UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

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JOHN HANCOCK VARIABLE INSURANCE TRUST

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Address of principal executive offices)   (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/14

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared three annual reports to shareholders for the year ended December 31, 2014.  The first report applies to 48 of the Registrant’s portfolios, the second report applies to 16 of the Registrant’s portfolios and the third report applies to 5 of the Registrant’s portfolios.

John Hancock

John Hancock

Variable Insurance Trust

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Annual Report
December 31, 2014

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3
Shareholder expense example	52
Summary portfolio of investments (See below for each portfolio’s page #)	59
Statements of assets and liabilities	100
Statements of operations	112
Statements of changes in net assets	124
Financial highlights	132
Notes to financial statements	150
Report of independent registered public accounting firm	204
Special shareholder meeting	205
Trustees and officers information	206
For more information	210

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
500 Index Trust B	4	59
All Cap Core Trust	5	60
Alpha Opportunities Trust	6	60
American Asset Allocation Trust	7	62
American Global Growth Trust	8	62
American Growth Trust	9	62
American Growth-Income Trust	10	62
American International Trust	11	62
American New World Trust	12	62
Blue Chip Growth Trust	13	62
Capital Appreciation Trust	14	63
Capital Appreciation Value Trust	15	64
Core Strategy Trust	16	66
Emerging Markets Value Trust	17	66
Equity-Income Trust	18	67
Financial Industries Trust	19	68
Franklin Templeton Founding Allocation Trust	20	69
Fundamental All Cap Core Trust	21	69
Fundamental Large Cap Value Trust	22	70
Global Trust	23	71
Health Sciences Trust	24	72
International Core Trust	25	73
International Equity Index Trust B	26	75
International Growth Stock Trust	27	76
International Small Company Trust	28	77
International Value Trust	29	79
Lifestyle Aggressive PS Series	30	80
Lifestyle Balanced PS Series	31	80
Lifestyle Conservative PS Series	32	80
Lifestyle Growth PS Series	33	80
Lifestyle Moderate PS Series	34	81
Mid Cap Index Trust	35	81
Mid Cap Stock Trust	36	82
Mid Value Trust	37	83
Mutual Shares Trust	38	84
Real Estate Securities Trust	39	85
Science & Technology Trust	40	86
Small Cap Growth Trust	41	87
Small Cap Index Trust	42	88
Small Cap Opportunities Trust	43	89
Small Cap Value Trust	44	90
Small Company Growth Trust	45	91
Small Company Value Trust	46	92
Strategic Equity Allocation Trust	47	93
Total Stock Market Index Trust	48	94
U.S. Equity Trust	49	95
Utilities Trust	50	96
Value Trust	51	97

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each portfolio of the John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the portfolio, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the portfolio. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indices

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized blended benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided portfolio manager commentary regarding each portfolio’s performance during the year ended December 31, 2014. The views expressed are those of the portfolio managers as of December 31, 2014, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, S&P 500, and S&P MidCap 400 Index are trademarks of The McGraw-Hill Companies, Inc. Russell 1000, Russell 2000, Russell 3000, and Russell Midcap are trademarks of Frank Russell Company. Wilshire 5000 is a trademark of Wilshire Associates. MSCI European Australian Far East Free, EAFE, and MSCI are trademarks of MSCI. Barclays is a registered trademark of Barclays Bank PLC. Lipper is a registered trademark of Reuters S.A. None of the trusts is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the trust.

3

500 Index Trust B

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management
(North America))
Portfolio Managers: Carson Jen, Ashikhusein Shahpurwala

INVESTMENT OBJECTIVE & POLICIES  >  To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) at the time of investment in (a) as a group, common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the subadvisor believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	19.0
Financials	16.1
Health care	13.7
Consumer discretionary	11.7
Industrials	10.0
Consumer staples	9.5
Energy	8.2
Utilities	3.1
Materials	3.1
Telecommunication services	2.2
Short-term investments and other	3.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the 500 Index Trust B Series NAV shares returned 13.43% and the S&P 500 Index returned 13.69%.

Environment  >  The S&P 500 Index posted gains in all four quarters. Nine of the ten industrial sectors generated positive returns, led by utilities, health care, and information technology. Energy posted the only loss, although four other sectors gained less than the index. Large-capitalization stocks outperformed both small- and mid-cap stocks for the year. Throughout the year, the returns of the trust closely tracked those of the index.

For the first quarter of 2014, the trust generated a return of 1.76%, compared to 1.81% for the S&P 500 Index. Strong earnings and healthy balance sheets for Index stocks overcame geopolitical and economic turmoil in Europe and market participants’ uncertainty about the pace of economic growth in China and emerging markets.

The second quarter saw the trust post a 5.14% gain (5.23% for the index). American companies’ sizeable cash positions combined with rising capital spending and dividends at multi-year highs continued to cushion the U.S. stock markets from geopolitical unrest in parts of the Middle East and Europe. In addition, continued mergers and acquisitions activity, especially in the health care and telecommunication services sectors was a contributing factor to the quarter’s positive performance.

For the third quarter of 2014, the trust increased 1.08% compared with 1.13% for the index. The release of strong U.S. second-quarter GDP data and M&A activity in multiple sectors pushed stocks higher as market participants looked past heightened tensions in the Middle East and Russia.

Better than expected U.S. third-quarter GDP data, coupled with a surprise interest rate cut by the People’s Bank of China, pushed stocks higher in the final quarter of the year. Market participants overcame weaker than expected data on the world economy, in addition to elevated stock market volatility not reached since the depths of the eurozone crisis in 2012. The trust was up 4.89% (the index increased 4.93%) for the quarter, positively impacted by the strength of the U.S. dollar versus the Canadian dollar.

The acceleration in growth for the U.S. economy and near record cash balances provide a positive back drop for stocks. Risk factors include uncertainty in global financial markets (which could be negatively impacted by the decline in oil prices) and potential weakness in global economic growth. Geopolitical unrest in Europe, Asia, and the Middle East could also potentially impact investor sentiment to the downside.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
500 Index Trust B Series I2	13.33%	15.17%	7.43%	102.64%	104.70%
500 Index Trust B Series II2	13.15%	15.08%	7.38%	101.82%	103.87%
500 Index Trust B Series NAV[3]	13.43%	15.20%	7.44%	102.90%	104.96%
S&P 500 Index[4,5]	13.69%	15.45%	7.67%	105.14%	109.47%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005 in connection with the trust’s acquisition on that date of all the assets of the Equity Index Fund of John Hancock Variable Series Trust I in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust’s Equity Index Fund, the trust’s predecessor. The inception date for these shares is May 1, 1996.

4	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

4

All Cap Core Trust

Subadvisor: QS Investors, LLC
Portfolio Managers: Robert Wang, Russell Shtern, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing in common stocks and other equity securities within all asset classes of those included in the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	21.7
Financials	15.8
Health care	15.8
Consumer discretionary	11.6
Industrials	11.3
Consumer staples	8.7
Energy	6.2
Materials	4.0
Utilities	2.8
Telecommunication services	1.1
Short-term investments and other	1.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the All Cap Core Trust Series I shares returned 9.64% and the Russell 3000 Index returned 12.56%.

Environment  >  U.S. economic growth accelerated in 2014, boosting corporate revenues and earnings, and market valuation even more so. U.S. large-cap stocks strongly outperformed small-caps and value slightly outperformed growth. Utilities, health care, and information technology were the top performing sectors in the Russell 3000 Index; only energy ended the year down, due to falling oil prices. At the end of 2014, the majority of our quantitative indicators were near the middle of their long term ranges. Two notable exceptions were liquidity trend and equity volatility, which were at the low ends of their historical ranges. Growth-oriented securities reflect high valuations, but not excessively so; stock prices are tracking fundamentals normally; and equities’ specific risk is being priced fairly. Economic conditions held steady in their mid-range throughout the year. In the fixed income market, complacency is less evident now than it was during the first half of the year, when investors chasing yield pushed the default premium to very low levels; over the last quarter, the default premium has moved back to its long term median.

Our U.S. equity model seeks to add value through factor selection, by over- and under-weighting certain characteristics such as sentiment, value, growth, quality, and stability. We obtain exposure to these characteristics by buying a basket of stocks so as to diversify individual stock risk. Thus, the contributions from individual stocks, in general, tend to be small. In the past year, factors were mixed in terms of overall contribution to return. The valuation and growth factors were key contributors while the quality, sentiment, and stability/dynamic factors detracted. For the majority of the year, valuation factors provided consistent positive contribution, whereas sentiment factors were punished. Growth posted strong positive contribution to return in the fourth quarter, when quality and stability/dynamic factors were out of favor. The trust has the highest active exposure to earnings estimate diffusion, momentum, cash flow growth and analyst revision factors. Among the best performing positions for the year was Southwest Airlines Company, a substantial overweight versus the benchmark. This was the most attractively ranked stock in the industrials sector primarily due to earnings quality, positive analyst sentiment, and momentum. One of the worst performing positions was Best Buy Company. The drop in its share price early in the year subtracted from the trust’s performance, and we sold the position.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
All Cap Core Trust Series I	9.64%	14.27%	6.86%	94.85%	94.20%
All Cap Core Trust Series II	9.46%	14.04%	6.65%	92.90%	90.42%
All Cap Core Trust Series NAV[2]	9.69%	14.32%	6.92%	95.26%	95.23%
Russell 3000 Index[3,4]	12.56%	15.63%	7.94%	106.72%	114.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

5

Alpha Opportunities Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Kent M. Stahl, CFA, Gregg R. Thomas, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term total return by investing at least 65% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts), index-related securities (including exchange-traded funds (ETFs)), real estate investment structures (including REITs), convertible securities, preferred stock, private placements, convertible preferred stock, rights and warrants. The trust may invest in options on listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or options linked to, emerging market issuers or indexes.

The trust may invest up to 35% of its total assets in the securities of foreign issuers and foreign currency denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	19.8
Health care	17.3
Consumer discretionary	15.7
Industrials	15.2
Financials	13.3
Energy	5.4
Consumer staples	5.2
Materials	5.0
Utilities	1.1
Telecommunication services	0.7
Short-term investments and other	1.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Alpha Opportunities Trust Series NAV shares returned 8.12% and the Russell 3000 Index returned 12.56%.

Environment  >  U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. But by the end of the second quarter the S&P 500 was up well over 200% from its closing low on March 9, 2009. The second half of the year was also bumpy, with U.S. equities sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. U.S. equities hit several all-time highs toward the end of the period.

The trust’s underperformance during the year was primarily due to weak stock selection, particularly in the energy, industrials, and consumer staples sectors. A residual cash position in a rising equity market, as well as an overweight to consumer discretionary and an underweight to utilities also hurt. On a regional basis, overweight allocations to developed Europe and exposure to emerging markets also weighed on relative performance. Top relative detractors included oil and gas exploration company Cobalt International Energy, Inc., oil and production company Pioneer Natural Resources Company, and ParkerVision, Inc., a manufacturer of wireless integrated circuits with proprietary amplifier and receiver technology used in mobile phones.

Partially offsetting negative relative results was positive stock selection in the information technology sector, as well as an underweight to energy and an overweight to health care. On a regional basis, security selection within developed Europe also was additive to relative results. Top relative contributors included semiconductor company NXP Semiconductors NV, U.K.-based multinational pharmaceutical company focused on cardiovascular, gastrointestinal, respiratory, oncology, and neuroscience treatments AstraZeneca PLC, and U.S.-based airline company American Airlines Group, Inc.

At the end of the period the trust was most overweight in the industrials, health care, and consumer discretionary sectors. The financials, consumer staples, and utilities sectors were the trust’s largest underweights.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Alpha Opportunities Trust Series I2	8.00%	13.79%	—	14.44%	90.78%	—	131.83%
Alpha Opportunities Trust Series NAV (began 10/7/08)	8.12%	13.87%	—	14.51%	91.43%	—	132.71%
Russell 3000 Index[3,4]	12.56%	15.63%	—	14.13%	106.72%	—	128.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is June 2, 2009. For periods prior to this date, the performance shown links the performance of the Series NAV shares, which have lower expenses than Series I. Had the performance prior to June 2, 2009 reflected Series I expenses, performance would be lower.

3	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

6

American Asset Allocation Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, James R. Mulally, Jeffrey T. Lager, Eugene P. Stein, David A. Daigle

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The trust invests all of its assets in Class 1 shares of its master fund, the Asset Allocation FundSM, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment advisor or unrated but determined to be of equivalent quality by the fund’s investment advisor).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer discretionary	11.4
Information technology	11.1
Financials	10.1
Industrials	9.6
Health care	7.4
Energy	7.2
Consumer staples	4.8
Materials	4.8
Telecommunication services	0.8
Utilities	0.3
Short-term investments and other	32.5

*	The weightings represent the holdings of the American Asset Allocation Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the American Asset Allocation Trust Series II shares returned 4.89% and the blended index returned 10.62%.

Environment  >  The trust, which is a mix of stocks and bonds, rose for the 12 months ended December 31, 2014, but trailed similar indexes. The S&P 500, the benchmark for the fund’s equity holdings, gained 13.69% over the same period, while the Barclays U.S. Aggregate Bond Index, which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 5.97%. A 60/40 blend of the two indexes (60/40 S&P/Barclays Index) advanced 10.62%.

U.S. stocks recorded a succession of record highs in 2014. All industry sectors rose with the exception of energy, where stocks were hurt by the dramatic slump in oil prices. Bonds advanced as investors moved to U.S. treasury bills amid mixed global growth and geopolitical tensions.

The trust had gains close to or in double digits in several sectors, including utilities, information technology, and health care, but trailed the index in each on a relative basis because of a low weighting or disappointing results from select holdings. Not surprisingly, the trust’s weakest sector was energy, which included some of the biggest detractors to relative returns. The trust’s slightly larger cash position, which reflects the portfolio managers’ cautious approach after several years of rising markets, also hampered results.

The trust’s fixed-income holdings slightly lagged the index. High-yield corporate bonds detracted from fund results as investors sought the safety of treasuries and investment-grade corporate securities.

The trust’s portfolio managers trimmed stock holdings slightly.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I2	5.05%	11.14%	7.00%	69.54%	96.70%
American Asset Allocation Trust Series II3	4.89%	10.98%	6.70%	68.34%	91.30%
American Asset Allocation Trust Series III[4]	5.40%	11.55%	7.31%	72.73%	102.50%
S&P 500 Index[5,8]	13.69%	15.45%	7.67%	105.14%	109.47%
Barclays U.S. Aggregate Bond Index[6,8]	5.97%	4.45%	4.71%	24.31%	58.42%
Blended Index[7,8]	10.62%	11.18%	6.77%	69.91%	92.46%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is April 28, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to April 28, 2008 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests. The performance of the Class 1 shares of the Asset Allocation Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Asset Allocation Trust. The inception date for Class 1 shares of the Asset Allocation Fund is August 1, 1989.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

6	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

7	The blended index is 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

7

American Global Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Steve T. Watson, Jonathan Knowles, Isabelle deWismes

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, the Global Growth FundSM, a series of American Funds Insurance Series. The Global Growth Fund invests primarily in common stocks of companies located around the world that the advisor believes have potential for growth. As a fund that seeks to invest globally, the Global Growth Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Global Growth Fund seeks to invest at least 30% of its net assets in issuers outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Health care	19.6
Information technology	18.7
Consumer discretionary	18.1
Financials	14.2
Industrials	9.2
Consumer staples	6.9
Energy	3.0
Materials	2.9
Telecommunication services	1.3
Utilities	0.5
Short-term investments and other	5.6

*	The weightings represent the holdings of the American Global Growth Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the American Global Growth Trust Series II shares returned 1.82% and the MSCI AC World Index returned 4.71%

Environment  >  The growing U.S. economy lifted domestic stocks in 2014, while international stocks faltered as persistent economic woes in Europe heightened fears of another recession and falling oil prices hurt oil-producing countries.

Stocks in the health care sector, the trust’s largest at year-end, accounted for most of the fund’s gain, with two U.S. biotechnology companies the primary contributors: Vertex Pharmaceuticals, Inc. which develops drugs to treat cystic fibrosis and other serious diseases, and Regeneron Pharmaceuticals, Inc., a leader in human antibody technologies. Danish company Novo Nordisk A/S, which focuses on the treatment of diabetes, was also one of the top contributors. All three were among the fund’s 10 largest holdings at year-end.

While holdings in the information technology sector were additive to absolute performance, results trailed those of the index. The trust benefited on a relative basis from low exposure to the struggling energy and materials sectors.

The trust’s smallest sectors at year end, utilities and telecommunication services, were weakest on an absolute basis, but results in the consumer discretionary sector, the third largest at year end, had the greatest negative relative impact, in large part due to poor showings from online retailers Amazon.com, Inc. and U.K.-based ASOS PLC.

Despite five years of significant gains for global stock markets and considerable economic and political uncertainty in various countries, the fund’s portfolio managers continue to find attractive investment opportunities outside the U.S. They remain positive on the outlook for the Japanese economy, given the determination of Prime Minister Abe to drive economic growth, and continue to find selective value in European shares.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
American Global Growth Trust Series I2	1.96%	10.09%	8.29%	61.70%	121.67%
American Global Growth Trust Series II3	1.82%	9.95%	8.03%	60.68%	116.49%
American Global Growth Trust Series III[4]	2.31%	10.50%	8.63%	64.77%	128.92%
MSCI AC World Index[5,7]	4.71%	9.74%	6.65%	59.18%	90.33%
Lipper Global Fund Index[6,7]	3.86%	9.09%	6.10%	54.52%	80.86%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. The performance of the Class 1 shares of the Global Growth Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Growth Trust. The Class 1 shares of the Global Growth Fund were first issued on April 30, 1997.

4	The inception date Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global developed and emerging markets.

6	The Lipper Global Fund Index consists of the 30 largest funds in the Lipper peer category that invest at least 25% of their portfolio in securities traded outside of the U.S. and may own U.S. securities as well.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

8

American Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Donnalisa Parks Barnum, Ronald B. Morrow, Michael T. Kerr, Gregory D. Johnson, Alan J. Wilson

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, the Growth FundSM, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	18.9
Consumer discretionary	18.8
Health care	17.3
Financials	13.1
Industrials	9.2
Energy	8.2
Consumer staples	7.4
Materials	2.3
Telecommunication services	0.2
Utilities	0.2
Short-term investments and other	4.4

*	The weightings represent the holdings of the American Growth Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the American Growth Trust Series II shares returned 7.96% and the S&P 500 Index returned 13.69%.

Environment  >  U.S. stocks recorded a succession of record highs in 2014, with the fourth quarter marking the eighth consecutive quarterly gain for the S&P 500 Index. All industry sectors rose during the year, with the exception of energy, where stocks were hurt by the dramatic slump in oil prices.

Stocks in the health care, information technology (IT), and financials sectors were the main contributors to the trust’s gain on an absolute basis. Health care was particularly strong, with several U.S. biotechnology and pharmaceutical companies among the top contributors to relative returns. In IT, the standout was U.S./Singaporean semiconductor firm Avago Technologies, Ltd.

The trust trailed the index in several sectors, including energy, consumer discretionary, and consumer staples, which together accounted for most of the return difference. Two energy companies were among the biggest detractors to relative returns, though the biggest drag was online retailer Amazon.com, Inc., the trust’s largest holding at year-end.

Overall, both domestic U.S. and non-U.S. holdings hindered fund returns. The trust’s cash holdings also detracted.

With oil prices at lows not seen in years, the trust’s portfolio managers will look for industries and companies that stand to benefit from lower energy costs in addition to those most likely to profit from consumers’ increased spending power. Attractive valuations among energy stocks could present promising investment opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I	8.13%	13.18%	7.43%	85.68%	104.76%
American Growth Trust Series II	7.96%	13.01%	7.27%	84.32%	101.69%
American Growth Trust Series III[2]	8.47%	13.57%	7.68%	88.92%	109.66%
S&P 500 Index[3,4]	13.69%	15.45%	7.67%	105.14%	109.47%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

9

American Growth-Income Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Claudia P. Huntington, Donald D. O’Neal, Dylan J. Yolles, J. Blair Frank, William L. Robbins

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide growth of capital and income. The trust invests all of its assets in Class 1 shares of its master fund, the Growth-Income FundSM, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that the Growth-Income Fund’s investment advisor believes demonstrate the potential for appreciation and/or dividends. Although the Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. The Growth-Income Fund is designed for investors seeking both capital appreciation and income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Health care	18.1
Information technology	17.3
Consumer discretionary	13.4
Industrials	10.6
Financials	8.8
Energy	7.4
Materials	6.9
Consumer staples	6.6
Telecommunication services	1.6
Utilities	1.1
Short-term investments and other	8.2

*	The weightings represent the holdings of the American Growth-Income Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the America Growth-Income Trust Series II shares returned 10.12% and the S&P 500 Index returned 13.69%.

Environment  >  U.S. stocks recorded a succession of record highs in 2014, with the fourth quarter marking the eighth consecutive quarterly gain for the S&P 500 Index. All industry sectors rose during the year, with energy the exception as stocks were battered by the dramatic slump in oil prices.

Aside from holdings in cash, the biggest drag on relative results came from select investments in the consumer discretionary sector. The weakest stocks in that sector on a relative basis were Amazon.com, Inc., which had a run of strong returns in the previous few years, and General Motors Company.

Select health care and industrials holdings were important drivers of positive returns. Several health care companies were among the fund’s top contributors to relative returns, including the trust’s two largest holdings at year end, U.S. biotechnology firms Amgen, Inc. and Gilead Sciences, Inc. Holdings in the industrials sector also made a contribution to relative returns.

Looking ahead, the portfolio managers are optimistic about prospects for U.S. companies as the economy continues to grow. Central banks around the world are committed to maintaining low interest rates, which should help limit volatility.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I	10.25%	13.31%	6.72%	86.81%	91.64%
American Growth-Income Trust Series II	10.12%	13.13%	6.56%	85.35%	88.80%
American Growth-Income Trust Series III[2]	10.64%	13.70%	7.05%	90.02%	97.56%
S&P 500 Index[3,4]	13.69%	15.45%	7.67%	105.14%	109.47%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

10

American International Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Sung Lee, Jesper Lyckeus, Christopher M. Thomsen, L. Alfonso Barroso

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, the International FundSM, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States including in companies domiciled in developing countries, that the advisor believes have the potential for growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	19.9
Consumer discretionary	15.5
Health care	14.1
Information technology	11.7
Industrials	11.5
Consumer staples	6.0
Materials	4.1
Utilities	3.5
Energy	3.2
Telecommunication services	3.2
Short-term investments and other	7.3

*	The weightings represent the holdings of the American International Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the American International Trust Series II shares lost 3.15% and the MSCI AC World ex US Index lost 3.44%

Environment  >  The U.S. is an important driver of the global economy and indications are that its economy is prospering. Europe has negative growth, its financial system is strained and financial stocks are in a tailspin. The European Central Bank ultimately may have to provide more support. The main event to watch in Japan is whether Prime Minister Abe’s promised reforms will be implemented. China is slowing down, but the government is indicating it will do what it can to prevent a major slowdown.

The trust benefited from careful stock and sector selection in most regions, which helped mitigate the impact of adverse factors. The largest sector by concentration was financials and results were mixed — positive for India-based Axis Capital Holdings, Ltd. and negative for Russia-based Sberbank of Russia. SoftBank Corp. hurt the trust’s results, as did other Japan-based holdings. For health care holdings, Pharmstandard and Grifols SA lagged, while Novartis AG led. Consumer discretionary stocks were a drag, primarily Sands China. Investments in countries that benefit from low oil prices, such as India, were additive.

The U.S., after the end of quantitative easing, needs consumers to increase their spending and power the economy. The oil price decline should help consumers’ discretionary spending. The question is whether that’s enough to keep the world economy afloat.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
American International Trust Series I	–3.05%	4.80%	5.95%	26.40%	78.24%
American International Trust Series II	–3.15%	4.65%	5.79%	25.50%	75.58%
American International Trust Series III[2]	–2.66%	5.17%	6.20%	28.68%	82.51%
MSCI AC World ex US Index[3,5]	–3.44%	4.89%	5.59%	26.95%	72.35%
MSCI EAFE Index[4,5]	–4.48%	5.81%	4.91%	32.61%	61.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	The MSCI AC World ex US Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets, excluding the United States of America.

4	The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

11

American New World Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Carl M. Kawaja, Robert H. Neithart, Nicholas J. Grace, F. Galen Hoskin

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term capital appreciation. The trust invests all of its assets in Class 1 shares of its master fund, the New World Fund®, a series of American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the advisor believes have potential of providing capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	13.8
Consumer discretionary	13.7
Financials	13.5
Consumer staples	9.4
Energy	7.0
Health care	6.8
Industrials	5.3
Telecommunication services	2.8
Materials	2.0
Utilities	1.6
Short-term investments and other	24.1

*	The weightings represent the holdings of the American New World Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the American New World Trust Series II shares lost 8.37% and the MSCI AC World Index returned 4.71%.

Environment  >  At the beginning of 2014, the investor consensus was for stronger global economic growth; however, the results were extremely disappointing. European economic growth has been weak, it is potentially heading for deflation and Greece may leave the euro zone. Japan has had much more muted growth than was expected, and China’s economy stumbled.

There was a selloff in commodities, and the oil price decline hurt some emerging markets, including Brazil and Russia. Large importers of oil such as the U.S. and India did better. The trust did not have huge exposure to oil, but had substantial exposure to Russia, which hurt results. Significant holding SoftBank Corp. (telecommunications) disappointed and hurt performance. Information technology holdings were mixed — Baidu, Inc. benefited the fund, while Mail.ru Group detracted. The energy sector was also a significant detractor.

While stimulus measures in Europe are a positive for some risk assets, they may not achieve the desired result of pulling those economies out of recession. If the Federal Reserve Board raises rates, it could be a challenge for some emerging markets. The portfolio managers don’t expect strong economic growth — that’s part of the reason commodities are selling off — and are more cautious than in recent years. They are therefore looking for companies that can do well notwithstanding the current economic environment.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
American New World Trust Series I2	–8.21%	3.74%	8.07%	20.18%	117.39%
American New World Trust Series II3	–8.37%	3.58%	7.80%	19.21%	111.91%
American New World Trust Series III[4]	–7.95%	4.10%	8.40%	22.24%	124.11%
MSCI AC World Index[5,6]	4.71%	9.74%	6.65%	59.18%	90.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is May 6, 2009. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the New World Fund, a series of American Fund Insurance Series and the master fund in which the American New World Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to May 6, 2009 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests. The performance of the Class 1 shares of the New World Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American New World Trust. The inception date for Class 1 shares of the New World Fund is June 17, 1999.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American New World Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization weighted index that is designed to measure equity performance in global developed and emerging markets.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

12

Blue Chip Growth Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  >  To provide long-term growth of capital with current income as a second objective. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large and medium-sized blue chip growth companies that, in the subadvisor’s view, are well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer discretionary	23.4
Health care	22.9
Information technology	22.6
Industrials	13.9
Financials	7.6
Materials	3.9
Consumer staples	2.5
Energy	2.5
Telecommunication services	0.2
Short-term investments and other	0.5

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2014, the Blue Chip Growth Trust Series I shares returned 9.07% and the S&P 500 Index returned 13.69%.

Environment  >  U.S. equities rose in 2014 for the sixth consecutive year, as the U.S. economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks were also supportive. Stagnant global growth, heightened geopolitical tensions due to sanctions against Russia for its actions in Ukraine, and unrest in the Middle East weighed on stock prices. Large-cap stocks reached new highs in December. Large- and mid-cap stocks significantly outpaced small caps for the year, as measured by various Russell indexes. Value stocks outperformed growth among large and mid caps, while growth outpaced value among small caps.

Overall, stock selection was the reason for relative underperformance. Consumer discretionary, information technology, and utilities were the largest relative detractors. Health care, energy, and materials were the leading relative outperformers.

Consumer discretionary was by far the largest relative detractor, primarily due to stock selection but overweighting against the benchmark was also detrimental. Wynn Resorts, Ltd. hurt relative results as concerns of decelerating gambling traffic in Macau weighed on the stock. We maintain a favorable view on the company given the impending completion of its Wynn Palace in Macau, which retains strong growth prospects.

Stock selection led to underperformance by information technology. An underweight to Apple, Inc. hurt relative performance. Shares were up sharply as investors anticipated the iPhone 6, with a larger screen size that would address a major competitive disadvantage. Despite strong revenue growth, Google Inc.’s profits disappointed investors. The company has invested heavily in additional data center capacity and acquisitions.

The lack of utilities stock in the portfolio hurt relative results, as this was the strongest sector in the S&P benchmark for the period.

Health care was the leading outperformer, on combined stock selection and favorable overweighting. Shares of Allergan, Inc., the maker of Botox, were up earlier in the year in response to several favorable legal decisions that extended the company’s patents on several drugs, including the glaucoma treatment Lumigan. The company agreed to an acquisition offer from Actavis in November, successfully avoiding a hostile bid from Canadian drug company Valeant Pharmaceuticals International, Inc.

Energy outperformed due to significant underweighting of this worst-performing sector in the benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	9.07%	16.53%	8.70%	114.89%	130.22%
Blue Chip Growth Trust Series II	8.88%	16.31%	8.48%	112.84%	125.59%
Blue Chip Growth Trust Series NAV[2]	9.11%	16.59%	8.75%	115.47%	131.39%
S&P 500 Index[3,4]	13.69%	15.45%	7.67%	105.14%	109.47%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

13

Capital Appreciation Trust

Subadvisor: Jennison Associates LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros (Sig) Segalas

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 65% of the trust’s total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadvisor believes to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	33.4
Consumer discretionary	26.5
Health care	20.1
Industrials	6.5
Consumer staples	4.0
Financials	3.8
Energy	3.4
Materials	1.9
Short-term investments and other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Capital Appreciation Trust Series I shares returned 9.65% and the Russell 1000 Growth Index returned 13.05%.

Environment  >  The U.S. equity market’s advance reflected sustained improvement in the U.S. economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve Board tapered then ended its quantitative-easing program, signaling confidence in the health of U.S. economic activity and labor market conditions.

The trust’s consumer discretionary holdings in the aggregate (both discretionary and staples) underperformed the benchmark’s consumer names. Amazon.com, Inc.’s earnings were constrained by increased business investment designed to drive unit growth in its core retail business and through digital commerce via the mobile market. Whole Foods Market, Inc. was hurt by intensifying competition in the organic and natural foods market; we sold Whole Foods prior to period end. Weakness in Inditex SA, best known for its brand, Zara, reflected currency translation issues due to the euro’s strength relative to many other currencies (Inditex is based in Spain).

Offsetting these declines were strong gains in other consumer holdings, including athletic apparel companies Under Armour, Inc. and NIKE, Inc., hotel operator Marriott International, Inc., media conglomerate The Walt Disney Company, and electric car innovator Tesla Motors, Inc..

Health care positions were the most significant contributors to absolute return. Scientific advances over the past decade coupled with increased research and development and clinical trials have led to numerous drug introductions and material improvement in the treatment of serious diseases. Biotech companies benefited from their innovative drugs for blood disorders and autoimmune diseases (Alexion Pharmaceuticals, Inc.), cancer (Celgene Corp.), cystic fibrosis (Vertex Pharmaceuticals, Inc.), multiple sclerosis (Biogen Idec, Inc.), and hepatitis C (Gilead Sciences, Inc.).

Information technology positions were likewise strong contributors to absolute return although they lagged the benchmark sector and detracted on a relative basis. Apple Inc.’s strong revenue and earnings reflected expanding global acceptance of its platform. Facebook, Inc. reported strong revenue and earnings as well as healthy measures of growth in users and user engagement. Twitter Inc.’s revenue and earnings exceeded expectations, but user growth decelerated, in part because of slower-than-expected improvements in new user onboarding and access. Next-generation security software vendor FireEye, Inc. declined with a broad sell-off of high-multiple software growth stocks despite its strong growth in billings, new customers, and revenue. The company’s behavioral analysis technology and real-time threat detection and prevention platform identify highly sophisticated malware.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Trust Series I	9.65%	14.36%	8.56%	95.57%	127.29%
Capital Appreciation Trust Series II	9.47%	14.13%	8.33%	93.65%	122.68%
Capital Appreciation Trust Series NAV[2]	9.68%	14.41%	8.62%	96.03%	128.57%
Russell 1000 Growth Index[3,4]	13.05%	15.81%	8.49%	108.36%	125.94%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

14

Capital Appreciation Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the trust’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures, and options. The trust may invest up to 20% of its total assets in foreign securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Health care	17.6
Financials	14.0
Consumer discretionary	12.7
Industrials	12.7
Information technology	8.2
Energy	8.2
Consumer staples	5.1
Telecommunication services	4.5
Utilities	3.3
U.S. Government	1.9
Materials	0.9
Asset Backed Securities	0.5
Short-term investment and other	10.4

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2014, the Capital Appreciation Value Trust Series I shares returned 12.22% and the S&P 500 Index returned 13.69%.

Environment  >  U.S. equities rose in 2014 for the sixth consecutive year, as the economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, and favorable corporate earnings were also supportive. Nine out of ten sectors in the S&P 500 Index produced positive results, led by utilities, while energy was the only sector to decline. Long-term interest rates continued to decline due to global economic weakness and geopolitical uncertainties.

The trust lagged the all-equity S&P 500 Index in 2014 due to its allocation to bonds in a rising equity environment. While the portfolio’s equity holdings outpaced the S&P 500 Index, its fixed-income segment lagged the Barclays U.S. Aggregate bond Index. The portfolio’s overweight to high-yield bonds benefited in the first half of the year but detracted from returns more recently.

As the equity market continued its overall upward trajectory, we trimmed holdings within the utilities and consumer staples sectors on strength, decreasing our overall equity exposure from the prior year. Overall, we continue to believe that the attractiveness of the U.S. equity market has diminished, given that equity valuations are relatively expensive compared to historical averages. Since the end of 2013, our weight within fixed income marginally decreased, as it remained challenging to find reasonable risk/reward opportunities. We eliminated our holdings in some U.S. Treasuries in the fourth quarter, as long-term interest rates continued to decline due to global economic weakness and geopolitical uncertainties. On the flip side, we increased our exposure to high-yield bonds as falling oil prices caused spreads to widen.

Within equities, the health care sector drove relative performance due to both stock selection and a sizable overweight position. Allergan, Inc. and Zoetis, Inc. —both acquisition targets late in the year—made significant contributions. On the downside, the industrials sector detracted from relative results due to both stock selection and an overweight position, including holdings in United Technologies Corp. The energy sector detracted from relative performance due to stock selection, however, our underweight position in the year’s worst-performing sector limited the damage.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Capital Appreciation Value Trust Series I (began 4/28/08)	12.22%	13.05%	—	8.72%	84.66%	—	74.86%
Capital Appreciation Value Trust Series II (began 4/28/08)	12.04%	12.83%	—	8.49%	82.85%	—	72.43%
Capital Appreciation Value Trust Series NAV (began 4/28/08)	12.38%	13.12%	—	8.77%	85.21%	—	75.38%
S&P 500 Index[2,3]	13.69%	15.45%	—	8.33%	105.14%	—	70.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

15

Core Strategy Trust

Subadvisors: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management) andJohn Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Steve Medina, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing approximately 70% of its total assets in equity securities and underlying funds which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds which invest primarily in fixed-income securities. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Underlying Funds*	% of Total
Affiliated Investment Companies	100.0
Equity	70.1
Fixed Income	29.9

*	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Core Strategy Trust Series II shares returned 5.91% and the blended index returned 11.39%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes, and the S&P 500 Index gained 13.69%. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan, and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed-income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield, and foreign and institutional demand. The benchmark 10-year Treasury yield (which moves inversely to prices) fell to 2.17% from 3.04% at the start the year. Intermediate bonds posted solid returns with the Barclays U.S. Aggregate Bond Index gaining 5.97%. The U.S. Federal Reserve Board (Fed) ended its bond-buying program in October, in line with expectations that the U.S. economic recovery was closer to being self-sustaining.

The trust invests in JHVIT Strategic Equity Allocation and JHVIT Bond Trust. JHVIT Strategic Equity Allocation accounts for 100% of the equity exposure, while JHVIT Bond Trust accounts for 100% of the fixed-income exposure.

JHVIT Strategic Equity Allocation Trust posted good absolute gains as a result of positive asset class positioning. On a geographic basis, its allocation to U.S. equities contributed significantly to performance, particularly in the large-cap market. Small-cap U.S. equity holdings posted positive absolute returns but lagged relative to large caps and the S&P 500 Index. The allocation to developed-market international equities detracted from both absolute and relative performance; the MSCI EAFE Index trailed the S&P 500 Index. JHVIT Bond Trust modestly trailed the Barclays U.S. Aggregate Bond Index.

U.S. stocks continue to show good fundamentals in our view, although valuations are becoming extended. However, we remain cautious of Europe and Japan, as well as many emerging markets. We believe the Fed will proceed cautiously in raising short-term interest rates, which should continue to provide an incentive for yield-starved investors to buy stocks. The bond market might not be too adversely affected by higher rates if the increases are measured and modest. Should commodity prices continue to fall, it could fuel risk aversion, and global stock markets could struggle.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Core Strategy Trust Series I2	6.11%	9.90%	—	5.98%	60.29%	—	67.53%
Core Strategy Trust Series II (began 2/10/06)	5.91%	9.69%	—	5.85%	58.78%	—	65.71%
Core Strategy Trust Series NAV[3]	6.15%	9.96%	—	6.02%	60.74%	—	68.14%
S&P 500 Index[4,7]	13.69%	15.45%	—	7.89%	105.14%	—	96.32%
Barclays U.S. Aggregate Bond Index[5,7]	5.97%	4.45%	—	5.06%	24.31%	—	55.01%
Blended Index[6,7]	11.39%	12.27%	—	7.30%	78.37%	—	87.12%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I shares is April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to April 28, 2008 reflected Series I expenses, performance would be higher.

3	The inception date of Series NAV shares is April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded common stocks.

5	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

16

Emerging Markets Value Trust

Subadvisor: Dimensional Fund Advisors, LP
Portfolio Managers: Karen E. Umland, CFA, Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets, which are designated from time to time by the subadvisor.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	33.4
Materials	18.2
Industrials	12.3
Energy	11.5
Consumer discretionary	8.0
Information technology	7.9
Consumer staples	3.9
Utilities	3.1
Telecommunication services	1.0
Health care	0.3
Short-term investments and other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Emerging Markets Value Trust Series NAV shares lost 5.36% and the MSCI Emerging Markets Index lost 1.82%.

Environment  >  Emerging markets posted negative returns for the twelve months ending December 31, 2014. While emerging markets outperformed many developed markets, they trailed the U.S. The U.S. dollar strengthened against most emerging markets currencies, particularly the Russian ruble, other eastern European currencies, and Latin American currencies. The net result of currency movements was a negative impact on the U.S. dollar-denominated returns of emerging markets. Within the index, health care and information technology were the best-performing sectors, while energy and materials were among the weakest. Along the market capitalization dimension, small caps (MSCI Emerging Markets Small Cap) outperformed large caps (MSCI Emerging Markets Large Cap) for the period.

In terms of relative prices, value stocks underperformed growth stocks across both large- and small-cap markets. Using the MSCI Emerging Markets Indexes as proxies, small value (MSCI Emerging Markets Small Cap Value) modestly underperformed small growth (MSCI Emerging Markets Small Cap Growth). Among large caps, value (MSCI Emerging Markets Large Cap Value) underperformed growth (MSCI Emerging Markets Large Cap Growth) by a slightly wider margin. The top quartile of most profitable stocks outperformed the bottom quartile of least profitable stocks among large caps (MSCI Emerging Markets, excluding REITs and utilities). Among small caps (MSCI Emerging Markets Small Cap, excluding REITs and utilities), the most profitable quartile outperformed the least profitable quartile.

Emerging markets value stocks performed relatively poorly during the period. Consequently, the trust’s greater allocation to these stocks detracted from relative performance when compared to the style-neutral MSCI Emerging Markets Index. This was partially offset by the trust’s exposure to smaller cap stocks, which are not held in the Index, as these securities outperformed, and thus contributed to relative performance. A greater allocation to materials and energy stocks, and a lesser allocation to information technology, all detracted from relative performance. In contrast, the trust’s greater allocation to value stocks in financials contributed to relative performance. At the country level, a lesser allocation to Russia and Brazil helped, as both countries underperformed. Similarly, a greater allocation to Taiwan and India helped, which both outperformed. However, the trust’s holdings of value stocks in Brazil and Taiwan underperformed those in the benchmark, offsetting some of that benefit.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Emerging Markets Value Trust Series I (began 5/1/07)	–5.50%	–0.55%	—	1.59%	–2.72%	—	12.84%
Emerging Markets Value Trust Series NAV (began 5/1/07)	–5.36%	–0.50%	—	1.63%	–2.46%	—	13.24%
MSCI Emerging Markets Index[2,3]	–1.82%	2.11%	—	2.57%	11.03%	—	21.45%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

17

Equity-Income Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES  >  To provide substantial dividend income and also long-term growth of capital. The trust invests at least 80% of its total net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	19.3
Industrials	13.1
Energy	12.3
Consumer discretionary	11.8
Information technology	11.4
Health care	6.6
Utilities	6.4
Materials	5.0
Consumer staples	4.2
Telecommunication services	3.6
Short-term investments and other	6.3

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2014, the Equity-Income Trust Series I shares returned 7.47% and the Russell 1000 Value Index returned 13.45%.

Environment  >  The Russell 1000 Value Index posted a double-digit positive return. As measured by the various Russell indexes, large-cap shares reached new highs in December, significantly outpacing small- and mid-caps; within the large-cap space, value stocks outperformed their growth peers. Within the Russell 1000 Value Index, nine out of ten sectors posted a positive return. Information technology led performance, followed by utilities and health care. The only sector to end in negative territory was energy.

The trust underperformed the Russell 1000 Value Index during the period. Health care was the most notable detractor, owing to stock choices and a detrimental underweight. GlaxoSmithKline PLC hurt returns here. This U.K.-based pharmaceutical company experienced ongoing difficulty getting its respiratory treatments reimbursed by insurance plans, but the company expects the problem to be resolved going forward.

In energy, our overweight position and stock selection both proved disadvantageous. Among the underperforming names was Apache Corp. Despite continuing to sell off its weaker non-core assets, Apache declined sharply amid falling commodity prices. We maintained our position as we expect the company to improve performance by focusing on U.S. onshore oil and natural gas production.

On the positive side, our stock holdings outperformed in utilities. A leading name here was Entergy Corp., which surged due to colder weather earlier in the year as well as stricter Environmental Protection Agency guidelines that reinforce the need for the company’s nuclear power plants.

Stock selection in materials was another area of relative strength, most notably International Paper Corp. The firm benefited from strong operational performance in a highly consolidated market, led by a skilled new chief executive officer. We selectively trimmed our position on strength, but we see further upside potential due to the company’s strong balance sheet and management’s ability to raise dividends or buy back shares.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Equity-Income Trust Series I	7.47%	13.37%	6.78%	87.29%	92.75%
Equity-Income Trust Series II	7.23%	13.15%	6.57%	85.44%	88.87%
Equity-Income Trust Series NAV[2]	7.55%	13.44%	6.84%	87.88%	93.74%
Russell 1000 Value Index[3,4]	13.45%	15.42%	7.30%	104.87%	102.31%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a less-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

18

Financial Industries Trust (Formerly Financial Services Trust)

Subadvisor: John Hancock Asset Management (formerly managed by Davis Selected Advisors, L.P.)
Portfolio Managers: Susan A. Curry, Lisa A. Welch

INVESTMENT OBJECTIVE & POLICIES  >  To seek growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that are principally engaged in financial services.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Weighting*	% of Total
Banks	56.2
Capital markets	19.7
Insurance	12.6
Real estate investment trusts	5.8
Consumer finance	3.1
IT services	1.2
Thrifts and mortgage finance	1.0
Diversified financial services	0.1
Short-term investments and other	0.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Financial Industries Trust Series I shares returned 8.65% and the S&P 500 Financials Index returned 15.20%.

Environment  >  U.S. stocks performed well in 2014, repeatedly reaching new highs. However, that performance does not reflect the underlying volatility and challenges present in the market. Outside the U.S., global economic growth was poor; geopolitical risks were prevalent; energy prices fell sharply; some high-beta sectors of the market sold off sharply; and there was considerable uncertainty and differentiation with respect to central bank monetary policies. But while Japan, China, and much of Europe struggled with growth, U.S. economic data improved significantly over the course of the year. Employment figures, business activity, and consumer confidence all strengthened, while the housing market improved modestly. These conditions were generally beneficial for financial companies.

The trust produced positive absolute returns but trailed the performance of its benchmark, the S&P 500 Financials Index. In the period prior to late June, when John Hancock Asset Management (JHAM) assumed management of the portfolio, the fund performed roughly in line with the benchmark. This was generally due to positioning among banks. However, contributions also came from out of benchmark positions in certain energy companies. In the period since late June, some of the leading detractors from relative performance were European banks. Italian bank UniCredit SpA was a leading detractor because of weaker-than-expected growth in Italy, and uncertainty around European Central Bank policies.

Alternative asset managers such as The Carlyle Group LP, American Capital, Ltd., and Apollo Global Management LLC, also detracted from relative performance. Investors worried that, with the stock market already at record highs and some assets graduating from these companies’ portfolios, their prospective returns would be less attractive going forward. However, we believe that their yields and business models remain attractive despite short-term volatility. In particular, we like the companies’ longer holding period, higher rates on assets under management, and additional potential fees they generate based on performance.

Among notable contributors to performance were small-cap banks benefiting from better growth in the U.S. Good examples were Midwest regional lenders, including First Defiance Financial Corp., United Community Financial Corp., and MB Financial, Inc., among others. Another key contributor to relative results was electronic payment processor Visa, Inc. The company continues to enjoy good growth globally, benefiting from the trend away from cash and toward electronic transactions, and increasing transaction volumes from the use of Apple Pay, which relies on Visa’s underlying payment infrastructure.

As a result of the change in Subadvisor and portfolio managers, the portfolio turnover was higher than it has been historically.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Financial Industries Trust Series I	8.65%	11.24%	5.32%	70.35%	67.91%
Financial Industries Trust Series II	8.42%	11.02%	5.11%	68.64%	64.53%
Financial Industries Trust Series NAV[2]	8.64%	11.28%	5.36%	70.63%	68.59%
S&P 500 Index[3,6,7]	13.69%	15.45%	7.67%	105.14%	109.47%
S&P 500 Financials Index[4,6,7]	15.20%	13.36%	0.12%	87.17%	1.25%
Lipper Financial Services Index[5,6,7]	7.45%	12.43%	1.63%	79.65%	17.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

5	The Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.

6	Prior to June 25, 2014, the trust compared its performance to the Lipper Financial Services Index. After this date, the trust replaced the Lipper Financial Services Index with the S&P 500 Financials Index, which better reflects the trust’s investment strategy.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

19

Franklin Templeton Founding Allocation Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The trust currently invests primarily in three JHVIT Underlying Funds: Global Trust, Income Trust and Mutual Shares Trust. However, it is also authorized to invest without limitation in other Underlying Funds, including exchange-traded funds and in other types of investments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Conservative Allocation	33.4
International Small Cap	33.3
International	33.3

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Franklin Templeton Founding Allocation Trust Series II shares returned 2.81% and the blended index returned 11.39%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes, and the S&P 500 Index gained 13.69%. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan, and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield, and foreign and institutional demand. The benchmark 10-year Treasury yield (which moves inversely to prices) fell to 2.17% from 3.04% at the start the year. Intermediate bonds posted solid returns, with the Barclays U.S. Aggregate Bond Index gaining 5.97%. The U.S. Federal Reserve Board ended its bond-buying program in October, in line with expectations that the U.S. economic recovery was closer to being self-sustaining.

The trust is composed of holdings in JHVIT Global Trust, JHVIT Mutual Shares Trust and JHVIT Income Trust. The three holdings each have an approximately 33% weighting in the portfolio. The trust underperformed its blended benchmark, which was largely attributable to manager selection, particularly within its equity component.

In the underlying fund JHVIT Global Trust, underweight exposure to the U.S. detracted from the trust’s performance, as did overweight exposure to and security selection in Europe. In terms of sectors, an overweight position and security selection in the energy sector detracted from the trust’s performance. Security selection in the U.S. and Japan contributed positively.

In JHVIT Mutual Shares Trust, limited exposure to individual unsecured debt names detracted from the trust’s performance, as did the strategy’s allocation to Europe. Exposure to the U.S. contributed positively, as did security selection in the information technology and health care sectors.

In JHVIT Income Trust, lack of exposure to Treasuries detracted from the trust’s performance, as did exposure to high-yield debt. The allocation to equities, specifically exposure to the U.S. and the utilities sector, was beneficial.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Franklin Templeton Founding Allocation Trust Series I2	3.01%	10.21%	—	3.84%	62.59%	—	33.57%
Franklin Templeton Founding Allocation Trust Series II (began 5/1/07)	2.81%	9.98%	—	3.67%	60.92%	—	31.81%
Franklin Templeton Founding Allocation Trust Series NAV[3]	3.06%	10.25%	—	3.88%	62.86%	—	33.92%
S&P 500 Index[4,7]	13.69%	15.45%	—	6.67%	105.14%		64.06%
Barclays U.S. Aggregate Bond Index[5,7]	5.97%	4.45%	—	4.99%	24.31%	—	45.26%
Blended Index[6,7]	11.39%	12.27%	—	6.47%	78.37%	—	61.73%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is January 28, 2008. For the periods prior to January 28, 2008, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is April 28, 2008. For the periods prior to April 28, 2008, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

20

Fundamental All Cap Core Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Walter McCormick, CFA, Emory (Sandy) Sanders, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	26.6
Information technology	25.7
Consumer discretionary	25.1
Industrials	5.9
Health care	5.7
Materials	4.2
Energy	3.4
Consumer staples	2.2
Short-term investments and other	1.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Fundamental All Cap Core Trust Series I shares returned 9.74% and the Russell 3000 Index returned 12.56%.

Environment  >  U.S. stocks extended their rally another year, buoyed by improving domestic economic growth, continued low interest rates, and favorable corporate earnings reports. The market’s gains came despite severe winter weather that slowed the U.S. economy’s recovery in early 2014, ongoing concern about conflicts in the Middle East, slowdowns in emerging markets, disappointing growth in Europe, and plunging oil prices.

The trust remained focused on financially sound, attractively valued companies with competitive advantages. Security selection, however, hampered relative performance, particularly in the consumer discretionary and information technology sectors. A sizable underweight in the strong-performing health care sector also hurt, but was largely offset by an underweight in the weak-performing energy sector.

Individual detractors included e-commerce leader Amazon.com, Inc. and online jewelry retailer Blue Nile, Inc. in consumer discretionary. Amazon’s stock tumbled as investments for long-term growth pressured near-term profits, while shares of online jewelry retailer Blue Nile, Inc. were pressured by rising diamond prices and the company’s inability to increase brand awareness. We sold Blue Nile before period end. Elsewhere, an out-of-index stake in online personal financial information provider Bankrate, Inc. fell sharply after the Securities and Exchange Commission began a formal investigation into the company’s 2012 financial reports, triggering the resignation of the chief financial officer. Shares of exploration-and-production company Cabot Oil & Gas Corp. slid, pressured by declining oil prices and pipeline capacity constraints.

By contrast, stock picks in industrials aided relative performance, as did certain timely trades. Among energy companies, we sold an out-of-index stake in energy services company Weatherford International PLC before oil prices collapsed, helping to lock in gains. We also took advantage of a downturn last spring in online social network LinkedIn Corp., watching the company’s efforts to generate revenues from advertising and expand its footprint overseas later reboot the stock. Lastly, the addition of CarMax, Inc. was a good move, as better-than-expected same-store sales and news of a $2 billion increase in share buybacks drove its stock higher. The trust ended the year with a continued bias toward large-cap stocks, which offered more attractive valuations than smaller-cap securities, and a tilt toward the more economically-sensitive consumer discretionary, financials and technology sectors.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Fundamental All Cap Core Trust Series I (began 5/5/03)	9.74%	16.61%	7.39%	115.63%	103.98%
Fundamental All Cap Core Trust Series II (began 5/5/03)	9.56%	16.36%	7.17%	113.31%	99.89%
Fundamental All Cap Core Trust Series NAV[2]	9.81%	16.66%	7.47%	116.08%	105.57%
Russell 3000 Index[3,4]	12.56%	15.63%	7.94%	106.72%	114.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

21

Fundamental Large Cap Value Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Walter McCormick, CFA, Emory (Sandy) Sanders, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. Under normal market conditions, the trust invests at least 80% of its net assets in equity securities of large-capitalization companies. The trust considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. Equity securities include common, convertible and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	34.0
Information technology	13.4
Consumer discretionary	12.5
Energy	10.5
Consumer staples	10.2
Industrials	9.1
Health care	6.3
Materials	3.8
Short-term investments and other	0.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Fundamental Large Cap Value Trust Series I shares returned 10.61% and the Russell 1000 Value Index returned 13.45%.

Environment  >  U.S. stocks extended their rally, buoyed this past year by improving domestic economic growth, continued low interest rates, and favorable corporate earnings reports. The market’s gains came despite several negative factors: severe winter weather in early 2014 that slowed the U.S. recovery, ongoing concern about conflicts in the Middle East, slowdowns in emerging markets, disappointing economic growth in Europe, and plunging oil prices.

Security selection was the biggest detractor from relative performance, despite continued focus on financially sound large-cap companies that had competitive advantages, the ability to generate substantial cash flow over a sustained period, and attractive stock valuations. Much of the underperformance came from consumer staples, but an out-of-index stake in Germany-based athletic gear manufacturer adidas AG, a consumer discretionary holding, proved costly. The stock fell sharply, hit by slowing or stalling economic growth in some key overseas markets, competitive pressures in the U.S. golf business and unfavorable currency movements. The trust also lost ground from having no exposure to the strong-performing utilities, limited exposure to health care, and from stock picks in financials. In the latter area, an investment in middle-market lender CIT Group, Inc. hampered relative performance, as continued low interest rates pressured the company’s profit margin and stock. Elsewhere, individual detractors included U.S.-based exploration and production companies Apache Corp. and Occidental Petroleum Corp., which saw declining oil prices hurt their earnings outlooks.

On the plus side, positioning in industrials, stock picks in materials and an overweight in information technology sector helped versus the index. Top individual contributors included consumer technology leader Apple, Inc. Its stock rose over 40% this past year, buoyed by strong earnings results, a huge share buyback program, a stock split, a deal to sell iPhones through China Mobile (the world’s largest wireless carrier), and successful new and refreshed product rollouts that included the iPhone 6. Having a sizable underweight in integrated energy company Exxon Mobil Corp. was another good move on a relative basis, as declining oil prices pressured its return. Lastly, an out-of-index stake in home improvement retailer Lowe’s Companies, Inc. contributed, with improved pricing and customer service driving same-store sales growth that boosted the stock.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Fundamental Large Cap Value Series I	10.61%	16.06%	6.81%	110.57%	93.32%
Fundamental Large Cap Value Series II	10.40%	15.80%	6.60%	108.27%	89.49%
Fundamental Large Cap Value Series NAV[2]	10.66%	16.11%	6.88%	111.07%	94.49%
Russell 1000 Value Index[3,4]	13.45%	15.42%	7.30%	104.87%	102.31%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index with a less-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

22

Global Trust

Subadvisor: Templeton Global Advisors Limited
Portfolio Managers: Norman J. Boersma, CFA, Tucker Scott, CFA, Lisa F. Myers, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	22.7
Health care	17.3
Energy	11.7
Information technology	11.5
Consumer discretionary	11.3
Industrials	9.1
Telecommunication services	5.7
Materials	4.7
Consumer staples	2.7
Short-term investments and other	3.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Global Trust Series I shares lost 2.60% and the MSCI World Index gained 5.50%.

Environment  >  The year 2014 was challenging in global equity markets as an early period of normalization and recovery gave way to retrenchment and significant divergence between the robust U.S. economy and more anemic international economies. However, in our opinion, the U.S.’s attractive mix of defensive and pro-cyclical characteristics came at a cost. The price-to-book multiple of U.S. stocks relative to global peers was near all-time highs at year-end and measures of price-to-normalized earnings were also elevated. Despite our underweighting in the U.S. that detracted from relative returns, we continued to find selective bottom-up opportunities in this deep and diverse market, and stock selection in the U.S. had a favorable impact on relative performance.

An overweighting in Europe detracted from relative performance as the delicate progress made stabilizing the banking system, enacting necessary budget reforms, and preparing for further monetary stimulus failed to meaningfully restore corporate confidence or revive lending activity. Concerns about Europe, along with worries about a slowing China and tensions between Russia and Ukraine, made European equities cheap on nearly all normalized valuation metrics. Cyclical stocks in Europe looked particularly attractive to us, trading close to post-financial crisis lows on a number of measures. In our analysis, such valuations seemed overly pessimistic for a diverse corporate sector composed of high-quality, globally relevant companies with attractive dividend yields and significant scope for earnings recovery.

From a sector perspective, the trust was overweight in the energy sector and several positions were among the biggest detractors. Energy stocks were pressured by European oil services stocks and the plunging price of oil. We have focused on the long-term fundamental prospects of individual energy companies. To this end, energy stocks have been historically cheap and recently experienced a major oil price correction. As energy companies improved capital allocation and refocused on shareholder returns, we continued to find what we considered compelling long-term bargains in the sector. Consistent with the broad-based underperformance by cyclical sectors in 2014, industrials also hurt relative performance. Here too we remained positive toward our select holdings. During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt relative performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose. On the other hand, stock selection in consumer discretionary and information technology had a modest positive effect on relative results.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Global Trust Series I	–2.60%	9.50%	5.38%	57.46%	68.81%
Global Trust Series II	–2.80%	9.28%	5.16%	55.85%	65.45%
Global Trust Series NAV[2]	–2.51%	9.55%	5.42%	57.82%	69.60%
MSCI World Index[3,4]	5.50%	10.81%	6.61%	67.09%	89.66%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

23

Health Sciences Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Taymour R. Tammaddon

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Weighting*	% of Total
Biotechnology	33.6
Pharmaceuticals	22.2
Health care providers and services	21.2
Health care equipment and supplies	11.2
Life sciences tools and services	2.6
Industrial conglomerates	2.3
Food and staples retailing	2.3
Electronic equipment, instruments and components	1.3
Health care technology	1.0
Professional services	0.4
Short-term investment and others	1.9

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2014, the Health Sciences Trust Series I shares returned 31.83% and the Lipper Health/Biotechnology Index returned 30.61%.

Environment  >  U.S. equities rose in 2014 for the sixth consecutive year, as the economy recovered strongly from a first-quarter weather-related contraction. The market was supported by falling long-term interest rates, steady U.S. economic growth, and new stimulus efforts in the eurozone and Japan. Health care stocks overall strongly outpaced the broader market.

The trust outpaced the Lipper Health/Biotechnology Index. Overall, stock selection was additive, offsetting the negative impact of industry allocation. Stock selection in the pharmaceuticals industry was the largest contributor to relative performance. AVANIR Pharmaceuticals Inc.’s shares jumped following the release of positive trial data for its treatment for agitation in Alzheimer’s patients and again on news of Japanese drug maker Otsuka’s intent to acquire the company. Allergan, Inc. agreed to be acquired by Actavis PLC, which promises to position Actavis as one of the top global pharmaceutical companies.

Health care equipment also contributed to relative results as stock selection and an underweight in the industry combined to add value. CareFusion Corp.’s shares advanced in the fourth quarter on news that Becton, Dickinson & Company planned to acquire the company and thereby provide a fuller range of supplies for medical facilities. Shares of Intuitive Surgical, Inc. gained after the Food and Drug Administration approved a new version of its robotic surgical system and again following strong sales figures for that system.

Stock selection in the life sciences industry was the largest detractor. Agilent Technologies, Inc.’s shares struggled throughout the year, beginning in the first quarter with lowered revenue expectations from the company’s electronic measurement group. Despite spinning this group off into its own company, Agilent saw its shares further decline.

Stock selection among biotechnology names added value, but this was more than offset by an underweight allocation to the rallying industry. Despite moving higher during the year thanks to strong results from its treatment for hepatitis C, Gilead Sciences, Inc.’s stock underperformed the overall biotechnology group.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Health Sciences Trust Series I	31.83%	27.44%	16.13%	236.17%	346.21%
Health Sciences Trust Series II	31.54%	27.19%	15.90%	232.85%	337.41%
Health Sciences Trust Series NAV[2]	31.85%	27.52%	16.19%	237.18%	348.36%
S&P 500 Index[3,5]	13.69%	15.45%	7.67%	105.14%	109.47%
Lipper Health/Biotechnology Index[4,5]	30.61%	24.53%	13.81%	199.43%	264.72%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	The Lipper Health/Biotechnology Index consists of the 30 largest funds in the Lipper peer category that invest in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

24

International Core Trust

Subadvisor: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: Thomas Hancock, Ph. D., David Cowan, Ph. D, Ben Inker, Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  >  To seek high total return by investing primarily in non-U.S. developed market equities that the subadvisor believes will provide a higher return than the MSCI EAFE Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Energy	14.9
Consumer discretionary	14.9
Telecommunication services	13.9
Industrials	13.0
Utilities	10.2
Health care	8.8
Materials	6.7
Financials	6.0
Information technology	4.9
Consumer staples	4.7
Short-term investment and other	2.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the International Core Trust Series I shares was down 6.70% and the MSCI EAFE Index was down 4.48%.

Environment  >  It was a tough environment for equities throughout the year and around the globe. There was no shortage of geopolitical tensions — from the Russia/Ukraine crisis to continued unrest in the Middle East — worrying market participants. In Europe, stalled growth and fears of deflation weighed on markets, while in emerging markets, concerns were focused on slowing China growth, and the effects of sanctions on Russia. Central bank policy remained a focal point in 2014 as well. Hopes were buoyed by increased liquidity provisions from European and Asian central bankers. Finally, the plunge in oil prices in the second half of the year had a significant effect on global investors.

Within the MSCI EAFE Index, for the twelve-month period, by country, Israel had the best return with New Zealand, Denmark, Hong Kong, and Belgium also among the outperformers. Portugal had the greatest loss in its markets, while Austria, Norway, Germany, and France were also among the underperformers. By sector, health care was strongest with utilities, information technology, consumer staples, telecommunication services, and consumer discretionary also outperforming. Energy had a double digit loss and the weakest return while materials, industrials, and financials also underperformed.

In the trust, stock selection was largely responsible for the underperformance relative to index. Stock selection was weakest within consumer discretionary on a sector basis while our holdings in energy, financials, and health care added value. By country, our stocks in Japan detracted the most. Individual stock positions that were significant detractors included overweight positions in energy companies Total SA (France), Statoil ASA (Norway), and Eni SpA (Italy). Stock positions that contributed to returns included overweight positions in pharmaceutical AstraZeneca PLC (U.K.), telecom Orange SA (France), and financial Banco Santander SA (Spain). We sold Banco Santander prior to period end.

Country allocation produced a negative impact mainly from our overweights to France and Norway and our underweight to Switzerland. Sector exposures (which are a result of stock selection) detracted from returns, mainly from our overweight to energy, the worst performing sector.

As has been the case for several years, we continue to favor European value stocks in the international market, owing to their attractive valuations. This positioning leaves the portfolio significantly overweight in energy, utilities, telecommunication services, and consumer discretionary, by sector, and France, Germany, Italy, and Spain, by country.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
International Core Trust Series I	–6.70%	5.86%	4.55%	32.95%	56.04%
International Core Trust Series II	–6.91%	5.64%	4.34%	31.59%	53.01%
International Core Trust Series NAV[2]	–6.75%	5.91%	4.60%	33.26%	56.86%
MSCI EAFE Index[3,4]	–4.48%	5.81%	4.91%	32.61%	61.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The MSCI EAFE (Europe, Australasia, Far East) Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

25

International Equity Index Trust B

Subadvisor: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, CAIA, Thomas Coleman, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The trust invests at least 80% of its assets in securities listed in the MSCI All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	26.8
Consumer discretionary	10.9
Industrials	10.8
Consumer staples	9.6
Health care	8.2
Materials	7.6
Energy	7.6
Information technology	7.2
Telecommunication services	5.2
Utilities	3.5
Short-term investments and other	2.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the International Equity Index Trust B Series NAV shares lost 4.57%, and the MSCI AC World ex US Index lost 3.44%.

Environment  >  The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. The U.S. Federal Reserve began a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Global equity markets followed up their tremendous 2013 finish with modest additional returns early in 2014. The trust returned 0.41% (the MSCI AC World ex US Index returned 0.61%) in the first quarter.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. Worries about low eurozone inflation remained prominent, but European expansion prospects earned an upgrade from the previous outlook and the second quarter turned up. The trust returned 5.12% (the index gained 5.25%).

July got off to a good start as equities responded to favorable economic data releases, and the Dow Jones Industrial Average crossed 17,000 for the first time ever. However, the optimism was short lived as fighting started in Gaza between the Israeli army and Hamas, and banking fears in Europe were reignited as shares of Portugal’s largest bank, Espirito Santo, plunged amid concerns that the bank would have troubles paying off its debts. Then, Malaysian Airlines flight 17 was shot down over eastern Ukraine, leading to a further escalation of tensions between the West and Russia. European shares tumbled on the expectation that further economic sanctions could cripple the fragile Russian economy which might, in turn, prompt retaliation from Putin. The trust was down 5.61% and the index lost 5.19% in the third quarter.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move even lower later in the quarter, on a perceived lack of demand. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. In the middle of October, U.S. banks began reporting better than expected earnings which helped equity markets briefly. Nonetheless, the trust lost 4.21% in the final quarter and the index was down 3.81%.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust B Series I2	–4.61%	4.27%	5.05%	23.28%	63.71%
International Equity Index Trust B Series II2	–4.80%	4.19%	5.01%	22.76%	63.02%
International Equity Index Trust B Series NAV[3]	–4.57%	4.29%	5.06%	23.37%	63.83%
MSCI AC World ex US Index[4,5]	–3.44%	4.89%	5.59%	26.95%	72.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The inception date for Series NAV shares of the International Equity Index Trust B is April 29, 2005 in connection with the trust’s acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the trust’s predecessor. The inception date for these shares is May 2, 1988.

4	The MSCI AC World ex US Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

26

International Growth Stock Trust

Subadvisor: Invesco Advisers, Inc.
Portfolio Managers: Clas G. Olsson, Jason T. Holzer, Matthew Dennis, Shuxin Cao, Mark Jason, Brently Bates, Richard Nield

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of international securities whose issuers are considered by the trust’s subadvisor to have potential for earnings or revenue growth. The trust will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer discretionary	23.7
Financials	17.4
Information technology	15.1
Industrials	10.1
Health care	9.0
Consumer staples	8.6
Energy	5.2
Materials	3.1
Utilities	0.7
Short-term investments and other	7.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the International Growth Stock Trust Series NAV shares returned 0.19% and the MSCI AC World ex US Growth Index lost 2.29%.

Environment  >  While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns. These concerns included worries about potentially negative effects of the U.S. Federal Reserve Board reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth. Advanced economies such as the U.K. and U.S. saw a modest but stronger rebound than Europe, where a nascent recovery has stalled. Equity market performance in emerging markets was mixed. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while other countries in Asia experienced strong gains.

At the sector level, stock selection in the health care sector was one of the leading contributors to relative outperformance versus the index. Specifically, holdings in the pharmaceuticals industry contributed to relative outperformance in the sector. Stock selection and overweight exposure in the information technology sector also contributed to relative performance. Stock selection in the financials sector and stock selection along with underweight exposure to the materials sector were also positive factors. In broad geographic terms, exposure in the European and Asia/Pacific regions were among the top drivers of relative results due to strong stock selection. Top country level contributors included the U.K., Singapore and Australia. In each country stock selection was the primary driver.

In contrast, certain consumer discretionary positions were some of the leading detractors from relative performance. Holdings in the auto components and apparel and luxury goods industries hurt relative performance. Exposure in the consumer staples and utilities sectors also detracted from relative performance. Geographically, exposure in Hong Kong was the largest detractor from performance versus the index. Exposure in Germany and Canada hurt relative performance as well.

As mentioned above, stock selection in the portfolio is driven by the underlying fundamentals of each individual company, not by any top-down macroeconomic views. The trust ended the reporting period with meaningful overweight exposure to the consumer discretionary, IT and energy sectors and underweight exposure to the consumer staples, health care and materials sectors.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
International Growth Stock Trust Series I2	0.20%	—	—	8.12%	—	—	39.81%
International Growth Stock Trust Series II2	0.00%	—	—	8.01%	—	—	39.23%
International Growth Stock Trust Series NAV (began 9/16/10)	0.19%	—	—	8.14%	—	—	39.95%
MSCI AC World ex US Growth Index[3,4]	–2.29%	—	—	5.73%	—	—	27.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The MSCI AC World ex US Growth Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization index that is designed to measure performance of equity securities in developed markets and emerging markets, excluding the United States of America that have higher than average growth characteristics.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

27

International Small Company Trust

Subadvisor: Dimensional Fund Advisors LP
Portfolio Managers: Karen E. Umland, CFA, Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies. The trust will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Industrials	25.3
Consumer discretionary	18.8
Financials	13.9
Materials	10.6
Information technology	10.2
Consumer staples	6.6
Health care	5.9
Energy	4.4
Utilities	2.3
Telecommunication services	1.6
Short-term investments and other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ending December 31, 2014, the International Small Company Trust Series NAV shares lost 6.85% and the MSCI World ex US Small Cap Index lost 4.99%.

Environment  >  In U.S. dollar terms, developed markets excluding the United States posted negative returns for the period, trailing both the U.S. and emerging markets. Using the MSCI World ex-USA Index and its sector and country segments as proxies, non-U.S. developed markets were down 3.88%, as compared to loss of 1.82% for the MSCI Emerging Markets Index and the gain of 12.56% for the Russell 3000 Index. The U.S. dollar appreciated against most non-U.S. developed currencies, particularly the Norwegian krone, Swedish krona, Japanese yen, and euro. As a result, overall currency fluctuations had a significant negative impact on the U.S. dollar-denominated returns of developed non-US equities. Real estate investment trusts (REITs) and health care significantly outperformed in developed markets, while materials and energy were among the weakest sectors during the year. Along the market capitalization dimension, small caps (MSCI World ex-USA Small Cap) underperformed large caps (MSCI World ex USA Large Cap) for the period. The top quartile of most profitable stocks outperformed the bottom quartile of least profitable stocks among large caps and among small caps as well.

The trust’s exclusion of REITs was the primary contributor to underperformance, as REITs strongly outperformed other the index and other segments in 2014. This was partially offset by a smaller allocation to energy, which underperformed, thus contributing to relative performance. In addition, the trust’s exclusion of small low profitability names was a contributor to relative performance, as these securities underperformed.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
International Small Company Trust Series I2	–6.89%	7.58%	—	2.37%	44.11%	—	22.50%
International Small Company Trust Series II2	–7.10%	7.35%	—	2.24%	42.58%	—	21.21%
International Small Company Trust Series NAV (began 4/28/06)	–6.85%	7.59%	—	2.39%	44.18%	—	22.71%
MSCI World ex US Small Cap Index[3,5,6]	–4.99%	8.30%	—	2.71%	48.98%	—	26.04%
MSCI EAFE Small Cap Index[4,5,6]	–4.63%	8.98%	—	2.80%	53.75%	—	27.09%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I and Series II shares is November 16, 2009. For periods prior to November 16, 2009, the performance shown reflects the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 16, 2009 reflected Series I or Series II expenses, performance would be lower.

3	The MSCI World ex US Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure performance of small cap companies in developed markets outside the United States.

4	The MSCI EAFE Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure performance of small cap companies in developed markets outside the United States & Canada.

5	Prior to June 26, 2014, the fund compared its performance solely to the MSCI EAFE Small Cap Index. From this date, to better reflect the universe of investment opportunities based on the fund’s investment strategy, the fund added the MSCI World ex US Small Cap Index as the primary benchmark index and retained the MSCI EAFE Small Cap Index as a secondary index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

28

International Value Trust

Subadvisor: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott, CFA, Cindy Sweeting, CFA, Peter Nori, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The trust invests primarily in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	26.4
Energy	15.4
Health care	14.0
Industrials	9.6
Information technology	9.1
Consumer discretionary	8.6
Telecommunication services	5.2
Materials	4.5
Consumer staples	2.4
Short-term investments and other	4.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the International Value Trust Series I shares lost 12.51% and the MSCI EAFE Index lost 4.48%.

Environment  >  The year 2014 was challenging in international equity markets. In Europe, disinflationary pressures intensified and political discord resurfaced; in Japan, extraordinary monetary policy failed to prevent a triple-dip recession; and in diverse emerging markets, economic growth cooled as commodities and currencies came under pressure. Additionally, the price of oil plunged and Russia invaded Ukraine. This invasion marred European business confidence and highlighted the risks sometimes associated with emerging markets investing.

Relative underperformance during the year was largely attributable to stock selection in Europe, where the delicate progress made stabilizing the banking system, enacting necessary budget reforms, and preparing for further monetary stimulus failed to meaningfully restore corporate confidence or revive lending activity. Concerns about Europe, along with worries about a slowing China and destabilized Russia, made European equities cheap on nearly all normalized valuation metrics. Asian stocks also detracted as losses in South Korea offset strong gains in Japan, India, Singapore and China. We continued to find what we considered attractive opportunities in South Korea despite concerns about currency strength and cyclical exposure. Valuations looked reasonable to us for a competitive, commodity-importing emerging market with accommodative monetary policy, a comfortable current account surplus and good exposure to U.S. and Asian growth.

Turning to sectors, the trust was overweight in the energy sector and several positions were among the biggest laggards. Energy stocks were historically cheap following a period of sustained pressure on sector fundamentals and, most recently, a major oil price correction. As energy companies improved capital allocation and refocused on shareholder returns, we continued to find what we considered were long-term bargains in the sector. An underweight in consumer staples holdings also detracted, pressured by U.K. grocer Tesco PLC. Although Tesco’s turnaround has been more difficult than expected, the stock looked cheap to us and we remained positive toward the company’s strategy to recapture market share by improving the quality of its products and offering a stronger, clearer price message. On the other hand, stock selection in the telecommunications and materials sectors contributed. At the stock level, Israeli specialty pharmaceuticals firm Teva Pharmaceuticals Industries, Ltd. was a major contributor. With attractive drugs in its specialty pipeline and a generic portfolio that has been shifting toward higher margin products, we believed Teva remained well positioned for future growth.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
International Value Trust Series I	–12.51%	4.39%	4.24%	23.99%	51.44%
International Value Trust Series II	–12.65%	4.19%	4.03%	22.78%	48.47%
International Value Trust Series NAV[2]	–12.48%	4.43%	4.27%	24.17%	51.85%
MSCI EAFE Index[3,4]	–4.48%	5.81%	4.91%	32.61%	61.50%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The MSCI EAFE (Europe, Australasia, Far East) Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

29

Lifestyle Aggressive PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests up to 100% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the Equity Allocation may also include direct investments in equity securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded or reduced to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Equity	81.2
Large Blend	81.2
Exchange-Traded Funds	18.8

*	Asset allocation of underlying funds as a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Lifestyle Aggressive PS Series Trust Series II shares returned 5.21% and the S&P 500 Index returned 13.69%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan, and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield and foreign and institutional demand. The benchmark 10-year Treasury yield (which moves inversely to prices) fell to 2.07% from 3.14% at the start the year. The U.S. Federal Reserve Board ended its bond-buying program in October.

JHVIT Strategic Equity Allocation (SEA) accounts for most of the equity exposure of Lifestyle Aggressive PS, but it also holds several sector and regional ETFs. SEA posted a good gain over the period, but trailed some broad market indexes. SEA’s performance over the period was driven by its asset class positioning. On a geographic basis, U.S. equities contributed significantly to SEA’s performance, particularly in the large-capitalization stocks. Small cap equities, while posting positive absolute returns, underperformed the generally large-cap S&P 500 Index. Similarly, SEA’s exposures to developed market, international equities also detracted from its performance as they lagged U.S. equities.

Lifestyle Aggressive PS holds no fixed income positions.

U.S. stocks continue to show good fundamentals in our view, although valuations are becoming extended. However, we remain cautious of Europe and Japan, as well as many emerging markets.

We believe the Fed will proceed cautiously in raising short-term interest rates, which should continue to provide an incentive for yield-starved investors to buy stocks. The bond market might not be too adversely affected by higher rates as long as the increases are measured and modest. Should commodity prices continue to fall, it could fuel risk aversion, and global stock markets could struggle.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Lifestyle Aggressive PS Series Trust Series I (began 10/31/13)	5.42%	—	—	8.10%	—	—	9.54%
Lifestyle Aggressive PS Series Trust Series II (began 10/31/13)	5.21%	—	—	7.87%	—	—	9.27%
Lifestyle Aggressive PS Series Trust Series NAV (began 10/31/13)	5.47%	—	—	8.15%	—	—	9.60%
S&P 500 Index[2,3]	13.69%	—	—	16.59%	—	—	19.67%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

30

Lifestyle Balanced PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Equity	50.0
Large Blend	50.0
Fixed Income	50.0
Intermediate Bond	50.0

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Lifestyle Balanced PS Series Trust Series II shares returned 5.74% and the blended index returned 10.62%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes, and the S&P 500 Index gained 13.69%. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan, and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield and foreign and institutional demand. The benchmark 10-year Treasury yield (which moves inversely to prices) fell to 2.07% from 3.14% at the start the year. The U.S. Federal Reserve Board ended its bond-buying program in October.

JHVIT Strategic Equity Allocation (SEA) accounts for 100% of the equity exposure of Lifestyle Balanced PS. SEA posted a good gain over the period, but trailed some broad market indexes. SEA’s performance over the period was driven by its asset class positioning. On a geographic basis, U.S. equities contributed significantly to SEA’s performance, particularly in the large-capitalization stocks. Small-cap equities, while posting positive absolute returns, underperformed the generally large-cap S&P 500 Index. Similarly, SEA’s exposures to developed-market, international equities also detracted from its performance as they lagged U.S. equities.

JHVIT Bond Trust accounts for 100% of the fixed income exposure in Lifestyle Balanced PS. Bond Trust slightly trailed the Barclays U.S. Aggregate Bond Index, which hurt performance.

U.S. stocks continue to show good fundamentals in our view, although valuations are becoming extended. However, we remain cautious of Europe and Japan, as well as many emerging markets.

We believe the Fed will proceed cautiously in raising short-term interest rates, which should continue to provide an incentive for yield-starved investors to buy stocks. The bond market might not be too adversely affected by higher rates as long as the increases are measured and modest. Should commodity prices continue to fall, it could fuel risk aversion, and global stock markets could struggle.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Lifestyle Balanced PS Series Trust Series I2	5.96%	—	—	6.47%	—	—	25.93%
Lifestyle Balanced PS Series Trust Series II (began 4/29/11)	5.74%	—	—	6.42%	—	—	25.70%
Lifestyle Balanced PS Series Trust Series NAV[3]	5.94%	—	—	6.48%	—	—	25.97%
S&P 500 Index[4,7]	13.69%	—	—	14.37%	—	—	63.86%
Barclays U.S. Aggregate Bond Index[5,7]	5.97%	—	—	3.84%	—	—	14.86%
Blended Index[6,7]	10.62%	—	—	10.24%	—	—	43.12%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

31

Lifestyle Conservative PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income with some consideration given to growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Equity	19.8
Large Blend	19.8
Fixed Income	80.2
Intermediate Bond	80.2

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Lifestyle Conservative PS Series Trust Series II shares returned 5.41% and the blended index returned 7.52%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes, and the S&P 500 Index gained 13.69%. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan, and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield and foreign and institutional demand. The benchmark 10-year Treasury yield (which moves inversely to prices) fell to 2.07% from 3.14% at the start the year. The U.S. Federal Reserve Board ended its bond-buying program in October.

JHVIT Strategic Equity Allocation (SEA) accounts for 100% of the equity exposure of Lifestyle Conservative PS. SEA posted a good gain over the period, but trailed some broad market indexes. SEA’s performance over the period was driven by its asset class positioning. On a geographic basis, U.S. equities contributed significantly to SEA’s performance, particularly in the large-capitalization stocks. Small-cap equities, while posting positive absolute returns, underperformed the generally large-cap S&P 500 Index. Similarly, SEA’s exposures to developed-market, international equities also detracted from its performance as they lagged U.S. equities.

JHVIT Bond Trust accounts for 100% of the fixed income exposure in Lifestyle Conservative PS. Bond Trust slightly trailed the Barclays U.S. Aggregate Bond Index, which hurt performance.

U.S. stocks continue to show good fundamentals in our view, although valuations are becoming extended. However, we remain cautious of Europe and Japan, as well as many emerging markets.

We believe the Fed will proceed cautiously in raising short-term interest rates, which should continue to provide an incentive for yield-starved investors to buy stocks. The bond market might not be too adversely affected by higher rates as long as the increases are measured and modest. Should commodity prices continue to fall, it could fuel risk aversion, and global stock markets could struggle.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Lifestyle Convervative PS Series Trust Series I2	5.55%	—	—	4.69%	—	—	18.34%
Lifestyle Conservative PS Series Trust Series II (began 4/29/11)	5.41%	—	—	4.62%	—	—	18.05%
Lifestyle Convervative PS Series Trust Series NAV[3]	5.68%	—	—	4.72%	—	—	18.46%
S&P 500 Index[4,7]	13.69%	—	—	14.37%	—	—	63.86%
Barclays U.S. Aggregate Bond Index[5,7]	5.97%	—	—	3.84%	—	—	14.86%
Blended Index[6,7]	7.52%	—	—	6.00%	—	—	23.88%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 20% S&P 500 Index and 80% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

32

Lifestyle Growth PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. Current income is also a consideration. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Equity	69.8
Large Blend	69.8
Fixed Income	30.2
Intermediate Bond	30.2

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Lifestyle Growth PS Series Trust Series II shares returned 5.88% and the blended index returned 12.16%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes, and the S&P 500 Index gained 13.69%. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan, and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield and foreign and institutional demand. The benchmark 10-year Treasury yield (which moves inversely to prices) fell to 2.07% from 3.14% at the start the year. The U.S. Federal Reserve Board ended its bond-buying program in October.

JHVIT Strategic Equity Allocation (SEA) accounts for 100% of the equity exposure of Lifestyle Growth PS. SEA posted a good gain over the period, but trailed some broad market indexes. SEA’s performance over the period was driven by its asset class positioning. On a geographic basis, U.S. equities contributed significantly to SEA’s performance, particularly in the large-capitalization stocks. Small-cap equities, while posting positive absolute returns, underperformed the generally large-cap S&P 500 Index. Similarly, SEA’s exposures to developed-market, international equities also detracted from its performance as they lagged U.S. equities.

JHVIT Bond Trust accounts for 100% of the fixed income exposure in Lifestyle Growth PS. Bond Trust slightly trailed the Barclays U.S. Aggregate Bond Index, which hurt performance.

U.S. stocks continue to show good fundamentals in our view, although valuations are becoming extended. However, we remain cautious of Europe and Japan, as well as many emerging markets.

We believe the Fed will proceed cautiously in raising short-term interest rates, which should continue to provide an incentive for yield-starved investors to buy stocks. The bond market might not be too adversely affected by higher rates as long as the increases are measured and modest. Should commodity prices continue to fall, it could fuel risk aversion, and global stock markets could struggle.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Growth PS Series Trust Series I2	6.17%	—	—	7.64%	—	—	31.11%
Lifestyle Growth PS Series Trust Series II (began 4/29/11)	5.88%	—	—	7.55%	—	—	30.69%
Lifestyle Growth PS Series Trust Series NAV[3]	6.22%	—	—	7.65%	—	—	31.15%
S&P 500 Index[4,7]	13.69%	—	—	14.37%	—	—	63.86%
Barclays U.S. Aggregate Bond Index[5,7]	5.97%	—	—	3.84%	—	—	14.86%
Blended Index[6,7]	12.16%	—	—	12.32%	—	—	53.31%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 80% S&P 500 Index and 20% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

33

Lifestyle Moderate PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Equity	39.8
Large Blend	39.8
Fixed Income	60.2
Intermediate Bond	60.2

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Lifestyle Moderate PS Series Trust Series II shares returned 5.61% and the blended index returned 9.07%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes, and the S&P 500 Index gained 13.69%. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan, and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield and foreign and institutional demand. The benchmark 10-year Treasury yield (which moves inversely to prices) fell to 2.07% from 3.14% at the start the year. The U.S. Federal Reserve Board ended its bond-buying program in October.

JHVIT Strategic Equity Allocation (SEA) accounts for 100% of the equity exposure of Lifestyle Moderate PS. SEA posted a good gain over the period, but trailed some broad market indexes. SEA’s performance over the period was driven by its asset class positioning. On a geographic basis, U.S. equities contributed significantly to SEA’s performance, particularly in the large-capitalization stocks. Small-cap equities, while posting positive absolute returns, underperformed the generally large-cap S&P 500 Index. Similarly, SEA’s exposures to developed-market, international equities also detracted from its performance as they lagged U.S. equities.

JHVIT Bond Trust accounts for 100% of the fixed income exposure in Lifestyle Moderate PS. Bond Trust slightly trailed the Barclays U.S. Aggregate Bond Index, which hurt performance.

U.S. stocks continue to show good fundamentals in our view, although valuations are becoming extended. However, we remain cautious of Europe and Japan, as well as many emerging markets.

We believe the Fed will proceed cautiously in raising short-term interest rates, which should continue to provide an incentive for yield-starved investors to buy stocks. The bond market might not be too adversely affected by higher rates as long as the increases are measured and modest. Should commodity prices continue to fall, it could fuel risk aversion, and global stock markets could struggle.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Moderate PS Series Trust Series I2	5.91%	—	—	6.14%	—	—	24.49%
Lifestyle Moderate PS Series Trust Series II (began 4/29/11)	5.61%	—	—	6.06%	—	—	24.17%
Lifestyle Moderate PS Series Trust Series NAV[3]	5.88%	—	—	6.15%	—	—	24.53%
S&P 500 Index[4,7]	13.69%	—	—	14.37%	—	—	63.86%
Barclays U.S. Aggregate Bond Index[5,7]	5.97%	—	—	3.84%	—	—	14.86%
Blended Index[6,7]	9.07%	—	—	8.13%	—	—	33.30%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 40% S&P 500 Index and 60% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

34

Mid Cap Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Ashikhusein Shahpurwala, Brett Hyrb

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the S&P 400 MidCap Index; and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadvisor believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	22.6
Information technology	16.9
Industrials	14.6
Consumer discretionary	13.2
Health care	9.9
Materials	7.1
Utilities	4.7
Energy	3.9
Consumer staples	3.3
Telecommunication services	0.2
Short-term investments and other	3.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Mid Cap Index Trust Series I shares returned 9.35% and the S&P MidCap 400 Index returned 9.77%.

Environment  >  The index generated positive returns in three of the four quarters. Nine of the ten industrial sectors generated positive returns, led by consumer staples, telecommunication services, and health care. Energy, industrials, and materials underperformed the Index return. Mid-capitalization stocks outperformed small-cap, but underperformed large-cap stocks. Throughout the year, the returns of the trust closely tracked those of the index.

For the first quarter of 2014, the trust generated a return of 2.93% (3.04% for the S&P MidCap 400 Index). Strong earnings and healthy balance sheets for Index stocks overcame geopolitical and economic turmoil in Europe coupled with market participants’ uncertainty about the pace of economic growth in China and emerging markets.

American companies sizeable cash positions combined with rising capital spending and dividends at multi-year highs continued to cushion the U.S. stock markets from geopolitical unrest in parts of the Middle East and Europe. The trust gained 4.23% in the second quarter (4.33% for the index). Continued mergers and acquisitions activity, especially in the health care and telecommunication services sectors was a contributing factor to the quarter’s positive performance.

The trust’s return was -4.04% in the third quarter (-3.98% for the index). The release of strong U.S. second quarter GDP data and mergers and acquisitions activity in multiple sectors could not push stocks higher as market participants negatively reacted to heightened tensions in the Middle East and Russia.

The release of better-than-expected U.S. third-quarter GDP data, coupled with a surprise interest rate cut by the People’s Bank of China, pushed stocks higher in the final quarter of the year. Market participants overcame weaker-than-expected data on the world economy, and to elevated stock market volatility. The trust gained 6.21% for the quarter (index gained 6.35%).

The acceleration in growth for the U.S. economy and near record cash balances provide a positive back drop for stocks. Risk factors include uncertainty in global financial markets (which could be negatively impacted by the decline in oil prices) and potential weakness in global economic growth. Geopolitical unrest in Europe, Asia, and the Middle East could also potentially impact investor sentiment to the downside.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Mid Cap Index Trust Series I	9.35%	16.04%	9.23%	110.44%	141.82%
Mid Cap Index Trust Series II	9.12%	15.83%	9.01%	108.50%	137.04%
Mid Cap Index Trust Series NAV[2]	9.40%	16.12%	9.29%	111.10%	143.01%
S&P MidCap 400 Index[3,4]	9.77%	16.54%	9.71%	114.97%	152.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

35

Mid Cap Stock Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Michael T. Carmen, CFA, Mario E. Abularach, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	26.8
Consumer discretionary	24.5
Industrials	16.3
Health care	15.2
Financials	7.5
Materials	3.6
Energy	2.5
Consumer staples	2.5
Short-term investments and other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Mid Cap Stock Trust Series I shares returned 8.02% and the Russell Midcap Growth Index returned 11.90%.

Environment  >  U.S. equities and other developed-market stocks rose during the period. Large cap equities outperformed small cap equities, as measured by the Russell 1000 and Russell 2000 indices respectively. Within mid-cap equities, value outpaced growth as measured by the Russell Midcap Value and Russell Midcap Growth indices, respectively. U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and concerns surrounding emerging markets overshadowed a fairly benign domestic environment. But by the end of the second quarter the S&P 500 was up well over 200% from its closing low on March 9, 2009. The second half of the year was also bumpy, with U.S. equities sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. U.S. equities hit several all-time highs toward the end of the period. Nine out of ten sectors of the Russell Midcap Growth Index posted absolute gains for the year. The health care, telecommunication services, utilities, and consumer staples sectors led the index higher. The energy sector posted the only decline, but the consumer discretionary and industrials sectors lagged the broader index.

The trust’s underperformance during the year was the result of weak stock selection. Positive relative results within the information technology, energy, consumer staples, and health care sectors was not enough to offset negative selection effects within the consumer discretionary and industrials sectors.

Top relative detractors from performance included digital imaging services provider DigitalGlobe, Inc., specialty retailer zulily, Inc., and manufacturer and retailer of premium athletic apparel Lululemon Athletica, Inc.; we sold Lululemon prior to period end. Top relative contributors to performance included glucose monitoring system manufacturer and distributor DexCom, Inc., and Netherlands-based semiconductor company NXP Semiconductors NV.

Allocation among sectors, a residual of our fundamentally-driven bottom-up stock selection process, contributed modestly during the period. An underweight to the lagging energy sector and an overweight to health care were two key factors. An underweight to consumer staples and an overweight to industrials partially offset positive relative results.

At the end of the period, the trust’s largest overweights relative to the benchmark were in the information technology, consumer discretionary, and health care sectors. Conversely, the consumer staples, energy, and financials sectors were the largest underweights.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Trust Series I	8.02%	15.08%	9.13%	101.86%	139.68%
Mid Cap Stock Trust Series II	7.82%	14.85%	8.92%	99.82%	135.06%
Mid Cap Stock Trust Series NAV[2]	8.12%	15.14%	9.20%	102.35%	141.12%
Russell Midcap Growth Index[3,4]	11.90%	16.94%	9.43%	118.65%	146.15%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

36

Mid Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index. The trust invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	27.9
Industrials	10.7
Consumer discretionary	10.1
Health care	9.6
Consumer staples	8.3
Materials	7.1
Energy	6.7
Utilities	5.5
Information technology	4.0
Telecommunication services	0.7
Short-term investments and other	9.4

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2014, the Mid Value Trust Series NAV shares returned 10.70% and the Russell Midcap Value Index returned 14.75%.

Environment  >  As measured by various Russell indexes, large-cap stocks outpaced their mid- and small-cap counterparts, while value stocks outperformed growth among mid-caps. Within the benchmark, health care led returns, followed by telecommunication services and utilities, and energy ended deep in negative territory.

An overweight to the energy sector proved disadvantageous during a quarter when it was by far the worst-performing benchmark sector. Our strategy in the sector is driven by the perception that many energy investors take a narrowly short-term view during times of volatility in commodity prices. We remain focused on long-term fundamentals and have collected a variety of quality businesses at attractive valuations.

The financials sector hurt relative results as well, owing to stock choices that included CIT Group, Inc., and CNA Financial Corp. Our underweight in the real estate investment trust segment also detracted, as it was one of the better-performing and largest industries within the benchmark.

Consumer discretionary was another area of relative weakness, due to stock selection. Toy manufacturer Mattel, Inc. and media conglomerate News Corp. were among the underperformers here. Mattel languished amid a weak product cycle for what we view as a declining industry, while News Corp. struggled to transition to digital outlets.

In consumer staples, stock selection also proved disadvantageous, most notably our exposure to Avon Products, Inc. Weak U.S. and Latin American sales, foreign exchange losses owing to a stronger U.S. dollar, and macroeconomic concerns in Europe and Russia all weighed on shares of this direct retailer.

Stock selection in industrials added relative value for the period, with Southwest Airlines Company among the key contributors. The firm has shifted, along with the airline industry as a whole, into an economic environment where incentives push airlines to focus on returns rather than growth for its own sake. As a result, the industry has become more rationalized. Falling oil prices could also boost profits.

Another area of relative strength was health care, where stock choices that included Hospira, Inc. outpaced benchmark peers. A provider of injectable drugs and infusion technologies, Hospira overcame recent production issues and boosted profit margins. A recent positive court ruling also provides the opportunity for the firm to launch a generic version of a popular antibiotic, further aiding earnings.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I2	10.60%	13.92%	9.06%	91.84%	137.96%
Mid Value Trust Series II2	10.39%	13.68%	8.84%	89.87%	133.30%
Mid Value Trust Series NAV[3]	10.70%	13.98%	9.09%	92.40%	138.79%
Russell Midcap Value Index[4,5]	14.75%	17.43%	9.43%	123.27%	146.23%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Mid Value Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust I (“JHVST”) Mid Value Fund B, the trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

3	The inception date for Series NAV shares of the Mid Value Trust is February 28, 2005 in connection with the trust’s acquisition on that date of all the assets of the Mid Value B Fund of JHVST in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to February 28, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value B Fund, the trust’s predecessor. The inception date for these Shares is May 1, 1998.

4	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

37

Mutual Shares Trust

Subadvisor: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, CFA, Deborah A. Turner, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek capital appreciation. Income is a secondary objective. Under normal market conditions, the trust invests primarily in equity securities (including convertible securities or securities the subadvisor expects to be exchanged for common or preferred stock) of companies of any nation that the subadvisor believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	20.4
Consumer discretionary	13.4
Information technology	12.9
Health care	11.8
Consumer staples	11.0
Energy	8.5
Materials	4.3
Industrials	4.0
Utilities	1.9
Telecommunication services	1.8
Municipal Bonds	0.3
Short-term investments and other	9.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Mutual Shares Trust Series NAV shares returned 7.34% and the S&P 500 Index returned 13.69%.

Environment  >  The global economy grew moderately during 2014. U.S. economic growth trends were generally encouraging as economic activity expanded. The U.S. Federal Reserve Board ended its asset purchase program in October while keeping interest rates low. The U.K. economy grew relatively well, but eurozone economic growth remained subdued. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Global developed market stocks advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings.

Key detractors from trust performance included Switzerland-based offshore drilling company Transocean, Ltd., natural resources firm Freeport-McMoRan, Inc., and U.K.-based retailer Tesco PLC. Transocean shares declined as plunging oil prices in the second half of 2014 led oil companies to push back projects, left several new rigs without contracts and increased potential downtime between jobs for existing rigs. Falling commodity prices, including for copper and gold, pressured Freeport-McMoRan shares in 2014. Tesco shares fell sharply after the company lowered profit guidance for its flagship U.K. operations, cut its dividend and suspended four senior executives over accounting irregularities. We sold Tesco prior to period end.

Technology leader Apple, Inc., Israel-based Teva Pharmaceutical Industries, Inc., and retailer The Kroger Company had positive impacts on relative performance. Strong iPhone sales, an enhanced share repurchase program, an increased dividend, and a seven-for-one stock split drove Apple shares higher during the period. Teva shares benefited from the U.S. Supreme Court’s agreement to hear a patent appeal related to the company’s profitable multiple sclerosis drug, Copaxone. Kroger shares gained as the company reported strong quarterly profits and raised its fiscal year 2014 earnings outlook, driven in part by the completion of its Harris Teeter acquisition in January.

At period-end, equities remained the core of the trust’s holdings. At the sector level, the weightings in the energy, utilities, and consumer staples sectors declined, while the weightings of consumer discretionary, health care, and information technology holdings increased during the year. Consistent with its investment strategy, the trust maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mutual Shares Trust Series I2	7.21%	11.64%	—	3.58%	73.44%	—	30.93%
Mutual Shares Trust Series NAV (began 5/1/07)	7.34%	11.68%	—	3.62%	73.73%	—	31.40%
S&P 500 Index[3,4]	13.69%	15.45%	—	6.67%	105.14%	—	64.06%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I shares is January 28, 2008. For periods prior to January 28, 2008, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be lower.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

38

Real Estate Securities Trust

Subadvisor: Deutsche Investment Management Americas Inc.
Portfolio Managers: John F. Robertson, CFA, John W. Vojticek, Joseph D. Fisher, CFA, David W. Zonavetch, CFA

INVESTMENT OBJECTIVE & POLICIES  >  To seek a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Weighting*	% of Total
Specialized REITs	26.9
Retail REITs	25.9
Office REITs	16.6
Residential REITs	15.8
Diversified REITs	7.8
Industrial REITs	6.0
Homebuilding	0.3
Short-term investment and other	0.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Real Estate Securities Trust Series I shares returned 31.73% and the MSCI U.S. REIT Index returned 30.38%.

Environment  >  During the first half of 2014, the U.S. REIT market bounced back after a rough second half of 2013, and outperformed the broader equity market by a significant margin. Comments by Federal Reserve Chair Janet Yellen at her first congressional testimony were well received. However, February ended on a cautious note as investors monitored escalating tensions between Russia and Ukraine, which prompted a sharp sell-off in equities to start the month of March. In the 2nd quarter, after months of speculation about potential easing, the European Central Bank (ECB) lowered all three of its interest rates to combat low inflation. In August, stocks sold off broadly to begin the month as investors responded to rising geopolitical risk. However, the weakness proved short lived. Late in the month, signs of renewed strength in the U.S. economy helped push shares higher. Volatility weighed on stocks early in the fourth quarter, but a sell-off proved short lived as markets staged a strong recovery. Late in the year, the decision by oil cartel countries not to cut production in the face of increased global supply led to a sharp decline in oil prices. The sustained drop in oil prices and a slowing Chinese economy revived growth concerns. However, the weakness proved short lived as markets bounced back with U.S. shares leading the way after the Federal Reserve Board said it would exercise patience in raising interest rates.

Crude oil declined to cap its worst year since 2008, dragging commodities to a fourth straight annual drop, while the yield on US 10-Year Treasury notes finished at 2.17%. On the REIT front, there have been sporadic follow-on equity offerings as well as signs that foreign investors are eager to put capital to work in the U.S. To date, private market prices have been very strong and there continues to be capital that is being put to work. A clear example is the $2.25 billion purchase of a 1.2 million square foot office tower in New York City by a Canadian Pension Fund. This transaction would mark the second highest price ever paid for an office building in Manhattan. Quality real estate assets in primary markets continue to be attractive investments by domestic and foreign capital.

During its most recent fiscal year, the fund outperformed the benchmark, as stock selection gave a sizable boost to relative results, while sector allocation decisions had a minimal impact. Stock selection was particularly strong in the specialty, regional mall, and apartment segments. In addition, favorable stock selection in the office and hotel segments further aided results. Also contributing to relative performance from a sector positioning standpoint was an underweight to the specialty sector which was the weakest segment of the REIT market during the period. Allocation had a slightly negative effect, due primarily the fund’s positioning in the hotel and regional mall space.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	31.73%	16.89%	8.41%	118.22%	124.32%
Real Estate Securities Trust Series II	31.52%	16.65%	8.20%	115.96%	119.96%
Real Estate Securities Trust Series NAV[2]	31.75%	16.95%	8.47%	118.74%	125.52%
MSCI U.S. REIT Index[3,4]	30.38%	17.05%	8.31%	119.71%	122.22%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The MSCI U.S. REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

39

Science & Technology Trust

Subadvisors: Allianz Global Investors US, LLC, T. Rowe Price Associates, Inc.
Portfolio Managers: Huachen Chen, CFA, Walter C. Price, Jr., CFA, Kennard W. Allen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. Current income is incidental to the trust’s objective. Under normal market conditions, the Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	75.4
Consumer discretionary	11.5
Telecommunication services	3.9
Health care	3.1
Industrials	1.3
Financials	0.1
Short-term investments and other	4.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Science & Technology Trust Series I shares returned 12.89% and the Lipper Science and Technology Index returned 12.26%.

Environment  >  Despite ongoing uncertainties in the macroeconomic and geopolitical environments, global equities proved resilient during the year. On the economic front, the U.S. showed continued progress while European data softened and Asia produced mixed results. Geopolitical events in Eastern Europe and the Middle East continued to buffet the markets. Equity indexes were mostly pulled higher by large and mega cap stocks as investors’ aversion to risk increased during the period. As numerous uncertainties surfaced and interest rates remained extraordinarily low, investors rewarded companies that offered total returns in the form of share repurchases and dividends. As a result, large cap stocks outperformed the higher growth mid cap and small cap stocks.

Allianz Global Investors  >  While we increased the trust’s absolute weight in larger cap, total return companies during the period, it was still underweight these stocks relative to the benchmark. Consequently, the underperformance within the Allianz sleeve was due to underweight positions in large and mega cap stocks. Relative detractors included underweights in Intel Corp., Apple, Inc., Cisco Systems, Inc., and Microsoft Corp.(even though Apple and Microsoft among the largest holdings). Strong contributions from companies benefiting from particular secular growth trends helped offset the negative impact of large and mega cap stocks. These included Tesla Motors, Inc., Facebook, Inc., and Palo Alto Networks, Inc. As an offset to the higher beta nature of our high-growth, mid-cap holdings, the trust also held overweight positions in attractively valued stocks in traditional hardware component areas such as Micron Technology, Inc., Avago Technologies, Ltd., and SanDisk Corp.

We are seeing a wave of innovation in the sector that we believe has the potential to produce attractive returns for companies with best-in-class solutions. We see secular growth opportunities in the internet, cloud, and network security subsegments.

T. Rowe Price Associates, Inc.  >  U.S. equities rose in 2014 for the sixth consecutive year, as the economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks were also supportive. Sharply falling oil prices were a positive factor for U.S. consumers and oil-importing nations, but they contributed to steep declines in currencies and assets of major oil-producing and -exporting countries. Large-cap stocks reached new highs in December and significantly outpaced small- and mid-caps. Nearly all S&P 500 sectors produced positive results, led by utilities, while energy was the only sector to decline.

Stock selection in the software segment contributed the most to relative performance for the year. Red Hat, Inc., the leading provider of open source software, reported very good results, highlighted by strong billings growth and increasing upsell of emerging technologies. Elsewhere, stock selection and underweight positions in the technology services and telecommunication equipment were also additive.

An overweight position and stock selection in media stocks were the largest detractors from relative returns for the year. Amazon.com, Inc. continued to invest heavily to strengthen its leadership in both ecommerce and cloud computing. However, its shares suffered due to the negative earnings impact of this prolonged investment cycle.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	12.89%	15.52%	9.25%	105.74%	142.14%
Science & Technology Trust Series II	12.70%	15.29%	9.03%	103.72%	137.34%
Science & Technology Trust Series NAV[2]	12.95%	15.58%	9.30%	106.24%	143.44%
S&P 500 Index[3,5]	13.69%	15.45%	7.67%	105.14%	109.47%
Lipper Science and Technology Index[4,5]	12.26%	14.31%	8.51%	95.21%	126.27%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	The Lipper Science and Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

40

Small Cap Growth Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Steven C. Angeli, CFA, Mario E. Abularach, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the trust, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P SmallCap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	29.8
Industrials	22.0
Health care	17.6
Consumer discretionary	14.2
Financials	7.8
Materials	4.3
Energy	1.7
Consumer staples	1.4
Short-term investments & other	1.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Small Cap Growth Trust Series NAV shares returned 7.60% and the Russell 2000 Growth Index returned 5.60%.

Environment  >  U.S. equities and other developed-market stocks rose during the one-year period. Large cap equities outperformed small cap equities, as measured by the Russell 1000 and Russell 2000 respectively. Within small cap equities, growth outpaced value.

U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. But by the end of the second quarter the S&P 500 was up well over 200% from its closing low on March 9, 2009. The second half of the year was also bumpy, with U.S. equities sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. U.S. equities hit several all-time highs toward the end of the period.

Six out of ten sectors of the Russell 2000 Growth Index posted gains for the year. The health care, consumer staples, and information technology sectors posted the largest gains, while the energy, utilities, materials, and consumer discretionary sectors declined.

The trust’s outperformance for the year was driven primarily by stock selection, and to a lesser degree by sector allocation positions. The trust benefited from strong stock selection within the consumer discretionary, energy, and industrials sectors. Weak security selection within information technology and financials partially offset positive relative results. From a sector allocation perspective, which is fallout from the bottom-up stock selection process, an underweight to energy contributed most while an underweight to health care and overweight to industrials partially offset positive relative performance.

Top contributors to relative performance included Mobileye, a maker of an advanced driver assistance system that improves cars safety and the driving experience. Also contributing to relative performance was exploration and production company Athlon Energy, Inc. and organic packaged food and beverage company WhiteWave Foods Company. During the period, the trust eliminated its positions in Athlon Energy and Whitewave Foods.

Top detractors from relative performance included internet service provider Web.com Group, Inc., software as a service fleet management solutions provider FleetMatics Group PLC, and specialty retailer zulily, Inc. During the period, the trust exited its position in Web.com.

At the end of the period, the trust’s largest overweights relative to its benchmark were in the industrials and information technology sectors. Health care, consumer staples, and consumer discretionary represented the largest underweights.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Small Cap Growth Trust Series I2	7.57%	15.48%	9.72%	105.35%	152.79%
Small Cap Growth Trust Series II2	7.34%	15.23%	9.50%	103.12%	147.74%
Small Cap Growth Trust Series NAV[3]	7.60%	15.53%	9.77%	105.85%	153.95%
Russell 2000 Growth Index[4,5]	5.60%	16.80%	8.54%	117.34%	126.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Small Cap Growth Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust I (“JHVST”) Small Cap Emerging Growth Fund, the trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Small Cap Growth Trust is April 29, 2005 in connection with the trust’s acquisition on that date of all the assets of the Small Cap Growth Fund of JHVST in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the trust’s predecessor. The inception date for these shares is May 1, 1986.

4	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

41

Small Cap Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Ashikhusein Shahpurwala, Brett Hyrb

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the Russell 2000 Index: and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadvisor believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	23.5
Information technology	17.6
Health care	14.2
Industrials	13.5
Consumer discretionary	13.4
Materials	4.5
Utilities	3.4
Energy	3.4
Consumer staples	3.2
Telecommunication services	0.8
Short-term investments and other	2.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Small Cap Index Trust Series I shares returned 4.59% and the Russell 2000 Index returned 4.89%.

Environment  >  The Russell 2000 Index generated positive returns in three of the four quarters. Seven of the ten industrial sectors generated positive returns for the year, led by consumer staples, utilities, and financials. Energy, was the largest loser; the materials and industrials sectors posted slight losses. Small-capitalization stocks underperformed both mid-cap and large-cap for the year. Throughout the year, the returns of the trust closely tracked those of the index.

In the first quarter of 2014, the trust generated a return of 1.01% (the Russell 2000 Index was up 1.12%). Strong earnings and healthy balance sheets for Index stocks overcame geopolitical and economic turmoil in Europe coupled with market participants’ uncertainty about the pace of economic growth in China and emerging markets.

The trust was up 2.00% in the second quarter (2.05% for the index). American companies’ sizeable cash positions combined with rising capital spending and dividends at multi-year highs continued to cushion the U.S. stock markets from geopolitical unrest in parts of the Middle East and Europe. In addition, continued mergers and acquisitions activity, especially in the health care and telecommunication services sectors was a contributing factor to the quarter’s positive performance.

Losses were posted in the third quarter by both the trust and the index (both -7.36%). The release of strong U.S. second-quarter GDP data and mergers and acquisitions activity in multiple sectors could not push stocks higher as market participants negatively reacted to heightened tensions in the Middle East and Russia.

The release of better-than-expected U.S. third-quarter GDP data, coupled with a surprise interest rate cut by the People’s Bank of China, pushed stocks higher in the final quarter of the year, as market participants looked past market turmoil in Russia and other emerging market economies due to the steep decline in oil prices. Market participants overcame weaker than expected data on the world economy, and to elevated stock market volatility. The trust gained 9.58% and the index increased 9.73% for the quarter.

The acceleration in growth for the U.S. economy, and near record cash balances provide a positive back drop for stocks. Risk factors include uncertainty in global financial markets (which could be negatively impacted by the decline in oil prices) and potential weakness in global economic growth. Geopolitical unrest in Europe, Asia and the Middle East could also potentially impact investor sentiment to the downside.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Small Cap Index Trust Series I	4.59%	15.22%	7.38%	103.07%	103.81%
Small Cap Index Trust Series II	4.41%	15.00%	7.17%	101.10%	99.78%
Small Cap Index Trust Series NAV[2]	4.71%	15.30%	7.44%	103.79%	105.03%
Russell 2000 Index[3,4]	4.89%	15.55%	7.77%	105.95%	111.26%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

42

Small Cap Opportunities Trust

Subadvisors: Dimensional Fund Advisors LP, Invesco Advisers, Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray, Bhanu Singh

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	22.9
Industrials	17.9
Information technology	17.5
Consumer discretionary	13.7
Health care	10.4
Materials	6.6
Energy	5.7
Consumer staples	2.3
Utilities	1.0
Telecommunication services	0.9
Short-term investments and other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Small Cap Opportunities Trust Series I shares returned 2.38% and the Russell 2000 Value Index returned 4.22%.

Environment  >  The continued slow growth economic environment and historically low interest rates led equity markets higher during the year even as the Federal Reserve Board reduced monthly bond purchases throughout, finally ending purchases in October. As investors wrestled with the evidence that U.S. growth appeared to be stronger than the rest of the world, in mid-September the price of oil began a freefall, along with stocks. Despite the unknown long-term economic impact, equity markets recovered to end the year on a positive note.

Invesco Advisers, Inc.  >  The portfolio outperformed in several sectors due to stock selection, especially the energy and materials sectors, however this was offset by underperformance in the health care, financials, and industrials sectors. The area of greatest challenge to the portfolio was the health care sector. An underweight allocation to biotechnology stocks hurt performance as that group performed well. Additionally certain holdings underperformed, including pharmaceuticals company Medicines Company. In early February an FDA panel voted not to approve a newer drug for the company and a second disappointment occurred when a patent trial opened the door for eventual generic competition to their primary drug. PharMerica Corp. also pulled back as litigation with their largest supplier cast a cloud over future earnings. Underperformance also occurred in financials, primarily due to an underweight allocation to real estate investment trusts (REITs), which performed well.

The portfolio outperformed by the widest margin in the energy sector. As the commodity prices tumbled, energy stocks fell and were the worst performing sector of the index by a wide margin. Despite a modest overweight to this troubled sector, the portfolio was able to outperform as the portfolio’s energy stocks held up significantly better than those of the index. In particular, significant contributors included Targa Resources Corp. and Dresser-Rand Group, Inc. which was acquired for a significant premium during the year (we sold Targa and tendered our shares in Dresser-Rand).

Dimensional Fund Advisors, LP  >  Construction differences between the portfolio and the benchmark were the primary drivers of relative performance. The portfolio excludes REITs and highly regulated utilities. In 2014 REITs and utilities were the two best performing sectors in the benchmark, after being two of the worst performing sectors in 2013. The portfolio puts a greater emphasis than the benchmark on deep value stocks (defined as stocks with the lowest price-to-book ratios). During 2014 the deepest value stocks underperformed higher price-to-book stocks, which detracted from relative performance. Within the deep value segment, energy stocks were the largest detractor and industrials were the largest contributor. Along the size dimension, mid caps outperformed small caps and the portfolio’s overweight in mid caps relative to the benchmark, contributed positively to relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Small Cap Opportunities Trust Series I	2.38%	16.06%	6.01%	110.54%	79.28%
Small Cap Opportunities Trust Series II	2.13%	15.82%	5.80%	108.38%	75.75%
Small Cap Opportunities Trust Series NAV[2]	2.43%	16.11%	6.06%	111.03%	80.19%
Russell 2000 Value Index[3,5]	4.22%	14.26%	6.89%	94.72%	94.66%
Russell 2000 Index[4,5]	4.89%	15.55%	7.77%	105.95%	111.26%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

4	The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

43

Small Cap Value Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Timothy J. McCormack, CFA, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES  >  The trust’s objective is to seek long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Industrials	23.3
Financials	19.5
Health care	12.2
Information technology	11.8
Consumer discretionary	8.7
Materials	7.2
Energy	5.8
Consumer staples	4.4
Utilities	3.0
Short-term investments and other	4.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Small Cap Value Trust Series NAV shares returned 7.25% and the Russell 2000 Value Index returned 4.22%.

Environment  >  US equities and other developed-market stocks rose during the one-year period as the S&P 500 Index posted a 13.69% return and the MSCI World Index posted a 5.50% return. Emerging markets trailed, with the MSCI Emerging Markets Index posting a loss of 1.82%.

U.S. stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. But by the end of the second quarter the S&P 500 was up well over 200% from its closing low on March 9, 2009. The second half of the year was also bumpy, with U.S. equities sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. U.S. equities hit several all-time highs toward the end of the period.

Six out of the ten sectors of the Russell 2000 Value Index posted gains for the year. The utilities, health care, financials, and consumer staples sectors led the index higher, while the energy, materials, telecommunication services, and industrials sectors declined.

Within the trust, security selection drove all of the relative outperformance during the period. Strong stock selection within the energy, industrials, and information technology sectors more than offset weak relative results within the financials and materials sectors. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance during the period. Underweight allocations to financials and utilities, as well as an overweight allocation to industrials weighed on relative performance. This was partially offset by an overweight to the strong performing health care sector.

Top contributors to relative performance included US-based animal health products maker Phibro Animal Health Corp., women’s fashion specialty retailer The Cato Corp., and consumable medical products manufacturer ICU Medical, Inc. Top detractors from relative performance included girls and women’s clothing and accessory retailer Ascena Retail Group, Inc., global coal tar distiller and producer of carbon compounds and treated wood products Koppers Holdings, Inc., and Scorpio Tankers, Inc., a firm focused on seaborne shipments of refined petroleum products.

At the end of the period, the team’s stock-by-stock decisions led to overweight allocations in the industrials, health care, and materials sectors. The financials sector continued to be the trust’s largest underweight, followed by utilities, consumer discretionary, and telecommunication services. The largest changes during the period were in the industrials sector where the trust’s overweight increased and within the consumer discretionary sector which was reduced from an overweight to an underweight.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I2	7.18%	16.07%	9.74%	110.63%	153.24%
Small Cap Value Trust Series II2	6.96%	15.85%	9.52%	108.65%	148.26%
Small Cap Value Trust Series NAV[3]	7.25%	16.13%	9.79%	111.24%	154.43%
Russell 2000 Value Index[4,5]	4.22%	14.26%	6.89%	94.72%	94.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Small Cap Value Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust I (“JHVST”) Small Cap Value Fund, the trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Small Cap Value Trust is April 29, 2005 in connection with the trust’s acquisition on that date of all the assets of the Small Cap Value Fund of JHVST in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the trust’s predecessor. The inception date for these shares is August 31, 1999.

4	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

44

Small Company Growth Trust

Subadvisor: Invesco Advisers Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Clay Manley

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in securities of small capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	28.3
Health care	21.6
Industrials	17.1
Consumer discretionary	12.7
Financials	8.1
Energy	3.5
Materials	3.1
Telecommunication services	1.5
Consumer staples	1.4
Utilities	0.9
Short-term investments and other	1.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Small Company Growth Trust Series NAV shares returned 7.85% and the Russell 2000 Growth Index returned 5.60%.

Environment  >  The continued slow growth economic environment and historically low interest rates led equity markets higher during the year even as the Federal Reserve Board reduced monthly bond purchases throughout, finally ending purchases in October. As investors wrestled with the evidence that U.S. growth appeared to be stronger than the rest of the world, in mid-September the price of oil began a freefall, along with stocks. Despite the unknown long-term economic impact, equity markets recovered to end the year on a positive note.

The trust outpaced the benchmark Russell 2000 Growth Index due to positive stock selection across most sectors, particularly in the health care, consumer discretionary, and industrials sectors. These sectors more than offset underperformance in the energy sector, where the portfolio’s modest overweight exposure impacted performance as oil prices plummeted.

The widest margin of outperformance was in the health care sector due primarily to stock selection. InterMune Pharmaceuticals, Inc. was the portfolio’s largest contributor. During the year, the biotechnology company reported better than expected trial results and confirmed efficacy of their key lung disease treatment. The stock outperformed on this news and then further appreciated when the company was subsequently acquired for a significant premium; we tendered our shares. Exact Sciences Corp. also benefited performance based on the promising outlook for adoption of their non-invasive screening tool for colorectal cancer.

The trust also got a relative performance boost from the consumer discretionary sector due to stock selection. Top contributors in this sector included Jack in the Box, Inc., which reported strong sales and earnings growth throughout the year and Domino’s Pizza, Inc., which benefited from its investments in on-line and mobile technology to increase market share.

In the fall, the impact of unexpected new oil supply and decreased global demand hit oil markets simultaneously. As the commodity prices tumbled, energy stocks fell and were the worst performing sector of the index by a wide margin. The trust underperformed in the sector primarily due to a modest overweight, however a few particular stocks added to the shortfall. Oasis Petroleum, Inc. and Laredo Petroleum, Inc. are two exploration and production companies which trailed the broader energy sector.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Small Company Growth Trust Series NAV (began 10/24/05)	7.85%	17.28%	—	9.90%	121.85%	—	138.07%
Russell 2000 Growth Index[2,3]	5.60%	16.80%	—	9.47%	117.34%	—	129.69%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

45

Small Company Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: J. David Wagner

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	26.8
Industrials	23.1
Consumer discretionary	12.8
Information technology	10.6
Materials	8.7
Health care	5.2
Utilities	4.6
Energy	3.9
Consumer staples	1.0
Telecommunication services	0.1
Short-term investments and other	3.2

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2014, the Small Company Value Trust Series I shares returned 0.11% and the Russell 2000 Value Index returned 4.22%.

Environment  >  U.S. equities rose in 2014 for the sixth consecutive year. Falling long-term interest rates, solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks were supportive. Various global concerns periodically weighed on stock prices, as did concerns that the Federal Reserve Board would soon start raising short-term interest rates. However, interest rate reductions in the eurozone, as well as aggressive monetary easing in Japan, boosted investor sentiment. A sharp decline in the price of oil was positive for U.S. consumers and oil-importing nations. Large-cap stocks significantly outpaced small- and mid-caps, and in the small-cap universe, value stocks underperformed growth stocks, based on various Russell indexes.

The trust trailed the benchmark, primarily due to sector allocation, although stock selection also detracted. A substantially underweight position in financials and a substantially overweight position in industrials detracted from performance relative to the index. In industrials, stock selection offset the detrimental effect of the overweight position. While our energy stock choices hurt, being underweight in the weakest-performing sector mitigated part of the blow.

The trust’s consumer discretionary stocks significantly lagged their benchmark counterparts. Meritage Homes Corp., the ninth-largest U.S. homebuilder, was a notable detractor. Despite measured growth in new home sales, months with anemic growth weighed heavily on homebuilders, and housing volumes remain at low levels for the size of the population.

Stock selection in health care also detracted from performance versus the index, especially Momenta Pharmaceuticals, Inc., a maker of complex generic, follow-on biologic, and novel drugs. The firm’s share price tumbled after a rival benefited from the Supreme Court’s decision to review an appeal, which indefinitely delays the sale of Momenta’s generic version of a multiple sclerosis drug. A more recent court decision appears more favorable for Momenta to release its generic drug, but the release date is still uncertain.

The trust’s industrials sector was a bright spot, helped by Alaska Air Group, Inc. The Seattle-based airline serves primarily the west coast region, Alaska, Hawaii, and Mexico. Despite recent focus on increased competition in the northwestern U.S., particularly from Delta, the firm continues to show strong revenues. In addition, the recent decline in oil prices portends a more favorable cost structure for the industry.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	0.11%	13.00%	7.66%	84.23%	109.25%
Small Company Value Trust Series II	–0.12%	12.77%	7.45%	82.41%	105.09%
Small Company Value Trust Series NAV[2]	0.14%	13.04%	7.71%	84.59%	110.25%
Russell 2000 Value Index[3,4]	4.22%	14.26%	6.89%	94.72%	94.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

46

Strategic Equity Allocation Trust

Subadvisors: John Hancock Asset Management
Portfolio Managers: Steve Medina, Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital appreciation by investing at least 80% of its net assets in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The fund’s allocation to various markets and types of securities will be actively managed.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	19.4
Information technology	14.6
Health care	12.6
Consumer discretionary	11.9
Industrials	11.1
Consumer staples	9.2
Energy	6.9
Materials	4.6
Utilities	3.4
Telecommunication services	2.8
Short-term investments and other	3.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Strategic Equity Allocation Trust Series NAV shares returned 6.40% and the S&P 500 Index returned 13.69%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes, and the S&P 500 Index gained 13.69%. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed-income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield, and foreign and institutional demand. The benchmark 10-year Treasury yield (which moves inversely to prices) fell to 2.17% from 3.04% at the start the year. Intermediate bonds posted solid returns with the Barclays U.S. Aggregate Bond Index gaining 5.97%. The U.S. Federal Reserve Board (Fed) ended its bond-buying program in October, in line with expectations that the U.S. economic recovery was closer to being self-sustaining.

The trust posted a mid-single digit return as a result of positive asset class positioning. On a geographic basis, the allocation to U.S. equities contributed significantly to performance, particularly in the large-cap market. The trust’s small-cap U.S. equity holdings posted positive absolute returns but lagged relative to large caps and the S&P 500 Index. The allocation to developed-market international equities detracted from both absolute and relative performance; the MSCI EAFE Index trailed the S&P 500 Index.

U.S. stocks continue to show good fundamentals in our view, although valuations are becoming extended. However, we remain cautious of Europe and Japan, as well as many emerging markets. We believe the Fed will proceed cautiously in raising short-term interest rates, which should continue to provide an incentive for yield-starved investors to buy stocks. The bond market might not be too adversely affected by higher rates if the increases are measured and modest. Should commodity prices continue to fall, it could fuel risk aversion, and global stock markets could struggle.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Strategic Equity Allocation Trust Series NAV (began 4/16/12)	6.40%	—	—	15.36%	—	—	47.50%
S&P 500 Index[2,3]	13.69%	—	—	18.11%	—	—	57.28%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

47

Total Stock Market Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Ashikhusein Shahpurwala, Brett Hyrb

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the Wilshire 5000 Total Market Index: and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadvisor believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	18.0
Financials	17.2
Consumer discretionary	12.6
Health care	12.5
Industrials	10.3
Consumer staples	8.6
Energy	8.6
Materials	3.3
Utilities	2.9
Telecommunication services	1.9
Short-term investments and other	4.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Total Stock Market Index Trust Series I shares returned 11.47% and the Wilshire 5000 Total Stock Market Index returned 12.07%.

Environment  >  The Wilshire 5000 Index generated gains in three of the four quarters, with only a slight loss in the other. Eight of the ten industrial sectors generated positive returns, led by utilities, health care and information technology. Energy, telecommunication services, and materials underperformed the Index. Large-capitalization stocks outperformed both small- and mid-cap stocks for the year. Throughout the year, the returns of the trust closely tracked those of the index.

In the first quarter of 2014 the trust generated a positive return 1.76% (the Wilshire 5000 Total Stock Market Index gained 1.94%). Strong earnings and healthy balance sheets for stocks overcame geopolitical and economic turmoil in Europe coupled with market participants’ uncertainty about the pace of economic growth in China and emerging markets.

From April through June, American companies’ sizeable cash positions combined with rising capital spending and dividends at multi-year highs continued to cushion the U.S. stock markets from geopolitical unrest in parts of the Middle East and Europe. The trust gained 4.72% and the index was up 4.83%. In addition, continued mergers and acquisitions activity, especially in the health care and telecommunication services sectors was a contributing factor to the quarter’s positive performance.

The Index declined a modest 0.14% (the index was down 0.02%) in the third quarter of 2014. The release of strong U.S. second-quarter GDP data and mergers and acquisitions activity in multiple sectors pushed stocks higher as market participants looked past heightened tensions in the Middle East and Russia.

The release of better-than-expected U.S. third-quarter GDP data, coupled with a surprise interest rate cut by the People’s Bank of China, pushed stocks higher in the final quarter of the year. Market participants overcame weaker-than-expected data on the world economy, and to elevated stock market volatility. The trust increased 4.76% and the index gained 4.88% for the quarter.

The acceleration in growth for the U.S. economy, and near record cash balances provide a positive back drop for stocks. Risk factors include uncertainty in global financial markets (which could be negatively impacted by the decline in oil prices) and potential weakness in global economic growth. Geopolitical unrest in Europe, Asia and the Middle East could also potentially impact investor sentiment to the downside.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Total Stock Market Index Trust Series I	11.47%	15.08%	7.67%	101.83%	109.35%
Total Stock Market Index Trust Series II	11.30%	14.85%	7.45%	99.80%	105.12%
Total Stock Market Index Trust Series NAV[2]	11.46%	15.12%	7.72%	102.21%	110.29%
Wilshire 5000 Total Market Index[3,4]	12.07%	15.64%	8.13%	106.78%	118.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The Wilshire 5000 Total Market Index is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

48

U.S. Equity Trust

Subadvisor: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: David Cowan, Ph. D., Thomas Hancock, Ph. D., Ben Inker, Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	30.8
Health care	20.4
Consumer staples	17.8
Consumer discretionary	9.7
Energy	9.3
Industrials	6.7
Financials	2.0
Materials	1.3
Short-term investment and other	2.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the U.S. Equity Trust Series NAV shares returned 11.07% and the Russell 3000 Index returned 12.56%.

Environment  >  It was a tough environment for equities around the globe throughout most of the year. There was no shortage of geopolitical tensions — from the Russia/Ukraine crisis to continued unrest in the Middle East — for market participants to worry about. In Europe, stalled growth and fears of deflation weighed on markets, while in emerging markets, concerns were focused on slowing China growth, and the effects of sanctions on Russia. Central bank policy remained a focal point in 2014 as well. In the U.S. investors tried to parse the effects of the end of quantitative easing, while elsewhere hopes were buoyed by increased liquidity provisions from European and Asian central bankers. Finally, the plunge in oil prices in the second half of the year had a significant effect on global investors.

From the point of view of our quantitative factors, the trust’s negative relative return was driven primarily by selection among U.S. opportunistic value stocks that more than offset the positive impact from U.S. quality driven stocks. By sectors, our stock selection generally hurt, but a favorable impact from allocation offset some of that.

Allocations to health care and information technology helped the fund, but were more than offset by stock selection in consumer discretionary, information technology, and consumer staples. Energy was the poorest performing sector in the Russell 3000 and the negative allocation impact more than offset our positive stock selection.

Top individual stock performers included Microsoft Corp., Express Scripts Holding Company, and Cisco Systems, Inc. The largest detractors include Amazon.com, Inc., Google, Inc., and Philip Morris International, Inc.

In a market where very attractive opportunities are tough to come by, GMO prefers a few segments of the market based on our long-term valuation focus. U.S. equities as a whole look overpriced, but we are generally willing to suffer short term pain to capture the opportunities that are available to investors with a long time horizon.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
U.S. Equity Trust Series I2	11.03%	13.30%	—	7.06%	86.66%	—	87.22%
U.S. Equity Trust Series II2	10.76%	13.18%	—	7.00%	85.69%	—	86.24%
U.S. Equity Trust Series NAV (began 10/24/05)	11.07%	13.37%	—	7.10%	87.27%	—	87.83%
Russell 3000 Index[3,4]	12.56%	15.63%	—	8.50%	106.72%	—	111.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on April 27, 2012. For periods prior to April 27, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

49

Utilities Trust

Subadvisor: MFS Investment Management
Portfolio Manager: Maura A. Shaughnessy, Claud P. Davis

INVESTMENT OBJECTIVE & POLICIES  >  To seek capital growth and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Utilities	55.4
Energy	16.8
Telecommunication services	12.8
Consumer discretionary	10.2
Financials	1.3
Information technology	0.4
Short-term investment and other	3.1

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2014, the Utilities Trust Series I shares returned 12.59% and the S&P 500 Utilities Index returned 28.98%.

Environment  >  Early in the period, U.S. equities suffered what proved to be a temporary setback due to concerns over emerging markets as well what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered and investors appeared to have become increasingly comfortable that newly-installed U.S. Federal Reserve Board (Fed) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy. During the year, geopolitical tensions flared in the Middle East and Russia/Ukraine, but any market setbacks were short-lived as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets.

Stock selection in the electric power industry was a primary detractor from performance relative to the S&P Utilities Index. The timing of the trust’s ownership in shares of utilities services provider Exelon Corp. and holdings of power station operator Drax Group PLC (United Kingdom), and Brazil based electric company Energias do Brasil SA, detracted from relative performance.

The portfolio’s exposure to the wireless communications industry, which is not represented in the benchmark, was a detractor from relative performance during the reporting period. Holdings of poor-performing Russian telecommunications companies, Mobile Telesystems OJSC and MegaFon OAO, and voice and data communications services company Vodafone Group PLC (United Kingdom) dampened relative performance.

Stock selection and, to a lesser extent, an overweight position in the natural gas pipeline industry was another negative factor for relative results.

Individual stocks that contributed to relative performance included holdings of Netherlands-based cable and telecommunications company Altice SA, diversified natural gas company Cheniere Energy, Inc., diversified technology company Rocket Internet AG (Germany), and telecommunications company CenturyLink, Inc. The timing of the portfolio’s ownership in shares energy delivery company CenterPoint Energy, Inc., and an underweight position in diversified energy company Dominion Resources, Inc. and natural gas distributor Duke Energy Corp. supported relative performance during the reporting period. We sold the positions in CenturyLink, CenterPoint, and Duke prior to period end.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Utilities Trust Series I	12.59%	13.41%	11.61%	87.63%	199.96%
Utilities Trust Series II	12.41%	13.20%	11.39%	85.89%	194.19%
Utilities Trust Series NAV[2]	12.72%	13.48%	11.66%	88.16%	201.40%
S&P 500 Index[3,5]	13.69%	15.45%	7.67%	105.14%	109.47%
S&P 500 Utilities Index[4,5]	28.98%	13.34%	9.63%	87.04%	150.87%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	The S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power and natural gas distribution industries.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

50

Value Trust

Subadvisor: Invesco Advisers Inc.
Portfolio Managers: Thomas Copper, CFA, John Mazanec, Sergio Marcheli

INVESTMENT OBJECTIVE & POLICIES  >  To realize an above-average total return over a market cycle of three to five years consistent with reasonable risk by investing in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	27.4
Industrials	19.1
Information technology	12.9
Health care	11.9
Consumer discretionary	9.9
Energy	4.6
Materials	4.4
Utilities	3.1
Consumer staples	2.7
Telecommunication services	2.4
Short-term investments and other	1.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Value Trust Series I shares returned 9.82% and the Russell Midcap Value Index returned 14.75%.

Environment  >  The year ended December 31, 2014, was characterized by steady improvement in the U.S. economy and strong U.S. equity market returns. However, the year began with investors worried that stocks may have risen too far, too fast in 2013, while political upheaval in Ukraine and economic sluggishness in the U.S. and China added to investor fears. Still, markets managed to post gains throughout the summer, as investors regained confidence in the economic recovery. As expected, the Federal Reserve Board tapered its monthly purchases of bond securities in 2014, finally ending the program in October. In September, the price of oil began a steep descent, and equity markets followed suit. By the end of the year, the price of oil had hit its lowest point in several years, but the major domestic equity indexes rallied in December and finished 2014 on a positive note.

For the period, the trust delivered a positive return, but underperformed its benchmark, the Russell Midcap Value Index. Stock selection in consumer discretionary was the largest detractor from the trust’s relative return, and the sector also had the greatest negative impact on absolute performance. The shortfall in the sector was driven primarily by specialty retailers, Ascena Retail Group, Inc. and Express, Inc. (Express was sold prior to period end). Ascena was the largest detractor, as weakness in sales at two of its store chains, Justice and Lane Bryant, led to disappointing earnings. Stock selection and an underweight in financials was another detractor. Performance was negatively impacted by the trust’s substantial underexposure to real estate investment trusts (REITs) relative to the benchmark. REITs comprise a large portion of the sector within the index, and the segment had double digit returns, outperforming both the financials sector and overall index. Similarly, the trust’s underweight in utilities detracted from relative returns, as it was one of the best performing sectors for the year. However, utilities also contained one of the trust’s top contributors, Edison International.

Energy stocks declined along with rapidly falling oil prices, but despite a negative absolute return, stock selection within the sector was the largest positive contributor to relative performance. The telecommunications sector also had a positive impact on performance. Within the sector, tw telecom, inc., was the trust’s top contributor for the period. In June, Level 3 Communications, Inc. entered into an agreement to acquire tw telecom at a premium, and as such, tw telecom’s stock rose sharply and we tendered our shares.

During the year, we increased the trust’s exposure to information technology, financials, health care and industrials, and decreased our exposure to consumer discretionary, energy, materials, and consumer staples. At the end of the period, the largest overweights versus the benchmark were in industrials and health care, while the largest underweights were in utilities and financials.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Value Trust Series I	9.82%	16.60%	10.25%	115.48%	165.22%
Value Trust Series II	9.61%	16.37%	10.03%	113.40%	160.03%
Value Trust Series NAV[2]	9.88%	16.66%	10.29%	116.10%	166.32%
Russell Midcap Value Index[3,4]	14.75%	17.43%	9.43%	123.27%	146.23%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

51

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of the American Portfolios, Core Strategy Trust, the Lifestyle Portfolio Stabilization (PS) Portfolios and Franklin Templeton Founding Allocation Trust, in addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1] 7/1/2014– 12/31/2014	Annualized Expense Ratio
500 Index Trust B
Series I — Actual	$1,000.00	$1,059.70	$1.56	0.30%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series II — Actual	1,000.00	1,059.00	2.59	0.50%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Series NAV — Actual	1,000.00	1,060.20	1.30	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
All Cap Core Trust
Series I — Actual	$1,000.00	$1,032.80	$4.41	0.86%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Series II — Actual	1,000.00	1,031.70	5.43	1.06%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Series NAV — Actual	1,000.00	1,033.20	4.15	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
Alpha Opportunities Trust
Series I — Actual	$1,000.00	$1,012.50	$5.17	1.02%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%[2]
Series NAV — Actual	1,000.00	1,013.70	4.92	0.97%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%[2]

52

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1] 7/1/2014– 12/31/2014	Annualized Expense Ratio
American Asset Allocation Trust
Series I — Actual	$1,000.00	$1,011.20	$3.09	0.61%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%[2]
Series II — Actual	1,000.00	1,011.10	3.85	0.76%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%[2]
Series III — Actual	1,000.00	1,013.40	1.32	0.26%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%[2]
American Global Growth Trust
Series I — Actual	$1,000.00	$996.10	$2.77	0.55%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%[2]
Series II — Actual	1,000.00	995.30	3.52	0.70%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%[2]
Series III — Actual	1,000.00	997.60	1.01	0.20%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.02	0.20%[2]
American Growth Trust
Series I — Actual	$1,000.00	$1,026.40	$3.12	0.61%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%[2]
Series II — Actual	1,000.00	1,025.90	3.88	0.76%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%[2]
Series III — Actual	1,000.00	1,028.20	1.33	0.26%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.90	1.33	0.26%[2]
American Growth-Income Trust
Series I — Actual	$1,000.00	$1,032.90	$3.13	0.61%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%[2]
Series II — Actual	1,000.00	1,032.00	3.89	0.76%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%[2]
Series III — Actual	1,000.00	1,034.60	1.33	0.26%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%[2]
American International Trust
Series I — Actual	$1,000.00	$935.90	$3.02	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	935.40	3.76	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[2]
Series III — Actual	1,000.00	938.20	1.32	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]
American New World Trust
Series I — Actual	$1,000.00	$876.70	$3.12	0.66%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%[2]
Series II — Actual	1,000.00	875.70	3.82	0.81%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%[2]
Series III — Actual	1,000.00	878.00	1.47	0.31%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Blue Chip Growth Trust
Series I — Actual	$1,000.00	$1,059.80	$4.26	0.82%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Series II — Actual	1,000.00	1,058.90	5.29	1.02%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Series NAV — Actual	1,000.00	1,060.10	4.00	0.77%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Capital Appreciation Trust
Series I — Actual	$1,000.00	$1,051.20	$3.98	0.77%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Series II — Actual	1,000.00	1,050.80	5.01	0.97%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Series NAV — Actual	1,000.00	1,051.60	3.72	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%

53

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1] 7/1/2014– 12/31/2014	Annualized Expense Ratio
Capital Appreciation Value Trust
Series I — Actual	$1,000.00	$1,049.70	$4.49	0.87%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Series II — Actual	1,000.00	1,047.80	5.52	1.07%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.44	1.07%
Series NAV — Actual	1,000.00	1,050.30	4.24	0.82%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Core Strategy Trust
Series I — Actual	$1,000.00	$1,006.80	$0.56	0.11%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%[2]
Series II — Actual	1,000.00	1,005.90	1.57	0.31%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Series NAV — Actual	1,000.00	1,006.60	0.30	0.06%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%[2]
Emerging Markets Value Trust
Series I — Actual	$1,000.00	$888.60	$5.33	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	888.90	5.09	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Equity-Income Trust
Series I — Actual	$1,000.00	$1,013.40	$4.16	0.82%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Series II — Actual	1,000.00	1,011.90	5.17	1.02%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Series NAV — Actual	1,000.00	1,013.40	3.91	0.77%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Financial Industries Trust
Series I — Actual	$1,000.00	$1,035.50	$4.72	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	1,033.70	5.74	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	1,035.40	4.46	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Franklin Templeton Founding Allocation Trust
Series I — Actual	$1,000.00	$958.10	$0.54	0.11%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%[2]
Series II — Actual	1,000.00	957.10	1.53	0.31%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Series NAV — Actual	1,000.00	957.90	0.30	0.06%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%[2]
Fundamental All Cap Core Trust
Series I — Actual	$1,000.00	$1,048.60	$3.87	0.75%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Series II — Actual	1,000.00	1,047.20	4.90	0.95%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Series NAV — Actual	1,000.00	1,048.40	3.61	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%
Fundamental Large Cap Value Trust
Series I — Actual	$1,000.00	$1,030.50	$3.53	0.69%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%
Series II — Actual	1,000.00	1,029.00	4.55	0.89%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Series NAV — Actual	1,000.00	1,030.40	3.28	0.64%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%

54

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1] 7/1/2014– 12/31/2014	Annualized Expense Ratio
Global Trust
Series I — Actual	$1,000.00	$926.50	$4.52	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Series II — Actual	1,000.00	925.30	5.48	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%
Series NAV — Actual	1,000.00	926.90	4.27	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Health Sciences Trust
Series I — Actual	$1,000.00	$1,192.50	$5.53	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series II — Actual	1,000.00	1,191.30	6.63	1.20%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Series NAV — Actual	1,000.00	1,192.60	5.25	0.95%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
International Core Trust
Series I — Actual	$1,000.00	$868.50	$4.99	1.06%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Series II — Actual	1,000.00	866.90	5.93	1.26%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.41	1.26%
Series NAV — Actual	1,000.00	867.80	4.75	1.01%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
International Equity Index Trust B
Series I — Actual	$1,000.00	$904.30	$1.87	0.39%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	1.99	0.39%
Series II — Actual	1,000.00	903.60	2.83	0.59%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.01	0.59%
Series NAV — Actual	1,000.00	904.20	1.63	0.34%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.73	0.34%
International Growth Stock Trust
Series I — Actual	$1,000.00	$943.20	$4.75	0.97%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Series II — Actual	1,000.00	942.50	5.73	1.17%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	5.95	1.17%
Series NAV — Actual	1,000.00	943.70	4.51	0.92%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
International Small Company Trust
Series I — Actual	$1,000.00	$876.80	$5.68	1.20%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Series II — Actual	1,000.00	876.20	6.62	1.40%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.10	7.12	1.40%
Series NAV — Actual	1,000.00	877.20	5.44	1.15%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.85	1.15%
International Value Trust
Series I — Actual	$1,000.00	$845.20	$4.46	0.96%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Series II — Actual	1,000.00	844.90	5.39	1.16%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.90	1.16%
Series NAV — Actual	1,000.00	845.30	4.23	0.91%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Lifestyle Aggressive PS Series
Series I — Actual	$1,000.00	$999.30	$1.06	0.21%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.07	0.21%[2]
Series II — Actual	1,000.00	998.00	2.06	0.41%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.09	0.41%[2]
Series NAV — Actual	1,000.00	999.70	0.81	0.16%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%[2]

55

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1] 7/1/2014– 12/31/2014	Annualized Expense Ratio
Lifestyle Balanced PS Series
Series I — Actual	$1,000.00	$1,009.00	$0.56	0.11%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%[2]
Series II — Actual	1,000.00	1,008.40	1.57	0.31%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Series NAV — Actual	1,000.00	1,009.50	0.30	0.06%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Lifestyle Conservative PS Series
Series I — Actual	$1,000.00	$1,012.40	$0.66	0.13%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.66	0.13%[2]
Series II — Actual	1,000.00	1,011.20	1.67	0.33%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV — Actual	1,000.00	1,013.00	0.41	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%[2]
Lifestyle Growth PS Series
Series I — Actual	$1,000.00	$1,007.50	$0.56	0.11%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%[2]
Series II — Actual	1,000.00	1,006.20	1.57	0.31%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Series NAV — Actual	1,000.00	1,007.30	0.30	0.06%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%[2]
Lifestyle Moderate PS Series
Series I — Actual	$1,000.00	$1,010.80	$0.66	0.13%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.66	0.13%[2]
Series II — Actual	1,000.00	1,009.50	1.67	0.33%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV — Actual	1,000.00	1,010.60	0.41	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%[2]
Mid Cap Index Trust
Series I — Actual	$1,000.00	$1,019.20	$2.29	0.45%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.29	0.45%
Series II — Actual	1,000.00	1,018.20	3.31	0.65%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Series NAV — Actual	1,000.00	1,019.20	2.04	0.40%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	2.04	0.40%
Mid Cap Stock Trust
Series I — Actual	$1,000.00	$1,022.40	$4.64	0.91%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Series II — Actual	1,000.00	1,021.50	5.66	1.11%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.65	1.11%
Series NAV — Actual	1,000.00	1,022.70	4.38	0.86%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Mid Value Trust
Series I — Actual	$1,000.00	$1,008.70	$4.96	0.98%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Series II — Actual	1,000.00	1,008.10	5.97	1.18%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	6.01	1.18%
Series NAV — Actual	1,000.00	1,009.20	4.71	0.93%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Mutual Shares Trust
Series I — Actual	$1,000.00	$995.30	$5.23	1.04%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Series NAV — Actual	1,000.00	995.80	4.98	0.99%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%

56

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1] 7/1/2014– 12/31/2014	Annualized Expense Ratio
Real Estate Securities Trust
Series I — Actual	$1,000.00	$1,114.40	$4.16	0.78%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Series II — Actual	1,000.00	1,112.90	5.22	0.98%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Series NAV — Actual	1,000.00	1,114.30	3.89	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Science & Technology Trust
Series I — Actual	$1,000.00	$1,052.30	$5.48	1.06%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Series II — Actual	1,000.00	1,051.50	6.52	1.26%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.41	1.26%
Series NAV — Actual	1,000.00	1,052.80	5.23	1.01%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Small Cap Growth Trust
Series I — Actual	$1,000.00	$1,026.80	$5.72	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series II — Actual	1,000.00	1,025.90	6.74	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%
Series NAV — Actual	1,000.00	1,026.70	5.47	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Small Cap Index Trust
Series I — Actual	$1,000.00	$1,015.10	$2.64	0.52%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.65	0.52%
Series II — Actual	1,000.00	1,014.50	3.66	0.72%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Series NAV — Actual	1,000.00	1,016.30	2.39	0.47%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.40	0.47%
Small Cap Opportunities Trust
Series I — Actual	$1,000.00	$996.40	$5.03	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series II — Actual	1,000.00	994.90	6.03	1.20%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Series NAV — Actual	1,000.00	996.40	4.78	0.95%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Small Cap Value Trust
Series I — Actual	$1,000.00	$1,051.60	$5.79	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series II — Actual	1,000.00	1,050.60	6.82	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%
Series NAV — Actual	1,000.00	1,052.30	5.54	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Small Company Growth Trust
Series NAV — Actual	$1,000.00	$1,029.80	$5.37	1.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Small Company Value Trust
Series I — Actual	$1,000.00	$972.20	$5.27	1.06%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Series II — Actual	1,000.00	971.20	6.26	1.26%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.41	1.26%
Series NAV — Actual	1,000.00	972.50	5.02	1.01%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Strategic Equity Allocation Trust
Series NAV — Actual	$1,000.00	$1,003.90	$2.68	0.53%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.70	0.53%

57

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1] 7/1/2014– 12/31/2014	Annualized Expense Ratio
Total Stock Market Index Trust
Series I — Actual	$1,000.00	$1,046.10	$2.89	0.56%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.85	0.56%
Series II — Actual	1,000.00	1,045.50	3.92	0.76%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Series NAV — Actual	1,000.00	1,046.00	2.63	0.51%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.60	0.51%
U.S. Equity Trust
Series I — Actual	$1,000.00	$1,051.00	$4.29	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	1,050.10	5.32	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	1,051.40	4.03	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Utilities Trust
Series I — Actual	$1,000.00	$963.10	$4.55	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	962.60	5.54	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	963.50	4.31	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Value Trust
Series I — Actual	$1,000.00	$1,017.50	$3.92	0.77%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Series II — Actual	1,000.00	1,016.70	4.93	0.97%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Series NAV — Actual	1,000.00	1,017.90	3.66	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios for the period ended 12-31-14 was as follows:

Portfolio	Range	Portfolio	Range
American Funds	0.29% – 0.78%	Lifestyle Balanced PS Series	0.53% – 0.59%
Core Strategy Trust	0.53% – 0.59%	Lifestyle Conservative PS Series	0.53% – 0.59%
Franklin Templeton Founding Allocation Trust	0.84% – 0.98%	Lifestyle Growth PS Series	0.53% – 0.59%
Lifestyle Aggressive PS Series	0.53% – 0.53%	Lifestyle Moderate PS Series	0.53% – 0.59%

58

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

500 Index Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.6%
Consumer discretionary - 11.7%
Amazon.com, Inc. (I)	69,687	$21,627,360	0.6%
Comcast Corp., Class A	472,836	27,429,216	0.8%
McDonald’s Corp.	178,647	16,739,224	0.5%
The Home Depot, Inc.	241,883	25,390,459	0.7%
The Walt Disney Company	286,326	26,969,046	0.8%
OTHER SECURITIES		288,209,620	8.3%
		406,364,925
Consumer staples - 9.5%
Altria Group, Inc.	362,780	17,874,171	0.5%
Coca-Cola Company	723,601	30,550,434	0.9%
CVS Health Corp.	210,411	20,264,683	0.6%
PepsiCo, Inc.	274,707	25,976,294	0.7%
Philip Morris International, Inc.	285,216	23,230,843	0.7%
The Procter & Gamble Company	496,012	45,181,733	1.3%
Wal-Mart Stores, Inc.	289,920	24,898,330	0.7%
OTHER SECURITIES		140,237,278	4.1%
		328,213,766
Energy - 8.2%
Chevron Corp.	347,032	38,930,050	1.1%
ConocoPhillips	225,985	15,606,524	0.5%
Exxon Mobil Corp.	777,306	71,861,940	2.1%
Schlumberger, Ltd.	236,225	20,175,977	0.6%
OTHER SECURITIES		136,380,238	3.9%
		282,954,729
Financials - 16.1%
American Express Company	163,330	15,196,223	0.4%
Bank of America Corp.	1,930,271	34,532,548	1.0%
Berkshire
Hathaway, Inc., Class B (I)	334,721	50,258,358	1.5%
Citigroup, Inc.	556,031	30,086,837	0.9%
JPMorgan Chase & Company	686,138	42,938,516	1.2%
State Street Corp.	76,627	6,015,220	0.2%
Wells Fargo & Company	866,429	47,497,638	1.4%
OTHER SECURITIES		331,075,926	9.5%
		557,601,266
Health care - 13.7%
AbbVie, Inc.	292,440	19,137,274	0.5%
Amgen, Inc.	139,617	22,239,592	0.6%
Bristol-Myers Squibb Company	304,474	17,973,100	0.5%
Celgene Corp. (I)	146,601	16,398,788	0.5%
Gilead Sciences, Inc. (I)	276,915	26,102,008	0.8%
Johnson & Johnson	513,781	53,726,079	1.5%
Merck & Company, Inc.	523,295	29,717,923	0.9%
Pfizer, Inc.	1,156,575	36,027,311	1.0%
UnitedHealth Group, Inc.	176,171	17,809,126	0.5%
OTHER SECURITIES		236,862,000	6.9%
		475,993,201
Industrials - 10.0%
3M Company	117,611	19,325,840	0.6%
General Electric Company	1,843,310	46,580,444	1.3%
The Boeing Company	121,686	15,816,746	0.4%
Union Pacific Corp.	163,188	19,440,586	0.6%

500 Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials (continued)
United Technologies Corp.	155,626	$17,896,990	0.5%
OTHER SECURITIES		229,625,027	6.6%
		348,685,633
Information technology - 19.0%
Apple, Inc.	1,076,514	118,825,615	3.4%
Cisco Systems, Inc.	938,658	26,108,772	0.7%
Facebook, Inc., Class A (I)	383,775	29,942,126	0.9%
Google, Inc., Class A (I)	52,320	27,764,131	0.8%
Google, Inc., Class C (I)	52,270	27,514,928	0.8%
Intel Corp.	887,476	32,206,504	0.9%
International
Business Machines Corp.	168,941	27,104,894	0.8%
MasterCard, Inc., Class A	179,866	15,497,255	0.4%
Microsoft Corp.	1,512,959	70,276,946	2.0%
Oracle Corp.	593,750	26,700,938	0.8%
QUALCOMM, Inc.	305,190	22,684,773	0.6%
Visa, Inc., Class A	89,649	23,505,968	0.7%
OTHER SECURITIES		210,176,088	6.2%
		658,308,938
Materials - 3.1%		106,332,253	3.1%
Telecommunication services - 2.2%
AT&T, Inc.	952,098	31,980,972	0.9%
Verizon Communications, Inc.	761,693	35,631,999	1.0%
OTHER SECURITIES		8,812,983	0.3%
		76,425,954
Utilities - 3.1%		108,356,699	3.1%
TOTAL COMMON STOCKS (Cost $1,846,101,819)		$3,349,237,364
SECURITIES LENDING COLLATERAL - 0.2%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	599,830	6,001,657	0.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,001,949)		$6,001,657
SHORT-TERM INVESTMENTS - 3.5%
Repurchase agreement - 3.5%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at
$120,274,000 on 01/02/2015,
collateralized by $101,810,000
U.S. Treasury Bonds, 3.750% due
11/15/2043 (valued at
$122,681,050, including interest)	$120,274,000	$120,274,000	3.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $120,274,000)		$120,274,000
Total Investments (500 Index Trust B)
(Cost $1,972,377,768) - 100.3%		$3,475,513,021	100.3%
Other Assets And Liabilities, Net - (0.3%)		(10,828,570)	(0.3)%
TOTAL NET ASSETS - 100.0%		$3,464,684,451	100.0%

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

All Cap Core Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.0%
Consumer discretionary - 11.6%
Cablevision
Systems Corp., Class A (L)	189,500	$3,911,280	1.1%
Hanesbrands, Inc.	32,100	3,583,002	1.0%
L Brands, Inc.	55,100	4,768,905	1.4%
Lowe’s Companies, Inc.	66,100	4,547,680	1.3%
Marriott International, Inc., Class A	59,000	4,603,770	1.3%
Skechers U.S.A., Inc., Class A (I)	73,200	4,044,300	1.2%
Time Warner, Inc.	46,400	3,963,488	1.1%
OTHER SECURITIES		11,063,850	3.2%
		40,486,275
Consumer staples - 8.7%
CVS Health Corp.	38,700	3,727,197	1.1%
Dr. Pepper Snapple Group, Inc.	62,000	4,444,160	1.3%
Pilgrim’s Pride Corp. (I) (L)	120,200	3,941,358	1.1%
Sanderson Farms, Inc. (L)	48,000	4,033,200	1.1%
The Clorox Company	36,500	3,803,665	1.1%
The Kroger Company	51,000	3,274,710	0.9%
OTHER SECURITIES		7,334,481	2.1%
		30,558,771
Energy - 6.2%
Anadarko Petroleum Corp.	45,500	3,753,750	1.1%
Tesoro Corp.	59,000	4,386,650	1.2%
OTHER SECURITIES		13,635,647	3.9%
		21,776,047
Financials - 15.8%
Alleghany Corp. (I)	7,700	3,568,950	1.0%
Citigroup, Inc.	89,200	4,826,612	1.4%
Intercontinental
Exchange Group, Inc.	15,900	3,486,711	1.0%
Jones Lang LaSalle, Inc.	29,900	4,482,907	1.3%
Lazard, Ltd., Class A	81,800	4,092,454	1.2%
The Allstate Corp.	69,000	4,847,250	1.4%
OTHER SECURITIES		30,057,002	8.5%
		55,361,886
Health care - 15.8%
Alexion Pharmaceuticals, Inc. (I)	18,800	3,478,564	1.0%
Amgen, Inc.	37,400	5,957,446	1.7%
Anthem, Inc.	35,200	4,423,584	1.3%
Biogen Idec, Inc. (I)	16,180	5,492,301	1.6%
Centene Corp. (I)	35,300	3,665,905	1.0%
Edwards Lifesciences Corp. (I)	27,800	3,541,164	1.0%
Gilead Sciences, Inc. (I)	64,700	6,098,622	1.7%
Health Net, Inc. (I)	82,900	4,437,637	1.3%
LifePoint Hospitals, Inc. (I)	46,700	3,358,197	0.9%
Quintiles
Transnational Holdings, Inc. (I)	57,300	3,373,251	1.0%
OTHER SECURITIES		11,530,938	3.3%
		55,357,609
Industrials - 11.3%
General Dynamics Corp.	35,700	4,913,034	1.4%
Lockheed Martin Corp.	25,900	4,987,563	1.4%
Southwest Airlines Company	116,600	4,934,512	1.4%
Spirit Aerosystems
Holdings, Inc., Class A (I)	98,100	4,222,224	1.2%
Union Pacific Corp.	44,700	5,325,111	1.5%
OTHER SECURITIES		15,116,001	4.4%
		39,498,445
Information technology - 21.7%
Apple, Inc.	130,682	14,424,679	4.1%

All Cap Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Cognizant Technology
Solutions Corp., Class A (I)	89,000	$4,686,740	1.3%
Computer Sciences Corp.	68,700	4,331,535	1.2%
Electronic Arts, Inc. (I)	97,100	4,565,157	1.3%
Hewlett-Packard Company	139,000	5,578,070	1.6%
Micron Technology, Inc. (I)	142,100	4,974,921	1.4%
Skyworks Solutions, Inc.	48,300	3,511,893	1.0%
Take-Two
Interactive Software, Inc. (I)	155,400	4,355,862	1.3%
Visa, Inc., Class A	23,200	6,083,040	1.7%
OTHER SECURITIES		23,696,128	6.8%
		76,208,025
Materials - 4.0%
Alcoa, Inc.	300,500	4,744,895	1.3%
PPG Industries, Inc.	15,400	3,559,710	1.0%
The Sherwin-Williams Company	18,200	4,787,328	1.4%
OTHER SECURITIES		1,035,600	0.3%
		14,127,533
Telecommunication services - 1.1%		3,718,282	1.1%
Utilities - 2.8%
PG&E Corp.	87,800	4,674,472	1.3%
OTHER SECURITIES		5,220,336	1.5%
		9,894,808
TOTAL COMMON STOCKS (Cost $316,832,393)		$346,987,681
SECURITIES LENDING COLLATERAL - 3.8%
John Hancock Collateral
Investment Trust,
0.0896% (W) (Y)	1,336,493	13,372,413	3.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,373,148)		$13,372,413
SHORT-TERM INVESTMENTS - 0.9%
Money market funds - 0.9%
State Street Institutional Liquid
Reserves Fund, 0.0718% (Y)	3,245,876	3,245,876	0.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,245,876)		$3,245,876
Total Investments (All Cap Core Trust)
(Cost $333,451,417) - 103.7%		$363,605,970	103.7%
Other Assets And Liabilities, Net - (3.7%)		(13,010,696)	(3.7)%
TOTAL NET ASSETS - 100.0%		$350,595,274	100.0%

Alpha Opportunities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.0%
Consumer discretionary - 15.7%
Advance Auto Parts, Inc.	95,747	$15,250,582	2.0%
D.R. Horton, Inc.	234,694	5,935,411	0.8%
Lowe’s Companies, Inc.	176,142	12,118,570	1.6%
McDonald’s Corp.	66,711	6,250,821	0.8%
NVR, Inc. (I)	4,495	5,732,608	0.7%
PulteGroup, Inc.	244,849	5,254,460	0.7%
The Home Depot, Inc.	49,221	5,166,728	0.7%

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
The TJX Companies, Inc.	85,815	$5,885,193	0.8%
Whirlpool Corp.	38,225	7,405,712	1.0%
OTHER SECURITIES		53,601,923	6.6%
		122,602,008
Consumer staples - 5.2%
Anheuser-Busch InBev NV	10,924	1,229,401	0.2%
Anheuser-Busch InBev NV, ADR	32,056	3,600,530	0.5%
Coca-Cola Company	206,365	8,712,730	1.1%
OTHER SECURITIES		26,630,584	3.4%
		40,173,245
Energy - 5.4%
BG Group PLC	361,577	4,838,515	0.6%
Pioneer Natural Resources Company	32,164	4,787,611	0.6%
OTHER SECURITIES		32,661,559	4.2%
		42,287,685
Financials - 13.0%
ACE, Ltd.	71,274	8,187,957	1.1%
American International Group, Inc.	120,945	6,774,129	0.9%
BlackRock, Inc.	32,780	11,720,817	1.5%
M&T Bank Corp.	43,741	5,494,744	0.7%
Markel Corp. (I)	7,555	5,158,856	0.7%
Marsh &
McLennan Companies, Inc.	147,677	8,453,031	1.1%
MetLife, Inc.	104,092	5,630,336	0.7%
The PNC Financial
Services Group, Inc.	83,764	7,641,790	1.0%
Wells Fargo & Company	88,797	4,867,852	0.6%
OTHER SECURITIES		37,427,172	4.7%
		101,356,684
Health care - 17.3%
Actavis PLC (I)	36,562	9,411,424	1.2%
AstraZeneca PLC	91,712	6,477,686	0.8%
AstraZeneca PLC, ADR	25,023	1,761,119	0.2%
Becton, Dickinson and Company	41,590	5,787,664	0.7%
Bristol-Myers Squibb Company	399,077	23,557,515	3.0%
Johnson & Johnson	69,178	7,233,943	0.9%
Merck & Company, Inc.	198,181	11,254,699	1.4%
UnitedHealth Group, Inc.	48,060	4,858,385	0.6%
OTHER SECURITIES		64,877,903	8.5%
		135,220,338
Industrials - 15.1%
Acuity Brands, Inc.	43,799	6,134,926	0.8%
AECOM (I)	168,812	5,126,820	0.6%
Allison Transmission Holdings, Inc.	134,902	4,573,178	0.6%
Fastenal Company (L)	111,115	5,284,629	0.7%
HD Supply Holdings, Inc. (I)	164,733	4,857,976	0.6%
Lockheed Martin Corp.	23,597	4,544,074	0.6%
United Parcel Service, Inc., Class B	68,670	7,634,044	1.0%
OTHER SECURITIES		80,006,227	10.2%
		118,161,874
Information technology - 18.5%
Akamai Technologies, Inc. (I)	100,151	6,305,507	0.8%
Alibaba Group
Holding, Ltd., ADR (I)	64,297	6,683,030	0.9%
Apple, Inc.	137,635	15,192,151	1.9%
Cisco Systems, Inc.	446,915	12,430,941	1.6%
Facebook, Inc., Class A (I)	75,681	5,904,632	0.8%
Intel Corp.	146,496	5,316,340	0.7%
Micron Technology, Inc. (I)	210,602	7,373,176	0.9%

Alpha Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Microsoft Corp.	246,945	$11,470,595	1.5%
NXP Semiconductors NV (I)	143,500	10,963,400	1.4%
OTHER SECURITIES		63,099,821	8.0%
		144,739,593
Materials - 5.0%
Norbord, Inc. (L)	254,800	5,664,903	0.7%
Platform Specialty
Products Corp. (I)	255,199	5,925,721	0.8%
Praxair, Inc.	39,754	5,150,528	0.7%
OTHER SECURITIES		22,314,742	2.8%
		39,055,894
Telecommunication services - 0.7%		5,584,476	0.7%
Utilities - 1.1%		8,253,447	1.1%
TOTAL COMMON STOCKS (Cost $675,492,211)		$757,435,244
PREFERRED SECURITIES - 1.6%
Consumer discretionary - 0.0%		242,515	0.0%
Financials - 0.2%		1,041,344	0.2%
Health care - 0.0%		218,960	0.0%
Industrials - 0.1%		459,212	0.1%
Information technology - 1.3%
Uber Technologies, Inc. (I)(R)	142,224	4,738,548	0.6%
OTHER SECURITIES		5,424,137	0.7%
		10,162,685
TOTAL PREFERRED SECURITIES (Cost $8,500,615)		$12,124,716
Warrants 0.1%		733,509	0.1%
TOTAL WARRANTS (Cost $1,161,963)		$733,509
SECURITIES LENDING COLLATERAL - 3.4%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	2,680,718	26,822,193	3.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $26,823,587)		$26,822,193
SHORT-TERM INVESTMENTS - 1.4%
Repurchase agreement - 1.4%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2014 at
0.120% to be repurchased at
$11,100,074 on 01/02/2015,
collateralized by $5,436,667
Federal National Mortgage
Association, 4.000% due
05/01/2027 (valued at $5,834,051,
including interest) and $5,068,963
Federal Home Loan
Mortgage Corp., 4.000% due
09/01/2044 (valued at $5,487,950,
including interest)	$11,100,000	$11,100,000	1.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $11,100,000)		$11,100,000
Total Investments (Alpha Opportunities Trust)
(Cost $723,078,376) - 103.5%		$808,215,662	103.5%
Other Assets And Liabilities, Net - (3.5%)		(27,336,609)	(3.5)%
TOTAL NET ASSETS - 100.0%		$780,879,053	100.0%

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

American Asset Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation
Fund - Class 1	76,590,202	$1,702,600,192	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $1,038,541,053)		$1,702,600,192
Total Investments (American Asset Allocation Trust)
(Cost $1,038,541,053) - 100.0%		$1,702,600,192	100.0%
Other Assets And Liabilities, Net - 0.0%		(10,570)	0.0%
TOTAL NET ASSETS - 100.0%		$1,702,589,622	100.0%

American Global Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Growth
Fund - Class 1	8,943,006	$245,753,817	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $201,669,755)		$245,753,817
Total Investments (American Global Growth Trust)
(Cost $201,669,755) - 100.0%		$245,753,817	100.0%
Other Assets And Liabilities, Net - 0.0%		33,992	0.0%
TOTAL NET ASSETS - 100.0%		$245,787,809	100.0%

American Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	12,828,897	$1,028,236,082	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $595,249,577)		$1,028,236,082
Total Investments (American Growth Trust)
(Cost $595,249,577) - 100.0%		$1,028,236,082	100.0%
Other Assets And Liabilities, Net - 0.0%		(15,724)	0.0%
TOTAL NET ASSETS - 100.0%		$1,028,220,358	100.0%

American Growth-Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income
Fund - Class 1	23,683,099	$1,249,520,307	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $772,421,811)		$1,249,520,307
Total Investments (American Growth-Income Trust)
(Cost $772,421,811) - 100.0%		$1,249,520,307	100.0%
Other Assets And Liabilities, Net - 0.0%		(18,250)	0.0%
TOTAL NET ASSETS - 100.0%		$1,249,502,057	100.0%

American International Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International
Fund - Class 1	29,805,235	$606,536,523	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $466,529,988)		$606,536,523
Total Investments (American International Trust)
(Cost $466,529,988) - 100.0%		$606,536,523	100.0%
Other Assets And Liabilities, Net - 0.0%		(21,071)	0.0%
TOTAL NET ASSETS - 100.0%		$606,515,452	100.0%

American New World Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American New World Fund - Class 1	3,415,097	$70,760,819	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $76,302,552)		$70,760,819
Total Investments (American New World Trust)
(Cost $76,302,552) - 100.0%		$70,760,819	100.0%
Other Assets And Liabilities, Net - 0.0%		(26,943)	0.0%
TOTAL NET ASSETS - 100.0%		$70,733,876	100.0%

Blue Chip Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.5%
Consumer discretionary - 23.4%
Amazon.com, Inc. (I)	222,389	$69,018,426	3.9%
Chipotle Mexican Grill, Inc. (I)	31,400	21,493,614	1.2%
Lowe’s Companies, Inc.	407,000	28,001,600	1.6%
Netflix, Inc. (I)	37,000	12,639,570	0.7%
O’Reilly Automotive, Inc. (I)	107,700	20,745,174	1.2%

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Starbucks Corp.	326,000	$26,748,300	1.5%
The Home Depot, Inc.	185,600	19,482,432	1.1%
The Priceline Group, Inc. (I)	46,100	52,563,681	3.0%
Wynn Resorts, Ltd.	163,700	24,352,012	1.4%
OTHER SECURITIES		137,094,865	7.8%
		412,139,674
Consumer staples - 2.5%
CVS Health Corp.	155,500	14,976,205	0.9%
OTHER SECURITIES		28,982,383	1.6%
		43,958,588
Energy - 2.5%
EQT Corp.	151,900	11,498,830	0.7%
Pioneer Natural Resources Company	106,800	15,897,180	0.9%
OTHER SECURITIES		15,751,342	0.9%
		43,147,352
Financials - 7.6%
American Tower Corp.	344,538	34,057,581	1.9%
Ameriprise Financial, Inc.	88,951	11,763,770	0.7%
Invesco, Ltd.	329,800	13,033,696	0.7%
Morgan Stanley	497,500	19,303,000	1.1%
State Street Corp.	170,007	13,345,550	0.8%
TD Ameritrade Holding Corp.	454,100	16,247,698	0.9%
OTHER SECURITIES		26,761,667	1.5%
		134,512,962
Health care - 22.9%
Actavis PLC (I)	62,700	16,139,607	0.9%
Alexion Pharmaceuticals, Inc. (I)	196,900	36,432,407	2.1%
Allergan, Inc.	159,700	33,950,623	1.9%
Biogen Idec, Inc. (I)	135,100	45,859,695	2.6%
Celgene Corp. (I)	342,600	38,323,236	2.2%
Gilead Sciences, Inc. (I)	542,800	51,164,328	2.9%
Intuitive Surgical, Inc. (I)	23,100	12,218,514	0.7%
McKesson Corp.	242,300	50,296,634	2.9%
Regeneron Pharmaceuticals, Inc. (I)	28,000	11,487,000	0.6%
Thermo Fisher Scientific, Inc.	192,100	24,068,209	1.4%
Valeant
Pharmaceuticals
International, Inc. (I)	110,500	15,813,655	0.9%
OTHER SECURITIES		66,717,383	3.8%
		402,471,291
Industrials - 13.9%
American Airlines Group, Inc.	563,700	30,231,231	1.7%
Danaher Corp.	532,126	45,608,519	2.6%
FedEx Corp.	84,700	14,709,002	0.8%
Kansas City Southern	113,600	13,862,608	0.8%
Precision Castparts Corp.	125,600	30,254,528	1.7%
Roper Industries, Inc.	74,600	11,663,710	0.7%
The Boeing Company	188,000	24,436,240	1.4%
Union Pacific Corp.	137,600	16,392,288	0.9%
United Continental Holdings, Inc. (I)	255,300	17,077,017	1.0%
OTHER SECURITIES		39,625,090	2.3%
		243,860,233
Information technology - 22.6%
Alibaba Group
Holding, Ltd., ADR (I)	190,861	19,838,092	1.1%
Apple, Inc.	229,900	25,376,362	1.4%
Baidu, Inc., ADR (I)	189,600	43,223,112	2.4%
Facebook, Inc., Class A (I)	554,508	43,262,714	2.5%
Google, Inc., Class A (I)	76,266	40,471,316	2.3%

Blue Chip Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Google, Inc., Class C (I)	82,966	$43,673,302	2.5%
LinkedIn Corp., Class A (I)	55,100	12,657,021	0.7%
MasterCard, Inc., Class A	530,300	45,690,648	2.6%
salesforce.com, Inc. (I)	356,600	21,149,946	1.2%
Tencent Holdings, Ltd.	1,067,800	15,449,915	0.9%
Visa, Inc., Class A	177,500	46,540,500	2.6%
OTHER SECURITIES		40,356,203	2.4%
		397,689,131
Materials - 3.9%
Ecolab, Inc.	187,600	19,607,952	1.1%
The Sherwin-Williams Company	135,100	35,536,704	2.0%
OTHER SECURITIES		13,131,514	0.8%
		68,276,170
Telecommunication services - 0.2%		4,083,295	0.2%
TOTAL COMMON STOCKS (Cost $1,042,500,991)		$1,750,138,696
SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	1,299,754	13,004,817	0.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,004,659)		$13,004,817
SHORT-TERM INVESTMENTS - 0.4%
Money market funds - 0.4%		6,617,323	0.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $6,617,323)		$6,617,323
Total Investments (Blue Chip Growth Trust)
(Cost $1,062,122,973) - 100.6%		$1,769,760,836	100.6%
Other Assets And Liabilities, Net - (0.6%)		(10,700,162)	(0.6)%
TOTAL NET ASSETS - 100.0%		$1,759,060,674	100.0%

Capital Appreciation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.6%
Consumer discretionary - 26.5%
Amazon.com, Inc. (I)	83,683	$25,971,019	2.5%
Chipotle Mexican Grill, Inc. (I)	18,872	12,918,073	1.3%
Inditex SA	541,315	15,441,219	1.5%
Luxottica Group SpA	193,756	10,621,477	1.0%
Marriott International, Inc., Class A	214,674	16,751,012	1.6%
Netflix, Inc. (I)	40,688	13,899,428	1.4%
NIKE, Inc., Class B	252,941	24,320,277	2.4%
O’Reilly Automotive, Inc. (I)	76,796	14,792,446	1.4%
Starbucks Corp.	193,199	15,851,978	1.5%
Tesla Motors, Inc. (I)(L)	47,489	10,562,024	1.0%
The Priceline Group, Inc. (I)	17,516	19,971,918	1.9%
The Walt Disney Company	232,212	21,872,048	2.1%
Tiffany & Company	146,334	15,637,251	1.5%
Twenty-First Century
Fox, Inc., Class A	397,687	15,273,169	1.5%
Under Armour, Inc., Class A (I)	181,222	12,304,974	1.2%
OTHER SECURITIES		27,536,586	2.7%
		273,724,899

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer staples - 4.0%
Costco Wholesale Corp.	138,414	$19,620,185	1.9%
Mondelez International, Inc., Class A	375,827	13,651,916	1.3%
OTHER SECURITIES		8,491,005	0.8%
		41,763,106
Energy - 3.4%
Concho Resources, Inc. (I)	130,437	13,011,091	1.2%
EOG Resources, Inc.	120,309	11,076,850	1.1%
Schlumberger, Ltd.	132,275	11,297,608	1.1%
		35,385,549
Financials - 3.8%
American Tower Corp.	124,585	12,315,227	1.2%
Morgan Stanley	437,601	16,978,919	1.6%
OTHER SECURITIES		9,979,730	1.0%
		39,273,876
Health care - 20.1%
Abbott Laboratories	408,895	18,408,453	1.8%
Actavis PLC (I)	69,604	17,916,766	1.7%
Alexion Pharmaceuticals, Inc. (I)	87,333	16,159,225	1.6%
Biogen Idec, Inc. (I)	80,130	27,200,129	2.6%
Bristol-Myers Squibb Company	389,696	23,003,755	2.2%
Celgene Corp. (I)	227,848	25,487,077	2.5%
Gilead Sciences, Inc. (I)	149,855	14,125,332	1.4%
Illumina, Inc. (I)	91,578	16,903,467	1.6%
Novo Nordisk A/S, ADR	421,209	17,825,565	1.7%
Vertex Pharmaceuticals, Inc. (I)	91,576	10,879,229	1.1%
OTHER SECURITIES		19,471,269	1.9%
		207,380,267
Industrials - 6.5%
Canadian Pacific Railway, Ltd.	75,205	14,491,251	1.4%
Precision Castparts Corp.	64,688	15,582,045	1.5%
The Boeing Company	143,451	18,645,761	1.8%
Union Pacific Corp.	151,117	18,002,568	1.8%
		66,721,625
Information technology - 33.4%
Adobe Systems, Inc. (I)	225,935	16,425,475	1.6%
Alibaba Group
Holding, Ltd., ADR (I)	180,791	18,791,417	1.8%
Apple, Inc.	516,070	56,963,807	5.5%
ARM Holdings PLC, ADR	238,584	11,046,439	1.1%
Facebook, Inc., Class A (I)	487,231	38,013,763	3.7%
FleetCor Technologies, Inc. (I)	90,076	13,395,202	1.3%
Google, Inc., Class A (I)	26,851	14,248,752	1.4%
Google, Inc., Class C (I)	26,995	14,210,168	1.4%
LinkedIn Corp., Class A (I)	82,100	18,859,191	1.8%
MasterCard, Inc., Class A	436,576	37,615,388	3.6%
Red Hat, Inc. (I)	221,868	15,339,954	1.5%
salesforce.com, Inc. (I)	335,073	19,873,180	1.9%
Twitter, Inc. (I)	295,672	10,605,755	1.0%
Visa, Inc., Class A	103,621	27,169,426	2.6%
OTHER SECURITIES		32,094,231	3.2%
		344,652,148
Materials - 1.9%
Monsanto Company	160,407	19,163,824	1.9%
TOTAL COMMON STOCKS (Cost $709,445,634)		$1,028,065,294

Capital Appreciation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 1.4%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	1,423,885	14,246,828	1.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,246,828)		$14,246,828
Total Investments (Capital Appreciation Trust)
(Cost $723,692,462) - 101.0%		$1,042,312,122	101.0%
Other Assets And Liabilities, Net - (1.0%)		(9,826,197)	(1.0)%
TOTAL NET ASSETS - 100.0%		$1,032,485,925	100.0%

Capital Appreciation Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 63.1%
Consumer discretionary - 7.6%
AutoZone, Inc. (D)(I)	15,800	$9,781,938	2.6%
Delphi Automotive PLC	51,000	3,708,706	1.0%
Johnson Controls, Inc.	77,600	3,751,184	1.0%
Liberty Global PLC, Series C (I)	67,300	3,251,263	0.9%
Lowe’s Companies, Inc.	57,100	3,928,480	1.1%
OTHER SECURITIES		3,711,030	1.0%
		28,132,601
Consumer staples - 3.1%
Mondelez
International, Inc., Class A	66,700	2,422,878	0.6%
PepsiCo, Inc.	30,000	2,836,800	0.8%
Philip Morris International, Inc. (D)	35,200	2,867,040	0.8%
OTHER SECURITIES		3,313,672	0.9%
		11,440,390
Energy - 2.8%
Canadian Natural Resources, Ltd.	187,300	5,783,824	1.6%
OTHER SECURITIES		4,420,681	1.2%
		10,204,505
Financials - 11.4%
American Tower Corp.	24,300	2,402,055	0.7%
Crown Castle International Corp.	40,400	3,179,480	0.9%
JPMorgan Chase & Company (D)	53,300	3,335,514	0.9%
Marsh &
McLennan Companies, Inc.	179,000	10,245,960	2.8%
State Street Corp.	91,200	7,159,200	1.9%
TD Ameritrade Holding Corp.	133,200	4,765,896	1.3%
The Bank of New
York Mellon Corp.	67,200	2,726,304	0.7%
UBS Group AG (I)	265,473	4,563,401	1.2%
OTHER SECURITIES		3,630,483	1.0%
		42,008,293
Health care - 15.9%
Abbott Laboratories	84,700	3,813,194	1.0%
Actavis PLC (I)	21,400	5,508,574	1.5%
Allergan, Inc.	30,400	6,462,736	1.8%
Becton, Dickinson and Company	34,500	4,801,020	1.3%
CareFusion Corp. (I)	45,200	2,682,168	0.7%
Cigna Corp.	32,000	3,293,120	0.9%
Eli Lilly & Company	95,100	6,560,949	1.8%
Pfizer, Inc.	107,384	3,345,012	0.9%
Thermo Fisher Scientific, Inc.	80,700	10,110,903	2.7%
UnitedHealth Group, Inc.	33,200	3,356,188	0.9%

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Health care (continued)
Zoetis, Inc.	84,591	$3,639,951	1.0%
OTHER SECURITIES		4,944,106	1.4%
		58,517,921
Industrials - 10.9%
AMETEK, Inc.	73,900	3,889,357	1.0%
Danaher Corp.	197,400	16,919,154	4.6%
Pentair PLC	89,700	5,957,874	1.6%
Roper Industries, Inc.	20,700	3,236,445	0.9%
The Boeing Company (D)	21,600	2,807,568	0.8%
Tyco International, Ltd.	90,500	3,969,330	1.1%
OTHER SECURITIES		3,230,128	0.9%
		40,009,856
Information technology - 7.9%
Fidelity National
Information Services, Inc.	67,300	4,186,060	1.1%
Fiserv, Inc. (I)	132,100	9,375,137	2.5%
Google, Inc., Class C (I)	4,600	2,421,440	0.7%
Texas Instruments, Inc. (D)	74,400	3,977,796	1.1%
Visa, Inc., Class A (D)	21,900	5,742,180	1.6%
OTHER SECURITIES		3,468,200	0.9%
		29,170,813
Materials - 0.6%
Cytec Industries, Inc.	50,000	2,308,500	0.6%
Telecommunication services - 0.3%		1,129,752	0.3%
Utilities - 2.6%
PG&E Corp.	127,000	6,761,480	1.8%
OTHER SECURITIES		2,834,116	0.8%
		9,595,596
TOTAL COMMON STOCKS (Cost $189,154,913)		$232,518,227
PREFERRED SECURITIES - 0.9%
Energy - 0.0%		10,706	0.0%
Financials - 0.3%		1,071,500	0.3%
Telecommunication services - 0.3%		1,033,570	0.3%
Utilities - 0.3%		956,428	0.3%
TOTAL PREFERRED SECURITIES (Cost $2,895,459)		$3,072,204
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 1.9%
U.S. Government - 1.9%
0.875%, 10/15/2017	$3,500,000	$3,485,507	0.9%
2.750%, 11/15/2023	1,950,000	2,051,613	0.6%
OTHER SECURITIES		1,508,438	0.4%
		7,045,558
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $6,952,702)		$7,045,558
CORPORATE BONDS - 17.6%
Consumer discretionary - 3.7%		13,808,738	3.7%
Consumer staples - 0.3%		1,050,220	0.3%
Energy - 5.4%
Range Resources Corp.
5.000%, 08/15/2022
to 03/15/2023	4,625,000	4,625,000	1.3%
OTHER SECURITIES		15,160,056	4.1%
		19,785,056

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Financials - 1.6%
KFW
2.500%, 11/20/2024	$2,396,000	$2,429,475	0.7%
OTHER SECURITIES		3,363,225	0.9%
		5,792,700
Health care - 1.7%		6,140,453	1.7%
Industrials - 1.6%		5,937,072	1.6%
Information technology - 0.3%		1,260,522	0.3%
Materials - 0.3%		1,132,438	0.3%
Telecommunication services - 2.3%
Intelsat Jackson Holdings SA
7.250%, 04/01/2019
to 10/15/2020	2,600,000	2,735,626	0.7%
OTHER SECURITIES		5,634,658	1.6%
		8,370,284
Utilities - 0.4%		1,706,989	0.4%
TOTAL CORPORATE BONDS (Cost $64,509,335)		$64,984,472
CONVERTIBLE BONDS - 0.3%
Consumer discretionary - 0.1%		313,315	0.1%
Industrials - 0.2%		900,303	0.2%
TOTAL CONVERTIBLE BONDS (Cost $650,017)		$1,213,618
TERM LOANS (M) - 5.3%
Consumer discretionary - 1.3%		4,666,863	1.3%
Consumer staples - 1.7%
HJ Heinz Company
3.500%, 06/05/2020	4,362,487	4,328,988	1.2%
OTHER SECURITIES		1,844,232	0.5%
		6,173,220
Financials - 0.7%
Crown Castle Operating Company
3.000%, 01/31/2021	2,675,466	2,620,904	0.7%
Health care - 0.0%		122,388	0.0%
Telecommunication services - 1.6%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	4,845,968	4,771,258	1.3%
OTHER SECURITIES		1,205,866	0.3%
		5,977,124
TOTAL TERM LOANS (Cost $20,007,638)		$19,560,499
Asset backed securities 0.5%		1,816,767	0.5%
TOTAL ASSET BACKED
SECURITIES (Cost $1,814,935)		$1,816,767
SHORT-TERM INVESTMENTS - 10.0%
Money market funds - 9.6%
T. Rowe Price Reserve Investment
Fund, 0.0662% (Y)	35,344,089	35,344,089	9.6%
Repurchase agreement - 0.4%		$1,415,000	0.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $36,759,089)		$36,759,089
Total Investments (Capital Appreciation Value Trust)
(Cost $322,744,088) - 99.6%		$366,970,434	99.6%
Other Assets And Liabilities, Net - 0.4%		1,633,562	0.4%
TOTAL NET ASSETS - 100.0%		$368,603,996	100.0%

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Core Strategy Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 0.0%
Consumer discretionary - 0.0%
Urbi Desarrollos Urbanos
SAB de CV (I)	6,600	$703	0.0%
Consumer staples - 0.0%
Chaoda Modern
Agriculture Holdings, Ltd. (I)	28,480	797	0.0%
Diamond Foods, Inc. (I)	506	14,285	0.0%
Financials - 0.0%
Irish Bank Resolution Corp., Ltd. (I)	3,621	0	0.0%
SNS REAAL NV (I)	1,920	0	0.0%
Health care - 0.0%
Medcath Corp. (I)	500	685	0.0%
Industrials - 0.0%
China Metal
Recycling Holdings, Ltd. (I)	7,800	0	0.0%
Virgin Australia Holdings, Ltd. (I)	16,061	66	0.0%
Materials - 0.0%
Timminco, Ltd. (I)	300	1	0.0%
TOTAL COMMON STOCKS (Cost $100,541)		$16,537
INVESTMENT COMPANIES - 100.0%
John Hancock Variable
Insurance Trust (G) - 100.0%
Bond Trust, Series NAV
(John Hancock) (A)(1)	86,493,018	1,181,494,630	29.9%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	161,588,225	2,769,622,182	70.1%
TOTAL INVESTMENT
COMPANIES (Cost $3,789,910,463)		$3,951,116,812
Total Investments (Core Strategy Trust)
(Cost $3,790,011,004) - 100.0%		$3,951,133,349	100.0%
Other Assets And Liabilities, Net - 0.0%		427,653	0.0%
TOTAL NET ASSETS - 100.0%		$3,951,561,002	100.0%

Emerging Markets Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.6%
Australia - 0.0%		$279,660	0.0%
Brazil - 3.6%
Petroleo Brasileiro SA	491,818	1,776,827	0.2%
Petroleo Brasileiro SA, ADR (L)	671,709	4,903,476	0.6%
Vale SA	870,701	7,166,729	0.9%
OTHER SECURITIES		16,402,556	1.9%
		30,249,588
Chile - 2.0%
Empresas CMPC SA	1,482,603	3,721,079	0.5%
Enersis SA, ADR	422,430	6,771,553	0.8%
OTHER SECURITIES		5,730,643	0.7%
		16,223,275
China - 12.5%
Agricultural Bank of China, Ltd.,
H Shares	10,499,000	5,280,634	0.6%

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
China (continued)
Bank of China, Ltd., H Shares	31,590,694	$17,730,879	2.1%
Bank of Communications
Company, Ltd., H Shares	3,602,876	3,335,962	0.4%
China Construction Bank Corp.,
H Shares	6,177,000	5,029,425	0.6%
China Merchants Bank
Company, Ltd., H Shares	1,492,500	3,725,507	0.5%
China Petroleum &
Chemical Corp., ADR (L)	147,738	11,968,255	1.5%
Industrial & Commercial Bank of
China, Ltd., H Shares	12,424,000	9,071,903	1.1%
OTHER SECURITIES		47,730,795	5.7%
		103,873,360
Colombia - 0.3%		2,474,507	0.3%
Czech Republic - 0.5%		4,174,588	0.5%
Greece - 0.2%		1,495,232	0.2%
Hong Kong - 3.7%
China Unicom Hong Kong, Ltd.	1,202,000	1,607,748	0.2%
China Unicom Hong
Kong, Ltd., ADR (L)	137,138	1,844,506	0.2%
OTHER SECURITIES		27,334,193	3.3%
		30,786,447
Hungary - 0.1%		836,711	0.1%
India - 9.4%
Reliance Industries, Ltd.	260,778	3,670,773	0.5%
Reliance Industries, Ltd., GDR (S)	287,121	8,013,099	1.0%
Sesa Sterlite, Ltd.	261,131	880,766	0.1%
Sesa Sterlite, Ltd., ADR	212,366	2,883,930	0.4%
State Bank of India	956,730	4,713,590	0.6%
State Bank of India, GDR	510	25,108	0.0%
OTHER SECURITIES		57,595,289	6.8%
		77,782,555
Indonesia - 3.3%
Bank Negara Indonesia Persero
Tbk PT	6,062,581	2,970,630	0.4%
OTHER SECURITIES		24,017,917	2.9%
		26,988,547
Malaysia - 4.6%
AMMB Holdings BHD	1,721,562	3,233,073	0.4%
OTHER SECURITIES		34,597,541	4.2%
		37,830,614
Mexico - 5.5%
Cemex SAB de CV, ADR (I)(L)	703,809	7,171,814	0.9%
Grupo Aeroportuario del Pacifico
SAB de CV, ADR	70,507	4,456,042	0.6%
Grupo Financiero Banorte SAB
de CV, Series O	1,646,277	9,096,298	1.1%
Organizacion Soriana SAB
de CV, Series B	1,457,895	4,051,424	0.5%
OTHER SECURITIES		20,637,992	2.4%
		45,413,570
Philippines - 1.3%		11,217,116	1.3%
Poland - 2.2%
PGE Polska Grupa Energetyczna SA	728,146	3,849,872	0.5%
Polski Koncern Naftowy Orlen SA	235,654	3,222,486	0.4%
OTHER SECURITIES		11,112,703	1.3%
		18,185,061

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Russia - 2.2%
Gazprom OAO, ADR	3,313,718	$15,255,191	1.9%
OTHER SECURITIES		2,920,671	0.3%
		18,175,862
South Africa - 8.5%
AngloGold Ashanti, Ltd., ADR (I)(L)	430,478	3,745,159	0.5%
Barclays Africa Group, Ltd.	337,639	5,279,629	0.6%
Gold Fields, Ltd., ADR	784,509	3,553,826	0.4%
Nedbank Group, Ltd.	174,000	3,726,274	0.5%
Sasol, Ltd.	101,848	3,801,258	0.5%
Sasol, Ltd., ADR	39,461	1,498,334	0.2%
Standard Bank Group, Ltd.	766,229	9,443,618	1.1%
Steinhoff
International Holdings, Ltd. (L)	1,237,682	6,331,742	0.8%
OTHER SECURITIES		33,215,997	3.9%
		70,595,837
South Korea - 14.8%
Hana Financial Group, Inc.	150,351	4,354,507	0.5%
Hyundai Motor Company (I)	60,192	9,194,694	1.1%
KB Financial Group, Inc. (I)	8,436	275,807	0.1%
KB Financial Group, Inc., ADR	300,900	9,815,358	1.2%
LG Display
Company, Ltd., ADR (I)(L)	332,009	5,029,936	0.6%
LG Electronics, Inc. (I)	80,675	4,321,451	0.5%
POSCO	33,218	8,367,438	1.0%
POSCO, ADR	61,494	3,923,932	0.5%
Shinhan Financial Group
Company, Ltd., ADR (L)	368,367	14,878,343	1.8%
Shinhan Financial
Group Company, Ltd. (I)	6,737	270,794	0.1%
SK Holdings Company, Ltd. (I)	24,253	3,599,819	0.5%
SK Innovation Company, Ltd. (I)	39,845	3,068,887	0.4%
OTHER SECURITIES		55,015,503	6.5%
		122,116,469
Spain - 0.7%
Banco Santander SA, ADR (L)	653,385	5,442,697	0.7%
Taiwan - 15.9%
AU Optronics Corp., ADR	883,628	4,497,667	0.6%
E.Sun Financial
Holding Company, Ltd.	4,959,594	3,073,081	0.4%
Fubon Financial
Holding Company, Ltd.	3,952,649	6,291,544	0.8%
Innolux Corp.	6,278,561	3,034,501	0.4%
Mega Financial
Holding Company, Ltd.	5,806,098	4,479,357	0.6%
Pegatron Corp.	1,381,660	3,158,112	0.4%
Taishin Financial
Holdings Company, Ltd.	8,275,400	3,397,179	0.4%
United Microelectronics Corp.	10,685,794	4,960,049	0.6%
OTHER SECURITIES		98,434,035	11.7%
		131,325,525
Thailand - 3.1%
PTT PCL	877,100	8,637,702	1.1%
OTHER SECURITIES		16,918,422	2.0%
		25,556,124
Turkey - 2.2%		18,108,828	2.2%
Ukraine - 0.0%		207,282	0.0%
TOTAL COMMON STOCKS (Cost $825,605,912)		$799,339,455

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED SECURITIES - 3.0%
Brazil - 2.9%
Petroleo Brasileiro SA	658,968	2,486,532	0.3%
Petroleo Brasileiro SA, ADR	961,096	7,285,108	0.9%
Vale SA	1,446,277	10,444,468	1.3%
OTHER SECURITIES		4,212,120	0.4%
		24,428,228
Colombia - 0.1%		803,181	0.1%
TOTAL PREFERRED
SECURITIES (Cost $53,639,160)		$25,231,409
Rights 0.0%		32,303	0.0%
TOTAL RIGHTS (Cost $0)		$32,303
Warrants 0.0%		11,545	0.0%
TOTAL WARRANTS (Cost $0)		$11,545
SECURITIES LENDING COLLATERAL - 5.8%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	4,758,359	47,610,239	5.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $47,612,051)		$47,610,239
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%		494,117	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $494,117)		$494,117
Total Investments (Emerging Markets Value Trust)
(Cost $927,351,240) - 105.5%		$872,719,068	105.5%
Other Assets And Liabilities, Net - (5.5%)		(45,330,257)	(5.5)%
TOTAL NET ASSETS - 100.0%		$827,388,811	100.0%

Equity-Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 93.7%
Consumer discretionary - 11.8%
Carnival Corp.	432,900	$19,623,357	1.0%
Kohl’s Corp.	378,000	23,073,120	1.2%
Mattel, Inc.	672,075	20,797,361	1.0%
Staples, Inc.	934,100	16,925,892	0.9%
Time Warner, Inc.	302,300	25,822,466	1.3%
OTHER SECURITIES		128,932,913	6.4%
		235,175,109
Consumer staples - 4.2%
Archer-Daniels-Midland Company	425,300	22,115,600	1.1%
OTHER SECURITIES		62,000,000	3.1%
		84,115,600
Energy - 12.3%
Apache Corp.	468,700	29,373,429	1.5%
Chevron Corp.	333,500	37,412,030	1.9%
Exxon Mobil Corp.	384,200	35,519,290	1.8%
Hess Corp.	351,500	25,947,730	1.3%
Murphy Oil Corp.	327,100	16,525,092	0.8%
Royal Dutch Shell PLC,
ADR, Class A	388,000	25,976,600	1.3%

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy (continued)
OTHER SECURITIES		$73,055,822	3.7%
		243,809,993
Financials - 19.3%
American Express Company	227,500	21,166,600	1.1%
Bank of America Corp.	1,939,793	34,702,897	1.7%
JPMorgan Chase & Company	859,175	53,767,172	2.7%
Marsh & McLennan Companies, Inc.	510,300	29,209,572	1.5%
Northern Trust Corp.	302,100	20,361,540	1.0%
SunTrust Banks, Inc.	511,200	21,419,280	1.1%
The PNC Financial
Services Group, Inc.	334,600	30,525,558	1.5%
U.S. Bancorp	816,400	36,697,180	1.8%
Wells Fargo & Company	805,300	44,146,546	2.2%
Weyerhaeuser Company	463,500	16,635,015	0.8%
OTHER SECURITIES		75,519,702	3.9%
		384,151,062
Health care - 6.6%
Bristol-Myers Squibb Company	417,525	24,646,501	1.2%
Johnson & Johnson	307,700	32,176,189	1.6%
Merck & Company, Inc.	441,550	25,075,625	1.3%
Pfizer, Inc.	849,035	26,447,440	1.3%
OTHER SECURITIES		22,579,403	1.2%
		130,925,158
Industrials - 13.1%
Emerson Electric Company	341,600	21,086,968	1.0%
General Electric Company	2,104,800	53,188,296	2.7%
Honeywell International, Inc.	234,100	23,391,272	1.2%
Illinois Tool Works, Inc.	337,200	31,932,840	1.6%
Stanley Black & Decker, Inc.	181,300	17,419,304	0.9%
The Boeing Company	169,200	21,992,616	1.1%
United Parcel Service, Inc., Class B	210,300	23,379,051	1.2%
OTHER SECURITIES		68,139,650	3.4%
		260,529,997
Information technology - 11.4%
Applied Materials, Inc.	845,500	21,069,860	1.1%
Cisco Systems, Inc.	725,900	20,190,909	1.0%
Corning, Inc.	815,500	18,699,415	0.9%
Dell, Inc. (I)	1,271,400	18,706,542	0.9%
Harris Corp.	274,500	19,714,590	1.0%
Microsoft Corp.	414,925	19,273,266	1.0%
QUALCOMM, Inc.	289,800	21,540,834	1.1%
Texas Instruments, Inc.	307,500	16,440,488	0.8%
OTHER SECURITIES		69,812,107	3.6%
		225,448,011
Materials - 5.0%
International Paper Company	489,700	26,238,126	1.3%
Nucor Corp.	336,100	16,485,705	0.8%
OTHER SECURITIES		56,540,594	2.9%
		99,264,425
Telecommunication services - 3.6%
AT&T, Inc.	813,349	27,320,393	1.4%
Verizon Communications, Inc.	344,200	16,101,676	0.8%
Verizon Communications, Inc.	64,085	2,984,346	0.2%
OTHER SECURITIES		23,916,152	1.2%
		70,322,567
Utilities - 6.4%
Duke Energy Corp.	309,619	25,865,571	1.3%
Entergy Corp.	260,400	22,779,792	1.1%
Exelon Corp.	469,800	17,420,184	0.9%

Equity-Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Utilities (continued)
NiSource, Inc.	612,600	$25,986,492	1.3%
OTHER SECURITIES		35,483,345	1.8%
		127,535,384
TOTAL COMMON STOCKS (Cost $1,235,816,903)		$1,861,277,306
SECURITIES LENDING COLLATERAL - 1.2%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	2,361,947	23,632,699	1.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $23,634,020)		$23,632,699
SHORT-TERM INVESTMENTS - 6.2%
Money market funds - 6.2%
T. Rowe Price Reserve Investment
Fund, 0.0662% (Y)	123,576,162	123,576,162	6.2%
OTHER SECURITIES		880,915	0.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $124,457,077)		$124,457,077
Total Investments (Equity-Income Trust)
(Cost $1,383,908,000) - 101.1%		$2,009,367,082	101.1%
Other Assets And Liabilities, Net - (1.1%)		(22,473,427)	(1.1)%
TOTAL NET ASSETS - 100.0%		$1,986,893,655	100.0%

Financial Industries Trust (formerly known as Financial Services Trust)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.2%
Financials - 98.0%
American Capital, Ltd. (I)	337,584	$4,932,102	2.8%
American International Group, Inc.	77,369	4,333,438	2.5%
Ameriprise Financial, Inc.	46,099	6,096,593	3.5%
Apollo Global
Management LLC, Class A	99,737	2,351,798	1.3%
Assured Guaranty, Ltd.	166,182	4,319,070	2.4%
Bank of America Corp.	366,256	6,552,319	3.7%
Barclays PLC, ADR	311,156	4,670,452	2.6%
BB&T Corp.	55,474	2,157,384	1.2%
CIT Group, Inc.	58,472	2,796,716	1.6%
Citigroup, Inc.	118,712	6,423,506	3.6%
CNO Financial Group, Inc.	260,509	4,485,965	2.5%
Danske Bank A/S	99,329	2,685,443	1.5%
DiamondRock Hospitality Company	68,540	1,019,190	0.6%
Discover Financial Services	83,958	5,498,409	3.1%
East West Bancorp, Inc.	71,122	2,753,133	1.6%
Essex Property Trust, Inc.	6,797	1,404,260	0.8%
FelCor Lodging Trust, Inc.	145,066	1,569,614	0.9%
Fifth Third Bancorp	95,693	1,949,745	1.1%
General Growth Properties, Inc.	36,187	1,017,940	0.6%
Gjensidige Forsikring ASA	66,460	1,084,454	0.6%
Glacier Bancorp, Inc.	103,603	2,877,055	1.6%
Intermediate Capital Group PLC	174,561	1,247,048	0.7%
Invesco, Ltd.	110,074	4,350,124	2.5%
JPMorgan Chase & Company	99,630	6,234,845	3.5%
KKR & Company LP	162,433	3,770,070	2.1%
Lincoln National Corp.	51,340	2,960,778	1.7%

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Financial Industries Trust (formerly known as Financial Services Trust) (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials (continued)
M&T Bank Corp.	10,951	$1,375,665	0.8%
MetLife, Inc.	30,237	1,635,519	0.9%
Monogram Residential Trust, Inc.	99,463	921,027	0.5%
Regions Financial Corp.	239,672	2,530,936	1.4%
Rexford Industrial Realty, Inc.	64,604	1,014,929	0.6%
Royal Bank of Scotland
Group PLC, ADR (I)	327,362	3,964,354	2.2%
Simon Property Group, Inc.	18,217	3,317,498	1.9%
SKBHC Holdings LLC (I)(R)	516	3,239,103	1.8%
State Bank Financial Corp.	49,161	982,237	0.6%
State Street Corp.	26,702	2,096,107	1.2%
SunTrust Banks, Inc.	99,980	4,189,162	2.4%
SVB Financial Group (I)	36,088	4,188,734	2.4%
Swedbank AB, A Shares	151,105	3,749,055	2.1%
Talmer Bancorp, Inc., Class A	76,528	1,074,453	0.6%
The Blackstone Group LP	210,219	7,111,709	4.0%
The Carlyle Group LP	99,558	2,737,845	1.6%
The Hartford Financial
Services Group, Inc.	58,298	2,430,444	1.4%
The PNC Financial
Services Group, Inc.	42,383	3,866,601	2.2%
U.S. Bancorp	156,128	7,017,954	4.0%
UniCredit SpA	725,459	4,647,009	2.6%
Union Bankshares Corp.	74,050	1,783,124	1.0%
Wells Fargo & Company	90,467	4,959,401	2.8%
Zions Bancorporation	108,813	3,102,259	1.8%
OTHER SECURITIES		11,348,214	6.6%
		172,824,790
Information technology - 1.2%
Visa, Inc., Class A	7,939	2,081,606	1.2%
TOTAL COMMON STOCKS (Cost $164,625,827)		$174,906,396
WARRANTS - 0.5%
Financials - 0.5%
Citigroup, Inc. (Expiration Date:
01/04/2019; Strike
Price: $106.10) (I)	185,654	161,519	0.1%
The PNC Financial Services
Group, Inc. (Expiration Date:
12/31/2018; Strike
Price: $67.33) (I)	6,265	156,312	0.1%
OTHER SECURITIES		523,107	0.3%
		840,938
TOTAL WARRANTS (Cost $878,936)		$840,938

Financial Industries Trust (formerly known as Financial Services Trust) (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 0.2%
Repurchase agreement - 0.2%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at
$326,000 on 01/02/2015,
collateralized by $320,000 Federal
Home Loan Bank, 2.750% due
06/08/2018 (valued at $334,016,
including interest) (I)	$326,000	$326,000	0.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $326,000)		$326,000
Total Investments (Financial Industries Trust
(formerly known as Financial Services Trust))
(Cost $165,830,763) - 99.9%		$176,073,334	99.9%
Other Assets And Liabilities, Net - 0.1%		199,806	0.1%
TOTAL NET ASSETS - 100.0%		$176,273,140	100.0%

Franklin Templeton Founding Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
Affiliated Investment Companies - 100.0%
John Hancock Variable Insurance Trust (G)
Global, Series NAV (Templeton)	21,387,914	$418,347,604	33.3%
Income, Series NAV (Franklin)	35,148,054	419,667,763	33.4%
Mutual Shares,
Series NAV (Franklin)	29,924,528	419,541,888	33.3%
		1,257,557,255
		1,257,557,255
TOTAL INVESTMENT
COMPANIES (Cost $980,457,835)		$1,257,557,255
Total Investments (Franklin Templeton Founding
Allocation Trust) (Cost $980,457,835) - 100.0%		$1,257,557,255	100.0%
Other Assets And Liabilities, Net - 0.0%		(54,184)	0.0%
TOTAL NET ASSETS - 100.0%		$1,257,503,071	100.0%

Fundamental All Cap Core Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.8%
Consumer discretionary - 25.1%
adidas AG	428,872	$29,783,241	1.8%
Amazon.com, Inc. (I)	447,072	138,748,795	8.3%
CarMax, Inc. (I)	482,322	32,112,999	1.9%
Group 1 Automotive, Inc.	324,395	29,072,280	1.8%
Lennar Corp., Class A	1,511,945	67,750,255	4.1%
Lowe’s Companies, Inc.	409,215	28,153,992	1.7%
NVR, Inc. (I)	25,266	32,222,488	1.9%
Starbucks Corp.	308,063	25,276,567	1.5%

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Tempur Sealy International, Inc. (I)	628,068	$34,487,214	2.1%
		417,607,831
Consumer staples - 2.2%
Diageo PLC, ADR	121,296	13,838,661	0.8%
SABMiller PLC	437,049	22,783,864	1.4%
		36,622,525
Energy - 3.4%
Cabot Oil & Gas Corp.	704,098	20,848,342	1.2%
National Oilwell Varco, Inc.	200,943	13,167,795	0.8%
Range Resources Corp.	225,404	12,047,844	0.7%
Schlumberger, Ltd.	133,952	11,440,840	0.7%
		57,504,821
Financials - 26.6%
AllianceBernstein Holding LP	1,847,928	47,731,980	2.9%
American International Group, Inc.	1,032,350	57,821,924	3.5%
Bank of America Corp.	4,632,572	82,876,713	5.0%
CIT Group, Inc.	412,724	19,740,589	1.2%
Citigroup, Inc.	1,099,818	59,511,152	3.6%
Morgan Stanley	1,366,208	53,008,870	3.2%
Santander Consumer
USA Holdings, Inc.	1,309,547	25,680,217	1.5%
T. Rowe Price Group, Inc.	432,982	37,175,835	2.2%
The Goldman Sachs Group, Inc.	303,668	58,859,968	3.5%
		442,407,248
Health care - 5.7%
Amgen, Inc.	198,886	31,680,551	1.9%
AMN Healthcare Services, Inc. (I)	1,641,030	32,164,188	2.0%
Castlight Health, Inc., B Shares (I)	753,720	8,818,524	0.5%
Theravance, Inc.	1,557,196	22,034,323	1.3%
		94,697,586
Industrials - 5.9%
IHS, Inc., Class A (I)	136,479	15,542,229	1.0%
Sensata
Technologies Holding NV (I)	509,214	26,687,906	1.6%
The Manitowoc Company, Inc.	237,449	5,247,623	0.3%
TransDigm Group, Inc.	126,415	24,821,585	1.5%
United Rentals, Inc. (I)	249,406	25,441,906	1.5%
		97,741,249
Information technology - 25.7%
Alibaba Group
Holding, Ltd., ADR (I)	46,938	4,878,736	0.3%
Bankrate, Inc. (I)	4,114,253	51,140,165	3.1%
Blackhawk Network
Holdings, Inc., Class B (I)	601,002	22,651,765	1.3%
eBay, Inc. (I)	779,545	43,748,065	2.6%
EMC Corp.	1,643,311	48,872,069	2.9%
Facebook, Inc., Class A (I)	824,138	64,299,247	3.9%
Google, Inc., Class A (I)	62,762	33,305,283	2.0%
Google, Inc., Class C (I)	43,883	23,100,011	1.4%
LinkedIn Corp., Class A (I)	143,163	32,885,973	2.0%
NetApp, Inc.	556,710	23,075,630	1.4%
QUALCOMM, Inc.	783,684	58,251,232	3.5%
Workday, Inc., Class A (I)	265,312	21,652,112	1.3%
		427,860,288
Materials - 4.2%
Avery Dennison Corp.	634,676	32,926,991	2.0%

Fundamental All Cap Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Materials (continued)
Louisiana-Pacific Corp. (I)	2,241,826	$37,124,639	2.2%
		70,051,630
TOTAL COMMON STOCKS (Cost $1,285,211,839)		$1,644,493,178
SHORT-TERM INVESTMENTS - 0.7%
Repurchase agreement - 0.7%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2014 at
0.040% to be repurchased at
$7,817,017 on 01/02/2015,
collateralized by $7,362,887
U.S. Treasury Inflation Indexed
Notes, 0.500% due 04/15/2015
(valued at $7,973,358,
including interest)	$7,817,000	$7,817,000	0.5%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at
$4,436,000 on 01/02/2015
collateralized by $4,590,000
U.S. Treasury Notes, 0.750% due
02/28/2018 (valued at $4,527,117,
including interest)	4,436,000	4,436,000	0.2%
		12,253,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $12,253,000)		$12,253,000
Total Investments (Fundamental All Cap Core
Trust) (Cost $1,297,464,839) - 99.5%		$1,656,746,178	99.5%
Other Assets And Liabilities, Net - 0.5%		7,541,351	0.5%
TOTAL NET ASSETS - 100.0%		$1,664,287,529	100.0%

Fundamental Large Cap Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.8%
Consumer discretionary - 12.5%
adidas AG	603,961	$41,942,388	2.3%
Lennar Corp., Class A	1,464,299	65,615,238	3.6%
Lowe’s Companies, Inc.	702,698	48,345,622	2.7%
NVR, Inc. (I)	23,519	29,994,486	1.7%
Tempur Sealy International, Inc. (I)	713,968	39,203,983	2.2%
		225,101,717
Consumer staples - 10.2%
Danone SA	265,217	17,339,372	1.0%
Diageo PLC, ADR	192,406	21,951,601	1.2%
Heineken Holding NV	281,427	17,617,755	1.0%
Imperial Tobacco Group PLC	498,880	21,960,450	1.2%
PepsiCo, Inc.	317,060	29,981,194	1.7%
Philip Morris International, Inc.	227,672	18,543,884	1.0%
SABMiller PLC	571,913	29,814,479	1.7%
The Procter & Gamble Company	276,191	25,158,238	1.4%
		182,366,973
Energy - 10.5%
Apache Corp.	441,464	27,666,549	1.5%
Cabot Oil & Gas Corp.	789,384	23,373,660	1.3%

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy (continued)
Chevron Corp.	252,029	$28,272,613	1.6%
Exxon Mobil Corp.	196,582	18,174,006	1.0%
National Oilwell Varco, Inc.	264,414	17,327,049	1.0%
Occidental Petroleum Corp.	543,476	43,809,600	2.4%
Southwestern Energy Company (I)	384,903	10,504,003	0.6%
Weatherford International PLC (I)	1,637,227	18,746,249	1.0%
OTHER SECURITIES		843,339	0.1%
		188,717,068
Financials - 34.0%
AllianceBernstein Holding LP	1,605,100	41,459,733	2.3%
American International Group, Inc.	1,367,773	76,608,966	4.3%
Bank of America Corp.	5,137,067	91,902,129	5.1%
CIT Group, Inc.	814,618	38,963,179	2.2%
Citigroup, Inc.	1,246,180	67,430,800	3.8%
JPMorgan Chase & Company	1,371,953	85,856,819	4.8%
Morgan Stanley	1,396,784	54,195,219	3.0%
Santander Consumer
USA Holdings, Inc.	1,234,989	24,218,134	1.3%
State Street Corp.	377,035	29,597,248	1.7%
The Goldman Sachs Group, Inc.	371,632	72,033,431	4.0%
Wells Fargo & Company	491,426	26,939,973	1.5%
		609,205,631
Health care - 6.3%
Amgen, Inc.	143,245	22,817,496	1.3%
Medtronic, Inc.	450,786	32,546,749	1.8%
Merck & Company, Inc.	497,874	28,274,264	1.6%
Novartis AG, ADR	317,465	29,416,307	1.6%
		113,054,816
Industrials - 9.1%
Danaher Corp.	300,766	25,778,654	1.4%
FedEx Corp.	180,588	31,360,912	1.8%
General Electric Company	2,123,555	53,662,235	3.0%
Sensata
Technologies Holding NV (I)	558,533	29,272,715	1.6%
United Rentals, Inc. (I)	235,085	23,981,021	1.3%
		164,055,537
Information technology - 13.4%
Apple, Inc.	514,984	56,843,934	3.2%
Cisco Systems, Inc.	1,166,112	32,435,405	1.8%
Microsoft Corp.	665,843	30,928,407	1.7%
Oracle Corp.	756,699	34,028,754	1.9%
QUALCOMM, Inc.	639,324	47,520,953	2.7%
Samsung Electronics Company, Ltd.	31,355	37,696,361	2.1%
		239,453,814
Materials - 3.8%
Avery Dennison Corp.	478,475	24,823,283	1.4%
Louisiana-Pacific Corp. (I)	2,569,585	42,552,328	2.4%
		67,375,611
TOTAL COMMON STOCKS (Cost $1,626,041,206)		$1,789,331,167

Fundamental Large Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 0.2%
Repurchase agreement - 0.2%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2014 at
0.040% to be repurchased at
$2,128,005 on 01/02/2015,
collateralized by $2,004,378
U.S. Treasury Inflation Indexed
Notes, 0.500% due 04/15/2015
(valued at $2,170,565,
including interest)	$2,128,000	$2,128,000	0.1%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at
$1,208,000 on 01/02/2015,
collateralized by $1,250,000,
U.S. Treasury Notes, 0.750% due
02/28/2018 (valued at $1,232,875,
including interest)	1,208,000	1,208,000	0.1%
TOTAL REPURCHASE
AGREEMENT (Cost $3,336,000)		$3,336,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,336,000)		$3,336,000
Total Investments (Fundamental Large Cap Value
Trust) (Cost $1,629,377,206) - 100.0%		$1,792,667,167	100.0%
Other Assets And Liabilities, Net - 0.0%		(264,153)	0.0%
TOTAL NET ASSETS - 100.0%		$1,792,403,014	100.0%

Global Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.7%
Brazil - 0.6%
Petroleo Brasileiro SA,
Class A, ADR	534,110	$4,048,550	0.6%
Canada - 2.0%
Talisman Energy, Inc.	1,864,290	14,602,375	2.0%
China - 1.5%		10,946,623	1.5%
Denmark - 0.6%		4,282,326	0.6%
France - 8.7%
AXA SA	416,675	9,601,458	1.3%
BNP Paribas SA	157,428	9,293,615	1.3%
Cie Generale des
Etablissements Michelin	100,817	9,100,415	1.3%
Credit Agricole SA	643,988	8,312,931	1.2%
Sanofi	116,374	10,609,869	1.5%
Total SA	214,886	11,009,039	1.5%
OTHER SECURITIES		4,309,850	0.6%
		62,237,177
Germany - 5.6%
Deutsche Lufthansa AG	688,266	11,405,227	1.6%
Merck KGaA	92,112	8,668,506	1.2%
Metro AG	192,410	5,881,529	0.8%
Siemens AG	76,629	8,598,070	1.2%
OTHER SECURITIES		5,693,831	0.8%
		40,247,163

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Global Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Hong Kong - 1.2%
Kunlun Energy Company, Ltd.	6,025,240	$5,709,551	0.8%
OTHER SECURITIES		2,635,322	0.4%
		8,344,873
Ireland - 1.7%
CRH PLC	517,247	12,437,446	1.7%
Israel - 2.2%
Teva Pharmaceutical
Industries, Ltd., ADR	269,510	15,499,520	2.2%
Italy - 2.1%
UniCredit SpA	1,258,062	8,058,658	1.1%
OTHER SECURITIES		7,016,038	1.0%
		15,074,696
Japan - 2.8%
Nissan Motor Company, Ltd.	912,300	7,956,869	1.1%
Toyota Motor Corp.	121,450	7,568,441	1.1%
OTHER SECURITIES		4,192,897	0.6%
		19,718,207
Netherlands - 5.2%
Akzo Nobel NV	138,227	9,563,928	1.3%
ING Groep NV (I)	564,306	7,290,641	1.0%
OTHER SECURITIES		20,595,772	2.9%
		37,450,341
Portugal - 0.9%
Galp Energia SGPS SA	615,176	6,247,115	0.9%
Russia - 0.8%		6,006,231	0.8%
Singapore - 1.9%
DBS Group Holdings, Ltd.	507,510	7,856,929	1.1%
OTHER SECURITIES		5,440,018	0.8%
		13,296,947
South Korea - 4.3%
KB Financial Group, Inc., ADR	237,588	7,750,121	1.1%
Samsung Electronics Company, Ltd.	14,610	17,564,785	2.4%
OTHER SECURITIES		5,680,226	0.8%
		30,995,132
Spain - 1.3%
Telefonica SA (L)	653,962	9,389,273	1.3%
Sweden - 1.8%
Getinge AB, B Shares	361,144	8,224,106	1.2%
OTHER SECURITIES		4,373,654	0.6%
		12,597,760
Switzerland - 3.9%
Credit Suisse Group AG (I)	368,512	9,257,480	1.3%
Roche Holding AG	49,452	13,398,633	1.9%
OTHER SECURITIES		5,397,827	0.7%
		28,053,940
Thailand - 0.2%		1,730,952	0.2%
Turkey - 1.4%
Turkcell Iletisim Hizmetleri
AS, ADR (I)(L)	639,720	9,672,566	1.4%
United Kingdom - 10.9%
Aviva PLC	938,213	7,049,148	1.0%
GlaxoSmithKline PLC	437,253	9,380,650	1.3%
HSBC Holdings PLC	1,004,839	9,548,515	1.4%
International Consolidated
Airlines Group SA (I)	1,069,403	8,050,537	1.1%
Kingfisher PLC	1,932,055	10,213,108	1.4%

Global Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
United Kingdom (continued)
OTHER SECURITIES		$33,912,549	4.7%
		78,154,507
United States - 35.1%
American International Group, Inc.	222,750	12,476,228	1.7%
Amgen, Inc.	86,810	13,827,965	1.9%
Chevron Corp.	57,040	6,398,747	0.9%
Cisco Systems, Inc.	364,710	10,144,409	1.4%
Citigroup, Inc.	300,860	16,279,535	2.3%
Comcast Corp., Special Class A (L)	277,730	15,987,527	2.2%
CVS Health Corp.	81,910	7,888,752	1.1%
Hewlett-Packard Company	369,330	14,821,213	2.1%
JPMorgan Chase & Company	168,960	10,573,517	1.5%
Medtronic, Inc.	198,950	14,364,190	2.0%
Merck & Company, Inc.	120,880	6,864,775	1.0%
Microsoft Corp.	498,280	23,145,106	3.2%
Morgan Stanley	348,780	13,532,664	1.9%
Navistar International Corp. (I)(L)	227,630	7,621,052	1.1%
Pfizer, Inc.	396,200	12,341,630	1.7%
SunTrust Banks, Inc.	194,480	8,148,712	1.1%
Twenty-First Century
Fox, Inc., Class A	249,780	9,592,801	1.3%
United Parcel Service, Inc., Class B	82,050	9,121,499	1.3%
OTHER SECURITIES		38,417,394	5.4%
		251,547,716
TOTAL COMMON STOCKS (Cost $613,990,132)		$692,581,436
SECURITIES LENDING COLLATERAL - 5.2%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	3,737,964	37,400,572	5.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $37,401,466)		$37,400,572
SHORT-TERM INVESTMENTS - 2.7%
Time deposits - 2.7%
Royal Bank of Canada, 0.030%,
01/02/2015 *	$19,000,000	$19,000,000	2.7%
TOTAL SHORT-TERM
INVESTMENTS (Cost $19,000,000)		$19,000,000
Total Investments (Global Trust)
(Cost $670,391,598) - 104.6%		$748,982,008	104.6%
Other Assets And Liabilities, Net - (4.6%)		(32,953,979)	(4.6)%
TOTAL NET ASSETS - 100.0%		$716,028,029	100.0%

Health Sciences Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.0%
Consumer staples - 2.3%
Rite Aid Corp. (I)	652,400	$4,906,048	1.5%
OTHER SECURITIES		2,708,548	0.8%
		7,614,596
Health care - 91.7%
AbbVie, Inc.	87,500	5,726,000	1.7%
ACADIA Pharmaceuticals, Inc. (I)	67,300	2,136,773	0.6%

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Health care (continued)
Actavis PLC (I)	38,870	$10,005,527	3.0%
Aetna, Inc.	120,700	10,721,781	3.2%
Agilent Technologies, Inc.	127,700	5,228,038	1.5%
Alexion Pharmaceuticals, Inc. (I)	81,440	15,068,843	4.5%
Alkermes PLC (I)	91,600	5,364,096	1.6%
Allergan, Inc.	74,600	15,859,214	4.7%
Anthem, Inc.	26,000	3,267,420	1.0%
athenahealth, Inc. (I)	13,800	2,010,660	0.6%
AVANIR
Pharmaceuticals, Inc., Class A (I)	196,309	3,327,438	1.0%
Becton, Dickinson and Company	49,200	6,846,672	2.0%
Biogen Idec, Inc. (I)	24,319	8,255,085	2.4%
BioMarin Pharmaceutical, Inc. (I)	28,100	2,540,240	0.8%
Bluebird Bio, Inc. (I)	19,800	1,816,056	0.5%
Bristol-Myers Squibb Company	28,100	1,658,743	0.5%
Celgene Corp. (I)	33,332	3,728,518	1.1%
Cigna Corp.	26,300	2,706,533	0.8%
Covidien PLC	61,125	6,251,865	1.8%
DaVita HealthCare Partners, Inc. (I)	37,500	2,840,250	0.8%
DENTSPLY International, Inc.	33,250	1,771,228	0.5%
Eli Lilly & Company	78,600	5,422,614	1.6%
Gilead Sciences, Inc. (I)	160,692	15,146,828	4.5%
HCA Holdings, Inc. (I)	79,500	5,834,505	1.7%
Henry Schein, Inc. (I)	17,600	2,396,240	0.7%
Humana, Inc.	52,500	7,540,575	2.2%
IDEXX Laboratories, Inc. (I)	13,100	1,942,337	0.6%
Incyte Corp. (I)	104,600	7,647,306	2.3%
Intuitive Surgical, Inc. (I)	10,500	5,553,870	1.6%
McKesson Corp.	49,900	10,358,242	3.1%
Neurocrine Biosciences, Inc. (I)	119,400	2,667,396	0.8%
Pacira Pharmaceuticals, Inc. (I)	31,000	2,748,460	0.8%
Pharmacyclics, Inc. (I)	60,900	7,445,634	2.2%
Puma Biotechnology, Inc. (I)	33,387	6,319,157	1.9%
Regeneron Pharmaceuticals, Inc. (I)	14,300	5,866,575	1.7%
Salix Pharmaceuticals, Ltd. (I)	15,800	1,816,052	0.5%
Sirona Dental Systems, Inc. (I)	44,700	3,905,439	1.2%
Teva Pharmaceutical
Industries, Ltd., ADR	69,400	3,991,194	1.2%
The Cooper Companies, Inc.	17,435	2,826,039	0.8%
United Therapeutics Corp. (I)	14,800	1,916,452	0.6%
UnitedHealth Group, Inc.	101,800	10,290,962	3.0%
Universal Health
Services, Inc., Class B	35,050	3,899,663	1.2%
Valeant
Pharmaceuticals
International, Inc. (I)	67,080	9,599,819	2.8%
Vertex Pharmaceuticals, Inc. (I)	58,704	6,974,035	2.1%
WellCare Health Plans, Inc. (I)	23,400	1,920,204	0.6%
OTHER SECURITIES		59,142,434	17.4%
		310,303,012
Industrials - 2.7%
Danaher Corp.	91,100	7,808,181	2.3%
OTHER SECURITIES		1,418,680	0.4%
		9,226,861
Information technology - 1.3%
FEI Company	24,500	2,213,575	0.7%
Keysight Technologies, Inc. (I)	63,700	2,151,149	0.6%
		4,364,724
TOTAL COMMON STOCKS (Cost $214,401,435)		$331,509,193

Health Sciences Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED SECURITIES - 0.1%
Health care - 0.1%		212,280	0.1%
Information technology - 0.0%		152,390	0.0%
TOTAL PREFERRED SECURITIES (Cost $342,897)		$364,670
CONVERTIBLE BONDS - 0.0%
Health care - 0.0%		$54,474	0.0%
TOTAL CONVERTIBLE BONDS (Cost $50,196)		$54,474
Rights 0.0%		16,730	0.0%
TOTAL RIGHTS (Cost $8,750)		$16,730
Warrants 0.0%		5,471	0.0%
TOTAL WARRANTS (Cost $1,766)		$5,471
SHORT-TERM INVESTMENTS - 1.3%
Money market funds - 1.3%
T. Rowe Price Reserve Investment
Fund, 0.0662% (Y)	4,089,131	4,089,131	1.2%
OTHER SECURITIES		312,913	0.1%
		4,402,044
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,402,044)		$4,402,044
Total Investments (Health Sciences Trust)
(Cost $219,207,088) - 99.4%		$336,352,582	99.4%
Other Assets And Liabilities, Net - 0.6%		2,121,808	0.6%
TOTAL NET ASSETS - 100.0%		$338,474,390	100.0%

International Core Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 95.9%
Australia - 0.1%		$502,458	0.1%
Austria - 0.4%		2,963,261	0.4%
Belgium - 1.0%		7,157,373	1.0%
Bermuda - 0.0%		211,150	0.0%
Canada - 0.5%		3,309,503	0.5%
Denmark - 1.1%		8,215,142	1.1%
Finland - 1.2%		8,954,353	1.2%
France - 18.0%
Cie de Saint-Gobain	115,563	4,895,343	0.7%
Cie Generale des
Etablissements Michelin	53,068	4,790,272	0.7%
GDF Suez	469,858	10,956,629	1.5%
Orange SA	762,048	12,959,925	1.8%
Renault SA	77,872	5,671,908	0.8%
Sanofi	168,836	15,392,852	2.1%
Schneider Electric SE	75,627	5,507,855	0.8%
Total SA	557,415	28,557,484	3.9%
Vinci SA	106,136	5,795,292	0.8%
Vivendi SA (I)	425,317	10,586,365	1.5%
OTHER SECURITIES		25,627,611	3.4%
		130,741,536
Germany - 13.2%
BASF SE	173,717	14,571,540	2.0%

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Germany (continued)
Bayerische Motoren Werke AG	69,141	$7,461,571	1.0%
Daimler AG	222,676	18,494,146	2.5%
Deutsche Telekom AG	619,727	9,915,836	1.4%
E.ON SE	790,414	13,509,510	1.9%
RWE AG	215,776	6,659,853	0.9%
Volkswagen AG	4,461	967,161	0.1%
OTHER SECURITIES		24,553,279	3.4%
		96,132,896
Hong Kong - 1.6%
Sun Hung Kai Properties, Ltd.	286,802	4,345,175	0.6%
OTHER SECURITIES		7,626,466	1.0%
		11,971,641
Ireland - 0.8%
CRH PLC	165,927	3,989,792	0.6%
OTHER SECURITIES		1,758,606	0.2%
		5,748,398
Israel - 0.6%		4,168,514	0.6%
Italy - 4.6%
Enel SpA	2,309,685	10,295,456	1.4%
Eni SpA	531,964	9,318,136	1.3%
Finmeccanica SpA (I)	395,202	3,673,334	0.5%
Telecom Italia SpA (I)	4,717,573	5,031,227	0.7%
Telecom Italia SpA	2,827,436	2,363,862	0.3%
OTHER SECURITIES		2,444,270	0.4%
		33,126,285
Japan - 21.5%
Canon, Inc.	169,300	5,380,988	0.7%
Honda Motor Company, Ltd.	210,100	6,163,972	0.9%
ITOCHU Corp.	388,600	4,148,341	0.6%
Kyocera Corp.	174,200	7,971,319	1.1%
Mitsubishi Corp.	355,405	6,503,952	0.9%
Mitsui & Company, Ltd.	452,600	6,061,732	0.8%
Nippon Telegraph & Telephone Corp.	129,100	6,594,763	0.9%
Nissan Motor Company, Ltd.	1,535,400	13,391,402	1.8%
NTT DOCOMO, Inc.	289,800	4,220,371	0.6%
Takeda
Pharmaceutical Company, Ltd.	95,211	3,941,524	0.5%
OTHER SECURITIES		92,240,881	12.7%
		156,619,245
Luxembourg - 0.2%		1,466,107	0.2%
Netherlands - 6.3%
Koninklijke Ahold NV	213,751	3,798,966	0.5%
Koninklijke KPN NV	1,164,991	3,678,282	0.5%
Royal Dutch Shell PLC, A Shares	581,888	19,419,283	2.7%
Royal Dutch Shell PLC, B Shares	316,713	10,942,770	1.5%
OTHER SECURITIES		8,278,327	1.1%
		46,117,628
New Zealand - 0.0%		214,438	0.0%
Norway - 1.7%
Statoil ASA	315,355	5,552,404	0.8%
OTHER SECURITIES		6,915,305	0.9%
		12,467,709
Portugal - 0.4%		2,956,519	0.4%
Singapore - 0.2%		1,350,129	0.2%
Spain - 5.6%
Endesa SA	4,169	83,460	0.0%
Iberdrola SA	1,452,603	9,791,625	1.4%

International Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Spain (continued)
Repsol SA	209,038	$3,913,364	0.5%
Telefonica SA	1,239,601	17,797,596	2.5%
OTHER SECURITIES		9,017,821	1.2%
		40,603,866
Sweden - 2.1%
Telefonaktiebolaget LM Ericsson,
B Shares	406,697	4,924,330	0.7%
TeliaSonera AB	692,034	4,449,339	0.6%
OTHER SECURITIES		5,924,306	0.8%
		15,297,975
Switzerland - 2.0%		14,729,668	2.0%
United Kingdom - 11.5%
AstraZeneca PLC	298,091	21,054,385	2.9%
BP PLC	2,836,346	18,003,921	2.5%
GlaxoSmithKline PLC	234,078	5,021,815	0.7%
Vodafone Group PLC	2,895,967	9,929,188	1.4%
OTHER SECURITIES		29,499,604	4.0%
		83,508,913
United States - 1.3%
Catamaran Corp. (I)	85,600	4,429,800	0.6%
Valeant
Pharmaceuticals
International, Inc. (I)	32,600	4,665,386	0.7%
		9,095,186
TOTAL COMMON STOCKS (Cost $728,901,028)		$697,629,893
PREFERRED SECURITIES - 2.1%
Germany - 2.1%
Porsche Automobil Holding SE	54,592	4,414,996	0.6%
Volkswagen AG	48,760	10,837,171	1.5%
		15,252,167
TOTAL PREFERRED
SECURITIES (Cost $15,250,428)		$15,252,167
RIGHTS - 0.0%
Repsol SA (Expiration
Date: 01/08/2015) (I)(N)	209,038	115,597	0.0%
TOTAL RIGHTS (Cost $120,644)		$115,597
SECURITIES LENDING COLLATERAL - 0.6%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	427,590	4,278,299	0.6%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,278,406)		$4,278,299
SHORT-TERM INVESTMENTS - 2.0%
Money market funds - 2.0%
State Street Institutional Treasury
Money Market Fund, 0.0731% (Y)	14,045,252	14,045,252	2.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $14,045,252)		$14,045,252
Total Investments (International Core Trust)
(Cost $762,595,758) - 100.6%		$731,321,208	100.6%
Other Assets And Liabilities, Net - (0.6%)		(4,032,924)	(0.6)%
TOTAL NET ASSETS - 100.0%		$727,288,284	100.0%

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.1%
Australia - 5.4%
Australia & New Zealand
Banking Group, Ltd.	99,131	$2,579,383	0.4%
BHP Billiton, Ltd.	112,851	2,668,094	0.4%
Commonwealth Bank of Australia	56,354	3,915,405	0.6%
National Australia Bank, Ltd. (L)	85,032	2,318,845	0.4%
Westpac Banking Corp.	112,251	3,019,077	0.5%
OTHER SECURITIES		18,867,975	3.1%
		33,368,779
Austria - 0.1%		826,097	0.1%
Belgium - 0.9%
Anheuser-Busch InBev NV	27,996	3,150,714	0.5%
OTHER SECURITIES		2,601,443	0.4%
		5,752,157
Bermuda - 0.0%		157,782	0.0%
Brazil - 1.2%
Banco Santander SA (I)	20,450	184,636	0.0%
OTHER SECURITIES		7,063,637	1.2%
		7,248,273
Canada - 7.1%
Royal Bank of Canada	50,700	3,501,608	0.6%
The Bank of Nova Scotia	42,000	2,397,160	0.4%
The Toronto-Dominion Bank (L)	64,700	3,091,321	0.5%
OTHER SECURITIES		35,384,632	5.6%
		44,374,721
Chile - 0.3%		1,623,249	0.3%
China - 3.4%
China Construction Bank Corp.,
H Shares	2,567,914	2,090,842	0.4%
Tencent Holdings, Ltd.	181,000	2,618,875	0.4%
OTHER SECURITIES		16,700,029	2.6%
		21,409,746
Colombia - 0.2%		1,094,710	0.2%
Czech Republic - 0.1%		340,962	0.1%
Denmark - 1.1%
Novo Nordisk A/S	69,778	2,951,593	0.5%
OTHER SECURITIES		3,679,212	0.6%
		6,630,805
Egypt - 0.0%		87,362	0.0%
Finland - 0.7%		4,055,660	0.7%
France - 6.6%
BNP Paribas SA	36,324	2,144,354	0.4%
Sanofi	41,230	3,758,957	0.6%
Total SA	75,310	3,858,282	0.6%
OTHER SECURITIES		31,384,439	5.0%
		41,146,032
Germany - 5.9%
Allianz SE	16,123	2,670,391	0.4%
BASF SE	32,440	2,721,097	0.4%
Bayer AG	28,743	3,917,912	0.6%
Daimler AG	34,006	2,824,336	0.5%
SAP SE	31,817	2,221,729	0.4%
Siemens AG	28,005	3,142,269	0.5%
OTHER SECURITIES		19,309,890	3.1%
		36,807,624

International Equity Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Greece - 0.1%		$498,097	0.1%
Guernsey, Channel Islands - 0.0%		277,726	0.0%
Hong Kong - 3.1%
AIA Group, Ltd.	416,800	2,290,854	0.4%
China Mobile, Ltd.	213,530	2,506,550	0.4%
OTHER SECURITIES		14,369,901	2.3%
		19,167,305
Hungary - 0.0%		198,294	0.0%
India - 1.4%
Infosys, Ltd., ADR (L)	85,174	2,679,574	0.4%
OTHER SECURITIES		6,204,015	1.0%
		8,883,589
Indonesia - 0.6%		3,649,097	0.6%
Ireland - 0.6%		3,694,851	0.6%
Israel - 0.4%		2,595,841	0.4%
Italy - 1.4%		8,803,925	1.4%
Japan - 14.8%
Mitsubishi UFJ Financial Group, Inc.	447,000	2,455,918	0.4%
SoftBank Corp.	33,700	2,005,934	0.3%
Toyota Motor Corp.	95,700	5,963,770	1.0%
OTHER SECURITIES		81,699,826	13.1%
		92,125,448
Jersey, Channel Islands - 0.0%		234,967	0.0%
Luxembourg - 0.3%		1,572,707	0.3%
Macau - 0.1%		695,264	0.1%
Malaysia - 0.8%		4,722,181	0.8%
Malta - 0.0%		0	0.0%
Mexico - 1.0%		6,506,260	1.0%
Netherlands - 2.7%
Royal Dutch Shell PLC, A Shares	135,820	4,532,706	0.7%
Royal Dutch Shell PLC, B Shares	84,643	2,924,505	0.5%
OTHER SECURITIES		9,143,758	1.5%
		16,600,969
New Zealand - 0.1%		372,059	0.1%
Norway - 0.4%		2,549,019	0.4%
Peru - 0.1%		514,068	0.1%
Philippines - 0.2%		1,142,035	0.2%
Poland - 0.3%		1,907,384	0.3%
Portugal - 0.1%		473,274	0.1%
Russia - 0.7%		4,360,863	0.7%
Singapore - 1.1%		6,760,566	1.1%
South Africa - 1.7%		10,392,005	1.7%
South Korea - 2.9%
Samsung Electronics Company, Ltd.	3,829	4,603,392	0.8%
OTHER SECURITIES		13,361,852	2.1%
		17,965,244
Spain - 2.4%
Banco Santander SA	428,680	3,597,960	0.6%
Telefonica SA	146,711	2,106,406	0.3%
OTHER SECURITIES		9,084,373	1.5%
		14,788,739

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Sweden - 2.2%		$13,441,917	2.2%
Switzerland - 6.9%
Nestle SA	111,948	8,161,119	1.3%
Novartis AG	79,810	7,401,857	1.2%
Roche Holding AG	24,377	6,604,758	1.1%
UBS Group AG (I)	127,840	2,197,531	0.4%
OTHER SECURITIES		18,704,415	2.9%
		43,069,680
Taiwan - 2.2%
Taiwan Semiconductor
Manufacturing Company, Ltd.	858,227	3,780,895	0.6%
OTHER SECURITIES		9,795,990	1.6%
		13,576,885
Thailand - 0.5%		2,919,082	0.5%
Turkey - 0.4%		2,434,732	0.4%
United Kingdom - 13.1%
AstraZeneca PLC	43,539	3,075,191	0.5%
Barclays PLC	565,704	2,126,669	0.4%
BP PLC	635,283	4,032,507	0.7%
British American Tobacco PLC	64,278	3,483,286	0.6%
Diageo PLC	86,634	2,481,810	0.4%
GlaxoSmithKline PLC	168,245	3,609,461	0.6%
HSBC Holdings PLC	659,530	6,232,401	1.0%
Lloyds Banking Group PLC (I)	1,968,998	2,316,052	0.4%
Prudential PLC	89,572	2,070,858	0.3%
Rio Tinto PLC	44,561	2,054,131	0.3%
Unilever NV	57,623	2,254,080	0.4%
Vodafone Group PLC	913,827	3,133,171	0.5%
OTHER SECURITIES		44,450,104	7.0%
		81,319,721
United States - 0.5%		3,038,207	0.5%
TOTAL COMMON STOCKS (Cost $481,824,742)		$596,175,960
PREFERRED SECURITIES - 1.3%
Brazil - 0.8%		4,729,462	0.8%
Germany - 0.4%		2,631,052	0.4%
South Korea - 0.1%
Samsung Electronics Company, Ltd.	706	664,043	0.1%
OTHER SECURITIES		246,781	0.0%
		910,824
TOTAL PREFERRED SECURITIES (Cost $8,315,657)		$8,271,338
Rights 0.0%		38,631	0.0%
TOTAL RIGHTS (Cost $39,065)		$38,631
SECURITIES LENDING COLLATERAL - 3.3%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	2,045,288	20,464,335	3.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $20,465,224)		$20,464,335

International Equity Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 1.8%
Money market funds - 1.8%
AIM Short-Term Investment Trust,
STIC Prime Portfolio, Institutional
Class, 0.0398% (Y)	10,884,963	10,884,963	1.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $10,884,963)		$10,884,963
Total Investments (International Equity
Index Trust B) (Cost $521,529,651) - 102.5%		$635,835,227	102.5%
Other Assets And Liabilities, Net - (2.5%)		(15,514,205)	(2.5)%
TOTAL NET ASSETS - 100.0%		$620,321,022	100.0%

International Growth Stock Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 92.9%
Australia - 3.7%
Amcor, Ltd.	830,967	$9,142,570	1.8%
Brambles, Ltd.	642,685	5,536,235	1.1%
OTHER SECURITIES		3,808,581	0.8%
		18,487,386
Belgium - 1.6%
Anheuser-Busch InBev NV	70,114	7,890,722	1.6%
Brazil - 4.1%
Banco Bradesco SA, ADR	700,288	9,362,851	1.9%
BM&FBovespa SA	1,932,486	7,188,719	1.4%
OTHER SECURITIES		4,211,332	0.8%
		20,762,902
Canada - 7.3%
CGI Group, Inc., Class A (I)	223,793	8,531,410	1.7%
Fairfax Financial Holdings, Ltd.	10,609	5,559,087	1.1%
Suncor Energy, Inc.	320,156	10,168,494	2.0%
OTHER SECURITIES		12,352,398	2.5%
		36,611,389
China - 5.1%
Baidu, Inc., ADR (I)	43,060	9,816,388	1.9%
Great Wall Motor Company, Ltd.,
H Shares	1,519,000	8,621,400	1.7%
Industrial & Commercial Bank of
China, Ltd., H Shares	7,396,000	5,400,499	1.1%
OTHER SECURITIES		2,005,265	0.4%
		25,843,552
Denmark - 2.1%
Carlsberg A/S, Class B	79,217	6,083,854	1.2%
OTHER SECURITIES		4,367,323	0.9%
		10,451,177
France - 2.9%
Publicis Groupe SA	130,877	9,385,888	1.9%
Schneider Electric SE	70,688	5,148,152	1.0%
		14,534,040
Germany - 7.7%
Allianz SE	38,436	6,366,008	1.3%
Deutsche Boerse AG	109,023	7,747,381	1.5%
ProSiebenSat.1 Media AG	142,712	5,962,978	1.2%
SAP SE	147,260	10,282,925	2.1%

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Germany (continued)
OTHER SECURITIES		$8,189,119	1.6%
		38,548,411
Hong Kong - 3.3%
Galaxy Entertainment Group, Ltd.	1,329,000	7,384,871	1.5%
Hutchison Whampoa, Ltd.	792,000	9,063,939	1.8%
		16,448,810
Ireland - 1.0%		4,836,732	1.0%
Israel - 2.3%
Teva Pharmaceutical
Industries, Ltd., ADR	204,261	11,747,050	2.3%
Japan - 7.7%
Japan Tobacco, Inc.	217,800	5,994,458	1.2%
Komatsu, Ltd.	266,600	5,893,975	1.2%
Toyota Motor Corp.	156,800	9,771,360	1.9%
OTHER SECURITIES		17,043,966	3.4%
		38,703,759
Mexico - 1.9%
Grupo Televisa SAB, ADR (I)	199,035	6,779,132	1.3%
OTHER SECURITIES		3,028,760	0.6%
		9,807,892
Netherlands - 1.3%
Royal Dutch Shell PLC, B Shares	194,272	6,712,304	1.3%
Singapore - 4.8%
Avago Technologies, Ltd.	107,462	10,809,603	2.1%
United Overseas Bank, Ltd.	472,000	8,710,309	1.7%
OTHER SECURITIES		4,893,719	1.0%
		24,413,631
South Korea - 2.7%
Hyundai Mobis Company, Ltd. (I)	26,138	5,592,141	1.1%
Samsung Electronics Company, Ltd.	6,529	7,849,451	1.6%
		13,441,592
Spain - 1.1%
Amadeus IT Holding SA, A Shares	135,395	5,392,422	1.1%
Sweden - 2.5%
Investor AB, B Shares	201,031	7,309,046	1.4%
Telefonaktiebolaget LM Ericsson,
B Shares	437,544	5,297,829	1.1%
		12,606,875
Switzerland - 8.0%
ABB, Ltd. (I)	306,232	6,479,299	1.3%
Julius Baer Group, Ltd. (I)	123,028	5,617,211	1.1%
Novartis AG	64,683	5,998,926	1.2%
Roche Holding AG	33,356	9,037,548	1.8%
Syngenta AG	20,296	6,528,363	1.3%
UBS Group AG (I)	399,563	6,868,368	1.3%
		40,529,715
Taiwan - 1.9%
Taiwan Semiconductor
Manufacturing Company, Ltd.	2,160,000	9,515,818	1.9%
Thailand - 1.2%
Kasikornbank PCL, NVDR	888,800	6,147,153	1.2%
Turkey - 1.2%
Akbank TAS	1,626,905	6,006,835	1.2%
United Kingdom - 17.5%
Aberdeen Asset Management PLC	821,271	5,487,693	1.1%
British American Tobacco PLC	195,247	10,580,620	2.1%

International Growth Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
United Kingdom (continued)
Compass Group PLC	477,645	$8,164,335	1.6%
Kingfisher PLC	1,331,704	7,039,570	1.4%
Reed Elsevier PLC	641,462	10,957,443	2.2%
Sky PLC	908,798	12,683,477	2.5%
Smith & Nephew PLC	302,321	5,451,615	1.1%
Unilever NV	137,492	5,378,372	1.0%
WPP PLC	529,903	11,017,565	2.2%
OTHER SECURITIES		11,568,171	2.3%
		88,328,861
TOTAL COMMON STOCKS (Cost $394,536,611)		$467,769,028
SHORT-TERM INVESTMENTS - 6.4%
Money market funds - 6.4%
State Street Institutional Liquid
Reserves Fund, 0.0718% (Y)	32,236,314	32,236,314	6.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $32,236,314)		$32,236,314
Total Investments (International Growth Stock
Trust) (Cost $426,772,925) - 99.3%		$500,005,342	99.3%
Other Assets And Liabilities, Net - 0.7%		3,282,140	0.7%
TOTAL NET ASSETS - 100.0%		$503,287,482	100.0%

International Small Company Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.6%
Australia - 6.1%		$6,279,198	6.1%
Austria - 1.1%		1,109,178	1.1%
Bahamas - 0.0%		10,101	0.0%
Belgium - 1.4%
Ackermans & van Haaren NV	1,818	224,170	0.2%
OTHER SECURITIES		1,199,473	1.2%
		1,423,643
Bermuda - 0.6%
Catlin Group, Ltd.	29,759	309,995	0.3%
Hiscox, Ltd.	19,887	222,968	0.2%
OTHER SECURITIES		58,311	0.1%
		591,274
Cambodia - 0.1%		84,750	0.1%
Canada - 9.0%
Celestica, Inc. (I)	17,900	210,307	0.2%
OTHER SECURITIES		9,124,746	8.8%
		9,335,053
Cayman Islands - 0.0%		11,642	0.0%
China - 0.1%		53,544	0.1%
Cyprus - 0.0%		35,055	0.0%
Denmark - 2.0%		2,026,123	2.0%
Faroe Islands - 0.0%		48,980	0.0%
Finland - 2.0%
Amer Sports OYJ	13,005	251,701	0.3%
OTHER SECURITIES		1,859,973	1.7%
		2,111,674

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
France - 3.9%
Teleperformance SA	4,507	$306,792	0.3%
OTHER SECURITIES		3,754,482	3.6%
		4,061,274
Gabon - 0.0%		7,162	0.0%
Germany - 5.1%
Aurubis AG	5,323	297,557	0.3%
Freenet AG	9,134	259,700	0.3%
TUI AG	12,516	207,519	0.2%
OTHER SECURITIES		4,538,035	4.3%
		5,302,811
Gibraltar - 0.1%		111,060	0.1%
Greece - 0.0%		164	0.0%
Guernsey, Channel Islands - 0.0%		5,975	0.0%
Hong Kong - 3.1%		3,236,256	3.1%
India - 0.0%		23,693	0.0%
Ireland - 1.6%
Beazley PLC	47,871	213,119	0.2%
DCC PLC	6,369	350,633	0.3%
OTHER SECURITIES		1,122,705	1.1%
		1,686,457
Isle of Man - 0.0%		20,516	0.0%
Israel - 0.7%		715,776	0.7%
Italy - 3.5%
Azimut Holding SpA	15,042	326,778	0.3%
OTHER SECURITIES		3,273,319	3.2%
		3,600,097
Japan - 22.4%		23,157,391	22.4%
Jersey, Channel Islands - 0.1%		103,787	0.1%
Liechtenstein - 0.1%		88,439	0.1%
Luxembourg - 0.5%		480,916	0.5%
Malta - 0.1%		85,540	0.1%
Mongolia - 0.0%		1,533	0.0%
Netherlands - 2.1%
Aalberts Industries NV	9,501	280,194	0.3%
ASM International NV	5,593	236,856	0.2%
Nutreco NV	5,995	321,779	0.3%
OTHER SECURITIES		1,351,535	1.3%
		2,190,364
New Zealand - 1.3%
Fisher &
Paykel Healthcare Corp., Ltd.	42,660	207,637	0.2%
OTHER SECURITIES		1,099,541	1.1%
		1,307,178
Norway - 1.0%		1,007,247	1.0%
Peru - 0.0%		16,467	0.0%
Portugal - 0.5%		517,984	0.5%
Republic of Georgia - 0.0%		8,106	0.0%
Singapore - 1.1%		1,183,881	1.1%
South Africa - 0.0%		11,375	0.0%
Spain - 1.9%
Bolsas y Mercados Espanoles SA	5,350	207,207	0.2%

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Spain (continued)
OTHER SECURITIES		$1,732,536	1.7%
		1,939,743
Sweden - 3.5%
AAK AB	4,167	222,166	0.2%
BillerudKorsnas AB	16,111	231,050	0.2%
JM AB	8,981	284,685	0.3%
OTHER SECURITIES		2,832,877	2.8%
		3,570,778
Switzerland - 4.5%
GAM Holding AG	14,176	254,856	0.3%
Georg Fischer AG	493	311,049	0.3%
Helvetia Holding AG	553	262,758	0.3%
OTHER SECURITIES		3,833,859	3.6%
		4,662,522
Taiwan - 0.0%		0	0.0%
United Arab Emirates - 0.1%		61,966	0.1%
United Kingdom - 19.8%
Barratt Developments PLC	58,104	422,888	0.4%
BBA Aviation PLC	41,028	229,289	0.2%
Bellway PLC	10,163	304,805	0.3%
Berendsen PLC	14,469	247,307	0.2%
Britvic PLC	21,701	226,961	0.2%
BTG PLC (I)	25,585	315,792	0.3%
Close Brothers Group PLC	13,584	313,900	0.3%
Drax Group PLC	30,783	220,434	0.2%
DS Smith PLC	101,349	505,405	0.5%
Essentra PLC	22,013	249,541	0.2%
Greene King PLC	18,168	210,034	0.2%
Halma PLC	31,315	333,565	0.3%
Hays PLC	90,038	202,574	0.2%
Henderson Group PLC	72,524	239,785	0.2%
Hikma Pharmaceuticals PLC	9,123	279,907	0.3%
Howden Joinery Group PLC	51,873	323,622	0.3%
IG Group Holdings PLC	23,822	266,200	0.3%
Inchcape PLC	29,466	331,052	0.3%
Intermediate Capital Group PLC	39,548	282,527	0.3%
Jazztel PLC (I)	19,044	287,812	0.3%
Micro Focus International PLC	19,089	321,323	0.3%
Rightmove PLC	7,789	271,627	0.3%
Rotork PLC	7,111	256,152	0.3%
Spectris PLC	10,418	340,233	0.3%
Spirax-Sarco Engineering PLC	6,132	272,977	0.3%
WH Smith PLC	11,284	235,967	0.2%
OTHER SECURITIES		12,936,436	12.6%
		20,428,115
United States - 0.2%		256,747	0.2%
TOTAL COMMON STOCKS (Cost $101,848,564)		$102,971,535
Rights 0.0%		17,120	0.0%
TOTAL RIGHTS (Cost $1,460)		$17,120
SECURITIES LENDING COLLATERAL - 1.5%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	155,760	1,558,476	1.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,558,594)		$1,558,476

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 0.7%
Money market funds - 0.7%
State Street Institutional Liquid
Reserves Fund, 0.0718% (Y)	698,811	698,811	0.7%
TOTAL SHORT-TERM
INVESTMENTS (Cost $698,811)		$698,811
Total Investments (International Small Company
Trust) (Cost $104,107,429) - 101.8%		$105,245,942	101.8%
Other Assets And Liabilities, Net - (1.8%)		(1,880,753)	(1.8)%
TOTAL NET ASSETS - 100.0%		$103,365,189	100.0%

International Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 95.2%
Belgium - 0.6%		$5,641,217	0.6%
Brazil - 0.9%		9,166,225	0.9%
Canada - 6.0%
Cenovus Energy, Inc.	580,600	11,978,810	1.1%
HudBay Minerals, Inc.	1,282,500	11,171,371	1.1%
Suncor Energy, Inc.	483,500	15,356,473	1.5%
Talisman Energy, Inc.	1,590,340	12,456,614	1.2%
OTHER SECURITIES		11,663,855	1.1%
		62,627,123
China - 5.5%
China Life Insurance Company, Ltd.,
H Shares	2,319,000	9,041,415	0.9%
China Telecom Corp., Ltd.,
H Shares	25,170,427	14,469,900	1.4%
Trina Solar, Ltd., ADR (I)(L)	1,367,783	12,665,671	1.2%
OTHER SECURITIES		21,219,984	2.0%
		57,396,970
Denmark - 0.4%		4,236,819	0.4%
France - 10.2%
AXA SA	800,811	18,453,119	1.8%
BNP Paribas SA	390,336	23,043,122	2.2%
Cie de Saint-Gobain	207,940	8,808,508	0.8%
Cie Generale des
Etablissements Michelin	119,880	10,821,169	1.0%
Sanofi	140,143	12,776,899	1.2%
Technip SA	222,850	13,274,624	1.3%
Total SA	298,786	15,307,403	1.5%
OTHER SECURITIES		3,639,835	0.4%
		106,124,679
Germany - 8.3%
Bayer AG	87,640	11,946,066	1.2%
Deutsche Boerse AG	164,080	11,659,835	1.1%
Merck KGaA	113,494	10,680,730	1.0%
Siemens AG	129,551	14,536,124	1.4%
OTHER SECURITIES		36,784,513	3.6%
		85,607,268
Hong Kong - 4.1%
GCL-Poly Energy Holdings, Ltd. (I)	63,876,000	14,919,669	1.4%
OTHER SECURITIES		27,140,642	2.7%
		42,060,311

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
India - 0.6%		$6,658,742	0.6%
Ireland - 0.9%
CRH PLC	366,490	8,812,423	0.9%
Israel - 1.7%
Teva Pharmaceutical
Industries, Ltd., ADR	300,875	17,303,321	1.7%
Italy - 2.9%
Eni SpA	585,496	10,255,828	1.0%
UniCredit SpA	2,526,658	16,184,792	1.5%
OTHER SECURITIES		3,818,664	0.4%
		30,259,284
Japan - 5.0%
ITOCHU Corp.	1,279,460	13,658,355	1.3%
Nissan Motor Company, Ltd.	1,736,900	15,148,839	1.4%
Toyota Motor Corp.	244,130	15,213,533	1.5%
OTHER SECURITIES		8,114,902	0.8%
		52,135,629
Netherlands - 6.7%
Aegon NV	1,854,132	13,935,599	1.3%
Akzo Nobel NV	164,700	11,395,596	1.1%
ING Groep NV (I)	726,520	9,386,390	0.9%
QIAGEN NV (I)	443,890	10,339,558	1.0%
Royal Dutch Shell PLC, B Shares	384,186	13,274,034	1.3%
SBM Offshore NV (I)	970,990	11,419,694	1.1%
		69,750,871
Norway - 0.8%		8,330,851	0.8%
Russia - 0.4%		3,683,869	0.4%
Singapore - 0.7%		7,658,428	0.7%
South Korea - 13.8%
Hana Financial Group, Inc.	783,631	22,695,739	2.2%
Hyundai Mobis Company, Ltd. (I)	50,878	10,885,184	1.0%
KB Financial Group, Inc., ADR	756,368	24,672,724	2.4%
POSCO	62,318	15,697,574	1.5%
Samsung Electronics Company, Ltd.	38,464	46,243,114	4.5%
OTHER SECURITIES		22,996,225	2.2%
		143,190,560
Spain - 1.0%
Telefonica SA	718,472	10,315,476	1.0%
Sweden - 0.6%		6,292,052	0.6%
Switzerland - 7.2%
Credit Suisse Group AG (I)	863,059	21,681,116	2.1%
Roche Holding AG	82,202	22,271,990	2.2%
OTHER SECURITIES		30,153,361	2.9%
		74,106,467
Thailand - 0.5%		4,944,402	0.5%
United Arab Emirates - 0.4%		4,356,583	0.4%
United Kingdom - 16.0%
Aviva PLC	1,392,020	10,458,771	1.0%
BAE Systems PLC	1,763,241	12,894,922	1.2%
BP PLC	1,689,485	10,724,134	1.0%
GlaxoSmithKline PLC	682,294	14,637,661	1.4%
HSBC Holdings PLC	1,402,170	13,250,171	1.3%
Kingfisher PLC	2,556,100	13,511,896	1.3%
Marks & Spencer Group PLC	1,896,530	14,042,657	1.4%
Tesco PLC	6,394,910	18,645,639	1.8%
Vodafone Group PLC	3,324,762	11,399,366	1.1%

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
United Kingdom (continued)
OTHER SECURITIES		$46,793,289	4.5%
		166,358,506
United States - 0.0%		293,540	0.0%
TOTAL COMMON STOCKS (Cost $1,022,336,171)		$987,311,616
SECURITIES LENDING COLLATERAL - 2.4%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	2,449,694	24,510,658	2.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $24,510,822)		$24,510,658
SHORT-TERM INVESTMENTS - 4.5%
Time deposits - 4.5%
Royal Bank of Canada, 0.030%,
01/02/2015*	$47,000,000	$47,000,000	4.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $47,000,000)		$47,000,000
Total Investments (International Value Trust)
(Cost $1,093,846,993) - 102.1%		$1,058,822,274	102.1%
Other Assets And Liabilities, Net - (2.1%)		(21,528,326)	(2.1)%
TOTAL NET ASSETS - 100.0%		$1,037,293,948	100.0%

Lifestyle Aggressive PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT COMPANIES - 81.3%
John Hancock Variable Insurance Trust (G) - 81.3%
Equity - 81.3%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	1,044,047	$17,894,970	81.3%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $17,618,824)		$17,894,970
UNAFFILIATED INVESTMENT
COMPANIES - 18.8%
Exchange-traded funds - 18.8%
Financial Select Sector SPDR Fund	13,992	346,022	1.6%
Vanguard Energy ETF	2,878	321,242	1.5%
Vanguard FTSE Emerging
Markets ETF	52,450	2,099,049	9.5%
Vanguard Health Care ETF	3,024	379,784	1.7%
Vanguard Information
Technology ETF	6,330	661,358	3.0%
Vanguard Materials ETF	1,021	109,645	0.5%
Vanguard REIT ETF	2,706	219,186	1.0%
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $4,049,397)		$4,136,286
Total Investments (Lifestyle Aggressive PS Series)
(Cost $21,668,221) - 100.1%		$22,031,256	100.1%
Other Assets And Liabilities, Net - (0.1%)		(11,546)	(0.1)%
TOTAL NET ASSETS - 100.0%		$22,019,710	100.0%

Lifestyle Balanced PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES - 100.0%
John Hancock Variable
Insurance Trust (G) - 100.0%
Equity - 50.0%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	28,902,752	$495,393,165	50.0%
Fixed income - 50.0%
Bond Trust, Series NAV
(John Hancock) (A)(1)	36,220,690	494,774,625	50.0%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $975,116,859)		$990,167,790
Total Investments (Lifestyle Balanced PS Series)
(Cost $975,116,859) - 100.0%		$990,167,790	100.0%
Other Assets And Liabilities, Net - 0.0%		(54,556)	0.0%
TOTAL NET ASSETS - 100.0%		$990,113,234	100.0%

Lifestyle Conservative PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES - 100.0%
John Hancock Variable
Insurance Trust (G) - 100.0%
Equity - 19.8%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	2,271,462	$38,932,867	19.8%
Fixed income - 80.2%
Bond Trust, Series NAV
(John Hancock) (A)(1)	11,562,076	157,937,962	80.2%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $196,226,122)		$196,870,829
Total Investments (Lifestyle Conservative PS Series)
(Cost $196,226,122) - 100.0%		$196,870,829	100.0%
Other Assets And Liabilities, Net - 0.0%		(44,277)	0.0%
TOTAL NET ASSETS - 100.0%		$196,826,552	100.0%

Lifestyle Growth PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES - 100.0%
John Hancock Variable
Insurance Trust (G) - 100.0%
Equity - 69.8%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	78,323,987	$1,342,473,145	69.8%

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Lifestyle Growth PS Series (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (continued)
Fixed income - 30.2%
Bond Trust, Series NAV
(John Hancock) (A)(1)	42,469,864	$580,138,337	30.2%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $1,888,234,368)		$1,922,611,482
Total Investments (Lifestyle Growth PS Series)
(Cost $1,888,234,368) - 100.0%		$1,922,611,482	100.0%
Other Assets And Liabilities, Net - 0.0%		(55,987)	0.0%
TOTAL NET ASSETS - 100.0%		$1,922,555,495	100.0%

Lifestyle Moderate PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES - 100.0%
John Hancock Variable
Insurance Trust (G) - 100.0%
Equity - 39.8%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	7,761,149	$133,026,094	39.8%
Fixed income - 60.2%
Bond Trust, Series NAV
(John Hancock) (A)(1)	14,722,667	201,111,626	60.2%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $330,043,181)		$334,137,720
Total Investments (Lifestyle Moderate PS Series)
(Cost $330,043,181) - 100.0%		$334,137,720	100.0%
Other Assets And Liabilities, Net - 0.0%		(45,234)	0.0%
TOTAL NET ASSETS - 100.0%		$334,092,486	100.0%

Mid Cap Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.4%
Consumer discretionary - 13.2%
Advance Auto Parts, Inc.	36,957	$5,886,511	0.7%
Foot Locker, Inc.	71,855	4,036,814	0.5%
Hanesbrands, Inc.	50,562	5,643,730	0.7%
Jarden Corp. (I)	90,666	4,341,088	0.5%
LKQ Corp. (I)	153,371	4,312,793	0.5%
Polaris Industries, Inc.	30,913	4,675,282	0.5%
Signet Jewelers, Ltd.	40,624	5,344,900	0.6%
OTHER SECURITIES		78,522,924	9.2%
		112,764,042
Consumer staples - 3.3%
Church & Dwight Company, Inc.	67,703	5,335,673	0.6%
Energizer Holdings, Inc.	31,413	4,038,455	0.5%
OTHER SECURITIES		18,861,814	2.2%
		28,235,942

Mid Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy - 3.9%
HollyFrontier Corp.	99,073	$3,713,256	0.4%
OTHER SECURITIES		29,901,374	3.5%
		33,614,630
Financials - 22.6%
Alleghany Corp. (I)	8,147	3,776,135	0.4%
Arthur J. Gallagher & Company	81,582	3,840,881	0.4%
Duke Realty Corp.	173,184	3,498,317	0.4%
Everest Re Group, Ltd.	22,921	3,903,446	0.5%
Federal Realty Investment Trust	34,431	4,595,161	0.5%
Jones Lang LaSalle, Inc.	22,755	3,411,657	0.4%
New York Community Bancorp, Inc.	224,666	3,594,656	0.4%
Raymond James Financial, Inc.	63,813	3,655,847	0.4%
Realty Income Corp.	112,726	5,378,157	0.6%
SL Green Realty Corp.	48,818	5,810,318	0.7%
UDR, Inc.	129,077	3,978,153	0.5%
OTHER SECURITIES		148,179,442	17.4%
		193,622,170
Health care - 9.9%
Cubist Pharmaceuticals, Inc. (I)	38,603	3,885,392	0.5%
Endo International PLC (I)	77,786	5,609,926	0.7%
Henry Schein, Inc. (I)	42,555	5,793,863	0.7%
IDEXX Laboratories, Inc. (I)	24,203	3,588,579	0.4%
MEDNAX, Inc. (I)	50,896	3,364,735	0.4%
Mettler-Toledo International, Inc. (I)	14,433	4,365,405	0.5%
Omnicare, Inc.	49,663	3,621,923	0.4%
ResMed, Inc. (L)	70,654	3,960,863	0.5%
Salix Pharmaceuticals, Ltd. (I)	32,316	3,714,401	0.4%
The Cooper Companies, Inc.	24,490	3,969,584	0.5%
OTHER SECURITIES		43,137,878	4.9%
		85,012,549
Industrials - 14.6%
Alaska Air Group, Inc.	66,653	3,983,183	0.5%
Fortune Brands Home
& Security, Inc.	79,880	3,616,168	0.4%
J.B. Hunt Transport Services, Inc.	46,771	3,940,457	0.5%
Towers Watson & Company, Class A	35,393	4,005,426	0.5%
Wabtec Corp.	48,828	4,242,665	0.5%
OTHER SECURITIES		105,121,456	12.2%
		124,909,355
Information technology - 16.9%
ANSYS, Inc. (I)	46,679	3,827,678	0.5%
Equinix, Inc.	27,728	6,286,769	0.7%
Gartner, Inc. (I)	44,495	3,746,924	0.4%
Skyworks Solutions, Inc.	96,474	7,014,625	0.8%
Synopsys, Inc. (I)	79,111	3,438,955	0.4%
Trimble Navigation, Ltd. (I)	131,015	3,477,138	0.4%
OTHER SECURITIES		116,718,055	13.7%
		144,510,144
Materials - 7.1%
Ashland, Inc.	32,242	3,861,302	0.4%
Packaging Corp. of America	49,904	3,895,007	0.4%
Rock-Tenn Company, Class A	70,780	4,316,164	0.5%
RPM International, Inc.	67,785	3,437,377	0.4%
The Valspar Corp.	38,713	3,347,900	0.4%
OTHER SECURITIES		42,307,433	5.0%
		61,165,183
Telecommunication services - 0.2%		1,259,571	0.2%
Utilities - 4.7%
Alliant Energy Corp.	56,296	3,739,180	0.4%

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Utilities (continued)
OGE Energy Corp.	101,130	$3,588,092	0.4%
OTHER SECURITIES		32,871,896	3.9%
		40,199,168
TOTAL COMMON STOCKS (Cost $511,956,076)		$825,292,754
RIGHTS - 0.0%
Health care - 0.0%		3,434	0.0%
TOTAL RIGHTS (Cost $8,929)		$3,434
SECURITIES LENDING COLLATERAL - 3.9%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	3,311,145	33,129,988	3.9%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $33,131,669)		$33,129,988
SHORT-TERM INVESTMENTS - 3.9%
Repurchase agreement - 3.9%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at
$33,238,000 on 01/02/2015,
collateralized by $28,140,000
U.S. Treasury Bonds, 3.750% due
11/15/2043 (valued at
$33,908,700, including interest)	$33,238,000	$33,238,000	3.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $33,238,000)		$33,238,000
Total Investments (Mid Cap Index Trust)
(Cost $578,334,674) - 104.2%		$891,664,176	104.2%
Other Assets And Liabilities, Net - (4.2%)		(35,838,791)	(4.2)%
TOTAL NET ASSETS - 100.0%		$855,825,385	100.0%

Mid Cap Stock Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 91.3%
Consumer discretionary - 24.3%
Advance Auto Parts, Inc.	89,738	$14,293,469	1.7%
Chipotle Mexican Grill, Inc. (I)	22,836	15,631,470	1.9%
Diamond
Resorts International, Inc. (I)	486,615	13,576,559	1.6%
GoPro, Inc., Class A (I)(L)	151,941	9,605,710	1.1%
Harley-Davidson, Inc.	216,699	14,282,631	1.7%
Hilton Worldwide Holdings, Inc. (I)	369,035	9,628,123	1.1%
IMAX Corp. (I)	407,916	12,604,604	1.5%
Jarden Corp. (I)	192,431	9,213,596	1.1%
Kate Spade & Company (I)	307,181	9,832,864	1.2%
Netflix, Inc. (I)	36,869	12,594,819	1.5%
Panera Bread Company, Class A (I)	67,249	11,755,125	1.4%
Whirlpool Corp.	92,749	17,969,191	2.1%
Wyndham Worldwide Corp.	107,442	9,214,226	1.1%
OTHER SECURITIES		45,709,580	5.3%
		205,911,967

Mid Cap Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer staples - 2.5%
Monster Beverage Corp. (I)	84,671	$9,174,103	1.1%
Whole Foods Market, Inc.	226,393	11,414,735	1.3%
OTHER SECURITIES		688,134	0.1%
		21,276,972
Energy - 2.5%
Pioneer Natural Resources Company	57,349	8,536,399	1.0%
OTHER SECURITIES		13,246,426	1.5%
		21,782,825
Financials - 6.6%
Assured Guaranty, Ltd.	382,466	9,940,291	1.2%
CBRE Group, Inc., Class A (I)	325,985	11,164,986	1.3%
Julius Baer Group, Ltd. (I)	230,735	10,534,896	1.2%
Northern Trust Corp.	138,552	9,338,405	1.1%
Paramount Group, Inc. (I)	574,087	10,672,277	1.3%
OTHER SECURITIES		4,375,262	0.5%
		56,026,117
Health care - 15.0%
Actavis PLC (I)	49,504	12,742,825	1.5%
Becton, Dickinson and Company	97,960	13,632,114	1.6%
DexCom, Inc. (I)	337,422	18,575,081	2.2%
Envision
Healthcare Holdings, Inc. (I)	266,696	9,251,684	1.1%
HeartWare International, Inc. (I)(L)	121,103	8,892,593	1.0%
Insulet Corp. (I)	280,739	12,930,838	1.5%
Ono Pharmaceutical Company, Ltd.	130,670	11,568,932	1.4%
Regeneron Pharmaceuticals, Inc. (I)	22,093	9,063,653	1.1%
Veeva Systems, Inc., Class A (I)(L)	372,934	9,849,187	1.2%
OTHER SECURITIES		20,808,915	2.4%
		127,315,822
Industrials - 15.9%
Acuity Brands, Inc.	88,891	12,450,962	1.5%
AECOM (I)	458,701	13,930,749	1.6%
DigitalGlobe, Inc. (I)	391,430	12,122,587	1.4%
Fastenal Company (L)	280,287	13,330,450	1.6%
Generac Holdings, Inc. (I)(L)	263,142	12,304,520	1.5%
HD Supply Holdings, Inc. (I)	362,021	10,675,999	1.3%
IHS, Inc., Class A (I)	107,992	12,298,129	1.4%
Kansas City Southern	71,888	8,772,493	1.0%
Landstar System, Inc.	128,232	9,300,667	1.1%
Nielsen NV	211,973	9,481,552	1.1%
Spirit Airlines, Inc. (I)	118,523	8,957,968	1.1%
Textron, Inc.	267,286	11,255,413	1.3%
		134,881,489
Information technology - 20.9%
Akamai Technologies, Inc. (I)	201,793	12,704,887	1.5%
Cadence Design Systems, Inc. (I)	574,636	10,900,845	1.3%
Cognex Corp. (I)	287,027	11,862,826	1.4%
Equinix, Inc.	40,500	9,182,565	1.1%
F5 Networks, Inc. (I)	78,881	10,291,210	1.2%
FactSet Research Systems, Inc. (L)	78,277	11,017,488	1.3%
NXP Semiconductors NV (I)	181,467	13,864,079	1.6%
Solera Holdings, Inc.	204,273	10,454,692	1.2%
TE Connectivity, Ltd.	189,396	11,979,297	1.4%
OTHER SECURITIES		74,820,330	8.9%
		177,078,219
Materials - 3.6%
Martin Marietta Materials, Inc.	88,124	9,721,840	1.1%
Platform Specialty
Products Corp. (I)	608,395	14,126,932	1.7%

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Materials (continued)
OTHER SECURITIES		$6,507,104	0.8%
		30,355,876
TOTAL COMMON STOCKS (Cost $702,028,484)		$774,629,287
PREFERRED SECURITIES - 7.6%
Consumer discretionary - 0.2%		1,801,962	0.2%
Financials - 0.9%		7,442,037	0.9%
Health care - 0.2%		1,628,656	0.2%
Industrials - 0.4%		3,404,852	0.4%
Information technology - 5.9%
Uber Technologies, Inc. (I)(R)	584,504	19,474,212	2.3%
OTHER SECURITIES		30,295,760	3.6%
		49,769,972
TOTAL PREFERRED
SECURITIES (Cost $49,702,636)		$64,047,479
Warrants 0.0%		193,331	0.0%
TOTAL WARRANTS (Cost $3,754)		$193,331
SECURITIES LENDING COLLATERAL - 9.1%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	7,682,016	76,863,176	9.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $76,867,295)		$76,863,176
SHORT-TERM INVESTMENTS - 1.3%
Repurchase agreement - 1.3%
Societe Generale SA Tri-Party
Repurchase Agreement dated
12/31/2014 at 0.070% to be
repurchased at $11,100,043 on
01/02/2015, collateralized by
$6,083,100 U.S. Treasury Notes,
2.250% due 1/31/2015 (valued at
$6,150,462, including interest)
and $5,164,000 U.S. Treasury
Bonds, 2.750% due 11/15/2042
(valued at $5,171,563,
including interest)	$11,100,000	$11,100,000	1.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $11,100,000)		$11,100,000
Total Investments (Mid Cap Stock Trust)
(Cost $839,702,169) - 109.3%		$926,833,273	109.3%
Other Assets And Liabilities, Net - (9.3%)		(78,518,806)	(9.3)%
TOTAL NET ASSETS - 100.0%		$848,314,467	100.0%

Mid Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 90.2%
Consumer discretionary - 10.1%
Cablevision
Systems Corp., Class A (L)	616,700	$12,728,688	1.4%

Mid Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Kohl’s Corp.	225,200	$13,746,208	1.5%
Mattel, Inc.	324,000	10,026,180	1.1%
News Corp., Class A (I)	614,700	9,644,643	1.1%
Strayer Education, Inc. (I)	100,705	7,480,367	0.8%
OTHER SECURITIES		37,791,548	4.2%
		91,417,634
Consumer staples - 8.3%
Bunge, Ltd.	203,700	18,518,367	2.1%
Sysco Corp.	415,700	16,499,133	1.8%
The Kroger Company	159,700	10,254,337	1.1%
OTHER SECURITIES		29,722,104	3.3%
		74,993,941
Energy - 6.7%
Cameco Corp.	489,300	8,029,413	0.9%
Murphy Oil Corp.	138,200	6,981,864	0.8%
Talisman Energy, Inc.	1,732,700	13,571,673	1.5%
WPX Energy, Inc. (I)	1,020,200	11,864,926	1.3%
OTHER SECURITIES		20,388,279	2.2%
		60,836,155
Financials - 27.9%
Ally Financial, Inc. (I)	419,260	9,902,921	1.1%
CIT Group, Inc.	271,400	12,981,062	1.4%
CNA Financial Corp.	254,300	9,843,953	1.1%
E*TRADE Financial Corp. (I)	776,744	18,839,926	2.1%
First American Financial Corp.	419,700	14,227,830	1.6%
First Horizon National Corp.	876,649	11,904,893	1.3%
First Niagara Financial Group, Inc.	934,500	7,877,835	0.9%
FNF Group	280,816	9,674,111	1.1%
Kemper Corp.	207,054	7,476,720	0.8%
Lazard, Ltd., Class A	278,800	13,948,364	1.5%
Marsh & McLennan Companies, Inc.	298,100	17,063,244	1.9%
Northern Trust Corp.	296,100	19,957,140	2.2%
PHH Corp. (I)(L)	341,400	8,179,944	0.9%
Rayonier, Inc.	381,500	10,659,110	1.2%
Weyerhaeuser Company	263,536	9,458,307	1.1%
White Mountains
Insurance Group, Ltd.	19,300	12,161,123	1.3%
OTHER SECURITIES		57,602,967	6.4%
		251,759,450
Health care - 9.6%
Hologic, Inc. (I)	509,600	13,626,704	1.5%
Hospira, Inc. (I)	335,000	20,518,750	2.3%
Quest Diagnostics, Inc.	157,600	10,568,656	1.2%
Select Medical Holdings Corp.	599,888	8,638,387	1.0%
Zoetis, Inc.	260,300	11,200,709	1.3%
OTHER SECURITIES		21,763,079	2.3%
		86,316,285
Industrials - 10.3%
C.H. Robinson Worldwide, Inc.	205,400	15,382,406	1.7%
Cintas Corp.	155,000	12,158,200	1.3%
Expeditors International
of Washington, Inc.	164,900	7,356,189	0.8%
KBR, Inc.	469,800	7,963,110	0.9%
ManpowerGroup, Inc.	109,500	7,464,615	0.8%
Textron, Inc.	595,000	25,055,450	2.8%
OTHER SECURITIES		17,999,034	2.0%
		93,379,004
Information technology - 4.0%
Applied Materials, Inc.	561,500	13,992,580	1.6%

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
OTHER SECURITIES		$21,923,189	2.4%
		35,915,769
Materials - 7.1%
MeadWestvaco Corp.	191,300	8,491,807	0.9%
Newmont Mining Corp.	428,100	8,091,090	0.9%
Packaging Corp. of America	112,600	8,788,430	1.0%
The Scotts Miracle-Gro
Company, Class A	141,200	8,799,584	1.0%
Vulcan Materials Company	202,107	13,284,493	1.5%
OTHER SECURITIES		16,512,146	1.8%
		63,967,550
Telecommunication services - 0.7%
Telephone & Data Systems, Inc.	263,536	6,654,284	0.7%
Utilities - 5.5%
American Electric
Power Company, Inc.	127,000	7,711,440	0.9%
FirstEnergy Corp.	581,551	22,674,673	2.5%
NRG Energy, Inc.	426,505	11,494,310	1.3%
OTHER SECURITIES		7,747,839	0.8%
		49,628,262
TOTAL COMMON STOCKS (Cost $648,304,346)		$814,868,334
CONVERTIBLE BONDS - 0.4%
Industrials - 0.4%		$3,390,431	0.4%
TOTAL CONVERTIBLE BONDS (Cost $3,083,543)		$3,390,431
SECURITIES LENDING COLLATERAL - 2.0%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	1,817,625	18,186,424	2.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $18,186,235)		$18,186,424
SHORT-TERM INVESTMENTS - 8.5%
Money market funds - 8.5%
T. Rowe Price Reserve Investment
Fund, 0.0662% (Y)	73,756,901	73,756,901	8.1%
OTHER SECURITIES		3,308,322	0.4%
		77,065,223
TOTAL SHORT-TERM
INVESTMENTS (Cost $77,065,223)		$77,065,223
Total Investments (Mid Value Trust)
(Cost $746,639,347) - 101.1%		$913,510,412	101.1%
Other Assets And Liabilities, Net - (1.1%)		(9,851,122)	(1.1)%
TOTAL NET ASSETS - 100.0%		$903,659,290	100.0%

Mutual Shares Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 82.6%
Consumer discretionary - 9.7%
CBS Corp., Class B	125,807	$6,962,159	1.1%
General Motors Company	229,500	8,011,845	1.3%
Reed Elsevier PLC	464,607	7,936,409	1.3%
Time Warner Cable, Inc.	65,800	10,005,548	1.6%

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Twenty-First Century
Fox, Inc., Class B	322,446	$11,895,033	1.9%
OTHER SECURITIES		15,039,624	2.5%
		59,850,618
Consumer staples - 11.0%
Altria Group, Inc.	147,801	7,282,155	1.2%
British American Tobacco PLC	178,236	9,658,777	1.6%
CVS Health Corp.	59,243	5,705,693	0.9%
Imperial Tobacco Group PLC	145,020	6,383,709	1.0%
Lorillard, Inc.	137,155	8,632,536	1.4%
PepsiCo, Inc.	76,966	7,277,905	1.2%
The Kroger Company	138,642	8,902,203	1.4%
Walgreens Boots Alliance, Inc.	85,324	6,501,689	1.0%
OTHER SECURITIES		7,837,430	1.3%
		68,182,097
Energy - 8.0%
Apache Corp.	108,830	6,820,376	1.1%
Baker Hughes, Inc.	106,327	5,961,755	1.0%
Marathon Oil Corp.	219,172	6,200,376	1.0%
Royal Dutch Shell PLC, A Shares	267,914	8,929,345	1.4%
OTHER SECURITIES		21,793,045	3.5%
		49,704,897
Financials - 20.4%
ACE, Ltd.	72,962	8,381,875	1.4%
Alexander’s, Inc.	12,593	5,505,408	0.9%
Alleghany Corp. (I)	14,644	6,787,494	1.1%
American International Group, Inc.	189,535	10,615,855	1.7%
Citigroup, Inc.	129,965	7,032,406	1.1%
JPMorgan Chase & Company	135,880	8,503,370	1.4%
MetLife, Inc.	112,580	6,089,452	1.0%
The Allstate Corp.	82,856	5,820,634	0.9%
The PNC Financial
Services Group, Inc.	127,954	11,673,243	1.9%
White Mountains
Insurance Group, Ltd.	20,381	12,842,272	2.1%
OTHER SECURITIES		43,389,704	6.9%
		126,641,713
Health care - 11.8%
Cigna Corp.	70,131	7,217,181	1.2%
Eli Lilly & Company	96,036	6,625,524	1.1%
Hospira, Inc. (I)	99,056	6,067,180	1.0%
Medtronic, Inc.	253,479	18,301,184	2.9%
Merck & Company, Inc.	277,230	15,743,892	2.5%
Stryker Corp.	67,304	6,348,786	1.0%
Teva Pharmaceutical
Industries, Ltd., ADR	227,378	13,076,509	2.1%
		73,380,256
Industrials - 4.0%
A.P. Moeller - Maersk A/S, Series B	3,815	7,587,845	1.2%
Huntington Ingalls Industries, Inc.	58,356	6,562,716	1.1%
OTHER SECURITIES		10,465,161	1.7%
		24,615,722
Information technology - 11.2%
Apple, Inc.	114,350	12,621,953	2.0%
Cisco Systems, Inc.	302,960	8,426,832	1.4%
Hewlett-Packard Company	133,133	5,342,627	0.9%
Microsoft Corp.	371,826	17,271,318	2.8%
Symantec Corp.	376,450	9,657,825	1.6%
Xerox Corp.	600,354	8,320,906	1.3%

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
OTHER SECURITIES		$7,545,732	1.2%
		69,187,193
Materials - 4.0%
Freeport-McMoRan, Inc.	224,236	5,238,153	0.8%
International Paper Company	144,295	7,731,326	1.3%
MeadWestvaco Corp.	125,743	5,581,732	0.9%
OTHER SECURITIES		5,972,634	1.0%
		24,523,845
Telecommunication services - 1.8%
Vodafone Group PLC	2,213,686	7,589,902	1.2%
OTHER SECURITIES		3,636,349	0.6%
		11,226,251
Utilities - 0.7%		4,575,948	0.7%
TOTAL COMMON STOCKS (Cost $376,776,267)		$511,888,540
CORPORATE BONDS - 3.0%
Consumer discretionary - 0.7%
iHeartCommunications, Inc.
9.000%, 12/15/2019	$3,977,000	$3,917,345	0.7%
OTHER SECURITIES		—	0.0%
		3,917,345
Energy - 0.5%		3,180,256	0.5%
Information technology - 1.2%
Avaya, Inc.
7.000%, 04/01/2019 (S)	1,707,000	1,664,325	0.3%
Avaya, Inc.
10.500%, 03/01/2021 (S)	5,070,000	4,334,850	0.7%
OTHER SECURITIES		1,414,868	0.2%
		7,414,043
Materials - 0.1%		816,420	0.1%
Utilities - 0.5%
Texas Competitive Electric Holdings
Company LLC
11.500%, 10/01/2020 (H)(S)	4,128,000	2,920,560	0.5%
TOTAL CORPORATE BONDS (Cost $19,709,244)		$18,248,624
TERM LOANS (M) - 3.8%
Consumer discretionary - 2.4%
iHeartCommunications, Inc.
3.819%, 01/29/2016	33,414	32,945	0.0%
iHeartCommunications, Inc.
6.919%, 01/30/2019	4,025,467	3,786,455	0.6%
iHeartCommunications, Inc.
7.669%, 07/30/2019	1,293,886	1,234,583	0.2%
OTHER SECURITIES		9,659,417	1.6%
		14,713,400
Energy - 0.0%		100,811	0.0%
Information technology - 0.5%
Avaya, Inc.
4.670%, 10/26/2017	2,544,479	2,436,868	0.4%
Avaya, Inc.
6.500%, 03/30/2018	621,162	611,651	0.1%
		3,048,519

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
TERM LOANS (M) (continued)
Materials - 0.2%		$1,086,695	0.2%
Utilities - 0.7%
Texas Competitive Electric Holdings
Company LLC
4.648%, 10/10/2017 (I)	$7,466,240	4,797,059	0.7%
TOTAL TERM LOANS (Cost $26,032,004)		$23,746,484
Municipal bonds 0.3%		1,780,020	0.3%
TOTAL MUNICIPAL BONDS (Cost $1,910,479)		$1,780,020
PREFERRED SECURITIES - 0.6%
Consumer discretionary - 0.6%		3,758,783	0.6%
TOTAL PREFERRED SECURITIES (Cost $4,401,941)		$3,758,783
SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	454,077	4,543,311	0.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,543,431)		$4,543,311
SHORT-TERM INVESTMENTS - 5.3%
U.S. Government - 5.3%
0.036%, 04/16/2015 *	$3,000,000	$2,999,784	0.5%
0.041%, 04/09/2015 *	2,500,000	2,499,798	0.4%
0.042%, 01/02/2015 *	8,000,000	7,999,999	1.3%
0.046%, 02/26/2015 *	5,000,000	4,999,845	0.8%
0.048%, 02/19/2015 *	5,000,000	4,999,885	0.8%
0.055%, 01/08/2015 *	2,500,000	2,499,995	0.4%
0.055%, 01/22/2015 *	2,000,000	1,999,966	0.3%
0.057%, 04/30/2015 *	3,000,000	2,999,607	0.5%
0.060%, 05/14/2015 *	2,000,000	1,999,652	0.3%
		32,998,531
TOTAL SHORT-TERM
INVESTMENTS (Cost $32,997,615)		$32,998,531
Total Investments (Mutual Shares Trust)
(Cost $466,370,981) - 96.3%		$596,964,293	96.3%
Other Assets And Liabilities, Net - 3.7%		22,786,076	3.7%
TOTAL NET ASSETS - 100.0%		$619,750,369	100.0%

Real Estate Securities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.3%
Consumer discretionary - 0.3%
PulteGroup, Inc.	72,394	$1,553,576	0.3%
Financials - 99.0%
Real estate investment trusts - 99.0%
Diversified REITs - 7.8%
American Realty
Capital Properties, Inc.	311,281	2,817,093	0.6%
Lexington Realty Trust	702,460	7,713,012	1.7%
Liberty Property Trust	223,794	8,421,368	1.9%
Vornado Realty Trust	47,064	5,539,903	1.2%

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Real Estate Securities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Diversified REITs (continued)
WP Carey, Inc.	153,475	$10,758,598	2.4%
		35,249,974
Industrial REITs - 6.0%
Prologis, Inc.	630,033	27,110,320	6.0%
Office REITs - 16.6%
Alexandria Real Estate Equities, Inc.	132,578	11,764,972	2.6%
Boston Properties, Inc.	140,302	18,055,464	4.0%
Brandywine Realty Trust	305,026	4,874,315	1.1%
Corporate Office Properties Trust	247,902	7,032,980	1.5%
Digital Realty Trust, Inc.	38,163	2,530,207	0.6%
Douglas Emmett, Inc.	199,599	5,668,612	1.2%
DuPont Fabros Technology, Inc.	172,200	5,723,928	1.3%
Hudson Pacific Properties, Inc.	192,052	5,773,083	1.3%
Paramount Group, Inc. (I)	77,330	1,437,565	0.3%
SL Green Realty Corp.	89,769	10,684,306	2.4%
OTHER SECURITIES		1,419,156	0.3%
		74,964,588
Residential REITs - 15.8%
American
Residential Properties, Inc. (I)	132,940	2,335,756	0.5%
Apartment Investment &
Management Company, Class A	157,115	5,836,822	1.3%
Associated Estates Realty Corp.	100,014	2,321,325	0.5%
AvalonBay Communities, Inc.	132,321	21,619,928	4.8%
Camden Property Trust	94,664	6,989,990	1.5%
Equity Residential	147,002	10,560,624	2.3%
Essex Property Trust, Inc.	75,719	15,643,545	3.5%
Post Properties, Inc.	66,452	3,905,384	0.9%
OTHER SECURITIES		2,427,595	0.5%
		71,640,969
Retail REITs - 25.9%
Federal Realty Investment Trust	102,877	13,729,964	3.0%
General Growth Properties, Inc.	734,928	20,673,525	4.6%
Kimco Realty Corp.	527,878	13,270,853	2.9%
National Retail Properties, Inc.	292,116	11,500,607	2.5%
Pennsylvania Real
Estate Investment Trust	145,013	3,402,005	0.8%
Regency Centers Corp.	84,072	5,362,112	1.2%
Retail Properties of
America, Inc., Class A	279,629	4,667,008	1.0%
Simon Property Group, Inc.	191,742	34,918,136	7.7%
The Macerich Company	120,193	10,025,298	2.2%
		117,549,508
Specialized REITs - 26.9%
American Realty
Capital Healthcare Trust, Inc.	478,501	5,694,162	1.3%
Chesapeake Lodging Trust	103,021	3,833,411	0.9%
CubeSmart	252,946	5,582,518	1.2%
DiamondRock Hospitality Company	342,607	5,094,566	1.1%
Extra Space Storage, Inc.	211,782	12,418,896	2.7%
HCP, Inc.	425,992	18,756,428	4.1%
Health Care REIT, Inc.	94,113	7,121,531	1.6%
Healthcare Realty Trust, Inc.	250,493	6,843,469	1.5%
Hospitality Properties Trust	120,907	3,748,117	0.8%
Host Hotels & Resorts, Inc.	368,233	8,752,898	1.9%
LTC Properties, Inc.	59,835	2,583,077	0.6%
Pebblebrook Hotel Trust	119,210	5,439,552	1.2%
Public Storage	38,560	7,127,816	1.6%
RLJ Lodging Trust	188,256	6,312,224	1.4%
Strategic Hotels & Resorts, Inc. (I)	345,091	4,565,554	1.0%

Real Estate Securities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Specialized REITs (continued)
Ventas, Inc.	251,082	$18,002,579	4.0%
		121,876,798
TOTAL COMMON STOCKS (Cost $404,178,401)		$449,945,733
SHORT-TERM INVESTMENTS - 0.2%
Repurchase agreement - 0.2%		$770,000	0.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $770,000)		$770,000
Total Investments (Real Estate Securities Trust)
(Cost $404,948,401) - 99.5%		$450,715,733	99.5%
Other Assets And Liabilities, Net - 0.5%		2,372,365	0.5%
TOTAL NET ASSETS - 100.0%		$453,088,098	100.0%

Science & Technology Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 94.7%
Consumer discretionary - 11.4%
Amazon.com, Inc. (I)	66,600	$20,669,310	4.2%
Liberty Global PLC, Series C (I)	103,900	5,019,409	1.0%
Tesla Motors, Inc. (I)	18,210	4,050,079	0.8%
The Priceline Group, Inc. (I)	10,000	11,402,100	2.3%
Vipshop Holdings, Ltd., ADR (I)(L)	345,385	6,748,823	1.4%
OTHER SECURITIES		8,352,933	1.7%
		56,242,654
Financials - 0.1%		553,066	0.1%
Health care - 3.1%
Hospira, Inc. (I)	55,600	3,405,500	0.7%
Intuitive Surgical, Inc. (I)	7,200	3,808,368	0.8%
Veeva Systems, Inc., Class A (I)	151,810	4,009,302	0.8%
OTHER SECURITIES		4,027,202	0.8%
		15,250,372
Industrials - 1.3%
The Boeing Company	26,500	3,444,470	0.7%
OTHER SECURITIES		3,048,443	0.6%
		6,492,913
Information technology - 74.9%
Akamai Technologies, Inc. (I)	52,865	3,328,380	0.7%
Altera Corp.	150,300	5,552,082	1.1%
Apple, Inc.	169,970	18,761,289	3.8%
ARM Holdings PLC, ADR	100,400	4,648,520	0.9%
Autodesk, Inc. (I)	137,486	8,257,409	1.7%
Avago Technologies, Ltd.	80,305	8,077,880	1.6%
Baidu, Inc., ADR (I)	50,129	11,427,908	2.3%
Broadcom Corp., Class A	78,895	3,418,520	0.7%
Check Point
Software Technologies, Ltd. (I)	63,200	4,965,624	1.0%
Cisco Systems, Inc.	216,555	6,023,477	1.2%
Dealertrack Technologies, Inc. (I)	72,600	3,216,906	0.7%
Dell, Inc. (I)	458,900	6,751,952	1.4%
F5 Networks, Inc. (I)	27,180	3,546,039	0.7%
Facebook, Inc., Class A (I)	202,690	15,813,874	3.2%
Google, Inc., Class A (I)	17,115	9,082,246	1.9%
Google, Inc., Class C (I)	10,200	5,369,280	1.1%
Hewlett-Packard Company	171,810	6,894,735	1.4%

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
HomeAway, Inc. (I)	110,700	$3,296,646	0.7%
Intel Corp.	136,735	4,962,113	1.0%
Intuit, Inc.	63,030	5,810,736	1.2%
Lam Research Corp.	87,845	6,969,622	1.4%
LinkedIn Corp., Class A (I)	24,400	5,604,924	1.1%
Micron Technology, Inc. (I)	243,250	8,516,183	1.7%
Microsoft Corp.	487,805	22,658,542	4.6%
NXP Semiconductors NV (I)	59,900	4,576,360	0.9%
Oracle Corp.	94,900	4,267,653	0.9%
Palo Alto Networks, Inc. (I)	63,870	7,828,546	1.6%
Red Hat, Inc. (I)	134,200	9,278,588	1.9%
salesforce.com, Inc. (I)	120,650	7,155,752	1.5%
SanDisk Corp.	122,260	11,979,035	2.4%
Seagate Technology PLC	76,235	5,069,628	1.0%
ServiceNow, Inc. (I)	129,870	8,811,680	1.8%
Skyworks Solutions, Inc.	89,335	6,495,548	1.3%
Stratasys, Ltd. (I)(L)	50,500	4,197,055	0.9%
Tencent Holdings, Ltd.	429,600	6,215,849	1.3%
VeriSign, Inc. (I)(L)	65,900	3,756,300	0.8%
Visa, Inc., Class A	33,680	8,830,896	1.8%
Western Digital Corp.	117,145	12,967,952	2.6%
OTHER SECURITIES		83,225,974	17.1%
		367,611,703
Telecommunication services - 3.9%
SoftBank Corp.	151,000	8,988,011	1.8%
T-Mobile US, Inc. (I)	237,400	6,395,556	1.3%
OTHER SECURITIES		3,729,706	0.8%
		19,113,273
TOTAL COMMON STOCKS (Cost $399,993,710)		$465,263,981
PREFERRED SECURITIES - 0.6%
Consumer discretionary - 0.1%		377,484	0.1%
Information technology - 0.5%		2,532,857	0.5%
TOTAL PREFERRED SECURITIES (Cost $1,575,596)		$2,910,341
SECURITIES LENDING COLLATERAL - 3.3%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	1,602,167	16,030,644	3.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $16,031,078)		$16,030,644
SHORT-TERM INVESTMENTS - 5.0%
Money market funds - 3.4%
T.Rowe Price Prime Reserve
Fund, 0.0662% (Y)	15,519,307	15,519,307	3.2%
OTHER SECURITIES		1,105,621	0.2%
		16,624,928

Science & Technology Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 1.6%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at
$7,930,000 on 01/02/2015,
collateralized by $8,050,000
U.S. Treasury Notes, 2.000% due
10/31/2021 (valued at $8,090,250,
including interest)	$7,930,000	$7,930,000	1.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $24,554,928)		$24,554,928
Total Investments (Science & Technology Trust)
(Cost $442,155,312) - 103.6%		$508,759,894	103.6%
Other Assets And Liabilities, Net - (3.6%)		(17,767,091)	(3.6)%
TOTAL NET ASSETS - 100.0%		$490,992,803	100.0%

Small Cap Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 93.7%
Consumer discretionary - 14.2%
Diamond
Resorts International, Inc. (I)	295,786	$8,252,429	1.6%
HSN, Inc.	69,709	5,297,884	1.1%
IMAX Corp. (I)	241,519	7,462,937	1.5%
Kate Spade & Company (I)	143,588	4,596,252	0.9%
Panera Bread Company, Class A (I)	37,740	6,596,952	1.3%
OTHER SECURITIES		38,985,814	7.8%
		71,192,268
Consumer staples - 1.4%		7,037,384	1.4%
Energy - 1.7%		8,434,732	1.7%
Financials - 7.8%
HFF, Inc., Class A	174,525	6,268,938	1.3%
Kennedy-Wilson Holdings, Inc.	240,830	6,092,999	1.2%
PacWest Bancorp	138,618	6,301,574	1.3%
Paramount Group, Inc. (I)	306,610	5,699,880	1.1%
OTHER SECURITIES		14,583,208	2.9%
		38,946,599
Health care - 17.6%
Acadia Healthcare Company, Inc. (I)	112,533	6,888,145	1.4%
DexCom, Inc. (I)	156,628	8,622,371	1.7%
Envision
Healthcare Holdings, Inc. (I)	185,699	6,441,898	1.3%
ExamWorks Group, Inc. (I)	118,672	4,935,568	1.0%
HeartWare International, Inc. (I)	75,414	5,537,650	1.1%
Insulet Corp. (I)	148,954	6,860,821	1.4%
NPS Pharmaceuticals, Inc. (I)	149,909	5,362,245	1.1%
TESARO, Inc. (I)(L)	126,749	4,713,795	0.9%
Veeva Systems, Inc., Class A (I)	251,068	6,630,706	1.3%
OTHER SECURITIES		32,146,902	6.4%
		88,140,101
Industrials - 22.0%
Acuity Brands, Inc.	61,497	8,613,885	1.7%
AECOM (I)	169,978	5,162,232	1.0%
Altra Industrial Motion Corp.	188,527	5,352,282	1.1%
Applied Industrial Technologies, Inc.	122,329	5,576,979	1.1%

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials (continued)
DigitalGlobe, Inc. (I)	200,694	$6,215,493	1.2%
Generac Holdings, Inc. (L)	125,380	5,862,769	1.2%
HD Supply Holdings, Inc. (I)	245,950	7,253,066	1.5%
Landstar System, Inc.	83,506	6,056,690	1.2%
Masonite International Corp. (I)	93,995	5,776,933	1.2%
Old Dominion Freight Line, Inc. (I)	73,642	5,717,565	1.1%
Orbital Sciences Corp. (I)	211,267	5,680,970	1.1%
Swift Transportation Company (I)	260,841	7,467,878	1.5%
Trinet Group, Inc. (I)	210,892	6,596,702	1.3%
WageWorks, Inc. (I)	70,405	4,546,051	0.9%
Watts Water
Technologies, Inc., Class A	74,394	4,719,555	0.9%
OTHER SECURITIES		19,885,887	4.0%
		110,484,937
Information technology - 24.7%
Cognex Corp. (I)	160,851	6,647,972	1.3%
Constant Contact, Inc. (I)	177,822	6,526,067	1.3%
CoStar Group, Inc. (I)	31,462	5,777,367	1.2%
Heartland Payment Systems, Inc.	97,509	5,260,611	1.0%
Marketo, Inc. (I)(L)	157,129	5,141,261	1.0%
Shutterstock, Inc. (I)	74,493	5,147,466	1.0%
TrueCar, Inc. (I)(L)	231,137	5,293,037	1.1%
Tyler Technologies, Inc. (I)	69,369	7,591,743	1.5%
Verint Systems, Inc. (I)	134,323	7,828,344	1.6%
Virtusa Corp. (I)	168,505	7,021,603	1.4%
WEX, Inc. (I)	49,962	4,942,241	1.0%
WNS Holdings, Ltd., ADR (I)	268,390	5,544,937	1.1%
OTHER SECURITIES		51,066,305	10.2%
		123,788,954
Materials - 4.3%
Graphic Packaging
Holding Company (I)	495,800	6,752,796	1.3%
Headwaters, Inc. (I)	376,525	5,644,110	1.1%
Platform Specialty
Products Corp. (I)	302,896	7,033,245	1.4%
OTHER SECURITIES		2,459,494	0.5%
		21,889,645
TOTAL COMMON STOCKS (Cost $410,894,514)		$469,914,620
PREFERRED SECURITIES - 5.1%
Information technology - 5.1%
Mobileye (I)	333,270	13,361,440	2.7%
OTHER SECURITIES		11,854,779	2.4%
		25,216,219
TOTAL PREFERRED
SECURITIES (Cost $11,298,601)		$25,216,219
SECURITIES LENDING COLLATERAL - 9.1%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	4,548,003	45,505,495	9.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $45,508,170)		$45,505,495

Small Cap Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 0.9%
Repurchase agreement - 0.9%
Societe Generale SA Tri-Party
Repurchase Agreement dated
12/31/2014 at 0.070% to be
repurchased at $4,600,018 on
01/02/2015, collateralized by
$4,685,200 U.S. Treasury Bonds,
2.750% due 11/15/2042 (valued at
$4,692,061, including interest),	$4,600,000	$4,600,000	0.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,600,000)		$4,600,000
Total Investments (Small Cap Growth Trust)
(Cost $472,301,285) - 108.8%		$545,236,334	108.8%
Other Assets And Liabilities, Net - (8.8%)		(43,880,616)	(8.8)%
TOTAL NET ASSETS - 100.0%		$501,355,718	100.0%

Small Cap Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.5%
Consumer discretionary - 13.4%
Brunswick Corp.	22,977	$1,177,801	0.3%
Buffalo Wild Wings, Inc. (I)	4,704	848,508	0.2%
Dana Holding Corp.	39,989	869,360	0.2%
Office Depot, Inc. (I)	134,072	1,149,667	0.3%
Tenneco, Inc. (I)	15,095	854,528	0.2%
OTHER SECURITIES		55,042,542	12.2%
		59,942,406
Consumer staples - 3.2%
Casey’s General Stores, Inc.	9,581	865,356	0.2%
TreeHouse Foods, Inc. (I)	10,413	890,624	0.2%
United Natural Foods, Inc. (I)	12,346	954,654	0.2%
OTHER SECURITIES		11,620,403	2.6%
		14,331,037
Energy - 3.4%		15,274,976	3.4%
Financials - 23.5%
CNO Financial Group, Inc.	54,367	936,200	0.2%
First American Financial Corp.	26,160	886,824	0.2%
Highwoods Properties, Inc.	22,586	1,000,108	0.2%
Investors Bancorp, Inc.	88,305	991,224	0.2%
LaSalle Hotel Properties	26,088	1,055,781	0.2%
Prosperity Bancshares, Inc.	17,220	953,299	0.2%
RLJ Lodging Trust	32,482	1,089,121	0.3%
Stifel Financial Corp. (I)	16,421	837,799	0.2%
Strategic Hotels & Resorts, Inc. (I)	61,991	820,141	0.2%
Sunstone Hotel Investors, Inc.	51,519	850,579	0.2%
OTHER SECURITIES		96,048,052	21.4%
		105,469,128
Health care - 14.2%
Cepheid, Inc. (I)	17,398	941,928	0.2%
DexCom, Inc. (I)	18,707	1,029,820	0.2%
HealthSouth Corp.	21,838	839,889	0.2%
Isis Pharmaceuticals, Inc. (I)(L)	29,356	1,812,439	0.4%
NPS Pharmaceuticals, Inc. (I)	26,652	953,342	0.2%
Puma Biotechnology, Inc. (I)	5,778	1,093,602	0.3%
STERIS Corp. (L)	14,519	941,557	0.2%

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Health care (continued)
Team Health Holdings, Inc. (I)	17,428	$1,002,633	0.2%
WellCare Health Plans, Inc. (I)	10,896	894,126	0.2%
West Pharmaceutical Services, Inc.	17,490	931,168	0.2%
OTHER SECURITIES		53,498,864	11.9%
		63,939,368
Industrials - 13.5%
Curtiss-Wright Corp.	11,828	834,939	0.2%
Esterline Technologies Corp. (I)	7,757	850,788	0.2%
HEICO Corp.	16,677	1,007,291	0.2%
JetBlue Airways Corp. (I)	61,435	974,359	0.2%
Teledyne Technologies, Inc. (I)	9,134	938,427	0.2%
OTHER SECURITIES		55,821,229	12.5%
		60,427,033
Information technology - 17.6%
Belden, Inc.	10,797	850,912	0.2%
Cognex Corp. (I)	21,553	890,785	0.2%
FEI Company	10,502	948,856	0.2%
Guidewire Software, Inc. (I)	17,036	862,533	0.2%
MAXIMUS, Inc.	16,734	917,693	0.2%
RF Micro Devices, Inc. (I)	70,910	1,176,397	0.3%
SS&C Technologies Holdings, Inc.	16,993	993,921	0.2%
The Ultimate
Software Group, Inc. (I)	7,078	1,039,157	0.2%
TriQuint Semiconductor, Inc. (I)	42,416	1,168,561	0.3%
Tyler Technologies, Inc. (I)	8,237	901,457	0.2%
Verint Systems, Inc. (I)	14,874	866,857	0.2%
WEX, Inc. (I)	9,596	949,236	0.2%
OTHER SECURITIES		67,442,263	15.0%
		79,008,628
Materials - 4.5%
Graphic Packaging
Holding Company (I)	80,839	1,101,027	0.3%
PolyOne Corp.	23,277	882,431	0.2%
OTHER SECURITIES		18,009,545	4.0%
		19,993,003
Telecommunication services - 0.8%		3,436,011	0.8%
Utilities - 3.4%
Dynegy, Inc. (I)	29,929	908,345	0.2%
IDACORP, Inc.	12,373	818,969	0.2%
OTHER SECURITIES		13,656,957	3.0%
		15,384,271
TOTAL COMMON STOCKS (Cost $287,379,958)		$437,205,861
Rights 0.0%		513	0.0%
TOTAL RIGHTS (Cost $28,479)		$513
Warrants 0.0%		1,161	0.0%
TOTAL WARRANTS (Cost $0)		$1,161
SECURITIES LENDING COLLATERAL - 8.4%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	3,757,785	37,598,889	8.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $37,601,886)		$37,598,889

Small Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 2.5%
Repurchase agreement - 2.5%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at
$11,183,000 on 01/02/2015,
collateralized by $9,470,000
U.S. Treasury Bonds, 3.750% due
11/15/2043 (valued at
$11,411,350, including interest)	$11,183,000	$11,183,000	2.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $11,183,000)		$11,183,000
Total Investments (Small Cap Index Trust)
(Cost $336,193,323) - 108.4%		$485,989,424	108.4%
Other Assets And Liabilities, Net - (8.4%)		(37,525,233)	(8.4)%
TOTAL NET ASSETS - 100.0%		$448,464,191	100.0%

Small Cap Opportunities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.9%
Consumer discretionary - 13.7%
Brinker International, Inc.	26,097	$1,531,633	0.6%
Columbia Sportswear Company	39,026	1,738,218	0.6%
Cracker Barrel Old
Country Store, Inc.	11,960	1,683,490	0.6%
La-Z-Boy, Inc.	58,142	1,560,531	0.6%
Papa John’s International, Inc.	34,217	1,909,309	0.7%
Penske Automotive Group, Inc.	36,564	1,794,195	0.6%
Red Robin Gourmet Burgers, Inc. (I)	21,166	1,629,253	0.6%
Sonic Corp.	63,231	1,721,780	0.6%
The Michaels Companies, Inc. (I)	61,601	1,523,393	0.6%
OTHER SECURITIES		23,416,355	8.2%
		38,508,157
Consumer staples - 2.3%		6,372,726	2.3%
Energy - 5.7%		16,185,393	5.7%
Financials - 22.9%
American Financial Group, Inc.	37,177	2,257,387	0.8%
E*TRADE Financial Corp. (I)	107,175	2,599,530	0.9%
East West Bancorp, Inc.	41,906	1,622,181	0.6%
Janus Capital Group, Inc. (L)	120,843	1,949,198	0.7%
Jones Lang LaSalle, Inc.	12,545	1,880,872	0.7%
StanCorp Financial Group, Inc.	24,705	1,725,891	0.6%
Western Alliance Bancorp (I)	56,676	1,575,593	0.6%
OTHER SECURITIES		50,974,001	18.0%
		64,584,653
Health care - 10.4%
Alere, Inc. (I)	51,916	1,972,808	0.7%
Community Health Systems, Inc. (I)	34,886	1,881,053	0.7%
Hill-Rom Holdings, Inc.	33,434	1,525,259	0.5%
HMS Holdings Corp. (I)	71,137	1,503,836	0.5%
Impax Laboratories, Inc. (I)	53,780	1,703,750	0.6%
LifePoint Hospitals, Inc. (I)	30,389	2,185,273	0.8%
Team Health Holdings, Inc. (I)	26,707	1,536,454	0.6%
OTHER SECURITIES		17,084,718	6.0%
		29,393,151

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials - 17.9%
Albany International Corp., Class A	42,507	$1,614,841	0.6%
Apogee Enterprises, Inc.	44,787	1,897,625	0.7%
Celadon Group, Inc.	67,402	1,529,351	0.5%
Dycom Industries, Inc. (I)	50,327	1,765,974	0.6%
EnerSys	26,575	1,640,209	0.6%
Heartland Express, Inc.	65,157	1,759,891	0.6%
Landstar System, Inc.	23,064	1,672,832	0.6%
Mobile Mini, Inc.	44,238	1,792,081	0.6%
Old Dominion Freight Line, Inc. (I)	26,259	2,038,749	0.7%
Waste Connections, Inc.	38,637	1,699,642	0.6%
Watts Water
Technologies, Inc., Class A	27,877	1,768,517	0.6%
OTHER SECURITIES		31,407,244	11.2%
		50,586,956
Information technology - 17.5%
ARRIS Group, Inc. (I)	58,518	1,766,658	0.6%
CACI International, Inc., Class A (I)	23,309	2,008,770	0.7%
Cadence Design Systems, Inc. (I)	83,892	1,591,431	0.6%
Cray, Inc. (I)	64,957	2,239,717	0.8%
Entegris, Inc. (I)	116,282	1,536,085	0.6%
Integrated Device Technology, Inc. (I)	95,573	1,873,231	0.7%
Intersil Corp., Class A	125,119	1,810,472	0.7%
Jack Henry & Associates, Inc.	25,493	1,584,135	0.6%
MicroStrategy, Inc., Class A (I)	10,319	1,675,806	0.6%
SS&C Technologies Holdings, Inc.	30,849	1,804,358	0.6%
Tech Data Corp. (I)	29,067	1,837,906	0.7%
OTHER SECURITIES		29,534,887	10.3%
		49,263,456
Materials - 6.6%
Graphic Packaging
Holding Company (I)	165,738	2,257,352	0.8%
Minerals Technologies, Inc.	27,994	1,944,183	0.7%
OTHER SECURITIES		14,259,056	5.1%
		18,460,591
Telecommunication services - 0.9%		2,502,428	0.9%
Utilities - 1.0%
UGI Corp.	66,570	2,528,329	0.9%
OTHER SECURITIES		285,772	0.1%
		2,814,101
TOTAL COMMON STOCKS (Cost $233,308,356)		$278,671,612
Warrants 0.0%		38	0.0%
TOTAL WARRANTS (Cost $855)		$38
SECURITIES LENDING COLLATERAL - 3.1%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	882,742	8,832,362	3.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,832,617)		$8,832,362

Small Cap Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 0.8%
Money market funds - 0.8%
State Street Institutional Liquid
Reserves Fund, 0.0718% (Y)	2,104,466	2,104,466	0.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,104,466)		$2,104,466
Total Investments (Small Cap Opportunities Trust)
(Cost $244,246,294) - 102.8%		$289,608,478	102.8%
Other Assets And Liabilities, Net - (2.8%)		(7,796,379)	(2.8)%
TOTAL NET ASSETS - 100.0%		$281,812,099	100.0%

Small Cap Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 95.9%
Consumer discretionary - 8.7%
Ascena Retail Group, Inc. (I)	735,840	$9,242,150	1.3%
Fred’s, Inc., Class A	627,262	10,920,631	1.5%
Helen of Troy, Ltd. (I)	300,770	19,568,096	2.7%
Stage Stores, Inc.	473,769	9,807,018	1.4%
The Cato Corp., Class A	287,856	12,141,766	1.7%
OTHER SECURITIES		627,360	0.1%
		62,307,021
Consumer staples - 4.4%
Casey’s General Stores, Inc.	110,590	9,988,489	1.4%
Cranswick PLC	353,481	7,599,123	1.0%
Post Holdings, Inc. (I)(L)	200,110	8,382,608	1.2%
OTHER SECURITIES		5,729,534	0.8%
		31,699,754
Energy - 5.8%
RSP Permian, Inc. (I)(L)	358,010	9,000,371	1.3%
Scorpio Tankers, Inc. (L)	1,434,550	12,466,240	1.7%
SEACOR Holdings, Inc. (I)	116,928	8,630,456	1.2%
OTHER SECURITIES		11,944,589	1.6%
		42,041,656
Financials - 19.5%
DiamondRock Hospitality Company	531,518	7,903,673	1.1%
Education Realty Trust, Inc.	221,363	8,099,672	1.1%
First Midwest Bancorp, Inc.	649,971	11,121,004	1.6%
International Bancshares Corp.	491,024	13,031,777	1.8%
MB Financial, Inc.	285,938	9,395,923	1.3%
Northwest Bancshares, Inc.	737,860	9,245,386	1.3%
Platinum
Underwriters Holdings, Ltd.	110,319	8,099,621	1.1%
Primerica, Inc.	225,870	12,255,706	1.7%
Summit Hotel Properties, Inc.	584,409	7,270,048	1.0%
Webster Financial Corp.	437,450	14,230,249	2.0%
OTHER SECURITIES		40,061,482	5.5%
		140,714,541
Health care - 12.2%
Allscripts
Healthcare Solutions, Inc. (I)	595,730	7,607,472	1.1%
Amsurg Corp. (I)	148,130	8,107,155	1.1%
Charles River
Laboratories International, Inc. (I)	270,180	17,194,255	2.4%
Haemonetics Corp. (I)	219,530	8,214,813	1.1%
ICU Medical, Inc. (I)	157,316	12,884,180	1.8%

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Health care (continued)
STERIS Corp. (L)	176,640	$11,455,104	1.6%
OTHER SECURITIES		22,435,185	3.1%
		87,898,164
Industrials - 23.3%
ACCO Brands Corp. (I)	1,136,520	10,240,045	1.4%
Albany International Corp., Class A	373,904	14,204,613	2.0%
Cubic Corp.	292,920	15,419,309	2.1%
ESCO Technologies, Inc.	247,712	9,140,573	1.3%
FTI Consulting, Inc. (I)	209,330	8,086,418	1.1%
G&K Services, Inc., Class A	254,950	18,063,208	2.5%
GATX Corp.	221,920	12,769,277	1.8%
Matthews
International Corp., Class A	232,600	11,320,642	1.6%
Mueller Industries, Inc.	528,140	18,030,700	2.5%
SP Plus Corp. (I)	450,818	11,374,138	1.6%
United Stationers, Inc.	344,228	14,512,652	2.0%
UTi Worldwide, Inc. (I)(L)	634,800	7,662,036	1.0%
OTHER SECURITIES		17,048,681	2.4%
		167,872,292
Information technology - 11.8%
Belden, Inc.	325,319	25,638,390	3.6%
Diebold, Inc.	290,110	10,049,410	1.4%
Forrester Research, Inc.	263,013	10,352,192	1.4%
MAXIMUS, Inc.	134,069	7,352,344	1.0%
Micrel, Inc.	525,018	7,618,011	1.1%
ScanSource, Inc. (I)	292,330	11,739,973	1.6%
OTHER SECURITIES		12,337,928	1.7%
		85,088,248
Materials - 7.2%
Deltic Timber Corp.	146,876	10,046,318	1.4%
Greif, Inc., Class A	187,580	8,859,403	1.2%
Innospec, Inc.	186,750	7,974,225	1.1%
Sensient Technologies Corp.	196,700	11,868,878	1.6%
OTHER SECURITIES		13,451,597	1.9%
		52,200,421
Utilities - 3.0%
The Laclede Group, Inc.	147,010	7,820,932	1.1%
WGL Holdings, Inc.	142,360	7,775,703	1.1%
OTHER SECURITIES		6,228,605	0.8%
		21,825,240
TOTAL COMMON STOCKS (Cost $479,103,398)		$691,647,337
SECURITIES LENDING COLLATERAL - 3.1%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	2,248,686	22,499,450	3.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $22,500,667)		$22,499,450

Small Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 4.5%
Repurchase agreement - 4.5%
Bank of America Tri-Party
Repurchase Agreement dated
12/31/2014 at 0.070% to be
repurchased at $32,600,127 on
01/02/2015, collateralized by
$23,228,700 U.S. Treasury Bonds,
5.000% due 05/15/2037 (valued at
$33,252,107, including interest)	$32,600,000	$32,600,000	4.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $32,600,000)		$32,600,000
Total Investments (Small Cap Value Trust)
(Cost $534,204,065) - 103.5%		$746,746,787	103.5%
Other Assets And Liabilities, Net - (3.5%)		(25,015,043)	(3.5)%
TOTAL NET ASSETS - 100.0%		$721,731,744	100.0%

Small Company Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.2%
Consumer discretionary - 12.7%
G-III Apparel Group, Ltd. (I)	14,186	$1,432,928	1.1%
Group 1 Automotive, Inc.	13,083	1,172,498	0.9%
Jack in the Box, Inc.	26,194	2,094,472	1.6%
OTHER SECURITIES		12,343,317	9.1%
		17,043,215
Consumer staples - 1.4%
Lancaster Colony Corp.	11,953	1,119,279	0.8%
OTHER SECURITIES		797,042	0.6%
		1,916,321
Energy - 3.5%		4,729,296	3.5%
Financials - 8.1%
American Equity Investment Life
Holding Company	42,853	1,250,879	0.9%
Corrections Corp. of America	32,111	1,166,914	0.9%
Janus Capital Group, Inc.	78,239	1,261,995	1.0%
Stifel Financial Corp. (I)	29,173	1,488,406	1.1%
SVB Financial Group (I)	10,785	1,251,815	0.9%
OTHER SECURITIES		4,401,489	3.3%
		10,821,498
Health care - 21.6%
Alnylam Pharmaceuticals, Inc. (I)	11,970	1,161,090	0.9%
Chemed Corp.	12,836	1,356,380	1.0%
Community Health Systems, Inc. (I)	24,864	1,340,667	1.0%
DexCom, Inc. (I)	24,493	1,348,340	1.0%
Exact Sciences Corp. (I)	63,058	1,730,312	1.3%
Incyte Corp., Ltd. (I)	21,155	1,546,642	1.1%
Nektar Therapeutics (I)	79,415	1,230,933	0.9%
NPS Pharmaceuticals, Inc. (I)	32,448	1,160,665	0.9%
NuVasive, Inc. (I)	28,151	1,327,601	1.0%
PAREXEL International Corp. (I)	20,692	1,149,648	0.9%
STERIS Corp.	21,784	1,412,692	1.1%
VCA Antech, Inc. (I)	34,766	1,695,538	1.3%
OTHER SECURITIES		12,527,508	9.2%
		28,988,016

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials - 17.1%
Acuity Brands, Inc.	9,928	$1,390,615	1.0%
AO Smith Corp.	28,642	1,615,695	1.2%
Forward Air Corp.	23,104	1,163,748	0.9%
ITT Corp.	30,104	1,218,008	0.9%
Knight Transportation, Inc.	46,385	1,561,319	1.2%
Lincoln Electric Holdings, Inc.	19,237	1,329,084	1.0%
Pitney Bowes, Inc.	51,653	1,258,784	0.9%
Swift Transportation Company (I)	49,054	1,404,416	1.1%
WABCO Holdings, Inc. (I)	12,079	1,265,638	0.9%
Wabtec Corp.	21,082	1,831,815	1.4%
Watsco, Inc.	10,695	1,144,365	0.9%
OTHER SECURITIES		7,666,265	5.7%
		22,849,752
Information technology - 28.3%
ARRIS Group, Inc. (I)	47,163	1,423,851	1.1%
Atmel Corp. (I)	142,139	1,193,257	0.9%
Cavium, Inc. (I)	19,992	1,235,905	0.9%
CoStar Group, Inc. (I)	11,128	2,043,435	1.5%
Cray, Inc. (I)	37,697	1,299,793	1.0%
EPAM Systems, Inc. (I)	24,624	1,175,796	0.9%
Guidewire Software, Inc. (I)	23,021	1,165,553	0.9%
Manhattan Associates, Inc. (I)	66,734	2,717,408	2.0%
MicroStrategy, Inc., Class A (I)	7,548	1,225,795	0.9%
Qlik Technologies, Inc. (I)	36,930	1,140,768	0.9%
SolarWinds, Inc. (I)	23,329	1,162,484	0.9%
SYNNEX Corp.	19,505	1,524,511	1.1%
OTHER SECURITIES		20,681,276	15.3%
		37,989,832
Materials - 3.1%
Berry Plastics Group, Inc. (I)	40,772	1,286,357	1.0%
PolyOne Corp.	32,885	1,246,670	0.9%
OTHER SECURITIES		1,603,127	1.2%
		4,136,154
Telecommunication services - 1.5%
SBA
Communications Corp., Class A (I)	17,645	1,954,360	1.5%
Utilities - 0.9%
ITC Holdings Corp.	29,895	1,208,655	0.9%
Total Common stocks (Cost $95,825,691)		$131,637,099
RIGHTS - 0.0%
Health care - 0.0%
Community Health Systems, Inc.
(Expiration
Date: 01/27/2016) (I)(N)	74,236	1,856	0.0%
Total Rights (Cost $4,825)		$1,856
SECURITIES LENDING COLLATERAL - 4.4%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	593,903	5,942,360	4.4%
Total Securities lending collateral (Cost $5,942,650)		$5,942,360

Small Company Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 1.9%
Money market funds - 1.9%
State Street Institutional Liquid
Reserves Fund, 0.0718% (Y)	2,570,106	2,570,106	1.9%
Total Short-term investments (Cost $2,570,106)		$2,570,106
Total Investments (Small Company Growth Trust)
(Cost $104,343,272) - 104.5%		$140,151,421	104.5%
Other Assets And Liabilities, Net - (4.5%)		(6,037,273)	(4.5)%
TOTAL NET ASSETS - 100.0%		$134,114,148	100.0%

Small Company Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.6%
Consumer discretionary - 12.8%
Aaron’s, Inc.	201,600	$6,162,912	1.7%
Drew Industries, Inc. (I)	76,900	3,927,282	1.1%
Meritage Homes Corp. (I)	79,100	2,846,809	0.8%
Pool Corp.	55,400	3,514,576	1.0%
OTHER SECURITIES		29,294,560	8.2%
		45,746,139
Consumer staples - 1.0%		3,601,337	1.0%
Energy - 3.9%		14,058,091	3.9%
Financials - 26.6%
Acadia Realty Trust	93,300	2,988,399	0.8%
CBL & Associates Properties, Inc.	126,400	2,454,688	0.7%
East West Bancorp, Inc.	160,600	6,216,826	1.7%
Glacier Bancorp, Inc.	125,800	3,493,466	1.0%
Hercules Technology
Growth Capital, Inc. (L)	161,900	2,409,072	0.7%
Home BancShares, Inc.	171,400	5,512,224	1.5%
Kilroy Realty Corp.	45,000	3,108,150	0.9%
LaSalle Hotel Properties	90,300	3,654,441	1.0%
Potlatch Corp.	57,600	2,411,712	0.7%
ProAssurance Corp.	134,000	6,050,100	1.7%
Redwood Trust, Inc.	122,300	2,409,310	0.7%
Signature Bank (I)	24,900	3,136,404	0.9%
SVB Financial Group (I)	43,600	5,060,652	1.4%
Wintrust Financial Corp.	78,100	3,651,956	1.0%
OTHER SECURITIES		42,417,731	11.9%
		94,975,131
Health care - 5.2%
Halyard Health, Inc. (I)(L)	67,600	3,073,772	0.8%
National Healthcare Corp.	41,900	2,632,996	0.7%
West Pharmaceutical Services, Inc.	99,000	5,270,760	1.5%
OTHER SECURITIES		7,672,264	2.2%
		18,649,792
Industrials - 23.1%
Alaska Air Group, Inc.	113,700	6,794,712	1.9%
Beacon Roofing Supply, Inc. (I)	147,000	4,086,600	1.1%
CIRCOR International, Inc.	39,800	2,399,144	0.7%
ESCO Technologies, Inc.	72,300	2,667,870	0.7%
G&K Services, Inc., Class A	56,200	3,981,770	1.1%
Genesee &
Wyoming, Inc., Class A (I)	64,200	5,772,864	1.6%
Kirby Corp. (I)	34,900	2,817,826	0.8%
Landstar System, Inc.	97,300	7,057,169	2.0%

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials (continued)
Matthews
International Corp., Class A	72,000	$3,504,240	1.0%
McGrath RentCorp.	116,030	4,160,836	1.2%
MSA Safety, Inc.	55,600	2,951,804	0.8%
Nordson Corp.	50,500	3,936,980	1.1%
Universal Forest Products, Inc.	45,600	2,425,920	0.7%
OTHER SECURITIES		30,192,672	8.4%
		82,750,407
Information technology - 10.6%
Advanced Energy Industries, Inc. (I)	104,500	2,476,650	0.7%
Belden, Inc.	57,100	4,500,051	1.3%
Cabot Microelectronics Corp. (I)	64,300	3,042,676	0.9%
Littelfuse, Inc.	43,200	4,176,144	1.2%
SYNNEX Corp.	57,900	4,525,464	1.3%
OTHER SECURITIES		19,196,266	5.2%
		37,917,251
Materials - 8.7%
AptarGroup, Inc.	71,100	4,752,324	1.3%
Clearwater Paper Corp. (I)	47,300	3,242,415	0.9%
Deltic Timber Corp.	37,300	2,551,320	0.7%
Innospec, Inc.	121,000	5,166,700	1.5%
Minerals Technologies, Inc.	52,000	3,611,400	1.0%
OTHER SECURITIES		11,650,410	3.3%
		30,974,569
Telecommunication services - 0.1%		297,360	0.1%
Utilities - 4.6%
Cleco Corp.	70,100	3,823,254	1.1%
El Paso Electric Company	65,500	2,623,930	0.7%
NorthWestern Corp.	54,900	3,106,242	0.9%
Southwest Gas Corp.	49,700	3,071,957	0.8%
OTHER SECURITIES		3,954,498	1.1%
		16,579,881
TOTAL COMMON STOCKS (Cost $222,536,144)		$345,549,958
INVESTMENT COMPANIES - 0.2%
Financials - 0.2%		691,424	0.2%
TOTAL INVESTMENT COMPANIES (Cost $403,071)		$691,424
SECURITIES LENDING COLLATERAL - 2.4%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	862,940	8,634,233	2.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,634,489)		$8,634,233
SHORT-TERM INVESTMENTS - 3.5%
Money market funds - 3.5%
T.Rowe Price Reserve Investment
Fund, 0.0662% (Y)	11,625,696	11,625,696	3.2%
OTHER SECURITIES		913,061	0.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $12,538,757)		$12,538,757
Total Investments (Small Company Value Trust)
(Cost $244,112,461) - 102.7%		$367,414,372	102.7%
Other Assets And Liabilities, Net - (2.7%)		(9,512,718)	(2.7)%
TOTAL NET ASSETS - 100.0%		$357,901,654	100.0%

Strategic Equity Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.3%
Consumer discretionary - 11.8%
Amazon.com, Inc. (I)	134,036	$41,598,073	0.4%
Comcast Corp., Class A	909,477	52,758,761	0.5%
The Home Depot, Inc.	465,243	48,836,558	0.5%
The Walt Disney Company	550,727	51,872,976	0.5%
Toyota Motor Corp.	691,352	43,083,221	0.4%
OTHER SECURITIES		1,083,644,229	9.5%
		1,321,793,818
Consumer staples - 9.1%
Altria Group, Inc.	697,768	34,379,029	0.3%
Coca-Cola Company	1,391,605	58,753,563	0.5%
CVS Health Corp.	404,738	38,980,317	0.4%
Nestle SA	815,845	59,475,904	0.5%
PepsiCo, Inc.	528,331	49,958,979	0.5%
Philip Morris International, Inc.	548,436	44,670,112	0.4%
The Procter & Gamble Company	953,957	86,895,943	0.8%
Wal-Mart Stores, Inc.	557,484	47,876,726	0.4%
OTHER SECURITIES		593,701,801	5.3%
		1,014,692,374
Energy - 6.9%
Chevron Corp.	667,358	74,864,220	0.7%
Exxon Mobil Corp.	1,494,905	138,203,967	1.3%
Royal Dutch Shell PLC, A Shares	997,616	33,293,327	0.3%
Royal Dutch Shell PLC, B Shares	617,270	21,327,333	0.2%
Schlumberger, Ltd.	454,217	38,794,674	0.4%
OTHER SECURITIES		462,786,681	4.0%
		769,270,202
Financials - 19.4%
Bank of America Corp.	3,712,352	66,413,977	0.6%
Berkshire
Hathaway, Inc., Class B (I)	643,772	96,662,366	0.9%
Citigroup, Inc.	1,069,508	57,871,078	0.5%
HSBC Holdings PLC	4,844,264	45,777,136	0.4%
JPMorgan Chase & Company	1,319,581	82,579,379	0.8%
State Street Corp.	147,344	11,566,504	0.1%
Wells Fargo & Company	1,666,710	91,369,042	0.8%
OTHER SECURITIES		1,716,555,889	15.3%
		2,168,795,371
Health care - 12.6%
AbbVie, Inc.	562,445	36,806,401	0.3%
Amgen, Inc.	268,535	42,774,940	0.4%
Bristol-Myers Squibb Company	585,591	34,567,437	0.3%
Gilead Sciences, Inc. (I)	532,590	50,201,933	0.5%
Johnson & Johnson	988,143	103,330,114	0.9%
Merck & Company, Inc.	1,006,406	57,153,797	0.5%
Novartis AG	581,804	53,958,525	0.5%
Pfizer, Inc.	2,224,118	69,281,276	0.6%
Roche Holding AG	177,695	48,145,073	0.4%
UnitedHealth Group, Inc.	338,875	34,256,874	0.3%
OTHER SECURITIES		874,224,566	7.9%
		1,404,700,936
Industrials - 11.1%
3M Company	226,251	37,177,564	0.4%
General Electric Company	3,544,662	89,573,609	0.8%
Union Pacific Corp.	313,946	37,400,387	0.4%
United Technologies Corp.	299,301	34,419,615	0.3%
OTHER SECURITIES		1,042,829,711	9.2%
		1,241,400,886
Information technology - 14.6%
Apple, Inc.	2,070,434	228,534,505	2.1%

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Cisco Systems, Inc.	1,805,155	$50,210,386	0.5%
Facebook, Inc., Class A (I)	738,168	57,591,867	0.5%
Google, Inc., Class A (I)	100,629	53,399,785	0.5%
Google, Inc., Class C (I)	100,540	52,924,256	0.5%
Intel Corp.	1,706,801	61,939,808	0.6%
International
Business Machines Corp.	324,922	52,130,486	0.5%
Microsoft Corp.	2,909,998	135,169,407	1.2%
Oracle Corp.	1,142,034	51,357,269	0.5%
QUALCOMM, Inc.	586,928	43,626,358	0.4%
Visa, Inc., Class A	172,441	45,214,030	0.4%
OTHER SECURITIES		797,992,578	6.9%
		1,630,090,735
Materials - 4.6%		518,625,183	4.6%
Telecommunication services - 2.8%
AT&T, Inc.	1,830,889	61,499,562	0.6%
Verizon Communications, Inc.	1,464,842	68,525,309	0.6%
OTHER SECURITIES		178,278,997	1.6%
		308,303,868
Utilities - 3.4%		382,986,157	3.4%
TOTAL COMMON STOCKS (Cost $8,489,034,239)		$10,760,659,530
PREFERRED SECURITIES - 0.2%
Consumer discretionary - 0.1%		13,409,083	0.1%
Consumer staples - 0.1%		4,837,611	0.1%
TOTAL PREFERRED
SECURITIES (Cost $15,585,522)		$18,246,694
Rights 0.0%		416,099	0.0%
TOTAL RIGHTS (Cost $381,725)		$416,099
Warrants 0.0%		81,525	0.0%
TOTAL WARRANTS (Cost $0)		$81,525
SECURITIES LENDING COLLATERAL - 1.0%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	11,874,693	118,813,433	1.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $118,818,618)		$118,813,433
SHORT-TERM INVESTMENTS - 3.0%
Repurchase agreement - 3.0%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at
$336,542,000 on 01/02/2015,
collateralized by $302,220,000
U.S. Treasury Bonds, 2.875% -
3.750% due 05/15/2043 -
11/15/2043 (valued at
$343,286,590, including interest)	$336,542,000	$336,542,000	3.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $336,542,000)		$336,542,000
Total Investments (Strategic Equity Allocation Trust)
(Cost $8,960,362,104) - 100.5%		$11,234,759,281	100.5%
Other Assets And Liabilities, Net - (0.5%)		(58,331,591)	(0.5)%
TOTAL NET ASSETS - 100.0%		$11,176,427,690	100.0%

Total Stock Market Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 95.9%
Consumer discretionary - 12.6%
Amazon.com, Inc. (I)	10,808	$3,354,263	0.6%
Comcast Corp., Class A	60,566	3,513,434	0.6%
McDonald’s Corp.	22,985	2,153,695	0.4%
The Home Depot, Inc.	31,469	3,303,301	0.6%
The Walt Disney Company	40,151	3,781,823	0.6%
OTHER SECURITIES		60,120,090	9.8%
		76,226,606
Consumer staples - 8.6%
Altria Group, Inc.	46,404	2,286,325	0.4%
Coca-Cola Company	102,601	4,331,814	0.7%
CVS Health Corp.	27,072	2,607,304	0.4%
PepsiCo, Inc.	35,251	3,333,335	0.6%
Philip Morris International, Inc.	36,566	2,978,301	0.5%
The Procter & Gamble Company	63,310	5,766,908	1.0%
Wal-Mart Stores, Inc.	75,381	6,473,720	1.1%
OTHER SECURITIES		23,863,800	3.9%
		51,641,507
Energy - 8.6%
Chevron Corp.	44,399	4,980,680	0.8%
Exxon Mobil Corp.	99,733	9,220,316	1.5%
Kinder Morgan, Inc.	52,191	2,208,201	0.4%
Schlumberger, Ltd.	30,332	2,590,656	0.4%
OTHER SECURITIES		32,560,663	5.5%
		51,560,516
Financials - 17.2%
American Express Company	24,459	2,275,665	0.4%
Bank of America Corp.	245,998	4,400,904	0.8%
Berkshire
Hathaway, Inc., Class B (I)	57,603	8,649,090	1.5%
Citigroup, Inc.	70,972	3,840,296	0.7%
JPMorgan Chase & Company	87,970	5,505,163	0.9%
State Street Corp.	9,921	778,799	0.2%
Wells Fargo & Company	122,048	6,690,671	1.1%
OTHER SECURITIES		71,191,768	11.6%
		103,332,356
Health care - 12.5%
AbbVie, Inc.	37,209	2,434,957	0.4%
Amgen, Inc.	17,742	2,826,123	0.5%
Bristol-Myers Squibb Company	38,765	2,288,298	0.4%
Gilead Sciences, Inc. (I)	35,329	3,330,112	0.6%
Johnson & Johnson	65,967	6,898,169	1.2%
Merck & Company, Inc.	67,440	3,829,918	0.7%
Pfizer, Inc.	148,253	4,618,081	0.8%
UnitedHealth Group, Inc.	22,717	2,296,462	0.4%
OTHER SECURITIES		46,638,374	7.5%
		75,160,494
Industrials - 10.3%
3M Company	15,161	2,491,256	0.4%
General Electric Company	234,727	5,931,551	1.0%
The Boeing Company	16,870	2,192,763	0.4%
Union Pacific Corp.	20,973	2,498,513	0.4%
United Parcel Service, Inc., Class B	21,353	2,373,813	0.4%
United Technologies Corp.	21,420	2,463,300	0.4%
OTHER SECURITIES		44,116,390	7.3%
		62,067,586
Information technology - 18.0%
Apple, Inc.	139,975	15,450,441	2.6%
Cisco Systems, Inc.	119,814	3,332,626	0.6%
Facebook, Inc., Class A (I)	60,789	4,742,758	0.8%

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Google, Inc., Class C (I)	15,812	$8,323,437	1.4%
Intel Corp.	115,818	4,203,035	0.7%
International
Business Machines Corp.	23,312	3,740,177	0.6%
MasterCard, Inc., Class A	27,090	2,334,074	0.4%
Microsoft Corp.	192,666	8,949,336	1.5%
Oracle Corp.	104,155	4,683,850	0.8%
QUALCOMM, Inc.	39,238	2,916,561	0.5%
Visa, Inc., Class A	17,897	4,692,593	0.8%
OTHER SECURITIES		44,807,228	7.3%
		108,176,116
Materials - 3.3%		19,705,558	3.3%
Telecommunication services - 1.9%
AT&T, Inc.	121,127	4,068,656	0.7%
Verizon Communications, Inc.	96,833	4,529,848	0.7%
OTHER SECURITIES		2,981,416	0.5%
		11,579,920
Utilities - 2.9%		17,589,623	2.9%
TOTAL COMMON STOCKS (Cost $331,582,404)		$577,040,282
CORPORATE BONDS - 0.0%
Financials - 0.0%		$2,688	0.0%
TOTAL CORPORATE BONDS (Cost $2,564)		$2,688
Rights 0.0%		3,800	0.0%
TOTAL RIGHTS (Cost $4,291)		$3,800
Warrants 0.0%		496	0.0%
TOTAL WARRANTS (Cost $18,985)		$496
SECURITIES LENDING COLLATERAL - 1.4%
Securities lending collateral - 1.4%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	864,663	8,651,472	1.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,651,755)		$8,651,472
SHORT-TERM INVESTMENTS - 4.5%
Repurchase agreement - 4.5%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at
$26,809,000 on 01/02/2015,
collateralized by $22,695,000
U.S. Treasury Bonds, 3.750 % due
11/15/2043 (valued at
$27,347,475, including interest)	$26,809,000	$26,809,000	4.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $26,809,000)		$26,809,000
Total Investments (Total Stock Market Index Trust)
(Cost $367,068,999) - 101.8%		$612,507,738	101.8%
Other Assets And Liabilities, Net - (1.8%)		(10,707,469)	(1.8)%
TOTAL NET ASSETS - 100.0%		$601,800,269	100.0%

U.S. Equity Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.0%
Consumer discretionary - 9.7%
Amazon.com, Inc. (I)	121,471	$37,698,525	4.6%
Bed Bath & Beyond, Inc. (I)	64,500	4,912,965	0.6%
McDonald’s Corp.	99,151	9,290,449	1.1%
NIKE, Inc., Class B	92,020	8,847,723	1.1%
The TJX Companies, Inc.	46,500	3,188,970	0.4%
OTHER SECURITIES		16,135,814	1.9%
		80,074,446
Consumer staples - 17.8%
Coca-Cola Company	621,100	26,222,842	3.2%
Colgate-Palmolive Company	127,780	8,841,098	1.1%
Costco Wholesale Corp.	46,000	6,520,500	0.8%
PepsiCo, Inc.	83,976	7,940,771	1.0%
Philip Morris International, Inc.	432,784	35,250,257	4.3%
The Procter & Gamble Company	300,800	27,399,872	3.3%
Wal-Mart Stores, Inc.	160,880	13,816,374	1.7%
OTHER SECURITIES		20,760,062	2.4%
		146,751,776
Energy - 9.3%
Chevron Corp.	249,871	28,030,529	3.4%
ConocoPhillips	111,700	7,714,002	0.9%
Exxon Mobil Corp.	326,500	30,184,925	3.7%
Occidental Petroleum Corp.	51,835	4,178,419	0.5%
OTHER SECURITIES		6,550,141	0.8%
		76,658,016
Financials - 2.0%
JPMorgan Chase & Company	259,400	16,233,252	2.0%
OTHER SECURITIES		30,933	0.0%
		16,264,185
Health care - 20.4%
Abbott Laboratories	171,301	7,711,971	0.9%
Allergan, Inc.	27,974	5,946,993	0.7%
Amgen, Inc.	39,200	6,244,168	0.8%
Baxter International, Inc.	49,201	3,605,941	0.4%
Becton, Dickinson and Company	24,000	3,339,840	0.4%
Biogen Idec, Inc. (I)	18,934	6,427,146	0.8%
Covidien PLC	149,100	15,249,948	1.9%
Eli Lilly & Company	57,501	3,966,994	0.5%
Express Scripts Holding Company (I)	497,972	42,163,289	5.1%
Johnson & Johnson	291,300	30,461,241	3.7%
Stryker Corp.	39,800	3,754,334	0.5%
UnitedHealth Group, Inc.	117,622	11,890,408	1.4%
OTHER SECURITIES		26,786,671	3.3%
		167,548,944
Industrials - 6.7%
3M Company	95,800	15,741,856	1.9%
Danaher Corp.	74,000	6,342,540	0.8%
Emerson Electric Company	86,600	5,345,818	0.7%
Honeywell International, Inc.	35,600	3,557,152	0.4%
Illinois Tool Works, Inc.	41,841	3,962,343	0.5%
Precision Castparts Corp.	14,700	3,540,936	0.4%
OTHER SECURITIES		16,684,297	2.0%
		55,174,942
Information technology - 30.8%
Accenture PLC, Class A	90,300	8,064,693	1.0%
Apple, Inc.	331,820	36,626,292	4.5%
Cisco Systems, Inc.	661,419	18,397,369	2.2%
Cognizant Technology
Solutions Corp., Class A (I)	69,500	3,659,870	0.4%
eBay, Inc. (I)	98,111	5,505,989	0.7%

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
EMC Corp.	240,500	$7,152,470	0.9%
Google, Inc., Class A (I)	64,017	33,971,261	4.1%
Google, Inc., Class C (I)	9,121	4,801,294	0.6%
International
Business Machines Corp.	80,102	12,851,565	1.6%
MasterCard, Inc., Class A	78,849	6,793,630	0.8%
Microsoft Corp.	811,736	37,705,137	4.6%
Oracle Corp.	777,239	34,952,438	4.2%
QUALCOMM, Inc.	255,002	18,954,299	2.3%
Teradata Corp. (I)	102,600	4,481,568	0.5%
OTHER SECURITIES		19,056,779	2.4%
		252,974,654
Materials - 1.3%
Monsanto Company	69,400	8,291,218	1.0%
OTHER SECURITIES		2,575,493	0.3%
		10,866,711
TOTAL COMMON STOCKS (Cost $671,209,040)		$806,313,674
RIGHTS - 0.0%
Health care - 0.0%		598	0.0%
TOTAL RIGHTS (Cost $1,554)		$598
Securities lending collateral 0.2%		1,595,544	0.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,595,633)		$1,595,544
SHORT-TERM INVESTMENTS - 1.9%
Money market funds - 1.9%
State Street Institutional Treasury
Money Market Fund, 0.0731%, (Y)	15,427,411	15,427,411	1.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $15,427,411)		$15,427,411
Total Investments (U.S. Equity Trust)
(Cost $688,233,638) - 100.1%		$823,337,227	100.1%
Other Assets And Liabilities, Net - (0.1%)		(936,674)	(0.1)%
TOTAL NET ASSETS - 100.0%		$822,400,553	100.0%

Utilities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 89.7%
Consumer discretionary - 10.2%
Altice SA (I)	70,828	$5,602,114	1.1%
Charter
Communications, Inc., Class A (I)	30,735	5,121,061	1.0%
Comcast Corp., Special Class A (L)	268,889	15,478,595	3.1%
Liberty Global PLC, Series A (I)	36,100	1,812,401	0.4%
Liberty Global PLC, Series C (I)	213,154	10,297,470	2.0%
Time Warner Cable, Inc.	51,333	7,805,696	1.6%
OTHER SECURITIES		5,356,654	1.0%
		51,473,991
Energy - 16.8%
Anadarko Petroleum Corp.	48,226	3,978,645	0.8%
Enbridge, Inc.	109,723	5,641,980	1.1%
Energen Corp.	59,509	3,794,294	0.7%

Utilities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy (continued)
Energy Transfer Equity LP	90,913	$5,216,588	1.0%
EQT Corp.	51,630	3,908,391	0.8%
Kinder Morgan, Inc.	285,909	12,096,810	2.4%
ONEOK, Inc.	77,840	3,875,654	0.8%
Plains GP Holdings LP, Class A	309,495	7,947,832	1.6%
The Williams Companies, Inc.	286,590	12,879,355	2.6%
OTHER SECURITIES		25,446,727	5.0%
		84,786,276
Financials - 1.3%
American Tower Corp.	65,865	6,510,755	1.3%
Information technology - 0.4%		2,002,527	0.4%
Telecommunication services - 11.8%
Bezeq The
Israeli
Telecommunication Corp., Ltd.	2,187,279	3,879,829	0.8%
Com Hem Holding AB (I)	581,131	4,680,410	0.9%
Hellenic
Telecommunications
Organization SA (I)	326,769	3,573,123	0.7%
SBA
Communications Corp.,
Class A (I)	54,284	6,012,496	1.2%
T-Mobile US, Inc. (I)	19,928	536,860	0.1%
TDC A/S	811,360	6,188,164	1.2%
Telecom Italia SpA (I) (L)	246,287	262,662	0.1%
Telecom Italia SpA	5,851,100	4,891,779	1.0%
Verizon Communications, Inc.	91,305	4,271,248	0.9%
Vodafone Group PLC	1,612,622	5,529,078	1.1%
OTHER SECURITIES		19,304,522	3.8%
		59,130,171
Utilities - 49.2%
AES Corp.	634,226	8,733,292	1.7%
ALLETE, Inc.	72,532	3,999,414	0.8%
American Electric
Power Company, Inc.	141,590	8,597,345	1.7%
Calpine Corp. (I)	475,221	10,516,641	2.1%
CMS Energy Corp.	142,983	4,968,659	1.0%
Dominion Resources, Inc.	25,963	1,996,555	0.4%
Dynegy, Inc. (I)	333,964	10,135,807	2.0%
EDP - Energias de Portugal SA	2,367,123	9,178,853	1.8%
EDP Renovaveis SA	1,490,754	9,701,316	1.9%
Enagas SA	160,693	5,068,422	1.0%
Enel SpA	1,016,286	4,530,110	0.9%
Exelon Corp.	358,888	13,307,567	2.6%
GDF Suez	222,929	5,198,486	1.0%
NextEra Energy, Inc.	172,282	18,311,854	3.6%
NRG Energy, Inc.	514,084	13,854,564	2.8%
OGE Energy Corp.	266,814	9,466,561	1.9%
PG&E Corp.	64,816	3,450,804	0.7%
Pinnacle West Capital Corp.	51,741	3,534,428	0.7%
PPL Corp.	505,834	18,376,949	3.7%
Public Service
Enterprise Group, Inc.	272,063	11,266,129	2.2%
Red Electrica Corp. SA (L)	53,709	4,734,523	0.9%
Sempra Energy	109,521	12,196,259	2.4%
Snam SpA	847,887	4,196,378	0.8%
SSE PLC	161,027	4,068,683	0.8%
OTHER SECURITIES		48,118,370	9.8%
		247,507,969
TOTAL COMMON STOCKS (Cost $418,144,523)		$451,411,689

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED SECURITIES - 7.1%
Telecommunication services - 1.0%
T-Mobile US, Inc., 5.500% (I)	70,874	3,755,613	0.7%
OTHER SECURITIES		1,333,216	0.3%
		5,088,829
Utilities - 6.1%
Dominion Resources, Inc., 6.000%	$62,844	3,778,181	0.7%
Dominion Resources, Inc., 6.125%	51,696	3,102,277	0.6%
Dominion Resources, Inc., 6.375%	61,317	3,189,097	0.6%
Dynegy, Inc., 5.375% (I)	54,532	5,562,264	1.1%
Exelon Corp., 6.500%	133,767	7,022,768	1.4%
NextEra Energy, Inc.	68,191	4,564,706	0.9%
NextEra Energy, Inc., 5.799%	22,023	1,270,507	0.3%
OTHER SECURITIES		2,298,402	0.5%
		30,788,202
TOTAL PREFERRED
SECURITIES (Cost $35,464,933)		$35,877,031
CORPORATE BONDS - 0.1%
Utilities - 0.1%		$562,820	0.1%
TOTAL CORPORATE BONDS (Cost $546,022)		$562,820
SECURITIES LENDING COLLATERAL - 5.0%
John Hancock Collateral
Investment Trust,
0.0896% (W) (Y)	2,541,465	25,428,883	5.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $25,429,590)		$25,428,883
SHORT-TERM INVESTMENTS - 1.5%
Commercial paper - 0.7%		$3,187,996	0.7%
Repurchase agreement - 0.8%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at
$4,125,000 on 01/02/2015,
collateralized by $4,270,000
U.S. Treasury Notes, 0.750% due
02/28/2018 (valued at $4,211,501,
including interest)	$4,125,000	4,125,000	0.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,312,996)		$7,312,996
Total Investments (Utilities Trust)
(Cost $486,898,064) - 103.4%		$520,593,419	103.4%
Other Assets And Liabilities, Net - (3.4%)		(17,202,124)	(3.4)%
TOTAL NET ASSETS - 100.0%		$503,391,295	100.0%

Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.4%
Consumer discretionary - 9.9%
Advance Auto Parts, Inc.	92,868	$14,792,015	2.2%
Ascena Retail Group, Inc. (I)	575,149	7,223,871	1.1%
Dana Holding Corp.	660,992	14,369,966	2.2%
Gannett Company, Inc.	266,321	8,503,630	1.3%

Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Johnson Controls, Inc.	423,041	$20,449,802	3.1%
		65,339,284
Consumer staples - 2.7%
ConAgra Foods, Inc.	486,278	17,642,166	2.7%
Energy - 4.6%
Amec Foster Wheeler PLC	38,139	493,519	0.1%
Amec Foster Wheeler PLC	942,807	12,451,427	1.9%
Newfield Exploration Company (I)	232,585	6,307,705	0.9%
The Williams Companies, Inc.	256,961	11,547,827	1.7%
		30,800,478
Financials - 27.4%
ACE, Ltd.	90,150	10,356,432	1.6%
American Capital, Ltd. (I)	835,965	12,213,449	1.8%
Arthur J. Gallagher & Company	205,344	9,667,596	1.5%
BB&T Corp.	410,189	15,952,250	2.4%
Comerica, Inc.	354,273	16,594,147	2.5%
FNF Group	497,021	17,122,373	2.6%
Forest City
Enterprises, Inc., Class A (I)	885,959	18,870,927	2.8%
Marsh & McLennan Companies, Inc.	247,831	14,185,846	2.1%
Northern Trust Corp.	229,370	15,459,538	2.3%
Stifel Financial Corp. (I)	321,596	16,407,828	2.5%
Willis Group Holdings PLC	251,575	11,273,076	1.7%
Wintrust Financial Corp.	315,487	14,752,172	2.2%
Zions Bancorporation	320,814	9,146,407	1.4%
		182,002,041
Health care - 11.9%
Brookdale Senior Living, Inc. (I)	394,664	14,472,329	2.2%
CareFusion Corp. (I)	261,313	15,506,313	2.4%
HealthSouth Corp.	437,566	16,828,788	2.5%
PerkinElmer, Inc.	284,057	12,421,813	1.9%
Universal Health
Services, Inc., Class B	174,145	19,375,373	2.9%
		78,604,616
Industrials - 19.1%
Clean Harbors, Inc. (I)	125,961	6,052,426	0.9%
Ingersoll-Rand PLC	259,863	16,472,716	2.5%
Masco Corp.	542,894	13,680,929	2.1%
Owens Corning	459,950	16,470,810	2.5%
Pentair PLC	221,193	14,691,639	2.2%
Snap-on, Inc.	118,384	16,187,828	2.4%
Swift Transportation Company (I)	153,413	4,392,214	0.7%
Textron, Inc.	391,063	16,467,663	2.5%
The Babcock & Wilcox Company	447,228	13,551,008	2.0%
UTi Worldwide, Inc. (I)	745,310	8,995,892	1.3%
		126,963,125
Information technology - 12.9%
Cadence Design Systems, Inc. (I)	810,624	15,377,537	2.3%
Ciena Corp. (I)	793,538	15,402,573	2.3%
Citrix Systems, Inc. (I)	323,552	20,642,618	3.1%
Diebold, Inc.	133,963	4,640,478	0.7%
NetApp, Inc.	268,410	11,125,595	1.7%
Teradata Corp. (I)	417,190	18,222,859	2.8%
		85,411,660
Materials - 4.4%
Eastman Chemical Company	197,163	14,956,785	2.3%
W.R. Grace & Company (I)	146,478	13,972,536	2.1%
		28,929,321

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Telecommunication services - 2.4%
Level 3 Communications, Inc. (I)	326,966	$16,145,581	2.4%
Utilities - 3.1%
CenterPoint Energy, Inc.	261,126	6,118,182	0.9%
Edison International	224,680	14,712,046	2.2%
		20,830,228
TOTAL COMMON STOCKS (Cost $532,628,905)		$652,668,500
SHORT-TERM INVESTMENTS - 2.8%
Money market funds - 2.8%
State Street Institutional Liquid
Reserves Fund, 0.0718% (Y)	18,715,458	18,715,458	2.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $18,715,458)		$18,715,458
Total Investments (Value Trust)
(Cost $551,344,363) - 101.2%		$671,383,958	101.2%
Other Assets And Liabilities, Net - (1.2%)		(7,887,843)	(1.2)%
TOTAL NET ASSETS - 100.0%		$663,496,115	100.0%

Percentages are based upon net assets.

Footnotes

Key to Security Abbreviations and Legend

ADR	American Depositary Receipts
GDR	Global Depositary Receipts
(A)	The subadvisor is an affiliate of the advisor.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(G)	The portfolio’s subadvisor is shown parenthetically.
(H)	Non-income producing — Issuer and/or security is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2014.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(R)	Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 10 of the Notes to Financial Statements.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2014.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust

Portfolio of investments — December 31, 2014 (showing percentage of total net assets)

Certain funds had the following country concentration as a percentage of total net assets on 12-31-14:

Alpha Opportunities Trust
United States	80.5%
United Kingdom	2.9%
Canada	2.6%
Switzerland	2.4%
Japan	2.0%
China	1.6%
Netherlands	1.4%
Ireland	1.3%
France	0.9%
Belgium	0.6%
Others countries	3.8%
Total	100.0%

Financial Industries Trust
United States	84.2%
United Kingdom	5.6%
Italy	2.6%
Bermuda	2.5%
Sweden	2.3%
Denmark	1.5%
Norway	0.8%
Switzerland	0.5%
Total	100.0%

Fundamental Large Cap Value Trust
United States	85.2%
United Kingdom	4.1%
Switzerland	2.7%
Netherlands	2.6%
Germany	2.3%
South Korea	2.1%
France	1.0%
Total	100.0%

Mutual Shares Trust
United States	79.9%
United Kingdom	8.0%
Switzerland	2.8%
Netherlands	2.6%
Israel	2.1%
Germany	1.3%
Denmark	1.2%
South Korea	1.1%
Canada	0.5%
Italy	0.3%
France	0.2%
Total	100.0%

Science & Technology Trust
United States	81.3%
China	6.6%
Japan	2.8%
Netherlands	2.0%
United Kingdom	2.0%
Singapore	1.6%
Israel	1.0%
South Korea	0.9%
Ireland	0.7%
France	0.6%
Other countries	0.5%
Total	100.0%

Strategic Equity Allocation Trust
United States	70.7%
Japan	5.9%
United Kingdom	5.5%
Switzerland	3.0%
France	2.6%
Germany	2.6%
Australia	2.1%
Netherlands	1.1%
Spain	1.0%
Hong Kong	0.9%
Other countries	4.6%
Total	100.0%

Utilities Trust
United States	68.0%
Spain	5.3%
United Kingdom	5.3%
Italy	2.9%
Brazil	2.8%
Canada	2.2%
Portugal	1.8%
Denmark	1.2%
France	1.1%
Hong Kong	1.1%
Other countries	8.3%
Total	100.0%

99

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	500 Index Trust B	All Cap Core Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Investments in unaffiliated issuers, at value	$3,349,237,364	$350,233,557	$770,293,469	$1,702,600,192
Investments in affiliated issuers, at value	6,001,657	13,372,413	26,822,193	—
Repurchase agreements, at value	120,274,000	—	11,100,000	—
Total investments, at value	3,475,513,021	363,605,970	808,215,662	1,702,600,192
Cash	20,516	—	105,454	—
Foreign currency, at value	—	—	5,199	—
Cash held at broker for futures contracts	5,620,000	384,989	—	—
Receivable for investments sold	—	—	1,746,850	1,465,541
Receivable for fund shares sold	—	—	—	112,155
Dividends and interest receivable	4,430,776	441,274	913,140	—
Receivable for securities lending income	7,906	23,364	44,250	—
Receivable for futures variation margin	—	128,660	—	—
Receivable due from advisor	34,269	—	—	—
Total assets	3,485,626,488	364,584,257	811,030,555	1,704,177,888

Liabilities
Foreign capital gains tax payable	—	—	30,195	—
Payable for investments purchased	—	—	2,052,286	—
Payable for fund shares repurchased	13,163,211	567,554	1,124,323	1,514,509
Payable upon return of securities loaned	6,018,075	13,381,353	26,831,989	—
Written options, at value	—	—	1,360	—
Payable for futures variation margin	1,477,986	—	—	—
Payable to affiliates
Accounting and legal services fees	35,550	3,640	8,085	17,546
Transfer agent expenses	—	—	—	—
Trustees’ fees	1,167	123	275	585
Investment management fees	—	—	—	—
Other liabilities and accrued expenses	246,048	36,313	102,989	55,626
Total liabilities	20,942,037	13,988,983	30,151,502	1,588,266
Net assets	$3,464,684,451	$350,595,274	$780,879,053	$1,702,589,622

Net assets consist of
Paid-in capital	$1,985,057,877	$543,804,153	$577,547,893	$950,166,233
Undistributed net investment income (loss)	12,318,504	704,907	1,807,974	11,151
Accumulated undistributed net realized gain (loss) on investments	(37,251,983)	(224,196,999)	116,424,897	88,353,099
Net unrealized appreciation (depreciation) on investments	1,504,560,053	30,283,213	85,098,289	664,059,139
Net assets	$3,464,684,451	$350,595,274	$780,879,053	$1,702,589,622
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,966,375,819	$320,078,269	$696,254,789	$1,038,541,053
Investments in affiliated issuers, at cost	$6,001,949	$13,373,148	$26,823,587	—
Foreign currency, at cost	—	—	$5,199	—
Premiums received on written options	—	—	$5,838	—
Securities loaned, unaffiliated issuers, at value	$5,776,999	$12,766,394	$25,588,162	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$1,879,869,630	$80,574,471	$754,978	$227,479,699
Shares outstanding	73,195,416	2,949,070	55,504	14,441,783
Net asset value, offering price and redemption price per share	$25.68	$27.32	$13.60	$15.75

Series II
Net assets	$55,207,056	$6,472,120	—	$1,319,507,707
Shares outstanding	2,147,587	237,348	—	83,770,983
Net asset value, offering price and redemption price per share	$25.71	$27.27	—	$15.75

Series III
Net assets	—	—	—	$155,602,216
Shares outstanding	—	—	—	9,881,334
Net asset value, offering price and redemption price per share	—	—	—	$15.75

Series NAV
Net assets	$1,529,607,765	$263,548,683	$780,124,075	—
Shares outstanding	59,570,692	9,643,125	57,298,642	—
Net asset value, offering price and redemption price per share	$25.68	$27.33	$13.62	—

100

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	American Global Growth Trust	American Growth Trust	American Growth- Income Trust	American International Trust
Investments in unaffiliated issuers, at value	$245,753,817	$1,028,236,082	$1,249,520,307	$606,536,523
Total investments, at value	245,753,817	1,028,236,082	1,249,520,307	606,536,523
Cash	60,245	—	—	—
Receivable for investments sold	1,256,352	8,271,687	5,321,269	—
Receivable for fund shares sold	68,877	—	315,907	10,344,842
Receivable due from advisor	1,253	—	—	—
Total assets	247,140,544	1,036,507,769	1,255,157,483	616,881,365

Liabilities
Payable for investments purchased	—	—	—	8,653,764
Payable for fund shares repurchased	1,316,218	8,233,440	5,595,268	1,668,834
Payable to affiliates
Accounting and legal services fees	2,576	10,714	13,019	6,255
Trustees’ fees	86	358	435	212
Other liabilities and accrued expenses	33,855	42,899	46,704	36,848
Total liabilities	1,352,735	8,287,411	5,655,426	10,365,913
Net assets	$245,787,809	$1,028,220,358	$1,249,502,057	$606,515,452

Net assets consist of
Paid-in capital	$206,816,852	$620,719,332	$695,276,368	$601,261,011
Undistributed net investment income (loss)	791	7,012	8,482	3,441
Accumulated undistributed net realized gain (loss) on investments	(5,113,896)	(25,492,491)	77,118,711	(134,755,535)
Net unrealized appreciation (depreciation) on investments	44,084,062	432,986,505	477,098,496	140,006,535
Net assets	$245,787,809	$1,028,220,358	$1,249,502,057	$606,515,452
Investments in unaffiliated issuers, including repurchase agreements, at cost	$201,669,755	$595,249,577	$772,421,811	$466,529,988

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$7,540,760	$117,813,962	$267,429,550	$88,568,680
Shares outstanding	475,539	4,894,870	11,143,457	4,799,554
Net asset value, offering price and redemption price per share	$15.86	$24.07	$24.00	$18.45

Series II
Net assets	$202,538,599	$803,973,912	$730,358,919	$468,188,208
Shares outstanding	12,797,498	33,516,451	30,487,451	25,392,181
Net asset value, offering price and redemption price per share	$15.83	$23.99	$23.96	$18.44

Series III
Net assets	$35,708,450	$106,432,484	$251,713,588	$49,758,564
Shares outstanding	2,257,512	4,437,718	10,504,949	2,704,953
Net asset value, offering price and redemption price per share	$15.82	$23.98	$23.96	$18.40

101

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	American New World Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust
Investments in unaffiliated issuers, at value	$70,760,819	$1,756,756,019	$1,028,065,294	$365,555,434
Investments in affiliated issuers, at value	—	13,004,817	14,246,828	—
Repurchase agreements, at value	—	—	—	1,415,000
Total investments, at value	70,760,819	1,769,760,836	1,042,312,122	366,970,434
Cash	—	—	—	1,868,874
Foreign currency, at value	—	14,712	—	449,292
Cash held at broker for futures contracts	—	—	—	667,794
Receivable for investments sold	—	635,628	7,421,177	2,204,280
Receivable for forward foreign currency exchange contracts	—	—	—	4,683
Receivable for fund shares sold	642,284	1,941,580	—	589,792
Dividends and interest receivable	—	768,337	892,051	1,242,961
Receivable for securities lending income	—	3,063	3,495	1,038
Receivable for futures variation margin	—	—	—	170,968
Total assets	71,403,103	1,773,124,156	1,050,628,845	374,170,116

Liabilities
Due to custodian	—	—	3,521,380	—
Payable for investments purchased	639,428	391,487	—	2,886,042
Payable for fund shares repurchased	188	486,239	242,190	—
Payable upon return of securities loaned	—	13,017,500	14,260,550	—
Written options, at value	—	—	—	2,610,573
Payable to affiliates
Accounting and legal services fees	723	18,150	10,714	3,807
Trustees’ fees	25	611	363	125
Other liabilities and accrued expenses	28,863	149,495	107,723	65,573
Total liabilities	669,227	14,063,482	18,142,920	5,566,120
Net assets	$70,733,876	$1,759,060,674	$1,032,485,925	$368,603,996

Net assets consist of
Paid-in capital	$74,218,316	$743,884,335	$542,890,240	$275,707,223
Undistributed net investment income (loss)	—	—	177,311	626,745
Accumulated undistributed net realized gain (loss) on investments	2,057,293	307,538,932	170,798,616	49,327,681
Net unrealized appreciation (depreciation) on investments	(5,541,733)	707,637,407	318,619,758	42,942,347
Net assets	$70,733,876	$1,759,060,674	$1,032,485,925	$368,603,996
Investments in unaffiliated issuers, including repurchase agreements, at cost	$76,302,552	$1,049,118,314	$709,445,634	$322,744,088
Investments in affiliated issuers, at cost	—	$13,004,659	$14,246,828	—
Foreign currency, at cost	—	$14,742	—	$452,665
Premiums received on written options	—	—	—	$1,158,922
Securities loaned, unaffiliated issuers, at value	—	$12,649,535	$13,831,730	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$16,350,057	$313,220,367	$195,995,313	$4,165,013
Shares outstanding	1,236,891	8,728,811	12,666,909	325,789
Net asset value, offering price and redemption price per share	$13.22	$35.88	$15.47	$12.78

Series II
Net assets	$52,568,871	$131,837,224	$72,609,748	$332,309,739
Shares outstanding	3,979,003	3,714,188	4,771,518	26,056,707
Net asset value, offering price and redemption price per share	$13.21	$35.50	$15.22	$12.75

Series III
Net assets	$1,814,948	—	—	—
Shares outstanding	137,688	—	—	—
Net asset value, offering price and redemption price per share	$13.18	—	—	—

Series NAV
Net assets	—	$1,314,003,083	$763,880,864	$32,129,244
Shares outstanding	—	36,640,335	49,335,745	2,517,029
Net asset value, offering price and redemption price per share	—	$35.86	$15.48	$12.76

102

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	Core Strategy Trust	Emerging Markets Value Trust	Equity- Income Trust	Financial Industries Trust
Investments in unaffiliated issuers, at value	$16,537	$825,108,829	$1,985,734,383	$175,747,334
Investments in affiliated issuers, at value	3,951,116,812	47,610,239	23,632,699	—
Repurchase agreements, at value	—	—	—	326,000
Total investments, at value	3,951,133,349	872,719,068	2,009,367,082	176,073,334
Cash	—	—	109,233	428,991
Foreign currency, at value	124	3,284,262	—	—
Receivable for investments sold	1,435,141	1,831,199	1,198,021	—
Receivable for fund shares sold	61,082	—	—	4,469
Dividends and interest receivable	602,348	187,404	2,829,582	145,676
Receivable for securities lending income	—	40,025	79,746	—
Receivable due from advisor	144	—	—	—
Total assets	3,953,232,188	878,061,958	2,013,583,664	176,652,470

Liabilities
Foreign capital gains tax payable	—	159,147	—	—
Payable for investments purchased	—	2,403,702	—	—
Payable for fund shares repurchased	1,431,284	59,499	2,814,796	331,133
Payable upon return of securities loaned	—	47,603,785	23,688,013	—
Payable to affiliates
Accounting and legal services fees	40,789	8,538	20,524	1,811
Trustees’ fees	1,350	292	687	60
Other liabilities and accrued expenses	197,763	438,184	165,989	46,326
Total liabilities	1,671,186	50,673,147	26,690,009	379,330
Net assets	$3,951,561,002	$827,388,811	$1,986,893,655	$176,273,140

Net assets consist of
Paid-in capital	$3,665,295,185	$890,545,016	$1,208,129,890	$112,076,590
Undistributed net investment income (loss)	26,918	3,491,152	7,597,070	724,854
Accumulated undistributed net realized gain (loss) on investments	125,119,383	(11,818,518)	145,712,343	53,229,263
Net unrealized appreciation (depreciation) on investments	161,119,516	(54,828,839)	625,454,352	10,242,433
Net assets	$3,951,561,002	$827,388,811	$1,986,893,655	$176,273,140
Investments in unaffiliated issuers, including repurchase agreements, at cost	$100,541	$879,739,189	$1,360,273,980	$165,830,763
Investments in affiliated issuers, at cost	$3,789,910,463	$47,612,051	$23,634,020	—
Foreign currency, at cost	$303	$3,318,976	—	—
Securities loaned, unaffiliated issuers, at value	—	$45,402,925	$22,577,730	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$135,289,793	$2,967,501	$325,753,833	$131,606,475
Shares outstanding	9,047,074	332,888	17,004,221	7,697,998
Net asset value, offering price and redemption price per share	$14.95	$8.91	$19.16	$17.10

Series II
Net assets	$3,657,752,834	—	$171,687,039	$22,559,014
Shares outstanding	243,734,391	—	8,989,169	1,325,459
Net asset value, offering price and redemption price per share	$15.01	—	$19.10	$17.02

Series NAV
Net assets	$158,518,375	$824,421,310	$1,489,452,783	$22,107,651
Shares outstanding	10,592,626	92,610,707	78,001,492	1,295,157
Net asset value, offering price and redemption price per share	$14.96	$8.90	$19.10	$17.07

103

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	Franklin Templeton Founding Allocation Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Trust
Investments in unaffiliated issuers, at value	—	$1,644,493,178	$1,789,331,167	$711,581,436
Investments in affiliated issuers, at value	$1,257,557,255	—	—	37,400,572
Repurchase agreements, at value	—	12,253,000	3,336,000	—
Total investments, at value	1,257,557,255	1,656,746,178	1,792,667,167	748,982,008
Cash	—	5,839,189	1,590,430	865,848
Foreign currency, at value	—	333,453	32,858	12,090
Receivable for investments sold	935,708	15,815,681	—	356,661
Receivable for fund shares sold	54,085	100,099	—	2,167,917
Dividends and interest receivable	—	250,269	2,604,901	1,516,577
Receivable for securities lending income	—	—	—	24,741
Receivable due from advisor	56	—	—	—
Total assets	1,258,547,104	1,679,084,869	1,796,895,356	753,925,842

Liabilities
Payable for investments purchased	—	13,341,625	—	138,164
Payable for fund shares repurchased	970,668	1,297,066	4,319,745	96,229
Payable upon return of securities loaned	—	—	—	37,393,076
Payable to affiliates
Accounting and legal services fees	13,014	17,024	18,553	7,406
Transfer agent expenses	—	—	—	—
Trustees’ fees	437	563	937	281
Other liabilities and accrued expenses	59,914	141,062	153,107	262,657
Total liabilities	1,044,033	14,797,340	4,492,342	37,897,813
Net assets	$1,257,503,071	$1,664,287,529	$1,792,403,014	$716,028,029

Net assets consist of
Paid-in capital	$1,159,262,984	$1,227,935,579	$1,823,874,152	$808,743,123
Undistributed net investment income (loss)	11,971	594,600	4,344,793	1,612,816
Accumulated undistributed net realized gain (loss) on investments	(178,871,304)	76,519,437	(199,090,581)	(172,898,276)
Net unrealized appreciation (depreciation) on investments	277,099,420	359,237,913	163,274,650	78,570,366
Net assets	$1,257,503,071	$1,664,287,529	$1,792,403,014	$716,028,029
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	$1,297,464,839	$1,629,377,206	$632,990,132
Investments in affiliated issuers, at cost	$980,457,835	—	—	$37,401,466
Foreign currency, at cost	—	$376,879	$33,048	$12,092
Premiums received on written options	—	—	—	—
Securities loaned, unaffiliated issuers, at value	—	—	—	$35,933,284

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$45,370,088	$156,177,397	$620,980,673	$180,350,973
Shares outstanding	3,485,477	6,932,174	35,452,191	9,210,051
Net asset value, offering price and redemption price per share	$13.02	$22.53	$17.52	$19.58

Series II
Net assets	$1,169,120,204	$58,991,287	$268,386,232	$61,827,763
Shares outstanding	89,687,945	2,621,596	15,216,464	3,168,542
Net asset value, offering price and redemption price per share	$13.04	$22.50	$17.64	$19.51

Series NAV
Net assets	$43,012,779	$1,449,118,845	$903,036,109	$473,849,293
Shares outstanding	3,305,459	64,083,217	51,540,443	24,222,594
Net asset value, offering price and redemption price per share	$13.01	$22.61	$17.52	$19.56

104

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	Health Sciences Trust	International Core Trust	International Equity Index Trust B	International Growth Stock Trust
Investments in unaffiliated issuers, at value	$336,352,582	$727,042,909	$615,370,892	$500,005,342
Investments in affiliated issuers, at value	—	4,278,299	20,464,335	—
Total investments, at value	336,352,582	731,321,208	635,835,227	500,005,342
Foreign currency, at value	12,288	198,640	5,712,377	2,178,611
Cash held at broker for futures contracts	—	—	857,510	—
Receivable for investments sold	2,960,420	14	59,423	1,126,035
Receivable for fund shares sold	52,603	82,822	138,864	1,750
Dividends and interest receivable	142,297	839,593	1,198,784	1,187,102
Receivable for securities lending income	—	51,882	37,004	—
Receivable for futures variation margin	—	—	88,701	—
Receivable due from advisor	—	—	7,114	—
Total assets	339,520,190	732,494,159	643,935,004	504,498,840

Liabilities
Payable for investments purchased	66,443	524,495	1,111,072	170,155
Payable for fund shares repurchased	885,885	2,206	1,955,888	745,313
Payable upon return of securities loaned	—	4,257,451	20,459,126	—
Written options, at value	15,990	—	—	—
Payable to affiliates
Accounting and legal services fees	3,525	7,617	6,441	5,202
Transfer agent expenses	—	—	—	—
Trustees’ fees	113	256	216	175
Other liabilities and accrued expenses	73,844	413,850	81,239	290,513
Total liabilities	1,045,800	5,205,875	23,613,982	1,211,358
Net assets	$338,474,390	$727,288,284	$620,321,022	$503,287,482

Net assets consist of
Paid-in capital	$160,765,916	$814,827,523	$512,546,421	$648,713,841
Undistributed net investment income (loss)	(51,853)	4,759,277	1,823,531	1,671,789
Accumulated undistributed net realized gain (loss) on investments	60,548,948	(60,979,852)	(8,164,835)	(220,218,689)
Net unrealized appreciation (depreciation) on investments	117,211,379	(31,318,664)	114,115,905	73,120,541
Net assets	$338,474,390	$727,288,284	$620,321,022	$503,287,482
Investments in unaffiliated issuers, including repurchase agreements, at cost	$219,207,088	$758,317,352	$501,064,427	$426,772,925
Investments in affiliated issuers, at cost	—	$4,278,406	$20,465,224	—
Foreign currency, at cost	$12,820	$198,250	$5,929,777	$2,217,280
Premiums received on written options	$86,611	—	—	—
Securities loaned, unaffiliated issuers, at value	—	$4,049,416	$19,529,322	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$134,584,474	$42,330,670	$276,954,248	$2,437,261
Shares outstanding	4,011,945	4,025,117	17,477,256	146,993
Net asset value, offering price and redemption price per share	$33.55	$10.52	$15.85	$16.58

Series II
Net assets	$103,282,093	$17,133,283	$21,117,943	$21,412,556
Shares outstanding	3,197,690	1,614,966	1,331,052	1,290,040
Net asset value, offering price and redemption price per share	$32.30	$10.61	$15.87	$16.60

Series NAV
Net assets	$100,607,823	$667,824,331	$322,248,831	$479,437,665
Shares outstanding	2,978,483	63,702,684	20,341,047	28,911,463
Net asset value, offering price and redemption price per share	$33.78	$10.48	$15.84	$16.58

105

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	International Small Company Trust	International Value Trust	Lifestyle Aggressive PS Series	Lifestyle Balanced PS Series
Investments in unaffiliated issuers, at value	$103,687,466	$1,034,311,616	$4,136,286	—
Investments in affiliated issuers, at value	1,558,476	24,510,658	17,894,970	$990,167,790
Total investments, at value	105,245,942	1,058,822,274	22,031,256	990,167,790
Cash	238	708,679	22,303	—
Foreign currency, at value	391,172	190,103	—	—
Receivable for investments sold	30,761	—	13,542	650,546
Receivable for fund shares sold	114,180	426,073	1,068	—
Dividends and interest receivable	152,110	2,286,742	—	—
Receivable for securities lending income	3,927	53,910	—	—
Receivable due from advisor	—	—	3,944	—
Total assets	105,938,330	1,062,487,781	22,072,113	990,818,336

Liabilities
Foreign capital gains tax payable	—	171,708	—	—
Payable for investments purchased	671,485	15,281	11,642	—
Payable for fund shares repurchased	240,115	—	2,199	635,742
Payable upon return of securities loaned	1,560,456	24,486,177	—	—
Payable to affiliates
Accounting and legal services fees	1,057	10,747	230	10,188
Trustees’ fees	35	368	8	337
Other liabilities and accrued expenses	99,993	509,552	38,324	58,835
Total liabilities	2,573,141	25,193,833	52,403	705,102
Net assets	$103,365,189	$1,037,293,948	$22,019,710	$990,113,234

Net assets consist of
Paid-in capital	$451,583,233	$1,423,348,932	$21,636,776	$957,667,453
Undistributed net investment income (loss)	320,757	873,981	—	6,426
Accumulated undistributed net realized gain (loss) on investments	(349,667,478)	(351,622,759)	19,899	17,388,424
Net unrealized appreciation (depreciation) on investments	1,128,677	(35,306,206)	363,035	15,050,931
Net assets	$103,365,189	$1,037,293,948	$22,019,710	$990,113,234
Investments in unaffiliated issuers, including repurchase agreements, at cost	$102,548,835	$1,069,336,171	$4,049,397	—
Investments in affiliated issuers, at cost	$1,558,594	$24,510,822	$17,618,824	$975,116,859
Foreign currency, at cost	$395,698	$193,478	—	—
Premiums received on written options	—	—	—	—
Securities loaned, unaffiliated issuers, at value	$1,448,464	$24,329,245	—	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$36,538,677	$95,403,564	$2,450,653	$28,424,641
Shares outstanding	3,155,942	7,608,951	191,736	2,004,309
Net asset value, offering price and redemption price per share	$11.58	$12.54	$12.78	$14.18

Series II
Net assets	$20,812,306	$74,158,703	$19,045,256	$931,578,649
Shares outstanding	1,798,585	5,924,809	1,489,839	65,563,893
Net asset value, offering price and redemption price per share	$11.57	$12.52	$12.78	$14.21

Series NAV
Net assets	$46,014,206	$867,731,681	$523,801	$30,109,944
Shares outstanding	3,976,197	69,695,202	40,992	2,124,696
Net asset value, offering price and redemption price per share	$11.57	$12.45	$12.78	$14.17

106

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	Lifestyle Conservative PS Series	Lifestyle Growth PS Series	Lifestyle Moderate PS Series	Mid Cap Index Trust
Investments in unaffiliated funds, at value	—	—	—	$825,296,188
Investments in affiliated issuers, at value	$196,870,829	$1,922,611,482	$334,137,720	33,129,988
Repurchase agreements, at value	—	—	—	33,238,000
Total investments, at value	196,870,829	1,922,611,482	334,137,720	891,664,176
Cash	581	—	87	838
Cash held at broker for futures contracts	—	—	—	1,946,000
Receivable for investments sold	28,350	—	122,988	8,312
Receivable for fund shares sold	—	1,574,271	9	21,729
Dividends and interest receivable	—	—	—	724,688
Receivable for securities lending income	—	—	—	35,480
Total assets	196,899,760	1,924,185,753	334,260,804	894,401,223

Liabilities
Payable for investments purchased	—	1,543,083	—	—
Payable for fund shares repurchased	24,584	1,681	115,763	4,931,808
Payable upon return of securities loaned	—	—	—	33,088,884
Payable for futures variation margin	—	—	—	458,069
Payable to affiliates
Accounting and legal services fees	2,037	19,719	3,429	8,779
Trustees’ fees	68	640	114	291
Investment management fees	1,356	—	2,215	—
Other liabilities and accrued expenses	45,163	65,135	46,797	88,007
Total liabilities	73,208	1,630,258	168,318	38,575,838
Net assets	$196,826,552	$1,922,555,495	$334,092,486	$855,825,385

Net assets consist of
Paid-in capital	$194,140,866	$1,852,882,559	$324,318,503	$472,174,069
Undistributed net investment income (loss)	279	10,375	506	2,319,314
Accumulated undistributed net realized gain (loss) on investments	2,040,700	35,285,447	5,678,938	67,190,335
Net unrealized appreciation (depreciation) on investments	644,707	34,377,114	4,094,539	314,141,667
Net assets	$196,826,552	$1,922,555,495	$334,092,486	$855,825,385
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	—	—	$545,203,005
Investments in affiliated issuers, at cost	$196,226,122	$1,888,234,368	$330,043,181	$33,131,669
Securities loaned, unaffiliated issuers, at value	—	—	—	$32,144,697

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$8,012,830	$37,073,687	$7,956,521	$679,047,948
Shares outstanding	601,010	2,497,271	570,444	30,461,068
Net asset value, offering price and redemption price per share	$13.33	$14.85	$13.95	$22.29

Series II
Net assets	$188,460,432	$1,873,269,124	$322,927,894	$70,890,282
Shares outstanding	14,117,848	126,036,072	23,109,515	3,190,536
Net asset value, offering price and redemption price per share	$13.35	$14.86	$13.97	$22.22

Series NAV
Net assets	$353,290	$12,212,684	$3,208,071	$105,887,155
Shares outstanding	26,511	823,075	230,090	4,750,507
Net asset value, offering price and redemption price per share	$13.33	$14.84	$13.94	$22.29

107

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	Mid Cap Stock Trust	Mid Value Trust	Mutual Shares Trust	Real Estate Securities Trust
Investments in unaffiliated issuers, at value	$838,870,097	$895,323,988	$592,420,982	$449,945,733
Investments in affiliated issuers, at value	76,863,176	18,186,424	4,543,311	—
Repurchase agreements, at value	11,100,000	—	—	770,000
Total investments, at value	926,833,273	913,510,412	596,964,293	450,715,733
Cash	85,946	4,950	15,548,767	—
Foreign currency, at value	16	61,025	1,550,286	511
Receivable for investments sold	842,012	8,606,827	321,273	5,154,318
Receivable for forward foreign currency exchange contracts	—	—	4,825,203	—
Receivable for fund shares sold	—	3,423,602	254,064	27,026
Dividends and interest receivable	88,205	717,722	1,456,154	2,587,485
Receivable for securities lending income	202,283	16,656	5,123	—
Other assets	—	—	4,698,932	—
Total assets	928,051,735	926,341,194	625,624,095	458,485,073

Liabilities
Due to custodian	—	—	—	1,813,795
Payable for investments purchased	46,201	2,748,065	579,661	3,259,057
Payable for forward foreign currency exchange contracts	—	—	399,305	—
Payable for fund shares repurchased	2,718,205	1,644,739	228,869	255,962
Payable upon return of securities loaned	76,870,359	18,183,843	4,544,700	—
Payable to affiliates
Accounting and legal services fees	8,758	9,260	6,421	4,649
Trustees’ fees	293	308	215	150
Other liabilities and accrued expenses	93,452	95,689	114,555	63,362
Total liabilities	79,737,268	22,681,904	5,873,726	5,396,975
Net assets	$848,314,467	$903,659,290	$619,750,369	$453,088,098

Net assets consist of
Paid-in capital	$602,093,054	$589,629,488	$430,353,813	$893,318,402
Undistributed net investment income (loss)	(1,618,718)	3,758,724	3,701,741	2,713,961
Accumulated undistributed net realized gain (loss) on investments	160,709,021	143,400,850	51,138,082	(488,711,493)
Net unrealized appreciation (depreciation) on investments	87,131,110	166,870,228	134,556,733	45,767,228
Net assets	$848,314,467	$903,659,290	$619,750,369	$453,088,098
Investments in unaffiliated issuers, including repurchase agreements, at cost	$762,834,874	$728,453,112	$461,827,550	$404,948,401
Investments in affiliated issuers, at cost	$76,867,295	$18,186,235	$4,543,431	—
Foreign currency, at cost	$16	$61,041	$1,554,265	$552
Securities loaned, unaffiliated issuers, at value	$75,025,884	$17,487,762	$4,356,143	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$188,197,635	$346,630,024	$200,280,504	$103,573,966
Shares outstanding	10,110,755	24,834,756	14,286,414	5,771,495
Net asset value, offering price and redemption price per share	$18.61	$13.96	$14.02	$17.95

Series II
Net assets	$98,601,351	$75,844,691	—	$66,366,496
Shares outstanding	5,480,516	5,430,422	—	3,692,290
Net asset value, offering price and redemption price per share	$17.99	$13.97	—	$17.97

Series NAV
Net assets	$561,515,481	$481,184,575	$419,469,865	$283,147,636
Shares outstanding	29,948,855	34,598,475	29,924,528	15,872,201
Net asset value, offering price and redemption price per share	$18.75	$13.91	$14.02	$17.84

108

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	Science & Technology Trust	Small Cap Growth Trust	Small Cap Index Trust	Small Cap Opportunities Trust
Investments in unaffiliated issuers, at value	$484,799,250	$495,130,839	$437,207,535	$280,776,116
Investments in affiliated issuers, at value	16,030,644	45,505,495	37,598,889	8,832,362
Repurchase agreements, at value	7,930,000	4,600,000	11,183,000	—
Total investments, at value	508,759,894	545,236,334	485,989,424	289,608,478
Cash	112	63,277	115,568	—
Foreign currency, at value	1,356,361	9	—	—
Cash held at broker for futures contracts	—	—	1,324,000	—
Receivable for investments sold	289,541	4,622,677	4,353	1,881,462
Receivable for fund shares sold	179,105	397	53,816	—
Dividends and interest receivable	114,578	78,031	526,260	202,688
Receivable for securities lending income	15,393	51,539	82,784	11,273
Total assets	510,714,984	550,052,264	488,096,205	291,703,901

Liabilities
Due to custodian	—	—	—	725,179
Payable for investments purchased	1,907,728	1,387,873	—	95,990
Payable for fund shares repurchased	1,703,090	1,721,724	1,897,084	176,998
Payable upon return of securities loaned	16,035,642	45,513,604	37,562,538	8,833,950
Payable for futures variation margin	—	—	105,994	—
Payable to affiliates
Accounting and legal services fees	5,048	5,170	4,555	2,876
Trustees’ fees	166	175	151	97
Other liabilities and accrued expenses	70,507	68,000	61,692	56,712
Total liabilities	19,722,181	48,696,546	39,632,014	9,891,802
Net assets	$490,992,803	$501,355,718	$448,464,191	$281,812,099

Net assets consist of
Paid-in capital	$345,505,479	$343,915,051	$266,661,542	$229,256,833
Undistributed net investment income (loss)	—	—	1,211,436	178,951
Accumulated undistributed net realized gain (loss) on investments	78,912,616	84,505,618	30,371,945	7,014,131
Net unrealized appreciation (depreciation) on investments	66,574,708	72,935,049	150,219,268	45,362,184
Net assets	$490,992,803	$501,355,718	$448,464,191	$281,812,099
Investments in unaffiliated issuers, including repurchase agreements, at cost	$426,124,234	$426,793,115	$298,591,437	$235,413,677
Investments in affiliated issuers, at cost	$16,031,078	$45,508,170	$37,601,886	$8,832,617
Foreign currency, at cost	$1,386,026	$9	—	—
Securities loaned, unaffiliated issuers, at value	$15,686,842	$44,335,180	$36,327,769	$8,515,402

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$420,044,500	$117,261,395	$302,271,658	$112,186,006
Shares outstanding	15,509,206	10,043,108	19,622,516	3,555,096
Net asset value, offering price and redemption price per share	$27.08	$11.68	$15.40	$31.56

Series II
Net assets	$47,647,932	$34,521,445	$51,686,545	$46,085,883
Shares outstanding	1,799,310	3,048,167	3,368,606	1,478,776
Net asset value, offering price and redemption price per share	$26.48	$11.33	$15.34	$31.16

Series NAV
Net assets	$23,300,371	$349,572,878	$94,505,988	$123,540,210
Shares outstanding	855,554	29,733,689	6,130,633	3,931,985
Net asset value, offering price and redemption price per share	$27.23	$11.76	$15.42	$31.42

109

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	Small Cap Value Trust	Small Company Growth Trust	Small Company Value Trust	Strategic Equity Allocation Trust
Investments in unaffiliated issuers, at value	$691,647,337	$134,209,061	$358,780,139	$10,779,403,848
Investments in affiliated issuers, at value	22,499,450	5,942,360	8,634,233	118,813,433
Repurchase agreements, at value	32,600,000	—	—	336,542,000
Total investments, at value	746,746,787	140,151,421	367,414,372	11,234,759,281
Cash	101,781	—	53,162	321,608
Foreign currency, at value	14,752	—	—	7,063,617
Cash held at broker for futures contracts	—	—	—	31,650,000
Receivable for investments sold	—	30,401	4,021,966	16,266,475
Dividends and interest receivable	834,572	60,182	751,695	14,970,192
Receivable for securities lending income	7,370	11,670	8,943	326,659
Total assets	747,705,262	140,253,674	372,250,138	11,305,357,832

Liabilities
Payable for investments purchased	—	44,376	5,139,801	4,306,691
Payable for fund shares repurchased	3,383,498	107,649	511,341	671,489
Payable upon return of securities loaned	22,501,675	5,942,157	8,635,675	118,887,744
Payable for futures variation margin	—	—	—	3,848,692
Payable to affiliates
Accounting and legal services fees	7,385	1,386	3,663	115,687
Trustees’ fees	246	47	123	3,870
Other liabilities and accrued expenses	80,714	43,911	57,881	1,095,969
Total liabilities	25,973,518	6,139,526	14,348,484	128,930,142
Net assets	$721,731,744	$134,114,148	$357,901,654	$11,176,427,690

Net assets consist of
Paid-in capital	$415,599,253	$98,746,889	$193,871,830	$8,496,159,634
Undistributed net investment income (loss)	826,711	—	2,417,724	34,206,682
Accumulated undistributed net realized gain (loss) on investments	92,763,627	(440,890)	38,310,189	372,296,677
Net unrealized appreciation (depreciation) on investments	212,542,153	35,808,149	123,301,911	2,273,764,697
Net assets	$721,731,744	$134,114,148	$357,901,654	$11,176,427,690
Investments in unaffiliated issuers, including repurchase agreements, at cost	$511,703,398	$98,400,622	$235,477,972	$8,841,543,486
Investments in affiliated issuers, at cost	$22,500,667	$5,942,650	$8,634,489	$118,818,618
Foreign currency, at cost	$14,782	—	—	$7,187,580
Securities loaned, unaffiliated issuers, at value	$21,519,460	$5,698,848	$8,444,460	$114,200,626

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$348,990,840	—	$73,658,985	—
Shares outstanding	14,179,631	—	2,979,175	—
Net asset value, offering price and redemption price per share	$24.61	—	$24.72	—

Series II
Net assets	$43,017,080	—	$60,574,608	—
Shares outstanding	1,754,156	—	2,482,104	—
Net asset value, offering price and redemption price per share	$24.52	—	$24.40	—

Series NAV
Net assets	$329,723,824	$134,114,148	$223,668,061	$11,176,427,690
Shares outstanding	13,426,575	4,853,139	9,059,508	652,207,138
Net asset value, offering price and redemption price per share	$24.56	$27.63	$24.69	$17.14

110

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	Total Stock Market Index Trust	U.S. Equity Trust	Utilities Trust	Value Trust
Investments in unaffiliated issuers, at value	$577,047,266	$821,741,683	$491,039,536	$671,383,958
Investments in affiliated issuers, at value	8,651,472	1,595,544	25,428,883	—
Repurchase agreements, at value	26,809,000	—	4,125,000	—
Total investments, at value	612,507,738	823,337,227	520,593,419	671,383,958
Cash	19,180	—	5,430,547	64,281
Foreign currency, at value	211,732	—	1,305,652	269,323
Cash held at broker for futures contracts	1,425,000	—	—	—
Receivable for investments sold	422	—	6,068,242	627,126
Receivable for forward foreign currency exchange contracts	—	—	2,131,631	—
Receivable for fund shares sold	—	4,335	1,672	8,152
Dividends and interest receivable	732,380	917,407	752,931	906,594
Receivable for securities lending income	21,036	2,115	18,143	—
Other assets	—	—	19,806	—
Total assets	614,917,488	824,261,084	536,322,043	673,259,434

Liabilities
Foreign capital gains tax payable	—	—	9,234	—
Payable for investments purchased	—	45,715	2,302,293	4,802,399
Payable for forward foreign currency exchange contracts	—	—	45,133	—
Payable for fund shares repurchased	4,059,382	96,565	5,042,887	4,875,658
Payable upon return of securities loaned	8,654,622	1,616,880	25,442,880	—
Payable for futures variation margin	325,843	—	—	—
Payable to affiliates
Accounting and legal services fees	6,189	8,494	5,271	6,845
Trustees’ fees	204	288	179	228
Investment management fees	—	—	—	—
Other liabilities and accrued expenses	70,979	92,589	82,871	78,189
Total liabilities	13,117,219	1,860,531	32,930,748	9,763,319
Net assets	$601,800,269	$822,400,553	$503,391,295	$663,496,115

Net assets consist of
Paid-in capital	$342,476,083	$718,325,763	$422,354,493	$462,850,381
Undistributed net investment income (loss)	2,405,747	1,861,259	5,161,249	884,998
Accumulated undistributed net realized gain (loss) on investments	11,043,577	(32,890,058)	40,114,513	79,722,937
Net unrealized appreciation (depreciation) on investments	245,874,862	135,103,589	35,761,040	120,037,799
Net assets	$601,800,269	$822,400,553	$503,391,295	$663,496,115
Investments in unaffiliated issuers, including repurchase agreements, at cost	$358,417,244	$686,638,005	$461,468,474	$551,344,363
Investments in affiliated issuers, at cost	$8,651,755	$1,595,633	$25,429,590	—
Foreign currency, at cost	$241,758	—	$1,315,817	$268,843
Securities loaned, unaffiliated issuers, at value	$8,380,198	$1,565,202	$24,363,912	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$465,294,702	$138,059,287	$440,515,104	$599,964,046
Shares outstanding	25,110,693	7,119,017	27,067,892	23,306,662
Net asset value, offering price and redemption price per share	$18.53	$19.39	$16.27	$25.74

Series II
Net assets	$41,702,054	$7,949,389	$23,109,790	$32,762,813
Shares outstanding	2,257,178	409,952	1,432,141	1,277,480
Net asset value, offering price and redemption price per share	$18.48	$19.39	$16.14	$25.65

Series NAV
Net assets	$94,803,513	$676,391,877	$39,766,401	$30,769,256
Shares outstanding	5,117,755	34,869,964	2,446,126	1,196,820
Net asset value, offering price and redemption price per share	$18.52	$19.40	$16.26	$25.71

111

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	500 Index Trust B	All Cap Core Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Dividends	$63,235,614	$5,656,572	$12,637,462	$29,325,911
Securities lending	108,717	84,218	571,755	—
Interest	195	8,588	10,716	—
Less foreign taxes withheld	(5,840)	(1,178)	(293,812)	—
Total investment income	63,338,686	5,748,200	12,926,121	29,325,911

Expenses
Investment management fees	14,696,455	2,825,545	8,227,860	—
Series I distribution and service fees	844,124	41,224	451	1,330,409
Series II distribution and service fees	128,423	18,251	—	10,314,202
Series III distribution and service fees	—	—	—	414,148
Accounting and legal services fees	385,928	44,330	103,367	211,109
Professional fees	60,853	37,120	46,122	41,596
Printing and postage	95,692	5,819	9,799	29,535
Custodian fees	287,503	44,528	166,075	10,869
Trustees’ fees	39,244	4,579	10,677	21,933
Registration and filing fees	8,662	7,473	6,953	9,910
Other	30,533	9,825	14,760	11,783
Total expenses before reductions	16,577,417	3,038,694	8,586,064	12,395,494
Net expense reductions	(7,643,500)	(25,154)	(313,821)	(121,369)
Total expenses	8,933,917	3,013,540	8,272,243	12,274,125
Net investment income (loss)	54,404,769	2,734,660	4,653,878	17,051,786

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	32,454,794	44,821,711	123,246,243 [1]	78,147,296
Investments in affiliated issuers	(3,948)	(2,389)	(7,714)	—
Capital gain distributions received from unaffiliated underlying funds	—	—	—	86,016,767
Futures contracts	16,497,827	822,794	—	—
Written options	—	—	(45,248)	—
	48,948,673	45,642,116	123,193,281	164,164,063

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	302,571,089	(13,667,709)	(59,719,932)[2]	(96,536,369)
Investments in affiliated issuers	1,664	(176)	2,042	—
Futures contracts	(1,316,555)	93,695	—	—
Written options	—	—	4,478	—
	301,256,198	(13,574,190)	(59,713,412)	(96,536,369)
Net realized and unrealized gain (loss)	350,204,871	32,067,926	63,479,869	67,627,694

Increase (decrease) in net assets from operations	$404,609,640	$34,802,586	$68,133,747	$84,679,480

1	Net of India foreign taxes of $26,862.
2	Net of $30,195 increase in deferred India foreign withholding taxes.

112

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	American Global Growth Trust	American Growth Trust	American Growth-Income Trust	American International Trust
Dividends	$3,551,351	$15,187,557	$19,198,606	$10,353,751
Total investment income	3,551,351	15,187,557	19,198,606	10,353,751

Expenses
Series I distribution and service fees	39,553	685,939	1,598,520	548,288
Series II distribution and service fees	1,628,466	6,433,135	5,855,127	3,829,249
Series III distribution and service fees	94,164	280,195	666,766	131,765
Accounting and legal services fees	31,303	129,806	157,546	78,307
Professional fees	24,363	32,500	33,024	28,500
Printing and postage	6,625	17,279	23,952	10,007
Custodian fees	7,988	10,869	10,869	10,869
Trustees’ fees	3,375	13,567	16,403	8,289
Registration and filing fees	7,392	8,163	9,784	8,139
Other	933	8,109	9,344	5,465
Total expenses before reductions	1,844,162	7,619,562	8,381,335	4,658,878
Net expense reductions	(117,437)	(74,602)	(90,436)	(45,010)
Total expenses	1,726,725	7,544,960	8,290,899	4,613,868
Net investment income (loss)	1,824,626	7,642,597	10,907,707	5,739,883

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	9,230,378	55,285,584	135,732,920	10,633,235
Capital gain distributions received from unaffiliated underlying funds	25,766,274	52,776,572	63,536,347	—
	34,996,652	108,062,156	199,269,267	10,633,235

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(32,228,744)	(33,034,085)	(82,288,882)	(35,271,544)
	(32,228,744)	(33,034,085)	(82,288,882)	(35,271,544)
Net realized and unrealized gain (loss)	2,767,908	75,028,071	116,980,385	(24,638,309)

Increase (decrease) in net assets from operations	$4,592,534	$82,670,668	$127,888,092	($18,898,426)

113

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	American New World Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust
Dividends	$947,010	$12,894,318	$8,321,191	$3,739,655
Securities lending	—	61,648	160,027	1,852
Interest	—	3,934	—	3,660,645
Less foreign taxes withheld	—	(10,946)	(181,943)	(20,685)
Total investment income	947,010	12,948,954	8,299,275	7,381,467

Expenses
Investment management fees	—	14,301,375	7,539,366	2,919,982
Series I distribution and service fees	94,547	158,903	99,093	1,619
Series II distribution and service fees	450,181	339,146	183,248	820,979
Series III distribution and service fees	5,026	—	—	—
Accounting and legal services fees	9,289	222,567	131,033	43,692
Professional fees	23,029	48,211	46,341	48,166
Printing and postage	1,270	42,956	17,677	5,795
Custodian fees	10,869	226,324	138,144	50,798
Trustees’ fees	990	22,832	13,473	4,456
Registration and filing fees	8,109	9,229	8,173	7,898
Other	1,242	26,417	27,683	8,312
Total expenses before reductions	604,552	15,397,960	8,204,231	3,911,697
Net expense reductions	(5,358)	(682,815)	(74,300)	(144,286)
Total expenses	599,194	14,715,145	8,129,931	3,767,411
Net investment income (loss)	347,816	(1,766,191)	169,344	3,614,056

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	2,547,336	310,700,828	172,212,849	49,999,853
Investments in affiliated issuers	—	(5,564)	(6,415)	(45)
Capital gain distributions received from unaffiliated underlying funds	7,685,945	—	—	—
Futures contracts	—	—	—	(346,447)
Written options	—	—	—	220,353
	10,233,281	310,695,264	172,206,434	49,873,714

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(16,911,009)	(151,416,126)	(71,852,404)	(11,623,526)
Investments in affiliated issuers	—	2,638	2,471	—
Futures contracts	—	—	—	170,968
Written options	—	—	—	(1,106,001)
	(16,911,009)	(151,413,488)	(71,849,933)	(12,558,559)
Net realized and unrealized gain (loss)	(6,677,728)	159,281,776	100,356,501	37,315,155

Increase (decrease) in net assets from operations	($6,329,912)	$157,515,585	$100,525,845	$40,929,211

114

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	Core Strategy Trust	Emerging Markets Value Trust	Equity- Income Trust	Financial Industries Trust
Dividends	—	$30,221,616	$54,276,133	$3,324,200
Income distributions received from affiliated underlying funds	$82,817,470	—	—	—
Securities lending	—	625,637	654,943	6,328
Interest	52,827	—	83,592	1,984
Less foreign taxes withheld	(143)	(3,696,253)	(466,974)	(29,159)
Total investment income	82,870,154	27,151,000	54,547,694	3,303,353

Expenses
Investment management fees	1,652,236	9,317,599	16,123,334	1,363,830
Series I distribution and service fees	70,413	1,876	167,302	65,213
Series II distribution and service fees	9,332,773	—	450,890	59,627
Accounting and legal services fees	471,974	118,674	250,311	21,461
Professional fees	49,936	70,141	50,507	96,231
Printing and postage	111,878	11,063	39,302	14,369
Custodian fees	48,720	977,424	249,947	27,234
Trustees’ fees	49,766	12,284	25,597	2,266
Registration and filing fees	19,892	7,323	8,710	28,472
Other	14,450	43,584	55,104	8,045
Total expenses before reductions	11,822,038	10,559,968	17,421,004	1,686,748
Net expense reductions	—	(67,192)	(770,599)	(12,193)
Total expenses	11,822,038	10,492,776	16,650,405	1,674,555
Net investment income (loss)	71,048,116	16,658,224	37,897,289	1,628,798

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	68,910,332	(7,825,511)	163,822,900	56,531,094
Investments in affiliated issuers	—	(9,043)	(14,167)	297
Capital gain distributions received from affiliated underlying funds	75,530,342	—	—	—
	144,440,674	(7,834,554)	163,808,733	56,531,391
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	42,423	(44,515,307)[1]	(50,935,107)	(43,792,301)
Investments in affiliated issuers	15,573,405	3,583	6,708	45
	15,615,828	(44,511,724)	(50,928,399)	(43,792,256)
Net realized and unrealized gain (loss)	160,056,502	(52,346,278)	112,880,334	12,739,135

Increase (decrease) in net assets from operations	$231,104,618	($35,688,054)	$150,777,623	$14,367,933

1	Net of $119,685 increase in deferred India foreign withholding taxes.

115

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	Franklin Templeton Founding Allocation Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Trust
Income distributions received from affiliated underlying funds	$41,955,485	—	—	—
Dividends	—	$16,853,394	$22,214,498	$22,522,383
Securities lending	—	—	1,670	430,709
Interest	—	6,957	77,255	5,645
Less foreign taxes withheld	—	—	(248,849)	(1,412,185)
Total investment income	41,955,485	16,860,351	22,044,574	21,546,552

Expenses
Investment management fees	593,475	11,021,162	7,887,850	5,443,432
Series I distribution and service fees	25,195	76,479	166,230	85,210
Series II distribution and service fees	3,173,319	155,889	190,996	88,504
Accounting and legal services fees	162,587	198,212	151,085	81,697
Professional fees	49,129	48,084	42,948	54,838
Printing and postage	22,742	35,056	39,022	11,624
Custodian fees	10,869	194,535	98,342	468,105
Trustees’ fees	16,980	20,334	14,993	8,436
Registration and filing fees	8,688	9,068	10,024	8,314
Other	9,290	23,222	36,349	13,272
Total expenses before reductions	4,072,274	11,782,041	8,637,839	6,263,432
Net expense reductions	—	(112,604)	(87,422)	(103,471)
Total expenses	4,072,274	11,669,437	8,550,417	6,159,961
Net investment income (loss)	37,883,211	5,190,914	13,494,157	15,386,591

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	—	210,658,967	99,452,481	25,153,828
Investments in affiliated issuers	17,277,670	—	—	(2,596)
Capital gain distributions received from unaffiliated underlying funds	8,083,139	—	—	—
	25,360,809	210,658,967	99,452,481	25,151,232

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	—	(63,407,616)	7,393,174	(55,953,022)
Investments in affiliated issuers	(23,005,559)	—	—	(684)
	(23,005,559)	(63,407,616)	7,393,174	(55,953,706)
Net realized and unrealized gain (loss)	2,355,250	147,251,351	106,845,655	(30,802,474)

Increase (decrease) in net assets from operations	$40,238,461	$152,442,265	$120,339,812	($15,415,883)

116

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	Health Sciences Trust	International Core Trust	International Equity Index Trust B	International Growth Stock Trust
Dividends	$1,534,462	$37,104,434	$24,463,819	$15,309,228
Securities lending	—	1,081,267	486,120	—
Interest	5,341	—	11,872	25,584
Less foreign taxes withheld	(42,984)	(2,279,688)	(1,794,657)	(1,033,486)
Total investment income	1,496,819	35,906,013	23,167,154	14,301,326

Expenses
Investment management fees	2,866,338	7,173,360	3,579,707	4,315,102
Series I distribution and service fees	58,482	24,018	147,518	1,411
Series II distribution and service fees	236,576	51,983	60,426	57,498
Accounting and legal services fees	35,778	98,518	81,337	66,152
Professional fees	42,396	75,649	84,834	90,476
Printing and postage	6,891	13,459	25,880	9,567
Custodian fees	50,338	840,357	17,300	532,445
Trustees’ fees	3,580	10,250	8,423	6,882
Registration and filing fees	7,947	10,199	11,099	7,793
Other	9,780	19,909	14,365	11,479
Total expenses before reductions	3,318,106	8,317,702	4,030,889	5,098,805
Net expense reductions	(161,625)	(55,753)	(1,538,444)	(37,513)
Total expenses	3,156,481	8,261,949	2,492,445	5,061,292
Net investment income (loss)	(1,659,662)	27,644,064	20,674,709	9,240,034

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	62,527,023	84,497,077	4,605,015	47,094,715
Investments in affiliated issuers	—	(29)	(3,309)	—
Futures contracts	—	—	223,921	—
Written options	738,796	—	—	—
	63,265,819	84,497,048	4,825,627	47,094,715
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	20,234,639	(158,404,846)	(53,594,676)	(51,990,782)
Investments in affiliated issuers	—	1,147	712	—
Futures contracts	—	—	(661,019)	—
Written options	(510,492)	—	—	—
	19,724,147	(158,403,699)	(54,254,983)	(51,990,782)
Net realized and unrealized gain (loss)	82,989,966	(73,906,651)	(49,429,356)	(4,896,067)

Increase (decrease) in net assets from operations	$81,330,304	($46,262,587)	($28,754,647)	$4,343,967

117

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	International Small Company Trust	International Value Trust	Lifestyle Aggressive PS Series	Lifestyle Balanced PS Series
Dividends	$3,123,403	$47,916,459	$72,625	—
Income distributions received from affiliated underlying funds	—	—	335,433	$24,316,666
Securities lending	65,417	1,179,267	—	—
Interest	320	10,774	—	—
Less foreign taxes withheld	(264,482)	(3,466,157)	—	—
Total investment income	2,924,658	45,640,343	408,058	24,316,666

Expenses
Investment management fees	1,061,855	9,437,690	19,336	353,904
Series I distribution and service fees	21,335	56,689	1,198	11,210
Series II distribution and service fees	62,321	224,415	40,496	2,052,880
Series III distribution and service fees	—	—	—	—
Accounting and legal services fees	13,564	143,214	2,200	100,757
Professional fees	69,000	79,962	32,071	42,772
Printing and postage	2,078	22,937	583	26,907
Custodian fees	111,188	1,103,034	10,875	10,869
Trustees’ fees	1,437	14,986	136	9,322
Registration and filing fees	7,997	8,856	36,678	23,988
Expense recapture	—	—	—	5,108
Other	8,361	19,278	3,103	3,817
Total expenses before reductions	1,359,136	11,111,061	146,676	2,641,534
Net expense reductions	(7,700)	(81,030)	(78,083)	(43,174)
Total expenses	1,351,436	11,030,031	68,593	2,598,360
Net investment income (loss)	1,573,222	34,610,312	339,465	21,718,306

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	4,731,498	81,679,257 [1]	13,759	—
Investments in affiliated issuers	(232)	(3,120)	222,510	7,260,719
Capital gain distributions received from affiliated underlying funds	—	—	505,187	13,337,062
	4,731,266	81,676,137	741,456	20,597,781

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(14,358,967)	(257,418,641)[2]	86,404	—
Investments in affiliated issuers	30	286	267,547	5,792,070
	(14,358,937)	(257,418,355)	353,951	5,792,070
Net realized and unrealized gain (loss)	(9,627,671)	(175,742,218)	1,095,407	26,389,851

Increase (decrease) in net assets from operations	($8,054,449)	($141,131,906)	$1,434,872	$48,108,157

1	Net of India foreign taxes of $455,288.
2	Net of $131,002 decrease in deferred India foreign withholding taxes.

118

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	Lifestyle Conservative PS Series	Lifestyle Growth PS Series	Lifestyle Moderate PS Series	Mid Cap Index Trust
Dividends	—	—	—	$12,173,385
Income distributions received from affiliated underlying funds	$5,686,060	$41,974,956	$8,759,755	—
Securities lending	—	—	—	512,499
Interest	—	—	—	134
Total investment income	5,686,060	41,974,956	8,759,755	12,686,018

Expenses
Investment management fees	69,811	654,172	120,390	3,996,428
Series I distribution and service fees	2,761	15,023	3,149	335,464
Series II distribution and service fees	411,603	3,905,174	715,915	188,599
Accounting and legal services fees	19,907	185,776	34,345	101,976
Professional fees	36,868	49,014	37,910	41,013
Printing and postage	5,258	44,292	8,966	24,846
Custodian fees	10,869	10,869	10,869	77,199
Trustees’ fees	1,828	17,044	3,197	10,663
Registration and filing fees	15,352	15,442	15,359	8,283
Expense recapture	—	3,036	12,163	—
Other	2,700	5,066	2,928	21,421
Total expenses before reductions	576,957	4,904,908	965,191	4,805,892
Net expense reductions	(33,163)	(79,810)	(22,932)	(873,141)
Total expenses	543,794	4,825,098	942,259	3,932,751
Net investment income (loss)	5,142,266	37,149,858	7,817,496	8,753,267

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	—	—	—	70,642,542
Investments in affiliated issuers	1,258,632	8,963,626	2,953,221	(13,795)
Capital gain distributions received from affiliated underlying funds	1,047,489	34,664,201	3,591,539	—
Futures contracts	—	—	—	1,010,748
	2,306,121	43,627,827	6,544,760	71,639,495

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	—	—	—	(5,803,715)
Investments in affiliated issuers	577,940	16,434,321	1,406,591	3,766
Futures contracts	—	—	—	123,821
	577,940	16,434,321	1,406,591	(5,676,128)
Net realized and unrealized gain (loss)	2,884,061	60,062,148	7,951,351	65,963,367

Increase (decrease) in net assets from operations	$8,026,327	$97,212,006	$15,768,847	$74,716,634

119

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	Mid Cap Stock Trust	Mid Value Trust	Mutual Shares Trust	Real Estate Securities Trust
Dividends	$4,295,853	$16,294,368	$20,208,057	$11,005,728
Securities lending	547,326	157,415	78,477	—
Interest	10,064	193,372	4,182,486	—
Less foreign taxes withheld	(36,546)	(128,123)	(192,009)	(265)
Total investment income	4,816,697	16,517,032	24,277,011	11,005,463

Expenses
Investment management fees	7,461,945	8,952,931	6,231,736	2,892,252
Series I distribution and service fees	97,649	176,858	105,635	47,112
Series II distribution and service fees	270,097	201,407	—	159,119
Accounting and legal services fees	108,923	114,003	80,850	49,745
Professional fees	41,509	42,118	66,984	40,717
Printing and postage	17,061	19,687	8,047	9,740
Custodian fees	116,710	120,839	137,273	50,486
Trustees’ fees	11,316	11,816	8,397	4,902
Registration and filing fees	8,588	8,276	6,967	10,410
Other	22,727	15,377	13,648	10,042
Total expenses before reductions	8,156,525	9,663,312	6,659,537	3,274,525
Net expense reductions	(61,700)	(498,914)	(45,846)	(28,562)
Total expenses	8,094,825	9,164,398	6,613,691	3,245,963
Net investment income (loss)	(3,278,128)	7,352,634	17,663,320	7,759,500

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	164,902,892	148,103,207	49,070,311	53,887,723
Investments in affiliated issuers	(15,630)	(11,253)	(364)	—
	164,887,262	148,091,954	49,069,947	53,887,723

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(92,855,446)	(59,441,827)	(19,443,718)	50,927,486
Investments in affiliated issuers	4,242	4,088	(92)	—
	(92,851,204)	(59,437,739)	(19,443,810)	50,927,486
Net realized and unrealized gain (loss)	72,036,058	88,654,215	29,626,137	104,815,209

Increase (decrease) in net assets from operations	$68,757,930	$96,006,849	$47,289,457	$112,574,709

120

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	Science & Technology Trust	Small Cap Growth Trust	Small Cap Index Trust	Small Cap Opportunities Trust
Dividends	$3,445,157	$1,366,434	$5,422,815	$3,120,825
Securities lending	232,074	317,544	930,147	51,916
Interest	7,825	2,535	129	1,592
Less foreign taxes withheld	(70,334)	—	(2,902)	(3,382)
Total investment income	3,614,722	1,686,513	6,350,189	3,170,951

Expenses
Investment management fees	4,701,091	5,552,696	2,130,460	2,918,385
Series I distribution and service fees	197,175	60,682	151,625	58,844
Series II distribution and service fees	117,275	99,484	138,649	125,424
Accounting and legal services fees	55,938	64,244	53,274	34,966
Professional fees	38,907	38,452	37,116	32,652
Printing and postage	9,275	11,485	9,984	6,622
Custodian fees	85,103	64,134	41,036	43,937
Trustees’ fees	5,696	6,781	5,600	3,658
Registration and filing fees	7,551	8,712	7,570	10,668
Other	10,592	19,560	9,931	10,868
Total expenses before reductions	5,228,603	5,926,230	2,585,245	3,246,024
Net expense reductions	(195,896)	(36,408)	(235,483)	(281,758)
Total expenses	5,032,707	5,889,822	2,349,762	2,964,266
Net investment income (loss)	(1,417,985)	(4,203,309)	4,000,427	206,685

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	85,641,466	89,453,943	36,635,799	34,721,323
Investments in affiliated issuers	(6,285)	(16,368)	(8,434)	(1,333)
Futures contracts	—	—	1,128,914	—
	85,635,181	89,437,575	37,756,279	34,719,990

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(28,700,487)	(47,864,806)	(21,821,209)	(28,482,237)
Investments in affiliated issuers	860	3,491	(44)	(255)
Futures contracts	—	—	(305,216)	—
	(28,699,627)	(47,861,315)	(22,126,469)	(28,482,492)
Net realized and unrealized gain (loss)	56,935,554	41,576,260	15,629,810	6,237,498

Increase (decrease) in net assets from operations	$55,517,569	$37,372,951	$19,630,237	$6,444,183

121

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	Small Cap Value Trust	Small Company Growth Trust	Small Company Value Trust	Strategic Equity Allocation Trust
Dividends	$12,902,411	$1,306,309	$6,067,827	$275,392,207
Securities lending	34,741	104,286	121,809	4,350,471
Interest	16,314	2,117	4,334	1,719
Less foreign taxes withheld	—	—	(1,667)	(7,933,795)
Total investment income	12,953,466	1,412,712	6,192,303	271,810,602

Expenses
Investment management fees	7,697,995	1,456,011	3,962,382	69,953,548
Series I distribution and service fees	176,873	—	39,385	—
Series II distribution and service fees	108,622	—	163,707	—
Accounting and legal services fees	90,278	17,649	46,717	1,352,094
Professional fees	41,082	35,331	37,194	141,361
Printing and postage	15,005	1,895	5,812	172,219
Custodian fees	89,618	18,815	46,936	1,591,962
Trustees’ fees	9,408	1,957	4,903	140,314
Registration and filing fees	8,114	6,513	7,721	7,631
Other	14,462	7,290	10,110	131,036
Total expenses before reductions	8,251,457	1,545,461	4,324,867	73,490,165
Net expense reductions	(51,037)	(10,002)	(231,786)	(15,189,094)
Total expenses	8,200,420	1,535,459	4,093,081	58,301,071
Net investment income (loss)	4,753,046	(122,747)	2,099,222	213,509,531

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	105,426,634	29,909,210	46,285,597	374,768,130
Investments in affiliated issuers	(4,214)	(2,788)	(4,308)	(9,484)
Futures contracts	—	—	—	23,671,943
	105,422,420	29,906,422	46,281,289	398,430,589

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(61,014,168)	(18,790,411)	(48,461,690)	90,513,800
Investments in affiliated issuers	(440)	735	1,562	(9,619)
Futures contracts	—	—	—	(13,216,147)
	(61,014,608)	(18,789,676)	(48,460,128)	77,288,034
Net realized and unrealized gain (loss)	44,407,812	11,116,746	(2,178,839)	475,718,623

Increase (decrease) in net assets from operations	$49,160,858	$10,993,999	($79,617)	$689,228,154

122

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	Total Stock Market Index Trust	U.S. Equity Trust	Utilities Trust	Value Trust
Dividends	$10,923,455	$18,231,369	$20,232,872	$8,395,785
Income distributions received from affiliated underlying funds	—	—	—	—
Securities lending	213,196	56,815	249,253	—
Interest	358	—	82,676	15,817
Less foreign taxes withheld	(4,660)	—	(677,402)	—
Total investment income	11,132,349	18,288,184	19,887,399	8,411,602

Expenses
Investment management fees	2,762,686	6,759,286	4,254,107	4,465,977
Series I distribution and service fees	220,744	70,147	226,600	291,670
Series II distribution and service fees	103,641	20,563	62,733	85,281
Accounting and legal services fees	69,496	108,905	62,262	78,158
Professional fees	38,144	45,129	38,539	39,370
Printing and postage	13,267	13,280	14,286	14,944
Custodian fees	53,861	103,598	135,330	79,902
Trustees’ fees	7,133	11,159	6,490	8,108
Registration and filing fees	7,579	7,433	7,239	8,236
Other	12,150	21,356	11,261	13,092
Total expenses before reductions	3,288,701	7,160,856	4,818,847	5,084,738
Net expense reductions	(21,788)	(61,536)	(35,647)	(44,746)
Total expenses	3,266,913	7,099,320	4,783,200	5,039,992
Net investment income (loss)	7,865,436	11,188,864	15,104,199	3,371,610

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	15,629,469	172,473,125	43,660,681	80,508,294
Investments in affiliated issuers	(2,553)	(1,446)	(4,864)	—
Futures contracts	2,574,055	—	—	—
	18,200,971	172,471,679	43,655,817	80,508,294

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	36,735,492	(88,621,161)	156,307 [1]	(20,368,243)
Investments in affiliated issuers	554	592	68	—
Futures contracts	(83,186)	—	—	—
	36,652,860	(88,620,569)	156,375	(20,368,243)
Net realized and unrealized gain (loss)	54,853,831	83,851,110	43,812,192	60,140,051

Increase (decrease) in net assets from operations	$62,719,267	$95,039,974	$58,916,391	$63,511,661

1	Net of $9,233 increase in deferred India foreign withholding taxes.

123

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	500 Index Trust B		All Cap Core Trust		Alpha Opportunities Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$54,404,769	$47,780,928	$2,734,660	$3,913,667	$4,653,878	$4,994,828
Net realized gain (loss)	48,948,673	49,029,836	45,642,116	89,346,155	123,193,281	193,177,640
Change in net unrealized appreciation (depreciation)	301,256,198	645,320,237	(13,574,190)	16,930,540	(59,713,412)	80,654,177
Increase (decrease) in net assets resulting from operations	404,609,640	742,131,001	34,802,586	110,190,362	68,133,747	278,826,645
Distributions to shareholders
From net investment income
Series I	(27,706,877)	(25,575,522)	(762,795)	(1,022,729)	(4,206)	(5,970)
Series II	(704,009)	(746,817)	(52,866)	(91,265)	—	—
Series NAV	(23,733,752)	(23,206,228)	(2,672,112)	(3,540,985)	(4,779,040)	(7,118,409)
From net realized gain
Series I	(24,983,182)	(2,959,385)	—	—	(179,575)	(78,252)
Series II	(739,288)	(97,740)	—	—	—	—
Series NAV	(21,480,884)	(2,606,069)	—	—	(181,774,899)	(88,717,311)
Total distributions	(99,347,992)	(55,191,761)	(3,487,773)	(4,654,979)	(186,737,720)	(95,919,942)
From portfolio share transactions
Portfolio share transactions	130,425,317	32,216,041	(60,217,864)	(80,464,643)	(16,164,961)	(155,617,256)
Total from portfolio share transactions	130,425,317	32,216,041	(60,217,864)	(80,464,643)	(16,164,961)	(155,617,256)
Total increase (decrease)	435,686,965	719,155,281	(28,903,051)	25,070,740	(134,768,934)	27,289,447

Net assets
Beginning of year	3,028,997,486	2,309,842,205	379,498,325	354,427,585	915,647,987	888,358,540
End of year	$3,464,684,451	$3,028,997,486	$350,595,274	$379,498,325	$780,879,053	$915,647,987

Undistributed net investment income (loss)	$12,318,504	$10,161,049	$704,907	$1,464,518	$1,807,974	$1,147,617

	American Asset Allocation Trust		American Global Growth Trust		American Growth Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$17,051,786	$16,880,291	$1,824,626	$2,121,074	$7,642,597	$4,887,002
Net realized gain (loss)	164,164,063	33,846,703	34,996,652	4,798,229	108,062,156	9,507,326
Change in net unrealized appreciation (depreciation)	(96,536,369)	312,373,539	(32,228,744)	54,345,371	(33,034,085)	276,839,740
Increase (decrease) in net assets resulting from operations	84,679,480	363,100,533	4,592,534	61,264,674	82,670,668	291,234,068
Distributions to shareholders
From net investment income
Series I	(2,468,269)	(2,225,796)	(60,857)	(42,561)	(960,173)	(544,368)
Series II	(12,434,973)	(12,452,605)	(1,356,687)	(1,619,932)	(5,471,050)	(3,371,885)
Series III	(2,212,858)	(2,281,833)	(411,080)	(453,792)	(1,234,291)	(940,820)
From net realized gain
Series I	(946,068)	—	—	—	—	—
Series II	(5,505,668)	—	—	—	—	—
Series III	(645,596)	—	—	—	—	—
Total distributions	(24,213,432)	(16,960,234)	(1,828,624)	(2,116,285)	(7,665,514)	(4,857,073)
From portfolio share transactions
Portfolio share transactions	(181,757,426)	(174,903,620)	(35,001,023)	(44,364,533)	(192,696,783)	(239,367,041)
Issued in reorganization	—	—	—	91,937,556	—	—
Total from portfolio share transactions	(181,757,426)	(174,903,620)	(35,001,023)	47,573,023	(192,696,783)	(239,367,041)
Total increase (decrease)	(121,291,378)	171,236,679	(32,237,113)	106,721,412	(117,691,629)	47,009,954

Net assets
Beginning of year	1,823,881,000	1,652,644,321	278,024,922	171,303,510	1,145,911,987	1,098,902,033
End of year	$1,702,589,622	$1,823,881,000	$245,787,809	$278,024,922	$1,028,220,358	$1,145,911,987

Undistributed net investment income (loss)	$11,151	$49,722	$791	$4,789	$7,012	$29,929

124

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	American Growth-Income Trust		American International Trust		American New World Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$10,907,707	$12,094,582	$5,739,883	$5,817,401	$347,816	$645,702
Net realized gain (loss)	199,269,267	28,199,579	10,633,235	(26,852,322)	10,233,281	4,088,543
Change in net unrealized appreciation (depreciation)	(82,288,882)	345,098,944	(35,271,544)	154,825,882	(16,911,009)	3,346,372
Increase (decrease) in net assets resulting from operations	127,888,092	385,393,105	(18,898,426)	133,790,961	(6,329,912)	8,080,617
Distributions to shareholders
From net investment income
Series I	(2,368,042)	(2,431,337)	(944,629)	(838,500)	(99,427)	(133,796)
Series II	(5,487,779)	(6,595,302)	(4,123,118)	(4,287,127)	(234,691)	(483,178)
Series III	(3,089,035)	(3,424,785)	(687,217)	(673,252)	(18,244)	(26,064)
From net realized gain
Series I	—	—	—	—	(453,542)	—
Series II	—	—	—	—	(1,603,911)	—
Series III	—	—	—	—	(53,467)	—
Total distributions	(10,944,856)	(12,451,424)	(5,754,964)	(5,798,879)	(2,463,282)	(643,038)
From portfolio share transactions
Portfolio share transactions	(244,211,230)	(297,910,267)	(73,389,593)	(118,549,130)	(1,261,037)	(7,037,966)
Total from portfolio share transactions	(244,211,230)	(297,910,267)	(73,389,593)	(118,549,130)	(1,261,037)	(7,037,966)
Total increase (decrease)	(127,267,994)	75,031,414	(98,042,983)	9,442,952	(10,054,231)	399,613

Net assets
Beginning of year	1,376,770,051	1,301,738,637	704,558,435	695,115,483	80,788,107	80,388,494
End of year	$1,249,502,057	$1,376,770,051	$606,515,452	$704,558,435	$70,733,876	$80,788,107

Undistributed net investment income (loss)	$8,482	$33,495	$3,441	$18,522	—	$2,664

	Blue Chip Growth Trust		Capital Appreciation Trust		Capital Appreciation Value Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	($1,766,191)	($362,765)	$169,344	$715,340	$3,614,056	$3,157,730
Net realized gain (loss)	310,695,264	311,034,269	172,206,434	188,107,472	49,873,714	41,596,550
Change in net unrealized appreciation (depreciation)	(151,413,488)	326,972,948	(71,849,933)	157,974,119	(12,558,559)	24,907,917
Increase (decrease) in net assets resulting from operations	157,515,585	637,644,452	100,525,845	346,796,931	40,929,211	69,662,197
Distributions to shareholders
From net investment income
Series I	—	(793,631)	(92,286)	(442,932)	(54,810)	(14,431)
Series II	—	(147,367)	—	(152,848)	(3,920,624)	(3,312,715)
Series NAV	—	(4,087,331)	(658,003)	(1,964,850)	(438,026)	(387,084)
From net realized gain
Series I	(12,537,282)	—	(21,234,869)	—	(470,137)	(68,582)
Series II	(5,349,879)	—	(7,864,061)	—	(37,206,730)	(27,224,686)
Series NAV	(53,290,139)	—	(85,396,966)	—	(3,293,506)	(2,488,386)
Total distributions	(71,177,300)	(5,028,329)	(115,246,185)	(2,560,630)	(45,383,833)	(33,495,884)
From portfolio share transactions
Portfolio share transactions	(283,624,301)	(418,594,323)	(85,432,199)	(254,345,006)	8,595,434	(3,601,952)
Total from portfolio share transactions	(283,624,301)	(418,594,323)	(85,432,199)	(254,345,006)	8,595,434	(3,601,952)
Total increase (decrease)	(197,286,016)	214,021,800	(100,152,539)	89,891,295	4,140,812	32,564,361

Net assets
Beginning of year	1,956,346,690	1,742,324,890	1,132,638,464	1,042,747,169	364,463,184	331,898,823
End of year	$1,759,060,674	$1,956,346,690	$1,032,485,925	$1,132,638,464	$368,603,996	$364,463,184

Undistributed net investment income (loss)	—	—	$177,311	$750,136	$626,745	$1,140,174

125

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Core Strategy Trust		Emerging Markets Value Trust		Equity-Income Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$71,048,116	$14,357,905	$16,658,224	$14,812,703	$37,897,289	$34,375,437
Net realized gain (loss)	144,440,674	13,855,584	(7,834,554)	31,063,900	163,808,733	186,602,051
Change in net unrealized appreciation (depreciation)	15,615,828	171,049,719	(44,511,724)	(80,725,547)	(50,928,399)	325,781,836
Increase (decrease) in net assets resulting from operations	231,104,618	199,263,208	(35,688,054)	(34,848,944)	150,777,623	546,759,324
Distributions to shareholders
From net investment income
Series I	(2,640,206)	(763,748)	(66,248)	(56,732)	(5,966,007)	(6,235,216)
Series II	(65,262,490)	(12,778,824)	—	—	(2,819,821)	(3,145,630)
Series NAV	(3,152,365)	(778,523)	(17,222,692)	(14,485,389)	(28,359,981)	(29,183,700)
From net realized gain
Series I	(1,075,593)	(129,529)	(131,659)	(153,736)	(28,326,415)	—
Series II	(28,815,803)	(83,031,151)	—	—	(15,092,690)	—
Series NAV	(1,215,593)	(6,553,436)	(31,106,556)	(36,787,252)	(132,227,621)	—
Total distributions	(102,162,050)	(104,035,211)	(48,527,155)	(51,483,109)	(212,792,535)	(38,564,546)
From portfolio share transactions
Portfolio share transactions	(256,890,572)	103,573,742	(170,540,613)	43,889,815	(70,767,811)	(385,355,138)
Issued in reorganization	—	3,141,252,023	—	—	—	—
Total from portfolio share transactions	(256,890,572)	3,244,825,765	(170,540,613)	43,889,815	(70,767,811)	(385,355,138)
Total increase (decrease)	(127,948,004)	3,340,053,762	(254,755,822)	(42,442,238)	(132,782,723)	122,839,640

Net assets
Beginning of year	4,079,509,006	739,455,244	1,082,144,633	1,124,586,871	2,119,676,378	1,996,836,738
End of year	$3,951,561,002	$4,079,509,006	$827,388,811	$1,082,144,633	$1,986,893,655	$2,119,676,378

Undistributed net investment income (loss)	$26,918	$35,588	$3,491,152	$172,707	$7,597,070	$6,853,802

	Financial Industries Trust		Franklin Templeton Founding Allocation Trust		Fundamental All Cap Core Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$1,628,798	$1,261,045	$37,883,211	$28,908,735	$5,190,914	$9,388,791
Net realized gain (loss)	56,531,391	(2,957,775)	25,360,809	(5,312,501)	210,658,967	103,810,862
Change in net unrealized appreciation (depreciation)	(43,792,256)	45,039,964	(23,005,559)	262,274,256	(63,407,616)	346,042,864
Increase (decrease) in net assets resulting from operations	14,367,933	43,343,234	40,238,461	285,870,490	152,442,265	459,242,517
Distributions to shareholders
From net investment income
Series I	(929,939)	(773,618)	(1,442,911)	(1,173,898)	(614,028)	(1,342,602)
Series II	(118,812)	(111,184)	(35,064,750)	(27,010,385)	(127,287)	(486,399)
Series NAV	(165,036)	(149,515)	(1,385,075)	(702,956)	(6,373,977)	(12,606,759)
From net realized gain
Series I	—	(1,280,499)	—	—	—	—
Series II	—	(261,849)	—	—	—	—
Series NAV	—	(231,094)	—	—	—	—
Total distributions	(1,213,787)	(2,807,759)	(37,892,736)	(28,887,239)	(7,115,292)	(14,435,760)
From portfolio share transactions
Portfolio share transactions	(19,743,572)	4,594,707	(132,410,307)	(115,906,025)	(142,491,245)	(130,676,232)
Total from portfolio share transactions	(19,743,572)	4,594,707	(132,410,307)	(115,906,025)	(142,491,245)	(130,676,232)
Total increase (decrease)	(6,589,426)	45,130,182	(130,064,582)	141,077,226	2,835,728	314,130,525

Net assets
Beginning of year	182,862,566	137,732,384	1,387,567,653	1,246,490,427	1,661,451,801	1,347,321,276
End of year	$176,273,140	$182,862,566	$1,257,503,071	$1,387,567,653	$1,664,287,529	$1,661,451,801

Undistributed net investment income (loss)	$724,854	$721,178	$11,971	$21,496	$594,600	$3,256,928

126

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Fundamental Large Cap Value Trust		Global Trust		Health Sciences Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$13,494,157	$7,770,509	$15,386,591	$9,527,848	($1,659,662)	($1,377,418)
Net realized gain (loss)	99,452,481	55,922,016	25,151,232	8,653,576	63,265,819	41,769,086
Change in net unrealized appreciation (depreciation)	7,393,174	114,097,805	(55,953,706)	157,255,767	19,724,147	52,844,888
Increase (decrease) in net assets resulting from operations	120,339,812	177,790,330	(15,415,883)	175,437,191	81,330,304	93,236,556
Distributions to shareholders
From net investment income
Series I	(3,598,169)	(2,755,700)	(3,583,673)	(2,457,954)	—	—
Series II	(1,008,439)	(166,942)	(1,093,238)	(411,728)	—	—
Series NAV	(6,301,311)	(5,479,111)	(9,809,993)	(6,739,470)	—	—
From net realized gain
Series I	—	—	—	—	(15,121,472)	(8,022,240)
Series II	—	—	—	—	(12,655,648)	(7,168,647)
Series NAV	—	—	—	—	(11,154,352)	(5,467,768)
Total distributions	(10,907,919)	(8,401,753)	(14,486,904)	(9,609,152)	(38,931,472)	(20,658,655)
From portfolio share transactions
Portfolio share transactions	(3,816,007)	16,547,769	(49,137,562)	(93,422,666)	25,749,321	13,326,733
Issued in reorganization	591,081,885	384,293,250	115,070,385	—	—	—
Total from portfolio share transactions	587,265,878	400,841,019	65,932,823	(93,422,666)	25,749,321	13,326,733
Total increase (decrease)	696,697,771	570,229,596	36,030,036	72,405,373	68,148,153	85,904,634

Net assets
Beginning of year	1,095,705,243	525,475,647	679,997,993	607,592,620	270,326,237	184,421,603
End of year	$1,792,403,014	$1,095,705,243	$716,028,029	$679,997,993	$338,474,390	$270,326,237

Undistributed net investment income (loss)	$4,344,793	$2,218,269	$1,612,816	$792,252	($51,853)	($103,714)

	International Core Trust		International Equity Index Trust B		International Growth Stock Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$27,644,064	$20,028,750	$20,674,709	$17,049,745	$9,240,034	$7,859,721
Net realized gain (loss)	84,497,048	58,296,858	4,825,627	928,715	47,094,715	12,658,887
Change in net unrealized appreciation (depreciation)	(158,403,699)	100,625,296	(54,254,983)	71,306,850	(51,990,782)	75,167,611
Increase (decrease) in net assets resulting from operations	(46,262,587)	178,950,904	(28,754,647)	89,285,310	4,343,967	95,686,219
Distributions to shareholders
From net investment income
Series I	(1,662,311)	(1,279,507)	(9,046,598)	(6,808,273)	(51,534)	(33,837)
Series II	(632,003)	(549,520)	(641,177)	(565,528)	(364,634)	(218,040)
Series NAV	(26,468,363)	(21,109,106)	(10,536,660)	(8,760,183)	(9,358,932)	(6,278,980)
Total distributions	(28,762,677)	(22,938,133)	(20,224,435)	(16,133,984)	(9,775,100)	(6,530,857)
From portfolio share transactions
Portfolio share transactions	(66,173,930)	(5,688,615)	(23,347,344)	(9,053,830)	(67,835,478)	(17,301,657)
Total from portfolio share transactions	(66,173,930)	(5,688,615)	(23,347,344)	(9,053,830)	(67,835,478)	(17,301,657)
Total increase (decrease)	(141,199,194)	150,324,156	(72,326,426)	64,097,496	(73,266,611)	71,853,705

Net assets
Beginning of year	868,487,478	718,163,322	692,647,448	628,549,952	576,554,093	504,700,388
End of year	$727,288,284	$868,487,478	$620,321,022	$692,647,448	$503,287,482	$576,554,093

Undistributed net investment income (loss)	$4,759,277	$4,232,592	$1,823,531	$1,655,297	$1,671,789	$1,141,893

127

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	International Small Company Trust		International Value Trust		Lifestyle Aggressive PS Series
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13[1]
From operations
Net investment income (loss)	$1,573,222	$1,646,712	$34,610,312	$21,586,152	$339,465	$3,078
Net realized gain (loss)	4,731,266	832,349	81,676,137	16,960,740	741,456	—
Change in net unrealized appreciation (depreciation)	(14,358,937)	21,965,910	(257,418,355)	233,024,165	353,951	9,084
Increase (decrease) in net assets resulting from operations	(8,054,449)	24,444,971	(141,131,906)	271,571,057	1,434,872	12,162
Distributions to shareholders
From net investment income
Series I	(561,048)	(760,896)	(3,065,848)	(2,003,717)	(43,186)	(922)
Series II	(280,835)	(410,881)	(2,203,413)	(1,496,451)	(286,313)	(1,273)
Series NAV	(718,046)	(732,360)	(28,619,112)	(17,441,255)	(10,968)	(935)
From net realized gain
Series I	—	—	—	—	(82,419)	—
Series II	—	—	—	—	(617,791)	—
Series NAV	—	—	—	—	(20,345)	—
From tax return of capital
Series I	—	—	—	—	—	(1,054)
Series II	—	—	—	—	—	(1,088)
Series NAV	—	—	—	—	—	(1,054)
Total distributions	(1,559,929)	(1,904,137)	(33,888,373)	(20,941,423)	(1,061,022)	(6,326)
From portfolio share transactions
Portfolio share transactions	(4,121,517)	(1,843,807)	(58,486,976)	(46,337,759)	21,310,649	329,375
Total from portfolio share transactions	(4,121,517)	(1,843,807)	(58,486,976)	(46,337,759)	21,310,649	329,375
Total increase (decrease)	(13,735,895)	20,697,027	(233,507,255)	204,291,875	21,684,499	335,211

Net assets
Beginning of year	117,101,084	96,404,057	1,270,801,203	1,066,509,328	335,211	—
End of year	$103,365,189	$117,101,084	$1,037,293,948	$1,270,801,203	$22,019,710	$335,211

Undistributed net investment income (loss)	$320,757	$188,437	$873,981	$863,042	—	—

	Lifestyle Balanced PS Series		Lifestyle Conservative PS Series		Lifestyle Growth PS Series
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$21,718,306	$3,289,111	$5,142,266	$950,125	$37,149,858	$3,293,978
Net realized gain (loss)	20,597,781	14,849,243	2,306,121	2,719,039	43,627,827	20,985,879
Change in net unrealized appreciation (depreciation)	5,792,070	3,706,770	577,940	(1,637,417)	16,434,321	11,065,250
Increase (decrease) in net assets resulting from operations	48,108,157	21,845,124	8,026,327	2,031,747	97,212,006	35,345,107
Distributions to shareholders
From net investment income
Series I	(675,031)	(4,383)	(224,397)	(2,126)	(786,892)	(51,055)
Series II	(20,311,910)	(3,279,963)	(4,908,599)	(944,830)	(36,091,812)	(3,239,934)
Series NAV	(727,306)	(1,917)	(10,054)	(2,138)	(263,227)	(1,385)
From net realized gain
Series I	(475,137)	(578)	(109,647)	(344)	(569,029)	(5,557)
Series II	(16,599,350)	(4,639,908)	(2,698,664)	(769,146)	(28,205,882)	(6,600,645)
Series NAV	(448,529)	(246)	(3,104)	(338)	(114,351)	(146)
Total distributions	(39,237,263)	(7,926,995)	(7,954,465)	(1,718,922)	(66,031,193)	(9,898,722)
From portfolio share transactions
Portfolio share transactions	767,864,914	29,546,962	146,444,947	(8,543,898)	1,590,528,760	100,855,879
Total from portfolio share transactions	767,864,914	29,546,962	146,444,947	(8,543,898)	1,590,528,760	100,855,879
Total increase (decrease)	776,735,808	43,465,091	146,516,809	(8,231,073)	1,621,709,573	126,302,264

Net assets
Beginning of year	213,377,426	169,912,335	50,309,743	58,540,816	300,845,922	174,543,658
End of year	$990,113,234	$213,377,426	$196,826,552	$50,309,743	$1,922,555,495	$300,845,922

Undistributed net investment income (loss)	$6,426	$2,815	$279	$1,057	$10,375	$1,597

1	Period from 11-1-13 (inception date) to 12-31-13.

128

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Lifestyle Moderate PS Series		Mid Cap Index Trust		Mid Cap Stock Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$7,817,496	$1,539,244	$8,753,267	$7,229,790	($3,278,128)	($2,246,616)
Net realized gain (loss)	6,544,760	6,881,573	71,639,495	49,499,202	164,887,262	165,057,038
Change in net unrealized appreciation (depreciation)	1,406,591	(74,213)	(5,676,128)	144,778,176	(92,851,204)	97,580,805
Increase (decrease) in net assets resulting from operations	15,768,847	8,346,604	74,716,634	201,507,168	68,757,930	260,391,227
Distributions to shareholders
From net investment income
Series I	(201,225)	(3,605)	(6,577,978)	(6,466,313)	(198,700)	(68,981)
Series II	(7,535,323)	(1,532,125)	(555,915)	(677,355)	—	—
Series NAV	(81,938)	(1,929)	(1,036,285)	(857,578)	(839,033)	(373,789)
From net realized gain
Series I	(169,934)	(526)	(39,286,251)	(32,012,045)	(35,511,662)	(3,448,177)
Series II	(7,289,319)	(1,817,009)	(4,303,055)	(4,121,104)	(19,825,782)	(2,072,540)
Series NAV	(33,966)	(274)	(5,588,815)	(4,072,412)	(108,051,727)	(10,204,918)
Total distributions	(15,311,705)	(3,355,468)	(57,348,299)	(48,206,807)	(164,426,904)	(16,168,405)
From portfolio share transactions
Portfolio share transactions	241,139,915	3,208,258	11,297,598	87,658,904	1,422,921	(43,783,111)
Total from portfolio share transactions	241,139,915	3,208,258	11,297,598	87,658,904	1,422,921	(43,783,111)
Total increase (decrease)	241,597,057	8,199,394	28,665,933	240,959,265	(94,246,053)	200,439,711

Net assets
Beginning of year	92,495,429	84,296,035	827,159,452	586,200,187	942,560,520	742,120,809
End of year	$334,092,486	$92,495,429	$855,825,385	$827,159,452	$848,314,467	$942,560,520

Undistributed net investment income (loss)	$506	$1,556	$2,319,314	$1,769,613	($1,618,718)	($1,043,232)

	Mid Value Trust		Mutual Shares Trust		Real Estate Securities Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$7,352,634	$5,789,253	$17,663,320	$11,144,388	$7,759,500	$8,142,659
Net realized gain (loss)	148,091,954	87,384,849	49,069,947	57,560,992	53,887,723	43,016,065
Change in net unrealized appreciation (depreciation)	(59,437,739)	140,286,416	(19,443,810)	96,988,727	50,927,486	(50,323,523)
Increase (decrease) in net assets resulting from operations	96,006,849	233,460,518	47,289,457	165,694,107	112,574,709	835,201
Distributions to shareholders
From net investment income
Series I	(2,576,571)	(3,370,036)	(6,632,707)	(2,917,885)	(1,538,681)	(1,670,203)
Series II	(410,962)	(681,206)	—	—	(888,289)	(1,045,366)
Series NAV	(3,790,697)	(5,335,502)	(14,333,919)	(6,470,156)	(4,350,257)	(4,680,127)
From net realized gain
Series I	(33,532,420)	(22,085,731)	(3,722,458)	—	—	—
Series II	(7,431,542)	(5,509,793)	—	—	—	—
Series NAV	(45,649,624)	(33,270,878)	(8,083,139)	—	—	—
Total distributions	(93,391,816)	(70,253,146)	(32,772,223)	(9,388,041)	(6,777,227)	(7,395,696)
From portfolio share transactions
Portfolio share transactions	(63,401,158)	50,661,107	(88,869,399)	(91,372,675)	(18,231,518)	(25,905,062)
Total from portfolio share transactions	(63,401,158)	50,661,107	(88,869,399)	(91,372,675)	(18,231,518)	(25,905,062)
Total increase (decrease)	(60,786,125)	213,868,479	(74,352,165)	64,933,391	87,565,964	(32,465,557)

Net assets
Beginning of year	964,445,415	750,576,936	694,102,534	629,169,143	365,522,134	397,987,691
End of year	$903,659,290	$964,445,415	$619,750,369	$694,102,534	$453,088,098	$365,522,134

Undistributed net investment income (loss)	$3,758,724	$1,936,917	$3,701,741	$11,140,346	$2,713,961	$2,767,326

129

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Science & Technology Trust		Small Cap Growth Trust		Small Cap Index Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	($1,417,985)	($639,514)	($4,203,309)	($3,188,069)	$4,000,427	$3,928,834
Net realized gain (loss)	85,635,181	47,272,485	89,437,575	84,588,073	37,756,279	27,572,594
Change in net unrealized appreciation (depreciation)	(28,699,627)	89,366,495	(47,861,315)	85,784,709	(22,126,469)	94,774,868
Increase (decrease) in net assets resulting from operations	55,517,569	135,999,466	37,372,951	167,184,713	19,630,237	126,276,296
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(2,780,892)	(4,101,050)
Series II	—	—	—	—	(374,223)	(744,589)
Series NAV	—	—	—	—	(887,521)	(1,008,513)
From net realized gain
Series I	(12,251,835)	—	(18,243,237)	(4,946,873)	(18,727,971)	(19,772,228)
Series II	(1,466,657)	—	(6,099,799)	(1,776,127)	(3,293,941)	(4,170,715)
Series NAV	(614,004)	—	(56,218,951)	(14,110,960)	(5,544,553)	(4,585,841)
Total distributions	(14,332,496)	—	(80,561,987)	(20,833,960)	(31,609,101)	(34,382,936)
From portfolio share transactions
Portfolio share transactions	6,769,927	(27,693,121)	(22,229,637)	28,600,285	3,081,959	47,051,971
Total from portfolio share transactions	6,769,927	(27,693,121)	(22,229,637)	28,600,285	3,081,959	47,051,971
Total increase (decrease)	47,955,000	108,306,345	(65,418,673)	174,951,038	(8,896,905)	138,945,331

Net assets
Beginning of year	443,037,803	334,731,458	566,774,391	391,823,353	457,361,096	318,415,765
End of year	$490,992,803	$443,037,803	$501,355,718	$566,774,391	$448,464,191	$457,361,096

Undistributed net investment income (loss)	—	($174,097)	—	($1)	$1,211,436	$1,225,922

	Small Cap Opportunities Trust		Small Cap Value Trust		Small Company Growth Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$206,685	$46,117	$4,753,046	$1,732,159	($122,747)	($235,917)
Net realized gain (loss)	34,719,990	19,682,365	105,422,420	84,769,506	29,906,422	10,885,673
Change in net unrealized appreciation (depreciation)	(28,482,492)	42,445,673	(61,014,608)	118,360,874	(18,789,676)	29,932,221
Increase (decrease) in net assets resulting from operations	6,444,183	62,174,155	49,160,858	204,862,539	10,993,999	40,581,977
Distributions to shareholders
From net investment income
Series I	(55,205)	(224,469)	(2,183,600)	(1,850,584)	—	—
Series II	—	(157,212)	(180,653)	(175,737)	—	—
Series NAV	(100,596)	(697,929)	(2,247,587)	(2,026,277)	—	(260,693)
From net realized gain
Series I	—	—	(40,097,597)	(18,300,253)	—	—
Series II	—	—	(4,941,599)	(2,446,007)	—	—
Series NAV	—	—	(38,587,282)	(18,470,811)	—	—
Total distributions	(155,801)	(1,079,610)	(88,238,318)	(43,269,669)	—	(260,693)
From portfolio share transactions
Portfolio share transactions	(38,516,878)	(18,408,584)	(34,246,536)	10,358,729	(34,843,110)	11,656,928
Issued in reorganization	—	116,981,069	—	—	—	—
Total from portfolio share transactions	(38,516,878)	98,572,485	(34,246,536)	10,358,729	(34,843,110)	11,656,928
Total increase (decrease)	(32,228,496)	159,667,030	(73,323,996)	171,951,599	(23,849,111)	51,978,212

Net assets
Beginning of year	314,040,595	154,373,565	795,055,740	623,104,141	157,963,259	105,985,047
End of year	$281,812,099	$314,040,595	$721,731,744	$795,055,740	$134,114,148	$157,963,259

Undistributed net investment income (loss)	$178,951	$42,126	$826,711	$800,803	—	—

130

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Small Company Value Trust		Strategic Equity Allocation Trust		Total Stock Market Index Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$2,099,222	$1,258,940	$213,509,531	$154,051,136	$7,865,436	$6,668,871
Net realized gain (loss)	46,281,289	29,301,854	398,430,589	290,115,942	18,200,971	8,721,834
Change in net unrealized appreciation (depreciation)	(48,460,128)	78,061,106	77,288,034	1,794,985,111	36,652,860	122,315,137
Increase (decrease) in net assets resulting from operations	(79,617)	108,621,900	689,228,154	2,239,152,189	62,719,267	137,705,842
Distributions to shareholders
From net investment income
Series I	(22,912)	(1,370,552)	—	—	(5,347,166)	(5,459,112)
Series II	—	(1,167,158)	—	—	(405,717)	(502,354)
Series NAV	(138,998)	(4,014,107)	(206,763,258)	(159,280,126)	(1,118,542)	(1,160,558)
From net realized gain
Series I	(1,683,518)	—	—	—	(7,036,039)	(5,347,278)
Series II	(1,396,284)	—	—	—	(635,045)	(570,518)
Series NAV	(5,123,819)	—	(305,725,699)	(20,666,505)	(1,447,709)	(1,103,111)
Total distributions	(8,365,531)	(6,551,817)	(512,488,957)	(179,946,631)	(15,990,218)	(14,142,931)
From portfolio share transactions
Portfolio share transactions	(54,826,650)	(48,154,314)	(162,504,486)	1,099,908,125	(269,959)	30,424,105
Total from portfolio share transactions	(54,826,650)	(48,154,314)	(162,504,486)	1,099,908,125	(269,959)	30,424,105
Total increase (decrease)	(63,271,798)	53,915,769	14,234,711	3,159,113,683	46,459,090	153,987,016

Net assets
Beginning of year	421,173,452	367,257,683	11,162,192,979	8,003,079,296	555,341,179	401,354,163
End of year	$357,901,654	$421,173,452	$11,176,427,690	$11,162,192,979	$601,800,269	$555,341,179

Undistributed net investment income (loss)	$2,417,724	($565,167)	$34,206,682	$28,506,634	$2,405,747	$1,884,984

	U.S. Equity Trust		Utilities Trust		Value Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$11,188,864	$14,067,764	$15,104,199	$12,606,206	$3,371,610	$3,378,335
Net realized gain (loss)	172,471,679	115,321,081	43,655,817	30,115,075	80,508,294	66,485,342
Change in net unrealized appreciation (depreciation)	(88,620,569)	110,415,175	156,375	15,802,342	(20,368,243)	90,707,216
Increase (decrease) in net assets resulting from operations	95,039,974	239,804,020	58,916,391	58,523,623	63,511,661	160,570,893
Distributions to shareholders
From net investment income
Series I	(1,967,981)	(2,225,647)	(13,928,248)	(8,227,169)	(2,804,418)	(3,894,141)
Series II	(101,917)	(121,206)	(683,184)	(445,803)	(87,779)	(208,964)
Series NAV	(10,056,553)	(13,006,344)	(1,211,903)	(617,566)	(153,885)	(247,827)
From net realized gain
Series I	—	—	(17,042,511)	—	(57,988,642)	—
Series II	—	—	(912,676)	—	(3,227,052)	—
Series NAV	—	—	(1,393,915)	—	(2,764,282)	—
Total distributions	(12,126,451)	(15,353,197)	(35,172,437)	(9,290,538)	(67,026,058)	(4,350,932)
From portfolio share transactions
Portfolio share transactions	(222,136,901)	(191,061,058)	6,737,448	229,875,726	75,092,359	(27,118,243)
Total from portfolio share transactions	(222,136,901)	(191,061,058)	6,737,448	229,875,726	75,092,359	(27,118,243)
Total increase (decrease)	(139,223,378)	33,389,765	30,481,402	279,108,811	71,577,962	129,101,718

Net assets
Beginning of year	961,623,931	928,234,166	472,909,893	193,801,082	591,918,153	462,816,435
End of year	$822,400,553	$961,623,931	$503,391,295	$472,909,893	$663,496,115	$591,918,153

Undistributed net investment income (loss)	$1,861,259	$2,759,451	$5,161,249	$3,462,984	$884,998	$662,697

131

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
500 Index Trust B
SERIES I
12-31-2014	23.34	0.42	2.68	3.10	(0.39)	(0.37)	—	(0.76)	25.68	13.33		0.54		0.30		1.71		1,880		2
12-31-2013	18.01	0.37	5.38	5.75	(0.38)	(0.04)	—	(0.42)	23.34	32.03		0.53		0.30		1.75		1,581		4
12-31-2012[3]	17.88	0.08	0.15	0.23	(0.10)	—	—	(0.10)	18.01	1.32	[4]	0.53	[5]	0.30	[5]	2.94	[5]	1,142		4	[6,7]
SERIES II
12-31-2014	23.36	0.37	2.69	3.06	(0.34)	(0.37)	—	(0.71)	25.71	13.15		0.74		0.50		1.51		55		2
12-31-2013	18.03	0.32	5.39	5.71	(0.34)	(0.04)	—	(0.38)	23.36	31.76		0.73		0.50		1.55		52		4
12-31-2012[3]	17.88	0.08	0.14	0.22	(0.07)	—	—	(0.07)	18.03	1.27	[4]	0.73	[5]	0.50	[5]	2.74	[5]	47		4	[6,7]
SERIES NAV
12-31-2014	23.33	0.43	2.69	3.12	(0.40)	(0.37)	—	(0.77)	25.68	13.43		0.49		0.25		1.76		1,530		2
12-31-2013	18.01	0.38	5.37	5.75	(0.39)	(0.04)	—	(0.43)	23.33	32.03		0.48		0.25		1.80		1,397		4
12-31-2012	15.71	0.36	2.12	2.48	(0.18)	—	—	(0.18)	18.01	15.80		0.49		0.25		2.07		1,121		4	[6]
12-31-2011	15.71	0.30	(0.01)	0.29	(0.29)	—	—	(0.29)	15.71	1.87		0.49		0.25		1.86		845		4
12-31-2010	13.91	0.25	1.81	2.06	(0.26)	—	—	(0.26)	15.71	14.86		0.49		0.25		1.77		886		10
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 11-5-12. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

All Cap Core Trust
SERIES I
12-31-2014	25.15	0.19	2.23	2.42	(0.25)	—	—	(0.25)	27.32	9.64		0.87		0.86		0.71		81		249
12-31-2013	18.95	0.23	6.26	6.49	(0.29)	—	—	(0.29)	25.15	34.33		0.87		0.86		1.02		86		180
12-31-2012	16.44	0.26	2.46	2.72	(0.21)	—	—	(0.21)	18.95	16.57		0.86		0.86		1.46		73		242
12-31-2011	16.55	0.17	(0.11)	0.06	(0.17)	—	—	(0.17)	16.44	0.41		0.86		0.86		0.99		71		231
12-31-2010	14.79	0.17	1.75	1.92	(0.16)	—	—	(0.16)	16.55	13.04		0.86		0.86		1.03		83		219
SERIES II
12-31-2014	25.10	0.13	2.24	2.37	(0.20)	—	—	(0.20)	27.27	9.46		1.07		1.06		0.49		6		249
12-31-2013	18.92	0.18	6.25	6.43	(0.25)	—	—	(0.25)	25.10	34.04		1.07		1.06		0.82		9		180
12-31-2012	16.41	0.23	2.45	2.68	(0.17)	—	—	(0.17)	18.92	16.38		1.06		1.06		1.26		8		242
12-31-2011	16.53	0.13	(0.11)	0.02	(0.14)	—	—	(0.14)	16.41	0.14		1.06		1.06		0.79		8		231
12-31-2010	14.77	0.13	1.76	1.89	(0.13)	—	—	(0.13)	16.53	12.81		1.06		1.06		0.83		9		219
SERIES NAV
12-31-2014	25.16	0.20	2.23	2.43	(0.26)	—	—	(0.26)	27.33	9.69		0.82		0.81		0.77		264		249
12-31-2013	18.95	0.24	6.28	6.52	(0.31)	—	—	(0.31)	25.16	34.44		0.82		0.81		1.06		284		180
12-31-2012	16.44	0.27	2.46	2.73	(0.22)	—	—	(0.22)	18.95	16.62		0.81		0.81		1.51		274		242
12-31-2011	16.56	0.18	(0.12)	0.06	(0.18)	—	—	(0.18)	16.44	0.40		0.81		0.81		1.04		272		231
12-31-2010	14.80	0.16	1.77	1.93	(0.17)	—	—	(0.17)	16.56	13.09		0.81		0.81		1.08		286		219
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Alpha Opportunities Trust
SERIES I
12-31-2014	16.21	0.08	1.17	1.25	(0.08)	(3.78)	—	(3.86)	13.60	8.00		1.06		1.02		0.52		1		109
12-31-2013	13.36	0.08	4.56	4.64	(0.12)	(1.67)	—	(1.79)	16.21	35.55		1.07		1.05		0.49		1		121
12-31-2012	11.92	0.09	2.39	2.48	(0.07)	(0.97)	—	(1.04)	13.36	21.33		1.06		1.06		0.71		1		141
12-31-2011	15.35	0.05	(1.34)	(1.29)	(0.03)	(2.11)	—	(2.14)	11.92	(8.14)		1.07		1.07		0.32		—	[3]	157
12-31-2010	15.14	0.03	2.18	2.21	(0.07)	(1.93)	—	(2.00)	15.35	16.92		1.07		1.07		0.20		—	[3]	185
SERIES NAV
12-31-2014	16.22	0.08	1.19	1.27	(0.09)	(3.78)	—	(3.87)	13.62	8.12		1.01		0.97		0.55		780		109
12-31-2013	13.37	0.08	4.57	4.65	(0.13)	(1.67)	—	(1.80)	16.22	35.58		1.02		1.00		0.55		915		121
12-31-2012	11.93	0.10	2.39	2.49	(0.08)	(0.97)	—	(1.05)	13.37	21.38		1.01		1.01		0.73		888		141
12-31-2011	15.35	0.05	(1.33)	(1.28)	(0.03)	(2.11)	—	(2.14)	11.93	(8.02)		1.02		1.02		0.34		875		157
12-31-2010	15.14	0.03	2.18	2.21	(0.07)	(1.93)	—	(2.00)	15.35	16.98		1.02		1.02		0.22		924		185
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $500,000.

132

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)		From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Asset Allocation Trust
SERIES I
12-31-2014	15.22	0.17	[3]	0.60	0.77	(0.17)	(0.07)		—	(0.24)	15.75	5.05	0.62	[4]	0.61	[4]	1.11	[3]	227		7
12-31-2013	12.47	0.15	[3]	2.76	2.91	(0.16)	—		—	(0.16)	15.22	23.30	0.62	[4]	0.62	[4]	1.08	[3]	221		2
12-31-2012	10.94	0.18	[3]	1.54	1.72	(0.19)	—		—	(0.19)	12.47	15.76	0.62	[4]	0.62	[4]	1.50	[3]	192		2
12-31-2011	11.01	0.16	[3]	(0.06)	0.10	(0.17)	—		—	(0.17)	10.94	0.91	0.62	[4]	0.62	[4]	1.42	[3]	187		2
12-31-2010	9.98	0.16	[3]	1.04	1.20	(0.17)	—	[5]	—	(0.17)	11.01	12.06	0.62	[4]	0.62	[4]	1.53	[3]	216		3
SERIES II
12-31-2014	15.22	0.14	[3]	0.61	0.75	(0.15)	(0.07)		—	(0.22)	15.75	4.89	0.77	[4]	0.76	[4]	0.90	[3]	1,320		7
12-31-2013	12.47	0.13	[3]	2.75	2.88	(0.13)	—		—	(0.13)	15.22	23.13	0.77	[4]	0.77	[4]	0.90	[3]	1,430		2
12-31-2012	10.95	0.16	[3]	1.54	1.70	(0.18)	—		—	(0.18)	12.47	15.49	0.77	[4]	0.77	[4]	1.36	[3]	1,305		2
12-31-2011	11.01	0.14	[3]	(0.05)	0.09	(0.15)	—		—	(0.15)	10.95	0.86	0.77	[4]	0.77	[4]	1.29	[3]	1,274		2
12-31-2010	9.98	0.14	[3]	1.04	1.18	(0.15)	—	[5]	—	(0.15)	11.01	11.90	0.77	[4]	0.77	[4]	1.42	[3]	1,420		3
SERIES III
12-31-2014	15.22	0.21	[3]	0.61	0.82	(0.22)	(0.07)		—	(0.29)	15.75	5.40	0.27	[4]	0.26	[4]	1.37	[3]	156		7
12-31-2013	12.46	0.20	[3]	2.76	2.96	(0.20)	—		—	(0.20)	15.22	23.79	0.27	[4]	0.27	[4]	1.40	[3]	173		2
12-31-2012	10.93	0.23	[3]	1.54	1.77	(0.24)	—		—	(0.24)	12.46	16.16	0.27	[4]	0.27	[4]	1.87	[3]	156		2
12-31-2011	11.00	0.21	[3]	(0.07)	0.14	(0.21)	—		—	(0.21)	10.93	1.27	0.27	[4]	0.27	[4]	1.84	[3]	146		2
12-31-2010	9.96	0.20	[3]	1.04	1.24	(0.20)	—	[5]	—	(0.20)	11.00	12.54	0.27	[4]	0.27	[4]	1.96	[3]	153		3
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from the underlying fund held by the portfolio. The expense ratio of the underlying fund held by the portfolio was 0.31% for all periods presented. 5. Less than $0.005 per share.

American Global Growth Trust
SERIES I
12-31-2014	15.68	0.15	[3]	0.16	0.31	(0.13)	—		—	(0.13)	15.86	1.96	0.63	[4]	0.58	[4]	0.97	[3]	8		13
12-31-2013	12.29	0.16	[3]	3.36	3.52	(0.13)	—		—	(0.13)	15.68	28.63	0.64	[4]	0.63	[4]	1.17	[3]	5		2	[5]
12-31-2012	10.11	0.07	[3]	2.17	2.24	(0.06)	—		—	(0.06)	12.29	22.13	0.64	[4]	0.64	[4]	0.59	[3]	2		5
12-31-2011	11.25	0.21	[3]	(1.25)	(1.04)	(0.10)	—		—	(0.10)	10.11	(9.24)	0.64	[4]	0.64	[4]	2.01	[3]	2		7
12-31-2010[6]	11.27	0.05	[3]	0.04	0.09	(0.11)	—		—	(0.11)	11.25	0.81 [7]	0.61	[4,8]	0.61	[4,8]	4.18	[3,8]	—	[9]	8
SERIES II
12-31-2014	15.65	0.10	[3]	0.19	0.29	(0.11)	—		—	(0.11)	15.83	1.82	0.78	[4]	0.74	[4]	0.62	[3]	203		13
12-31-2013	12.27	0.11	[3]	3.38	3.49	(0.11)	—		—	(0.11)	15.65	28.43	0.79	[4]	0.78	[4]	0.77	[3]	233		2	[5]
12-31-2012	10.09	0.04	[3]	2.18	2.22	(0.04)	—		—	(0.04)	12.27	22.00	0.79	[4]	0.79	[4]	0.33	[3]	165		5
12-31-2011	11.23	0.08	[3]	(1.14)	(1.06)	(0.08)	—		—	(0.08)	10.09	(9.40)	0.79	[4]	0.79	[4]	0.73	[3]	158		7
12-31-2010	10.19	0.09	[3]	1.05	1.14	(0.10)	—		—	(0.10)	11.23	11.17	0.79	[4]	0.78	[4]	0.91	[3]	199		8
SERIES III
12-31-2014	15.64	0.18	[3]	0.18	0.36	(0.18)	—		—	(0.18)	15.82	2.31	0.28	[4]	0.24	[4]	1.12	[3]	36		13
12-31-2013	12.25	0.24	[3]	3.33	3.57	(0.18)	—		—	(0.18)	15.64	29.12	0.29	[4]	0.28	[4]	1.68	[3]	40		2	[5]
12-31-2012	10.08	0.10	[3]	2.17	2.27	(0.10)	—		—	(0.10)	12.25	22.49	0.29	[4]	0.29	[4]	0.84	[3]	4		5
12-31-2011	11.22	0.15	[3]	(1.15)	(1.00)	(0.14)	—		—	(0.14)	10.08	(8.92)	0.29	[4]	0.29	[4]	1.37	[3]	3		7
12-31-2010	10.17	0.16	[3]	1.04	1.20	(0.15)	—		—	(0.15)	11.22	11.80	0.29	[4]	0.28	[4]	1.60	[3]	3		8
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from the underlying fund held by the portfolio. The expense ratios of the underlying fund held by the portfolio were as follows: 0.55%, 0.56%, 0.55%, 0.56% and 0.61% for the periods ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively. 5. Excludes merger activity. 6. The inception date for Series I shares is 11-5-10. 7. Not annualized. 8. Annualized. 9. Less than $500,000.

133

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth Trust
SERIES I
12-31-2014	22.44	0.20	[3]	1.63	1.83	(0.20)	—	—	(0.20)	24.07	8.13	0.62	[4]	0.61	[4]	0.85	[3]	118	7
12-31-2013	17.40	0.11	[3]	5.04	5.15	(0.11)	—	—	(0.11)	22.44	29.60	0.62	[4]	0.62	[4]	0.57	[3]	110	2
12-31-2012	14.87	0.07	[3]	2.53	2.60	(0.07)	—	—	(0.07)	17.40	17.49	0.62	[4]	0.62	[4]	0.40	[3]	91	4
12-31-2011	15.63	0.04	[3]	(0.76)	(0.72)	(0.04)	—	—	(0.04)	14.87	(4.63)	0.62	[4]	0.62	[4]	0.24	[3]	94	6
12-31-2010	13.26	0.05	[3]	2.37	2.42	(0.05)	—	—	(0.05)	15.63	18.24	0.62	[4]	0.62	[4]	0.36	[3]	109	5
SERIES II
12-31-2014	22.37	0.14	[3]	1.64	1.78	(0.16)	—	—	(0.16)	23.99	7.96	0.77	[4]	0.76	[4]	0.63	[3]	804	7
12-31-2013	17.34	0.07	[3]	5.04	5.11	(0.08)	—	—	(0.08)	22.37	29.48	0.77	[4]	0.77	[4]	0.36	[3]	919	2
12-31-2012	14.83	0.04	[3]	2.52	2.56	(0.05)	—	—	(0.05)	17.34	17.23	0.77	[4]	0.77	[4]	0.24	[3]	902	4
12-31-2011	15.59	0.01	[3]	(0.76)	(0.75)	(0.01)	—	—	(0.01)	14.83	(4.79)	0.77	[4]	0.77	[4]	0.08	[3]	930	6
12-31-2010	13.22	0.02	[3]	2.38	2.40	(0.03)	—	—	(0.03)	15.59	18.14	0.77	[4]	0.77	[4]	0.16	[3]	1,138	5
SERIES III
12-31-2014	22.36	0.26	[3]	1.64	1.90	(0.28)	—	—	(0.28)	23.98	8.47	0.27	[4]	0.26	[4]	1.14	[3]	106	7
12-31-2013	17.33	0.17	[3]	5.04	5.21	(0.18)	—	—	(0.18)	22.36	30.07	0.27	[4]	0.27	[4]	0.88	[3]	116	2
12-31-2012	14.81	0.13	[3]	2.52	2.65	(0.13)	—	—	(0.13)	17.33	17.89	0.27	[4]	0.27	[4]	0.78	[3]	106	4
12-31-2011	15.57	0.10	[3]	(0.77)	(0.67)	(0.09)	—	—	(0.09)	14.81	(4.29)	0.27	[4]	0.27	[4]	0.65	[3]	98	6
12-31-2010	13.20	0.11	[3]	2.36	2.47	(0.10)	—	—	(0.10)	15.57	18.69	0.27	[4]	0.27	[4]	0.78	[3]	89	5
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from the underlying fund held by the portfolio. The expense ratios of the underlying fund held by the portfolio were as follows: 0.35%, 0.35%, 0.34%, 0.34% and 0.34% for the periods ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively.

American Growth-Income Trust
SERIES I
12-31-2014	21.96	0.21	[3]	2.04	2.25	(0.21)	—	—	(0.21)	24.00	10.25	0.62	[4]	0.61	[4]	0.90	[3]	267	6
12-31-2013	16.66	0.18	[3]	5.32	5.50	(0.20)	—	—	(0.20)	21.96	33.01	0.62	[4]	0.61	[4]	0.96	[3]	270	2
12-31-2012	14.40	0.22	[3]	2.25	2.47	(0.21)	—	—	(0.21)	16.66	17.15	0.62	[4]	0.62	[4]	1.39	[3]	232	18	[5]
12-31-2011	14.90	0.16	[3]	(0.48)	(0.32)	(0.18)	—	—	(0.18)	14.40	(2.16)	0.62	[4]	0.62	[4]	1.10	[3]	197	5
12-31-2010	13.55	0.14	[3]	1.37	1.51	(0.16)	—	—	(0.16)	14.90	11.13	0.62	[4]	0.62	[4]	1.04	[3]	240	6
SERIES II
12-31-2014	21.92	0.16	[3]	2.06	2.22	(0.18)	—	—	(0.18)	23.96	10.12	0.77	[4]	0.76	[4]	0.68	[3]	730	6
12-31-2013	16.63	0.14	[3]	5.32	5.46	(0.17)	—	—	(0.17)	21.92	32.84	0.77	[4]	0.76	[4]	0.75	[3]	831	2
12-31-2012	14.38	0.17	[3]	2.27	2.44	(0.19)	—	—	(0.19)	16.63	16.94	0.77	[4]	0.77	[4]	1.09	[3]	814	18	[5]
12-31-2011	14.88	0.15	[3]	(0.49)	(0.34)	(0.16)	—	—	(0.16)	14.38	(2.31)	0.77	[4]	0.77	[4]	0.99	[3]	778	5
12-31-2010	13.54	0.13	[3]	1.35	1.48	(0.14)	—	—	(0.14)	14.88	10.91	0.77	[4]	0.77	[4]	0.92	[3]	928	6
SERIES III
12-31-2014	21.92	0.27	[3]	2.07	2.34	(0.30)	—	—	(0.30)	23.96	10.64	0.27	[4]	0.26	[4]	1.19	[3]	252	6
12-31-2013	16.62	0.24	[3]	5.33	5.57	(0.27)	—	—	(0.27)	21.92	33.50	0.27	[4]	0.26	[4]	1.27	[3]	276	2
12-31-2012	14.37	0.57	[3]	1.94	2.51	(0.26)	—	—	(0.26)	16.62	17.51	0.27	[4]	0.27	[4]	3.53	[3]	257	18	[5]
12-31-2011	14.87	0.23	[3]	(0.50)	(0.27)	(0.23)	—	—	(0.23)	14.37	(1.81)	0.27	[4]	0.27	[4]	1.58	[3]	76	5
12-31-2010	13.52	0.21	[3]	1.35	1.56	(0.21)	—	—	(0.21)	14.87	11.51	0.27	[4]	0.27	[4]	1.51	[3]	79	6
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from the underlying fund held by the portfolio. The expense ratios of the underlying fund held by the portfolio were as follows: 0.29%, 0.29%, 0.28%, 0.29% and 0.29% for the periods ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively. 5. Excludes merger activity.

134

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American International Trust
SERIES I
12-31-2014	19.23	0.21	[3]	(0.79)	(0.58)	(0.20)	—	—	(0.20)	18.45	(3.05)	0.62	[4]	0.62	[4]	1.08	[3]	89	6
12-31-2013	16.01	0.17	[3]	3.22	3.39	(0.17)	—	—	(0.17)	19.23	21.20	0.63	[4]	0.62	[4]	1.00	[3]	92	3
12-31-2012	13.77	0.16	[3]	2.25	2.41	(0.17)	—	—	(0.17)	16.01	17.49	0.62	[4]	0.62	[4]	1.06	[3]	81	5
12-31-2011	16.33	0.20	[3]	(2.54)	(2.34)	(0.22)	—	—	(0.22)	13.77	(14.34)	0.62	[4]	0.62	[4]	1.29	[3]	87	9
12-31-2010	15.52	0.26	[3]	0.81	1.07	(0.26)	—	—	(0.26)	16.33	6.88	0.62	[4]	0.62	[4]	1.73	[3]	117	12
SERIES II
12-31-2014	19.21	0.15	[3]	(0.75)	(0.60)	(0.17)	—	—	(0.17)	18.44	(3.15)	0.77	[4]	0.77	[4]	0.79	[3]	468	6
12-31-2013	16.00	0.13	[3]	3.23	3.36	(0.15)	—	—	(0.15)	19.21	20.98	0.78	[4]	0.77	[4]	0.76	[3]	557	3
12-31-2012	13.77	0.13	[3]	2.25	2.38	(0.15)	—	—	(0.15)	16.00	17.26	0.77	[4]	0.77	[4]	0.90	[3]	563	5
12-31-2011	16.31	0.19	[3]	(2.54)	(2.35)	(0.19)	—	—	(0.19)	13.77	(14.38)	0.77	[4]	0.77	[4]	1.22	[3]	576	9
12-31-2010	15.51	0.22	[3]	0.81	1.03	(0.23)	—	—	(0.23)	16.31	6.68	0.77	[4]	0.77	[4]	1.43	[3]	726	12
SERIES III
12-31-2014	19.17	0.26	[3]	(0.77)	(0.51)	(0.26)	—	—	(0.26)	18.40	(2.66)	0.27	[4]	0.27	[4]	1.33	[3]	50	6
12-31-2013	15.96	0.23	[3]	3.21	3.44	(0.23)	—	—	(0.23)	19.17	21.58	0.28	[4]	0.27	[4]	1.31	[3]	55	3
12-31-2012	13.72	0.22	[3]	2.24	2.46	(0.22)	—	—	(0.22)	15.96	17.94	0.27	[4]	0.27	[4]	1.49	[3]	51	5
12-31-2011	16.28	0.34	[3]	(2.63)	(2.29)	(0.27)	—	—	(0.27)	13.72	(14.05)	0.27	[4]	0.27	[4]	2.18	[3]	45	9
12-31-2010	15.47	0.40	[3]	0.72	1.12	(0.31)	—	—	(0.31)	16.28	7.25	0.27	[4]	0.27	[4]	2.64	[3]	33	12
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from the underlying fund by the portfolio. The ratios of the underlying fund held by the portfolio were as follows: 0.54%, 0.54%, 0.53%, 0.53% and 0.53% for the periods ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively.

American New World Trust
SERIES I
12-31-2014	14.89	0.10	[3]	(1.28)	(1.18)	(0.08)	(0.41)	—	(0.49)	13.22	(8.21)	0.67	[4]	0.66	[4]	0.68	[3]	16	20
12-31-2013	13.55	0.16	[3]	1.31	1.47	(0.13)	—	—	(0.13)	14.89	10.89	0.67	[4]	0.67	[4]	1.16	[3]	15	11
12-31-2012	11.61	0.08	[3]	1.94	2.02	(0.08)	—	—	(0.08)	13.55	17.37	0.68	[4]	0.68	[4]	0.60	[3]	10	7
12-31-2011	13.75	0.20	[3]	(2.17)	(1.97)	(0.17)	—	—	(0.17)	11.61	(14.33)	0.66	[4]	0.66	[4]	1.57	[3]	9	14
12-31-2010	11.84	0.28	[3]	1.78	2.06	(0.15)	—	—	(0.15)	13.75	17.42	0.66	[4]	0.65	[4]	2.26	[3]	8	26
SERIES II
12-31-2014	14.88	0.05	[3]	(1.25)	(1.20)	(0.06)	(0.41)	—	(0.46)	13.21	(8.37)	0.82	[4]	0.81	[4]	0.37	[3]	53	20
12-31-2013	13.54	0.10	[3]	1.35	1.45	(0.11)	—	—	(0.11)	14.88	10.74	0.82	[4]	0.82	[4]	0.75	[3]	64	11
12-31-2012	11.61	0.05	[3]	1.94	1.99	(0.06)	—	—	(0.06)	13.54	17.12	0.83	[4]	0.83	[4]	0.43	[3]	68	7
12-31-2011	13.74	0.14	[3]	(2.12)	(1.98)	(0.15)	—	—	(0.15)	11.61	(14.41)	0.81	[4]	0.81	[4]	1.04	[3]	66	14
12-31-2010	11.84	0.14	[3]	1.89	2.03	(0.13)	—	—	(0.13)	13.74	17.18	0.81	[4]	0.80	[4]	1.12	[3]	95	26
SERIES III
12-31-2014	14.86	0.13	[3]	(1.27)	(1.14)	(0.13)	(0.41)	—	(0.54)	13.18	(7.95)	0.32	[4]	0.31	[4]	0.91	[3]	2	20
12-31-2013	13.51	0.16	[3]	1.37	1.53	(0.18)	—	—	(0.18)	14.86	11.36	0.32	[4]	0.32	[4]	1.12	[3]	2	11
12-31-2012	11.58	0.11	[3]	1.94	2.05	(0.12)	—	—	(0.12)	13.51	17.71	0.33	[4]	0.33	[4]	0.85	[3]	3	7
12-31-2011	13.72	0.22	[3]	(2.14)	(1.92)	(0.22)	—	—	(0.22)	11.58	(14.02)	0.31	[4]	0.31	[4]	1.70	[3]	3	14
12-31-2010	11.81	0.22	[3]	1.89	2.11	(0.20)	—	—	(0.20)	13.72	17.84	0.31	[4]	0.30	[4]	1.76	[3]	3	26
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from the underlying fund held by the portfolio. The expense ratios of the underlying fund held by the portfolio were as follows: 0.78%, 0.79%, 0.78%, 0.80% and 0.80% for the periods ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively.

135

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth Trust
SERIES I
12-31-2014	34.23	(0.04)	3.12		3.08	—	(1.43)	—	(1.43)	35.88	9.07	0.86	0.83	(0.12)	313	26
12-31-2013	24.29	(0.01)	10.03		10.02	(0.08)	—	—	(0.08)	34.23	41.27	0.87	0.83	(0.04)	337	27
12-31-2012	20.54	0.05	3.72		3.77	(0.02)	—	—	(0.02)	24.29	18.36	0.86	0.83	0.22	274	22
12-31-2011	20.25	0.02	0.27		0.29	— [3]	—	—	— [3]	20.54	1.44	0.86	0.83	0.12	277	33
12-31-2010	17.45	— [3]	2.82		2.82	(0.02)	—	—	(0.02)	20.25	16.15	0.87	0.84	(0.01)	328	44
SERIES II
12-31-2014	33.94	(0.11)	3.10		2.99	—	(1.43)	—	(1.43)	35.50	8.88	1.06	1.03	(0.32)	132	26
12-31-2013	24.10	(0.07)	9.94		9.87	(0.03)	—	—	(0.03)	33.94	40.97	1.07	1.03	(0.24)	149	27
12-31-2012	20.40	— [3]	3.70		3.70	—	—	—	—	24.10	18.14	1.06	1.03	0.02	123	22
12-31-2011	20.15	(0.02)	0.27		0.25	—	—	—	—	20.40	1.24	1.06	1.03	(0.08)	122	33
12-31-2010	17.39	(0.04)	2.81		2.77	(0.01)	—	—	(0.01)	20.15	15.94	1.07	1.04	(0.21)	137	44
SERIES NAV
12-31-2014	34.20	(0.02)	3.11		3.09	—	(1.43)	—	(1.43)	35.86	9.11	0.81	0.78	(0.07)	1,314	26
12-31-2013	24.26	— [3]	10.03		10.03	(0.09)	—	—	(0.09)	34.20	41.37	0.82	0.78	0.01	1,471	27
12-31-2012	20.51	0.07	3.71		3.78	(0.03)	—	—	(0.03)	24.26	18.44	0.81	0.78	0.28	1,346	22
12-31-2011	20.22	0.04	0.25		0.29	— [3]	—	—	— [3]	20.51	1.45	0.81	0.78	0.17	1,286	33
12-31-2010	17.41	0.01	2.82		2.83	(0.02)	—	—	(0.02)	20.22	16.25	0.82	0.79	0.05	1,361	44
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Capital Appreciation Trust
SERIES I
12-31-2014	15.78	— [3]	1.50		1.50	(0.01)	(1.80)	—	(1.81)	15.47	9.65	0.78	0.78	(0.01)	196	33
12-31-2013	11.51	0.01	4.29		4.30	(0.03)	—	—	(0.03)	15.78	37.41	0.79	0.79	0.04	205	38
12-31-2012	9.94	0.03	1.56		1.59	(0.02)	—	—	(0.02)	11.51	15.98	0.79	0.78	0.27	175	45
12-31-2011	9.94	0.01	—	[3]	0.01	(0.01)	—	—	(0.01)	9.94	0.08	0.79	0.78	0.05	181	52
12-31-2010	8.90	0.01	1.04		1.05	(0.01)	—	—	(0.01)	9.94	11.83	0.79	0.79	0.16	217	77	[4]
SERIES II
12-31-2014	15.57	(0.03)	1.48		1.45	—	(1.80)	—	(1.80)	15.22	9.47	0.98	0.98	(0.21)	73	33
12-31-2013	11.38	(0.02)	4.24		4.22	(0.03)	—	—	(0.03)	15.57	37.10	0.99	0.99	(0.16)	77	38
12-31-2012	9.83	0.02	1.54		1.56	(0.01)	—	—	(0.01)	11.38	15.84	0.99	0.98	0.07	71	45
12-31-2011	9.85	(0.02)	—	[3]	(0.02)	— [3]	—	—	— [3]	9.83	(0.17)	0.99	0.98	(0.15)	72	52
12-31-2010	8.83	— [3]	1.02		1.02	— [3]	—	—	— [3]	9.85	11.58	0.99	0.99	(0.05)	84	77	[4]
SERIES NAV
12-31-2014	15.79	0.01	1.49		1.50	(0.01)	(1.80)	—	(1.81)	15.48	9.68	0.73	0.73	0.04	764	33
12-31-2013	11.51	0.01	4.30		4.31	(0.03)	—	—	(0.03)	15.79	37.51	0.74	0.74	0.09	850	38
12-31-2012	9.94	0.04	1.55		1.59	(0.02)	—	—	(0.02)	11.51	16.03	0.74	0.73	0.32	797	45
12-31-2011	9.94	0.01	—	[3]	0.01	(0.01)	—	—	(0.01)	9.94	0.12	0.74	0.73	0.10	770	52
12-31-2010	8.90	0.02	1.04		1.06	(0.02)	—	—	(0.02)	9.94	11.88	0.74	0.74	0.19	821	77	[4]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Excludes merger activity.

Capital Appreciation Value Trust
SERIES I
12-31-2014	13.02	0.15	1.38		1.53	(0.18)	(1.59)	—	(1.77)	12.78	12.22	0.91	0.87	1.18	4	69
12-31-2013	11.75	0.14	2.44		2.58	(0.16)	(1.15)	—	(1.31)	13.02	22.32	0.91	0.87	1.09	1	71
12-31-2012	11.51	0.18	1.45		1.63	(0.17)	(1.22)	—	(1.39)	11.75	14.59	0.92	0.88	1.50	1	68
12-31-2011	11.50	0.19	0.16		0.35	(0.16)	(0.18)	—	(0.34)	11.51	3.13	0.95	0.91	1.59	1	83
12-31-2010	11.47	0.16	1.41		1.57	(0.18)	(1.36)	—	(1.54)	11.50	13.83	1.02	0.98	1.38	1	62
SERIES II
12-31-2014	12.99	0.13	1.37		1.50	(0.15)	(1.59)	—	(1.74)	12.75	12.04	1.11	1.07	0.98	332	69
12-31-2013	11.74	0.11	2.42		2.53	(0.13)	(1.15)	—	(1.28)	12.99	21.93	1.11	1.07	0.88	331	71
12-31-2012	11.49	0.15	1.47		1.62	(0.15)	(1.22)	—	(1.37)	11.74	14.49	1.12	1.08	1.29	306	68
12-31-2011	11.49	0.16	0.16		0.32	(0.14)	(0.18)	—	(0.32)	11.49	2.88	1.15	1.11	1.39	301	83
12-31-2010	11.46	0.14	1.40		1.54	(0.15)	(1.36)	—	(1.51)	11.49	13.63	1.22	1.18	1.15	335	62
SERIES NAV
12-31-2014	13.00	0.16	1.38		1.54	(0.19)	(1.59)	—	(1.78)	12.76	12.38	0.86	0.82	1.22	32	69
12-31-2013	11.74	0.15	2.42		2.57	(0.16)	(1.15)	—	(1.31)	13.00	22.30	0.86	0.82	1.14	32	71
12-31-2012	11.49	0.19	1.46		1.65	(0.18)	(1.22)	—	(1.40)	11.74	14.76	0.87	0.83	1.56	25	68
12-31-2011	11.49	0.19	0.15		0.34	(0.16)	(0.18)	—	(0.34)	11.49	3.09	0.90	0.86	1.66	17	83
12-31-2010	11.46	0.17	1.40		1.57	(0.18)	(1.36)	—	(1.54)	11.49	13.90	0.97	0.93	1.42	5	62
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

136

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Strategy Trust
SERIES I
12-31-2014	14.48	0.29	[3]	0.60	0.89	(0.30)	(0.12)	—	(0.42)	14.95	6.11	0.11	[4]	0.11	[4]	1.92	[3]	135		5
12-31-2013	13.58	0.01	[3]	2.55	2.56	(0.08)	(1.58)	—	(1.66)	14.48	19.16	0.12	[4]	0.12	[4]	0.06	[3]	142		8	[5]
12-31-2012	12.40	0.43	[3]	1.12	1.55	(0.35)	(0.02)	—	(0.37)	13.58	12.53	0.13	[4]	0.13	[4]	3.21	[3]	—	[6]	110	[7]
12-31-2011	12.66	0.42	[3]	(0.39)	0.03	(0.29)	— [8]	—	(0.29)	12.40	0.21	0.12	[4]	0.11	[4]	3.34	[3]	—	[6]	8
12-31-2010	11.51	0.12	[3]	1.31	1.43	(0.25)	(0.03)	—	(0.28)	12.66	12.42	0.13	[4]	0.07	[4]	0.98	[3]	—	[6]	15
SERIES II
12-31-2014	14.54	0.26	[3]	0.60	0.86	(0.27)	(0.12)	—	(0.39)	15.01	5.91	0.31	[4]	0.31	[4]	1.75	[3]	3,658		5
12-31-2013	13.62	0.20	[3]	2.35	2.55	(0.05)	(1.58)	—	(1.63)	14.54	19.03	0.32	[4]	0.32	[4]	1.36	[3]	3,804		8	[5]
12-31-2012	12.44	0.32	[3]	1.21	1.53	(0.33)	(0.02)	—	(0.35)	13.62	12.27	0.33	[4]	0.33	[4]	2.36	[3]	688		110	[7]
12-31-2011	12.70	0.25	[3]	(0.25)	— [8]	(0.26)	— [8]	—	(0.26)	12.44	0.01	0.32	[4]	0.31	[4]	1.95	[3]	653		8
12-31-2010	11.55	0.23	[3]	1.18	1.41	(0.23)	(0.03)	—	(0.26)	12.70	12.17	0.33	[4]	0.27	[4]	1.94	[3]	680		15
SERIES NAV
12-31-2014	14.49	0.32	[3]	0.58	0.90	(0.31)	(0.12)	—	(0.43)	14.96	6.15	0.06	[4]	0.06	[4]	2.13	[3]	159		5
12-31-2013	13.58	0.28	[3]	2.30	2.58	(0.09)	(1.58)	—	(1.67)	14.49	19.28	0.07	[4]	0.07	[4]	1.91	[3]	133		8	[5]
12-31-2012	12.40	0.39	[3]	1.17	1.56	(0.36)	(0.02)	—	(0.38)	13.58	12.58	0.08	[4]	0.08	[4]	2.92	[3]	51		110	[7]
12-31-2011	12.67	0.35	[3]	(0.33)	0.02	(0.29)	— [8]	—	(0.29)	12.40	0.18	0.07	[4]	0.06	[4]	2.74	[3]	33		8
12-31-2010	11.51	0.32	[3]	1.13	1.45	(0.26)	(0.03)	—	(0.29)	12.67	12.56	0.08	[4]	0.02	[4]	2.69	[3]	19		15
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.50% – 0.64%, 0.49% – 0.59%, 0.48% – 0.50% and 0.48% – 0.50% based on the mix of underlying funds held by the portfolio for the periods ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively. 5. Excludes merger activity. 6. Less than $500,000. 7. Increase in the portfolio turnover is directly attributed to in-kind transactions that are related to the reorganization of the underlying funds held by the Trust. 8. Less than $0.005 per share.

Emerging Markets Value Trust
SERIES I
12-31-2014	9.92	0.17		(0.65)	(0.48)	(0.18)	(0.35)	—	(0.53)	8.91	(5.50)	1.13		1.12		1.68		3		17
12-31-2013	10.74	0.13		(0.46)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.92	(3.22)	1.13		1.12		1.25		4		9
12-31-2012	9.86	0.14		1.60	1.74	(0.11)	(0.75)	—	(0.86)	10.74	18.53	1.13		1.13		1.31		9		14
12-31-2011	15.99	0.17		(4.31)	(4.14)	(0.20)	(1.79)	—	(1.99)	9.86	(27.06)	1.13		1.13		1.27		7		18
12-31-2010	13.52	0.09		2.94	3.03	(0.20)	(0.36)	—	(0.56)	15.99	23.02	1.12		1.12		0.65		11		21
SERIES NAV
12-31-2014	9.90	0.17		(0.63)	(0.46)	(0.19)	(0.35)	—	(0.54)	8.90	(5.36)	1.08		1.07		1.70		824		17
12-31-2013	10.72	0.14		(0.47)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.90	(3.18)	1.08		1.07		1.37		1,078		9
12-31-2012	9.85	0.14		1.59	1.73	(0.11)	(0.75)	—	(0.86)	10.72	18.49	1.08		1.08		1.34		1,115		14
12-31-2011	15.98	0.18		(4.31)	(4.13)	(0.21)	(1.79)	—	(2.00)	9.85	(27.02)	1.08		1.08		1.32		915		18
12-31-2010	13.51	0.11		2.92	3.03	(0.20)	(0.36)	—	(0.56)	15.98	23.10	1.07		1.07		0.80		1,088		21
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Equity-Income Trust
SERIES I
12-31-2014	19.82	0.36		1.09	1.45	(0.35)	(1.76)	—	(2.11)	19.16	7.47	0.86		0.83		1.81		326		9
12-31-2013	15.53	0.29		4.35	4.64	(0.35)	—	—	(0.35)	19.82	29.96	0.87		0.83		1.63		348		9
12-31-2012	13.50	0.31		2.03	2.34	(0.31)	—	—	(0.31)	15.53	17.44	0.86		0.83		2.11		311		14
12-31-2011	13.87	0.27		(0.39)	(0.12)	(0.25)	—	—	(0.25)	13.50	(0.81)	0.86		0.83		1.91		311		19	[3]
12-31-2010	12.27	0.23		1.62	1.85	(0.25)	—	—	(0.25)	13.87	15.12	0.87		0.84		1.84		348		14
SERIES II
12-31-2014	19.77	0.32		1.09	1.41	(0.32)	(1.76)	—	(2.08)	19.10	7.23	1.06		1.03		1.62		172		9
12-31-2013	15.49	0.26		4.34	4.60	(0.32)	—	—	(0.32)	19.77	29.75	1.07		1.03		1.43		193		9
12-31-2012	13.47	0.28		2.03	2.31	(0.29)	—	—	(0.29)	15.49	17.18	1.06		1.03		1.91		173		14
12-31-2011	13.84	0.24		(0.38)	(0.14)	(0.23)	—	—	(0.23)	13.47	(1.01)	1.06		1.03		1.73		174		19	[3]
12-31-2010	12.24	0.21		1.61	1.82	(0.22)	—	—	(0.22)	13.84	14.91	1.07		1.04		1.64		178		14
SERIES NAV
12-31-2014	19.76	0.37		1.09	1.46	(0.36)	(1.76)	—	(2.12)	19.10	7.55	0.81		0.78		1.87		1,489		9
12-31-2013	15.48	0.30		4.34	4.64	(0.36)	—	—	(0.36)	19.76	30.05	0.82		0.78		1.68		1,579		9
12-31-2012	13.46	0.32		2.02	2.34	(0.32)	—	—	(0.32)	15.48	17.47	0.81		0.78		2.17		1,513		14
12-31-2011	13.83	0.27		(0.38)	(0.11)	(0.26)	—	—	(0.26)	13.46	(0.76)	0.81		0.78		1.98		1,471		19	[3]
12-31-2010	12.23	0.24		1.62	1.86	(0.26)	—	—	(0.26)	13.83	15.23	0.82		0.79		1.90		1,427		14
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.

137

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Financial Industries Trust
SERIES I
12-31-2014	15.85	0.15		1.22	1.37	(0.12)	—	—	(0.12)	17.10	8.65	0.93	0.93		0.95		132	113
12-31-2013	12.32	0.11		3.67	3.78	(0.10)	(0.15)	—	(0.25)	15.85	30.75	0.91	0.90		0.78		132	3
12-31-2012	10.52	0.12		1.77	1.89	(0.09)	—	—	(0.09)	12.32	18.05	0.91	0.91		0.99		97	26
12-31-2011	11.84	0.10		(1.23)	(1.13)	(0.19)	—	—	(0.19)	10.52	(9.51)	0.94	0.93		0.90		92	12
12-31-2010	10.58	0.09		1.21	1.30	(0.04)	—	—	(0.04)	11.84	12.25	0.93	0.93		0.80		125	15
SERIES II
12-31-2014	15.78	0.12		1.21	1.33	(0.09)	—	—	(0.09)	17.02	8.42	1.13	1.13		0.75		23	113
12-31-2013	12.27	0.09		3.64	3.73	(0.07)	(0.15)	—	(0.22)	15.78	30.49	1.11	1.10		0.60		27	3
12-31-2012	10.48	0.09		1.77	1.86	(0.07)	—	—	(0.07)	12.27	17.82	1.11	1.11		0.79		23	26
12-31-2011	11.79	0.08		(1.22)	(1.14)	(0.17)	—	—	(0.17)	10.48	(9.66)	1.14	1.13		0.71		23	12
12-31-2010	10.54	0.06		1.20	1.26	(0.01)	—	—	(0.01)	11.79	12.00	1.13	1.13		0.58		32	15
SERIES NAV
12-31-2014	15.83	0.16		1.21	1.37	(0.13)	—	—	(0.13)	17.07	8.64	0.88	0.88		1.00		22	113
12-31-2013	12.30	0.12		3.66	3.78	(0.10)	(0.15)	—	(0.25)	15.83	30.86	0.86	0.85		0.84		24	3
12-31-2012	10.51	0.12		1.77	1.89	(0.10)	—	—	(0.10)	12.30	18.03	0.86	0.86		1.04		18	26
12-31-2011	11.82	0.11		(1.22)	(1.11)	(0.20)	—	—	(0.20)	10.51	(9.39)	0.89	0.88		0.95		18	12
12-31-2010	10.57	0.09		1.20	1.29	(0.04)	—	—	(0.04)	11.82	12.22	0.88	0.88		0.83		23	15
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Franklin Templeton Founding Allocation Trust
SERIES I
12-31-2014	13.05	0.39	[3]	0.01	0.40	(0.43)	—	—	(0.43)	13.02	3.01	0.11	0.11	[4]	2.92	[3]	45	4
12-31-2013	10.73	0.29	[3]	2.33	2.62	(0.30)	—	—	(0.30)	13.05	24.43	0.12	0.12	[4]	2.37	[3]	52	3
12-31-2012	9.51	0.31	[3]	1.24	1.55	(0.33)	—	—	(0.33)	10.73	16.26	0.12	0.12	[4]	3.04	[3]	47	3
12-31-2011	9.95	0.29	[3]	(0.43)	(0.14)	(0.30)	—	—	(0.30)	9.51	(1.41)	0.12	0.12	[4]	2.92	[3]	44	3
12-31-2010	9.33	0.37	[3]	0.62	0.99	(0.37)	—	—	(0.37)	9.95	10.67	0.12	0.10	[4]	3.87	[3]	47	5
SERIES II
12-31-2014	13.07	0.37	[3]	— [5]	0.37	(0.40)	—	—	(0.40)	13.04	2.81	0.31	0.31	[4]	2.76	[3]	1,169	4
12-31-2013	10.74	0.26	[3]	2.35	2.61	(0.28)	—	—	(0.28)	13.07	24.27	0.32	0.32	[4]	2.17	[3]	1,305	3
12-31-2012	9.52	0.28	[3]	1.25	1.53	(0.31)	—	—	(0.31)	10.74	16.03	0.32	0.32	[4]	2.79	[3]	1,184	3
12-31-2011	9.97	0.26	[3]	(0.43)	(0.17)	(0.28)	—	—	(0.28)	9.52	(1.71)	0.32	0.32	[4]	2.60	[3]	1,154	3
12-31-2010	9.35	0.33	[3]	0.65	0.98	(0.36)	—	—	(0.36)	9.97	10.44	0.32	0.30	[4]	3.51	[3]	1,335	5
SERIES NAV
12-31-2014	13.04	0.47	[3]	(0.07)	0.40	(0.43)	—	—	(0.43)	13.01	3.06	0.06	0.06	[4]	3.46	[3]	43	4
12-31-2013	10.72	0.35	[3]	2.28	2.63	(0.31)	—	—	(0.31)	13.04	24.50	0.07	0.07	[4]	2.88	[3]	31	3
12-31-2012	9.50	0.38	[3]	1.17	1.55	(0.33)	—	—	(0.33)	10.72	16.33	0.07	0.07	[4]	3.69	[3]	16	3
12-31-2011	9.95	0.34	[3]	(0.48)	(0.14)	(0.31)	—	—	(0.31)	9.50	(1.46)	0.07	0.07	[4]	3.41	[3]	10	3
12-31-2010	9.33	0.41	[3]	0.59	1.00	(0.38)	—	—	(0.38)	9.95	10.72	0.07	0.05	[4]	4.37	[3]	8	5
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.84% – 0.98%, 0.85% – 0.97%, 0.85% – 1.00%, 0.85% – 1.03% and 0.85% – 1.03% for the periods ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively. 5. Less than $0.005 per share.

138

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Fundamental All Cap Core Trust
SERIES I
12-31-2014	20.61	0.06	[3]	1.95	2.01	(0.09)	—	—	(0.09)	22.53	9.74	0.76	0.75	0.28	[3]	156		46
12-31-2013	15.30	0.11		5.37	5.48	(0.17)	—	—	(0.17)	20.61	35.88	0.76	0.76	0.60		159		41
12-31-2012	12.48	0.16		2.77	2.93	(0.11)	—	—	(0.11)	15.30	23.52	0.76	0.76	1.17		131		38
12-31-2011	12.90	0.13		(0.41)	(0.28)	(0.14)	—	—	(0.14)	12.48	(2.16)	0.76	0.76	0.98		117		146
12-31-2010	10.90	0.13		2.01	2.14	(0.14)	—	—	(0.14)	12.90	19.65	0.76	0.76	1.18		142		120
SERIES II
12-31-2014	20.58	0.02	[3]	1.95	1.97	(0.05)	—	—	(0.05)	22.50	9.56	0.96	0.95	0.08	[3]	59		46
12-31-2013	15.29	0.07		5.36	5.43	(0.14)	—	—	(0.14)	20.58	35.55	0.96	0.96	0.40		69		41
12-31-2012	12.47	0.14		2.76	2.90	(0.08)	—	—	(0.08)	15.29	23.31	0.96	0.96	0.98		67		38
12-31-2011	12.90	0.10		(0.42)	(0.32)	(0.11)	—	—	(0.11)	12.47	(2.44)	0.96	0.96	0.78		60		146
12-31-2010	10.90	0.11		2.00	2.11	(0.11)	—	—	(0.11)	12.90	19.40	0.96	0.96	0.97		71		120
SERIES NAV
12-31-2014	20.68	0.07	[3]	1.96	2.03	(0.10)	—	—	(0.10)	22.61	9.81	0.71	0.70	0.33	[3]	1,449		46
12-31-2013	15.36	0.11		5.39	5.50	(0.18)	—	—	(0.18)	20.68	35.86	0.71	0.71	0.64		1,433		41
12-31-2012	12.52	0.17		2.79	2.96	(0.12)	—	—	(0.12)	15.36	23.66	0.71	0.71	1.22		1,149		38
12-31-2011	12.95	0.13		(0.41)	(0.28)	(0.15)	—	—	(0.15)	12.52	(2.17)	0.71	0.71	1.03		1,032		146
12-31-2010	10.94	0.14		2.01	2.15	(0.14)	—	—	(0.14)	12.95	19.73	0.71	0.71	1.22		1,171		120
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.05 and 0.21% for all series, respectively.

Fundamental Large Cap Value Trust
SERIES I
12-31-2014	15.94	0.17		1.52	1.69	(0.11)	—	—	(0.11)	17.52	10.61	0.71	0.70	1.03		621		29	[3]
12-31-2013	12.18	0.17		3.77	3.94	(0.18)	—	—	(0.18)	15.94	32.41	0.74	0.74	1.17		273		40	[3]
12-31-2012	9.91	0.19		2.22	2.41	(0.14)	—	—	(0.14)	12.18	24.42	0.76	0.75	1.67		67		42
12-31-2011	9.84	0.15		0.02	0.17	(0.10)	—	—	(0.10)	9.91	1.75	0.78	0.78	1.53		45		108
12-31-2010	8.83	0.13		1.06	1.19	(0.18)	—	—	(0.18)	9.84	13.56	0.78	0.78	1.43		—	[4]	154
SERIES II
12-31-2014	16.05	0.13		1.54	1.67	(0.08)	—	—	(0.08)	17.64	10.40	0.91	0.90	0.74		268		29	[3]
12-31-2013	12.27	0.14		3.79	3.93	(0.15)	—	—	(0.15)	16.05	32.11	0.94	0.94	0.99		44		40	[3]
12-31-2012	9.98	0.16		2.25	2.41	(0.12)	—	—	(0.12)	12.27	24.23	0.96	0.95	1.46		17		42
12-31-2011	9.90	0.13		0.03	0.16	(0.08)	—	—	(0.08)	9.98	1.63	0.98	0.98	1.33		13		108
12-31-2010	8.90	0.13		1.03	1.16	(0.16)	—	—	(0.16)	9.90	13.11	0.98	0.98	1.39		14		154
SERIES NAV
12-31-2014	15.94	0.19		1.51	1.70	(0.12)	—	—	(0.12)	17.52	10.66	0.66	0.65	1.12		903		29	[3]
12-31-2013	12.18	0.18		3.77	3.95	(0.19)	—	—	(0.19)	15.94	32.47	0.69	0.69	1.28		779		40	[3]
12-31-2012	9.91	0.19		2.23	2.42	(0.15)	—	—	(0.15)	12.18	24.48	0.71	0.70	1.68		441		42
12-31-2011	9.83	0.16		0.02	0.18	(0.10)	—	—	(0.10)	9.91	1.90	0.73	0.73	1.58		270		108
12-31-2010	8.83	0.14		1.05	1.19	(0.19)	—	—	(0.19)	9.83	13.51	0.73	0.73	1.60		189		154
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity. 4. Less than $500,000.

139

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Trust
SERIES I
12-31-2014	20.50	0.47 [3]	(0.99)	(0.52)	(0.40)	—	—	(0.40)	19.58	(2.60)	0.95	0.94	2.27 [3]	180	17	[4]
12-31-2013	15.86	0.26	4.66	4.92	(0.28)	—	—	(0.28)	20.50	31.09	0.96	0.95	1.45	176	14
12-31-2012	13.31	0.30	2.57	2.87	(0.32)	—	—	(0.32)	15.86	21.74	0.96	0.94	2.04	156	16
12-31-2011	14.48	0.31	(1.18)	(0.87)	(0.30)	—	—	(0.30)	13.31	(6.00)	0.96	0.94	2.14	150	24
12-31-2010	13.64	0.22	0.84	1.06	(0.22)	—	—	(0.22)	14.48	7.76	0.96	0.94	1.64	178	8
SERIES II
12-31-2014	20.43	0.41 [3]	(0.97)	(0.56)	(0.36)	—	—	(0.36)	19.51	(2.80)	1.15	1.14	1.97 [3]	62	17	[4]
12-31-2013	15.81	0.22	4.65	4.87	(0.25)	—	—	(0.25)	20.43	30.83	1.16	1.15	1.23	34	14
12-31-2012	13.27	0.27	2.57	2.84	(0.30)	—	—	(0.30)	15.81	21.51	1.16	1.14	1.85	30	16
12-31-2011	14.44	0.28	(1.18)	(0.90)	(0.27)	—	—	(0.27)	13.27	(6.22)	1.16	1.14	1.94	29	24
12-31-2010	13.60	0.19	0.84	1.03	(0.19)	—	—	(0.19)	14.44	7.55	1.16	1.14	1.45	34	8
SERIES NAV
12-31-2014	20.47	0.48 [3]	(0.98)	(0.50)	(0.41)	—	—	(0.41)	19.56	(2.51)	0.90	0.89	2.31 [3]	474	17	[4]
12-31-2013	15.85	0.27	4.64	4.91	(0.29)	—	—	(0.29)	20.47	31.03	0.91	0.90	1.50	470	14
12-31-2012	13.30	0.30	2.58	2.88	(0.33)	—	—	(0.33)	15.85	21.82	0.91	0.89	2.09	422	16
12-31-2011	14.47	0.32	(1.18)	(0.86)	(0.31)	—	—	(0.31)	13.30	(5.95)	0.91	0.89	2.18	404	24
12-31-2010	13.63	0.23	0.83	1.06	(0.22)	—	—	(0.22)	14.47	7.83	0.91	0.89	1.69	472	8
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.08 and 0.37% for all series, respectively. 4. Excludes merger activity.

Health Sciences Trust
SERIES I
12-31-2014	29.19	(0.16)	8.98	8.82	—	(4.46)	—	(4.46)	33.55	31.83	1.07	1.02	(0.51)	135	50
12-31-2013	20.98	(0.14)	10.72	10.58	—	(2.37)	—	(2.37)	29.19	51.15	1.16	1.10	(0.54)	106	57
12-31-2012	16.98	(0.08)	5.46	5.38	—	(1.38)	—	(1.38)	20.98	31.89	1.18	1.12	(0.41)	69	29
12-31-2011	15.55	(0.10)	1.73	1.63	—	(0.20)	—	(0.20)	16.98	10.57	1.18	1.13	(0.59)	56	39
12-31-2010	13.44	(0.05)[3]	2.16	2.11	—	—	—	—	15.55	15.70	1.17	1.12	(0.37)[3]	53	38
SERIES II
12-31-2014	28.30	(0.22)	8.68	8.46	—	(4.46)	—	(4.46)	32.30	31.54	1.27	1.22	(0.71)	103	50
12-31-2013	20.43	(0.19)	10.43	10.24	—	(2.37)	—	(2.37)	28.30	50.86	1.36	1.30	(0.74)	91	57
12-31-2012	16.60	(0.12)	5.33	5.21	—	(1.38)	—	(1.38)	20.43	31.59	1.38	1.32	(0.61)	67	29
12-31-2011	15.23	(0.13)	1.70	1.57	—	(0.20)	—	(0.20)	16.60	10.39	1.38	1.33	(0.80)	57	39
12-31-2010	13.19	(0.08)[3]	2.12	2.04	—	—	—	—	15.23	15.47	1.37	1.32	(0.56)[3]	58	38
SERIES NAV
12-31-2014	29.36	(0.15)	9.03	8.88	—	(4.46)	—	(4.46)	33.78	31.85	1.02	0.97	(0.46)	101	50
12-31-2013	21.08	(0.13)	10.78	10.65	—	(2.37)	—	(2.37)	29.36	51.24	1.11	1.05	(0.49)	73	57
12-31-2012	17.05	(0.07)	5.48	5.41	—	(1.38)	—	(1.38)	21.08	31.93	1.13	1.07	(0.36)	48	29
12-31-2011	15.60	(0.09)	1.74	1.65	—	(0.20)	—	(0.20)	17.05	10.66	1.13	1.08	(0.54)	34	39
12-31-2010	13.47	(0.04)[3]	2.17	2.13	—	—	—	—	15.60	15.81	1.12	1.07	(0.31)[3]	28	38
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.08 and 0.60%, respectively.

140

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
International Core Trust
SERIES I
12-31-2014	11.70	0.39	[3]	(1.15)	(0.76)	(0.42)	—	—	(0.42)	10.52	(6.70)	1.07		1.06		3.33	[3]	42	75
12-31-2013	9.61	0.26		2.13	2.39	(0.30)	—	—	(0.30)	11.70	24.99	1.07		1.07		2.51		49	47
12-31-2012	8.60	0.26		1.02	1.28	(0.27)	—	—	(0.27)	9.61	15.05	1.07		1.07		2.93		45	49
12-31-2011	9.77	0.26		(1.20)	(0.94)	(0.23)	—	—	(0.23)	8.60	(9.57)	1.07		1.07		2.67		47	39
12-31-2010	9.08	0.16		0.71	0.87	(0.18)	—	—	(0.18)	9.77	9.58	1.07		1.07		1.76		60	43
SERIES II
12-31-2014	11.80	0.38	[3]	(1.17)	(0.79)	(0.40)	—	—	(0.40)	10.61	(6.91)	1.27		1.26		3.20	[3]	17	75
12-31-2013	9.69	0.25		2.14	2.39	(0.28)	—	—	(0.28)	11.80	24.78	1.27		1.27		2.34		22	47
12-31-2012	8.67	0.25		1.02	1.27	(0.25)	—	—	(0.25)	9.69	14.82	1.27		1.27		2.75		20	49
12-31-2011	9.85	0.24		(1.21)	(0.97)	(0.21)	—	—	(0.21)	8.67	(9.80)	1.27		1.27		2.48		22	39
12-31-2010	9.15	0.14		0.72	0.86	(0.16)	—	—	(0.16)	9.85	9.38	1.27		1.27		1.56		28	43
SERIES NAV
12-31-2014	11.67	0.40	[3]	(1.16)	(0.76)	(0.43)	—	—	(0.43)	10.48	(6.75)	1.02		1.01		3.42	[3]	668	75
12-31-2013	9.58	0.27		2.13	2.40	(0.31)	—	—	(0.31)	11.67	25.13	1.02		1.02		2.55		797	47
12-31-2012	8.57	0.27		1.01	1.28	(0.27)	—	—	(0.27)	9.58	15.16	1.02		1.02		2.97		653	49
12-31-2011	9.74	0.27		(1.20)	(0.93)	(0.24)	—	—	(0.24)	8.57	(9.56)	1.02		1.02		2.74		570	39
12-31-2010	9.05	0.16		0.71	0.87	(0.18)	—	—	(0.18)	9.74	9.67	1.02		1.02		1.80		769	43
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.09 and 0.73% for all series, respectively.

International Equity Index Trust B
SERIES I
12-31-2014	17.14	0.52	[3]	(1.28)	(0.76)	(0.53)	—	—	(0.53)	15.85	(4.61)	0.62		0.39		3.03	[3]	277	3
12-31-2013	15.32	0.42		1.80	2.22	(0.40)	—	—	(0.40)	17.14	14.55	0.61		0.39		2.59		293	3
12-31-2012[3]	14.62	0.03		0.84	0.87	(0.17)	—	—	(0.17)	15.32	5.98[4]	0.63[5]		0.39[5]		1.38[5]		254	4	[6,7]
SERIES II
12-31-2014	17.16	0.50	[3]	(1.30)	(0.80)	(0.49)	—	—	(0.49)	15.87	(4.80)	0.82		0.59		2.88	[3]	21	3
12-31-2013	15.34	0.39		1.80	2.19	(0.37)	—	—	(0.37)	17.16	14.32	0.81		0.59		2.43		27	3
12-31-2012[3]	14.62	0.03		0.83	0.86	(0.14)	—	—	(0.14)	15.34	5.95 [4]	0.83	[5]	0.59	[5]	1.17	[5]	29	4	[6,7]
SERIES NAV
12-31-2014	17.13	0.54	[3]	(1.29)	(0.75)	(0.54)	—	—	(0.54)	15.84	(4.57)	0.57		0.34		3.13	[3]	322	3
12-31-2013	15.32	0.43		1.79	2.22	(0.41)	—	—	(0.41)	17.13	14.54	0.56		0.34		2.65		373	3
12-31-2012	13.17	0.41		1.92	2.33	(0.18)	—	—	(0.18)	15.32	17.76	0.59		0.34		2.90		345	4	[6]
12-31-2011	15.93	0.44		(2.67)	(2.23)	(0.53)	—	—	(0.53)	13.17	(13.99)	0.58		0.34		2.86		273	3
12-31-2010	14.65	0.35		1.31	1.66	(0.38)	—	—	(0.38)	15.93	11.44	0.57		0.34		2.36		360	5
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.03 and 0.33% for all series, respectively. 4. The inception date for Series I and Series II shares is 11-5-12. Not annualized. Annualized. Excludes merger activity. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

141

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
International Growth Stock Trust
SERIES I
12-31-2014	16.85	0.28		(0.23)	0.05	(0.32)	—	—	(0.32)	16.58	0.20	0.97		0.97		1.65		2	23
12-31-2013	14.31	0.22		2.51	2.73	(0.19)	—	—	(0.19)	16.85	19.11	0.97		0.97		1.40		3	29
12-31-2012[3]	13.84	—	[4]	0.56	0.56	(0.09)	—	—	(0.09)	14.31	4.07 [5]	1.01	[6]	1.01	[6]	(0.10)[6]		3	23	[7]
SERIES II
12-31-2014	16.87	0.25		(0.24)	0.01	(0.28)	—	—	(0.28)	16.60	—	1.17		1.17		1.44		21	23
12-31-2013	14.33	0.19		2.51	2.70	(0.16)	—	—	(0.16)	16.87	18.87	1.17		1.17		1.23		23	29
12-31-2012[3]	13.84	(0.01)		0.57	0.56	(0.07)	—	—	(0.07)	14.33	4.05 [5]	1.21	[6]	1.21	[6]	(0.30)[6]		23	23	[7]
SERIES NAV
12-31-2014	16.86	0.29		(0.25)	0.04	(0.32)	—	—	(0.32)	16.58	0.19	0.92		0.92		1.70		479	23
12-31-2013	14.31	0.23		2.51	2.74	(0.19)	—	—	(0.19)	16.86	19.19	0.92		0.92		1.47		550	29
12-31-2012	12.48	0.15		1.80	1.95	(0.10)	(0.02)	—	(0.12)	14.31	15.64	0.96		0.96		1.11		479	23	[7]
12-31-2011	13.64	0.21		(1.18)	(0.97)	(0.16)	(0.03)	—	(0.19)	12.48	(7.12)	0.98		0.98		1.60		227	27
12-31-2010[8]	12.50	—	[4]	1.14	1.14	—	—	—	—	13.64	9.12 [5]	1.05	[6]	1.05	[6]	0.02	[6]	157	8
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 11-5-12. 4. Less than $0.005 per share. 5. Not annualized. 6. Annualized. 7. Excludes merger activity. 8. Period from 9-6-10 (commencement of operations) to 12-31-10.

International Small Company Trust
SERIES I
12-31-2014	12.61	0.18		(1.04)	(0.86)	(0.17)	—	—	(0.17)	11.58	(6.89)	1.19		1.18		1.46		37	20
12-31-2013	10.15	0.18		2.49	2.67	(0.21)	—	—	(0.21)	12.61	26.34	1.17		1.17		1.61		46	10
12-31-2012	8.63	0.19		1.46	1.65	(0.13)	—	—	(0.13)	10.15	19.19	1.18		1.04		1.97		41	3
12-31-2011	10.50	0.18		(1.88)	(1.70)	(0.17)	—	—	(0.17)	8.63	(16.23)	1.16		1.04		1.74		41	11
12-31-2010	8.78	0.09		1.89	1.98	(0.26)	—	—	(0.26)	10.50	22.70	1.15		1.15		1.03		62	13
SERIES II
12-31-2014	12.60	0.16		(1.04)	(0.88)	(0.15)	—	—	(0.15)	11.57	(7.10)	1.39		1.38		1.26		21	20
12-31-2013	10.15	0.16		2.48	2.64	(0.19)	—	—	(0.19)	12.60	26.02	1.37		1.37		1.42		28	10
12-31-2012	8.63	0.17		1.46	1.63	(0.11)	—	—	(0.11)	10.15	19.00	1.38		1.24		1.78		25	3
12-31-2011	10.50	0.16		(1.88)	(1.72)	(0.15)	—	—	(0.15)	8.63	(16.42)	1.36		1.24		1.55		26	11
12-31-2010	8.78	0.08		1.88	1.96	(0.24)	—	—	(0.24)	10.50	22.45	1.35		1.35		0.82		36	13
SERIES NAV
12-31-2014	12.60	0.18		(1.03)	(0.85)	(0.18)	—	—	(0.18)	11.57	(6.85)	1.14		1.13		1.44		46	20
12-31-2013	10.15	0.19		2.47	2.66	(0.21)	—	—	(0.21)	12.60	26.29	1.12		1.12		1.65		44	10
12-31-2012	8.63	0.19		1.46	1.65	(0.13)	—	—	(0.13)	10.15	19.24	1.13		0.99		1.96		31	3
12-31-2011	10.50	0.18		(1.88)	(1.70)	(0.17)	—	—	(0.17)	8.63	(16.18)	1.11		0.99		1.78		35	11
12-31-2010	8.79	0.06		1.91	1.97	(0.26)	—	—	(0.26)	10.50	22.63	1.10		1.10		0.64		32	13
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
International Value Trust
SERIES I
12-31-2014	14.78	0.42	[3]	(2.24)	(1.82)	(0.42)	—	—	(0.42)	12.54	(12.51)	0.97		0.96		2.91	[3]	95	34
12-31-2013	11.91	0.25		2.86	3.11	(0.24)	—	—	(0.24)	14.78	26.15	0.97		0.97		1.88		124	31
12-31-2012	10.25	0.28		1.68	1.96	(0.30)	—	—	(0.30)	11.91	19.38	0.97		0.93		2.57		114	19
12-31-2011	12.10	0.33		(1.88)	(1.55)	(0.30)	—	—	(0.30)	10.25	(12.85)	0.97		0.93		2.76		116	32
12-31-2010	11.42	0.24		0.67	0.91	(0.23)	—	—	(0.23)	12.10	7.98	0.99		0.98		2.10		162	20	[4]
SERIES II
12-31-2014	14.75	0.40	[3]	(2.24)	(1.84)	(0.39)	—	—	(0.39)	12.52	(12.65)	1.17		1.16		2.74	[3]	74	34
12-31-2013	11.89	0.22		2.85	3.07	(0.21)	—	—	(0.21)	14.75	25.89	1.17		1.17		1.69		102	31
12-31-2012	10.24	0.26		1.67	1.93	(0.28)	—	—	(0.28)	11.89	19.07	1.17		1.13		2.38		98	19
12-31-2011	12.08	0.31		(1.88)	(1.57)	(0.27)	—	—	(0.27)	10.24	(12.99)	1.17		1.13		2.58		101	32
12-31-2010	11.40	0.21		0.67	0.88	(0.20)	—	—	(0.20)	12.08	7.77	1.19		1.18		1.91		134	20	[4]
SERIES NAV
12-31-2014	14.68	0.43	[3]	(2.24)	(1.81)	(0.42)	—	—	(0.42)	12.45	(12.48)	0.92		0.91		2.95	[3]	868	34
12-31-2013	11.83	0.25		2.85	3.10	(0.25)	—	—	(0.25)	14.68	26.21	0.92		0.92		1.90		1,044	31
12-31-2012	10.19	0.28		1.67	1.95	(0.31)	—	—	(0.31)	11.83	19.36	0.92		0.88		2.62		854	19
12-31-2011	12.03	0.32		(1.86)	(1.54)	(0.30)	—	—	(0.30)	10.19	(12.79)	0.92		0.88		2.71		744	32
12-31-2010	11.36	0.24		0.66	0.90	(0.23)	—	—	(0.23)	12.03	8.00	0.94		0.93		2.19		750	20	[4]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.09 and 0.65% for all series, respectively. 4. Excludes merger activity.

142

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle Aggressive PS Series
SERIES I
12-31-2014	12.74	0.23		0.47	0.70	(0.23)	(0.43)	—	(0.66)	12.78	5.42		0.61		0.19		1.79	[3]	2		38
12-31-2013[4]	12.50	0.13	[3]	0.36	0.49	(0.12)	—	(0.13)	(0.25)	12.74	3.91	[5]	79.52	[6,7]	0.22	[6,7]	1.02	[3,5]	104		—	[8]
SERIES II
12-31-2014	12.74	0.23		0.44	0.67	(0.20)	(0.43)	—	(0.63)	12.78	5.21		0.81		0.39		1.77	[3]	19		38
12-31-2013[4]	12.50	0.12	[3]	0.36	0.48	(0.11)	—	(0.13)	(0.24)	12.74	3.85	[5]	79.72	[6,7]	0.42	[6,7]	0.97	[3,5]	127		—	[8]
SERIES NAV
12-31-2014	12.74	0.42		0.28	0.70	(0.23)	(0.43)	—	(0.66)	12.78	5.47		0.56		0.14		3.16	[3]	1		38
12-31-2013[4]	12.50	0.13	[3]	0.36	0.49	(0.12)	—	(0.13)	(0.25)	12.74	3.92	[5]	79.47	[6,7]	0.17	[6,7]	1.02	[3,5]	104		—	[8]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Period from 11-1-13 (commencement of operations) to 12-31-13. 5. Not annualized. 6. Annualized. 7. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.53% and 0.10% – 0.50% for the periods ended 12-31-14 and 12-31-13, respectively. 8. Less than 1%.

Lifestyle Balanced PS Series
SERIES I
12-31-2014	13.95	0.42	[3]	0.41	0.83	(0.34)	(0.26)	—	(0.60)	14.18	5.96		0.12	[4]	0.11	[4]	2.95	[3]	28		27
12-31-2013[5]	13.99	0.16	[3]	0.09	0.25	(0.26)	(0.03)	—	(0.29)	13.95	1.77	[6]	0.14	[4,7]	0.12	[4,7]	1.12	[3,6]	—	[8]	37	[9]
SERIES II
12-31-2014	13.98	0.35	[3]	0.45	0.80	(0.31)	(0.26)	—	(0.57)	14.21	5.74		0.32	[4]	0.31	[4]	2.48	[3]	932		27
12-31-2013	12.92	0.25	[3]	1.38	1.63	(0.23)	(0.34)	—	(0.57)	13.98	12.68		0.35	[4]	0.34	[4]	1.79	[3]	213		37
12-31-2012	11.80	0.13	[3]	1.11	1.24	(0.10)	(0.02)	—	(0.12)	12.92	10.54		0.40	[4,10]	0.40	[4]	1.06	[3]	170		31
12-31-2011[11]	12.50	0.25	[3]	(0.82)[12]	(0.57)	(0.08)	(0.05)	—	(0.13)	11.80	(4.57)[6]		0.69	[4,7]	0.40	[4,7]	3.12	[3,7]	71		1
SERIES NAV
12-31-2014	13.95	0.47	[3]	0.36	0.83	(0.35)	(0.26)	—	(0.61)	14.17	5.94		0.07	[4]	0.06	[4]	3.31	[3]	30		27
12-31-2013[5]	13.99	0.21	[3]	0.04	0.25	(0.26)	(0.03)	—	(0.29)	13.95	1.82	[6]	0.10	[4,7]	0.08	[4,7]	1.49	[3,6]	—	[8]	37	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.50% – 0.63%, 0.49% – 1.10% and 0.73% – 1.10% for the periods ended 12-31-14, 12-31-13, 12-31-12, and 12-31-11, respectively. 5. The inception date for Series I and Series NAV shares is 11-1-13. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 10. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions. 11. Period from 4-29-11 (commencement of operations) to 12-31-11. 12. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

Lifestyle Conservative PS Series
SERIES I
12-31-2014	13.18	0.53	[3]	0.20	0.73	(0.38)	(0.20)	—	(0.58)	13.33	5.55		0.15	[4]	0.13	[4]	3.96	[3]	8		56
12-31-2013[5]	13.48	0.23	[3]	(0.20)	0.03	(0.28)	(0.05)	—	(0.33)	13.18	0.20	[6]	0.27	[4,7]	0.12	[4,7]	1.74	[3,6]	—	[8]	22	[9]
SERIES II
12-31-2014	13.19	0.40	[3]	0.31	0.71	(0.35)	(0.20)	—	(0.55)	13.35	5.41		0.35	[4]	0.33	[4]	2.99	[3]	188		56
12-31-2013	13.15	0.23	[3]	0.28	0.51	(0.25)	(0.22)	—	(0.47)	13.19	3.86		0.43	[4]	0.38	[4]	1.75	[3]	50		22
12-31-2012	12.36	0.17	[3]	0.76	0.93	(0.14)	— [10]	—	(0.14)	13.15	7.53		0.45	[4]	0.40	[4]	1.34	[3]	59		16
12-31-2011[11]	12.50	0.30	[3]	(0.27)[12]	0.03	(0.11)	(0.06)	—	(0.17)	12.36	0.27	[6]	1.11	[4,7]	0.40	[4,7]	3.53	[3,6]	29		4
SERIES NAV
12-31-2014	13.17	0.60	[3]	0.15	0.75	(0.39)	(0.20)	—	(0.59)	13.33	5.68		0.10	[4]	0.08	[4]	4.44	[3]	—	[8]	56
12-31-2013[5]	13.48	0.23	[3]	(0.21)	0.02	(0.28)	(0.05)	—	(0.33)	13.17	0.18	[6]	0.22	[4,7]	0.08	[4,7]	1.74	[3,6]	—	[8]	22	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.50% – 0.63%, 0.49% – 1.10%, and 0.73% – 1.10% for the years ended 12-31-14, 12-31-13, 12-31-12, 12-31-11, respectively. 5. The inception date for Series I and Series NAV shares is 11-1-13. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 10. Less than $0.005 per share. 11. Period from 4-29-11 (commencement of operations) to 12-31-11. 12. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

143

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle Growth PS Series
SERIES I
12-31-2014	14.51	0.39	[3]	0.51	0.90	(0.32)	(0.24)	—	(0.56)	14.85	6.17	0.11	[4]	0.11	[4]	2.61	[3]	37		18
12-31-2013[5]	14.31	0.02	[3]	0.39 [6]	0.41	(0.19)	(0.02)	—	(0.21)	14.51	2.88 [7]	0.14	[4,8]	0.12	[4,8]	0.11	[3,7]	4		46	[9]
SERIES II
12-31-2014	14.53	0.34	[3]	0.52	0.86	(0.29)	(0.24)	—	(0.53)	14.86	5.88	0.31	[4]	0.31	[4]	2.31	[3]	1,873		18
12-31-2013	12.75	0.23	[3]	2.16	2.39	(0.17)	(0.44)	—	(0.61)	14.53	18.86	0.34	[4]	0.34	[4]	1.65	[3]	297		46
12-31-2012	11.44	0.09	[3]	1.33	1.42	(0.08)	(0.03)	—	(0.11)	12.75	12.45	0.39	[4,10]	0.39	[4]	0.75	[3]	175		45	[11]
12-31-2011[12]	12.50	0.19	[3]	(1.15)[6]	(0.96)	(0.07)	(0.03)	—	(0.10)	11.44	(7.66)[7]	0.58	[4,8]	0.40	[4,8]	2.46	[3,8]	94		8
SERIES NAV
12-31-2014	14.50	0.75	[3]	0.16	0.91	(0.33)	(0.24)	—	(0.57)	14.84	6.22	0.06	[4]	0.06	[4]	5.02	[3]	12		18
12-31-2013[5]	14.31	0.19	[3]	0.22 [6]	0.41	(0.20)	(0.02)	—	(0.22)	14.50	2.86 [7]	0.09	[4,8]	0.08	[4,8]	1.33	[3,7]	—	[13]	46	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.50% – 0.63%, 0.49% – 1.10%, and 0.73% – 1.10% for the years ended 12-31-14, 12-31-13, 12-31-12, and 12-31-11, respectively. 5. The inception date for Series I and Series NAV shares is 11-1-13. 6. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund/portfolio. 7. Not annualized. 8. Annualized. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 10. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions. 11. Increase in the portfolio turnover is directly attributed to in-kind transactions that are related to the reorganization of the underlying funds held by the Trust. 12. Period from 4-29-11 (commencement of operations) to 12-31-11. 13. Less than $500,000.

Lifestyle Moderate PS Series
SERIES I
12-31-2014	13.82	0.43	[3]	0.38	0.81	(0.36)	(0.32)	—	(0.68)	13.95	5.91	0.13		0.13		3.03	[3]	8		38
12-31-2013[4]	13.95	0.18	[3]	(0.01)	0.17	(0.26)	(0.04)	—	(0.30)	13.82	1.23 [5]	0.21	[6,7]	0.12	[6,7]	1.34	[3,5]	—	[8]	36	[9]
SERIES II
12-31-2014	13.85	0.37	[3]	0.40	0.77	(0.33)	(0.32)	—	(0.65)	13.97	5.61	0.33		0.33		2.64	[3]	323		38
12-31-2013	13.06	0.24	[3]	1.08	1.32	(0.24)	(0.29)	—	(0.53)	13.85	10.12	0.40	[7]	0.38	[7]	1.75	[3]	92		36
12-31-2012	12.04	0.15	[3]	1.00	1.15	(0.12)	(0.01)	—	(0.13)	13.06	9.55	0.42	[7,10]	0.40	[7]	1.21	[3]	84		25
12-31-2011[11]	12.50	0.25	[3]	(0.57)[12]	(0.32)	(0.09)	(0.05)	—	(0.14)	12.04	(2.54)[5]	0.97		0.40	[6,7]	3.03	[3,6]	36		—	[13]
SERIES NAV
12-31-2014	13.82	0.83	[3]	(0.02)	0.81	(0.37)	(0.32)	—	(0.69)	13.94	5.88	0.08		0.08		5.89	[3]	3		38
12-31-2013[4]	13.95	0.22	[3]	(0.04)	0.18	(0.27)	(0.04)	—	(0.31)	13.82	1.28 [5]	0.16		0.08	[6,7]	1.60	[3,5]	—	[8]	36	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. The inception date for Series I and Series NAV shares is 11-1-13. 5. Not annualized. 6. Annualized. 7. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.50% – 0.63%, 0.49% – 1.10%, and 0.73% – 1.10% for the years ended 12-31-14, 12-31-13, 12-31-12, and 12-31-11, respectively. 8. Less than $500,000. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 10. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions. 11. Period from 4-29-11 (commencement of operations) to 12-31-11. 12. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund/portfolio. 13. Less than 1%.

Mid Cap Index Trust
SERIES I
12-31-2014	21.82	0.23		1.79	2.02	(0.22)	(1.33)	—	(1.55)	22.29	9.35	0.56		0.46		1.05		679		14
12-31-2013	17.45	0.21		5.50	5.71	(0.22)	(1.12)	—	(1.34)	21.82	33.03	0.55		0.45		1.02		657		14
12-31-2012	16.75	0.16		2.65	2.81	(0.25)	(1.86)	—	(2.11)	17.45	17.48	0.55		0.49		0.91		453		8
12-31-2011	17.74	0.17		(0.60)	(0.43)	(0.12)	(0.44)	—	(0.56)	16.75	(2.25)	0.54		0.54		0.98		413		13
12-31-2010	14.22	0.14		3.55	3.69	(0.17)	—	—	(0.17)	17.74	25.98	0.54		0.54		0.88		436		12
SERIES II
12-31-2014	21.76	0.19		1.77	1.96	(0.17)	(1.33)	—	(1.50)	22.22	9.12	0.76		0.66		0.84		71		14
12-31-2013	17.41	0.16		5.49	5.65	(0.18)	(1.12)	—	(1.30)	21.76	32.76	0.75		0.65		0.81		82		14
12-31-2012	16.71	0.12		2.66	2.78	(0.22)	(1.86)	—	(2.08)	17.41	17.30	0.75		0.70		0.69		74		8
12-31-2011	17.70	0.14		(0.61)	(0.47)	(0.08)	(0.44)	—	(0.52)	16.71	(2.46)	0.74		0.74		0.77		78		13
12-31-2010	14.18	0.10		3.55	3.65	(0.13)	—	—	(0.13)	17.70	25.80	0.74		0.74		0.67		93		12
SERIES NAV
12-31-2014	21.82	0.25		1.78	2.03	(0.23)	(1.33)	—	(1.56)	22.29	9.40	0.51		0.41		1.11		106		14
12-31-2013	17.45	0.22		5.50	5.72	(0.23)	(1.12)	—	(1.35)	21.82	33.09	0.50		0.40		1.06		88		14
12-31-2012	16.75	0.12		2.70	2.82	(0.26)	(1.86)	—	(2.12)	17.45	17.54	0.50		0.47		0.66		59		8
12-31-2011	17.73	0.18		(0.59)	(0.41)	(0.13)	(0.44)	—	(0.57)	16.75	(2.14)	0.49		0.49		1.03		624		13
12-31-2010	14.21	0.14		3.56	3.70	(0.18)	—	—	(0.18)	17.73	26.06	0.49		0.49		0.92		681		12
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

144

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Stock Trust
SERIES I
12-31-2014	21.07	(0.08)	1.68	1.60	(0.02)	(4.04)	—	(4.06)	18.61	8.02	0.92	0.91	(0.37)	188	103
12-31-2013	15.68	(0.05)	5.80	5.75	(0.01)	(0.35)	—	(0.36)	21.07	36.82	0.92	0.92	(0.27)	207	116
12-31-2012	12.83	—	2.85	2.85	—	—	—	—	15.68	22.21	0.93	0.92	0.01	178	115
12-31-2011	14.13	(0.05)	(1.25)	(1.30)	—	—	—	—	12.83	(9.20)	0.93	0.93	(0.35)	175	107
12-31-2010	11.48	(0.03)	2.68	2.65	— [3]	—	—	—	14.13	23.08	0.93	0.93	(0.23)	221	115
SERIES II
12-31-2014	20.51	(0.11)	1.63	1.52	—	(4.04)	—	(4.04)	17.99	7.82	1.12	1.11	(0.58)	99	103
12-31-2013	15.30	(0.08)	5.64	5.56	—	(0.35)	—	(0.35)	20.51	36.51	1.12	1.12	(0.47)	121	116
12-31-2012	12.54	(0.03)	2.79	2.76	—	—	—	—	15.30	22.01	1.13	1.12	(0.19)	108	115
12-31-2011	13.84	(0.08)	(1.22)	(1.30)	—	—	—	—	12.54	(9.39)	1.13	1.13	(0.55)	105	107
12-31-2010	11.27	(0.05)	2.62	2.57	—	—	—	—	13.84	22.80	1.13	1.13	(0.43)	135	115
SERIES NAV
12-31-2014	21.19	(0.07)	1.70	1.63	(0.03)	(4.04)	—	(4.07)	18.75	8.12	0.87	0.86	(0.32)	562	103
12-31-2013	15.77	(0.04)	5.82	5.78	(0.01)	(0.35)	—	(0.36)	21.19	36.84	0.87	0.87	(0.23)	615	116
12-31-2012	12.90	0.01	2.86	2.87	—	—	—	—	15.77	22.25	0.88	0.87	0.07	456	115
12-31-2011	14.19	(0.04)	(1.25)	(1.29)	—	—	—	—	12.90	(9.09)	0.88	0.88	(0.30)	414	107
12-31-2010	11.53	(0.02)	2.68	2.66	— [3]	—	—	—	14.19	23.07	0.88	0.88	(0.18)	466	115
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Mid Value Trust
SERIES I
12-31-2014	13.99	0.11	1.37	1.48	(0.10)	(1.41)	—	(1.51)	13.96	10.60	1.04	0.98	0.77	347	32
12-31-2013	11.49	0.09	3.47	3.56	(0.13)	(0.93)	—	(1.06)	13.99	31.39	1.04	0.99	0.67	347	37
12-31-2012	10.50	0.14	1.85	1.99	(0.10)	(0.90)	—	(1.00)	11.49	19.42	1.04	0.99	1.21	284	38
12-31-2011	11.12	0.11	(0.65)	(0.54)	(0.08)	—	—	(0.08)	10.50	(4.83)	1.04	1.00	0.96	271	54
12-31-2010	9.80	0.19	1.39	1.58	(0.22)	(0.04)	—	(0.26)	11.12	16.16	1.05	1.00	1.88	301	43
SERIES II
12-31-2014	14.00	0.08	1.38	1.46	(0.08)	(1.41)	—	(1.49)	13.97	10.39	1.24	1.18	0.57	76	32
12-31-2013	11.50	0.06	3.48	3.54	(0.11)	(0.93)	—	(1.04)	14.00	31.14	1.24	1.19	0.47	86	37
12-31-2012	10.50	0.11	1.86	1.97	(0.07)	(0.90)	—	(0.97)	11.50	19.29	1.24	1.19	0.99	80	38
12-31-2011	11.12	0.08	(0.64)	(0.56)	(0.06)	—	—	(0.06)	10.50	(5.04)	1.24	1.20	0.74	83	54
12-31-2010	9.81	0.17	1.37	1.54	(0.19)	(0.04)	—	(0.23)	11.12	15.79	1.25	1.20	1.65	106	43
SERIES NAV
12-31-2014	13.94	0.12	1.37	1.49	(0.11)	(1.41)	—	(1.52)	13.91	10.70	0.99	0.93	0.82	481	32
12-31-2013	11.45	0.09	3.47	3.56	(0.14)	(0.93)	—	(1.07)	13.94	31.47	0.99	0.94	0.72	532	37
12-31-2012	10.47	0.14	1.84	1.98	(0.10)	(0.90)	—	(1.00)	11.45	19.43	0.99	0.94	1.26	387	38
12-31-2011	11.08	0.11	(0.63)	(0.52)	(0.09)	—	—	(0.09)	10.47	(4.71)	0.99	0.95	1.02	370	54
12-31-2010	9.77	0.19	1.38	1.57	(0.22)	(0.04)	—	(0.26)	11.08	16.16	1.00	0.95	1.90	393	43
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Mutual Shares Trust
SERIES I
12-31-2014	13.75	0.37 [4]	0.63	1.00	(0.47)	(0.26)	—	(0.73)	14.02	7.21	1.03	1.03	2.62 [4]	200	19
12-31-2013	10.86	0.20	2.87	3.07	(0.18)	—	—	(0.18)	13.75	28.32	1.03	1.02	1.63	220	27
12-31-2012	9.65	0.18	1.18	1.36	(0.15)	—	—	(0.15)	10.86	14.13	1.06	1.05	1.73	203	28
12-31-2011	9.84	0.18	(0.28)	(0.10)	(0.09)	—	—	(0.09)	9.65	(0.94)	1.08	1.08	1.84	190	38
12-31-2010	9.05	0.26 [3]	0.78	1.04	(0.25)	—	—	(0.25)	9.84	11.52	1.08	1.08	2.76 [3]	173	30
SERIES NAV
12-31-2014	13.74	0.38 [4]	0.64	1.02	(0.48)	(0.26)	—	(0.74)	14.02	7.34	0.98	0.98	2.66 [4]	419	19
12-31-2013	10.85	0.21	2.87	3.08	(0.19)	—	—	(0.19)	13.74	28.40	0.98	0.97	1.69	475	27
12-31-2012	9.65	0.18	1.17	1.35	(0.15)	—	—	(0.15)	10.85	14.08	1.01	1.00	1.78	426	28
12-31-2011	9.84	0.19	(0.28)	(0.09)	(0.10)	—	—	(0.10)	9.65	(0.89)	1.03	1.03	1.89	415	38
12-31-2010	9.06	0.26 [3]	0.78	1.04	(0.26)	—	—	(0.26)	9.84	11.49	1.03	1.03	2.78 [3]	469	30
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflects special dividends received by the portfolio, which amounted to $0.11 and 1.22%, respectively. 4. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.10 and 0.74% for all series, respectively.

145

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Real Estate Securities Trust
SERIES I
12-31-2014	13.84	0.30	4.08	4.38	(0.27)	—	—	(0.27)	17.95	31.73	0.79	0.79	1.88	104	131
12-31-2013	14.13	0.30	(0.31)	(0.01)	(0.28)	—	—	(0.28)	13.84	(0.10)	0.80	0.79	2.02	83	104
12-31-2012	12.26	0.21	1.90	2.11	(0.24)	—	—	(0.24)	14.13	17.26	0.79	0.79	1.58	95	99
12-31-2011	11.37	0.14	0.93	1.07	(0.18)	—	—	(0.18)	12.26	9.46	0.79	0.79	1.17	97	86
12-31-2010	8.96	0.21	2.39	2.60	(0.19)	—	—	(0.19)	11.37	29.19	0.78	0.78	2.09	106	99
SERIES II
12-31-2014	13.86	0.27	4.08	4.35	(0.24)	—	—	(0.24)	17.97	31.52	0.99	0.99	1.65	66	131
12-31-2013	14.16	0.27	(0.32)	(0.05)	(0.25)	—	—	(0.25)	13.86	(0.38)	1.00	0.99	1.80	58	104
12-31-2012	12.28	0.19	1.90	2.09	(0.21)	—	—	(0.21)	14.16	17.09	0.99	0.99	1.37	72	99
12-31-2011	11.39	0.12	0.93	1.05	(0.16)	—	—	(0.16)	12.28	9.24	0.99	0.99	0.97	74	86
12-31-2010	8.98	0.19	2.39	2.58	(0.17)	—	—	(0.17)	11.39	28.87	0.98	0.98	1.90	82	99
SERIES NAV
12-31-2014	13.76	0.31	4.05	4.36	(0.28)	—	—	(0.28)	17.84	31.75	0.74	0.74	1.93	283	131
12-31-2013	14.05	0.31	(0.31)	— [3]	(0.29)	—	—	(0.29)	13.76	(0.05)	0.75	0.74	2.10	224	104
12-31-2012	12.19	0.22	1.88	2.10	(0.24)	—	—	(0.24)	14.05	17.33	0.74	0.74	1.65	231	99
12-31-2011	11.30	0.15	0.93	1.08	(0.19)	—	—	(0.19)	12.19	9.58	0.74	0.74	1.24	214	86
12-31-2010	8.91	0.22	2.37	2.59	(0.20)	—	—	(0.20)	11.30	29.20	0.73	0.73	2.14	211	99
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Science & Technology Trust
SERIES I
12-31-2014	24.73	(0.07)	3.25	3.18	—	(0.83)	—	(0.83)	27.08	12.89	1.11	1.07	(0.29)	420	100
12-31-2013	17.23	(0.03)	7.53	7.50	—	—	—	—	24.73	43.53	1.13	1.10	(0.15)	375	105
12-31-2012	15.60	(0.03)	1.66	1.63	—	—	—	—	17.23	10.45	1.16	1.13	(0.16)	282	89
12-31-2011	16.91	(0.05)	(1.26)	(1.31)	—	—	—	—	15.60	(7.75)	1.16	1.13	(0.30)	299	115
12-31-2010	13.57	(0.06)	3.40	3.34	—	—	—	—	16.91	24.61	1.16	1.13	(0.40)	370	117
SERIES II
12-31-2014	24.24	(0.12)	3.19	3.07	—	(0.83)	—	(0.83)	26.48	12.70	1.31	1.27	(0.49)	48	100
12-31-2013	16.92	(0.07)	7.39	7.32	—	—	—	—	24.24	43.26	1.33	1.30	(0.35)	49	105
12-31-2012	15.35	(0.06)	1.63	1.57	—	—	—	—	16.92	10.23	1.36	1.33	(0.37)	41	89
12-31-2011	16.68	(0.09)	(1.24)	(1.33)	—	—	—	—	15.35	(7.97)	1.36	1.33	(0.51)	45	115
12-31-2010	13.41	(0.08)	3.35	3.27	—	—	—	—	16.68	24.38	1.36	1.33	(0.60)	61	117
SERIES NAV
12-31-2014	24.85	(0.06)	3.27	3.21	—	(0.83)	—	(0.83)	27.23	12.95	1.06	1.02	(0.24)	23	100
12-31-2013	17.31	(0.02)	7.56	7.54	—	—	—	—	24.85	43.56	1.08	1.05	(0.10)	19	105
12-31-2012	15.66	(0.03)	1.68	1.65	—	—	—	—	17.31	10.54	1.11	1.08	(0.15)	13	89
12-31-2011	16.97	(0.04)	(1.27)	(1.31)	—	—	—	—	15.66	(7.72)	1.11	1.08	(0.25)	10	115
12-31-2010	13.61	(0.05)	3.41	3.36	—	—	—	—	16.97	24.69	1.11	1.08	(0.36)	12	117
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Growth Trust
SERIES I
12-31-2014	12.82	(0.10)	1.00	0.90	—	(2.04)	—	(2.04)	11.68	7.57	1.14	1.13	(0.81)	117	83
12-31-2013	9.29	(0.08)	4.13	4.05	—	(0.52)	—	(0.52)	12.82	44.08	1.15	1.15	(0.71)	128	114
12-31-2012	9.18	(0.03)	1.51	1.48	—	(1.37)	—	(1.37)	9.29	16.47	1.16	1.15	(0.31)	83	132
12-31-2011	10.12	(0.06)	(0.63)	(0.69)	—	(0.25)	—	(0.25)	9.18	(6.81)	1.16	1.15	(0.62)	83	136
12-31-2010	8.29	(0.06)	1.89	1.83	—	—	—	—	10.12	22.07	1.15	1.15	(0.69)	77	139
SERIES II
12-31-2014	12.52	(0.12)	0.97	0.85	—	(2.04)	—	(2.04)	11.33	7.34	1.34	1.33	(1.01)	35	83
12-31-2013	9.10	(0.10)	4.04	3.94	—	(0.52)	—	(0.52)	12.52	43.79	1.35	1.35	(0.91)	46	114
12-31-2012	9.03	(0.05)	1.49	1.44	—	(1.37)	—	(1.37)	9.10	16.29	1.36	1.35	(0.51)	31	132
12-31-2011	9.98	(0.08)	(0.62)	(0.70)	—	(0.25)	—	(0.25)	9.03	(7.01)	1.36	1.35	(0.82)	32	136
12-31-2010	8.20	(0.08)	1.86	1.78	—	—	—	—	9.98	21.71	1.35	1.35	(0.89)	36	139
SERIES NAV
12-31-2014	12.89	(0.09)	1.00	0.91	—	(2.04)	—	(2.04)	11.76	7.60	1.09	1.08	(0.76)	350	83
12-31-2013	9.33	(0.07)	4.15	4.08	—	(0.52)	—	(0.52)	12.89	44.21	1.10	1.10	(0.66)	393	114
12-31-2012	9.21	(0.02)	1.51	1.49	—	(1.37)	—	(1.37)	9.33	16.52	1.11	1.10	(0.24)	278	132
12-31-2011	10.15	(0.06)	(0.63)	(0.69)	—	(0.25)	—	(0.25)	9.21	(6.79)	1.11	1.10	(0.58)	266	136
12-31-2010	8.31	(0.06)	1.90	1.84	—	—	—	—	10.15	22.14	1.10	1.10	(0.64)	291	139
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

146

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Index Trust
SERIES I
12-31-2014	15.83	0.14		0.55	0.69	(0.14)	(0.98)	—	(1.12)	15.40	4.59	0.57	0.52	0.93	302	20
12-31-2013	12.39	0.15		4.57	4.72	(0.22)	(1.06)	—	(1.28)	15.83	38.58	0.57	0.52	1.03	317	17
12-31-2012	13.15	0.24		1.72	1.96	(0.26)	(2.46)	—	(2.72)	12.39	16.10	0.56	0.54	1.77	208	13
12-31-2011	14.01	0.11		(0.75)	(0.64)	(0.16)	(0.06)	—	(0.22)	13.15	(4.50)	0.55	0.55	0.79	194	17
12-31-2010	11.14	0.12		2.81	2.93	(0.06)	—	—	(0.06)	14.01	26.36	0.55	0.55	0.96	219	15
SERIES II
12-31-2014	15.77	0.11		0.55	0.66	(0.11)	(0.98)	—	(1.09)	15.34	4.41	0.77	0.72	0.72	52	20
12-31-2013	12.35	0.12		4.55	4.67	(0.19)	(1.06)	—	(1.25)	15.77	38.31	0.77	0.72	0.81	64	17
12-31-2012	13.12	0.21		1.72	1.93	(0.24)	(2.46)	—	(2.70)	12.35	15.82	0.76	0.74	1.55	60	13
12-31-2011	13.97	0.08		(0.74)	(0.66)	(0.13)	(0.06)	—	(0.19)	13.12	(4.64)	0.75	0.75	0.58	60	17
12-31-2010	11.11	0.09		2.81	2.90	(0.04)	—	—	(0.04)	13.97	26.10	0.75	0.75	0.74	73	15
SERIES NAV
12-31-2014	15.84	0.15		0.56	0.71	(0.15)	(0.98)	—	(1.13)	15.42	4.71	0.52	0.47	1.00	95	20
12-31-2013	12.39	0.16		4.57	4.73	(0.22)	(1.06)	—	(1.28)	15.84	38.72	0.52	0.47	1.08	76	17
12-31-2012	13.16	0.20		1.76	1.96	(0.27)	(2.46)	—	(2.73)	12.39	16.06	0.51	0.49	1.42	50	13
12-31-2011	14.01	0.12		(0.74)	(0.62)	(0.17)	(0.06)	—	(0.23)	13.16	(4.38)	0.50	0.50	0.84	430	17
12-31-2010	11.14	0.12		2.82	2.94	(0.07)	—	—	(0.07)	14.01	26.42	0.50	0.50	0.99	481	15
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Opportunities Trust
SERIES I
12-31-2014	30.84	0.02		0.71	0.73	(0.01)	—	—	(0.01)	31.56	2.38	1.10	1.00	0.08	112	40
12-31-2013	22.13	0.01		8.87	8.88	(0.17)	—	—	(0.17)	30.84	40.16	1.11	1.02	0.05	131	22
12-31-2012	18.94	0.12		3.07	3.19	—	—	—	—	22.13	16.84	1.11	1.02	0.59	32	25
12-31-2011	19.58	—	[3]	(0.62)	(0.62)	(0.02)	—	—	(0.02)	18.94	(3.16)	1.10	1.01	(0.02)	32	36
12-31-2010	15.10	0.02		4.46	4.48	—	—	—	—	19.58	29.67	1.10	1.02	0.11	45	37
SERIES II
12-31-2014	30.51	(0.04)		0.69	0.65	—	—	—	—	31.16	2.13	1.30	1.20	(0.12)	46	40
12-31-2013	21.90	(0.04)		8.78	8.74	(0.13)	—	—	(0.13)	30.51	39.92	1.31	1.22	(0.17)	57	22
12-31-2012	18.78	0.08		3.04	3.12	—	—	—	—	21.90	16.61	1.31	1.22	0.37	32	25
12-31-2011	19.44	(0.04)		(0.61)	(0.65)	(0.01)	—	—	(0.01)	18.78	(3.32)	1.30	1.21	(0.21)	33	36
12-31-2010	15.03	(0.01)		4.42	4.41	—	—	—	—	19.44	29.34	1.30	1.22	(0.08)	40	37
SERIES NAV
12-31-2014	30.70	0.04		0.70	0.74	(0.02)	—	—	(0.02)	31.42	2.43	1.05	0.95	0.14	124	40
12-31-2013	22.02	0.02		8.84	8.86	(0.18)	—	—	(0.18)	30.70	40.27	1.06	0.97	0.08	125	22
12-31-2012	18.84	0.13		3.05	3.18	—	—	—	—	22.02	16.88	1.06	0.97	0.63	91	25
12-31-2011	19.47	0.01		(0.62)	(0.61)	(0.02)	—	—	(0.02)	18.84	(3.12)	1.05	0.96	0.04	88	36
12-31-2010	15.01	0.03		4.43	4.46	—	—	—	—	19.47	29.71	1.05	0.97	0.16	98	37
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Small Cap Value Trust
SERIES I
12-31-2014	26.09	0.16	[3]	1.55	1.71	(0.16)	(3.03)	—	(3.19)	24.61	7.18	1.12	1.12	0.63 [3]	349	22
12-31-2013	20.70	0.06		6.79	6.85	(0.13)	(1.33)	—	(1.46)	26.09	33.32	1.13	1.12	0.23	376	24
12-31-2012	18.94	0.23		2.65	2.88	(0.17)	(0.95)	—	(1.12)	20.70	15.63	1.13	1.13	1.17	270	19
12-31-2011	18.89	0.10		0.11	0.21	(0.16)	—	—	(0.16)	18.94	1.15	1.14	1.14	0.53	229	20
12-31-2010	15.04	0.15		3.76	3.91	(0.06)	—	—	(0.06)	18.89	26.04	1.15	1.15	0.92	217	23
SERIES II
12-31-2014	26.01	0.11	[3]	1.54	1.65	(0.11)	(3.03)	—	(3.14)	24.52	6.96	1.32	1.32	0.43 [3]	43	22
12-31-2013	20.66	0.01		6.77	6.78	(0.10)	(1.33)	—	(1.43)	26.01	33.00	1.33	1.32	0.03	49	24
12-31-2012	18.89	0.18		2.67	2.85	(0.13)	(0.95)	—	(1.08)	20.66	15.50	1.33	1.33	0.90	39	19
12-31-2011	18.85	0.06		0.10	0.16	(0.12)	—	—	(0.12)	18.89	0.90	1.34	1.34	0.32	46	20
12-31-2010	15.00	0.11		3.77	3.88	(0.03)	—	—	(0.03)	18.85	25.86	1.35	1.35	0.65	53	23
SERIES NAV
12-31-2014	26.04	0.17	[3]	1.55	1.72	(0.17)	(3.03)	—	(3.20)	24.56	7.25	1.07	1.07	0.68 [3]	330	22
12-31-2013	20.67	0.07		6.77	6.84	(0.14)	(1.33)	—	(1.47)	26.04	33.33	1.08	1.07	0.28	371	24
12-31-2012	18.90	0.24		2.66	2.90	(0.18)	(0.95)	—	(1.13)	20.67	15.78	1.08	1.08	1.20	314	19
12-31-2011	18.86	0.11		0.10	0.21	(0.17)	—	—	(0.17)	18.90	1.15	1.09	1.09	0.58	306	20
12-31-2010	15.01	0.15		3.77	3.92	(0.07)	—	—	(0.07)	18.86	26.15	1.10	1.10	0.91	313	23
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.06 and 0.22% for all series, respectively.

147

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company Growth Trust
SERIES NAV
12-31-2014	25.62	(0.02)[3]	2.03	2.01	—	—	—	—	27.63	7.85	1.06		1.05		(0.08)[3]	134	30
12-31-2013	18.34	(0.04)	7.37	7.33	(0.05)	—	—	(0.05)	25.62	39.98	1.07		1.06		(0.20)	158	32
12-31-2012	15.50	0.04	2.80	2.84	—	—	—	—	18.34	18.32	1.07		1.07		0.24	106	28
12-31-2011	15.78	(0.07)	(0.21)[4]	(0.28)	—	—	—	—	15.50	(1.77)	1.08		1.08		(0.42)	101	39
12-31-2010	12.48	(0.06)	3.36	3.30	—	—	—	—	15.78	26.44	1.10		1.10		(0.44)	108	34
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.09 and 0.35%, respectively. 4. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

Small Company Value Trust
SERIES I
12-31-2014	25.26	0.14	(0.12)	0.02	(0.01)	(0.55)	—	(0.56)	24.72	0.11	1.12		1.06		0.55	74	16
12-31-2013	19.50	0.07	6.08	6.15	(0.39)	—	—	(0.39)	25.26	31.61	1.13		1.07		0.32	88	7
12-31-2012	16.81	0.26	2.48	2.74	(0.05)	—	—	(0.05)	19.50	16.30	1.13		1.07		1.41	79	5
12-31-2011	17.07	0.06	(0.22)	(0.16)	(0.10)	—	—	(0.10)	16.81	(0.93)	1.13		1.07		0.38	85	6
12-31-2010	14.26	0.09	2.93	3.02	(0.21)	—	—	(0.21)	17.07	21.36	1.13		1.07		0.60	105	9
SERIES II
12-31-2014	24.99	0.08	(0.12)	(0.04)	—	(0.55)	—	(0.55)	24.40	(0.12)	1.32		1.26		0.34	61	16
12-31-2013	19.32	0.03	6.02	6.05	(0.38)	—	—	(0.38)	24.99	31.41	1.33		1.27		0.12	75	7
12-31-2012	16.66	0.22	2.46	2.68	(0.02)	—	—	(0.02)	19.32	16.11	1.33		1.27		1.20	73	5
12-31-2011	16.93	0.03	(0.24)	(0.21)	(0.06)	—	—	(0.06)	16.66	(1.20)	1.33		1.27		0.18	78	6
12-31-2010	14.14	0.06	2.91	2.97	(0.18)	—	—	(0.18)	16.93	21.15	1.33		1.27		0.41	93	9
SERIES NAV
12-31-2014	25.22	0.15	(0.12)	0.03	(0.01)	(0.55)	—	(0.56)	24.69	0.14	1.07		1.01		0.60	224	16
12-31-2013	19.46	0.09	6.06	6.15	(0.39)	—	—	(0.39)	25.22	31.68	1.08		1.02		0.38	259	7
12-31-2012	16.76	0.27	2.48	2.75	(0.05)	—	—	(0.05)	19.46	16.41	1.08		1.02		1.49	216	5
12-31-2011	17.03	0.08	(0.24)	(0.16)	(0.11)	—	—	(0.11)	16.76	(0.94)	1.08		1.02		0.44	203	6
12-31-2010	14.23	0.10	2.92	3.02	(0.22)	—	—	(0.22)	17.03	21.39	1.08		1.02		0.66	215	9
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Strategic Equity Allocation Trust
SERIES NAV
12-31-2014	16.85	0.33	0.75	1.08	(0.32)	(0.47)	—	(0.79)	17.14	6.40	0.66		0.52		1.92	11,176	13
12-31-2013	13.27	0.27	3.60	3.87	(0.25)	(0.04)	—	(0.29)	16.85	29.23	0.66		0.50		1.77	11,162	19
12-31-2012[3]	12.50	0.20	0.70	0.90	(0.13)	—	—	(0.13)	13.27	7.26 [4]	0.67	[5]	0.49	[5]	2.22 [5]	8,003	10
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 4-16-12 (commencement of operations) to 12-31-12. 4. Not annualized. 5. Annualized.

Total Stock Market Index Trust
SERIES I
12-31-2014	17.08	0.24	1.71	1.95	(0.21)	(0.29)	—	(0.50)	18.53	11.47	0.57		0.56		1.38	465	5
12-31-2013	13.15	0.21	4.16	4.37	(0.22)	(0.22)	—	(0.44)	17.08	33.39	0.56		0.56		1.38	424	3
12-31-2012	11.59	0.21	1.58	1.79	(0.20)	(0.03)	—	(0.23)	13.15	15.50	0.57		0.57		1.65	295	6
12-31-2011	11.71	0.19	(0.16)	0.03	(0.15)	—	—	(0.15)	11.59	0.28	0.57		0.57		1.62	261	2
12-31-2010	10.12	0.15	1.59	1.74	(0.15)	—	—	(0.15)	11.71	17.20	0.57		0.57		1.41	268	5
SERIES II
12-31-2014	17.03	0.21	1.71	1.92	(0.18)	(0.29)	—	(0.47)	18.48	11.30	0.77		0.76		1.17	42	5
12-31-2013	13.12	0.18	4.14	4.32	(0.19)	(0.22)	—	(0.41)	17.03	33.09	0.76		0.76		1.19	44	3
12-31-2012	11.57	0.18	1.57	1.75	(0.17)	(0.03)	—	(0.20)	13.12	15.22	0.77		0.77		1.44	41	6
12-31-2011	11.68	0.17	(0.15)	0.02	(0.13)	—	—	(0.13)	11.57	0.16	0.77		0.77		1.41	40	2
12-31-2010	10.10	0.13	1.57	1.70	(0.12)	—	—	(0.12)	11.68	16.89	0.77		0.77		1.20	48	5
SERIES NAV
12-31-2014	17.08	0.25	1.70	1.95	(0.22)	(0.29)	—	(0.51)	18.52	11.46	0.52		0.51		1.43	95	5
12-31-2013	13.15	0.22	4.16	4.38	(0.23)	(0.22)	—	(0.45)	17.08	33.45	0.51		0.51		1.44	88	3
12-31-2012	11.59	0.22	1.57	1.79	(0.20)	(0.03)	—	(0.23)	13.15	15.56	0.52		0.52		1.71	66	6
12-31-2011	11.71	0.20	(0.16)	0.04	(0.16)	—	—	(0.16)	11.59	0.33	0.52		0.52		1.66	62	2
12-31-2010	10.12	0.15	1.59	1.74	(0.15)	—	—	(0.15)	11.71	17.26	0.52		0.52		1.45	73	5
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

148

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations					Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
U.S. Equity Trust
SERIES I
12-31-2014	17.71	0.22		1.73		1.95	(0.27)	—	—	(0.27)	19.39	11.03		0.84		0.83		1.21		138	55
12-31-2013	14.03	0.23		3.72		3.95	(0.27)	—	—	(0.27)	17.71	28.23		0.83		0.83		1.42		144	28
12-31-2012[3]	13.85	0.16		0.22		0.38	(0.20)	—	—	(0.20)	14.03	2.77	[4]	0.84	[5]	0.84	[5]	1.70	[5]	129	44	[6,7]
SERIES II
12-31-2014	17.72	0.19		1.72		1.91	(0.24)	—	—	(0.24)	19.39	10.76		1.04		1.03		1.01		8	55
12-31-2013	14.03	0.20		3.73		3.93	(0.24)	—	—	(0.24)	17.72	28.07		1.03		1.03		1.22		9	28
12-31-2012[3]	13.85	0.14		0.22		0.36	(0.18)	—	—	(0.18)	14.03	2.60	[4]	1.04	[5]	1.04	[5]	1.50	[5]	8	44	[6,7]
SERIES NAV
12-31-2014	17.72	0.23		1.73		1.96	(0.28)	—	—	(0.28)	19.40	11.07		0.79		0.78		1.26		676	55
12-31-2013	14.03	0.24		3.73		3.97	(0.28)	—	—	(0.28)	17.72	28.36		0.78		0.78		1.47		809	28
12-31-2012	12.65	0.22		1.37		1.59	(0.21)	—	—	(0.21)	14.03	12.56		0.79		0.79		1.63		791	44
12-31-2011	11.89	0.19		0.77		0.96	(0.20)	—	—	(0.20)	12.65	8.13		0.79		0.79		1.55		772	35
12-31-2010	11.18	0.15		0.73		0.88	(0.17)	—	—	(0.17)	11.89	7.92		0.79		0.79		1.34		809	66
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 4-30-12. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

Utilities Trust
SERIES I
12-31-2014	15.44	0.49	[3]	1.48		1.97	(0.51)	(0.63)	—	(1.14)	16.27	12.59		0.93		0.92		2.93	[3]	441	53
12-31-2013	13.06	0.48		2.20		2.68	(0.30)	—	—	(0.30)	15.44	20.57		0.95		0.95		3.25		416	58
12-31-2012	11.92	0.40		1.21		1.61	(0.47)	—	—	(0.47)	13.06	13.65		0.97		0.97		3.17		141	52
12-31-2011	11.62	0.46		0.30		0.76	(0.46)	—	—	(0.46)	11.92	6.65		0.97		0.97		3.77		128	51
12-31-2010	10.42	0.36		1.10		1.46	(0.26)	—	—	(0.26)	11.62	14.03		0.95		0.95		3.39		116	56
SERIES II
12-31-2014	15.32	0.46	[3]	1.47		1.93	(0.48)	(0.63)	—	(1.11)	16.14	12.41		1.13		1.12		2.79	[3]	23	53
12-31-2013	12.96	0.41		2.22		2.63	(0.27)	—	—	(0.27)	15.32	20.35		1.15		1.15		2.81		25	58
12-31-2012	11.84	0.37		1.19		1.56	(0.44)	—	—	(0.44)	12.96	13.36		1.17		1.17		2.95		25	52
12-31-2011	11.53	0.43		0.32		0.75	(0.44)	—	—	(0.44)	11.84	6.58		1.17		1.17		3.59		30	51
12-31-2010	10.35	0.34		1.08		1.42	(0.24)	—	—	(0.24)	11.53	13.73		1.15		1.15		3.19		32	56
SERIES NAV
12-31-2014	15.42	0.50	[3]	1.49		1.99	(0.52)	(0.63)	—	(1.15)	16.26	12.72		0.88		0.87		2.98	[3]	40	53
12-31-2013	13.04	0.45		2.24		2.69	(0.31)	—	—	(0.31)	15.42	20.65		0.90		0.90		3.06		32	58
12-31-2012	11.91	0.39		1.21		1.60	(0.47)	—	—	(0.47)	13.04	13.64		0.92		0.92		3.14		27	52
12-31-2011	11.60	0.46		0.32		0.78	(0.47)	—	—	(0.47)	11.91	6.80		0.92		0.92		3.82		36	51
12-31-2010	10.41	0.37		1.09		1.46	(0.27)	—	—	(0.27)	11.60	14.00		0.90		0.90		3.49		29	56
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflects special dividends received by the portfolio, which amounted to $0.09 and 0.52% for all series, respectively.

Value Trust
SERIES I
12-31-2014	25.95	0.14		2.39		2.53	(0.12)	(2.62)	—	(2.74)	25.74	9.82		0.78		0.77		0.53		600	49
12-31-2013	19.31	0.15		6.68		6.83	(0.19)	—	—	(0.19)	25.95	35.40		0.79		0.79		0.64		523	42
12-31-2012	16.58	0.20		2.68		2.88	(0.15)	—	—	(0.15)	19.31	17.42		0.82		0.81		1.11		409	24
12-31-2011	16.61	0.16		—	[3]	0.16	(0.19)	—	—	(0.19)	16.58	0.98		0.83		0.83		0.93		197	28
12-31-2010	13.72	0.14		2.90		3.04	(0.15)	—	—	(0.15)	16.61	22.22		0.83		0.83		0.94		218	43
SERIES II
12-31-2014	25.87	0.09		2.38		2.47	(0.07)	(2.62)	—	(2.69)	25.65	9.61		0.98		0.97		0.33		33	49
12-31-2013	19.26	0.10		6.66		6.76	(0.15)	—	—	(0.15)	25.87	35.10		0.99		0.99		0.44		36	42
12-31-2012	16.54	0.16		2.68		2.84	(0.12)	—	—	(0.12)	19.26	17.18		1.02		1.01		0.87		30	24
12-31-2011	16.56	0.12		0.01		0.13	(0.15)	—	—	(0.15)	16.54	0.84		1.03		1.03		0.73		30	28
12-31-2010	13.68	0.11		2.89		3.00	(0.12)	—	—	(0.12)	16.56	21.96		1.03		1.03		0.73		35	43
SERIES NAV
12-31-2014	25.92	0.15		2.39		2.54	(0.13)	(2.62)	—	(2.75)	25.71	9.88		0.73		0.72		0.57		31	49
12-31-2013	19.29	0.16		6.67		6.83	(0.20)	—	—	(0.20)	25.92	35.44		0.74		0.74		0.68		33	42
12-31-2012	16.56	0.21		2.68		2.89	(0.16)	—	—	(0.16)	19.29	17.50		0.77		0.76		1.14		24	24
12-31-2011	16.59	0.16		0.01		0.17	(0.20)	—	—	(0.20)	16.56	1.03		0.78		0.78		0.98		18	28
12-31-2010	13.70	0.14		2.91		3.05	(0.16)	—	—	(0.16)	16.59	22.31		0.78		0.78		0.98		22	43
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.

149

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no load, open-end management investment company organized as a Massachusetts business trust. It is a series company with multiple investment series (the portfolios), forty-eight of which are presented in this report. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust (collectively, the JHVIT Feeder Funds), Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series (collectively, the Lifestyle PS Series), Franklin Templeton Founding Allocation Trust and Core Strategy Trust operate as “funds of funds,” investing in shares of mutual funds (underlying funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) website at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. These funds are not covered by this report.

The portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by a specific portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor) and Manulife Financial Corporation (MFC) except in the case of the Emerging Markets Value Trust where NAV shares are also offered to variable insurance products of external insurance companies. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

Effective November 7, 2014 Financial Services Trust changed its name to Financial Industries Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time (E.T.). In order to value the securities, the portfolios use the following valuation techniques: Equity securities, including exchange-traded funds, held by the portfolios are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the portfolios in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolos’ Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of December 31, 2014, for All Cap Core Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, American New World Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Small Company Growth Trust, Small Company Value Trust and U.S. Equity Trust, all investments including futures as applicable, are categorized as Level 1 under the hierarchy described above.

As of December 31, 2014, for 500 Index Trust B, Mid Cap Index Trust and Real Estate Securities Trust, all investments including futures as applicable, are Level 1 except for repurchase agreements which are categorized as Level 2.

150

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of the values by input classification of the portfolios’ investments as of December 31, 2014, by major security category or type:

	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Alpha Opportunities Trust
Common stocks
Consumer discretionary	$122,602,008	$111,338,505	$11,159,576	$103,927
Consumer staples	40,173,245	32,457,316	7,715,929	—
Energy	42,287,685	35,102,376	7,185,309	—
Financials	101,356,684	88,884,479	12,429,678	42,527
Health care	135,220,338	119,497,140	15,723,198	—
Industrials	118,161,874	106,724,434	11,437,440	—
Information technology	144,739,593	134,118,689	10,620,904	—
Materials	39,055,894	32,418,257	6,637,637	—
Telecommunication services	5,584,476	3,009,404	2,575,072	—
Utilities	8,253,447	7,296,691	956,756	—
Preferred securities
Consumer discretionary	242,515	—	—	242,515
Financials	1,041,344	—	—	1,041,344
Health care	218,960	—	—	218,960
Industrials	459,212	—	—	459,212
Information technology	10,162,685	—	451,546	9,711,139
Warrants	733,509	—	733,509	—
Securities lending collateral	26,822,193	26,822,193	—	—
Short-term investments	11,100,000	—	11,100,000	—
Total Investments in Securities	$808,215,662	$697,669,484	$98,726,554	$11,819,624
Other Financial Instruments:
Written Options	($1,360)	($1,360)	—	—

Blue Chip Growth Trust
Common stocks
Consumer discretionary	$412,139,674	$408,342,387	$3,797,287	—
Consumer staples	43,958,588	43,958,588	—	—
Energy	43,147,352	43,147,352	—	—
Financials	134,512,962	134,512,962	—	—
Health care	402,471,291	402,471,291	—	—
Industrials	243,860,233	243,860,233	—	—
Information technology	397,689,131	379,336,126	18,353,005	—
Materials	68,276,170	68,276,170	—	—
Telecommunication services	4,083,295	—	4,083,295	—
Securities lending collateral	13,004,817	13,004,817	—	—
Short-term investments	6,617,323	6,617,323	—	—
Total Investments in Securities	$1,769,760,836	$1,743,527,249	$26,233,587	—

Capital Appreciation Trust
Common stocks
Consumer discretionary	$273,724,899	$247,662,203	$26,062,696	—
Consumer staples	41,763,106	41,763,106	—	—
Energy	35,385,549	35,385,549	—	—
Financials	39,273,876	39,273,876	—	—
Health care	207,380,267	207,380,267	—	—
Industrials	66,721,625	66,721,625	—	—
Information technology	344,652,148	343,922,205	729,943	—
Materials	19,163,824	19,163,824	—	—
Securities lending collateral	14,246,828	14,246,828	—	—
Total Investments in Securities	$1,042,312,122	$1,015,519,483	$26,792,639	—

Capital Appreciation Value Trust
Common stocks
Consumer discretionary	$28,132,601	$28,132,601	—	—
Consumer staples	11,440,390	11,440,390	—	—
Energy	10,204,505	10,204,505	—	—
Financials	42,008,293	36,732,490	$5,275,803	—
Health care	58,517,921	58,517,921	—	—
Industrials	40,009,856	40,009,856	—	—

151

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Appreciation Value Trust (continued)
Information technology	$29,170,813	$29,170,813	—	—
Materials	2,308,500	2,308,500	—	—
Telecommunication services	1,129,752	1,129,752	—	—
Utilities	9,595,596	9,595,596	—	—
Preferred securities	3,072,204	3,072,204
U.S. Government and Agency obligations	7,045,558	—	$7,045,558	—
Corporate bonds	64,984,472	—	64,984,472	—
Convertible bonds	1,213,618	—	1,213,618	—
Term loans	19,560,499	—	19,560,499	—
Asset backed securities	1,816,767	—	1,816,767	—
Short-term investments	36,759,089	35,344,089	1,415,000	—
Total Investments in Securities	$366,970,434	$265,658,717	$101,311,717	—
Other Financial Instruments:
Futures	$170,968	$170,968	—	—
Forward Foreign Currency Contracts	$4,683	—	$4,683	—
Written Options	($2,610,573)	($113,416)	($2,497,157)	—

Core Strategy Trust
Common stocks
Consumer discretionary	$703	—	—	$703
Consumer staples	15,082	$14,285	$797	—
Health care	685	—	—	685
Industrials	66	—	—	66
Materials	1	—	1	—
Investment companies	3,951,116,812	3,951,116,812	—	—
Total Investments in Securities	$3,951,133,349	$3,951,131,097	$798	$1,454

Emerging Markets Value Trust
Common stocks
Australia	$279,660	—	$279,660	—
Brazil	30,249,588	$9,017,059	21,232,529	—
Chile	16,223,275	6,978,044	9,245,231	—
China	103,873,360	13,428,866	89,976,735	$467,759
Colombia	2,474,507	2,474,507	—	—
Czech Republic	4,174,588	—	4,174,588	—
Greece	1,495,232	—	1,495,232	—
Hong Kong	30,786,447	1,844,506	28,504,553	437,388
Hungary	836,711	—	836,711	—
India	77,782,555	2,883,930	74,840,106	58,519
Indonesia	26,988,547	—	26,978,595	9,952
Malaysia	37,830,614	—	37,830,614	—
Mexico	45,413,570	45,331,183	11,941	70,446
Philippines	11,217,116	—	11,216,984	132
Poland	18,185,061	—	18,185,061	—
Russia	18,175,862	—	18,175,862	—
South Africa	70,595,837	11,368,519	59,208,817	18,501
South Korea	122,116,469	33,649,809	88,224,237	242,423
Spain	5,442,697	5,442,697	—	—
Taiwan	131,325,525	4,497,667	126,796,414	31,444
Thailand	25,556,124	—	25,556,124	—
Turkey	18,108,828	—	18,103,894	4,934
Ukraine	207,282	—	207,282	—
Preferred securities
Brazil	24,428,228	7,381,003	17,047,225	—
Colombia	803,181	803,181	—	—
Rights	32,303	5,748	26,555	—
Warrants	11,545	11,545	—	—
Securities lending collateral	47,610,239	47,610,239	—	—
Short-term investments	494,117	494,117	—	—
Total Investments in Securities	$872,719,068	$193,222,620	$678,154,950	$1,341,498

152

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Equity-Income Trust
Common stocks
Consumer discretionary	$235,175,109	$229,354,026	$5,821,083	—
Consumer staples	84,115,600	84,115,600	—	—
Energy	243,809,993	243,809,993	—	—
Financials	384,151,062	384,151,062	—	—
Health care	130,925,158	121,804,697	9,120,461	—
Industrials	260,529,997	260,529,997	—	—
Information technology	225,448,011	206,741,469	—	$18,706,542
Materials	99,264,425	99,264,425	—	—
Telecommunication services	70,322,567	55,098,842	15,223,725	—
Utilities	127,535,384	127,535,384	—	—
Securities lending collateral	23,632,699	23,632,699	—	—
Short-term investments	124,457,077	124,457,077	—	—
Total Investments in Securities	$2,009,367,082	$1,960,495,271	$30,165,269	$18,706,542

Financial Industries Trust
Common stocks
Financials	$172,824,790	$155,511,628	$14,074,059	$3,239,103
Information technology	2,081,606	2,081,606	—	—
Warrants	840,938	840,938	—	—
Short-term investments	326,000	—	326,000	—
Total Investments in Securities	$176,073,334	$158,434,172	$14,400,059	$3,239,103

Fundamental All Cap Core Trust
Common stocks
Consumer discretionary	$417,607,831	$387,824,590	$29,783,241	—
Consumer staples	36,622,525	13,838,661	22,783,864	—
Energy	57,504,821	57,504,821	—	—
Financials	442,407,248	442,407,248	—	—
Health care	94,697,586	94,697,586	—	—
Industrials	97,741,249	97,741,249	—	—
Information technology	427,860,288	427,860,288	—	—
Materials	70,051,630	70,051,630	—	—
Short-term investments	12,253,000	—	12,253,000	—
Total Investments in Securities	$1,656,746,178	$1,591,926,073	$64,820,105	—

Fundamental Large Cap Value Trust
Common stocks
Consumer discretionary	$225,101,717	$183,159,329	$41,942,388	—
Consumer staples	182,366,973	95,634,917	86,732,056	—
Energy	188,717,068	188,717,068	—	—
Financials	609,205,631	609,205,631	—	—
Health care	113,054,816	113,054,816	—	—
Industrials	164,055,537	164,055,537	—	—
Information technology	239,453,814	201,757,453	37,696,361	—
Materials	67,375,611	67,375,611	—	—
Short-term investments	3,336,000	—	3,336,000	—
Total Investments in Securities	$1,792,667,167	$1,622,960,362	$169,706,805	—

Global Trust
Common stocks
Brazil	$4,048,550	$4,048,550	—	—
Canada	14,602,375	14,602,375	—	—
China	10,946,623	3,748,046	$7,198,577	—
Denmark	4,282,326	—	4,282,326	—
France	62,237,177	—	62,237,177	—
Germany	40,247,163	—	40,247,163	—
Hong Kong	8,344,873	—	8,344,873	—
Ireland	12,437,446	—	12,437,446	—
Israel	15,499,520	15,499,520	—	—
Italy	15,074,696	—	15,074,696	—

153

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Trust (continued)
Japan	$19,718,207	—	$19,718,207	—
Netherlands	37,450,341	—	37,450,341	—
Portugal	6,247,115	—	6,247,115	—
Russia	6,006,231	$197,091	5,809,140	—
Singapore	13,296,947	—	13,296,947	—
South Korea	30,995,132	7,750,121	23,245,011	—
Spain	9,389,273	—	9,389,273	—
Sweden	12,597,760	—	12,597,760	—
Switzerland	28,053,940	—	28,053,940	—
Thailand	1,730,952	—	1,730,952	—
Turkey	9,672,566	9,672,566	—	—
United Kingdom	78,154,507	5,958,406	72,196,101	—
United States	251,547,716	249,090,060	2,457,656	—
Securities lending collateral	37,400,572	37,400,572	—	—
Short-term investments	19,000,000	—	19,000,000	—
Total Investments in Securities	$748,982,008	$347,967,307	$401,014,701	—

Health Sciences Trust
Common stocks
Consumer staples	$7,614,596	$6,578,362	$1,036,234	—
Health care	310,303,012	299,123,949	11,155,391	$23,672
Industrials	9,226,861	9,226,861	—	—
Information technology	4,364,724	4,364,724	—	—
Preferred securities	364,670	—	—	364,670
Convertible bonds	54,474	—	54,474	—
Rights	16,730	16,730	—	—
Warrants	5,471	—	5,471	—
Short-term investments	4,402,044	4,402,044	—	—
Total Investments in Securities	$336,352,582	$323,712,670	$12,251,570	$388,342
Other Financial Instruments:
Written Options	($15,990)	($15,990)	—	—

International Core Trust
Common stocks
Australia	$502,458	—	$502,458	—
Austria	2,963,261	—	2,963,261	—
Belgium	7,157,373	—	7,157,373	—
Bermuda	211,150	—	211,150	—
Canada	3,309,503	$3,309,503	—	—
Denmark	8,215,142	—	8,215,142	—
Finland	8,954,353	—	8,954,353	—
France	130,741,536	—	130,741,536	—
Germany	96,132,896	—	96,132,896	—
Hong Kong	11,971,641	—	11,971,641	—
Ireland	5,748,398	—	5,748,398	—
Israel	4,168,514	2,129,247	2,039,267	—
Italy	33,126,285	—	33,126,285	—
Japan	156,619,245	—	156,619,245	—
Luxembourg	1,466,107	—	1,466,107	—
Netherlands	46,117,628	—	46,117,628	—
New Zealand	214,438	—	214,438	—
Norway	12,467,709	—	12,467,709	—
Portugal	2,956,519	—	2,956,519	—
Singapore	1,350,129	—	1,350,129	—
Spain	40,603,866	—	40,603,866	—
Sweden	15,297,975	—	15,297,975	—
Switzerland	14,729,668	—	14,729,668	—
United Kingdom	83,508,913	—	83,508,913	—
United States	9,095,186	9,095,186	—	—
Preferred securities	15,252,167	—	15,252,167	—
Rights	115,597	115,597	—	—

154

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Core Trust (continued)
Securities lending collateral	$4,278,299	$4,278,299	—	—
Short-term investments	14,045,252	14,045,252	—	—
Total Investments in Securities	$731,321,208	$32,973,084	$698,348,124	—

International Equity Index Trust B
Common stocks
Australia	$33,368,779	—	$33,368,779	—
Austria	826,097	—	826,097	—
Belgium	5,752,157	—	5,752,157	—
Bermuda	157,782	—	157,782	—
Brazil	7,248,273	$618,023	6,630,250	—
Canada	44,374,721	44,374,721	—	—
Chile	1,623,249	1,472,394	150,855	—
China	21,409,746	—	21,409,746	—
Colombia	1,094,710	1,094,710	—	—
Czech Republic	340,962	—	340,962	—
Denmark	6,630,805	—	6,630,805	—
Egypt	87,362	—	87,362	—
Finland	4,055,660	—	4,055,660	—
France	41,146,032	—	41,146,032	—
Germany	36,807,624	—	36,807,624	—
Greece	498,097	—	498,097	—
Guernsey, Channel Islands	277,726	—	277,726	—
Hong Kong	19,167,305	—	19,167,305	—
Hungary	198,294	—	198,294	—
India	8,883,589	6,068,058	2,815,531	—
Indonesia	3,649,097	8,096	3,641,001	—
Ireland	3,694,851	136,910	3,557,941	—
Israel	2,595,841	—	2,595,841	—
Italy	8,803,925	—	8,803,925	—
Japan	92,125,448	—	92,125,448	—
Jersey, Channel Islands	234,967	—	234,967	—
Luxembourg	1,572,707	—	1,572,707	—
Macau	695,264	—	695,264	—
Malaysia	4,722,181	—	4,722,181	—
Mexico	6,506,260	6,417,075	89,185	—
Netherlands	16,600,969	—	16,600,969	—
New Zealand	372,059	—	372,059	—
Norway	2,549,019	—	2,549,019	—
Peru	514,068	514,068	—	—
Philippines	1,142,035	—	1,142,035	—
Poland	1,907,384	—	1,907,384	—
Portugal	473,274	—	473,274	—
Russia	4,360,863	2,696,522	1,664,341	—
Singapore	6,760,566	—	6,760,566	—
South Africa	10,392,005	—	10,390,604	$1,401
South Korea	17,965,244	223,981	17,741,263	—
Spain	14,788,739	—	14,788,739	—
Sweden	13,441,917	—	13,441,917	—
Switzerland	43,069,680	—	43,069,680	—
Taiwan	13,576,885	—	13,576,885	—
Thailand	2,919,082	—	2,919,082	—
Turkey	2,434,732	—	2,434,732	—
United Kingdom	81,319,721	172,952	81,146,769	—
United States	3,038,207	2,733,661	304,546	—
Preferred securities	8,271,338	—	8,271,338	—
Rights	38,631	37,770	861	—
Securities lending collateral	20,464,335	20,464,335	—	—
Short-term investments	10,884,963	—	10,884,963	—
Total Investments in Securities	$635,835,227	$87,033,276	$548,800,550	$1,401
Other Financial Instruments:
Futures	$88,701	$88,701	—	—

155

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Growth Stock Trust
Common stocks
Australia	$18,487,386	—	$18,487,386	—
Belgium	7,890,722	—	7,890,722	—
Brazil	20,762,902	$9,362,851	11,400,051	—
Canada	36,611,389	36,611,389	—	—
China	25,843,552	9,816,388	16,027,164	—
Denmark	10,451,177	—	10,451,177	—
France	14,534,040	—	14,534,040	—
Germany	38,548,411	—	38,548,411	—
Hong Kong	16,448,810	—	16,448,810	—
Ireland	4,836,732	—	4,836,732	—
Israel	11,747,050	11,747,050	—	—
Japan	38,703,759	—	38,703,759	—
Mexico	9,807,892	9,807,892	—	—
Netherlands	6,712,304	—	6,712,304	—
Singapore	24,413,631	10,809,603	13,604,028	—
South Korea	13,441,592	—	13,441,592	—
Spain	5,392,422	—	5,392,422	—
Sweden	12,606,875	—	12,606,875	—
Switzerland	40,529,715	—	40,529,715	—
Taiwan	9,515,818	—	9,515,818	—
Thailand	6,147,153	—	6,147,153	—
Turkey	6,006,835	—	6,006,835	—
United Kingdom	88,328,861	—	88,328,861	—
Short-term investments	32,236,314	32,236,314	—	—
Total Investments in Securities	$500,005,342	$120,391,487	$379,613,855	—

International Small Company Trust
Common stocks
Australia	$6,279,198	$36,860	$6,237,465	$4,873
Austria	1,109,178	—	1,109,178	—
Bahamas	10,101	—	10,101	—
Belgium	1,423,643	—	1,423,643	—
Bermuda	591,274	—	591,274	—
Cambodia	84,750	—	84,750	—
Canada	9,335,053	9,329,788	4,635	630
Cayman Islands	11,642	11,642	—	—
China	53,544	22,164	31,380	—
Cyprus	35,055	—	35,055	—
Denmark	2,026,123	—	2,026,123	—
Faroe Islands	48,980	—	48,980	—
Finland	2,111,674	—	2,111,674	—
France	4,061,274	—	4,061,274	—
Gabon	7,162	—	7,162	—
Germany	5,302,811	—	5,302,811	—
Gibraltar	111,060	—	111,060	—
Greece	164	—	—	164
Guernsey, Channel Islands	5,975	1,041	4,934	—
Hong Kong	3,236,256	—	3,217,026	19,230
India	23,693	—	23,693	—
Ireland	1,686,457	118,687	1,567,770	—
Isle of Man	20,516	—	20,516	—
Israel	715,776	24,362	691,414	—
Italy	3,600,097	—	3,600,097	—
Japan	23,157,391	—	23,157,391	—
Jersey, Channel Islands	103,787	—	103,787	—
Liechtenstein	88,439	—	88,439	—
Luxembourg	480,916	—	480,916	—
Malta	85,540	—	85,540	—
Mongolia	1,533	—	1,533	—
Netherlands	2,190,364	—	2,190,364	—

156

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Small Company Trust (continued)
New Zealand	$1,307,178	—	$1,307,178	—
Norway	1,007,247	—	1,007,247	—
Peru	16,467	—	16,467	—
Portugal	517,984	—	517,984	—
Republic of Georgia	8,106	—	8,106	—
Singapore	1,183,881	—	1,183,881	—
South Africa	11,375	—	11,375	—
Spain	1,939,743	—	1,939,743	—
Sweden	3,570,778	—	3,570,778	—
Switzerland	4,662,522	$46,616	4,615,906	—
United Arab Emirates	61,966	—	61,966	—
United Kingdom	20,428,115	15,958	20,411,274	$883
United States	256,747	83,367	173,380	—
Rights	17,120	17,012	108	—
Securities lending collateral	1,558,476	1,558,476	—	—
Short-term investments	698,811	698,811	—	—
Total Investments in Securities	$105,245,942	$11,964,784	$93,255,378	$25,780

International Value Trust
Common stocks
Belgium	$5,641,217	—	$5,641,217	—
Brazil	9,166,225	$2,804,024	6,362,201	—
Canada	62,627,123	62,627,123	—	—
China	57,396,970	12,665,671	44,731,299	—
Denmark	4,236,819	—	4,236,819	—
France	106,124,679	—	106,124,679	—
Germany	85,607,268	—	85,607,268	—
Hong Kong	42,060,311	—	42,060,311	—
India	6,658,742	—	6,658,742	—
Ireland	8,812,423	—	8,812,423	—
Israel	17,303,321	17,303,321	—	—
Italy	30,259,284	—	30,259,284	—
Japan	52,135,629	—	52,135,629	—
Netherlands	69,750,871	—	69,750,871	—
Norway	8,330,851	—	8,330,851	—
Russia	3,683,869	3,683,869	—	—
Singapore	7,658,428	—	7,658,428	—
South Korea	143,190,560	24,672,724	118,517,836	—
Spain	10,315,476	—	10,315,476	—
Sweden	6,292,052	—	6,292,052	—
Switzerland	74,106,467	—	74,106,467	—
Thailand	4,944,402	—	4,944,402	—
United Arab Emirates	4,356,583	—	4,356,583	—
United Kingdom	166,358,506	8,807,668	157,550,838	—
United States	293,540	293,540	—	—
Securities lending collateral	24,510,658	24,510,658	—	—
Short-term investments	47,000,000	—	47,000,000	—
Total Investments in Securities	$1,058,822,274	$157,368,598	$901,453,676	—

Mid Cap Stock Trust
Common stocks
Consumer discretionary	$205,911,967	$198,058,607	$7,081,091	$772,269
Consumer staples	21,276,972	21,276,972	—	—
Energy	21,782,825	21,782,825	—	—
Financials	56,026,117	41,115,959	14,607,140	303,018
Health care	127,315,822	115,746,890	11,568,932	—
Industrials	134,881,489	134,881,489	—	—
Information technology	177,078,219	173,236,992	3,841,227	—
Materials	30,355,876	30,355,876	—	—
Preferred securities	64,047,479	—	—	64,047,479
Warrants	193,331	193,331	—	—

157

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mid Cap Stock Trust (continued)
Securities lending collateral	$76,863,176	$76,863,176	—	—
Short-term investments	11,100,000	—	$11,100,000	—
Total Investments in Securities	$926,833,273	$813,512,117	$48,198,390	$65,122,766

Mid Value Trust
Common stocks
Consumer discretionary	$91,417,634	$89,630,405	$1,787,229	—
Consumer staples	74,993,941	74,993,941	—	—
Energy	60,836,155	60,836,155	—	—
Financials	251,759,450	250,806,679	952,771	—
Health care	86,316,285	86,316,285	—	—
Industrials	93,379,004	93,379,004	—	—
Information technology	35,915,769	35,915,769	—	—
Materials	63,967,550	61,043,235	2,924,315	—
Telecommunication services	6,654,284	6,654,284	—	—
Utilities	49,628,262	49,628,262	—	—
Convertible bonds	3,390,431	—	3,390,431	—
Securities lending collateral	18,186,424	18,186,424	—	—
Short-term investments	77,065,223	77,065,223	—	—
Total Investments in Securities	$913,510,412	$904,455,666	$9,054,746	—

Mutual Shares Trust
Common stocks
Consumer discretionary	$59,850,618	$49,091,748	$10,758,870	—
Consumer staples	68,182,097	52,139,611	16,042,486	—
Energy	49,704,897	33,924,943	15,779,954	—
Financials	126,641,713	104,266,227	17,792,895	$4,582,591
Health care	73,380,256	73,380,256	—	—
Industrials	24,615,722	16,161,566	8,454,156	—
Information technology	69,187,193	65,140,440	4,046,753	—
Materials	24,523,845	18,551,211	5,972,634	—
Telecommunication services	11,226,251	—	11,226,251	—
Utilities	4,575,948	4,575,948	—	—
Corporate bonds	18,248,624	—	18,248,624	—
Term loans	23,746,484	—	23,746,484	—
Municipal bonds	1,780,020	—	1,780,020	—
Preferred securities	3,758,783	—	3,758,783	—
Securities lending collateral	4,543,311	4,543,311	—	—
Short-term investments	32,998,531	—	32,998,531	—
Total Investments in Securities	$596,964,293	$421,775,261	$170,606,441	$4,582,591
Other Financial Instruments:
Forward Foreign Currency Contracts	$4,425,898	—	$4,425,898	—

Science & Technology Trust
Common stocks
Consumer discretionary	$56,242,654	$56,242,654	—	—
Financials	553,066	553,066	—	—
Health care	15,250,372	15,250,372	—	—
Industrials	6,492,913	3,444,470	$3,048,443	—
Information technology	367,611,703	345,157,844	14,755,295	$7,698,564
Telecommunication services	19,113,273	8,953,558	10,159,715	—
Preferred securities	2,910,341	—	—	2,910,341
Securities lending collateral	16,030,644	16,030,644	—	—
Short-term investments	24,554,928	16,624,928	7,930,000	—
Total Investments in Securities	$508,759,894	$462,257,536	$35,893,453	$10,608,905

Small Cap Growth Trust
Common stocks
Consumer discretionary	$71,192,268	$68,150,885	$3,041,383	—
Consumer staples	7,037,384	7,037,384	—	—
Energy	8,434,732	8,434,732	—	—

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	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small Cap Growth Trust (continued)
Financials	$38,946,599	$38,946,599	—	—
Health care	88,140,101	88,140,101	—	—
Industrials	110,484,937	110,484,937	—	—
Information technology	123,788,954	123,230,052	—	$558,902
Materials	21,889,645	21,889,645	—	—
Preferred securities	25,216,219	—	$13,361,440	11,854,779
Securities lending collateral	45,505,495	45,505,495	—	—
Short-term investments	4,600,000	—	4,600,000	—
Total Investments in Securities	$545,236,334	$511,819,830	$21,002,823	$12,413,681

Small Cap Index Trust
Common stocks
Consumer discretionary	$59,942,406	$59,942,406	—	—
Consumer staples	14,331,037	14,331,037	—	—
Energy	15,274,976	15,274,976	—	—
Financials	105,469,128	105,469,128	—	—
Health care	63,939,368	63,914,949	—	$24,419
Industrials	60,427,033	60,427,033	—	—
Information technology	79,008,628	79,008,628	—	—
Materials	19,993,003	19,993,003	—	—
Telecommunication services	3,436,011	3,400,167	—	35,844
Utilities	15,384,271	15,384,271	—	—
Rights	513	513	—	—
Warrants	1,161	—	$1,161	—
Securities lending collateral	37,598,889	37,598,889	—	—
Short-term investments	11,183,000	—	11,183,000	—
Total Investments in Securities	$485,989,424	$474,745,000	$11,184,161	$60,263
Other Financial Instruments:
Futures	$423,203	$423,203	—	—

Small Cap Opportunities Trust
Common stocks
Consumer discretionary	$38,508,157	$38,508,157	—	—
Consumer staples	6,372,726	6,372,726	—	—
Energy	16,185,393	16,185,393	—	—
Financials	64,584,653	64,583,932	—	$721
Health care	29,393,151	29,383,285	—	9,866
Industrials	50,586,956	50,586,956	—	—
Information technology	49,263,456	49,263,456	—	—
Materials	18,460,591	18,460,591	—	—
Telecommunication services	2,502,428	2,482,134	—	20,294
Utilities	2,814,101	2,814,101	—	—
Warrants	38	—	$38	—
Securities lending collateral	8,832,362	8,832,362	—	—
Short-term investments	2,104,466	2,104,466	—	—
Total Investments in Securities	$289,608,478	$289,577,559	$38	$30,881

Small Cap Value Trust
Common stocks
Consumer discretionary	$62,307,021	$62,307,021	—	—
Consumer staples	31,699,754	18,371,097	$13,328,657	—
Energy	42,041,656	42,041,656	—	—
Financials	140,714,541	140,714,541	—	—
Health care	87,898,164	87,898,164	—	—
Industrials	167,872,292	167,872,292	—	—
Information technology	85,088,248	85,088,248	—	—
Materials	52,200,421	52,200,421	—	—
Utilities	21,825,240	21,825,240	—	—
Securities lending collateral	22,499,450	22,499,450	—	—
Short-term investments	32,600,000	—	32,600,000	—
Total Investments in Securities	$746,746,787	$700,818,130	$45,928,657	—

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	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Strategic Equity Allocation Trust
Common stocks
Consumer discretionary	$1,321,793,818	$948,396,535	$373,397,283	—
Consumer staples	1,014,692,374	672,332,155	342,360,219	—
Energy	769,270,202	591,236,146	178,034,056	—
Financials	2,168,795,371	1,360,142,129	808,653,242	—
Health care	1,404,700,936	1,058,589,837	346,087,889	$23,210
Industrials	1,241,400,886	849,038,312	392,362,574	—
Information technology	1,630,090,735	1,479,952,317	150,138,418	—
Materials	518,625,183	282,409,341	236,215,842	—
Telecommunication services	308,303,868	151,610,175	156,651,697	41,996
Utilities	382,986,157	262,039,497	120,946,660	—
Preferred securities	18,246,694	—	18,246,694	—
Rights	416,099	366,987	49,112	—
Warrants	81,525	81,525	—	—
Securities lending collateral	118,813,433	118,813,433	—	—
Short-term investments	336,542,000	—	336,542,000	—
Total Investments in Securities	$11,234,759,281	$7,775,008,389	$3,459,685,686	$65,206
Other Financial Instruments:
Futures	($261,277)	($261,277)	—	—

Total Stock Market Index Trust
Common stocks
Consumer discretionary	$76,226,606	$76,223,434	$3,117	$55
Consumer staples	51,641,507	51,641,507	—	—
Energy	51,560,516	51,560,269	—	247
Financials	103,332,356	103,331,898	—	458
Health care	75,160,494	75,154,795	—	5,699
Industrials	62,067,586	62,067,586	—	—
Information technology	108,176,116	108,176,111	—	5
Materials	19,705,558	19,705,558	—	—
Telecommunication services	11,579,920	11,574,789	—	5,131
Utilities	17,589,623	17,589,623	—	—
Corporate bonds	2,688	—	2,688	—
Rights	3,800	3,800	—	—
Warrants	496	462	34	—
Securities lending collateral	8,651,472	8,651,472	—	—
Short-term investments	26,809,000	—	26,809,000	—
Total Investments in Securities	$612,507,738	$585,681,304	$26,814,839	$11,595
Other Financial Instruments:
Futures	$466,171	$466,171	—	—

Utilities Trust
Common stocks
Consumer discretionary	$51,473,991	$43,600,355	$7,873,636	—
Energy	84,786,276	84,786,276	—	—
Financials	6,510,755	6,510,755	—	—
Information technology	2,002,527	—	2,002,527	—
Telecommunication services	59,130,171	17,493,127	41,637,044	—
Utilities	247,507,969	172,935,553	74,572,416	—
Preferred securities
Telecommunication services	5,088,829	3,755,613	1,333,216	—
Utilities	30,788,202	28,489,800	2,298,402	—
Corporate bonds	562,820	—	562,820	—
Securities lending collateral	25,428,883	25,428,883	—	—
Short-term investments	7,312,996	—	7,312,996	—
Total Investments in Securities	$520,593,419	$383,000,362	$137,593,057	—
Other Financial Instruments:
Forward Foreign Currency Contracts	$2,086,498	—	$2,086,498	—

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	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Value Trust
Common stocks
Consumer discretionary	$65,339,284	$65,339,284	—	—
Consumer staples	17,642,166	17,642,166	—	—
Energy	30,800,478	18,349,051	$12,451,427	—
Financials	182,002,041	182,002,041	—	—
Health care	78,604,616	78,604,616	—	—
Industrials	126,963,125	126,963,125	—	—
Information technology	85,411,660	85,411,660	—	—
Materials	28,929,321	28,929,321	—	—
Telecommunication services	16,145,581	16,145,581	—	—
Utilities	20,830,228	20,830,228	—	—
Short-term investments	18,715,458	18,715,458	—	—
Total Investments in Securities	$671,383,958	$658,932,531	$12,451,427	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities. In addition, securities were transferred from Level 3 since observable market data became available due to the increased market activity of these securities.

Alpha Opportunities Trust
	Common Stock	Preferred Securities	Total
Balance as of 12-31-13	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	—	$3,366,991	$3,366,991
Purchases	$146,454	8,306,179	8,452,633
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 12-31-14	$146,454	$11,673,170	$11,819,624
Change in unrealized at period end*	—	$3,366,991	$3,366,991

Financial Industries Trust
Financials
Balance as of 12-31-13	$3,250,272
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(11,169)
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 12-31-14	$3,239,103
Change in unrealized at period end*	($11,169)

Mid Cap Stock Trust
	Common Stock	Preferred Securities	Total
Balance as of 12-31-13	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	—	$14,344,846	$14,344,846
Purchases	$1,075,287	49,702,633	50,777,920
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 12-31-14	$1,075,287	$64,047,479	$65,122,766
Change in unrealized at period end*	—	$14,344,846	$14,344,846

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Science & Technology Trust
	Consumer Discretionary	Consumer Staples	Information Technology	Total
Balance as of 12-31-13	—	$167,370	$8,163,248	$8,330,618
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation	—	—	1,555,583	1,555,583
depreciation)	—	—	—	—
Purchases	$377,484	—	983,689	1,361,173
Sales	—	(167,370)	—	(167,370)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	(471,099)	(471,099)
Balance as of 12-31-14	$377,484	—	$10,231,421	$10,608,905
Change in unrealized at period end*	—	—	$1,555,583	$1,555,583

Small Cap Growth Trust
	Common Stocks	Preferred Securities	Total
Balance as of 12-31-13	$938,340	$3,746,058	$4,684,398
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(379,438)	2,882,402	$2,502,964
Purchases	—	7,552,544	$7,552,544
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(2,326,225)	($2,326,225)
Balance as of 12-31-14	$558,902	$11,854,779	$12,413,681
Change in unrealized at period end*	($379,438)	$2,882,402	$2,502,964

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Statements of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the portfolios’ Level 3 securities are outlined in the table below:

Alpha Opportunities Trust	Fair Value at 12-31-14	Valuation Technique	Unobservable Inputs	Input/ Range
Common Stock	$146,454	Market Approach	Prior / recent transactions	$16.65–$27.06 (weighted average $24.04)

Preferred Securities	$779,392	Market Approach	Pending transaction	18.91
			Deal closing risk discount	20%

	$2,325,526	Market Approach	EV to revenue multiple	1.25x–15.94x (weighted average 8.51x)
			Discount for lack of marketability	7.5%–25% (weighted average 11.97%)

	$8,568,252	Market Approach	Prior / recent transactions	$1.80–$33.32 (weighted average $26.22)
	$11,673,170

Total	$11,819,624

Financial Industries Trust	Fair Value at 12-31-14	Valuation Technique	Unobservable Inputs	Input/ Range
Common Stock	$3,239,103	Market Approach	Pending transaction	$7,187.77
			Discount for lack of marketability	7.65%
			Deal closing risk discount	5%

Total	$3,239,103

Mid Cap Stock Trust	Fair Value at 12-31-14	Valuation Technique	Unobservable Inputs	Input/ Range
Common Stock	$1,075,287	Market Approach	Prior / recent transactions	$16.65–$27.06 (weighted average $24.12)

Preferred Securities	$4,491,979	Market Approach	EV to revenue multiple	1.52x
			Discount for lack of marketability	17.5%
			Allocated using OPM—Volatility	40%

	$15,392,009	Market Approach	EV to revenue multiple	1.25x–12.33x (weighted average 7.78x)
			Discount for lack of marketability	7.5%–25% (weighted average 12.12%)

	$5,408,158	Market Approach	Pending Transaction	18.91
			Deal closing risk discount	20%

	$38,755,333	Market Approach	Prior / recent transactions	$1.80–$33.32 (weighted average $24.49)
	$64,047,479

Total	$65,122,766

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Science & Technology Trust	Fair Value at 12-31-14	Valuation Technique	Unobservable Inputs	Input/ Range
Common Stock	$946,612	Market Approach	EV to revenue multiple	10.46x–15.94x (weighted average 11.28x)
			Discount for lack of marketability	10%–25% (weighted average 22.75%)

	$6,751,952	Market Approach	Prior / recent transactions	13.75
			Interest rate	5.75%
	$7,698,564

Preferred Securities	$1,876,518	Market Approach	EV to revenue multiple	15.94x
			Discount for lack of marketability	10%

	$1,033,823	Market Approach	Prior / recent transactions	$30.92–$119.76 (weighted average $63.36)
	$2,910,341

Total	$10,608,905

Small Cap Growth Trust	Fair Value at 12-31-14	Valuation Technique	Unobservable Inputs	Input/ Range
Common Stock	$558,902	Market Approach	EV to revenue multiple	3.46x
			Probability-weighted expected price	$2.39
			Implied discount rate at time of purchase	37%

Preferred Securities	$4,835,008	Market Approach	EV to revenue multiple	7.82x–12.33x (weighted average 10.64x)
			Discount for lack of marketability	7.5%–10% (weighted average 9.14%)

	$2,006,034	Market Approach	EV to revenue multiple	3.46x
			Probability-weighted expected price	$2.39
			Implied discount rate at time of purchase	37%

	$5,013,737	Market Approach	Prior / recent transactions	$13.40–$30.92 (weighted average $22.61)
	$11,854,779

Total	$12,413,681

A change to unobservable inputs of the fund’s Level 3 securities may result in changes to the fair value measurement, as follows:

Unobservable Input	Impact to Valuation if input increases	Impact to Valuation if input decreases
Allocated using Options Pricing Method (OPM) — Volatility	Increase	Decrease
Discount for lack of marketability	Decrease	Increase
Enterprise value (“EV”) to revenue multiple	Increase	Decrease
Implied discount rate at time of purchase	Decrease	Increase
Interest rate	Increase	Decrease
Pending transactions	Increase	Decrease
Prior / recent transactions	Increase	Decrease
Probability-weighted expected price	Increase	Decrease
Deal closing risk discount	Decrease	Increase

Repurchase agreements.  The portfolios may enter into repurchase agreements. When a portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by the portfolio’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolio. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by a portfolio for repurchase agreements is disclosed in the Portfolio of investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans).  Certain portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the portfolio’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. A portfolio may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes

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coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolios become aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts.  Certain portfolios may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the portfolio will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending.  The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their collateral in JHCIT, an affiliate of the portfolio, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios may receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statements of Operations.

Obligations to repay collateral received by the portfolios is shown on the Statements of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Portfolios investing in a single country or in a limited geographic region tend to be riskier than portfolios that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The portfolios may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the portfolios invest. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit.  The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the portfolios and other affiliated portfolios have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio on a pro rata basis and is reflected in other expenses on the Statements of operations. Commitment fees for the year ended December 31, 2014 were as follows:

Portfolio	Commitment Fee
500 Index Trust B	$1,565
All Cap Core Trust	580
Alpha Opportunities Trust	743
American Asset Allocation Trust	1,061
American Global Growth Trust	507
American Growth Trust	826
American Growth-Income Trust	907
American International Trust	677
American New World Trust	481
Blue Chip Growth Trust	1,088
Capital Appreciation Trust	827
Capital Appreciation Value Trust	577
Core Strategy Trust	2,791
Emerging Markets Value Trust	788
Equity-Income Trust	1,161
Financial Industries Trust	516
Franklin Templeton Founding Allocation Trust	926
Fundamental All Cap Core Trust	$1,028
Fundamental Large Cap Value Trust	1,008
Global Trust	682
Health Sciences Trust	558
International Core Trust	737
International Equity Index Trust B	688
International Growth Stock Trust	643
International Small Company Trust	$494
International Value Trust	867
Lifestyle Aggressive PS Series	583
Lifestyle Balanced PS Series	790
Lifestyle Conservative PS Series	519
Lifestyle Growth PS Series	1,076
Lifestyle Moderate PS Series	566
Mid Cap Index Trust	751
Mid Cap Stock Trust	770
Mid Value Trust	785

164

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Commitment Fee
Mutual Shares Trust	$684
Real Estate Securities Trust	591
Science & Technology Trust	619
Small Cap Growth Trust	644
Small Cap Index Trust	609
Small Cap Opportunities Trust	686
Small Cap Value Trust	712
Small Company Growth Trust	$507
Small Company Value Trust	587
Strategic Equity Allocation Trust	4,505
Total Stock Market Index Trust	655
U.S. Equity Trust	757
Utilities Trust	633
Value Trust	681

For the year ended December 31, 2014, the portfolios had no borrowings under the line of credit.

Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class.

Federal income taxes.  The portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of December 31, 2014, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. Availability of a certain amount of the loss carryforwards, which were acquired in mergers, may be limited in a given year. The following table details the capital loss carryforward available as of December 31, 2014:

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31				NO EXPIRATION DATE
Portfolio	2015	2016	2017	2018	Short Term	Long Term
All Cap Core Trust	—	$11,505,409	$212,244,607	—	—	—
American International Trust	—	—	3,108,508	$6,927,959	—	$60,595,990
Emerging Markets Value Trust	—	—	—	—	—	11,691,543
Franklin Templeton Founding Allocation Trust	—	—	35,829,837	43,590,851		42,859,001
Fundamental Large Cap Value Trust	—	9,264,064	188,786,900	—	—	—
Global Trust	—	117,946,970	8,409,554	12,321,700	$7,783,241	26,232,913
International Core Trust	—	—	28,179,504	20,744,500	—	—
International Equity Index Trust B	—	—	623,557	1,514,111	—	—
International Growth Stock Trust	$75,015,016	143,999,317	—	—	—	—
International Small Company Trust	—	185,579,361	157,081,665	6,569,935	—	—
International Value Trust	—	81,377,718	268,676,893	—	—	—
Real Estate Securities Trust	—	297,804,639	189,638,704	—	—	—
U.S. Equity Trust	—	—	31,393,463	—	—	—

As of December 31, 2014, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2014, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
500 Index B Trust	$2,052,824,599	$1,454,179,864	($31,491,442)	$1,422,688,422
All Cap Core Trust	333,769,741	32,846,486	(3,010,257)	29,836,229
Alpha Opportunities Trust	732,694,970	102,101,991	(26,581,299)	75,520,692
American Asset Allocation Trust	1,083,829,433	618,770,759	—	618,770,759
American Global Growth Trust	224,737,243	21,016,574	—	21,016,574
American Growth Trust	671,672,614	356,563,468	—	356,563,468
American Growth-Income Trust	821,666,920	427,853,387	—	427,853,387
American International Trust	530,653,066	75,883,457	—	75,883,457
American New World Trust	82,009,496	—	(11,248,677)	(11,248,677)
Blue Chip Growth Trust	1,063,524,346	723,809,179	(17,572,689)	706,236,490
Capital Appreciation Trust	724,321,967	327,392,617	(9,402,462)	317,990,155
Capital Appreciation Value Trust	323,124,734	47,352,903	(3,507,203)	43,845,700
Core Strategy Trust	3,791,449,975	180,091,778	(20,408,404)	159,683,374
Emerging Markets Value Trust	935,156,860	150,385,880	(212,823,672)	(62,437,792)

165

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Equity-Income Trust	$1,400,372,248	$658,287,839	($49,293,005)	$608,994,834
Financial Industries Trust	165,910,762	13,994,413	(3,831,841)	10,162,572
Franklin Templeton Founding Allocation Trust	1,037,049,450	220,507,805	—	220,507,805
Fundamental All Cap Core Trust	1,298,938,795	384,831,170	(27,023,787)	357,807,383
Fundamental Large Cap Value Trust	1,630,416,823	206,259,886	(44,009,542)	162,250,344
Global Trust	670,595,496	139,202,092	(60,815,580)	78,386,512
Health Sciences Trust	219,787,990	119,238,391	(2,673,799)	116,564,592
International Core Trust	775,196,991	34,495,176	(78,370,959)	(43,875,783)
International Equity Index Trust B	530,053,041	164,308,810	(58,526,624)	105,782,186
International Growth Stock Trust	430,186,656	85,910,195	(16,091,509)	69,818,686
International Small Company Trust	105,444,896	23,099,221	(23,298,175)	(198,954)
International Value Trust	1,095,415,141	106,123,655	(142,716,522)	(36,592,867)
Lifestyle Aggressive PS Series	21,672,318	451,662	(92,724)	358,938
Lifestyle Balanced PS Series	975,116,859	15,050,931	—	15,050,931
Lifestyle Conservative PS Series	196,226,122	644,707	—	644,707
Lifestyle Growth PS Series	1,888,234,368	34,377,114	—	34,377,114
Lifestyle Moderate PS Series	330,043,181	4,094,539	—	4,094,539
Mid Cap Index Trust	581,758,834	328,673,135	(18,767,793)	309,905,342
Mid Cap Stock Trust	842,288,673	110,883,278	(26,338,678)	84,544,600
Mid Value Trust	751,946,670	190,950,551	(29,386,809)	161,563,742
Mutual Shares Trust	467,824,597	158,434,800	(29,295,104)	129,139,696
Real Estate Securities Trust	406,216,551	45,616,020	(1,116,838)	44,499,182
Science & Technology Trust	445,586,184	73,172,585	(9,998,875)	63,173,710
Small Cap Growth Trust	473,174,699	83,899,859	(11,838,224)	72,061,635
Small Cap Index Trust	342,186,497	163,614,221	(19,811,294)	143,802,927
Small Cap Opportunities Trust	246,330,634	57,166,055	(13,888,211)	43,277,844
Small Cap Value Trust	544,162,959	212,255,204	(9,671,376)	202,583,828
Small Company Growth Trust	105,125,339	38,782,220	(3,756,138)	35,026,082
Small Company Value Trust	250,056,330	128,662,515	(11,304,473)	117,358,042
Strategic Equity Allocation Trust	8,985,953,862	2,535,308,967	(286,503,548)	2,248,805,419
Total Stock Market Index Trust	372,807,006	259,651,419	(19,950,687)	239,700,732
U.S. Equity Trust	689,730,233	148,608,029	(15,001,035)	133,606,994
Utilities Trust	487,276,331	56,650,416	(23,333,328)	33,317,088
Value Trust	551,887,801	130,969,190	(11,473,033)	119,496,157

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the year ended December 31, 2014 was as follows:

2014 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
500 Index Trust B	$62,883,936	$36,464,056	—	$99,347,992
All Cap Core Trust	3,487,773	—	—	3,487,773
Alpha Opportunities Trust	129,895,342	56,842,378	—	186,737,720
American Asset Allocation Trust	24,213,432	—	—	24,213,432
American Global Growth Trust	1,828,624	—	—	1,828,624
American Growth Trust	7,665,514	—	—	7,665,514
American Growth-Income Trust	10,944,856	—	—	10,944,856
American International Trust	5,754,964	—	—	5,754,964
American New World Trust	532,954	1,930,328	—	2,463,282
Blue Chip Growth Trust	—	71,177,300	—	71,177,300
Capital Appreciation Trust	750,289	114,495,896	—	115,246,185
Capital Appreciation Value Trust	12,683,126	32,700,707	—	45,383,833
Core Strategy Trust	92,881,214	9,280,836	—	102,162,050
Emerging Markets Value Trust	19,389,552	29,137,603	—	48,527,155
Equity-Income Trust	37,990,136	174,802,399	—	212,792,535
Financial Industries Trust	1,213,787	—	—	1,213,787
Franklin Templeton Founding Allocation Trust	37,892,736	—	—	37,892,736
Fundamental All Cap Core Trust	7,115,292	—	—	7,115,292
Fundamental Large Cap Value Trust	10,907,919	—	—	10,907,919
Global Trust	14,486,904	—	—	14,486,904
Health Sciences Trust	2,605,470	36,326,002	—	38,931,472

166

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

2014 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
International Core Trust	$28,762,677	—	—	$28,762,677
International Equity Index Trust B	20,224,435	—	—	20,224,435
International Growth Stock Trust	9,775,100	—	—	9,775,100
International Small Company Trust	1,559,929	—	—	1,559,929
International Value Trust	33,888,373	—	—	33,888,373
Lifestyle Aggressive PS Series	678,008	$383,014	—	1,061,022
Lifestyle Balanced PS Series	26,530,531	12,706,732	—	39,237,263
Lifestyle Conservative PS Series	5,967,648	1,986,817	—	7,954,465
Lifestyle Growth PS Series	47,035,051	18,996,142	—	66,031,193
Lifestyle Moderate PS Series	9,751,693	5,560,012	—	15,311,705
Mid Cap Index Trust	11,789,462	45,558,837	—	57,348,299
Mid Cap Stock Trust	78,507,857	85,919,047	—	164,426,904
Mid Value Trust	11,399,791	81,992,025	—	93,391,816
Mutual Shares Trust	20,966,626	11,805,597	—	32,772,223
Real Estate Securities Trust	6,777,227	—	—	6,777,227
Science & Technology Trust	—	14,332,496	—	14,332,496
Small Cap Growth Trust	28,901,296	51,660,691	—	80,561,987
Small Cap Index Trust	6,902,410	24,706,691	—	31,609,101
Small Cap Opportunities Trust	155,801	—	—	155,801
Small Cap Value Trust	9,194,838	79,043,480	—	88,238,318
Small Company Value Trust	161,910	8,203,621	—	8,365,531
Strategic Equity Allocation Trust	280,311,994	232,176,963	—	512,488,957
Total Stock Market Index Trust	9,477,886	6,512,332	—	15,990,218
U.S. Equity Trust	12,126,451	—	—	12,126,451
Utilities Trust	15,823,335	19,349,102	—	35,172,437
Value Trust	12,141,627	54,884,431	—	67,026,058

The tax character of distributions for the year ended December 31, 2013 was as follows:

2013 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
500 Index Trust B	$49,528,567	$5,663,194	—	$55,191,761
All Cap Core Trust	4,654,979	—	—	4,654,979
Alpha Opportunities Trust	64,124,107	31,795,835	—	95,919,942
American Asset Allocation Trust	16,960,234	—	—	16,960,234
American Global Growth Trust	2,116,285	—	—	2,116,285
American Growth Trust	4,857,073	—	—	4,857,073
American Growth-Income Trust	12,451,424	—	—	12,451,424
American International Trust	5,798,879	—	—	5,798,879
American New World Trust	643,038	—	—	643,038
Blue Chip Growth Trust	5,028,329	—	—	5,028,329
Capital Appreciation Trust	2,560,630	—	—	2,560,630
Capital Appreciation Value Trust	14,741,713	18,754,171	—	33,495,884
Core Strategy Trust	15,842,236	88,192,975	—	104,035,211
Emerging Markets Value Trust	21,380,045	30,103,064	—	51,483,109
Equity-Income Trust	38,564,546	—	—	38,564,546
Financial Industries Trust	1,034,344	1,773,415	—	2,807,759
Franklin Templeton Founding Allocation Trust	28,887,239	—	—	28,887,239
Fundamental All Cap Core Trust	14,435,760	—	—	14,435,760
Fundamental Large Cap Value Trust	8,401,753	—	—	8,401,753
Global Trust	9,609,152	—	—	9,609,152
Health Sciences Trust	3,879,484	16,779,171	—	20,658,655
International Core Trust	22,938,133	—	—	22,938,133
International Equity Index Trust B	16,133,984	—	—	16,133,984
International Growth Stock Trust	6,530,857	—	—	6,530,857
International Small Company Trust	1,904,138	—	—	1,904,138
International Value Trust	20,941,423	—	—	20,941,423
Lifestyle Aggressive PS Series	3,130	—	$3,196	6,326
Lifestyle Balanced PS Series	4,888,031	3,038,964	—	7,926,995
Lifestyle Conservative PS Series	1,383,717	335,205	—	1,718,922
Lifestyle Growth PS Series	5,237,012	4,661,710	—	9,898,722
Lifestyle Moderate PS Series	2,226,034	1,129,434	—	3,355,468
Mid Cap Index Trust	9,739,882	38,466,925	—	48,206,807

167

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

2013 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Mid Cap Stock Trust	$442,770	$15,725,635	—	$16,168,405
Mid Value Trust	15,094,512	55,158,634	—	70,253,146
Mutual Shares Trust	9,388,041	—	—	9,388,041
Real Estate Securities Trust	7,395,696	—	—	7,395,696
Small Cap Growth Trust	—	20,833,960	—	20,833,960
Small Cap Index Trust	7,177,798	27,205,138	—	34,382,936
Small Cap Opportunities Trust	1,079,610	—	—	1,079,610
Small Cap Value Trust	4,052,598	39,217,071	—	43,269,669
Small Company Growth Trust	260,693	—	—	260,693
Small Company Value Trust	6,551,817	—	—	6,551,817
Strategic Equity Allocation Trust	168,848,255	11,098,376	—	179,946,631
Total Stock Market Index Trust	7,620,533	6,522,398	—	14,142,931
U.S. Equity Trust	15,353,197	—	—	15,353,197
Utilities Trust	9,290,538	—	—	9,290,538
Value Trust	4,350,932	—	—	4,350,932

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2014, may be treated as occurring on January 1, 2015, the first day of the portfolios’ next taxable year. As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
500 Index Trust B	$19,092,821	$37,845,331	—
All Cap Core Trust	704,908	—	$223,750,016
Alpha Opportunities Trust	53,632,913	74,215,137	—
American Asset Allocation Trust	11,151	133,641,479	—
American Global Growth Trust	791	17,953,592	—
American Growth Trust	7,012	50,930,546	—
American Growth-Income Trust	8,482	126,363,820	—
American International Trust	3,441	—	70,632,457
American New World Trust	—	7,764,237	—
Blue Chip Growth Trust	3,556,149	305,384,156	—
Capital Appreciation Trust	177,816	171,428,121	—
Capital Appreciation Value Trust	13,044,498	37,466,119	—
Core Strategy Trust	37,688	126,547,584	—
Emerging Markets Value Trust	11,171,501	—	11,691,543
Equity-Income Trust	11,803,824	157,969,837	—
Financial Industries Trust	3,097,896	50,936,220	—
Franklin Templeton Founding Allocation Trust	11,971	—	122,279,689
Fundamental All Cap Core Trust	594,600	77,993,393	—
Fundamental Large Cap Value Trust	4,344,793	—	198,050,964
Global Trust	1,612,816	—	172,694,378
Health Sciences Trust	4,751,319	56,369,836	—
International Core Trust	5,304,662	—	48,924,004
International Equity Index Trust B	4,358,939	—	2,137,668
International Growth Stock Trust	3,877,593	—	219,014,333
International Small Company Trust	1,219,952	—	349,230,961
International Value Trust	873,981	—	350,054,611
Lifestyle Aggressive PS Series	18,258	5,738	—
Lifestyle Balanced PS Series	654,759	16,740,091	—
Lifestyle Conservative PS Series	1,125,060	915,919	—
Lifestyle Growth PS Series	1,325,518	33,970,304	—
Lifestyle Moderate PS Series	304,243	5,375,201	—
Mid Cap Index Trust	4,197,203	69,548,771	—
Mid Cap Stock Trust	32,918,472	128,758,335	—
Mid Value Trust	13,125,234	139,341,663	—
Mutual Shares Trust	8,127,639	52,591,698	—
Real Estate Securities Trust	2,713,961	—	487,443,343
Science & Technology Trust	24,209,377	58,134,111	—
Small Cap Growth Trust	16,586,492	68,792,540	—
Small Cap Index	1,912,597	36,087,124	—
Small Cap Opportunities Trust	225,200	9,052,221	—

168

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
Small Cap Value Trust	$4,519,270	$99,029,962	—
Small Company Growth Trust	—	341,177	—
Small Company Value Trust	2,417,726	44,254,058	—
Strategic Equity Allocation Trust	56,982,214	374,853,022	—
Total Stock Market Index Trust	3,600,378	16,055,535	—
U.S. Equity Trust	1,861,259	—	$31,393,463
Utilities Trust	16,325,419	31,415,105	—
Value Trust	8,232,757	72,918,616	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, wash sale loss deferrals, derivative transactions, partnerships, amortization and accretion on debt securities, real estate investment trusts, other loss deferrals, and investments in passive foreign investment companies.

3.  DERIVATIVE INSTRUMENTS Certain portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Non-deliverable forwards and currency options are all regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, a portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to a portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying Portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. The portfolio’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

For financial reporting purposes, the portfolios do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolios and the applicable counterparty.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.

Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolio. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize the contracts held at December 31, 2014, and the range of futures contracts notional amounts held by the portfolios during the year ended December 31, 2014. In addition, the tables detail how the portfolios used futures contracts during the year ended December 31, 2014:

500 Index Trust B

The portfolio used futures contracts to manage against anticipated changes in securities markets, gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging from approximately $96.2 million to $116.9 million, as measured at each quarter end.

169

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
500 Index Trust B	S&P 500 Index Futures	226	Long	Mar 2015	$114,535,953	$115,960,600	$1,424,647
							$1,424,647

All Cap Core Trust

The portfolio used futures contracts to gain exposure to certain securities markets, manage against anticipated changes in securities markets, and as a substitute for securities purchased. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging from approximately $852,580 to $4.5 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
All Cap Core Trust	Russell 2000 Mini Index Futures	5	Long	Mar 2015	$571,061	$600,430	$29,369
	S&P 500 Index E-Mini Futures	32	Long	Mar 2015	3,184,549	3,283,840	99,291
							$128,660

Capital Appreciation Value Trust

The portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging up to $5.9 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Capital Appreciation Value Trust	Euro STOXX 50 Index Futures	103	Long	Mar 2015	$3,776,547	$3,905,165	$128,618
	Euro STOXX 600 Index Futures	96	Long	Mar 2015	1,930,129	1,972,479	42,350
							$170,968

International Equity Index Trust B

The portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging from approximately $15.3 million to $20.6 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
International Equity Index Trust B	Mini MSCI EAFE Index Futures	108	Long	Mar 2015	$9,551,385	$9,492,660	($58,725)
	Mini MSCI Emerging Markets Index Futures	104	Long	Mar 2015	4,882,130	4,980,040	97,910
	MSCI Taiwan Index Futures	79	Long	Jan 2015	2,660,974	2,710,490	49,516
							$88,701

Mid Cap Index Trust

The portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging from approximately $17.2 million to $35.5 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Mid Cap Index Trust	S&P Mid 400 Index E-Mini Futures	245	Long	Mar 2015	$34,679,015	$35,491,180	$812,165
							$812,165

Small Cap Index Trust

The portfolio used futures contracts to manage against anticipated changes in securities markets, gain exposure to certain securities markets and as a substitute for securities purchase. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging from approximately $7.7 million to $18.8 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Small Cap Index Trust	Russell 2000 Mini Index Futures	109	Long	Mar 2015	$12,664,427	$13,087,630	$423,203
							$423,203

Strategic Equity Allocation Trust

The portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging from approximately $339.0 million to $445.3 million, as measured at each quarter end.

170

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Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Strategic Equity Allocation Trust	Mini MSCI EAFE Index Futures	1,583	Long	Mar 2015	$140,568,897	$139,137,785	($1,431,112)
	Russell 2000 Mini Index Futures	146	Long	Mar 2015	17,292,764	17,530,220	237,456
	S&P 500 Index Futures	424	Long	Mar 2015	216,742,443	217,554,400	811,957
	S&P Mid 400 Index E-Mini Futures	152	Long	Mar 2015	21,898,298	22,018,720	120,422
							($261,277)

Total Stock Market Index Trust

The portfolio used futures contracts to manage against anticipated changes in securities markets, gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging from approximately $5.4 million to $28.7 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Total Stock Market Index Trust	Russell 2000 Mini Index Futures	30	Long	Mar 2015	$3,480,805	$3,602,100	$121,295
	S&P 500 Index Futures	45	Long	Mar 2015	22,792,028	23,089,500	297,472
	S&P Mid 400 Index E-Mini Futures	14	Long	Mar 2015	1,980,636	2,028,040	47,404
							$466,171

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the portfolio thereby reducing the portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following tables summarize the contracts held at December 31, 2014, and the range of notional contract amounts held by the portfolios during the year ended December 31, 2014. In addition, the tables detail how the portfolios used forward foreign currency contracts during the year ended December 31, 2014.

Capital Appreciation Value Trust

The portfolio used forward foreign currency contracts to manage currency exposure. During the year ended December 31, 2014 the portfolio held forward foreign currency contracts with USD notional values ranging up to $713,071.

Portfolio	Contract to Buy	Contract to Sell	Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Capital Appreciation Value Trust
	USD 713,071	EUR 585,000	Bank of America, N.A.	3/25/2015	$4,683	—	$4,683
					$4,683	—	$4,683

International Core Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended December 31, 2014 the portfolio held forward foreign currency contracts with USD notional values ranging up to $444.9 million, as measured at each quarter end. There were no open forward foreign currency contracts as of December 31, 2014.

Mutual Shares Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, and to maintain diversity and liquidity of the portfolio. During the year ended December 31, 2014 the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $86.4 million to $155.6 million, as measured at each quarter end.

Portfolio	Contract to Buy	Contract to Sell	Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Mutual Shares Trust
	CHF 165,879	USD 171,403	Bank of America, N.A.	2/12/2015	—	($4,453)	($4,453)
	CHF 217,472	USD 225,909	Credit Suisse International	2/12/2015	—	(7,033)	(7,033)
	CHF 286,715	USD 297,508	Deutsche Bank AG London	2/12/2015	—	(8,944)	(8,944)
	CHF 5,021	USD 5,191	HSBC Bank PLC	2/12/2015	—	(137)	(137)
	CHF 274,027	USD 283,712	State Street Bank and Trust Company	2/12/2015	—	(7,917)	(7,917)
	EUR 33,258	USD 41,482	Bank of America, N.A.	1/20/2015	—	(1,231)	(1,231)
	EUR 311,138	USD 390,019	Credit Suisse International	1/20/2015	—	(13,465)	(13,465)
	EUR 143,923	USD 179,173	Deutsche Bank AG London	1/20/2015	—	(4,990)	(4,990)
	EUR 149,198	USD 185,581	HSBC Bank PLC	1/20/2015	—	(5,015)	(5,015)

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Portfolio	Contract to Buy	Contract to Sell	Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Mutual Shares Trust, continued
	EUR 146,778	USD 182,728	State Street Bank and Trust Company	1/20/2015	—	($5,090)	($5,090)
	GBP 772,156	USD 1,247,501	Bank of America, N.A.	2/19/2015	—	(44,447)	(44,447)
	GBP 255,794	USD 411,406	Barclays Bank PLC Wholesale	2/19/2015	—	(12,866)	(12,866)
	GBP 1,273,561	USD 2,047,375	Credit Suisse International	2/19/2015	—	(63,109)	(63,109)
	GBP 992,324	USD 1,604,863	Deutsche Bank AG London	2/19/2015	—	(58,777)	(58,777)
	GBP 1,029,218	USD 1,649,308	HSBC Bank PLC	2/19/2015	—	(45,739)	(45,739)
	GBP 1,910,493	USD 3,080,991	State Street Bank and Trust Company	2/19/2015	—	(104,358)	(104,358)
	KRW 190,416,854	USD 177,745	Bank of America, N.A.	2/12/2015	—	(4,839)	(4,839)
	KRW 1,104,141,684	USD 1,009,498	HSBC Bank PLC	2/12/2015	—	(6,895)	(6,895)
	USD 1,694,337	CHF 1,531,675	Bank of America, N.A.	2/12/2015	$152,777	—	152,777
	USD 52,411	CHF 49,239	Credit Suisse International	2/12/2015	2,854	—	2,854
	USD 89,246	CHF 83,294	Deutsche Bank AG London	2/12/2015	5,415	—	5,415
	USD 12,875	CHF 12,665	HSBC Bank PLC	2/12/2015	128	—	128
	USD 8,088	CHF 7,775	State Street Bank and Trust Company	2/12/2015	263	—	263
	USD 4,133,353	EUR 3,056,570	Bank of America, N.A.	1/20/2015	434,158	—	434,158
	USD 65,012	EUR 51,834	Barclays Bank PLC Wholesale	1/20/2015	2,280	—	2,280
	USD 286,077	EUR 224,859	Credit Suisse International	1/20/2015	13,941	—	13,941
	USD 402,609	EUR 312,673	Deutsche Bank AG London	1/20/2015	24,199	—	24,199
	USD 515,031	EUR 401,428	HSBC Bank PLC	1/20/2015	29,207	—	29,207
	USD 578,004	EUR 449,954	State Street Bank and Trust Company	1/20/2015	33,449	—	33,449
	USD 4,897,806	EUR 3,922,324	Bank of America, N.A.	5/18/2015	145,585	—	145,585
	USD 5,066,215	EUR 4,057,283	Credit Suisse International	5/18/2015	150,481	—	150,481
	USD 5,140,067	EUR 4,116,115	Deutsche Bank AG London	5/18/2015	153,052	—	153,052
	USD 174,556	EUR 140,237	HSBC Bank PLC	5/18/2015	4,648	—	4,648
	USD 79,782	EUR 64,107	State Street Bank and Trust Company	5/18/2015	2,111	—	2,111
	USD 16,860,322	GBP 10,149,552	Bank of America, N.A.	2/19/2015	1,046,854	—	1,046,854
	USD 16,303,093	GBP 9,790,324	Credit Suisse International	2/19/2015	1,049,317	—	1,049,317
	USD 685,480	GBP 438,262	Deutsche Bank AG London	2/19/2015	2,648	—	2,648
	USD 1,332,620	GBP 844,070	HSBC Bank PLC	2/19/2015	17,520	—	17,520
	USD 17,608,457	GBP 10,617,342	State Street Bank and Trust Company	2/19/2015	1,066,149	—	1,066,149
	USD 2,194,661	KRW 2,292,990,309	Bank of America, N.A.	2/12/2015	112,538	—	112,538
	USD 3,181,668	KRW 3,302,108,058	Credit Suisse International	2/12/2015	183,229	—	183,229
	USD 3,263,020	KRW 3,381,592,286	HSBC Bank PLC	2/12/2015	192,400	—	192,400
					$4,825,203	($399,305)	$4,425,898

Utilities Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended December 31, 2014 the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $51.5 million to $67.4 million, as measured at each quarter end.

Portfolio	Contract to Buy	Contract to Sell	Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Utilities Trust
	EUR 127,411	USD 161,931	Citibank N.A.	1/9/2015	—	($7,751)	($7,751)
	EUR 1,722	USD 2,143	Credit Suisse International	1/9/2015	—	(59)	(59)
	EUR 491,021	USD 612,875	Deutsche Bank AG London	1/9/2015	—	(18,688)	(18,688)
	EUR 467,461	USD 572,204	JPMorgan Chase Bank N.A.	1/9/2015	—	(6,529)	(6,529)
	EUR 186,139	USD 226,308	Merrill Lynch International	1/9/2015	—	(1,061)	(1,061)
	GBP 291,390	USD 456,547	Barclays Bank PLC Wholesale	1/9/2015	—	(2,401)	(2,401)
	GBP 175,968	USD 282,198	Credit Suisse International	1/9/2015	—	(7,943)	(7,943)
	GBP 421	USD 657	Deutsche Bank AG London	1/9/2015	—	—	—
	GBP 1,505	USD 2,352	Goldman Sachs International	1/9/2015	—	(6)	(6)
	GBP 196,381	USD 306,525	JPMorgan Chase Bank N.A.	1/9/2015	—	(455)	(455)
	GBP 11,538	USD 18,169	Merrill Lynch International	1/9/2015	—	(187)	(187)
	GBP 58,152	USD 90,686	Morgan Stanley Capital Services, Inc.	1/9/2015	—	(53)	(53)
	USD 179,334	EUR 143,627	Barclays Bank PLC Wholesale	1/9/2015	$5,531	—	5,531
	USD 1,810,396	EUR 1,431,920	Citibank N.A.	1/9/2015	77,627	—	77,627
	USD 12,138,010	EUR 9,617,527	Credit Suisse International	1/9/2015	499,821	—	499,821
	USD 6,554,424	EUR 5,187,857	Deutsche Bank AG London	1/9/2015	276,590	—	276,590
	USD 253,544	EUR 202,494	Goldman Sachs International	1/9/2015	8,505	—	8,505
	USD 14,169,111	EUR 11,204,911	JPMorgan Chase Bank N.A.	1/9/2015	610,029	—	610,029
	USD 1,534,713	EUR 1,223,351	Merrill Lynch International	1/9/2015	54,334	—	54,334
	USD 508,851	EUR 402,540	Morgan Stanley Capital Services, Inc.	1/9/2015	21,736	—	21,736
	USD 3,455,602	EUR 2,733,310	UBS AG	1/9/2015	148,019	—	148,019
	USD 5,200,894	EUR 4,160,182	Deutsche Bank AG London	3/18/2015	163,536	—	163,536
	USD 666,430	GBP 418,551	Barclays Bank PLC Wholesale	1/9/2015	14,095	—	14,095
	USD 4,722,694	GBP 2,953,397	Credit Suisse International	1/9/2015	119,671	—	119,671
	USD 164,118	GBP 102,060	Deutsche Bank AG London	1/9/2015	5,053	—	5,053

172

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Portfolio	Contract to Buy	Contract to Sell	Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Utilities Trust (continued)
	USD 4,751,577	GBP 2,967,334	Merrill Lynch International	1/9/2015	$126,831	—	$126,831
	USD 72,621	GBP 46,433	Morgan Stanley Capital Services, Inc.	1/9/2015	253	—	253
					$2,131,631	($45,133)	$2,086,498

Options.  There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the portfolio’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When a portfolio purchases an option, the premium paid by the portfolio is included in the Portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the portfolio realizes a loss equal to the cost of the option. If a portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a portfolio enters into a closing sale transaction, the portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the portfolio.

The following table summarizes the range of market values of purchased options held by the portfolios during the year ended December 31, 2014. In addition, the table details how the portfolios used purchased options during the year ended December 31, 2014, as measured at each quarter end.

At December 31, 2014, the portfolios held no purchased options.

Portfolio	Market Value Range	Reasons for purchasing options
Health Sciences Trust	up to $135	To manage against anticipated changes in securities markets and to gain exposure to certain securities.
Mutual Shares Trust	up to $379,905	To manage against changes in securities markets and to maintain diversity and liquidity of the portfolio.

The following tables summarize the portfolios’ written options activities during the year ended December 31, 2014. In addition, the tables detail how the portfolios used written option contracts during the year ended December 31, 2014.

	NUMBER OF CONTRACTS	Premiums Received
Alpha Opportunities Trust
Outstanding, beginning of period	—	—
Options written	240	$41,702
Options closed	(223)	(35,864)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	17	$5,838

	NUMBER OF CONTRACTS	Premiums Received
Capital Appreciation Value Trust
Outstanding, beginning of period	2,268	$503,254
Options written	7,056	$1,500,787
Options closed	(2,937)	(576,075)
Options exercised	(883)	(180,579)
Options expired	(526)	(88,465)
Outstanding, end of period	4,978	$1,158,922

	NUMBER OF CONTRACTS	Premiums Received
Health Sciences Trust
Outstanding, beginning of period	1,015	$698,384
Options written	906	481,155
Option closed	(228)	(125,455)
Options exercised	(361)	(126,954)
Options expired	(1,213)	(840,519)
Outstanding, end of period	119	$86,611

173

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Alpha Opportunities Trust

The fund used written options to manage against anticipated changes in securities markets.

Portfolio	Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Alpha Opportunities Trust	PUTS (OTC)
	GoPro Inc.	$55.00	Jan 2015	17	$5,838	($1,360)
				17	$5,838	($1,360)

Capital Appreciation Value Trust

The portfolio used written options to manage against changes in securities and to gain exposure to certain securities.

Portfolio		Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Capital Appreciation Value Trust	CALLS (OTC)
	Citigroup Global Makets	Allergan, Inc.	$170.00	Jan 2015	55	$55,248	($234,575)
	Citigroup Global Makets	American Tower Corp.	105.00	Jan 2016	18	6,449	(9,720)
	Citigroup Global Makets	American Tower Corp.	110.00	Jan 2016	19	4,313	(7,125)
	Citigroup Global Makets	American Tower Corp.	115.00	Jan 2016	35	9,249	(8,663)
	Morgan Stanley Company, Inc.	Apache, Corp.	90.00	Jan 2015	21	8,429	(32)
	Morgan Stanley Company, Inc.	Apache, Corp.	92.50	Jan 2015	42	12,975	(84)
	Morgan Stanley Company, Inc.	Apache, Corp.	95.00	Jan 2015	57	17,475	(29)
	Morgan Stanley Company, Inc.	Apache, Corp.	97.50	Jan 2015	18	7,380	(27)
	Morgan Stanley Company, Inc.	Apache, Corp.	100.00	Jan 2015	37	12,469	(19)
	Morgan Stanley Company, Inc.	Apache, Corp.	105.00	Jan 2015	18	4,230	(9)
	Citigroup Global Makets	Cisco Systems, Inc.	25.00	Jan 2016	260	48,100	(94,250)
	Morgan Stanley Company, Inc.	CVS Health Corp.	77.50	Jan 2015	12	3,610	(23,280)
	Morgan Stanley Company, Inc.	CVS Health Corp.	80.00	Jan 2015	12	2,708	(19,770)
	Morgan Stanley Company, Inc.	CVS Health Corp.	90.00	Jan 2016	66	16,687	(70,620)
	Morgan Stanley Company, Inc.	CVS Health Corp.	95.00	Jan 2016	66	10,097	(51,150)
	J.P. Morgan Clearing	Danaher Corp.	80.00	Jan 2015	12	5,049	(7,140)
	J.P. Morgan Clearing	Danaher Corp.	85.00	Jan 2015	12	2,936	(2,040)
	J.P. Morgan Clearing	Danaher Corp.	90.00	Jan 2015	42	8,694	(420)
	Merrill Lynch Pierce Fenner	Google, Inc.	1,280.00	Jan 2015	1	7,987	(75)
	Merrill Lynch Pierce Fenner	Google, Inc.	1,330.00	Jan 2015	1	6,097	(73)
	Morgan Stanley Company, Inc.	Lowes Companies, Inc.	52.50	Jan 2015	9	2,681	(14,783)
	Morgan Stanley Company, Inc.	Lowes Companies, Inc.	55.00	Jan 2015	9	1,900	(12,488)
	Morgan Stanley Company, Inc.	Lowes Companies, Inc.	55.00	Jan 2015	105	23,799	(145,688)
	Morgan Stanley Company, Inc.	Lowes Companies, Inc.	60.00	Jan 2016	166	32,672	(185,505)
	Morgan Stanley Company, Inc.	Lowes Companies, Inc.	75.00	Jan 2016	58	7,136	(18,096)
	Citigroup Global Makets	Mondelez International, Inc.	45.00	Jan 2016	95	8,103	(5,463)
	Citigroup Global Makets	Occidental Petroleum Corp.	95.00	Jan 2016	123	38,991	(47,663)
	Citigroup Global Makets	Occidental Petroleum Corp.	97.50	Jan 2016	122	31,025	(34,160)
	Morgan Stanley Company, Inc.	PepsiCo. Inc.	100.00	Jan 2016	99	24,860	(29,156)
	Morgan Stanley Company, Inc.	PepsiCo. Inc.	105.00	Jan 2016	57	11,678	(9,690)
	Morgan Stanley Company, Inc.	PepsiCo. Inc.	110.00	Jan 2016	94	15,708	(9,541)
	Citigroup Global Makets	Pfizer, Inc.	32.00	Jan 2015	61	8,989	(915)
	Citigroup Global Makets	Pfizer, Inc.	35.00	Jan 2015	61	3,777	(1)
	Citigroup Global Makets	Pfizer, Inc.	30.00	Jan 2016	364	67,055	(92,456)
	Morgan Stanley Company, Inc.	State Street Corp.	85.00	Jan 2016	48	12,822	(21,120)
	Citigroup Global Makets	TD Ameritade Holding Corp.	29.50	Jan 2015	627	111,078	(398,145)
	Citigroup Global Makets	TD Ameritade Holding Corp.	33.00	Jan 2015	330	53,858	(94,875)
	Citigroup Global Makets	TD Ameritade Holding Corp.	30.00	Feb 2015	375	64,875	(223,125)
	Citigroup Global Makets	Texas Instruments, Inc.	45.00	Jan 2015	350	70,053	(314,125)
	Citigroup Global Makets	Texas Instruments, Inc.	50.00	Jan 2015	134	22,427	(49,245)
	Citigroup Global Makets	The Boeing Company	145.00	Jan 2015	28	13,602	(14)
	Citigroup Global Makets	The Boeing Company	150.00	Jan 2015	27	10,242	(14)
	Citigroup Global Makets	The Boeing Company	155.00	Jan 2015	27	7,826	(54)
	Citigroup Global Makets	The Boeing Company	140.00	Jan 2016	29	13,390	(17,690)
	Citigroup Global Makets	Thermo Fisher Scientific, Inc.	150.00	Jan 2016	26	9,589	(12,220)
	Citigroup Global Makets	United Technologies, Corp.	120.00	Jan 2015	50	19,711	(1,100)
	Citigroup Global Makets	United Technologies, Corp.	120.00	Jan 2016	84	24,326	(50,190)
	Citigroup Global Makets	Unitedhealth Group, Inc.	100.00	Jan 2016	52	24,079	(49,790)
	Citigroup Global Makets	Unitedhealth Group, Inc.	105.00	Jan 2016	52	16,466	(37,700)
	Citigroup Global Makets	Wall-Mart Stores, Inc.	80.00	Jan 2016	63	22,801	(51,969)
	Citigroup Global Makets	Wall-Mart Stores, Inc.	82.50	Jan 2016	62	15,965	(41,075)

	CALLS (EXCHANGE TRADED)
		Texas Instruments, Inc.	50.00	Jan 2015	40	4,888	(14,700)
		Visa, Inc.	280.00	Jan 2016	22	28,949	(33,165)
		Visa, Inc.	300.00	Jan 2016	21	15,499	(18,323)
		Autozone, Inc.	600.00	Jan 2015	1	1,867	(2,240)

174

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio		Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Capital Appreciation Value Trust (continued)	CALLS (EXCHANGE TRADED)
		Autozone, Inc.	$570.00	Jan 2015	1	$2,877	($5,025)
		JPMorgan Chase & Company	60.00	Jan 2015	13	4,576	(3,523)
		JPMorgan Chase & Company	65.00	Jan 2015	15	2,670	(300)
		JPMorgan Chase & Company	70.00	Jan 2016	190	22,759	(35,435)
		The Boeing Company	140.00	Jan 2015	14	8,288	(98)
		The Boeing Company	135.00	Jan 2015	14	10,808	(525)
		Philip Morris International, Inc.	97.50	Jan 2015	26	6,455	(52)
		Philip Morris International, Inc.	95.00	Jan 2015	30	7,620	(30)
					4,978	$1,158,922	($2,610,573)

Health Sciences Trust

The portfolio used written options to manage against changes in securities markets and to gain exposure to certain securities.

Portfolio	Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Health Sciences Trust	CALLS (OTC)
	Chimerix, Inc.	$40.00	Feb 2015	12	$6,084	($5,160)
	Chimerix, Inc.	35.00	Feb 2015	11	5,821	(7,920)
	Gilead Sciences, Inc.	105.00	Jan 2015	30	14,975	(1,080)
	Gilead Sciences, Inc.	110.00	Jan 2015	45	15,671	(518)
	Puma Biotechnology, Inc.	350.00	Jan 2015	7	12,556	(262)
	Puma Biotechnology, Inc.	330.00	Jan 2015	14	31,504	(1,050)
				119	$86,611	($15,990)

Fair value of derivative instruments by risk category

The tables below summarize the fair value of derivatives held by the portfolios at December 31, 2014 by risk category:

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivative Fair Value	Liability Derivatives Fair Value
500 Index Trust B	Equity contracts	Receivable/payable for futures	Futures†	$1,424,647	—
				$1,424,647	—
All Cap Core Trust	Equity contracts	Receivable/payable for futures	Futures†	$128,660	—
				$128,660	—
Alpha Opportunities Trust	Equity contracts	Written options, at value	Written Options	—	($1,360)
				—	($1,360)
Capital Appreciation Value Trust	Equity contracts	Receivable/payable for futures	Futures†	$170,968	—
	Equity contracts	Written options, at value	Written Options	—	($2,610,573)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	4,683	—
				$175,651	($2,610,573)
Health Sciences Trust	Equity contracts	Written options, at value	Written Options	—	($15,990)
				—	($15,990)
International Equity Index Trust B	Equity contracts	Receivable/payable for futures	Futures†	$147,426	($58,725)
				$147,426	($58,725)
Mid Cap Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$812,165	—
				$812,165	—
Mutual Shares Trust	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$4,825,203	($399,305)
				$4,825,203	($399,305)
Small Cap Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$423,203	—
				$423,203	—
Strategic Equity Allocation Trust	Equity contracts	Receivable/payable for futures	Futures†	$1,169,835	($1,431,112)
				$1,169,835	($1,431,112)
Total Stock Market Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$466,171	—
				$466,171	—

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DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivative Fair Value	Liability Derivatives Fair Value
Utilities Trust	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$2,131,631	($45,133)
				$2,131,631	($45,133)

†	Reflects cumulative appreciation/depreciation on futures as disclosed on Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The tables below summarize the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2014:

	Statement of operations location — Net Realized Gain (Loss) on:
Portfolio		Investments (Purchased Options)	Written Options	Futures Contracts	Foreign Currency Transactions*	Total
500 Index Trust B	Equity contracts	—	—	$16,497,827	—	$16,497,827
		—	—	$16,497,827	—	$16,497,827
All Cap Core Trust	Equity contracts	—	—	$822,794	—	$822,794
		—	—	$822,794	—	$822,794
Alpha Opportunities Trust	Equity contracts	—	($45,248)	—	—	($45,248)
		—	($45,248)	—	—	($45,248)
Capital Appreciation Value Trust	Equity contracts	—	$220,353	($346,447)	—	($126,094)
		—	$220,353	($346,447)	—	($126,094)
Health Sciences Trust	Equity contracts	($3,502)	$738,796	—	—	$735,294
		($3,502)	$738,796	—	—	$735,294
International Core Trust	Foreign exchange contracts	—	—	—	$129,541	$129,541
		—	—	—	$129,541	$129,541
International Equity Index Trust B	Equity contracts	—	—	$223,921	—	$223,921
		—	—	$223,921	—	$223,921
Mid Cap Index Trust	Equity contracts	—	—	$1,010,748	—	$1,010,748
		—	—	$1,010,748	—	$1,010,748
Mutual Shares Trust	Foreign exchange contracts	—	—	—	($4,336,096)	($4,336,096)
		—	—	—	($4,336,096)	($4,336,096)
Small Cap Index Trust	Equity contracts	—	—	$1,128,914	—	$1,128,914
		—	—	$1,128,914	—	$1,128,914
Strategic Equity Allocation Trust	Equity contracts	—	—	$23,671,943	—	$23,671,943
		—	—	$23,671,943	—	$23,671,943
Total Stock Market Index Trust	Equity contracts	—	—	$2,574,055	—	$2,574,055
		—	—	$2,574,055	—	$2,574,055
Utilities Trust	Foreign exchange contracts	—	—	—	$2,987,738	$2,987,738
		—	—	—	$2,987,738	$2,987,738

*	Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statements of operations.

The tables below summarize the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2014:

	Statement of operations location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investment (Purchased Options)	Written Options	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies*	Total
500 Index Trust	Equity contracts	—	—	($1,316,555)	—	(1,316,555)
		—	—	($1,316,555)	—	(1,316,555)
All Cap Core Trust	Equity contracts	—	—	$93,695	—	$93,695
		—	—	$93,695	—	$93,695
Alpha Opportunities Trust	Equity contracts	—	$4,478	—	—	$4,478
		—	$4,478	—	—	$4,478
Capital Appreciation Value Trust	Equity contracts	—	($1,106,001)	$170,968	—	($935,033)
	Foreign currency contracts	—	—	—	$4,683	4,683
		—	($1,106,001)	$170,968	$4,683	($930,350)
Health Sciences Trust	Equity contracts	$3,366	($510,492)	—	—	($507,126)
		$3,366	($510,492)	—	—	($507,126)
International Core Trust	Foreign currency contracts	—	—	—	$1,124,267	$1,124,267
		—	—	—	$1,124,267	$1,124,267
International Equity Index Trust B	Equity contracts	—	—	($661,019)	—	($661,019)
		—	—	($661,019)	—	($661,019)

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DERIVATIVE INSTRUMENTS, CONTINUED

	Statement of operations location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investment (Purchased Options)	Written Options	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies*	Total
Mid Cap Index Trust	Equity contracts	—	—	$123,821	—	$123,821
		—	—	$123,821	—	$123,821
Mutual Shares Trust	Foreign currency contracts	—	—	—	$9,888,300	$9,888,300
		—	—	—	$9,888,300	$9,888,300
Small Cap Index Trust	Equity contracts	—	—	($305,216)	—	($305,216)
		—	—	($305,216)	—	($305,216)
Strategic Equity Allocation Trust	Equity contracts	—	—	($13,216,147)	—	($13,216,147)
		—	—	($13,216,147)	—	($13,216,147)
Total Stock Market Index Trust	Equity contracts	—	—	($83,186)	—	($83,186)
		—	—	($83,186)	—	($83,186)
Utilities Trust	Foreign currency contracts	—	—	—	$2,876,203	$2,876,203
					$2,876,203	$2,876,203

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee.  The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the portfolios and the net assets of a similar portfolio of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II funds are advised by the Advisor and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC.

•	500 Index Trust B — a) 0.470% of the first $500 million of average net assets and b) 0.460% of the excess over $500 million of average net assets.

•	All Cap Core Trust — a) 0.800% of the first $500 million of aggregate net assets and b) 0.750% of the excess over $500 million of aggregate net assets.

•	Alpha Opportunities Trust — a) 1.025% of the first $250 million of aggregate net assets; b) 1.000% of aggregate net assets between $250 million and $500 million; c) 0.975% of aggregate net assets between $500 million and $1 billion; and d) 0.950% of the excess over $1 billion of aggregate net assets.

•	Blue Chip Growth Trust, and Equity-Income Trust — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets.

•	Capital Appreciation Trust — a) 0.850% of the first $300 million of aggregate net assets; b) 0.800% of aggregate net assets between $300 million and $500 million; c) 0.700% of the aggregate net assets between $500 million and $1 billion; and d) 0.670% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Value Trust — If net aggregate assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets and b) 0.850% of the excess over $250 million of aggregate net assets. If aggregate net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets. If aggregate net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets and b) 0.800% of the excess over $500 million of aggregate net assets. If aggregate net assets equal or exceed $3 billion, then the advisory fee to be paid is 0.800% of aggregate net assets.

•	Core Strategy Trust and Franklin Templeton Founding Allocation Trust — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated fund assets) and b) a fee on net assets not invested in affiliated funds (Other assets). Affiliated funds are any fund of the Trust, John Hancock Funds II (JHF II) and John Hancock Funds III (JHF III) excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. The advisory fee paid on Affiliated fund assets is as follows: a) 0.050% on the first $500 million of aggregate net assets and b) 0.040% of the excess over $500 million in aggregate net assets. The advisory fee paid on Other assets is as follows: a) 0.500% on the first $500 million of aggregate net assets and b) 0.490% of the excess over $500 million in aggregate net assets.

•	Emerging Markets Value Trust — a) 1.000% of the first $100 million of aggregate net assets and b) 0.950% of the excess over $100 million of aggregate net assets.

•	Financial Industries Trust — a) 0.800% of the first $250 million of aggregate net assets; b) 0.775% of aggregate net assets between $250 million and $500 million; c) 0.750% of aggregate net assets between $500 million and $1 billion; and d) 0.725% of the excess over $1 billion of aggregate net assets. Prior to June 25, 2014, advisory fees were paid as follows: a) 0.800% of the first $50 million of aggregate net assets; b) 0.775% of aggregate net assets between $50 million and $500 million; and c) 0.750% of the excess over $500 million of aggregate net assets.

•	Fundamental All Cap Core Trust — a) 0.675% of the first $2.5 billion of aggregate net assets and b) 0.650% of the excess over $2.5 billion of aggregate net assets.

•	Fundamental Large Cap Value Trust — a) 0.700% of the first $500 million of aggregate net assets; b) 0.650% of aggregate net assets between $500 million and $1 billion; and c) 0.600% of the excess over $1 billion of aggregate net assets.

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•	Global Trust — Aggregate net assets are the aggregate net assets of Global Trust, International Value Trust, Income Trust, Mutual Shares Trust, JHF II Global Fund, JHF II International Value Fund, JHF II Income Fund, JHF II Mutual Shares Fund and JHF II International Small Cap Fund. The advisory fees paid are as follows: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets.

•	Health Sciences Trust — a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of aggregate net assets between $500 million and $750 million; and c) 0.950% of the excess over $750 million of aggregate net assets. When aggregate net assets exceed $750 million, the advisory fee is 0.950% on all net assets. Prior to April 1, 2014 advisory fees were paid as follows: a) 1.050% of the first $500 million of aggregate net assets, b) 1.000% of the excess over $500 million of aggregate net assets.

•	International Core Trust — Aggregate net assets are the aggregate net assets of International Core Trust and JHF III International Core Fund. The advisory fees paid are as follows: a) 0.920% of the first $100 million of aggregate net assets; b) 0.895% of aggregate net assets between $100 million and $1 billion; c) 0.880% of aggregate net assets between $1 billion and $2 billion; d) 0.850% of aggregate net assets between $2 billion and $3 billion; e) 0.825% of aggregate net assets between $3 billion and $4 billion; and f) 0.800% of aggregate net assets in excess over $4 billion.

•	International Equity Index Trust B — a) 0.550% of the first $100 million of average net assets and b) 0.530% of the excess over $100 million of average net assets.

•	International Growth Stock Trust — a) 0.850% of the first $250 million of aggregate net assets; b) 0.800% of aggregate net assets between $250 million and $750 million; and c) 0.750% of the excess over $750 million of aggregate net assets.

•	International Small Company Trust — 0.950% of aggregate net assets.

•	International Value Trust — Aggregate net assets are the aggregate net assets of Global Trust, Income Trust, International Value Trust, Mutual Shares Trust, JHF II Global Fund, JHF II Income Fund, JHF II International Small Cap Fund, JHF II International Value Fund and JHF II Mutual Shares Fund. The advisory fees paid are as follows: a) 0.950% of the first $150 million of aggregate net assets; b) 0.850% of aggregate net assets between $150 million and $300 million; and c) 0.800% of the excess over $300 million of aggregate net assets. However, when aggregate net assets exceed $300 million, then the advisory fee rate is 0.800% of aggregate net assets.

•	Lifestyle PS Series — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated fund assets) excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B, and b) a fee on net assets not invested in affiliated funds (Other assets). The advisory fee paid on Affiliated fund assets is as follows: a) 0.050% of the first $7.5 billion of aggregate net assets and b) 0.040% of the excess over $7.5 billion in aggregate net assets. The advisory fee paid on Other assets is as follows: a) 0.500% of the first $7.5 billion of aggregate net assets and b) 0.490% of the excess over $7.5 billion in aggregate net assets.

•	Mid Cap Index Trust and Small Cap Index Trust — a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.

•	Mid Cap Stock Trust — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of aggregate net assets between $200 million and $500 million; and c) 0.825% of the excess over $500 million of aggregate net assets.

•	Mid Value Trust — a) 1.050% of the first $50 million of aggregate net assets; and b) 0.950% of the excess over $50 million of aggregate net assets.

•	Mutual Shares Trust — a) 0.960% of the first $750 million of aggregate net assets; and b) 0.920% of the excess over $750 million of aggregate net assets. When Aggregate Net Assets for the Mutual Shares Trust exceed $750 million, the advisory fee is 0.92% on all net assets of the Mutual Shares Trust.

•	Real Estate Securities Trust — 0.700% of aggregate net assets.

•	Science & Technology Trust and Small Company Value Trust — a) 1.050% of the first $500 million of aggregate net assets and b) 1.000% of the excess over $500 million of aggregate net assets.

•	Small Cap Growth Trust — a) 1.100% of the first $100 million of aggregate net assets; b) 1.050% aggregate net assets between $100 million and $500 million and c) 1.00% of the excess over $500 million of aggregate net assets. Prior to July 1, 2014 advisory fees were paid as follows: 1.100% of the first $100 million of aggregate net assets; and b) 1.050% of the excess over $100 million of aggregate net assets.

•	Small Cap Opportunities Trust — a) 1.000% of the first $500 million of aggregate net assets; b) 0.950% of aggregate net assets between $500 million and $1 billion; c) 0.900% of aggregate net assets between $1 billion and $2 billion; and d) 0.850% of the excess over $2 billion of aggregate net assets.

•	Small Cap Value Trust — a) 1.100% of the first $100 million of aggregate net assets; b) 1.050% of aggregate net assets between $100 million and $600 million; and c) 1.000% of the excess over $600 million of aggregate net assets.

•	Small Company Growth Trust — a) 1.050% of the first $250 million of aggregate net assets and b) 1.000% of the excess over $250 million of aggregate net assets. However, when the aggregate net assets of the portfolio, JHF II Small Company Growth Fund, Small Cap Opportunities Trust, JHF II Small Cap Opportunities Fund, International Growth Stock Trust, JHF II International Growth Stock Fund, Value Trust and JHF II Value Fund, exceed $1 billion, then the advisory rate for Small Company Growth Trust will be 1.000% of aggregate net assets.

•	Strategic Equity Allocation Trust — a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of aggregate net assets between $2.5 billion and $7.5 billion; c) 0.625% of aggregate net assets between $7.5 billion and $10 billion and d) 0.600% of the excess over $10 billion of aggregate net assets.

•	Total Stock Market Index Trust — a) 0.490% of the first $250 million of aggregate net assets; b) 0.480% of aggregate net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of aggregate net assets.

•	U.S. Equity Trust — a) 0.780% of the first $500 million of aggregate net assets; b) 0.760% of aggregate net assets between $500 million and $1 billion; and c) 0.740% of the excess over $1 billion of aggregate net assets.

•	Utilities Trust — a) 0.825% of the first $600 million of aggregate net assets; b) 0.800% of aggregate net assets between $600 million and $900 million; c) 0.775% of aggregate net assets between $900 million and $1.5 billion; and d) 0.700% of the excess over $1.5 billion of aggregate net assets.

178

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•	Value Trust — a) 0.750% of the first $200 million of aggregate net assets; b) 0.725% of aggregate net assets between $200 million and $500 million; and c) 0.650% of the excess over $500 million of aggregate net assets.

The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. Portfolio management is allocated among the following managers:

Portfolios	Subadvisor(s)
Science & Technology Trust	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Real Estate Securities Trust	Deutsche Investment Management Americas, Inc.
Emerging Markets Value Trust International Small Company Trust	Dimensional Fund Advisors LP
Small Cap Opportunities Trust	Dimensional Fund Advisors LP; Invesco Advisers, Inc.
Mutual Shares Trust	Franklin Mutual Advisers, LLC
International Core Trust U.S. Equity Trust	Grantham, Mayo, Van Otterloo & Co. LLC
International Growth Stock Trust Small Company Growth Trust Value Trust	Invesco Advisers, Inc.
Capital Appreciation Trust	Jennison Associates LLC
Core Strategy Trust Lifestyle Aggressive PS Series Lifestyle Balanced PS Series Lifestyle Conservative PS Series Lifestyle Growth PS Series Lifestyle Moderate PS Series	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited[1,2,3]
500 Index Trust B Mid Cap Index Trust Small Cap Index Trust Total Stock Market Index Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited[1,2]
Financial Indusries Trust Franklin Templeton Founding Allocation Trust Fundamental All Cap Core Trust Fundamental Large Cap Value Trust Strategic Equity Allocation Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1,3]
Utilities Trust	MFS Investment Management
All Cap Core Trust	QS Investors, LLC
International Equity Index Trust B	SSgA Funds Management, Inc.
Blue Chip Growth Trust Capital Appreciation Value Trust Equity-Income Trust Health Sciences Trust Mid Value Trust Small Company Value Trust	T. Rowe Price Associates, Inc.
Global Trust	Templeton Global Advisors Limited
International Value Trust	Templeton Investment Counsel, LLC
Alpha Opportunities Trust Mid Cap Stock Trust Small Cap Growth Trust Small Cap Value Trust	Wellington Management Company LLP

1  An affiliate of the Advisor.

2  Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

3  Manulife Asset Management (US), LLC is doing business as John Hancock Asset Management.

The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements.  The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the portfolios dealing with services for shareholders and others with beneficial interests in shares of the portfolios. This expense reduction will continue in effect until terminated by the Advisor.

Portfolio	Expense limitation as a percentage of average net assets
All Cap Core Trust	0.20%

179

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Expense limitation as a percentage of average net assets
Alpha Opportunities Trust	0.20%
American Asset Allocation Trust	0.10%
American Global Growth Trust	0.10%
American Growth Trust	0.10%
American Growth-Income Trust	0.10%
American International Trust	0.10%
American New World Trust	0.10%
Blue Chip Growth Trust	0.20%
Capital Appreciation Trust	0.20%
Capital Appreciation Value Trust	0.20%
Core Strategy Trust	0.10%
Emerging Markets Value Trust	0.25%
Equity-Income Trust	0.20%
Financial Industries Trust	0.20%
Franklin Templeton Founding Allocation Trust	0.10%
Fundamental All Cap Core Trust	0.20%
Fundamental Large Cap Value Trust	0.20%
Global Trust	0.25%
Health Sciences Trust	0.20%
International Core Trust	0.25%
International Growth Stock Trust	0.25%
International Small Company Trust	0.25%
International Value Trust	0.25%
Mid Cap Index Trust	0.08%
Mid Cap Stock Trust	0.20%
Mid Value Trust	0.20%
Mutual Shares Trust	0.20%
Real Estate Securities Trust	0.20%
Science & Technology Trust	0.20%
Small Cap Growth Trust	0.20%
Small Cap Index Trust	0.08%
Small Cap Opportunities Trust	0.20%
Small Cap Value Trust	0.20%
Small Company Growth Trust	0.20%
Small Company Value Trust	0.20%
Strategic Equity Allocation Trust	0.20%
Total Stock Market Index Trust	0.08%
U.S. Equity Trust	0.20%
Utilities Trust	0.20%
Value Trust	0.20%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain portfolios of the John Hancock complex, (the participating portfolios including certain of the portfolios presented in this report). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. This arrangement may be amended or terminated at any time by the Advisor upon notice to the portfolio and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive its advisory fee for 500 Index Trust B and International Equity Index Trust B in an amount so that the annual operating expenses do not exceed 0.25% and 0.34%, respectively. The waiver excludes Rule 12b-1 fees, taxes, short dividends, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business. The expense waivers will remain in effect until April 30, 2015, unless renewed by mutual agreement of the portfolios and the Advisor based upon determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive its management fee for Global Trust, International Value Trust and Small Cap Opportunities Trust so that the amount retained by the Advisor after the payment of subadvisory fees does not exceed 0.45% of the portfolios’ average daily net assets. The expense reimbursements will remain in effect until April 30, 2015, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time and may be terminated at any time thereafter.

The Advisor has contractually agreed to waive its advisory fee for Mid Cap Index Trust and Small Cap Index Trust by 0.10% and 0.05% of the portfolios’ average net assets, respectively. The expense limitation agreements expire on April 30, 2015, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reimburse expenses for the Lifestyle PS Series so that certain other expenses do not exceed 0.04% of average annual net assets of the Lifestyle PS Series. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other

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extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2015, and may terminate at any time thereafter.

Effective June 25, 2014, the Advisor has contractually agreed to waive its gross advisory fee for Financial Industries Trust so that is does not exceed 0.78% of average annual net portfolio’s average net assets. This expense limitation agreement expires on April 30, 2016, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Adviser has voluntarily agreed to waive its management fee for the Strategic Equity Allocation Trust so that the amount retained by the Adviser after payment of the subadvisory fee does not exceed 0.45% of the portfolio’s average annual net assets. This voluntary management fee waiver may be terminated at any time by the Adviser upon notice to the Trust.

The Advisor has voluntarily agreed to waive its management fee by 0.03% of the portfolio’s average daily net assets for the Alpha Opportunities Trust. This waiver may be terminated at any time by the Advisor.

The Advisor has voluntarily agreed to reduce its advisory fee for portfolios that are subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, and Small Company Value Trust. This waiver may be terminated at any time by the Advisor.

The Advisor has voluntarily agreed to reduce its advisory fee for portfolios that are subadvised by Deutsche Investment Management Americas, Inc. by 4% of the advisory fee on aggregate assets over $1.6 billion pursuant to the advisory agreement with Deutsche Investment Management Americas, Inc. This waiver impacts Real Estate Securities Trust and may be terminated at any time by the Advisor.

Effective July 1, 2014, the Distributor has voluntarily agreed to reduce its distribution fee for Series I, Series II and Series III of The American Global Growth Trust so that total operating expenses do not exceed 0.55%, 0.70% and 0.20% of average annual net assets. This waiver excludes interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business. This waiver may be terminated at any time by the Distributor.

The Advisor has voluntarily agreed to waive its management fee for Lifestyle Balanced PS, Lifestyle Conservative PS, Lifestyle Growth PS and Lifestyle Moderate PS by 0.005% of the portfolios’ average daily net assets. This waiver may be terminated at any time by the Adviser.

Additionally, the Advisor voluntarily agrees to waive its advisory fee for each Lifestyle PS Series so that the aggregate advisory fee retained by the Adviser with respect to both the Lifestyle PS Series and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Lifestyle PS Series’ first $7.5 billion of average annual net assets and 0.49% of the Lifestyle PS Series’ average annual net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time by the Advisor.

For the year ended December 31, 2014, the waivers under these agreements amounted to:

EXPENSE REIMBURSEMENT BY CLASS

Portfolio	Series I	Series II	Series III	Series NAV	Total
500 Index Trust B	$4,054,124	$123,212	—	$3,466,164	$7,643,500
All Cap Core Trust	5,678	501	—	18,975	25,154
Alpha Opportunities Trust	332	—	—	313,489	313,821
American Asset Allocation Trust	15,301	94,672	$11,396	—	121,369
American Global Growth Trust	3,256	97,282	16,899	—	117,437
American Growth Trust	7,904	58,983	7,715	—	74,602
American Growth-Income Trust	18,378	53,699	18,359	—	90,436
American International Trust	6,304	35,080	3,626	—	45,010
American New World Trust	1,092	4,128	138	—	5,358
Blue Chip Growth Trust	118,486	50,551	—	513,778	682,815
Capital Appreciation Trust	13,658	5,049	—	55,593	74,300
Capital Appreciation Value Trust	1,298	131,567	—	11,421	144,286
Emerging Markets Value Trust	259	—	—	66,933	67,192
Equity-Income Trust	124,945	67,318	—	578,336	770,599
Financial Industries Trust	8,991	1,639	—	1,563	12,193
Fundamental All Cap Core Trust	10,543	4,284	—	97,777	112,604
Fundamental Large Cap Value Trust	23,236	5,446	—	58,740	87,422
Global Trust	26,176	5,482	—	71,813	103,471
Health Sciences Trust	63,979	51,735	—	45,911	161,625
International Core Trust	3,306	1,422	—	51,025	55,753
International Equity Index Trust B	676,369	55,296	—	806,779	1,538,444
International Growth Stock Trust	195	1,585	—	35,733	37,513
International Small Company Trust	2,932	1,718	—	3,050	7,700
International Value Trust	7,772	6,128	—	67,130	81,030
Lifestyle Aggressive PS Series	10,090	66,540	—	1,453	78,083
Lifestyle Balanced PS Series	1,131	41,040	—	1,003	43,174
Lifestyle Conservative PS Series	957	32,163	—	43	33,163
Lifestyle Growth PS Series	1,507	78,096	—	207	79,810
Lifestyle Moderate PS Series	425	22,419	—	88	22,932
Mid Cap Index Trust	696,065	78,079	—	98,997	873,141
Mid Cap Stock Trust	13,435	7,419	—	40,846	61,700
Mid Value Trust	187,846	42,746	—	268,322	498,914
Mutual Shares Trust	14,540	—	—	31,306	45,846
Real Estate Securities Trust	6,513	4,390	—	17,659	28,562
Science & Technology Trust	167,166	19,871	—	8,859	195,896
Small Cap Growth Trust	8,349	2,730	—	25,329	36,408

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Portfolio	Series I	Series II	Series III	Series NAV	Total
Small Cap Index Trust	$162,676	$29,631	—	$43,176	$235,483
Small Cap Opportunities Trust	113,567	48,400	—	119,791	281,758
Small Cap Value Trust	24,334	2,984	—	23,719	51,037
Small Company Growth Trust	—	—	—	10,002	10,002
Small Company Value Trust	47,543	39,512	—	144,731	231,786
Strategic Equity Allocation Trust	—	—	—	15,189,094	15,189,094
Total Stock Market Index Trust	16,840	1,513	—	3,435	21,788
U.S. Equity Trust	9,671	566	—	51,299	61,536
Utilities Trust	31,332	1,728	—	2,587	35,647
Value Trust	40,366	2,345	—	2,035	44,746

Expense recapture.  Through September 30, 2014, the Advisor recaptured operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements to the extent that a portfolio was below its expense limitation during this period. The table below outlines the amounts recovered during the year ended December 31, 2014. Effective October 1, 2014, the expense recapture program was terminated by the Advisor and no additional amounts will be recaptured.

Portfolio	Amounts recovered during the period ended December 31, 2014
Lifestyle Balanced PS Series	$5,108
Lifestyle Growth PS Series	3,036
Lifestyle Moderate PS Series	12,163

Portfolio	Series I	Series II	Series NAV	Total
Lifestyle Balanced PS Series	$116	$4,904	$88	$5,108
Lifestyle Growth PS Series	40	2,995	1	3,036
Lifestyle Moderate PS Series	270	11,868	25	12,163

The investment management fees, including the impact of the waivers, reimbursements and amounts recaptured as described above, incurred for the year ended December 31, 2014 were equivalent to a net annual effective rate of the portfolios’ average daily net assets.

Portfolio	Annual Effective Rate
500 Index Trust B	0.22%
All Cap Core Trust	0.77%
Alpha Opportunities Trust	0.93%
American Asset Allocation Trust	0.00%*
American Global Growth Trust	0.00%*
American Growth Trust	0.00%*
American Growth-Income Trust	0.00%*
American International Trust	0.00%*
American New World Trust	0.00%*
Blue Chip Growth Trust	0.74%
Capital Appreciation Trust	0.69%
Capital Appreciation Value Trust	0.77%
Core Strategy Trust	0.04%
Emerging Markets Value Trust	0.94%
Equity-Income Trust	0.74%
Financial Industries Trust	0.76%
Franklin Templeton Founding Allocation Trust	0.04%
Fundamental All Cap Core Trust	0.67%
Fundamental Large Cap Value Trust	0.62%
Global Trust	0.79%
Health Sciences Trust	0.91%
International Core Trust	0.88%
International Equity Index Trust B	0.30%
International Growth Stock Trust	0.78%
International Small Company Trust	0.94%
International Value Trust	0.79%
Lifestyle Aggressive PS Series	0.00%
Lifestyle Balanced PS Series	0.04%
Lifestyle Conservative PS Series	0.02%
Lifestyle Growth PS Series	0.04%
Lifestyle Moderate PS Series	0.04%
Mid Cap Index Trust	0.37%
Mid Cap Stock Trust	0.82%
Mid Value Trust	0.90%
Mutual Shares Trust	0.93%
Real Estate Securities Trust	0.69%
Science & Technology Trust	0.97%
Small Cap Growth Trust	1.04%
Small Cap Index Trust	0.43%
Small Cap Opportunities Trust	0.90%
Small Cap Value Trust	1.03%
Small Company Growth Trust	0.99%
Small Company Value Trust	0.97%
Strategic Equity Allocation Trust	0.49%
Total Stock Market Index Trust	0.48%
U.S. Equity Trust	0.75%
Utilities Trust	0.82%
Value Trust	0.68%

*	The JHVIT Feeder Funds do not incur investment advisory fees. For more information on these portfolios, see Note 1.

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2014 amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.

Distribution and service plans.  The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares.

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For all portfolios except American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees. For American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.60%
Series II	0.75%
Series III	0.25%

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other portfolios within the John Hancock group of funds complex.

Interfund lending program  Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other portfolios advised by the Advisor, may be allowed to participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated portfolios. Any open loans at period end are presented under the caption Payable for interfund lending in the portfolios’ Statement of assets and liabilities. At period end, no interfund loans were outstanding. The portfolios’ activity in this program during the period for which loans were outstanding was as follows:

Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Blue Chip Growth Trust	Borrower	$40,854,321	1	0.45%	($511)
International Small Company Trust	Borrower	11,063,344	2	0.43%	(266)
U.S. Equity Trust	Borrower	11,042,882	2	0.45%	(276)
500 Index Trust B	Lender	15,606,579	1	0.45%	195
Fundamental Large Cap Value Trust	Lender	13,918,384	1	0.45%	174
Mid Cap Index Trust	Lender	11,213,087	1	0.43%	134
Mutual Shares Trust	Lender	11,043,377	1	0.45%	137
Small Cap Index Trust	Lender	10,560,643	1	0.44%	129
Strategic Equity Allocation Trust	Lender	17,992,986	2	0.44%	444
Total Stock Market Index Trust	Lender	11,577,994	1	0.44%	142

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in portfolio shares for the years ended December 31, 2014 and 2013 were as follows:

500 Index Trust B	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	7,222,435	$177,842,601	7,027,750	$145,347,046
Distributions reinvested	2,076,968	52,690,059	1,260,364	28,534,907
Repurchased	(3,845,629)	(93,736,423)	(3,953,458)	(84,411,207)
Net increase	5,453,774	$136,796,237	4,334,656	$89,470,746
Series II shares
Sold	282,576	$7,041,397	225,437	$4,722,870
Distributions reinvested	56,918	1,443,297	37,286	844,557
Repurchased	(398,136)	(9,579,019)	(669,577)	(13,848,450)
Net decrease	(58,642)	($1,094,325)	(406,854)	($8,281,023)
Series NAV shares
Sold	2,203,501	$53,760,276	2,652,724	$54,364,966
Distributions reinvested	1,782,457	45,214,636	1,140,044	25,812,297
Repurchased	(4,272,892)	(104,251,507)	(6,177,075)	(129,150,945)
Net decrease	(286,934)	($5,276,595)	(2,384,307)	($48,973,682)
Total net increase	5,108,198	$130,425,317	1,543,495	$32,216,041

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All Cap Core Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	47,457	$1,239,617	200,372	$4,368,987
Distributions reinvested	28,195	762,795	41,954	1,022,729
Repurchased	(558,302)	(14,494,255)	(640,101)	(14,304,592)
Net decrease	(482,650)	($12,491,843)	(397,775)	($8,912,876)
Series II shares
Sold	39,681	$1,041,773	129,493	$2,900,726
Distributions reinvested	1,962	52,866	3,757	91,265
Repurchased	(155,037)	(3,961,330)	(199,447)	(4,479,238)
Net decrease	(113,394)	($2,866,691)	(66,197)	($1,487,247)
Series NAV shares
Sold	640,674	$16,312,997	104,591	$2,282,163
Distributions reinvested	98,711	2,672,112	145,169	3,540,985
Repurchased	(2,400,910)	(63,844,439)	(3,398,638)	(75,887,668)
Net decrease	(1,661,525)	($44,859,330)	(3,148,878)	($70,064,520)
Total net decrease	(2,257,569)	($60,217,864)	(3,612,850)	($80,464,643)

Alpha Opportunities Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	13,442	$210,037	8,791	$136,380
Distributions reinvested	13,641	183,781	5,486	84,222
Repurchased	(25,214)	(405,561)	(10,383)	(159,200)
Net increase (decrease)	1,869	($11,743)	3,894	$61,402
Series NAV shares
Sold	849,501	$11,022,103	33,480	$529,567
Distributions reinvested	13,825,679	186,553,939	6,233,911	95,835,720
Repurchased	(13,783,863)	(213,729,260)	(16,261,630)	(252,043,945)
Net increase (decrease)	891,317	($16,153,218)	(9,994,239)	($155,678,658)
Total net increase (decrease)	893,186	($16,164,961)	(9,990,345)	($155,617,256)

American Asset Allocation Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,132,119	$17,797,284	590,531	$8,375,161
Distributions reinvested	214,872	3,414,337	146,724	2,225,796
Repurchased	(1,435,526)	(22,307,057)	(1,575,013)	(21,884,473)
Net decrease	(88,535)	($1,095,436)	(837,758)	($11,283,516)
Series II shares
Sold	22,146	$343,065	114,906	$1,608,770
Distributions reinvested	1,129,048	17,940,641	820,871	12,452,605
Repurchased	(11,307,462)	(175,745,775)	(11,624,246)	(161,754,540)
Net decrease	(10,156,268)	($157,462,069)	(10,688,469)	($147,693,165)
Series III shares
Sold	10,607	$162,841	13,743	$190,247
Distributions reinvested	180,002	2,858,454	150,516	2,281,833
Repurchased	(1,674,698)	(26,221,216)	(1,315,889)	(18,399,019)
Net decrease	(1,484,089)	($23,199,921)	(1,151,630)	($15,926,939)
Total net decrease	(11,728,892)	($181,757,426)	(12,677,857)	($174,903,620)

American Global Growth Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	176,655	$2,744,931	154,056	$2,135,470
Issued in reorganization (Note 11)	—	—	103,037	1,359,864
Distributions reinvested	3,792	60,857	2,725	42,561
Repurchased	(39,212)	(615,500)	(118,477)	(1,576,666)
Net increase	141,235	$2,190,288	141,341	$1,961,229
Series II shares
Sold	245,411	$3,810,084	133,594	$1,805,812
Issued in reorganization (Note 11)	—	—	4,229,448	55,699,173
Distributions reinvested	84,687	1,356,687	103,908	1,619,932
Repurchased	(2,412,128)	(37,805,287)	(3,034,692)	(42,251,667)
Net increase (decrease)	(2,082,030)	($32,638,516)	1,432,258	$16,873,250
Series III shares
Sold	86,178	$1,344,454	20,337	$277,971
Issued in reorganization (Note 11)	—	—	2,647,788	34,878,519
Distributions reinvested	25,676	411,080	29,127	453,792
Repurchased	(401,830)	(6,308,329)	(475,375)	(6,871,738)
Net increase (decrease)	(289,976)	($4,552,795)	2,221,877	$28,738,544
Total net increase (decrease)	(2,230,771)	($35,001,023)	3,795,476	$47,573,023

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American Growth Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	438,648	$10,233,369	803,955	$15,680,698
Distributions reinvested	39,434	960,173	24,378	544,368
Repurchased	(491,696)	(11,460,553)	(1,138,536)	(21,912,769)
Net decrease	(13,614)	($267,011)	(310,203)	($5,687,703)
Series II shares
Sold	190,467	$4,259,363	35	$657
Distributions reinvested	225,440	5,471,050	151,477	3,371,885
Repurchased	(7,998,923)	(184,268,604)	(11,071,833)	(219,006,043)
Net decrease	(7,583,016)	($174,538,191)	(10,920,321)	($215,633,501)
Series III shares
Sold	52,106	$1,170,195	18,374	$369,865
Distributions reinvested	50,858	1,234,291	42,284	940,820
Repurchased	(873,809)	(20,296,067)	(964,935)	(19,356,522)
Net decrease	(770,845)	($17,891,581)	(904,277)	($18,045,837)
Total net decrease	(8,367,475)	($192,696,783)	(12,134,801)	($239,367,041)

American Growth-Income Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	226,737	$5,352,098	348,988	$6,353,989
Distributions reinvested	97,374	2,368,042	111,121	2,431,337
Repurchased	(1,471,785)	(33,806,201)	(2,068,400)	(39,147,029)
Net decrease	(1,147,674)	($26,086,061)	(1,608,291)	($30,361,703)
Series II shares
Sold	—	—	24,055	$461,337
Distributions reinvested	226,032	$5,487,779	301,983	6,595,302
Repurchased	(7,628,962)	(175,175,423)	(11,354,437)	(219,439,977)
Net decrease	(7,402,930)	($169,687,644)	(11,028,399)	($212,383,338)
Series III shares
Sold	25,759	$572,429	9,315	$177,799
Distributions reinvested	127,228	3,089,035	156,812	3,424,785
Repurchased	(2,247,431)	(52,098,989)	(3,006,181)	(58,767,810)
Net decrease	(2,094,444)	($48,437,525)	(2,840,054)	($55,165,226)
Total net decrease	(10,645,048)	($244,211,230)	(15,476,744)	($297,910,267)

American International Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	670,745	$12,761,780	732,310	$12,446,002
Distributions reinvested	50,670	944,629	43,786	838,500
Repurchased	(726,288)	(13,888,402)	(1,031,088)	(17,831,427)
Net decrease	(4,873)	($181,993)	(254,992)	($4,546,925)
Series II shares
Sold	1,436,668	$26,972,764	388,716	$6,428,784
Distributions reinvested	221,396	4,123,118	223,988	4,287,127
Repurchased	(5,261,531)	(100,823,171)	(6,819,697)	(119,337,844)
Net decrease	(3,603,467)	($69,727,289)	(6,206,993)	($108,621,933)
Series III shares
Sold	166,492	$3,131,332	68,877	$1,166,153
Distributions reinvested	36,983	687,217	35,267	673,252
Repurchased	(379,096)	(7,298,860)	(409,175)	(7,219,677)
Net decrease	(175,621)	($3,480,311)	(305,031)	($5,380,272)
Total net decrease	(3,783,961)	($73,389,593)	(6,767,016)	($118,549,130)

American New World Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	335,349	$4,847,195	345,175	$4,819,909
Distributions reinvested	37,967	552,970	9,034	133,796
Repurchased	(139,728)	(2,017,530)	(82,569)	(1,148,675)
Net increase	233,588	$3,382,635	271,640	$3,805,030
Series II shares
Sold	576,089	$8,498,238	312,721	$4,354,981
Distributions reinvested	125,517	1,838,601	32,647	483,178
Repurchased	(1,002,480)	(14,883,589)	(1,079,967)	(15,036,481)
Net decrease	(300,874)	($4,546,750)	(734,599)	($10,198,322)
Series III shares
Sold	7,125	$100,945	7,599	$102,890
Distributions reinvested	4,969	71,711	1,763	26,064
Repurchased	(18,312)	(269,578)	(55,090)	(773,628)
Net decrease	(6,218)	($96,922)	(45,728)	($644,674)
Total net decrease	(73,504)	($1,261,037)	(508,687)	($7,037,966)

185

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Blue Chip Growth Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	124,911	$4,310,000	202,978	$6,370,616
Distributions reinvested	355,567	12,537,282	24,655	793,631
Repurchased	(1,584,176)	(54,908,533)	(1,657,888)	(47,095,669)
Net decrease	(1,103,698)	($38,061,251)	(1,430,255)	($39,931,422)
Series II shares
Sold	258,120	$9,001,003	426,286	$12,629,399
Distributions reinvested	153,292	5,349,879	4,615	147,367
Repurchased	(1,083,999)	(36,840,420)	(1,134,303)	(32,253,053)
Net decrease	(672,587)	($22,489,538)	(703,402)	($19,476,287)
Series NAV shares
Sold	491,533	$16,838,679	321,800	$8,746,468
Distributions reinvested	1,512,635	53,290,139	127,133	4,087,331
Repurchased	(8,377,415)	(293,202,330)	(12,924,722)	(372,020,413)
Net decrease	(6,373,247)	($223,073,512)	(12,475,789)	($359,186,614)
Total net decrease	(8,149,532)	($283,624,301)	(14,609,446)	($418,594,323)

Capital Appreciation Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	410,844	$6,406,947	422,345	$6,078,599
Distributions reinvested	1,394,843	21,327,155	29,908	442,932
Repurchased	(2,128,370)	(33,547,256)	(2,683,548)	(35,305,286)
Net decrease	(322,683)	($5,813,154)	(2,231,295)	($28,783,755)
Series II shares
Sold	524,208	$8,086,709	478,806	$6,254,548
Distributions reinvested	522,529	7,864,061	10,455	152,848
Repurchased	(1,236,096)	(19,255,960)	(1,748,544)	(22,669,301)
Net decrease	(189,359)	($3,305,190)	(1,259,283)	($16,261,905)
Series NAV shares
Sold	631,759	$9,547,779	519,601	$6,450,063
Distributions reinvested	5,624,508	86,054,969	132,581	1,964,850
Repurchased	(10,766,987)	(171,916,603)	(16,013,771)	(217,714,259)
Net decrease	(4,510,720)	($76,313,855)	(15,361,589)	($209,299,346)
Total net decrease	(5,022,762)	($85,432,199)	(18,852,167)	($254,345,006)

Capital Appreciation Value Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	397,768	$5,223,934	170,218	$2,146,141
Distributions reinvested	42,075	524,947	6,529	83,013
Repurchased	(220,813)	(2,825,157)	(142,198)	(1,850,584)
Net increase	219,030	$2,923,724	34,549	$378,570
Series II shares
Sold	396,839	$5,080,183	44,739	$602,633
Distributions reinvested	3,307,471	41,127,354	2,410,409	30,537,401
Repurchased	(3,131,468)	(41,211,249)	(3,086,034)	(39,662,332)
Net increase (decrease)	572,842	$4,996,288	(630,886)	($8,522,298)
Series NAV shares
Sold	602,627	$7,916,466	561,774	$7,246,879
Distributions reinvested	299,264	3,731,532	226,436	2,875,470
Repurchased	(840,974)	(10,972,576)	(425,112)	(5,580,573)
Net increase	60,917	$675,422	363,098	$4,541,776
Total net increase (decrease)	852,789	$8,595,434	(233,239)	($3,601,952)

186

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Core Strategy Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	348,560	$5,106,497	27,602	$410,636
Issued in reorganization (Note 11)	—	—	9,756,808	139,565,839
Distributions reinvested	245,524	3,715,799	61,990	893,277
Repurchased	(1,358,493)	(20,318,783)	(50,529)	(722,527)
Net increase (decrease)	(764,409)	($11,496,487)	9,795,871	$140,147,225
Series II shares
Sold	1,162,377	$17,428,740	4,794,736	$70,893,226
Issued in reorganization (Note 11)	—	—	204,996,045	2,937,992,446
Distributions reinvested	6,195,871	94,078,293	6,715,054	95,809,975
Repurchased	(25,314,361)	(378,186,275)	(5,319,159)	(77,535,719)
Net increase (decrease)	(17,956,113)	($266,679,242)	211,186,676	$3,027,159,928
Series NAV shares
Sold	1,881,849	$28,201,418	840,514	$12,229,728
Issued in reorganization (Note 11)	—	—	4,447,841	63,693,738
Distributions reinvested	288,443	4,367,958	514,722	7,331,959
Repurchased	(758,403)	(11,284,219)	(386,681)	(5,736,813)
Net increase	1,411,889	$21,285,157	5,416,396	$77,518,612
Total net increase (decrease)	(17,308,633)	($256,890,572)	226,398,943	$3,244,825,765

Emerging Markets Value Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	52,220	$511,792	159,546	$1,623,815
Distributions reinvested	19,143	197,907	20,517	210,468
Repurchased	(182,639)	(1,830,222)	(609,456)	(6,547,420)
Net decrease	(111,276)	($1,120,523)	(429,393)	($4,713,137)
Series NAV shares
Sold	1,683,054	$16,690,233	2,418,678	$24,589,483
Distributions reinvested	4,693,034	48,329,248	5,006,067	51,272,641
Repurchased	(22,589,476)	(234,439,571)	(2,590,470)	(27,259,172)
Net increase (decrease)	(16,213,388)	($169,420,090)	4,834,275	$48,602,952
Total net increase (decrease)	(16,324,664)	($170,540,613)	4,404,882	$43,889,815

Equity-Income Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	123,201	$2,431,015	117,662	$2,050,550
Distributions reinvested	1,785,132	34,292,422	321,473	6,235,216
Repurchased	(2,463,663)	(48,592,204)	(2,884,238)	(51,917,375)
Net decrease	(555,330)	($11,868,767)	(2,445,103)	($43,631,609)
Series II shares
Sold	156,849	$3,015,780	370,765	$6,687,564
Distributions reinvested	936,119	17,912,511	162,656	3,145,630
Repurchased	(1,861,914)	(36,729,698)	(1,928,120)	(34,690,812)
Net decrease	(768,946)	($15,801,407)	(1,394,699)	($24,857,618)
Series NAV shares
Sold	2,064,167	$39,963,832	393,053	$6,995,671
Distributions reinvested	8,385,830	160,587,602	1,509,080	29,183,700
Repurchased	(12,345,128)	(243,649,071)	(19,752,880)	(353,045,282)
Net decrease	(1,895,131)	($43,097,637)	(17,850,747)	($316,865,911)
Total net decrease	(3,219,407)	($70,767,811)	(21,690,549)	($385,355,138)

187

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Financial Industries Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	578,497	$9,279,479	1,546,391	$21,620,398
Distributions reinvested	54,932	929,939	135,114	2,054,117
Repurchased	(1,286,782)	(20,784,747)	(1,173,931)	(16,858,946)
Net increase (decrease)	(653,353)	($10,575,329)	507,574	$6,815,569
Series II shares
Sold	82,055	$1,324,557	244,415	$3,422,168
Distributions reinvested	7,057	118,812	24,677	373,033
Repurchased	(454,742)	(7,258,034)	(422,086)	(5,986,817)
Net decrease	(365,630)	($5,814,665)	(152,994)	($2,191,616)
Series NAV shares
Sold	100,448	$1,600,686	216,406	$3,018,548
Distributions reinvested	9,765	165,036	25,069	380,609
Repurchased	(317,575)	(5,119,300)	(241,523)	(3,428,403)
Net decrease	(207,362)	($3,353,578)	(48)	($29,246)
Total net increase (decrease)	(1,226,345)	($19,743,572)	354,532	$4,594,707

Franklin Templeton Founding Allocation Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	17,891	$241,695	19,933	$234,058
Distributions reinvested	109,557	1,442,911	90,300	1,173,898
Repurchased	(638,133)	(8,665,136)	(458,857)	(5,508,921)
Net decrease	(510,685)	($6,980,530)	(348,624)	($4,100,965)
Series II shares
Sold	69,886	$951,688	22,582	$266,014
Distributions reinvested	2,658,344	35,064,750	2,074,530	27,010,385
Repurchased	(12,888,357)	(174,184,960)	(12,473,781)	(150,584,356)
Net decrease	(10,160,127)	($138,168,522)	(10,376,669)	($123,307,957)
Series NAV shares
Sold	990,494	$13,307,151	915,940	$11,639,546
Distributions reinvested	105,246	1,385,075	54,074	702,956
Repurchased	(144,558)	(1,953,481)	(70,132)	(839,605)
Net increase	951,182	$12,738,745	899,882	$11,502,897
Total net decrease	(9,719,630)	($132,410,307)	(9,825,411)	($115,906,025)

Fundamental All Cap Core Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	507,409	$10,960,928	721,764	$12,703,010
Distributions reinvested	27,312	614,028	67,793	1,342,602
Repurchased	(1,341,313)	(28,304,887)	(1,638,683)	(29,301,234)
Net decrease	(806,592)	($16,729,931)	(849,126)	($15,255,622)
Series II shares
Sold	47,151	$1,007,550	102,502	$1,780,228
Distributions reinvested	5,687	127,287	24,667	486,399
Repurchased	(776,432)	(16,364,898)	(1,136,321)	(20,151,312)
Net decrease	(723,594)	($15,230,061)	(1,009,152)	($17,884,685)
Series NAV shares
Sold	94,990	$2,079,215	193,942	$3,509,810
Distributions reinvested	282,372	6,373,977	633,787	12,606,759
Repurchased	(5,588,159)	(118,984,445)	(6,373,301)	(113,652,494)
Net decrease	(5,210,797)	($110,531,253)	(5,545,572)	($97,535,925)
Total net decrease	(6,740,983)	($142,491,245)	(7,403,850)	($130,676,232)

188

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Fundamental Large Cap Value Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,594,681	$26,621,328	10,731,676	$159,250,549
Issued in reorganization (Note 11)	19,028,843	333,235,593	2,045,655	31,714,754
Distributions reinvested	203,410	3,598,169	177,887	2,755,700
Repurchased	(2,519,265)	(42,241,027)	(1,343,105)	(19,814,208)
Net increase	18,307,669	$321,214,063	11,612,113	$173,906,795
Series II shares
Sold	434,982	$7,363,703	62,523	$736,606
Issued in reorganization (Note 11)	13,397,312	235,964,424	1,807,879	28,232,522
Distributions reinvested	56,566	1,008,439	10,712	166,942
Repurchased	(1,403,249)	(23,879,502)	(519,673)	(7,360,603)
Net increase	12,485,611	$220,457,064	1,361,441	$21,775,467
Series NAV shares
Sold	9,290,013	$157,520,105	310,133	$4,392,120
Issued in reorganization (Note 11)	1,248,859	21,881,868	20,918,430	324,345,974
Distributions reinvested	356,730	6,301,311	353,630	5,479,111
Repurchased	(8,204,611)	(140,108,533)	(8,966,249)	(129,058,448)
Net increase	2,690,991	$45,594,751	12,615,944	$205,158,757
Total net increase	33,484,271	$587,265,878	25,589,498	$400,841,019

Global Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	254,548	$5,147,049	80,589	$1,419,634
Issued in reorganization (Note 11)	1,514,576	30,410,504	—	—
Distributions reinvested	177,392	3,583,673	122,189	2,457,954
Repurchased	(1,325,653)	(27,412,694)	(1,436,228)	(26,213,907)
Net increase (decrease)	620,863	$11,728,532	(1,233,450)	($22,336,319)
Series II shares
Sold	82,890	$1,671,462	211,482	$3,810,173
Issued in reorganization (Note 11)	1,879,157	37,550,993	—	—
Distributions reinvested	54,401	1,093,238	20,532	411,728
Repurchased	(489,380)	(10,015,321)	(476,815)	(8,637,393)
Net increase (decrease)	1,527,068	$30,300,372	(244,801)	($4,415,492)
Series NAV shares
Sold	191,861	$3,975,551	21,849	$396,027
Issued in reorganization (Note 11)	2,347,755	47,108,888	—	—
Distributions reinvested	485,910	9,809,993	335,345	6,739,470
Repurchased	(1,779,064)	(36,990,513)	(4,009,951)	(73,806,352)
Net increase (decrease)	1,246,462	$23,903,919	(3,652,757)	($66,670,855)
Total net increase (decrease)	3,394,393	$65,932,823	(5,131,008)	($93,422,666)

Health Sciences Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	889,195	$28,041,558	723,649	$18,491,372
Distributions reinvested	498,565	15,121,472	292,462	8,022,240
Repurchased	(1,012,758)	(31,508,616)	(661,765)	(17,143,634)
Net increase	375,002	$11,654,414	354,346	$9,369,978
Series II shares
Sold	456,818	$13,894,995	364,774	$9,042,733
Distributions reinvested	433,116	12,655,648	269,498	7,168,647
Repurchased	(902,596)	(27,364,428)	(718,318)	(18,384,206)
Net decrease	(12,662)	($813,785)	(84,046)	($2,172,826)
Series NAV shares
Sold	520,636	$16,464,404	537,549	$14,328,472
Distributions reinvested	365,357	11,154,352	198,251	5,467,768
Repurchased	(403,798)	(12,710,064)	(526,657)	(13,666,659)
Net increase	482,195	$14,908,692	209,143	$6,129,581
Total net increase	844,535	$25,749,321	479,443	$13,326,733

189

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Core Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	191,683	$2,234,411	186,638	$1,978,393
Distributions reinvested	147,676	1,662,311	111,080	1,279,507
Repurchased	(538,033)	(6,320,709)	(789,754)	(8,226,051)
Net decrease	(198,674)	($2,423,987)	(492,036)	($4,968,151)
Series II shares
Sold	241,614	$2,871,984	274,295	$2,897,601
Distributions reinvested	55,620	632,003	47,332	549,520
Repurchased	(567,648)	(6,742,525)	(501,291)	(5,373,748)
Net decrease	(270,414)	($3,238,538)	(179,664)	($1,926,627)
Series NAV shares
Sold	3,517,732	$39,357,522	579,752	$6,007,820
Distributions reinvested	2,359,645	26,468,363	1,838,504	21,109,106
Repurchased	(10,474,728)	(126,337,290)	(2,281,374)	(25,910,763)
Net increase (decrease)	(4,597,351)	($60,511,405)	136,882	$1,206,163
Total net decrease	(5,066,439)	($66,173,930)	(534,818)	($5,688,615)

International Equity Index Trust B	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,482,350	$25,393,711	1,495,175	$24,149,960
Distributions reinvested	536,576	9,046,598	402,320	6,808,273
Repurchased	(1,621,065)	(27,697,419)	(1,415,322)	(23,007,140)
Net increase	397,861	$6,742,890	482,173	$7,951,093
Series II shares
Sold	176,921	$3,078,904	237,198	$3,781,973
Distributions reinvested	37,966	641,177	33,382	565,528
Repurchased	(429,420)	(7,491,467)	(605,990)	(9,664,897)
Net decrease	(214,533)	($3,771,386)	(335,410)	($5,317,396)
Series NAV shares
Sold	1,240,642	$20,990,607	1,181,326	$19,134,762
Distributions reinvested	625,062	10,536,660	517,674	8,760,183
Repurchased	(3,322,765)	(57,846,115)	(2,453,997)	(39,582,472)
Net decrease	(1,457,061)	($26,318,848)	(754,997)	($11,687,527)
Total net decrease	(1,273,733)	($23,347,344)	(608,234)	($9,053,830)

International Growth Stock Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	39,935	$693,115	20,095	$322,761
Distributions reinvested	2,965	51,534	2,060	33,837
Repurchased	(83,051)	(1,435,724)	(24,232)	(370,117)
Net decrease	(40,151)	($691,075)	(2,077)	($13,519)
Series II shares
Sold	178,842	$3,022,746	107,821	$1,688,159
Distributions reinvested	20,973	364,634	13,261	218,040
Repurchased	(283,137)	(4,828,041)	(340,465)	(5,200,338)
Net decrease	(83,322)	($1,440,661)	(219,383)	($3,294,139)
Series NAV shares
Sold	512,703	$8,545,528	507,096	$7,572,970
Distributions reinvested	539,388	9,358,932	382,272	6,278,980
Repurchased	(4,785,097)	(83,608,202)	(1,731,953)	(27,845,949)
Net decrease	(3,733,006)	($65,703,742)	(842,585)	($13,993,999)
Total net decrease	(3,856,479)	($67,835,478)	(1,064,045)	($17,301,657)

International Small Company Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	272,295	$3,524,319	274,674	$3,295,745
Distributions reinvested	44,486	561,048	61,853	760,896
Repurchased	(786,577)	(10,039,168)	(716,342)	(7,988,615)
Net decrease	(469,796)	($5,953,801)	(379,815)	($3,931,974)
Series II shares
Sold	129,992	$1,616,179	283,445	$3,247,021
Distributions reinvested	22,101	280,835	33,424	410,881
Repurchased	(536,946)	(6,762,710)	(604,321)	(6,782,614)
Net decrease	(384,853)	($4,865,696)	(287,452)	($3,124,712)
Series NAV shares
Sold	1,789,815	$22,861,927	609,815	$6,874,074
Distributions reinvested	57,041	718,046	59,567	732,360
Repurchased	(1,351,461)	(16,881,993)	(210,360)	(2,393,555)
Net increase	495,395	$6,697,980	459,022	$5,212,879
Total net decrease	(359,254)	($4,121,517)	(208,245)	($1,843,807)

190

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Value Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	213,725	$2,889,901	218,826	$2,757,277
Distributions reinvested	228,918	3,065,848	138,678	2,003,717
Repurchased	(1,222,336)	(17,726,758)	(1,545,330)	(20,271,313)
Net decrease	(779,693)	($11,771,009)	(1,187,826)	($15,510,319)
Series II shares
Sold	244,167	$3,199,104	301,311	$4,035,750
Distributions reinvested	164,979	2,203,413	103,752	1,496,451
Repurchased	(1,428,906)	(20,684,096)	(1,737,455)	(22,744,357)
Net decrease	(1,019,760)	($15,281,579)	(1,332,392)	($17,212,156)
Series NAV shares
Sold	4,267,812	$57,833,389	1,014,461	$13,903,454
Distributions reinvested	2,152,902	28,619,112	1,215,434	17,441,255
Repurchased	(7,883,409)	(117,886,889)	(3,272,658)	(44,959,993)
Net decrease	(1,462,695)	($31,434,388)	(1,042,763)	($13,615,284)
Total net decrease	(3,262,148)	($58,486,976)	(3,562,981)	($46,337,759)

Lifestyle Aggressive PS Series	Year ended 12/31/14		Year ended 12/31/13[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	287,436	$3,607,664	8,000	$100,000
Distributions reinvested	9,699	125,605	156	1,976
Repurchased	(113,555)	(1,484,070)	—	—
Net increase	183,580	$2,249,199	8,156	$101,976
Series II shares
Sold	1,826,831	$23,175,139	9,811	$123,049
Distributions reinvested	69,761	904,104	186	2,361
Repurchased	(416,750)	(5,451,645)	—	—
Net increase	1,479,842	$18,627,598	9,997	$125,410
Series NAV shares
Sold	40,471	$532,519	8,000	$100,000
Distributions reinvested	2,418	31,313	157	1,989
Repurchased	(10,054)	(129,980)	—	—
Net increase	32,835	$433,852	8,157	$101,989
Total net increase	1,696,257	$21,310,649	26,310	$329,375

1  Period from 11-1-13 (the inception date) to 12-31-13.

Lifestyle Balanced PS Series	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	2,052,067	$28,981,085	17,489	$245,909
Distributions reinvested	80,100	1,150,168	356	4,961
Repurchased	(145,484)	(2,105,351)	(219)	(3,064)
Net increase	1,986,683	$28,025,902	17,626	$247,806
Series II shares
Sold	52,364,723	$739,247,998	2,241,590	$31,048,274
Distributions reinvested	2,565,032	36,911,260	566,228	7,919,871
Repurchased	(4,607,172)	(66,409,684)	(714,354)	(9,774,108)
Net increase	50,322,583	$709,749,574	2,093,464	$29,194,037
Series NAV shares[1]
Sold	2,163,770	$30,755,466	7,356	$102,956
Distributions reinvested	81,975	1,175,835	156	2,163
Repurchased	(128,561)	(1,841,863)	—	—
Net increase	2,117,184	$30,089,438	7,512	$105,119
Total net increase	54,426,450	$767,864,914	2,118,602	$29,546,962

1  The inception date for Series I and Series NAV share is 11-1-13.

191

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Conservative PS Series	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	810,552	$10,955,218	7,552	$101,800
Distributions reinvested	24,851	334,044	188	2,470
Repurchased	(242,133)	(3,297,692)	—	—
Net increase	593,270	$7,991,570	7,740	$104,270
Series II shares
Sold	12,370,374	$166,120,136	336,779	$4,513,197
Distributions reinvested	565,340	7,607,263	128,965	1,713,976
Repurchased	(2,615,609)	(35,531,919)	(1,120,812)	(14,977,817)
Net increase (decrease)	10,320,105	$138,195,480	(655,068)	($8,750,644)
Series NAV shares[1]
Sold	18,226	$248,870	7,419	$100,000
Distributions reinvested	981	13,158	188	2,476
Repurchased	(303)	(4,131)	—	—
Net increase	18,904	$257,897	7,607	$102,476
Total net increase (decrease)	10,932,279	$146,444,947	(639,721)	($8,543,898)

1  The inception date for Series I and Series NAV share is 11-1-13.

Lifestyle Growth PS Series	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	2,397,096	$35,195,753	266,926	$3,840,987
Distributions reinvested	90,001	1,355,921	3,915	56,612
Repurchased	(260,611)	(3,906,148)	(56)	(815)
Net increase	2,226,486	$32,645,526	270,785	$3,896,784
Series II shares
Sold	106,255,386	$1,555,459,382	6,422,490	$92,024,195
Distributions reinvested	4,265,196	64,297,694	683,469	9,840,579
Repurchased	(4,914,980)	(74,177,569)	(361,817)	(5,007,210)
Net increase	105,605,602	$1,545,579,507	6,744,142	$96,857,564
Series NAV shares[1]
Sold	801,080	$12,079,069	6,988	$100,000
Distributions reinvested	25,126	377,578	106	1,531
Repurchased	(10,225)	(152,920)	—	—
Net increase	815,981	$12,303,727	7,094	$101,531
Total net increase	108,648,069	$1,590,528,760	7,022,021	$100,855,879

1  The inception date for Series I and Series NAV share is 11-1-13.

Lifestyle Moderate PS Series	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	636,447	$8,922,828	13,749	$191,726
Distributions reinvested	26,279	371,159	300	4,131
Repurchased	(106,327)	(1,513,092)	(4)	(48)
Net increase	556,399	$7,780,895	14,045	$195,809
Series II shares
Sold	17,726,576	$248,481,827	749,062	$10,315,894
Distributions reinvested	1,047,418	14,824,642	241,042	3,349,134
Repurchased	(2,321,749)	(33,094,513)	(786,406)	(10,782,527)
Net increase	16,452,245	$230,211,956	203,698	$2,882,501
Series NAV shares[1]
Sold	218,338	$3,112,625	9,180	$127,745
Distributions reinvested	8,238	115,904	160	2,203
Repurchased	(5,826)	(81,465)	—	—
Net increase	220,750	$3,147,064	9,340	$129,948
Total net increase	17,229,394	$241,139,915	227,083	$3,208,258

1  The inception date for Series I and Series NAV share is 11-1-13.

192

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Mid Cap Index Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,201,153	$26,598,245	3,908,805	$78,384,142
Distributions reinvested	2,074,207	45,864,229	1,823,255	38,478,358
Repurchased	(2,930,176)	(64,480,449)	(1,543,115)	(32,211,402)
Net increase	345,184	$7,982,025	4,188,945	$84,651,098
Series II shares
Sold	49,018	$1,100,454	273,760	$5,405,283
Distributions reinvested	220,679	4,858,970	228,345	4,798,459
Repurchased	(858,192)	(18,843,088)	(995,426)	(20,224,355)
Net decrease	(588,495)	($12,883,664)	(493,321)	($10,020,613)
Series NAV shares
Sold	804,983	$17,867,419	1,123,444	$22,805,663
Distributions reinvested	299,483	6,625,100	233,595	4,929,990
Repurchased	(373,332)	(8,293,282)	(737,086)	(14,707,234)
Net increase	731,134	$16,199,237	619,953	$13,028,419
Total net increase	487,823	$11,297,598	4,315,577	$87,658,904

Mid Cap Stock Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	53,656	$1,000,426	122,973	$2,362,614
Distributions reinvested	1,961,030	35,710,362	179,722	3,517,158
Repurchased	(1,709,796)	(34,277,033)	(1,871,092)	(34,330,004)
Net increase (decrease)	304,890	$2,433,755	(1,568,397)	($28,450,232)
Series II shares
Sold	182,930	$3,638,695	713,027	$13,002,340
Distributions reinvested	1,125,825	19,825,782	108,738	2,072,540
Repurchased	(1,719,961)	(33,686,271)	(1,984,499)	(35,423,184)
Net decrease	(411,206)	($10,221,794)	(1,162,734)	($20,348,304)
Series NAV shares
Sold	952,460	$20,272,222	3,083,717	$59,514,910
Distributions reinvested	5,937,337	108,890,760	537,536	10,578,707
Repurchased	(5,966,535)	(119,952,022)	(3,500,777)	(65,078,192)
Net increase	923,262	$9,210,960	120,476	$5,015,425
Total net increase (decrease)	816,946	$1,422,921	(2,610,655)	($43,783,111)

Mid Value Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,044,940	$14,996,153	1,156,661	$15,035,564
Distributions reinvested	2,574,680	36,108,991	1,888,289	25,455,767
Repurchased	(3,573,134)	(50,367,033)	(2,941,254)	(39,219,168)
Net increase	46,486	$738,111	103,696	$1,272,163
Series II shares
Sold	64,378	$935,273	231,055	$2,861,077
Distributions reinvested	559,487	7,842,504	459,599	6,190,999
Repurchased	(1,335,010)	(18,997,467)	(1,473,495)	(19,397,747)
Net decrease	(711,145)	($10,219,690)	(782,841)	($10,345,671)
Series NAV shares
Sold	1,059,755	$14,659,213	5,288,718	$70,695,173
Distributions reinvested	3,538,015	49,440,321	2,872,278	38,606,380
Repurchased	(8,145,629)	(118,019,113)	(3,843,299)	(49,566,938)
Net increase (decrease)	(3,547,859)	($53,919,579)	4,317,697	$59,734,615
Total net increase (decrease)	(4,212,518)	($63,401,158)	3,638,552	$50,661,107

Mutual Shares Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	179,259	$2,527,888	18,890	$245,796
Distributions reinvested	721,024	10,355,165	218,832	2,917,885
Repurchased	(2,583,914)	(36,818,415)	(2,951,063)	(36,758,093)
Net decrease	(1,683,631)	($23,935,362)	(2,713,341)	($33,594,412)
Series NAV shares
Sold	87,745	$1,225,594	29,460	$387,304
Distributions reinvested	1,560,800	22,417,058	485,107	6,470,156
Repurchased	(6,253,731)	(88,576,689)	(5,260,529)	(64,635,723)
Net decrease	(4,605,186)	($64,934,037)	(4,745,962)	($57,778,263)
Total net decrease	(6,288,817)	($88,869,399)	(7,459,303)	($91,372,675)

193

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Real Estate Securities Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	407,720	$6,563,836	182,801	$2,673,729
Distributions reinvested	89,769	1,538,681	118,070	1,670,203
Repurchased	(717,571)	(11,615,844)	(1,017,813)	(14,983,368)
Net decrease	(220,082)	($3,513,327)	(716,942)	($10,639,436)
Series II shares
Sold	503,436	$8,210,416	269,461	$3,911,882
Distributions reinvested	51,809	888,289	73,673	1,045,366
Repurchased	(1,070,038)	(17,384,442)	(1,218,313)	(17,998,361)
Net decrease	(514,793)	($8,285,737)	(875,179)	($13,041,113)
Series NAV shares
Sold	706,632	$11,237,413	1,368,382	$20,228,684
Distributions reinvested	255,219	4,350,257	332,845	4,680,127
Repurchased	(1,395,170)	(22,020,124)	(1,852,236)	(27,133,324)
Net decrease	(433,319)	($6,432,454)	(151,009)	($2,224,513)
Total net decrease	(1,168,194)	($18,231,518)	(1,743,130)	($25,905,062)

Science & Technology Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,367,045	$35,559,245	1,017,483	$22,061,703
Distributions reinvested	459,731	12,251,835	—	—
Repurchased	(1,471,527)	(37,698,390)	(2,208,526)	(43,852,342)
Net increase (decrease)	355,249	$10,112,690	(1,191,043)	($21,790,639)
Series II shares
Sold	220,859	$5,662,298	244,729	$5,076,729
Distributions reinvested	56,258	1,466,657	—	—
Repurchased	(495,368)	(12,425,505)	(620,262)	(12,241,773)
Net decrease	(218,251)	($5,296,550)	(375,533)	($7,165,044)
Series NAV shares
Sold	277,670	$7,196,132	231,893	$4,827,228
Distributions reinvested	22,919	614,004	—	—
Repurchased	(227,649)	(5,856,349)	(178,532)	(3,564,666)
Net increase	72,940	$1,953,787	53,361	$1,262,562
Total net increase (decrease)	209,938	$6,769,927	(1,513,215)	($27,693,121)

Small Cap Growth Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	898,011	$11,104,023	2,070,816	$23,680,630
Distributions reinvested	1,614,445	18,243,237	415,704	4,946,873
Repurchased	(2,417,756)	(29,645,446)	(1,464,893)	(16,685,182)
Net increase (decrease)	94,700	($298,186)	1,021,627	$11,942,321
Series II shares
Sold	371,015	$4,648,097	1,226,984	$13,625,800
Distributions reinvested	556,044	6,099,799	152,719	1,776,127
Repurchased	(1,531,455)	(18,332,186)	(1,122,198)	(12,403,838)
Net increase (decrease)	(604,396)	($7,584,290)	257,505	$2,998,089
Series NAV shares
Sold	723,648	$9,146,485	4,038,965	$49,751,934
Distributions reinvested	4,940,154	56,218,951	1,178,860	14,110,960
Repurchased	(6,448,570)	(79,712,597)	(4,494,036)	(50,203,019)
Net increase (decrease)	(784,768)	($14,347,161)	723,789	$13,659,875
Total net increase (decrease)	(1,294,464)	($22,229,637)	2,002,921	$28,600,285

Small Cap Index Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,226,829	$18,780,461	2,996,806	$43,393,839
Distributions reinvested	1,427,480	21,508,863	1,578,353	23,873,278
Repurchased	(3,070,518)	(46,820,509)	(1,351,522)	(19,798,301)
Net increase (decrease)	(416,209)	($6,531,185)	3,223,637	$47,468,816
Series II shares
Sold	64,086	$978,076	120,850	$1,806,703
Distributions reinvested	244,750	3,668,164	326,581	4,915,304
Repurchased	(990,833)	(15,211,716)	(1,246,416)	(18,152,272)
Net decrease	(681,997)	($10,565,476)	(798,985)	($11,430,265)
Series NAV shares
Sold	2,140,599	$32,969,447	920,139	$12,972,953
Distributions reinvested	426,574	6,432,074	369,333	5,594,354
Repurchased	(1,256,018)	(19,222,901)	(525,726)	(7,553,887)
Net increase	1,311,155	$20,178,620	763,746	$11,013,420
Total net increase	212,949	$3,081,959	3,188,398	$47,051,971

194

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Small Cap Opportunities Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	26,212	$808,779	159,756	$4,146,415
Issued in reorganization (Note 11)	—	—	3,001,981	89,954,341
Distributions reinvested	1,758	55,205	7,743	224,469
Repurchased	(731,190)	(22,305,971)	(345,702)	(9,240,913)
Net increase (decrease)	(703,220)	($21,441,987)	2,823,778	$85,084,312
Series II shares
Sold	107,746	$3,249,659	152,047	$3,960,588
Issued in reorganization (Note 11)	—	—	705,364	20,908,958
Distributions reinvested	—	—	5,481	157,212
Repurchased	(506,449)	(15,322,478)	(429,679)	(11,212,373)
Net increase (decrease)	(398,703)	($12,072,819)	433,213	$13,814,385
Series NAV shares
Sold	535,954	$16,178,624	211,528	$5,706,529
Issued in reorganization (Note 11)	—	—	205,101	6,117,770
Distributions reinvested	3,218	100,596	24,183	697,929
Repurchased	(692,395)	(21,281,292)	(488,021)	(12,848,440)
Net decrease	(153,223)	($5,002,072)	(47,209)	($326,212)
Total net increase (decrease)	(1,255,146)	($38,516,878)	3,209,782	$98,572,485

Small Cap Value Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	269,295	$6,862,565	1,608,188	$37,750,813
Distributions reinvested	1,798,688	42,281,197	794,033	20,150,837
Repurchased	(2,285,587)	(57,051,516)	(1,043,861)	(25,439,811)
Net increase (decrease)	(217,604)	($7,907,754)	1,358,360	$32,461,839
Series II shares
Sold	220,955	$5,545,940	297,127	$7,069,378
Distributions reinvested	218,999	5,122,252	103,749	2,621,744
Repurchased	(559,328)	(14,045,433)	(435,354)	(10,404,344)
Net decrease	(119,374)	($3,377,241)	(34,478)	($713,222)
Series NAV shares
Sold	244,881	$6,025,448	384,450	$9,068,999
Distributions reinvested	1,740,740	40,834,869	809,198	20,497,088
Repurchased	(2,793,128)	(69,821,858)	(2,141,005)	(50,955,975)
Net decrease	(807,507)	($22,961,541)	(947,357)	($21,389,888)
Total net increase (decrease)	(1,144,485)	($34,246,536)	376,525	$10,358,729

Small Company Growth Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	11,574	$291,431	1,047,626	$25,959,438
Distributions reinvested	—	—	10,907	260,693
Repurchased	(1,324,076)	(35,134,541)	(672,729)	(14,563,203)
Net increase (decrease)	(1,312,502)	($34,843,110)	385,804	$11,656,928
Total net increase (decrease)	(1,312,502)	($34,843,110)	385,804	$11,656,928

Small Company Value Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	30,888	$765,728	66,293	$1,470,386
Distributions reinvested	69,452	1,706,430	56,704	1,370,552
Repurchased	(587,722)	(14,510,610)	(697,174)	(15,736,062)
Net decrease	(487,382)	($12,038,452)	(574,177)	($12,895,124)
Series II shares
Sold	34,565	$824,186	35,139	$765,848
Distributions reinvested	57,531	1,396,284	48,815	1,167,158
Repurchased	(614,279)	(14,992,024)	(838,204)	(18,702,614)
Net decrease	(522,183)	($12,771,554)	(754,250)	($16,769,608)
Series NAV shares
Sold	260,636	$6,220,528	175,550	$3,954,574
Distributions reinvested	214,546	5,262,817	166,353	4,014,107
Repurchased	(1,664,926)	(41,499,989)	(1,183,312)	(26,458,263)
Net decrease	(1,189,744)	($30,016,644)	(841,409)	($18,489,582)
Total net decrease	(2,199,309)	($54,826,650)	(2,169,836)	($48,154,314)

195

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Strategic Equity Allocation Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	68,702,747	$1,181,011,334	154,572,877	$2,532,290,576
Distributions reinvested	29,408,346	512,488,957	10,969,845	179,946,631
Repurchased	(108,324,339)	(1,856,004,777)	(106,272,165)	(1,612,329,082)
Net increase (decrease)	(10,213,246)	($162,504,486)	59,270,557	$1,099,908,125
Total net increase (decrease)	(10,213,246)	($162,504,486)	59,270,557	$1,099,908,125

Total Stock Market Index Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,389,546	$42,003,641	3,905,243	$59,711,735
Distributions reinvested	675,608	12,383,205	656,878	10,806,390
Repurchased	(2,753,662)	(48,700,035)	(2,194,020)	(34,493,875)
Net increase	311,492	$5,686,811	2,368,101	$36,024,250
Series II shares
Sold	224,943	$4,039,962	117,297	$1,775,001
Distributions reinvested	57,025	1,040,762	65,475	1,072,872
Repurchased	(622,614)	(10,937,949)	(677,269)	(10,301,656)
Net decrease	(340,646)	($5,857,225)	(494,497)	($7,453,783)
Series NAV shares
Sold	428,992	$7,548,258	673,752	$9,973,954
Distributions reinvested	140,005	2,566,251	137,615	2,263,669
Repurchased	(575,648)	(10,214,054)	(686,413)	(10,383,985)
Net increase (decrease)	(6,651)	($99,545)	124,954	$1,853,638
Total net increase (decrease)	(35,805)	($269,959)	1,998,558	$30,424,105

U.S. Equity Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	86,281	$1,602,027	71,099	$1,140,495
Distributions reinvested	101,235	1,967,981	128,250	2,225,647
Repurchased	(1,184,603)	(21,924,880)	(1,301,128)	(21,030,702)
Net decrease	(997,087)	($18,354,872)	(1,101,779)	($17,664,560)
Series II shares
Sold	26,495	$506,334	90,889	$1,498,401
Distributions reinvested	5,244	101,917	6,988	121,206
Repurchased	(113,845)	(2,113,646)	(199,711)	(3,237,481)
Net decrease	(82,106)	($1,505,395)	(101,834)	($1,617,874)
Series NAV shares
Sold	451,279	$8,316,593	173,228	$2,685,734
Distributions reinvested	517,296	10,056,553	749,358	13,006,344
Repurchased	(11,766,303)	(220,649,780)	(11,597,751)	(187,470,702)
Net decrease	(10,797,728)	($202,276,634)	(10,675,165)	($171,778,624)
Total net decrease	(11,876,921)	($222,136,901)	(11,878,778)	($191,061,058)

Utilities Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,158,579	$36,516,339	19,469,126	$283,622,012
Distributions reinvested	1,835,142	30,970,759	537,734	8,227,169
Repurchased	(3,881,285)	(63,833,793)	(3,880,373)	(57,310,919)
Net increase	112,436	$3,653,305	16,126,487	$234,538,262
Series II shares
Sold	164,443	$2,702,765	167,096	$2,339,659
Distributions reinvested	95,367	1,595,861	29,356	445,803
Repurchased	(441,531)	(7,306,447)	(539,608)	(7,791,917)
Net decrease	(181,721)	($3,007,821)	(343,156)	($5,006,455)
Series NAV shares
Sold	423,094	$6,914,819	633,092	$9,523,550
Distributions reinvested	154,562	2,605,818	40,412	617,566
Repurchased	(206,490)	(3,428,673)	(674,483)	(9,797,197)
Net increase (decrease)	371,166	$6,091,964	(979)	$343,919
Total net increase	301,881	$6,737,448	15,782,352	$229,875,726

196

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Value Trust	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,543,408	$91,164,373	1,125,537	$25,379,994
Distributions reinvested	2,366,488	60,793,060	154,000	3,894,141
Repurchased	(2,768,250)	(72,219,724)	(2,276,785)	(52,902,719)
Net increase (decrease)	3,141,646	$79,737,709	(997,248)	($23,628,584)
Series II shares
Sold	61,468	$1,610,908	196,058	$4,510,728
Distributions reinvested	129,660	3,314,831	8,302	208,964
Repurchased	(308,613)	(8,027,981)	(370,394)	(8,467,895)
Net decrease	(117,485)	($3,102,242)	(166,034)	($3,748,203)
Series NAV shares
Sold	239,780	$6,251,418	170,824	$3,971,456
Distributions reinvested	113,681	2,918,167	9,813	247,827
Repurchased	(412,259)	(10,712,693)	(171,901)	(3,960,739)
Net increase (decrease)	(58,798)	($1,543,108)	8,736	$258,544
Total net increase (decrease)	2,965,363	$75,092,359	(1,154,546)	($27,118,243)

Affiliates of the Trust owned shares of beneficial interest of the following portfolios on December 31, 2014:

PORTFOLIO	SERIES	% BY SERIES
Lifestyle Moderate PS Series	I	1%
Lifestyle Conservative PS Series	I	1%

For portfolios with Series NAV, affiliates of the Trust owned 100% of the shares of beneficial interest.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations are aggregated below for the year ended December 31, 2014:

PORTFOLIO	Purchases	Sales and Maturities
500 Index Trust B	$155,947,933	$70,200,814
All Cap Core Trust	902,265,659	964,180,380
Alpha Opportunities Trust	907,272,262	1,094,168,854
American Asset Allocation Trust	122,675,141	225,203,111
American Global Growth Trust	34,306,099	43,619,997
American Growth Trust	75,300,098	215,256,995
American Growth-Income Trust	82,920,815	263,369,469
American International Trust	42,060,906	115,472,330
American New World Trust	20,148,626	15,837,483
Blue Chip Growth Trust	467,994,308	825,371,649
Capital Appreciation Trust	360,399,898	558,653,129
Capital Appreciation Value Trust	220,990,876	261,106,493
Core Strategy Trust	184,416,149	396,938,794
Emerging Markets Value Trust	169,184,827	370,007,972
Equity-Income Trust	175,869,926	413,237,507
Financial Industries Trust	194,645,644	212,975,190
Franklin Templeton Founding Allocation Trust	55,001,672	179,358,962
Fundamental All Cap Core Trust	746,799,206	866,434,602
Fundamental Large Cap Value Trust	377,072,626	366,667,378
Global Trust	112,230,559	162,312,771
Health Sciences Trust	142,790,881	157,574,684
International Core Trust	600,369,923	688,235,404
International Equity Index Trust B	17,244,986	42,999,881
International Growth Stock Trust	116,336,668	196,312,011
International Small Company Trust	$21,481,424	$26,334,160
International Value Trust	380,552,126	479,521,212
Lifestyle Aggressive PS Series	27,786,426	6,680,437
Lifestyle Balanced PS Series	985,098,661	221,394,068
Lifestyle Conservative PS Series	235,627,509	90,933,314
Lifestyle Growth PS Series	1,871,349,124	275,014,854
Lifestyle Moderate PS Series	344,935,981	107,684,147
Mid Cap Index Trust	112,380,454	148,341,909
Mid Cap Stock Trust	904,820,718	1,079,453,970
Mid Value Trust	284,897,428	488,172,233
Mutual Shares Trust	116,765,300	241,253,391
Real Estate Securities Trust	536,502,835	547,881,789
Science & Technology Trust	441,002,822	441,266,936
Small Cap Growth Trust	437,258,331	545,431,124
Small Cap Index Trust	82,432,691	99,609,630
Small Cap Opportunities Trust	117,515,273	157,011,042
Small Cap Value Trust	156,763,801	273,814,804
Small Company Growth Trust	42,399,021	76,601,590
Small Company Value Trust	59,462,644	122,224,610
Strategic Equity Allocation Trust	1,393,916,082	1,822,129,326
Total Stock Market Index Trust	26,401,823	37,339,813
U.S. Equity Trust	490,661,904	715,925,876
Utilities Trust	263,799,249	282,501,081
Value Trust	328,744,982	304,450,351

Purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2014:

PORTFOLIO	PURCHASES	SALES AND MATURITIES
Capital Appreciation Value Trust	$7,193,606	$23,907,879

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolios’ net assets. The following portfolios had an affiliate ownership of 5% or more of the portfolio’s net assets:

PORTFOLIO	AFFILIATED CONCENTRATION
All Cap Core Trust	70.0%
Alpha Opportunities Trust	98.9%
Blue Chip Growth Trust	39.4%
Capital Appreciation Trust	57.1%
Emerging Markets Value Fund	91.6%
Equity Income Trust	51.5%

197

INVESTMENT BY AFFILIATED FUNDS, CONTINUED

PORTFOLIO	AFFILIATED CONCENTRATION
Fundamental Large Cap Value Trust	46.8%
Global Trust	58.4%
Internatinal Growth Stock Trust	89.5%
International Core Trust	87.6%
International Value Trust	68.2%
Mid Cap Stock Trust	42.4%
Mid Value Trust	39.3%
Mutual Shares Trust	67.7%
Small Cap Growth Trust	34.5%
Small Cap Opportunities Trust	29.3%
Small Cap Value Trust	22.0%
Small Company Growth Trust	100.0%
Small Company Value Trust	54.2%
Strategic Equity Allocation Trust	100.0%
U.S. Equity Trust	80.5%

9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS Core Strategy Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolio’s investment may represent a significant portion of each underlying fund’s net assets. At December 31, 2014, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

PORTFOLIO	AFFILIATE SERIES NAV	PERCENTAGE OF UNDERLYING PORTFOLIO’S NET ASSETS
Core Strategy Trust	Strategic Equity Allocation Trust	24.8%
	Bond Trust	11.1%
Franklin Templeton Founding Allocation Trust	Income Trust	100.0%
	Mutual Shares Trust	67.7%
	Global Trust	58.4%
Lifestyle Growth PS Series	Strategic Equity Allocation Trust	12.0%
	Bond Trust	5.5%

					DIVIDENDS AND DISTRIBUTIONS
PORTFOLIO	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Core Strategy Trust
Bond Trust	90,081,713	4,224,403	(7,813,098)	86,493,018	$31,660,329	—	—	$1,181,494,630
Strategic Equity Allocation Trust	171,035,294	7,270,931	(16,718,000)	161,588,225	51,157,141	$75,530,342	—	2,769,622,183
					$82,817,470	$75,530,342	—	$3,951,116,813
Franklin Templeton Founding Allocation Trust
Global Trust	22,606,167	498,597	(1,716,850)	21,387,914	$8,726,104	—	$3,966,968	$418,347,604
Income Trust	38,800,526	1,718,195	(5,370,667)	35,148,054	18,895,462	—	1,489,908	419,667,763
Mutual Shares	33,652,978	1,648,545	(5,376,995)	29,924,528	14,333,919	$8,083,139	11,820,794	419,541,888
					$41,955,485	$8,083,139	$17,277,670	$1,257,557,255
Lifestyle Aggressive PS
Strategic Equity Allocation Trust	16,095	1,409,376	(381,424)	1,044,047	$335,433	505,187.00	$222,510	$17,894,970
					$335,433	$505,187	$222,510	$17,894,970
Lifestyle Balanced PS
Bond PS	8,455,257	3,848,767	(12,304,024)	—	$2,419,938	—	($1,237,536)	—
Bond Trust	—	38,495,424	(2,274,734)	36,220,690	12,758,918	—	692,611	$494,774,625
Strategic Equity Allocation Trust	6,332,661	24,455,875	(1,885,784)	28,902,752	9,137,810	$13,337,062	7,805,365	495,393,165
					$24,316,666	$13,337,062	$7,260,440	$990,167,790
Lifestyle Conservative PS
Bond PS	3,174,852	1,214,351	(4,389,203)	—	$858,044	—	($549,747)	—
Bond Trust	—	13,103,171	(1,541,095)	11,562,076	4,107,923	—	371,680	$157,937,962
Strategic Equity Allocation Trust	609,699	2,459,094	(797,331)	2,271,462	720,093	$1,047,489	1,436,699	38,932,867
					$5,686,060	$1,047,489	$1,258,632	$196,870,829
Lifestyle Growth PS
Bond PS	7,141,403	8,314,485	(15,455,888)	—	$3,074,134	—	($623,741)	—
Bond Trust	—	45,505,206	(3,035,342)	42,469,864	14,709,675	—	965,456	$580,138,337
Strategic Equity Allocation Trust	12,507,718	67,857,418	(2,041,149)	78,323,987	24,191,147	$34,664,201	8,621,608	1,342,473,145
					$41,974,956	$34,664,201	$8,963,323	$1,922,611,482
Lifestyle Moderate PS
Bond PS	4,392,934	1,534,356	(5,927,290)	—	$1,166,493	—	($733,384)	—
Bond Trust	—	15,886,899	(1,164,232)	14,722,667	5,137,905	—	327,501	201,111,626
Strategic Equity Allocation Trust	2,201,023	6,478,561	(918,435)	7,761,149	2,455,357	$3,591,539	3,359,104	133,026,094
					$8,759,755	$3,591,539	$2,953,221	$334,137,720

198

10.  DIRECT PLACEMENT SECURITIES The portfolios may hold private placement securities which are restricted as to resale and the portfolio has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2014:

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount		Value as a percentage of portfolio’s net assets		Value as of 12-31-14
Alpha Opportunities Trust	Apigee Corp., Series H	4/17/2014	$432,120	—	148,495		0.1%		$547,947
	Bought: 148,495 shares
Alpha Opportunities Trust	Cloudera, Inc., Series F	2/5/2014	$229,626	—	15,771		0.1%		$487,639
	Bought: 15,771 shares
Alpha Opportunities Trust	ConforMIS, Inc.	8/12/2014	$218,960		27,370		0.0	%*	$218,960
	Bought: 27,370 shares
Alpha Opportunities Trust	Datalogix Holdings, Inc.	5/22/2014	$530,584	—	51,513		0.1%		$779,392
	Bought: 51,513 shares
Alpha Opportunities Trust	DocuSign, Inc., Series B	2/28/2014	$11,360	—	865		0.0	%*	$12,153
	Bought: 865 shares
Alpha Opportunities Trust	DocuSign, Inc., Series B1	3/3/2014	$3,401	—	259		0.0	%*	$3,639
	Bought: 259 shares
Alpha Opportunities Trust	DocuSign, Inc., Series D	3/3/2014	$8,155	—	621		0.0	%*	$8,725
	Bought: 621 shares
Alpha Opportunities Trust	DocuSign, Inc., Series E	3/3/2014	$211,051	—	16,071		0.0	%*	$225,798
	Bought: 16,071 shares
Alpha Opportunities Trust	Draftkings, Inc.	12/4/2014	$135,907	—	75,450		0.0	%*	$135,907
	Bought: 75,450 shares
Alpha Opportunities Trust	Dropbox, Inc., Series C	1/28/2014	$208,108	—	10,895		0.0	%*	$208,095
	Bought: 10,895 shares
Alpha Opportunities Trust	Essence Group Holdings Corp.	5/1/2014	$321,999	—	203,629		0.0	%*	$384,859
	Bought: 203,629 shares
Alpha Opportunities Trust	Forward Venture	11/20/2014	$446,608	—	14,346		0.1%		$406,008
	Bought: 14,346 shares
Alpha Opportunities Trust	Lithium Technology Corp.	8/18/2014	$415,250	—	85,197		0.1%		$459,212
	Bought: 85,197 shares
Alpha Opportunities Trust	Lookout, Inc., Series F	7/31/2014	$287,565	—	25,174		0.0	%*	$287,565
	Bought: 25,174 shares
Alpha Opportunities Trust	Nutanix, Inc.	8/25/2014	$430,389	—	32,127		0.1%		$430,389
	Bought: 32,127 shares
Alpha Opportunities Trust	Pure Storage, Inc., Series F	4/16/2014	$985,385	—	62,660		0.1%		$985,385
	Bought: 62,660 shares
Alpha Opportunities Trust	Redfin Corp.	12/15/2014	$257,887	—	78,202		0.0	%*	$257,887
	Bought: 78,202 shares
Alpha Opportunities Trust	The Honest Company, Inc. (Common Stock)	8/20/2014	$103,927	—	3,841		0.0	%*	$103,927
	Bought: 3,841 shares
Alpha Opportunities Trust	The Honest Company, Inc. (Preferred Stock)	8/20/2014	$242,515	—	8,963		0.0	%*	$242,515
	Bought: 8,963 shares
Alpha Opportunities Trust	Uber Technologies, Inc.	6/5/2014	$2,206,328	—	142,224	**	0.6%		$4,738,548
	Bought: 142,224 shares**
Alpha Opportunities Trust	Veracode, Inc.	8/26/2014	$345,534	—	18,712		0.1%		$475,098
	Bought: 18,712 shares
Alpha Opportunities Trust	WeWork Companies, Inc., Class A	12/8/2014	$42,527	—	2,554		0.0	%*	$42,527
	Bought: 2,554 shares
Alpha Opportunities Trust	WeWork Companies, Inc., Series D1	12/8/2014	$211,370	—	12,694		0.0	%*	$211,370
	Bought: 12,694 shares
Alpha Opportunities Trust	WeWork Companies, Inc., Series D2	12/8/2014	$166,079	—	9,974		0.0	%*	$166,079
	Bought: 9,974 shares
									$11,819,624

Financial Industries Trust	SKBHC Holdings LLC	11/8/2010	$2,579,439	516	516		1.8%		$3,239,103
Health Sciences Trust	Doximity, Inc.	4/10/2014	$152,390	—	31,611		0.0	%*	$152,390
	Bought: 31,611 shares
Health Sciences Trust	Seres Health, Inc.	11/24/2014	$118,397	—	9,734		0.0	%*	$140,170
	Bought: 9,734 shares
Health Sciences Trust	Spark Therapeutics, Inc.	5/23/2014	$72,110	—	44,789		0.0	%*	$72,110
	Bought: 44,789 shares
									$364,670

Mid Cap Stock Trust	Apigee Corp., Series H	4/17/2014	$3,124,022	—	1,073,547		0.5%		$3,961,388
	Bought: 1,073,547 shares
Mid Cap Stock Trust	ConforMIS, Inc.	8/12/2014	$1,628,656	—	203,582		0.2%		$1,628,656
	Bought: 203,582 shares

199

DIRECT PLACEMENT SECURITIES, CONTINUED

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount		Value as a percentage of portfolio’s net assets	Value as of 12-31-14
Mid Cap Stock Trust	Datalogix Holdings, Inc.	5/22/2014	$3,681,694	—	357,446		0.6%	$5,408,158
	Bought: 357,446 shares
Mid Cap Stock Trust	DocuSign, Inc., Series B	2/28/2014	$81,224	—	6,185		0.0%*	$86,899
	Bought: 6,185 shares
Mid Cap Stock Trust	DocuSign, Inc., Series B1	3/3/2014	$24,334	—	1,853		0.0%*	$26,035
	Bought: 1,853 shares
Mid Cap Stock Trust	DocuSign, Inc., Series D	3/3/2014	$58,374	—	4,445		0.0%*	$62,452
	Bought: 4,445 shares
Mid Cap Stock Trust	DocuSign, Inc., Series E	2/28/2014	$1,509,583	—	114,951		0.2%	$1,615,062
	Bought: 114,951 shares
Mid Cap Stock Trust	Draftkings, Inc.	12/4/2014	$975,827	—	541,740		0.1%	$975,827
	Bought: 541,740 shares
Mid Cap Stock Trust	Essence Group Holdings Corp.	5/1/2014	$2,308,001	—	1,459,559		0.3%	$2,758,567
	Bought: 1,459,559 shares
Mid Cap Stock Trust	Forward Venture	11/20/2014	$3,219,745	—	103,425		0.3%	$2,927,041
	Bought: 103,425 shares
Mid Cap Stock Trust	Lithium Technology Corp.	8/18/2014	$3,078,896	—	631,698		0.4%	$3,404,852
	Bought: 631,698 shares
Mid Cap Stock Trust	Lookout, Inc., Series F	7/31/2014	$2,122,743	—	185,829		0.3%	$2,122,743
	Bought: 185,829 shares
Mid Cap Stock Trust	Nutanix, Inc.	8/25/2014	$1,985,629	—	148,220		0.2%	$1,985,629
	Bought: 148,220 shares
Mid Cap Stock Trust	One Kings Lane, Inc.	1/28/2014	$4,666,633	—	302,694		0.5%	$4,491,979
	Bought: 302,694 shares
Mid Cap Stock Trust	Pure Storage, Inc., Series F	4/16/2014	$3,324,267	—	211,388		0.4%	$3,324,267
	Bought: 211,388 shares
Mid Cap Stock Trust	Redfin Corp.	12/15/2014	$1,825,650	—	553,613		0.2%	$1,825,650
	Bought: 553,613 shares
Mid Cap Stock Trust	The Honest Company, Inc. (Common Stock)	8/20/2014	$772,269	—	28,542		0.1%	$772,269
	Bought: 28,542 shares
Mid Cap Stock Trust	The Honest Company, Inc. (Preferred Stock)	8/20/2014	$1,801,962	—	66,598		0.2%	$1,801,962
	Bought: 66,598 shares
Mid Cap Stock Trust	Uber Technologies, Inc.	6/5/2014	$9,067,440	—	584,504	**	2.3%	$19,474,212
	Bought: 584,504 shares**
Mid Cap Stock Trust	Veracode, Inc.	8/26/2014	$2,528,610	—	136,934		0.4%	$3,476,754
	Bought: 136,934 shares
Mid Cap Stock Trust	WeWork Companies, Inc., Class A	12/8/2014	$303,018	—	18,198		0.0%*	$303,018
	Bought: 18,198 shares
Mid Cap Stock Trust	WeWork Companies, Inc., Series D1	12/8/2014	$1,506,031	—	90,446		0.2%	$1,506,031
	Bought: 90,446 shares
Mid Cap Stock Trust	WeWork Companies, Inc., Series D2	12/8/2014	$1,183,315	—	71,065		0.1%	$1,183,315
	Bought: 71,065 shares
								$65,122,766

Science & Technology Trust	Atlassian, Inc.	4/9/2014	$44,336	—	2,771		0.0%*	$52,871
	Bought: 2,771 shares
Science & Technology Trust	Atlassian, Inc., Class A	4/9/2014	$30,544	—	1,909		0.0%*	$36,424
	Bought: 1,909 shares
Science & Technology Trust	Atlassian, Inc., Class A Ordinary	4/9/2014	$159,488	—	9,968		0.0%*	$190,189
	Bought: 9,968 shares
Science & Technology Trust	Atlassian, Inc., Series 1	4/9/2014	$77,824	—	4,864		0.0%*	$92,805
	Bought: 4,864 shares
Science & Technology Trust	Atlassian, Inc., Series 2	4/9/2014	$208,352	—	13,022		0.1%	$248,460
	Bought: 13,022 shares
Science & Technology Trust	Atlassian, Inc., Series A	4/9/2014	$154,080	—	9,630		0.0%*	$183,740
	Bought: 9,630 shares
Science & Technology Trust	Cloudera, Inc., Series F	2/5/2014	$309,065	—	21,227		0.1%	$656,339
	Bought: 21,227 shares

Science & Technology Trust	Dropbox, Inc.	5/2/2012	$67,334	7,441	7,441		0.0%*	$142,123
Science & Technology Trust	Dropbox, Inc., Series A	5/2/2012	$83,623	9,241	9,241		0.0%*	$176,503
Science & Technology Trust	Dropbox, Inc., Series A1	5/2/2012	$805,424	89,006	89,006		0.3%	$1,700,015
Science & Technology Trust	Flipkart Limited, Series G	12/17/2014	$377,484	—	3,152		0.1%	$377,484
	Bought: 3,152 shares
								$3,856,953

200

DIRECT PLACEMENT SECURITIES, CONTINUED

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of portfolio’s net assets	Value as of 12-31-14

Small Cap Growth Trust	Apigee Corp., Series H	4/17/2014	$1,828,950	—	628,505	0.5%	$2,319,183
	Bought: 628,505 shares
Small Cap Growth Trust	Cloudera, Inc., Series F	2/5/2014	$1,153,560	—	79,228	0.5%	$2,449,730
	Bought: 79,228 shares
Small Cap Growth Trust	DocuSign, Inc., Series B	2/28/2014	$38,557	—	2,936	0.0%*	$41,251
	Bought: 2,936 shares
Small Cap Growth Trust	DocuSign, Inc., Series B1	3/3/2014	$11,557	—	880	0.0%*	$12,364
	Bought: 880 shares
Small Cap Growth Trust	DocuSign, Inc., Series D	3/3/2014	$27,709	—	2,110	0.0%*	$29,646
	Bought: 2,110 shares
Small Cap Growth Trust	DocuSign, Inc., Series E	3/3/2014	$716,674	—	54,573	0.2%	$766,751
	Bought: 54,573 shares
Small Cap Growth Trust	Nutanix, Inc.	8/25/2014	$1,165,629	—	87,010	0.2%	$1,165,629
	Bought: 87,010 shares
Small Cap Growth Trust	Pure Storage, Inc., Series F	4/16/2014	$1,398,378	—	88,922	0.3%	$1,398,378
	Bought: 88,922 shares
Small Cap Growth Trust	Telogis, Inc. (Common Stock)	9/27/2013	$938,340	473,646	473,646	0.1%	$558,902
Small Cap Growth Trust	Telogis, Inc. (Preferred Stock)	9/27/2013	$1,419,833	645,027	645,027	0.4%	$2,006,034
Small Cap Growth Trust	Veracode, Inc.	8/26/2014	$1,211,529	—	65,609	0.3%	$1,665,813
	Bought: 65,609 shares
							$12,413,681

*	Less than 0.05%

**	Four-for-one stock split

11.  REORGANIZATION On June 18, 2014, the shareholders of Fundamental Value Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Fundamental Large Cap Value Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to consolidate the Acquired Portfolio with portfolios with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for variable contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 7, 2014. The following outlines the reorganization:

ACQUIRING PORTFOLIO	Acquired Portfolio	Acquired Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Fundamental Large Cap Value Trust	Fundamental Value Trust	$591,081,885	$44,383,836	36,117,007	33,675,014	$1,260,286,782	$1,851,368,667

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statement of operations at December 31, 2014. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the reporting period, the combined portfolio’s pro forma results of operations for the year ended December 31, 2014 are as follows:

Net investment income	$21,586,146
Net realized and unrealized gain (loss)	766,845,305
Increase (decrease) in net assets from operations	$788,431,451

On September 17, 2014, the shareholders of Natural Resources Trust (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) that provided for an exchange of shares of the Global Trust (the Acquiring portfolio) with values equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with value equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to result in a combined Acquiring portfolio that has the potential to achieve a better long-term performance record and has stronger prospects for growth or potential economies of scale than the Acquired portfolio. The Acquired portfolio has similar investment objectives and principal investment strategies. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or its shareholders. Thus, the investments were transferred to the Acquiring portfolio at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were

201

REORGANIZATION, CONTINUED

borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 7, 2014. The following outlines the reorganization:

ACQUIRING PORTFOLIO	Acquired Portfolio	Acquired Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Global Trust	Natural Resources Trust	$115,070,385	$347,288	12,420,853	5,741,488	$618,488,230	$733,558,615

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statement of operations at December 31, 2014. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the reporting period, the combined portfolio’s pro forma results of operations for the year ended December 31, 2014 are as follows:

Net investment income	$16,652,606
Net realized and unrealized gain (loss)	(39,269,120)
Increase (decrease) in net assets from operations	(22,616,514)

Fiscal year ended December 31, 2013 Portfolio mergers.  On April 10, 2013, the shareholders of American Global Small Capitalization Trust (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement), which provided for an exchange of shares the American Global Growth Trust (the Acquiring portfolio) with values equal to the net assets transferred. The Agreement provides for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with values equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to the Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to eliminate a smaller Acquired portfolio in favor of a larger Acquiring portfolio that has the potential to achieve a more consistent longer-term performance record and has stronger prospects for growth or potential economies of scale than the Acquired portfolio. The Acquired portfolio has investment objectives and principal investment strategies that are similar or identical to the Acquiring portfolio. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or its shareholders. Thus, the investments were transferred to the Acquiring portfolio at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 26, 2013. The following outlines the reorganization:

ACQUIRING PORTFOLIO	Acquired Portfolio	Acquired Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
American Global Growth Trust	American Global Small Capitalization Trust	$91,937,556	$25,132,262	8,882,375	6,980,273	$174,458,980	$266,396,536

Because the combined portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statement of operations at December 31, 2013. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the reporting period; the combined portfolio’s pro forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$1,925,762
Net realized and unrealized gain (loss)	88,024,672
Increase (decrease) in net assets from operations	89,950,434

On October 10, 2013, the shareholders of All Cap Value Trust, Core Allocation Plus Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Disciplined Diversification Trust, Fundamental Holdings Trust, Global Diversification Trust, and Smaller Company Growth Trust (the Acquired portfolios) voted to approve Agreements and Plans of Reorganization (the Agreement), which provided for an exchange of shares the Fundamental Large Cap Value Trust, Core Strategy Trust, and Small Cap Opportunities Trust (the Acquiring portfolios) with values equal to the net assets transferred.

The Agreements provide for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolios in exchange for shares of the Acquiring portfolios with values equal to the net assets transferred; (b) the liquidation of the Acquired portfolios; and (c) the distribution to the Acquired portfolios’ shareholders of such Acquiring portfolios’ shares. The reorganizations were intended to eliminate smaller Acquired portfolios in favor of larger Acquiring portfolios that have the potential to achieve a more consistent longer-term performance record and stronger prospects for growth or potential economies of scale than the Acquired portfolios. The Acquired portfolios had investment objectives and principal investment strategies that were similar or identical to the Acquiring portfolios. As a result of the reorganizations, the Acquiring portfolios are the legal and accounting survivors.

For each reorganization described below, except for the reorganization involving Smaller Company Growth Trust, based on the opinion of tax counsel, the reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized by the Acquired portfolios or its shareholders. Thus, the investments were transferred to the Acquiring portfolios at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolios were distributed prior to the reorganizations. In addition, the expenses of the reorganizations were borne by the Acquired portfolios.

For reorganization the involving Smaller Company Growth Trust, based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring portfolio at market value. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio.

202

REORGANIZATION, CONTINUED

The effective time of the reorganizations occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on December 6, 2013. The following outlines the reorganizations:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIO INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO NET ASSETS AFTER COMBINATION
Core Strategy Trust	Global Diversification Trust	$801,862,171	($13,402,112)	85,147,778	55,950,334	$893,027,656	$1,694,889,827
Core Strategy Trust	Disciplined
	Diversification Trust	$253,585,870	($3,457,734)	29,013,523	17,695,280	$1,694,889,827	$1,948,475,697
Core Strategy Trust	Core Allocation Plus Trust	$194,667,505	($2,504,199)	22,494,572	13,586,578	$1,948,475,697	$2,143,143,202
Core Strategy Trust	Fundamental Holdings Trust	$1,089,840,487	($23,369,827)	129,045,942	76,051,723	$2,143,143,202	$3,232,983,689
Core Strategy Trust	Core Fundamental
	Holdings Trust	$414,218,069	$11,437,859	26,351,011	28,905,544	$3,232,983,689	$3,647,201,758
Core Strategy Trust	Core Global Diversification
	Trust	$387,077,921	$4,569,034	25,001,868	27,011,235	$3,647,201,758	$4,034,279,679
Fundamental Large Cap
Value Trust	All Cap Value Trust	$384,293,250	($40,320)	67,339,909	24,771,964	$696,650,563	$1,080,943,813
Small Cap Opportunities	Smaller Company Growth
Trust	Trust	$116,981,069	—	3,912,446	6,508,022	$194,074,791	$311,055,860

Because the combined portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolios that have been included in the Acquiring portfolios’ Statements of operations at December 31, 2013. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisitions had been completed on January 1, 2013, the beginning of the reporting period; the combined portfolios’ pro forma results of operations for the year ended December 31, 2013 are as follows:

	Core Strategy Trust	Fundamental Large Cap Value Trust	Small Cap Opportunities Trust
Net investment income	$62,340,391	$10,719,238	($92,590)
Net realized and unrealized gain (loss)	946,080,623	341,919,129	156,572,358
Increase (decrease) in net assets from operations	$1,008,421,014	$352,638,367	$156,479,768

12.  OTHER MATTER The Trust and several of its funds have been named as defendants in an adversary proceeding originally brought by the Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buy-out transaction by which Tribune Company converted to a privately-held company in 2007, and the defendants include the beneficial owners of shares of Tribune Company who received proceeds from the leveraged buy-out. The plaintiff seeks to recover payments of those proceeds as intentionally fraudulent conveyances under the U.S. Bankruptcy Code.

The adversary proceeding, which is now captioned Mark S. Kirschner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”), has been transferred to the U.S. District Court for the Southern District of New York and consolidated into the multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.). On August 2, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint that named “JHT 500 Index Trust,” “JHT 500 Index Trust B,” “JHT Equity Income Trust,” “JHT Mid Value Trust,” “JHT Spectrum Income Trust,” “JHT Total Stock Market Index Trust,” and “John Hancock Variable Insurance Trust F/K/A John Hancock Trust (New Income Trust)” as defendants. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

In a related matter, the Trust and several of its funds have been named as defendants in Deutsche Bank Trust Co. Americas v. Paniagua, No. 11-9409 (S.D.N.Y.). This case also relates to the Tribune Company leveraged buy-out transaction and asserts claims on behalf of Tribune noteholders for constructive fraudulent conveyance under state law, and it has been consolidated into the multidistrict litigation proceeding. The complaint names the following entities as defendants: John Hancock Variable Insurance Trust, “JHT New Income Trust,” “John Doe, As Trustee of JHT Income Trust,” and “John Hancock Variable Insurance Trust (F/K/A John Hancock Trust (New Income Trust)).” On September 23, 2013, the Court granted the defendants’ motion to dismiss this action on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. These appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

The potential amount sought to be recovered from the Trust by the plaintiffs in these two actions is unknown, but it includes approximately $2,125,000 representing the proceeds that the portfolio received in the leveraged buy-out, plus an unknown amount of interest and the plaintiffs’ attorneys fees and expenses. The portfolio cannot predict the outcome of this proceeding. The portfolio is currently assessing the case and has not yet determined the effect, if any, on the portfolio’s net assets and results of operations. If the proceeding were to be decided in a manner adverse to the portfolio, or if the portfolio was to enter into a settlement agreement with the plaintiffs, the payment of such judgment or settlement could have an adverse effect on the portfolio’s net asset value.

203

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (as listed in the table of contents on page 2) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agents, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 2015

204

John Hancock Variable Insurance Trust

Special Shareholder Meeting (unaudited)

On September 17, 2014, a Special Meeting of the shareholders of Natural Resources Trust and Bond PS Series was held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m. Eastern Time for the purpose of considering and voting upon:

Proposal One:	Approval of an Agreement and Plan of Reorganization providing for the reorganization of Natural Resources Trust into Global Trust

PROPOSAL ONE PASSED ON September 17, 2014.

FOR	AGAINST	ABSTAIN
11,514,114.941	496,892.277	966,409.729

Proposal Two:	Approval of an Agreement and Plan of Reorganization providing for the reorganization of Bond PS Series into Bond Trust

PROPOSAL TWO PASSED ON September 17, 2014.

FOR	AGAINST	ABSTAIN
13,915,426.572	0	0

205

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates Born: 1946	Trustee (since 2004) and Chairperson of the Board (since 2005)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

206

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

207

John Hancock Variable Insurance Trust

Trustees and officers information

Non-Independent Trustees4

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Craig Bromley Born: 1966	Non-Independent Trustee (since 2012)
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Warren A. Thomson Born: 1955	Non-Independent Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President** (since 2014)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

John J. Danello Born: 1955	Senior Vice President, Secretary, and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

208

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

**	Effective 3-13-14.

[1]	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of the Audit Committee.

3	“John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

209

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

210

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the trust

Trustees
James M. Oates, Chairperson
Steven R. Pruchansky,*** Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey***
Theron S. Hoffman*
Deborah C. Jackson**
Hassell H. McClellan**
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Member of the Contracts, Legal & Risk Committee
† Non-Independent Trustee

Officers
Andrew G. Arnott, President
John J. Danello, Sr. Vice President, Secretary, and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment Advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

[illegible]

[illegible]

John Hancock

John Hancock

Variable Insurance Trust

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Bond Trusts

Annual Report
December 31, 2014

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3

Shareholder expense example	20

Summary portfolio of investments (See below for each portfolio’s page #)	23

Statements of assets and liabilities	52

Statements of operations	56

Statements of changes in net assets	60

Statement of cash flows	63

Financial highlights	64

Notes to financial statements	70

Report of independent registered public accounting firm	114

Special shareholder meeting	115

Trustees and officers information	116

For more information	120

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
Active Bond Trust	4	23
Bond Trust	5	25
Core Bond Trust	6	26
Global Bond Trust	7	28
High Yield Trust	8	30
Income Trust	9	32
Investment Quality Bond Trust	10	33
Money Market Trust	11	36
Money Market Trust B	12	37
New Income Trust	13	38
Real Return Bond Trust	14	39
Short Term Government Income Trust	15	41
Strategic Income Opportunities Trust	16	42
Total Bond Market Trust B	17	45
Total Return Trust	18	46
Ultra Short Term Bond Trust	19	48

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages we have set forth information regarding the performance of each fixed-income portfolio of the John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10 year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2014. The views expressed are those of the portfolio managers as of December 31, 2014, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation, are not deposits or other obligations of, or guaranteed by, banks and are subject to investment risks, including loss of the principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500 and S&P 500, are trademarks of The McGraw-Hill Companies, Inc. Barclays is a registered trademark of Barclays Bank PLC. None of the Bond Trusts are sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the trust.

3

Active Bond Trust

Subadvisors: Declaration Management & Research, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC
(John Hancock Asset Management)
Portfolio Managers: Peter Farley, CFA, Howard C. Greene, CFA, Jeffrey N. Given, CFA

INVESTMENT OBJECTIVE & POLICIES  „  The trust seeks income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with an average duration of between 4 and 6 years.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Collateralized mortgage obligations	21.6
Financials	19.2
U.S. Government Agency	16.5
Asset backed securities	8.3
U.S. Government	6.2
Energy	6.0
Consumer discretionary	4.6
Industrials	4.0
Telecommunication services	2.6
Utilities	2.6
Materials	2.2
Consumer staples	1.9
Health care	1.6
Foreign government obligations	0.6
Information technology	0.5
Municipal bonds	0.3
Short-term investments and other	1.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „  For the year ended December 31, 2014, the Active Bond Trust Series NAV shares returned 6.97% and the Barclays U.S. Aggregate Bond Index returned 5.97%.

Environment  „  The bond market delivered healthy positive returns for the year thanks to the steady move lower for long-term interest rates. The rate impact was enough to produce positive returns even in sectors with spread widening like high yield and investment grade corporate bonds. The U.S. economy picked up steam finishing the year with GDP surprising to the upside, healthy payroll growth and unemployment a full percentage point lower for the year. All these positive developments were enough for the Federal Reserve Board (Fed) to end their Quantitative Easing program, but not enough to raise the Fed Funds rate. Most market participants don’t expect rate hikes until mid-to-late 2015. Inflation is still running well below Fed target and while headline unemployment looks good, labor force participation is still nearly 4% lower than pre-crisis levels. U.S. rates were less volatile for the year.

Declaration Asset Management & Research, LLC  „   Securitized assets were one area of strength. Mortgage-backed securities were mostly positive, aside from Ginnie Mae pass-throughs which suffered much higher refinance-related prepays than expected. Traditional credit cards, auto loans, and commercial mortgage-backed securities (CMBS) all performed nicely. Corporate bonds did not do as well. Financials outperformed industrials and utilities. The worst performance came from longer term industrials, particularly oil-related credits. The trust benefited from overweights in real estate investment trusts, CMBS, and other structured products. Security selection was also strongly positive in corporate bonds.

John Hancock Asset Management  „  Bond yields continued to trend lower as inflation remained well below its long-term average, in part because of a sharp decline in energy prices in the second half of the year. As the economy improved, the Fed began to lay the groundwork for a short-term interest rate hike.

From a sector perspective, investment-grade corporate bonds produced some of the best returns in 2014, benefiting from the strong economic data. Mortgage-backed securities also performed well during the year, while U.S. Treasury and high-yield corporate bonds lagged.

The trust’s outperformance versus its benchmark was driven primarily by an overweight position and favorable security selection among corporate bonds. An underweight position in U.S. Treasury securities and an overweight position in residential mortgage-backed securities also aided relative performance for the year. During the year, we reduced the allocation to intermediate-term corporate bond holdings, replacing them with a combination of longer-term Treasury bonds and shorter-term asset-backed securities. The asset-backed securities—backed by auto loans and credit card debt—have AAA credit ratings, short durations, and ample liquidity.

The trust’s duration positioning detracted from performance versus the benchmark. Duration was shorter than that of the benchmark throughout the year (5.2 versus 5.6 for the index at year end), and this positioning negatively affected both absolute and relative performance as the trust did not participate fully in the bond market rally. On the positive side, however, the maturity positioning was transitioned to benefit from a flatter yield curve throughout the year, and this paid off as long-term yields came down while short-term yields rose modestly.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I2	6.81%	7.19%	5.82%	41.50%	76.01%
Active Bond Trust Series II2	6.59%	7.01%	5.62%	40.31%	72.74%
Active Bond Trust Series NAV[3]	6.97%	7.26%	5.88%	41.99%	77.00%
Barclays U.S. Aggregate Bond Index[4,5]	5.97%	4.45%	4.71%	24.31%	58.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares of the Active Bond Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust (JHVST) Active Bond Fund, the Trust’s predecessor. The performance of these share classes would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	Series NAV shares of the Active Bond Trust were first offered on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Active Bond Fund of the JHVST in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor.

4	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

4

Bond Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  „  To seek income and capital appreciation by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government Agency	35.0
U.S. Government	21.8
Financials	18.0
Asset backed securities	5.2
Energy	3.7
Consumer discretionary	3.1
Industrials	2.5
Collateralized mortgage obligations	1.9
Health care	1.6
Utilities	1.3
Consumer staples	1.3
Telecommunication services	1.2
Materials	1.0
Information technology	0.3
Short-term investments and other	2.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „  For the year ended December 31, 2014, the Bond Trust Series NAV shares returned 5.59% and the Barclays U.S. Aggregate Bond Index returned 5.97%.

Environment  „  U.S. bonds posted positive returns in 2014 as yields declined steadily throughout the year. Bonds rallied early in the year as severe winter weather led to an economic contraction in the first quarter. However, the economy picked up steam later in the year, growing at an annual rate of 4.6% in the second quarter and 5% in the third quarter, the latter being the fastest quarterly growth rate in 11 years. Job growth remained strong, sending the unemployment rate down to 5.8%, its lowest level since July 2008. Furthermore, vehicle sales were robust, the housing market continued to recover, and consumer confidence hit an eight-year high.

Nonetheless, bond yields continued to trend lower as inflation remained well below its long-term average, in part because of a sharp decline in energy prices in the second half of the year. The price of oil fell by approximately 50% in 2014 amid growing supply (partly from increased U.S. oil production) and weaker demand, especially in emerging markets. Lower energy prices eased concerns about near-term inflation, and bond yields fell in response.

As the economy improved, the U.S. Federal Reserve Board (Fed) gradually phased out its quantitative easing measures, bringing them to an end in October. The Fed also began to lay the groundwork for a short-term interest rate hike, possibly sometime in 2015.

From a sector perspective, corporate bonds produced the best returns in 2014, benefiting from the strong economic data. Mortgage-backed securities also performed well during the year, while U.S. Treasury and government agency securities lagged.

The trust’s duration positioning was the primary factor behind the trust’s underperformance of its benchmark index. The trust’s duration was modestly shorter than that of its benchmark throughout the year (5.2 compared with 5.6 at year end), and this positioning negatively affected both absolute and relative performance as the trust did not participate fully in the bond market rally.

Sector allocation had a positive impact on performance versus the benchmark, particularly an overweight position in corporate bonds and an underweight position in U.S. Treasury securities. An overweight position in residential mortgage-backed securities also aided relative performance for the year.

Security selection among corporate bond holdings added value during the year. In addition, an emphasis on the financial sector contributed favorably to relative results as finance-related bonds outperformed the industrial and utilities sectors of the investment-grade corporate bond market.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Bond Trust Series I2	5.53%	4.57%	—	4.82%	25.04%	—	29.09%
Bond Trust Series II2	5.40%	4.44%	—	4.70%	24.27%	—	28.29%
Bond Trust Series NAV (began 7/29/09)	5.59%	4.52%	—	4.77%	24.74%	—	28.78%
Barclays U.S. Aggregate Bond Index[3,4]	5.97%	4.45%	—	4.70%	24.31%	—	28.31%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and II were first offered on October 31, 2011. For periods prior to October 31, 2011, the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and II. Had the performance for periods prior to October 31, 2011 reflected Series I and/or Series II expenses, performance would be lower.

3	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

5

Core Bond Trust

Subadvisor: Wells Capital Management, Incorporated
Portfolio Managers: Thomas J. O’Connor, CFA, Troy Ludgood

INVESTMENT OBJECTIVE & POLICIES  „  The trust seeks total return consisting of income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government	28.6
U.S. Government Agency	22.7
Asset backed securities	13.9
Financials	7.6
Collateralized mortgage obligations	7.4
Energy	3.3
Consumer discretionary	2.1
Health care	1.5
Telecommunication services	1.3
Consumer staples	1.2
Utilities	1.2
Foreign government obligations	1.1
Municipal bonds	1.0
Information technology	0.9
Industrials	0.9
Materials	0.7
Short-term investments	4.6

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „  For the year ended December 31, 2014, the Core Bond Trust Series I shares returned 5.93% and the Barclays U.S. Aggregate Bond Index returned 5.97%

Environment  „  Following a significant rally towards the end of 2013, some equity assets began 2014 with mixed performance in the first quarter as the markets reacted to concerns about U.S and Chinese growth, escalating Russia/Ukraine tensions, and turmoil in emerging markets. Then risk premiums compressed while volatility edged toward all-time lows over the course of the second quarter. In the third quarter, volatility returned as geopolitical risks intensified; a technical default by Argentina and redemptions from ETFs drove weakness in the high-yield markets. U.S. economic data came in stronger than expected while European data continued to show weakness. U.S. Treasuries rallied driven by their “least-worst yield” globally. Concerns included uncertainty around monetary policy, geopolitical tensions, mixed economic data, and the potential for fixed-income outflows following changes in senior management at PIMCO.

A “flash rally” in Treasuries in October produced the most volatile month for rates since the “taper tantrum” in mid-2013. The Fed reaffirmed that a rate hike remains likely but stressed that it would be data-dependent in 2015. Tumbling oil prices, weakening commodities, all-time lows in European bond yields, and highs in U.S. equities reflected the disparity between a strengthening U.S. economy and significant softness elsewhere around the globe. This negatively impacted high-yield and emerging market names in particular.

The Barclays U.S. Aggregate Bond Index posted a positive return for the year. Results were led on a relative basis by tightening in commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), agencies, and agency mortgages, while credit was the sole sector that underperformed.

Consistent with our investment process, security selection was the most significant contributor to the trust’s performance. Consistent with our bottom-up process, we maintain a relatively neutral duration.

In credit, security-level contributions occurred primarily in the financials, consumer, and utilities sectors. Several detractors came from the telecommunication and energy sectors. An underweight to Turkey detracted, despite general outperformance in most sovereigns. Security selection and relative value trading within hybrid adjustable-rate mortgages, collateralized mortgage obligations, and fixed-rate mortgages all contributed to performance. An underweight to the mortgage sector through most of the year detracted from performance.

In structured products, sector overweights and relative value trading within the ABS and CMBS sectors contributed to performance during the year. Security selection in ABS also contributed.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Core Bond Trust Series I (began 4/29/05)	5.93%	5.06%	—	5.12%	28.00%	—	62.11%
Core Bond Trust Series II (began 4/29/05)	5.73%	4.85%	—	4.90%	26.73%	—	58.84%
Core Bond Trust Series NAV (began 4/29/05)	6.01%	5.12%	—	5.16%	28.34%	—	62.63%
Barclays U.S. Aggregate Bond Index[2,3]	5.97%	4.45%	—	4.78%	24.31%	—	57.06%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

6

Global Bond Trust

Subadvisor: Pacific Investment Management Company, LLC
Portfolio Manager: Andrew Balls, Sachin Gupta, Lorenzo Pagani, Ph.D.

INVESTMENT OBJECTIVE & POLICIES  „  To seek maximum total return, consistent with preservation of capital and prudent investment management. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Foreign government obligations	52.8
U.S. Government	9.9
Collateralized mortgage obligations	9.8
U.S. Government Agency	9.3
Financials	7.8
Energy	1.8
Certificate of deposit	1.3
Consumer staples	0.9
Asset backed securities	0.8
Telecommunication services	0.7
Consumer discretionary	0.6
Utilities	0.3
Information technology	0.3
Industrials	0.2
Short-term investments	3.5

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „  For the year ended December 31, 2014, the Global Bond Trust Series I shares returned 2.28% and the J.P. Morgan Global (Unhedged) Government Bond Index returned 0.56%.

Environment  „  Both uncertainty and volatility increased in the first quarter of 2014. Equity markets initially suffered from geopolitical tensions and weather-weakened data before rebounding strongly. Bond markets rallied early in the quarter due to the somewhat uncertain pace of economic expansion and mostly held on to gains as the crisis in Ukraine led a general flight to quality. European economies continued to stabilize but concerns rose in Asia, especially over China’s economic health.

The second quarter of 2014 saw the return of risk appetite and an easing of global political risks. Bond markets rallied as central banks remained accommodative. Global equity markets posted sizeable gains overall as the S&P 500 Index rose to an all-time high and emerging market (EM) stocks rebounded on reduced political risks.

The third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields moved lower, and credit market spreads widened. Equity markets had modest gains in the U.S., but were flat or slightly negative in many other regions as economic data varied. Growth concerns developed in China and Japan, and in EM tensions over Ukraine pushed the U.S. and European Union to expand sanctions on Russia.

Evidence of global growth divergence was further borne out in the final quarter of 2014. The most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised.

The portfolio’s duration positioning contributed to performance over the year, particularly its exposure to Brazilian and Mexican local rates, which fell. U.S. curve positioning, with a focus on the intermediate sector of the yield curve, also contributed to performance, as the curve flattened over the year. An underweight to duration in the U.K. and Canada hurt performance as rates fell in these countries, but this was partially offset by an overweight to the long end of the Japanese curve as rates fell. In the currency space, short exposure to the euro and yen was positive for performance as these currencies depreciated relative to the U.S. dollar. In spread sectors, non-agency mortgages, which continued to benefit from limited supply and positive demand, contributed to performance. Also contributing to performance were holdings of investment grade and high yield financials. An allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as inflation expectations fell.

Derivatives were used in the portfolio and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The portfolio’s exposure to global developed and EM interest rates, which was overall positive for returns, was partly facilitated through the use of interest rate swaps, futures, and options.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Global Bond Trust Series I	2.28%	4.49%	3.99%	24.58%	47.93%
Global Bond Trust Series II	2.13%	4.29%	3.79%	23.34%	45.03%
Global Bond Trust Series NAV[2]	2.42%	4.54%	4.04%	24.84%	48.58%
J.P. Morgan Global (Unhedged) Government Bond Index[3,4]	0.56%	2.13%	3.36%	11.13%	39.17%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The J.P. Morgan Global (Unhedged) Government Bond Index is an unmanaged index that measures the performance of leading government bond markets based on total return in U.S. currency.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

7

High Yield Trust

Subadvisor: Western Asset Management Company
Portfolio Managers: Michael C. Buchanan, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  „  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high-yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments, or participations and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Consumer discretionary	17.3
Industrials	17.1
Energy	16.3
Financials	12.0
Materials	8.2
Telecommunication services	6.1
Consumer staples	6.0
Health care	4.7
Utilities	3.1
Information technology	2.7
Foreign government obligations	0.4
Short-term investments and other	6.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „  For the year ended December 31, 2014, the High Yield Trust Series I shares returned 0.28% and the Citigroup High Yield Index returned 1.83%.

Environment  „  Market performance for high yield securities was volatile in 2014 and the index ultimately gained 1.83%. As the year began many believed that interest rates would drift higher and the U.S. economy would continue to muddle along. Risk aversion spiked at times over the first half of the year given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board, and numerous geopolitical concerns. While these issues caused temporary increases in volatility, the precipitous drop in crude oil prices over the last four months of the year sent U.S. Treasury (UST) rates and high yield market prices definitively lower. The drop in oil prices was the result of a confluence of events but oversupply, partly due to the growth in North American oil production, was the primary reason. Investor concern over oil price volatility translated into retail outflows from high yield mutual funds and exchange traded funds. Retail investors pulled over $14 billion from high yield funds in 2014, according to data compiled by Emerging Portfolio Fund Research. In all, the option-adjusted spread of the high yield market widened by 129 basis points (bps) to 533bps. The yield-to-worst also increased, despite an overall decline in U.S. Treasury yields. Within the quality spectrum, higher quality and higher duration BB rated issuers outperformed as they were up and CCCs declined. From a fundamental perspective, defaults remained subdued for the year. The trailing 12-month issuer weighted default rate ended the year at 1.9% according to Moody’s. A year ago, the default rate was 2.2%. Moody’s baseline outlook is for default rates to increase modestly to 2.8% by the end of December, 2015.

For the year ended December 31, 2014, the trust trailed its primary benchmark, the Citigroup High Yield Market Index. Sector positioning was the leading detractor from performance for the year. The trust was overweight to the bottom-performing energy sector as well as the underperforming metals and mining sector. At the same time, an overweight to the outperforming transportation sector helped to offset some of that negative impact. From a quality standpoint derived the portfolio was overweight to CCC rated issuers while underweighting BBs. This was a negative for relative performance given that BBs gained about 4% on average, aided by a decline in UST rates, while less interest rate sensitive CCCs fell by almost 4% for the year. Individual issue selection took away from performance, particularly within the energy sector. Finally, the trust’s positions in futures and swaps detracted modestly. The trust used futures in part to manage duration, and the trust was underweight duration relative to the benchmark, which detracted from performance. In addition, the futures contracts themselves had a modestly negative impact on the returns.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	0.28%	8.22%	6.52%	48.42%	88.01%
High Yield Trust Series II	0.08%	7.99%	6.31%	46.85%	84.40%
High Yield Trust Series NAV[2]	0.33%	8.28%	6.58%	48.83%	89.10%
Citigroup High Yield Index[3,4]	1.83%	8.69%	7.33%	51.68%	102.77%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The Citigroup High Yield Index is an unmanaged index that measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

8

Income Trust

Subadvisor: Franklin Advisers, Inc.
Portfolio Managers: Edward D. Perks, Alex Peters, CFA, Matt Quinlan

INVESTMENT OBJECTIVE & POLICIES  „  To seek to maximize income while maintaining prospects for capital appreciation. The trust invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks, and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Energy	15.5
Utilities	15.2
Financials	12.4
Consumer discretionary	10.4
Materials	9.5
Information technology	8.1
Industrials	7.8
Health care	6.0
Telecommunication services	5.8
Consumer staples	2.6
Short-term investments and other	6.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „  For the year ended December 31, 2014, the Income Trust Series NAV shares returned 4.65% and the blended index returned 9.85%.

Environment  „  Equities performed well and were driven by modest earnings growth and U.S. economic and employment growth. The primary contributor to fixed-income returns was the favorable environment for long-term interest rates. The low long-term interest rates during the period enabled many high yield corporate bonds to generate positive total returns.

During 2014, equity detractors were concentrated in the energy and materials sectors owing largely to greater supply and reduced demand for commodities. Collapsed crude oil prices weighed on share prices for oil-related companies, particularly BP PLC, Chevron Corp., and Cobalt International Energy, Inc., a new holding. Within materials, our holdings in mining companies such as Freeport-McMoRan Copper & Gold, Inc., BHP Billiton PLC, and Rio Tinto PLC hindered performance.

Utilities stocks were buoyed by declining long-term interest rates and stable returns and growth generated by many electric and multi-utility companies. Individual utilities contributors included electric and natural gas company PG&E Corp., and integrated utility Duke Energy Corp. Semiconductor giant Intel Corp. in information technology largely benefited from improved demand for personal computers. Financials holdings Wells Fargo & Company and Bank of America Corp. helped results largely because of improved loan growth.

Many fixed-income securities of energy companies were hurt by lower commodity prices. Investor concerns about the long-term viability of highly leveraged producers weighed on Samson Investment Company, W&T Offshore, Inc., and Energy XXI Gulf Coast, Inc. Other holdings slumped as reduced demand pressured pricing. Among these, Arch Coal, Inc., Peabody Energy Corp., and Walter Energy, Inc. detracted from results. Also in fixed income, communications company Cablevision Systems Corp. benefited from demand for video and data services, and iHeartCommunications, Inc. improved its liquidity and financial positioning. Technology positions were led by First Data Corp. and Freescale Semiconductor, Inc.

Although the trust was more weighted toward equities at period end, the underperformance of fixed-income sectors and wider spreads enabled the trust to purchase additional corporate bonds, mainly in communications and electric utilities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Income Trust Series NAV (began 5/1/07)	4.65%	9.50%	—	5.33%	57.41%	—	48.91%
S&P 500 Index[2,5]	13.69%	15.45%	—	6.67%	105.14%	—	64.06%
Barclays U.S. Aggregate Bond Index[3,5]	5.97%	4.45%	—	4.99%	24.31%	—	45.26%
Blended Index[4,5]	9.85%	10.09%	—	6.19%	61.69%	—	58.49%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded common stocks.

3	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The blended index is 50% S&P 500 Index and 50% Barclays U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

9

Investment Quality Bond Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Lucius T. (L.T.) Hill, III, Campe Goodman, CFA, Joseph F. Marvan, CFA

INVESTMENT OBJECTIVE & POLICIES  „  To provide a high level of current income consistent with the maintenance of principal and liquidity by investing at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The trust will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer-term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government Agency	19.6
Financials	16.9
U.S. Government	14.4
Collateralized mortgage obligations	12.9
Consumer discretionary	5.7
Asset backed securities	4.4
Energy	3.5
Health care	3.1
Foreign government obligations	2.7
Telecommunication services	2.7
Industrials	2.3
Municipal bonds	1.8
Materials	1.4
Utilities	1.4
Consumer staples	1.2
Information technology	0.9
Short-term investments and other	5.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „  For the year ended December 31, 2014, the Investment Quality Bond Trust Series I shares returned 5.47%, and the blended index returned 6.22%.

Environment  „  The bond market produced another year of positive total returns fueled by falling global interest rates amid weakening global growth and persistent geopolitical risks. Falling commodity prices, triggered by oil’s largest annual decline since the financial crisis began in 2008, pushed inflation lower across the globe, stirring up fears of deflation in some regions. The year was characterized by a divergence of economic performance and monetary policy between the U.S. and the rest of the world. The U.S. economy demonstrated resilience at the same time as growth rates in many world economies slowed significantly. The Federal Reserve Board (Fed) ended its quantitative easing program, reflecting its confidence in the U.S. economic recovery despite the global slowdown.

Developed market bond yields fell during the year as global economic fears kept central banks accommodative. In the U.S., the Treasury curve flattened; longer-term interest rates declined, aided by demand for safe-haven assets and the outlook for slow inflation, while shorter-dated Treasury yields rose in anticipation of tighter Fed monetary policy. Among the weaker fixed- income sectors were high yield and bank loans, where spreads widened considerably during the fourth quarter due to falling oil prices and its impact on the energy sector. Within investment grade credit, spreads widened modestly and posted negative excess returns.

Detracting from relative results were the trust’s allocations to high yield credit, Treasury Inflation Protection Securities, and non-U.S. sovereign bonds.

Contributing positively to relative results was the trust’s overweight to and security selection within financials as well as security selection in industrials. Allocations to non-agency mortgage-backed securities and bank loans as well as an overweight to commercial mortgage-backed securities also contributed to positive relative results.

Derivatives are an important part of the investment process for the trust. During the period Treasury futures and interest rate swaps and options were used to manage the trust’s duration and yield curve positioning. While duration and yield curve positioning helped performance, the derivatives positions in aggregate had a negative effect. Credit default swaps were used to gain exposure to specific credits and also to hedge existing credit exposure. We bought and sold protection on credit default swap indices to gain exposure to certain sectors like emerging markets, and to tactically manage credit exposure and overall portfolio risk. The credit default swap index positions (both investment grade and high yield) had a negative impact on performance during the period. Additionally, interest rate futures and currency forwards were used to implement the trust’s non- U.S. rate and currency positions. Though these positions had a positive effect on performance, exposure to non-US sovereign markets had a negative impact on performance overall.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	5.47%	5.26%	4.86%	29.23%	60.73%
Investment Quality Bond Trust Series II	5.26%	5.06%	4.65%	28.02%	57.52%
Investment Quality Bond Trust Series NAV[2]	5.54%	5.31%	4.91%	29.54%	61.54%
Barclays U.S. Aggregate Bond Index[3,7]	5.97%	4.45%	4.71%	24.31%	58.42%
Barclays U.S. Credit Bond Index[4,7]	7.53%	6.25%	5.46%	35.43%	70.19%
Barclays U.S. Government Bond Index[5,7]	4.92%	3.70%	4.29%	19.94%	52.16%
Blended Index[6,7]	6.22%	4.98%	4.90%	27.53%	61.38%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	Barclays U.S. Credit Bond Index is an unmanaged index of dollar-denominated publicly issued U.S. corporates, specified foreign debentures and secured notes.

5	Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

6	The blended index is composed of 50% Barclays U.S. Government Bond Index and 50% Barclays U.S. Credit Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

10

Money Market Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  „  To obtain maximum current income consistent with preservation of principal and liquidity by investing in high-quality, U.S. dollar-denominated money market instruments.

Portfolio Composition*	% of Total
Commercial paper	46.3
U.S. Government Agency	21.7
U.S. Government	11.5
Corporate interest-bearing obligations	10.4
Certificate of deposit	10.1

*	As a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

Environment  „  Given sliding crude oil prices and ongoing drama in Russia, financial markets ended 2014 with significant volatility. The U.S. Federal Reserve Board (Fed) left interest rates unchanged throughout the year, with the federal funds rate remaining in the 0% to 0.25% range. In October, the Fed ended its multi-year program of increasing the money supply through quantitative easing. As the U.S. economy recovered, along with improved labor market conditions, indicators suggested that labor resources remained underutilized.

At the end of the period, the trust’s holdings consisted primarily of fixed and floating rate corporate paper. The trust also incorporated a mix of federal agency securities as well as U.S. Treasuries. The average term to maturity remained below the maximum of 60 days.

Over the period, the trust’s holdings shifted from certificates of deposit to commercial paper due to available supply. Increased regulations on banks and broker/dealers have significantly impacted balance sheets, leading to liquidity and supply challenges.

We expect continued economic growth in North America in 2015, with inflation staying just below 2.0%. The Fed is generally expected to increase interest rates in 2015. With lower energy prices and the stronger dollar likely to keep inflation below its target for some time, the Fed has suggested patience, and that it may normalize rates only when it can be certain that inflation will soon return to its target. We believe short-term interest rates will likely go up some time in the second half of 2015, as central banks begin raising short-term lending rates.

Going forward, the trust will continue to add yield through the purchase of floating-rate notes, shorter-term bonds, and longer-dated Treasuries. This will be balanced with shorter-term commercial paper. We expect the weighted average maturity and the duration to slowly decrease in anticipation of higher interest rates.

11

Money Market Trust B

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  „  To obtain maximum current income consistent with preservation of principal and liquidity by investing in high-quality, U.S. dollar denominated money market instruments.

Portfolio Composition*	% of Total
Commercial paper	47.9
U.S. Government Agency	19.0
U.S. Government	13.0
Certificate of deposit	9.8
Corporate interest-bearing obligations	9.6
Other	0.7

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Environment  „  Given sliding crude oil prices and ongoing drama in Russia, financial markets ended 2014 with significant volatility. The U.S. Federal Reserve Board (Fed) left interest rates unchanged throughout the year, with the federal funds rate remaining in the 0% to 0.25% range. In October, the Fed ended its multi-year program of increasing the money supply through quantitative easing. As the U.S. economy recovered, along with improved labor market conditions, indicators suggested that labor resources remained underutilized.

At the end of the period, the trust’s holdings consisted primarily of fixed and floating rate corporate paper. The trust also incorporated a mix of federal agency securities as well as U.S. Treasuries. The average term to maturity remained below the maximum of 60 days.

Over the period, the trust’s holdings shifted from certificates of deposit to commercial paper due to available supply. Increased regulations on banks and broker/dealers have significantly impacted balance sheets, leading to liquidity and supply challenges.

We expect continued economic growth in North America in 2015, with inflation staying just below 2.0%. The Fed is generally expected to increase interest rates in 2015. With lower energy prices and the stronger dollar likely to keep inflation below its target for some time, the Fed has suggested patience, and that it may normalize rates only when it can be certain that inflation will soon return to its target. We believe short-term interest rates will likely go up some time in the second half of 2015, as central banks begin raising short-term lending rates.

Going forward, the trust will continue to add yield through the purchase of floating-rate notes, shorter-term bonds, and longer-dated Treasuries. This will be balanced with shorter-term commercial paper. We expect the weighted average maturity and the duration to slowly decrease in anticipation of higher interest rates.

12

New Income Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Daniel O. Shackelford

INVESTMENT OBJECTIVE & POLICIES  „  To seek a high level of current income consistent with the preservation of capital by investing at least 80% of its total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage and asset-backed securities, corporate bonds, foreign securities (up to 10% of total assets) including emerging markets, collateralized mortgage obligations, Treasury inflation protected securities and other securities, including, on occasion, equities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government Agency	27.7
U.S. Government	20.3
Financials	10.0
Collateralized mortgage obligations	9.3
Asset backed securities	8.1
Consumer discretionary	4.0
Energy	3.9
Telecommunication services	2.8
Industrials	2.5
Foreign government obligations	2.2
Health care	2.0
Municipal bonds	1.5
Information technology	1.1
Utilities	0.7
Materials	0.6
Consumer staples	0.6
Short-term investments and other	2.7

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  „  For the year ended December 31, 2014, the New Income Trust Series NAV shares returned 5.83% and the Barclays U.S. Aggregate Bond Index returned 5.97%.

Environment  „  Most major sectors posted positive absolute returns as yields declined across the yield curve. Longer-dated Treasuries and government-related securities posted strong results amid growing signs of global economic weakness and geopolitical uncertainties. Shorter-maturity Treasuries faced headwinds from expectations of a 2015 rate increase by the Federal Reserve Board (Fed). Investment-grade corporate bonds posted solid returns despite heavy new issuance. And mortgage-backed securities (MBS) held up well given that the Fed curtailed its bond repurchasing program late in the year.

The trust’s return was slightly behind that of the benchmark. The trust’s slightly shorter duration posture relative to the index detracted from relative returns, as rates generally fell during 2014. However, positioning along the yield curve benefited as rates flattened during the year. The trust was underweight to shorter maturities and overweight to the longer end of the curve.

An out-of-benchmark position in Treasury inflation protected securities detracted from relative performance during the period. Despite improving economic data and increasing inflation expectations in the first half of the year, factors such as falling energy prices, a stronger U.S. dollar, and dampened inflation expectations later in the year weighed on the sector.

The trust benefited from security selection, especially within investment-grade corporate bonds. Notable positions included overweights to media and telecom debt (which benefited from merger and acquisition activity), and senior debt of large U.S. money center banks as they strengthened their balance sheets.

Holdings in MBS also contributed to relative performance as the trust’s overweight to Fannie Mae securities boosted relative returns. Non-agency positions were also beneficial. These securities continue to benefit from declining supply and improving fundamentals.

Exposure to local Brazilian and Mexican bonds contributed, although the currency exposures generally detracted against a strengthening U.S. dollar. Our Brazilian debt performed well as the country’s high nominal and real interest rates, along with expectations for an improving economy following a closely contested presidential election, proved beneficial. Our Mexican debt exposure got a boost from the country’s energy policy reforms and an unexpected rate cut midway through the year. As of year end, the portfolio held credit default swaps, currency forwards, and interest rate futures. The products were held at various points throughout the period. Currency forwards increased exposure to base currency overall, interest rate futures decreased duration, and credit default swaps decreased spread duration. The estimated return impact from employing futures was slightly negative, and negligible for forwards and swaps.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
New Income Trust Series NAV (began 10/24/05)	5.83%	4.44%	—	4.86%	24.27%	—	54.62%
Barclays U.S. Aggregate Bond Index[2,3]	5.97%	4.45%	—	4.96%	24.31%	—	56.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

13

Real Return Bond Trust

Subadvisor: Pacific Investment Management Company, LLC
Portfolio Manager: Mihir P. Worah, Jeremie Banet

INVESTMENT OBJECTIVE & POLICIES  „  The trust seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and foreign governments, their agencies, or instrumentalities and corporations, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government	65.0
Foreign government obligations	8.8
Collateralized mortgage obligations	3.7
Certificate of deposit	2.8
Financials	2.4
Asset backed securities	1.8
U.S. Government Agency	1.5
Energy	1.2
Industrials	0.7
Telecommunication services	0.6
Purchased options	0.1
Utilities	0.1
Short-term investments	11.3

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „  For the year ended December 31, 2014, the Real Return Bond Trust Series I shares returned 4.77% and the Barclays U.S. TIPS Index returned 3.64%.

Environment  „  Both uncertainty and volatility increased in the first quarter of 2014. Equity markets initially suffered from geopolitical tensions and weather-weakened data before rebounding strongly. Bond markets rallied early in the quarter due to the somewhat uncertain pace of economic expansion and mostly held on to gains as the crisis in Ukraine led a general flight to quality. European economies continued to stabilize but concerns rose in Asia, especially over China’s economic health.

The second quarter of 2014 saw the return of risk appetite and an easing of global political risks. Bond markets rallied as central banks remained accommodative. Global equity markets posted sizeable gains overall as the S&P 500 Index rose to an all-time high and emerging-market (EM) stocks rebounded on reduced political risks.

The third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields moved lower, and credit market spreads widened. Equity markets had modest gains in the U.S., but were flat or slightly negative in many other regions as economic data varied. Growth concerns developed in China and Japan, and in EM tensions over Ukraine pushed the U.S. and European Union to expand sanctions on Russia.

Evidence of global growth divergence was further borne out in the final quarter of 2014. The most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised.

The portfolio’s duration positioning detracted from performance over the year, particularly a defensive position to the long end of the U.S. nominal curve. A defensive position to the long end, core European nominal rates, was also negative for performance, but this was partially offset by exposure to nominal duration in Spain and real duration in Italy. A focus on the belly of the TIPS curve was positive for performance as the real yield curve flattened. Additionally, exposure to nominal EM local rates in Mexico contributed to returns, as rates fell. In spread sectors, an allocation to non-agency mortgages, which continued to benefit from limited supply and positive demand, contributed to performance. Short exposure to the euro and yen was also positive for the year as these currencies depreciated relative to the U.S. dollar. Approximately 200 basis points of the trust’s gain during the year came from a litigation settlement from JP Morgan relating to losses on mortgage backed securities that occurred during 2006-2008.

Derivatives were used in the portfolio and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The portfolio’s exposure to U.S. nominal interest rates (which detracted) was partly facilitated through the use of interest rate swaps, futures, and options. Exposures to core European nominal rates (which also hurt) were also partially gained through the use of interest rate swaps, futures, and options. Additionally, the exposure to EM local debt in Brazil (which helped performance) involved the implementation of zero-coupon interest rate swaps.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Real Return Bond Trust Series I	4.77%	4.75%	4.25%	26.13%	51.55%
Real Return Bond Trust Series II	4.53%	4.56%	4.03%	24.97%	48.50%
Real Return Bond Trust Series NAV[2]	4.88%	4.81%	4.28%	26.45%	52.11%
Barclays U.S. TIPS Index[3,4]	3.64%	4.11%	4.37%	22.33%	53.41%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The Barclays U.S. TIPS Index is an unmanaged index of fixed-rate U.S. Treasury Inflation Protected Securities with at least one year to maturity.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

14

Short Term Government Income Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Howard C. Greene, CFA, Jeffrey N. Given, CFA

INVESTMENT OBJECTIVE & POLICIES  „  To seek a high level of current income consistent with preservation of capital by investing at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities, or instrumentalities (U.S. government securities). Under normal circumstances, the trust’s effective duration is no more than three years. Maintaining a stable share price is a secondary goal.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government Agency	73.7
U.S. Government	18.8
Collateralized mortgage obligations	5.4
Short-term investments and other	2.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „  For the year ended December 31, 2014, the Short Term Government Income Trust Series NAV shares returned 1.20%, and the Barclays U.S. Government 1–5 Year Index returned 1.18%.

Environment  „  Short-term U.S. government bonds posted positive returns in 2014 as yields declined for the year. Bonds rallied early in the year as severe winter weather led to an economic contraction in the first quarter. However, the economy picked up steam later in the year, growing at an annual rate of 4.6% in the second quarter and 5% in the third quarter, the latter being the fastest quarterly growth rate in 11 years. Job growth remained strong, sending the unemployment rate down to 5.8%, its lowest level since July 2008. Furthermore, vehicle sales were robust, the housing market continued to recover, and consumer confidence hit an eight-year high.

Nonetheless, bond yields continued to trend lower as inflation remained well below its long-term average, in part because of a sharp decline in energy prices in the second half of the year. The price of oil fell by approximately 50% in 2014 amid growing supply and weaker demand, especially in emerging markets. Lower energy prices eased concerns about near-term inflation, and bond yields fell in response.

As the economy improved, the U.S. Federal Reserve (Fed) gradually phased out its quantitative easing measures, bringing them to an end in October. The Fed also began to lay the groundwork for a short-term interest rate hike, possibly sometime in 2015.

Sector allocation was the primary factor behind the trust’s performance. The trust remained focused on higher-yielding short-term government securities, including callable government agency notes and residential mortgage-backed securities, which together comprised more than two-thirds of the portfolio throughout the year. The higher yields of these securities aided performance compared with the benchmark.

On the downside, duration positioning detracted from relative performance. The trust’s duration was shorter than that of its benchmark throughout the period, and this positioning negatively affected both absolute and relative performance as the trust did not participate fully in the bond market rally. The trust’s duration was 2.1 years at period end, compared to 2.6 years for the index.

During the year, we reduced the position in short-term Treasury securities and increased holdings of government agency bonds and mortgage-backed securities in order to capture additional yield. We also added some Treasury inflation-protected securities to the portfolio late in the year, taking advantage of relative values among short-term bonds.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Short Term Government Income Trust Series I2	1.15%	1.49%	—	1.57%	7.66%	—	9.78%
Short Term Government Income Trust Series II2	0.94%	1.30%	—	1.41%	6.67%	—	8.77%
Short Term Government Income Trust Series NAV (began 1/2/09)	1.20%	1.54%	—	1.61%	7.93%	—	10.05%
Barclays U.S. Government 1-5 Year Index[3,4]	1.18%	1.75%	—	1.62%	9.07%	—	10.15%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on April 30, 2010. For periods prior to April 30, 2010 the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to April 30, 2010 reflected Series I and/or Series II expenses, performance would be lower.

3	The Barclays U.S. Government 1-5 Year Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

15

Strategic Income Opportunities Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Daniel S. Janis, III, Thomas C. Goggins, Kisoo Park

INVESTMENT OBJECTIVE & POLICIES  „  To seek a high level of current income by investing primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and high-yield bonds. The trust may also invest in other types of debt securities and preferred stocks.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Financials	22.2
Foreign government obligations	20.0
Consumer discretionary	11.2
Health care	8.0
Collateralized mortgage obligations	6.2
Utilities	5.4
Consumer staples	5.0
Materials	4.1
Industrials	3.0
Energy	3.0
Telecommunication services	2.4
Information technology	2.0
Asset backed securities	0.9
Purchased options	0.4
Short-term investments and other	6.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „  For the year ended December 31, 2014, the Strategic Income Opportunities Trust Series I shares returned 5.14% and the Barclays U.S. Aggregate Bond Index returned 5.97%.

Environment  „  Early in the period, with the U.S. Federal Reserve Board implementing its tapering program, investors regained some appetite for risk. Developed-markets corporate debt and emerging-markets debt both posted gains as a result. As the period progressed however, global expectations of lower interest rates bolstered the performance of higher-quality bond markets. Riskier assets, including U.S. high-yield and emerging markets, generally underperformed as falling oil prices and financial market volatility caused disruptions.

The trust’s shorter duration bias which was achieved using futures detracted from relative performance, as higher-quality, generally longer duration, assets outperformed globally. Emerging markets and Asian positions — particularly in Brazil, Mexico and South Korea — also hindered performance as a result of general financial market volatility in these regions, geopolitical uncertainty and an investor flight-to-quality.

The trust’s foreign currency positioning, especially its long position in the U.S. dollar, contributed to its relative performance over the period. The long U.S. dollar position was expressed against short positions in the euro, Japanese yen, Australian dollar, and Canadian dollar, which helped performance, as all of these currencies weakened dramatically against the U.S. dollar. The Canadian dollar and the euro were used in part as hedges against emerging markets positions in Asia and Latin America, and helped reduce the impact of weakness in those currencies. Security selection in defensive bias sectors and higher-quality corporate bond portfolio also contributed to performance. With spreads tightening slightly over the entire year, the U.S. asset allocation, particularly its high-yield and investment-grade corporate bond holdings, also bolstered performance.

During the period, we eliminated holdings in Malaysia in anticipation of heightened volatility in that region. We also slightly reduced holdings in Brazil and Mexico on the belief that these markets may also experience some volatility in the coming period. The trust’s U.S. high-yield corporate portfolio was also transitioned toward higher quality holdings throughout the year.

We anticipate that the U.S. economy will grow at a moderate pace in the year ahead as the economy continues to improve. We believe that Treasury yields will rise and the yield curve will steepen. As such, we would look to incorporate a slightly lower duration bias. We believe that U.S. high-yield corporate bonds should offer attractive returns in the coming months, with interest income earning a larger portion of total return relative to price appreciation. Emerging markets government bonds, particularly those in Asia, should offer attractive returns as those economies outperform global averages and their credit metrics continue to improve.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Strategic Income Opportunities Trust Series I	5.14%	7.79%	6.61%	45.54%	89.69%
Strategic Income Opportunities Trust Series II	4.92%	7.58%	6.38%	44.08%	85.68%
Strategic Income Opportunities Trust Series NAV[2]	5.21%	7.84%	6.65%	45.82%	90.40%
Barclays U.S. Aggregate Bond Index[3,4]	5.97%	4.45%	4.71%	24.31%	58.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

16

Total Bond Market Trust B

Subadvisor: Declaration Management & Research, LLC
Portfolio Managers: Peter Farley, CFA, Joshua Kuhnert, CFA

INVESTMENT OBJECTIVE & POLICIES  „  The trust seeks to track the performance of the Barclays U.S. Aggregate Bond Index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government	35.3
U.S. Government Agency	33.7
Financials	9.1
Foreign government obligations	3.1
Energy	2.9
Collateralized mortgage obligations	2.2
Consumer discretionary	2.0
Consumer staples	1.9
Utilities	1.7
Health care	1.7
Industrials	1.5
Telecommunication services	1.2
Materials	1.1
Information technology	1.0
Municipal bonds	1.0
Asset backed securities	0.5
Short-term investments and other	0.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „   For the year ended December 31, 2014, the Total Bond Market Trust B Series NAV shares returned 6.06% and the Barclays U.S. Aggregate Bond Index returned 5.97%.

Environment  „  The bond market delivered healthy positive returns for the year thanks to the steady move lower for long-term interest rates. The rate impact was enough to produce positive returns even in sectors with spread widening like high yield and investment grade corporates. The U.S. economy picked up steam finishing the year with GDP surprising to the upside, healthy payroll growth, and a considerably lower unemployment rate by year end. All these positive developments were enough for the Federal Reserve Board (Fed) to end their bond buy-back program, but not enough to raise the Fed Funds rate. Most market participants don’t expect rate hikes until mid-to-late 2015. Inflation is still running well below the Fed target and while headline unemployment looks good, labor force participation is still nearly 4% lower than pre-crisis levels. The largest source of volatility in markets came from the steep drop in oil prices in the fourth quarter of the year. The oil price impact on domestic producers and related industries caused large declines in equity and credit markets. Emerging market and sovereign credits dependent on oil revenues also came under much pressure. Nonetheless, equity markets as a whole had another good year with the Dow Jones Industrial Average reaching a record high in December. Europe came back into focus with Russian sanctions and a big decline in the value of the euro relative to the U.S. dollar persisting as the key concerns there. There were bouts of weakness in emerging markets, but the global bond market as a whole has regained some resilience and much less prone to jumps on news of isolated problems.

Securitized assets were one area of strength. Mortgage-backed securities (MBS) were mostly positive, aside from Ginnie Mae pass-throughs which suffered much higher refinance-related prepays than expected. Traditional credit cards, auto loans, and commercial mortgage-backed securities (CMBS) all performed nicely. Corporate bonds had relatively lower returns; financials again outperforming industrials and utilities. The worst performance came from longer term industrials, particularly oil-related credits.

Many of these conditions worked in the trust’s favor, as it outperformed the index. In addition to being well positioned for the market, the trust’s outperformance was attributable to security selection and credit curve positioning.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust B Series I2	6.11%	4.29%	4.70%	23.35%	58.33%
Total Bond Market Trust B Series II2	5.90%	4.19%	4.65%	22.77%	57.58%
Total Bond Market Trust B Series NAV[3]	6.06%	4.30%	4.71%	23.41%	58.40%
Barclays U.S. Aggregate Bond Index[4,5]	5.97%	4.45%	4.71%	24.31%	58.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005 in connection with the Trust’s acquisition on that date of all assets of the Bond Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1998.

4	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

17

Total Return Trust

Subadvisor: Pacific Investment Management Company, LLC
Portfolio Manager: Mark R. Kiesel, Scott A. Mather, Mihir P. Worah

INVESTMENT OBJECTIVE & POLICIES  „  To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government Agency	26.0
U.S. Government	19.9
Financials	14.4
Foreign government obligations	12.9
Collateralized mortgage obligations	7.3
Municipal bonds	4.9
Asset backed securities	4.3
Consumer discretionary	3.1
Energy	1.3
Materials	0.8
Telecommunication services	0.7
Health care	0.6
Industrials	0.5
Utilities	0.3
Information technology	0.1
Consumer staples	0.1
Short-term investments	2.8

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „  For the year ended December 31, 2014, the Total Return Trust Series I shares returned 4.74% and the Barclays U.S. Aggregate Bond Index returned 5.97%.

Environment  „  Both uncertainty and volatility increased in the first quarter of 2014. Equity markets initially suffered from geopolitical tensions and weather-weakened data before rebounding strongly. Bond markets rallied early in the quarter due to the somewhat uncertain pace of economic expansion and mostly held on to gains as the crisis in Ukraine led a general flight to quality. European economies continued to stabilize but concerns rose in Asia, especially over China’s economic health.

The second quarter of 2014 saw the return of risk appetite and an easing of global political risks. Bond markets rallied as central banks remained accommodative. Global equity markets posted sizeable gains overall as the S&P 500 Index rose to an all-time high and emerging market (EM) stocks rebounded on reduced political risks.

The third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields moved lower, and credit market spreads widened. Equity markets had modest gains in the U.S., but were flat or slightly negative in many other regions as economic data varied. Growth concerns developed in China and Japan, and in EM tensions over Ukraine pushed the U.S. and European Union to expand sanctions on Russia.

Evidence of global growth divergence was further borne out in the final quarter of 2014. The most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised.

The portfolio’s U.S. duration positioning, particularly its underweight to longer maturities, detracted from performance over the year as rates fell. Outside of the U.S., exposure to rates in Spain and Italy contributed to performance, and an allocation to Mexican duration was also positive, as rates fell in these regions. In spread sectors, an allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as inflation expectations fell, and exposures to EM sovereigns and external debt detracted from performances as spreads widened. An allocation to non-agency mortgages, which continued to benefit from limited supply and positive demand, contributed to performance. Additionally, a focus on investment grade and high yield financials was positive for performance as these securities outperformed the broader corporate sector. Short exposure to the euro and yen also contributed as these currencies depreciated relative to the U.S. dollar.

Derivatives were used in the portfolio and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The portfolio’s exposure to U.S. as well as global interest rates (which detracted) was partly facilitated through the use of interest rate swaps, futures, and options. The exposure to EM local debt in Brazil and Mexico (which helped performance) involved the implementation of zero-coupon interest rate swaps and interest rates swaps, respectively. The exposures to EM were partially gained through the use of sovereign credit default swaps.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Total Return Trust Series I	4.74%	4.48%	5.29%	24.51%	67.41%
Total Return Trust Series II	4.46%	4.27%	5.07%	23.27%	64.04%
Total Return Trust Series NAV[2]	4.73%	4.54%	5.34%	24.84%	68.19%
Barclays U.S. Aggregate Bond Index[3,4]	5.97%	4.45%	4.71%	24.31%	58.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares, which have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

18

Ultra Short Term Bond Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Howard C. Greene, CFA, Jeffrey N. Given, CFA

INVESTMENT OBJECTIVE & POLICIES  „  To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital by investing at least 80% of its net assets in a diversified portfolio of domestic, investment-grade debt securities. Debt securities may be issued by governments, companies, or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The trust may also invest in cash and cash equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Financials	27.1
Asset backed securities	19.4
Consumer discretionary	8.6
U.S. Government Agency	6.9
Health care	5.0
Utilities	4.8
Industrials	4.2
U.S. Government	3.4
Collateralized mortgage obligations	3.2
Telecommunication services	2.5
Materials	2.3
Energy	2.0
Consumer staples	1.9
Information technology	1.3
Short-term investments and other	7.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  „  For the year ended December 31, 2014, the Ultra Short Term Bond Trust Series I shares lost 0.02% and the BofA Merrill Lynch 6-Month Treasury Bill Index gained 0.12%

Environment  „  Short-term U.S. bonds posted positive returns in 2014 as yields declined for the year. Bonds rallied early in the year as severe winter weather led to an economic contraction in the first quarter. However, the economy picked up steam later in the year, growing at an annual rate of 4.6% in the second quarter and 5% in the third quarter, the latter being the fastest quarterly growth rate in 11 years. Job growth remained strong, sending the unemployment rate down to 5.8%, its lowest level since July 2008. Furthermore, vehicle sales were robust, the housing market continued to recover, and consumer confidence hit an eight-year high.

Nonetheless, bond yields continued to trend lower as inflation remained well below its long-term average, in part because of a sharp decline in energy prices in the second half of the year. The price of oil fell by approximately 50% in 2014 amid growing supply and weaker demand, especially in emerging markets. Lower energy prices eased concerns about near-term inflation, and bond yields fell in response.

As the economy improved, the Federal Reserve Board (Fed) gradually phased out its quantitative easing measures, bringing them to an end in October. The Fed also began to lay the groundwork for a short-term interest rate hike, possibly sometime in 2015.

The trust remained focused on higher-yielding short-term securities, including corporate notes and asset-backed securities, which together comprised more than two-thirds of the portfolio throughout the year. About half of the corporate holdings were in the financial sector, which was the best-performing sector in the corporate bond market for the year. On the downside, the trust’s holdings in the energy sector were a drag on performance. Asset-backed securities, which made up about 19.4% of net assets at year end, also detracted slightly from relative results. The remainder of the portfolio consisted of small positions in short-term U.S. Treasury bills and floating-rate mortgage debt.

The trust consistently had a longer duration than its benchmark, and this positioning allowed the portfolio to capture higher yields during the year.

Over the course of 2014, we reduced exposure to short-term U.S. Treasury bills; by the end of the year, Treasury bills accounted for less than 10% of net assets. We replaced these securities with short-term corporate bonds, which offered higher yields.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Ultra Short Term Bond Trust Series I (began 7/29/10)	–0.02%	—	—	0.09%	—	—	0.41%
Ultra Short Term Bond Trust Series II (began 7/29/10)	–0.30%	—	—	–0.12%	—	—	–0.52%
Ultra Short Term Bond Trust Series NAV (began 7/29/10)	0.03%	—	—	0.14%	—	—	0.62%
BofA Merrill Lynch 6-Month Treasury Bill Index[2,3]	0.12%	—	—	0.20%	—	—	0.90%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The BofA Merrill Lynch 6-Month Treasury Bill Index is an unmanaged index tracking 6-month U.S. government securities.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

19

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period [1] 7/1/2014 – 12/31/2014	Annualized Expense Ratio
Active Bond Trust
Series I — Actual	$1,000.00	$1,013.20	$3.45	0.68%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%
Series II — Actual	1,000.00	1,012.30	4.46	0.88%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Series NAV — Actual	1,000.00	1,013.70	3.20	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Bond Trust
Series I — Actual	$1,000.00	$1,014.90	$3.20	0.63%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Series II — Actual	1,000.00	1,013.60	4.21	0.83%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series NAV — Actual	1,000.00	1,014.60	2.95	0.58%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.96	0.58%
Core Bond Trust
Series I — Actual	$1,000.00	$1,018.10	$3.41	0.67%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Series II — Actual	1,000.00	1,016.90	4.42	0.87%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Series NAV — Actual	1,000.00	1,018.70	3.15	0.62%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%
Global Bond Trust
Series I — Actual	$1,000.00	$968.10	$3.97	0.80%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.07	0.80%
Series II — Actual	1,000.00	966.90	4.95	1.00%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series NAV — Actual	1,000.00	968.40	3.72	0.75%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%

20

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period [1] 7/1/2014 – 12/31/2014	Annualized Expense Ratio
High Yield Trust
Series I — Actual	$1,000.00	$948.30	$3.78	0.77%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Series II — Actual	1,000.00	947.20	4.76	0.97%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Series NAV — Actual	1,000.00	948.20	3.54	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Income Trust
Series NAV — Actual	$1,000.00	$953.00	$4.09	0.83%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Investment Quality Bond Trust
Series I — Actual	$1,000.00	$1,007.90	$3.49	0.69%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%
Series II — Actual	1,000.00	1,006.80	4.50	0.89%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Series NAV — Actual	1,000.00	1,007.60	3.24	0.64%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%
Money Market Trust
Series I — Actual	$1,000.00	$1,000.03	$0.76	0.15%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.77	0.15%
Series II — Actual	1,000.00	1,000.03	0.76	0.15%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.77	0.15%
Money Market Trust B
Series NAV — Actual	$1,000.00	$1,000.02	$0.76	0.15%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.77	0.15%
New Income Trust
Series NAV — Actual	$1,000.00	$1,015.00	$2.89	0.57%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.91	0.57%
Real Return Bond Trust
Series I — Actual	$1,000.00	$983.50	$4.60	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	982.90	5.60	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	984.60	4.35	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Short Term Government Income Trust
Series I — Actual	$1,000.00	$1,002.60	$3.28	0.65%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Series II — Actual	1,000.00	1,001.40	4.29	0.85%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series NAV — Actual	1,000.00	1,002.30	3.03	0.60%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.06	0.60%
Strategic Income Opportunities Trust
Series I — Actual	$1,000.00	$1,008.50	$3.75	0.74%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Series II — Actual	1,000.00	1,007.20	4.76	0.94%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Series NAV — Actual	1,000.00	1,008.30	3.49	0.69%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%
Total Bond Market Trust B
Series I — Actual	$1,000.00	$1,020.60	$1.53	0.30%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series II — Actual	1,000.00	1,018.60	2.54	0.50%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Series NAV — Actual	1,000.00	1,020.10	1.27	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%

21

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period [1] 7/1/2014 – 12/31/2014	Annualized Expense Ratio
Total Return Trust
Series I — Actual	$1,000.00	$1,011.60	$3.85	0.76%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Series II — Actual	1,000.00	1,009.70	4.86	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Series NAV — Actual	1,000.00	1,011.50	3.60	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
Ultra Short Term Bond Trust
Series I — Actual	$1,000.00	$999.00	$3.28	0.65%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Series II — Actual	1,000.00	997.00	4.28	0.85%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series NAV — Actual	1,000.00	998.60	3.02	0.60%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.06	0.60%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

22

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

Active Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 22.7%
U.S. Treasury Bonds - 4.4%
3.125%, 02/15/2042
to 08/15/2044	$34,035,000	36,647,114	4.4%
		36,647,114
U.S. Treasury Notes - 1.8%
2.250%, 11/15/2024	12,683,000	12,768,217	1.5%
2.375%, 12/31/2020	2,500,000	2,573,438	0.3%
		15,341,655
Federal Home Loan Bank - 0.1%		1,016,596	0.1%
Federal Home Loan Mortgage Corp. - 2.0%
3.000%, 03/01/2043	2,172,017	2,209,380	0.2%
4.000%, 11/01/2043
to 02/01/2044	2,609,100	2,792,477	0.4%
4.500%, 09/01/2023
to 10/01/2041	6,847,350	7,427,335	0.9%
5.000%, 03/01/2041
to 04/01/2041	2,398,632	2,653,581	0.3%
OTHER SECURITIES		1,862,576	0.2%
		16,945,349
Federal National Mortgage Association - 13.4%
2.113%, 08/01/2034 (P)	1,705,153	1,803,119	0.2%
3.000%, TBA (C)	13,750,000	13,916,163	1.7%
3.000%, 07/01/2027
to 05/01/2043	4,926,626	5,021,965	0.7%
3.500%, 02/01/2026
to 06/01/2042	8,781,751	9,217,088	1.1%
4.000%, 10/01/2025
to 01/01/2044	15,245,245	16,358,871	2.0%
4.500%, 08/01/2040
to 08/01/2041	19,609,874	21,357,969	2.4%
5.000%, 05/01/2018
to 04/01/2041	17,121,307	18,978,528	2.3%
5.500%, 02/01/2018
to 11/01/2039	9,826,488	11,018,864	1.3%
6.000%, 05/01/2035
to 02/01/2036	5,561,016	6,331,773	0.8%
6.500%, 02/01/2036
to 06/01/2039	2,737,489	3,115,372	0.4%
OTHER SECURITIES		4,697,460	0.5%
		111,817,172
Government National Mortgage Association - 1.0%
4.000%, 02/15/2041	5,751,547	6,201,560	0.8%
OTHER SECURITIES		2,243,263	0.2%
		8,444,823
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $184,424,371)		$190,212,709
FOREIGN GOVERNMENT
OBLIGATIONS - 0.6%
Argentina - 0.1%		1,163,916	0.1%
Germany - 0.2%		1,534,198	0.2%

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico - 0.1%		$923,943	0.1%
Panama - 0.1%		696,075	0.1%
Peru - 0.0%		111,836	0.0%
United Kingdom - 0.1%		405,979	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,196,635)		$4,835,947
CORPORATE BONDS - 42.7%
Consumer discretionary - 4.6%
Ford Motor Credit Company LLC
5.875%, 08/02/2021	$2,644,000	3,061,191	0.4%
OTHER SECURITIES		35,654,278	4.2%
		38,715,469
Consumer staples - 1.7%		14,465,219	1.7%
Energy - 5.9%		48,846,192	5.9%
Financials - 17.4%
Bank of America Corp.
5.000%, 05/13/2021	1,800,000	2,008,535	0.2%
Leucadia National Corp.
5.500%, 10/18/2023	1,885,000	1,930,470	0.2%
Morgan Stanley
4.100%, 05/22/2023	1,710,000	1,731,269	0.2%
Sirius International Group, Ltd.
(7.506% to 06/30/2017, then
3 month LIBOR + 3.200%)
06/30/2017 (Q)(S)	2,130,000	2,217,330	0.3%
The Goldman Sachs Group, Inc.
5.250%, 07/27/2021	1,635,000	1,845,362	0.2%
OTHER SECURITIES		135,842,127	16.3%
		145,575,093
Health care - 1.6%		13,517,315	1.6%
Industrials - 3.8%
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month
LIBOR + 1.735%)
02/15/2067 (S)	2,955,000	2,659,500	0.3%
OTHER SECURITIES		28,889,760	3.5%
		31,549,260
Information technology - 0.5%		4,444,524	0.5%
Materials - 2.2%		18,677,165	2.2%
Telecommunication services - 2.6%
GTP Acquisition Partners I LLC
4.704%, 05/15/2018 (S)	2,000,000	1,965,980	0.2%
Verizon Communications, Inc.
5.150%, 09/15/2023	2,000,000	2,208,466	0.2%
OTHER SECURITIES		17,285,251	2.2%
		21,459,697
Utilities - 2.4%
NiSource Finance Corp.
4.800%, 02/15/2044	1,860,000	1,981,728	0.2%
OTHER SECURITIES		18,085,908	2.2%
		20,067,636
TOTAL CORPORATE BONDS (Cost $340,476,603)		$357,317,570

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CAPITAL PREFERRED SECURITIES - 1.3%
Financials - 1.3%
ZFS Finance USA Trust V (6.500%
to 05/09/2017, then 3 month
LIBOR + 2.285%)
05/09/2067 (S)	$1,695,000	$1,805,175	0.2%
OTHER SECURITIES		9,179,882	1.1%
		10,985,057
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $10,628,538)		$10,985,057
TERM LOANS (M) - 0.4%
Consumer discretionary - 0.0%		136,049	0.0%
Consumer staples - 0.1%		543,971	0.1%
Energy - 0.1%		461,373	0.1%
Financials - 0.0%		259,975	0.0%
Health care - 0.0%		318,178	0.0%
Industrials - 0.1%		626,433	0.1%
Utilities - 0.1%		654,451	0.1%
TOTAL TERM LOANS (Cost $3,203,568)		$3,000,430
MUNICIPAL BONDS - 0.3%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	1,885,000	2,842,542	0.3%
TOTAL MUNICIPAL BONDS (Cost $2,068,957)		$2,842,542
COLLATERALIZED MORTGAGE
OBLIGATIONS - 21.6%
Commercial and residential - 17.2%
Americold 2010 LLC Trust,
7.443%, 01/14/2029 (S)	2,525,000	2,860,353	0.3%
Banc of America Merrill Lynch
Commercial Mortgage, Inc.,
4.953%, 07/10/2043 (P)	2,524,154	2,551,155	0.3%
CHL Mortgage Pass Through Trust,
2.491%, 07/20/2034 (P)	2,035,327	2,046,243	0.2%
JPMorgan Chase Commercial
Mortgage Securities Trust,
5.440%, 05/15/2045	2,292,000	2,426,639	0.3%
JPMorgan Chase Commercial
Mortgage Securities Trust,
6.012%, 02/15/2051 (P)	1,985,000	2,163,045	0.2%
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
5.526%, 03/12/2051 (P)	1,950,000	2,014,925	0.2%
Morgan Stanley Capital I Trust,
3.773%, 03/15/2045	2,371,500	2,462,042	0.3%
Motel 6 Trust,
3.781%, 10/05/2025 (S)	2,660,000	2,630,658	0.3%
TimberStar Trust,
5.668%, 10/15/2036 (S)	2,300,000	2,448,233	0.3%
Wachovia Bank Commercial
Mortgage Trust,
5.153%, 10/15/2041 (P)(S)	2,500,000	2,498,953	0.3%
Wachovia Bank Commercial
Mortgage Trust,
4.793%, 05/15/2044	1,862,483	1,880,774	0.2%
WaMu Mortgage Pass Through
Certificates,
0.590%, 07/25/2045 (P)	2,073,866	1,914,163	0.2%

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
WF-RBS Commercial
Mortgage Trust,
2.214%, 11/15/2045 (S)	$16,625,562	$1,863,177	0.2%
OTHER SECURITIES		114,002,876	13.9%
		143,763,236
Federal Home Loan Mortgage Corp. - 1.8%
3.000%, 02/15/2040	3,241,421	3,347,752	0.4%
OTHER SECURITIES		11,703,133	1.4%
		15,050,885
Federal National Mortgage Association - 2.2%
2.000%, 03/25/2041	7,328,887	7,222,794	0.9%
2.000%, 09/25/2041	1,939,174	1,851,299	0.2%
4.000%, 01/25/2041	2,421,540	2,496,712	0.3%
OTHER SECURITIES		6,807,680	0.8%
		18,378,485
Government National Mortgage Association - 0.4%		3,684,016	0.4%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $175,147,221)		$180,876,622
ASSET BACKED SECURITIES - 8.3%
CKE Restaurant Holdings, Inc.,
4.474%, 03/20/2043 (S)	1,893,944	1,920,573	0.2%
Credit-Based Asset Servicing and
Securitization LLC,
5.453%, 10/25/2036 (P)(S)	2,560,000	2,051,604	0.2%
OTHER SECURITIES		65,858,202	7.9%
TOTAL ASSET BACKED
SECURITIES (Cost $69,425,736)		$69,830,379
PREFERRED SECURITIES - 0.8%
Consumer staples - 0.1%		588,406	0.1%
Financials - 0.5%		4,151,931	0.5%
Industrials - 0.1%		456,652	0.1%
Utilities - 0.1%		1,051,717	0.1%
TOTAL PREFERRED SECURITIES (Cost $6,109,262)		$6,248,706
SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	555,874	5,561,849	0.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $5,562,350)		$5,561,849
SHORT-TERM INVESTMENTS - 1.7%
Money market funds - 1.7%
State Street Institutional
U.S. Government Money Market
Fund, 0.0000% (Y)	14,040,399	14,040,399	1.7%
Repurchase agreement 0.0%		$265,000	0.00%
TOTAL SHORT-TERM
INVESTMENTS (Cost $14,305,399)		$14,305,399
Total Investments (Active Bond Trust)
(Cost $815,548,640) - 101.1%		$846,017,210	101.1%
Other Assets And Liabilities, Net - (1.1%)		(9,169,018)	(1.1)%
TOTAL NET ASSETS - 100.0%		$836,848,192	100.0%

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 56.8%
Treasury Inflation Protected Securities - 1.0%
0.125%, 04/15/2018	$106,574,075	$106,182,735	1.0%
U.S. Treasury Bonds - 5.2%
3.125%, 11/15/2041
to 08/15/2044	509,730,000	549,473,678	5.2%
		549,473,678
U.S. Treasury Notes - 15.6%
0.625%, 04/30/2018	83,000,000	81,307,547	0.8%
0.875%, 06/15/2017
to 07/15/2017	348,830,000	348,366,930	3.2%
1.000%, 06/30/2019	82,895,000	80,874,434	0.8%
1.250%, 10/31/2018	271,210,000	269,430,320	2.5%
1.750%, 09/30/2019	157,000,000	157,883,125	1.5%
2.250%, 11/15/2024	722,950,400	727,807,904	6.8%
		1,665,670,260
Federal Farm Credit Bank - 1.0%
1.740%, 03/11/2020	60,150,000	58,980,143	0.6%
OTHER SECURITIES		44,388,298	0.4%
		103,368,441
Federal Home Loan Bank - 0.2%		25,043,933	0.2%
Federal Home Loan Mortgage Corp. - 8.0%
0.800%, 12/30/2016	59,000,000	58,889,611	0.6%
1.250%, 03/13/2018	68,900,000	68,495,970	0.6%
1.300%, 11/27/2017	106,400,000	106,333,713	1.0%
1.750%, 05/30/2019	40,395,000	40,618,950	0.4%
3.000%, 02/01/2043
to 03/01/2043	57,435,941	58,327,064	0.6%
3.500%, 02/01/2026
to 04/01/2044	112,181,973	117,860,238	1.1%
4.000%, 09/01/2041
to 11/01/2043	71,196,917	76,094,956	0.7%
4.500%, 08/01/2040
to 10/01/2041	108,426,695	117,953,118	1.1%
5.000%, 09/01/2040
to 04/01/2041	38,992,723	43,050,385	0.4%
OTHER SECURITIES		161,212,599	1.5%
		848,836,604
Federal National Mortgage Association - 25.5%
1.500%, 05/25/2018	37,265,000	37,213,686	0.4%
1.570%, 01/09/2020	209,075,000	204,768,055	1.9%
1.600%, 01/30/2020	76,915,000	75,365,009	0.7%
2.266%, 10/01/2035 (P)	48,881,834	51,904,100	0.5%
2.360%, 12/14/2022	50,000,000	48,703,350	0.5%
2.500%, 03/27/2023	45,510,000	44,749,664	0.4%
3.000%, 07/01/2027
to 04/01/2043	168,549,744	169,999,170	1.6%
3.500%, 11/01/2025
to 10/01/2043	366,373,571	384,189,046	3.9%
4.000%, 12/01/2024
to 06/01/2044	556,534,708	598,357,919	5.5%
4.500%, 01/01/2027
to 05/01/2042	434,054,540	472,322,721	4.6%
5.000%, 02/01/2033
to 02/01/2042	349,072,750	386,877,284	3.6%
5.500%, 02/01/2035
to 03/01/2041	69,672,641	78,209,762	0.7%
6.500%, 07/01/2036
to 10/01/2039	50,325,166	57,157,374	0.4%
OTHER SECURITIES		105,440,546	0.8%
		2,715,257,686

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Government National Mortgage Association - 0.3%		$29,586,446	0.3%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $5,889,249,712)		$6,043,419,783
CORPORATE BONDS - 33.2%
Consumer discretionary - 3.1%
Delphi Corp.
5.000%, 02/15/2023	$30,320,000	32,365,994	0.3%
DIRECTV Holdings LLC
5.875%, 10/01/2019	27,275,000	31,198,018	0.3%
Ford Motor Credit Company LLC
5.875%, 08/02/2021	51,959,000	60,157,507	0.5%
OTHER SECURITIES		201,692,853	2.0%
		325,414,372
Consumer staples - 1.3%
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	26,963,000	33,044,235	0.3%
OTHER SECURITIES		106,400,563	1.0%
		139,444,798
Energy - 3.7%
Enterprise Products Operating LLC
6.500%, 01/31/2019	32,015,000	36,694,280	0.3%
OTHER SECURITIES		353,346,331	3.4%
		390,040,611
Financials - 17.2%
HBOS PLC
6.750%, 05/21/2018 (S)	31,463,000	35,065,388	0.3%
JPMorgan Chase & Company
4.625%, 05/10/2021	36,270,000	39,918,617	0.4%
Morgan Stanley
7.300%, 05/13/2019	30,130,000	35,738,579	0.3%
Qwest Corp.
6.750%, 12/01/2021	27,530,000	31,833,187	0.3%
Rabobank Nederland NV
3.875%, 02/08/2022	33,770,000	35,923,716	0.3%
The Goldman Sachs Group, Inc.
5.250%, 07/27/2021	46,290,000	52,245,764	0.5%
OTHER SECURITIES		1,598,767,568	15.1%
		1,829,492,819
Health care - 1.6%		172,431,256	1.6%
Industrials - 2.5%		271,408,634	2.5%
Information technology - 0.3%		27,047,403	0.3%
Materials - 1.0%		103,691,445	1.0%
Telecommunication services - 1.2%		128,900,894	1.2%
Utilities - 1.3%		143,953,676	1.3%
TOTAL CORPORATE BONDS (Cost $3,526,583,195)		$3,531,825,908
CAPITAL PREFERRED SECURITIES - 0.7%
Financials - 0.7%		69,090,827	0.7%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $66,172,781)		$69,090,827
TERM LOANS (M) - 0.0%
Energy - 0.0%		4,850,444	0.0%
TOTAL TERM LOANS (Cost $5,886,713)		$4,850,444

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.9%
Commercial and residential - 0.0%		$5,161,068	0.0%
Federal Home Loan Mortgage Corp. - 1.2%		125,840,657	1.2%
Federal National Mortgage Association - 0.5%		48,907,014	0.5%
Government National Mortgage Association - 0.2%		19,916,591	0.2%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $212,926,694)		$199,825,330
ASSET BACKED SECURITIES - 5.2%
Capital One Multi-Asset
Execution Trust,
1.480%, 07/15/2020	$44,380,000	44,397,619	0.4%
Chase Issuance Trust,
1.380%, 11/15/2019	31,978,000	31,854,789	0.3%
Citibank Credit Card Issuance Trust,
1.730%, 04/09/2020	34,765,000	34,817,217	0.3%
Discover Card Execution Note Trust,
1.390%, 04/15/2020	42,075,000	41,993,332	0.4%
Ford Credit Floorplan Master
Owner Trust,
1.400%, 08/15/2019	35,760,000	35,703,356	0.3%
Honda Auto Receivables
Owner Trust,
1.310%, 10/15/2020	42,515,000	42,348,511	0.4%
OTHER SECURITIES		319,943,456	3.1%
TOTAL ASSET BACKED
SECURITIES (Cost $552,454,867)		$551,058,280
PREFERRED SECURITIES - 0.1%
Financials - 0.1%		10,865,264	0.1%
TOTAL PREFERRED SECURITIES (Cost $9,785,000)		$10,865,264
SECURITIES LENDING COLLATERAL - 0.2%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	2,272,392	22,736,647	0.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $22,737,754)		$22,736,647
SHORT-TERM INVESTMENTS - 1.0%
Repurchase agreement - 1.0%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at
$40,047,000 on 01/02/2015,
collateralized by $41,420,000
U.S. Treasury Notes, 0.750% due
02/28/2018 (valued at
$40,852,546, including interest)	$40,047,000	$40,047,000	0.4%

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Barclays Tri-Party Repurchase
Agreement dated 12/31/2014 at
0.040% to be repurchased at
$68,646,153 on 01/02/2015,
collateralized by $9,626,900
U.S. Treasury Inflation Indexed
Notes, 0.125% due 04/15/2019
(valued at $9,631,641, including
interest) and $44,731,400
U.S. Treasury Inflation Indexed
Bonds, 0.750 - 3.875% due
04/15/2029 - 02/15/2042 (valued
at $60,387,512, including interest)	$68,646,000	$68,646,000	0.6%
		108,693,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $108,693,000)		$108,693,000
Total Investments (Bond Trust)
(Cost $10,394,489,716) - 99.1%		$10,542,365,483	99.1%
Other Assets And Liabilities, Net - 0.9%		97,345,361	0.9%
TOTAL NET ASSETS - 100.0%		$10,639,710,844	100.0%

Core Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 57.4%
U.S. Treasury Bonds - 2.7%
3.125%, 08/15/2044	$5,811,000	$6,255,902	0.6%
3.625%, 02/15/2044	16,041,000	18,890,780	1.8%
OTHER SECURITIES		2,750,368	0.3%
		27,897,050
U.S. Treasury Notes - 29.3%
0.375%, 10/31/2016	8,951,000	8,911,839	0.9%
0.500%, 09/30/2016	8,571,000	8,558,615	0.8%
0.625%, 12/31/2016
to 09/30/2017	31,379,000	31,152,804	3.0%
0.875%, 05/15/2017
to 11/15/2017	108,066,000	107,750,796	10.5%
1.000%, 12/15/2017	6,341,000	6,326,631	0.6%
1.500%, 05/31/2019
to 11/30/2019	9,630,000	9,586,204	0.9%
1.625%, 04/30/2019
to 12/31/2019	50,204,000	50,218,913	4.9%
1.750%, 09/30/2019	28,491,000	28,651,262	2.8%
1.875%, 11/30/2021	4,404,000	4,378,197	0.4%
2.000%, 10/31/2021	6,848,000	6,863,518	0.7%
2.250%, 07/31/2021
to 11/15/2024	20,800,000	20,975,635	2.0%
2.375%, 08/15/2024	8,771,000	8,927,922	0.9%
3.125%, 04/30/2017	8,663,000	9,123,222	0.9%
		301,425,558
Federal Home Loan Mortgage Corp. - 4.7%
3.500%, 12/01/2029
to 09/01/2043	18,403,552	19,166,518	1.9%
4.000%, 10/01/2029
to 02/01/2034	3,366,129	3,641,382	0.3%

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
OTHER SECURITIES		$24,980,661	2.5%
		47,788,561
Federal National Mortgage Association - 15.1%
2.815%, 11/01/2044 (P)	$4,063,662	4,188,313	0.4%
3.000%, TBA (C)	13,400,000	13,920,156	1.3%
3.223%, 04/01/2044 (P)	8,551,615	8,902,347	0.9%
3.500%, TBA (C)	11,200,000	11,662,765	1.2%
3.500%, 12/01/2029
to 06/01/2044	6,846,394	7,211,534	0.6%
4.000%, TBA (C)	10,300,000	10,978,507	1.1%
4.000%, 05/01/2025
to 01/01/2043	40,439,746	43,704,996	4.4%
4.500%, TBA (C)	19,200,000	20,848,479	2.0%
5.500%, 09/01/2034
to 08/01/2041	4,239,930	4,776,061	0.5%
6.000%, 08/01/2034
to 07/01/2037	3,732,021	4,252,202	0.4%
OTHER SECURITIES		24,625,356	2.3%
		155,070,716
Government National Mortgage Association - 5.3%
3.000%, TBA (C)	10,500,000	10,740,351	1.0%
3.500%, TBA (C)	28,900,000	30,327,638	3.0%
4.000%, TBA (C)	12,800,000	13,705,992	1.3%
		54,773,981
Tennessee Valley Authority - 0.3%		2,906,684	0.3%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $586,445,963)		$589,862,550
FOREIGN GOVERNMENT
OBLIGATIONS - 1.2%
Brazil - 0.0%		259,700	0.0%
Canada - 0.1%		906,834	0.1%
Mexico - 0.3%		3,197,933	0.3%
Paraguay - 0.1%		1,192,800	0.1%
Slovakia - 0.3%		2,476,727	0.3%
Slovenia - 0.4%		4,530,334	0.4%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $12,169,033)		$12,564,328
CORPORATE BONDS - 23.3%
Consumer discretionary - 2.4%		24,715,933	2.4%
Consumer staples - 1.4%		13,791,609	1.4%
Energy - 3.7%		38,215,383	3.7%
Financials - 8.5%
HSBC USA, Inc.
2.375%, 02/13/2015
to 11/13/2019	3,775,000	3,777,223	0.3%
The Bank of Tokyo-Mitsubishi
UFJ, Ltd.
2.350%, 09/08/2019 (S)	3,715,000	3,690,310	0.4%
OTHER SECURITIES		80,077,640	7.8%
		87,545,173
Health care - 1.7%		17,590,924	1.7%
Industrials - 1.0%		9,986,633	1.0%

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Information technology - 1.0%		$10,263,953	1.0%
Materials - 0.8%		8,206,233	0.8%
Telecommunication services - 1.5%
Verizon Communications, Inc.
4.400%, 11/01/2034	$3,350,000	3,329,836	0.3%
OTHER SECURITIES		11,754,445	1.2%
		15,084,281
Utilities - 1.3%		13,721,274	1.3%
TOTAL CORPORATE BONDS (Cost $234,579,321)		$239,121,396
MUNICIPAL BONDS - 1.2%
New Jersey State Turnpike Authority
7.102%, 01/01/2041	2,188,000	3,196,843
OTHER SECURITIES		8,883,299	0.9%
TOTAL MUNICIPAL BONDS (Cost $9,200,671)		$12,080,142
COLLATERALIZED MORTGAGE
OBLIGATIONS - 8.3%
Commercial and residential - 4.4%
Impact Funding LLC,
5.314%, 01/25/2051 (S)	3,506,467	4,016,220	0.4%
OTHER SECURITIES		40,783,368	4.0%
		44,799,588
Federal Home Loan Mortgage Corp. - 2.2%
3.000%, 08/15/2044	9,216,765	9,324,018	0.9%
OTHER SECURITIES		13,429,030	1.3%
		22,753,048
Federal National Mortgage Association - 1.7%
3.000%, 10/25/2042	4,625,775	4,686,012	0.5%
OTHER SECURITIES		12,712,685	1.2%
		17,398,697
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $84,136,965)		$84,951,333
ASSET BACKED SECURITIES - 15.5%
Ally Auto Receivables Trust,
1.550%, 04/15/2019	6,074,000	6,051,727	0.6%
American Express Credit Account
Master Trust,
0.680%, 03/15/2018	3,314,000	3,316,492	0.3%
BA Credit Card Trust,
0.437%, 09/16/2019 (P)	4,247,000	4,239,220	0.4%
Capital Auto Receivables
Asset Trust,
0.790%, 06/20/2017	3,294,000	3,296,777	0.3%
Capital Auto Receivables
Asset Trust,
1.260%, 05/21/2018	3,299,000	3,306,010	0.3%
Chase Issuance Trust,
0.587%, 11/16/2020 (P)	4,860,000	4,869,448	0.5%
Citibank Credit Card Issuance Trust,
0.367%, 05/09/2018 (P)	4,662,000	4,662,000	0.5%
Citibank Credit Card Issuance Trust,
0.596%, 09/10/2020 (P)	4,557,000	4,555,988	0.4%
Citibank Credit Card Issuance Trust,
2.150%, 07/15/2021	11,080,000	11,087,867	1.1%
Ford Credit Auto Owner Trust,
2.260%, 11/15/2025 (S)	3,139,000	3,155,866	0.3%

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED SECURITIES (continued)
Navient Private Education
Loan Trust,
2.740%, 02/15/2029 (S)	$3,299,000	$3,305,113	0.3%
SLM Student Loan Trust,
0.920%, 05/26/2026 (P)	3,892,000	3,911,779	0.4%
OTHER SECURITIES		103,515,515	10.1%
TOTAL ASSET BACKED
SECURITIES (Cost $159,090,507)		$159,273,802
SECURITIES LENDING COLLATERAL - 0.0%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	24,454	244,680	0.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $244,701)		$244,680
SHORT-TERM INVESTMENTS - 5.1%
Money market funds - 5.1%
State Street Institutional Liquid
Reserves Fund, 0.0718% (Y)	52,395,548	52,395,548	5.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $52,395,548)		$52,395,548
Total Investments (Core Bond Trust)
(Cost $1,138,262,709) - 112.0%		$1,150,493,779	112.0%
Other Assets And Liabilities, Net - (12.0%)		(123,175,494)	(12.0)%
TOTAL NET ASSETS - 100.0%		$1,027,318,285	100.0%

Global Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 22.9%
Treasury Inflation Protected Securities - 4.1%
0.125%, 07/15/2024 (C)	$6,100,183	$5,883,816	0.8%
2.375%, 01/15/2025
to 01/15/2027	5,915,040	6,996,994	1.0%
2.500%, 01/15/2029	8,180,608	10,173,993	1.4%
OTHER SECURITIES		6,542,371	0.9%
		29,597,174
U.S. Treasury Bonds - 6.4%
3.625%, 08/15/2043
to 02/15/2044	25,400,000	29,907,403	4.2%
5.500%, 08/15/2028	5,000,000	6,829,690	0.9%
OTHER SECURITIES		9,121,512	1.3%
		45,858,605
U.S. Treasury Notes - 1.3%
2.750%, 11/15/2023 (D)	5,100,000	5,365,756	0.7%
OTHER SECURITIES		4,121,296	0.6%
		9,487,052
Federal Home Loan Mortgage Corp. - 0.0%		66,167	0.0%
Federal National Mortgage Association - 11.1%
3.500%, TBA (C)	50,000,000	52,816,017	7.3%
4.000%, TBA (C)	15,000,000	16,000,391	2.3%
4.500%, TBA (C)	8,000,000	8,685,746	1.2%

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
OTHER SECURITIES			$2,340,056	0.3%
			79,842,210
Government National Mortgage Association - 0.0%			118,980	0.0%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $162,857,992)			$164,970,188
FOREIGN GOVERNMENT
OBLIGATIONS - 62.7%
Australia - 0.8%			5,693,744	0.8%
Brazil - 2.9%
Federative Republic of Brazil
10.000%, 01/01/2021
to 01/01/2025	BRL	62,500,000	20,862,058	2.9%
			20,862,058
Canada - 2.2%			15,654,727	2.2%
France - 10.4%
Government of France
1.000%, 05/25/2018	EUR	24,700,000	30,886,985	4.3%
Government of France
1.750%, 05/25/2023
to 11/25/2024		9,900,000	13,035,146	1.8%
Government of France
4.000%, 10/25/2038		3,300,000	5,728,132	0.8%
Government of France
4.500%, 04/25/2041		8,600,000	16,300,270	2.3%
OTHER SECURITIES			8,931,428	1.2%
			74,881,961
Germany - 0.5%			3,557,210	0.5%
Italy - 13.0%
Republic of Italy
3.750%, 09/01/2024		11,700,000	16,520,347	2.3%
Republic of Italy
4.500%, 05/01/2023
to 03/01/2024		14,300,000	21,228,073	2.9%
Republic of Italy
4.750%, 08/01/2023
to 09/01/2044 (S)		20,800,000	31,355,344	4.4%
Republic of Italy
5.500%, 09/01/2022
to 11/01/2022		13,400,000	20,827,179	2.9%
OTHER SECURITIES			3,818,230	0.5%
			93,749,173
Japan - 6.3%
Government of Japan
1.600%, 03/20/2033	JPY	1,610,000,000	14,925,230	2.1%
Government of Japan
1.700%, 09/20/2032
to 09/20/2044		3,270,000,000	30,738,694	4.2%
			45,663,924
Mexico - 5.3%
Government of Mexico
1.290%, 06/08/2015		1,100,000,000	9,214,057	1.3%
Government of Mexico
7.500%, 06/03/2027	MXN	91,600,000	6,928,434	1.0%
Government of Mexico
7.750%, 05/29/2031
to 11/23/2034		159,530,000	12,289,327	1.6%

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico (continued)
Government of Mexico
8.000%, 12/07/2023	MXN	80,000,000	$6,231,755	0.9%
OTHER SECURITIES			3,986,088	0.5%
			38,649,661
New Zealand - 1.2%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	6,300,000	5,188,141	0.7%
OTHER SECURITIES			3,546,526	0.5%
			8,734,667
Slovenia - 2.2%
Republic of Slovenia
4.750%, 05/10/2018		$7,700,000	8,239,000	1.1%
OTHER SECURITIES			7,870,760	1.1%
			16,109,760
Spain - 12.2%
Kingdom of Spain
3.800%, 04/30/2024 (S)	EUR	26,100,000	37,784,128	5.3%
Kingdom of Spain
4.400%, 10/31/2023 (S)		9,200,000	13,771,523	1.9%
Kingdom of Spain
5.150%, 10/31/2044 (S)		5,100,000	8,824,217	1.2%
Kingdom of Spain
5.400%, 01/31/2023 (S)		15,000,000	23,737,010	3.3%
OTHER SECURITIES			3,661,309	0.5%
			87,778,187
United Kingdom - 5.7%
Government of United Kingdom
3.250%, 01/22/2044	GBP	11,800,000	21,217,603	2.9%
Government of United Kingdom
4.250%, 06/07/2032
to 12/07/2040		3,100,000	6,417,657	0.9%
OTHER SECURITIES			13,245,838	1.9%
			40,881,098
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $468,049,247)			$452,216,170
CORPORATE BONDS - 14.5%
Australia - 1.7%
Australia & New Zealand
Banking Group, Ltd.
1.000%, 10/06/2015 (S)		$9,800,000	9,829,419	1.4%
OTHER SECURITIES			2,300,064	0.3%
			12,129,483
Brazil - 0.8%			5,619,450	0.8%
Denmark - 0.0%			68,247	0.0%
France - 1.5%
BNP Paribas Home Loan SFH
2.200%, 11/02/2015 (S)		5,800,000	5,873,248	0.8%
Cie de Financement Foncier SA
2.500%, 09/16/2015 (S)		5,100,000	5,151,673	0.7%
			11,024,921
Germany - 1.8%
KFW
6.250%, 05/19/2021	AUD	9,900,000	9,542,517	1.3%
OTHER SECURITIES			3,176,390	0.5%
			12,718,907

Global Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Greece - 0.1%		$981,715	0.1%
Ireland - 0.3%		2,554,652	0.3%
Italy - 0.8%		5,882,188	0.8%
Jersey, Channel Islands - 0.4%		2,868,057	0.4%
Luxembourg - 0.3%		1,937,050	0.3%
Sweden - 0.3%		2,019,451	0.3%
Switzerland - 0.4%		2,756,114	0.4%
Tunisia - 0.4%		2,655,419	0.4%
United Kingdom - 0.8%		5,644,992	0.8%
United States - 4.9%
Spectra Energy Capital LLC
6.200%, 04/15/2018	$5,000,000	5,555,800	0.8%
Sprint Communications, Inc.
8.375%, 08/15/2017	5,637,000	6,080,914	0.8%
OTHER SECURITIES		23,933,661	3.3%
		35,570,375
TOTAL CORPORATE BONDS (Cost $106,239,465)		$104,431,021
TERM LOANS (M) - 0.1%
United Kingdom - 0.1%		588,750	0.1%
TOTAL TERM LOANS (Cost $598,791)		$588,750
Municipal bonds 0.1%		325,826	0.1%
TOTAL MUNICIPAL BONDS (Cost $325,000)		$325,826
COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.6%
Fosse Master Issuer PLC,
2.657%, 10/18/2054 (P) (S)	3,100,000	4,884,454	0.7%
Mansard Mortgages PLC,
1.210%, 12/15/2049 (P)	$6,493,226	9,887,511	1.4%
NCUA Guaranteed Notes Trust,
0.527%, 11/06/2017 (P)	5,885,462	5,901,735	0.8%
OTHER SECURITIES		63,297,401	8.7%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $82,836,774)		$83,971,101
Asset backed securities 0.9%		6,791,720	0.9%
TOTAL ASSET BACKED
SECURITIES (Cost $7,066,492)		$6,791,720
COMMON STOCKS - 0.0%
United States - 0.0%		79,348	0.0%
TOTAL COMMON STOCKS (Cost $26,028)		$79,348
PREFERRED SECURITIES - 0.0%
United States - 0.0%		237,650	0.0%
TOTAL PREFERRED SECURITIES (Cost $110,250)		$237,650
ESCROW SHARES - 0.2%
United States - 0.2%		1,559,875	0.2%
TOTAL ESCROW SHARES (Cost $0)		$1,559,875
PURCHASED OPTIONS - 0.0%
Put options - 0.0%		101,369	0.0%
TOTAL PURCHASED OPTIONS (Cost $862,500)		$101,369

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CERTIFICATE OF DEPOSIT - 1.6%
Credit Suisse
0.552%, 08/24/2015		$6,600,000	$6,601,030	0.9%
OTHER SECURITIES			4,708,220	0.7%
TOTAL CERTIFICATE OF
DEPOSIT (Cost $11,300,000)			$11,309,250
SHORT-TERM INVESTMENTS - 4.2%
U.S. Government - 0.1%			723,978	0.1%
U.S. Government Agency - 0.1%			599,968	0.1%
Foreign government - 2.1%
Federative Republic of Brazil
10.253%, 10/01/2015 *	BRL	43,700,000	15,013,996	2.1%
			15,013,996
Repurchase agreement - 1.9%
Repurchase Agreement with
Royal Bank of Canada dated
12/31/2014 at 0.100% to be
repurchased at $14,100,078
on 01/02/2015, collateralized
by $14,663,000 U.S. Treasury
Notes, 1.375% due
05/31/2020 (valued at
$14,412,263,
including interest)		$14,100,000	14,100,000	1.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $32,364,288)			$30,437,942
Total Investments (Global Bond Trust)
(Cost $872,636,827) - 118.8%			$857,020,210	118.8%
Other Assets And Liabilities, Net - (18.8%)			(135,643,775)	(18.8)%
TOTAL NET ASSETS - 100.0%			$721,376,435	100.0%
SALE COMMITMENTS OUTSTANDING - (15.8)%
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - (15.8)%
4.500%, TBA (C)		(8,000,000)	(8,685,747)	(1.2)%
4.000%, TBA (C)		(8,000,000)	(8,539,375)	(1.2)%
4.000%, TBA (C)		(20,000,000)	(21,301,562)	(3.0)%
4.000%, TBA (C)		(15,000,000)	(16,017,186)	(2.2)%
4.000%, TBA (C)		(5,000,000)	(5,310,547)	(0.7)%
4.500%, TBA (C)		(50,000,000)	(54,292,915)	(7.5)%
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(113,818,516))			$(114,147,332)

High Yield Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 0.4%
Brazil - 0.2%		$630,307	0.2%
Mexico - 0.2%		423,263	0.2%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $1,307,889)		$1,053,570

High Yield Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS - 85.7%
Consumer discretionary - 16.6%
Caesars Entertainment Resort
Properties LLC
11.000%, 10/01/2021 (S)		$1,490,000	$1,355,900	0.5%
DISH DBS Corp.
5.875%, 07/15/2022		1,550,000	1,588,750	0.5%
Guitar Center, Inc.
9.625%, 04/15/2020 (L)(S)		2,060,000	1,339,000	0.5%
Landry’s, Inc.
9.375%, 05/01/2020 (S)		1,216,000	1,288,960	0.4%
MCE Finance, Ltd.
5.000%, 02/15/2021 (S)		1,760,000	1,645,600	0.6%
NCL Corp., Ltd.
5.250%, 11/15/2019 (S)		1,310,000	1,319,825	0.5%
New Cotai LLC, PIK
10.625%, 05/01/2019 (S)		1,751,137	1,821,182	0.6%
Numericable Group SA
6.000%, 05/15/2022 (S)		1,630,000	1,638,965	0.6%
Schaeffler Holding
Finance BV, PIK
6.875%, 08/15/2018 (S)	EUR	1,400,000	1,718,643	0.6%
Spencer Spirit Holdings, Inc.,
PIK
9.000%, 05/01/2018 (S)		$1,309,000	1,322,090	0.5%
OTHER SECURITIES			32,309,887	11.3%
			47,348,802
Consumer staples - 5.9%
DS Services of America, Inc.
10.000%, 09/01/2021 (S)		1,120,000	1,293,600	0.5%
Lantheus Medical Imaging, Inc.
9.750%, 05/15/2017		1,620,000	1,555,200	0.5%
Pactiv LLC
8.375%, 04/15/2027		1,430,000	1,437,150	0.5%
OTHER SECURITIES			12,679,200	4.4%
			16,965,150
Energy - 16.0%
Access Midstream Partners LP
6.125%, 07/15/2022		1,900,000	2,018,750	0.7%
Berry Petroleum Company LLC
6.750%, 11/01/2020		1,700,000	1,360,000	0.5%
Halcon Resources Corp.
8.875%, 05/15/2021 (L)		2,080,000	1,565,200	0.6%
MarkWest Energy Partners LP
4.875%, 12/01/2024		1,400,000	1,368,500	0.5%
Sanchez Energy Corp.
7.750%, 06/15/2021		1,940,000	1,804,200	0.6%
OTHER SECURITIES			37,514,240	13.1%
			45,630,890
Financials - 9.3%
CIT Group, Inc.
5.000%, 08/15/2022
to 08/01/2023		2,090,000	2,147,471	0.7%
CIT Group, Inc.
5.375%, 05/15/2020		1,220,000	1,289,418	0.5%
Citigroup, Inc. (6.300% to
05/15/2024, then 3 month
LIBOR + 3.423%)
05/15/2024 (Q)		1,770,000	1,743,450	0.6%
CTR Partnership LP
5.875%, 06/01/2021		1,350,000	1,366,875	0.5%
Navient Corp.
8.000%, 03/25/2020		1,110,000	1,226,139	0.4%

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

High Yield Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
Financials (continued)
The Royal Bank of Scotland
Group PLC (7.648% to
09/30/2031, then 3 month
LIBOR + 2.500%)
09/30/2031 (Q)		$1,740,000	$2,027,100	0.7%
The Royal Bank of
Scotland PLC (13.125% to
03/19/2017, then 5 year
Australian Dollar Swap
Rate +8.750%)
03/19/2022	AUD	1,550,000	1,482,652	0.5%
OTHER SECURITIES			15,159,575	5.4%
			26,442,680
Health care - 3.5%
IASIS Healthcare LLC
8.375%, 05/15/2019		$1,260,000	1,323,000	0.4%
JLL/Delta Dutch Newco BV
7.500%, 02/01/2022 (S)		1,310,000	1,329,650	0.5%
OTHER SECURITIES			7,256,403	2.6%
			9,909,053
Industrials - 15.5%
American Airlines 2013-1
Class C Pass Through Trust
6.125%, 07/15/2018 (S)		1,790,000	1,821,325	0.6%
CBC Ammo LLC
7.250%, 11/15/2021 (S)		1,450,000	1,364,813	0.5%
Ducommun, Inc.
9.750%, 07/15/2018		1,170,000	1,251,900	0.4%
Griffon Corp.
5.250%, 03/01/2022		1,520,000	1,434,500	0.5%
International Lease
Finance Corp.
8.250%, 12/15/2020		1,030,000	1,241,150	0.4%
Jack Cooper Holdings Corp.
9.250%, 06/01/2020 (S)		1,900,000	1,966,500	0.7%
Michael Baker Holdings LLC,
PIK
8.875%, 04/15/2019 (S)		1,420,000	1,370,300	0.5%
Neovia Logistics Intermediate
Holdings LLC, PIK
10.000%, 02/15/2018 (S)		1,790,000	1,816,850	0.6%
United Airlines 2014-1 Class B
Pass Through Trust
4.750%, 04/11/2022		1,340,000	1,326,600	0.5%
West Corp.
5.375%, 07/15/2022 (S)		1,870,000	1,790,525	0.6%
OTHER SECURITIES			28,946,095	10.2%
			44,330,558
Information technology - 2.7%
First Data Corp.
12.625%, 01/15/2021		1,670,000	1,983,125	0.7%
OTHER SECURITIES			5,722,678	2.0%
			7,705,803
Materials - 7.4%
Vedanta Resources PLC
6.000%, 01/31/2019 (S)		1,660,000	1,618,500	0.6%
OTHER SECURITIES			19,601,631	6.8%
			21,220,131

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Telecommunication services - 5.7%
CenturyLink, Inc.
5.800%, 03/15/2022	$1,210,000	$1,255,375	0.5%
Sprint Capital Corp.
8.750%, 03/15/2032	6,090,000	5,892,075	2.1%
Virgin Media Finance PLC
6.000%, 10/15/2024 (S)	1,680,000	1,757,700	0.6%
Windstream Corp.
7.500%, 04/01/2023	1,370,000	1,363,150	0.5%
OTHER SECURITIES		5,920,117	2.0%
		16,188,417
Utilities - 3.1%
Calpine Corp.
6.000%, 01/15/2022 (S)	1,320,000	1,405,800	0.5%
NRG REMA LLC
9.237%, 07/02/2017	1,407,076	1,495,018	0.5%
OTHER SECURITIES		5,895,980	2.1%
		8,796,798
TOTAL CORPORATE BONDS (Cost $262,598,341)		$244,538,282
CAPITAL PREFERRED SECURITIES - 0.3%
Financials - 0.3%		930,000	0.3%
CONVERTIBLE BONDS - 0.3%
Materials - 0.3%		772,085	0.3%
Telecommunication services - 0.0%		63,177	0.0%
TOTAL CONVERTIBLE BONDS (Cost $1,017,564)		$835,262
TERM LOANS (M) - 3.7%
Consumer discretionary - 0.4%		1,271,783	0.4%
Consumer staples - 0.1%		265,950	0.1%
Energy - 0.2%		449,650	0.2%
Financials - 0.4%		1,062,866	0.4%
Health care - 1.0%		2,760,497	1.0%
Industrials - 0.9%
Commercial Barge Line
Company
10.750%, 03/22/2020	1,860,000	1,841,400	0.6%
OTHER SECURITIES		841,790	0.3%
		2,683,190
Materials - 0.3%		834,057	0.3%
Telecommunication services - 0.4%		1,169,427	0.4%
TOTAL TERM LOANS (Cost $10,538,685)		$10,497,420
COMMON STOCKS - 2.5%
Consumer discretionary - 0.3%		858,171	0.3%
Financials - 1.1%
Citigroup, Inc.	32,112	1,737,580	0.6%
OTHER SECURITIES		1,504,496	0.5%
		3,242,076
Health care - 0.2%		611,570	0.2%
Industrials - 0.7%
DeepOcean Group
Holdings AS (I)	83,286	1,763,165	0.6%
OTHER SECURITIES		235,882	0.1%
		1,999,047

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Materials - 0.2%		$574,209	0.2%
TOTAL COMMON STOCKS (Cost $10,540,127)		$7,285,073
PREFERRED SECURITIES - 1.0%
Energy - 0.1%		306,368	0.1%
Financials - 0.9%
GMAC Capital Trust I (8.125%
to 02/15/2016, then
3 month LIBOR + 5.785%)	100,372	2,647,813	0.9%
TOTAL PREFERRED SECURITIES (Cost $2,929,888)		$2,954,181
ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%		45,563	0.0%
TOTAL ESCROW CERTIFICATES (Cost $440,831)		$45,563
Warrants 0.0%		11	0.0%
SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	647,719	6,480,819	2.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,481,187)		$6,480,819
SHORT-TERM INVESTMENTS - 3.7%
Money market funds - 3.6%
State Street Institutional Liquid
Reserves Fund, 0.0718% (Y)	10,395,170	10,395,170	3.6%
Repurchase agreement 0.1%		$131,952	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $10,527,122)		$10,527,122
Total Investments (High Yield Trust)
(Cost $307,220,196) - 99.9%		$285,147,303	99.9%
Other Assets And Liabilities, Net - 0.1%		160,396	0.1%
TOTAL NET ASSETS - 100.0%		$285,307,699	100.0%

Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS - 32.9%
Consumer discretionary - 6.0%
Chrysler Group LLC
8.000%, 06/15/2019	$3,000,000	$3,153,750	0.8%
OTHER SECURITIES		22,152,573	5.2%
		25,306,323
Consumer staples - 1.8%		7,673,375	1.8%
Energy - 5.4%
Chesapeake Energy Corp.
5.750%, 03/15/2023	4,200,000	4,326,000	1.0%
OTHER SECURITIES		18,408,617	4.4%
		22,734,617

Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Financials - 4.4%
JPMorgan Chase & Company
(7.900% to 04/30/2018, then
3 month LIBOR + 3.470%)
04/30/2018 (Q)	$7,500,000	$8,072,248	1.9%
OTHER SECURITIES		10,161,475	2.5%
		18,233,723
Health care - 1.7%		7,239,753	1.7%
Industrials - 2.1%		8,901,625	2.1%
Information technology - 3.5%
First Data Corp.
8.250%, 01/15/2021 (S)	3,500,000	3,745,000	0.9%
First Data Corp.
12.625%, 01/15/2021	3,050,000	3,621,875	0.9%
OTHER SECURITIES		7,243,121	1.7%
		14,609,996
Materials - 1.4%		5,700,338	1.4%
Telecommunication services - 3.7%
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)	3,000,000	3,412,200	0.8%
OTHER SECURITIES		12,226,301	2.9%
		15,638,501
Utilities - 2.9%
Dynegy Finance I, Inc.
6.750%, 11/01/2019 (S)	4,000,000	4,070,000	1.0%
InterGen NV
7.000%, 06/30/2023 (S)	4,000,000	3,800,000	0.9%
OTHER SECURITIES		4,215,000	1.0%
		12,085,000
TOTAL CORPORATE BONDS (Cost $136,102,561)		$138,123,251
CONVERTIBLE BONDS - 1.5%
Consumer discretionary - 0.7%		3,082,473	0.7%
Energy - 0.6%
Cobalt International Energy, Inc.
3.125%, 05/15/2024	4,000,000	2,687,500	0.6%
Materials - 0.2%		729,403	0.2%
TOTAL CONVERTIBLE BONDS (Cost $7,526,987)		$6,499,376
TERM LOANS (M) - 1.9%
Consumer discretionary - 0.8%		3,280,513	0.8%
Industrials - 0.6%		2,322,517	0.6%
Information technology - 0.5%		2,295,260	0.5%
TOTAL TERM LOANS (Cost $8,351,066)		$7,898,290
COMMON STOCKS - 49.9%
Consumer discretionary - 2.9%
Ford Motor Company	225,000	3,487,500	0.8%
General Motors Company	92,416	3,226,243	0.8%
Target Corp.	60,000	4,554,600	1.1%
OTHER SECURITIES		760,399	0.2%
		12,028,742
Consumer staples - 0.8%
PepsiCo, Inc.	35,920	3,396,595	0.8%
Energy - 8.7%
BP PLC, ADR	170,000	6,480,400	1.5%
Chevron Corp.	40,000	4,487,200	1.1%

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy (continued)
Exxon Mobil Corp.	29,790	$2,754,086	0.7%
Royal Dutch Shell PLC,
ADR, Class A	154,414	10,338,017	2.5%
Spectra Energy Corp.	73,370	2,663,331	0.6%
OTHER SECURITIES		9,904,760	2.3%
		36,627,794
Financials - 2.4%
MetLife, Inc.	55,462	2,999,940	0.7%
Wells Fargo & Company	73,150	4,010,083	1.0%
OTHER SECURITIES		2,911,374	0.7%
		9,921,397
Health care - 4.3%
Johnson & Johnson	26,010	2,719,866	0.7%
Merck & Company, Inc.	67,130	3,812,313	0.9%
Pfizer, Inc.	200,000	6,230,000	1.5%
OTHER SECURITIES		5,220,816	1.2%
		17,982,995
Industrials - 5.1%
General Electric Company	281,620	7,116,537	1.7%
Lockheed Martin Corp.	19,290	3,714,675	0.9%
Waste Management, Inc.	65,340	3,353,249	0.8%
OTHER SECURITIES		7,284,810	1.7%
		21,469,271
Information technology - 3.9%
Apple, Inc.	31,650	3,493,527	0.8%
Cisco Systems, Inc.	119,080	3,312,210	0.8%
Intel Corp.	109,590	3,977,021	0.9%
Microsoft Corp.	61,640	2,863,178	0.7%
Texas Instruments, Inc.	53,370	2,853,427	0.7%
		16,499,363
Materials - 7.9%
Agrium, Inc. (L)	35,000	3,315,200	0.8%
BHP Billiton PLC	161,680	3,465,020	0.8%
E.I. du Pont de Nemours
& Company	69,450	5,135,133	1.2%
Freeport-McMoRan, Inc.	137,150	3,203,824	0.7%
Rio Tinto PLC, ADR (L)	134,483	6,194,287	1.5%
The Dow Chemical Company	100,000	4,561,000	1.1%
OTHER SECURITIES		7,403,830	1.8%
		33,278,294
Telecommunication services - 2.1%
AT&T, Inc.	82,320	2,765,129	0.7%
Verizon Communications, Inc.	65,070	3,043,975	0.7%
OTHER SECURITIES		3,172,241	0.7%
		8,981,345
Utilities - 11.8%
Dominion Resources, Inc.	40,070	3,081,383	0.7%
Duke Energy Corp.	47,082	3,933,230	0.9%
Entergy Corp.	35,000	3,061,800	0.7%
Exelon Corp.	130,000	4,820,400	1.2%
NextEra Energy, Inc.	53,345	5,670,040	1.4%
PG&E Corp.	112,400	5,984,176	1.4%
Public Service
Enterprise Group, Inc.	70,000	2,898,700	0.7%
The Southern Company	110,000	5,402,100	1.3%
Xcel Energy, Inc.	100,000	3,592,000	0.9%

Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Utilities (continued)
OTHER SECURITIES		$10,934,359	2.6%
		49,378,188
TOTAL COMMON STOCKS (Cost $178,706,195)		$209,563,984
PREFERRED SECURITIES - 4.9%
Energy - 0.8%		3,436,938	0.8%
Financials - 3.4%
Bank of America Corp., 7.250%	5,350	6,221,890	1.5%
Wells Fargo & Company, 7.500%	4,600	5,547,600	1.3%
OTHER SECURITIES		2,378,288	0.6%
		14,147,778
Information technology - 0.2%		827,793	0.2%
Utilities - 0.5%		1,988,491	0.5%
TOTAL PREFERRED
SECURITIES (Cost $24,925,511)		$20,401,000
Warrants 0.0%		43,508	0.0%
TOTAL WARRANTS (Cost $208,370)		$43,508
ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%		850	0.0%
TOTAL ESCROW CERTIFICATES (Cost $326)		$850
Equity linked securities 2.2%		9,444,946	2.2%
TOTAL EQUITY LINKED
SECURITIES (Cost $9,571,495)		$9,444,946
SECURITIES LENDING COLLATERAL - 4.2%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	1,747,101	17,480,796	4.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $17,481,516)		$17,480,796
Total Investments (Income Trust)
(Cost $382,874,027) - 97.5%		$409,456,001	97.5%
Other Assets And Liabilities, Net - 2.5%		10,351,288	2.5%
TOTAL NET ASSETS - 100.0%		$419,807,289	100.0%

Investment Quality Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 34.0%
Treasury Inflation Protected Securities - 4.9%
0.125%, 04/15/2019
to 07/15/2024	$15,977,858	15,598,395	4.9%
		15,598,395
U.S. Treasury Notes - 6.6%
1.750%, 09/30/2019	20,380,000	20,494,638	6.5%
OTHER SECURITIES		210,328	0.1%
		20,704,966
U.S. Treasury Bonds - 2.9%
3.000%, 11/15/2044	2,275,000	2,390,884	0.8%

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
3.125%, 08/15/2044		$6,305,000	$6,787,723	2.1%
OTHER SECURITIES			13,947	0.0%
			9,192,554
Federal Home Loan Mortgage Corp. - 4.3%
3.000%, TBA (C)		2,300,000	2,387,841	0.7%
3.500%, TBA (C)		1,200,000	1,248,271	0.4%
4.000%, TBA (C)		2,600,000	2,772,221	0.9%
4.500%, TBA (C)		4,000,000	4,337,183	1.4%
5.000%, TBA (C)		2,200,000	2,425,156	0.8%
OTHER SECURITIES			509,408	0.1%
			13,680,080
Federal National Mortgage Association - 9.5%
2.500%, TBA (C)		1,700,000	1,727,395	0.5%
2.500%, 12/01/2042
to 03/01/2043		2,019,084	1,978,386	0.7%
3.000%, TBA (C)		10,000,000	10,120,846	3.2%
4.000%, TBA (C)		6,500,000	6,940,781	2.2%
4.500%, TBA (C)		6,500,000	7,058,079	2.3%
5.000%, TBA (C)		1,800,000	1,988,733	0.6%
			29,814,220
Government National Mortgage Association - 5.8%
3.500%, TBA (C)		2,100,000	2,205,484	0.7%
4.000%, TBA (C)		7,700,000	8,253,977	2.6%
4.500%, TBA (C)		6,400,000	6,994,040	2.2%
OTHER SECURITIES			792,466	0.3%
			18,245,967
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $106,506,624)			$107,236,182
FOREIGN GOVERNMENT
OBLIGATIONS - 2.7%
Angola - 0.1%			248,750	0.1%
Brazil - 0.6%			1,997,683	0.6%
Colombia - 0.1%			257,261	0.1%
Costa Rica - 0.1%			287,875	0.1%
Dominican Republic - 0.2%			674,494	0.2%
Ethiopia - 0.1%			195,000	0.1%
Kazakhstan - 0.1%			320,250	0.1%
Kenya - 0.1%			314,250	0.1%
Mexico - 0.6%
Government of Mexico
4.000%, 06/13/2019
to 11/08/2046	MXN	12,046,596	1,202,266	0.4%
OTHER SECURITIES			729,750	0.2%
			1,932,016
Nigeria - 0.1%			470,250	0.1%
Romania - 0.2%			473,063	0.2%
Russia - 0.1%			236,387	0.1%
South Africa - 0.1%			311,804	0.1%
Uruguay - 0.2%			693,231	0.2%
Venezuela - 0.0%			153,375	0.0%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $9,239,493)			$8,565,689

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS - 34.8%
Consumer discretionary - 4.2%
Cox Communications, Inc.
5.875%, 12/01/2016 (S)	$850,000	$919,047	0.3%
OTHER SECURITIES		12,252,537	3.9%
		13,171,584
Consumer staples - 1.1%		3,538,807	1.1%
Energy - 3.3%		10,242,040	3.3%
Financials - 16.0%
Banco Santander SA (6.250% to
03/12/2019, then 5 year Euro
Swap Rate + 5.410%)
03/12/2019 (Q)	$900,000	1,061,819	0.3%
Bank of America Corp.
5.625%, 07/01/2020	945,000	1,075,968	0.3%
Bank of America Corp.
6.400%, 08/28/2017	850,000	947,104	0.3%
Bank of America Corp.
7.750%, 05/14/2038	825,000	1,165,151	0.4%
Barclays Bank PLC
6.050%, 12/04/2017 (S)	1,530,000	1,684,801	0.5%
Capital One Financial Corp.
6.150%, 09/01/2016	950,000	1,021,162	0.3%
Citigroup, Inc.
6.125%, 08/25/2036	850,000	1,013,260	0.3%
Citigroup, Inc.
8.500%, 05/22/2019	850,000	1,059,157	0.3%
JPMorgan Chase & Company
5.625%, 08/16/2043	905,000	1,052,427	0.3%
Morgan Stanley
6.625%, 04/01/2018	1,225,000	1,395,318	0.4%
PNC Funding Corp.
5.625%, 02/01/2017	1,100,000	1,187,223	0.4%
Prologis LP
3.350%, 02/01/2021	925,000	937,421	0.3%
Sun Canada Financial Company
7.250%, 12/15/2015 (S)	1,471,000	1,556,200	0.5%
The Goldman Sachs Group, Inc.
2.375%, 01/22/2018	925,000	934,342	0.3%
The Goldman Sachs Group, Inc.
6.750%, 10/01/2037	865,000	1,087,629	0.3%
Wells Fargo & Company
4.100%, 06/03/2026	905,000	924,962	0.3%
OTHER SECURITIES		32,506,977	10.5%
		50,610,921
Health care - 2.7%
Express Scripts Holding
Company
2.100%, 02/12/2015	1,375,000	1,376,686	0.4%
OTHER SECURITIES		7,207,665	2.3%
		8,584,351
Industrials - 2.0%
Caterpillar Financial
Services Corp.
2.250%, 12/01/2019	1,000,000	1,001,095	0.3%
Hutchison Whampoa
International 11, Ltd.
3.500%, 01/13/2017 (S)	1,060,000	1,098,224	0.3%
Penske Truck Leasing
Company LP
4.250%, 01/17/2023 (S)	975,000	1,012,031	0.3%

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Industrials (continued)
OTHER SECURITIES		$3,267,279	1.1%
		6,378,629
Information technology - 0.6%		1,738,757	0.6%
Materials - 1.1%		3,505,222	1.1%
Telecommunication services - 2.4%
Verizon Communications, Inc.
5.150%, 09/15/2023	$1,275,000	1,407,897	0.4%
Verizon Communications, Inc.
6.550%, 09/15/2043	1,081,000	1,384,922	0.4%
OTHER SECURITIES		4,765,641	1.6%
		7,558,460
Utilities - 1.4%		4,461,365	1.4%
TOTAL CORPORATE BONDS (Cost $106,203,506)		$109,790,136
CAPITAL PREFERRED SECURITIES - 0.3%
Financials - 0.3%		785,494	0.3%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $708,051)		$785,494
Municipal bonds - 1.8%		5,781,553	1.8%
TOTAL MUNICIPAL BONDS (Cost $4,902,264)		$5,781,553
TERM LOANS - 3.8%
Consumer discretionary - 1.5%		4,694,830	1.5%
Consumer staples - 0.1%		209,803	0.1%
Energy - 0.2%		649,669	0.2%
Financials - 0.4%		1,239,096	0.4%
Health care - 0.4%		1,391,187	0.4%
Industrials - 0.3%		916,965	0.3%
Information technology - 0.3%		982,900	0.3%
Materials - 0.3%		1,111,046	0.3%
Telecommunication services - 0.3%		835,525	0.3%
TOTAL TERM LOANS (Cost $12,376,000)		$12,031,021
COLLATERALIZED MORTGAGE
OBLIGATIONS - 12.9%
Commercial and residential - 12.8%
JPMorgan Chase Commercial
Mortgage Securities Trust,
5.336%, 05/15/2047	900,085	955,794	0.3%
JPMorgan Chase Commercial
Mortgage Securities Trust,
5.481%, 12/12/2044 (P)	1,300,214	1,329,335	0.4%
LB-UBS Commercial
Mortgage Trust,
5.833%, 06/15/2038 (P)	987,137	1,036,863	0.3%
Morgan Stanley Capital I Trust,
5.332%, 12/15/2043	866,418	914,723	0.3%
OTHER SECURITIES		36,103,196	11.5%
		40,339,911
Federal National Mortgage Association - 0.1%		366,254	0.1%
Government National Mortgage Association - 0.0%		36,710	0.0%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $40,764,216)		$40,742,875

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED SECURITIES - 4.4%
Louisiana Local Government
Environmental Facilities &
Communities Development
Authority,
2.470%, 02/01/2019	$1,110,913	$1,129,155	0.4%
OTHER SECURITIES		12,878,408	4.0%
TOTAL ASSET BACKED
SECURITIES (Cost $13,903,619)		$14,007,563
PREFERRED SECURITIES - 0.2%
Financials - 0.2%		611,340	0.2%
TOTAL PREFERRED SECURITIES (Cost $644,000)		$611,340
PURCHASED OPTIONS - 0.0%
Put options - 0.0%		1,007	0.0%
TOTAL PURCHASED OPTIONS (Cost $99,076)		$1,007
SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral
Investment Trust,
0.0896% (W)(Y)	46,370	463,961	0.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $464,019)		$463,961
SHORT-TERM INVESTMENTS - 23.0%
U.S. Government Agency - 17.8%
Federal Home Loan Bank
Discount Notes
0.114%, 03/06/2015 *	$56,000,000	$55,997,032	17.8%
Repurchase agreement - 5.2%
Deutsche Bank Tri-Party
Repurchase Agreement dated
12/31/2014 at 0.120% to be
repurchased at $1,000,007 on
01/02/2015, collateralized by
$931,201 Federal National
Mortgage Association,
4.500% due 09/01/2030
(valued at $1,020,000,
including interest)	1,000,000	1,000,000	0.3%

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Goldman Sachs Tri-Party
Repurchase Agreement dated
12/31/2014 at 0.080% to be
repurchased at $15,400,068
on 01/02/2015, collateralized
by $6,381,300 U.S. Treasury
Bills, 0.000% due 05/07/2015
(valued at $6,380,617,
including interest) and
collateralized by $8,808,011
Federal National Mortgage
Association, 3.500% due
02/01/2018 (valued at
$9,327,399,
including interest)	$15,400,000	$15,400,000	4.9%
		16,400,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $72,390,044)		$72,397,032
Total Investments (Investment Quality Bond Trust)
(Cost $368,200,912) - 118.0%		$372,413,853	118.0%
Other Assets And Liabilities, Net - (18.0%)		(56,939,036)	(18.0)%
TOTAL NET ASSETS - 100.0%		$315,474,817	100.0%

Money Market Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMERCIAL PAPER - 46.8%
Bank of Nova Scotia
0.135%, 04/01/2015 *	$16,950,000	$16,944,279	0.8%
Bank of Nova Scotia
0.180%, 01/20/2015 *	50,000,000	49,995,250	2.4%
Bank of Tokyo-MItsubishi UFJ, Ltd.
0.150%, 01/05/2015 *	35,000,000	34,999,417	1.7%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.210%, 04/10/2015 *	45,000,000	44,974,013	2.1%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.220%, 04/16/2015 *	20,040,000	20,027,141	1.0%
Barclays U.S. Funding LLC
0.250%, 02/11/2015 *	50,000,000	49,985,764	2.4%
BMW US Capital LLC
0.120%, 01/08/2015 *	69,760,000	69,758,372	3.3%
BMW US Capital LLC
0.120%, 01/12/2015 *	20,690,000	20,689,241	1.0%
BNP Paribas Finance, Inc.
0.200%, 02/17/2015 *	50,000,000	49,986,944	2.4%
BNP Paribas Finance, Inc.
0.220%, 03/02/2015 *	54,980,000	54,959,841	2.6%
Caisse Centrale Desjardins
0.130%, 01/12/2015 *	15,000,000	14,999,404	0.7%
Caisse Centrale Desjardins
0.145%, 01/05/2015 *	6,810,000	6,809,890	0.3%
Caisse Centrale Desjardins
0.150%, 01/05/2015 *	26,080,000	26,079,565	1.2%
Caisse Centrale Desjardins
0.160%, 01/16/2015 *	52,000,000	51,996,533	2.5%
Cargill Global Funding PLC
0.110%, 01/06/2015 *	6,510,000	6,509,901	0.3%

Money Market Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMERCIAL PAPER (continued)
Illinois Tool Works, Inc.
0.170%, 01/20/2015 *	$40,000,000	$39,996,412	1.9%
Illinois Tool Works, Inc.
0.170%, 01/21/2015 *	28,000,000	27,997,356	1.3%
MetLife Short Term Funding LLC
0.110%, 01/13/2015 *	18,860,000	18,859,309	0.9%
MetLife Short Term Funding LLC
0.120%, 01/21/2015 *	33,400,000	33,397,773	1.6%
MetLife Short Term Funding LLC
0.150%, 02/02/2015 *	11,000,000	10,998,533	0.5%
MetLife Short Term Funding LLC
0.150%, 02/09/2015 *	5,000,000	4,999,188	0.2%
MetLife Short Term Funding LLC
0.180%, 04/01/2015 *	30,000,000	29,986,500	1.4%
National Rural Utilities Cooperative
Finance Corp.
0.130%, 01/15/2015 *	30,000,000	29,998,483	1.4%
National Rural Utilities Cooperative
Finance Corp.
0.140%, 01/15/2015 *	20,000,000	19,998,911	1.0%
National Rural Utilities Cooperative
Finance Corp.
0.150%, 01/26/2015 *	20,000,000	19,997,917	0.9%
National Rural Utilities Cooperative
Finance Corp.
0.150%, 01/27/2015 *	20,000,000	19,997,833	0.9%
Scotiabanc, Inc.
0.125%, 01/14/2015 *	35,840,000	35,838,382	1.7%
Thunder Bay Funding LLC
0.150%, 01/05/2015 *	44,888,000	44,887,252	2.1%
Tornonto-Dominion Holdings
USA, Inc.
0.130%, 01/05/2015 *	105,000,000	104,998,483	5.0%
Toyota Motor Credit Corp.
0.170%, 04/17/2015 *	22,850,000	22,838,562	1.1%
OTHER SECURITIES		3,449,544	0.2%
TOTAL COMMERCIAL PAPER (Cost $986,955,993)		$986,955,993
CORPORATE INTEREST-BEARING
OBLIGATIONS - 10.6%
Toyota Motor Credit Corp.
0.230%, 01/14/2015 (P)*	51,000,000	51,000,000	2.4%
Wells Fargo & Company
0.433%, 10/28/2015 (P)*	35,000,000	35,035,000	1.7%
Wells Fargo & Company
1.250%, 02/13/2015 *	34,088,000	34,128,146	1.6%
Wells Fargo & Company
1.500%, 07/01/2015 *	28,000,000	28,161,720	1.3%
Westpac Banking Corp.
0.235%, 05/22/2015 (P)(S)*	75,000,000	75,000,000	3.6%
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $223,324,866)		$223,324,866
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 33.4%
U.S. Treasury Notes - 11.6%
0.250%, 09/30/2015 *	85,000,000	85,066,546	4.0%
2.500%, 04/30/2015 *	50,000,000	50,382,429	2.4%
4.000%, 02/15/2015 *	75,000,000	75,354,288	3.6%
4.500%, 11/15/2015 *	33,750,000	35,030,559	1.6%
Federal Home Loan Bank - 20.4%
0.050%, 01/02/2015 to
01/07/2015 *	110,602,000	110,601,256	5.2%

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal Home Loan Bank (continued)
0.060%, 01/07/2015 to
01/09/2015 *	$175,000,000	$174,998,083	8.3%
0.070%, 01/16/2015 *	100,000,000	99,997,083	4.8%
0.075%, 01/28/2015 *	44,500,000	44,497,497	2.1%
Federal National Mortgage Association - 1.4%
0.050%, 01/02/2015 *	4,420,000	4,419,994	0.2%
0.060%, 01/09/2015 *	25,000,000	24,999,667	1.2%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $705,347,402)		$705,347,402
CERTIFICATE OF DEPOSIT - 10.2%
Bank of Montreal
0.242%, 06/18/2015 (P)*	50,000,000	50,000,000	2.4%
Credit Suisse New York
0.260%, 02/17/2015 *	20,000,000	20,000,000	0.9%
Credit Suisse New York
0.260%, 02/20/2015 *	40,000,000	40,000,000	1.9%
Sumitomo Mitsui Banking Corp.
0.220%, 03/04/2015 *	46,000,000	46,000,789	2.2%
Sumitomo Mitsui Banking Corp.
0.250%, 03/13/2015 *	59,000,000	59,003,474	2.8%
TOTAL CERTIFICATE OF
DEPOSIT (Cost $215,004,263)		$215,004,263
Total Investments (Money Market Trust)
(Cost $2,130,632,524) - 101.0%		$2,130,632,524	101.0%
Other Assets And Liabilities, Net - (1.0%)		(21,443,998)	(1.0)%
TOTAL NET ASSETS - 100.0%		$2,109,188,526	100.0%

Money Market Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMERCIAL PAPER - 47.9%
Bank of Nova Scotia
0.135%, 04/01/2015 *	$1,960,000	$1,959,338	0.5%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.200%, 04/01/2015 *	10,000,000	9,995,000	2.5%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.210%, 04/08/2015 *	8,000,000	7,995,473	2.0%
BMW US Capital LLC
0.110%, 01/13/2015 *	5,270,000	5,269,807	1.3%
BMW US Capital LLC
0.120%, 01/12/2015 *	4,310,000	4,309,842	1.1%
BNP Paribas Finance, Inc.
0.220%, 02/06/2015 *	2,000,000	1,999,560	0.5%
BNP Paribas Finance, Inc.
0.220%, 03/02/2015 *	16,990,000	16,983,770	4.3%
Caisse Centrale Desjardins
0.145%, 01/05/2015 *	10,000,000	9,999,839	2.5%
Caisse Centrale Desjardins
0.150%, 01/06/2015 *	8,000,000	7,999,833	2.0%
Emerson Electric Company
0.120%, 02/10/2015 *	8,550,000	8,548,860	2.2%
Emerson Electric Company
0.150%, 01/13/2015 *	3,200,000	3,199,840	0.8%
Exxon Mobil Corp.
0.120%, 01/14/2015 *	6,560,000	6,559,716	1.7%

Money Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMERCIAL PAPER (continued)
Govco LLC
0.120%, 01/12/2015 *	$15,990,000	$15,989,414	4.0%
MetLife Short Term Funding LLC
0.100%, 01/08/2015 *	6,550,000	6,549,873	1.7%
MetLife Short Term Funding LLC
0.110%, 01/13/2015 *	11,510,000	11,509,578	2.9%
National Rural Utilities Cooperative
Finance Corp.
0.150%, 01/27/2015 *	15,150,000	15,148,359	3.8%
Scotiabanc, Inc.
0.125%, 01/14/2015 *	14,040,000	14,039,366	3.5%
Thunder Bay Funding LLC
0.150%, 01/05/2015 *	10,000,000	9,999,833	2.5%
Tornonto-Dominion Holdings
USA, Inc.
0.130%, 01/05/2015 *	17,190,000	17,189,752	4.3%
Unilever Capital Corp.
0.110%, 01/05/2015 *	15,150,000	15,149,815	3.8%
TOTAL COMMERCIAL PAPER (Cost $190,396,868)		$190,396,868
CORPORATE INTEREST-BEARING
OBLIGATIONS - 9.6%
Toyota Motor Credit Corp.
0.230%, 01/14/2015 (P)*	9,000,000	9,000,000	2.3%
Wells Fargo & Company
0.433%, 10/28/2015 (P)*	7,000,000	7,007,000	1.8%
Wells Fargo & Company
1.250%, 02/13/2015 *	6,430,000	6,437,573	1.6%
Wells Fargo & Company
1.500%, 07/01/2015 *	5,620,000	5,652,459	1.4%
Westpac Banking Corp.
0.235%, 05/22/2015 (P)(S)*	10,000,000	10,000,000	2.5%
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $38,097,032)		$38,097,032
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 32.0%
U.S. Treasury Notes - 13.0%
U.S. Treasury Note
4.500%, 11/15/2015 *	6,250,000	6,487,140	1.6%
U.S. Treasury Note
4.000%, 02/15/2015 *	20,000,000	20,094,477	5.1%
U.S. Treasury Note
2.500%, 04/30/2015 *	10,000,000	10,076,486	2.5%
U.S. Treasury Note
0.250%, 09/30/2015 *	15,000,000	15,011,743	3.8%
Federal Home Loan Bank - 18.9%
Federal Home Loan Bank
0.080%, 01/14/2015 *	280,000	279,992	0.1%
0.070%, 01/16/2015 to
01/23/2015 *	20,400,000	20,399,400	5.1%
Federal Home Loan Bank
0.065%, 01/21/2015 *	7,180,000	7,179,741	1.8%
0.060%, 01/07/2015 to
01/09/2015 *	32,325,000	32,324,660	8.1%
Federal Home Loan Bank
0.050%, 01/07/2015 *	15,000,000	14,999,875	3.8%

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Money Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association - 0.1%
Federal National Mortgage
Association
0.050%, 01/02/2015 *	$125,000	$125,000	0.1%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $126,978,514)		$126,978,514
CERTIFICATE OF DEPOSIT - 9.8%
Bank of Montreal
0.242%, 06/18/2015 (P)*	10,000,000	10,000,000	2.5%
Credit Suisse New York
0.260%, 02/17/2015 *	11,060,000	11,060,000	2.8%
Sumitomo Mitsui Banking Corp.
0.220%, 02/11/2015 *	2,120,000	2,120,072	0.5%
Sumitomo Mitsui Banking Corp.
0.250%, 03/13/2015 *	10,800,000	10,800,636	2.7%
Sumitomo Mitsui Banking Corp.
0.360%, 02/13/2015 *	5,000,000	5,000,952	1.3%
TOTAL CERTIFICATE OF
DEPOSIT (Cost $38,981,660)		$38,981,660
Total Investments (Money Market Trust B)
(Cost $394,454,074) - 99.3%		$394,454,074	99.3%
Other Assets And Liabilities, Net - 0.7%		2,772,747	0.7%
TOTAL NET ASSETS - 100.0%		$397,226,821	100.0%

New Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 48.0%
Treasury Inflation Protected Securities - 3.4%
0.625%, 01/15/2024	$32,931,478	$33,132,162	1.9%
1.625%, 01/15/2015	14,761,057	14,728,760	0.9%
1.875%, 07/15/2015	8,331,755	8,354,534	0.5%
OTHER SECURITIES		2,286,007	0.1%
		58,501,463
U.S. Treasury Bonds - 5.3%
3.000%, 11/15/2044	10,355,000	10,882,463	0.6%
3.125%, 02/15/2043	50,610,000	54,374,119	3.1%
3.375%, 05/15/2044	8,530,000	9,609,574	0.6%
5.375%, 02/15/2031	11,895,000	16,589,814	1.0%
		91,455,970
U.S. Treasury Notes - 11.6%
0.375%, 08/31/2015	8,800,000	8,811,000	0.5%
0.625%, 11/30/2017	20,025,000	19,759,048	1.1%
0.875%, 02/28/2017	94,305,000	94,518,695	5.5%
1.250%, 10/31/2018	10,360,000	10,292,018	0.6%
1.500%, 05/31/2019	43,750,000	43,644,038	2.5%
2.000%, 08/31/2021	17,735,000	17,782,104	1.0%
2.625%, 04/30/2016	6,640,000	6,831,418	0.4%
		201,638,321
U.S. Treasury Strips - 0.0%		193,282	0.0%
Federal Home Loan Mortgage Corp. - 3.8%
3.000%, 01/01/2043
to 06/01/2043	18,598,012	18,829,449	1.2%

New Income Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
3.500%, 03/01/2043		$7,538,578	$7,852,720	0.5%
4.000%, 05/01/2026
to 02/01/2041		14,085,878	15,058,131	0.9%
4.500%, 11/01/2018
to 10/01/2039		11,241,888	12,214,788	0.7%
OTHER SECURITIES			12,030,822	0.5%
			65,985,910
Federal National Mortgage Association - 16.3%
2.500%, 10/01/2027
to 02/01/2043		29,591,936	29,865,480	1.8%
3.000%, TBA (C)		14,365,000	14,883,462	0.9%
3.000%, 01/01/2027
to 10/01/2043		49,848,455	50,856,855	2.9%
3.500%, 10/01/2042
to 11/01/2044		15,913,740	16,627,977	1.1%
4.000%, 11/01/2025
to 01/01/2042		35,179,188	37,645,690	2.1%
4.500%, 05/01/2019
to 09/01/2042		39,978,270	43,419,195	2.6%
5.000%, 05/01/2018
to 07/01/2041		26,807,131	29,650,539	1.9%
5.500%, 11/01/2015
to 09/01/2041		17,848,396	20,079,721	1.0%
6.000%, 09/01/2017
to 10/01/2038		14,142,691	16,017,900	0.7%
OTHER SECURITIES			22,752,524	1.3%
			281,799,343
Government National Mortgage Association - 7.6%
2.500%, 02/20/2043
to 03/20/2043		7,307,687	7,229,472	0.5%
3.000%, 09/20/2044
to 12/20/2044		17,578,621	18,006,355	1.0%
3.500%, 09/15/2041
to 11/20/2044		40,687,675	42,782,683	2.6%
4.000%, TBA (C)		13,815,000	14,808,922	0.9%
4.000%, 09/20/2040
to 05/20/2041		13,571,952	14,640,289	1.0%
4.500%, 01/15/2019
to 09/20/2040		11,327,546	12,455,490	0.9%
5.000%, 01/15/2019
to 03/20/2041		7,915,897	8,798,365	0.5%
OTHER SECURITIES			13,173,811	0.2%
			131,895,387
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $813,840,912)			$831,469,676
FOREIGN GOVERNMENT
OBLIGATIONS - 2.2%
Bermuda - 0.3%			4,493,800	0.3%
Brazil - 0.5%
Federative Republic of Brazil
6.000%, 08/15/2020
to 08/15/2050	BRL	7,871,000	7,544,305	0.4%
OTHER SECURITIES			1,062,500	0.1%
			8,606,805
Iceland - 0.1%			1,658,658	0.1%
Mexico - 0.7%			11,723,052	0.7%

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Morocco - 0.1%		$2,612,250	0.1%
Singapore - 0.2%		4,160,968	0.2%
South Africa - 0.3%		5,510,265	0.3%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $41,179,175)		$38,765,798
CORPORATE BONDS - 27.2%
Consumer discretionary - 3.7%		63,861,941	3.7%
Consumer staples - 0.5%		9,146,594	0.5%
Energy - 3.9%		67,013,009	3.9%
Financials - 9.8%
Barclays Bank PLC
5.140%, 10/14/2020	$5,995,000	6,447,557	0.4%
Morgan Stanley
2.125%, 04/25/2018	12,690,000	12,698,439	0.7%
Morgan Stanley
3.750%, 02/25/2023	8,280,000	8,493,798	0.5%
Morgan Stanley
5.000%, 11/24/2025	5,745,000	6,130,576	0.4%
The Goldman Sachs Group, Inc.
3.625%, 01/22/2023	13,495,000	13,665,334	0.8%
OTHER SECURITIES		122,094,310	7.0%
		169,530,014
Health care - 2.0%		34,565,650	2.0%
Industrials - 2.5%
Heathrow Funding, Ltd.
4.875%, 07/15/2021 (S)	5,585,000	6,292,826	0.4%
OTHER SECURITIES		36,461,721	2.1%
		42,754,547
Information technology - 0.9%		15,210,833	0.9%
Materials - 0.6%		10,667,430	0.6%
Telecommunication services - 2.6%
Verizon Communications, Inc.
6.400%, 09/15/2033	16,665,000	20,527,664	1.2%
OTHER SECURITIES		24,828,215	1.4%
		45,355,879
Utilities - 0.7%		12,502,827	0.7%
TOTAL CORPORATE BONDS (Cost $451,136,425)		$470,608,724
Municipal bonds 1.5%		25,166,149	1.5%
TOTAL MUNICIPAL BONDS (Cost $22,452,498)		$25,166,149
TERM LOANS (M) - 1.0%
Consumer discretionary - 0.3%		4,786,522	0.3%
Consumer staples - 0.1%		1,336,433	0.1%
Financials - 0.2%		4,118,566	0.2%
Information technology - 0.2%		2,511,241	0.2%
Telecommunication services - 0.2%		4,059,807	0.2%
TOTAL TERM LOANS (Cost $17,068,837)		$16,812,569
COLLATERALIZED MORTGAGE
OBLIGATIONS - 9.3%
Commercial and residential - 8.6%
Commercial Mortgage Pass
Through Certificates,
3.528%, 12/10/2047	8,805,000	9,110,208	0.5%

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Chase Commercial
Mortgage Securities Trust,
5.552%, 05/12/2045	$8,464,788	$8,843,672	0.5%
JPMorgan Chase Commercial
Mortgage Securities Trust,
5.699%, 02/12/2049 (P)	8,480,000	8,956,237	0.5%
Wachovia Bank Commercial
Mortgage Trust,
5.572%, 10/15/2048	7,652,166	8,086,579	0.5%
OTHER SECURITIES		113,477,663	6.6%
		148,474,359
Federal Home Loan Mortgage Corp. - 0.4%		7,368,522	0.4%
Federal National Mortgage Association - 0.2%		3,545,370	0.2%
Government National Mortgage Association - 0.1%		2,099,299	0.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $157,707,819)		$161,487,550
ASSET BACKED SECURITIES - 8.1%
Avis Budget Rental Car Funding
AESOP LLC,
2.560%, 07/20/2020 (S)	6,905,000	6,926,785	0.4%
CKE Restaurant Holdings, Inc.,
4.474%, 03/20/2043 (S)	6,173,575	6,260,375	0.4%
Nordstrom Credit Card Master
Note Trust II,
2.280%, 11/15/2019 (S)	6,905,000	7,007,084	0.4%
OTHER SECURITIES		120,843,220	6.9%
TOTAL ASSET BACKED
SECURITIES (Cost $140,791,079)		$141,037,464
SHORT-TERM INVESTMENTS - 4.8%
Money market funds - 4.7%
T. Rowe Price Reserve
Investment Fund, 0.0662% (Y)	82,982,625	82,982,625	4.7%
Repurchase agreement - 0.1%		$968,000	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $83,950,625)		$83,950,625
Total Investments (New Income Trust)
(Cost $1,728,127,370) - 102.1%		$1,769,298,555	102.1%
Other Assets And Liabilities, Net - (2.1%)		(35,578,934)	(2.1)%
TOTAL NET ASSETS - 100.0%		$1,733,719,621	100.0%

Real Return Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 100.6%
Treasury Inflation Protected Securities - 98.4%
0.125%, 04/15/2016
to 01/15/2023	$24,361,673	23,855,851	28.7%
0.125%, 07/15/2024 (C)	799,528	771,170	0.9%
0.375%, 07/15/2023	917,433	908,402	1.1%
0.500%, 04/15/2015	1,314,036	1,296,378	1.6%
0.625%, 07/15/2021	9,158,639	9,286,714	11.2%

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Treasury Inflation Protected Securities (continued)
0.750%, 02/15/2042		$314,958	$307,035	0.4%
1.250%, 07/15/2020		1,087,770	1,142,754	1.4%
1.375%, 01/15/2020
to 02/15/2044		2,991,422	3,350,296	4.0%
1.750%, 01/15/2028		8,793,853	9,970,717	12.0%
2.000%, 01/15/2016
to 01/15/2026		3,466,657	3,580,551	4.3%
2.125%, 01/15/2019		2,211,940	2,378,700	2.9%
2.375%, 01/15/2025
to 01/15/2027		19,673,843	23,260,131	27.9%
3.875%, 04/15/2029		1,011,094	1,449,893	1.7%
OTHER SECURITIES			244,822	0.3%
			81,803,414
Federal National Mortgage Association - 2.2%
3.000%, 08/01/2043		1,821,698	1,845,919	2.2%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $84,048,318)			$83,649,333
FOREIGN GOVERNMENT
OBLIGATIONS - 13.4%
Australia - 0.4%
New South Wales
Treasury Corp.
2.500%, 11/20/2035	AUD	300,000	359,947	0.4%
Canada - 0.5%
Province of Ontario
3.450%, 06/02/2045	CAD	500,000	444,651	0.5%
France - 0.6%
Government of France
0.250%, 07/25/2018	EUR	416,356	512,911	0.6%
Germany - 3.0%
Federal Republic of Germany,
Inflation Linked Bond
0.750%, 04/15/2018		2,021,030	2,511,724	3.0%
Italy - 4.7%
Republic of Italy
1.700%, 09/15/2018		404,740	508,219	0.6%
Republic of Italy
2.100%, 09/15/2017
to 09/15/2021		658,510	855,210	1.1%
Republic of Italy
2.250%, 04/22/2017		598,668	748,163	0.9%
Republic of Italy
2.350%, 09/15/2024 (S)		945,499	1,271,861	1.5%
Republic of Italy
5.000%, 09/01/2040		200,000	319,538	0.4%
OTHER SECURITIES			155,603	0.2%
			3,858,594
Mexico - 1.4%
Government of Mexico
4.000%, 11/15/2040
to 11/08/2046	MXN	10,540,736	813,804	0.9%
OTHER SECURITIES			361,486	0.5%
			1,175,290
New Zealand - 0.7%
Dominion of New Zealand,
Index Linked Bond
2.000%, 09/20/2025	NZD	600,000	481,041	0.6%

Real Return Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
New Zealand (continued)
OTHER SECURITIES			$87,870	0.1%
			568,911
Spain - 2.1%
Kingdom of Spain
5.400%, 01/31/2023 (S)	EUR	1,000,000	1,582,467	1.9%
OTHER SECURITIES			134,113	0.2%
			1,716,580
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $12,064,933)			$11,148,608
CORPORATE BONDS - 7.5%
Energy - 1.8%
Petrobras Global Finance BV
2.602%, 03/17/2017 (P)		$700,000	646,170	0.8%
Sabine Pass LNG LP
7.500%, 11/30/2016		800,000	832,000	1.0%
			1,478,170
Financials - 3.6%
Rabobank Nederland NV
4.000%, 09/10/2015	GBP	1,300,000	2,068,808	2.5%
OTHER SECURITIES			924,153	1.1%
			2,992,961
Industrials - 1.0%
International Lease
Finance Corp.
8.625%, 09/15/2015		$700,000	729,750	0.9%
OTHER SECURITIES			98,135	0.1%
			827,885
Telecommunication services - 1.0%
BellSouth Corp.
4.182%, 04/26/2015 (S)		800,000	807,871	1.0%
Utilities - 0.1%			100,272	0.1%
TOTAL CORPORATE BONDS (Cost $6,521,031)			$6,207,159
COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.6%
Commercial and residential - 4.4%
CHL Mortgage Pass
Through Trust,
5.500%, 01/25/2035		359,756	365,566	0.4%
Countrywide Alternative
Loan Trust,
0.339%, 05/25/2047 (P)		455,575	380,368	0.5%
OTHER SECURITIES			2,913,044	3.5%
			3,658,978
Federal Home Loan Mortgage Corp. - 0.6%
0.610%, 09/15/2042 (P)		350,464	353,132	0.4%
OTHER SECURITIES			134,101	0.2%
			487,233
Federal National Mortgage Association - 0.6%
3.916%, 02/25/2018		3,128,771	301,285	0.3%
OTHER SECURITIES			212,205	0.3%
			513,490
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $8,511,600)			$4,659,701

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
ASSET BACKED SECURITIES - 2.8%
OneMain Financial
Issuance Trust,
2.470%, 09/18/2024 (S)		$400,000	$401,568	0.5%
Symphony CLO III, Ltd.,
0.472%, 05/15/2019 (P)(S)		407,256	404,398	0.5%
Venture VII CDO, Ltd.,
0.460%, 01/20/2022 (P)(S)		479,603	472,445	0.6%
OTHER SECURITIES			1,061,177	1.2%
TOTAL ASSET BACKED
SECURITIES (Cost $2,316,935)			$2,339,588
COMMON STOCKS - 0.0%
Financials - 0.0%			6,908	0.0%
TOTAL COMMON STOCKS (Cost $2,266)			$6,908
PURCHASED OPTIONS - 0.2%
Put options - 0.2%			138,654	0.2%
TOTAL PURCHASED OPTIONS (Cost $164,324)			$138,654
CERTIFICATE OF DEPOSIT - 4.2%
Banco Bilbao Vizcaya
Argentaria SA
0.975%, 10/23/2015		$1,500,000	$1,498,311	1.8%
Banco do Brasil SA
1.210%, 06/29/2015		900,000	900,057	1.1%
Banco Itau BBA
International SA
1.000%, 06/04/2015		300,000	299,962	0.3%
Intesa Sanpaolo SpA
1.650%, 04/07/2015		800,000	801,485	1.0%
TOTAL CERTIFICATE OF
DEPOSIT (Cost $3,500,327)			$3,499,815
SHORT-TERM INVESTMENTS - 17.1%
U.S. Government - 0.5%			391,961	0.5%
U.S. Government Agency - 3.1%
Federal Home Loan Bank
Discount Notes
0.040%, 01/28/2015 *		500,000	499,985	0.6%
Federal Home Loan Bank
Discount Notes
0.050%, 02/09/2015 *		800,000	799,957	1.0%
Federal Home Loan Bank
Discount Notes
0.080%, 04/06/2015 *		400,000	399,956	0.5%
Federal Home Loan
Mortgage Corp. Discount
Notes
0.070%, 04/10/2015 *		500,000	499,943	0.6%
OTHER SECURITIES			399,921	0.4%
			2,599,762
Foreign government - 3.7%
Government of Mexico
2.955%, 01/08/2015 *	MXN	12,000,000	812,840	1.0%
Republic of Greece
1.998%, 02/06/2015 *	EUR	600,000	724,373	0.8%
Republic of Greece
2.028%, 01/09/2015 *		1,300,000	1,572,828	1.9%
			3,110,041

Real Return Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 9.8%
Repurchase Agreement with
Barclays Capital dated
12/30/2014 at 0.100% to be
repurchased at $7,900,132 on
01/05/2015, collateralized by
$7,440,000 U.S. Treasury
Inflation Indexed Notes,
0.500% due 04/15/2015
(valued at $8,076,392,
including interest)	$7,900,000	$7,900,000	9.5%
OTHER SECURITIES		245,000	0.3%
		8,145,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $14,627,865)		$14,246,764
Total Investments (Real Return Bond Trust)
(Cost $131,757,599) - 151.4%		$125,896,530	151.4%
Other Assets And Liabilities, Net - (51.4%)		(42,756,220)	(51.4)%
TOTAL NET ASSETS - 100.0%		$83,140,310	100.0%

Short Term Government Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 92.5%
Treasury Inflation Protected Securities - 0.9%
0.125%, 04/15/2018	$3,389,826	$3,377,379	0.9%
U.S. Treasury Notes - 17.9%
0.625%, 08/31/2017
to 04/30/2018	8,160,000	8,050,770	2.1%
0.750%, 06/30/2017
to 03/31/2018	20,120,000	19,972,826	5.1%
0.875%, 02/28/2017
to 01/31/2018	42,345,000	42,255,799	10.7%
		70,279,395
Federal Agricultural Mortgage Corp. - 16.3%
2.000%, 07/27/2016	20,949,000	21,379,985	5.5%
5.125%, 04/19/2017 (S)	38,823,000	42,380,002	10.8%
		63,759,987
Federal Farm Credit Bank - 11.4%
0.570%, 08/11/2016	7,830,000	7,820,087	2.0%
0.900%, 12/26/2017	3,890,000	3,860,401	1.0%
0.970%, 09/05/2017	5,090,000	5,077,076	1.3%
1.100%, 06/20/2017	5,340,000	5,319,356	1.3%
1.240%, 11/13/2018	18,275,000	17,941,335	4.6%
1.990%, 12/26/2019	2,190,000	2,182,026	0.5%
4.875%, 01/17/2017	2,500,000	2,706,248	0.7%
		44,906,529
Federal Home Loan Bank - 9.5%
1.000%, 09/18/2017
to 10/16/2017	16,555,000	16,482,374	4.2%
1.130%, 03/27/2018	9,000,000	8,875,989	2.3%
1.150%, 07/25/2018	9,910,000	9,770,596	2.5%
2.125%, 06/10/2016	2,100,000	2,147,485	0.5%
		37,276,444

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. - 12.0%
1.000%, 04/07/2017	$2,300,000	$2,299,586	0.6%
1.100%, 06/30/2017
to 05/07/2018	12,595,000	12,446,276	3.1%
1.200%, 03/20/2018	4,415,000	4,393,230	1.1%
1.300%, 11/27/2017	14,055,000	14,046,244	3.6%
2.221%, 09/01/2042 (P)	1,388,966	1,428,791	0.4%
2.619%, 01/01/2044 (P)	3,044,992	3,134,401	0.8%
3.012%, 03/01/2044 (P)	1,567,519	1,622,438	0.4%
5.500%, 07/01/2037
to 07/01/2040	5,775,278	6,496,064	1.7%
6.500%, 09/01/2039	676,210	764,077	0.2%
OTHER SECURITIES		609,223	0.1%
		47,240,330
Federal National Mortgage Association - 14.0%
0.625%, 11/14/2016	3,360,000	3,349,688	0.9%
0.850%, 08/07/2017	4,500,000	4,468,289	1.1%
1.000%, 12/12/2017
to 12/28/2017	13,630,000	13,508,316	3.5%
2.348%, 09/01/2041 (P)	3,537,632	3,668,190	0.9%
2.412%, 04/01/2042 (P)	3,726,761	3,870,065	1.0%
2.487%, 02/01/2042 (P)	5,401,616	5,609,850	1.4%
2.500%, 10/01/2027	3,543,980	3,621,505	0.9%
2.908%, 03/01/2044 (P)	1,482,632	1,533,779	0.4%
3.500%, 12/01/2025	2,254,068	2,386,319	0.6%
5.500%, 03/01/2035
to 08/01/2040	4,687,060	5,267,418	1.3%
6.000%, 10/01/2036
to 03/01/2037	975,260	1,103,511	0.3%
6.500%, 06/01/2029
to 01/01/2039	5,760,957	6,554,901	1.7%
OTHER SECURITIES		10,021	0.0%
		54,951,852
Government National Mortgage Association - 0.0%		939	0.0%
Tennessee Valley Authority - 10.5%
1.750%, 10/15/2018	6,485,000	6,545,648	1.7%
4.500%, 04/01/2018	10,349,000	11,397,312	2.9%
4.875%, 12/15/2016	12,573,000	13,566,355	3.5%
5.500%, 07/18/2017	8,613,000	9,574,805	2.4%
		41,084,120
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $362,519,862)		$362,876,975
COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.4%
Federal Home Loan Mortgage Corp. - 1.5%
1.201%, 03/25/2024	8,816,169	765,949	0.2%
1.298%, 07/25/2022	8,787,987	679,988	0.2%
1.997%, 08/25/2018	19,031,818	1,181,267	0.3%
OTHER SECURITIES		3,184,296	0.8%
		5,811,500
Federal National Mortgage Association - 3.8%
3.475%, 01/25/2043 (P)	762,478	775,797	0.2%
3.500%, 08/25/2043	8,675,317	9,124,360	2.3%
4.000%, 03/25/2039	4,772,021	5,101,710	1.3%
		15,001,867
Government National Mortgage Association - 0.1%		313,516	0.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $20,788,688)		$21,126,883

Short Term Government Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 1.1%
Repurchase agreement - 1.1%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2014 at
0.040% to be repurchased at
$2,738,006 on 01/02/2015,
collateralized by $2,578,942
U.S. Treasury Inflation Indexed
Notes, 0.500% due 04/15/2015
(valued at $2,792,768,
including interest)	$2,738,000	$2,738,000	0.7%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at
$1,553,000 on 01/02/2015,
collateralized by $1,520,000
Federal Home Loan Bank,
2.750% due 06/08/2018 (valued at
$1,586,576, including interest)	1,553,000	1,553,000	0.4%
		4,291,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,291,000)		$4,291,000
Total Investments (Short Term Government Income
Trust) (Cost $387,599,550) - 99.0%		$388,294,858	99.0%
Other Assets And Liabilities, Net - 1.0%		3,797,209	1.0%
TOTAL NET ASSETS - 100.0%		$392,092,067	100.0%

Strategic Income Opportunities Trust

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 20.0%
Australia - 2.5%
New South Wales
Treasury Corp.
6.000%, 05/01/2020	AUD	3,695,000	$3,530,861	0.7%
Queensland Treasury Corp.
4.000%, 06/21/2019 (S)		3,275,000	2,844,872	0.5%
Queensland Treasury Corp.
6.000%, 10/21/2015
to 04/21/2016		7,959,000	6,749,616	1.3%
			13,125,349
Bermuda - 0.4%			1,799,200	0.4%
Brazil - 0.5%			2,484,544	0.5%
Canada - 3.0%
Government of Canada
1.250%, 02/01/2016
to 03/01/2018	CAD	11,460,000	9,891,007	1.9%
Province of Ontario
6.250%, 06/16/2015
to 09/29/2020	AUD	6,502,000	5,235,297	1.0%
OTHER SECURITIES			613,970	0.1%
			15,740,274
Mexico - 1.0%			5,449,179	1.0%
New Zealand - 3.1%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	3,400,000	2,799,949	0.5%

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
New Zealand (continued)
Dominion of New Zealand
6.000%, 04/15/2015
to 05/15/2021	NZD	16,040,000	$13,592,660	2.6%
			16,392,609
Norway - 1.5%
Government of Norway
4.500%, 05/22/2019	NOK	31,072,000	4,794,043	0.9%
Government of Norway
5.000%, 05/15/2015		24,128,000	3,282,198	0.6%
			8,076,241
Peru - 0.3%			1,267,763	0.3%
Philippines - 1.9%
Republic of Philippines
5.875%, 12/16/2020
to 03/01/2032	PHP	157,303,440	3,956,474	0.8%
Republic of Philippines
6.500%, 04/28/2021		106,400,000	2,735,595	0.5%
OTHER SECURITIES			3,432,524	0.6%
			10,124,593
Singapore - 1.2%
Republic of Singapore
2.375%, 04/01/2017	SGD	2,800,000	2,190,815	0.4%
Republic of Singapore
2.875%, 07/01/2015		3,000,000	2,290,479	0.4%
OTHER SECURITIES			1,831,275	0.4%
			6,312,569
South Korea - 2.0%
Korea Treasury Bond Principal
Strips
3.286%, 09/10/2018	KRW	2,888,000,000	2,423,187	0.5%
Republic of Korea
3.250%, 06/10/2015		3,500,000,000	3,200,095	0.6%
Republic of Korea
4.000%, 03/10/2016		2,750,000,000	2,557,361	0.5%
OTHER SECURITIES			2,455,279	0.4%
			10,635,922
Sweden - 1.5%
Kingdom of Sweden
3.750%, 08/12/2017	SEK	18,075,000	2,544,256	0.5%
Kingdom of Sweden
5.000%, 12/01/2020		21,300,000	3,461,040	0.7%
OTHER SECURITIES			1,571,746	0.3%
			7,577,042
Thailand - 1.1%
Kingdom of Thailand
3.250%, 06/16/2017	THB	187,500,000	5,848,097	1.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $111,484,269)			$104,833,382
CORPORATE BONDS - 40.5%
Consumer discretionary - 7.6%
DISH DBS Corp.
7.875%, 09/01/2019		$2,300,000	2,610,500	0.5%
OTHER SECURITIES			37,626,600	7.1%
			40,237,100

Strategic Income Opportunities Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
Consumer staples - 2.7%
Alliance One International, Inc.
9.875%, 07/15/2021		$2,430,000	$2,168,775	0.4%
Harbinger Group, Inc.
7.875%, 07/15/2019		2,125,000	2,263,125	0.4%
OTHER SECURITIES			9,843,052	1.9%
			14,274,952
Energy - 3.0%
EP Energy LLC
9.375%, 05/01/2020		3,777,000	3,814,770	0.7%
OTHER SECURITIES			11,965,323	2.3%
			15,780,093
Financials - 12.9%
American International
Group, Inc. (8.175% to
05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		2,995,000	4,058,209	0.8%
Bank of America Corp.
1.001%, 09/15/2026 (P)		2,515,000	2,300,996	0.4%
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,558,153	0.5%
General Electric Capital
Australia Funding Pty, Ltd.
7.000%, 10/08/2015	AUD	2,800,000	2,353,793	0.5%
Inter-American Development
Bank
6.500%, 08/20/2019		2,705,000	2,563,755	0.5%
International Bank for
Reconstruction
& Development
4.625%, 02/26/2019
to 10/06/2021	NZD	3,055,000	2,429,661	0.4%
KFW
6.000%, 01/19/2016
to 08/20/2020	AUD	3,388,000	3,151,317	0.6%
Stifel Financial Corp.
4.250%, 07/18/2024		$2,505,000	2,519,845	0.5%
OTHER SECURITIES			45,634,545	8.7%
			67,570,274
Health care - 4.6%
LifePoint Hospitals, Inc.
5.500%, 12/01/2021		3,760,000	3,844,600	0.7%
OTHER SECURITIES			20,120,458	3.9%
			23,965,058
Industrials - 1.0%			5,567,390	1.0%
Information technology - 1.1%			5,736,658	1.1%
Materials - 3.3%
Methanex Corp.
4.250%, 12/01/2024		2,610,000	2,598,605	0.5%
OTHER SECURITIES			14,744,038	2.8%
			17,342,643
Telecommunication services - 2.3%
HC2 Holdings, Inc.
11.000%, 12/01/2019 (S)		3,025,000	2,964,500	0.6%
OTHER SECURITIES			8,999,176	1.7%
			11,963,676
Utilities - 2.0%			10,470,208	2.0%
TOTAL CORPORATE BONDS (Cost $213,456,941)			$212,908,052

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%		$2,110,427	0.4%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $2,012,638)		$2,110,427
CONVERTIBLE BONDS - 1.5%
Consumer discretionary - 0.1%		667,988	0.1%
Consumer staples - 0.1%		717,574	0.1%
Financials - 0.3%		1,558,228	0.3%
Health care - 0.4%		1,891,654	0.4%
Industrials - 0.4%		1,908,313	0.4%
Information technology - 0.2%		912,844	0.2%
TOTAL CONVERTIBLE BONDS (Cost $6,617,631)		$7,656,601
TERM LOANS (M) - 11.8%
Consumer discretionary - 2.7%
Burger King Corp.
4.500%, 12/12/2021	$2,285,000	2,278,472	0.4%
OTHER SECURITIES		11,922,576	2.3%
		14,201,048
Consumer staples - 1.7%
Aramark Services, Inc.
3.250%, 02/24/2021	2,565,613	2,519,644	0.5%
HJ Heinz Company
3.500%, 06/05/2020	3,065,153	3,041,616	0.6%
OTHER SECURITIES		3,079,818	0.6%
		8,641,078
Financials - 1.2%
Crown Castle Operating
Company
3.000%, 01/31/2021	3,458,167	3,390,732	0.6%
OTHER SECURITIES		2,955,750	0.6%
		6,346,482
Health care - 3.0%
Biomet, Inc.
3.670%, 07/25/2017	2,440,448	2,426,213	0.5%
Catalent Pharma Solutions, Inc.
4.250%, 05/20/2021	2,507,466	2,488,660	0.5%
Mallinckrodt International
Finance SA
3.250%, 03/19/2021	3,213,412	3,139,770	0.6%
OTHER SECURITIES		7,530,292	1.4%
		15,584,935
Industrials - 0.9%		4,856,851	0.9%
Information technology - 0.7%		3,638,584	0.7%
Materials - 0.5%		2,567,683	0.5%
Telecommunication services - 0.1%		626,854	0.1%
Utilities - 1.0%		5,240,574	1.0%
TOTAL TERM LOANS (Cost $62,789,792)		$61,704,089
COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.2%
Commercial and residential - 5.7%		30,153,838	5.7%
Federal Home Loan Mortgage Corp. - 0.3%		1,364,341	0.3%
Federal National Mortgage Association - 0.2%		1,187,581	0.2%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $29,245,266)		$32,705,760

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED SECURITIES - 0.9%
CKE Restaurant Holdings, Inc.,
4.474%, 03/20/2043 (S)	$2,794,663	$2,833,955	0.5%
OTHER SECURITIES		2,017,805	0.4%
TOTAL ASSET BACKED
SECURITIES (Cost $4,800,445)		$4,851,760
COMMON STOCKS - 3.4%
Consumer discretionary - 0.8%
Charter
Communications, Inc.,
Class A (I)	26,089	4,346,949	0.8%
OTHER SECURITIES		—	0.0%
		4,346,949
Financials - 2.6%		13,496,370	2.6%
TOTAL COMMON STOCKS (Cost $12,778,463)		$17,843,319
PREFERRED SECURITIES - 8.7%
Consumer staples - 0.5%		2,504,652	0.5%
Financials - 4.8%
Crown Castle
International Corp., 4.500%	22,754	2,343,434	0.5%
Weyerhaeuser
Company, 6.375%	63,700	3,675,490	0.7%
OTHER SECURITIES		19,237,129	3.6%
		25,256,053
Industrials - 0.7%		3,507,637	0.7%
Materials - 0.3%		1,510,241	0.3%
Utilities - 2.4%
Dominion
Resources, Inc., 6.000%	38,600	2,320,632	0.4%
Dominion
Resources, Inc., 6.375%	47,070	2,448,111	0.5%
Exelon Corp., 6.500%	56,187	2,949,818	0.6%
OTHER SECURITIES		4,952,536	0.9%
		12,671,097
TOTAL PREFERRED
SECURITIES (Cost $43,197,151)		$45,449,680
ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%		12,381	0.0%
TOTAL ESCROW CERTIFICATES (Cost $76)		$12,381
PURCHASED OPTIONS - 0.4%
Call options - 0.0%		224,650	0.0%
Put options - 0.4%		1,839,233	0.4%
TOTAL PURCHASED OPTIONS (Cost $1,438,363)		$2,063,883
SHORT-TERM INVESTMENTS - 3.3%
Repurchase agreement - 3.3%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2014
at 0.040% to be repurchased
at $10,861,024 on
01/02/2015, collateralized by
$10,230,052 U.S. Treasury
Inflation Indexed Notes,
0.500% due 04/15/2015
(valued at $11,078,245,
including interest)	$10,861,000	$10,861,000	2.0%

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Repurchase Agreement with
State Street Corp. dated
12/31/2014 at 0.000% to be
repurchased at $6,717,065 on
01/02/2015, collateralized by
$6,941,900 U.S. Treasury
Notes, 0.750% - 1.500% due
02/28/2018 to 08/31/2018
(valued at $6,851,919,
including interest)	$6,717,065	$6,717,065	1.3%
		17,578,065
TOTAL SHORT-TERM
INVESTMENTS (Cost $17,578,065)		$17,578,065
Total Investments (Strategic Income Opportunities
Trust) (Cost $505,399,100) - 97.1%		$509,717,399	97.1%
Other Assets And Liabilities, Net - 2.9%		15,389,397	2.9%
TOTAL NET ASSETS - 100.0%		$525,106,796	100.0%

Total Bond Market Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 69.0%
U.S. Treasury Bonds - 7.5%
3.125%, 08/15/2044	$12,290,000	$13,230,948	2.7%
4.250%, 05/15/2039
to 11/15/2040	4,060,000	5,230,122	1.1%
4.750%, 02/15/2041	2,000,000	2,796,250	0.6%
7.875%, 02/15/2021	3,400,000	4,591,329	0.9%
OTHER SECURITIES		10,702,906	2.2%
		36,551,555
U.S. Treasury Notes - 27.8%
0.375%, 04/30/2016
to 10/31/2016	7,900,000	7,872,078	1.7%
0.500%, 09/30/2016	5,800,000	5,791,619	1.2%
0.625%, 05/31/2017
to 04/30/2018	8,600,000	8,499,640	1.7%
0.750%, 12/31/2017	3,700,000	3,659,529	0.8%
0.875%, 04/30/2017	5,000,000	5,005,080	1.0%
1.000%, 03/31/2017	4,000,000	4,016,876	0.8%
1.500%, 06/30/2016
to 03/31/2019	13,500,000	13,560,470	2.7%
1.500%, 01/31/2019 (C)	8,700,000	8,702,714	1.8%
1.625%, 06/30/2019
to 08/31/2019	12,800,000	12,815,426	2.7%
1.750%, 09/30/2019	7,000,000	7,039,375	1.5%
1.875%, 08/31/2017	2,000,000	2,045,624	0.4%
2.000%, 11/15/2021
to 02/15/2022	2,500,000	2,506,133	0.5%
2.250%, 11/15/2024	23,450,000	23,607,561	4.8%
2.750%, 02/15/2019	7,000,000	7,363,671	1.5%
3.000%, 09/30/2016
to 02/28/2017	6,720,000	7,020,326	1.4%
3.125%, 10/31/2016
to 05/15/2021	2,200,000	2,318,644	0.5%
3.250%, 06/30/2016	3,650,000	3,798,139	0.8%
4.250%, 11/15/2017	7,300,000	7,954,722	1.6%

Total Bond Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
OTHER SECURITIES		$1,887,156	0.4%
		135,464,783
Federal Farm Credit Bank - 0.2%		939,177	0.2%
Federal Home Loan Bank - 0.7%
5.375%, 05/18/2016	$2,200,000	2,347,138	0.4%
OTHER SECURITIES		1,259,101	0.3%
		3,606,239
Federal Home Loan Mortgage Corp. - 7.2%
3.000%, 10/01/2042	3,369,068	3,413,336	0.7%
3.500%, TBA (C)	4,300,000	4,472,971	0.9%
3.500%, 12/01/2025	2,830,436	2,998,272	0.6%
4.000%, 02/01/2024
to 12/01/2040	3,121,229	3,335,166	0.7%
4.500%, 05/01/2024
to 11/01/2041	6,023,758	6,558,193	1.3%
5.000%, TBA (C)	2,300,000	2,535,391	0.5%
5.500%, 08/23/2017
to 01/01/2039	3,449,879	3,860,869	0.9%
OTHER SECURITIES		7,982,913	1.6%
		35,157,111
Federal National Mortgage Association - 17.6%
2.500%, TBA (C)	2,500,000	2,546,094	0.5%
2.500%, 05/01/2028	2,170,364	2,217,841	0.5%
3.000%, TBA (C)	9,400,000	9,513,595	2.0%
3.000%, 01/01/2027
to 04/01/2043	14,213,699	14,611,707	3.0%
3.500%, TBA (C)	2,500,000	2,607,813	0.5%
3.500%, 12/01/2025
to 02/01/2043	13,788,719	14,428,350	2.9%
4.000%, 08/01/2020
to 05/01/2042	7,593,381	8,129,118	1.7%
4.375%, 10/15/2015	6,350,000	6,555,772	1.4%
4.500%, 06/01/2018
to 06/01/2041	7,807,965	8,470,120	1.6%
5.000%, 12/01/2018
to 07/01/2039	4,240,875	4,673,488	1.0%
5.500%, 08/01/2017
to 11/01/2038	2,975,464	3,320,276	0.7%
6.000%, 01/01/2021
to 08/01/2038	2,003,036	2,255,123	0.6%
7.250%, 05/15/2030	1,450,000	2,256,815	0.5%
OTHER SECURITIES		4,365,397	0.7%
		85,951,509
Government National Mortgage Association - 7.6%
3.000%, TBA (C)	5,000,000	5,116,016	1.1%
3.000%, 08/15/2043	3,378,435	3,463,292	0.7%
3.500%, 01/15/2043	6,305,630	6,633,940	1.4%
4.000%, 11/15/2026
to 02/15/2041	7,226,673	7,785,213	1.7%
4.500%, 05/15/2019
to 10/20/2040	4,441,355	4,880,998	1.0%
5.000%, 05/15/2018
to 07/20/2040	3,626,882	4,035,271	0.8%
OTHER SECURITIES		4,890,061	0.9%
		36,804,791

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Tennessee Valley Authority - 0.2%		$770,919	0.2%
The Financing Corp. - 0.2%		878,068	0.2%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $323,856,109)		$336,124,152
FOREIGN GOVERNMENT
OBLIGATIONS - 3.1%
Brazil - 0.3%		1,729,075	0.3%
Canada - 0.8%		3,798,365	0.8%
Chile - 0.1%		546,975	0.1%
Colombia - 0.1%		581,625	0.1%
Israel - 0.2%		1,161,713	0.2%
Italy - 0.1%		378,658	0.1%
Japan - 0.3%		1,278,036	0.3%
Mexico - 0.3%		1,606,963	0.3%
Panama - 0.1%		478,225	0.1%
Peru - 0.1%		466,275	0.1%
Philippines - 0.2%		1,085,000	0.2%
Poland - 0.0%		128,700	0.0%
South Africa - 0.2%		810,301	0.2%
Turkey - 0.3%		1,357,000	0.3%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $14,678,244)		$15,406,911
CORPORATE BONDS - 24.1%
Consumer discretionary - 2.0%		9,957,111	2.0%
Consumer staples - 1.9%		9,056,144	1.9%
Energy - 2.9%		14,067,660	2.9%
Financials - 9.1%		44,416,150	9.1%
Health care - 1.7%		8,196,515	1.7%
Industrials - 1.5%		7,402,951	1.5%
Information technology - 1.0%		5,027,215	1.0%
Materials - 1.1%		5,179,523	1.1%
Telecommunication services - 1.2%		6,013,336	1.2%
Utilities - 1.7%		8,369,788	1.7%
TOTAL CORPORATE BONDS (Cost $105,175,269)		$117,686,393
Municipal bonds - 1.0%		4,700,218	1.0%
TOTAL MUNICIPAL BONDS (Cost $3,854,055)		$4,700,218
COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.2%
Commercial and residential - 1.7%		8,419,146	1.7%
Federal Home Loan Mortgage Corp. - 0.5%		2,229,618	0.5%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $9,999,387)		$10,648,764
Asset backed securities 0.5%		2,250,679	0.5%
TOTAL ASSET BACKED
SECURITIES (Cost $2,276,584)		$2,250,679

Total Bond Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 5.6%
Money market funds - 5.6%
State Street Institutional
U.S. Government Money Market
Fund, 0.0000% (Y)	27,499,705	27,499,705	5.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $27,499,705)		$27,499,705
Total Investments (Total Bond Market Trust B)
(Cost $487,339,353) - 105.5%		$514,316,822	105.5%
Other Assets And Liabilities, Net - (5.5%)		(26,910,101)	(5.5)%
TOTAL NET ASSETS - 100.0%		$487,406,721	100.0%

Total Return Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 50.2%
Treasury Inflation Protected Securities - 12.5%
0.375%, 07/15/2023	$12,448,148	$12,325,608	0.9%
1.750%, 01/15/2028	24,708,992	28,015,747	2.1%
2.000%, 01/15/2026	12,083,337	13,862,802	1.0%
2.375%, 01/15/2025
to 01/15/2027	55,880,292	66,206,379	4.9%
2.500%, 01/15/2029	21,234,624	26,408,907	1.9%
3.875%, 04/15/2029	11,122,034	15,948,819	1.2%
OTHER SECURITIES		6,981,983	0.5%
		169,750,245
U.S. Treasury Bonds - 8.3%
3.000%, 11/15/2044	9,700,000	10,194,099	0.7%
3.125%, 08/15/2044	57,900,000	62,332,940	4.6%
3.375%, 05/15/2044	35,700,000	40,218,263	3.0%
OTHER SECURITIES		601,406	0.0%
		113,346,708
U.S. Treasury Notes - 1.0%
2.375%, 08/15/2024	9,400,000	9,568,175	0.7%
OTHER SECURITIES		3,477,608	0.3%
		13,045,783
Federal Home Loan Mortgage Corp. - 3.7%
1.250%, 10/02/2019	14,100,000	13,795,031	1.0%
4.000%, TBA (C)	17,000,000	18,066,146	1.4%
4.500%, TBA (C)	9,000,000	9,758,662	0.7%
OTHER SECURITIES		8,165,763	0.6%
		49,785,602
Federal National Mortgage Association - 22.5%
2.590%, 07/01/2022	11,486,788	11,619,348	0.9%
3.000%, TBA (C)	42,000,000	42,709,949	3.2%
3.156%, 05/01/2022	9,466,586	9,913,808	0.7%
3.500%, TBA (C)	16,000,000	16,895,547	1.3%
4.000%, TBA (C)	10,000,000	10,678,124	0.8%
4.000%, 08/01/2018
to 08/01/2041	17,222,446	18,444,457	1.2%
4.500%, TBA (C)	12,000,000	13,007,800	1.0%
4.500%, 04/01/2018
to 12/11/2044	16,628,847	18,008,207	1.2%
5.000%, TBA (C)	11,500,000	12,691,416	1.0%
5.500%, 03/01/2021
to 07/01/2041	61,506,001	68,960,404	5.1%

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
6.000%, TBA (C)		$8,000,000	$9,067,506	0.7%
6.000%, 12/01/2016
to 05/01/2041		36,329,388	40,964,783	2.7%
OTHER SECURITIES			32,726,772	2.7%
			305,688,121
Government National Mortgage Association - 2.1%
5.000%, 01/15/2035
to 11/15/2039		25,394,493	28,029,796	2.1%
OTHER SECURITIES			998,687	0.0%
			29,028,483
Small Business Administration - 0.1%			1,318,853	0.1%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $676,498,381)			$681,963,795
FOREIGN GOVERNMENT
OBLIGATIONS - 14.0%
Brazil - 0.2%			2,341,110	0.2%
Canada - 2.8%
Province of Ontario
4.200%, 06/02/2020	CAD	22,100,000	21,234,680	1.6%
OTHER SECURITIES			16,439,340	1.2%
			37,674,020
Italy - 5.8%
Republic of Italy
4.500%, 03/01/2024	EUR	48,400,000	72,070,677	5.3%
OTHER SECURITIES			7,593,044	0.5%
			79,663,721
Japan - 0.4%			5,630,639	0.4%
Mexico - 1.5%
Government of Mexico
4.000%, 11/15/2040
to 11/08/2046	MXN	155,159,634	11,950,957	0.9%
Government of Mexico
8.000%, 06/11/2020		113,600,000	8,666,270	0.6%
OTHER SECURITIES			207,854	0.0%
			20,825,081
South Korea - 1.4%
Korea Development Bank
4.375%, 08/10/2015		$9,900,000	10,107,029	0.7%
OTHER SECURITIES			8,813,114	0.7%
			18,920,143
Spain - 1.9%
Kingdom of Spain
2.100%, 04/30/2017	EUR	9,600,000	12,044,898	0.9%
OTHER SECURITIES			13,888,445	1.0%
			25,933,343
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $199,589,461)			$190,988,057
CORPORATE BONDS - 21.9%
Consumer discretionary - 3.1%
DISH DBS Corp.
7.750%, 05/31/2015		$15,600,000	16,009,500	1.2%
Ford Motor Credit
Company LLC
0.682%, 11/08/2016 (P)		10,300,000	10,254,618	0.8%

Total Return Trust (continued)

Shares or			% of
Principal			Net
Amount		Value	Assets
CORPORATE BONDS (continued)
Consumer discretionary (continued)
OTHER SECURITIES		$16,176,779	1.1%
		42,440,897
Energy - 1.4%
Petrobras International Finance
Company SA
3.875%, 01/27/2016	$9,100,000	8,929,830	0.7%
OTHER SECURITIES		9,920,592	0.7%
		18,850,422
Financials - 14.8%
Ally Financial, Inc.
2.750%, 01/30/2017	13,200,000	13,158,816	1.0%
Bank of America Corp.
6.875%, 04/25/2018	9,300,000	10,681,794	0.8%
Bank of America NA
0.541%, 06/15/2017 (P)	9,200,000	9,067,456	0.7%
Credit Suisse/New York
0.539%, 03/11/2016 (P)	9,800,000	9,796,090	0.7%
Lloyds TSB Bank PLC
(12.000% to 12/16/2024, then
3 month LIBOR + 11.750%)
12/16/2024 (Q)(S)	11,300,000	16,046,000	1.2%
Navient Corp.
6.250%, 01/25/2016	11,800,000	12,272,000	0.9%
Springleaf Finance Corp.
6.500%, 09/15/2017	11,500,000	12,075,000	0.9%
Springleaf Finance Corp.
6.900%, 12/15/2017	9,100,000	9,691,500	0.7%
The Bear Stearns
Companies LLC
7.250%, 02/01/2018	9,600,000	11,064,480	0.8%
OTHER SECURITIES		96,674,429	7.1%
		200,527,565
Health care - 0.1%		1,930,434	0.1%
Industrials - 0.6%		8,054,394	0.6%
Information technology - 0.1%		1,329,847	0.1%
Materials - 0.9%		12,519,334	0.9%
Telecommunication services - 0.8%		10,693,735	0.8%
Utilities - 0.1%		1,076,419	0.1%
TOTAL CORPORATE BONDS (Cost $281,635,729)		$297,423,047
CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%		4,852,797	0.4%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $4,819,286)		$4,852,797
MUNICIPAL BONDS - 5.4%
City of North Las
Vegas (Nevada)	11,600,000	10,451,020	0.8%
OTHER SECURITIES		62,769,318	4.6%
TOTAL MUNICIPAL BONDS (Cost $61,231,656)		$73,220,338
TERM LOANS (M) - 1.0%
Consumer discretionary - 0.2%		3,071,170	0.2%
Consumer staples - 0.1%		1,123,841	0.1%
Health care - 0.5%		6,516,384	0.5%
Utilities - 0.2%		2,794,447	0.2%
TOTAL TERM LOANS (Cost $13,605,474)		$13,505,842

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.9%
Commercial and residential - 7.2%
Credit Suisse Mortgage Capital
Certificates,
5.695%, 09/15/2040 (P)		$11,200,000	$12,083,635	0.9%
OTHER SECURITIES			85,691,752	6.3%
			97,775,387
Federal Home Loan Mortgage Corp. - 0.2%			3,442,490	0.2%
Federal National Mortgage Association - 0.4%			4,876,290	0.4%
Government National Mortgage Association - 0.1%			1,972,490	0.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $103,422,944)			$108,066,657
ASSET BACKED SECURITIES - 4.6%
SLM Student Loan Trust,
1.756%, 04/25/2023 (P)		8,368,982	8,595,422	0.6%
OTHER SECURITIES			54,704,359	4.0%
TOTAL ASSET BACKED
SECURITIES (Cost $61,443,269)			$63,299,781
COMMON STOCKS - 0.0%
Financials - 0.0%			173	0.0%
TOTAL COMMON STOCKS (Cost $57)			$173
PREFERRED SECURITIES - 0.7%
Financials - 0.7%			9,205,800	0.7%
TOTAL PREFERRED SECURITIES (Cost $9,235,650)			$9,205,800
PURCHASED OPTIONS - 0.0%
Put options - 0.0%			80,916	0.0%
TOTAL PURCHASED OPTIONS (Cost $99,328)			$80,916
SHORT-TERM INVESTMENTS - 3.1%
Certificate of deposit - 0.2%			$1,999,820	0.2%
U.S. Government - 0.1%			1,559,869	0.1%
Foreign government - 1.0%
Japan Treasury Discount Bill
0.000%
03/02/2015 *	JPY	1,600,000,000	13,357,823	1.0%
			13,357,823
U.S. Government Agency - 1.8%
Federal Home Loan Bank
0.050%, 02/12/2015 *		$15,000,000	14,999,125	1.1%
Federal Home Loan
Mortgage Corp.
0.040%, 01/23/2015 *		10,000,000	9,999,756	0.7%
			24,998,881
TOTAL SHORT-TERM
INVESTMENTS (Cost $42,116,786)			$41,916,393
Total Investments (Total Return Trust)
(Cost $1,453,698,021) - 109.2%			$1,484,523,596	109.2%
Other Assets And Liabilities, Net - (9.2%)			(125,204,053)	(9.2)%
TOTAL NET ASSETS - 100.0%			$1,359,319,543	100.0%

Total Return Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SALE COMMITMENTS OUTSTANDING - (1.8)%
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - (1.8)%
5.500%, TBA (C)	(19,000,000)	$(21,256,312)	(1.6)%
OTHER SECURITIES		(3,257,344)	(0.2)%
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(24,520,586))		$(24,513,656)

Ultra Short Term Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 10.3%
U.S. Treasury Note - 3.4%
0.250%, 01/15/2015	$8,000,000	$7,999,376	3.4%
Federal Home Loan Mortgage Corp. - 1.9%		4,502,201	1.9%
Federal National Mortgage Association - 4.5%
1.992%, 04/01/2035 (P)	2,347,827	2,467,034	1.1%
OTHER SECURITIES		8,119,628	3.4%
		10,586,662
Government National Mortgage Association - 0.5%		1,208,832	0.5%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $24,238,153)		$24,297,071
CORPORATE BONDS - 59.7%
Consumer discretionary - 8.6%
American Honda Finance Corp.
0.609%, 05/26/2016 (P)(S)	2,000,000	2,003,783	0.9%
Daimler Finance North
America LLC
1.650%, 04/10/2015 (S)	2,750,000	2,756,138	1.2%
DIRECTV Holdings LLC
3.550%, 03/15/2015	2,000,000	2,011,934	0.9%
Viacom, Inc.
6.250%, 04/30/2016	2,000,000	2,137,036	0.9%
OTHER SECURITIES		11,382,202	4.7%
		20,291,093
Consumer staples - 1.9%
Anheuser-Busch InBev
Worldwide, Inc.
0.800%, 07/15/2015	2,000,000	2,003,374	0.8%
OTHER SECURITIES		2,646,435	1.1%
		4,649,809
Energy - 2.0%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	2,000,000	2,139,308	0.9%
OTHER SECURITIES		2,630,792	1.1%
		4,770,100
Financials - 27.1%
American Express Credit Corp.
1.750%, 06/12/2015	3,000,000	3,016,701	1.3%
American International Group, Inc.
5.050%, 10/01/2015	2,000,000	2,060,926	0.9%
American International Group, Inc.
5.600%, 10/18/2016	2,500,000	2,687,165	1.1%
Bank of America NA
5.300%, 03/15/2017	1,775,000	1,906,751	0.8%

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Financials (continued)
BNP Paribas SA
3.250%, 03/11/2015	$3,952,000	$3,973,072	1.7%
Capital One Financial Corp.
3.150%, 07/15/2016	2,000,000	2,057,380	0.9%
Credit Agricole SA
3.500%, 04/13/2015 (S)	3,870,000	3,899,501	1.6%
ING Bank NV
2.000%, 09/25/2015 (S)	2,000,000	2,015,602	0.9%
MetLife, Inc.
6.750%, 06/01/2016	2,000,000	2,156,654	0.9%
National Rural Utilities Cooperative
Finance Corp.
0.532%, 11/23/2016 (P)	2,000,000	2,002,176	0.8%
PNC Funding Corp.
3.625%, 02/08/2015	2,000,000	2,005,916	0.8%
Prudential Financial, Inc.
4.750%, 09/17/2015	2,500,000	2,565,580	1.1%
Societe Generale SA
3.500%, 01/15/2016 (S)	2,000,000	2,051,120	0.9%
The Goldman Sachs Group, Inc.
0.632%, 07/22/2015 (P)	2,500,000	2,499,613	1.1%
The Goldman Sachs Group, Inc.
5.350%, 01/15/2016	2,000,000	2,087,368	0.9%
The Hartford Financial Services
Group, Inc.
4.000%, 03/30/2015	2,000,000	2,015,886	0.9%
OTHER SECURITIES		25,149,089	10.5%
		64,150,500
Health care - 5.0%
AbbVie, Inc.
0.991%, 11/06/2015 (P)	2,000,000	2,006,186	0.8%
Amgen, Inc.
2.125%, 05/15/2017	2,000,000	2,026,366	0.9%
Amgen, Inc.
2.500%, 11/15/2016	2,000,000	2,047,022	0.9%
Express Scripts Holding Company
2.650%, 02/15/2017	2,500,000	2,556,375	1.1%
Quest Diagnostics, Inc.
5.450%, 11/01/2015	1,855,000	1,920,802	0.8%
OTHER SECURITIES		1,207,512	0.5%
		11,764,263
Industrials - 4.2%		9,921,309	4.2%
Information technology - 1.3%
Xerox Corp.
4.250%, 02/15/2015	2,030,000	2,038,057	0.9%
OTHER SECURITIES		1,019,184	0.4%
		3,057,241
Materials - 2.3%
Glencore Canada Corp.
5.375%, 06/01/2015	2,000,000	2,033,824	0.9%
OTHER SECURITIES		3,358,438	1.4%
		5,392,262
Telecommunication services - 2.5%
AT&T, Inc.
2.400%, 08/15/2016	3,000,000	3,061,440	1.3%
OTHER SECURITIES		2,923,376	1.2%
		5,984,816
Utilities - 4.8%
Dominion Resources, Inc.
1.950%, 08/15/2016	2,000,000	2,021,992	0.9%

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Utilities (continued)
Georgia Power Company
0.560%, 03/15/2016 (P)	$2,000,000	$1,997,956	0.8%
NextEra Energy Capital
Holdings, Inc.
1.200%, 06/01/2015	2,225,000	2,229,179	0.9%
The Southern Company
2.375%, 09/15/2015	2,000,000	2,021,996	0.9%
OTHER SECURITIES		3,093,484	1.3%
		11,364,607
TOTAL CORPORATE BONDS (Cost $141,414,138)		$141,346,000
COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.2%
Federal National Mortgage Association - 3.2%
0.469%, 10/25/2032 (P)	3,927,873	3,937,555	1.6%
OTHER SECURITIES		3,764,346	1.6%
		7,701,901
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $7,718,526)		$7,701,901
ASSET BACKED SECURITIES - 19.4%
American Express Credit Account
Master Trust,
0.590%, 05/15/2018	3,050,000	3,049,134	1.3%
AmeriCredit Automobile
Receivables Trust,
0.650%, 12/08/2017	3,000,000	3,000,477	1.3%
BA Credit Card Trust,
0.430%, 09/16/2019 (P)	2,000,000	1,996,336	0.8%
Cabela’s Credit Card Master
Note Trust,
1.610%, 01/16/2018 (P)(S)	4,500,000	4,502,138	1.9%
Capital One Multi-Asset
Execution Trust,
0.210%, 11/15/2019 (P)	2,000,000	1,990,554	0.8%
Chase Issuance Trust,
0.590%, 08/15/2017	4,000,000	4,001,212	1.7%
Citibank Credit Card Issuance Trust,
4.850%, 03/10/2017	2,000,000	2,016,814	0.9%
Discover Card Execution Note Trust,
0.860%, 11/15/2017	2,000,000	2,002,986	0.8%
Ford Credit Auto Owner Trust,
0.470%, 03/15/2017	2,912,108	2,911,234	1.2%
Hyundai Auto Lease
Securitization Trust,
0.610%, 02/15/2017 (S)	3,000,000	2,995,164	1.3%
USAA Auto Owner Trust,
0.570%, 08/15/2017	3,000,000	2,999,688	1.3%
Westlake Automobile
Receivables Trust,
0.700%, 05/15/2017 (S)	2,000,000	1,999,222	0.8%
OTHER SECURITIES		12,444,160	5.3%
TOTAL ASSET BACKED
SECURITIES (Cost $46,123,000)		$45,909,119
SHORT-TERM INVESTMENTS - 7.4%
U.S. Treasury Bills - 7.0%
0.029%, 04/02/2015 *	16,500,000	16,498,350	7.0%

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement - 0.4%		$1,064,000	0.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $17,562,746)		$17,562,350
Total Investments (Ultra Short Term Bond Trust)
(Cost $237,056,563) - 100.0%		$236,816,441	100.0%
Other Assets And Liabilities, Net - 0.0%		32,133	0.0%
TOTAL NET ASSETS - 100.0%		$236,848,574	100.0%

Percentages are based upon net assets.

Footnotes

Key to Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht

Key to Security Abbreviations and Legend

ADR	American Depositary Receipts
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2014.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2014.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust

Summary portfolio of investments — December 31, 2014 (showing percentage of total net assets)

Certain funds had the following country concentration as a percentage of total net assets on 12-31-14:

Real Return Bond Trust
United States	75.7%
Italy	5.7%
Germany	3.0%
Greece	2.9%
Spain	2.7%
Netherlands	2.6%
Mexico	2.4%
Cayman Islands	1.1%
Brazil	0.8%
France	0.7%
Other countries	2.4%
Total	100.0%

Strategic Income Opportunities Trust
United States	69.8%
Canada	4.2%
Australia	3.9%
New Zealand	3.1%
Philippines	2.4%
Singapore	2.2%
South Korea	2.0%
Mexico	1.8%
Norway	1.5%
Sweden	1.5%
Other Countries	7.6%
Total	100.0%

51

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	Active Bond Trust	Bond Trust	Core Bond Trust	Global Bond Trust
Investments in unaffiliated issuers, at value	$840,190,361	$10,410,935,836	$1,150,249,099	$842,920,210
Investments in affiliated issuers, at value	5,561,849	22,736,647	244,680	—
Repurchase agreements, at value	265,000	108,693,000	—	14,100,000
Total investments, at value	846,017,210	10,542,365,483	1,150,493,779	857,020,210
Cash	784,712	51,003,410	6,325	155,493
Foreign currency, at value	776,968	—	—	3,492,469
Cash held at broker for futures contracts	—	—	—	458,000
Receivable for investments sold	3,481	19,825	—	1,778,591
Receivable for delayed delivery securities sold	—	—	119,959,024	132,402,482
Receivable for forward foreign currency exchange contracts	—	—	—	19,422,166
Receivable for fund shares sold	1,148,536	2,345,189	9,793	310,860
Dividends and interest receivable	7,615,724	70,364,692	4,645,858	7,678,118
Receivable for securities lending income	4,310	18,227	122	—
Swap contracts, at value	—	—	—	548,542
Receivable for exchange cleared swaps	—	—	—	2,404,536
Other assets	2,284	—	—	116,718
Total assets	856,353,225	10,666,116,826	1,275,114,901	1,025,788,185

Liabilities
Payable for collateral held by portfolio	—	—	—	12,369,000
Payable for investments purchased	—	—	8,207,147	—
Payable for delayed delivery securities purchased	13,754,297	—	238,296,221	97,345,117
Payable for forward foreign currency exchange contracts	—	—	—	8,358,420
Payable for sale-buybacks	—	—	—	58,688,906
Payable for open reverse repurchase agreement	—	—	—	6,169,500
Payable for fund shares repurchased	63,279	2,799,752	920,523	345,736
Payable upon return of securities loaned	5,561,296	22,741,303	244,823	—
Written options, at value	—	—	—	873,843
Payable for sale commitments outstanding, at value	—	—	—	114,147,332
Swap contracts, at value	—	—	—	5,397,265
Payable for futures variation margin	—	—	—	528,279
Payable to affiliates
Accounting and legal services fees	8,614	109,615	10,606	7,409
Trustees’ fees	285	3,666	357	240
Other liabilities and accrued expenses	117,262	751,646	116,939	180,703
Total liabilities	19,505,033	26,405,982	247,796,616	304,411,750
Net assets	$836,848,192	$10,639,710,844	$1,027,318,285	$721,376,435

Net assets consist of
Paid-in capital	$802,209,605	$10,579,979,212	$1,008,443,426	$741,344,523
Undistributed net investment income (loss)	14,705,860	74,217,536	5,661,803	6,189,808
Accumulated undistributed net realized gain (loss) on investments	(9,829,744)	(162,361,671)	981,969	(19,502,579)
Net unrealized appreciation (depreciation) on investments	29,762,471	147,875,767	12,231,087	(6,655,317)
Net assets	$836,848,192	$10,639,710,844	$1,027,318,285	$721,376,435
Investments in unaffiliated issuers, including repurchase agreements, at cost	$809,986,290	$10,371,751,962	$1,138,018,008	$872,636,827
Investments in affiliated issuers, at cost	$5,562,350	$22,737,754	$244,701	—
Foreign currency, at cost	$1,467,865	—	—	$3,511,088
Proceeds received on sale commitments outstanding	—	—	—	$113,818,516
Premiums received on written options	—	—	—	$2,617,351
Net unamortized upfront payment on swaps	—	—	—	($2,342,103)
Securities loaned, unaffiliated issuers, at value	$5,437,519	$22,284,373	$239,952	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$48,882,167	$228,179,099	$1,489,527	$51,863,488
Shares outstanding	4,945,414	16,691,834	112,655	4,134,293
Net asset value, offering price and redemption price per share	$9.88	$13.67	$13.22	$12.54

Series II
Net assets	$214,826,629	$557,655,399	$8,096,466	$112,957,030
Shares outstanding	21,694,573	40,740,184	612,865	9,091,886
Net asset value, offering price and redemption price per share	$9.90	$13.69	$13.21	$12.42

Series NAV
Net assets	$573,139,396	$9,853,876,346	$1,017,732,292	$556,555,917
Shares outstanding	57,955,627	721,115,309	77,288,735	44,558,072
Net asset value, offering price and redemption price per share	$9.89	$13.66	$13.17	$12.49

52

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	High Yield Trust	Income Trust	Investment Quality Bond Trust	Money Market Trust
Investments in unaffiliated issuers, at value	$278,534,532	$391,975,205	$355,549,892	$2,130,632,524
Investments in affiliated issuers, at value	6,480,819	17,480,796	463,961	—
Repurchase agreements, at value	131,952	—	16,400,000	—
Total investments, at value	285,147,303	409,456,001	372,413,853	2,130,632,524
Cash	53,908	23,724,417	147,688	13,344
Foreign currency, at value	19,923	347	—	—
Cash held at broker for futures contracts	288,019	—	—	—
Cash collateral for swap contracts	7,873	—	—	—
Receivable for investments sold	1,216,237	1,439,330	114,333	—
Receivable for delayed delivery securities sold	—	—	22,304,188	—
Receivable for forward foreign currency exchange contracts	140,574	—	208,832	—
Receivable for fund shares sold	2,402,405	—	795,727	—
Dividends and interest receivable	5,046,175	3,455,590	1,874,191	2,124,627
Receivable for securities lending income	13,801	9,657	927	—
Swap contracts, at value	—	—	35,619	—
Receivable for futures variation margin	—	—	32,195	—
Receivable for exchange cleared swaps	—	—	46,045	—
Total assets	294,336,218	438,085,342	397,973,598	2,132,770,495

Liabilities
Payable for investments purchased	2,100,166	—	—	—
Payable for delayed delivery securities purchased	—	—	80,342,156	—
Payable for forward foreign currency exchange contracts	46,211	—	101,972	—
Payable for fund shares repurchased	262,453	706,839	7,708	23,383,767
Payable upon return of securities loaned	6,482,178	17,482,225	464,094	—
Swap contracts, at value	—	—	1,484,590	—
Payable for futures variation margin	50,125	—	—	—
Payable to affiliates
Accounting and legal services fees	2,892	4,330	3,243	22,057
Trustees’ fees	101	145	108	742
Investment management fees	—	—	—	6,226
Other liabilities and accrued expenses	84,393	84,514	94,910	169,177
Total liabilities	9,028,519	18,278,053	82,498,781	23,581,969
Net assets	$285,307,699	$419,807,289	$315,474,817	$2,109,188,526

Net assets consist of
Paid-in capital	$687,449,549	$432,424,786	$299,356,999	$2,109,186,271
Undistributed net investment income (loss)	4,128,105	3,469,984	1,674,118	—
Accumulated undistributed net realized gain (loss) on investments	(384,017,777)	(42,649,513)	11,229,236	2,255
Net unrealized appreciation (depreciation) on investments	(22,252,178)	26,562,032	3,214,464	—
Net assets	$285,307,699	$419,807,289	$315,474,817	$2,109,188,526
Investments in unaffiliated issuers, including repurchase agreements, at cost	$300,739,009	$365,392,511	$367,736,893	$2,130,632,524
Investments in affiliated issuers, at cost	$6,481,187	$17,481,516	$464,019	—
Foreign currency, at cost	$22,105	$347	—	—
Net unamortized upfront payment on swaps	—	—	$20,408	—
Securities loaned, unaffiliated issuers, at value	$6,347,974	$16,998,155	$453,082	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$105,454,125	—	$189,829,998	$1,793,801,639
Shares outstanding	18,512,794	—	16,292,218	1,793,815,273
Net asset value, offering price and redemption price per share	$5.70	—	$11.65	$1.00

Series II
Net assets	$89,595,327	—	$106,599,812	$315,386,887
Shares outstanding	15,452,229	—	9,142,678	315,371,016
Net asset value, offering price and redemption price per share	$5.80	—	$11.66	$1.00

Series NAV
Net assets	$90,258,247	$419,807,289	$19,045,007	—
Shares outstanding	16,040,360	35,148,054	1,639,841	—
Net asset value, offering price and redemption price per share	$5.63	$11.94	$11.61	—

53

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	Money Market Trust B	New Income Trust	Real Return Bond Trust	Short Term Government Income Trust
Investments in unaffiliated issuers, at value	$394,454,074	$1,768,330,555	$117,751,530	$384,003,858
Repurchase agreements, at value	—	968,000	8,145,000	4,291,000
Total investments, at value	394,454,074	1,769,298,555	125,896,530	388,294,858
Cash	4,243	1,378,871	322,305	2,046,608
Foreign currency, at value	—	339,395	182,725	—
Cash held at broker for futures contracts	—	—	—	129,600
Receivable for investments sold	—	10,915	27,540,176	—
Receivable for delayed delivery securities sold	—	24,638,137	—	—
Receivable for forward foreign currency exchange contracts	—	2,882,608	848,781	—
Receivable for fund shares sold	2,313,230	—	944	138,381
Dividends and interest receivable	506,379	10,181,830	734,941	1,825,205
Swap contracts, at value	—	—	65,086	—
Receivable for exchange cleared swaps	—	—	359,051	—
Receivable due from advisor	11,410	—	3,348	—
Other assets	—	—	283,777	—
Total assets	397,289,336	1,808,730,311	156,237,664	392,434,652

Liabilities
Payable for collateral held by portfolio	—	—	297,000	—
Payable for sale-buybacks	—	—	70,979,546	—
Payable for delayed delivery securities purchased	—	70,671,290	—	—
Payable for forward foreign currency exchange contracts	—	2,580,035	384,765	—
Payable for fund shares repurchased	—	1,456,404	127,845	235,051
Written options, at value	—	—	215,562	—
Swap contracts, at value	—	36,928	963,677	—
Payable for futures variation margin	—	51,531	51,255	15,000
Payable to affiliates
Accounting and legal services fees	4,018	17,927	859	3,938
Trustees’ fees	131	599	29	122
Other liabilities and accrued expenses	58,366	195,976	76,816	88,474
Total liabilities	62,515	75,010,690	73,097,354	342,585
Net assets	$397,226,821	$1,733,719,621	$83,140,310	$392,092,067

Net assets consist of
Paid-in capital	$397,225,359	$1,678,663,951	$125,214,937	$463,929,697
Undistributed net investment income (loss)	—	16,419,659	4,545,195	1,741,712
Accumulated undistributed net realized gain (loss) on investments	1,462	(2,814,368)	(38,581,426)	(74,278,252)
Net unrealized appreciation (depreciation) on investments	—	41,450,379	(8,038,396)	698,910
Net assets	$397,226,821	$1,733,719,621	$83,140,310	$392,092,067
Investments in unaffiliated issuers, including repurchase agreements, at cost	$394,454,074	$1,728,127,370	$131,757,599	$387,599,550
Foreign currency, at cost	—	$347,757	$184,443	—
Premiums received on written options	—	—	$246,267	—
Net unamortized upfront payment on swaps	—	($31,125)	($41,329)	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	—	$5,966,728	$51,104,275
Shares outstanding	—	—	497,227	4,124,020
Net asset value, offering price and redemption price per share	—	—	$12.00	$12.39

Series II
Net assets	—	—	$37,434,196	$38,366,022
Shares outstanding	—	—	3,164,141	3,093,975
Net asset value, offering price and redemption price per share	—	—	$11.83	$12.40

Series NAV
Net assets	$397,226,821	$1,733,719,621	$39,739,386	$302,621,770
Shares outstanding	397,225,353	132,935,084	3,357,333	24,422,734
Net asset value, offering price and redemption price per share	$1.00	$13.04	$11.84	$12.39

54

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	Strategic Income Opportunities Trust	Total Bond Market Trust B	Total Return Trust	Ultra Short Term Bond Trust
Investments in unaffiliated issuers, at value	$492,139,334	$514,316,822	$1,484,523,596	$235,752,441
Repurchase agreements, at value	17,578,065	—	—	1,064,000
Total investments, at value	509,717,399	514,316,822	1,484,523,596	236,816,441
Cash	8,059,465	—	259,563	1,398,561
Foreign currency, at value	2,690,757	—	2,174,908	—
Cash held at broker for futures contracts	—	—	663,000	—
Receivable for investments sold	321,516	5,121,896	—	—
Receivable for delayed delivery securities sold	—	—	113,728,750	—
Receivable for forward foreign currency exchange contracts	3,657,255	—	30,709,710	—
Receivable for fund shares sold	153,404	—	—	1,012
Dividends and interest receivable	5,252,108	3,333,286	9,581,771	1,307,560
Swap contracts, at value	—	—	1,122,945	—
Receivable for futures variation margin	—	—	2,987,698	—
Total assets	529,851,904	522,772,004	1,645,751,941	239,523,574

Liabilities
Payable for collateral held by portfolio	—	—	13,887,000	—
Payable for investments purchased	1,756,349	3,937,686	23,780	—
Payable for delayed delivery securities purchased	—	28,517,391	224,679,012	—
Payable for forward foreign currency exchange contracts	723,581	—	13,872,156	—
Payable for fund shares repurchased	2,136,460	2,820,282	2,291,095	2,603,459
Written options, at value	—	—	2,057,116	—
Payable for sale commitments outstanding, at value	—	—	24,513,656	—
Swap contracts, at value	—	—	4,612,166	—
Payable for exchange cleared swaps	—	—	100,465	—
Payable to affiliates
Accounting and legal services fees	5,340	5,055	13,974	2,530
Trustees’ fees	176	167	408	92
Investment management fees	—	6,106	—	—
Other liabilities and accrued expenses	123,202	78,596	381,570	68,919
Total liabilities	4,745,108	35,365,283	286,432,398	2,675,000
Net assets	$525,106,796	$487,406,721	$1,359,319,543	$236,848,574

Net assets consist of
Paid-in capital	$587,012,238	$464,402,005	$1,266,019,192	$246,625,441
Undistributed net investment income (loss)	4,646,776	3,132,282	44,969,748	907,725
Accumulated undistributed net realized gain (loss) on investments	(73,699,903)	(7,105,035)	16,887,423	(10,444,470)
Net unrealized appreciation (depreciation) on investments	7,147,685	26,977,469	31,443,180	(240,122)
Net assets	$525,106,796	$487,406,721	$1,359,319,543	$236,848,574
Investments in unaffiliated issuers, including repurchase agreements, at cost	$505,399,100	$487,339,353	$1,453,698,021	$237,056,563
Foreign currency, at cost	$2,703,559	—	$2,202,745	—
Proceeds received on sale commitments outstanding	—	—	$24,520,586	—
Premiums received on written options	—	—	$3,235,874	—
Net unamortized upfront payment on swaps	—	—	($1,322,610)	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$415,079,893	$134,572,061	$163,147,392	$9,435,832
Shares outstanding	31,348,020	12,982,099	11,843,036	799,946
Net asset value, offering price and redemption price per share	$13.24	$10.37	$13.78	$11.80
Series II
Net assets	$56,816,366	$68,609,148	$155,779,639	$213,856,042
Shares outstanding	4,280,345	6,609,484	11,319,688	18,132,708
Net asset value, offering price and redemption price per share	$13.27	$10.38	$13.76	$11.79
Series NAV
Net assets	$53,210,537	$284,225,512	$1,040,392,512	$13,556,700
Shares outstanding	4,029,968	27,428,218	75,838,542	1,148,993
Net asset value, offering price and redemption price per share	$13.20	$10.36	$13.72	$11.80

55

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — for the year ended December 31, 2014

Investment income	Active Bond Trust	Bond Trust	Core Bond Trust	Global Bond Trust
Interest	$32,112,841	$265,807,383	$28,816,631	$26,553,846
Dividends	311,943	599,332	—	38,690
Securities lending	18,763	283,753	37,552	—
Total investment income	32,443,547	266,690,468	28,854,183	26,592,536

Expenses
Investment management fees	5,104,365	52,952,786	7,522,101	5,721,844
Series I distribution and service fees	25,053	120,536	719	28,542
Series II distribution and service fees	584,599	1,487,868	21,791	316,264
Accounting and legal services fees	102,888	1,121,862	153,361	97,725
Professional fees	63,309	138,359	75,035	88,341
Printing and postage	14,917	165,819	13,382	11,664
Custodian fees	119,529	1,169,834	143,299	374,098
Trustees’ fees	10,109	115,178	15,732	10,173
Registration and filing fees	10,899	11,362	8,582	10,465
Interest expense	—	—	—	76,536
Other	15,517	97,965	19,831	14,606
Total expenses before reductions	6,051,185	57,381,569	7,973,833	6,750,258
Net expense reductions	(58,691)	(653,587)	(86,163)	(56,069)
Total expenses	5,992,494	56,727,982	7,887,670	6,694,189
Net investment income (loss)	26,451,053	209,962,486	20,966,513	19,898,347

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	12,371,163	84,063,043	33,295,459	(461,743)
Investments in affiliated issuers	(282)	(5,504)	(1,163)	—
Futures contracts	—	—	—	3,598,527
Written options	—	—	—	1,981,836
Swap contracts	—	—	—	(190,328)
	12,370,881	84,057,539	33,294,296	4,928,292

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	17,775,914	187,826,423	29,309,581	392,691
Investments in affiliated issuers	(489)	(979)	(21)	—
Futures contracts	—	—	—	(1,736,887)
Written options	—	—	—	2,219,438
Swap contracts	—	—	—	(2,854,411)
	17,775,425	187,825,444	29,309,560	(1,979,169)
Net realized and unrealized gain (loss)	30,146,306	271,882,983	62,603,856	2,949,123

Increase (decrease) in net assets from operations	$56,597,359	$481,845,469	$83,570,369	$22,847,470

56

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — for the year ended December 31, 2014

Investment income	High Yield Trust	Income Trust	Investment Quality Bond Trust	Money Market Trust
Interest	$21,899,355	$11,813,066	$10,743,746	$3,608,138
Dividends	570,485	10,962,777	50,203	—
Securities lending	141,860	144,131	5,249	—
Less foreign taxes withheld	—	(205,424)	(2,311)	—
Total investment income	22,611,700	22,714,550	10,796,887	3,608,138

Expenses
Investment management fees	2,133,021	3,627,068	1,911,165	11,046,345
Series I distribution and service fees	58,375	—	99,552	974,207
Series II distribution and service fees	263,380	—	278,394	924,892
Accounting and legal services fees	38,520	54,979	39,248	276,965
Professional fees	63,152	57,407	79,851	51,857
Printing and postage	9,314	4,772	5,326	38,198
Custodian fees	46,010	66,615	52,309	257,992
Trustees’ fees	3,995	5,684	4,020	28,564
Registration and filing fees	9,206	7,951	11,353	13,956
Other	13,781	9,622	11,000	28,607
Total expenses before reductions	2,638,754	3,834,098	2,492,218	13,641,583
Net expense reductions	(21,895)	(31,206)	(22,608)	(10,033,445)
Total expenses	2,616,859	3,802,892	2,469,610	3,608,138
Net investment income (loss)	19,994,841	18,911,658	8,327,277	—

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	2,295,732	19,982,571	15,197,376 [1]	2,322
Investments in affiliated issuers	(1,862)	660	(67)	—
Futures contracts	(1,035,949)	—	(639,401)	—
Swap contracts	(510,048)	—	(1,502,772)	—
	747,873	19,983,231	13,055,136	2,322

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(18,670,293)	(17,082,165)	(3,430,015)	—
Investments in affiliated issuers	285	104	(58)	—
Futures contracts	(272,251)	—	595,709	—
Swap contracts	378,452	—	(968,230)	—
	(18,563,807)	(17,082,061)	(3,802,594)	—
Net realized and unrealized gain (loss)	(17,815,934)	2,901,170	9,252,542	2,322

Increase (decrease) in net assets from operations	$2,178,907	$21,812,828	$17,579,819	$2,322

1	Net of foreign taxes of $1,503.

57

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — for the year ended December 31, 2014

Investment income	Money Market Trust B	New Income Trust	Real Return Bond Trust	Short Term Government Income Trust
Interest	$699,129	$67,530,865	$3,271,575	$5,129,196
Dividends	—	—	168,033	—
Total investment income	699,129	67,530,865	3,439,608	5,129,196

Expenses
Investment management fees	2,185,307	12,689,299	628,589	2,214,718
Series I distribution and service fees	—	—	3,198	28,515
Series II distribution and service fees	—	—	104,620	109,614
Accounting and legal services fees	52,190	259,739	10,727	47,544
Professional fees	29,367	88,890	77,390	67,853
Printing and postage	18,923	22,399	1,003	5,428
Custodian fees	52,345	329,274	20,258	47,939
Trustees’ fees	5,473	26,738	1,102	4,772
Registration and filing fees	13,350	8,262	8,742	9,857
Interest expense	—	—	97,564	—
Other	9,296	38,739	6,085	6,720
Total expenses before reductions	2,366,251	13,463,340	959,278	2,542,960
Net expense reductions	(1,667,122)	(419,471)	(47,150)	(27,267)
Total expenses	699,129	13,043,869	912,128	2,515,693
Net investment income (loss)	—	54,486,996	2,527,480	2,613,503

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	1,503	25,931,079	1,733,027	772,788
Futures contracts	—	(3,112,043)	(290,882)	(544,598)
Written options	—	—	241,917	—
Swap contracts	—	1,086	(606,638)	—
	1,503	22,820,122	1,077,424	228,190

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	—	64,667,345	2,031,885	2,434,501
Futures contracts	—	(3,943,072)	50,100	(552,932)
Written options	—	—	(86,030)	—
Swap contracts	—	(5,803)	(1,245,804)	—
	—	60,718,470	750,151	1,881,569
Net realized and unrealized gain (loss)	1,503	83,538,592	1,827,575	2,109,759

Increase (decrease) in net assets from operations	$1,503	$138,025,588	$4,355,055	$4,723,262

58

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — for the year ended December 31, 2014

Investment income	Strategic Income Opportunities Trust	Total Bond Market Trust B	Total Return Trust	Ultra Short Term Bond Trust
Interest	$22,794,738	$14,653,174	$57,695,565	$1,728,024
Dividends	2,312,185	—	1,646,881	—
Securities lending	—	12,811	—	1,635
Less foreign taxes withheld	(136,018)	—	—	—
Total investment income	24,970,905	14,665,985	59,342,446	1,729,659

Expenses
Investment management fees	3,280,290	2,248,637	16,965,266	1,348,642
Series I distribution and service fees	200,956	59,225	85,335	5,370
Series II distribution and service fees	153,110	174,661	442,401	560,733
Accounting and legal services fees	61,984	57,086	299,694	29,098
Professional fees	77,325	50,092	105,085	50,717
Printing and postage	10,363	13,599	23,776	5,433
Custodian fees	135,511	45,141	470,289	30,030
Trustees’ fees	6,254	5,752	31,996	3,132
Registration and filing fees	9,301	11,192	9,832	11,804
Other	10,526	15,930	171,602	6,094
Total expenses before reductions	3,945,620	2,681,315	18,605,276	2,051,053
Net expense reductions	(35,332)	(1,242,859)	(668,021)	(16,973)
Total expenses	3,910,288	1,438,456	17,937,255	2,034,080
Net investment income (loss)	21,060,617	13,227,529	41,405,191	(304,421)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	17,791,984 [1]	5,303,316	58,517,688	(83,300)
Investments in affiliated issuers	—	(50)	—	(235)
Futures contracts	(9,477,717)	—	25,293,053	—
Written options	48,695	—	7,489,393	—
Swap contracts	—	—	8,846,764	—
	8,362,962	5,303,266	100,146,898	(83,535)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(2,719,787)	9,516,470	37,801,415	(216,286)
Investments in affiliated issuers	—	11	—	—
Futures contracts	(1,106,414)	—	9,979,229	—
Written options	—	—	(316,381)	—
Swap contracts	—	—	(61,513,372)	—
	(3,826,201)	9,516,481	(14,049,109)	(216,286)
Net realized and unrealized gain (loss)	4,536,761	14,819,747	86,097,789	(299,821)

Increase (decrease) in net assets from operations	$25,597,378	$28,047,276	$127,502,980	($604,242)

1	Net of foreign taxes of $1,014.

59

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Active Bond Trust		Bond Trust		Core Bond Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$26,451,053	$38,213,008	$209,962,486	$158,936,092	$20,966,513	$27,689,527
Net realized gain (loss)	12,370,881	3,120,369	84,057,539	(57,810,574)	33,294,296	(16,339,015)
Change in net unrealized appreciation (depreciation)	17,775,425	(44,295,747)	187,825,444	(208,260,560)	29,309,560	(48,734,358)
Increase (decrease) in net assets resulting from operations	56,597,359	(2,962,370)	481,845,469	(107,135,042)	83,570,369	(37,383,846)
Distributions to shareholders
From net investment income
Series I	(1,827,162)	(2,998,395)	(6,099,488)	(7,064,081)	(43,892)	(32,288)
Series II	(7,706,723)	(14,019,186)	(13,895,529)	(16,604,897)	(229,025)	(171,740)
Series NAV	(21,499,827)	(32,894,541)	(261,655,129)	(217,013,551)	(29,415,429)	(37,646,924)
From net realized gain
Series I	—	—	—	(1,824,108)	—	(57,462)
Series II	—	—	—	(4,611,912)	—	(346,901)
Series NAV	—	—	—	(53,803,006)	—	(66,097,224)
Total distributions	(31,033,712)	(49,912,122)	(281,650,146)	(300,921,555)	(29,688,346)	(104,352,539)
From portfolio share transactions
Portfolio share transactions	(44,732,640)	(350,229,332)	2,016,423,412	703,147,950	(727,040,907)	94,239,895
Issued in reorganization	—	—	179,420,335	—	—	—
Total from portfolio share transactions	(44,732,640)	(350,229,332)	2,195,843,747	703,147,950	(727,040,907)	94,239,895
Total increase (decrease)	(19,168,993)	(403,103,824)	2,396,039,070	295,091,353	(673,158,884)	(47,496,490)

Net assets
Beginning of year	856,017,185	1,259,121,009	8,243,671,774	7,948,580,421	1,700,477,169	1,747,973,659
End of year	$836,848,192	$856,017,185	$10,639,710,844	$8,243,671,774	$1,027,318,285	$1,700,477,169

Undistributed net investment income (loss)	$14,705,860	$10,195,968	$74,217,536	$80,964,373	$5,661,803	$10,132,049

	Global Bond Trust		High Yield Trust		Income Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$19,898,347	$19,529,406	$19,994,841	$22,365,341	$18,911,658	$19,267,614
Net realized gain (loss)	4,928,292	(52,015,611)	747,873	9,558,943	19,983,231	865,818
Change in net unrealized appreciation (depreciation)	(1,979,169)	(20,884,436)	(18,563,807)	(7,584,362)	(17,082,061)	39,936,554
Increase (decrease) in net assets resulting from operations	22,847,470	(53,370,641)	2,178,907	24,339,922	21,812,828	60,069,986
Distributions to shareholders
From net investment income
Series I	(505,797)	(286,085)	(7,342,221)	(7,970,907)	—	—
Series II	(923,213)	(350,782)	(5,978,244)	(7,348,576)	—	—
Series NAV	(5,630,997)	(3,572,140)	(6,732,897)	(6,942,864)	(18,895,462)	(20,024,598)
Total distributions	(7,060,007)	(4,209,007)	(20,053,362)	(22,262,347)	(18,895,462)	(20,024,598)
From portfolio share transactions
Portfolio share transactions	(174,738,282)	(26,115,756)	(31,516,230)	(28,939,325)	(45,584,522)	8,216,927
Issued in reorganization	—	—	—	104,909,693	—	—
Total from portfolio share transactions	(174,738,282)	(26,115,756)	(31,516,230)	75,970,368	(45,584,522)	8,216,927
Total increase (decrease)	(158,950,819)	(83,695,404)	(49,390,685)	78,047,943	(42,667,156)	48,262,315

Net assets
Beginning of year	880,327,254	964,022,658	334,698,384	256,650,441	462,474,445	414,212,130
End of year	$721,376,435	$880,327,254	$285,307,699	$334,698,384	$419,807,289	$462,474,445

Undistributed net investment income (loss)	$6,189,808	$3,661,752	$4,128,105	$4,139,679	$3,469,984	$3,704,484

60

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Investment Quality Bond Trust		Money Market Trust		Money Market Trust B
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$8,327,277	$9,291,590	—	—	—	$46,046
Net realized gain (loss)	13,055,136	1,885,100	$2,322	$67,668	$1,503	6,925
Change in net unrealized appreciation (depreciation)	(3,802,594)	(18,458,778)	—	—	—	—
Increase (decrease) in net assets resulting from operations	17,579,819	(7,282,088)	2,322	67,668	1,503	52,971
Distributions to shareholders
From net investment income
Series I	(5,764,105)	(7,936,126)	—	—	—	—
Series II	(3,025,964)	(4,293,293)	—	—	—	—
Series NAV	(570,778)	(691,031)	—	—	—	(46,046)
From net realized gain
Series I	(449,842)	(3,932,887)	(50,336)	(158,455)	—	—
Series II	(250,755)	(2,258,631)	(9,384)	(32,855)	—	—
Series NAV	(42,132)	(336,826)	—	—	(6,434)	(23,878)
Total distributions	(10,103,576)	(19,448,794)	(59,720)	(191,310)	(6,434)	(69,924)
From portfolio share transactions
Portfolio share transactions	(31,104,239)	(16,676,310)	(437,459,280)	(753,283,452)	(83,720,230)	(60,738,036)
Total from portfolio share transactions	(31,104,239)	(16,676,310)	(437,459,280)	(753,283,452)	(83,720,230)	(60,738,036)
Total increase (decrease)	(23,627,996)	(43,407,192)	(437,516,678)	(753,407,094)	(83,725,161)	(60,754,989)

Net assets
Beginning of year	339,102,813	382,510,005	2,546,705,204	3,300,112,298	480,951,982	541,706,971
End of year	$315,474,817	$339,102,813	$2,109,188,526	$2,546,705,204	$397,226,821	$480,951,982

Undistributed net investment income (loss)	$1,674,118	$2,680,133	—	—	—	—

	New Income Trust		Real Return Bond Trust		Short Term Government Income Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$54,486,996	$68,049,624	$2,527,480	$2,087,454	$2,613,503	$3,113,968
Net realized gain (loss)	22,820,122	12,476,521	1,077,424	(162,730)	228,190	1,457,934
Change in net unrealized appreciation (depreciation)	60,718,470	(141,158,319)	750,151	(13,516,385)	1,881,569	(9,192,967)
Increase (decrease) in net assets resulting from operations	138,025,588	(60,632,174)	4,355,055	(11,591,661)	4,723,262	(4,621,065)
Distributions to shareholders
From net investment income
Series I	—	—	(188,736)	(194,525)	(1,113,596)	(1,330,768)
Series II	—	—	(1,141,317)	(1,302,235)	(752,865)	(1,003,806)
Series NAV	(78,654,920)	(90,569,656)	(1,249,341)	(1,167,124)	(5,752,774)	(6,523,694)
From net realized gain
Series NAV	—	(37,263,748)	—	—	—	—
Total distributions	(78,654,920)	(127,833,404)	(2,579,394)	(2,663,884)	(7,619,235)	(8,858,268)
From portfolio share transactions
Portfolio share transactions	(1,109,060,348)	118,982,038	(12,079,189)	(27,200,256)	(26,835,043)	(118,543,500)
Total from portfolio share transactions	(1,109,060,348)	118,982,038	(12,079,189)	(27,200,256)	(26,835,043)	(118,543,500)
Total increase (decrease)	(1,049,689,680)	(69,483,540)	(10,303,528)	(41,455,801)	(29,731,016)	(132,022,833)

Net assets
Beginning of year	2,783,409,301	2,852,892,841	93,443,838	134,899,639	421,823,083	553,845,916
End of year	$1,733,719,621	$2,783,409,301	$83,140,310	$93,443,838	$392,092,067	$421,823,083

Undistributed net investment income (loss)	$16,419,659	$32,857,903	$4,545,195	$2,569,329	$1,741,712	$3,020,095

61

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Strategic Income Opportunities Trust		Total Bond Market Trust B		Total Return Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	$21,060,617	$23,402,204	$13,227,529	$12,966,267	$41,405,191	$44,044,545
Net realized gain (loss)	8,362,962	16,247,203	5,303,266	(2,230,648)	100,146,898	(20,886,873)
Change in net unrealized appreciation (depreciation)	(3,826,201)	(22,564,251)	9,516,481	(24,271,515)	(14,049,109)	(91,890,573)
Increase (decrease) in net assets resulting from operations	25,597,378	17,085,156	28,047,276	(13,535,896)	127,502,980	(68,732,901)
Distributions to shareholders
From net investment income
Series I	(18,140,079)	(21,335,346)	(4,107,616)	(3,760,342)	(5,547,907)	(5,900,223)
Series II	(2,452,233)	(3,525,112)	(2,134,399)	(2,677,783)	(5,174,059)	(6,189,015)
Series NAV	(2,243,175)	(2,896,940)	(9,255,361)	(9,838,958)	(52,388,151)	(93,748,176)
From net realized gain
Series I	—	—	—	—	—	(4,343,028)
Series II	—	—	—	—	—	(4,875,248)
Series NAV	—	—	—	—	—	(67,619,863)
Total distributions	(22,835,487)	(27,757,398)	(15,497,376)	(16,277,083)	(63,110,117)	(182,675,553)
From portfolio share transactions
Portfolio share transactions	25,979,788	41,959,728	3,105,510	(67,844,304)	(1,912,464,133)	(12,931,939)
Total from portfolio share transactions	25,979,788	41,959,728	3,105,510	(67,844,304)	(1,912,464,133)	(12,931,939)
Total increase (decrease)	28,741,679	31,287,486	15,655,410	(97,657,283)	(1,848,071,270)	(264,340,393)

Net assets
Beginning of year	496,365,117	465,077,631	471,751,311	569,408,594	3,207,390,813	3,471,731,206
End of year	$525,106,796	$496,365,117	$487,406,721	$471,751,311	$1,359,319,543	$3,207,390,813

Undistributed net investment income (loss)	$4,646,776	$4,539,456	$3,132,282	$3,559,504	$44,969,748	$45,791,380

	Ultra Short Term Bond Trust
Increase (decrease) in net assets	Year ended 12-31-14	Year ended 12-31-13
From operations
Net investment income (loss)	($304,421)	($117,321)
Net realized gain (loss)	(83,535)	(90,028)
Change in net unrealized appreciation (depreciation)	(216,286)	(243,746)
Increase (decrease) in net assets resulting from operations	(604,242)	(451,095)
Distributions to shareholders
From net investment income
Series I	(149,212)	(143,297)
Series II	(2,925,962)	(2,006,824)
Series NAV	(194,821)	(105,607)
Total distributions	(3,269,995)	(2,255,728)
From portfolio share transactions
Portfolio share transactions	19,863,375	84,964,732
Total from portfolio share transactions	19,863,375	84,964,732
Total increase (decrease)	15,989,138	82,257,909

Net assets
Beginning of year	220,859,436	138,601,527
End of year	$236,848,574	$220,859,436

Undistributed net investment income (loss)	$907,725	$765,584

62

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statement of cash flows

Real Return Bond Trust For the year ended December 31, 2014
Cash flows from operating activities
Net increase in net assets from operations	$4,355,055
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(147,043,176)
Long-term investments sold	163,240,084
Decrease in short-term investments	52,940,386
Net amortization of premium (discount)	(1,919,137)
Increase in foreign currency	(45,357)
Decrease in cash held at broker for futures contracts	105,000
Increase in receivable for investments sold	(27,205,691)
Increase in unrealized appreciation/depreciation for forward foreign currency exchange contracts	(448,992)
Increase in dividends and interest receivable	(258,502)
Decrease in unrealized appreciation/depreciation of swap contracts	310,525
Decrease in receivable for futures variation margin	15,944
Decrease in other assets	211,635
Decrease in cash held at broker for swap contracts	373,000
Increase in receivable for exchange cleared swaps	(307,156)
Increase in payable for collateral held by Portfolio	191,900
Decrease in payable for investments purchased	(456,685)
Increase in payable for written options	164,691
Increase in payable for futures variation margin	51,255
Decrease in payable to affiliates	(1,206)
Increase in other liabilities and accrued expenses	7,240
Net change in unrealized (appreciation) depreciation on investments	(1,781,325)
Net realized loss on investments	733,943
Net cash provided by operating activities	$43,233,431

Cash flows from financing activities
Borrowings under sale-buybacks	$1,107,637,144
Repayments of sale-buybacks	(1,106,859,272)
Decrease in payable for sale-buybacks	(29,124,783)
Portfolio shares sold	9,366,789
Portfolio shares repurchased	(24,025,372)
Decrease in receivable for Portfolio shares sold	1,538
Decrease in payable for Portfolio shares repurchased	(277,558)
Net cash used in financing activities	($43,281,514)

Net decrease in cash	($48,083)

Cash at beginning of period	$370,388

Cash at end of period	$322,305

Supplemental disclosure of cash flow information:
Cash paid for interest	$97,564
Noncash financing activities not included herein consists of reinvestment of dividends and distributions of:	($2,579,394)

63

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unreal- ized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Trust
SERIES I
12-31-2014	9.60	0.31	0.34	0.65	(0.37)	—	—	(0.37)	9.88	6.81	0.69		0.68		3.13		49	62
12-31-2013	10.16	0.36	(0.33)	0.03	(0.59)	—	—	(0.59)	9.60	0.24	0.69		0.68		3.52		51	82
12-31-2012	9.72	0.40	0.54	0.94	(0.43)	(0.07)	—	(0.50)	10.16	9.71	0.69		0.68		3.97		60	86
12-31-2011	9.71	0.48	0.08	0.56	(0.55)	—	—	(0.55)	9.72	5.81	0.68		0.68		4.73		67	101
12-31-2010	9.20	0.56	0.70	1.26	(0.75)	—	—	(0.75)	9.71	13.85	0.69		0.69		5.68		77	53
SERIES II
12-31-2014	9.62	0.29	0.34	0.63	(0.35)	—	—	(0.35)	9.90	6.59	0.89		0.88		2.94		215	62
12-31-2013	10.18	0.34	(0.33)	0.01	(0.57)	—	—	(0.57)	9.62	0.05	0.89		0.88		3.31		253	82
12-31-2012	9.74	0.38	0.54	0.92	(0.41)	(0.07)	—	(0.48)	10.18	9.48	0.89		0.88		3.78		279	86
12-31-2011	9.72	0.46	0.09	0.55	(0.53)	—	—	(0.53)	9.74	5.70	0.88		0.88		4.54		298	101
12-31-2010	9.20	0.54	0.71	1.25	(0.73)	—	—	(0.73)	9.72	13.71	0.89		0.89		5.49		363	53
SERIES NAV
12-31-2014	9.60	0.32	0.35	0.67	(0.38)	—	—	(0.38)	9.89	6.97	0.64		0.63		3.17		573	62
12-31-2013	10.17	0.36	(0.34)	0.02	(0.59)	—	—	(0.59)	9.60	0.19	0.64		0.63		3.54		552	82
12-31-2012	9.73	0.41	0.53	0.94	(0.43)	(0.07)	—	(0.50)	10.17	9.76	0.64		0.63		4.02		920	86
12-31-2011	9.71	0.48	0.10	0.58	(0.56)	—	—	(0.56)	9.73	5.97	0.63		0.63		4.76		889	101
12-31-2010	9.20	0.57	0.70	1.27	(0.76)	—	—	(0.76)	9.71	13.91	0.64		0.64		5.75		903	53
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Bond Trust
SERIES I
12-31-2014	13.30	0.31	0.42	0.73	(0.36)	—	—	(0.36)	13.67	5.53	0.64		0.64		2.23		228	104	[3]
12-31-2013	13.99	0.27	(0.46)	(0.19)	(0.40)	(0.10)	—	(0.50)	13.30	(1.36)	0.65		0.64		1.97		249	104
12-31-2012	13.62	0.31	0.55	0.86	(0.39)	(0.10)	—	(0.49)	13.99	6.34	0.65		0.64		2.23		244	114
12-31-2011[4]	13.87	0.02	0.08	0.10	(0.35)	—	—	(0.35)	13.62	0.75 [5]	0.66	[6]	0.65	[6]	0.75	[6]	230	108	[3,7]
SERIES II
12-31-2014	13.31	0.28	0.44	0.72	(0.34)	—	—	(0.34)	13.69	5.40	0.84		0.84		2.03		558	104	[3]
12-31-2013	14.01	0.24	(0.46)	(0.22)	(0.38)	(0.10)	—	(0.48)	13.31	(1.63)	0.85		0.84		1.77		629	104
12-31-2012	13.64	0.29	0.54	0.83	(0.36)	(0.10)	—	(0.46)	14.01	6.12	0.85		0.84		2.03		634	114
12-31-2011[4]	13.87	0.01	0.09	0.10	(0.33)	—	—	(0.33)	13.64	0.73 [5]	0.86	[6]	0.85	[6]	0.55	[6]	642	108	[3,7]
SERIES NAV
12-31-2014	13.29	0.31	0.43	0.74	(0.37)	—	—	(0.37)	13.66	5.59	0.59		0.59		2.25		9,854	104	[3]
12-31-2013	13.98	0.28	(0.46)	(0.18)	(0.41)	(0.10)	—	(0.51)	13.29	(1.32)	0.60		0.59		2.03		7,366	104
12-31-2012	13.62	0.32	0.54	0.86	(0.40)	(0.10)	—	(0.50)	13.98	6.31	0.60		0.59		2.26		7,070	114
12-31-2011	13.48	0.41	0.34	0.75	(0.46)	(0.15)	—	(0.61)	13.62	5.58	0.61		0.60		2.96		5,101	108	[3]
12-31-2010	12.88	0.40	0.46	0.86	(0.26)	— [8]	—	(0.26)	13.48	6.65	0.62		0.62		2.99		5,369	99
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity. 4. The inception date for Series I and Series II shares is 10-31-11. 5. Not annualized. 6. Annualized. 7. Portfolio turnover is shown for the period from 1-1-11 to 12-31-11. 8. Less than $0.005 per share.

Core Bond Trust
SERIES I
12-31-2014	12.85	0.21	0.55	0.76	(0.39)	—	—	(0.39)	13.22	5.93	0.67		0.67		1.59		1	356
12-31-2013	13.96	0.21	(0.50)	(0.29)	(0.29)	(0.53)	—	(0.82)	12.85	(2.16)	0.67		0.66		1.54		1	326
12-31-2012	13.83	0.25	0.64	0.89	(0.39)	(0.37)	—	(0.76)	13.96	6.47	0.67		0.67		1.79		2	367
12-31-2011	13.68	0.35	0.77	1.12	(0.44)	(0.53)	—	(0.97)	13.83	8.32	0.67		0.67		2.51		2	436
12-31-2010	13.24	0.37	0.56	0.93	(0.37)	(0.12)	—	(0.49)	13.68	7.08	0.68		0.68		2.71		1	562
SERIES II
12-31-2014	12.84	0.18	0.55	0.73	(0.36)	—	—	(0.36)	13.21	5.73	0.87		0.87		1.40		8	356
12-31-2013	13.95	0.18	(0.50)	(0.32)	(0.26)	(0.53)	—	(0.79)	12.84	(2.35)	0.87		0.86		1.34		9	326
12-31-2012	13.82	0.23	0.63	0.86	(0.36)	(0.37)	—	(0.73)	13.95	6.27	0.87		0.87		1.60		12	367
12-31-2011	13.68	0.33	0.75	1.08	(0.41)	(0.53)	—	(0.94)	13.82	8.04	0.87		0.87		2.33		14	436
12-31-2010	13.23	0.34	0.57	0.91	(0.34)	(0.12)	—	(0.46)	13.68	6.92	0.88		0.88		2.47		14	562
SERIES NAV
12-31-2014	12.80	0.22	0.55	0.77	(0.40)	—	—	(0.40)	13.17	6.01	0.62		0.62		1.65		1,018	356
12-31-2013	13.91	0.22	(0.51)	(0.29)	(0.29)	(0.53)	—	(0.82)	12.80	(2.11)	0.62		0.61		1.60		1,690	326
12-31-2012	13.78	0.26	0.63	0.89	(0.39)	(0.37)	—	(0.76)	13.91	6.54	0.62		0.62		1.84		1,734	367
12-31-2011	13.64	0.36	0.76	1.12	(0.45)	(0.53)	—	(0.98)	13.78	8.32	0.62		0.62		2.59		1,676	436
12-31-2010	13.20	0.37	0.57	0.94	(0.38)	(0.12)	—	(0.50)	13.64	7.17	0.63		0.63		2.68		1,808	562
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

64

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unreal- ized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Bond Trust
SERIES I
12-31-2014	12.39	0.31	(0.04)	0.27	(0.12)	—	—	(0.12)	12.54	2.28	0.83	0.83	2.43	52	69
12-31-2013	13.16	0.27	(0.98)	(0.71)	(0.06)	—	—	(0.06)	12.39	(5.42)	0.85	0.85	2.11	60	123
12-31-2012[3]	13.23	0.36	0.55	0.91	(0.98)	—	—	(0.98)	13.16	7.03	0.86	0.86	2.71	75	131
12-31-2011	12.92	0.35	0.82	1.17	(0.86)	—	—	(0.86)	13.23	9.08	0.82	0.81	2.60	82	103
12-31-2010	12.14	0.32	0.92	1.24	(0.46)	—	—	(0.46)	12.92	10.30	0.83	0.83	2.50	91	394
SERIES II
12-31-2014	12.27	0.28	(0.03)	0.25	(0.10)	—	—	(0.10)	12.42	2.13	1.03	1.03	2.23	113	69
12-31-2013	13.04	0.24	(0.98)	(0.74)	(0.03)	—	—	(0.03)	12.27	(5.67)	1.05	1.05	1.91	137	123
12-31-2012[3]	13.14	0.33	0.55	0.88	(0.98)	—	—	(0.98)	13.04	6.81	1.06	1.06	2.51	164	131
12-31-2011	12.84	0.32	0.82	1.14	(0.84)	—	—	(0.84)	13.14	8.85	1.02	1.01	2.40	175	103
12-31-2010	12.06	0.29	0.92	1.21	(0.43)	—	—	(0.43)	12.84	10.12	1.03	1.03	2.30	195	394
SERIES NAV
12-31-2014	12.33	0.32	(0.03)	0.29	(0.13)	—	—	(0.13)	12.49	2.42	0.78	0.78	2.48	557	69
12-31-2013	13.12	0.27	(1.00)	(0.73)	(0.06)	—	—	(0.06)	12.33	(5.54)	0.80	0.80	2.17	683	123
12-31-2012[3]	13.18	0.37	0.55	0.92	(0.98)	—	—	(0.98)	13.12	7.15	0.81	0.81	2.76	724	131
12-31-2011	12.88	0.35	0.82	1.17	(0.87)	—	—	(0.87)	13.18	9.08	0.77	0.76	2.65	703	103
12-31-2010	12.10	0.32	0.93	1.25	(0.47)	—	—	(0.47)	12.88	10.40	0.78	0.78	2.55	749	394
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the portfolio now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the portfolio has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 202%. The portfolio also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.02, the ratio of net investment income to average net assets by 0.14% and the ratio of expenses to average net assets by 0.02%.

High Yield Trust
SERIES I
12-31-2014	6.09	0.39	(0.36)	0.03	(0.42)	—	—	(0.42)	5.70	0.28	0.78	0.77	6.33	105	72
12-31-2013	6.01	0.40	0.10	0.50	(0.42)	—	—	(0.42)	6.09	8.35	0.79	0.78	6.44	122	99
12-31-2012	5.46	0.44	0.58	1.02	(0.47)	—	—	(0.47)	6.01	18.99	0.77	0.77	7.39	75	80
12-31-2011	5.94	0.47	(0.42)	0.05	(0.53)	—	—	(0.53)	5.46	0.90	0.77	0.76	7.68	74	91	[3]
12-31-2010	8.17	0.70	0.38	1.08	(3.31)[4]	—	—	(3.31)	5.94	13.78	0.75	0.75	8.28	86	58	[3]
SERIES II
12-31-2014	6.19	0.39	(0.37)	0.02	(0.41)	—	—	(0.41)	5.80	0.08	0.98	0.97	6.12	90	72
12-31-2013	6.11	0.40	0.09	0.49	(0.41)	—	—	(0.41)	6.19	8.01	0.99	0.98	6.24	116	99
12-31-2012	5.54	0.43	0.60	1.03	(0.46)	—	—	(0.46)	6.11	18.87	0.97	0.97	7.20	82	80
12-31-2011	6.02	0.46	(0.42)	0.04	(0.52)	—	—	(0.52)	5.54	0.67	0.97	0.96	7.46	81	91	[3]
12-31-2010	8.24	0.68	0.39	1.07	(3.29)[4]	—	—	(3.29)	6.02	13.54	0.95	0.95	8.05	89	58[3]
SERIES NAV
12-31-2014	6.02	0.39	(0.36)	0.03	(0.42)	—	—	(0.42)	5.63	0.33	0.73	0.72	6.38	90	72
12-31-2013	5.95	0.40	0.09	0.49	(0.42)	—	—	(0.42)	6.02	8.31	0.74	0.73	6.46	97	99
12-31-2012	5.41	0.44	0.57	1.01	(0.47)	—	—	(0.47)	5.95	19.06	0.72	0.72	7.44	100	80
12-31-2011	5.88	0.47	(0.41)	0.06	(0.53)	—	—	(0.53)	5.41	1.13	0.72	0.71	7.77	83	91	[3]
12-31-2010	8.12	0.73	0.35	1.08	(3.32)[4]	—	—	(3.32)	5.88	13.74	0.70	0.70	8.58	84	58	[3]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity. 4. The amount shown for net investment income per share does not correspond with distributions from net investment income due to the timing of sales and repurchase of shares throughout the period as compared to shares outstanding at distribution date.

Income Trust
SERIES NAV
12-31-2014	11.92	0.52	0.05	0.57	(0.55)	—	—	(0.55)	11.94	4.65	0.85	0.84	4.17	420	27
12-31-2013	10.86	0.51	1.08	1.59	(0.53)	—	—	(0.53)	11.92	14.75	0.85	0.85	4.39	462	22
12-31-2012	10.18	0.60	0.73	1.33	(0.65)	—	—	(0.65)	10.86	13.23	0.86	0.85	5.56	414	24
12-31-2011	10.57	0.62	(0.34)	0.28	(0.67)	—	—	(0.67)	10.18	2.72	0.85	0.85	5.76	405	23
12-31-2010	10.09	0.64	0.62	1.26	(0.78)	—	—	(0.78)	10.57	12.71	0.85	0.85	6.17	464	37
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

65

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period															Ratios and supplemental data
		Income (loss) from investment operations						Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unreal- ized gain (loss) on invest- ments ($)		Total from investment oper- ations ($)		From net investment income ($)	From net realized gain ($)		From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Investment Quality Bond Trust
SERIES I
12-31-2014	11.41	0.31		0.31		0.62		(0.35)	(0.03)		—	(0.38)	11.65	5.47	0.69	0.69	2.60	190	109
12-31-2013	12.34	0.32		(0.55)		(0.23)		(0.47)	(0.23)		—	(0.70)	11.41	(1.93)	0.69	0.68	2.68	205	79
12-31-2012	11.71	0.32		0.57		0.89		(0.26)	—		—	(0.26)	12.34	7.59	0.68	0.68	2.66	220	77
12-31-2011	11.30	0.41		0.50		0.91		(0.50)	—		—	(0.50)	11.71	8.07	0.68	0.68	3.49	222	62
12-31-2010	11.09	0.50		0.32		0.82		(0.61)	—		—	(0.61)	11.30	7.45	0.69	0.69	4.33	207	30
SERIES II
12-31-2014	11.42	0.28		0.32		0.60		(0.33)	(0.03)		—	(0.36)	11.66	5.26	0.89	0.89	2.40	107	109
12-31-2013	12.35	0.30		(0.56)		(0.26)		(0.44)	(0.23)		—	(0.67)	11.42	(2.12)	0.89	0.88	2.48	116	79
12-31-2012	11.72	0.30		0.56		0.86		(0.23)	—		—	(0.23)	12.35	7.37	0.88	0.88	2.46	137	77
12-31-2011	11.31	0.39		0.49		0.88		(0.47)	—		—	(0.47)	11.72	7.85	0.88	0.88	3.32	140	62
12-31-2010	11.09	0.48		0.32		0.80		(0.58)	—		—	(0.58)	11.31	7.30	0.89	0.89	4.13	157	30
SERIES NAV
12-31-2014	11.37	0.31		0.32		0.63		(0.36)	(0.03)		—	(0.39)	11.61	5.54	0.64	0.64	2.63	19	109
12-31-2013	12.30	0.33		(0.56)		(0.23)		(0.47)	(0.23)		—	(0.70)	11.37	(1.88)	0.64	0.63	2.71	17	79
12-31-2012	11.67	0.33		0.56		0.89		(0.26)	—		—	(0.26)	12.30	7.66	0.63	0.63	2.69	26	77
12-31-2011	11.27	0.41		0.49		0.90		(0.50)	—		—	(0.50)	11.67	8.05	0.63	0.63	3.54	18	62
12-31-2010	11.06	0.52		0.31		0.83		(0.62)	—		—	(0.62)	11.27	7.53	0.64	0.64	4.50	17	30
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Money Market Trust
SERIES I
12-31-2014	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.00 [4]	0.56	0.16	—	1,794	—
12-31-2013	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.01	0.56	0.24	—	2,110	—
12-31-2012	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.01	0.55	0.30	—	2,599	—
12-31-2011	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.07	0.55	0.17	—	2,927	—
12-31-2010	1.00	—		—		—		—	—	[3]	—	— [3]	1.00	—	0.55	0.29	—	2,889	—
SERIES II
12-31-2014	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.00 [4]	0.76	0.16	—	315	—
12-31-2013	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.01	0.76	0.24	—	436	—
12-31-2012	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.01	0.75	0.30	—	701	—
12-31-2011	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.07	0.75	0.17	—	923	—
12-31-2010	1.00	—		—		—		—	—	[3]	—	— [3]	1.00	—	0.75	0.29	—	886	—
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Less than 0.005%.

Money Market Trust B
SERIES NAV
12-31-2014	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.00 [4]	0.54	0.16	—	397	—
12-31-2013	1.00	—	[3]	—	[3]	—	[3]	— [3]	—	[3]	—	— [3]	1.00	0.01	0.54	0.23	0.01	481	—
12-31-2012	1.00	—	[3]	—	[3]	—	[3]	— [3]	—	[3]	—	— [3]	1.00	0.05	0.53	0.26	0.04	542	—
12-31-2011	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.08	0.52	0.19	—	608	—
12-31-2010	1.00	—	[3]	—		—	[3]	— [3]	—		—	— [3]	1.00	0.05	0.53	0.27	0.05	613	—
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Less than 0.005%.

New Income Trust
SERIES NAV
12-31-2014	12.90	0.33		0.42		0.75		(0.61)	—		—	(0.61)	13.04	5.83	0.62	0.60	2.52	1,734	54
12-31-2013	13.80	0.33		(0.62)		(0.29)		(0.43)	(0.18)		—	(0.61)	12.90	(2.12)	0.65	0.63	2.40	2,783	57
12-31-2012	13.55	0.36		0.43		0.79		(0.47)	(0.07)		—	(0.54)	13.80	5.91	0.65	0.63	2.60	2,853	77
12-31-2011	13.36	0.43		0.35		0.78		(0.56)	(0.03)		—	(0.59)	13.55	5.91	0.65	0.63	3.17	2,771	65
12-31-2010	12.83	0.43		0.46		0.89		(0.36)	—		—	(0.36)	13.36	6.96	0.68	0.66	3.19	2,979	87
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

66

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unreal- ized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Real Return Bond Trust
SERIES I
12-31-2014	11.80	0.35	0.22	0.57	(0.37)	—	—	(0.37)	12.00	4.77 [4]	1.00		0.95		2.87		6	122
12-31-2013	13.36	0.25	(1.48)	(1.23)	(0.33)	—	—	(0.33)	11.80	(9.28)	0.99		0.98		1.97		7	70
12-31-2012[3]	12.49	0.35	0.75	1.10	(0.23)	—	—	(0.23)	13.36	8.86	0.98		0.98		2.67		10	53
12-31-2011	11.59	0.28	1.11	1.39	(0.49)	—	—	(0.49)	12.49	12.02	0.83		0.83		2.27		10	496
12-31-2010	11.98	0.18	0.85	1.03	(1.42)	—	—	(1.42)	11.59	8.83	0.81		0.81		1.46		10	614
SERIES II
12-31-2014	11.64	0.32	0.21	0.53	(0.34)	—	—	(0.34)	11.83	4.53 [4]	1.20		1.15		2.68		37	122
12-31-2013	13.20	0.20	(1.43)	(1.23)	(0.33)	—	—	(0.33)	11.64	(9.42)	1.19		1.18		1.61		46	70
12-31-2012[3]	12.35	0.32	0.74	1.06	(0.21)	—	—	(0.21)	13.20	8.58	1.18		1.18		2.47		73	53
12-31-2011	11.46	0.25	1.10	1.35	(0.46)	—	—	(0.46)	12.35	11.86	1.03		1.03		2.10		78	496
12-31-2010	11.85	0.16	0.84	1.00	(1.39)	—	—	(1.39)	11.46	8.67	1.01		1.01		1.29		86	614
SERIES NAV
12-31-2014	11.64	0.36	0.22	0.58	(0.38)	—	—	(0.38)	11.84	4.88 [4]	0.95		0.90		2.94		40	122
12-31-2013	13.18	0.25	(1.46)	(1.21)	(0.33)	—	—	(0.33)	11.64	(9.25)	0.94		0.93		2.01		41	70
12-31-2012[3]	12.33	0.35	0.74	1.09	(0.24)	—	—	(0.24)	13.18	8.86	0.93		0.93		2.73		52	53
12-31-2011	11.44	0.28	1.10	1.38	(0.49)	—	—	(0.49)	12.33	12.15	0.78		0.78		2.34		41	496
12-31-2010	11.85	0.20	0.82	1.02	(1.43)	—	—	(1.43)	11.44	8.81	0.76		0.76		1.54		30	614
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the portfolio now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the portfolio has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 856%. The portfolio also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.18, the ratio of net investment income to average net assets by 1.36% and the ratio of expenses to average net assets by 0.13%. 4. Total return includes litigation settlement from JP Morgan, relating to losses on mortgage backed securities occurring from 2006 to 2008, which increased total return by approximately 2.10% for Series I, 2.12% for Series II and 2.03% for Series NAV.

Short Term Government Income Trust
SERIES I
12-31-2014	12.50	0.08	0.06	0.14	(0.25)	—	—	(0.25)	12.39	1.15	0.66		0.65		0.64		51	46
12-31-2013	12.87	0.08	(0.19)	(0.11)	(0.26)	—	—	(0.26)	12.50	(0.86)	0.65		0.65		0.62		63	55
12-31-2012	12.93	0.14	0.02	0.16	(0.22)	—	—	(0.22)	12.87	1.21	0.65		0.65		1.10		76	71
12-31-2011	12.92	0.16	0.20	0.36	(0.32)	(0.03)	—	(0.35)	12.93	2.77	0.65		0.65		1.22		89	88
12-31-2010[3]	12.88	0.09	0.15	0.24	(0.20)	—	—	(0.20)	12.92	1.86 [4]	0.66	[5]	0.66	[5]	1.00	[5]	106	130	[6,7]
SERIES II
12-31-2014	12.51	0.06	0.06	0.12	(0.23)	—	—	(0.23)	12.40	0.94	0.86		0.85		0.44		38	46
12-31-2013	12.88	0.05	(0.19)	(0.14)	(0.23)	—	—	(0.23)	12.51	(1.06)	0.85		0.85		0.43		49	55
12-31-2012	12.94	0.12	0.01	0.13	(0.19)	—	—	(0.19)	12.88	1.01	0.85		0.85		0.90		61	71
12-31-2011	12.93	0.13	0.20	0.33	(0.29)	(0.03)	—	(0.32)	12.94	2.56	0.85		0.85		1.02		77	88
12-31-2010[3]	12.88	0.07	0.15	0.22	(0.17)	—	—	(0.17)	12.93	1.74 [4]	0.86	[5]	0.86	[5]	0.80	[5]	86	130	[6,7]
SERIES NAV
12-31-2014	12.50	0.09	0.06	0.15	(0.26)	—	—	(0.26)	12.39	1.20	0.61		0.60		0.69		303	46
12-31-2013	12.86	0.09	(0.18)	(0.09)	(0.27)	—	—	(0.27)	12.50	(0.74)	0.60		0.60		0.67		311	55
12-31-2012	12.93	0.15	— [8]	0.15	(0.22)	—	—	(0.22)	12.86	1.18	0.60		0.60		1.14		417	71
12-31-2011	12.92	0.17	0.19	0.36	(0.32)	(0.03)	—	(0.35)	12.93	2.82	0.60		0.60		1.27		390	88
12-31-2010	12.71	0.18	0.23	0.41	(0.20)	—	—	(0.20)	12.92	3.28	0.64	[9,10]	0.63		1.39		413	130	[6]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 4-30-10. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-10 to 12-31-10. 8. Less than $0.005 per share. 9. Includes the impact of expense recapture which amounted to less than 0.005% of average net assets. 10. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense.

67

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unreal- ized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Strategic Income Opportunities Trust
SERIES I
12-31-2014	13.17	0.56	0.11	0.67	(0.60)	—	—	(0.60)	13.24	5.14	0.75		0.74		4.13		415	50
12-31-2013	13.44	0.65	(0.15)	0.50	(0.77)	—	—	(0.77)	13.17	3.74	0.78		0.78		4.75		380	45
12-31-2012	12.75	0.80	0.82	1.62	(0.93)	—	—	(0.93)	13.44	12.86	0.79		0.79		5.91		359	44
12-31-2011	14.00	0.97	(0.70)	0.27	(1.52)	—	—	(1.52)	12.75	2.02	0.78		0.78		6.87		318	50
12-31-2010	13.31	1.16	0.92	2.08	(1.39)	—	—	(1.39)	14.00	15.89	0.82		0.82		8.25		307	68	[3]
SERIES II
12-31-2014	13.20	0.53	0.12	0.65	(0.58)	—	—	(0.58)	13.27	4.92	0.95		0.94		3.94		57	50
12-31-2013	13.47	0.63	(0.16)	0.47	(0.74)	—	—	(0.74)	13.20	3.53	0.98		0.98		4.56		65	45
12-31-2012	12.78	0.77	0.82	1.59	(0.90)	—	—	(0.90)	13.47	12.61	0.99		0.99		5.72		73	44
12-31-2011	14.02	0.94	(0.69)	0.25	(1.49)	—	—	(1.49)	12.78	1.89	0.98		0.98		6.67		75	50
12-31-2010	13.33	1.16	0.89	2.05	(1.36)	—	—	(1.36)	14.02	15.61	1.02		1.02		8.01		91	68	[3]
SERIES NAV
12-31-2014	13.13	0.56	0.12	0.68	(0.61)	—	—	(0.61)	13.20	5.21	0.70		0.69		4.18		53	50
12-31-2013	13.41	0.65	(0.15)	0.50	(0.78)	—	—	(0.78)	13.13	3.72	0.73		0.73		4.79		51	45
12-31-2012	12.72	0.80	0.82	1.62	(0.93)	—	—	(0.93)	13.41	12.95	0.74		0.74		5.95		33	44
12-31-2011	13.97	0.97	(0.69)	0.28	(1.53)	—	—	(1.53)	12.72	2.08	0.73		0.73		6.91		26	50
12-31-2010	13.29	1.18	0.90	2.08	(1.40)	—	—	(1.40)	13.97	15.90	0.77		0.77		8.36		23	68	[3]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Total Bond Market Trust B
SERIES I
12-31-2014	10.09	0.29	0.32	0.61	(0.33)	—	—	(0.33)	10.37	6.11	0.56		0.30		2.76		135	64
12-31-2013	10.71	0.27	(0.53)	(0.26)	(0.36)	—	—	(0.36)	10.09	(2.49)	0.54		0.30		2.55		106	62
12-31-2012[3]	10.82	0.01	(0.02)	(0.01)	(0.10)	—	—	(0.10)	10.71	(0.14)[4]	0.56	[5]	0.30	[5]	0.62	[5]	127	29	[6,7]
SERIES II
12-31-2014	10.10	0.27	0.32	0.59	(0.31)	—	—	(0.31)	10.38	5.90	0.76		0.50		2.56		69	64
12-31-2013	10.73	0.25	(0.54)	(0.29)	(0.34)	—	—	(0.34)	10.10	(2.77)	0.74		0.50		2.33		79	62
12-31-2012[3]	10.82	0.01	(0.02)	(0.01)	(0.08)	—	—	(0.08)	10.73	(0.11)[4]	0.76	[5]	0.50	[5]	0.42	[5]	145	29	[6,7]
SERIES NAV
12-31-2014	10.09	0.29	0.32	0.61	(0.34)	—	—	(0.34)	10.36	6.06	0.51		0.25		2.82		284	64
12-31-2013	10.71	0.27	(0.53)	(0.26)	(0.36)	—	—	(0.36)	10.09	(2.44)	0.49		0.25		2.60		286	62
12-31-2012	10.46	0.34	0.09	0.43	(0.18)	—	—	(0.18)	10.71	4.08	0.52		0.25		3.16		297	29	[6]
12-31-2011	10.15	0.40	0.37	0.77	(0.46)	—	—	(0.46)	10.46	7.60	0.53		0.25		3.87		162	21
12-31-2010	9.97	0.41	0.24	0.65	(0.47)	—	—	(0.47)	10.15	6.50	0.52		0.25		3.97		165	26
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 11-5-12. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

68

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unreal- ized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Total Return Trust
SERIES I
12-31-2014	13.60	0.24	0.40	0.64	(0.46)	—	—	(0.46)	13.78	4.74	0.77		0.75		1.70		163	89
12-31-2013	14.69	0.19	(0.48)	(0.29)	(0.46)	(0.34)	—	(0.80)	13.60	(2.03)	0.78		0.76		1.28		177	162
12-31-2012[3]	13.81	0.30	0.87	1.17	(0.29)	—	—	(0.29)	14.69	8.49	0.78		0.78		2.04		242	144
12-31-2011	14.46	0.28	0.27	0.55	(0.63)	(0.57)	—	(1.20)	13.81	3.84	0.78		0.78		1.97		284	280
12-31-2010	13.99	0.28	0.79	1.07	(0.35)	(0.25)	—	(0.60)	14.46	7.72	0.77		0.77		1.94		329	545
SERIES II
12-31-2014	13.59	0.21	0.39	0.60	(0.43)	—	—	(0.43)	13.76	4.46	0.97		0.95		1.49		156	89
12-31-2013	14.68	0.16	(0.48)	(0.32)	(0.43)	(0.34)	—	(0.77)	13.59	(2.23)	0.98		0.96		1.09		196	162
12-31-2012[3]	13.80	0.26	0.88	1.14	(0.26)	—	—	(0.26)	14.68	8.28	0.98		0.98		1.84		279	144
12-31-2011	14.44	0.25	0.28	0.53	(0.60)	(0.57)	—	(1.17)	13.80	3.71	0.98		0.98		1.76		291	280
12-31-2010	13.97	0.25	0.79	1.04	(0.32)	(0.25)	—	(0.57)	14.44	7.48	0.97		0.97		1.74		345	545
SERIES NAV
12-31-2014	13.55	0.23	0.41	0.64	(0.47)	—	—	(0.47)	13.72	4.73	0.72		0.70		1.67		1,040	89
12-31-2013	14.64	0.19	(0.47)	(0.28)	(0.47)	(0.34)	—	(0.81)	13.55	(1.99)	0.73		0.71		1.33		2,834	162
12-31-2012[3]	13.76	0.30	0.88	1.18	(0.30)	—	—	(0.30)	14.64	8.57	0.73		0.73		2.09		2,951	144
12-31-2011	14.41	0.29	0.27	0.56	(0.64)	(0.57)	—	(1.21)	13.76	3.90	0.73		0.73		2.01		2,845	280
12-31-2010	13.94	0.29	0.79	1.08	(0.36)	(0.25)	—	(0.61)	14.41	7.81	0.72		0.72		1.99		3,032	545
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the portfolio now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the portfolio has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 262%. The portfolio also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.01, the ratio of net investment income to average net assets by 0.04% and the ratio of expenses to average net assets by 0.005%.

Ultra Short Term Bond Trust
SERIES I
12-31-2014	11.98	0.01	(0.01)	— [3]	(0.18)	—	—	(0.18)	11.80	(0.02)	0.66		0.65		0.05		9	69
12-31-2013	12.13	0.02	(0.03)	(0.01)	(0.14)	—	—	(0.14)	11.98	(0.07)	0.67		0.67		0.15		11	135
12-31-2012	12.20	0.04	0.03	0.07	(0.14)	—	—	(0.14)	12.13	0.54	0.70		0.69		0.34		8	196
12-31-2011	12.36	0.06	(0.05)	0.01	(0.17)	—	—	(0.17)	12.20	0.12	0.72	[4,8]	0.72		0.49		3	171
12-31-2010[5]	12.50	0.03	(0.05)	(0.02)	(0.12)	—	—	(0.12)	12.36	(0.16)[6]	0.88	[7]	0.75	[7]	0.60	[7]	2	56
SERIES II
12-31-2014	11.98	(0.02)	(0.02)	(0.04)	(0.15)	—	—	(0.15)	11.79	(0.30)	0.86		0.85		(0.14)		214	69
12-31-2013	12.13	(0.01)	(0.02)	(0.03)	(0.12)	—	—	(0.12)	11.98	(0.27)	0.87		0.87		(0.08)		202	135
12-31-2012	12.20	0.02	0.03	0.05	(0.12)	—	—	(0.12)	12.13	0.37	0.90		0.89		0.15		127	196
12-31-2011	12.36	0.04	(0.05)	(0.01)	(0.15)	—	—	(0.15)	12.20	(0.08)	0.92	[4,8]	0.92		0.29		131	171
12-31-2010[5]	12.50	0.02	(0.05)	(0.03)	(0.11)	—	—	(0.11)	12.36	(0.24)[6]	1.08	[7]	0.95	[7]	0.44	[7]	59	56
SERIES NAV
12-31-2014	11.98	0.01	(0.01)	— [3]	(0.18)	—	—	(0.18)	11.80	0.03	0.61		0.60		0.12		14	69
12-31-2013	12.13	0.02	(0.02)	— [3]	(0.15)	—	—	(0.15)	11.98	(0.02)	0.62		0.62		0.17		9	135
12-31-2012	12.19	0.05	0.03	0.08	(0.14)	—	—	(0.14)	12.13	0.66	0.65		0.64		0.39		4	196
12-31-2011	12.36	0.06	(0.05)	0.01	(0.18)	—	—	(0.18)	12.19	0.09	0.67	[4,8]	0.67		0.53		3	171
12-31-2010[5]	12.50	0.03	(0.05)	(0.02)	(0.12)	—	—	(0.12)	12.36	(0.13)[6]	0.83	[7]	0.70	[7]	0.63	[7]	1	56
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Includes the impact of expense recapture which amounted to 0.03% of average net assets. 5. Period from 7-29-10 (commencement of operations) to 12-31-10. 6. Not annualized. 7. Annualized. 8. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

69

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the portfolios), sixteen of which are presented in this report.

The portfolios may offer multiple classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by the Trust are detailed in the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time (ET). In order to value the securities, the portfolios use the following valuation techniques: Equity securities held by the portfolios are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the portfolios in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m (ET). Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios’ Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Portfolio of investments as of December 31, 2014, by major security category or type:

	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Active Bond Trust
U.S. Government and Agency obligations	$190,212,709	—	$190,212,709	—
Foreign government obligations	4,835,947	—	4,835,947	—
Corporate bonds	357,317,570	—	357,288,546	$29,024
Capital preferred securities	10,985,057	—	10,985,057	—
Term loans	3,000,430	—	3,000,430	—
Municipal bonds	2,842,542	—	2,842,542	—
Collateralized mortgage obligations	180,876,622	—	180,112,883	763,739
Asset backed securities	69,830,379	—	69,830,379	—
Preferred securities	6,248,706	$4,286,203	1,961,901	602
Securities lending collateral	5,561,849	5,561,849	—	—
Short-term investments	14,305,399	14,040,399	265,000	—
Total Investments in Securities	$846,017,210	$23,888,451	$821,335,394	$793,365

70

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Bond Trust
U.S. Government and Agency obligations	$164,970,188	—	$164,970,188	—
Foreign government obligations	452,216,170	—	452,216,170	—
Corporate bonds	104,431,021	—	103,046,308	$1,384,713
Term loans	588,750	—	588,750	—
Municipal bonds	325,826	—	325,826	—
Collateralized mortgage obligations	83,971,101	—	83,971,101	—
Asset backed securities	6,791,720	—	6,791,720	—
Common stocks	79,348	$79,348	—	—
Preferred securities	237,650	237,650	—	—
Escrow shares	1,559,875	—	1,559,875	—
Purchased options	101,369	—	101,369	—
Certificate of deposit	11,309,250	—	11,309,250	—
Short-term investments	30,437,942	—	30,437,942	—
Total Investments in Securities	$857,020,210	$316,998	$855,318,499	$1,384,713
Sale commitments outstanding	($114,147,332)	—	($114,147,332)	—
Other Financial Instruments:
Futures	($532,098)	(532,098)	—	—
Forward Foreign Currency Contracts	$11,063,746	—	$11,063,746	—
Written Options	($873,843)	—	($873,843)	—
Interest Rate Swaps	($4,697,980)	—	($4,697,980)	—
Credit Default Swaps	($2,739,391)	—	($2,739,391)	—
Currency Swaps	($1,936,418)	—	($1,936,418)	—

High Yield Trust
Foreign government obligations	$1,053,570	—	$1,053,570	—
Corporate bonds	244,538,282	—	243,044,572	$1,493,710
Capital preferred securities	930,000	—	930,000	—
Convertible bonds	835,262	—	835,262	—
Term loans	10,497,420	—	10,497,420	—
Common stocks	7,285,073	$4,088,416	7,500	3,189,157
Preferred securities	2,954,181	2,647,813	306,368	—
Escrow certificates	45,563	—	45,563	—
Warrants	11	—	11	—
Securities lending collateral	6,480,819	6,480,819	—	—
Short-term investments	10,527,122	10,395,170	131,952	—
Total Investments in Securities	$285,147,303	$23,612,218	$256,852,218	$4,682,867
Other Financial Instruments:
Futures	($261,139)	($261,139)	—	—
Forward Foreign Currency Contracts	$94,363	—	$94,363	—

Income Trust
Corporate bonds	$138,123,251	—	$138,123,251	—
Convertible bonds	6,499,376	—	6,499,376	—
Term loans	7,898,290	—	7,898,290	—
Common stocks
Consumer discretionary	12,028,742	$12,028,742	—	—
Consumer staples	3,396,595	3,396,595	—	—
Energy	36,627,794	35,811,351	816,443	—
Financials	9,921,397	9,921,397	—	—
Health care	17,982,995	16,312,095	1,670,900	—
Industrials	21,469,271	20,605,092	—	$864,179
Information technology	16,499,363	16,499,363	—	—
Materials	33,278,294	28,135,656	5,142,638	—
Telecommunication services	8,981,345	6,402,804	2,578,541	—
Utilities	49,378,188	48,964,484	413,704	—
Preferred securities
Energy	3,436,938	—	3,405,938	31,000
Financials	14,147,778	14,147,778	—	—
Information technology	827,793	—	—	827,793
Utilities	1,988,491	1,988,491	—	—
Warrants	43,508	43,508	—	—
Escrow certificates	850	—	—	850
Equity linked securities	9,444,946	—	9,444,946	—
Securities lending collateral	17,480,796	17,480,796	—	—
Total Investments in Securities	$409,456,001	$231,738,152	$175,994,027	$1,723,822

71

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investment Quality Bond Trust
U.S. Government and Agency obligations	$107,236,182	—	$107,236,182	—
Foreign government obligations	8,565,689	—	8,565,689	—
Corporate bonds	109,790,136	—	109,756,774	$33,362
Capital preferred securities	785,494	—	785,494	—
Municipal bonds	5,781,553	—	5,781,553	—
Term loans	12,031,021	—	12,031,021	—
Collateralized mortgage obligations	40,742,875	—	40,742,875	—
Asset backed securities	14,007,563	—	14,007,563	—
Preferred securities	611,340	$611,340	—	—
Purchased options	1,007	—	1,007	—
Securities lending collateral	463,961	463,961	—	—
Short-term investments	72,397,032	—	72,397,032	—
Total Investments in Securities	$372,413,853	$1,075,301	$371,305,190	$33,362
Other Financial Instruments:
Futures	$465,932	$465,932	—	—
Forward Foreign Currency Contracts	$106,860	—	$106,860	—
Interest Rate Swaps	($1,456,080)	—	($1,456,080)	—
Credit Default Swaps	($1,301,020)	—	($1,301,020)	—

Real Return Bond Trust
U.S. Government and Agency obligations	$83,649,333	—	$83,649,333	—
Foreign government obligations	11,148,608	—	11,148,608	—
Corporate bonds	6,207,159	—	6,207,159	—
Collateralized mortgage obligations	4,659,701	—	4,659,701	—
Asset backed securities	2,339,588	—	2,339,588	—
Common stocks	6,908	$6,908	—	—
Purchased options	138,654	445	138,209	—
Certificate of deposit	3,499,815	—	3,499,815	—
Short-term investments	14,246,764	—	14,246,764	—
Total Investments in Securities	$125,896,530	$7,353	$125,889,177	—
Other Financial Instruments:
Futures	($51,375)	($51,375)	—	—
Forward Foreign Currency Contracts	$464,016	—	$464,016	—
Written Options	($215,562)	—	($215,562)	—
Interest Rate Swaps	($1,359,919)	—	($1,359,919)	—
Credit Default Swaps	($63,637)	—	($63,637)	—
Inflation Swaps	($483,096)	—	($483,096)	—

Strategic Income Opportunities Trust
Foreign government obligations	$104,833,382	—	$104,833,382	—
Corporate bonds	212,908,052	—	212,908,052	—
Capital preferred securities	2,110,427	—	2,110,427	—
Convertible bonds	7,656,601	—	7,656,601	—
Term loans	61,704,089	—	61,704,089	—
Collateralized mortgage obligations	32,705,760	—	32,366,320	$339,440
Asset backed securities	4,851,760	—	4,851,760	—
Common stocks	17,843,319	$17,343,319	—	500,000
Preferred securities	45,449,680	44,045,679	1,404,001	—
Escrow certificates	12,381	—	—	12,381
Purchased options	2,063,883	—	2,063,883	—
Short-term investments	17,578,065	—	17,578,065	—
Total Investments in Securities	$509,717,399	$61,388,998	$447,476,580	$851,821
Other Financial Instruments:
Forward Foreign Currency Contracts	$2,933,674	—	$2,933,674	—

72

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Total Return Trust
U.S. Government and Agency obligations	$681,963,795	—	$681,963,795	—
Foreign government obligations	190,988,057	—	190,988,057	—
Corporate bonds	297,423,047	—	297,423,047	—
Capital preferred securities	4,852,797	—	4,852,797	—
Municipal bonds	73,220,338	—	73,220,338	—
Term loans	13,505,842	—	13,505,842	—
Collateralized mortgage obligations	108,066,657	—	108,066,657	—
Asset backed securities	63,299,781	—	63,299,781	—
Common stocks	173	$173	—	—
Preferred securities	9,205,800	1,809,000	7,396,800	—
Purchased options	80,916	—	80,916	—
Short-term investments	41,916,393	—	41,916,393	—
Total Investments in Securities	$1,484,523,596	$1,809,173	$1,482,714,423	—
Sale commitments outstanding	($24,513,656)	—	($24,513,656)	—
Other Financial Instruments:
Futures	$2,980,337	$2,980,337	—	—
Forward Foreign Currency Contracts	$16,837,554	—	$16,837,554	—
Written Options	$2,057,116	—	$2,057,116	—
Interest Rate Swaps	($10,385,007)	—	($10,385,007)	—
Credit Default Swaps	($2,792,082)	—	($2,792,082)	—

As of December 31, 2014, all investments for Money Market Trust, Money Market Trust B and Ultra Short Term Bond Trust are categorized as Level 2 under the hierarchy described above.

All investments for Bond Trust are categorized as Level 2 under the hierarchy described above, except for preferred securities and securities lending collateral which are categorized as Level 1.

All investments for Core Bond Trust are categorized as Level 2 under the hierarchy described above, except for money market funds and securities lending collateral which are categorized as Level 1.

All investments for Short Term Government Income Trust are categorized as Level 2 under the hierarchy described above, except for futures which are categorized as Level 1.

All investments for Total Bond Market Trust B are categorized as Level 2 under the hierarchy described above, except for money market funds which are categorized as Level 1.

All investments for New Income Trust are categorized as Level 2 under the hierarchy described above, except for money market funds and futures which are categorized as Level 1.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities.

High Yield Trust
	Corporate Bonds	Common Stocks	Total
Balance as of 12-31-13	$710,862	$3,571,785	$4,282,647
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(98,645)	(1,887,185)	(1,985,830)
Purchases	281,493	1,504,557	1,786,050
Sales	—	—	—
Transfers into Level 3	600,000	—	600,000
Transfers out of Level 3	—	—	—
Balance as of 12-31-14	$1,493,710	$3,189,157	$4,682,867
Change in unrealized at period end*	($111,129)	($1,887,185)	($1,998,314)

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the High Yield Trust’s Level 3 securities are outlined in the table below. These amounts exclude valuations provided by a broker.

High Yield Trust	Fair Value at 12-31-14	Valuation Technique	Unobservable Inputs	Input/ Range
Corporate Bond	$1,493,710	Market Approach	Yield spread	408 bps–756 bps
				(weighted average 601 bps)

Common Stock	$3,008,805	Market Approach	EV/EBITDA multiple	4.91x–9.65x (weighted average 6.72x)
			Discount for lack of marketability	10%–17.5% (weighted average 14.40%)
	$96,837	Market Approach	Prior / recent transactions	$0.02367
	$3,105,642

Total	$4,599,352

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

A change to unobservable inputs of the fund’s Level 3 securities may result in changes to the fair value measurement, as follows:

Unobservable Input	Impact to Valuation if input increases	Impact to Valuation if input decreases
Discount for lack of marketability	Decrease	Increase
Enterprise values to earnings before interest, taxes, depreciation and amortization (“EV/EBITDA”) multiple	Increase	Decrease
Prior / recent transactions	Increase	Decrease
Yield spread	Decrease	Increase

Repurchase agreements.  The portfolios may enter into repurchase agreements. When a portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by a portfolio’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolios. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by a portfolio, for repurchase agreements is disclosed in the Portfolio of investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

In a reverse repurchase agreement, the portfolios deliver a security, as collateral, in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The portfolos are entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement.

Fund	Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
Global Bond Trust	The Toronto-Dominion Bank*	0.32%	12/4/2014	1/6/2015	$6,169,500	($6,170,981)

*	Reverse repurchase agreement with The Toronto-Dominion Bank dated 12/4/2014 at 0.32% to be repurchased at $6,171,310 on 1/6/2015, collateralized by $5,400,000 U.S. Treasury Bonds, 3.625% due 8/15/2043 (valued at $6,354,283, including interest)

When-issued/delayed-delivery securities.  The portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of investments or in a schedule to the Portfolio of investments (Sale Commitments Outstanding). At the time a portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the portfolios’ net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until settlement takes place. At the time that the portfolios enter into this type of transaction, the portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date. As a result, the Total Return Trust has received the following amount of cash collateral from certain counterparties to these transactions which is recorded as a Payable for collateral held by the portfolio:

Portfolio	Counterparty	Collateral Received
Total Return Trust	Citigroup Globnal Markets, Inc	$292,165
	Credit Suisse Securities (USA) LLC	120,000

Sale-Buybacks.  Certain portfolios may enter into financing transactions referred to as sale-buybacks and are governed by the terms of the MRA. A sale-buyback transaction consists of a sale of a security by a portfolio to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon repurchase value of the securities to be repurchased by the portfolio are reflected as a liability on the Statements of assets and liabilities. The portfolio will recognize income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of the foregone interest and inflationary income adjustments, if any, the portfolio would have otherwise received had the security not been sold along with negotiated financing terms. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of operations. Interest payments based upon negotiated financing terms made by the portfolio to counterparties are recorded as a component of interest expense on the Statements of operations. In periods of increased demand for the security, the portfolios may receive a fee for use of the security by the counterparty, which may result in income to the portfolio. The average borrowings by the portfolio and the weighted average interest rate for the year ended December 31, 2014 and the exposure to the counterparties at December 31, 2014 were as follows:

Portfolio	Average Borrowing	Weighted Average Interest Rate
Global Bond Trust	$25,898,176	0.296%
Real Return Bond Trust	71,188,264	0.137
Total Return Trust	9,153,794	–0.109

Term loans (Floating rate loans).  The portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

74

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

A portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect a portfolio’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. A portfolio may have limited rights to enforce the terms of an underlying loan.

At December 31, 2014, the Strategic Income Opportunities Trust had $1,590,000 in unfunded loan commitments outstanding.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolios become aware of the dividends. Foreign taxes are provided for based on the portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

For Money Market Trust and Money Market Trust B, investment security transactions are recorded as of the date of purchase, sale or maturity.

Inflation-indexed bonds.  Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Payment-in-kind bonds.  The portfolios may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. The portfolios accrue income on these securities and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the portfolios may need to sell other investments to make distributions.

Securities lending.  The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest its collateral in JHCIT, an affiliate of the portfolio, which has a floating net asset value and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios may receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statements of Operations.

Obligations to repay collateral received by the portfolios is shown on the Statements of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The portfolios may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the portfolios invest. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities.  Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that a portfolio may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit.  The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

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In addition, the portfolios and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio on a pro rata basis and is reflected in other expenses on the Statements of operations. Commitment fees for the year ended December 31, 2014 were as follows:

Portfolio	Amount
Active Bond Trust	$719
Bond Trust	3,746
Core Bond Trust	839
Global Bond Trust	728
High Yield Trust	519
Income Trust	612
Investment Quality Bond Trust	563
Money Market Trust	1,209
Money Market Trust B	598
New Income Trust	1,124
Real Return Bond Trust	483
Short Term Government Income Trust	582
Strategic Income Opportunities Trust	628
Total Bond Market Trust B	612
Total Return Trust	1,317
Ultra Short Term Bond Trust	539

Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolios level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes.  The portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of December 31, 2014, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. Availability of a certain amount of the loss carryforwards, which were acquired in mergers, may be limited in a given year. The following table details the capital loss carryforwards available as of December 31, 2014:

					No Expiration Date
Portfolio	2015	2016	2017	2018	Short Term	Long Term
Active Bond Trust	—	—	—	—	$267,223	$668,925
Bond Trust	—	—	—	—	74,260,485	23,398,234
Global Bond Trust	—	—	$17,704,604	—	—	—
High Yield Trust	$10,696,343	$88,168,936	255,192,811	—	2,230,874	26,829,420
Income Trust	—	4,263,540	30,421,084	$7,902,499	—	—
Real Return Bond Trust	—	—	33,766,349	3,252,860	818,410	661,442
Short Term Government Income Trust	1,762,463	6,266,872	49,933,390	—	4,163,932	6,647,325
Strategic Income Opportunities Trust	—	38,706,052	29,809,523	—	—	—
Total Bond Market Trust B	257,971	612,440	886,914	—	925,461	688,469
Ultra Short Term Bond Trust	—	—	—	59,426	3,479,401	4,108,403

As of December 31, 2014, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2014, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Active Bond Trust	$824,445,779	$37,218,279	($15,646,848)	$21,571,431
Bond Trust	10,459,366,407	183,591,174	(100,592,098)	82,999,076
Core Bond Trust	1,140,436,534	13,338,082	(3,280,837)	10,057,245
Global Bond Trust	875,151,369	17,650,222	(35,781,381)	(18,131,159)
High Yield Trust	308,383,388	4,867,873	(28,103,958)	(23,236,085)
Income Trust	382,936,417	60,827,002	(34,307,418)	26,519,584
Investment Quality Bond Trust	369,427,543	6,988,619	(4,002,309)	2,986,310
Money Market Trust	2,130,632,524	—	—	—
Money Market Trust B	394,454,074	—	—	—
New Income Trust	1,734,029,640	48,747,116	(13,478,201)	35,268,915

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Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Real Return Bond Trust	$131,894,973	$378,434	($6,376,877)	($5,998,443)
Short Term Government Income Trust	393,079,150	1,250,528	(6,034,820)	(4,784,292)
Strategic Income Opportunities Trust	507,924,624	22,055,535	(20,262,760)	1,792,775
Total Bond Market Trust B	491,073,133	25,090,842	(1,847,153)	23,243,689
Total Return Trust	1,461,502,088	46,345,883	(23,324,375)	23,021,508
Ultra Short Term Bond Trust	239,853,803	102,879	(3,140,241)	(3,037,362)

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually with the exception of Money Market Trust and Money Market Trust B. Money Market Trust and Money Market Trust B will declare and pay dividends daily from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended December 31, 2014 was as follows:

	2014 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total
Active Bond Trust	$31,033,712	—	—	$31,033,712
Bond Trust	281,650,146	—	—	281,650,146
Core Bond Trust	29,688,346	—	—	29,688,346
Global Bond Trust	7,060,007	—	—	7,060,007
High Yield Trust	20,053,362	—	—	20,053,362
Income Trust	18,895,462	—	—	18,895,462
Investment Quality Bond Trust	9,360,847	742,729	—	10,103,576
Money Market Trust	56,469	3,251	—	59,720
Money Market Trust B	5,784	650	—	6,434
New Income Trust	78,654,920	—	—	78,654,920
Real Return Bond Trust	2,579,394	—	—	2,579,394
Short Term Government Income Trust	7,619,235	—	—	7,619,235
Strategic Income Opportunities Trust	22,835,487	—	—	22,835,487
Total Bond Market Trust B	15,497,376	—	—	15,497,376
Total Return Trust	63,110,117	—	—	63,110,117
Ultra Short Term Bond Trust	3,269,995	—	—	3,269,995

The tax character of distributions for the year ended December 31, 2013 was as follows:

	2013 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total
Active Bond Trust	$49,912,122	—	—	$49,912,122
Bond Trust	266,875,682	$34,045,873	—	300,921,555
Core Bond Trust	89,280,781	15,071,758	—	104,352,539
Global Bond Trust	4,209,007	—	—	4,209,007
High Yield Trust	22,262,347	—	—	22,262,347
Income Trust	20,024,598	—	—	20,024,598
Investment Quality Bond Trust	13,699,594	5,749,200	—	19,448,794
Money Market Trust	191,310	—	—	191,310
Money Market Trust B	69,924	—	—	69,924
New Income Trust	99,474,434	28,358,970	—	127,833,404
Real Return Bond Trust	2,663,884	—	—	2,663,884
Short Term Government Income Trust	8,858,268	—	—	8,858,268
Strategic Income Opportunities Trust	27,757,398	—	—	27,757,398
Total Bond Market Trust B	16,277,083	—	—	16,277,083
Total Return Trust	164,538,838	18,136,715	—	182,675,553
Ultra Short Term Bond Trust	2,255,728	—	—	2,255,728

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2014, maybe treated as occurring on January 1, 2015, the first day of the portfolios’ next taxable year. As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
Active Bond Trust	$14,709,403	—	$936,148
Bond Trust	74,391,275	—	97,658,719
Core Bond Trust	8,817,597	—	—
Global Bond Trust	17,407,803	—	17,704,604
High Yield Trust	4,222,468	—	383,118,384
Income Trust	3,469,984	—	42,587,123

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Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
Investment Quality Bond Trust	$8,382,575	$6,256,048	—
Money Market Trust	2,255	—	—
Money Market Trust B	1,462	—	—
New Income Trust	17,273,256	3,626,534	—
Real Return Bond Trust	5,012,904	—	$38,499,061
Short Term Government Income Trust	1,747,237	—	68,773,982
Strategic Income Opportunities Trust	4,785,212	—	68,515,575
Total Bond Market Trust B	3,132,282	—	3,371,255
Total Return Trust	60,359,238	27,565,582	—
Ultra Short Term Bond Trust	907,725	—	7,647,230

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, litigation proceeds, foreign currency transactions, expiration of capital loss carryforwards, derivative transactions, amortization and accretion on debt securities, net operating losses, passive foreign investment companies, contingent payment debt instruments and wash sales loss deferrals.

Statement of cash flows.  Information on financial transactions that have been settled through the receipt and disbursement of cash for Real Return Trust is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the portfolio’s Statements of assets and liabilities and represents the cash on hand at a portfolio’s custodian and does not include any short-term investments.

Money market amendments.  In July 2014, the SEC voted to amend Rule 2a-7 of the 1940 Act. The amendment creates new requirements for the operation of registered money market funds. The effective date of processing the amendment ranges from 9 months to 2 years from the date of publish in the Federal Register. Management is currently evaluating the new requirements and their impact on the John Hancock money market funds.

3.  DERIVATIVE INSTRUMENTS The portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to their OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, a portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolios are held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolios and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the portfolios’ custodian and is noted in the accompanying Portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. The portfolios’ maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolios and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions are detailed in the Statements of assets and liabilities as Cash held at broker for future contracts.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and receivable for exchange-cleared swaps, respectively. Securities pledged by the portfolios for exchange-traded and cleared transactions, if any, are identified in the Portfolio of investments.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the

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underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.

Upon entering into a futures contract, the portfolios are required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolios. When the contract is closed, the portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize the contracts held at December 31, 2014, and range of futures contracts notional amounts held by portfolios during the year ended December 31, 2014. In addition, the tables details how the portfolios used futures contracts during the year ended December 31, 2014.

Global Bond Trust

The portfolio used futures contracts to gain exposure to foreign bond market, gain exposure to treasuries market, maintain diversity and liquidity of the portfolio, manage against anticipated interest rate changes, manage duration of the portfolio, and substitute for securities purchased. During the year ended December 31, 2014, the portfolio held futures contracts with total notional values ranging from approximately $657.1 million to $946.9 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Global Bond Trust	10-Year U.S. Treasury Note Futures	830	Long	Mar 2015	$105,125,053	$105,241,406	$116,353
	U.K. Long Gilt Bond Futures	154	Long	Mar 2015	27,925,826	28,690,136	764,310
	U.S. Treasury Long Bond Futures	285	Long	Mar 2015	40,080,667	41,200,312	1,119,645
	10-Year Australian Treasury Bond Futures	97	Short	Mar 2015	(10,027,847)	(10,147,904)	(120,057)
	10-Year Canada Government Bond Futures	221	Short	Mar 2015	(25,850,085)	(26,349,561)	(499,476)
	3-Month Sterling Futures	376	Short	Jun 2015	(72,493,291)	(72,785,423)	(292,132)
	3-Month Sterling Futures	418	Short	Sep 2015	(80,408,676)	(80,850,560)	(441,884)
	Eurodollar Futures	373	Short	Jun 2015	(92,699,463)	(92,844,362)	(144,899)
	Eurodollar Futures	635	Short	Dec 2015	(157,120,277)	(157,297,439)	(177,162)
	German Euro BUND Futures	255	Short	Mar 2015	(47,238,888)	(48,095,684)	(856,796)
							($532,098)

High Yield Trust

The portfolio used futures contracts to manage duration of the portfolio. During the year ended December 31, 2014, the portfolio held futures contracts with total notional values ranging from approximately $513,300 to $29.0 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
High Yield Trust	10-Year U.S. Treasury Note Futures	224	Short	Mar 2015	($28,160,530)	($28,402,500)	($241,970)
	U.S. Treasury Long Bond Futures	4	Short	Mar 2015	(559,081)	(578,250)	(19,169)
							($261,139)

Investment Quality Bond Trust

The portfolio used futures contracts to gain exposure to foreign bond markets, gain exposure to treasury markets, manage against anticipated interest rate changes, manage duration of the portfolio, and substitute for securities purchased. During the year ended December 31, 2014, the portfolio held futures contracts with total notional values ranging from approximately $53.8 million to $134.2 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Investment Quality Bond Trust	5-Year U.S. Treasury Note Futures	86	Long	Mar 2015	$10,201,080	$10,227,953	$26,873
	U.K. Long Gilt Bond Futures	5	Long	Mar 2015	906,460	931,498	25,038
	U.S. Treasury Long Bond Futures	111	Long	Mar 2015	15,762,976	16,046,438	283,462
	U.S. Treasury Ultra Bond Futures	26	Long	Mar 2015	4,123,437	4,294,875	171,438
	2-Year U.S. Treasury Note Futures	36	Short	Mar 2015	(7,869,909)	(7,869,375)	534
	10-Year U.S. Treasury Note Futures	106	Short	Mar 2015	(13,415,988)	(13,440,469)	(24,481)
	German Euro BUND Futures	5	Short	Mar 2015	(926,121)	(943,053)	(16,932)
							$465,932

New Income Trust

The portfolio used futures contracts to maintain diversity and liquidity of the portfolio, manage against anticipated interest rate changes, manage duration of the portfolio, and substitute for securities purchased. During the year ended December 31, 2014, the portfolio held futures contracts with total notional values ranging from approximately $24.6 million to $299.4 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

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Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
New Income Trust	10-Year U.S. Treasury Note Futures	194	Short	Mar 2015	($24,596,093)	($24,598,594)	($2,501)
							($2,501)

Real Return Bond Trust

The portfolio used futures contracts to maintain diversity and liquidity of the portfolio, manage against anticipated interest rate changes, manage duration of the portfolio, and substitute for securities purchased. During the year ended December 31, 2014, the portfolio held futures contracts with total notional values ranging from approximately $6.8 million to $31.2 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Real Return Bond Trust	5-Year U.S. Treasury Note Futures	31	Long	Mar 2015	$3,687,729	$3,686,820	($909)
	10-Year U.S. Treasury Note Futures	6	Short	Mar 2015	(760,319)	(760,781)	(462)
	Eurodollar Futures	30	Short	Jun 2015	(7,467,346)	(7,467,375)	(29)
	Eurodollar Futures	25	Short	Sep 2015	(6,210,050)	(6,209,375)	675
	Eurodollar Futures	4	Short	Mar 2016	(988,596)	(988,200)	396
	Eurodollar Futures	4	Short	Jun 2016	(986,094)	(985,700)	394
	Eurodollar Futures	4	Short	Sep 2016	(983,646)	(983,350)	296
	Eurodollar Futures	4	Short	Dec 2016	(981,496)	(981,300)	196
	German Euro BUND Futures	20	Short	Mar 2015	(3,720,278)	(3,772,210)	(51,932)
							($51,375)

Short Term Government Income Trust

The portfolio used futures contracts to manage duration of the portfolio. During the year ended December 31, 2014, the portfolio held futures contracts with total notional values ranging from approximately $11.4 million to $42.4 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Short Term Government Income Trust	5-Year U.S. Treasury Note Futures	96	Short	Mar 2015	($11,420,773)	($11,417,250)	$3,523
							$3,523

Strategic Income Opportunities Trust

During the year ended December 31, 2014, the fund used futures contracts to manage duration of the portfolio. During the year ended December 31, 2014, the fund held futures contracts with notional values up to $136.4 million, as measured at each quarter end. There were no open futures contracts at December 31, 2014.

Total Return Trust

The portfolio used futures contracts to gain exposure to foreign bond market, gain exposure to treasuries market, maintain diversity and liquidity of the portfolio, manage against anticipated interest rate changes, manage duration of the portfolio, and substitute for securities purchased. During the year ended December 31, 2014, the portfolio held futures contracts with total notional values ranging from approximately $1.1 billion to $3.9 billion, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Total Return Trust	10-Year U.S. Treasury Note Futures	3,105	Long	Mar 2015	$392,046,361	$393,704,298	$1,657,937
	Euro-BTP Italian Government Bond Futures	36	Long	Mar 2015	5,811,666	5,906,981	95,315
	U.S. Treasury Long Bond Futures	1,304	Long	Mar 2015	185,724,765	188,509,500	2,784,735
	10-Year Canada Government Bond Futures	131	Short	Mar 2015	(15,322,951)	(15,618,971)	(296,020)
	3-Month Sterling Futures	50	Short	Mar 2015	(9,664,242)	(9,682,809)	(18,567)
	3-Month Sterling Futures	52	Short	Jun 2015	(10,032,576)	(10,066,069)	(33,493)
	3-Month Sterling Futures	236	Short	Sep 2015	(45,591,766)	(45,647,684)	(55,918)
	Eurodollar Futures	478	Short	Jun 2015	(118,971,812)	(118,980,175)	(8,363)
	Eurodollar Futures	477	Short	Sep 2015	(118,484,026)	(118,474,875)	9,151
	Eurodollar Futures	255	Short	Dec 2015	(63,184,826)	(63,166,688)	18,138
	Eurodollar Futures	106	Short	Mar 2016	(26,193,708)	(26,187,300)	6,408
	German Euro BUND Futures	351	Short	Mar 2015	(65,023,308)	(66,202,294)	(1,178,986)
							$2,980,337

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the

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DERIVATIVE INSTRUMENTS, CONTINUED

risk that currency movements will not favor the portfolios thereby reducing the portfolios’ total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following tables summarize the contracts held at December 31, 2014 and the range of notional contracts amounts held by the portfolios during the year ended December 31, 2014. In addition, the tables detail how the portfolios used forward foreign currency contracts during the year ended December 31, 2014.

Global Bond Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies, to maintain diversity and liquidity of the portfolio, and as a substitute for securities purchased. During the year ended December 31, 2014, the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $930.7 million to $1.6 billion, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Bond Trust
	AUD	1,133,000	USD	959,322	Royal Bank of Canada	1/5/2015	—	($34,341)	($34,341)
	AUD	21,941,664	USD	17,943,015	UBS AG	1/5/2015	—	(29,844)	(29,844)
	BRL	55,650,817	USD	21,419,401	BNP Paribas SA	1/5/2015	—	(483,874)	(483,874)
	BRL	34,226,445	USD	12,885,492	Citibank N.A.	1/5/2015	—	(9,695)	(9,695)
	BRL	18,470,173	USD	7,136,852	Credit Suisse International	1/5/2015	—	(188,476)	(188,476)
	BRL	47,202,470	USD	18,345,305	Deutsche Bank AG London	1/5/2015	—	(587,999)	(587,999)
	BRL	27,800,000	USD	11,296,221	Goldman Sachs Capital Markets LP	1/5/2015	—	(838,016)	(838,016)
	BRL	13,025,808	USD	4,903,926	HSBC Bank USA	1/5/2015	—	(3,690)	(3,690)
	BRL	90,196,689	USD	33,957,040	JPMorgan Chase Bank	1/5/2015	—	(25,549)	(25,549)
	BRL	12,400,000	USD	5,176,372	UBS AG	1/5/2015	—	(511,562)	(511,562)
	BRL	13,907,379	USD	5,274,940	UBS AG	2/3/2015	—	(83,801)	(83,801)
	CHF	6,364,000	USD	6,556,235	Citibank N.A.	2/12/2015	—	(151,165)	(151,165)
	CHF	3,816,000	USD	3,940,147	Goldman Sachs Capital Markets LP	2/12/2015	—	(99,520)	(99,520)
	CNY	4,482,200	USD	730,000	Bank of America, N.A.	9/8/2015	—	(21,376)	(21,376)
	CNY	8,950,800	USD	1,468,946	Barclays Capital	9/8/2015	—	(53,848)	(53,848)
	CNY	32,283,693	USD	5,336,196	Citibank N.A.	9/8/2015	—	(232,231)	(232,231)
	CNY	6,380,000	USD	1,055,680	JPMorgan Chase Bank	9/8/2015	—	(47,019)	(47,019)
	CNY	4,368,300	USD	710,000	Morgan Stanley Bank, N.A.	9/8/2015	—	(19,383)	(19,383)
	DKK	26,987,000	USD	4,513,574	Credit Suisse International	2/12/2015	—	(126,962)	(126,962)
	DKK	7,000	USD	1,180	UBS AG	2/12/2015	—	(42)	(42)
	EUR	4,936,000	USD	6,131,513	Bank of America, N.A.	2/19/2015	—	(156,064)	(156,064)
	EUR	14,320,000	USD	17,862,926	Citibank N.A.	2/19/2015	—	(527,347)	(527,347)
	EUR	27,892,000	USD	34,525,804	Goldman Sachs Capital Markets LP	2/19/2015	—	(760,162)	(760,162)
	GBP	4,388,000	USD	6,888,195	Credit Suisse International	1/5/2015	—	(49,053)	(49,053)
	GBP	481,000	USD	757,038	HSBC Bank USA	1/5/2015	—	(7,351)	(7,351)
	GBP	4,869,000	USD	7,606,586	Bank of America, N.A.	2/3/2015	—	(19,488)	(19,488)
	INR	792,809,257	USD	12,694,698	Citibank N.A.	1/20/2015	—	(174,675)	(174,675)
	JPY	1,863,400,000	USD	15,576,634	Bank of America, N.A.	1/5/2015	—	(19,780)	(19,780)
	JPY	8,393,319,835	USD	70,927,865	Credit Suisse International	1/5/2015	—	(855,066)	(855,066)
	JPY	1,133,900,000	USD	9,563,026	Goldman Sachs Capital Markets LP	1/5/2015	—	(96,504)	(96,504)
	JPY	271,500,000	USD	2,292,829	HSBC Bank USA	1/5/2015	—	(26,173)	(26,173)
	JPY	1,699,400,000	USD	14,223,708	JPMorgan Chase Bank N.A.	1/5/2015	—	(36,031)	(36,031)
	JPY	10,324,620,000	USD	86,110,259	Bank of America, N.A.	2/3/2015	$106,618	—	106,618
	MXN	37,306,000	USD	2,736,100	Barclays Bank PLC Wholesale	2/5/2015	—	(212,270)	(212,270)
	MXN	21,677,169	USD	1,503,127	JPMorgan Chase Bank N.A.	2/5/2015	—	(36,620)	(36,620)
	MXN	1,647,000	USD	111,791	UBS AG	2/5/2015	—	(368)	(368)
	MYR	69,874,406	USD	21,358,522	UBS AG	1/20/2015	—	(1,398,454)	(1,398,454)
	NZD	16,881,000	USD	13,076,469	Bank of America, N.A.	1/5/2015	91,557	—	91,557
	NZD	5,876,000	USD	4,540,288	Goldman Sachs Capital Markets LP	1/5/2015	43,286	—	43,286
	SEK	20,384,642	USD	2,756,857	Bank of America, N.A.	2/12/2015	—	(141,607)	(141,607)
	USD	126,523	AUD	153,000	Goldman Sachs Capital Markets LP	1/5/2015	1,613	—	1,613
	USD	19,606,662	AUD	22,921,664	HSBC Bank USA	1/5/2015	893,419	—	893,419
	USD	799,255	AUD	976,000	JPMorgan Chase Bank N.A.	1/5/2015	2,449	—	2,449
	USD	1,442,095	AUD	1,770,000	Citibank N.A.	2/3/2015	115	—	115
	USD	2,147,073	AUD	2,653,000	Goldman Sachs Capital Markets LP	2/3/2015	—	(14,269)	(14,269)
	USD	2,631,763	AUD	3,227,000	HSBC Bank USA	2/3/2015	2,796	—	2,796
	USD	17,905,034	AUD	21,941,664	UBS AG	2/3/2015	29,637	—	29,637
	USD	20,951,290	BRL	55,650,817	BNP Paribas SA	1/5/2015	15,764	—	15,764
	USD	14,477,324	BRL	34,226,444	Citibank N.A.	1/5/2015	1,601,527	—	1,601,527
	USD	7,736,247	BRL	18,470,173	Credit Suisse International	1/5/2015	787,872	—	787,872
	USD	17,770,676	BRL	47,202,470	Deutsche Bank AG London	1/5/2015	13,370	—	13,370
	USD	10,466,079	BRL	27,800,000	Goldman Sachs Capital Markets LP	1/5/2015	7,875	—	7,875
	USD	5,388,354	BRL	13,025,808	HSBC Bank USA	1/5/2015	488,118	—	488,118

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Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Bond Trust (continued)
	USD	38,449,428	BRL	90,196,688	JPMorgan Chase Bank	1/5/2015	$4,517,937	—	$4,517,937
	USD	5,085,165	BRL	12,400,000	UBS AG	1/5/2015	420,354	—	420,354
	USD	3,285,096	BRL	7,950,589	Barclays Capital	4/2/2015	366,290	—	366,290
	USD	6,766,870	BRL	18,470,173	Credit Suisse International	7/2/2015	159,106	—	159,106
	USD	17,398,625	BRL	47,202,470	Deutsche Bank AG London	7/2/2015	511,787	—	511,787
	USD	11,401,820	BRL	30,200,000	Goldman Sachs Capital Markets LP	10/2/2015	872,457	—	872,457
	USD	5,237,227	BRL	13,500,000	UBS AG	10/2/2015	530,393	—	530,393
	USD	249,877	CAD	290,000	Citibank N.A.	3/3/2015	597	—	597
	USD	2,007,791	CHF	1,943,000	Citibank N.A.	2/12/2015	52,252	—	52,252
	USD	8,902,397	CHF	8,530,000	Goldman Sachs Capital Markets LP	2/12/2015	317,348	—	317,348
	USD	13,383,339	CHF	12,900,000	UBS AG	3/16/2015	391,372	—	391,372
	USD	8,513,048	CNY	52,576,587	UBS AG	2/9/2015	74,704	—	74,704
	USD	10,239,129	EUR	8,345,000	Bank of America, N.A.	2/19/2015	136,796	—	136,796
	USD	30,802,436	EUR	24,803,000	Citibank N.A.	2/19/2015	776,292	—	776,292
	USD	7,969,272	EUR	6,462,000	Goldman Sachs Capital Markets LP	2/19/2015	146,470	—	146,470
	USD	102,830,196	EUR	82,699,033	JPMorgan Chase Bank N.A.	2/19/2015	2,715,973	—	2,715,973
	USD	7,608,445	GBP	4,869,000	Bank of America, N.A.	1/5/2015	19,617	—	19,617
	USD	8,430,000	ILS	33,342,853	Bank of America, N.A.	1/14/2015	—	($118,290)	(118,290)
	USD	1,703,000	ILS	6,666,484	Bank of America, N.A.	3/12/2015	—	(6,496)	(6,496)
	USD	247,000	ILS	965,375	BNP Paribas SA	3/12/2015	—	(552)	(552)
	USD	1,835,000	ILS	7,196,690	JPMorgan Chase Bank N.A.	3/12/2015	—	(10,457)	(10,457)
	USD	364,000	INR	23,212,280	JPMorgan Chase Bank	1/20/2015	—	(2,568)	(2,568)
	USD	612,000	INR	38,971,228	UBS AG	1/20/2015	—	(3,433)	(3,433)
	USD	124,000	INR	7,908,720	JPMorgan Chase Bank	1/23/2015	—	(815)	(815)
	USD	5,415,000	INR	342,588,310	Goldman Sachs Capital Markets LP	2/26/2015	46,066	—	46,066
	USD	4,230,000	INR	266,488,650	UBS AG	2/26/2015	53,675	—	53,675
	USD	86,091,373	JPY	10,324,619,835	Bank of America, N.A.	1/5/2015	—	(105,153)	(105,153)
	USD	14,323,774	JPY	1,693,000,000	Goldman Sachs Capital Markets LP	1/5/2015	189,529	—	189,529
	USD	11,352,086	JPY	1,343,900,000	JPMorgan Chase Bank N.A.	1/5/2015	132,350	—	132,350
	USD	10,570,152	MXN	143,246,696	BNP Paribas SA	2/5/2015	879,207	—	879,207
	USD	7,518,961	MXN	106,416,743	JPMorgan Chase Bank N.A.	2/5/2015	319,642	—	319,642
	USD	8,814,459	MXN	123,155,743	Royal Bank of Canada	2/5/2015	482,711	—	482,711
	USD	8,455,510	MXN	120,293,467	Bank of America, N.A.	3/19/2015	339,369	—	339,369
	USD	4,703,000	MYR	15,703,317	Goldman Sachs Capital Markets LP	2/26/2015	231,175	—	231,175
	USD	2,910,000	MYR	9,541,890	HSBC Bank USA	2/26/2015	192,761	—	192,761
	USD	7,458,000	MYR	24,667,335	UBS AG	2/26/2015	433,496	—	433,496
	USD	17,759,759	NZD	22,757,000	Goldman Sachs Capital Markets LP	1/5/2015	8,159	—	8,159
	USD	8,039,030	NZD	10,374,000	Bank of America, N.A.	2/3/2015	—	(30,981)	(30,981)
	USD	503,324	ZAR	5,633,455	Deutsche Bank AG London	1/30/2015	18,265	—	18,265
							$19,422,166	($8,358,420)	$11,063,746

High Yield Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended December 31, 2014, the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $6.9 million to $9.1 milion, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
High Yield Trust
	CAD	2,322,428	USD	2,032,760	Citibank N.A. London	2/13/2015	—	($35,599)	($35,599)
	EUR	203,005	USD	249,551	Citibank N.A. London	2/13/2015	—	(3,808)	(3,808)
	EUR	264,121	USD	326,530	UBS AG London	2/13/2015	—	(6,804)	(6,804)
	USD	1,977,656	EUR	1,580,104	Citibank N.A. London	2/13/2015	$64,898	—	64,898
	USD	2,506,591	EUR	2,008,145	UBS AG London	2/13/2015	75,676	—	75,676
							$140,574	($46,211)	$94,363

Investment Quality Bond Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies, and as a substitute for securities purchased. During the year ended December 31, 2014, the portfolio held forward foreign currency contracts with USD notional values up to approximately $12.4 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investment Quality Bond Trust
	BRL	1,235,000	USD	454,658	UBS AG	1/15/2015	$8,689	—	$8,689
	COP	217,300,000	USD	93,342	UBS AG	1/15/2015	—	($1,925)	(1,925)

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Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investment Quality Bond Trust (continued)
	EUR	65,000	USD	79,877	Royal Bank of Canada	1/16/2015	—	($1,214)	($1,214)
	EUR	2,000	USD	2,478	National Australia Bank Limited	3/18/2015	—	(56)	(56)
	MYR	1,020,000	USD	292,138	Bank of America, N.A.	2/13/2015	—	(1,345)	(1,345)
	NGN	61,131,000	USD	336,810	BNP Paribas SA	10/8/2015	—	(37,006)	(37,006)
	RON	1,800,000	USD	498,587	BNP Paribas SA	3/16/2015	—	(13,499)	(13,499)
	RSD	20,000,000	USD	201,552	Citibank N.A.	9/18/2015	—	(14,068)	(14,068)
	TRY	1,265,000	USD	532,676	Bank of America, N.A.	3/31/2015	—	(1,246)	(1,246)
	USD	881,671	BRL	2,385,000	UBS AG	1/15/2015	—	(13,131)	(13,131)
	USD	748,827	COP	1,769,400,000	Bank of America, N.A.	1/15/2015	$4,447	—	4,447
	USD	4,339,111	EUR	3,494,000	JPMorgan Chase Bank N.A.	1/16/2015	110,700	—	110,700
	USD	219,886	EUR	170,000	Citibank N.A.	9/18/2015	13,565	—	13,565
	USD	1,022,840	GBP	653,000	Citibank N.A.	1/16/2015	5,161	—	5,161
	USD	244,402	GBP	155,000	Bank of America, N.A.	2/6/2015	2,879	—	2,879
	USD	228,230	GBP	145,000	Morgan Stanley and Company International PLC	2/6/2015	2,290	—	2,290
	USD	630,671	MYR	2,120,000	Barclays Bank PLC Wholesale	2/13/2015	26,276	—	26,276
	USD	171,010	NGN	34,202,000	JPMorgan Chase Bank	1/15/2015	—	(12,743)	(12,743)
	USD	127,660	NGN	27,000,000	Citibank N.A.	10/8/2015	—	(4,756)	(4,756)
	USD	165,478	RUB	8,700,000	JPMorgan Chase Bank	1/15/2015	22,442	—	22,442
	USD	542,181	TRY	1,265,000	Barclays Bank PLC Wholesale	3/31/2015	10,750	—	10,750
	USD	317,524	ZAR	3,660,000	Barclays Bank PLC Wholesale	1/15/2015	1,633	—	1,633
	ZAR	3,660,000	USD	316,875	Citibank N.A.	1/15/2015	—	(983)	(983)
							$208,832	($101,972)	$106,860

New Income Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and manage currency exposure. During the year ended December 31, 2014, the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $109.5 million to $448.8 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
New Income Trust
	EUR	3,775,000	USD	4,665,521	Bank of America, N.A.	3/3/2015	—	($95,126)	($95,126)
	HKD	40,945,000	USD	5,278,322	Bank of America, N.A.	2/25/2015	$1,565	—	1,565
	INR	275,385,000	USD	4,411,807	Bank of America, N.A.	2/18/2015	—	(89,045)	(89,045)
	MXN	129,775,000	USD	9,542,139	State Street Bank London	2/13/2015	—	(767,273)	(767,273)
	MYR	14,055,000	USD	4,164,444	HSBC Bank USA	2/6/2015	—	(155,037)	(155,037)
	NOK	43,325,000	USD	6,687,704	Skandinaviska Enskilda Bank	1/14/2015	—	(876,137)	(876,137)
	PLN	14,935,000	USD	4,430,830	Bank of America, N.A.	3/3/2015	—	(223,340)	(223,340)
	SEK	48,125,000	USD	6,532,049	Barclays Bank PLC Wholesale	1/14/2015	—	(358,469)	(358,469)
	USD	6,544,326	AUD	7,970,000	Westpac Banking Corporation	3/16/2015	70,570	—	70,570
	USD	4,236,962	BRL	11,000,000	Royal Bank of Scotland PLC	3/3/2015	162,117	—	162,117
	USD	4,371,808	CAD	4,930,000	Royal Bank of Canada (UK)	1/26/2015	130,568	—	130,568
	USD	6,890,330	EUR	5,435,000	Bank of America, N.A.	1/9/2015	313,427	—	313,427
	USD	4,215,197	EUR	3,305,000	Deutsche Bank AG London	1/30/2015	214,915	—	214,915
	USD	4,686,032	EUR	3,775,000	Bank of America, N.A.	3/3/2015	115,636	—	115,636
	USD	4,378,214	JPY	472,770,000	Deutsche Bank AG London	1/30/2015	430,430	—	430,430
	USD	4,165,926	MYR	14,055,000	HSBC Bank USA	2/6/2015	156,518	—	156,518
	USD	6,302,597	NOK	43,325,000	Barclays Bank PLC Wholesale	1/14/2015	491,030	—	491,030
	USD	4,330,959	PLN	14,935,000	Bank of America, N.A.	3/3/2015	123,470	—	123,470
	USD	6,678,833	SEK	48,125,000	Skandinaviska Enskilda Bank	1/14/2015	505,253	—	505,253
	USD	4,354,427	SGD	5,550,000	Bank of America, N.A.	1/27/2015	167,109	—	167,109
	USD	2,678,534	ZAR	31,525,000	Deutsche Bank AG London	3/16/2015	—	(15,608)	(15,608)
							$2,882,608	($2,580,035)	$302,573

Real Return Bond Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies, and to maintain diversity and liquidity of the portfolio. During the year ended December 31, 2014, the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $19.5 million to $81.1 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Real Return Bond Trust
	AUD	142,000	USD	120,660	Citibank N.A.	1/5/2015	—	($4,731)	($4,731)
	BRL	2,117,701	USD	801,562	BNP Paribas SA	1/5/2015	—	(4,895)	(4,895)

83

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Real Return Bond Trust (continued)
	BRL	816,311	USD	307,323	Deutsche Bank AG London	1/5/2015	—	($231)	($231)
	BRL	596,310	USD	224,497	UBS AG	1/5/2015	—	(169)	(169)
	BRL	1,187,828	USD	459,206	Barclays Capital	2/3/2015	—	(15,831)	(15,831)
	BRL	790,811	USD	307,661	HSBC Bank USA	2/3/2015	—	(12,479)	(12,479)
	BRL	448,633	USD	165,364	Deutsche Bank AG London	7/2/2015	—	(4,864)	(4,864)
	EUR	44,000	USD	54,400	BNP Paribas SA	1/5/2015	—	(1,157)	(1,157)
	EUR	12,038,000	USD	14,753,773	Citibank N.A.	1/5/2015	—	(187,189)	(187,189)
	EUR	57,000	USD	69,927	JPMorgan Chase Bank N.A.	1/5/2015	—	(954)	(954)
	INR	110,482,558	USD	1,770,999	Citibank N.A.	1/20/2015	—	(26,261)	(26,261)
	JPY	232,400,000	USD	1,937,857	Bank of America, N.A.	1/5/2015	$2,367	—	2,367
	MXN	2,004,341	USD	151,790	BNP Paribas SA	2/5/2015	—	(16,192)	(16,192)
	MXN	8,587,000	USD	624,991	UBS AG	2/5/2015	—	(44,063)	(44,063)
	MYR	1,849,186	USD	570,033	UBS AG	1/20/2015	—	(41,801)	(41,801)
	PLN	572,286	USD	170,424	UBS AG	1/30/2015	—	(8,973)	(8,973)
	USD	567,115	AUD	663,000	HSBC Bank USA	1/5/2015	25,842	—	25,842
	USD	788,820	BRL	2,117,701	BNP Paribas SA	1/5/2015	—	(7,847)	(7,847)
	USD	307,362	BRL	816,311	Deutsche Bank AG London	1/5/2015	270	—	270
	USD	220,000	BRL	596,310	UBS AG	1/5/2015	—	(4,328)	(4,328)
	USD	623,554	BRL	1,669,068	BNP Paribas SA	2/3/2015	550	—	550
	USD	265,515	CAD	308,000	Citibank N.A.	3/3/2015	761	—	761
	USD	177,535	CAD	207,000	Goldman Sachs Capital Markets LP	3/3/2015	—	(400)	(400)
	USD	365,463	EUR	294,000	Bank of America, N.A.	1/5/2015	9,708	—	9,708
	USD	118,537	EUR	95,000	BNP Paribas SA	1/5/2015	3,582	—	3,582
	USD	1,060,117	EUR	854,000	Citibank N.A.	1/5/2015	26,734	—	26,734
	USD	13,512,892	EUR	10,896,000	JPMorgan Chase Bank N.A.	1/5/2015	328,185	—	328,185
	USD	14,757,866	EUR	12,038,000	Citibank N.A.	2/3/2015	186,777	—	186,777
	USD	2,207,774	GBP	1,413,000	Credit Suisse International	2/3/2015	5,974	—	5,974
	USD	42,410	GBP	27,000	Goldman Sachs Capital Markets LP	2/3/2015	337	—	337
	USD	48,640	GBP	31,000	UBS AG	2/3/2015	335	—	335
	USD	1,189,832	JPY	140,800,000	Credit Suisse International	1/5/2015	14,344	—	14,344
	USD	775,726	JPY	91,600,000	Goldman Sachs Capital Markets LP	1/5/2015	10,991	—	10,991
	USD	1,938,282	JPY	232,400,000	Bank of America, N.A.	2/3/2015	—	(2,400)	(2,400)
	USD	320,000	KRW	348,728,000	Bank of America, N.A.	2/26/2015	3,528	—	3,528
	USD	898,709	MXN	11,820,719	BNP Paribas SA	1/8/2015	97,654	—	97,654
	USD	211,776	MXN	2,886,000	Barclays Bank PLC Wholesale	2/5/2015	16,532	—	16,532
	USD	929,572	MXN	13,108,132	JPMorgan Chase Bank N.A.	2/5/2015	42,779	—	42,779
	USD	840,292	MXN	11,931,563	Bank of America, N.A.	3/19/2015	35,276	—	35,276
	USD	557,847	MYR	1,837,547	UBS AG	2/26/2015	34,570	—	34,570
	USD	531,339	NZD	679,000	Goldman Sachs Capital Markets LP	1/5/2015	1,685	—	1,685
							$848,781	($384,765)	$464,016

Strategic Income Opportunities Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, and enhance potential gain/income. During the year ended December 31, 2014, the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $347 million to $1.2 billion, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Strategic Income Opportunities Trust
	AUD	492,271	USD	403,662	Toronto Dominion Bank	1/5/2015	—	($1,772)	($1,772)
	AUD	3,680,000	USD	2,992,981	State Street Bank and Trust Company	2/25/2015	$260	—	260
	CAD	4,525,000	MXN	56,867,032	Bank of Montreal	2/25/2015	48,135	—	48,135
	CAD	12,500,000	SGD	14,076,747	Standard Chartered Bank	2/25/2015	130,684	—	130,684
	CAD	1,521,852	USD	1,311,942	Toronto Dominion Bank	1/6/2015	—	(2,145)	(2,145)
	CAD	38,502,222	USD	33,262,500	Royal Bank of Canada	2/25/2015	—	(161,844)	(161,844)
	CAD	3,339,232	USD	2,920,000	Toronto Dominion Bank	2/25/2015	—	(49,237)	(49,237)
	EUR	2,265,000	USD	2,807,014	Deutsche Bank AG London	2/25/2015	—	(64,908)	(64,908)
	GBP	2,265,000	USD	3,557,703	Deutsche Bank AG London	2/25/2015	—	(28,899)	(28,899)
	GBP	2,265,000	USD	3,538,383	Standard Chartered Bank	2/25/2015	—	(9,579)	(9,579)
	JPY	2,957,873,305	USD	24,895,000	Deutsche Bank AG London	2/25/2015	—	(190,276)	(190,276)
	MXN	57,572,932	CAD	4,525,000	Bank of Montreal	2/25/2015	—	(443)	(443)
	USD	1,990,866	AUD	2,461,628	Barclays Bank PLC Wholesale	2/25/2015	—	(11,374)	(11,374)
	USD	30,508,377	AUD	36,415,304	Canadian Imperial Bank of Commerce	2/25/2015	888,875	—	888,875
	USD	402,146	AUD	492,271	Toronto Dominion Bank	2/25/2015	1,742	—	1,742
	USD	40,692,500	CAD	47,087,141	Royal Bank of Canada	2/25/2015	211,324	—	211,324
	USD	1,714,913	CAD	2,000,000	State Street Bank and Trust Company	2/25/2015	—	(4,503)	(4,503)
	USD	42,651,798	CAD	48,685,873	Toronto Dominion Bank	2/25/2015	796,180	—	796,180
	USD	27,827,992	EUR	22,580,000	Deutsche Bank AG London	2/25/2015	491,672	—	491,672

84

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Strategic Income Opportunities Trust (continued)
	USD	6,552,437	GBP	4,170,213	Deutsche Bank AG London	2/25/2015	$55,367	—	$55,367
	USD	3,538,881	GBP	2,265,000	Standard Chartered Bank	2/25/2015	10,077	—	10,077
	USD	29,425,000	JPY	3,504,053,283	Deutsche Bank AG London	2/25/2015	158,476	—	158,476
	USD	9,783,955	NOK	69,111,415	Standard Chartered Bank	2/25/2015	524,478	—	524,478
	USD	27,392,079	NZD	35,518,314	Bank of Nova Scotia	2/25/2015	—	($178,408)	(178,408)
	USD	810,730	NZD	1,060,748	Canadian Imperial Bank of Commerce	2/25/2015	—	(12,658)	(12,658)
	USD	1,282,846	NZD	1,662,364	Toronto Dominion Bank	2/25/2015	—	(7,535)	(7,535)
	USD	978,172	SEK	7,508,300	Barclays Bank PLC Wholesale	2/25/2015	14,845	—	14,845
	USD	9,318,846	SEK	70,142,955	Citibank N.A.	2/25/2015	319,390	—	319,390
	USD	1,514,005	SGD	2,000,000	Citibank N.A.	2/25/2015	5,750	—	5,750
							$3,657,255	($723,581)	$2,933,674

Total Return Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio. During the year ended December 31, 2014, the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $490.9 million to $1.6 billion, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Total Return Trust
	AUD	1,200,000	USD	1,002,944	BNP Paribas SA	1/5/2015	—	($23,265)	($23,265)
	AUD	1,821,000	USD	1,556,443	Deutsche Bank AG London	1/5/2015	—	(69,779)	(69,779)
	AUD	2,000,000	USD	1,686,112	Goldman Sachs Capital Markets LP	1/5/2015	—	(53,312)	(53,312)
	AUD	9,793,700	USD	8,021,601	UBS AG	1/5/2015	—	(26,026)	(26,026)
	BRL	7,519,027	USD	2,830,746	BNP Paribas SA	1/5/2015	—	(2,130)	(2,130)
	BRL	7,519,027	USD	2,922,280	Deutsche Bank AG London	1/5/2015	—	(93,664)	(93,664)
	CHF	867,000	USD	893,189	Citibank N.A.	2/12/2015	—	(20,594)	(20,594)
	CHF	1,760,000	USD	1,815,656	Goldman Sachs Capital Markets LP	2/12/2015	—	(44,297)	(44,297)
	EUR	5,971,000	USD	7,406,912	Bank of America, N.A.	1/5/2015	—	(181,702)	(181,702)
	EUR	32,344,000	USD	40,011,289	Citibank N.A.	1/5/2015	—	(873,427)	(873,427)
	EUR	88,709,869	USD	108,084,104	Goldman Sachs Capital Markets LP	1/5/2015	—	(740,710)	(740,710)
	EUR	3,627,131	USD	4,498,260	JPMorgan Chase Bank N.A.	1/5/2015	—	(109,248)	(109,248)
	EUR	392,000	USD	512,423	Bank of America, N.A.	6/15/2015	—	(37,340)	(37,340)
	EUR	1,845,000	USD	2,461,616	Barclays Bank PLC Wholesale	6/15/2015	—	(225,574)	(225,574)
	EUR	1,767,000	USD	2,368,681	BNP Paribas SA	6/15/2015	—	(227,171)	(227,171)
	EUR	4,350,000	USD	5,754,920	Citibank N.A.	6/15/2015	—	(482,950)	(482,950)
	EUR	1,832,000	USD	2,382,113	Deutsche Bank AG London	6/15/2015	—	(161,826)	(161,826)
	EUR	23,311,000	USD	31,210,084	Goldman Sachs Capital Markets LP	6/15/2015	—	(2,958,387)	(2,958,387)
	EUR	2,805,000	USD	3,750,566	JPMorgan Chase Bank N.A.	6/15/2015	—	(351,059)	(351,059)
	EUR	1,078,000	USD	1,420,713	UBS AG	6/15/2015	—	(114,235)	(114,235)
	EUR	1,241,000	USD	1,676,033	Bank of America, N.A.	6/13/2016	—	(156,755)	(156,755)
	EUR	4,463,000	USD	6,032,191	Deutsche Bank AG London	6/13/2016	—	(568,424)	(568,424)
	INR	50,665,500	USD	810,000	JPMorgan Chase Bank	1/8/2015	—	(7,857)	(7,857)
	JPY	5,360,482,814	USD	44,748,822	Bank of America, N.A.	1/5/2015	$3,915	—	3,915
	JPY	85,591,632	USD	723,000	Citibank N.A.	1/5/2015	—	(8,426)	(8,426)
	JPY	1,662,700,000	USD	14,022,791	Goldman Sachs Capital Markets LP	1/5/2015	—	(141,509)	(141,509)
	JPY	729,181,040	USD	6,157,988	HSBC Bank USA	1/5/2015	—	(70,318)	(70,318)
	JPY	3,724,500,000	USD	31,258,417	JPMorgan Chase Bank N.A.	1/5/2015	—	(163,912)	(163,912)
	JPY	142,300,000	USD	1,182,139	Goldman Sachs Capital Markets LP	2/3/2015	6,153	—	6,153
	JPY	60,000,000	USD	567,410	Bank of America, N.A.	3/10/2015	—	(66,217)	(66,217)
	MXN	349,592,963	USD	25,531,712	BNP Paribas SA	1/22/2015	—	(1,860,933)	(1,860,933)
	MXN	361,456,527	USD	26,460,946	Bank of America, N.A.	2/5/2015	—	(2,007,641)	(2,007,641)
	MXN	26,507,000	USD	1,930,196	Barclays Bank PLC Wholesale	2/5/2015	—	(136,942)	(136,942)
	MXN	3,306,000	USD	244,353	BNP Paribas SA	2/5/2015	—	(20,695)	(20,695)
	MXN	1,655,000	USD	120,769	Citibank N.A.	2/5/2015	—	(8,805)	(8,805)
	MXN	1,648,000	USD	120,706	Goldman Sachs Capital Markets LP	2/5/2015	—	(9,215)	(9,215)
	MXN	27,117,000	USD	1,883,232	JPMorgan Chase Bank N.A.	2/5/2015	—	(48,709)	(48,709)
	MXN	124,246,070	USD	9,402,964	Royal Bank of Canada	2/5/2015	—	(997,453)	(997,453)
	MXN	78,439,475	USD	5,746,397	Barclays Bank PLC Wholesale	2/19/2015	—	(444,758)	(444,758)
	USD	1,634,800	AUD	1,998,000	Credit Suisse International	1/5/2015	3,633	—	3,633
	USD	3,561,944	AUD	4,358,000	Goldman Sachs Capital Markets LP	1/5/2015	4,073	—	4,073
	USD	8,944,419	AUD	10,456,700	HSBC Bank USA	1/5/2015	407,571	—	407,571
	USD	1,111,260	AUD	1,357,000	JPMorgan Chase Bank N.A.	1/5/2015	3,405	—	3,405
	USD	1,384,248	AUD	1,699,000	Citibank N.A.	2/3/2015	110	—	110
	USD	2,478,886	AUD	3,063,000	Goldman Sachs Capital Markets LP	2/3/2015	—	(16,474)	(16,474)
	USD	1,963,706	AUD	2,412,000	HSBC Bank USA	2/3/2015	—	(1,298)	(1,298)
	USD	6,278,282	AUD	7,693,700	UBS AG	2/3/2015	10,392	—	10,392
	USD	2,893,993	BRL	7,519,027	BNP Paribas SA	1/5/2015	65,377	—	65,377

85

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Total Return Trust (continued)
	USD	2,830,746	BRL	7,519,027	Deutsche Bank AG London	1/5/2015	$2,130	—	$2,130
	USD	2,771,481	BRL	7,519,027	Deutsche Bank AG London	7/2/2015	81,524	—	81,524
	USD	294,536	CAD	332,000	Citibank N.A.	1/5/2015	8,791	—	8,791
	USD	294,485	CAD	332,000	HSBC Bank USA	1/5/2015	8,740	—	8,740
	USD	295,375	CAD	333,000	Royal Bank of Canada	1/5/2015	8,769	—	8,769
	USD	27,378,407	CAD	31,370,726	Citibank N.A.	3/3/2015	412,463	—	412,463
	USD	3,372,219	CHF	3,248,000	Goldman Sachs Capital Markets LP	2/12/2015	103,256	—	103,256
	USD	10,103,314	EUR	8,155,000	BNP Paribas SA	1/5/2015	235,355	—	235,355
	USD	7,954,269	EUR	6,453,000	Citibank N.A.	1/5/2015	145,815	—	145,815
	USD	96,766,749	EUR	78,080,000	Goldman Sachs Capital Markets LP	1/5/2015	2,286,031	—	2,286,031
	USD	46,986,454	EUR	37,964,000	JPMorgan Chase Bank N.A.	1/5/2015	1,048,108	—	1,048,108
	USD	984,979	EUR	810,000	Bank of America, N.A.	2/3/2015	4,535	—	4,535
	USD	108,116,200	EUR	88,710,000	Goldman Sachs Capital Markets LP	2/3/2015	739,453	—	739,453
	USD	4,156,410	EUR	3,398,000	JPMorgan Chase Bank N.A.	2/3/2015	43,388	—	43,388
	USD	17,510,675	EUR	12,879,000	Bank of America, N.A.	6/15/2015	1,902,009	—	1,902,009
	USD	9,996,652	EUR	7,358,000	Barclays Bank PLC Wholesale	6/15/2015	1,079,146	—	1,079,146
	USD	7,933,712	EUR	5,850,000	BNP Paribas SA	6/15/2015	843,822	—	843,822
	USD	11,618,133	EUR	8,499,000	Citibank N.A.	6/15/2015	1,317,796	—	1,317,796
	USD	14,459,122	EUR	10,653,000	Credit Suisse International	6/15/2015	1,548,250	—	1,548,250
	USD	9,361,569	EUR	7,000,000	Bank of America, N.A.	8/7/2015	871,675	—	871,675
	USD	936,551	EUR	700,000	Deutsche Bank AG London	8/7/2015	87,562	—	87,562
	USD	42,952,544	EUR	31,406,000	Bank of America, N.A.	6/13/2016	4,504,175	—	4,504,175
	USD	15,387,070	EUR	11,238,000	Deutsche Bank AG London	6/13/2016	1,629,100	—	1,629,100
	USD	9,724,508	EUR	7,063,000	Bank of America, N.A.	6/27/2016	1,072,956	—	1,072,956
	USD	10,747,391	EUR	7,816,000	Barclays Bank PLC Wholesale	6/27/2016	1,173,480	—	1,173,480
	USD	4,762,418	GBP	3,048,000	Credit Suisse International	2/3/2015	12,885	—	12,885
	USD	16,034,000	ILS	63,418,466	Bank of America, N.A.	1/14/2015	—	($224,940)	(224,940)
	USD	2,728,000	ILS	10,667,859	Bank of America, N.A.	3/12/2015	—	(7,573)	(7,573)
	USD	395,000	ILS	1,543,818	BNP Paribas SA	3/12/2015	—	(883)	(883)
	USD	2,810,792	ILS	11,021,511	JPMorgan Chase Bank N.A.	3/12/2015	—	(15,467)	(15,467)
	USD	540,000	INR	33,777,000	HSBC Bank USA	1/8/2015	5,238	—	5,238
	USD	995,000	INR	63,401,550	JPMorgan Chase Bank	1/20/2015	—	(6,236)	(6,236)
	USD	2,655,000	INR	169,066,764	UBS AG	1/20/2015	—	(14,898)	(14,898)
	USD	913,000	INR	58,231,140	JPMorgan Chase Bank	1/23/2015	—	(6,002)	(6,002)
	USD	58,342,816	JPY	6,904,055,486	Credit Suisse International	1/5/2015	703,348	—	703,348
	USD	24,260,052	JPY	2,858,200,000	Goldman Sachs Capital Markets LP	1/5/2015	397,972	—	397,972
	USD	15,253,038	JPY	1,800,200,000	JPMorgan Chase Bank N.A.	1/5/2015	223,818	—	223,818
	USD	24,386,013	JPY	2,923,883,000	Bank of America, N.A.	2/3/2015	—	(30,194)	(30,194)
	USD	4,422,243	JPY	532,300,000	JPMorgan Chase Bank N.A.	2/3/2015	—	(22,787)	(22,787)
	USD	1,817,698	JPY	218,886,631	UBS AG	2/3/2015	—	(10,139)	(10,139)
	USD	13,555,876	JPY	1,600,000,000	Citibank N.A.	3/2/2015	191,792	—	191,792
	USD	551,896	JPY	60,000,000	Bank of America, N.A.	3/10/2015	50,703	—	50,703
	USD	25,079,037	MXN	332,348,617	BNP Paribas SA	1/22/2015	2,575,865	—	2,575,865
	USD	1,181,241	MXN	15,600,654	Goldman Sachs Capital Markets LP	1/22/2015	124,928	—	124,928
	USD	815,944	MXN	11,148,000	Barclays Bank PLC Wholesale	2/5/2015	61,758	—	61,758
	USD	9,979,328	MXN	132,188,817	BNP Paribas SA	2/5/2015	1,036,473	—	1,036,473
	USD	28,897,915	MXN	396,795,352	Deutsche Bank AG London	2/5/2015	2,053,864	—	2,053,864
	USD	9,504,273	MXN	134,561,927	JPMorgan Chase Bank N.A.	2/5/2015	400,872	—	400,872
	USD	651,000	MXN	9,536,740	Nomura Global Financial Products, Inc.	2/5/2015	5,819	—	5,819
	USD	13,683,551	MXN	193,525,095	Royal Bank of Canada	2/5/2015	591,166	—	591,166
	USD	5,891,492	MXN	78,137,686	BNP Paribas SA	2/19/2015	610,251	—	610,251
							$30,709,710	($13,872,156)	$16,837,554

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase a portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease a portfolio’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the portfolios purchase an option, the premium paid by the portfolios is included in the Portfolio of investments and subsequently ”marked-to-market“ to reflect current market value. If the purchased option expires, the portfolio realizes a loss equal to the cost of the option. If a portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a portfolio enters into a closing sale transaction, the portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a portfolio writes an option, the premium received is included as a liability and subsequently ”marked-to-market“ to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds

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or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the portfolios.

The following table summarizes the range of market values of purchased options held by the portfolios during the year ended December 31, 2014. In addition, the table details how the portfolios used purchased options during the year ended December 31, 2014.

Portfolio	Market Value Range	Reasons for purchasing options
Global Bond Trust	$101.3 thousand to $1.8 million	To manage duration of the portfolio, to manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio.
Investment Quality Bond Trust	up to $190.3 thousand	To manage against anticipated changes in securities markets.
New Income Trust	up to $48.8 thousand	To manage against anticipated interest rate changes.
Real Return Bond Trust	$447 to $138.7 thousand	To manage duration of the portfolio, to manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio.
Strategic Income Opportunities Trust	$245.2 thousand to $2.1 million	To manage against anticipated currency exchange rates.
Total Return Trust	up to $80.9 thousand	To manage duration of the portfolio, to manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio.

The following tables summarize the portfolios’ written options activities during the year ended December 31, 2014. In addition, the tables detail how the portfolios used written option contracts held during the year ended December 31, 2014.

	Number of Contracts/Notional	Premiums Received
Global Bond Trust
Outstanding, beginning of period	203,300,325	$1,595,441
Options written	355,003,887	5,491,751
Option closed	(51,200,000)	(1,051,985)
Options exercised	(48,101,834)	(1,139,104)
Options expired	(343,102,378)	(2,278,752)
Outstanding, end of period	115,900,000	$2,617,351
Real Return Bond Trust
Outstanding, beginning of period	38,200,000	$167,606
Options written	45,252,041	357,826
Option closed	(10,090,000)	(22,712)
Options exercised	(3,282,010)	(22,373)
Options expired	(50,710,031)	(234,080)
Outstanding, end of period	19,370,000	$246,267
Total Return Trust
Outstanding, beginning of period	724,300,271	$3,094,486
Options written	1,511,401,931	8,897,656
Option closed	(254,100,351)	(1,495,784)
Options exercised	(223,800,586)	(964,829)
Options expired	(1,384,501,265)	(6,295,655)
Outstanding, end of period	373,300,000	$3,235,874

Options on Exchange-Traded Future Contracts

Global Bond Trust

The portfolio used written options to manage against duration, manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio. At December 31, 2014, the portfolio held no options on exchange-traded futures.

Foreign Currency Options (OTC)

Global Bond Trust

The portfolio used written options to manage against anticipated currency exchange rates and gain exposure to foreign currencies.

Portfolio	Description	Counterparty	Exercise Price	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	Calls
	U.S. Dollar versus Indian Rupee	HSBC Bank USA, N.A.	64.25	Feb 2015	USD	7,300,000	$43,800	($66,459)
	U.S. Dollar versus Mexican Peso	JPMorgan Chase Bank	14.35	Feb 2015	USD	2,900,000	24,650	(100,511)
	U.S. Dollar versus Mexican Peso	Credit Suisse International	14.50	Feb 2015	USD	1,000,000	6,850	(22,870)
							$75,300	($189,840)
	Puts
	U.S. Dollar versus Japanese Yen	JPMorgan Chase Bank	91.00	Feb 2016	USD	8,400,000	$212,802	($14,944)
	U.S. Dollar versus Japanese Yen	Barclays Capital	91.00	Feb 2016	USD	3,300,000	78,672	(5,871)
	U.S. Dollar versus Japanese Yen	Barclays Capital	94.75	Apr 2016	USD	6,600,000	199,364	(27,218)
	U.S. Dollar versus Japanese Yen	Barclays Capital	94.75	Apr 2016	USD	1,000,000	29,320	(4,124)

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DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Description	Counterparty	Exercise Price	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust (continued)	Puts
	U.S. Dollar versus Japanese Yen	Citibank N.A.	93.00	Apr 2016	USD	2,000,000	$48,036	($6,646)
	U.S. Dollar versus Japanese Yen	Deutsche Bank AG	92.00	May 2016	USD	2,700,000	63,126	(9,048)
	U.S. Dollar versus Japanese Yen	Citibank N.A.	95.00	Sep 2016	USD	11,100,000	244,413	(79,265)
	U.S. Dollar versus Japanese Yen	Bank of America Securities	93.00	Sep 2016	USD	7,100,000	128,297	(41,201)
	U.S. Dollar versus Japanese Yen	Citigroup Global Markets	96.00	Sep 2016	USD	3,100,000	73,455	(24,499)
	U.S. Dollar versus Japanese Yen	Barclays Capital	97.00	Sep 2016	USD	2,100,000	42,189	(18,343)
	U.S. Dollar versus Japanese Yen	Bank of America N.A.	80.00	Feb 2019	USD	6,600,000	364,070	(95,575)
	U.S. Dollar versus Japanese Yen	Bank of America N.A.	80.00	Feb 2019	USD	3,600,000	177,884	(53,078)
							$1,661,628	($379,812)

Real Return Bond Trust

The portfolio used written options to manage against anticpated changes in currency exchange rates and gain exposure to foreign currencies.

Portfolio	Description	Counterparty	Exercise Price	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust	U.S. Dollar versus Brazilian Real	Deutsche Bank AG	2.68	Jul 2015	USD	270,000	$6,434	($16,724)
	U.S. Dollar versus Indian Rupee	JPMorgan Chase Bank	65.00	Mar 2015	USD	300,000	3,518	(2,252)
							$9,952	($18,976)

Total Return Trust

The portfolio used written options to manage against anticipated currency exchange rates and gain exposure to foreign currencies.

Portfolio	Description	Counterparty	Exercise Price	Expiration Date		Notional Amount	Premium	Value
Total Return Trust	CALLS
	Australian Dollar versus U.S. Dollar	Bank of America N.A.	0.90	Jan 2015	AUD	2,200,000	$14,938	($2)
	Australian Dollar versus U.S. Dollar	Credit Suisse International	0.89	Jan 2015	AUD	2,400,000	11,068	(2)
	Australian Dollar versus U.S. Dollar	Deutsche Bank AG	0.88	Jan 2015	AUD	1,600,000	8,978	(1)
	Euro versus U.S. Dollar	Barclays Bank PLC	1.27	Jan 2015	EUR	1,200,000	9,326	(145)
	Euro versus U.S. Dollar	Barclays Bank PLC	1.26	Jan 2015	EUR	2,400,000	24,474	(616)
	Euro versus U.S. Dollar	Citibank N.A.	1.27	Feb 2015	EUR	2,700,000	29,512	(4,633)
	Euro versus U.S. Dollar	Deutsche Bank AG	1.27	Jan 2015	EUR	2,300,000	19,616	(1,158)
	Euro versus U.S. Dollar	Deutsche Bank AG	1.26	Feb 2015	EUR	5,200,000	60,617	(9,967)
	Euro versus U.S. Dollar	Deutsche Bank AG	1.27	Feb 2015	EUR	2,300,000	26,294	(3,479)
	U.S. Dollar versus Brazilian Real	JPMorgan Chase Bank	2.80	Jan 2015	USD	1,600,000	15,360	(3,957)
	U.S. Dollar versus Brazilian Real	JPMorgan Chase Bank	2.80	Jan 2015	USD	1,600,000	12,560	(5,035)
	U.S. Dollar versus Brazilian Real	JPMorgan Chase Bank	2.90	Feb 2015	USD	1,800,000	14,220	(6,205)
	U.S. Dollar versus Indian Rupee	Barclays Bank PLC	63.90	Jan 2015	USD	2,200,000	11,990	(7,014)
	U.S. Dollar versus Indian Rupee	Barclays Bank PLC	63.27	Jan 2015	USD	3,000,000	21,000	(26,994)
	U.S. Dollar versus Indian Rupee	Barclays Bank PLC	63.85	Feb 2015	USD	1,800,000	9,771	(13,561)
	U.S. Dollar versus Indian Rupee	Barclays Bank PLC	64.25	Feb 2015	USD	1,800,000	15,210	(15,795)
	U.S. Dollar versus Indian Rupee	Credit Suisse International	64.00	Feb 2015	USD	1,000,000	5,340	(6,726)
	U.S. Dollar versus Indian Rupee	HSBC Bank USA, N.A.	63.00	Jan 2015	USD	2,900,000	32,625	(15,034)
	U.S. Dollar versus Indian Rupee	HSBC Bank USA, N.A.	63.85	Feb 2015	USD	900,000	7,650	(9,985)
	U.S. Dollar versus Indian Rupee	HSBC Bank USA, N.A.	64.25	Feb 2015	USD	1,600,000	9,600	(14,566)
	U.S. Dollar versus Indian Rupee	JPMorgan Chase Bank	63.40	Jan 2015	USD	1,100,000	7,007	(7,979)
	U.S. Dollar versus Indian Rupee	JPMorgan Chase Bank	65.90	May 2015	USD	5,300,000	43,460	(66,997)
	U.S. Dollar versus Indian Rupee	UBS AG	64.25	Feb 2015	USD	3,500,000	29,715	(30,713)
	U.S. Dollar versus Mexican Peso	Bank of America N.A.	13.90	Jan 2015	USD	2,000,000	11,900	(115,934)
	U.S. Dollar versus Mexican Peso	Bank of America N.A.	14.00	Jan 2015	USD	1,400,000	6,538	(73,786)
	U.S. Dollar versus Mexican Peso	Credit Suisse International	14.50	Feb 2015	USD	1,800,000	12,330	(41,166)
	U.S. Dollar versus Mexican Peso	HSBC Bank USA, N.A.	13.80	Jan 2015	USD	2,200,000	20,680	(143,654)
	U.S. Dollar versus Mexican Peso	HSBC Bank USA, N.A.	14.05	Feb 2015	USD	1,300,000	7,051	(67,356)
	U.S. Dollar versus Mexican Peso	JPMorgan Chase Bank	14.35	Feb 2015	USD	5,400,000	45,900	(187,159)
							$544,730	($879,619)
	PUTS
	Australian Dollar versus U.S. Dollar	Bank of America N.A.	0.839	Jan 2015	AUD	2,200,000	$12,640	($52,406)
	Australian Dollar versus U.S. Dollar	Deutsche Bank AG	0.855	Jan 2015	AUD	2,300,000	24,376	(91,088)
	U.S. Dollar versus Brazilian Real	JPMorgan Chase Bank	2.3	Jan 2015	USD	1,600,000	11,840	(2)
	U.S. Dollar versus Brazilian Real	JPMorgan Chase Bank	2.3	Jan 2015	USD	1,600,000	12,560	(2)
	U.S. Dollar versus Brazilian Real	JPMorgan Chase Bank	2.4	Feb 2015	USD	1,800,000	5,580	(281)
	U.S. Dollar versus Indian Rupee	Barclays Bank PLC	60.9	Jan 2015	USD	2,200,000	11,990	(2)
	U.S. Dollar versus Indian Rupee	HSBC Bank USA, N.A.	60	Jan 2015	USD	2,900,000	6,525	(3)
	U.S. Dollar versus Japanese Yen	Bank of America N.A.	113	May 2015	USD	6,400,000	92,480	(55,571)
	U.S. Dollar versus Japanese Yen	Bank of America N.A.	80	Feb 2019	USD	1,500,000	83,775	(21,722)

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Portfolio	Description	Counterparty	Exercise Price	Expiration Date		Notional Amount	Premium	Value
Total Return Trust (continued)	PUTS
	U.S. Dollar versus Japanese Yen	Barclays Bank PLC	112	Mar 2015	USD	6,000,000	$71,520	($15,804)
	U.S. Dollar versus Japanese Yen	BNP Paribas	110.5	Jan 2015	USD	1,600,000	14,256	(2)
	U.S. Dollar versus Japanese Yen	BNP Paribas	115	Jan 2015	USD	3,000,000	16,155	(1,137)
	U.S. Dollar versus Japanese Yen	BNP Paribas	111.75	Feb 2015	USD	2,800,000	25,424	(2,047)
	U.S. Dollar versus Japanese Yen	BNP Paribas	111.5	Feb 2015	USD	1,300,000	10,498	(840)
	U.S. Dollar versus Japanese Yen	Citibank N.A.	112	May 2015	USD	1,100,000	18,810	(7,355)
	U.S. Dollar versus Japanese Yen	Citibank N.A.	99	Sep 2015	USD	12,100,000	119,715	(26,148)
	U.S. Dollar versus Japanese Yen	Credit Suisse International	111.4	May 2015	USD	1,800,000	24,804	(10,487)
	U.S. Dollar versus Japanese Yen	Deutsche Bank AG	112.85	Mar 2015	USD	2,000,000	26,080	(8,714)
	U.S. Dollar versus Japanese Yen	Deutsche Bank AG	112.5	May 2015	USD	3,000,000	34,050	(23,628)
	U.S. Dollar versus Japanese Yen	JPMorgan Chase Bank	112.6	Feb 2015	USD	5,300,000	52,205	(7,436)
	U.S. Dollar versus Japanese Yen	JPMorgan Chase Bank	112	May 2015	USD	600,000	10,170	(4,012)
	U.S. Dollar versus Japanese Yen	JPMorgan Chase Bank	109	Nov 2015	USD	3,000,000	57,375	(35,982)
	U.S. Dollar versus Japanese Yen	UBS AG	110.5	Jan 2015	USD	2,100,000	20,213	(2)
	U.S. Dollar versus Japanese Yen	UBS AG	112.5	Jan 2015	USD	9,200,000	71,990	(368)
	U.S. Dollar versus Japanese Yen	UBS AG	111.5	Feb 2015	USD	1,400,000	11,305	(904)
	U.S. Dollar versus Japanese Yen	UBS AG	112.5	Feb 2015	USD	3,300,000	30,443	(3,911)
	U.S. Dollar versus Japanese Yen	UBS AG	110	May 2015	USD	4,000,000	46,400	(16,748)
	U.S. Dollar versus Japanese Yen	UBS AG	100	Jul 2015	USD	5,200,000	33,280	(5,086)
	U.S. Dollar versus Japanese Yen	UBS AG	112	Feb 2015	USD	1,100,000	11,055	(909)
	U.S. Dollar versus Mexican Peso	Bank of America N.A.	13.45	Jan 2015	USD	1,400,000	7,042	(1)
	U.S. Dollar versus Mexican Peso	HSBC Bank USA, N.A.	13.2	Jan 2015	USD	2,200,000	8,580	(2)
	U.S. Dollar versus Mexican Peso	HSBC Bank USA, N.A.	13.35	Feb 2015	USD	1,300,000	7,053	(5)
							$990,189	($392,605)

Interest Rate Swaptions (OTC)

An interest rate swaption is an option to enter into an interest rate swap.

Global Bond Trust

The portfolio used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio.

Portfolio	Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	Puts
	5-Year Interest Rate Swap	Bank of America N.A.	3-Month USD LIBOR	Receive	2.50%	Sep 2015	USD	30,000,000	$570,000	($201,969)
	5-Year Interest Rate Swap	Citibank N.A.	3-Month USD LIBOR	Receive	2.50%	Sep 2015	USD	15,100,000	284,623	(101,658)
									$854,623	($303,627)

Real Return Bond Trust

The portfolio used interest rate swaptions to manage duration of the portfolio, manage against anticipated interest rate changes, and maintain diversity and liquidity of the portfolio.

Portfolio	Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust	Calls
	10-Year Interest Rate Swap	JPMorgan Chase Bank	3-Month USD LIBOR	Receive	2.30%	Feb 2015	USD	500,000	$2,300	($4,242)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	2.30%	Feb 2015	USD	2,600,000	12,580	(22,056)
	30-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	2.55%	Mar 2015	USD	2,300,000	29,381	(29,115)
									$44,261	($55,413)
	Puts
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	2.500%	Dec 2017	USD	4,200,000	140,000	(134,928)
	10-Year Interest Rate Swap	JPMorgan Chase Bank	3-Month USD LIBOR	Receive	2.750%	Feb 2015	USD	500,000	2,633	(292)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	2.750%	Feb 2015	USD	2,600,000	13,640	(1,518)
									156,273	(136,738)

Total Return Trust

The portfolio used interest rate swaptions to manage against anticipated interest rate changes, manage duration of the portfolio and maintain diversity and liquidity of the portfolio.

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Portfolio	Decription	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Total Return Trust	CALLS
	10-Year Interest Rate Swap	Deutsche Bank AG	6-Month EURIBOR	Receive	0.95%	Mar 2015	EUR	4,900,000	$12,699	($93,812)
	10-Year Interest Rate Swap	Goldman Sachs Bank USA	6-Month EURIBOR	Receive	1.20%	Jan 2015	EUR	4,000,000	21,639	(178,725)
									$34,338	($272,537)
	PUTS
	2-Year Interest Rate Swap	Goldman Sachs Bank USA	3-Month USD LIBOR	Receive	2.80%	Jan 2018	USD	6,700,000	$83,750	($69,716)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	2.77%	Jan 2015	USD	17,000,000	2,380	(2)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	2.60%	Sep 2015	USD	22,100,000	290,063	(116,085)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	2.52%	Sep 2015	USD	43,400,000	379,750	(278,337)
	10-Year Interest Rate Swap	Deutsche Bank AG	6-Month EURIBOR	Receive	1.55%	Mar 2015	EUR	4,900,000	40,638	(1,333)
	10-Year Interest Rate Swap	Goldman Sachs Bank USA	6-Month EURIBOR	Receive	1.60%	Jan 2015	EUR	4,000,000	42,196	—
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	2.80%	Feb 2015	USD	10,500,000	167,475	(1,159)
	30-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	3.27%	Mar 2015	USD	6,400,000	77,600	(11,874)
	30-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	3.32%	Jan 2015	USD	5,600,000	57,120	(5)
	30-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	3.30%	Jan 2015	USD	2,900,000	33,350	(152)
	30-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	3.25%	Mar 2015	USD	3,200,000	29,840	(2,502)
									$1,204,162	($481,165)

Credit Default Swaptions (OTC)

A credit default swaption is an option to enter into a credit default swap.

Global Bond Trust

The portfolio used credit default swaptions to take a long position in the exposure of the benchmark credit. At December 31, 2014, the portfolio held no credit default swaptions.

Real Return Bond Trust

The portfolio used credit default swaptions to take a long position in the exposure of the benchmark credit.

Portfolio	Description	Counterparty	Index	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust	CALLS
	5-Year Credit Default Swap	Citibank N.A.	CDX ITRAXX.MAIN22	Sell	0.55%	Feb 2015	EUR	400,000	$301	($414)
	5-Year Credit Default Swap	Goldman Sachs International	CDX ITRAXX.MAIN22	Sell	0.60%	Jan 2015	EUR	100,000	122	(120)
	5-Year Credit Default Swap	Goldman Sachs International	CDX ITRAXX.MAIN22	Sell	0.50%	Mar 2015	EUR	200,000	149	(113)
	5-Year Credit Default Swap	JPMorgan Chase Bank	CDX ITRAXX.MAIN22	Sell	0.60%	Jan 2015	EUR	300,000	421	(361)
	5-Year Credit Default Swap	JPMorgan Chase Bank	CDX ITRAXX.MAIN22	Sell	0.50%	Mar 2015	EUR	100,000	92	(56)
									$1,085	($1,064)
	PUTS
	5-Year Credit Default Swap	Citibank N.A.	CDX ITRAXX.MAIN22	Sell	0.85%	Feb 2015	EUR	400,000	$815	($393)
	5-Year Credit Default Swap	Goldman Sachs International	CDX.IG22	Sell	0.90%	Jan 2015	USD	200,000	294	(4)
	5-Year Credit Default Swap	Goldman Sachs International	CDX ITRAXX.MAIN22	Sell	1.20%	Jan 2015	EUR	100,000	261	(4)
	5-Year Credit Default Swap	Goldman Sachs International	CDX ITRAXX.MAIN22	Sell	1.00%	Jan 2015	EUR	100,000	275	(9)
	5-Year Credit Default Swap	Goldman Sachs International	CDX ITRAXX.MAIN22	Sell	0.85%	Mar 2015	EUR	200,000	377	(325)
	5-Year Credit Default Swap	JPMorgan Chase Bank	CDX ITRAXX.MAIN22	Sell	1.00%	Jan 2015	EUR	300,000	842	(27)
	5-Year Credit Default Swap	JPMorgan Chase Bank	CDX ITRAXX.MAIN22	Sell	0.85%	Mar 2015	EUR	100,000	172	(163)
									$3,036	($925)

Total Return Trust

The portfolio used credit default swaptions to take a long postion in the exposure of the benchmark credit.

Portfolio	Description	Counterparty	Index	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Total Return Trust	CALLS
	5-Year Credit Default Swap	BNP Paribas	CDX ITRAXX.MAIN22	Sell	0.60%	Jan 2015	EUR	2,100,000	$4,079	($2,526)
	5-Year Credit Default Swap	Citibank N.A.	CDX ITRAXX.MAIN22	Sell	0.60%	Jan 2015	EUR	4,300,000	7,463	(5,172)
	5-Year Credit Default Swap	Citibank N.A.	CDX ITRAXX.MAIN22	Sell	0.55%	Feb 2015	EUR	2,300,000	1,731	(2,380)
	5-Year Credit Default Swap	Goldman Sachs International	CDX ITRAXX.MAIN22	Sell	0.60%	Jan 2015	EUR	2,200,000	2,676	(2,646)
	5-Year Credit Default Swap	JPMorgan Chase Bank	CDX ITRAXX.MAIN22	Sell	0.60%	Jan 2015	EUR	2,300,000	3,228	(2,766)
	5-Year Credit Default Swap	JPMorgan Chase Bank	CDX ITRAXX.MAIN22	Sell	0.55%	Feb 2015	EUR	700,000	614	(724)
									$19,791	($16,214)

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Portfolio	Description	Counterparty	Index	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Total Return Trust (continued)	PUTS
	5-Year Credit Default Swap	BNP Paribas	CDX ITRAXX.MAIN22	Sell	1.10%	Jan 2015	EUR	1,500,000	$3,785	($82)
	5-Year Credit Default Swap	BNP Paribas	CDX ITRAXX.MAIN22	Sell	1.20%	Jan 2015	EUR	2,600,000	6,415	(101)
	5-Year Credit Default Swap	BNP Paribas	CDX ITRAXX.MAIN22	Sell	0.90%	Jan 2015	EUR	2,100,000	3,553	(369)
	5-Year Credit Default Swap	Citibank N.A.	CDX ITRAXX.MAIN22	Sell	1.00%	Jan 2015	EUR	1,700,000	4,035	(153)
	5-Year Credit Default Swap	Citibank N.A.	CDX ITRAXX.MAIN22	Sell	0.90%	Jan 2015	EUR	2,600,000	5,080	(457)
	5-Year Credit Default Swap	Citibank N.A.	CDX ITRAXX.MAIN22	Sell	0.85%	Feb 2015	EUR	2,300,000	4,689	(2,257)
	5-Year Credit Default Swap	Goldman Sachs International	CDX ITRAXX.MAIN22	Sell	1.00%	Jan 2015	EUR	2,200,000	6,057	(198)
	5-Year Credit Default Swap	JPMorgan Chase Bank	CDX ITRAXX.MAIN22	Sell	1.00%	Jan 2015	EUR	2,300,000	6,457	(207)
	5-Year Credit Default Swap	JPMorgan Chase Bank	CDX ITRAXX.MAIN22	Sell	0.85%	Feb 2015	EUR	700,000	1,404	(687)
									$41,475	($4,511)

Inflations Floors (OTC)

Inflation floors are instruments where in return for a premium, one party agrees to make payments to the other to the extent that inflation falls below a specified rate (based on the Consumer Price Index or other designated measure), or “floor”.

Global Bond Trust

The portfolio used inflation floors to manage duration of the portfolio, manage against anticipated interest rate changes and as a subsitute for securities purchased.

Portfolio	Description	Counterparty	Strike Index	Exercise Index	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	Floor- OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Sep 2020	USD	2,000,000	$25,800	($564)
								$25,800	($564)

Real Return Bond Trust

The portfolio used inflation floors to manage duration of the portfolio, manage against anticipated interest rate changes and as a subsitute for securities purchased.

Portfolio	Description	Counterparty	Initial Index	Exercise Index	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust	Floor- OTC CPURNSA Index	BNP Paribas SA	236.293	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Mar 2018	USD	100,000	$860	($392)
	Floor- OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Sep 2020	USD	200,000	2,580	(56)
	Floor- OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Apr 2020	USD	2,600,000	23,160	(611)
								$26,600	($1,059)

Total Return Trust

The portfolio used inflation floors to mange against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

Portfolio	Description	Counterparty	Strike Index	Exercise Index	Expiration Date		Notional Amount	Premium	Value
Total Return Trust	Floor- OTC CPURNSA Index	Citibank N.A.	215.949	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Mar 2020	USD	7,500,000	$63,459	($1,613)
	Floor- OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Mar 2020	USD	2,600,000	19,500	(559)
Total Return Trust (continued)	Floor- OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Apr 2020	USD	17,900,000	159,640	(4,206)
	Floor- OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Sep 2020	USD	6,900,000	89,010	(1,944)
	Floor- OTC CPURNSA Index	Deutsche Bank AG	218.011	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Oct 2020	USD	7,100,000	69,580	(2,143)
								$401,189	($10,465)

Inflation caps

Inflation caps are instruments where in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceeds a specified rate (based on the Consumer Price Index or other designated measure), or “cap”.

91

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Real Return Bond Trust

The portfolio used inflation caps to manage duration of the portfolio, manage against anticipated interest rate changes and as a subsitute for securities purchased.

Inflation-Capped Options

Portfolio	Description	Counterparty	Initial Index	Exercise Index	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust	Floor- OTC CPURNSA Index	JPMorgan Chase Bank	233.916	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Apr 2024	USD	600,000	$4,365	($1,183)
	Floor- OTC CPURNSA Index	JPMorgan Chase Bank	234.781	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	May 2024	USD	100,000	695	(204)
								$5,060	($1,387)

Swaps. Swap agreements are agreements between a portfolio and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the portfolios are amortized/accreted included in the Statements of operations for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of assets and liabilities. A termination payment by the counterparty or a portfolio is recorded as realized gain or loss, as well as the net periodic payments received or paid by a portfolio.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statements of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. A portfolio may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between a portfolio and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The portfolio settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

The following tables summarize the interest rate swap contracts held at December 31, 2014, and the range of notional contract amounts held by the portfolios during the year ended December 31, 2014. In addition, the tables detail how the portfolios used interest rate swap contracts during the year ended December 31, 2014.

Global Bond Trust

The portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended December 31, 2014, the portfolio held interest rate swaps with total USD notional amounts ranging from approximately $92.7 million to $873.3 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Bank of America N.A.	4,620,766	BRL	$4,822,062	BRL-CDI	Fixed 11.680%	Jan 2021	($18,340)	($19,703)	($38,043)
	Deutsche Bank AG	13,900,486	BRL	14,639,194	BRL-CDI	Fixed 11.680%	Jan 2021	4,817	(119,260)	(114,443)
	UBS AG	48,600,000	MXN	3,657,779	MXN-TIIE-Banxico	Fixed 5.610%	Jul 2021	(12,921)	(7,507)	(20,428)
Exchanged Cleared Swaps
		200,000	EUR	258,800	EUR-EURIBOR-Reuters	Fixed 0.500%	Mar 2020	(1,232)	2,647	1,415
		11,700,000	EUR	15,161,450	Fixed 1.250%	EUR-EURIBOR-Reuters	Mar 2025	101,325	(664,876)	(563,551)
		2,400,000	EUR	3,062,400	Fixed 2.307%	EUR-EURIBOR-Reuters	Oct 2044	—	(202,512)	(202,512)
		4,500,000	EUR	5,793,974	Fixed 2.00%	EUR-EURIBOR-Reuters	Mar 2045	94,768	(825,279)	(730,511)
		87,300,000	GBP	148,095,391	Fixed 1.750%	GBP-LIBOR-BBA	Dec 2016	282,204	(1,818,211)	(1,536,007)
		23,100,000	GBP	37,211,790	Fixed 1.500%	GBP-LIBOR-BBA	Dec 2016	(122,550)	(296,964)	(419,514)
		3,300,000	GBP	5,350,455	Fixed 1.500%	GBP-LIBOR-BBA	Mar 2017	6,956	(57,141)	(50,185)
		14,800,000	GBP	24,235,001	Fixed 2.250%	GBP-LIBOR-BBA	Dec 2019	(36,229)	(885,894)	(922,123)
		2,300,000	GBP	3,820,071	Fixed 3.000%	GBP-LIBOR-BBA	Jan 2021	(91,788)	(497,647)	(589,435)
		2,220,000,000	JPY	19,223,772	Fixed 5.000%	JPY-LIBOR-BBA	Sep 2021	(148,186)	(106,551)	(254,737)
		5,380,000,000	JPY	52,544,149	JPY-LIBOR-BBA	Fixed 1.500%	Jun 2033	294,328	3,221,594	3,515,922
		636,200,000	MXN	46,638,654	MXN-TIIE-Banxico	Fixed 4.300%	Sep 2016	3,444	(53,999)	(50,555)
		10,000,000	MXN	770,342	MXN-TIIE-Banxico	Fixed 5.640%	Jun 2021	—	(2,226)	(2,226)
		167,700,000	MXN	12,947,178	MXN-TIIE-Banxico	Fixed 5.610%	Jul 2021	53,504	(124,013)	(70,509)
		27,200,000	MXN	2,106,935	MXN-TIIE-Banxico	Fixed 5.630%	Jul 2021	1,089	(10,457)	(9,368)
		12,000,000	MXN	858,222	MXN-TIIE-Banxico	Fixed 6.985%	May 2034	30,418	(19,482)	10,936
		197,000,000	USD	197,000,000	Fixed 1.000%	USD-LIBOR-BBA	Sep 2016	(648,477)	(718,290)	(1,366,767)
		9,300,000	USD	9,300,000	Fixed 0.750%	USD-LIBOR-BBA	Dec 2016	25,074	(4,898)	20,176
		3,800,000	USD	3,800,000	Fixed 1.000%	USD-LIBOR-BBA	Dec 2016	(4,883)	(5,811)	(10,694)
		39,500,000	USD	39,500,000	Fixed 1.250%	USD-LIBOR-BBA	Mar 2017	(39,500)	(111,220)	(150,720)
		92,300,000	USD	92,300,000	Fixed 1.250%	USD-LIBOR-BBA	Jun 2017	250,444	(202,586)	47,858
		55,100,000	USD	55,100,000	Fixed 2.500%	USD-LIBOR-BBA	Jun 2021	(265,759)	(1,556,036)	(1,821,795)
		37,000,000	USD	37,000,000	USD-LIBOR-BBA	Fixed 3.000%	Jun 2023	(2,068,448)	2,511,083	442,635
		5,200,000	USD	5,200,000	USD-LIBOR-BBA	Fixed 4.5000%	Jun 2024	(27,810)	409,004	381,194
		2,900,000	USD	2,900,000	Fixed 3.000%	USD-LIBOR-BBA	Dec 2024	(30,795)	(163,198)	(193,993)
				$843,297,619				($2,368,547)	($2,329,433)	($4,697,980)

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Investment Quality Bond Trust

The portfolio used interest rate swaps to manage against anticipated interest rate changes. During the year ended December 31, 2014, the portfolio held interest rate swaps with total USD notional amounts as represented below, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)		Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	JP Morgan Chase Bank, N.A.	5,100,000	USD	$5,100,000	Fixed 4.318%	3 Month LIBOR	Dec 2028	—		($1,154,781)	($1,154,781)
	JP Morgan Chase Bank, N.A.	2,100,000	USD	2,100,000	Fixed 3.425%	3 Month LIBOR	Jun 2039	—		(301,299)	(301,299)
				$7,200,000					>—	($1,456,080)	($1,456,080)

Real Return Bond Trust

The portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended December 31, 2014, the portfolio held interest rate swaps with total USD notional amounts ranging from approximately $12.9 million to $16.3 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust
	BNP Paribas SA	420,070	BRL	$424,056	BRL-CDI	Fixed 11.680%	Jan 2021	($600)	($2,858)	($3,458)
	Credit Suisse International	305,505	BRL	306,162	BRL-CDI	Fixed 11.680%	Jan 2021	(467)	(2,048)	(2,515)
	Goldman Sachs Bank USA	190,941	BRL	192,753	BRL-CDI	Fixed 11.680%	Jan 2021	(327)	(1,245)	(1,572)
	Goldman Sachs Bank USA	38,729	BRL	38,476	BRL-CDI	Fixed 11.500%	Jan 2021	(160)	(403)	(563)
	Morgan Stanley Capital Services, Inc.	6,516,622	BRL	3,919,319	BRL-CDI	Fixed 8.220%	Jan 2017	(435)	(273,362)	(273,797)
	Morgan Stanley Capital Services, Inc.	232,372	BRL	231,392	BRL-CDI	Fixed 11.500%	Jan 2021	(1,169)	(2,208)	(3,377)
	UBS AG	1,353,552	BRL	819,257	BRL-CDI	Fixed 8.150%	Jan 2017	—	(58,252)	(58,252)
	UBS AG	25,600,000	MXN	1,893,736	MXN-TIIE-Banxico	Fixed 5.675%	Nov 2021	—	(8,479)	(8,479)
	UBS AG	1,600,000	MXN	113,389	MXN-TIIE-Banxico	Fixed 5.630%	Oct 2021	1,189	(1,914)	(725)
Exchange Cleared Swaps
		860,000	USD	$860,000	Fixed 3.500%	3 Month LIBOR	Dec 2043	$31,563	($178,382)	($146,819)
		2,500,000	USD	2,500,000	Fixed 3.750%	USD-LIBOR-BBA	Jun 2044	(82,992)	(480,532)	(563,524)
		1,100,000	EUR	1,440,955	Fixed 2.000%	EUR-EURIBOR-Reuters	Mar 2045	12,624	(191,193)	(178,569)
		500,000	GBP	781,950	Fixed 2.750%	GBP-LIBOR-BBA	Mar 2025	(49,891)	(21,878)	(71,769)
		1,200,000	GBP	1,881,120	Fixed 2.080%	GBP-LIBOR-BBA	Dec 2024	72	(46,572)	(46,500)
				$15,402,565				($90,593)	($1,269,326)	($1,359,919)

Total Return Trust

The portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended December 31, 2014, the portfolio held interest rate swaps with total USD notional amounts ranging from approximately $811.2 million to $1.7 billion, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Total Return Trust
	Bank of America N.A.	$2,968,545	BRL	$1,883,986	BRL-Interbank-Deposit-Rate-Annualized	Fixed 8.860%	Jan 2017	$2,973	($93,421)	($90,448)
	Bank of America N.A.	4,276,102	BRL	2,701,702	BRL-CDI	Fixed 13.060%	Jan 2018	13,076	11,155	24,231
	Bank of America N.A.	14,687,140	BRL	16,175,126	BRL-CDI	Fixed 12.055%	Jan 2021	38,377	23,546	61,923
	BNP Paribas SA	46,229,517	BRL	25,647,249	BRL-CDI	Fixed 11.470%	Jan 2017	33,881	(219,093)	(185,212)
	BNP Paribas SA	4,883,557	BRL	2,610,450	BRL-CDI	Fixed 10.910%	Jan 2017	(28,387)	(16,706)	(45,093)
	BNP Paribas SA	100,000	MXN	7,877	MXN-TIIE-Banxico	Fixed 5.750%	Jun 2023	(110)	19	(91)
	Citibank N.A.	1,500,763	BRL	1,430,723	BRL-CDI	Fixed 11.250%	Jan 2021	(38,483)	4,857	(33,626)
	Credit Suisse Securities (USA) LLC	761,498	BRL	481,125	BRL-CDI	Fixed 13.060%	Jan 2018	2,174	2,141	4,315
	Credit Suisse Securities (USA) LLC	10,500,000	MXN	776,728	MXN-TIIE-Banxico	Fixed 6.330%	Nov 2019	—	(2,461)	(2,461)
	Deutsche Bank AG	1,551,175	BRL	1,006,543	BRL-Interbank-Deposit-Rate-Annualized	Fixed 9.130%	Jan 2017	7,165	(54,907)	(47,742)
	Deutsche Bank AG	1,500,763	BRL	1,433,421	BRL-CDI	Fixed 11.250%	Jan 2021	(40,764)	7,138	(33,626)
	Deutsche Bank AG	3,245,993	BRL	3,452,478	BRL-CDI	Fixed 11.680%	Jan 2021	12,913	(39,637)	(26,724)
	Deutsche Bank AG	1,415,415	BRL	1,504,951	BRL-CDI	Fixed 12.000%	Jan 2021	1,167	(1,478)	(311)
	Deutsche Bank AG	100,000	MXN	7,798	MXN-TIIE-Banxico	Fixed 5.750%	Jun 2023	(132)	41	(91)
	Deutsche Bank AG	10,000,000	MXN	770,713	MXN-TIIE-Banxico	Fixed 6.810%	Jun 2034	1,081	(5,718)	(4,637)
	Goldman Sachs Bank USA	16,698,043	BRL	9,276,624	BRL-CDI	Fixed 11.470%	Jan 2017	9,378	(76,276)	(66,898)
	Goldman Sachs Bank USA	147,987	BRL	81,169	BRL-CDI	Fixed 10.91%	Jan 2017	(655)	(711)	(1,366)
	Goldman Sachs Bank USA	12,329,598	BRL	7,667,872	BRL-CDI	Fixed 13.000%	Jan 2018	—	60,511	60,511
	Goldman Sachs Bank USA	200,000	MXN	15,555	MXN-TIIE-Banxico	Fixed 5.750%	Jun 2023	(413)	232	(181)
	HSBC Bank USA, N.A.	2,649,689	BRL	1,708,543	BRL-Interbank-Deposit-Rate-Annualized	Fixed 8.950%	Jan 2017	(15)	(87,516)	(87,531)
	HSBC Bank USA, N.A.	28,364,798	BRL	15,780,933	BRL-CDI	Fixed 11.470%	Jan 2017	36,525	(150,164)	(113,639)

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Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Total Return Trust (continued)
	HSBC Bank USA, N.A.	20,000,000	MXN	$1,429,767	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2017	($2,129)	$36,715	$34,586
	HSBC Bank USA, N.A.	1,300,000	MXN	101,090	MXN-TIIE-Banxico	Fixed 5.000%	Sep 2017	(531)	1,612	1,081
	HSBC Bank USA, N.A.	5,900,000	MXN	460,797	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2022	(8,574)	(396)	(8,970)
	HSBC Bank USA, N.A.	300,000	MXN	23,631	MXN-TIIE-Banxico	Fixed 5.750%	Jun 2023	(408)	134	(274)
	JPMorgan Chase Bank	27,271,040	BRL	14,912,080	BRL-CDI	Fixed 11.470%	Jan 2017	4,775	(114,032)	(109,257)
	JPMorgan Chase Bank	300,000	MXN	22,662	MXN-TIIE-Banxico	Fixed 6.000%	Jun 2023	(930)	1,005	75
	Morgan Stanley Capital Services, Inc.	5,385,194	BRL	5,777,001	BRL-CDI	Fixed 12.560%	Jan 2021	39,915	86,496	126,411
	Morgan Stanley Capital Services, Inc.	918,000,000	MXN	62,603,359	Fixed 3.370%	MXN-TIIE-Banxico	Mar 2015	—	(6,228)	(6,228)
	UBS AG	3,001,525	BRL	2,864,685	BRL-CDI	Fixed 11.250%	Jan 2021	(78,568)	11,316	(67,252)
	UBS AG	2,215,423	BRL	2,263,848	BRL-CDI	Fixed 12.535%	Jan 2021	—	34,605	34,605
	UBS AG	167,000,000	MXN	11,440,589	Fixed 3.540%	MXN-TIIE-Banxico	Aug 2015	—	(702)	(702)
	UBS AG	8,700,000	MXN	596,419	MXN-TIIE-Banxico	Fixed 5.7950%	Dec 2021	—	1,414	1,414
Exchange Cleared Swaps
		2,900,000	CAD	2,605,219	Fixed 2.700%	CAD-BA-CDOR	Dec 2024	(21,316)	(77,169)	(98,485)
		5,900,000	EUR	7,250,215	Fixed 0.450%	EUR-EURIBOR-Reuters	Dec 2019	(5,616)	(29,412)	(35,028)
		6,300,000	EUR	7,846,331	Fixed 1.250%	EUR-EURIBOR-Reuters	Mar 2025	(258,702)	(44,749)	(303,451)
		44,900,000	GBP	70,584,538	Fixed 1.500%	GBP-LIBOR-BBA	Sep 2016	(497,144)	(133,890)	(631,034)
		39,700,000	GBP	63,420,759	Fixed 1.590%	GBP-LIBOR-BBA	Oct 2016	793	(358,587)	(357,794)
		8,400,000	GBP	13,519,799	Fixed 1.510%	GBP-LIBOR-BBA	Oct 2016	84	(65,036)	(64,952)
		16,800,000	GBP	26,838,004	Fixed 1.880%	GBP-LIBOR-BBA	Oct 2017	—	(334,174)	(334,174)
		2,200,000,000	JPY	19,049,698	Fixed 0.500%	JPY-LIBOR-BBA	Sep 2021	(133,307)	(119,154)	(252,461)
		451,000,000	MXN	30,917,835	Fixed 3.345%	MXN-TIIE-Banxico	Mar 2015	—	(1,794)	(1,794)
		226,000,000	MXN	15,493,194	Fixed 3.420%	MXN-TIIE-Banxico	Jun 2015	—	(1,421)	(1,421)
		209,000,000	MXN	14,327,777	Fixed 3.605%	MXN-TIIE-Banxico	Dec 2015	—	10,833	10,833
		92,000,000	MXN	6,306,964	Fixed 3.740%	MXN-TIIE-Banxico	Feb 2016	—	1,480	1,480
		157,000,000	MXN	11,803,212	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2017	302,436	(30,233)	272,203
		5,700,000	MXN	$426,217	MXN-TIIE-Banxico	Fixed 5.000%	Sep 2017	6,381	(1,618)	4,763
		72,000,000	MXN	5,064,268	MXN-TIIE-Banxico	Fixed 5.700%	Jan 2019	149,323	(37,707)	111,616
		16,600,000	MXN	1,176,408	MXN-TIIE-Banxico	Fixed 6.320%	Nov 2019	1,317	(5,534)	(4,217)
		11,100,000	MXN	835,991	MXN-TIIE-Banxico	Fixed 6.350%	Jun 2021	24,579	2,750	27,329
		145,000,000	MXN	9,850,276	MXN-TIIE-Banxico	Fixed 5.915%	Dec 2021	—	84,488	84,488
		28,200,000	MXN	2,117,668	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2022	(69,656)	26,999	(42,657)
		200,000	MXN	14,632	MXN-TIIE-Banxico	Fixed 6.000%	Jun 2023	344	(294)	50
		200,000	MXN	14,084	MXN-TIIE-Banxico	Fixed 5.750%	Jun 2023	(79)	(102)	(181)
		49,100,000	MXN	3,365,999	MXN-TIIE-Banxico	Fixed 6.710%	Nov 2029	—	40,845	40,845
		221,800,000	MXN	16,883,729	MXN-TIIE-Banxico	Fixed 6.810%	Jun 2034	197,098	(300,081)	(102,983)
		29,200,000	USD	29,200,000	Fixed 2.800%	USD-LIBOR-BBA	Dec 1943	1,353,951	(2,031,145)	(677,194)
		74,900,000	USD	74,900,000	Federal Fund Effective Rate US	Fixed 0.089%	Feb 2015	(187)	(13,628)	(13,815)
		322,300,000	USD	322,300,000	Fixed 0.665%	USD-LIBOR-BBA	Apr 2016	29,099	(69,096)	(39,997)
		135,900,000	USD	135,900,000	Fixed 1.000%	USD-LIBOR-BBA	Apr 2017	475,410	(130,278)	345,132
		122,100,000	USD	122,100,000	Federal Fund Effective Rate US	Fixed 1.000%	Oct 2017	(143,913)	(692,008)	(835,921)
		10,000,000	USD	10,057,262	Fixed 1.780%	USD-LIBOR-BBA	Dec 2019	(57,262)	29,610	(27,652)
		51,700,000	USD	51,790,363	Fixed 1.800%	USD-LIBOR-BBA	Dec 2019	(90,363)	(98,906)	(189,269)
		146,800,000	USD	146,800,000	Fixed 1.750%	USD-LIBOR-BBA	Mar 2020	909,522	(74,876)	834,646
		1,300,000	USD	1,300,000	Fixed 2.550%	USD-LIBOR-BBA	Sep 2024	(5,061)	(39,042)	(44,103)
		40,600,000	USD	40,750,987	Fixed 2.550%	USD-LIBOR-BBA	Oct 2024	(150,987)	(1,077,170)	(1,228,157)
		27,900,000	USD	27,900,000	Fixed 2.750%	3 Month LIBOR	Jun 2043	1,958,635	(2,320,603)	(361,968)
		75,000,000	USD	75,000,000	Fixed 3.000%	USD-LIBOR-BBA	Jun 2043	4,061,867	(8,941,097)	(4,879,230)
		5,900,000	USD	5,900,000	Fixed 3.500%	3 Month LIBOR	Dec 2043	207,770	(1,215,016)	(1,007,246)
				$1,570,528,923				$8,248,317	($18,633,324)	($10,385,007)

BA	Bankers’ Association
BBA	The British Bankers’ Association

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CDI	Brazil Interbank Deposit Rate
CDOR	Canadian Dealer Offered Rate
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate

Currency Swaps

A currency swap is an agreement between a portfolio and a counterparty to exchange cash flows based on the notional difference among two or more currencies.

The following table summarizes the contracts held at December 31, 2014, and the range of notional contracts amounts held by the portfolio during the year ended December 31, 2014. In addition, the table details how the portfolio used currency swap contracts during the year ended December 31, 2014.

Global Bond Trust

The portfolio used currency swaps to manage against anticipated currency exchange rate changes, maintain diversity and liquidity of the portfolio and as a substitute for securities purchased. During the year ended December 31, 2014, the portfolio held currency swaps with total USD notional amounts ranging up to $112.0 million, as measured at each quarter end.

Portfolio	Counterparty	Receive	Pay	Maturity Date*		Notional Amount of Currency Received	Notional Amount of Currency Delivered	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	UBS AG	Floating rate equal to 3 Month EUR-LIBOR less 0.2225% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Dec 2016	CHF	5,500,000	$5,700,663	$189,591	($348,625)	($159,034)
	UBS AG	Floating rate equal to 3 Month EUR-LIBOR less 0.2300% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Dec 2016	CHF	3,700,000	3,834,992	114,413	(221,780)	(107,367)
	UBS AG	Floating rate equal to 3 Month EUR-LIBOR less 0.2100% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Dec 2016	CHF	3,700,000	3,834,992	121,804	(227,651)	(105,847)
	Deutsche Bank AG	Floating rate equal to 3 Month EUR-LIBOR less 0.100% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Jun 2020	EUR	13,600,000	16,852,440	(13,609)	39,707	26,098
	Citibank N.A.	Floating rate equal to 3 Month EUR-LIBOR less 0.100% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Jun 2020	EUR	19,000,000	23,408,000	(19,959)	55,472	35,513
	Credit Suisse International	Floating rate equal to 3 Month EUR-LIBOR less 0.2300% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Jun 2017	CHF	5,600,000	$5,776,173	$15,532	10,048	25,580
	BNP Paribas SA	Floating rate equal to 3 Month EUR-LIBOR less 0.100% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Jun 2020	EUR	15,200,000	20,043,860	(1,128,224)	44,378	(1,083,846)
	Bank of America N.A.	Floating rate equal to 3 Month EUR-LIBOR less 0.100% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Jun 2020	EUR	3,500,000	4,333,000	3,148	10,218	13,366
	Goldman Sachs Bank USA	Floating rate equal to 3 Month EUR-LIBOR less 0.100% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Jun 2020	EUR	9,900,000	12,256,200	8,905	28,904	37,809
	BNP Paribas SA	Floating rate equal to 3 Month EUR-LIBOR less 0.100% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Jun 2020	EUR	8,800,000	11,604,340	(644,384)	25,694	(618,690)
							$107,644,660	($1,352,783)	($583,635)	($1,936,418)

*	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a ”guarantor“ (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The portfolios may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the portfolios may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit Default Swaps-Buyer Protection

The following tables summarize the contracts held at December 31, 2014, and the range of notional contracts amounts held by the portfolios during the year ended December 31, 2014. In addition, the tables detail how the portfolios used credit default swap contracts as buyer of protection during the year ended December 31, 2014.

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DERIVATIVE INSTRUMENTS, CONTINUED

Global Bond Trust

The portfolio used credit default swaps to manage against potential credit events, gain exposure to securities or credit index and as a substitute for securites purchased. During the year ended December 31, 2014, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $14.2 million to $21.5 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay) Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Bank of America N.A.	Computer Sciences Corp.	2,050,000	USD	$2,050,000	(0.970)%	Mar 2018	—	($28,938)	($28,938)
	Bank of America N.A.	Spectra Energy Capital, LLC	3,000,000	USD	3,000,000	(1.180)%	Jun 2018	—	(15,054)	(15,054)
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	3,000,000	USD	3,000,000	(1.490)%	Jun 2018	—	(114,927)	(114,927)
	Deutsche Bank AG	Marsh & Mclennan Companies, Inc.	1,100,000	USD	1,100,000	(0.800)%	Sep 2015	—	(6,553)	(6,553)
	Deutsche Bank AG	Spectra Energy Capital, LLC	1,000,000	USD	1,000,000	(1.200)%	Jun 2018	—	(5,701)	(5,701)
	Morgan Stanley Capital Services, Inc.	Spectra Energy Capital, LLC	1,000,000	USD	1,000,000	(1.150)%	Jun 2018	—	(3,993)	(3,993)
	The Royal Bank of Scotland PLC	The Cleveland Electric Illuminating Company	3,000,000	USD	3,000,000	(0.940)%	Jun 2017	—	(43,037)	(43,037)
					$14,150,000			—	($218,203)	($218,203)

High Yield Trust

The portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2014, the portfolio held credit default swaps with the USD notional amounts up to approximately $14.6 million, as represent below, as measured at each quarter end. At December 31, 2014 there were no credit default swaps buy contracts.

Investment Quality Bond Trust

The portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2014, the portfolio held credit default swaps with total USD notional amounts ranging up to approximately $10.6 million to $36.0 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay) Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	JPMorgan Chase Bank	Brazil Republic	260,000	USD	$260,000	(1.000)%	Dec 2019	$13,135	($1,887)	$11,248
	Goldman Sachs International	Brazil Republic	265,000	USD	265,000	(1.000)%	Dec 2019	11,414	50	11,464
	Goldman Sachs International	Darden Restaurants, Inc.	600,000	USD	600,000	(1.000)%	Dec 2019	20,953	(8,046)	12,907
Exchange Cleared Swaps
		CDX-NAHYS22V2-5Y	5,375,700	USD	5,375,700	(5.000)%	Jun 2019	(350,850)	(25,342)	(376,192)
		CDX-NAHYS23V1-5Y	6,660,000	USD	6,660,000	(5.000)%	Dec 2019	(394,953)	(32,662)	(427,615)
		CDX-NAIGS23V1-5Y	15,535,000	USD	15,535,000	(1.000)%	Dec 2019	(208,444)	(46,137)	(254,581)
		ITRAXX-EUROPES22V1-5Y	2,200,000	EUR	2,737,518	(1.000)%	Dec 2019	48,541	261	48,802
		ITRAXX-XOVERS22V1-5Y	3,610,000	EUR	4,534,842	(5.000)%	Dec 2019	(312,433)	13,890	(298,543)
					$35,968,060			($1,172,637)	($99,873)	($1,272,510)

New Income Trust

The portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2014, the portfolio held credit default swaps with total USD notional amount up to approximately $1.6 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay) Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
New Income Trust
	JPMorgan Chase Bank	Time Warner Cable, Inc	1,635,000	USD	$1,635,000	(1.000)%	Dec 2019	($31,125)	($5,803)	($36,928)
					$1,635,000			($31,125)	($5,803)	($36,928)

Real Return Bond Trust

The portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2014, the portfolio held credit default swaps with total USD notional amounts up to approximately $2.3 million, as measured at each quarter end. At December 31, 2014 there were no credit default swap buy contracts.

Credit Default Swaps-Seller Protection

Implied credit spreads are utilized in determining the market value of CDS agreements in which a portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

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For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a portfolio as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The following tables summarize the contracts held at December 31, 2014, and range of notional contract amounts held by the portfolios during the year ended December 31, 2014. In addition, the tables detail how the portfolios used credit default swap contracts as seller of protection during the year ended December 31, 2014.

Global Bond Trust

The portfolio used credit default swaps to manage against potential credit events, gain exposure to securities or credit index and as a substitute for securites purchased. During the year ended December 31, 2014, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $18.6 million to $74.1 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Implied Credit Spread and/or credit rating at 12-31-14	Notional Amount	Currency	USD Notional Amount	Pay (Receive) Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Bank of America N.A.	Government of Japan	0.43%	4,800,000	USD	$4,800,000	1.000%	Jun 2018	$56,037	$38,262	$94,299
	Bank of America N.A.	Republic of Italy	1.14%	200,000	USD	200,000	1.000%	Jun 2019	(3,676)	2,566	(1,110)
	Bank of America N.A.	Republic of Italy	1.17%	400,000	USD	400,000	1.000%	Sep 2019	(1,769)	(1,218)	(2,987)
	Barclays Capital	People’s Republic of China	0.65%	600,000	USD	600,000	1.000%	Mar 2019	838	7,902	8,740
	Citibank N.A	Federative Republic of Brazil	1.75%	700,000	USD	700,000	1.000%	Mar 2019	(24,204)	3,371	(20,833)
	Citibank N.A.	Republic of Italy	1.17%	3,200,000	USD	3,200,000	1.000%	Sep 2019	7,116	(31,012)	(23,896)
	Citibank N.A.	Russian Federation	4.76%	4,900,000	USD	4,900,000	1.000%	Dec 2019	(524,026)	(248,339)	(772,365)
	Deutsche Bank AG	Federative Republic of Brazil	1.75%	2,400,000	USD	2,400,000	1.000%	Mar 2019	(81,619)	10,192	(71,427)
	Deutsche Bank AG	Government of Japan	0.43%	2,300,000	USD	2,300,000	1.000%	Jun 2018	27,652	17,533	45,185
	Deutsche Bank AG	People’s Republic of China	0.65%	600,000	USD	600,000	1.000%	Mar 2019	239	8,501	8,740
	Deutsche Bank AG	Republic of Italy	1.10%	4,600,000	USD	4,600,000	1.000%	Mar 2019	(74,049)	57,469	(16,580)
	Goldman Sachs International	Federative Republic of Brazil	1.75%	600,000	USD	600,000	1.000%	Mar 2019	(21,681)	3,824	(17,857)
	Goldman Sachs International	Government of Japan	0.43%	4,500,000	USD	4,500,000	1.000%	Jun 2018	56,619	31,786	88,405
	Goldman Sachs International	Government of Japan	0.43%	4,700,000	USD	4,700,000	1.000%	Jun 2018	63,560	28,774	92,334
	Goldman Sachs International	Russian Federation	4.76%	9,200,000	USD	9,200,000	1.000%	Dec 2019	(1,091,287)	(358,867)	(1,450,154)
	Goldman Sachs International	Russian Federation	4.76%	700,000	USD	700,000	1.000%	Dec 2019	(83,156)	(27,182)	(110,338)
	Goldman Sachs International	United Mexican States	0.94%	800,000	USD	800,000	1.000%	Sep 2019	6,487	(4,212)	2,275
	HSBC Bank USA, N.A.	Federative Republic of Brazil	1.88%	1,800,000	USD	1,800,000	1.000%	Sep 2019	(47,784)	(22,182)	(69,966)
	HSBC Bank USA, N.A.	United Mexican States	0.94%	600,000	USD	600,000	1.000%	Sep 2019	4,729	(3,022)	1,707
	JPMorgan Chase Bank	Federative Republic of Brazil	1.75%	200,000	USD	200,000	1.000%	Mar 2019	(6,960)	1,008	(5,952)
	JPMorgan Chase Bank	People’s Republic of China	0.65%	1,400,000	USD	1,400,000	1.000%	Mar 2019	3,918	16,475	20,393
	JPMorgan Chase Bank	Russian Federation	4.76%	1,200,000	USD	1,200,000	1.000%	Dec 2019	(143,025)	(46,126)	(189,151)
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	1.75%	4,700,000	USD	4,700,000	1.000%	Mar 2019	(170,357)	30,479	(139,878)
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	1.88%	1,000,000	USD	1,000,000	1.000%	Sep 2019	(27,020)	(11,850)	(38,870)
	Morgan Stanley Capital Services, Inc.	Government of Japan	0.43%	2,300,000	USD	2,300,000	1.000%	Jun 2018	27,257	17,928	45,185
	Morgan Stanley Capital Services, Inc.	People’s Republic of China	0.65%	200,000	USD	200,000	1.000%	Mar 2019	(159)	3,072	2,913
						$58,600,000			($2,046,320)	($474,868)	($2,521,188)

Investment Quality Bond Trust

The portfolio used credit default swaps to take a long position in exposure of the benchmark credit. During the year ended December 31, 2014, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $795,000 to $25.7 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Implied Credit Spread and/or credit rating at 12-31-14	Notional Amount	Currency	USD Notional Amount	Pay (Receive) Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	Goldman Sachs International	South Africa Republic	1.80%	400,000	USD	$400,000	1.000%	Dec 2019	($10,937)	($3,976)	($14,913)
	Goldman Sachs International	Turkey Republic	1.74%	395,000	USD	395,000	1.000%	Dec 2019	(14,157)	560	(13,597)
						$795,000			($25,094)	($3,416)	($28,510)

Real Return Bond Trust

The portfolio used credit default swaps to take a long position in exposure of the benchmark credit. During the year ended December 31, 2014, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $300,000 to $2.8 million, as measured at each quarter end.

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Portfolio	Counterparty	Reference Obligation	Implied Credit Spread and/or credit rating at 12-31-14	Notional Amount	Currency	USD Notional Amount	Pay (Receive) Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust
	Bank of America N.A	Russian Federation	4.81%	100,000	USD	$100,000	1.000%	Mar 2019	($7,059)	($6,882)	($13,941)
	Bank of America N.A	Republic of South Africa	1.80%	700,000	USD	700,000	1.000%	Dec 2019	(26,484)	386	(26,098)
	Bank of America N.A	Republic of Indonesia	1.50%	100,000	USD	100,000	1.000%	Dec 2019	(2,274)	(58)	(2,332)
	Barclays Bank PLC	Republic of Indonesia	1.50%	500,000	USD	500,000	1.000%	Dec 2019	(13,020)	1,360	(11,660)
	JPMorgan Chase Bank	Petroleo Brasileiro S/A Petrobras	5.13%	300,000	USD	300,000	1.000%	Sep 2015	(1,202)	(7,524)	(8,726)
Exchange Cleared Swaps
		iTraxx Europe Series 22 Version 1	1.01%	700,000	EUR	869,070	1.000%	Dec 2024	(1,235)	355	(880)
						$2,569,070			($51,274)	($12,363)	($63,637)

Total Return Trust

The portfolio used credit default swaps to take a long position in exposure of the benchmark credit, gain exposure to security or credit index and as a temporary substitute for securities purchased. During the year ended December 31, 2014, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $126.9 million to $196.6 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Implied Credit Spread and/or credit rating at 12-31-14	Notional Value	Currency	USD Notional Value	Pay (Receive) Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Total Return Trust
	Bank of America N.A.	Berkshire Hathaway Inc.	0.11%	2,900,000	USD	$2,900,000	1.000%	Mar 2015	($2,147)	$8,624	$6,477
	Bank of America N.A.	Citigroup Inc.	0.33%	2,000,000	USD	2,000,000	1.000%	Sep 2016	13,614	10,299	23,913
	Bank of America N.A.	Federative Republic of Brazil	1.03%	1,000,000	USD	1,000,000	1.950%	Apr 2016	(519)	16,504	15,985
	Bank of America N.A.	General Electric Capital Corporation	0.29%	5,100,000	USD	5,100,000	1.000%	Dec 2015	(19,440)	56,071	36,631
	Bank of America N.A.	Republic of Italy	0.59%	900,000	USD	900,000	1.000%	Sep 2016	7,367	(673)	6,694
	Bank of America N.A.	Russian Federation	4.76%	100,000	USD	100,000	1.000%	Dec 2019	(8,746)	(7,017)	(15,763)
	Bank of America N.A.	United Mexican States	0.36%	600,000	USD	600,000	1.000%	Sep 2015	106	2,868	2,974
	Bank of America N.A.	United Mexican States	0.98%	2,200,000	USD	2,200,000	1.000%	Dec 2019	14,511	(12,183)	2,328
	Barclays Bank PLC	Federative Republic of Brazil	0.69%	500,000	USD	500,000	1.000%	Jun 2015	(643)	1,516	873
	Barclays Bank PLC	General Electric Capital Corporation	0.35%	2,300,000	USD	2,300,000	1.000%	Sep 2016	14,471	12,103	26,574
	Barclays Bank PLC	iTraxx Europe Sub Financials Series 22 Version 1	1.49%	2,200,000	EUR	2,737,789	1.000%	Dec 2019	(55,109)	(6,508)	(61,617)
	Barclays Bank PLC	Petroleo Brasileiro SA Petrobras	4.48%	300,000	USD	300,000	1.000%	Dec 2019	(42,034)	(1,728)	(43,762)
	Barclays Bank PLC	Republic of Indonesia	0.44%	1,600,000	USD	1,600,000	1.000%	Jun 2016	(7,578)	21,282	13,704
	Barclays Bank PLC	Republic of Italy	1.14%	1,500,000	USD	1,500,000	1.000%	Jun 2019	(8,439)	114	(8,325)
	Barclays Bank PLC	Russian Federation	5.03%	1,100,000	USD	1,100,000	1.000%	Sep 2015	(9,141)	(22,200)	(31,341)
	Barclays Bank Plc	Russian Federation	4.81%	1,200,000	USD	1,200,000	1.000%	Mar 2019	(58,331)	(108,963)	(167,294)
	Barclays Bank PLC	Russian Federation	4.77%	6,400,000	USD	6,400,000	1.000%	Sep 2019	(346,010)	(625,008)	(971,018)
	Barclays Bank PLC	Russian Federation	4.76%	100,000	USD	100,000	1.000%	Dec 2019	(6,887)	(8,876)	(15,763)
	Barclays Bank PLC	United Mexican States	0.98%	3,000,000	USD	3,000,000	1.000%	Dec 2019	16,949	(13,775)	3,174
	BNP Paribas SA	Petroleo Brasileiro SA Petrobras	5.12%	100,000	USD	100,000	1.000%	Dec 2015	(2,323)	(1,555)	(3,878)
	BNP Paribas SA	Petroleo Brasileiro SA Petrobras	4.48%	400,000	USD	400,000	1.000%	Dec 2019	(53,277)	(5,073)	(58,350)
	Citibank N.A	Russian Federation	4.81%	1,000,000	USD	1,000,000	1.000%	Mar 2019	(48,979)	(90,432)	(139,411)
	Citibank N.A.	Federative Republic of Brazil	0.82%	1,000,000	USD	1,000,000	1.000%	Sep 2015	(2,231)	3,847	1,616
	Citibank N.A.	Republic of Indonesia	0.30%	500,000	USD	500,000	1.000%	Sep 2015	(1,581)	4,286	2,705
	Citibank N.A.	Republic of Italy	0.76%	2,100,000	USD	2,100,000	1.000%	Jun 2017	9,977	2,932	12,909
	Citibank N.A.	Russian Federation	5.03%	4,700,000	USD	4,700,000	1.000%	Sep 2015	(35,689)	(98,224)	(133,913)
	Citibank N.A.	United Mexican States	0.18%	1,500,000	USD	1,500,000	1.000%	Mar 2015	(1,440)	4,554	3,114
	Citibank N.A.	United Mexican States	0.36%	700,000	USD	700,000	1.000%	Sep 2015	(1,511)	4,981	3,470
	Citibank N.A.	United Mexican States	0.41%	11,600,000	USD	11,600,000	1.000%	Mar 2016	(22,467)	110,228	87,761
	Citibank N.A.	United Mexican States	0.46%	3,600,000	USD	3,600,000	1.000%	Jun 2016	(2,255)	32,235	29,980
	Citibank N.A.	United Mexican States	0.98%	5,900,000	USD	5,900,000	1.000%	Dec 2019	33,318	(27,076)	6,242
	Credit Suisse International	Federative Republic of Brazil	0.69%	6,900,000	USD	6,900,000	1.000%	Jun 2015	(8,693)	20,742	12,049
	Deutsche Bank AG	Republic of Italy	0.59%	4,000,000	USD	4,000,000	1.000%	Sep 2016	24,055	5,697	29,752
	Deutsche Bank AG	Republic of Italy	0.59%	7,600,000	USD	7,600,000	1.000%	Sep 2016	43,201	13,328	56,529
	Deutsche Bank AG	Republic of Italy	1.14%	500,000	USD	500,000	1.000%	Jun 2019	(3,145)	370	(2,775)
	Deutsche Bank AG	Russian Federation	5.03%	300,000	USD	300,000	1.000%	Sep 2015	(2,386)	(6,162)	(8,548)
	Deutsche Bank AG	Berkshire Hathaway Inc.	0.19%	1,100,000	USD	1,100,000	1.000%	Sep 2016	9,764	5,951	15,715
	Deutsche Bank AG	Federative Republic of Brazil	0.69%	3,500,000	USD	3,500,000	1.000%	Jun 2015	(3,363)	9,474	6,111
	Deutsche Bank AG	Federative Republic of Brazil	1.75%	400,000	USD	400,000	1.000%	Mar 2019	(14,236)	2,332	(11,904)
	Deutsche Bank AG	General Electric Capital Corporation	0.28%	1,300,000	USD	1,300,000	1.000%	Sep 2015	5,732	1,412	7,144
	Deutsche Bank AG	General Electric Capital Corporation	0.30%	400,000	USD	400,000	1.000%	Mar 2016	(5,174)	8,719	3,545
	Deutsche Bank AG	JPMorgan Chase & Company	0.30%	2,300,000	USD	2,300,000	1.000%	Sep 2016	16,844	11,645	28,489

98

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Counterparty	Reference Obligation	Implied Credit Spread and/or credit rating at 12-31-14	Notional Value	Currency	USD Notional Value	Pay (Receive) Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Total Return Trust (continued)
	Deutsche Bank AG	The Export-Import Bank of China	0.56%	400,000	USD	$400,000	1.000%	Jun 2017	($8,331)	$12,755	$4,424
	Deutsche Bank AG	United Mexican States	0.18%	1,000,000	USD	1,000,000	1.000%	Mar 2015	(960)	3,036	2,076
	Deutsche Bank AG	United Mexican States	0.41%	7,200,000	USD	7,200,000	1.000%	Mar 2016	(12,698)	67,170	54,472
	Deutsche Bank AG	Federative Republic of Brazil	1.06%	2,400,000	USD	2,400,000	1.000%	Jun 2016	(2,337)	1,004	(1,333)
	Goldman Sachs International	Berkshire Hathaway Inc.	0.11%	1,400,000	USD	1,400,000	1.000%	Mar 2015	(1,036)	4,163	3,127
	Goldman Sachs International	CDX.NA.IG.9-V4	0.10%	964,499	USD	964,499	0.548%	Dec 2017	—	12,895	12,895
	Goldman Sachs International	Federative Republic of Brazil	0.69%	500,000	USD	500,000	1.000%	Jun 2015	(601)	1,474	873
	Goldman Sachs International	Hellenic Republic	16.57%	2,700,000	USD	2,700,000	1.000%	Dec 2015	(126,529)	(237,755)	(364,284)
	Goldman Sachs International	iTraxx Europe Sub Financials Series 22 Version 1	1.49%	3,000,000	EUR	3,733,349	1.000%	Dec 2019	(73,382)	(10,641)	(84,023)
	Goldman Sachs International	Republic of Italy	1.14%	400,000	USD	400,000	1.000%	Jun 2019	(1,595)	(625)	(2,220)
	Goldman Sachs International	Russian Federation	4.81%	3,000,000	USD	3,000,000	1.000%	Mar 2019	(148,046)	(270,188)	(418,234)
	Goldman Sachs International	Russian Federation	4.76%	2,600,000	USD	2,600,000	1.000%	Dec 2019	(280,564)	(129,263)	(409,827)
	Goldman Sachs International	United Mexican States	0.98%	4,200,000	USD	4,200,000	1.000%	Dec 2019	21,727	(17,283)	4,444
	HSBC Bank USA, N.A.	Federative Republic of Brazil	0.69%	2,300,000	USD	2,300,000	1.000%	Jun 2015	(5,713)	9,729	4,016
	HSBC Bank USA, N.A.	Federative Republic of Brazil	0.82%	1,700,000	USD	1,700,000	1.000%	Sep 2015	(2,425)	5,172	2,747
	HSBC Bank USA, N.A.	Republic of Italy	0.59%	17,200,000	USD	17,200,000	1.000%	Sep 2016	98,674	29,261	127,935
	HSBC Bank USA, N.A.	Republic of Italy	1.14%	1,700,000	USD	1,700,000	1.000%	Jun 2017	(8,181)	(1,254)	(9,435)
	HSBC Bank USA, N.A.	Russian Federation	4.81%	4,500,000	USD	4,500,000	1.000%	Mar 2019	(221,237)	(408,053)	(629,290)
	HSBC Bank USA, N.A.	Russian Federation	4.91%	300,000	USD	300,000	1.000%	Jun 2019	(5,018)	(21,828)	(26,846)
	HSBC Bank USA, N.A.	Russian Federation	4.76%	100,000	USD	100,000	1.000%	Dec 2019	(6,845)	(8,918)	(15,763)
	HSBC Bank USA, N.A.	United Mexican States	0.49%	300,000	USD	300,000	1.000%	Sep 2016	920	1,805	2,725
	HSBC Bank USA, N.A.	United Mexican States	0.53%	200,000	USD	200,000	1.000%	Dec 2016	1,242	672	1,914
	JPMorgan Chase Bank	CDX.NA.IG.9-V4	0.10%	2,121,897	USD	2,121,897	0.553%	Dec 2017	—	28,685	28,685
	JPMorgan Chase Bank	Federative Republic of Brazil	0.82%	2,100,000	USD	2,100,000	1.000%	Sep 2015	(3,189)	6,582	3,393
	JPMorgan Chase Bank	People’s Republic of China	0.81%	1,600,000	USD	1,600,000	1.000%	Dec 2019	10,100	4,681	14,781
	JPMorgan Chase Bank	Russian Federation	4.79%	200,000	USD	200,000	1.000%	Jun 2019	(9,928)	(19,198)	(29,126)
	JPMorgan Chase Bank	Russian Federation	4.76%	100,000	USD	100,000	1.000%	Dec 2019	(11,919)	(3,844)	(15,763)
	JPMorgan Chase Bank	United Mexican States	0.49%	200,000	USD	200,000	1.000%	Sep 2016	639	1,178	1,817
	JPMorgan Chase Bank	United Mexican States	0.53%	2,300,000	USD	2,300,000	1.000%	Dec 2016	19,859	2,155	22,014
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	0.69%	800,000	USD	800,000	1.000%	Jun 2015	(696)	2,093	1,397
	Morgan Stanley Capital Services, Inc.	People’s Republic of China	0.81%	300,000	USD	300,000	1.000%	Dec 2019	1,823	948	2,771
	Morgan Stanley Capital Services, Inc.	United Mexican States	0.98%	5,800,000	USD	5,800,000	1.000%	Dec 2019	35,483	(29,347)	6,136
	The Royal Bank of Scotland PLC	People’s Republic of China	0.23%	300,000	USD	300,000	1.000%	Sep 2016	699	3,418	4,117
	UBS AG	Berkshire Hathaway Inc.	0.11%	1,400,000	USD	1,400,000	1.000%	Mar 2015	(1,063)	4,190	3,127
	UBS AG	Federative Republic of Brazil	0.82%	500,000	USD	500,000	1.000%	Sep 2015	(677)	1,485	808
	UBS AG	United States of America	0.11%	12,700,000	EUR	16,290,280	0.250%	Sep 2015	(20,242)	36,883	16,641
Exchange Cleared Swaps
		CDX.NA.IG.23	0.66%	1,400,000	USD	1,400,000	1.000%	Dec 2019	22,004	947	22,951
		iTraxx Europe Series 22 Version 1	0.63%	4,100,000	EUR	5,147,604	1.000%	Dec 2019	86,528	4,452	90,980
						$196,295,418			($1,217,379)	($1,574,703)	($2,792,082)

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

Real Return Bond Trust

The portfolio used inflation swaps to take a position on current versus future inflation expectations. During the year ended December 31, 2014, the portfolio held inflation swaps with total USD notional amounts ranging from approximately $11.3 million to $18.6 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Fund	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust
	BNP Paribas SA	4,900,000	USD	$4,900,000	Fixed 2.250%	USA-CPI-U	Jul 2017	$5,157	($264,191)	($259,034)
	BNP Paribas SA	300,000	USD	300,000	Fixed 1.825%	USA-CPI-U	Nov 2016	(61)	(7,121)	(7,182)
	BNP Paribas SA	300,000	GBP	469,380	UK RPI All Items NSA	Fixed 3.170%	Dec 2024	(51)	6,471	6,420
	BNP Paribas SA	100,000	GBP	157,125	UK RPI All Items NSA	Fixed 3.125%	Dec 2024	—	1,359	1,359
	Barclays Bank PLC	800,000	USD	800,000	Fixed 1.9075%	USA-CPI-U	Apr 2017	—	(24,763)	(24,763)
	Citibank NA	200,000	EUR	249,430	Fixed 0.750%	Eurostat Eurozone HICP Ex Tob	Dec 2019	128	(2,278)	(2,150)
	Credit Suisse International	100,000	GBP	161,795	UK RPI All Items NSA	Fixed 3.5275%	Sep 2044	(431)	8,980	8,549
	Credit Suisse International	100,000	GBP	160,915	UK RPI All Items NSA	3.500%	Oct 2044	1,567	5,201	6,768
	Credit Suisse International	100,000	GBP	159,770	UK RPI All Items NSA	Fixed 3.550%	Nov 2044	392	9,184	9,576
	Credit Suisse International	100,000	GBP	155,720	UK RPI All Items NSA	Fixed 3.100%	Dec 2024	1,588	(662)	926

99

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Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Fund	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust
	Deutsche Bank AG	400,000	USD	$400,000	Fixed 2.560%	USA-CPI-U	May 2023	—	($34,794)	($34,794)
	Deutsche Bank AG	500,000	USD	500,000	Fixed 1.825%	USA-CPI-U	Nov 2016	($104)	(11,865)	(11,969)
	Deutsche Bank AG	800,000	USD	800,000	Fixed 1.845%	USA-CPI-U	Nov 2016	—	(19,642)	(19,642)
	Deutsche Bank AG	800,000	USD	800,000	Fixed 0.070%	US CPI Urban Consumers NSA	Dec 2015	—	(1,844)	(1,844)
	Goldman Sachs Bank USA	300,000	USD	300,000	Fixed 2.175%	USA-CPI-U	Oct 2018	(187)	(12,275)	(12,462)
	Goldman Sachs Bank USA	1,000,000	EUR	1,244,250	Fixed 0.090%	Eurostat Eurozone HICP Ex Tob	Nov 2019	1,261	(20,576)	(19,315)
	Goldman Sachs Bank USA	100,000	GBP	156,365	UK RPI All Items NSA	Fixed 3.510%	Dec 2044	—	6,664	6,664
	Goldman Sachs Bank USA	100,000	GBP	155,720	UK RPI All Items NSA	Fixed 3.450%	Dec 2044	—	2,740	2,740
	JP Morgan Chase Bank	100,000	GBP	163,385	UK RPI All Items NSA	Fixed 3.500%	Sep 2044	147	8,402	8,549
	JP Morgan Chase Bank	100,000	EUR	122,885	Fixed 0.700%	Eurostat Eurozone HICP Ex Tob	Dec 2018	(100)	(1,433)	(1,533)
	Morgan Stanley Capital Services, Inc.	200,000	GBP	321,775	UK RPI All Items NSA	Fixed 3.500%	Oct 2044	(1,954)	15,489	13,535
	Royal Bank of Scotland	2,700,000	USD	2,700,000	Fixed 2.250%	USA-CPI-U	Jul 2017	3,327	(146,060)	(142,733)
	Royal Bank of Scotland	400,000	USD	400,000	Fixed 1.935%	USA-CPI-U	Oct 2016	—	(10,761)	(10,761)
				$15,578,515				$10,679	($493,775)	($483,096)

The following are abbreviation for the table above:

HICP Ex Tob	Harmonized Index of Consumer Prices Excluding Tobacco

UK RPI	United Kingdom Retail Price Index

USA-CPI-U	Consumer Price All Urban Non-Seasonally Adjusted Index

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2014 by risk category:

Portfolio	Risk	Statement of assets and liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Global Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$2,000,308	($2,532,406)
	Interest rate contracts	Written options, at value	Written options	—	(304,191)
	Foreign currency contracts	Written options, at value	Written options	—	(569,652)
	Foreign currency contracts	Swap contracts, at value	Currency Swapsˆ	138,366	(2,074,784)
	Interest rate contracts	Swap contracts, at value	Interest rate swapsˆ	4,420,136	(9,118,116)
	Interest rate contracts	Investments in unaffiliated issuers, at value*	Purchased options	101,369	—
	Credit contracts	Swap contracts, at value	Credit default swapsˆ	410,176	(3,149,567)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	19,422,166	(8,358,420)
				$26,492,521	($26,107,136)
High Yield Trust	Interest rate contracts	Receivable/payable for futures	Futures†	—	($261,139)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$140,574	(46,211)
				$140,574	($307,350)
Investment Quality Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$507,345	($41,413)
	Interest rate contracts	Swap contracts, at value	Interest rate swapsˆ	—	(1,456,080)
	Credit contracts	Swap contracts, at value	Credit default swapsˆ	84,421	(1,385,441)
	Interest rate contracts	Investments in unaffiliated issuers, at value*	Purchased options	594	—
	Foreign currency contracts	Investments in unaffiliated issuers, at value*	Purchased options	413	—
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	208,832	(101,972)
				$801,605	($2,984,906)
New Income Trust	Interest rate contracts	Receivable/payable for futures	Futures†	—	($2,501)
	Credit contracts	Swap contracts, at value	Credit default swapsˆ	—	(36,928)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$2,882,608	(2,580,035)
				$2,882,608	($2,619,464)
Real Return Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$1,957	($53,332)
	Interest rate contracts	Written options, at value	Written options	—	(194,597)
	Credit contracts	Written options, at value	Written options	—	(1,989)
	Foreign currency contracts	Written options, at value	Written options	—	(18,976)

100

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Portfolio	Risk	Statement of assets and liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Real Return Bond Trust (continued)	Interest rate contracts	Swap contracts, at value	Interest rate swapsˆ	—	($1,359,919)
	Interest rate contracts	Swap contracts, at value	Inflation swapsˆ	$65,086	(548,182)
	Interest rate contracts	Investments in unaffiliated issuers, at value*	Purchased options	138,654	—
	Credit contracts	Swap contracts, at value	Credit default swapsˆ	—	(63,637)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	848,781	(384,765)
				$1,054,478	($2,625,397)
Short Term Government Income Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$3,523	—
				$3,523	—
Strategic Income Opportunities Trust	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$3,657,255	($723,581)
	Foreign currency contracts	Investments in unaffiliated issuers, at value*	Purchased options	2,063,883	—
				$5,721,138	($723,581)
Total Return Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$4,571,684	($1,591,347)
	Interest rate contracts	Written options, at value	Written options	—	(764,167)
	Foreign currency contracts	Written options, at value	Written options	—	(1,272,224)
	Credit contracts	Written options, at value	Written options	—	(20,725)
	Interest rate contracts	Swap contracts, at value	Interest rate swapsˆ	2,082,537	(12,467,544)
	Credit contracts	Swap contracts, at value	Credit default swapsˆ	887,724	(3,679,806)
	Interest rate contracts	Investments in unaffiliated issuers, at value*	Purchased options	80,916	—
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	30,709,710	(13,872,156)
				$38,332,571	($33,667,969)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

*	Purchased options are included in the Portfolio’s investments

ˆ	Reflects cumulative appreciation/depreciation on swap contracts. Year end variation margin for centrally cleared swaps and appreciation/depreciation for OTC swaps are shown separately in the Statements of assets and liabilities.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolio and the applicable counterparty. The table below reflects certain portfolio’s exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Global Bond Trust
Foreign forward currency contracts	$19,422,166	($8,358,420)
Purchased options	101,369	—
Written Options	—	(873,843)
Interest rate swaps	—	(172,914)
Credit default swaps	410,176	(3,149,567)
Currency swaps	138,366	(2,074,784)
Totals	$20,072,077	($14,629,528)

OTC Financial Instruments	Asset	Liability
Real Return Bond Trust
Foreign forward currency contracts	$848,781	($384,765)
Purchased options	138,209	—
Written Options	—	(215,562)
Interest rate swaps	—	(352,738)
Credit default swaps	—	(62,757)
Inflation swaps	65,086	(548,182)
Totals	$1,052,076	($1,564,004)

101

DERIVATIVE INSTRUMENTS, CONTINUED

OTC Financial Instruments	Asset	Liability
Strategic Income Opportunities Trust
Foreign forward currency contracts	$3,657,255	($723,581)
Purchased options	2,063,883	—
Totals	$5,721,138	($723,581)

OTC Financial Instruments	Asset	Liability
Total Return Trust
Foreign forward currency contracts	$30,709,710	($13,872,156)
Purchased options	80,916	—
Written Options	—	(2,057,116)
Interest rate swaps	349,152	(932,360)
Credit default swaps	773,793	(3,679,806)
Totals	$31,913,571	($20,541,438)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure*
Global Bond Trust
Bank of America, N.A.	($343,553)	—	$337,123	($6,430)
Barclays Bank	53,356	—	—	53,356
BNP Paribas SA	(1,291,991)	$390,000	—	(1,681,991)
Citibank N.A.	375,884	540,000	—	(164,116)
Credit Suisse International	(269,869)	—	142,806	(127,063)
Deutsche Bank AG	(188,306)	—	261,689	73,383
Goldman Sachs Bank, USA	93,316	140,000	—	(46,684)
Goldman Sachs International	(1,395,335)	—	1,163,710	(231,625)
HSBC Bank USA	1,405,162	1,350,000	—	55,162
JPMorgan Chase Bank	7,239,127	6,845,000	—	394,127
Morgan Stanley Capital Services, Inc.	(154,026)	—	—	(154,026)
Royal Bank of Canada	448,370	450,000	—	(1,630)
The Royal Bank of Scotland PLC	(43,037)	—	—	(43,037)
UBS AG	(486,549)	—	556,448	69,899
Totals	$5,442,549	9,715,000	$2,461,776	($1,810,675)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure*
Real Return Bond Trust
Bank of America, N.A.	$6,108	—	—	$6,108
Barclays Bank	(35,722)	—	—	(35,722)
BNP Paribas SA	(190,592)	—	—	(190,592)
Citibank N.A.	(7,533)	—	—	(7,533)
Credit Suisse International	43,622	—	—	43,622
Deutsche Bank AG	(105,980)	—	—	(105,980)
Goldman Sachs Bank, USA	(12,470)	—	—	(12,470)
HSBC Bank USA	13,363	—	—	13,363
JPMorgan Chase Bank	359,520	$260,000	—	99,520
Morgan Stanley Capital Services, Inc.	(296,865)	—	—	(296,865)
Royal Bank of Scotland	(153,494)	—	—	(153,494)
UBS AG	(131,885)	—	—	(131,885)
Totals	($511,928)	$260,000	—	($771,928)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure*
Strategic Income Opportunities Trust
Bank of Montreal	$47,692	—	—	$47,692
Bank of Nova Scotia	(178,408)	—	—	(178,408)
Barclays Bank PLC Wholesale	3,471	—	—	3,471
Canadian Imperial Bank of Commerce	876,217	—	—	876,217
Citibank N.A.	325,140	$300,000	—	25,140
Deutsche Bank AG London	421,432	1,090,000	—	(668,568)
Goldman Sachs & Company	45,564	—	—	45,564
JP Morgan Securities	283,021	—	—	283,021
Morgan Stanley Company	1,519,550	—	—	1,519,550
Royal Bank of Canada	49,480	277,173	—	(227,693)
Standard Chartered Bank	871,408	—	—	871,408

102

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Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure*
Strategic Income Opportunities Trust (continued)
State Street Bank and Trust Company	($4,243)	—	—	($4,243)
Toronto Dominion Bank	737,233	$849,120	—	(111,887)
Totals	4,997,557	2,516,293	—	2,481,264

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure*
Total Return Trust
Bank of America, N.A.	$5,453,129	$5,123,000	—	$330,129
Barclays Bank PLC Wholesale	172,384	—	—	172,384
BNP Paribas SA	2,932,338	2,850,000	—	82,338
Citibank N.A.	467,094	540,000	—	(72,906)
Credit Suisse International	2,223,638	2,020,000	—	203,638
Deutsche Bank AG	2,783,297	2,670,000	—	113,297
Goldman Sachs Bank, USA	(477,497)	—	$811,653	334,156
Goldman Sachs International	(1,260,093)	—	1,143,965	(116,128)
HSBC Bank USA	(617,416)	—	559,761	(57,655)
JPMorgan Chase Bank	575,502	370,000	—	205,502
Morgan Stanley Capital Services, Inc.	(267,755)	—	410,220	142,465
Nomura Global Finance	5,819	—	—	5,819
Royal Bank of Canada	(397,518)	—	—	(397,518)
The Royal Bank of Scotland PLC	4,117	—	—	4,117
UBS AG	(224,906)	—	—	(224,906)
Totals	$11,372,133	$13,573,000	2,925,599	$724,732

*	Negative net exposure amounts represent instances where collateral received from counterparties exceeds net unrealized gains on derivative positions.

Effect of derivative instruments on the Statements of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2014:

	Statements of operations Location—Net Realized Gain (Loss) on:
Portfolio	Risk	Investments (Purchased options)	Written options	Futures contracts	Swap contracts	Investments in unaffiliated issuers and foreign currency transactions*	Total
Global Bond Trust	Interest rate contracts	($1,307)	$1,238,704	$3,598,527	($1,250,715)	—	$3,585,209
	Credit contracts	—	62,494	—	1,060,387	—	1,122,881
	Foreign currency contracts	(1,880)	680,638	—	—	($11,581,239)	(10,902,481)
	Total	($3,187)	$1,981,836	$3,598,527	($190,328)	($11,581,239)	($6,194,391)
High Yield Trust	Interest rate contracts	—	—	($1,035,949)	—	—	($1,035,949)
	Credit contracts	—	—	—	($510,048)	—	(510,048)
	Foreign currency contracts	—	—	—	—	$71,624	71,624
	Total	—	—	($1,035,949)	($510,048)	$71,624	($1,474,373)
Investment Quality Bond Trust	Interest rate contracts	($225,162)	—	($639,401)	($240,282)	—	($1,104,845)
	Credit contracts	—	—	—	(1,262,490)	—	(1,262,490)
	Foreign currency contracts	(5,425)	—	—	—	$253,918	248,493
	Total	($230,587)	—	($639,401)	($1,502,772)	$253,918	($2,118,842)
New Income Trust	Interest rate contracts	($128,689)	—	($3,112,043)	—	—	($3,240,732)
	Credit contracts	—	—	—	$1,086	—	1,086
	Foreign currency contracts	—	—	—	—	($4,227,261)	(4,227,261)
	Total	($128,689)	—	($3,112,043)	1,086	($4,227,261)	(7,466,907)
Real Return Bond Trust	Interest rate contracts	($54,396)	$176,375	($290,882)	($652,659)	—	($821,562)
	Credit contracts	—	13,887	—	46,021	—	59,908
	Foreign currency contracts	—	51,655	—	—	$2,499,808	2,551,463
	Total	($54,396)	$241,917	($290,882)	($606,638)	$2,499,808	$1,789,809
Short-Term Government Income Trust	Interest rate contracts	—	—	($544,598)	—	—	($544,598)
	Total	—	—	($544,598)	—	—	(544,598)
Strategic Income Opportunities Trust	Interest rate contracts	—	—	($9,477,717)	—	—	($9,477,717)
	Foreign currency contracts	$1,291,626	$48,695	—	—	$11,057,698	12,398,019
	Total	$1,291,626	48,695	($9,477,717)	—	$11,057,698	$2,920,302
Total Return Trust	Interest rate contracts	—	$7,088,649	$25,293,053	$6,965,084	—	$39,346,786
	Credit contracts	—	72,856	—	1,881,680	—	1,954,536
	Foreign currency contracts	—	327,888	—	—	$31,958,709	32,286,597
	Total	—	$7,489,393	$25,293,053	$8,846,764	$31,958,709	$73,587,919

*	Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statements of operations.

103

DERIVATIVE INSTRUMENTS, CONTINUED

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2014:

	Statements of operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies*	Total
Global Bond Trust	Interest rate contracts	($1,656,397)	$1,061,315	($1,736,887)	($1,702,421)	—	($4,034,390)
	Credit contracts	—	—	—	(568,355)	—	(568,355)
	Foreign currency contracts	—	1,158,123	—	(583,635)	$14,526,834	15,101,322
	Total	($1,656,397)	$2,219,438	($1,736,887)	($2,854,411)	$14,526,834	$10,498,577
High Yield Trust	Credit contracts	—	—	—	$378,452	—	$378,452
	Interest rate contracts	—	—	($272,251)	—	—	(272,251)
	Foreign currency contracts	—	—	—	—	$226,398	226,398
	Total	—	—	($272,251)	$378,452	$226,398	$332,599
Investment Quality Bond Trust	Interest rate contracts	($82,272)	—	$595,709	($1,148,065)	—	($634,628)
	Credit contracts	—	—	—	179,835	—	179,835
	Foreign currency contracts	(15,796)	—	—	—	$106,860	91,064
	Total	($98,068)	—	$595,709	($968,230)	$106,860	($363,729)
New Income Trust	Interest rate contracts	—	—	($3,943,072)	—	—	($3,943,072)
	Credit contracts	—	—	—	($5,803)	—	(5,803)
	Foreign currency contracts	—	—	—	—	$172,034	172,034
	Total	—	—	($3,943,072)	($5,803)	$172,034	($3,776,841)
Real Return Bond Trust	Interest rate contracts	($16,034)	($91,408)	$50,100	($1,235,877)	—	($1,293,219)
	Credit contracts	96	2,132	—	(9,927)	—	(7,699)
	Foreign currency contracts	—	3,246	—	—	$448,992	452,238
	Total	($15,938)	($86,030)	$50,100	($1,245,804)	$448,992	($848,680)
Short-Term Government Income Trust	Interest rate contracts	—	—	($552,932)	—	—	($552,932)
	Total	—	—	($552,932)	—	—	($552,932)
Strategic Income Opportunities Trust	Interest rate contracts	$1,146,382	—	($1,106,414)	—	—	$39,968
	Foreign currency contracts	—	—	—	—	$3,396,319	3,396,319
	Total	$1,146,382	—	(1,106,414)	—	$3,396,319	$3,436,287
Total Return Trust	Interest rate contracts	($18,412)	($609,282)	$9,979,229	($58,763,358)	—	($49,411,823)
	Credit contracts	—	30,206	—	(2,750,014)	—	(2,719,808)
	Foreign currency contracts	—	262,695	—	—	$21,439,138	21,701,833
	Total	($18,412)	($316,381)	$9,979,229	($61,513,372)	$21,439,138	($30,429,798)

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Service, LLC (the Advisor) serves as investment adviser for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the portfolios and the net assets of a similar portfolio to John Hancock Funds II (JHF II), unless otherwise noted below. JHF II Funds are advised by John Hancock Advisers LLC (JHA), an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC.

•	Active Bond Trust — a) 0.60% of the first $2.5 billion of aggregate net assets; b) 0.575% of aggregate net assets between $2.5 billion and $5.0 billion; and c) 0.55% of the excess over $5.0 billion of aggregate net assets.

•	Bond Trust— a) 0.65% of the first $500 million of aggregate net assets; b) 0.60% of aggregate net assets between $500 million and $1.5 billion; c) 0.575% of aggregate net assets between $1.5 billion and $2.5 billion; and d) 0.55% of the excess over $2.5 billion of aggregate net assets.

•	Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of aggregate net assets between $200 million and $400 million; and c) 0.57% of the excess over $400 million of aggregate net assets.

•	Global Bond Trust— 0.70% of the aggregate net assets.

•	High Yield Trust— a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

104

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Income Trust — Aggregate net assets for this portfolio include the net assets of Income Trust, International Value Trust, Global Trust and Mutual Shares Trust, the net assets of similar funds of JHF II for all the funds listed and JHF II International Small Cap Fund. The financial statements for the other portfolios listed are not included in this report. The monthly management fee paid on these assets is a) 1.075% on the first $50 million of aggregate net assets; b) 0.915% of aggregate net assets between $50 million and $200 million; c) 0.825% of the aggregate net assets between $200 million and $500 million; and d) 0.80% of the excess over $500 million of aggregate net assets. (When aggregate net assets exceed $500 million, the rate is 0.80% of all assets.)

•	Investment Quality Bond Trust— a) 0.60% of the first $500 million of aggregate net assets and b) 0.55% of the excess over $500 million of aggregate net assets.

•	Money Market Trust — a) 0.50% of the first $500 million of aggregate net assets and b) 0.47% of the excess over $500 million of aggregate net assets.

•	Money Market Trust B — a) 0.50% of the first $500 million of average net assets and b) 0.47% of the excess over $500 million of average net assets.

•	New Income Trust — Effective July 1, 2014, the following management fee applies: a) If the aggregate net assets of the portfolio are less than $100 million i) 0.725% of the first $50 million aggregate net assets and ii) 0.675% of the next $50 million aggregate net assets; b) 0.650% of aggregate net assets if the aggregate net assets are between $100 million and $250 million; c) 0.600% of aggregate net assets if the aggregate net assets are between $250 million and $500 million; d) if the aggregate net assets are between $500 million and $1 billion i) 0.575% of the first $500 million aggregate net assets and ii) 0.550% of aggregate net assets over $500 million and e) 0.550% of aggregate net assets if the aggregate net assets exceed $1 billion. Prior to July 1, 2014, the following management fee applied a) 0.80% of the first $50 million of average net assets and b) 0.75% of the average net assets between $50 million and $100 million; c) 0.675% of the average net assets between $100 million and $250 million; d) 0.625% of the average net assets between $250 million and $500 million; and e) 0.60% of the excess over $500 million of average net assets. (The annual rate of the management fee for the portfolio on any day shall not exceed 0.725%. Also, when net assets of the portfolio exceed $100 million on any day, the annual rate of management fee for that day is 0.750% of the first $100 million of net assets.)

•	Real Return Bond Trust— a) 0.70% of the first $1 billion of aggregate net assets and b) 0.65% of the excess over $1 billion of aggregate net assets.

•	Short Term Government Income Trust— a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.

•	Strategic Income Opportunities Trust— a) 0.70% of the first $500 million of aggregate net assets; b) 0.65% of aggregate net assets between $500 million and $3.5 billion; and c) 0.60% of the excess over $3.5 billion of aggregate net assets.

•	Total Bond Market Trust B— a) 0.47% of the first $1.5 billion of aggregate net assets and b) 0.46% of the excess over $1.5 billion of aggregate net assets.

•	Total Return Trust — If Relationship Net Assets are equal to or exceed $3 billion, then the following fee schedule applies: a) 0.70% of the first $1 billion of aggregate net assets and b) 0.675% of the excess over $1 billion of aggregate net assets. If Relationship Net Assets are less than $3 billion, then the advisory fee to be paid is 0.70% of aggregate net assets. Relationship Net Assets are aggregate net assets of all portfolios of the Trust and JHF II that are subadvised by Pacific Investment Management Company, LLC.

•	Ultra Short Term Bond Trust— a) 0.55% of the first $250 million of average net assets and b) 0.53% of the excess over $250 million of average net assets.

The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. The portfolios’ management is allocated among the following managers.

Portfolio	Subadvisor
Active Bond Trust	Declaration Management and Research[1], LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Core Bond Trust	Wells Capital Management, Inc.
Global Bond Trust	Pacific Investment Management Company, LLC
High Yield Trust	Western Asset Management Company (Sub-Subadvisor is Western Asset Management Company Limited)
Income Trust	Franklin Advisers, Inc.
Investment Quality Bond Trust	Wellington Management Company, LLP
Money Market Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited[1]
Money Market Trust B	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited[1]
New Income Trust	T. Rowe Price Associates, Inc.
Real Return Bond Trust	Pacific Investment Management Company, LLC
Short Term Government Income Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Strategic Income Opportunities Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Total Bond Market Trust B	Declaration Management and Research, LLC[1]
Total Return Trust	Pacific Investment Management Company, LLC
Ultra Short Term Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]

[1]	An affiliate of the Advisor.

The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements. The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest expense, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the portfolios dealing with services for shareholders and others with beneficial interest in shares of portfolios. This expense reduction will continue in effect until terminated by the Advisor.

105

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Expense limitation as a percentage of average net assets
Active Bond Trust	0.15%
Bond Trust	0.15%
Core Bond Trust	0.15%
Global Bond Trust	0.15%
High Yield Trust	0.15%
Income Trust	0.15%
Investment Quality Bond Trust	0.15%
Money Market Trust	0.15%
New Income Trust	0.15%
Real Return Bond Trust	0.15%
Short Term Government Income Trust	0.15%
Strategic Income Opportunities Trust	0.15%
Total Return Trust	0.15%
Ultra Short Term Bond Trust	0.15%

The Advisor has contractually agreed to waive a portion of its management fee for certain portfolios (the participating portfolios) of the Trust. All portfolios except Money Market Trust, Money Market Trust B and Total Bond Market Trust B covered in this report are participating portfolios. Effective July 1, 2014, Money Market Trust, Money Market Trust B and Total Bond Market Trust B are participating portfolios. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. This arrangement may be amended or terminated at any time by the Advisor upon notice to the portfolios and with the approval of the Board of Trustees.

The Advisor has voluntarily agreed to reduce its advisory fee for portfolios that are subadvised by T. Rowe Price by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts New Income Trust and may be terminated at any time by the Advisor.

The Distributor has voluntarily agreed to reimburse certain class-specific portfolio expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) for Money Market Trust and Money Market Trust B, to the extent necessary in order to maintain a minimum yield for all classes of the portfolios. In addition, the Advisor voluntarily agreed to reimburse certain portfolio expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class specific portfolio expenses is fully utilized.

The Advisor has contractually agreed to waive its advisory fee on Money Market Trust B in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market Trust B portfolio’s average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, short dividends, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio’s business and underlying fund expenses. The expense cap will remain in effect until April 30, 2015, and may terminate at any time thereafter.

The Advisor has contractually agreed to waive its advisory fee for Total Bond Market Trust B in an amount so that annual operating expenses do not exceed 0.25% of the Total Bond Market Trust B portfolio’s average net assets. The waiver excludes taxes, short dividends, acquired fund fees, brokerage commissions, interest expense, litigation and indemnification expenses, underlying fund expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business. The expense waivers will remain in effect until April 30, 2015, and may terminate any time thereafter.

The Advisor voluntarily agreed to reduce its advisory fee that would be payable by the Total Return Trust (after giving effect to asset-based breakpoints) by 0.02% of the Total Return Trust’s average daily net assets. The Advisor may terminate this voluntary waiver at any time upon notice to the Total Return Trust.

Effective July 1, 2014, the Advisor has voluntarily agreed to reduce its advisory fee on Real Return Bond Trust in an amount so that annual operating expenses do not exceed 0.75% of Real Return Bond Trust portfolio’s average net assets. The waiver excludes Rule 12b-1 fees, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of business. The Advisor may terminate this voluntary waiver at any time upon notice to the Real Return Bond Trust.

For the year ended December 31, 2014, the expense reductions under these agreements amounted to:

Expense reimbursement by class

Portfolio	Series I	Series II	Series NAV	Total
Active Bond Trust	$3,449	$16,052	$39,190	$58,691
Bond Trust	16,569	40,882	596,136	653,587
Core Bond Trust	99	601	85,463	86,163
Global Bond Trust	3,923	8,685	43,461	56,069
High Yield Trust	8,021	7,220	6,654	21,895
Income Trust	—	—	31,206	31,206
Investment Quality Bond Trust	13,697	7,659	1,252	22,608
Money Market Trust	7,812,299	2,221,146	—	10,033,445
Money Market Trust B	—	—	1,667,122	1,667,122
New Income Trust	—	—	419,471	419,471
Real Return Bond Trust	3,369	21,550	22,231	47,150
Short Term Government Income Trust	3,914	3,005	20,348	27,267
Strategic Income Opportunities Trust	27,728	4,205	3,399	35,332
Total Bond Market Trust B	307,914	181,379	753,566	1,242,859
Total Return Trust	45,985	47,613	574,423	668,021
Ultra Short Term Bond Trust	739	15,510	724	16,973

106

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2014 were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
Active Bond Trust	0.59%	Money Market Trust B	0.12%
Bond Trust	0.56%	New Income Trust	0.57%
Core Bond Trust	0.58%	Real Return Bond Trust	0.65%
Global Bond Trust	0.69%	Short Term Government Income Trust	0.55%
High Yield Trust	0.66%	Strategic Income Opportunities Trust	0.63%
Income Trust	0.79%	Total Bond Market Trust B	0.21%
Investment Quality Bond Trust	0.57%	Total Return Trust	0.65%
Money Market Trust	0.13%	Ultra Short Term Bond Trust	0.54%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2014 amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The following table shows the contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolio’s shares.

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund Lending Program: Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statements of assets and liabilities. At period end, no interfund loans were outstanding. The portfolios’ activities in this program during the period for which loans were outstanding were as follows:

Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income
Bond Trust	Lender	$27,789,881	1	0.45%	$344

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in the portfolios’ shares for the years ended December 31, 2014 and 2013 were as follows:

Active Bond Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	321,239	$3,216,031	147,038	$1,480,232
Distributions reinvested	183,807	1,827,162	307,412	2,998,395
Repurchased	(839,256)	(8,363,050)	(1,043,840)	(10,564,942)
Net decrease	(334,210)	($3,319,857)	(589,390)	($6,086,315)
Series II shares
Sold	539,145	$5,423,571	3,404,033	$33,914,150
Distributions reinvested	773,953	7,706,723	1,434,552	14,019,186
Repurchased	(5,970,186)	(59,527,564)	(5,907,326)	(59,771,226)
Net decrease	(4,657,088)	($46,397,270)	(1,068,741)	($11,837,890)
Series NAV shares
Sold	2,578,287	$25,873,655	1,057,357	$10,878,865
Distributions reinvested	2,161,318	21,499,827	3,371,697	32,894,541
Repurchased	(4,258,505)	(42,388,995)	(37,464,106)	(376,078,533)
Net increase (decrease)	481,100	$4,984,487	(33,035,052)	($332,305,127)
Total net decrease	(4,510,198)	($44,732,640)	(34,693,183)	($350,229,332)

107

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Bond Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	320,724	$4,420,713	2,559,859	$35,040,453
Distributions reinvested	445,591	6,099,488	656,830	8,888,189
Repurchased	(2,793,235)	(38,311,436)	(1,930,800)	(26,674,813)
Net increase (decrease)	(2,026,920)	($27,791,235)	1,285,889	$17,253,829
Series II shares
Sold	674,388	$9,317,560	6,912,665	$94,504,908
Issued in reorganization (Note 9)	73,641	1,021,330	—	—
Distributions reinvested	1,013,973	13,895,529	1,566,086	21,216,809
Repurchased	(8,257,581)	(113,030,768)	(6,542,726)	(90,462,059)
Net increase (decrease)	(6,495,579)	($88,796,349)	1,936,025	$25,259,658
Series NAV shares
Sold	261,724,860	$3,601,154,037	42,702,201	$583,501,957
Issued in reorganization (Note 9)	12,862,968	178,399,005	—	—
Distributions reinvested	19,119,429	261,655,129	20,026,815	270,816,557
Repurchased	(126,817,964)	(1,728,776,840)	(14,134,371)	(193,684,051)
Net increase	166,889,293	$2,312,431,331	48,594,645	$660,634,463
Total net increase	158,366,794	$2,195,843,747	51,816,559	$703,147,950

Core Bond Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	28,457	$378,197	16,636	$227,378
Distributions reinvested	3,318	43,892	6,844	89,750
Repurchased	(33,042)	(436,844)	(64,655)	(891,425)
Net decrease	(1,267)	($14,755)	(41,175)	($574,297)
Series II shares
Sold	282,600	$3,723,924	76,833	$1,046,864
Distributions reinvested	17,332	229,025	39,608	518,641
Repurchased	(352,133)	(4,650,706)	(319,392)	(4,355,375)
Net decrease	(52,201)	($697,757)	(202,951)	($2,789,870)
Series NAV shares
Sold	8,686,999	$116,126,943	6,090,053	$82,835,116
Distributions reinvested	2,233,963	29,415,429	7,941,902	103,744,148
Repurchased	(65,743,465)	(871,870,767)	(6,579,455)	(88,975,202)
Net increase (decrease)	(54,822,503)	($726,328,395)	7,452,500	$97,604,062
Total net increase (decrease)	(54,875,971)	($727,040,907)	7,208,374	$94,239,895

Global Bond Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	80,911	$1,034,000	182,371	$2,344,542
Distributions reinvested	40,431	505,797	22,741	286,085
Repurchased	(830,984)	(10,622,393)	(1,088,233)	(13,723,592)
Net decrease	(709,642)	($9,082,596)	(883,121)	($11,092,965)
Series II shares
Sold	204,286	$2,563,501	1,327,999	$16,579,137
Distributions reinvested	74,453	923,213	28,130	350,782
Repurchased	(2,366,122)	(29,909,816)	(2,784,325)	(34,806,200)
Net decrease	(2,087,383)	($26,423,102)	(1,428,196)	($17,876,281)
Series NAV shares
Sold	352,400	$4,458,870	4,305,891	$54,620,704
Distributions reinvested	451,926	5,630,997	285,087	3,572,140
Repurchased	(11,643,867)	(149,322,451)	(4,399,257)	(55,339,354)
Net increase (decrease)	(10,839,541)	($139,232,584)	191,721	$2,853,490
Total net decrease	(13,636,566)	($174,738,282)	(2,119,596)	($26,115,756)

108

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

High Yield Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,633,432	$16,028,572	2,278,714	$14,284,419
Issued in reorganization (Note 9)	—	—	7,990,169	50,611,702
Distributions reinvested	1,238,343	7,342,221	1,302,297	7,970,907
Repurchased	(5,359,829)	(33,327,000)	(4,022,357)	(25,222,242)
Net increase (decrease)	(1,488,054)	($9,956,207)	7,548,823	$47,644,786
Series II shares
Sold	2,342,277	$14,740,367	5,841,547	$37,149,369
Issued in reorganization (Note 9)	—	—	7,726,164	49,690,121
Distributions reinvested	991,084	5,978,244	1,181,491	7,348,576
Repurchased	(6,629,764)	(42,201,495)	(9,467,037)	(60,361,367)
Net increase (decrease)	(3,296,403)	($21,482,884)	5,282,165	$33,826,699
Series NAV shares
Sold	8,454,902	$52,226,728	16,736,417	$103,876,362
Issued in reorganization (Note 9)	—	—	734,803	4,607,870
Distributions reinvested	1,150,441	6,732,897	1,143,193	6,942,864
Repurchased	(9,642,255)	(59,036,764)	(19,287,736)	(120,928,213)
Net decrease	(36,912)	($77,139)	(673,323)	($5,501,117)
Total net increase (decrease)	(4,821,369)	($31,516,230)	12,157,665	$75,970,368

Income Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	192,497	$2,362,301	369,255	$4,335,624
Distributions reinvested	1,525,698	18,895,462	1,695,821	20,024,598
Repurchased	(5,370,667)	(66,842,285)	(1,393,704)	(16,143,295)
Net increase (decrease)	(3,652,472)	($45,584,522)	671,372	$8,216,927

Investment Quality Bond Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	374,715	$4,426,658	1,650,659	$19,718,976
Distributions reinvested	530,713	6,213,947	1,021,570	11,869,013
Repurchased	(2,615,655)	(30,793,319)	(2,526,821)	(30,533,617)
Net increase (decrease)	(1,710,227)	($20,152,714)	145,408	$1,054,372
Series II shares
Sold	385,789	$4,552,997	1,145,235	$13,658,864
Distributions reinvested	279,657	3,276,719	563,785	6,551,924
Repurchased	(1,708,216)	(20,077,334)	(2,589,748)	(31,298,244)
Net decrease	(1,042,770)	($12,247,618)	(880,728)	($11,087,456)
Series NAV shares
Sold	320,231	$3,759,409	206,218	$2,502,393
Distributions reinvested	52,492	612,910	88,708	1,027,857
Repurchased	(262,657)	(3,076,226)	(845,773)	(10,173,476)
Net increase (decrease)	110,066	$1,296,093	(550,847)	($6,643,226)
Total net decrease	(2,642,931)	($31,104,239)	(1,286,167)	($16,676,310)

Money Market Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	190,167,996	$190,167,996	308,986,329	$308,986,329
Distributions reinvested	50,336	50,336	158,455	158,455
Repurchased	(506,682,537)	(506,682,537)	(797,402,918)	(797,402,918)
Net decrease	(316,464,205)	($316,464,205)	(488,258,134)	($488,258,134)
Series II shares
Sold	89,253	$89,253	42,050,933	$42,050,933
Distributions reinvested	9,384	9,384	32,855	32,855
Repurchased	(121,093,712)	(121,093,712)	(307,109,106)	(307,109,106)
Net decrease	(120,995,075)	($120,995,075)	(265,025,318)	($265,025,318)
Total net decrease	(437,459,280)	($437,459,280)	(753,283,452)	($753,283,452)

Money Market Trust B	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	153,231,906	$153,231,906	222,106,696	$222,106,696
Distributions reinvested	6,434	6,434	69,924	69,924
Repurchased	(236,958,570)	(236,958,570)	(282,914,656)	(282,914,656)
Net decrease	(83,720,230)	($83,720,230)	(60,738,036)	($60,738,036)

109

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

New Income Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	6,741,502	$89,981,883	9,177,044	$124,464,814
Distributions reinvested	5,997,916	78,654,920	9,743,238	127,833,404
Repurchased	(95,565,598)	(1,277,697,151)	(9,906,937)	(133,316,180)
Net increase (decrease)	(82,826,180)	($1,109,060,348)	9,013,345	$118,982,038

Real Return Bond Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	55,004	$675,528	135,402	$1,706,979
Distributions reinvested	15,432	188,736	15,997	194,525
Repurchased	(182,556)	(2,214,256)	(292,566)	(3,725,810)
Net decrease	(112,120)	($1,349,992)	(141,167)	($1,824,306)
Series II shares
Sold	191,230	$2,322,636	278,063	$3,424,096
Distributions reinvested	94,637	1,141,317	108,520	1,302,235
Repurchased	(1,038,582)	(12,509,045)	(1,994,553)	(24,881,898)
Net decrease	(752,715)	($9,045,092)	(1,607,970)	($20,155,567)
Series NAV shares
Sold	526,191	$6,368,625	1,192,170	$15,371,144
Distributions reinvested	103,594	1,249,341	97,260	1,167,124
Repurchased	(765,048)	(9,302,071)	(1,739,087)	(21,758,651)
Net decrease	(135,263)	($1,684,105)	(449,657)	($5,220,383)
Total net decrease	(1,000,098)	($12,079,189)	(2,198,794)	($27,200,256)

Short Term Government Income Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	760,845	$9,560,400	1,517,819	$19,464,361
Distributions reinvested	89,416	1,113,596	105,489	1,330,768
Repurchased	(1,731,361)	(21,698,920)	(2,497,732)	(31,886,088)
Net decrease	(881,100)	($11,024,924)	(874,424)	($11,090,959)
Series II shares
Sold	938,362	$11,783,056	1,318,292	$16,828,579
Distributions reinvested	60,402	752,865	79,545	1,003,806
Repurchased	(1,798,034)	(22,563,071)	(2,254,545)	(28,702,793)
Net decrease	(799,270)	($10,027,150)	(856,708)	($10,870,408)
Series NAV shares
Sold	5,158,624	$64,436,744	4,778,834	$61,191,175
Distributions reinvested	461,870	5,752,774	517,202	6,523,694
Repurchased	(6,040,600)	(75,972,487)	(12,873,775)	(164,297,002)
Net decrease	(420,106)	($5,782,969)	(7,577,739)	($96,582,133)
Total net decrease	(2,100,476)	($26,835,043)	(9,308,871)	($118,543,500)

Strategic Income Opportunities Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,359,128	$45,349,735	3,369,748	$46,240,157
Distributions reinvested	1,366,109	18,140,079	1,605,974	21,335,346
Repurchased	(2,243,129)	(30,364,825)	(2,829,541)	(38,657,705)
Net increase	2,482,108	$33,124,989	2,146,181	$28,917,798
Series II shares
Sold	245,154	$3,313,579	552,902	$7,568,528
Distributions reinvested	184,112	2,452,233	264,778	3,525,112
Repurchased	(1,070,907)	(14,519,824)	(1,310,155)	(17,993,510)
Net decrease	(641,641)	($8,754,012)	(492,475)	($6,899,870)
Series NAV shares
Sold	1,254,514	$16,826,716	2,102,173	$29,036,067
Distributions reinvested	169,421	2,243,175	218,691	2,896,940
Repurchased	(1,295,843)	(17,461,080)	(874,171)	(11,991,207)
Net increase	128,092	$1,608,811	1,446,693	$19,941,800
Total net increase	1,968,559	$25,979,788	3,100,399	$41,959,728

110

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Total Bond Market Trust B	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,378,338	$35,260,194	1,345,913	$14,166,342
Distributions reinvested	396,689	4,107,616	367,397	3,760,342
Repurchased	(1,345,559)	(13,982,804)	(3,019,034)	(31,718,061)
Net increase (decrease)	2,429,468	$25,385,006	(1,305,724)	($13,791,377)
Series II shares
Sold	2,909,204	$30,432,935	1,449,772	$15,261,197
Distributions reinvested	205,797	2,134,399	261,179	2,677,783
Repurchased	(4,320,373)	(44,784,322)	(7,456,480)	(78,582,108)
Net decrease	(1,205,372)	($12,216,988)	(5,745,529)	($60,643,128)
Series NAV shares
Sold	2,641,427	$27,408,737	3,336,012	$35,095,756
Distributions reinvested	893,622	9,255,361	961,353	9,838,958
Repurchased	(4,493,606)	(46,726,606)	(3,627,937)	(38,344,513)
Net increase (decrease)	(958,557)	($10,062,508)	669,428	$6,590,201
Total net increase (decrease)	265,539	$3,105,510	(6,381,825)	($67,844,304)

Total Return Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	805,386	$11,214,966	523,544	$7,544,243
Distributions reinvested	400,744	5,547,907	740,259	10,243,251
Repurchased	(2,395,395)	(33,234,049)	(4,686,907)	(67,886,263)
Net decrease	(1,189,265)	($16,471,176)	(3,423,104)	($50,098,769)
Series II shares
Sold	134,943	$1,865,873	772,043	$11,033,862
Distributions reinvested	374,094	5,174,059	801,053	11,064,262
Repurchased	(3,626,913)	(50,234,720)	(6,112,195)	(87,860,761)
Net decrease	(3,117,876)	($43,194,788)	(4,539,099)	($65,762,637)
Series NAV shares
Sold	1,381,292	$19,114,676	8,879,275	$127,564,917
Distributions reinvested	3,795,707	52,388,151	11,705,948	161,368,038
Repurchased	(138,496,548)	(1,924,300,996)	(13,037,957)	(186,003,488)
Net increase (decrease)	(133,319,549)	($1,852,798,169)	7,547,266	$102,929,467
Total net decrease	(137,626,690)	($1,912,464,133)	(414,937)	($12,931,939)

Ultra Short Term Bond Trust	Year ended 12-31-14		Year ended 12-31-13
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,149,800	$25,719,420	1,986,357	$24,062,722
Distributions reinvested	12,595	149,212	11,936	143,297
Repurchased	(2,241,740)	(26,812,621)	(1,761,281)	(21,319,359)
Net increase (decrease)	(79,345)	($943,989)	237,012	$2,886,660
Series II shares
Sold	18,764,829	$224,220,686	17,985,876	$217,465,996
Distributions reinvested	247,115	2,925,962	167,216	2,006,824
Repurchased	(17,715,439)	(211,388,314)	(11,813,920)	(142,702,073)
Net increase	1,296,505	$15,758,334	6,339,172	$76,770,747
Series NAV shares
Sold	657,410	$7,865,148	674,099	$8,165,404
Distributions reinvested	16,460	194,821	8,796	105,607
Repurchased	(251,572)	(3,010,939)	(244,840)	(2,963,686)
Net increase	422,298	$5,049,030	438,055	$5,307,325
Total net increase	1,639,458	$19,863,375	7,014,239	$84,964,732

For portfolios with Series NAV, affiliates of the Trust owned 100% of the shares of beneficial interest of this Series.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, are aggregated below for the year ended December 31, 2014. In addition, the purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2014.

	Purchases		Sales and Maturities
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Active Bond Trust	$240,712,995	$272,848,903	$249,587,956	$275,177,421
Bond Trust	6,910,588,614	4,815,523,977	7,032,295,233	2,557,003,066
Core Bond Trust	3,418,238,604	1,469,476,551	3,508,377,448	2,093,539,313
Global Bond Trust	120,581,708	505,550,329	97,956,567	465,370,271
High Yield Trust	—	224,032,525	287,780	262,503,383
Income Trust	—	120,190,439	—	185,896,553
Investment Quality Bond Trust	185,023,800	172,372,750	232,823,081	213,327,322
New Income Trust	418,986,596	708,217,185	526,952,498	1,744,454,878
Real Return Bond Trust	93,218,860	53,824,316	116,756,134	46,483,950
Short Term Government Income Trust	71,215,461	108,405,625	92,320,501	107,137,173

111

PURCHASE AND SALE OF SECURITIES, CONTINUED

	Purchases		Sales and Maturities
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Strategic Income Opportunities Trust	—	$258,879,040	—	$244,927,615
Total Bond Market Trust B	$202,665,997	109,919,359	$201,391,184	103,835,240
Total Return Trust	1,100,751,218	1,182,019,620	2,038,111,622	1,999,127,871
Ultra Short Term Bond Trust	32,076,094	167,678,866	12,156,828	128,886,282

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of each portfolio’s net assets. At December 31, 2014, the following portfolios had an affiliate ownership of 5% or more of their net assets:

Portfolio	Affiliated Concentration
Bond Trust	92.5%
Core Bond Trust	97.4%
Global Bond Trust	64.0%
Income Trust	100.0%
New Income Trust	100.0%
Short Term Government Income Trust	40.0%
Total Return Trust	60.1%

9.  REORGANIZATIONS On September 17, 2014, the shareholders of Bond PS Series (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Bond Trust (the Acquiring portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to consolidate the Acquired portfolio with portfolios with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or their shareholders. Thus, the investments were transferred to the Acquiring portfolios at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio was distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on November 7, 2014. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION OF THE ACQUIRED PORTFOLIO INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Bond Trust	Bond PS Series	$179,420,335	$1,062,546	14,169,577	12,936,609	$10,303,418,959	$10,482,839,294

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statements of operations at December 31, 2014. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Fiscal year ended December 31, 2013 portfolio mergers.  On April 10, 2013, the shareholders of American High-Income Bond Trust (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) that provided for an exchange of shares of the High Yield Trust (the Acquiring portfolio) with values equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with value equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to result in a combined Acquiring portfolio that has the potential to achieve a better long-term performance record and has stronger prospects for growth or potential economies of scale than the Acquired portfolio. The Acquired portfolio has similar investment objectives and principal investment strategies. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or its shareholders. Thus, the investments were transferred to the Acquiring portfolio at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 26, 2013. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION OF THE ACQUIRED PORTFOLIO INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO NET ASSETS AFTER COMBINATION
High Yield Trust	American High-Income Bond Trust	$104,909,693	$87,046	9,607,244	16,451,136	$330,636,575	$435,546,268

112

REORGANIZATIONS, CONTINUED

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statements of operations at December 31, 2013. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the reporting period, the combined portfolio’s pro forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$22,177,990
Net realized and unrealized gain (loss)	7,901,261
Increase (decrease) in net assets from operations	30,079,251

10.  LITIGATION PROCEEDS The portfolios may receive proceeds from litigation settlements involving portfolio holdings. Any proceeds received are reflected in realized gains (losses) on investments. During the year, Real Return Bond Portfolio received a litigation settlement from JP Morgan of $1,668,460 relating to losses on mortgage backed securities that occurred during 2006-2008.

11.  OTHER MATTER The Trust and several of its funds have been named as defendants in an adversary proceeding originally brought by the Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buy-out transaction by which Tribune Company converted to a privately-held company in 2007, and the defendants include the beneficial owners of shares of Tribune Company who received proceeds from the leveraged buy-out. The plaintiff seeks to recover payments of those proceeds as intentionally fraudulent conveyances under the U.S. Bankruptcy Code.

The adversary proceeding, which is now captioned Mark S. Kirschner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the ”FitzSimons action“), has been transferred to the U.S. District Court for the Southern District of New York and consolidated into the multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.). On August 2, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint that named ”JHT 500 Index Trust,“ ”JHT 500 Index Trust B,“ ”JHT Equity Income Trust,“ ”JHT Mid Value Trust,“ ”JHT Spectrum Income Trust,“ ”JHT Total Stock Market Index Trust,“ and ”John Hancock Variable Insurance Trust F/K/A John Hancock Trust (New Income Trust)“ as defendants. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

In a related matter, the Trust and several of its funds have been named as defendants in Deutsche Bank Trust Co. Americas v. Paniagua, No. 11-9409 (S.D.N.Y.). This case also relates to the Tribune Company leveraged buy-out transaction and asserts claims on behalf of Tribune noteholders for constructive fraudulent conveyance under state law, and it has been consolidated into the multidistrict litigation proceeding. The complaint names the following entities as defendants: John Hancock Variable Insurance Trust, ”JHT New Income Trust,“ ”John Doe, As Trustee of JHT Income Trust,“ and ”John Hancock Variable Insurance Trust (F/K/A John Hancock Trust (New Income Trust)).“ On September 23, 2013, the Court granted the defendants’ motion to dismiss this action on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. These appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

The potential amount sought to be recovered from the Trust by the plaintiffs in these two actions is unknown, but it includes, approximately $2,125,000 representing the proceeds that the portfolio received in the leveraged buy-out, plus an unknown amount of interest and the plaintiffs’ attorneys fees and expenses. The portfolio cannot predict the outcome of this proceeding. The portfolio is currently assessing the case and has not yet determined the effect, if any, on the portfolio’s net assets and results of operations. If the proceeding were to be decided in a manner adverse to the portfolio, or if the portfolio was to enter into a settlement agreement with the plaintiffs, the payment of such judgment or settlement could have an adverse effect on the portfolio’s net asset value.

113

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and of cash flows (Real Return Bond Trust) and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (as listed in the table of contents on page 2) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets, the cash flows of Real Return Bond Trust, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agents, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 2015

114

John Hancock Variable Insurance Trust

Special Shareholder Meeting (unaudited)

On September 17, 2014, a Special Meeting of the shareholders of Natural Resources Trust and Bond PS Series was held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m. Eastern Time for the purpose of considering and voting upon:

Proposal One:	Approval of an Agreement and Plan of Reorganization providing for the reorganization of Natural Resources Trust into Global Trust

PROPOSAL ONE PASSED ON September 17, 2014.

FOR	AGAINST	ABSTAIN
11,514,114.941	496,892.277	966,409.729

Proposal Two:	Approval of an Agreement and Plan of Reorganization providing for the reorganization of Bond PS Series into Bond Trust

PROPOSAL TWO PASSED ON September 17, 2014.

FOR	AGAINST	ABSTAIN
13,915,426.572	0	0

115

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, year of birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates, Born: 1946	Trustee (since 2004) and Chairperson of the Board (since 2005)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

Grace K. Fey, Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

116

John Hancock Variable Insurance Trust

Trustees and officers information

Name, year of birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman,[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002—2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	Trustee (since 2005)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Gregory A. Russo, Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

117

John Hancock Variable Insurance Trust

Trustees and officers information

NON-INDEPENDENT TRUSTEES 4

Name, year of birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Craig Bromley, Born: 1966	Non-Independent Trustee (since 2012)
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Warren A. Thomson, Born: 1955	Non-Independent Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name, Year of Birth	Position with the Trust	Principal Occupation(s)
Andrew G. Arnott, Born: 1971	President** (since 2014)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

John J. Danello, Born: 1955	Senior Vice President, Secretary, and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

118

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust	Principal Occupation(s)
Salvatore Schiavone, Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

**	Effective 3-13-14.

[1]	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

[2]	Member of the Audit Committee.

[3]	“John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

119

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

120

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the Trust

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky,*** Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey***
Theron S. Hoffman*
Deborah C. Jackson**
Hassell H. McClellan**
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Member of the Contracts, Legal & Risk Committee
† Non-Independent Trustee

Officers

Andrew G. Arnott, President
John J. Danello, Sr. Vice President, Secretary, and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTBA 12/14
2/15

1115017: 0215

John Hancock

John Hancock

Variable Insurance Trust

Lifestyle Aggressive MVP
(formerly, Lifestyle Aggressive Trust)

Lifestyle Balanced MVP
(formerly, Lifestyle Balanced Trust)

Lifestyle Conservative MVP
(formerly, Lifestyle Conservative Trust)

Lifestyle Growth MVP
(formerly, Lifestyle Growth Trust)

Lifestyle Moderate MVP
(formerly, Lifestyle Moderate Trust)

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Annual Report
December 31, 2014

John Hancock Variable Insurance Trust

Annual report—table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3

Shareholder expense example	9

Portfolio of investments (See below for each portfolio’s page #)	11–14

Statements of assets and liabilities	15

Statements of operations	16

Statements of changes in net assets	17

Financial highlights	18

Notes to financial statements	21

Report of independent registered public accounting firm	32

Evaluation of subadvisory agreement	33

Trustees and officers information	34

For more information	38

Portfolio	Managers’ commentary and portfolio performance	Portfolio of investments
Lifestyle Aggressive MVP	4	11
Lifestyle Growth MVP	5	11
Lifestyle Balanced MVP	6	12
Lifestyle Moderate MVP	7	12
Lifestyle Conservative MVP	8	13

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each Lifestyle Trust of the John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative Indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gain distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2014. The views expressed are those of the portfolio managers as of December 31, 2014, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the FDIC; are not deposits or other obligations of, or guaranteed by, banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust prospectus.

Standard & Poor’s, Standard & Poor’s 500 and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. Barclays is a registered trademark of Barclays Bank PLC. None of the Lifestyle trusts are sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the trust.

3

Lifestyle Aggressive MVP

Subadvisors: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management) (US); John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management (North America)); Subadvisor Consultant: QS Investors, LLC
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Steve Medina, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust’s investment objective is to seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The trust operates as a fund of funds and primarily invests in equity funds. The trust also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 100%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	50.0
Large Blend	16.3
International Large Cap	8.6
Emerging Markets	7.3
U.S. Mid Cap	6.3
U.S. Small Cap	3.8
International Small Cap	3.1
Real Estate	2.1
Small Value	0.7
Total Equity	98.2
Short-term investments and other	1.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Lifestyle Aggressive MVP Series I shares returned 1.40% and the S&P 500 Index returned 13.69%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes, and the S&P 500 Index gained 13.69%. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield and foreign and institutional demand. The 10-year Treasury yield (which moves inversely to prices) fell to 2.07% from 3.14% at the start the year. The U.S. Federal Reserve Board ended its bond-buying program in October.

With its global and multi-cap exposure, the trust trailed its benchmark as U.S. large-caps outperformed. In addition, the trust had positions in short equity futures at times during the year when equities were rising, which also negatively impacted performance.

Within equities, individual detractors from performance included International Value (Templeton), Alpha Opportunities (Wellington), and Equity-Income (T. Rowe Price).

The Lifestyle Aggressive MVP has implemented a managed volatility program that seeks to keep volatility within a specified range and to protect against the risk of a significant equity market decline by adjusting the portfolio’s equity exposure in response to market conditions. A risk of such a managed volatility program is that these volatility based adjustments will also tend to limit participation in sharply rising equity markets where there is higher volatility. Given the recent instances of equity market declines followed by sharply rising equity markets and significant levels of market volatility, the managed volatility program has accordingly detracted from fund performance by limiting the levels of exposure to equity markets. Although the managed volatility program detracted from performance for these reasons, the portfolio managers believe that the effect of the program on performance was generally consistent with the impact to be expected in these types of market circumstances.

U.S. stocks continue to show good fundamentals in our view, although valuations are becoming extended. However, we remain cautious of Europe and Japan, as well as many emerging markets. We believe the Fed will proceed cautiously in raising short-term interest rates, which should continue to provide an incentive for yield-starved investors to buy stocks. The bond market might not be too adversely affected by higher rates if the increases are measured and modest. Should commodity prices continue to fall, it could fuel risk aversion, and global stock markets could struggle.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Lifestyle Aggressive MVP Series I	1.40%	10.28%	5.93%	63.12%	77.96%
Lifestyle Aggressive MVP Series II	1.29%	10.07%	5.73%	61.53%	74.62%
Lifestyle Aggressive MVP Series NAV[2]	1.54%	10.35%	5.99%	63.66%	78.92%
S&P 500 Index[3,5]	13.69%	15.45%	7.67%	105.14%	109.47%
Blended Index[4,5]	7.21%	12.68%	7.11%	81.66%	98.72%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Blended Index is 70% Russell 3000 Index and 30% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

4

Lifestyle Growth MVP

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America); Subadvisor Consultant: QS Investors, LLC
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Steve Medina, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust’s investment objective is to seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The trust operates as a fund of funds and invests in both equity funds and fixed-income funds. The trust also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 77%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	33.5
U.S. Large Cap	21.6
International Large Cap	5.1
Emerging Markets	3.5
U.S. Mid Cap	2.8
U.S. Small Cap	2.8
International Small Cap	1.8
Small Value	0.6
Total Equity	71.7

Fixed Income Asset Allocation	% of Total
Intermediate Bond	21.3
Multi-Sector Bond	4.3
Global Bond	1.1
Short-Term Bond	0.4
Total Fixed Income	27.1

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.3
Short-term investments and other	0.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Lifestyle Growth MVP Series I shares returned 2.16% and the blended index returned 11.39%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes, and the S&P 500 Index gained 13.69%. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield and foreign and institutional demand. The 10-year Treasury yield (which moves inversely to prices) fell to 2.07% from 3.14% at the start the year. The U.S. Federal Reserve Board ended its bond-buying program in October.

With its global and multi-cap exposure, the trust trailed its benchmark as U.S. large-caps outperformed. In addition, the trust had positions in short equity futures at times during the year when equities were rising, which also negatively impacted performance.

Within equities, individual detractors from performance included International Value (Templeton), Alpha Opportunities (Wellington), and Equity-Income (T. Rowe Price). Within fixed income, allocations are focused on intermediate-term bonds, which slightly detracted from relative performance.

Contributors to performance included overweight exposure to equities relative to bonds. Within equities, allocations to U.S. large-cap stocks benefited performance. Individual contributors to performance included International Growth Stock (Invesco), Small Cap Value (Wellington), and Global Bond (PIMCO).

The Lifestyle Growth MVP has implemented a managed volatility program that seeks to keep volatility within a specified range and to protect against the risk of a significant equity market decline by adjusting the portfolio’s equity exposure in response to market conditions. A risk of such a managed volatility program is that these volatility based adjustments will also tend to limit participation in sharply rising equity markets where there is higher volatility. Given the recent instances of equity market declines followed by sharply rising equity markets and significant levels of market volatility, the managed volatility program has accordingly detracted from fund performance by limiting the levels of exposure to equity markets. Although the managed volatility program detracted from performance for these reasons, the portfolio managers believe that the effect of the program on performance was generally consistent with the impact to be expected in these types of market circumstances.

U.S. stocks continue to show good fundamentals in our view, although valuations are becoming extended. However, we remain cautious of Europe and Japan, as well as many emerging markets. We believe the Fed will proceed cautiously in raising short-term interest rates, which should continue to provide an incentive for yield-starved investors to buy stocks. The bond market might not be too adversely affected by higher rates if the increases are measured and modest. Should commodity prices continue to fall, it could fuel risk aversion, and global stock markets could struggle.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Lifestyle Growth MVP Series I	2.16%	9.07%	5.63%	54.39%	73.01%
Lifestyle Growth MVP Series II	2.04%	8.87%	5.43%	52.93%	69.67%
Lifestyle Growth MVP Series NAV[2]	2.28%	9.13%	5.69%	54.81%	73.90%
S&P 500 Index[3,6]	13.69%	15.45%	7.67%	105.14%	109.47%
Barclays U.S. Aggregate Bond Index[4,6]	5.97%	4.45%	4.71%	24.31%	58.42%
Blended Index[5,6]	11.39%	12.27%	7.03%	78.37%	97.25%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	The blended index is composed of 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

5

Lifestyle Balanced MVP

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America); Subadvisor Consultant: QS Investors, LLC
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Steve Medina, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust’s investment objective is to seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The trust operates as a fund of funds and invests in both equity funds and fixed-income funds. The trust also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 55%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	23.8
U.S. Large Cap	13.6
International Large Cap	4.3
Emerging Markets	2.8
U.S. Mid Cap	2.6
U.S. Small Cap	1.7
International Small Cap	1.5
Small Value	0.6
Total Equity	50.9

Fixed Income Asset Allocation	% of Total
Intermediate Bond	38.0
Multi-Sector Bond	7.2
Global Bond	2.0
Short-Term Bond	0.7
Total Fixed Income	47.9

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.4
Short-term investments and other	0.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Lifestyle Balanced MVP Series I shares returned 4.29% and the blended index returned 9.85%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes, and the S&P 500 Index gained 13.69%. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield and foreign and institutional demand. The 10-year Treasury yield (which moves inversely to prices) fell to 2.07% from 3.14% at the start the year. The U.S. Federal Reserve Board ended its bond-buying program in October.

With its global and multi-cap exposure, the trust trailed its benchmark as U.S. large-caps outperformed. In addition, the trust had positions in short equity futures at times during the year when equities were rising, which also negatively impacted performance.

Within equities, individual detractors from performance included International Value (Templeton), Alpha Opportunities (Wellington), and Equity-Income (T. Rowe Price). Within fixed income, allocations are focused on intermediate-term bonds, which slightly detracted from relative performance.

Contributors to performance included overweight exposure to equities relative to bonds. Within equities, allocations to U.S. large-cap stocks benefited performance. Individual contributors to performance included International Growth Stock (Invesco), Small Cap Value (Wellington), and Global Bond (PIMCO).

The Lifestyle Balanced MVP has implemented a managed volatility program that seeks to keep volatility within a specified range and to protect against the risk of a significant equity market decline by adjusting the portfolio’s equity exposure in response to market conditions. A risk of such a managed volatility program is that these volatility based adjustments will also tend to limit participation in sharply rising equity markets where there is higher volatility. Given the recent instances of equity market declines followed by sharply rising equity markets and significant levels of market volatility, the managed volatility program has accordingly detracted from fund performance by limiting the levels of exposure to equity markets. Although the managed volatility program detracted from performance for these reasons, the portfolio managers believe that the effect of the program on performance was generally consistent with the impact to be expected in these types of market circumstances.

U.S. stocks continue to show good fundamentals in our view, although valuations are becoming extended. However, we remain cautious of Europe and Japan, as well as many emerging markets. We believe the Fed will proceed cautiously in raising short-term interest rates, which should continue to provide an incentive for yield-starved investors to buy stocks. The bond market might not be too adversely affected by higher rates if the increases are measured and modest. Should commodity prices continue to fall, it could fuel risk aversion, and global stock markets could struggle.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Lifestyle Balanced MVP Series I	4.29%	8.15%	5.48%	47.95%	70.50%
Lifestyle Balanced MVP Series II	4.03%	7.92%	5.27%	46.41%	67.12%
Lifestyle Balanced MVP Series NAV[2]	4.26%	8.19%	5.53%	48.21%	71.25%
S&P 500 Index[3,6]	13.69%	15.45%	7.67%	105.14%	109.47%
Barclays U.S. Aggregate Bond Index[4,6]	5.97%	4.45%	4.71%	24.31%	58.42%
Blended Index[5,6]	9.85%	10.09%	6.48%	61.69%	87.36%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	The blended index is composed of 50% S&P 500 Index and 50% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

6

Lifestyle Moderate MVP

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America); Subadvisor Consultant: QS Investors, LLC
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Steve Medina, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The trust operates as a fund of funds and invests in both equity funds and fixed-income funds. The trust also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 44%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	18.5
U.S. Large Cap	8.0
International Large Cap	5.0
U.S. All Cap	3.0
U.S. Mid Cap	1.8
International Small Cap	1.5
U.S. Small Cap	1.4
Small Value	0.5
Total Equity	39.7

Fixed Income Asset Allocation	% of Total
Intermediate Bond	46.9
Multi-Sector Bond	8.8
Global Bond	2.2
Short-Term Bond	0.8
Total Fixed Income	58.7

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.5
Short-term investments and other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Lifestyle Moderate MVP Series I shares returned 4.94% and the blended index returned 9.07%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes, and the S&P 500 Index gained 13.69%. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield and foreign and institutional demand. The 10-year Treasury yield (which moves inversely to prices) fell to 2.07% from 3.14% at the start the year. The U.S. Federal Reserve Board ended its bond-buying program in October.

With its global and multi-cap exposure, the trust trailed its benchmark as U.S. large-caps outperformed.

Within equities, individual detractors from performance included International Value (Templeton), Alpha Opportunities (Wellington), and Equity-Income (T. Rowe Price). Within fixed income, allocations are focused on intermediate-term bonds, which slightly detracted from relative performance.

Contributors to performance included overweight exposure to equities relative to bonds. Within equities, allocations to U.S. large-cap stocks benefited performance. Individual contributors to performance included International Growth Stock (Invesco), Small Cap Value (Wellington), and Global Bond (PIMCO).

The Lifestyle Moderate MVP has implemented a managed volatility program that seeks to keep volatility within a specified range and to protect against the risk of a significant equity market decline by adjusting the portfolio’s equity exposure in response to market conditions. The managed volatility program was modestly additive, and generally performed as expected given market conditions.

U.S. stocks continue to show good fundamentals in our view, although valuations are becoming extended. However, we remain cautious of Europe and Japan, as well as many emerging markets. We believe the Fed will proceed cautiously in raising short-term interest rates, which should continue to provide an incentive for yield-starved investors to buy stocks. The bond market might not be too adversely affected by higher rates if the increases are measured and modest. Should commodity prices continue to fall, it could fuel risk aversion, and global stock markets could struggle.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Lifestyle Moderate MVP Series I	4.94%	7.68%	5.39%	44.80%	69.06%
Lifestyle Moderate MVP Series II	4.68%	7.48%	5.18%	43.42%	65.73%
Lifestyle Moderate MVP Series NAV[2]	4.99%	7.75%	5.44%	45.25%	69.85%
S&P 500 Index[3,6]	13.69%	15.45%	7.67%	105.14%	109.47%
Barclays U.S. Aggregate Bond Index[4,6]	5.97%	4.45%	4.71%	24.31%	58.42%
Blended Index[5,6]	9.07%	8.98%	6.17%	53.71%	81.98%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	The blended index is composed of 40% S&P 500 Index and 60% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

7

Lifestyle Conservative MVP

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America); Subadvisor Consultant: QS Investors, LLC
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Steve Medina, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The trust operates as a fund of funds and invests in both equity funds and fixed-income funds. The trust also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 22%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	8.3
International Large Cap	3.8
U.S. Large Cap	3.1
U.S. All Cap	2.0
U.S. Mid Cap	1.0
Small Value	0.7
International Small Cap	0.5
U.S. Small Cap	0.4
Total Equity	19.8

Fixed Income Asset Allocation	% of Total
Intermediate Bond	62.3
Multi-Sector Bond	11.8
Global Bond	3.3
Short-Term Bond	1.1
Total Fixed Income	78.5

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.6
Short-term investments and other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2014, the Lifestyle Conservative MVP Series I shares returned 5.02% and the blended index returned 7.52%.

Environment  >  Equity markets posted mixed results in 2014, with the U.S. outperforming other regions. U.S. large-capitalization stocks outperformed most other asset classes, and the S&P 500 Index gained 13.69%. U.S. economic growth rebounded after a slight contraction at the beginning of the year. However, economic growth slowed across Europe, Japan and China. As a result, the U.S. dollar gained against other major currencies. At the end of the year, the price of crude oil approached a five-year low of about $50.

In fixed income markets, bond yields fell as a result of slowing global growth, concerns about deflation, investors’ search for yield and foreign and institutional demand. The 10-year Treasury yield (which moves inversely to prices) fell to 2.07% from 3.14% at the start the year. The U.S. Federal Reserve Board ended its bond-buying program in October.

With its global and multi-cap exposure, the trust trailed its benchmark as U.S. large-caps outperformed.

Within equities, individual detractors from performance included International Value (Templeton) and Equity-Income (T. Rowe Price). Within fixed income, allocations are focused on intermediate-term bonds, which slightly detracted from relative performance.

Contributors to performance included overweight exposure to equities relative to bonds. Within equities, allocations to U.S. large-cap stocks benefited performance. Individual contributors to performance included International Growth Stock (Invesco), Small Cap Value (Wellington), and Global Bond (PIMCO).

The Lifestyle Conservative MVP has implemented a managed volatility program that seeks to keep volatility within a specified range and to protect against the risk of a significant equity market decline by adjusting the portfolio’s equity exposure in response to market conditions. The managed volatility program was modestly additive, and generally performed as expected given market conditions.

U.S. stocks continue to show good fundamentals in our view, although valuations are becoming extended. However, we remain cautious of Europe and Japan, as well as many emerging markets. We believe the Fed will proceed cautiously in raising short-term interest rates, which should continue to provide an incentive for yield-starved investors to buy stocks. The bond market might not be too adversely affected by higher rates if the increases are measured and modest. Should commodity prices continue to fall, it could fuel risk aversion, and global stock markets could struggle.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2014	1-year	5-year	10-year	5-year	10-year
Lifestyle Conservative MVP Series I	5.02%	6.13%	4.98%	34.64%	62.66%
Lifestyle Conservative MVP Series II	4.84%	5.92%	4.79%	33.31%	59.60%
Lifestyle Conservative MVP Series NAV[2]	4.97%	6.19%	5.04%	35.01%	63.47%
S&P 500 Index[3,6]	13.69%	15.45%	7.67%	105.14%	109.47%
Barclays U.S. Aggregate Bond Index[4,6]	5.97%	4.45%	4.71%	24.31%	58.42%
Blended Index[5,6]	7.52%	6.73%	5.48%	38.51%	70.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	The blended index is composed of 20% S&P 500 Index and 80% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

8

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of a John Hancock Variable Insurance Trust Lifestyle Portfolio, you incur ongoing costs, such as management fees, distribution and service (Rule 12b-1) fees and other expenses. In addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1] 7/1/2014– 12/31/2014	Annualized Expense Ratio[2]
Lifestyle Aggressive MVP
Series I — Actual	$1,000.00	$969.50	$0.50	0.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Series II — Actual	1,000.00	969.30	1.49	0.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series NAV — Actual	1,000.00	970.10	0.25	0.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Lifestyle Growth MVP
Series I — Actual	$1,000.00	$975.70	$0.50	0.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Series II — Actual	1,000.00	975.00	1.49	0.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series NAV — Actual	1,000.00	976.20	0.25	0.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Lifestyle Balanced MVP
Series I — Actual	$1,000.00	$994.20	$0.50	0.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Series II — Actual	1,000.00	992.90	1.51	0.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series NAV — Actual	1,000.00	994.00	0.25	0.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%

9

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Expenses Paid During Period[1] 7/1/2014– 12/31/2014	Annualized Expense Ratio[2]
Lifestyle Moderate MVP
Series I — Actual	$1,000.00	$1,001.80	$0.50	0.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Series II — Actual	1,000.00	1,000.50	1.51	0.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series NAV — Actual	1,000.00	1,002.30	0.25	0.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Lifestyle Conservative MVP
Series I — Actual	$1,000.00	$1,005.40	$0.51	0.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Series II — Actual	1,000.00	1,005.00	1.52	0.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series NAV — Actual	1,000.00	1,005.90	0.25	0.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	The portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period Ended	Lifestyle Aggressive MVP	Lifestyle Growth MVP	Lifestyle Balanced MVP	Lifestyle Conservative MVP	Lifestyle Moderate MVP
12/31/2014	0.52%–1.08%	0.52%–1.09%	0.52%–1.09%	0.52%–1.09%	0.52%–1.09%

10

John Hancock Variable Insurance Trust

Portfolio of investments — December 31, 2014 (showing percentage of total net assets)

Lifestyle Aggressive MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 98.2%
Equity - 98.2%
All Cap Core, Series NAV (QS Investors)	502,981	$13,746,458
Alpha Opportunities, Series NAV (Wellington)	2,422,800	32,974,310
Blue Chip Growth, Series NAV (T. Rowe Price)	975,950	34,997,563
Capital Appreciation, Series NAV (Jennison)	1,846,835	28,588,999
Emerging Markets Value, Series NAV (DFA)	3,729,586	33,193,319
Equity-Income, Series NAV (T. Rowe Price)	2,418,476	46,192,884
Fundamental Large Cap Value, Series NAV (John Hancock) (A)(1)	2,636,114	46,184,722
International Core, Series NAV (GMO)	1,803,931	18,905,200
International Growth Opportunities, Series NAV (Baillie Gifford)	577,900	7,258,420
International Growth Stock, Series NAV (Invesco)	845,406	14,016,826
International Value, Series NAV (Templeton)	1,609,773	20,041,673
Mid Cap Stock, Series NAV (Wellington)	898,941	16,846,161
Mid Value, Series NAV (T. Rowe Price)	825,727	11,485,860
Real Estate Securities, Series NAV (Deutsche)	523,907	9,346,507
Small Cap Growth, Series NAV (Wellington)	386,367	4,543,681
Small Cap Opportunities, Series NAV (DFA/Invesco)	195,741	6,150,179
Small Cap Value, Series NAV (Wellington)	124,102	3,047,957
Small Company Growth, Series NAV (Invesco) (I)	107,128	2,959,943
Small Company Value, Series NAV (T. Rowe Price)	143,147	3,534,300
Strategic Equity Allocation, Series NAV (John Hancock) (A)(2)	1,961,074	33,612,800
Strategic Growth, Series NAV (John Hancock) (A)(1)	1,805,641	28,655,528
U.S. Equity, Series NAV (GMO)	1,413,400	27,419,958
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $378,836,206)		$443,703,248
SHORT-TERM INVESTMENTS - 0.8%
Commercial paper - 0.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.170%, 01/02/2015*	$430,000	429,999
Caisse Centrale Desjardins 0.200%, 01/22/2015*	215,000	214,975
Henkel Corp. 0.210%, 01/14/2015*	230,000	229,983
Sumitomo Mitsui Trust Bank, Ltd. 0.140%, 01/12/2015*	230,000	229,990
U.S. Treasury Notes - 0.6%
U.S. Treasury Notes
0.250%, 03/31/2015	1,000,000	1,000,352
2.500%, 04/30/2015	1,000,000	1,007,891
4.000%, 02/15/2015	465,000	467,180
TOTAL SHORT-TERM INVESTMENTS (Cost $3,588,060)		$3,580,370
Total Investments (Lifestyle Aggressive MVP) (Cost $382,424,266) - 99.0%		$447,283,618
Other assets and liabilities, net - 1.0%		4,470,548
TOTAL NET ASSETS - 100.0%		$451,754,166

Lifestyle Growth MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 99.1%
Equity - 71.7%
All Cap Core, Series NAV (QS Investors)	5,015,752	$137,080,501
Alpha Opportunities, Series NAV (Wellington)	33,378,400	454,280,017
Blue Chip Growth, Series NAV (T. Rowe Price)	10,943,792	392,444,393
Capital Appreciation, Series NAV (Jennison)	22,653,233	350,672,048
Emerging Markets Value, Series NAV (DFA)	49,615,761	441,580,272
Equity-Income, Series NAV (T. Rowe Price)	29,351,799	560,619,360
Fundamental Large Cap Value, Series NAV (John Hancock) (A)(1)	30,383,879	532,325,562
International Core, Series NAV (GMO)	29,460,780	308,748,974
International Growth Opportunities, Series NAV (Baillie Gifford)	10,415,462	130,818,201
International Growth Stock, Series NAV (Invesco)	13,752,192	228,011,340
International Value, Series NAV (Templeton)	27,994,657	348,533,480
Mid Cap Stock, Series NAV (Wellington)	9,394,488	176,052,713
Mid Value, Series NAV (T. Rowe Price)	12,756,424	177,441,854
Small Cap Growth, Series NAV (Wellington)	7,819,636	91,958,917
Small Cap Opportunities, Series NAV (DFA/Invesco)	2,432,099	76,416,565
Small Cap Value, Series NAV (Wellington)	3,005,053	73,804,110
Small Company Growth, Series NAV (Invesco) (I)	2,718,833	75,121,369
Small Company Value, Series NAV (T. Rowe Price)	4,406,499	108,796,465
Strategic Equity Allocation, Series NAV (John Hancock) (A)(2)	214,606,574	3,678,356,684
Strategic Growth, Class NAV (John Hancock) (A)(1)	22,117,084	350,998,120
U.S. Equity, Series NAV (GMO)	21,748,886	421,928,393
Fixed income - 27.1%
Bond Trust, Series NAV (John Hancock) (A)(1)	157,208,386	2,147,466,552
Core Bond, Series NAV (Wells Capital)	23,704,199	312,184,306
Global Bond, Series NAV (PIMCO)	11,232,921	140,411,507
New Income, Series NAV (T. Rowe Price)	41,468,556	540,749,967
Short Term Government Income, Series NAV (John Hancock) (A)(1)	3,608,256	44,706,290
Total Return, Series NAV (PIMCO)	18,592,373	255,087,362
Alternative - 0.3%
Global Conservative Absolute Return, Series NAV (Standard Life)	3,907,769	38,257,058
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $10,618,221,689)		$12,594,852,380
SHORT-TERM INVESTMENTS - 0.6%
Commercial paper - 0.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.170%, 01/02/2015*	$6,515,000	6,514,969
Caisse Centrale Desjardins 0.200%, 01/22/2015*	4,300,000	4,299,498
Cargill Global Funding PLC 0.110%, 01/06/2015*	2,750,000	2,749,959
Henkel Corp. 0.210%, 01/14/2015*	4,650,000	4,649,647
John Deere Credit, Ltd. 0.130%, 01/16/2015*	4,835,000	4,834,738
Sumitomo Mitsui Trust Bank, Ltd. 0.140%, 01/12/2015*	4,650,000	4,649,801

11

The accompanying notes are an integral part of the financial statements.

Lifestyle Growth MVP (continued)

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - (continued)
U.S. Treasury Notes - 0.4%
U.S. Treasury Notes
0.250%, 03/31/2015	$17,000,000	$17,005,984
2.125%, 05/31/2015	5,000,000	5,041,015
2.500%, 04/30/2015	15,500,000	15,622,311
4.000%, 02/15/2015	5,000,000	5,023,440
TOTAL SHORT-TERM INVESTMENTS (Cost $70,493,827)		$70,391,362
Total Investments (Lifestyle Growth MVP) (Cost $10,688,715,516) - 99.7%		$12,665,243,742
Other assets and liabilities, net - 0.3%		42,427,969
TOTAL NET ASSETS - 100.0%		$12,707,671,711

Lifestyle Balanced MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 99.2%
Equity - 50.9%
All Cap Core, Series NAV (QS Investors)	3,466,676	$94,744,258
Alpha Opportunities, Series NAV (Wellington)	17,162,621	233,583,274
Blue Chip Growth, Series NAV (T. Rowe Price)	5,417,552	194,273,428
Capital Appreciation, Series NAV (Jennison)	11,278,089	174,584,824
Emerging Markets Value, Series NAV (DFA)	31,839,834	283,374,523
Equity-Income, Series NAV (T. Rowe Price)	14,898,796	284,567,001
Fundamental Large Cap Value, Series NAV (John Hancock) (A)(1)	14,815,137	259,561,196
International Core, Series NAV (GMO)	19,903,114	208,584,640
International Growth Opportunities, Series NAV (Baillie Gifford)	6,671,399	83,792,776
International Growth Stock, Series NAV (Invesco)	9,266,578	153,639,866
International Value, Series NAV (Templeton)	18,072,696	225,005,070
Mid Cap Stock, Series NAV (Wellington)	7,024,952	131,647,608
Mid Value, Series NAV (T. Rowe Price)	9,438,322	131,287,054
Small Cap Growth, Series NAV (Wellington)	4,735,940	55,694,653
Small Cap Value, Series NAV (Wellington)	2,259,931	55,503,915
Small Company Growth, Series NAV (Invesco) (I)	1,647,470	45,519,600
Small Company Value, Series NAV (T. Rowe Price)	2,664,379	65,783,525
Strategic Equity Allocation, Series NAV (John Hancock) (A)(2)	120,183,339	2,059,942,427
Strategic Growth, Series NAV (John Hancock) (A)(1)	11,013,750	174,788,211
U.S. Equity, Series NAV (GMO)	9,619,365	186,615,672
Fixed income - 47.9%
Bond Trust, Series NAV (John Hancock) (A)(1)	223,748,637	3,056,406,380
Core Bond, Series NAV (Wells Capital)	31,587,126	416,002,454
Global Bond, Series NAV (PIMCO)	15,656,756	195,709,448
New Income, Series NAV (T. Rowe Price)	55,286,525	720,936,292
Short Term Government Income, Series NAV (John Hancock) (A)(1)	5,575,987	69,086,476
Total Return, Series NAV (PIMCO)	25,537,245	350,370,999
Alternative - 0.4%
Global Conservative Absolute Return, Series NAV (Standard Life)	3,645,564	35,690,073
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $8,881,143,593)		$9,946,695,643
SHORT-TERM INVESTMENTS - 0.6%
Commercial paper - 0.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.170%,*	$3,470,000	3,469,984
BMW US Capital LLC 0.130%, 01/16/2015*	2,460,000	2,459,867
Caisse Centrale Desjardins 0.200%, 01/22/2015*	3,260,000	3,259,620
Henkel Corp. 0.210%, 01/14/2015*	3,065,000	3,064,768
Illinois Tool Works, Inc. 0.110%, 01/05/2015*	2,460,000	2,459,969
John Deere Credit, Ltd. 0.130%, 01/16/2015*	2,560,000	2,559,861
MetLife Short Term Funding LLC 0.150%, 01/20/2015*	2,975,000	2,974,764
National Rural Utilities Cooperative Finance Corp. 0.140%, 01/21/2015*	2,975,000	2,974,769
Sumitomo Mitsui Trust Bank, Ltd. 0.140%, 01/12/2015*	3,065,000	3,064,869
Swedbank AB 0.170%,*	2,765,000	2,764,987
U.S. Treasury Notes - 0.3%
U.S. Treasury Notes
0.250%, 03/31/2015	10,940,000	10,943,851
2.375%, 02/28/2015	5,550,000	5,569,947
2.500%, 04/30/2015	6,555,000	6,606,726
4.000%, 02/15/2015	7,765,000	7,801,402
TOTAL SHORT-TERM INVESTMENTS (Cost $60,145,487)		$59,975,384
Total Investments (Lifestyle Balanced MVP) (Cost $8,941,289,080) - 99.8%		$10,006,671,027
Other assets and liabilities, net - 0.2%		24,373,674
TOTAL NET ASSETS - 100.0%		$10,031,044,701

Lifestyle Moderate MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 98.9%
Equity - 39.7%
Alpha Opportunities, Series NAV (Wellington)	3,767,845	$51,280,371
Blue Chip Growth, Series NAV (T. Rowe Price)	1,463,468	52,479,947
Capital Appreciation, Series NAV (Jennison)	1,652,777	25,584,984
Equity-Income, Series NAV (T. Rowe Price)	5,434,743	103,803,585
Fundamental All Cap Core, Series NAV (John Hancock) (A)(1)	5,866,220	87,289,357
International Core, Series NAV (GMO)	6,429,300	67,379,067
International Growth Opportunities, Series NAV (Baillie Gifford)	1,940,207	24,368,998
International Growth Stock, Series NAV (Invesco)	2,718,655	45,075,304
International Value, Series NAV (Templeton)	6,235,696	77,634,418
Mid Cap Stock, Series NAV (Wellington)	1,373,130	25,732,457
Mid Value, Series NAV (T. Rowe Price)	1,861,873	25,898,658
Small Cap Growth, Series NAV (Wellington)	1,142,013	13,430,075
Small Cap Value, Series NAV (Wellington)	591,986	14,539,171
Small Company Growth, Series NAV (Invesco) (I)	379,708	10,491,329
Small Company Value, Series NAV (T. Rowe Price)	649,612	16,038,922
Strategic Equity Allocation, Series NAV (John Hancock) (A)(2)	27,160,814	465,536,360
Strategic Growth, Class NAV (John Hancock) (A)(1)	1,614,286	25,618,719
U.S. Equity, Series NAV (GMO)	1,348,422	26,159,389

12

The accompanying notes are an integral part of the financial statements.

Lifestyle Moderate MVP (continued)

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES - (continued)
Fixed income - 58.7%
Bond Trust, Series NAV (John Hancock) (A)(1)	80,196,903	$1,095,489,699
Core Bond, Series NAV (Wells Capital)	11,247,442	148,128,817
Global Bond, Series NAV (PIMCO)	5,241,968	65,524,601
New Income, Series NAV (T. Rowe Price)	19,653,424	256,280,644
Short Term Government Income, Series NAV (John Hancock) (A)(1)	1,841,883	22,820,926
Total Return, Series NAV (PIMCO)	9,023,303	123,799,712
Alternative - 0.5%
Global Conservative Absolute Return, Series NAV (Standard Life)	1,419,712	13,898,980
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $2,666,436,714)		$2,884,284,490
SHORT-TERM INVESTMENTS - 0.8%
Commercial paper - 0.4%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.170%, 01/02/2015*	$1,270,000	1,269,994
BMW US Capital LLC 0.130%, 01/16/2015*	885,000	884,952
Caisse Centrale Desjardins 0.200%, 01/22/2015*	1,350,000	1,349,843
Henkel Corp. 0.210%, 01/14/2015*	1,255,000	1,254,905
Illinois Tool Works, Inc. 0.110%, 01/05/2015*	885,000	884,988
John Deere Credit, Ltd. 0.130%, 01/16/2015*	925,000	924,950
MetLife Short Term Funding LLC 0.150%, 01/20/2015*	1,230,000	1,229,903
National Rural Utilities Cooperative Finance Corp. 0.140%, 01/21/2015*	1,230,000	1,229,904
Sumitomo Mitsui Trust Bank, Ltd. 0.140%, 01/12/2015*	1,255,000	1,254,946
Swedbank AB 0.170%, 01/02/2015*	1,000,000	999,995
U.S. Treasury Notes - 0.4%
U.S. Treasury Notes
0.250%, 03/31/2015	3,460,000	3,461,218
2.375%, 02/28/2015	1,400,000	1,405,032
2.500%, 04/30/2015	2,705,000	2,726,345
4.000%, 02/15/2015	3,545,000	3,561,619
TOTAL SHORT-TERM INVESTMENTS (Cost $22,500,047)		$22,438,594
Total Investments (Lifestyle Moderate MVP) (Cost $2,688,936,761) - 99.7%		$2,906,723,084
Other assets and liabilities, net - 0.3%		10,116,114
TOTAL NET ASSETS - 100.0%		$2,916,839,198

Lifestyle Conservative MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 98.9%
Equity - 19.8%
Blue Chip Growth, Series NAV (T. Rowe Price)	513,298	$18,406,857
Capital Appreciation, Series NAV (Jennison)	650,779	10,074,053
Equity-Income, Series NAV (T. Rowe Price)	1,491,176	28,481,462
Fundamental All Cap Core, Series NAV (John Hancock) (A)(1)	2,427,610	36,122,842
International Core, Series NAV (GMO)	3,177,045	33,295,431
International Growth Opportunities, Series NAV (Baillie Gifford)	476,437	5,984,052
International Growth Stock, Series NAV (Invesco)	581,464	9,640,681
International Value, Series NAV (Templeton)	2,879,427	35,848,864
Mid Cap Stock, Series NAV (Wellington)	495,065	9,277,512
Mid Value, Series NAV (T. Rowe Price)	668,099	9,293,263
Small Cap Growth, Series NAV (Wellington)	631,809	7,430,072
Small Cap Value, Series NAV (Wellington)	496,179	12,186,166
Strategic Equity Allocation, Series NAV (John Hancock) (A)(2)	8,403,714	144,039,658
Fixed income - 78.5%
Bond Trust, Series NAV (John Hancock) (A)(1)	67,650,873	924,110,927
Core Bond, Series NAV (Wells Capital)	9,398,857	123,782,952
Global Bond, Series NAV (PIMCO)	4,810,447	60,130,592
New Income, Series NAV (T. Rowe Price)	16,526,580	215,506,597
Short Term Government Income, Series NAV (John Hancock) (A)(1)	1,638,303	20,298,575
Total Return, Series NAV (PIMCO)	6,420,061	88,083,241
Alternative - 0.6%
Global Conservative Absolute Return, Series NAV (Standard Life)	1,192,189	11,671,533
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,777,342,712)		$1,803,665,330
SHORT-TERM INVESTMENTS - 0.7%
Commercial paper - 0.4%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.170%, 01/02/2015*	$815,000	814,996
BMW US Capital LLC 0.130%, 01/16/2015*	655,000	654,965
Caisse Centrale Desjardins 0.200%, 01/22/2015*	875,000	874,898
Henkel Corp. 0.210%, 01/14/2015*	800,000	799,939
Illinois Tool Works, Inc. 0.110%, 01/05/2015*	655,000	654,991
John Deere Credit, Ltd. 0.130%, 01/16/2015*	680,000	679,963
MetLife Short Term Funding LLC 0.150%, 01/20/2015*	795,000	794,937
National Rural Utilities Cooperative Finance Corp. 0.140%, 01/21/2015*	795,000	794,938
Sumitomo Mitsui Trust Bank, Ltd. 0.140%, 01/12/2015*	800,000	799,966
Swedbank AB 0.170%, 01/02/2015*	735,000	734,997
U.S. Treasury Notes - 0.3%
U.S. Treasury Notes
2.375%, 02/28/2015	1,360,000	1,364,888
2.500%, 04/30/2015	1,655,000	1,668,060
4.000%, 02/15/2015	2,270,000	2,280,642
TOTAL SHORT-TERM INVESTMENTS (Cost $12,961,367)		$12,918,180
Total Investments (Lifestyle Conservative MVP) (Cost $1,790,304,079) - 99.6%		$1,816,583,510
Other assets and liabilities, net - 0.4%		6,458,974
TOTAL NET ASSETS - 100.0%		$1,823,042,484

13

The accompanying notes are an integral part of the financial statements.

Footnotes
Percentages are based upon net assets.
(A)	The subadvisor is an affiliate of the advisor.
(G)	The underlying fund’s subadvisor is shown parenthetically.
(I)	Non-income producing.
1	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
2	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Investment companies
Underlying Funds’ Investment Managers
Baillie Gifford Overseas, Ltd.	(Baillie Gifford)
Deutsche Investment Management Americas, Inc.	(Deutsche)
Dimensional Fund Advisors, L.P.	(DFA)
Grantham, Mayo, Van Otterloo & Co. LLC	(GMO)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(John Hancock)
Pacific Investment Management Company, LLC	(PIMCO)
QS Investors, LLC	(QS Investors)
Standard Life Investments (Corporate Funds) Limited	(Standard Life)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)

14

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2014

Assets	Lifestyle Aggressive MVP	Lifestyle Growth MVP	Lifestyle Balanced MVP	Lifestyle Moderate MVP	Lifestyle Conservative MVP
Investments in securities, at value	$3,580,370	$70,391,362	$59,975,384	$22,438,594	$12,918,180
Investments in affiliated funds, at value	443,703,248	12,594,852,380	9,946,695,643	2,884,284,490	1,803,665,330
Total investments, at value	447,283,618	12,665,243,742	10,006,671,027	2,906,723,084	1,816,583,510
Cash	2,746,651	21,646,087	6,006,541	4,773,842	4,591,478
Cash held at broker for futures contracts	1,515,919	30,410,826	21,707,271	6,248,225	2,140,995
Receivable for investments sold	11,628	4,510,924	4,006,920	1,465,699	1,090,398
Receivable for fund shares sold	6,893	841,387	113,783	192,758	72,901
Dividends and interest receivable	11,946	164,347	197,161	78,650	52,358
Receivable for futures variation margin	241,495	—	—	—	—
Receivable due from advisor	2,020	—	8,953	1,808	1,106
Other assets	—	—	8,775	—	—
Total assets	451,820,170	12,722,817,313	10,038,720,431	2,919,484,066	1,824,532,746

Liabilities
Payable for investments purchased	—	2,749,941	—	—	—
Payable for fund shares repurchased	14,496	5,165,135	3,913,655	1,617,740	1,137,621
Payable for futures variation margin	—	6,803,271	3,382,675	889,557	250,311
Payable to affiliates
Accounting and legal services fees	4,636	131,824	103,669	30,127	18,783
Trustees’ fees	154	4,400	3,458	1,005	626
Investment management fees	656	307	—	—	—
Other liabilities and accrued expenses	46,062	290,724	272,273	106,439	82,921
Total liabilities	66,004	15,145,602	7,675,730	2,644,868	1,490,262
Net assets	$451,754,166	$12,707,671,711	$10,031,044,701	$2,916,839,198	$1,823,042,484

Net assets consist of
Paid-in capital	$422,652,206	$10,988,290,810	$8,405,041,393	$2,489,453,940	$1,713,753,031
Undistributed net investment income (loss)	—	—	11,087	1,513	1,903
Accumulated undistributed net realized gain (loss) on investments	(34,527,356)	(249,237,901)	554,299,490	207,471,515	82,238,908
Net unrealized appreciation (depreciation) on investments	63,629,316	1,968,618,802	1,071,692,731	219,912,230	27,048,642
Net assets	$451,754,166	$12,707,671,711	$10,031,044,701	$2,916,839,198	$1,823,042,484
Investments in securities, at cost	$3,588,060	$70,493,827	$60,145,487	$22,500,047	$12,961,367
Investments in affiliated funds, at cost	$378,836,206	$10,618,221,689	$8,881,143,593	$2,666,436,714	$1,777,342,712

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$105,485,288	$839,360,127	$768,193,274	$288,856,848	$190,768,447
Shares outstanding	9,808,411	59,394,334	55,396,049	21,717,642	15,738,062
Net asset value, offering and redemption price per share	$10.75	$14.13	$13.87	$13.30	$12.12

Series II
Net assets	$136,464,919	$11,165,388,752	$7,970,073,284	$2,512,860,623	$1,582,690,009
Shares outstanding	12,720,667	792,062,151	577,410,299	189,891,338	131,375,646
Net asset value, offering price and redemption price per share	$10.73	$14.10	$13.80	$13.23	$12.05

Series NAV
Net assets	$209,803,959	$702,922,832	$1,292,778,143	$115,121,727	$49,584,028
Shares outstanding	19,501,970	49,682,243	93,041,508	8,650,184	4,082,842
Net asset value, offering price and redemption price per share	$10.76	$14.15	$13.89	$13.31	$12.14

15

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2014

Investment income	Lifestyle Aggressive MVP	Lifestyle Growth MVP	Lifestyle Balanced MVP	Lifestyle Moderate MVP	Lifestyle Conservative MVP
Income distributions received from affiliated underlying funds	$5,415,057	$245,183,314	$228,225,877	$71,680,636	$50,935,822
Interest	25,698	384,741	306,955	100,332	85,433
Total investment income	5,440,755	245,568,055	228,532,832	71,780,968	51,021,255

Expenses
Investment management fees	235,060	6,650,420	5,036,360	1,489,477	956,505
Series I distribution and service fees	56,868	440,164	407,167	151,921	100,370
Series II distribution and service fees	391,177	30,642,619	21,686,571	6,804,950	4,362,858
Accounting and legal services fees	56,897	1,661,549	1,295,381	375,805	238,841
Professional fees	41,703	190,236	156,670	70,662	57,975
Printing and postage	10,766	280,825	253,156	63,492	33,277
Custodian fees	16,387	16,737	16,487	16,387	16,387
Trustees’ fees	5,964	175,258	135,364	39,133	24,594
Registration and filing fees	14,739	18,762	19,576	17,748	17,245
Other	3,286	62,215	48,066	15,899	11,341
Total expenses before reductions	832,847	40,138,785	29,054,798	9,045,474	5,819,393
Net expense reductions	(149,741)	(2,571,808)	(2,079,613)	(659,147)	(450,292)
Total expenses	683,106	37,566,977	26,975,185	8,386,327	5,369,101
Net investment income (loss)	4,757,649	208,001,078	201,557,647	63,394,641	45,652,154

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in securities	(13,099)	32,858	937,935	(25,759)	(31,941)
Investments in affiliated funds	43,359,474	997,489,811	729,964,896	204,235,371	80,601,855
Capital gain distributions received from affiliated underlying funds	25,803,700	440,451,372	246,566,969	56,295,188	15,280,590
Futures contracts	(17,030,049)	(374,036,434)	(79,480,018)	(2,633,272)	1,869,095
	52,120,026	1,063,937,607	897,989,782	257,871,528	97,719,599

Change in net unrealized appreciation (depreciation) of
Investments in securities and translation of assets and liabilities in foreign currencies	(24,598)	(697,657)	(272,436)	(35,225)	(36,530)
Investments in affiliated funds	(48,639,483)	(970,667,507)	(660,127,190)	(175,488,111)	(46,575,070)
Futures contracts	(1,213,128)	(7,465,394)	6,417,309	2,099,679	762,554
	(49,877,209)	(978,830,558)	(653,982,317)	(173,423,657)	(45,849,046)
Net realized and unrealized gain (loss)	2,242,817	85,107,049	244,007,465	84,447,871	51,870,553

Increase (decrease) in net assets from operations	$7,000,466	$293,108,127	$445,565,112	$147,842,512	$97,522,707

16

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Lifestyle Aggressive MVP		Lifestyle Growth MVP		Lifestyle Balanced MVP
Increase (decrease) in net assets	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
From operations
Net investment income (loss)	$4,757,649	$4,778,966	$208,001,078	$228,289,068	$201,557,647	$216,085,957
Net realized gain (loss)	52,120,026	36,797,486	1,063,937,607	778,628,010	897,989,782	756,054,146
Change in net unrealized appreciation (depreciation)	(49,877,209)	68,053,904	(978,830,558)	1,596,871,981	(653,982,317)	451,745,013
Increase (decrease) in net assets resulting from operations	7,000,466	109,630,356	293,108,127	2,603,789,059	445,565,112	1,423,885,116

Distributions to shareholders
From net investment income
Series I	(1,149,223)	(1,216,212)	(15,137,315)	(14,819,258)	(16,518,925)	(16,756,540)
Series II	(1,224,888)	(1,538,665)	(179,981,176)	(202,277,313)	(156,776,222)	(172,722,555)
Series NAV	(2,385,658)	(2,024,194)	(12,986,583)	(11,106,882)	(28,338,214)	(26,646,590)
From net realized gain
Series I	(1,866,670)	(1,563,566)	(8,641,015)	(6,601,916)	(5,553,969)	(6,808,974)
Series II	(2,438,986)	(2,411,581)	(115,550,258)	(101,637,234)	(58,036,225)	(77,724,800)
Series NAV	(3,704,960)	(2,490,463)	(7,212,765)	(4,811,642)	(9,314,127)	(10,571,217)
Total distributions	(12,770,385)	(11,244,681)	(339,509,112)	(341,254,245)	(274,537,682)	(311,230,676)
From portfolio share transactions	(49,803,802)	(13,774,387)	(2,860,037,502)	(794,363,062)	(2,124,261,553)	(1,027,121,737)
Total increase (decrease)	(55,573,721)	84,611,288	(2,906,438,487)	1,468,171,752	(1,953,234,123)	85,532,703

Net assets
Beginning of year	507,327,887	422,716,599	15,614,110,198	14,145,938,446	11,984,278,824	11,898,746,121
End of year	$451,754,166	$507,327,887	$12,707,671,711	$15,614,110,198	$10,031,044,701	$11,984,278,824

Undistributed net investment income (loss)	—	$1,756	—	$106,133	$11,087	$79,642

	Lifestyle Moderate MVP		Lifestyle Conservative MVP
Increase (decrease) in net assets	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/14	Year ended 12/31/13
From operations
Net investment income (loss)	$63,394,641	$68,165,765	$45,652,154	$53,329,594
Net realized gain (loss)	257,871,528	195,779,820	97,719,599	130,454,052
Change in net unrealized appreciation (depreciation)	(173,423,657)	75,154,696	(45,849,046)	(89,353,494)
Increase (decrease) in net assets resulting from operations	147,842,512	339,100,281	97,522,707	94,430,152

Distributions to shareholders
From net investment income
Series I	(6,728,032)	(6,786,692)	(5,025,262)	(5,933,698)
Series II	(53,946,125)	(59,163,946)	(39,304,101)	(51,053,712)
Series NAV	(2,742,937)	(2,200,784)	(1,339,529)	(1,329,690)
From net realized gain
Series I	(15,751,547)	(2,425,521)	(11,305,316)	(9,153,433)
Series II	(138,851,404)	(23,228,930)	(98,880,117)	(84,345,209)
Series NAV	(5,889,974)	(769,291)	(2,811,879)	(2,034,305)
Total distributions	(223,910,019)	(94,575,164)	(158,666,204)	(153,850,047)
From portfolio share transactions	(465,732,957)	(348,401,776)	(395,778,291)	(596,761,591)
Total increase (decrease)	(541,800,464)	(103,876,659)	(456,921,788)	(656,181,486)

Net assets
Beginning of year	3,458,639,662	3,562,516,321	2,279,964,272	2,936,145,758
End of year	$2,916,839,198	$3,458,639,662	$1,823,042,484	$2,279,964,272

Undistributed net investment income (loss)	$1,513	$25,117	$1,903	$18,973

17

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Aggressive Trust
SERIES I
12-31-2014	10.91	0.11	0.05	0.16	(0.12)	(0.20)	—	(0.32)	10.75	1.40	0.13	0.10	1.03	105	31
12-31-2013	8.81	0.11	2.24	2.35	(0.11)	(0.14)	—	(0.25)	10.91	26.72	0.13	0.12	1.13	123	21
12-31-2012	7.66	0.07	1.20	1.27	(0.08)	(0.04)	—	(0.12)	8.81	16.61	0.12	0.12	0.87	95	18
12-31-2011	8.35	0.07	(0.61)	(0.54)	(0.08)	(0.07)	—	(0.15)	7.66	(6.50)	0.12	0.12	0.84	107	23
12-31-2010	7.30	0.08	1.12	1.20	(0.08)	(0.07)	—	(0.15)	8.35	16.44	0.12	0.12	1.02	129	23
SERIES II
12-31-2014	10.88	0.09	0.06	0.15	(0.10)	(0.20)	—	(0.30)	10.73	1.29	0.33	0.30	0.78	136	31
12-31-2013	8.79	0.08	2.24	2.32	(0.09)	(0.14)	—	(0.23)	10.88	26.43	0.33	0.32	0.83	189	21
12-31-2012	7.64	0.06	1.20	1.26	(0.07)	(0.04)	—	(0.11)	8.79	16.43	0.32	0.32	0.68	176	18
12-31-2011	8.33	0.05	(0.61)	(0.56)	(0.06)	(0.07)	—	(0.13)	7.64	(6.72)	0.32	0.32	0.65	181	23
12-31-2010	7.29	0.06	1.12	1.18	(0.07)	(0.07)	—	(0.14)	8.33	16.12	0.32	0.32	0.82	224	23
SERIES NAV
12-31-2014	10.91	0.13	0.05	0.18	(0.13)	(0.20)	—	(0.33)	10.76	1.54	0.08	0.05	1.15	210	31
12-31-2013	8.81	0.12	2.24	2.36	(0.12)	(0.14)	—	(0.26)	10.91	26.77	0.08	0.07	1.17	196	21
12-31-2012	7.66	0.09	1.19	1.28	(0.09)	(0.04)	—	(0.13)	8.81	16.67	0.07	0.07	1.06	152	18
12-31-2011	8.35	0.09	(0.63)	(0.54)	(0.08)	(0.07)	—	(0.15)	7.66	(6.46)	0.07	0.07	1.06	118	23
12-31-2010	7.30	0.09	1.11	1.20	(0.08)	(0.07)	—	(0.15)	8.35	16.50	0.07	0.07	1.14	99	23
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.52% – 1.08%, 0.69% – 1.12%, 0.70% – 1.10%, 0.48% – 1.10% and 0.48% – 1.10%, for the years ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively.

Lifestyle Growth Trust
SERIES I
12-31-2014	14.23	0.25	0.06	0.31	(0.26)	(0.15)	—	(0.41)	14.13	2.16	0.12	0.10	1.73	839	18
12-31-2013	12.21	0.23	2.13	2.36	(0.24)	(0.10)	—	(0.34)	14.23	19.34	0.11	0.11	1.73	917	11
12-31-2012	10.92	0.18	1.33	1.51	(0.18)	(0.04)	—	(0.22)	12.21	13.87	0.11	0.11	1.50	807	39	[5]
12-31-2011	11.42	0.22	(0.40)	(0.18)	(0.22)	(0.10)	—	(0.32)	10.92	(1.60)	0.11	0.11	1.92	726	9	[5]
12-31-2010	10.34	0.19	1.15	1.34	(0.19)	(0.07)	—	(0.26)	11.42	13.02	0.11	0.11	1.81	742	23
SERIES II
12-31-2014	14.19	0.21	0.08	0.29	(0.23)	(0.15)	—	(0.38)	14.10	2.04	0.32	0.30	1.47	11,165	18
12-31-2013	12.18	0.20	2.12	2.32	(0.21)	(0.10)	—	(0.31)	14.19	19.09	0.31	0.31	1.50	14,027	11
12-31-2012	10.90	0.15	1.33	1.48	(0.16)	(0.04)	—	(0.20)	12.18	13.59	0.31	0.31	1.27	12,818	39	[5]
12-31-2011	11.40	0.19	(0.39)	(0.20)	(0.20)	(0.10)	—	(0.30)	10.90	(1.80)	0.31	0.31	1.66	12,007	9	[5]
12-31-2010	10.32	0.17	1.15	1.32	(0.17)	(0.07)	—	(0.24)	11.40	12.83	0.31	0.31	1.59	13,186	23
SERIES NAV
12-31-2014	14.24	0.27	0.06	0.33	(0.27)	(0.15)	—	(0.42)	14.15	2.28	0.07	0.05	1.86	703	18
12-31-2013	12.22	0.25	2.11	2.36	(0.24)	(0.10)	—	(0.34)	14.24	19.38	0.06	0.06	1.87	670	11
12-31-2012	10.93	0.19	1.33	1.52	(0.19)	(0.04)	—	(0.23)	12.22	13.91	0.06	0.06	1.58	521	39	[5]
12-31-2011	11.43	0.24	(0.42)	(0.18)	(0.22)	(0.10)	—	(0.32)	10.93	(1.55)	0.06	0.06	2.05	435	9	[5]
12-31-2010	10.35	0.21	1.14	1.35	(0.20)	(0.07)	—	(0.27)	11.43	13.05	0.06	0.06	1.93	405	23
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds help by the portfolio. The range of expense ratios from the underlying funds held by the portfolio was as follows: 0.52% – 1.09%, 0.50% – 1.10%, 0.49% – 1.10%, 0.48% – 1.10% and 0.48% – 1.10% for the years ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively. 5. Excludes merger activity.

18

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced Trust
SERIES I
12-31-2014	13.69	0.29	0.30	0.59	(0.31)	(0.10)	—	(0.41)	13.87	4.29	0.11	0.10	2.05	768	20
12-31-2013	12.48	0.26	1.33	1.59	(0.27)	(0.11)	—	(0.38)	13.69	12.78	0.11	0.11	1.98	863	9
12-31-2012	11.41	0.22	1.13	1.35	(0.23)	(0.05)	—	(0.28)	12.48	11.87	0.11	0.11	1.82	834	32
12-31-2011	11.74	0.28	(0.21)	0.07	(0.28)	(0.12)	—	(0.40)	11.41	0.62	0.11	0.11	2.38	823	10
12-31-2010	10.79	0.25	1.02	1.27	(0.25)	(0.07)	—	(0.32)	11.74	11.75	0.11	0.11	2.19	832	30
SERIES II
12-31-2014	13.63	0.25	0.30	0.55	(0.28)	(0.10)	—	(0.38)	13.80	4.03	0.31	0.30	1.80	7,970	20
12-31-2013	12.43	0.23	1.33	1.56	(0.25)	(0.11)	—	(0.36)	13.63	12.54	0.31	0.31	1.75	9,777	9
12-31-2012	11.36	0.20	1.13	1.33	(0.21)	(0.05)	—	(0.26)	12.43	11.70	0.31	0.31	1.62	9,828	32
12-31-2011	11.69	0.25	(0.20)	0.05	(0.26)	(0.12)	—	(0.38)	11.36	0.42	0.31	0.31	2.09	9,776	10
12-31-2010	10.75	0.22	1.01	1.23	(0.22)	(0.07)	—	(0.29)	11.69	11.49	0.31	0.31	1.99	10,775	30
SERIES NAV
12-31-2014	13.72	0.30	0.28	0.58	(0.31)	(0.10)	—	(0.41)	13.89	4.26	0.06	0.05	2.15	1,293	20
12-31-2013	12.50	0.28	1.33	1.61	(0.28)	(0.11)	—	(0.39)	13.72	12.90	0.06	0.06	2.07	1,344	9
12-31-2012	11.43	0.23	1.13	1.36	(0.24)	(0.05)	—	(0.29)	12.50	11.90	0.06	0.06	1.91	1,237	32
12-31-2011	11.76	0.28	(0.20)	0.08	(0.29)	(0.12)	—	(0.41)	11.43	0.67	0.06	0.06	2.39	1,168	10
12-31-2010	10.81	0.25	1.02	1.27	(0.25)	(0.07)	—	(0.32)	11.76	11.78	0.06	0.06	2.20	1,254	30
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.52% – 1.09%, 0.50% – 1.10%, 0.49% – 1.10%, 0.48% – 1.10% and0.48% – 1.10% for the years ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively.

Lifestyle Moderate Trust
SERIES I
12-31-2014	13.68	0.31	0.37	0.68	(0.32)	(0.74)	—	(1.06)	13.30	4.94	0.12	0.10	2.24	289	26
12-31-2013	12.78	0.29	1.02	1.31	(0.30)	(0.11)	—	(0.41)	13.68	10.22	0.11	0.11	2.14	320	7
12-31-2012	11.84	0.26	1.00	1.26	(0.27)	(0.05)	—	(0.32)	12.78	10.67	0.11	0.11	2.07	315	26
12-31-2011	12.01	0.32	(0.04)	0.28	(0.33)	(0.12)	—	(0.45)	11.84	2.33	0.11	0.11	2.65	301	12
12-31-2010	11.15	0.27	0.91	1.18	(0.27)	(0.05)	—	(0.32)	12.01	10.55	0.11	0.11	2.31	307	29
SERIES II
12-31-2014	13.62	0.27	0.37	0.64	(0.29)	(0.74)	—	(1.03)	13.23	4.68	0.32	0.30	1.98	2,513	26
12-31-2013	12.73	0.25	1.02	1.27	(0.27)	(0.11)	—	(0.38)	13.62	9.97	0.31	0.31	1.89	3,037	7
12-31-2012	11.79	0.23	1.00	1.23	(0.24)	(0.05)	—	(0.29)	12.73	10.50	0.31	0.31	1.86	3,157	26
12-31-2011	11.96	0.29	(0.03)	0.26	(0.31)	(0.12)	—	(0.43)	11.79	2.13	0.31	0.31	2.42	3,116	12
12-31-2010	11.10	0.24	0.91	1.15	(0.24)	(0.05)	—	(0.29)	11.96	10.39	0.31	0.31	2.10	3,272	29
SERIES NAV
12-31-2014	13.69	0.34	0.35	0.69	(0.33)	(0.74)	—	(1.07)	13.31	4.99	0.07	0.05	2.46	115	26
12-31-2013	12.79	0.30	1.02	1.32	(0.31)	(0.11)	—	(0.42)	13.69	10.27	0.06	0.06	2.23	102	7
12-31-2012	11.85	0.28	0.98	1.26	(0.27)	(0.05)	—	(0.32)	12.79	10.71	0.06	0.06	2.23	91	26
12-31-2011	12.02	0.38	(0.09)	0.29	(0.34)	(0.12)	—	(0.46)	11.85	2.38	0.06	0.06	3.07	75	12
12-31-2010	11.15	0.29	0.90	1.19	(0.27)	(0.05)	—	(0.32)	12.02	10.69	0.06	0.06	2.51	53	29
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.52% – 1.09%, 0.50% – 1.10%, 0.49% – 1.10%, 0.48% – 1.10% and 0.49% – 1.23% for the years ended 12-31-14 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively.

19

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative Trust
SERIES I
12-31-2014	12.58	0.32	0.31	0.63	(0.33)	(0.76)	—	(1.09)	12.12	5.02	0.12	0.10	2.50	191	33
12-31-2013	12.96	0.29	0.21	0.50	(0.35)	(0.53)	—	(0.88)	12.58	3.88	0.11	0.11	2.24	218	5
12-31-2012	12.56	0.33	0.73	1.06	(0.32)	(0.34)	—	(0.66)	12.96	8.52	0.11	0.11	2.51	274	22
12-31-2011	12.57	0.42	0.11	0.53	(0.41)	(0.13)	—	(0.54)	12.56	4.23	0.11	0.11	3.27	252	17
12-31-2010	11.83	0.29	0.79	1.08	(0.30)	(0.04)	—	(0.34)	12.57	9.12	0.11	0.11	2.36	247	34
SERIES II
12-31-2014	12.51	0.29	0.32	0.61	(0.31)	(0.76)	—	(1.07)	12.05	4.84	0.32	0.30	2.25	1,583	33
12-31-2013	12.89	0.26	0.22	0.48	(0.33)	(0.53)	—	(0.86)	12.51	3.69	0.31	0.31	1.99	2,014	5
12-31-2012	12.50	0.30	0.73	1.03	(0.30)	(0.34)	—	(0.64)	12.89	8.27	0.31	0.31	2.29	2,613	22
12-31-2011	12.51	0.39	0.12	0.51	(0.39)	(0.13)	—	(0.52)	12.50	4.04	0.31	0.31	3.05	2,525	17
12-31-2010	11.78	0.27	0.77	1.04	(0.27)	(0.04)	—	(0.31)	12.51	8.87	0.31	0.31	2.20	2,572	34
SERIES NAV
12-31-2014	12.61	0.35	0.28	0.63	(0.34)	(0.76)	—	(1.10)	12.14	4.97	0.07	0.05	2.71	50	33
12-31-2013	12.98	0.33	0.19	0.52	(0.36)	(0.53)	—	(0.89)	12.61	4.00	0.06	0.06	2.50	48	5
12-31-2012	12.58	0.36	0.71	1.07	(0.33)	(0.34)	—	(0.67)	12.98	8.55	0.06	0.06	2.77	50	22
12-31-2011	12.59	0.46	0.08	0.54	(0.42)	(0.13)	—	(0.55)	12.58	4.27	0.06	0.06	3.57	34	17
12-31-2010	11.84	0.33	0.76	1.09	(0.30)	(0.04)	—	(0.34)	12.59	9.25	0.06	0.06	2.67	30	34
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.52% – 1.09%, 0.50% – 1.10%, 0.49% – 1.10%, 0.48% – 1.10% and 0.48% – 1.02% for the years ended 12-31-14, 12-31-13, 12-31-12, 12-31-11 and 12-31-10, respectively.

20

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The trust is a series company with multiple investment series, five of which (collectively, Lifestyle Portfolios or the portfolios, and individually the portfolio) are presented in this report. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

The portfolios may offer multiple classes of shares. The shares currently offered are detailed in the Statements of assets and liabilities. Series I, Series II, and Series NAV shares are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor). The portfolios operate as “funds of funds” that invest primarily in shares of affiliated underlying funds of the Trust or affiliates of the Trust. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

The investment objectives of the portfolios are as follows:

Lifestyle Aggressive MVP
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Growth MVP
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Balanced MVP
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Moderate MVP
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Conservative MVP
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the portfolios use the following valuation techniques: Equity securities held by the portfolios are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the portfolios in underlying affiliated funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolio’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolio’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of December 31, 2014, all investments including futures are categorized as Level 1 under the hierarchy described above except for short-term investments which are categorized as Level 2.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit.  The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio’s property that is not otherwise segregated or pledged, to the extent of any overdraft and to the maximum extent permitted by law.

21

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

In addition, the portfolios and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of operations. Commitment fees for the year ended December 31, 2014 were as follows:

Portfolio	Commitment Fee
Lifestyle Aggressive MVP	$619
Lifestyle Growth MVP	5,172
Lifestyle Balanced MVP	4,087
Lifestyle Moderate MVP	1,499
Lifestyle Conservative MVP	1,089

For the year ended December 31, 2014, the portfolios had no borrowings under the line of credit.

Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes.  Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforward available as of December 31, 2014:

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31,
Portfolio	2017	2018
Lifestyle Aggressive MVP	$1,132,225	$22,833,335
Lifestyle Growth MVP	—	130,249,379
Lifestyle Balanced MVP	—	—
Lifestyle Moderate MVP	—	—
Lifestyle Conservative MVP	—	—

As of December 31, 2014, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. Each portfolio’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2014, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Lifestyle Aggressive MVP	$394,179,309	$64,949,306	($11,844,997)	$53,104,309
Lifestyle Growth MVP	10,815,816,890	1,935,699,913	(86,273,061)	1,849,426,852
Lifestyle Balanced MVP	9,039,670,602	1,077,532,995	(110,532,570)	967,000,425
Lifestyle Moderate MVP	2,708,754,368	222,636,363	(24,667,647)	197,968,716
Lifestyle Conservative MVP	1,799,980,542	42,086,764	(25,483,796)	16,602,968

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended December 31, 2014 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Lifestyle Aggressive MVP	$12,770,385	—	$12,770,385
Lifestyle Growth MVP	339,509,112	—	339,509,112
Lifestyle Balanced MVP	274,537,682	—	274,537,682
Lifestyle Moderate MVP	79,598,569	$144,311,450	223,910,019
Lifestyle Conservative MVP	52,235,072	106,431,132	158,666,204

22

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The tax character of distributions for the year ended December 31, 2013 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive MVP	$11,244,681	—	—	$11,244,681
Lifestyle Growth MVP	341,254,245	—	—	341,254,245
Lifestyle Balanced MVP	311,230,676	—	—	311,230,676
Lifestyle Moderate MVP	94,575,164	—	—	94,575,164
Lifestyle Conservative MVP	76,053,596	$77,796,451	—	153,850,047

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Under the Regulated Investment Company Act of 2010, net capital losses that are a result of security transactions occurring after October 31, 2014, may be treated as occurring on January 1, 2015, the first day of the portfolio’s next taxable year. As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Lifestyle Aggressive MVP	—	—	$23,965,560	—
Lifestyle Growth MVP	—	—	130,249,379	—
Lifestyle Balanced MVP	$11,087	$659,135,307	—	—
Lifestyle Moderate MVP	2,706,290	226,871,850
Lifestyle Conservative MVP	1,944,324	90,794,275	—	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolio’s financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

3.  DERIVATIVE INSTRUMENTS The portfolios may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolio to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolio to unlimited risk of loss.

Upon entering into a futures contract, the portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolio. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize the contracts held at December 31, 2014, and the range of futures contracts notional amounts held by the portfolios during the year ended December 31, 2014. In addition, the tables detail how the portfolios used futures contracts during the year ended December 31, 2014.

Lifestyle Aggressive MVP

The portfolio used futures contracts to manage the volatility of returns. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging from $36.4 million to $50.6 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Lifestyle Aggressive MVP	Euro FX Futures	14	Short	Mar 2015	($2,187,844)	($2,118,725)	$69,119
	Euro STOXX 50 Index Futures	54	Short	Mar 2015	(1,951,731)	(2,047,187)	(95,456)
	FTSE 100 Index Futures	27	Short	Mar 2015	(2,604,653)	(2,744,813)	(140,160)
	Great Britian Pound Currency Futures	29	Short	Mar 2015	(2,850,356)	(2,822,062)	28,294
	Japanese Yen Currency Futures	8	Short	Mar 2015	(856,532)	(834,900)	21,632
	Mini MSCI Emerging Markets Index Futures	70	Short	Mar 2015	(3,159,405)	(3,351,950)	(192,545)
	Nikkei 225 Futures	6	Short	Mar 2015	(837,314)	(874,103)	(36,789)
	Russell 2000 Mini Index Futures	25	Short	Mar 2015	(2,843,977)	(3,001,750)	(157,773)

23

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Lifestyle Aggressive MVP (continued)	S&P 500 Index E-Mini Futures	130	Short	Mar 2015	($12,852,830)	($13,340,600)	($487,770)
	S&P Mid 400 Index E-Mini Futures	36	Short	Mar 2015	(4,993,280)	(5,214,960)	(221,680)
							($1,213,128)

Lifestyle Growth MVP

The portfolio used futures contracts to manage the volatility of returns. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging from $260.4 million to $1.1 billion, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Lifestyle Growth MVP	Euro FX Futures	328	Long	Mar 2015	$49,973,295	$49,638,700	($334,595)
	Euro STOXX 50 Index Futures	1,310	Long	Mar 2015	49,963,091	49,663,243	(299,848)
	FTSE 100 Index Futures	679	Long	Mar 2015	69,124,086	69,026,973	(97,113)
	Great Britian Pound Currency Futures	705	Long	Mar 2015	68,491,900	68,605,312	113,412
	Japanese Yen Currency Futures	290	Long	Mar 2015	30,277,625	30,265,125	(12,500)
	Mini MSCI Emerging Markets Index Futures	785	Long	Mar 2015	37,610,151	37,589,725	(20,426)
	Nikkei 225 Futures	154	Long	Mar 2015	22,231,516	22,435,298	203,782
	Russell 2000 Mini Index Futures	444	Long	Mar 2015	53,950,650	53,311,080	(639,570)
	S&P 500 Index E-Mini Futures	3,107	Long	Mar 2015	323,614,860	318,840,340	(4,774,520)
	S&P Mid 400 Index E-Mini Futures	704	Long	Mar 2015	103,585,456	101,981,440	(1,604,016)
							($7,465,394)

Lifestyle Balanced MVP

The portfolio used futures contracts to manage the volatility of returns. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging from $530.3 million to $563.6 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Lifestyle Balanced MVP	Euro FX Futures	226	Long	Mar 2015	$34,790,412	$34,202,275	($588,137)
	Euro STOXX 50 Index Futures	902	Long	Mar 2015	33,865,220	34,195,607	330,387
	FTSE 100 Index Futures	485	Long	Mar 2015	47,937,686	49,304,981	1,367,295
	Great Britian Pound Currency Futures	497	Long	Mar 2015	48,521,101	48,364,312	(156,789)
	Japanese Yen Currency Futures	196	Long	Mar 2015	20,547,048	20,455,050	(91,998)
	Mini MSCI Emerging Markets Index Futures	521	Long	Mar 2015	24,385,975	24,948,085	562,110
	Nikkei 225 Futures	139	Long	Mar 2015	20,382,261	20,250,042	(132,219)
	Russell 2000 Mini Index Futures	278	Long	Mar 2015	32,171,019	33,379,460	1,208,441
	S&P 500 Index E-Mini Futures	1,897	Long	Mar 2015	192,178,207	194,670,140	2,491,933
	S&P Mid 400 Index E-Mini Futures	487	Long	Mar 2015	69,120,534	70,546,820	1,426,286
							$6,417,309

Lifestyle Moderate MVP

The portfolio used futures contracts to manage the volatility of returns. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging from $154.9 million to $170.3 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Lifestyle Moderate MVP	Euro FX Futures	74	Long	Mar 2015	$11,385,408	$11,198,975	($186,433)
	Euro STOXX 50 Index Futures	294	Long	Mar 2015	10,994,214	11,145,797	151,583
	FTSE 100 Index Futures	143	Long	Mar 2015	14,062,864	14,537,345	474,481
	Great Britian Pound Currency Futures	149	Long	Mar 2015	14,512,844	14,499,562	(13,282)
	Japanese Yen Currency Futures	82	Long	Mar 2015	8,474,319	8,557,725	83,406
	Mini MSCI Emerging Markets Index Futures	154	Long	Mar 2015	7,212,938	7,374,290	161,352
	Nikkei 225 Futures	58	Long	Mar 2015	8,611,255	8,449,658	(161,597)
	Russell 2000 Mini Index Futures	104	Long	Mar 2015	11,976,095	12,487,280	511,185
	S&P 500 Index E-Mini Futures	477	Long	Mar 2015	48,280,580	48,949,740	669,160
	S&P Mid 400 Index E-Mini Futures	122	Long	Mar 2015	17,263,096	17,672,920	409,824
							$2,099,679

24

DERIVATIVE INSTRUMENTS, CONTINUED

Lifestyle Conservative MVP

The portfolio used futures contracts to manage the volatility of returns. During the year ended December 31, 2014 the portfolio held futures contracts with total notional values ranging from $53.1 million to $78.6 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Lifestyle Conservative MVP	Euro FX Futures	27	Long	Mar 2015	$4,158,368	$4,086,112	($72,256)
	Euro STOXX 50 Index Futures	110	Long	Mar 2015	4,102,699	4,170,196	67,497
	FTSE 100 Index Futures	49	Long	Mar 2015	4,806,505	4,981,328	174,823
	Great Britian Pound Currency Futures	52	Long	Mar 2015	5,067,093	5,060,250	(6,843)
	Japanese Yen Currency Futures	34	Long	Mar 2015	3,525,615	3,548,325	22,710
	Mini MSCI Emerging Markets Index Futures	115	Long	Mar 2015	5,371,962	5,506,775	134,813
	Nikkei 225 Futures	24	Long	Mar 2015	3,548,524	3,496,410	(52,114)
	Russell 2000 Mini Index Futures	34	Long	Mar 2015	3,913,892	4,082,380	168,488
	S&P 500 Index E-Mini Futures	128	Long	Mar 2015	12,939,998	13,135,360	195,362
	S&P Mid 400 Index E-Mini Futures	37	Long	Mar 2015	5,229,746	5,359,820	130,074
							$762,554

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2014 by risk category:

Portfolio	Risk	Statements of assets and liabilities location	Financial Instruments Location†	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Lifestyle Aggressive MVP	Equity Contracts	Receivable/Payable for futures	Futures	—	($1,332,174)
	Foreign Contracts	Receivable/Payable for futures	Futures	$119,046	—
	Total			$119,046	($1,332,174)
Lifestyle Growth MVP	Equity Contracts	Receivable/Payable for futures	Futures	$203,782	($7,435,493)
	Foreign Contracts	Receivable/Payable for futures	Futures	113,412	(347,095)
	Total			$317,194	($7,782,588)
Lifestyle Balanced MVP	Equity Contracts	Receivable/Payable for futures	Futures	$7,386,452	($132,219)
	Foreign Contracts	Receivable/Payable for futures	Futures	—	(836,924)
	Total			$7,386,452	($969,143)
Lifestyle Moderate MVP	Equity Contracts	Receivable/Payable for futures	Futures	$2,377,586	($161,597)
	Foreign Contracts	Receivable/Payable for futures	Futures	83,406	(199,715)
	Total			$2,460,992	($361,312)
Lifestyle Conservative MVP	Equity Contracts	Receivable/Payable for futures	Futures	$871,056	($52,114)
	Foreign Contracts	Receivable/Payable for futures	Futures	22,710	(79,098)
	Total			$893,766	($131,212)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2014:

	Statements of Operations Location— Net Realized Gain (Loss) on:
Portfolio	Risk	Futures Contracts
Lifestyle Aggressive MVP	Equity Contracts	($17,668,298)
	Foreign Contracts	638,249
	Total	($17,030,049)
Lifestyle Growth MVP	Equity Contracts	($380,272,958)
	Foreign Contracts	6,236,524
	Total	($374,036,434)
Lifestyle Balanced MVP	Equity Contracts	($74,313,736)
	Foreign Contracts	(5,166,282)
	Total	($79,480,018)
Lifestyle Moderate MVP	Equity Contracts	$1,404,885
	Foreign Contracts	(4,038,157)
	Total	($2,633,272)
Lifestyle Conservative MVP	Equity Contracts	$3,280,393
	Foreign Contracts	(1,411,298)
	Total	$1,869,095

25

DERIVATIVE INSTRUMENTS, CONTINUED

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2014:

		Statements of Operations Location— Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Futures Contracts
Lifestyle Aggressive MVP	Equity Contracts	($1,332,174)
	Foreign Contracts	119,046
	Total	($1,213,128)
Lifestyle Growth MVP	Equity Contracts	($7,231,711)
	Foreign Contracts	(233,683)
	Total	($7,465,394)
Lifestyle Balanced MVP	Equity Contracts	$7,254,233
	Foreign Contracts	(836,924)
	Total	$6,417,309
Lifestyle Moderate MVP	Equity Contracts	$2,215,989
	Foreign Contracts	(116,309)
	Total	$2,099,680
Lifestyle Conservative MVP	Equity Contracts	$818,942
	Foreign Contracts	(56,388)
	Total	$762,554

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, each portfolio enters into contracts with service providers that contain general indemnification clauses. The portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the portfolio that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee.  The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor on an annual basis, as detailed below. Aggregate net assets include the net assets of the portfolios and the net assets of similar funds of John Hancock Funds II (JHF II) and net assets of similar funds of the Trust. The portfolios are advised by the Advisor and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC. The Advisor has subadvisory agreements with John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, which are indirect wholly owned subsidiaries of MFC and affiliates of the Advisor. In addition, the Advisor has a subadvisory agreement with QS Investors, LLC. The portfolios are not responsible for payment of the subadvisory fees.

The advisory fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on assets not invested in affiliated funds (Other Assets). Affiliated funds are any fund of the Trust, JHF II and John Hancock Funds III excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Hancock Total Bond Market Trust B and John Hancock International Equity Index Trust B.

Under the advisory agreement, the portfolios pay a daily management fee to the Advisor. The rates, outlined below, are applied to the Affiliated Fund Assets and Other Assets of each portfolio.

	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated Fund Assets	0.05%	0.04%
Other Assets	0.50%	0.49%

Expense reimbursements.  The Advisor contractually agreed to reimburse certain other expenses for the portfolios so that they do not exceed 0.00% aggregate daily net assets of the portfolios. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the portfolios’ business, the advisory fee, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2017, and may terminate at any time thereafter.

The Advisor has voluntarily agreed to waive its advisory fee or reimburse the portfolios so that the aggregate advisory fee retained by the Advisor with respect to both the portfolios and the underlying investments does not exceed 0.50% of the portfolios’ first $7.5 billion of aggregate daily net assets and 0.49% of the portfolios’ aggregate net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time.

The expense reductions described above for the year ended December 31, 2014 amounted to:

Portfolio	Series I	Series II	Series NAV	Total
Lifestyle Aggressive MVP	$35,848	$49,117	$64,776	$149,741
Lifestyle Growth MVP	163,373	2,278,602	129,833	2,571,808
Lifestyle Balanced MVP	156,629	1,670,535	252,449	2,079,613
Lifestyle Moderate MVP	63,810	572,414	22,923	659,147
Lifestyle Conservative MVP	45,243	394,211	10,838	450,292

26

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2014 were equivalent to a net annual effective rate of the portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate
Lifestyle Aggressive MVP	0.02%
Lifestyle Balanced MVP	0.03%
Lifestyle Conservative MVP	0.03%
Lifestyle Growth MVP	0.03%
Lifestyle Moderate MVP	0.03%

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2014 amounted to an annual rate of 0.01% of the portfolio’s average daily net assets.

Distribution and service plans.  The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolio’s shares.

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, Series I and Series II shares are charged Rule 12b-1 fees of 0.05% and 0.25%, respectively.

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in the portfolios’ shares for the years ended December 31, 2014 and 2013 were as follows:

Lifestyle Aggressive MVP	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	441,351	$4,897,493	1,643,184	$16,539,493
Distributions reinvested	277,194	3,015,893	256,201	2,779,778
Repurchased	(2,163,970)	(23,899,099)	(1,438,425)	(14,347,532)
Net increase (decrease)	(1,445,425)	($15,985,713)	460,960	$4,971,739
Series II shares
Sold	1,149,645	$12,631,490	399,258	$3,989,887
Distributions reinvested	337,681	3,663,874	364,752	3,950,246
Repurchased	(6,096,878)	(67,065,040)	(3,421,978)	(33,927,290)
Net decrease	(4,609,552)	($50,769,676)	(2,657,968)	($25,987,157)
Series NAV shares
Sold	3,844,860	$42,347,461	1,738,658	$17,363,312
Distributions reinvested	559,795	6,090,618	415,715	4,514,657
Repurchased	(2,856,633)	(31,486,492)	(1,462,388)	(14,636,938)
Net increase	1,548,022	$16,951,587	691,985	$7,241,031
Total net decrease	(4,506,955)	($49,803,802)	(1,505,023)	($13,774,387)

Lifestyle Growth MVP	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,676,637	$38,360,313	2,225,970	$29,610,939
Distributions reinvested	1,666,292	23,778,330	1,510,661	21,421,174
Repurchased	(9,371,457)	(135,595,828)	(5,393,537)	(72,053,077)
Net decrease	(5,028,528)	($73,457,185)	(1,656,906)	($21,020,964)
Series II shares
Sold	36,705,019	$525,037,241	3,954,805	$51,337,426
Distributions reinvested	20,767,871	295,531,434	21,493,249	303,914,547
Repurchased	(253,654,184)	(3,644,948,000)	(89,153,645)	(1,189,323,728)
Net decrease	(196,181,294)	($2,824,379,325)	(63,705,591)	($834,071,755)
Series NAV shares
Sold	3,611,572	$52,473,225	4,694,883	$63,431,557
Distributions reinvested	1,413,510	20,199,348	1,121,813	15,918,524
Repurchased	(2,380,381)	(34,873,565)	(1,420,848)	(18,620,424)
Net increase	2,644,701	$37,799,008	4,395,848	$60,729,657
Total net decrease	(198,565,121)	($2,860,037,502)	(60,966,649)	($794,363,062)

27

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Balanced MVP	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	330,024	$4,649,137	1,213,664	$15,894,172
Distributions reinvested	1,581,137	22,072,894	1,726,411	23,565,514
Repurchased	(9,532,733)	(133,800,741)	(6,753,105)	(89,582,565)
Net decrease	(7,621,572)	($107,078,710)	(3,813,030)	($50,122,879)
Series II shares
Sold	11,410,630	$157,500,000	1,031,044	$13,488,213
Distributions reinvested	15,465,098	214,812,447	18,428,797	250,447,355
Repurchased	(166,858,846)	(2,319,703,202)	(92,949,016)	(1,229,677,204)
Net decrease	(139,983,118)	($1,947,390,755)	(73,489,175)	($965,741,636)
Series NAV shares
Sold	834,490	$11,719,574	1,731,343	$22,943,561
Distributions reinvested	2,693,275	37,652,341	2,720,600	37,217,807
Repurchased	(8,492,218)	(119,164,003)	(5,385,694)	(71,418,590)
Net decrease	(4,964,453)	($69,792,088)	(933,751)	($11,257,222)
Total net decrease	(152,569,143)	($2,124,261,553)	(78,235,956)	($1,027,121,737)

Lifestyle Moderate MVP	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	959,795	$13,385,265	1,268,533	$17,079,121
Distributions reinvested	1,652,066	22,479,580	674,391	9,212,213
Repurchased	(4,267,770)	(59,084,315)	(3,180,235)	(42,665,053)
Net decrease	(1,655,909)	($23,219,470)	(1,237,311)	($16,373,719)
Series II shares
Sold	6,591,360	$91,417,021	2,100,242	$27,655,417
Distributions reinvested	14,248,530	192,797,529	6,062,742	82,392,876
Repurchased	(53,928,502)	(743,668,646)	(33,252,753)	(446,075,706)
Net decrease	(33,088,612)	($459,454,096)	(25,089,769)	($336,027,413)
Series NAV shares
Sold	1,243,818	$17,189,863	1,079,435	$14,451,340
Distributions reinvested	634,549	8,632,911	217,428	2,970,075
Repurchased	(644,252)	(8,882,165)	(992,830)	(13,422,059)
Net increase	1,234,115	$16,940,609	304,033	$3,999,356
Total net decrease	(33,510,406)	($465,732,957)	(26,023,047)	($348,401,776)

Lifestyle Conservative MVP	Year ended 12/31/14		Year ended 12/31/13
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,175,115	$14,898,297	900,283	$11,857,308
Distributions reinvested	1,321,862	16,330,578	1,179,332	15,087,131
Repurchased	(4,101,348)	(52,391,497)	(5,854,390)	(76,673,865)
Net decrease	(1,604,371)	($21,162,622)	(3,774,775)	($49,729,426)
Series II shares
Sold	8,523,829	$107,233,605	857,400	$11,146,330
Distributions reinvested	11,254,644	138,184,218	10,646,232	135,398,921
Repurchased	(49,341,963)	(623,484,608)	(53,182,603)	(693,030,701)
Net decrease	(29,563,490)	($378,066,785)	(41,678,971)	($546,485,450)
Series NAV shares
Sold	561,981	$7,127,124	906,153	$11,914,605
Distributions reinvested	335,448	4,151,408	262,445	3,363,995
Repurchased	(615,808)	(7,827,416)	(1,212,854)	(15,825,315)
Net increase (decrease)	281,621	$3,451,116	(44,256)	($546,715)
Total net decrease	(30,886,240)	($395,778,291)	(45,498,002)	($596,761,591)

Affiliates of the Trust owned 100% of shares of beneficial interest of Series NAV, respectively, on December 31, 2014.

7.  PURCHASE AND SALE OF SECURITIES The following summarizes the purchases and sales of the portfolios, other than short-term investments and U.S. Treasury obligations, aggregated below for the year ended December 31, 2014.

PORTFOLIO	PURCHASES	SALES
Lifestyle Aggressive MVP	$147,133,034	$205,519,514
Lifestyle Growth MVP	2,497,737,422	5,544,149,461
Lifestyle Balanced MVP	2,186,393,847	4,294,077,688
Lifestyle Moderate MVP	805,496,852	1,408,700,853
Lifestyle Conservative MVP	649,904,300	1,160,322,964

Purchases and sales of U.S. Treasury Obligations are aggregated below for the year ended December 31, 2014.

PORTFOLIO	PURCHASES	SALES
Lifestyle Aggressive MVP	$14,503,554	$12,008,127
Lifestyle Growth MVP	315,918,523	272,952,202
Lifestyle Balanced MVP	159,445,573	128,253,364
Lifestyle Moderate MVP	46,466,749	35,229,984
Lifestyle Conservative MVP	29,845,563	24,459,995

28

8.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The funds do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the fund’s investment may represent a significant portion of each underlying fund’s net assets. At December 31, 2014, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS’ NET ASSETS
Lifestyle Growth MVP
	Alpha Opportunities	58.18%
	Small Company Growth	56.01%
	Emerging Markets Value	53.37%
	U.S. Equity	51.30%
	International Growth Stock	45.30%
	International Core	42.45%
	All Cap Core	39.10%
	Global Conservative Absolute Return	37.59%
	Capital Appreciation	33.96%
	International Value	33.60%
	Strategic Equity Allocation	32.91%
	New Income	31.19%
	Small Company Value	30.40%
	Core Bond	30.39%
	Fundamental Large Cap Value	29.70%
	Equity-Income	28.22%
	Small Cap Opportunities	27.12%
	Blue Chip Growth	22.31%
	Mid Cap Stock	20.75%
	Bond Trust	20.18%
	Mid Value	19.64%
	Global Bond	19.46%
	Total Return	18.77%
	Small Cap Growth	18.34%
	Strategic Growth	16.64%
	International Growth Opportunities	16.13%
	Short Term Government Income	11.40%
	Small Cap Value	10.23%
Lifestyle Balanced MVP
	New Income	41.58%
	Core Bond	40.49%
	Global Conservative Absolute Return	35.07%
	Emerging Markets Value	34.25%
	Small Company Growth	33.94%
	International Growth Stock	30.53%
	Alpha Opportunities	29.91%
	Bond Trust	28.73%
	International Core	28.68%
	Global Bond	27.13%
	All Cap Core	27.02%
	Total Return	25.78%
	International Value	21.69%
	Strategic Equity Allocation	18.43%
	Small Company Value	18.38%
	Short Term Government Income	17.62%
	Capital Appreciation	16.91%
	Mid Cap Stock	15.52%
	Mid Value	14.53%
	Fundamental Large Cap Value	14.48%
	Equity-Income	14.32%
	Small Cap Growth	11.11%
	Blue Chip Growth	11.04%
	International Growth Opportunities	10.33%
	Strategic Growth	8.29%
	Small Cap Value	7.69%
Lifestyle Moderate MVP
	Fundamental All Cap Core	58.73%
	New Income	14.78%
	Core Bond	14.42%
	Global Conservative Absolute Return	13.66%
	Bond Trust	10.30%
	International Core	9.26%
	Total Return	9.11%
	Global Bond	9.08%
	International Growth Stock	8.96%
	Small Company Growth	7.82%
	International Value	7.48%
	Alpha Opportunities	6.57%
	Short Term Government Income	5.82%
	Equity-Income	5.22%
Lifestyle Conservative MVP
	Fundamental All Cap Core	24.30%
	New Income	12.43%
	Core Bond	12.05%
	Global Conservative Absolute Return	11.47%
	Bond Trust	8.69%
	Global Bond	8.34%
	Total Return	6.48%
	Short Term Government Income	5.18%

Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds is as follows:

					DIVIDENDS AND DISTRIBUTIONS
Portfolio	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Aggressive MVP
All Cap Core	582,952	17,328	(97,299)	502,981	$137,215	—	$1,200,747	$13,746,458
Alpha Opportunities	2,238,191	569,382	(384,773)	2,422,800	197,909	$7,423,427	587,294	32,974,310
Blue Chip Growth	1,138,275	52,678	(215,003)	975,950	—	1,409,264	3,371,809	34,997,563
Capital Appreciation	2,040,087	222,216	(415,468)	1,846,835	24,080	3,125,113	2,964,841	28,588,999
Capital Appreciation Value	686,403	—	(686,403)	—	—	—	616,706	—
Emerging Markets Value	4,406,144	187,915	(864,473)	3,729,586	691,186	1,243,745	(769,789)	33,193,319
Equity-Income	1,601,695	996,334	(179,553)	2,418,476	867,603	3,911,694	1,428,122	46,192,884
Fundamental Large Cap Value	2,502,701	410,739	(277,326)	2,636,114	320,089	—	1,757,144	46,184,722
Fundamental Value	1,538,821	42,384	(1,581,205)	—	—	—	12,838,228	—
International Core	1,907,822	94,150	(198,041)	1,803,931	745,563	—	(356,952)	18,905,200
International Growth Opportunities	588,557	41,072	(51,729)	577,900	61,522	261,287	215,807	7,258,420
International Growth Stock	923,866	40,318	(118,778)	845,406	270,397	—	532,472	14,016,826
International Small Company	899,402	—	(899,402)	—	—	—	4,341,351	—
International Value	1,649,860	103,232	(143,319)	1,609,773	662,720	—	(261,794)	20,041,673
Mid Cap Stock	845,865	173,192	(120,116)	898,941	24,295	3,128,705	1,235,891	16,846,161
Mid Value	823,222	145,797	(143,292)	825,727	90,232	1,082,312	805,840	11,485,860
Mutual Shares	876,735	—	(876,735)	—	—	—	3,042,645	—
Natural Resources	1,567,457	39,783	(1,607,240)	—	—	—	896,428	—

29

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
Portfolio	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Aggressive MVP (continued)
vkReal Estate Securities	721,957	16,529	(214,579)	523,907	$151,579	—	$648,418	$9,346,507
Small Cap Growth	412,087	70,576	(96,296)	386,367	—	$713,018	494,086	4,543,681
Small Cap Opportunities	213,458	6,901	(24,618)	195,741	5,001	—	419,508	6,150,179
Small Cap Value	153,214	21,467	(50,579)	124,102	20,882	360,811	563,618	3,047,957
Small Company Growth	142,892	1,415	(37,179)	107,128	—	—	541,054	2,959,943
Small Company Value	178,423	8,684	(43,960)	143,147	2,098	77,322	565,825	3,534,300
Strategic Equity Allocation	—	4,842,902	(2,881,828)	1,961,074	592,120	1,015,945	689,890	33,612,800
Strategic Growth	1,366,530	646,177	(207,066)	1,805,641	148,263	2,051,057	355,324	28,655,528
U.S. Equity	1,713,130	60,988	(360,718)	1,413,400	402,303	—	2,862,518	27,419,958
Value	215,956	—	(215,956)	—	—	—	1,772,443	—
					$5,415,057	$25,803,700	$43,359,474	$443,703,248

Lifestyle Growth MVP
All Cap Core	6,073,668	162,783	(1,220,699)	5,015,752	$1,395,211	—	$10,593,595	$137,080,501
Alpha Opportunities	33,198,960	8,319,388	(8,139,948)	33,378,400	2,786,948	$106,436,571	24,158,015	454,280,017
Blue Chip Growth	13,527,211	533,147	(3,116,566)	10,943,792	—	16,420,873	49,944,264	392,444,393
Bond Trust	145,882,778	81,899,657	(70,574,049)	157,208,386	57,537,492	—	1,951,249	2,147,466,552
Capital Appreciation	24,373,366	2,774,228	(4,494,361)	22,653,233	306,481	39,775,705	27,598,994	350,672,048
Core Bond	41,234,997	3,156,728	(20,687,526)	23,704,199	9,156,734	—	(3,042,966)	312,184,306
Emerging Markets Value	59,858,681	2,508,782	(12,751,702)	49,615,761	9,215,758	16,618,546	59,293,916	441,580,272
Equity-Income	32,631,246	3,381,173	(6,660,620)	29,351,799	10,712,159	50,477,396	78,574,621	560,619,360
Fundamental Large Cap Value	26,042,904	9,218,045	(4,877,070)	30,383,879	3,740,206	—	41,133,709	532,325,562
Fundamental Value	26,730,993	—	(26,730,993)	—	—	—	186,842,647	—
Global Bond	14,717,242	158,045	(3,642,366)	11,232,921	1,418,021	—	(169,141)	140,411,507
Global Conservative Absolute Return	3,804,777	102,992	—	3,907,769	996,966	—	—	38,257,058
International Core	31,627,582	2,076,259	(4,243,061)	29,460,780	12,246,347	—	(14,399,384)	308,748,974
International Growth Opportunities	10,380,765	614,432	(579,735)	10,415,462	1,108,811	4,709,162	2,334,118	130,818,201
International Growth Stock	15,607,682	268,324	(2,123,814)	13,752,192	4,453,815	—	10,302,790	228,011,340
International Value	28,974,817	2,443,030	(3,423,190)	27,994,657	11,513,875	—	(10,202,629)	348,533,480
Mid Cap Stock	9,513,076	1,874,900	(1,993,488)	9,394,488	264,951	34,120,718	7,932,060	176,052,713
Mid Value	14,826,410	1,344,674	(3,414,660)	12,756,424	1,424,128	17,366,543	30,826,629	177,441,854
New Income	67,566,528	3,561,381	(29,659,353)	41,468,556	24,786,076	—	17,398,551	540,749,967
Short Term Government Income	4,287,371	410,058	(1,089,173)	3,608,256	951,761	—	(242,753)	44,706,290
Small Cap Growth	8,548,244	1,328,962	(2,057,570)	7,819,636	—	15,123,579	12,646,399	91,958,917
Small Cap Opportunities	2,947,127	20,261	(535,289)	2,432,099	65,063	—	5,332,426	76,416,565
Small Cap Value	3,351,718	409,363	(756,028)	3,005,053	514,317	9,088,311	12,345,829	73,804,110
Small Company Growth	3,503,059	—	(784,226)	2,718,833	—	—	7,767,967	75,121,369
Small Company Value	5,112,698	112,792	(818,991)	4,406,499	68,693	2,532,192	4,992,341	108,796,465
Strategic Equity Allocation	276,017,815	25,479,827	(86,891,068)	214,606,574	68,337,074	102,524,989	386,532,583	3,678,356,684
Strategic Growth	11,795,548	14,046,491	(3,724,955)	22,117,084	1,825,715	25,256,787	7,774,426	350,998,120
Total Return	60,609,726	1,140,476	(43,157,829)	18,592,373	14,077,768	—	4,338,009	255,087,362
U.S. Equity	28,133,352	445,151	(6,829,617)	21,748,886	6,278,944	—	34,931,546	421,928,393
					$245,183,314	$440,451,372	$997,489,811	$12,594,852,380

Lifestyle Balanced MVP
All Cap Core	4,339,455	189,817	(1,062,596)	3,466,676	$969,196	—	$17,959,927	$94,744,258
Alpha Opportunities	16,959,740	4,537,085	(4,334,204)	17,162,621	1,436,519	$54,607,185	10,611,946	233,583,274
Blue Chip Growth	7,249,713	310,046	(2,142,207)	5,417,552	—	8,111,644	48,820,403	194,273,428
Bond Trust	189,778,076	94,583,463	(60,612,902)	223,748,637	81,458,349	—	21,751,033	3,056,406,380
Capital Appreciation	12,196,519	1,487,608	(2,406,038)	11,278,089	152,523	19,794,692	24,522,911	174,584,824
Core Bond	53,821,611	4,372,216	(26,606,701)	31,587,126	12,026,386	—	6,202,948	416,002,454
Emerging Markets Value	37,711,195	1,621,907	(7,493,268)	31,839,834	5,941,857	10,762,225	35,155,745	283,374,523
Equity-Income	15,288,278	1,912,383	(2,301,865)	14,898,796	5,480,491	25,627,853	26,471,287	284,567,001
Fundamental Large Cap Value	15,247,415	2,247,743	(2,680,021)	14,815,137	1,834,984	—	19,437,174	259,561,196
Fundamental Value	13,655,450	—	(13,655,450)	—	—	—	156,981,513	—
Global Bond	19,310,221	158,625	(3,812,090)	15,656,756	1,976,477	—	(3,410,018)	195,709,448
Global Conservative Absolute Return	3,549,482	96,082	—	3,645,564	930,071	—	—	35,690,073
International Core	21,550,950	1,515,083	(3,162,919)	19,903,114	8,264,864	—	(5,211,182)	208,584,640
International Growth Opportunities	6,822,013	458,943	(609,557)	6,671,399	710,225	3,016,352	2,545,692	83,792,776
International Growth Stock	10,634,531	241,239	(1,609,192)	9,266,578	2,999,706	—	7,895,224	153,639,866
International Value	18,563,145	1,833,612	(2,324,061)	18,072,696	7,430,603	—	(2,255,724)	225,005,070
Mid Cap Stock	7,171,531	1,429,100	(1,575,679)	7,024,952	197,435	25,425,919	19,352,843	131,647,608
Mid Value	11,175,349	1,033,319	(2,770,346)	9,438,322	1,059,334	12,846,660	24,743,310	131,287,054
New Income	88,776,825	5,344,798	(38,835,098)	55,286,525	32,591,152	—	35,414,958	720,936,292
Short Term Government Income	6,543,473	261,090	(1,228,576)	5,575,987	1,460,854	—	(297,115)	69,086,476
Small Cap Growth	5,159,794	802,548	(1,226,402)	4,735,940	—	9,132,990	8,715,526	55,694,653
Small Cap Value	2,501,261	313,577	(554,907)	2,259,931	389,705	6,846,745	8,824,426	55,503,915
Small Company Growth	2,040,662	—	(393,192)	1,647,470	—	—	6,766,287	45,519,600
Small Company Value	3,105,961	132,285	(573,867)	2,664,379	41,073	1,514,048	8,067,462	65,783,525
Strategic Equity Allocation	148,700,233	17,273,967	(45,790,861)	120,183,339	38,393,950	56,296,547	204,711,418	2,059,942,427
Strategic Growth	5,400,411	7,538,160	(1,924,821)	11,013,750	909,657	12,584,109	4,134,815	174,788,211

30

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
Portfolio	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Balanced MVP (continued)
vkTotal Return	79,435,913	1,359,960	(55,258,628)	25,537,245	$18,772,467	—	$8,227,565	$350,370,999
U.S. Equity	12,354,716	289,330	(3,024,681)	9,619,365	2,797,999	—	33,824,522	186,615,672
					$228,225,877	$246,566,969	$729,964,896	$9,946,695,643

Lifestyle Moderate MVP
Alpha Opportunities	3,706,328	993,885	(932,368)	3,767,845	$315,793	$11,962,620	$2,599,597	$51,280,371
Blue Chip Growth	2,422,906	71,776	(1,031,214)	1,463,468	—	2,186,532	22,844,128	52,479,947
Bond Trust	69,047,750	33,330,166	(22,181,013)	80,196,903	29,211,465	—	10,506,166	1,095,489,699
Capital Appreciation	4,292,983	199,444	(2,839,650)	1,652,777	22,307	2,895,083	27,428,059	25,584,984
Core Bond	18,946,099	1,620,096	(9,318,753)	11,247,442	4,274,631	—	1,497,302	148,128,817
Equity-Income	4,632,707	1,691,658	(889,622)	5,434,743	2,006,982	9,328,399	10,764,937	103,803,585
Fundamental All Cap Core	—	6,783,161	(916,941)	5,866,220	189,483	2,283,470	456,803	87,289,357
Fundamental Large Cap Value	2,931,608	19,859	(2,951,467)	—	—	—	12,339,652	—
Fundamental Value	2,984,228	—	(2,984,228)	—	—	—	28,981,033	—
Global Bond	6,780,416	87,773	(1,626,221)	5,241,968	661,735	—	(3,989,332)	65,524,601
Global Conservative Absolute Return	1,382,294	37,418	—	1,419,712	362,203	—	—	13,898,980
International Core	7,023,634	704,537	(1,298,871)	6,429,300	2,684,896	—	3,067,604	67,379,067
International Growth Opportunities	2,063,308	202,939	(326,040)	1,940,207	206,551	877,229	1,318,969	24,368,998
International Growth Stock	3,159,420	163,914	(604,679)	2,718,655	881,807	—	2,845,284	45,075,304
International Value	6,481,849	663,893	(910,046)	6,235,696	2,563,466	—	5,312,110	77,634,418
Mid Cap Stock	1,408,543	298,230	(333,643)	1,373,130	38,427	4,948,707	4,167,115	25,732,457
Mid Value	2,195,473	256,917	(590,517)	1,861,873	209,316	2,528,789	5,116,630	25,898,658
New Income	31,140,952	2,003,625	(13,491,153)	19,653,424	11,549,113	—	6,171,330	256,280,644
Short Term Government Income	2,142,286	199,101	(499,504)	1,841,883	479,676	—	(123,414)	22,820,926
Small Cap Growth	1,245,817	226,086	(329,890)	1,142,013	—	2,196,261	2,334,796	13,430,075
Small Cap Value	660,490	107,645	(176,149)	591,986	102,306	1,791,670	2,799,514	14,539,171
Small Company Growth	479,028	13,323	(112,643)	379,708	—	—	1,968,442	10,491,329
Small Company Value	764,597	53,001	(167,986)	649,612	9,980	367,882	2,120,184	16,038,922
Strategic Equity Allocation	34,000,918	3,882,474	(10,722,578)	27,160,814	8,748,110	13,081,967	48,228,117	465,536,360
Strategic Growth	—	1,855,195	(240,909)	1,614,286	133,482	1,846,579	147,590	25,618,719
Total Return	27,727,859	499,830	(19,204,386)	9,023,303	6,635,389	—	1,598,647	123,799,712
U.S. Equity	1,693,436	39,294	(384,308)	1,348,422	393,518	—	3,734,108	26,159,389
					$71,680,636	$56,295,188	$204,235,371	$2,884,284,490

Lifestyle Conservative MVP
Blue Chip Growth	1,106,117	96,207	(689,026)	513,298	—	$778,269	$9,890,300	$18,406,857
Bond Trust	58,925,627	32,453,126	(23,727,880)	67,650,873	$24,775,699	—	10,293,356	924,110,927
Capital Appreciation	—	788,936	(138,157)	650,779	8,923	1,158,005	(93,151)	10,074,053
Core Bond	17,098,724	1,524,068	(9,223,935)	9,398,857	3,580,770	—	(2,818,371)	123,782,952
Equity-Income	1,866,553	324,758	(700,135)	1,491,176	547,050	2,588,294	4,972,883	28,481,462
Fundamental All Cap Core	—	2,949,256	(521,646)	2,427,610	78,274	943,289	233,758	36,122,842
Fundamental Value	1,167,395	42,774	(1,210,169)	—	—	—	7,933,247	—
Global Bond	6,190,457	82,393	(1,462,403)	4,810,447	607,261	—	1,996,010	60,130,592
Global Conservative Absolute Return	1,160,768	31,421	—	1,192,189	304,156	—	—	11,671,533
International Core	3,594,004	727,503	(1,144,462)	3,177,045	1,298,362	—	3,312,449	33,295,431
International Growth Opportunities	505,120	107,060	(135,743)	476,437	49,745	211,267	540,940	5,984,052
International Growth Stock	695,848	96,041	(210,425)	581,464	188,711	—	738,864	9,640,681
International Value	3,063,638	657,720	(841,931)	2,879,427	1,148,740	—	2,449,015	35,848,864
Mid Cap Stock	529,773	152,543	(187,251)	495,065	14,064	1,811,183	1,337,274	9,277,512
Mid Value	825,253	148,403	(305,557)	668,099	74,945	918,746	1,235,112	9,293,263
New Income	28,276,960	1,979,594	(13,729,974)	16,526,580	9,728,579	—	6,970,700	215,506,597
Short Term Government Income	2,006,250	93,560	(461,507)	1,638,303	430,878	—	(110,425)	20,298,575
Small Cap Growth	709,772	185,125	(263,088)	631,809	—	1,232,235	693,556	7,430,072
Small Cap Value	580,888	134,381	(219,090)	496,179	84,819	1,508,869	1,506,769	12,186,166
Strategic Equity Allocation	10,998,928	2,997,661	(5,592,875)	8,403,714	2,695,309	4,130,433	24,891,915	144,039,658
Total Return	25,406,223	403,352	(19,389,514)	6,420,061	5,319,537	—	(1,981,006)	88,083,241
U.S. Equity	1,106,464	39,867	(1,146,331)	—	—	—	6,608,660	—
					$50,935,822	$15,280,590	$80,601,855	$1,803,665,330

31

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lifestyle Aggressive MVP (formerly, Lifestyle Aggressive Trust), Lifestyle Balanced MVP (formerly, Lifestyle Balanced Trust), Lifestyle Conservative MVP (formerly, Lifestyle Conservative Trust), Lifestyle Growth MVP (formerly, Lifestyle Growth Trust), and Lifestyle Moderate MVP (formerly, Lifestyle Moderate Trust), each a portfolio of John Hancock Variable Insurance Trust (the “Trust”), at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 2015

32

John Hancock Variable Insurance Trust

Evaluation of subadvisory agreement amendment by the board of trustees

Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP

At an in-person meeting held on December 15-17, 2014, the Board of Trustees of John Hancock Variable Insurance Trust (the “Trust”), including all of the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved an amendment to the subadvisory agreement (the “JHAM Subadvisory Agreement Amendment”) between John Hancock Investment Management Services, LLC (the “Advisor”) and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”) with respect to the following funds: Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP and Lifestyle Moderate MVP (collectively, the “Funds”).

This section describes the evaluation by the Board of Trustees of the JHAM Subadvisory Agreement Amendment.

Evaluation by the Board

At the in-person meeting of the Board held on December 15-17, 2014, the Advisor recommended to the Board that QS Investors, LLC (“QS Investors”) be removed as subadviser consultant to the Funds and that the subadvisory fee paid to JHAM be increased to compensate JHAM for providing the investment manager analysis and optimization services (the “Services”) previously provided by QS Investors to the Funds with such changes to become effective February 17, 2015.

In considering the approval of the proposed Subadvisory Agreement Amendment with JHAM, the Board took into account its consideration of the factors it considered in connection with the annual evaluation of the advisory and subadvisory agreements conducted at an in-person meeting held on May 27-29, 2014, as well as information presented at other meetings during the year. The Board also discussed the proposal at an in-person meeting held on September 24-26, 2014. The Board also took into account discussions with management and information provided to the Board regarding the services to be provided by JHAM to the Funds at the December 15-17, 2014 meeting during which representatives from JHAM made a presentation and responded to questions from the Independent Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional information from, management.

The Board also considered other factors it considered relevant in its evaluation of the proposed Subadvisory Agreement Amendment, including the potential benefits that the Funds and their shareholders may realize through having JHAM provide these Services. The Board also considered conditions and trends prevailing generally in the economy, the securities markets and the industry. The Board noted the affiliation of the Advisor with JHAM, noting any potential conflicts of interest. The Board did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. Throughout the evaluation process, the Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel. The factors considered by the Board with respect to each Fund were:

(1)	the nature, extent and quality of the services to be provided by JHAM to the Funds;

(2)	the investment performance of the Funds and JHAM;

(3)	the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders; and

(4)	comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considered, the Board reviewed at this meeting and at prior meetings:

(1)	information relating to JHAM’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2)	the performance of the Funds and the performance of other John Hancock funds managed by JHAM; and

(3)	the subadvisory fee for each Fund, including any breakpoints determined by the aggregate net assets of the Funds and other John Hancock funds managed by JHAM.

The Board’s decision to approve the proposed Subadvisory Agreement Amendment with JHAM was based on a number of determinations, including the following:

(1)	JHAM has developed the capability to provide the manager analysis and optimization services currently being provided by QS Investors and has represented to the Board that providing these services to the Funds directly will enhance the optimization process;

(2)	JHAM has extensive experience and demonstrated skills as a manager of funds of funds and may be expected to continue to provide a high quality of investment management services and personnel to the Funds;

(3)	While the JHAM subadvisory fee will increase to compensate JHAM for providing the Services, the increase in the JHAM subadvisory fee is less than the contractual fee rate currently paid to QS Investors and the savings from the lower contractual fee rate will be passed through to shareholders through a contractual advisory fee waiver; and

(4)	The subadvisory fee rate payable to JHAM set forth in the Subadvisory Agreement Amendment contains breakpoints that are reflected in each Fund’s advisory fees in order to permit shareholders to benefit from economies of scale as the Fund grows.

33

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates Born: 1946	Trustee (since 2004) and Chairperson of the Board (since 2005)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

34

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

35

John Hancock Variable Insurance Trust

Trustees and officers information

Non-Independent Trustees4

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Craig Bromley[4] Born: 1966	Non-Independent Trustee (since 2012)
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Warren A. Thomson[4] Born: 1955	Non-Independent Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President** (since 2014)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

John J. Danello Born: 1955	Secretary and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

36

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

**	Effective 3-13-14.

[1]	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of the Audit Committee.

3	“John Hancock retail funds” comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.

4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

37

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

38

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the trust

Trustees
James M. Oates, Chairperson
Steven R. Pruchansky,*** Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey***
Theron S. Hoffman*
Deborah C. Jackson**
Hassell H. McClellan**
Gregory A. Russo***
Warren A. Thomson†
* Member of the Audit Committee
** Member of the Compliance Committee
*** Member of the Contracts, Legal & Risk Committee
† Non-Independent Trustee

Officers
Andrew G. Arnott, President
John J. Danello, Sr. Vice President, Secretary, and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment Advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTLA 12/14
2/15

1115018: 0215

American Funds Insurance Series®

Annual report for the year ended December 31, 2014

American Funds Insurance Series, from Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Special feature

Options for every investor

Contents

Letter to investors

Fund reviews

Investment portfolios

Global Growth FundSM

Global Small Capitalization FundSM

Growth FundSM

International FundSM

New World Fund®

Blue Chip Income and Growth FundSM

Global Growth and Income FundSM

Growth-Income FundSM

International Growth and Income FundSM

Capital Income Builder®

Asset Allocation FundSM

Global Balanced FundSM

Bond FundSM

Global Bond FundSM

High-Income Bond FundSM

Mortgage FundSM

U.S. Government/AAA-Rated Securities FundSM

Cash Management FundSM

Managed Risk Growth FundSM

Managed Risk International FundSM

Managed Risk Blue Chip Income and Growth FundSM

Managed Risk Growth-Income FundSM

Managed Risk Asset Allocation FundSM

Financial statements

Fellow investors:

Boosted by a steadily improving economy, strong corporate earnings, an accommodative monetary policy and declining unemployment, U.S. stocks achieved record highs in 2014. In other markets, Japanese stocks delivered solid gains after falling early in the year, reflecting the level of enthusiasm for Prime Minister Shinzo Abe’s economic stimulus measures, though the weak yen meant a negative return for U.S.-based investors. Chinese stocks rose sharply in the second half despite concerns about slowing economic growth.

The picture was not as bright in Europe, as several major markets, including Germany, France and the United Kingdom, lost ground over the 12 months ended December 31. Emerging markets also suffered amid concerns about the end of U.S. quantitative easing, rising geopolitical risk in Russia and sluggish demand for commodities.

There were more losers than winners in the MSCI ACWI (All Country World Index) in 2014. Israel (+22.77%) was the strongest developed market and the only one apart from the U.S. (+12.69%) to achieve a double-digit gain. Among developing markets, the highest individual country returns came from Egypt (+29.33%), Indonesia (+26.59%) and the Philippines (+25.59%). Conversely, the weakest markets were Russia (–46.27%) and Greece (–39.96%), which finally emerged from recession only to be hit by new fears about its ability to pay bond debts and a potential exit from the euro zone. Portugal, another debt-ravaged country that precipitated the euro-zone crisis, declined 38.24%. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Investment-grade bond markets rallied from declines in 2013 as investors turned to U.S. Treasuries for their relative value and safety amid mixed global growth and geopolitical tensions. Barclays U.S. Aggregate Index gained 5.97%, while Barclays Global Aggregate Index rose 0.59%. The yield on the 10-year U.S. Treasury was 2.17% at December 31, down from 3.04% a year earlier. Higher yielding bonds did well in the first half of the year but struggled in the second half: The J.P. Morgan Emerging Markets Bond Index Global was up 5.53% at the close of 2014, while the Barclays U.S. Corporate High Yield 2% Issuer Capped Index advanced 2.46%.

American Funds Insurance Series

In currency markets, the U.S. dollar registered significant gains, rising against all major currencies and most minor ones. Among major currencies, the Japanese yen was the biggest loser (–12.3%), followed closely by the euro (–12.2%). The Swiss franc (–10.5%), Canadian dollar (–8.3%) and British pound (–5.9%) also lost ground vs. the dollar. Emerging markets currencies were weakest; the Ukrainian hryvnia plunged 47.9% and the Russian ruble fell 45.2%. The Chinese renminbi held up better, dipping just 2.4%. Currency returns are calculated by MSCI.

Not surprisingly, the U.S.-focused equity funds in American Funds Insurance Series had the best returns for the series in 2014. Larger companies tended to outpace smaller ones, a trend that was reflected in the results. All of the series’ bond funds ended the year ahead, while Cash Management Fund, which recorded a slight loss, continued to be hindered by low short-term interest rates.

Looking ahead

The U.S. economy continues to strengthen, and unemployment numbers are steadily improving; over the past year the jobless rate fell from 6.7% to 5.6%, the lowest level since mid-2008. Central banks around the world have pledged to maintain low interest rates, which have been a key contributing factor in the rise of stock prices.

Europe may see some short-term turmoil over growth concerns and the situation in Greece, but the European Central Bank’s plans to initiate bond purchases as part of its quantitative easing program may help the euro zone as a whole. Emerging markets countries will likely feel the impact of falling oil and commodity prices, which hurts exporters and helps importers. In aggregate, consumers around the world will benefit from the lower energy prices.

Of course, it is always difficult to predict what markets will do, particularly in the near term, so we invest with a long-term horizon, which we believe gives us a competitive advantage and also aligns perfectly with the long-term nature of retirement assets. We have a comprehensive network of investment analysts who scour the globe for attractive investment opportunities. In 2014, we opened a research office in Brazil, the world’s fifth-largest country by population and size. Some might wonder why we would open an office in a country whose stock market has declined 43.57% since 2010. We believe now is a wonderful time to look for opportunities to invest in well-managed companies in that region at attractive prices, and a local presence may provide an advantage.

The outlook for the U.S. market remains bright, but after nearly six years of gains, it’s reasonable to expect that U.S. returns will moderate at some point. We are confident that our time-tested investment approach will continue to help investors reach their financial goals no matter which way the market turns in the short term.

Thank you for entrusting your retirement assets to us. We look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro
President

February 6, 2015

American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 2 shares (Class P2 shares for managed risk funds). Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series’ investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through December 31, 2014. For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets and is currently reimbursing a portion of other expenses so that they will not exceed 0.28%. The waivers and reimbursements will be in effect through at least May 1, 2015, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights table in this report for details.

Although Capital Income Builder has a plan of distribution for Class 2 shares and Global Balanced Fund has a plan of distribution and an insurance administrative plan for Class 4 shares, fees for distribution and/or insurance administrative services are not paid on amounts invested in the funds by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund results would have been lower and expenses would have been higher. See the “Plans of distribution” and the “Fund expenses” sections of the prospectus for information on the fees for distribution and/or insurance administrative services, respectively, permitted to be charged by the funds.

Individual funds are listed in this report according to their risk potential, with managed risk funds listed last.

American Funds Insurance Series

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund gained 2.31% for the 12 months ended December 31, 2014, compared with a 4.16% increase for the MSCI ACWI (All Country World Index).*

The growing U.S. economy lifted domestic stocks in 2014, while international stocks faltered as persistent economic woes in Europe heightened fears of another recession and falling oil prices hurt oil-producing countries.

Stocks in the health care sector, the fund’s largest at year-end, accounted for most of the fund’s gain, with two U.S. biotechnology companies the primary contributors: Vertex Pharmaceuticals, which develops drugs to treat cystic fibrosis and other serious diseases, and Regeneron Pharmaceuticals, a leader in human antibody technologies. Danish company Novo Nordisk, which focuses on the treatment of diabetes, was also one of the top five contributors. All three were among the fund’s 10 largest holdings at year-end.

While holdings in the information technology sector were additive, results trailed those of the index. The fund benefited on a relative basis from low exposure to the struggling energy and materials sectors.

Results in the consumer discretionary sector, the third-largest at year-end, had the most negative impact, in large part due to poor showings from online retailers Amazon and U.K.-based ASOS. Financials and telecommunication services were also weak.

Despite five years of significant gains for global stock markets and considerable economic and political uncertainty in various countries, the fund’s portfolio managers continue to find attractive investment opportunities outside the U.S. They remain positive on the outlook for the Japanese economy, given the determination of Prime Minister Abe to drive economic growth, and continue to find selective value in European shares.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin		Other regions
	United States	44.9%	Japan	7.2%	South Africa	.5%
	Canada	2.0	Taiwan	2.0
	Brazil	.1	India	1.9	Short-term securities & other
		47.0	Hong Kong	1.8	assets less liabilities	4.8
			China	1.4
	Europe		South Korea	1.0	Total	100.0%
	United Kingdom	8.1	Other	1.2
	Switzerland	4.9		16.5
	France	4.1
	Germany	3.4
	Denmark	3.3
	Spain	2.7
	Netherlands	2.5
	Other	2.2
		31.2

			Percent of net assets
Largest individual	Vertex Pharmaceuticals	3.61%	Regeneron Pharmaceuticals	2.32%
equity securities	Novo Nordisk	3.34	Home Depot	2.19
	Moody’s	2.84	Priceline Group	2.13
	Amazon	2.84	Taiwan Semiconductor Manufacturing	2.05
	ASML	2.46	Google	2.04

American Funds Insurance Series

Global Growth Fund

Average annual	For periods ended December 31, 2014
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since April 30, 1997)	ratio
	Class 1	2.52%	10.80%	8.87%	9.71%	.55%
	Class 2	2.31	10.52	8.60	9.44	.80
	Class 4	2.01	10.34	8.37	9.19	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund gained 2.12% for the 12 months ended December 31, 2014, beating its benchmark, the MSCI All Country World Small Cap Index, which rose 1.78%.*

The U.S. economy continues to improve as much of Europe is verging on recession and China struggles with economic and banking issues. There were some significant geopolitical events, including Russia invading Ukraine, resulting in economic sanctions. Late in the year, the price of oil substantially dipped.

The fund’s portfolio managers did a skilled job of identifying industries and stocks in the U.S. that could benefit the fund, but because the portfolio was underweight in the U.S. market, the position held back more gains. Health care stocks bolstered fund results, highlighted by bluebird bio, Synageva BioPharma and Illumina. Biotechnology stocks had a significant impact as increasing numbers of people benefit from innovation. Information technology holdings were additive to the fund, led by TriQuint Semiconductor and network security firm Palo Alto Networks.

Financials were the biggest drag on relative returns — primarily Ocwen Financial. Along with U.S.-based firms, companies based in India and Japan helped results, while companies headquartered in the U.K., Hong Kong and China detracted.

U.S. stocks have become more expensive, but stocks in sectors with real growth potential are still worth owning. The drop in oil prices has upended that industry around the world, likely creating much greater uncertainty in the economics of that business. There likely will be, however, some extraordinary investment opportunities — with volatility comes dislocation, and with dislocation comes opportunity.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin (continued)		Other regions
	United States	49.3%	South Korea	1.3%	South Africa	.1%
	Canada	1.6	Thailand	1.1
	Other	1.1	Other	3.0	Short-term securities & other
		52.0		25.3	assets less liabilities	6.5
	Asia/Pacific Basin		Europe
	China	5.8	United Kingdom	10.2	Total	100.0%
	Hong Kong	4.5	Germany	1.6
	Philippines	3.5	Ireland	1.3
	Japan	3.3	Other	3.0
	India	2.8		16.1

			Percent of net assets
Largest individual	Synageva BioPharma	2.96%	International Container Terminal Services	2.13%
equity securities	TriQuint Semiconductor	2.70	Palo Alto Networks	1.54
	bluebird bio	2.52	AAC Technologies Holdings	1.49
	Netflix	2.50	athenahealth	1.39
	Lions Gate Entertainment	2.19	InterOil	1.39

American Funds Insurance Series

Global Small Capitalization Fund

Average annual	For periods ended December 31, 2014
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since April 30, 1998)	ratio
	Class 1	2.36%	9.19%	8.32%	9.92%	.74%
	Class 2	2.12	8.91	8.05	9.65	.99
	Class 4	1.88	8.67	7.79	9.38	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 8.51% for the 12 months ended December 31, 2014. The S&P 500 rose 13.66%.

U.S. stocks recorded a succession of record highs in 2014, with the fourth quarter marking the eighth consecutive quarterly gain for the S&P 500. All industry sectors rose during the year, with the exception of energy, where stocks were hurt by the dramatic slump in oil prices.

Stocks in the health care, information technology (IT) and financials sectors were the main contributors to the fund’s gain on an absolute basis. Health care was particularly strong, with four U.S. companies in the sector among the top five contributors to relative returns. In IT, the standout was U.S./Singaporean semiconductor firm Avago Technologies.

The fund trailed the index in several sectors, including energy, consumer discretionary and consumer staples, which together accounted for most of the return difference. Two energy companies were among the top five detractors to relative returns, though the biggest drag was online retailer Amazon, the fund’s largest holding at year-end.

Overall, holdings outside the U.S. hindered fund returns. Canada, France, the U.K. and Japan were weakest on a relative basis. The fund’s cash holdings also detracted.

With oil prices at lows not seen in years, the fund’s portfolio managers will look for industries and companies that stand to benefit from lower energy costs in addition to those most likely to profit from consumers’ increased spending power. Attractive valuations among energy stocks could present promising investment opportunities.

				Percent of net assets
Largest individual	Amazon	3.61%	Microsoft	2.37%
equity securities	Home Depot	2.91	Google	2.17
	Wells Fargo	2.59	Express Scripts	1.74
	ASML	2.48	Incyte	1.72
	Comcast	2.43	Berkshire Hathaway	1.62

American Funds Insurance Series

Growth Fund

Average annual	For periods ended December 31, 2014
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	8.78%	13.87%	8.10%	12.64%	.35%
	Class 2	8.51	13.58	7.83	12.34	.60
	Class 3	8.58	13.67	7.91	12.44	.53
	Class 4	8.25	13.34	7.58	12.09	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund lost 2.65% for the 12 months ended December 31, 2014. The fund’s benchmark, the MSCI ACWI (All Country World Index) ex USA, lost 3.87%.*

The U.S. is an important driver of the global economy and indications are that its economy is prospering. Europe has negative growth, its financial system is strained and financial stocks are in a tailspin. The European Central Bank ultimately may have to provide more support. The main event to watch in Japan is whether Prime Minister Abe comes through with promised reforms. China is slowing down, but the government is indicating it will do what it can to prevent a major slowdown.

The fund benefited from careful stock and sector selection in most regions, which helped mitigate the impact of the news. The largest sector by concentration was financials, and results were mixed — positive for India-based Axis Bank and negative for Russia-based Sberbank. SoftBank hurt fund results, as did other Japan-based holdings. Novartis led the way for health care holdings, while Pharmstandard and Grifols lagged. Consumer discretionary stocks were a drag, primarily Sands China. Investments in countries that benefit from low oil prices, such as India, were additive.

The U.S., after the end of quantitative easing, needs consumers to increase their spending and power the economy. The oil price decline should help consumers’ discretionary spending. The question is whether that’s enough to keep the world economy afloat.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		Other regions
	Germany	10.5%	Hong Kong	10.0%	Other	1.4%
	United Kingdom	10.2	India	8.6
	France	8.9	Japan	7.8	Short-term securities & other
	Switzerland	8.4	China	5.9	assets less liabilities	6.7
	Netherlands	2.9	South Korea	3.2
	Spain	1.7	Indonesia	1.0	Total	100.0%
	Ireland	1.7	Other	2.2
	Sweden	1.4		38.7
	Italy	1.3
	Other	3.9	The Americas
		50.9	United States	1.1
			Other	1.2
				2.3

				Percent of net assets
Largest individual	Novartis	4.34%	Samsung Electronics	2.15%
equity securities	Bayer	3.22	Power Grid Corp. of India	1.93
	AIA Group	2.48	Barclays	1.82
	Baidu	2.33	Nestlé	1.75
	Axis Bank	2.33	SoftBank	1.68

American Funds Insurance Series

International Fund

Average annual	For periods ended December 31, 2014
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since May 1, 1990)	ratio
	Class 1	–2.41%	5.45%	6.61%	8.43%	.54%
	Class 2	–2.65	5.19	6.35	8.15	.79
	Class 3	–2.56	5.26	6.42	8.23	.72
	Class 4	–2.88	4.97	6.10	7.89	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

New World Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund lost 7.87% for the 12 months ended December 31, 2014. Its benchmark indexes, the MSCI ACWI (All Country World Index) and the MSCI Emerging Markets Index, gained 4.16% and lost 2.19%,* respectively.

At the beginning of 2014, the investor consensus was for stronger global economic growth; however, the results were extremely disappointing. European economic growth has been weak — the region is potentially heading for deflation — and Greece may leave the euro zone. Japan has had much more muted growth than was expected, and China’s economy stumbled.

There was a selloff in commodities, and the oil price decline hurt some emerging markets — including Brazil and Russia — while large importers of oil such as the U.S. and India did better. The fund did not have huge exposure to oil, but had significant exposure to Russia, which hurt results. Information technology holdings were mixed — Baidu benefited the fund the most, while Mail.ru Group was the biggest detractor.

While stimulus measures in Europe are a positive for some risk assets, they may not achieve the desired result of pulling those economies out of recession. If the Federal Reserve raises rates, it could be a challenge for some emerging markets. The portfolio managers don’t expect strong economic growth — that’s part of the reason commodities are selling off — and are more cautious than in recent years. They are therefore looking for companies that can do well notwithstanding the current economic environment.

					Percent of net assets
Country diversification	Asia/Pacific Basin		The Americas (continued)		Other regions
	India	12.7%	Canada	1.3%	South Africa	2.4%
	Japan	5.1	Other	1.9	Other	1.0
	China	5.1		25.8		3.4
	Philippines	2.2
	Hong Kong	2.1	Europe		Short-term securities & other
	Taiwan	1.4	France	4.8	assets less liabilities	16.8
	Australia	1.2	United Kingdom	3.9
	Other	1.7	Switzerland	3.5	Total	100.0%
		31.5	Russian Federation	2.0
			Denmark	1.7
	The Americas		Sweden	1.1
	United States	16.9	Greece	1.1
	Mexico	3.8	Other	4.4
	Brazil	1.9		22.5

			Percent of net assets
Largest individual	Alcatel-Lucent	2.26%	Naspers	1.54%
equity securities	Novo Nordisk	1.70	Google	1.53
	Reliance Industries	1.66	Domino’s Pizza	1.52
	ICICI Bank	1.65	Novartis	1.48
	Baidu	1.63	Taiwan Semiconductor Manufacturing	1.38

American Funds Insurance Series

New World Fund

Average annual	For periods ended December 31, 2014
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since June 17, 1999)	ratio
	Class 1	–7.63%	4.43%	8.67%	8.58%	.78%
	Class 2	–7.87	4.16	8.39	8.31	1.03
	Class 4	–8.13	3.93	8.13	8.04	1.28

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund rose 15.36% for the 12 months ended December 31, 2014, outpacing its benchmark index, the S&P 500, which gained 13.66%.

The U.S. economy improved and the Federal Reserve ended its quantitative easing program. But other economies, including Europe, China and many emerging markets, deteriorated and the price of oil collapsed late in the year.

The fund held an “aggressively defensive” posture, with large positions relative to the index in health care and utilities contributing positively. In health care, the fund’s substantial position in Amgen proved particularly helpful. Gilead Sciences also impressed, boosted by robust sales of its hepatitis C drugs. Among utilities, Exelon advanced as regulatory developments and the polar vortex caused the market to reassess the value of its nuclear power plants. In industrials, General Dynamics was a standout contributor as its Gulfstream business jet division continued to grow rapidly. Ongoing regulatory pressure led the fund to take a more cautious view toward financials, and this detracted from results.

The U.S. economy has been improving, and this will continue to support profits for U.S.-oriented companies. Economic and earnings trends have been weak outside the U.S. The Fed has made it clear it will raise rates if U.S. economic strength continues, which may lead to further relative strength in the dollar. If so, this may continue to favor domestically oriented U.S. companies.

				Percent of net assets
Largest individual	Amgen	5.90%	Philip Morris International	2.80%
equity securities	Verizon Communications	4.82	CenturyLink	2.67
	Gilead Sciences	4.14	Apple	2.49
	Altria Group	3.15	Johnson Controls	2.36
	Exelon	3.02	Precision Castparts	2.34

American Funds Insurance Series

Blue Chip Income and Growth Fund

Average annual	For periods ended December 31, 2014
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since July 5, 2001)	ratio
	Class 1	15.69%	14.52%	7.61%	6.00%	.42%
	Class 2	15.36	14.23	7.34	5.73	.67
	Class 4	15.13	14.08	7.13	5.51	.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through December 31, 2014. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund climbed 5.64% for the 12 months ended December 31, 2014, outpacing the MSCI ACWI (All Country World Index), which rose 4.16%.*

A strengthening U.S. economy lifted domestic stocks in 2014, while international stocks faltered as persistent economic woes in Europe heightened fears of another recession and falling oil prices hurt oil-producing countries.

The fund bested the index in seven of the 10 industry sectors, with holdings in industrials, health care and information technology adding the most value on an absolute basis. Three of the fund’s 10 largest holdings at year-end were among the primary contributors to relative returns, including Merck and United Continental. The fund was also helped on a relative basis by its limited exposure to the weak energy sector.

While recording modest gains on an absolute basis from financial and consumer discretionary companies, these sectors detracted most from relative returns. The fund’s weakest sector on an absolute basis was materials, but limited exposure helped mitigate the relative impact.

On a country basis, U.S. equities contributed most to the fund’s absolute result, followed by Taiwan and India. Holdings in Japan, France and Germany weighed on fund returns.

With global economic growth expected to accelerate in 2015, the fund’s portfolio managers remain optimistic about the availability of promising long-term investment opportunities.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin		Other regions
	United States	46.6%	Japan	5.2%	South Africa	1.3%
	Canada	3.6	Taiwan	3.2
	Other	.6	India	2.5	Short-term securities & other
		50.8	Hong Kong	2.3	assets less liabilities	4.2
			Philippines	1.2
	Europe		China	1.2	Total	100.0%
	United Kingdom	7.8	Australia	1.2
	France	6.6	Other	1.0
	Switzerland	3.4		17.8
	Spain	2.9
	Germany	1.9
	Portugal	1.1
	Other	2.2
		25.9

				Percent of net assets
Largest individual	Merck	3.71%	United Continental	1.77%
equity securities	Taiwan Semiconductor Manufacturing	2.92	CME Group	1.72
	Microsoft	2.27	Novartis	1.70
	AXA	2.25	Potash Corp. of Saskatchewan	1.57
	Orange	1.78	Lockheed Martin	1.53

American Funds Insurance Series

Global Growth and Income Fund

Average annual	For periods ended December 31, 2014
total returns based on				Lifetime	Expense
a $1,000 investment		1 year	5 years	(since May 1, 2006)	ratio
	Class 1	6.00%	10.39%	6.24%	.63%
	Class 2	5.64	10.11	5.97	.88
	Class 4	5.41	9.89	5.74	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 10.63% for the 12 months ended December 31, 2014, while the S&P 500 rose 13.66%.

U.S. stocks recorded a succession of record highs in 2014, with the fourth quarter marking the eighth consecutive quarterly gain for the S&P 500. All industry sectors rose during the year, with energy the exception as stocks were battered by the dramatic slump in oil prices.

Select health care, information technology and industrials holdings were important drivers of positive returns. Four health care companies were among the fund’s top five contributors to relative returns, including the fund’s two largest holdings at year-end, U.S. biotechnology firms Amgen and Gilead Sciences. Holdings in the industrials sector also made a significant contribution to relative returns. All sectors except energy and materials gained on an absolute basis.

Aside from holdings in cash, the biggest drag on relative results came from select investments in the consumer discretionary sector. The weakest stocks on a relative basis were fifth-largest holding Amazon, which had a run of strong returns in the previous few years, and General Motors.

Looking ahead, the portfolio managers are optimistic about prospects for U.S. companies as the economy continues to grow. Central banks around the world are committed to maintaining low interest rates, which should help the environment for growth.

				Percent of net assets
Largest individual	Amgen	3.36%	Oracle	1.83%
equity securities	Gilead Sciences	2.88	Philip Morris International	1.49
	Texas Instruments	2.57	Microsoft	1.48
	Google	2.47	Celanese	1.40
	Amazon	2.32	Home Depot	1.32

American Funds Insurance Series

Growth-Income Fund

Average annual	For periods ended December 31, 2014
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	10.91%	13.96%	7.35%	11.42%	.29%
	Class 2	10.63	13.67	7.09	11.12	.54
	Class 3	10.71	13.75	7.16	11.22	.47
	Class 4	10.34	13.42	6.83	10.87	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund declined 3.15% for the 12 months ended December 31, 2014, but finished slightly ahead of the MSCI ACWI (All Country World Index) ex USA, which lost 3.87%.*

International stocks faltered toward the end of the year as persistent economic woes in Europe heightened fears of another recession, while the dramatic drop in oil prices and lower demand for raw materials hurt companies in the energy and materials sectors.

The fund’s best results on both an absolute and relative basis came from holdings in the health care and utilities sectors. Portuguese electricity provider EDP added the most relative value, while India’s Glenmark Pharmaceuticals and Switzerland’s Novartis, the largest holding at year-end, were also among the primary contributors to results. A low exposure to the troubled energy sector also helped the fund on a relative basis.

Holdings in consumer discretionary, information technology and telecommunication services detracted most from relative results. Lower-than-index weightings in the struggling materials and financials sectors helped reduce the relative impact of the fund’s decline in each area.

On a country basis, holdings in Hong Kong, India and the United Kingdom were strongest on a relative basis, while China, Australia and Russia were weakest.

The fund’s portfolio managers are optimistic for international markets in 2015, despite deflation worries and geopolitical uncertainties. The continuing recovery of the U.S. economy, the strong U.S. dollar and lower energy prices should boost consumers and exporters in Europe, Japan and many emerging markets. The European market looks particularly attractive given its very low relative valuations and weak currency.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		The Americas
	United Kingdom	25.9%	Hong Kong	6.9%	United States	3.7%
	Switzerland	6.0	Japan	3.8	Canada	2.3
	Germany	4.8	India	3.2	Other	1.2
	Sweden	4.1	Australia	2.5		7.2
	Spain	3.7	Thailand	2.3
	Finland	3.6	China	1.7	Short-term securities & other
	France	3.4	Indonesia	1.4	assets less liabilities	8.8
	Portugal	3.3	Other	2.0
	Ireland	2.1		23.8	Total	100.0%
	Other	3.3
		60.2

				Percent of net assets
Largest individual	Novartis	3.59%	H&M	1.89%
equity securities	EDP - Energias de Portugal	3.12	Fortum	1.86
	Philip Morris International	2.81	British American Tobacco	1.58
	SSE	2.63	Aviva	1.55
	Prudential	2.39	easyJet	1.49

American Funds Insurance Series

International Growth and Income Fund

Average annual	For periods ended December 31, 2014
total returns based on				Lifetime	Expense
a $1,000 investment		1 year	5 years	(since November 18, 2008)	ratio
	Class 1	–2.93%	5.85%	12.34%	.68%
	Class 2	–3.15	5.57	12.06	.93
	Class 4	–3.39	5.39	11.85	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Capital Income Builder

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, the newest fund in the American Funds Insurance Series lineup, was introduced on May 1. The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally, and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.

From its inception through December 31, Capital Income Builder rose 0.12%, which included reinvested dividends totaling 19.0 cents a share and a capital gain of 1.3 cents a share. The S&P 500 advanced 10.85% over the same period, the MSCI ACWI (All Country World Index) ex USA declined 5.86%,* and the Lipper Global Equity Income Funds Average, a measure of similar funds, lost 1.13%.

At year-end, the fund’s four portfolio managers had invested 81.3% of fund assets in stocks and 18.7% in investment-grade U.S. bonds (rated BBB/Baa and above) and cash. Within equities, 43.5% were invested in the U.S. and 56.5% outside the U.S. The fund’s equity holdings in aggregate lagged as returns outside the U.S. were considerably lower than returns in the U.S., which were helped by the strong dollar.

The relatively stable consumer staples and health care sectors represented 15.9% and 12.9% of the equity portfolio, respectively. The more volatile energy and financials sectors were held at lower weights than the index, at 8.2% and 14.0%, respectively, reflecting concerns around weak oil prices and their potential effects on lenders.

The portfolio managers continue to invest in companies dedicated to paying out dividends and growing those dividends over time to meet the fund’s current income and growth-of-income objectives.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	51.2%	Italy	1.1%	South Africa	.2%
	Canada	1.6	Other	2.1
		52.8		32.9	Short-term securities & other
					assets less liabilities	3.2
	Europe		Asia/Pacific Basin
	United Kingdom	14.7	Hong Kong	4.9	Total	100.0%
	Switzerland	4.9	Australia	1.6
	Sweden	3.3	Japan	1.5
	Germany	2.9	Singapore	1.1
	Finland	2.5	Other	1.8
	France	1.4		10.9

American Funds Insurance Series

Capital Income Builder

Cumulative	For period ended December 31, 2014
returns based on		Lifetime	Expense
a $1,000 investment		(since May 1, 2014)	ratio†
	Class 1	0.12%	.53%
	Class 2	0.12	.78
	Class 4	–0.21	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Although the fund has a plan of distribution for Class 2 shares, fees for distribution services are not paid on amounts invested in the fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund results would have been lower and expenses would have been higher. See the “Plans of distribution” section of the prospectus for information on the fees for distribution services, permitted to be charged by the fund.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

†Based on estimated amounts for the current fiscal year.

American Funds Insurance Series

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 5.40% for the 12 months ended December 31, 2014. The S&P 500, the benchmark for the fund’s equity holdings, gained 13.66% over the same period, while the Barclays U.S. Aggregate Index, which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 5.97%. A blend of the two indexes, the 60/40 S&P/Barclays Index, advanced 10.60%.*

U.S. stocks recorded a succession of record highs in 2014. All industry sectors rose with the exception of energy, where stocks were hurt by the dramatic slump in oil prices. Bonds advanced as investors moved to U.S. Treasuries amid mixed global growth and geopolitical tensions.

The fund had gains close to or in double digits in several sectors, including utilities, information technology and health care, but trailed the index in each on a relative basis because of a low weighting or disappointing results from select holdings. Not surprisingly, the fund’s weakest sector was energy, which included two of the top five detractors to relative returns. The fund’s slightly larger cash position, which reflects the portfolio managers’ cautious approach after several years of rising markets, also hampered results.

The fund’s fixed-income holdings slightly lagged the index. High-yield corporate bonds detracted from fund results as investors sought the safety of Treasuries and investment-grade corporate securities.

The fund’s portfolio managers trimmed stock holdings slightly, ending the year with 67.5% of assets in equities, down from 69.4% a year ago.

				Percent of net assets
Largest individual	Microsoft	3.76%	ACE	1.72%
equity securities	Comcast	2.35	JPMorgan Chase	1.69
	Lockheed Martin	2.32	Home Depot	1.44
	Merck	2.05	ASML Holding	1.33
	Amazon	1.88	Boeing	1.27

American Funds Insurance Series

Asset Allocation Fund

Average annual	For periods ended December 31, 2014
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since August 1,1989)	ratio
	Class 1	5.66%	11.81%	7.51%	8.64%	.30%
	Class 2	5.40	11.54	7.24	8.36	.55
	Class 3	5.47	11.62	7.32	8.45	.48
	Class 4	5.16	11.35	7.02	8.12	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The 60/40 S&P/Barclays Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

American Funds Insurance Series

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund rose 1.63% for the 12 months ended December 31, 2014. The MSCI ACWI (All Country World Index), which measures global stocks, gained 4.16%,* while the Barclays Global Aggregate Index, a measure of investment-grade bonds, was up 0.59%. The 60/40 MSCI/Barclays Index increased 2.78%.*

The U.S. is recovering, employment is rising, the U.S. dollar is strong and inflation is low. It was a challenging year for the global investor, however, with worries about Europe’s negative growth and risk of deflation. Other regions are hurting, making the landscape a challenge for U.S. multinationals and their foreign earnings.

The fund’s lower concentration and careful stock selection among energy holdings helped results. Strong returns in information technology, led by Microsoft and ASML, benefited the fund. Weakness in the financials sector created a drag, punctuated by ORIX and Deutsche Bank, although Hong Kong–based Link Real Estate Investment Trust offset some losses. Global fixed-income returns in U.S. dollars were poor. Even though the fund had solid nominal returns, once currency was factored in, overall results suffered.

There are questions about the sustainability of U.S. growth given struggles around the world. An increase in rates by the Federal Reserve could be a problem for many countries in emerging markets. The European Central Bank has taken decisive action with its stimulus plan, which may help to resolve the economic uncertainty in Europe and brighten prospects for many of the fund’s European-based holdings.

		Percent of net assets
Five largest sectors	Industrials	10.4%
in common stock	Financials	9.8
holdings	Consumer staples	8.5
	Information technology	8.1
	Health care	6.4

					Percent of net assets
Currency					Short-term
diversification				Forward	securities &
		Equity	Bonds &	currency	other assets
		securities	notes	contracts	less liabilities	Total
	U.S. dollars	28.8%	17.3%	1.2%	8.4%	55.7%
	Euros	14.5	5.6	.6	—	20.7
	British pounds	6.0	2.0	(.8)	—	7.2
	Japanese yen	2.7	.9	1.0	—	4.6
	Swiss francs	3.0	—	—	—	3.0
	Hong Kong dollars	2.6	—	—	—	2.6
	Mexican pesos	—	1.5	(.2)	—	1.3
	Australian dollars	.7	.2	—	—	.9
	Swedish kroner	.9	.4	(.4)	—	.9
	New Taiwan dollar	.6	—	—	—	.6
	Other currencies	1.4	2.5	(1.4)	—	2.5
						100.0%

	Percent of net assets				Percent of net assets
Largest individual	ASML	2.38%	Largest fixed-income	U.S. Treasury	6.96%
equity securities	Microsoft	2.22	holdings (by issuer)	Fannie Mae	2.93
	Merck	2.08		United Kingdom Government	1.98
	Nestlé	1.37		United Mexican States Government	1.50
	Comcast	1.34		German Government	1.19

American Funds Insurance Series

Global Balanced Fund

Average annual	For periods ended December 31, 2014
total returns based on			Lifetime	Expense
a $1,000 investment		1 year	(since May 2, 2011)	ratio
	Class 1	1.87%	5.45%	.71%
	Class 2	1.63	5.19	.96
	Class 4	1.88	5.18	1.21 †

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Although the fund has plans of distribution and insurance administrative plans for Class 4 shares, fees for distribution and/or insurance administrative services are not paid on amounts invested in the fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund results would have been lower and expenses would have been higher. See the “Plans of distribution” and the “Fund expenses” sections of the prospectus for information on the fees for distribution and/or insurance administrative services, respectively, permitted to be charged by the fund.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. The 60/40 MSCI/Barclays Index blends the MSCI ACWI (All Country World Index) with the Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

†Based on estimated amounts for the current fiscal year.

American Funds Insurance Series

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund increased 5.28% for the 12 months ended December 31, 2014. Its benchmark, the Barclays U.S. Aggregate Index, gained 5.97%.

The U.S. economy is further along in its expansion. Debt servicing costs continue to be low so companies can refinance their debt more cheaply, and mergers-and-acquisitions activity was robust. Continuing low interest rates were not a surprise to the fund’s portfolio managers.

The fund’s exposure to corporate bonds stayed low because valuations are expensive given investors’ search for yield. The allocation to high-yield bonds is also near a historic low, and this area suffered a rough fourth quarter — most of it related to energy. Credit did well, so the best position was to own high-quality corporate bonds and long-duration assets. The fund was not positioned overly short on duration; however, holding bonds of longer duration and more corporate bonds would have benefited the fund. The fund decreased its exposure to mortgage-backed securities as the Federal Reserve’s removal from that market weakened them.

The view of the portfolio managers is that the Fed is likely to raise rates in June, but the global economy might not be ready for rates to rise that soon. Financial conditions may tighten, resulting in an emerging markets scare as liquidity is removed from the system. If rates do rise, however, the fund’s portfolio managers anticipate attractive buying opportunities.

				Percent of net assets
Largest holdings	U.S. Treasury	37.80%	Verizon Communications	.68%
(by issuer)	Fannie Mae	15.57	Morgan Stanley	.64
	Government National Mortgage Assn.	1.67	State of California General Obligation Bonds	.54
	Freddie Mac	1.58	Slovenian Government	.52
	Spanish Government	.96	Medtronic	.51

American Funds Insurance Series

Bond Fund

Average annual	For periods ended December 31, 2014
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since January 2, 1996)	ratio
	Class 1	5.59%	4.43%	3.72%	5.10%	.39%
	Class 2	5.28	4.16	3.46	4.83	.64
	Class 4	5.15	3.95	3.22	4.58	.89

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund gained 1.39% for the 12 months ended December 31, 2014, while the Barclays Global Aggregate Index rose 0.59%.

Government bond yields in Europe rallied in 2014, with 10-year German bund yields starting the year at around 1.95% and finishing close to 0.50%. The 10-year U.S. Treasury yield declined from 3.04% to 2.17%, while in Japan the yield on the 10-year government bond dropped from around 0.70% to 0.30%.

This was a strong performance for bonds given the low starting point for yields. The falling yields in Europe helped lower government financing costs, a welcome relief for the more indebted countries.

The U.S. dollar strengthened in reaction to the prospect of Federal Reserve tightening. The U.S. economy improved as well, with employment slowly accelerating and investment spending recovering over the year. The Fed concluded its bond-buying program in the fall, and addressed the prospect of raising the federal funds rate during the summer of 2015. The Japanese and European economies remained weak. The Bank of Japan increased its quantitative easing in the fourth quarter, triggering a rapid decline of the yen.

The fund’s results benefited from the falling euro and yen throughout the year. While weakness in some emerging markets economies hurt results, the fund maintained a relatively low exposure. The fund was helped by its holdings in European sovereign credits, which tightened relative to German bunds.

With the U.S. dollar growing stronger and yields rising in many emerging markets, the fund’s portfolio managers may take advantage of increased opportunities to buy bonds around the world with attractive return profiles.

			Percent of net assets
Currency weighting (after hedging) by country		Non-U.S. government bonds by country

United States[1]	58.2%	EMU[2]:
EMU[2]	20.0	Spain	5.5%
Japan	10.2	Ireland	4.3
United Kingdom	3.9	Portugal	2.5
India	1.8	Belgium	1.1
Poland	1.8	Germany	1.1
Mexico	1.7	Other	3.7	18.2%
Israel	.5	United Kingdom		5.1
Colombia	.4	Mexico		3.3
Canada	.3	Hungary		3.1
Norway	.3	Japan		2.5
Indonesia	.2	India		1.8
Hungary	.2	Poland		1.8
Malaysia	.1	Norway		1.4
Turkey	.1	Colombia		1.1
Sweden	.1	Other		4.1
Brazil	.1	Total		42.4%
Australia	.1
Total	100.0%

				Percent of net assets
Largest holdings	U.S. Treasury	22.47%	United Mexican States Government	3.34%
(by issuer)	Spanish Government	5.47	Hungarian Government	3.10
	Fannie Mae	5.31	Japanese Government	2.53
	United Kingdom Government	5.09	Portuguese Government	2.49
	Irish Government	4.30	Indian Government	1.83

American Funds Insurance Series

Global Bond Fund

Average annual	For periods ended December 31, 2014
total returns based on				Lifetime	Expense
a $1,000 investment		1 year	5 years	(since October 4, 2006)	ratio
	Class 1	1.71%	3.16%	5.00%	.57%
	Class 2	1.39	2.90	4.74 [3]	.82
	Class 4	1.16	2.73	4.53	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Includes U.S. dollar-denominated debt of other countries, totaling 8.4%.
[2]	European Monetary Union consists of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated debt includes corporate and European government debt.
[3]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

American Funds Insurance Series

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 0.63% for the 12 months ended December 31, 2014. The fund’s benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, increased 2.46%.

The fundamental backdrop was favorable. Low interest rates and inexpensive financing continued to bolster buyer demand for higher yielding investments. While there was a lot of new supply, the bulk of issuance was refinancing. The first half of the year was very strong and the second half very weak, resulting in low aggregate high-yield returns.

Weak oil prices hindered a number of energy companies, particularly in the fourth quarter. Oil, gas & consumable fuels and energy equipment & services were a benefit however, because of the fund’s underweight position, while an underweight position in independent power & renewables hurt. Issuer selection in non-U.S. high-yield and investment-grade bonds (rated BBB/Baa and above) detracted on a relative basis. Investments in emerging markets and commodity exporters also weighed on fund results.

Modest growth combined with ample liquidity to facilitate refinancing of balance sheets and financing of capital plans will likely continue. While a slow-growth, low-rate environment is best for high yield, growth may strengthen and interest rates may tick up. The fund’s portfolio managers think overall valuations are attractive, but expect to see continued stress in the energy sector from companies dependent on the oil price. Despite weakness in energy, however, the landscape for refinancing should be strong.

				Percent of net assets
Largest holdings	T-Mobile US	2.90%	Reynolds Group	1.89%
(by issuer)	Sprint Nextel	2.42	First Quantum Minerals	1.63
	inVentiv Health	2.32	FMG Resources	1.54
	Kinetic Concepts	2.13	Freescale Semiconductor	1.51
	First Data	2.00	Numericable Group	1.43

American Funds Insurance Series

High-Income Bond Fund

Average annual	For periods ended December 31, 2014
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	0.80%	7.67%	5.91%	9.21%	.48%
	Class 2	0.63	7.42	5.66	8.87	.73
	Class 3	0.59	7.47	5.72	9.01	.66
	Class 4	0.35	7.24	5.44	8.68	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 5.23% for the 12 months ended December 31, 2014, while the Barclays U.S. Mortgage-Backed Securities Index rose 6.08%.

Agency mortgage-backed securities delivered a total return of 6.15%, about 0.40% better than a duration-equivalent Treasury portfolio.

Yields on agency mortgage-backed securities and 10-year U.S. Treasuries declined notably over the year as the yield curve flattened significantly. Five-year Treasury yields decreased 10 basis points while 30-year yields decreased 81 basis points.

The fund lagged the index largely due to a core weighting in Treasury Inflation-Protected Securities (TIPS) and an overweight to the five-year portion of the yield curve.

Looking ahead, the portfolio managers are mindful that a further decline in long-term interest rates could trigger a refinancing wave among homeowners. This may provide an opportunity to add to the fund’s mortgage pass-through investments and agency mortgage-backed securities at more attractive valuations.

While higher short-term interest rates are anticipated in the latter part of 2015, the magnitude of the change is likely to be quite modest due to a fragile global macroeconomic backdrop and very limited inflationary pressures. Investors are protected against any inflationary surprise by the fund’s significant investment in TIPS.

			Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Fannie Mae	19.1%
obligations	Ginnie Mae	18.8
	Freddie Mac	2.9	40.8%
	Other		13.2
	Total		54.0%

American Funds Insurance Series

Mortgage Fund

Average annual	For periods ended December 31, 2014
total returns based on			Lifetime	Expense
a $1,000 investment		1 year	(since May 2, 2011)	ratio
	Class 1	5.54%	3.10%	.45%
	Class 2	5.23	2.84	.70
	Class 4	4.98	2.72	.95

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 5.01% for the 12 months ended December 31, 2014, slightly behind the Barclays U.S. Government/Mortgage-Backed Securities Index, which rose 5.41%.

The Federal Reserve ended its purchase program of U.S. Treasuries and agency mortgage-backed securities (MBS) in 2014. Interestingly, Treasury yields have fallen since the end of the purchase program. The Fed has indicated that it expects to begin raising short-term interest rates sometime in 2015.

During the year, the 10-year U.S. Treasury yield fell by just over 87 basis points and the yield curve flattened significantly (yields at the long end of the curve fell more than those at the short end). Treasury Inflation-Protected Securities (TIPS) also saw significant moves in 2014. During the last five months of the year, 10-year breakeven inflation (the market’s expectation for average inflation over the next decade) fell by 60 basis points.

Portfolio managers increased the fund’s nominal U.S. Treasury exposure by approximately 8% while reducing agency debenture and agency MBS exposure by approximately 4% and 3%, respectively. The fund maintained a meaningful weighting in TIPS, ranging from a low of 7% at the beginning of the year to almost 12% by December 31.

A relentlessly flattening yield curve and the more recent rapid drop in inflation expectations led to disappointing results for the fund relative to the index.

The portfolio managers have positioned the fund with the expectation that the Federal Reserve will be slower to raise rates than is currently priced into the market. They believe that less tightening in the U.S., coupled with aggressive expansionary monetary policy in Europe and Japan, will lead to a steepening of the yield curve and higher inflation expectations.

			Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Fannie Mae	11.1%
obligations	Ginnie Mae	5.5
	Freddie Mac	3.8	20.4%
	15-year pass-throughs		.7
	Other		2.4
	Total		23.5%

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Average annual	For periods ended December 31, 2014
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since December 2, 1985)	ratio
	Class 1	5.24%	3.61%	4.20%	6.30%	.35%
	Class 2	5.01	3.36	3.95	6.00	.60
	Class 3	5.11	3.43	4.02	6.11	.53
	Class 4	4.76	3.19	3.73	5.79	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

Cash Management Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. An investment in Cash Management Fund is not insured or guaranteed by the FDIC or any other government agency. It is important to remember that the fund is not managed to maintain a stable net asset value at $1.00 per share. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Cash Management Fund declined 0.54% for the 12 months ended December 31, 2014.

Short-term interest rates remained at historically low levels during the year. As a result, the fund’s expenses again exceeded its income.

Investors should expect this situation to continue until short-term rates begin to rise.

Average annual	For periods ended December 31, 2014
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	–0.27%	–0.21%	1.35%	3.82%	.34%
	Class 2	–0.54	–0.46	1.10	3.53	.59
	Class 3	–0.45	–0.39	1.17	3.63	.52
	Class 4	–0.44	–0.56	0.92	3.33	.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2015 (unaudited). See the Financial Highlights table in this report for details.

As of December 31, 2014, Cash Management Fund’s annualized seven-day SEC yield was –0.27% for Class 1 shares; –0.52% for Class 2 shares; –0.45% for Class 3 shares; and –0.77% for Class 4 shares. The fund’s yield more accurately reflects the fund’s current earnings than do the fund’s returns.

		Percent of net assets
Where the fund’s	Federal agency discount notes	48.7%
assets were	U.S. Treasury bills	33.3
invested as of	Commercial paper	16.8
December 31, 2014	U.S. Treasury bonds & notes	1.3
	Other assets less liabilities	(.1)
	Total	100.0%

American Funds Insurance Series

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth Fund gained 1.77% for the 12 months ended December 31, 2014, while the S&P 500 rose 13.66%.

Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series Growth Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts that reduce the fund’s effective exposure to stocks.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets over a prolonged period. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Average annual	For periods ended December 31, 2014
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	2.18%	10.18%	.97%	.81%
	Class P2	1.77	9.86	1.22	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated for the fund’s current fiscal year ending December 31, 2015. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses so that they will not exceed 0.28%. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2015, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk International Fund declined 5.68% for the 12 months ended December 31, 2014. The MSCI ACWI (All Country World Index) ex USA lost 3.87%.*

Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series International Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts that reduce the fund’s effective exposure to stocks.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets over a prolonged period. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund. Most of the fund’s losses came in a period during September and October characterized by markets that moved sharply in one direction followed by a sharp move in the opposite direction.

Average annual	For periods ended December 31, 2014
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	–5.31%	1.96%	1.14%	.98%
	Class P2	–5.68	1.67	1.39	1.23

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated for the fund’s current fiscal year ending December 31, 2015. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses so that they will not exceed 0.28%. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2015, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Blue Chip Income and Growth Fund gained 8.10% for the 12 months ended December 31, 2014. The S&P 500 advanced 13.66%.

Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series Blue Chip Income and Growth Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts that reduce the fund’s effective exposure to stocks.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets over a prolonged period. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Average annual	For periods ended December 31, 2014
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	8.58%	12.54%	1.03%	.87%
	Class P2	8.10	12.18	1.28	1.12

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated for the fund’s current fiscal year ending December 31, 2015. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses so that they will not exceed 0.28%. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2015, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth-Income Fund gained 4.42% for the 12 months ended December 31, 2014. The S&P 500 rose 13.66%.

Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series Growth-Income Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts that reduce the fund’s effective exposure to stocks.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets over a prolonged period. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Average annual	For periods ended December 31, 2014
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	4.85%	12.54%	.91%	.75%
	Class P2	4.42	12.19	1.16	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated for the fund’s current fiscal year ending December 31, 2015. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses so that they will not exceed 0.28%. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2015, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Asset Allocation Fund gained 2.91% for the 12 months ended December 31, 2014. Over the same period, the S&P 500, which measures U.S. stocks, rose 13.66%, while the Barclays U.S. Aggregate Index, a measure of U.S. investment-grade bonds (rated BBB/Baa and above), gained 5.97%. A blend of the two indexes, the 60/40 S&P/Barclays Index, was up 10.60%.*

Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts that reduce the fund’s effective exposure to stocks.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets over a prolonged period. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Average annual	For periods ended December 31, 2014
total returns based on			Lifetime	Gross expense	Expense
a $1,000 investment		1 year	(since September 28, 2012)	ratio	ratio
	Class P1	3.24%	10.89%	.82%	.76%
	Class P2	2.91	10.62	1.07	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated for the fund’s current fiscal year ending December 31, 2015. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses so that they will not exceed 0.28%. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2015, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*	The 60/40 S&P/Barclays Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Options for every investor

According to the British newspaper The Guardian, “everything good happened in 1984.” That assertion was based on the release of many movies now regarded as classics, including “Ghostbusters,” “The Terminator” and “Beverly Hills Cop.” Others might remember 1984 for the famous TV commercial that introduced Apple to the world.

But investors also have cause to celebrate 1984, because on February 8 of that year American Funds Insurance Series (AFIS) was launched. At its introduction, the series — which marked its 30th anniversary last year — offered just four funds. Assets at the end of 1984 totaled $38 million.

Today, AFIS is one of the nation’s largest variable insurance investment series with a full range of fund options, including managed risk funds, many of which are offered by some of the nation’s leading insurance companies. At December 31, 2014, the series’ assets stood at more than $116 billion.

A search for growth and income

For retirement investors, who need their savings to grow over time to help offset withdrawals and inflation, stock funds offer the potential for the highest returns. A drawback is that they can be volatile, so investors close to or in retirement often have a sizable allocation to bonds, which have tended to hold up better when stocks are down.

AFIS Vice Chairman Don O’Neal, a portfolio manager in the series since 1991 and currently one of five portfolio managers on Growth-Income Fund, explains how AFIS portfolio managers look at the different types of stocks, which can be helpful to investors as they consider their options.

“The way we define a growth stock is different from most other investment managers,” says Don. “Stocks are generally considered by others to be in the growth category if they have a high price-to-earnings ratio. At American Funds, we think of growth stocks as those stocks with the potential for capital appreciation over the long run. They could be fast-growing companies, like Google, for example, but they could also be companies whose stocks we believe are extremely undervalued that also offer the same potential for appreciation. It is a more flexible definition that we believe offers better returns for our shareholders interested in growth.”

At the other end of the spectrum are income-oriented stocks. Says Don, “These are the stocks with relatively high dividend yields, and a dividend yield can be really important to an investor’s total return over time. People often forget about dividends after a long bull market, but they are a very important part of total return — dividends have accounted for more than 40% of U.S. stocks’ average annual return since 1926. Ignoring them would be overlooking a significant part of your total return over the long run. Dividend-paying companies are also considered more conservative investments because they have tended to do significantly better in down markets.”

A growth-and-income fund is a portfolio of stocks that balances two objectives: growth of capital and dividend income. “The total return on any stock is the sum of its capital appreciation and dividend income, so a growth-and-income fund tries to blend the two,” explains Don. “It’s the best of both worlds, and a core way for investors to get exposure to stocks.”

The benefits of bonds

Bond funds help retirement investors by adding diversification and balance to a portfolio. When stock prices go up, bond values often fall and vice versa. This is particularly true of U.S. Treasuries, which can become very popular with larger investors when stock prices decline. Investors with a shorter time horizon may also benefit from the stability that bond funds can add to a broader portfolio. The bonds in AFIS funds generally fall into five categories:

•	Corporate bonds are issued by companies or corporations that are typically looking to finance investments. Companies often prefer the corporate bond market as a source of financing because it can be cheaper than bank financing and provides greater liquidity.

American Funds Insurance Series

•	Government bonds, such as U.S. Treasuries, are issued by national governments to fund their operations. Bonds are usually denominated in the currency of the issuing country, but developing countries sometimes issue bonds in a more stable currency to increase their attractiveness to investors. Government bonds are typically highly liquid and unlikely to default because governments can usually raise taxes or cut spending to service their bond debt.

•	Mortgage-backed bonds are issued to finance mortgages on private homes. U.S. government agencies such as Fannie Mae have programs that allow many individual mortgages to be pooled and used as collateral for securities issued in the bond market.

•	Asset-backed securities are similar to mortgage-backed bonds, but the underlying loans can be credit card debt, auto loans or other loans.

•	Global bonds are issued in any country or currency around the world. Bonds issued in currencies other than the U.S. dollar are affected by fluctuations in the issuing currency, so investment managers often strategically use global bonds for the potential of attractive returns from the combination of bond yields and currency gains.

For AFIS bond fund managers, the key to assessing a bond’s investment potential is the tradeoff between risk and return. “If the yield is high enough to justify the potential risk of a security, then it may be an attractive investment,” explains portfolio manager Thomas Høgh, who manages assets in AFIS Global Bond Fund and U.S. Government/AAA-Rated Securities Fund.

“We look at each security and its specific risk characteristics to judge if the yield and potential return are worth the risk. The factors vary widely depending on the type of security.

“For corporate bonds, it is all about balance sheet strength and how vulnerable a company may be to certain risks. For example, if a company takes over a weaker company, the acquisition costs may pose a substantial risk to its balance sheet.”

With mortgage-backed securities, the main risk is prepayment, which occurs when the mortgage borrowers refinance to take advantage of lower rates. “We analyze likely prepayment speeds under different scenarios to understand the risk associated with each security,” Thomas continues. “If a security is priced above par, or its face value, a prepayment would be very negative for returns because we would only get back the par value.” Factors influencing asset-backed securities vary depending on the type of underlying assets.

Managing volatility

In 2012, AFIS introduced to the series a new type of fund, Managed Risk Asset Allocation Fund, which was followed in 2013 by four similar managed risk funds.

Each of the five managed risk funds invests primarily in shares of its corresponding non-managed risk AFIS fund. A portion of fund assets is used to help manage volatility and provide capital preservation in down markets through the use of exchange-traded futures.

The funds were created for variable annuity investors who are particularly risk-averse and worried about how a significant market downturn might affect their retirement savings. “The typical managed risk investor is older and closer to retirement,” explains Alan Berro, an AFIS portfolio manager for 19 years and one of two AFIS portfolio managers who oversee the managed risk lineup.

“These investors can’t afford to take a large loss if there’s a significant stock market downturn because their period to recover is shorter. Investors who have 15 or 20 years to retirement can be pretty confident that at some point they’ll make their money back. But those who suffer substantial losses shortly before they plan to retire might have to make some significant lifestyle changes in retirement.”

Managed risk funds are a relatively new type of variable annuity investment option, adds Alan. “These funds have come of age in the last few years when we’ve been in a particularly strong market. The returns of our funds and others are in line with what we would expect given the nature of the bull market — i.e., lower than a straight equity fund — so we expect them to be very popular when we have a difficult market environment for a sustained period.

“These funds are ideal for investors who want exposure to equity investments but who are willing to exchange some potential upside for less volatile returns.”

American Funds Insurance Series

The American Funds Advantage

Underpinning all American Funds Insurance Series funds is the American Funds investment management process, in which each fund is divided among several portfolio managers who invest a portion of fund assets independently.

“One of the things about our approach that some people don’t realize is that it’s not a committee where we debate and vote on potential investments,” explains Don. “We debate to test the merits of our ideas, but we’re not looking for approval. People have the freedom and independence to pursue what they think are the best investments, and our robust discussions about the attractiveness of stocks with diverse points of view help stress-test our ideas.

“Our culture is such that we can agree to disagree and still respect each other. We understand that people have strengths and weaknesses at different parts of the market cycle. There is no single person in charge of all investments, and our collaborative culture allows folks with different ideas to have equal influence on the investment decisions. We really feel that our process is a different kind of investing that gives us a competitive advantage in the long run.”

Adds Alan, “We’re trying to produce outcomes for investors that they couldn’t achieve themselves. Our approach has been particularly effective in down markets. But over the long term, if you lose less when the market is down and can stay close when it’s up, you do very well. I think we’ve proven over time that we strive to limit volatility, which is something our investors really appreciate.”

Evolving to meet investor needs

When it was launched in 1984, AFIS consisted of four variable funds focused almost exclusively on domestic stock and bond markets. Today, there are 23 funds spanning the global investment universe. The latest to join the series, Capital Income Builder,® was added last May after insurance companies asked for a variable annuity option with similar objectives to those of American Funds’ Capital Income Builder,® which seeks to provide current income and a growing stream of income over the years.

AFIS funds are generally launched in May and October, the two times in the year when insurance companies typically introduce a new product to the market. We look to add funds to AFIS when we identify a need for such a fund and believe that we can successfully manage the fund for the benefit of investors. Initial ideas for funds may be generated internally or at the suggestion of insurance companies that offer the AFIS funds as underlying investments for their variable annuity contracts. ■

American Funds Insurance Series

Global Growth Fund

Summary investment portfolio December 31, 2014

Common stocks 94.45%		Shares	Value (000)
Health care	Vertex Pharmaceuticals Inc.[1]	1,693,000	$201,128
19.43%	Novo Nordisk A/S, Class B2	4,401,000	186,213
	Regeneron Pharmaceuticals, Inc.[1]	314,600	129,065
	UnitedHealth Group Inc.	960,000	97,046
	Merck & Co., Inc.	1,544,000	87,684
	Express Scripts Holding Co.[1]	770,000	65,196
	Bristol-Myers Squibb Co.	929,600	54,874
	Novartis AG2	580,000	53,341
	Bayer AG2	349,300	47,753
	Hologic, Inc.[1]	1,613,000	43,132
	Other securities		116,508
			1,081,940

Information	ASML Holding NV (New York registered)	647,176	69,785
technology	ASML Holding NV2	624,897	66,949
18.67%	Taiwan Semiconductor Manufacturing Co. Ltd.[2]	23,380,000	103,170
	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	480,000	10,742
	Google Inc., Class A1	107,700	57,152
	Google Inc., Class C1	107,700	56,693
	Alcatel-Lucent[1,2]	22,539,144	80,018
	Visa Inc., Class A	263,300	69,037
	Microsoft Corp.	1,202,000	55,833
	Nintendo Co., Ltd.[2]	535,000	55,758
	Alibaba Group Holding Ltd. (ADR)[1]	476,150	49,491
	ASM Pacific Technology Ltd.[2]	3,900,000	37,077
	Wirecard AG2	825,662	36,420
	Other securities		291,852
			1,039,977

Consumer	Amazon.com, Inc.[1]	508,900	157,937
discretionary	Home Depot, Inc.	1,161,000	121,870
18.12%	Priceline Group Inc.[1]	104,000	118,582
	Walt Disney Co.	683,705	64,398
	Toyota Motor Corp.[2]	950,000	59,243
	Liberty Global PLC, Class C1	816,465	39,443
	Liberty Global PLC, Class A1	327,449	16,440
	Industria de Diseño Textil, SA2	1,460,000	41,833
	HUGO BOSS AG2	335,500	41,191
	Swatch Group Ltd, non-registered shares[2]	64,530	28,654
	Swatch Group Ltd[2]	135,500	11,720
	CBS Corp., Class B	702,500	38,876
	Other securities		268,987
			1,009,174

Financials	Moody’s Corp.	1,651,000	158,182
14.09%	JPMorgan Chase & Co.	1,145,000	71,654
	ORIX Corp.[2]	4,990,000	62,380
	AIA Group Ltd.[2]	11,202,500	61,686
	Bankia, SA1,2	29,520,000	43,764
	HSBC Holdings PLC (GBP denominated)[2]	4,320,228	40,828
	ICICI Bank Ltd.[2]	6,625,000	36,797
	Sumitomo Mitsui Financial Group, Inc.[2]	462,000	16,693
	Other securities		292,391
			784,375

American Funds Insurance Series

Global Growth Fund

Common stocks		Shares	Value (000)
Industrials	AA PLC[1,2]	12,217,000	$66,850
9.21%	Geberit AG2	150,000	50,975
	KONE Oyj, Class B2	880,000	39,968
	Other securities		355,130
			512,923

Consumer staples	Associated British Foods PLC[2]	1,590,000	77,251
6.68%	Nestlé SA2	780,000	57,175
	Colgate-Palmolive Co.	632,000	43,728
	Orion Corp.[2]	43,000	39,548
	Other securities		154,142
			371,844

Materials	First Quantum Minerals Ltd.	2,669,400	37,934
2.93%	Other securities		125,098
			163,032

Energy	Oil Search Ltd.[2]	4,986,113	32,214
2.68%	Other securities		117,086
			149,300

Telecommunication	SoftBank Corp.[2]	784,000	46,657
services	Other securities		26,431
1.31%			73,088

Utilities	Other securities		27,458
0.49%

Miscellaneous	Other common stocks in initial period of acquisition		46,641
0.84%	Total common stocks (cost: $3,872,317,000)		5,259,752

Preferred securities 0.07%
Miscellaneous	Other preferred securities in initial period of acquisition		3,641
0.07%	Total preferred securities (cost: $10,355,000)		3,641

Bonds, notes & other debt instruments 0.64%		Principal amount (000)
U.S. Treasury bonds & notes 0.64%
U.S. Treasury	Other securities		35,825
0.64%	Total bonds, notes & other debt instruments (cost: $35,814,000)		35,825

American Funds Insurance Series

Global Growth Fund

Short-term securities 4.63%	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.05%–0.12% due 1/16/2015–5/6/2015	$42,000	$41,998
Microsoft Corp. 0.10% due 2/10/2015[3]	24,300	24,297
Nordea Bank AB 0.18% due 1/8/2015[3]	38,400	38,399
Sumitomo Mitsui Banking Corp. 0.12%–0.22% due 1/13/2015–1/16/2015[3]	61,100	61,096
Other securities		91,885
Total short-term securities (cost: $257,667,000)		257,675

Total investment securities 99.79% (cost: $4,176,153,000)		5,556,893
Other assets less liabilities 0.21%		11,952
Net assets 100.00%		$5,568,845

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $148,388,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Sales:
Japanese yen	1/14/2015	JPMorgan Chase	$1,337	¥160,000	$ 1
Japanese yen	1/15/2015	UBS AG	$1,337	¥160,000	1
Japanese yen	1/16/2015	Bank of America, N.A.	$4,176	¥500,000	1
Japanese yen	1/22/2015	Bank of America, N.A.	$1,346	¥160,000	10
Japanese yen	1/26/2015	Bank of America, N.A.	$13,438	¥1,575,000	286
Japanese yen	2/19/2015	Bank of New York Mellon	$17,747	¥2,050,000	625
Japanese yen	3/4/2015	Bank of America, N.A.	$82,305	¥9,800,000	444
					$1,368

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,548,710,000, which represented 45.77% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $158,787,000, which represented 2.85% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2014

Common stocks 93.16%		Shares	Value (000)
Consumer	Netflix, Inc.[1]	304,000	$103,849
discretionary	Lions Gate Entertainment Corp.	2,844,500	91,081
20.05%	Domino’s Pizza, Inc.	512,000	48,215
	Paddy Power PLC[2]	523,300	43,560
	Penske Automotive Group, Inc.	812,000	39,845
	Melco Crown Entertainment Ltd. (ADR)	1,432,000	36,373
	Cedar Fair, LP	687,000	32,859
	zooplus AG, non-registered shares[1,2,3]	357,716	28,557
	John Wiley & Sons, Inc., Class A	347,500	20,586
	Other securities		389,265
			834,190

Health care	Synageva BioPharma Corp.[1]	1,326,100	123,049
18.79%	bluebird bio, Inc.[1]	1,144,159	104,942
	athenahealth, Inc.[1]	396,600	57,785
	Endo International PLC[1]	798,824	57,611
	Illumina, Inc.[1]	289,100	53,362
	BioMarin Pharmaceutical Inc.[1]	516,800	46,719
	Hikma Pharmaceuticals PLC[2]	1,424,000	43,669
	Myriad Genetics, Inc.[1]	1,274,898	43,423
	Ultragenyx Pharmaceutical Inc.[1]	836,206	36,693
	Kite Pharma, Inc.[1,4]	343,739	19,823
	Kite Pharma, Inc.[1]	168,000	9,689
	Novadaq Technologies Inc.[1]	1,505,700	25,025
	GW Pharmaceuticals PLC (ADR)[1]	358,950	24,294
	Other securities		135,577
			781,661

Information	TriQuint Semiconductor, Inc.[1]	4,084,978	112,541
technology	Palo Alto Networks, Inc.[1]	523,200	64,129
14.64%	AAC Technologies Holdings Inc.[2]	11,687,100	62,108
	Semiconductor Manufacturing International Corp.[1,2]	358,447,500	32,738
	Topcon Corp.[2]	1,306,310	27,850
	Hamamatsu Photonics KK2	480,300	22,951
	Kakaku.com, Inc.[2]	1,510,500	21,716
	Other securities		264,919
			608,952

Industrials	International Container Terminal Services, Inc.[2]	34,610,000	88,650
13.81%	AA PLC[1,2]	6,770,800	37,049
	Intertek Group PLC[2]	955,000	34,618
	ITT Corp.	801,000	32,408
	Moog Inc., Class A1	432,100	31,988
	Polypore International, Inc.[1]	672,000	31,618
	JVM Co., Ltd.[1,2,3]	411,500	22,472
	Other securities		295,637
			574,440

Financials	SVB Financial Group[1]	257,600	29,900
6.45%	Kemper Corp.	595,000	21,485
	Old Republic International Corp.	1,450,000	21,214
	K. Wah International Holdings Ltd.[2]	39,420,410	20,870
	Other securities		174,900
			268,369

American Funds Insurance Series

Global Small Capitalization Fund

Common stocks (continued)		Shares	Value (000)
Materials	PolyOne Corp.	720,168	$27,302
4.41%	AptarGroup, Inc.	345,500	23,093
	OM Group, Inc.	735,000	21,903
	Other securities		111,303
			183,601

Energy	InterOil Corp.[1]	1,184,235	57,779
4.14%	Other securities		114,528
			172,307

Consumer staples	Puregold Price Club, Inc.[1,2]	37,418,000	32,071
3.28%	Other securities		104,405
			136,476

Utilities	ENN Energy Holdings Ltd.[2]	9,515,700	53,812
2.03%	Other securities		30,492
			84,304

Telecommunication	Other securities		26,382
services
0.63%

Miscellaneous	Other common stocks in initial period of acquisition		205,254
4.93%	Total common stocks (cost: $2,953,292,000)		3,875,936

Rights & warrants 0.00%
Energy	Other securities		83
0.00%

Miscellaneous	Other rights & warrants in initial period of acquisition		53
0.00%	Total rights & warrants (cost: $506,000)		136

Convertible stocks 0.12%
Health care	Other securities		4,961
0.12%	Total convertible stocks (cost: $3,307,000)		4,961

Bonds, notes & other debt instruments 0.25%		Principal amount (000)
U.S. Treasury bonds & notes 0.25%
U.S. Treasury	Other securities		10,130
0.25%	Total bonds, notes & other debt instruments (cost: $10,126,000)		10,130

American Funds Insurance Series

Global Small Capitalization Fund

Short-term securities 6.53%	Principal amount (000)	Value (000)
Abbott Laboratories 0.10% due 2/2/2015[5]	$20,000	$19,999
American Honda Finance Corp. 0.11% due 1/9/2015	27,000	26,999
Sumitomo Mitsui Banking Corp. 0.12%–0.22% due 1/13/2015–1/16/2015[5]	39,000	38,997
Toronto-Dominion Holdings USA Inc. 0.16% due 1/22/2015[5]	30,000	29,998
Victory Receivables Corp. 0.16%–0.19% due 1/12/2015–1/28/2015[5]	49,700	49,696
Other securities		105,989
Total short-term securities (cost: $271,673,000)		271,678

Total investment securities 100.06% (cost: $3,238,904,000)		4,162,841
Other assets less liabilities (0.06)%		(2,297)
Net assets 100.00%		$4,160,544

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $12,323,000 over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
	Settlement		Receive	Deliver	at 12/31/2014
	date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	1/22/2015	UBS AG	$871	A$1,000	$ 56
Australian dollars	1/22/2015	Barclays Bank PLC	$814	A$1,000	(1)
Euros	1/8/2015	HSBC Bank	$2,652	€2,114	94
Japanese yen	1/8/2015	UBS AG	$5,973	¥697,000	154
Japanese yen	1/27/2015	UBS AG	$5,115	¥600,000	104
					$407

American Funds Insurance Series

Global Small Capitalization Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
zooplus AG, non-registered shares[1,2]	357,716	—	—	357,716	$ —	$28,557
JVM Co., Ltd.[1,2]	411,500	—	—	411,500	—	22,472
Time Technoplast Ltd.[2]	11,888,000	—	—	11,888,000	88	9,979
Victoria Oil & Gas PLC[1,2]	278,662,420	—	271,695,860	6,966,560	—	7,018
Mauna Kea Technologies SA1,2	881,400	—	—	881,400	—	6,123
Airesis SA1,2	3,294,151	—	62,759	3,231,392	—	4,233
Canadian Overseas Petroleum Ltd.[1]	16,670,000	2,555,000	—	19,225,000	—	1,655
Canadian Overseas Petroleum Ltd. (GBP denominated)[1,2]	—	6,050,000	—	6,050,000	—	448
Canadian Overseas Petroleum Ltd., warrants, expire 2017[1,2]	—	2,555,000	—	2,555,000	—	44
Sylvania Platinum Ltd. (CDI)[1,2]	15,000,000	—	—	15,000,000	—	1,955
Indochine Mining Ltd.[1,2]	58,574,166	34,325,300	19,700,000	73,199,466	—	717
Wildhorse Energy Ltd.[1,2]	16,227,016	—	15,686,116	540,900	—	23
Wildhorse Energy Ltd. (CDI)[1,2]	7,225,777	—	6,984,918	240,859	—	11
Wildhorse Energy Ltd., rights, expire 2015[1,2]	—	2,704,500	—	2,704,500	—	11
Wildhorse Energy Ltd., rights, expire 2015 (GBP denominated)[1,2]	—	1,204,295	—	1,204,295	—	7
Hummingbird Resources PLC[1,2,6]	3,475,000	—	—	3,475,000	—	—
Ultragenyx Pharmaceutical Inc.[1,6]	—	866,206	30,000	836,206	—	—
Ultragenyx Pharmaceutical Inc., Series B, convertible preferred[6]	1,904,544	—	1,904,544	—	134	—
					$222	$83,253

American Funds Insurance Series

Global Small Capitalization Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,668,893,000, which represented 40.11% of the net assets of the fund. This amount includes $1,650,402,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[5]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $203,818,000, which represented 4.90% of the net assets of the fund.
[6]	Unaffiliated issuer at 12/31/2014.

	Acquisition	Cost	Value	Percent of
Private placement securities	date(s)	(000)	(000)	net assets
Kite Pharma, Inc.	4/24/2014–6/24/2014	$5,259	$19,823	.48%
Other private placement securities	6/10/2014	3,307	4,961	.12
Total private placement securities		$8,566	$24,784	.60%

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

A$ = Australian dollars

€ = Euros

GBP = British pounds

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2014

Common stocks 95.50%		Shares	Value (000)
Consumer	Amazon.com, Inc.[1]	2,648,216	$821,874
discretionary	Home Depot, Inc.	6,320,000	663,410
18.78%	Comcast Corp., Class A	9,555,000	554,286
	Twenty-First Century Fox, Inc., Class A	9,540,000	366,384
	Tiffany & Co.	2,389,000	255,289
	Johnson Controls, Inc.	3,099,100	149,810
	NIKE, Inc., Class B	1,530,000	147,109
	Other securities		1,318,041
			4,276,203

Information	ASML Holding NV (New York registered)	3,444,016	371,368
technology	ASML Holding NV2	1,808,186	193,723
18.78%	Microsoft Corp.	11,590,000	538,355
	Google Inc., Class C1	511,000	268,991
	Google Inc., Class A1	423,000	224,469
	Visa Inc., Class A	1,083,000	283,963
	LinkedIn Corp., Class A1	1,235,000	283,692
	Apple Inc.	2,500,000	275,950
	Facebook, Inc., Class A1	3,282,685	256,115
	Avago Technologies Ltd.	1,816,000	182,671
	salesforce.com, inc.[1]	2,880,000	170,813
	Other securities		1,224,291
			4,274,401

Health care	Express Scripts Holding Co.[1]	4,668,208	395,257
17.05%	Incyte Corp.[1]	5,340,000	390,407
	UnitedHealth Group Inc.	3,510,000	354,826
	Regeneron Pharmaceuticals, Inc.[1]	847,600	347,728
	Vertex Pharmaceuticals Inc.[1]	2,680,000	318,384
	Centene Corp.[1]	2,288,500	237,661
	Hologic, Inc.[1]	7,913,000	211,594
	Edwards Lifesciences Corp.[1]	1,285,400	163,734
	Biogen Idec Inc.[1]	445,500	151,225
	Agios Pharmaceuticals, Inc.[1]	1,255,126	140,624
	Other securities		1,170,557
			3,881,997

Financials	Wells Fargo & Co.	10,751,096	589,375
12.97%	Berkshire Hathaway Inc., Class A1	1,630	368,380
	American Express Co.	3,000,000	279,120
	Capital One Financial Corp.	2,580,000	212,979
	Legal & General Group PLC[2]	45,158,246	173,445
	Onex Corp.	2,523,500	146,527
	Other securities		1,181,773
			2,951,599

Industrials	American Airlines Group Inc.	5,525,000	296,306
9.20%	Boeing Co.	2,250,000	292,455
	Oshkosh Corp.[3]	4,947,000	240,672
	United Continental Holdings, Inc.[1]	3,200,700	214,095
	Union Pacific Corp.	1,500,000	178,695
	Rockwell Collins, Inc.	1,775,000	149,952
	Other securities		721,139
			2,093,314

American Funds Insurance Series

Growth Fund

Common stocks		Shares	Value (000)
Energy	Noble Energy, Inc.	4,510,000	$213,909
8.05%	Concho Resources Inc.[1]	2,065,000	205,984
	Suncor Energy Inc.	5,502,090	174,752
	FMC Technologies, Inc.[1]	3,400,000	159,256
	Pioneer Natural Resources Co.	935,000	139,175
	Other securities		938,931
			1,832,007

Consumer staples	Costco Wholesale Corp.	2,580,000	365,715
7.32%	Coca-Cola Co.	4,670,000	197,168
	Philip Morris International Inc.	2,280,000	185,706
	PepsiCo, Inc.	1,715,000	162,171
	Other securities		754,905
			1,665,665

Materials	Potash Corp. of Saskatchewan Inc.	4,000,000	141,280
2.17%	Other securities		352,741
			494,021

Other	Other securities		83,427
0.36%

Miscellaneous	Other common stocks in initial period of acquisition		186,562
0.82%	Total common stocks (cost: $14,434,935,000)		21,739,196

Preferred securities 0.00%
Miscellaneous	Other preferred securities in initial period of acquisition		827
0.00%	Total preferred securities (cost: $2,353,000)		827

Rights & warrants 0.08%
Energy	Other securities		17,417
0.08%	Total rights & warrants (cost: $17,736,000)		17,417

Short-term securities 4.47%		Principal amount (000)
	Apple Inc. 0.11% due 1/9/2015[4]	$18,500	18,500
	Coca-Cola Co. 0.25% due 7/13/2015[4]	55,000	54,935
	Federal Farm Credit Banks 0.08%–0.12% due 5/20/2015–7/28/2015	138,600	138,530
	Federal Home Loan Bank 0.05%–0.17% due 1/16/2015–8/18/2015	430,381	430,249
	Google Inc. 0.09%–0.15% due 2/25/2015–3/24/2015[4]	38,400	38,392
	Other securities		335,829
	Total short-term securities (cost: $1,016,410,000)		1,016,435

	Total investment securities 100.05% (cost: $15,471,434,000)		22,773,875
	Other assets less liabilities (0.05)%		(10,910)
	Net assets 100.00%		$22,762,965

American Funds Insurance Series

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)
Oshkosh Corp.	4,947,000	—	—	4,947,000	$3,067	$240,672
KGen Power Corp.[1,2,5]	3,166,128	—	—	3,166,128	—	886
					$3,067	$241,558

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,832,419,000, which represented 8.05% of the net assets of the fund. This amount includes $1,809,130,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $207,006,000, which represented .91% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date(s)	(000)	(000)	assets
KGen Power Corp.	12/19/2006	$—	$886	.00%
Other private placement securities	6/21/2011–11/24/2014	62,124	13,352	.06
Total private placement securities		$62,124	$14,238	.06%

See Notes to Financial Statements

American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2014

Common stocks 92.68%		Shares	Value (000)
Financials	AIA Group Ltd.[1]	34,668,700	$190,902
19.59%	Axis Bank Ltd.[1]	22,781,004	179,974
	Barclays PLC[1]	37,251,875	140,048
	Prudential PLC[1]	4,688,265	107,887
	HDFC Bank Ltd.[1]	5,164,608	77,452
	Credit Suisse Group AG1	2,879,624	72,189
	Sun Hung Kai Properties Ltd.[1]	4,412,783	66,728
	UniCredit SpA[1]	10,059,241	64,113
	Housing Development Finance Corp. Ltd.[1]	3,333,000	59,628
	Henderson Land Development Co. Ltd.[1]	8,419,450	58,443
	BNP Paribas SA1	966,046	56,769
	Commerzbank AG, non-registered shares[1,2]	4,267,872	56,697
	Other securities		380,293
			1,511,123

Consumer	Volkswagen AG, nonvoting preferred[1]	492,162	109,935
discretionary	Numericable Group SA, non-registered shares[1,2]	2,011,856	99,205
15.11%	Sands China Ltd.[1]	16,642,000	80,943
	Altice SA1,2	1,014,127	80,027
	Toyota Motor Corp.[1]	876,200	54,640
	Melco Crown Entertainment Ltd. (ADR)	1,985,000	50,419
	Other securities		689,929
			1,165,098

Health care	Novartis AG1	3,642,900	335,028
14.05%	Bayer AG1	1,819,055	248,682
	Novo Nordisk A/S, Class B1	2,309,340	97,712
	Grifols, SA, Class B, non-registered shares[1]	1,735,509	58,951
	Grifols, SA, Class A, non-registered shares[1]	440,500	17,535
	Grifols, SA, Class B (ADR)	396,845	13,489
	Fresenius SE & Co. KGaA[1]	1,381,806	72,158
	UCB SA1	900,000	68,301
	Merck KGaA[1]	620,000	58,817
	Other securities		112,739
			1,083,412

Information	Baidu, Inc., Class A (ADR)[2]	790,000	180,096
technology	Samsung Electronics Co. Ltd.[1]	137,640	165,450
11.49%	Murata Manufacturing Co., Ltd.[1]	757,100	82,701
	ASML Holding NV1	617,834	66,192
	Tencent Holdings Ltd.[1]	4,262,500	61,160
	Gemalto NV1	709,453	57,952
	Other securities		272,339
			885,890

Industrials	Ryanair Holdings PLC (ADR)[2]	1,654,800	117,937
11.01%	SMC Corp.[1]	440,100	114,605
	Jardine Matheson Holdings Ltd.[1]	1,217,600	74,092
	Legrand SA1	1,180,000	61,772
	Airbus Group NV1	1,140,514	56,646
	KONE Oyj, Class B1	1,211,900	55,042
	Other securities		368,739
			848,833

American Funds Insurance Series

International Fund

Common stocks (continued)		Shares	Value (000)
Consumer staples	Nestlé SA1	1,836,700	$134,633
5.79%	Pernod Ricard SA1	840,200	93,159
	Associated British Foods PLC[1]	1,443,588	70,138
	Other securities		148,840
			446,770

Materials	Syngenta AG1	189,900	60,977
3.98%	Other securities		245,630
			306,607

Utilities	Power Grid Corp. of India Ltd.[1]	68,214,040	148,711
3.46%	ENN Energy Holdings Ltd.[1]	9,758,000	55,182
	Other securities		62,641
			266,534

Telecommunication	SoftBank Corp.[1]	2,175,700	129,481
services	MTN Group Ltd.[1]	2,712,400	51,473
2.96%	Other securities		47,616
			228,570

Energy	Royal Dutch Shell PLC, Class B1	1,730,000	59,432
2.79%	Royal Dutch Shell PLC, Class A (GBP denominated)[1]	461,000	15,281
	Other securities		140,792
			215,505

Miscellaneous	Other common stocks in initial period of acquisition		188,732
2.45%	Total common stocks (cost: $5,674,301,000)		7,147,074

Bonds, notes & other debt instruments 0.62%		Principal amount (000)
U.S. Treasury bonds & notes 0.55%
U.S. Treasury	Other securities		42,336
0.55%

Bonds & notes of governments outside the U.S. 0.07%
	Other securities		5,954
	Total bonds, notes & other debt instruments (cost: $48,208,000)		48,290

Short-term securities 6.38%
	American Honda Finance Corp. 0.11% due 2/9/2015	$51,600	51,592
	Bank of Nova Scotia 0.17%–0.18% due 1/13/2015–1/26/2015[3]	91,600	91,595
	Federal Home Loan Bank 0.09%–0.10% due 2/18/2015–4/17/2015	65,600	65,596
	Mizuho Funding LLC 0.19%–0.21% due 1/5/2015–2/17/2015[3]	73,500	73,487
	Other securities		209,647
	Total short-term securities (cost: $491,905,000)		491,917

	Total investment securities 99.68% (cost: $6,214,414,000)		7,687,281
	Other assets less liabilities 0.32%		24,573
	Net assets 100.00%		$7,711,854

American Funds Insurance Series

International Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $0, an aggregate cost of $138,000, and which represented less than .01% of the net assets of the fund) were acquired from 2/11/1998 to 8/31/1998 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $196,648,000 over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 12/31/2014
	date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	1/22/2015	UBS AG	$6,095	A$7,000	$ 390
Euros	1/7/2015	Bank of America, N.A.	$22,483	€18,000	700
Euros	1/23/2015	Bank of America, N.A.	$2,108	€1,694	58
Japanese yen	1/8/2015	UBS AG	$13,069	¥1,525,000	336
Japanese yen	1/9/2015	Barclays Bank PLC	$117,678	¥13,846,000	2,073
Japanese yen	1/16/2015	Barclays Bank PLC	$19,022	¥2,250,000	235
Swiss francs	1/14/2015	Citibank	$11,274	CHF10,900	309
					$4,101

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $6,549,203,000, which represented 84.92% of the net assets of the fund. This amount includes $6,542,173,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $303,632,000, which represented 3.94% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts

A$ = Australian dollars

CHF = Swiss francs

€ = Euros

GBP = British pounds

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series

New World Fund

Summary investment portfolio December 31, 2014

Common stocks 75.75%		Shares	Value (000)
Information	Alcatel-Lucent[1,2]	16,426,961	$58,319
technology	Baidu, Inc., Class A (ADR)[1]	184,700	42,106
13.41%	Google Inc., Class A1	37,400	19,847
	Google Inc., Class C1	37,400	19,687
	Taiwan Semiconductor Manufacturing Co. Ltd.[2]	5,322,000	23,485
	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	540,000	12,085
	Murata Manufacturing Co., Ltd.[2]	301,000	32,879
	Infosys Ltd.[2]	798,222	24,826
	Cognizant Technology Solutions Corp., Class A1	435,000	22,907
	Other securities		89,970
			346,111

Financials	ICICI Bank Ltd.[2]	5,603,830	31,125
12.85%	ICICI Bank Ltd. (ADR)	1,000,000	11,550
	AEON Financial Service Co., Ltd.[2]	1,740,000	34,016
	Citigroup Inc.	560,000	30,302
	Fibra Uno Administración, SA de CV	9,301,578	27,412
	Housing Development Finance Corp. Ltd.[2]	1,353,000	24,205
	Grupo Financiero Santander México, SAB de CV, Class B (ADR)	2,230,000	23,103
	American Tower Corp.	225,000	22,241
	Other securities		127,901
			331,855

Consumer	Naspers Ltd., Class N2	309,919	39,901
discretionary	Domino’s Pizza, Inc.	418,000	39,363
12.33%	Ctrip.com International, Ltd. (ADR)[1]	718,500	32,692
	Maruti Suzuki India Ltd.[2]	519,500	27,311
	Toyota Motor Corp.[2]	398,900	24,876
	Arcos Dorados Holdings Inc., Class A	4,289,656	23,207
	Zee Entertainment Enterprises Ltd.[2]	3,832,000	23,011
	Melco International Development Ltd.[2]	8,155,000	17,854
	Other securities		90,068
			318,283

Consumer staples	LT Group, Inc.[2]	104,395,900	28,302
8.80%	Pernod Ricard SA2	208,900	23,162
	Lenta Ltd. (GDR)[1,2]	3,267,900	22,088
	ITC Ltd.[2]	3,715,000	21,630
	Nestlé SA2	293,696	21,528
	Magnit OJSC (GDR)[2]	388,100	17,501
	Other securities		92,972
			227,183

Health care	Novo Nordisk A/S, Class B2	1,035,600	43,818
6.84%	Novartis AG2	280,500	25,797
	Novartis AG (ADR)	134,000	12,416
	Other securities		94,440
			176,471

Energy	Reliance Industries Ltd.[2]	3,042,302	42,796
6.70%	Royal Dutch Shell PLC, Class B2	600,000	20,612
	Royal Dutch Shell PLC, Class B (ADR)	95,000	6,608
	InterOil Corp.[1]	518,000	25,273
	Oil Search Ltd.[2]	2,716,613	17,551
	Other securities		60,172
			173,012

American Funds Insurance Series

New World Fund

Common stocks		Shares	Value (000)
Industrials	Cummins Inc.	198,000	$28,546
4.12%	Airbus Group NV2	431,929	21,453
	ASSA ABLOY AB, Class B2	330,886	17,486
	Other securities		38,958
			106,443

Telecommunication	Reliance Communications Ltd.[1,2]	23,578,631	29,696
services	Other securities		41,605
2.76%			71,301

Materials	First Quantum Minerals Ltd.	1,297,000	18,431
1.92%	Other securities		31,129
			49,560

Utilities	Other securities		40,484
1.57%

Miscellaneous	Other common stocks in initial period of acquisition		114,856
4.45%	Total common stocks (cost: $1,833,406,000)		1,955,559

Preferred securities 0.04%
Consumer	Other securities		1,083
discretionary	Total preferred securities (cost: $570,000)		1,083
0.04%

Bonds, notes & other debt instruments 7.38%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 5.79%
	Other securities		149,444

Corporate bonds & notes 0.92%
Other	Other securities		23,676
0.92%

U.S. Treasury bonds & notes 0.67%
U.S. Treasury	U.S. Treasury 4.00% 2015	$17,200	17,281
0.67%	Total bonds, notes & other debt instruments (cost: $193,381,000)		190,401

Short-term securities 16.83%
	CAFCO, LLC 0.12% due 1/16/2015	25,000	24,999
	Chevron Corp. 0.11%–0.14% due 2/9/2015–4/14/2015[3]	40,000	39,984
	Fannie Mae 0.05%–0.09% due 1/20/2015–5/4/2015	45,782	45,778
	Federal Home Loan Bank 0.05%–0.11% due 1/16/2015–2/6/2015	109,600	109,598
	Intel Corp. 0.14% due 1/14/2015	20,000	19,999
	Mitsubishi UFJ Trust and Banking Corp. 0.17% due 1/9/2015[3]	10,000	10,000
	Province of Ontario 0.10% due 2/13/2015	40,000	39,996

American Funds Insurance Series

New World Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Svenska Handelsbanken Inc. 0.20% due 2/20/2015[3]	$20,000	$19,996
Victory Receivables Corp. 0.17%–0.19% due 1/16/2015–1/28/2015[3]	60,000	59,995
Other securities		64,196
Total short-term securities (cost: $434,535,000)		434,541

Total investment securities 100.00% (cost: $2,461,892,000)		2,581,584
Other assets less liabilities (0.00)%		(106)
Net assets 100.00%		$2,581,478

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $33,229,000 over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
	Settlement		Receive	Deliver	at 12/31/2014
	date	Counterparty	(000)	(000)	(000)
Sales:
Brazilian reais	1/12/2015	Citibank	$3,304	BRL8,700	$ 42
Brazilian reais	1/16/2015	UBS AG	$1,192	BRL3,214	(12)
Colombian pesos	1/16/2015	Citibank	$757	COP1,742,013	24
Colombian pesos	1/23/2015	UBS AG	$3,501	COP8,524,500	(83)
Colombian pesos	1/27/2015	Barclays Bank PLC	$1,127	COP2,715,850	(15)
Euros	1/12/2015	HSBC Bank	$62	€50	2
Euros	1/14/2015	JPMorgan Chase	$999	€800	31
Euros	1/14/2015	Bank of America, N.A.	$739	€600	12
Euros	1/15/2015	Bank of America, N.A.	$545	€440	12
Hungarian forints	1/15/2015	HSBC Bank	$1,176	HUF291,600	61
Indonesian rupiah	1/8/2015	JPMorgan Chase	$575	IDR7,094,950	3
Indonesian rupiah	1/12/2015	Citibank	$383	IDR4,714,400	3
Indonesian rupiah	1/12/2015	JPMorgan Chase	$220	IDR2,737,400	(1)
Japanese yen	1/7/2015	UBS AG	$1,032	¥121,900	14
Japanese yen	1/15/2015	UBS AG	$526	¥63,000	—[4]
Japanese yen	1/22/2015	Bank of America, N.A.	$1,287	¥153,000	9
Mexican pesos	1/13/2015	UBS AG	$2,668	MXN36,300	210
Mexican pesos	1/22/2015	HSBC Bank	$554	MXN8,210	(2)
Philippine pesos	1/12/2015	Barclays Bank PLC	$2,064	PHP92,650	(6)
Russian rubles	1/13/2015	Citibank	$598	RUB28,600	131
Russian rubles	1/16/2015	JPMorgan Chase	$1,047	RUB56,975	118
Turkish lira	1/12/2015	Citibank	$371	TRY850	8
Turkish lira	1/15/2015	UBS AG	$218	TRY500	5
					$566

American Funds Insurance Series

New World Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,265,473,000, which represented 49.02% of the net assets of the fund. This amount includes $1,259,886,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $223,945,000, which represented 8.68% of the net assets of the fund.
[4]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

BRL = Brazilian reais

COP = Colombian pesos

€ = Euros

HUF = Hungarian forints

IDR = Indonesian rupiah

¥ = Japanese yen

MXN = Mexican pesos

PHP = Philippine pesos

RUB = Russian rubles

TRY = Turkish lira

See Notes to Financial Statements

American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2014

Common stocks 96.20%		Shares	Value (000)
Health care	Amgen Inc.	2,694,600	$429,223
16.59%	Gilead Sciences, Inc.[1]	3,197,735	301,418
	AbbVie Inc.	1,664,800	108,944
	Medtronic, Inc.	1,375,000	99,275
	Teva Pharmaceutical Industries Ltd. (ADR)	1,202,000	69,127
	Bristol-Myers Squibb Co.	1,125,000	66,409
	Novartis AG (ADR)	708,500	65,650
	Other securities		66,662
			1,206,708

Industrials	Precision Castparts Corp.	706,000	170,061
15.00%	General Dynamics Corp.	1,060,900	146,001
	CSX Corp.	3,372,000	122,168
	United Parcel Service, Inc., Class B	850,000	94,494
	Union Pacific Corp.	750,000	89,347
	Cummins Inc.	473,100	68,207
	Norfolk Southern Corp.	592,800	64,977
	Illinois Tool Works Inc.	650,000	61,555
	General Electric Co.	2,400,000	60,648
	United Technologies Corp.	500,000	57,500
	Other securities		155,613
			1,090,571

Information	Apple Inc.	1,642,377	181,285
technology	Western Union Co.	8,225,000	147,310
13.49%	Texas Instruments Inc.	2,630,000	140,613
	Cisco Systems, Inc.	5,015,000	139,492
	Oracle Corp.	2,395,000	107,703
	Microsoft Corp.	1,400,000	65,030
	International Business Machines Corp.	330,000	52,945
	Other securities		146,319
			980,697

Consumer staples	Altria Group, Inc.	4,654,000	229,303
10.84%	Philip Morris International Inc.	2,497,400	203,413
	Kraft Foods Group, Inc.	1,076,666	67,464
	Kimberly-Clark Corp.	500,000	57,770
	Mondelez International, Inc.	1,580,000	57,394
	Coca-Cola Co.	1,250,000	52,775
	Other securities		120,100
			788,219

Telecommunication	Verizon Communications Inc.	7,491,339	350,445
services	CenturyLink, Inc.	4,908,135	194,264
8.90%	AT&T Inc.	3,060,000	102,785
			647,494

Consumer	Johnson Controls, Inc.	3,546,000	171,414
discretionary	General Motors Co.	3,625,000	126,549
7.99%	Darden Restaurants, Inc.	2,045,000	119,898
	Las Vegas Sands Corp.	1,234,000	71,769
	Other securities		91,779
			581,409

American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks		Shares	Value (000)
Utilities	Exelon Corp.	5,913,000	$219,254
7.55%	FirstEnergy Corp.	3,544,200	138,188
	PG&E Corp.	2,413,000	128,468
	Other securities		63,405
			549,315

Energy	Canadian Natural Resources, Ltd.	4,221,000	130,345
5.16%	Cabot Oil & Gas Corp.	3,129,000	92,650
	Royal Dutch Shell PLC, Class B (ADR)	750,000	52,170
	Exxon Mobil Corp.	546,300	50,505
	Other securities		49,813
			375,483

Materials	Praxair, Inc.	688,000	89,137
2.98%	Vale SA, Class A, preferred nominative (ADR)	7,002,000	50,835
	Other securities		76,783
			216,755

Financials	JPMorgan Chase & Co.	1,870,000	117,025
2.78%	American International Group, Inc.	998,000	55,898
	Other securities		29,223
			202,146

Miscellaneous	Other common stocks in initial period of acquisition		357,685
4.92%	Total common stocks (cost: $5,089,072,000)		6,996,482

Short-term securities 3.51%		Principal amount (000)
	ExxonMobil Corp. 0.08% due 1/27/2015	$24,100	24,098
	Freddie Mac 0.06%–0.10% due 2/5/2015–5/6/2015	54,100	54,093
	Jupiter Securitization Co., LLC 0.27% due 4/27/2015[2]	10,000	9,993
	Kimberly-Clark Corp. 0.12% due 1/14/2015[2]	15,000	14,999
	Other securities		151,881
	Total short-term securities (cost: $255,056,000)		255,064

	Total investment securities 99.71% (cost: $5,344,128,000)		7,251,546
	Other assets less liabilities 0.29%		21,338
	Net assets 100.00%		$7,272,884

American Funds Insurance Series

Blue Chip Income and Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $106,984,000, which represented 1.47% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2014

Common stocks 95.00%		Shares	Value (000)
Financials	AXA SA1	1,834,360	$42,367
21.91%	CME Group Inc., Class A	365,500	32,402
	Wells Fargo & Co.	445,000	24,395
	Banco Santander, SA1,2	2,746,403	22,965
	ICICI Bank Ltd. (ADR)	1,575,000	18,191
	Suncorp Group Ltd.[1]	1,495,191	17,038
	Sun Hung Kai Properties Ltd.[1]	1,094,201	16,546
	JPMorgan Chase & Co.	255,000	15,958
	Oaktree Capital Group, LLC	285,000	14,772
	Shinsei Bank, Ltd.[1]	8,060,000	14,071
	McGraw Hill Financial, Inc.	145,500	12,947
	Other securities		181,616
			413,268

Consumer	D.R. Horton, Inc.	1,000,000	25,290
discretionary	Carnival Corp., units	475,000	21,532
12.38%	Home Depot, Inc.	178,000	18,685
	HUGO BOSS AG1	150,000	18,416
	Amazon.com, Inc.[2]	49,400	15,331
	Comcast Corp., Class A	255,000	14,792
	Toll Brothers, Inc.[2]	400,000	13,708
	Twenty-First Century Fox, Inc., Class A	335,000	12,866
	Other securities		92,895
			233,515

Information	Taiwan Semiconductor Manufacturing Co. Ltd.[1]	12,460,800	54,986
technology	Microsoft Corp.	922,000	42,827
11.99%	Cisco Systems, Inc.	920,000	25,590
	Google Inc., Class C2	23,850	12,555
	Google Inc., Class A2	18,400	9,764
	ASM Pacific Technology Ltd.[1]	1,477,000	14,042
	Avago Technologies Ltd.	125,000	12,573
	Other securities		53,820
			226,157

Industrials	United Continental Holdings, Inc.[2]	500,000	33,445
11.95%	Lockheed Martin Corp.	150,000	28,886
	Geberit AG1	60,000	20,390
	Meggitt PLC[1]	2,519,290	20,138
	Abertis Infraestructuras, SA, Class A1	969,750	19,158
	Masco Corp.	700,000	17,640
	Airbus Group NV1	284,000	14,105
	Other securities		71,602
			225,364

Health care	Merck & Co., Inc.	1,233,900	70,073
10.86%	Novartis AG1	349,000	32,097
	Vertex Pharmaceuticals Inc.[2]	238,877	28,379
	Pfizer Inc.	451,000	14,049
	Other securities		60,252
			204,850

American Funds Insurance Series

Global Growth and Income Fund

Common stocks (continued)		Shares	Value (000)
Telecommunication	Orange[1]	1,970,000	$33,502
services	MTN Group Ltd.[1]	1,100,000	20,874
7.01%	AT&T Inc.	525,000	17,635
	TalkTalk Telecom Group PLC[1]	3,704,000	17,405
	Globe Telecom, Inc.[1]	399,695	15,349
	Other securities		27,584
			132,349

Consumer staples	British American Tobacco PLC[1]	338,500	18,392
6.15%	Philip Morris International Inc.	175,000	14,254
	Other securities		83,310
			115,956

Materials	Potash Corp. of Saskatchewan Inc.	841,000	29,704
5.13%	Newmont Mining Corp.	1,000,000	18,900
	Dow Chemical Co.	335,000	15,279
	Other securities		32,950
			96,833

Utilities	Exelon Corp.	500,000	18,540
4.24%	EDP - Energias de Portugal, SA1	4,220,000	16,320
	NRG Yield, Inc., Class A	337,800	15,924
	Other securities		29,278
			80,062

Energy	Other securities		63,741
3.38%	Total common stocks (cost: $1,482,814,000)		1,792,095

Preferred securities 0.02%
Consumer	Other securities		458
discretionary	Total preferred securities (cost: $256,000)		458
0.02%

Rights & warrants 0.01%
Financials	Other securities		129
0.01%	Total rights & warrants (cost: $0)		129

American Funds Insurance Series

Global Growth and Income Fund

Convertible bonds 0.06%		Principal amount (000)	Value (000)
Consumer	Other securities		$1,111
discretionary	Total convertible bonds (cost: $927,000)		1,111
0.06%

Bonds, notes & other debt instruments 0.75%
U.S. Treasury bonds & notes 0.38%
U.S. Treasury	Other securities		7,210
0.38%

Corporate bonds & notes 0.37%
Other	Other securities		6,854
0.37%	Total bonds, notes & other debt instruments (cost: $16,339,000)		14,064

Short-term securities 3.52%
	Mitsubishi UFJ Trust and Banking Corp. 0.16% due 1/15/2015[3]	$29,100	29,098
	Mizuho Funding LLC 0.19% due 1/5/2015[3]	15,500	15,500
	Other securities		21,892
	Total short-term securities (cost: $66,489,000)		66,490

	Total investment securities 99.36% (cost: $1,566,825,000)		1,874,347
	Other assets less liabilities 0.64%		12,004
	Net assets 100.00%		$1,886,351

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $21,353,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Sales:
Australian dollars	1/12/2015	Citibank	$3,176	A$3,840	$ 44
Euros	1/12/2015	Citibank	$7,835	€6,300	210
Japanese yen	1/13/2015	JPMorgan Chase	$10,610	¥1,150,000	1,009
Japanese yen	1/14/2015	JPMorgan Chase	$54	¥6,500	—	[4]
Japanese yen	1/15/2015	UBS AG	$54	¥6,500	—	[4]
Japanese yen	1/16/2015	Bank of America, N.A.	$1,754	¥210,000	1
Japanese yen	1/22/2015	Bank of America, N.A.	$55	¥6,500	—	[4]
					$1,264

American Funds Insurance Series

Global Growth and Income Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2014 (000)
Rickmers Maritime[1]	54,840,000	—	—	54,840,000	$1,316	$11,584

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $817,501,000, which represented 43.34% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $45,178,000, which represented 2.39% of the net assets of the fund.
[4]	Amount less than one thousand.

Key to abbreviation and symbols

ADR = American Depositary Receipts

A$ = Australian dollars

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2014

Common stocks 91.60%		Shares	Value (000)
Health care	Amgen Inc.	5,356,100	$853,173
17.32%	Gilead Sciences, Inc.[1]	7,759,200	731,382
	Alexion Pharmaceuticals, Inc.[1]	1,590,000	294,198
	Express Scripts Holding Co.[1]	2,600,309	220,168
	Stryker Corp.	2,185,011	206,112
	Merck & Co., Inc.	3,626,080	205,925
	UnitedHealth Group Inc.	1,766,396	178,565
	Illumina, Inc.[1]	948,000	174,982
	Humana Inc.	1,193,600	171,437
	Edwards Lifesciences Corp.[1]	1,193,900	152,079
	Other securities		1,206,229
			4,394,250

Information	Texas Instruments Inc.	12,199,259	652,233
technology	Google Inc., Class A1	606,000	321,580
16.43%	Google Inc., Class C1	577,600	304,049
	Oracle Corp.	10,356,500	465,732
	Microsoft Corp.	8,090,000	375,781
	Yahoo! Inc.[1]	5,038,000	254,469
	Apple Inc.	2,246,300	247,947
	Accenture PLC, Class A	2,068,500	184,738
	Intuit Inc.	1,989,400	183,403
	Other securities		1,178,124
			4,168,056

Consumer	Amazon.com, Inc.[1]	1,898,800	589,293
discretionary	Home Depot, Inc.	3,200,000	335,904
13.03%	Time Warner Inc.	3,525,000	301,105
	Comcast Corp., Class A	3,962,500	229,865
	Comcast Corp., Class A, special nonvoting shares	1,000,000	57,565
	General Motors Co.	6,952,256	242,703
	Royal Caribbean Cruises Ltd.	1,983,000	163,459
	Other securities		1,385,260
			3,305,154

Industrials	CSX Corp.	8,124,200	294,340
9.51%	General Dynamics Corp.	1,909,300	262,758
	Precision Castparts Corp.	969,800	233,605
	Nielsen NV	4,401,039	196,859
	Waste Management, Inc.	3,138,000	161,042
	Other securities		1,263,476
			2,412,080

Financials	Crown Castle International Corp.	2,808,200	221,005
7.87%	State Street Corp.	2,534,500	198,958
	Marsh & McLennan Companies, Inc.	3,426,100	196,110
	JPMorgan Chase & Co.	2,455,300	153,653
	Other securities		1,227,099
			1,996,825

Materials	Celanese Corp., Series A	5,930,400	355,587
6.80%	Dow Chemical Co.	6,573,500	299,817
	Monsanto Co.	1,980,243	236,580
	Other securities		831,540
			1,723,524

American Funds Insurance Series

Growth-Income Fund

Common stocks (continued)		Shares	Value (000)
Energy	ConocoPhillips	3,334,460	$230,278
6.65%	EOG Resources, Inc.	2,341,300	215,563
	Royal Dutch Shell PLC, Class A (ADR)	3,016,000	201,921
	Schlumberger Ltd.	2,055,000	175,518
	Other securities		863,211
			1,686,491

Consumer staples	Philip Morris International Inc.	4,627,444	376,905
6.42%	Altria Group, Inc.	4,050,700	199,578
	Coca-Cola Co.	4,708,400	198,789
	CVS/Caremark Corp.	1,670,000	160,838
	Other securities		691,493
			1,627,603

Telecommunication	Verizon Communications Inc.	6,731,501	314,900
services	Other securities		93,754
1.61%			408,654

Utilities	Sempra Energy	1,455,000	162,029
0.97%	Other securities		83,936
			245,965

Miscellaneous	Other common stocks in initial period of acquisition		1,265,338
4.99%	Total common stocks (cost: $15,610,703,000)		23,233,940

Rights & warrants 0.02%
Consumer	Other securities		3,633
discretionary	Total rights & warrants (cost: $3,908,000)		3,633
0.02%

Convertible stocks 0.04%
Financials	Other securities		9,007
0.04%	Total convertible stocks (cost: $6,000,000)		9,007

Convertible bonds 0.12%		Principal amount (000)
Information	Other securities		30,961
technology	Total convertible bonds (cost: $27,669,000)		30,961
0.12%

Bonds, notes & other debt instruments 0.17%
Corporate bonds & notes 0.11%
Other	Other securities		27,682
0.11%

U.S. Treasury bonds & notes 0.06%
U.S. Treasury	Other securities		14,935
0.06%	Total bonds, notes & other debt instruments (cost: $40,155,000)		42,617

American Funds Insurance Series

Growth-Income Fund

Short-term securities 8.10%	Principal amount (000)	Value (000)
Apple Inc. 0.13% due 1/8/2015[2]	$17,200	$17,200
Coca-Cola Co. 0.10%–0.19% due 1/15/2015–5/8/2015[2]	117,800	117,760
Fannie Mae 0.07%–0.15% due 3/2/2015–10/5/2015	183,900	183,795
Federal Home Loan Bank 0.05%–0.17% due 1/14/2015–10/5/2015	585,200	585,112
Freddie Mac 0.09%–0.17% due 1/6/2015–11/3/2015	321,800	321,632
Other securities		830,643
Total short-term securities (cost: $2,056,061,000)		2,056,142

Total investment securities 100.05% (cost: $17,744,496,000)		25,376,300
Other assets less liabilities (0.05)%		(12,752)
Net assets 100.00%		$25,363,548

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,838,773,000, which represented 7.25% of the net assets of the fund. This amount includes $1,759,866,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. One of the securities in “Other securities” (with a value of $9,007,000, a cost of $6,000,000, and which represented .04% of the net assets of the fund) was acquired on 6/28/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $698,638,000, which represented 2.75% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio December 31, 2014

Common stocks 90.06%		Shares	Value (000)
Financials	Prudential PLC[1]	1,049,574	$24,153
23.43%	Aviva PLC[1]	2,081,000	15,593
	Wharf (Holdings) Ltd.[1]	2,071,000	14,872
	Siam Commercial Bank PCL[1]	2,665,000	14,724
	Barclays PLC[1]	3,872,500	14,559
	BNP Paribas SA1	233,700	13,733
	St. James’s Place PLC[1]	1,048,000	13,170
	Cheung Kong (Holdings) Ltd.[1]	610,000	10,179
	Banco Bilbao Vizcaya Argentaria, SA1	635,533	5,981
	Banco Bilbao Vizcaya Argentaria, SA (ADR)	320,944	3,014
	Axis Bank Ltd.[1]	906,000	7,158
	Mitsubishi UFJ Financial Group, Inc.[1]	1,205,000	6,605
	Toronto-Dominion Bank	113,000	5,399
	Other securities		87,074
			236,214

Utilities	EDP - Energias de Portugal, SA1	8,130,084	31,443
12.75%	SSE PLC[1]	1,056,225	26,516
	Fortum Oyj[1]	865,793	18,709
	National Grid PLC[1]	1,044,870	14,895
	ENDESA, SA1	650,236	12,915
	Power Assets Holdings Ltd.[1]	1,013,000	9,786
	PT Perusahaan Gas Negara (Persero) Tbk[1]	15,009,239	7,230
	Other securities		7,034
			128,528

Consumer	H & M Hennes & Mauritz AB, Class B1	460,700	19,111
discretionary	HUGO BOSS AG1	84,900	10,423
12.30%	Numericable Group SA, non-registered shares[1,2]	210,435	10,377
	L’Occitane International SA1	2,840,000	7,147
	Other securities		76,912
			123,970

Consumer staples	Philip Morris International Inc.	348,000	28,345
10.81%	British American Tobacco PLC[1]	292,400	15,887
	Imperial Tobacco Group PLC[1]	317,000	13,882
	Japan Tobacco Inc.[1]	396,600	10,890
	CALBEE, Inc.[1]	284,400	9,818
	Nestlé SA1	124,000	9,089
	Other securities		21,093
			109,004

Health care	Novartis AG1	393,870	36,223
10.60%	Glenmark Pharmaceuticals Ltd.[1]	1,180,000	14,351
	Orion Oyj, Class B1	429,600	13,337
	Sonic Healthcare Ltd.[1]	618,000	9,281
	Other securities		33,667
			106,859

Industrials	easyJet PLC[1]	580,489	14,983
7.83%	ASSA ABLOY AB, Class B1	206,800	10,929
	Ryanair Holdings PLC (ADR)[2]	106,000	7,555
	BAE Systems PLC[1]	1,000,000	7,300

American Funds Insurance Series

International Growth and Income Fund

Common stocks		Shares	Value (000)
	Rolls-Royce Holdings PLC[1,2]	525,000	$7,072
	Jardine Matheson Holdings Ltd.[1]	115,000	6,998
	Other securities		24,117
			78,954

Energy	Royal Dutch Shell PLC, Class A (GBP denominated)[1]	389,000	12,894
4.48%	Veresen Inc.	692,000	10,936
	BP PLC[1]	1,336,800	8,488
	Other securities		12,813
			45,131

Materials	Syngenta AG1	29,080	9,338
3.18%	Fortescue Metals Group Ltd.[1]	3,175,000	6,997
	Other securities		15,779
			32,114

Telecommunication	China Mobile Ltd.[1]	700,000	8,223
services	Other securities		23,551
3.15%			31,774

Information	Delta Electronics, Inc.[1]	1,380,760	8,204
technology	Other securities		7,249
1.53%			15,453
	Total common stocks (cost: $865,333,000)		908,001

Rights & warrants 0.01%
Financials	Other securities		61
0.01%	Total rights & warrants (cost: $62,000)		61

Convertible bonds 0.25%		Principal amount (000)
Financials	Other securities		2,556
0.25%	Total convertible bonds (cost: $2,560,000)		2,556

Bonds, notes & other debt instruments 0.92%
Corporate bonds & notes 0.54%
Telecommunication	Numericable Group SA, First Lien, 6.00% 2022[3]	$950	956
services	Other securities		2,723
0.36%			3,679

Other	Other securities		1,782
0.18%	Total corporate bonds & notes		5,461

Bonds & notes of governments & government agencies outside the U.S. 0.38%
	Other securities		3,795
	Total bonds, notes & other debt instruments (cost: $10,167,000)		9,256

American Funds Insurance Series

International Growth and Income Fund

Short-term securities 8.39%	Principal amount (000)	Value (000)
ExxonMobil Corp. 0.14% due 3/2/2015	$13,100	$13,097
Federal Home Loan Bank 0.04% due 1/6/2015	10,000	10,000
Freddie Mac 0.08% due 2/25/2015	10,000	10,000
General Electric Co. 0.10% due 1/2/2015	7,700	7,700
Mitsubishi UFJ Trust and Banking Corp. 0.14% due 1/13/2015[3]	5,000	4,999
Siemens Capital Co. LLC 0.11% due 1/5/2015[3]	15,000	15,000
Toronto-Dominion Holdings USA Inc. 0.14% due 1/16/2015[3]	23,800	23,799
Total short-term securities (cost: $84,594,000)		84,595

Total investment securities 99.63% (cost: $962,716,000)		1,004,469
Other assets less liabilities 0.37%		3,741
Net assets 100.00%		$1,008,210

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $824,121,000, which represented 81.74% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $46,348,000, which represented 4.60% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

GBP = British pounds

See Notes to Financial Statements

American Funds Insurance Series

Capital Income Builder

Summary investment portfolio December 31, 2014

Common stocks 81.31%		Shares	Value (000)
Consumer staples	Altria Group, Inc.	48,910	$2,410
12.90%	Philip Morris International Inc.	25,375	2,067
	Coca-Cola Co.	31,745	1,340
	Unilever PLC[1]	25,710	1,044
	Japan Tobacco Inc.[1]	28,100	772
	Other securities		2,060
			9,693

Financials	Sampo Oyj, Class A1	32,009	1,501
11.39%	Swedbank AB, Class A1	39,771	990
	BB&T Corp.	22,080	859
	Mercury General Corp.	12,410	703
	CME Group Inc., Class A	7,595	673
	HSBC Holdings PLC (GBP denominated)[1]	69,820	660
	Wells Fargo & Co.	11,700	641
	Other securities		2,533
			8,560

Health care	Novartis AG1	19,363	1,781
10.49%	AstraZeneca PLC[1]	13,950	981
	AstraZeneca PLC (ADR)	8,490	598
	Pfizer Inc.	45,480	1,417
	GlaxoSmithKline PLC[1]	43,700	935
	Bristol-Myers Squibb Co.	14,285	843
	Other securities		1,327
			7,882

Utilities	National Grid PLC[1]	109,300	1,558
9.46%	SSE PLC[1]	55,070	1,383
	Red Eléctrica Corporación, SA1	8,075	709
	Duke Energy Corp.	8,450	706
	Other securities		2,753
			7,109

Telecommunication	Verizon Communications Inc.	30,770	1,440
services	HKT Trust and HKT Ltd., units[1]	1,004,340	1,307
9.41%	Singapore Telecommunications Ltd.[1]	290,000	851
	CenturyLink, Inc.	18,365	727
	Swisscom AG1	1,281	673
	AT&T Inc.	18,380	617
	Other securities		1,459
			7,074

Consumer	Daimler AG1	12,371	1,032
discretionary	Leggett & Platt, Inc.	17,690	754
6.76%	Greene King PLC[1]	64,220	745
	AB Electrolux, Series B1	20,760	609
	SES SA, Class A (FDR)[1]	15,367	551
	Other securities		1,393
			5,084

American Funds Insurance Series

Capital Income Builder

Common stocks (continued)		Shares	Value (000)
Energy	Royal Dutch Shell PLC, Class B1	33,360	$1,146
6.70%	ConocoPhillips	11,915	823
	Enbridge Inc.	12,370	636
	Crescent Point Energy Corp.	25,530	591
	Exxon Mobil Corp.	4,600	425
	Other securities		1,418
			5,039

Information	Microsoft Corp.	36,160	1,680
technology	VTech Holdings Ltd.[1]	58,600	838
6.33%	Texas Instruments Inc.	11,030	590
	Xilinx, Inc.	12,940	560
	Paychex, Inc.	12,010	554
	Other securities		538
			4,760

Industrials	Siemens AG1	6,464	733
4.10%	Lockheed Martin Corp.	3,655	704
	Other securities		1,643
			3,080

Materials	Dow Chemical Co.	16,715	762
3.13%	Amcor Ltd.[1]	58,498	644
	Other securities		949
			2,355

Miscellaneous	Other common stocks in initial period of acquisition		477
0.64%	Total common stocks (cost: $62,169,000)		61,113

Bonds, notes & other debt instruments 15.53%		Principal amount (000)
Mortgage-backed obligations 5.90%
Commercial	Other securities		2,275
mortgage-backed
securities
3.03%

Federal agency	Government National Mortgage Assn. 4.36%–6.86% 2059–2063[2]	$1,994	2,158
mortgage-backed	Total mortgage-backed obligations		4,433
obligations
2.87%

U.S. Treasury bonds & notes 4.74%
U.S. Treasury	U.S. Treasury 3.50% 2020	1,450	1,582
2.78%	U.S. Treasury 2.75%–3.63% 2019–2023	480	511
			2,093

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	1,400	1,355
inflation-protected	U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	102	116
securities			1,471
1.96%	Total U.S. Treasury bonds & notes		3,564

American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Corporate bonds & notes 3.35%
Financials	Wells Fargo & Co. 5.625% 2017	$100	$111
1.09%	Other securities		708
			819

Telecommunication	Verizon Communications Inc. 5.50% 2018	100	111
services
0.15%

Other	Other securities		1,586
2.11%	Total corporate bonds & notes		2,516

Asset-backed obligations 1.54%
	Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2015[2]	850	859
	Other securities		301
	Total asset-backed obligations		1,160
	Total bonds, notes & other debt instruments (cost: $11,676,000)		11,673

Short-term securities 2.79%
	ExxonMobil Corp. 0.08% due 1/27/2015	1,000	1,000
	General Electric Co. 0.10% due 1/2/2015	1,100	1,100
	Total short-term securities (cost: $2,100,000)		2,100

	Total investment securities 99.63% (cost: $75,945,000)		74,886
	Other assets less liabilities 0.37%		280
	Net assets 100.00%		$75,166

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $32,245,000, which represented 42.90% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

GBP = British pounds

See Notes to Financial Statements

American Funds Insurance Series

Asset Allocation Fund

Summary investment portfolio December 31, 2014

Common stocks 67.47%		Shares	Value (000)
Information	Microsoft Corp.	14,225,000	$660,751
technology	ASML Holding NV (New York registered)	2,162,000	233,128
11.11%	KLA-Tencor Corp.	2,500,000	175,800
	Texas Instruments Inc.	3,000,000	160,395
	VeriSign, Inc.[1]	2,675,000	152,475
	Autodesk, Inc.[1]	2,000,000	120,120
	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,000,000	111,900
	Cisco Systems, Inc.	4,000,000	111,260
	Other securities		225,518
			1,951,347

Consumer	Comcast Corp., Class A	7,100,000	411,871
discretionary	Amazon.com, Inc.[1]	1,065,000	330,523
10.81%	Home Depot, Inc.	2,405,000	252,453
	Twenty-First Century Fox, Inc., Class A	4,750,000	182,424
	VF Corp.	1,800,000	134,820
	Gentex Corp.	3,500,000	126,455
	General Motors Co.	3,500,000	122,185
	Walt Disney Co.	1,150,000	108,318
	Other securities		230,037
			1,899,086

Financials	ACE Ltd.	2,620,000	300,986
10.01%	JPMorgan Chase & Co.	4,750,000	297,255
	American Express Co.	2,400,000	223,296
	Citigroup Inc.	2,750,000	148,802
	Other securities		787,221
			1,757,560

Industrials	Lockheed Martin Corp.	2,115,000	407,286
8.00%	Boeing Co.	1,720,000	223,566
	Cummins Inc.	1,230,000	177,329
	Other securities		597,090
			1,405,271

Health care	Merck & Co., Inc.	6,350,000	360,616
7.29%	Johnson & Johnson	2,075,000	216,983
	UnitedHealth Group Inc.	1,500,000	151,635
	Incyte Corp.[1]	2,000,000	146,220
	Pfizer Inc.	4,210,000	131,141
	Other securities		274,200
			1,280,795

Energy	Chevron Corp.	1,625,000	182,292
7.19%	Noble Energy, Inc.	3,600,000	170,748
	Chesapeake Energy Corp.	7,700,000	150,689
	Concho Resources Inc.[1]	1,238,816	123,572
	Other securities		635,568
			1,262,869

American Funds Insurance Series

Asset Allocation Fund

Common stocks		Shares	Value (000)
Materials	FMC Corp.	3,250,000	$185,347
4.84%	Dow Chemical Co.	2,500,000	114,025
	Potash Corp. of Saskatchewan Inc.	3,100,000	109,492
	Monsanto Co.	900,000	107,523
	Other securities		333,446
			849,833

Consumer staples	Coca-Cola Co.	3,440,000	145,237
4.62%	Philip Morris International Inc.	1,750,000	142,537
	Unilever NV (New York registered)	3,445,000	134,493
	Other securities		389,451
			811,718

Other	Other securities		169,946
0.98%

Miscellaneous	Other common stocks in initial period of acquisition		460,600
2.62%	Total common stocks (cost: $8,330,362,000)		11,849,025

Convertible stocks 0.06%
Industrials	Other securities		10,915
0.06%	Total convertible stocks (cost: $15,028,000)		10,915

Bonds, notes & other debt instruments 25.00%		Principal amount (000)
U.S. Treasury bonds & notes 10.96%
U.S. Treasury	U.S. Treasury 0.25% 2015	$236,000	236,156
7.99%	U.S. Treasury 0.625% 2018	143,000	140,129
	U.S. Treasury 1.50% 2019	400,000	400,220
	U.S. Treasury 2.75% 2024	130,000	136,764
	U.S. Treasury 0.88%–7.25% 2015–2044[2]	471,000	488,834
			1,402,103

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	179,108	180,727
inflation-protected	U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	194,373	222,160
securities	U.S. Treasury Inflation-Protected Security 0.13%–0.75% 2019–2043[3]	121,033	119,233
2.97%			522,120
	Total U.S. Treasury bonds & notes		1,924,223

Corporate bonds & notes 7.77%
Financials	JPMorgan Chase & Co. 1.35%–3.88% 2017–2024	13,515	13,555
1.41%	Other securities		234,398
			247,953

Consumer	21st Century Fox America, Inc. 3.70% 2024[4]	6,000	6,184
discretionary	Amazon.com, Inc. 4.80% 2034	6,000	6,294
0.68%	Comcast Corp. 4.75%–5.65% 2035–2044	7,250	8,330
	Home Depot, Inc. 2.00% 2019	5,500	5,519
	Other securities		92,983
			119,310

American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Other	Other securities		$998,144
5.68%	Total corporate bonds & notes		1,365,407

Mortgage-backed obligations 4.13%
Federal agency	Fannie Mae 4.00% 2045[5,6]	$108,000	114,939
mortgage-backed	Fannie Mae 0%–7.50% 2021–2047[5,6,7]	385,476	415,587
obligations	Freddie Mac 4.00%–6.50% 2023–2043[5,7]	45,257	49,208
3.48%	Other securities		31,480
			611,214

Other	Other securities		113,757
0.65%	Total mortgage-backed obligations		724,971

Federal agency bonds & notes 1.57%
	Fannie Mae 0.50%–3.51% 2015–2024[5,7]	133,772	136,018
	Freddie Mac 0.75%–3.24% 2016–2024[5,7]	136,579	138,100
	Other securities		1,589
	Total federal agency bonds & notes		275,707

Other bonds & notes 0.57%
	Other securities		99,674
	Total bonds, notes & other debt instruments (cost: $4,354,101,000)		4,389,982

Short-term securities 9.63%
	Chariot Funding, LLC 0.22% due 4/23/2015[4]	15,000	14,991
	Chevron Corp. 0.10%–0.14% due 1/21/2015–4/10/2015[4]	96,400	96,387
	Coca-Cola Co. 0.17% due 4/23/2015[4]	40,000	39,981
	Fannie Mae 0.07%–0.11% due 1/5/2015–5/18/2015	311,100	311,051
	Federal Home Loan Bank 0.06%–0.16% due 1/22/2015–7/31/2015	524,700	524,591
	Freddie Mac 0.07%–0.18% due 2/4/2015–11/3/2015	293,600	293,514
	Other securities		410,968
	Total short-term securities (cost: $1,691,354,000)		1,691,483

	Total investment securities 102.16% (cost: $14,390,845,000)		17,941,405
	Other assets less liabilities (2.16)%		(378,537)
	Net assets 100.00%		$17,562,868

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $394,040,000, which represented 2.24% of the net assets of the fund. This amount includes $364,386,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Some securities in “Other securities” (with an aggregate value of $5,692,000, an aggregate cost of $27,620,000, and which represented .03% of the net assets of the fund) were acquired from 3/10/2010 to 3/15/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $59,567,000, which represented ..34% of the net assets of the fund.

American Funds Insurance Series

Asset Allocation Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $411,714,000 over the prior seven-month period.

						Unrealized
						(depreciation)
					Notional	appreciation
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.7885%	9/29/2016	$118,000	$ (35)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.485	7/17/2018	200,000	(220)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.929	9/29/2019	80,000	778
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6365	10/16/2019	124,000	(513)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.652	9/29/2024	26,000	(902)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.402	6/23/2044	45,000	(6,755)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.945	10/16/2044	28,000	(1,480)
						$(9,127)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $10,940,000, which represented .06% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $839,403,000, which represented 4.78% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	A portion or all of the security purchased on a TBA basis.
[7]	Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts

TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series

Global Balanced Fund

Summary investment portfolio December 31, 2014

Common stocks 60.73%		Shares	Value (000)
Industrials	Cummins Inc.	19,200	$2,768
10.43%	General Electric Co.	93,700	2,368
	KONE Oyj, Class B1	49,600	2,253
	Boeing Co.	17,000	2,210
	BAE Systems PLC[1]	284,400	2,076
	Robert Half International Inc.	30,000	1,751
	Schneider Electric SE1	20,000	1,453
	Rolls-Royce Holdings PLC[1,2]	105,045	1,415
	Other securities		6,222
			22,516

Financials	Link Real Estate Investment Trust[1]	429,509	2,681
9.76%	Banco Santander, SA1,2	306,406	2,562
	ORIX Corp.[1]	182,000	2,275
	AIA Group Ltd.[1]	380,000	2,092
	JPMorgan Chase & Co.	32,700	2,046
	Bankia, SA1,2	1,179,000	1,748
	Deutsche Bank AG1	51,750	1,564
	Wells Fargo & Co.	24,000	1,316
	Sumitomo Mitsui Financial Group, Inc.[1]	13,500	488
	Other securities		4,280
			21,052

Consumer staples	Nestlé SA1	40,240	2,950
8.45%	Pernod Ricard SA1	22,220	2,464
	Lorillard, Inc.	33,900	2,134
	British American Tobacco PLC[1]	35,950	1,953
	Altria Group, Inc.	31,000	1,527
	SABMiller PLC[1]	28,500	1,475
	Costco Wholesale Corp.	10,170	1,441
	Other securities		4,281
			18,225

Information	ASML Holding NV1	47,969	5,139
technology	Microsoft Corp.	103,000	4,784
8.14%	Murata Manufacturing Co., Ltd.[1]	12,600	1,376
	Taiwan Semiconductor Manufacturing Co. Ltd.[1]	300,000	1,324
	Other securities		4,950
			17,573

Health care	Merck & Co., Inc.	79,120	4,493
6.43%	Novartis AG1	27,860	2,562
	Humana Inc.	12,780	1,836
	Other securities		4,976
			13,867

Consumer	Comcast Corp., Class A	49,930	2,897
discretionary	Home Depot, Inc.	21,030	2,208
6.38%	SES SA, Class A (FDR)[1]	53,700	1,926
	HUGO BOSS AG1	12,600	1,547
	Tiffany & Co.	12,600	1,346
	Other securities		3,839
			13,763

American Funds Insurance Series

Global Balanced Fund

Common stocks		Shares	Value (000)
Energy	Royal Dutch Shell PLC, Class B1	71,220	$2,447
3.39%	Chevron Corp.	13,030	1,462
	ConocoPhillips	18,906	1,305
	Other securities		2,092
			7,306

Materials	MeadWestvaco Corp.	34,000	1,509
3.19%	Dow Chemical Co.	33,000	1,505
	Other securities		3,876
			6,890

Telecommunication	Other securities		3,051
services
1.41%

Utilities	EDP - Energias de Portugal, SA1	625,000	2,417
1.12%

Miscellaneous	Other common stocks in initial period of acquisition		4,379
2.03%	Total common stocks (cost: $110,011,000)		131,039

Preferred securities 0.08%
Financials	Other securities		166
0.08%	Total preferred securities (cost: $150,000)		166

Convertible bonds 0.41%		Principal amount (000)
Consumer staples	Other securities			873
0.41%	Total convertible bonds (cost: $1,198,000)			873

Bonds, notes & other debt instruments 30.38%
Bonds & notes of governments & government agencies outside the U.S. 13.58%
	German Government 2.00%–4.25% 2016–2044		€1,815	2,543
	Spanish Government 4.00% 2018[3]		$500	527
	Spanish Government 2.75%–5.40% 2023–2024		€1,160	1,715
	United Kingdom 1.25%–5.00% 2015–2046		£2,480	4,308
	United Mexican States Government Global 3.60% 2025		$200	200
	United Mexican States Government 2.00%–10.00% 2015–2040[4]	MXN	39,899	3,063
	Other securities			16,943
				29,299

U.S. Treasury bonds & notes 6.96%
U.S. Treasury	U.S. Treasury 1.625% 2019		$1,925	1,930
5.20%	U.S. Treasury 0.63%–4.38% 2015–2044		9,128	9,279
				11,209

American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.13%–2.38% 2017–2044[4]	$3,728	$3,800
inflation-protected	Total U.S. Treasury bonds & notes		15,009
securities
1.76%

Corporate bonds & notes 6.79%
Financials	JPMorgan Chase & Co. 3.25% 2022	28	28
1.96%	JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated)[5]	135	143
	Other securities		4,047
			4,218

Health care	Novartis Capital Corp. 2.90%–3.40% 2015–2024	150	154
0.83%	Novartis Securities Investment Ltd. 5.125% 2019	25	28
	Other securities		1,615
			1,797

Consumer staples	Pernod Ricard SA 4.45% 2022[3]	150	161
0.60%	Other securities		1,125
			1,286

Industrials	Boeing Company 0.95% 2018	45	44
0.45%	General Electric Capital Corp. 2.30%–3.15% 2017–2023	315	321
	General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)[5]	100	117
	Other securities		490
			972

Consumer	Comcast Corp. 4.65% 2042	75	82
discretionary	Other securities		786
0.40%			868

Other	Other securities		5,506
2.55%	Total corporate bonds & notes		14,647

Mortgage-backed obligations 3.05%
Federal agency	Fannie Mae 3.50% 2045[6,7]	1,625	1,689
mortgage-backed	Fannie Mae 4.00% 2045[6,7]	1,825	1,942
obligations	Fannie Mae 2.50%–5.00% 2028–2045[6,7]	2,515	2,688
2.93%			6,319

American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Commercial	Other securities		$262
mortgage-backed	Total mortgage-backed obligations		6,581
securities	Total bonds, notes & other debt instruments (cost: $66,396,000)		65,536
0.12%

Short-term securities 10.52%
	Federal Home Loan Bank 0.10% due 2/20/2015	$6,500	6,500
	Freddie Mac 0.05% due 1/9/2015	5,900	5,900
	General Electric Co. 0.10% due 1/2/2015	3,300	3,300
	Sumitomo Mitsui Banking Corp. 0.12% due 1/13/2015[3]	3,000	3,000
	Victory Receivables Corp. 0.16% due 1/5/2015[3]	4,000	4,000
	Total short-term securities (cost: $22,699,000)		22,700

	Total investment securities 102.12% (cost: $200,454,000)		220,314
	Other assets less liabilities (2.12)%		(4,565)
	Net assets 100.00%		$215,749

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $8,176,000 over the prior 12-month period.

					Unrealized
					(depreciation)
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 12/31/2014
	date	Counterparty	(000)	(000)	(000)
Purchases:
Euros	2/12/2015	HSBC Bank	€349	$434	$(12)
Japanese yen	1/13/2015	HSBC Bank	¥86,626	$727	(3)
Japanese yen	1/15/2015	HSBC Bank	¥147,249	$1,233	(3)
Japanese yen	1/22/2015	UBS AG	¥58,364	$496	(9)
Japanese yen	1/27/2015	UBS AG	¥34,916	$300	(9)
Japanese yen	1/28/2015	UBS AG	¥21,209	$180	(3)
					$(39)
Sales:
British pounds	1/9/2015	Bank of America, N.A.	$273	£175	— [8]
British pounds	1/12/2015	Bank of America, N.A.	$313	£200	2
British pounds	1/15/2015	HSBC Bank	$817	£520	6
British pounds	1/23/2015	Barclays Bank PLC	€255	£200	(3)
Colombian pesos	1/13/2015	Citibank	$52	COP122,625	— [8]
Colombian pesos	1/23/2015	JPMorgan Chase	$189	COP464,100	(6)
Euros	1/27/2015	UBS AG	¥43,702	€300	2
Euros	1/29/2015	Bank of America, N.A.	¥58,619	€400	5
Indonesian rupiah	1/8/2015	JPMorgan Chase	$122	IDR1,506,300	1
Japanese yen	1/8/2015	JPMorgan Chase	$1,579	¥189,000	1
Mexican pesos	1/28/2015	Citibank	$225	MXN3,275	3

American Funds Insurance Series

Global Balanced Fund

					Unrealized
					(depreciation)
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 12/31/2014
	date	Counterparty	(000)	(000)	(000)
Mexican pesos	1/29/2015	Bank of America, N.A.	$143	MXN 2,100	$ — [8]
Norwegian kroner	1/9/2015	HSBC Bank	$139	NKr 1,000	5
Norwegian kroner	1/14/2015	HSBC Bank	€87	NKr 750	4
Norwegian kroner	1/14/2015	Bank of America, N.A.	€124	NKr 1,100	3
Norwegian kroner	1/15/2015	HSBC Bank	$247	NKr 1,800	5
Norwegian kroner	1/22/2015	HSBC Bank	€194	NKr 1,800	(7)
Norwegian kroner	1/23/2015	UBS AG	€199	NKr 1,800	— [8]
Polish zloty	1/22/2015	JPMorgan Chase	$459	PLN 1,550	22
Polish zloty	1/27/2015	JPMorgan Chase	€556	PLN 2,350	11
Russian rubles	1/14/2015	Citibank	$13	RUB 750	1
Russian rubles	1/16/2015	JPMorgan Chase	$232	RUB 12,625	26
South African rand	1/23/2015	UBS AG	$42	ZAR 500	(1)
South African rand	1/28/2015	HSBC Bank	$184	ZAR 2,150	(1)
Swedish kronor	1/12/2015	Bank of America, N.A.	$79	SKr 600	2
Swedish kronor	1/14/2015	Citibank	$795	SKr5,900	38
					$119
Forward currency contracts — net					$ 80

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $69,790,000, which represented 32.35% of the net assets of the fund. This amount includes $69,262,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $10,322,000, which represented 4.78% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	A portion or all of the security purchased on a TBA basis.
[8]	Amount less than one thousand.

Key to abbreviations and symbols

FDR = Fiduciary Depositary Receipts

TBA = To be announced

COP = Colombian pesos

€ = Euros

£ = British pounds

IDR = Indonesian rupiah

¥ = Japanese yen

MXN = Mexican pesos

NKr = Norwegian kroner

PLN = Polish zloty

RUB = Russian rubles

SKr = Swedish kronor

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series

Bond Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 95.74%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 37.80%
U.S. Treasury	U.S. Treasury 7.50% 2016	$35,000	$39,468
30.56%	U.S. Treasury 0.75% 2017[1]	109,229	108,819
	U.S. Treasury 8.75% 2017	50,000	59,313
	U.S. Treasury 1.25% 2018	218,100	216,702
	U.S. Treasury 1.375% 2018	108,000	108,110
	U.S. Treasury 1.50% 2018	86,875	87,289
	U.S. Treasury 1.50% 2019	185,000	183,822
	U.S. Treasury 1.50% 2019	178,755	177,602
	U.S. Treasury 1.50% 2019	43,000	43,024
	U.S. Treasury 1.625% 2019	310,000	310,825
	U.S. Treasury 1.625% 2019	152,750	152,910
	U.S. Treasury 1.625% 2019	152,625	152,875
	U.S. Treasury 1.75% 2019	155,320	156,205
	U.S. Treasury 1.125% 2020	67,300	65,381
	U.S. Treasury 1.25% 2020	44,425	43,488
	U.S. Treasury 1.375% 2020	68,250	66,979
	U.S. Treasury 8.75% 2020	40,000	55,000
	U.S. Treasury 2.125% 2021	55,000	55,560
	U.S. Treasury 2.00% 2023	44,809	44,613
	U.S. Treasury 2.25% 2024	96,985	97,682
	U.S. Treasury 2.375% 2024	180,000	183,290
	U.S. Treasury 2.75% 2024	40,050	42,134
	U.S. Treasury 6.125% 2027	25,000	35,598
	U.S. Treasury 3.625% 2043	75,400	88,713
	U.S. Treasury 3.00% 2044	88,679	93,189
	U.S. Treasury 0.63%–7.63% 2016–2044[1]	244,420	256,374
			2,924,965

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.50% 2015[2]	41,286	40,750
inflation-protected	U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	150,739	149,387
securities	U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	74,152	71,752
7.24%	U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	189,641	191,355
	U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	172,855	197,385
	U.S. Treasury Inflation-Protected Security 0.13%–2.39% 2015–2026[2]	41,454	42,011
			692,640
	Total U.S. Treasury bonds & notes		3,617,605

Corporate bonds & notes 29.87%
Financials	Other securities		707,917
7.40%

Consumer staples	Coca-Cola Co. 1.50%–3.15% 2015–2020	14,395	14,771
2.90%	Other securities		262,865
			277,636

Industrials	Volvo Treasury AB 5.95% 2015[3]	34,000	34,398
1.88%	Other securities		145,325
			179,723

Other	Other securities		1,693,862
17.69%	Total corporate bonds & notes		2,859,138

American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations 21.46%
Federal agency	Fannie Mae 3.50% 2045[4,5]	$135,000	$140,670
mortgage-backed	Fannie Mae 3.50% 2045[4,5]	75,000	77,945
obligations	Fannie Mae 4.00% 2045[4,5]	215,000	228,814
17.61%	Fannie Mae 4.50% 2045[4,5]	446,334	483,618
	Fannie Mae 4.50% 2045[4,5]	377,845	410,116
	Fannie Mae 1.77%–9.44% 2023–2044[4,6]	113,216	123,516
	Freddie Mac 0%–5.50% 2033–2044[4,6]	55,840	61,273
	Government National Mortgage Assn. 4.00% 2044[4]	131,804	141,621
	Government National Mortgage Assn. 4.00%–4.50% 2040–2044[4]	16,726	18,038
			1,685,611

Other	Other securities		367,736
3.85%	Total mortgage-backed obligations		2,053,347

Bonds & notes of governments & government agencies outside the U.S. 3.51%
	Spanish Government 5.15% 2044	€26,750	46,332
	Other securities		289,915
			336,247

Federal agency bonds & notes 1.89%
	Fannie Mae 1.25%–5.38% 2016–2024	$24,990	25,428
	Freddie Mac 1.25% 2019	44,500	43,623
	Freddie Mac 0.50%–3.53% 2015–2023[4,6]	45,025	45,972
	Other securities		65,826
			180,849

Municipals 0.90%
	State of California, Various Purpose G.O. Bonds, 7.60% 2040	22,040	35,015
	Other securities		51,002
			86,017

Asset-backed obligations 0.31%
	Other securities		29,616
	Total bonds, notes & other debt instruments (cost: $9,020,873,000)		9,162,819

Convertible bonds 0.01%
Financials	Other securities		1,311
0.01%	Total convertible bonds (cost: $1,333,000)		1,311

Preferred securities 0.03%		Shares
Financials	Other securities		1,658
0.02%

Miscellaneous	Other preferred securities in initial period of acquisition		628
0.01%	Total preferred securities (cost: $2,180,000)		2,286

American Funds Insurance Series

Bond Fund

			Value
Common stocks 0.00%		Shares	(000)
Consumer	Other securities		$6
discretionary	Total common stocks (cost: $2,376,000)		6
0.00%

Short-term securities 17.20%		Principal amount (000)
	Abbott Laboratories 0.09%–0.12% due 1/7/2015–3/4/2015[3]	$101,700	101,687
	Chevron Corp. 0.10%–0.12% due 1/12/2015–2/24/2015[3]	39,900	39,895
	Coca-Cola Co. 0.13%–0.20% due 2/6/2015–5/8/2015[3]	135,000	134,943
	Emerson Electric Co. 0.09%–0.10% due 1/7/2015–3/2/2015[3]	52,200	52,193
	Fannie Mae 0.07%–0.12% due 1/14/2015–6/1/2015	143,800	143,776
	Federal Farm Credit Banks 0.11%–0.13% due 6/11/2015–7/17/2015	42,300	42,271
	Federal Home Loan Bank 0.08%–0.17% due 1/14/2015–11/4/2015	351,900	351,764
	Freddie Mac 0.06%–0.15% due 1/20/2015–7/23/2015	518,000	517,872
	Microsoft Corp. 0.10% due 2/2/2015[3]	62,900	62,896
	Private Export Funding Corp. 0.15% due 1/7/2015[3]	44,800	44,799
	U.S. Treasury Bills 0.13% due 6/25/2015	20,500	20,493
	Other securities		133,672
	Total short-term securities (cost: $1,646,155,000)		1,646,261

	Total investment securities 112.98% (cost: $10,672,917,000)		10,812,683
	Other assets less liabilities (12.98)%		(1,242,063)
	Net assets 100.00%		$9,570,620

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $430,000, which represented less than .01% of the net assets of the fund. One of these securities (with a value of $0, a cost of $2,194,000, and which represented less than .01% of the net assets of the fund) was acquired from 12/7/2011 to 12/31/2011 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of such loans was $44,343,000, which represented .46% of the net assets of the fund.

American Funds Insurance Series

Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $174,267,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation
	Settlement		Receive	Deliver	at 12/31/2014
	date	Counterparty	(000)	(000)	(000)
Purchases:
Euros	1/26/2015	HSBC Bank	$11,036	€9,000	$ 142
Euros	1/28/2015	HSBC Bank	$34,827	€28,060	863
					$1,005
Sales:
British pounds	1/8/2015	UBS AG	$9,782	£6,240	57
Euros	1/8/2015	JPMorgan Chase	$84,403	€68,450	1,568
Euros	1/12/2015	Citibank	$9,327	€7,500	250
Euros	1/22/2015	Barclays Bank PLC	$6,145	€5,000	93
Euros	1/29/2015	UBS AG	$8,653	€7,100	59
Euros	1/29/2015	UBS AG	$8,644	€7,100	50
Euros	2/6/2015	JPMorgan Chase	$6,160	€4,906	221
Mexican pesos	2/23/2015	HSBC Bank	$21,122	MXN289,600	1,559
					$3,857
Forward currency contracts — net					$4,862

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $1,019,242,000 over the prior 12-month period.

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.799%	12/17/2016	$7,500	$11
Pay	LCH.Clearnet	3-month USD-LIBOR	0.8	12/19/2016	10,000	14
Pay	LCH.Clearnet	3-month USD-LIBOR	1.132	8/26/2017	479	— [7]
Pay	LCH.Clearnet	3-month USD-LIBOR	1.138	8/27/2017	1,000	1
Pay	LCH.Clearnet	3-month USD-LIBOR	1.1625	9/2/2017	155,000	35
Pay	LCH.Clearnet	3-month USD-LIBOR	1.0545	10/16/2017	1,000	4
Pay	LCH.Clearnet	3-month USD-LIBOR	1.1375	11/6/2017	440,000	1,210
Receive	LCH.Clearnet	3-month USD-LIBOR	1.0635	12/3/2017	15,000	(86)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.2125	12/16/2017	250,000	458
Pay	LCH.Clearnet	3-month USD-LIBOR	1.607	8/1/2018	50,000	(249)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.39925	12/30/2018	180,000	457
Receive	LCH.Clearnet	3-month USD-LIBOR	2.33	12/31/2018	169,400	205
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8065	7/29/2019	240,000	1,305
Receive	LCH.Clearnet	3-month USD-LIBOR	1.959	9/26/2019	500	6
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7285	10/10/2019	5,200	2
Pay	LCH.Clearnet	3-month USD-LIBOR	1.584	10/22/2019	2,100	14
Receive	LCH.Clearnet	3-month USD-LIBOR	1.619	10/24/2019	80,000	(411)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.669	10/28/2019	185,000	(534)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.66	10/29/2019	700	2
Pay	LCH.Clearnet	3-month USD-LIBOR	1.7135	10/31/2019	425	— [7]
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	11/14/2019	253,460	393
Receive	LCH.Clearnet	3-month USD-LIBOR	1.77	11/14/2019	236,540	338
Pay	LCH.Clearnet	3-month USD-LIBOR	1.789	11/14/2019	660	(1)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8095	12/9/2019	73,000	204
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7375	12/19/2019	4,000	(4)

American Funds Insurance Series

Bond Fund

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.9455%	10/20/2021	$800	$4
Pay	LCH.Clearnet	3-month USD-LIBOR	2.0505	10/28/2021	700	(1)
Pay	LCH.Clearnet	6-month EURIBOR	0.544	12/31/2021	40,000	(62)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.0525	1/5/2022	2,550	—
Pay	LCH.Clearnet	3-month USD-LIBOR	2.805	3/21/2024	11,000	(540)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.609	5/29/2024	275	(9)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.701	6/9/2024	95,000	(3,782)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6145	7/22/2024	800	(26)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.608	7/24/2024	150,000	(4,707)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.66	9/15/2024	2,750	(98)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6815	9/24/2024	1,600	(60)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6915	9/26/2024	1,100	(42)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.54	10/3/2024	400	(10)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.58	10/6/2024	600	(17)
Pay	LCH.Clearnet	6-month EURIBOR	0.9852	10/17/2024	25,000	(569)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.342	10/21/2024	290	(2)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.326	10/22/2024	800	(4)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.372	10/24/2024	1,150	(11)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.526	11/10/2024	50,050	(1,151)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.438	11/19/2024	3,250	(49)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4585	11/24/2024	23,000	(385)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4295	11/25/2024	800	(11)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.426	12/5/2024	5,500	(75)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.353	12/8/2024	700	(5)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.3555	12/8/2024	1,500	(11)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.429	12/9/2024	3,750	(52)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.2845	12/12/2024	330	— [7]
Pay	LCH.Clearnet	3-month USD-LIBOR	3.008	12/30/2024	80,000	(505)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.9125	12/31/2024	76,000	(172)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.2945	1/5/2025	6,100	—
Pay	LCH.Clearnet	3-month USD-LIBOR	2.86625	1/6/2025	94,000	—
Pay	LCH.Clearnet	6-month EURIBOR	1.4385	11/6/2029	17,200	(910)
Receive	LCH.Clearnet	3-month USD-LIBOR	3.0865	8/18/2034	5,500	416
Receive	LCH.Clearnet	3-month USD-LIBOR	2.951	9/2/2034	450	24
Receive	LCH.Clearnet	3-month USD-LIBOR	2.913	11/24/2034	14,000	668
Pay	LCH.Clearnet	3-month USD-LIBOR	3.273	7/28/2044	450	(55)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.304	8/4/2044	340	(44)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.245	8/8/2044	600	(70)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.2165	8/13/2044	600	(66)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.2515	9/12/2044	700	(83)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.355	9/18/2044	500	(70)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.132	10/8/2044	200	(19)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.046	10/10/2044	1,300	(97)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.975	10/24/2044	5,000	(297)
Pay	LCH.Clearnet	6-month EURIBOR	1.6397	10/31/2044	21,800	(1,239)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.0745	11/10/2044	250	(20)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.086	11/10/2044	525	(44)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.061	11/12/2044	200	(15)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.0515	11/14/2044	1,000	(76)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.0205	11/24/2044	3,500	(242)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.9255	11/28/2044	50,000	2,444
Pay	LCH.Clearnet	3-month USD-LIBOR	2.899	12/2/2044	2,400	(103)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.925	12/3/2044	1,980	(96)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.933	12/8/2044	30,000	1,510
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6695	12/19/2044	200	1
						$(7,461)

American Funds Insurance Series

Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Aportion of this security was pledged as collateral. The total value of pledged collateral was $133,853,000, which represented 1.40% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,331,157,000, which represented 13.91% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	A portion or all of the security purchased on a TBA basis.
[6]	Coupon rate may change periodically.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

G.O. = General Obligation

TBA = To be announced

€ = Euros

£ = British pounds

MXN = Mexican pesos

See Notes to Financial Statements

American Funds Insurance Series

Global Bond Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 97.08%		Principal amount (000)		Value (000)
Euros	Belgium (Kingdom of) 1.25%–3.75% 2018–2045		€20,625	$28,768
22.61%	German Government 3.00% 2020		9,300	13,079
	German Government 1.50%–6.25% 2024–2044		9,230	15,143
	Hungarian Government 5.75% 2018		9,385	12,953
	Hungarian Government 3.88%–6.00% 2019–2020		7,550	10,597
	Irish Government 4.50% 2020		15,595	22,748
	Irish Government 3.90% 2023		32,790	48,437
	Irish Government 3.40% 2024		24,155	34,653
	Irish Government 2.40%–5.00% 2020–2030		3,800	5,393
	Italian Government 2.15% 2021		13,960	17,723
	Portuguese Government 3.85% 2021		8,640	11,618
	Portuguese Government 5.65% 2024		35,165	52,797
	Slovenia (Republic of) 4.13%–4.62% 2019–2024		14,120	20,048
	Spanish Government 1.40% 2020		16,420	20,383
	Spanish Government 5.85% 2022		21,085	33,643
	Spanish Government 5.40% 2023		11,025	17,460
	Spanish Government 2.75% 2024		19,320	25,796
	Spanish Government 5.15% 2028		8,700	14,118
	Spanish Government 5.15% 2044		17,165	29,731
	Other securities			149,220
				584,308

British pounds	United Kingdom 2.00% 2020		£18,816	30,366
5.26%	United Kingdom 3.75% 2020		8,583	15,174
	United Kingdom 2.25% 2023		15,620	25,517
	United Kingdom 3.25% 2044		8,895	16,002
	United Kingdom 1.00%–4.75% 2015–2040		25,005	44,391
	Other securities			4,372
				135,822

Mexican pesos	United Mexican States Government, Series M20, 10.00% 2024	MXN	247,500	22,014
3.16%	United Mexican States Government 2.00%–10.00% 2015–2042[1]		785,677	59,505
				81,519

Japanese yen	Japanese Government, Series 116, 2.20% 2030		¥1,970,000	20,011
2.53%	Japanese Government, Series 145, 1.70% 2033		1,580,000	14,856
	Japanese Government 0.10%–2.00% 2016–2042		3,416,250	30,579
				65,446

Indian rupees	India (Republic of) 7.28% 2019	INR	1,727,000	26,839
1.83%	India (Republic of) 8.83% 2023		1,230,000	20,524
				47,363
Polish zloty	Polish Government 4.00%–5.75% 2017–2023	PLN	139,392	45,973
1.78%

Hungarian forints	Hungarian Government, Series 20A, 7.50% 2020	HUF	6,694,000	31,329
1.57%	Hungarian Government 5.50%–7.00% 2019–2025		2,037,020	9,302
				40,631

Norwegian kroner	Norwegian Government 3.75% 2021	NKr	145,225	22,503
1.41%	Norwegian Government 3.00%–4.50% 2017–2024		92,110	13,995
				36,498

American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
Colombian pesos	Colombia (Republic of), Series B, 10.00% 2024	COP	27,232,100	$13,689
1.14%	Colombia (Republic of) 5.00%–6.00% 2018–2028		40,699,700	15,697
	Colombia (Republic of) Global 9.85% 2027		130,000	69
				29,455

U.S. dollars	Fannie Mae 3.50% 2045[2,3]		$32,675	34,047
52.88%	Fannie Mae 4.00% 2045[2,3]		16,050	17,081
	Fannie Mae 4.50% 2045[2,3]		27,348	29,632
	Fannie Mae 4.50% 2045[2,3]		16,312	17,705
	Fannie Mae 2.18%–6.50% 2022–2045[2,3,4]		36,822	38,323
	Hungarian Government 4.00%–7.62% 2018–2041		14,298	16,144
	Slovenia (Republic of) 4.13%–5.85% 2018–2024[5]		13,700	15,255
	U.S. Treasury 1.25% 2018		36,150	35,918
	U.S. Treasury 1.375% 2018		15,000	15,015
	U.S. Treasury 1.50% 2018		67,050	67,370
	U.S. Treasury 3.50% 2018		15,275	16,366
	U.S. Treasury 1.00% 2019		27,500	26,835
	U.S. Treasury 1.50% 2019		13,950	13,958
	U.S. Treasury 1.625% 2019		46,905	46,954
	U.S. Treasury 1.625% 2019[6]		44,800	44,919
	U.S. Treasury 1.625% 2019		18,550	18,630
	U.S. Treasury 1.125% 2020		30,350	29,484
	U.S. Treasury 1.375% 2020		39,600	38,862
	U.S. Treasury 2.50% 2024		19,530	20,111
	U.S. Treasury 0.38%–5.12% 2015–2043		79,775	79,613
	U.S. Treasury Inflation-Protected Security 0.125% 2019[1]		45,678	45,268
	U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		46,202	46,619
	U.S. Treasury Inflation-Protected Security 1.375% 2044[1]		14,517	16,592
	U.S. Treasury Inflation-Protected Security 0.13%–2.38% 2018–2043[1]		18,552	18,395
	United Mexican States Government Global 3.60%–3.63% 2022–2025		4,525	4,570
	Other securities			613,000
				1,366,666

Other	Other securities			75,018
2.91%	Total bonds, notes & other debt instruments (cost: $2,546,783,000)			2,508,699

Convertible stocks 0.01%			Shares
U.S. dollars	Other securities			357
0.01%	Total convertible stocks (cost: $386,000)			357

Common stocks 0.01%
U.S. dollars	Other securities			334
0.01%	Total common stocks (cost: $998,000)			334

Short-term securities 5.89%		Principal amount (000)
	Abbott Laboratories 0.09% due 2/2/2015[5]		$20,000	19,999
	Coca-Cola Co. 0.14% due 1/12/2015[5]		25,000	24,999
	ExxonMobil Corp. 0.14% due 3/2/2015		17,000	16,996
	Federal Home Loan Bank 0.09% due 2/13/2015		30,000	29,999

American Funds Insurance Series

Global Bond Fund

Short-term securities	Principal amount (000)	Value (000)
John Deere Financial Ltd. 0.09% due 1/13/2015[5]	$35,000	$34,998
Toronto-Dominion Holdings USA Inc. 0.16% due 1/22/2015[5]	20,000	19,999
Other securities		5,100
Total short-term securities (cost: $152,087,000)		152,090

Total investment securities 102.99% (cost: $2,700,254,000)		2,661,480
Other assets less liabilities (2.99)%		(77,177)
Net assets 100.00%		$2,584,303

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $698,000, which represented .03% of the net assets of the fund. One of these securities (with a value of $28,000, a cost of $52,000, and which represented less than .01% of the net assets of the fund) was acquired on 3/10/2010 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $10,039,000, which represented .39% of the net assets of the fund.

American Funds Insurance Series

Global Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $443,327,000 over the prior 12-month period.

					Unrealized (depreciation)
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 12/31/2014
	date	Counterparty	(000)	(000)	(000)
Purchases:
Euros	1/15/2015	UBS AG	€10,410	$12,885	$ (287)
Euros	2/12/2015	HSBC Bank	€6,879	$8,555	(228)
Japanese yen	1/7/2015	JPMorgan Chase	¥970,280	$8,215	(114)
Japanese yen	1/7/2015	Bank of New York Mellon	¥2,712,496	$22,964	(317)
Japanese yen	1/9/2015	JPMorgan Chase	¥1,078,281	$9,906	(904)
Japanese yen	1/9/2015	HSBC Bank	¥999,315	$9,250	(906)
Japanese yen	1/9/2015	Bank of New York Mellon	¥1,094,935	$10,171	(1,029)
Japanese yen	1/9/2015	Bank of New York Mellon	¥1,498,997	$13,750	(1,234)
Japanese yen	1/13/2015	HSBC Bank	¥1,905,431	$15,984	(74)
Japanese yen	1/14/2015	Citibank	¥3,622,655	$30,650	(402)
Japanese yen	1/15/2015	HSBC Bank	¥4,804,701	$40,226	(108)
Japanese yen	1/16/2015	UBS AG	¥1,070,490	$9,039	(101)
Japanese yen	1/16/2015	Citibank	¥1,854,036	$15,649	(169)
Japanese yen	1/23/2015	HSBC Bank	¥960,273	$8,191	(172)
Japanese yen	1/28/2015	Barclays Bank PLC	¥1,163,558	$9,905	(188)
					$(6,233)
Sales:
Australian dollars	3/3/2015	Citibank	$5,534	A$6,540	218
Brazilian reais	1/12/2015	Citibank	$4,938	BRL13,000	62
British pounds	1/12/2015	Bank of America, N.A.	$8,614	£5,500	43
British pounds	1/23/2015	Barclays Bank PLC	€7,019	£5,500	(75)
British pounds	2/11/2015	Bank of America, N.A.	$4,075	£2,600	24
British pounds	2/12/2015	HSBC Bank	$8,994	£5,690	128
British pounds	3/4/2015	UBS AG	€6,128	£4,860	(151)
Canadian dollars	2/23/2015	UBS AG	$4,521	C$5,120	119
Colombian pesos	1/8/2015	JPMorgan Chase	$2,873	COP6,629,670	84
Colombian pesos	1/13/2015	Citibank	$1,560	COP3,672,875	15
Colombian pesos	1/16/2015	Barclays Bank PLC	$7,422	COP17,936,000	(123)
Colombian pesos	1/23/2015	JPMorgan Chase	$7,521	COP18,487,000	(254)
Euros	1/7/2015	Barclays Bank PLC	$10,943	€8,620	512
Euros	1/7/2015	UBS AG	$5,903	€4,850	34
Euros	1/8/2015	JPMorgan Chase	$22,781	€18,475	423
Euros	1/9/2015	Citibank	$8,193	€6,472	361
Euros	1/9/2015	Bank of America, N.A.	$8,123	€6,440	330
Euros	1/9/2015	HSBC Bank	$3,644	€2,878	161
Euros	1/9/2015	HSBC Bank	$8,857	€7,200	144
Euros	1/12/2015	UBS AG	$5,263	€4,150	240
Euros	1/15/2015	HSBC Bank	$5,955	€4,810	133
Euros	1/22/2015	Citibank	$5,299	€4,260	143
Euros	1/22/2015	JPMorgan Chase	$3,022	€2,430	81
Euros	1/29/2015	UBS AG	$13,314	€10,925	90
Euros	1/29/2015	UBS AG	$11,535	€9,475	66
Euros	3/3/2015	JPMorgan Chase	$11,648	€9,320	364
Euros	3/4/2015	HSBC Bank	$5,837	€4,710	135
Euros	3/23/2015	Citibank	£2,317	€2,950	36
Euros	3/23/2015	Bank of America, N.A.	$3,122	€2,550	34
Euros	3/27/2015	UBS AG	$22,209	€18,200	169
Hungarian forints	1/12/2015	Bank of America, N.A.	$2,619	HUF648,000	142
Hungarian forints	1/15/2015	UBS AG	€6,647	HUF2,043,400	237
Hungarian forints	1/29/2015	Citibank	€19,908	HUF6,170,000	533
Hungarian forints	2/19/2015	HSBC Bank	€2,421	HUF742,740	96
Indonesian rupiah	1/8/2015	JPMorgan Chase	$3,886	IDR47,992,000	17

American Funds Insurance Series

Global Bond Fund

					Unrealized (depreciation)
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 12/31/2014
	date	Counterparty	(000)	(000)	(000)
Mexican pesos	1/28/2015	Citibank	$6,965	MXN101,575	$ 93
Mexican pesos	1/29/2015	Bank of America, N.A.	$6,365	MXN93,800	19
Mexican pesos	2/23/2015	HSBC Bank	$17,891	MXN245,300	1,321
Mexican pesos	3/10/2015	Bank of America, N.A.	$2,701	MXN39,260	52
Mexican pesos	3/11/2015	Citibank	$5,583	MXN80,730	135
Norwegian kroner	1/9/2015	HSBC Bank	$6,784	NKr48,700	252
Norwegian kroner	1/15/2015	HSBC Bank	$7,821	NKr57,100	163
Norwegian kroner	1/22/2015	HSBC Bank	€6,211	NKr57,700	(220)
Norwegian kroner	1/23/2015	UBS AG	€6,479	NKr58,600	(15)
Russian rubles	1/14/2015	Citibank	$342	RUB19,300	26
Russian rubles	1/16/2015	JPMorgan Chase	$5,403	RUB294,100	608
South African rand	1/23/2015	UBS AG	$4,186	ZAR49,500	(77)
Swedish kronor	1/7/2015	UBS AG	€969	SKr8,917	28
Swedish kronor	1/27/2015	JPMorgan Chase	€909	SKr8,430	19
Swedish kronor	3/17/2015	Citibank	$5,013	SKr38,340	93
					$7,068
Forward currency contracts — net					$ 835

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $80,433,000 over the prior six-month period.

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8065%	7/29/2019	$50,000	$ 272
Pay	LCH.Clearnet	6-month EURIBOR	1.4385	11/6/2029	2,800	(149)
Pay	LCH.Clearnet	6-month EURIBOR	1.4217	11/24/2029	6,000	(298)
						$(175)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	A portion or all of the security purchased on a TBA basis.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $284,687,000, which represented 11.02% of the net assets of the fund.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,587,000, which represented .18% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 89.08%		Principal amount (000)	Value (000)
Corporate bonds & notes 86.38%
Telecommunication	Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	$1,250	$1,506
services	Digicel Group Ltd. 8.25% 2020[1]	17,300	16,867
15.03%	Digicel Group Ltd. 6.00%–7.13% 2021–2022[1]	8,900	8,328
	Frontier Communications Corp. 6.25%–9.25% 2018–2025	24,725	27,131
	Intelsat Jackson Holding Co. 7.25% 2020	1,100	1,165
	Intelsat Jackson Holding Co. 6.625% 2022	22,350	23,076
	Intelsat Luxembourg Holding Co. 6.75% 2018	1,470	1,507
	MetroPCS Wireless, Inc. 6.25% 2021	16,950	17,412
	MetroPCS Wireless, Inc. 6.625% 2023	19,150	19,705
	NII Capital Corp. 7.63%–11.38% 2016–2021[1,2]	62,635	25,837
	Numericable Group SA, First Lien, 4.875% 2019[1]	18,800	18,706
	Numericable Group SA 6.00%–6.25% 2022–2024[1]	9,350	9,414
	Sprint Nextel Corp. 7.00% 2020	28,050	28,190
	Sprint Nextel Corp. 7.25% 2021	9,900	9,863
	Sprint Nextel Corp. 7.88%–11.50% 2021–2023	7,000	8,011
	T-Mobile US, Inc. 6.375% 2025	9,400	9,574
	T-Mobile US, Inc. 6.54%–6.73% 2020–2022	9,879	10,228
	Trilogy International Partners, LLC 10.25% 2016[1]	12,675	12,723
	Wind Acquisition SA 4.75% 2020[1]	7,575	7,102
	Wind Acquisition SA 7.375% 2021[1]	18,000	17,033
	Other securities		21,491
			294,869

Health care	DJO Finance LLC 7.75% 2018	12,070	11,768
14.64%	DJO Finance LLC 8.75%–9.88% 2017–2018	12,295	12,474
	HCA Inc. 3.75% 2019	16,135	16,196
	HCA Inc. 5.00%–6.50% 2020–2024	7,730	8,318
	inVentiv Health Inc, Term Loan B4, 7.75% 2018[3,4,5]	7,585	7,561
	inVentiv Health Inc. 9.00% 2018[1]	10,775	11,044
	inVentiv Health Inc. 11.00% 2018[1]	12,092	10,568
	inVentiv Health Inc. 12.00% 2018[1,3,6]	17,376	16,420
	Kinetic Concepts, Inc. 10.50% 2018	22,795	24,847
	Kinetic Concepts, Inc. 12.50% 2019	15,330	17,016
	Multiplan Inc., Term Loan B, 3.75% 2021[3,4,5]	13,777	13,424
	Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[3,4,5]	10,599	10,447
	VPI Escrow Corp. 6.75% 2018[1]	14,755	15,733
	VPI Escrow Corp. 6.38%–7.50% 2020–2021[1]	9,370	9,844
	VWR Funding, Inc. 7.25% 2017	10,770	11,295
	Other securities		90,428
			287,383

Industrials	Altegrity, Inc. 9.50% 2019[1]	12,225	11,644
12.76%	Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	25,580	21,231
	Builders Firstsource 7.625% 2021[1]	10,600	10,891
	CEVA Group PLC 4.00%–9.00% 2018–2021[1]	9,900	8,928
	CEVA Group PLC, LOC, 6.50% 2021[3,4,5]	2,140	2,011
	CEVA Group PLC, Term Loan 6.50% 2021[3,4,5]	5,716	5,372
	Euramax International, Inc. 9.50% 2016	10,390	9,715
	Ply Gem Industries, Inc. 6.50% 2022	16,450	15,525
	Ply Gem Industries, Inc. 6.50% 2022[1]	4,800	4,488
	Other securities		160,596
			250,401

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Consumer	Boyd Gaming Corp. 9.125% 2018	$9,190	$9,466
discretionary	Boyd Gaming Corp. 9.00% 2020	11,000	11,316
12.52%	Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	13,400	13,936
	Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	12,625	12,846
	DISH DBS Corp. 4.25% 2018	18,675	19,119
	DISH DBS Corp. 5.13%–7.88% 2019–2020	6,950	7,108
	Warner Music Group 5.625% 2022[1]	12,500	12,156
	Warner Music Group 6.75%–13.75% 2019–2022[1]	8,725	8,277
	Other securities		151,521
			245,745

Energy	NGPL PipeCo LLC 7.119% 2017[1]	6,715	6,631
9.50%	NGPL PipeCo LLC 9.625% 2019[1]	16,825	16,951
	NGPL PipeCo LLC, Term Loan B, 6.75% 2017[3,4,5]	1,786	1,728
	Peabody Energy Corp. 6.00% 2018	21,470	19,591
	Peabody Energy Corp. 6.25%–7.38% 2016–2021	6,670	5,806
	Other securities		135,732
			186,439

Materials	ArcelorMittal 7.25% 2041[3]	9,960	10,109
8.37%	First Quantum Minerals Ltd. 6.75% 2020[1]	16,543	15,054
	First Quantum Minerals Ltd. 7.00% 2021[1]	17,343	15,695
	First Quantum Minerals Ltd. 7.25% 2022[1]	1,275	1,151
	FMG Resources 6.00% 2017[1]	25,865	24,814
	FMG Resources 6.88%–8.25% 2018–2019[1,4]	5,966	5,431
	JMC Steel Group Inc. 8.25% 2018[1]	17,250	16,452
	Reynolds Group Inc. 5.75% 2020	29,965	30,864
	Reynolds Group Inc. 7.13%–9.88% 2019	5,915	6,275
	Other securities		38,338
			164,183

Information	Alcatel-Lucent USA Inc. 4.625% 2017[1]	9,650	9,795
technology	Alcatel-Lucent USA Inc. 6.75% 2020[1]	5,880	6,236
7.57%	Alcatel-Lucent USA Inc. 8.875% 2020[1]	10,090	11,023
	First Data Corp. 11.75% 2021	17,195	19,817
	First Data Corp. 12.625% 2021	10,804	12,857
	First Data Corp. 8.25%–8.75% 2021–2022[1,3,6]	6,058	6,517
	Freescale Semiconductor, Inc. 5.00% 2021[1]	9,000	9,045
	Freescale Semiconductor, Inc. 6.00% 2022[1]	14,575	15,267
	Freescale Semiconductor, Inc., Term Loan B4, 4.25% 2020[3,4,5]	5,433	5,311
	NXP BV and NXP Funding LLC 3.75% 2018[1]	9,900	9,950
	SRA International, Inc. 11.00% 2019	7,835	8,364
	SRA International, Inc., Term Loan B, 6.50% 2018[3,4,5]	16,913	16,934
	Other securities		17,484
			148,600

Financials	CIT Group Inc. 3.875% 2019	13,340	13,340
4.72%	CIT Group Inc. 4.25%–5.50% 2017–2019[1]	11,875	12,383
	iStar Financial Inc. 4.00%–9.00% 2017–2019	22,180	21,950
	Realogy Corp. 4.50% 2019[1]	9,950	9,900
	Other securities		35,062
			92,635

Other	Other securities		24,848
1.27%	Total corporate bonds & notes		1,695,103

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Other bonds & notes 2.70%
	Other securities		$53,008
	Total bonds, notes & other debt instruments (cost: $1,826,064,000)		1,748,111

Convertible bonds 0.30%
Other	Other securities		5,888
0.30%	Total convertible bonds (cost: $7,127,000)		5,888

Convertible stocks 1.02%		Shares
Industrials	CEVA Group PLC, Series A-1, 3.253% convertible preferred[7]	4,788	4,788
0.33%	CEVA Group PLC, Series A-2, 2.253% convertible preferred[7,8]	2,211	1,714
			6,502

Other	Other securities		13,440
0.69%	Total convertible stocks (cost: $19,628,000)		19,942

Preferred securities 0.04%
Financials	Other securities		798
0.04%	Total preferred securities (cost: $751,000)		798

Common stocks 0.80%
Industrials	CEVA Group PLC[1,7,9]	5,622	4,357
0.22%	Other securities		13
			4,370

Other	Other securities		11,437
0.58%	Total common stocks (cost: $25,260,000)		15,807

Short-term securities 5.26%		Principal amount (000)
	Abbott Laboratories 0.11% due 2/26/2015[1]	$35,000	34,994
	Chevron Corp. 0.12% due 3/11/2015[1]	34,700	34,689
	General Electric Co. 0.10% due 1/2/2015	26,000	26,000
	Other securities		7,499
	Total short-term securities (cost: $103,183,000)		103,182

	Total investment securities 96.50% (cost: $1,982,013,000)		1,893,728
	Other assets less liabilities 3.50%		68,748
	Net assets 100.00%		$1,962,476

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

High-Income Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $8,536,000 over the prior 12-month period.

			Contract amount		Unrealized
					appreciation
	Settlement		Receive	Deliver	at 12/31/2014
	date	Counterparty	(000)	(000)	(000)
Sales:
Euros	1/12/2015	Bank of New York Mellon	$6,840	€5,500	$184
Euros	1/23/2015	UBS AG	$1,088	€875	29
South African rand	1/16/2015	HSBC Bank	$720	ZAR8,100	21
					$234

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $797,716,000, which represented 40.65% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Coupon rate may change periodically.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $137,417,000, which represented .07% of the net assets of the fund.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $24,973,000, which represented 1.27% of the net assets of the fund.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[9]	Security did not produce income during the last 12 months.

Private placement securities	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.253% convertible preferred	3/10/2010–1/23/2012	$2,214	$1,714.09%
Other private placement securities	9/17/2009–7/24/2014	10,066	1,477.08
Total private placement securities		$12,280	$3,191.17%

Key to abbreviations and symbol

LOC = Letter of credit
€ = Euros
ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series

Mortgage Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 98.55%		Principal amount (000)	Value (000)

Mortgage-backed obligations 54.01%
Federal agency	Fannie Mae 5.00% 2036[1]	$540	$586
mortgage-backed	Fannie Mae 3.50% 2045[1,2]	49,979	52,078
obligations	Fannie Mae 3.50% 2045[1,2]	5,000	5,196
44.25%	Fannie Mae 4.50% 2045[1,2]	7,500	8,141
	Freddie Mac 5.00% 2034[1]	3,267	3,608
	Freddie Mac 3.50% 2045[1,2]	6,000	6,236
	Government National Mortgage Assn. 5.50% 2040[1]	5,246	5,920
	Government National Mortgage Assn. 5.00% 2041[1]	2,628	2,882
	Government National Mortgage Assn. 6.50% 2041[1]	1,958	2,149
	Government National Mortgage Assn. 3.50% 2043[1]	2,971	3,122
	Government National Mortgage Assn. 3.50% 2043[1]	2,830	2,978
	Government National Mortgage Assn. 3.50% 2043[1]	2,649	2,786
	Government National Mortgage Assn. 3.50% 2043[1]	2,313	2,434
	Government National Mortgage Assn. 3.50% 2043[1]	2,053	2,157
	Government National Mortgage Assn. 4.00% 2044[1]	14,615	15,703
	Government National Mortgage Assn. 4.00% 2044[1]	10,000	10,740
	Government National Mortgage Assn. 4.00% 2044[1]	2,562	2,749
	Government National Mortgage Assn. 4.25% 2044[1]	2,366	2,569
	Government National Mortgage Assn. 3.50%–6.00% 2034–2044[1]	12,069	12,705
	Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	5,596	5,822
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	1,548	1,654
	Other securities		354
			152,569

Commercial	CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[1]	4,766	5,027
mortgage-backed securities	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[1]	4,699	5,029
9.76%	LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.858% 2044[1,3]	2,757	3,007
	Merrill Lynch Mortgage Trust, Series 2006-C2, Class A1A, 5.739% 2043[1,3]	1,898	2,009
	Other securities		18,577
			33,649
	Total mortgage-backed obligations		186,218

U.S. Treasury bonds & notes 21.56%
U.S. Treasury	U.S. Treasury Inflation-Protected Security 1.875% 2015[4]	1,312	1,316
inflation-protected	U.S. Treasury Inflation-Protected Security 0.125% 2016[4]	2,689	2,682
securities	U.S. Treasury Inflation-Protected Security 2.00% 2016[4]	2,991	3,036
11.40%	U.S. Treasury Inflation-Protected Security 0.125% 2019[4]	9,120	9,039
	U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	10,350	10,015
	U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	11,576	13,231
			39,319

U.S. Treasury	U.S. Treasury 1.50% 2019	5,000	4,968
10.16%	U.S. Treasury 1.50% 2019	1,500	1,491
	U.S. Treasury 1.625% 2019[5]	24,000	24,064
	U.S. Treasury 1.625% 2019	2,000	2,002
	U.S. Treasury 1.75% 2019	2,500	2,514
			35,039
	Total U.S. Treasury bonds & notes		74,358

Federal agency bonds & notes 17.17%
	Fannie Mae 1.75% 2019	21,900	21,957
	Federal Home Loan Bank 0.50% 2016	13,285	13,257
	Federal Home Loan Bank 2.00% 2016	2,215	2,265
	Freddie Mac 0.875% 2017	8,200	8,223

American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,3]	$4,722	$4,969
Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1,3]	1,250	1,316
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,210
		59,197

Asset-backed obligations 5.81%
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class B, 1.66% 2018[1]	2,000	2,011
Flagstar Home Equity Loan Trust, Series 2006-2A, Class A, FSA insured, 0.315% 2019[1,3,6]	2,882	2,803
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2015[1]	2,000	2,022
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94% 2016[1]	3,250	3,295
Santander Drive Auto Receivables Trust, Series 2013-5, Class B, 1.55% 2018[1]	2,285	2,293
Santander Drive Auto Receivables Trust, Series 2013-1, Class B, 1.16% 2019[1]	4,124	4,137
Other securities		3,484
		20,045
Total bonds, notes & other debt instruments (cost: $335,972,000)		339,818

Short-term securities 21.69%
ExxonMobil Corp. 0.08% due 1/22/2015	7,200	7,199
Fannie Mae 0.08%–0.10% due 3/2/2015–5/18/2015	15,100	15,096
Federal Farm Credit Banks 0.14% due 7/15/2015	5,000	4,996
Federal Home Loan Bank 0.07%–0.12% due 2/11/2015–3/13/2015	28,000	27,999
General Electric Co. 0.10% due 1/2/2015	8,400	8,400
John Deere Financial Ltd. 0.10% due 1/12/2015[6]	3,100	3,100
National Rural Utilities Cooperative Finance Corp. 0.11% due 1/16/2015	8,000	8,000
Total short-term securities (cost: $74,786,000)		74,790

Total investment securities 120.24% (cost: $410,758,000)		414,608
Other assets less liabilities (20.24)%		(69,800)
Net assets 100.00%		$344,808

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

Mortgage Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $99,650,000 over the prior 12-month period.

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.6425%	10/30/2016	$60,000	$182
Pay	LCH.Clearnet	3-month USD-LIBOR	1.139	11/6/2017	27,600	75
Pay	LCH.Clearnet	3-month USD-LIBOR	1.039	11/26/2017	800	5
Receive	LCH.Clearnet	3-month USD-LIBOR	1.789	6/20/2019	6,150	33
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7945	6/20/2019	3,800	22
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7905	6/20/2019	1,550	9
Receive	LCH.Clearnet	3-month USD-LIBOR	1.732	6/27/2019	8,500	24
Receive	LCH.Clearnet	3-month USD-LIBOR	1.821	7/31/2019	8,000	49
Receive	LCH.Clearnet	3-month USD-LIBOR	1.799	8/8/2019	8,000	39
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7255	8/19/2019	15,000	20
Receive	LCH.Clearnet	3-month USD-LIBOR	1.9225	9/25/2019	15,000	142
Receive	LCH.Clearnet	3-month USD-LIBOR	1.675	10/30/2019	67,500	(173)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6625	12/18/2019	3,500	(16)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.898	9/23/2023	5,000	286
Pay	LCH.Clearnet	3-month USD-LIBOR	2.421	10/30/2024	3,000	(42)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.199	12/18/2024	3,500	25
Pay	LCH.Clearnet	3-month USD-LIBOR	3.34	6/27/2044	3,500	(479)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.206	7/31/2044	2,000	(218)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.238	8/8/2044	2,000	(231)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.2265	9/25/2044	3,000	(339)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.035	10/30/2044	3,000	(218)
						$(805)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	A portion or all of the security purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,638,000, which represented .77% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $9,559,000, which represented 2.77% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2014

Bonds, notes & other debt instruments 91.37%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 50.26%
U.S. Treasury	U.S. Treasury 1.50% 2016[1]	$42,150	$42,792
38.55%	U.S. Treasury 0.625% 2017	26,000	25,749
	U.S. Treasury 0.75% 2017	25,750	25,653
	U.S. Treasury 0.875% 2017	44,400	44,459
	U.S. Treasury 2.75% 2017	24,000	25,094
	U.S. Treasury 1.25% 2018	32,425	32,217
	U.S. Treasury 1.25% 2018	25,975	25,786
	U.S. Treasury 1.375% 2018	64,000	64,065
	U.S. Treasury 1.50% 2018	25,700	25,823
	U.S. Treasury 1.50% 2019	43,775	43,496
	U.S. Treasury 1.50% 2019	25,775	25,789
	U.S. Treasury 1.50% 2019	25,330	25,273
	U.S. Treasury 1.625% 2019	144,450	144,834
	U.S. Treasury 1.625% 2019	140,000	140,230
	U.S. Treasury 1.625% 2019	25,825	25,852
	U.S. Treasury 3.625% 2019	56,500	61,638
	U.S. Treasury 2.25% 2021	103,575	105,748
	U.S. Treasury 1.625% 2022	46,698	45,288
	U.S. Treasury 1.625% 2022	41,728	40,568
	U.S. Treasury 1.75% 2022	63,000	61,935
	U.S. Treasury 2.75% 2023	52,000	54,722
	U.S. Treasury 1.00%–6.25% 2016–2044	246,209	252,146
			1,339,157

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	44,538	44,138
inflation-protected	U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	75,002	72,574
securities	U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	72,228	72,881
11.71%	U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	120,064	137,228
	U.S. Treasury Inflation-Protected Security 0.13%–2.00% 2015–2043[2]	80,699	79,996
			406,817
	Total U.S. Treasury bonds & notes		1,745,974

Mortgage-backed obligations 23.51%
Federal agency	Fannie Mae 3.50% 2045[3,4]	114,850	119,674
mortgage-backed	Fannie Mae 4.50% 2045[3,4]	118,880	128,810
obligations	Fannie Mae 4.50% 2045[3,4]	73,420	79,691
23.51%	Fannie Mae 0%–10.01% 2017–2045[3,4,5]	76,121	81,943
	Freddie Mac 4.00% 2044[3]	36,092	38,749
	Freddie Mac 4.50% 2045[3,4]	30,000	32,514
	Freddie Mac 0%–6.00% 2016–2045[3,4,5]	71,794	77,075
	Government National Mortgage Assn. 4.00% 2044[3]	60,673	65,109
	Government National Mortgage Assn. 4.00% 2044[3]	40,419	43,412
	Government National Mortgage Assn. 4.50% 2045[3,4]	24,500	26,769
	Government National Mortgage Assn. 3.00%–6.50% 2026–2058[3,5]	73,127	79,611
	Vendee Mortgage Trust 3.75%–4.25% 2033–2035[3]	38,158	40,344
	Other securities		2,857
			816,558
Federal agency bonds & notes 17.60%
	Fannie Mae 0.48%–7.13% 2015–2030[3,5]	46,220	49,395
	Federal Farm Credit Banks 0.60% 2017	41,774	41,491
	Federal Farm Credit Banks 0.21%–0.22% 2017[5]	13,621	13,624
	Federal Home Loan Bank 0.375% 2015	34,750	34,776
	Federal Home Loan Bank, Series 2816, 1.00% 2017	56,095	56,164
	Federal Home Loan Bank 1.75% 2018	38,000	38,326
	Federal Home Loan Bank 0.38%–5.50% 2015–2036	60,390	62,104
	Freddie Mac 0.54%–3.75% 2015–2024[3,5]	94,713	96,230

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes (continued)
Tennessee Valley Authority, Series A, 3.875% 2021	$32,975	$36,244
Tennessee Valley Authority 1.88%–5.88% 2022–2060	27,450	30,016
TVA Southaven 3.846% 2033[3]	1,692	1,799
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	22,750	23,054
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	90,640
United States Agency for International Development, Ukraine, 1.844% 2019	1,445	1,458
Other securities		36,187
		611,508
Total bonds, notes & other debt instruments (cost: $3,125,272,000)		3,174,040

Short-term securities 20.46%

Abbott Laboratories 0.11% due 1/22/2015–3/2/2015[6]	50,000	49,994
Chevron Corp. 0.12%–0.14% due 3/11/2015–4/14/2015[6]	75,000	74,968
Coca-Cola Co. 0.11%–0.18% due 2/20/2015–5/8/2015[6]	95,000	94,963
Emerson Electric Co. 0.10%–0.11% due 1/28/2015–3/4/2015[6]	55,400	55,391
ExxonMobil Corp. 0.08%–0.10% due 1/22/2015–2/10/2015	51,000	50,994
Federal Farm Credit Banks 0.10%–0.14% due 1/28/2015–7/15/2015	47,750	47,732
General Electric Co. 0.10% due 1/2/2015	27,400	27,400
Harvard University 0.11% due 1/16/2015	30,198	30,197
John Deere Capital Corp. 0.10% due 1/14/2015[6]	50,000	49,997
John Deere Financial Ltd. 0.09%–0.10% due 1/7/2015–1/14/2015[6]	36,400	36,399
Procter & Gamble Co. 0.08%–0.15% due 1/7/2015–2/9/2015[6]	69,800	69,796
Regents of the University of California 0.12% due 2/13/2015	40,000	39,995
Other securities		82,893
Total short-term securities (cost: $710,730,000)		710,719

Total investment securities 111.83% (cost: $3,836,002,000)		3,884,759
Other assets less liabilities (11.83)%		(410,946)
Net assets 100.00%		$3,473,813

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $782,986,000 over the prior 12-month period.

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.4975%	1/8/2016	$25,000	$14
Pay	LCH.Clearnet	3-month USD-LIBOR	0.796	9/24/2016	40,000	(20)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.7875	9/29/2016	56,400	(14)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.644	10/27/2016	16,000	47
Pay	LCH.Clearnet	3-month USD-LIBOR	0.6365	10/29/2016	21,250	67
Pay	LCH.Clearnet	3-month USD-LIBOR	1.32125	1/8/2018	15,000	(11)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.314	5/20/2018	20,000	64
Pay	LCH.Clearnet	3-month USD-LIBOR	1.49	11/29/2018	25,000	53
Receive	LCH.Clearnet	3-month USD-LIBOR	1.789	6/20/2019	138,700	754

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive		Floating rate	Fixed	Expiration	amount	at 12/31/2014
fixed rate	Clearinghouse	index	rate	date	(000)	(000)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7945%	6/20/2019	$86,600	$492
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7905	6/20/2019	34,700	191
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8065	7/29/2019	70,000	381
Receive	LCH.Clearnet	3-month USD-LIBOR	1.821	7/31/2019	64,000	392
Receive	LCH.Clearnet	3-month USD-LIBOR	1.799	8/8/2019	64,000	312
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	8/11/2019	133,000	476
Receive	LCH.Clearnet	3-month USD-LIBOR	1.773	8/11/2019	127,000	457
Receive	LCH.Clearnet	3-month USD-LIBOR	1.956	9/24/2019	15,000	166
Receive	LCH.Clearnet	3-month USD-LIBOR	1.9225	9/25/2019	52,000	494
Receive	LCH.Clearnet	3-month USD-LIBOR	1.925	9/29/2019	40,000	373
Receive	LCH.Clearnet	3-month USD-LIBOR	1.664	10/27/2019	20,000	(63)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.649	10/29/2019	25,000	(95)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	11/14/2019	75,004	116
Receive	LCH.Clearnet	3-month USD-LIBOR	1.77	11/14/2019	69,996	100
Receive	LCH.Clearnet	3-month USD-LIBOR	1.785	1/2/2020	48,000	47
Pay	LCH.Clearnet	3-month USD-LIBOR	2.33565	4/11/2021	35,000	(801)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.74125	11/22/2023	15,000	(664)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.5315	9/8/2024	6,400	(154)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.645	9/29/2024	10,250	(348)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.415	10/27/2024	8,000	(105)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.526	11/10/2024	14,850	(341)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.34	6/27/2044	45,000	(6,161)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.206	7/31/2044	16,000	(1,743)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.238	8/8/2044	16,000	(1,846)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.014	10/29/2044	3,750	(255)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7045	1/2/2045	12,000	(12)
						$(7,637)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $20,696,000, which represented .60% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	A portion or all of the security purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $463,583,000, which represented 13.35% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series

Cash Management Fund

Investment portfolio December 31, 2014

Short-term securities 98.79%	Principal amount (000)	Value (000)
Federal agency discount notes 48.70%
Fannie Mae 0.03%–0.09% due 1/2/2015–5/18/2015	$58,660	$58,653
Federal Home Loan Bank 0.05%–0.11% due 1/14/2015–3/25/2015	68,650	68,649
Freddie Mac 0.05%–0.10% due 1/20/2015–5/8/2015	52,315	52,308
International Bank for Reconstruction and Development 0.07% due 1/26/2015	5,000	5,000
Tennessee Valley Authority 0.06% due 1/6/2015	7,800	7,800
		192,410

U.S. Treasury bonds & notes 33.28%
U.S. Treasury Bills 0.02%–0.06% due 1/2/2015–5/14/2015	131,500	131,497

Commercial paper 16.81%
CAFCO, LLC 0.12% due 1/16/2015	10,000	9,999
Emerson Electric Co. 0.16% due 3/2/2015[1]	5,000	4,999
Gotham Funding Corp. 0.15% due 1/16/2015[1]	10,000	9,999
John Deere Capital Corp. 0.12% due 2/12/2015[1]	10,600	10,598
KfW 0.11% due 1/16/2015[1]	7,000	7,000
Regents of the University of California 0.12% due 2/23/2015	10,000	9,998
Sumitomo Mitsui Banking Corp. 0.16% due 1/6/2015[1]	13,800	13,800
		66,393
Total short-term securities (cost: $390,286,000)		390,300

Bonds, notes & other debt instruments 1.27%
U.S. Treasury bonds & notes 1.27%
U.S. Treasury 0.093% 2016[2]	5,000	4,997
Total bonds, notes & other debt instruments (cost: $4,995,000)		4,997

Total investment securities 100.06% (cost: $395,281,000)		395,297
Other assets less liabilities (0.06)%		(232)
Net assets 100.00%		$395,065

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $46,396,000, which represented 11.74% of the net assets of the fund.
[2]	Coupon rate may change periodically.

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2014

Growth funds 93.58%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	925,445	$74,175
Total growth funds (cost: $72,153,000)		74,175

Short-term securities 4.56%
Government Cash Management Fund	3,614,218	3,614
Total short-term securities (cost: $3,615,000)		3,614

Total investment securities 98.14% (cost: $75,768,000)		77,789
Other assets less liabilities 1.86%		1,475
Net assets 100.00%		$79,264

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $8,706,000 over the prior 12-month period.

	Clearinghouse	Number of contracts	Expiration	Notional amount (000)	Unrealized (depreciation) appreciation at 12/31/2014 (000)
S&P 500 E-mini Index Contracts	CME Exchange	95	March 2015	$9,472	$(277)
Russell 2000 Mini Index Contracts	ICE Exchange	20	March 2015	2,295	(106)
Euro Stoxx 50 Index Contracts	Eurex Exchange	21	March 2015	770	(21)
S&P Mid 400 E-mini Index Contracts	CME Exchange	5	March 2015	695	(29)
Euro Currency Contracts	CME Exchange	4	March 2015	622	16
FTSE 100 Index Contracts	LIFFE Exchange	5	March 2015	485	(20)
British Pound Currency Contracts	CME Exchange	4	March 2015	392	3
Japanese Yen Currency Contracts	CME Exchange	3	March 2015	317	3
Nikkei 225 (OSE) Index Contracts	OSE Exchange	2	March 2015	289	1
Mini MSCI Emerging Markets Index Contracts	ICE Exchange	4	March 2015	183	(8)
					$(438)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2014 (000)
American Funds Insurance Series – Growth Fund, Class 1	335,489	728,347	138,391	925,445	$901	$74,175

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2014

Growth funds 94.05%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	2,130,911	$43,365
Total growth funds (cost: $44,843,000)		43,365

Short-term securities 4.63%
Government Cash Management Fund	2,134,483	2,134
Total short-term securities (cost: $2,134,000)		2,134

Total investment securities 98.68% (cost: $46,977,000)		45,499
Other assets less liabilities 1.32%		608
Net assets 100.00%		$46,107

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $6,286,000 over the prior 12-month period.

	Clearinghouse	Number of contracts	Expiration	Notional amount (000)	Unrealized (depreciation) appreciation at 12/31/2014 (000)
Euro Stoxx 50 Index Contracts	Eurex Exchange	78	March 2015	$2,844	$(94)
Euro Currency Contracts	CME Exchange	13	March 2015	2,017	49
Mini MSCI Emerging Markets Index Contracts	ICE Exchange	28	March 2015	1,282	(58)
FTSE 100 Index Contracts	LIFFE Exchange	8	March 2015	779	(30)
Nikkei 225 (OSE) Index Contracts	OSE Exchange	5	March 2015	711	(9)
British Pound Currency Contracts	CME Exchange	5	March 2015	488	2
Japanese Yen Currency Contracts	CME Exchange	4	March 2015	427	9
Russell 2000 Mini Index Contracts	ICE Exchange	3	March 2015	342	(18)
					$(149)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2014 (000)
American Funds Insurance Series – International Fund, Class 1	741,709	1,700,837	311,635	2,130,911	$700	$43,365

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2014

Growth-and-income funds 93.20%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	6,224,439	$91,437
Total growth-and-income funds (cost: $87,162,000)		91,437

Short-term securities 5.54%
Government Cash Management Fund	5,435,970	5,436
Total short-term securities (cost: $5,436,000)		5,436

Total investment securities 98.74% (cost: $92,598,000)		96,873
Other assets less liabilities 1.26%		1,234
Net assets 100.00%		$98,107

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $6,217,000 over the prior 12-month period.

	Clearinghouse	Number of contracts	Expiration	Notional amount (000)	Unrealized (depreciation) appreciation at 12/31/2014 (000)
S&P 500 E-mini Index Contracts	CME Exchange	76	March 2015	$7,683	$(115)
FTSE 100 Index Contracts	LIFFE Exchange	2	March 2015	198	(4)
Euro Currency Contracts	CME Exchange	1	March 2015	154	3
Euro Stoxx 50 Index Contracts	Eurex Exchange	4	March 2015	149	(2)
Nikkei 225 (OSE) Index Contracts	OSE Exchange	1	March 2015	146	2
Russell 2000 Mini Index Contracts	ICE Exchange	1	March 2015	114	(6)
Japanese Yen Currency Contracts	CME Exchange	1	March 2015	107	2
British Pound Currency Contracts	CME Exchange	1	March 2015	98	— *
Mini MSCI Emerging Markets Index Contracts	ICE Exchange	1	March 2015	47	(1)
					$(121)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2014 (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	1,896,886	5,108,864	781,311	6,224,439	$2,611	$91,437

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2014

Growth-and-income funds 92.94%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	1,334,756	$70,421
Total growth-and-income funds (cost: $68,649,000)		70,421

Short-term securities 6.29%
Government Cash Management Fund	4,764,642	4,765
Total short-term securities (cost: $4,764,000)		4,765

Total investment securities 99.23% (cost: $73,413,000)		75,186
Other assets less liabilities 0.77%		580
Net assets 100.00%		$75,766

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $6,065,000 over the prior 12-month period.

	Clearinghouse	Number of contracts	Expiration	Notional amount (000)	Unrealized (depreciation) appreciation at 12/31/2014 (000)
S&P 500 E-mini Index Contracts	CME Exchange	42	March 2015	$4,175	$(135)
Russell 2000 Mini Index Contracts	ICE Exchange	4	March 2015	456	(24)
Euro Stoxx 50 Index Contracts	Eurex Exchange	10	March 2015	365	(12)
Euro Currency Contracts	CME Exchange	2	March 2015	312	9
FTSE 100 Index Contracts	LIFFE Exchange	3	March 2015	290	(13)
S&P Mid 400 E-mini Index Contracts	CME Exchange	2	March 2015	279	(11)
British Pound Currency Contracts	CME Exchange	2	March 2015	196	1
Nikkei 225 (OSE) Index Contracts	OSE Exchange	1	March 2015	140	(4)
Japanese Yen Currency Contracts	CME Exchange	1	March 2015	106	2
Mini MSCI Emerging Markets Index Contracts	ICE Exchange	2	March 2015	91	(5)
					$(192)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2014 (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	449,118	1,117,879	232,241	1,334,756	$957	$70,421

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2014

		Value
Asset allocation funds 93.19%	Shares	(000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	86,231,073	$1,916,917
Total asset allocation funds (cost: $1,885,280,000)		1,916,917

Short-term securities 6.57%
Government Cash Management Fund	135,125,280	135,125
Total short-term securities (cost: $135,125,000)		135,125

Total investment securities 99.76% (cost: $2,020,405,000)		2,052,042
Other assets less liabilities 0.24%		4,927
Net assets 100.00%		$2,056,969

Futures contracts

The fund did not hold any futures contracts as of December 31, 2014. The average month-end notional amount of open futures contracts while held was $61,765,000 over the prior 12-month period.

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2014 (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	37,702,567	50,634,043	2,105,537	86,231,073	$30,954	$1,916,917

See Notes to Financial Statements

American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2014

		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,556,893	$4,079,588	$22,532,317	$7,687,281	$2,581,584
Affiliated issuers	—	83,253	241,558	—	—
Cash denominated in currencies other than U.S. dollars	19	24	—	—	—
Cash	91	29	123	124	109
Unrealized appreciation on open forward currency contracts	1,368	408	—	4,101	685
Receivables for:
Sales of investments	6,727	1,327	35,349	6,608	3,470
Sales of fund’s shares	6,306	1,295	1,895	15,299	2,346
Dividends and interest	7,817	2,412	17,561	13,595	5,590
Closed forward currency contracts	—	—	—	—	27
Deposits at brokers for futures contracts	—	—	—	—	—
Variation margin	—	—	—	—	—
Other	—	—	—	—	—
	5,579,221	4,168,336	22,828,803	7,727,008	2,593,811
Liabilities:
Unrealized depreciation on open forward currency contracts	—	1	—	—	119
Payables for:
Purchases of investments	29	1,709	22,694	2,208	4,510
Repurchases of fund’s shares	6,405	2,833	32,491	5,083	785
Investment advisory services	2,497	2,442	6,332	3,308	1,607
Services provided by related parties	910	615	3,510	1,017	269
Trustees’ deferred compensation	53	33	500	222	19
Closed forward currency contracts	—	—	—	—	—
Variation margin	—	—	—	—	—
Other	482	159	311	3,316	5,024
	10,376	7,792	65,838	15,154	12,333
Net assets at December 31, 2014	$5,568,845	$4,160,544	$22,762,965	$7,711,854	$2,581,478

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,642,850	$2,926,683	$10,975,371	$5,824,671	$2,329,810
Undistributed (distributions in excess of) net investment income	4,840	(20,757)	25,981	(24,827)	(12,575)
Undistributed (accumulated) net realized gain (loss)	539,464	330,350	4,459,410	437,846	148,966
Net unrealized appreciation (depreciation)	1,381,691	924,268	7,302,203	1,474,164	115,277
Net assets at December 31, 2014	$5,568,845	$4,160,544	$22,762,965	$7,711,854	$2,581,478

Investment securities, at cost:
Unaffiliated issuers	$4,176,153	$3,121,166	$15,264,257	$6,214,414	$2,461,892
Affiliated issuers	—	117,738	207,177	—	—
Cash denominated in currencies other than U.S. dollars, at cost	19	24	—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$7,251,546	$1,862,763	$25,376,300	$1,004,469	$74,886	$17,941,405	$220,314	$10,812,683	$2,661,480
—	11,584	—	—	—	—	—	—	—
—	—	234	—	—	—	—	722	2
76	179	118	102	93	296	67	2,876	283
—	1,264	—	—	—	—	137	4,862	7,983
26,033	17,869	15,260	1,746	318	251,291	5,469	1,606,820	79,754
2,688	395	10,534	508	845	9,458	176	4,789	621
12,923	4,034	28,225	2,404	266	46,765	789	59,480	29,914
—	—	—	—	—	—	5	157	874
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	784	44
15	—	26	—	—	15	—	—	—
7,293,281	1,898,088	25,430,697	1,009,229	76,408	18,249,230	226,957	12,493,173	2,780,955

—	—	—	—	—	—	57	—	7,148

12,129	9,482	29,527	—	1,170	669,674	10,945	2,916,021	184,417
4,758	781	24,179	59	— *	8,695	2	1,943	752
2,457	968	5,771	552	30	4,118	122	2,977	1,160
864	377	3,319	66	12	1,331	40	1,058	319
43	15	567	3	— *	178	1	76	15
—	—	—	—	—	—	3	278	1,393
—	—	—	—	—	68	—	—	—
146	114	3,786	339	30	2,298	38	200	1,448
20,397	11,737	67,149	1,019	1,242	686,362	11,208	2,922,553	196,652
$7,272,884	$1,886,351	$25,363,548	$1,008,210	$75,166	$17,562,868	$215,749	$9,570,620	$2,584,303

$4,630,223	$1,661,463	$14,067,434	$946,878	$76,662	$12,690,641	$195,556	$9,216,219	$2,555,764
24,901	77	67,971	(1,634)	(109)	67,803	(358)	29,269	(357)
710,357	(83,891)	3,599,882	21,494	(327)	1,263,084	645	188,330	68,360
1,907,403	308,702	7,628,261	41,472	(1,060)	3,541,340	19,906	136,802	(39,464)
$7,272,884	$1,886,351	$25,363,548	$1,008,210	$75,166	$17,562,868	$215,749	$9,570,620	$2,584,303

$5,344,128	$1,545,692	$17,744,496	$962,716	$75,945	$14,390,845	$200,454	$10,672,917	$2,700,254
—	21,133	—	—	—	—	—	—	—
—	—	234	—	—	—	—	730	2

American Funds Insurance Series

Statements of assets and liabilities at December 31, 2014

			U.S.
	High-		Government/		Managed
	Income		AAA-Rated	Cash	Risk
	Bond	Mortgage	Securities	Management	Growth
	Fund	Fund	Fund	Fund	Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,893,728	$414,608	$3,884,759	$395,297	$ 3,614
Affiliated issuers	—	—	—	—	74,175
Cash denominated in currencies other than U.S. dollars	—	—	—	—	—
Cash	3,406	106	344	105	496
Unrealized appreciation on open forward currency contracts	234	—	—	—	—
Receivables for:
Sales of investments	33,636	109,864	317,156	—	—
Sales of fund’s shares	476	399	4,834	2,058	149
Dividends and interest	35,323	875	11,401	1	— *
Closed forward currency contracts	—	—	—	—	—
Deposits at brokers for futures contracts	—	—	—	—	887
Variation margin	—	138	708	—	151
Other	—	—	—	—	—
	1,966,803	525,990	4,219,202	397,461	79,472
Liabilities:
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Payables for:
Purchases of investments	2,193	180,971	743,612	—	131
Repurchases of fund’s shares	1,104	80	340	2,185	4
Investment advisory services	766	119	981	108	13
Services provided by related parties	209	11	398	77	60
Trustees’ deferred compensation	55	1	58	22	— *
Closed forward currency contracts	—	—	—	—	—
Variation margin	—	—	—	—	—
Other	—	—	—	4	— *
	4,327	181,182	745,389	2,396	208
Net assets at December 31, 2014	$1,962,476	$344,808	$3,473,813	$395,065	$79,264

Net assets consist of:
Capital paid in on shares of beneficial interest	$2,111,532	$336,794	$3,401,135	$395,071	$78,039
Undistributed (distributions in excess of) net investment income	16,634	732	5,404	(22)	60
Undistributed (accumulated) net realized gain (loss)	(77,593)	4,237	26,154	—	(418)
Net unrealized appreciation (depreciation)	(88,097)	3,045	41,120	16	1,583
Net assets at December 31, 2014	$1,962,476	$344,808	$3,473,813	$395,065	$79,264

Investment securities, at cost:
Unaffiliated issuers	$1,982,013	$410,758	$3,836,002	$395,281	$ 3,615
Affiliated issuers	—	—	—	—	72,153
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$ 2,134	$ 5,436	$ 4,765	$ 135,125
43,365	91,437	70,421	1,916,917
—	—	—	—
123	808	102	3,725
—	—	—	—

—	—	—	—
152	216	82	6,403
— *	— *	— *	1
—	—	—	—
486	318	475	—
42	77	61	—
—	—	—	—
46,302	98,292	75,906	2,062,171

—	—	—	—

141	100	67	225
10	— *	5	2,875
8	16	12	344
36	69	56	1,605
— *	— *	— *	3
—	—	—	—
—	—	—	—
— *	— *	— *	150
195	185	140	5,202
$46,107	$98,107	$75,766	$2,056,969

$47,900	$95,076	$74,564	$1,952,693
14	69	12	24,307
(180)	(1,192)	(391)	48,332
(1,627)	4,154	1,581	31,637
$46,107	$98,107	$75,766	$2,056,969

$ 2,134	$ 5,436	$ 4,764	$ 135,125
44,843	87,162	68,649	1,885,280
—	—	—	—

American Funds Insurance Series

Statements of assets and liabilities at December 31, 2014

		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$1,557,548	$1,411,143	$7,118,538	$3,281,804	$1,433,225
Shares outstanding	56,669	54,083	88,818	161,255	69,186
Net asset value per share	$27.48	$26.09	$80.15	$20.35	$20.72
Class 2:
Net assets	$3,991,976	$2,737,594	$15,413,097	$4,373,530	$1,083,831
Shares outstanding	146,252	106,750	193,040	215,569	52,766
Net asset value per share	$27.30	$25.64	$79.84	$20.29	$20.54
Class 3:
Net assets			$207,705	$38,257
Shares outstanding			2,581	1,877
Net asset value per share			$80.47	$20.38
Class 4:
Net assets	$19,321	$11,807	$23,625	$18,263	$64,422
Shares outstanding	707	455	296	903	3,133
Net asset value per share	$27.34	$25.92	$79.74	$20.23	$20.56

			U.S.
	High-		Government/		Managed
	Income		AAA-Rated	Cash	Risk
	Bond	Mortgage	Securities	Management	Growth
	Fund	Fund	Fund	Fund	Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$1,016,725	$291,907	$1,722,678	$48,812
Shares outstanding	96,429	27,291	138,875	4,326
Net asset value per share	$10.54	$10.70	$12.40	$11.28
Class 2:
Net assets	$929,443	$52,433	$1,716,883	$331,450
Shares outstanding	89,319	4,910	139,736	29,967
Net asset value per share	$10.41	$10.68	$12.29	$11.06
Class 3:
Net assets	$16,012		$12,933	$7,581
Shares outstanding	1,514		1,041	680
Net asset value per share	$10.57		$12.43	$11.16
Class 4:
Net assets	$296	$468	$21,319	$7,222
Shares outstanding	27	44	1,728	642
Net asset value per share	$11.05	$10.65	$12.34	$11.25
Class P1:
Net assets					$187
Shares outstanding					16
Net asset value per share					$11.37
Class P2:
Net assets					$79,077
Shares outstanding					6,965
Net asset value per share					$11.35

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$3,541,931	$199,890	$10,812,079	$740,232	$20,131	$11,997,270	$36,767	$4,976,680	$1,193,822
241,153	15,645	204,921	45,506	2,053	539,607	3,310	449,180	101,411
$14.69	$12.78	$52.76	$16.27	$9.81	$22.23	$11.11	$11.08	$11.77

$3,721,695	$1,684,976	$14,336,947	$247,928	$1	$5,494,146	$178,981	$4,564,572	$1,386,425
255,471	132,136	273,559	15,288	— *	249,023	16,142	416,740	118,290
$14.57	$12.75	$52.41	$16.22	$9.81	$22.06	$11.09	$10.95	$11.72

		$184,284			$39,615
		3,489			1,780
		$52.82			$22.25

$9,258	$1,485	$30,238	$20,050	$55,034	$31,837	$1	$29,368	$4,056
633	117	577	1,238	5,618	1,440	— *	2,668	346
$14.63	$12.71	$52.39	$16.19	$9.80	$22.11	$11.09	$11.01	$11.70

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$117	$223	$149	$276,872
11	18	13	22,529
$10.10	$11.70	$11.67	$12.29

$45,990	$97,884	$75,617	$1,780,097
4,558	8,387	6,492	145,048
$10.09	$11.67	$11.65	$12.27

American Funds Insurance Series

Statements of operations for the year ended December 31, 2014

		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund
Investment income:
Income (net of non-U.S. taxes)[2] :
Dividends	$ 93,235	$ 45,034	$ 336,253	$ 161,353	$ 43,211
Interest	375	556	1,051	823	11,562
	93,610	45,590	337,304	162,176	54,773
Fees and expenses[2] :
Investment advisory services	29,661	29,376	74,940	40,834	19,582
Distribution services	10,394	7,191	39,698	12,132	3,144
Insurance administrative services	22	20	25	20	77
Transfer agent services	—	— [3]	2	1	— [3]
Administrative services	568	422	2,293	820	272
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	342	226	1,446	511	155
Registration statement and prospectus	82	92	375	99	25
Trustees’ compensation	55	40	247	96	25
Auditing and legal	55	48	160	82	48
Custodian	537	794	428	1,833	1,003
Other	27	18	37	34	50
Total fees and expenses before reimbursement/waiver	41,743	38,227	119,651	56,462	24,381
Less reimbursement/waiver of fees and expenses:
Investment advisory services	—	—	—	—	—
Other	—	—	—	—	—
Total reimbursement/waiver of fees and expenses	—	—	—	—	—
Total fees and expenses after reimbursement/waiver	41,743	38,227	119,651	56,462	24,381
Net investment income (loss)	51,867	7,363	217,653	105,714	30,392
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency:
Net realized gain (loss) on2 :
Investments	539,436	333,894	4,628,900	844,337	147,035
Forward currency contracts	20,528	1,123	—	21,865	4,004
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency transactions	(1,737)	(285)	(485)	(1,059)	(999)
Capital gain distributions received	—	—	—	—	—
	558,227	334,732	4,628,415	865,143	150,040
Net unrealized (depreciation) appreciation on:
Investments	(475,427)	(249,152)	(2,957,960)	(1,179,677)	(396,214)
Forward currency contracts	(3,902)	(53)	—	(839)	(274)
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency translations	(400)	(62)	(333)	(1,176)	(36)
	(479,729)	(249,267)	(2,958,293)	(1,181,692)	(396,524)
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency	78,498	85,465	1,670,122	(316,549)	(246,484)
Net increase (decrease) in net assets resulting from operations	$ 130,365	$ 92,828	$1,887,775	$ (210,835)	$(216,092)

See end of statements of operations for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder[1]	Fund	Fund	Fund	Fund

$256,576	$ 78,405	$ 455,690	$39,412	$ 859	$265,080	$4,121	$ 378	$ 49
324	1,391	6,489	759	100	111,167	1,770	230,717	77,652
256,900	79,796	462,179	40,171	959	376,247	5,891	231,095	77,701

27,138	11,666	66,888	6,376	146	46,705	1,370	34,918	13,996
9,290	4,395	36,890	672	39	14,134	427	11,723	3,695
6	3	30	24	39	26	—	32	3
1	— [3]	2	—	— [3]	2	— [3]	1	— [3]
681	195	2,501	100	3	1,677	21	954	266
—	—	—	—	—	—	—	—	—
281	78	1,560	13	— [3]	955	2	508	111
74	17	334	62	2	282	6	131	35
61	18	269	9	— [3]	158	2	88	24
45	27	175	13	1	114	6	64	18
238	279	596	255	13	318	38	72	496
9	13	43	2	—	26	21	145	215
37,824	16,691	109,288	7,526	243	64,397	1,893	48,636	18,859

29	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
29	—	—	—	—	—	—	—	—
37,795	16,691	109,288	7,526	243	64,397	1,893	48,636	18,859
219,105	63,105	352,891	32,645	716	311,850	3,998	182,459	58,842

737,780	191,174	3,613,704	25,019	(214)	1,263,716	3,547	205,030	49,433
—	828	(9)	—	—	—	(43)	10,839	(3,161)
—	—	—	—	—	(1,666)	—	(9,463)	(2,498)
—	—	—	—	—	—	—	—	—
(2)	(199)	(1,390)	(137)	(10)	(1,085)	(64)	156	(1,813)
—	—	—	—	—	—	—	—	—
737,778	191,803	3,612,305	24,882	(224)	1,260,965	3,440	206,562	41,961

25,023	(147,265)	(1,414,381)	(92,324)	(1,059)	(645,038)	(4,302)	116,937	(63,286)
—	1,206	(612)	—	—	—	104	6,511	4,230
—	—	—	—	—	(9,127)	—	(7,795)	(175)
—	—	—	—	—	—	—	—	—
(19)	(135)	(99)	(143)	(1)	(16)	(37)	(412)	(1,646)
25,004	(146,194)	(1,415,092)	(92,467)	(1,060)	(654,181)	(4,235)	115,241	(60,877)

762,782	45,609	2,197,213	(67,585)	(1,284)	606,784	(795)	321,803	(18,916)
$981,887	$ 108,714	$2,550,104	$(34,940)	$ (568)	$918,634	$3,203	$504,262	$ 39,926

American Funds Insurance Series

Statements of operations for the year ended December 31, 2014

			U.S.
	High-		Government/		Managed
	Income		AAA-Rated	Cash	Risk
	Bond	Mortgage	Securities	Management	Growth
	Fund	Fund	Fund	Fund	Fund
Investment income:
Income (net of non-U.S. taxes)[2] :
Dividends	$ 838	$ —	$ —	$ —	$ 901
Interest	125,255	4,475	55,405	313	— [3]
	126,093	4,475	55,405	313	901
Fees and expenses[2] :
Investment advisory services	9,118	1,194	11,539	1,363	132
Distribution services	2,584	127	4,509	926	122
Insurance administrative services	6	— [3]	22	6	122
Transfer agent services	— [3]	— [3]	— [3]	—	— [3]
Administrative services	197	29	348	42	—
Accounting and administrative services	—	—	—	—	52
Reports to shareholders	52	3	90	11	— [3]
Registration statement and prospectus	22	18	39	6	4
Trustees’ compensation	22	2	35	6	— [3]
Auditing and legal	13	2	23	3	— [3]
Custodian	9	1	9	1	12
Other	68	17	37	1	14
Total fees and expenses before reimbursement/waiver	12,091	1,393	16,651	2,365	458
Less reimbursement/waiver of fees and expenses:
Investment advisory services	—	—	—	—	26
Other	—	—	—	—	67
Total reimbursement/waiver of fees and expenses	—	—	—	—	93
Total fees and expenses after reimbursement/waiver	12,091	1,393	16,651	2,365	365
Net investment income (loss)	114,002	3,082	38,754	(2,052)	536
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency:
Net realized gain (loss) on2 :
Investments	50,613	6,945	52,366	1	1,399
Forward currency contracts	872	—	—	—	—
Interest rate swaps	—	222	(4,040)	—	—
Futures contracts	—	—	—	—	(2,612)
Currency transactions	20	—	—	—	(9)
Capital gain distributions received	—	—	—	—	2,314
	51,505	7,167	48,326	1	1,092
Net unrealized (depreciation) appreciation on:
Investments	(152,554)	5,159	98,178	3	4
Forward currency contracts	258	—	—	—	—
Interest rate swaps	—	(956)	(11,848)	—	—
Futures contracts	—	—	—	—	(438)
Currency translations	(62)	—	—	—	—
	(152,358)	4,203	86,330	3	(434)
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency	(100,853)	11,370	134,656	4	658
Net increase (decrease) in net assets resulting from operations	$ 13,149	$14,452	$173,410	$(2,048)	$1,194

1  For the period May 1, 2014, commencement of operations, through December 31, 2014.

2  Additional information related to non-U.S. taxes, affiliated transactions and class-specific fees and expenses is included in the Notes to Financial Statements.

3  Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$ 700	$ 2,611	$ 957	$ 30,954
— [3]	— [3]	— [3]	9
700	2,611	957	30,963

81	132	116	3,883
71	121	105	3,407
71	121	105	3,883
— [3]	— [3]	— [3]	— [3]
—	—	—	—
51	52	51	87
— [3]	1	— [3]	79
3	4	4	116
— [3]	— [3]	— [3]	11
— [3]	— [3]	— [3]	14
12	12	12	12
2	17	10	221
291	460	403	11,713

16	26	23	777
60	70	64	74
76	96	87	851
215	364	316	10,862
485	2,247	641	20,101

743	2,062	1,859	7,887
—	—	—	—
—	—	—	—
(639)	(2,998)	(2,253)	(23,286)
(8)	(2)	(3)	(20)
—	—	1,784	69,557
96	(938)	1,387	54,138

(2,621)	2,404	(224)	(23,318)
—	—	—	—
—	—	—	—
(149)	(121)	(192)	—
—	—	—	—
(2,770)	2,283	(416)	(23,318)

(2,674)	1,345	971	30,820
$(2,189)	$ 3,592	$ 1,612	$ 50,921

American Funds Insurance Series

Statements of changes in net assets

			Global Small
	Global Growth Fund		Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$ 51,867	$ 55,608	$ 7,363	$ 361	$ 217,653	$ 171,593
Net realized gain (loss) on investments	558,227	929,844	334,732	472,703	4,628,415	2,727,323
Net unrealized appreciation (depreciation) on investments	(479,729)	524,891	(249,267)	494,315	(2,958,293)	3,086,943
Net increase (decrease) in net assets resulting from operations	130,365	1,510,343	92,828	967,379	1,887,775	5,985,859
Dividends and distributions paid to shareholders:
Dividends from net investment income	(68,881)	(71,780)	(8,225)	(33,337)	(224,482)	(221,528)
Distributions from net realized gain on investments	(559,317)	—	(18,741)	—	(1,119,414)	—
Total dividends and distributions paid to shareholders	(628,198)	(71,780)	(26,966)	(33,337)	(1,343,896)	(221,528)
Net capital share transactions	178,506	(739,453)	(105,588)	(355,428)	(1,339,113)	(4,421,762)
Total increase (decrease) in net assets	(319,327)	699,110	(39,726)	578,614	(795,234)	1,342,569
Net assets:
Beginning of year	5,888,172	5,189,062	4,200,270	3,621,656	23,558,199	22,215,630
End of year	$5,568,845	$5,888,172	$4,160,544	$4,200,270	$22,762,965	$23,558,199
Undistributed (distributions in excess of) net investment income	$4,840	$3,114	$(20,757)	$(23,219)	$25,981	$33,372

	International Growth
	and Income Fund		Capital Income Builder	Asset Allocation Fund
	Year ended December 31		Year ended December 31	Year ended December 31
	2014	2013	2014[1]	2014	2013
Operations:
Net investment income (loss)	$ 32,645	$ 21,709	$ 716	$ 311,850	$ 230,855
Net realized gain (loss) on investments	24,882	34,613	(224)	1,260,965	825,117
Net unrealized appreciation (depreciation) on investments	(92,467)	92,291	(1,060)	(654,181)	1,982,263
Net increase (decrease) in net assets resulting from operations	(34,940)	148,613	(568)	918,634	3,038,235
Dividends and distributions paid to shareholders:
Dividends from net investment income	(31,369)	(23,927)	(835)	(282,950)	(240,318)
Distributions from net realized gain on investments	(9,656)	(14,821)	(94)	(808,834)	—
Total dividends and distributions paid to shareholders	(41,025)	(38,748)	(929)	(1,091,784)	(240,318)
Net capital share transactions	129,868	416,512	76,663	1,418,325	1,058,137
Total increase (decrease) in net assets	53,903	526,377	75,166	1,245,175	3,856,054
Net assets:
Beginning of year	954,307	427,930	—	16,317,693	12,461,639
End of year	$1,008,210	$954,307	$75,166	$17,562,868	$16,317,693
Undistributed (distributions in excess of) net investment income	$(1,634)	$(3,866)	$(109)	$67,803	$44,514

See end of statements of changes for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$ 105,714	$ 112,294	$ 30,392	$ 34,369	$ 219,105	$ 125,779	$ 63,105	$ 62,835	$ 352,891	$ 315,972
865,143	905,270	150,040	265,071	737,778	481,198	191,803	267,269	3,612,305	2,959,891
(1,181,692)	757,137	(396,524)	(14,019)	25,004	1,061,023	(146,194)	80,764	(1,415,092)	3,592,077

(210,835)	1,774,701	(216,092)	285,421	981,887	1,668,000	108,714	410,868	2,550,104	6,867,940

(119,689)	(126,296)	(31,681)	(38,680)	(221,413)	(121,475)	(66,932)	(63,217)	(345,996)	(330,882)
—	—	(264,280)	(11,688)	—	—	—	—	(1,199,049)	—
(119,689)	(126,296)	(295,961)	(50,368)	(221,413)	(121,475)	(66,932)	(63,217)	(1,545,045)	(330,882)
(1,245,391)	(1,488,019)	390,346	(49,848)	(56,686)	283,296	(184,153)	(335,904)	(674,865)	(4,856,235)
(1,575,915)	160,386	(121,707)	185,205	703,788	1,829,821	(142,371)	11,747	330,194	1,680,823

9,287,769	9,127,383	2,703,185	2,517,980	6,569,096	4,739,275	2,028,722	2,016,975	25,033,354	23,352,531
$7,711,854	$9,287,769	$2,581,478	$2,703,185	$7,272,884	$6,569,096	$1,886,351	$2,028,722	$25,363,548	$25,033,354

$(24,827)	$(35,174)	$(12,575)	$(12,241)	$24,901	$27,211	$77	$(1,984)	$67,971	$57,175

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$ 3,998	$ 3,143	$ 182,459	$ 165,688	$ 58,842	$ 58,823	$ 114,002	$ 122,416	$ 3,082	$ 529
3,440	3,839	206,562	8,330	41,961	(31,021)	51,505	15,106	7,167	(1,198)
(4,235)	13,109	115,241	(351,831)	(60,877)	(98,103)	(152,358)	(8,925)	4,203	(2,393)

3,203	20,091	504,262	(177,813)	39,926	(70,301)	13,149	128,597	14,452	(3,062)

(2,876)	(2,640)	(196,026)	(176,180)	(38,880)	—	(116,796)	(127,001)	(2,963)	(1,659)
(5,479)	(1,389)	(3,424)	(97,344)	(22,998)	(32,698)	—	—	—	(345)
(8,355)	(4,029)	(199,450)	(273,524)	(61,878)	(32,698)	(116,796)	(127,001)	(2,963)	(2,004)
28,764	24,936	(6,277)	762,587	17,465	69,173	130,489	(115,679)	86,031	116,261
23,612	40,998	298,535	311,250	(4,487)	(33,826)	26,842	(114,083)	97,520	111,195
192,137	151,139	9,272,085	8,960,835	2,588,790	2,622,616	1,935,634	2,049,717	247,288	136,093
$215,749	$192,137	$9,570,620	$9,272,085	$2,584,303	$2,588,790	$1,962,476	$1,935,634	$344,808	$247,288

$(358)	$(344)	$29,269	$33,731	$(357)	$6,522	$16,634	$16,443	$732	$11

American Funds Insurance Series

Statements of changes in net assets

	U.S. Government/				Managed Risk
	AAA-Rated Securities Fund		Cash Management Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2014	2013	2014	2013	2014	2013[2]
Operations:
Net investment income (loss)	$ 38,754	$ 19,673	$ (2,052)	$ (2,280)	$ 536	$ 142
Net realized gain (loss) on investments	48,326	(10,887)	1	— [3]	1,092	(126)
Net unrealized appreciation (depreciation) on investments	86,330	(118,491)	3	(11)	(434)	2,017
Net increase (decrease) in net assets resulting from operations	173,410	(109,705)	(2,048)	(2,291)	1,194	2,033
Dividends and distributions paid to shareholders:
Dividends from net investment income	(41,683)	(27,711)	—	—	(534)	(140)
Distributions from net realized gain on investments	—	(98,424)	—	—	(1,328)	—
Total dividends and distributions paid to shareholders	(41,683)	(126,135)	—	—	(1,862)	(140)
Net capital share transactions	(57,173)	(189,164)	(62,920)	(73,782)	51,939	26,100
Total increase (decrease) in net assets	74,554	(425,004)	(64,968)	(76,073)	51,271	27,993
Net assets:
Beginning of year	3,399,259	3,824,263	460,033	536,106	27,993	—
End of year	$3,473,813	$3,399,259	$395,065	$460,033	$79,264	$27,993
Undistributed (distributions in excess of) net investment income	$5,404	$6,797	$(22)	$(20)	$60	$2

1  For the period May 1, 2014, commencement of operations, through December 31, 2014.

2  For the period May 1, 2013, commencement of operations, through December 31, 2013.

3  Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

		(dollars in thousands)

Managed Risk		Managed Risk Blue Chip		Managed Risk		Managed Risk
International Fund		Income and Growth Fund		Growth-Income Fund		Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2014	2013[2]	2014	2013[2]	2014	2013[2]	2014	2013

$ 485	$ 157	$ 2,247	$ 346	$ 641	$ 205	$ 20,101	$ 8,194
96	(280)	(938)	(257)	1,387	(177)	54,138	(47)
(2,770)	1,143	2,283	1,871	(416)	1,997	(23,318)	54,945

(2,189)	1,020	3,592	1,960	1,612	2,025	50,921	63,092

(510)	(114)	(2,179)	(342)	(643)	(202)	(1,557)	(8,151)
—	—	—	—	(1,590)	—	—	—
(510)	(114)	(2,179)	(342)	(2,233)	(202)	(1,557)	(8,151)
31,920	15,980	70,335	24,741	52,232	22,332	1,100,535	817,857
29,221	16,886	71,748	26,359	51,611	24,155	1,149,899	872,798
16,886	—	26,359	—	24,155	—	907,070	34,272
$46,107	$16,886	$98,107	$26,359	$75,766	$24,155	$2,056,969	$907,070

$14	$6	$69	$4	$12	$3	$24,307	$89

American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company with 23 different funds (the “funds”). The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman”) is the subadviser for the risk management strategy for five of the funds (the “managed risk funds”).

The managed risk funds are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

Each fund’s investment objective and the principal strategies used to achieve the objective are as follows:

Global Growth Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

Growth Fund — Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

New World Fund — Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund — Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Growth-Income Fund — Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.

International Growth and Income Fund — Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Capital Income Builder — Seeks to provide a level of current income exceeding the average yield on U.S. stocks generally and to provide a growing stream of income over the years.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.

Global Balanced Fund — Seeks long-term growth of capital, conservation of principal and current income by investing in equity and debt securities in the U.S. and around the world.

Bond Fund — Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.

Global Bond Fund — Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.

American Funds Insurance Series

High-Income Bond Fund — Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

Mortgage Fund — Seeks to provide current income and preservation of capital by investing primarily in mortgage-related securities.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to provide long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either three or four share classes (Classes 1, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

American Funds Insurance Series

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to

American Funds Insurance Series

maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2014 (dollars in thousands):

American Funds Insurance Series

Global Growth Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Health care	$739,428	$342,512	$—	$1,081,940
Information technology	531,129	508,848	—	1,039,977
Consumer discretionary	626,762	382,412	—	1,009,174
Financials	307,413	476,962	—	784,375
Industrials	216,803	296,120	—	512,923
Consumer staples	93,106	278,738	—	371,844
Materials	88,808	74,224	—	163,032
Energy	86,063	63,237	—	149,300
Telecommunication services	—	73,088	—	73,088
Utilities	—	27,458	—	27,458
Miscellaneous	21,531	25,110	—	46,641
Preferred securities	3,641	—	—	3,641
Bonds, notes & other debt instruments	—	35,825	—	35,825
Short-term securities	—	257,675	—	257,675
Total	$2,714,684	$2,842,209	$—	$5,556,893

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,368	$—	$1,368

*	Securities with a value of $2,107,483,000, which represented 37.84% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$512,915	$321,228	$47	$834,190
Health care	685,038	96,623	—	781,661
Information technology	348,028	260,853	71	608,952
Industrials	149,123	425,317	—	574,440
Financials	142,152	126,217	—	268,369
Materials	105,862	77,739	—	183,601
Energy	94,667	75,950	1,690	172,307
Consumer staples	18,575	117,901	—	136,476
Utilities	—	84,304	—	84,304
Telecommunication services	20,350	6,032	—	26,382
Miscellaneous	135,430	69,824	—	205,254
Rights & warrants	—	71	65	136
Convertible stocks	—	—	4,961	4,961
Bonds, notes & other debt instruments	—	10,130	—	10,130
Short-term securities	—	271,678	—	271,678
Total	$2,212,140	$1,943,867	$6,834	$4,162,841

American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$408	$—	$408
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1)	—	(1)
Total	$—	$407	$—	$407

*	Securities with a value of $1,375,550,000, which represented 33.06% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

†	Forward currency contracts are not included in the investment portfolio.

Growth Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$4,073,351	$202,852	$—	$4,276,203
Information technology	3,642,301	632,100	—	4,274,401
Health care	3,778,014	103,983	—	3,881,997
Financials	2,778,154	173,445	—	2,951,599
Industrials	1,783,878	309,436	—	2,093,314
Energy	1,816,801	2,043	13,163	1,832,007
Consumer staples	1,427,320	238,345	—	1,665,665
Materials	374,714	119,307	—	494,021
Other	55,518	27,023	886	83,427
Miscellaneous	176,726	9,836	—	186,562
Preferred securities	827	—	—	827
Rights & warrants	17,417	—	—	17,417
Short-term securities	—	1,016,435	—	1,016,435
Total	$19,925,021	$2,834,805	$14,049	$22,773,875

*	Securities with a value of $1,558,297,000, which represented 6.85% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

International Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$—	$1,511,123	$—	$1,511,123
Consumer discretionary	67,776	1,097,322	—	1,165,098
Health care	50,008	1,033,404	—	1,083,412
Information technology	266,859	619,031	—	885,890
Industrials	129,505	719,328	—	848,833
Consumer staples	15,749	431,021	—	446,770
Materials	8,953	297,654	—	306,607
Utilities	—	266,534	—	266,534
Telecommunication services	10,388	218,182	—	228,570
Energy	38,147	177,358	—	215,505
Miscellaneous	10,485	178,247	—	188,732
Bonds, notes & other debt instruments	—	48,290	—	48,290
Short-term securities	—	491,917	—	491,917
Total	$597,870	$7,089,411	$—	$7,687,281

American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$4,101	$—	$4,101

*	Securities with a value of $5,787,479,000, which represented 75.05% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

†	Forward currency contracts are not included in the investment portfolio.

New World Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$134,081	$212,030	$—	$346,111
Financials	135,131	196,690	34	331,855
Consumer discretionary	129,744	188,539	—	318,283
Consumer staples	45,733	181,450	—	227,183
Health care	54,634	121,837	—	176,471
Energy	66,286	106,726	—	173,012
Industrials	50,753	55,690	—	106,443
Telecommunication services	—	71,301	—	71,301
Materials	18,431	31,129	—	49,560
Utilities	5,701	34,783	—	40,484
Miscellaneous	49,592	65,264	—	114,856
Preferred securities	1,083	—	—	1,083
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	149,444	—	149,444
Corporate bonds & notes	—	23,676	—	23,676
U.S. Treasury bonds & notes	—	17,281	—	17,281
Short-term securities	—	434,541	—	434,541
Total	$691,169	$1,890,381	$34	$2,581,584

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$685	$—	$685
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(119)	—	(119)
Total	$—	$566	$—	$566

*	Securities with a value of $1,000,333,000, which represented 38.75% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

†	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series

Blue Chip Income and Growth Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,206,708	$—	$—	$1,206,708
Industrials	1,090,571	—	—	1,090,571
Information technology	980,697	—	—	980,697
Consumer staples	788,219	—	—	788,219
Telecommunication services	647,494	—	—	647,494
Consumer discretionary	581,409	—	—	581,409
Utilities	549,315	—	—	549,315
Energy	375,483	—	—	375,483
Materials	216,755	—	—	216,755
Financials	202,146	—	—	202,146
Miscellaneous	357,685	—	—	357,685
Short-term securities	—	255,064	—	255,064
Total	$6,996,482	$255,064	$—	$7,251,546

Global Growth and Income Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$214,725	$198,543	$—	$413,268
Consumer discretionary	140,482	93,033	—	233,515
Information technology	116,145	110,012	—	226,157
Industrials	123,783	101,581	—	225,364
Health care	143,642	61,208	—	204,850
Telecommunication services	17,635	114,714	—	132,349
Consumer staples	52,948	63,008	—	115,956
Materials	79,864	16,969	—	96,833
Utilities	42,458	37,604	—	80,062
Energy	42,913	20,828	—	63,741
Preferred securities	458	—	—	458
Rights & warrants	129	—	—	129
Convertible bonds	—	1,111	—	1,111
Bonds, notes & other debt instruments	—	14,064	—	14,064
Short-term securities	—	66,490	—	66,490
Total	$975,182	$899,165	$—	$1,874,347

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,264	$—	$1,264

*	Securities with a value of $662,693,000, which represented 35.13% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

†	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series

Growth-Income Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Health care	$4,257,763	$136,487	$—	$4,394,250
Information technology	4,022,522	145,534	—	4,168,056
Consumer discretionary	2,801,117	504,037	—	3,305,154
Industrials	2,195,585	216,495	—	2,412,080
Financials	1,827,601	169,224	—	1,996,825
Materials	1,599,620	123,904	—	1,723,524
Energy	1,468,850	217,641	—	1,686,491
Consumer staples	1,391,547	236,056	—	1,627,603
Telecommunication services	408,654	—	—	408,654
Utilities	245,965	—	—	245,965
Miscellaneous	1,175,943	89,395	—	1,265,338
Rights & warrants	3,633	—	—	3,633
Convertible stocks	—	9,007	—	9,007
Convertible bonds	—	30,961	—	30,961
Bonds, notes & other debt instruments	—	42,617	—	42,617
Short-term securities	—	2,056,142	—	2,056,142
Total	$21,398,800	$3,977,500	$—	$25,376,300

*	Securities with a value of $1,209,046,000, which represented 4.77% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

International Growth and Income Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$14,644	$221,570	$—	$236,214
Utilities	—	128,528	—	128,528
Consumer discretionary	3,716	120,254	—	123,970
Consumer staples	28,345	80,659	—	109,004
Health care	—	106,859	—	106,859
Industrials	7,555	71,399	—	78,954
Energy	17,440	27,691	—	45,131
Materials	3,116	28,998	—	32,114
Telecommunication services	2,603	29,171	—	31,774
Information technology	6,522	8,931	—	15,453
Rights & warrants	—	61	—	61
Convertible bonds	—	2,556	—	2,556
Bonds, notes & other debt instruments	—	9,256	—	9,256
Short-term securities	—	84,595	—	84,595
Total	$83,941	$920,528	$—	$1,004,469

*	Securities with a value of $617,618,000, which represented 61.26% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

American Funds Insurance Series

Capital Income Builder
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer staples	$7,023	$2,670	$—	$9,693
Financials	3,307	5,253	—	8,560
Health care	3,668	4,214	—	7,882
Utilities	706	6,403	—	7,109
Telecommunication services	2,784	4,290	—	7,074
Consumer discretionary	1,136	3,948	—	5,084
Energy	3,459	1,580	—	5,039
Information technology	3,922	838	—	4,760
Industrials	1,662	1,418	—	3,080
Materials	1,201	1,154	—	2,355
Miscellaneous	—	477	—	477
Bonds, notes & other debt instruments	—	11,673	—	11,673
Short-term securities	—	2,100	—	2,100
Total	$28,868	$46,018	$—	$74,886

Asset Allocation Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$1,850,376	$100,971	$—	$1,951,347
Consumer discretionary	1,881,061	18,025	—	1,899,086
Financials	1,757,560	—	—	1,757,560
Industrials	1,385,692	19,578	1	1,405,271
Health care	1,182,825	94,864	3,106	1,280,795
Energy	1,262,869	—	—	1,262,869
Materials	848,790	1,043	—	849,833
Consumer staples	715,693	96,025	—	811,718
Other	169,946	—	—	169,946
Miscellaneous	420,917	39,683	—	460,600
Convertible stocks	—	10,915	—	10,915
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	1,924,223	—	1,924,223
Corporate bonds & notes	—	1,354,535	10,872	1,365,407
Mortgage-backed obligations	—	724,971	—	724,971
Federal agency bonds & notes	—	275,707	—	275,707
Other	—	99,674	—	99,674
Short-term securities	—	1,691,483	—	1,691,483
Total	$11,475,729	$6,451,697	$13,979	$17,941,405

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$778	$—	$778
Liabilities:
Unrealized depreciation on interest rate swaps	—	(9,905)	—	(9,905)
Total	$—	$(9,127)	$—	$(9,127)

*	Interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series

Global Balanced Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Industrials	$9,981	$12,535	$—	$22,516
Financials	3,944	17,108	—	21,052
Consumer staples	8,087	10,138	—	18,225
Information technology	8,066	9,507	—	17,573
Health care	8,027	5,840	—	13,867
Consumer discretionary	9,370	4,393	—	13,763
Energy	4,859	2,447	—	7,306
Materials	5,855	1,035	—	6,890
Telecommunication services	648	2,403	—	3,051
Utilities	—	2,417	—	2,417
Miscellaneous	2,412	1,967	—	4,379
Preferred securities	166	—	—	166
Convertible bonds	—	873	—	873
Bonds, notes & other debt instruments	—	65,536	—	65,536
Short-term securities	—	22,700	—	22,700
Total	$61,415	$158,899	$—	$220,314

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$137	$—	$137
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(57)	—	(57)
Total	$—	$80	$—	$80

*	Securities with a value of $56,422,000, which represented 26.15% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

†	Forward currency contracts are not included in the investment portfolio.

Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$3,617,605	$—	$3,617,605
Corporate bonds & notes	—	2,859,035	103	2,859,138
Mortgage-backed obligations	—	2,053,347	—	2,053,347
Other	—	632,729	—	632,729
Convertible bonds	—	1,311	—	1,311
Preferred securities	2,286	—	—	2,286
Common stocks	6	—	—	6
Short-term securities	—	1,646,261	—	1,646,261
Total	$2,292	$10,810,288	$103	$10,812,683

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$4,862	$—	$4,862
Unrealized appreciation on interest rate swaps	—	9,726	—	9,726
Liabilities:
Unrealized depreciation on interest rate swaps	—	(17,187)	—	(17,187)
Total	$—	$(2,599)	$—	$(2,599)

*	Forward currency contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series

Global Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$584,308	$—	$584,308
British pounds	—	135,822	—	135,822
Mexican pesos	—	81,519	—	81,519
Japanese yen	—	65,446	—	65,446
Indian rupees	—	47,363	—	47,363
Polish zloty	—	45,973	—	45,973
Hungarian forints	—	40,631	—	40,631
Norwegian kroner	—	36,498	—	36,498
Colombian pesos	—	29,455	—	29,455
U.S. dollars	—	1,366,659	7	1,366,666
Other	—	75,018	—	75,018
Convertible stocks	—	357	—	357
Common stocks	—	334	—	334
Short-term securities	—	152,090	—	152,090
Total	$—	$2,661,473	$7	$2,661,480

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$7,983	$—	$7,983
Unrealized appreciation on interest rate swaps	—	272	—	272
Liabilities:
Unrealized depreciation on forward currency contracts	—	(7,148)	—	(7,148)
Unrealized depreciation on interest rate swaps	—	(447)	—	(447)
Total	$—	$660	$—	$660

*	Forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,684,551	$10,552	$1,695,103
Other	—	53,008	—	53,008
Convertible bonds	—	5,888	—	5,888
Convertible stocks	13,440	6,502	—	19,942
Preferred securities	798	—	—	798
Common stocks	6,410	5,834	3,563	15,807
Short-term securities	—	103,182	—	103,182
Total	$20,648	$1,858,965	$14,115	$1,893,728

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$234	$—	$234

*	Forward currency contracts are not included in the investment portfolio.

Mortgage Fund

At December 31, 2014, all of the fund’s investments were classified as Level 2.

U.S. Government/AAA-Rated Securities Fund

At December 31, 2014, all of the fund’s investments were classified as Level 2.

American Funds Insurance Series

Cash Management Fund

At December 31, 2014, all of the fund’s investment securities were classified as Level 2.

Managed Risk Growth Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2014, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks maybe more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks

American Funds Insurance Series

of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds, or bonds rated Ba1 or BB+ or below by Nationally Recognized Statistical Rating Organizations.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related securities and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — Contracts for future delivery of mortgage-related securities, such as to be announced contracts and mortgage dollar rolls, involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities the fund contracts to repurchase could drop below their purchase price. While a fund can preserve capital and generate

American Funds Insurance Series

gains through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to a fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, a fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of a fund’s initial investment.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in money market securities — The values and liquidity of the securities held by a fund may be affected by changing interest rates, changes in the credit quality of the issuers, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the risk management strategy of the managed risk fund.

American Funds Insurance Series

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of individual underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and the respective underlying fund.

Futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Hedging — Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the risk management strategy may not effectively protect the managed risk funds from market declines and will limit the managed risk funds’ participation in market gains. The use of the risk management strategy could cause a managed risk fund to underperform as compared to the underlying fund in certain rising market conditions.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency

American Funds Insurance Series

contracts are recorded in each fund’s statement of operations. As of December 31, 2014, Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund, Global Growth and Income Fund, Global Balanced Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations. As of December 31, 2014, Asset Allocation Fund, Bond Fund, Global Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund had open interest rate swaps.

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives “variation margin” based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. As of December 31, 2014, Managed Risk Asset Allocation Fund did not hold any futures contracts.

American Funds Insurance Series

The following tables present the financial statement impacts resulting from the funds’ use of forward currency contracts, interest rate swaps and/or futures contracts as of December 31, 2014 (dollars in thousands):

			Global			Global
		Global	Small		New	Growth
		Growth	Capitalization	International	World	and Income
		Fund	Fund	Fund	Fund	Fund
Assets	Location on statements of assets and liabilties
Forward currency	Unrealized appreciation on open forward
	currency contracts	$1,368	$408	$4,101	$685	$1,264
Forward currency	Receivables for closed forward currency
	contracts	—	—	—	27	—
Futures contracts	Deposits at brokers for futures contracts	—	—	—	—	—
Interest rate swaps	Variation margin for interest rate swaps	—	—	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$1,368	$408	$4,101	$712	$1,264

Liabilities	Location on statements of assets and liabilities
Forward currency	Unrealized depreciation on open forward
	currency contracts	$—	$1	$—	$119	$—
Forward currency	Payables for closed forward currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$—	$1	$—	$119	$—

Net realized gain	Location on statements of operations
Forward currency	Net realized gain on forward currency contracts	$20,528	$1,123	$21,865	$4,004	$828
Interest rate swaps	Net realized gain on interest rate swaps	—	—	—	—	—
Futures contracts	Net realized gain on futures contracts	—	—	—	—	—
		$20,528	$1,123	$21,865	$4,004	$828

Net unrealized (depreciation) appreciation	Location on statements of operations
Forward currency	Net unrealized depreciation on forward currency contracts	$(3,902)	$(53)	$(839)	$(274)	$1,206
Interest rate swaps	Net unrealized appreciation on interest rate swaps	—	—	—	—	—
Futures contracts	Net unrealized appreciation on futures
	contracts	—	—	—	—	—
		$(3,902)	$(53)	$(839)	$(274)	$1,206

American Funds Insurance Series

		Growth-	Asset	Global		Global
		Income	Allocation	Balanced	Bond	Bond
		Fund	Fund	Fund	Fund	Fund
Assets	Location on statements of assets and liabilties
Forward currency	Unrealized appreciation on open forward currency contracts	$—	$—	$137	$4,862	$7,983
Forward currency	Receivables for closed forward currency contracts	—	—	5	157	874
Futures contracts	Deposits at brokers for futures contracts	—	—	—	—	—
Interest rate swaps	Variation margin for interest rate swaps	—	—	—	784	44
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$—	$—	$142	$5,803	$8,901

Liabilities	Location on statements of assets and liabilities
Forward currency	Unrealized depreciation on open forward currency contracts	$—	$—	$57	$—	$7,148
Forward currency	Payables for closed forward currency contracts	—	—	3	278	1,393
Interest rate swaps	Variation margin on interest rate swaps	—	68	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$—	$68	$60	$278	$8,541

Net realized (loss) gain	Location on statements of operations
Forward currency	Net realized (loss) gain on forward currency contracts	$(9)	$—	$(43)	$10,839	$(3,161)
Interest rate swaps	Net realized loss on interest rate swaps	—	(1,666)	—	(9,463)	(2,498)
Futures contracts	Net realized gain on futures contracts	—	—	—	—	—
		$(9)	$(1,666)	$(43)	$1,376	$(5,659)

Net unrealized (depreciation) appreciation	Location on statements of operations
Forward currency	Net unrealized (depreciation) appreciation on forward currency contracts	$(612)	$—	$104	$6,511	$4,230
Interest rate swaps	Net unrealized depreciation on interest rate swaps	—	(9,127)	—	(7,795)	(175)
Futures contracts	Net unrealized appreciation on futures contracts	—	—	—	—	—
		$(612)	$(9,127)	$104	$(1,284)	$4,055

American Funds Insurance Series

				U.S.
		High-		Government/	Managed	Managed
		Income		AAA-Rated	Risk	Risk
		Bond	Mortgage	Securities	Growth	International
		Fund	Fund	Fund	Fund	Fund
Assets	Location on statements of assets and liabilties
Forward currency	Unrealized appreciation on open forward currency contracts	$234	$—	$—	$—	$—
Forward currency	Receivables for closed forward currency contracts	—	—	—	—	—
Futures contracts	Deposits at brokers for futures contracts	—	—	—	887	486
Interest rate swaps	Variation margin for interest rate swaps	—	138	708	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	151	42
		$234	$138	$708	$1,038	$528

Liabilities	Location on statements of assets and liabilities
Forward currency	Unrealized depreciation on open forward currency contracts	$—	$—	$—	$—	$—
Forward currency	Payables for closed forward currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—	—	—
		$—	$—	$—	$—	$—

Net realized gain (loss)	Location on statements of operations
Forward currency	Net realized gain on forward currency contracts	$872	$—	$—	$—	$—
Interest rate swaps	Net realized gain (loss) on interest rate swaps	—	222	(4,040)	—	—
Futures contracts	Net realized loss on futures contracts	—	—	—	(2,612)	(639)
		$872	$222	$(4,040)	$(2,612)	$(639)

Net unrealized appreciation (depreciation)	Location on statements of operations
Forward currency	Net unrealized appreciation on forward currency contracts	$258	$—	$—	$—	$—
Interest rate swaps	Net unrealized depreciation on interest rate swaps	—	(956)	(11,848)	—	—
Futures contracts	Net unrealized depreciation on futures contracts	—	—	—	(438)	(149)
		$258	$(956)	$(11,848)	$(438)	$(149)

American Funds Insurance Series

		Managed	Managed	Managed
		Risk Blue	Risk	Risk
		Chip Income	Growth-	Asset
		and Growth	Income	Allocation
		Fund	Fund	Fund
Assets	Location on statements of assets and liabilties
Forward currency	Unrealized appreciation on open forward currency contracts	$—	$—	$—
Forward currency	Receivables for closed forward currency contracts	—	—	—
Futures contracts	Deposits at brokers for futures contracts	318	475	—
Interest rate swaps	Variation margin for interest rate swaps	—	—	—
Futures contracts	Variation margin on futures contracts	77	61	—
		$395	$536	$—

Liabilities	Location on statements of assets and liabilities
Forward currency	Unrealized depreciation on open forward currency contracts	$—	$—	$—
Forward currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—
Futures contracts	Variation margin on futures contracts	—	—	—
		$—	$—	$—

Net realized loss	Location on statements of operations
Forward currency	Net realized gain on forward currency contracts	$—	$—	$—
Interest rate swaps	Net realized gain on interest rate swaps	—	—	—
Futures contracts	Net realized loss on futures contracts	(2,998)	(2,253)	(23,286)
		$(2,998)	$(2,253)	$(23,286)

Net unrealized appreciation (depreciation)	Location on statements of operations
Forward currency	Net unrealized appreciation on forward currency contracts	$—	$—	$—
Interest rate swaps	Net unrealized appreciation on interest rate swaps	—	—	—
Futures contracts	Net unrealized depreciation on futures contracts	(121)	(192)	—
		$(121)	$(192)	$—

Collateral — Funds that invest in forward currency contracts, interest rate swaps and/or futures contracts participate in a collateral program. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party to the contract cannot meet its contractual obligations.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty, are settled net of each party’s payment obligation. For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the funds’ statements of assets and liabilities. The following tables present each

American Funds Insurance Series

fund’s forward currency contracts by counterparty as of December 31, 2014, including those that are subject to potential offset on the statements of assets and liabilities (dollars in thousands):

Global Growth Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$741	$—	$—	$—	$741
Bank of New York Mellon	625	—	—	—	625
JPMorgan Chase	1	—	—	—	1
UBS AG	1	—	—	—	1
	$1,368	$—	$—	$—	$1,368

Global Small Capitalization Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
HSBC Bank	$94	$—	$—	$—	$94
UBS AG	314	—	—	—	314
	$408	$—	$—	$—	$408
Liabilities:
Barclays Bank PLC	$1	$—	$—	$—	$1

International Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$758	$—	$—	$—	$758
Barclays Bank PLC	2,308		—	—	2,308
Citibank	309	—	—	—	309
UBS AG	726	—	—	—	726
	$4,101	$—	$—	$—	$4,101

See end of tables for footnote.

American Funds Insurance Series

New World Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$33	$—	$—	$—	$33
Citibank	234	—	—	—	234
HSBC Bank	63	(2)	—	—	61
JPMorgan Chase	153	(1)	—	—	152
UBS AG	229	(95)	—	—	134
	$712	$(98)	$—	$—	$614
Liabilities:
Barclays Bank PLC	$21	$—	$—	$—	$21
HSBC Bank	2	(2)	—	—	—
JPMorgan Chase	1	(1)	—	—	—
UBS AG	95	(95)	—	—	—
	$119	$(98)	$—	$—	$21

Global Growth and Income Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$1	$—	$—	$—	$1
Citibank	254	—	—	—	254
JPMorgan Chase	1,009	—	—	—	1,009
	$1,264	$—	$—	$—	$1,264

Global Balanced Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$12	$—	$—	$—	$12
Citibank	47	—	—	—	47
HSBC Bank	21	(21)	—	—	—
JPMorgan Chase	60	(9)	—	—	51
UBS AG	2	(2)	—	—	—
	$142	$(32)	$—	$—	$110
Liabilities:
Barclays Bank PLC	$3	$—	$—	$—	$3
HSBC Bank	26	(21)	—	—	5
JPMorgan Chase	9	(9)	—	—	—
UBS AG	22	(2)	—	—	20
	$60	$(32)	$—	$—	$28

American Funds Insurance Series

Bond Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Barclays Bank PLC	$93	$—	$—	$—	$93
Citibank	250	—	—	—	250
HSBC Bank	2,565	—	—	—	2,565
JPMorgan Chase	1,945	—	—	—	1,945
UBS AG	166	—	—	—	166
	$5,019	$—	$—	$—	$5,019
Liabilities:
JPMorgan Chase	$198	$—	$—	$—	$198
UBS AG	80	—	—	—	80
	$278	$—	$—	$—	$278

Global Bond Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$643	$—	$—	$—	$643
Barclays Bank PLC	512	(386)	—	—	126
Citibank	1,957	(571)	—	—	1,386
HSBC Bank	2,534	(1,708)	—	—	826
JPMorgan Chase	1,603	(1,595)	—	—	8
UBS AG	1,608	(632)	—	—	976
	$8,857	$(4,892)	$—	$—	$3,965
Liabilities:
Bank of America, N.A.	$294	$—	$—	$—	$294
Bank of New York Mellon	2,580	—	—	—	2,580
Barclays Bank PLC	386	(386)	—	—	—
Citibank	625	(571)	—	—	54
HSBC Bank	2,000	(1,708)	—	—	292
JPMorgan Chase	2,024	(1,595)	—	—	429
UBS AG	632	(632)	—	—	—
	$8,541	$(4,892)	$—	$—	$3,649

High-Income Bond Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of New York Mellon	$184	$—	$—	$—	$184
HSBC Bank	21	—	—	—	21
UBS AG	29	—	—	—	29
	$234	$—	$—	$—	$234

*Non-cash collateral is shown on a settlement basis.

American Funds Insurance Series

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2014, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2011. Global Balanced Fund and Mortgage Fund are not subject to examination by U.S. federal tax authorities for tax years before 2011, the year the funds commenced operations. Managed Risk Asset Allocation Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, the year the fund commenced operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by U.S. federal tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by U.S. federal tax authorities for tax years before 2014, the year the fund commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2010. Global Balanced Fund and Mortgage Fund are not subject to examination by state tax authorities for tax years before 2011, the year the funds commenced operations. Managed Risk Asset Allocation Fund is not subject to examination by state tax authorities for tax years before 2012, the year the fund commenced operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by state tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by state tax authorities for tax years before 2014, the year the fund commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund and Global Growth and Income Fund for tax years before 2007; Growth-Income Fund for tax years before 2010; and International Growth and Income Fund and Global Balanced Fund for tax years before 2011. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; non-U.S. taxes on capital gains; paydowns on fixed-income securities; net capital losses; net operating losses; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables in this section, some of the funds had capital loss carryforwards available at December 31, 2014. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Funds with capital loss carryforwards will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

American Funds Insurance Series

Additional tax basis disclosures are as follows (dollars in thousands):

		Global Small				Blue Chip
	Global	Capitalization		International	New World	Income and
	Growth Fund	Fund	Growth Fund	Fund	Fund	Growth Fund
Undistributed ordinary income	$59,303	$39,763	$26,481	$27,519	$46,283	$70,798
Late year ordinary loss deferral*	—	(1,480)	—	—	—	—
Undistributed long-term capital gain	490,905	291,621	4,626,374	445,795	111,831	665,817
Capital loss carryforward utilized	—	—	—	386,250	—	24,747
Gross unrealized appreciation on investment securities	1,619,588	1,375,775	7,722,797	1,852,730	422,654	1,962,299
Gross unrealized depreciation on investment securities	(243,332)	(471,711)	(587,321)	(435,835)	(324,025)	(56,195)
Net unrealized appreciation (depreciation) on investment securities	1,376,256	904,064	7,135,476	1,416,895	98,629	1,906,104
Cost of investment securities	4,180,637	3,258,777	15,638,399	6,270,386	2,482,955	5,345,442
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	18,740	3,324	(562)	24,322	955	(2)

	Global		International	Capital	Asset	Global
	Growth and	Growth-	Growth and	Income	Allocation	Balanced
	Income Fund	Income Fund	Income Fund	Builder	Fund	Fund
Undistributed ordinary income	$7,207	$163,215	$1,651	$—	$208,311	$272
Late year ordinary loss deferral*	—	—	—	(10)	—	—
Undistributed long-term capital gain	—	3,511,162	21,495	—	1,126,260	779
Post-October capital loss deferral*	—	—	—	(316)	—	—
Capital loss carryforward:
Expiring 2017	(82,483)	—	—	—	—	—
Expiring 2018	(297)	—	—	—	—	—
	(82,780)	—	—	—	—	—
Capital loss carryforward utilized	190,917	—	—	—	—	—
Gross unrealized appreciation on investment securities	421,233	8,301,888	96,553	1,985	3,930,660	26,969
Gross unrealized depreciation on investment securities	(120,674)	(671,034)	(58,082)	(3,166)	(382,960)	(7,789)
Net unrealized appreciation (depreciation) on investment securities	300,559	7,630,854	38,471	(1,181)	3,547,700	19,180
Cost of investment securities	1,573,788	17,745,446	965,998	76,067	14,393,705	201,134
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	5,888	3,901	956	9	(5,611)	(1,136)
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	—	—	1	—	—

American Funds Insurance Series

					U.S.
					Government/
					AAA-Rated	Cash
		Global Bond	High-Income	Mortgage	Securities	Management
	Bond Fund	Fund	Bond Fund	Fund	Fund	Fund
Undistributed ordinary income	$189,634	$45,303	$19,480	$5,010	$29,066	$—
Undistributed long-term capital gain	36,263	25,248	—	—	3,636	—
Capital loss carryforward:
Expiring 2017	—	—	(45,026)	—	—	—
Capital loss carryforward utilized	—	—	32,657	2,303	18,371	—
Gross unrealized appreciation on investment securities	196,278	34,777	6,398	4,574	55,715	17
Gross unrealized depreciation on investment securities	(59,704)	(75,180)	(128,762)	(765)	(8,044)	(1)
Net unrealized appreciation (depreciation) on investment securities	136,574	(40,403)	(122,364)	3,809	47,671	16
Cost of investment securities	10,676,109	2,701,883	2,016,092	410,799	3,837,088	395,281
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	9,105	(26,841)	2,985	602	1,536	1
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	—	—	—	—	2,049

			Managed
		Managed	Risk Blue	Managed	Managed
	Managed	Risk	Chip	Risk	Risk Asset
	Risk Growth	International	Income and	Growth-	Allocation
	Fund	Fund	Growth Fund	Income Fund	Fund
Undistributed ordinary income	$—	$14	$70	$—	$24,307
Late year ordinary loss deferral*	(6)	—	—	(3)	—
Undistributed long-term capital gain	—	—	—	—	48,332
Post-October capital loss deferral*	(792)	—	—	(564)	—
Capital loss carryforward:
No expiration	—	(319)	(1,316)	—	—
Capital loss carryforward utilized	126	—	—	178	87
Gross unrealized appreciation on investment securities	2,021	—	4,276	1,772	31,637
Gross unrealized depreciation on investment securities	—	(1,478)	—	—	—
Net unrealized appreciation (depreciation) on investment securities	2,021	(1,478)	4,276	1,772	31,637
Cost of investment securities	75,768	46,977	92,597	73,414	2,020,405
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	56	33	(3)	11	5,674

*These deferrals are considered incurred in the subsequent year.

American Funds Insurance Series

The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,714	$149,231	$170,945	$21,540	$—	$21,540
Class 2	46,982	409,357	456,339	50,234	—	50,234
Class 4	185	729	914	6	—	6
Total	$68,881	$559,317	$628,198	$71,780	$—	$71,780

Global Small Capitalization Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$4,791	$5,850	$10,641	$9,160	$—	$9,160
Class 2	3,426	12,856	16,282	24,174	—	24,174
Class 4	8	35	43	3	—	3
Total	$8,225	$18,741	$26,966	$33,337	$—	$33,337

Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$101,536	$338,191	$439,727	$77,038	$—	$77,038
Class 2	120,723	770,692	891,415	142,471	—	142,471
Class 3	2,019	10,176	12,195	1,987	—	1,987
Class 4	204	355	559	32	—	32
Total	$224,482	$1,119,414	$1,343,896	$221,528	$—	$221,528

International Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$56,042	$—	$56,042	$50,434	$—	$50,434
Class 2	62,808	—	62,808	75,225	—	75,225
Class 3	586	—	586	614	—	614
Class 4	253	—	253	23	—	23
Total	$119,689	$—	$119,689	$126,296	$—	$126,296

New World Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$22,533	$136,762	$159,295	$21,178	$5,690	$26,868
Class 2	14,710	118,828	133,538	17,409	5,994	23,403
Class 4	712	2,416	3,128	93	4	97
Total	$37,955	$258,006	$295,961	$38,680	$11,688	$50,368

See end of tables for footnotes.

American Funds Insurance Series

Blue Chip Income and Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$110,127	$—	$110,127	$54,555	$—	$54,555
Class 2	111,072	—	111,072	66,918	—	66,918
Class 4	214	—	214	2	—	2
Total	$221,413	$—	$221,413	$121,475	$—	$121,475

Global Growth and Income Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$7,433	$—	$7,433	$6,810	$—	$6,810
Class 2	59,444	—	59,444	56,388	—	56,388
Class 4	55	—	55	19	—	19
Total	$66,932	$—	$66,932	$63,217	$—	$63,217

Growth-Income Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$160,312	$481,640	$641,952	$142,502	$—	$142,502
Class 2	182,884	707,921	890,805	185,855	—	185,855
Class 3	2,464	9,150	11,614	2,493	—	2,493
Class 4	336	338	674	32	—	32
Total	$345,996	$1,199,049	$1,545,045	$330,882	$—	$330,882

International Growth and Income Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$23,471	$7,090	$30,561	$19,657	$9,002	$28,659
Class 2	7,334	2,491	9,825	6,724	3,354	10,078
Class 4	564	75	639	8	3	11
Total	$31,369	$9,656	$41,025	$26,389	$12,359	$38,748

Capital Income Builder

	For the period ended December 31, 2014[1]
	Ordinary	Long-term	Total distributions
Share class	income	capital gains	paid
Class 1	$409	$—	$409
Class 2	—	—	—
Class 4	520	—	520
Total	$929	$—	$929

American Funds Insurance Series

Asset Allocation Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$244,441	$487,101	$731,542	$160,436	$—	$160,436
Class 2	104,039	252,911	356,950	79,271	—	79,271
Class 3	774	1,837	2,611	607	—	607
Class 4	434	247	681	4	—	4
Total	$349,688	$742,096	$1,091,784	$240,318	$—	$240,318

Global Balanced Fund

	Year ended December 31, 2014						Year ended December 31, 2013
					Total						Total
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class 1	$559		$943		$1,502		$557		$260		$817
Class 2	2,317		4,536		6,853		2,083		1,129		3,212
Class 4	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Total	$2,876		$5,479		$8,355		$2,640		$1,389		$4,029

Bond Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$106,599	$1,717	$108,316	$89,562	$43,797	$133,359
Class 2	88,930	1,704	90,634	86,573	53,541	140,114
Class 4	497	3	500	45	6	51
Total	$196,026	$3,424	$199,450	$176,180	$97,344	$273,524

Global Bond Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$21,017	$10,164	$31,181	$6,185		$7,310		$13,495
Class 2	17,806	12,830	30,636	8,801		10,402		19,203
Class 4	57	4	61	—	[2]	—	[2]	—	[2]
Total	$38,880	$22,998	$61,878	$14,986		$17,712		$32,698

High-Income Bond Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$60,248	$—	$60,248	$55,659	$—	$55,659
Class 2	55,536	—	55,536	70,100	—	70,100
Class 3	966	—	966	1,237	—	1,237
Class 4	46	—	46	5	—	5
Total	$116,796	$—	$116,796	$127,001	$—	$127,001

See end of tables for footnotes.

American Funds Insurance Series

Mortgage Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$2,595	$—	$2,595	$1,647		$46		$1,693
Class 2	364	—	364	296		15		311
Class 4	4	—	4	—	[2]	—	[2]	—	[2]
Total	$2,963	$—	$2,963	$1,943		$61		$2,004

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total				Total
	Ordinary	Long-term	distributions	Ordinary	Long-term		distributions
Share class	income	capital gains	paid	income	capital gains		paid
Class 1	$22,540	$—	$22,540	$35,942	$25,494		$61,436
Class 2	18,675	—	18,675	35,681	28,443		64,124
Class 3	143	—	143	318	255		573
Class 4	325	—	325	2	—	[2]	2
Total	$41,683	$—	$41,683	$71,943	$54,192		$126,135

Managed Risk Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013[3]
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$2	$3	$5	$1	$—	$1
Class P2	532	1,325	1,857	139	—	139
Total	$534	$1,328	$1,862	$140	$—	$140

Managed Risk International Fund

	Year ended December 31, 2014			Year ended December 31, 2013[3]
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$2	$—	$2	$1	$—	$1
Class P2	508	—	508	113	—	113
Total	$510	$—	$510	$114	$—	$114

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2014			Year ended December 31, 2013[3]
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$6	$—	$6	$2	$—	$2
Class P2	2,173	—	2,173	340	—	340
Total	$2,179	$—	$2,179	$342	$—	$342

American Funds Insurance Series

Managed Risk Growth-Income Fund

	Year ended December 31, 2014			Year ended December 31, 2013[3]
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$2	$3	$5	$1	$—	$1
Class P2	641	1,587	2,228	201	—	201
Total	$643	$1,590	$2,233	$202	$—	$202

Managed Risk Asset Allocation Fund

	Year ended December 31, 2014			Year ended December 31, 2013
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$581	$—	$581	$1,126	$—	$1,126
Class P2	976	—	976	7,025	—	7,025
Total	$1,557	$—	$1,557	$8,151	$—	$8,151

1 For the period May 1, 2014, commencement of operations, through December 31, 2014.

2 Amount less than one thousand.

3 For the period May 1, 2013, commencement of operations, through December 31, 2013.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,®  Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company®  (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waiver — The series’ board of trustees approved an amended agreement for Blue Chip Income and Growth Fund effective February 1, 2015, decreasing the annual rates on daily net assets in excess of $6.5 billion to 0.360%. During the year ended December 31, 2014, CRMC voluntarily reduced investment advisory services fees to the new rate for Blue Chip Income and Growth Fund. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2014, total investment advisory services fees waived by CRMC were $897,000.

American Funds Insurance Series

The range of rates and asset levels and the current annualized rates of average net assets for each fund, before and after any investment advisory services waivers, are as follows:

					For the	For the
					period ended	period ended
	Rates		Net asset level (in billions)		December 31,	December 31,
	Beginning	Ending		In excess	2014,	2014,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.52%	.52%
Global Small Capitalization Fund	.800	.635	.6	5.0	.70	.70
Growth Fund	.500	.280	.6	34.0	.33	.33
International Fund	.690	.430	.5	21.0	.50	.50
New World Fund	.850	.620	.5	2.5	.72	.72
Blue Chip Income and Growth Fund	.500	.370	.6	4.0	.40	.40
Global Growth and Income Fund	.690	.480	.6	3.0	.60	.60
Growth-Income Fund	.500	.219	.6	34.0	.27	.27
International Growth and Income Fund	.690	.530	.5	1.0	.64	.64
Capital Income Builder	.500		all		.50	.50
Asset Allocation Fund	.500	.244	.6	13.0	.28	.28
Global Balanced Fund	.660	.510	.5	1.0	.66	.66
Bond Fund	.480	.330	.6	8.0	.37	.37
Global Bond Fund	.570	.450	1.0	3.0	.53	.53
High-Income Bond Fund	.500	.420	.6	2.0	.46	.46
Mortgage Fund	.420	.290	.6	3.0	.42	.42
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.33	.33
Cash Management Fund	.320	.270	1.0	2.0	.32	.32
Managed Risk Growth Fund	.250		all		.25	.20
Managed Risk International Fund	.250		all		.25	.20
Managed Risk Blue Chip Income and Growth Fund	.250		all		.25	.20
Managed Risk Growth-Income Fund	.250		all		.25	.20
Managed Risk Asset Allocation Fund	.250		all		.25	.20

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 2	0.25%	0.25%
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement that applies to all funds except the managed risk funds. Under the agreement, each share class pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

American Funds Insurance Series

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Reimbursement of fees and expenses — CRMC is currently reimbursing a portion of other expenses for each of the managed risk funds so that each fund’s expenses do not exceed 0.28% of its respective average daily net assets. Other expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2014, total expenses reimbursed by CRMC were $335,000.

Class-specific expenses and reimbursements under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services

Class 1	$—	$—	$152
Class 2	10,372	—	415
Class 4	22	22	1
Total class-specific expenses	$10,394	$22	$568

Global Small Capitalization Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$134
Class 2	7,171	—	287
Class 4	20	20	1
Total class-specific expenses	$7,191	$20	$422

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$699
Class 2	39,295	—	1,572
Class 3	378	—	21
Class 4	25	25	1
Total class-specific expenses	$39,698	$25	$2,293

International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$334
Class 2	12,035	—	481
Class 3	77	—	4
Class 4	20	20	1
Total class-specific expenses	$12,132	$20	$820
New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services

Class 1	$—	$—	$146
Class 2	3,067	—	123
Class 4	77	77	3
Total class-specific expenses	$3,144	$77	$272

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$309
Class 2	9,284	—	372
Class 4	6	6	—	*
Total class-specific expenses	$9,290	$6	$681

Global Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$19
Class 2	4,393	—	176
Class 4	2	3	—	*
Total class-specific expenses	$4,395	$3	$195

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$1,020
Class 2	36,520	—	1,461
Class 3	340	—	19
Class 4	30	30	1
Total class-specific expenses	$36,890	$30	$2,501

See end of tables for footnote.

American Funds Insurance Series

International Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$73
Class 2	648	—	26
Class 4	24	24	1
Total class-specific expenses	$672	$24	$100

Capital Income Builder

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services

Class 1	$—	$—	$1
Class 2	—	—	—
Class 4	39	39	2
Total class-specific expenses	$39	$39	$3

Asset Allocation Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$1,111
Class 2	14,034	—	561
Class 3	74	—	4
Class 4	26	26	1
Total class-specific expenses	$14,134	$26	$1,677

Global Balanced Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$4
Class 2	427	—	17
Class 4	—	—	—
Total class-specific expenses	$427	$—	$21

Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$485
Class 2	11,692	—	468
Class 4	31	32	1
Total class-specific expenses	$11,723	$32	$954

Global Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$118
Class 2	3,692	—	148
Class 4	3	3	—	*
Total class-specific expenses	$3,695	$3	$266
High-Income Bond Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$93
Class 2	2,546		—		102
Class 3	33		—		2
Class 4	5		6		—	*
Total class-specific expenses	$2,584		$6		$197

Mortgage Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$24
Class 2	127		—		5
Class 4	—	*	—	*	—	*
Total class-specific expenses	$127		$—	*	$29

U.S. Government/AAA-Rated Securities Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$167
Class 2	4,463		—		179
Class 3	24		—		1
Class 4	22		22		1
Total class-specific expenses	$4,509		$22		$348

Cash Management Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$5
Class 2	906		—		36
Class 3	14		—		1
Class 4	6		6		—	*
Total class-specific expenses	$926		$6		$42

Managed Risk Growth Fund

			Insurance
	Distribution		administrative
	services		services
Class P1	$—		$—
Class P2	122		122
Total class-specific expenses	$122		$122

Managed Risk International Fund

			Insurance
	Distribution		administrative
	services		services
Class P1	$—		$—
Class P2	71		71
Total class-specific expenses	$71		$71

American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$—
Class P2	121	121
Total class-specific expenses	$121	$121

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$—
Class P2	105	105
Total class-specific expenses	$105	$105
Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$476
Class P2	3,407	3,407
Total class-specific expenses	$3,407	$3,883

* Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

			Increase in value of		Total trustees’
	Current fees		deferred amounts		compensation
Global Growth Fund	$50		$5		$55
Global Small Capitalization Fund	37		3		40
Growth Fund	200		47		247
International Fund	75		21		96
New World Fund	23		2		25
Blue Chip Income and Growth Fund	57		4		61
Global Growth and Income Fund	17		1		18
Growth-Income Fund	216		53		269
International Growth and Income Fund	9		—		9
Capital Income Builder	—	*	—		—	*
Asset Allocation Fund	142		16		158
Global Balanced Fund	2		—	*	2
Bond Fund	81		7		88
Global Bond Fund	23		1		24
High-Income Bond Fund	17		5		22
Mortgage Fund	2		—	*	2
U.S. Government/AAA-Rated Securities Fund	30		5		35
Cash Management Fund	4		2		6
Managed Risk Growth Fund	—	*	—	*	—	*
Managed Risk International Fund	—	*	—	*	—	*
Managed Risk Blue Chip Income and Growth Fund	—	*	—	*	—	*
Managed Risk Growth-Income Fund	—	*	—	*	—	*
Managed Risk Asset Allocation Fund	11		—	*	11

* Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the series.

American Funds Insurance Series

8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1,2]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$184,637	6,455	$170,945	6,260		$(174,151)	(6,124)	$181,431	6,591
Class 2	63,364	2,246	456,339	16,834		(541,744)	(19,183)	(22,041)	(103)
Class 4	19,507	693	914	33		(1,305)	(47)	19,116	679
Total net increase (decrease)	$267,508	9,394	$628,198	23,127		$(717,200)	(25,354)	$178,506	7,167

Year ended December 31, 2013
Class 1	$258,243	10,345	$21,540	764		$(652,054)	(23,190)	$(372,271)	(12,081)
Class 2	273,799	12,031	50,234	1,788		(692,022)	(26,313)	(367,989)	(12,494)
Class 4	881	30	5	—	[3]	(79)	(2)	807	28
Total net increase (decrease)	$532,923	22,406	$71,779	2,552		$(1,344,155)	(49,505)	$(739,453)	(24,547)

Global Small Capitalization Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$271,446	10,305	$10,641	409		$(129,888)	(4,940)	$152,199	5,774
Class 2	61,975	2,423	16,282	630		(344,027)	(13,338)	(265,770)	(10,285)
Class 4	11,043	422	43	1		(3,103)	(119)	7,983	304
Total net increase (decrease)	$344,464	13,150	$26,966	1,040		$(477,018)	(18,397)	$(105,588)	(4,207)

Year ended December 31, 2013
Class 1	$285,973	12,430	$9,160	410		$(337,663)	(15,049)	$(42,530)	(2,209)
Class 2	58,648	2,581	24,174	1,098		(399,343)	(17,694)	(316,521)	(14,015)
Class 4	4,861	201	3	—	[3]	(1,241)	(50)	3,623	151
Total net increase (decrease)	$349,482	15,212	$33,337	1,508		$(738,247)	(32,793)	$(355,428)	(16,073)

Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$427,546	5,435	$439,268	5,684	$(902,919)	(11,466)	$(36,105)	(347)
Class 2	161,775	2,066	891,416	11,588	(2,361,274)	(30,194)	(1,308,083)	(16,540)
Class 3	818	10	12,194	157	(26,290)	(333)	(13,278)	(166)
Class 4	19,956	255	559	7	(2,162)	(28)	18,353	234
Total net increase (decrease)	$610,095	7,766	$1,343,437	17,436	$(3,292,645)	(42,021)	$(1,339,113)	(16,819)

Year ended December 31, 2013
Class 1	$294,640	4,226	$77,034	1,051	$(2,235,166)	(32,949)	$(1,863,492)	(27,672)
Class 2	157,902	2,305	142,471	1,972	(2,838,847)	(41,366)	(2,538,474)	(37,089)
Class 3	1,530	21	1,987	27	(27,728)	(401)	(24,211)	(353)
Class 4	4,782	67	32	1	(399)	(6)	4,415	62
Total net increase (decrease)	$458,854	6,619	$221,524	3,051	$(5,102,140)	(74,722)	$(4,421,762)	(65,052)

American Funds Insurance Series

International Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$380,142	17,940	$56,042	2,782	$(341,755)	(16,103)	$94,429	4,619
Class 2	227,750	10,810	62,808	3,135	(1,641,111)	(78,073)	(1,350,553)	(64,128)
Class 3	229	10	585	29	(7,077)	(334)	(6,263)	(295)
Class 4	17,887	843	253	13	(1,144)	(54)	16,996	802
Total net increase (decrease)	$626,008	29,603	$119,688	5,959	$(1,991,087)	(94,564)	$(1,245,391)	(59,002)

Year ended December 31, 2013
Class 1	$248,721	12,978	$50,434	2,504	$(1,206,929)	(63,495)	$(907,774)	(48,013)
Class 2	213,458	11,190	75,225	3,750	(865,300)	(45,337)	(576,617)	(30,397)
Class 3	685	35	614	31	(6,904)	(362)	(5,605)	(296)
Class 4	2,148	110	23	1	(194)	(10)	1,977	101
Total net increase (decrease)	$465,012	24,313	$126,296	6,286	$(2,079,327)	(109,204)	$(1,488,019)	(78,605)

New World Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$324,674	13,748	$159,199	6,820	$(159,490)	(6,712)	$324,383	13,856
Class 2	67,274	3,007	133,538	5,749	(199,405)	(8,528)	1,407	228
Class 4	66,188	2,863	3,128	137	(4,760)	(202)	64,556	2,798
Total net increase (decrease)	$458,136	19,618	$295,865	12,706	$(363,655)	(15,442)	$390,346	16,882

Year ended December 31, 2013
Class 1	$291,376	12,346	$26,867	1,123	$(189,247)	(7,862)	$128,996	5,607
Class 2	67,014	2,889	23,403	991	(277,349)	(11,889)	(186,932)	(8,009)
Class 4	8,180	339	96	4	(188)	(8)	8,088	335
Total net increase (decrease)	$366,570	15,574	$50,366	2,118	$(466,784)	(19,759)	$(49,848)	(2,067)

Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$634,484	44,701	$109,528	7,600		$(357,453)	(25,605)	$386,559	26,696
Class 2	30,187	2,104	111,072	7,771		(593,568)	(42,833)	(452,309)	(32,958)
Class 4	11,406	792	215	15		(2,557)	(182)	9,064	625
Total net increase (decrease)	$676,077	47,597	$220,815	15,386		$(953,578)	(68,620)	$(56,686)	(5,637)

Year ended December 31, 2013
Class 1	$986,042	89,659	$54,549	4,323		$(174,356)	(14,648)	$866,235	79,334
Class 2	13,596	1,173	66,918	5,356		(663,556)	(57,363)	(583,042)	(50,834)
Class 4	101	8	2	—	[3]	— [3]	— [3]	103	8
Total net increase (decrease)	$999,739	90,840	$121,469	9,679		$(837,912)	(72,011)	$283,296	28,508

See end of tables for footnotes.

American Funds Insurance Series

Global Growth and Income Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$34,831	2,706	$7,340	582	$(51,693)	(4,103)	$(9,522)	(815)
Class 2	29,379	2,291	59,444	4,718	(264,395)	(20,538)	(175,572)	(13,529)
Class 4	1,666	129	55	4	(780)	(61)	941	72
Total net increase (decrease)	$65,876	5,126	$66,839	5,304	$(316,868)	(24,702)	$(184,153)	(14,272)

Year ended December 31, 2013
Class 1	$38,885	3,340	$6,806	566	$(52,061)	(4,474)	$(6,370)	(568)
Class 2	35,387	3,082	56,388	4,700	(421,844)	(36,504)	(330,069)	(28,722)
Class 4	678	56	19	2	(162)	(13)	535	45
Total net increase (decrease)	$74,950	6,478	$63,213	5,268	$(474,067)	(40,991)	$(335,904)	(29,245)

Growth-Income Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$1,350,590	26,045	$641,213	12,554	$(1,449,140)	(28,021)	$542,663	10,578
Class 2	146,775	2,843	890,805	17,580	(2,265,133)	(44,088)	(1,227,553)	(23,665)
Class 3	1,337	25	11,614	227	(29,526)	(570)	(16,575)	(318)
Class 4	28,729	553	674	13	(2,803)	(54)	26,600	512
Total net increase (decrease)	$1,527,431	29,466	$1,544,306	30,374	$(3,746,602)	(72,733)	$(674,865)	(12,893)

Year ended December 31, 2013
Class 1	$970,097	21,875	$142,493	2,962	$(3,617,332)	(84,723)	$(2,504,742)	(59,886)
Class 2	101,521	2,274	185,855	3,897	(2,617,064)	(59,419)	(2,329,688)	(53,248)
Class 3	1,397	31	2,493	52	(28,707)	(644)	(24,817)	(561)
Class 4	3,337	72	32	1	(357)	(8)	3,012	65
Total net increase (decrease)	$1,076,352	24,252	$330,873	6,912	$(6,263,460)	(144,794)	$(4,856,235)	(113,630)

International Growth and Income Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$135,449	7,581	$30,562	1,854	$(65,051)	(3,745)	$100,960	5,690
Class 2	16,759	964	9,825	597	(18,584)	(1,055)	8,000	506
Class 4	21,190	1,211	639	39	(921)	(52)	20,908	1,198
Total net increase (decrease)	$173,398	9,756	$41,026	2,490	$(84,556)	(4,852)	$129,868	7,394

Year ended December 31, 2013
Class 1	$432,753	27,502	$28,659	1,689	$(45,474)	(2,646)	$415,938	26,545
Class 2	21,144	1,309	10,078	596	(31,345)	(1,880)	(123)	25
Class 4	791	45	11	1	(105)	(6)	697	40
Total net increase (decrease)	$454,688	28,856	$38,748	2,286	$(76,924)	(4,532)	$416,512	26,610

American Funds Insurance Series

Capital Income Builder

	Proceeds from initial capitalization			Sales[1]				Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares		Amount		Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2014[4]
Class 1	$19,998	2,000		$154		16		$409		41		$(36)	(4)	$20,525	2,053
Class 2	1	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	—	1	—	[3]
Class 4	1	—	[3]	56,746		5,678		520		53		(1,130)	(113)	56,137	5,618
Total net increase (decrease)	$20,000	2,000		$56,900		5,694		$929		94		$(1,166)	(117)	$76,663	7,671

Asset Allocation Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$1,900,080	84,968	$731,542	33,258	$(1,038,802)	(46,153)	$1,592,820	72,073
Class 2	155,081	6,998	356,950	16,361	(715,536)	(32,277)	(203,505)	(8,918)
Class 3	1,259	57	2,611	118	(6,288)	(281)	(2,418)	(106)
Class 4	32,797	1,481	681	31	(2,050)	(94)	31,428	1,418
Total net increase (decrease)	$2,089,217	93,504	$1,091,784	49,768	$(1,762,676)	(78,805)	$1,418,325	64,467

Year ended December 31, 2013
Class 1	$1,917,257	91,983	$160,436	7,366	$(459,506)	(22,330)	$1,618,187	77,019
Class 2	214,460	10,499	79,271	3,677	(851,000)	(41,687)	(557,269)	(27,511)
Class 3	1,510	72	607	28	(5,389)	(259)	(3,272)	(159)
Class 4	487	22	4	—	— [3]	— [3]	491	22
Total net increase (decrease)	$2,133,714	102,576	$240,318	11,071	$(1,315,895)	(64,276)	$1,058,137	49,371

Global Balanced Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares
Year ended December 31, 2014
Class 1	$229	20	$1,503		134		$(127)	(11)	$1,605		143
Class 2	29,687	2,589	6,852		616		(9,380)	(820)	27,159		2,385
Class 4	—	—	—	[3]	—	[3]	—	—	—	[3]	—	[3]
Total net increase (decrease)	$29,916	2,609	$8,355		750		$(9,507)	(831)	$28,764		2,528

Year ended December 31, 2013
Class 1	$377	35	$817		73		$(184)	(17)	$1,010		91
Class 2	33,820	3,112	3,212		288		(13,106)	(1,202)	23,926		2,198
Class 4	—	—	—	[3]	—	[3]	—	—	—	[3]	—	[3]
Total net increase (decrease)	$34,197	3,147	$4,029		361		$(13,290)	(1,219)	$24,936		2,289

See end of tables for footnotes.

American Funds Insurance Series

Bond Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$754,186	68,208	$107,710	9,742	$(542,787)	(48,790)	$319,109	29,160
Class 2	177,278	16,106	90,634	8,290	(619,817)	(56,644)	(351,905)	(32,248)
Class 4	31,784	2,869	501	45	(5,766)	(522)	26,519	2,392
Total net increase (decrease)	$963,248	87,183	$198,845	18,077	$(1,168,370)	(105,956)	$(6,277)	(696)

Year ended December 31, 2013
Class 1	$1,279,497	115,702	$133,350	12,270	$(615,210)	(54,877)	$797,637	73,095
Class 2	408,953	37,839	140,114	13,025	(587,137)	(53,583)	(38,070)	(2,719)
Class 4	3,160	289	51	5	(191)	(18)	3,020	276
Total net increase (decrease)	$1,691,610	153,830	$273,515	25,300	$(1,202,538)	(108,478)	$762,587	70,652

Global Bond Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$241,123	19,710	$31,181		2,593		$(156,449)	(12,855)	$115,855	9,448
Class 2	24,571	2,029	30,636		2,560		(157,807)	(13,005)	(102,600)	(8,416)
Class 4	4,775	392	61		5		(626)	(52)	4,210	345
Total net increase (decrease)	$270,469	22,131	$61,878		5,158		$(314,882)	(25,912)	$17,465	1,377

Year ended December 31, 2013
Class 1	$400,246	33,288	$13,495		1,134		$(240,206)	(20,328)	$173,535	14,094
Class 2	74,483	6,243	19,203		1,622		(198,058)	(16,777)	(104,372)	(8,912)
Class 4	10	1	—	[3]	—	[3]	— [3]	— [3]	10	1
Total net increase (decrease)	$474,739	39,532	$32,698		2,756		$(438,264)	(37,105)	$69,173	5,183

High-Income Bond Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$226,447	20,029	$60,198	5,726		$(69,861)	(6,187)	$216,784	19,568
Class 2	27,460	2,460	55,536	5,341		(167,244)	(15,003)	(84,248)	(7,202)
Class 3	1,235	109	966	91		(4,384)	(388)	(2,183)	(188)
Class 4	5,476	487	46	4		(5,386)	(472)	136	19
Total net increase (decrease)	$260,618	23,085	$116,746	11,162		$(246,875)	(22,050)	$130,489	12,197

Year ended December 31, 2013
Class 1	$176,901	15,477	$55,635	5,010		$(271,595)	(23,719)	$(39,059)	(3,232)
Class 2	55,098	4,920	70,100	6,387		(199,655)	(17,691)	(74,457)	(6,384)
Class 3	2,555	222	1,237	111		(6,052)	(528)	(2,260)	(195)
Class 4	92	8	5	—	[3]	— [3]	— [3]	97	8
Total net increase (decrease)	$234,646	20,627	$126,977	11,508		$(477,302)	(41,938)	$(115,679)	(9,803)

American Funds Insurance Series

Mortgage Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares
Year ended December 31, 2014
Class 1	$98,137	9,226	$2,596		243		$(16,394)	(1,558)	$84,339		7,911
Class 2	7,547	713	364		34		(6,687)	(633)	1,224		114
Class 4	978	92	3		—	[3]	(513)	(48)	468		44
Total net increase (decrease)	$106,662	10,031	$2,963		277		$(23,594)	(2,239)	$86,031		8,069

Year ended December 31, 2013
Class 1	$131,740	12,668	$1,693		165		$(18,122)	(1,746)	$115,311		11,087
Class 2	11,184	1,078	311		30		(10,545)	(1,019)	950		89
Class 4	—	—	—	[3]	—	[3]	—	—	—	[3]	—	[3]
Total net increase (decrease)	$142,924	13,746	$2,004		195		$(28,667)	(2,765)	$116,261		11,176

U.S. Government AAA-Rated Securities Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$137,157	11,139	$22,540	1,819		$(82,815)	(6,714)	$76,882	6,244
Class 2	28,567	2,357	18,675	1,521		(200,417)	(16,407)	(153,175)	(12,529)
Class 3	1,459	118	143	11		(3,611)	(293)	(2,009)	(164)
Class 4	41,142	3,315	325	26		(20,338)	(1,649)	21,129	1,692
Total net increase (decrease)	$208,325	16,929	$41,683	3,377		$(307,181)	(25,063)	$(57,173)	(4,757)

Year ended December 31, 2013
Class 1	$160,004	12,948	$61,436	5,042		$(336,723)	(27,279)	$(115,283)	(9,289)
Class 2	61,544	5,019	64,124	5,311		(195,682)	(16,029)	(70,014)	(5,699)
Class 3	1,142	93	573	47		(6,009)	(488)	(4,294)	(348)
Class 4	452	38	2	—	[3]	(27)	(2)	427	36
Total net increase (decrease)	$223,142	18,098	$126,135	10,400		$(538,441)	(43,798)	$(189,164)	(15,300)

Cash Management Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class 1	$30,209	2,674	$—	—	$(38,206)	(3,382)	$(7,997)	(708)
Class 2	155,395	14,015	—	—	(217,194)	(19,587)	(61,799)	(5,572)
Class 3	4,241	379	—	—	(4,604)	(411)	(363)	(32)
Class 4	14,839	1,316	—	—	(7,600)	(674)	7,239	642
Total net increase (decrease)	$204,684	18,384	$—	—	$(267,604)	(24,054)	$(62,920)	(5,670)

Year ended December 31, 2013
Class 1	$26,858	2,372	$—	—	$(36,064)	(3,184)	$(9,206)	(812)
Class 2	210,456	18,884	—	—	(272,642)	(24,465)	(62,186)	(5,581)
Class 3	6,711	597	—	—	(9,101)	(810)	(2,390)	(213)
Class 4	—	—	—	—	—	—	—	—
Total net increase (decrease)	$244,025	21,853	$—	—	$(317,807)	(28,459)	$(73,782)	(6,606)

See end of tables for footnotes.

American Funds Insurance Series

Managed Risk Growth Fund

	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares Amount		Shares
Year ended December 31, 2014
Class P1	$—	—	$23	2	$5	—	[3]	$(6)	(1)	$22	1
Class P2	—	—	58,735	5,108	1,857	164		(8,675)	(742)	51,917	4,530
Total net increase (decrease)	$—	—	$58,758	5,110	$1,862	164		$(8,681)	(743)	$51,939	4,531

Year ended December 31, 2013[5]
Class P1	$100	10	$50	5	$1	—	[3]	$(1)	— [3]	$150	15
Class P2	4,900	490	22,269	2,059	139	12		(1,358)	(126)	25,950	2,435
Total net increase (decrease)	$5,000	500	$22,319	2,064	$140	12		$(1,359)	(126)	$26,100	2,450

Managed Risk International Fund

	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares Amount		Shares
Year ended December 31, 2014
Class P1	$—	—	$14	1	$2	—	[3]	$— [3]	— [3]	$16	1
Class P2	—	—	38,069	3,583	508	50		(6,673)	(626)	31,904	3,007
Total net increase (decrease)	$—	—	$38,083	3,584	$510	50		$(6,673)	(626)	$31,920	3,008

Year ended December 31, 2013[5]
Class P1	$100	10	$—	—	$1	—	[3]	$— [3]	— [3]	$101	10
Class P2	4,900	490	11,094	1,073	113	11		(228)	(23)	15,879	1,551
Total net increase (decrease)	$5,000	500	$11,094	1,073	$114	11		$(228)	(23)	$15,980	1,561

Managed Risk Blue Chip Income and Growth Fund

	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares Amount		Shares
Year ended December 31, 2014
Class P1	$—	—	$86	7	$6	—	[3]	$(2)	— [3]	$90	7
Class P2	—	—	77,239	6,603	2,173	185		(9,167)	(776)	70,245	6,012
Total net increase (decrease)	$—	—	$77,325	6,610	$2,179	185		$(9,169)	(776)	$70,335	6,019

Year ended December 31, 2013[5]
Class P1	$100	10	$11	1	$2	—	[3]	$— [3]	— [3]	$113	11
Class P2	4,900	490	19,819	1,894	340	32		(431)	(41)	24,628	2,375
Total net increase (decrease)	$5,000	500	$19,830	1,895	$342	32		$(431)	(41)	$24,741	2,386

American Funds Insurance Series

Managed Risk Growth-Income Fund

	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class P1	$—	—	$21	2	$5	—	[3]	$— [3]	— [3]	$26	2
Class P2	—	—	60,935	5,124	2,228	191		(10,957)	(913)	52,206	4,402
Total net increase (decrease)	$—	—	$60,956	5,126	$2,233	191		$(10,957)	(913)	$52,232	4,404

Year ended December 31, 2013[5]
Class P1	$100	10	$6	1	$1	—	[3]	$—	—	$107	11
Class P2	4,900	490	17,350	1,603	201	18		(226)	(21)	22,225	2,090
Total net increase (decrease)	$5,000	500	$17,356	1,604	$202	18		$(226)	(21)	$22,332	2,101

Managed Risk Asset Allocation Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2014
Class P1	$158,370	13,095	$581	47	$(9)	(1)	$158,942	13,141
Class P2	996,253	82,884	976	80	(55,636)	(4,564)	941,593	78,400
Total net increase (decrease)	$1,154,623	95,979	$1,557	127	$(55,645)	(4,565)	$1,100,535	91,541

Year ended December 31, 2013
Class P1	$98,804	8,801	$1,126	96	$(5,829)	(521)	$94,101	8,376
Class P2	728,422	64,675	7,025	598	(11,691)	(1,045)	723,756	64,228
Total net increase (decrease)	$827,226	73,476	$8,151	694	$(17,520)	(1,566)	$817,857	72,604

1 Includes exchanges between share classes of the fund.

2 For the year ended December 31, 2013, includes amounts and shares issued to acquire the net assets of Global Discovery Fund.

3 Amount less than one thousand.

4 For the period May 1, 2014, commencement of operations, through December 31, 2014.

5 For the period May 1, 2013, commencement of operations, through December 31, 2013.

9. Investment transactions and other disclosures

The following tables present additional information for the year ended December 31, 2014 (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$1,214,443	$1,091,298	$6,355,268	$1,381,380	$ 857,727	$2,394,238
Sales of investment securities*	1,690,492	1,092,048	9,239,217	2,813,994	1,002,804	2,467,058
Non-U.S. taxes paid on dividend income	6,390	1,373	5,371	14,086	3,395	1,088
Non-U.S. taxes paid on interest income	—	—	—	—	78	—
Non-U.S. taxes paid on realized gains	—	—	—	—	1	—
Non-U.S. taxes provided on unrealized gains	135	—	—	1,982	4,958	—
Dividends from affiliated issuers	—	222	3,067	—	—	—
Net realized gain from affiliated issuers	—	1,449	—	—	—	—

See end of tables for footnote.

American Funds Insurance Series

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Purchases of investment securities*	$513,379	$5,771,695	$401,141	$81,414	$11,996,691	$138,697
Sales of investment securities*	722,344	8,128,463	308,572	10,688	11,766,369	131,288
Non-U.S. taxes paid on dividend income	3,174	6,395	2,215	23	3,269	184
Non-U.S. taxes paid on interest income	—	—	—	—	—	9
Non-U.S. taxes paid on realized gains	—	—	—	—	—	2
Non-U.S. taxes provided on unrealized gains	5	3,569	193	—	108	3
Dividends from affiliated issuers	1,316	—	—	—	—	—
Net realized gain from affiliated issuers	—	—	—	—	—	—

					U.S.
			High-		Government/
		Global	Income		AAA-Rated	Cash
	Bond	Bond	Bond	Mortgage	Securities	Management
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$25,849,455	$4,243,921	$1,152,794	$2,238,799	$ 9,996,605	$—
Sales of investment securities*	25,947,835	4,324,239	995,578	2,189,452	10,220,255	—
Non-U.S. taxes paid on dividend income	—	—	—	—	—	—
Non-U.S. taxes paid on interest income	69	431	19	—	—	—
Non-U.S. taxes refunded on realized gains	(9)	—	—	—	—	—
Non-U.S. taxes provided on unrealized gains	76	91	10	—	—	—
Dividends from affiliated issuers	—	—	—	—	—	—
Net realized gain from affiliated issuers	—	—	—	—	—	—

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$57,281	$36,102	$73,235	$58,078	$1,131,547
Sales of investment securities*	10,860	6,599	11,151	12,069	47,131
Non-U.S. taxes paid on dividend income	—	—	—	—	—
Non-U.S. taxes paid on interest income	—	—	—	—	—
Non-U.S. taxes paid on realized gains	—	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	—	—	—	—
Dividends from affiliated issuers	901	700	2,611	957	30,954
Net realized gain from affiliated issuers	1,399	743	2,062	1,859	7,887

*Excludes short-term securities and U.S. government obligations, if any.

10. Ownership concentration

At December 31, 2014, CRMC held aggregate ownership of 27% and 17% of the outstanding shares of Capital Income Builder and Global Balanced Fund, respectively. The ownership represents the seed money invested in the funds when each fund began operations.

American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Global Growth Fund
Class 1:
12/31/14	$30.11	$.31	$.40	$.71	$(.40)	$(2.94)	$(3.34)	$27.48	2.52%	$1,558.55%				1.08%
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51	1,508.55				1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89	1,466.56				1.38
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277.55				1.37
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227.56				1.54
Class 2:
12/31/14	29.92	.24	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992.80				.85
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379.80				.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723.81				1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535.80				1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308.81				1.30
Class 4:
12/31/14	30.07	.07	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1		1.06		.43
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27 [5]	—	[6]	.02	[2,5]	.04 [2,5]

Global Small Capitalization Fund
Class 1:
12/31/14	$25.69	$.09	$.52	$.61	$(.09)	$(.12)	$(.21)	$26.09	2.36%	$1,411.74%				.34%
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60	1,241.74				.17
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51	1,019.75				.46
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795.74				.36
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818.75				.69
Class 2:
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738.99				.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955.99				(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603		1.00		.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450.99				.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189		1.00		.45
Class 4:
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4		1.24		(.50)
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80 [5]	—	[6]	.04	[2,5]	.04 [2,5]

See end of tables for footnotes.

American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/14	$78.54	$.88	[7]	$5.79	$6.67	$(1.16)	$(3.90)	$(5.06)	$80.15	8.78%	$7,118.35%			1.12%[7]
12/31/13	60.90	.64		17.84	18.48	(.84)	—	(.84)	78.54	30.43	7,003.35			.93
12/31/12	52.07	.63		8.83	9.46	(.63)	—	(.63)	60.90	18.19	7,116.35			1.10
12/31/11	54.78	.45		(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426.34			.81
12/31/10	46.45	.49		8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011.34			1.02
Class 2:
12/31/14	77.94	.68	[7]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413.60			.87	[7]
12/31/13	60.45	.47		17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334.60			.68
12/31/12	51.68	.47		8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911.60			.83
12/31/11	54.35	.30		(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701.59			.55
12/31/10	46.10	.36		8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896.59			.76
Class 3:
12/31/14	78.62	.74	[7]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208.53			.94	[7]
12/31/13	60.97	.52		17.84	18.36	(.71)	—	(.71)	78.62	30.20	216.53			.75
12/31/12	52.13	.53		8.83	9.36	(.52)	—	(.52)	60.97	17.97	189.53			.92
12/31/11	54.82	.34		(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189.52			.62
12/31/10	46.49	.40		8.31	8.71	(.38)	—	(.38)	54.82	18.76	232.52			.82
Class 4:
12/31/14	78.32	.37	[7]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24.85			.47	[7]
12/31/13	60.90	.29		17.90	18.19	(.77)	—	(.77)	78.32	29.96	5.85			.40
12/31/12[3,4]	60.55	.03		.78	.81	(.46)	—	(.46)	60.90	1.33 [5]	— [6]	.02	[2,5]	.05	[2,5]

International Fund
Class 1:
12/31/14	$21.22	$.30		$(.81)	$(.51)	$(.36)	$—	$(.36)	$20.35	(2.41)%	$3,282.54%			1.43%
12/31/13	17.68	.27		3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324.54			1.41
12/31/12	15.21	.30		2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618.54			1.81
12/31/11	18.05	.35		(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314.53			2.03
12/31/10	17.17	.28		.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490.53			1.69
Class 2:
12/31/14	21.15	.25		(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374.79			1.19
12/31/13	17.62	.22		3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916.79			1.15
12/31/12	15.16	.26		2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465.79			1.57
12/31/11	17.98	.31		(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210.78			1.81
12/31/10	17.11	.24		.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615.78			1.46
Class 3:
12/31/14	21.24	.27		(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38.72			1.28
12/31/13	17.70	.23		3.59	3.82	(.28)	—	(.28)	21.24	21.67	46.72			1.22
12/31/12	15.23	.27		2.47	2.74	(.27)	—	(.27)	17.70	17.97	44.72			1.65
12/31/11	18.05	.33		(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43.71			1.90
12/31/10	17.18	.26		.97	1.23	(.36)	—	(.36)	18.05	7.26	61.71			1.54
Class 4:
12/31/14	21.16	.07		(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04		.31
12/31/13	17.68	(.01)		3.79	3.78	(.30)	—	(.30)	21.16	21.48	2	1.04		(.07)
12/31/12[3,4]	17.79	.01		.16	.17	(.28)	—	(.28)	17.68	.98 [5]	— [6]	.02	[2,5]	.05	[2,5]

American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
New World Fund
Class 1:
12/31/14	$25.08	$.29	[7]	$(1.92)	$(1.63)	$(.29)	$(2.44)	$(2.73)	$20.72	(7.63)%	$1,433.78%				1.23%[7]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388.78				1.45
12/31/12	19.65	.33		3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140.79				1.54
12/31/11	23.28	.36		(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826.78				1.62
12/31/10	20.04	.37		3.25	3.62	(.38)	—	(.38)	23.28	18.20	774.80				1.76
Class 2:
12/31/14	24.88	.24	[7]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[7]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
12/31/12	19.50	.28		3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378		1.04		1.31
12/31/11	23.09	.30		(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350		1.03		1.37
12/31/10	19.89	.31		3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739		1.05		1.52
Class 4:
12/31/14	24.99	.09	[7]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[7]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56
12/31/12[3,4]	22.83	.01		.35	.36	(.26)	—	(.26)	22.93	1.58 [5]	—	[6]	.04	[2,5]	.04	[2,5]

Blue Chip Income and Growth Fund
Class 1:
12/31/14	$13.12	$.46	[7]	$1.59	$2.05	$(.48)	$—	$(.48)	$14.69	15.69%	$3,542.42%				3.31%[7]
12/31/13	10.05	.27		3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814.42				2.27
12/31/12	9.00	.24		1.04	1.28	(.23)	—	(.23)	10.05	14.18	1,357.43				2.41
12/31/11	9.25	.19		(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992.42				2.08
12/31/10	8.37	.18		.87	1.05	(.17)	—	(.17)	9.25	12.61	674.44				2.10
Class 2:
12/31/14	13.02	.44	[7]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722.67				3.14	[7]
12/31/13	9.97	.23		3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755.67				2.03
12/31/12	8.93	.21		1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382.68				2.17
12/31/11	9.18	.17		(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340.67				1.83
12/31/10	8.31	.16		.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677.69				1.87
Class 4:
12/31/14	13.12	.34	[7]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9.92				2.33	[7]
12/31/13	10.05	.18		3.15	3.33	(.26)	—	(.26)	13.12	33.27	—	[6]	.86		1.39
12/31/12[3,4]	10.20	.01		.03	.04	(.19)	—	(.19)	10.05	.38 [5]	—	[6]	.02	[2,5]	.10	[2,5]

Global Growth and Income Fund
Class 1:
12/31/14	$12.53	$.43	[7]	$.31	$.74	$(.49)	$—	$(.49)	$12.78	6.00%	$200.63%				3.34%[7]
12/31/13	10.56	.39		2.00	2.39	(.42)	—	(.42)	12.53	22.81	206.62				3.35
12/31/12	9.20	.25		1.39	1.64	(.28)	—	(.28)	10.56	17.93	180.62				2.56
12/31/11	9.96	.28		(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161.61				2.86
12/31/10	9.14	.23		.85	1.08	(.26)	—	(.26)	9.96	12.02	171.61				2.54
Class 2:
12/31/14	12.51	.41	[7]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685.88				3.22	[7]
12/31/13	10.54	.36		2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822.87				3.09
12/31/12	9.19	.23		1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837.87				2.31
12/31/11	9.94	.25		(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839.86				2.60
12/31/10	9.12	.21		.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130.86				2.28
Class 4:
12/31/14	12.50	.30	[7]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[7]
12/31/13	10.55	.28		2.09	2.37	(.42)	—	(.42)	12.50	22.60	1		1.12		2.27
12/31/12[3,4]	10.64	.01		.13	.14	(.23)	—	(.23)	10.55	1.27 [5]	—	[6]	.03	[2,5]	.08	[2,5]

See end of tables for footnotes.

American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Growth-Income Fund
Class 1:
12/31/14	$50.72	$.81	$4.57	$5.38	$(.80)	$(2.54)	$(3.34)	$52.76	10.91%	$10,812.29%				1.56%
12/31/13	38.48	.66	12.31	12.97	(.73)	—	(.73)	50.72	33.82	9,857.29				1.49
12/31/12	33.27	.66	5.25	5.91	(.70)	—	(.70)	38.48	17.79	9,782.29				1.79
12/31/11	34.47	.61	(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496.28				1.77
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370.29				1.76
Class 2:
12/31/14	50.40	.67	4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337.54				1.31
12/31/13	38.24	.55	12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980.54				1.25
12/31/12	33.07	.56	5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403.54				1.53
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235.53				1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668.54				1.52
Class 3:
12/31/14	50.77	.71	4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185.47				1.38
12/31/13	38.52	.58	12.32	12.90	(.65)	—	(.65)	50.77	33.58	193.47				1.32
12/31/12	33.30	.59	5.26	5.85	(.63)	—	(.63)	38.52	17.59	168.47				1.60
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172.46				1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209.47				1.59
Class 4:
12/31/14	50.56	.58	4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30.79				1.11
12/31/13	38.47	.45	12.33	12.78	(.69)	—	(.69)	50.56	33.32	3.79				.96
12/31/12[3,4]	38.65	.01	.39	.40	(.58)	—	(.58)	38.47	1.02 [5]	—	[6]	.01	[2,5]	.03	[2,5]

International Growth and Income Fund
Class 1:
12/31/14	$17.48	$.58	$(1.09)	$(.51)	$(.53)	$(.17)	$(.70)	$16.27	(2.93)%	$740.68%				3.32%
12/31/13	15.29	.44	2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696.69				2.63
12/31/12	13.40	.37	1.89	2.26	(.37)	—	(.37)	15.29	16.84	203.74				2.50
12/31/11	15.25	.47	(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35.73				3.17
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32.74				2.61
Class 2:
12/31/14	17.43	.56	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248.93				3.21
12/31/13	15.25	.38	2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257.94				2.28
12/31/12	13.37	.40	1.81	2.21	(.33)	—	(.33)	15.25	16.50	225.99				2.77
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199.98				2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180.99				2.37
Class 4:
12/31/14	17.45	.26	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20		1.18		1.52
12/31/13	15.29	.03	2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18
12/31/12[3,4]	15.56	.01	.09	.10	(.37)	—	(.37)	15.29	.62 [5]	—	[6]	.04	[2,5]	.07	[2,5]

Capital Income Builder
Class 1:
12/31/14[3,8]	$10.00	$.19	$(.18)	$.01	$(.19)	$(.01)	$(.20)	$9.81	.12%	$20.56%[9]				2.87%[9]
Class 2:
12/31/14[3,8]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,10]	—	[6]	.47	[5,9,10]	2.94	[5,9,10]
Class 4:
12/31/14[3,8]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)	55		1.06	[9]	2.08	[9]

American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Asset Allocation Fund
Class 1:
12/31/14	$22.49	$.44		$.81	$1.25	$(.39)	$(1.12)	$(1.51)	$22.23	5.66%	$11,997.30%			1.95%
12/31/13	18.43	.35		4.07	4.42	(.36)	—	(.36)	22.49	24.04	10,515.31			1.71
12/31/12	16.17	.37		2.28	2.65	(.39)	—	(.39)	18.43	16.44	7,199.31			2.11
12/31/11	16.28	.37		(.12)	.25	(.36)	—	(.36)	16.17	1.56	5,932.31			2.25
12/31/10	14.75	.35		1.52	1.87	(.34)	—	(.34)	16.28	12.75	5,235.31			2.33
Class 2:
12/31/14	22.33	.37		.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494.55			1.69
12/31/13	18.31	.30		4.03	4.33	(.31)	—	(.31)	22.33	23.69	5,760.56			1.47
12/31/12	16.06	.33		2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225.56			1.86
12/31/11	16.17	.33		(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151.56			1.99
12/31/10	14.65	.31		1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689.57			2.08
Class 3:
12/31/14	22.51	.39		.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40.48			1.76
12/31/13	18.45	.32		4.06	4.38	(.32)	—	(.32)	22.51	23.81	42.49			1.54
12/31/12	16.18	.34		2.29	2.63	(.36)	—	(.36)	18.45	16.28	38.49			1.93
12/31/11	16.29	.34		(.13)	.21	(.32)	—	(.32)	16.18	1.36	38.49			2.05
12/31/10	14.75	.32		1.53	1.85	(.31)	—	(.31)	16.29	12.62	44.50			2.15
Class 4:
12/31/14	22.46	.34		.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32.80			1.55
12/31/13	18.43	.27		4.12	4.39	(.36)	—	(.36)	22.46	23.89	1.79			1.22
12/31/12[3,4]	18.52	.01		.21	.22	(.31)	—	(.31)	18.43	1.17 [5]	— [6]	.01	[2,5]	.08	[2,5]

Global Balanced Fund
Class 1:
12/31/14	$11.37	$.25	[7]	$(.03)	$.22	$(.18)	$(.30)	$(.48)	$11.11	1.87%	$37.71%			2.14%[7]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36.70			2.05
12/31/12	9.35	.20		.98	1.18	(.19)	—	(.19)	10.34	12.58	32.72			2.00
12/31/11[3,11]	10.00	.13		(.72)	(.59)	(.06)	—	(.06)	9.35	(5.89)	28.69		[9]	1.99	[9]
Class 2:
12/31/14	11.35	.22	[7]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179.96			1.88	[7]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156.95			1.79
12/31/12	9.35	.17		.97	1.14	(.16)	—	(.16)	10.33	12.24	119.97			1.76
12/31/11[3,11]	10.00	.09		(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)	72.94		[9]	1.45	[9]
Class 4:
12/31/14	11.35	.24	[7]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [5,10]	— [6]	.67	[5,10]	2.07	[5,7,10]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49 [5,10]	— [6]	.71	[5,10]	1.98	[5,10]
12/31/12[3,4]	10.47	.01		.03	.04	(.18)	—	(.18)	10.33	.40 [5,10]	— [6]	.03	[2,5,10]	.05	[2,5,10]

See end of tables for footnotes.

American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Bond Fund
Class 1:
12/31/14	$10.73	$.23	$.37	$.60	$(.25)	$— [12]	$(.25)	$11.08	5.59%	$4,977.39%				2.03%
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506.39				2.01
12/31/12	10.99	.25	.36	.61	(.31)	—	(.31)	11.29	5.58	3,917.39				2.23
12/31/11	10.67	.32	.36	.68	(.36)	—	(.36)	10.99	6.41	4,354.38				2.89
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768.38				3.03
Class 2:
12/31/14	10.61	.20	.36	.56	(.22)	— [12]	(.22)	10.95	5.28	4,565.64				1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763.64				1.76
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044.64				1.97
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984.63				2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074.63				2.79
Class 4:
12/31/14	10.69	.16	.39	.55	(.23)	— [12]	(.23)	11.01	5.15	29.89				1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3.89				1.58
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)[5]	—	[6]	.02	[2,5]	.10 [2,5]

Global Bond Fund
Class 1:
12/31/14	$11.88	$.29	$(.08)	$.21	$(.21)	$(.11)	$(.32)	$11.77	1.71%	$1,194.57%				2.35%
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093.56				2.37
12/31/12	11.96	.28	.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959.56				2.29
12/31/11	11.82	.36	.22	.58	(.37)	(.07)	(.44)	11.96	4.86	619.56				2.97
12/31/10	11.57	.41	.21	.62	(.37)	—	(.37)	11.82	5.44	325.57				3.42
Class 2:
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386.82				2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496.81				2.11
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664.81				2.06
12/31/11	11.78	.33	.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639.81				2.75
12/31/10	11.53	.38	.22	.60	(.35)	—	(.35)	11.78	5.23	1,497.83				3.21
Class 4:
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—	[6]	.79		2.25
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)[5]	—	[6]	.02	[2,5]	.11 [2,5]

American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
High-Income Bond Fund
Class 1:
12/31/14	$11.13	$.67		$(.59)	$.08	$(.67)	$—	$(.67)	$10.54	.80%	$1,017.48%				5.90%
12/31/13	11.16	.75		.01	.76	(.79)	—	(.79)	11.13	6.89	856.48				6.54
12/31/12	10.54	.81		.64	1.45	(.83)	—	(.83)	11.16	13.90	894.48				7.25
12/31/11	11.20	.88		(.64)	.24	(.90)	—	(.90)	10.54	2.18	787.47				7.70
12/31/10	10.49	.91		.68	1.59	(.88)	—	(.88)	11.20	15.38	769.48				8.15
Class 2:
12/31/14	10.99	.63		(.57)	.06	(.64)	—	(.64)	10.41	.63	929.73				5.67
12/31/13	11.03	.71		.01	.72	(.76)	—	(.76)	10.99	6.60	1,061.73				6.29
12/31/12	10.42	.78		.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135.73				7.00
12/31/11	11.08	.84		(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064.72				7.44
12/31/10	10.39	.87		.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142.73				7.91
Class 3:
12/31/14	11.16	.65		(.59)	.06	(.65)	—	(.65)	10.57	.59	16.66				5.74
12/31/13	11.18	.73		.02	.75	(.77)	—	(.77)	11.16	6.77	19.66				6.36
12/31/12	10.56	.80		.63	1.43	(.81)	—	(.81)	11.18	13.67	21.66				7.07
12/31/11	11.22	.86		(.64)	.22	(.88)	—	(.88)	10.56	1.97	21.65				7.51
12/31/10	10.51	.89		.68	1.57	(.86)	—	(.86)	11.22	15.14	23.66				7.98
Class 4:
12/31/14	11.12	.63		(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[6]	.98		5.49
12/31/13	11.16	.67		.08	.75	(.79)	—	(.79)	11.12	6.81	—	[6]	.93		5.82
12/31/12[3,4]	11.80	.04		— [12]	.04	(.68)	—	(.68)	11.16	.34 [5]	—	[6]	.02	[2,5]	.35 [2,5]

Mortgage Fund
Class 1:
12/31/14	$10.23	$.12		$.45	$.57	$(.10)	$—	$(.10)	$10.70	5.54%	$292.45%				1.12%
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198.44				.35
12/31/12	10.37	.01		.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87.45				.08
12/31/11[3,11]	10.00	—	[12]	.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55.42			[9]	.04 [9]
Class 2:
12/31/14	10.22	.10		.44	.54	(.08)	—	(.08)	10.68	5.23	52.70				.91
12/31/13	10.46	—	[12]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49.69				(.02)
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49.70				(.16)
12/31/11[3,11]	10.00	(.02)		.48	.46	— [12]	(.10)	(.10)	10.36	4.60	22.67			[9]	(.25)[9]
Class 4:
12/31/14	10.23	.05		.46	.51	(.09)	—	(.09)	10.65	4.98	1.94				.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[5]	—	[6]	.38	[5]	.23 [5]
12/31/12[3,4]	10.60	—	[12]	.01	.01	(.06)	(.08)	(.14)	10.47	.09 [5]	—	[6]	.02	[2,5]	.04 [2,5]

See end of tables for footnotes.

American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[13]	Ratio of net income (loss) to average net assets[13]
U.S. Government/AAA-Rated Securities Fund
Class 1:
12/31/14	$11.94	$.15	$.48	$.63	$(.17)	$—	$(.17)	$12.40	5.24%	$1,723		.35%		.35%	1.24%
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.35	.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809		.34		.34	.75
12/31/11	12.59	.23	.74	.97	(.26)	(.30)	(.56)	13.00	7.85	1,785		.34		.34	1.83
12/31/10	12.18	.26	.46	.72	(.25)	(.06)	(.31)	12.59	5.94	1,492		.39		.36	2.07
Class 2:
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717		.60		.60	1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.60	.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995		.59		.59	.50
12/31/11	12.49	.20	.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002		.59		.59	1.59
12/31/10	12.08	.23	.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959		.64		.62	1.83
Class 3:
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13		.53		.53	1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.53	.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20		.52		.52	.58
12/31/11	12.61	.21	.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24		.52		.52	1.65
12/31/10	12.19	.24	.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26		.57		.55	1.92
Class 4:
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21		.85		.85	.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—	[6]	.84		.84	.68
12/31/12[3,4]	12.88	.01	(.01)	—	(.13)	—	(.13)	12.75	(.01)[5]	—	[6]	.02	[2,5]	.02 [2,5]	.05 [2,5]

American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Cash Management Fund
Class 1:
12/31/14	$11.31	$(.03)	$—		$(.03)	$—	$—	$—	$11.28	(.27)%		$49.34%			(.26)%
12/31/13	11.34	(.03)	—	[12]	(.03)	—	—	—	11.31	(.27)		57.34			(.24)
12/31/12	11.36	(.03)	.01		(.02)	—	—	—	11.34	(.18)		66.34			(.22)
12/31/11	11.39	(.02)	(.01)		(.03)	—	—	—	11.36	(.26)		75.33			(.21)
12/31/10	11.40	(.02)	.01		(.01)	—	—	—	11.39	(.09)		83.33			(.14)
Class 2:
12/31/14	11.12	(.06)	—		(.06)	—	—	—	11.06	(.54)		331.59			(.51)
12/31/13	11.17	(.05)	—	[12]	(.05)	—	—	—	11.12	(.45)		395.59			(.49)
12/31/12	11.22	(.05)	—	[12]	(.05)	—	—	—	11.17	(.45)		459.59			(.47)
12/31/11	11.28	(.05)	(.01)		(.06)	—	—	—	11.22	(.53)		530.58			(.47)
12/31/10	11.32	(.04)	—	[12]	(.04)	—	—	—	11.28	(.35)		522.58			(.39)
Class 3:
12/31/14	11.21	(.05)	—		(.05)	—	—	—	11.16	(.45)		8.52			(.44)
12/31/13	11.26	(.05)	—	[12]	(.05)	—	—	—	11.21	(.44)		8.52			(.42)
12/31/12	11.30	(.05)	.01		(.04)	—	—	—	11.26	(.35)		11.52			(.40)
12/31/11	11.34	(.04)	—	[12]	(.04)	—	—	—	11.30	(.35)		12.51			(.40)
12/31/10	11.38	(.04)	—	[12]	(.04)	—	—	—	11.34	(.35)		13.51			(.32)
Class 4:
12/31/14	11.30	(.09)	.04		(.05)	—	—	—	11.25	(.44)		7.84			(.77)
12/31/13	11.34	(.04)	—	[12]	(.04)	—	—	—	11.30	(.35	) [5]	— [6]	.37	[5]	(.32	) [5]
12/31/12[3,4]	11.34	— [12]	—	[12]	— [12]	—	—	—	11.34	.00	[5]	— [6]	.02	[2,5]	(.01	) [2,5]

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]
Managed Risk Growth Fund
Class P1:
12/31/14	$11.43	$.31	$(.06)	$.25	$(.12)	$(.19)	$(.31)	$11.37	2.18%		$—	[6]	.50%		.32%		.65%		2.71%
12/31/13[3,15]	10.00	.12	1.38	1.50	(.07)	—	(.07)	11.43	15.05	[5]	—	[6]	.88	[5,9]	.25	[5,9]	.58	[5,9]	1.64	[5,9]
Class P2:
12/31/14	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[3,15]	10.00	.12	1.37	1.49	(.06)	—	(.06)	11.43	14.94	[5]	28		1.05	[5,9]	.52	[5,9]	.85	[5,9]	1.69	[5,9]

Managed Risk International Fund
Class P1:
12/31/14	$10.82	$.14	$(.71)	$(.57)	$(.15)	$—	$(.15)	$10.10	(5.31)%		$—	[6]	.50%		.25%		.76%		1.33%
12/31/13[3,15]	10.00	.13	.78	.91	(.09)	—	(.09)	10.82	9.08	[5]	—	[6]	1.05	[5,9]	.23	[5,9]	.73	[5,9]	1.92	[5,9]
Class P2:
12/31/14	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)		46		.91		.67		1.18		1.51
12/31/13[3,15]	10.00	.18	.72	.90	(.08)	—	(.08)	10.82	8.99	[5]	17		1.19	[5,9]	.44	[5,9]	.94	[5,9]	2.66	[5,9]

See end of tables for footnotes.

American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,13]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]
Managed Risk Blue Chip Income and Growth Fund
Class P1:
12/31/14	$11.05	$.40	$.55	$.95	$(.30)	$—	$(.30)	$11.70	8.58%		$—	[6]	.50%		.31%		.70%		3.43%
12/31/13[3,15]	10.00	.20	1.01	1.21	(.16)	—	(.16)	11.05	12.16	[5]	—	[6]	.84	[5,9]	.24	[5,9]	.64	[5,9]	2.80	[5,9]
Class P2:
12/31/14	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10		98		.88		.69		1.08		4.27
12/31/13[3,15]	10.00	.28	.92	1.20	(.15)	—	(.15)	11.05	12.05	[5]	26		1.04	[5,9]	.54	[5,9]	.94	[5,9]	3.91	[5,9]

Managed Risk Growth-Income Fund
Class P1:
12/31/14	$11.50	$.35	$.21	$.56	$(.14)	$(.25)	$(.39)	$11.67	4.85%		$—	[6]	.45%		.25%		.52%		2.94%
12/31/13[3,15]	10.00	.14	1.47	1.61	(.11)	—	(.11)	11.50	16.15	[5]	—	[6]	.92	[5,9]	.23	[5,9]	.50	[5,9]	2.01	[5,9]
Class P2:
12/31/14	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42		76		.87		.69		.96		1.38
12/31/13[3,15]	10.00	.20	1.40	1.60	(.10)	—	(.10)	11.50	16.04	[5]	24		1.09	[5,9]	.50	[5,9]	.77	[5,9]	2.73	[5,9]

Managed Risk Asset Allocation Fund
Class P1:
12/31/14	$11.93	$.13	$.26	$.39	$(.03)	$—	$(.03)	$12.29	3.24%		$277		.53%		.48%		.76%		1.04%
12/31/13	9.99	.27	1.81	2.08	(.14)	—	(.14)	11.93	20.82	[5]	112		.55	[5]	.47	[5]	.75	[5]	2.37	[5]
12/31/12[3,16]	10.00	.15	(.03)	.12	(.13)	—	(.13)	9.99	1.24	[5]	—	[6]	.15	[5]	.07	[5]	.37	[5]	1.72	[5]
Class P2:
12/31/14	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91		1,780		.79		.73		1.01		1.33
12/31/13	9.99	.28	1.77	2.05	(.11)	—	(.11)	11.93	20.58	[5]	795		.80	[5]	.73	[5]	1.01	[5]	2.43	[5]
12/31/12[3,16]	10.00	.17	(.05)	.12	(.13)	—	(.13)	9.99	1.21	[5]	—	[6]	.24	[5]	.11	[5]	.41	[5]	2.38	[5]

American Funds Insurance Series

Portfolio turnover rate for all share classes	Period ended December 31
including mortgage dollar roll transactions[17]	2014	2013		2012		2011		2010
Global Growth Fund	22%	39%		22%		28%		28%
Global Small Capitalization Fund	28	36		40		44		47
Growth Fund	29	19		21		19		28
International Fund	18	21		29		24		25
New World Fund	36	43		32		22		18
Blue Chip Income and Growth Fund	37	30		36		27		22
Global Growth and Income Fund	28	31		30		25		30
Growth-Income Fund	25	19		25		22		22
International Growth and Income Fund	34	34		31		48		31
Capital Income Builder	35 [8]
Asset Allocation Fund	88	74		61		43		46
Global Balanced Fund	73	81		80		34	[11]
Bond Fund	365	354		253		163		187
Global Bond Fund	200	213		160		101		106
High-Income Bond Fund	54	64		48		51		54
Mortgage Fund	790	715		444		480	[11]
U.S. Government/AAA-Rated Securities Fund	387	621		447		234		208
Cash Management Fund	—	—		—		—		—
Managed Risk Growth Fund	22	10	[15]
Managed Risk International Fund	22	6	[15]
Managed Risk Blue Chip Income and Growth Fund	22	3	[15]
Managed Risk Growth-Income Fund	28	2	[15]
Managed Risk Asset Allocation Fund	3	3		—	[16,18]

Portfolio turnover rate for all share classes	Period ended December 31
excluding mortgage dollar roll transactions[17]	2014	2013		2012		2011		2010
Capital Income Builder	24%
Asset Allocation Fund	42
Global Balanced Fund	40
Bond Fund	121	Not available
Global Bond Fund	134
Mortgage Fund	108
U.S. Government/AAA-Rated Securities Fund	88

[1]	Based on average shares outstanding.
[2]	Not annualized.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class 4 shares were offered beginning December 14, 2012.
[5]	Although the series has a plan of distribution and an insurance administrative services plan for some share classes, distribution services fees and/or insurance administrative services fees are not paid on amounts invested in a fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	For the year ended December 31,2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[8]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[9]	Annualized.
[10]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[11]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[12]	Amount less than $.01.
[13]	This column reflects the impact, if any, of certain waivers by CRMC. CRMC reduced fees for investment advisory services for U.S. Government/AAA-Rated Securities Fund during 2010 and for the managed risk funds since each fund’s commencement of operations.
[14]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[15]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[16]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[17]	Refer to Note 5 for further information on mortgage dollar rolls.
[18]	Amount less than 1%.

American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/ AAA-Rated Securities Fund, Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (constituting American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
February 6, 2015

American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2014, through December 31, 2014).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2014	12/31/2014	period[1]	ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$998.73	$2.77	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	997.95	4.03	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 – actual return	1,000.00	996.38	5.28	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05

Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$955.18	$3.65	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 – actual return	1,000.00	953.68	4.88	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	952.56	6.10	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24

Growth Fund
Class 1 – actual return	$1,000.00	$1,029.61	$1.79	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 2 – actual return	1,000.00	1,028.26	3.07	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	1,028.61	2.71	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,026.89	4.34	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85

International Fund
Class 1 – actual return	$1,000.00	$939.11	$2.64	.54%
Class 1 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	937.99	3.86	.79
Class 2 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 3 – actual return	1,000.00	938.42	3.52	.72
Class 3 – assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 4 – actual return	1,000.00	936.89	5.13	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05

New World Fund
Class 1 – actual return	$1,000.00	$879.65	$3.74	.79%
Class 1 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 2 – actual return	1,000.00	878.45	4.92	1.04
Class 2 – assumed 5% return	1,000.00	1,019.96	5.30	1.04
Class 4 – actual return	1,000.00	877.36	6.10	1.29
Class 4 – assumed 5% return	1,000.00	1,018.70	6.56	1.29

Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,069.58	$2.19	.42%
Class 1 – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 2 – actual return	1,000.00	1,067.94	3.49	.67
Class 2 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 4 – actual return	1,000.00	1,066.75	4.79	.92
Class 4 – assumed 5% return	1,000.00	1,020.57	4.69	.92

American Funds Insurance Series

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2014	12/31/2014	period[1]	ratio
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$994.32	$3.17	.63%
Class 1 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 – actual return	1,000.00	992.80	4.42	.88
Class 2 – assumed 5% return	1,000.00	1,020.77	4.48	.88
Class 4 – actual return	1,000.00	992.28	5.67	1.13
Class 4 – assumed 5% return	1,000.00	1,019.51	5.75	1.13

Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,035.89	$1.49	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 2 – actual return	1,000.00	1,034.47	2.77	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,034.80	2.41	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,033.24	4.05	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79

International Growth and Income Fund
Class 1 – actual return	$1,000.00	$919.68	$3.92	.81%
Class 1 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 2 – actual return	1,000.00	918.41	4.84	1.00
Class 2 – assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 4 – actual return	1,000.00	917.20	7.49	1.55
Class 4 – assumed 5% return	1,000.00	1,017.39	7.88	1.55

Capital Income Builder
Class 1 – actual return	$1,000.00	$976.68	$2.84	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 2 – actual return	1,000.00	976.68	2.39	.48
Class 2 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	974.81	5.28	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06

Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,014.60	$1.52	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 2 – actual return	1,000.00	1,013.46	2.79	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,013.89	2.44	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,012.33	4.06	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Balanced Fund
Class 1 – actual return	$1,000.00	$971.60	$3.48	.70%
Class 1 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 2 – actual return	1,000.00	970.08	4.72	.95
Class 2 – assumed 5% return	1,000.00	1,020.42	4.84	.95
Class 4 – actual return	1,000.00	971.68	3.28	.66
Class 4 – assumed 5% return	1,000.00	1,021.88	3.36	.66

American Funds Insurance Series

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	7/1/2014	12/31/2014	period[1]	ratio
Bond Fund
Class 1 – actual return	$1,000.00	$1,013.80	$1.98	.39%
Class 1 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 2 – actual return	1,000.00	1,011.76	3.25	.64
Class 2 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 4 – actual return	1,000.00	1,011.51	4.51	.89
Class 4 – assumed 5% return	1,000.00	1,020.72	4.53	.89

Global Bond Fund
Class 1 – actual return	$1,000.00	$960.74	$2.87	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 2 – actual return	1,000.00	959.94	4.10	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	957.68	5.38	1.09
Class 4 – assumed 5% return	1,000.00	1,019.71	5.55	1.09

High-Income Bond Fund
Class 1 – actual return	$1,000.00	$966.90	$2.38	.48%
Class 1 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 2 – actual return	1,000.00	966.04	3.62	.73
Class 2 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 3 – actual return	1,000.00	965.32	3.27	.66
Class 3 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	964.22	4.80	.97
Class 4 – assumed 5% return	1,000.00	1,020.32	4.94	.97

Mortgage Fund
Class 1 – actual return	$1,000.00	$1,013.71	$2.23	.44%
Class 1 – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 2 – actual return	1,000.00	1,011.66	3.50	.69
Class 2 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 4 – actual return	1,000.00	1,010.24	4.76	.94
Class 4 – assumed 5% return	1,000.00	1,020.47	4.79	.94

U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,012.67	$1.78	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 2 – actual return	1,000.00	1,011.41	3.04	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	1,011.84	2.69	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,010.44	4.31	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85

Cash Management Fund
Class 1 – actual return	$1,000.00	$998.23	$1.71	.34%
Class 1 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 2 – actual return	1,000.00	997.29	2.97	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 – actual return	1,000.00	998.21	2.62	.52
Class 3 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	997.34	4.23	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84

American Funds Insurance Series

	Beginning account value 7/1/2014	Ending account value 12/31/14	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$989.71	$1.60	.32%	$3.26	.65%
Class P1 – assumed 5% return	1,000.00	1,023.59	1.63	.32	3.31	.65
Class P2 – actual return	1,000.00	988.23	3.56	.71	5.21	1.04
Class P2 – assumed 5% return	1,000.00	1,021.63	3.62	.71	5.30	1.04

Managed Risk International Fund
Class P1 – actual return	$1,000.00	$931.14	$1.27	.26%	$3.75	.77%
Class P1 – assumed 5% return	1,000.00	1,023.89	1.23	.26	3.92	.77
Class P2 – actual return	1,000.00	929.21	3.36	.69	5.84	1.20
Class P2 – assumed 5% return	1,000.00	1,021.73	3.52	.69	6.11	1.20

Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,026.28	$1.69	.33%	$3.68	.72%
Class P1 – assumed 5% return	1,000.00	1,023.54	1.68	.33	3.67	.72
Class P2 – actual return	1,000.00	1,024.39	3.62	.71	5.61	1.10
Class P2 – assumed 5% return	1,000.00	1,081.63	3.62	.71	5.60	1.10

Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$998.12	$1.31	.26%	$2.67	.53%
Class P1 – assumed 5% return	1,000.00	1,023.89	1.33	.26	2.70	.53
Class P2 – actual return	1,000.00	996.41	3.57	.71	4.93	.98
Class P2 – assumed 5% return	1,000.00	1,021.63	3.62	.71	4.99	.98

Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,003.76	$2.42	.48%	$3.84	.76%
Class P1 – assumed 5% return	1,000.00	1,022.79	2.45	.48	3.87	.76
Class P2 – actual return	1,000.00	1,002.13	3.68	.73	5.10	1.01
Class P2 – assumed 5% return	1,000.00	1,021.53	3.72	.73	5.14	1.01

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement – American Funds Insurance Series

The American Funds Insurance Series’ board has approved the renewal of the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through January 31, 2016. The agreement was amended to add an additional advisory fee breakpoint for Blue Chip Income and Growth Fund when the fund’s net assets exceed $4 billion and $6.5 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under each fund’s agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Global Growth Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average (the Lipper category that includes the fund) and (ii) MSCI All Country World Index. They noted that the fund’s investment results were above both benchmarks over the one-, three-, five- and 10-year periods, as well as over the lifetime of the fund since April 30, 1997, but below the benchmarks for the six-month period.

Global Small Capitalization Fund seeks to provide long-term growth of capital by investing primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Small/Mid-Cap Funds Average (the Lipper category that includes the fund) and (ii) MSCI All Country World Small Cap Index. They noted that the fund’s investment results were higher than both benchmarks over the six-month, one-year and 10-year periods, as well as over the lifetime of the fund since April 30, 1998, but below the benchmarks for the three- and five-year periods.

American Funds Insurance Series

Growth Fund seeks to provide growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Capital Appreciation Funds Average, (ii) Lipper Growth Funds Average (the Lipper category that includes the fund) and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than all three benchmarks over the one-year and 10-year periods, and over the lifetime of the fund since February 8, 1984, and were mixed over three-year, five-year and six-month periods.

International Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average (the Lipper category that includes the fund) and (ii) MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than both benchmarks over the one-, three- and 10-year periods, and over the lifetime of the fund since May 1, 1990, mixed over the five-year period, and lower than the benchmarks over the six-month period.

New World Fund seeks long-term capital appreciation by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average (the Lipper category that includes the fund) and (ii) MSCI All Country World Index. They noted that the fund’s investment results were higher than the benchmarks over the 10-year period and lifetime of the fund since June 17, 1999, mixed for the one-, three- and five-year periods, and lower than the benchmarks over the six-month period.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal by investing primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth & Income Funds Average (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the six-month and one-year periods. Over the three-, five- and 10-year periods, the results of the fund were higher than the Lipper average but lower than the S&P 500. Results were lower than both benchmarks over the lifetime of the fund since July 5, 2001.

Global Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average (the Lipper category that includes the fund) and (ii) MSCI All Country World Index. They noted that the fund’s investment results were higher than the Lipper average and MSCI index over the six-month, three-and five-year periods, and over the lifetime of the fund since May 1, 2006, and were lower than both indexes for the one-year period.

Growth-Income Fund seeks to provide long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth & Income Funds Average (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the one- and three-year periods, and over the lifetime of the fund since February 8, 1984, and were mixed for the six-month, five-year and 10-year periods.

American Funds Insurance Series

International Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average (the Lipper category that includes the fund) and (ii) MSCI All Country World Index ex USA. They noted that the fund’s investment results were above both benchmarks over the three- and five-year periods, as well as over the lifetime of the fund since November 18, 2008, but were lower than both benchmarks over the one-year period and mixed for the six-month period.

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Income Funds Average (the Lipper category that includes the fund) and (ii) Standard and Poor’s 500 Composite Index. They noted that the fund’s investment results were above the Lipper average, but below the S&P 500 over the short lifetime of the fund since May 1, 2014.

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average (the Lipper category that includes the fund), (ii) Barclays U.S. Aggregate Index, (iii) Standard and Poor’s 500 Composite Index and (iv) a customized index composed of the S&P 500 (60%) and Barclays index (40%). They noted that the fund’s investment results were above all the benchmarks for the 10-year period. For the three- and five-year periods and lifetime of the fund since August 1, 1989, the fund’s results were above all comparisons except the S&P 500. For the one-year period, the fund’s results were above the Lipper average and Barclays index, but below the S&P 500 and 60/40 index, and for the six-month period the fund’s results were above the Barclays index but below the Lipper average, S&P 500 and 60/40 index.

Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income by investing in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Flexible Portfolio Funds Average (the Lipper category that includes the fund), (ii) Barclays Global Aggregate Bond Index, (iii) MSCI All Country World Index and (iv) a customized index composed of the MSCI index (60%) and Barclays index (40%). They noted that the fund’s investment results were above all benchmarks for the three-year period and over the lifetime of the fund since May 2, 2011, except for the MSCI index, but mixed for the one-year period, and below the benchmarks for the six-month period.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Core Bond Funds Average (the Lipper category that includes the fund) and (ii) Barclays U.S. Aggregate Index. They noted that the fund’s investment results were above both benchmarks for the six-month period, and mixed over the one-, three- and five-year periods compared to the benchmark indexes. They also noted that the fund’s investment results were below the Lipper average and Barclays index over the 10-year period and the lifetime of the fund since January 2, 1996.

Global Bond Fund seeks to provide a high level of total return by investing primarily in debt securities of governmental, supranational and corporate issuers domiciled in various countries and dominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Income Funds Average (the Lipper category that includes the fund) and (ii) Barclays Global Aggregate Bond Index. They noted that the fund’s results were higher than both benchmarks for the six-month and one-year periods as well as over the life of the fund since October 4, 2006. They also noted that the fund’s investment results were mixed for the three- and five-year periods.

American Funds Insurance Series

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average (the Lipper category that includes the fund) and (ii) Barclays U.S. Corporate High Yield 2% Issuer Capped Index. They noted that the fund’s investment results were higher than the Lipper average over the lifetime of the fund since February 8, 1984. They also noted that the fund’s investment results were lower than both benchmarks over the six-month, one-, three-, five- and 10-year periods.

Mortgage Fund seeks to provide current income and preservation of capital by investing in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper GNMA Funds Average, (ii) Lipper U.S. Mortgage Funds Average (the Lipper category that includes the fund) and (iii) Barclays U.S. Mortgage Backed Securities Index. They noted that the fund’s results were above all the benchmarks over the six-month period. They also noted that the fund’s investment results were higher than those of the three benchmarks for the one- and three-year periods and lifetime of the fund since May 2, 2011.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income consistent with preservation of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average (the Lipper category that includes the fund) and (ii) Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the fund’s results were higher than both benchmarks for the six-month, one-, three- and five-year periods, and mixed for the 10-year period as well as over the lifetime of the fund since December 2, 1985.

Cash Management Fund seeks to provide a way to earn income on your cash reserves while preserving capital and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against the Lipper Money Market Funds Average (the Lipper category that includes the fund). They noted that the fund’s investment results were higher than the Lipper average over the 10-year period, but lower than the average over the six-month and one-, three- and five-year periods and the lifetime of the fund since February 8, 1984.

The board and the committee concluded that each fund’s investment results have been satisfactory, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

American Funds Insurance Series

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the expenses of each fund except Cash Management Fund were less than the median fees and expenses of the other funds included in its Lipper category described above. They also observed that each fund’s advisory fees were at or less than the median fees of the other funds included in its Lipper category, except Cash Management Fund, which was 20% above the median. They also noted that Cash Management Fund is not a stable net asset value fund, and that unlike many other money market funds, CRMC does not otherwise waive any fees.

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding advisory fees charged to clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment accounts. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC received the benefit of research provided by broker-dealers executing portfolio transactions on behalf of each fund, it did not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement –American Funds Insurance Series Managed Risk Funds

The American Funds Insurance Series’ board has approved the renewal of the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) through January 31, 2016. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services that would be provided by CRMC, the administrative and compliance and shareholder services that would be provided by CRMC to the funds under the agreements and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services that would be provided to each fund under the subadvisory agreement. The board concluded that the nature, extent and quality of the services to be provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. In addition to the factors considered below, they compared each fund’s investment results and volatility with those of other funds with similar objectives and strategies, and a composite index which is based on a combination of Standard & Poor’s 500 Composite Index, Barclays U.S. Aggregate Index, as applicable, and a money market index, over various periods through June 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Managed Risk Growth Fund seeks to provide growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth Funds Average (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were substantially below the Lipper average and S&P 500 index for the one-year, six-month and since-inception periods. In addition, they noted that the total return of the fund since its inception on May 1, 2013, was above that of a composite index composed of the S&P 500 (70%) and a mix of money market securities (30%).

American Funds Insurance Series

Managed Risk International Fund seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper International Funds Average (the Lipper category that includes the fund) and (ii) MSCI All Country World Index ex USA. They noted that the fund’s investment results were below the Lipper average and MSCI index for the one-year, six-month and since-inception periods. In addition, they noted that the total return of the fund since its inception on May 1, 2013, was above that of a composite index composed of the MSCI index (70%) and a mix of money market securities (30%).

Managed Risk Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth & Income Funds Average (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were mixed for the six-month period, and below both benchmarks for the inception-to-date period. In addition, they noted that the total return of the fund since its inception on May 1, 2013, was above that of a composite index composed of the S&P 500 (70%) and a mix of money market securities (30%).

Managed Risk Growth-Income Fund seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth & Income Funds Average (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above the Lipper average for the one-year and inception-to-date periods, and below both benchmarks for the six-month period. In addition, they noted that the total return of the fund since its inception on May 1, 2013, was above that of a composite index composed of the S&P 500 (70%) and a mix of money market securities (30%).

Managed Risk Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Balanced Funds Average (the Lipper category that includes the fund), (ii) Barclays U.S. Aggregate Index and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were mixed for the one-year and since-inception periods, and below the benchmarks for the six-month period. In addition, they noted that the total return of the fund since its inception on October 1, 2012, was above that of a composite index composed of the S&P 500 (60%), Barclays index (30%) and a mix of money market securities (30%).

The board and the committee reviewed each fund’s standard deviation (a measure of volatility) of investment results based on monthly returns from the fund’s inception through June 30, 2014, with the volatility for that period of the composite index and of a group of funds with volatility management strategies identified by management. They noted that each fund’s volatility for the period was greater than that of the composite index and most of the selected funds. The board and committee also noted, however, that for those periods the equity markets did not encounter large sustained market declines of the type that Milliman FRM’s volatility management program was designed to protect against. The board and the committee concluded that, in view of the funds’ short history, each fund’s investment results and the results of the services provided by Milliman FRM have been satisfactory, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

American Funds Insurance Series

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due Milliman FRM under the subadvisory agreement. They observed that each fund’s total advisory fees and expenses were at or near the median of the other funds in its Lipper category.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment accounts. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC received the benefit of research provided by broker-dealers executing portfolio transactions on behalf of each fund, it did not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	72	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	72	Mercury General Corp.
Leonard R. Fuller, 1946	1999	President and CEO, Fuller Consulting (financial management consulting firm)	72	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	74	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	71	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands	68	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	68	None
Margaret Spellings, 1957	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company(public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	72	None
Steadman Upham, PhD, 1949	2010	President and University Professor, The University of Tulsa	71	None

American Funds Insurance Series

Interested trustee4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Vice Chairman of the Board	1998	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	26	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See next page for footnotes.

American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 President	1998	Partner — Capital World Investors, Capital Research and Management Company
Michael J. Downer, 1955 Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[6] Chairman of the Board, Capital Bank and Trust Company[6]
Abner D. Goldstine, 1929 Senior Vice President	1993	Partner — Capital Fixed Income Investors, Capital Research and Management Company
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company;
		Director, Capital Research and Management Company; Chairman of the Board, Capital International Asset Management (Canada), Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Maria T. Manotok,1974 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
S. Keiko McKibben,1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles,1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland,1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess,1966 Assistant Secretary	2014	Fund Boards Coordinator — Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman,1968 Assistant Treasurer	2006	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin,1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of Abner D. Goldstine, S. Keiko McKibben, Renaud H. Samyn and Dylan Yolles, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series

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American Funds Insurance Series

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American Funds Insurance Series

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American Funds Insurance Series

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American Funds Insurance Series

Offices of the series and of
the investment adviser

Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public
accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2014, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2015, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series® .

Aligned with investor success	The Capital SystemSM	Superior long-term track record

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 26 years of investment experience, including 23 years at our company, reflecting a career commitment to our long-term approach.[1]	Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of The Capital System.	Our AFIS equity funds have beaten their comparable Lipper indexes in 90% of 10-year periods and 100% of 20-year periods. Our AFIS fixed-income funds have beaten comparable Lipper indexes in 58% of 10-year periods and 86% of 20-year periods.[2] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[3]

[1]	Portfolio manager experience as of November 2014.

[2]	Based on Class 2 share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index (except Global Small Capitalization Fund, for which the Lipper average was used). The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Flexible Portfolio Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and Lipper General U.S. Government Funds Index (U.S. Government/ AAA-Rated Securities Fund).

[3]	Based on management fees for the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

Lit. No. INGEARX-998-0215P

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year, December 31, 2014, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”).  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)

Not applicable

(c)

Not applicable

(d)

Not applicable

(e)

Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

AUDIT FEES

2014:  $2,073,608

2013:  $1,968,475

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)

AUDIT RELATED FEES:

2014:  $72,754

2013:  $67,540

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940. In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,940 and $98,642 for the fiscal years ended December 31, 2014 and 2013, respectively.

(c)

TAX FEES:

2014:  $0

2013:  $0

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax fees for the years ended December 31, 2014 and December 31, 2013 were $0 and $0 as the tax services were provided by a service provider other than the principal accountant.

(d)

ALL OTHER FEES:

2014:  $1,863

2013:  $21,461

These fees represent other fees for John Hancock Variable Insurance Trust billed to the registrant or to control affiliates.

(e)

(1)  Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2)  Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X: None.

(f)

Not applicable

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $5,314,832 for the fiscal year ended December 31, 2014 and $5,970,105 for the fiscal year ended December 31, 2013.

(h)  The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal   accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess  - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)

John Hancock

John Hancock
Variable Insurance Trust

December 31, 2014
Portfolio of Investments

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

500 Index Trust B

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.6%
Consumer discretionary - 11.7%
Auto components - 0.4%
BorgWarner, Inc.	41,670	$2,289,757
Delphi Automotive PLC	54,558	3,967,458
Johnson Controls, Inc.	122,290	5,911,499
The Goodyear Tire & Rubber Company	50,394	1,439,757
		13,608,471
Automobiles - 0.7%
Ford Motor Company	706,372	10,948,766
General Motors Company	247,657	8,645,706
Harley-Davidson, Inc.	39,260	2,587,627
		22,182,099
Distributors - 0.1%
Genuine Parts Company	28,011	2,985,132
Diversified consumer services - 0.1%
H&R Block, Inc.	50,483	1,700,267
Hotels, restaurants and leisure - 1.6%
Carnival Corp.	82,667	3,747,295
Chipotle Mexican Grill, Inc. (I)	5,692	3,896,231
Darden Restaurants, Inc.	24,338	1,426,937
Marriott International, Inc., Class A	38,965	3,040,439
McDonald’s Corp.	178,647	16,739,224
Royal Caribbean Cruises, Ltd.	30,647	2,526,232
Starbucks Corp.	137,354	11,269,896
Starwood Hotels & Resorts Worldwide, Inc.	32,758	2,655,691
Wyndham Worldwide Corp.	22,716	1,948,124
Wynn Resorts, Ltd.	14,866	2,211,466
Yum! Brands, Inc.	80,305	5,850,219
		55,311,754
Household durables - 0.4%
D.R. Horton, Inc.	60,358	1,526,454
Garmin, Ltd. (L)	22,344	1,180,434
Harman International Industries, Inc.	12,570	1,341,345
Leggett & Platt, Inc.	25,603	1,090,944
Lennar Corp., Class A	32,770	1,468,424
Mohawk Industries, Inc. (I)	11,364	1,765,511
Newell Rubbermaid, Inc.	49,865	1,899,358
PulteGroup, Inc.	61,271	1,314,876
Whirlpool Corp.	14,280	2,766,607
		14,353,953
Internet and catalog retail - 1.1%
Amazon.com, Inc. (I)	69,687	21,627,360
Expedia, Inc.	18,288	1,561,064
Netflix, Inc. (I)	11,058	3,777,523
The Priceline Group, Inc. (I)	9,609	10,956,278
TripAdvisor, Inc. (I)	20,452	1,526,946
		39,449,171
Leisure products - 0.1%
Hasbro, Inc.	20,784	1,142,912
Mattel, Inc.	62,196	1,924,655
		3,067,567
Media - 3.4%
Cablevision Systems Corp., Class A (L)	40,103	827,726
CBS Corp., Class B	87,768	4,857,081
Comcast Corp., Class A	472,836	27,429,216
DIRECTV (I)	92,153	7,989,665
Discovery Communications, Inc., Series A (I)	27,159	935,628
Discovery Communications, Inc., Series C (I)	50,315	1,696,622
Gannett Company, Inc.	41,874	1,337,037

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
News Corp., Class A (I)	91,482	$1,435,353
Omnicom Group, Inc.	45,549	3,528,681
Scripps Networks Interactive, Inc., Class A	18,614	1,401,076
The Interpublic Group of Companies, Inc.	77,347	1,606,497
The Walt Disney Company	286,326	26,969,046
Time Warner Cable, Inc.	51,463	7,825,464
Time Warner, Inc.	153,896	13,145,796
Twenty-First Century Fox, Inc., Class A	340,311	13,069,644
Viacom, Inc., Class B	67,803	5,102,176
		119,156,708
Multiline retail - 0.7%
Dollar General Corp. (I)	55,735	3,940,465
Dollar Tree, Inc. (I)	37,727	2,655,226
Family Dollar Stores, Inc.	17,628	1,396,314
Kohl’s Corp.	37,082	2,263,485
Macy’s, Inc.	63,374	4,166,841
Nordstrom, Inc.	25,971	2,061,838
Target Corp.	116,915	8,875,018
		25,359,187
Specialty retail - 2.3%
AutoNation, Inc. (I)	13,545	818,253
AutoZone, Inc. (I)	5,879	3,639,748
Bed Bath & Beyond, Inc. (I)	33,995	2,589,399
Best Buy Company, Inc.	53,730	2,094,395
CarMax, Inc. (I)	39,680	2,641,894
GameStop Corp., Class A (L)	19,517	659,675
L Brands, Inc.	45,121	3,905,223
Lowe’s Companies, Inc.	178,566	12,285,341
O’Reilly Automotive, Inc. (I)	18,611	3,584,851
PetSmart, Inc.	18,434	1,498,592
Ross Stores, Inc.	38,367	3,616,473
Staples, Inc.	117,422	2,127,687
The Gap, Inc.	48,990	2,062,969
The Home Depot, Inc.	241,883	25,390,459
The TJX Companies, Inc.	126,450	8,671,941
Tiffany & Company	20,653	2,206,980
Tractor Supply Company	24,943	1,966,007
Urban Outfitters, Inc. (I)	18,269	641,790
		80,401,677
Textiles, apparel and luxury goods - 0.8%
Coach, Inc.	50,611	1,900,949
Fossil Group, Inc. (I)	8,250	913,605
Michael Kors Holdings, Ltd. (I)	37,798	2,838,630
NIKE, Inc., Class B	128,080	12,314,892
PVH Corp.	15,124	1,938,443
Ralph Lauren Corp.	11,110	2,057,128
Under Armour, Inc., Class A (I)	30,587	2,076,857
VF Corp.	63,397	4,748,435
		28,788,939
		406,364,925
Consumer staples - 9.5%
Beverages - 2.1%
Brown-Forman Corp., Class B	28,762	2,526,454
Coca-Cola Company	723,601	30,550,434
Coca-Cola Enterprises, Inc.	40,813	1,804,751
Constellation Brands, Inc., Class A (I)	30,787	3,022,360
Dr. Pepper Snapple Group, Inc.	35,648	2,555,249
Molson Coors Brewing Company, Class B	29,239	2,178,890
Monster Beverage Corp. (I)	26,450	2,865,858

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
PepsiCo, Inc.	274,707	$25,976,294
		71,480,290
Food and staples retailing - 2.4%
Costco Wholesale Corp.	80,352	11,389,896
CVS Health Corp.	210,411	20,264,683
Safeway, Inc.	42,311	1,485,962
Sysco Corp.	107,875	4,281,559
The Kroger Company	90,162	5,789,302
Wal-Mart Stores, Inc.	289,920	24,898,330
Walgreens Boots Alliance, Inc.	159,663	12,166,321
Whole Foods Market, Inc.	65,815	3,318,392
		83,594,445
Food products - 1.6%
Archer-Daniels-Midland Company	118,161	6,144,372
Campbell Soup Company	32,854	1,445,576
ConAgra Foods, Inc.	77,963	2,828,498
General Mills, Inc.	110,763	5,906,991
Hormel Foods Corp.	24,779	1,290,986
Kellogg Company	46,266	3,027,647
Keurig Green Mountain, Inc.	22,298	2,952,144
Kraft Foods Group, Inc.	108,071	6,771,729
McCormick & Company, Inc.	23,847	1,771,832
Mead Johnson Nutrition Company	37,076	3,727,621
Mondelez International, Inc., Class A	308,342	11,200,523
The Hershey Company	27,152	2,821,907
The J.M. Smucker Company	18,689	1,887,215
Tyson Foods, Inc., Class A	53,763	2,155,359
		53,932,400
Household products - 1.9%
Colgate-Palmolive Company	157,280	10,882,203
Kimberly-Clark Corp.	68,369	7,899,354
The Clorox Company	23,759	2,475,925
The Procter & Gamble Company	496,012	45,181,733
		66,439,215
Personal products - 0.1%
Avon Products, Inc.	78,248	734,749
The Estee Lauder Companies, Inc., Class A	41,121	3,133,420
		3,868,169
Tobacco - 1.4%
Altria Group, Inc.	362,780	17,874,171
Lorillard, Inc.	66,093	4,159,893
Philip Morris International, Inc.	285,216	23,230,843
Reynolds American, Inc.	56,548	3,634,340
		48,899,247
		328,213,766
Energy - 8.2%
Energy equipment and services - 1.3%
Baker Hughes, Inc.	79,438	4,454,089
Cameron International Corp. (I)	36,408	1,818,580
Diamond Offshore Drilling, Inc. (L)	12,142	445,733
Ensco PLC, Class A	43,084	1,290,366
FMC Technologies, Inc. (I)	42,945	2,011,544
Halliburton Company	155,581	6,119,001
Helmerich & Payne, Inc.	19,891	1,341,051
Nabors Industries, Ltd.	52,851	686,006
National Oilwell Varco, Inc.	79,068	5,181,326
Noble Corp. PLC	45,339	751,267
Schlumberger, Ltd.	236,225	20,175,977

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Transocean, Ltd. (L)	62,585	$1,147,183
		45,422,123
Oil, gas and consumable fuels - 6.9%
Anadarko Petroleum Corp.	92,982	7,671,015
Apache Corp.	68,850	4,314,830
Cabot Oil & Gas Corp.	75,918	2,247,932
California Resources Corp. (I)	55,851	307,739
Chesapeake Energy Corp.	94,359	1,846,606
Chevron Corp.	347,032	38,930,050
Cimarex Energy Company	16,124	1,709,144
ConocoPhillips	225,985	15,606,524
CONSOL Energy, Inc.	42,241	1,428,168
Denbury Resources, Inc.	62,593	508,881
Devon Energy Corp.	70,611	4,322,099
EOG Resources, Inc.	100,603	9,262,518
EQT Corp.	27,821	2,106,050
Exxon Mobil Corp.	777,306	71,861,940
Hess Corp.	46,675	3,445,549
Kinder Morgan, Inc.	311,881	13,195,685
Marathon Oil Corp.	123,942	3,506,319
Marathon Petroleum Corp.	51,427	4,641,801
Murphy Oil Corp.	30,749	1,553,439
Newfield Exploration Company (I)	25,210	683,695
Noble Energy, Inc.	66,180	3,138,917
Occidental Petroleum Corp.	142,371	11,476,526
ONEOK, Inc.	38,211	1,902,526
Phillips 66	101,599	7,284,648
Pioneer Natural Resources Company	27,337	4,069,112
QEP Resources, Inc.	30,428	615,254
Range Resources Corp.	30,835	1,648,131
Southwestern Energy Company (I)	64,845	1,769,620
Spectra Energy Corp.	123,158	4,470,635
Tesoro Corp.	23,166	1,722,392
The Williams Companies, Inc.	123,479	5,549,146
Valero Energy Corp.	95,671	4,735,715
		237,532,606
		282,954,729
Financials - 16.1%
Banks - 5.8%
Bank of America Corp.	1,930,271	34,532,548
BB&T Corp.	132,042	5,135,113
Citigroup, Inc.	556,031	30,086,837
Comerica, Inc.	33,226	1,556,306
Fifth Third Bancorp	151,832	3,093,577
Huntington Bancshares, Inc.	150,840	1,586,837
JPMorgan Chase & Company	686,138	42,938,516
KeyCorp	159,330	2,214,687
M&T Bank Corp.	24,191	3,038,873
Regions Financial Corp.	253,234	2,674,151
SunTrust Banks, Inc.	95,813	4,014,565
The PNC Financial Services Group, Inc.	96,535	8,806,888
U.S. Bancorp	328,355	14,759,557
Wells Fargo & Company	866,429	47,497,638
Zions Bancorporation	37,114	1,058,120
		202,994,213
Capital markets - 2.2%
Affiliated Managers Group, Inc. (I)	10,197	2,164,211
Ameriprise Financial, Inc.	33,795	4,469,389
BlackRock, Inc.	23,381	8,360,110
E*TRADE Financial Corp. (I)	53,343	1,293,834
Franklin Resources, Inc.	71,969	3,984,924

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Invesco, Ltd.	79,068	$3,124,767
Legg Mason, Inc.	18,532	989,053
Morgan Stanley	280,241	10,873,351
Northern Trust Corp.	40,540	2,732,396
State Street Corp.	76,627	6,015,220
T. Rowe Price Group, Inc.	47,602	4,087,108
The Bank of New York Mellon Corp.	206,540	8,379,328
The Charles Schwab Corp.	210,908	6,367,313
The Goldman Sachs Group, Inc.	74,351	14,411,454
		77,252,458
Consumer finance - 0.9%
American Express Company	163,330	15,196,223
Capital One Financial Corp.	102,007	8,420,678
Discover Financial Services	83,222	5,450,209
Navient Corp.	75,913	1,640,480
		30,707,590
Diversified financial services - 2.0%
Berkshire Hathaway, Inc., Class B (I)	334,721	50,258,358
CME Group, Inc.	58,112	5,151,629
Intercontinental Exchange Group, Inc.	20,686	4,536,233
Leucadia National Corp.	58,183	1,304,463
McGraw-Hill Financial, Inc.	49,825	4,433,429
Moody’s Corp.	33,620	3,221,132
The NASDAQ OMX Group, Inc.	21,513	1,031,763
		69,937,007
Insurance - 2.7%
ACE, Ltd.	60,890	6,995,043
Aflac, Inc.	82,666	5,050,066
American International Group, Inc.	256,958	14,392,218
Aon PLC	52,332	4,962,644
Assurant, Inc.	12,911	883,500
Cincinnati Financial Corp.	27,005	1,399,669
Genworth Financial, Inc., Class A (I)	91,936	781,456
Lincoln National Corp.	47,633	2,746,995
Loews Corp.	55,102	2,315,386
Marsh & McLennan Companies, Inc.	99,255	5,681,356
MetLife, Inc.	208,499	11,277,711
Principal Financial Group, Inc.	50,112	2,602,817
Prudential Financial, Inc.	84,064	7,604,429
The Allstate Corp.	77,153	5,419,998
The Chubb Corp.	43,303	4,480,561
The Hartford Financial Services Group, Inc.	79,438	3,311,770
The Progressive Corp.	97,791	2,639,379
The Travelers Companies, Inc.	60,691	6,424,142
Torchmark Corp.	23,518	1,273,970
Unum Group	46,349	1,616,653
XL Group PLC	47,398	1,629,069
		93,488,832
Real estate investment trusts - 2.3%
American Tower Corp.	72,782	7,194,501
Apartment Investment & Management
Company, Class A	26,440	982,246
AvalonBay Communities, Inc.	24,234	3,959,593
Boston Properties, Inc.	28,104	3,616,704
Crown Castle International Corp.	61,270	4,821,949
Equity Residential	66,502	4,777,504
Essex Property Trust, Inc.	11,735	2,424,451
General Growth Properties, Inc.	115,154	3,239,282
HCP, Inc.	84,314	3,712,345
Health Care REIT, Inc.	60,164	4,552,610
Host Hotels & Resorts, Inc.	139,002	3,304,078

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Iron Mountain, Inc.	34,212	$1,322,636
Kimco Realty Corp.	75,526	1,898,724
Plum Creek Timber Company, Inc.	32,342	1,383,914
Prologis, Inc.	91,809	3,950,541
Public Storage	26,632	4,922,925
Simon Property Group, Inc.	57,050	10,389,376
The Macerich Company	25,818	2,153,479
Ventas, Inc.	54,038	3,874,525
Vornado Realty Trust	32,054	3,773,076
Weyerhaeuser Company	96,372	3,458,791
		79,713,250
Real estate management and development - 0.1%
CBRE Group, Inc., Class A (I)	51,296	1,756,888
Thrifts and mortgage finance - 0.1%
Hudson City Bancorp, Inc.	89,361	904,333
People’s United Financial, Inc.	55,777	846,695
		1,751,028
		557,601,266
Health care - 13.7%
Biotechnology - 2.8%
Alexion Pharmaceuticals, Inc. (I)	36,391	6,733,427
Amgen, Inc.	139,617	22,239,592
Biogen Idec, Inc. (I)	43,346	14,713,800
Celgene Corp. (I)	146,601	16,398,788
Gilead Sciences, Inc. (I)	276,915	26,102,008
Regeneron Pharmaceuticals, Inc. (I)	13,621	5,588,015
Vertex Pharmaceuticals, Inc. (I)	44,143	5,244,188
		97,019,818
Health care equipment and supplies - 2.2%
Abbott Laboratories	276,358	12,441,637
Baxter International, Inc.	99,469	7,290,083
Becton, Dickinson and Company	35,213	4,900,241
Boston Scientific Corp. (I)	243,423	3,225,355
C.R. Bard, Inc.	13,843	2,306,521
CareFusion Corp. (I)	37,396	2,219,079
Covidien PLC	83,097	8,499,161
DENTSPLY International, Inc.	25,927	1,381,131
Edwards Lifesciences Corp. (I)	19,617	2,498,813
Intuitive Surgical, Inc. (I)	6,650	3,517,451
Medtronic, Inc.	180,642	13,042,352
St. Jude Medical, Inc.	52,453	3,411,019
Stryker Corp.	54,941	5,182,585
Varian Medical Systems, Inc. (I)	18,437	1,594,985
Zimmer Holdings, Inc.	31,062	3,523,052
		75,033,465
Health care providers and services - 2.2%
Aetna, Inc.	64,553	5,734,243
AmerisourceBergen Corp.	38,104	3,435,457
Anthem, Inc.	49,546	6,226,446
Cardinal Health, Inc.	60,730	4,902,733
Cigna Corp.	48,007	4,940,400
DaVita HealthCare Partners, Inc. (I)	31,444	2,381,569
Express Scripts Holding Company (I)	134,711	11,405,980
Humana, Inc.	28,143	4,042,179
Laboratory Corp. of America Holdings (I)	15,528	1,675,471
McKesson Corp.	42,562	8,835,020
Patterson Companies, Inc.	15,650	752,765
Quest Diagnostics, Inc.	26,533	1,779,303
Tenet Healthcare Corp. (I)	18,303	927,413
UnitedHealth Group, Inc.	176,171	17,809,126

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Universal Health Services, Inc., Class B	16,603	$1,847,250
		76,695,355
Health care technology - 0.1%
Cerner Corp. (I)	55,655	3,598,652
Life sciences tools and services - 0.4%
Agilent Technologies, Inc.	61,199	2,505,487
PerkinElmer, Inc.	20,698	905,124
Thermo Fisher Scientific, Inc.	73,414	9,198,040
Waters Corp. (I)	15,416	1,737,692
		14,346,343
Pharmaceuticals - 6.0%
AbbVie, Inc.	292,440	19,137,274
Actavis PLC (I)	48,650	12,522,997
Allergan, Inc.	54,673	11,622,933
Bristol-Myers Squibb Company	304,474	17,973,100
Eli Lilly & Company	179,847	12,407,645
Hospira, Inc. (I)	31,023	1,900,159
Johnson & Johnson	513,781	53,726,079
Mallinckrodt PLC (I)	21,339	2,113,201
Merck & Company, Inc.	523,295	29,717,923
Mylan, Inc. (I)	68,695	3,872,337
Perrigo Company PLC	25,839	4,319,247
Pfizer, Inc.	1,156,575	36,027,311
Zoetis, Inc.	92,014	3,959,362
		209,299,568
		475,993,201
Industrials - 10.0%
Aerospace and defense - 2.6%
General Dynamics Corp.	57,771	7,950,445
Honeywell International, Inc.	143,678	14,356,306
L-3 Communications Holdings, Inc.	15,607	1,969,759
Lockheed Martin Corp.	49,269	9,487,731
Northrop Grumman Corp.	37,053	5,461,242
Precision Castparts Corp.	26,160	6,301,421
Raytheon Company	56,562	6,118,312
Rockwell Collins, Inc.	24,589	2,077,279
Textron, Inc.	50,784	2,138,514
The Boeing Company	121,686	15,816,746
United Technologies Corp.	155,626	17,896,990
		89,574,745
Air freight and logistics - 0.7%
C.H. Robinson Worldwide, Inc.	26,839	2,009,973
Expeditors International of Washington, Inc.	35,415	1,579,863
FedEx Corp.	48,345	8,395,593
United Parcel Service, Inc., Class B	127,941	14,223,201
		26,208,630
Airlines - 0.4%
Delta Air Lines, Inc.	153,590	7,555,092
Southwest Airlines Company	124,558	5,271,295
		12,826,387
Building products - 0.1%
Allegion PLC	17,571	974,488
Masco Corp.	65,384	1,647,677
		2,622,165
Commercial services and supplies - 0.4%
Cintas Corp.	17,901	1,404,154
Pitney Bowes, Inc.	37,077	903,566
Republic Services, Inc.	46,321	1,864,420

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Stericycle, Inc. (I)	15,578	$2,041,964
The ADT Corp. (L)	31,673	1,147,513
Tyco International, Ltd.	76,788	3,367,922
Waste Management, Inc.	78,162	4,011,274
		14,740,813
Construction and engineering - 0.1%
Fluor Corp.	28,474	1,726,379
Jacobs Engineering Group, Inc. (I)	24,215	1,082,168
Quanta Services, Inc. (I)	39,963	1,134,550
		3,943,097
Electrical equipment - 0.5%
AMETEK, Inc.	45,131	2,375,245
Eaton Corp. PLC	87,120	5,920,675
Emerson Electric Company	127,319	7,859,402
Rockwell Automation, Inc.	24,939	2,773,217
		18,928,539
Industrial conglomerates - 2.3%
3M Company	117,611	19,325,840
Danaher Corp.	112,200	9,616,662
General Electric Company	1,843,310	46,580,444
Roper Industries, Inc.	18,377	2,873,244
		78,396,190
Machinery - 1.5%
Caterpillar, Inc.	111,120	10,170,814
Cummins, Inc.	31,185	4,495,941
Deere & Company	65,786	5,820,087
Dover Corp.	30,126	2,160,637
Flowserve Corp.	25,013	1,496,528
Illinois Tool Works, Inc.	66,048	6,254,746
Ingersoll-Rand PLC	48,874	3,098,123
Joy Global, Inc.	17,890	832,243
PACCAR, Inc.	64,956	4,417,658
Pall Corp.	19,604	1,984,121
Parker Hannifin Corp.	27,273	3,516,853
Pentair PLC	34,278	2,276,745
Snap-on, Inc.	10,645	1,455,597
Stanley Black & Decker, Inc.	28,739	2,761,243
Xylem, Inc.	33,604	1,279,304
		52,020,640
Professional services - 0.2%
Equifax, Inc.	22,117	1,788,602
Nielsen NV	59,459	2,659,601
Robert Half International, Inc.	24,749	1,444,847
The Dun & Bradstreet Corp.	6,492	785,272
		6,678,322
Road and rail - 1.0%
CSX Corp.	182,698	6,619,149
Kansas City Southern	20,258	2,472,084
Norfolk Southern Corp.	56,798	6,225,629
Ryder Systems, Inc.	9,725	902,966
Union Pacific Corp.	163,188	19,440,586
		35,660,414
Trading companies and distributors - 0.2%
Fastenal Company	50,043	2,380,045
United Rentals, Inc. (I)	18,314	1,868,211
W.W. Grainger, Inc.	11,132	2,837,435
		7,085,691
		348,685,633

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Information technology - 19.0%
Communications equipment - 1.6%
Cisco Systems, Inc.	938,658	$26,108,772
F5 Networks, Inc. (I)	13,454	1,755,276
Harris Corp.	19,014	1,365,585
Juniper Networks, Inc.	70,715	1,578,359
Motorola Solutions, Inc.	38,885	2,608,406
QUALCOMM, Inc.	305,190	22,684,773
		56,101,171
Electronic equipment, instruments and components - 0.4%
Amphenol Corp., Class A	56,797	3,056,247
Corning, Inc.	235,280	5,394,970
FLIR Systems, Inc.	26,199	846,490
TE Connectivity, Ltd.	74,637	4,720,790
		14,018,497
Internet software and services - 3.1%
Akamai Technologies, Inc. (I)	32,632	2,054,511
eBay, Inc. (I)	207,496	11,644,676
Facebook, Inc., Class A (I)	383,775	29,942,126
Google, Inc., Class A (I)	52,320	27,764,131
Google, Inc., Class C (I)	52,270	27,514,928
VeriSign, Inc. (I)	20,018	1,141,026
Yahoo!, Inc. (I)	161,689	8,166,911
		108,228,309
IT services - 3.2%
Accenture PLC, Class A	115,180	10,286,726
Alliance Data Systems Corp. (I)	11,732	3,355,939
Automatic Data Processing, Inc.	88,466	7,375,410
Cognizant Technology
Solutions Corp., Class A (I)	111,760	5,885,282
Computer Sciences Corp.	25,887	1,632,175
Fidelity National Information Services, Inc.	51,933	3,230,233
Fiserv, Inc. (I)	44,684	3,171,223
International Business Machines Corp.	168,941	27,104,894
MasterCard, Inc., Class A	179,866	15,497,255
Paychex, Inc.	59,914	2,766,229
Teradata Corp. (I)	28,385	1,239,857
The Western Union Company	95,908	1,717,712
Total System Services, Inc.	30,662	1,041,282
Visa, Inc., Class A	89,649	23,505,968
Xerox Corp.	196,249	2,720,011
		110,530,196
Semiconductors and semiconductor equipment - 2.4%
Altera Corp.	55,617	2,054,492
Analog Devices, Inc.	57,140	3,172,413
Applied Materials, Inc.	223,647	5,573,283
Avago Technologies, Ltd.	46,410	4,668,382
Broadcom Corp., Class A	98,879	4,284,427
First Solar, Inc. (I)	13,792	615,054
Intel Corp.	887,476	32,206,504
KLA-Tencor Corp.	30,289	2,129,922
Lam Research Corp.	29,176	2,314,824
Linear Technology Corp.	43,797	1,997,143
Microchip Technology, Inc.	36,909	1,664,965
Micron Technology, Inc. (I)	197,021	6,897,705
NVIDIA Corp.	94,789	1,900,519
Texas Instruments, Inc.	193,905	10,367,131
Xilinx, Inc.	48,550	2,101,730
		81,948,494
Software - 3.7%
Adobe Systems, Inc. (I)	86,947	6,321,047

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Autodesk, Inc. (I)	41,736	$2,506,664
CA, Inc.	58,850	1,791,983
Citrix Systems, Inc. (I)	29,748	1,897,922
Electronic Arts, Inc. (I)	57,043	2,681,877
Intuit, Inc.	52,387	4,829,558
Microsoft Corp.	1,512,959	70,276,946
Oracle Corp.	593,750	26,700,938
Red Hat, Inc. (I)	34,532	2,387,542
salesforce.com, Inc. (I)	107,710	6,388,280
Symantec Corp.	126,606	3,248,077
		129,030,834
Technology hardware, storage and peripherals - 4.6%
Apple, Inc.	1,076,514	118,825,615
EMC Corp.	373,500	11,107,890
Hewlett-Packard Company	342,556	13,746,772
NetApp, Inc.	57,232	2,372,266
SanDisk Corp.	40,499	3,968,092
Seagate Technology PLC	60,066	3,994,389
Western Digital Corp.	40,076	4,436,413
		158,451,437
		658,308,938
Materials - 3.1%
Chemicals - 2.3%
Air Products & Chemicals, Inc.	35,296	5,090,742
Airgas, Inc.	12,315	1,418,442
CF Industries Holdings, Inc.	9,126	2,487,200
E.I. du Pont de Nemours & Company	166,272	12,294,152
Eastman Chemical Company	27,460	2,083,116
Ecolab, Inc.	49,570	5,181,056
FMC Corp.	24,454	1,394,612
International Flavors & Fragrances, Inc.	14,840	1,504,182
LyondellBasell Industries NV, Class A	76,488	6,072,382
Monsanto Company	88,848	10,614,671
PPG Industries, Inc.	25,180	5,820,357
Praxair, Inc.	53,472	6,927,832
Sigma-Aldrich Corp.	21,848	2,999,075
The Dow Chemical Company	203,329	9,273,836
The Mosaic Company	57,975	2,646,559
The Sherwin-Williams Company	14,965	3,936,394
		79,744,608
Construction materials - 0.1%
Martin Marietta Materials, Inc.	11,360	1,253,235
Vulcan Materials Company	24,183	1,589,549
		2,842,784
Containers and packaging - 0.2%
Avery Dennison Corp.	16,519	857,006
Ball Corp.	25,136	1,713,521
MeadWestvaco Corp.	30,775	1,366,102
Owens-Illinois, Inc. (I)	30,796	831,184
Sealed Air Corp.	38,727	1,643,187
		6,411,000
Metals and mining - 0.4%
Alcoa, Inc.	216,220	3,414,114
Allegheny Technologies, Inc.	20,210	702,702
Freeport-McMoRan, Inc.	190,705	4,454,869
Newmont Mining Corp.	91,557	1,730,427
Nucor Corp.	58,473	2,868,101
		13,170,213

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Paper and forest products - 0.1%
International Paper Company	77,709	$4,163,648
		106,332,253
Telecommunication services - 2.2%
Diversified telecommunication services - 2.2%
AT&T, Inc.	952,098	31,980,972
CenturyLink, Inc.	104,741	4,145,649
Frontier Communications Corp. (L)	183,786	1,225,853
Level 3 Communications, Inc. (I)	51,168	2,526,676
Verizon Communications, Inc.	761,693	35,631,999
Windstream Holdings, Inc. (L)	111,020	914,805
		76,425,954
		76,425,954
Utilities - 3.1%
Electric utilities - 1.8%
American Electric Power Company, Inc.	89,794	5,452,292
Duke Energy Corp.	129,839	10,846,750
Edison International	59,773	3,913,936
Entergy Corp.	33,111	2,896,550
Exelon Corp.	157,756	5,849,592
FirstEnergy Corp.	77,252	3,012,055
NextEra Energy, Inc.	80,115	8,515,423
Northeast Utilities	58,132	3,111,225
Pepco Holdings, Inc.	46,197	1,244,085
Pinnacle West Capital Corp.	20,384	1,392,431
PPL Corp.	122,095	4,435,711
The Southern Company	165,160	8,111,008
Xcel Energy, Inc.	92,790	3,333,017
		62,114,075
Gas utilities - 0.0%
AGL Resources, Inc.	22,024	1,200,528
Independent power and renewable electricity producers - 0.1%
AES Corp.	120,422	1,658,211
NRG Energy, Inc.	62,041	1,672,005
		3,330,216
Multi-utilities - 1.2%
Ameren Corp.	44,506	2,053,062
CenterPoint Energy, Inc.	78,905	1,848,744
CMS Energy Corp.	50,427	1,752,338
Consolidated Edison, Inc.	53,756	3,548,434
Dominion Resources, Inc.	107,176	8,241,834
DTE Energy Company	32,467	2,804,175
Integrys Energy Group, Inc.	14,857	1,156,617
NiSource, Inc.	57,900	2,456,118
PG&E Corp.	87,195	4,642,262
Public Service Enterprise Group, Inc.	92,856	3,845,167
SCANA Corp.	26,128	1,578,131
Sempra Energy	42,411	4,722,889
TECO Energy, Inc.	43,004	881,152
Wisconsin Energy Corp.	41,353	2,180,957
		41,711,880
		108,356,699
TOTAL COMMON STOCKS (Cost $1,846,101,819)		$3,349,237,364
SECURITIES LENDING COLLATERAL - 0.2%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	599,830	6,001,657
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,001,949)		$6,001,657

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 3.5%
Repurchase agreement - 3.5%
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $120,274,000 on 01/02/2015,
collateralized by $101,810,000
U.S. Treasury Bonds, 3.750% due
11/15/2043 (valued at $122,681,050,
including interest)	$120,274,000	$120,274,000
TOTAL SHORT-TERM INVESTMENTS (Cost $120,274,000)		$120,274,000
Total Investments (500 Index Trust B)
(Cost $1,972,377,768) - 100.3%		$3,475,513,021
Other assets and liabilities, net - (0.3%)		(10,828,570)
TOTAL NET ASSETS - 100.0%		$3,464,684,451

All Cap Core Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.0%
Consumer discretionary - 11.6%
Auto components - 0.1%
Gentex Corp.	10,300	$372,139
Diversified consumer services - 0.4%
Strayer Education, Inc. (I)	20,400	1,515,312
Hotels, restaurants and leisure - 1.4%
Chipotle Mexican Grill, Inc. (I)	200	136,902
Marriott International, Inc., Class A	59,000	4,603,770
Penn National Gaming, Inc. (I)	20,600	282,838
		5,023,510
Internet and catalog retail - 0.4%
Expedia, Inc.	8,600	734,096
Nutrisystem, Inc.	24,600	480,930
		1,215,026
Media - 2.5%
Cablevision Systems Corp., Class A (L)	189,500	3,911,280
DIRECTV (I)	9,600	832,320
News Corp., Class A (I)	4,000	62,760
Time Warner, Inc.	46,400	3,963,488
		8,769,848
Specialty retail - 4.6%
Build-A-Bear Workshop, Inc. (I)	7,300	146,730
L Brands, Inc.	55,100	4,768,905
Lowe’s Companies, Inc.	66,100	4,547,680
Murphy USA, Inc. (I)	4,300	296,098
O’Reilly Automotive, Inc. (I)	15,700	3,024,134
Office Depot, Inc. (I)	61,000	523,075
Outerwall, Inc. (I)	23,200	1,745,104
Rent-A-Center, Inc.	16,500	599,280
The Cato Corp., Class A	7,400	312,132
		15,963,138
Textiles, apparel and luxury goods - 2.2%
Hanesbrands, Inc.	32,100	3,583,002
Skechers U.S.A., Inc., Class A (I)	73,200	4,044,300
		7,627,302
		40,486,275

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Consumer staples - 8.7%
Beverages - 1.7%
Dr. Pepper Snapple Group, Inc.	62,000	$4,444,160
Monster Beverage Corp. (I)	14,000	1,516,900
		5,961,060
Food and staples retailing - 2.2%
Costco Wholesale Corp.	5,400	765,450
CVS Health Corp.	38,700	3,727,197
The Kroger Company	51,000	3,274,710
		7,767,357
Food products - 3.5%
Archer-Daniels-Midland Company	48,100	2,501,200
Cal-Maine Foods, Inc. (L)	17,400	679,122
Pilgrim’s Pride Corp. (I)(L)	120,200	3,941,358
Sanderson Farms, Inc. (L)	48,000	4,033,200
Tyson Foods, Inc., Class A	25,500	1,022,295
		12,177,175
Household products - 1.1%
The Clorox Company	36,500	3,803,665
Tobacco - 0.2%
Lorillard, Inc.	8,800	553,872
Reynolds American, Inc.	4,600	295,642
		849,514
		30,558,771
Energy - 6.2%
Energy equipment and services - 0.0%
FMC Technologies, Inc. (I)	1,400	65,576
Oil, gas and consumable fuels - 6.2%
Anadarko Petroleum Corp.	45,500	3,753,750
CVR Energy, Inc.	26,800	1,037,428
Devon Energy Corp.	4,100	250,961
Exxon Mobil Corp.	17,800	1,645,610
Green Plains, Inc.	23,800	589,764
Kinder Morgan, Inc.	27,500	1,163,525
Marathon Oil Corp.	25,100	710,079
Nordic American Tankers, Ltd. (L)	98,100	987,867
PBF Energy, Inc., Class A	86,000	2,291,040
REX American Resources Corp. (I)	52,300	3,241,031
Teekay Tankers, Ltd., Class A (L)	41,400	209,484
Tesoro Corp.	59,000	4,386,650
VAALCO Energy, Inc. (I)	39,700	181,032
Valero Energy Corp.	25,500	1,262,250
		21,710,471
		21,776,047
Financials - 15.8%
Banks - 4.6%
Associated Banc-Corp.	14,400	268,272
Citigroup, Inc.	89,200	4,826,612
City National Corp.	20,000	1,616,200
Cullen/Frost Bankers, Inc.	25,100	1,773,064
East West Bancorp, Inc.	21,800	843,878
First BanCorp (I)	25,900	152,033
First Citizens BancShares, Inc., Class A	3,700	935,323
JPMorgan Chase & Company	14,400	901,152
MidSouth Bancorp, Inc.	3,800	65,892
PrivateBancorp, Inc.	3,600	120,240
Signature Bank (I)	14,500	1,826,420
State Bank Financial Corp.	11,500	229,770
SunTrust Banks, Inc.	52,400	2,195,560

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Wintrust Financial Corp.	11,800	$551,768
		16,306,184
Capital markets - 2.0%
Arlington Asset Investment Corp., Class A (L)	33,200	883,452
BGC Partners, Inc., Class A	30,000	274,500
Lazard, Ltd., Class A	81,800	4,092,454
State Street Corp.	4,600	361,100
The Goldman Sachs Group, Inc.	7,700	1,492,491
		7,103,997
Consumer finance - 0.1%
Springleaf Holdings, Inc. (I)	6,300	227,871
Diversified financial services - 1.8%
Berkshire Hathaway, Inc., Class B (I)	11,300	1,696,695
CME Group, Inc.	11,500	1,019,475
Intercontinental Exchange Group, Inc.	15,900	3,486,711
		6,202,881
Insurance - 3.7%
Alleghany Corp. (I)	7,700	3,568,950
Lincoln National Corp.	40,100	2,312,567
MBIA, Inc. (I)	34,200	326,268
MetLife, Inc.	3,700	200,133
PartnerRe, Ltd.	2,100	239,673
The Allstate Corp.	69,000	4,847,250
The Hartford Financial Services Group, Inc.	17,900	746,251
The Progressive Corp.	21,800	588,382
		12,829,474
Real estate investment trusts - 1.5%
AG Mortgage Investment Trust, Inc.	38,400	713,088
Chimera Investment Corp.	658,500	2,094,030
Host Hotels & Resorts, Inc.	20,400	484,908
Regency Centers Corp.	13,400	854,652
Western Asset Mortgage Capital Corp.	76,300	1,121,610
		5,268,288
Real estate management and development - 1.8%
CBRE Group, Inc., Class A (I)	36,300	1,243,275
Jones Lang LaSalle, Inc.	29,900	4,482,907
The St. Joe Company (I)	25,200	463,428
		6,189,610
Thrifts and mortgage finance - 0.3%
Berkshire Hills Bancorp, Inc.	10,300	274,598
Essent Group, Ltd. (I)	37,300	958,983
		1,233,581
		55,361,886
Health care - 15.8%
Biotechnology - 6.1%
Alexion Pharmaceuticals, Inc. (I)	18,800	3,478,564
AMAG Pharmaceuticals, Inc. (I)	7,800	332,436
Amgen, Inc.	37,400	5,957,446
Biogen Idec, Inc. (I)	16,180	5,492,301
Gilead Sciences, Inc. (I)	64,700	6,098,622
PDL BioPharma, Inc.	7,200	55,512
Pharmacyclics, Inc. (I)	400	48,904
		21,463,785
Health care equipment and supplies - 1.2%
Edwards Lifesciences Corp. (I)	27,800	3,541,164
ICU Medical, Inc. (I)	4,100	335,790

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
NuVasive, Inc. (I)	4,500	$212,220
		4,089,174
Health care providers and services - 4.7%
Aetna, Inc.	700	62,181
Anthem, Inc.	35,200	4,423,584
Centene Corp. (I)	35,300	3,665,905
Health Net, Inc. (I)	82,900	4,437,637
LifePoint Hospitals, Inc. (I)	46,700	3,358,197
UnitedHealth Group, Inc.	6,600	667,194
		16,614,698
Life sciences tools and services - 1.9%
Affymetrix, Inc. (I)(L)	12,700	125,349
Illumina, Inc. (I)	17,100	3,156,318
Quintiles Transnational Holdings, Inc. (I)	57,300	3,373,251
		6,654,918
Pharmaceuticals - 1.9%
AbbVie, Inc.	28,200	1,845,408
Depomed, Inc. (I)	13,100	211,041
Hospira, Inc. (I)	8,500	520,625
Johnson & Johnson	3,000	313,710
Merck & Company, Inc.	46,800	2,657,772
Mylan, Inc. (I)	12,500	704,625
Sagent Pharmaceuticals, Inc. (I)	1,500	37,665
Sucampo Pharmaceuticals, Inc., Class A (I)(L)	17,100	244,188
		6,535,034
		55,357,609
Industrials - 11.3%
Aerospace and defense - 4.5%
General Dynamics Corp.	35,700	4,913,034
Huntington Ingalls Industries, Inc.	13,100	1,473,226
Lockheed Martin Corp.	25,900	4,987,563
Rockwell Collins, Inc.	2,500	211,200
Spirit Aerosystems Holdings, Inc., Class A (I)	98,100	4,222,224
		15,807,247
Airlines - 2.0%
American Airlines Group, Inc.	5,500	294,965
JetBlue Airways Corp. (I)	17,800	282,308
Southwest Airlines Company	116,600	4,934,512
United Continental Holdings, Inc. (I)	20,700	1,384,623
		6,896,408
Commercial services and supplies - 0.5%
Cintas Corp.	22,100	1,733,524
Construction and engineering - 0.5%
AECOM (I)	46,400	1,409,168
Argan, Inc.	12,100	407,044
		1,816,212
Electrical equipment - 0.3%
Acuity Brands, Inc.	8,700	1,218,609
Industrial conglomerates - 0.2%
Danaher Corp.	8,000	685,680
Machinery - 1.2%
Allison Transmission Holdings, Inc.	63,800	2,162,820
Meritor, Inc. (I)	44,000	666,600
PACCAR, Inc.	19,100	1,298,991
		4,128,411

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Professional services - 0.5%
FTI Consulting, Inc. (I)	6,300	$243,369
Robert Half International, Inc.	22,800	1,331,064
RPX Corp. (I)	7,800	107,484
		1,681,917
Road and rail - 1.6%
Knight Transportation, Inc.	6,100	205,326
Union Pacific Corp.	44,700	5,325,111
		5,530,437
		39,498,445
Information technology - 21.7%
Communications equipment - 0.3%
InterDigital, Inc.	21,300	1,126,770
Electronic equipment, instruments and components - 0.2%
Sanmina Corp. (I)	33,600	790,608
Internet software and services - 0.4%
EarthLink Holdings Corp.	27,300	119,847
Envestnet, Inc. (I)	4,000	196,560
LogMeIn, Inc. (I)	24,300	1,198,962
		1,515,369
IT services - 6.7%
Broadridge Financial Solutions, Inc.	51,200	2,364,416
Cognizant Technology
Solutions Corp., Class A (I)	89,000	4,686,740
Computer Sciences Corp.	68,700	4,331,535
DST Systems, Inc.	21,100	1,986,565
EPAM Systems, Inc. (I)	3,600	171,900
Fiserv, Inc. (I)	11,300	801,961
Gartner, Inc. (I)	15,300	1,288,413
Paychex, Inc.	35,500	1,639,035
Unisys Corp. (I)	4,900	144,452
Visa, Inc., Class A	23,200	6,083,040
		23,498,057
Semiconductors and semiconductor equipment - 3.6%
Integrated Device Technology, Inc. (I)	52,300	1,025,080
Intel Corp.	12,800	464,512
Micron Technology, Inc. (I)	142,100	4,974,921
Skyworks Solutions, Inc.	48,300	3,511,893
Tessera Technologies, Inc.	69,000	2,467,440
		12,443,846
Software - 3.9%
Electronic Arts, Inc. (I)	97,100	4,565,157
FactSet Research Systems, Inc.	8,200	1,154,150
Manhattan Associates, Inc. (I)	47,900	1,950,488
Microsoft Corp.	38,407	1,784,005
Take-Two Interactive Software, Inc. (I)	155,400	4,355,862
		13,809,662
Technology hardware, storage and peripherals - 6.6%
Apple, Inc.	130,682	14,424,679
Hewlett-Packard Company	139,000	5,578,070
Lexmark International, Inc., Class A	73,200	3,020,964
		23,023,713
		76,208,025
Materials - 4.0%
Chemicals - 2.4%
PPG Industries, Inc.	15,400	3,559,710

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
The Sherwin-Williams Company	18,200	$4,787,328
		8,347,038
Metals and mining - 1.6%
Alcoa, Inc.	300,500	4,744,895
Nucor Corp.	18,600	912,330
		5,657,225
Paper and forest products - 0.0%
Resolute Forest Products, Inc. (I)	7,000	123,270
		14,127,533
Telecommunication services - 1.1%
Diversified telecommunication services - 1.1%
Atlantic Tele-Network, Inc.	9,200	621,828
CenturyLink, Inc.	25,500	1,009,290
Frontier Communications Corp.	138,600	924,462
Inteliquent, Inc.	35,400	694,902
Verizon Communications, Inc.	10,000	467,800
		3,718,282
		3,718,282
Utilities - 2.8%
Electric utilities - 1.5%
Edison International	33,900	2,219,772
Entergy Corp.	34,300	3,000,564
		5,220,336
Multi-utilities - 1.3%
PG&E Corp.	87,800	4,674,472
		9,894,808
TOTAL COMMON STOCKS (Cost $316,832,393)		$346,987,681
SECURITIES LENDING COLLATERAL - 3.8%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	1,336,493	13,372,413
TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,373,148)		$13,372,413
SHORT-TERM INVESTMENTS - 0.9%
Money market funds - 0.9%
State Street Institutional Liquid Reserves
Fund, 0.0718% (Y)	3,245,876	3,245,876
TOTAL SHORT-TERM INVESTMENTS (Cost $3,245,876)		$3,245,876
Total Investments (All Cap Core Trust)
(Cost $333,451,417) - 103.7%		$363,605,970
Other assets and liabilities, net - (3.7%)		(13,010,696)
TOTAL NET ASSETS - 100.0%		$350,595,274

Alpha Opportunities Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 97.0%
Consumer discretionary - 15.7%
Automobiles - 0.9%
Fiat Chrysler Automobiles NV (I)	97,445	$1,132,285
Fiat Chrysler Automobiles NV (I)(L)	21,983	254,563

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Automobiles (continued)
Ford Motor Company	108,946	$1,688,663
Fuji Heavy Industries, Ltd.	3,486	123,355
Harley-Davidson, Inc.	51,058	3,365,233
Tata Motors, Ltd., ADR	3,844	162,524
		6,726,623
Diversified consumer services - 0.0%
The Honest Company, Inc. (I)(R)	3,841	103,927
Hotels, restaurants and leisure - 1.3%
Hilton Worldwide Holdings, Inc. (I)	66,583	1,737,150
McDonald’s Corp.	66,711	6,250,821
Whitbread PLC	24,666	1,825,436
Wyndham Worldwide Corp.	6,887	590,629
		10,404,036
Household durables - 3.9%
D.R. Horton, Inc.	234,694	5,935,411
Electrolux AB, Series B	44,082	1,288,041
GoPro, Inc., Class A (I)(L)	24,799	1,567,793
KB Home (L)	48,883	809,014
Lennar Corp., Class A	59,253	2,655,127
NVR, Inc. (I)	4,495	5,732,608
PulteGroup, Inc.	244,849	5,254,460
Whirlpool Corp.	38,225	7,405,712
		30,648,166
Internet and catalog retail - 1.7%
Amazon.com, Inc. (I)	12,235	3,797,132
Coupons.com, Inc. (I)(L)	108,471	1,925,360
Expedia, Inc.	1,952	166,623
Groupon, Inc. (I)	426,784	3,525,236
HSN, Inc.	11,343	862,068
Netflix, Inc. (I)	7,539	2,575,398
Wayfair, Inc., Class A (I)(L)	17,200	341,420
		13,193,237
Media - 1.1%
CyberAgent, Inc.	8,860	332,165
DHX Media, Ltd. (L)	99,070	844,201
DISH Network Corp., Class A (I)	15,717	1,145,612
Loral Space & Communications, Inc. (I)	9,880	777,655
Naspers, Ltd.	10,970	1,419,026
Solocal Group (I)(L)	1,303,553	914,100
Tribune Company, Class A (I)	7,245	433,034
Twenty-First Century Fox, Inc., Class A	65,836	2,528,432
		8,394,225
Multiline retail - 0.4%
Intime Retail Group Company, Ltd.	797,780	577,891
Kohl’s Corp.	28,292	1,726,944
Tuesday Morning Corp. (I)	31,270	678,559
		2,983,394
Specialty retail - 5.9%
Advance Auto Parts, Inc.	95,747	15,250,582
AutoZone, Inc. (I)	1,272	787,508
CarMax, Inc. (I)	9,775	650,820
CST Brands, Inc.	18,485	806,131
L Brands, Inc.	10,255	887,570
Lowe’s Companies, Inc.	176,142	12,118,570
Office Depot, Inc. (I)	48,581	416,582
Pier 1 Imports, Inc.	123,300	1,898,820
Signet Jewelers, Ltd.	6,690	880,203
The Home Depot, Inc.	49,221	5,166,728
The TJX Companies, Inc.	85,815	5,885,193

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Tiffany & Company	11,654	$1,245,346
Zhongsheng Group Holdings, Ltd.	441,895	397,618
		46,391,671
Textiles, apparel and luxury goods - 0.5%
ANTA Sports Products, Ltd.	231,733	407,359
Asics Corp.	14,795	356,194
Kate Spade & Company (I)	18,965	607,070
Samsonite International SA	805,180	2,386,106
		3,756,729
		122,602,008
Consumer staples - 5.2%
Beverages - 2.8%
Anheuser-Busch InBev NV	10,924	1,229,401
Anheuser-Busch InBev NV, ADR	32,056	3,600,530
Coca-Cola Company	206,365	8,712,730
Diageo PLC, ADR	16,927	1,931,201
Molson Coors Brewing Company, Class B	39,106	2,914,179
Monster Beverage Corp. (I)	16,073	1,741,510
Treasury Wine Estates, Ltd.	442,858	1,709,331
		21,838,882
Food and staples retailing - 0.2%
Seven & I Holdings Company, Ltd.	40,508	1,457,127
Food products - 1.6%
Diamond Foods, Inc. (I)	7,991	225,586
Greencore Group PLC	631,300	2,804,149
Keurig Green Mountain, Inc.	7,208	954,303
Kraft Foods Group, Inc.	57,709	3,616,046
Mondelez International, Inc., Class A	41,720	1,515,479
Post Holdings, Inc. (I)(L)	21,235	889,534
The Hershey Company	23,966	2,490,786
		12,495,883
Household products - 0.4%
Svenska Cellulosa AB SCA, B Shares	23,931	515,921
The Procter & Gamble Company	25,548	2,327,167
		2,843,088
Tobacco - 0.2%
Philip Morris International, Inc.	18,886	1,538,265
		40,173,245
Energy - 5.4%
Energy equipment and services - 0.5%
Halliburton Company	16,403	645,130
McDermott International, Inc. (I)	126,337	367,641
Patterson-UTI Energy, Inc.	67,463	1,119,211
Petroleum Geo-Services ASA (L)	56,289	316,876
Trican Well Service, Ltd. (L)	236,120	1,132,027
		3,580,885
Oil, gas and consumable fuels - 4.9%
Anadarko Petroleum Corp.	29,579	2,440,268
BG Group PLC	361,577	4,838,515
Chevron Corp.	30,937	3,470,513
China Suntien Green Energy Corp., Ltd.,
H Shares	2,949,950	613,759
Cobalt International Energy, Inc. (I)	165,183	1,468,477
Diamondback Energy, Inc. (I)	4,349	259,983
Energen Corp.	11,801	752,432
Exxon Mobil Corp.	38,936	3,599,633
Imperial Oil, Ltd.	97,669	4,202,697

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Karoon Gas Australia, Ltd. (I)(L)	723,808	$1,416,159
Occidental Petroleum Corp.	22,090	1,780,675
Pioneer Natural Resources Company	32,164	4,787,611
Range Resources Corp.	5,151	275,321
Rice Energy, Inc. (I)	15,391	322,749
Southwestern Energy Company (I)	81,227	2,216,685
Suncor Energy, Inc.	85,228	2,708,546
Tsakos Energy Navigation, Ltd.	238,400	1,664,032
World Fuel Services Corp.	40,246	1,888,745
		38,706,800
		42,287,685
Financials - 13.0%
Banks - 4.0%
Alpha Bank AE (I)	443,000	248,852
BOK Financial Corp.	28,297	1,698,952
Citigroup, Inc.	47,492	2,569,792
Cullen/Frost Bankers, Inc.	7,613	537,782
Fifth Third Bancorp	9,652	196,660
First Republic Bank	28,877	1,505,069
HDFC Bank, Ltd.	107,434	1,856,667
JPMorgan Chase & Company	68,695	4,298,933
M&T Bank Corp.	43,741	5,494,744
Piraeus Bank SA (I)	168,950	183,840
Seven Bank, Ltd.	29,480	123,742
The PNC Financial Services Group, Inc.	83,764	7,641,790
Wells Fargo & Company	88,797	4,867,852
		31,224,675
Capital markets - 1.9%
BlackRock, Inc.	32,780	11,720,817
Julius Baer Group, Ltd. (I)	28,344	1,294,130
Matsui Securities Company, Ltd.	44,350	383,752
SEI Investments Company	27,220	1,089,889
		14,488,588
Consumer finance - 0.0%
Santander Consumer USA Holdings, Inc.	6,550	128,446
Diversified financial services - 0.7%
Berkshire Hathaway, Inc., Class B (I)	17,171	2,578,226
McGraw-Hill Financial, Inc.	8,595	764,783
Mitsubishi UFJ Lease &
Finance Company, Ltd.	134,100	630,650
Moody’s Corp.	10,510	1,006,963
		4,980,622
Insurance - 5.6%
ACE, Ltd.	71,274	8,187,957
Alleghany Corp. (I)	4,588	2,126,538
American International Group, Inc.	120,945	6,774,129
Fairfax Financial Holdings, Ltd.	5,016	2,628,370
Markel Corp. (I)	7,555	5,158,856
Marsh & McLennan Companies, Inc.	147,677	8,453,031
MetLife, Inc.	104,092	5,630,336
St James’s Place PLC	109,814	1,384,632
Unum Group	49,100	1,712,608
White Mountains Insurance Group, Ltd.	2,983	1,879,618
		43,936,075
Real estate - 0.0%
WeWork Companies, Inc., Class A (I)(R)	2,554	42,527
Real estate investment trusts - 0.3%
Kennedy Wilson Europe Real Estate PLC	138,339	2,264,052

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Paramount Group, Inc. (I)	12,498	$232,338
		2,496,390
Real estate management and development - 0.5%
Daito Trust Construction Company, Ltd.	11,200	1,270,503
Deutsche Annington Immobilien SE	36,579	1,241,918
GAGFAH SA (I)	69,269	1,546,940
		4,059,361
		101,356,684
Health care - 17.3%
Biotechnology - 2.4%
Actelion, Ltd. (I)	3,071	353,537
Agios Pharmaceuticals, Inc. (I)(L)	4,030	451,521
Alexion Pharmaceuticals, Inc. (I)	4,241	784,712
Alnylam Pharmaceuticals, Inc. (I)	15,645	1,517,565
Arena Pharmaceuticals, Inc. (I)(L)	125,931	436,981
Biogen Idec, Inc. (I)	5,354	1,817,415
BioMarin Pharmaceutical, Inc. (I)	6,760	611,104
Celgene Corp. (I)	24,411	2,730,614
Incyte Corp. (I)	18,518	1,353,851
Innate Pharma SA (I)(L)	24,948	235,023
Isis Pharmaceuticals, Inc. (I)(L)	9,872	609,497
Medivation, Inc. (I)	3,575	356,106
NPS Pharmaceuticals, Inc. (I)	7,338	262,480
Portola Pharmaceuticals, Inc. (I)	18,985	537,655
PTC Therapeutics, Inc. (I)	8,095	419,078
Puma Biotechnology, Inc. (I)	1,975	373,808
Receptos, Inc. (I)	2,595	317,913
Regeneron Pharmaceuticals, Inc. (I)	6,148	2,522,217
TESARO, Inc. (I)(L)	9,158	340,586
Vertex Pharmaceuticals, Inc. (I)	26,463	3,143,804
		19,175,467
Health care equipment and supplies - 1.4%
Becton, Dickinson and Company	41,590	5,787,664
Corindus Vascular Robotics, Inc. (I)	259,891	1,048,047
Medtronic, Inc.	50,035	3,612,527
Sirona Dental Systems, Inc. (I)	2,385	208,377
Zimmer Holdings, Inc.	4,450	504,719
		11,161,334
Health care providers and services - 3.1%
Acadia Healthcare Company, Inc. (I)	22,422	1,372,451
Aetna, Inc.	11,882	1,055,478
Cardinal Health, Inc.	52,696	4,254,148
Community Health Systems, Inc. (I)	16,086	867,357
Envision Healthcare Holdings, Inc. (I)	123,171	4,272,802
HCA Holdings, Inc. (I)	11,760	863,066
Health Net, Inc. (I)	12,181	652,049
Humana, Inc.	3,577	513,765
Laboratory Corp. of America Holdings (I)	26,182	2,825,038
LifePoint Hospitals, Inc. (I)	10,648	765,698
Tenet Healthcare Corp. (I)	15,649	792,935
UnitedHealth Group, Inc.	48,060	4,858,385
Universal Health Services, Inc., Class B	11,521	1,281,826
		24,374,998
Health care technology - 0.1%
CareView Communications, Inc. (I)	1,190,095	393,088
Life sciences tools and services - 0.3%
Illumina, Inc. (I)	12,511	2,309,280
Pharmaceuticals - 10.0%
Actavis PLC (I)	36,562	9,411,424

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Astellas Pharma, Inc.	9,610	$133,791
AstraZeneca PLC	91,712	6,477,686
AstraZeneca PLC, ADR	25,023	1,761,119
Bristol-Myers Squibb Company	399,077	23,557,515
Eli Lilly & Company	8,578	591,796
Hikma Pharmaceuticals PLC	13,455	412,819
Jazz Pharmaceuticals PLC (I)	7,733	1,266,124
Johnson & Johnson	69,178	7,233,943
Merck & Company, Inc.	198,181	11,254,699
Mylan, Inc. (I)	9,849	555,188
Novo Nordisk A/S, Class B	4,837	204,604
Ono Pharmaceutical Company, Ltd.	35,972	3,184,799
Pfizer, Inc.	120,068	3,740,118
Roche Holding AG	13,556	3,672,892
Salix Pharmaceuticals, Ltd. (I)	1,798	206,662
Sanofi, ADR	17,475	797,035
TherapeuticsMD, Inc. (I)	751,451	3,343,957
		77,806,171
		135,220,338
Industrials - 15.1%
Aerospace and defense - 2.6%
Bombardier, Inc., Class B	53,480	191,033
DigitalGlobe, Inc. (I)	119,162	3,690,447
Esterline Technologies Corp. (I)	4,065	445,849
Lockheed Martin Corp.	23,597	4,544,074
Northrop Grumman Corp.	28,529	4,204,889
Raytheon Company	14,005	1,514,921
Safran SA	11,663	719,548
TransDigm Group, Inc.	5,419	1,064,021
United Technologies Corp.	34,451	3,961,865
		20,336,647
Air freight and logistics - 1.1%
FedEx Corp.	2,934	509,518
United Parcel Service, Inc., Class B	68,670	7,634,044
UTi Worldwide, Inc. (L)(I)	57,254	691,056
		8,834,618
Airlines - 1.0%
AirAsia BHD	1,332,426	1,034,110
American Airlines Group, Inc.	77,474	4,154,931
Deutsche Lufthansa AG	21,341	353,641
JetBlue Airways Corp. (I)	24,530	389,046
United Continental Holdings, Inc. (I)	24,614	1,646,430
		7,578,158
Building products - 0.7%
Lennox International, Inc.	45,828	4,356,868
Owens Corning	24,471	876,307
Wienerberger AG	25,902	356,242
		5,589,417
Commercial services and supplies - 0.3%
Clean Harbors, Inc. (I)	53,569	2,573,990
Construction and engineering - 1.0%
AECOM (I)	168,812	5,126,820
China Machinery Engineering Corp., H Shares	705,925	539,198
Jacobs Engineering Group, Inc. (I)	49,359	2,205,854
		7,871,872
Electrical equipment - 1.9%
Acuity Brands, Inc.	43,799	6,134,926
Capstone Turbine Corp. (I)(L)	929,520	687,194

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Eaton Corp. PLC	52,988	$3,601,064
Nidec Corp.	30,174	1,948,807
Schneider Electric SE	18,495	1,346,976
Zumtobel Group AG	60,839	1,368,063
		15,087,030
Industrial conglomerates - 0.9%
3M Company	15,105	2,482,054
Danaher Corp.	52,413	4,492,318
		6,974,372
Machinery - 1.8%
Allison Transmission Holdings, Inc.	134,902	4,573,178
Arcam AB (I)(L)	62,071	1,145,714
Barnes Group, Inc.	11,988	443,676
IDEX Corp.	24,066	1,873,297
PACCAR, Inc.	55,597	3,781,152
Pall Corp.	20,784	2,103,549
SMC Corp.	765	200,601
		14,121,167
Marine - 0.1%
Pacific Basin Shipping, Ltd.	668,750	268,377
Professional services - 0.6%
IHS, Inc., Class A (I)	39,232	4,467,740
Road and rail - 1.2%
AMERCO	4,473	1,271,495
Canadian National Railway Company	22,408	1,543,371
CSX Corp.	21,170	766,989
DSV A/S	67,226	2,046,964
Hertz Global Holdings, Inc. (I)	89,896	2,242,006
J.B. Hunt Transport Services, Inc.	4,901	412,909
Kansas City Southern	3,557	434,061
Knight Transportation, Inc.	13,352	449,428
Old Dominion Freight Line, Inc. (I)	2,934	227,796
		9,395,019
Trading companies and distributors - 1.9%
Fastenal Company (L)	111,115	5,284,629
HD Supply Holdings, Inc. (I)	164,733	4,857,976
MSC Industrial Direct Company, Inc., Class A	43,048	3,497,650
Rexel SA	6,095	109,199
WESCO International, Inc. (I)	17,242	1,314,013
		15,063,467
		118,161,874
Information technology - 18.5%
Communications equipment - 2.6%
Alcatel-Lucent, ADR (I)(L)	216,198	767,503
ARRIS Group, Inc. (I)	28,053	846,920
Cisco Systems, Inc.	446,915	12,430,941
F5 Networks, Inc. (I)	20,941	2,732,068
Motorola Solutions, Inc.	37,768	2,533,477
Palo Alto Networks, Inc. (I)	2,567	314,637
ParkerVision, Inc. (I)(L)	765,905	696,897
		20,322,443
Electronic equipment, instruments and components - 0.6%
Hoya Corp.	3,380	114,328
IPG Photonics Corp. (I)(L)	2,196	164,524
Murata Manufacturing Company, Ltd.	1,131	123,416
TE Connectivity, Ltd.	63,982	4,046,862
		4,449,130

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services - 3.7%
21Vianet Group, Inc., ADR (I)	21,191	$327,825
Akamai Technologies, Inc. (I)	100,151	6,305,507
Alibaba Group Holding, Ltd., ADR (I)	64,297	6,683,030
AOL, Inc. (I)	30,772	1,420,743
Baidu, Inc., ADR (I)	8,826	2,012,063
CoStar Group, Inc. (I)	4,020	738,193
Facebook, Inc., Class A (I)	75,681	5,904,632
Gogo, Inc. (I)(L)	126,779	2,095,657
InterActiveCorp	9,168	557,323
LinkedIn Corp., Class A (I)	1,710	392,804
Monster Worldwide, Inc. (I)	289,174	1,335,984
New Relic, Inc. (I)	11,544	375,508
New Relic, Inc. (I)	1,000	34,840
Pandora Media, Inc. (I)	29,337	523,079
Tencent Holdings, Ltd.	19,795	286,412
		28,993,600
IT services - 1.2%
Accenture PLC, Class A	50,591	4,518,282
Automatic Data Processing, Inc.	28,886	2,408,226
EPAM Systems, Inc. (I)	7,762	370,636
Fidelity National Information Services, Inc.	4,072	253,278
Optimal Payments PLC (I)	434,748	2,307,626
		9,858,048
Semiconductors and semiconductor equipment - 4.9%
Applied Materials, Inc.	44,105	1,099,097
GCL-Poly Energy Holdings, Ltd. (I)	5,246,140	1,225,353
Intel Corp.	146,496	5,316,340
Lam Research Corp.	13,689	1,086,085
Maxim Integrated Products, Inc.	58,768	1,872,936
Micron Technology, Inc. (I)	210,602	7,373,176
NXP Semiconductors NV (I)	143,500	10,963,400
SK Hynix, Inc. (I)	34,035	1,454,500
Spansion, Inc., Class A (I)	16,276	556,965
Sumco Corp. (L)	256,250	3,668,501
SunEdison, Inc. (I)	144,301	2,815,313
SunPower Corp. (I)(L)	29,506	762,140
		38,193,806
Software - 3.2%
Activision Blizzard, Inc.	20,765	418,415
Adobe Systems, Inc. (I)	15,348	1,115,800
Cadence Design Systems, Inc. (I)	196,708	3,731,551
EnerNOC, Inc. (I)	86,640	1,338,588
FactSet Research Systems, Inc.	18,421	2,592,756
Fortinet, Inc. (I)	12,379	379,540
Manhattan Associates, Inc. (I)	7,574	308,413
Microsoft Corp.	246,945	11,470,595
Open Text Corp.	4,202	244,809
Symantec Corp.	74,049	1,899,727
Tangoe, Inc. (I)	37,104	483,465
UBISOFT Entertainment SA (I)	58,433	1,065,260
		25,048,919
Technology hardware, storage and peripherals - 2.3%
Apple, Inc.	137,635	15,192,151
SanDisk Corp.	14,076	1,379,166
Stratasys, Ltd. (I)(L)	7,485	622,078
Western Digital Corp.	6,145	680,252
		17,873,647
		144,739,593

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Materials - 5.0%
Chemicals - 2.8%
Givaudan SA (I)	162	$290,605
Huntsman Corp.	130,400	2,970,512
Methanex Corp.	25,128	1,151,616
Platform Specialty Products Corp. (I)	255,199	5,925,721
Praxair, Inc.	39,754	5,150,528
The Dow Chemical Company	43,466	1,982,484
The Sherwin-Williams Company	5,735	1,508,534
Wacker Chemie AG	27,553	3,022,436
		22,002,436
Construction materials - 0.9%
Headwaters, Inc. (I)	43,854	657,371
Holcim, Ltd. (I)	9,301	664,874
Lafarge SA	14,906	1,046,403
Martin Marietta Materials, Inc.	35,356	3,900,474
Vulcan Materials Company	3,403	223,679
		6,492,801
Containers and packaging - 0.6%
Packaging Corp. of America	20,209	1,577,312
Silgan Holdings, Inc.	31,812	1,705,123
Smurfit Kappa Group PLC	71,740	1,613,319
		4,895,754
Paper and forest products - 0.7%
Norbord, Inc. (L)	254,800	5,664,903
		39,055,894
Telecommunication services - 0.7%
Diversified telecommunication services - 0.4%
Verizon Communications, Inc.	64,331	3,009,404
Wireless telecommunication services - 0.3%
Idea Cellular, Ltd.	436,681	1,057,824
SoftBank Corp.	25,490	1,517,248
		2,575,072
		5,584,476
Utilities - 1.1%
Electric utilities - 0.6%
Duke Energy Corp.	52,472	4,383,511
Gas utilities - 0.4%
UGI Corp.	76,703	2,913,180
Independent power and renewable electricity producers - 0.1%
China Longyuan Power Group Corp., H Shares	931,270	956,756
		8,253,447
TOTAL COMMON STOCKS (Cost $675,492,211)		$757,435,244

PREFERRED SECURITIES - 1.6%
Consumer discretionary - 0.0%
The Honest Company, Inc. (I)(R)	8,963	242,515
Financials - 0.2%
Forward Venture (I)(R)	14,346	406,008
Redfin Corp. (I)(R)	78,202	257,887
WeWork Companies, Inc., Series D1 (I)(R)	12,694	211,370
WeWork Companies, Inc., Series D2 (I)(R)	9,974	166,079
		1,041,344
Health care - 0.0%
ConforMIS, Inc. (I)(R)	27,370	218,960
Industrials - 0.1%
Lithium Technology Corp. (I)(R)	85,197	459,212

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Information technology - 1.3%
Apigee Corp., Series H (I)(R)	148,495	$547,947
Cloudera, Inc., Series F (I)(R)	15,771	487,639
Datalogix Holdings, Inc. (I)(R)	51,513	779,392
DocuSign, Inc., Series B (I)(R)	865	12,153
DocuSign, Inc., Series B1 (I)(R)	259	3,639
DocuSign, Inc., Series D (I)(R)	621	8,725
DocuSign, Inc., Series E (I)(R)	16,071	225,798
Draftkings, Inc. (I)(R)	75,450	135,907
Dropbox, Inc., Series C (I)(R)	10,895	208,095
Essence Group Holdings Corp. (I)(R)	203,629	384,859
LendingClub Corp., Series D (I)	19,116	451,546
Lookout, Inc., Series F (I)(R)	25,174	287,565
Nutanix, Inc. (I)(R)	32,127	430,389
Pure Storage, Inc., Series F (I)(R)	62,660	985,385
Uber Technologies, Inc. (I)(R)	142,224	4,738,548
Veracode, Inc. (I)(R)	18,712	475,098
		10,162,685
TOTAL PREFERRED SECURITIES (Cost $8,500,615)		$12,124,716
WARRANTS - 0.1%
Moscow Exchange MICEX (Expiration Date:
04/18/2023; Strike Price: RUB 0.00) (I)(S)	720,820	733,509
TOTAL WARRANTS (Cost $1,161,963)		$733,509
SECURITIES LENDING COLLATERAL - 3.4%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	2,680,718	26,822,193
TOTAL SECURITIES LENDING
COLLATERAL (Cost $26,823,587)		$26,822,193

SHORT-TERM INVESTMENTS - 1.4%
Repurchase agreement - 1.4%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2014 at 0.120% to
be repurchased at $11,100,074 on
01/02/2015, collateralized by $5,436,667
Federal National Mortgage Association,
4.000% due 05/01/2027 (valued at
$5,834,051, including interest) and
$5,068,963 Federal Home Loan
Mortgage Corp., 4.000% due 09/01/2044
(valued at $5,487,950, including interest)	$11,100,000	$11,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $11,100,000)		$11,100,000
Total Investments (Alpha Opportunities Trust)
(Cost $723,078,376) - 103.5%		$808,215,662
Other assets and liabilities, net - (3.5%)		(27,336,609)
TOTAL NET ASSETS - 100.0%		$780,879,053

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

American Asset Allocation Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	76,590,202	$1,702,600,192
TOTAL INVESTMENT COMPANIES (Cost $1,038,541,053)		$1,702,600,192
Total Investments (American Asset Allocation Trust)
(Cost $1,038,541,053) - 100.0%		$1,702,600,192
Other assets and liabilities, net - 0.0%		(10,570)
TOTAL NET ASSETS - 100.0%		$1,702,589,622

American Global Growth Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Growth Fund - Class 1	8,943,006	$245,753,817
TOTAL INVESTMENT COMPANIES (Cost $201,669,755)		$245,753,817
Total Investments (American Global Growth Trust)
(Cost $201,669,755) - 100.0%		$245,753,817
Other assets and liabilities, net - 0.0%		33,992
TOTAL NET ASSETS - 100.0%		$245,787,809

American Growth Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	12,828,897	$1,028,236,082
TOTAL INVESTMENT COMPANIES (Cost $595,249,577)		$1,028,236,082
Total Investments (American Growth Trust)
(Cost $595,249,577) - 100.0%		$1,028,236,082
Other assets and liabilities, net - 0.0%		(15,724)
TOTAL NET ASSETS - 100.0%		$1,028,220,358

American Growth-Income Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	23,683,099	$1,249,520,307
TOTAL INVESTMENT COMPANIES (Cost $772,421,811)		$1,249,520,307
Total Investments (American Growth-Income Trust)
(Cost $772,421,811) - 100.0%		$1,249,520,307
Other assets and liabilities, net - 0.0%		(18,250)
TOTAL NET ASSETS - 100.0%		$1,249,502,057

American International Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International Fund - Class 1	29,805,235	$606,536,523
TOTAL INVESTMENT COMPANIES (Cost $466,529,988)		$606,536,523
Total Investments (American International Trust)
(Cost $466,529,988) - 100.0%		$606,536,523
Other assets and liabilities, net - 0.0%		(21,071)
TOTAL NET ASSETS - 100.0%		$606,515,452

American New World Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American New World Fund - Class 1	3,415,097	$70,760,819
TOTAL INVESTMENT COMPANIES (Cost $76,302,552)		$70,760,819
Total Investments (American New World Trust)
(Cost $76,302,552) - 100.0%		$70,760,819
Other assets and liabilities, net - 0.0%		(26,943)
TOTAL NET ASSETS - 100.0%		$70,733,876

Blue Chip Growth Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.5%
Consumer discretionary - 23.4%
Auto components - 0.1%
Delphi Automotive PLC	33,300	$2,421,577
Automobiles - 0.4%
Harley-Davidson, Inc.	5,400	355,914
Tesla Motors, Inc. (I)(L)	32,700	7,272,807
		7,628,721
Hotels, restaurants and leisure - 6.2%
Carnival Corp.	38,800	1,758,804
Chipotle Mexican Grill, Inc. (I)	31,400	21,493,614
Hilton Worldwide Holdings, Inc. (I)	273,122	7,125,753
Las Vegas Sands Corp.	140,800	8,188,928
Marriott International, Inc., Class A	37,529	2,928,388
MGM Resorts International (I)	389,600	8,329,648
Norwegian Cruise Line Holdings, Ltd. (I)	46,700	2,183,692
Royal Caribbean Cruises, Ltd.	14,000	1,154,020
Starbucks Corp.	326,000	26,748,300
Starwood Hotels & Resorts Worldwide, Inc.	14,100	1,143,087
Wynn Macau, Ltd.	1,358,000	3,797,287
Wynn Resorts, Ltd.	163,700	24,352,012
		109,203,533
Internet and catalog retail - 8.4%
Amazon.com, Inc. (I)	222,389	69,018,426
Ctrip.com International, Ltd., ADR (I)	86,000	3,913,000
Netflix, Inc. (I)	37,000	12,639,570
The Priceline Group, Inc. (I)	46,100	52,563,681

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet and catalog retail (continued)
Vipshop Holdings, Ltd., ADR (I)(L)	518,300	$10,127,582
		148,262,259
Leisure products - 0.0%
Polaris Industries, Inc.	3,500	529,340
Media - 0.7%
Discovery Communications, Inc., Series C (I)	24,300	819,396
The Walt Disney Company	93,800	8,835,022
Time Warner, Inc.	15,700	1,341,094
Twenty-First Century Fox, Inc., Class A	12,400	476,222
		11,471,734
Specialty retail - 6.2%
AutoZone, Inc. (I)	6,100	3,776,571
CarMax, Inc. (I)	59,900	3,988,142
L Brands, Inc.	105,200	9,105,060
Lowe’s Companies, Inc.	407,000	28,001,600
O’Reilly Automotive, Inc. (I)	107,700	20,745,174
Ross Stores, Inc.	107,600	10,142,376
The Home Depot, Inc.	185,600	19,482,432
Tiffany & Company	21,200	2,265,432
Tractor Supply Company	136,800	10,782,576
		108,289,363
Textiles, apparel and luxury goods - 1.4%
Fossil Group, Inc. (I)	5,300	586,922
Hanesbrands, Inc.	100,700	11,240,134
Michael Kors Holdings, Ltd. (I)	27,800	2,087,780
NIKE, Inc., Class B	82,300	7,913,145
PVH Corp.	3,800	487,046
Ralph Lauren Corp.	2,000	370,320
VF Corp.	22,000	1,647,800
		24,333,147
		412,139,674
Consumer staples - 2.5%
Beverages - 0.2%
Constellation Brands, Inc., Class A (I)	22,400	2,199,008
Monster Beverage Corp. (I)	7,300	790,955
PepsiCo, Inc.	2,500	236,400
		3,226,363
Food and staples retailing - 1.9%
Costco Wholesale Corp.	80,900	11,467,575
CVS Health Corp.	155,500	14,976,205
Walgreens Boots Alliance, Inc.	92,200	7,025,640
		33,469,420
Food products - 0.0%
Keurig Green Mountain, Inc.	3,000	397,185
Personal products - 0.4%
The Estee Lauder Companies, Inc., Class A	90,100	6,865,620
		43,958,588
Energy - 2.5%
Energy equipment and services - 0.0%
Schlumberger, Ltd.	2,392	204,301
Oil, gas and consumable fuels - 2.5%
Cimarex Energy Company	11,300	1,197,800
Concho Resources, Inc. (I)	70,700	7,052,325
Continental Resources, Inc. (I)	17,600	675,136
EOG Resources, Inc.	2,900	267,003
EQT Corp.	151,900	11,498,830
Pioneer Natural Resources Company	106,800	15,897,180

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Range Resources Corp.	118,892	$6,354,777
		42,943,051
		43,147,352
Financials - 7.6%
Banks - 0.0%
Citigroup, Inc.	5,200	281,372
Capital markets - 4.3%
Ameriprise Financial, Inc.	88,951	11,763,770
Invesco, Ltd.	329,800	13,033,696
Morgan Stanley	497,500	19,303,000
Northern Trust Corp.	28,389	1,913,419
State Street Corp.	170,007	13,345,550
TD Ameritrade Holding Corp.	454,100	16,247,698
		75,607,133
Consumer finance - 0.6%
American Express Company	104,252	9,699,606
Diversified financial services - 0.5%
Intercontinental Exchange Group, Inc.	43,000	9,429,470
Insurance - 0.3%
Marsh & McLennan Companies, Inc.	95,000	5,437,800
Real estate investment trusts - 1.9%
American Tower Corp.	344,538	34,057,581
		134,512,962
Health care - 22.9%
Biotechnology - 11.4%
Alexion Pharmaceuticals, Inc. (I)	196,900	36,432,407
Biogen Idec, Inc. (I)	135,100	45,859,695
Celgene Corp. (I)	342,600	38,323,236
Gilead Sciences, Inc. (I)	542,800	51,164,328
Pharmacyclics, Inc. (I)	78,800	9,634,088
Regeneron Pharmaceuticals, Inc. (I)	28,000	11,487,000
Vertex Pharmaceuticals, Inc. (I)	62,100	7,377,480
		200,278,234
Health care equipment and supplies - 2.0%
Becton, Dickinson and Company	62,600	8,711,416
Covidien PLC	65,500	6,699,340
Intuitive Surgical, Inc. (I)	23,100	12,218,514
Stryker Corp.	60,579	5,714,417
The Cooper Companies, Inc.	6,100	988,749
		34,332,436
Health care providers and services - 4.1%
AmerisourceBergen Corp.	72,700	6,554,632
Anthem, Inc.	2,700	339,309
Cardinal Health, Inc.	115,600	9,332,388
McKesson Corp.	242,300	50,296,634
UnitedHealth Group, Inc.	61,800	6,247,362
		72,770,325
Life sciences tools and services - 1.4%
Thermo Fisher Scientific, Inc.	192,100	24,068,209
Pharmaceuticals - 4.0%
AbbVie, Inc.	2,600	170,144
Actavis PLC (I)	62,700	16,139,607
Allergan, Inc.	159,700	33,950,623
Eli Lilly & Company	50,600	3,490,894
Perrigo Company PLC	7,700	1,287,132
Shire PLC, ADR	800	170,032

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (I)	110,500	$15,813,655
		71,022,087
		402,471,291
Industrials - 13.9%
Aerospace and defense - 3.4%
Honeywell International, Inc.	47,700	4,766,184
Precision Castparts Corp.	125,600	30,254,528
The Boeing Company	188,000	24,436,240
		59,456,952
Air freight and logistics - 0.8%
FedEx Corp.	84,700	14,709,002
Airlines - 2.7%
American Airlines Group, Inc.	563,700	30,231,231
Delta Air Lines, Inc.	10,000	491,900
United Continental Holdings, Inc. (I)	255,300	17,077,017
		47,800,148
Industrial conglomerates - 3.4%
3M Company	18,400	3,023,488
Danaher Corp.	532,126	45,608,519
Roper Industries, Inc.	74,600	11,663,710
		60,295,717
Machinery - 1.0%
Flowserve Corp.	38,200	2,285,506
Pall Corp.	32,400	3,279,204
Wabtec Corp.	126,500	10,991,585
		16,556,295
Professional services - 0.2%
IHS, Inc., Class A (I)	33,100	3,769,428
Road and rail - 2.4%
Canadian Pacific Railway, Ltd.	33,000	6,358,770
J.B. Hunt Transport Services, Inc.	55,300	4,659,025
Kansas City Southern	113,600	13,862,608
Union Pacific Corp.	137,600	16,392,288
		41,272,691
		243,860,233
Information technology - 22.6%
Internet software and services - 12.8%
Akamai Technologies, Inc. (I)	44,100	2,776,536
Alibaba Group Holding, Ltd., ADR (I)	190,861	19,838,092
Baidu, Inc., ADR (I)	189,600	43,223,112
Facebook, Inc., Class A (I)	554,508	43,262,714
Google, Inc., Class A (I)	76,266	40,471,316
Google, Inc., Class C (I)	82,966	43,673,302
LinkedIn Corp., Class A (I)	55,100	12,657,021
NAVER Corp. (I)	4,533	2,903,090
Tencent Holdings, Ltd.	1,067,800	15,449,915
Twitter, Inc. (I)	51,300	1,840,131
		226,095,229
IT services - 6.0%
Cognizant Technology
Solutions Corp., Class A (I)	33,100	1,743,046
Fiserv, Inc. (I)	152,500	10,822,925
MasterCard, Inc., Class A	530,300	45,690,648
Visa, Inc., Class A	177,500	46,540,500
		104,797,119

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software - 2.4%
Autodesk, Inc. (I)	17,700	$1,063,062
Electronic Arts, Inc. (I)	94,200	4,428,813
Intuit, Inc.	1,900	175,161
Microsoft Corp.	65,200	3,028,540
Red Hat, Inc. (I)	153,687	10,625,919
salesforce.com, Inc. (I)	356,600	21,149,946
VMware, Inc., Class A (I)	11,500	948,980
		41,420,421
Technology hardware, storage and peripherals - 1.4%
Apple, Inc.	229,900	25,376,362
		397,689,131
Materials - 3.9%
Chemicals - 3.9%
Ashland, Inc.	16,200	1,940,112
Ecolab, Inc.	187,600	19,607,952
PPG Industries, Inc.	21,400	4,946,610
Praxair, Inc.	48,200	6,244,792
The Sherwin-Williams Company	135,100	35,536,704
		68,276,170
		68,276,170
Telecommunication services - 0.2%
Wireless telecommunication services - 0.2%
SoftBank Corp.	68,600	4,083,295
TOTAL COMMON STOCKS (Cost $1,042,500,991)		$1,750,138,696

SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	1,299,754	13,004,817
TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,004,659)		$13,004,817

SHORT-TERM INVESTMENTS - 0.4%
Money market funds - 0.4%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	527,189	527,189
T. Rowe Price Reserve Investment
Fund, 0.0662% (Y)	6,090,134	6,090,134
		6,617,323
TOTAL SHORT-TERM INVESTMENTS (Cost $6,617,323)		$6,617,323
Total Investments (Blue Chip Growth Trust)
(Cost $1,062,122,973) - 100.6%		$1,769,760,836
Other assets and liabilities, net - (0.6%)		(10,700,162)
TOTAL NET ASSETS - 100.0%		$1,759,060,674

Capital Appreciation Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.6%
Consumer discretionary - 26.5%
Automobiles - 1.0%
Tesla Motors, Inc. (I)(L)	47,489	$10,562,024
Hotels, restaurants and leisure - 4.7%
Chipotle Mexican Grill, Inc. (I)	18,872	12,918,073

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Dunkin’ Brands Group, Inc.	68,386	$2,916,663
Marriott International, Inc., Class A	214,674	16,751,012
Starbucks Corp.	193,199	15,851,978
		48,437,726
Internet and catalog retail - 6.6%
Amazon.com, Inc. (I)	83,683	25,971,019
Netflix, Inc. (I)	40,688	13,899,428
The Priceline Group, Inc. (I)	17,516	19,971,918
TripAdvisor, Inc. (I)	115,444	8,619,049
		68,461,414
Media - 3.6%
The Walt Disney Company	232,212	21,872,048
Twenty-First Century Fox, Inc., Class A	397,687	15,273,169
		37,145,217
Specialty retail - 5.5%
Inditex SA	541,315	15,441,219
O’Reilly Automotive, Inc. (I)	76,796	14,792,446
The TJX Companies, Inc.	150,132	10,296,053
Tiffany & Company	146,334	15,637,251
		56,166,969
Textiles, apparel and luxury goods - 5.1%
Luxottica Group SpA	193,756	10,621,477
Michael Kors Holdings, Ltd. (I)	75,963	5,704,821
NIKE, Inc., Class B	252,941	24,320,277
Under Armour, Inc., Class A (I)	181,222	12,304,974
		52,951,549
		273,724,899
Consumer staples - 4.0%
Food and staples retailing - 1.9%
Costco Wholesale Corp.	138,414	19,620,185
Food products - 2.1%
Mead Johnson Nutrition Company	84,454	8,491,005
Mondelez International, Inc., Class A	375,827	13,651,916
		22,142,921
		41,763,106
Energy - 3.4%
Energy equipment and services - 1.1%
Schlumberger, Ltd.	132,275	11,297,608
Oil, gas and consumable fuels - 2.3%
Concho Resources, Inc. (I)	130,437	13,011,091
EOG Resources, Inc.	120,309	11,076,850
		24,087,941
		35,385,549
Financials - 3.8%
Capital markets - 1.6%
Morgan Stanley	437,601	16,978,919
Diversified financial services - 1.0%
McGraw-Hill Financial, Inc.	112,157	9,979,730
Real estate investment trusts - 1.2%
American Tower Corp.	124,585	12,315,227
		39,273,876
Health care - 20.1%
Biotechnology - 9.6%
Alexion Pharmaceuticals, Inc. (I)	87,333	16,159,225

Capital Appreciation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Biogen Idec, Inc. (I)	80,130	$27,200,129
Celgene Corp. (I)	227,848	25,487,077
Gilead Sciences, Inc. (I)	149,855	14,125,332
Incyte Corp. (I)	74,906	5,476,378
Vertex Pharmaceuticals, Inc. (I)	91,576	10,879,229
		99,327,370
Health care equipment and supplies - 1.8%
Abbott Laboratories	408,895	18,408,453
Life sciences tools and services - 1.6%
Illumina, Inc. (I)	91,578	16,903,467
Pharmaceuticals - 7.1%
Actavis PLC (I)	69,604	17,916,766
Bristol-Myers Squibb Company	389,696	23,003,755
Novo Nordisk A/S, ADR	421,209	17,825,565
Perrigo Company PLC	22,163	3,704,767
Shire PLC, ADR	48,415	10,290,124
		72,740,977
		207,380,267
Industrials - 6.5%
Aerospace and defense - 3.3%
Precision Castparts Corp.	64,688	15,582,045
The Boeing Company	143,451	18,645,761
		34,227,806
Road and rail - 3.2%
Canadian Pacific Railway, Ltd.	75,205	14,491,251
Union Pacific Corp.	151,117	18,002,568
		32,493,819
		66,721,625
Information technology - 33.4%
Internet software and services - 11.2%
Alibaba Group Holding, Ltd., ADR (I)	180,791	18,791,417
Facebook, Inc., Class A (I)	487,231	38,013,763
Google, Inc., Class A (I)	26,851	14,248,752
Google, Inc., Class C (I)	26,995	14,210,168
Lendingclub Corp. (I)(L)	22,479	568,719
LinkedIn Corp., Class A (I)	82,100	18,859,191
Tencent Holdings, Ltd.	50,449	729,943
Twitter, Inc. (I)	295,672	10,605,755
		116,027,708
IT services - 7.6%
FleetCor Technologies, Inc. (I)	90,076	13,395,202
MasterCard, Inc., Class A	436,576	37,615,388
Visa, Inc., Class A	103,621	27,169,426
		78,180,016
Semiconductors and semiconductor equipment - 1.1%
ARM Holdings PLC, ADR	238,584	11,046,439
Software - 8.0%
Adobe Systems, Inc. (I)	225,935	16,425,475
FireEye, Inc. (I)(L)	151,552	4,786,012
Red Hat, Inc. (I)	221,868	15,339,954
salesforce.com, Inc. (I)	335,073	19,873,180
Splunk, Inc. (I)	156,363	9,217,599
VMware, Inc., Class A (I)	86,146	7,108,768
Workday, Inc., Class A (I)	118,652	9,683,190
		82,434,178

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals - 5.5%
Apple, Inc.	516,070	$56,963,807
		344,652,148
Materials - 1.9%
Chemicals - 1.9%
Monsanto Company	160,407	19,163,824
TOTAL COMMON STOCKS (Cost $709,445,634)		$1,028,065,294
SECURITIES LENDING COLLATERAL - 1.4%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	1,423,885	14,246,828
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,246,828)		$14,246,828
Total Investments (Capital Appreciation Trust)
(Cost $723,692,462) - 101.0%		$1,042,312,122
Other assets and liabilities, net - (1.0%)		(9,826,197)
TOTAL NET ASSETS - 100.0%		$1,032,485,925

Capital Appreciation Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 63.1%
Consumer discretionary - 7.6%
Auto components - 2.0%
Delphi Automotive PLC	51,000	$3,708,706
Johnson Controls, Inc.	77,600	3,751,184
		7,459,890
Media - 1.7%
Liberty Global PLC, Series A (I)	17,300	868,547
Liberty Global PLC, Series C (I)	67,300	3,251,263
Twenty-First Century Fox, Inc., Class B	38,600	1,423,954
Viacom, Inc., Class B	8,100	609,525
		6,153,289
Specialty retail - 3.9%
AutoZone, Inc. (D)(I)	15,800	9,781,938
Lowe’s Companies, Inc.	57,100	3,928,480
O’Reilly Automotive, Inc. (I)	4,200	809,004
		14,519,422
		28,132,601
Consumer staples - 3.1%
Beverages - 0.8%
PepsiCo, Inc.	30,000	2,836,800
Food and staples retailing - 0.8%
CVS Health Corp.	19,800	1,906,938
Wal-Mart Stores, Inc.	12,500	1,073,500
		2,980,438
Food products - 0.7%
Mondelez International, Inc., Class A	66,700	2,422,878
The J.M. Smucker Company	3,300	333,234
		2,756,112
Tobacco - 0.8%
Philip Morris International, Inc. (D)	35,200	2,867,040
		11,440,390

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy - 2.8%
Oil, gas and consumable fuels - 2.8%
Apache Corp.	19,300	$1,209,531
California Resources Corp. (I)	9,800	53,998
Canadian Natural Resources, Ltd.	187,300	5,783,824
Occidental Petroleum Corp.	24,500	1,974,945
Range Resources Corp.	22,118	1,182,207
		10,204,505
		10,204,505
Financials - 11.4%
Banks - 0.9%
JPMorgan Chase & Company (D)	53,300	3,335,514
Capital markets - 5.7%
Invesco, Ltd.	27,000	1,067,040
Julius Baer Group, Ltd. (I)	15,603	712,402
State Street Corp.	91,200	7,159,200
TD Ameritrade Holding Corp.	133,200	4,765,896
The Bank of New York Mellon Corp.	67,200	2,726,304
UBS Group AG (I)	265,473	4,563,401
		20,994,243
Insurance - 2.8%
Marsh & McLennan Companies, Inc.	179,000	10,245,960
Real estate investment trusts - 2.0%
American Tower Corp.	24,300	2,402,055
Crown Castle International Corp.	40,400	3,179,480
Iron Mountain, Inc.	47,880	1,851,041
		7,432,576
		42,008,293
Health care - 15.9%
Health care equipment and supplies - 3.1%
Abbott Laboratories	84,700	3,813,194
Becton, Dickinson and Company	34,500	4,801,020
CareFusion Corp. (I)	45,200	2,682,168
		11,296,382
Health care providers and services - 2.5%
Cigna Corp.	32,000	3,293,120
DaVita HealthCare Partners, Inc. (I)	17,400	1,317,876
Henry Schein, Inc. (I)	7,557	1,028,886
UnitedHealth Group, Inc.	33,200	3,356,188
		8,996,070
Life sciences tools and services - 3.2%
Agilent Technologies, Inc.	44,300	1,813,642
Thermo Fisher Scientific, Inc.	80,700	10,110,903
		11,924,545
Pharmaceuticals - 7.1%
Actavis PLC (I)	21,400	5,508,574
Allergan, Inc.	30,400	6,462,736
Eli Lilly & Company	95,100	6,560,949
Merck & Company, Inc.	13,800	783,702
Pfizer, Inc.	107,384	3,345,012
Zoetis, Inc.	84,591	3,639,951
		26,300,924
		58,517,921
Industrials - 10.9%
Aerospace and defense - 1.2%
The Boeing Company (D)	21,600	2,807,568

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
United Technologies Corp.	13,400	$1,541,000
		4,348,568
Commercial services and supplies - 1.1%
Tyco International, Ltd.	90,500	3,969,330
Electrical equipment - 1.0%
AMETEK, Inc.	73,900	3,889,357
Industrial conglomerates - 5.5%
Danaher Corp.	197,400	16,919,154
Roper Industries, Inc.	20,700	3,236,445
		20,155,599
Machinery - 2.1%
IDEX Corp.	21,700	1,689,128
Pentair PLC	89,700	5,957,874
		7,647,002
		40,009,856
Information technology - 7.9%
Communications equipment - 0.2%
Cisco Systems, Inc.	27,200	756,568
Internet software and services - 1.2%
eBay, Inc. (I)	16,800	942,816
Google, Inc., Class A (D)(I)	2,400	1,273,584
Google, Inc., Class C (I)	4,600	2,421,440
		4,637,840
IT services - 5.4%
Fidelity National Information Services, Inc.	67,300	4,186,060
Fiserv, Inc. (I)	132,100	9,375,137
Vantiv, Inc., Class A (I)	14,600	495,232
Visa, Inc., Class A (D)	21,900	5,742,180
		19,798,609
Semiconductors and semiconductor equipment - 1.1%
Texas Instruments, Inc. (D)	74,400	3,977,796
		29,170,813
Materials - 0.6%
Chemicals - 0.6%
Cytec Industries, Inc.	50,000	2,308,500
Telecommunication services - 0.3%
Wireless telecommunication services - 0.3%
SBA Communications Corp., Class A (I)	10,200	1,129,752
Utilities - 2.6%
Electric utilities - 0.8%
FirstEnergy Corp.	31,600	1,232,084
Xcel Energy, Inc.	44,600	1,602,032
		2,834,116
Multi-utilities - 1.8%
PG&E Corp.	127,000	6,761,480
		9,595,596
TOTAL COMMON STOCKS (Cost $189,154,913)		$232,518,227
PREFERRED SECURITIES - 0.9%
Energy - 0.0%
Oil, gas and consumable fuels - 0.0%
Chesapeake Energy Corp., 4.500%	117	10,706

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Financials - 0.3%
Banks - 0.2%
U.S. Bancorp (6.000% to 04/15/2017, then
3 month LIBOR + 4.861%)	15,000	$406,800
U.S. Bancorp (6.500% to 01/15/2022, then
3 month LIBOR + 4.468%)	14,000	412,300
		819,100
Capital markets - 0.1%
State Street Corp., 6.000%	10,000	252,400
		1,071,500
Telecommunication services - 0.3%
Wireless telecommunication services - 0.3%
T-Mobile US, Inc., 5.500%	19,505	1,033,570
Utilities - 0.3%
Electric utilities - 0.3%
SCE Trust I, 5.625%	15,000	367,500
SCE Trust II, 5.100%	1,920	43,661
SCE Trust III (5.750% to 03/15/2024, then
3 month LIBOR + 2.990%)	20,615	545,267
		956,428
		956,428
TOTAL PREFERRED SECURITIES (Cost $2,895,459)		$3,072,204
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 1.9%
U.S. Government - 1.9%
U.S. Treasury Notes
0.875%, 10/15/2017	$3,500,000	$3,485,507
1.750%, 09/30/2019	1,500,000	1,508,438
2.750%, 11/15/2023	1,950,000	2,051,613
		7,045,558
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $6,952,702)		$7,045,558
CORPORATE BONDS - 17.6%
Consumer discretionary - 3.7%
Amazon.com, Inc.
2.600%, 12/05/2019	$615,000	$621,249
3.800%, 12/05/2024	305,000	312,479
CCO Holdings LLC
7.375%, 06/01/2020	375,000	397,500
8.125%, 04/30/2020	125,000	131,563
Cedar Fair LP
5.250%, 03/15/2021	150,000	150,750
Delphi Corp.
5.000%, 02/15/2023	75,000	80,061
6.125%, 05/15/2021	350,000	381,500
Ford Motor Credit Company LLC
0.755%, 09/08/2017 (P)	525,000	521,385
0.805%, 12/06/2017 (P)	825,000	819,701
1.481%, 05/09/2016 (P)	410,000	413,568
1.724%, 12/06/2017	275,000	273,027
2.375%, 03/12/2019	575,000	570,997
2.500%, 01/15/2016	380,000	384,312
2.597%, 11/04/2019	1,075,000	1,069,218
2.750%, 05/15/2015	400,000	402,700
3.875%, 01/15/2015	890,000	890,677
6.625%, 08/15/2017	200,000	222,966
Group 1 Automotive, Inc.
5.000%, 06/01/2022 (S)	25,000	24,438

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
L Brands, Inc.
5.625%, 02/15/2022 to 10/15/2023	$1,025,000	$1,106,000
6.625%, 04/01/2021	100,000	112,500
6.900%, 07/15/2017	125,000	137,500
7.000%, 05/01/2020	125,000	141,875
8.500%, 06/15/2019	125,000	148,125
Lamar Media Corp.
5.000%, 05/01/2023	125,000	123,750
Toyota Motor Credit Corp.
0.400%, 01/23/2015 (P)	285,000	285,028
Unitymedia Hessen GmbH & Company KG
5.500%, 01/15/2023 (S)	500,000	522,500
7.500%, 03/15/2019 (S)	955,000	1,087,158
Univision Communications, Inc.
5.125%, 05/15/2023 (S)	150,000	151,500
6.750%, 09/15/2022 (S)	949,000	1,015,430
6.875%, 05/15/2019 (S)	925,000	963,156
7.875%, 11/01/2020 (S)	325,000	346,125
		13,808,738
Consumer staples - 0.3%
B&G Foods, Inc.
4.625%, 06/01/2021	200,000	195,220
Rite Aid Corp.
8.000%, 08/15/2020	800,000	855,000
		1,050,220
Energy - 5.4%
Antero Resources Corp.
5.125%, 12/01/2022 (S)	300,000	282,750
Antero Resources Finance Corp.
5.375%, 11/01/2021	600,000	580,500
6.000%, 12/01/2020	300,000	299,250
Canadian Natural Resources, Ltd.
1.750%, 01/15/2018	185,000	183,926
3.900%, 02/01/2025	395,000	389,378
Concho Resources, Inc.
5.500%, 10/01/2022 to 04/01/2023	1,400,000	1,409,628
6.500%, 01/15/2022	125,000	130,625
7.000%, 01/15/2021	675,000	707,063
Energy Transfer Partners LP
4.150%, 10/01/2020	275,000	281,925
4.900%, 02/01/2024	345,000	361,515
EQT Corp.
4.875%, 11/15/2021	1,570,000	1,696,082
6.500%, 04/01/2018	315,000	354,482
8.125%, 06/01/2019	483,000	582,292
Laredo Petroleum, Inc.
5.625%, 01/15/2022	200,000	175,000
7.375%, 05/01/2022	100,000	93,500
9.500%, 02/15/2019	275,000	273,625
MarkWest Energy Partners LP
4.500%, 07/15/2023	1,375,000	1,323,438
4.875%, 12/01/2024	425,000	415,438
5.500%, 02/15/2023	1,255,000	1,270,688
6.250%, 06/15/2022	1,025,000	1,060,875
6.500%, 08/15/2021	525,000	540,750
6.750%, 11/01/2020	125,000	130,000
Noble Energy, Inc.
3.900%, 11/15/2024	100,000	98,835
ONEOK Partners LP
2.000%, 10/01/2017	140,000	139,228
Range Resources Corp.
5.000%, 08/15/2022 to 03/15/2023	4,625,000	4,625,000

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Range Resources Corp. (continued)
5.750%, 06/01/2021	$835,000	$862,138
6.750%, 08/01/2020	175,000	182,000
SM Energy Company
6.500%, 11/15/2021 to 01/01/2023	575,000	555,500
Targa Resources Partners LP
4.250%, 11/15/2023	525,000	477,750
5.250%, 05/01/2023	25,000	24,125
WPX Energy, Inc.
5.250%, 01/15/2017	275,000	277,750
		19,785,056
Financials - 1.6%
American Tower Corp.
3.500%, 01/31/2023	100,000	96,621
4.625%, 04/01/2015	70,000	70,628
5.000%, 02/15/2024	165,000	174,977
Berkshire Hathaway Energy Company
2.400%, 02/01/2020 (S)	385,000	383,324
3.500%, 02/01/2025 (S)	375,000	377,384
4.500%, 02/01/2045 (S)	275,000	287,746
CBRE Services, Inc.
5.000%, 03/15/2023	75,000	76,643
Crown Castle International Corp.
4.875%, 04/15/2022	275,000	277,750
5.250%, 01/15/2023	225,000	229,500
E*TRADE Financial Corp.
6.375%, 11/15/2019	525,000	556,500
KFW
0.500%, 04/19/2016	832,000	832,152
2.500%, 11/20/2024	2,396,000	2,429,475
		5,792,700
Health care - 1.7%
Becton Dickinson and Company
1.800%, 12/15/2017	315,000	316,186
2.675%, 12/15/2019	305,000	309,011
3.734%, 12/15/2024	310,000	319,039
4.685%, 12/15/2044	75,000	80,772
DaVita HealthCare Partners, Inc.
5.125%, 07/15/2024	850,000	867,000
DaVita, Inc.
5.750%, 08/15/2022	175,000	185,500
Johnson & Johnson
1.125%, 11/21/2017	170,000	169,505
3.375%, 12/05/2023	925,000	989,771
Medtronic, Inc.
1.500%, 03/15/2018 (S)	235,000	233,896
2.500%, 03/15/2020 (S)	400,000	401,049
3.500%, 03/15/2025 (S)	520,000	531,944
4.625%, 03/15/2045 (S)	695,000	753,373
Novartis Capital Corp.
3.400%, 05/06/2024	100,000	104,028
Omnicare, Inc.
5.000%, 12/01/2024	175,000	179,375
Roche Holdings, Inc.
3.350%, 09/30/2024 (S)	455,000	470,191
UnitedHealth Group, Inc.
1.400%, 12/15/2017	230,000	229,813
		6,140,453
Industrials - 1.6%
Actuant Corp.
5.625%, 06/15/2022	25,000	25,938

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Caterpillar Financial Services Corp.
0.700%, 11/06/2015	$205,000	$205,383
1.250%, 11/06/2017	250,000	248,835
2.250%, 12/01/2019	225,000	225,246
3.250%, 12/01/2024	270,000	273,568
CNH Industrial Capital LLC
3.625%, 04/15/2018	450,000	443,250
3.875%, 11/01/2015	125,000	125,625
6.250%, 11/01/2016	225,000	235,688
Continental Airlines 2009-1 Pass
Through Trust
9.000%, 07/08/2016	235,104	258,614
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 11/10/2019	135,564	156,577
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 04/11/2024	555,703	570,985
Delta Air Lines 2009-1 Class A Pass
Through Trust
7.750%, 12/17/2019	135,483	156,821
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	102,118	111,053
Hawaiian Airlines 2013-1 Class A Pass
Through Certificates
3.900%, 01/15/2026	125,000	122,813
International Lease Finance Corp.
2.190%, 06/15/2016 (P)	265,000	264,669
John Deere Capital Corp.
0.700%, 09/04/2015	310,000	310,900
1.000%, 01/12/2015 (P)	700,000	700,014
Schaeffler Finance BV
7.750%, 02/15/2017 (S)	200,000	219,000
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	410,244	460,498
US Airways 2010-1 Class B Pass
Through Trust
8.500%, 04/22/2017	46,228	50,388
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 06/03/2025	22,642	23,774
US Airways 2012-2 Class B Pass
Through Trust
6.750%, 06/03/2021	69,202	73,701
US Airways 2013-1 Class A Pass
Through Trust
3.950%, 11/15/2025	242,720	247,574
US Airways 2013-1 Class B Pass
Through Trust
5.375%, 11/15/2021	74,187	75,485
Xylem, Inc.
3.550%, 09/20/2016	275,000	285,853
4.875%, 10/01/2021	60,000	64,820
		5,937,072
Information technology - 0.3%
Amphenol Corp.
1.550%, 09/15/2017	130,000	129,647
NXP BV
5.750%, 02/15/2021 to 03/15/2023 (S)	1,075,000	1,130,875
		1,260,522

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Materials - 0.3%
Cytec Industries, Inc.
3.950%, 05/01/2025	$545,000	$551,614
Rexam PLC (6.750% to 06/29/2017, then
3 month EURIBOR + 2.900%)
06/29/2067	480,000	580,824
		1,132,438
Telecommunication services - 2.3%
Intelsat Jackson Holdings SA
5.500%, 08/01/2023	525,000	521,798
7.250%, 04/01/2019 to 10/15/2020	2,600,000	2,735,626
7.500%, 04/01/2021	200,000	214,000
Matterhorn Mobile SA
5.380%, 05/15/2019 (P)(S)	100,000	100,583
6.750%, 05/15/2019 (S)	200,000	211,245
SBA Communications Corp.
5.625%, 10/01/2019	100,000	102,250
SBA Telecommunications, Inc.
5.750%, 07/15/2020	125,000	127,225
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)	150,000	170,610
Telesat Canada
6.000%, 05/15/2017 (S)	125,000	127,500
UPCB Finance III, Ltd.
6.625%, 07/01/2020 (S)	475,000	498,750
UPCB Finance V, Ltd.
7.250%, 11/15/2021 (S)	950,000	1,039,063
UPCB Finance VI, Ltd.
6.875%, 01/15/2022 (S)	1,675,000	1,821,563
Verizon Communications, Inc.
0.435%, 03/06/2015 (P)(S)	700,000	700,071
		8,370,284
Utilities - 0.4%
AmeriGas Finance LLC
6.750%, 05/20/2020	25,000	25,750
7.000%, 05/20/2022	125,000	129,375
AmeriGas Partners LP
6.250%, 08/20/2019	25,000	25,813
CMS Energy Corp.
6.550%, 07/17/2017	170,000	190,040
8.750%, 06/15/2019	80,000	100,155
Dominion Resources, Inc.
2.500%, 12/01/2019	670,000	671,956
3.625%, 12/01/2024	325,000	329,212
Suburban Propane Partners LP
7.375%, 03/15/2020 to 08/01/2021	225,000	234,688
		1,706,989
TOTAL CORPORATE BONDS (Cost $64,509,335)		$64,984,472
CONVERTIBLE BONDS - 0.3%
Consumer discretionary - 0.1%
Priceline Group, Inc. 0.350%, 06/15/2020	281,000	313,315
Industrials - 0.2%
United Airlines, Inc. 4.500%, 01/15/2015	257,000	900,303
TOTAL CONVERTIBLE BONDS (Cost $650,017)		$1,213,618
TERM LOANS (M) - 5.3%
Consumer discretionary - 1.3%
Cequel Communications LLC
3.500%, 02/14/2019	559,614	550,404

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) (continued)
Consumer discretionary (continued)
Charter Communications Operating LLC
1.000%, 01/03/2021	$285,994	$279,815
3.000%, 07/01/2020	320,125	313,208
Hilton Worldwide Finance LLC
3.500%, 10/26/2020	657,895	648,849
Kasima LLC
3.250%, 05/17/2021	68,382	66,502
Peninsula Gaming LLC
4.250%, 11/20/2017	667,273	661,156
UPC Financing Partnership
3.250%, 06/30/2021	1,700,000	1,659,200
Wendy’s International, Inc.
3.250%, 05/15/2019	492,500	487,729
		4,666,863
Consumer staples - 1.7%
Charger OpCo BV
1.000%, 06/30/2021	250,000	300,519
De Master Blenders 1753 NV
3.500%, 07/23/2021	450,000	436,500
HJ Heinz Company
3.500%, 06/05/2020	4,362,487	4,328,988
Pinnacle Foods Finance LLC
3.000%, 04/29/2020	1,143,815	1,107,213
		6,173,220
Financials - 0.7%
Crown Castle Operating Company
3.000%, 01/31/2021	2,675,466	2,620,904
Health care - 0.0%
HCA, Inc.
2.919%, 03/31/2017	123,438	122,388
Telecommunication services - 1.6%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	4,845,968	4,771,258
Telesat Canada
3.500%, 03/28/2019	695,504	682,028
4.250%, 03/26/2019	491,250	414,643
4.400%, 03/24/2017	127,500	109,195
		5,977,124
TOTAL TERM LOANS (Cost $20,007,638)		$19,560,499
ASSET BACKED SECURITIES - 0.5%
Ally Master Owner Trust, Series 2012-3,
Class A1
0.860%, 06/15/2017 (P)	$1,540,000	$1,541,773
Ford Credit Auto Owner Trust, Series 2012-C,
Class A3
0.580%, 12/15/2016	146,199	146,226
Honda Auto Receivables Owner Trust,
Series 2012-3, Class A3
0.560%, 05/15/2016	128,741	128,768
TOTAL ASSET BACKED SECURITIES (Cost $1,814,935)		$1,816,767
SHORT-TERM INVESTMENTS - 10.0%
Money market funds - 9.6%
T. Rowe Price Reserve Investment
Fund, 0.0662% (Y)	35,344,089	35,344,089

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.4%
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $1,415,000 on 01/02/2015,
collateralized by $1,465,000 U.S. Treasury
Notes, 0.750% due 02/28/2018 (valued at
$1,444,930, including interest)	$1,415,000	$1,415,000
TOTAL SHORT-TERM INVESTMENTS (Cost $36,759,089)		$36,759,089
Total Investments (Capital Appreciation Value Trust)
(Cost $322,744,088) - 99.6%		$366,970,434
Other assets and liabilities, net - 0.4%		1,633,562
TOTAL NET ASSETS - 100.0%		$368,603,996
Core Strategy Trust
	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 0.0%
Consumer discretionary - 0.0%
Household durables - 0.0%
Urbi Desarrollos Urbanos SAB de CV (I)	6,600	$703
		703
Consumer staples - 0.0%
Food products - 0.0%
Chaoda Modern Agriculture Holdings, Ltd. (I)	28,480	797
Diamond Foods, Inc. (I)	506	14,285
		15,082
Financials - 0.0%
Banks - 0.0%
Irish Bank Resolution Corp., Ltd. (I)	3,621	0
Diversified financial services - 0.0%
SNS REAAL NV (I)	1,920	0
		0
Health care - 0.0%
Health care providers and services - 0.0%
Medcath Corp. (I)	500	685
		685
Industrials - 0.0%
Airlines - 0.0%
Virgin Australia Holdings, Ltd. (I)	16,061	66
Metals and mining - 0.0%
China Metal Recycling Holdings, Ltd. (I)	7,800	0
		66
Materials - 0.0%
Metals and mining - 0.0%
Timminco, Ltd. (I)	300	1
		1
TOTAL COMMON STOCKS (Cost $100,541)		$16,537
INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Bond Trust, Series NAV (John Hancock) (A)(1)	86,493,018	1,181,494,630

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Core Strategy Trust (continued)

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES (continued)
John Hancock Variable Insurance Trust (G) (continued)
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	161,588,225	$2,769,622,182
TOTAL INVESTMENT COMPANIES (Cost $3,789,910,463)		$3,951,116,812
Total Investments (Core Strategy Trust)
(Cost $3,790,011,004) - 100.0%		$3,951,133,349
Other assets and liabilities, net - 0.0%		427,653
TOTAL NET ASSETS - 100.0%		$3,951,561,002
Emerging Markets Value Trust
	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.6%
Australia - 0.0%
MMG, Ltd. (L)	908,000	$279,660
Brazil - 3.6%
Banco Alfa de Investimento SA	35,100	72,756
Bematech SA	89,350	320,309
BHG SA - Brazil Hospitality Group (I)	12,100	81,011
BM&FBovespa SA	586,055	2,180,084
Brasil Pharma SA (I)	46,300	45,169
BrasilAgro - Companhia Brasileira de
Propriedades Agricolas (I)	12,800	43,526
Cia Providencia Industria e Comercio SA (I)	52,100	168,701
CR2 Empreendimentos Imobiliarios SA (I)	9,300	8,669
Cyrela Brazil Realty SA Empreendimentos
e Participacoes	94,200	393,790
Direcional Engenharia SA	21,100	64,375
Duratex SA	12,300	37,298
Even Construtora e Incorporadora SA	261,400	536,682
EZ Tec Empreendimentos e Participacoes SA	3,100	25,668
Fertilizantes Heringer SA (I)	15,250	30,234
Fibria Celulose SA (I)	55,198	674,546
Fibria Celulose SA, ADR (I)(L)	180,847	2,193,674
Forjas Taurus SA (I)	15,575	4,436
Gafisa SA	27,961	23,100
Gafisa SA, ADR (L)	77,709	119,672
Gerdau SA	169,029	511,068
Gerdau SA, ADR	419,641	1,489,718
Hypermarcas SA (I)	69,691	438,930
Industrias Romi SA	111,700	119,143
JBS SA	669,361	2,840,461
JHSF Participacoes SA	21,100	18,641
Log-in Logistica Intermodal SA (I)	79,900	102,860
Magnesita Refratarios SA	311,656	241,817
Marfrig Global Foods SA (I)	25,600	59,338
MRV Engenharia e Participacoes SA	180,565	512,878
Paranapanema SA (I)	427,650	398,795
PDG Realty SA Empreendimentos
e Participacoes (I)	875,989	284,452
Petroleo Brasileiro SA	491,818	1,776,827
Petroleo Brasileiro SA, ADR (L)	671,709	4,903,476
Porto Seguro SA	10,927	124,744
Positivo Informatica SA	19,700	15,756
Profarma Distribuidora de
Produtos Farmaceuticos SA	18,400	62,475
QGEP Participacoes SA	47,960	130,287
Rodobens Negocios Imobiliarios SA	63,500	234,515

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
Rossi Residencial SA (I)	63,866	$81,198
Sao Carlos Empreendimentos
e Participacoes SA	7,005	86,303
Sao Martinho SA	2,592	35,485
SLC Agricola SA	52,278	275,820
Springs Global Participacoes SA (I)	185,253	44,602
Sul America SA	7,255	35,273
Tecnisa SA	48,022	69,617
Tereos Internacional SA	72,800	38,508
TPI - Triunfo Participacoes
e Investimentos SA (I)	35,010	102,333
Trisul SA	56,446	63,279
Usinas Siderurgicas de Minas Gerais SA (I)	194,200	895,101
Vale SA	870,701	7,166,729
Vanguarda Agro SA (I)	170,452	65,459
		30,249,588
Chile - 2.0%
CAP SA	20,760	92,758
Cementos BIO BIO SA	50,384	42,453
Cencosud SA	389,513	957,270
Cencosud SA, ADR (L)	3,783	29,091
Cia Sud Americana de Vapores SA (I)	2,902,464	108,655
Corpbanca SA	2,106,495	25,304
Cristalerias de Chile SA	66,213	467,952
Empresas CMPC SA	1,482,603	3,721,079
Empresas COPEC SA	4,232	47,840
Empresas Hites SA	46,731	16,187
Empresas Iansa SA	1,776,092	53,725
Empresas La Polar SA (I)	100,593	4,578
Enersis SA, ADR	422,430	6,771,553
Gasco SA	118,946	1,031,713
Inversiones Aguas Metropolitanas SA	215,464	333,058
Invexans SA (I)	10,353,871	170,077
Latam Airlines Group SA (I)	93,894	1,087,450
Latam Airlines Group SA, ADR (I)(L)	14,808	177,400
Masisa SA	5,383,654	166,061
PAZ Corp., SA	126,971	67,035
Ripley Corp. SA	552,472	267,835
Salfacorp SA	138,015	102,817
Sigdo Koppers SA	20,631	32,042
Sociedad Matriz SAAM SA	1,923,287	148,304
Socovesa SA	315,706	62,199
Tech Pack SA (I)	92,995	42,054
Vina Concha y Toro SA	31,425	60,354
Vina San Pedro Tarapaca SA	16,597,448	136,431
		16,223,275
China - 12.5%
361 Degrees International, Ltd.	523,000	139,733
Agile Property Holdings, Ltd. (L)	963,000	547,349
Agricultural Bank of China, Ltd., H Shares	10,499,000	5,280,634
Air China, Ltd., H Shares	818,000	657,896
Aluminum Corp. of China, Ltd., H Shares (I)	1,950,000	896,807
Angang Steel Company, Ltd., H Shares	1,026,000	867,678
Anhui Tianda Oil Pipe Company, Ltd.,
H Shares	135,000	22,632
Asia Cement China Holdings Corp.	265,500	154,318
AVIC International Holdings, Ltd. (I)	152,000	109,610
Bank of China, Ltd., H Shares	31,590,694	17,730,879
Bank of Communications Company, Ltd.,
H Shares	3,602,876	3,335,962
Baoye Group Company, Ltd., H Shares	376,000	220,018
BBMG Corp., H Shares	550,000	458,651

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Beijing Capital International Airport
Company, Ltd., H Shares	1,458,000	$1,160,385
Beijing Capital Land, Ltd., H Shares	1,272,000	480,197
Beijing North Star Company, H Shares	866,000	274,591
BYD Electronic International Company, Ltd.	374,500	360,182
Central China Real Estate, Ltd.	531,732	119,977
China Aoyuan Property Group, Ltd.	1,387,000	218,978
China Automation Group, Ltd. (I)	388,000	60,295
China CITIC Bank Corp., Ltd., H Shares	3,069,775	2,443,411
China Coal Energy Company, Ltd., H Shares	2,369,000	1,480,902
China Communications Construction
Company, Ltd., H Shares	2,117,555	2,527,853
China Communications Services Corp., Ltd.,
H Shares	787,200	367,081
China Construction Bank Corp., H Shares	6,177,000	5,029,425
China Dongxiang Group Company	2,254,000	399,451
China Dredging Environment
Protection Holdings, Ltd. (I)	116,000	21,625
China Great Star International, Ltd. (I)(L)	23,679	62,818
China Huiyuan Juice Group, Ltd. (I)	817,000	304,491
China ITS Holdings Company, Ltd.	528,000	69,999
China Merchants Bank Company, Ltd.,
H Shares	1,492,500	3,725,507
China National Building Material
Company, Ltd., H Shares	2,190,000	2,109,858
China National Materials Company, Ltd.,
H Shares	832,000	249,444
China Petroleum & Chemical Corp., ADR (L)	147,738	11,968,255
China Qinfa Group, Ltd. (I)	424,000	14,511
China Railway Construction Corp., H Shares	1,033,665	1,312,445
China Railway Group, Ltd., H Shares	1,200,000	981,445
China Rare Earth Holdings, Ltd. (I)	1,000,000	128,213
China SCE Property Holdings, Ltd. (I)	535,200	111,937
China Shanshui Cement Group, Ltd. (L)	1,166,000	557,219
China Shipping Container Lines Company, Ltd.,
H Shares (I)	2,218,150	694,005
China Shipping Development Company, Ltd.,
H Shares (I)	596,000	405,554
China Southern Airlines Company, Ltd.,
H Shares	1,320,000	625,289
China Taifeng Beddings Holdings, Ltd. (I)	204,000	32,620
China Tontine Wines Group, Ltd. (I)	248,000	9,313
China Yurun Food Group, Ltd. (I)(L)	905,000	367,241
China ZhengTong Auto Services Holdings, Ltd.	277,500	121,553
China Zhongwang Holdings, Ltd. (L)	876,000	386,679
Chongqing Iron & Steel Company, Ltd.,
H Shares (I)	286,000	63,077
Chongqing Machinery & Electric
Company, Ltd., H Shares	632,000	96,964
Chu Kong Petroleum & Natural Gas Steel
Pipe Holdings, Ltd. (I)	312,000	91,550
Comtec Solar Systems Group, Ltd. (I)	492,000	64,973
Dalian Port PDA Company, Ltd., H Shares	586,000	191,650
Daphne International Holdings, Ltd.	172,000	62,647
Dongyue Group, Ltd.	310,000	109,446
Evergrande Real Estate Group, Ltd.	4,357,000	1,761,373
Evergreen International Holdings, Ltd.	122,000	12,517
Fantasia Holdings Group Company, Ltd. (L)	763,500	81,328
Fosun International, Ltd.	953,500	1,247,763
Fufeng Group, Ltd.	225,200	97,351
GOME Electrical Appliances Holdings, Ltd.	2,937,000	436,818
Greenland Hong Kong Holdings, Ltd.	353,625	139,497
Greentown China Holdings, Ltd. (L)	397,000	391,363

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Guangshen Railway Company, Ltd., ADR	35,688	$861,151
Guangzhou Automobile Group Company, Ltd.,
H Shares	512,415	462,653
Guangzhou R&F Properties Company, Ltd.,
H Shares	736,400	899,409
Guodian Technology & Environment
Group Corp., Ltd., H Shares	219,000	35,089
Hainan Meilan International Airport
Company, Ltd., H Shares	201,000	164,417
Harbin Electric Company, Ltd., H Shares	888,000	550,725
Hidili Industry
International Development, Ltd. (I)(L)	1,278,000	114,871
Industrial & Commercial Bank of China, Ltd.,
H Shares	12,424,000	9,071,903
Jiangxi Copper Company, Ltd., H Shares	768,000	1,306,903
Jingwei Textile Machinery Company, Ltd.,
H Shares	16,000	18,500
Kaisa Group Holdings, Ltd. (L)	1,211,000	249,863
KWG Property Holding, Ltd.	1,117,013	760,633
Leoch International Technology, Ltd. (I)	102,000	18,421
Lianhua Supermarket Holdings Company, Ltd.,
H Shares (I)	114,000	57,314
Lingbao Gold Company, Ltd., H Shares (I)	68,000	11,653
Lonking Holdings, Ltd. (L)	1,208,000	244,873
Maanshan Iron & Steel Company, Ltd.,
H Shares (I)	1,866,000	555,774
Maoye International Holdings, Ltd.	1,161,000	187,307
Metallurgical Corp. of China, Ltd., H Shares	2,044,000	675,917
O-Net Communications Group, Ltd. (I)	244,000	53,294
Parkson Retail Group, Ltd.	807,000	201,522
Peak Sport Products Company, Ltd.	570,000	157,358
Powerlong Real Estate Holdings, Ltd. (I)	816,000	114,449
Qunxing Paper Holdings Company, Ltd. (I)	634,371	168,846
Renhe Commercial
Holdings Company, Ltd. (I)(L)	6,306,000	273,666
Sany Heavy Equipment International
Holdings Company, Ltd. (I)(L)	451,000	117,892
Semiconductor Manufacturing
International Corp., ADR (I)	127,896	578,090
Semiconductor
Manufacturing International Corp. (I)	3,609,000	329,410
Shandong Chenming Paper Holdings, Ltd.,
H Shares	335,500	158,008
Shanghai Jin Jiang International Hotels Group
Company, Ltd., H Shares	254,000	80,860
Shanghai Prime Machinery Company, Ltd.,
H Shares	962,000	138,309
Shengli Oil & Gas Pipe Holdings, Ltd.	268,500	13,399
Shui On Land, Ltd.	3,965,461	942,762
Sijia Group Company (I)	93,000	16,430
Sino-Ocean Land Holdings, Ltd.	3,485,651	1,978,687
Sinotrans, Ltd., H Shares	1,018,000	676,499
Sinotruk Hong Kong, Ltd.	836,500	466,357
SOHO China, Ltd.	2,003,000	1,415,292
Sunac China Holdings, Ltd.	640,000	647,326
Tiangong International Company, Ltd. (L)	624,000	114,094
Tianneng Power International, Ltd.	592,000	156,447
Tonly Electronics Holdings, Ltd.	2,280	1,749
Travelsky Technology, Ltd., H Shares	434,500	467,769
Weiqiao Textile Company, H Shares	603,000	344,074
West China Cement, Ltd.	1,894,000	198,430
Winsway Enterprises Holdings, Ltd. (I)	1,112,000	36,157

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Xiamen International Port Company, Ltd.,
H Shares	1,372,000	$351,307
Xingda International Holdings, Ltd.	607,000	215,877
Xinhua Winshare Publishing and Media
Company, Ltd., H Shares	614,000	486,469
Xinjiang Xinxin Mining Industry
Company, Ltd., H Shares (I)	903,000	161,490
XTEP International Holdings, Ltd.	47,000	18,952
Yanzhou Coal Mining Company, Ltd., ADR	2,535	21,370
Yanzhou Coal Mining Company, Ltd.,
H Shares (L)	1,276,000	1,082,716
Yuanda China Holdings, Ltd.	830,000	47,643
Yuzhou Properties Company	325,080	81,619
Zhejiang Glass Company, Ltd., H Shares (I)	162,000	0
Zhong An Real Estate, Ltd.	801,600	117,839
Zoomlion Heavy Industry Science and
Technology Company, Ltd., H Shares	977,200	740,293
		103,873,360
Colombia - 0.3%
Cementos Argos SA	12,272	52,672
Grupo Argos SA	50,560	436,137
Grupo de Inversiones Suramericana SA	105,279	1,772,001
Grupo Nutresa SA	17,757	213,697
		2,474,507
Czech Republic - 0.5%
CEZ AS	100,718	2,586,226
Pegas Nonwovens SA	16,895	471,276
Unipetrol AS (I)	196,877	1,117,086
		4,174,588
Greece - 0.2%
Alpha Bank AE (I)	763,430	428,850
Bank of Greece	1,882	20,660
Ellaktor SA (I)	80,249	205,750
GEK Terna Holding Real
Estate Construction SA (I)	57,356	131,151
Hellenic Petroleum SA	50,445	232,096
Intracom Holdings SA (I)	102,565	52,881
J&P-Avax SA (I)	935	619
Marfin Investment Group Holdings SA (I)	448,897	102,148
Mytilineos Holdings SA (I)	54,223	303,263
Piraeus Bank SA (I)	16,371	17,814
		1,495,232
Hong Kong - 3.7%
AMVIG Holdings, Ltd.	494,000	212,850
Anxin-China Holdings, Ltd.	1,648,000	104,748
Asian Citrus Holdings, Ltd. (I)	499,000	56,400
C C Land Holdings, Ltd.	1,048,084	181,440
Carrianna Group Holdings Company, Ltd.	182,675	24,660
Chaoda Modern Agriculture Holdings, Ltd. (I)	3,056,474	85,587
Chigo Holding, Ltd. (I)	2,796,000	58,932
China Aerospace
International Holdings, Ltd. (L)	1,971,200	234,737
China Agri-Industries Holdings, Ltd. (I)	1,232,300	491,695
China Everbright, Ltd.	252,000	596,327
China Fiber Optic Network System Group, Ltd.	334,000	89,505
China Glass Holdings, Ltd.	238,000	30,552
China High Precision
Automation Group, Ltd. (I)	18,000	2,878
China High Speed Transmission Equipment
Group Company, Ltd. (I)(L)	938,000	579,478
China Lumena New Materials Corp. (I)(L)	2,036,000	328,190

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China Merchants Land, Ltd.	942,000	$138,067
China New Town
Development Company, Ltd. (I)	1,505,165	61,040
China Nickel Resources
Holding Company, Ltd. (I)	518,000	15,641
China Ocean Resources Company, Ltd. (I)(L)	22,990	99,312
China Precious Metal Resources
Holdings Company, Ltd. (I)(L)	1,726,000	139,405
China Properties Group, Ltd. (I)	724,000	111,475
China Resources Enterprises, Ltd.	60,000	125,654
China South City Holdings, Ltd. (L)	556,000	251,520
China Starch Holdings, Ltd.	1,415,000	31,208
China Tianyi Holdings, Ltd. (I)	248,000	27,896
China Travel International Investment
Hong Kong, Ltd.	3,656,000	1,263,078
China Unicom Hong Kong, Ltd.	1,202,000	1,607,748
China Unicom Hong Kong, Ltd., ADR (L)	137,138	1,844,506
China Vanadium Titano - Magnetite
Mining Company, Ltd.	548,000	52,224
China WindPower Group, Ltd. (I)	390,000	20,893
CITIC Pacific, Ltd.	371,130	630,871
CITIC Resources Holdings, Ltd. (I)	2,644,000	336,076
Citychamp Watch & Jewellery Group, Ltd.	716,000	89,631
Clear Media, Ltd.	52,000	54,142
Coastal Greenland, Ltd. (I)	780,000	24,976
COSCO International Holdings, Ltd.	925,625	377,516
COSCO Pacific, Ltd.	1,227,265	1,741,293
DaChan Food Asia, Ltd. (I)	612,000	72,926
Dah Chong Hong Holdings, Ltd. (L)	432,000	232,859
Dynasty Fine Wines Group, Ltd. (I)	330,000	61,279
Franshion Properties China, Ltd.	3,012,000	859,567
Global Bio-Chem Technology
Group Company, Ltd. (I)	2,520,000	80,253
Global Sweeteners Holdings, Ltd. (I)	148,000	6,015
Glorious Property Holdings, Ltd. (I)	2,284,000	349,325
Golden Meditech Holdings, Ltd.	654,364	92,522
Goldlion Holdings, Ltd.	261,000	110,617
Heng Tai Consumables Group, Ltd. (I)	2,800,634	33,899
Hengdeli Holdings, Ltd. (L)	968,000	180,282
HKC Holdings, Ltd. (I)	4,298,149	113,551
Hopson Development Holdings, Ltd. (I)	850,000	771,229
Hutchison Harbour Ring, Ltd. (L)	732,000	63,636
Inspur International, Ltd.	488,000	97,394
Ju Teng International Holdings, Ltd.	528,000	260,504
Kai Yuan Holdings, Ltd. (I)	2,980,000	27,669
Kingboard Chemical Holdings, Ltd.	734,130	1,232,694
Kingboard Laminates Holdings, Ltd.	546,500	200,731
Lai Fung Holdings, Ltd. (I)	8,970,000	180,040
Loudong General Nice Resources
China Holdings, Ltd. (I)	590,400	45,656
MIE Holdings Corp.	644,000	68,069
MIN XIN Holdings, Ltd.	116,000	87,826
Mingyuan Medicare
Development Company, Ltd. (I)	1,300,000	31,373
Minmetals Land, Ltd.	798,000	91,500
Nan Hai Corp., Ltd. (I)	27,150,000	138,869
New World China Land, Ltd.	2,277,200	1,346,451
New World Department Store China, Ltd.	175,000	55,964
Nine Dragons Paper Holdings, Ltd.	1,187,000	1,033,631
Poly Property Group Company, Ltd.	1,500,453	611,679
Ports Design, Ltd. (I)	148,000	45,041
Pou Sheng International Holdings, Ltd. (I)	1,036,000	98,410
Prosperity International Holdings HK, Ltd. (I)	1,320,000	40,414

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Qingling Motors Company, Ltd., H Shares	1,054,000	$347,883
Real Nutriceutical Group, Ltd. (L)	613,000	158,985
REXLot Holdings, Ltd.	14,231	1,127
Rotam Global Agrosciences, Ltd.	7,420	13,244
Samson Holding, Ltd.	529,548	73,829
Shanghai Industrial Holdings, Ltd.	486,000	1,451,414
Shanghai Industrial Urban
Development Group, Ltd. (I)	775,000	128,108
Shanghai Zendai Property, Ltd. (I)	2,530,000	39,268
Shenzhen International Holdings, Ltd.	718,967	1,048,351
Shenzhen Investment, Ltd.	2,699,506	777,718
Shimao Property Holdings, Ltd.	189,000	419,525
Shougang Concord International
Enterprises Company, Ltd. (I)	4,306,000	196,007
Shougang Fushan Resources Group, Ltd. (L)	2,306,000	495,073
Silver Grant International, Ltd.	1,072,000	151,785
SIM Technology Group, Ltd. (I)	975,000	45,029
Sino Oil And Gas Holdings, Ltd. (I)	6,490,000	141,656
Sinofert Holdings, Ltd. (I)	2,924,000	476,738
Sinolink Worldwide Holdings, Ltd. (I)	2,292,000	176,270
Sinotrans Shipping, Ltd. (I)	842,000	200,985
Skyworth Digital Holdings, Ltd.	812,807	439,857
SMI Corp., Ltd.	1,280,000	46,978
Solargiga Energy Holdings, Ltd. (I)	354,000	12,931
SRE Group, Ltd.	3,206,857	86,863
TCC International Holdings, Ltd.	696,000	268,109
TCL Multimedia Technology Holdings, Ltd. (I)	351,200	157,672
Tian An China Investment, Ltd.	741,000	466,575
Tianjin Port Development Holdings, Ltd.	942,000	196,906
Tomson Group, Ltd.	408,805	102,994
TPV Technology, Ltd.	583,684	126,693
V1 Group, Ltd. (I)(L)	719,400	57,690
Yanchang Petroleum International, Ltd. (I)	2,560,000	115,151
Yuexiu Property Company, Ltd.	7,895,542	1,521,007
		30,786,447
Hungary - 0.1%
Danubius Hotel and Spa PLC (I)	6,420	128,197
MOL Hungarian Oil and Gas PLC	792	34,760
OTP Bank PLC	46,709	673,754
		836,711
India - 9.4%
Aarti Industries, Ltd.	51,087	204,249
Aban Offshore, Ltd.	15,263	120,126
ABG Shipyard, Ltd. (I)	8,406	30,728
Adani Enterprises, Ltd.	164,157	1,255,813
Aditya Birla Nuvo, Ltd.	55,261	1,475,595
Allahabad Bank	186,565	389,475
Alok Industries, Ltd. (I)	568,576	89,424
Amtek Auto, Ltd.	146,074	413,074
Amtek India, Ltd.	21,314	25,621
Anant Raj, Ltd.	54,720	40,483
Andhra Bank	198,888	297,494
Apollo Tyres, Ltd.	226,563	798,243
Arvind, Ltd.	118,136	525,766
Ashok Leyland, Ltd. (I)	722,040	584,737
Atul, Ltd.	3,642	79,416
Bajaj Finance, Ltd.	9,747	544,792
Bajaj Finserv, Ltd.	14,693	303,393
Bajaj Hindusthan, Ltd. (I)	344,964	102,479
Bajaj Holdings and Investment, Ltd.	49,155	1,087,703
Ballarpur Industries, Ltd. (I)	403,880	98,066
Balmer Lawrie & Company, Ltd.	8,925	86,410

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
India (continued)
Balrampur Chini Mills, Ltd. (I)	206,266	$194,682
Bank of Baroda	83,523	1,454,114
Bank of India	114,231	542,280
Bank of Maharashtra	152,501	102,844
BEML, Ltd.	14,453	180,236
BGR Energy Systems, Ltd.	7,989	20,348
Bharat Heavy Electricals, Ltd.	379,212	1,594,525
Bharti Airtel, Ltd.	152,950	848,778
Bhushan Steel, Ltd.	46,011	64,192
Birla Corp., Ltd.	41,435	288,871
Bombay Burmah Trading Company	7,500	43,193
Bombay Dyeing &
Manufacturing Company, Ltd.	60,098	63,437
Cairn India, Ltd.	500,316	1,901,722
Canara Bank	98,171	694,313
Central Bank of India (I)	54,446	78,553
Century Textiles & Industries, Ltd.	34,929	289,047
Chambal Fertilizers & Chemicals, Ltd.	88,262	84,436
City Union Bank, Ltd.	203,343	302,361
Claris Lifesciences, Ltd.	3,599	10,239
Corporation Bank	11,690	61,898
Cox & Kings, Ltd.	28,668	133,447
Crompton Greaves, Ltd.	11,838	34,831
Dalmia Bharat, Ltd.	12,925	91,242
DB Realty, Ltd. (I)	35,138	38,737
DCB Bank, Ltd. (I)	121,079	230,966
DCM Shriram, Ltd.	39,804	98,982
Deepak Fertilizers & Petrochemicals Corp., Ltd.	28,839	65,198
DEN Networks, Ltd. (I)	8,545	18,153
Dena Bank	77,102	75,023
DLF, Ltd.	277,078	596,322
Edelweiss Financial Services, Ltd.	304,550	258,544
EID Parry India, Ltd. (I)	80,296	254,744
EIH, Ltd.	25,377	50,794
Electrosteel Castings, Ltd.	89,970	25,509
Eros International Media, Ltd. (I)	10,300	59,853
Escorts, Ltd.	44,637	90,559
Essar Oil, Ltd. (I)	44,458	75,323
Essar Ports, Ltd.	31,778	52,696
Essel Propack, Ltd.	37,352	77,550
Federal Bank, Ltd.	817,670	1,957,276
Financial Technologies India, Ltd.	12,955	41,380
Finolex Cables, Ltd.	54,200	223,529
Finolex Industries, Ltd.	23,537	97,483
Firstsource Solutions, Ltd. (I)	137,281	75,490
Fortis Healthcare, Ltd. (I)	83,364	146,256
GAIL India, Ltd.	208,331	1,462,780
Gateway Distriparks, Ltd.	10,919	60,565
Gitanjali Gems, Ltd. (I)	43,160	36,584
Graphite India, Ltd.	75,117	108,315
Grasim Industries, Ltd.	28,107	1,626,068
GTL Infrastructure, Ltd. (I)	100,276	3,823
Gujarat Alkalies & Chemicals, Ltd.	24,028	67,496
Gujarat Fluorochemicals, Ltd.	11,921	143,015
Gujarat Mineral Development Corp., Ltd.	56,366	115,090
Gujarat Narmada Valley Fertilizers
& Chemicals, Ltd.	66,143	86,466
Gujarat NRE Coke, Ltd. (I)	36,357	3,460
Gujarat State Fertilisers & Chemicals, Ltd.	105,690	173,571
Gujarat State Petronet, Ltd.	109,920	196,768
HCL Infosystems, Ltd. (I)	126,394	103,324
HEG, Ltd.	12,877	46,911
HeidelbergCement India, Ltd. (I)	4,823	6,230

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
India (continued)
Hexa Tradex, Ltd. (I)	32,971	$12,247
Hindalco Industries, Ltd.	711,333	1,762,298
Hinduja Ventures, Ltd.	5,620	28,509
Hindustan Construction Company, Ltd. (I)	182,894	84,892
Hotel Leela Venture, Ltd. (I)	112,448	35,897
Housing Development & Infrastructure, Ltd. (I)	220,761	236,099
HSIL, Ltd.	5,997	33,047
HT Media, Ltd.	10,959	22,284
ICICI Bank, Ltd.	75,050	416,644
IDBI Bank, Ltd.	267,194	308,128
Idea Cellular, Ltd.	140,941	341,418
IDFC, Ltd.	119,156	305,547
IFCI, Ltd.	181,420	108,365
IIFL Holdings, Ltd.	213,160	580,054
IL&FS Transportation Networks, Ltd.	10,458	31,022
Indiabulls Housing Finance, Ltd.	166,834	1,206,880
Indiabulls Infrastructure and Power, Ltd. (I)	476,680	22,311
Indian Bank	70,234	240,594
Indian Hotels Company, Ltd. (I)	275,375	547,918
Indian Overseas Bank	234,477	229,939
ING Vysya Bank, Ltd.	16,192	222,309
Ingersoll-Rand India, Ltd.	14,510	200,269
Intellect Design Arena, Ltd. (I)	46,452	35,323
Jain Irrigation Systems, Ltd.	143,549	158,121
Jaiprakash Associates, Ltd. (I)	796,755	315,992
Jammu & Kashmir Bank, Ltd.	337,950	796,518
Jaypee Infratech, Ltd. (I)	123,242	41,762
JB Chemicals & Pharmaceuticals, Ltd.	20,800	66,200
JBF Industries, Ltd.	8,304	32,648
Jindal Saw, Ltd.	164,858	242,245
Jindal Steel & Power, Ltd.	181,901	435,235
JK Cement, Ltd.	8,306	83,307
JK Lakshmi Cement, Ltd.	13,182	84,339
JM Financial, Ltd.	124,021	92,102
JSW Energy, Ltd.	408,574	663,755
JSW Steel, Ltd.	93,372	1,542,283
Jubilant Life Sciences, Ltd.	53,395	102,084
Kalpataru Power Transmission, Ltd.	20,383	69,436
KEC International, Ltd.	41,793	61,748
Kesoram Industries, Ltd. (I)	64,015	98,742
KRBL, Ltd.	6,060	9,990
Lakshmi Vilas Bank, Ltd.	30,751	41,389
Mahanagar Telephone Nigam (I)	22,519	9,688
Maharashtra Seamless, Ltd.	38,253	144,988
Mahindra Lifespace Developers, Ltd.	10,600	78,250
MAX India, Ltd.	4,595	28,663
McLeod Russel India, Ltd.	48,101	179,063
Mercator, Ltd.	150,335	57,628
MOIL, Ltd.	3,305	16,393
Mphasis, Ltd.	13,246	81,230
MRF, Ltd.	748	447,939
Nagarjuna Fertilizers & Chemicals, Ltd. (I)	138,250	23,196
Nagarjuna Oil Refinery, Ltd. (I)	125,682	7,960
National Aluminium Company, Ltd.	108,688	91,617
Nava Bharat Ventures, Ltd.	1,614	4,982
NCC, Ltd.	263,914	340,067
NIIT Technologies, Ltd.	11,765	68,561
NIIT, Ltd.	19,897	15,118
Noida Toll Bridge Company, Ltd.	14,396	7,935
Oberoi Realty, Ltd.	5,055	22,685
OMAXE, Ltd.	62,405	123,325
Orient Cement, Ltd.	58,165	138,915
Oriental Bank of Commerce	101,465	540,026

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
India (continued)
Parsvnath Developers, Ltd. (I)	76,316	$20,274
Peninsula Land, Ltd.	39,087	20,091
Petronet LNG, Ltd.	47,029	155,344
Piramal Enterprises, Ltd.	52,252	688,208
Plethico Pharmaceuticals, Ltd. (I)	7,219	4,182
Polaris Financial Technology, Ltd.	46,452	125,705
Polyplex Corp., Ltd.	3,400	11,501
Praj Industries, Ltd.	42,222	40,193
Prism Cement, Ltd. (I)	42,974	54,561
PTC India Financial Services, Ltd.	29,410	32,280
PTC India, Ltd.	233,522	346,846
Punj Lloyd, Ltd. (I)	165,098	96,755
Puravankara Projects, Ltd.	10,348	13,834
Rain Industries, Ltd. (I)	46,818	32,478
Raymond, Ltd.	30,886	245,131
Redington India, Ltd.	37,404	80,746
REI Agro, Ltd. (I)	214,503	4,063
Reliance Communications, Ltd. (I)	345,117	435,732
Reliance Industries, Ltd.	260,778	3,670,773
Reliance Industries, Ltd., GDR (S)	287,121	8,013,099
Reliance Power, Ltd. (I)	588,041	573,866
Rolta India, Ltd.	133,332	196,707
Ruchi Soya Industries, Ltd.	125,412	71,700
Sadbhav Engineering, Ltd.	17,023	70,733
Sesa Sterlite, Ltd.	261,131	880,766
Sesa Sterlite, Ltd., ADR	212,366	2,883,930
Shipping Corp. of India, Ltd. (I)	104,070	96,098
Shree Renuka Sugars, Ltd. (I)	23,731	5,749
Sintex Industries, Ltd.	97,140	146,371
Sobha Developers, Ltd.	40,327	308,286
SREI Infrastructure Finance, Ltd.	247,892	187,467
SRF, Ltd.	24,910	342,546
State Bank of Bikaner & Jaipur	899	9,269
State Bank of India	956,730	4,713,590
State Bank of India, GDR	510	25,108
Sterlite Technologies, Ltd.	72,209	70,802
Strides Arcolab, Ltd.	7,164	109,703
Sundram Fasteners, Ltd.	12,928	38,251
Suzlon Energy, Ltd. (I)	503,438	115,366
Syndicate Bank	206,951	428,830
Tata Chemicals, Ltd.	96,921	674,748
Tata Communications, Ltd.	1,529	10,638
Tata Global Beverages, Ltd.	467,750	1,114,359
Tata Motors, Ltd.	289,221	2,261,302
Tata Steel, Ltd.	344,558	2,168,902
Tata Steel, Ltd., GDR	743	4,607
The Great Eastern Shipping Company, Ltd.	84,512	483,578
The India Cements, Ltd. (I)	258,302	347,170
The Karnataka Bank, Ltd.	180,381	413,871
The Karur Vysya Bank, Ltd.	30,968	279,906
The Ramco Cements, Ltd.	36,000	195,887
The South Indian Bank, Ltd.	1,171,770	524,161
Time Technoplast, Ltd.	4,194	3,524
Tube Investments of India, Ltd.	4,492	25,227
TV18 Broadcast, Ltd. (I)	248,227	120,269
UCO Bank	85,194	113,381
Uflex, Ltd.	10,885	26,268
Union Bank of India, Ltd.	169,587	636,694
Unitech, Ltd. (I)	227,324	59,372
UPL, Ltd.	227,990	1,248,148
Usha Martin, Ltd. (I)	154,885	64,757
Uttam Galva Steels, Ltd. (I)	13,863	14,089
Vardhman Textiles, Ltd.	8,101	58,419

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
India (continued)
Videocon Industries, Ltd. (I)	105,664	$267,994
Vijaya Bank	83,311	66,349
Voltas, Ltd.	31,368	120,004
Welspun Corp, Ltd.	55,523	60,481
Welspun Enterprises, Ltd. (I)	2,776	12,963
Wockhardt, Ltd.	7,433	118,427
Zensar Technologies, Ltd.	2,138	20,323
Zuari Agro Chemicals, Ltd.	9,200	38,175
		77,782,555
Indonesia - 3.3%
Adaro Energy Tbk PT	16,373,500	1,366,118
Agung Podomoro Land Tbk PT	5,405,000	145,854
Alam Sutera Realty Tbk PT	10,411,400	468,526
Aneka Tambang Persero Tbk PT	5,527,500	471,804
Asahimas Flat Glass Tbk PT	65,500	42,376
Bakrie & Brothers Tbk PT (I)	121,836,489	491,871
Bakrie Sumatera Plantations Tbk PT (I)	11,376,500	45,867
Bakrie Telecom Tbk PT (I)	24,850,000	100,323
Bakrieland Development Tbk PT (I)	41,455,500	167,362
Bank Bukopin Tbk PT	4,493,500	271,839
Bank Danamon Indonesia Tbk PT	4,214,994	1,533,860
Bank Mandiri Persero Tbk PT	2,434,420	2,117,064
Bank Negara Indonesia Persero Tbk PT	6,062,581	2,970,630
Bank Pan Indonesia Tbk PT (I)	4,924,397	462,847
Bank Pembangunan Daerah Jawa Barat Dan
Banten Tbk PT	2,121,500	125,095
Bank Tabungan Negara Persero Tbk PT	3,842,861	372,216
Barito Pacific Tbk PT (I)	1,893,500	46,189
Benakat Petroleum Energy Tbk PT (I)	8,689,500	84,798
Berau Coal Energy Tbk PT (I)	2,215,500	11,198
Berlian Laju Tanker Tbk PT (I)	16,708,166	0
BISI International PT	1,105,000	70,195
Borneo Lumbung Energi & Metal Tbk PT (I)	239,000	963
Budi Starch & Sweetener Tbk PT (I)	1,493,000	12,786
Bumi Serpong Damai Tbk PT	2,505,200	363,609
Central Proteinaprima Tbk PT (I)	4,606,400	38,446
Ciputra Development Tbk PT	13,649,600	1,369,067
Ciputra Property Tbk PT	1,844,000	124,987
Ciputra Surya Tbk PT	896,000	213,821
Clipan Finance Indonesia Tbk PT (I)	1,045,000	36,941
Darma Henwa Tbk PT (I)	21,675,000	87,505
Davomas Abadi Tbk PT (I)	2,465,000	9,952
Delta Dunia Makmur Tbk PT (I)	3,330,800	51,862
Elnusa Tbk PT	3,143,700	172,996
Energi Mega Persada Tbk PT (I)	39,318,681	315,857
Erajaya Swasembada Tbk PT (I)	1,248,500	108,979
Exploitasi Energi Indonesia Tbk PT (I)	1,289,000	16,123
Gajah Tunggal Tbk PT	2,229,300	255,884
Garuda Indonesia Persero Tbk PT (I)	2,909,563	130,247
Global Mediacom Tbk PT (I)	1,160,000	132,911
Harum Energy Tbk PT	811,700	108,382
Hexindo Adiperkasa Tbk PT	110,000	31,163
Holcim Indonesia Tbk PT	1,143,068	200,930
Indah Kiat Pulp & Paper Corp. Tbk PT (I)	2,423,200	204,074
Indika Energy Tbk PT (I)	1,851,000	75,921
Indo Tambangraya Megah Tbk PT	199,400	245,940
Indofood Sukses Makmur Tbk PT	3,679,000	2,005,735
Intiland Development Tbk PT	4,188,900	218,801
Japfa Comfeed Indonesia Tbk PT	108,170	8,268
Kawasan Industri Jababeka Tbk PT	14,873,529	352,221
Krakatau Steel Persero Tbk PT (I)	658,500	25,725
Lippo Karawaci Tbk PT (I)	19,859,493	1,630,536
Medco Energi Internasional Tbk PT	2,465,000	755,606

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
MNC Investama Tbk PT (I)	18,575,000	$433,677
Modernland Realty Tbk PT	1,877,500	78,467
Multipolar Tbk PT	5,511,400	369,732
Nusantara Infrastructure Tbk PT (I)	3,748,800	60,700
Pabrik Kertas Tjiwi Kimia Tbk PT	145,000	9,914
Pan Brothers Tbk PT	344,000	14,032
Panin Financial Tbk PT (I)	19,315,500	465,231
Paninvest Tbk PT (I)	1,627,000	97,491
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	3,514,500	534,847
Petrosea Tbk PT	210,500	15,696
Ramayana Lestari Sentosa Tbk PT	1,938,400	122,533
Salim Ivomas Pratama Tbk PT	4,190,100	238,745
Sampoerna Agro Tbk PT	703,500	119,498
Semen Baturaja Persero Tbk PT	600,000	18,402
Sentul City Tbk PT (I)	19,986,000	166,145
Sigmagold Inti Perkasa Tbk PT (I)	1,846,000	72,715
Sri Rejeki Isman Tbk PT	426,600	5,625
Surya Semesta Internusa Tbk PT	3,749,600	321,655
Suryainti Permata Tbk PT (I)	1,446,000	0
Tiga Pilar Sejahtera Food Tbk (I)	1,253,300	211,296
Timah Persero Tbk PT	4,287,660	424,675
Trias Sentosa Tbk PT	2,019,500	62,331
Trimegah Securities Tbk PT (I)	870,700	4,784
Truba Alam Manunggal Engineering PT (I)	11,991,500	8,714
Tunas Baru Lampung Tbk PT	1,620,000	98,493
Tunas Ridean Tbk PT	2,272,500	111,272
United Tractors Tbk PT	1,069,200	1,493,249
Vale Indonesia Tbk PT (I)	1,861,600	541,082
Visi Media Asia Tbk PT (I)	939,500	36,228
XL Axiata Tbk PT	456,600	179,048
		26,988,547
Malaysia - 4.6%
Affin Holdings BHD (I)	924,690	765,102
AirAsia BHD	1,186,100	920,545
Alliance Financial Group BHD	283,300	380,712
AMMB Holdings BHD	1,721,562	3,233,073
Ann Joo Resources BHD	252,200	77,117
Benalec Holdings BHD	293,500	47,144
Berjaya Corp. BHD	2,315,900	269,995
BIMB Holdings BHD	102,000	118,482
Boustead Holdings BHD	519,776	715,002
Boustead Plantations BHD	120,100	49,574
Cahya Mata Sarawak BHD	266,700	300,603
Can-One BHD	29,200	17,675
DRB-Hicom BHD	1,194,900	595,498
Eastern & Oriental BHD	49,600	31,734
ECM Libra Financial Group BHD (I)	175,561	49,575
Engtex Group BHD	41,850	13,225
Eversendai Corp. BHD	97,000	21,519
Faber Group BHD	106,500	82,672
Genting BHD	679,300	1,720,823
Genting Malaysia BHD	1,651,900	1,918,220
Glomac BHD	462,600	129,463
Goldis BHD (I)	324,635	219,148
Hap Seng Consolidated BHD	901,220	1,204,472
Hap Seng Plantations Holdings BHD	617,500	440,968
Hong Leong Financial Group BHD	272,000	1,278,178
Hong Leong Industries BHD	25,000	32,034
Hua Yang BHD	73,066	42,636
Hwang Capital Malaysia BHD	105,200	55,969
IJM Corp. BHD	1,302,680	2,445,926
IJM Land BHD	234,300	223,938

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
Inch Kenneth Kajang Rubber	106,800	$22,132
Insas BHD	494,969	111,326
Iskandar Waterfront City BHD (I)	59,700	21,627
JAKS Resources BHD (I)	246,000	30,809
Jaya Tiasa Holdings BHD (I)	299,826	172,701
JCY International BHD	265,600	41,197
K&N Kenanga Holdings BHD (I)	402,145	68,683
Karambunai Corp. BHD (I)	1,978,300	32,995
Keck Seng Malaysia BHD	209,400	313,409
Kian JOO CAN Factory BHD	290,000	242,506
Kim Loong Resources BHD	32,400	24,741
KLCC Property Holdings BHD	194,700	374,416
KNM Group BHD (I)	1,152,000	160,647
KSL Holdings BHD (I)	534,666	283,754
KUB Malaysia BHD (I)	534,400	57,572
Kulim Malaysia BHD (I)	878,300	749,364
Kumpulan Fima BHD	2,300	1,264
Kumpulan Perangsang Selangor BHD	171,000	71,106
Kwantas Corp. BHD	56,000	29,023
Land & General BHD	163,200	23,988
Landmarks BHD (I)	384,900	107,222
LBS Bina Group BHD	210,000	97,540
Lion Industries Corp. BHD (I)	736,100	105,691
Magnum BHD	165,500	128,846
Mah Sing Group BHD	185,600	119,567
Malayan Flour Mills BHD	132,300	58,275
Malaysia Airports Holdings BHD	44,164	85,694
Malaysian Bulk Carriers BHD	194,100	66,850
Malaysian Pacific Industries BHD	64,375	82,938
Malaysian Resources Corp. BHD	1,062,000	367,752
MBM Resources BHD	78,650	64,917
Media Prima BHD	123,300	61,833
Mega First Corp. BHD	163,700	111,681
MISC BHD	807,800	1,666,651
MK Land Holdings BHD	632,500	71,617
MKH BHD	75,100	56,744
MMC Corp. BHD	1,118,700	763,284
MNRB Holdings BHD	10,000	10,636
Mudajaya Group BHD	201,700	83,161
Muhibbah Engineering Malaysia BHD	5,800	3,090
Mulpha International BHD (I)	2,622,700	276,354
Naim Holdings BHD	198,100	167,761
Narra Industries BHD (I)	27,000	30,705
NCB Holdings BHD	4,100	2,665
Oriental Holdings BHD	499,020	1,011,674
OSK Holdings BHD	871,698	504,144
Panasonic Manufacturing Malaysia BHD	39,700	209,906
Pantech Group Holdings BHD	86,200	18,882
Parkson Holdings BHD (I)	179,582	128,644
Perdana Petroleum BHD (I)	51,820	16,372
PJ Development Holdings BHD	258,900	105,133
PPB Group BHD	526,800	2,146,679
Press Metal BHD	151,400	111,407
Protasco BHD	172,400	69,672
RHB Capital BHD	179,524	390,270
Rimbunan Sawit BHD (I)	325,600	50,643
Salcon BHD	432,400	78,707
Scomi Group BHD (I)	1,708,300	109,061
Selangor Dredging BHD	326,900	89,337
Selangor Properties BHD	105,000	155,797
Shangri-La Hotels Malaysia BHD	96,000	206,162
Shell Refining Company Federation of
Malaya BHD (I)	161,700	217,642

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
SHL Consolidated BHD	172,300	$144,070
SP Setia BHD	162,427	153,627
Star Publications Malaysia BHD	37,400	24,659
Sunway BHD	1,145,696	1,071,414
Supermax Corp. BHD	54,000	25,853
Suria Capital Holdings BHD	237,900	160,009
Symphony Life BHD	195,252	47,024
TA Ann Holdings BHD	344,990	380,863
TA Enterprise BHD	1,903,200	377,955
TA Global BHD	1,233,900	109,174
TAN Chong Motor Holdings BHD	42,500	39,814
Tanjung Offshore BHD (I)	222,400	22,721
TDM BHD	1,030,200	243,298
TH Plantations BHD	36,880	17,826
Time dotCom BHD (I)	312,700	435,576
Tiong NAM Logistics Holdings	48,800	15,299
Tropicana Corp. BHD	307,700	92,975
UEM Sunrise BHD	141,200	56,590
Unisem M BHD	601,680	304,399
United Malacca BHD	97,800	174,826
UOA Development BHD	299,600	180,841
VS Industry BHD	166,770	119,379
Wah Seong Corp. BHD	106,863	36,738
WCT Holdings BHD	614,635	279,420
Wing Tai Malaysia BHD (I)	124,000	59,206
WTK Holdings BHD	368,500	114,377
YNH Property BHD	667,812	396,858
YTL Corp. BHD	5,036,140	2,288,124
YTL Land & Development BHD (I)	52,700	11,811
		37,830,614
Mexico - 5.5%
Alfa SAB de CV, Class A (I)	1,205,938	2,694,893
Alpek SA de CV (I)(L)	142,911	183,461
Arca Continental SAB de CV (I)	81,650	516,063
Axtel SAB de CV (I)(L)	982,700	225,131
Bio Pappel SAB de CV (I)	41,929	71,275
Cemex SAB de CV, ADR (I)(L)	703,809	7,171,814
Cia Minera Autlan SAB de CV, Series B (I)	72,500	76,609
Coca-Cola Femsa SAB de CV, ADR (L)	3,696	319,778
Coca-Cola Femsa SAB de CV, Series L	36,520	316,022
Consorcio ARA SAB de CV (I)	1,104,021	485,646
Controladora Comercial Mexicana SAB de CV	328,408	1,156,148
Corp. Actinver SAB de CV (I)	19,397	21,759
Corporacion GEO SAB de CV, Series B (I)	793,874	5,949
Desarrolladora Homex SAB de CV (I)	91,100	5,992
Empresas ICA SAB de CV (I)	20,646	25,119
Empresas ICA SAB de CV, ADR (I)(L)	180,634	888,719
Fomento Economico Mexicano SAB de CV (I)	13,507	119,802
Fomento Economico Mexicano SAB
de CV, ADR (I)	5,203	458,020
Gruma SAB de CV, ADR	4,897	203,813
Grupo Aeromexico SAB de CV (I)(L)	75,581	104,506
Grupo Aeroportuario del Centro Norte
SAB de CV	58,267	266,815
Grupo Aeroportuario del Pacifico SAB
de CV, ADR	70,507	4,456,042
Grupo Aeroportuario del Sureste SAB
de CV, ADR (I)	7,474	985,372
Grupo Carso SAB de CV, Series A1	507,570	2,503,834
Grupo Cementos de Chihuahua SAB de CV	35,500	91,675
Grupo Comercial Chedraui SA de CV (I)(L)	155,267	457,474
Grupo Elektra SAB de CV (I)	18,224	692,781
Grupo Famsa SAB de CV, Class A (I)	464,673	382,667

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
Grupo Financiero Banorte SAB de CV, Series O	1,646,277	$9,096,298
Grupo Financiero Interacciones SA de CV	43,839	297,108
Grupo Financiero Santander Mexico SAB
de CV, Class B	88,082	183,940
Grupo Industrial Maseca SAB de CV, Series B	53,900	77,633
Grupo Industrial Saltillo SAB de CV (I)	94,000	209,551
Grupo KUO SAB de CV, Series B	164,000	353,928
Grupo Mexico SAB de CV, Series B	590,611	1,712,937
Grupo Sanborns SAB de CV	99,865	155,682
Grupo Simec SAB de CV, Series B (I)	160,242	550,658
Industrias Bachoco SAB de CV, ADR (I)	2,653	132,332
Industrias Bachoco SAB de CV, Series B (I)	28,347	119,123
Industrias CH SAB de CV, Series B (I)	199,435	961,100
Industrias Penoles SAB de CV	9,348	182,471
Maxcom Telecomunicaciones SAB de CV (I)	42,100	6,563
Mexichem SAB de CV (I)	330,502	998,198
Minera Frisco SAB de CV, Class A1 (I)	42,325	61,449
OHL Mexico SAB de CV (I)(L)	442,098	824,041
Organizacion Cultiba SAB de CV	18,915	23,064
Organizacion Soriana SAB de CV, Series B	1,457,895	4,051,424
Qualitas Controladora SAB de CV (I)	123,817	255,124
TV Azteca SA de CV (I)	444,187	184,855
Urbi Desarrollos Urbanos SAB de CV (I)(L)	662,000	70,446
Vitro Sab De CV (I)	7,784	18,466
		45,413,570
Philippines - 1.3%
Alliance Global Group, Inc.	687,100	343,231
Atlas Consolidated Mining & Development	348,700	79,059
Cebu Air, Inc.	57,110	109,271
Century Properties Group, Inc.	1,726,673	36,761
Empire East Land Holdings, Inc. (I)	2,990,000	59,981
Filinvest Development Corp.	211,875	20,422
Filinvest Land, Inc.	18,335,500	623,668
First Philippine Holdings Corp.	427,000	854,319
JG Summit Holdings, Inc.	727,000	1,064,680
Lopez Holdings Corp.	3,257,000	485,184
LT Group, Inc.	271,600	73,470
Megaworld Corp.	11,964,800	1,236,358
Metropolitan Bank & Trust Company	206,814	381,325
Pepsi-Cola Products Philippines, Inc. (I)	130,000	11,878
Petron Corp.	369,500	87,356
Philippine National Bank (I)	416,530	742,386
Philtown Properties, Inc. (I)	3,844	132
Rizal Commercial Banking Corp.	602,800	643,622
Robinsons Land Corp.	2,512,500	1,482,985
San Miguel Corp.	687,930	1,130,059
San Miguel Pure Foods Company, Inc.	7,670	35,345
Top Frontier Investment Holdings, Inc. (I)	74,514	205,429
Trans-Asia Oil & Energy Development Corp.	1,023,000	50,758
Union Bank of Philippines, Inc.	354,090	526,739
Vista Land & Lifescapes, Inc.	5,803,000	932,698
		11,217,116
Poland - 2.2%
Agora SA (I)(L)	72,582	154,026
Asseco Poland SA	65,833	944,410
Bank Millennium SA	236,982	552,780
Bioton SA (I)	45,462	51,180
Ciech SA	32,747	394,197
ComArch SA	1,802	58,359
Enea SA	115,475	496,804
Farmacol SA (I)	10,785	146,890
Firma Oponiarska Debica SA	7,423	186,131

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Poland (continued)
Getin Holding SA (I)(L)	169,278	$88,151
Grupa Azoty SA	12,877	230,039
Grupa Kety SA	16,014	1,286,632
Grupa Lotos SA (I)	31,596	240,057
Grupa Lotos SA (I)(L)	74,613	534,765
Hawe SA (I)	38,497	21,051
Impexmetal SA (I)	98,393	69,019
Jastrzebska Spolka Weglowa SA (I)(L)	15,280	71,885
KGHM Polska Miedz SA	90,460	2,757,663
Koelner SA	3,382	6,213
Kopex SA (I)	61,117	185,021
LC Corp. SA (I)	155,767	82,530
MCI Management SA (I)	32,259	92,637
Netia SA	309,487	487,189
Orbis SA	45,854	567,108
PGE Polska Grupa Energetyczna SA	728,146	3,849,872
Polimex-Mostostal SA (I)	283,029	5,547
Polnord SA (I)	19,758	34,276
Polski Koncern Miesny Duda SA (I)	2,666	5,454
Polski Koncern Naftowy Orlen SA	235,654	3,222,486
Sygnity SA (I)	6,918	26,530
Tauron Polska Energia SA	944,969	1,336,159
		18,185,061
Russia - 2.2%
Gazprom OAO, ADR	3,313,718	15,255,191
Lukoil OAO, ADR	44,694	1,768,305
Magnitogorsk Iron & Steel Works OJSC, GDR	111,319	267,759
RusHydro JSC, ADR	896,497	835,075
VTB Bank OJSC, GDR (I)	21,612	49,532
		18,175,862
South Africa - 8.5%
Adcorp Holdings, Ltd.	64,690	179,206
Aeci, Ltd.	55,858	645,796
African Bank Investments, Ltd. (I)	690,372	18,501
African Rainbow Minerals, Ltd.	107,152	1,097,272
Allied Electronics Corp., Ltd.	62,999	89,627
Anglo American Platinum, Ltd. (I)	17,076	501,325
AngloGold Ashanti, Ltd., ADR (I)(L)	430,478	3,745,159
ArcelorMittal South Africa, Ltd. (I)(L)	138,452	315,340
Astral Foods, Ltd.	2,792	42,143
Aveng, Ltd. (I)(L)	442,348	670,886
Barclays Africa Group, Ltd.	337,639	5,279,629
Barloworld, Ltd.	265,047	2,181,724
Basil Read Holdings, Ltd. (I)	87,352	32,185
Bell Equipment, Ltd. (I)	34,158	29,513
Blue Label Telecoms, Ltd.	263,306	200,637
Business Connexion Group, Ltd.	100,096	55,116
Caxton & CTP Publishers & Printers, Ltd.	185,300	241,949
Clover Industries, Ltd.	61,156	98,423
Consolidated Infrastructure Group, Ltd. (I)	11,072	27,650
DataTec, Ltd.	259,679	1,248,415
DRDGOLD, Ltd. (L)	348,805	57,916
Eqstra Holdings, Ltd. (I)	216,889	63,792
Exxaro Resources, Ltd.	83,396	744,335
Gold Fields, Ltd., ADR	784,509	3,553,826
Grindrod, Ltd.	607,680	1,173,145
Group Five, Ltd.	94,236	238,405
Harmony Gold Mining Company, Ltd., ADR (I)	319,915	604,639
Hudaco Industries, Ltd.	16,112	134,767
Hulamin, Ltd. (I)	112,965	79,098
Iliad Africa, Ltd.	124,370	87,761
Illovo Sugar, Ltd.	25,214	53,152

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Impala Platinum Holdings, Ltd. (I)	361,816	$2,364,546
Imperial Holdings, Ltd.	5,086	80,972
Investec, Ltd.	204,830	1,716,620
JD Group, Ltd. (I)	239,863	499,148
KAP Industrial Holdings, Ltd.	146,538	62,245
Lewis Group, Ltd. (L)	97,828	621,701
Liberty Holdings, Ltd.	126,115	1,336,405
Merafe Resources, Ltd.	2,241,497	182,202
Metair Investments, Ltd.	50,105	137,980
MMI Holdings, Ltd.	958,249	2,485,721
Mondi, Ltd.	134,682	2,191,220
Mpact, Ltd.	137,231	436,387
Murray & Roberts Holdings, Ltd.	221,422	406,236
Nedbank Group, Ltd.	174,000	3,726,274
Northam Platinum, Ltd. (I)	179,486	565,776
Nu-World Holdings, Ltd.	19,436	37,259
Omnia Holdings, Ltd.	42,258	662,041
Peregrine Holdings, Ltd.	96,580	193,483
Petmin, Ltd.	203,836	26,432
PSG Group, Ltd.	25,135	276,975
Raubex Group, Ltd.	77,675	147,593
RCL Foods, Ltd.	8,530	14,298
Reunert, Ltd.	25,410	133,237
Royal Bafokeng Platinum, Ltd. (I)	27,825	125,773
Sappi, Ltd. (I)	331,201	1,200,849
Sappi, Ltd., ADR (I)	156,861	558,425
Sasol, Ltd.	101,848	3,801,258
Sasol, Ltd., ADR	39,461	1,498,334
Sibanye Gold, Ltd., ADR (L)	176,508	1,336,166
Standard Bank Group, Ltd.	766,229	9,443,618
Stefanutti Stocks Holdings, Ltd. (I)	60,065	33,552
Steinhoff International Holdings, Ltd. (L)	1,237,682	6,331,742
Super Group, Ltd. (I)	216,023	637,852
Telkom SA, Ltd. (I)	271,496	1,631,783
Telkom SA, Ltd., ADR (I)	3,000	71,970
Tiger Wheels, Ltd. (I)	32,678	0
Times Media Group, Ltd.	59,281	102,693
Tongaat Hulett, Ltd.	75,607	1,127,907
Trencor, Ltd.	100,698	613,288
Value Group, Ltd.	178,661	70,323
Wilson Bayly Holmes-Ovcon, Ltd.	6,542	68,077
Zeder Investments, Ltd.	224,532	146,144
		70,595,837
South Korea - 14.8%
Asia Cement Company, Ltd. (I)	148	16,324
ASIA Holdings Company, Ltd. (I)	2,560	343,718
Asia Paper Manufacturing Company, Ltd. (I)	1,600	34,931
AUK Corp. (I)	19,670	28,955
Bookook Securities Company, Ltd.	4,950	67,905
BS Financial Group, Inc. (I)	52,142	686,486
BYC Company, Ltd. (I)	240	56,668
CammSys Corp. (I)	15,682	24,123
Chosun Refractories Company, Ltd. (I)	1,708	179,040
Cosmochemical Company, Ltd. (I)	3,570	15,531
Dae Dong Industrial Company, Ltd. (I)	9,000	80,435
Dae Han Flour Mills Company, Ltd. (I)	1,232	173,323
Daechang Company, Ltd. (I)(L)	43,270	34,350
Daeduck Electronics Company (I)	6,800	55,433
Daeduck GDS Company, Ltd. (I)	12,540	137,878
Daegu Department Store	9,340	132,695
Daehan Steel Company, Ltd. (I)	9,250	47,769
Daekyo Company, Ltd.	44,550	285,972
Daelim Industrial Company, Ltd. (I)	16,627	991,312

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Daesang Holdings Company, Ltd. (I)	321	$4,898
Daesung Holdings Company, Ltd. (I)	8,110	78,401
Daewoo Securities Company, Ltd. (I)	62,611	553,288
Daewoo Shipbuilding & Marine
Engineering Company, Ltd. (I)(L)	40,069	673,922
Dahaam E-Tec Company, Ltd. (I)	2,630	43,070
Daishin Securities Company, Ltd. (I)	53,530	459,249
Daou Technology, Inc. (I)	26,120	280,849
Dasan Networks, Inc. (I)	7,253	42,230
DGB Financial Group, Inc. (I)	121,515	1,249,068
Dong Ah Tire & Rubber Company, Ltd. (I)	10,970	191,521
Dong Yang Gang Chul Company, Ltd. (I)	2,200	5,983
Dong-Il Corp. (I)	689	45,927
Dongbang Transport
Logistics Company, Ltd. (I)	5,500	9,478
Dongbu Corp. (I)	12,860	11,643
Dongbu Securities Company, Ltd. (I)	32,430	108,500
Dongbu Steel Company, Ltd. (I)(L)	23,705	30,066
Dongil Industries Company, Ltd. (I)	1,340	80,141
Dongkook Industrial Company, Ltd. (I)	3,600	7,633
Dongkuk Steel Mill Company, Ltd. (I)	57,069	303,049
Dongwha Pharmaceutical Company, Ltd. (I)	16,190	82,272
Dongyang E&P, Inc. (I)	676	6,658
Dongyang Mechatronics Corp. (I)	3,443	23,681
Doosan Corp.	5,073	476,602
Doosan Engineering &
Construction Company, Ltd. (I)(L)	3,141	28,532
Doosan Heavy Industries and
Construction Company, Ltd. (I)	16,451	351,452
Doosan Infracore Company, Ltd. (I)	68,568	601,058
DRB Holding Company, Ltd. (I)	10,441	120,607
E-Mart Company, Ltd. (I)	1,338	247,607
Eugene Investment &
Securities Company, Ltd. (I)(L)	70,280	124,279
Fursys, Inc. (I)	792	22,643
Gaon Cable Company, Ltd. (I)	2,934	65,178
Global & Yuasa Battery Company, Ltd. (I)	1,523	54,844
GS Engineering & Construction Corp. (I)	33,032	691,663
GS Holdings Corp. (I)	30,293	1,102,636
Gwangju Shinsegae Company, Ltd. (I)	1,055	294,430
Halla Corp. (I)	14,352	84,082
Han Kuk Carbon Company, Ltd. (I)	6,020	31,715
Hana Financial Group, Inc.	150,351	4,354,507
Handok, Inc. (I)	121	2,173
Handsome Company, Ltd. (I)	2,848	83,894
Hanil Cement Company, Ltd. (I)	4,658	615,801
Hanjin Heavy Industries &
Construction Company, Ltd. (I)(L)	59,212	237,884
Hanjin Heavy Industries & Construction
Holdings Company, Ltd. (I)(L)	14,860	109,891
Hanjin Kal Corp. (I)	35,361	981,544
Hanjin Transportation Company, Ltd. (I)(L)	11,210	551,164
Hankuk Glass Industries, Inc. (I)	1,970	43,100
Hankuk Paper Manufacturing Company, Ltd. (I)	3,920	102,354
Hansol Paper Company, Ltd. (I)(L)	40,470	392,126
Hanwha Chemical Corp. (I)	75,170	797,916
Hanwha Corp. (I)	38,140	1,078,338
Hanwha Investment &
Securities Company, Ltd. (I)	58,320	196,196
Hanwha Life Insurance Company, Ltd. (I)	101,142	764,167
Hanyang Securities Company, Ltd.	11,820	75,147
Hitejinro Holdings Company, Ltd. (I)	7,640	84,132
HMC Investment Securities Company, Ltd. (I)	17,256	157,468

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
HS R&A Company, Ltd. (I)	2,470	$67,635
Humax Company, Ltd. (I)	5,496	68,923
Husteel Company, Ltd. (I)	6,110	98,753
Hwa Shin Company, Ltd. (I)	3,135	20,736
Hwacheon Machine Tool Company, Ltd. (I)	940	55,127
HwaSung Industrial Company, Ltd. (I)	4,800	52,699
Hyosung Corp. (I)	21,955	1,362,525
Hyundai BNG Steel Company, Ltd. (I)	5,400	82,330
Hyundai Development Company (I)	30,602	1,073,023
Hyundai Heavy Industries Company, Ltd. (I)(L)	20,807	2,159,600
Hyundai Hy Communications &
Networks Company, Ltd. (I)	2,830	11,358
Hyundai Motor Company (I)	60,192	9,194,694
Hyundai Securities Company, Ltd. (I)	38,840	242,775
Hyundai Steel Company (I)	41,765	2,392,209
Iljin Electric Company, Ltd. (I)	2,300	16,586
Ilshin Spinning Company, Ltd. (I)	867	135,829
Ilsung Pharmaceutical Company, Ltd. (I)	1,895	209,386
Industrial Bank of Korea (I)	132,240	1,691,690
Interflex Company, Ltd. (I)	965	14,187
INTOPS Company, Ltd.	2,551	37,405
Inzi Controls Company, Ltd. (I)	6,050	26,841
ISU Chemical Company, Ltd. (I)	7,460	61,379
Jahwa Electronics Company, Ltd. (I)	4,238	47,288
JB Financial Group Company, Ltd. (I)	78,684	434,815
Jeil Pharmaceutical Company (I)	8,624	169,337
Jeil Savings Bank (I)	1,820	50
KB Capital Company, Ltd. (I)	1,069	20,010
KB Financial Group, Inc. (I)	8,436	275,807
KB Financial Group, Inc., ADR	300,900	9,815,358
KCC Corp.	463	218,283
Keangnam Enterprises, Ltd. (I)	8,628	37,386
Keyang Electric Machinery Company, Ltd. (I)	13,000	48,142
KG Chemical Corp. (I)	5,600	84,126
Kia Motors Corp. (I)	11,818	561,544
KISCO Corp. (I)	3,841	102,166
KISCO Holdings Company, Ltd. (I)	778	34,787
Kishin Corp.	1,549	10,222
KISWIRE, Ltd. (I)	6,555	250,977
Kolon Corp. (I)	1,959	37,727
Kolon Global Corp. (I)	1,532	9,350
Kolon Industries, Inc. (I)	7,361	322,900
Korea Airport Service Company, Ltd. (I)	432	16,267
Korea Cast Iron Pipe Industries Company, Ltd.	5,500	24,906
Korea Circuit Company, Ltd. (I)	3,910	42,714
Korea Electric Terminal Company, Ltd.	3,658	225,835
Korea Flange Company, Ltd. (I)	4,810	75,189
Korea Investment Holdings Company, Ltd. (I)	22,539	991,085
Korean Petrochemical
Industrial Company, Ltd. (I)	1,350	86,544
Korean Reinsurance Company, Ltd. (I)	34,840	340,999
Kortek Corp. (I)	4,437	40,080
KPX Chemical Company, Ltd.	933	49,892
KTB Investment & Securities Company, Ltd. (I)	55,710	91,346
Kukdo Chemical Company, Ltd. (I)	1,414	52,745
Kumho Electric Company, Ltd. (I)	2,785	45,622
Kunsul Chemical Industrial Company, Ltd. (I)	1,970	86,184
Kwangju Bank (I)	18,290	160,007
Kyeryong Construction
Industrial Company, Ltd. (I)	6,260	53,537
Kyobo Securities Company (I)	12,618	91,542
Kyongnam Bank (I)	27,951	302,047
Kyung-In Synthetic Corp. (I)	4,040	15,529

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Kyungbang, Ltd. (I)	1,375	$228,004
LF Corp. (I)	4,523	122,564
LG Corp. (I)	43,996	2,443,644
LG Display Company, Ltd., ADR (I)(L)	332,009	5,029,936
LG Electronics, Inc. (I)	80,675	4,321,451
LG International Corp. (I)	8,887	229,847
Lotte Chemical Corp. (I)	3,768	542,487
Lotte Chilsung Beverage Company, Ltd. (I)	533	724,081
Lotte Confectionery Company, Ltd. (I)	476	771,206
Lotte Shopping Company, Ltd. (I)	8,616	2,131,015
LS Corp. (I)	3,534	174,317
Melfas, Inc. (I)	5,286	28,653
Meritz Securities Company, Ltd. (I)	70,746	251,903
Mi Chang Oil Industrial Company, Ltd. (I)	905	55,431
Mirae Asset Securities Company, Ltd. (I)	23,385	909,368
MK Electron Company, Ltd. (I)	3,591	17,206
MNTech Company, Ltd. (I)	3,764	17,686
Moorim P&P Company, Ltd. (I)	29,420	108,730
Moorim Paper Company, Ltd. (I)	13,820	26,234
Motonic Corp. (I)	4,725	55,170
Namyang Dairy Products Company, Ltd. (I)	519	302,911
Nexen Corp. (I)	1,289	101,750
NH Investment & Securities Company, Ltd. (I)	26,217	172,689
Nong Shim Holdings Company, Ltd. (I)	2,560	241,614
OCI Company, Ltd. (I)	2,060	145,788
PaperCorea, Inc. (I)(L)	70,940	50,272
Poonglim Industrial Company, Ltd. (I)	189	378
Poongsan Corp. (I)	5,680	128,927
Poongsan Holdings Corp. (I)	5,382	209,024
POSCO	33,218	8,367,438
POSCO Coated & Color
Steel Company, Ltd. (I)	2,418	29,450
POSCO, ADR	61,494	3,923,932
S&T Dynamics Company, Ltd. (I)	24,980	192,794
S&T Holdings Company, Ltd. (I)	11,566	206,072
S&T Motiv Company, Ltd. (I)	5,310	202,604
S-Oil Corp.	2,794	122,768
Sam Young Electronics Company, Ltd. (I)	10,510	113,225
Samho Development Company, Ltd. (I)	3,660	10,246
Samsung Electro-Mechanics Company, Ltd. (I)	1,094	54,093
Samsung SDI Company, Ltd. (I)	14,723	1,539,322
Samsung Securities Company, Ltd. (I)	3,732	150,067
Samyang Genex Company, Ltd. (I)	1,448	126,335
Samyang Holdings Corp. (I)	7,192	588,729
Samyang Tongsang Company, Ltd. (I)	1,360	107,005
SAVEZONE I&C Corp. (I)	16,880	91,678
SBS Media Holdings Company, Ltd. (I)	16,606	59,953
SeAH Besteel Corp. (I)	2,011	50,981
SeAH Holdings Corp. (I)	1,122	164,234
SeAH Steel Corp. (I)	2,835	204,511
Sebang Company, Ltd. (I)	11,820	210,313
Seohee Construction Company, Ltd. (I)(L)	40,163	25,249
Sewon Precision Industry Company, Ltd.	547	12,597
SG Corp. (I)(L)	84,000	46,675
Shinhan Financial Group
Company, Ltd., ADR (L)	368,367	14,878,343
Shinhan Financial Group Company, Ltd. (I)	6,737	270,794
Shinsegae Company, Ltd. (I)	3,309	543,184
Shinsegae Information &
Communication Company, Ltd. (I)	1,038	105,614
Shinsung Solar Energy Company, Ltd. (I)	30,622	28,164
Shinsung Tongsang Company, Ltd. (I)(L)	24,560	30,029
Shinwon Corp. (I)	27,180	52,862

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Shinyoung Securities Company, Ltd. (L)	5,296	$272,210
Silla Company, Ltd. (I)	5,066	96,954
Sindoh Company, Ltd. (I)	3,959	245,035
SK Chemicals Company, Ltd. (I)	4,747	274,935
SK Gas Company, Ltd. (I)	2,926	257,057
SK Holdings Company, Ltd. (I)	24,253	3,599,819
SK Innovation Company, Ltd. (I)	39,845	3,068,887
SK Networks Company, Ltd. (I)	22,807	183,841
SK Securities Company, Ltd. (I)	198,250	157,574
SKC Company, Ltd. (I)	4,564	109,874
Songwon Industrial Company, Ltd. (I)	6,230	45,873
Ssangyong Cement Industrial Company, Ltd. (I)	20,770	229,073
STX Engine Company, Ltd. (I)	800	2,555
Sungshin Cement Company, Ltd. (I)	15,480	146,082
Tae Kyung Industrial Company, Ltd. (I)	10,000	52,263
Taekwang Industrial Company, Ltd. (I)	444	467,428
Taewoong Company, Ltd. (I)	1,493	22,388
Taeyoung Engineering &
Construction Company, Ltd. (I)	55,620	248,220
Tailim Packaging
Industrial Company, Ltd. (I)(L)	30,000	60,591
TCC Steel (I)	6,008	14,605
TK Chemical Corp. (I)	7,585	12,630
Tong Yang Moolsan Company, Ltd. (I)	1,510	10,426
TS Corp. (I)	6,278	141,810
Ubiquoss, Inc. (I)	2,215	17,037
Uju Electronics Company, Ltd. (I)	1,757	22,625
Unid Company, Ltd. (I)	1,621	84,849
Wiscom Company, Ltd.	3,760	18,689
Woojeon & Handan Company, Ltd. (I)	5,380	14,124
Woori Bank Company, Ltd. (I)	161,005	1,464,814
Woori Bank Company, Ltd., ADR (I)	83	2,240
Woori Investment &
Securities Company, Ltd. (I)	115,050	1,061,607
YESCO Company, Ltd. (I)	1,950	63,951
Yoosung Enterprise Company, Ltd. (I)	6,386	30,177
Youlchon Chemical Company, Ltd. (I)	14,150	148,193
Young Poong Corp. (I)	143	161,466
Yuanta Securities Korea Company, Ltd. (I)(L)	75,161	250,417
YuHwa Securities Company, Ltd.	3,410	47,063
		122,116,469
Spain - 0.7%
Banco Santander SA, ADR (L)	653,385	5,442,697
Taiwan - 15.9%
Ability Enterprise Company, Ltd.	175,000	92,110
Accton Technology Corp.	687,722	346,247
Acer, Inc. (I)	1,482,000	993,406
Aces Electronic Company, Ltd.	29,000	39,059
ACHEM Technology Corp.	128,173	76,575
Action Electronics Company, Ltd. (I)	190,923	42,040
Advanced Connectek, Inc. (I)	52,000	22,051
Advanced International
Multitech Company, Ltd.	11,000	7,536
AGV Products Corp. (I)	568,100	145,803
AimCore Technology Company, Ltd.	26,990	24,171
Alpha Networks, Inc.	245,000	138,827
Altek Corp.	204,104	232,509
AmTRAN Technology Company, Ltd.	327,185	173,438
APCB, Inc.	92,000	68,266
Apex Science & Engineering	41,800	16,006
Ardentec Corp.	76,937	62,965
Asia Cement Corp.	1,382,805	1,702,839

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Asia Optical Company, Inc. (I)	183,000	$228,828
Asia Polymer Corp.	93,400	71,008
Asia Vital Components Company, Ltd.	148,328	114,082
AU Optronics Corp., ADR	883,628	4,497,667
Audix Corp.	64,960	81,064
Avermedia Technologies, Inc.	163,000	58,908
Avision, Inc. (I)	154,751	43,805
Bank of Kaohsiung	541,249	154,483
BES Engineering Corp.	1,528,700	382,629
Biostar Microtech International Corp.	67,000	24,076
Bright Led Electronics Corp.	97,000	44,238
Cameo Communications, Inc.	164,944	37,739
Capital Securities Corp.	1,013,069	333,813
Carnival Industrial Corp.	205,000	51,958
Cathay Chemical Works	93,000	49,742
Cathay Real Estate
Development Company, Ltd.	1,335,000	711,915
Central Reinsurance Company, Ltd.	299,290	152,204
ChainQui Construction
Development Company, Ltd.	75,000	54,752
Champion Building Materials Company, Ltd.	120,132	36,912
Chang Hwa Commercial Bank	2,773,519	1,585,598
Charoen Pokphand Enterprise	154,350	122,748
Cheng Loong Corp.	1,412,320	577,322
Cheng Uei Precision Industry Company, Ltd.	303,629	472,844
Chia Chang Company, Ltd.	50,000	49,458
Chia Hsin Cement Corp.	715,773	320,212
Chien Kuo Construction Company, Ltd.	172,785	62,690
Chien Shing Stainless Steel Company (I)	199,000	33,179
Chin-Poon Industrial Company, Ltd.	194,571	309,232
China Airlines, Ltd. (I)	2,177,910	996,233
China Chemical &
Pharmaceutical Company, Ltd.	196,000	126,306
China Development Financial Holdings Corp.	7,210,208	2,290,688
China Electric Manufacturing Corp. (I)	93,000	31,627
China General Plastics Corp.	545,688	240,056
China Glaze Company, Ltd.	98,000	44,751
China Life Insurance Company, Ltd.	434,500	358,932
China Man-Made Fiber Corp. (I)	995,000	330,617
China Metal Products Company, Ltd.	138,513	132,287
China Motor Corp.	452,125	399,351
China Petrochemical Development Corp. (I)	886,550	321,881
China Steel Corp.	1,213,180	1,006,340
China Steel Structure Company, Ltd.	50,000	43,561
China Synthetic Rubber Corp.	136,965	142,001
China Wire & Cable Company, Ltd. (I)	128,000	49,456
Chinese Maritime Transport, Ltd.	29,000	31,366
Chun Yu Works & Company, Ltd.	161,000	71,957
Chun Yuan Steel	672,874	245,400
Chung Hsin Electric &
Machinery Manufacturing Corp.	255,500	164,014
Chung Hung Steel Corp. (I)	235,625	55,170
Chung Hwa Pulp Corp. (I)	501,610	141,745
Chunghwa Picture Tubes, Ltd. (I)	4,649,429	202,177
CMC Magnetics Corp. (I)	4,348,000	613,852
CoAsia Microelectronics Corp. (I)	40,950	16,733
Collins Company, Ltd.	134,626	60,437
Compal Electronics, Inc.	3,788,000	2,645,053
Compeq Manufacturing Company	844,000	473,569
Concord Securities Corp. (I)	135,000	34,401
Continental Holdings Corp.	862,050	324,958
Coretronic Corp.	421,500	571,691
Coxon Precise Industrial Company, Ltd.	59,000	105,187

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
CSBC Corp. Taiwan	147,100	$77,650
D-Link Corp.	397,630	231,743
DA CIN Construction Company, Ltd.	62,000	39,838
Darfon Electronics Corp.	220,850	123,722
Delpha Construction Company, Ltd. (I)	104,261	53,082
Dynamic Electronics Company, Ltd. (I)	159,762	75,508
E Ink Holdings, Inc. (I)	150,000	68,496
E.Sun Financial Holding Company, Ltd.	4,959,594	3,073,081
Eastern Media International Corp.	624,608	217,835
Edimax Technology Company, Ltd.	53,404	21,135
Edison Opto Corp.	62,000	50,902
Elite Material Company	113,000	144,905
Elitegroup Computer Systems Company, Ltd.	454,104	378,487
ENG Electric Company, Ltd.	46,000	27,499
EnTie Commercial Bank	53,000	26,764
Episil Holdings, Inc. (I)	70,000	32,885
Epistar Corp.	699,312	1,383,939
Etron Technology, Inc. (I)	26,000	15,248
Eva Airways Corp. (I)	567,000	395,215
Everest Textile Company, Ltd. (I)	230,000	114,329
Evergreen International Storage
& Transport Corp.	353,600	204,635
Evergreen Marine Corp Taiwan, Ltd. (I)	1,571,291	1,107,942
Excelsior Medical Company, Ltd.	70,200	113,360
Far Eastern Department Stores Company, Ltd.	342,720	304,358
Far Eastern International Bank	2,051,220	680,502
Far Eastern New Century Corp.	688,480	680,953
Farglory FTZ Investment
Holding Company, Ltd. (I)	45,000	29,467
Farglory Land Development Company, Ltd.	110,530	131,417
Federal Corp.	630,528	377,779
First Copper Technology Company, Ltd.	356,000	112,734
First Financial Holding Company, Ltd.	5,041,619	2,956,300
First Insurance Company, Ltd.	193,475	95,235
First Steamship Company, Ltd. (I)	249,104	140,617
Forhouse Corp. (I)	323,099	148,680
Formosa Advanced
Technologies Company, Ltd.	24,000	17,177
Formosa Chemicals & Fibre Corp.	109,000	229,765
Formosa Oilseed Processing	75,578	50,631
Formosa Taffeta Company, Ltd.	766,000	755,797
Formosan Rubber Group, Inc.	272,000	282,815
Formosan Union Chemical	280,940	108,889
Fortune Electric Company, Ltd.	35,000	17,352
Founding Construction &
Development Company, Ltd.	98,443	62,727
Foxconn Technology Company, Ltd.	193,200	519,104
Foxlink Image Technology Company, Ltd.	67,000	41,198
Froch Enterprise Company, Ltd. (I)	41,000	17,788
FSP Technology, Inc.	72,229	59,249
Fubon Financial Holding Company, Ltd.	3,952,649	6,291,544
Fullerton Technology Company, Ltd.	86,460	70,881
Fulltech Fiber Glass Corp.	149,616	53,900
Fwusow Industry Company, Ltd.	179,216	86,370
G Shank Enterprise Company, Ltd.	40,535	34,712
G Tech Optoelectronics Corp. (I)	60,000	55,018
Gallant Precision Machining Company, Ltd.	66,000	24,953
Gemtek Technology Corp.	199,697	150,073
Genesis Photonics, Inc. (I)	160,240	84,996
Getac Technology Corp.	460,000	240,360
Giantplus Technology Company, Ltd. (I)	30,000	11,570
Giga Solution Tech Company, Ltd.	19,000	12,588
Gigabyte Technology Company, Ltd.	250,000	290,200

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Gintech Energy Corp. (I)	258,349	$188,418
Global Brands Manufacture, Ltd. (I)	171,806	55,000
Global Lighting Technologies, Inc.	23,000	30,928
Globe Union Industrial Corp.	96,750	48,767
Gloria Material Technology Corp.	283,350	195,526
Gold Circuit Electronics, Ltd. (I)	666,204	373,335
Goldsun Development &
Construction Company, Ltd. (I)	1,644,714	574,819
Grand Pacific Petrochemical Corp.	783,000	416,940
Great Wall Enterprise Company, Ltd.	88,400	76,852
Green Energy Technology, Inc. (I)	221,194	142,516
GTM Corp. (I)	159,000	103,835
Hannstar Board Corp. (I)	128,759	54,641
HannStar Display Corp.	2,630,842	651,133
Harvatek Corp.	131,521	75,075
Hey Song Corp.	177,000	211,301
Ho Tung Chemical Corp. (I)	892,229	310,434
Hocheng Corp.	424,500	141,336
Holy Stone Enterprise Company, Ltd.	118,300	154,194
Hong TAI Electric Industrial	351,000	114,193
Horizon Securities Company, Ltd.	223,000	63,842
Hsin Kuang Steel Company, Ltd.	312,085	178,454
Hsing TA Cement Company, Ltd.	435,000	183,247
HTC Corp. (I)	248,000	1,106,910
Hua Eng Wire & Cable Company, Ltd.	923,000	298,607
Hua Nan Financial Holdings Company, Ltd.	2,797,498	1,564,536
Huang Hsiang Construction Company	35,000	53,268
Hung Ching Development &
Construction Company, Ltd.	173,000	113,438
Hung Poo Real Estate Development Corp.	123,000	98,787
Hung Sheng Construction Company, Ltd.	615,200	394,579
I-Chiun Precision Industry Company, Ltd.	98,000	59,466
Ichia Technologies, Inc.	248,180	244,320
Infortrend Technology, Inc.	118,000	66,084
Innolux Corp.	6,278,561	3,034,501
Inventec Corp.	284,000	189,939
ITE Technology, Inc.	7,913	9,460
J Touch Corp. (I)	37,000	20,863
Janfusun Fancyworld Corp. (I)	15,071	2,376
Jess-Link Products Company, Ltd.	57,000	55,543
Jih Sun Financial Holdings Co Ltd.	92,333	24,282
K Laser Technology, Inc.	82,214	43,360
Kang Na Hsiung Enterprise Company, Ltd.	105,000	45,126
Kaulin Manufacturing Company, Ltd.	202,710	158,072
Kenmec Mechanical
Engineering Company, Ltd.	44,000	19,746
King Yuan Electronics Company, Ltd.	1,141,796	910,965
King’s Town Bank	421,000	436,148
King’s Town Construction Company, Ltd. (I)	15,000	13,198
Kinko Optical Company, Ltd.	36,000	25,648
Kinpo Electronics, Inc. (I)	1,416,269	651,387
KS Terminals, Inc.	37,000	44,554
Kuoyang Construction Company, Ltd.	52,335	24,181
Kwong Fong Industries	537,040	289,881
KYE System Corp.	222,382	84,861
L&K Engineering Company, Ltd.	74,000	57,662
LAN FA Textile	188,863	59,003
LCY Chemical Corp.	19,000	9,998
Leader Electronics, Inc.	51,000	19,613
Lealea Enterprise Company, Ltd. (I)	1,089,124	314,596
LEE CHI Enterprises Company, Ltd.	118,000	53,434
Leofoo Development Company, Ltd. (I)	125,969	46,786
LES Enphants Company, Ltd. (I)	64,000	35,752

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Li Peng Enterprise Company, Ltd. (I)	729,600	$278,763
Lien Hwa Industrial Corp.	776,414	502,264
Lingsen Precision Industries, Ltd.	372,481	171,056
Lite-On Semiconductor Corp.	171,693	121,002
Lite-On Technology Corp.	1,783,344	2,037,254
Long Chen Paper Company, Ltd.	881,307	401,392
Lotes Company, Ltd.	32,000	146,237
Lucky Cement Corp.	390,000	126,437
Macronix International (I)	3,734,001	816,283
Marketech International Corp.	82,000	61,340
Masterlink Securities Corp.	716,496	225,678
Mayer Steel Pipe Corp.	321,379	143,339
Mega Financial Holding Company, Ltd.	5,806,098	4,479,357
Meiloon Industrial Company, Ltd.	107,684	41,963
Mercuries & Associates, Ltd.	56,000	35,618
Mercuries Life Insurance Company, Ltd. (I)	41,164	21,979
Micro-Star International Company, Ltd.	970,264	1,038,761
Mitac Holdings Corp.	446,978	329,439
Mosel Vitelic, Inc. (I)	286,758	69,861
Nan Ya Printed Circuit Board Corp. (I)	87,000	113,550
Nantex Industry Company, Ltd.	33,852	17,175
Nien Hsing Textile Company, Ltd.	449,000	396,665
Nishoku Technology, Inc.	6,000	8,323
Optimax Technology Corp. (I)	103,000	19,509
OptoTech Corp.	305,000	128,425
P-Two Industries, Inc. (I)	14,000	5,785
Pacific Construction Company, Ltd.	89,289	39,484
Pan Jit International, Inc. (I)	249,000	117,294
Pan-International Industrial Corp.	32,481	20,096
Paragon Technologies Company, Ltd.	28,904	43,135
Pegatron Corp.	1,381,660	3,158,112
Phihong Technology Company, Ltd.	152,000	84,886
Plotech Company, Ltd.	30,000	11,301
Pou Chen Corp.	341,348	411,618
Powercom Company, Ltd. (I)	85,600	13,139
Powertech Technology, Inc. (I)	519,000	883,107
President Securities Corp.	564,285	295,931
Prime Electronics Satellitics, Inc.	50,000	22,332
Prince Housing & Development Corp.	275,555	110,043
Prodisc Technology, Inc. (I)	762,000	0
Qisda Corp. (I)	1,550,280	704,626
Qualipoly Chemical Corp.	21,000	16,270
Quanta Storage, Inc.	131,000	145,889
Quintain Steel Company, Ltd. (I)	361,602	70,141
Radium Life Tech Company, Ltd.	406,211	228,161
Ralec Electronic Corp.	41,335	72,096
Rexon Industrial Corp., Ltd.	63,456	21,394
Rich Development Company, Ltd.	131,000	57,859
Ritek Corp. (I)	3,713,029	445,208
Ruentex Development Company, Ltd.	104,000	164,380
Ruentex Industries, Ltd.	203,000	425,691
Sampo Corp.	902,338	361,593
Sheng Yu Steel Company, Ltd.	169,000	108,169
ShenMao Technology, Inc.	13,000	13,368
Shih Wei Navigation Company, Ltd.	54,039	31,331
Shihlin Electric & Engineering Corp.	41,000	51,096
Shin Kong Financial Holding Company, Ltd.	5,375,680	1,522,690
Shin Zu Shing Company, Ltd.	51,000	115,595
Shinkong Insurance Company, Ltd.	142,000	111,380
Shinkong Synthetic Fibers Corp.	2,221,239	762,455
Shuttle, Inc.	112,000	31,944
Sigurd Microelectronics Corp.	341,293	328,850
Silicon Integrated Systems Corp. (I)	440,000	124,753

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Silitech Technology Corp.	25,420	$18,607
Singatron Enterprise Company, Ltd.	17,000	6,827
Sino-American Silicon Products, Inc.	300,000	519,277
Sinon Corp.	368,650	187,745
SinoPac Financial Holdings Company, Ltd.	6,929,016	2,839,393
Siward Crystal Technology Company, Ltd.	64,213	43,969
Solar Applied Materials Technology Company	38,000	29,959
Solartech Energy Corp. (I)	149,624	98,285
Solomon Technology Corp. (I)	82,421	52,652
Solytech Enterprise Corp. (I)	72,000	20,616
Southeast Cement Company, Ltd.	295,000	158,511
Spirox Corp.	127,068	77,373
Sunplus Technology Company, Ltd. (I)	409,000	163,875
Sunrex Technology Corp.	71,000	44,018
Supreme Electronics Company, Ltd.	198,672	105,260
Sweeten Construction Company, Ltd.	38,586	21,861
TA Chen Stainless Pipe	565,788	371,558
Ta Chong Bank, Ltd. (I)	2,456,611	818,060
Ta Chong Securities Company, Ltd.	51,000	17,607
Ta Ya Electric Wire & Cable Company, Ltd.	928,436	188,806
TA-I Technology Company, Ltd.	75,823	42,766
Tah Hsin Industrial Company, Ltd.	195,300	178,796
Taichung Commercial Bank	2,340,591	757,161
Tainan Enterprises Company, Ltd.	194,250	160,543
Tainan Spinning Company, Ltd.	1,253,197	733,941
Taishin Financial Holdings Company, Ltd.	8,275,400	3,397,179
Taisun Enterprise Company, Ltd. (I)	73,032	27,610
Taita Chemical Company, Ltd. (I)	140,028	43,723
Taiwan Business Bank (I)	3,389,081	981,836
Taiwan Cement Corp.	2,096,983	2,866,705
Taiwan Cogeneration Corp.	359,434	278,013
Taiwan Cooperative Financial
Holding Company, Ltd.	4,843,096	2,489,663
Taiwan Fertilizer Company, Ltd.	352,000	620,495
Taiwan Fire & Marine Insurance Company	6,000	4,219
Taiwan FU Hsing Industrial Company, Ltd.	45,000	43,010
Taiwan Glass Industrial Corp.	142,000	110,436
Taiwan Hopax Chemicals
Manufacturing Company, Ltd.	10,200	6,992
Taiwan Kolin Company, Ltd. (I)	327,000	0
Taiwan Land Development Corp.	559,511	203,042
Taiwan Mask Corp.	407,150	131,014
Taiwan Navigation Company, Ltd.	49,000	33,645
Taiwan PCB Techvest Company, Ltd.	78,000	126,738
Taiwan Pulp & Paper Corp. (I)	417,640	151,936
Taiwan Semiconductor Company, Ltd.	11,000	10,922
Taiwan Surface Mounting
Technology Company, Ltd.	24,024	31,673
Taiwan TEA Corp.	546,000	314,439
Taiwan Union Technology Corp.	65,000	54,504
Taiyen Biotech Company, Ltd.	230,137	179,740
Tatung Company, Ltd. (I)	2,366,200	666,199
Teco Electric & Machinery Company, Ltd.	1,870,000	1,768,204
Tex-Ray Industrial Company, Ltd.	91,800	39,256
The Ambassador Hotel	54,000	48,460
Tong Yang Industry Company, Ltd.	192,627	221,664
Tong-Tai Machine & Tool Company, Ltd.	120,185	106,961
Topoint Technology Company, Ltd.	70,212	62,728
TPK Holding Company, Ltd.	29,000	172,008
Transasia Airways Corp.	48,000	19,328
Tripod Technology Corp.	15,000	29,270
Tung Ho Steel Enterprise Corp.	266,000	206,939
TYC Brother Industrial Company, Ltd. (I)	131,511	86,296

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Tycoons Group Enterprise Company, Ltd. (I)	367,768	$69,576
Tyntek Corp. (I)	138,567	59,656
TZE Shin International Company, Ltd.	50,698	18,749
Unimicron Technology Corp.	1,112,000	842,249
Union Bank of Taiwan (I)	895,127	291,880
Unitech Computer Company, Ltd.	158,039	88,930
Unitech Printed Circuit Board Corp.	717,975	297,531
United Integrated Services Company, Ltd.	64,000	61,086
United Microelectronics Corp.	10,685,794	4,960,049
Universal Cement Corp.	749,090	610,254
Unizyx Holding Corp.	377,000	210,343
UPC Technology Corp.	956,156	340,639
USI Corp.	154,000	84,818
Ve Wong Corp.	93,993	70,591
Wafer Works Corp. (I)	296,887	143,828
Wah Hong Industrial Corp.	7,988	8,250
Wah Lee Industrial Corp.	76,000	131,484
Walsin Lihwa Corp. (I)	2,105,000	660,226
Walsin Technology Corp. (I)	858,044	327,609
Walton Advanced Engineering, Inc.	229,584	106,201
Wan Hai Lines, Ltd.	149,050	129,829
Waterland Financial Holding Company, Ltd.	2,802,399	740,127
Ways Technical Corp., Ltd. (I)	17,000	13,626
WEI Chih Steel Industrial Company, Ltd. (I)	100,000	12,689
Wei Mon Industry Company, Ltd. (I)	211,815	60,222
Well Shin Technology Company, Ltd.	30,000	46,314
Winbond Electronics Corp. (I)	2,316,000	786,545
Wintek Corp. (I)	543,000	31,444
Wistron Corp.	1,965,052	1,770,304
WT Microelectronics Company, Ltd.	82,434	120,685
WUS Printed Circuit Company, Ltd.	520,000	229,144
Yageo Corp.	582,022	933,785
Yang Ming Marine Transport Corp. (I)	786,500	416,751
YC Company, Ltd.	188,587	96,666
YC INOX Company, Ltd.	58,000	44,429
YeaShin International
Development Company, Ltd.	28,775	17,092
YFY, Inc.	1,678,202	721,474
Yi Jinn Industrial Company, Ltd.	313,904	81,436
Yieh Phui Enterprise Company, Ltd.	1,810,870	522,623
Young Fast Optoelectronics Company, Ltd. (I)	103,000	72,188
Yuanta Financial Holdings Company, Ltd.	4,944,297	2,398,124
Yufo Electronics Company, Ltd.	12,000	7,310
Yulon Motor Company, Ltd.	653,000	955,622
Zenitron Corp.	150,000	82,285
Zig Sheng Industrial Company, Ltd.	352,908	101,365
Zinwell Corp.	112,000	112,888
ZongTai Real Estate
Development Company, Ltd.	51,000	31,058
		131,325,525
Thailand - 3.1%
A.J. Plast PCL (I)	117,500	31,607
AAPICO Hitech PCL	144,720	60,703
AP Thailand PCL	1,184,370	214,195
Asia Plus Securities PCL	74,100	9,189
Bangkok Bank PCL	188,000	1,104,238
Bangkok Bank PCL, Foreign Shares	30,100	178,827
Bangkok Expressway PCL	565,700	679,184
Bangkok Insurance PCL	4,550	50,617
Banpu PCL	1,122,000	849,173
Cal-Comp Electronics Thailand PCL	1,955,512	166,427
Eastern Water Resources Development &
Management PCL	143,600	47,139

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
Esso Thailand PCL (I)(L)	1,389,900	$193,488
G J Steel PCL (I)	58,717,750	107,084
G Steel PCL (I)	3,947,700	16,799
Hana Microelectronics PCL	328,800	379,769
IRPC PCL (L)	5,208,900	484,475
KGI Securities Thailand PCL	566,200	59,546
Kiatnakin Bank PCL	434,200	521,304
Krung Thai Bank PCL (L)	2,764,100	1,907,145
Krungthai Card PCL	11,700	22,760
MBK PCL	418,000	185,495
Padaeng Industry PCL	46,900	23,094
Polyplex PCL (I)	266,900	78,691
Pranda Jewelry PCL	214,300	37,779
Precious Shipping PCL	322,600	133,354
Property Perfect PCL (I)	1,534,900	54,118
PTT Exploration & Production PCL	387,300	1,318,468
PTT Global Chemical PCL	1,078,300	1,679,723
PTT PCL	877,100	8,637,702
Regional Container Lines PCL (I)	582,300	149,557
Saha-Union PCL	204,000	248,024
Sahaviriya Steel Industries PCL (I)	9,648,400	85,047
Sansiri PCL	3,683,466	190,331
SC Asset Corp. PCL	1,517,063	159,545
Siam Future Development PCL	159,076	30,220
Siamgas & Petrochemicals PCL	121,600	35,112
Somboon Advance Technology PCL	68,200	33,582
Sri Trang Agro-Industry PCL	518,700	201,804
Srithai Superware PCL	283,000	20,644
Tata Steel Thailand PCL (I)	5,227,800	119,175
Thai Airways International PCL (I)(L)	952,800	422,823
Thai Carbon Black PCL	44,000	34,438
Thai Oil PCL	584,700	746,426
Thai Stanley Electric PCL	700	4,298
Thanachart Capital PCL	811,900	783,521
The Bangchak Petroleum PCL	805,100	776,958
Thitikorn PCL	59,000	16,229
Thoresen Thai Agencies PCL (I)	796,541	409,165
TMB Bank PCL	9,443,800	838,173
TPI Polene PCL (L)	13,026,000	677,035
Vanachai Group PCL	1,128,720	259,022
Vinythai PCL	276,900	82,902
		25,556,124
Turkey - 2.2%
Adana Cimento Sanayii TAS, Class A	60,198	140,783
Akbank TAS	569,283	2,101,899
Akenerji Elektrik Uretim AS (I)	150,806	82,294
Akfen Holding AS	42,353	85,065
Aksa Akrilik Kimya Sanayi AS	104,930	333,379
Alarko Holding AS (L)	100,330	191,139
Albaraka Turk Katilim Bankasi AS	47,374	35,237
Anadolu Anonim Tuerk Sigorta Sirketi (I)(L)	360,610	218,723
Anadolu Cam Sanayii AS	133,951	114,566
Asya Katilim Bankasi AS (I)	371,165	104,391
Aygaz AS	78,512	329,306
Baticim Bati Anadolu Cimento Sanayii AS	16,440	51,346
Borusan Mannesmann Boru Sanayi ve
Ticaret AS	66,572	210,134
Deva Holding AS (I)	47,695	42,736
Dogan Sirketler Grubu Holdings AS (I)	1,464,692	474,342
Eczacibasi Yatirim Holding Ortakligi AS (L)	27,948	75,985
EGE Seramik Sanayi ve Ticaret AS	19,278	33,300
EIS Eczacibasi Ilac ve Sinai ve Finansal
Yatirimlar Sanayi ve Ticaret AS	268,690	266,433

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Turkey (continued)
Gentas Genel Metal Sanayi ve Ticaret AS	70,980	$50,576
Global Yatirim Holding AS (I)	380,889	229,577
Goldas Kuyumculuk Sanayi Ithalat ve
Ihracat AS (I)	54,846	4,934
GSD Holding AS (I)(L)	418,949	258,952
Hurriyet Gazetecilik AS (I)(L)	291,507	106,938
Ihlas Holding AS (I)	481,506	63,874
Ipek Dogal Enerji Kaynaklari Ve Uretim AS (I)	52,948	35,404
Is Finansal Kiralama AS	99,843	40,481
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class A (I)	6,361	6,717
KOC Holdings AS	175,409	927,639
Menderes Tekstil Sanayi ve Ticaret AS (I)	171,704	58,778
Metro Ticari ve Mali Yatirimlar Holding AS (I)	200,802	56,787
Parsan Makina Parcalari (I)(L)	48,236	100,594
Pinar Entegre Et ve Un Sanayi AS	36,324	141,761
Sarkuysan Elektrolitik Bakir Sanayi ve
Ticaret AS	168,256	222,818
Sasa Polyester Sanayi AS (I)	105,156	87,607
Sekerbank TAS (I)	531,398	416,654
Selcuk Ecza Deposu Ticaret ve Sanayi AS	50,128	46,125
Soda Sanayii AS	102,067	186,374
Tekfen Holding AS (I)(L)	118,224	292,173
Tekstil Bankasi AS (I)(L)	84,007	67,514
Trakya Cam Sanayi AS	447,577	658,424
Turcas Petrol AS	47,466	50,797
Turk Hava Yollari (I)	159,792	656,580
Turkiye Garanti Bankasi AS	230,747	926,942
Turkiye Halk Bankasi AS	166,967	989,043
Turkiye Is Bankasi, Class C	1,028,262	2,956,684
Turkiye Sinai Kalkinma Bankasi AS	868,913	747,661
Turkiye Sise ve Cam Fabrikalari AS	472,071	733,200
Turkiye Vakiflar Bankasi Tao, Class D	610,015	1,268,771
Uzel Makina Sanayii AS (I)	22,930	0
Yapi ve Kredi Bankasi AS	397,319	827,391
		18,108,828
Ukraine - 0.0%
Kernel Holding SA (I)(L)	25,996	207,282
TOTAL COMMON STOCKS (Cost $825,605,912)		$799,339,455
PREFERRED SECURITIES - 3.0%
Brazil - 2.9%
Banco ABC Brasil SA	74,156	378,950
Banco Daycoval SA	88,000	277,542
Banco do Estado do Rio Grande do Sul SA,
B Shares	16,600	91,118
Banco Industrial e Comercial SA (I)	155,800	337,225
Banco Pan SA (I)	21,392	18,947
Banco Pine SA	38,200	92,547
Banco Sofisa SA	50,400	48,525
Braskem SA, A Shares	16,800	110,549
Cia Ferro Ligas da Bahia - Ferbasa	98,024	319,645
Eucatex SA Industria e Comercio (I)	45,078	54,833
Forjas Taurus SA (I)	19,105	3,348
Gerdau SA	201,057	722,134
Parana Banco SA	21,400	84,665
Petroleo Brasileiro SA	658,968	2,486,532
Petroleo Brasileiro SA, ADR	961,096	7,285,108
Randon Participacoes SA	16,300	29,324
Suzano Papel e Celulose SA, A Shares	229,200	967,522
Unipar Carbocloro SA	767,100	136,675

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Brazil (continued)
Usinas Siderurgicas de Minas Gerais SA,
A Shares (I)	283,685	$538,571
Vale SA	1,446,277	10,444,468
		24,428,228
Colombia - 0.1%
Grupo de Inversiones Suramericana SA	48,323	803,181
TOTAL PREFERRED SECURITIES (Cost $53,639,160)		$25,231,409
RIGHTS - 0.0%
Cia Sud Americana De Vapores SA (I)(N)	1,741,236	5,738
DGB Financial Group, Inc. (Expiration Date:
01/13/2015; Strike Price: KRW 10,150.00) (I)	25,381	26,555
Fertilizantes Heringer SA (I)(N)	2,640	10
TOTAL RIGHTS (Cost $0)		$32,303
WARRANTS - 0.0%
Golden Meditech Holdings, Ltd. (Expiration
Date: 07/30/2015; Strike Price:
HKD 1.40) (I)	116,034	1,212
HKC Holdings (Expiration Date: 10/15/2015;
Strike Price: HKD 0.17) (I)	267,604	1,656
Sansiri PCL (Expiration Date: 11/24/2017;
Strike Price: THB 2.50) (I)	920,866	8,677
TOTAL WARRANTS (Cost $0)		$11,545
SECURITIES LENDING COLLATERAL - 5.8%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	4,758,359	47,610,239
TOTAL SECURITIES LENDING
COLLATERAL (Cost $47,612,051)		$47,610,239
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
State Street Institutional Liquid Reserves
Fund, 0.0718% (Y)	494,117	494,117
TOTAL SHORT-TERM INVESTMENTS (Cost $494,117)		$494,117
Total Investments (Emerging Markets Value Trust)
(Cost $927,351,240) - 105.5%		$872,719,068
Other assets and liabilities, net - (5.5%)		(45,330,257)
TOTAL NET ASSETS - 100.0%		$827,388,811

Equity-Income Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 93.7%
Consumer discretionary - 11.8%
Auto components - 0.6%
Johnson Controls, Inc.	267,700	$12,940,616
Automobiles - 1.1%
Ford Motor Company	662,300	10,265,650
General Motors Company	309,198	10,794,101
		21,059,751
Distributors - 0.7%
Genuine Parts Company	131,000	13,960,670

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure - 1.2%
Carnival Corp.	432,900	$19,623,357
McDonald’s Corp.	53,800	5,041,060
		24,664,417
Household durables - 0.1%
Whirlpool Corp.	11,100	2,150,514
Leisure products - 1.0%
Mattel, Inc.	672,075	20,797,361
Media - 3.9%
Cablevision Systems Corp., Class A (L)	492,400	10,163,136
Comcast Corp., Class A	171,000	9,919,710
News Corp., Class A (I)	384,900	6,039,081
Pearson PLC	315,196	5,821,083
The Madison Square Garden, Inc., Class A (I)	34,100	2,566,366
The New York Times Company, Class A	428,700	5,667,414
The Walt Disney Company	111,900	10,539,861
Time Warner, Inc.	302,300	25,822,466
		76,539,117
Multiline retail - 2.0%
Kohl’s Corp.	378,000	23,073,120
Macy’s, Inc.	247,900	16,299,425
		39,372,545
Specialty retail - 0.9%
Staples, Inc.	934,100	16,925,892
Tiffany & Company	14,900	1,592,214
		18,518,106
Textiles, apparel and luxury goods - 0.3%
Coach, Inc.	137,700	5,172,012
		235,175,109
Consumer staples - 4.2%
Beverages - 0.8%
PepsiCo, Inc.	167,000	15,791,520
Food products - 2.3%
Archer-Daniels-Midland Company	425,300	22,115,600
Campbell Soup Company	216,500	9,526,000
ConAgra Foods, Inc.	64,600	2,343,688
Kellogg Company	51,100	3,343,984
McCormick & Company, Inc.	110,200	8,187,860
		45,517,132
Household products - 0.8%
The Clorox Company	155,700	16,225,497
Personal products - 0.3%
Avon Products, Inc.	700,900	6,581,451
		84,115,600
Energy - 12.3%
Energy equipment and services - 1.2%
Diamond Offshore Drilling, Inc. (L)	244,700	8,982,937
Schlumberger, Ltd.	160,400	13,699,764
		22,682,701
Oil, gas and consumable fuels - 11.1%
Anadarko Petroleum Corp.	146,000	12,045,000
Apache Corp.	468,700	29,373,429
BP PLC, ADR	237,875	9,067,795
Chevron Corp.	333,500	37,412,030
ConocoPhillips	110,000	7,596,600
CONSOL Energy, Inc.	415,900	14,061,579
Exxon Mobil Corp.	384,200	35,519,290

Equity-Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Hess Corp.	351,500	$25,947,730
Murphy Oil Corp.	327,100	16,525,092
Royal Dutch Shell PLC, ADR, Class A	388,000	25,976,600
Talisman Energy, Inc.	970,900	7,602,147
		221,127,292
		243,809,993
Financials - 19.3%
Banks - 11.5%
Bank of America Corp.	1,939,793	34,702,897
JPMorgan Chase & Company	859,175	53,767,172
Regions Financial Corp.	686,800	7,252,608
SunTrust Banks, Inc.	511,200	21,419,280
The PNC Financial Services Group, Inc.	334,600	30,525,558
U.S. Bancorp	816,400	36,697,180
Wells Fargo & Company	805,300	44,146,546
		228,511,241
Capital markets - 1.0%
Northern Trust Corp.	302,100	20,361,540
The Bank of New York Mellon Corp.	13,524	548,669
		20,910,209
Consumer finance - 1.1%
American Express Company	227,500	21,166,600
Insurance - 4.0%
Loews Corp.	318,100	13,366,562
Marsh & McLennan Companies, Inc.	510,300	29,209,572
MetLife, Inc.	251,100	13,581,999
Sun Life Financial, Inc. (L)	213,800	7,709,628
The Chubb Corp.	97,300	10,067,631
Willis Group Holdings PLC	133,900	6,000,059
		79,935,451
Real estate investment trusts - 1.7%
Digital Realty Trust, Inc.	143,400	9,507,420
Rayonier, Inc.	267,900	7,485,126
Weyerhaeuser Company	463,500	16,635,015
		33,627,561
		384,151,062
Health care - 6.6%
Health care providers and services - 0.7%
Quest Diagnostics, Inc.	200,700	13,458,942
Pharmaceuticals - 5.9%
Bristol-Myers Squibb Company	417,525	24,646,501
GlaxoSmithKline PLC	425,125	9,120,461
Johnson & Johnson	307,700	32,176,189
Merck & Company, Inc.	441,550	25,075,625
Pfizer, Inc.	849,035	26,447,440
		117,466,216
		130,925,158
Industrials - 13.1%
Aerospace and defense - 2.3%
Honeywell International, Inc.	234,100	23,391,272
The Boeing Company	169,200	21,992,616
		45,383,888
Air freight and logistics - 1.2%
United Parcel Service, Inc., Class B	210,300	23,379,051
Building products - 1.0%
Masco Corp.	483,500	12,184,200

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Building products (continued)
USG Corp. (I)(L)	252,300	$7,061,877
		19,246,077
Electrical equipment - 1.5%
Eaton Corp. PLC	144,904	9,847,676
Emerson Electric Company	341,600	21,086,968
		30,934,644
Industrial conglomerates - 2.7%
General Electric Company	2,104,800	53,188,296
Machinery - 4.4%
Deere & Company	167,100	14,783,337
Flowserve Corp.	16,700	999,161
Illinois Tool Works, Inc.	337,200	31,932,840
Joy Global, Inc.	215,900	10,043,668
Stanley Black & Decker, Inc.	181,300	17,419,304
Xylem, Inc.	347,248	13,219,731
		88,398,041
		260,529,997
Information technology - 11.4%
Communications equipment - 3.3%
Cisco Systems, Inc.	725,900	20,190,909
Harris Corp.	274,500	19,714,590
Motorola Solutions, Inc.	50,200	3,367,416
QUALCOMM, Inc.	289,800	21,540,834
		64,813,749
Electronic equipment, instruments and components - 0.9%
Corning, Inc.	815,500	18,699,415
IT services - 1.7%
Computer Sciences Corp.	155,324	9,793,178
International Business Machines Corp.	102,300	16,413,012
The Western Union Company	451,400	8,084,574
		34,290,764
Semiconductors and semiconductor equipment - 2.6%
Analog Devices, Inc.	243,300	13,508,016
Applied Materials, Inc.	845,500	21,069,860
Texas Instruments, Inc.	307,500	16,440,488
		51,018,364
Software - 1.3%
CA, Inc.	187,500	5,709,375
Microsoft Corp.	414,925	19,273,266
		24,982,641
Technology hardware, storage and peripherals - 1.6%
Apple, Inc.	117,200	12,936,536
Dell, Inc. (I)	1,271,400	18,706,542
		31,643,078
		225,448,011
Materials - 5.0%
Chemicals - 1.1%
E.I. du Pont de Nemours & Company	176,100	13,020,834
Potash Corp. of Saskatchewan, Inc.	249,800	8,822,936
		21,843,770
Construction materials - 0.8%
Vulcan Materials Company	230,500	15,150,765
Containers and packaging - 0.6%
MeadWestvaco Corp.	266,100	11,812,179

Equity-Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining - 1.2%
Newmont Mining Corp.	409,200	$7,733,880
Nucor Corp.	336,100	16,485,705
		24,219,585
Paper and forest products - 1.3%
International Paper Company	489,700	26,238,126
		99,264,425
Telecommunication services - 3.6%
Diversified telecommunication services - 3.4%
AT&T, Inc.	813,349	27,320,393
CenturyLink, Inc.	295,017	11,676,773
Telefonica SA	584,963	8,398,618
Verizon Communications, Inc.	344,200	16,101,676
Verizon Communications, Inc.	64,085	2,984,346
		66,481,806
Wireless telecommunication services - 0.2%
Vodafone Group PLC	1,120,204	3,840,761
		70,322,567
Utilities - 6.4%
Electric utilities - 4.7%
Duke Energy Corp.	309,619	25,865,571
Entergy Corp.	260,400	22,779,792
Exelon Corp.	469,800	17,420,184
FirstEnergy Corp.	366,600	14,293,734
Xcel Energy, Inc.	392,600	14,102,192
		94,461,473
Independent power and renewable electricity producers - 0.4%
AES Corp.	514,700	7,087,419
Multi-utilities - 1.3%
NiSource, Inc.	612,600	25,986,492
		127,535,384
TOTAL COMMON STOCKS (Cost $1,235,816,903)		$1,861,277,306
SECURITIES LENDING COLLATERAL - 1.2%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	2,361,947	23,632,699
TOTAL SECURITIES LENDING
COLLATERAL (Cost $23,634,020)		$23,632,699
SHORT-TERM INVESTMENTS - 6.2%
Money market funds - 6.2%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	880,915	880,915
T. Rowe Price Reserve Investment
Fund, 0.0662% (Y)	123,576,162	123,576,162
TOTAL SHORT-TERM INVESTMENTS (Cost $124,457,077)		$124,457,077
Total Investments (Equity-Income Trust)
(Cost $1,383,908,000) - 101.1%		$2,009,367,082
Other assets and liabilities, net - (1.1%)		(22,473,427)
TOTAL NET ASSETS - 100.0%		$1,986,893,655

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Financial Industries Trust (formerly known as Financial Services Trust)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.2%
Financials - 98.0%
Banks - 55.8%
Bank of America Corp.	366,256	$6,552,319
Bank of Marin Bancorp, Class A	4,058	213,410
Bankwell Financial Group, Inc. (I)	21,145	444,045
Barclays PLC, ADR	311,156	4,670,452
BB&T Corp.	55,474	2,157,384
Chemical Financial Corp.	25,936	794,679
CIT Group, Inc.	58,472	2,796,716
Citigroup, Inc.	118,712	6,423,506
Danske Bank A/S	99,329	2,685,443
East West Bancorp, Inc.	71,122	2,753,133
Fifth Third Bancorp	95,693	1,949,745
Flushing Financial Corp.	43,445	880,630
Glacier Bancorp, Inc.	103,603	2,877,055
Great Western Bancorp, Inc. (I)	32,051	730,442
Green Bancorp, Inc. (I)	26,001	313,052
Independent Bank Corp.	28,748	375,161
Independent Bank Corp. (MA)	14,185	607,260
JPMorgan Chase & Company	99,630	6,234,845
M&T Bank Corp.	10,951	1,375,665
MB Financial, Inc.	22,367	734,980
Nordea Bank AB	32,888	380,704
Regions Financial Corp.	239,672	2,530,936
Royal Bank of Scotland Group PLC, ADR (I)	327,362	3,964,354
Sandy Spring Bancorp, Inc.	21,284	555,087
SKBHC Holdings LLC (I)(R)	516	3,239,103
SpareBank 1 SR-Bank ASA	40,000	280,346
Square 1 Financial, Inc., Class A (I)	15,412	380,676
State Bank Financial Corp.	49,161	982,237
Sun Bancorp, Inc. (I)	33,114	642,412
SunTrust Banks, Inc.	99,980	4,189,162
SVB Financial Group (I)	36,088	4,188,734
Swedbank AB, A Shares	151,105	3,749,055
Talmer Bancorp, Inc., Class A	76,528	1,074,453
The PNC Financial Services Group, Inc.	42,383	3,866,601
Trico Bancshares	27,289	674,038
U.S. Bancorp	156,128	7,017,954
UniCredit SpA	725,459	4,647,009
Union Bankshares Corp.	74,050	1,783,124
Wells Fargo & Company	90,467	4,959,401
Yadkin Financial Corp. (I)	33,417	656,644
Zions Bancorporation	108,813	3,102,259
		98,434,211
Capital markets - 19.7%
American Capital, Ltd. (I)	337,584	4,932,102
Ameriprise Financial, Inc.	46,099	6,096,593
Apollo Global Management LLC, Class A	99,737	2,351,798
Intermediate Capital Group PLC	174,561	1,247,048
Invesco, Ltd.	110,074	4,350,124
KKR & Company LP	162,433	3,770,070
State Street Corp.	26,702	2,096,107
The Blackstone Group LP	210,219	7,111,709
The Carlyle Group LP	99,558	2,737,845
		34,693,396
Consumer finance - 3.1%
Discover Financial Services	83,958	5,498,409
Insurance - 12.6%
ACE, Ltd.	7,837	900,315
American International Group, Inc.	77,369	4,333,438
Assured Guaranty, Ltd.	166,182	4,319,070

Financial Industries Trust (formerly known as Financial Services Trust) (continued)

Shares or
Principal
Amount		Value
COMMON STOCKS (continued)
Insurance (continued)
CNO Financial Group, Inc.	260,509	$4,485,965
Gjensidige Forsikring ASA	66,460	1,084,454
Lincoln National Corp.	51,340	2,960,778
MetLife, Inc.	30,237	1,635,519
The Hartford Financial Services Group, Inc.	58,298	2,430,444
		22,149,983
Real estate investment trusts - 5.8%
DiamondRock Hospitality Company	68,540	1,019,190
Essex Property Trust, Inc.	6,797	1,404,260
FelCor Lodging Trust, Inc.	145,066	1,569,614
General Growth Properties, Inc.	36,187	1,017,940
Monogram Residential Trust, Inc.	99,463	921,027
Rexford Industrial Realty, Inc.	64,604	1,014,929
Simon Property Group, Inc.	18,217	3,317,498
		10,264,458
Thrifts and mortgage finance - 1.0%
First Defiance Financial Corp.	10,826	368,734
HomeStreet, Inc.	27,014	470,314
Hudson City Bancorp, Inc.	45,673	462,211
United Community Financial Corp.	89,958	483,074
		1,784,333
		172,824,790
Information technology - 1.2%
IT services - 1.2%
Visa, Inc., Class A	7,939	2,081,606
TOTAL COMMON STOCKS (Cost $164,625,827)		$174,906,396
WARRANTS - 0.5%
Citigroup, Inc. (Expiration Date: 01/04/2019;
Strike Price: $106.10) (I)	185,654	161,519
Comerica, Inc. (Expiration Date: 11/14/2018;
Strike Price: $29.40) (I)	29,110	523,107
The PNC Financial Services Group, Inc.
(Expiration Date: 12/31/2018; Strike
Price: $67.33) (I)	6,265	156,312
TOTAL WARRANTS (Cost $878,936)		$840,938
SHORT-TERM INVESTMENTS - 0.2%
Repurchase agreement - 0.2%
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $326,000 on 01/02/2015,
collateralized by $320,000 Federal Home
Loan Bank, 2.750% due 06/08/2018 (valued
at $334,016, including interest)	$326,000	$326,000
TOTAL SHORT-TERM INVESTMENTS (Cost $326,000)		$326,000
Total Investments (Financial Industries Trust (formerly known
as Financial Services Trust)) (Cost $165,830,763) - 99.9%		$176,073,334
Other assets and liabilities, net - 0.1%		199,806
TOTAL NET ASSETS - 100.0%		$176,273,140

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Franklin Templeton Founding Allocation Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
Affiliated Investment Companies - 100.0%
Equity - 66.6%
John Hancock Variable Insurance Trust (G) - 66.6%
Global, Series NAV (Templeton)	21,387,914	$418,347,604
Mutual Shares, Series NAV (Franklin)	29,924,528	419,541,888
Fixed income - 33.4%
John Hancock Variable Insurance Trust (G) - 33.4%
Income, Series NAV (Franklin)	35,148,054	419,667,763
		1,257,557,255
TOTAL INVESTMENT COMPANIES (Cost $980,457,835)		$1,257,557,255
Total Investments (Franklin Templeton Founding Allocation
Trust) (Cost $980,457,835) - 100.0%		$1,257,557,255
Other assets and liabilities, net - 0.0%		(54,184)
TOTAL NET ASSETS - 100.0%		$1,257,503,071

Fundamental All Cap Core Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.8%
Consumer discretionary - 25.1%
Hotels, restaurants and leisure - 1.5%
Starbucks Corp.	308,063	$25,276,567
Household durables - 8.1%
Lennar Corp., Class A	1,511,945	67,750,255
NVR, Inc. (I)	25,266	32,222,488
Tempur Sealy International, Inc. (I)	628,068	34,487,214
		134,459,957
Internet and catalog retail - 8.3%
Amazon.com, Inc. (I)	447,072	138,748,795
Specialty retail - 5.4%
CarMax, Inc. (I)	482,322	32,112,999
Group 1 Automotive, Inc.	324,395	29,072,280
Lowe’s Companies, Inc.	409,215	28,153,992
		89,339,271
Textiles, apparel and luxury goods - 1.8%
adidas AG	428,872	29,783,241
		417,607,831
Consumer staples - 2.2%
Beverages - 2.2%
Diageo PLC, ADR	121,296	13,838,661
SABMiller PLC	437,049	22,783,864
		36,622,525
		36,622,525
Energy - 3.4%
Energy equipment and services - 1.5%
National Oilwell Varco, Inc.	200,943	13,167,795
Schlumberger, Ltd.	133,952	11,440,840
		24,608,635
Oil, gas and consumable fuels - 1.9%
Cabot Oil & Gas Corp.	704,098	20,848,342

Fundamental All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Range Resources Corp.	225,404	$12,047,844
		32,896,186
		57,504,821
Financials - 26.6%
Banks - 9.7%
Bank of America Corp.	4,632,572	82,876,713
CIT Group, Inc.	412,724	19,740,589
Citigroup, Inc.	1,099,818	59,511,152
		162,128,454
Capital markets - 11.8%
AllianceBernstein Holding LP	1,847,928	47,731,980
Morgan Stanley	1,366,208	53,008,870
T. Rowe Price Group, Inc.	432,982	37,175,835
The Goldman Sachs Group, Inc.	303,668	58,859,968
		196,776,653
Consumer finance - 1.6%
Santander Consumer USA Holdings, Inc.	1,309,547	25,680,217
Insurance - 3.5%
American International Group, Inc.	1,032,350	57,821,924
		442,407,248
Health care - 5.7%
Biotechnology - 1.9%
Amgen, Inc.	198,886	31,680,551
Health care providers and services - 2.0%
AMN Healthcare Services, Inc. (I)	1,641,030	32,164,188
Health care technology - 0.5%
Castlight Health, Inc., B Shares (I)	753,720	8,818,524
Pharmaceuticals - 1.3%
Theravance, Inc.	1,557,196	22,034,323
		94,697,586
Industrials - 5.9%
Aerospace and defense - 1.5%
TransDigm Group, Inc.	126,415	24,821,585
Electrical equipment - 1.6%
Sensata Technologies Holding NV (I)	509,214	26,687,906
Machinery - 0.3%
The Manitowoc Company, Inc.	237,449	5,247,623
Professional services - 1.0%
IHS, Inc., Class A (I)	136,479	15,542,229
Trading companies and distributors - 1.5%
United Rentals, Inc. (I)	249,406	25,441,906
		97,741,249
Information technology - 25.7%
Communications equipment - 3.5%
QUALCOMM, Inc.	783,684	58,251,232
Internet software and services - 15.2%
Alibaba Group Holding, Ltd., ADR (I)	46,938	4,878,736
Bankrate, Inc. (I)	4,114,253	51,140,165
eBay, Inc. (I)	779,545	43,748,065
Facebook, Inc., Class A (I)	824,138	64,299,247
Google, Inc., Class A (I)	62,762	33,305,283
Google, Inc., Class C (I)	43,883	23,100,011
LinkedIn Corp., Class A (I)	143,163	32,885,973
		253,357,480

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services - 1.4%
Blackhawk Network Holdings, Inc., Class B (I)	601,002	$22,651,765
Software - 1.3%
Workday, Inc., Class A (I)	265,312	21,652,112
Technology hardware, storage and peripherals - 4.3%
EMC Corp.	1,643,311	48,872,069
NetApp, Inc.	556,710	23,075,630
		71,947,699
		427,860,288
Materials - 4.2%
Containers and packaging - 2.0%
Avery Dennison Corp.	634,676	32,926,991
Paper and forest products - 2.2%
Louisiana-Pacific Corp. (I)	2,241,826	37,124,639
		70,051,630
TOTAL COMMON STOCKS (Cost $1,285,211,839)		$1,644,493,178
SHORT-TERM INVESTMENTS - 0.7%
Repurchase agreement - 0.7%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2014 at 0.040% to be
repurchased at $7,817,017 on 01/02/2015,
collateralized by $7,362,887 U.S. Treasury
Inflation Indexed Notes, 0.500% due
04/15/2015 (valued at $7,973,358,
including interest)	$7,817,000	$7,817,000
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $4,436,000 on 01/02/2015
collateralized by $4,590,000 U.S. Treasury
Notes, 0.750% due 02/28/2018 (valued at
$4,527,117, including interest)	4,436,000	4,436,000
		12,253,000
TOTAL SHORT-TERM INVESTMENTS (Cost $12,253,000)		$12,253,000
Total Investments (Fundamental All Cap Core Trust)
(Cost $1,297,464,839) - 99.5%		$1,656,746,178
Other assets and liabilities, net - 0.5%		7,541,351
TOTAL NET ASSETS - 100.0%		$1,664,287,529

Fundamental Large Cap Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.8%
Consumer discretionary - 12.5%
Household durables - 7.5%
Lennar Corp., Class A	1,464,299	$65,615,238
NVR, Inc. (I)	23,519	29,994,486
Tempur Sealy International, Inc. (I)	713,968	39,203,983
		134,813,707
Specialty retail - 2.7%
Lowe’s Companies, Inc.	702,698	48,345,622
Textiles, apparel and luxury goods - 2.3%
adidas AG	603,961	41,942,388
		225,101,717

Fundamental Large Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Consumer staples - 10.2%
Beverages - 5.5%
Diageo PLC, ADR	192,406	$21,951,601
Heineken Holding NV	281,427	17,617,755
PepsiCo, Inc.	317,060	29,981,194
SABMiller PLC	571,913	29,814,479
		99,365,029
Food products - 1.0%
Danone SA	265,217	17,339,372
Household products - 1.4%
The Procter & Gamble Company	276,191	25,158,238
Tobacco - 2.3%
Imperial Tobacco Group PLC	498,880	21,960,450
Philip Morris International, Inc.	227,672	18,543,884
		40,504,334
		182,366,973
Energy - 10.5%
Energy equipment and services - 2.0%
National Oilwell Varco, Inc.	264,414	17,327,049
Weatherford International PLC (I)	1,637,227	18,746,249
		36,073,298
Oil, gas and consumable fuels - 8.5%
Apache Corp.	441,464	27,666,549
Cabot Oil & Gas Corp.	789,384	23,373,660
California Resources Corp. (I)	153,056	843,339
Chevron Corp.	252,029	28,272,613
Exxon Mobil Corp.	196,582	18,174,006
Occidental Petroleum Corp.	543,476	43,809,600
Southwestern Energy Company (I)	384,903	10,504,003
		152,643,770
		188,717,068
Financials - 34.0%
Banks - 17.4%
Bank of America Corp.	5,137,067	91,902,129
CIT Group, Inc.	814,618	38,963,179
Citigroup, Inc.	1,246,180	67,430,800
JPMorgan Chase & Company	1,371,953	85,856,819
Wells Fargo & Company	491,426	26,939,973
		311,092,900
Capital markets - 11.0%
AllianceBernstein Holding LP	1,605,100	41,459,733
Morgan Stanley	1,396,784	54,195,219
State Street Corp.	377,035	29,597,248
The Goldman Sachs Group, Inc.	371,632	72,033,431
		197,285,631
Consumer finance - 1.3%
Santander Consumer USA Holdings, Inc.	1,234,989	24,218,134
Insurance - 4.3%
American International Group, Inc.	1,367,773	76,608,966
		609,205,631
Health care - 6.3%
Biotechnology - 1.3%
Amgen, Inc.	143,245	22,817,496
Health care equipment and supplies - 1.8%
Medtronic, Inc.	450,786	32,546,749

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals - 3.2%
Merck & Company, Inc.	497,874	$28,274,264
Novartis AG, ADR	317,465	29,416,307
		57,690,571
		113,054,816
Industrials - 9.1%
Air freight and logistics - 1.8%
FedEx Corp.	180,588	31,360,912
Electrical equipment - 1.6%
Sensata Technologies Holding NV (I)	558,533	29,272,715
Industrial conglomerates - 4.4%
Danaher Corp.	300,766	25,778,654
General Electric Company	2,123,555	53,662,235
		79,440,889
Trading companies and distributors - 1.3%
United Rentals, Inc. (I)	235,085	23,981,021
		164,055,537
Information technology - 13.4%
Communications equipment - 4.5%
Cisco Systems, Inc.	1,166,112	32,435,405
QUALCOMM, Inc.	639,324	47,520,953
		79,956,358
Software - 3.6%
Microsoft Corp.	665,843	30,928,407
Oracle Corp.	756,699	34,028,754
		64,957,161
Technology hardware, storage and peripherals - 5.3%
Apple, Inc.	514,984	56,843,934
Samsung Electronics Company, Ltd.	31,355	37,696,361
		94,540,295
		239,453,814
Materials - 3.8%
Containers and packaging - 1.4%
Avery Dennison Corp.	478,475	24,823,283
Paper and forest products - 2.4%
Louisiana-Pacific Corp. (I)	2,569,585	42,552,328
		67,375,611
TOTAL COMMON STOCKS (Cost $1,626,041,206)		$1,789,331,167
SHORT-TERM INVESTMENTS - 0.2%
Repurchase agreement - 0.2%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2014 at 0.040% to be
repurchased at $2,128,005 on 01/02/2015,
collateralized by $2,004,378 U.S. Treasury
Inflation Indexed Notes, 0.500% due
04/15/2015 (valued at $2,170,565,
including interest)	$2,128,000	$2,128,000

Fundamental Large Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $1,208,000 on 01/02/2015,
collateralized by $1,250,000, U.S. Treasury
Notes, 0.750% due 02/28/2018 (valued at
$1,232,875, including interest)	$1,208,000	$1,208,000
		3,336,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,336,000)		$3,336,000
Total Investments (Fundamental Large Cap Value Trust)
(Cost $1,629,377,206) - 100.0%		$1,792,667,167
Other assets and liabilities, net - 0.0%		(264,153)
TOTAL NET ASSETS - 100.0%		$1,792,403,014

Global Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.7%
Brazil - 0.6%
Petroleo Brasileiro SA, Class A, ADR	534,110	$4,048,550
Canada - 2.0%
Talisman Energy, Inc.	1,864,290	14,602,375
China - 1.5%
China Shenhua Energy Company, Ltd.,
H Shares	2,036,390	5,996,114
China Telecom Corp., Ltd., ADR (L)	63,840	3,748,046
Dongfang Electric Corp., Ltd., H Shares	656,556	1,202,463
		10,946,623
Denmark - 0.6%
FLSmidth & Company A/S (L)	97,678	4,282,326
France - 8.7%
AXA SA	416,675	9,601,458
BNP Paribas SA	157,428	9,293,615
Cie Generale des Etablissements Michelin	100,817	9,100,415
Credit Agricole SA	643,988	8,312,931
Sanofi	116,374	10,609,869
Technip SA	23,842	1,420,209
Total SA	214,886	11,009,039
Vivendi SA (I)	116,094	2,889,641
		62,237,177
Germany - 5.6%
Commerzbank AG (I)	176,910	2,320,456
Deutsche Lufthansa AG	688,266	11,405,227
Merck KGaA	92,112	8,668,506
Metro AG	192,410	5,881,529
Muenchener Rueckversicherungs AG	11,880	2,365,752
SAP SE	14,430	1,007,623
Siemens AG	76,629	8,598,070
		40,247,163
Hong Kong - 1.2%
China Mobile, Ltd.	224,500	2,635,322
Kunlun Energy Company, Ltd.	6,025,240	5,709,551
		8,344,873
Ireland - 1.7%
CRH PLC	517,247	12,437,446

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Global Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Israel - 2.2%
Teva Pharmaceutical Industries, Ltd., ADR	269,510	$15,499,520
Italy - 2.1%
Eni SpA	361,942	6,339,949
Saipem SpA (I)	64,496	676,089
UniCredit SpA	1,258,062	8,058,658
		15,074,696
Japan - 2.8%
Konica Minolta, Inc.	384,810	4,192,897
Nissan Motor Company, Ltd.	912,300	7,956,869
Toyota Motor Corp.	121,450	7,568,441
		19,718,207
Netherlands - 5.2%
Akzo Nobel NV	138,227	9,563,928
ING Groep NV (I)	564,306	7,290,641
Koninklijke Philips NV	182,255	5,282,845
NN Group NV (I)	108,969	3,253,105
QIAGEN NV (I)	149,915	3,491,980
Royal Dutch Shell PLC, B Shares	180,226	6,226,999
TNT Express NV	351,140	2,340,843
		37,450,341
Portugal - 0.9%
Galp Energia SGPS SA	615,176	6,247,115
Russia - 0.8%
MMC Norilsk Nickel OJSC, ADR	408,519	5,809,140
Mobile Telesystems OJSC, ADR	27,450	197,091
		6,006,231
Singapore - 1.9%
DBS Group Holdings, Ltd.	507,510	7,856,929
Singapore Telecommunications, Ltd.	1,855,100	5,440,018
		13,296,947
South Korea - 4.3%
KB Financial Group, Inc., ADR	237,588	7,750,121
POSCO	22,550	5,680,226
Samsung Electronics Company, Ltd.	14,610	17,564,785
		30,995,132
Spain - 1.3%
Telefonica SA (L)	653,962	9,389,273
Sweden - 1.8%
Getinge AB, B Shares	361,144	8,224,106
Telefonaktiebolaget LM Ericsson, B Shares	361,217	4,373,654
		12,597,760
Switzerland - 3.9%
Credit Suisse Group AG (I)	368,512	9,257,480
Roche Holding AG	49,452	13,398,633
Swiss Re AG (I)	64,435	5,397,827
		28,053,940
Thailand - 0.2%
Bangkok Bank PCL	294,700	1,730,952
Turkey - 1.4%
Turkcell Iletisim Hizmetleri AS, ADR (I)(L)	639,720	9,672,566
United Kingdom - 10.9%
Aviva PLC	938,213	7,049,148
BAE Systems PLC	717,018	5,243,691
BP PLC	999,612	6,345,113
GlaxoSmithKline PLC	437,253	9,380,650
HSBC Holdings PLC	1,004,839	9,548,515

Global Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
International Consolidated
Airlines Group SA (I)	1,069,403	$8,050,537
Kingfisher PLC	1,932,055	10,213,108
Noble Corp. PLC (L)	359,590	5,958,406
Serco Group PLC (L)	949,001	2,367,775
Sky PLC	286,155	3,993,671
Tesco PLC	1,880,624	5,483,335
Vodafone Group PLC	1,318,475	4,520,558
		78,154,507
United States - 35.1%
Actavis PLC (I)	22,238	5,724,284
American International Group, Inc.	222,750	12,476,228
Amgen, Inc.	86,810	13,827,965
Baker Hughes, Inc.	48,050	2,694,164
Best Buy Company, Inc.	141,260	5,506,315
Capital One Financial Corp.	22,180	1,830,959
Chevron Corp.	57,040	6,398,747
Cisco Systems, Inc.	364,710	10,144,409
Citigroup, Inc.	300,860	16,279,535
Comcast Corp., Special Class A (L)	277,730	15,987,527
CVS Health Corp.	81,910	7,888,752
Flextronics International, Ltd. (I)	295,610	3,304,920
Gilead Sciences, Inc. (I)	19,410	1,829,587
Hewlett-Packard Company	369,330	14,821,213
JPMorgan Chase & Company	168,960	10,573,517
Medtronic, Inc.	198,950	14,364,190
Merck & Company, Inc.	120,880	6,864,775
Microsoft Corp.	498,280	23,145,106
Morgan Stanley	348,780	13,532,664
Navistar International Corp. (I)(L)	227,630	7,621,052
News Corp., Class A (I)	124,287	1,950,063
Oracle Corp.	78,500	3,530,145
Paragon Offshore PLC (L)	74,513	206,401
Pfizer, Inc.	396,200	12,341,630
SunTrust Banks, Inc.	194,480	8,148,712
Target Corp.	67,980	5,160,362
The Walt Disney Company	44,830	4,222,538
Twenty-First Century Fox, Inc., Class A	249,780	9,592,801
United Parcel Service, Inc., Class B	82,050	9,121,499
Verizon Communications, Inc.	52,775	2,457,656
		251,547,716
TOTAL COMMON STOCKS (Cost $613,990,132)		$692,581,436
SECURITIES LENDING COLLATERAL - 5.2%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	3,737,964	37,400,572
TOTAL SECURITIES LENDING
COLLATERAL (Cost $37,401,466)		$37,400,572
SHORT-TERM INVESTMENTS - 2.7%
Time deposits - 2.7%
Royal Bank of Canada, 0.030%, 01/02/2015 *	$19,000,000	$19,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $19,000,000)		$19,000,000
Total Investments (Global Trust) (Cost $670,391,598) - 104.6%		$748,982,008
Other assets and liabilities, net - (4.6%)		(32,953,979)
TOTAL NET ASSETS - 100.0%		$716,028,029

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Health Sciences Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.0%
Consumer staples - 2.3%
Food and staples retailing - 2.3%
CP ALL PCL	283,700	$366,482
CVS Health Corp.	13,300	1,280,923
Diplomat Pharmacy, Inc. (I)	14,300	391,391
Diplomat Pharmacy, Inc. (I)	25,500	669,752
Rite Aid Corp. (I)	652,400	4,906,048
		7,614,596
Health care - 91.7%
Biotechnology - 33.5%
Abcam PLC	92,071	666,939
ACADIA Pharmaceuticals, Inc. (I)	67,300	2,136,773
Acceleron Pharma, Inc. (I)	28,200	1,098,672
Acorda Therapeutics, Inc. (I)	4,961	202,756
Advaxis, Inc. (I)	28,750	230,288
Agios Pharmaceuticals, Inc. (I)	1,600	179,264
Alexion Pharmaceuticals, Inc. (I)	81,440	15,068,843
Alkermes PLC (I)	91,600	5,364,096
Array BioPharma, Inc. (I)	195,400	924,242
Avalanche Biotechnologies, Inc. (I)	4,400	237,600
Avalanche Biotechnologies, Inc. (I)	15,532	829,049
Bellicum Pharmaceuticals, Inc. (I)	6,200	142,848
Bellicum Pharmaceuticals, Inc. (I)	19,152	410,823
Biogen Idec, Inc. (I)	24,319	8,255,085
BioMarin Pharmaceutical, Inc. (I)	28,100	2,540,240
Bluebird Bio, Inc. (I)	19,800	1,816,056
Calithera Biosciences, Inc. (I)	5,500	111,100
Calithera Biosciences, Inc. (I)	8,493	165,125
Celgene Corp. (I)	33,332	3,728,518
Celladon Corp. (I)	25,300	494,109
Chimerix, Inc. (I)	21,900	881,694
Clovis Oncology, Inc. (I)	28,100	1,573,600
Dyax Corp. (I)	44,200	621,452
Exelixis, Inc. (I)	183,400	264,096
Fibrogen, Inc. (I)	15,500	423,770
Five Prime Therapeutics, Inc. (I)	9,200	248,400
Gilead Sciences, Inc. (I)	160,692	15,146,828
Immune Design Corp. (I)	8,600	264,708
Incyte Corp. (I)	104,600	7,647,306
Infinity Pharmaceuticals, Inc. (I)	6,700	113,163
Insmed, Inc. (I)	10,200	157,794
Intercept Pharmaceuticals, Inc. (I)	2,400	374,400
Intrexon Corp. (I)	5,100	140,403
Ironwood Pharmaceuticals, Inc. (I)	9,600	147,072
Isis Pharmaceuticals, Inc. (I)	25,300	1,562,022
Neurocrine Biosciences, Inc. (I)	119,400	2,667,396
Novavax, Inc. (I)	154,000	913,220
Ophthotech Corp. (I)	12,900	578,823
Orexigen Therapeutics, Inc. (I)	151,500	918,090
Otonomy, Inc. (I)	3,300	109,989
Pharmacyclics, Inc. (I)	60,900	7,445,634
Portola Pharmaceuticals, Inc. (I)	6,400	181,248
Prothena Corp. PLC (I)	46,848	972,564
Puma Biotechnology, Inc. (I)	33,387	6,319,157
Receptos, Inc. (I)	7,000	857,570
Regeneron Pharmaceuticals, Inc. (I)	14,300	5,866,575
Sunesis Pharmaceuticals, Inc. (I)	62,300	158,865
Synageva BioPharma Corp. (I)	6,300	584,577
TESARO, Inc. (I)	32,685	1,215,555
Ultragenyx Pharmaceutical, Inc. (I)	12,112	531,475
United Therapeutics Corp. (I)	14,800	1,916,452
Vanda Pharmaceuticals, Inc. (I)	68,300	978,056
Versartis, Inc. (I)	6,000	134,700

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Vertex Pharmaceuticals, Inc. (I)	58,704	$6,974,035
		113,493,115
Health care equipment and supplies - 11.2%
Align Technology, Inc. (I)	14,600	816,286
Becton, Dickinson and Company	49,200	6,846,672
CareFusion Corp. (I)	14,800	878,232
Covidien PLC	61,125	6,251,865
DENTSPLY International, Inc.	33,250	1,771,228
DexCom, Inc. (I)	14,200	781,710
EnteroMedics, Inc. (I)	50,650	71,923
GenMark Diagnostics, Inc. (I)	27,200	370,192
GN Store Nord A/S	66,858	1,460,701
HeartWare International, Inc. (I)	7,100	521,353
IDEXX Laboratories, Inc. (I)	13,100	1,942,337
Intuitive Surgical, Inc. (I)	10,500	5,553,870
Nevro Corp. (I)	4,400	170,148
Novadaq Technologies, Inc. (I)	9,883	164,255
Oxford Immunotec Global PLC (I)	9,200	125,304
Sirona Dental Systems, Inc. (I)	44,700	3,905,439
Teleflex, Inc.	6,800	780,776
The Cooper Companies, Inc.	17,435	2,826,039
Thoratec Corp. (I)	48,800	1,584,048
Tornier NV (I)	44,100	1,124,550
		37,946,928
Health care providers and services - 21.2%
Acadia Healthcare Company, Inc. (I)	12,300	752,883
Adeptus Health, Inc., Class A (I)	2,700	100,980
Aetna, Inc.	120,700	10,721,781
Air Methods Corp. (I)	26,864	1,182,822
Anthem, Inc.	26,000	3,267,420
Cardinal Health, Inc.	20,000	1,614,600
Centene Corp. (I)	5,000	519,250
Cigna Corp.	26,300	2,706,533
Community Health Systems, Inc. (I)	14,600	787,232
DaVita HealthCare Partners, Inc. (I)	37,500	2,840,250
Envision Healthcare Holdings, Inc. (I)	13,500	468,315
Fagron	16,717	698,581
HCA Holdings, Inc. (I)	79,500	5,834,505
Henry Schein, Inc. (I)	17,600	2,396,240
Humana, Inc.	52,500	7,540,575
McKesson Corp.	49,900	10,358,242
Mediclinic International, Ltd.	49,335	427,043
MEDNAX, Inc. (I)	21,700	1,434,587
MWI Veterinary Supply, Inc. (I)	3,400	577,694
Odontoprev SA	81,900	304,509
Team Health Holdings, Inc. (I)	18,900	1,087,317
UnitedHealth Group, Inc.	101,800	10,290,962
Universal Health Services, Inc., Class B	35,050	3,899,663
WellCare Health Plans, Inc. (I)	23,400	1,920,204
		71,732,188
Health care technology - 1.0%
athenahealth, Inc. (I)	13,800	2,010,660
Castlight Health, Inc., B Shares (I)	25,988	304,060
HMS Holdings Corp. (I)	19,600	414,344
Veeva Systems, Inc., Class A (I)	16,600	438,406
		3,167,470
Life sciences tools and services - 2.6%
Agilent Technologies, Inc.	127,700	5,228,038
Bruker Corp. (I)	42,500	833,850
Illumina, Inc. (I)	3,450	636,801
Mettler-Toledo International, Inc. (I)	3,300	998,118

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Thermo Fisher Scientific, Inc.	9,600	$1,202,784
		8,899,591
Pharmaceuticals - 22.2%
AbbVie, Inc.	87,500	5,726,000
Achaogen, Inc. (I)	9,600	125,280
Actavis PLC (I)	38,870	10,005,527
Allergan, Inc.	74,600	15,859,214
Aspen Pharmacare Holdings, Ltd.	44,294	1,545,244
Astellas Pharma, Inc.	59,100	822,796
AVANIR Pharmaceuticals, Inc., Class A (I)	196,309	3,327,438
Bristol-Myers Squibb Company	28,100	1,658,743
Catalent, Inc. (I)	25,700	716,516
China Medical System Holdings, Ltd.	602,200	985,929
Eisai Company, Ltd.	22,000	850,809
Eli Lilly & Company	78,600	5,422,614
Flamel Technologies SA (I)	25,300	433,389
Horizon Pharma, Inc. (I)	19,800	255,222
Jazz Pharmaceuticals PLC (I)	6,500	1,064,245
Mallinckrodt PLC (I)	9,696	960,195
Merck & Company, Inc.	26,400	1,499,256
Natco Pharma, Ltd.	6,048	147,167
Novartis AG	7,304	677,398
Novartis AG, ADR	7,900	732,014
Pacira Pharmaceuticals, Inc. (I)	31,000	2,748,460
Relypsa, Inc. (I)	6,000	184,800
Salix Pharmaceuticals, Ltd. (I)	15,800	1,816,052
Supernus Pharmaceuticals, Inc. (I)	19,400	161,020
Takeda Pharmaceutical Company, Ltd.	28,100	1,163,278
Teva Pharmaceutical Industries, Ltd., ADR	69,400	3,991,194
The Medicines Company (I)	38,655	1,069,584
Theravance Biopharma, Inc. (I)	5,400	80,568
Valeant Pharmaceuticals International, Inc. (I)	67,080	9,599,819
Zeneca, Inc. (I)	13,151	23,672
Zoetis, Inc.	23,500	1,011,205
ZS Pharma, Inc. (I)	9,600	399,072
		75,063,720
		310,303,012
Industrials - 2.7%
Industrial conglomerates - 2.3%
Danaher Corp.	91,100	7,808,181
Professional services - 0.4%
The Advisory Board Company (I)	23,600	1,155,928
TriNet Group, Inc. (I)	8,400	262,752
		1,418,680
		9,226,861
Information technology - 1.3%
Electronic equipment, instruments and components - 1.3%
FEI Company	24,500	2,213,575
Keysight Technologies, Inc. (I)	63,700	2,151,149
		4,364,724
TOTAL COMMON STOCKS (Cost $214,401,435)		$331,509,193
PREFERRED SECURITIES - 0.1%
Health care - 0.1%
Biotechnology - 0.1%
Seres Health, Inc. (I)(R)	9,734	140,170
Spark Therapeutics, Inc. (I)(R)	44,789	72,110
		212,280

Health Sciences Trust (continued)

	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Information technology - 0.0%
Software - 0.0%
Doximity, Inc. (I)(R)	31,611	$152,390
TOTAL PREFERRED SECURITIES (Cost $342,897)		$364,670
CONVERTIBLE BONDS - 0.0%
Health care - 0.0%
Health care equipment and supplies - 0.0%
HeartWare International, Inc.
3.500%, 12/15/2017	$51,000	$54,474
TOTAL CONVERTIBLE BONDS (Cost $50,196)		$54,474
RIGHTS - 0.0%
Wright Medical Group, Inc. (Expiration
Date: 01/02/2024) (I)(N)	3,500	16,730
TOTAL RIGHTS (Cost $8,750)		$16,730
WARRANTS - 0.0%
Alexza Pharmaceuticals, Inc. (Expiration Date:
10/05/2016; Strike Price $2.77) (I)	1,413	0
EnteroMedics, Inc. (Expiration Date:
06/13/2016; Strike Price $2.19) (I)	30,600	4,502
EnteroMedics, Inc. (Expiration Date:
09/28/2016; Strike Price $1.90) (I)	4,120	969
TOTAL WARRANTS (Cost $1,766)		$5,471
SHORT-TERM INVESTMENTS - 1.3%
Money market funds - 1.3%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	$312,913	$312,913
T. Rowe Price Reserve Investment
Fund, 0.0662% (Y)	4,089,131	4,089,131
		4,402,044
TOTAL SHORT-TERM INVESTMENTS (Cost $4,402,044)		$4,402,044
Total Investments (Health Sciences Trust)
(Cost $219,207,088) - 99.4%		$336,352,582
Other assets and liabilities, net - 0.6%		2,121,808
TOTAL NET ASSETS - 100.0%		$338,474,390

International Core Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 95.9%
Australia - 0.1%
Goodman Fielder, Ltd.	207,448	$108,155
Pacific Brands, Ltd.	169,701	74,607
Woodside Petroleum, Ltd.	10,337	319,696
		502,458
Austria - 0.4%
OMV AG	46,604	1,237,488
Voestalpine AG	43,676	1,725,773
		2,963,261
Belgium - 1.0%
Belgacom SA	73,984	2,684,397
Delhaize Group SA	42,959	3,128,502

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Belgium (continued)
Solvay SA	8,184	$1,107,418
Umicore SA	5,891	237,056
		7,157,373
Bermuda - 0.0%
Catlin Group, Ltd.	20,270	211,150
Canada - 0.5%
Suncor Energy, Inc.	104,200	3,309,503
Denmark - 1.1%
A.P. Moeller - Maersk A/S, Series B	1,167	2,321,105
Carlsberg A/S, Class B	11,160	857,086
Novo Nordisk A/S, Class B	31,038	1,312,900
Pandora A/S	16,622	1,347,331
TDC A/S	85,516	652,222
Vestas Wind Systems A/S (I)	47,485	1,724,498
		8,215,142
Finland - 1.2%
Fortum OYJ	101,631	2,206,566
Metso OYJ	6,955	208,230
Neste Oil OYJ	36,319	884,643
Nokia OYJ	384,287	3,039,251
Stora Enso OYJ, Series R	36,881	329,752
Tieto OYJ	25,596	663,319
UPM-Kymmene OYJ	99,010	1,622,592
		8,954,353
France - 18.0%
AXA SA	48,708	1,122,380
BNP Paribas SA	30,010	1,771,612
Bouygues SA	77,687	2,805,136
Carrefour SA	86,766	2,640,412
Casino Guichard Perrachon SA	11,870	1,091,617
Christian Dior SA	825	141,189
Cie de Saint-Gobain	115,563	4,895,343
Cie Generale des Etablissements Michelin	53,068	4,790,272
Credit Agricole SA	136,269	1,759,031
Electricite de France SA	73,612	2,026,420
GDF Suez	469,858	10,956,629
Hermes International SA	344	122,492
LVMH Moet Hennessy Louis Vuitton SA	6,135	971,794
Orange SA	762,048	12,959,925
Peugeot SA (I)	263,913	3,233,563
Rallye SA	15,642	548,238
Renault SA	77,872	5,671,908
Rexel SA	25,540	457,577
Sanofi	168,836	15,392,852
Schneider Electric SE	75,627	5,507,855
Societe Generale SA	53,636	2,244,676
Suez Environnement Company	66,605	1,160,473
Total SA	557,415	28,557,484
Valeo SA	6,962	866,283
Vallourec SA	27,180	736,623
Veolia Environnement SA	108,853	1,928,095
Vinci SA	106,136	5,795,292
Vivendi SA (I)	425,317	10,586,365
		130,741,536
Germany - 13.2%
Allianz SE	14,571	2,413,339
Aurubis AG	40,878	2,285,087
BASF SE	173,717	14,571,540
Bayerische Motoren Werke AG	69,141	7,461,571
Bilfinger SE	9,294	519,525

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Daimler AG	222,676	$18,494,146
Deutsche Lufthansa AG	109,697	1,817,784
Deutsche Telekom AG	619,727	9,915,836
E.ON SE	790,414	13,509,510
Freenet AG	8,556	243,266
Fresenius Medical Care AG & Company KGaA	31,091	2,320,534
HeidelbergCement AG	13,358	942,806
K&S AG	75,717	2,089,422
Leoni AG	25,771	1,522,260
Metro AG	43,615	1,333,210
Muenchener Rueckversicherungs AG	15,744	3,135,219
ProSiebenSat.1 Media AG	44,916	1,876,739
Rheinmetall AG	3,161	137,627
RWE AG	215,776	6,659,853
Salzgitter AG	17,478	489,090
Siemens AG	30,179	3,386,201
Software AG	841	20,437
Suedzucker AG (L)	1,442	20,733
Volkswagen AG	4,461	967,161
		96,132,896
Hong Kong - 1.6%
Cheung Kong Holdings, Ltd.	140,000	2,348,153
Hong Kong Land Holdings, Ltd.	23,000	154,963
Hutchison Whampoa, Ltd.	71,000	812,550
Noble Group, Ltd.	1,531,000	1,306,153
Sun Hung Kai Properties, Ltd.	286,802	4,345,175
Swire Pacific, Ltd., Class A	164,000	2,128,798
The Wharf Holdings, Ltd.	122,000	875,849
		11,971,641
Ireland - 0.8%
CRH PLC	165,927	3,989,792
Shire PLC	24,804	1,758,606
		5,748,398
Israel - 0.6%
Africa Israel Investments, Ltd. (I)	25,578	23,138
Check Point Software Technologies, Ltd. (I)	27,100	2,129,247
Partner Communications Company, Ltd. (I)	41,487	214,811
Teva Pharmaceutical Industries, Ltd.	31,423	1,801,318
		4,168,514
Italy - 4.6%
A2A SpA	509,071	515,835
Enel SpA	2,309,685	10,295,456
Eni SpA	531,964	9,318,136
Finmeccanica SpA (I)	395,202	3,673,334
Mediaset SpA (I)	274,445	1,129,219
Recordati SpA	4,477	69,409
Snam SpA	147,459	729,807
Telecom Italia SpA	2,827,436	2,363,862
Telecom Italia SpA (I)	4,717,573	5,031,227
		33,126,285
Japan - 21.5%
Aeon Company, Ltd.	62,800	631,108
Aisin Seiki Company, Ltd.	14,400	517,369
Asahi Glass Company, Ltd.	99,000	481,949
Asahi Kasei Corp.	69,000	629,447
Asatsu-DK, Inc.	1,900	45,696
Brother Industries, Ltd.	5,300	96,075
Canon, Inc.	169,300	5,380,988
Central Japan Railway Company, Ltd.	14,900	2,233,156
CyberAgent, Inc.	52,600	1,971,998

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Daihatsu Motor Company, Ltd.	22,400	$292,563
Daiichi Sankyo Company, Ltd.	2,400	33,559
Daito Trust Construction Company, Ltd.	16,600	1,883,067
Daiwabo Holdings Company, Ltd.	191,000	332,162
Dena Company, Ltd.	128,700	1,537,374
Fuji Heavy Industries, Ltd.	37,184	1,315,792
Fuji Oil Company, Ltd.	24,600	314,444
FUJIFILM Holdings Corp.	40,600	1,238,850
Gree, Inc. (L)	238,700	1,436,931
Gunze, Ltd.	46,000	118,949
Hanwa Company, Ltd.	163,000	574,178
Haseko Corp.	220,100	1,770,233
Hitachi Chemical Company, Ltd.	12,800	226,135
Honda Motor Company, Ltd.	210,100	6,163,972
Hoya Corp.	30,100	1,018,127
Inpex Corp.	242,600	2,700,857
Isuzu Motors, Ltd.	1,000	12,180
ITOCHU Corp.	388,600	4,148,341
Japan Tobacco, Inc.	115,500	3,178,879
JFE Holdings, Inc.	69,700	1,554,371
JSR Corp.	13,000	223,136
JX Holdings, Inc.	793,700	3,088,767
K’s Holdings Corp. (L)	52,100	1,369,473
Kawasaki Kisen Kaisha, Ltd.	980,000	2,618,055
KDDI Corp.	51,990	3,266,222
Keyence Corp.	3,500	1,559,581
Kobe Steel, Ltd.	646,000	1,112,734
Kohnan Shoji Company, Ltd.	12,000	134,824
Kuraray Company, Ltd.	9,700	110,209
Kyocera Corp.	174,200	7,971,319
Leopalace21 Corp. (I)	251,600	1,587,236
Marubeni Corp.	520,676	3,115,399
Medipal Holdings Corp.	54,500	636,543
Mitsubishi Chemical Holdings Corp.	379,500	1,840,762
Mitsubishi Corp.	355,405	6,503,952
Mitsubishi Electric Corp.	69,000	819,585
Mitsubishi UFJ Financial Group, Inc.	402,200	2,209,777
Mitsui & Company, Ltd.	452,600	6,061,732
Mitsui Engineering &
Shipbuilding Company, Ltd.	453,000	796,096
Mitsui O.S.K. Lines, Ltd.	435,000	1,288,793
Murata Manufacturing Company, Ltd.	11,500	1,254,890
Nidec Corp.	19,700	1,272,337
Nippon Electric Glass Company, Ltd.	73,000	328,484
Nippon Light Metal Holdings Company, Ltd.	73,700	105,116
Nippon Paper Industries Company, Ltd.	87,900	1,262,440
Nippon Steel & Sumitomo Metal Corp.	318,000	788,841
Nippon Telegraph & Telephone Corp.	129,100	6,594,763
Nippon Yusen KK	218,000	615,742
Nipro Corp. (L)	22,200	191,196
Nissan Motor Company, Ltd.	1,535,400	13,391,402
Nitori Holdings Company, Ltd.	27,500	1,477,534
North Pacific Bank Ltd.	27,900	107,710
NTT DOCOMO, Inc.	289,800	4,220,371
Osaka Gas Company, Ltd.	69,000	257,711
Panasonic Corp.	99,300	1,169,598
Resona Holdings, Inc.	727,000	3,672,441
Ricoh Company, Ltd.	97,300	983,611
Ryohin Keikaku Company, Ltd.	13,000	1,602,232
Seiko Epson Corp.	36,300	1,518,944
Sekisui House, Ltd.	55,400	728,952
Showa Denko KK	185,000	227,737
SMC Corp.	3,300	865,339

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Sojitz Corp.	1,511,200	$2,110,387
Sumitomo Corp.	351,100	3,606,036
Sumitomo Heavy Industries, Ltd.	69,000	371,150
Sumitomo Metal Mining Company, Ltd.	89,000	1,327,424
Sumitomo Mitsui Financial Group, Inc.	56,400	2,039,012
Sumitomo Rubber Industries, Ltd.	19,500	289,888
Takeda Pharmaceutical Company, Ltd.	95,211	3,941,524
The Yokohama Rubber Company, Ltd.	23,000	209,423
Tokyo Electric Power Company, Inc. (I)	739,200	3,006,558
TonenGeneral Sekiyu KK	27,867	237,889
Tosoh Corp.	180,000	865,596
Toyota Tsusho Corp.	127,800	2,968,783
Ube Industries, Ltd.	143,000	212,617
UNY Group Holdings Company, Ltd.	174,400	887,823
West Japan Railway Company	15,600	737,540
Yamada Denki Company, Ltd. (L)	899,300	3,017,259
		156,619,245
Luxembourg - 0.2%
ArcelorMittal	133,819	1,466,107
Netherlands - 6.3%
Aegon NV	206,851	1,554,686
Boskalis Westminster NV	4,459	243,930
Corbion NV	15,442	256,450
Delta Lloyd NV	42,583	936,415
Heineken NV	26,505	1,882,059
ING Groep NV (I)	62,511	807,621
Koninklijke Ahold NV	213,751	3,798,966
Koninklijke BAM Groep NV (L)	49,990	153,578
Koninklijke DSM NV	14,626	892,083
Koninklijke KPN NV	1,164,991	3,678,282
Nutreco NV	363	19,484
PostNL NV (I)	339,439	1,261,565
Royal Dutch Shell PLC, A Shares	581,888	19,419,283
Royal Dutch Shell PLC, B Shares	316,713	10,942,770
SNS REAAL NV (I)	69,081	0
Wolters Kluwer NV	8,863	270,456
		46,117,628
New Zealand - 0.0%
Chorus, Ltd. (I)	103,262	214,438
Norway - 1.7%
Orkla ASA	17,197	117,068
Statoil ASA	315,355	5,552,404
Telenor ASA	110,022	2,225,593
TGS-NOPEC Geophysical Company ASA (L)	44,948	970,730
Yara International ASA	80,883	3,601,914
		12,467,709
Portugal - 0.4%
EDP - Energias de Portugal SA	762,453	2,956,519
Singapore - 0.2%
Golden Agri-Resources, Ltd.	3,901,000	1,350,129
Spain - 5.6%
ACS Actividades de Construccion
y Servicios SA	78,106	2,722,389
Enagas SA	45,905	1,447,891
Endesa SA	4,169	83,460
Ferrovial SA	47,845	945,808
Gas Natural SDG SA	126,578	3,179,713
Iberdrola SA	1,452,603	9,791,625
Indra Sistemas SA	12,482	121,268
Red Electrica Corp. SA	6,815	600,752

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Spain (continued)
Repsol SA	209,038	$3,913,364
Telefonica SA	1,239,601	17,797,596
		40,603,866
Sweden - 2.1%
Husqvarna AB, B Shares	3,151	23,161
Investor AB, B Shares	35,628	1,295,356
NCC AB, B Shares	25,869	814,466
Sandvik AB	70,974	690,086
Securitas AB, Series B	16,501	199,624
Skanska AB, Series B	48,574	1,042,903
Tele2 AB, B Shares	17,089	207,079
Telefonaktiebolaget LM Ericsson, B Shares	406,697	4,924,330
TeliaSonera AB	692,034	4,449,339
Volvo AB, Series B	153,163	1,651,631
		15,297,975
Switzerland - 2.0%
ABB, Ltd. (I)	172,587	3,651,619
Actelion, Ltd. (I)	14,149	1,628,848
Holcim, Ltd. (I)	44,150	3,156,024
Nestle SA	30,180	2,200,152
Swisscom AG	2,691	1,412,068
Zurich Insurance Group AG (I)	8,579	2,680,957
		14,729,668
United Kingdom - 11.5%
AstraZeneca PLC	298,091	21,054,385
Aviva PLC	142,377	1,069,732
BAE Systems PLC	455,286	3,329,594
Balfour Beatty PLC	60,290	200,293
BP PLC	2,836,346	18,003,921
British American Tobacco PLC	28,759	1,558,477
BT Group PLC	403,634	2,510,628
Carillion PLC	41,601	215,560
Centrica PLC	597,869	2,589,630
Compass Group PLC	28,436	486,054
Fiat Chrysler Automobiles NV (I)(L)	138,207	1,605,927
GlaxoSmithKline PLC	234,078	5,021,815
Home Retail Group PLC	419,459	1,351,809
Imperial Tobacco Group PLC	13,950	614,072
Indivior PLC (I)	14,811	34,488
J Sainsbury PLC	72,133	275,453
Ladbrokes PLC	10,569	18,081
Marks & Spencer Group PLC	156,660	1,159,972
Next PLC	15,464	1,640,064
Pearson PLC	58,120	1,073,368
Prudential PLC	41,135	951,020
Reckitt Benckiser Group PLC	14,811	1,199,601
Serco Group PLC	6,284	15,679
SSE PLC	15,279	386,056
Tesco PLC	1,185,435	3,456,373
Trinity Mirror PLC (I)	89,689	227,168
Unilever PLC	49,434	2,008,413
Vodafone Group PLC	2,895,967	9,929,188
WM Morrison Supermarkets PLC	285,408	814,344
WPP PLC	34,040	707,748
		83,508,913
United States - 1.3%
Catamaran Corp. (I)	85,600	4,429,800
Valeant Pharmaceuticals International, Inc. (I)	32,600	4,665,386
		9,095,186
TOTAL COMMON STOCKS (Cost $728,901,028)		$697,629,893

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES - 2.1%
Germany - 2.1%
Porsche Automobil Holding SE	54,592	4,414,996
Volkswagen AG	48,760	10,837,171
		15,252,167
TOTAL PREFERRED SECURITIES (Cost $15,250,428)		$15,252,167
RIGHTS - 0.0%
Repsol SA (Expiration Date: 01/08/2015) (I)(N)	209,038	115,597
TOTAL RIGHTS (Cost $120,644)		$115,597
SECURITIES LENDING COLLATERAL - 0.6%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	427,590	4,278,299
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,278,406)		$4,278,299
SHORT-TERM INVESTMENTS - 2.0%
Money market funds - 2.0%
State Street Institutional Treasury Money
Market Fund, 0.0731% (Y)	14,045,252	14,045,252
TOTAL SHORT-TERM INVESTMENTS (Cost $14,045,252)		$14,045,252
Total Investments (International Core Trust)
(Cost $762,595,758) - 100.6%		$731,321,208
Other assets and liabilities, net - (0.6%)		(4,032,924)
TOTAL NET ASSETS - 100.0%		$727,288,284

International Equity Index Trust B

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.1%
Australia - 5.4%
AGL Energy, Ltd.	22,135	$241,416
ALS, Ltd.	16,356	70,851
Alumina, Ltd. (I)	97,775	141,255
Amcor, Ltd.	47,059	517,759
AMP, Ltd.	113,320	504,700
APA Group, Ltd. (L)	46,245	279,564
Asciano, Ltd.	34,768	170,268
ASX, Ltd.	6,730	200,786
Aurizon Holdings, Ltd.	67,567	252,854
AusNet Services	86,233	93,164
Australia & New Zealand Banking Group, Ltd.	99,131	2,579,383
Bank of Queensland, Ltd.	13,798	135,937
Bendigo and Adelaide Bank, Ltd.	17,290	179,780
BHP Billiton PLC	74,597	1,598,714
BHP Billiton, Ltd.	112,851	2,668,094
Boral, Ltd.	30,626	131,427
Brambles, Ltd.	58,198	501,331
Caltex Australia, Ltd.	5,216	144,729
Coca-Cola Amatil, Ltd.	24,867	187,747
Cochlear, Ltd.	2,020	127,435
Commonwealth Bank of Australia	56,354	3,915,405
Computershare, Ltd.	16,916	161,813
Crown Resorts, Ltd.	14,609	150,244
CSL, Ltd.	17,092	1,200,639
Dexus Property Group	30,665	173,590
Federation Centres	48,148	112,101

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Flight Centre Travel Group, Ltd.	2,493	$65,992
Fortescue Metals Group, Ltd. (L)	50,633	111,172
Goodman Group	62,432	288,366
Harvey Norman Holding, Ltd.	15,848	43,258
Healthscope, Ltd. (I)	38,676	85,445
Iluka Resources, Ltd.	17,126	82,248
Incitec Pivot, Ltd.	66,828	172,865
Insurance Australia Group, Ltd.	87,472	444,140
Leighton Holdings, Ltd.	3,702	67,408
Lend Lease Corp.	20,024	266,697
Macquarie Group, Ltd.	9,924	467,985
Metcash, Ltd.	26,132	39,383
Mirvac Group	125,759	181,917
National Australia Bank, Ltd. (L)	85,032	2,318,845
Newcrest Mining, Ltd. (I)	29,796	262,173
Novion Property Group	71,419	122,756
Orica, Ltd.	13,519	207,160
Origin Energy, Ltd.	41,743	394,949
Qantas Airways, Ltd. (I)	44,750	86,919
QBE Insurance Group, Ltd.	44,109	400,527
Ramsay Health Care, Ltd.	4,156	192,665
Santos, Ltd.	32,872	219,578
Scentre Group (I)	188,799	534,900
Seek, Ltd.	11,910	166,074
Sonic Healthcare, Ltd.	13,653	205,403
Stockland	85,075	284,311
Suncorp Group, Ltd.	47,614	543,932
Sydney Airport	26,617	101,903
Tabcorp Holdings, Ltd.	33,525	113,171
Tatts Group, Ltd.	55,809	156,963
Telstra Corp., Ltd.	147,901	718,034
The GPT Group	50,956	180,336
Toll Holdings, Ltd.	25,442	121,193
Transurban Group	58,241	405,865
Treasury Wine Estates, Ltd.	24,526	94,665
Wesfarmers, Ltd.	40,454	1,369,677
Westfield Corp. (I)	69,727	511,124
Westpac Banking Corp.	112,251	3,019,077
Woodside Petroleum, Ltd.	23,280	719,988
Woolworths, Ltd.	44,313	1,101,160
WorleyParsons, Ltd.	7,028	57,569
		33,368,779
Austria - 0.1%
Andritz AG	2,752	151,294
Erste Group Bank AG	8,613	200,327
Immoeast AG (I)	16,437	0
IMMOFINANZ AG (I)	24,655	62,094
OMV AG	5,543	147,185
Raiffeisen Bank International AG	2,225	33,998
Vienna Insurance Group AG	1,321	59,041
Voestalpine AG	4,357	172,158
		826,097
Belgium - 0.9%
Ageas	7,799	277,298
Anheuser-Busch InBev NV	27,996	3,150,714
Belgacom SA	5,996	217,556
Colruyt SA	2,769	128,729
Delhaize Group SA	3,906	284,456
Groupe Bruxelles Lambert SA	3,135	267,479
KBC Groep NV (I)	9,550	532,986
Solvay SA	2,305	311,901
Telenet Group Holding NV (I)	2,144	120,316

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Belgium (continued)
UCB SA	3,593	$273,202
Umicore SA	4,660	187,520
		5,752,157
Bermuda - 0.0%
Seadrill, Ltd. (L)	13,637	157,782
Brazil - 1.2%
AMBEV SA	161,130	994,068
Banco Bradesco SA	23,540	306,962
Banco do Brasil SA	29,813	268,643
Banco Santander SA (I)	20,450	184,636
BB Seguridade Participacoes SA	24,400	294,435
BM&FBovespa SA	65,076	242,078
BR Malls Participacoes SA	15,410	96,113
Braskem SA, ADR (L)	1,584	20,449
BRF SA	23,920	569,298
CCR SA	32,600	189,742
Centrais Eletricas Brasileiras SA	6,700	14,765
Centrais Eletricas Brasileiras SA, B
Shares, ADR	1,429	4,101
Centrais Eletricas Brasileiras SA, Ordinary
Shares, ADR	2,381	5,095
CETIP SA - Mercados Organizados	8,211	99,980
Cia Brasileira de Distribuicao	628	23,129
Cia de Saneamento Basico do Estado de
Sao Paulo	12,870	82,889
Cia Siderurgica Nacional SA	16,100	33,797
Cia Siderurgica Nacional SA, ADR (L)	11,800	24,544
Cielo SA	26,100	408,402
Cosan SA Industria e Comercio	4,911	53,669
CPFL Energia SA	9,500	66,575
Cyrela Brazil Realty SA Empreendimentos
e Participacoes	11,600	48,492
Duratex SA	12,463	37,793
EcoRodovias Infraestrutura e Logistica SA	7,200	28,872
EDP - Energias do Brasil SA	8,700	29,215
Embraer SA	10,800	99,470
Embraer SA, ADR	2,626	96,794
Estacio Participacoes SA	10,300	93,631
Fibria Celulose SA (I)	3,172	38,763
Fibria Celulose SA, ADR (I)(L)	6,862	83,236
Hypermarcas SA (I)	13,608	85,706
JBS SA	15,473	65,660
Klabin SA	17,800	97,923
Kroton Educacional SA	47,780	278,376
Localiza Rent a Car SA	5,576	75,432
Lojas Renner SA	4,700	136,430
Multiplan Empreendimentos Imobiliarios SA	3,152	56,035
Natura Cosmeticos SA	6,500	77,969
Odontoprev SA	11,500	42,758
Oi SA (I)	1,158	3,694
Petroleo Brasileiro SA	107,029	386,671
Porto Seguro SA	4,419	50,448
Raia Drogasil SA	8,100	77,984
Souza Cruz SA	14,400	104,863
Sul America SA	6,310	30,679
Telefonica Brasil SA, ADR	6,017	106,381
Tim Participacoes SA	32,920	146,033
Totvs SA	4,500	59,175
Tractebel Energia SA	6,400	82,176
Ultrapar Participacoes SA	12,100	234,528
Usinas Siderurgicas de Minas
Gerais SA, ADR (I)	800	1,488

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
Vale SA	47,000	$386,856
WEG SA	10,530	121,372
		7,248,273
Canada - 7.1%
Agnico-Eagle Mines, Ltd.	6,800	169,268
Agrium, Inc. (L)	5,500	520,744
Alimentation Couche-Tard, Inc., Class B	14,500	607,682
AltaGas, Ltd.	4,300	160,408
ARC Resources, Ltd. (L)	11,900	257,707
ATCO, Ltd.	2,800	114,863
Bank of Montreal (L)	22,500	1,591,539
Barrick Gold Corp.	38,540	415,322
Baytex Energy Corp. (L)	4,700	78,158
BCE, Inc. (L)	10,024	459,699
BlackBerry, Ltd. (I)(L)	19,900	218,218
Bombardier, Inc., Class B	49,200	175,745
Brookfield Asset Management, Inc.	20,299	1,017,221
CAE, Inc.	11,300	146,672
Cameco Corp. (L)	16,400	268,910
Canadian Imperial Bank of Commerce	13,700	1,177,318
Canadian National Railway Company	29,000	1,997,401
Canadian Natural Resources, Ltd.	38,960	1,204,547
Canadian Oil Sands, Ltd.	19,100	171,305
Canadian Pacific Railway, Ltd.	6,100	1,174,793
Canadian Tire Corp., Ltd.	3,000	316,939
Canadian Utilities, Ltd., Class A	4,800	169,020
Cenovus Energy, Inc.	26,800	552,932
CGI Group, Inc., Class A (I)	7,100	270,665
CI Financial Corp.	7,800	216,786
Constellation Software, Inc.	600	178,399
Crescent Point Energy Corp. (L)	13,800	319,640
Dollarama, Inc.	5,200	265,863
Eldorado Gold Corp.	25,100	152,959
Empire Company, Ltd.	1,900	143,293
Enbridge, Inc.	28,700	1,475,760
Encana Corp.	24,900	346,560
Enerplus Corp. (L)	7,700	74,163
Fairfax Financial Holdings, Ltd.	800	419,198
Finning International, Inc. (L)	7,200	156,357
First Capital Realty, Inc.	4,700	75,488
First Quantum Minerals, Ltd.	20,554	292,087
Fortis, Inc.	9,400	315,221
Franco-Nevada Corp.	5,900	290,531
George Weston, Ltd.	2,100	181,387
Gildan Activewear, Inc.	5,000	282,751
Goldcorp, Inc.	27,984	518,106
Great-West Lifeco, Inc. (L)	11,700	338,271
H&R Real Estate Investment Trust	4,300	80,426
Husky Energy, Inc. (L)	13,800	326,648
IGM Financial, Inc. (L)	3,300	131,540
Imperial Oil, Ltd.	11,330	488,093
Industrial Alliance Insurance and
Financial Services, Inc.	3,100	118,551
Intact Financial Corp.	5,000	360,862
Inter Pipeline, Ltd.	11,200	346,469
Keyera Corp.	2,900	202,361
Kinross Gold Corp. (I)	43,729	122,703
Loblaw Companies, Ltd.	7,840	419,532
Magna International, Inc.	7,900	856,026
Manulife Financial Corp. (O)	63,400	1,210,374
MEG Energy Corp. (I)	6,100	102,647
Methanex Corp. (L)	3,500	160,781
Metro, Inc.	3,800	305,164

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
National Bank of Canada	11,800	$502,145
New Gold, Inc (I)	18,000	77,156
Onex Corp.	3,500	203,228
Open Text Corp.	4,800	279,332
Paramount Resources, Ltd. (I)	2,000	48,408
Pembina Pipeline Corp. (L)	11,700	426,388
Penn West Petroleum, Ltd. (L)	19,010	39,761
Peyto Exploration & Development Corp. (L)	5,200	149,805
Potash Corp. of Saskatchewan, Inc.	30,800	1,088,790
Power Corp. of Canada (L)	12,000	328,043
Power Financial Corp. (L)	10,400	323,870
PrairieSky Royalty, Ltd.	4,500	118,523
Restaurant Brands International, Inc. (I)	6,647	260,303
RioCan Real Estate Investment Trust	5,300	120,571
Rogers Communications, Inc., Class B (L)	14,100	548,198
Royal Bank of Canada	50,700	3,501,608
Saputo, Inc.	10,600	318,602
Shaw Communications, Inc., Class B	14,600	393,966
Silver Wheaton Corp.	13,900	282,714
SNC-Lavalin Group, Inc.	4,900	186,882
Sun Life Financial, Inc. (L)	21,500	775,762
Suncor Energy, Inc.	51,787	1,644,810
Talisman Energy, Inc.	39,600	310,174
Teck Resources, Ltd.	19,761	270,102
TELUS Corp.	7,600	274,027
The Bank of Nova Scotia	42,000	2,397,160
The Toronto-Dominion Bank (L)	64,700	3,091,321
Tourmaline Oil Corp. (I)	5,900	196,531
TransAlta Corp. (L)	10,400	94,171
TransCanada Corp. (L)	24,200	1,189,379
Turquoise Hill Resources, Ltd. (I)	33,720	104,196
Vermilion Energy, Inc. (L)	4,000	196,247
Yamana Gold, Inc.	29,844	120,475
		44,374,721
Chile - 0.3%
Banco Santander Chile, ADR	13,061	257,563
Cencosud SA	61,383	150,855
Cia Cervecerias Unidas SA, ADR (L)	6,197	114,954
Corpbanca SA, ADR	2,999	53,322
Empresa Nacional de
Electricidad SA, ADR (L)	6,770	302,890
Enersis SA, ADR	26,429	423,657
Latam Airlines Group SA, ADR (I)(L)	11,197	134,140
Sociedad Quimica y Minera de Chile SA, ADR	4,454	106,362
Vina Concha y Toro SA, ADR	2,105	79,506
		1,623,249
China - 3.4%
AAC Technologies Holdings, Inc.	27,342	145,937
Agricultural Bank of China, Ltd., H Shares	807,000	405,893
Air China, Ltd., H Shares	84,534	67,988
Aluminum Corp. of China, Ltd., H Shares (I)	185,220	85,183
Anhui Conch Cement Company, Ltd.,
H Shares (L)	56,790	210,619
ANTA Sports Products, Ltd.	17,000	29,884
Bank of China, Ltd., H Shares	2,759,563	1,548,857
Bank of Communications Company, Ltd.,
H Shares	337,527	312,522
BBMG Corp., H Shares	22,000	18,346
Beijing Capital International Airport
Company, Ltd., H Shares	52,789	42,013
Byd Company, Ltd., H Shares (L)	24,105	92,962

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
China Cinda Asset Management
Company, Ltd., H Shares (I)	149,000	$72,536
China CITIC Bank Corp., Ltd., H Shares	310,800	247,384
China Coal Energy Company, Ltd.,
H Shares (L)	179,000	111,896
China Communications Construction
Company, Ltd., H Shares	200,335	239,152
China Communications Services Corp., Ltd.,
H Shares	129,600	60,434
China Construction Bank Corp., H Shares	2,567,914	2,090,842
China COSCO Holdings Company, Ltd.,
H Shares (I)	115,631	56,794
China Life Insurance Company, Ltd., H Shares	258,624	1,008,334
China Longyuan Power Group Corp., H Shares	99,000	101,709
China Medical System Holdings, Ltd.	37,300	61,068
China Mengniu Dairy Company, Ltd.	44,502	183,243
China Merchants Bank Company, Ltd.,
H Shares	159,323	397,694
China Minsheng Banking Corp., Ltd., H Shares	253,080	330,857
China National Building Material
Company, Ltd., H Shares	116,000	111,755
China Oilfield Services, Ltd., H Shares	56,000	96,549
China Pacific Insurance Group Company, Ltd.,
H Shares	103,500	517,406
China Petroleum & Chemical Corp., H Shares	881,361	713,761
China Railway Construction Corp., H Shares	113,000	143,476
China Railway Group, Ltd., H Shares	179,000	146,399
China Shenhua Energy Company, Ltd.,
H Shares	127,500	375,421
China Shipping Container Lines Company, Ltd.,
H Shares (I)	145,123	45,405
China Telecom Corp., Ltd., H Shares	481,604	276,863
CITIC Securities Company, Ltd., H Shares	11,000	41,115
CNOOC, Ltd.	621,258	840,045
Country Garden Holdings Company, Ltd.	237,574	93,879
CSR Corp., Ltd., H Shares	91,000	122,512
Datang International Power Generation
Company, Ltd., H Shares	92,864	50,141
Dongfeng Motor Group Company, Ltd.,
H Shares	123,220	172,049
ENN Energy Holdings, Ltd.	26,000	147,090
Evergrande Real Estate Group, Ltd. (L)	232,959	94,177
Fosun International, Ltd.	60,000	78,517
Geely Automobile Holdings, Ltd.	75,000	23,713
GOME Electrical Appliances Holdings, Ltd.	386,127	57,428
Great Wall Motor Company, Ltd., H Shares	24,000	136,217
Guangzhou Automobile Group Company, Ltd.,
H Shares	101,650	91,779
Guangzhou R&F Properties Company, Ltd.,
H Shares	43,600	53,251
Hengan International Group Company, Ltd.	25,000	261,138
Huaneng Power International, Inc., H Shares	149,436	202,310
Industrial & Commercial Bank of China, Ltd.,
H Shares	2,605,735	1,902,686
Jiangsu Expressway Company, Ltd., H Shares	81,145	96,612
Jiangxi Copper Company, Ltd., H Shares	54,075	92,019
Lenovo Group, Ltd.	217,436	285,557
Longfor Properties Company, Ltd.	53,600	69,205
PetroChina Company, Ltd., H Shares	734,261	813,198
PICC Property & Casualty Company, Ltd.,
H Shares	126,242	243,612
Ping An Insurance Group Company of
China, Ltd., H Shares	65,645	663,851

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Semiconductor
Manufacturing International Corp. (I)	839,000	$76,579
Shandong Weigao Group Medical Polymer
Company, Ltd., H Shares	80,000	64,621
Shanghai Electric Group Company, Ltd.,
H Shares	144,864	76,734
Shui On Land, Ltd.	188,275	44,761
Sino-Ocean Land Holdings, Ltd.	177,213	100,598
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	269,901	79,338
Sinopharm Group Company, Ltd., H Shares	30,000	105,758
SOHO China, Ltd.	140,000	98,922
Sun Art Retail Group, Ltd. (L)	86,000	85,027
Tencent Holdings, Ltd.	181,000	2,618,875
Tingyi Cayman Islands Holding Corp.	76,000	173,297
Tsingtao Brewery Company, Ltd., H Shares	12,000	81,171
Want Want China Holdings, Ltd.	243,000	319,378
Weichai Power Company, Ltd., H Shares	19,680	82,243
Yangzijiang Shipbuilding Holdings, Ltd.	65,000	58,904
Yanzhou Coal Mining Company, Ltd.,
H Shares (L)	85,990	72,965
Zhejiang Expressway Company, Ltd., H Shares	103,718	120,778
Zijin Mining Group Company, Ltd., H Shares	285,469	81,088
ZTE Corp., H Shares	40,406	87,426
		21,409,746
Colombia - 0.2%
Bancolombia SA, ADR (L)	18,325	877,401
Ecopetrol SA, ADR (L)	8,500	145,520
Pacific Rubiales Energy Corp. (L)	11,600	71,789
		1,094,710
Czech Republic - 0.1%
CEZ AS	6,817	175,046
Komercni Banka AS	688	141,591
O2 Czech Republic AS	2,389	24,325
		340,962
Denmark - 1.1%
A.P. Moeller - Maersk A/S, Series A	120	229,635
A.P. Moeller - Maersk A/S, Series B	245	487,293
Carlsberg A/S, Class B	4,179	320,947
Coloplast A/S	4,165	348,546
Danske Bank A/S	24,066	650,645
DSV A/S	7,635	232,478
ISS A/S (I)	3,189	91,533
Novo Nordisk A/S	69,778	2,951,593
Novozymes A/S, B Shares	8,960	377,158
Pandora A/S	4,127	334,523
TDC A/S	18,200	138,810
Tryg A/S	900	100,563
Vestas Wind Systems A/S (I)	8,020	291,260
William Demant Holdings A/S (I)	1,000	75,821
		6,630,805
Egypt - 0.0%
Commercial International Bank	9,837	66,996
Global Telecom Holding SAE (I)	23,717	13,010
Telecom Egypt	4,467	7,356
		87,362
Finland - 0.7%
Elisa OYJ, Class A	6,060	165,408
Fortum OYJ	16,798	364,711
Kone OYJ, Class B	11,934	543,328

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Finland (continued)
Metso OYJ	4,686	$140,297
Neste Oil OYJ	4,388	106,881
Nokia OYJ	130,416	1,031,435
Nokian Renkaat OYJ	3,680	89,768
Orion OYJ, Class B	2,574	80,053
Sampo OYJ, Class A	15,692	734,611
Stora Enso OYJ, Series R	20,482	183,129
UPM-Kymmene OYJ	19,972	327,304
Wartsila OYJ Abp	6,451	288,735
		4,055,660
France - 6.6%
Accor SA	5,695	255,996
Aeroports de Paris	1,056	127,697
Air Liquide SA	11,963	1,480,298
Airbus Group NV	20,438	1,010,414
Alcatel-Lucent (I)	102,269	365,839
Alstom SA (I)	8,387	270,503
Arkema SA	2,554	168,913
AtoS	2,022	160,659
AXA SA	63,672	1,467,196
BNP Paribas SA	36,324	2,144,354
Bollore SA (L)	19,500	88,805
Bouygues SA	6,726	242,864
Bureau Veritas SA	8,832	195,681
Cap Gemini SA	5,485	392,271
Carrefour SA	21,189	644,811
Casino Guichard Perrachon SA	2,363	217,312
Christian Dior SA (L)	2,157	369,145
Cie de Saint-Gobain	14,568	617,112
Cie Generale des Etablissements Michelin	6,997	631,596
CNP Assurances	6,491	115,074
Credit Agricole SA	37,788	487,787
Danone SA	19,789	1,293,766
Dassault Systemes SA	4,818	293,803
Edenred	6,590	182,253
Electricite de France SA	9,425	259,455
Essilor International SA	7,090	790,672
Eurazeo	1,380	96,650
Eutelsat Communications	5,923	191,548
Fonciere Des Regions	1,089	100,651
GDF Suez	49,010	1,142,865
Gecina SA	1,027	128,208
Groupe Eurotunnel SA	16,415	211,920
Hermes International SA (L)	904	321,899
ICADE	923	73,852
Iliad SA	983	235,995
Imerys SA	1,144	84,165
JCDecaux SA	2,889	99,470
Kering	2,659	510,982
Klepierre	4,227	181,500
L’Oreal SA	8,654	1,448,436
Lafarge SA	6,842	480,309
Lagardere SCA	4,134	107,658
Legrand SA	9,501	498,405
LVMH Moet Hennessy Louis Vuitton SA (L)	9,270	1,468,383
Natixis	36,204	238,896
Orange SA	67,652	1,150,538
Pernod Ricard SA	7,456	828,642
Peugeot SA (I)	13,635	167,061
Publicis Groupe SA	6,738	483,218
Remy Cointreau SA	873	58,246
Renault SA	6,573	478,753
Rexel SA	9,600	171,995

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
France (continued)
Safran SA	9,200	$567,594
Sanofi	41,230	3,758,957
Schneider Electric SE	18,034	1,313,402
Schneider Electric SE	623	45,236
SCOR SE	6,688	202,649
Societe BIC SA	1,262	167,370
Societe Generale SA	25,543	1,068,979
Sodexo	3,571	349,545
Suez Environnement Company	10,572	184,198
Technip SA	3,838	228,620
Thales SA	3,128	169,247
Total SA	75,310	3,858,282
Unibail-Rodamco SE	3,559	913,010
Valeo SA	2,773	345,045
Vallourec SA	3,769	102,146
Veolia Environnement SA	13,522	239,513
Vinci SA	16,793	916,940
Vivendi SA (I)	44,204	1,100,261
Wendel SA	1,458	163,360
Zodiac Aerospace	6,450	217,157
		41,146,032
Germany - 5.9%
adidas AG	7,272	505,008
Allianz SE	16,123	2,670,391
Axel Springer AG	942	56,816
BASF SE	32,440	2,721,097
Bayer AG	28,743	3,917,912
Bayerische Motoren Werke AG	11,361	1,226,058
Beiersdorf AG	3,496	283,854
Brenntag AG	5,628	314,662
Celesio AG	2,960	95,403
Commerzbank AG (I)	37,619	493,433
Continental AG	4,045	853,182
Daimler AG	34,006	2,824,336
Deutsche Annington Immobilien SE	8,398	285,126
Deutsche Bank AG	49,093	1,470,058
Deutsche Boerse AG	6,708	476,683
Deutsche Lufthansa AG	9,293	153,994
Deutsche Post AG	32,401	1,051,798
Deutsche Telekom AG	107,215	1,715,475
Deutsche Wohnen AG	9,964	235,048
E.ON SE	64,361	1,100,038
Fraport AG Frankfurt Airport
Services Worldwide	1,295	74,724
Fresenius Medical Care AG & Company KGaA	7,543	562,986
Fresenius SE & Company KGaA	13,818	718,454
GEA Group AG	6,518	286,572
Hannover Rueckversicherung AG	2,242	202,254
HeidelbergCement AG	5,140	362,781
Henkel AG & Company, KGaA	3,877	375,559
Hugo Boss AG	1,333	163,068
Infineon Technologies AG	39,273	415,581
K&S AG	6,360	175,505
Kabel Deutschland Holding AG (I)	825	111,803
Lanxess AG	2,990	138,474
Linde AG	6,366	1,172,632
MAN SE	2,251	250,691
Merck KGaA	4,708	443,062
Metro AG	4,547	138,991
Muenchener Rueckversicherungs AG	6,011	1,197,015
OSRAM Licht AG (I)	2,942	115,503
ProSiebenSat.1 Media AG	6,832	285,463
RWE AG	18,018	556,119

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Germany (continued)
SAP SE	31,817	$2,221,729
Siemens AG	28,005	3,142,269
Symrise AG	4,236	255,198
Telefonica Deutschland Holding AG (I)	25,984	137,711
ThyssenKrupp AG (I)	13,959	355,589
TUI AG (I)	6,550	105,253
United Internet AG	3,568	160,720
Volkswagen AG	1,068	231,546
		36,807,624
Greece - 0.1%
Alpha Bank AE (I)	132,914	74,663
Eurobank Ergasias SA (I)	280,674	62,700
Hellenic
Telecommunications Organization SA (I)	8,503	92,978
National Bank of Greece SA (I)	56,908	99,887
OPAP SA	8,113	86,941
Piraeus Bank SA (I)	74,373	80,928
		498,097
Guernsey, Channel Islands - 0.0%
Friends Life Group, Ltd.	48,902	277,726
Hong Kong - 3.1%
AIA Group, Ltd.	416,800	2,290,854
ASM Pacific Technology, Ltd.	6,500	61,889
Bank of East Asia, Ltd.	47,604	191,484
Beijing Enterprises Holdings, Ltd.	19,786	154,741
Belle International Holdings, Ltd.	185,860	208,528
BOC Hong Kong Holdings, Ltd.	143,328	476,669
Brilliance China Automotive Holdings, Ltd.	94,000	149,780
Cathay Pacific Airways, Ltd.	31,782	69,213
Cheung Kong Holdings, Ltd.	49,000	821,854
Cheung Kong Infrastructure Holdings, Ltd.	18,772	138,406
China Agri-Industries Holdings, Ltd. (I)	144,580	57,688
China Everbright International, Ltd.	86,000	128,071
China Everbright, Ltd.	56,216	133,028
China Gas Holdings, Ltd.	74,000	116,648
China Merchants Holdings
International Company, Ltd.	57,650	193,269
China Mobile, Ltd.	213,530	2,506,550
China Overseas Land & Investment, Ltd.	142,882	423,594
China Resources Enterprises, Ltd.	49,145	102,921
China Resources Gas Group, Ltd.	18,000	46,519
China Resources Land, Ltd.	90,789	239,178
China Resources Power
Holdings Company, Ltd.	67,867	174,408
China State Construction
International Holdings, Ltd.	42,000	59,062
China Taiping Insurance
Holdings Company, Ltd. (I)	60,500	171,930
China Unicom Hong Kong, Ltd.	165,982	222,011
CITIC, Ltd.	43,967	74,738
CLP Holdings, Ltd.	64,900	563,249
COSCO Pacific, Ltd.	88,157	125,081
CSPC Pharmaceutical Group, Ltd.	62,000	54,496
First Pacific Company, Ltd.	92,250	90,978
Franshion Properties China, Ltd.	74,000	21,118
Galaxy Entertainment Group, Ltd.	78,000	433,424
GCL-Poly Energy Holdings, Ltd. (I)	161,000	37,605
Guangdong Investment, Ltd.	99,220	128,820
Hang Lung Properties, Ltd.	88,326	246,404
Hang Seng Bank, Ltd.	27,019	449,068
Henderson Land Development Company, Ltd.	36,989	256,610
HKT Trust and HKT, Ltd.	127,233	165,133

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hong Kong & China Gas Company, Ltd.	222,989	$506,901
Hong Kong Exchanges & Clearing, Ltd.	38,972	860,374
Hutchison Whampoa, Ltd.	74,800	856,039
Hysan Development Company, Ltd.	24,415	108,354
Kerry Properties, Ltd.	21,438	77,200
Kingboard Chemical Holdings, Ltd.	29,732	49,924
Kunlun Energy Company, Ltd.	118,000	111,817
Lee & Man Paper Manufacturing, Ltd.	36,000	20,242
Li & Fung, Ltd.	211,600	197,362
MTR Corp., Ltd.	50,281	205,713
New World Development Company, Ltd.	132,978	152,660
Nine Dragons Paper Holdings, Ltd.	81,000	70,534
Noble Group, Ltd.	116,038	98,996
NWS Holdings, Ltd.	52,389	95,825
PCCW, Ltd.	181,876	124,305
Power Assets Holdings, Ltd.	49,082	474,210
Shanghai Industrial Holdings, Ltd.	33,930	101,330
Shangri-La Asia, Ltd.	70,102	95,880
Shimao Property Holdings, Ltd.	64,000	142,061
Sino Land Company, Ltd.	132,430	211,232
SJM Holdings, Ltd.	83,000	130,577
Sun Hung Kai Properties, Ltd.	57,130	865,544
Swire Pacific, Ltd., Class A	22,163	287,686
Swire Properties, Ltd.	43,628	128,652
Techtronic Industries Company	49,000	157,196
The Link REIT	86,244	537,242
The Wharf Holdings, Ltd.	56,876	408,318
WH Group Ltd. (I)(S)	125,803	71,581
Wheelock and Company, Ltd.	35,000	162,503
Yue Yuen Industrial Holdings, Ltd.	20,067	72,028
		19,167,305
Hungary - 0.0%
MOL Hungarian Oil and Gas PLC	1,549	67,983
OTP Bank PLC	9,034	130,311
		198,294
India - 1.4%
Dr. Reddy’s Laboratories, Ltd., ADR	6,254	315,514
GAIL India, Ltd., GDR	2,500	106,000
ICICI Bank, Ltd., ADR	151,330	1,747,862
Infosys, Ltd., ADR (L)	85,174	2,679,574
Larsen & Toubro, Ltd., GDR (S)	18,019	426,665
Mahindra & Mahindra, Ltd., ADR	6,560	128,904
Reliance Capital, Ltd., GDR (I)(L)(S)	4,327	33,918
Reliance Communication, Ltd., GDR (S)	75,892	96,246
Reliance Industries, Ltd., GDR (S)	57,120	1,610,784
Reliance Infrastructure, Ltd., GDR (S)	1,788	43,513
Sesa Goa, Ltd., ADR	7,500	101,850
State Bank of India, GDR	5,224	257,804
Tata Motors, Ltd., ADR	17,219	728,019
Tata Steel, Ltd., GDR	11,000	68,200
Ultratech Cement, Ltd., GDR	1,026	43,497
Wipro, Ltd., ADR (L)	43,749	495,239
		8,883,589
Indonesia - 0.6%
Adaro Energy Tbk PT	315,000	26,282
Astra Agro Lestari Tbk PT	17,500	34,195
Astra International Tbk PT	805,000	480,089
Bank Central Asia Tbk PT	428,500	454,526
Bank Danamon Indonesia Tbk PT	200,286	72,885
Bank Mandiri Persero Tbk PT	357,837	311,189
Bank Negara Indonesia Persero Tbk PT	276,500	135,483

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
Bank Rakyat Indonesia Persero Tbk PT	386,000	$362,832
Berlian Laju Tanker Tbk PT (I)	128,000	0
Charoen Pokphand Indonesia Tbk PT	276,000	84,010
Gudang Garam Tbk PT	26,000	127,372
Indo Tambangraya Megah Tbk PT	16,000	19,734
Indocement Tunggal Prakarsa Tbk PT	53,500	107,949
Indofood Sukses Makmur Tbk PT	253,500	138,204
Kalbe Farma Tbk PT	855,000	126,051
Perusahaan Gas Negara Persero Tbk PT	480,500	232,525
Semen Gresik Persero Tbk PT	111,000	144,911
Tambang Batubara Bukit Asam Persero Tbk PT	36,500	36,559
Telekomunikasi Indonesia Persero Tbk PT	1,932,500	444,144
Telekomunikasi Indonesia Tbk PT, ADR	179	8,096
Unilever Indonesia Tbk PT	66,500	172,485
United Tractors Tbk PT	92,779	129,576
		3,649,097
Ireland - 0.6%
Bank of Ireland (I)	853,257	320,220
CRH PLC	26,991	649,011
Experian PLC	34,164	575,901
Irish Bank Resolution Corp., Ltd. (I)	38,483	0
James Hardie Industries, Ltd.	16,532	176,483
Kerry Group PLC	5,738	396,416
Ryanair Holdings PLC, ADR (I)	1,921	136,910
Shire PLC	20,309	1,439,910
		3,694,851
Israel - 0.4%
Bank Hapoalim, Ltd.	44,835	210,820
Bank Leumi Le-Israel, Ltd. (I)	54,437	185,968
Bezeq The
Israeli Telecommunication Corp., Ltd.	65,229	115,704
Delek Group, Ltd.	86	21,571
Israel Chemicals, Ltd.	16,931	121,822
Mizrahi Tefahot Bank, Ltd.	5,543	58,010
NICE-Systems, Ltd.	2,975	150,456
Teva Pharmaceutical Industries, Ltd.	29,726	1,704,038
The Israel Corp., Ltd. (I)	58	27,452
		2,595,841
Italy - 1.4%
Assicurazioni Generali SpA	40,662	834,906
Atlantia SpA	11,994	278,764
Banca Monte dei Paschi di Siena SpA (I)	138,412	78,849
Banco Popolare SC (I)	12,613	151,756
Enel Green Power SpA	77,743	162,884
Enel SpA	229,224	1,021,769
Eni SpA	88,590	1,551,785
Exor SpA	3,038	124,655
Finmeccanica SpA (I)	17,213	159,992
Intesa Sanpaolo SpA	384,582	1,115,634
Intesa Sanpaolo SpA	42,950	105,827
Luxottica Group SpA	6,760	370,575
Mediobanca SpA	18,489	150,233
Pirelli & C. SpA	10,659	143,762
Prysmian SpA	7,382	134,528
Saipem SpA (I)	10,004	104,868
Snam SpA	62,699	310,311
Telecom Italia SpA (I)(L)	379,537	404,771
Telecom Italia SpA	233,394	195,128
Terna Rete Elettrica Nazionale SpA	43,861	199,224
UniCredit SpA	157,251	1,007,289

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Italy (continued)
Unione di Banche Italiane SCPA	27,462	$196,415
		8,803,925
Japan - 14.8%
ABC-Mart, Inc.	700	33,872
Acom Company, Ltd. (I)(L)	22,800	69,605
Advantest Corp.	6,000	74,366
Aeon Company, Ltd.	22,200	223,099
AEON Credit Service Company, Ltd.	2,100	41,477
Aeon Mall Company, Ltd.	3,300	58,479
Air Water, Inc.	5,000	79,197
Aisin Seiki Company, Ltd.	6,300	226,349
Ajinomoto Company, Inc.	20,000	372,338
Alfresa Holdings Corp.	5,200	62,795
Amada Company, Ltd.	12,000	102,825
ANA Holdings, Inc.	54,000	133,522
Aozora Bank, Ltd.	49,000	151,682
Asahi Glass Company, Ltd. (L)	41,000	199,595
Asahi Group Holdings, Ltd.	14,700	454,778
Asahi Kasei Corp.	46,000	419,632
Asics Corp.	5,900	142,044
Astellas Pharma, Inc.	75,100	1,045,550
Bandai Namco Holdings, Inc.	6,199	131,241
Benesse Holdings, Inc.	2,400	71,215
Bridgestone Corp.	22,100	766,471
Brother Industries, Ltd.	9,200	166,772
Calbee, Inc.	3,600	124,008
Canon, Inc.	39,400	1,252,280
Casio Computer Company, Ltd. (L)	6,700	102,492
Central Japan Railway Company, Ltd.	5,000	749,381
Chiyoda Corp.	6,000	49,710
Chubu Electric Power Company, Inc.	21,100	247,947
Chugai Pharmaceutical Company, Ltd.	8,600	211,159
Citizen Holdings Company, Ltd.	8,800	67,711
Credit Saison Company, Ltd.	5,000	92,982
Dai Nippon Printing Company, Ltd.	22,000	198,144
Daicel Corp.	12,534	146,403
Daihatsu Motor Company, Ltd.	8,000	104,487
Daiichi Sankyo Company, Ltd.	21,400	299,231
Daikin Industries, Ltd.	8,500	545,054
Daito Trust Construction Company, Ltd.	2,600	294,938
Daiwa House Industry Company, Ltd.	19,000	358,933
Daiwa Securities Group, Inc.	60,900	476,855
Denso Corp.	17,200	801,654
Dentsu, Inc.	7,600	319,515
Don Quijote Company, Ltd.	2,600	178,742
East Japan Railway Company	11,500	866,765
Eisai Company, Ltd.	9,300	359,660
Electric Power Development Company, Ltd.	4,600	155,438
FamilyMart Company, Ltd.	1,700	64,028
FANUC Corp.	6,800	1,121,186
Fast Retailing Company, Ltd.	1,800	655,011
Fuji Electric Company, Ltd.	17,000	67,777
Fuji Heavy Industries, Ltd.	21,000	743,105
FUJIFILM Holdings Corp.	15,600	476,011
Fujitsu, Ltd.	70,000	373,217
Fukuoka Financial Group, Inc.	29,000	149,509
Gungho Online Entertainment, Inc. (L)	13,000	47,068
Hakuhodo DY Holdings, Inc.	9,900	94,742
Hamamatsu Photonics KK	2,700	128,528
Hankyu Hanshin Holdings, Inc.	43,000	230,656
Hino Motors, Ltd.	10,000	131,633
Hirose Electric Company, Ltd.	1,300	150,830
Hisamitsu Pharmaceutical Company, Inc.	2,400	75,679

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Hitachi Chemical Company, Ltd.	3,700	$65,367
Hitachi Construction Machinery Company, Ltd.	4,100	86,687
Hitachi High-Technologies Corp.	3,200	91,925
Hitachi Metals, Ltd.	5,000	84,954
Hitachi, Ltd.	166,000	1,225,206
Hokuhoku Financial Group, Inc.	53,000	106,876
Hokuriku Electric Power Company	6,300	80,454
Honda Motor Company, Ltd.	57,000	1,672,282
Hoya Corp.	16,000	541,197
Hulic Company, Ltd.	9,000	89,975
Ibiden Company, Ltd.	4,400	64,971
Idemitsu Kosan Company, Ltd.	2,800	46,237
IHI Corp.	44,000	222,836
Inpex Corp.	31,000	345,122
Isetan Mitsukoshi Holdings, Ltd.	12,219	151,200
Isuzu Motors, Ltd.	23,000	280,147
ITOCHU Corp.	53,200	567,915
Itochu Techno-Solutions Corp.	800	28,227
J Front Retailing Company, Ltd.	9,000	104,238
Japan Airlines Company, Ltd.	4,000	118,596
Japan Exchange Group, Inc.	10,000	233,112
Japan Prime Realty Investment Corp.	28	97,425
Japan Real Estate Investment Corp.	42	202,368
Japan Retail Fund Investment Corp.	75	158,496
Japan Tobacco, Inc.	38,300	1,054,122
JFE Holdings, Inc.	18,400	410,336
JGC Corp.	7,000	144,108
JSR Corp.	6,500	111,568
JTEKT Corp.	7,300	122,857
JX Holdings, Inc.	84,911	330,440
Kajima Corp.	33,000	135,707
Kakaku.com, Inc.	5,000	71,533
Kamigumi Company, Ltd.	9,000	80,170
Kaneka Corp.	11,829	63,382
Kansai Paint Company, Ltd.	7,000	108,444
Kao Corp.	17,500	690,104
Kawasaki Heavy Industries, Ltd.	50,000	227,377
KDDI Corp.	19,800	1,243,916
Keihan Electric Railway Company, Ltd.	17,000	90,971
Keikyu Corp.	18,000	133,178
Keio Corp.	20,000	143,872
Keisei Electric Railway Company, Ltd.	8,000	97,276
Keyence Corp.	1,599	712,506
Kikkoman Corp.	5,000	122,545
Kintetsu Corp.	62,000	203,850
Kirin Holdings Company, Ltd.	27,500	341,712
Kobe Steel, Ltd.	105,000	180,862
Koito Manufacturing Company, Ltd.	4,000	122,367
Komatsu, Ltd.	31,700	700,821
Konami Corp.	3,700	67,834
Konica Minolta, Inc.	20,000	217,920
Kubota Corp.	40,000	580,591
Kuraray Company, Ltd.	13,200	149,976
Kurita Water Industries, Ltd.	4,400	91,749
Kyocera Corp.	11,600	530,811
Kyowa Hakko Kirin Company, Ltd.	9,473	89,203
Kyushu Electric Power Company, Inc. (I)	16,300	163,248
Lawson, Inc.	2,100	126,899
LIXIL Group Corp.	8,700	183,098
M3, Inc.	7,400	123,817
Mabuchi Motor Company, Ltd.	1,600	63,508
Makita Corp.	3,900	175,742
Marubeni Corp.	60,000	359,002

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Marui Group Company, Ltd.	7,600	$68,550
Maruichi Steel Tube, Ltd.	1,200	25,540
Mazda Motor Corp.	20,400	489,918
McDonald’s Holdings Company Japan, Ltd. (L)	2,600	56,908
Medipal Holdings Corp.	5,490	64,121
MEIJI Holdings Company, Ltd.	2,500	227,448
Minebea Company, Ltd.	11,000	162,447
Miraca Holdings, Inc.	2,300	98,943
Mitsubishi Chemical Holdings Corp.	50,500	244,950
Mitsubishi Corp.	48,700	891,216
Mitsubishi Electric Corp.	67,000	795,829
Mitsubishi Estate Company, Ltd.	43,000	906,047
Mitsubishi Gas & Chemicals Company, Inc.	14,829	74,425
Mitsubishi Heavy Industries, Ltd.	112,000	618,082
Mitsubishi Logistics Corp.	5,943	86,434
Mitsubishi Materials Corp.	39,000	129,379
Mitsubishi Motors Corp.	17,000	155,303
Mitsubishi Tanabe Pharma Corp.	7,000	102,610
Mitsubishi UFJ Financial Group, Inc.	447,000	2,455,918
Mitsubishi UFJ Lease &
Finance Company, Ltd.	17,600	82,770
Mitsui & Company, Ltd.	62,800	841,089
Mitsui Chemicals, Inc.	25,000	70,809
Mitsui Fudosan Company, Ltd.	31,000	831,282
Mitsui O.S.K. Lines, Ltd.	47,000	139,249
Mizuho Financial Group, Inc.	791,300	1,326,458
MS&AD Insurance Group Holdings, Inc.	17,100	405,239
Murata Manufacturing Company, Ltd.	6,900	752,934
Nabtesco Corp.	3,900	94,258
Nagoya Railroad Company, Ltd.	30,000	111,697
NEC Corp.	95,000	276,070
Nexon Company, Ltd.	4,100	38,221
NGK Insulators, Ltd.	9,000	184,485
NGK Spark Plug Company, Ltd.	5,000	151,927
NH Foods, Ltd.	5,238	114,598
NHK Spring Company, Ltd.	4,600	40,026
Nidec Corp.	7,000	452,100
Nikon Corp.	13,700	182,031
Nintendo Company, Ltd.	4,000	417,430
Nippon Building Fund, Inc.	48	240,965
Nippon Electric Glass Company, Ltd.	14,000	62,997
Nippon Express Company, Ltd.	30,000	152,033
Nippon Paint Company, Ltd.	6,000	173,868
Nippon Prologis REIT, Inc.	60	130,275
Nippon Steel & Sumitomo Metal Corp.	269,000	667,290
Nippon Telegraph & Telephone Corp.	12,800	653,857
Nippon Yusen KK	55,000	155,348
Nissan Motor Company, Ltd.	84,600	737,862
Nisshin Seifun Group, Inc.	7,400	71,639
Nissin Food Products Company, Ltd.	2,200	104,859
Nitori Holdings Company, Ltd.	2,100	112,830
Nitto Denko Corp.	6,000	335,253
NOK Corp.	3,800	96,723
Nomura Holdings, Inc.	125,400	709,643
Nomura Real Estate Holdings, Inc.	4,500	77,006
Nomura Research Institute, Ltd.	3,200	97,872
NSK, Ltd.	13,715	161,929
NTT Data Corp.	4,500	167,647
NTT DOCOMO, Inc.	55,200	803,880
NTT Urban Development Corp.	2,200	22,155
Obayashi Corp.	27,000	174,047
Odakyu Electric Railway Company, Ltd.	23,000	203,737
Oji Holdings Corp.	30,000	107,337

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Olympus Corp. (I)	7,000	$245,212
Omron Corp.	7,100	317,622
Ono Pharmaceutical Company, Ltd.	2,900	256,753
Oracle Corp. Japan	1,500	61,119
Oriental Land Company, Ltd.	1,800	415,105
ORIX Corp.	47,800	601,457
Osaka Gas Company, Ltd.	69,000	257,711
Otsuka Corp.	1,200	38,050
Otsuka Holdings Company, Ltd.	12,500	374,765
Panasonic Corp.	78,000	918,718
Park24 Company, Ltd.	5,000	73,607
Rakuten, Inc.	27,200	378,238
Recruit Holdings Company, Ltd. (I)	5,000	143,597
Resona Holdings, Inc.	71,500	361,182
Ricoh Company, Ltd.	24,000	242,617
Rinnai Corp.	1,200	80,631
Rohm Company, Ltd.	3,800	228,962
Sankyo Company, Ltd.	1,900	65,177
Sanrio Company, Ltd. (L)	1,700	42,003
Santen Pharmaceutical Company, Ltd.	2,800	150,737
SBI Holdings, Inc.	8,013	87,547
Secom Company, Ltd.	7,700	442,400
Sega Sammy Holdings, Inc.	6,900	88,280
Seibu Holdings, Inc.	4,000	81,552
Seiko Epson Corp.	4,700	196,668
Sekisui Chemical Company, Ltd.	17,000	204,527
Sekisui House, Ltd.	20,000	263,160
Seven & I Holdings Company, Ltd.	26,100	938,852
Seven Bank, Ltd.	20,400	85,629
Sharp Corp. (I)(L)	41,000	90,704
Shikoku Electric Power Company, Inc. (I)	6,400	77,630
Shimadzu Corp.	9,000	91,548
Shimamura Company, Ltd.	700	60,408
Shimano, Inc.	2,600	336,756
Shimizu Corp.	20,000	135,841
Shin-Etsu Chemical Company, Ltd.	14,600	950,456
Shinsei Bank, Ltd.	69,000	120,089
Shionogi & Company, Ltd.	9,500	245,440
Shiseido Company, Ltd.	14,200	199,147
Showa Shell Sekiyu KK (L)	6,845	67,426
SMC Corp.	2,000	524,448
SoftBank Corp.	33,700	2,005,934
Sompo Japan Nipponkoa Holdings, Inc.	11,500	289,199
Sony Corp.	36,700	749,020
Sony Financial Holdings, Inc.	5,800	85,406
Stanley Electric Company, Ltd.	4,500	97,171
Sumitomo Chemical Company, Ltd.	49,000	192,900
Sumitomo Corp.	41,300	424,179
Sumitomo Dainippon Pharma Company, Ltd.	7,200	69,724
Sumitomo Electric Industries, Ltd.	26,500	330,966
Sumitomo Heavy Industries, Ltd.	20,010	107,634
Sumitomo Metal Mining Company, Ltd.	17,000	253,553
Sumitomo Mitsui Financial Group, Inc.	43,800	1,583,488
Sumitomo Mitsui Trust Holdings, Inc.	117,000	448,144
Sumitomo Realty &
Development Company, Ltd.	13,000	442,899
Sumitomo Rubber Industries, Ltd.	7,100	105,549
Suntory Beverage & Food, Ltd.	5,000	172,746
Suruga Bank, Ltd.	6,000	110,262
Suzuken Company, Ltd.	2,400	66,296
Suzuki Motor Corp.	13,000	389,575
Sysmex Corp.	4,800	213,036
T&D Holdings, Inc.	23,300	279,317

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Taiheiyo Cement Corp.	42,000	$131,770
Taisei Corp.	37,000	209,864
Taisho Pharmaceutical Holdings Company, Ltd.	1,200	73,321
Takashimaya Company, Ltd.	11,181	89,277
Takeda Pharmaceutical Company, Ltd.	27,100	1,121,880
TDK Corp.	4,900	288,587
Teijin, Ltd.	32,000	85,053
Terumo Corp.	11,800	267,816
The Bank of Kyoto, Ltd.	13,000	108,675
The Bank of Yokohama, Ltd.	44,000	238,977
The Chiba Bank, Ltd.	31,000	203,140
The Chugoku Bank, Ltd.	6,000	81,786
The Chugoku Electric Power Company, Inc.	12,400	162,124
The Dai-ichi Life Insurance Company, Ltd.	37,100	563,172
The Gunma Bank, Ltd.	14,000	90,853
The Hachijuni Bank, Ltd.	13,000	83,507
The Hiroshima Bank, Ltd.	24,000	114,231
The Iyo Bank, Ltd.	10,000	108,307
The Joyo Bank, Ltd.	23,000	113,893
The Kansai Electric Power Company, Ltd. (I)	24,500	233,071
The Shizuoka Bank, Ltd.	22,000	201,175
The Yokohama Rubber Company, Ltd.	10,000	91,053
THK Company, Ltd.	4,000	96,128
Tobu Railway Company, Ltd.	40,000	171,046
Toho Company, Ltd.	4,567	103,623
Toho Gas Company, Ltd.	14,000	68,493
Tohoku Electric Power Company, Inc.	18,500	215,275
Tokio Marine Holdings, Inc.	23,500	763,225
Tokyo Electric Power Company, Inc. (I)	54,500	221,669
Tokyo Electron, Ltd.	5,800	439,815
Tokyo Gas Company, Ltd.	90,000	485,610
Tokyo Tatemono Company, Ltd.	15,000	109,164
Tokyu Corp.	44,000	272,645
Tokyu Fudosan Holdings Corp.	15,000	104,075
TonenGeneral Sekiyu KK	10,000	85,366
Toppan Printing Company, Ltd.	24,000	155,939
Toray Industries, Inc.	49,000	391,509
Toshiba Corp.	138,000	581,987
TOTO, Ltd.	9,000	104,694
Toyo Seikan Kaisha, Ltd.	4,800	59,623
Toyo Suisan Kaisha, Ltd.	4,000	128,795
Toyoda Gosei Company, Ltd.	2,466	49,602
Toyota Industries Corp.	6,100	312,636
Toyota Motor Corp.	95,700	5,963,770
Toyota Tsusho Corp.	7,900	183,516
Trend Micro, Inc.	4,000	110,533
Unicharm Corp.	12,900	309,201
United Urban Investment Corp.	85	133,800
USS Company, Ltd.	7,770	119,384
West Japan Railway Company	6,100	288,397
Yahoo Japan Corp.	52,400	187,798
Yakult Honsha Company, Ltd.	2,843	150,068
Yamada Denki Company, Ltd.	33,400	112,061
Yamaguchi Financial Group, Inc.	7,000	71,940
Yamaha Corp.	4,400	64,856
Yamaha Motor Company, Ltd.	8,100	162,059
Yamato Kogyo Company, Ltd.	2,300	64,328
Yamato Transport Company, Ltd.	12,800	253,462
Yamazaki Baking Company, Ltd.	4,000	49,357
Yaskawa Electric Corp.	9,000	114,958
Yokogawa Electric Corp.	7,686	84,339
		92,125,448

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Jersey, Channel Islands - 0.0%
Randgold Resources, Ltd.	3,461	$234,967
Luxembourg - 0.3%
Altice SA (I)	2,177	172,189
ArcelorMittal	36,457	399,419
Millicom International Cellular SA	2,700	200,057
RTL Group SA	1,422	135,596
SES SA	11,632	417,356
Tenaris SA	16,418	248,090
		1,572,707
Macau - 0.1%
MGM China Holdings, Ltd.	35,912	90,675
Sands China, Ltd.	88,800	432,858
Wynn Macau, Ltd.	61,415	171,731
		695,264
Malaysia - 0.8%
AirAsia BHD	21,700	16,842
Alliance Financial Group BHD	53,600	72,030
AMMB Holdings BHD	59,087	110,965
Axiata Group BHD	90,800	182,754
Berjaya Sports Toto BHD	11,542	11,567
British American Tobacco Malaysia BHD	4,300	79,640
Bumi Armada BHD	83,400	25,980
CIMB Group Holdings BHD	176,844	280,672
DiGi.Com BHD	110,800	195,183
Felda Global Ventures Holdings BHD	39,000	24,241
Gamuda BHD	62,000	88,998
Genting BHD	72,900	184,673
Genting Malaysia BHD	105,700	122,741
Genting Plantations BHD	15,000	42,649
Hong Leong Bank BHD	20,060	80,155
Hong Leong Financial Group BHD	5,600	26,315
IHH Healthcare BHD	71,800	98,880
IJM Corp. BHD	43,710	82,070
IOI Corp. BHD	114,466	157,094
IOI Properties Group BHD	57,232	39,469
Kuala Lumpur Kepong BHD	17,150	111,570
Lafarge Malayan Cement BHD	9,360	26,052
Malayan Banking BHD	180,541	472,804
Malaysia Airports Holdings BHD	34,111	66,188
Maxis BHD	67,200	131,231
MISC BHD	26,280	54,221
Petronas Chemicals Group BHD	99,800	155,213
Petronas Dagangan BHD	12,200	59,791
Petronas Gas BHD	21,200	134,529
PPB Group BHD	17,700	72,126
Public Bank BHD	97,378	508,731
RHB Capital BHD	18,480	40,174
Sapurakencana Petroleum BHD	80,300	53,126
Sime Darby BHD	99,348	261,323
Telekom Malaysia BHD	41,901	82,258
Tenaga Nasional BHD	97,450	383,802
UEM Sunrise BHD	36,187	14,503
UMW Holdings BHD	25,500	80,056
YTL Corp. BHD	153,792	69,874
YTL Power International BHD	51,383	21,691
		4,722,181
Malta - 0.0%
BGP Holdings PLC (I)	271,827	0
Mexico - 1.0%
Alfa SAB de CV, Class A (I)	97,680	218,284
America Movil SAB de CV, Series L	1,194,332	1,330,836

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
Arca Continental SAB de CV (I)	7,500	$47,403
Cemex SAB de CV (I)	435,030	444,060
Coca-Cola Femsa SAB de CV, Series L	15,312	132,501
Compartamos SAB de CV	28,000	56,270
Controladora Comercial Mexicana SAB de CV	20,600	72,521
El Puerto de Liverpool SAB de CV	4,600	46,054
Fibra Uno Administracion SA de CV	71,200	209,926
Fomento Economico Mexicano SAB de CV (I)	69,820	619,276
Fresnillo PLC	7,504	89,185
Grupo Aeroportuario del Pacifico SAB
de CV, Series B	18,400	115,261
Grupo Aeroportuario del Sureste SAB
de CV, Class B	9,800	129,467
Grupo Bimbo SAB de CV, Series A	63,384	174,294
Grupo Carso SAB de CV, Series A1	17,777	87,694
Grupo Financiero Banorte SAB de CV, Series O	94,062	519,728
Grupo Financiero Inbursa SAB de CV, Series O	64,238	166,628
Grupo Financiero Santander Mexico SAB
de CV, Class B	65,000	135,738
Grupo Mexico SAB de CV, Series B	132,866	385,349
Grupo Televisa SAB	91,626	626,997
Industrias Penoles SAB de CV	4,883	95,315
Kimberly-Clark de Mexico SAB de CV	56,178	122,266
Mexichem SAB de CV (I)	31,640	95,561
Minera Frisco SAB de CV, Class A1 (I)	27,077	39,311
Promotora y Operadora de Infraestructura
SAB de CV (I)	9,800	118,168
Wal-Mart de Mexico SAB de CV	199,088	428,167
		6,506,260
Netherlands - 2.7%
Aegon NV	64,710	486,358
Akzo Nobel NV (L)	8,385	580,158
ASML Holding NV	12,384	1,338,060
Boskalis Westminster NV	2,557	139,881
Corio NV	2,979	145,887
Delta Lloyd NV	4,778	105,070
Gemalto NV (L)	2,994	244,348
Heineken Holding NV	4,171	261,111
Heineken NV	8,722	619,329
ING Groep NV (I)	134,847	1,742,177
Koninklijke Ahold NV	34,366	610,782
Koninklijke DSM NV	6,401	390,416
Koninklijke KPN NV	114,399	361,197
Koninklijke Philips NV	34,071	987,582
Koninklijke Vopak NV	2,830	146,826
NN Group NV (I)	4,208	125,623
QIAGEN NV (I)	8,422	196,174
Randstad Holding NV	4,700	226,147
Royal Dutch Shell PLC, A Shares	135,820	4,532,706
Royal Dutch Shell PLC, B Shares	84,643	2,924,505
TNT Express NV	12,234	81,557
Wolters Kluwer NV	11,636	355,075
		16,600,969
New Zealand - 0.1%
Auckland International Airport, Ltd.	23,440	77,126
Contact Energy, Ltd.	8,664	43,027
Fletcher Building, Ltd.	23,909	154,040
Spark New Zealand, Ltd.	40,371	97,866
		372,059
Norway - 0.4%
DNB ASA	34,358	506,802

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Norway (continued)
Gjensidige Forsikring ASA	4,167	$67,995
Norsk Hydro ASA	44,388	250,039
Orkla ASA	33,366	227,138
Statoil ASA	39,875	702,073
Telenor ASA	23,931	484,091
Yara International ASA	6,981	310,881
		2,549,019
Peru - 0.1%
Compania de Minas Buenaventura SA, ADR	7,964	76,136
Credicorp, Ltd.	2,734	437,932
		514,068
Philippines - 0.2%
Ayala Corp.	7,160	110,619
Ayala Land, Inc.	253,800	189,253
Bank of the Philippine Islands	29,885	62,518
BDO Unibank, Inc.	24,194	59,185
Energy Development Corp.	244,436	44,446
Globe Telecom, Inc.	970	37,244
Jollibee Foods Corp.	18,900	90,351
Metropolitan Bank & Trust Company	40,063	73,869
Philippine Long Distance Telephone Company	2,340	151,010
SM Investments Corp.	5,535	100,012
SM Prime Holdings, Inc.	241,744	91,511
Universal Robina Corp.	30,280	132,017
		1,142,035
Poland - 0.3%
Bank Handlowy w Warszawie SA	1,164	34,977
Bank Millennium SA	12,341	28,786
Bank Pekao SA	4,928	247,662
Bank Zachodni WBK SA	1,033	108,930
Boryszew SA (I)	2,380	3,859
Cyfrowy Polsat SA	6,360	42,015
Enea SA	3,933	16,921
Eurocash SA	2,447	26,183
Grupa Lotos SA (I)	979	7,438
Grupa Lotos SA (I)	2,314	16,585
KGHM Polska Miedz SA	5,681	173,185
mBank	525	73,594
Orange Polska SA	26,179	61,169
PGE Polska Grupa Energetyczna SA	26,654	140,926
Polski Koncern Naftowy Orlen SA	11,432	156,329
Polskie Gornictwo Naftowe i Gazownictwo SA	63,078	78,662
Powszechna Kasa Oszczednosci
Bank Polski SA	30,479	305,945
Powszechny Zaklad Ubezpieczen SA	2,300	313,886
Synthos SA	14,988	17,345
Tauron Polska Energia SA	37,474	52,987
		1,907,384
Portugal - 0.1%
EDP - Energias de Portugal SA	84,624	328,141
Galp Energia SGPS SA	7,057	71,664
Jeronimo Martins SGPS SA	7,332	73,469
		473,274
Russia - 0.7%
Gazprom OAO, ADR	255,342	1,156,970
Lukoil OAO, ADR	29,756	1,141,143
MMC Norilsk Nickel OJSC, ADR (I)	39,185	560,341
Mobile Telesystems OJSC, ADR	20,264	145,496
NovaTek OAO, GDR (I)	3,606	280,821
Rosneft OAO, GDR	39,131	137,133

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Russia (continued)
Sberbank of Russia, ADR	74,900	$288,001
Severstal OAO, GDR	4,250	38,675
Sistema JSFC, GDR	3,202	16,797
Surgutneftegas OAO, ADR	23,070	97,647
Surgutneftegas OAO, Class B, ADR	22,274	114,934
Tatneft OAO, ADR	7,986	195,829
Uralkali OSJC, GDR	6,000	70,740
VTB Bank OJSC, GDR (I)(L)	50,760	116,336
		4,360,863
Singapore - 1.1%
Ascendas Real Estate Investment Trust	56,864	102,000
CapitaLand, Ltd.	89,999	223,769
CapitaMall Trust	90,402	138,801
City Developments, Ltd.	14,000	108,011
ComfortDelGro Corp., Ltd.	70,000	136,984
DBS Group Holdings, Ltd.	61,317	949,269
Genting Singapore PLC	226,200	183,401
Global Logistic Properties, Ltd.	108,000	201,355
Golden Agri-Resources, Ltd.	284,496	98,464
Hutchison Port Holdings Trust	215,400	148,036
Jardine Cycle and Carriage, Ltd.	4,547	145,675
Keppel Corp., Ltd.	49,969	333,062
Keppel Land, Ltd.	35,510	91,478
Oversea-Chinese Banking Corp., Ltd.	101,410	797,891
Sembcorp Industries, Ltd.	38,019	127,326
SembCorp Marine, Ltd. (L)	36,999	90,784
Singapore Airlines, Ltd.	23,140	201,861
Singapore Exchange, Ltd.	37,000	217,527
Singapore Press Holdings, Ltd.	59,500	188,881
Singapore Technologies Engineering, Ltd.	54,000	138,218
Singapore Telecommunications, Ltd.	279,840	821,415
StarHub, Ltd.	21,000	65,612
Suntec Real Estate Investment Trust	82,000	121,304
United Overseas Bank, Ltd.	44,650	823,973
UOL Group, Ltd.	24,873	130,031
Wilmar International, Ltd.	72,000	175,438
		6,760,566
South Africa - 1.7%
African Bank Investments, Ltd. (I)	52,291	1,401
African Rainbow Minerals, Ltd.	5,606	57,407
Anglo American Platinum, Ltd. (I)	2,632	77,271
AngloGold Ashanti, Ltd. (I)	14,430	126,012
Aspen Pharmacare Holdings, Ltd.	8,659	302,079
Assore, Ltd.	664	8,520
Barclays Africa Group, Ltd.	12,071	188,753
Bidvest Group, Ltd.	11,166	291,922
Coronation Fund Managers, Ltd.	8,138	80,537
Discovery, Ltd.	15,181	145,351
Exxaro Resources, Ltd.	4,891	43,654
FirstRand, Ltd.	118,126	513,518
Gold Fields, Ltd.	29,492	133,326
Growthpoint Properties, Ltd.	77,099	183,187
Impala Platinum Holdings, Ltd. (I)	22,733	148,565
Imperial Holdings, Ltd.	6,917	110,123
Investec PLC	19,237	161,173
Investec, Ltd.	7,953	66,652
Kumba Iron Ore, Ltd.	3,135	64,835
Liberty Holdings, Ltd.	4,754	50,377
Life Healthcare Group Holdings, Ltd.	40,397	149,232
Massmart Holdings, Ltd.	4,351	53,321
Mediclinic International, Ltd.	12,912	111,766
MMI Holdings, Ltd.	19,936	51,714

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Mr. Price Group, Ltd.	8,969	$181,433
MTN Group, Ltd.	59,164	1,125,449
Naspers, Ltd.	13,874	1,794,673
Nedbank Group, Ltd.	7,167	153,484
Netcare, Ltd.	36,217	118,361
Pick n Pay Stores, Ltd.	7,147	32,322
PPC, Ltd.	27,421	65,082
Rand Merchant Insurance Holdings, Ltd.	31,391	110,667
Redefine Properties, Ltd.	117,531	108,709
Remgro, Ltd.	18,654	408,088
RMB Holdings, Ltd.	31,391	173,356
Sanlam, Ltd.	64,030	385,286
Sappi, Ltd. (I)	26,810	97,206
Sasol, Ltd.	19,396	723,914
Shoprite Holdings, Ltd.	16,492	238,685
Standard Bank Group, Ltd.	42,608	525,135
Steinhoff International Holdings, Ltd.	60,568	309,854
The Foschini Group, Ltd.	6,632	76,138
Tiger Brands, Ltd.	6,286	199,226
Truworths International, Ltd.	18,481	122,728
Vodacom Group, Ltd.	13,061	144,525
Woolworths Holdings, Ltd.	26,688	176,988
		10,392,005
South Korea - 2.9%
AMOREPACIFIC Corp.	102	205,924
AMOREPACIFIC Group	77	69,642
BS Financial Group, Inc. (I)	6,581	86,644
Celltrion, Inc. (I)(L)	2,680	94,131
CJ CheilJedang Corp.	326	90,844
CJ Corp.	456	64,561
Coway Company, Ltd.	1,930	147,166
Daelim Industrial Company, Ltd. (I)	877	52,287
Daewoo Engineering &
Construction Company, Ltd. (I)	2,130	11,316
Daewoo International Corp.	1,626	46,467
Daewoo Securities Company, Ltd. (I)	7,159	63,264
Daewoo Shipbuilding & Marine
Engineering Company, Ltd. (I)	4,040	67,949
Daum Communications Corp.	874	97,807
DGB Financial Group, Inc. (I)	3,940	40,500
Dongbu Insurance Company, Ltd.	1,810	90,387
Doosan Corp.	163	15,314
Doosan Heavy Industries and
Construction Company, Ltd. (I)	2,030	43,368
Doosan Infracore Company, Ltd. (I)	4,470	39,183
E-Mart Company, Ltd. (I)	817	151,192
GS Engineering & Construction Corp. (I)	1,468	30,739
GS Holdings Corp. (I)	2,038	74,181
Hana Financial Group, Inc.	9,912	287,074
Hankook Tire Company, Ltd.	3,008	142,945
Hanwha Chemical Corp. (I)	2,217	23,533
Hanwha Corp. (I)	2,040	57,677
Hanwha Life Insurance Company, Ltd. (I)	8,120	61,350
Hotel Shilla Company, Ltd.	1,190	98,706
Hyosung Corp. (I)	1,033	64,108
Hyundai Department Store Company, Ltd.	494	54,945
Hyundai Development Company (I)	1,140	39,973
Hyundai Engineering &
Construction Company, Ltd.	2,649	100,853
Hyundai Glovis Company, Ltd.	539	142,628
Hyundai Heavy Industries Company, Ltd. (I)	1,587	164,718
Hyundai Marine & Fire
Insurance Company, Ltd.	2,650	62,699

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Hyundai Merchant Marine Company, Ltd. (I)	2,351	$21,066
Hyundai Mipo Dockyard Company, Ltd.	513	32,216
Hyundai Mobis Company, Ltd. (I)	2,332	498,924
Hyundai Motor Company (I)	5,356	818,162
Hyundai Steel Company (I)	2,189	125,381
Hyundai Wia Corp.	644	102,959
Industrial Bank of Korea (I)	7,080	90,571
Kangwon Land, Inc.	4,000	110,252
KB Financial Group, Inc. (I)	10,980	358,980
KB Financial Group, Inc., ADR	2,772	90,423
KCC Corp.	196	92,405
Kia Motors Corp. (I)	8,934	424,508
Korea Aerospace Industries, Ltd.	1,710	61,708
Korea Electric Power Corp.	6,370	245,455
Korea Electric Power Corp., ADR (L)	4,277	82,803
Korea Gas Corp. (I)	1,166	52,433
Korea Investment Holdings Company, Ltd. (I)	1,170	51,447
Korea Zinc Company, Ltd.	339	123,910
Korean Air Lines Company, Ltd. (I)	917	39,334
KT Corp.	2,633	74,454
KT&G Corp.	3,640	252,737
Kumho Petrochemical Company, Ltd.	614	44,831
LG Chem, Ltd.	1,568	256,403
LG Corp. (I)	3,654	202,952
LG Display Company, Ltd. (I)	7,650	232,020
LG Display Company, Ltd., ADR (I)(L)	2,417	36,618
LG Electronics, Inc. (I)	3,460	185,339
LG Household & Health Care, Ltd.	362	205,454
LG Innotek Company, Ltd. (I)	210	21,347
LG Uplus Corp.	6,602	68,836
Lotte Chemical Corp. (I)	562	80,912
Lotte Confectionery Company, Ltd. (I)	20	32,404
Lotte Shopping Company, Ltd. (I)	410	101,406
LS Corp. (I)	793	39,115
LS Industrial Systems Company, Ltd.	735	39,914
Mirae Asset Securities Company, Ltd. (I)	918	35,698
NAVER Corp. (I)	965	618,019
NCSoft Corp.	632	103,645
OCI Company, Ltd. (I)	650	46,001
Orion Corp.	143	132,033
POSCO	2,241	564,496
S-Oil Corp.	1,778	78,125
S1 Corp.	810	52,260
Samsung C&T Corp.	4,135	230,942
Samsung Card Company, Ltd.	1,490	59,903
Samsung Electro-Mechanics Company, Ltd. (I)	2,318	114,614
Samsung Electronics Company, Ltd.	3,829	4,603,392
Samsung Engineering Company, Ltd. (I)	1,181	40,423
Samsung Fire & Marine
Insurance Company, Ltd.	1,090	279,709
Samsung Heavy Industries Company, Ltd.	6,270	113,099
Samsung Life Insurance Company, Ltd.	2,331	246,827
Samsung SDI Company, Ltd. (I)	1,793	187,462
Samsung Securities Company, Ltd. (I)	2,498	100,447
Shinhan Financial Group Company, Ltd., ADR	350	14,137
Shinhan Financial Group Company, Ltd. (I)	14,125	567,756
Shinsegae Company, Ltd. (I)	197	32,338
SK C&C Company, Ltd.	585	113,299
SK Holdings Company, Ltd. (I)	1,019	151,248
SK Hynix, Inc. (I)	19,510	833,768
SK Innovation Company, Ltd. (I)	2,274	175,145
SK Networks Company, Ltd. (I)	3,090	24,908
SK Telecom Company, Ltd.	257	62,860

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Woori Bank Company, Ltd. (I)	12,174	$110,758
Woori Investment &
Securities Company, Ltd. (I)	3,944	36,393
Yuhan Corp.	350	53,785
		17,965,244
Spain - 2.4%
Abertis Infraestructuras SA	15,172	300,858
ACS Actividades de Construccion
y Servicios SA	6,772	236,038
Amadeus IT Holding SA, A Shares	14,607	581,758
Banco Bilbao Vizcaya Argentaria SA	207,153	1,956,436
Banco de Sabadell SA	118,532	313,631
Banco Popular Espanol SA	61,221	305,176
Banco Santander SA	428,680	3,597,960
Bankia SA (I)	160,432	238,069
Bankinter SA	23,159	186,053
CaixaBank SA	78,462	411,127
Distribuidora Internacional de Alimentacion SA	23,600	159,915
Enagas SA	6,236	196,690
Ferrovial SA	15,122	298,934
Gas Natural SDG SA	12,174	305,818
Grifols SA	4,281	170,827
Grifols SA, B Shares	427	14,422
Iberdrola SA	175,804	1,185,049
Inditex SA	37,987	1,083,594
Mapfre SA	30,375	102,667
Red Electrica Corp. SA	4,146	365,476
Repsol SA	32,491	608,258
Telefonica SA	146,711	2,106,406
Zardoya Otis SA	5,733	63,577
		14,788,739
Sweden - 2.2%
Alfa Laval AB	10,314	195,036
Assa Abloy AB, Series B	11,407	602,477
Atlas Copco AB, A Shares	23,341	649,478
Atlas Copco AB, Series B	13,732	351,509
Boliden AB (L)	10,826	173,051
Electrolux AB, Series B	9,396	274,544
Elekta AB, B Shares (L)	15,376	157,028
Getinge AB, B Shares	6,512	148,294
Hennes & Mauritz AB, B Shares	33,066	1,373,727
Hexagon AB, B Shares	9,601	296,186
Husqvarna AB, B Shares	18,793	138,137
ICA Gruppen AB	2,659	103,537
Industrivarden AB, C Shares	2,860	49,644
Investment AB Kinnevik, B Shares	7,421	241,325
Investor AB, B Shares	16,147	587,070
Lundin Petroleum AB (I)	8,518	121,896
Nordea Bank AB	100,775	1,166,550
Sandvik AB	40,462	393,415
Securitas AB, Series B	14,347	173,566
Skandinaviska Enskilda Banken AB, Series A	56,007	711,208
Skanska AB, Series B	14,150	303,806
SKF AB, B Shares	15,548	327,527
Svenska Cellulosa AB SCA, B Shares	19,945	429,988
Svenska Handelsbanken AB, A Shares	18,485	864,873
Swedbank AB, A Shares	32,393	803,700
Swedish Match AB	8,709	272,892
Tele2 AB, B Shares	12,690	153,773
Telefonaktiebolaget LM Ericsson, B Shares	105,801	1,281,050
TeliaSonera AB	82,426	529,947

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Volvo AB, Series B	52,551	$566,683
		13,441,917
Switzerland - 6.9%
ABB, Ltd. (I)	76,786	1,624,649
Actelion, Ltd. (I)	3,508	403,845
Adecco SA (I)	5,213	358,338
Aryzta AG (I)	3,464	266,207
Baloise Holding AG	1,589	203,093
Barry Callebaut AG (I)	81	83,043
Chocoladefabriken Lindt & Sprungli AG	4	230,807
Chocoladefabriken Lindt & Sprungli AG	35	173,056
Cie Financiere Richemont SA	18,244	1,617,488
Coca-Cola HBC AG (I)	7,325	139,464
Credit Suisse Group AG (I)	52,067	1,307,988
EMS-Chemie Holding AG	400	161,929
Geberit AG	1,444	488,509
Givaudan SA (I)	319	572,240
Glencore PLC (I)	371,649	1,715,468
Holcim, Ltd. (I)	8,405	600,824
Julius Baer Group, Ltd. (I)	8,521	389,052
Kuehne & Nagel International AG	2,068	280,908
Lonza Group AG (I)	1,729	194,671
Nestle SA	111,948	8,161,119
Novartis AG	79,810	7,401,857
Pargesa Holding SA	755	58,260
Partners Group Holding AG	751	218,494
Roche Holding AG	24,377	6,604,758
Schindler Holding AG,
Participation Certificates	1,670	241,088
Schindler Holding AG, Registered Shares	806	115,559
SGS SA	194	396,142
Sika AG	91	268,444
Sonova Holding AG	1,693	248,719
STMicroelectronics NV	24,208	180,629
Sulzer AG	981	104,939
Swiss Life Holding AG (I)	1,089	257,387
Swiss Prime Site AG (I)	2,297	168,471
Swiss Re AG (I)	12,928	1,083,000
Swisscom AG	890	467,016
Syngenta AG	3,188	1,025,444
The Swatch Group AG	1,748	150,859
The Swatch Group AG, BR Shares	1,109	492,680
Transocean, Ltd.	14,101	258,752
UBS Group AG (I)	127,840	2,197,531
Wolseley PLC	9,747	557,254
Zurich Insurance Group AG (I)	5,119	1,599,699
		43,069,680
Taiwan - 2.2%
Acer, Inc. (I)	53,424	35,811
Advanced Semiconductor Engineering, Inc.	215,933	256,448
Advantech Company, Ltd.	1,991	14,617
Asia Cement Corp.	36,863	45,395
Asustek Computer, Inc.	24,952	272,251
AU Optronics Corp.	163,827	83,153
Catcher Technology Company, Ltd.	22,184	171,314
Cathay Financial Holdings Company, Ltd.	301,901	446,101
Chang Hwa Commercial Bank	86,556	49,483
Cheng Shin Rubber Industry Company, Ltd.	77,680	182,325
China Airlines, Ltd. (I)	26,874	12,293
China Development Financial Holdings Corp.	213,153	67,719
China Motor Corp.	65	57
China Steel Corp.	438,388	363,646

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Chunghwa Telecom Company, Ltd.	141,148	$418,367
Compal Electronics, Inc.	79,764	55,697
CTBC Financial Holding Company, Ltd.	554,242	358,566
Delta Electronics, Inc.	67,331	397,875
E.Sun Financial Holding Company, Ltd.	65,547	40,614
Epistar Corp.	10,064	19,917
Eva Airways Corp. (I)	23,623	16,466
Evergreen Marine Corp Taiwan, Ltd. (I)	8,799	6,204
Far Eastern Department Stores Company, Ltd.	20,540	18,241
Far Eastern New Century Corp.	63,603	62,908
Far EasTone
Telecommunications Company, Ltd.	69,159	159,325
First Financial Holding Company, Ltd.	123,903	72,654
Formosa Chemicals & Fibre Corp.	119,212	251,291
Formosa Petrochemical Corp.	24,720	53,626
Formosa Plastics Corp.	154,086	351,069
Formosa Taffeta Company, Ltd.	5,000	4,933
Foxconn Technology Company, Ltd.	15,208	40,862
Fubon Financial Holding Company, Ltd.	211,112	336,033
Hon Hai Precision Industry Company, Ltd.	457,542	1,263,508
Hotai Motor Company, Ltd.	9,000	134,684
HTC Corp. (I)	26,997	120,497
Hua Nan Financial Holdings Company, Ltd.	80,813	45,196
Innolux Corp.	100,841	48,738
Inotera Memories, Inc. (I)	79,000	123,951
Inventec Corp.	25,899	17,321
Kinsus Interconnect Technology Corp.	1,035	3,420
Largan Precision Company, Ltd.	3,143	235,273
Lite-On Technology Corp.	39,234	44,820
MediaTek, Inc.	49,340	717,277
Mega Financial Holding Company, Ltd.	358,065	276,244
Nan Ya Plastics Corp.	176,992	364,968
Novatek Microelectronics Corp.	7,361	41,134
Pan-International Industrial Corp.	328	203
Pegatron Corp.	32,989	75,404
Pou Chen Corp.	36,641	44,184
Powertech Technology, Inc. (I)	13,149	22,374
President Chain Store Corp.	7,496	57,898
Quanta Computer, Inc.	92,771	231,107
Realtek Semiconductor Corp.	5,999	19,922
Shin Kong Financial Holding Company, Ltd.	102,847	29,132
Siliconware Precision Industries Company	54,855	82,657
SinoPac Financial Holdings Company, Ltd.	128,366	52,602
Synnex Technology International Corp.	23,741	34,384
Taishin Financial Holdings Company, Ltd.	87,836	36,058
Taiwan Cement Corp.	60,781	83,091
Taiwan Cooperative Financial
Holding Company, Ltd.	55,108	28,329
Taiwan Fertilizer Company, Ltd.	13,000	22,916
Taiwan Glass Industrial Corp.	11,254	8,752
Taiwan Mobile Company, Ltd.	62,257	205,569
Taiwan Semiconductor
Manufacturing Company, Ltd.	858,227	3,780,895
Teco Electric & Machinery Company, Ltd.	16,000	15,129
TPK Holding Company, Ltd.	8,000	47,450
Transcend Information, Inc.	6,608	20,505
U-Ming Marine Transport Corp.	5,000	7,852
Uni-President Enterprises Corp.	172,584	272,927
Unimicron Technology Corp.	20,604	15,606
United Microelectronics Corp.	258,313	119,902
Walsin Lihwa Corp. (I)	28,000	8,782
Wistron Corp.	37,862	34,110
Ya Hsin Industrial Company, Ltd. (I)	36,000	0

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Yang Ming Marine Transport Corp. (I)	3,348	$1,774
Yuanta Financial Holdings Company, Ltd.	184,430	89,454
Yulon Motor Company, Ltd.	17,510	25,625
		13,576,885
Thailand - 0.5%
Advanced Info Service PCL	48,400	369,252
Bangkok Bank PCL, Foreign Shares	34,900	207,345
Banpu PCL	55,000	41,626
BEC World PCL	46,019	71,336
Charoen Pokphand Foods PCL	136,200	112,810
CP ALL PCL	173,500	224,126
Glow Energy PCL	27,900	75,686
IRPC PCL	528,400	49,146
Kasikornbank PCL, Foreign Shares	61,800	427,796
Krung Thai Bank PCL	164,375	113,414
PTT Exploration & Production PCL	60,147	204,756
PTT Global Chemical PCL	65,273	101,679
PTT PCL, Foreign Shares	34,300	337,787
Siam Cement PCL, Foreign Shares	11,300	154,185
Siam Commercial Bank PCL	70,748	391,372
Thai Oil PCL	28,800	36,766
		2,919,082
Turkey - 0.4%
Akbank TAS	67,697	249,950
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,117	78,821
Arcelik AS	6,139	39,308
BIM Birlesik Magazalar AS	8,214	175,655
Coca-Cola Icecek AS	2,884	62,374
Emlak Konut Gayrimenkul Yatirim
Ortakligi AS	17,803	21,057
Enka Insaat ve Sanayi AS	25,228	56,929
Eregli Demir ve Celik Fabrikalari TAS	30,186	57,432
Ford Otomotiv Sanayi AS	4,572	63,567
HACI Omer Sabanci Holding AS	31,762	137,870
KOC Holdings AS	25,423	134,448
TAV Havalimanlari Holding AS	4,656	38,010
Tupras Turkiye Petrol Rafinerileri AS	4,998	118,252
Turk Hava Yollari (I)	25,366	104,228
Turk Telekomunikasyon AS	22,064	68,641
Turkcell Iletisim Hizmetleri AS (I)	29,771	181,677
Turkiye Garanti Bankasi AS (L)	86,216	346,341
Turkiye Halk Bankasi AS	25,911	153,486
Turkiye Is Bankasi, Class C	60,572	174,170
Turkiye Sise ve Cam Fabrikalari AS	33,126	51,450
Turkiye Vakiflar Bankasi Tao, Class D	22,351	46,488
Yapi ve Kredi Bankasi AS	35,813	74,578
		2,434,732
United Kingdom - 13.1%
3i Group PLC	36,258	252,819
Aberdeen Asset Management PLC	35,216	235,312
Admiral Group PLC	7,053	144,693
Aggreko PLC	9,826	229,142
Amec Foster Wheeler PLC	13,351	176,323
Anglo American PLC	48,446	896,467
Antofagasta PLC	15,103	175,980
ARM Holdings PLC	48,433	744,046
Ashtead Group PLC	17,291	307,087
Associated British Foods PLC	12,272	599,967
AstraZeneca PLC	43,539	3,075,191
Aviva PLC	103,474	777,439
Babcock International Group PLC	8,659	141,854

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
BAE Systems PLC	112,391	$821,937
Barclays PLC	565,704	2,126,669
BG Group PLC	119,476	1,598,792
BP PLC	635,283	4,032,507
British American Tobacco PLC	64,278	3,483,286
BT Group PLC	280,408	1,744,155
Bunzl PLC	11,962	327,008
Burberry Group PLC	16,791	426,017
Capita PLC	24,608	412,619
Centrica PLC	178,307	772,325
CNH Industrial NV	34,400	278,471
Cobham PLC	39,593	198,759
Compass Group PLC	59,446	1,016,104
Croda International PLC	5,115	211,119
Diageo PLC	86,634	2,481,810
Direct Line Insurance Group PLC	51,672	233,743
Dixons Carphone PLC	33,696	242,040
easyJet PLC	5,884	152,272
Fiat Chrysler Automobiles NV (I)	23,822	276,805
G4S PLC	56,956	245,687
GKN PLC	59,980	319,258
GlaxoSmithKline PLC	168,245	3,609,461
Hammerson PLC	26,287	246,176
Hargreaves Lansdown PLC	8,843	138,365
HSBC Holdings PLC	659,530	6,232,401
ICAP PLC	23,327	163,340
IMI PLC	10,620	207,769
Imperial Tobacco Group PLC	33,548	1,476,766
Inmarsat PLC	15,909	197,263
InterContinental Hotels Group PLC	8,905	358,305
International Consolidated
Airlines Group SA PLC (I)	42,245	314,694
Intertek Group PLC	6,301	228,046
Intu Properties PLC	31,183	161,214
ITV PLC	141,502	472,010
J Sainsbury PLC	44,909	171,493
Johnson Matthey PLC	7,427	390,740
Kingfisher PLC	87,104	460,444
Land Securities Group PLC	29,076	522,660
Legal & General Group PLC	208,997	806,968
Liberty Global PLC, Series A (I)	1,021	51,259
Liberty Global PLC, Series C (I)	2,519	121,693
Lloyds Banking Group PLC (I)	1,968,998	2,316,052
London Stock Exchange Group PLC	7,813	268,838
Marks & Spencer Group PLC	60,423	447,396
Meggitt PLC	29,631	238,359
Melrose Industries PLC	43,393	179,623
Merlin Entertainments PLC (S)	17,412	107,739
National Grid PLC	130,372	1,849,886
Next PLC	5,452	578,222
Old Mutual PLC	171,915	506,662
Pearson PLC	30,043	554,838
Persimmon PLC (I)	11,241	274,549
Petrofac, Ltd.	10,236	111,510
Prudential PLC	89,572	2,070,858
Reckitt Benckiser Group PLC	22,660	1,835,323
Reed Elsevier NV	24,489	584,812
Reed Elsevier PLC	41,019	700,686
Rexam PLC	25,267	177,879
Rio Tinto PLC	44,561	2,054,131
Rio Tinto, Ltd.	15,286	716,621
Rolls-Royce Holdings PLC (I)	66,406	892,088
Royal Bank of Scotland Group PLC (I)	87,101	529,939

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Royal Mail PLC	23,738	$158,189
RSA Insurance Group PLC (I)	36,872	248,940
SABMiller PLC	33,836	1,763,909
Schroders PLC	4,282	177,970
Segro PLC	27,304	156,416
Severn Trent PLC	8,842	275,775
Sky PLC	35,604	496,901
Smith & Nephew PLC	33,067	596,282
Smiths Group PLC	15,034	255,640
Sports Direct International PLC (I)	9,639	106,036
SSE PLC	33,623	849,555
Standard Chartered PLC	84,743	1,267,407
Standard Life PLC	86,554	536,140
Subsea 7 SA	11,603	118,732
Tate & Lyle PLC	18,516	173,485
Tesco PLC	289,494	844,078
The British Land Company PLC	34,770	419,279
The Sage Group PLC	40,707	294,010
The Weir Group PLC	7,289	209,018
Travis Perkins PLC	9,089	261,618
Tullow Oil PLC	34,473	222,156
Unilever NV	57,623	2,254,080
Unilever PLC	44,887	1,823,677
United Utilities Group PLC	23,943	340,084
Vodafone Group PLC	913,827	3,133,171
Whitbread PLC	6,679	494,287
William Hill PLC	32,018	179,912
WM Morrison Supermarkets PLC	81,859	233,565
WPP PLC	45,433	944,628
		81,319,721
United States - 0.5%
Carnival PLC	6,738	304,546
Catamaran Corp. (I)	8,200	424,328
Southern Copper Corp.	6,974	196,667
Thomson Reuters Corp.	12,977	523,526
Valeant Pharmaceuticals International, Inc. (I)	11,100	1,589,140
		3,038,207
TOTAL COMMON STOCKS (Cost $481,824,742)		$596,175,960
PREFERRED SECURITIES - 1.3%
Brazil - 0.8%
AES Tiete SA	4,500	30,712
Banco Bradesco SA	75,608	1,004,433
Banco do Estado do Rio Grande do Sul SA,
B Shares	7,832	42,990
Bradespar SA	8,800	47,382
Braskem SA, A Shares	4,100	26,979
Centrais Eletricas Brasileiras SA, B Shares	4,300	13,375
Cia Brasileira de Distribuicao Grupo Pao
de Acucar	2,538	94,915
Cia Energetica de Minas Gerais	26,542	131,893
Cia Energetica de Sao Paulo, B Shares	6,883	69,415
Cia Paranaense de Energia, B Shares	4,400	59,453
Gerdau SA	31,800	114,216
Itau Unibanco Holding SA	99,220	1,300,191
Itausa - Investimentos Itau SA	116,965	415,038
Lojas Americanas SA	19,570	127,060
Metalurgica Gerdau SA	10,700	45,534
Oi SA (I)	3,067	9,857
Petroleo Brasileiro SA	150,651	568,462
Telefonica Brasil SA	5,054	89,052

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Brazil (continued)
Usinas Siderurgicas de Minas Gerais SA,
A Shares (I)	10,150	$19,270
Vale SA	71,900	519,235
		4,729,462
Germany - 0.4%
Bayerische Motoren Werke AG	1,808	147,713
Fuchs Petrolub SE	3,112	123,948
Henkel AG & Company KGaA	6,587	709,537
Porsche Automobil Holding SE	5,618	454,342
Volkswagen AG	5,379	1,195,512
		2,631,052
South Korea - 0.1%
Hyundai Motor Company, Ltd.	705	80,496
Hyundai Motor Company, Ltd., 2nd Preferred	1,197	145,601
LG Chem, Ltd.	162	20,684
Samsung Electronics Company, Ltd.	706	664,043
		910,824
TOTAL PREFERRED SECURITIES (Cost $8,315,657)		$8,271,338
RIGHTS - 0.0%
Banco Bilbao Vizcaya Argentaria SA
(Expiration Date: 01/13/2015) (I)(N)	207,153	$19,803
DGB Financial Group, Inc. (Expiration Date:
01/13/2015; Strike Price: KRW 10,150.00) (I)	823	861
Repsol SA (Expiration Date: 01/08/2015) (I)(N)	32,491	17,967
TOTAL RIGHTS (Cost $39,065)		$38,631
SECURITIES LENDING COLLATERAL - 3.3%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	2,045,288	$20,464,335
TOTAL SECURITIES LENDING
COLLATERAL (Cost $20,465,224)		$20,464,335
SHORT-TERM INVESTMENTS - 1.8%
Money market funds - 1.8%
AIM Short-Term Investment Trust, STIC Prime
Portfolio, Institutional Class, 0.0398% (Y)	10,884,963	10,884,963
TOTAL SHORT-TERM INVESTMENTS (Cost $10,884,963)		$10,884,963
Total Investments (International Equity Index Trust B)
(Cost $521,529,651) - 102.5%		$635,835,227
Other assets and liabilities, net - (2.5%)		(15,514,205)
TOTAL NET ASSETS - 100.0%		$620,321,022

International Growth Stock Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 92.9%
Australia - 3.7%
Amcor, Ltd.	830,967	$9,142,570
Brambles, Ltd.	642,685	5,536,235
CSL, Ltd.	54,218	3,808,581
		18,487,386
Belgium - 1.6%
Anheuser-Busch InBev NV	70,114	7,890,722

International Growth Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Brazil - 4.1%
Banco Bradesco SA, ADR	700,288	$9,362,851
BM&FBovespa SA	1,932,486	7,188,719
BRF SA	176,946	4,211,332
		20,762,902
Canada - 7.3%
Canadian National Railway Company	71,460	4,921,871
Cenovus Energy, Inc.	141,205	2,913,310
CGI Group, Inc., Class A (I)	223,793	8,531,410
Encana Corp.	324,558	4,517,217
Fairfax Financial Holdings, Ltd.	10,609	5,559,087
Suncor Energy, Inc.	320,156	10,168,494
		36,611,389
China - 5.1%
Baidu, Inc., ADR (I)	43,060	9,816,388
CNOOC, Ltd.	1,483,000	2,005,265
Great Wall Motor Company, Ltd., H Shares	1,519,000	8,621,400
Industrial & Commercial Bank of China, Ltd.,
H Shares	7,396,000	5,400,499
		25,843,552
Denmark - 2.1%
Carlsberg A/S, Class B	79,217	6,083,854
Novo Nordisk A/S	103,247	4,367,323
		10,451,177
France - 2.9%
Publicis Groupe SA	130,877	9,385,888
Schneider Electric SE	70,688	5,148,152
		14,534,040
Germany - 7.7%
adidas AG	59,196	4,110,897
Allianz SE	38,436	6,366,008
Deutsche Boerse AG	109,023	7,747,381
Deutsche Post AG	125,631	4,078,222
ProSiebenSat.1 Media AG	142,712	5,962,978
SAP SE	147,260	10,282,925
		38,548,411
Hong Kong - 3.3%
Galaxy Entertainment Group, Ltd.	1,329,000	7,384,871
Hutchison Whampoa, Ltd.	792,000	9,063,939
		16,448,810
Ireland - 1.0%
Shire PLC	68,219	4,836,732
Israel - 2.3%
Teva Pharmaceutical Industries, Ltd., ADR	204,261	11,747,050
Japan - 7.7%
Denso Corp.	75,200	3,504,908
FANUC Corp.	30,400	5,012,360
Japan Tobacco, Inc.	217,800	5,994,458
Keyence Corp.	8,300	3,698,436
Komatsu, Ltd.	266,600	5,893,975
Toyota Motor Corp.	156,800	9,771,360
Yahoo Japan Corp.	1,347,200	4,828,262
		38,703,759
Mexico - 1.9%
Fomento Economico Mexicano SAB
de CV, ADR (I)	34,406	3,028,760
Grupo Televisa SAB, ADR (I)	199,035	6,779,132
		9,807,892

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Netherlands - 1.3%
Royal Dutch Shell PLC, B Shares	194,272	$6,712,304
Singapore - 4.8%
Avago Technologies, Ltd.	107,462	10,809,603
Keppel Corp., Ltd.	734,200	4,893,719
United Overseas Bank, Ltd.	472,000	8,710,309
		24,413,631
South Korea - 2.7%
Hyundai Mobis Company, Ltd. (I)	26,138	5,592,141
Samsung Electronics Company, Ltd.	6,529	7,849,451
		13,441,592
Spain - 1.1%
Amadeus IT Holding SA, A Shares	135,395	5,392,422
Sweden - 2.5%
Investor AB, B Shares	201,031	7,309,046
Telefonaktiebolaget LM Ericsson, B Shares	437,544	5,297,829
		12,606,875
Switzerland - 8.0%
ABB, Ltd. (I)	306,232	6,479,299
Julius Baer Group, Ltd. (I)	123,028	5,617,211
Novartis AG	64,683	5,998,926
Roche Holding AG	33,356	9,037,548
Syngenta AG	20,296	6,528,363
UBS Group AG (I)	399,563	6,868,368
		40,529,715
Taiwan - 1.9%
Taiwan Semiconductor
Manufacturing Company, Ltd.	2,160,000	9,515,818
Thailand - 1.2%
Kasikornbank PCL, NVDR	888,800	6,147,153
Turkey - 1.2%
Akbank TAS	1,626,905	6,006,835
United Kingdom - 17.5%
Aberdeen Asset Management PLC	821,271	5,487,693
British American Tobacco PLC	195,247	10,580,620
Centrica PLC	792,034	3,430,643
Compass Group PLC	477,645	8,164,335
Informa PLC	502,728	3,671,578
Kingfisher PLC	1,331,704	7,039,570
Next PLC	42,109	4,465,950
Reed Elsevier PLC	641,462	10,957,443
Sky PLC	908,798	12,683,477
Smith & Nephew PLC	302,321	5,451,615
Unilever NV	137,492	5,378,372
WPP PLC	529,903	11,017,565
		88,328,861
TOTAL COMMON STOCKS (Cost $394,536,611)		$467,769,028
SHORT-TERM INVESTMENTS - 6.4%
Money market funds - 6.4%
State Street Institutional Liquid Reserves
Fund, 0.0718% (Y)	32,236,314	32,236,314
TOTAL SHORT-TERM INVESTMENTS (Cost $32,236,314)		$32,236,314
Total Investments (International Growth Stock Trust)
(Cost $426,772,925) - 99.3%		$500,005,342
Other assets and liabilities, net - 0.7%		3,282,140
TOTAL NET ASSETS - 100.0%		$503,287,482

International Small Company Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.6%
Australia - 6.1%
Acrux, Ltd.	11,121	$11,517
Adelaide Brighton, Ltd.	24,322	70,474
Aditya Birla Minerals, Ltd. (I)	16,006	2,516
AED Oil, Ltd. (I)	17,758	0
Ainsworth Game Technology, Ltd.	10,192	19,536
AJ Lucas Group, Ltd. (I)	6,337	3,971
Alkane Resources, Ltd. (I)	4,753	849
Alliance Resources, Ltd. (I)	22,348	1,464
Altium, Ltd.	4,532	12,065
Amalgamated Holdings, Ltd.	8,898	77,867
Amcom Telecommunications, Ltd.	6,851	16,274
APN News & Media, Ltd. (I)	69,611	47,046
ARB Corp., Ltd.	5,909	54,485
Arrium, Ltd.	200,392	34,676
ASG Group, Ltd. (I)	16,688	8,305
Atlas Iron, Ltd.	57,616	7,639
Ausdrill, Ltd.	16,467	5,238
Ausenco, Ltd.	9,940	3,415
Austal, Ltd. (I)	23,155	28,295
Austbrokers Holdings, Ltd.	4,308	35,663
Austin Engineering, Ltd.	7,179	4,388
Australian Agricultural Company, Ltd. (I)	20,852	25,154
Automotive Holdings Group, Ltd.	31,654	97,785
AWE, Ltd. (I)	36,008	37,498
BC Iron, Ltd.	10,606	4,498
Beach Energy, Ltd.	137,711	116,773
Bega Cheese, Ltd.	5,704	23,843
Bentham IMF, Ltd.	11,295	19,411
Billabong International, Ltd. (I)	21,480	11,689
Blackmores, Ltd.	1,465	42,017
Bradken, Ltd.	10,103	38,628
Breville Group, Ltd.	7,320	38,291
Brickworks, Ltd.	1,798	17,717
BT Investment Management, Ltd.	3,141	17,134
Cabcharge Australia, Ltd.	9,047	33,482
Cape Lambert Resources, Ltd.	61,857	4,526
Cardno, Ltd.	10,684	29,585
Carnarvon Petroleum, Ltd. (I)	56,316	6,199
Carsales.com.au, Ltd.	7,635	64,584
Cash Converters International, Ltd.	14,501	11,849
Cedar Woods Properties, Ltd.	2,505	12,225
Chandler Macleod, Ltd.	26,035	6,826
Coal of Africa, Ltd. (I)	28,467	697
Cockatoo Coal, Ltd. (I)	193,911	2,216
Coffey International, Ltd. (I)	25,659	5,884
Compass Resources, Ltd. (I)	15,577	0
Corporate Travel Management, Ltd.	2,502	19,901
CSG, Ltd.	23,845	23,031
CSR, Ltd.	40,665	128,478
Cudeco, Ltd. (I)	8,580	13,612
Cue Energy Resources, Ltd. (I)	5,000	400
Data#3, Ltd.	9,073	4,909
Decmil Group, Ltd.	2,109	2,508
Devine, Ltd. (I)	8,467	6,403
Domino’s Pizza Enterprises, Ltd.	4,094	83,358
Downer EDI, Ltd.	31,360	119,842
Drillsearch Energy, Ltd. (I)	35,948	23,637
DuluxGroup, Ltd.	31,393	147,732
DWS, Ltd.	12,684	10,973
Echo Entertainment Group, Ltd.	44,403	136,298
Elders, Ltd.	4,852	9,507
Emeco Holdings, Ltd.	61,822	7,269
Energy Resources of Australia, Ltd. (I)	12,909	13,667

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Energy World Corp., Ltd. (I)	75,962	$18,236
ERM Power, Ltd.	7,077	12,241
Evolution Mining, Ltd.	26,424	13,701
Fairfax Media, Ltd.	171,716	121,814
Fantastic Holdings, Ltd.	4,687	6,776
Finbar Group, Ltd.	8,370	8,886
Fleetwood Corp., Ltd.	5,216	7,219
FlexiGroup, Ltd.	16,586	40,268
Flinders Mines, Ltd. (I)	102,814	1,091
Focus Minerals, Ltd. (I)	124,710	693
Goodman Fielder, Ltd.	209,597	109,272
GrainCorp., Ltd.	13,614	91,305
Grange Resources, Ltd.	101,992	8,624
GUD Holdings, Ltd.	7,726	45,437
GWA Group, Ltd.	24,613	59,372
Hansen Technologies, Ltd.	7,995	11,869
Hillgrove Resources, Ltd. (I)	10,302	3,776
Hills, Ltd.	29,039	27,840
Horizon Oil, Ltd. (I)	103,008	13,275
iiNET, Ltd.	15,854	101,306
Imdex, Ltd.	15,820	6,197
Independence Group NL	21,877	78,339
Indophil Resources NL	145,281	34,834
Infigen Energy (I)	81,696	15,887
Infomedia, Ltd.	32,069	30,998
International Ferro Metals, Ltd. (I)	24,339	1,482
Intrepid Mines, Ltd. (I)	5,915	648
Invocare, Ltd.	9,238	90,805
IOOF Holdings, Ltd.	18,395	132,619
Iress, Ltd.	10,359	90,080
JB Hi-Fi, Ltd. (L)	9,468	121,504
Karoon Gas Australia, Ltd. (I)	6,513	12,743
Kingsgate Consolidated, Ltd. (I)	11,120	5,921
Linc Energy, Ltd. (I)	22,798	12,656
M2 Group, Ltd.	15,152	100,043
MACA, Ltd.	4,396	3,041
Macmahon Holdings, Ltd. (I)	112,440	6,566
Magellan Financial Group, Ltd.	3,751	49,961
Matrix Composites & Engineering, Ltd. (I)	1,943	1,149
McMillan Shakespeare, Ltd.	5,664	48,326
McPherson’s, Ltd.	7,978	8,033
Medusa Mining, Ltd. (I)	8,127	4,247
Metals X, Ltd.	35,107	22,153
Metcash, Ltd.	66,572	100,330
Mincor Resources NL	19,890	9,473
Mineral Deposits, Ltd. (I)	5,861	3,585
Mineral Resources, Ltd.	9,687	59,281
MMA Offshore, Ltd.	23,329	23,388
Molopo Energy, Ltd. (I)	5,287	667
Monadelphous Group, Ltd.	7,434	56,538
Mortgage Choice, Ltd.	6,422	12,756
Mount Gibson Iron, Ltd.	62,063	12,176
Myer Holdings, Ltd.	45,216	51,235
Nexus Energy, Ltd.	112,125	1,190
NIB Holdings, Ltd.	43,000	109,728
Northern Star Resources, Ltd.	42,401	51,100
NRW Holdings, Ltd.	18,377	5,351
Nufarm, Ltd.	14,896	57,282
OceanaGold Corp. (I)	21,200	36,860
Otto Energy, Ltd. (I)	63,569	4,973
OZ Minerals, Ltd.	18,232	51,149
Ozforex Group Ltd.	3,973	9,120
Pacific Brands, Ltd.	68,225	29,994

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Paladin Resources, Ltd. (I)	118,845	$34,474
Pan Pacific Petroleum NL (I)	39,039	1,273
PanAust, Ltd.	16,167	18,430
Panoramic Resources, Ltd.	26,277	8,959
Peet, Ltd.	13,800	11,903
Perpetual, Ltd.	3,182	118,921
Perseus Mining, Ltd. (I)	34,213	7,114
PMP, Ltd. (I)	32,750	11,394
Premier Investments, Ltd.	6,565	52,461
Primary Health Care, Ltd.	42,111	161,128
Prime Retirement & Aged
Care Property Trust (I)	14,396	0
Programmed Maintenance Services, Ltd.	12,923	26,962
RCR Tomlinson, Ltd.	10,520	18,882
Reckon, Ltd.	11,034	16,674
Redflex Holdings, Ltd.	3,279	2,671
Regis Resources, Ltd.	20,593	32,103
Resolute Mining, Ltd. (I)	37,931	8,078
Resource Generation, Ltd. (I)	9,069	817
Retail Food Group, Ltd.	8,388	39,180
Ridley Corp., Ltd.	19,156	14,695
SAI Global, Ltd.	19,386	63,143
Sandfire Resources NL	8,888	32,595
Saracen Mineral Holdings, Ltd. (I)	20,048	4,124
Sedgman, Ltd.	11,057	5,044
Select Harvests, Ltd.	4,873	26,195
Senex Energy, Ltd. (I)	87,382	22,734
Servcorp, Ltd.	5,074	23,132
Seven Group Holdings, Ltd.	7,850	37,074
Seven West Media, Ltd.	23,252	25,483
Sigma Pharmaceuticals, Ltd.	207,664	124,660
Silex Systems, Ltd. (I)	1,955	810
Silver Lake Resources, Ltd. (I)	29,625	4,653
Sirtex Medical, Ltd.	4,444	102,364
Skilled Group, Ltd.	11,678	14,122
Slater & Gordon, Ltd.	6,228	32,299
SMS Management & Technology, Ltd.	8,079	23,237
Southern Cross Media Group, Ltd.	51,441	46,919
Spark Infrastructure Group	95,793	165,928
Specialty Fashion Group, Ltd.	12,034	7,173
St. Barbara, Ltd. (I)	33,049	2,800
STW Communications Group, Ltd.	25,254	19,982
Sundance Resources, Ltd. (I)	164,268	3,310
Super Retail Group, Ltd.	12,026	69,887
Tabcorp Holdings, Ltd.	8,975	30,297
Tassal Group, Ltd.	12,045	38,315
Technology One, Ltd.	23,711	61,489
Ten Network Holdings, Ltd. (I)	108,747	19,902
TFS Corp., Ltd.	19,836	25,130
The Reject Shop, Ltd.	2,561	12,809
Tiger Resources, Ltd. (I)	64,257	6,690
Tox Free Solutions, Ltd.	9,372	18,164
Transfield Services, Ltd.	42,615	56,426
Transpacific Industries Group, Ltd.	84,321	59,100
Troy Resources, Ltd. (I)	7,482	2,768
UGL, Ltd.	12,337	21,998
UXC, Ltd.	17,598	10,641
Village Roadshow, Ltd.	13,075	63,944
Virgin Australia Holdings, Ltd. (I)	281,808	96,610
Virgin Australia Holdings, Ltd. (I)	359,466	1,467
Vocus Communications, Ltd.	6,663	34,668
Watpac, Ltd.	11,170	7,422
Webjet, Ltd.	7,994	18,779

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Western Areas, Ltd.	16,601	$50,278
White Energy Company, Ltd. (I)(L)	9,845	1,405
Whitehaven Coal, Ltd. (I)(L)	54,148	61,356
Wide Bay Australia, Ltd.	607	2,625
		6,279,198
Austria - 1.1%
AMAG Austria Metall AG (S)	304	10,062
ams AG	4,783	172,905
Austria Technologie & Systemtechnik AG	491	5,282
C.A.T. Oil AG (I)	1,736	30,690
CA Immobilien Anlagen AG (I)	722	13,503
Conwert Immobilien Invest SE	4,312	50,916
DO & CO AG	168	12,639
EVN AG	1,566	19,006
Flughafen Wien AG	192	17,995
Frauenthal Holdings AG	62	668
Kapsch Trafficcom AG	191	4,035
Lenzing AG	92	5,835
Mayr-Melnhof Karton AG	640	66,436
Oesterreichische Post AG	3,720	181,464
Palfinger AG	1,137	28,754
RHI AG	2,979	67,473
Rosenbauer International AG	174	14,992
S IMMO AG	3,364	25,096
Schoeller-Bleckmann Oilfield Equipment AG	1,346	97,727
Semperit AG Holding	179	8,695
Strabag SE	361	7,931
UNIQA Insurance Group AG	848	7,958
Wienerberger AG	9,071	124,758
Zumtobel Group AG	5,975	134,358
		1,109,178
Bahamas - 0.0%
United International Enterprises	65	10,101
Belgium - 1.4%
Ablynx NV (I)	412	4,486
Ackermans & van Haaren NV	1,818	224,170
AGFA-Gevaert NV (I)	25,633	64,845
Banque Nationale de Belgique	12	48,541
Barco NV	967	67,947
Cie d’Entreprises CFE	687	70,392
Cie Immobiliere de Belgique SA	47	2,444
Cie Maritime Belge SA	1,387	25,593
D’ieteren SA	2,196	77,858
Deceuninck NV	7,720	16,231
Econocom Group SA	4,944	39,222
Elia System Operator SA	2,673	124,475
Euronav NV (I)	2,340	29,248
EVS Broadcast Equipment SA	811	29,281
Exmar NV	1,567	19,480
Fagron	1,839	76,849
Galapagos NV (I)	2,443	45,463
Gimv NV	23	1,058
Ion Beam Applications (I)	678	11,737
Kinepolis NV	2,435	98,478
Lotus Bakeries SA	9	10,151
Melexis NV	1,922	86,969
Mobistar SA	537	12,732
NV Bekaert SA	276	8,757
Nyrstar NV	13,851	49,084
Recticel SA	1,276	7,935
Rezidor Hotel Group AB (I)	8,485	30,690
RHJ International SA (I)	2,083	11,629

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Belgium (continued)
Sipef SA	356	$20,524
Tessenderlo Chemie NV	2,049	51,735
ThromboGenics NV (I)	1,612	12,725
Van de Velde NV	556	26,213
Viohalco SA (I)	7,173	16,701
		1,423,643
Bermuda - 0.6%
Catlin Group, Ltd.	29,759	309,995
Frontline, Ltd. (I)	3,470	8,708
Golden Ocean Group, Ltd.	34,000	21,285
Hiscox, Ltd.	19,887	222,968
Hoegh LNG Holdings, Ltd. (I)	2,568	28,318
		591,274
Cambodia - 0.1%
NagaCorp, Ltd.	104,000	84,750
Canada - 9.0%
5N Plus, Inc. (I)	3,515	7,473
Absolute Software Corp.	3,900	27,258
Advantage Oil & Gas, Ltd. (I)	11,300	54,078
Aecon Group, Inc.	5,300	48,858
AG Growth International, Inc.	1,100	53,504
AGF Management, Ltd., Class B	6,598	48,216
AGT Food & Ingredients, Inc.	1,218	28,872
Ainsworth Lumber Company, Ltd. (I)	633	1,814
Akita Drilling, Ltd., Class A	700	7,471
Alamos Gold, Inc.	9,729	69,505
Alaris Royalty Corp.	330	10,044
Alexco Resource Corp. (I)	4,800	2,479
Algonquin Power & Utilities Corp.	14,667	121,699
Alterra Power Corp. (I)	15,708	4,394
Altius Minerals Corp. (I)	3,100	36,849
Altus Group, Ltd.	477	8,544
Alvopetro Energy, Ltd. (I)(L)	6,100	2,231
Artek Exploration, Ltd. (I)	4,000	6,025
Asanko Gold, Inc. (I)	6,600	10,226
ATS Automation Tooling Systems, Inc. (I)	8,247	110,026
AuRico Gold, Inc.	15,100	50,039
AutoCanada, Inc.	457	17,504
Avigilon Corp. (I)	600	9,905
B2Gold Corp. (I)(L)	45,756	74,829
Badger Daylighting, Ltd.	1,722	39,204
Bankers Petroleum, Ltd. (I)	23,800	66,783
Bellatrix Exploration, Ltd. (I)	9,897	36,034
Birch Mountain Resources, Ltd. (I)	9,200	0
Birchcliff Energy, Ltd. (I)	9,700	65,290
Black Diamond Group, Ltd.	2,750	30,156
BlackPearl Resources, Inc. (I)	24,200	24,163
BMTC Group, Inc., Class A	500	6,972
Bonterra Energy Corp.	2,200	78,869
Boralex, Inc., Class A	1,600	17,697
Brookfield Residential Properties, Inc. (I)	600	14,436
Calfrac Well Services, Ltd.	6,414	55,263
Calvalley Petroleums, Inc., Class A	6,909	5,590
Canaccord Genuity Group, Inc.	6,371	42,828
Canadian Energy Services & Technology Corp.	13,646	74,584
Canam Group, Inc.	2,800	27,306
CanElson Drilling, Inc.	6,283	22,011
Canexus Corp.	4,363	12,243
Canfor Pulp Products, Inc.	2,715	34,025
Canyon Services Group, Inc.	5,968	46,180
Capital Power Corp.	6,627	148,306
Capstone Infrastructure Corp.	7,754	21,357

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Capstone Mining Corp. (I)	29,467	$51,487
Cascades, Inc.	5,200	31,420
Cathedral Energy Services, Ltd.	2,500	5,875
Celestica, Inc. (I)	17,900	210,307
Centerra Gold, Inc.	13,742	71,442
Cequence Energy, Ltd. (I)	2,335	2,130
Chinook Energy, Inc. (I)	3,544	3,874
Cineplex, Inc.	2,600	100,325
Clarke, Inc.	1,300	11,190
Claude Resources, Inc. (I)	10,900	2,955
Cogeco Cable, Inc.	762	46,987
Cogeco, Inc.	545	28,662
Colabor Group, Inc.	649	1,871
COM DEV International, Ltd.	8,800	30,222
Computer Modelling Group, Ltd.	3,420	35,148
Copper Mountain Mining Corp. (I)	8,800	11,968
Corridor Resources, Inc. (I)	4,930	3,692
Corus Entertainment, Inc.	6,604	130,454
Cott Corp.	8,900	61,361
Crew Energy, Inc. (I)	11,300	57,580
DeeThree Exploration, Ltd. (I)	2,325	10,226
Delphi Energy Corp. (I)	20,245	26,138
Denison Mines Corp. (I)(L)	33,028	32,124
DH Corp.	4,016	126,757
DirectCash Payments, Inc.	500	8,371
Dominion Diamond Corp. (I)	7,361	132,229
Dorel Industries, Inc., Class B	3,200	110,229
Dundee Precious Metals, Inc. (I)	8,500	20,046
easyhome, Ltd.	46	794
Enbridge Income Fund Holdings, Inc.	3,792	131,698
Endeavour Silver Corp. (I)	9,243	20,208
EnerCare, Inc.	1,600	19,969
Enerflex, Ltd.	4,700	66,305
Energy Fuels, Inc. (I)	730	4,486
Enghouse Systems, Ltd.	1,100	39,283
Ensign Energy Services, Inc.	5,300	46,531
Epsilon Energy, Ltd. (I)	3,000	10,716
Equitable Group, Inc.	400	22,610
Essential Energy Services, Ltd.	7,268	8,570
Evertz Technologies, Ltd.	1,712	25,935
Exco Technologies, Ltd.	2,900	29,429
Exeter Resource Corp. (I)	230	131
Extendicare, Inc.	3,869	21,713
Fiera Capital Corp.	1,035	11,314
Firm Capital Mortgage Investment Corp.	1,100	11,740
First Majestic Silver Corp. (I)	8,662	43,467
First National Financial Corp.	700	14,165
FirstService Corp.	2,400	122,458
Forsys Metals Corp. (I)	400	70
Fortuna Silver Mines, Inc. (I)	12,299	55,895
Gamehost, Inc.	100	1,196
Glacier Media, Inc.	6,100	7,876
GLENTEL, Inc.	1,400	27,508
Gluskin Sheff + Associates, Inc.	2,500	59,584
GMP Capital, Inc.	3,026	16,539
Golden Star Resources, Ltd. (I)(L)	27,300	5,875
Gran Tierra Energy, Inc. (I)	19,353	74,294
Great Canadian Gaming Corp. (I)	3,900	69,319
Great Panther Silver, Ltd. (I)	14,100	8,495
Guyana Goldfields, Inc. (I)	6,600	16,020
Hanfeng Evergreen, Inc. (I)	200	1
Heroux-Devtek, Inc. (I)	1,600	15,603
High Liner Foods, Inc.	700	13,653

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Horizon North Logistics, Inc.	8,109	$18,426
HudBay Minerals, Inc.	18,257	159,030
Hudson’s Bay Company	2,485	52,532
IAMGOLD Corp. (I)	13,445	36,338
IMAX Corp. (I)	2,613	80,653
IMAX Corp. (I)	1,800	55,620
Imperial Metals Corp. (I)	4,600	39,515
Innergex Renewable Energy, Inc.	7,256	70,949
Interfor Corp. (I)	6,220	117,515
International Tower Hill Mines, Ltd. (I)	2,300	1,029
Intertape Polymer Group, Inc.	4,500	72,082
Just Energy Group, Inc. (L)	11,140	58,299
K-Bro Linen, Inc.	600	23,813
KAB Distribution, Inc. (I)	7,076	1
Katanga Mining, Ltd. (I)	87,256	26,286
Kelt Exploration, Ltd. (I)	94	566
Killam Properties, Inc.	3,556	31,403
Kingsway Financial Services, Inc. (I)	2,025	11,434
Kirkland Lake Gold, Inc. (I)	4,664	13,448
Knight Therapeutics, Inc. (I)	1,000	5,956
Lake Shore Gold Corp. (I)(L)	40,100	26,922
Laurentian Bank of Canada	3,414	146,839
Legacy Oil + Gas, Inc. (I)	15,246	28,345
Leisureworld Senior Care Corp.	1,555	18,725
Leon’s Furniture, Ltd.	3,283	50,582
Lightstream Resources, Ltd.	12,560	12,865
Liquor Stores N.A., Ltd.	1,500	19,883
Long Run Exploration, Ltd.	6,886	8,891
Lucara Diamond Corp.	6,159	11,610
MacDonald Dettwiler & Associates, Ltd.	1,300	106,245
Major Drilling Group International	6,800	33,421
Manitoba Telecom Services, Inc.	2,120	49,433
Maple Leaf Foods, Inc.	8,695	145,715
Martinrea International, Inc.	7,093	63,311
Medical Facilities Corp.	500	7,923
Mega Uranium, Ltd. (I)(L)	24,000	2,582
Migao Corp. (I)	3,000	2,556
Mitel Networks Corp. (I)	7,200	76,660
Mood Media Corp. (I)	3,135	1,484
Morneau Shepell, Inc.	3,098	46,585
MTY Food Group, Inc.	500	14,508
Mullen Group, Ltd.	6,982	128,065
Nautilus Minerals, Inc. (I)	24,663	8,067
Nevsun Resources, Ltd.	10,158	39,170
Newalta Corp.	5,900	89,582
Norbord, Inc. (L)	2,240	49,801
North American Palladium, Ltd. (I)	7,400	987
Northland Power, Inc.	4,264	56,117
NuVista Energy, Ltd. (I)	9,573	61,057
Osisko Gold Royalties, Ltd.	395	5,569
Painted Pony Petroleum, Ltd. (I)	7,448	59,299
Pan American Silver Corp.	5,400	49,826
Parex Resources, Inc. (I)	8,116	52,952
Parkland Fuel Corp.	3,768	70,508
Pason Systems, Inc.	6,600	124,354
Perpetual Energy, Inc. (I)	1,456	1,429
PHX Energy Services Corp.	1,500	9,657
Pilot Gold, Inc. (I)	3,109	2,382
Platinum Group Metals, Ltd. (I)	5,000	2,367
Polymet Mining Corp. (I)	11,854	12,244
Premium Brands Holdings Corp.	1,400	29,427
Primero Mining Corp. (I)	8,118	31,234
Pulse Seismic, Inc.	2,882	7,268

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
QLT, Inc. (I)	100	$399
Questerre Energy Corp., Class A (I)	19,444	6,443
Reitmans Canada, Ltd.	154	928
Reitmans Canada, Ltd., Class A	3,200	21,236
Richelieu Hardware, Ltd.	1,800	88,311
Richmont Mines, Inc. (I)	2,000	6,352
RMP Energy, Inc. (I)	10,900	42,970
Rocky Mountain Dealerships, Inc.	100	818
Rogers Sugar, Inc.	4,174	17,065
RONA, Inc.	11,109	132,432
Rubicon Minerals Corp. (I)	15,700	15,135
Russel Metals, Inc.	7,189	160,264
Sabina Gold & Silver Corp. (I)	2,375	726
Sandstorm Gold, Ltd. (I)	9,631	32,662
Sandvine Corp. (I)	11,600	32,649
Savanna Energy Services Corp.	5,561	16,179
Scorpio Mining Corp. (I)	8,900	1,800
Secure Energy Services, Inc.	7,537	110,090
SEMAFO, Inc.	18,836	48,314
ShawCor, Ltd.	90	3,285
Sherritt International Corp.	33,600	86,762
Sierra Wireless, Inc. (I)	3,200	152,040
Silver Standard Resources, Inc. (I)	7,745	38,865
Sprott Resource Corp. (I)	9,300	15,049
Sprott, Inc.	9,900	20,792
Stella-Jones, Inc.	437	12,315
Stuart Olson Inc	1,600	10,522
Student Transportation, Inc. (L)	5,290	32,875
SunOpta, Inc. (I)	5,308	62,866
Superior Plus Corp. (L)	8,082	83,408
Surge Energy, Inc. (L)	16,100	50,997
Taseko Mines, Ltd. (I)	16,100	16,491
Tembec, Inc. (I)	3,200	7,795
Teranga Gold Corp., ADR (I)	12,432	4,593
The Descartes Systems Group, Inc. (I)	6,000	89,086
The North West Company, Inc.	2,983	67,270
Timminco, Ltd. (I)	8,700	13
Timmins Gold Corp. (I)	6,378	6,258
TLC Vision Corp. (I)	3,400	29
TORC Oil & Gas, Ltd.	4,180	27,704
Toromont Industries, Ltd.	6,068	148,906
Torstar Corp., Class B	6,800	38,161
Total Energy Services, Inc.	6,209	69,369
Touchstone Exploration, Inc. (I)	759	206
Transcontinental, Inc., Class A	5,983	85,280
TransForce, Inc.	7,918	201,664
TransGlobe Energy Corp.	5,600	23,233
Transition Therapeutics, Inc. (I)	2,700	18,150
Trican Well Service, Ltd. (L)	10,563	50,642
Trinidad Drilling, Ltd.	11,797	52,801
Twin Butte Energy, Ltd.	10,892	7,688
Uni-Select, Inc.	1,900	50,043
Valener, Inc.	827	11,403
Vecima Networks, Inc.	479	3,958
Wajax Corp.	1,300	34,430
Wesdome Gold Mines, Ltd. (I)	8,000	8,607
Western Energy Services Corp.	2,046	10,584
Western Forest Products, Inc.	13,581	31,562
Westshore Terminals Investment Corp.	1,489	40,538
Whistler Blackcomb Holdings, Inc.	1,000	17,662
Whitecap Resources, Inc.	3,410	33,578
Wi-LAN, Inc.	9,800	29,354
Winpak, Ltd.	1,002	28,884

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
WSP Global, Inc.	2,473	$74,203
Xtreme Drilling and Coil Services Corp. (I)	3,452	6,656
Zargon Oil & Gas, Ltd.	1,173	3,816
ZCL Composites, Inc.	3,500	18,256
Zenith Epigenetics Corp. (I)	1,700	629
		9,335,053
Cayman Islands - 0.0%
Endeavour Mining Corp. (I)	31,825	11,642
China - 0.1%
Bund Center Investment, Ltd.	152,000	22,305
China Gold
International Resources Corp., Ltd. (I)	12,500	22,164
Xinyi Solar Holdings, Ltd.	33,000	9,075
		53,544
Cyprus - 0.0%
Prosafe SE	9,426	28,967
Songa Offshore SE (I)	30,800	6,088
		35,055
Denmark - 2.0%
ALK-Abello A/S	491	51,397
Alm Brand A/S (I)	7,955	42,022
Amagerbanken A/S (I)	25,580	0
Ambu A/s	1,232	29,751
Auriga Industries, Class B (I)	1,383	68,821
Bang & Olufsen A/S (I)	3,937	22,934
Bavarian Nordic A/S (I)	2,329	73,727
D/S Norden A/S (L)	2,246	47,655
DFDS A/S	551	52,588
East Asiatic Company, Ltd. A/S	800	6,780
FLSmidth & Company A/S (L)	2,430	106,534
Genmab A/S (I)	3,300	191,401
GN Store Nord A/S	7,647	167,070
IC Companys A/S	807	18,660
Jyske Bank A/S (I)	1,492	75,415
Lan & Spar Bank A/S	225	15,085
NKT Holding A/S	2,489	133,309
PER Aarsleff A/S	138	25,689
Ringkjoebing Landbobank A/S	386	72,004
Rockwool International A/S, B Shares	501	56,308
Royal Unibrew A/S	750	131,477
Schouw & Company A/S	1,093	51,349
SimCorp A/S	4,516	119,234
Solar Holdings A/S, B Shares	603	28,273
Spar Nord Bank A/S	8,852	82,742
Sydbank A/S (I)	5,133	157,910
Topdanmark A/S (I)	6,093	197,758
Vestjysk Bank A/S (I)	155	230
		2,026,123
Faroe Islands - 0.0%
Bakkafrost P/F	2,180	48,980
Finland - 2.0%
Ahlstrom OYJ	63	531
Alma Media OYJ	4,110	13,427
Amer Sports OYJ	13,005	251,701
Apetit OYJ	696	11,446
Atria PLC	1,021	8,181
Cargotec Corp. OYJ, B Shares	4,313	132,385
Caverion Corp.	17,750	142,292
Citycon OYJ	7,889	24,332
Cramo OYJ	2,993	43,528

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Finland (continued)
Elektrobit OYJ	2,752	$11,137
Elisa OYJ, Class A	302	8,243
F-Secure OYJ	7,159	19,454
Finnair OYJ	3,281	9,827
Finnlines OYJ (I)	4,379	85,559
Fiskars OYJ Abp (L)	3,512	76,195
HKScan OYJ, A Shares	316	1,248
Huhtamaki OYJ	5,884	154,802
Ilkka-Yhtyma OYJ	1,535	3,523
Kemira OYJ	8,272	98,435
Kesko OYJ, B Shares	1,660	60,372
Konecranes OYJ	4,353	124,475
Lassila & Tikanoja OYJ	27	494
Metsa Board OYJ	37,119	199,852
Olvi OYJ	1,172	29,859
Oriola-KD OYJ, B Shares	4,895	20,398
Orion OYJ, Class A	61	1,848
Orion OYJ, Class B	1,589	49,419
Outokumpu OYJ (I)	2,046	11,710
Outotec OYJ (L)	13,940	72,967
PKC Group OYJ	1,616	34,704
Poyry OYJ (I)	2,864	9,223
Raisio OYJ	8,267	41,970
Ramirent OYJ	4,765	36,936
Rapala VMC OYJ	2,298	12,994
Stockmann OYJ ABP, Class B	3,940	30,282
Technopolis OYJ	63	282
Tieto OYJ	4,223	109,439
Tikkurila OYJ	2,068	36,118
Uponor OYJ	4,437	61,526
Vaisala OYJ, A Share	206	5,452
YIT OYJ (L)	12,581	65,108
		2,111,674
France - 3.9%
ABC Arbitrage	1,757	9,936
Air France-KLM (I)	2,943	28,201
Akka Technologies SA	304	10,624
Albioma SA	1,834	36,449
Alten SA	1,830	78,032
Altran Technologies SA	10,778	101,982
April	1,212	18,156
Assystem SA	1,693	35,672
Beneteau SA (I)	2,042	28,597
BioMerieux SA	385	39,922
Boiron SA	604	51,028
Bonduelle S.C.A	1,470	35,602
Bongrain SA	189	11,865
Burelle SA	28	20,237
Cegedim SA (I)	186	6,549
Cegid SA	129	4,702
Cie des Alpes	105	1,928
Club Mediterranee SA (I)	1,557	47,209
Compagnie Plastic Omnium SA	4,529	122,907
Derichebourg SA	3,125	9,561
Electricite de Strasbourg SA	81	10,595
Eramet	341	31,314
Etablissements Maurel et Prom SA	7,666	71,645
Faiveley Transport SA	600	34,700
Faurecia	3,465	128,615
Financiere Marc de Lacharriere SA	937	71,301
GameLoft SA (I)	4,378	17,698
GL Events SA	213	4,041
Groupe Crit	163	7,335

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
France (continued)
Groupe Fnac (I)	243	$12,118
Guerbet SA	272	11,209
Haulotte Group SA	962	14,505
Havas SA	18,362	149,938
Ingenico SA	483	50,878
Interparfums SA	692	18,778
Ipsen SA	50	2,588
IPSOS	2,286	65,457
Jacquet Metal Service	1,278	23,983
Korian-Medica SA	1,760	64,301
Lagardere SCA	5,078	132,241
Lectra SA	2,262	24,969
LISI SA	1,205	31,305
Manitou BF SA	880	12,967
Mersen	1,171	28,472
Metropole Television SA	4,400	82,938
Montupet SA	473	37,833
Naturex	388	23,475
Neopost SA	2,259	128,187
Nexans SA	2,392	73,199
Nexity SA	2,360	89,468
Norbert Dentressangle SA	282	41,566
Orpea SA	2,836	177,513
Parrot SA (I)	755	19,356
Pierre & Vacances SA (I)	142	3,820
Rallye SA	1,771	62,072
Recylex SA (I)	3,196	7,136
Robertet SA	135	26,175
Rubis SCA	2,816	160,703
Saft Groupe SA	2,037	61,787
Sartorius Stedim Biotech	289	56,307
SEB SA	1,179	87,586
Seche Environnement SA	335	8,059
Societe d’Edition de Canal Plus	4,916	34,694
Societe Internationale de
Plantations d’Heveas SA	50	1,987
Societe Television Francaise 1	8,404	129,198
SOITEC (I)	26,447	31,994
Solocal Group (I)(L)	13,413	9,406
Somfy SA	271	68,151
Sopra Steria Group	1,197	91,456
STEF SA	804	43,741
Synergie SA	557	12,523
Technicolor SA (I)	12,585	70,250
Teleperformance SA	4,507	306,792
Theolia SA (I)	4,793	3,099
Thermador Groupe	96	8,228
Trigano SA	613	16,446
UBISOFT Entertainment SA (I)	7,613	138,788
Valneva SE (I)	1,450	7,382
Vetoquinol SA	56	2,431
Vicat SA	878	63,037
Viel & Compagnie SA	5,712	12,679
Vilmorin & Compagnie SA	668	68,233
Virbac SA	350	73,467
		4,061,274
Gabon - 0.0%
Total Gabon SA	20	7,162
Germany - 5.1%
Aareal Bank AG	4,192	167,444
ADVA Optical Networking SE (I)	2,463	8,889
Amadeus Fire AG	558	42,061

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Aurubis AG	5,323	$297,557
Balda AG	2,487	9,068
Bauer AG	314	5,053
BayWa AG	921	33,946
Bechtle AG	1,391	110,255
Bertrandt AG	483	66,655
Bijou Brigitte AG	340	20,816
Biotest AG	238	25,615
Borussia Dortmund GmbH & Company KGaA	5,769	26,686
CANCOM SE	1,347	56,817
Carl Zeiss Meditec AG	1,467	37,278
CENTROTEC Sustainable AG	476	8,177
Cewe Stiftung & Company KGAA	626	39,021
comdirect bank AG	2,610	26,259
CompuGroup Medical AG	739	17,816
CTS Eventim AG	3,354	98,815
Delticom AG	491	11,254
Deutsche Beteiligungs AG	423	12,943
Deutz AG	4,916	23,534
Dialog Semiconductor PLC (I)	5,136	179,327
DMG MORI SEIKI AG	5,880	165,350
Draegerwerk AG & Company KGaA	82	6,343
Drillisch AG	3,170	112,672
Duerr AG	2,207	193,951
Elmos Semiconductor AG	566	10,990
ElringKlinger AG	2,576	89,067
Evotec AG (I)	2,885	12,662
Freenet AG	9,134	259,700
Gerresheimer AG	2,768	150,781
Gerry Weber International AG	2,449	100,432
Gesco AG	295	24,925
GFK AG	361	14,885
GFT Technologies AG	961	14,254
Grammer AG	1,191	47,055
Grenkeleasing AG	129	13,846
Hamburger Hafen und Logistik AG	2,218	46,093
Heidelberger Druckmaschinen AG (I)(L)	25,560	63,366
Homag Group AG	498	18,007
Hornbach Baumarkt AG	249	9,053
Indus Holding AG	2,123	97,194
Init Innovation In Traffic Systems AG	106	2,616
Isra Vision AG	212	11,816
Jenoptik AG	2,839	35,431
Kloeckner & Company SE (I)	7,645	81,854
Kontron AG	2,482	14,974
Krones AG	1,102	107,156
KUKA AG	2,124	150,235
KWS Saat AG	206	67,274
Leoni AG	3,125	184,590
LPKF Laser & Electronics AG (L)	2,164	28,007
Manz AG (I)	233	15,536
Medigene AG (I)	760	3,397
MLP AG	5,864	25,949
MTU Aero Engines Holding AG	974	84,646
Muehlbauer Holding AG & Company KGaA	156	3,283
MVV Energie AG	884	25,423
Nemetschek AG	498	50,163
Nordex SE (I)	5,058	90,239
Norma Group SE	2,413	115,175
OHB AG	399	9,452
Patrizia Immobilien AG (I)	3,790	55,646
Pfeiffer Vacuum Technology AG	173	14,330
PNE Wing AG	4,544	11,912

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Puma SE	194	$40,280
QSC AG	6,549	13,648
Rational AG	122	38,227
Rheinmetall AG	3,081	134,144
Rhoen-Klinikum AG	2,825	79,175
SAF-Holland SA	4,007	53,519
Salzgitter AG	2,631	73,624
Schaltbau Holding AG	493	25,083
Singulus Technologies AG (I)	4,168	3,431
Sixt SE	1,292	50,276
SMA Solar Technology AG	916	16,579
Software AG	4,608	111,979
Stada Arzneimittel AG	4,642	140,851
STRATEC Biomedical AG	58	3,210
Stroeer Media AG	2,153	63,864
Suedzucker AG	666	9,576
Suss Microtec AG (I)	2,259	12,747
TAG Immobilien AG	365	4,239
Takkt AG	1,841	30,120
Tom Tailor Holding AG (I)	710	10,261
TUI AG	12,516	207,519
Vossloh AG	351	22,689
VTG AG	1,231	27,371
Wacker Neuson SE	1,547	31,431
Wincor Nixdorf AG	2,415	116,625
XING AG	155	17,327
		5,302,811
Gibraltar - 0.1%
888 Holdings PLC	12,231	26,271
Bwin.Party Digital Entertainment PLC	46,527	84,789
		111,060
Greece - 0.0%
Alapis Holding Industrial
and Commercial SA (I)	3,303	164
TT Hellenic Postbank SA (I)	12,594	0
		164
Guernsey, Channel Islands - 0.0%
Raven Russia, Ltd.	6,649	4,934
Tethys Petroleum, Ltd. (I)	5,500	1,041
		5,975
Hong Kong - 3.1%
Allied Group, Ltd.	26,000	109,137
Allied Properties HK, Ltd.	282,000	56,649
Apac Resources, Ltd. (I)	68,431	1,093
APT Satellite Holdings, Ltd.	21,500	30,380
Asia Satellite Telecom Holdings Company, Ltd.	2,500	8,725
Associated International Hotels, Ltd.	44,000	128,454
Bonjour Holdings, Ltd.	162,800	17,821
Brightoil Petroleum Holdings, Ltd. (I)	75,000	18,791
Brockman Mining, Ltd. (I)	740,840	33,133
Cafe de Coral Holdings, Ltd.	12,000	41,441
Champion Technology Holdings, Ltd.	545,220	10,958
Chen Hsong Holdings	10,000	2,632
Cheuk Nang Holdings, Ltd.	3,176	2,659
China Billion Resources, Ltd. (I)	97,920	0
China Electronics Corp.
Holdings Company, Ltd.	56,000	13,441
China Energy Development Holdings, Ltd. (I)	634,000	12,158
China Metal International Holdings, Inc.	12,000	4,148
China Renji Medical Group, Ltd. (I)	99,900	4,503
China Solar Energy Holdings Ltd. (I)	42,500	987

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Chow Sang Sang Holdings International, Ltd.	22,000	$57,611
Chuang’s Consortium International, Ltd.	30,948	3,830
CITIC Telecom International Holdings, Ltd.	112,000	41,880
CK Life Sciences International Holdings, Inc.	416,000	42,209
CP Lotus Corp. (I)	220,000	5,103
Cross-Harbour Holdings, Ltd.	18,000	17,205
CSI Properties, Ltd	245,066	9,708
CST Mining Group, Ltd. (I)	2,210,240	12,489
Dah Sing Banking Group, Ltd.	34,400	54,992
Dah Sing Financial Holdings, Ltd.	15,720	91,110
Dickson Concepts International, Ltd.	29,000	14,354
EganaGoldpfeil Holdings, Ltd. (I)	103,373	0
Emperor Entertainment Hotel, Ltd.	40,000	9,631
Emperor International Holdings, Ltd.	97,333	21,132
Esprit Holdings, Ltd.	75,400	89,944
eSun Holdings, Ltd. (I)	74,000	7,422
Far East Consortium International, Ltd.	116,912	45,099
Fortune Oil PLC (L)	242,039	36,376
Future Bright Holdings, Ltd.	6,000	1,875
G-Resources Group, Ltd. (I)	2,014,800	47,171
Get Nice Holdings, Ltd.	394,000	17,451
Giordano International, Ltd.	76,000	33,618
Glorious Sun Enterprises, Ltd.	64,000	13,646
Haitong International Securities Group, Ltd.	51,598	32,625
Hang Fung Gold Technology, Ltd. (I)	90,000	0
Harbour Centre Development, Ltd.	46,000	82,146
HKR International, Ltd.	75,200	37,039
Hong Kong Aircraft
Engineering Company, Ltd.	2,000	21,879
Hong Kong Ferry Holdings Company	29,000	31,413
Hongkong Chinese, Ltd.	4,000	736
Hopewell Holdings, Ltd.	10,000	36,401
Hsin Chong Construction Group, Ltd.	170,000	21,665
Hung Hing Printing Group, Ltd.	82,000	11,218
Hutchison Telecommunications Hong
Kong Holdings, Ltd.	136,000	57,518
Imagi International Holdings, Ltd. (I)	106,250	2,427
IT, Ltd.	44,601	12,878
Johnson Electric Holdings, Ltd.	7,000	25,613
K Wah International Holdings, Ltd.	159,169	84,008
Kowloon Development Company, Ltd.	22,000	25,680
Lai Sun Development Company, Ltd. (I)	230,000	5,202
Lifestyle International Holdings, Ltd.	25,500	53,477
Lippo China Resources, Ltd.	36,000	1,267
Liu Chong Hing Investment	16,000	20,118
Luk Fook Holdings International, Ltd.	30,000	112,504
Man Wah Holdings, Ltd.	14,800	24,342
Midland Holdings, Ltd. (I)	48,000	24,239
Natural Beauty Bio-Technology, Ltd.	20,000	1,802
New Times Energy Corp., Ltd. (I)	26,300	761
NewOcean Energy Holdings, Ltd.	106,000	40,698
Orient Overseas International, Ltd.	2,500	14,588
Pacific Andes International Holdings, Ltd.	328,006	11,178
Pacific Basin Shipping, Ltd.	166,000	66,618
Pacific Textile Holdings, Ltd.	54,000	71,349
Paliburg Holdings, Ltd.	46,000	15,187
Peace Mark Holdings, Ltd. (I)	164,000	0
Pearl Oriental Oil, Ltd. (I)	186,000	5,034
Pico Far East Holdings, Ltd.	100,000	22,954
Playmates Holdings, Ltd.	7,800	7,087
Playmates Toys, Ltd.	8,000	1,695
PNG Resources Holdings, Ltd.	88,800	2,382
Polytec Asset Holdings, Ltd.	150,000	21,283

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
PYI Corp., Ltd.	372,000	$7,801
Regal Hotels International Holdings, Ltd.	36,000	23,695
SA SA International Holdings, Ltd. (L)	82,000	57,309
SEA Holdings, Ltd.	4,000	2,676
Shun Tak Holdings, Ltd.	144,250	66,499
Sing Tao News Corp., Ltd.	108,000	15,439
Singamas Container Holdings, Ltd.	114,000	18,910
SmarTone Telecommunications Holdings, Ltd.	39,500	66,111
SOCAM Development, Ltd. (I)	16,674	13,312
South China (China), Ltd. (I)	256,000	28,024
Stella International Holdings, Ltd.	20,000	52,516
Sun Hung Kai & Company, Ltd.	25,000	18,981
TAI Cheung Holdings, Ltd.	46,000	37,766
Tao Heung Holdings, Ltd.	14,000	6,533
Television Broadcasts, Ltd.	14,300	83,129
Texwinca Holdings, Ltd.	28,000	24,175
Titan Petrochemicals Group, Ltd. (I)	500,000	15,861
Tradelink Electronic Commerce, Ltd.	50,000	11,139
Transport International Holdings, Ltd.	19,200	40,667
Trinity, Ltd.	74,000	13,891
United Laboratories
International Holdings, Ltd. (I)	16,000	9,280
Upbest Group, Ltd.	148,000	28,854
Value Partners Group, Ltd.	62,000	51,740
Varitronix International, Ltd.	18,000	12,168
Victory City International Holdings, Ltd.	105,827	15,204
Vitasoy International Holdings, Ltd.	86,000	123,927
VST Holdings, Ltd.	75,200	24,440
Wai Kee Holdings, Ltd.	68,000	20,197
Wing Tai Properties, Ltd.	102,000	65,760
Xinyi Glass Holdings, Ltd.	159,000	79,861
YGM Trading, Ltd.	10,000	18,105
Yugang International, Ltd.	312,000	4,309
		3,236,256
India - 0.0%
Vedanta Resources PLC	2,671	23,693
Ireland - 1.6%
Aer Lingus Group PLC	15,850	42,271
Beazley PLC	47,871	213,119
C&C Group PLC	31,161	136,273
DCC PLC	6,369	350,633
Endo International PLC (I)	1,633	118,687
FBD Holdings PLC	1,839	25,364
Glanbia PLC	5,900	90,505
Grafton Group PLC	18,960	187,579
Greencore Group PLC	27,309	121,303
IFG Group PLC	8,615	15,951
Irish Continental Group PLC	3,794	14,923
Kingspan Group PLC	10,256	177,831
Paddy Power PLC	523	43,546
Smurfit Kappa Group PLC	1,251	28,133
UDG Healthcare PLC	20,187	120,339
		1,686,457
Isle of Man - 0.0%
Hansard Global PLC	6,816	9,322
Playtech PLC	1,049	11,194
		20,516
Israel - 0.7%
Africa Israel Investments, Ltd. (I)	7,409	6,702
Airport City, Ltd. (I)	1,528	13,329
Amot Investments, Ltd.	883	2,633

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Israel (continued)
Cellcom Israel, Ltd.	825	$7,136
Cellcom Israel, Ltd.	1,966	17,038
Ceragon Networks, Ltd. (I)	220	207
Clal Biotechnology Industries, Ltd. (I)	3,950	2,495
Clal Insurance Enterprise Holdings, Ltd.	2,775	39,541
Compugen, Ltd. (I)	1,251	10,186
Delek Automotive Systems, Ltd.	4,159	36,957
Delta Galil Industries, Ltd.	618	16,683
Electra Israel, Ltd.	37	4,079
EZchip Semiconductor, Ltd. (I)(L)	900	17,226
Frutarom Industries, Ltd.	2,853	88,054
Gilat Satellite Networks, Ltd. (I)	215	1,029
Hadera Paper, Ltd. (I)	244	4,306
Harel Insurance Investments &
Financial Services, Ltd.	10,502	47,476
Israel Discount Bank, Ltd., Class A (I)	638	1,018
Ituran Location & Control, Ltd.	1,195	26,250
Jerusalem Oil Exploration (I)	782	24,050
Kamada, Ltd. (I)(L)	1,616	5,929
Matrix IT, Ltd.	2,095	9,370
Mazor Robotics, Ltd. (I)	891	5,457
Melisron, Ltd.	420	11,616
Menorah Mivtachim Holdings, Ltd.	1,766	15,323
Mivtach Shamir Holdings, Ltd.	397	9,334
Naphtha Israel Petroleum Corp., Ltd. (I)	2,030	9,988
Nitsba Holdings 1995, Ltd. (I)	2,317	30,646
Nova Measuring Instruments, Ltd. (I)	376	3,797
Oil Refineries, Ltd. (I)	53,675	14,164
Ormat Industries, Ltd.	7,009	48,039
Partner Communications Company, Ltd. (I)	2,939	15,218
Paz Oil Company, Ltd.	378	48,911
Rami Levi Chain Stores Hashikma
Marketing 2006, Ltd.	711	26,091
Shikun & Binui, Ltd.	16,067	33,865
Shufersal, Ltd. (L)	9,143	19,475
The Phoenix Holdings, Ltd.	2,821	7,442
Tower Semiconductor, Ltd. (I)	2,675	34,716
		715,776
Italy - 3.5%
A2A SpA	67,835	68,736
ACEA SpA	8,580	92,674
Aeroporto di Venezia Marco Polo SpA	841	13,396
Amplifon SpA	9,264	54,733
Ansaldo STS SpA	10,934	110,062
Arnoldo Mondadori Editore SpA (I)	12,613	13,323
Ascopiave SpA	2,314	5,083
Astaldi SpA	4,499	25,949
Autogrill SpA (I)	9,730	73,379
Azimut Holding SpA	15,042	326,778
Banca Generali SpA	4,148	115,369
Banca IFIS SpA	1,301	21,404
Banca Popolare dell’Emilia Romagna SC (I)	28,867	189,251
Banca Popolare dell’Etruria e del Lazio (I)	13,061	6,125
Banca Popolare di Milano Scarl (I)	205,710	134,006
Banca Popolare di Sondrio SCARL	17,792	66,165
Banca Profilo SpA	24,032	8,902
Biesse SpA	1,877	21,071
Brembo SpA	2,573	86,238
Buzzi Unicem SpA	4,611	58,362
Cairo Communication SpA	2,348	13,767
Cementir SpA	6,150	37,172
CIR-Compagnie Industriali Riunite SpA (I)	39,165	40,850
Credito Emiliano SpA	9,474	71,470

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Italy (continued)
Credito Valtellinese Scarl (I)	79,817	$75,838
Danieli & C Officine Meccaniche SpA	2,311	57,317
Datalogic SpA	981	10,525
Davide Campari Milano SpA	9,928	61,970
De’Longhi SpA	2,796	50,490
DeA Capital SpA (I)	4,665	9,136
DiaSorin SpA	2,304	92,824
Ei Towers SpA	1,086	54,405
Engineering SpA	449	20,172
ERG SpA	6,865	76,887
Esprinet SpA	3,554	24,458
Eurotech SpA (I)	1,562	3,037
Falck Renewables SpA	20,060	22,340
Geox SpA	8,390	27,167
Gruppo Editoriale L’Espresso SpA (I)	18,304	20,939
GTECH SpA	975	21,771
Hera SpA	62,355	146,831
IMMSI SpA (I)	6,756	4,394
Industria Macchine Automatiche SpA	235	10,270
Interpump SpA	6,839	95,961
Iren SpA	48,658	53,211
Italcementi SpA	8,870	52,841
Italmobiliare SpA	827	18,784
Juventus Football Club SpA (I)	23,150	6,092
Landi Renzo SpA (I)	3,939	4,706
Maire Tecnimont SpA (I)	10,323	22,255
MARR SpA	2,608	46,260
Piaggio & C SpA	17,916	51,781
Recordati SpA	11,787	182,738
Reply SpA	376	27,545
Safilo Group SpA (I)	2,378	30,853
Salvatore Ferragamo Italia SpA	966	23,774
Saras SpA (I)	23,795	23,967
Societa Cattolica di Assicurazioni SCRL	14,793	101,999
Societa Iniziative Autostradali e Servizi SpA	5,263	50,648
Sogefi SpA	3,551	8,890
SOL SpA	2,802	22,388
Sorin SpA (I)	28,116	65,467
Trevi Finanziaria Industriale SpA	9,838	33,480
Unipol Gruppo Finanziario SpA	18,195	89,838
Vittoria Assicurazioni SpA	2,112	21,899
World Duty Free SpA (I)	4,187	40,199
Yoox SpA (I)	3,137	69,266
Zignago Vetro SpA	1,669	10,219
		3,600,097
Japan - 22.4%
Accordia Golf Company, Ltd.	7,900	71,209
Achilles Corp.	10,000	12,292
Adastria Holdings Company, Ltd.	1,810	47,335
ADEKA Corp.	8,700	102,989
Advan Company, Ltd.	500	4,913
Aeon Delight Company, Ltd.	200	4,660
Ai Holdings Corp.	3,400	59,933
Aica Kogyo Company, Ltd.	4,700	97,060
Aichi Corp.	3,200	15,171
Aichi Steel Corp.	10,000	35,054
Aida Engineering, Ltd.	4,500	40,474
Ain Pharmaciez, Inc.	400	11,470
Aiphone Company, Ltd.	1,300	20,619
Airport Facilities Company, Ltd.	1,200	7,186
Aisan Industry Company, Ltd.	2,500	21,388
Akebono Brake Industry Company, Ltd.	2,300	8,051
Alpen Company, Ltd.	1,700	23,885

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Alpha Systems, Inc.	840	$11,604
Alpine Electronics, Inc.	3,300	54,177
Amano Corp.	6,100	62,525
Anest Iwata Corp.	1,800	12,175
Anritsu Corp.	9,800	68,174
AOKI Holdings, Inc.	4,000	40,606
Aoyama Trading Company, Ltd.	700	15,295
Arc Land Sakamoto Company, Ltd.	1,200	23,326
Arcs Company, Ltd.	3,125	64,509
Ariake Japan Company, Ltd.	1,900	46,199
Arisawa Manufacturing Company, Ltd.	2,900	21,076
Arrk Corp. (I)	4,200	4,887
As One Corp.	1,400	36,536
Asahi Company, Ltd.	1,500	13,834
Asahi Diamond Industrial Company, Ltd.	5,000	52,275
Asahi Holdings, Inc.	1,800	27,744
Asahi Intecc Company, Ltd.	1,000	48,731
Asahi Organic Chemicals
Industry Company, Ltd.	6,000	14,198
Asatsu-DK, Inc.	2,300	55,316
ASKA Pharmaceutical Company, Ltd.	1,600	17,169
Atom Corp.	2,000	12,923
Atsugi Company, Ltd.	12,000	11,446
Autobacs Seven Company, Ltd.	4,300	60,840
Avex Group Holdings, Inc.	3,400	55,605
Axell Corp.	100	1,251
Axial Retailing, Inc.	1,300	28,370
Bando Chemical Industries, Ltd.	5,000	18,026
Bank of the Ryukyus, Ltd.	3,000	42,289
Belc Company, Ltd.	800	24,288
Belluna Company, Ltd.	2,100	8,793
Bic Camera, Inc.	3,300	37,848
Bit-isle, Inc.	1,100	4,523
BML, Inc.	900	23,917
Bookoff Corp.	1,400	9,798
Broadleaf Company, Ltd.	500	7,032
Bunka Shutter Company, Ltd.	5,000	40,351
CAC Corp.	1,500	14,586
Calsonic Kansei Corp.	7,000	38,799
Can Do Company, Ltd.	900	11,787
Canon Electronics, Inc.	1,700	26,899
Capcom Company, Ltd.	1,600	24,035
Cawachi, Ltd.	1,400	20,749
Central Glass Company, Ltd.	19,000	68,907
Chino Corp.	400	3,994
Chiyoda Company, Ltd.	2,600	51,182
Chiyoda Integre Company, Ltd.	800	13,948
Chofu Seisakusho Company, Ltd.	2,100	53,308
Chubu Shiryo Company, Ltd.	2,000	11,398
Chudenko Corp.	2,600	40,181
Chuetsu Pulp & Paper Company, Ltd.	5,000	7,397
Chugai Mining Company, Ltd. (I)	34,900	8,482
Chugai Ro Company, Ltd.	5,000	11,323
Chugoku Marine Paints, Ltd.	4,000	33,755
CKD Corp.	5,400	51,333
Clarion Company, Ltd. (I)(L)	8,000	24,790
Cleanup Corp.	2,100	15,241
CMK Corp.	5,400	14,277
Coca-Cola West Company, Ltd.	600	8,274
Cocokara Fine, Inc.	1,540	38,125
Colowide Company, Ltd.	2,200	30,799
CONEXIO Corp.	1,900	17,733
COOKPAD, Inc.	400	13,622

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Corona Corp.	300	$2,929
Cosel Company, Ltd.	1,200	12,282
Cosmo Oil Company, Ltd.	34,000	48,308
Cybozu, Inc.	4,000	12,441
Dai Nippon Toryo Company, Ltd.	12,000	15,678
Dai-Dan Company, Ltd.	2,000	12,093
Daibiru Corp.	3,400	31,982
Daido Metal Company, Ltd.	3,000	30,111
Daidoh, Ltd.	2,000	8,536
Daifuku Company, Ltd.	6,500	72,729
Daihen Corp.	8,000	40,211
Daiichi Jitsugyo Company, Ltd.	4,000	19,959
Daiichikosho Company, Ltd.	1,100	29,825
Daiken Corp.	5,000	11,027
Daiken Medical Company, Ltd.	400	3,718
Daikoku Denki Company, Ltd.	800	11,878
Daikyo, Inc.	19,000	29,368
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	7,000	37,271
Daio Paper Corp.	7,000	57,148
Daiseki Company, Ltd.	2,900	50,103
Daiso Company, Ltd.	7,000	22,476
Daisyo Corp.	800	9,191
Daiwa Industries, Ltd.	2,000	12,515
Daiwabo Holdings Company, Ltd.	17,000	29,564
DCM Holdings Company, Ltd.	7,700	49,236
Denki Kogyo Company, Ltd.	5,000	22,103
Denyo Company, Ltd.	900	13,425
Descente, Ltd.	4,000	38,850
Doshisha Company, Ltd.	2,400	33,888
Doutor Nichires Holdings Company, Ltd.	2,900	41,697
Dr. Ci:Labo Company, Ltd.	1,200	40,981
DTS Corp.	1,700	36,263
Dunlop Sports Company, Ltd.	1,300	14,432
Duskin Company, Ltd.	5,000	73,423
Dydo Drinco, Inc.	1,200	49,939
Eagle Industry Company, Ltd.	2,000	36,487
EDION Corp.	6,100	42,667
Eiken Chemical Company, Ltd.	1,400	22,688
Eizo Corp.	1,500	29,261
Elematec Corp.	700	16,728
en-japan, Inc.	400	6,299
Enplas Corp.	100	3,377
EPS Corp.	1,800	21,196
ESPEC Corp.	1,600	14,404
Excel Company, Ltd.	900	12,096
Exedy Corp.	1,100	26,482
F@N Communications Inc.	2,000	21,605
Fancl Corp.	2,600	36,988
FCC Company, Ltd.	2,800	48,175
FDK Corp. (I)	11,000	12,978
Feed One Holdings Company, Ltd.	15,040	13,686
Ferrotec Corp.	2,600	13,701
Fields Corp.	1,500	18,600
Financial Products Group Co Ltd.	900	10,761
Foster Electric Company, Ltd.	2,100	36,716
FP Corp.	1,100	35,260
France Bed Holdings Company, Ltd.	11,000	16,519
Fudo Tetra Corp.	10,800	22,032
Fuji Company, Ltd.	2,100	38,122
Fuji Corp., Ltd.	100	576
Fuji Electronics Company, Ltd.	800	9,234
Fuji Kyuko Company, Ltd.	1,000	9,646

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Fuji Oil Company, Ltd.	4,400	$13,378
Fuji Oil Company, Ltd. (Osaka)	5,800	74,137
Fuji Seal International, Inc.	1,700	49,547
Fuji Soft, Inc.	1,800	36,610
Fujibo Holdings, Inc.	7,000	19,655
Fujicco Company, Ltd.	2,000	33,255
Fujikura Kasei Company, Ltd.	2,000	9,737
Fujikura, Ltd.	15,000	61,685
Fujimi, Inc.	500	7,266
Fujimori Kogyo Company, Ltd.	1,100	30,691
Fujisash Company, Ltd. (I)	4,900	6,268
Fujitec Company, Ltd.	5,000	53,069
Fujitsu General, Ltd.	5,000	48,174
Fujiya Company, Ltd.	6,000	9,780
Fukushima Industries Corp.	1,200	19,198
Funai Electric Company, Ltd.	2,600	31,031
Funai Soken Holdings, Inc.	2,000	16,423
Furukawa Company, Ltd.	19,000	32,622
Furukawa Electric Company, Ltd.	7,000	11,612
Furuno Electric Company, Ltd.	2,400	19,267
Fuso Pharmaceutical Industries, Ltd.	5,000	12,296
Futaba Corp.	2,900	42,075
Futaba Industrial Company, Ltd.	3,400	15,948
Future Architect, Inc.	200	1,154
Fuyo General Lease Company, Ltd.	1,700	58,694
G-Tekt Corp.	600	5,695
Gakken Company, Ltd.	4,000	8,509
Gecoss Corp.	400	5,944
Geo Corp.	3,900	31,205
GLOBERIDE, Inc.	10,000	17,148
GMO Internet, Inc.	2,600	22,078
GMO Payment Gateway, Inc.	600	11,226
Godo Steel, Ltd.	16,000	23,865
Goldcrest Company, Ltd.	1,690	31,253
Goldwin, Inc.	5,000	26,089
Gulliver International Company, Ltd.	5,500	37,573
Gun-Ei Chemical Industry Company, Ltd.	4,000	11,330
Gunze, Ltd.	13,000	33,616
Hakuto Company, Ltd.	1,300	12,791
Hamakyorex Company, Ltd.	500	15,399
Hanwa Company, Ltd.	14,000	49,316
Happinet Corp.	1,000	12,447
Harima Chemicals, Inc.	2,000	7,717
Harmonic Drive Systems, Inc.	100	1,454
Hazama Ando Corp.	10,090	64,863
Heiwa Real Estate Company, Ltd.	2,800	42,414
Heiwado Company, Ltd.	2,000	38,603
Hibiya Engineering, Ltd.	1,500	20,430
Hiday Hidaka Corp.	984	30,816
Higashi Nihon House Company Ltd.	1,000	4,346
Higo Bank, Ltd.	5,000	26,482
Hioki EE Corp.	500	7,138
Hiramatsu, Inc.	300	1,617
Hisaka Works, Ltd.	2,000	16,187
Hitachi Koki Company, Ltd.	5,700	43,536
Hitachi Kokusai Electric, Inc.	4,000	55,951
Hitachi Transport System, Ltd.	2,200	26,933
Hitachi Zosen Corp.	13,600	78,608
Hodogaya Chemical Company, Ltd.	7,000	11,036
Hogy Medical Company, Ltd.	1,200	54,726
Hokkaido Gas Company, Ltd.	3,000	7,170
Hokkan Holdings, Ltd.	5,000	12,116
Hokuetsu Industries Company, Ltd.	2,000	18,243

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Hokuetsu Paper Mills, Ltd.	9,500	$40,435
Hokuto Corp.	1,600	26,639
Honeys Company, Ltd.	1,350	10,577
Hoosiers Holdings Company, Ltd.	1,500	6,672
Horiba, Ltd.	2,500	82,754
Hosiden Corp.	4,400	24,505
Hosokawa Micron Corp.	3,000	17,258
Hyakujushi Bank, Ltd.	21,000	68,598
IBJ Leasing Company, Ltd.	1,900	37,703
Ichikoh Industries, Ltd.	4,000	8,460
Ichiyoshi Securities Company, Ltd.	2,800	30,119
ICOM, Inc.	500	12,030
Idec Corp.	2,500	21,368
Ihara Chemical Industry Company, Ltd.	3,400	35,456
Iino Kaiun Kaisha, Ltd.	5,200	28,924
Ikegami Tsushinki Company, Ltd.	4,000	5,081
Ikyu Corp.	200	2,233
Imasen Electric Industrial	1,700	23,751
Imperial Hotel, Ltd.	200	3,985
Inaba Denki Sangyo Company, Ltd.	1,600	51,659
Inaba Seisakusho Company, Ltd.	200	2,219
Inabata & Company, Ltd.	5,100	45,835
Inageya Company, Ltd.	2,900	29,339
Ines Corp.	2,700	20,686
Intage, Inc.	1,600	23,269
Internet Initiative Japan, Inc.	2,400	48,817
Inui Global Logistics Company, Ltd.	875	7,050
Iriso Electronics Company, Ltd.	200	10,615
Iseki & Company, Ltd.	12,000	22,692
Ishihara Sangyo Kaisha, Ltd. (I)	32,000	27,728
IT Holdings Corp.	6,500	98,181
Itochu Enex Company, Ltd.	5,900	41,597
Itochu-Shokuhin Company, Ltd.	600	18,813
Itoham Foods, Inc.	12,000	63,169
IwaiCosmo Holdings, Inc.	900	10,073
Iwatani Corp.	11,000	72,075
J-Oil Mills, Inc.	9,000	29,182
Jalux, Inc.	1,000	13,943
Jamco Corp.	100	2,582
Janome Sewing Machine Company, Ltd. (I)(L)	12,000	13,407
Japan Communications, Inc. (I)(L)	6,000	27,380
Japan Digital Laboratory Company, Ltd.	1,500	20,153
Japan Drilling Company, Ltd.	400	14,188
Japan Pulp & Paper Company, Ltd.	6,000	16,460
Japan Radio Company, Ltd.	3,000	9,221
Japan Transcity Corp., Ltd.	5,000	15,526
Japan Vilene Company, Ltd.	2,000	10,189
Jastec Company, Ltd.	400	2,669
JBCC Holdings, Inc.	1,900	11,851
Jin Company, Ltd.	800	19,988
JMS Company, Ltd.	1,000	2,393
Joshin Denki Company, Ltd.	3,000	24,377
Jowa Holdings Company, Ltd.	300	8,864
JSP Corp.	1,200	21,426
Juki Corp.	3,000	10,612
Juroku Bank, Ltd.	6,000	21,237
JVC Kenwood Corp.	9,070	19,727
K&O Energy Group, Inc.	1,500	18,477
kabu.com Securities Company, Ltd.	5,700	27,963
Kadokawa Dwango Corp. (I)	3,636	57,828
Kaga Electronics Company, Ltd.	1,100	13,718
Kaken Pharmaceutical Company, Ltd.	2,000	38,672
Kameda Seika Company, Ltd.	1,000	30,739

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Kamei Corp.	2,000	$12,410
Kanamoto Company, Ltd.	2,400	64,896
Kandenko Company, Ltd.	7,000	40,175
Kanematsu Corp.	40,000	56,956
Kanematsu Electronics, Ltd.	1,300	18,499
Kasumi Company, Ltd.	4,200	35,366
Katakura Industries Company, Ltd.	2,100	22,171
Kato Sangyo Company, Ltd.	2,200	41,443
Kato Works Company, Ltd.	2,000	16,150
Kawai Musical Instruments
Manufacturing Company, Ltd.	600	12,057
KEY Coffee, Inc.	800	11,132
Kimoto Company, Ltd.	3,000	7,615
Kintetsu World Express, Inc.	1,300	49,883
Kinugawa Rubber Industrial Company, Ltd.	3,000	12,760
Kissei Pharmaceutical Company, Ltd.	3,000	78,697
Kitz Corp.	7,800	31,858
Koa Corp.	2,300	21,580
Koatsu Gas Kogyo Company, Ltd.	3,000	14,385
Kohnan Shoji Company, Ltd.	1,800	20,224
Kohsoku Corp.	1,400	10,830
Kojima Company, Ltd.	3,000	7,363
Kokuyo Company, Ltd.	8,300	61,994
Komatsu Seiren Company, Ltd.	2,000	9,388
Komeri Company, Ltd.	700	15,149
Komori Corp.	6,300	71,626
Konishi Company, Ltd.	1,100	17,418
Kumagai Gumi Company, Ltd. (I)	3,000	9,606
Kumiai Chemical Industry Company, Ltd.	4,000	26,708
Kura Corp.	800	22,520
Kurabo Industries, Ltd.	16,000	24,732
Kureha Corp.	12,000	50,188
Kurimoto, Ltd.	10,000	18,925
Kuroda Electric Company, Ltd.	2,400	33,078
KYB Company, Ltd.	2,000	8,503
Kyodo Printing Company, Ltd.	8,000	25,347
Kyoei Steel, Ltd.	1,100	18,934
Kyokuto Kaihatsu Kogyo Company, Ltd.	900	10,688
Kyokuyo Company, Ltd.	7,000	16,012
KYORIN Holdings, Inc.	3,100	57,447
Kyoritsu Maintenance Company, Ltd.	900	43,262
Kyosan Electric Manufacturing Company, Ltd.	2,000	6,195
Kyowa Exeo Corp.	6,700	71,453
Kyudenko Corp.	2,000	22,125
LEC, Inc.	700	7,411
Leopalace21 Corp. (I)	12,500	78,857
Life Corp.	2,700	37,772
Lintec Corp.	1,600	35,368
Lion Corp.	7,000	36,506
Macnica, Inc.	900	25,126
Maeda Corp.	10,000	81,541
Maeda Road Construction Company, Ltd.	4,000	59,333
Maezawa Kasei Industries Company, Ltd.	1,100	11,010
Maezawa Kyuso Industries Company, Ltd.	900	10,566
Makino Milling Machine Company, Ltd.	8,000	58,970
Mandom Corp.	1,400	45,967
Mani, Inc.	200	11,899
Mars Engineering Corp.	700	11,973
Marubun Corp.	200	1,355
Marudai Food Company, Ltd.	8,000	27,473
Maruha Nichiro Corp.	2,738	40,956
Marusan Securities Company, Ltd.	5,400	36,224
Maruwa Company, Ltd.	600	17,368

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Marvelous, Inc.	500	$6,758
Matsuda Sangyo Company, Ltd.	1,400	15,155
Matsumotokiyoshi Holdings Company, Ltd.	1,500	43,011
Matsuya Foods Company, Ltd.	700	14,706
Max Company, Ltd.	3,000	30,710
Megmilk Snow Brand Company, Ltd.	4,600	54,910
Meidensha Corp.	17,000	53,616
Meiji Shipping Company, Ltd.	2,000	6,029
Meiko Network Japan Company, Ltd.	3,000	30,504
Meitec Corp.	2,700	79,816
Meito Sangyo Company, Ltd.	900	8,936
Melco Holdings, Inc.	1,200	17,856
Message Company, Ltd.	700	19,227
Micronics Japan Company, Ltd.	600	17,074
Milbon Company, Ltd.	1,056	28,748
Mimasu Semiconductor Industry Company, Ltd.	1,400	13,599
Ministop Company, Ltd.	1,100	14,597
Mirait Holdings Corp.	5,440	61,721
Misawa Homes Company, Ltd.	2,000	17,001
Mitsuba Corp.	3,400	60,589
Mitsubishi Paper Mills, Ltd. (I)	26,000	18,794
Mitsubishi Pencil Company, Ltd.	1,600	47,751
Mitsubishi Steel Manufacturing Company, Ltd.	10,000	20,416
Mitsuboshi Belting Company, Ltd.	4,000	29,394
Mitsui Engineering &
Shipbuilding Company, Ltd.	29,000	50,964
Mitsui High-Tec, Inc.	2,200	15,245
Mitsui Home Company, Ltd.	3,000	12,458
Mitsui Matsushima Company, Ltd.	10,000	10,546
Mitsui Mining & Smelting Company, Ltd.	6,000	14,476
Mitsui Sugar Company, Ltd.	8,000	26,284
Mitsui-Soko Company, Ltd.	3,000	10,623
Mitsuuroko Holdings Company, Ltd.	3,200	14,723
Miura Company, Ltd.	3,000	30,359
Miyazaki Bank, Ltd.	14,000	43,703
Mizuno Corp.	7,000	34,212
Mochida Pharmaceutical Company, Ltd.	400	21,655
Monex Group, Inc.	12,300	29,289
Monotaro Company, Ltd.	1,100	22,164
Morinaga & Company, Ltd.	14,000	36,709
Morinaga Milk Industry Company, Ltd.	14,000	48,392
Morita Holdings Corp.	3,000	29,738
Moshi Moshi Hotline, Inc.	4,400	40,610
Musashi Seimitsu Industry Company, Ltd.	1,800	34,047
Musashino Bank, Ltd.	3,800	126,299
Nachi-Fujikoshi Corp.	11,000	67,522
Nagaileben Company, Ltd.	1,800	29,265
Nagatanien Company, Ltd.	2,000	18,187
Nakamuraya Company, Ltd.	3,000	11,681
Nakanishi, Inc.	300	12,736
Nakayama Steel Works, Ltd. (I)	11,000	7,343
Namura Shipbuilding Company, Ltd.	1,152	12,408
NEC Capital Solutions, Ltd.	800	12,735
NEC Networks & System Integration Corp.	2,700	55,958
NET One Systems Company, Ltd.	6,400	37,711
Neturen Company, Ltd.	2,300	15,317
Nice Holdings, Inc.	6,000	9,490
Nichi-iko Pharmaceutical Company, Ltd.	3,100	48,083
Nichias Corp.	7,000	39,883
Nichicon Corp.	4,600	35,933
Nichiden Corp.	700	13,986
Nichiha Corp.	1,600	15,831
Nichii Gakkan Company, Ltd.	3,200	25,364

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
NICHIREI Corp.	13,000	$58,828
Nichireki Company, Ltd.	2,000	14,832
Nifco, Inc.	2,700	87,336
Nihon Dempa Kogyo Company, Ltd.	1,800	14,462
Nihon Kagaku Sangyo Company, Ltd.	1,000	7,069
Nihon M&A Center, Inc.	2,400	72,302
Nihon Nohyaku Company, Ltd.	4,000	46,019
Nihon Parkerizing Company, Ltd.	4,000	91,260
Nihon Shokuhin Kako Company, Ltd.	2,000	6,306
Nihon Unisys, Ltd.	500	4,435
Nikkiso Company, Ltd.	5,100	47,187
Nippon Beet Sugar
Manufacturing Company, Ltd.	15,000	25,905
Nippon Carbon Company, Ltd.	6,000	11,337
Nippon Ceramic Company, Ltd.	1,400	20,636
Nippon Chemi-Con Corp. (I)	11,000	31,471
Nippon Chemical Industrial Company, Ltd. (I)	7,000	18,518
Nippon Coke & Engineering Company, Ltd.	18,000	16,860
Nippon Denko Company, Ltd.	6,530	15,736
Nippon Densetsu Kogyo Company, Ltd.	4,300	57,598
Nippon Fine Chemical Company, Ltd.	800	5,689
Nippon Flour Mills Company, Ltd.	13,000	57,787
Nippon Gas Company, Ltd.	2,000	45,104
Nippon Hume Corp.	2,000	15,174
Nippon Kanzai Company, Ltd.	700	15,548
Nippon Koei Company, Ltd.	8,000	32,125
Nippon Konpo Unyu Soko Company, Ltd.	6,000	87,835
Nippon Koshuha Steel Company, Ltd.	8,000	7,111
Nippon Light Metal Holdings Company, Ltd.	43,000	61,329
Nippon Seiki Company, Ltd.	4,000	90,561
Nippon Sharyo, Ltd.	6,000	17,593
Nippon Sheet Glass Company, Ltd. (I)	11,000	10,335
Nippon Shinyaku Company, Ltd.	1,000	32,129
Nippon Soda Company, Ltd.	14,000	76,848
Nippon Steel & Sumikin Bussan Corp.	9,720	33,394
Nippon Steel & Sumikin Texeng Company, Ltd.	5,000	23,547
Nippon Suisan Kaisha, Ltd.	15,600	48,506
Nippon Synthetic Chemical
Industry Company, Ltd.	3,000	17,766
Nippon Thompson Company, Ltd.	6,000	29,191
Nippon Valqua Industries, Ltd.	8,000	21,372
Nippon Yakin Kogyo Company, Ltd. (I)	10,000	20,544
Nipro Corp.	7,000	60,287
Nishi-Nippon Railroad Company, Ltd.	14,000	57,083
Nishimatsu Construction Company, Ltd.	29,000	118,657
Nishimatsuya Chain Company, Ltd.	5,100	41,446
Nishio Rent All Company, Ltd.	800	26,337
Nissei ASB Machine Company, Ltd.	500	12,347
Nissei Build Kogyo Company, Ltd.	4,000	9,715
Nisshin Fudosan Company, Ltd.	5,800	23,632
Nisshin Oillio Group, Ltd.	13,000	45,438
Nisshin Steel Company, Ltd.	1,560	14,873
Nisshinbo Holdings, Inc.	4,000	41,243
Nissin Corp.	4,000	9,236
Nissin Electric Company, Ltd.	5,000	26,659
Nissin Kogyo Company, Ltd.	2,100	29,166
Nitta Corp.	2,300	52,177
Nittan Valve Company, Ltd.	1,200	3,201
Nittetsu Mining Company, Ltd.	6,000	21,159
Nitto Boseki Company, Ltd.	13,000	46,465
Nitto Kogyo Corp.	2,900	56,369
Nitto Kohki Company, Ltd.	1,000	18,145
Noevir Holdings Company, Ltd.	1,600	27,898

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
NOF Corp.	16,000	$101,101
Nohmi Bosai, Ltd.	2,000	26,328
Nomura Company, Ltd.	3,200	25,163
Noritake Company, Ltd.	12,000	26,556
Noritsu Koki Company, Ltd.	1,900	10,493
Noritz Corp.	1,000	16,357
NS Solutions Corp.	1,500	40,127
NS United Shinwa Kaiun Kaisha, Ltd.	8,000	22,643
NSD Company, Ltd.	1,900	27,820
Obara Group, Inc.	1,400	62,135
Oenon Holdings, Inc.	6,000	10,775
Ohsho Food Service Corp.	700	25,407
Oiles Corp.	2,880	48,963
Okabe Company, Ltd.	3,900	35,398
Okamoto Industries, Inc.	7,000	24,999
Okamura Corp.	7,000	49,272
Okinawa Cellular Telephone Company	400	10,797
OKUMA Corp.	6,000	47,208
Okumura Corp.	12,000	54,186
Okura Industrial Company, Ltd.	4,000	11,741
Okuwa Company, Ltd.	3,000	23,029
Onoken Company, Ltd.	1,500	12,360
Onward Holdings Company, Ltd.	2,000	12,025
Optex Company, Ltd.	1,200	19,274
Organo Corp.	3,000	11,930
Origin Electric Company, Ltd.	3,000	13,037
Osaka Steel Company, Ltd.	1,400	23,857
OSAKA Titanium Technologies Company	600	11,410
Osaki Electric Company, Ltd. (L)	3,000	20,733
OSG Corp.	5,200	83,912
Oyo Corp.	1,300	19,802
Pacific Industrial Company, Ltd.	3,400	26,363
Pacific Metals Company, Ltd.	9,000	27,119
Pal Company, Ltd.	1,100	30,067
PanaHome Corp.	7,000	44,552
Panasonic Information Systems	1,000	25,622
Parco Company, Ltd.	800	6,540
Paris Miki Holdings, Inc.	1,100	4,336
Penta-Ocean Construction Company, Ltd.	14,500	49,471
Pilot Corp.	1,600	91,418
Piolax, Inc.	700	29,846
Pioneer Corp. (I)	18,800	35,745
Plenus Company, Ltd.	1,900	33,794
Press Kogyo Company, Ltd.	7,000	24,777
Prima Meat Packers, Ltd.	10,000	22,503
Pronexus, Inc.	600	3,731
Proto Corp.	200	2,879
Raito Kogyo Company, Ltd.	4,200	36,495
Relo Holdings, Inc.	200	14,299
Rengo Company, Ltd.	16,000	65,932
Resorttrust, Inc.	800	17,515
Ricoh Leasing Company, Ltd.	2,100	54,156
Riken Corp.	9,000	33,904
Riken Keiki Company, Ltd.	1,300	13,824
Riken Technos Corp.	3,000	11,014
Riken Vitamin Company, Ltd.	700	25,098
Ringer Hut Company, Ltd.	100	1,616
Riso Kagaku Corp.	800	12,878
Rock Field Company, Ltd.	1,000	16,270
Rohto Pharmaceutical Company, Ltd.	200	2,499
Round One Corp.	3,800	22,147
Royal Holdings Company, Ltd.	2,300	32,009
Ryobi, Ltd.	16,000	43,131

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Ryoden Trading Company, Ltd.	3,000	$20,268
Ryosan Company, Ltd.	2,600	56,611
Ryoyo Electro Corp.	1,600	17,031
S Foods, Inc.	500	9,890
Sac’s Bar Holdings, Inc.	600	7,706
Saibu Gas Company, Ltd.	19,000	41,553
Saizeriya Company, Ltd.	2,100	27,706
Sakai Chemical Industry Company, Ltd.	9,000	28,402
Sakata INX Corp.	3,100	34,471
Sakata Seed Corp.	2,900	48,399
Sala Corp.	1,500	7,552
San-A Company, Ltd.	1,400	47,306
San-Ai Oil Company, Ltd.	5,000	33,502
Sangetsu Company, Ltd.	3,400	82,344
Sanken Electric Company, Ltd.	12,000	95,422
Sanki Engineering Company, Ltd.	4,000	26,812
Sanko Marketing Foods Company, Ltd.	200	1,505
Sankyo Seiko Company, Ltd.	3,200	12,535
Sankyo Tateyama, Inc.	2,200	40,256
Sankyu, Inc.	13,000	52,766
Sanshin Electronics Company, Ltd.	2,600	17,805
Sanyo Chemical Industries, Ltd.	6,000	43,102
Sanyo Denki Company, Ltd.	3,000	20,074
Sanyo Electric Railway Company, Ltd.	2,000	7,325
Sanyo Shokai, Ltd.	7,000	16,974
Sanyo Special Steel Company, Ltd.	10,000	33,320
Sapporo Holdings, Ltd.	18,000	76,067
Sato Holdings Corp.	1,700	38,643
Sato Restaurant Systems Company, Ltd.	500	3,884
SCREEN Holdings Company, Ltd.	12,000	70,516
Seikagaku Corp.	3,300	53,370
Seikitokyu Kogyo Company, Ltd.	1,600	8,105
Seiko Holdings Corp.	7,000	39,027
Seiren Company, Ltd.	5,200	40,166
Sekisui Jushi Corp.	3,000	39,954
Sekisui Plastics Company, Ltd.	5,000	19,005
Senko Company, Ltd.	9,000	45,183
Senshu Ikeda Holdings, Inc.	5,400	24,489
Senshukai Company, Ltd.	4,400	30,568
Seria Company, Ltd.	1,300	43,307
Shibusawa Warehouse Company, Ltd.	5,000	14,291
Shibuya Kogyo Company, Ltd.	800	15,570
Shikibo, Ltd.	11,000	11,267
Shikoku Chemicals Corp.	3,000	20,490
Shima Seiki Manufacturing, Ltd.	2,300	41,557
Shimachu Company, Ltd.	3,800	92,098
Shin-Etsu Polymer Company, Ltd.	3,000	12,414
Shinagawa Refractories Company, Ltd.	6,000	13,375
Shindengen Electric
Manufacturing Company, Ltd.	5,000	28,729
Shinkawa, Ltd.	1,500	8,129
Shinko Electric Industries Company, Ltd.	5,100	34,524
Shinko Plantech Company, Ltd.	3,300	23,124
Shinko Shoji Company, Ltd.	2,700	26,948
Shinmaywa Industries, Ltd.	9,000	84,792
Ship Healthcare Holdings, Inc.	2,600	58,992
Shizuoka Gas Company, Ltd.	4,500	28,105
Shochiku Company, Ltd.	1,000	9,717
Showa Corp.	3,500	32,331
Showa Sangyo Company, Ltd.	7,000	28,073
Siix Corp.	1,600	33,742
Sinanen Company, Ltd.	4,000	14,766
Sinko Industries Ltd.	200	1,906

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Sintokogio, Ltd.	4,600	$31,251
SMK Corp.	6,000	23,925
SMS Company, Ltd.	1,600	16,771
Sogo Medical Company, Ltd.	300	15,204
ST Corp.	1,100	9,201
St. Marc Holdings Company, Ltd.	700	40,177
Star Micronics Company, Ltd.	2,600	33,033
Starzen Company, Ltd.	6,000	20,947
Stella Chemifa Corp.	800	8,762
Suminoe Textile Company, Ltd.	5,000	11,797
Sumitomo Bakelite Company, Ltd.	10,000	38,864
Sumitomo Densetsu Company, Ltd.	1,300	16,071
Sumitomo Mitsui Construction Company, Ltd.	30,000	37,869
Sumitomo Osaka Cement Company, Ltd.	16,000	45,697
Sumitomo Real Estate Sales Company, Ltd.	200	4,504
Sumitomo Seika Chemicals Company, Ltd.	4,000	26,639
Sumitomo Warehouse Company, Ltd.	14,048	75,437
SWCC Showa Holdings Company, Ltd.	24,000	20,178
Systena Corp.	100	716
T Hasegawa Company, Ltd.	1,600	22,542
T-Gaia Corp.	300	2,960
Tabuchi Electric Company, Ltd.	2,000	16,183
Tachi-S Company, Ltd.	1,900	26,102
Tachibana Eletech Company, Ltd.	300	4,260
Taihei Dengyo Kaisha, Ltd.	3,000	22,901
Taiho Kogyo Company, Ltd.	2,500	27,116
Taikisha, Ltd.	2,100	45,685
Taisei Lamick Company, Ltd.	500	11,317
Taiyo Holdings Company, Ltd.	1,300	46,046
Taiyo Yuden Company, Ltd.	7,400	86,111
Takamatsu Construction Group Company, Ltd.	1,500	30,307
Takaoka Toko Holdings Co Ltd.	700	10,167
Takara Leben Company, Ltd.	6,300	27,284
Takara Standard Company, Ltd.	7,000	50,658
Takasago International Corp.	6,000	27,152
Takasago Thermal Engineering Company, Ltd.	5,700	73,019
Take and Give Needs Company, Ltd.	200	1,621
Takeei Corp.	700	5,506
Takeuchi Manufacturing Company, Ltd.	300	12,359
Takihyo Company, Ltd.	3,000	10,295
Takiron Company, Ltd.	3,000	13,344
Takuma Company, Ltd.	6,000	39,831
Tamron Company, Ltd.	1,500	29,741
Tamura Corp.	7,000	25,043
Tatsuta Electric Wire & Cable Company, Ltd.	4,200	17,575
Tecmo Koei Holdings Company, Ltd.	2,100	30,843
Teikoku Sen-I Company, Ltd.	2,000	44,535
Tenma Corp.	1,000	13,240
The Aichi Bank, Ltd.	900	44,488
The Akita Bank, Ltd.	15,000	41,232
The Aomori Bank, Ltd.	15,000	43,418
The Awa Bank, Ltd.	5,000	26,736
The Bank of Iwate, Ltd.	1,400	60,211
The Bank of Nagoya, Ltd.	17,000	62,893
The Bank of Okinawa, Ltd.	2,100	85,560
The Bank of Saga, Ltd.	10,000	22,708
The Chiba Kogyo Bank, Ltd.	3,200	22,239
The Chukyo Bank, Ltd.	9,000	16,094
The Daiei, Inc. (I)	17,500	20,389
The Daisan Bank, Ltd.	17,000	28,298
The Daishi Bank, Ltd.	27,000	89,617
The Ehime Bank, Ltd.	13,000	27,425
The Eighteenth Bank, Ltd.	10,000	27,909

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
The Fukui Bank, Ltd.	18,000	$39,974
The Fukushima Bank, Ltd.	21,000	16,340
The Higashi-Nippon Bank, Ltd.	9,000	25,067
The Hokkoku Bank, Ltd.	5,000	16,030
The Hokuetsu Bank, Ltd.	21,000	38,048
The Hyakugo Bank, Ltd.	20,000	82,512
The Japan Steel Works, Ltd.	9,000	31,843
The Japan Wool Textile Company, Ltd.	4,000	26,271
The Kagoshima Bank, Ltd.	2,000	12,551
The Kinki Sharyo Company, Ltd.	3,000	8,162
The Kita-Nippon Bank, Ltd.	700	17,096
The Kiyo Bank, Ltd.	5,300	67,920
The Maruetsu, Inc.	3,000	13,114
The Michinoku Bank, Ltd.	14,000	26,059
The Minato Bank, Ltd.	16,000	28,275
The Nagano Bank, Ltd.	8,000	14,272
The Nippon Road Company, Ltd.	7,000	34,502
The Nippon Signal Company, Ltd.	2,700	28,366
The Ogaki Kyoritsu Bank, Ltd.	27,000	81,409
The Oita Bank, Ltd.	12,000	42,379
The Okinawa Electric Power Company, Inc.	1,300	41,139
The Pack Corp.	1,300	24,611
The San-In Godo Bank, Ltd.	8,000	60,156
The Shiga Bank, Ltd.	7,000	37,291
The Shikoku Bank, Ltd.	15,000	31,464
The Shimizu Bank, Ltd.	900	22,021
The Tochigi Bank, Ltd.	8,000	35,453
The Toho Bank, Ltd.	18,000	60,611
The Tohoku Bank, Ltd.	4,000	5,208
The Torigoe Company, Ltd.	2,300	14,742
The Tottori Bank, Ltd.	4,000	7,816
The Towa Bank, Ltd.	21,000	17,748
The Yamagata Bank, Ltd.	16,000	69,649
The Yamanashi Chuo Bank, Ltd.	13,000	52,611
The Yasuda Warehouse Company, Ltd.	1,400	12,391
Tigers Polymer Corp.	1,000	6,392
TKC Corp.	1,500	24,666
TOA Corp.	22,000	37,494
Toa Corp.	1,400	14,311
Toagosei Company, Ltd.	18,000	71,402
Tobishima Corp. (I)	7,200	16,742
TOC Company, Ltd.	5,400	30,304
Tocalo Company, Ltd.	1,300	22,305
Toda Corp.	17,000	67,048
Toda Kogyo Corp.	3,000	11,548
Toei Company, Ltd.	5,000	28,613
Toenec Corp.	3,000	14,086
Toho Company, Ltd.	3,000	11,131
Toho Holdings Company, Ltd.	3,200	46,594
Toho Zinc Company, Ltd.	10,000	33,073
Tokai Carbon Company, Ltd.	17,000	49,655
TOKAI Holdings Corp.	4,000	18,198
Tokai Rubber Industries, Ltd.	2,400	18,045
Token Corp.	810	32,681
Tokushu Tokai Paper Company, Ltd.	15,000	34,487
Tokuyama Corp.	23,000	46,372
Tokyo Dome Corp.	11,000	48,325
Tokyo Energy & Systems, Inc.	2,000	14,489
Tokyo Keiki, Inc.	5,000	11,552
Tokyo Ohka Kogyo Company, Ltd.	3,400	104,025
Tokyo Rakutenchi Company, Ltd.	2,000	8,463
Tokyo Seimitsu Company, Ltd.	2,600	52,366
Tokyo Steel Manufacturing Company, Ltd.	2,600	15,992

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Tokyo Tekko Company, Ltd.	4,000	$18,481
Tokyo Theatres Company, Inc.	9,000	10,597
Tokyo TY Financial Group, Inc. (I)	2,336	65,236
Tomato Bank, Ltd.	11,000	16,152
Tomen Devices Corp.	200	3,017
Tomoe Corp.	2,200	8,208
Tomoe Engineering Company, Ltd.	800	11,478
Tomoku Company, Ltd.	6,000	14,121
TOMONY Holdings, Inc.	15,000	64,232
Tomy Company, Ltd.	4,500	23,650
Tonami Holdings Company, Ltd.	6,000	16,031
Toppan Forms Company, Ltd.	5,600	56,208
Topre Corp.	4,300	61,592
Topy Industries, Ltd.	18,000	35,457
Toridoll Corp.	1,400	19,672
Torii Pharmaceutical Company, Ltd.	1,100	26,883
Torishima Pump Manufacturing Company, Ltd.	900	6,438
Tosei Corp.	1,300	7,450
Toshiba Machine Company, Ltd.	8,000	31,701
Toshiba Plant Systems & Services Corp.	2,000	30,935
Tosho Printing Company, Ltd.	3,000	8,148
Totetsu Kogyo Company, Ltd.	2,200	50,151
Towa Corp.	2,200	12,030
Towa Pharmaceutical Company, Ltd.	700	30,971
Toyo Corp.	2,300	19,398
Toyo Electric Manufacturing Company, Ltd.	3,000	9,871
Toyo Ink SC Holdings Company, Ltd.	15,000	73,607
Toyo Kanetsu KK	4,000	8,114
Toyo Kohan Company, Ltd.	4,000	21,224
Toyo Securities Company, Ltd.	6,000	17,149
Toyo Tanso Company, Ltd.	1,000	16,361
Toyo Wharf & Warehouse Company, Ltd.	6,000	9,917
Toyobo Company, Ltd.	32,936	44,152
TPR Company, Ltd.	1,400	35,364
Trancom Company, Ltd.	600	24,197
Transcosmos, Inc.	2,300	37,917
Trusco Nakayama Corp.	2,500	64,690
TS Tech Company, Ltd.	800	18,711
TSI Holdings Company, Ltd.	9,970	58,607
Tsubakimoto Chain Company, Ltd.	8,000	64,293
Tsugami Corp.	6,000	31,890
Tsukishima Kikai Company, Ltd.	2,000	20,754
Tsukuba Bank, Ltd.	5,700	17,270
Tsukui Corp.	600	5,113
Tsumura & Company	3,800	84,030
Tsurumi Manufacturing Company, Ltd.	1,000	15,912
Tsutsumi Jewelry Company, Ltd.	700	14,888
U-Shin, Ltd.	2,300	13,487
UACJ Corp.	19,034	48,528
Uchida Yoko Company, Ltd.	4,000	12,593
Ulvac, Inc. (I)	2,900	44,172
Uniden Corp.	9,000	16,946
Union Tool Company, Ltd.	700	15,381
Unipres Corp.	2,600	42,593
United Arrows, Ltd.	2,100	58,647
Universal Entertainment Corp.	600	8,968
UNY Group Holdings Company, Ltd.	6,000	30,544
Usen Corp. (I)	3,300	9,115
Valor Company, Ltd.	4,000	70,846
Vital KSK Holdings, Inc.	3,500	26,323
VT Holdings Company, Ltd.	1,500	5,906
Wacoal Holdings Corp.	5,000	50,474
Wacom Company, Ltd. (L)	9,300	35,908

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Wakachiku Construction Company, Ltd.	9,000	$15,428
Wakita & Company, Ltd.	2,000	18,755
Warabeya Nichiyo Company, Ltd.	900	15,141
Watabe Wedding Corp.	1,100	4,727
WATAMI Company, Ltd.	2,300	21,297
Welcia Holdings Company, Ltd.	900	26,647
West Holdings Corp.	1,300	10,830
Xebio Company, Ltd.	1,500	24,969
Yahagi Construction Company, Ltd.	2,000	15,669
Yaizu Suisankagaku Industry Company, Ltd.	1,100	9,563
YAMABIKO Corp.	600	26,001
Yamazen Corp.	3,900	27,712
Yaoko Company, Ltd.	300	17,311
Yellow Hat, Ltd.	1,000	20,449
Yodogawa Steel Works, Ltd.	10,000	37,196
Yokogawa Bridge Corp.	3,000	34,189
Yokohama Reito Company, Ltd.	4,000	26,776
Yokowo Company, Ltd.	2,000	11,254
Yomeishu Seizo Company, Ltd.	1,000	7,681
Yomiuri Land Company, Ltd.	2,000	8,280
Yondenko Corp.	3,000	11,193
Yondoshi Holdings, Inc.	1,700	26,521
Yorozu Corp.	800	13,272
Yoshinoya Holdings Conpany, Ltd.	2,100	24,164
Yuasa Trading Company, Ltd.	1,600	31,321
Yuki Gosei Kogyo Co., Ltd.	2,000	4,751
Yumeshin Holdings Company, Ltd.	2,200	13,202
Yurtec Corp.	4,000	23,247
Yusen Logistics Company, Ltd.	1,200	13,284
Yushiro Chemical Industry Company, Ltd.	1,100	15,462
Zenrin Company, Ltd.	2,100	23,988
Zensho Holdings Company, Ltd. (L)	4,900	40,238
ZERIA Pharmaceutical Company, Ltd.	2,200	36,362
		23,157,391
Jersey, Channel Islands - 0.1%
Centamin PLC	88,755	81,494
Petra Diamonds, Ltd. (I)	3,602	10,814
Phoenix Group Holdings	891	11,479
		103,787
Liechtenstein - 0.1%
Liechtensteinische Landesbank AG	1,361	54,379
Verwaltungs & Privat Bank AG	397	34,060
		88,439
Luxembourg - 0.5%
APERAM (I)	3,189	93,581
Eurofins Scientific	611	155,959
GAGFAH SA (I)	1,693	37,809
Regus PLC	59,952	193,567
		480,916
Malta - 0.1%
Unibet Group PLC	1,362	85,540
Mongolia - 0.0%
Mongolian Mining Corp. (I)	35,000	1,533
Netherlands - 2.1%
Aalberts Industries NV	9,501	280,194
Accell Group	1,666	27,400
AMG Advanced Metallurgical Group NV (I)	3,085	25,023
Amsterdam Commodities NV	1,575	36,197
Arcadis NV	6,584	197,471
ASM International NV	5,593	236,856

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Netherlands (continued)
Atrium European Real Estate, Ltd.	375	$1,856
BE Semiconductor Industries NV	1,355	30,150
Beter Bed Holding NV	1,056	21,988
BinckBank NV	4,478	38,070
Brunel International NV	2,022	33,111
Corbion NV	3,388	56,265
Delta Lloyd NV	3,118	68,566
Exact Holdings NV	467	17,623
Grontmij (I)	5,995	25,516
Heijmans NV	2,023	21,961
InnoConcepts NV (I)	10,527	0
KAS Bank NV	330	3,955
Kendrion NV	654	17,061
Koninklijke BAM Groep NV (L)	20,732	63,692
Koninklijke Ten Cate NV	2,622	59,006
Koninklijke Wessanen NV	5,830	36,911
Macintosh Retail Group NV	454	1,969
Nutreco NV	5,995	321,779
Ordina NV (I)	5,537	8,301
PostNL NV (I)	15,152	56,314
Royal Imtech NV (I)	1,467	6,776
SBM Offshore NV (I)	9,898	116,409
Sligro Food Group NV	2,169	81,791
SNS REAAL NV (I)	16,603	0
Telegraaf Media Groep NV	3,529	25,882
TKH Group NV	3,030	96,385
TNT Express NV	6,838	45,585
TomTom NV (I)	8,528	56,715
USG People NV	6,577	73,586
		2,190,364
New Zealand - 1.3%
Air New Zealand, Ltd.	49,117	94,342
Chorus, Ltd. (I)	17,681	36,717
Ebos Group, Ltd.	3,359	25,771
Fisher & Paykel Healthcare Corp., Ltd.	42,660	207,637
Freightways, Ltd.	9,567	43,231
Infratil, Ltd.	66,634	155,895
Kathmandu Holdings, Ltd.	4,554	7,663
Mainfreight, Ltd.	7,268	89,969
New Zealand Oil & Gas, Ltd.	47,702	23,446
Nuplex Industries, Ltd.	40,972	94,921
PGG Wrightson, Ltd.	8,197	2,938
Pike River Coal Company, Ltd. (I)	21,968	0
Port of Tauranga, Ltd.	5,763	75,638
Pumpkin Patch, Ltd. (I)	7,395	1,212
Ryman Healthcare, Ltd.	19,161	127,101
SKY Network Television, Ltd.	18,776	88,147
SKYCITY Entertainment Group, Ltd.	45,397	137,154
The New Zealand Refining Company, Ltd.	17,531	30,171
The Warehouse Group, Ltd.	4,936	12,004
Tower, Ltd.	12,717	21,302
Trade Me Group, Ltd.	9,703	27,559
Xero, Ltd. (I)	350	4,360
		1,307,178
Norway - 1.0%
ABG Sundal Collier Holding ASA	13,972	9,046
American Shipping ASA	1,661	8,303
Atea ASA	9,883	102,006
Austevoll Seafood ASA	7,284	45,148
Bonheur ASA	1,100	10,735
BW Offshore, Ltd.	30,800	30,893
Det Norske Oljeselskap ASA (I)	1,725	9,188

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Norway (continued)
DOF ASA (I)	1,335	$2,672
Dolphin Group ASA (I)	15,125	5,782
Ekornes ASA	207	2,648
Electromagnetic GeoServices ASA (I)	3,160	1,685
Eltek ASA	22,000	34,325
Evry ASA	946	2,015
Farstad Shipping ASA	390	2,653
Ganger Rolf ASA	700	6,732
Hexagon Composites ASA	3,589	10,939
Kongsberg Automotive ASA (I)	29,400	22,556
Kvaerner ASA	11,623	13,763
Leroy Seafood Group ASA	1,055	38,507
Nordic Semiconductor ASA (I)	15,946	100,435
Norwegian Air Shuttle AS (I)(L)	2,907	106,733
Opera Software ASA	6,623	83,735
REC Silicon ASA (I)(L)	135,975	32,077
Salmar ASA	1,677	28,548
Sevan Marine ASA	2,068	5,506
Siem Offshore, Inc.	20,000	10,780
Solstad Offshore ASA	2,340	24,627
SpareBank 1 SMN	3,890	30,395
Tomra Systems ASA	13,184	101,031
Vard Holdings, Ltd. (I)	26,000	11,742
Veidekke ASA	6,400	63,428
Wilh Wilhelmsen Holding ASA	3,110	19,150
Wilh Wilhelmsen Holding ASA, Class A	1,300	29,464
		1,007,247
Peru - 0.0%
Hochschild Mining PLC	12,022	16,467
Portugal - 0.5%
Altri SGPS SA	26,263	78,431
Banco BPI SA (I)	23,984	29,491
Mota-Engil SGPS SA	5,366	17,028
NOS SGPS	17,437	109,869
Portucel - Empresa Produtora de Pasta
e Papel SA	28,126	104,299
Redes Energeticas Nacionais SA	12,164	35,288
Semapa-Sociedade de Investimento & Gestao	5,253	63,510
Sonae SA	50,046	61,598
Teixeira Duarte SA	21,736	18,470
		517,984
Republic of Georgia - 0.0%
Bank of Georgia Holdings PLC	252	8,106
Singapore - 1.1%
ASL Marine Holdings, Ltd.	19,600	6,377
Banyan Tree Holdings, Ltd.	54,000	23,897
Biosensors International Group, Ltd.	63,000	27,749
Boustead Singapore, Ltd.	10,000	13,451
Bukit Sembawang Estates, Ltd.	16,000	60,987
Cape PLC	836	3,090
CH Offshore, Ltd.	38,000	14,644
China Aviation Oil Singapore Corp., Ltd.	14,400	7,256
China Merchants Holdings Pacific, Ltd.	50,000	36,819
Chip Eng Seng Corp., Ltd.	33,000	20,929
COSCO Corp. Singapore, Ltd.	80,000	33,796
Creative Technology, Ltd.	6,650	9,695
CSE Global, Ltd.	34,000	15,532
Ezion Holdings, Ltd.	101,000	85,313
Ezra Holdings, Ltd.	102,336	40,505
Far East Orchard, Ltd.	5,000	6,277
Food Empire Holdings, Ltd.	43,200	9,962

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Singapore (continued)
Gallant Venture, Ltd. (I)	71,000	$13,044
GMG Global, Ltd.	46,000	2,145
GuocoLeisure, Ltd.	19,000	12,778
Ho Bee Investment, Ltd.	18,000	26,311
Hong Fok Corp., Ltd.	48,000	29,760
Hong Leong Asia, Ltd.	13,000	12,718
HTL International Holdings, Ltd.	34,000	6,566
Hyflux, Ltd.	24,000	15,247
Indofood Agri Resources, Ltd.	25,000	13,606
Metro Holdings, Ltd.	31,600	21,687
Midas Holdings, Ltd.	86,000	16,166
OSIM International, Ltd.	30,000	44,627
Otto Marine, Ltd. (L)	144,000	5,073
Petra Foods, Ltd.	32,000	91,710
Rotary Engineering, Ltd.	22,000	9,565
SBS Transit, Ltd.	5,000	6,265
Sinarmas Land, Ltd.	128,000	56,182
SMRT Corp., Ltd.	31,000	36,921
Stamford Land Corp., Ltd.	59,000	24,624
SunVic Chemical Holdings, Ltd. (I)	26,000	9,382
Super Group, Ltd.	45,000	38,795
Swiber Holdings, Ltd.	20,000	4,071
Tat Hong Holdings, Ltd.	31,000	17,446
Triyards Holdings, Ltd.	5,040	1,927
United Engineers, Ltd.	38,000	83,601
United Envirotech, Ltd.	11,000	13,341
UOB-Kay Hian Holdings, Ltd.	32,345	37,040
Venture Corp., Ltd.	13,000	77,053
Wing Tai Holdings, Ltd.	21,205	26,110
Yeo Hiap Seng, Ltd.	1,104	1,440
Yongnam Holdings, Ltd.	87,000	12,401
		1,183,881
South Africa - 0.0%
Lonmin PLC (I)	2,646	7,295
Mota-Engil Africa NV (I)	471	4,080
		11,375
Spain - 1.9%
Abengoa SA	3,012	7,705
Abengoa SA, B Shares	20,456	44,952
Acciona SA	486	32,795
Acerinox SA	8,479	127,921
Adveo Group International SA	702	9,933
Almirall SA	5,019	82,824
Atresmedia Corp de Medios
de Comunicaion SA	3,644	51,192
Bolsas y Mercados Espanoles SA	5,350	207,207
Caja de Ahorros del Mediterraneo (I)	5,428	0
Cie Automotive SA	754	10,245
Construcciones & Auxiliar de Ferrocarriles SA	117	42,712
Deoleo SA (I)	11,142	5,038
Dinamia SA	1,181	11,915
Duro Felguera SA	5,568	22,504
Ebro Foods SA	6,186	102,253
Elecnor SA	2,026	20,876
Ence Energia y Celulosa SA	9,506	23,612
Faes Farma SA	18,085	37,331
Fluidra SA	3,227	11,931
Gamesa Corporacion Tecnologica SA (I)	12,762	115,201
Grupo Catalana Occidente SA	2,531	72,991
Indra Sistemas SA	7,450	72,380
Laboratorios Farmaceuticos Rovi SA	1,750	21,719
Mediaset Espana Comunicacion SA (I)	7,779	97,798

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Spain (continued)
Melia Hotels International SA	3,488	$37,260
NH Hoteles SA (I)	5,065	24,199
Obrascon Huarte Lain SA	1,426	31,820
Papeles y Cartones de Europa SA	4,499	20,708
Pescanova SA (I)	1,602	0
Promotora de Informaciones SA (I)	27,931	8,667
Prosegur Cia de Seguridad SA	5,352	30,492
Sacyr SA (I)	13,265	45,361
Tecnicas Reunidas SA	2,764	120,813
Tubacex SA	6,252	23,312
Tubos Reunidos SA	9,106	18,791
Vidrala SA	1,867	85,679
Viscofan SA	3,696	196,096
Vocento SA (I)	9,411	19,909
Zeltia SA (I)	13,550	43,601
		1,939,743
Sweden - 3.5%
AAK AB	4,167	222,166
Acando AB	6,279	10,687
AddTech AB, B Shares	6,930	92,995
AF AB, B Shares	6,380	102,589
Avanza Bank Holding AB	1,104	36,357
Axfood AB	623	37,188
Axis Communications AB	3,376	86,068
B&B Tools AB, B Shares	3,490	67,858
BE Group AB (I)	4,723	3,289
Beijer AB G&L, B Shares	2,250	36,174
Beijer Alma AB	229	5,365
Betsson AB (I)	2,976	104,519
Bilia AB, A Shares	1,720	52,078
BillerudKorsnas AB	16,111	231,050
BioGaia AB, B Shares	555	12,784
Bure Equity AB	5,458	25,065
Castellum AB	6,802	105,974
Clas Ohlson AB, B Shares	3,185	55,135
Cloetta AB, B Shares (I)	2,034	5,870
Concordia Maritime AB, B Shares	2,200	3,610
Duni AB	4,343	64,322
East Capital Explorer AB (I)	3,589	19,479
Enea AB (I)	1,999	18,205
Eniro AB (I)(L)	9,996	9,174
Fabege AB	6,102	78,341
Fagerhult AB (I)	1,365	24,032
Fastighets AB Balder, B Shares (I)	2,585	36,304
Haldex AB	3,364	43,601
Hexpol AB	1,450	136,462
HIQ International AB	3,756	19,697
Holmen AB, B Shares	4,455	151,380
Hufvudstaden AB, A Shares	638	8,279
Industrial & Financial Systems AB	1,542	47,161
Indutrade AB	1,973	78,548
Intrum Justitia AB	6,104	180,785
JM AB	8,981	284,685
KappAhl AB	2,691	14,348
Kungsleden AB	10,626	76,421
Lindab International AB (I)	6,008	50,190
Loomis AB	4,564	131,843
Mekonomen AB	2,150	56,093
Munksjo OYJ (I)	33	355
NCC AB, B Shares	1,709	53,807
Net Entertainment NE AB, B Shares	105	3,539
Net Insight AB, B Shares (I)	40,297	15,996
New Wave Group AB, B Shares	4,353	21,276

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Nibe Industrier AB, B Shares	7,047	$179,938
Nobia AB	10,144	90,622
OEM International AB, B Shares	1,799	25,436
Peab AB	14,016	98,398
Proffice AB, B Shares	6,320	16,759
Saab AB	46	1,184
SAS AB (I)(L)	13,979	26,941
SkiStar AB	222	2,477
SSAB AB, A Shares (I)	2,704	15,544
SSAB AB, B Shares (I)	7,713	39,902
Sweco AB, B Shares	3,557	48,083
Swedish Orphan Biovitrum AB (I)	4,093	41,611
TradeDoubler AB (L)	4,887	6,396
Wihlborgs Fastigheter AB	3,088	56,343
		3,570,778
Switzerland - 4.5%
AFG Arbonia-Forster Holding AG	748	18,635
Allreal Holding AG	841	116,077
Alpiq Holding AG	155	14,044
APG SGA SA	88	25,651
Ascom Holding AG	3,277	50,015
Autoneum Holding AG (I)	263	44,382
Bachem Holding AG	14	690
Bank Coop AG	1,272	54,279
Banque Cantonale Vaudoise	20	10,805
Banque Privee Edmond de Rothschild SA	1	15,392
Belimo Holding AG	21	48,993
Bell AG	9	22,134
Berner Kantonalbank	285	52,036
BKW AG	294	8,667
Bobst Group AG	632	24,419
Bossard Holding AG	578	63,189
Bucher Industries AG	547	136,412
Burckhardt Compression Holding AG	263	100,565
Burkhalter Holding AG	218	18,864
Calida Holding AG	285	10,602
Charles Voegele Holding AG (I)	998	12,677
Cicor Technologies (I)	277	9,914
Coltene Holding AG	170	10,729
Conzzeta AG	1	3,386
Daetwyler Holding AG	654	83,553
EFG International AG	4,687	54,480
Emmi AG	226	79,069
Energiedienst Holding AG	559	17,360
Ferrexpo PLC	5,662	4,698
Flughafen Zuerich AG	293	195,947
Forbo Holding AG	123	123,115
GAM Holding AG	14,176	254,856
Gategroup Holding AG (I)	846	24,141
Georg Fischer AG	493	311,049
Gurit Holding AG	22	8,521
Helvetia Holding AG	553	262,758
Huber & Suhner AG	280	13,294
Implenia AG (I)	994	57,680
Inficon Holding AG	183	56,444
Interroll Holding AG	19	10,058
Intershop Holdings	112	40,078
Kaba Holding AG	239	120,018
Kardex AG (I)	420	19,454
Komax Holding AG	339	49,042
Kudelski SA	3,337	40,450
Kuoni Reisen Holding AG	265	79,749
LEM Holding SA	42	31,196

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Logitech International SA	9,485	$128,517
Logitech International SA (L)	3,471	46,616
Luzerner Kantonalbank AG	254	89,542
Meyer Burger Technology AG (I)(L)	4,318	27,500
Micronas Semiconductor Holding AG (I)	1,836	10,458
Mobilezone Holding AG	3,318	35,212
Mobimo Holding AG (I)	463	92,600
OC Oerlikon Corp. AG (I)	1,855	23,156
Orascom Development Holding AG (I)	533	9,561
Orell Fuessli Holding AG (I)	136	12,586
Orior AG (I)	169	9,336
Panalpina Welttransport Holding AG	858	115,013
Phoenix Mecano AG	84	38,867
Rieter Holding AG (I)	251	41,440
Romande Energie Holding SA	43	43,245
Schaffner Holding AG	40	11,573
Schmolz & Bickenbach AG (I)	55,184	59,479
Schweiter Technologies AG	80	62,237
Siegfried Holding AG	210	34,278
St. Galler Kantonalbank AG	125	45,259
Straumann Holding AG	424	106,526
Swissquote Group Holding SA	328	10,308
Tamedia AG	201	25,660
Tecan Group AG	884	100,424
Temenos Group AG (I)	5,003	178,151
U-Blox AG (I)	274	37,501
Valiant Holding AG	1,178	97,509
Valora Holding AG	291	66,787
Vaudoise Assurances Holding SA	138	62,119
Vetropack Holding AG	3	4,771
Von Roll Holding AG (I)	7,878	10,671
Vontobel Holding AG	1,927	72,414
Walter Meier AG	438	17,980
Ypsomed Holding AG (I)	276	23,826
Zehnder Group AG	615	25,513
Zuger Kantonalbank	17	76,320
		4,662,522
Taiwan - 0.0%
Ya Hsin Industrial Company, Ltd. (I)	138,000	0
United Arab Emirates - 0.1%
Lamprell PLC (I)	33,134	61,966
United Kingdom - 19.8%
A.G.BARR PLC	9,000	82,431
Afren PLC (I)	55,554	40,765
African Barrick Gold, Ltd.	2,512	9,952
Alent PLC	21,230	105,585
Alizyme PLC (I)	22,479	0
Amlin PLC	23,350	173,206
Anglo Pacific Group PLC	10,171	15,889
Anite PLC	13,211	16,298
Ashmore Group PLC	2,102	9,103
Ashtead Group PLC	3,913	69,495
Aveva Group PLC	327	6,679
Balfour Beatty PLC	40,039	133,016
Barratt Developments PLC	58,104	422,888
BBA Aviation PLC	41,028	229,289
Bellway PLC	10,163	304,805
Berendsen PLC	14,469	247,307
Berkeley Group Holdings PLC	1,340	51,522
Betfair Group PLC	135	3,296
Bodycote PLC	18,155	182,243
Booker Group PLC	23,267	59,104

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Bovis Homes Group PLC	10,397	$142,379
Braemar Seascope Group PLC	1,328	8,460
Brammer PLC	8,722	46,208
Brewin Dolphin Holdings PLC	23,416	108,012
British Polythene Industries PLC	3,531	36,358
Britvic PLC	21,701	226,961
BTG PLC (I)	25,585	315,792
Cable & Wireless Communications PLC	89,055	68,453
Capital & Counties Properties PLC	4,640	26,218
Capital & Regional PLC	28,406	23,365
Carillion PLC	27,252	141,209
Charles Taylor PLC	3,000	11,607
Chemring Group PLC	15,378	57,039
Chesnara PLC	4,750	25,066
Chime Communications PLC	5,129	22,679
Cineworld Group PLC	9,204	59,354
Close Brothers Group PLC	13,584	313,900
Cobham PLC	34,727	174,332
Colt Group SA (I)	31,617	65,536
Communisis PLC	1	1
Computacenter PLC	8,533	77,959
Concentric AB	3,667	43,479
Connect Group PLC	21,090	50,340
Costain Group PLC	4,797	20,888
Cranswick PLC	6,342	136,340
CSR PLC	14,801	196,361
Daily Mail & General Trust PLC	13,178	168,473
Dairy Crest Group PLC	10,688	82,787
Darty PLC	13,940	14,864
De La Rue PLC	6,976	56,305
Debenhams PLC	91,915	107,237
Dechra Pharmaceuticals PLC	5,389	70,206
Development Securities PLC	5,560	19,124
Devro PLC	5,062	23,903
Dialight PLC	105	1,328
Dignity PLC	4,231	126,220
Diploma PLC	7,537	84,112
Dixons Carphone PLC	8,886	63,829
Domino Printing Sciences PLC	11,461	117,475
Domino’s Pizza Group PLC	9,994	109,118
Drax Group PLC	30,783	220,434
DS Smith PLC	101,349	505,405
Dunelm Group PLC	8,604	123,962
E2V Technologies PLC	2,485	6,707
Electrocomponents PLC	36,254	120,474
Elementis PLC	35,280	143,006
EnQuest PLC (I)	53,014	29,230
Enterprise Inns PLC (I)	40,990	72,314
Essentra PLC	22,013	249,541
Euromoney Institutional Investor PLC	6,085	99,301
Evraz PLC	14,266	34,098
Fenner PLC	9,083	30,393
Fidessa Group PLC	3,072	114,015
Findel PLC (I)	8,139	28,577
FirstGroup PLC (I)	88,330	145,984
Galliford Try PLC	7,331	146,500
Gem Diamonds, Ltd. (I)	12,666	34,235
Genus PLC	5,336	103,433
Go-Ahead Group PLC	2,784	106,122
Greene King PLC	18,168	210,034
Greggs PLC	7,878	89,838
Halfords Group PLC	15,547	113,451
Halma PLC	31,315	333,565

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Hardy Oil & Gas PLC (I)	5,072	$5,005
Hays PLC	90,038	202,574
Headlam Group PLC	4,631	31,628
Helical Bar PLC	8,263	49,119
Henderson Group PLC	72,524	239,785
Hikma Pharmaceuticals PLC	9,123	279,907
Hill & Smith Holdings PLC	6,401	57,618
Home Retail Group PLC	14,484	46,678
HomeServe PLC	23,941	125,423
Howden Joinery Group PLC	51,873	323,622
Hunting PLC	9,804	80,673
ICAP PLC	15,576	109,066
IG Group Holdings PLC	23,822	266,200
Imagination Technologies Group PLC (I)	16,400	57,859
Inchcape PLC	29,466	331,052
Informa PLC	13,264	96,871
Innovation Group PLC	32,953	15,318
Intermediate Capital Group PLC	39,548	282,527
International Personal Finance PLC	27,936	194,107
Interserve PLC	9,571	82,600
ITE Group PLC	16,803	41,811
Ithaca Energy, Inc. (I)	15,580	15,958
J.D. Wetherspoon PLC	8,178	104,081
James Fisher & Sons PLC	4,579	85,398
Jardine Lloyd Thompson Group PLC	10,279	143,139
Jazztel PLC (I)	19,044	287,812
JD Sports Fashion PLC	1,594	12,565
JKX Oil & Gas PLC (I)	8,683	1,619
John Menzies PLC	1,262	6,977
John Wood Group PLC	1,787	16,532
Jupiter Fund Management PLC	10,970	61,946
Kazakhmys PLC	5,608	22,377
Kcom Group PLC	52,905	73,611
Keller Group PLC	4,607	62,646
Kier Group PLC	3,106	71,791
Ladbrokes PLC	55,844	95,538
Laird PLC	26,527	127,579
Lancashire Holdings, Ltd.	13,824	120,319
Lavendon Group PLC	3,421	9,201
Lookers PLC	22,449	45,122
Low & Bonar PLC	22,280	17,251
Man Group PLC	48,511	120,713
Management Consulting Group PLC	217	53
Marshalls PLC	4,569	16,663
Marston’s PLC	31,530	70,288
McBride PLC	14,770	18,420
Mears Group PLC	8,289	48,540
Melrose Industries PLC	1,069	4,425
Michael Page International PLC	20,769	132,441
Micro Focus International PLC	19,089	321,323
Millennium & Copthorne Hotels PLC	13,381	122,719
Mitchells & Butlers PLC (I)	20,686	123,223
Mitie Group PLC	23,431	101,110
MJ Gleeson PLC	2,770	15,413
Moneysupermarket.com Group PLC	14,801	53,536
Morgan Crucible Company PLC	24,042	117,907
Morgan Sindall PLC	789	7,502
Mothercare PLC (I)	8,741	23,745
MWB Group Holdings PLC (I)	11,618	883
N. Brown Group PLC	16,271	96,997
National Express Group PLC	34,580	132,985
NCC Group, Ltd.	19,225	61,186
Northgate PLC	1,332	12,628

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Novae Group PLC	2,664	$24,648
Optos PLC (I)	3,748	14,947
Oxford Biomedica PLC (I)	57,574	4,739
Oxford Instruments PLC	2,533	49,890
Pace PLC	22,875	122,650
PayPoint PLC	4,414	61,310
Pendragon PLC	63,903	32,355
Pennon Group PLC	4,646	66,376
Petropavlovsk PLC (I)	13,086	2,999
Photo-Me International PLC	20,281	44,517
Premier Farnell PLC	29,879	81,678
Premier Foods PLC (I)	41,106	20,297
Premier Oil PLC	29,180	75,473
Punch Taverns PLC (I)	1,008	1,890
PZ Cussons PLC	16,024	76,088
QinetiQ Group PLC	56,452	164,572
Quintain Estates & Development PLC (I)	36,270	53,880
Rank Group PLC	3,844	9,671
Rathbone Brothers PLC	3,854	122,878
Redrow PLC	24,204	110,653
Renishaw PLC	2,747	83,331
Rentokil Initial PLC	67,283	126,696
Ricardo PLC	637	6,235
Rightmove PLC	7,789	271,627
RM PLC	8,752	20,658
Rotork PLC	7,111	256,152
RPC Group PLC	17,074	131,734
RPS Group PLC	17,736	57,583
Salamander Energy PLC (I)	13,282	13,447
Savills PLC	10,012	105,910
SDL PLC	7,019	45,039
Senior PLC	21,678	101,563
Shanks Group PLC	35,094	54,130
SIG PLC	25,405	68,748
Skyepharma PLC (I)	753	3,896
Soco International PLC (I)	16,636	77,664
Spectris PLC	10,418	340,233
Spirax-Sarco Engineering PLC	6,132	272,977
Spirent Communications PLC	48,511	56,919
Spirit Pub Company PLC	20,164	32,763
Sportech PLC (I)	11,390	11,122
St. Ives PLC	3,492	10,294
St. Modwen Properties PLC	14,271	85,796
Stagecoach Group PLC	24,940	143,039
SThree PLC	8,144	37,180
Stobart Group, Ltd.	1,253	2,110
Stolt-Nielsen, Ltd.	620	10,342
STV Group PLC	2,685	15,272
SuperGroup PLC (I)	11	152
Synergy Health PLC	4,425	143,496
Synthomer PLC	8,486	31,224
TalkTalk Telecom Group PLC	28,536	134,307
Ted Baker PLC	381	13,079
Telecity Group PLC	6,110	76,313
Telecom Plus PLC	773	15,143
The Restaurant Group PLC	15,717	160,220
The Unite Group PLC	9,365	67,510
The Vitec Group PLC	1,430	13,106
Thomas Cook Group PLC (I)	27,271	53,965
Thorntons PLC (I)	5,797	8,043
Tipp24 SE	349	16,543
Topps Tiles PLC	15,591	27,461
Torotrak PLC (I)	2,223	536

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Tribal Group PLC	7,453	$18,548
Trinity Mirror PLC (I)	10,984	27,821
TT Electronics PLC	14,769	23,629
Tullett Prebon PLC	16,882	74,413
UBM PLC	24,309	181,668
UK Mail Group PLC	2,825	20,859
Ultra Electronics Holdings PLC	5,588	155,877
UTV Media PLC	6,973	18,949
Vectura Group PLC (I)	29,652	58,912
Vesuvius PLC	21,699	150,075
Victrex PLC	5,831	188,155
Volex Group PLC	3,136	3,376
Vp PLC	637	6,183
W.S. Atkins PLC	8,340	176,629
WH Smith PLC	11,284	235,967
William Hill PLC	12,550	70,520
Wilmington Group PLC	8,076	27,289
Wincanton PLC (I)	7,151	18,108
Xaar PLC	1,413	8,533
Xchanging PLC	19,640	47,161
		20,428,115
United States - 0.2%
Alacer Gold Corp.	5,400	10,830
Argonaut Gold, Inc. (I)	6,900	10,868
BNK Petroleum, Inc. (I)	5,141	1,836
Boart Longyear, Ltd.	36,330	4,958
Chaparral Gold Corp. (I)	1,700	710
Kofax, Ltd. (I)	2,760	19,457
Performance Sports Group, Ltd. (I)	2,200	40,031
Sims Metal Management, Ltd.	15,252	148,965
Thompson Creek Metals Company, Inc. (I)	11,493	19,092
		256,747
TOTAL COMMON STOCKS (Cost $101,848,564)		$102,971,535
RIGHTS - 0.0%
Alliance Resources, Ltd. (Expiration Date:
01/19/2015; Strike Price: AUD 0.15) (I)	4,063	$13
Boart Longyear, Ltd. (Expiration Date:
01/19/2015; Strike Price: AUD 0.17) (I)	35,596	87
Faes Farma SA (Expiration
Date: 01/08/2015) (I)(N)	18,085	1,357
GTECH SpA (Expiration Date: 01/09/2015;
Strike Price: EUR 19.17) (I)	975	0
Intercell AG (I)(N)	3,233	0
New Times Energy Corp., Ltd. (Expiration
Date: 01/22/2015; Strike Price:
HKD 0.17) (I)	13,150	95
RPC Group PLC (Expiration Date: 01/07/2015;
Strike Price: GBP 3.20) (I)	5,691	15,568
TOTAL RIGHTS (Cost $1,460)		$17,120
SECURITIES LENDING COLLATERAL - 1.5%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	155,760	$1,558,476
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,558,594)		$1,558,476

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 0.7%
Money market funds - 0.7%
State Street Institutional Liquid Reserves
Fund, 0.0718% (Y)	698,811	698,811
TOTAL SHORT-TERM INVESTMENTS (Cost $698,811)		$698,811
Total Investments (International Small Company Trust)
(Cost $104,107,429) - 101.8%		$105,245,942
Other assets and liabilities, net - (1.8%)		(1,880,753)
TOTAL NET ASSETS - 100.0%		$103,365,189

International Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 95.2%
Belgium - 0.6%
UCB SA	74,190	$5,641,217
Brazil - 0.9%
BM&FBovespa SA	1,710,300	6,362,201
Petroleo Brasileiro SA, ADR	369,924	2,804,024
		9,166,225
Canada - 6.0%
Cenovus Energy, Inc.	580,600	11,978,810
Ensign Energy Services, Inc.	819,700	7,196,540
HudBay Minerals, Inc.	1,282,500	11,171,371
Suncor Energy, Inc.	483,500	15,356,473
Talisman Energy, Inc.	1,590,340	12,456,614
Trican Well Service, Ltd. (L)	931,800	4,467,315
		62,627,123
China - 5.5%
China Life Insurance Company, Ltd., H Shares	2,319,000	9,041,415
China Telecom Corp., Ltd., H Shares	25,170,427	14,469,900
Shanghai Pharmaceuticals Holding
Company, Ltd., H Shares	3,490,600	7,859,668
Sinopec Engineering Group Company, Ltd.,
H Shares	6,523,500	4,398,847
Sinopharm Group Company, Ltd., H Shares	1,422,000	5,012,917
Springland International Holdings, Ltd.	11,407,800	3,948,552
Trina Solar, Ltd., ADR (I)(L)	1,367,783	12,665,671
		57,396,970
Denmark - 0.4%
FLSmidth & Company A/S (L)	96,640	4,236,819
France - 10.2%
AXA SA	800,811	18,453,119
BNP Paribas SA	390,336	23,043,122
Cie de Saint-Gobain	207,940	8,808,508
Cie Generale des Etablissements Michelin	119,880	10,821,169
Sanofi	140,143	12,776,899
Societe Generale SA	86,973	3,639,835
Technip SA	222,850	13,274,624
Total SA	298,786	15,307,403
		106,124,679
Germany - 8.3%
Bayer AG	87,640	11,946,066
Deutsche Boerse AG	164,080	11,659,835
Deutsche Lufthansa AG	504,840	8,365,682
Gerresheimer AG	95,880	5,222,847

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Kloeckner & Company SE (I)	455,830	$4,880,501
Merck KGaA	113,494	10,680,730
Metro AG	213,172	6,516,176
MorphoSys AG (I)	52,640	4,903,777
Muenchener Rueckversicherungs AG	34,627	6,895,530
Siemens AG	129,551	14,536,124
		85,607,268
Hong Kong - 4.1%
China Mobile, Ltd.	718,000	8,428,336
Digital China Holdings, Ltd.	4,518,000	4,183,138
First Pacific Company, Ltd.	2,670,750	2,633,936
GCL-Poly Energy Holdings, Ltd. (I)	63,876,000	14,919,669
Kingboard Chemical Holdings, Ltd.	4,975,800	8,354,978
Kunlun Energy Company, Ltd.	3,736,000	3,540,254
		42,060,311
India - 0.6%
Jain Irrigation Systems, Ltd.	1,974,568	2,175,007
LIC Housing Finance, Ltd.	652,320	4,483,735
		6,658,742
Ireland - 0.9%
CRH PLC	366,490	8,812,423
Israel - 1.7%
Teva Pharmaceutical Industries, Ltd., ADR	300,875	17,303,321
Italy - 2.9%
Eni SpA	585,496	10,255,828
Saipem SpA (I)(L)	364,284	3,818,664
UniCredit SpA	2,526,658	16,184,792
		30,259,284
Japan - 5.0%
Canon, Inc.	120,900	3,842,655
Capcom Company, Ltd.	284,400	4,272,247
ITOCHU Corp.	1,279,460	13,658,355
Nissan Motor Company, Ltd.	1,736,900	15,148,839
Toyota Motor Corp.	244,130	15,213,533
		52,135,629
Netherlands - 6.7%
Aegon NV	1,854,132	13,935,599
Akzo Nobel NV	164,700	11,395,596
ING Groep NV (I)	726,520	9,386,390
QIAGEN NV (I)	443,890	10,339,558
Royal Dutch Shell PLC, B Shares	384,186	13,274,034
SBM Offshore NV (I)	970,990	11,419,694
		69,750,871
Norway - 0.8%
Telenor ASA	411,835	8,330,851
Russia - 0.4%
Lukoil OAO, ADR	68,678	2,633,801
Mobile Telesystems OJSC, ADR	146,249	1,050,068
		3,683,869
Singapore - 0.7%
United Overseas Bank, Ltd.	415,000	7,658,428
South Korea - 13.8%
Daewoo International Corp. (I)	205,199	5,864,035
Hana Financial Group, Inc.	783,631	22,695,739
Hyundai Mobis Company, Ltd. (I)	50,878	10,885,184
Hyundai Motor Company (I)	37,665	5,753,558
KB Financial Group, Inc., ADR	756,368	24,672,724

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
KIWOOM Securities Company, Ltd. (I)	84,364	$3,502,803
Korea Investment Holdings Company, Ltd. (I)	179,110	7,875,829
POSCO	62,318	15,697,574
Samsung Electronics Company, Ltd.	38,464	46,243,114
		143,190,560
Spain - 1.0%
Telefonica SA	718,472	10,315,476
Sweden - 0.6%
Getinge AB, B Shares	276,302	6,292,052
Switzerland - 7.2%
ABB, Ltd. (I)	357,200	7,557,687
Basilea Pharmaceutica (I)	36,130	3,321,835
Credit Suisse Group AG (I)	863,059	21,681,116
GAM Holding AG (I)	226,160	4,065,901
Lonza Group AG (I)	59,600	6,710,460
Meyer Burger Technology AG (I)(L)	481,500	3,066,477
Roche Holding AG	82,202	22,271,990
Swiss Re AG (I)	64,831	5,431,001
		74,106,467
Thailand - 0.5%
Bangkok Bank PCL	841,800	4,944,402
United Arab Emirates - 0.4%
Dragon Oil PLC	520,060	4,356,583
United Kingdom - 16.0%
Aberdeen Asset Management PLC	834,540	5,576,356
Aviva PLC	1,392,020	10,458,771
BAE Systems PLC	1,763,241	12,894,922
Barclays PLC	1,821,560	6,847,848
BP PLC	1,689,485	10,724,134
Carillion PLC	1,520,420	7,878,233
GlaxoSmithKline PLC	682,294	14,637,661
HSBC Holdings PLC	1,402,170	13,250,171
Kingfisher PLC	2,556,100	13,511,896
Marks & Spencer Group PLC	1,896,530	14,042,657
Noble Corp. PLC (L)	531,543	8,807,668
Petrofac, Ltd.	720,590	7,850,072
Serco Group PLC (L)	553,718	1,381,536
Standard Chartered PLC	565,100	8,451,576
Tesco PLC	6,394,910	18,645,639
Vodafone Group PLC	3,324,762	11,399,366
		166,358,506
United States - 0.0%
Paragon Offshore PLC (L)	105,971	293,540
TOTAL COMMON STOCKS (Cost $1,022,336,171)		$987,311,616
SECURITIES LENDING COLLATERAL - 2.4%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	2,449,694	24,510,658
TOTAL SECURITIES LENDING
COLLATERAL (Cost $24,510,822)		$24,510,658

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 4.5%
Time deposits - 4.5%
Royal Bank of Canada, 0.030%, 01/02/2015 *	$47,000,000	$47,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $47,000,000)		$47,000,000
Total Investments (International Value Trust)
(Cost $1,093,846,993) - 102.1%		$1,058,822,274
Other assets and liabilities, net - (2.1%)		(21,528,326)
TOTAL NET ASSETS - 100.0%		$1,037,293,948

Lifestyle Aggressive PS Series

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES - 81.3%
John Hancock Variable Insurance Trust (G) - 81.3%
Equity - 81.3%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	1,044,047	$17,894,970
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $17,618,824)		$17,894,970
UNAFFILIATED INVESTMENT COMPANIES - 18.8%
Exchange-traded funds - 18.8%
Financial Select Sector SPDR Fund	13,992	346,022
Vanguard Energy ETF	2,878	321,242
Vanguard FTSE Emerging Markets ETF	52,450	2,099,049
Vanguard Health Care ETF	3,024	379,784
Vanguard Information Technology ETF	6,330	661,358
Vanguard Materials ETF	1,021	109,645
Vanguard REIT ETF	2,706	219,186
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $4,049,397)		$4,136,286
Total Investments (Lifestyle Aggressive PS Series)
(Cost $21,668,221) - 100.1%		$22,031,256
Other assets and liabilities, net - (0.1%)		(11,546)
TOTAL NET ASSETS - 100.0%		$22,019,710

Lifestyle Balanced PS Series

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Equity - 50.0%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	28,902,752	$495,393,165

Lifestyle Balanced PS Series (continued)

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (continued)
Fixed income - 50.0%
Bond Trust, Series NAV (John Hancock) (A)(1)	36,220,690	$494,774,625
		990,167,790
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $975,116,859)		$990,167,790
Total Investments (Lifestyle Balanced PS Series)
(Cost $975,116,859) - 100.0%		$990,167,790
Other assets and liabilities, net - 0.0%		(54,556)
TOTAL NET ASSETS - 100.0%		$990,113,234

Lifestyle Conservative PS Series

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Equity - 19.8%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	2,271,462	$38,932,867
Fixed income - 80.2%
Bond Trust, Series NAV (John Hancock) (A)(1)	11,562,076	157,937,962
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $196,226,122)		$196,870,829
Total Investments (Lifestyle Conservative PS Series)
(Cost $196,226,122) - 100.0%		$196,870,829
Other assets and liabilities, net - 0.0%		(44,277)
TOTAL NET ASSETS - 100.0%		$196,826,552

Lifestyle Growth PS Series

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Equity - 69.8%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	78,323,987	$1,342,473,145
Fixed income - 30.2%
Bond Trust, Series NAV (John Hancock) (A)(1)	42,469,864	580,138,337
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $1,888,234,368)		$1,922,611,482
Total Investments (Lifestyle Growth PS Series)
(Cost $1,888,234,368) - 100.0%		$1,922,611,482
Other assets and liabilities, net - 0.0%		(55,987)
TOTAL NET ASSETS - 100.0%		$1,922,555,495

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Lifestyle Moderate PS Series

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Equity - 39.8%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	7,761,149	$133,026,094
Fixed income - 60.2%
Bond Trust, Series NAV (John Hancock) (A)(1)	14,722,667	201,111,626
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $330,043,181)		$334,137,720
Total Investments (Lifestyle Moderate PS Series)
(Cost $330,043,181) - 100.0%		$334,137,720
Other assets and liabilities, net - 0.0%		(45,234)
TOTAL NET ASSETS - 100.0%		$334,092,486

Mid Cap Index Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.4%
Consumer discretionary - 13.2%
Auto components - 0.3%
Gentex Corp.	74,366	$2,686,840
Automobiles - 0.2%
Thor Industries, Inc.	23,376	1,306,017
Distributors - 0.5%
LKQ Corp. (I)	153,371	4,312,793
Diversified consumer services - 1.0%
Apollo Education Group, Inc. (I)	49,218	1,678,826
DeVry Education Group, Inc.	29,427	1,396,900
Graham Holdings Company, Class B	2,246	1,939,893
Service Corp. International	104,792	2,378,778
Sotheby’s	30,950	1,336,421
		8,730,818
Hotels, restaurants and leisure - 1.5%
Brinker International, Inc.	32,144	1,886,531
Domino’s Pizza, Inc.	27,784	2,616,419
International Game Technology	126,037	2,174,138
International Speedway Corp., Class A	14,090	445,949
Life Time Fitness, Inc. (I)	18,132	1,026,634
Panera Bread Company, Class A (I)	12,961	2,265,583
The Cheesecake Factory, Inc.	23,223	1,168,349
The Wendy’s Company	138,674	1,252,226
		12,835,829
Household durables - 1.7%
Jarden Corp. (I)	90,666	4,341,088
KB Home (L)	45,864	759,049
MDC Holdings, Inc. (L)	19,686	521,088
NVR, Inc. (I)	1,964	2,504,748
Tempur Sealy International, Inc. (I)	30,701	1,685,792
Toll Brothers, Inc. (I)	82,369	2,822,786
Tupperware Brands Corp.	25,400	1,600,200
		14,234,751
Internet and catalog retail - 0.2%
HSN, Inc.	16,350	1,242,600
Leisure products - 0.8%
Brunswick Corp.	47,321	2,425,674

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Leisure products (continued)
Polaris Industries, Inc.	30,913	$4,675,282
		7,100,956
Media - 1.3%
AMC Networks, Inc., Class A (I)	30,198	1,925,726
Cinemark Holdings, Inc.	52,484	1,867,381
DreamWorks Animation
SKG, Inc., Class A (I)(L)	36,278	810,088
John Wiley & Sons, Inc., Class A	23,650	1,401,026
Live Nation Entertainment, Inc. (I)	72,772	1,900,077
Meredith Corp.	18,384	998,619
The New York Times Company, Class A	65,914	871,383
Time, Inc.	54,913	1,351,409
		11,125,709
Multiline retail - 0.2%
Big Lots, Inc.	27,059	1,082,901
J.C. Penney Company, Inc. (I)(L)	153,659	995,710
		2,078,611
Specialty retail - 4.1%
Aaron’s, Inc.	32,440	991,691
Abercrombie & Fitch Company, Class A	35,974	1,030,295
Advance Auto Parts, Inc.	36,957	5,886,511
American Eagle Outfitters, Inc. (L)	88,207	1,224,313
ANN, Inc. (I)	23,059	841,192
Ascena Retail Group, Inc. (I)	68,003	854,118
Cabela’s, Inc. (I)(L)	23,999	1,264,987
Chico’s FAS, Inc.	78,545	1,273,214
CST Brands, Inc.	39,327	1,715,050
Dick’s Sporting Goods, Inc.	49,624	2,463,832
Foot Locker, Inc.	71,855	4,036,814
Guess?, Inc.	32,216	679,113
Murphy USA, Inc. (I)	21,666	1,491,921
Office Depot, Inc. (I)	246,892	2,117,099
Rent-A-Center, Inc.	26,642	967,637
Signet Jewelers, Ltd.	40,624	5,344,900
Williams-Sonoma, Inc.	43,357	3,281,258
		35,463,945
Textiles, apparel and luxury goods - 1.4%
Carter’s, Inc.	26,788	2,338,860
Deckers Outdoor Corp. (I)	17,455	1,589,103
Hanesbrands, Inc.	50,562	5,643,730
Kate Spade & Company (I)	64,776	2,073,480
		11,645,173
		112,764,042
Consumer staples - 3.3%
Food and staples retailing - 0.3%
SUPERVALU, Inc. (I)	103,845	1,007,297
United Natural Foods, Inc. (I)	25,345	1,959,802
		2,967,099
Food products - 1.9%
Dean Foods Company	47,268	916,054
Flowers Foods, Inc.	94,253	1,808,715
Ingredion, Inc.	36,333	3,082,492
Lancaster Colony Corp.	9,784	916,174
Post Holdings, Inc. (I)(L)	22,594	946,463
The Hain Celestial Group, Inc. (I)	51,190	2,983,865
The WhiteWave Foods Company (I)	88,477	3,095,810
Tootsie Roll Industries, Inc. (L)	10,095	309,412

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
TreeHouse Foods, Inc. (I)	21,463	$1,835,730
		15,894,715
Household products - 1.1%
Church & Dwight Company, Inc.	67,703	5,335,673
Energizer Holdings, Inc.	31,413	4,038,455
		9,374,128
		28,235,942
Energy - 3.9%
Energy equipment and services - 2.0%
Atwood Oceanics, Inc.	30,161	855,668
CARBO Ceramics, Inc. (L)	9,899	396,455
Dresser-Rand Group, Inc. (I)	38,921	3,183,738
Dril-Quip, Inc. (I)	20,151	1,546,186
Helix Energy Solutions Group, Inc. (I)	49,477	1,073,651
Oceaneering International, Inc.	53,132	3,124,693
Oil States International, Inc. (I)	27,261	1,333,063
Patterson-UTI Energy, Inc.	73,662	1,222,053
Rowan Companies PLC, Class A	62,759	1,463,540
Superior Energy Services, Inc.	76,750	1,546,513
Tidewater, Inc. (L)	25,063	812,292
Unit Corp. (I)	23,244	792,620
		17,350,472
Oil, gas and consumable fuels - 1.9%
California Resources Corp. (I)	185,183	1,020,358
Energen Corp.	37,289	2,377,547
Gulfport Energy Corp. (I)	43,097	1,798,869
HollyFrontier Corp.	99,073	3,713,256
Peabody Energy Corp. (L)	136,837	1,059,118
Rosetta Resources, Inc. (I)	30,991	691,409
SM Energy Company	33,960	1,310,177
Western Refining, Inc.	36,896	1,393,931
World Fuel Services Corp.	36,435	1,709,895
WPX Energy, Inc. (I)	102,287	1,189,598
		16,264,158
		33,614,630
Financials - 22.6%
Banks - 4.6%
Associated Banc-Corp.	78,063	1,454,314
BancorpSouth, Inc.	43,091	969,978
Bank of Hawaii Corp.	22,312	1,323,325
Cathay General Bancorp	37,349	955,761
City National Corp.	24,126	1,949,622
Commerce Bancshares, Inc.	41,712	1,814,059
Cullen/Frost Bankers, Inc.	27,615	1,950,724
East West Bancorp, Inc.	72,918	2,822,656
First Horizon National Corp.	119,539	1,623,340
First Niagara Financial Group, Inc.	178,411	1,504,005
FirstMerit Corp.	83,350	1,574,482
Fulton Financial Corp.	94,660	1,169,998
Hancock Holding Company	41,264	1,266,805
International Bancshares Corp.	29,335	778,551
PacWest Bancorp	49,340	2,242,996
Prosperity Bancshares, Inc.	30,236	1,673,865
Signature Bank (I)	25,562	3,219,790
SVB Financial Group (I)	25,788	2,993,213
Synovus Financial Corp.	69,151	1,873,301
TCF Financial Corp.	84,102	1,336,381
Trustmark Corp.	33,994	834,213
Umpqua Holdings Corp.	110,925	1,886,834

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Valley National Bancorp (L)	110,755	$1,075,431
Webster Financial Corp.	45,500	1,480,115
		39,773,759
Capital markets - 1.6%
Eaton Vance Corp.	59,851	2,449,701
Federated Investors, Inc., Class B (L)	48,117	1,584,493
Janus Capital Group, Inc. (L)	74,860	1,207,492
Raymond James Financial, Inc.	63,813	3,655,847
SEI Investments Company	65,961	2,641,078
Waddell & Reed Financial, Inc., Class A	42,574	2,121,037
		13,659,648
Consumer finance - 0.3%
SLM Corp.	215,633	2,197,300
Diversified financial services - 0.6%
CBOE Holdings, Inc.	42,566	2,699,536
MSCI, Inc.	56,645	2,687,239
		5,386,775
Insurance - 4.7%
Alleghany Corp. (I)	8,147	3,776,135
American Financial Group, Inc.	37,267	2,262,852
Arthur J. Gallagher & Company	81,582	3,840,881
Aspen Insurance Holdings, Ltd.	31,377	1,373,371
Brown & Brown, Inc.	59,745	1,966,208
Everest Re Group, Ltd.	22,921	3,903,446
First American Financial Corp.	54,735	1,855,517
HCC Insurance Holdings, Inc.	48,875	2,615,790
Kemper Corp.	25,223	910,803
Mercury General Corp.	18,291	1,036,551
Old Republic International Corp.	123,981	1,813,842
Primerica, Inc.	26,826	1,455,579
Protective Life Corp.	40,099	2,792,895
Reinsurance Group of America, Inc.	34,845	3,053,119
RenaissanceRe Holdings, Ltd. (L)	19,398	1,885,874
StanCorp Financial Group, Inc.	21,256	1,484,944
The Hanover Insurance Group, Inc.	22,208	1,583,875
W.R. Berkley Corp.	51,427	2,636,148
		40,247,830
Real estate investment trusts - 9.7%
Alexandria Real Estate Equities, Inc.	36,441	3,233,774
American Campus Communities, Inc.	53,495	2,212,553
BioMed Realty Trust, Inc.	99,897	2,151,781
Camden Property Trust	43,636	3,222,082
Corporate Office Properties Trust	46,615	1,322,468
Corrections Corp. of America	59,348	2,156,706
Duke Realty Corp.	173,184	3,498,317
Equity One, Inc.	38,699	981,407
Extra Space Storage, Inc.	55,970	3,282,081
Federal Realty Investment Trust	34,431	4,595,161
Highwoods Properties, Inc.	46,109	2,041,707
Home Properties, Inc.	29,165	1,913,224
Hospitality Properties Trust	75,508	2,340,748
Kilroy Realty Corp.	42,419	2,929,880
Lamar Advertising Company, Class A	40,795	2,188,244
LaSalle Hotel Properties	56,475	2,285,543
Liberty Property Trust	75,301	2,833,577
Mack-Cali Realty Corp.	42,164	803,646
Mid-America Apartment Communities, Inc.	38,231	2,855,091
National Retail Properties, Inc.	67,098	2,641,648
Omega Healthcare Investors, Inc.	64,761	2,530,212
Potlatch Corp.	20,461	856,702

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Rayonier, Inc.	64,688	$1,807,383
Realty Income Corp.	112,726	5,378,157
Regency Centers Corp.	47,119	3,005,250
Senior Housing Properties Trust	103,802	2,295,062
SL Green Realty Corp.	48,818	5,810,318
Tanger Factory Outlet Centers	48,331	1,786,314
Taubman Centers, Inc.	32,244	2,464,086
UDR, Inc.	129,077	3,978,153
Washington Prime Group, Inc.	78,213	1,346,828
Weingarten Realty Investors	57,395	2,004,233
		82,752,336
Real estate management and development - 0.5%
Alexander & Baldwin, Inc.	22,851	897,130
Jones Lang LaSalle, Inc.	22,755	3,411,657
		4,308,787
Thrifts and mortgage finance - 0.6%
Astoria Financial Corp.	44,161	589,991
New York Community Bancorp, Inc.	224,666	3,594,656
Washington Federal, Inc.	50,162	1,111,088
		5,295,735
		193,622,170
Health care - 9.9%
Biotechnology - 0.8%
Cubist Pharmaceuticals, Inc. (I)	38,603	3,885,392
United Therapeutics Corp. (I)	24,045	3,113,587
		6,998,979
Health care equipment and supplies - 3.2%
Align Technology, Inc. (I)	36,653	2,049,269
Halyard Health, Inc. (I)(L)	23,560	1,071,273
Hill-Rom Holdings, Inc.	28,925	1,319,559
Hologic, Inc. (I)	122,727	3,281,720
IDEXX Laboratories, Inc. (I)	24,203	3,588,579
ResMed, Inc. (L)	70,654	3,960,863
Sirona Dental Systems, Inc. (I)	28,179	2,461,999
STERIS Corp. (L)	30,281	1,963,723
Teleflex, Inc.	21,078	2,420,176
The Cooper Companies, Inc.	24,490	3,969,584
Thoratec Corp. (I)	27,611	896,253
		26,982,998
Health care providers and services - 3.2%
Centene Corp. (I)	29,764	3,090,991
Community Health Systems, Inc. (I)	58,850	3,173,192
Health Net, Inc. (I)	39,355	2,106,673
Henry Schein, Inc. (I)	42,555	5,793,863
LifePoint Hospitals, Inc. (I)	23,103	1,661,337
MEDNAX, Inc. (I)	50,896	3,364,735
Omnicare, Inc.	49,663	3,621,923
Owens & Minor, Inc.	31,790	1,116,147
VCA Antech, Inc. (I)	42,493	2,072,384
WellCare Health Plans, Inc. (I)	22,122	1,815,331
		27,816,576
Health care technology - 0.2%
Allscripts Healthcare Solutions, Inc. (I)	85,366	1,090,124
HMS Holdings Corp. (I)	44,221	934,832
		2,024,956
Life sciences tools and services - 1.4%
Bio-Rad Laboratories, Inc., Class A (I)	10,536	1,270,220
Bio-Techne Corp.	18,654	1,723,630

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Charles River
Laboratories International, Inc. (I)	23,913	$1,521,823
Covance, Inc. (I)	28,733	2,983,635
Mettler-Toledo International, Inc. (I)	14,433	4,365,405
		11,864,713
Pharmaceuticals - 1.1%
Endo International PLC (I)	77,786	5,609,926
Salix Pharmaceuticals, Ltd. (I)	32,316	3,714,401
		9,324,327
		85,012,549
Industrials - 14.6%
Aerospace and defense - 1.6%
Alliant Techsystems, Inc.	16,097	1,871,276
B/E Aerospace, Inc. (I)	53,512	3,104,766
Esterline Technologies Corp. (I)	16,100	1,765,848
Exelis, Inc.	94,929	1,664,105
Huntington Ingalls Industries, Inc.	24,481	2,753,133
KLX, Inc. (I)	26,596	1,097,085
Triumph Group, Inc.	25,921	1,742,410
		13,998,623
Airlines - 0.7%
Alaska Air Group, Inc.	66,653	3,983,183
JetBlue Airways Corp. (I)	123,579	1,959,963
		5,943,146
Building products - 0.9%
AO Smith Corp.	38,121	2,150,406
Fortune Brands Home & Security, Inc.	79,880	3,616,168
Lennox International, Inc.	22,269	2,117,114
		7,883,688
Commercial services and supplies - 1.6%
Clean Harbors, Inc. (I)	27,816	1,336,559
Copart, Inc. (I)	57,846	2,110,801
Deluxe Corp.	25,103	1,562,662
Herman Miller, Inc.	29,944	881,252
HNI Corp.	22,734	1,160,798
MSA Safety, Inc.	15,838	840,839
R.R. Donnelley & Sons Company	102,231	1,717,992
Rollins, Inc.	32,326	1,069,991
Waste Connections, Inc.	62,564	2,752,190
		13,433,084
Construction and engineering - 0.5%
AECOM (I)	77,809	2,363,059
Granite Construction, Inc.	18,133	689,417
KBR, Inc.	73,205	1,240,825
		4,293,301
Electrical equipment - 0.9%
Acuity Brands, Inc.	21,965	3,076,638
Hubbell, Inc., Class B	27,414	2,928,638
Regal-Beloit Corp.	22,776	1,712,755
		7,718,031
Industrial conglomerates - 0.4%
Carlisle Companies, Inc.	32,594	2,941,283
Machinery - 4.5%
AGCO Corp.	42,338	1,913,678
CLARCOR, Inc.	25,433	1,694,855
Crane Company	24,975	1,466,033
Donaldson Company, Inc.	64,500	2,491,635

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Graco, Inc.	30,286	$2,428,331
Harsco Corp.	40,733	769,446
IDEX Corp.	40,362	3,141,778
ITT Corp.	46,173	1,868,160
Kennametal, Inc.	40,369	1,444,807
Lincoln Electric Holdings, Inc.	39,259	2,712,404
Nordson Corp.	29,898	2,330,848
Oshkosh Corp.	40,226	1,956,995
SPX Corp.	20,723	1,780,520
Terex Corp.	54,622	1,522,861
The Timken Company	37,615	1,605,408
Trinity Industries, Inc.	78,665	2,203,407
Valmont Industries, Inc. (L)	12,403	1,575,181
Wabtec Corp.	48,828	4,242,665
Woodward, Inc.	29,380	1,446,377
		38,595,389
Marine - 0.3%
Kirby Corp. (I)	29,035	2,344,286
Professional services - 1.0%
FTI Consulting, Inc. (I)	20,593	795,508
ManpowerGroup, Inc.	40,185	2,739,411
The Corporate Executive Board Company	17,004	1,233,300
Towers Watson & Company, Class A	35,393	4,005,426
		8,773,645
Road and rail - 1.5%
Con-way, Inc.	29,515	1,451,548
Genesee & Wyoming, Inc., Class A (I)	26,039	2,341,427
J.B. Hunt Transport Services, Inc.	46,771	3,940,457
Landstar System, Inc.	22,527	1,633,883
Old Dominion Freight Line, Inc. (I)	34,626	2,688,363
Werner Enterprises, Inc.	22,457	699,536
		12,755,214
Trading companies and distributors - 0.7%
GATX Corp.	22,582	1,299,368
MSC Industrial Direct Company, Inc., Class A	25,490	2,071,063
NOW, Inc. (I)(L)	53,965	1,388,519
Watsco, Inc.	13,745	1,470,715
		6,229,665
		124,909,355
Information technology - 16.9%
Communications equipment - 1.1%
ARRIS Group, Inc. (I)	66,394	2,004,435
Ciena Corp. (I)	53,717	1,042,647
InterDigital, Inc.	18,733	990,976
JDS Uniphase Corp. (I)	117,720	1,615,118
Plantronics, Inc.	21,597	1,145,073
Polycom, Inc. (I)	69,058	932,283
Riverbed Technology, Inc. (I)	78,359	1,599,307
		9,329,839
Electronic equipment, instruments and components - 3.6%
Arrow Electronics, Inc. (I)	48,900	2,830,821
Avnet, Inc.	69,692	2,998,150
Belden, Inc.	21,797	1,717,822
Cognex Corp. (I)	44,332	1,832,242
FEI Company	21,151	1,910,993
Ingram Micro, Inc., Class A (I)	79,342	2,193,013
IPG Photonics Corp. (I)(L)	17,920	1,342,566
Itron, Inc. (I)	19,782	836,581
Jabil Circuit, Inc.	97,761	2,134,123

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Keysight Technologies, Inc. (I)	84,763	$2,862,447
Knowles Corp. (I)(L)	42,866	1,009,494
National Instruments Corp.	51,463	1,599,985
Tech Data Corp. (I)	19,281	1,219,138
Trimble Navigation, Ltd. (I)	131,015	3,477,138
Vishay Intertechnology, Inc.	68,379	967,563
Zebra Technologies Corp., Class A (I)	25,910	2,005,693
		30,937,769
Internet software and services - 1.3%
AOL, Inc. (I)	39,655	1,830,871
Equinix, Inc.	27,728	6,286,769
Rackspace Hosting, Inc. (I)	60,356	2,825,264
		10,942,904
IT services - 2.8%
Acxiom Corp. (I)	38,889	788,280
Broadridge Financial Solutions, Inc.	60,799	2,807,698
Convergys Corp.	50,963	1,038,116
CoreLogic, Inc. (I)	45,164	1,426,731
DST Systems, Inc.	14,764	1,390,031
Gartner, Inc. (I)	44,495	3,746,924
Global Payments, Inc.	34,370	2,774,690
Jack Henry & Associates, Inc.	41,577	2,583,595
Leidos Holdings, Inc.	31,349	1,364,308
NeuStar, Inc., Class A (I)(L)	28,275	786,045
Science Applications International Corp.	20,384	1,009,620
VeriFone Systems, Inc. (I)	57,636	2,144,059
WEX, Inc. (I)	19,781	1,956,737
		23,816,834
Semiconductors and semiconductor equipment - 3.1%
Advanced Micro Devices, Inc. (I)(L)	323,032	862,495
Atmel Corp. (I)	210,970	1,771,093
Cree, Inc. (I)(L)	60,509	1,949,600
Cypress Semiconductor Corp. (I)(L)	75,562	1,079,025
Fairchild Semiconductor International, Inc. (I)	60,552	1,022,118
Integrated Device Technology, Inc. (I)	75,004	1,470,078
International Rectifier Corp. (I)	36,058	1,438,714
Intersil Corp., Class A	65,284	944,659
RF Micro Devices, Inc. (I)	147,019	2,439,045
Semtech Corp. (I)	33,953	936,084
Silicon Laboratories, Inc. (I)	19,820	943,828
Skyworks Solutions, Inc.	96,474	7,014,625
SunEdison, Inc. (I)	127,547	2,488,442
Teradyne, Inc.	110,363	2,184,084
		26,543,890
Software - 4.2%
ACI Worldwide, Inc. (I)	58,748	1,184,947
Advent Software, Inc.	22,350	684,804
ANSYS, Inc. (I)	46,679	3,827,678
Cadence Design Systems, Inc. (I)	147,658	2,801,072
CDK Global, Inc.	81,404	3,318,027
CommVault Systems, Inc. (I)	21,957	1,134,957
FactSet Research Systems, Inc.	19,723	2,776,012
Fair Isaac Corp.	16,205	1,171,622
Fortinet, Inc. (I)	70,196	2,152,209
Informatica Corp. (I)	54,807	2,090,065
Mentor Graphics Corp.	49,831	1,092,296
PTC, Inc. (I)	58,445	2,142,009
Rovi Corp. (I)	47,751	1,078,695
SolarWinds, Inc. (I)	33,550	1,671,797
Solera Holdings, Inc.	34,584	1,770,009

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Synopsys, Inc. (I)	79,111	$3,438,955
The Ultimate Software Group, Inc. (I)	14,412	2,115,898
Tyler Technologies, Inc. (I)	16,733	1,831,260
		36,282,312
Technology hardware, storage and peripherals - 0.8%
3D Systems Corp. (I)(L)	52,915	1,739,316
Diebold, Inc.	32,567	1,128,121
Lexmark International, Inc., Class A	31,386	1,295,300
NCR Corp. (I)	85,582	2,493,859
		6,656,596
		144,510,144
Materials - 7.1%
Chemicals - 2.9%
Albemarle Corp. (L)	39,862	2,396,902
Ashland, Inc.	32,242	3,861,302
Cabot Corp.	32,553	1,427,775
Cytec Industries, Inc.	36,743	1,696,424
Minerals Technologies, Inc.	17,392	1,207,874
NewMarket Corp.	5,418	2,186,326
Olin Corp.	39,603	901,760
PolyOne Corp.	45,864	1,738,704
RPM International, Inc.	67,785	3,437,377
Sensient Technologies Corp.	24,306	1,466,624
The Scotts Miracle-Gro Company, Class A	22,524	1,403,696
The Valspar Corp.	38,713	3,347,900
		25,072,664
Construction materials - 0.2%
Eagle Materials, Inc.	25,618	1,947,737
Containers and packaging - 2.0%
AptarGroup, Inc.	32,854	2,195,961
Bemis Company, Inc.	50,569	2,286,224
Greif, Inc., Class A	17,085	806,925
Packaging Corp. of America	49,904	3,895,007
Rock-Tenn Company, Class A	70,780	4,316,164
Silgan Holdings, Inc.	22,055	1,182,148
Sonoco Products Company	51,282	2,241,023
		16,923,452
Metals and mining - 1.7%
Carpenter Technology Corp.	26,818	1,320,787
Cliffs Natural Resources, Inc. (L)	77,214	551,308
Commercial Metals Company	59,393	967,512
Compass Minerals International, Inc.	16,919	1,469,077
Reliance Steel & Aluminum Company	39,715	2,433,338
Royal Gold, Inc.	33,221	2,082,957
Steel Dynamics, Inc.	122,203	2,412,287
TimkenSteel Corp.	19,217	711,606
United States Steel Corp. (L)	73,997	1,978,680
Worthington Industries, Inc.	25,617	770,816
		14,698,368
Paper and forest products - 0.3%
Domtar Corp.	32,765	1,317,808
Louisiana-Pacific Corp. (I)(L)	72,775	1,205,154
		2,522,962
		61,165,183
Telecommunication services - 0.2%
Wireless telecommunication services - 0.2%
Telephone & Data Systems, Inc.	49,884	1,259,571

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Utilities - 4.7%
Electric utilities - 1.7%
Cleco Corp.	30,433	$1,659,816
Great Plains Energy, Inc.	77,669	2,206,576
Hawaiian Electric Industries, Inc.	51,697	1,730,816
IDACORP, Inc.	25,339	1,677,188
OGE Energy Corp.	101,130	3,588,092
PNM Resources, Inc.	40,151	1,189,674
Westar Energy, Inc.	66,225	2,731,119
		14,783,281
Gas utilities - 1.6%
Atmos Energy Corp.	51,034	2,844,635
National Fuel Gas Company	42,761	2,973,172
ONE Gas, Inc.	26,211	1,080,417
Questar Corp.	89,332	2,258,313
UGI Corp.	87,554	3,325,301
WGL Holdings, Inc.	25,112	1,371,617
		13,853,455
Multi-utilities - 1.1%
Alliant Energy Corp.	56,296	3,739,180
Black Hills Corp.	22,502	1,193,506
MDU Resources Group, Inc.	98,831	2,322,529
Vectren Corp.	41,588	1,922,613
		9,177,828
Water utilities - 0.3%
Aqua America, Inc.	89,311	2,384,604
		40,199,168
TOTAL COMMON STOCKS (Cost $511,956,076)		$825,292,754
RIGHTS - 0.0%
Community Health Systems, Inc. (Expiration
Date: 01/27/2016) (I)(N)	137,366	3,434
TOTAL RIGHTS (Cost $8,929)		$3,434
SECURITIES LENDING COLLATERAL - 3.9%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	3,311,145	33,129,988
TOTAL SECURITIES LENDING
COLLATERAL (Cost $33,131,669)		$33,129,988
SHORT-TERM INVESTMENTS - 3.9%
Repurchase agreement - 3.9%
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $33,238,000 on 01/02/2015,
collateralized by $28,140,000 U.S. Treasury
Bonds, 3.750% due 11/15/2043 (valued at
$33,908,700, including interest)	$33,238,000	$33,238,000
TOTAL SHORT-TERM INVESTMENTS (Cost $33,238,000)		$33,238,000
Total Investments (Mid Cap Index Trust)
(Cost $578,334,674) - 104.2%		$891,664,176
Other assets and liabilities, net - (4.2%)		(35,838,791)
TOTAL NET ASSETS - 100.0%		$855,825,385

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mid Cap Stock Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 91.3%
Consumer discretionary - 24.3%
Automobiles - 2.3%
Harley-Davidson, Inc.	216,699	$14,282,631
Tesla Motors, Inc. (I)(L)	23,929	5,322,049
		19,604,680
Diversified consumer services - 0.1%
The Honest Company, Inc. (I)(R)	28,542	772,269
Hotels, restaurants and leisure - 7.0%
Chipotle Mexican Grill, Inc. (I)	22,836	15,631,470
Diamond Resorts International, Inc. (I)	486,615	13,576,559
Hilton Worldwide Holdings, Inc. (I)	369,035	9,628,123
Panera Bread Company, Class A (I)	67,249	11,755,125
Wyndham Worldwide Corp.	107,442	9,214,226
		59,805,503
Household durables - 5.3%
GoPro, Inc., Class A (I)(L)	151,941	9,605,710
Harman International Industries, Inc.	72,805	7,769,022
Jarden Corp. (I)	192,431	9,213,596
Whirlpool Corp.	92,749	17,969,191
		44,557,519
Internet and catalog retail - 3.0%
Netflix, Inc. (I)	36,869	12,594,819
TripAdvisor, Inc. (I)	57,243	4,273,762
zulily, Inc., Class A (I)(L)	361,952	8,469,677
		25,338,258
Media - 1.5%
IMAX Corp. (I)	407,916	12,604,604
Specialty retail - 2.6%
Advance Auto Parts, Inc.	89,738	14,293,469
Ross Stores, Inc.	81,922	7,721,968
		22,015,437
Textiles, apparel and luxury goods - 2.5%
Kate Spade & Company (I)	307,181	9,832,864
Samsonite International SA	2,389,480	7,081,091
Vince Holding Corp. (I)(L)	164,489	4,299,742
		21,213,697
		205,911,967
Consumer staples - 2.5%
Beverages - 1.1%
Monster Beverage Corp. (I)	84,671	9,174,103
Food and staples retailing - 1.3%
Whole Foods Market, Inc.	226,393	11,414,735
Food products - 0.1%
Diamond Foods, Inc. (I)	24,376	688,134
		21,276,972
Energy - 2.5%
Oil, gas and consumable fuels - 2.5%
Diamondback Energy, Inc. (I)	108,304	6,474,413
Energen Corp.	106,211	6,772,013
Pioneer Natural Resources Company	57,349	8,536,399
		21,782,825
		21,782,825
Financials - 6.6%
Capital markets - 2.3%
Julius Baer Group, Ltd. (I)	230,735	10,534,896

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Northern Trust Corp.	138,552	$9,338,405
		19,873,301
Diversified financial services - 0.5%
Nomad Holdings, Ltd. (I)	375,429	4,072,244
Insurance - 1.2%
Assured Guaranty, Ltd.	382,466	9,940,291
Real estate - 0.0%
WeWork Companies, Inc., Class A (I)(R)	18,198	303,018
Real estate investment trusts - 1.3%
Paramount Group, Inc. (I)	574,087	10,672,277
Real estate management and development - 1.3%
CBRE Group, Inc., Class A (I)	325,985	11,164,986
		56,026,117
Health care - 15.0%
Biotechnology - 2.6%
Alnylam Pharmaceuticals, Inc. (I)	37,590	3,646,230
Incyte Corp. (I)	75,563	5,524,411
NPS Pharmaceuticals, Inc. (I)	106,019	3,792,300
Regeneron Pharmaceuticals, Inc. (I)	22,093	9,063,653
		22,026,594
Health care equipment and supplies - 6.4%
Becton, Dickinson and Company	97,960	13,632,114
DexCom, Inc. (I)	337,422	18,575,081
HeartWare International, Inc. (I)(L)	121,103	8,892,593
Insulet Corp. (I)	280,739	12,930,838
		54,030,626
Health care providers and services - 1.1%
Envision Healthcare Holdings, Inc. (I)	266,696	9,251,684
Health care technology - 2.1%
Cerner Corp. (I)	121,342	7,845,974
Veeva Systems, Inc., Class A (I)(L)	372,934	9,849,187
		17,695,161
Pharmaceuticals - 2.8%
Actavis PLC (I)	49,504	12,742,825
Ono Pharmaceutical Company, Ltd.	130,670	11,568,932
		24,311,757
		127,315,822
Industrials - 15.9%
Aerospace and defense - 2.8%
DigitalGlobe, Inc. (I)	391,430	12,122,587
Textron, Inc.	267,286	11,255,413
		23,378,000
Airlines - 1.1%
Spirit Airlines, Inc. (I)	118,523	8,957,968
Construction and engineering - 1.6%
AECOM (I)	458,701	13,930,749
Electrical equipment - 2.9%
Acuity Brands, Inc.	88,891	12,450,962
Generac Holdings, Inc. (I)(L)	263,142	12,304,520
		24,755,482
Professional services - 2.6%
IHS, Inc., Class A (I)	107,992	12,298,129
Nielsen NV	211,973	9,481,552
		21,779,681

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Road and rail - 2.1%
Kansas City Southern	71,888	$8,772,493
Landstar System, Inc.	128,232	9,300,667
		18,073,160
Trading companies and distributors - 2.8%
Fastenal Company (L)	280,287	13,330,450
HD Supply Holdings, Inc. (I)	362,021	10,675,999
		24,006,449
		134,881,489
Information technology - 20.9%
Communications equipment - 2.7%
Arista Networks, Inc. (I)(L)	133,666	8,121,546
F5 Networks, Inc. (I)	78,881	10,291,210
Ubiquiti Networks, Inc. (L)	147,150	4,361,526
		22,774,282
Electronic equipment, instruments and components - 2.8%
Cognex Corp. (I)	287,027	11,862,826
TE Connectivity, Ltd.	189,396	11,979,297
		23,842,123
Internet software and services - 6.3%
Akamai Technologies, Inc. (I)	201,793	12,704,887
CoStar Group, Inc. (I)	43,493	7,986,620
Equinix, Inc.	40,500	9,182,565
New Relic, Inc. (I)	51,808	1,685,222
New Relic, Inc. (I)	17,900	623,636
Shutterstock, Inc. (I)	121,320	8,383,212
Yelp, Inc. (I)	128,364	7,025,362
Zillow, Inc., Class A (I)(L)	54,684	5,790,489
		53,381,993
Semiconductors and semiconductor equipment - 3.0%
First Solar, Inc. (I)	83,313	3,715,343
NXP Semiconductors NV (I)	181,467	13,864,079
Sumco Corp. (L)	150,600	2,156,005
SunEdison, Inc. (I)(L)	276,423	5,393,013
		25,128,440
Software - 6.1%
Activision Blizzard, Inc.	221,661	4,466,469
Cadence Design Systems, Inc. (I)	574,636	10,900,845
FactSet Research Systems, Inc. (L)	78,277	11,017,488
Mobileye NV (I)(L)	144,118	5,845,426
ServiceNow, Inc. (I)	34,825	2,362,876
Solera Holdings, Inc.	204,273	10,454,692
Tyler Technologies, Inc. (I)	63,081	6,903,585
		51,951,381
		177,078,219
Materials - 3.6%
Chemicals - 1.7%
Platform Specialty Products Corp. (I)	608,395	14,126,932
Construction materials - 1.9%
Eagle Materials, Inc.	85,586	6,507,104
Martin Marietta Materials, Inc.	88,124	9,721,840
		16,228,944
		30,355,876
TOTAL COMMON STOCKS (Cost $702,028,484)		$774,629,287

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES - 7.6%
Consumer discretionary - 0.2%
The Honest Company, Inc. (I)(R)	66,598	1,801,962
Financials - 0.9%
Forward Venture (I)(R)	103,425	2,927,041
Redfin Corp. (I)(R)	553,613	1,825,650
WeWork Companies, Inc., Series D1 (I)(R)	90,446	1,506,031
WeWork Companies, Inc., Series D2 (I)(R)	71,065	1,183,315
		7,442,037
Health care - 0.2%
ConforMIS, Inc. (I)(R)	203,582	1,628,656
Industrials - 0.4%
Lithium Technology Corp. (I)(R)	631,698	3,404,852
Information technology - 5.9%
Apigee Corp., Series H (I)(R)	1,073,547	3,961,388
Datalogix Holdings, Inc. (I)(R)	357,446	5,408,158
DocuSign, Inc., Series B (I)(R)	6,185	86,899
DocuSign, Inc., Series B1 (I)(R)	1,853	26,035
DocuSign, Inc., Series D (I)(R)	4,445	62,452
DocuSign, Inc., Series E (I)(R)	114,951	1,615,062
Draftkings, Inc. (I)(R)	541,740	975,827
Essence Group Holdings Corp. (I)(R)	1,459,559	2,758,567
Lookout, Inc., Series F (I)(R)	185,829	2,122,743
Nutanix, Inc. (I)(R)	148,220	1,985,629
One Kings Lane, Inc. (I)(R)	302,694	4,491,979
Pure Storage, Inc., Series F (I)(R)	211,388	3,324,267
Uber Technologies, Inc. (I)(R)	584,504	19,474,212
Veracode, Inc. (I)(R)	136,934	3,476,754
		49,769,972
TOTAL PREFERRED SECURITIES (Cost $49,702,636)		$64,047,479
WARRANTS - 0.0%
Nomad Holdings, Ltd. (Expiration Date:
04/10/2017; Strike Price: $11.50) (I)	375,400	193,331
TOTAL WARRANTS (Cost $3,754)		$193,331
SECURITIES LENDING COLLATERAL - 9.1%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	7,682,016	76,863,176
TOTAL SECURITIES LENDING
COLLATERAL (Cost $76,867,295)		$76,863,176
SHORT-TERM INVESTMENTS - 1.3%
Repurchase agreement - 1.3%
Societe Generale SA Tri-Party Repurchase
Agreement dated 12/31/2014 at 0.070% to
be repurchased at $11,100,043 on
01/02/2015, collateralized by $6,083,100
U.S. Treasury Notes, 2.250% due 1/31/2015
(valued at $6,150,462, including interest)
and $5,164,000 U.S. Treasury Bonds,
2.750% due 11/15/2042 (valued at
$5,171,563, including interest)	$11,100,000	$11,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $11,100,000)		$11,100,000
Total Investments (Mid Cap Stock Trust)
(Cost $839,702,169) - 109.3%		$926,833,273
Other assets and liabilities, net - (9.3%)		(78,518,806)
TOTAL NET ASSETS - 100.0%		$848,314,467

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mid Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 90.2%
Consumer discretionary - 10.1%
Auto components - 0.3%
Visteon Corp. (I)	22,300	$2,382,979
Diversified consumer services - 1.5%
Graham Holdings Company, Class B	3,700	3,195,727
Houghton Mifflin Harcourt Company (I)	118,500	2,454,135
Strayer Education, Inc. (I)	100,705	7,480,367
		13,130,229
Leisure products - 1.5%
Hasbro, Inc.	28,200	1,550,718
Mattel, Inc.	324,000	10,026,180
Sankyo Company, Ltd.	52,100	1,787,229
		13,364,127
Media - 3.6%
Cablevision Systems Corp., Class A (L)	616,700	12,728,688
DreamWorks Animation
SKG, Inc., Class A (I)(L)	94,200	2,103,486
News Corp., Class A (I)	614,700	9,644,643
Scholastic Corp.	127,724	4,651,708
Tribune Company, Class A (I)	61,900	3,699,763
		32,828,288
Multiline retail - 1.5%
Kohl’s Corp.	225,200	13,746,208
Specialty retail - 1.0%
Abercrombie & Fitch Company, Class A	63,500	1,818,640
American Eagle Outfitters, Inc. (L)	123,000	1,707,240
CarMax, Inc. (I)	55,100	3,668,558
The Gap, Inc.	53,900	2,269,729
		9,464,167
Textiles, apparel and luxury goods - 0.7%
Coach, Inc.	173,100	6,501,636
		91,417,634
Consumer staples - 8.3%
Food and staples retailing - 3.0%
Sysco Corp.	415,700	16,499,133
The Kroger Company	159,700	10,254,337
		26,753,470
Food products - 4.5%
Archer-Daniels-Midland Company	119,900	6,234,800
Bunge, Ltd.	203,700	18,518,367
Dean Foods Company	110,800	2,147,304
Flowers Foods, Inc.	144,900	2,780,631
Kellogg Company	71,000	4,646,240
McCormick & Company, Inc.	67,500	5,015,250
Tootsie Roll Industries, Inc. (L)	55,581	1,703,558
		41,046,150
Household products - 0.4%
The Clorox Company	35,400	3,689,034
Personal products - 0.4%
Avon Products, Inc.	373,300	3,505,287
		74,993,941
Energy - 6.7%
Energy equipment and services - 0.9%
Exterran Holdings, Inc.	170,422	5,552,349
SEACOR Holdings, Inc. (I)	33,700	2,487,397
		8,039,746

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels - 5.8%
California Resources Corp. (I)	362,000	$1,994,620
Cameco Corp.	489,300	8,029,413
CONSOL Energy, Inc.	165,847	5,607,287
Hess Corp.	64,300	4,746,626
Murphy Oil Corp.	138,200	6,981,864
Talisman Energy, Inc.	1,732,700	13,571,673
WPX Energy, Inc. (I)	1,020,200	11,864,926
		52,796,409
		60,836,155
Financials - 27.9%
Banks - 5.1%
CIT Group, Inc.	271,400	12,981,062
Commerce Bancshares, Inc.	80,110	3,483,984
First Horizon National Corp.	876,649	11,904,893
First Niagara Financial Group, Inc.	934,500	7,877,835
SunTrust Banks, Inc.	106,200	4,449,780
WestAmerica Bancorp. (L)	110,100	5,397,102
		46,094,656
Capital markets - 6.4%
E*TRADE Financial Corp. (I)	776,744	18,839,926
Lazard, Ltd., Class A	278,800	13,948,364
Legg Mason, Inc.	87,300	4,659,201
Northern Trust Corp.	296,100	19,957,140
		57,404,631
Consumer finance - 1.1%
Ally Financial, Inc. (I)	419,260	9,902,921
Diversified financial services - 1.1%
FNFV Group (I)	61,140	962,344
Groupe Bruxelles Lambert SA	11,167	952,771
PHH Corp. (I)(L)	341,400	8,179,944
		10,095,059
Insurance - 9.6%
CNA Financial Corp.	254,300	9,843,953
Enstar Group, Ltd. (I)	8,338	1,274,797
First American Financial Corp.	419,700	14,227,830
FNF Group	280,816	9,674,111
Kemper Corp.	207,054	7,476,720
Loews Corp.	98,900	4,155,778
Marsh & McLennan Companies, Inc.	298,100	17,063,244
OneBeacon Insurance Group, Ltd., Class A	100,135	1,622,187
The Progressive Corp.	241,000	6,504,590
White Mountains Insurance Group, Ltd.	19,300	12,161,123
Willis Group Holdings PLC	65,100	2,917,131
		86,921,464
Real estate investment trusts - 3.4%
AvalonBay Communities, Inc.	20,200	3,300,478
Rayonier, Inc.	381,500	10,659,110
Washington Real Estate Investment Trust	168,800	4,669,008
Weingarten Realty Investors	75,500	2,636,460
Weyerhaeuser Company	263,536	9,458,307
		30,723,363
Real estate management and development - 0.5%
The St. Joe Company (I)(L)	247,317	4,548,160
Thrifts and mortgage finance - 0.7%
Capitol Federal Financial, Inc.	474,898	6,069,196
		251,759,450

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care - 9.6%
Health care equipment and supplies - 2.1%
Haemonetics Corp. (I)	77,000	$2,881,340
Hologic, Inc. (I)	509,600	13,626,704
Thoratec Corp. (I)	60,700	1,970,322
		18,478,366
Health care providers and services - 4.0%
HealthSouth Corp.	146,070	5,617,852
Humana, Inc.	40,000	5,745,200
Quest Diagnostics, Inc.	157,600	10,568,656
Select Medical Holdings Corp.	599,888	8,638,387
Tenet Healthcare Corp. (I)	109,500	5,548,365
		36,118,460
Pharmaceuticals - 3.5%
Hospira, Inc. (I)	335,000	20,518,750
Zoetis, Inc.	260,300	11,200,709
		31,719,459
		86,316,285
Industrials - 10.3%
Aerospace and defense - 2.9%
KLX, Inc. (I)	32,900	1,357,125
Textron, Inc.	595,000	25,055,450
		26,412,575
Air freight and logistics - 2.5%
C.H. Robinson Worldwide, Inc.	205,400	15,382,406
Expeditors International of Washington, Inc.	164,900	7,356,189
		22,738,595
Airlines - 0.7%
Southwest Airlines Company	140,500	5,945,960
Commercial services and supplies - 1.3%
Cintas Corp.	155,000	12,158,200
Construction and engineering - 0.9%
KBR, Inc.	469,800	7,963,110
Machinery - 1.2%
Harsco Corp.	253,100	4,781,059
Ingersoll-Rand PLC	19,800	1,255,122
Xylem, Inc.	122,400	4,659,768
		10,695,949
Professional services - 0.8%
ManpowerGroup, Inc.	109,500	7,464,615
		93,379,004
Information technology - 4.0%
Communications equipment - 0.5%
ADTRAN, Inc.	202,200	4,407,960
Electronic equipment, instruments and components - 0.4%
AVX Corp.	235,000	3,290,000
Semiconductors and semiconductor equipment - 3.0%
Applied Materials, Inc.	561,500	13,992,580
ASML Holding NV	26,423	2,849,192
Broadcom Corp., Class A	128,900	5,585,237
Marvell Technology Group, Ltd.	335,300	4,861,850
		27,288,859
Software - 0.1%
FactSet Research Systems, Inc. (L)	6,600	928,950
		35,915,769

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Materials - 7.1%
Chemicals - 1.0%
The Scotts Miracle-Gro Company, Class A	141,200	$8,799,584
Construction materials - 1.5%
Vulcan Materials Company	202,107	13,284,493
Containers and packaging - 1.9%
MeadWestvaco Corp.	191,300	8,491,807
Packaging Corp. of America	112,600	8,788,430
		17,280,237
Metals and mining - 2.1%
Compania de Minas Buenaventura SA, ADR	287,800	2,751,368
Franco-Nevada Corp.	110,700	5,451,151
Lonmin PLC (I)(L)	1,060,745	2,924,315
Newmont Mining Corp.	428,100	8,091,090
		19,217,924
Paper and forest products - 0.6%
Louisiana-Pacific Corp. (I)(L)	325,200	5,385,312
		63,967,550
Telecommunication services - 0.7%
Wireless telecommunication services - 0.7%
Telephone & Data Systems, Inc.	263,536	6,654,284
Utilities - 5.5%
Electric utilities - 3.7%
American Electric Power Company, Inc.	127,000	7,711,440
Duke Energy Corp.	26,502	2,213,977
FirstEnergy Corp.	581,551	22,674,673
PPL Corp.	32,200	1,169,826
		33,769,916
Independent power and renewable electricity producers - 1.8%
Calpine Corp. (I)	197,200	4,364,036
NRG Energy, Inc.	426,505	11,494,310
		15,858,346
		49,628,262
TOTAL COMMON STOCKS (Cost $648,304,346)		$814,868,334
CONVERTIBLE BONDS - 0.4%
Industrials - 0.4%
UTi Worldwide, Inc. 4.500%, 03/01/2019 (S) $	3,070,000	$3,390,431
TOTAL CONVERTIBLE BONDS (Cost $3,083,543)		$3,390,431
SECURITIES LENDING COLLATERAL - 2.0%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	1,817,625	18,186,424
TOTAL SECURITIES LENDING
COLLATERAL (Cost $18,186,235)		$18,186,424
SHORT-TERM INVESTMENTS - 8.5%
Money market funds - 8.5%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	3,308,322	3,308,322

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money market funds (continued)
T. Rowe Price Reserve Investment
Fund, 0.0662% (Y)	73,756,901	$73,756,901
		77,065,223
TOTAL SHORT-TERM INVESTMENTS (Cost $77,065,223)		$77,065,223
Total Investments (Mid Value Trust)
(Cost $746,639,347) - 101.1%		$913,510,412
Other assets and liabilities, net - (1.1%)		(9,851,122)
TOTAL NET ASSETS - 100.0%		$903,659,290

Mutual Shares Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 82.6%
Consumer discretionary - 9.7%
Automobiles - 1.6%
Fiat SpA (I)	242,845	$1,965,846
General Motors Company	229,500	8,011,845
		9,977,691
Diversified consumer services - 0.1%
Cengage Learning Holdings II LP (I)	38,500	856,615
Media - 7.5%
CBS Corp., Class B	125,807	6,962,159
Comcast Corp., Special Class A (L)	31,907	1,836,726
Reed Elsevier PLC	464,607	7,936,409
Time Warner Cable, Inc.	65,800	10,005,548
Time Warner, Inc.	53,608	4,579,195
Tribune Company, Class A (I)	23,581	1,409,436
Tribune Company, Class B (I)	20,315	1,209,352
Tribune Publishing Company	13,360	305,944
Twenty-First Century Fox, Inc., Class B	322,446	11,895,033
		46,139,802
Multiline retail - 0.5%
Kohl’s Corp.	47,125	2,876,510
		59,850,618
Consumer staples - 11.0%
Beverages - 1.3%
Coca-Cola Enterprises, Inc.	23,591	1,043,194
PepsiCo, Inc.	76,966	7,277,905
		8,321,099
Food and staples retailing - 3.4%
CVS Health Corp.	59,243	5,705,693
The Kroger Company	138,642	8,902,203
Walgreens Boots Alliance, Inc.	85,324	6,501,689
		21,109,585
Household products - 0.2%
Energizer Holdings, Inc.	7,464	959,572
Personal products - 0.4%
Avon Products, Inc.	291,285	2,735,166
Tobacco - 5.7%
Altria Group, Inc.	147,801	7,282,155
British American Tobacco PLC	178,236	9,658,777
Imperial Tobacco Group PLC	145,020	6,383,709

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Tobacco (continued)
Lorillard, Inc.	137,155	$8,632,536
Philip Morris International, Inc.	38,054	3,099,498
		35,056,675
		68,182,097
Energy - 8.0%
Energy equipment and services - 1.4%
Baker Hughes, Inc.	106,327	5,961,755
Ensco PLC, Class A	22,293	667,675
Transocean, Ltd. (L)	124,780	2,287,217
		8,916,647
Oil, gas and consumable fuels - 6.6%
Anadarko Petroleum Corp.	35,560	2,933,700
Apache Corp.	108,830	6,820,376
BG Group PLC	225,991	3,024,144
BP PLC	602,823	3,826,465
CONSOL Energy, Inc.	93,718	3,168,606
Marathon Oil Corp.	219,172	6,200,376
Murphy Oil Corp.	60,600	3,061,512
Royal Dutch Shell PLC, A Shares	267,914	8,929,345
Talisman Energy, Inc.	360,620	2,823,726
		40,788,250
		49,704,897
Financials - 20.4%
Banks - 9.0%
Barclays PLC	860,510	3,234,943
CIT Group, Inc.	82,005	3,922,299
Citigroup, Inc.	129,965	7,032,406
Citizens Financial Group, Inc.	76,788	1,908,950
Columbia Banking System, Inc.	21,477	592,980
FCB Financial Holdings, Inc., Class A (I)(L)	60,504	1,490,819
Guaranty Bancorp	4,385	63,319
ING Groep NV (I)	287,988	3,720,707
JPMorgan Chase & Company	135,880	8,503,370
KB Financial Group, Inc. (I)	90,863	2,970,677
Societe Generale SA	28,275	1,183,313
SunTrust Banks, Inc.	119,100	4,990,290
The PNC Financial Services Group, Inc.	127,954	11,673,243
Wells Fargo & Company	82,900	4,544,578
		55,831,894
Capital markets - 0.4%
Credit Suisse Group AG (I)	99,484	2,499,162
Consumer finance - 0.5%
Ally Financial, Inc. (I)	122,150	2,885,183
Insurance - 8.8%
ACE, Ltd.	72,962	8,381,875
Alleghany Corp. (I)	14,644	6,787,494
American International Group, Inc.	189,535	10,615,855
MetLife, Inc.	112,580	6,089,452
The Allstate Corp.	82,856	5,820,634
White Mountains Insurance Group, Ltd.	20,381	12,842,272
Zurich Insurance Group AG (I)	13,389	4,184,093
		54,721,675
Real estate investment trusts - 0.9%
Alexander’s, Inc.	12,593	5,505,408
Real estate management and development - 0.8%
Canary Wharf Group PLC (I)	555,649	4,582,591

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
Forestar Group, Inc. (I)	39,987	$615,800
		5,198,391
		126,641,713
Health care - 11.8%
Health care equipment and supplies - 4.0%
Medtronic, Inc.	253,479	18,301,184
Stryker Corp.	67,304	6,348,786
		24,649,970
Health care providers and services - 1.1%
Cigna Corp.	70,131	7,217,181
Pharmaceuticals - 6.7%
Eli Lilly & Company	96,036	6,625,524
Hospira, Inc. (I)	99,056	6,067,180
Merck & Company, Inc.	277,230	15,743,892
Teva Pharmaceutical Industries, Ltd., ADR	227,378	13,076,509
		41,513,105
		73,380,256
Industrials - 4.0%
Aerospace and defense - 1.8%
B/E Aerospace, Inc. (I)	52,990	3,074,480
Huntington Ingalls Industries, Inc.	58,356	6,562,716
KLX, Inc. (I)	26,495	1,092,919
		10,730,115
Machinery - 1.0%
Caterpillar, Inc.	35,722	3,269,635
CNH Industrial NV	107,017	866,311
Federal Signal Corp.	140,014	2,161,816
		6,297,762
Marine - 1.2%
A.P. Moeller - Maersk A/S, Series B	3,815	7,587,845
		24,615,722
Information technology - 11.2%
Communications equipment - 1.4%
Cisco Systems, Inc.	302,960	8,426,832
IT services - 1.3%
Xerox Corp.	600,354	8,320,906
Software - 4.9%
CA, Inc.	114,909	3,498,979
Microsoft Corp.	371,826	17,271,318
Symantec Corp.	376,450	9,657,825
		30,428,122
Technology hardware, storage and peripherals - 3.6%
Apple, Inc.	114,350	12,621,953
Hewlett-Packard Company	133,133	5,342,627
Samsung Electronics Company, Ltd.	3,366	4,046,753
		22,011,333
		69,187,193
Materials - 4.0%
Containers and packaging - 0.9%
MeadWestvaco Corp.	125,743	5,581,732
Metals and mining - 1.8%
Anglo American PLC	90,941	1,682,814
Freeport-McMoRan, Inc.	224,236	5,238,153

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
ThyssenKrupp AG (I)	168,401	$4,289,820
		11,210,787
Paper and forest products - 1.3%
International Paper Company	144,295	7,731,326
		24,523,845
Telecommunication services - 1.8%
Diversified telecommunication services - 0.6%
Koninklijke KPN NV	1,151,710	3,636,349
Wireless telecommunication services - 1.2%
Vodafone Group PLC	2,213,686	7,589,902
		11,226,251
Utilities - 0.7%
Independent power and renewable electricity producers - 0.7%
NRG Energy, Inc.	169,794	4,575,948
TOTAL COMMON STOCKS (Cost $376,776,267)		$511,888,540
CORPORATE BONDS - 3.0%
Consumer discretionary - 0.7%
iHeartCommunications, Inc.
9.000%, 12/15/2019	$3,977,000	$3,917,345
Tropicana Entertainment LLC
9.625%, 12/15/2014 (H)	1,180,000	0
		3,917,345
Energy - 0.5%
NGPL PipeCo LLC
7.119%, 12/15/2017 (S)	1,287,000	1,264,478
9.625%, 06/01/2019 (S)	1,911,000	1,915,778
		3,180,256
Information technology - 1.2%
Avaya, Inc.
7.000%, 04/01/2019 (S)	1,707,000	1,664,325
10.500%, 03/01/2021 (S)	5,070,000	4,334,850
First Data Corp.
11.750%, 08/15/2021	1,233,000	1,414,868
		7,414,043
Materials - 0.1%
Walter Energy, Inc.
9.500%, 10/15/2019 (S)	792,000	601,920
Walter Energy, Inc., PIK
11.000%, 04/01/2020 (S)	660,000	214,500
		816,420
Utilities - 0.5%
Texas Competitive Electric Holdings
Company LLC
11.500%, 10/01/2020 (H)(S)	4,128,000	2,920,560
TOTAL CORPORATE BONDS (Cost $19,709,244)		$18,248,624
TERM LOANS (M) - 3.8%
Consumer discretionary - 2.4%
Caesars Entertainment
Operating Company, Inc.
5.985%, 03/01/2017	426,320	371,076
6.985%, 03/01/2017	2,033,290	1,784,212
9.750%, 01/28/2018	1,258,675	1,105,117
Cengage Learning Acquisitions, Inc.
7.000%, 03/31/2020	243,163	240,275

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) (continued)
Consumer discretionary (continued)
iHeartCommunications, Inc.
3.819%, 01/29/2016	$33,414	$32,945
6.919%, 01/30/2019	4,025,467	3,786,455
7.669%, 07/30/2019	1,293,886	1,234,583
JC Penney Corp., Inc.
6.000%, 05/22/2018	3,447,966	3,383,317
Toys R Us - Delaware, Inc.
8.250%, 10/06/2019	177,696	175,031
8.250%, 10/09/2019	143,304	141,154
9.750%, 04/24/2020	2,702,456	2,459,235
		14,713,400
Energy - 0.0%
NGPL PipeCo LLC
6.750%, 09/15/2017	104,739	100,811
Information technology - 0.5%
Avaya, Inc.
4.670%, 10/26/2017	2,544,479	2,436,868
6.500%, 03/30/2018	621,162	611,651
		3,048,519
Materials - 0.2%
Walter Energy, Inc.
7.250%, 04/02/2018	1,412,439	1,086,695
Utilities - 0.7%
Texas Competitive Electric Holdings
Company LLC
4.648%, 10/10/2017 (I)	7,466,240	4,797,059
TOTAL TERM LOANS (Cost $26,032,004)		$23,746,484
MUNICIPAL BONDS - 0.3%
Commonwealth of Puerto Rico, Series A
8.000%, 07/01/2035	$2,046,000	$1,780,020
TOTAL MUNICIPAL BONDS (Cost $1,910,479)		$1,780,020
PREFERRED SECURITIES - 0.6%
Consumer discretionary - 0.6%
Volkswagen AG	16,912	3,758,783
TOTAL PREFERRED SECURITIES (Cost $4,401,941)		$3,758,783
SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	454,077	4,543,311
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,543,431)		$4,543,311
SHORT-TERM INVESTMENTS - 5.3%
U.S. Government - 5.3%
U.S. Treasury Bill *	$3,000,000	$2,999,784
U.S. Treasury Bills
0.041%, 04/09/2015 *	2,500,000	2,499,798
0.042%, 01/02/2015 *	8,000,000	7,999,999
0.046%, 02/26/2015 *	5,000,000	4,999,845
0.048%, 02/19/2015 *	5,000,000	4,999,885
0.055%, 01/08/2015 *	2,500,000	2,499,995
0.055%, 01/22/2015 *	2,000,000	1,999,966
0.057%, 04/30/2015 *	3,000,000	2,999,607

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government (continued)
U.S. Treasury Bills (continued)
0.060%, 05/14/2015 *	$2,000,000	$1,999,652
		32,998,531
TOTAL SHORT-TERM INVESTMENTS (Cost $32,997,615)		$32,998,531
Total Investments (Mutual Shares Trust)
(Cost $466,370,981) - 96.3%		$596,964,293
Other assets and liabilities, net - 3.7%		22,786,076
TOTAL NET ASSETS - 100.0%		$619,750,369

Real Estate Securities Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.3%
Consumer discretionary - 0.3%
Household durables - 0.3%
PulteGroup, Inc.	72,394	$1,553,576
Financials - 99.0%
Real estate investment trusts - 99.0%
Diversified REITs - 7.8%
American Realty Capital Properties, Inc.	311,281	2,817,093
Lexington Realty Trust	702,460	7,713,012
Liberty Property Trust	223,794	8,421,368
Vornado Realty Trust	47,064	5,539,903
WP Carey, Inc.	153,475	10,758,598
		35,249,974
Industrial REITs - 6.0%
Prologis, Inc.	630,033	27,110,320
Office REITs - 16.6%
Alexandria Real Estate Equities, Inc.	132,578	11,764,972
Boston Properties, Inc.	140,302	18,055,464
Brandywine Realty Trust	305,026	4,874,315
Corporate Office Properties Trust	247,902	7,032,980
Digital Realty Trust, Inc.	38,163	2,530,207
Douglas Emmett, Inc.	199,599	5,668,612
DuPont Fabros Technology, Inc.	172,200	5,723,928
Hudson Pacific Properties, Inc.	192,052	5,773,083
Paramount Group, Inc. (I)	77,330	1,437,565
Parkway Properties, Inc.	77,170	1,419,156
SL Green Realty Corp.	89,769	10,684,306
		74,964,588
Residential REITs - 15.8%
American Campus Communities, Inc.	34,034	1,407,646
American Residential Properties, Inc. (I)	132,940	2,335,756
Apartment Investment & Management
Company, Class A	157,115	5,836,822
Associated Estates Realty Corp.	100,014	2,321,325
AvalonBay Communities, Inc.	132,321	21,619,928
Camden Property Trust	94,664	6,989,990
Equity Residential	147,002	10,560,624
Essex Property Trust, Inc.	75,719	15,643,545
Home Properties, Inc.	15,548	1,019,949
Post Properties, Inc.	66,452	3,905,384
		71,640,969

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Real Estate Securities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Retail REITs - 25.9%
Federal Realty Investment Trust	102,877	$13,729,964
General Growth Properties, Inc.	734,928	20,673,525
Kimco Realty Corp.	527,878	13,270,853
National Retail Properties, Inc.	292,116	11,500,607
Pennsylvania Real Estate Investment Trust	145,013	3,402,005
Regency Centers Corp.	84,072	5,362,112
Retail Properties of America, Inc., Class A	279,629	4,667,008
Simon Property Group, Inc.	191,742	34,918,136
The Macerich Company	120,193	10,025,298
		117,549,508
Specialized REITs - 26.9%
American Realty Capital Healthcare Trust, Inc.	478,501	5,694,162
Chesapeake Lodging Trust	103,021	3,833,411
CubeSmart	252,946	5,582,518
DiamondRock Hospitality Company	342,607	5,094,566
Extra Space Storage, Inc.	211,782	12,418,896
HCP, Inc.	425,992	18,756,428
Health Care REIT, Inc.	94,113	7,121,531
Healthcare Realty Trust, Inc.	250,493	6,843,469
Hospitality Properties Trust	120,907	3,748,117
Host Hotels & Resorts, Inc.	368,233	8,752,898
LTC Properties, Inc.	59,835	2,583,077
Pebblebrook Hotel Trust	119,210	5,439,552
Public Storage	38,560	7,127,816
RLJ Lodging Trust	188,256	6,312,224
Strategic Hotels & Resorts, Inc. (I)	345,091	4,565,554
Ventas, Inc.	251,082	18,002,579
		121,876,798
TOTAL COMMON STOCKS (Cost $404,178,401)		$449,945,733

SHORT-TERM INVESTMENTS - 0.2%
Repurchase agreement - 0.2%
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $770,000 on 01/02/2015,
collateralized by $785,000 U.S Treasury
Notes, 2.000% due 10/31/2021 (valued at
$788,925, including interest)	$770,000	$770,000
TOTAL SHORT-TERM INVESTMENTS (Cost $770,000)		$770,000
Total Investments (Real Estate Securities Trust)
(Cost $404,948,401) - 99.5%		$450,715,733
Other assets and liabilities, net - 0.5%		2,372,365
TOTAL NET ASSETS - 100.0%		$453,088,098

Science & Technology Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 94.7%
Consumer discretionary - 11.4%
Automobiles - 0.8%
Tesla Motors, Inc. (I)	18,210	$4,050,079
Household durables - 0.5%
iRobot Corp. (I)(L)	73,300	2,544,976
Internet and catalog retail - 8.7%
Amazon.com, Inc. (I)	66,600	20,669,310

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet and catalog retail (continued)
Coupons.com, Inc. (I)(L)	38,522	$683,766
Ctrip.com International, Ltd., ADR (I)	51,100	2,325,050
Netflix, Inc. (I)	3,000	1,024,830
The Priceline Group, Inc. (I)	10,000	11,402,100
Vipshop Holdings, Ltd., ADR (I)(L)	345,385	6,748,823
		42,853,879
Media - 1.4%
Liberty Global PLC, Series C (I)	103,900	5,019,409
Twenty-First Century Fox, Inc., Class A	46,200	1,774,311
		6,793,720
		56,242,654
Financials - 0.1%
Real estate investment trusts - 0.1%
American Tower Corp.	5,595	553,066
Health care - 3.1%
Health care equipment and supplies - 1.2%
Becton, Dickinson and Company	13,200	1,836,912
Intuitive Surgical, Inc. (I)	7,200	3,808,368
		5,645,280
Health care technology - 0.8%
Veeva Systems, Inc., Class A (I)	151,810	4,009,302
Life sciences tools and services - 0.4%
Agilent Technologies, Inc.	53,500	2,190,290
Pharmaceuticals - 0.7%
Hospira, Inc. (I)	55,600	3,405,500
		15,250,372
Industrials - 1.3%
Aerospace and defense - 0.7%
The Boeing Company	26,500	3,444,470
Electrical equipment - 0.6%
Nidec Corp.	47,200	3,048,443
		6,492,913
Information technology - 74.9%
Communications equipment - 4.8%
Alcatel-Lucent (I)	417,010	1,491,736
Alcatel-Lucent, ADR (I)(L)	205,415	729,223
Aruba Networks, Inc. (I)	80,300	1,459,854
Cisco Systems, Inc.	216,555	6,023,477
F5 Networks, Inc. (I)	27,180	3,546,039
JDS Uniphase Corp. (I)	113,100	1,551,732
Palo Alto Networks, Inc. (I)	63,870	7,828,546
QUALCOMM, Inc.	9,710	721,744
		23,352,351
Electronic equipment, instruments and components - 3.0%
CDW Corp.	84,665	2,977,668
Control4 Corp. (I)(L)	27,800	427,286
IPG Photonics Corp. (I)(L)	37,000	2,772,040
Keyence Corp.	600	267,357
Murata Manufacturing Company, Ltd.	8,500	927,528
National Instruments Corp.	60,700	1,887,163
Omron Corp.	6,400	286,307
RealD, Inc. (I)	189,900	2,240,820
Trimble Navigation, Ltd. (I)	106,700	2,831,818
		14,617,987
Internet software and services - 16.2%
Akamai Technologies, Inc. (I)	52,865	3,328,380

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Alibaba Group Holding, Ltd., ADR (I)	15,885	$1,651,087
Angie’s List, Inc. (I)(L)	144,716	901,581
Baidu, Inc., ADR (I)	50,129	11,427,908
Dealertrack Technologies, Inc. (I)	72,600	3,216,906
Dropbox, Inc. (I)(R)	7,441	142,123
Facebook, Inc., Class A (I)	202,690	15,813,874
Google, Inc., Class A (I)	17,115	9,082,246
Google, Inc., Class C (I)	10,200	5,369,280
GrubHub, Inc. (I)(L)	13,902	504,921
HomeAway, Inc. (I)	110,700	3,296,646
LinkedIn Corp., Class A (I)	24,400	5,604,924
MercadoLibre, Inc. (L)	3,200	408,544
NAVER Corp. (I)	798	511,067
NetEase, Inc., ADR	18,935	1,877,216
OPOWER, Inc. (I)(L)	3,000	42,690
Rackspace Hosting, Inc. (I)	27,076	1,267,428
SINA Corp. (I)	49,600	1,855,536
Tencent Holdings, Ltd.	429,600	6,215,849
VeriSign, Inc. (I)(L)	65,900	3,756,300
Yandex NV, Class A (I)	175,400	3,150,184
Youku Tudou, Inc., Class A (I)	10	10
		79,424,700
IT services - 5.6%
Accenture PLC, Class A	30,100	2,688,231
Alliance Data Systems Corp. (I)	9,570	2,737,499
AtoS	9,790	777,869
Cognizant Technology
Solutions Corp., Class A (I)	57,340	3,019,524
Computer Sciences Corp.	46,765	2,948,533
Fidelity National Information Services, Inc.	30,505	1,897,411
Fiserv, Inc. (I)	32,110	2,278,847
MasterCard, Inc., Class A	28,158	2,426,093
Visa, Inc., Class A	33,680	8,830,896
		27,604,903
Semiconductors and semiconductor equipment - 14.1%
Altera Corp.	150,300	5,552,082
Applied Materials, Inc.	74,400	1,854,048
ARM Holdings PLC, ADR	100,400	4,648,520
ASML Holding NV	20,000	2,156,600
Atmel Corp. (I)	309,700	2,599,932
Avago Technologies, Ltd.	80,305	8,077,880
Broadcom Corp., Class A	78,895	3,418,520
First Solar, Inc. (I)	11,400	508,383
Intel Corp.	136,735	4,962,113
Lam Research Corp.	87,845	6,969,622
Micron Technology, Inc. (I)	243,250	8,516,183
NXP Semiconductors NV (I)	59,900	4,576,360
ON Semiconductor Corp. (I)	95,400	966,402
RF Micro Devices, Inc. (I)	35,265	585,046
Semtech Corp. (I)	78,800	2,172,516
SK Hynix, Inc. (I)	28,850	1,232,917
Skyworks Solutions, Inc.	89,335	6,495,548
STR Holdings, Inc. (I)	195,300	267,561
SunPower Corp. (I)(L)	92,430	2,387,467
Taiwan Semiconductor
Manufacturing Company, Ltd.	44,000	193,841
Taiwan Semiconductor Manufacturing
Company, Ltd., ADR	42,755	956,857
		69,098,398
Software - 16.7%
Aspen Technology, Inc. (I)	16,740	586,235

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Atlassian, Inc. (I)(R)	2,771	$52,871
Atlassian, Inc., Class A (I)(R)	1,909	36,424
Atlassian, Inc., Class A Ordinary (I)(R)	9,968	190,189
Atlassian, Inc., Series 1 (I)(R)	4,864	92,805
Atlassian, Inc., Series 2 (I)(R)	13,022	248,460
Atlassian, Inc., Series A (I)(R)	9,630	183,740
Autodesk, Inc. (I)	137,486	8,257,409
Check Point Software Technologies, Ltd. (I)	63,200	4,965,624
FleetMatics Group PLC (I)(L)	27,700	983,073
Fortinet, Inc. (I)	62,510	1,916,557
Informatica Corp. (I)	38,001	1,449,168
Interactive Intelligence Group, Inc. (I)	33,000	1,580,700
Intuit, Inc.	63,030	5,810,736
Microsoft Corp.	487,805	22,658,542
Oracle Corp.	94,900	4,267,653
Red Hat, Inc. (I)	134,200	9,278,588
salesforce.com, Inc. (I)	120,650	7,155,752
ServiceNow, Inc. (I)	129,870	8,811,680
Splunk, Inc. (I)	9,465	557,962
Tableau Software, Inc., Class A (I)	37,415	3,171,295
		82,255,463
Technology hardware, storage and peripherals - 14.5%
Apple, Inc.	169,970	18,761,289
Dell, Inc. (I)	458,900	6,751,952
EMC Corp.	60,035	1,785,441
Hewlett-Packard Company	171,810	6,894,735
Lenovo Group, Ltd.	229,000	300,744
NEC Corp.	17,000	49,402
Samsung Electronics Company, Ltd.	2,080	2,500,668
SanDisk Corp.	122,260	11,979,035
Seagate Technology PLC	76,235	5,069,628
Stratasys, Ltd. (I)(L)	50,500	4,197,055
Western Digital Corp.	117,145	12,967,952
		71,257,901
		367,611,703
Telecommunication services - 3.9%
Diversified telecommunication services - 0.2%
China Unicom Hong Kong, Ltd.	876,000	1,171,704
Wireless telecommunication services - 3.7%
SBA Communications Corp., Class A (I)	23,095	2,558,002
SoftBank Corp.	151,000	8,988,011
T-Mobile US, Inc. (I)	237,400	6,395,556
		17,941,569
		19,113,273
TOTAL COMMON STOCKS (Cost $399,993,710)		$465,263,981
PREFERRED SECURITIES - 0.6%
Consumer discretionary - 0.1%
Internet and catalog retail - 0.1%
Flipkart Limited, Series G (I)(R)	3,152	377,484
Information technology - 0.5%
Internet software and services - 0.4%
Dropbox, Inc., Series A (I)(R)	9,241	176,503
Dropbox, Inc., Series A1 (I)(R)	89,006	1,700,015
Software - 0.1%
Cloudera, Inc., Series F (I)(R)	21,227	656,339
		2,532,857
TOTAL PREFERRED SECURITIES (Cost $1,575,596)		$2,910,341

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value
SECURITIES LENDING COLLATERAL - 3.3%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	1,602,167	16,030,644
TOTAL SECURITIES LENDING
COLLATERAL (Cost $16,031,078)		$16,030,644
SHORT-TERM INVESTMENTS - 5.0%
Money market funds - 3.4%
T.Rowe Price Prime Reserve
Fund, 0.0662% (Y)	$15,519,307	$15,519,307
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	1,105,621	1,105,621
		16,624,928
Repurchase agreement - 1.6%
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $7,930,000 on 01/02/2015,
collateralized by $8,050,000 U.S. Treasury
Notes, 2.000% due 10/31/2021 (valued at
$8,090,250, including interest)	7,930,000	7,930,000
TOTAL SHORT-TERM INVESTMENTS (Cost $24,554,928)		$24,554,928
Total Investments (Science & Technology Trust)
(Cost $442,155,312) - 103.6%		$508,759,894
Other assets and liabilities, net - (3.6%)		(17,767,091)
TOTAL NET ASSETS - 100.0%		$490,992,803

Small Cap Growth Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 93.7%
Consumer discretionary - 14.2%
Auto components - 0.5%
Gentherm, Inc. (I)	65,206	$2,387,843
Hotels, restaurants and leisure - 5.0%
Bloomin’ Brands, Inc. (I)	81,877	2,027,275
Buffalo Wild Wings, Inc. (I)	23,547	4,247,408
Diamond Resorts International, Inc. (I)	295,786	8,252,429
Panera Bread Company, Class A (I)	37,740	6,596,952
Red Robin Gourmet Burgers, Inc. (I)	51,745	3,983,071
		25,107,135
Household durables - 0.5%
Standard Pacific Corp. (I)	329,819	2,404,381
Internet and catalog retail - 1.8%
HSN, Inc.	69,709	5,297,884
zulily, Inc., Class A (I)(L)	159,928	3,742,315
		9,040,199
Media - 2.1%
IMAX Corp. (I)	241,519	7,462,937
Markit, Ltd. (I)	113,170	2,991,083
		10,454,020
Multiline retail - 0.8%
Tuesday Morning Corp. (I)	182,967	3,970,384
Specialty retail - 0.8%
CST Brands, Inc.	99,042	4,319,222

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods - 2.7%
Kate Spade & Company (I)	143,588	$4,596,252
Samsonite International SA	1,026,300	3,041,383
Skechers U.S.A., Inc., Class A (I)	43,747	2,417,022
Vince Holding Corp. (I)	132,151	3,454,427
		13,509,084
		71,192,268
Consumer staples - 1.4%
Food products - 0.7%
Diamond Foods, Inc. (I)	8,670	244,754
SunOpta, Inc. (I)	269,795	3,197,071
		3,441,825
Household products - 0.7%
Spectrum Brands Holdings, Inc.	37,579	3,595,559
		7,037,384
Energy - 1.7%
Energy equipment and services - 0.2%
RPC, Inc.	76,800	1,001,472
Oil, gas and consumable fuels - 1.5%
Diamondback Energy, Inc. (I)	70,399	4,208,452
RSP Permian, Inc. (I)(L)	128,274	3,224,808
		8,434,732
Financials - 7.8%
Banks - 1.3%
PacWest Bancorp	138,618	6,301,574
Capital markets - 2.3%
Financial Engines, Inc. (L)	61,717	2,255,756
HFF, Inc., Class A	174,525	6,268,938
WisdomTree Investments, Inc. (L)	190,599	2,987,639
		11,512,333
Diversified financial services - 0.3%
WL Ross Holding Corp. (I)	152,100	1,744,587
Insurance - 0.7%
Assured Guaranty, Ltd.	135,021	3,509,196
Real estate investment trusts - 2.0%
Paramount Group, Inc. (I)	306,610	5,699,880
Pebblebrook Hotel Trust	89,547	4,086,030
		9,785,910
Real estate management and development - 1.2%
Kennedy-Wilson Holdings, Inc.	240,830	6,092,999
		38,946,599
Health care - 17.6%
Biotechnology - 7.2%
Agios Pharmaceuticals, Inc. (I)(L)	25,070	2,808,843
Alnylam Pharmaceuticals, Inc. (I)	35,796	3,472,212
Anacor Pharmaceuticals, Inc. (I)	121,134	3,906,572
BioCryst Pharmaceuticals, Inc. (I)(L)	265,743	3,231,435
Cepheid, Inc. (I)	46,224	2,502,567
Ironwood Pharmaceuticals, Inc. (I)	158,095	2,422,015
NPS Pharmaceuticals, Inc. (I)	149,909	5,362,245
Portola Pharmaceuticals, Inc. (I)	141,845	4,017,050
PTC Therapeutics, Inc. (I)	71,876	3,721,021
TESARO, Inc. (I)(L)	126,749	4,713,795
		36,157,755
Health care equipment and supplies - 4.8%
DexCom, Inc. (I)	156,628	8,622,371

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Endologix, Inc. (I)	182,750	$2,794,248
HeartWare International, Inc. (I)	75,414	5,537,650
Insulet Corp. (I)	148,954	6,860,821
		23,815,090
Health care providers and services - 3.6%
Acadia Healthcare Company, Inc. (I)	112,533	6,888,145
Envision Healthcare Holdings, Inc. (I)	185,699	6,441,898
ExamWorks Group, Inc. (I)	118,672	4,935,568
		18,265,611
Health care technology - 1.3%
Veeva Systems, Inc., Class A (I)	251,068	6,630,706
Pharmaceuticals - 0.7%
Aerie Pharmaceuticals, Inc. (I)	72,847	2,126,404
Intersect ENT, Inc. (I)(L)	61,700	1,144,535
		3,270,939
		88,140,101
Industrials - 22.0%
Aerospace and defense - 4.7%
Astronics Corp. (I)	73,620	4,071,922
DigitalGlobe, Inc. (I)	200,694	6,215,493
Moog, Inc., Class A (I)	45,790	3,389,834
Orbital Sciences Corp. (I)	211,267	5,680,970
Teledyne Technologies, Inc. (I)	43,131	4,431,279
		23,789,498
Airlines - 0.9%
Spirit Airlines, Inc. (I)	59,665	4,509,481
Building products - 1.2%
Masonite International Corp. (I)	93,995	5,776,933
Construction and engineering - 1.0%
AECOM (I)	169,978	5,162,232
Electrical equipment - 2.9%
Acuity Brands, Inc.	61,497	8,613,885
Generac Holdings, Inc. (L)	125,380	5,862,769
		14,476,654
Machinery - 2.0%
Altra Industrial Motion Corp.	188,527	5,352,282
Watts Water Technologies, Inc., Class A	74,394	4,719,555
		10,071,837
Professional services - 2.9%
Trinet Group, Inc. (I)	210,892	6,596,702
TrueBlue, Inc. (I)	156,556	3,483,371
WageWorks, Inc. (I)	70,405	4,546,051
		14,626,124
Road and rail - 3.8%
Landstar System, Inc.	83,506	6,056,690
Old Dominion Freight Line, Inc. (I)	73,642	5,717,565
Swift Transportation Company (I)	260,841	7,467,878
		19,242,133
Trading companies and distributors - 2.6%
Applied Industrial Technologies, Inc.	122,329	5,576,979
HD Supply Holdings, Inc. (I)	245,950	7,253,066
		12,830,045
		110,484,937

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Information technology - 24.7%
Communications equipment - 1.0%
Arista Networks, Inc. (I)(L)	42,222	$2,565,409
Ubiquiti Networks, Inc. (L)	80,215	2,377,573
		4,942,982
Electronic equipment, instruments and components - 1.3%
Cognex Corp. (I)	160,851	6,647,972
Internet software and services - 9.2%
Constant Contact, Inc. (I)	177,822	6,526,067
CoStar Group, Inc. (I)	31,462	5,777,367
Dealertrack Technologies, Inc. (I)	78,329	3,470,758
Demandware, Inc. (I)	61,044	3,512,472
Envestnet, Inc. (I)	62,283	3,060,587
Marketo, Inc. (I)(L)	157,129	5,141,261
New Relic, Inc. (I)	14,000	487,760
Shutterstock, Inc. (I)	74,493	5,147,466
TrueCar, Inc. (I)(L)	231,137	5,293,037
Yelp, Inc. (I)	71,352	3,905,095
Zillow, Inc., Class A (I)(L)	34,615	3,665,382
		45,987,252
IT services - 5.4%
Heartland Payment Systems, Inc.	97,509	5,260,611
MAXIMUS, Inc.	72,227	3,960,929
Virtusa Corp. (I)	168,505	7,021,603
WEX, Inc. (I)	49,962	4,942,241
WNS Holdings, Ltd., ADR (I)	268,390	5,544,937
		26,730,321
Semiconductors and semiconductor equipment - 2.8%
Freescale Semiconductor, Ltd. (I)(L)	118,467	2,988,922
Power Integrations, Inc.	87,547	4,529,682
SunEdison, Inc. (I)(L)	193,148	3,768,317
SunPower Corp. (I)(L)	109,676	2,832,931
		14,119,852
Software - 4.3%
FleetMatics Group PLC (I)(L)	107,185	3,803,996
HubSpot, Inc. (I)(L)	57,302	1,925,920
Telogis, Inc. (I)(R)	473,646	558,902
Tyler Technologies, Inc. (I)	69,369	7,591,743
Verint Systems, Inc. (I)	134,323	7,828,344
		21,708,905
Technology hardware, storage and peripherals - 0.7%
Nimble Storage, Inc. (I)(L)	132,788	3,651,670
		123,788,954
Materials - 4.3%
Chemicals - 1.4%
Platform Specialty Products Corp. (I)	302,896	7,033,245
Construction materials - 1.6%
Eagle Materials, Inc.	32,349	2,459,494
Headwaters, Inc. (I)	376,525	5,644,110
		8,103,604
Containers and packaging - 1.3%
Graphic Packaging Holding Company (I)	495,800	6,752,796
		21,889,645
TOTAL COMMON STOCKS (Cost $410,894,514)		$469,914,620
PREFERRED SECURITIES - 5.1%
Information technology - 5.1%
Apigee Corp., Series H (I)(R)	628,505	2,319,183

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Information technology (continued)
Cloudera, Inc., Series F (I)(R)	79,228	$2,449,730
DocuSign, Inc., Series B (I)(R)	2,936	41,251
DocuSign, Inc., Series B1 (I)(R)	880	12,364
DocuSign, Inc., Series D (I)(R)	2,110	29,646
DocuSign, Inc., Series E (I)(R)	54,573	766,751
Mobileye (I)	333,270	13,361,440
Nutanix, Inc. (I)(R)	87,010	1,165,629
Pure Storage, Inc., Series F (I)(R)	88,922	1,398,378
Telogis, Inc. (I)(R)	645,027	2,006,034
Veracode, Inc. (I)(R)	65,609	1,665,813
		25,216,219
TOTAL PREFERRED SECURITIES (Cost $11,298,601)		$25,216,219
SECURITIES LENDING COLLATERAL - 9.1%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	4,548,003	45,505,495
TOTAL SECURITIES LENDING
COLLATERAL (Cost $45,508,170)		$45,505,495
SHORT-TERM INVESTMENTS - 0.9%
Repurchase agreement - 0.9%
Societe Generale SA Tri-Party Repurchase
Agreement dated 12/31/2014 at 0.070% to
be repurchased at $4,600,018 on
01/02/2015, collateralized by $4,685,200
U.S. Treasury Bonds, 2.750% due
11/15/2042 (valued at $4,692,061,
including interest)	$4,600,000	$4,600,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,600,000)		$4,600,000
Total Investments (Small Cap Growth Trust)
(Cost $472,301,285) - 108.8%		$545,236,334
Other assets and liabilities, net - (8.8%)		(43,880,616)
TOTAL NET ASSETS - 100.0%		$501,355,718

Small Cap Index Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 97.5%
Consumer discretionary - 13.4%
Auto components - 1.1%
American Axle &
Manufacturing Holdings, Inc. (I)	16,951	$382,923
Cooper Tire & Rubber Company	15,385	533,061
Cooper-Standard Holding, Inc. (I)	3,455	199,975
Dana Holding Corp.	39,989	869,360
Dorman Products, Inc. (I)	6,768	326,691
Drew Industries, Inc. (I)	5,948	303,764
Federal-Mogul Holdings Corp. (I)	7,288	117,264
Fox Factory Holding Corp. (I)	2,751	44,649
Fuel Systems Solutions, Inc. (I)	4,952	54,175
Gentherm, Inc. (I)	8,840	323,721
Modine Manufacturing Company (I)	11,907	161,935
Motorcar Parts of America, Inc. (I)	4,376	136,050
Remy International, Inc. (L)	3,561	74,496
Shiloh Industries, Inc. (I)	2,568	40,395
Spartan Motors, Inc.	8,640	45,446

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Standard Motor Products, Inc.	4,959	$189,037
Stoneridge, Inc. (I)	7,541	96,977
Strattec Security Corp.	867	71,597
Superior Industries International, Inc.	5,894	116,642
Tenneco, Inc. (I)	15,095	854,528
Tower International, Inc. (I)	5,175	132,221
		5,074,907
Automobiles - 0.0%
Winnebago Industries, Inc.	6,889	149,905
Distributors - 0.3%
Core-Mark Holding Company, Inc.	5,760	356,717
Pool Corp.	11,274	715,223
VOXX International Corp. (I)	6,081	53,270
Weyco Group, Inc.	1,601	47,502
		1,172,712
Diversified consumer services - 1.0%
2U, Inc. (I)	2,514	49,425
American Public Education, Inc. (I)	4,399	162,191
Ascent Capital Group, Inc., Class A (I)	3,637	192,506
Bridgepoint Education, Inc. (I)	4,191	47,442
Bright Horizons Family Solutions, Inc. (I)	7,530	353,985
Capella Education Company	2,726	209,793
Career Education Corp. (I)	17,224	119,879
Carriage Services, Inc.	3,912	81,956
Chegg, Inc. (I)(L)	19,819	136,949
Collectors Universe, Inc.	1,723	35,942
Education Management Corp. (I)	5,432	896
Grand Canyon Education, Inc. (I)	11,601	541,303
Houghton Mifflin Harcourt Company (I)	27,019	559,563
ITT Educational Services, Inc. (I)(L)	6,422	61,715
K12, Inc. (I)	8,595	102,023
Liberty Tax, Inc. (I)	956	34,167
LifeLock, Inc. (I)	20,213	374,143
Regis Corp. (I)	11,067	185,483
Sotheby’s	15,274	659,531
Steiner Leisure, Ltd. (I)	3,668	169,498
Strayer Education, Inc. (I)	2,707	201,076
Universal Technical Institute, Inc.	5,855	57,613
Weight Watchers International, Inc. (I)(L)	6,887	171,073
		4,508,152
Hotels, restaurants and leisure - 3.1%
Belmond, Ltd., Class A (I)	24,212	299,502
Biglari Holdings, Inc. (I)	433	172,988
BJ’s Restaurants, Inc. (I)	5,930	297,745
Bloomin’ Brands, Inc. (I)	19,352	479,156
Bob Evans Farms, Inc.	6,189	316,753
Boyd Gaming Corp. (I)	19,346	247,242
Bravo Brio Restaurant Group, Inc. (I)	5,801	80,692
Buffalo Wild Wings, Inc. (I)	4,704	848,508
Caesars Acquisition Company, Class A (I)(L)	11,487	118,431
Caesars Entertainment Corp. (I)(L)	12,917	202,668
Carrols Restaurant Group, Inc. (I)	10,611	80,962
Churchill Downs, Inc.	3,368	320,970
Chuy’s Holdings, Inc. (I)	4,314	84,856
Clubcorp Holdings, Inc.	5,497	98,561
Cracker Barrel Old Country Store, Inc.	4,610	648,904
Del Frisco’s Restaurant Group, Inc. (I)	5,953	141,324
Denny’s Corp. (I)	21,896	225,748
Diamond Resorts International, Inc. (I)	8,890	248,031
DineEquity, Inc.	4,170	432,179
El Pollo Loco Holdings, Inc. (I)	1,823	36,405

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Fiesta Restaurant Group, Inc. (I)	6,712	$408,090
International Speedway Corp., Class A	6,981	220,949
Interval Leisure Group, Inc.	9,859	205,955
Intrawest Resorts Holdings, Inc. (I)	4,084	48,763
Isle of Capri Casinos, Inc. (I)	6,977	58,397
Jack in the Box, Inc.	9,826	785,687
Jamba, Inc. (I)	4,741	71,542
Krispy Kreme Doughnuts, Inc. (I)	16,353	322,808
La Quinta Holdings, Inc. (I)	11,095	244,756
Life Time Fitness, Inc. (I)	10,146	574,467
Marriott Vacations Worldwide Corp.	6,498	484,361
Monarch Casino & Resort, Inc. (I)	2,399	39,799
Morgans Hotel Group Company (I)	9,349	73,296
Nathan’s Famous, Inc. (I)	788	63,040
Noodles & Company (I)	2,819	74,281
Papa John’s International, Inc.	7,671	428,042
Penn National Gaming, Inc. (I)	19,598	269,081
Pinnacle Entertainment, Inc. (I)(L)	14,942	332,460
Popeyes Louisiana Kitchen, Inc. (I)	5,956	335,144
Potbelly Corp. (I)	4,573	58,855
Red Robin Gourmet Burgers, Inc. (I)	3,585	275,955
Ruby Tuesday, Inc. (I)	15,363	105,083
Ruth’s Hospitality Group, Inc.	9,045	135,675
Scientific Games Corp., Class A (I)(L)	12,718	161,900
Sonic Corp.	13,616	370,764
Speedway Motorsports, Inc.	2,929	64,057
Texas Roadhouse, Inc.	17,464	589,585
The Cheesecake Factory, Inc.	12,395	623,592
The Marcus Corp.	4,506	83,406
Vail Resorts, Inc.	8,960	816,525
Zoe’s Kitchen, Inc. (I)(L)	1,411	42,203
		13,750,143
Household durables - 1.1%
Beazer Homes USA, Inc. (I)	6,776	131,183
Cavco Industries, Inc. (I)	2,242	177,723
CSS Industries, Inc.	2,442	67,497
Ethan Allen Interiors, Inc.	6,369	197,248
Flexsteel Industries, Inc.	1,189	38,345
Helen of Troy, Ltd. (I)	7,094	461,536
Hovnanian Enterprises, Inc., Class A (I)(L)	29,620	122,331
Installed Building Products, Inc. (I)	2,384	42,483
iRobot Corp. (I)(L)	7,412	257,345
KB Home (L)	20,988	347,351
La-Z-Boy, Inc.	13,120	352,141
LGI Homes, Inc. (I)(L)	3,579	53,399
Libbey, Inc. (I)	5,436	170,908
Lifetime Brands, Inc.	2,513	43,224
M/I Homes, Inc. (I)	6,107	140,217
MDC Holdings, Inc.	9,781	258,903
Meritage Homes Corp. (I)	9,801	352,738
NACCO Industries, Inc., Class A	1,216	72,182
Skullcandy, Inc. (I)	5,834	53,614
Standard Pacific Corp. (I)	36,267	264,386
The Ryland Group, Inc.	11,761	453,504
TRI Pointe Homes, Inc. (I)	36,746	560,377
Universal Electronics, Inc. (I)	3,990	259,470
WCI Communities, Inc. (I)	3,045	59,621
William Lyon Homes, Class A (I)	4,327	87,708
		5,025,434
Internet and catalog retail - 0.5%
1-800-Flowers.com, Inc., Class A (I)	6,947	57,243
Blue Nile, Inc. (I)	3,038	109,398

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet and catalog retail (continued)
Coupons.com, Inc. (I)(L)	3,111	$55,220
EVINE Live, Inc. (I)	12,038	79,330
FTD Companies, Inc. (I)	4,754	165,534
HSN, Inc.	8,149	619,324
Lands’ End, Inc. (I)(L)	4,101	221,290
Nutrisystem, Inc.	7,158	139,939
Orbitz Worldwide, Inc. (I)	12,866	105,887
Overstock.com, Inc. (I)	2,908	70,577
PetMed Express, Inc. (L)	5,055	72,640
RetailMeNot, Inc. (I)	7,771	113,612
Shutterfly, Inc. (I)	9,664	402,940
		2,212,934
Leisure products - 0.5%
Arctic Cat, Inc.	3,238	114,949
Black Diamond, Inc. (I)	6,705	58,669
Brunswick Corp.	22,977	1,177,801
Callaway Golf Company	19,179	147,678
Escalade, Inc.	2,652	40,019
JAKKS Pacific, Inc. (I)(L)	5,489	37,325
Johnson Outdoors, Inc., Class A	1,452	45,302
LeapFrog Enterprises, Inc. (I)	16,399	77,403
Malibu Boats, Inc., Class A (I)	2,518	48,522
Nautilus, Inc. (I)	7,822	118,738
Smith & Wesson Holding Corp. (I)(L)	13,944	132,050
Sturm Ruger & Company, Inc. (L)	4,867	168,544
		2,167,000
Media - 1.4%
AH Belo Corp., Class A	5,057	52,492
AMC Entertainment Holdings, Inc., Class A	5,330	139,539
Carmike Cinemas, Inc. (I)	6,067	159,380
Central European Media
Enterprises, Ltd., Class A (I)(L)	22,504	72,238
Cumulus Media, Inc., Class A (I)	38,397	162,419
Daily Journal Corp. (I)	271	71,276
Dex Media, Inc. (I)(L)	3,692	33,117
Entercom Communications Corp., Class A (I)	6,190	75,270
Entravision Communications Corp., Class A	15,111	97,919
Eros International PLC (I)	5,581	118,094
Global Eagle Entertainment, Inc. (I)	9,947	135,379
Gray Television, Inc. (I)	12,754	142,845
Harte-Hanks, Inc.	12,054	93,298
Journal Communications, Inc., Class A (I)	11,229	128,347
Lee Enterprises, Inc. (I)(L)	16,541	60,871
Loral Space & Communications, Inc. (I)	3,268	257,224
MDC Partners, Inc., Class A	10,618	241,241
Media General, Inc. (I)(L)	13,660	228,532
Meredith Corp.	8,991	488,391
National CineMedia, Inc.	15,381	221,025
New Media Investment Group, Inc.	8,743	206,597
Nexstar Broadcasting Group, Inc., Class A	7,727	400,181
Reading International, Inc., Class A (I)	4,699	62,309
Rentrak Corp. (I)	2,462	179,283
Saga Communications, Inc., Class A	905	39,349
Scholastic Corp.	6,670	242,921
SFX Entertainment, Inc. (I)(L)	13,727	62,183
Sinclair Broadcast Group, Inc., Class A (L)	17,210	470,866
Sizmek, Inc. (I)	7,639	47,820
The EW Scripps Company, Class A (I)	7,921	177,034
The McClatchy Company, Class A (I)	16,682	55,384
The New York Times Company, Class A	34,670	458,337
Time, Inc.	27,406	674,462

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
World Wrestling
Entertainment, Inc., Class A (L)	7,572	$93,438
		6,149,061
Multiline retail - 0.2%
Burlington Stores, Inc. (I)	7,187	339,658
Fred’s, Inc., Class A	9,363	163,010
Tuesday Morning Corp. (I)	10,907	236,682
		739,350
Specialty retail - 3.2%
Aeropostale, Inc. (I)(L)	23,439	54,378
America’s Car-Mart, Inc. (I)	1,948	103,984
American Eagle Outfitters, Inc. (L)	48,721	676,247
ANN, Inc. (I)	11,733	428,020
Asbury Automotive Group, Inc. (I)	7,596	576,688
Barnes & Noble, Inc. (I)	10,284	238,794
Big 5 Sporting Goods Corp.	5,028	73,560
Brown Shoe Company, Inc.	10,940	351,721
Build-A-Bear Workshop, Inc. (I)	2,987	60,039
Christopher & Banks Corp. (I)	10,496	59,932
Citi Trends, Inc. (I)	4,075	102,894
Conn’s, Inc. (I)(L)	6,991	130,662
Destination Maternity Corp.	4,215	67,229
Destination XL Group, Inc. (I)	11,469	62,621
Express, Inc. (I)	21,172	311,017
Five Below, Inc. (I)(L)	13,605	555,492
Francesca’s Holdings Corp. (I)	10,864	181,429
Genesco, Inc. (I)	6,006	460,180
Group 1 Automotive, Inc.	6,015	539,064
Guess?, Inc.	15,403	324,695
Haverty Furniture Companies, Inc.	5,068	111,547
Hibbett Sports, Inc. (I)(L)	6,495	314,553
Kirkland’s, Inc. (I)	3,730	88,177
Lithia Motors, Inc., Class A	5,722	496,040
Lumber Liquidators Holdings, Inc. (I)(L)	6,877	456,014
MarineMax, Inc. (I)	6,224	124,791
Mattress Firm Holding Corp. (I)(L)	3,703	215,070
Monro Muffler Brake, Inc.	7,900	456,620
Office Depot, Inc. (I)	134,072	1,149,667
Outerwall, Inc. (I)(L)	5,074	381,666
Pier 1 Imports, Inc.	23,698	364,949
Rent-A-Center, Inc.	13,095	475,610
Restoration Hardware Holdings, Inc. (I)(L)	7,766	745,614
Sears Hometown and Outlet Stores, Inc. (I)	3,662	48,155
Select Comfort Corp. (I)	13,585	367,203
Shoe Carnival, Inc.	4,000	102,760
Sonic Automotive, Inc., Class A	10,064	272,131
Stage Stores, Inc.	7,936	164,275
Stein Mart, Inc.	6,923	101,214
Systemax, Inc. (I)	2,832	38,232
The Buckle, Inc. (L)	7,111	373,470
The Cato Corp., Class A	6,855	289,144
The Children’s Place Retail Stores, Inc.	5,552	316,464
The Container Store Group, Inc. (I)	4,327	82,776
The Finish Line, Inc., Class A	12,135	295,002
The Men’s Wearhouse, Inc.	12,014	530,418
The Pep Boys - Manny, Moe & Jack (I)	13,205	129,673
Tile Shop Holdings, Inc. (I)(L)	7,666	68,074
Vitamin Shoppe, Inc. (I)	7,717	374,892
West Marine, Inc. (I)	4,385	56,654
Winmark Corp.	588	51,109
Zumiez, Inc. (I)	5,263	203,310
		14,603,920

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods - 1.0%
Columbia Sportswear Company	6,782	$302,070
Crocs, Inc. (I)	21,942	274,056
Culp, Inc.	2,191	47,501
G-III Apparel Group, Ltd. (I)	4,808	485,656
Iconix Brand Group, Inc. (I)	11,474	387,706
Movado Group, Inc.	4,567	129,566
Oxford Industries, Inc.	3,643	201,130
Perry Ellis International, Inc. (I)	3,048	79,035
Quiksilver, Inc. (I)(L)	38,260	84,555
Sequential Brands Group, Inc. (I)(L)	4,609	60,240
Skechers U.S.A., Inc., Class A (I)	9,586	529,627
Steven Madden, Ltd. (I)	14,605	464,877
Tumi Holdings, Inc. (I)	12,698	301,324
Unifi, Inc. (I)	3,639	108,187
Vera Bradley, Inc. (I)	5,434	110,745
Vince Holding Corp. (I)	2,809	73,427
Wolverine World Wide, Inc.	25,422	749,186
		4,388,888
		59,942,406
Consumer staples - 3.2%
Beverages - 0.2%
Coca-Cola Bottling Company Consolidated	1,190	104,756
Craft Brew Alliance, Inc. (I)	3,077	41,047
National Beverage Corp. (I)	2,887	65,304
The Boston Beer
Company, Inc., Class A (I)(L)	2,034	588,924
		800,031
Food and staples retailing - 1.0%
Casey’s General Stores, Inc.	9,581	865,356
Ingles Markets, Inc., Class A	3,334	123,658
Natural Grocers by
Vitamin Cottage, Inc. (I)(L)	2,390	67,326
PriceSmart, Inc.	4,696	428,369
SpartanNash Company	9,505	248,461
SUPERVALU, Inc. (I)	50,829	493,041
The Andersons, Inc.	7,068	375,594
The Chefs’ Warehouse, Inc. (I)	5,137	118,356
The Fresh Market, Inc. (I)	10,741	442,529
The Pantry, Inc. (I)	5,888	218,209
United Natural Foods, Inc. (I)	12,346	954,654
Village Super Market, Inc., Class A	1,980	54,193
Weis Markets, Inc.	2,736	130,836
		4,520,582
Food products - 1.5%
B&G Foods, Inc.	13,441	401,886
Boulder Brands, Inc. (I)	15,686	173,487
Cal-Maine Foods, Inc. (L)	7,776	303,497
Calavo Growers, Inc.	3,398	160,725
Chiquita Brands International, Inc. (I)	11,857	171,452
Darling International, Inc. (I)	41,261	749,300
Dean Foods Company	23,440	454,267
Diamond Foods, Inc. (I)	5,671	160,092
Farmer Brothers Company (I)	1,870	55,072
Fresh Del Monte Produce, Inc. (L)	9,040	303,292
Inventure Foods, Inc. (I)	4,202	53,533
J&J Snack Foods Corp.	3,729	405,603
John B. Sanfilippo & Son, Inc.	2,073	94,322
Lancaster Colony Corp.	4,490	420,444
Limoneira Company (L)	3,056	76,339
Omega Protein Corp. (I)	5,747	60,746
Post Holdings, Inc. (I)	11,022	461,712

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Sanderson Farms, Inc. (L)	5,656	$475,245
Seaboard Corp. (I)	71	298,054
Seneca Foods Corp., Class A (I)	2,025	54,736
Snyder’s-Lance, Inc.	11,868	362,567
Tootsie Roll Industries, Inc. (L)	4,688	143,687
TreeHouse Foods, Inc. (I)	10,413	890,624
		6,730,682
Household products - 0.2%
Central Garden & Pet Company, Class A (I)	10,815	103,283
Harbinger Group, Inc. (I)	20,800	294,528
Oil-Dri Corp. of America	1,219	39,776
Orchids Paper Products Company	2,018	58,744
WD-40 Company	3,767	320,496
		816,827
Personal products - 0.2%
Elizabeth Arden, Inc. (I)(L)	6,765	144,703
IGI Laboratories, Inc. (I)	8,263	72,714
Inter Parfums, Inc.	4,204	115,400
Medifast, Inc. (I)	3,344	112,191
Nature’s Sunshine Products, Inc.	3,002	44,490
Nutraceutical International Corp. (I)	2,157	46,505
Revlon, Inc., Class A (I)	2,842	97,083
USANA Health Sciences, Inc. (I)	1,503	154,193
		787,279
Tobacco - 0.1%
Alliance One International, Inc. (I)	32,738	51,726
Universal Corp. (L)	5,826	256,227
Vector Group, Ltd. (L)	17,254	367,683
		675,636
		14,331,037
Energy - 3.4%
Energy equipment and services - 1.2%
Basic Energy Services, Inc. (I)	9,602	67,310
Bristow Group, Inc.	8,913	586,386
C&J Energy Services, Inc. (I)	11,543	152,483
CARBO Ceramics, Inc. (L)	4,947	198,127
CHC Group, Ltd. (I)	10,413	33,530
Era Group, Inc. (I)	5,048	106,765
Exterran Holdings, Inc.	14,680	478,274
Forum Energy Technologies, Inc. (I)	14,934	309,582
Geospace Technologies Corp. (I)	3,494	92,591
Gulf Island Fabrication, Inc.	4,248	82,369
Gulfmark Offshore, Inc., Class A (L)	6,752	164,884
Helix Energy Solutions Group, Inc. (I)	26,457	574,117
Hercules Offshore, Inc. (I)(L)	51,277	51,277
Hornbeck Offshore Services, Inc. (I)	9,089	226,952
ION Geophysical Corp. (I)	34,620	95,205
Key Energy Services, Inc. (I)	40,621	67,837
Matrix Service Company (I)	6,559	146,397
McDermott International, Inc. (I)	59,558	173,314
Natural Gas Services Group, Inc. (I)	3,612	83,220
Newpark Resources, Inc. (I)	21,255	202,773
Nordic American Offshore, Ltd. (L)	5,382	66,091
Parker Drilling Company (I)	34,372	105,522
PHI, Inc. (I)	3,154	117,960
Pioneer Energy Services Corp. (I)	17,412	96,462
RigNet, Inc. (I)	2,967	121,736
SEACOR Holdings, Inc. (I)	5,159	380,786
Tesco Corp.	8,794	112,739
TETRA Technologies, Inc. (I)	21,043	140,567

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
U.S. Silica Holdings, Inc. (L)	13,478	$346,250
Vantage Drilling Company (I)	70,479	34,450
Willbros Group, Inc. (I)	12,170	76,306
		5,492,262
Oil, gas and consumable fuels - 2.2%
Abraxas Petroleum Corp. (I)	26,010	76,469
Alon USA Energy, Inc.	6,437	81,557
Alpha Natural Resources, Inc. (I)(L)	59,849	99,948
Approach Resources, Inc. (I)(L)	11,205	71,600
Arch Coal, Inc. (L)	56,184	100,008
Ardmore Shipping Corp. (L)	5,991	71,712
Bill Barrett Corp. (I)	13,531	154,118
Bonanza Creek Energy, Inc. (I)	8,465	203,160
Callon Petroleum Company (I)	15,668	85,391
Carrizo Oil & Gas, Inc. (I)	11,408	474,573
Clayton Williams Energy, Inc. (I)	1,588	101,314
Clean Energy Fuels Corp. (I)(L)	19,254	96,174
Cloud Peak Energy, Inc. (I)	15,296	140,417
Comstock Resources, Inc. (L)	13,654	92,984
Contango Oil & Gas Company (I)	4,405	128,802
Delek US Holdings, Inc.	14,880	405,926
DHT Holdings, Inc.	22,917	167,523
Diamondback Energy, Inc. (I)	10,505	627,989
Eclipse Resources Corp. (I)(L)	8,029	56,444
Energy XXI, Ltd. (L)	26,583	86,661
Evolution Petroleum Corp.	7,253	53,890
EXCO Resources, Inc. (L)	41,123	89,237
GasLog, Ltd. (L)	10,577	215,242
Gastar Exploration, Inc. (I)	20,982	50,567
Goodrich Petroleum Corp. (I)(L)	11,170	49,595
Green Plains, Inc.	9,344	231,544
Halcon Resources Corp. (I)(L)	68,579	122,071
Magnum Hunter Resources Corp. (I)(L)	52,207	163,930
Matador Resources Company (I)	18,383	371,888
Navios Maritime Acquisition Corp. (L)	22,716	82,459
Nordic American Tankers, Ltd. (L)	22,533	226,907
Northern Oil and Gas, Inc. (I)(L)	16,746	94,615
Pacific Ethanol, Inc. (I)(L)	5,990	61,877
Panhandle Oil and Gas, Inc., Class A	3,949	91,933
Parsley Energy, Inc., Class A (I)	13,686	218,429
PDC Energy, Inc. (I)	8,978	370,522
Penn Virginia Corp. (I)(L)	18,279	122,104
Petroquest Energy, Inc. (I)	17,886	66,894
Renewable Energy Group, Inc. (I)	8,996	87,351
REX American Resources Corp. (I)	1,563	96,859
Rex Energy Corp. (I)	13,696	69,850
Ring Energy, Inc. (I)(L)	6,114	64,197
Rosetta Resources, Inc. (I)	15,408	343,752
RSP Permian, Inc. (I)	5,863	147,396
Sanchez Energy Corp. (I)(L)	13,989	129,958
Scorpio Tankers, Inc.	43,174	375,182
SemGroup Corp., Class A	10,683	730,610
Ship Finance International, Ltd. (L)	14,780	208,694
Solazyme, Inc. (I)(L)	23,148	59,722
Stone Energy Corp. (I)	14,419	243,393
Swift Energy Company (I)(L)	14,732	59,665
Synergy Resources Corp. (I)	17,084	214,233
Teekay Tankers, Ltd., Class A (L)	16,246	82,205
Triangle Petroleum Corp. (I)(L)	20,315	97,106
VAALCO Energy, Inc. (I)	13,626	62,135
W&T Offshore, Inc.	10,240	75,162
Western Refining, Inc.	13,336	503,834

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Westmoreland Coal Company (I)	3,762	$124,936
		9,782,714
		15,274,976
Financials - 23.5%
Banks - 7.6%
1st Source Corp.	3,750	128,663
American National Bankshares, Inc.	2,237	55,500
Ameris Bancorp	6,232	159,788
Ames National Corp.	2,072	53,748
Arrow Financial Corp.	2,742	75,378
Banc of California, Inc.	7,407	84,958
BancFirst Corp.	1,777	112,644
Banco Latinoamericano de
Comercio Exterior SA	7,472	224,907
BancorpSouth, Inc.	24,082	542,086
Bank of Kentucky Financial Corp.	1,577	76,122
Bank of Marin Bancorp, Class A	1,485	78,096
Bank of the Ozarks, Inc.	19,642	744,825
Banner Corp.	4,933	212,218
BBCN Bancorp, Inc.	19,981	287,327
Blue Hills Bancorp, Inc. (I)	7,707	104,661
BNC Bancorp	5,002	86,084
Boston Private Financial Holdings, Inc.	20,128	271,124
Bridge Bancorp, Inc.	2,919	78,083
Bridge Capital Holdings (I)	2,466	55,189
Bryn Mawr Bank Corp.	3,429	107,328
Camden National Corp.	1,868	74,421
Capital Bank Financial Corp., Class A (I)	6,025	161,470
Capital City Bank Group, Inc.	2,681	41,663
Cardinal Financial Corp.	8,105	160,722
Cascade Bancorp (I)	9,980	51,796
Cathay General Bancorp	19,957	510,700
Centerstate Banks, Inc.	8,971	106,845
Central Pacific Financial Corp.	4,304	92,536
Century Bancorp, Inc., Class A	877	35,133
Chemical Financial Corp.	8,204	251,371
Citizens & Northern Corp.	3,122	64,532
City Holding Company	3,987	185,515
CNB Financial Corp.	3,646	67,451
CoBiz Financial, Inc.	8,980	117,907
Columbia Banking System, Inc.	13,185	364,038
Community Bank Systems, Inc.	10,219	389,650
Community Trust Bancorp, Inc.	3,917	143,401
ConnectOne Bancorp, Inc.	5,655	107,445
CU Bancorp (I)	2,518	54,615
Customers Bancorp, Inc. (I)	6,327	123,123
CVB Financial Corp.	26,535	425,091
Eagle Bancorp, Inc. (I)	5,746	204,098
Enterprise Bancorp, Inc.	1,884	47,571
Enterprise Financial Services Corp.	4,965	97,959
FCB Financial Holdings, Inc., Class A (I)	1,349	33,239
Fidelity Southern Corp.	4,113	66,260
Financial Institutions, Inc.	3,433	86,340
First BanCorp (I)	26,206	153,829
First Bancorp North Carolina	4,944	91,316
First Bancorp, Inc.	2,408	43,561
First Busey Corp.	18,283	119,022
First Business Financial Services, Inc.	989	47,383
First Citizens BancShares, Inc., Class A	1,820	460,078
First Commonwealth Financial Corp.	23,463	216,329
First Community Bancshares, Inc.	4,114	67,758
First Connecticut Bancorp, Inc.	5,194	84,766

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Financial Bancorp	14,441	$268,458
First Financial Bankshares, Inc. (L)	16,047	479,484
First Financial Corp.	2,867	102,123
First Interstate Bancsystem, Inc., Class A	4,537	126,219
First Merchants Corp.	9,035	205,546
First Midwest Bancorp, Inc.	18,782	321,360
First NBC Bank Holding Company (I)	3,772	132,774
FirstMerit Corp.	41,457	783,123
Flushing Financial Corp.	7,680	155,674
FNB Corp.	42,460	565,567
German American Bancorp, Inc.	3,276	99,984
Glacier Bancorp, Inc.	18,657	518,105
Great Southern Bancorp, Inc.	2,547	101,039
Guaranty Bancorp	4,423	63,868
Hancock Holding Company	20,629	633,310
Hanmi Financial Corp.	7,886	171,994
Heartland Financial USA, Inc.	3,944	106,882
Heritage Commerce Corp.	5,240	46,269
Heritage Financial Corp.	7,522	132,011
Heritage Oaks Bancorp	5,667	47,546
Hilltop Holdings, Inc. (I)	16,994	339,030
Home BancShares, Inc.	13,568	436,347
HomeTrust Bancshares, Inc. (I)	5,273	87,848
Horizon Bancorp	2,310	60,383
Hudson Valley Holding Corp.	3,707	100,682
Iberiabank Corp.	7,876	510,759
Independent Bank Corp. (MA) (L)	5,975	255,790
Independent Bank Corp. (MI)	5,753	75,077
Independent Bank Group, Inc.	2,299	89,799
International Bancshares Corp.	13,638	361,953
Investors Bancorp, Inc.	88,305	991,224
Lakeland Bancorp, Inc.	9,511	111,279
Lakeland Financial Corp.	4,183	181,835
Macatawa Bank Corp.	6,598	35,893
MainSource Financial Group, Inc.	5,126	107,236
MB Financial, Inc.	16,647	547,020
Mercantile Bank Corp.	4,217	88,641
Merchants Bancshares, Inc.	1,295	39,666
Metro Bancorp, Inc. (I)	3,562	92,327
MidSouth Bancorp, Inc.	2,767	47,980
MidWestOne Financial Group, Inc.	1,753	50,504
National Bank Holdings Corp., Class A	10,313	200,175
National Bankshares, Inc. (L)	1,684	51,177
National Penn Bancshares, Inc.	29,567	311,193
NBT Bancorp, Inc.	10,944	287,499
NewBridge Bancorp (I)	8,452	73,617
Northrim BanCorp, Inc.	1,718	45,080
OFG Bancorp	11,301	188,162
Old National Bancorp	28,772	428,127
Opus Bank (I)	1,284	36,427
Pacific Continental Corp.	5,279	74,856
Pacific Premier Bancorp, Inc. (I)	4,333	75,091
Park National Corp. (L)	3,235	286,233
Park Sterling Corp.	11,240	82,614
Peapack Gladstone Financial Corp.	3,628	67,336
Penns Woods Bancorp, Inc.	1,425	70,196
Peoples Bancorp, Inc.	3,235	83,884
Peoples Financial Services Corp. (L)	1,892	93,995
Pinnacle Financial Partners, Inc.	8,968	354,595
Preferred Bank	2,939	81,969
PrivateBancorp, Inc.	17,958	599,797
Prosperity Bancshares, Inc.	17,220	953,299
Renasant Corp.	7,878	227,911

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Republic Bancorp, Inc., Class A	2,469	$61,034
S&T Bancorp, Inc.	7,439	221,757
Sandy Spring Bancorp, Inc.	6,301	164,330
Seacoast Banking Corp. of Florida (I)	4,891	67,251
Sierra Bancorp	3,048	53,523
Simmons First National Corp., Class A	4,056	164,876
South State Corp.	6,013	403,352
Southside Bancshares, Inc.	5,973	172,679
Southwest Bancorp, Inc.	4,970	86,279
Square 1 Financial, Inc., Class A (I)	1,736	42,879
State Bank Financial Corp.	7,944	158,721
Sterling Bancorp	20,893	300,441
Stock Yards Bancorp, Inc.	3,669	122,324
Stonegate Bank	2,501	74,080
Suffolk Bancorp	2,910	66,086
Sun Bancorp, Inc. (I)	3,062	59,403
Susquehanna Bancshares, Inc.	47,041	631,761
Talmer Bancorp, Inc., Class A	4,591	64,458
Texas Capital Bancshares, Inc. (I)	10,794	586,438
The Bancorp, Inc. (I)	9,223	100,438
The First of Long Island Corp.	3,030	85,961
Tompkins Financial Corp.	3,716	205,495
Towne Bank (L)	7,417	112,145
Trico Bancshares	4,884	120,635
TriState Capital Holdings, Inc. (I)	6,271	64,215
Trustmark Corp.	16,904	414,824
UMB Financial Corp.	9,458	538,066
Umpqua Holdings Corp.	41,767	710,457
Union Bankshares Corp.	11,606	279,472
United Bankshares, Inc.	17,299	647,848
United Community Banks, Inc.	12,643	239,458
Univest Corp. of Pennsylvania	4,082	82,620
Valley National Bancorp (L)	55,441	538,332
ViewPoint Financial Group, Inc.	10,011	238,762
Washington Trust Bancorp, Inc.	3,644	146,416
Webster Financial Corp.	21,973	714,782
WesBanco, Inc.	6,565	228,462
West Bancorp, Inc.	3,996	68,012
WestAmerica Bancorp.	6,593	323,189
Western Alliance Bancorp (I)	18,912	525,754
Wilshire Bancorp, Inc.	17,822	180,537
Wintrust Financial Corp.	11,666	545,502
Yadkin Financial Corp. (I)	5,099	100,195
		33,946,754
Capital markets - 1.5%
Arlington Asset Investment Corp., Class A (L)	4,790	127,462
BGC Partners, Inc., Class A	43,665	399,535
Calamos Asset Management, Inc., Class A	4,882	65,028
Cohen & Steers, Inc. (L)	4,845	203,878
Cowen Group, Inc., Class A (I)	30,378	145,814
Diamond Hill Investment Group, Inc.	712	98,284
Evercore Partners, Inc., Class A	8,297	434,514
FBR & Company (I)	2,361	58,057
Financial Engines, Inc. (L)	12,903	471,605
FXCM, Inc., Class A	11,304	187,307
GAMCO Investors, Inc., Class A	1,602	142,482
GFI Group, Inc.	19,189	104,580
Greenhill & Company, Inc.	7,093	309,255
HFF, Inc., Class A	8,249	296,304
INTL. FCStone, Inc. (I)	4,463	91,804
Investment Technology Group, Inc. (I)	9,119	189,858
Janus Capital Group, Inc.	37,497	604,827
KCG Holdings, Inc., Class A (I)	11,312	131,785

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Ladenburg Thalmann
Financial Services, Inc. (I)	26,076	$103,000
Manning & Napier, Inc.	4,192	57,933
Moelis & Company, Class A	1,877	65,564
Oppenheimer Holdings, Inc., Class A	2,965	68,936
Piper Jaffray Companies (I)	4,080	237,007
Safeguard Scientifics, Inc. (I)	5,543	109,862
Stifel Financial Corp. (I)	16,421	837,799
SWS Group, Inc. (I)(L)	8,565	59,184
Virtus Investment Partners, Inc.	1,777	302,961
Walter Investment Management Corp. (I)(L)	9,694	160,048
Westwood Holdings Group, Inc.	1,837	113,563
WisdomTree Investments, Inc.	27,082	424,510
		6,602,746
Consumer finance - 0.7%
Cash America International, Inc.	7,054	159,561
Consumer Portfolio Services, Inc. (I)	6,417	47,229
Credit Acceptance Corp. (I)	1,732	236,262
Encore Capital Group, Inc. (I)	6,443	286,069
Enova International, Inc. (I)	6,454	143,666
Ezcorp, Inc., Class A (I)	12,798	150,377
First Cash Financial Services, Inc. (I)	7,260	404,164
Green Dot Corp., Class A (I)	7,722	158,224
Nelnet, Inc., Class A	5,099	236,237
Nicholas Financial, Inc. (I)	3,003	44,745
PRA Group, Inc. (I)	12,417	719,317
Regional Management Corp. (I)	3,181	50,292
Springleaf Holdings, Inc. (I)	6,132	221,794
World Acceptance Corp. (I)(L)	1,974	156,834
		3,014,771
Diversified financial services - 0.3%
Gain Capital Holdings, Inc.	5,573	50,268
MarketAxess Holdings, Inc.	9,457	678,161
Marlin Business Services Corp.	2,101	43,134
NewStar Financial, Inc. (I)	6,520	83,456
PHH Corp. (I)	14,398	344,976
PICO Holdings, Inc. (I)	6,112	115,211
		1,315,206
Insurance - 2.5%
Ambac Financial Group, Inc. (I)	11,188	274,106
American Equity Investment Life
Holding Company	18,639	544,072
AMERISAFE, Inc.	4,677	198,118
AmTrust Financial Services, Inc. (L)	7,455	419,344
Argo Group International Holdings, Ltd.	6,522	361,775
Atlas Financial Holdings, Inc. (I)	3,351	54,688
Baldwin & Lyons, Inc., Class B	2,350	60,583
Citizens, Inc. (I)(L)	11,097	84,337
CNO Financial Group, Inc.	54,367	936,200
Crawford & Company, Class B	6,810	70,007
eHealth, Inc. (I)	4,619	115,105
EMC Insurance Group, Inc.	1,223	43,368
Employers Holdings, Inc.	7,804	183,472
Enstar Group, Ltd. (I)	2,107	322,139
FBL Financial Group, Inc., Class A	2,419	140,375
Federated National Holding Company	3,463	83,666
Fidelity & Guaranty Life	2,825	68,563
First American Financial Corp.	26,160	886,824
Global Indemnity PLC (I)	2,065	58,584
Greenlight Capital Re, Ltd., Class A (I)	7,106	232,011
Hallmark Financial Services, Inc. (I)	3,573	43,198

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
HCI Group, Inc.	2,206	$95,387
Heritage Insurance Holdings, Inc. (I)	1,741	33,828
Horace Mann Educators Corp.	10,206	338,635
Infinity Property & Casualty Corp.	2,887	223,050
Kansas City Life Insurance Company	960	46,109
Kemper Corp.	11,652	420,754
Maiden Holdings, Ltd.	12,393	158,506
Meadowbrook Insurance Group, Inc.	13,515	114,337
Montpelier Re Holdings, Ltd.	9,851	352,863
National General Holdings Corp.	8,965	166,839
National Interstate Corp.	1,779	53,014
National Western Life Insurance
Company, Class A	561	151,049
OneBeacon Insurance Group, Ltd., Class A	5,664	91,757
Platinum Underwriters Holdings, Ltd.	6,161	452,341
Primerica, Inc.	13,552	735,332
RLI Corp.	10,782	532,631
Safety Insurance Group, Inc.	3,249	207,968
Selective Insurance Group, Inc.	14,118	383,586
State Auto Financial Corp.	3,883	86,280
Stewart Information Services Corp.	5,393	199,757
Symetra Financial Corp.	18,892	435,461
The Navigators Group, Inc. (I)	2,633	193,104
The Phoenix Companies, Inc. (I)	1,521	104,751
Third Point Reinsurance, Ltd. (I)	14,171	205,338
United Fire Group, Inc.	5,183	154,091
United Insurance Holdings Corp.	4,175	91,641
Universal Insurance Holdings, Inc.	7,898	161,514
		11,370,458
Real estate investment trusts - 8.7%
Acadia Realty Trust	14,376	460,463
AG Mortgage Investment Trust, Inc.	7,097	131,791
Agree Realty Corp.	3,749	116,556
Alexander’s, Inc.	523	228,645
Altisource Residential Corp., Class B	14,324	277,886
American Assets Trust, Inc.	8,985	357,693
American Capital Mortgage Investment Corp.	12,802	241,190
American Realty Capital Healthcare Trust, Inc.	42,459	505,262
American Residential Properties, Inc. (I)	8,035	141,175
AmREIT, Inc.	4,928	130,789
Anworth Mortgage Asset Corp.	32,473	170,483
Apollo Commercial Real Estate Finance, Inc.	11,524	188,533
Apollo Residential Mortgage, Inc.	8,107	127,847
Ares Commercial Real Estate Corp.	9,341	107,235
Armada Hoffler Properties, Inc.	9,922	94,160
ARMOUR Residential REIT, Inc.	89,574	329,632
Ashford Hospitality Prime, Inc.	7,308	125,405
Ashford Hospitality Trust, Inc.	17,552	183,945
Associated Estates Realty Corp.	14,409	334,433
Aviv REIT, Inc.	4,926	169,848
Campus Crest Communities, Inc.	16,117	117,815
Capstead Mortgage Corp.	23,964	294,278
CaretTust REIIT, Inc.	7,776	95,878
CatchMark Timber Trust, Inc., Class A	6,225	70,467
Cedar Realty Trust, Inc.	20,851	153,046
Chambers Street Properties	59,466	479,296
Chatham Lodging Trust	7,775	225,242
Chesapeake Lodging Trust	12,545	466,799
Colony Financial, Inc.	26,919	641,211
CorEnergy Infrastructure Trust, Inc.	9,935	64,379
CoreSite Realty Corp.	5,325	207,941
Cousins Properties, Inc.	55,184	630,201
CubeSmart	36,953	815,553

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
CyrusOne, Inc.	8,234	$226,847
CYS Investments, Inc.	40,651	354,477
DCT Industrial Trust, Inc.	20,481	730,352
DiamondRock Hospitality Company	49,061	729,537
DuPont Fabros Technology, Inc.	15,981	531,208
Dynex Capital, Inc.	13,856	114,312
EastGroup Properties, Inc.	7,839	496,365
Education Realty Trust, Inc.	11,660	426,639
Empire State Realty Trust, Inc., Class A	22,974	403,883
EPR Properties	13,383	771,262
Equity One, Inc.	15,432	391,356
Excel Trust, Inc.	15,322	205,162
FelCor Lodging Trust, Inc.	31,210	337,692
First Industrial Realty Trust, Inc.	27,616	567,785
First Potomac Realty Trust	14,823	183,212
Franklin Street Properties Corp.	22,554	276,738
Getty Realty Corp.	6,411	116,744
Gladstone Commercial Corp.	6,323	108,566
Glimcher Realty Trust	36,390	499,999
Government Properties Income Trust	17,113	393,770
Gramercy Property Trust, Inc.	29,494	203,509
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	5,466	77,781
Hatteras Financial Corp.	24,216	446,301
Healthcare Realty Trust, Inc.	24,070	657,592
Hersha Hospitality Trust	50,293	353,560
Highwoods Properties, Inc.	22,586	1,000,108
Hudson Pacific Properties, Inc.	13,786	414,407
Inland Real Estate Corp.	21,808	238,798
Invesco Mortgage Capital, Inc.	30,863	477,142
Investors Real Estate Trust	28,035	229,046
iStar Financial, Inc. (I)	21,277	290,431
Kite Realty Group Trust	8,249	237,076
LaSalle Hotel Properties	26,088	1,055,781
Lexington Realty Trust	51,552	566,041
LTC Properties, Inc.	8,775	378,817
Mack-Cali Realty Corp.	22,238	423,856
Medical Properties Trust, Inc.	43,211	595,448
Monmouth Real Estate
Investment Corp., Class A	13,999	154,969
National Health Investors, Inc.	8,282	579,409
New Residential Investment Corp.	34,991	446,835
New York Mortgage Trust, Inc.	22,845	176,135
New York REIT, Inc.	40,684	430,844
One Liberty Properties, Inc.	3,074	72,762
Owens Realty Mortgage, Inc.	2,710	39,702
Parkway Properties, Inc.	17,842	328,114
Pebblebrook Hotel Trust	16,020	730,993
Pennsylvania Real Estate Investment Trust	17,239	404,427
PennyMac Mortgage Investment Trust	18,542	391,051
Physicians Realty Trust	10,263	170,366
Potlatch Corp.	10,163	425,525
PS Business Parks, Inc.	4,876	387,837
QTS Realty Trust, Inc., Class A	3,046	103,077
RAIT Financial Trust	21,242	162,926
Ramco-Gershenson Properties Trust	19,336	362,357
Redwood Trust, Inc.	20,803	409,819
Resource Capital Corp.	32,681	164,712
Retail Opportunity Investments Corp.	22,577	379,068
Rexford Industrial Realty, Inc.	11,521	180,995
RLJ Lodging Trust	32,482	1,089,121
Rouse Properties, Inc.	9,332	172,829
Ryman Hospitality Properties	10,889	574,286

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Sabra Health Care REIT, Inc.	12,368	$375,616
Saul Centers, Inc.	2,412	137,942
Select Income REIT	9,209	224,792
Silver Bay Realty Trust Corp.	9,544	158,049
Sovran Self Storage, Inc.	8,262	720,612
STAG Industrial, Inc.	12,933	316,859
Starwood Waypoint Residential Trust	9,847	259,665
Strategic Hotels & Resorts, Inc. (I)	61,991	820,141
Summit Hotel Properties, Inc.	21,540	267,958
Sun Communities, Inc.	10,401	628,844
Sunstone Hotel Investors, Inc.	51,519	850,579
Terreno Realty Corp.	8,303	171,291
The Geo Group, Inc.	17,764	716,955
Trade Street Residential, Inc. (L)	4,677	35,966
UMH Properties, Inc.	8,603	82,159
Universal Health Realty Income Trust	3,034	145,996
Urstadt Biddle Properties, Inc., Class A	6,199	135,634
Washington Real Estate Investment Trust	16,701	461,950
Western Asset Mortgage Capital Corp.	10,457	153,718
Whitestone REIT	6,823	103,096
		39,302,658
Real estate management and development - 0.4%
Alexander & Baldwin, Inc.	12,219	479,718
Altisource Asset Management Corp. (I)(L)	354	109,782
Altisource Portfolio Solutions SA (I)(L)	3,525	119,110
AV Homes, Inc. (I)	3,741	54,506
Consolidated-Tomoka Land Company	1,156	64,505
Forestar Group, Inc. (I)	8,712	134,165
Kennedy-Wilson Holdings, Inc.	17,996	455,299
Marcus & Millichap, Inc. (I)	2,008	66,766
RE/MAX Holdings, Inc., Class A	2,738	93,777
Tejon Ranch Company (I)	3,367	99,192
The St. Joe Company (I)	15,839	291,279
		1,968,099
Thrifts and mortgage finance - 1.8%
Astoria Financial Corp.	21,712	290,072
Bank Mutual Corp.	11,690	80,193
BankFinancial Corp.	4,682	55,529
BBX Capital Corp., Class A (I)	2,258	37,144
Beneficial Mutual Bancorp, Inc. (I)	7,347	90,148
Berkshire Hills Bancorp, Inc.	6,244	166,465
BofI Holding, Inc. (I)	3,559	276,926
Brookline Bancorp, Inc.	17,471	175,234
Capitol Federal Financial, Inc.	35,845	458,099
Charter Financial Corp.	4,873	55,796
Clifton Bancorp, Inc.	6,645	90,306
Dime Community Bancshares, Inc.	8,208	133,626
ESB Financial Corp.	3,467	65,665
Essent Group, Ltd. (I)	10,252	263,579
EverBank Financial Corp.	22,311	425,248
Federal Agricultural Mortgage Corp., Class C	2,615	79,339
First Defiance Financial Corp.	2,427	82,664
Flagstar Bancorp, Inc. (I)	4,979	78,320
Fox Chase Bancorp, Inc.	3,054	50,910
Franklin Financial Corp. (I)	2,407	50,980
Home Loan Servicing Solutions, Ltd.	17,798	347,417
HomeStreet, Inc.	3,995	69,553
Kearny Financial Corp. (I)	3,653	50,229
Ladder Capital Corp., Class A (I)	3,720	72,949
Meridian Bancorp, Inc. (I)	5,230	58,681
Meta Financial Group, Inc.	1,538	53,892
MGIC Investment Corp. (I)	84,889	791,165

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
NMI Holdings, Inc., Class A (I)	13,455	$122,844
Northfield Bancorp, Inc.	13,438	198,882
Northwest Bancshares, Inc.	23,569	295,320
OceanFirst Financial Corp.	3,364	57,659
Oritani Financial Corp.	11,346	174,728
PennyMac Financial Services, Inc. (I)	3,376	58,405
Provident Financial Services, Inc.	15,206	274,620
Radian Group, Inc.	47,626	796,307
Stonegate Mortgage Corp. (I)(L)	4,005	47,900
Territorial Bancorp, Inc.	2,196	47,324
Tree.com, Inc. (I)	1,606	77,634
TrustCo Bank Corp.	23,839	173,071
United Community Financial Corp.	12,696	68,178
United Financial Bancorp, Inc.	13,343	191,605
Walker & Dunlop, Inc. (I)	4,653	81,614
Washington Federal, Inc.	24,659	546,197
Waterstone Financial, Inc.	8,688	114,247
WSFS Financial Corp.	2,234	171,772
		7,948,436
		105,469,128
Health care - 14.2%
Biotechnology - 5.4%
ACADIA Pharmaceuticals, Inc. (I)	19,751	627,094
Acceleron Pharma, Inc. (I)(L)	4,169	162,424
Achillion Pharmaceuticals, Inc. (I)	24,131	295,605
Acorda Therapeutics, Inc. (I)	10,439	426,642
Actinium Pharmaceuticals, Inc. (I)	6,795	40,023
Aegerion Pharmaceuticals, Inc. (I)(L)	7,576	158,641
Agenus, Inc. (I)	19,303	76,633
Agios Pharmaceuticals, Inc. (I)(L)	3,401	381,048
Alder Biopharmaceuticals, Inc. (I)	2,292	66,674
AMAG Pharmaceuticals, Inc. (I)	5,551	236,584
Anacor Pharmaceuticals, Inc. (I)	8,254	266,192
Arena Pharmaceuticals, Inc. (I)(L)	55,067	191,082
ARIAD Pharmaceuticals, Inc. (I)(L)	41,067	282,130
Array BioPharma, Inc. (I)	33,286	157,443
Arrowhead Research Corp. (I)(L)	14,428	106,479
Auspex Pharmaceuticals, Inc. (I)	2,533	132,932
Avalanche Biotechnologies, Inc. (I)	1,773	95,742
BioCryst Pharmaceuticals, Inc. (I)(L)	17,938	218,126
BioSpecifics Technologies Corp. (I)	1,095	42,289
BioTime, Inc. (I)(L)	16,834	62,791
Bluebird Bio, Inc. (I)	5,457	500,516
Celldex Therapeutics, Inc. (I)(L)	22,484	410,333
Cepheid, Inc. (I)	17,398	941,928
Chimerix, Inc. (I)	6,791	273,406
Clovis Oncology, Inc. (I)(L)	6,187	346,472
CTI BioPharma Corp. (I)(L)	38,383	90,584
Cytokinetics, Inc. (I)	10,918	87,453
Durata Therapeutics, Inc. (I)	3,858	4,475
Dyax Corp. (I)	33,869	476,198
Dynavax Technologies Corp. (I)(L)	7,174	120,954
Emergent Biosolutions, Inc. (I)	7,314	199,160
Enanta Pharmaceuticals, Inc. (I)(L)	2,611	132,769
Epizyme, Inc. (I)	3,263	61,573
Esperion Therapeutics, Inc. (I)	1,484	60,013
Exact Sciences Corp. (I)(L)	20,761	569,682
Exelixis, Inc. (I)(L)	57,590	82,930
Five Prime Therapeutics, Inc. (I)	4,526	122,202
Foundation Medicine, Inc. (I)(L)	3,608	80,170
Galena Biopharma, Inc. (I)(L)	35,316	53,327
Genomic Health, Inc. (I)(L)	4,134	132,164

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Geron Corp. (I)(L)	40,858	$132,789
Halozyme Therapeutics, Inc. (I)(L)	26,429	255,040
Heron Therapeutics, Inc. (I)	7,045	70,873
Hyperion Therapeutics, Inc. (I)	3,688	88,512
Idera Pharmaceuticals, Inc. (I)(L)	17,446	76,937
ImmunoGen, Inc. (I)(L)	21,944	133,858
Immunomedics, Inc. (I)(L)	22,813	109,502
Infinity Pharmaceuticals, Inc. (I)	12,174	205,619
Inovio Pharmaceuticals, Inc. (I)(L)	15,569	142,923
Insmed, Inc. (I)	12,414	192,045
Insys Therapeutics, Inc. (I)	2,545	107,297
Intrexon Corp. (I)(L)	8,931	245,870
Ironwood Pharmaceuticals, Inc. (I)	29,958	458,957
Isis Pharmaceuticals, Inc. (I)(L)	29,356	1,812,439
Karyopharm Therapeutics, Inc. (I)(L)	3,400	127,262
Keryx Biopharmaceuticals, Inc. (I)(L)	22,925	324,389
Kite Pharma, Inc. (I)	2,137	123,241
Kythera Biopharmaceuticals, Inc. (I)(L)	4,508	156,337
Lexicon Pharmaceuticals, Inc. (I)(L)	66,863	60,839
Ligand Pharmaceuticals, Inc. (I)	5,209	277,171
MacroGenics, Inc. (I)	5,066	177,665
MannKind Corp. (I)(L)	57,170	298,142
Merrimack Pharmaceuticals, Inc. (I)(L)	24,477	276,590
MiMedx Group, Inc. (I)(L)	23,085	266,170
Momenta Pharmaceuticals, Inc. (I)	12,518	150,717
Navidea Biopharmaceuticals, Inc. (I)(L)	47,734	90,217
Neuralstem, Inc. (I)(L)	19,960	54,291
Neurocrine Biosciences, Inc. (I)	19,006	424,594
NewLink Genetics Corp. (I)(L)	4,989	198,313
Northwest Biotherapeutics, Inc. (I)(L)	11,146	59,631
Novavax, Inc. (I)(L)	59,670	353,843
NPS Pharmaceuticals, Inc. (I)	26,652	953,342
Ohr Pharmaceutical, Inc. (I)(L)	6,421	53,551
OncoMed Pharmaceuticals, Inc. (I)(L)	3,257	70,872
Ophthotech Corp. (I)(L)	3,477	156,013
OPKO Health, Inc. (I)(L)	49,396	493,466
Orexigen Therapeutics, Inc. (I)(L)	30,718	186,151
Organovo Holdings, Inc. (I)(L)	17,427	126,346
Osiris Therapeutics, Inc. (I)(L)	5,240	83,788
Otonomy, Inc. (I)	1,974	65,793
OvaScience, Inc. (I)(L)	3,869	171,087
PDL BioPharma, Inc. (L)	40,192	309,880
Peregrine Pharmaceuticals, Inc. (I)(L)	51,190	71,154
Portola Pharmaceuticals, Inc. (I)	10,593	299,994
Progenics Pharmaceuticals, Inc. (I)(L)	18,092	136,776
Prothena Corp. PLC (I)	6,909	143,431
PTC Therapeutics, Inc. (I)	5,917	306,323
Puma Biotechnology, Inc. (I)	5,778	1,093,602
Radius Health, Inc. (I)(L)	2,062	80,232
Raptor Pharmaceutical Corp. (I)(L)	16,314	171,623
Receptos, Inc. (I)	4,611	564,894
Regado Biosciences, Inc. (I)	16,698	15,247
Regulus Therapeutics, Inc. (I)	3,443	55,226
Repligen Corp. (I)	8,038	159,152
Retrophin, Inc. (I)(L)	6,145	75,215
Rigel Pharmaceuticals, Inc. (I)	25,566	58,035
Sage Therapeutics, Inc. (I)	1,491	54,571
Sangamo BioSciences, Inc. (I)	17,223	261,962
Sarepta Therapeutics, Inc. (I)(L)	10,473	151,544
Spectrum Pharmaceuticals, Inc. (I)	17,355	120,270
Stemline Therapeutics, Inc. (I)(L)	3,295	56,213
Synageva BioPharma Corp. (I)(L)	5,363	497,633
Synergy Pharmaceuticals, Inc. (I)(L)	27,855	84,958

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Synta Pharmaceuticals Corp. (I)(L)	20,115	$53,305
TESARO, Inc. (I)(L)	4,958	184,388
TG Therapeutics, Inc. (I)	6,196	98,145
Threshold Pharmaceuticals, Inc. (I)	16,282	51,777
Ultragenyx Pharmaceutical, Inc. (I)	1,758	77,141
Vanda Pharmaceuticals, Inc. (I)	8,937	127,978
Verastem, Inc. (I)	6,525	59,639
Xencor, Inc. (I)	4,245	68,090
XOMA Corp. (I)(L)	22,401	80,420
ZIOPHARM Oncology, Inc. (I)(L)	22,260	112,858
		24,267,041
Health care equipment and supplies - 3.4%
Abaxis, Inc.	5,643	320,692
ABIOMED, Inc. (I)	10,009	380,943
Accuray, Inc. (I)(L)	19,769	149,256
Analogic Corp.	3,116	263,645
AngioDynamics, Inc. (I)	6,122	116,379
Anika Therapeutics, Inc. (I)	3,617	147,357
Antares Pharma, Inc. (I)(L)	32,192	82,733
AtriCure, Inc. (I)	7,001	139,740
Atrion Corp.	385	130,904
Cantel Medical Corp.	8,503	367,840
Cardiovascular Systems, Inc. (I)	6,989	210,229
Cerus Corp. (I)(L)	20,199	126,042
CONMED Corp.	6,818	306,537
CryoLife, Inc.	7,750	87,808
Cyberonics, Inc. (I)	6,726	374,504
Cynosure, Inc., Class A (I)	5,653	155,005
Derma Sciences, Inc. (I)(L)	6,875	64,006
DexCom, Inc. (I)	18,707	1,029,820
Endologix, Inc. (I)	16,159	247,071
Exactech, Inc. (I)	2,738	64,535
GenMark Diagnostics, Inc. (I)	10,867	147,900
Globus Medical, Inc., Class A (I)	16,312	387,736
Greatbatch, Inc. (I)	6,262	308,717
Haemonetics Corp. (I)	13,051	488,368
HeartWare International, Inc. (I)	4,259	312,738
ICU Medical, Inc. (I)	3,363	275,430
Insulet Corp. (I)	13,893	639,912
Integra LifeSciences Holdings Corp. (I)	6,259	339,426
Invacare Corp.	8,264	138,505
K2M Group Holdings, Inc. (I)	2,216	46,248
LDR Holding Corp. (I)	4,227	138,561
Masimo Corp. (I)	12,171	320,584
Meridian Bioscience, Inc.	10,540	173,488
Merit Medical Systems, Inc. (I)	10,786	186,921
Natus Medical, Inc. (I)	8,053	290,230
Neogen Corp. (I)	9,186	455,534
NuVasive, Inc. (I)	11,683	550,970
NxStage Medical, Inc. (I)	15,334	274,939
OraSure Technologies, Inc. (I)	14,424	146,259
Orthofix International NV (I)	4,593	138,066
Quidel Corp. (I)	7,193	208,022
Rockwell Medical Technologies, Inc. (I)(L)	11,217	115,311
RTI Surgical, Inc. (I)	15,917	82,768
Spectranetics Corp. (I)	10,376	358,802
STAAR Surgical Company (I)	10,182	92,758
STERIS Corp. (L)	14,519	941,557
SurModics, Inc. (I)	3,693	81,615
Thoratec Corp. (I)	14,243	462,328
Tornier NV (I)	8,997	229,424
Unilife Corp. (I)(L)	30,724	102,925
Utah Medical Products, Inc.	943	56,627

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Vascular Solutions, Inc. (I)	4,290	$116,516
Volcano Corp. (I)	13,264	237,160
West Pharmaceutical Services, Inc.	17,490	931,168
Wright Medical Group, Inc. (I)(L)	12,515	336,278
Zeltiq Aesthetics, Inc. (I)	7,222	201,566
		15,080,403
Health care providers and services - 2.5%
Acadia Healthcare Company, Inc. (I)	10,656	652,254
Addus HomeCare Corp. (I)	1,777	43,128
Adeptus Health, Inc., Class A (I)	1,538	57,521
Air Methods Corp. (I)(L)	9,817	432,243
Almost Family, Inc. (I)	2,277	65,919
Amedisys, Inc. (I)	6,802	199,639
AMN Healthcare Services, Inc. (I)	11,529	225,968
Amsurg Corp. (I)	10,619	581,178
Bio-Reference Labs, Inc. (I)(L)	6,205	199,367
BioScrip, Inc. (I)	18,067	126,288
BioTelemetry, Inc. (I)	7,380	74,021
Capital Senior Living Corp. (I)	7,298	181,793
Chemed Corp. (L)	4,266	450,788
CorVel Corp. (I)	2,769	103,062
Cross Country Healthcare, Inc. (I)	7,811	97,481
ExamWorks Group, Inc. (I)	8,700	361,833
Five Star Quality Care, Inc. (I)	12,217	50,701
Gentiva Health Services, Inc. (I)	7,818	148,933
Hanger, Inc. (I)	8,897	194,844
HealthEquity, Inc. (I)	2,207	56,168
HealthSouth Corp.	21,838	839,889
Healthways, Inc. (I)	7,926	157,569
IPC The Hospitalist Company, Inc. (I)	4,261	195,537
Kindred Healthcare, Inc.	16,180	294,152
Landauer, Inc.	2,526	86,238
LHC Group, Inc. (I)	3,104	96,783
Magellan Health Services, Inc. (I)	6,839	410,545
Molina Healthcare, Inc. (I)	7,417	397,032
MWI Veterinary Supply, Inc. (I)	3,220	547,110
National Healthcare Corp.	2,551	160,305
National Research Corp., Class A	2,493	34,877
Owens & Minor, Inc.	15,552	546,031
PharMerica Corp. (I)	7,497	155,263
RadNet, Inc. (I)	8,203	70,054
Select Medical Holdings Corp.	19,748	284,371
Skilled Healthcare Group, Inc., Class A (I)	6,832	58,550
Surgical Care Affiliates, Inc. (I)	3,142	105,728
Team Health Holdings, Inc. (I)	17,428	1,002,633
The Ensign Group, Inc.	5,018	222,749
The Providence Service Corp. (I)	2,874	104,729
Triple-S Management Corp., Class B (I)	6,220	148,720
Universal American Corp. (I)	10,675	99,064
US Physical Therapy, Inc.	3,067	128,691
WellCare Health Plans, Inc. (I)	10,896	894,126
		11,343,875
Health care technology - 0.5%
Castlight Health, Inc., B Shares (I)(L)	3,764	44,039
Computer Programs & Systems, Inc.	2,796	169,857
HealthStream, Inc. (I)	5,335	157,276
HMS Holdings Corp. (I)	21,977	464,594
MedAssets, Inc. (I)	15,324	302,802
Medidata Solutions, Inc. (I)	13,562	647,586
Merge Healthcare, Inc. (I)	19,999	71,196
Omnicell, Inc. (I)	9,174	303,843
Quality Systems, Inc.	12,496	194,813

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care technology (continued)
Vocera Communications, Inc. (I)	6,646	$69,251
		2,425,257
Life sciences tools and services - 0.5%
Accelerate Diagnostics, Inc. (I)(L)	5,707	109,517
Affymetrix, Inc. (I)(L)	18,460	182,200
Albany Molecular Research, Inc. (I)	5,946	96,801
Cambrex Corp. (I)	7,747	167,490
Enzo Biochem, Inc. (I)	10,365	46,021
Fluidigm Corp. (I)	7,003	236,211
Luminex Corp. (I)	9,472	177,695
NanoString Technologies, Inc. (I)	3,286	45,774
Pacific Biosciences of California, Inc. (I)	14,840	116,346
PAREXEL International Corp. (I)	14,089	782,785
Sequenom, Inc. (I)(L)	31,249	115,621
		2,076,461
Pharmaceuticals - 1.9%
AcelRx Pharmaceuticals, Inc. (I)(L)	7,417	49,916
Aerie Pharmaceuticals, Inc. (I)	2,578	75,252
Akorn, Inc. (I)	15,516	561,679
Alimera Sciences, Inc. (I)	8,089	44,813
Ampio Pharmaceuticals, Inc. (I)(L)	12,541	43,016
ANI Pharmaceuticals, Inc. (I)	1,767	99,641
Aratana Therapeutics, Inc. (I)	7,785	138,729
Auxilium Pharmaceuticals, Inc. (I)(L)	12,599	433,217
AVANIR Pharmaceuticals, Inc., Class A (I)	47,737	809,142
Bio-Path Holdings, Inc. (I)	17,710	47,109
BioDelivery Sciences International, Inc. (I)	10,599	127,400
Catalent, Inc. (I)	11,524	321,289
Cempra, Inc. (I)	5,954	139,979
Chelsea Therapeutics International, Ltd. (I)	21,039	1,683
Corcept Therapeutics, Inc. (I)(L)	16,674	50,022
Depomed, Inc. (I)	14,533	234,127
Endocyte, Inc. (I)(L)	10,576	66,523
Furiex Pharmaceuticals, Inc. (I)	1,752	17,117
Horizon Pharma, Inc. (I)(L)	16,207	208,908
Impax Laboratories, Inc. (I)	17,421	551,897
Intra-Cellular Therapies, Inc. (I)	4,379	77,289
Lannett Company, Inc. (I)	6,444	276,319
Nektar Therapeutics (I)	31,827	493,319
Omeros Corp. (I)(L)	8,588	212,811
Pacira Pharmaceuticals, Inc. (I)	8,936	792,266
Pernix Therapeutics Holdings (I)	8,582	80,585
Phibro Animal Health Corp., Class A	3,673	115,883
POZEN, Inc. (I)	7,367	58,936
Prestige Brands Holdings, Inc. (I)	12,986	450,874
Relypsa, Inc. (I)(L)	4,277	131,732
Repros Therapeutics, Inc. (I)(L)	6,634	66,141
Revance Therapeutics, Inc. (I)	2,523	42,740
Sagent Pharmaceuticals, Inc. (I)	5,525	138,733
SciClone Pharmaceuticals, Inc. (I)	13,385	117,253
Sucampo Pharmaceuticals, Inc., Class A (I)	4,427	63,218
Supernus Pharmaceuticals, Inc. (I)	7,748	64,308
Tetraphase Pharmaceuticals, Inc. (I)	6,469	256,884
The Medicines Company (I)	16,295	450,883
TherapeuticsMD, Inc. (I)(L)	28,104	125,063
Theravance Biopharma, Inc. (I)	6,195	92,429
Theravance, Inc. (L)	20,645	292,127
Trius Therapeutics, Inc. (I)(L)	10,401	1,144
VIVUS, Inc. (I)(L)	25,292	72,841
XenoPort, Inc. (I)	14,662	128,586
Zogenix, Inc. (I)(L)	38,294	52,463

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
ZS Pharma, Inc. (I)	1,685	$70,045
		8,746,331
		63,939,368
Industrials - 13.5%
Aerospace and defense - 1.7%
AAR Corp.	9,926	275,744
Aerovironment, Inc. (I)	4,737	129,083
American Science & Engineering, Inc.	1,982	102,866
Astronics Corp. (I)	4,720	261,063
Cubic Corp.	5,170	272,149
Curtiss-Wright Corp.	11,828	834,939
DigitalGlobe, Inc. (I)	18,924	586,076
Ducommun, Inc. (I)	2,937	74,247
Engility Holdings, Inc. (I)	4,429	189,561
Esterline Technologies Corp. (I)	7,757	850,788
GenCorp, Inc. (I)(L)	14,884	272,377
HEICO Corp.	16,677	1,007,291
Kratos Defense & Security Solutions, Inc. (I)	13,216	66,344
LMI Aerospace, Inc. (I)	3,373	47,559
Moog, Inc., Class A (I)	10,993	813,812
National Presto Industries, Inc. (L)	1,232	71,505
Orbital Sciences Corp. (I)	15,189	408,432
Sparton Corp. (I)	2,735	77,510
TASER International, Inc. (I)(L)	13,487	357,136
Teledyne Technologies, Inc. (I)	9,134	938,427
The KEYW Holding Corp. (I)(L)	8,572	88,977
		7,725,886
Air freight and logistics - 0.5%
Air Transport Services Group, Inc. (I)	13,027	111,511
Atlas Air Worldwide Holdings, Inc. (I)	6,344	312,759
Echo Global Logistics, Inc. (I)	5,836	170,411
Forward Air Corp.	7,814	393,591
Hub Group, Inc., Class A (I)	9,216	350,945
Park-Ohio Holdings Corp.	2,230	140,557
UTi Worldwide, Inc. (I)	23,039	278,081
XPO Logistics, Inc. (I)(L)	13,169	538,349
		2,296,204
Airlines - 0.5%
Allegiant Travel Company	3,325	499,847
Hawaiian Holdings, Inc. (I)	11,288	294,052
JetBlue Airways Corp. (I)	61,435	974,359
Republic Airways Holdings, Inc. (I)	12,497	182,331
SkyWest, Inc.	12,891	171,192
		2,121,781
Building products - 0.8%
AAON, Inc.	10,485	234,759
Advanced Drainage Systems, Inc.	3,477	79,901
American Woodmark Corp. (I)	3,083	124,677
Apogee Enterprises, Inc.	7,329	310,530
Builders FirstSource, Inc. (I)	12,375	85,016
Continental Building Products, Inc. (I)	2,898	51,382
Gibraltar Industries, Inc. (I)	8,019	130,389
Griffon Corp.	9,869	131,258
Insteel Industries, Inc.	4,571	107,784
Masonite International Corp. (I)	7,374	453,206
NCI Building Systems, Inc. (I)	7,013	129,881
Norcraft Cos, Inc. (I)	2,333	45,027
Nortek, Inc. (I)	2,306	187,547
Patrick Industries, Inc. (I)	2,022	88,928
PGT, Inc. (I)	11,930	114,886

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Ply Gem Holdings, Inc. (I)	5,693	$79,588
Quanex Building Products Corp.	9,482	178,072
Simpson Manufacturing Company, Inc.	10,375	358,975
Trex Company, Inc. (I)	8,419	358,481
Universal Forest Products, Inc.	5,059	269,139
		3,519,426
Commercial services and supplies - 2.1%
ABM Industries, Inc.	13,939	399,352
ACCO Brands Corp. (I)	28,651	258,146
ARC Document Solutions, Inc. (I)	10,299	105,256
Brady Corp., Class A	11,982	327,588
Casella Waste Systems, Inc., Class A (I)	12,524	50,597
Ceco Environmental Corp. (L)	5,654	87,863
Civeo Corp.	23,534	96,725
Deluxe Corp.	12,323	767,107
Ennis, Inc.	6,690	90,114
G&K Services, Inc., Class A	4,999	354,179
Healthcare Services Group, Inc.	17,611	544,708
Herman Miller, Inc.	14,818	436,094
HNI Corp.	11,270	575,446
InnerWorkings, Inc. (I)	9,341	72,766
Interface, Inc.	16,654	274,291
Kimball International, Inc., Class B	9,213	84,023
Knoll, Inc.	12,251	259,354
Matthews International Corp., Class A	7,518	365,901
McGrath RentCorp.	6,482	232,445
Mobile Mini, Inc.	11,712	474,453
MSA Safety, Inc.	7,400	392,866
Multi-Color Corp.	3,109	172,301
Performant Financial Corp. (I)	8,674	57,682
Quad/Graphics, Inc.	6,983	160,330
Quest Resource Holding Corp. (I)	9,650	13,896
SP Plus Corp. (I)	3,859	97,363
Steelcase, Inc., Class A	20,687	371,332
Team, Inc. (I)	5,126	207,398
Tetra Tech, Inc.	16,279	434,649
The Brink’s Company	12,148	296,533
UniFirst Corp.	3,580	434,791
United Stationers, Inc.	9,864	415,866
US Ecology, Inc.	5,426	217,691
Viad Corp.	5,156	137,459
West Corp.	9,523	314,259
		9,580,824
Construction and engineering - 0.7%
Aegion Corp. (I)	9,577	178,228
Ameresco, Inc., Class A (I)	6,057	42,399
Argan, Inc.	3,095	104,116
Comfort Systems USA, Inc.	9,391	160,774
Dycom Industries, Inc. (I)	8,502	298,335
EMCOR Group, Inc.	16,620	739,424
Furmanite Corp. (I)	10,590	82,814
Granite Construction, Inc.	9,792	372,292
Great Lakes Dredge & Dock Corp. (I)	15,169	129,847
Layne Christensen Company (I)(L)	6,748	64,376
MasTec, Inc. (I)	16,401	370,827
MYR Group, Inc. (I)	5,415	148,371
Northwest Pipe Company (I)	2,581	77,740
Orion Marine Group, Inc. (I)	7,398	81,748
Primoris Services Corp.	9,527	221,407
Tutor Perini Corp. (I)	9,334	224,669
		3,297,367

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment - 1.0%
AZZ, Inc.	6,406	$300,570
Capstone Turbine Corp. (I)(L)	96,117	71,059
Encore Wire Corp.	5,174	193,145
EnerSys	11,501	709,842
Enphase Energy, Inc. (I)(L)	4,585	65,520
Franklin Electric Company, Inc.	11,971	449,272
FuelCell Energy, Inc. (I)(L)	61,950	95,403
Generac Holdings, Inc. (I)	17,012	795,481
General Cable Corp.	12,200	181,780
Global Power Equipment Group, Inc.	4,654	64,272
GrafTech International, Ltd. (I)	30,454	154,097
LSI Industries, Inc.	7,009	47,591
Plug Power, Inc. (I)(L)	42,180	126,540
Polypore International, Inc. (I)	11,208	527,336
Powell Industries, Inc.	2,366	116,100
Power Solutions International, Inc. (I)(L)	1,102	56,874
PowerSecure International, Inc. (I)	6,027	70,215
Preformed Line Products Company	787	42,994
Thermon Group Holdings, Inc. (I)	8,057	194,899
Vicor Corp. (I)	4,121	49,864
		4,312,854
Industrial conglomerates - 0.1%
Raven Industries, Inc.	9,096	227,400
Machinery - 3.0%
Accuride Corp. (I)	11,100	48,174
Actuant Corp., Class A	16,235	442,241
Alamo Group, Inc.	1,840	89,130
Albany International Corp., Class A	7,046	267,678
Altra Industrial Motion Corp.	6,851	194,500
American Railcar Industries, Inc. (L)	2,346	120,819
Astec Industries, Inc.	4,729	185,897
Barnes Group, Inc.	13,587	502,855
Blount International, Inc. (I)	12,507	219,748
Briggs & Stratton Corp.	11,651	237,913
Chart Industries, Inc. (I)	7,639	261,254
CIRCOR International, Inc.	4,445	267,945
CLARCOR, Inc.	12,222	814,474
Columbus McKinnon Corp.	5,066	142,051
Commercial Vehicle Group, Inc. (I)	8,057	53,660
Douglas Dynamics, Inc.	5,643	120,929
Dynamic Materials Corp.	4,233	67,813
Energy Recovery, Inc. (I)(L)	11,287	59,482
EnPro Industries, Inc. (I)	5,694	357,355
ESCO Technologies, Inc.	6,700	247,230
Federal Signal Corp.	15,797	243,906
FreightCar America, Inc.	3,027	79,640
Global Brass & Copper Holdings, Inc.	5,704	75,065
Graham Corp.	2,663	76,615
Harsco Corp.	20,243	382,390
Hillenbrand, Inc.	15,738	542,961
Hurco Companies, Inc.	1,752	59,726
Hyster-Yale Materials Handling, Inc.	2,570	188,124
John Bean Technologies Corp.	7,291	239,582
Kadant, Inc.	2,777	118,550
LB Foster Company, Class A	2,556	124,145
Lindsay Corp. (L)	3,089	264,851
Lydall, Inc. (I)	4,275	140,306
Manitex International, Inc. (I)	3,950	50,205
Meritor, Inc. (I)	24,513	371,372
Miller Industries, Inc.	2,823	58,690
Mueller Industries, Inc.	14,085	480,862
Mueller Water Products, Inc., Class A	40,095	410,573

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
NN, Inc.	4,446	$91,410
Proto Labs, Inc. (I)	5,673	380,999
RBC Bearings, Inc.	5,818	375,436
Rexnord Corp. (I)	18,833	531,279
Standex International Corp.	3,198	247,077
Sun Hydraulics Corp.	5,570	219,347
Tennant Company	4,596	331,693
The ExOne Company (I)(L)	2,794	46,939
The Gorman-Rupp Company	4,726	151,799
The Greenbrier Companies, Inc. (L)	6,917	371,650
Titan International, Inc. (L)	11,303	120,151
TriMas Corp. (I)	11,344	354,954
Wabash National Corp. (I)	17,331	214,211
Watts Water Technologies, Inc., Class A	7,038	446,491
Woodward, Inc.	16,418	808,258
Xerium Technologies, Inc. (I)	3,477	54,867
		13,355,272
Marine - 0.1%
Knightsbridge Tankers, Ltd. (L)	8,584	38,886
Matson, Inc.	10,781	372,160
Navios Maritime Holdings, Inc. (L)	20,706	85,102
Safe Bulkers, Inc. (L)	9,992	39,069
Scorpio Bulkers, Inc. (I)	35,723	70,374
		605,591
Professional services - 1.4%
Acacia Research Corp.	12,655	214,376
Barrett Business Services, Inc.	2,094	57,376
CBIZ, Inc. (I)	10,200	87,312
CDI Corp.	3,531	62,534
CRA International, Inc. (I)	2,516	76,285
Exponent, Inc.	3,277	270,353
Franklin Covey Company (I)	2,786	53,937
FTI Consulting, Inc. (I)	10,241	395,610
GP Strategies Corp. (I)	3,633	123,268
Heidrick & Struggles International, Inc.	4,516	104,094
Huron Consulting Group, Inc. (I)	5,901	403,569
ICF International, Inc. (I)	5,046	206,785
Insperity, Inc.	5,685	192,665
Kelly Services, Inc., Class A	6,837	116,366
Kforce, Inc.	6,750	162,878
Korn/Ferry International (I)	12,470	358,637
Mistras Group, Inc. (I)	4,063	74,475
Navigant Consulting, Inc. (I)	12,362	190,004
On Assignment, Inc. (I)	13,623	452,147
Paylocity Holding Corp. (I)(L)	2,003	52,298
Pendrell Corp. (I)	41,472	57,231
Resources Connection, Inc.	9,660	158,907
RPX Corp. (I)	13,286	183,081
The Advisory Board Company (I)	9,173	449,294
The Corporate Executive Board Company	8,470	614,329
Trinet Group, Inc. (I)	3,954	123,681
TrueBlue, Inc. (I)	10,363	230,577
VSE Corp.	1,113	73,347
WageWorks, Inc. (I)	8,728	563,567
		6,108,983
Road and rail - 0.8%
ArcBest Corp.	6,520	302,332
Celadon Group, Inc.	5,241	118,918
FRP Holdings, Inc. (I)	1,668	65,402
Heartland Express, Inc.	13,569	366,499
Knight Transportation, Inc.	14,635	492,614

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Marten Transport, Ltd.	6,069	$132,668
P.A.M. Transportation Services, Inc. (I)	805	41,731
Quality Distribution, Inc. (I)	8,045	85,599
Roadrunner Transportation Systems, Inc. (I)	6,944	162,142
Saia, Inc. (I)	6,193	342,844
Swift Transportation Company (I)	21,319	610,363
Universal Truckload Services, Inc.	1,642	46,813
USA Truck, Inc. (I)	2,028	57,595
Werner Enterprises, Inc.	10,873	338,694
YRC Worldwide, Inc. (I)(L)	7,855	176,659
		3,340,873
Trading companies and distributors - 0.8%
Aceto Corp.	7,297	158,345
Aircastle, Ltd.	16,192	346,023
Applied Industrial Technologies, Inc.	10,301	469,623
Beacon Roofing Supply, Inc. (I)	12,354	343,441
CAI International, Inc. (I)	4,110	95,352
DXP Enterprises, Inc. (I)	3,226	163,010
H&E Equipment Services, Inc.	7,840	220,226
Houston Wire & Cable Company	4,441	53,070
Kaman Corp.	6,826	273,654
Rush Enterprises, Inc., Class A (I)	8,633	276,688
Stock Building Supply Holdings, Inc. (I)	4,105	62,889
TAL International Group, Inc. (I)	8,521	371,260
Textainer Group Holdings, Ltd.	5,401	185,362
Titan Machinery, Inc. (I)(L)	4,849	67,595
Watsco, Inc.	6,197	663,079
		3,749,617
Transportation infrastructure - 0.0%
Wesco Aircraft Holdings, Inc. (I)	13,230	184,955
		60,427,033
Information technology - 17.6%
Communications equipment - 1.6%
ADTRAN, Inc.	14,141	308,274
Alliance Fiber Optic Products, Inc.	3,043	44,154
Applied Optoelectronics, Inc. (I)(L)	4,314	48,403
Aruba Networks, Inc. (I)	26,772	486,715
Bel Fuse, Inc., Class B	2,674	73,107
Black Box Corp.	3,937	94,094
CalAmp Corp. (I)	9,116	166,823
Calix, Inc. (I)	10,409	104,298
Ciena Corp. (I)	26,333	511,124
Clearfield, Inc. (I)(L)	3,252	40,032
Comtech Telecommunications Corp.	3,885	122,455
Digi International, Inc. (I)	7,209	66,972
Emulex Corp. (I)	19,644	111,381
Extreme Networks, Inc. (I)	25,715	90,774
Finisar Corp. (I)	24,262	470,925
Harmonic, Inc. (I)	23,465	164,490
Infinera Corp. (I)	30,533	449,446
InterDigital, Inc.	10,141	536,459
Ixia (I)	14,564	163,845
KVH Industries, Inc. (I)	3,977	50,309
NETGEAR, Inc. (I)	9,158	325,842
Numerex Corp., Class A (I)	3,669	40,579
Oclaro, Inc. (I)	28,254	50,292
Plantronics, Inc.	10,433	553,158
Polycom, Inc. (I)	34,633	467,546
Procera Networks, Inc. (I)	6,874	49,424
Ruckus Wireless, Inc. (I)	16,259	195,433
ShoreTel, Inc. (I)	16,066	118,085

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
Sonus Networks, Inc. (I)	61,968	$246,013
Tessco Technologies, Inc.	1,629	47,241
Ubiquiti Networks, Inc. (L)	7,465	221,263
ViaSat, Inc. (I)(L)	10,306	649,587
		7,068,543
Electronic equipment, instruments and components - 2.6%
Agilysys, Inc. (I)	4,322	54,414
Anixter International, Inc. (I)	6,670	590,028
Badger Meter, Inc.	3,643	216,212
Belden, Inc.	10,797	850,912
Benchmark Electronics, Inc. (I)	13,507	343,618
Checkpoint Systems, Inc. (I)	10,457	143,575
Cognex Corp. (I)	21,553	890,785
Coherent, Inc. (I)	6,249	379,439
Control4 Corp. (I)	2,829	43,482
CTS Corp.	8,592	153,195
CUI Global, Inc. (I)	5,811	43,292
Daktronics, Inc.	9,454	118,270
DTS, Inc. (I)	4,254	130,811
Electro Rent Corp.	4,086	57,367
Electro Scientific Industries, Inc.	7,069	54,855
Fabrinet (I)	8,927	158,365
FARO Technologies, Inc. (I)	4,345	272,345
FEI Company	10,502	948,856
GSI Group, Inc. (I)	7,780	114,522
II-VI, Inc. (I)	13,172	179,798
Insight Enterprises, Inc. (I)	10,278	266,097
InvenSense, Inc. (I)(L)	17,819	289,737
Itron, Inc. (I)	9,858	416,895
KEMET Corp. (I)	13,435	56,427
Kimball Electronics, Inc. (I)	6,471	77,781
Littelfuse, Inc.	5,594	540,772
Maxwell Technologies, Inc. (I)	7,996	72,924
Mercury Systems, Inc. (I)	8,444	117,540
Mesa Laboratories, Inc.	734	56,746
Methode Electronics, Inc.	9,504	346,991
MTS Systems Corp.	3,799	285,039
Newport Corp. (I)	10,022	191,520
OSI Systems, Inc. (I)	4,999	353,779
Park Electrochemical Corp.	5,181	129,162
PC Connection, Inc.	2,481	60,909
Plexus Corp. (I)	8,500	350,285
RealD, Inc. (I)	9,911	116,950
Rofin-Sinar Technologies, Inc. (I)	6,985	200,958
Rogers Corp. (I)	4,540	369,738
Sanmina Corp. (I)	20,459	481,400
ScanSource, Inc. (I)	7,186	288,590
Speed Commerce, Inc. (I)	15,877	49,060
SYNNEX Corp.	6,988	546,182
TTM Technologies, Inc. (I)	13,684	103,041
Universal Display Corp. (I)(L)	10,179	282,467
Vishay Precision Group, Inc. (I)	3,198	54,878
		11,850,009
Internet software and services - 2.4%
Actua Corp. (I)	10,573	195,283
Angie’s List, Inc. (I)(L)	12,053	75,090
Bankrate, Inc. (I)	16,795	208,762
Bazaarvoice, Inc. (I)(L)	13,428	107,961
Blucora, Inc. (I)	10,676	147,863
Brightcove, Inc. (I)	10,085	78,461
Carbonite, Inc. (I)	5,313	75,817
ChannelAdvisor Corp. (I)	5,522	119,165

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Cimpress NV (I)	8,350	$624,914
comScore, Inc. (I)	8,694	403,662
Constant Contact, Inc. (I)	7,867	288,719
Cornerstone OnDemand, Inc. (I)	13,329	469,181
Cvent, Inc. (I)	4,509	125,531
Dealertrack Technologies, Inc. (I)	13,433	595,216
Demandware, Inc. (I)	7,535	433,564
Dice Holdings, Inc. (I)	9,723	97,327
Digital River, Inc. (I)	8,288	204,962
E2open, Inc. (I)	7,059	67,837
Earthlink Holdings Corp.	27,951	122,705
Endurance International
Group Holdings, Inc. (I)	7,574	139,589
Envestnet, Inc. (I)	8,560	420,638
Gogo, Inc. (I)(L)	14,423	238,412
GrubHub, Inc. (I)	2,202	79,977
GTT Communications, Inc. (I)	3,550	46,967
Internap Network Services Corp. (I)	14,363	114,329
IntraLinks Holdings, Inc. (I)	10,436	124,188
j2 Global, Inc.	11,928	739,536
Limelight Networks, Inc. (I)	18,451	51,109
Liquidity Services, Inc. (I)	7,132	58,268
LivePerson, Inc. (I)	13,603	191,802
LogMeIn, Inc. (I)	6,087	300,333
Marchex, Inc., Class B	10,320	47,369
Marin Software, Inc. (I)	7,834	66,276
Marketo, Inc. (I)	6,406	209,604
Monster Worldwide, Inc. (I)	24,334	112,423
NIC, Inc.	16,326	293,705
Perficient, Inc. (I)	8,731	162,659
Q2 Holdings, Inc. (I)	2,871	54,090
QuinStreet, Inc. (I)	11,460	69,562
RealNetworks, Inc. (I)	8,080	56,883
Reis, Inc.	2,067	54,093
Rocket Fuel, Inc. (I)(L)	4,928	79,439
SciQuest, Inc. (I)	7,465	107,869
Shutterstock, Inc. (I)	3,822	264,100
SPS Commerce, Inc. (I)	4,036	228,559
Stamps.com, Inc. (I)	3,570	171,324
TechTarget, Inc. (I)	5,008	56,941
Textura Corp. (I)(L)	4,680	133,240
TrueCar, Inc. (I)(L)	2,003	45,869
Trulia, Inc. (I)(L)	9,259	426,192
Unwired Planet, Inc. (I)	30,483	30,483
Web.com Group, Inc. (I)	13,049	247,801
WebMD Health Corp. (I)(L)	9,761	386,048
Wix.com, Ltd. (I)	3,764	79,044
XO Group, Inc. (I)	7,201	131,130
Xoom Corp. (I)	8,320	145,683
Zix Corp. (I)	17,961	64,660
		10,672,214
IT services - 2.5%
Acxiom Corp. (I)	19,293	391,069
Alliance Data Systems Corp. (I)	1,180	337,539
Blackhawk Network Holdings, Inc. (I)(L)	13,254	514,255
CACI International, Inc., Class A (I)	5,757	496,138
Cardtronics, Inc. (I)	11,167	430,823
Cass Information Systems, Inc.	2,931	156,076
Ciber, Inc. (I)	21,663	76,904
Convergys Corp.	25,140	512,102
CSG Systems International, Inc.	8,539	214,073
Datalink Corp. (I)	5,260	67,854
EPAM Systems, Inc. (I)	8,926	426,217

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Euronet Worldwide, Inc. (I)	12,772	$701,183
EVERTEC, Inc.	16,457	364,193
ExlService Holdings, Inc. (I)	8,222	236,054
Forrester Research, Inc.	2,714	106,823
Global Cash Access Holdings, Inc. (I)	16,526	118,161
Heartland Payment Systems, Inc.	8,903	480,317
iGATE Corp. (I)	9,268	365,901
Information Services Group, Inc. (I)	8,182	34,528
Lionbridge Technologies, Inc. (I)	17,047	98,020
Luxoft Holding, Inc. (I)	1,968	75,788
ManTech International Corp., Class A	6,067	183,405
MAXIMUS, Inc.	16,734	917,693
MoneyGram International, Inc. (I)	8,334	75,756
NeuStar, Inc., Class A (I)(L)	14,063	390,951
PRGX Global, Inc. (I)	9,225	52,767
Sapient Corp. (I)	28,555	710,448
Science Applications International Corp.	10,234	506,890
ServiceSource International, Inc. (I)(L)	18,963	88,747
Sykes Enterprises, Inc. (I)	9,932	233,104
Syntel, Inc. (I)	7,772	349,585
TeleTech Holdings, Inc. (I)	4,426	104,808
The Hackett Group, Inc.	6,843	60,150
Unisys Corp. (I)	12,822	377,993
Virtusa Corp. (I)	6,566	273,605
WEX, Inc. (I)	9,596	949,236
		11,479,156
Semiconductors and semiconductor equipment - 3.9%
Advanced Energy Industries, Inc. (I)	10,214	242,072
Alpha & Omega Semiconductor, Ltd. (I)	5,982	52,941
Ambarella, Inc. (I)(L)	7,140	362,141
Amkor Technology, Inc. (I)	21,535	152,899
Applied Micro Circuits Corp. (I)	20,007	130,446
Axcelis Technologies, Inc. (I)	30,484	78,039
Brooks Automation, Inc.	16,763	213,728
Cabot Microelectronics Corp. (I)	6,068	287,138
Cascade Microtech, Inc. (I)	3,409	49,805
Cavium, Inc. (I)	13,113	810,646
CEVA, Inc. (I)	5,267	95,543
Cirrus Logic, Inc. (I)	15,337	361,493
Cohu, Inc.	6,351	75,577
Cypress Semiconductor Corp. (I)(L)	39,569	565,045
Diodes, Inc. (I)	9,141	252,017
DSP Group, Inc. (I)	5,583	60,687
Entegris, Inc. (I)	34,907	461,121
Entropic Communications, Inc. (I)	24,794	62,729
Exar Corp. (I)	9,811	100,072
Fairchild Semiconductor International, Inc. (I)	31,020	523,618
FormFactor, Inc. (I)	13,679	117,639
Inphi Corp. (I)	7,895	145,900
Integrated Device Technology, Inc. (I)	33,065	648,074
Integrated Silicon Solution, Inc.	7,596	125,866
International Rectifier Corp. (I)	17,542	699,926
Intersil Corp., Class A	32,294	467,294
IXYS Corp.	6,123	77,150
Kopin Corp. (I)	18,741	67,842
Lattice Semiconductor Corp. (I)	29,513	203,345
M/A-COM Technology
Solutions Holdings, Inc. (I)	3,055	95,560
MaxLinear, Inc., Class A (I)	7,425	55,019
Micrel, Inc.	11,048	160,306
Microsemi Corp. (I)	23,478	666,306
MKS Instruments, Inc.	13,298	486,707
Monolithic Power Systems, Inc.	9,595	477,255

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Nanometrics, Inc. (I)	6,268	$105,428
NVE Corp. (I)	1,215	86,010
OmniVision Technologies, Inc. (I)	13,824	359,424
PDF Solutions, Inc. (I)	8,083	120,113
Pericom Semiconductor Corp. (I)	5,598	75,797
Photronics, Inc. (I)	15,263	126,836
PMC-Sierra, Inc. (I)	43,507	398,524
Power Integrations, Inc.	7,629	394,724
QuickLogic Corp. (I)(L)	16,201	50,871
Rambus, Inc. (I)	28,526	316,353
RF Micro Devices, Inc. (I)	70,910	1,176,397
Rudolph Technologies, Inc. (I)	8,787	89,891
Semtech Corp. (I)	16,863	464,913
Silicon Image, Inc. (I)	19,676	108,612
Silicon Laboratories, Inc. (I)	10,684	508,772
Spansion, Inc., Class A (I)	15,140	518,091
Synaptics, Inc. (I)	8,928	614,604
Tessera Technologies, Inc.	13,210	472,390
TriQuint Semiconductor, Inc. (I)	42,416	1,168,561
Ultra Clean Holdings, Inc. (I)	7,365	68,347
Ultratech, Inc. (I)	6,980	129,549
Veeco Instruments, Inc. (I)	10,046	350,404
Vitesse Semiconductor Corp. (I)	15,973	60,378
Xcerra Corp. (I)	13,154	120,491
		17,317,426
Software - 4.1%
ACI Worldwide, Inc. (I)	28,521	575,269
Actuate Corp. (I)	13,435	88,671
Advent Software, Inc.	12,898	395,195
American Software, Inc., Class A	6,177	56,272
Aspen Technology, Inc. (I)	23,082	808,332
AVG Technologies NV (I)	8,734	172,409
Barracuda Networks, Inc. (I)	1,995	71,501
Blackbaud, Inc.	11,570	500,518
Bottomline Technologies, Inc. (I)	9,869	249,488
BroadSoft, Inc. (I)	7,231	209,844
Callidus Software, Inc. (I)	11,632	189,951
CommVault Systems, Inc. (I)	11,831	611,544
Comverse, Inc. (I)	5,937	111,497
Digimarc Corp.	1,793	48,680
Ebix, Inc. (L)	7,660	130,143
Ellie Mae, Inc. (I)(L)	7,072	285,143
EnerNOC, Inc. (I)	6,750	104,288
Epiq Systems, Inc.	7,785	132,968
ePlus, Inc. (I)	1,298	98,246
Fair Isaac Corp.	7,988	577,532
FleetMatics Group PLC (I)(L)	9,342	331,548
Gigamon, Inc. (I)(L)	6,404	113,543
Glu Mobile, Inc. (I)(L)	23,623	92,130
Guidewire Software, Inc. (I)	17,036	862,533
Imperva, Inc. (I)	5,503	272,013
Infoblox, Inc. (I)	13,544	273,724
Interactive Intelligence Group, Inc. (I)	4,200	201,180
Jive Software, Inc. (I)	12,538	75,604
Kofax Ltd. (I)	18,592	130,702
Manhattan Associates, Inc. (I)	18,867	768,264
Mavenir Systems, Inc. (I)	3,406	46,185
Mentor Graphics Corp.	24,275	532,108
MicroStrategy, Inc., Class A (I)	2,275	369,460
Model N, Inc. (I)	5,466	58,049
Monotype Imaging Holdings, Inc.	9,903	285,503
NetScout Systems, Inc. (I)	9,134	333,756
Paycom Software, Inc. (I)	1,633	42,997

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Pegasystems, Inc.	8,915	$185,165
Progress Software Corp. (I)	12,903	348,639
Proofpoint, Inc. (I)	9,279	447,526
PROS Holdings, Inc. (I)	5,936	163,121
Qlik Technologies, Inc. (I)	22,477	694,315
Qualys, Inc. (I)	5,016	189,354
Rally Software Development Corp. (I)	7,442	84,616
RealPage, Inc. (I)	12,862	282,450
Rosetta Stone, Inc. (I)	6,141	59,936
Sapiens International Corp. NV (I)	6,722	49,541
Silver Spring Networks, Inc. (I)(L)	9,798	82,597
SS&C Technologies Holdings, Inc.	16,993	993,921
Synchronoss Technologies, Inc. (I)	8,845	370,252
Take-Two Interactive Software, Inc. (I)	20,931	586,696
Tangoe, Inc. (I)	9,765	127,238
TeleCommunication Systems, Inc., Class A (I)	16,965	52,931
Telenav, Inc. (I)	8,482	56,575
The Ultimate Software Group, Inc. (I)	7,078	1,039,157
TiVo, Inc. (I)	28,799	340,980
Tyler Technologies, Inc. (I)	8,237	901,457
Varonis Systems, Inc. (I)(L)	1,456	47,800
VASCO Data Security International, Inc. (I)(L)	7,380	208,190
Verint Systems, Inc. (I)	14,874	866,857
VirnetX Holding Corp. (I)(L)	12,579	69,059
Zendesk, Inc. (I)(L)	2,849	69,430
		18,524,593
Technology hardware, storage and peripherals - 0.5%
Cray, Inc. (I)	10,231	352,765
Dot Hill Systems Corp. (I)	16,039	70,892
Eastman Kodak Company (I)(L)	4,397	95,459
Electronics For Imaging, Inc. (I)	11,679	500,212
Immersion Corp. (I)	7,305	69,178
Intevac, Inc. (I)	5,892	45,781
Nimble Storage, Inc. (I)(L)	2,312	63,580
QLogic Corp. (I)	21,874	291,362
Quantum Corp. (I)	58,960	103,770
Silicon Graphics International Corp. (I)	9,475	107,826
Super Micro Computer, Inc. (I)	8,652	301,782
Violin Memory, Inc. (I)(L)	19,641	94,080
		2,096,687
		79,008,628
Materials - 4.5%
Chemicals - 2.2%
A. Schulman, Inc.	7,311	296,315
Advanced Emissions Solutions, Inc. (I)	5,560	126,712
American Vanguard Corp. (L)	7,833	91,019
Axiall Corp.	17,432	740,337
Balchem Corp.	7,623	507,997
Calgon Carbon Corp. (I)	13,344	277,288
Chase Corp.	1,686	60,679
Chemtura Corp. (I)	22,706	561,519
Ferro Corp. (I)	18,097	234,537
Flotek Industries, Inc. (I)	13,422	251,394
FutureFuel Corp.	5,556	72,339
Hawkins, Inc.	2,656	115,084
HB Fuller Company	12,552	558,941
Innophos Holdings, Inc.	5,479	320,248
Innospec, Inc.	6,104	260,641
Intrepid Potash, Inc. (I)(L)	14,042	194,903
KMG Chemicals, Inc.	2,658	53,160
Koppers Holdings, Inc.	5,097	132,420

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Kraton Performance Polymers, Inc. (I)	8,125	$168,919
Kronos Worldwide, Inc.	5,368	69,891
Landec Corp. (I)	6,710	92,665
LSB Industries, Inc. (I)	4,810	151,226
Minerals Technologies, Inc.	8,514	591,297
Olin Corp.	19,433	442,489
OM Group, Inc.	8,083	240,873
OMNOVA Solutions, Inc. (I)	12,605	102,605
PolyOne Corp.	23,277	882,431
Quaker Chemical Corp.	3,333	306,769
Rentech, Inc. (I)	66,976	84,390
Senomyx, Inc. (I)(L)	12,060	72,481
Sensient Technologies Corp.	12,264	740,010
Stepan Company	4,859	194,749
Trecora Resources (I)	5,444	80,027
Tredegar Corp.	6,287	141,395
Trinseo SA (I)	2,603	45,422
Tronox, Ltd., Class A	15,404	367,848
Zep, Inc.	6,103	92,460
		9,723,480
Construction materials - 0.1%
Headwaters, Inc. (I)	18,325	274,692
U.S. Concrete, Inc. (I)	3,624	103,103
United States Lime & Minerals, Inc.	494	35,993
		413,788
Containers and packaging - 0.5%
AEP Industries, Inc. (I)	1,116	64,895
Berry Plastics Group, Inc. (I)	22,132	698,265
Graphic Packaging Holding Company (I)	80,839	1,101,027
Myers Industries, Inc.	6,991	123,042
UFP Technologies, Inc. (I)	1,715	42,163
		2,029,392
Metals and mining - 1.0%
AK Steel Holding Corp. (I)(L)	44,091	261,901
AM Castle & Company (I)(L)	5,599	44,680
Ampco-Pittsburgh Corp.	2,316	44,583
Century Aluminum Company (I)	12,895	314,638
Coeur Mining, Inc. (I)(L)	28,058	143,376
Commercial Metals Company	29,258	476,613
Globe Specialty Metals, Inc.	16,030	276,197
Gold Resource Corp.	12,726	43,014
Handy & Harman, Ltd. (I)	1,223	56,295
Haynes International, Inc.	3,075	149,138
Hecla Mining Company	86,105	240,233
Horsehead Holding Corp. (I)	12,594	199,363
Kaiser Aluminum Corp.	4,523	323,078
Materion Corp.	5,102	179,743
Molycorp, Inc. (I)(L)	55,500	48,873
Noranda Aluminum Holding Corp.	12,609	44,384
Olympic Steel, Inc.	2,810	49,962
RTI International Metals, Inc. (I)	7,703	194,578
Schnitzer Steel Industries, Inc., Class A	6,605	149,009
Stillwater Mining Company (I)	30,047	442,893
SunCoke Energy, Inc.	17,501	338,469
Universal Stainless & Alloy Products, Inc. (I)	2,120	53,318
Worthington Industries, Inc.	12,690	381,842
		4,456,180
Paper and forest products - 0.7%
Boise Cascade Company (I)	9,873	366,782
Clearwater Paper Corp. (I)	5,115	350,633
Deltic Timber Corp.	2,758	188,647

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Paper and forest products (continued)
KapStone Paper and Packaging Corp.	21,057	$617,181
Louisiana-Pacific Corp. (I)	35,382	585,926
Neenah Paper, Inc.	4,170	251,326
PH Glatfelter Company	10,867	277,869
Resolute Forest Products, Inc. (I)	16,353	287,976
Schweitzer-Mauduit International, Inc.	7,646	323,426
Wausau Paper Corp.	10,589	120,397
		3,370,163
		19,993,003
Telecommunication services - 0.8%
Diversified telecommunication services - 0.7%
8x8, Inc. (I)	22,370	204,909
Atlantic Tele-Network, Inc.	2,357	159,310
Cincinnati Bell, Inc. (I)	52,925	168,831
Cogent Communications Group, Inc.	11,679	413,320
Consolidated
Communications Holdings, Inc. (L)	12,662	352,383
FairPoint Communications, Inc. (I)	5,583	79,334
General Communication, Inc., Class A (I)	8,885	122,169
Globalstar, Inc. (I)(L)	68,907	189,494
Hawaiian Telcom Holdco, Inc. (I)	2,791	76,948
IDT Corp., Class B	4,097	83,210
inContact, Inc. (I)	15,459	135,885
Inteliquent, Inc.	7,994	156,922
Intelsat SA (I)	6,845	118,829
Iridium Communications, Inc. (I)(L)	20,428	199,173
Lumos Networks Corp.	4,597	77,322
magicJack VocalTec, Ltd. (I)(L)	5,189	42,135
ORBCOMM, Inc. (I)	11,167	73,032
Premiere Global Services, Inc. (I)	12,036	127,822
Vonage Holdings Corp. (I)	43,902	167,267
		2,948,295
Wireless telecommunication services - 0.1%
Boingo Wireless, Inc. (I)	7,148	54,825
Leap Wireless International, Inc. (I)	14,224	35,844
RingCentral, Inc., Class A (I)	7,312	109,095
Shenandoah Telecommunications Company	6,023	188,219
Spok Holdings, Inc.	5,745	99,733
		487,716
		3,436,011
Utilities - 3.4%
Electric utilities - 1.3%
ALLETE, Inc.	10,619	585,532
Cleco Corp.	14,889	812,046
El Paso Electric Company	10,056	402,843
IDACORP, Inc.	12,373	818,969
MGE Energy, Inc.	8,678	395,804
NRG Yield, Inc., Class A	5,970	281,426
Otter Tail Corp.	9,168	283,841
PNM Resources, Inc.	19,978	591,948
Portland General Electric Company	19,308	730,422
The Empire District Electric Company	10,910	324,463
UIL Holdings Corp.	14,176	617,223
Unitil Corp.	3,484	127,758
		5,972,275
Gas utilities - 1.1%
Chesapeake Utilities Corp.	3,648	181,160
New Jersey Resources Corp.	10,379	635,195
Northwest Natural Gas Company	6,805	339,570

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Gas utilities (continued)
ONE Gas, Inc.	13,031	$537,138
Piedmont Natural Gas Company, Inc. (L)	19,401	764,593
South Jersey Industries, Inc.	8,269	487,292
Southwest Gas Corp.	11,422	705,994
The Laclede Group, Inc.	10,547	561,100
WGL Holdings, Inc.	12,748	696,296
		4,908,338
Independent power and renewable electricity producers - 0.4%
Abengoa Yield PLC	6,494	177,416
Atlantic Power Corp. (L)	33,488	90,752
Dynegy, Inc. (I)	29,929	908,345
Ormat Technologies, Inc.	4,463	121,304
Pattern Energy Group, Inc.	9,891	243,912
Terraform Power, Inc., Class A (L)	5,409	167,030
		1,708,759
Multi-utilities - 0.4%
Avista Corp.	15,078	533,007
Black Hills Corp.	11,189	593,465
NorthWestern Corp.	9,809	554,993
		1,681,465
Water utilities - 0.2%
American States Water Company	9,756	367,411
Artesian Resources Corp., Class A	2,548	57,559
California Water Service Group	11,977	294,754
Connecticut Water Service, Inc.	2,735	99,253
Middlesex Water Company	4,020	92,701
SJW Corp.	3,922	125,975
York Water Company	3,265	75,781
		1,113,434
		15,384,271
TOTAL COMMON STOCKS (Cost $287,379,958)		$437,205,861

RIGHTS - 0.0%
Cubist Pharmaceuticals, Inc. (Expiration Date:
12/31/2016; Strike Price: $10.75) (I)	12,814	513
TOTAL RIGHTS (Cost $28,479)		$513

WARRANTS - 0.0%
Imperial Holdings (Expiration
Date: 04/11/2019) (I)	1,261	948
Magnum Hunter Resources Corp. (Expiration
Date: 04/15/2016; Strike Price: $8.50) (I)(L)	4,505	213
TOTAL WARRANTS (Cost $0)		$1,161

SECURITIES LENDING COLLATERAL - 8.4%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	3,757,785	37,598,889
TOTAL SECURITIES LENDING
COLLATERAL (Cost $37,601,886)		$37,598,889

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 2.5%
Repurchase agreement - 2.5%
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $11,183,000 on 01/02/2015,
collateralized by $9,470,000 U.S. Treasury
Bonds, 3.750% due 11/15/2043 (valued at
$11,411,350, including interest)	$11,183,000	$11,183,000
TOTAL SHORT-TERM INVESTMENTS (Cost $11,183,000)		$11,183,000
Total Investments (Small Cap Index Trust)
(Cost $336,193,323) - 108.4%		$485,989,424
Other assets and liabilities, net - (8.4%)		(37,525,233)
TOTAL NET ASSETS - 100.0%		$448,464,191

Small Cap Opportunities Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.9%
Consumer discretionary - 13.7%
Auto components - 0.4%
Cooper Tire & Rubber Company	2,601	$90,100
Federal-Mogul Holdings Corp. (I)	840	13,516
Fuel Systems Solutions, Inc. (I)	778	8,511
Lear Corp.	5,766	565,529
Modine Manufacturing Company (I)	6,862	93,323
Motorcar Parts of America, Inc. (I)	855	26,582
Shiloh Industries, Inc. (I)	1,515	23,831
Spartan Motors, Inc.	7,540	39,660
Standard Motor Products, Inc.	3,972	151,413
Stoneridge, Inc. (I)	3,538	45,499
Strattec Security Corp.	924	76,304
Superior Industries International, Inc.	6,173	122,164
Sypris Solutions, Inc.	1,826	4,821
		1,261,253
Automobiles - 0.5%
Thor Industries, Inc.	25,099	1,402,281
Distributors - 0.1%
Core-Mark Holding Company, Inc.	3,952	244,747
VOXX International Corp. (I)	5,131	44,948
Weyco Group, Inc.	1,316	39,046
		328,741
Diversified consumer services - 0.7%
Apollo Education Group, Inc. (I)	1,506	51,370
Ascent Capital Group, Inc., Class A (I)	3,168	167,682
Bridgepoint Education, Inc. (I)	3,463	39,201
Career Education Corp. (I)	16,001	111,367
Carriage Services, Inc.	1,797	37,647
Graham Holdings Company, Class B	1,033	892,212
Lincoln Educational Services Corp.	1,100	3,102
National American University Holdings, Inc.	4,665	12,526
Regis Corp. (I)	8,945	149,918
Service Corp. International	12,988	294,828
Steiner Leisure, Ltd. (I)	996	46,025
Universal Technical Institute, Inc.	3,087	30,376
		1,836,254
Hotels, restaurants and leisure - 4.1%
Ambassadors Group, Inc. (I)	4,023	10,058

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Ark Restaurants Corp.	64	$1,442
Belmond, Ltd., Class A (I)	12,313	152,312
Biglari Holdings, Inc. (I)	376	150,216
BJ’s Restaurants, Inc. (I)	2,755	138,329
Bob Evans Farms, Inc.	2,216	113,415
Brinker International, Inc.	26,097	1,531,633
Canterbury Park Holding Corp. (I)	200	1,856
Churchill Downs, Inc.	2,448	233,294
Cracker Barrel Old Country Store, Inc.	11,960	1,683,490
DineEquity, Inc.	2,804	290,607
Dover Motorsports, Inc.	400	1,044
Frisch’s Restaurants, Inc.	1,329	35,617
Gaming Partners International Corp. (I)	800	6,728
International Speedway Corp., Class A	4,386	138,817
Interval Leisure Group, Inc.	62	1,295
Isle of Capri Casinos, Inc. (I)	138	1,155
Life Time Fitness, Inc. (I)	1,487	84,194
Luby’s, Inc. (I)	6,251	28,442
Marriott Vacations Worldwide Corp.	7,054	525,805
Monarch Casino & Resort, Inc. (I)	1,278	21,202
Papa John’s International, Inc.	34,217	1,909,309
Penn National Gaming, Inc. (I)	16,888	231,872
RCI Hospitality Holdings, Inc. (I)	2,439	24,439
Red Lion Hotels Corp. (I)	3,000	19,020
Red Robin Gourmet Burgers, Inc. (I)	21,166	1,629,253
Ruby Tuesday, Inc. (I)	9,400	64,296
Sonic Corp.	63,231	1,721,780
Speedway Motorsports, Inc.	7,031	153,768
The Marcus Corp.	3,816	70,634
The Wendy’s Company	50,737	458,155
		11,433,477
Household durables - 1.7%
Bassett Furniture Industries, Inc.	2,333	45,517
Beazer Homes USA, Inc. (I)	62,746	1,214,763
Cavco Industries, Inc. (I)	606	48,038
CSS Industries, Inc.	976	26,977
Emerson Radio Corp.	4,869	5,112
Ethan Allen Interiors, Inc.	1,271	39,363
Flexsteel Industries, Inc.	1,750	56,438
Helen of Troy, Ltd. (I)	6,044	393,223
Hooker Furniture Corp.	2,555	43,869
La-Z-Boy, Inc.	58,142	1,560,531
Lennar Corp., Class B	966	34,882
Lifetime Brands, Inc.	2,931	50,413
M/I Homes, Inc. (I)	2,195	50,397
MDC Holdings, Inc.	2,843	75,254
Meritage Homes Corp. (I)	1,652	59,455
NACCO Industries, Inc., Class A	1,100	65,296
PulteGroup, Inc.	23,568	505,769
Skullcandy, Inc. (I)	5,061	46,511
Skyline Corp. (I)	1,252	5,071
Standard Pacific Corp. (I)	4,889	35,641
Stanley Furniture Company, Inc. (I)	2,340	6,412
The Ryland Group, Inc.	3,752	144,677
Toll Brothers, Inc. (I)	5,593	191,672
Universal Electronics, Inc. (I)	1,910	124,207
		4,829,488
Internet and catalog retail - 0.1%
1-800-Flowers.com, Inc., Class A (I)	4,819	39,709
Geeknet, Inc. (I)	1,183	9,795
Liberty Tripadvisor Holdings, Inc., Class A (I)	1,885	50,707
Liberty Ventures, Series A (I)	2,236	84,342

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet and catalog retail (continued)
Shutterfly, Inc. (I)	807	$33,648
		218,201
Leisure products - 0.1%
Callaway Golf Company	14,553	112,058
Escalade, Inc.	3,529	53,253
JAKKS Pacific, Inc. (I)(L)	2,278	15,490
Johnson Outdoors, Inc., Class A	2,170	67,704
		248,505
Media - 1.0%
AH Belo Corp., Class A	4,238	43,990
Ballantyne Strong, Inc. (I)	1,114	4,579
Beasley Broadcasting Group, Inc., Class A	502	2,565
Cumulus Media, Inc., Class A (I)	15,145	64,063
Entercom Communications Corp., Class A (I)	7,530	91,565
Gannett Company, Inc.	13,520	431,694
Gray Television, Inc. (I)	10,200	114,240
Harte-Hanks, Inc.	8,315	64,358
John Wiley & Sons, Inc., Class A	1,531	90,696
Journal Communications, Inc., Class A (I)	8,698	99,418
Meredith Corp.	2,270	123,306
Nexstar Broadcasting Group, Inc., Class A	25,335	1,312,100
Radio One, Inc., Class D (I)	2,400	4,008
Salem Communications Corp., Class A	4,439	34,713
Scholastic Corp.	1,457	53,064
Sizmek, Inc. (I)	2,300	14,398
The EW Scripps Company, Class A (I)	6,715	150,080
The McClatchy Company, Class A (I)	8,440	28,021
Time, Inc.	310	7,629
		2,734,487
Multiline retail - 0.2%
Dillard’s, Inc., Class A	3,408	426,613
Fred’s, Inc., Class A	6,647	115,724
Gordmans Stores, Inc. (I)(L)	3,030	8,272
		550,609
Specialty retail - 3.8%
Aaron’s, Inc.	16,868	515,655
Abercrombie & Fitch Company, Class A	3,400	97,376
America’s Car-Mart, Inc. (I)	846	45,159
American Eagle Outfitters, Inc. (L)	1,997	27,718
ANN, Inc. (I)	34,051	1,242,180
Barnes & Noble, Inc. (I)	9,769	226,836
bebe stores, Inc.	7,863	17,220
Big 5 Sporting Goods Corp.	1,104	16,152
Books-A-Million, Inc. (I)	3,850	6,584
Brown Shoe Company, Inc.	7,015	225,532
Build-A-Bear Workshop, Inc. (I)	3,889	78,169
Chico’s FAS, Inc.	10,281	166,655
Christopher & Banks Corp. (I)	488	2,786
Citi Trends, Inc. (I)	3,741	94,460
Conn’s, Inc. (I)	76	1,420
GameStop Corp., Class A (L)	9,351	316,064
Genesco, Inc. (I)	1,798	137,763
GNC Holdings, Inc., Class A	24,131	1,133,192
Group 1 Automotive, Inc.	4,596	411,894
Guess?, Inc.	503	10,603
Haverty Furniture Companies, Inc.	3,990	87,820
hhgregg, Inc. (I)(L)	2,951	22,339
MarineMax, Inc. (I)	4,789	96,019
New York & Company, Inc. (I)	5,638	14,884
Office Depot, Inc. (I)	31,041	266,177
Penske Automotive Group, Inc.	36,564	1,794,195

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Perfumania Holdings, Inc. (I)	848	$5,190
Pier 1 Imports, Inc.	47,711	734,749
Rent-A-Center, Inc.	7,876	286,056
Shoe Carnival, Inc.	3,229	82,953
Sonic Automotive, Inc., Class A	1,811	48,969
Stage Stores, Inc.	5,877	121,654
Stein Mart, Inc.	4,251	62,150
Systemax, Inc. (I)	8,734	117,909
Tandy Leather Factory, Inc.	1,690	15,261
The Cato Corp., Class A	1,957	82,546
The Children’s Place Retail Stores, Inc.	621	35,397
The Finish Line, Inc., Class A	3,829	93,083
The Men’s Wearhouse, Inc.	7,100	313,465
The Michaels Companies, Inc. (I)	61,601	1,523,393
The Pep Boys - Manny, Moe & Jack (I)	11,993	117,771
Trans World Entertainment Corp.	6,243	20,539
Vitamin Shoppe, Inc. (I)	51	2,478
West Marine, Inc. (I)	5,421	70,039
Zumiez, Inc. (I)	400	15,452
		10,803,906
Textiles, apparel and luxury goods - 1.0%
Charles & Colvard, Ltd. (I)	3,400	6,256
Columbia Sportswear Company	39,026	1,738,218
Crocs, Inc. (I)	930	11,616
Culp, Inc.	1,603	34,753
Delta Apparel, Inc. (I)	500	5,090
G-III Apparel Group, Ltd. (I)	1,383	139,697
Iconix Brand Group, Inc. (I)	8,941	302,116
Lakeland Industries, Inc. (I)	1,110	10,401
Movado Group, Inc.	3,138	89,025
Peace Mark Holdings, Ltd. (I)	464,000	0
Perry Ellis International, Inc. (I)	2,800	72,604
Rocky Brands, Inc.	1,478	19,598
Skechers U.S.A., Inc., Class A (I)	4,166	230,172
Superior Uniform Group, Inc.	1,713	50,311
Unifi, Inc. (I)	3,647	108,425
Wolverine World Wide, Inc.	1,448	42,673
		2,860,955
		38,508,157
Consumer staples - 2.3%
Beverages - 0.1%
Coca-Cola Bottling Company Consolidated	1,135	99,914
Craft Brew Alliance, Inc. (I)	2,909	38,806
MGP Ingredients, Inc.	2,764	43,837
		182,557
Food and staples retailing - 0.8%
Casey’s General Stores, Inc.	552	49,857
Ingles Markets, Inc., Class A	3,007	111,530
SpartanNash Company	6,227	162,774
The Andersons, Inc.	3,784	201,082
The Pantry, Inc. (I)	5,400	200,124
United Natural Foods, Inc. (I)	16,435	1,270,836
Village Super Market, Inc., Class A	685	18,748
Weis Markets, Inc.	5,260	251,533
		2,266,484
Food products - 1.2%
Alico, Inc.	341	17,060
Boulder Brands, Inc. (I)	2,867	31,709
Cal-Maine Foods, Inc. (L)	3,688	143,943
Chiquita Brands International, Inc. (I)	7,667	110,865

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Darling International, Inc. (I)	5,913	$107,380
Dean Foods Company	3,317	64,283
Diamond Foods, Inc. (I)	197	5,561
Farmer Brothers Company (I)	1,033	30,422
Fresh Del Monte Produce, Inc. (L)	9,412	315,773
Ingredion, Inc.	3,805	322,816
John B. Sanfilippo & Son, Inc.	2,004	91,182
Omega Protein Corp. (I)	4,487	47,428
Pinnacle Foods, Inc.	4,024	142,047
Post Holdings, Inc. (I)	6,222	260,640
Sanderson Farms, Inc. (L)	2,059	173,007
Seaboard Corp. (I)	58	243,481
Seneca Foods Corp., Class A (I)	1,409	38,085
Snyder’s-Lance, Inc.	6,364	194,420
TreeHouse Foods, Inc. (I)	13,610	1,164,063
		3,504,165
Household products - 0.1%
Central Garden & Pet Company (I)	2,553	22,415
Central Garden & Pet Company, Class A (I)	7,962	76,037
Ener1, Inc. (I)	28	0
Oil-Dri Corp. of America	531	17,327
Orchids Paper Products Company	1,176	34,233
		150,012
Personal products - 0.0%
CCA Industries, Inc. (I)	1,277	4,278
Inter Parfums, Inc.	1,132	31,073
Mannatech, Inc. (I)	276	7,355
Natural Alternatives International, Inc. (I)	200	1,070
Nutraceutical International Corp. (I)	2,093	45,125
		88,901
Tobacco - 0.1%
Alliance One International, Inc. (I)	14,184	22,411
Universal Corp.	3,597	158,196
		180,607
		6,372,726
Energy - 5.7%
Energy equipment and services - 2.7%
Atwood Oceanics, Inc.	6,364	180,547
Basic Energy Services, Inc. (I)	9,528	66,791
Bristow Group, Inc.	5,929	390,069
C&J Energy Services, Inc. (I)	1,651	21,810
Dawson Geophysical Company	1,653	20,216
Diamond Offshore Drilling, Inc. (L)	383	14,060
ENGlobal Corp. (I)	4,600	8,740
Era Group, Inc. (I)	4,560	96,444
Exterran Holdings, Inc.	12,331	401,744
Forbes Energy Services, Ltd. (I)	5,164	6,248
Forum Energy Technologies, Inc. (I)	41,593	862,223
Gulf Island Fabrication, Inc.	3,019	58,538
Gulfmark Offshore, Inc., Class A (L)	5,053	123,394
Helix Energy Solutions Group, Inc. (I)	64,401	1,397,502
Hercules Offshore, Inc. (I)(L)	20,985	20,985
Hornbeck Offshore Services, Inc. (I)	5,300	132,341
Key Energy Services, Inc. (I)	30,610	51,119
Matrix Service Company (I)	2,731	60,956
McDermott International, Inc. (I)	20,409	59,390
Mitcham Industries, Inc. (I)	2,431	14,416
Nabors Industries, Ltd.	34,704	450,458
Natural Gas Services Group, Inc. (I)	2,620	60,365
Newpark Resources, Inc. (I)	12,359	117,905

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Noble Corp. PLC	6,354	$105,286
Nuverra Environmental Solutions, Inc. (I)	37	205
Oil States International, Inc. (I)	1,067	52,176
Pacific Drilling SA (I)	34,499	160,075
Parker Drilling Company (I)	22,288	68,424
Patterson-UTI Energy, Inc.	23,683	392,901
PHI, Inc. (I)	443	15,620
PHI, Inc. (I)	3,660	136,884
Pioneer Energy Services Corp. (I)	13,400	74,236
Precision Drilling Corp. (L)	53,575	324,665
Rowan Companies PLC, Class A	15,569	363,069
SEACOR Holdings, Inc. (I)	3,829	282,618
Superior Energy Services, Inc.	15,724	316,839
Tesco Corp.	9,436	120,970
TETRA Technologies, Inc. (I)	11,674	77,982
TGC Industries, Inc. (I)	2,555	5,519
Tidewater, Inc.	8,035	260,414
Unit Corp. (I)	9,506	324,155
Willbros Group, Inc. (I)	7,146	44,805
		7,743,104
Oil, gas and consumable fuels - 3.0%
Adams Resources & Energy, Inc.	724	36,164
Alon USA Energy, Inc.	7,477	94,734
Alpha Natural Resources, Inc. (I)(L)	17,721	29,594
Approach Resources, Inc. (I)	366	2,339
Bill Barrett Corp. (I)	4,721	53,772
Bonanza Creek Energy, Inc. (I)	3,889	93,336
Callon Petroleum Company (I)	9,369	51,061
Carrizo Oil & Gas, Inc. (I)	3,951	164,362
Clayton Williams Energy, Inc. (I)	1,167	74,455
Cloud Peak Energy, Inc. (I)	3,741	34,342
Comstock Resources, Inc. (L)	9,273	63,149
Contango Oil & Gas Company (I)	3,786	110,703
CVR Energy, Inc.	207	8,013
Delek US Holdings, Inc.	9,835	268,299
Denbury Resources, Inc.	38,287	311,273
DHT Holdings, Inc.	1,653	12,083
Energy XXI, Ltd. (L)	22,008	71,746
Escalera Resources Company (I)	2,117	1,101
GasLog, Ltd. (L)	1,604	32,641
Gastar Exploration, Inc. (I)	1,880	4,531
Green Plains, Inc.	7,544	186,940
Harvest Natural Resources, Inc. (I)	5,978	10,820
Matador Resources Company (I)	2,000	40,460
Miller Energy Resources, Inc. (I)	13	16
Newfield Exploration Company (I)	23,906	648,331
Northern Oil and Gas, Inc. (I)(L)	14,231	80,405
Oasis Petroleum, Inc. (I)	597	9,874
Overseas Shipholding Group, Inc. (I)	4,700	25,850
Panhandle Oil and Gas, Inc., Class A	2,510	58,433
PBF Energy, Inc., Class A	1,168	31,116
PDC Energy, Inc. (I)	3,720	153,524
Peabody Energy Corp. (L)	27,624	213,810
Penn Virginia Corp. (I)(L)	14,914	99,626
QEP Resources, Inc.	27,153	549,034
Renewable Energy Group, Inc. (I)	2,214	21,498
Rex Energy Corp. (I)(L)	5,655	28,841
Rosetta Resources, Inc. (I)	22,071	492,404
SandRidge Energy, Inc. (I)(L)	88,358	160,812
Scorpio Tankers, Inc.	164,488	1,429,401
SemGroup Corp., Class A	18,887	1,291,682
Ship Finance International, Ltd.	1,300	18,356
SM Energy Company	895	34,529

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Stone Energy Corp. (I)	9,615	$162,301
Swift Energy Company (I)(L)	6,984	28,285
Triangle Petroleum Corp. (I)(L)	2,529	12,089
Ultra Petroleum Corp. (I)(L)	57,838	761,148
VAALCO Energy, Inc. (I)	8,997	41,026
W&T Offshore, Inc. (L)	8,147	59,799
Warren Resources, Inc. (I)	16,948	27,286
Western Refining, Inc.	3,999	151,082
Whiting Petroleum Corp. (I)	387	12,771
World Fuel Services Corp.	264	12,390
WPX Energy, Inc. (I)	6,075	70,652
		8,442,289
		16,185,393
Financials - 22.9%
Banks - 7.9%
1st Source Corp.	3,630	124,545
Access National Corp.	1,661	28,121
American National Bankshares, Inc.	1,848	45,849
American River Bankshares (I)	2,249	21,186
Ameris Bancorp	3,287	84,279
Associated Banc-Corp.	23,411	436,147
BancFirst Corp.	1,402	88,873
BancorpSouth, Inc.	8,702	195,882
Bank of Commerce Holdings	3,606	21,528
Bank of Kentucky Financial Corp.	1,208	58,310
Banner Corp.	2,172	93,439
Bar Harbor Bankshares	1,000	32,000
BBCN Bancorp, Inc.	8,868	127,522
BCB Bancorp, Inc.	1,477	17,325
Boston Private Financial Holdings, Inc.	9,773	131,642
Bridge Capital Holdings (I)	162	3,626
Bryn Mawr Bank Corp.	1,969	61,630
C&F Financial Corp.	627	24,917
Camden National Corp.	1,148	45,736
Capital Bank Financial Corp., Class A (I)	377	10,104
Capital City Bank Group, Inc.	3,946	61,321
Cardinal Financial Corp.	4,331	85,884
Cathay General Bancorp	9,018	230,771
Centerstate Banks, Inc.	3,102	36,945
Central Pacific Financial Corp.	3,754	80,711
Century Bancorp, Inc., Class A	836	33,490
Chemical Financial Corp.	3,570	109,385
Chemung Financial Corp.	966	26,749
City Holding Company	2,400	111,672
CNB Financial Corp.	1,962	36,297
CoBiz Financial, Inc.	5,646	74,132
Columbia Banking System, Inc.	4,112	113,532
Community Bank Systems, Inc.	3,485	132,883
Community Trust Bancorp, Inc.	2,447	89,585
CVB Financial Corp.	89,386	1,431,964
East West Bancorp, Inc.	41,906	1,622,181
Eastern Virginia Bankshares, Inc. (I)	2,996	19,384
Enterprise Bancorp, Inc.	236	5,959
Enterprise Financial Services Corp.	2,969	58,578
Farmers Capital Bank Corp. (I)	1,551	36,123
Fidelity Southern Corp.	3,081	49,635
Financial Institutions, Inc.	1,481	37,247
First BanCorp (I)	40,964	240,459
First Bancorp North Carolina	4,396	81,194
First Bancorp, Inc.	1,769	32,001
First Busey Corp.	12,619	82,150
First Business Financial Services, Inc.	683	32,723

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Citizens BancShares, Inc., Class A	806	$203,749
First Commonwealth Financial Corp.	15,940	146,967
First Community Bancshares, Inc.	4,630	76,256
First Connecticut Bancorp, Inc.	3,963	64,676
First Financial Bancorp	4,968	92,355
First Financial Corp.	1,877	66,859
First Interstate Bancsystem, Inc., Class A	1,660	46,181
First Merchants Corp.	4,679	106,447
First Midwest Bancorp, Inc.	7,500	128,325
First Niagara Financial Group, Inc.	49,532	417,555
First South Bancorp, Inc.	1,628	12,959
FirstMerit Corp.	3,496	66,039
Flushing Financial Corp.	4,247	86,087
FNB Corp.	13,613	181,325
Fulton Financial Corp.	18,259	225,681
German American Bancorp, Inc.	1,901	58,019
Glacier Bancorp, Inc.	52,802	1,466,312
Great Southern Bancorp, Inc.	2,054	81,482
Guaranty Bancorp	3,284	47,421
Hancock Holding Company	2,418	74,233
Hanmi Financial Corp.	4,672	101,896
Heartland Financial USA, Inc.	2,428	65,799
Heritage Commerce Corp.	2,996	26,455
Heritage Financial Corp.	1,481	25,992
Horizon Bancorp	1,444	37,746
Hudson Valley Holding Corp.	2,926	79,470
Iberiabank Corp.	22,940	1,487,659
Independent Bank Corp. (MA) (L)	2,831	121,195
Independent Bank Corp. (MI)	206	2,688
International Bancshares Corp.	8,607	228,430
Intervest Bancshares Corp.	1,311	13,176
Lakeland Bancorp, Inc.	4,261	49,854
Lakeland Financial Corp.	2,332	101,372
LNB Bancorp, Inc.	2,266	40,856
Macatawa Bank Corp.	8,394	45,663
MainSource Financial Group, Inc.	4,125	86,295
MB Financial, Inc.	9,932	326,366
MBT Financial Corp. (I)	3,223	16,083
Mercantile Bank Corp.	1,266	26,611
Merchants Bancshares, Inc.	1,017	31,151
Metro Bancorp, Inc. (I)	2,159	55,961
MidSouth Bancorp, Inc.	1,822	31,593
MidWestOne Financial Group, Inc.	1,343	38,692
National Bank Holdings Corp., Class A	117	2,271
National Penn Bancshares, Inc.	21,597	227,308
NBT Bancorp, Inc.	3,823	100,430
NewBridge Bancorp (I)	2,707	23,578
Northrim BanCorp, Inc.	1,530	40,147
Norwood Financial Corp.	792	23,008
OFG Bancorp	6,515	108,475
Old National Bancorp	8,638	128,533
Old Second Bancorp, Inc. (I)	2,721	14,612
Pacific Continental Corp.	2,749	38,981
Pacific Mercantile Bancorp (I)	2,510	17,670
Pacific Premier Bancorp, Inc. (I)	2,434	42,181
PacWest Bancorp	32,941	1,497,498
Park Sterling Corp.	10,501	77,182
Peapack Gladstone Financial Corp.	1,625	30,160
Penns Woods Bancorp, Inc.	792	39,014
Peoples Bancorp, Inc.	2,153	55,827
Pinnacle Financial Partners, Inc.	5,876	232,337
Preferred Bank	1,883	52,517
Premier Financial Bancorp, Inc.	2,052	31,970

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
PrivateBancorp, Inc.	6,906	$230,660
Prosperity Bancshares, Inc.	1,877	103,911
QCR Holdings, Inc.	1,521	27,439
Renasant Corp.	4,209	121,766
Republic Bancorp, Inc., Class A	4,422	109,312
Republic First Bancorp, Inc. (I)	3,612	13,545
S&T Bancorp, Inc.	4,287	127,795
Sandy Spring Bancorp, Inc.	3,480	90,758
Shore Bancshares, Inc. (I)	2,225	20,693
Sierra Bancorp	2,175	38,193
Simmons First National Corp., Class A	2,414	98,129
South State Corp.	468	31,393
Southern Community Financial Corp. (I)	3,274	720
Southern National Bancorp of Virginia, Inc.	1,959	22,137
Southside Bancshares, Inc.	598	17,288
Southwest Bancorp, Inc.	4,604	79,925
Sterling Bancorp	3,771	54,227
Stock Yards Bancorp, Inc.	2,115	70,514
Suffolk Bancorp	1,938	44,012
Sun Bancorp, Inc. (I)	792	15,365
Susquehanna Bancshares, Inc.	34,060	457,426
Synovus Financial Corp.	5,002	135,504
TCF Financial Corp.	11,582	184,038
The Bancorp, Inc. (I)	3,062	33,345
Tompkins Financial Corp.	2,251	124,480
Towne Bank (L)	2,772	41,913
Trico Bancshares	2,049	50,610
Trustmark Corp.	5,808	142,528
UMB Financial Corp.	981	55,809
Umpqua Holdings Corp.	9,064	154,179
Union Bankshares Corp.	6,132	147,659
Union Bankshares, Inc.	798	19,264
United Bankshares, Inc.	2,366	88,607
United Community Banks, Inc.	782	14,811
Univest Corp. of Pennsylvania	3,806	77,033
Valley National Bancorp	1,268	12,312
ViewPoint Financial Group, Inc. (I)	3,326	79,325
Washington Trust Bancorp, Inc.	2,598	104,388
Webster Financial Corp.	4,814	156,599
WesBanco, Inc.	4,870	169,476
West Bancorp, Inc.	2,345	39,912
Western Alliance Bancorp (I)	56,676	1,575,593
Wintrust Financial Corp.	7,349	343,639
Zions Bancorporation	22,683	646,692
		22,252,170
Capital markets - 2.7%
Calamos Asset Management, Inc., Class A	4,844	64,522
Cowen Group, Inc., Class A (I)	27,926	134,045
E*TRADE Financial Corp. (I)	107,175	2,599,530
Evercore Partners, Inc., Class A	25,256	1,322,657
GFI Group, Inc.	19,435	105,921
Interactive Brokers Group, Inc., Class A	3,648	106,376
INTL. FCStone, Inc. (I)	4,806	98,859
Investment Technology Group, Inc. (I)	2,461	51,238
Janus Capital Group, Inc. (L)	120,843	1,949,198
JMP Group, Inc.	4,808	36,637
KCG Holdings, Inc., Class A (I)	266	3,099
Legg Mason, Inc.	20,082	1,071,776
Oppenheimer Holdings, Inc., Class A	3,213	74,702
Piper Jaffray Companies (I)	800	46,472
SWS Group, Inc. (I)(L)	6,700	46,297
		7,711,329

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Consumer finance - 0.2%
Asta Funding, Inc. (I)	2,925	$25,594
Cash America International, Inc.	3,600	81,432
Encore Capital Group, Inc. (I)	2,320	103,008
Imperial Holdings, Inc. (I)	4,663	30,403
Navient Corp.	4,149	89,660
Nelnet, Inc., Class A	4,156	192,547
Nicholas Financial, Inc. (I)	75	1,118
The First Marblehead Corp. (I)	834	4,962
		528,724
Diversified financial services - 0.7%
California First National Bancorp	1,653	23,572
Marlin Business Services Corp.	1,698	34,860
MicroFinancial, Inc.	2,519	25,706
NewStar Financial, Inc. (I)	11,166	142,925
PHH Corp. (I)	10,506	251,724
PICO Holdings, Inc. (I)	5,428	102,318
Resource America, Inc., Class A	3,450	31,188
The NASDAQ OMX Group, Inc.	24,874	1,192,957
		1,805,250
Insurance - 7.2%
Alleghany Corp. (I)	1,828	847,278
Allied World Assurance Company Holdings AG	14,175	537,516
Ambac Financial Group, Inc. (I)	1,384	33,908
American Equity Investment Life
Holding Company	12,334	360,029
American Financial Group, Inc.	37,177	2,257,387
American Independence Corp. (I)	1,482	14,613
American National Insurance Company	3,816	436,016
AMERISAFE, Inc.	2,629	111,364
Arch Capital Group, Ltd. (I)	2,382	140,776
Argo Group International Holdings, Ltd.	5,107	283,285
Aspen Insurance Holdings, Ltd.	11,100	485,847
Assurant, Inc.	11,377	778,528
Assured Guaranty, Ltd.	29,501	766,731
Axis Capital Holdings, Ltd.	15,915	813,097
Baldwin & Lyons, Inc., Class B	2,973	76,644
CNO Financial Group, Inc.	40,256	693,208
Donegal Group, Inc., Class A	4,559	72,853
EMC Insurance Group, Inc.	3,026	107,302
Employers Holdings, Inc.	2,717	63,877
Endurance Specialty Holdings, Ltd.	7,972	477,044
Enstar Group, Ltd. (I)	1,114	170,319
Everest Re Group, Ltd.	846	144,074
FBL Financial Group, Inc., Class A	4,766	276,571
Federated National Holding Company	1,090	26,334
First Acceptance Corp. (I)	7,986	20,364
First American Financial Corp.	18,553	628,947
Global Indemnity PLC (I)	2,945	83,550
Greenlight Capital Re, Ltd., Class A (I)	2,616	85,412
Hallmark Financial Services, Inc. (I)	4,008	48,457
HCC Insurance Holdings, Inc.	5,073	271,507
Horace Mann Educators Corp.	7,361	244,238
Independence Holding Company	3,958	55,214
Investors Title Company	438	31,694
Kemper Corp.	10,243	369,875
Maiden Holdings, Ltd.	14,084	180,134
MBIA, Inc. (I)	22,405	213,744
Meadowbrook Insurance Group, Inc.	8,411	71,157
Mercury General Corp.	529	29,978
Montpelier Re Holdings, Ltd.	3,588	128,522
National Western Life Insurance
Company, Class A	888	239,094

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Old Republic International Corp.	19,786	$289,469
OneBeacon Insurance Group, Ltd., Class A	2,200	35,640
PartnerRe, Ltd.	6,393	729,633
Platinum Underwriters Holdings, Ltd.	5,400	396,468
ProAssurance Corp.	2,367	106,870
Protective Life Corp.	12,075	841,024
Reinsurance Group of America, Inc.	5,491	481,121
RenaissanceRe Holdings, Ltd. (L)	1,923	186,954
Safety Insurance Group, Inc.	2,275	145,623
Selective Insurance Group, Inc.	5,508	149,652
StanCorp Financial Group, Inc.	24,705	1,725,891
State Auto Financial Corp.	4,187	93,035
Stewart Information Services Corp.	4,753	176,051
Symetra Financial Corp.	20,782	479,025
The Hanover Insurance Group, Inc.	7,058	503,377
The Navigators Group, Inc. (I)	2,644	193,911
The Phoenix Companies, Inc. (I)	1,081	74,448
United Fire Group, Inc.	2,908	86,455
Universal Insurance Holdings, Inc.	2,064	42,209
Validus Holdings, Ltd.	13,176	547,595
W.R. Berkley Corp.	6,037	309,457
White Mountains Insurance Group, Ltd.	96	60,491
		20,330,887
Real estate investment trusts - 1.4%
Cousins Properties, Inc.	108,600	1,240,212
LaSalle Hotel Properties	34,511	1,396,660
The Geo Group, Inc.	32,684	1,319,126
		3,955,998
Real estate management and development - 1.2%
Alexander & Baldwin, Inc.	1,222	47,976
AV Homes, Inc. (I)	1,798	26,197
Consolidated-Tomoka Land Company	500	27,900
Forestar Group, Inc. (I)	1,413	21,760
Griffin Land & Nurseries, Inc.	892	26,814
Jones Lang LaSalle, Inc.	12,545	1,880,872
Kennedy-Wilson Holdings, Inc.	54,433	1,377,155
Stratus Properties, Inc. (I)	1,025	13,961
		3,422,635
Thrifts and mortgage finance - 1.6%
Alliance Bancorp, Inc. of Pennsylvania	1,263	22,545
ASB Bancorp, Inc. (I)	799	16,427
Astoria Financial Corp.	18,702	249,859
Bank Mutual Corp.	10,661	73,134
BankFinancial Corp.	4,835	57,343
BBX Capital Corp., Class A (I)	879	14,460
Berkshire Hills Bancorp, Inc.	3,823	101,921
Brookline Bancorp, Inc.	16,329	163,780
Cape Bancorp, Inc.	2,925	27,524
Capitol Federal Financial, Inc.	24,655	315,091
Chicopee Bancorp, Inc.	1,416	23,718
Dime Community Bancshares, Inc.	5,215	84,900
Doral Financial Corp. (I)	285	1,126
ESB Financial Corp.	2,605	49,339
ESSA Bancorp, Inc.	897	10,764
EverBank Financial Corp.	2,002	38,158
Federal Agricultural Mortgage Corp., Class C	1,713	51,972
First Defiance Financial Corp.	2,186	74,455
First Financial Northwest, Inc.	3,879	46,703
Flagstar Bancorp, Inc. (I)	10,983	172,763
Fox Chase Bancorp, Inc.	2,071	34,524
Franklin Financial Corp. (I)	3,038	64,345

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Hampden Bancorp, Inc.	1,142	$24,439
Heritage Financial Group, Inc.	1,953	50,583
HF Financial Corp.	1,526	21,288
Hingham Institution for Savings	425	36,979
Home Bancorp, Inc.	1,668	38,264
HopFed Bancorp, Inc.	1,799	22,883
Hudson City Bancorp, Inc.	10,866	109,964
Kearny Financial Corp. (I)	578	7,948
Louisiana Bancorp, Inc.	100	2,268
Meta Financial Group, Inc.	965	33,814
New Hampshire Thrift Bancshares, Inc.	1,485	23,196
New York Community Bancorp, Inc.	32,145	514,320
Northeast Community Bancorp, Inc.	1,932	13,949
Northfield Bancorp, Inc.	13,676	202,405
Northwest Bancshares, Inc.	7,698	96,456
OceanFirst Financial Corp.	2,476	42,439
Oritani Financial Corp.	7,033	108,308
People’s United Financial, Inc.	40,405	613,348
Provident Financial Holdings, Inc.	1,778	26,901
Provident Financial Services, Inc.	4,245	76,665
Prudential Bancorp, Inc.	1,696	20,861
Pulaski Financial Corp.	1,912	23,575
Riverview Bancorp, Inc. (I)	5,483	24,564
SI Financial Group, Inc.	2,433	27,104
Simplicity Bancorp, Inc.	1,732	29,704
Southern Missouri Bancorp, Inc.	506	19,213
Territorial Bancorp, Inc.	1,722	37,109
TierOne Corp. (I)	2,328	1
TrustCo Bank Corp.	13,738	99,738
United Community Financial Corp.	10,961	58,861
United Financial Bancorp, Inc.	4,950	71,082
Walker & Dunlop, Inc. (I)	1,536	26,941
Washington Federal, Inc.	8,550	189,383
Waterstone Financial, Inc.	3,678	48,366
Westfield Financial, Inc.	4,152	30,476
WSFS Financial Corp.	1,423	109,414
		4,577,660
		64,584,653
Health care - 10.4%
Biotechnology - 0.5%
AMAG Pharmaceuticals, Inc. (I)	28,938	1,233,338
Emergent Biosolutions, Inc. (I)	5,391	146,797
Repligen Corp. (I)	1,386	27,443
Targacept, Inc. (I)	5,553	14,604
		1,422,182
Health care equipment and supplies - 3.0%
Alere, Inc. (I)	51,916	1,972,808
Alphatec Holdings, Inc. (I)	8,403	11,848
Analogic Corp.	1,049	88,756
AngioDynamics, Inc. (I)	8,277	157,346
CONMED Corp.	3,500	157,360
CryoLife, Inc.	4,002	45,343
Cynosure, Inc., Class A (I)	1,525	41,816
Digirad Corp.	3,100	13,516
Exactech, Inc. (I)	1,991	46,928
Globus Medical, Inc., Class A (I)	56,272	1,337,585
Greatbatch, Inc. (I)	3,939	194,193
Haemonetics Corp. (I)	26,266	982,874
Hill-Rom Holdings, Inc.	33,434	1,525,259
ICU Medical, Inc. (I)	18	1,474
Integra LifeSciences Holdings Corp. (I)	984	53,362

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Invacare Corp.	7,197	$120,622
Kewaunee Scientific Corp.	83	1,477
LeMaitre Vascular, Inc.	1,115	8,530
Merit Medical Systems, Inc. (I)	6,737	116,752
Misonix, Inc. (I)	500	6,185
Natus Medical, Inc. (I)	4,398	158,504
NuVasive, Inc. (I)	2,600	122,616
RTI Surgical, Inc. (I)	4,931	25,641
Span-America Medical Systems, Inc.	684	11,628
Symmetry Surgical, Inc. (I)	1,627	12,674
Wright Medical Group, Inc. (I)(L)	43,649	1,172,849
		8,387,946
Health care providers and services - 3.7%
Almost Family, Inc. (I)	2,180	63,111
Amedisys, Inc. (I)	7,716	226,465
AMN Healthcare Services, Inc. (I)	473	9,271
Amsurg Corp. (I)	5,246	287,114
BioScrip, Inc. (I)	6,492	45,379
Community Health Systems, Inc. (I)	34,886	1,881,053
Cross Country Healthcare, Inc. (I)	6,973	87,023
Five Star Quality Care, Inc. (I)	8,754	36,329
Hanger, Inc. (I)	2,811	61,561
Health Net, Inc. (I)	5,858	313,579
Healthways, Inc. (I)	5,277	104,907
Kindred Healthcare, Inc.	10,586	192,453
LHC Group, Inc. (I)	2,725	84,966
LifePoint Hospitals, Inc. (I)	30,389	2,185,273
Magellan Health Services, Inc. (I)	5,458	327,644
Medcath Corp. (I)	3,806	5,214
Molina Healthcare, Inc. (I)	5,413	289,758
National Healthcare Corp.	3,289	206,681
Omnicare, Inc.	11,360	828,485
Owens & Minor, Inc.	5,919	207,816
PDI, Inc. (I)	619	1,108
PharMerica Corp. (I)	36,858	763,329
Select Medical Holdings Corp.	25,820	371,808
Team Health Holdings, Inc. (I)	26,707	1,536,454
Triple-S Management Corp., Class B (I)	3,459	82,705
Universal American Corp. (I)	12,572	116,668
VCA Antech, Inc. (I)	2,521	122,949
WellCare Health Plans, Inc. (I)	600	49,236
		10,488,339
Health care technology - 0.6%
Arrhythmia Research Technology, Inc. (I)	200	1,540
HMS Holdings Corp. (I)	71,137	1,503,836
MedAssets, Inc. (I)	5,638	111,407
Omnicell, Inc. (I)	33	1,093
		1,617,876
Life sciences tools and services - 1.5%
Affymetrix, Inc. (I)(L)	67,334	664,587
Albany Molecular Research, Inc. (I)	4,791	77,997
Bio-Techne Corp.	15,040	1,389,696
Charles River
Laboratories International, Inc. (I)	22,048	1,403,135
Harvard Bioscience, Inc. (I)	6,562	37,207
ICON PLC (I)	15,388	784,634
		4,357,256
Pharmaceuticals - 1.1%
Cumberland Pharmaceuticals, Inc. (I)	956	5,736
Endo International PLC (I)	14,303	1,031,532
Forest Laboratories, Inc. (I)	767	0

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
FRD Acquisition Company (I)	5,160	$4,489
Impax Laboratories, Inc. (I)	53,780	1,703,750
Mallinckrodt PLC (I)	348	34,462
Prestige Brands Holdings, Inc. (I)	9,235	320,639
SciClone Pharmaceuticals, Inc. (I)	2,144	18,781
Trius Therapeutics, Inc. (I)	1,482	163
		3,119,552
		29,393,151
Industrials - 17.9%
Aerospace and defense - 0.8%
AAR Corp.	7,400	205,572
Alliant Techsystems, Inc.	1,331	154,729
Breeze-Eastern Corp. (I)	1,621	16,453
CPI Aerostructures, Inc. (I)	1,400	14,686
Cubic Corp.	2,425	127,652
Curtiss-Wright Corp.	8,823	622,816
DigitalGlobe, Inc. (I)	882	27,316
Ducommun, Inc. (I)	2,274	57,487
Engility Holdings, Inc. (I)	4,159	178,005
Exelis, Inc.	8,135	142,607
Innovative Solutions & Support, Inc. (I)	708	2,251
Kratos Defense & Security Solutions, Inc. (I)	13,485	67,695
LMI Aerospace, Inc. (I)	2,295	32,360
National Presto Industries, Inc.	138	8,010
Orbital Sciences Corp. (I)	5,161	138,779
SIFCO Industries, Inc.	1,000	29,150
Sparton Corp. (I)	2,053	58,182
Triumph Group, Inc.	5,351	359,694
Vectrus, Inc. (I)	325	8,905
		2,252,349
Air freight and logistics - 0.2%
Air Transport Services Group, Inc. (I)	14,569	124,711
Atlas Air Worldwide Holdings, Inc. (I)	3,546	174,818
Hub Group, Inc., Class A (I)	5,439	207,117
UTi Worldwide, Inc. (I)	587	7,085
		513,731
Airlines - 0.7%
Alaska Air Group, Inc.	10,083	602,560
Hawaiian Holdings, Inc. (I)	4,411	114,907
JetBlue Airways Corp. (I)	54,435	863,339
Republic Airways Holdings, Inc. (I)	7,820	114,094
SkyWest, Inc.	9,770	129,746
		1,824,646
Building products - 1.6%
Apogee Enterprises, Inc.	44,787	1,897,625
Gibraltar Industries, Inc. (I)	5,765	93,739
Griffon Corp.	13,366	177,768
Insteel Industries, Inc.	2,944	69,420
Owens Corning	16,508	591,151
Quanex Building Products Corp.	5,950	111,741
Simpson Manufacturing Company, Inc.	4,345	150,337
Trex Company, Inc. (I)	32,647	1,390,109
Universal Forest Products, Inc.	2,665	141,778
		4,623,668
Commercial services and supplies - 2.9%
ABM Industries, Inc.	4,717	135,142
ACCO Brands Corp. (I)	4,800	43,248
Acme United Corp.	733	14,653
ARC Document Solutions, Inc. (I)	3,098	31,662

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Clean Harbors, Inc. (I)	357	$17,154
Courier Corp.	2,603	38,837
Covanta Holding Corp.	13,776	303,210
Ennis, Inc.	5,887	79,298
Fuel Tech, Inc. (I)	1,802	6,902
G&K Services, Inc., Class A	2,329	165,010
Heritage-Crystal Clean, Inc. (I)	2,692	33,192
Intersections, Inc.	1,976	7,726
Kimball International, Inc., Class B	6,675	60,876
Matthews International Corp., Class A	3,110	151,364
McGrath RentCorp.	5,082	182,241
Mobile Mini, Inc.	44,238	1,792,081
Multi-Color Corp.	2,248	124,584
NL Industries, Inc. (I)	3,260	28,036
Pitney Bowes, Inc.	34,446	839,449
Quad/Graphics, Inc.	266	6,107
Team, Inc. (I)	30,983	1,253,572
Tetra Tech, Inc.	5,782	154,379
The ADT Corp. (L)	10,787	390,813
TRC Companies, Inc. (I)	4,523	28,676
UniFirst Corp.	2,303	279,699
United Stationers, Inc.	3,431	144,651
Versar, Inc. (I)	2,242	7,085
Viad Corp.	4,609	122,876
Virco Manufacturing Corp. (I)	1,200	2,928
Waste Connections, Inc.	38,637	1,699,642
		8,145,093
Construction and engineering - 1.5%
AECOM (I)	12,850	390,255
Aegion Corp. (I)	4,648	86,499
Ameresco, Inc., Class A (I)	6,918	48,426
Argan, Inc.	2,078	69,904
Comfort Systems USA, Inc.	5,035	86,199
Dycom Industries, Inc. (I)	50,327	1,765,974
EMCOR Group, Inc.	876	38,973
Furmanite Corp. (I)	1,419	11,097
Great Lakes Dredge & Dock Corp. (I)	13,300	113,848
Integrated Electrical Services, Inc. (I)	753	5,873
Layne Christensen Company (I)(L)	3,312	31,596
MasTec, Inc. (I)	2,887	65,275
MYR Group, Inc. (I)	2,883	78,994
Northwest Pipe Company (I)	2,143	64,547
Orion Marine Group, Inc. (I)	4,263	47,106
Primoris Services Corp.	50,500	1,173,620
Sterling Construction Company, Inc. (I)	3,771	24,097
Tutor Perini Corp. (I)	8,984	216,245
		4,318,528
Electrical equipment - 1.0%
Allied Motion Technologies, Inc.	1,416	33,545
AZZ, Inc.	392	18,393
Encore Wire Corp.	3,894	145,363
EnerSys	26,575	1,640,209
Global Power Equipment Group, Inc.	4,171	57,602
GrafTech International, Ltd. (I)	26,367	133,417
LSI Industries, Inc.	4,131	28,049
Orion Energy Systems, Inc. (I)	3,553	19,542
Powell Industries, Inc.	1,610	79,003
PowerSecure International, Inc. (I)(L)	3,120	36,348
Preformed Line Products Company	984	53,756
Regal-Beloit Corp.	8,215	617,768
SL Industries, Inc. (I)	1,600	62,400
Thermon Group Holdings, Inc. (I)	142	3,435

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Ultralife Corp. (I)	1,984	$6,210
		2,935,040
Machinery - 3.7%
Actuant Corp., Class A	2,921	79,568
AGCO Corp. (L)	16,711	755,337
Alamo Group, Inc.	2,127	103,032
Albany International Corp., Class A	42,507	1,614,841
Altra Industrial Motion Corp.	217	6,161
American Railcar Industries, Inc. (L)	4,020	207,030
Astec Industries, Inc.	4,445	174,733
Barnes Group, Inc.	4,518	167,211
Briggs & Stratton Corp.	7,292	148,903
CIRCOR International, Inc.	909	54,795
Columbus McKinnon Corp.	2,978	83,503
Douglas Dynamics, Inc.	3,168	67,890
Dynamic Materials Corp.	2,005	32,120
EnPro Industries, Inc. (I)	2,365	148,427
ESCO Technologies, Inc.	5,154	190,183
Federal Signal Corp.	10,128	156,376
FreightCar America, Inc.	2,768	72,826
Gencor Industries, Inc. (I)	1,400	13,160
Hardinge, Inc.	3,000	35,760
Hurco Companies, Inc.	1,492	50,862
Hyster-Yale Materials Handling, Inc.	970	71,004
Kennametal, Inc.	464	16,607
Key Technology, Inc. (I)	641	8,205
LB Foster Company, Class A	1,699	82,520
Lydall, Inc. (I)	2,409	79,063
MFRI, Inc. (I)	1,100	7,711
Miller Industries, Inc.	2,106	43,784
Mueller Industries, Inc.	5,290	180,601
NN, Inc.	2,376	48,851
PMFG, Inc. (I)(L)	5,333	27,892
Rexnord Corp. (I)	47,187	1,331,145
Standex International Corp.	1,888	145,867
Supreme Industries, Inc., Class A	3,651	25,776
The Eastern Company	1,471	25,228
The Greenbrier Companies, Inc. (L)	4,803	258,065
The LS Starrett Company, Class A	1,530	30,493
Titan International, Inc.	1,100	11,693
TriMas Corp. (I)	37,876	1,185,140
Trinity Industries, Inc.	21,128	591,795
Twin Disc, Inc.	1,650	32,769
Valmont Industries, Inc. (L)	1,114	141,478
Watts Water Technologies, Inc., Class A	27,877	1,768,517
Woodward, Inc.	1,217	59,913
		10,336,835
Marine - 0.1%
International Shipholding Corp.	1,625	24,213
Kirby Corp. (I)	279	22,526
Knightsbridge Tankers, Ltd. (L)	5,070	22,967
Matson, Inc.	6,896	238,050
Ultrapetrol Bahamas, Ltd. (I)(L)	15,837	33,891
		341,647
Professional services - 0.7%
CBIZ, Inc. (I)	10,531	90,145
CDI Corp.	4,408	78,066
CRA International, Inc. (I)	2,371	71,889
Franklin Covey Company (I)	830	16,069
FTI Consulting, Inc. (I)	7,838	302,782
GP Strategies Corp. (I)	2,385	80,923

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Heidrick & Struggles International, Inc.	4,283	$98,723
Hill International, Inc. (I)	9,256	35,543
Huron Consulting Group, Inc. (I)	370	25,304
ICF International, Inc. (I)	4,587	187,975
Kelly Services, Inc., Class A	6,833	116,298
Korn/Ferry International (I)	9,554	274,773
Mistras Group, Inc. (I)	781	14,316
Navigant Consulting, Inc. (I)	9,227	141,819
On Assignment, Inc. (I)	3,618	120,081
Pendrell Corp. (I)	37,263	51,423
RCM Technologies, Inc.	300	2,100
Resources Connection, Inc.	9,420	154,959
RPX Corp. (I)	4,949	68,197
VSE Corp.	1,317	86,790
		2,018,175
Road and rail - 3.9%
AMERCO	1,663	472,724
ArcBest Corp.	4,807	222,901
Avis Budget Group, Inc. (I)	17,100	1,134,243
Celadon Group, Inc.	67,402	1,529,351
Con-way, Inc.	5,234	257,408
Covenant Transportation
Group, Inc., Class A (I)	2,929	79,405
FRP Holdings, Inc. (I)	1,350	52,934
Genesee & Wyoming, Inc., Class A (I)	311	27,965
Heartland Express, Inc.	65,157	1,759,891
Knight Transportation, Inc.	7,116	239,525
Landstar System, Inc.	23,064	1,672,832
Marten Transport, Ltd.	7,428	162,376
Old Dominion Freight Line, Inc. (I)	26,259	2,038,749
P.A.M. Transportation Services, Inc. (I)	2,046	106,065
Providence and Worcester Railroad Company	815	14,678
Roadrunner Transportation Systems, Inc. (I)	600	14,010
Ryder Systems, Inc.	8,473	786,718
Saia, Inc. (I)	3,963	219,392
USA Truck, Inc. (I)	2,076	58,958
Werner Enterprises, Inc.	4,970	154,816
		11,004,941
Trading companies and distributors - 0.8%
Aceto Corp.	5,823	126,359
Air Lease Corp.	3,513	120,531
Applied Industrial Technologies, Inc.	3,869	176,388
Beacon Roofing Supply, Inc. (I)	1,987	55,239
CAI International, Inc. (I)	3,456	80,179
GATX Corp.	7,598	437,189
Houston Wire & Cable Company	3,039	36,316
Kaman Corp.	2,465	98,822
Lawson Products, Inc. (I)	1,291	34,302
MRC Global, Inc. (I)	1,858	28,149
Rush Enterprises, Inc., Class A (I)	5,802	185,954
Rush Enterprises, Inc., Class B (I)	12,598	354,760
TAL International Group, Inc. (I)(L)	5,250	228,743
Titan Machinery, Inc. (I)(L)	2,816	39,255
Transcat, Inc. (I)	1,532	15,427
WESCO International, Inc. (I)	1,631	124,299
Willis Lease Finance Corp. (I)	406	8,891
		2,150,803
Transportation infrastructure - 0.0%
Wesco Aircraft Holdings, Inc. (I)	8,691	121,500
		50,586,956

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Information technology - 17.5%
Communications equipment - 1.5%
ADTRAN, Inc.	278	$6,060
ARRIS Group, Inc. (I)	58,518	1,766,658
Bel Fuse, Inc., Class B	1,641	44,865
Black Box Corp.	2,530	60,467
Calix, Inc. (I)	3,059	30,651
Communications Systems, Inc.	1,800	19,242
Comtech Telecommunications Corp.	3,221	101,526
Digi International, Inc. (I)	4,813	44,713
EchoStar Corp., Class A (I)	6,891	361,778
Emulex Corp. (I)	21,867	123,986
Finisar Corp. (I)	59,523	1,155,341
NETGEAR, Inc. (I)	4,613	164,131
Novatel Wireless, Inc. (I)	6,508	20,956
Oclaro, Inc. (I)	5,040	8,971
Optical Cable Corp.	931	4,217
Polycom, Inc. (I)	19,929	269,042
Relm Wireless Corp. (I)	2,100	10,080
Tessco Technologies, Inc.	1,750	50,750
Westell Technologies, Inc., Class A (I)	8,500	12,750
		4,256,184
Electronic equipment, instruments and components - 4.6%
ADDvantage Technologies Group, Inc. (I)	428	1,044
Agilysys, Inc. (I)	720	9,065
Anixter International, Inc. (I)	442	39,099
Arrow Electronics, Inc. (I)	16,966	982,162
Avnet, Inc.	22,763	979,264
AVX Corp.	29,339	410,746
Belden, Inc.	17,902	1,410,857
Benchmark Electronics, Inc. (I)	6,843	174,086
Checkpoint Systems, Inc. (I)	9,467	129,982
Coherent, Inc. (I)	20,940	1,271,477
CTS Corp.	4,099	73,085
Daktronics, Inc.	1,238	15,487
Echelon Corp. (I)	7,977	13,561
Electro Rent Corp.	3,773	52,973
Electro Scientific Industries, Inc.	4,104	31,847
Fabrinet (I)	5,079	90,101
FEI Company	11,191	1,011,107
Frequency Electronics, Inc. (I)	1,783	20,380
GSI Group, Inc. (I)	8,069	118,776
Identive Group, Inc. (I)	433	6,014
II-VI, Inc. (I)	6,455	88,111
Ingram Micro, Inc., Class A (I)	27,323	755,208
Insight Enterprises, Inc. (I)	7,853	203,314
Iteris, Inc. (I)	8,054	13,933
Itron, Inc. (I)	305	12,898
Jabil Circuit, Inc.	11,841	258,489
KEMET Corp. (I)	10,443	43,861
Key Tronic Corp. (I)	1,900	15,086
Kimball Electronics, Inc. (I)	5,006	60,172
Mercury Systems, Inc. (I)	8,122	113,058
Methode Electronics, Inc.	4,627	168,932
Multi-Fineline Electronix, Inc. (I)	3,796	42,629
NAPCO Security Technologies, Inc. (I)	1,164	5,471
Newport Corp. (I)	5,207	99,506
OSI Systems, Inc. (I)	240	16,985
PAR Technology Corp. (I)	3,132	19,262
Park Electrochemical Corp.	3,038	75,737
PC Connection, Inc.	4,352	106,842
PCM, Inc. (I)	3,055	29,084
Perceptron, Inc.	1,608	16,000

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Planar Systems, Inc. (I)	5,100	$42,687
Plexus Corp. (I)	3,089	127,298
Radisys Corp. (I)	5,279	12,353
RF Industries, Ltd.	120	488
Richardson Electronics, Ltd.	2,384	23,840
Rofin-Sinar Technologies, Inc. (I)	4,747	136,571
Rogers Corp. (I)	2,200	179,168
Sanmina Corp. (I)	28,784	677,288
ScanSource, Inc. (I)	2,542	102,087
SMTC Corp. (I)	490	872
SYNNEX Corp.	2,967	231,901
Tech Data Corp. (I)	29,067	1,837,906
TTM Technologies, Inc. (I)	18,607	140,111
Viasystems Group, Inc. (I)	3,526	57,403
Vicon Industries, Inc.	126	232
Vishay Intertechnology, Inc.	18,624	263,530
Vishay Precision Group, Inc. (I)	2,886	49,524
		12,868,950
Internet software and services - 0.8%
AOL, Inc. (I)	12,851	593,331
Bankrate, Inc. (I)	9,842	122,336
Blucora, Inc. (I)	6,814	94,374
Dice Holdings, Inc. (I)	7,855	78,629
Digital River, Inc. (I)	7,465	184,609
EarthLink Holdings Corp.	15,906	69,827
InterActiveCorp	618	37,568
Internap Network Services Corp. (I)	4,743	37,754
IntraLinks Holdings, Inc. (I)	512	6,093
Limelight Networks, Inc. (I)	7,903	21,891
Monster Worldwide, Inc. (I)	28,794	133,028
Perficient, Inc. (I)	2,608	48,587
QuinStreet, Inc. (I)	5,030	30,532
RealNetworks, Inc. (I)	8,110	57,094
Reis, Inc.	300	7,851
SciQuest, Inc. (I)	32,260	466,157
TechTarget, Inc. (I)	8,844	100,556
TheStreet, Inc.	8,757	20,842
XO Group, Inc. (I)	3,766	68,579
		2,179,638
IT services - 1.7%
Acxiom Corp. (I)	3,452	69,972
CACI International, Inc., Class A (I)	23,309	2,008,770
Ciber, Inc. (I)	13,394	47,549
Convergys Corp.	11,544	235,151
CoreLogic, Inc. (I)	3,946	124,654
CSG Systems International, Inc.	1,964	49,237
Datalink Corp. (I)	1,251	16,138
DST Systems, Inc.	1,529	143,955
ExlService Holdings, Inc. (I)	122	3,503
Jack Henry & Associates, Inc.	25,493	1,584,135
ManTech International Corp., Class A	4,529	136,912
ModusLink Global Solutions, Inc. (I)	7,816	29,310
NCI, Inc., Class A (I)	2,106	21,502
PRGX Global, Inc. (I)	4,607	26,352
StarTek, Inc. (I)	3,143	30,644
Sykes Enterprises, Inc. (I)	8,596	201,748
TeleTech Holdings, Inc. (I)	1,036	24,532
The Hackett Group, Inc.	7,525	66,145
		4,820,209

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment - 4.7%
Advanced Energy Industries, Inc. (I)	3,450	$81,765
Alpha & Omega Semiconductor, Ltd. (I)	4,513	39,940
Amkor Technology, Inc. (I)	9,473	67,258
Axcelis Technologies, Inc. (I)	27,071	69,302
AXT, Inc. (I)	4,229	11,841
Brooks Automation, Inc.	15,547	198,224
BTU International, Inc. (I)	1,030	3,389
Cascade Microtech, Inc. (I)	1,892	27,642
Cirrus Logic, Inc. (I)	731	17,230
Cohu, Inc.	4,192	49,885
Diodes, Inc. (I)	733	20,209
DSP Group, Inc. (I)	4,494	48,850
Entegris, Inc. (I)	116,282	1,536,085
Entropic Communications, Inc. (I)	21,820	55,205
Fairchild Semiconductor International, Inc. (I)	84,603	1,428,099
First Solar, Inc. (I)	15,984	712,806
GigOptix, Inc. (I)	931	1,117
GSI Technology, Inc. (I)	3,507	17,500
Integrated Device Technology, Inc. (I)	95,573	1,873,231
Integrated Silicon Solution, Inc.	6,651	110,207
International Rectifier Corp. (I)	12,532	500,027
Intersil Corp., Class A	125,119	1,810,472
IXYS Corp.	7,588	95,609
Kulicke & Soffa Industries, Inc. (I)	14,905	215,526
Lattice Semiconductor Corp. (I)	16,204	111,646
Magnachip Semiconductor Corp. (I)	4,940	64,171
Marvell Technology Group, Ltd.	34,320	497,640
Microsemi Corp. (I)	3,700	105,006
MKS Instruments, Inc.	9,788	358,241
NeoPhotonics Corp. (I)	5,504	18,604
OmniVision Technologies, Inc. (I)	6,306	163,956
ON Semiconductor Corp. (I)	1,274	12,906
Pericom Semiconductor Corp. (I)	4,434	60,036
Photronics, Inc. (I)	13,726	114,063
PMC-Sierra, Inc. (I)	7,616	69,763
Power Integrations, Inc.	23,432	1,212,372
RF Micro Devices, Inc. (I)	2,250	37,328
Rudolph Technologies, Inc. (I)	5,137	52,552
Sigma Designs, Inc. (I)	7,902	58,475
Silicon Image, Inc. (I)	2,000	11,040
Silicon Laboratories, Inc. (I)	528	25,143
Spansion, Inc., Class A (I)	10,091	345,314
TriQuint Semiconductor, Inc. (I)	29,465	811,761
Ultra Clean Holdings, Inc. (I)	1,700	15,776
		13,137,212
Software - 3.0%
Bottomline Technologies, Inc. (I)	39,916	1,009,076
Cadence Design Systems, Inc. (I)	83,892	1,591,431
Epiq Systems, Inc.	7,845	133,993
ePlus, Inc. (I)	1,364	103,241
GSE Systems, Inc. (I)	2,016	3,205
Mentor Graphics Corp.	10,530	230,818
MicroStrategy, Inc., Class A (I)	10,319	1,675,806
Progress Software Corp. (I)	4,805	129,831
Rovi Corp. (I)	5,220	117,920
Seachange International, Inc. (I)	5,428	34,631
SS&C Technologies Holdings, Inc.	30,849	1,804,358
Take-Two Interactive Software, Inc. (I)	4,530	126,976
TeleCommunication Systems, Inc., Class A (I)	7,641	23,840
Telenav, Inc. (I)	9,785	65,266
Verint Systems, Inc. (I)	25,017	1,457,991
		8,508,383

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals - 1.2%
Astro-Med, Inc.	1,439	$23,744
Cray, Inc. (I)	64,957	2,239,717
Electronics For Imaging, Inc. (I)	5,466	234,109
Hutchinson Technology, Inc. (I)	5,052	17,682
Imation Corp. (I)	9,485	35,948
Lexmark International, Inc., Class A	12,325	508,653
QLogic Corp. (I)	17,751	236,443
Super Micro Computer, Inc. (I)	5,636	196,584
		3,492,880
		49,263,456
Materials - 6.6%
Chemicals - 2.3%
A. Schulman, Inc.	4,138	167,713
Axiall Corp.	5,078	215,663
Cabot Corp.	11,568	507,372
Calgon Carbon Corp. (I)	1,979	41,124
Chase Corp.	1,174	42,252
Chemtura Corp. (I)	5,655	139,848
Core Molding Technologies, Inc. (I)	1,000	13,800
Cytec Industries, Inc.	2,031	93,771
FutureFuel Corp.	6,696	87,182
Hawkins, Inc.	330	14,299
HB Fuller Company	3,977	177,096
Huntsman Corp.	12,596	286,937
Innophos Holdings, Inc.	577	33,726
Innospec, Inc.	1,994	85,144
Intrepid Potash, Inc. (I)	800	11,104
KMG Chemicals, Inc.	1,101	22,020
Kraton Performance Polymers, Inc. (I)	7,990	166,112
Landec Corp. (I)	3,865	53,376
LSB Industries, Inc. (I)	539	16,946
Minerals Technologies, Inc.	27,994	1,944,183
Olin Corp.	6,813	155,132
OM Group, Inc.	4,455	132,759
OMNOVA Solutions, Inc. (I)	6,574	53,512
Penford Corp. (I)	2,624	49,043
PolyOne Corp.	38,554	1,461,582
Sensient Technologies Corp.	1,651	99,621
Trecora Resources (I)	2,774	40,778
Tronox, Ltd., Class A	6,193	147,889
Zep, Inc.	3,273	49,586
		6,309,570
Construction materials - 0.5%
Eagle Materials, Inc.	17,315	1,316,459
United States Lime & Minerals, Inc.	839	61,130
		1,377,589
Containers and packaging - 1.6%
Bemis Company, Inc.	3,211	145,169
Graphic Packaging Holding Company (I)	165,738	2,257,352
Greif, Inc., Class A	785	37,076
MeadWestvaco Corp.	19,957	885,891
Myers Industries, Inc.	6,330	111,408
Rock-Tenn Company, Class A	14,226	867,501
Sonoco Products Company	5,475	239,258
		4,543,655
Metals and mining - 1.7%
AM Castle & Company (I)(L)	4,342	34,649
Ampco-Pittsburgh Corp.	1,644	31,647
Century Aluminum Company (I)	12,885	314,394
Cliffs Natural Resources, Inc. (L)	11,241	80,261

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Coeur Mining, Inc. (I)(L)	10,600	$54,166
Commercial Metals Company	11,325	184,484
Friedman Industries, Inc.	1,511	10,592
Haynes International, Inc.	27,257	1,321,965
Kaiser Aluminum Corp.	2,852	203,718
Materion Corp.	3,233	113,899
Noranda Aluminum Holding Corp.	71	250
Olympic Steel, Inc.	2,383	42,370
Reliance Steel & Aluminum Company	12,460	763,424
RTI International Metals, Inc. (I)	4,900	123,774
Schnitzer Steel Industries, Inc., Class A	5,182	116,906
Steel Dynamics, Inc.	30,186	595,872
SunCoke Energy, Inc.	6,433	124,414
Synalloy Corp.	2,039	35,907
TimkenSteel Corp.	248	9,183
United States Steel Corp. (L)	24,757	662,002
Universal Stainless & Alloy Products, Inc. (I)	1,562	39,284
		4,863,161
Paper and forest products - 0.5%
Boise Cascade Company (I)	2,350	87,303
Clearwater Paper Corp. (I)	1,959	134,289
Domtar Corp.	10,244	412,014
KapStone Paper and Packaging Corp.	10,420	305,410
Mercer International, Inc. (I)	10,058	123,613
PH Glatfelter Company	4,610	117,878
Resolute Forest Products, Inc. (I)	9,682	170,500
Schweitzer-Mauduit International, Inc.	369	15,609
		1,366,616
		18,460,591
Telecommunication services - 0.9%
Diversified telecommunication services - 0.6%
Atlantic Tele-Network, Inc.	1,524	103,007
Consolidated
Communications Holdings, Inc. (L)	1,523	42,385
Frontier Communications Corp. (L)	131,880	879,640
General Communication, Inc., Class A (I)	8,502	116,903
Hawaiian Telcom Holdco, Inc. (I)	2,368	65,286
Iridium Communications, Inc. (I)(L)	9,684	94,419
Premiere Global Services, Inc. (I)	3,309	35,142
Vonage Holdings Corp. (I)	30,776	117,257
Windstream Holdings, Inc. (L)	25,936	213,713
		1,667,752
Wireless telecommunication services - 0.3%
Leap Wireless International, Inc. (I)	8,053	20,294
Shenandoah Telecommunications Company	3,962	123,813
Spok Holdings, Inc.	5,172	89,786
Telephone & Data Systems, Inc.	16,512	416,928
United States Cellular Corp. (I)	4,616	183,855
		834,676
		2,502,428
Utilities - 1.0%
Gas utilities - 0.9%
UGI Corp.	66,570	2,528,329
Independent power and renewable electricity producers - 0.1%
Ormat Technologies, Inc.	9,116	247,773

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Water utilities - 0.0%
Consolidated Water Company, Ltd.	3,558	$37,999
		2,814,101
TOTAL COMMON STOCKS (Cost $233,308,356)		$278,671,612
WARRANTS - 0.0%
Magnum Hunter Resources Corp. (Expiration
Date: 04/15/2016) (I)(N)	805	38
TOTAL WARRANTS (Cost $855)		$38
SECURITIES LENDING COLLATERAL - 3.1%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	882,742	8,832,362
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,832,617)		$8,832,362
SHORT-TERM INVESTMENTS - 0.8%
Money market funds - 0.8%
State Street Institutional Liquid Reserves
Fund, 0.0718% (Y)	2,104,466	2,104,466
TOTAL SHORT-TERM INVESTMENTS (Cost $2,104,466)		$2,104,466
Total Investments (Small Cap Opportunities Trust)
(Cost $244,246,294) - 102.8%		$289,608,478
Other assets and liabilities, net - (2.8%)		(7,796,379)
TOTAL NET ASSETS - 100.0%		$281,812,099

Small Cap Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 95.9%
Consumer discretionary - 8.7%
Household durables - 2.7%
Helen of Troy, Ltd. (I)	300,770	$19,568,096
Multiline retail - 1.6%
Fred’s, Inc., Class A	627,262	10,920,631
Specialty retail - 4.4%
Advance Auto Parts, Inc.	2,400	382,272
Ascena Retail Group, Inc. (I)	735,840	9,242,150
CST Brands, Inc.	5,620	245,088
Stage Stores, Inc.	473,769	9,807,018
The Cato Corp., Class A	287,856	12,141,766
		31,818,294
		62,307,021
Consumer staples - 4.4%
Beverages - 0.8%
C&C Group PLC	1,310,149	5,729,534
Food and staples retailing - 1.4%
Casey’s General Stores, Inc.	110,590	9,988,489
Food products - 2.2%
Cranswick PLC	353,481	7,599,123
Post Holdings, Inc. (I)(L)	200,110	8,382,608
		15,981,731
		31,699,754

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy - 5.8%
Energy equipment and services - 2.0%
Era Group, Inc. (I)	275,547	$5,827,819
SEACOR Holdings, Inc. (I)	116,928	8,630,456
		14,458,275
Oil, gas and consumable fuels - 3.8%
Diamondback Energy, Inc. (I)	2,726	162,960
Dorian LPG, Ltd. (I)	428,640	5,953,810
RSP Permian, Inc. (I)(L)	358,010	9,000,371
Scorpio Tankers, Inc. (L)	1,434,550	12,466,240
		27,583,381
		42,041,656
Financials - 19.5%
Banks - 10.4%
First Busey Corp.	823,715	5,362,385
First Midwest Bancorp, Inc.	649,971	11,121,004
First Niagara Financial Group, Inc.	660,322	5,566,514
Flushing Financial Corp.	323,416	6,555,642
Hancock Holding Company	223,790	6,870,353
International Bancshares Corp.	491,024	13,031,777
MB Financial, Inc.	285,938	9,395,923
Webster Financial Corp.	437,450	14,230,249
WestAmerica Bancorp. (L)	58,270	2,856,395
		74,990,242
Capital markets - 0.8%
Ares Capital Corp.	8,016	125,090
Solar Capital, Ltd.	333,505	6,006,425
		6,131,515
Insurance - 3.7%
Alleghany Corp. (I)	528	244,728
AMERISAFE, Inc.	129,000	5,464,440
Assured Guaranty, Ltd.	4,450	115,656
Platinum Underwriters Holdings, Ltd.	110,319	8,099,621
Primerica, Inc.	225,870	12,255,706
Reinsurance Group of America, Inc.	2,820	247,088
White Mountains Insurance Group, Ltd.	320	201,635
		26,628,874
Real estate investment trusts - 3.3%
Corrections Corp. of America	4,354	158,224
DiamondRock Hospitality Company	531,518	7,903,673
Education Realty Trust, Inc.	221,363	8,099,672
Kite Realty Group Trust	4,630	133,066
Mid-America Apartment Communities, Inc.	2,060	153,841
Summit Hotel Properties, Inc.	584,409	7,270,048
		23,718,524
Thrifts and mortgage finance - 1.3%
Northwest Bancshares, Inc.	737,860	9,245,386
		140,714,541
Health care - 12.2%
Health care equipment and supplies - 4.5%
Haemonetics Corp. (I)	219,530	8,214,813
ICU Medical, Inc. (I)	157,316	12,884,180
STERIS Corp. (L)	176,640	11,455,104
		32,554,097
Health care providers and services - 1.7%
Amsurg Corp. (I)	148,130	8,107,155

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
CorVel Corp. (I)	99,130	$3,689,619
		11,796,774
Health care technology - 1.8%
Allscripts Healthcare Solutions, Inc. (I)	595,730	7,607,472
MedAssets, Inc. (I)	281,880	5,569,949
		13,177,421
Life sciences tools and services - 3.2%
Charles River
Laboratories International, Inc. (I)	270,180	17,194,255
ICON PLC (I)	120,180	6,127,978
		23,322,233
Pharmaceuticals - 1.0%
Phibro Animal Health Corp., Class A	223,380	7,047,639
		87,898,164
Industrials - 23.3%
Aerospace and defense - 2.1%
Cubic Corp.	292,920	15,419,309
Air freight and logistics - 1.1%
UTi Worldwide, Inc. (L)(I)	634,800	7,662,036
Commercial services and supplies - 10.0%
ACCO Brands Corp. (I)	1,136,520	10,240,045
Clean Harbors, Inc. (I)	1,970	94,659
G&K Services, Inc., Class A	254,950	18,063,208
Matthews International Corp., Class A	232,600	11,320,642
SP Plus Corp. (I)	450,818	11,374,138
Steelcase, Inc., Class A	347,820	6,243,369
United Stationers, Inc.	344,228	14,512,652
		71,848,713
Industrial conglomerates - 0.0%
Carlisle Companies, Inc.	3,046	274,871
Machinery - 6.4%
Albany International Corp., Class A	373,904	14,204,613
ESCO Technologies, Inc.	247,712	9,140,573
Luxfer Holdings PLC, ADR	326,630	4,876,586
Mueller Industries, Inc.	528,140	18,030,700
		46,252,472
Professional services - 1.9%
FTI Consulting, Inc. (I)	209,330	8,086,418
Mistras Group, Inc. (I)	303,284	5,559,196
		13,645,614
Trading companies and distributors - 1.8%
GATX Corp.	221,920	12,769,277
		167,872,292
Information technology - 11.8%
Electronic equipment, instruments and components - 6.5%
Belden, Inc.	325,319	25,638,390
Coherent, Inc. (I)	118,420	7,190,462
ScanSource, Inc. (I)	292,330	11,739,973
Zebra Technologies Corp., Class A (I)	27,420	2,122,582
		46,691,407
IT services - 2.4%
Forrester Research, Inc.	263,013	10,352,192
MAXIMUS, Inc.	134,069	7,352,344
		17,704,536

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment - 1.1%
Maxim Integrated Products, Inc.	6,460	$205,880
Micrel, Inc.	525,018	7,618,011
		7,823,891
Software - 0.4%
Verint Systems, Inc. (I)	48,370	2,819,004
Technology hardware, storage and peripherals - 1.4%
Diebold, Inc.	290,110	10,049,410
		85,088,248
Materials - 7.2%
Chemicals - 4.6%
Innospec, Inc.	186,750	7,974,225
Koppers Holdings, Inc.	239,525	6,222,860
Sensient Technologies Corp.	196,700	11,868,878
Zep, Inc.	470,050	7,121,258
		33,187,221
Containers and packaging - 1.2%
AptarGroup, Inc.	1,608	107,479
Greif, Inc., Class A	187,580	8,859,403
		8,966,882
Paper and forest products - 1.4%
Deltic Timber Corp.	146,876	10,046,318
		52,200,421
Utilities - 3.0%
Electric utilities - 0.0%
Westar Energy, Inc.	2,550	105,162
Gas utilities - 3.0%
Atmos Energy Corp.	2,160	120,398
New Jersey Resources Corp.	94,744	5,798,333
The Laclede Group, Inc.	147,010	7,820,932
UGI Corp.	5,390	204,712
WGL Holdings, Inc.	142,360	7,775,703
		21,720,078
		21,825,240
TOTAL COMMON STOCKS (Cost $479,103,398)		$691,647,337
SECURITIES LENDING COLLATERAL - 3.1%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	2,248,686	22,499,450
TOTAL SECURITIES LENDING
COLLATERAL (Cost $22,500,667)		$22,499,450
SHORT-TERM INVESTMENTS - 4.5%
Repurchase agreement - 4.5%
Bank of America Tri-Party Repurchase
Agreement dated 12/31/2014 at 0.070% to
be repurchased at $32,600,127 on
01/02/2015, collateralized by $23,228,700
U.S. Treasury Bonds, 5.000% due
05/15/2037 (valued at $33,252,107,
including interest)	$32,600,000	$32,600,000
TOTAL SHORT-TERM INVESTMENTS (Cost $32,600,000)		$32,600,000
Total Investments (Small Cap Value Trust)
(Cost $534,204,065) - 103.5%		$746,746,787
Other assets and liabilities, net - (3.5%)		(25,015,043)
TOTAL NET ASSETS - 100.0%		$721,731,744

Small Company Growth Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.2%
Consumer discretionary - 12.7%
Distributors - 0.8%
Pool Corp.	16,948	$1,075,177
Hotels, restaurants and leisure - 4.7%
BJ’s Restaurants, Inc. (I)	21,756	1,092,369
Choice Hotels International, Inc.	18,963	1,062,307
Domino’s Pizza, Inc.	10,604	998,579
Jack in the Box, Inc.	26,194	2,094,472
The Cheesecake Factory, Inc.	19,723	992,264
		6,239,991
Household durables - 0.6%
Standard Pacific Corp. (I)	118,509	863,931
Leisure products - 0.8%
Brunswick Corp.	21,302	1,091,941
Media - 0.5%
Sinclair Broadcast Group, Inc., Class A (L)	26,183	716,367
Specialty retail - 3.5%
ANN, Inc. (I)	24,083	878,548
DSW, Inc., Class A	27,712	1,033,658
Five Below, Inc. (I)(L)	22,962	937,538
Group 1 Automotive, Inc.	13,083	1,172,498
Vitamin Shoppe, Inc. (I)	12,544	609,388
		4,631,630
Textiles, apparel and luxury goods - 1.8%
G-III Apparel Group, Ltd. (I)	14,186	1,432,928
Steven Madden, Ltd. (I)	31,142	991,250
		2,424,178
		17,043,215
Consumer staples - 1.4%
Food products - 1.4%
B&G Foods, Inc.	26,402	789,420
Diamond Foods, Inc. (I)	270	7,622
Lancaster Colony Corp.	11,953	1,119,279
		1,916,321
		1,916,321
Energy - 3.5%
Energy equipment and services - 1.2%
Atwood Oceanics, Inc.	15,013	425,919
Dril-Quip, Inc. (I)	11,060	848,634
Patterson-UTI Energy, Inc.	23,291	386,398
		1,660,951
Oil, gas and consumable fuels - 2.3%
Energen Corp.	14,393	917,698
Laredo Petroleum, Inc. (I)(L)	34,890	361,112
Oasis Petroleum, Inc. (I)	25,386	419,884
SemGroup Corp., Class A	12,092	826,972
Ultra Petroleum Corp. (I)(L)	41,237	542,679
		3,068,345
		4,729,296
Financials - 8.1%
Banks - 3.0%
Hancock Holding Company	28,050	861,135
Home BancShares, Inc.	30,010	965,122
SVB Financial Group (I)	10,785	1,251,815
UMB Financial Corp.	16,904	961,669
		4,039,741

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets - 3.3%
Affiliated Managers Group, Inc. (I)	4,842	$1,027,666
Greenhill & Company, Inc.	13,438	585,897
Janus Capital Group, Inc.	78,239	1,261,995
Stifel Financial Corp. (I)	29,173	1,488,406
		4,363,964
Insurance - 0.9%
American Equity Investment Life
Holding Company	42,853	1,250,879
Real estate investment trusts - 0.9%
Corrections Corp. of America	32,111	1,166,914
		10,821,498
Health care - 21.6%
Biotechnology - 5.1%
Alnylam Pharmaceuticals, Inc. (I)	11,970	1,161,090
Exact Sciences Corp. (I)(L)	63,058	1,730,312
Incyte Corp., Ltd. (I)	21,155	1,546,642
NPS Pharmaceuticals, Inc. (I)	32,448	1,160,665
Repligen Corp. (I)	24,264	480,427
Seattle Genetics, Inc. (I)(L)	22,338	717,720
		6,796,856
Health care equipment and supplies - 5.1%
DexCom, Inc. (I)	24,493	1,348,340
Insulet Corp. (I)	21,553	992,731
NuVasive, Inc. (I)	28,151	1,327,601
Sirona Dental Systems, Inc. (I)	12,759	1,114,754
STERIS Corp.	21,784	1,412,692
Thoratec Corp. (I)	20,993	681,433
		6,877,551
Health care providers and services - 5.6%
Chemed Corp. (L)	12,836	1,356,380
Community Health Systems, Inc. (I)	24,864	1,340,667
Envision Healthcare Holdings, Inc. (I)	28,096	974,650
HealthSouth Corp.	28,679	1,102,994
Select Medical Holdings Corp.	72,461	1,043,438
VCA Antech, Inc. (I)	34,766	1,695,538
		7,513,667
Health care technology - 0.3%
HMS Holdings Corp. (I)	19,976	422,293
Life sciences tools and services - 2.4%
Bio-Techne Corp.	11,524	1,064,818
PAREXEL International Corp. (I)	20,692	1,149,648
PerkinElmer, Inc.	21,855	955,719
		3,170,185
Pharmaceuticals - 3.1%
Catalent, Inc. (I)	938	26,151
Jazz Pharmaceuticals PLC (I)	6,255	1,024,131
Nektar Therapeutics (I)	79,415	1,230,933
Pacira Pharmaceuticals, Inc. (I)	9,527	844,664
Salix Pharmaceuticals, Ltd. (I)	9,410	1,081,585
		4,207,464
		28,988,016
Industrials - 17.1%
Aerospace and defense - 1.5%
Hexcel Corp. (I)	23,085	957,797
TransDigm Group, Inc.	5,463	1,072,660
		2,030,457

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Air freight and logistics - 0.9%
Forward Air Corp.	23,104	$1,163,748
Building products - 1.2%
AO Smith Corp.	28,642	1,615,695
Commercial services and supplies - 2.4%
Pitney Bowes, Inc.	51,653	1,258,784
Steelcase, Inc., Class A	60,019	1,077,341
Tetra Tech, Inc.	31,704	846,497
		3,182,622
Construction and engineering - 0.5%
MasTec, Inc. (I)	29,533	667,741
Electrical equipment - 1.0%
Acuity Brands, Inc.	9,928	1,390,615
Machinery - 4.9%
Crane Company	15,211	892,886
ITT Corp.	30,104	1,218,008
Lincoln Electric Holdings, Inc.	19,237	1,329,084
WABCO Holdings, Inc. (I)	12,079	1,265,638
Wabtec Corp.	21,082	1,831,815
		6,537,431
Marine - 0.8%
Kirby Corp. (I)	12,791	1,032,745
Road and rail - 2.3%
Knight Transportation, Inc.	46,385	1,561,319
Old Dominion Freight Line, Inc. (I)	1,910	148,292
Swift Transportation Company (I)	49,054	1,404,416
		3,114,027
Trading companies and distributors - 1.6%
Watsco, Inc.	10,695	1,144,365
WESCO International, Inc. (I)	12,732	970,306
		2,114,671
		22,849,752
Information technology - 28.3%
Communications equipment - 1.6%
ARRIS Group, Inc. (I)	47,163	1,423,851
Finisar Corp. (I)	36,808	714,443
		2,138,294
Electronic equipment, instruments and components - 3.1%
Cognex Corp. (I)	25,045	1,035,110
IPG Photonics Corp. (I)(L)	9,728	728,822
National Instruments Corp.	27,174	844,840
SYNNEX Corp.	19,505	1,524,511
		4,133,283
Internet software and services - 3.7%
CoStar Group, Inc. (I)	11,128	2,043,435
Dealertrack Technologies, Inc. (I)	24,501	1,085,639
Envestnet, Inc. (I)	19,686	967,370
HomeAway, Inc. (I)	28,445	847,092
		4,943,536
IT services - 1.7%
Booz Allen Hamilton Holding Corp.	40,494	1,074,306
EPAM Systems, Inc. (I)	24,624	1,175,796
		2,250,102
Semiconductors and semiconductor equipment - 5.6%
Atmel Corp. (I)	142,139	1,193,257
Cavium, Inc. (I)	19,992	1,235,905
MKS Instruments, Inc.	23,844	872,690

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Monolithic Power Systems, Inc.	22,330	$1,110,694
Power Integrations, Inc.	20,680	1,069,983
Silicon Laboratories, Inc. (I)	20,761	988,639
Teradyne, Inc.	52,436	1,037,708
		7,508,876
Software - 11.7%
Aspen Technology, Inc. (I)	28,131	985,148
Cadence Design Systems, Inc. (I)	58,897	1,117,276
CommVault Systems, Inc. (I)	12,282	634,857
Guidewire Software, Inc. (I)	23,021	1,165,553
Interactive Intelligence Group, Inc. (I)	17,762	850,800
Manhattan Associates, Inc. (I)	66,734	2,717,408
Mentor Graphics Corp.	45,265	992,209
MicroStrategy, Inc., Class A (I)	7,548	1,225,795
NetScout Systems, Inc. (I)	14,373	525,189
Qlik Technologies, Inc. (I)	36,930	1,140,768
Qualys, Inc. (I)	27,144	1,024,686
SolarWinds, Inc. (I)	23,329	1,162,484
The Ultimate Software Group, Inc. (I)	7,543	1,107,426
Verint Systems, Inc. (I)	18,297	1,066,349
		15,715,948
Technology hardware, storage and peripherals - 0.9%
Cray, Inc. (I)	37,697	1,299,793
		37,989,832
Materials - 3.1%
Chemicals - 0.9%
PolyOne Corp.	32,885	1,246,670
Construction materials - 0.7%
Martin Marietta Materials, Inc.	8,095	893,040
Containers and packaging - 1.0%
Berry Plastics Group, Inc. (I)	40,772	1,286,357
Metals and mining - 0.5%
Carpenter Technology Corp.	14,418	710,087
		4,136,154
Telecommunication services - 1.5%
Wireless telecommunication services - 1.5%
SBA Communications Corp., Class A (I)	17,645	1,954,360
Utilities - 0.9%
Electric utilities - 0.9%
ITC Holdings Corp.	29,895	1,208,655
TOTAL COMMON STOCKS (Cost $95,825,691)		$131,637,099
RIGHTS - 0.0%
Community Health Systems, Inc. (Expiration
Date: 01/27/2016) (I)(N)	74,236	1,856
TOTAL RIGHTS (Cost $4,825)		$1,856
SECURITIES LENDING COLLATERAL - 4.4%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	593,903	5,942,360
TOTAL SECURITIES LENDING
COLLATERAL (Cost $5,942,650)		$5,942,360

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 1.9%
Money market funds - 1.9%
State Street Institutional Liquid Reserves
Fund, 0.0718% (Y)	2,570,106	2,570,106
TOTAL SHORT-TERM INVESTMENTS (Cost $2,570,106)		$2,570,106
Total Investments (Small Company Growth Trust)
(Cost $104,343,272) - 104.5%		$140,151,421
Other assets and liabilities, net - (4.5%)		(6,037,273)
TOTAL NET ASSETS - 100.0%		$134,114,148

Small Company Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.6%
Consumer discretionary - 12.8%
Auto components - 1.8%
Dorman Products, Inc. (I)	13,100	$632,337
Drew Industries, Inc. (I)	76,900	3,927,282
Modine Manufacturing Company (I)	132,100	1,796,560
		6,356,179
Distributors - 1.0%
Pool Corp.	55,400	3,514,576
Diversified consumer services - 0.7%
American Public Education, Inc. (I)	36,200	1,334,694
Ascent Capital Group, Inc., Class A (I)	22,600	1,196,218
		2,530,912
Hotels, restaurants and leisure - 0.6%
Belmond, Ltd., Class A (I)	52,700	651,899
Interval Leisure Group, Inc.	8,300	173,387
Red Robin Gourmet Burgers, Inc. (I)	16,700	1,285,483
		2,110,769
Household durables - 2.0%
CSS Industries, Inc.	57,100	1,578,244
Ethan Allen Interiors, Inc.	55,400	1,715,738
M/I Homes, Inc. (I)	49,000	1,125,040
Meritage Homes Corp. (I)	79,100	2,846,809
		7,265,831
Leisure products - 0.6%
Brunswick Corp.	41,200	2,111,912
Media - 1.2%
National CineMedia, Inc.	16,300	234,231
New Media Investment Group, Inc.	81,900	1,935,297
Saga Communications, Inc., Class A	49,800	2,165,304
		4,334,832
Multiline retail - 0.4%
Fred’s, Inc., Class A	80,700	1,404,987
Specialty retail - 3.8%
Aaron’s, Inc.	201,600	6,162,912
Haverty Furniture Companies, Inc.	94,300	2,075,543
Pier 1 Imports, Inc.	149,100	2,296,140
Sportsman’s Warehouse Holdings, Inc. (I)(L)	123,700	905,484
Stein Mart, Inc.	156,500	2,288,030
		13,728,109

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods - 0.7%
Crocs, Inc. (I)	62,400	$779,376
Culp, Inc.	74,200	1,608,656
		2,388,032
		45,746,139
Consumer staples - 1.0%
Food and staples retailing - 0.6%
SpartanNash Company	89,120	2,329,597
Food products - 0.3%
Pinnacle Foods, Inc.	27,500	970,750
Tobacco - 0.1%
Alliance One International, Inc. (I)	190,500	300,990
		3,601,337
Energy - 3.9%
Energy equipment and services - 1.2%
Atwood Oceanics, Inc.	35,000	992,950
Bristow Group, Inc.	9,200	605,268
CARBO Ceramics, Inc. (L)	22,600	905,130
Tesco Corp.	85,300	1,093,546
TETRA Technologies, Inc. (I)	133,700	893,116
		4,490,010
Oil, gas and consumable fuels - 2.7%
Clayton Williams Energy, Inc. (I)	14,400	918,720
Cloud Peak Energy, Inc. (I)	112,700	1,034,586
GasLog, Ltd. (L)	103,400	2,104,190
Matador Resources Company (I)	66,900	1,353,387
Northern Oil and Gas, Inc. (I)(L)	128,300	724,895
Oasis Petroleum, Inc. (I)	67,700	1,119,758
PDC Energy, Inc. (I)	27,700	1,143,179
Teekay Tankers, Ltd., Class A (L)	231,100	1,169,366
		9,568,081
		14,058,091
Financials - 26.6%
Banks - 9.1%
BBCN Bancorp, Inc.	103,100	1,482,578
Columbia Banking System, Inc.	82,700	2,283,347
East West Bancorp, Inc.	160,600	6,216,826
Glacier Bancorp, Inc.	125,800	3,493,466
Home BancShares, Inc.	171,400	5,512,224
National Bank Holdings Corp., Class A	73,200	1,420,812
Sandy Spring Bancorp, Inc.	2,400	62,592
Signature Bank (I)	24,900	3,136,404
SVB Financial Group (I)	43,600	5,060,652
Wintrust Financial Corp.	78,100	3,651,956
		32,320,857
Capital markets - 2.7%
Ares Capital Corp.	137,800	2,150,369
Hercules Technology Growth Capital, Inc. (L)	161,900	2,409,072
Janus Capital Group, Inc.	83,900	1,353,307
JMP Group, Inc.	67,400	513,588
Main Street Capital Corp. (L)	27,400	801,176
Piper Jaffray Companies (I)	22,200	1,289,598
Safeguard Scientifics, Inc. (I)	56,800	1,125,776
		9,642,886
Diversified financial services - 0.4%
Compass Diversified Holdings	93,200	1,514,500
Insurance - 4.0%
Assured Guaranty, Ltd.	58,300	1,515,217

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Employers Holdings, Inc.	91,450	$2,149,990
Enstar Group, Ltd. (I)	3,200	489,248
Meadowbrook Insurance Group, Inc.	198,300	1,677,618
National Interstate Corp.	69,900	2,083,020
ProAssurance Corp.	134,000	6,050,100
Safety Insurance Group, Inc.	6,100	390,461
		14,355,654
Real estate investment trusts - 9.7%
Acadia Realty Trust	93,300	2,988,399
Associated Estates Realty Corp.	69,400	1,610,774
CatchMark Timber Trust, Inc., Class A	60,630	686,332
CBL & Associates Properties, Inc.	126,400	2,454,688
Cedar Realty Trust, Inc.	195,600	1,435,704
First Potomac Realty Trust	158,500	1,959,060
Hatteras Financial Corp.	116,300	2,143,409
Home Properties, Inc.	24,600	1,613,760
Kilroy Realty Corp.	45,000	3,108,150
Kite Realty Group Trust	55,500	1,595,070
LaSalle Hotel Properties	90,300	3,654,441
Potlatch Corp.	57,600	2,411,712
PS Business Parks, Inc.	13,300	1,057,882
Redwood Trust, Inc.	122,300	2,409,310
Saul Centers, Inc.	36,800	2,104,592
Strategic Hotels & Resorts, Inc. (I)	120,100	1,588,923
Washington Real Estate Investment Trust	66,200	1,831,092
		34,653,298
Real estate management and development - 0.1%
Forestar Group, Inc. (I)	22,800	351,120
Thrifts and mortgage finance - 0.6%
Radian Group, Inc.	127,800	2,136,816
		94,975,131
Health care - 5.2%
Biotechnology - 0.3%
Momenta Pharmaceuticals, Inc. (I)	79,600	958,384
Health care equipment and supplies - 3.5%
Analogic Corp.	22,300	1,886,803
Atrion Corp.	1,900	646,019
Halyard Health, Inc. (I)(L)	67,600	3,073,772
Quidel Corp. (I)(L)	64,500	1,865,340
West Pharmaceutical Services, Inc.	99,000	5,270,760
		12,742,694
Health care providers and services - 1.4%
Landauer, Inc.	21,000	716,940
National Healthcare Corp.	41,900	2,632,996
Triple-S Management Corp., Class B (I)	57,600	1,377,216
WellCare Health Plans, Inc. (I)	2,700	221,562
		4,948,714
		18,649,792
Industrials - 23.1%
Aerospace and defense - 0.0%
Kratos Defense & Security Solutions, Inc. (I)	13,900	69,778
Air freight and logistics - 0.9%
Hub Group, Inc., Class A (I)	51,900	1,976,352
UTi Worldwide, Inc. (I)	101,100	1,220,277
		3,196,629
Airlines - 1.9%
Alaska Air Group, Inc.	113,700	6,794,712

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Building products - 1.3%
Gibraltar Industries, Inc. (I)	113,200	$1,840,632
Quanex Building Products Corp.	26,300	493,914
Universal Forest Products, Inc.	45,600	2,425,920
		4,760,466
Commercial services and supplies - 4.7%
G&K Services, Inc., Class A	56,200	3,981,770
Matthews International Corp., Class A	72,000	3,504,240
McGrath RentCorp.	116,030	4,160,836
MSA Safety, Inc.	55,600	2,951,804
US Ecology, Inc. (L)	51,800	2,078,216
		16,676,866
Construction and engineering - 0.9%
Aegion Corp. (I)	94,000	1,749,340
Comfort Systems USA, Inc.	98,200	1,681,184
		3,430,524
Electrical equipment - 0.6%
Franklin Electric Company, Inc.	54,500	2,045,385
Machinery - 4.7%
Astec Industries, Inc.	45,700	1,796,467
CIRCOR International, Inc.	39,800	2,399,144
ESCO Technologies, Inc.	72,300	2,667,870
Hillenbrand, Inc.	21,110	728,295
Luxfer Holdings PLC, ADR	47,500	709,175
Nordson Corp.	50,500	3,936,980
RBC Bearings, Inc.	16,700	1,077,651
Sun Hydraulics Corp.	37,300	1,468,874
Woodward, Inc.	43,430	2,138,059
		16,922,515
Marine - 0.8%
Kirby Corp. (I)	34,900	2,817,826
Professional services - 1.4%
FTI Consulting, Inc. (I)	47,200	1,823,336
Navigant Consulting, Inc. (I)	121,900	1,873,603
On Assignment, Inc. (I)	41,400	1,374,066
		5,071,005
Road and rail - 4.1%
Genesee & Wyoming, Inc., Class A (I)	64,200	5,772,864
Landstar System, Inc.	97,300	7,057,169
Universal Truckload Services, Inc.	60,289	1,718,839
		14,548,872
Trading companies and distributors - 1.8%
Beacon Roofing Supply, Inc. (I)	147,000	4,086,600
Kaman Corp.	58,100	2,329,229
		6,415,829
		82,750,407
Information technology - 10.6%
Communications equipment - 0.8%
Ixia (I)	160,300	1,803,375
Sonus Networks, Inc. (I)	309,700	1,229,509
		3,032,884
Electronic equipment, instruments and components - 6.1%
Badger Meter, Inc.	9,700	575,695
Belden, Inc.	57,100	4,500,051
Cognex Corp. (I)	20,700	855,531
Electro Rent Corp.	138,300	1,941,732
Electro Scientific Industries, Inc.	123,600	959,136
Fabrinet (I)	94,800	1,681,752

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Littelfuse, Inc.	43,200	$4,176,144
Methode Electronics, Inc.	40,900	1,493,259
Newport Corp. (I)	60,400	1,154,244
SYNNEX Corp.	57,900	4,525,464
		21,863,008
Semiconductors and semiconductor equipment - 3.1%
Advanced Energy Industries, Inc. (I)	104,500	2,476,650
Brooks Automation, Inc.	96,300	1,227,825
Cabot Microelectronics Corp. (I)	64,300	3,042,676
Entegris, Inc. (I)	105,500	1,393,655
Intersil Corp., Class A	36,800	532,496
Teradyne, Inc.	116,900	2,313,451
		10,986,753
Software - 0.6%
Progress Software Corp. (I)	75,300	2,034,606
		37,917,251
Materials - 8.7%
Chemicals - 2.7%
American Vanguard Corp. (L)	83,600	971,432
Innospec, Inc.	121,000	5,166,700
Minerals Technologies, Inc.	52,000	3,611,400
		9,749,532
Containers and packaging - 1.9%
AptarGroup, Inc.	71,100	4,752,324
Myers Industries, Inc.	121,200	2,133,120
		6,885,444
Metals and mining - 1.8%
Carpenter Technology Corp.	40,500	1,994,625
Royal Gold, Inc.	22,500	1,410,750
Ryerson Holding Corp. (I)	41,800	415,074
Schnitzer Steel Industries, Inc., Class A	43,000	970,080
Stillwater Mining Company (I)	101,500	1,496,110
		6,286,639
Paper and forest products - 2.3%
Clearwater Paper Corp. (I)	47,300	3,242,415
Deltic Timber Corp.	37,300	2,551,320
Wausau Paper Corp.	198,700	2,259,219
		8,052,954
		30,974,569
Telecommunication services - 0.1%
Diversified telecommunication services - 0.1%
Premiere Global Services, Inc. (I)	28,000	297,360
Utilities - 4.6%
Electric utilities - 2.4%
Cleco Corp.	70,100	3,823,254
El Paso Electric Company	65,500	2,623,930
PNM Resources, Inc.	72,600	2,151,138
		8,598,322
Gas utilities - 0.8%
Southwest Gas Corp.	49,700	3,071,957
Multi-utilities - 1.4%
Black Hills Corp.	34,000	1,803,360

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multi-utilities (continued)
NorthWestern Corp.	54,900	$3,106,242
		4,909,602
		16,579,881
TOTAL COMMON STOCKS (Cost $222,536,144)		$345,549,958
INVESTMENT COMPANIES - 0.2%
Financials - 0.2%
iShares Russell 2000 Value ETF (L)	6,800	691,424
TOTAL INVESTMENT COMPANIES (Cost $403,071)		$691,424
SECURITIES LENDING COLLATERAL - 2.4%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	862,940	8,634,233
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,634,489)		$8,634,233
SHORT-TERM INVESTMENTS - 3.5%
Money market funds - 3.5%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	913,061	913,061
T.Rowe Price Reserve Investment
Fund, 0.0662% (Y)	11,625,696	11,625,696
TOTAL SHORT-TERM INVESTMENTS (Cost $12,538,757)		$12,538,757
Total Investments (Small Company Value Trust)
(Cost $244,112,461) - 102.7%		$367,414,372
Other assets and liabilities, net - (2.7%)		(9,512,718)
TOTAL NET ASSETS - 100.0%		$357,901,654

Strategic Equity Allocation Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.3%
Consumer discretionary - 11.8%
Auto components - 0.7%
Aisin Seiki Company, Ltd.	48,604	$1,746,265
American Axle &
Manufacturing Holdings, Inc. (I)	15,490	349,919
BorgWarner, Inc.	80,289	4,411,881
Bridgestone Corp.	164,074	5,690,402
Cie Generale des Etablissements Michelin	47,349	4,274,037
Continental AG	27,772	5,857,744
Cooper Tire & Rubber Company	13,078	453,153
Cooper-Standard Holding, Inc. (I)	3,158	182,785
Dana Holding Corp.	38,893	845,534
Delphi Automotive PLC	104,704	7,614,075
Denso Corp.	122,595	5,713,885
Dorman Products, Inc. (I) (L)	6,220	300,239
Drew Industries, Inc. (I)	5,395	275,523
Federal-Mogul Holdings Corp. (I)	6,690	107,642
Fox Factory Holding Corp. (I)	2,708	43,951
Fuel Systems Solutions, Inc. (I)	4,011	43,880
Gentex Corp.	72,167	2,607,394
Gentherm, Inc. (I)	8,246	301,969
GKN PLC	416,841	2,218,735
Johnson Controls, Inc.	235,191	11,369,133

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Koito Manufacturing Company, Ltd.	24,666	$754,577
Modine Manufacturing Company (I)	11,675	158,780
Motorcar Parts of America, Inc. (I)	4,228	131,449
NGK Spark Plug Company, Ltd.	45,399	1,379,468
NHK Spring Company, Ltd.	38,577	335,672
NOK Corp.	24,572	625,443
Nokian Renkaat OYJ	28,806	702,680
Pirelli & C. SpA	60,435	815,111
Remy International, Inc. (L)	3,618	75,689
Spartan Motors, Inc.	9,601	50,501
Standard Motor Products, Inc.	4,737	180,574
Stanley Electric Company, Ltd.	36,167	780,970
Stoneridge, Inc. (I)	6,864	88,271
Strattec Security Corp.	834	68,872
Sumitomo Electric Industries, Ltd.	191,543	2,392,233
Sumitomo Rubber Industries, Ltd.	43,902	652,650
Superior Industries International, Inc.	5,958	117,909
Tenneco, Inc. (I)	13,955	789,993
The Goodyear Tire & Rubber Company	95,959	2,741,549
The Yokohama Rubber Company, Ltd.	49,000	446,161
Tower International, Inc. (I)	4,955	126,600
Toyoda Gosei Company, Ltd.	15,903	319,876
Toyota Industries Corp.	41,353	2,119,413
Valeo SA	19,181	2,386,695
		72,649,282
Automobiles - 1.4%
Bayerische Motoren Werke AG	83,685	9,031,133
Daihatsu Motor Company, Ltd.	48,712	636,220
Daimler AG	243,511	20,224,578
Fiat Chrysler Automobiles NV (I)	220,623	2,563,578
Ford Motor Company	1,358,626	21,058,703
Fuji Heavy Industries, Ltd.	148,112	5,241,087
General Motors Company	476,424	16,631,962
Harley-Davidson, Inc.	75,646	4,985,828
Honda Motor Company, Ltd.	411,873	12,083,643
Isuzu Motors, Ltd.	150,900	1,838,009
Mazda Motor Corp.	137,200	3,294,936
Mitsubishi Motors Corp.	162,437	1,483,937
Nissan Motor Company, Ltd.	627,296	5,471,130
Peugeot SA (I)	99,497	1,219,075
Renault SA	48,431	3,527,535
Suzuki Motor Corp.	92,643	2,776,264
Thor Industries, Inc.	22,898	1,279,311
Toyota Motor Corp.	691,352	43,083,221
Volkswagen AG	7,494	1,624,726
Winnebago Industries, Inc.	6,360	138,394
Yamaha Motor Company, Ltd.	66,613	1,332,746
		159,526,016
Distributors - 0.1%
Core-Mark Holding Company, Inc.	5,315	329,158
Genuine Parts Company	54,013	5,756,165
Jardine Cycle and Carriage, Ltd.	27,467	879,976
LKQ Corp. (I)	149,388	4,200,791
Pool Corp.	10,459	663,519
VOXX International Corp. (I)	4,834	42,346
		11,871,955
Diversified consumer services - 0.1%
2U, Inc. (I)	2,413	47,440
American Public Education, Inc. (I)	4,052	149,397
Apollo Education Group, Inc. (I)	47,615	1,624,148
Ascent Capital Group, Inc., Class A (I)	3,444	182,291

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
Benesse Holdings, Inc.	16,555	$491,235
Bridgepoint Education, Inc. (I)	3,975	44,997
Bright Horizons Family Solutions, Inc. (I)	7,054	331,609
Capella Education Company	2,528	194,555
Career Education Corp. (I)	16,102	112,070
Carriage Services, Inc.	3,971	83,192
Chegg, Inc. (I) (L)	17,603	121,637
Collectors Universe, Inc.	1,892	39,467
DeVry Education Group, Inc.	28,342	1,345,395
Graham Holdings Company, Class B	2,171	1,875,114
Grand Canyon Education, Inc. (I)	10,798	503,835
H&R Block, Inc.	96,314	3,243,856
Houghton Mifflin Harcourt Company (I)	25,125	520,339
ITT Educational Services, Inc. (I) (L)	5,410	51,990
K12, Inc. (I)	8,087	95,993
LifeLock, Inc. (I)	18,778	347,581
Regis Corp. (I)	10,148	170,080
Service Corp. International	102,364	2,323,663
Sotheby’s	44,347	1,914,903
Steiner Leisure, Ltd. (I)	3,221	148,842
Strayer Education, Inc. (I)	2,511	186,517
Universal Technical Institute, Inc.	5,629	55,389
Weight Watchers International, Inc. (I) (L)	6,513	161,783
		16,367,318
Hotels, restaurants and leisure - 1.5%
Accor SA	43,489	1,954,873
Belmond, Ltd., Class A (I)	22,570	279,191
Biglari Holdings, Inc. (I)	411	164,199
BJ’s Restaurants, Inc. (I)	5,048	253,460
Bloomin’ Brands, Inc. (I)	17,916	443,600
Bob Evans Farms, Inc.	5,790	296,332
Boyd Gaming Corp. (I)	18,153	231,995
Bravo Brio Restaurant Group, Inc. (I)	5,351	74,432
Brinker International, Inc.	31,331	1,838,816
Buffalo Wild Wings, Inc. (I)	4,379	789,884
Caesars Acquisition Company, Class A (I) (L)	10,479	108,038
Caesars Entertainment Corp. (I) (L)	12,257	192,312
Carnival Corp.	158,890	7,202,484
Carnival PLC	46,689	2,110,259
Carrols Restaurant Group, Inc. (I)	9,746	74,362
Chipotle Mexican Grill, Inc. (I)	10,954	7,498,123
Churchill Downs, Inc.	3,162	301,339
Chuy’s Holdings, Inc. (I)	3,936	77,421
Clubcorp Holdings, Inc.	5,755	103,187
Compass Group PLC	423,292	7,235,285
Cracker Barrel Old Country Store, Inc.	4,368	614,840
Crown Resorts, Ltd.	92,571	952,034
Darden Restaurants, Inc.	47,181	2,766,222
Del Frisco’s Restaurant Group, Inc. (I)	5,743	136,339
Denny’s Corp. (I)	20,668	213,087
Diamond Resorts International, Inc. (I)	8,255	230,315
DineEquity, Inc.	3,870	401,087
Domino’s Pizza, Inc.	27,117	2,553,608
El Pollo Loco Holdings, Inc. (I)	1,996	39,860
Fiesta Restaurant Group, Inc. (I)	6,207	377,386
Flight Centre Travel Group, Ltd.	13,643	361,143
Galaxy Entertainment Group, Ltd.	588,153	3,268,197
Genting Singapore PLC	1,553,821	1,259,825
Habit Restaurants, Inc. (I)	1,603	51,857
InterContinental Hotels Group PLC	59,995	2,413,980
International Game Technology	121,963	2,103,862
International Speedway Corp., Class A	20,404	645,787
Interval Leisure Group, Inc.	9,561	199,729

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Isle of Capri Casinos, Inc. (I)	6,264	$52,430
Jack in the Box, Inc.	9,233	738,271
Jamba, Inc. (I)	4,418	66,668
Krispy Kreme Doughnuts, Inc. (I)	15,279	301,607
La Quinta Holdings, Inc. (I)	10,236	225,806
Life Time Fitness, Inc. (I)	27,181	1,538,988
Marriott International, Inc., Class A	75,058	5,856,776
Marriott Vacations Worldwide Corp.	6,115	455,812
McDonald’s Corp.	343,525	32,188,293
McDonald’s Holdings
Company Japan, Ltd. (L)	17,461	382,181
Merlin Entertainments PLC (S)	124,991	773,400
MGM China Holdings, Ltd.	243,372	614,493
Morgans Hotel Group Company (I)	8,829	69,219
Nathan’s Famous, Inc. (I)	837	66,960
Noodles & Company (I)	2,610	68,774
Oriental Land Company, Ltd.	12,698	2,928,335
Panera Bread Company, Class A (I)	12,631	2,207,899
Papa John’s International, Inc.	7,132	397,966
Penn National Gaming, Inc. (I)	18,572	254,994
Pinnacle Entertainment, Inc. (I) (L)	13,929	309,920
Popeyes Louisiana Kitchen, Inc. (I)	5,516	310,385
Potbelly Corp. (I)	3,868	49,781
Red Robin Gourmet Burgers, Inc. (I)	3,340	257,097
Royal Caribbean Cruises, Ltd.	58,932	4,857,765
Ruby Tuesday, Inc. (I)	14,533	99,406
Ruth’s Hospitality Group, Inc.	8,985	134,775
Sands China, Ltd.	609,482	2,970,935
Scientific Games Corp., Class A (I) (L)	12,040	153,269
Shangri-La Asia, Ltd.	255,964	350,087
SJM Holdings, Ltd.	493,884	776,989
Sodexo	23,954	2,344,720
Sonic Corp.	12,641	344,214
Speedway Motorsports, Inc.	3,376	73,833
Starbucks Corp.	264,146	21,673,179
Starwood Hotels & Resorts Worldwide, Inc.	62,910	5,100,114
Tabcorp Holdings, Ltd.	193,691	653,846
Tatts Group, Ltd.	364,382	1,024,825
Texas Roadhouse, Inc.	16,165	545,730
The Cheesecake Factory, Inc.	34,238	1,722,514
The Marcus Corp.	4,836	89,514
The Wendy’s Company	135,055	1,219,547
TUI AG (I)	51,485	827,315
Vail Resorts, Inc.	8,342	760,206
Whitbread PLC	46,115	3,412,795
William Hill PLC	221,511	1,244,690
Wyndham Worldwide Corp.	43,582	3,737,592
Wynn Macau, Ltd.	395,270	1,105,268
Wynn Resorts, Ltd.	28,488	4,237,875
Yum! Brands, Inc.	154,439	11,250,881
Zoe’s Kitchen, Inc. (I) (L)	1,394	41,695
		170,688,384
Household durables - 0.6%
Beazer Homes USA, Inc. (I)	6,373	123,381
Casio Computer Company, Ltd. (L)	49,748	761,012
Cavco Industries, Inc. (I)	2,116	167,735
CSS Industries, Inc.	2,379	65,756
D.R. Horton, Inc.	118,343	2,992,894
Electrolux AB, Series B	61,123	1,785,966
Ethan Allen Interiors, Inc.	5,914	183,157
Flexsteel Industries, Inc.	1,325	42,731
Garmin, Ltd. (L)	42,553	2,248,075
Harman International Industries, Inc.	24,237	2,586,330

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Helen of Troy, Ltd. (I)	6,528	$424,712
Hovnanian Enterprises, Inc., Class A (I) (L)	27,652	114,203
Husqvarna AB, B Shares	104,168	765,683
Iida Group Holdings Company, Ltd.	40,400	492,133
iRobot Corp. (I) (L)	6,846	237,693
Jarden Corp. (I)	88,198	4,222,920
KB Home (L)	64,292	1,064,033
La-Z-Boy, Inc.	12,154	326,213
Leggett & Platt, Inc.	47,975	2,044,215
Lennar Corp., Class A	63,270	2,835,129
LGI Homes, Inc. (I) (L)	3,740	55,801
Libbey, Inc. (I)	5,092	160,092
Lifetime Brands, Inc.	2,639	45,391
M/I Homes, Inc. (I)	5,738	131,744
MDC Holdings, Inc. (L)	28,246	747,672
Meritage Homes Corp. (I)	9,033	325,098
Mohawk Industries, Inc. (I)	22,081	3,430,504
NACCO Industries, Inc., Class A	1,174	69,689
Newell Rubbermaid, Inc.	95,779	3,648,222
Nikon Corp.	86,546	1,149,928
NVR, Inc. (I)	1,918	2,446,083
Panasonic Corp.	557,509	6,566,582
Persimmon PLC (I)	77,534	1,893,682
PulteGroup, Inc.	117,600	2,523,696
Rinnai Corp.	9,378	630,128
Sekisui Chemical Company, Ltd.	108,163	1,301,306
Sekisui House, Ltd.	139,478	1,835,248
Sharp Corp. (I) (L)	388,898	860,357
Skullcandy, Inc. (I)	4,947	45,463
Sony Corp.	265,500	5,418,656
Standard Pacific Corp. (I)	33,196	241,999
Techtronic Industries Company	348,742	1,118,794
Tempur Sealy International, Inc. (I)	30,027	1,648,783
The Dixie Group, Inc. (I)	4,130	37,872
The Ryland Group, Inc.	10,847	418,260
Toll Brothers, Inc. (I)	79,809	2,735,054
TRI Pointe Homes, Inc. (I)	34,236	522,099
Tupperware Brands Corp.	24,833	1,564,479
Universal Electronics, Inc. (I)	3,728	242,432
WCI Communities, Inc. (I)	2,923	57,232
Whirlpool Corp.	27,493	5,326,494
William Lyon Homes, Class A (I)	4,279	86,735
		70,769,546
Internet and catalog retail - 0.7%
1-800-Flowers.com, Inc., Class A (I)	6,317	52,052
Amazon.com, Inc. (I)	134,036	41,598,073
Blue Nile, Inc. (I)	2,935	105,689
Coupons.com, Inc. (I) (L)	2,799	49,682
EVINE Live, Inc. (I)	10,792	71,119
Expedia, Inc.	34,707	2,962,590
FTD Companies, Inc. (I)	4,528	157,665
HSN, Inc.	23,611	1,794,436
Lands’ End, Inc. (I) (L)	3,845	207,476
Netflix, Inc. (I)	21,253	7,260,237
Nutrisystem, Inc.	6,888	134,660
Orbitz Worldwide, Inc. (I)	12,002	98,776
Overstock.com, Inc. (I)	2,674	64,898
PetMed Express, Inc. (L)	5,596	80,415
Rakuten, Inc.	202,205	2,811,824
RetailMeNot, Inc. (I)	7,327	107,121
Shutterfly, Inc. (I)	9,019	376,047
The Priceline Group, Inc. (I)	18,485	21,076,782
Travelport Worldwide, Ltd.	7,065	127,170

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet and catalog retail (continued)
TripAdvisor, Inc. (I)	39,562	$2,953,699
Wayfair, Inc., Class A (I)	3,411	67,708
		82,158,119
Leisure products - 0.2%
Arctic Cat, Inc.	3,146	111,683
Bandai Namco Holdings, Inc.	45,093	954,677
Black Diamond, Inc. (I)	5,543	48,501
Brunswick Corp.	67,216	3,445,492
Callaway Golf Company	18,741	144,306
Hasbro, Inc.	39,884	2,193,221
JAKKS Pacific, Inc. (I) (L)	5,132	34,898
Johnson Outdoors, Inc., Class A	1,433	44,710
LeapFrog Enterprises, Inc. (I)	15,753	74,354
Malibu Boats, Inc., Class A (I)	2,516	48,483
Mattel, Inc.	120,593	3,731,750
Nautilus, Inc. (I)	7,823	118,753
Polaris Industries, Inc.	30,114	4,554,441
Sankyo Company, Ltd.	12,251	420,256
Sega Sammy Holdings, Inc.	47,236	604,345
Shimano, Inc.	19,981	2,587,971
Smith & Wesson Holding Corp. (I) (L)	12,939	122,532
Sturm Ruger & Company, Inc. (L)	4,617	159,887
Yamaha Corp.	42,473	626,047
		20,026,307
Media - 2.7%
AH Belo Corp., Class A	5,392	55,969
Altice SA (I)	22,026	1,742,138
AMC Entertainment Holdings, Inc., Class A	4,849	126,947
AMC Networks, Inc., Class A (I)	29,149	1,858,832
Axel Springer AG	10,222	616,537
Cablevision Systems Corp., Class A (L)	75,717	1,562,799
Carmike Cinemas, Inc. (I)	5,747	150,974
CBS Corp., Class B	168,419	9,320,307
Central European Media
Enterprises, Ltd., Class A (I) (L)	17,656	56,676
Cinemark Holdings, Inc.	51,336	1,826,535
Comcast Corp., Class A	909,477	52,758,761
Cumulus Media, Inc., Class A (I)	34,812	147,255
Dentsu, Inc.	54,965	2,310,806
Dex Media, Inc. (I) (L)	3,886	34,857
DIRECTV (I)	177,362	15,377,285
Discovery Communications, Inc., Series A (I)	53,177	1,831,948
Discovery Communications, Inc., Series C (I)	97,183	3,277,011
DreamWorks Animation
SKG, Inc., Class A (I) (L)	35,710	797,404
Entercom Communications Corp., Class A (I)	6,382	77,605
Entravision Communications Corp., Class A	14,003	90,739
Eros International PLC (I)	5,203	110,095
Eutelsat Communications	39,105	1,264,642
Gannett Company, Inc.	79,556	2,540,223
Global Eagle Entertainment, Inc. (I)	9,356	127,335
Gray Television, Inc. (I)	11,865	132,888
Hakuhodo DY Holdings, Inc.	60,573	579,680
Harte-Hanks, Inc.	11,993	92,826
ITV PLC	973,343	3,246,795
JCDecaux SA	17,288	595,239
John Wiley & Sons, Inc., Class A	23,131	1,370,280
Journal Communications, Inc., Class A (I)	10,833	123,821
Kabel Deutschland Holding AG (I)	5,622	761,886
Lagardere SCA	30,306	789,228
Lee Enterprises, Inc. (I) (L)	14,179	52,179
Live Nation Entertainment, Inc. (I)	71,221	1,859,580

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Loral Space & Communications, Inc. (I)	3,047	$239,829
Martha Stewart Living
Omnimedia, Inc., Class A (I)	8,449	36,415
MDC Partners, Inc., Class A	10,067	228,722
Media General, Inc. (I) (L)	12,737	213,090
Meredith Corp.	26,276	1,427,312
National CineMedia, Inc.	14,339	206,051
New Media Investment Group, Inc.	8,588	202,934
News Corp., Class A (I)	177,742	2,788,772
Nexstar Broadcasting Group, Inc., Class A	7,218	373,820
Numericable Group SA (I)	24,452	1,214,411
Omnicom Group, Inc.	87,619	6,787,844
Pearson PLC	208,156	3,844,253
ProSiebenSat.1 Media AG	55,583	2,322,441
Publicis Groupe SA	46,820	3,357,712
REA Group, Ltd.	13,378	490,493
Reading International, Inc., Class A (I)	4,517	59,895
Reed Elsevier NV	177,440	4,237,376
Reed Elsevier PLC	287,342	4,908,371
Rentrak Corp. (I)	2,319	168,870
RTL Group SA	9,830	937,350
Scholastic Corp.	6,180	225,076
Scripps Networks Interactive, Inc., Class A	35,773	2,692,634
SES SA	77,181	2,769,253
SFX Entertainment, Inc. (I) (L)	10,495	47,542
Sinclair Broadcast Group, Inc., Class A (L)	16,085	440,086
Singapore Press Holdings, Ltd.	405,632	1,287,665
Sizmek, Inc. (I)	6,133	38,393
Sky PLC	259,973	3,628,267
Societe Television Francaise 1	3	46
Telenet Group Holding NV (I)	13,221	741,932
The EW Scripps Company, Class A (I)	7,435	166,172
The Interpublic Group of Companies, Inc.	146,100	3,034,497
The McClatchy Company, Class A (I)	15,059	49,996
The New York Times Company, Class A	96,556	1,276,470
The Walt Disney Company	550,727	51,872,976
Thomson Reuters Corp.	29,396	1,185,835
Time Warner Cable, Inc.	98,987	15,051,963
Time Warner, Inc.	295,965	25,281,330
Time, Inc.	79,090	1,946,405
Toho Company, Ltd.	29,008	658,178
Twenty-First Century Fox, Inc., Class A	654,591	25,139,567
Viacom, Inc., Class B	130,327	9,807,107
Wolters Kluwer NV	76,634	2,338,502
World Wrestling
Entertainment, Inc., Class A (L)	6,926	85,467
WPP PLC	332,205	6,907,095
		298,386,497
Multiline retail - 0.6%
Big Lots, Inc.	26,350	1,054,527
Burlington Stores, Inc. (I)	6,667	315,082
Dollar General Corp. (I)	107,169	7,576,848
Dollar Tree, Inc. (I)	72,461	5,099,805
Don Quijote Company, Ltd.	14,907	1,024,811
Family Dollar Stores, Inc.	34,099	2,700,982
Fred’s, Inc., Class A	8,647	150,544
Harvey Norman Holding, Ltd.	129,782	354,250
Isetan Mitsukoshi Holdings, Ltd.	85,128	1,053,390
J Front Retailing Company, Ltd.	61,200	708,817
J.C. Penney Company, Inc. (I) (L)	150,278	973,801
Kohl’s Corp.	71,329	4,353,922
Macy’s, Inc.	121,925	8,016,569
Marks & Spencer Group PLC	414,743	3,070,921

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multiline retail (continued)
Marui Group Company, Ltd.	61,941	$558,689
Next PLC	38,654	4,099,523
Nordstrom, Inc.	49,730	3,948,065
Takashimaya Company, Ltd.	68,883	550,009
Target Corp.	224,871	17,069,958
The Bon-Ton Stores, Inc. (L)	4,216	31,241
Tuesday Morning Corp. (I)	10,132	219,864
		62,931,618
Specialty retail - 2.1%
Aaron’s, Inc.	31,798	972,065
ABC-Mart, Inc.	6,464	312,781
Abercrombie & Fitch Company, Class A	35,182	1,007,612
Advance Auto Parts, Inc.	35,984	5,731,532
Aeropostale, Inc. (I) (L)	20,311	47,122
America’s Car-Mart, Inc. (I)	1,870	99,821
American Eagle Outfitters, Inc. (L)	131,280	1,822,166
ANN, Inc. (I)	33,434	1,219,672
Asbury Automotive Group, Inc. (I)	6,997	531,212
Ascena Retail Group, Inc. (I)	64,931	815,533
AutoNation, Inc. (I)	26,395	1,594,522
AutoZone, Inc. (I)	11,321	7,008,944
Barnes & Noble, Inc. (I)	9,542	221,565
Bed Bath & Beyond, Inc. (I)	65,243	4,969,559
Best Buy Company, Inc.	103,559	4,036,730
Big 5 Sporting Goods Corp.	4,579	66,991
Brown Shoe Company, Inc.	10,011	321,854
Build-A-Bear Workshop, Inc. (I)	2,950	59,295
Cabela’s, Inc. (I) (L)	23,479	1,237,578
CarMax, Inc. (I)	76,046	5,063,143
Chico’s FAS, Inc.	75,395	1,222,153
Christopher & Banks Corp. (I)	9,416	53,765
Citi Trends, Inc. (I)	4,085	103,146
Conn’s, Inc. (I) (L)	6,442	120,401
CST Brands, Inc.	38,286	1,669,652
Destination Maternity Corp.	3,635	57,978
Destination XL Group, Inc. (I)	9,918	54,152
Dick’s Sporting Goods, Inc.	48,364	2,401,273
Dixons Carphone PLC	248,779	1,786,990
Express, Inc. (I)	19,726	289,775
Fast Retailing Company, Ltd.	13,446	4,892,934
Five Below, Inc. (I) (L)	12,643	516,214
Foot Locker, Inc.	70,044	3,935,072
Francesca’s Holdings Corp. (I)	10,138	169,305
GameStop Corp., Class A (L)	38,242	1,292,580
Genesco, Inc. (I)	5,580	427,540
Group 1 Automotive, Inc.	5,580	500,080
Guess?, Inc.	45,735	964,094
Haverty Furniture Companies, Inc.	4,942	108,773
Hennes & Mauritz AB, B Shares	240,157	9,977,324
hhgregg, Inc. (I) (L)	3,201	24,232
Hibbett Sports, Inc. (I) (L)	6,023	291,694
Hikari Tsushin, Inc.	4,000	243,298
Inditex SA	275,536	7,859,771
Kingfisher PLC	602,150	3,183,048
Kirkland’s, Inc. (I)	3,553	83,993
L Brands, Inc.	86,813	7,513,665
Lithia Motors, Inc., Class A	5,275	457,290
Lowe’s Companies, Inc.	343,492	23,632,250
Lumber Liquidators Holdings, Inc. (I) (L)	6,361	421,798
MarineMax, Inc. (I)	5,985	119,999
Mattress Firm Holding Corp. (I) (L)	3,426	198,982
Monro Muffler Brake, Inc.	7,301	421,998
Murphy USA, Inc. (I)	21,191	1,459,212

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Nitori Holdings Company, Ltd.	17,390	$934,339
O’Reilly Automotive, Inc. (I)	35,837	6,902,923
Office Depot, Inc. (I)	363,003	3,112,751
Outerwall, Inc. (I) (L)	4,364	328,260
Pacific Sunwear of California, Inc. (I)	12,841	27,993
PetSmart, Inc.	35,424	2,879,794
Pier 1 Imports, Inc.	21,967	338,292
Rent-A-Center, Inc.	38,249	1,389,204
Restoration Hardware Holdings, Inc. (I) (L)	7,223	693,480
Ross Stores, Inc.	74,107	6,985,326
Sanrio Company, Ltd. (L)	12,973	320,532
Sears Hometown and Outlet Stores, Inc. (I)	2,955	38,858
Select Comfort Corp. (I)	12,592	340,362
Shimamura Company, Ltd.	5,328	459,790
Shoe Carnival, Inc.	3,754	96,440
Signet Jewelers, Ltd.	39,525	5,200,304
Sonic Automotive, Inc., Class A	9,235	249,714
Sports Direct International PLC (I)	69,297	762,316
Stage Stores, Inc.	7,508	155,416
Staples, Inc.	225,166	4,080,008
Stein Mart, Inc.	6,899	100,863
Systemax, Inc. (I)	2,701	36,464
The Buckle, Inc. (L)	6,528	342,851
The Cato Corp., Class A	6,375	268,898
The Children’s Place Retail Stores, Inc.	5,152	293,664
The Container Store Group, Inc. (I)	4,134	79,083
The Finish Line, Inc., Class A	11,319	275,165
The Gap, Inc.	94,220	3,967,604
The Home Depot, Inc.	465,243	48,836,558
The Men’s Wearhouse, Inc.	11,113	490,639
The Pep Boys - Manny, Moe & Jack (I)	12,575	123,487
The TJX Companies, Inc.	243,246	16,681,811
Tiffany & Company	39,542	4,225,458
Tile Shop Holdings, Inc. (I) (L)	6,786	60,260
Tractor Supply Company	48,011	3,784,227
Urban Outfitters, Inc. (I)	34,790	1,222,173
USS Company, Ltd.	55,848	858,087
Vitamin Shoppe, Inc. (I)	7,117	345,744
West Marine, Inc. (I)	4,334	55,995
Williams-Sonoma, Inc.	42,219	3,195,134
Winmark Corp.	609	52,934
Yamada Denki Company, Ltd.	224,368	752,782
Zumiez, Inc. (I)	4,863	187,858
		235,127,969
Textiles, apparel and luxury goods - 1.1%
adidas AG	52,754	3,663,529
Asics Corp.	40,572	976,783
Burberry Group PLC	112,744	2,860,510
Carter’s, Inc.	26,081	2,277,132
Christian Dior SA (L)	13,853	2,370,776
Cie Financiere Richemont SA	131,850	11,689,638
Coach, Inc.	98,014	3,681,406
Columbia Sportswear Company	6,293	280,290
Crocs, Inc. (I)	19,356	241,756
Culp, Inc.	2,463	53,398
Deckers Outdoor Corp. (I)	17,075	1,554,508
Fossil Group, Inc. (I)	15,875	1,757,998
G-III Apparel Group, Ltd. (I)	4,462	450,707
Hanesbrands, Inc.	49,244	5,496,615
Hermes International SA (L)	4,224	1,504,092
Hugo Boss AG	10,530	1,288,152
Iconix Brand Group, Inc. (I)	11,121	375,779
Kate Spade & Company (I)	62,661	2,005,779

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Kering	19,086	$3,667,768
Li & Fung, Ltd.	1,487,774	1,387,663
Luxottica Group SpA	42,529	2,331,390
LVMH Moet Hennessy Louis Vuitton SA (L)	70,624	11,186,958
Michael Kors Holdings, Ltd. (I)	72,409	5,437,916
Movado Group, Inc.	4,388	124,488
NIKE, Inc., Class B	246,456	23,696,744
Oxford Industries, Inc.	3,447	190,309
Pandora A/S	29,302	2,375,134
Perry Ellis International, Inc. (I)	2,999	77,764
PVH Corp.	28,857	3,698,602
Quiksilver, Inc. (I) (L)	32,186	71,131
Ralph Lauren Corp.	21,311	3,945,945
Sequential Brands Group, Inc. (I) (L)	4,202	54,920
Skechers U.S.A., Inc., Class A (I)	8,974	495,814
Steven Madden, Ltd. (I)	13,538	430,915
The Swatch Group AG, Bearer Shares	7,750	3,442,986
The Swatch Group AG, Registered Shares	12,590	1,086,567
Tumi Holdings, Inc. (I)	11,864	281,533
Under Armour, Inc., Class A (I)	58,456	3,969,162
Unifi, Inc. (I)	3,510	104,352
Vera Bradley, Inc. (I)	5,096	103,856
VF Corp.	122,186	9,151,731
Vince Holding Corp. (I)	2,668	69,742
Wolverine World Wide, Inc.	23,517	693,046
Yue Yuen Industrial Holdings, Ltd.	190,987	685,523
		121,290,807
		1,321,793,818
Consumer staples - 9.1%
Beverages - 1.9%
Anheuser-Busch InBev NV	203,317	22,881,564
Asahi Group Holdings, Ltd.	98,303	3,041,230
Brown-Forman Corp., Class B	55,425	4,868,532
Carlsberg A/S, Class B	27,187	2,087,957
Coca-Cola Amatil, Ltd.	145,562	1,099,002
Coca-Cola Bottling Company Consolidated	1,188	104,580
Coca-Cola Company	1,391,605	58,753,563
Coca-Cola Enterprises, Inc.	78,519	3,472,110
Coca-Cola HBC AG (I)	50,903	969,167
Constellation Brands, Inc., Class A (I)	59,116	5,803,418
Craft Brew Alliance, Inc. (I)	3,278	43,729
Diageo PLC	635,393	18,202,145
Dr. Pepper Snapple Group, Inc.	68,694	4,923,986
Heineken Holding NV	25,602	1,602,724
Heineken NV	58,140	4,128,387
Kirin Holdings Company, Ltd.	208,392	2,589,456
Molson Coors Brewing Company, Class B	55,962	4,170,288
Monster Beverage Corp. (I)	50,711	5,494,537
National Beverage Corp. (I)	2,666	60,305
PepsiCo, Inc.	528,331	49,958,979
Pernod Ricard SA	53,593	5,956,199
Remy Cointreau SA	5,988	399,516
SABMiller PLC	244,529	12,747,576
Suntory Beverage & Food, Ltd.	35,259	1,218,173
The Boston Beer
Company, Inc., Class A (I) (L)	1,900	550,126
Treasury Wine Estates, Ltd.	165,007	636,889
		215,764,138
Food and staples retailing - 2.0%
Aeon Company, Ltd.	161,178	1,619,756
Carrefour SA	157,712	4,799,399

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
Casey’s General Stores, Inc.	8,891	$803,035
Casino Guichard Perrachon SA	14,366	1,321,160
Colruyt SA	17,849	829,790
Costco Wholesale Corp.	154,559	21,908,738
CVS Health Corp.	404,738	38,980,317
Delhaize Group SA	26,033	1,895,861
Diplomat Pharmacy, Inc. (I)	3,598	98,477
Distribuidora Internacional
de Alimentacion SA	157,130	1,064,725
FamilyMart Company, Ltd.	15,092	568,422
ICA Gruppen AB	19,468	758,051
Ingles Markets, Inc., Class A	3,627	134,525
J Sainsbury PLC	315,200	1,203,650
Jeronimo Martins SGPS SA	63,946	640,763
Koninklijke Ahold NV	225,870	4,014,355
Lawson, Inc.	16,589	1,002,442
Metcash, Ltd.	225,620	340,029
Metro AG	41,178	1,258,716
Natural Grocers by
Vitamin Cottage, Inc. (I) (L)	2,070	58,312
PriceSmart, Inc.	4,358	397,537
Roundy’s, Inc. (I)	9,390	45,448
Safeway, Inc.	82,195	2,886,688
Seven & I Holdings Company, Ltd.	190,229	6,842,793
SpartanNash Company	8,812	230,346
SUPERVALU, Inc. (I)	148,919	1,444,514
Sysco Corp.	207,575	8,238,652
Tesco PLC	2,052,748	5,985,197
The Andersons, Inc.	6,559	348,545
The Chefs’ Warehouse, Inc. (I)	4,518	104,095
The Fresh Market, Inc. (I)	9,939	409,487
The Kroger Company	173,306	11,127,978
The Pantry, Inc. (I)	5,576	206,647
United Natural Foods, Inc. (I)	36,057	2,788,108
Village Super Market, Inc., Class A	1,933	52,906
Wal-Mart Stores, Inc.	557,484	47,876,726
Walgreens Boots Alliance, Inc.	307,089	23,400,182
Weis Markets, Inc.	2,620	125,288
Wesfarmers, Ltd.	284,225	9,623,189
Whole Foods Market, Inc.	126,947	6,400,668
WM Morrison Supermarkets PLC	533,998	1,523,636
Woolworths, Ltd.	318,520	7,915,094
		221,274,247
Food products - 2.3%
Ajinomoto Company, Inc.	141,296	2,630,491
Archer-Daniels-Midland Company	227,254	11,817,208
Aryzta AG (I)	22,156	1,702,678
Associated British Foods PLC	89,899	4,395,078
B&G Foods, Inc.	12,537	374,856
Barry Callebaut AG (I)	557	571,051
Boulder Brands, Inc. (I)	14,469	160,027
Cal-Maine Foods, Inc. (L)	7,167	279,728
Calavo Growers, Inc.	3,368	159,306
Calbee, Inc.	18,700	644,155
Campbell Soup Company	63,825	2,808,300
Chiquita Brands International, Inc. (I)	10,993	158,959
Chocoladefabriken Lindt & Sprungli AG	239	1,181,727
Chocoladefabriken Lindt & Sprungli AG	26	1,500,247
ConAgra Foods, Inc.	150,815	5,471,568
Danone SA	146,446	9,574,355
Darling International, Inc. (I)	38,173	693,222
Dean Foods Company	68,024	1,318,305
Diamond Foods, Inc. (I)	5,329	150,438

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Farmer Brothers Company (I)	1,865	$54,924
Flowers Foods, Inc.	91,083	1,747,883
Fresh Del Monte Produce, Inc. (L)	8,023	269,172
Freshpet, Inc. (I)	3,219	54,916
General Mills, Inc.	213,145	11,367,023
Golden Agri-Resources, Ltd.	1,792,561	620,402
Hormel Foods Corp.	47,929	2,497,101
Ingredion, Inc.	35,429	3,005,796
Inventure Foods, Inc. (I)	4,398	56,031
J&J Snack Foods Corp.	3,447	374,930
John B. Sanfilippo & Son, Inc.	2,012	91,546
Kellogg Company	88,984	5,823,113
Kerry Group PLC	38,539	2,662,511
Kerry Group PLC	1,204	84,520
Keurig Green Mountain, Inc.	42,908	5,680,805
Kikkoman Corp.	37,746	925,117
Kraft Foods Group, Inc.	207,837	13,023,066
Lancaster Colony Corp.	13,785	1,290,827
Limoneira Company (L)	3,129	78,162
McCormick & Company, Inc.	45,476	3,378,867
Mead Johnson Nutrition Company	71,345	7,173,026
MEIJI Holdings Company, Ltd.	15,478	1,408,176
Mondelez International, Inc., Class A	593,016	21,541,306
Nestle SA	815,845	59,475,904
NH Foods, Ltd.	43,882	960,063
Nisshin Seifun Group, Inc.	53,900	521,804
Nissin Food Products Company, Ltd.	14,875	708,989
Omega Protein Corp. (I)	5,186	54,816
Orkla ASA	207,155	1,410,201
Post Holdings, Inc. (I)	32,321	1,353,927
Sanderson Farms, Inc. (L)	5,287	444,240
Seaboard Corp. (I)	66	277,065
Seneca Foods Corp., Class A (I)	2,332	63,034
Snyder’s-Lance, Inc.	11,168	341,182
Tate & Lyle PLC	118,327	1,108,660
The Hain Celestial Group, Inc. (I)	49,754	2,900,161
The Hershey Company	52,275	5,432,941
The J.M. Smucker Company	35,726	3,607,611
The WhiteWave Foods Company (I)	85,956	3,007,600
Tootsie Roll Industries, Inc. (L)	14,128	433,023
Toyo Suisan Kaisha, Ltd.	22,550	726,084
TreeHouse Foods, Inc. (I)	30,562	2,613,968
Tyson Foods, Inc., Class A	102,928	4,126,384
Unilever NV	412,076	16,119,467
Unilever PLC	324,509	13,184,209
WH Group Ltd. (I) (S)	917,500	522,051
Wilmar International, Ltd.	487,403	1,187,623
Yakult Honsha Company, Ltd.	22,303	1,177,263
Yamazaki Baking Company, Ltd.	28,390	350,312
		250,909,501
Household products - 1.4%
Central Garden & Pet Company, Class A (I)	10,685	102,042
Church & Dwight Company, Inc.	65,949	5,197,441
Colgate-Palmolive Company	302,521	20,931,428
Energizer Holdings, Inc.	30,612	3,935,479
Harbinger Group, Inc. (I)	19,485	275,908
Henkel AG & Company, KGaA	29,711	2,878,058
Kimberly-Clark Corp.	131,539	15,198,016
Orchids Paper Products Company	2,324	67,652
Reckitt Benckiser Group PLC	164,417	13,316,780
Svenska Cellulosa AB SCA, B Shares	149,212	3,216,817
The Clorox Company	45,385	4,729,571
The Procter & Gamble Company	953,957	86,895,943

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household products (continued)
Unicharm Corp.	94,600	$2,267,475
WD-40 Company	3,493	297,184
		159,309,794
Personal products - 0.2%
Avon Products, Inc.	150,868	1,416,651
Beiersdorf AG	25,623	2,080,434
Elizabeth Arden, Inc. (I) (L)	6,211	132,853
IGI Laboratories, Inc. (I)	7,733	68,050
Inter Parfums, Inc.	3,968	108,922
Kao Corp.	129,975	5,125,503
L’Oreal SA	63,608	10,646,186
Medifast, Inc. (I)	2,916	97,832
Nature’s Sunshine Products, Inc.	3,109	46,075
Nutraceutical International Corp. (I)	2,404	51,830
Revlon, Inc., Class A (I)	2,661	90,900
Shiseido Company, Ltd.	91,460	1,282,672
The Estee Lauder Companies, Inc., Class A	79,108	6,028,030
USANA Health Sciences, Inc. (I)	1,311	134,495
		27,310,433
Tobacco - 1.3%
Alliance One International, Inc. (I)	25,631	40,497
Altria Group, Inc.	697,768	34,379,029
British American Tobacco PLC	471,548	25,553,632
Imperial Tobacco Group PLC	241,987	10,652,148
Japan Tobacco, Inc.	277,789	7,645,522
Lorillard, Inc.	127,105	7,999,989
Philip Morris International, Inc.	548,436	44,670,112
Reynolds American, Inc.	108,810	6,993,219
Swedish Match AB	50,259	1,574,841
Universal Corp. (L)	5,397	237,360
Vector Group, Ltd. (L)	17,734	377,912
		140,124,261
		1,014,692,374
Energy - 6.9%
Energy equipment and services - 1.1%
Amec Foster Wheeler PLC	96,423	1,273,436
Atwood Oceanics, Inc.	29,509	837,170
Baker Hughes, Inc.	152,678	8,560,655
Basic Energy Services, Inc. (I)	7,702	53,991
Bristow Group, Inc.	8,132	535,004
C&J Energy Services, Inc. (I)	10,875	143,659
Cameron International Corp. (I)	69,645	3,478,768
CARBO Ceramics, Inc. (L)	14,283	572,034
CHC Group, Ltd. (I)	8,258	26,591
Dawson Geophysical Company	2,250	27,518
Diamond Offshore Drilling, Inc. (L)	23,611	866,760
Dresser-Rand Group, Inc. (I)	37,788	3,091,058
Dril-Quip, Inc. (I)	19,461	1,493,243
Ensco PLC, Class A	83,246	2,493,218
Era Group, Inc. (I)	5,076	107,357
Exterran Holdings, Inc.	13,435	437,712
FMC Technologies, Inc. (I)	82,447	3,861,817
FMSA Holdings, Inc. (I)	6,308	43,651
Forum Energy Technologies, Inc. (I)	13,803	286,136
Geospace Technologies Corp. (I)	3,107	82,336
Gulf Island Fabrication, Inc.	3,644	70,657
Gulfmark Offshore, Inc., Class A (L)	6,321	154,359
Halliburton Company	299,082	11,762,895
Helix Energy Solutions Group, Inc. (I)	72,796	1,579,673
Helmerich & Payne, Inc.	38,480	2,594,322
Hercules Offshore, Inc. (I) (L)	39,841	39,841

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Hornbeck Offshore Services, Inc. (I)	8,460	$211,246
ION Geophysical Corp. (I)	30,693	84,406
Key Energy Services, Inc. (I)	31,976	53,400
Matrix Service Company (I)	6,303	140,683
McDermott International, Inc. (I)	55,308	160,946
Nabors Industries, Ltd.	104,271	1,353,438
National Oilwell Varco, Inc.	151,898	9,953,876
Natural Gas Services Group, Inc. (I)	3,163	72,876
Newpark Resources, Inc. (I)	19,589	186,879
Noble Corp. PLC (L)	89,202	1,478,077
Nordic American Offshore, Ltd. (L)	4,864	59,730
North Atlantic Drilling, Ltd. (L)	17,035	27,767
Nuverra Environmental Solutions, Inc. (I) (L)	3,618	20,080
Oceaneering International, Inc.	51,769	3,044,535
Oil States International, Inc. (I)	26,214	1,281,865
Parker Drilling Company (I)	29,157	89,512
Patterson-UTI Energy, Inc.	72,180	1,197,466
Petrofac, Ltd.	65,880	717,694
PHI, Inc. (I)	3,121	116,725
Pioneer Energy Services Corp. (I)	15,211	84,269
RigNet, Inc. (I)	2,859	117,305
Rowan Companies PLC, Class A	61,396	1,431,755
Saipem SpA (I)	67,270	705,168
Schlumberger, Ltd.	454,217	38,794,674
SEACOR Holdings, Inc. (I)	4,291	316,719
Seadrill, Ltd. (L)	98,833	1,143,514
Subsea 7 SA	71,414	730,772
Superior Energy Services, Inc.	75,017	1,511,593
Technip SA	25,984	1,547,803
Tenaris SA	119,990	1,813,150
Tesco Corp.	8,503	109,008
TETRA Technologies, Inc. (I)	18,549	123,907
Tidewater, Inc.	24,517	794,596
Transocean, Ltd. (L)	121,333	2,224,034
Transocean, Ltd. (L)	91,944	1,687,161
U.S. Silica Holdings, Inc. (L)	12,534	321,998
Unit Corp. (I)	22,730	775,093
Vantage Drilling Company (I)	50,741	24,802
Willbros Group, Inc. (I)	9,986	62,612
WorleyParsons, Ltd.	52,536	430,345
		119,475,340
Oil, gas and consumable fuels - 5.8%
Abraxas Petroleum Corp. (I)	22,846	67,167
Adams Resources & Energy, Inc.	558	27,872
Alon USA Energy, Inc.	6,089	77,148
Alpha Natural Resources, Inc. (I) (L)	51,232	85,557
Anadarko Petroleum Corp.	178,792	14,750,340
Apache Corp.	132,880	8,327,590
Approach Resources, Inc. (I) (L)	9,699	61,977
Arch Coal, Inc. (L)	49,268	87,697
Ardmore Shipping Corp. (L)	4,866	58,246
BG Group PLC	862,234	11,538,158
Bill Barrett Corp. (I)	12,038	137,113
Bonanza Creek Energy, Inc. (I)	7,769	186,456
BP PLC	4,660,383	29,582,134
Cabot Oil & Gas Corp.	145,919	4,320,662
California Resources Corp. (I)	288,059	1,587,205
Callon Petroleum Company (I)	12,889	70,245
Caltex Australia, Ltd.	34,275	951,030
Carrizo Oil & Gas, Inc. (I)	10,646	442,874
Chesapeake Energy Corp.	181,926	3,560,292
Chevron Corp.	667,358	74,864,220
Cimarex Energy Company	31,048	3,291,088

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Clayton Williams Energy, Inc. (I)	1,447	$92,319
Clean Energy Fuels Corp. (I) (L)	17,558	87,702
Cloud Peak Energy, Inc. (I)	14,137	129,778
Comstock Resources, Inc. (L)	11,582	78,873
ConocoPhillips	434,554	30,010,299
CONSOL Energy, Inc.	82,075	2,774,956
Contango Oil & Gas Company (I)	4,160	121,638
Delek Group, Ltd.	1,193	299,240
Delek US Holdings, Inc.	13,745	374,964
Denbury Resources, Inc. (L)	126,629	1,029,494
Devon Energy Corp.	135,733	8,308,217
DHT Holdings, Inc.	22,098	161,536
Diamondback Energy, Inc. (I)	9,803	586,023
Eclipse Resources Corp. (I)	7,683	54,011
Emerald Oil, Inc. (I) (L)	13,472	16,166
Energen Corp.	36,088	2,300,971
Energy XXI, Ltd. (L)	22,714	74,048
Eni SpA	642,583	11,255,791
EOG Resources, Inc.	193,489	17,814,532
EQT Corp.	53,260	4,031,782
Evolution Petroleum Corp.	5,985	44,469
EXCO Resources, Inc. (L)	37,029	80,353
Exxon Mobil Corp.	1,494,905	138,203,967
Frontline, Ltd. (I) (L)	15,867	39,826
Galp Energia SGPS SA	97,931	994,490
GasLog, Ltd. (L)	9,867	200,793
Gastar Exploration, Inc. (I)	17,477	42,120
Goodrich Petroleum Corp. (I) (L)	8,656	38,433
Green Plains, Inc.	8,668	214,793
Gulfport Energy Corp. (I)	42,166	1,760,009
Halcon Resources Corp. (I) (L)	61,138	108,826
Harvest Natural Resources, Inc. (I)	11,229	20,324
Hess Corp.	89,713	6,622,614
HollyFrontier Corp.	96,492	3,616,520
Idemitsu Kosan Company, Ltd.	23,100	381,457
Inpex Corp.	222,757	2,479,945
Jones Energy, Inc., Class A (I)	3,254	37,128
JX Holdings, Inc.	570,211	2,219,036
Kinder Morgan, Inc.	599,695	25,373,095
Koninklijke Vopak NV	17,836	925,366
Lundin Petroleum AB (I)	56,101	802,825
Magnum Hunter Resources Corp. (I) (L)	47,394	148,817
Marathon Oil Corp.	238,223	6,739,329
Marathon Petroleum Corp.	98,917	8,928,248
Matador Resources Company (I)	17,226	348,482
Midstates Petroleum Company, Inc. (I) (L)	9,685	14,624
Murphy Oil Corp.	58,245	2,942,537
Navios Maritime Acquisition Corp. (L)	20,797	75,493
Neste Oil OYJ	32,829	799,635
Newfield Exploration Company (I)	49,526	1,343,145
Noble Energy, Inc.	127,206	6,033,381
Nordic American Tankers, Ltd. (L)	20,926	210,725
Northern Oil and Gas, Inc. (I) (L)	14,881	84,078
Occidental Petroleum Corp.	273,733	22,065,617
OMV AG	37,382	992,614
ONEOK, Inc.	72,915	3,630,438
Origin Energy, Ltd.	280,448	2,653,444
Pacific Ethanol, Inc. (I) (L)	5,815	60,069
Panhandle Oil and Gas, Inc., Class A	3,368	78,407
Parsley Energy, Inc., Class A (I)	12,625	201,495
PDC Energy, Inc. (I)	8,370	345,430
Peabody Energy Corp. (L)	133,812	1,035,705
Penn Virginia Corp. (I) (L)	15,246	101,843

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Petroquest Energy, Inc. (I)	14,133	$52,857
Phillips 66	195,392	14,009,606
Pioneer Natural Resources Company	52,581	7,826,682
QEP Resources, Inc.	59,128	1,195,568
Range Resources Corp.	59,169	3,162,583
Renewable Energy Group, Inc. (I)	8,326	80,845
Repsol SA	254,781	4,769,710
REX American Resources Corp. (I)	1,438	89,113
Rex Energy Corp. (I) (L)	11,845	60,410
Ring Energy, Inc. (I) (L)	5,242	55,041
Rosetta Resources, Inc. (I)	44,759	998,573
Royal Dutch Shell PLC, A Shares	997,616	33,293,327
Royal Dutch Shell PLC, B Shares	617,270	21,327,333
RSP Permian, Inc. (I)	5,584	140,382
Sanchez Energy Corp. (I) (L)	12,000	111,480
Santos, Ltd.	248,249	1,658,247
Scorpio Tankers, Inc.	38,168	331,680
SemGroup Corp., Class A	9,847	673,436
Ship Finance International, Ltd. (L)	13,464	190,112
Showa Shell Sekiyu KK (L)	49,494	487,538
SM Energy Company	33,229	1,281,975
Solazyme, Inc. (I) (L)	18,116	46,739
Southwestern Energy Company (I)	123,908	3,381,449
Spectra Energy Corp.	236,965	8,601,830
Statoil ASA	281,989	4,964,934
Stone Energy Corp. (I)	13,256	223,761
Swift Energy Company (I) (L)	10,996	44,534
Synergy Resources Corp. (I)	15,595	195,561
Teekay Tankers, Ltd., Class A (L)	15,748	79,685
Tesoro Corp.	44,584	3,314,820
The Williams Companies, Inc.	237,538	10,674,958
TonenGeneral Sekiyu KK	71,557	610,854
Total SA	541,339	27,733,878
Transatlantic Petroleum, Ltd. (I)	6,076	32,750
Triangle Petroleum Corp. (I) (L)	16,259	77,718
Tullow Oil PLC	231,204	1,489,960
VAALCO Energy, Inc. (I)	12,348	56,307
Valero Energy Corp.	184,004	9,108,198
W&T Offshore, Inc.	8,700	63,858
Warren Resources, Inc. (I)	18,253	29,387
Western Refining, Inc.	48,283	1,824,132
Westmoreland Coal Company (I)	3,566	118,427
Woodside Petroleum, Ltd.	186,698	5,774,067
World Fuel Services Corp.	35,526	1,667,235
WPX Energy, Inc. (I)	100,255	1,165,966
		649,794,862
		769,270,202
Financials - 19.4%
Banks - 7.9%
1st Source Corp.	3,615	124,031
Ameris Bancorp	6,028	154,558
Aozora Bank, Ltd.	293,271	907,833
Arrow Financial Corp.	3,502	96,270
Associated Banc-Corp.	74,922	1,395,797
Australia & New Zealand Banking Group, Ltd.	697,629	18,152,264
Banc of California, Inc.	8,808	101,028
Banca Monte dei Paschi di Siena SpA (I)	1,105,279	629,645
BancFirst Corp.	1,636	103,706
Banco Bilbao Vizcaya Argentaria SA	1,501,183	14,177,775
Banco Comercial Portugues SA (I)	8,951,251	702,399
Banco de Sabadell SA	866,721	2,293,310
Banco Espirito Santo SA (I)	625,609	4,943

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Banco Latinoamericano de
Comercio Exterior SA	6,872	$206,847
Banco Popolare SC (I)	92,035	1,107,341
Banco Popular Espanol SA	453,430	2,260,271
Banco Santander SA	3,127,536	26,249,766
BancorpSouth, Inc.	64,248	1,446,222
Bank Hapoalim, Ltd.	266,747	1,254,278
Bank Leumi Le-Israel BM (I)	335,107	1,144,796
Bank of America Corp.	3,712,352	66,413,977
Bank of East Asia, Ltd.	324,890	1,306,852
Bank of Hawaii Corp.	21,633	1,283,053
Bank of Ireland (I)	6,988,264	2,622,633
Bank of Kentucky Financial Corp.	1,628	78,584
Bank of Marin Bancorp, Class A	2,009	105,653
Bank of Queensland, Ltd.	92,093	907,293
Bank of the Ozarks, Inc.	18,334	695,225
Bankia SA (I)	1,171,011	1,737,695
Bankinter SA	168,383	1,352,741
Banner Corp.	4,613	198,451
Barclays PLC	4,153,759	15,615,358
BB&T Corp.	254,571	9,900,266
BBCN Bancorp, Inc.	18,632	267,928
Bendigo and Adelaide Bank, Ltd.	113,200	1,177,046
Blue Hills Bancorp, Inc. (I)	7,657	103,982
BNC Bancorp	5,817	100,111
BNP Paribas SA	267,960	15,818,769
BOC Hong Kong Holdings, Ltd.	940,378	3,127,434
Boston Private Financial Holdings, Inc.	18,650	251,216
Bridge Bancorp, Inc.	3,305	88,409
Bridge Capital Holdings (I)	3,071	68,729
Bryn Mawr Bank Corp.	3,804	119,065
CaixaBank SA	570,519	2,989,438
Camden National Corp.	2,241	89,281
Capital Bank Financial Corp., Class A (I)	5,320	142,576
Cardinal Financial Corp.	8,022	159,076
Cascade Bancorp (I)	9,214	47,821
Cathay General Bancorp	55,095	1,409,881
Centerstate Banks, Inc.	9,317	110,965
Central Pacific Financial Corp.	4,032	86,688
Chemical Financial Corp.	7,567	231,853
Citigroup, Inc.	1,069,508	57,871,078
Citizens & Northern Corp.	3,922	81,068
City Holding Company	3,831	178,256
City National Corp.	23,638	1,910,187
CNB Financial Corp.	4,064	75,184
CoBiz Financial, Inc.	9,174	120,455
Columbia Banking System, Inc.	13,451	371,382
Comerica, Inc.	62,975	2,949,749
Commerce Bancshares, Inc.	40,827	1,775,575
Commerzbank AG (I)	243,744	3,197,090
Commonwealth Bank of Australia	410,360	28,511,294
Community Bank Systems, Inc.	9,472	361,167
Community Trust Bancorp, Inc.	3,812	139,557
ConnectOne Bancorp, Inc.	6,323	120,137
Credit Agricole SA	260,248	3,359,416
CU Bancorp (I)	3,018	65,460
Cullen/Frost Bankers, Inc.	27,045	1,910,459
Customers Bancorp, Inc. (I)	6,769	131,725
CVB Financial Corp.	24,713	395,902
Danske Bank A/S	165,356	4,470,539
DBS Group Holdings, Ltd.	435,483	6,741,855
DNB ASA	246,679	3,638,669
Eagle Bancorp, Inc. (I)	6,159	218,768

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
East West Bancorp, Inc.	70,769	$2,739,468
Enterprise Financial Services Corp.	5,169	101,984
Erste Group Bank AG	70,991	1,651,156
Fidelity Southern Corp.	4,477	72,124
Fifth Third Bancorp	291,403	5,937,336
Financial Institutions, Inc.	4,234	106,485
First BanCorp (I)	24,567	144,208
First Bancorp North Carolina	5,316	98,187
First Bancorp, Inc.	3,045	55,084
First Busey Corp.	18,613	121,171
First Citizens BancShares, Inc., Class A	1,740	439,855
First Commonwealth Financial Corp.	22,018	203,006
First Community Bancshares, Inc.	4,450	73,292
First Connecticut Bancorp, Inc.	5,704	93,089
First Financial Bancorp	13,252	246,355
First Financial Bankshares, Inc. (L)	14,953	446,796
First Financial Corp.	3,049	108,605
First Horizon National Corp.	115,962	1,574,764
First Interstate Bancsystem, Inc., Class A	4,313	119,988
First Merchants Corp.	8,505	193,489
First Midwest Bancorp, Inc.	17,389	297,526
First NBC Bank Holding Company (I)	3,577	125,910
First Niagara Financial Group, Inc.	174,485	1,470,909
FirstMerit Corp.	119,530	2,257,922
Flushing Financial Corp.	8,389	170,045
FNB Corp.	39,239	522,663
Fukuoka Financial Group, Inc.	196,272	1,011,874
Fulton Financial Corp.	91,339	1,128,950
German American Bancorp, Inc.	3,499	106,789
Glacier Bancorp, Inc.	17,239	478,727
Great Southern Bancorp, Inc.	2,560	101,555
Great Western Bancorp, Inc. (I)	4,200	95,718
Hancock Holding Company	59,182	1,816,887
Hang Seng Bank, Ltd.	194,290	3,229,191
Hanmi Financial Corp.	7,602	165,800
Heartland Financial USA, Inc.	3,874	104,985
Heritage Commerce Corp.	6,598	58,260
Heritage Financial Corp.	7,758	136,153
Hilltop Holdings, Inc. (I)	15,859	316,387
Hokuhoku Financial Group, Inc.	312,899	630,972
Home BancShares, Inc.	12,713	408,850
HomeTrust Bancshares, Inc. (I)	6,160	102,626
Horizon Bancorp	3,470	90,706
HSBC Holdings PLC	4,844,264	45,777,136
Hudson Valley Holding Corp.	3,624	98,428
Huntington Bancshares, Inc.	285,056	2,998,789
Iberiabank Corp.	7,236	469,255
Independent Bank Corp.	5,500	235,455
Independent Bank Corp. (MI)	6,118	79,840
Independent Bank Group, Inc.	2,346	91,635
ING Groep NV (I)	975,684	12,605,504
International Bancshares Corp.	41,219	1,093,952
Intesa Sanpaolo RSP	237,617	585,481
Intesa Sanpaolo SpA	2,937,048	8,520,084
Investors Bancorp, Inc.	82,345	924,323
JPMorgan Chase & Company	1,319,581	82,579,379
KBC Groep NV (I)	63,047	3,518,654
KeyCorp	306,080	4,254,512
Lakeland Bancorp, Inc.	10,092	118,076
Lakeland Financial Corp.	3,981	173,054
Lloyds Banking Group PLC (I)	14,446,342	16,992,641
M&T Bank Corp.	46,556	5,848,365
MainSource Financial Group, Inc.	5,396	112,884

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
MB Financial, Inc.	15,307	$502,988
Mercantile Bank Corp.	4,506	94,716
Metro Bancorp, Inc. (I)	4,044	104,820
Mitsubishi UFJ Financial Group, Inc.	3,222,792	17,706,743
Mizrahi Tefahot Bank, Ltd.	35,394	370,412
Mizuho Financial Group, Inc.	5,829,206	9,771,510
National Australia Bank, Ltd.	598,452	16,319,942
National Bank Holdings Corp., Class A	8,949	173,700
National Penn Bancshares, Inc.	28,892	304,088
Natixis	236,758	1,562,275
NBT Bancorp, Inc.	10,047	263,935
NewBridge Bancorp (I)	9,294	80,951
Nordea Bank AB	769,351	8,905,842
OFG Bancorp	10,499	174,808
Old National Bancorp	27,481	408,917
Oversea-Chinese Banking Corp., Ltd.	734,124	5,776,069
Pacific Continental Corp.	5,054	71,666
Pacific Premier Bancorp, Inc. (I)	4,491	77,829
PacWest Bancorp	47,728	2,169,715
Park National Corp.	2,848	251,991
Park Sterling Corp.	12,027	88,398
Peapack Gladstone Financial Corp.	3,815	70,806
Penns Woods Bancorp, Inc.	1,572	77,437
Peoples Bancorp, Inc.	3,704	96,045
Peoples Financial Services Corp. (L)	2,163	107,458
Pinnacle Financial Partners, Inc.	8,262	326,679
Preferred Bank	3,311	92,344
PrivateBancorp, Inc.	16,570	553,438
Prosperity Bancshares, Inc.	45,555	2,521,925
Raiffeisen Bank International AG	29,835	455,880
Regions Financial Corp.	485,620	5,128,147
Renasant Corp.	7,418	214,603
Republic Bancorp, Inc., Class A	2,667	65,928
Resona Holdings, Inc.	560,832	2,833,043
Royal Bank of Scotland Group PLC (I)	638,072	3,882,150
S&T Bancorp, Inc.	6,974	207,895
Sandy Spring Bancorp, Inc.	6,177	161,096
Seacoast Banking Corp. of Florida (I)	5,406	74,333
Seven Bank, Ltd.	152,840	641,544
Shinsei Bank, Ltd.	418,663	728,648
Sierra Bancorp	3,572	62,724
Signature Bank (I)	24,803	3,124,186
Simmons First National Corp., Class A	3,934	159,917
Skandinaviska Enskilda Banken AB, Series A	383,518	4,870,124
Societe Generale SA	183,006	7,658,832
South State Corp.	5,672	380,478
Southside Bancshares, Inc.	5,785	167,244
Southwest Bancorp, Inc.	5,070	88,015
Standard Chartered PLC	624,762	9,343,875
State Bank Financial Corp.	7,943	158,701
Sterling Bancorp	19,266	277,045
Stock Yards Bancorp, Inc.	3,780	126,025
Stonegate Bank (L)	3,121	92,444
Suffolk Bancorp	3,343	75,920
Sumitomo Mitsui Financial Group, Inc.	321,609	11,627,034
Sumitomo Mitsui Trust Holdings, Inc.	842,753	3,227,986
SunTrust Banks, Inc.	184,100	7,713,790
Suruga Bank, Ltd.	45,803	841,721
Susquehanna Bancshares, Inc.	43,370	582,459
SVB Financial Group (I)	25,067	2,909,527
Svenska Handelsbanken AB, A Shares	126,185	5,903,923
Swedbank AB, A Shares	228,921	5,679,741
Synovus Financial Corp.	67,315	1,823,563

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
TCF Financial Corp.	82,435	$1,309,892
Texas Capital Bancshares, Inc. (I)	10,561	573,779
The Bancorp, Inc. (I)	8,248	89,821
The Bank of Kyoto, Ltd.	88,070	736,232
The Bank of Yokohama, Ltd.	295,566	1,605,303
The Chiba Bank, Ltd.	188,204	1,233,282
The Chugoku Bank, Ltd.	41,012	559,032
The First of Long Island Corp.	3,480	98,728
The Gunma Bank, Ltd.	97,025	629,645
The Hachijuni Bank, Ltd.	98,338	631,683
The Hiroshima Bank, Ltd.	127,000	604,471
The Iyo Bank, Ltd.	61,259	663,480
The Joyo Bank, Ltd.	157,944	782,121
The PNC Financial Services Group, Inc.	185,875	16,957,376
The Shizuoka Bank, Ltd.	134,908	1,233,641
Tompkins Financial Corp.	3,578	197,863
Towne Bank (L)	6,982	105,568
Trico Bancshares	5,574	137,678
TriState Capital Holdings, Inc. (I)	6,190	63,386
Trustmark Corp.	48,913	1,200,325
U.S. Bancorp	631,961	28,406,647
UMB Financial Corp.	8,697	494,772
Umpqua Holdings Corp.	145,600	2,476,656
UniCredit SpA	1,110,500	7,113,433
Union Bankshares Corp.	10,863	261,581
Unione di Banche Italiane SCPA	217,663	1,556,781
United Bankshares, Inc.	15,942	597,028
United Community Banks, Inc.	11,738	222,318
United Overseas Bank, Ltd.	327,139	6,037,038
Univest Corp. of Pennsylvania	5,395	109,195
Valley National Bancorp (L)	159,567	1,549,396
ViewPoint Financial Group, Inc.	9,534	227,386
Washington Trust Bancorp, Inc.	3,664	147,220
Webster Financial Corp.	65,003	2,114,548
Wells Fargo & Company	1,666,710	91,369,042
WesBanco, Inc.	5,999	208,765
West Bancorp, Inc.	4,440	75,569
WestAmerica Bancorp.	6,245	306,130
Western Alliance Bancorp (I)	17,433	484,637
Westpac Banking Corp.	786,871	21,163,502
Wilshire Bancorp, Inc.	16,740	169,576
Wintrust Financial Corp.	10,690	499,864
Yadkin Financial Corp. (I)	5,150	101,198
Yamaguchi Financial Group, Inc.	52,133	535,779
Zions Bancorporation	71,143	2,028,287
		884,135,037
Capital markets - 2.0%
3i Group PLC	246,881	1,721,446
Aberdeen Asset Management PLC	233,786	1,562,147
Affiliated Managers Group, Inc. (I)	19,521	4,143,137
Ameriprise Financial, Inc.	65,151	8,616,220
Arlington Asset Investment Corp., Class A (L)	4,861	129,351
BGC Partners, Inc., Class A	40,577	371,280
BlackRock, Inc.	45,016	16,095,921
Calamos Asset Management, Inc., Class A	4,573	60,912
Cohen & Steers, Inc. (L)	4,507	189,655
Cowen Group, Inc., Class A (I)	28,601	137,285
Credit Suisse Group AG (I)	386,657	9,713,305
Daiwa Securities Group, Inc.	417,508	3,269,145
Deutsche Bank AG	348,736	10,442,672
Diamond Hill Investment Group, Inc.	769	106,153
E*TRADE Financial Corp. (I)	103,051	2,499,502
Eaton Vance Corp.	58,299	2,386,178

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Evercore Partners, Inc., Class A	7,670	$401,678
FBR & Company (I)	2,190	53,852
Federated Investors, Inc., Class B (L)	46,924	1,545,207
Financial Engines, Inc. (L)	12,025	439,514
Franklin Resources, Inc.	138,391	7,662,710
FXCM, Inc., Class A	10,607	175,758
GAMCO Investors, Inc., Class A	1,528	135,900
GFI Group, Inc.	17,584	95,833
Greenhill & Company, Inc.	6,594	287,498
Hargreaves Lansdown PLC	60,255	942,803
HFF, Inc., Class A	7,609	273,315
ICAP PLC	139,953	979,976
INTL. FCStone, Inc. (I)	4,330	89,068
Invesco, Ltd.	152,034	6,008,384
Investec PLC	139,113	1,165,527
Investment Technology Group, Inc. (I)	8,411	175,117
Janus Capital Group, Inc.	106,871	1,723,829
Julius Baer Group, Ltd. (I)	56,870	2,596,570
KCG Holdings, Inc., Class A (I)	10,778	125,564
Ladenburg Thalmann
Financial Services, Inc. (I)	23,404	92,446
Legg Mason, Inc.	34,962	1,865,922
Macquarie Group, Ltd.	72,833	3,434,575
Manning & Napier, Inc.	3,877	53,580
Mediobanca SpA	153,202	1,244,846
Moelis & Company, Class A	1,909	66,681
Morgan Stanley	538,773	20,904,392
Nomura Holdings, Inc.	916,113	5,184,316
Northern Trust Corp.	78,002	5,257,335
OM Asset Management PLC (I)	5,701	92,584
Oppenheimer Holdings, Inc., Class A	2,666	61,985
Partners Group Holding AG	4,408	1,282,450
Piper Jaffray Companies (I)	3,759	218,360
Raymond James Financial, Inc.	62,104	3,557,938
RCS Capital Corp., Class A (L)	2,270	27,785
Safeguard Scientifics, Inc. (I)	5,092	100,923
SBI Holdings, Inc.	51,890	566,931
Schroders PLC	31,580	1,312,536
SEI Investments Company	64,306	2,574,812
State Street Corp.	147,344	11,566,504
Stifel Financial Corp. (I)	15,054	768,055
SWS Group, Inc. (I) (L)	8,125	56,144
T. Rowe Price Group, Inc.	91,566	7,861,857
The Bank of New York Mellon Corp.	397,516	16,127,224
The Charles Schwab Corp.	405,633	12,246,060
The Goldman Sachs Group, Inc.	142,954	27,708,774
UBS AG (I) (L)	928,138	15,315,722
Virtus Investment Partners, Inc.	1,656	282,331
Waddell & Reed Financial, Inc., Class A	41,219	2,053,531
Walter Investment Management Corp. (I) (L)	8,843	145,998
Westwood Holdings Group, Inc.	1,782	110,163
WisdomTree Investments, Inc. (L)	25,043	392,549
		228,857,721
Consumer finance - 0.6%
Acom Company, Ltd. (I) (L)	97,010	296,157
AEON Credit Service Company, Ltd.	28,853	569,873
American Express Company	314,137	29,227,306
Capital One Financial Corp.	196,320	16,206,216
Cash America International, Inc.	6,544	148,025
Consumer Portfolio Services, Inc. (I)	6,094	44,852
Credit Acceptance Corp. (I)	1,450	197,795
Credit Saison Company, Ltd.	36,603	680,684
Discover Financial Services	160,100	10,484,949

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Consumer finance (continued)
Encore Capital Group, Inc. (I)	5,976	$265,334
Enova International, Inc. (I)	6,025	134,117
Ezcorp, Inc., Class A (I)	11,997	140,965
First Cash Financial Services, Inc. (I)	6,783	377,610
Green Dot Corp., Class A (I)	7,244	148,430
JG Wentworth, Inc., Class A (I)	3,079	32,822
Navient Corp.	144,652	3,125,930
Nelnet, Inc., Class A	4,685	217,056
PRA Group, Inc. (I)	11,559	669,613
Regional Management Corp. (I)	2,587	40,900
SLM Corp.	208,607	2,125,705
Springleaf Holdings, Inc. (I)	5,658	204,650
World Acceptance Corp. (I) (L)	1,818	144,440
		65,483,429
Diversified financial services - 1.6%
ASX, Ltd.	49,211	1,468,187
Berkshire Hathaway, Inc., Class B (I)	643,772	96,662,366
CBOE Holdings, Inc.	41,607	2,638,716
CME Group, Inc.	111,746	9,906,283
Deutsche Boerse AG	49,045	3,485,231
Eurazeo	9,806	686,773
Exor SpA	25,005	1,026,000
First Pacific Company, Ltd.	603,340	595,023
Gain Capital Holdings, Inc.	5,960	53,759
Groupe Bruxelles Lambert SA	20,502	1,749,235
Hong Kong Exchanges & Clearing, Ltd.	279,971	6,180,842
Industrivarden AB, C Shares	40,581	704,411
Intercontinental Exchange Group, Inc.	39,791	8,725,768
Investment AB Kinnevik, B Shares	59,817	1,945,202
Investor AB, B Shares	114,871	4,176,458
Japan Exchange Group, Inc.	66,272	1,544,878
Leucadia National Corp.	113,117	2,536,083
London Stock Exchange Group PLC	57,257	1,970,156
MarketAxess Holdings, Inc.	8,741	626,817
Marlin Business Services Corp.	2,220	45,577
McGraw-Hill Financial, Inc.	95,873	8,530,780
Mitsubishi UFJ Lease &
Finance Company, Ltd.	124,870	587,242
Moody’s Corp.	64,817	6,210,117
MSCI, Inc.	55,228	2,620,016
NewStar Financial, Inc. (I)	6,320	80,896
ORIX Corp.	333,647	4,198,210
Pargesa Holding SA	7,700	594,177
PHH Corp. (I)	11,863	284,237
PICO Holdings, Inc. (I)	5,795	109,236
Singapore Exchange, Ltd.	203,648	1,197,269
The NASDAQ OMX Group, Inc.	41,599	1,995,088
Wendel SA	8,016	898,144
		174,033,177
Insurance - 3.6%
ACE, Ltd.	117,115	13,454,171
Admiral Group PLC	49,155	1,008,420
Aegon NV	460,319	3,459,743
Aflac, Inc.	158,946	9,710,011
Ageas	54,832	1,949,562
AIA Group, Ltd.	3,046,135	16,742,445
Alleghany Corp. (I)	7,940	3,680,190
Allianz SE	115,527	19,134,295
Ambac Financial Group, Inc. (I)	10,589	259,431
American Equity Investment Life
Holding Company	17,257	503,732
American Financial Group, Inc.	36,388	2,209,479

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
American International Group, Inc.	494,047	$27,671,572
AMERISAFE, Inc.	4,455	188,714
AMP, Ltd.	745,234	3,319,094
AmTrust Financial Services, Inc. (L)	6,952	391,050
Aon PLC	100,693	9,548,717
Argo Group International Holdings, Ltd.	5,913	327,994
Arthur J. Gallagher & Company	79,554	3,745,402
Aspen Insurance Holdings, Ltd.	30,680	1,342,864
Assicurazioni Generali SpA	294,575	6,048,461
Assurant, Inc.	24,377	1,668,118
Atlas Financial Holdings, Inc. (I)	3,727	60,825
Aviva PLC	745,071	5,597,999
AXA SA	459,599	10,590,558
Baloise Holding AG	12,054	1,540,641
Brown & Brown, Inc.	58,117	1,912,630
Cincinnati Financial Corp.	52,408	2,716,307
Citizens, Inc. (I) (L)	12,332	93,723
CNO Financial Group, Inc.	47,112	811,269
CNP Assurances	43,557	772,186
Crawford & Company, Class B	6,734	69,226
Delta Lloyd NV	49,899	1,097,296
Direct Line Insurance Group PLC	381,054	1,723,733
eHealth, Inc. (I)	4,292	106,957
Employers Holdings, Inc.	7,511	176,584
Enstar Group, Ltd. (I)	1,900	290,491
Everest Re Group, Ltd.	22,305	3,798,542
FBL Financial Group, Inc., Class A	2,422	140,549
Federated National Holding Company	3,327	80,380
Fidelity & Guaranty Life	2,673	64,874
First American Financial Corp.	77,430	2,624,877
Friends Life Group, Ltd.	360,296	2,046,203
Genworth Financial, Inc., Class A (I)	174,363	1,482,086
Gjensidige Forsikring ASA	50,822	829,282
Global Indemnity PLC (I)	2,225	63,123
Greenlight Capital Re, Ltd., Class A (I)	6,512	212,617
Hallmark Financial Services, Inc. (I)	4,088	49,424
Hannover Rueckversicherung AG	15,301	1,380,324
HCC Insurance Holdings, Inc.	47,722	2,554,081
HCI Group, Inc.	2,230	96,425
Horace Mann Educators Corp.	9,339	309,868
Infinity Property & Casualty Corp.	2,724	210,456
Insurance Australia Group, Ltd.	589,464	2,993,010
Kemper Corp.	35,423	1,279,125
Legal & General Group PLC	1,504,165	5,807,803
Lincoln National Corp.	91,625	5,284,014
Loews Corp.	105,424	4,429,916
Maiden Holdings, Ltd.	11,832	151,331
Mapfre SA	235,089	794,597
Marsh & McLennan Companies, Inc.	191,011	10,933,470
Meadowbrook Insurance Group, Inc.	13,589	114,963
Mercury General Corp.	17,911	1,015,016
MetLife, Inc.	401,456	21,714,755
Montpelier Re Holdings, Ltd.	8,163	292,399
MS&AD Insurance Group Holdings, Inc.	128,651	3,048,798
Muenchener Rueckversicherungs AG	43,763	8,714,850
National General Holdings Corp.	8,539	158,911
National Interstate Corp.	2,016	60,077
National Western Life Insurance
Company, Class A	621	167,204
NN Group NV (I)	30,409	907,815
Old Mutual PLC	1,244,850	3,668,778
Old Republic International Corp.	119,609	1,749,880
OneBeacon Insurance Group, Ltd., Class A	5,765	93,393

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Platinum Underwriters Holdings, Ltd.	5,622	$412,767
Primerica, Inc.	38,765	2,103,389
Principal Financial Group, Inc.	96,334	5,003,588
Protective Life Corp.	38,876	2,707,713
Prudential Financial, Inc.	161,580	14,616,527
Prudential PLC	649,203	15,009,232
QBE Insurance Group, Ltd.	341,122	3,097,519
Reinsurance Group of America, Inc.	33,865	2,967,251
RenaissanceRe Holdings, Ltd.	18,994	1,846,597
RLI Corp.	10,075	497,705
RSA Insurance Group PLC (I)	257,305	1,737,186
Safety Insurance Group, Inc.	3,026	193,694
Sampo OYJ, Class A	112,977	5,288,949
SCOR SE	38,952	1,180,258
Selective Insurance Group, Inc.	13,208	358,861
Sompo Japan Nipponkoa Holdings, Inc.	84,391	2,122,239
Sony Financial Holdings, Inc.	44,116	649,613
StanCorp Financial Group, Inc.	20,726	1,447,918
Standard Life PLC	575,703	3,566,070
State Auto Financial Corp.	3,781	84,014
State National Companies, Inc.	6,852	82,087
Stewart Information Services Corp.	4,984	184,607
Suncorp Group, Ltd.	324,428	3,706,195
Swiss Life Holding AG (I)	8,148	1,925,794
Swiss Re AG (I)	89,073	7,461,793
Symetra Financial Corp.	17,443	402,061
T&D Holdings, Inc.	147,125	1,763,712
The Allstate Corp.	148,100	10,404,025
The Chubb Corp.	83,309	8,619,982
The Dai-ichi Life Insurance Company, Ltd.	273,237	4,147,695
The Hanover Insurance Group, Inc.	21,707	1,548,143
The Hartford Financial Services Group, Inc.	152,139	6,342,675
The Navigators Group, Inc. (I)	2,442	179,096
The Phoenix Companies, Inc. (I)	1,480	101,928
The Progressive Corp.	189,116	5,104,241
The Travelers Companies, Inc.	117,029	12,387,520
Third Point Reinsurance, Ltd. (I)	12,811	185,631
Tokio Marine Holdings, Inc.	174,585	5,670,116
Torchmark Corp.	45,997	2,491,657
Tryg A/S	5,056	564,942
UnipolSai SpA	231,213	622,508
United Fire Group, Inc.	4,909	145,945
United Insurance Holdings Corp.	4,190	91,971
Universal Insurance Holdings, Inc.	7,368	150,676
Unum Group	88,703	3,093,961
Vienna Insurance Group AG	9,993	446,627
W.R. Berkley Corp.	50,051	2,565,614
XL Group PLC	91,087	3,130,660
Zurich Insurance Group AG (I)	37,804	11,813,837
		403,473,895
Real estate investment trusts - 2.9%
Acadia Realty Trust	14,860	475,966
AG Mortgage Investment Trust, Inc.	7,250	134,633
Agree Realty Corp.	4,616	143,511
Alexander’s, Inc.	508	222,087
Alexandria Real Estate Equities, Inc.	35,498	3,150,093
Altisource Residential Corp., Class B	13,394	259,844
American Assets Trust, Inc.	8,438	335,917
American Campus Communities, Inc.	51,823	2,143,399
American Capital Mortgage Investment Corp.	11,647	219,429
American Realty Capital Healthcare Trust, Inc.	41,183	490,078
American Residential Properties, Inc. (I)	7,980	140,209
American Tower Corp.	140,082	13,847,106

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
AmREIT, Inc.	4,715	$125,136
Anworth Mortgage Asset Corp.	24,078	126,410
Apartment Investment & Management
Company, Class A	51,947	1,929,831
Apollo Commercial Real Estate Finance, Inc.	10,283	168,230
Apollo Residential Mortgage, Inc.	7,550	119,064
Ares Commercial Real Estate Corp.	9,037	103,745
Armada Hoffler Properties, Inc.	8,768	83,208
ARMOUR Residential REIT, Inc.	80,609	296,641
Ascendas Real Estate Investment Trust	516,431	926,349
Ashford Hospitality Prime, Inc.	6,841	117,392
Ashford Hospitality Trust, Inc.	16,987	178,024
Associated Estates Realty Corp.	13,281	308,252
AvalonBay Communities, Inc.	46,442	7,588,158
Aviv REIT, Inc.	4,628	159,573
Beni Stabili SpA	44	30
BioMed Realty Trust, Inc.	97,335	2,096,596
Boston Properties, Inc.	54,141	6,967,405
Camden Property Trust	42,591	3,144,919
Campus Crest Communities, Inc.	15,805	115,535
CapitaCommercial Trust	515,096	680,057
CapitaMall Trust	613,181	941,460
Capstead Mortgage Corp.	20,310	249,407
CaretTust REIIT, Inc.	5,414	66,755
Cedar Realty Trust, Inc.	20,236	148,532
Chambers Street Properties	54,795	441,648
Chatham Lodging Trust	7,950	230,312
Chesapeake Lodging Trust	12,828	477,330
Colony Financial, Inc.	24,710	588,592
CorEnergy Infrastructure Trust, Inc.	12,363	80,112
CoreSite Realty Corp.	4,859	189,744
Corio NV	17,896	876,400
Corporate Office Properties Trust	45,610	1,293,956
Corrections Corp. of America	57,421	2,086,679
Cousins Properties, Inc.	51,013	582,568
Crown Castle International Corp.	117,848	9,274,638
CubeSmart	37,382	825,021
CyrusOne, Inc.	7,655	210,895
CYS Investments, Inc.	35,969	313,650
DCT Industrial Trust, Inc.	18,555	661,671
Dexus Property Group	230,149	1,302,838
DiamondRock Hospitality Company	44,764	665,641
Duke Realty Corp.	168,446	3,402,609
DuPont Fabros Technology, Inc.	14,492	481,714
Dynex Capital, Inc.	13,543	111,730
EastGroup Properties, Inc.	7,167	453,814
Education Realty Trust, Inc.	10,800	395,172
Empire State Realty Trust, Inc., Class A	21,661	380,800
EPR Properties	12,757	735,186
Equity One, Inc.	51,847	1,314,840
Equity Residential	127,912	9,189,198
Essex Property Trust, Inc.	22,654	4,680,316
Excel Trust, Inc.	14,954	200,234
Extra Space Storage, Inc.	54,481	3,194,766
Federal Realty Investment Trust	33,588	4,482,654
Federation Centres	362,637	844,315
FelCor Lodging Trust, Inc.	29,102	314,884
First Industrial Realty Trust, Inc.	25,719	528,783
First Potomac Realty Trust	14,526	179,541
Fonciere Des Regions	7,207	666,109
Franklin Street Properties Corp.	21,727	266,590
Gecina SA	7,252	905,323
General Growth Properties, Inc.	221,549	6,232,173

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Getty Realty Corp.	6,990	$127,288
Gladstone Commercial Corp.	6,676	114,627
Glimcher Realty Trust	33,729	463,436
Goodman Group	439,197	2,028,599
Government Properties Income Trust	15,630	359,646
Gramercy Property Trust, Inc.	44,056	303,986
Hammerson PLC	199,238	1,865,847
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	6,927	98,571
Hatteras Financial Corp.	21,415	394,678
HCP, Inc.	162,136	7,138,848
Health Care REIT, Inc.	115,682	8,753,657
Healthcare Realty Trust, Inc.	21,915	598,718
Hersha Hospitality Trust	47,024	330,579
Highwoods Properties, Inc.	65,379	2,894,982
Home Properties, Inc.	28,282	1,855,299
Hospitality Properties Trust	73,900	2,290,900
Host Hotels & Resorts, Inc.	267,385	6,355,741
Hudson Pacific Properties, Inc.	12,939	388,946
ICADE	9,380	750,518
Inland Real Estate Corp.	20,126	220,380
Intu Properties PLC	231,419	1,196,422
Invesco Mortgage Capital, Inc.	28,076	434,055
Investors Real Estate Trust	26,675	217,935
Iron Mountain, Inc.	66,438	2,568,493
iStar Financial, Inc. (I)	19,905	271,703
Japan Prime Realty Investment Corp.	200	695,890
Japan Real Estate Investment Corp.	318	1,532,212
Japan Retail Fund Investment Corp.	616	1,301,782
Keppel REIT	21,160	19,434
Kilroy Realty Corp.	41,388	2,858,669
Kimco Realty Corp.	144,227	3,625,867
Kite Realty Group Trust	7,489	215,234
Klepierre	25,315	1,086,979
Lamar Advertising Company, Class A	39,518	2,119,746
Land Securities Group PLC	198,581	3,569,619
LaSalle Hotel Properties	80,704	3,266,091
Lexington Realty Trust	47,564	522,253
Liberty Property Trust	73,230	2,755,645
LTC Properties, Inc.	8,146	351,663
Mack-Cali Realty Corp.	61,484	1,171,885
Medical Properties Trust, Inc.	39,595	545,619
Mid-America Apartment Communities, Inc.	37,100	2,770,628
Mirvac Group	938,519	1,357,615
Monmouth Real Estate
Investment Corp., Class A	14,689	162,607
National Health Investors, Inc.	8,658	605,714
National Retail Properties, Inc.	65,018	2,559,759
New Residential Investment Corp.	30,961	395,372
New York Mortgage Trust, Inc.	24,669	190,198
New York REIT, Inc.	38,050	402,950
Nippon Building Fund, Inc.	359	1,802,219
Nippon Prologis REIT, Inc.	371	805,535
Novion Property Group	536,951	922,922
Omega Healthcare Investors, Inc.	62,818	2,454,299
One Liberty Properties, Inc.	3,577	84,668
Owens Realty Mortgage, Inc.	3,560	52,154
Parkway Properties, Inc.	18,593	341,925
Pebblebrook Hotel Trust	16,540	754,720
Pennsylvania Real Estate Investment Trust	16,028	376,017
PennyMac Mortgage Investment Trust	16,901	356,442
Physicians Realty Trust	11,271	187,099
Plum Creek Timber Company, Inc.	61,647	2,637,875

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Potlatch Corp.	29,365	$1,229,513
Prologis, Inc.	176,392	7,590,148
PS Business Parks, Inc.	4,480	356,339
Public Storage	51,284	9,479,847
QTS Realty Trust, Inc., Class A	2,786	94,278
RAIT Financial Trust	19,703	151,122
Ramco-Gershenson Properties Trust	17,469	327,369
Rayonier, Inc.	62,473	1,745,496
Realty Income Corp.	109,779	5,237,556
Redwood Trust, Inc.	18,930	372,921
Regency Centers Corp.	45,966	2,931,711
Resource Capital Corp.	29,319	147,768
Retail Opportunity Investments Corp.	20,907	351,029
Rexford Industrial Realty, Inc.	11,120	174,695
RLJ Lodging Trust	29,629	993,460
Rouse Properties, Inc.	9,085	168,254
Ryman Hospitality Properties	9,945	524,499
Sabra Health Care REIT, Inc.	12,537	380,749
Saul Centers, Inc.	2,417	138,228
Scentre Group (I)	1,341,096	3,799,554
Segro PLC	188,455	1,079,597
Select Income REIT	8,654	211,244
Senior Housing Properties Trust	100,515	2,222,387
Silver Bay Realty Trust Corp.	9,683	160,350
Simon Property Group, Inc.	109,751	19,986,755
SL Green Realty Corp.	47,579	5,662,853
Sovran Self Storage, Inc.	7,495	653,714
STAG Industrial, Inc.	13,439	329,256
Starwood Waypoint Residential Trust	9,058	238,859
Stockland	591,592	1,977,031
Store Capital Corp.	7,394	159,784
Strategic Hotels & Resorts, Inc. (I)	61,961	819,744
Summit Hotel Properties, Inc.	19,810	246,436
Sun Communities, Inc.	11,057	668,506
Sunstone Hotel Investors, Inc.	47,297	780,873
Suntec Real Estate Investment Trust	570,000	843,209
Tanger Factory Outlet Centers	47,278	1,747,395
Taubman Centers, Inc.	31,214	2,385,374
Terreno Realty Corp.	10,484	216,285
The British Land Company PLC	244,321	2,946,183
The Geo Group, Inc.	16,533	667,272
The GPT Group	428,446	1,516,289
The Link REIT	586,904	3,656,016
The Macerich Company	49,437	4,123,540
UDR, Inc.	125,813	3,877,557
Unibail-Rodamco SE	24,803	6,362,854
United Urban Investment Corp.	634	997,994
Universal Health Realty Income Trust	3,095	148,931
Urstadt Biddle Properties, Inc., Class A	6,496	142,132
Ventas, Inc.	103,969	7,454,577
Vornado Realty Trust	61,708	7,263,649
Washington Prime Group, Inc.	76,496	1,317,261
Washington Real Estate Investment Trust	15,024	415,564
Weingarten Realty Investors	55,455	1,936,489
Western Asset Mortgage Capital Corp.	10,099	148,455
Westfield Corp. (I)	496,483	3,639,400
Weyerhaeuser Company	185,216	6,647,402
Whitestone REIT	7,442	112,449
		324,106,789
Real estate management and development - 0.7%
Aeon Mall Company, Ltd.	29,231	518,002
Alexander & Baldwin, Inc.	33,682	1,322,355
Altisource Asset Management Corp. (I) (L)	329	102,029

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
Altisource Portfolio Solutions SA (I) (L)	3,139	$106,067
AV Homes, Inc. (I)	2,953	43,025
CapitaLand, Ltd.	650,684	1,617,827
CBRE Group, Inc., Class A (I)	99,494	3,407,670
Cheung Kong Holdings, Ltd.	350,516	5,879,038
City Developments, Ltd.	103,813	800,921
Consolidated-Tomoka Land Company	1,170	65,286
Daito Trust Construction Company, Ltd.	18,460	2,094,062
Daiwa House Industry Company, Ltd.	151,006	2,852,690
Deutsche Annington Immobilien SE	60,910	2,067,996
Deutsche Wohnen AG	72,667	1,714,194
Forestar Group, Inc. (I)	8,363	128,790
Global Logistic Properties, Ltd.	801,286	1,493,919
Hang Lung Properties, Ltd.	569,313	1,588,217
Henderson Land Development Company, Ltd.	263,510	1,828,092
Hulic Company, Ltd.	58,969	589,523
Hysan Development Company, Ltd.	161,279	715,757
IMMOFINANZ AG (I)	243,386	612,970
Jones Lang LaSalle, Inc.	22,096	3,312,853
Kennedy-Wilson Holdings, Inc.	16,787	424,711
Keppel Land, Ltd.	180,229	464,292
Kerry Properties, Ltd.	164,555	592,576
Lend Lease Corp.	139,456	1,857,396
Marcus & Millichap, Inc. (I)	1,929	64,139
Mitsubishi Estate Company, Ltd.	316,124	6,661,006
Mitsui Fudosan Company, Ltd.	237,826	6,377,433
New World Development Company, Ltd.	1,320,569	1,516,025
Nomura Real Estate Holdings, Inc.	32,163	550,389
NTT Urban Development Corp.	28,100	282,984
RE/MAX Holdings, Inc., Class A	2,819	96,551
Sino Land Company, Ltd.	763,722	1,218,172
Sumitomo Realty &
Development Company, Ltd.	90,483	3,082,679
Sun Hung Kai Properties, Ltd.	412,977	6,256,782
Swire Pacific, Ltd., Class A	160,877	2,088,260
Swire Properties, Ltd.	297,091	876,073
Swiss Prime Site AG (I)	14,573	1,068,842
Tejon Ranch Company (I)	3,350	98,691
The St. Joe Company (I)	14,569	267,924
The Wharf Holdings, Ltd.	384,963	2,763,684
Tokyo Tatemono Company, Ltd.	104,580	761,094
Tokyu Fudosan Holdings Corp.	122,681	851,198
UOL Group, Ltd.	118,945	621,819
Wheelock and Company, Ltd.	232,456	1,079,279
		72,783,282
Thrifts and mortgage finance - 0.1%
Astoria Financial Corp.	63,324	846,009
Bank Mutual Corp.	13,041	89,461
BankFinancial Corp.	6,162	73,081
Beneficial Mutual Bancorp, Inc. (I)	7,774	95,387
Berkshire Hills Bancorp, Inc.	6,135	163,559
BofI Holding, Inc. (I)	3,316	258,018
Brookline Bancorp, Inc.	17,779	178,323
Capitol Federal Financial, Inc.	32,645	417,203
Clifton Bancorp, Inc.	7,679	104,358
Dime Community Bancshares, Inc.	9,467	154,123
ESB Financial Corp.	3,470	65,722
Essent Group, Ltd. (I)	10,130	260,442
EverBank Financial Corp.	20,789	396,238
Federal Agricultural Mortgage Corp., Class C	2,718	82,464
First Defiance Financial Corp.	3,121	106,301
Flagstar Bancorp, Inc. (I)	4,935	77,628
Home Loan Servicing Solutions, Ltd.	16,625	324,520

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
HomeStreet, Inc.	3,932	$68,456
Hudson City Bancorp, Inc.	168,159	1,701,769
Ladder Capital Corp., Class A (I)	3,608	70,753
Meridian Bancorp, Inc. (I)	5,147	57,749
Meta Financial Group, Inc.	2,060	72,182
MGIC Investment Corp. (I)	78,507	731,685
New York Community Bancorp, Inc.	218,209	3,491,344
NMI Holdings, Inc., Class A (I)	12,709	116,033
Northfield Bancorp, Inc.	12,482	184,734
Northwest Bancshares, Inc.	21,798	273,129
OceanFirst Financial Corp.	4,326	74,148
Oritani Financial Corp.	11,595	178,563
PennyMac Financial Services, Inc. (I)	3,773	65,273
People’s United Financial, Inc.	109,594	1,663,637
Provident Financial Services, Inc.	14,082	254,321
Radian Group, Inc.	44,215	739,275
Stonegate Mortgage Corp. (I) (L)	3,690	44,132
Tree.com, Inc. (I)	1,527	73,815
TrustCo Bank Corp.	22,920	166,399
United Community Financial Corp.	14,401	77,333
United Financial Bancorp, Inc.	12,926	185,617
Walker & Dunlop, Inc. (I)	4,672	81,947
Washington Federal, Inc.	71,145	1,575,862
Waterstone Financial, Inc.	8,462	111,275
WSFS Financial Corp.	2,208	169,773
		15,922,041
		2,168,795,371
Health care - 12.6%
Biotechnology - 2.0%
ACADIA Pharmaceuticals, Inc. (I)	18,333	582,073
Acceleron Pharma, Inc. (I) (L)	3,869	150,736
Achillion Pharmaceuticals, Inc. (I)	22,564	276,409
Acorda Therapeutics, Inc. (I)	9,714	397,011
Actelion, Ltd. (I)	25,982	2,991,075
Actinium Pharmaceuticals, Inc. (I)	5,325	31,364
Aegerion Pharmaceuticals, Inc. (I) (L)	6,982	146,203
Agenus, Inc. (I)	16,266	64,576
Agios Pharmaceuticals, Inc. (I) (L)	3,393	380,152
Alder Biopharmaceuticals, Inc. (I)	1,973	57,395
Alexion Pharmaceuticals, Inc. (I)	70,008	12,953,580
AMAG Pharmaceuticals, Inc. (I)	5,076	216,339
Amgen, Inc.	268,535	42,774,940
Anacor Pharmaceuticals, Inc. (I)	7,680	247,680
Applied Genetic Technologies Corp. (I)	1,414	29,722
Arena Pharmaceuticals, Inc. (I) (L)	51,667	179,284
ARIAD Pharmaceuticals, Inc. (I) (L)	38,786	266,460
Array BioPharma, Inc. (I)	30,400	143,792
Arrowhead Research Corp. (I) (L)	13,332	98,390
Auspex Pharmaceuticals, Inc. (I)	2,244	117,765
Avalanche Biotechnologies, Inc. (I)	1,670	90,180
BioCryst Pharmaceuticals, Inc. (I) (L)	16,439	199,898
Biogen Idec, Inc. (I)	83,370	28,299,947
BioTime, Inc. (I) (L)	14,495	54,066
Bluebird Bio, Inc. (I)	5,065	464,562
Calithera Biosciences, Inc. (I)	2,102	42,460
Cara Therapeutics, Inc. (I)	1,456	14,516
Celgene Corp. (I)	281,965	31,540,605
Celldex Therapeutics, Inc. (I) (L)	20,831	380,166
Cepheid, Inc. (I)	16,183	876,148
ChemoCentryx, Inc. (I) (L)	6,781	46,314
Chimerix, Inc. (I)	7,043	283,551
Clovis Oncology, Inc. (I) (L)	5,756	322,336

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
CSL, Ltd.	119,877	$8,420,843
CTI BioPharma Corp. (I) (L)	37,690	88,948
Cubist Pharmaceuticals, Inc. (I)	37,612	3,785,648
Cytokinetics, Inc. (I)	8,634	69,158
CytRx Corp. (I) (L)	14,089	38,604
Durata Therapeutics, Inc. (I)	3,707	4,300
Dyax Corp. (I)	31,752	446,433
Dynavax Technologies Corp. (I) (L)	6,249	105,358
Emergent Biosolutions, Inc. (I)	6,804	185,273
Enanta Pharmaceuticals, Inc. (I) (L)	2,462	125,193
Epizyme, Inc. (I)	2,906	54,836
Esperion Therapeutics, Inc. (I)	1,505	60,862
Exact Sciences Corp. (I) (L)	19,277	528,961
Exelixis, Inc. (I) (L)	46,331	66,717
Fibrogen, Inc. (I)	2,259	61,761
Five Prime Therapeutics, Inc. (I)	4,085	110,295
Foundation Medicine, Inc. (I) (L)	3,296	73,237
Galena Biopharma, Inc. (I) (L)	27,799	41,976
Genomic Health, Inc. (I) (L)	3,967	126,825
Geron Corp. (I) (L)	37,268	121,121
Gilead Sciences, Inc. (I)	532,590	50,201,933
Grifols SA	37,906	1,512,583
Halozyme Therapeutics, Inc. (I) (L)	24,414	235,595
Heron Therapeutics, Inc. (I)	6,057	60,933
Hyperion Therapeutics, Inc. (I)	3,403	81,672
Idera Pharmaceuticals, Inc. (I) (L)	14,230	62,754
Immune Design Corp. (I)	1,517	46,693
ImmunoGen, Inc. (I) (L)	19,987	121,921
Immunomedics, Inc. (I) (L)	20,572	98,746
Infinity Pharmaceuticals, Inc. (I)	11,369	192,022
Inovio Pharmaceuticals, Inc. (I) (L)	14,328	131,531
Insmed, Inc. (I)	11,700	180,999
Insys Therapeutics, Inc. (I)	2,329	98,191
Intrexon Corp. (I) (L)	8,317	228,967
Ironwood Pharmaceuticals, Inc. (I)	28,021	429,282
Isis Pharmaceuticals, Inc. (I) (L)	27,244	1,682,045
Karyopharm Therapeutics, Inc. (I) (L)	3,195	119,589
Keryx Biopharmaceuticals, Inc. (I) (L)	21,404	302,867
Kite Pharma, Inc. (I)	2,233	128,777
Kythera Biopharmaceuticals, Inc. (I) (L)	4,214	146,142
Lexicon Pharmaceuticals, Inc. (I) (L)	63,316	57,611
Ligand Pharmaceuticals, Inc. (I)	4,574	243,383
MacroGenics, Inc. (I)	4,714	165,320
MannKind Corp. (I) (L)	53,287	277,892
Merrimack Pharmaceuticals, Inc. (I) (L)	23,003	259,934
MiMedx Group, Inc. (I) (L)	21,687	250,051
Mirati Therapeutics, Inc. (I)	2,081	38,540
Momenta Pharmaceuticals, Inc. (I)	11,631	140,037
Navidea Biopharmaceuticals, Inc. (I) (L)	39,732	75,093
Neostem, Inc. (I)	6,800	25,636
Neuralstem, Inc. (I) (L)	17,433	47,418
Neurocrine Biosciences, Inc. (I)	17,612	393,452
NewLink Genetics Corp. (I) (L)	4,618	183,566
Northwest Biotherapeutics, Inc. (I) (L)	9,946	53,211
Novavax, Inc. (I)	55,608	329,755
NPS Pharmaceuticals, Inc. (I)	24,679	882,768
Ohr Pharmaceutical, Inc. (I)	5,662	47,221
OncoMed Pharmaceuticals, Inc. (I) (L)	3,162	68,805
Oncothyreon, Inc. (I)	19,670	37,373
Ophthotech Corp. (I) (L)	3,303	148,206
OPKO Health, Inc. (I) (L)	46,085	460,389
Orexigen Therapeutics, Inc. (I) (L)	28,845	174,801
Organovo Holdings, Inc. (I) (L)	15,399	111,643

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Osiris Therapeutics, Inc. (I) (L)	4,493	$71,843
Otonomy, Inc. (I)	1,798	59,927
OvaScience, Inc. (I) (L)	3,624	160,253
PDL BioPharma, Inc. (L)	37,366	288,092
Peregrine Pharmaceuticals, Inc. (I) (L)	41,914	58,260
Portola Pharmaceuticals, Inc. (I)	10,018	283,710
Progenics Pharmaceuticals, Inc. (I) (L)	16,543	125,065
Prothena Corp. PLC (I)	6,328	131,369
PTC Therapeutics, Inc. (I)	5,676	293,847
Puma Biotechnology, Inc. (I)	5,377	1,017,705
Radius Health, Inc. (I) (L)	1,861	72,412
Raptor Pharmaceutical Corp. (I) (L)	14,919	156,948
Receptos, Inc. (I)	5,085	622,963
Regeneron Pharmaceuticals, Inc. (I)	26,172	10,737,063
Regulus Therapeutics, Inc. (I)	3,664	58,771
Repligen Corp. (I)	7,505	148,599
Retrophin, Inc. (I) (L)	5,011	61,335
Rigel Pharmaceuticals, Inc. (I)	22,116	50,203
Sage Therapeutics, Inc. (I)	1,431	52,375
Sangamo BioSciences, Inc. (I)	15,973	242,949
Sarepta Therapeutics, Inc. (I)	9,615	139,129
Spectrum Pharmaceuticals, Inc. (I) (L)	16,195	112,231
Stemline Therapeutics, Inc. (I) (L)	2,904	49,542
Sunesis Pharmaceuticals, Inc. (I)	11,740	29,937
Synageva BioPharma Corp. (I) (L)	4,992	463,208
Synergy Pharmaceuticals, Inc. (I) (L)	22,358	68,192
Synta Pharmaceuticals Corp. (I) (L)	16,928	44,859
TESARO, Inc. (I) (L)	4,598	171,000
TG Therapeutics, Inc. (I)	6,519	103,261
Threshold Pharmaceuticals, Inc. (I)	12,433	39,537
Ultragenyx Pharmaceutical, Inc. (I)	1,633	71,656
United Therapeutics Corp. (I)	23,421	3,032,785
Vanda Pharmaceuticals, Inc. (I)	9,417	134,851
Verastem, Inc. (I)	5,303	48,469
Versartis, Inc. (I) (L)	1,652	37,087
Vertex Pharmaceuticals, Inc. (I)	84,949	10,091,941
Vital Therapies, Inc. (I)	1,480	36,896
Xencor, Inc. (I)	3,790	60,792
XOMA Corp. (I) (L)	20,866	74,909
Zafgen, Inc. (I) (L)	1,787	55,111
ZIOPHARM Oncology, Inc. (I) (L)	19,167	97,177
		229,427,650
Health care equipment and supplies - 1.9%
Abaxis, Inc.	5,216	296,425
Abbott Laboratories	531,528	23,929,391
ABIOMED, Inc. (I)	9,277	353,083
Accuray, Inc. (I) (L)	18,646	140,777
Align Technology, Inc. (I)	35,623	1,991,682
Analogic Corp.	2,894	244,861
AngioDynamics, Inc. (I)	5,962	113,338
Anika Therapeutics, Inc. (I)	3,410	138,923
Antares Pharma, Inc. (I) (L)	28,848	74,139
AtriCure, Inc. (I)	6,782	135,369
Atrion Corp.	371	126,144
Baxter International, Inc.	191,307	14,020,890
Becton, Dickinson and Company	67,785	9,432,961
Boston Scientific Corp. (I)	468,173	6,203,292
C.R. Bard, Inc.	26,272	4,377,441
Cantel Medical Corp.	7,915	342,403
Cardiovascular Systems, Inc. (I)	6,555	197,174
CareFusion Corp. (I)	72,395	4,295,919
Cerus Corp. (I) (L)	19,281	120,313
Cochlear, Ltd.	14,487	913,939

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Coloplast A/S	28,225	$2,361,993
CONMED Corp.	6,310	283,698
Covidien PLC	159,846	16,349,049
CryoLife, Inc.	7,253	82,176
Cyberonics, Inc. (I)	6,293	350,394
Cynosure, Inc., Class A (I)	5,357	146,889
DENTSPLY International, Inc.	50,513	2,690,828
Derma Sciences, Inc. (I) (L)	6,173	57,471
DexCom, Inc. (I)	17,396	957,650
Edwards Lifesciences Corp. (I)	37,838	4,819,804
Elekta AB, B Shares (L)	93,508	954,956
Endologix, Inc. (I)	15,197	232,362
Essilor International SA	51,834	5,780,492
Exactech, Inc. (I)	2,695	63,521
GenMark Diagnostics, Inc. (I)	10,146	138,087
Getinge AB, B Shares	50,818	1,157,246
Globus Medical, Inc., Class A (I)	15,223	361,851
Greatbatch, Inc. (I)	5,715	281,750
Haemonetics Corp. (I)	12,139	454,241
Halyard Health, Inc. (I) (L)	22,943	1,043,218
HeartWare International, Inc. (I)	4,021	295,262
Hill-Rom Holdings, Inc.	28,356	1,293,601
Hologic, Inc. (I)	119,515	3,195,831
ICU Medical, Inc. (I)	3,100	253,890
IDEXX Laboratories, Inc. (I)	23,506	3,485,235
Insulet Corp. (I)	12,917	594,957
Integra LifeSciences Holdings Corp. (I)	5,886	319,198
Intuitive Surgical, Inc. (I)	12,829	6,785,771
Invacare Corp.	7,698	129,018
K2M Group Holdings, Inc. (I)	2,271	47,396
LDR Holding Corp. (I)	3,884	127,318
Masimo Corp. (I)	10,498	276,517
Medtronic, Inc.	347,488	25,088,634
Meridian Bioscience, Inc.	9,974	164,172
Merit Medical Systems, Inc. (I)	10,282	178,187
Natus Medical, Inc. (I)	7,468	269,147
Neogen Corp. (I)	8,597	426,325
Nevro Corp. (I)	2,026	78,345
NuVasive, Inc. (I)	10,824	510,460
NxStage Medical, Inc. (I)	14,386	257,941
Olympus Corp. (I)	60,902	2,133,417
OraSure Technologies, Inc. (I)	13,333	135,197
Orthofix International NV (I)	4,442	133,527
Oxford Immunotec Global PLC (I)	3,754	51,129
Quidel Corp. (I)	6,666	192,781
ResMed, Inc. (L)	68,743	3,853,733
Rockwell Medical Technologies, Inc. (I) (L)	11,623	119,484
RTI Surgical, Inc. (I)	14,632	76,086
Sirona Dental Systems, Inc. (I)	27,298	2,385,026
Smith & Nephew PLC	224,752	4,052,849
Sonova Holding AG	13,645	2,004,594
Spectranetics Corp. (I)	9,659	334,008
St. Jude Medical, Inc.	100,655	6,545,595
STAAR Surgical Company (I)	9,656	87,966
STERIS Corp. (L)	42,884	2,781,027
Stryker Corp.	105,510	9,952,758
SurModics, Inc. (I)	3,406	75,273
Sysmex Corp.	36,879	1,636,782
Teleflex, Inc.	20,416	2,344,165
Terumo Corp.	77,117	1,750,266
The Cooper Companies, Inc.	23,802	3,858,066
Thoratec Corp. (I)	40,314	1,308,592
Tornier NV (I)	8,332	212,466

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Transenterix, Inc. (I) (L)	6,832	$19,881
Unilife Corp. (I) (L)	27,146	90,939
Varian Medical Systems, Inc. (I)	35,335	3,056,831
Vascular Solutions, Inc. (I)	4,238	115,104
Volcano Corp. (I)	12,188	217,921
West Pharmaceutical Services, Inc.	16,302	867,918
William Demant Holdings A/S (I)	5,684	430,968
Wright Medical Group, Inc. (I)	11,782	316,582
Zeltiq Aesthetics, Inc. (I)	6,820	190,346
Zimmer Holdings, Inc.	59,725	6,774,010
		207,898,632
Health care providers and services - 1.8%
AAC Holdings, Inc. (I)	1,406	43,474
Acadia Healthcare Company, Inc. (I)	9,923	607,387
Adeptus Health, Inc., Class A (I)	1,449	54,193
Aetna, Inc.	124,199	11,032,597
Air Methods Corp. (I) (L)	9,133	402,126
Alfresa Holdings Corp.	43,800	528,927
Alliance HealthCare Services, Inc. (I)	1,339	28,106
Almost Family, Inc. (I)	2,164	62,648
Amedisys, Inc. (I)	6,365	186,813
AmerisourceBergen Corp.	73,375	6,615,490
AMN Healthcare Services, Inc. (I)	10,873	213,111
Amsurg Corp. (I)	9,788	535,697
Anthem, Inc.	95,329	11,979,995
Bio-Reference Labs, Inc. (I) (L)	5,730	184,105
BioScrip, Inc. (I)	16,368	114,412
BioTelemetry, Inc. (I)	6,747	67,672
Capital Senior Living Corp. (I)	6,898	171,829
Cardinal Health, Inc.	116,862	9,434,269
Celesio AG	13,004	419,128
Centene Corp. (I)	28,922	3,003,550
Chemed Corp. (L)	4,014	424,159
Cigna Corp.	92,411	9,510,016
Civitas Solutions, Inc. (I)	3,042	51,805
Community Health Systems, Inc. (I)	57,323	3,090,856
CorVel Corp. (I)	2,641	98,298
Cross Country Healthcare, Inc. (I)	7,518	93,825
DaVita HealthCare Partners, Inc. (I)	60,508	4,582,876
ExamWorks Group, Inc. (I)	8,101	336,921
Express Scripts Holding Company (I)	259,103	21,938,251
Five Star Quality Care, Inc. (I)	11,247	46,675
Fresenius Medical Care AG &
Company KGaA	54,978	4,103,384
Fresenius SE & Company KGaA	95,953	4,988,984
Gentiva Health Services, Inc. (I)	7,519	143,237
Hanger, Inc. (I)	8,315	182,099
Health Net, Inc. (I)	38,412	2,056,194
HealthEquity, Inc. (I)	2,472	62,912
Healthscope, Ltd. (I)	272,777	602,632
HealthSouth Corp.	20,168	775,661
Healthways, Inc. (I)	7,481	148,722
Henry Schein, Inc. (I)	41,516	5,652,403
Humana, Inc.	54,162	7,779,288
IPC The Hospitalist Company, Inc. (I)	4,048	185,763
Kindred Healthcare, Inc.	16,334	296,952
Laboratory Corp. of America Holdings (I)	29,737	3,208,622
Landauer, Inc.	2,334	79,683
LHC Group, Inc. (I)	3,022	94,226
LifePoint Hospitals, Inc. (I)	22,319	1,604,959
Magellan Health Services, Inc. (I)	6,327	379,810
McKesson Corp.	81,869	16,994,367
Medipal Holdings Corp.	31,265	365,165

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
MEDNAX, Inc. (I)	49,503	$3,272,643
Miraca Holdings, Inc.	14,117	607,297
Molina Healthcare, Inc. (I)	6,932	371,070
MWI Veterinary Supply, Inc. (I)	2,992	508,371
National Healthcare Corp.	2,372	149,056
Omnicare, Inc.	48,254	3,519,164
Owens & Minor, Inc.	45,580	1,600,314
Patterson Companies, Inc.	29,587	1,423,135
PharMerica Corp. (I)	7,023	145,446
Quest Diagnostics, Inc.	51,292	3,439,642
RadNet, Inc. (I)	7,782	66,458
Ramsay Health Care, Ltd.	33,362	1,546,601
Ryman Healthcare, Ltd.	92,564	614,005
Select Medical Holdings Corp.	18,218	262,339
Skilled Healthcare Group, Inc., Class A (I)	6,061	51,943
Sonic Healthcare, Ltd.	96,704	1,454,869
Surgical Care Affiliates, Inc. (I)	2,944	99,066
Suzuken Company, Ltd.	18,335	506,475
Team Health Holdings, Inc. (I)	16,211	932,619
Tenet Healthcare Corp. (I)	34,412	1,743,656
The Ensign Group, Inc.	4,642	206,058
The Providence Service Corp. (I)	2,686	97,878
Triple-S Management Corp., Class B (I)	5,758	137,674
UnitedHealth Group, Inc.	338,875	34,256,874
Universal American Corp. (I)	10,186	94,526
Universal Health Services, Inc., Class B	31,981	3,558,206
US Physical Therapy, Inc.	2,976	124,873
VCA Antech, Inc. (I)	41,472	2,022,589
WellCare Health Plans, Inc. (I)	31,775	2,607,457
		200,984,578
Health care technology - 0.1%
Allscripts Healthcare Solutions, Inc. (I)	83,537	1,066,767
Cerner Corp. (I)	107,302	6,938,147
Computer Programs & Systems, Inc.	2,666	161,960
HealthStream, Inc. (I)	4,996	147,282
HMS Holdings Corp. (I)	63,620	1,344,927
M3, Inc.	49,843	833,973
MedAssets, Inc. (I)	14,244	281,461
Medidata Solutions, Inc. (I)	12,612	602,223
Merge Healthcare, Inc. (I)	17,769	63,258
Omnicell, Inc. (I)	8,426	279,069
Quality Systems, Inc.	12,142	189,294
Vocera Communications, Inc. (I)	5,548	57,810
		11,966,171
Life sciences tools and services - 0.4%
Accelerate Diagnostics, Inc. (I) (L)	5,445	104,490
Affymetrix, Inc. (I) (L)	17,301	170,761
Agilent Technologies, Inc.	117,447	4,808,280
Albany Molecular Research, Inc. (I)	5,776	94,033
Bio-Rad Laboratories, Inc., Class A (I)	10,137	1,222,117
Bio-Techne Corp.	18,279	1,688,980
Cambrex Corp. (I)	7,214	155,967
Charles River
Laboratories International, Inc. (I)	23,131	1,472,057
Covance, Inc. (I)	27,894	2,896,513
Enzo Biochem, Inc. (I)	9,225	40,959
Fluidigm Corp. (I)	6,697	225,890
INC Research Holdings, Inc. (I)	2,179	55,979
Lonza Group AG (I)	13,441	1,513,344
Luminex Corp. (I)	8,902	167,002
Mettler-Toledo International, Inc. (I)	14,073	4,256,520
NanoString Technologies, Inc. (I)	2,560	35,661

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Pacific Biosciences of California, Inc. (I)	13,765	$107,918
PAREXEL International Corp. (I)	13,124	729,169
PerkinElmer, Inc.	39,902	1,744,914
PRA Health Sciences, Inc. (I)	4,555	110,322
QIAGEN NV (I)	59,287	1,380,976
Sequenom, Inc. (I) (L)	27,680	102,416
Thermo Fisher Scientific, Inc.	141,223	17,693,830
Waters Corp. (I)	29,420	3,316,222
		44,094,320
Pharmaceuticals - 6.4%
AbbVie, Inc.	562,445	36,806,401
AcelRx Pharmaceuticals, Inc. (I) (L)	6,509	43,806
Actavis PLC (I)	93,574	24,086,883
Aerie Pharmaceuticals, Inc. (I)	2,506	73,150
Akorn, Inc. (I)	14,469	523,778
Alimera Sciences, Inc. (I)	7,237	40,093
Allergan, Inc.	105,183	22,360,854
ANI Pharmaceuticals, Inc. (I)	1,645	92,762
Aratana Therapeutics, Inc. (I)	6,749	120,267
Astellas Pharma, Inc.	541,847	7,543,649
AstraZeneca PLC	319,328	22,554,370
Auxilium Pharmaceuticals, Inc. (I) (L)	11,691	401,995
AVANIR Pharmaceuticals, Inc., Class A (I)	44,760	758,682
Bayer AG	209,118	28,504,534
Bio-Path Holdings, Inc. (I)	17,645	46,936
BioDelivery Sciences International, Inc. (I)	9,860	118,517
Bristol-Myers Squibb Company	585,591	34,567,437
Catalent, Inc. (I)	11,388	317,497
Cempra, Inc. (I) (L)	5,956	140,026
Chelsea Therapeutics International, Ltd. (I) (L)	19,199	1,536
Chugai Pharmaceutical Company, Ltd.	56,834	1,395,463
Corcept Therapeutics, Inc. (I) (L)	14,370	43,110
Daiichi Sankyo Company, Ltd.	162,111	2,266,758
Depomed, Inc. (I)	13,612	219,289
Dermira, Inc. (I)	2,120	38,393
Eisai Company, Ltd.	63,968	2,473,844
Eli Lilly & Company	345,911	23,864,400
Endo International PLC (I)	75,776	5,464,965
Endocyte, Inc. (I)	9,401	59,132
Forest Laboratories, Inc. (I)	4,082	0
Furiex Pharmaceuticals, Inc. (I)	1,527,355	16,220
GlaxoSmithKline PLC	1,226,522	26,313,310
Hisamitsu Pharmaceutical Company, Inc.	14,284	450,415
Horizon Pharma, Inc. (I) (L)	15,266	196,779
Hospira, Inc. (I)	60,219	3,688,414
Impax Laboratories, Inc. (I)	16,248	514,737
Indivior PLC (I)	164,417	382,853
Intra-Cellular Therapies, Inc. (I)	4,232	74,695
Johnson & Johnson	988,143	103,330,114
Kyowa Hakko Kirin Company, Ltd.	58,859	554,251
Lannett Company, Inc. (I)	5,979	256,380
Mallinckrodt PLC (I)	41,104	4,070,529
Merck & Company, Inc.	1,006,406	57,153,797
Merck KGaA	32,845	3,090,988
Mitsubishi Tanabe Pharma Corp.	56,934	834,573
Mylan, Inc. (I)	132,135	7,448,450
Nektar Therapeutics (I)	29,570	458,335
Novartis AG	581,804	53,958,525
Novo Nordisk A/S, Class B	507,475	21,466,071
Omeros Corp. (I) (L)	7,975	197,621
Ono Pharmaceutical Company, Ltd.	20,983	1,857,740
Orion OYJ, Class B	25,278	786,158
Otsuka Holdings Company, Ltd.	99,215	2,974,586

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pacira Pharmaceuticals, Inc. (I)	8,293	$735,257
Pernix Therapeutics Holdings (I)	7,812	73,355
Perrigo Company PLC	49,700	8,307,852
Pfizer, Inc.	2,224,118	69,281,276
Phibro Animal Health Corp., Class A	3,536	111,561
POZEN, Inc. (I)	6,937	55,496
Prestige Brands Holdings, Inc. (I)	12,112	420,529
Relypsa, Inc. (I) (L)	3,928	120,982
Repros Therapeutics, Inc. (I) (L)	6,040	60,219
Revance Therapeutics, Inc. (I)	2,212	37,471
Roche Holding AG	177,695	48,145,073
Sagent Pharmaceuticals, Inc. (I)	5,140	129,065
Salix Pharmaceuticals, Ltd. (I)	31,414	3,610,725
Sanofi	300,780	27,422,245
Santen Pharmaceutical Company, Ltd.	18,898	1,017,369
SciClone Pharmaceuticals, Inc. (I)	12,332	108,028
Shionogi & Company, Ltd.	75,811	1,958,640
Shire PLC	149,056	10,568,082
Sucampo
Pharmaceuticals, Inc., Class A (I) (L)	4,351	62,132
Sumitomo Dainippon Pharma Company, Ltd.	41,392	400,835
Supernus Pharmaceuticals, Inc. (I)	7,003	58,125
Taisho Pharmaceutical
Holdings Company, Ltd.	8,116	495,891
Takeda Pharmaceutical Company, Ltd.	199,116	8,242,961
Tetraphase Pharmaceuticals, Inc. (I)	6,089	241,794
Teva Pharmaceutical Industries, Ltd.	216,624	12,417,935
The Medicines Company (I)	15,198	420,529
TherapeuticsMD, Inc. (I) (L)	25,324	112,692
Theravance Biopharma, Inc. (I)	5,479	81,747
Theravance, Inc. (L)	19,322	273,406
Trius Therapeutics, Inc. (I) (L)	10,492	1,154
UCB SA	32,129	2,443,007
VIVUS, Inc. (I)	21,003	60,489
XenoPort, Inc. (I)	13,766	120,728
Zoetis, Inc.	176,995	7,616,095
Zogenix, Inc. (I) (L)	31,096	42,602
ZS Pharma, Inc. (I) (L)	1,688	70,170
		710,329,585
		1,404,700,936
Industrials - 11.1%
Aerospace and defense - 2.0%
AAR Corp.	9,166	254,631
Aerovironment, Inc. (I)	4,539	123,688
Airbus Group NV	148,639	7,348,415
Alliant Techsystems, Inc.	15,741	1,829,891
American Science & Engineering, Inc.	1,898	98,506
Astronics Corp. (I)	4,427	244,857
B/E Aerospace, Inc. (I)	51,913	3,011,992
BAE Systems PLC	797,047	5,828,959
Cobham PLC	289,190	1,451,750
Cubic Corp.	4,764	250,777
Curtiss-Wright Corp.	11,068	781,290
DigitalGlobe, Inc. (I)	17,510	542,285
Ducommun, Inc. (I)	2,868	72,503
Engility Holdings, Inc. (I)	4,025	172,270
Esterline Technologies Corp. (I)	23,018	2,524,614
Exelis, Inc.	92,063	1,613,864
Finmeccanica SpA (I)	102,814	955,638
GenCorp, Inc. (I) (L)	14,004	256,273
General Dynamics Corp.	111,145	15,295,775
HEICO Corp.	15,468	934,267

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Honeywell International, Inc.	276,374	$27,615,290
Huntington Ingalls Industries, Inc.	23,805	2,677,110
KLX, Inc. (I)	26,400	1,088,979
Kratos Defense & Security Solutions, Inc. (I)	11,080	55,622
L-3 Communications Holdings, Inc.	30,058	3,793,620
LMI Aerospace, Inc. (I)	3,096	43,654
Lockheed Martin Corp.	94,810	18,257,562
Meggitt PLC	204,653	1,646,279
Moog, Inc., Class A (I)	9,509	703,951
National Presto Industries, Inc. (L)	1,256	72,898
Northrop Grumman Corp.	71,308	10,510,086
Orbital Sciences Corp. (I)	14,050	377,805
Precision Castparts Corp.	50,327	12,122,768
Raytheon Company	108,856	11,774,954
Rockwell Collins, Inc.	46,963	3,967,434
Rolls-Royce Holdings PLC (I)	477,963	6,420,881
Safran SA	68,344	4,216,480
Singapore Technologies Engineering, Ltd.	394,452	1,009,638
Sparton Corp. (I)	2,638	74,761
TASER International, Inc. (I) (L)	12,488	330,682
Teledyne Technologies, Inc. (I)	8,577	881,201
Textron, Inc.	97,476	4,104,714
Thales SA	23,638	1,278,985
The Boeing Company	234,045	30,421,169
The KEYW Holding Corp. (I) (L)	8,169	84,794
Triumph Group, Inc.	25,037	1,682,987
United Technologies Corp.	299,301	34,419,615
Zodiac Aerospace	47,227	1,590,028
		224,816,192
Air freight and logistics - 0.6%
Air Transport Services Group, Inc. (I)	12,749	109,131
Atlas Air Worldwide Holdings, Inc. (I)	5,916	291,659
Bollore SA (L)	141,300	643,493
C.H. Robinson Worldwide, Inc.	51,641	3,867,394
Deutsche Post AG	244,243	7,928,593
Echo Global Logistics, Inc. (I)	5,501	160,629
Expeditors International of Washington, Inc.	68,145	3,039,948
FedEx Corp.	93,004	16,151,075
Forward Air Corp.	7,363	370,874
Hub Group, Inc., Class A (I)	8,655	329,582
Park-Ohio Holdings Corp.	2,036	128,329
Royal Mail PLC	165,159	1,100,611
TNT Express NV	111,773	745,124
Toll Holdings, Ltd.	173,112	824,621
United Parcel Service, Inc., Class B	246,073	27,355,935
UTi Worldwide, Inc. (I)	21,429	258,648
XPO Logistics, Inc. (I) (L)	12,246	500,616
Yamato Transport Company, Ltd.	92,393	1,829,537
		65,635,799
Airlines - 0.4%
Alaska Air Group, Inc.	64,856	3,875,795
Allegiant Travel Company	3,149	473,389
ANA Holdings, Inc.	296,495	733,123
Cathay Pacific Airways, Ltd.	304,242	662,559
Delta Air Lines, Inc.	295,399	14,530,677
Deutsche Lufthansa AG	58,491	969,252
easyJet PLC	40,384	1,045,101
Hawaiian Holdings, Inc. (I)	10,411	271,207
International Consolidated
Airlines Group SA (I)	259,030	1,929,582
Japan Airlines Company, Ltd.	30,400	901,331
JetBlue Airways Corp. (I)	178,135	2,825,221

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Airlines (continued)
Qantas Airways, Ltd. (I)	132,052	$256,486
Republic Airways Holdings, Inc. (I)	11,663	170,163
Ryanair Holdings PLC, ADR (I)	7,546	537,803
Singapore Airlines, Ltd.	136,427	1,190,509
SkyWest, Inc.	12,019	159,612
Southwest Airlines Company	239,611	10,140,338
Virgin America, Inc. (I)	3,589	155,224
		40,827,372
Building products - 0.3%
AAON, Inc.	9,840	220,318
Advanced Drainage Systems, Inc.	3,607	82,889
Allegion PLC	33,605	1,863,733
American Woodmark Corp. (I)	2,923	118,206
AO Smith Corp.	37,081	2,091,739
Apogee Enterprises, Inc.	6,703	284,006
Asahi Glass Company, Ltd. (L)	256,380	1,248,103
Assa Abloy AB, Series B	84,244	4,449,470
Builders FirstSource, Inc. (I)	11,106	76,298
Cie de Saint-Gobain	114,590	4,854,126
Continental Building Products, Inc. (I)	3,012	53,403
Daikin Industries, Ltd.	58,997	3,783,125
Fortune Brands Home & Security, Inc.	77,775	3,520,874
Geberit AG	9,605	3,249,397
Gibraltar Industries, Inc. (I)	7,631	124,080
Griffon Corp.	9,374	124,674
Insteel Industries, Inc.	4,386	103,422
Lennox International, Inc.	21,788	2,071,385
LIXIL Group Corp.	67,550	1,421,640
Masco Corp.	125,822	3,170,714
Masonite International Corp. (I)	6,812	418,666
NCI Building Systems, Inc. (I)	6,582	121,899
Nortek, Inc. (I)	2,155	175,266
Patrick Industries, Inc. (I)	1,974	86,817
PGT, Inc. (I)	11,394	109,724
Ply Gem Holdings, Inc. (I)	5,227	73,073
Quanex Building Products Corp.	8,749	164,306
Simpson Manufacturing Company, Inc.	9,559	330,741
TOTO, Ltd.	71,481	831,517
Trex Company, Inc. (I)	7,767	330,719
Universal Forest Products, Inc.	4,729	251,583
		35,805,913
Commercial services and supplies - 0.6%
ABM Industries, Inc.	12,874	368,840
ACCO Brands Corp. (I)	26,473	238,522
Aggreko PLC	65,064	1,517,291
ARC Document Solutions, Inc. (I)	9,921	101,393
Babcock International Group PLC	63,670	1,043,059
Brady Corp., Class A	11,203	306,290
Brambles, Ltd.	397,343	3,422,805
Casella Waste Systems, Inc., Class A (I)	10,149	41,002
Ceco Environmental Corp. (L)	5,493	85,361
Cintas Corp.	34,284	2,689,237
Civeo Corp.	21,907	90,038
Clean Harbors, Inc. (I)	26,893	1,292,209
Copart, Inc. (I)	56,053	2,045,374
Dai Nippon Printing Company, Ltd.	141,746	1,276,641
Deluxe Corp.	35,991	2,240,440
Edenred	51,635	1,428,017
Ennis, Inc.	6,499	87,542
G&K Services, Inc., Class A	4,590	325,202
G4S PLC	394,194	1,700,404
Healthcare Services Group, Inc.	16,336	505,272

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Heritage-Crystal Clean, Inc. (I)	2,899	$35,745
Herman Miller, Inc.	42,987	1,265,107
HNI Corp.	32,252	1,646,787
InnerWorkings, Inc. (I)	9,510	74,083
Interface, Inc.	15,583	256,652
ISS A/S (I)	22,541	646,991
Kimball International, Inc., Class B	8,259	75,322
Knoll, Inc.	11,337	240,004
Matthews International Corp., Class A	6,782	330,080
McGrath RentCorp.	5,998	215,088
Mobile Mini, Inc.	10,835	438,926
MSA Safety, Inc.	22,373	1,187,783
Multi-Color Corp.	3,034	168,144
Park24 Company, Ltd.	25,900	381,283
Performant Financial Corp. (I)	7,438	49,463
Pitney Bowes, Inc.	71,633	1,745,696
Quad/Graphics, Inc.	6,645	152,569
R.R. Donnelley & Sons Company	98,495	1,655,208
Republic Services, Inc.	88,605	3,566,351
Rollins, Inc.	31,568	1,044,901
Secom Company, Ltd.	53,355	3,065,490
Securitas AB, Series B	79,399	960,544
Societe BIC SA	7,249	961,382
SP Plus Corp. (I)	3,768	95,067
Steelcase, Inc., Class A	19,073	342,360
Stericycle, Inc. (I)	29,773	3,902,645
Team, Inc. (I)	4,775	193,197
Tetra Tech, Inc.	14,918	398,311
The ADT Corp. (L)	61,726	2,236,333
The Brink’s Company	11,316	276,224
Toppan Printing Company, Ltd.	141,525	919,550
Tyco International, Ltd.	147,764	6,480,929
UniFirst Corp.	3,385	411,108
United Stationers, Inc.	9,062	382,054
US Ecology, Inc.	5,027	201,683
Viad Corp.	4,828	128,714
Waste Connections, Inc.	61,189	2,691,704
Waste Management, Inc.	150,638	7,730,742
West Corp.	8,854	292,182
		67,651,341
Construction and engineering - 0.3%
ACS Actividades de Construccion
y Servicios SA	43,468	1,515,080
AECOM (I)	75,829	2,302,927
Aegion Corp. (I)	8,914	165,890
Ameresco, Inc., Class A (I)	5,771	40,397
Argan, Inc.	3,003	101,021
Boskalis Westminster NV	21,990	1,202,965
Bouygues SA	42,085	1,519,613
Chiyoda Corp.	38,942	322,634
Comfort Systems USA, Inc.	8,997	154,029
Dycom Industries, Inc. (I)	7,905	277,386
EMCOR Group, Inc.	15,410	685,591
Ferrovial SA	106,085	2,097,106
Fluor Corp.	55,088	3,339,985
Furmanite Corp. (I)	9,400	73,508
Granite Construction, Inc.	26,846	1,020,685
Great Lakes Dredge & Dock Corp. (I)	14,549	124,539
Jacobs Engineering Group, Inc. (I)	45,502	2,033,484
JGC Corp.	52,206	1,074,754
Kajima Corp.	214,770	883,206
KBR, Inc.	71,519	1,212,247
Layne Christensen Company (I) (L)	5,224	49,837

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
Leighton Holdings, Ltd.	25,523	$464,736
MasTec, Inc. (I)	15,198	343,627
MYR Group, Inc. (I)	5,092	139,521
Northwest Pipe Company (I)	2,360	71,083
Obayashi Corp.	165,215	1,065,008
OCI NV (I)	21,733	755,652
Orion Marine Group, Inc. (I)	6,973	77,052
Primoris Services Corp.	9,112	211,763
Quanta Services, Inc. (I)	75,897	2,154,716
Shimizu Corp.	150,129	1,019,687
Skanska AB, Series B	96,509	2,072,085
Taisei Corp.	260,868	1,479,646
Tutor Perini Corp. (I)	8,498	204,547
Vinci SA	123,506	6,743,737
		36,999,744
Electrical equipment - 0.8%
ABB, Ltd. (I)	555,425	11,751,758
Acuity Brands, Inc.	21,380	2,994,697
Alstom SA (I)	54,913	1,771,088
AMETEK, Inc.	86,441	4,549,390
AZZ, Inc.	5,944	278,892
Capstone Turbine Corp. (I) (L)	79,370	58,678
Eaton Corp. PLC	167,534	11,385,611
Emerson Electric Company	244,894	15,117,307
Encore Wire Corp.	4,912	183,365
EnerSys	10,688	659,663
Enphase Energy, Inc. (I) (L)	4,344	62,076
Franklin Electric Company, Inc.	10,993	412,567
FuelCell Energy, Inc. (I) (L)	57,090	87,919
Fuji Electric Company, Ltd.	144,202	574,916
Generac Holdings, Inc. (I)	15,847	741,006
General Cable Corp.	11,375	169,488
Global Power Equipment Group, Inc.	4,583	63,291
GrafTech International, Ltd. (I)	27,683	140,076
Hubbell, Inc., Class B	26,779	2,860,801
Legrand SA	66,541	3,490,618
LSI Industries, Inc.	6,288	42,696
Mabuchi Motor Company, Ltd.	12,754	506,237
Mitsubishi Electric Corp.	487,165	5,786,570
Nidec Corp.	55,293	3,571,134
OSRAM Licht AG (I)	22,603	887,391
Plug Power, Inc. (I) (L)	39,090	117,270
Polypore International, Inc. (I)	10,428	490,637
Powell Industries, Inc.	2,274	111,585
Power Solutions International, Inc. (I) (L)	1,173	60,539
PowerSecure International, Inc. (I)	5,320	61,978
Prysmian SpA	51,776	943,553
Regal-Beloit Corp.	22,031	1,656,731
Rockwell Automation, Inc.	47,962	5,333,374
Schneider Electric SE	132,917	9,680,242
Thermon Group Holdings, Inc. (I)	7,738	187,182
Vestas Wind Systems A/S (I)	56,946	2,068,091
Vicor Corp. (I)	3,952	47,819
		88,906,236
Industrial conglomerates - 1.8%
3M Company	226,251	37,177,564
Carlisle Companies, Inc.	31,632	2,854,472
Danaher Corp.	215,826	18,498,446
General Electric Company	3,544,662	89,573,609
Hopewell Holdings, Ltd.	615	2,239
Hutchison Whampoa, Ltd.	538,431	6,162,002
Keihan Electric Railway Company, Ltd.	121,000	647,502

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Industrial conglomerates (continued)
Keppel Corp., Ltd.	368,645	$2,457,158
Koninklijke Philips NV	241,745	7,007,223
NWS Holdings, Ltd.	369,599	676,037
Raven Industries, Inc.	8,615	215,375
Roper Industries, Inc.	35,287	5,517,122
Seibu Holdings Inc (L)	30,500	621,830
Sembcorp Industries, Ltd.	249,122	834,314
Siemens AG	200,538	22,501,140
Smiths Group PLC	100,211	1,704,000
Toshiba Corp.	1,014,280	4,277,521
		200,727,554
Machinery - 2.1%
Accuride Corp. (I)	10,312	44,754
Actuant Corp., Class A	14,862	404,841
AGCO Corp.	41,261	1,864,997
Alamo Group, Inc.	1,623	78,618
Albany International Corp., Class A	6,528	247,999
Alfa Laval AB	79,917	1,511,214
Altra Industrial Motion Corp.	6,323	179,510
Amada Company, Ltd.	86,152	738,218
American Railcar Industries, Inc. (L)	2,192	112,888
Andritz AG	18,490	1,016,509
Astec Industries, Inc.	4,411	173,396
Atlas Copco AB, A Shares	169,213	4,708,461
Atlas Copco AB, Series B	99,163	2,538,355
Barnes Group, Inc.	12,491	462,292
Blount International, Inc. (I)	11,546	202,863
Briggs & Stratton Corp.	10,597	216,391
Caterpillar, Inc.	213,803	19,569,389
Chart Industries, Inc. (I)	7,125	243,675
CIRCOR International, Inc.	4,048	244,013
CLARCOR, Inc.	36,179	2,410,969
CNH Industrial NV	240,728	1,948,712
Columbus McKinnon Corp.	4,757	133,386
Commercial Vehicle Group, Inc. (I)	7,603	50,636
Crane Company	24,426	1,433,806
Cummins, Inc.	60,004	8,650,777
Deere & Company	126,638	11,203,664
Donaldson Company, Inc.	62,953	2,431,874
Douglas Dynamics, Inc.	5,481	117,458
Dover Corp.	58,439	4,191,245
Dynamic Materials Corp.	3,781	60,572
Energy Recovery, Inc. (I)	9,998	52,689
EnPro Industries, Inc. (I)	5,285	331,687
ESCO Technologies, Inc.	6,091	224,758
FANUC Corp.	48,318	7,966,685
Federal Signal Corp.	14,620	225,733
Flowserve Corp.	47,687	2,853,113
FreightCar America, Inc.	2,931	77,115
GEA Group AG	46,458	2,042,581
Global Brass & Copper Holdings, Inc.	5,482	72,143
Graco, Inc.	29,318	2,350,717
Graham Corp.	2,594	74,629
Harsco Corp.	58,631	1,107,540
Hillenbrand, Inc.	14,514	500,733
Hino Motors, Ltd.	65,642	864,066
Hitachi Construction
Machinery Company, Ltd.	27,852	588,879
Hurco Companies, Inc.	1,675	57,101
Hyster-Yale Materials Handling, Inc.	2,346	171,727
IDEX Corp.	39,141	3,046,735
IHI Corp.	353,765	1,791,628
Illinois Tool Works, Inc.	127,049	12,031,540

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
IMI PLC	68,936	$1,348,660
Ingersoll-Rand PLC	93,752	5,942,939
ITT Corp.	45,155	1,826,971
John Bean Technologies Corp.	6,719	220,786
Joy Global, Inc.	34,122	1,587,355
JTEKT Corp.	52,093	876,714
Kadant, Inc.	2,747	117,269
Kawasaki Heavy Industries, Ltd.	361,204	1,642,590
Kennametal, Inc.	38,997	1,395,703
Komatsu, Ltd.	235,376	5,203,677
Kone OYJ, Class B	78,782	3,586,765
Kubota Corp.	283,952	4,121,497
Kurita Water Industries, Ltd.	25,627	534,377
LB Foster Company, Class A	2,463	119,628
Lincoln Electric Holdings, Inc.	38,295	2,645,802
Lindsay Corp. (L)	2,770	237,500
Lydall, Inc. (I)	4,080	133,906
Makita Corp.	30,226	1,362,043
MAN SE	8,944	996,082
Manitex International, Inc. (I)	3,821	48,565
Melrose Industries PLC	272,206	1,126,783
Meritor, Inc. (I)	22,556	341,723
Metso OYJ	28,647	857,682
Miller Industries, Inc.	3,537	73,534
Minebea Company, Ltd.	80,000	1,181,431
Mitsubishi Heavy Industries, Ltd.	764,635	4,219,704
Mueller Industries, Inc.	13,051	445,561
Mueller Water Products, Inc., Class A	37,076	379,658
Nabtesco Corp.	29,289	707,876
NGK Insulators, Ltd.	66,461	1,362,337
NN, Inc.	4,290	88,202
Nordson Corp.	28,929	2,255,305
NSK, Ltd.	118,498	1,399,075
Oshkosh Corp.	39,339	1,913,842
PACCAR, Inc.	125,066	8,505,739
Pall Corp.	37,436	3,788,898
Parker Hannifin Corp.	52,529	6,773,615
Pentair PLC	65,960	4,381,063
Proto Labs, Inc. (I)	5,253	352,791
RBC Bearings, Inc.	5,383	347,365
Rexnord Corp. (I)	17,345	489,302
Sandvik AB	270,960	2,634,565
Schindler Holding AG,
Participation Certificates	11,075	1,598,833
Schindler Holding AG, Registered Shares	5,124	734,648
SembCorp Marine, Ltd. (L)	213,732	524,432
SKF AB, B Shares	100,593	2,119,044
SMC Corp.	13,847	3,631,015
Snap-on, Inc.	20,732	2,834,894
SPX Corp.	20,247	1,739,622
Standex International Corp.	2,921	225,676
Stanley Black & Decker, Inc.	55,108	5,294,777
Sulzer AG	6,089	651,348
Sumitomo Heavy Industries, Ltd.	140,306	754,704
Sun Hydraulics Corp.	5,193	204,500
Tennant Company	4,257	307,228
Terex Corp.	53,437	1,489,824
The ExOne Company (I) (L)	2,371	39,833
The Gorman-Rupp Company	4,414	141,778
The Greenbrier Companies, Inc. (L)	6,400	343,872
The Timken Company	36,725	1,567,423
The Weir Group PLC	54,216	1,554,686
THK Company, Ltd.	29,052	698,175

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Titan International, Inc. (L)	10,326	$109,765
TriMas Corp. (I)	10,521	329,202
Trinity Industries, Inc.	76,724	2,149,039
Twin Disc, Inc.	2,235	44,387
Vallourec SA	27,672	749,957
Valmont Industries, Inc. (L)	12,131	1,540,637
Volvo AB, Series B	386,904	4,172,175
Wabash National Corp. (I)	16,035	198,193
Wabtec Corp.	47,451	4,123,017
Wartsila OYJ Abp	37,594	1,682,639
Watts Water Technologies, Inc., Class A	6,495	412,043
Woodward, Inc.	44,048	2,168,483
Xerium Technologies, Inc. (I)	2,993	47,230
Xylem, Inc.	63,477	2,416,569
Yangzijiang Shipbuilding Holdings, Ltd.	466,001	422,297
Zardoya Otis SA	43,104	478,007
		228,698,113
Marine - 0.1%
A.P. Moeller - Maersk A/S, Series A	977	1,869,612
A.P. Moeller - Maersk A/S, Series B	1,797	3,574,143
Kirby Corp. (I)	28,128	2,271,055
Knightsbridge Tankers, Ltd. (L)	8,069	36,553
Kuehne & Nagel International AG	13,726	1,864,476
Matson, Inc.	10,043	346,684
Mitsui O.S.K. Lines, Ltd.	275,040	814,873
Navios Maritime Holdings, Inc. (L)	18,321	75,299
Nippon Yusen KK	410,257	1,158,774
Safe Bulkers, Inc. (L)	9,445	36,930
Scorpio Bulkers, Inc. (I)	33,027	65,063
		12,113,462
Professional services - 0.4%
Acacia Research Corp.	11,859	200,891
Adecco SA (I)	42,506	2,921,831
ALS, Ltd.	101,067	437,800
Barrett Business Services, Inc.	1,762	48,279
Bureau Veritas SA	56,141	1,243,857
Capita PLC	167,971	2,816,485
CBIZ, Inc. (I)	10,533	90,162
CDI Corp.	3,669	64,978
CRA International, Inc. (I)	2,398	72,707
Equifax, Inc.	42,597	3,444,819
Experian PLC	249,427	4,204,579
Exponent, Inc.	3,005	247,913
Franklin Covey Company (I)	2,916	56,454
FTI Consulting, Inc. (I)	29,643	1,145,109
GP Strategies Corp. (I)	3,132	106,269
Heidrick & Struggles International, Inc.	4,445	102,457
Huron Consulting Group, Inc. (I)	5,433	371,563
ICF International, Inc. (I)	4,608	188,836
Insperity, Inc.	5,274	178,736
Intertek Group PLC	40,992	1,483,583
Kelly Services, Inc., Class A	6,511	110,817
Kforce, Inc.	5,811	140,219
Korn/Ferry International (I)	11,537	331,804
ManpowerGroup, Inc.	39,014	2,659,584
Mistras Group, Inc. (I)	4,020	73,687
Navigant Consulting, Inc. (I)	11,521	177,078
Nielsen NV	114,286	5,112,013
On Assignment, Inc. (I)	12,659	420,152
Paylocity Holding Corp. (I) (L)	2,088	54,518
Pendrell Corp. (I)	38,314	52,873
Randstad Holding NV	32,016	1,540,494

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Recruit Holdings Company, Ltd. (I)	35,500	$1,019,536
Resources Connection, Inc.	9,149	150,501
Robert Half International, Inc.	47,984	2,801,306
RPX Corp. (I)	12,490	172,112
Seek, Ltd.	82,172	1,145,815
SGS SA	1,391	2,840,380
The Advisory Board Company (I)	8,514	417,016
The Corporate Executive Board Company	24,412	1,770,602
The Dun & Bradstreet Corp.	12,854	1,554,820
Towers Watson & Company, Class A	34,477	3,901,762
Trinet Group, Inc. (I)	3,705	115,892
TrueBlue, Inc. (I)	9,587	213,311
VSE Corp.	1,042	68,668
WageWorks, Inc. (I)	8,130	524,954
		46,797,222
Road and rail - 1.1%
ArcBest Corp.	6,108	283,228
Asciano, Ltd.	247,894	1,213,999
Aurizon Holdings, Ltd.	543,373	2,033,449
Celadon Group, Inc.	5,128	116,354
Central Japan Railway Company, Ltd.	36,332	5,445,304
ComfortDelGro Corp., Ltd.	513,518	1,004,913
Con-way, Inc.	28,552	1,404,187
CSX Corp.	351,494	12,734,628
DSV A/S	44,949	1,368,651
East Japan Railway Company	84,240	6,349,240
FRP Holdings, Inc. (I)	1,867	73,205
Genesee & Wyoming, Inc., Class A (I)	25,234	2,269,041
Hankyu Hanshin Holdings, Inc.	290,095	1,556,097
Heartland Express, Inc.	12,700	343,027
J.B. Hunt Transport Services, Inc.	45,626	3,843,991
Kansas City Southern	38,827	4,738,059
Keikyu Corp.	118,559	877,192
Keio Corp.	147,077	1,058,010
Keisei Electric Railway Company, Ltd.	69,989	851,029
Kintetsu Corp.	459,745	1,511,598
Knight Transportation, Inc.	13,782	463,902
Landstar System, Inc.	22,055	1,599,649
Marten Transport, Ltd.	5,639	123,269
MTR Corp., Ltd.	368,315	1,506,874
Nagoya Railroad Company, Ltd.	215,000	800,493
Nippon Express Company, Ltd.	215,469	1,091,949
Norfolk Southern Corp.	109,285	11,978,729
Odakyu Electric Railway Company, Ltd.	158,759	1,406,307
Old Dominion Freight Line, Inc. (I)	33,557	2,605,365
Quality Distribution, Inc. (I)	7,384	78,566
Roadrunner Transportation Systems, Inc. (I)	6,579	153,620
Ryder Systems, Inc.	18,958	1,760,250
Saia, Inc. (I)	5,793	320,700
Swift Transportation Company (I)	19,711	564,326
Tobu Railway Company, Ltd.	258,365	1,104,804
Tokyu Corp.	288,417	1,787,168
Union Pacific Corp.	313,946	37,400,387
USA Truck, Inc. (I)	1,820	51,688
Werner Enterprises, Inc.	32,270	1,005,211
West Japan Railway Company	41,775	1,975,048
YRC Worldwide, Inc. (I) (L)	7,404	166,516
		117,020,023
Trading companies and distributors - 0.5%
Aceto Corp.	6,740	146,258
Aircastle, Ltd.	14,823	316,768
Applied Industrial Technologies, Inc.	9,515	433,789

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
Ashtead Group PLC	126,392	$2,244,711
Beacon Roofing Supply, Inc. (I)	11,507	319,895
Brenntag AG	39,243	2,194,079
Bunzl PLC	84,840	2,319,288
CAI International, Inc. (I)	4,148	96,234
DXP Enterprises, Inc. (I)	3,069	155,077
Fastenal Company (L)	96,045	4,567,900
GATX Corp.	21,790	1,253,797
H&E Equipment Services, Inc.	7,330	205,900
Houston Wire & Cable Company	5,384	64,339
ITOCHU Corp.	378,966	4,045,497
Kaman Corp.	6,299	252,527
Marubeni Corp.	419,288	2,508,757
Mitsubishi Corp.	348,006	6,368,550
Mitsui & Company, Ltd.	430,380	5,764,136
MSC Industrial Direct Company, Inc., Class A	24,904	2,023,450
Noble Group, Ltd.	1,128,766	962,992
NOW, Inc. (I) (L)	52,786	1,358,184
Rexel SA	70,388	1,261,079
Rush Enterprises, Inc., Class A (I)	7,957	255,022
Sojitz Corp.	1,051	1,468
Stock Building Supply Holdings, Inc. (I)	3,623	55,504
Sumitomo Corp.	285,866	2,936,038
TAL International Group, Inc. (L) (I)	7,854	342,199
Textainer Group Holdings, Ltd.	4,850	166,452
Titan Machinery, Inc. (I) (L)	4,404	61,392
Toyota Tsusho Corp.	53,859	1,251,140
Travis Perkins PLC	62,739	1,805,882
United Rentals, Inc. (I)	35,236	3,594,424
W.W. Grainger, Inc.	21,459	5,469,685
Watsco, Inc.	19,311	2,066,277
Wolseley PLC	67,607	3,865,214
		60,733,904
Transportation infrastructure - 0.1%
Abertis Infraestructuras SA	102,808	2,038,661
Aeroports de Paris	7,536	911,289
Atlantia SpA	104,966	2,439,615
Auckland International Airport, Ltd.	243,607	801,558
Fraport AG Frankfurt Airport
Services Worldwide	9,401	542,455
Groupe Eurotunnel SA	118,737	1,532,915
Hopewell Highway Infrastructure, Ltd.	30	15
Hutchison Port Holdings Trust	1,438,336	988,509
Kamigumi Company, Ltd.	60,412	538,139
Mitsubishi Logistics Corp.	31,472	457,724
Sydney Airport	276,102	1,057,055
Transurban Group	458,052	3,192,036
Wesco Aircraft Holdings, Inc. (I)	12,020	168,040
		14,668,011
		1,241,400,886
Information technology - 14.6%
Communications equipment - 1.3%
ADTRAN, Inc.	13,132	286,278
Alcatel-Lucent (I)	715,009	2,557,744
Alliance Fiber Optic Products, Inc.	3,186	46,229
Applied Optoelectronics, Inc. (I)	3,504	39,315
ARRIS Group, Inc. (I)	64,948	1,960,780
Aruba Networks, Inc. (I)	24,786	450,609
Bel Fuse, Inc., Class B	2,528	69,116
Black Box Corp.	3,761	89,888
CalAmp Corp. (I)	8,437	154,397

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
Calix, Inc. (I)	10,014	$100,340
Ciena Corp. (I)	77,004	1,494,648
Cisco Systems, Inc.	1,805,155	50,210,386
Comtech Telecommunications Corp.	3,661	115,395
Digi International, Inc. (I)	6,283	58,369
Emulex Corp. (I)	16,927	95,976
Extreme Networks, Inc. (I)	23,779	83,940
F5 Networks, Inc. (I)	25,959	3,386,741
Finisar Corp. (I)	23,990	465,646
Harmonic, Inc. (I)	20,901	146,516
Harris Corp.	37,327	2,680,825
Infinera Corp. (I)	28,457	418,887
InterDigital, Inc.	26,932	1,424,703
Ixia (I)	13,797	155,216
JDS Uniphase Corp. (I)	114,296	1,568,141
Juniper Networks, Inc.	135,892	3,033,109
KVH Industries, Inc. (I)	4,445	56,229
Motorola Solutions, Inc.	74,824	5,019,194
NETGEAR, Inc. (I)	8,016	285,209
Nokia OYJ	946,502	7,485,699
Numerex Corp., Class A (I)	3,589	39,694
Oclaro, Inc. (I)	24,180	43,040
ParkerVision, Inc. (I) (L)	27,281	24,823
Plantronics, Inc.	30,905	1,638,583
Polycom, Inc. (I)	99,272	1,340,172
Procera Networks, Inc. (I)	5,968	42,910
QUALCOMM, Inc.	586,928	43,626,358
Riverbed Technology, Inc. (I)	76,468	1,560,712
Ruckus Wireless, Inc. (I)	15,331	184,279
ShoreTel, Inc. (I)	15,171	111,507
Sonus Networks, Inc. (I)	57,491	228,239
Telefonaktiebolaget LM Ericsson, B Shares	769,171	9,313,204
Tessco Technologies, Inc.	1,487	43,123
Ubiquiti Networks, Inc. (L)	6,955	206,146
ViaSat, Inc. (I)	9,561	602,630
		142,944,945
Electronic equipment, instruments and components - 1.0%
Agilysys, Inc. (I)	3,987	50,196
Amphenol Corp., Class A	109,301	5,881,487
Anixter International, Inc. (I)	6,223	550,487
Arrow Electronics, Inc. (I)	47,772	2,765,521
Avnet, Inc.	67,560	2,906,431
Badger Meter, Inc.	3,360	199,416
Belden, Inc.	31,158	2,455,562
Benchmark Electronics, Inc. (I)	12,149	309,071
Checkpoint Systems, Inc. (I)	9,702	133,208
Citizen Holdings Company, Ltd.	63,941	491,988
Cognex Corp. (I)	62,971	2,602,591
Coherent, Inc. (I)	5,782	351,083
Control4 Corp. (I)	2,980	45,803
Corning, Inc.	452,469	10,375,114
CTS Corp.	7,953	141,802
CUI Global, Inc. (I)	5,438	40,513
Daktronics, Inc.	9,037	113,053
DTS, Inc. (I)	4,006	123,185
Electro Rent Corp.	3,969	55,725
Electro Scientific Industries, Inc.	6,427	49,874
Fabrinet (I)	8,212	145,681
FARO Technologies, Inc. (I)	4,009	251,284
FEI Company	30,245	2,732,636
FLIR Systems, Inc.	49,694	1,605,613
GSI Group, Inc. (I)	7,286	107,250
Hamamatsu Photonics KK	18,015	857,568

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Hexagon AB, B Shares	64,744	$1,997,321
Hirose Electric Company, Ltd.	7,570	878,294
Hitachi High-Technologies Corp.	16,184	464,913
Hitachi, Ltd.	1,220,972	9,011,704
Hoya Corp.	107,060	3,621,285
Ibiden Company, Ltd.	31,286	461,973
II-VI, Inc. (I)	12,234	166,994
Ingram Micro, Inc., Class A (I)	76,874	2,124,797
Insight Enterprises, Inc. (I)	9,458	244,868
InvenSense, Inc. (I) (L)	16,589	269,737
IPG Photonics Corp. (I) (L)	17,493	1,310,576
Itron, Inc. (I)	28,377	1,200,063
Jabil Circuit, Inc.	95,334	2,081,141
Japan Display, Inc. (I)	90,200	275,290
KEMET Corp. (I)	11,954	50,207
Keyence Corp.	11,547	5,145,282
Keysight Technologies, Inc. (I)	82,573	2,788,490
Kimball Electronics, Inc. (I)	6,194	74,452
Knowles Corp. (I) (L)	41,923	987,287
Kyocera Corp.	81,463	3,727,713
Littelfuse, Inc.	5,190	501,717
Maxwell Technologies, Inc. (I)	7,106	64,807
Mercury Systems, Inc. (I)	7,948	110,636
Mesa Laboratories, Inc.	728	56,282
Methode Electronics, Inc.	8,732	318,805
MTS Systems Corp.	3,483	261,329
Murata Manufacturing Company, Ltd.	51,113	5,577,497
National Instruments Corp.	49,695	1,545,018
Newport Corp. (I)	9,347	178,621
Nippon Electric Glass Company, Ltd.	104,121	468,521
Omron Corp.	51,918	2,322,575
OSI Systems, Inc. (I)	4,625	327,311
Park Electrochemical Corp.	4,997	124,575
PC Connection, Inc.	2,355	57,815
Plexus Corp. (I)	7,867	324,199
RealD, Inc. (I)	9,643	113,787
Rofin-Sinar Technologies, Inc. (I)	6,542	188,213
Rogers Corp. (I)	4,185	340,826
Sanmina Corp. (I)	18,973	446,435
ScanSource, Inc. (I)	6,509	261,401
Shimadzu Corp.	61,492	625,495
Speed Commerce, Inc. (I)	13,910	42,982
SYNNEX Corp.	6,516	509,291
TDK Corp.	31,221	1,838,773
TE Connectivity, Ltd.	143,541	9,078,968
Tech Data Corp. (I)	18,861	1,192,581
Trimble Navigation, Ltd. (I)	127,684	3,388,733
TTM Technologies, Inc. (I)	13,027	98,093
Universal Display Corp. (I) (L)	9,498	263,570
Vishay Intertechnology, Inc.	66,875	946,281
Vishay Precision Group, Inc. (I)	3,367	57,778
Yaskawa Electric Corp.	57,510	734,582
Yokogawa Electric Corp.	55,292	606,722
Zebra Technologies Corp., Class A (I)	25,104	1,943,301
		107,142,049
Internet software and services - 2.1%
Actua Corp. (I)	9,801	181,024
Akamai Technologies, Inc. (I)	62,585	3,940,352
Amber Road, Inc. (I)	2,487	25,417
Angie’s List, Inc. (I) (L)	10,472	65,241
AOL, Inc. (I)	38,396	1,772,743
Bankrate, Inc. (I)	15,768	195,996

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Bazaarvoice, Inc. (I) (L)	12,632	$101,561
Blucora, Inc. (I)	10,008	138,611
Brightcove, Inc. (I)	8,159	63,477
Carbonite, Inc. (I)	4,624	65,984
ChannelAdvisor Corp. (I)	4,970	107,253
Cimpress NV (I)	7,707	576,792
comScore, Inc. (I)	8,091	375,665
Constant Contact, Inc. (I)	7,327	268,901
Cornerstone OnDemand, Inc. (I)	12,444	438,029
Cvent, Inc. (I)	4,313	120,074
Dealertrack Technologies, Inc. (I)	12,458	552,014
Demandware, Inc. (I)	7,015	403,643
Dice Holdings, Inc. (I)	9,170	91,792
Digital River, Inc. (I)	7,692	190,223
E2open, Inc. (I) (L)	5,693	54,710
EarthLink Holdings Corp.	24,930	109,443
eBay, Inc. (I)	399,162	22,400,971
Endurance International
Group Holdings, Inc. (I)	7,179	132,309
Envestnet, Inc. (I)	7,961	391,204
Equinix, Inc.	27,016	6,125,338
Facebook, Inc., Class A (I)	738,168	57,591,867
Gogo, Inc. (I) (L)	13,299	219,832
Google, Inc., Class A (I)	100,629	53,399,785
Google, Inc., Class C (I)	100,540	52,924,256
GrubHub, Inc. (I)	2,178	79,105
GTT Communications, Inc. (I)	4,103	54,283
Internap Network Services Corp. (I)	13,638	108,558
IntraLinks Holdings, Inc. (I)	9,199	109,468
j2 Global, Inc.	11,039	684,418
Kakaku.com, Inc.	37,400	535,070
Limelight Networks, Inc. (I)	15,488	42,902
Liquidity Services, Inc. (I)	6,259	51,136
LivePerson, Inc. (I)	12,840	181,044
LogMeIn, Inc. (I)	5,652	278,870
Marchex, Inc., Class B	8,172	37,509
Marin Software, Inc. (I)	6,878	58,188
Marketo, Inc. (I)	6,049	197,923
Millennial Media, Inc. (I) (L)	20,107	32,171
Mixi, Inc. (L)	9,300	342,892
Monster Worldwide, Inc. (I)	22,194	102,536
NIC, Inc.	15,427	277,532
OPOWER, Inc. (I) (L)	2,031	28,901
Perficient, Inc. (I)	8,246	153,623
Q2 Holdings, Inc. (I)	2,686	50,604
QuinStreet, Inc. (I)	8,375	50,836
Rackspace Hosting, Inc. (I)	58,738	2,749,526
RealNetworks, Inc. (I)	6,680	47,027
Reis, Inc.	2,198	57,522
Rocket Fuel, Inc. (I) (L)	4,414	71,154
SciQuest, Inc. (I)	6,966	100,659
Shutterstock, Inc. (I)	3,557	245,789
SPS Commerce, Inc. (I)	3,814	215,987
Stamps.com, Inc. (I)	3,367	161,582
TechTarget, Inc. (I)	4,345	49,403
Textura Corp. (I) (L)	4,435	126,264
Tremor Video, Inc. (I) (L)	10,261	29,449
TrueCar, Inc. (I) (L)	1,986	45,479
Trulia, Inc. (I) (L)	8,624	396,963
United Internet AG	31,267	1,408,419
Unwired Planet, Inc. (I)	27,159	27,159
VeriSign, Inc. (I) (L)	38,524	2,195,868
Web.com Group, Inc. (I)	12,186	231,412

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
WebMD Health Corp. (I) (L)	9,081	$359,154
Wix.com, Ltd. (I)	3,266	68,586
XO Group, Inc. (I)	6,610	120,368
Xoom Corp. (I)	7,327	128,296
Yahoo Japan Corp.	361,854	1,296,857
Yahoo!, Inc. (I)	311,072	15,712,247
Zix Corp. (I)	16,732	60,235
		232,387,481
IT services - 2.3%
Accenture PLC, Class A	221,515	19,783,505
Acxiom Corp. (I)	55,903	1,133,154
Alliance Data Systems Corp. (I)	22,574	6,457,293
Amadeus IT Holding SA, A Shares	107,090	4,265,109
AtoS	20,575	1,634,796
Automatic Data Processing, Inc.	170,189	14,188,657
Blackhawk Network Holdings, Inc. (I) (L)	12,214	473,903
Broadridge Financial Solutions, Inc.	59,166	2,732,286
CACI International, Inc., Class A (I)	5,353	461,322
Cap Gemini SA	35,988	2,573,758
Cardtronics, Inc. (I)	10,340	398,917
Cass Information Systems, Inc.	2,790	148,568
Ciber, Inc. (I)	19,100	67,805
Cognizant Technology
Solutions Corp., Class A (I)	214,970	11,320,320
Computer Sciences Corp.	49,594	3,126,902
Computer Task Group, Inc.	4,159	39,635
Computershare, Ltd.	120,141	1,149,227
Convergys Corp.	72,693	1,480,756
CoreLogic, Inc. (I)	44,239	1,397,510
CSG Systems International, Inc.	7,814	195,897
Datalink Corp. (I)	5,110	65,919
DST Systems, Inc.	14,447	1,360,185
EPAM Systems, Inc. (I)	8,273	395,036
Euronet Worldwide, Inc. (I)	11,786	647,051
EVERTEC, Inc.	15,136	334,960
ExlService Holdings, Inc. (I)	7,572	217,392
Fidelity National Information Services, Inc.	100,189	6,231,756
Fiserv, Inc. (I)	86,173	6,115,698
Forrester Research, Inc.	2,741	107,886
Fujitsu, Ltd.	473,232	2,523,115
Gartner, Inc. (I)	43,396	3,654,377
Global Cash Access Holdings, Inc. (I)	15,678	112,098
Global Payments, Inc.	33,343	2,691,780
Heartland Payment Systems, Inc.	8,266	445,951
Higher One Holdings, Inc. (I)	8,182	34,446
iGATE Corp. (I)	8,604	339,686
International Business Machines Corp.	324,922	52,130,486
Itochu Techno-Solutions Corp.	6,116	215,799
Jack Henry & Associates, Inc.	40,316	2,505,236
Leidos Holdings, Inc.	30,671	1,334,802
Lionbridge Technologies, Inc. (I)	16,280	93,610
Luxoft Holding, Inc. (I)	1,925	74,132
ManTech International Corp., Class A	5,459	165,026
MasterCard, Inc., Class A	345,956	29,807,569
MAXIMUS, Inc.	15,586	854,736
MoneyGram International, Inc. (I)	7,295	66,312
NeuStar, Inc., Class A (I) (L)	40,038	1,113,056
Nomura Research Institute, Ltd.	28,610	875,041
NTT Data Corp.	32,062	1,194,464
Otsuka Corp.	12,300	390,014
Paychex, Inc.	115,300	5,323,401
PRGX Global, Inc. (I)	8,360	47,819
Sapient Corp. (I)	26,543	660,390

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Science Applications International Corp.	29,007	$1,436,717
ServiceSource International, Inc. (I) (L)	16,506	77,248
Sykes Enterprises, Inc. (I)	9,138	214,469
Syntel, Inc. (I)	7,101	319,403
TeleTech Holdings, Inc. (I)	4,217	99,859
Teradata Corp. (I)	53,293	2,327,838
The Hackett Group, Inc.	6,616	58,155
The Western Union Company	184,545	3,305,201
Total System Services, Inc.	58,782	1,996,237
Unisys Corp. (I)	11,867	349,839
VeriFone Systems, Inc. (I)	55,735	2,073,342
Virtusa Corp. (I)	6,017	250,728
Visa, Inc., Class A	172,441	45,214,030
WEX, Inc. (I)	28,031	2,772,827
Xerox Corp.	378,725	5,249,129
		260,903,571
Semiconductors and semiconductor equipment - 2.0%
Advanced Energy Industries, Inc. (I)	9,516	225,529
Advanced Micro Devices, Inc. (I) (L)	311,014	830,407
Advantest Corp.	38,681	479,426
Alpha & Omega Semiconductor, Ltd. (I)	5,349	47,339
Altera Corp.	107,582	3,974,079
Ambarella, Inc. (I) (L)	6,631	336,324
Amkor Technology, Inc. (I)	19,784	140,466
Analog Devices, Inc.	109,843	6,098,483
Applied Materials, Inc.	430,041	10,716,622
Applied Micro Circuits Corp. (I)	18,371	119,779
ARM Holdings PLC	354,391	5,444,290
ASM Pacific Technology, Ltd.	61,368	584,312
ASML Holding NV	90,362	9,763,386
Atmel Corp. (I)	205,743	1,727,212
Avago Technologies, Ltd.	89,185	8,971,119
Axcelis Technologies, Inc. (I)	26,677	68,293
Broadcom Corp., Class A	190,176	8,240,326
Brooks Automation, Inc.	15,484	197,421
Cabot Microelectronics Corp. (I)	5,467	258,698
Cascade Microtech, Inc. (I)	3,312	48,388
Cavium, Inc. (I)	12,208	754,699
CEVA, Inc. (I)	5,206	94,437
Cirrus Logic, Inc. (I)	14,261	336,132
Cohu, Inc.	6,224	74,066
Cree, Inc. (I) (L)	58,882	1,897,178
Cypress Semiconductor Corp. (I) (L)	109,453	1,562,989
Diodes, Inc. (I)	8,283	228,362
DSP Group, Inc. (I)	5,561	60,448
Entegris, Inc. (I)	32,142	424,596
Entropic Communications, Inc. (I)	21,277	53,831
Exar Corp. (I)	9,573	97,645
Fairchild Semiconductor International, Inc. (I)	87,250	1,472,780
First Solar, Inc. (I)	26,924	1,200,676
FormFactor, Inc. (I)	12,905	110,983
Infineon Technologies AG	286,297	3,029,553
Inphi Corp. (I)	7,235	133,703
Integrated Device Technology, Inc. (I)	104,047	2,039,321
Integrated Silicon Solution, Inc.	7,128	118,111
Intel Corp.	1,706,801	61,939,808
International Rectifier Corp. (I)	51,665	2,061,434
Intersil Corp., Class A	93,564	1,353,871
IXYS Corp.	6,019	75,839
KLA-Tencor Corp.	58,041	4,081,443
Kopin Corp. (I)	16,844	60,975
Lam Research Corp.	56,107	4,451,529
Lattice Semiconductor Corp. (I)	27,164	187,160

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Linear Technology Corp.	83,787	$3,820,687
M/A-COM Technology
Solutions Holdings, Inc. (I)	2,799	87,553
MaxLinear, Inc., Class A (I)	7,122	52,774
Micrel, Inc.	10,224	148,350
Microchip Technology, Inc.	71,098	3,207,231
Micron Technology, Inc. (I)	378,923	13,266,094
Microsemi Corp. (I)	21,806	618,854
MKS Instruments, Inc.	12,351	452,047
Monolithic Power Systems, Inc.	8,909	443,134
Nanometrics, Inc. (I)	5,838	98,195
NVE Corp. (I)	1,333	94,363
NVIDIA Corp.	183,748	3,684,147
OmniVision Technologies, Inc. (I)	12,876	334,776
PDF Solutions, Inc. (I)	7,316	108,716
Pericom Semiconductor Corp. (I)	5,757	77,950
Photronics, Inc. (I)	14,525	120,703
PMC-Sierra, Inc. (I)	39,909	365,566
Power Integrations, Inc.	7,016	363,008
QuickLogic Corp. (I) (L)	14,241	44,717
Rambus, Inc. (I)	26,447	293,297
REC Silicon ASA (I) (L)	50	12
RF Micro Devices, Inc. (I)	209,448	3,474,742
Rohm Company, Ltd.	24,442	1,472,710
Rubicon Technology, Inc. (I)	6,535	29,865
Rudolph Technologies, Inc. (I)	8,330	85,216
Semtech Corp. (I)	48,469	1,336,290
Silicon Image, Inc. (I)	18,822	103,897
Silicon Laboratories, Inc. (I)	29,393	1,399,695
Skyworks Solutions, Inc.	93,986	6,833,722
Spansion, Inc., Class A (I)	13,933	476,787
STMicroelectronics NV	161,699	1,206,523
SunEdison, Inc. (I)	124,225	2,423,630
Synaptics, Inc. (I)	8,316	572,473
Teradyne, Inc.	106,722	2,112,028
Tessera Technologies, Inc.	12,306	440,063
Texas Instruments, Inc.	372,869	19,935,441
Tokyo Electron, Ltd.	43,560	3,303,164
TriQuint Semiconductor, Inc. (I)	39,575	1,090,291
Ultra Clean Holdings, Inc. (I)	7,054	65,461
Ultratech, Inc. (I)	6,604	122,570
Veeco Instruments, Inc. (I)	9,275	323,512
Vitesse Semiconductor Corp. (I)	13,394	50,629
Xcerra Corp. (I)	12,651	115,883
Xilinx, Inc.	93,345	4,040,905
		224,871,139
Software - 2.9%
ACI Worldwide, Inc. (I)	83,283	1,679,818
Actuate Corp. (I)	11,944	78,830
Adobe Systems, Inc. (I)	167,339	12,165,545
Advent Software, Inc.	34,029	1,042,649
American Software, Inc., Class A	7,389	67,314
ANSYS, Inc. (I)	45,311	3,715,502
Aspen Technology, Inc. (I)	21,396	749,288
Autodesk, Inc. (I)	79,986	4,803,959
AVG Technologies NV (I)	8,133	160,545
Barracuda Networks, Inc. (I)	1,860	66,662
Blackbaud, Inc.	10,776	466,170
Bottomline Technologies, Inc. (I)	9,355	236,494
BroadSoft, Inc. (I)	6,755	196,030
CA, Inc.	112,343	3,420,844
Cadence Design Systems, Inc. (I)	144,313	2,737,618
Callidus Software, Inc. (I)	11,460	187,142

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
CDK Global, Inc.	79,189	$3,227,744
Citrix Systems, Inc. (I)	56,881	3,629,008
COLOPL, Inc.	12,300	276,409
CommVault Systems, Inc. (I)	32,188	1,663,798
Comverse, Inc. (I)	5,590	104,980
Dassault Systemes SA	32,101	1,957,530
Digimarc Corp.	1,705	46,291
Ebix, Inc. (L)	7,058	119,915
Electronic Arts, Inc. (I)	109,821	5,163,234
Ellie Mae, Inc. (I) (L)	6,508	262,403
EnerNOC, Inc. (I)	6,401	98,895
Epiq Systems, Inc.	7,439	127,058
ePlus, Inc. (I)	1,229	93,023
FactSet Research Systems, Inc. (L)	19,140	2,693,955
Fair Isaac Corp.	23,231	1,679,601
FleetMatics Group PLC (I) (L)	8,675	307,876
Fortinet, Inc. (I)	68,272	2,093,220
Gemalto NV (L)	20,122	1,642,206
Gigamon, Inc. (I) (L)	5,671	100,547
Glu Mobile, Inc. (I) (L)	21,408	83,491
Guidance Software, Inc. (I)	4,813	34,894
Guidewire Software, Inc. (I)	15,788	799,346
Gungho Online Entertainment, Inc. (L)	99,833	361,455
Imperva, Inc. (I)	5,174	255,751
Infoblox, Inc. (I)	12,652	255,697
Informatica Corp. (I)	53,576	2,043,121
Interactive Intelligence Group, Inc. (I)	4,012	192,175
Intuit, Inc.	100,635	9,277,541
Jive Software, Inc. (I)	10,513	63,393
Kofax Ltd. (I)	17,697	124,410
Konami Corp.	26,109	478,666
Manhattan Associates, Inc. (I)	17,555	714,840
Mavenir Systems, Inc. (I)	3,186	43,202
Mentor Graphics Corp.	70,501	1,545,382
Microsoft Corp.	2,909,998	135,169,407
MicroStrategy, Inc., Class A (I)	2,114	343,314
Model N, Inc. (I)	4,905	52,091
Monotype Imaging Holdings, Inc.	9,244	266,505
NetScout Systems, Inc. (I)	8,528	311,613
Nexon Company, Ltd.	30,953	288,547
NICE-Systems, Ltd.	13,970	706,510
Nintendo Company, Ltd.	26,739	2,790,417
Oracle Corp.	1,142,034	51,357,269
Oracle Corp. Japan	9,306	379,184
Paycom Software, Inc. (I)	1,607	42,312
Pegasystems, Inc.	8,422	174,925
Progress Software Corp. (I)	12,052	325,645
Proofpoint, Inc. (I)	8,632	416,321
PROS Holdings, Inc. (I)	5,653	155,344
PTC, Inc. (I)	57,187	2,095,904
Qlik Technologies, Inc. (I)	20,866	644,551
Qualys, Inc. (I)	4,707	177,689
Rally Software Development Corp. (I)	5,868	66,719
RealPage, Inc. (I)	12,160	267,034
Red Hat, Inc. (I)	66,401	4,590,965
Rosetta Stone, Inc. (I)	5,553	54,197
Rovi Corp. (I)	46,704	1,055,043
salesforce.com, Inc. (I)	207,200	12,289,032
SAP SE	232,987	16,269,101
Sapiens International Corp. NV (I) (L)	6,789	50,035
Seachange International, Inc. (I)	8,422	53,732
Silver Spring Networks, Inc. (I) (L)	8,249	69,539
SolarWinds, Inc. (I)	32,442	1,616,585

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Solera Holdings, Inc.	33,637	$1,721,542
SS&C Technologies Holdings, Inc.	15,776	922,738
Symantec Corp.	243,696	6,252,021
Synchronoss Technologies, Inc. (I)	8,224	344,257
Synopsys, Inc. (I)	76,824	3,339,539
Take-Two Interactive Software, Inc. (I)	19,410	544,062
Tangoe, Inc. (I)	9,341	121,713
TeleCommunication Systems, Inc., Class A (I)	14,313	44,657
Telenav, Inc. (I)	7,449	49,685
The Sage Group PLC	271,582	1,961,524
The Ultimate Software Group, Inc. (I)	20,570	3,019,985
TiVo, Inc. (I)	24,124	285,628
Trend Micro, Inc.	26,664	736,813
Tyler Technologies, Inc. (I)	23,943	2,620,322
Varonis Systems, Inc. (I) (L)	1,314	43,139
VASCO Data
Security International, Inc. (I) (L)	6,838	192,900
Verint Systems, Inc. (I)	13,847	807,003
VirnetX Holding Corp. (I) (L)	10,245	56,245
Zendesk, Inc. (I) (L)	2,624	63,947
		328,542,717
Technology hardware, storage and peripherals - 3.0%
3D Systems Corp. (I) (L)	51,537	1,694,021
Apple, Inc.	2,070,434	228,534,505
Brother Industries, Ltd.	59,836	1,084,667
Canon, Inc.	286,163	9,095,332
Cray, Inc. (I)	9,462	326,250
Diebold, Inc.	31,861	1,103,665
Dot Hill Systems Corp. (I)	15,155	66,985
Eastman Kodak Company (I) (L)	4,112	89,272
Electronics For Imaging, Inc. (I)	10,791	462,179
EMC Corp.	718,470	21,367,298
FUJIFILM Holdings Corp.	117,594	3,588,209
Hewlett-Packard Company	658,791	26,437,283
Immersion Corp. (I)	6,759	64,008
Intevac, Inc. (I)	6,306	48,998
Konica Minolta, Inc.	114,786	1,250,710
Lexmark International, Inc., Class A	30,464	1,257,249
NCR Corp. (I)	83,017	2,419,115
NEC Corp.	661,846	1,923,324
NetApp, Inc.	110,036	4,560,992
Nimble Storage, Inc. (I) (L)	2,188	60,170
QLogic Corp. (I)	20,014	266,586
Quantum Corp. (I) (L)	52,835	92,990
Ricoh Company, Ltd.	179,716	1,816,759
SanDisk Corp.	77,904	7,633,034
Seagate Technology PLC	115,501	7,680,817
Seiko Epson Corp.	32,955	1,378,975
Silicon Graphics International Corp. (I)	8,476	96,457
Super Micro Computer, Inc. (I)	7,948	277,226
Violin Memory, Inc. (I) (L)	18,881	90,440
Western Digital Corp.	77,067	8,531,317
		333,298,833
		1,630,090,735
Materials - 4.6%
Chemicals - 2.6%
A. Schulman, Inc.	6,751	273,618
Advanced Emissions Solutions, Inc. (I)	5,261	119,898
Air Liquide SA	87,078	10,775,003
Air Products & Chemicals, Inc.	67,922	9,796,390
Air Water, Inc.	38,407	608,344

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Airgas, Inc.	23,935	$2,756,833
Akzo Nobel NV	61,413	4,249,166
Albemarle Corp. (L)	38,574	2,319,455
American Vanguard Corp. (L)	7,174	83,362
Arkema SA	13,806	913,085
Asahi Kasei Corp.	320,757	2,926,081
Ashland, Inc.	31,460	3,767,650
Axiall Corp.	16,161	686,358
Balchem Corp.	7,048	469,679
BASF SE	232,299	19,485,452
Cabot Corp.	31,575	1,384,880
Calgon Carbon Corp. (I)	12,204	253,599
CF Industries Holdings, Inc.	17,487	4,765,907
Chase Corp.	1,787	64,314
Chemtura Corp. (I)	19,752	488,467
Croda International PLC	34,483	1,423,266
Cytec Industries, Inc.	35,531	1,640,466
Daicel Corp.	68,985	805,778
E.I. du Pont de Nemours & Company	319,829	23,648,156
Eastman Chemical Company	52,386	3,974,002
Ecolab, Inc.	95,366	9,967,654
EMS-Chemie Holding AG	2,085	844,056
Ferro Corp. (I)	16,631	215,538
Flotek Industries, Inc. (I)	12,600	235,998
FMC Corp.	47,534	2,710,864
Fuchs Petrolub AG	17,064	679,642
FutureFuel Corp.	5,226	68,043
Givaudan SA (I)	2,319	4,159,954
Hawkins, Inc.	2,612	113,178
HB Fuller Company	11,547	514,188
Hitachi Chemical Company, Ltd.	24,870	439,373
Incitec Pivot, Ltd.	417,831	1,080,811
Innophos Holdings, Inc.	5,014	293,068
Innospec, Inc.	5,662	241,767
International Flavors & Fragrances, Inc.	28,633	2,902,241
Intrepid Potash, Inc. (I) (L)	13,087	181,648
Israel Chemicals, Ltd.	112,767	811,379
Johnson Matthey PLC	52,066	2,739,234
JSR Corp.	45,190	775,654
K&S AG	43,761	1,207,591
Kaneka Corp.	69,100	370,253
Kansai Paint Company, Ltd.	58,854	911,764
KMG Chemicals, Inc.	2,594	51,880
Koninklijke DSM NV	43,784	2,670,517
Koppers Holdings, Inc.	4,855	126,133
Kraton Performance Polymers, Inc. (I)	7,655	159,147
Kronos Worldwide, Inc.	5,072	66,037
Kuraray Company, Ltd.	87,373	992,714
Landec Corp. (I)	6,645	91,767
Lanxess AG	23,241	1,076,343
Linde AG	46,923	8,643,326
LSB Industries, Inc. (I)	4,573	143,775
LyondellBasell Industries NV, Class A	146,683	11,645,163
Minerals Technologies, Inc.	24,938	1,731,944
Mitsubishi Chemical Holdings Corp.	344,033	1,668,729
Mitsubishi Gas & Chemicals Company, Inc.	98,740	495,566
Mitsui Chemicals, Inc.	210,590	596,470
Monsanto Company	170,906	20,418,140
NewMarket Corp.	5,251	2,118,936
Nippon Paint Company, Ltd.	44,000	1,275,032
Nitto Denko Corp.	39,687	2,217,531
Novozymes A/S, B Shares	60,828	2,560,467
Olin Corp.	56,574	1,288,190

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
OM Group, Inc.	7,465	$222,457
OMNOVA Solutions, Inc. (I)	11,313	92,088
Orica, Ltd.	94,268	1,444,524
PolyOne Corp.	66,488	2,520,560
PPG Industries, Inc.	48,468	11,203,378
Praxair, Inc.	102,895	13,331,076
Quaker Chemical Corp.	3,029	278,789
Rentech, Inc. (I)	58,054	73,148
RPM International, Inc.	65,801	3,336,769
Senomyx, Inc. (I) (L)	10,069	60,515
Sensient Technologies Corp.	35,123	2,119,322
Shin-Etsu Chemical Company, Ltd.	103,546	6,740,816
Sigma-Aldrich Corp.	41,986	5,763,418
Sika AG	546	1,610,667
Solvay SA	15,064	2,038,386
Stepan Company	4,527	181,442
Sumitomo Chemical Company, Ltd.	377,844	1,487,468
Symrise AG	30,863	1,859,344
Syngenta AG	23,449	7,542,549
Taiyo Nippon Sanso Corp. (L)	36,657	403,542
Teijin, Ltd.	241,243	641,200
The Dow Chemical Company	391,071	17,836,748
The Israel Corp., Ltd. (I)	710	336,045
The Mosaic Company	111,382	5,084,588
The Scotts Miracle-Gro Company, Class A	21,890	1,364,185
The Sherwin-Williams Company	28,834	7,584,495
The Valspar Corp.	37,580	3,249,918
Toray Industries, Inc.	372,672	2,977,641
Trecora Resources (I)	5,075	74,603
Tredegar Corp.	5,878	132,196
Trinseo SA (I)	2,749	47,970
Tronox, Ltd., Class A	14,195	338,977
Umicore SA	27,416	1,103,228
Yara International ASA	45,195	2,012,642
Zep, Inc.	5,811	88,037
		294,363,645
Construction materials - 0.2%
Boral, Ltd.	198,860	853,377
Cimpor-Cimentos de Portugal SA	9	13
CRH PLC	185,852	4,468,392
Eagle Materials, Inc.	24,778	1,883,871
Fletcher Building, Ltd.	174,495	1,124,233
Headwaters, Inc. (I)	17,196	257,768
HeidelbergCement AG	35,814	2,527,747
Holcim, Ltd. (I)	57,552	4,114,055
Imerys SA	8,702	640,214
James Hardie Industries, Ltd.	113,170	1,208,119
Lafarge SA	47,470	3,332,398
Martin Marietta Materials, Inc.	21,964	2,423,068
Taiheiyo Cement Corp.	298,701	937,138
U.S. Concrete, Inc. (I)	3,452	98,209
Vulcan Materials Company	46,681	3,068,342
		26,936,944
Containers and packaging - 0.3%
AEP Industries, Inc. (I)	1,114	64,779
Amcor, Ltd.	306,780	3,375,294
AptarGroup, Inc.	31,911	2,132,931
Avery Dennison Corp.	31,838	1,651,755
Ball Corp.	48,322	3,294,111
Bemis Company, Inc.	49,240	2,226,140
Berry Plastics Group, Inc. (I)	20,688	652,706
Graphic Packaging Holding Company (I)	75,205	1,024,292

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Containers and packaging (continued)
Greif, Inc., Class A	16,712	$789,308
MeadWestvaco Corp.	58,641	2,603,074
Myers Industries, Inc.	6,302	110,915
Owens-Illinois, Inc. (I)	57,323	1,547,148
Packaging Corp. of America	48,500	3,785,425
Rexam PLC	178,809	1,258,814
Rock-Tenn Company, Class A	69,041	4,210,120
Sealed Air Corp.	74,192	3,147,967
Silgan Holdings, Inc.	21,502	1,152,507
Sonoco Products Company	49,921	2,181,548
Toyo Seikan Kaisha, Ltd.	42,229	524,549
		35,733,383
Metals and mining - 1.3%
AK Steel Holding Corp. (I) (L)	41,420	246,035
Alcoa, Inc.	415,304	6,557,650
Allegheny Technologies, Inc.	39,128	1,360,481
Alumina, Ltd. (I)	641,832	927,254
AM Castle & Company (I) (L)	4,632	36,963
Ampco-Pittsburgh Corp.	2,203	42,408
Anglo American PLC	352,683	6,526,206
Antofagasta PLC	100,197	1,167,492
ArcelorMittal	254,040	2,783,236
BHP Billiton PLC	533,757	11,439,129
BHP Billiton, Ltd.	812,118	19,200,599
Boliden AB	69,441	1,110,001
Carpenter Technology Corp.	26,246	1,292,616
Century Aluminum Company (I)	11,907	290,531
Cliffs Natural Resources, Inc. (L)	75,520	539,213
Coeur Mining, Inc. (I) (L)	25,043	127,970
Commercial Metals Company	85,314	1,389,765
Compass Minerals International, Inc.	16,559	1,437,818
Fortescue Metals Group, Ltd. (L)	395,872	869,192
Freeport-McMoRan, Inc.	367,602	8,587,183
Fresnillo PLC	56,641	673,174
Glencore PLC (I)	2,683,563	12,386,866
Globe Specialty Metals, Inc.	15,135	260,776
Handy & Harman, Ltd. (I)	998	45,938
Haynes International, Inc.	2,966	143,851
Hecla Mining Company	93,651	261,286
Hitachi Metals, Ltd.	55,164	937,285
Horsehead Holding Corp. (I)	12,020	190,277
Iluka Resources, Ltd.	106,374	510,866
JFE Holdings, Inc.	124,933	2,786,116
Kaiser Aluminum Corp.	4,156	296,863
Kobe Steel, Ltd.	786,928	1,355,482
Maruichi Steel Tube, Ltd.	11,461	243,928
Materion Corp.	4,801	169,139
Mitsubishi Materials Corp.	283,691	941,123
Molycorp, Inc. (I) (L)	43,373	38,194
Newcrest Mining, Ltd. (I)	194,658	1,712,783
Newmont Mining Corp.	174,567	3,299,316
Nippon Steel & Sumitomo Metal Corp.	1,915,257	4,751,047
Noranda Aluminum Holding Corp.	11,538	40,614
Norsk Hydro ASA	341,805	1,925,399
Nucor Corp.	112,416	5,514,005
Olympic Steel, Inc.	2,539	45,143
Randgold Resources, Ltd.	22,317	1,515,102
Reliance Steel & Aluminum Company	38,491	2,358,344
Rio Tinto PLC	321,721	14,830,392
Rio Tinto, Ltd.	109,816	5,148,273
Royal Gold, Inc.	32,141	2,015,241
RTI International Metals, Inc. (I)	7,164	180,963
Schnitzer Steel Industries, Inc., Class A	6,212	140,143

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Steel Dynamics, Inc.	118,520	$2,339,585
Stillwater Mining Company (I)	27,884	411,010
Sumitomo Metal Mining Company, Ltd.	132,772	1,980,279
SunCoke Energy, Inc.	15,449	298,784
ThyssenKrupp AG (I)	115,083	2,931,606
TimkenSteel Corp.	18,870	698,756
United States Steel Corp. (L)	71,719	1,917,766
Universal Stainless & Alloy Products, Inc. (I)	1,902	47,835
Voestalpine AG	28,489	1,125,688
Walter Energy, Inc. (L)	15,488	21,373
Worthington Industries, Inc.	36,736	1,105,386
Yamato Kogyo Company, Ltd.	10,086	282,091
		143,809,830
Paper and forest products - 0.2%
Boise Cascade Company (I)	9,041	335,873
Clearwater Paper Corp. (I)	4,727	324,036
Deltic Timber Corp.	2,690	183,996
Domtar Corp.	31,782	1,278,272
International Paper Company	149,689	8,020,337
KapStone Paper and Packaging Corp.	19,529	572,395
Louisiana-Pacific Corp. (I) (L)	102,637	1,699,669
Neenah Paper, Inc.	3,864	232,883
Oji Holdings Corp.	202,338	723,943
PH Glatfelter Company	10,052	257,030
Resolute Forest Products, Inc. (I)	15,175	267,232
Schweitzer-Mauduit International, Inc.	7,077	299,357
Stora Enso OYJ, Series R	139,822	1,250,143
UPM-Kymmene OYJ	135,230	2,216,171
Wausau Paper Corp.	10,558	120,044
		17,781,381
		518,625,183
Telecommunication services - 2.8%
Diversified telecommunication services - 2.3%
8x8, Inc. (I)	21,095	193,230
AT&T, Inc.	1,830,889	61,499,562
Atlantic Tele-Network, Inc.	2,174	146,941
Belgacom SA	38,651	1,402,393
Bezeq The
Israeli Telecommunication Corp., Ltd.	484,693	859,756
BT Group PLC	2,057,995	12,800,853
CenturyLink, Inc.	201,314	7,968,008
Cincinnati Bell, Inc. (I)	49,184	156,897
Cogent Communications Group, Inc.	10,929	386,777
Consolidated
Communications Holdings, Inc. (L)	11,419	317,791
Deutsche Telekom AG	802,602	12,841,896
Elisa OYJ, Class A	36,164	987,097
FairPoint Communications, Inc. (I)	5,234	74,375
Frontier Communications Corp. (L)	358,137	2,388,774
General Communication, Inc., Class A (I)	8,768	120,560
Globalstar, Inc. (I) (L)	65,119	179,077
Hawaiian Telcom Holdco, Inc. (I)	2,670	73,612
HKT Trust and HKT, Ltd.	672,421	872,723
IDT Corp., Class B	4,036	81,971
Iliad SA	6,641	1,594,347
inContact, Inc. (I)	14,778	129,899
Inmarsat PLC	108,064	1,339,936
Inteliquent, Inc.	7,622	149,620
Intelsat SA (I)	6,499	112,823
Iridium Communications, Inc. (I) (L)	18,902	184,295
Koninklijke KPN NV	813,906	2,569,784

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Level 3 Communications, Inc. (I)	101,764	$5,025,106
Lumos Networks Corp.	4,520	76,026
magicJack VocalTec, Ltd. (I) (L)	4,554	36,978
Nippon Telegraph & Telephone Corp.	94,657	4,835,325
Orange SA	468,571	7,968,848
ORBCOMM, Inc. (I)	13,665	89,369
PCCW, Ltd.	1,026,317	701,446
Premiere Global Services, Inc. (I)	11,537	122,523
Singapore Telecommunications, Ltd.	2,017,854	5,921,367
Spark New Zealand, Ltd.	463,937	1,124,659
Swisscom AG	5,857	3,073,386
TDC A/S	206,276	1,573,247
Telecom Italia SpA	1,531,127	1,280,090
Telecom Italia SpA (I) (L)	2,558,192	2,728,276
Telefonica Deutschland Holding AG (I)	148,246	785,681
Telefonica SA	1,065,149	15,292,898
Telenor ASA	189,543	3,834,192
TeliaSonera AB	600,686	3,862,029
Telstra Corp., Ltd.	1,100,513	5,342,798
TPG Telecom, Ltd.	70,794	387,262
Verizon Communications, Inc.	1,464,842	68,525,309
Vivendi SA (I)	307,617	7,656,750
Vonage Holdings Corp. (I)	39,843	151,802
Windstream Holdings, Inc. (L)	212,795	1,753,431
		251,581,795
Wireless telecommunication services - 0.5%
Boingo Wireless, Inc. (I)	5,981	45,874
KDDI Corp.	147,331	9,255,930
Leap Wireless International, Inc. (I)	16,665	41,996
Millicom International Cellular SA	16,797	1,244,576
NTELOS Holdings Corp.	4,715	19,756
NTT DOCOMO, Inc.	385,176	5,609,336
RingCentral, Inc., Class A (I)	6,887	102,754
Shenandoah Telecommunications Company	5,765	180,156
SoftBank Corp.	242,787	14,451,472
Spok Holdings, Inc.	5,448	94,577
StarHub, Ltd.	156,811	489,934
Tele2 AB, B Shares	81,031	981,908
Telephone & Data Systems, Inc.	48,408	1,222,302
Vodafone Group PLC	6,702,831	22,981,502
		56,722,073
		308,303,868
Utilities - 3.4%
Electric utilities - 1.7%
ALLETE, Inc.	10,279	566,784
American Electric Power Company, Inc.	172,710	10,486,951
AusNet Services	434,384	469,296
Cheung Kong Infrastructure Holdings, Ltd.	154,843	1,141,655
Chubu Electric Power Company, Inc.	163,629	1,922,809
Cleco Corp.	43,598	2,377,835
CLP Holdings, Ltd.	476,334	4,133,970
Contact Energy, Ltd.	95,301	473,280
Duke Energy Corp.	249,637	20,854,675
Edison International	115,079	7,535,373
EDP - Energias de Portugal SA	588,511	2,282,034
El Paso Electric Company	9,507	380,850
Electricite de France SA	61,463	1,691,977
Enel SpA	1,661,614	7,406,670
Entergy Corp.	63,428	5,548,681
Exelon Corp.	303,347	11,248,107
FirstEnergy Corp.	148,366	5,784,790

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Fortum OYJ	112,915	$2,451,560
Great Plains Energy, Inc.	75,847	2,154,813
Hawaiian Electric Industries, Inc.	50,564	1,692,883
Hokuriku Electric Power Company	43,492	555,411
Iberdrola SA	1,274,202	8,589,070
IDACORP, Inc.	36,226	2,397,799
Kyushu Electric Power Company, Inc. (I)	108,418	1,085,828
MGE Energy, Inc.	8,170	372,634
Mighty River Power, Ltd.	172,299	399,591
NextEra Energy, Inc.	154,113	16,380,671
Northeast Utilities	111,616	5,973,688
NRG Yield, Inc., Class A	5,705	268,934
OGE Energy Corp.	98,261	3,486,300
Otter Tail Corp.	8,439	261,271
Pepco Holdings, Inc.	89,209	2,402,398
Pinnacle West Capital Corp.	39,311	2,685,334
PNM Resources, Inc.	57,611	1,707,014
Portland General Electric Company	17,824	674,282
Power Assets Holdings, Ltd.	352,236	3,403,158
PPL Corp.	234,659	8,525,161
Red Electrica Corp. SA (L)	27,502	2,424,340
Shikoku Electric Power Company, Inc. (I)	45,625	553,417
SSE PLC	246,072	6,217,522
Terna Rete Elettrica Nazionale SpA	383,013	1,739,709
The Chugoku Electric Power Company, Inc.	75,336	984,979
The Empire District Electric Company (L)	9,883	293,920
The Kansai Electric Power Company, Ltd. (I)	178,824	1,701,170
The Southern Company	317,593	15,596,992
Tohoku Electric Power Company, Inc.	114,965	1,337,787
Tokyo Electric Power Company, Inc. (I)	367,440	1,494,494
UIL Holdings Corp.	13,133	571,811
Unitil Corp.	3,726	136,632
Westar Energy, Inc.	64,448	2,657,836
Xcel Energy, Inc.	178,575	6,414,414
		191,898,560
Gas utilities - 0.3%
AGL Resources, Inc.	42,367	2,309,425
APA Group, Ltd. (L)	212,320	1,283,536
Atmos Energy Corp.	49,492	2,758,684
Chesapeake Utilities Corp.	3,487	173,164
Enagas SA	51,557	1,626,161
Gas Natural SDG SA	89,053	2,237,063
Hong Kong & China Gas Company, Ltd.	1,586,484	3,606,414
National Fuel Gas Company	41,504	2,885,773
New Jersey Resources Corp.	9,636	589,723
Northwest Natural Gas Company	6,399	319,310
ONE Gas, Inc.	37,614	1,550,449
Osaka Gas Company, Ltd.	476,377	1,779,244
Piedmont Natural Gas Company, Inc. (L)	17,887	704,927
Questar Corp.	86,400	2,184,192
Snam SpA	515,718	2,552,401
South Jersey Industries, Inc.	7,655	451,109
Southwest Gas Corp.	10,593	654,753
The Laclede Group, Inc.	9,786	520,615
Toho Gas Company, Ltd.	103,924	508,434
Tokyo Gas Company, Ltd.	581,484	3,137,491
UGI Corp.	84,999	3,228,262
WGL Holdings, Inc.	36,356	1,985,765
		37,046,895
Independent power and renewable electricity producers - 0.1%
Abengoa Yield PLC	6,641	181,432
AES Corp.	231,326	3,185,359

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Independent power and renewable electricity
producers (continued)
Atlantic Power Corp. (L)	28,507	$77,254
Dynegy, Inc. (I)	28,489	864,641
EDP Renovaveis SA	48	312
Electric Power Development Company, Ltd.	29,548	998,455
Enel Green Power SpA	444,649	931,611
Meridian Energy, Ltd.	313,392	428,123
NRG Energy, Inc.	120,535	3,248,418
Ormat Technologies, Inc.	4,076	110,786
Pattern Energy Group, Inc.	9,528	234,960
Terraform Power, Inc., Class A (L)	5,427	167,586
Vivint Solar, Inc. (I)	4,980	45,916
		10,474,853
Multi-utilities - 1.2%
A2A SpA	39	40
AGL Energy, Ltd.	170,723	1,862,093
Alliant Energy Corp.	54,689	3,632,443
Ameren Corp.	85,254	3,932,767
Avista Corp.	13,828	488,820
Black Hills Corp.	32,306	1,713,510
CenterPoint Energy, Inc.	150,760	3,532,307
Centrica PLC	1,266,909	5,487,532
CMS Energy Corp.	97,579	3,390,870
Consolidated Edison, Inc.	103,414	6,826,358
Dominion Resources, Inc.	206,168	15,854,319
DTE Energy Company	62,454	5,394,152
E.ON SE	505,460	8,639,165
GDF Suez	365,859	8,531,474
Integrys Energy Group, Inc.	28,467	2,216,156
MDU Resources Group, Inc.	95,691	2,248,739
National Grid PLC	953,304	13,526,704
NiSource, Inc.	111,010	4,709,044
NorthWestern Corp.	10,773	609,536
PG&E Corp.	168,271	8,958,748
Public Service Enterprise Group, Inc.	178,665	7,398,518
RWE AG	123,411	3,809,038
SCANA Corp.	50,757	3,065,723
Sempra Energy	81,629	9,090,205
Suez Environnement Company	73,893	1,287,454
TECO Energy, Inc.	81,916	1,678,459
Vectren Corp.	40,691	1,881,145
Veolia Environnement SA	107,134	1,897,646
Wisconsin Energy Corp. (L)	79,279	4,181,174
		135,844,139
Water utilities - 0.1%
American States Water Company	8,867	333,931
Aqua America, Inc.	87,078	2,324,983
California Water Service Group	11,013	271,030
Connecticut Water Service, Inc.	3,071	111,447
Middlesex Water Company	4,325	99,735
Severn Trent PLC	60,786	1,895,870
SJW Corp.	3,847	123,566
United Utilities Group PLC	173,239	2,460,672
York Water Company	4,329	100,476
		7,721,710
		382,986,157
TOTAL COMMON STOCKS (Cost $8,489,034,239)		$10,760,659,530
PREFERRED SECURITIES - 0.2%
Consumer discretionary - 0.1%
Bayerische Motoren Werke AG	13,797	1,127,211

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Consumer discretionary (continued)
Porsche Automobil Holding SE	38,918	$3,147,399
Volkswagen AG	41,099	9,134,473
		13,409,083
Consumer staples - 0.1%
Henkel AG & Company KGaA, 0.800%	49,530	4,837,611
TOTAL PREFERRED SECURITIES (Cost $15,585,522)		$18,246,694
RIGHTS - 0.0%
APA Group (Expiration Date: 01/15/2015;
Strike Price: AUD 6.60) (I)	70,773	49,112
Banco Bilbao Vizcaya Argentaria SA
(Expiration Date: 01/13/2015) (I) (N)	1,501,183	143,504
Community Health Systems, Inc. (Expiration
Date: 01/27/2016) (I) (N)	174,338	4,358
Cubist Pharmaceuticals, Inc. (Expiration Date:
12/31/2016; Strike Price: $10.75) (I)	13,420	537
Groupe Fnac (Expiration
Date: 05/15/2015) (I) (N)	13,898	77,696
Repsol SA (Expiration
Date: 01/08/2015) (I) (N)	254,781	140,892
TOTAL RIGHTS (Cost $381,725)		$416,099
WARRANTS - 0.0%
Sun Hung Kai Properties, Ltd. (Expiration
Date: 04/22/2016; Strike Price:
HKD 98.60) (I)	32,255	81,525
TOTAL WARRANTS (Cost $0)		$81,525
SECURITIES LENDING COLLATERAL - 1.0%
John Hancock Collateral
Investment Trust, 0.0896% (W) (Y)	11,874,693	118,813,433
TOTAL SECURITIES LENDING
COLLATERAL (Cost $118,818,618)		$118,813,433
SHORT-TERM INVESTMENTS - 3.0%
Repurchase agreement - 3.0%
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $336,542,000 on 01/02/2015,
collateralized by $302,220,000
U.S. Treasury Bonds, 2.875% - 3.750% due
05/15/2043 - 11/15/2043 (valued at
$343,286,590, including interest)	$336,542,000	$336,542,000
TOTAL SHORT-TERM INVESTMENTS (Cost $336,542,000)		$336,542,000
Total Investments (Strategic Equity Allocation Trust)
(Cost $8,960,362,104) - 100.5%		$11,234,759,281
Other assets and liabilities, net - (0.5%)		(58,331,591)
TOTAL NET ASSETS - 100.0%		$11,176,427,690

Total Stock Market Index Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 95.9%
Consumer discretionary - 12.6%
Auto components - 0.5%
American Axle &
Manufacturing Holdings, Inc. (I)	1,888	$42,592
Autoliv, Inc.	2,138	226,885
BorgWarner, Inc.	5,322	292,444
Cooper Tire & Rubber Company	1,494	51,767
Dana Holding Corp.	3,498	76,047
Dorman Products, Inc. (I)	912	44,022
Drew Industries, Inc. (I)	570	29,110
Exide Technologies (I)	2,107	125
Federal-Mogul Holdings Corp. (I)	3,688	59,340
Fox Factory Holding Corp. (I)	1,016	16,490
Fuel Systems Solutions, Inc. (I)	460	5,032
Gentex Corp.	3,389	122,445
Gentherm, Inc. (I)	806	29,516
Johnson Controls, Inc.	15,597	753,959
Lear Corp.	1,843	180,761
Modine Manufacturing Company (I)	1,300	17,680
Motorcar Parts of America, Inc. (I)	567	17,628
Remy International, Inc. (L)	860	17,991
Shiloh Industries, Inc. (I)	550	8,652
Standard Motor Products, Inc.	572	21,805
Stoneridge, Inc. (I)	901	11,587
Superior Industries International, Inc.	865	17,118
Sypris Solutions, Inc.	379	1,001
Tenneco, Inc. (I)	1,435	81,235
The Goodyear Tire & Rubber Company	6,422	183,477
Tower International, Inc. (I)	623	15,918
TRW Automotive Holdings Corp. (I)	2,582	265,559
UQM Technologies, Inc. (I)(L)	2,453	1,916
Visteon Corp. (I)	1,018	108,783
		2,700,885
Automobiles - 0.6%
Ford Motor Company	90,703	1,405,897
General Motors Company	37,533	1,310,277
Harley-Davidson, Inc.	5,086	335,218
Tesla Motors, Inc. (I)(L)	2,915	648,325
Thor Industries, Inc.	1,235	68,999
Winnebago Industries, Inc.	747	16,255
		3,784,971
Distributors - 0.1%
Core-Mark Holding Company, Inc.	592	36,663
Educational Development Corp.	1,013	4,862
Genuine Parts Company	3,508	373,848
LKQ Corp. (I)	7,110	199,933
Pool Corp.	1,039	65,914
Weyco Group, Inc.	372	11,037
		692,257
Diversified consumer services - 0.2%
2U, Inc. (I)	1,006	19,778
American Public Education, Inc. (I)	453	16,702
Apollo Education Group, Inc. (I)	2,538	86,571
Ascent Capital Group, Inc., Class A (I)	363	19,214
Bridgepoint Education, Inc. (I)	1,121	12,690
Bright Horizons Family Solutions, Inc. (I)	1,463	68,776
Capella Education Company	323	24,858
Career Education Corp. (I)	1,814	12,625
Chegg, Inc. (I)	2,115	14,615
Corinthian Colleges, Inc. (I)	2,076	131
DeVry Education Group, Inc.	1,447	68,689
Education Management Corp. (I)	3,020	498

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
Graham Holdings Company, Class B	134	$115,737
Grand Canyon Education, Inc. (I)	1,133	52,866
H&R Block, Inc.	6,323	212,959
Houghton Mifflin Harcourt Company (I)	3,348	69,337
ITT Educational Services, Inc. (I)(L)	608	5,843
K12, Inc. (I)	1,084	12,867
Learning Tree International, Inc. (I)	519	908
LifeLock, Inc. (I)	2,000	37,020
Lincoln Educational Services Corp.	678	1,912
Regis Corp. (I)	1,321	22,140
Service Corp. International	4,914	111,548
Servicemaster Global Holdings Inc (I)	3,020	80,845
Sotheby’s	1,604	69,261
Steiner Leisure, Ltd. (I)	379	17,514
Stonemor Partners LP	777	20,023
Strayer Education, Inc. (I)	266	19,758
Weight Watchers International, Inc. (I)(L)	1,290	32,044
		1,227,729
Hotels, restaurants and leisure - 2.2%
Ambassadors Group, Inc. (I)	714	1,785
ARAMARK Holdings Corp.	5,479	170,671
Ark Restaurants Corp.	439	9,891
Biglari Holdings, Inc. (I)	56	22,373
BJ’s Restaurants, Inc. (I)	673	33,791
Bloomin’ Brands, Inc. (I)	2,685	66,481
Bob Evans Farms, Inc.	526	26,921
Boyd Gaming Corp. (I)	2,796	35,733
Brinker International, Inc.	1,483	87,037
Buffalo Wild Wings, Inc. (I)	435	78,465
Caesars Entertainment Corp. (I)(L)	3,301	51,793
Carnival Corp.	13,837	627,231
Cedar Fair LP	1,264	60,457
Century Casinos Inc (I)	1,781	8,994
Chipotle Mexican Grill, Inc. (I)	725	496,270
Choice Hotels International, Inc.	1,424	79,772
Churchill Downs, Inc.	455	43,362
Chuy’s Holdings, Inc. (I)	355	6,983
ClubCorp Holdings, Inc.	1,666	29,871
Cracker Barrel Old Country Store, Inc.	546	76,855
Darden Restaurants, Inc.	3,087	180,991
Del Frisco’s Restaurant Group, Inc. (I)	746	17,710
Denny’s Corp. (I)	2,330	24,022
Diamond Resorts International, Inc. (I)	1,862	51,950
DineEquity, Inc.	520	53,893
Domino’s Pizza, Inc.	1,274	119,973
Dover Downs Gaming
& Entertainment, Inc. (I)	2,511	2,084
Dunkin’ Brands Group, Inc.	2,520	107,478
El Pollo Loco Holdings, Inc. (I)	861	17,194
Eldorado Resorts, Inc. (I)	755	3,058
Empire Resorts, Inc. (I)	1,320	10,243
Extended Stay America, Inc.	4,638	89,560
Fiesta Restaurant Group, Inc. (I)	623	37,878
Hilton Worldwide Holdings, Inc. (I)	23,036	601,009
Hyatt Hotels Corp., Class A (I)	3,558	214,227
International Game Technology	5,790	99,878
International Speedway Corp., Class A	1,141	36,113
Interval Leisure Group, Inc.	1,455	30,395
Intrawest Resorts Holdings, Inc. (I)	1,452	17,337
Jack in the Box, Inc.	909	72,684
Krispy Kreme Doughnuts, Inc. (I)	1,678	33,124
Lakes Entertainment Inc (I)	954	6,392
Las Vegas Sands Corp.	18,847	1,096,142

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Life Time Fitness, Inc. (I)	903	$51,128
Luby’s, Inc. (I)	958	4,359
Marriott International, Inc., Class A	6,751	526,781
Marriott Vacations Worldwide Corp.	845	62,986
McDonald’s Corp.	22,985	2,153,695
MGM Resorts International (I)	11,489	245,635
Noodles & Company (I)	785	20,685
Norwegian Cruise Line Holdings, Ltd. (I)	4,594	214,815
Panera Bread Company, Class A (I)	634	110,823
Papa John’s International, Inc.	980	54,684
Penn National Gaming, Inc. (I)	2,339	32,114
Pinnacle Entertainment, Inc. (I)(L)	1,364	30,349
Popeyes Louisiana Kitchen, Inc. (I)	532	29,936
Potbelly Corp. (I)	678	8,726
Red Robin Gourmet Burgers, Inc. (I)	383	29,481
Restaurant Brands International LP (I)	83	3,117
Restaurant Brands International, Inc. (I)	8,178	319,284
Royal Caribbean Cruises, Ltd.	5,158	425,174
Ruby Tuesday, Inc. (I)	1,530	10,465
Ruth’s Hospitality Group, Inc.	1,218	18,270
Scientific Games Corp., Class A (I)(L)	2,110	26,860
SeaWorld Entertainment, Inc.	1,999	35,782
Six Flags Entertainment Corp.	2,120	91,478
Sonic Corp.	1,371	37,332
Speedway Motorsports, Inc.	1,275	27,884
Starbucks Corp.	17,610	1,444,901
Starwood Hotels & Resorts Worldwide, Inc.	4,412	357,681
Texas Roadhouse, Inc.	1,588	53,611
The Cheesecake Factory, Inc.	1,182	59,466
The Marcus Corp.	1,040	19,250
The Wendy’s Company	8,624	77,875
Town Sports International Holdings, Inc.	871	5,182
Vail Resorts, Inc.	847	77,187
Wyndham Worldwide Corp.	2,845	243,987
Wynn Resorts, Ltd.	2,366	351,966
Yum! Brands, Inc.	10,299	750,282
Zoe’s Kitchen, Inc. (I)(L)	517	15,463
		12,966,765
Household durables - 0.5%
Beazer Homes USA, Inc. (I)	590	11,422
Blyth, Inc.	424	3,880
Cavco Industries, Inc. (I)	228	18,074
CSS Industries, Inc.	517	14,290
D.R. Horton, Inc.	8,513	215,294
Emerson Radio Corp.	4,599	4,829
Ethan Allen Interiors, Inc.	771	23,878
GoPro, Inc., Class A (I)(L)	2,958	187,005
Harman International Industries, Inc.	1,598	170,523
Helen of Troy, Ltd. (I)	659	42,875
Hovnanian Enterprises, Inc., Class A (I)(L)	3,216	13,282
Installed Building Products, Inc. (I)	894	15,931
iRobot Corp. (I)(L)	671	23,297
Jarden Corp. (I)	4,525	216,657
KB Home (L)	2,015	33,348
Kid Brands, Inc. (I)	1,087	1
La-Z-Boy, Inc.	1,265	33,953
Leggett & Platt, Inc.	3,149	134,179
Lennar Corp., Class A	4,767	213,609
Libbey, Inc. (I)	573	18,015
M/I Homes, Inc. (I)	794	18,230
MDC Holdings, Inc.	1,172	31,023
Meritage Homes Corp. (I)	994	35,774
Mohawk Industries, Inc. (I)	1,677	260,539

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
NACCO Industries, Inc., Class A	318	$18,876
Newell Rubbermaid, Inc.	6,345	241,681
NVR, Inc. (I)	95	121,156
PulteGroup, Inc.	8,725	187,239
Standard Pacific Corp. (I)	6,946	50,636
Stanley Furniture Company, Inc. (I)	2,200	6,028
Taylor Morrison Home Corp., Class A (I)	3,050	57,615
Tempur Sealy International, Inc. (I)	1,438	78,961
The Ryland Group, Inc.	1,096	42,262
Toll Brothers, Inc. (I)	4,194	143,728
TRI Pointe Homes, Inc. (I)	3,949	60,222
Tupperware Brands Corp.	1,166	73,458
Turtle Beach Corp. (I)	1,303	4,157
Universal Electronics, Inc. (I)	417	27,118
Whirlpool Corp.	1,815	351,638
William Lyon Homes, Class A (I)	882	17,878
		3,222,561
Internet and catalog retail - 1.1%
1-800-Flowers.com, Inc., Class A (I)	2,046	16,859
Amazon.com, Inc. (I)	10,808	3,354,263
Blue Nile, Inc. (I)	298	10,731
CafePress, Inc. (I)	462	1,086
Coupons.com, Inc. (I)(L)	1,821	32,323
Expedia, Inc.	2,967	253,263
Groupon, Inc. (I)	16,033	132,433
HSN, Inc.	1,254	95,304
Lands’ End, Inc. (I)(L)	774	41,765
Liberty Interactive Corp., Series A (I)	12,945	380,842
Liberty Tripadvisor Holdings, Inc. (I)	1,688	45,407
Liberty Ventures, Series A (I)	3,528	133,076
Netflix, Inc. (I)	1,405	479,962
Nutrisystem, Inc.	805	15,738
Orbitz Worldwide, Inc. (I)	2,566	21,118
Overstock.com, Inc. (I)	704	17,086
PetMed Express, Inc.	894	12,847
RetailMeNot, Inc. (I)	1,273	18,611
Shutterfly, Inc. (I)	874	36,441
The Priceline Group, Inc. (I)	1,227	1,399,038
TripAdvisor, Inc. (I)	3,040	226,966
zulily, Inc., Class A (I)(L)	2,964	69,358
		6,794,517
Leisure products - 0.1%
Arctic Cat, Inc.	418	14,839
Brunswick Corp.	2,230	114,310
Callaway Golf Company	2,390	18,403
Hasbro, Inc.	2,935	161,396
Johnson Outdoors, Inc., Class A	385	12,012
LeapFrog Enterprises, Inc. (I)	1,585	7,481
Mattel, Inc.	7,911	244,806
Nautilus, Inc. (I)	985	14,952
Polaris Industries, Inc.	1,537	232,456
Smith & Wesson Holding Corp. (I)	1,224	11,591
Sturm Ruger & Company, Inc. (L)	479	16,588
		848,834
Media - 3.4%
AMC Entertainment Holdings, Inc., Class A	2,380	62,308
AMC Networks, Inc., Class A (I)	1,679	107,070
Ballantyne Strong, Inc. (I)	629	2,585
Cablevision Systems Corp., Class A (L)	6,588	135,976
Carmike Cinemas, Inc. (I)	672	17,653
CBS Corp., Class B	12,351	683,504

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Charter Communications, Inc., Class A (I)	2,540	$423,215
Cinemark Holdings, Inc.	2,590	92,152
Clear Channel Outdoor Holdings, Inc., Class A	8,558	90,629
Comcast Corp., Class A	60,566	3,513,434
Crown Media Holdings, Inc., Class A (I)	6,814	24,122
Cumulus Media, Inc., Class A (I)	5,525	23,371
DIRECTV (I)	11,741	1,017,945
Discovery Communications, Inc., Series A (I)	5,229	180,139
DISH Network Corp., Class A (I)	10,774	785,317
DreamWorks Animation
SKG, Inc., Class A (I)	2,049	45,754
Entercom Communications Corp., Class A (I)	1,104	13,425
Entravision Communications Corp., Class A	1,922	12,455
Gannett Company, Inc.	5,294	169,037
Global Eagle Entertainment, Inc. (I)	1,359	18,496
Gray Television, Inc. (I)	1,733	19,410
Harte-Hanks, Inc.	2,038	15,774
Hemisphere Media Group Inc (I)(L)	1,373	18,522
Insignia Systems Inc (I)	1,702	6,093
John Wiley & Sons, Inc., Class A	1,356	80,329
Journal Communications, Inc., Class A (I)	1,356	15,499
Liberty Broadband Corp., Series A (I)	1,996	99,980
Liberty Media Corp., Series A (I)	7,985	281,631
Lions Gate Entertainment Corp. (L)	3,173	101,599
Live Nation Entertainment, Inc. (I)	4,633	120,968
Loral Space & Communications, Inc. (I)	474	37,309
Media General, Inc. (I)(L)	2,000	33,460
Meredith Corp.	989	53,722
Morningstar, Inc.	1,062	68,722
National CineMedia, Inc.	1,475	21,196
New Media Investment Group, Inc.	588	13,894
News Corp., Class A (I)	13,527	212,239
Nexstar Broadcasting Group, Inc., Class A	731	37,858
NTN Buzztime, Inc. (I)	6,691	2,944
Omnicom Group, Inc.	5,853	453,432
ReachLocal, Inc. (I)	903	3,106
Regal Entertainment Group, Class A (L)	3,489	74,525
Rentrak Corp. (I)	316	23,011
RLJ Entertainment, Inc. (I)	1,440	2,880
Scholastic Corp.	891	32,450
Scripps Networks Interactive, Inc., Class A	3,263	245,606
SFX Entertainment, Inc. (I)	1,933	8,756
Sinclair Broadcast Group, Inc., Class A (L)	2,196	60,083
Sirius XM Holdings, Inc. (I)	133,635	467,723
Sizmek, Inc. (I)	1,839	11,512
Starz, Class A (I)	2,488	73,894
The Dolan Company (I)	898	55
The EW Scripps Company, Class A (I)	1,263	28,228
The Interpublic Group of Companies, Inc.	9,668	200,804
The Madison Square Garden, Inc., Class A (I)	1,770	133,210
The McClatchy Company, Class A (I)	2,673	8,874
The New York Times Company, Class A	3,548	46,905
The Walt Disney Company	40,151	3,781,823
Thomson Reuters Corp.	18,704	754,519
Time Warner Cable, Inc.	6,549	995,841
Time Warner, Inc.	19,989	1,707,460
Time, Inc.	2,475	60,910
Townsquare Media Inc., Class A (I)	600	7,920
Twenty-First Century Fox, Inc., Class A	51,260	1,968,640
Viacom, Inc., Class B	9,873	742,943
World Wrestling
Entertainment, Inc., Class A (L)	1,906	23,520
		20,578,366

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multiline retail - 0.6%
Big Lots, Inc.	1,333	$53,347
Burlington Stores, Inc. (I)	1,694	80,058
Dillard’s, Inc., Class A	997	124,804
Dollar General Corp. (I)	7,075	500,203
Dollar Tree, Inc. (I)	4,781	336,487
Family Dollar Stores, Inc.	2,629	208,243
Fred’s, Inc., Class A	1,038	18,072
Gordmans Stores, Inc. (I)	629	1,717
J.C. Penney Company, Inc. (I)(L)	7,487	48,516
Kohl’s Corp.	4,801	293,053
Macy’s, Inc.	8,250	542,438
Nordstrom, Inc.	4,502	357,414
Sears Holdings Corp. (I)(L)	2,576	84,956
Target Corp.	14,800	1,123,468
The Bon-Ton Stores, Inc.	475	3,520
Tuesday Morning Corp. (I)	1,165	25,281
		3,801,577
Specialty retail - 2.4%
Aaron’s, Inc.	1,760	53,803
Abercrombie & Fitch Company, Class A	1,748	50,063
Advance Auto Parts, Inc.	1,706	271,732
American Eagle Outfitters, Inc. (L)	4,630	64,264
ANN, Inc. (I)	1,174	42,828
Asbury Automotive Group, Inc. (I)	703	53,372
Ascena Retail Group, Inc. (I)	3,897	48,946
AutoNation, Inc. (I)	2,776	167,698
AutoZone, Inc. (I)	755	467,428
Barnes & Noble, Inc. (I)	1,472	34,180
Bed Bath & Beyond, Inc. (I)	4,721	359,599
Best Buy Company, Inc.	8,097	315,621
Brown Shoe Company, Inc.	1,051	33,790
Cabela’s, Inc. (I)	1,645	86,708
CarMax, Inc. (I)	5,135	341,888
Chico’s FAS, Inc.	3,497	56,686
Citi Trends, Inc. (I)	426	10,757
Conn’s, Inc. (I)(L)	865	16,167
Dick’s Sporting Goods, Inc.	2,828	140,410
DSW, Inc., Class A	2,004	74,749
Express, Inc. (I)	2,124	31,202
Five Below, Inc. (I)(L)	1,214	49,568
Foot Locker, Inc.	3,359	188,709
Francesca’s Holdings Corp. (I)	1,068	17,836
GameStop Corp., Class A (L)	2,669	90,212
Genesco, Inc. (I)	586	44,899
GNC Holdings, Inc., Class A	2,110	99,086
Group 1 Automotive, Inc.	591	52,965
Guess?, Inc.	2,072	43,678
Haverty Furniture Companies, Inc.	645	14,196
hhgregg, Inc. (I)	733	5,549
Hibbett Sports, Inc. (I)(L)	640	30,995
Kirkland’s, Inc. (I)	488	11,536
L Brands, Inc.	6,809	589,319
Lithia Motors, Inc., Class A	616	53,401
Lowe’s Companies, Inc.	23,083	1,588,110
Lumber Liquidators Holdings, Inc. (I)(L)	593	39,322
MarineMax, Inc. (I)	667	13,373
Mattress Firm Holding Corp. (I)(L)	808	46,929
Monro Muffler Brake, Inc.	719	41,558
Murphy USA, Inc. (I)	1,119	77,054
New York & Company, Inc. (I)	1,751	4,623
O’Reilly Automotive, Inc. (I)	2,415	465,177
Office Depot, Inc. (I)	12,062	103,432
Outerwall, Inc. (I)	476	35,805

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Pacific Sunwear of California, Inc. (I)	2,141	$4,667
Penske Automotive Group, Inc.	2,047	100,446
PetSmart, Inc.	2,309	187,710
Pier 1 Imports, Inc.	2,131	32,817
RadioShack Corp. (I)(L)	2,580	955
Rent-A-Center, Inc.	1,268	46,054
Restoration Hardware Holdings, Inc. (I)(L)	851	81,705
Ross Stores, Inc.	4,948	466,398
Sally Beauty Holdings, Inc. (I)	3,603	110,756
Sears Hometown and Outlet Stores, Inc. (I)	553	7,272
Select Comfort Corp. (I)	1,360	36,761
Shoe Carnival, Inc.	708	18,189
Signet Jewelers, Ltd.	1,867	245,641
Sonic Automotive, Inc., Class A	1,330	35,963
Sportsman’s Warehouse Holdings, Inc. (I)	1,232	9,018
Stage Stores, Inc.	827	17,119
Staples, Inc.	15,061	272,905
Stein Mart, Inc.	1,168	17,076
Systemax, Inc. (I)	894	12,069
Tandy Leather Factory, Inc.	658	5,942
The Buckle, Inc. (L)	1,131	59,400
The Cato Corp., Class A	724	30,538
The Children’s Place Retail Stores, Inc.	580	33,060
The Container Store Group, Inc. (I)	1,158	22,153
The Finish Line, Inc., Class A	1,184	28,783
The Gap, Inc.	10,161	427,880
The Home Depot, Inc.	31,469	3,303,301
The Men’s Wearhouse, Inc.	1,105	48,786
The Michaels Companies, Inc. (I)	4,758	117,665
The Pep Boys - Manny, Moe & Jack (I)	1,341	13,169
The TJX Companies, Inc.	16,225	1,112,711
The Wet Seal, Inc., Class A (I)	2,075	135
Tiffany & Company	3,043	325,175
Tile Shop Holdings, Inc. (I)(L)	1,280	11,366
Tilly’s, Inc., Class A (I)	677	6,560
Tractor Supply Company	3,256	256,638
TravelCenters of America, LLC (I)	761	9,604
Ulta Salon Cosmetics & Fragrance, Inc. (I)	1,522	194,572
Urban Outfitters, Inc. (I)	3,156	110,870
Vitamin Shoppe, Inc. (I)	703	34,152
Williams-Sonoma, Inc.	2,190	165,739
Zumiez, Inc. (I)	769	29,706
		14,480,649
Textiles, apparel and luxury goods - 0.9%
Carter’s, Inc.	1,236	107,915
Charles & Colvard, Ltd. (I)	983	1,809
Coach, Inc.	6,406	240,609
Columbia Sportswear Company	1,582	70,462
Crocs, Inc. (I)	2,044	25,530
Culp, Inc.	710	15,393
Deckers Outdoor Corp. (I)	801	72,923
Fossil Group, Inc. (I)	1,246	137,982
G-III Apparel Group, Ltd. (I)	510	51,515
Hanesbrands, Inc.	2,301	256,838
Iconix Brand Group, Inc. (I)	1,127	38,081
Kate Spade & Company (I)	2,991	95,742
Movado Group, Inc.	660	18,724
NIKE, Inc., Class B	20,318	1,953,576
Oxford Industries, Inc.	405	22,360
Perry Ellis International, Inc. (I)	451	11,694
PVH Corp.	1,924	246,599
Quiksilver, Inc. (I)	4,192	9,264
Ralph Lauren Corp.	2,054	380,319

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Skechers U.S.A., Inc., Class A (I)	1,206	$66,632
Steven Madden, Ltd. (I)	1,519	48,350
Tumi Holdings, Inc. (I)	1,612	38,253
Under Armour, Inc., Class A (I)	4,951	336,173
Unifi, Inc. (I)	506	15,043
Vera Bradley, Inc. (I)	970	19,769
VF Corp.	10,053	752,970
Vince Holding Corp. (I)	896	23,421
Wolverine World Wide, Inc.	2,360	69,549
		5,127,495
		76,226,606
Consumer staples - 8.6%
Beverages - 1.7%
Brown-Forman Corp., Class B	5,036	442,362
Castle Brands Inc (I)	5,939	9,621
Coca-Cola Bottling Company Consolidated	249	21,919
Coca-Cola Company	102,601	4,331,814
Coca-Cola Enterprises, Inc.	5,704	252,231
Constellation Brands, Inc., Class A (I)	4,502	441,961
Dr. Pepper Snapple Group, Inc.	4,492	321,987
Molson Coors Brewing Company, Class B	3,798	283,027
Monster Beverage Corp. (I)	3,909	423,540
National Beverage Corp. (I)	1,122	25,380
PepsiCo, Inc.	35,251	3,333,335
Primo Water Corp. (I)	1,119	4,823
The Boston Beer
Company, Inc., Class A (I)(L)	305	88,310
Truett-hurst Inc (I)	1,028	4,061
		9,984,371
Food and staples retailing - 2.5%
Casey’s General Stores, Inc.	899	81,198
Costco Wholesale Corp.	10,246	1,452,371
CVS Health Corp.	27,072	2,607,304
Fairway Group Holdings Corp. (I)(L)	1,029	3,241
G. Willi-Food International, Ltd. (I)	825	5,717
Natural Grocers by
Vitamin Cottage, Inc. (I)(L)	638	17,972
PriceSmart, Inc.	723	65,952
Rite Aid Corp. (I)	23,088	173,622
Roundy’s, Inc. (I)	1,700	8,228
Safeway, Inc.	5,383	189,051
SpartanNash Company	915	23,918
Sprouts Farmers Market, Inc. (I)	3,470	117,911
SUPERVALU, Inc. (I)	6,097	59,141
Sysco Corp.	13,699	543,713
The Andersons, Inc.	712	37,836
The Chefs’ Warehouse, Inc. (I)	749	17,257
The Fresh Market, Inc. (I)(L)	1,153	47,504
The Kroger Company	11,399	731,930
The Pantry, Inc. (I)	626	23,200
United Natural Foods, Inc. (I)	1,141	88,228
Village Super Market, Inc., Class A	492	13,466
Wal-Mart Stores, Inc.	75,381	6,473,720
Walgreens Boots Alliance, Inc.	22,374	1,704,899
Weis Markets, Inc.	672	32,135
Whole Foods Market, Inc.	8,471	427,108
		14,946,622
Food products - 1.6%
Archer-Daniels-Midland Company	15,084	784,368
B&G Foods, Inc.	1,268	37,913
Boulder Brands, Inc. (I)	1,484	16,413

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Bunge, Ltd.	3,361	$305,549
Cal-Maine Foods, Inc. (L)	1,128	44,026
Calavo Growers, Inc.	391	18,494
Campbell Soup Company	7,305	321,420
Chiquita Brands International, Inc. (I)	1,173	16,962
ConAgra Foods, Inc.	9,831	356,669
Darling International, Inc. (I)	3,756	68,209
Dean Foods Company	2,386	46,241
Diamond Foods, Inc. (I)	814	22,979
Farmer Brothers Company (I)	451	13,282
Flowers Foods, Inc.	4,909	94,204
Fresh Del Monte Produce, Inc. (L)	1,244	41,736
General Mills, Inc.	14,293	762,246
Hormel Foods Corp.	6,141	319,946
Ingredion, Inc.	1,762	149,488
J&J Snack Foods Corp.	475	51,666
Kellogg Company	8,404	549,958
Keurig Green Mountain, Inc.	3,799	502,969
Kraft Foods Group, Inc.	13,875	869,408
Lancaster Colony Corp.	662	61,990
Limoneira Company (L)	516	12,890
McCormick & Company, Inc.	3,000	222,900
Mead Johnson Nutrition Company	4,721	474,649
Mondelez International, Inc., Class A	39,457	1,433,276
Omega Protein Corp. (I)	623	6,585
Pilgrim’s Pride Corp. (I)(L)	6,123	200,773
Pinnacle Foods, Inc.	2,785	98,311
Post Holdings, Inc. (I)	1,108	46,414
Sanderson Farms, Inc. (L)	556	46,718
Seaboard Corp. (I)	28	117,543
Seneca Foods Corp., Class A (I)	449	12,136
Snyder’s-Lance, Inc.	1,674	51,141
The Hain Celestial Group, Inc. (I)	2,396	139,663
The Hershey Company	5,174	537,734
The J.M. Smucker Company	2,354	237,707
The WhiteWave Foods Company (I)	4,069	142,374
Tootsie Roll Industries, Inc. (L)	1,399	42,879
TreeHouse Foods, Inc. (I)	971	83,050
Tyson Foods, Inc., Class A	8,190	328,337
		9,691,216
Household products - 1.5%
Central Garden & Pet Company, Class A (I)	1,353	12,921
Church & Dwight Company, Inc.	3,068	241,789
Colgate-Palmolive Company	21,370	1,478,590
Energizer Holdings, Inc.	1,416	182,041
Harbinger Group, Inc. (I)	4,972	70,404
Kimberly-Clark Corp.	8,705	1,005,776
The Clorox Company	2,974	309,921
The Procter & Gamble Company	63,310	5,766,908
WD-40 Company	367	31,224
		9,099,574
Personal products - 0.2%
Avon Products, Inc.	9,953	93,459
Coty, Inc., Class A	8,405	173,647
Elizabeth Arden, Inc. (I)(L)	729	15,593
Herbalife, Ltd. (L)	2,146	80,904
IGI Laboratories, Inc. (I)	1,342	11,810
Inter Parfums, Inc.	827	22,701
Mannatech, Inc. (I)	243	6,476
Medifast, Inc. (I)	325	10,904
Natural Alternatives International, Inc. (I)	865	4,628
Nu Skin Enterprises, Inc., Class A	1,393	60,874

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Personal products (continued)
Revlon, Inc., Class A (I)	1,169	$39,933
Rock Creek Pharmaceuticals, Inc. (I)	4,147	755
Synutra International, Inc. (I)	1,786	10,859
The Estee Lauder Companies, Inc., Class A	8,920	679,704
The Female Health Company	941	3,689
United-Guardian, Inc.	255	4,960
USANA Health Sciences, Inc. (I)	326	33,444
		1,254,340
Tobacco - 1.1%
Altria Group, Inc.	46,404	2,286,325
Lorillard, Inc.	8,394	528,318
Philip Morris International, Inc.	36,566	2,978,301
Reynolds American, Inc.	12,394	796,562
Universal Corp.	512	22,518
Vector Group, Ltd. (L)	2,504	53,360
		6,665,384
		51,641,507
Energy - 8.6%
Energy equipment and services - 1.2%
Aspen Aerogels Inc (I)	888	7,086
Atwood Oceanics, Inc.	1,533	43,491
Baker Hughes, Inc.	10,158	569,559
Basic Energy Services, Inc. (I)	1,040	7,290
Bristow Group, Inc.	775	50,987
C&J Energy Services, Inc. (I)	1,221	16,129
Cameron International Corp. (I)	4,730	236,264
CARBO Ceramics, Inc. (L)	550	22,028
CSI Compressco LP	632	8,260
Dawson Geophysical Company	235	2,874
Diamond Offshore Drilling, Inc. (L)	3,130	114,902
Dresser-Rand Group, Inc. (I)	1,769	144,704
Dril-Quip, Inc. (I)	921	70,668
Era Group, Inc. (I)	732	15,482
Exterran Holdings, Inc.	1,574	51,281
Exterran Partners LP	1,288	27,847
FMC Technologies, Inc. (I)	5,491	257,198
Forum Energy Technologies, Inc. (I)	2,178	45,150
Geospace Technologies Corp. (I)	318	8,427
Global Geophysical Services, Inc. (I)	769	3
Gulfmark Offshore, Inc., Class A (L)	652	15,922
Halliburton Company	19,890	782,274
Helix Energy Solutions Group, Inc. (I)	2,492	54,076
Helmerich & Payne, Inc.	2,488	167,741
Hercules Offshore, Inc. (I)(L)	4,030	4,030
Hornbeck Offshore Services, Inc. (I)	906	22,623
ION Geophysical Corp. (I)	3,857	10,607
Key Energy Services, Inc. (I)	3,596	6,005
Matrix Service Company (I)	756	16,874
McDermott International, Inc. (I)	5,524	16,075
Mitcham Industries, Inc. (I)	331	1,963
Nabors Industries, Ltd.	6,944	90,133
National Oilwell Varco, Inc.	10,056	658,970
Natural Gas Services Group, Inc. (I)	382	8,801
Newpark Resources, Inc. (I)	1,864	17,783
Nuverra Environmental Solutions, Inc. (I)(L)	513	2,847
Oceaneering International, Inc.	2,504	147,260
Oil States International, Inc. (I)	1,241	60,685
Parker Drilling Company (I)	3,008	9,235
Patterson-UTI Energy, Inc.	3,410	56,572
PHI, Inc. (I)	416	15,558
Pioneer Energy Services Corp. (I)	1,558	8,631

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
RigNet, Inc. (I)	493	$20,228
Rowan Companies PLC, Class A	2,839	66,205
RPC, Inc.	5,171	67,430
Schlumberger, Ltd.	30,332	2,590,656
SEACOR Holdings, Inc. (I)	481	35,503
Seventy Seven Energy, Inc. (I)	1,142	6,178
Superior Energy Services, Inc.	3,634	73,225
Tesco Corp.	1,032	13,230
TETRA Technologies, Inc. (I)	2,105	14,061
Tidewater, Inc.	1,167	37,822
Unit Corp. (I)	1,166	39,761
USA Compression Partners LP	682	11,314
Vantage Drilling Company (I)	6,701	3,275
Willbros Group, Inc. (I)	1,365	8,559
		6,861,742
Oil, gas and consumable fuels - 7.4%
Abraxas Petroleum Corp. (I)	2,156	6,339
Alliance Holdings GP LP	1,310	79,897
Alliance Resource Partners LP	1,688	72,668
Alon USA Energy, Inc.	1,778	22,527
Alon USA Partners LP	1,451	18,732
Alpha Natural Resources, Inc. (I)(L)	5,125	8,559
American Midstream Partners LP	539	10,624
Anadarko Petroleum Corp.	11,850	977,625
Antero Resources Corp. (I)	6,143	249,283
Apache Corp.	8,941	560,332
Apco Oil and Gas International, Inc. (I)	707	9,919
Approach Resources, Inc. (I)(L)	931	5,949
Arch Coal, Inc. (L)	5,005	8,909
Atlas Energy LP	1,249	38,906
Atlas Pipeline Partners LP	1,749	47,678
Bill Barrett Corp. (I)	1,147	13,064
Blueknight Energy Partners LP	1,840	12,236
Boardwalk Pipeline Partners LP	5,475	97,291
Bonanza Creek Energy, Inc. (I)	949	22,776
BP Prudhoe Bay Royalty Trust (L)	428	28,950
BPZ Resources, Inc. (I)	3,316	958
BreitBurn Energy Partners LP	3,145	22,015
Buckeye Partners LP	2,741	207,384
Cabot Oil & Gas Corp.	9,750	288,698
California Resources Corp. (I)	7,291	40,173
Callon Petroleum Company (I)	1,840	10,028
Calumet Specialty Products Partners LP	1,508	33,794
Carrizo Oil & Gas, Inc. (I)	1,120	46,592
Centrus Energy Corp. (I)	11	47
Ceres, Inc. (I)	621	149
Cheniere Energy Partners LP	7,961	254,752
Cheniere Energy, Inc. (I)	5,572	392,269
Chesapeake Energy Corp.	15,607	305,429
Chevron Corp.	44,399	4,980,680
Cimarex Energy Company	2,027	214,862
Clayton Williams Energy, Inc. (I)	276	17,609
Clean Energy Fuels Corp. (I)(L)	2,565	12,812
Cloud Peak Energy, Inc. (I)	1,465	13,449
Cobalt International Energy, Inc. (I)	9,452	84,028
Comstock Resources, Inc.	1,203	8,192
Concho Resources, Inc. (I)	2,641	263,440
ConocoPhillips	28,738	1,984,646
CONSOL Energy, Inc.	5,391	182,270
Contango Oil & Gas Company (I)	413	12,076
Continental Resources, Inc. (I)	8,708	334,039
Crestwood Equity Partners LP	4,062	32,902
Crestwood Midstream Partners LP	4,454	67,612

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Crossamerica Partners LP	307	$12,369
CVR Refining LP	3,325	55,860
DCP Midstream Partners LP	2,295	104,262
Delek Logistics Partners LP	335	11,882
Delek US Holdings, Inc.	1,438	39,229
Denbury Resources, Inc.	8,232	66,926
Devon Energy Corp.	9,555	584,862
DHT Holdings, Inc.	104	760
Diamondback Energy, Inc. (I)	1,126	67,312
Dorchester Minerals LP	652	16,646
Dorian LPG, Ltd. (I)	1,398	19,418
Eagle Rock Energy Partners LP	3,560	7,832
Eclipse Resources Corp. (I)(L)	3,835	26,960
Emerald Oil, Inc. (I)(L)	1,745	2,094
Emerge Energy Services LP	540	29,160
Enable Midstream Partners LP	4,784	92,762
Enbridge Energy Management LLC (I)	1,568	60,823
Enbridge Energy Partners LP	5,889	234,971
Endeavour International Corp. (I)	1,197	17
Energen Corp.	1,687	107,563
Energy Transfer Equity LP	13,125	753,113
Energy Transfer Partners LP	8,628	560,820
Energy XXI, Ltd. (L)	2,405	7,840
EnLink Midstream LLC	3,910	139,040
EnLink Midstream Partners LP	5,401	156,683
Enterprise Products Partners LP	41,404	1,495,512
EOG Resources, Inc.	12,803	1,178,772
EP Energy Corp., Class A (I)	5,818	60,740
EQT Corp.	3,514	266,010
EQT Midstream Partners LP	1,001	88,088
EV Energy Partner LP	1,057	20,368
Evolution Petroleum Corp.	1,206	8,961
EXCO Resources, Inc. (L)	6,714	14,569
Exxon Mobil Corp.	99,733	9,220,316
Foresight Energy LP	1,572	26,520
FX Energy, Inc. (I)	1,516	2,350
Genesis Energy LP	1,998	84,755
Gevo, Inc. (I)	8,118	2,598
Global Partners LP	689	22,730
Goodrich Petroleum Corp. (I)(L)	1,175	5,217
Green Plains, Inc.	981	24,309
Gulfport Energy Corp. (I)	2,005	83,689
Halcon Resources Corp. (I)(L)	10,236	18,220
Harvest Natural Resources, Inc. (I)	980	1,774
Hess Corp.	7,180	530,028
Holly Energy Partners LP	1,400	41,874
HollyFrontier Corp.	4,633	173,645
Houston American Energy Corp. (I)	690	111
Hugoton Royalty Trust	1,047	8,858
Hyperdynamics Corp. (I)	479	369
Isramco, Inc. (I)	58	8,004
James River Coal Company (I)	776	14
Jones Energy, Inc., Class A (I)	1,547	17,651
Kinder Morgan, Inc.	52,191	2,208,201
KiOR, Inc., Class A (I)	2,519	16
Laredo Petroleum, Inc. (I)(L)	3,465	35,863
Legacy Reserves LP	1,481	16,928
Linn Energy LLC	7,483	75,803
LinnCo LLC (L)	2,890	29,969
LRR Energy LP	875	6,186
Magellan Midstream Partners LP	5,258	434,626
Magnum Hunter Resources Corp. (I)(L)	5,368	16,856
Marathon Oil Corp.	15,737	445,200

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Marathon Petroleum Corp.	6,618	$597,341
MarkWest Energy Partners LP	4,141	278,234
Martin Midstream Partners LP	822	22,095
Matador Resources Company (I)	1,856	37,547
Memorial Production Partners LP	2,018	29,443
Memorial Resource Development Corp. (I)	4,543	81,910
Mid-Con Energy Partners LP	778	4,909
Midcoast Energy Partners LP	1,048	14,337
Midstates Petroleum Company, Inc. (I)	1,497	2,260
Miller Energy Resources, Inc. (I)(L)	1,008	1,260
MPLX LP	1,740	127,873
Murphy Oil Corp.	4,117	207,991
Natural Resource Partners LP	2,561	23,689
New Source Energy Partners LP	315	2,268
Newfield Exploration Company (I)	3,225	87,462
Niska Gas Storage Partners LLC	938	2,776
Noble Energy, Inc.	8,459	401,210
Northern Oil and Gas, Inc. (I)	1,562	8,825
Northern Tier Energy LP	2,044	45,254
NuStar Energy LP	1,800	103,950
NuStar GP Holdings LLC	1,048	36,072
Oasis Petroleum, Inc. (I)	2,408	39,828
Occidental Petroleum Corp.	18,228	1,469,359
Oiltanking Partners LP	1,021	47,558
ONEOK Partners LP	5,767	228,546
ONEOK, Inc.	4,821	240,038
Oxford Resource Partners LP (I)	353	353
Pacific Ethanol, Inc. (I)	607	6,270
Panhandle Oil and Gas, Inc., Class A	388	9,033
Parsley Energy, Inc., Class A (I)	2,708	43,220
PBF Energy, Inc., Class A	1,270	33,833
PBF Logistics LP	511	10,910
PDC Energy, Inc. (I)	875	36,111
Peabody Energy Corp. (L)	6,575	50,891
Penn Virginia Corp. (I)(L)	1,811	12,097
Petroquest Energy, Inc. (I)	1,669	6,242
Phillips 66	13,066	936,832
Phillips 66 Partners LP	792	54,593
Pioneer Natural Resources Company	3,348	498,350
Plains All American Pipeline LP	8,236	422,672
Plains GP Holdings LP, Class A	14,177	364,065
QEP Midstream Partners LP	1,424	23,909
QEP Resources, Inc.	4,227	85,470
Quicksilver Resources, Inc. (I)	4,280	848
Range Resources Corp.	3,963	211,822
Regency Energy Partners LP	9,325	223,800
Renewable Energy Group, Inc. (I)	1,196	11,613
Resolute Energy Corp. (I)	2,211	2,919
REX American Resources Corp. (I)	197	12,208
Rex Energy Corp. (I)	1,246	6,355
Rhino Resource Partners LP	1,123	2,527
Rice Energy, Inc. (I)	2,920	61,232
Rose Rock Midstream LP	819	37,224
Rosetta Resources, Inc. (I)	1,418	31,636
RSP Permian, Inc. (I)	1,641	41,255
Sabine Oil & Gas Corp. (I)	2,769	623
Sanchez Energy Corp. (I)(L)	1,465	13,610
SandRidge Energy, Inc. (I)(L)	10,864	19,772
SandRidge Mississippian Trust	505	1,525
SemGroup Corp., Class A	1,031	70,510
Ship Finance International, Ltd. (L)	2,094	29,567
SM Energy Company	1,585	61,149
Solazyme, Inc. (I)(L)	2,319	5,983

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Southcross Energy Partners LP	522	$8,300
Southwestern Energy Company (I)	8,217	224,242
Spectra Energy Corp.	15,677	569,075
Spectra Energy Partners LP	6,722	382,952
Stone Energy Corp. (I)	1,292	21,809
Summit Midstream Partners LP	784	29,792
Sunoco Logistics Partners LP	4,914	205,307
Sunoco LP	274	13,637
Swift Energy Company (I)(L)	1,049	4,248
Synergy Resources Corp. (I)	1,618	20,290
Syntroleum Corp. (I)	371	247
Tallgrass Energy Partners LP	561	25,077
Targa Resources Corp.	1,000	106,050
Targa Resources Partners LP	2,690	128,797
TC PipeLines LP	1,394	99,281
Teekay Corp.	1,672	85,088
Tengasco, Inc. (I)	10,700	2,761
Tesoro Corp.	2,986	222,009
Tesoro Logistics LP	1,252	73,680
The Williams Companies, Inc.	17,478	785,461
Transmontaigne Partners LP	375	11,816
Triangle Petroleum Corp. (I)(L)	2,167	10,358
Ultra Petroleum Corp. (I)(L)	3,463	45,573
Uranerz Energy Corp. (I)(L)	2,497	2,797
Uranium Energy Corp. (I)	2,161	3,782
Uranium Resources, Inc. (I)	370	688
US Energy Corp. (I)	1,052	1,557
VAALCO Energy, Inc. (I)	1,471	6,708
Valero Energy Corp.	12,328	610,236
Valero Energy Partners LP	1,400	60,550
Viper Energy Partners LP	1,860	33,722
W&T Offshore, Inc. (L)	1,817	13,337
Western Gas Equity Partners LP	4,999	301,090
Western Gas Partners LP	2,580	188,469
Western Refining Logistics LP	1,045	31,873
Western Refining, Inc.	2,296	86,743
Westmoreland Coal Company (I)	461	15,310
Whiting Petroleum Corp. (I)	3,892	128,436
Williams Partners LP	10,162	454,750
World Fuel Services Corp.	1,687	79,171
World Point Terminals LP	1,085	21,830
WPX Energy, Inc. (I)	4,651	54,091
Yuma Energy Inc (I)	2,484	4,546
Zaza Energy Corp. (I)	252	635
Zion Oil & Gas, Inc. (I)	1,070	1,466
		44,698,774
		51,560,516
Financials - 17.2%
Banks - 5.3%
1st Source Corp.	623	21,375
Access National Corp.	751	12,714
Ameriana Bancorp	334	5,578
American River Bankshares (I)	748	7,046
Ameris Bancorp	786	20,153
AmeriServ Financial, Inc.	1,409	4,424
Associated Banc-Corp.	3,482	64,870
BancFirst Corp.	351	22,250
BancorpSouth, Inc.	2,154	48,487
Bank of America Corp.	245,998	4,400,904
Bank of Hawaii Corp.	1,017	60,318
Bank of Kentucky Financial Corp.	256	12,357
Bank of the Ozarks, Inc.	1,882	71,365

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
BankUnited, Inc.	2,340	$67,790
Banner Corp.	543	23,360
Bar Harbor Bankshares	390	12,480
BB&T Corp.	16,801	653,391
BBCN Bancorp, Inc.	1,800	25,884
Blue Hills Bancorp, Inc. (I)	1,138	15,454
BOK Financial Corp.	1,512	90,780
Boston Private Financial Holdings, Inc.	2,048	27,587
C1 Financial Inc (I)	591	10,809
Cardinal Financial Corp.	1,099	21,793
Cascade Bancorp (I)	2,560	13,286
Cathay General Bancorp	1,995	51,052
Centerstate Banks, Inc.	1,478	17,603
Central Pacific Financial Corp.	984	21,156
Century Bancorp, Inc., Class A	407	16,304
Chemical Financial Corp.	849	26,013
CIT Group, Inc.	4,342	207,678
Citigroup, Inc.	70,972	3,840,296
Citizens & Northern Corp.	901	18,624
City Holding Company	491	22,846
City National Corp.	1,212	97,942
CNB Financial Corp.	935	17,298
CoBiz Financial, Inc.	1,378	18,093
Columbia Banking System, Inc.	1,354	37,384
Comerica, Inc.	4,081	191,154
Commerce Bancshares, Inc.	2,114	91,923
Community Bank Systems, Inc.	963	36,719
Community Trust Bancorp, Inc.	468	17,133
ConnectOne Bancorp, Inc.	880	16,720
Cullen/Frost Bankers, Inc.	1,423	100,521
Customers Bancorp, Inc. (I)	972	18,915
CVB Financial Corp.	2,517	40,322
Eagle Bancorp, Inc. (I)	732	26,001
East West Bancorp, Inc.	3,355	129,872
Enterprise Financial Services Corp.	1,076	21,229
FCB Financial Holdings, Inc., Class A (I)	1,074	26,463
Fifth Third Bancorp	19,352	394,297
Financial Institutions, Inc.	569	14,310
First BanCorp (I)	5,138	30,160
First Busey Corp.	3,376	21,978
First Citizens BancShares, Inc., Class A	213	53,844
First Commonwealth Financial Corp.	2,339	21,566
First Community Bancshares, Inc.	889	14,642
First Financial Bancorp	1,424	26,472
First Financial Bankshares, Inc. (L)	1,445	43,177
First Financial Corp.	561	19,983
First Horizon National Corp.	5,425	73,672
First Internet Bancorp	379	6,344
First Interstate Bancsystem, Inc., Class A	1,225	34,080
First Merchants Corp.	848	19,292
First Midwest Bancorp, Inc.	1,885	32,252
First NBC Bank Holding Company (I)	450	15,840
First Niagara Financial Group, Inc.	7,470	62,972
First Republic Bank	3,209	167,253
First Security Group, Inc. (I)	2,065	4,667
FirstMerit Corp.	3,766	71,140
Flushing Financial Corp.	1,135	23,006
FNB Corp.	3,815	50,816
Fulton Financial Corp.	4,331	53,531
German American Bancorp, Inc.	661	20,174
Glacier Bancorp, Inc.	1,833	50,902
Hancock Holding Company	1,794	55,076
Hanmi Financial Corp.	938	20,458

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Heritage Financial Corp.	1,075	$18,866
Hilltop Holdings, Inc. (I)	2,126	42,414
Home BancShares, Inc.	1,601	51,488
Huntington Bancshares, Inc.	18,827	198,060
Iberiabank Corp.	793	51,426
Independent Bank Corp. (L)	550	23,546
Independent Bank Corp. (MI)	832	10,858
Independent Bank Group, Inc.	303	11,835
International Bancshares Corp.	1,624	43,101
Investar Holding Corp.	730	10,111
Investors Bancorp, Inc.	8,116	91,102
JPMorgan Chase & Company	87,970	5,505,163
KeyCorp	20,287	281,989
Lakeland Financial Corp.	457	19,866
LNB Bancorp, Inc.	567	10,223
M&T Bank Corp.	3,009	377,991
MB Financial, Inc.	1,784	58,622
Mercantile Bank Corp.	756	15,891
MidWestOne Financial Group, Inc.	622	17,920
MutualFirst Financial, Inc.	388	8,524
National Bank Holdings Corp., Class A	949	18,420
National Bankshares, Inc. (L)	637	19,358
National Penn Bancshares, Inc.	3,509	36,932
NBT Bancorp, Inc.	992	26,060
Northrim BanCorp, Inc.	514	13,487
OFG Bancorp	1,164	19,381
Old National Bancorp	2,661	39,596
Pacific Continental Corp.	1,080	15,314
PacWest Bancorp	2,369	107,695
Park National Corp. (L)	301	26,632
Penson Worldwide, Inc. (I)	1,757	7
Peoples Bancorp, Inc.	543	14,080
Pinnacle Financial Partners, Inc.	843	33,332
Popular, Inc. (I)	2,351	80,052
Porter Bancorp, Inc. (I)	600	288
Preferred Bank	590	16,455
PrivateBancorp, Inc.	1,747	58,350
Prosperity Bancshares, Inc.	1,581	87,524
QCR Holdings, Inc.	744	13,422
Regions Financial Corp.	32,264	340,708
Renasant Corp.	690	19,962
Republic Bancorp, Inc., Class A	553	13,670
S&T Bancorp, Inc.	834	24,862
Sandy Spring Bancorp, Inc.	750	19,560
Seacoast Banking Corp. of Florida (I)	1,514	20,818
ServisFirst Bancshares, Inc.	655	21,582
Signature Bank (I)	1,141	143,720
Simmons First National Corp., Class A	433	17,601
South State Corp.	607	40,718
Southside Bancshares, Inc.	679	19,630
Square 1 Financial, Inc., Class A (I)	904	22,329
State Bank Financial Corp.	1,173	23,437
Sterling Bancorp	1,927	27,710
Stock Yards Bancorp, Inc.	611	20,371
Suffolk Bancorp	619	14,057
SunTrust Banks, Inc.	12,353	517,591
Susquehanna Bancshares, Inc.	4,360	58,555
SVB Financial Group (I)	1,166	135,338
Synovus Financial Corp.	3,289	89,099
Talmer Bancorp, Inc., Class A	1,719	24,135
TCF Financial Corp.	3,834	60,922
Texas Capital Bancshares, Inc. (I)	1,028	55,851
The Bancorp, Inc. (I)	1,064	11,587

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
The PNC Financial Services Group, Inc.	12,582	$1,147,856
Tompkins Financial Corp.	443	24,498
Towne Bank (L)	974	14,727
Trico Bancshares	863	21,316
TriState Capital Holdings, Inc. (I)	1,159	11,868
Trustmark Corp.	1,569	38,503
U.S. Bancorp	42,088	1,891,856
UMB Financial Corp.	1,083	61,612
Umpqua Holdings Corp.	5,147	87,550
Union Bankshares Corp.	1,081	26,030
Union Bankshares, Inc.	580	14,001
United Bancorp Inc/oh	941	7,763
United Bankshares, Inc.	1,602	59,995
United Community Banks, Inc.	1,109	21,004
United Security Bancshares, Inc.	739	6,525
Univest Corp. of Pennsylvania	922	18,661
Valley National Bancorp	4,698	45,618
Viewpoint Financial Group, Inc.	1,099	26,211
Washington Trust Bancorp, Inc.	492	19,769
Webster Financial Corp.	2,088	67,923
Wells Fargo & Company	122,048	6,690,671
WesBanco, Inc.	627	21,820
West Bancorp, Inc.	1,083	18,433
WestAmerica Bancorp.	712	34,902
Western Alliance Bancorp (I)	2,136	59,381
Wilshire Bancorp, Inc.	2,050	20,767
Wintrust Financial Corp.	1,120	52,371
Yadkin Financial Corp. (I)	957	18,805
Zions Bancorporation	4,758	135,651
		32,110,901
Capital markets - 2.5%
Affiliated Managers Group, Inc. (I)	1,299	275,700
AllianceBernstein Holding LP	2,190	56,568
American Capital, Ltd. (I)	6,440	94,088
Ameriprise Financial, Inc.	4,377	578,858
Apollo Investment Corp. (L)	5,361	39,779
Ares Capital Corp.	6,872	107,238
Ares Management LP	1,977	33,886
Arlington Asset Investment Corp., Class A	677	18,015
Artisan Partners Asset
Management, Inc., Class A	1,735	87,670
Ashford, Inc. (I)	27	2,538
BGC Partners, Inc., Class A	4,863	44,496
BlackRock Kelso Capital Corp.	1,786	14,645
BlackRock, Inc.	3,890	1,390,908
Cohen & Steers, Inc. (L)	1,079	45,404
Cowen Group, Inc., Class A (I)	2,816	13,517
E*TRADE Financial Corp. (I)	6,771	164,231
Eaton Vance Corp.	2,769	113,335
Ellington Financial LLC	739	14,750
Evercore Partners, Inc., Class A	903	47,290
FBR & Company (I)	458	11,262
Federated Investors, Inc., Class B	2,362	77,781
Fifth Street Finance Corp.	3,923	31,423
Financial Engines, Inc. (L)	1,195	43,677
Fortress Investment Group LLC, Class A	10,733	86,079
Franklin Resources, Inc.	14,674	812,499
FXCM, Inc., Class A	1,105	18,310
GAMCO Investors, Inc., Class A	622	55,321
GFI Group, Inc.	2,941	16,028
Golub Capital BDC, Inc.	1,030	18,468
Greenhill & Company, Inc.	703	30,651
Harris & Harris Group, Inc. (I)	1,138	3,357

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Hercules Technology Growth Capital, Inc.	1,298	$19,314
HFF, Inc., Class A	916	32,903
Horizon Technology Finance Corp.	716	10,017
Interactive Brokers Group, Inc., Class A	1,373	40,037
INTL. FCStone, Inc. (I)	680	13,988
Invesco, Ltd.	10,105	399,350
Investment Technology Group, Inc. (I)	961	20,008
Janus Capital Group, Inc.	4,317	69,633
KCAP Financial, Inc.	1,914	13,053
Ladenburg Thalmann
Financial Services, Inc. (I)	4,635	18,308
Lazard, Ltd., Class A	2,789	139,534
Legg Mason, Inc.	2,715	144,900
LPL Financial Holdings, Inc.	2,369	105,539
Main Street Capital Corp. (L)	1,117	32,661
Medallion Financial Corp.	722	7,227
Medley Capital Corp.	1,039	9,600
Moelis & Company, Class A	1,259	43,977
Morgan Stanley	45,986	1,784,257
MVC Capital, Inc.	1,286	12,641
New Mountain Finance Corp. (L)	1,367	20,423
Northern Trust Corp.	5,410	364,634
Northstar Asset Management, Inc.	4,555	102,806
Oaktree Capital Group LLC	3,643	188,817
Och-Ziff Capital Management Group LLC	11,232	131,190
Oppenheimer Holdings, Inc., Class A	428	9,951
PennantPark Investment Corp.	1,523	14,514
Piper Jaffray Companies (I)	361	20,970
Prospect Capital Corp. (L)	6,274	51,823
Pzena Investment Management, Inc., Class A	2,091	19,781
Raymond James Financial, Inc.	3,277	187,739
RCS Capital Corp., Class A	670	8,201
Saratoga Investment Corp.	446	6,623
SEI Investments Company	3,889	155,716
Solar Capital, Ltd.	1,264	22,765
Solar Senior Capital, Ltd.	978	14,641
State Street Corp.	9,921	778,799
Stellus Capital Investment Corp.	1,024	12,063
Stifel Financial Corp. (I)	1,589	81,071
T. Rowe Price Group, Inc.	6,169	529,670
TCP Capital Corp. (L)	849	14,246
TD Ameritrade Holding Corp.	12,846	459,630
The Bank of New York Mellon Corp.	26,468	1,073,807
The Blackstone Group LP	12,096	409,208
The Carlyle Group LP	1,413	38,858
The Charles Schwab Corp.	30,583	923,301
The Goldman Sachs Group, Inc.	10,305	1,997,418
THL Credit, Inc.	1,140	13,406
TICC Capital Corp.	1,539	11,589
TPG Specialty Lending, Inc. (L)	1,156	19,444
Triangle Capital Corp.	656	13,310
Triplepoint Venture Growth BDC Corp.	664	9,860
U.S. Global Investors, Inc., Class A	1,559	4,833
Virtus Investment Partners, Inc.	232	39,554
Waddell & Reed Financial, Inc., Class A	1,952	97,249
Walter Investment Management Corp. (I)(L)	929	15,338
Westwood Holdings Group, Inc.	304	18,793
WisdomTree Investments, Inc.	2,724	42,699
		15,189,459
Consumer finance - 0.9%
American Express Company	24,459	2,275,665
Asta Funding, Inc. (I)	1,253	10,964
Atlanticus Holdings Corp. (I)	1,048	2,568

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Consumer finance (continued)
Capital One Financial Corp.	13,056	$1,077,773
Cash America International, Inc.	711	16,083
Consumer Portfolio Services, Inc. (I)	1,525	11,224
Credit Acceptance Corp. (I)	508	69,296
Discover Financial Services	10,747	703,821
Encore Capital Group, Inc. (I)	614	27,262
Enova International, Inc. (I)	650	14,469
Ezcorp, Inc., Class A (I)	1,228	14,429
First Cash Financial Services, Inc. (I)	673	37,466
Green Dot Corp., Class A (I)	1,027	21,043
Navient Corp.	9,613	207,737
Nelnet, Inc., Class A	1,071	49,619
PRA Group, Inc. (I)	1,203	69,690
Santander Consumer USA Holdings, Inc.	8,069	158,233
SLM Corp.	9,718	99,026
Springleaf Holdings, Inc. (I)	2,601	94,078
Synchrony Financial (I)	19,365	576,109
The First Marblehead Corp. (I)	358	2,130
World Acceptance Corp. (I)	270	21,452
		5,560,137
Diversified financial services - 2.0%
Berkshire Hathaway, Inc., Class B (I)	57,603	8,649,090
CBOE Holdings, Inc.	1,984	125,825
CME Group, Inc.	7,882	698,739
Gain Capital Holdings, Inc.	1,162	10,481
Intercontinental Exchange Group, Inc.	2,655	582,215
Leucadia National Corp.	8,626	193,395
Life Partners Holdings, Inc.	788	525
MarketAxess Holdings, Inc.	941	67,479
Marlin Business Services Corp.	471	9,670
McGraw-Hill Financial, Inc.	6,331	563,332
Moody’s Corp.	4,934	472,727
MSCI, Inc.	2,721	129,084
NewStar Financial, Inc. (I)	1,315	16,832
PHH Corp. (I)	1,363	32,657
PICO Holdings, Inc. (I)	659	12,422
The NASDAQ OMX Group, Inc.	3,905	187,284
Voya Financial, Inc.	5,754	243,855
		11,995,612
Insurance - 2.5%
Aflac, Inc.	10,667	651,647
Alleghany Corp. (I)	379	175,667
American Equity Investment Life
Holding Company	1,878	54,819
American Financial Group, Inc.	2,019	122,594
American International Group, Inc.	33,455	1,873,815
American National Insurance Company	628	71,755
AMERISAFE, Inc.	520	22,027
AmTrust Financial Services, Inc. (L)	1,771	99,619
Arch Capital Group, Ltd. (I)	2,997	177,123
Argo Group International Holdings, Ltd.	598	33,171
Arthur J. Gallagher & Company	3,636	171,183
Aspen Insurance Holdings, Ltd.	1,417	62,022
Assurant, Inc.	1,589	108,735
Assured Guaranty, Ltd.	3,878	100,789
Atlas Financial Holdings, Inc. (I)	635	10,363
Axis Capital Holdings, Ltd.	2,241	114,493
Baldwin & Lyons, Inc., Class B	834	21,501
Brown & Brown, Inc.	3,305	108,768
Cincinnati Financial Corp.	3,793	196,591
CNA Financial Corp.	6,192	239,692
CNO Financial Group, Inc.	5,057	87,082

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Crawford & Company, Class B	1,640	$16,859
eHealth, Inc. (I)	439	10,940
EMC Insurance Group, Inc.	608	21,560
Employers Holdings, Inc.	815	19,161
Endurance Specialty Holdings, Ltd.	964	57,686
Enstar Group, Ltd. (I)	365	55,805
Erie Indemnity Company, Class A	1,067	96,852
Everest Re Group, Ltd.	964	164,169
FBL Financial Group, Inc., Class A	716	41,549
Federated National Holding Company	385	9,302
Fidelity & Guaranty Life	1,517	36,818
First American Financial Corp.	2,568	87,055
FNF Group	6,610	227,715
Genworth Financial, Inc., Class A (I)	11,494	97,699
HCC Insurance Holdings, Inc.	2,354	125,986
HCI Group, Inc.	331	14,312
Heritage Insurance Holdings, Inc. (I)	903	17,545
Horace Mann Educators Corp.	890	29,530
Infinity Property & Casualty Corp.	294	22,714
Investors Title Company	166	12,012
Kansas City Life Insurance Company	529	25,408
Kemper Corp.	1,255	45,318
Lincoln National Corp.	6,117	352,767
Loews Corp.	8,870	372,717
Maiden Holdings, Ltd.	1,994	25,503
Markel Corp. (I)	325	221,923
Marsh & McLennan Companies, Inc.	12,670	725,231
MBIA, Inc. (I)	4,550	43,407
Meadowbrook Insurance Group, Inc.	1,995	16,878
Mercury General Corp.	1,321	74,861
MetLife, Inc.	26,414	1,428,733
Montpelier Re Holdings, Ltd.	1,014	36,321
National General Holdings Corp.	1,992	37,071
National Interstate Corp.	564	16,807
Old Republic International Corp.	5,919	86,595
OneBeacon Insurance Group, Ltd., Class A	2,540	41,148
PartnerRe, Ltd.	1,037	118,353
Platinum Underwriters Holdings, Ltd.	570	41,849
Primerica, Inc.	1,305	70,809
Principal Financial Group, Inc.	6,860	356,308
ProAssurance Corp.	1,354	61,133
Protective Life Corp.	1,833	127,668
Prudential Financial, Inc.	10,728	970,455
Reinsurance Group of America, Inc.	1,554	136,161
RenaissanceRe Holdings, Ltd.	818	79,526
RLI Corp.	1,092	53,945
Safety Insurance Group, Inc.	398	25,476
Selective Insurance Group, Inc.	1,417	38,500
StanCorp Financial Group, Inc.	1,053	73,563
State Auto Financial Corp.	1,117	24,820
Stewart Information Services Corp.	683	25,298
Symetra Financial Corp.	2,689	61,981
The Allstate Corp.	10,148	712,897
The Chubb Corp.	5,602	579,639
The Hanover Insurance Group, Inc.	992	70,749
The Hartford Financial Services Group, Inc.	10,557	440,121
The Navigators Group, Inc. (I)	351	25,742
The Phoenix Companies, Inc. (I)	217	14,945
The Progressive Corp.	13,871	374,378
The Travelers Companies, Inc.	7,910	837,274
Torchmark Corp.	3,038	164,568
United Fire Group, Inc.	746	22,179
United Insurance Holdings Corp.	687	15,080

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Universal Insurance Holdings, Inc.	966	$19,755
Unum Group	5,917	206,385
Validus Holdings, Ltd.	1,959	81,416
W.R. Berkley Corp.	2,926	149,987
White Mountains Insurance Group, Ltd.	136	85,695
		15,286,068
Real estate investment trusts - 3.5%
Acadia Realty Trust	1,506	48,237
AG Mortgage Investment Trust, Inc.	872	16,193
Agree Realty Corp.	612	19,027
Alexander’s, Inc.	132	57,708
Alexandria Real Estate Equities, Inc.	1,617	143,493
Altisource Residential Corp., Class B	611	11,853
American Assets Trust, Inc.	1,121	44,627
American Campus Communities, Inc.	2,339	96,741
American Capital Agency Corp.	8,021	175,098
American Capital Mortgage Investment Corp.	1,180	22,231
American Homes 4 Rent, Class A	4,217	71,816
American Realty Capital Properties, Inc.	21,417	193,824
American Residential Properties, Inc. (I)	1,082	19,011
American Tower Corp.	9,231	912,484
AmREIT, Inc.	605	16,057
Annaly Capital Management, Inc.	21,131	228,426
Anworth Mortgage Asset Corp.	3,235	16,984
Apartment Investment & Management
Company, Class A	3,316	123,189
Apollo Commercial Real Estate Finance, Inc.	1,131	18,503
Apollo Residential Mortgage, Inc.	942	14,855
Arbor Realty Trust, Inc.	2,192	14,840
Ares Commercial Real Estate Corp.	1,441	16,543
Armada Hoffler Properties, Inc.	2,193	20,812
ARMOUR Residential REIT, Inc.	8,542	31,435
Ashford Hospitality Prime, Inc.	823	14,123
Ashford Hospitality Trust, Inc.	2,407	25,225
Associated Estates Realty Corp.	1,297	30,103
AvalonBay Communities, Inc.	3,050	498,340
Aviv REIT, Inc.	1,183	40,790
BioMed Realty Trust, Inc.	4,437	95,573
Blackstone Mortgage Trust, Inc., Class A	1,347	39,252
Boston Properties, Inc.	3,553	457,236
Brandywine Realty Trust	4,232	67,627
Brixmor Property Group, Inc.	5,747	142,755
BRT Realty Trust (I)	1,467	10,240
Camden Property Trust	2,001	147,754
Campus Crest Communities, Inc.	1,960	14,328
Capstead Mortgage Corp.	2,151	26,414
CaretTust REIIT, Inc.	1,184	14,599
CatchMark Timber Trust, Inc., Class A	1,518	17,184
CBL & Associates Properties, Inc.	3,918	76,088
Cedar Realty Trust, Inc.	3,268	23,987
Chambers Street Properties	5,839	47,062
Chatham Lodging Trust	802	23,234
Chesapeake Lodging Trust	1,205	44,838
Chimera Investment Corp.	22,437	71,350
Colony Financial, Inc.	2,462	58,645
Columbia Property Trust, Inc.	2,913	73,845
CoreSite Realty Corp.	596	23,274
Corporate Office Properties Trust	2,061	58,471
Corrections Corp. of America	2,505	91,032
Cousins Properties, Inc.	5,383	61,474
Crown Castle International Corp.	7,780	612,286
CubeSmart	3,554	78,437
CyrusOne, Inc.	519	14,298

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
CYS Investments, Inc.	3,822	$33,328
DCT Industrial Trust, Inc.	2,000	71,320
DDR Corp.	8,136	149,377
DiamondRock Hospitality Company	4,435	65,948
Digital Realty Trust, Inc.	3,107	205,994
Douglas Emmett, Inc.	3,392	96,333
Duke Realty Corp.	7,981	161,216
DuPont Fabros Technology, Inc.	1,651	54,879
Dynex Capital, Inc.	1,997	16,475
EastGroup Properties, Inc.	779	49,326
Education Realty Trust, Inc.	1,205	44,091
Empire State Realty Trust, Inc., Class A	2,269	39,889
EPR Properties	1,236	71,231
Equity Commonwealth	2,882	73,981
Equity LifeStyle Properties, Inc.	1,863	96,038
Equity One, Inc.	2,788	70,704
Equity Residential	8,446	606,761
Essex Property Trust, Inc.	1,487	307,214
Excel Trust, Inc.	1,798	24,075
Extra Space Storage, Inc.	2,706	158,680
Federal Realty Investment Trust	1,545	206,196
FelCor Lodging Trust, Inc.	3,209	34,721
First Industrial Realty Trust, Inc.	2,658	54,648
First Potomac Realty Trust	1,475	18,231
Franklin Street Properties Corp.	2,442	29,963
Gaming and Leisure Properties, Inc.	2,074	60,851
General Growth Properties, Inc.	20,710	582,572
Getty Realty Corp.	1,062	19,339
Glimcher Realty Trust	3,520	48,365
Government Properties Income Trust	1,666	38,335
Gramercy Property Trust, Inc.	3,295	22,736
Hatteras Financial Corp.	2,201	40,564
HCP, Inc.	10,605	466,938
Health Care REIT, Inc.	7,189	543,992
Healthcare Realty Trust, Inc.	2,408	65,787
Healthcare Trust of America, Inc., Class A	2,729	73,506
Hersha Hospitality Trust	5,147	36,183
Highwoods Properties, Inc.	2,055	90,995
Home Properties, Inc.	1,318	86,461
Hospitality Properties Trust	3,315	102,765
Host Hotels & Resorts, Inc.	17,657	419,707
Hudson Pacific Properties, Inc.	1,670	50,200
Independence Realty Trust, Inc.	1,051	9,785
Inland Real Estate Corp.	2,409	26,379
Invesco Mortgage Capital, Inc.	2,791	43,149
Investors Real Estate Trust	2,505	20,466
Iron Mountain, Inc.	4,824	186,496
iStar Financial, Inc. (I)	2,248	30,685
JAVELIN Mortgage Investment Corp.	1,059	10,982
Kilroy Realty Corp.	1,914	132,200
Kimco Realty Corp.	9,470	238,076
Kite Realty Group Trust	2,004	57,595
Lamar Advertising Company, Class A	2,209	118,491
LaSalle Hotel Properties	2,426	98,180
Lexington Realty Trust	5,628	61,795
Liberty Property Trust	3,388	127,490
LTC Properties, Inc.	822	35,486
Mack-Cali Realty Corp.	2,086	39,759
Medical Properties Trust, Inc.	3,932	54,183
MFA Financial, Inc.	7,524	60,117
Mid-America Apartment Communities, Inc.	1,694	126,508
Monmouth Real Estate
Investment Corp., Class A	1,889	20,911

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
National Health Investors, Inc.	812	$56,808
National Retail Properties, Inc.	2,759	108,622
New Residential Investment Corp.	3,019	38,553
New Senior Investment Group Inc	1,798	29,577
New York Mortgage Trust, Inc.	1,975	15,227
New York REIT, Inc.	4,346	46,024
Newcastle Investment Corp.	1,798	8,073
NorthStar Realty Finance	5,759	101,243
Omega Healthcare Investors, Inc.	2,861	111,779
One Liberty Properties, Inc.	787	18,628
Outfront Media Inc	3,109	83,446
Owens Realty Mortgage, Inc.	632	9,259
Parkway Properties, Inc.	2,579	47,428
Pebblebrook Hotel Trust	1,599	72,962
Pennsylvania Real Estate Investment Trust	1,656	38,850
PennyMac Mortgage Investment Trust	1,521	32,078
Piedmont Office Realty Trust, Inc., Class A	3,612	68,050
Plum Creek Timber Company, Inc.	4,045	173,086
Post Properties, Inc.	1,263	74,227
Potlatch Corp.	951	39,818
Prologis, Inc.	11,743	505,301
PS Business Parks, Inc.	623	49,553
Public Storage	4,018	742,727
QTS Realty Trust, Inc., Class A	719	24,331
RAIT Financial Trust	2,187	16,774
Ramco-Gershenson Properties Trust	1,766	33,095
Rayonier, Inc.	2,819	78,763
Realty Income Corp.	5,117	244,132
Redwood Trust, Inc.	2,106	41,488
Regency Centers Corp.	2,143	136,681
Resource Capital Corp.	3,205	16,153
Retail Opportunity Investments Corp.	1,793	30,104
Retail Properties of America, Inc., Class A	5,457	91,077
Rexford Industrial Realty, Inc.	899	14,123
RLJ Lodging Trust	3,050	102,267
Rouse Properties, Inc.	1,430	26,484
Ryman Hospitality Properties	1,232	64,976
Sabra Health Care REIT, Inc.	1,195	36,292
Saul Centers, Inc.	486	27,794
Select Income REIT	1,310	31,977
Senior Housing Properties Trust	4,602	101,750
Silver Bay Realty Trust Corp.	1,100	18,216
Simon Property Group, Inc.	7,257	1,321,572
SL Green Realty Corp.	2,231	265,534
Sovran Self Storage, Inc.	788	68,729
Spirit Realty Capital, Inc.	9,291	110,470
STAG Industrial, Inc.	1,358	33,271
Starwood Property Trust, Inc.	4,985	115,851
Starwood Waypoint Residential Trust	918	24,208
Strategic Hotels & Resorts, Inc. (I)	5,792	76,628
Summit Hotel Properties, Inc.	2,378	29,582
Sun Communities, Inc.	1,125	68,018
Sunstone Hotel Investors, Inc.	5,035	83,128
Tanger Factory Outlet Centers	2,168	80,129
Taubman Centers, Inc.	1,475	112,720
Terreno Realty Corp.	993	20,486
The Macerich Company	3,200	266,912
Trade Street Residential, Inc.	1,158	8,905
Two Harbors Investment Corp.	7,848	78,637
UDR, Inc.	5,913	182,239
Universal Health Realty Income Trust	503	24,204
Urstadt Biddle Properties, Inc.	242	4,392
Urstadt Biddle Properties, Inc., Class A	910	19,911

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Ventas, Inc.	6,832	$489,854
Vornado Realty Trust	4,362	513,451
Washington Prime Group, Inc.	3,712	63,921
Washington Real Estate Investment Trust	1,560	43,150
Weingarten Realty Investors	2,862	99,941
Western Asset Mortgage Capital Corp.	1,122	16,493
Weyerhaeuser Company	12,375	444,139
Wheeler Real Estate Investment Trust, Inc.	1,681	6,640
Winthrop Realty Trust	1,052	16,401
WP Carey, Inc.	2,249	157,655
		20,777,466
Real estate management and development - 0.2%
Alexander & Baldwin, Inc.	1,192	46,798
American Spectrum Realty, Inc. (I)	265	451
AV Homes, Inc. (I)	996	14,512
CBRE Group, Inc., Class A (I)	7,748	265,369
Forest City Enterprises, Inc., Class A (I)	4,623	98,470
Forestar Group, Inc. (I)	1,047	16,124
Gladstone Land Corp.	633	6,773
Jones Lang LaSalle, Inc.	1,021	153,079
Kennedy-Wilson Holdings, Inc.	2,289	57,912
Marcus & Millichap, Inc. (I)	862	28,662
Tejon Ranch Company (I)	488	14,376
The Howard Hughes Corp. (I)	922	120,247
The St. Joe Company (I)(L)	2,200	40,458
		863,231
Thrifts and mortgage finance - 0.3%
Astoria Financial Corp.	2,156	28,804
Beneficial Mutual Bancorp, Inc. (I)	1,922	23,583
Berkshire Hills Bancorp, Inc.	656	17,489
BofI Holding, Inc. (I)	329	25,599
Brookline Bancorp, Inc.	2,335	23,420
Capitol Federal Financial, Inc.	3,236	41,356
Chicopee Bancorp, Inc.	729	12,211
Clifton Bancorp, Inc.	1,200	16,308
Dime Community Bancshares, Inc.	1,286	20,936
Doral Financial Corp. (I)	195	770
ESB Financial Corp.	1,202	22,766
EverBank Financial Corp.	2,690	51,271
Federal Agricultural Mortgage Corp., Class C	323	9,800
Federal Home Loan Mortgage Corp. (I)(L)	15,491	31,911
Federal National Mortgage Association (I)(L)	27,693	56,909
First Defiance Financial Corp.	515	17,541
Flagstar Bancorp, Inc. (I)	1,507	23,705
Fox Chase Bancorp, Inc.	1,070	17,837
HF Financial Corp.	665	9,277
HomeStreet, Inc.	713	12,413
Hudson City Bancorp, Inc.	12,343	124,911
IMPAC Mortgage Holdings, Inc. (I)	266	1,649
Kearny Financial Corp. (I)	1,615	22,206
Ladder Capital Corp., Class A (I)	2,354	46,162
Meridian Bancorp, Inc. (I)	1,352	15,169
MGIC Investment Corp. (I)	8,139	75,855
Naugatuck Valley Financial Corp. (I)	892	7,662
New Hampshire Thrift Bancshares, Inc.	812	12,683
New York Community Bancorp, Inc.	9,326	149,216
NMI Holdings, Inc., Class A (I)	1,469	13,412
Northfield Bancorp, Inc.	1,491	22,067
Northwest Bancshares, Inc.	2,417	30,285
OceanFirst Financial Corp.	1,130	19,368
Ocwen Financial Corp. (I)(L)	2,993	45,194
Oritani Financial Corp.	1,190	18,326

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
People’s United Financial, Inc.	6,498	$98,640
Provident Financial Services, Inc.	1,750	31,605
Radian Group, Inc.	4,589	76,728
Security National Financial Corp., Class A (I)	441	2,540
Territorial Bancorp, Inc.	817	17,606
TFS Financial Corp.	6,784	100,980
Tree.com, Inc. (I)	326	15,759
TrustCo Bank Corp.	2,802	20,343
United Community Financial Corp.	1,925	10,337
United Financial Bancorp, Inc.	1,528	21,942
Walker & Dunlop, Inc. (I)	894	15,681
Washington Federal, Inc.	2,085	46,183
WSFS Financial Corp.	300	23,067
		1,549,482
		103,332,356
Health care - 12.5%
Biotechnology - 2.9%
ACADIA Pharmaceuticals, Inc. (I)	2,272	72,136
Acceleron Pharma, Inc. (I)(L)	639	24,895
Achillion Pharmaceuticals, Inc. (I)(L)	2,357	28,873
Acorda Therapeutics, Inc. (I)	997	40,747
Aegerion Pharmaceuticals, Inc. (I)(L)	693	14,511
Affymax, Inc.	914	92
Agios Pharmaceuticals, Inc. (I)(L)	744	83,358
Akebia Therapeutics, Inc. (I)(L)	384	4,470
Alder Biopharmaceuticals, Inc. (I)	876	25,483
Alexion Pharmaceuticals, Inc. (I)	4,620	854,839
Alkermes PLC (I)	3,410	199,690
Alnylam Pharmaceuticals, Inc. (I)	1,814	175,958
AMAG Pharmaceuticals, Inc. (I)	504	21,480
Ambit Biosciences Corp. (I)	515	309
Amgen, Inc.	17,742	2,826,123
Amicus Therapeutics, Inc. (I)	2,070	17,222
Anacor Pharmaceuticals, Inc. (I)	1,005	32,411
Anthera Pharmaceuticals, Inc. (I)	2,041	3,225
Applied Genetic Technologies Corp. (I)	426	8,955
Ardelyx Inc (I)	547	10,333
Arena Pharmaceuticals, Inc. (I)(L)	5,611	19,470
ARIAD Pharmaceuticals, Inc. (I)(L)	4,350	29,885
ArQule, Inc. (I)	1,903	2,322
Array BioPharma, Inc. (I)	3,361	15,898
Arrowhead Research Corp. (I)(L)	1,645	12,140
Asterias Biotherapeutics, Inc. (I)	151	488
Auspex Pharmaceuticals, Inc. (I)	529	27,762
Avalanche Biotechnologies, Inc. (I)	534	28,836
AVEO Pharmaceuticals, Inc. (I)	937	787
BIND Therapeutics, Inc. (I)	634	3,424
BioCryst Pharmaceuticals, Inc. (I)(L)	1,528	18,580
Biogen Idec, Inc. (I)	5,519	1,873,425
BioMarin Pharmaceutical, Inc. (I)	3,449	311,790
BioTime, Inc. (I)	2,574	9,601
Bluebird Bio, Inc. (I)	466	42,742
Cara Therapeutics, Inc. (I)	743	7,408
CEL-SCI Corp. (I)	923	536
Celgene Corp. (I)	18,695	2,091,223
Celladon Corp. (I)	703	13,730
Celldex Therapeutics, Inc. (I)(L)	2,207	40,278
Cepheid, Inc. (I)	1,626	88,032
ChemoCentryx, Inc. (I)	1,019	6,960
Chimerix, Inc. (I)	598	24,075
Clovis Oncology, Inc. (I)(L)	780	43,680
Concert Pharmaceuticals Inc (I)	590	7,859

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Coronado Biosciences, Inc. (I)	808	$1,972
CTI BioPharma Corp. (I)(L)	3,833	9,046
Cubist Pharmaceuticals, Inc. (I)	1,790	180,164
Curis, Inc. (I)	1,723	2,585
Cytokinetics, Inc. (I)	592	4,742
Cytori Therapeutics, Inc. (I)(L)	4,643	2,269
Dendreon Corp. (I)	5,942	434
Dicerna Pharmaceuticals, Inc. (I)	616	10,146
Durata Therapeutics, Inc. (I)	722	838
Dyax Corp. (I)	3,331	46,834
Dynavax Technologies Corp. (I)(L)	804	13,555
Emergent Biosolutions, Inc. (I)	908	24,725
Enanta Pharmaceuticals, Inc. (I)(L)	448	22,781
Enzon Pharmaceuticals, Inc. (I)	1,758	1,916
Epirus Biopharmaceuticals, Inc. (I)	39	221
Epizyme, Inc. (I)	647	12,209
Esperion Therapeutics, Inc. (I)	413	16,702
Exact Sciences Corp. (I)(L)	1,948	53,453
Exelixis, Inc. (I)	4,652	6,699
Five Prime Therapeutics, Inc. (I)	578	15,606
Flexion Therapeutics, Inc. (I)	500	10,095
Foundation Medicine, Inc. (I)(L)	681	15,132
Galena Biopharma, Inc. (I)	4,519	6,824
Genocea Biosciences, Inc. (I)	622	4,354
Genomic Health, Inc. (I)(L)	747	23,882
Geron Corp. (I)(L)	3,630	11,798
Gilead Sciences, Inc. (I)	35,329	3,330,112
GTx, Inc. (I)	1,712	1,250
Halozyme Therapeutics, Inc. (I)(L)	2,949	28,458
Hyperion Therapeutics, Inc. (I)	613	14,712
Immune Design Corp. (I)	432	13,297
ImmunoCellular Therapeutics, Ltd. (I)	2,073	1,513
ImmunoGen, Inc. (I)	1,931	11,779
Immunomedics, Inc. (I)(L)	2,223	10,670
Incyte Corp. (I)	3,937	287,834
Infinity Pharmaceuticals, Inc. (I)	1,260	21,281
Inovio Pharmaceuticals, Inc. (I)(L)	1,464	13,440
Insmed, Inc. (I)	1,079	16,692
Insys Therapeutics, Inc. (I)	803	33,854
Intercept Pharmaceuticals, Inc. (I)	498	77,688
Intrexon Corp. (I)(L)	2,147	59,107
Ironwood Pharmaceuticals, Inc. (I)	3,209	49,162
Isis Pharmaceuticals, Inc. (I)(L)	2,779	171,575
Keryx Biopharmaceuticals, Inc. (I)(L)	2,088	29,545
Kite Pharma, Inc. (I)(L)	898	51,788
Kythera Biopharmaceuticals, Inc. (I)(L)	566	19,629
Lexicon Pharmaceuticals, Inc. (I)(L)	11,846	10,779
Ligand Pharmaceuticals, Inc. (I)	534	28,414
MacroGenics, Inc. (I)	697	24,444
MannKind Corp. (I)(L)	9,636	50,252
Medivation, Inc. (I)	1,776	176,907
Merrimack Pharmaceuticals, Inc. (I)(L)	2,436	27,527
MiMedx Group, Inc. (I)(L)	2,301	26,531
Momenta Pharmaceuticals, Inc. (I)	1,421	17,109
Myriad Genetics, Inc. (I)(L)	1,697	57,800
Nanosphere, Inc. (I)	1,542	605
Neuralstem, Inc. (I)	2,608	7,094
Neurocrine Biosciences, Inc. (I)	1,654	36,950
NewLink Genetics Corp. (I)(L)	768	30,528
Northwest Biotherapeutics, Inc. (I)(L)	2,131	11,401
Novavax, Inc. (I)	5,135	30,451
NPS Pharmaceuticals, Inc. (I)	2,475	88,531
Omthera Pharmaceuticals, Inc. (I)	598	1,076

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
OncoGenex Pharmaceuticals, Inc. (I)	486	$1,113
OncoMed Pharmaceuticals, Inc. (I)	664	14,449
Onconova Therapeutics, Inc. (I)	648	2,132
Ophthotech Corp. (I)(L)	656	29,435
OPKO Health, Inc. (I)(L)	10,344	103,337
Orexigen Therapeutics, Inc. (I)(L)	3,358	20,349
Osiris Therapeutics, Inc. (I)(L)	877	14,023
Otonomy, Inc. (I)	519	17,298
OvaScience, Inc. (I)(L)	531	23,481
PDL BioPharma, Inc. (L)	3,871	29,845
Peregrine Pharmaceuticals, Inc. (I)	7,182	9,983
Pharmacyclics, Inc. (I)	1,780	217,623
PharmAthene, Inc. (I)	2,050	3,711
Portola Pharmaceuticals, Inc. (I)	802	22,713
Progenics Pharmaceuticals, Inc. (I)(L)	2,184	16,511
Protalix BioTherapeutics, Inc. (I)	2,723	5,010
PTC Therapeutics, Inc. (I)	640	33,133
Puma Biotechnology, Inc. (I)	682	129,082
Raptor Pharmaceutical Corp. (I)(L)	1,637	17,221
Receptos, Inc. (I)	437	53,537
Regeneron Pharmaceuticals, Inc. (I)	2,362	969,011
Regulus Therapeutics, Inc. (I)	805	12,912
Repligen Corp. (I)	766	15,167
Retrophin, Inc. (I)	447	5,471
Rigel Pharmaceuticals, Inc. (I)	2,154	4,890
Sage Therapeutics, Inc. (I)	622	22,765
Sangamo BioSciences, Inc. (I)	1,501	22,830
Sarepta Therapeutics, Inc. (I)(L)	1,043	15,092
Savient Pharmaceuticals, Inc. (I)	1,834	0
Seattle Genetics, Inc. (I)(L)	2,827	90,832
SIGA Technologies, Inc. (I)	1,202	1,731
Spectrum Pharmaceuticals, Inc. (I)	1,952	13,527
Sunesis Pharmaceuticals, Inc. (I)	1,601	4,083
Synageva BioPharma Corp. (I)(L)	753	69,871
Synergy Pharmaceuticals, Inc. (I)(L)	2,510	7,656
Synta Pharmaceuticals Corp. (I)	3,256	8,628
Synthetic Biologics Inc (I)	3,772	5,507
T2 Biosystems Inc (I)	544	10,467
Targacept, Inc. (I)	722	1,899
TESARO, Inc. (I)(L)	903	33,583
Threshold Pharmaceuticals, Inc. (I)	2,246	7,142
Ultragenyx Pharmaceutical, Inc. (I)	688	30,189
United Therapeutics Corp. (I)	1,103	142,827
Vanda Pharmaceuticals, Inc. (I)(L)	813	11,642
Verastem, Inc. (I)	716	6,544
Vericel Corp. (I)	158	480
Versartis, Inc. (I)	475	10,664
Vertex Pharmaceuticals, Inc. (I)	5,569	661,597
Vital Therapies, Inc. (I)	664	16,554
Xencor, Inc. (I)	877	14,067
XOMA Corp. (I)	2,314	8,307
Zafgen, Inc. (I)(L)	643	19,830
ZIOPHARM Oncology, Inc. (I)	2,099	10,642
		17,555,201
Health care equipment and supplies - 1.9%
Abaxis, Inc.	476	27,051
Abbott Laboratories	35,176	1,583,624
ABIOMED, Inc. (I)	1,039	39,544
Accuray, Inc. (I)	1,959	14,790
Alere, Inc. (I)	1,895	72,010
Align Technology, Inc. (I)	1,916	107,124
Allied Healthcare Products Inc (I)	1,783	3,281
Alphatec Holdings, Inc. (I)	2,105	2,968

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Analogic Corp.	318	$26,906
AngioDynamics, Inc. (I)	1,074	20,417
Anika Therapeutics, Inc. (I)	309	12,589
Antares Pharma, Inc. (I)(L)	3,213	8,257
AtriCure, Inc. (I)	972	19,401
Atrion Corp.	45	15,300
Baxano Surgical, Inc. (I)	1,095	5
Baxter International, Inc.	12,660	927,851
Becton, Dickinson and Company	4,461	620,793
Biolase, Inc. (I)	1,230	3,235
Boston Scientific Corp. (I)	31,126	412,420
C.R. Bard, Inc.	1,730	288,253
Cantel Medical Corp.	1,032	44,644
Cardiovascular Systems, Inc. (I)	758	22,801
CareFusion Corp. (I)	4,707	279,313
CONMED Corp.	658	29,584
Cyberonics, Inc. (I)	593	33,018
Cynosure, Inc., Class A (I)	691	18,947
Delcath Systems, Inc. (I)	78	94
DENTSPLY International, Inc.	3,194	170,144
DexCom, Inc. (I)	1,823	100,356
Edwards Lifesciences Corp. (I)	2,471	314,756
Endologix, Inc. (I)	1,563	23,898
EnteroMedics, Inc. (I)	2,044	2,902
Exactech, Inc. (I)	465	10,960
GenMark Diagnostics, Inc. (I)	1,303	17,734
Globus Medical, Inc., Class A (I)	2,359	56,073
Greatbatch, Inc. (I)	531	26,178
Haemonetics Corp. (I)	1,210	45,278
Halyard Health, Inc. (I)	1,088	49,471
HeartWare International, Inc. (I)	402	29,519
Hill-Rom Holdings, Inc.	1,350	61,587
Hologic, Inc. (I)	6,532	174,666
ICU Medical, Inc. (I)	360	29,484
IDEXX Laboratories, Inc. (I)	1,173	173,921
Inogen, Inc. (I)	564	17,693
Insulet Corp. (I)	1,332	61,352
Integra LifeSciences Holdings Corp. (I)	811	43,981
Intuitive Surgical, Inc. (I)	841	444,839
Invacare Corp.	804	13,475
iRadimed Corp. (I)	718	9,262
Iridex Corp. (I)	746	6,363
K2M Group Holdings, Inc. (I)	1,052	21,955
Kewaunee Scientific Corp.	314	5,589
LDR Holding Corp. (I)	525	17,210
LeMaitre Vascular, Inc.	746	5,707
Masimo Corp. (I)	1,228	32,346
Medtronic, Inc.	22,914	1,654,391
MELA Sciences, Inc. (I)	89	107
Meridian Bioscience, Inc.	1,077	17,727
Merit Medical Systems, Inc. (I)	1,003	17,382
Natus Medical, Inc. (I)	845	30,454
Neogen Corp. (I)	891	44,185
NuVasive, Inc. (I)	1,152	54,328
NxStage Medical, Inc. (I)	1,350	24,206
Ocular Therapeutix Inc (I)	655	15,406
OraSure Technologies, Inc. (I)	1,641	16,640
Orthofix International NV (I)	450	13,527
PhotoMedex, Inc. (I)	575	880
Quidel Corp. (I)	889	25,710
ResMed, Inc. (L)	3,264	182,980
Rockwell Medical Technologies, Inc. (I)	1,088	11,185
Roka Bioscience Inc (I)	746	3,290

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Sirona Dental Systems, Inc. (I)	1,325	$115,765
Spectranetics Corp. (I)	1,076	37,208
St. Jude Medical, Inc.	6,652	432,580
STAAR Surgical Company (I)	873	7,953
STERIS Corp. (L)	1,337	86,704
Stryker Corp.	8,846	834,443
SurModics, Inc. (I)	502	11,094
Symmetry Surgical, Inc. (I)	253	1,971
Synergetics USA, Inc. (I)	781	3,397
Teleflex, Inc.	962	110,457
The Cooper Companies, Inc.	1,107	179,434
Thoratec Corp. (I)	1,365	44,308
TriVascular Technologies, Inc. (I)	804	10,106
Unilife Corp. (I)(L)	2,757	9,236
Uroplasty, Inc. (I)	1,021	2,103
Utah Medical Products, Inc.	216	12,971
Varian Medical Systems, Inc. (I)	2,401	207,711
Vascular Solutions, Inc. (I)	536	14,558
Volcano Corp. (I)	1,271	22,725
West Pharmaceutical Services, Inc.	1,609	85,663
Wright Medical Group, Inc. (I)	1,188	31,922
Zeltiq Aesthetics, Inc. (I)	935	26,096
Zimmer Holdings, Inc.	3,932	445,967
		11,447,689
Health care providers and services - 2.3%
Acadia Healthcare Company, Inc. (I)	1,241	75,962
Accretive Health, Inc. (I)(L)	2,325	15,950
Adeptus Health, Inc., Class A (I)	658	24,609
Aetna, Inc.	8,278	735,335
Air Methods Corp. (I)(L)	930	40,948
Almost Family, Inc. (I)	242	7,006
Amedisys, Inc. (I)	738	21,660
American Caresource Holdings Inc (I)	2,009	5,866
AmerisourceBergen Corp.	5,216	470,275
AMN Healthcare Services, Inc. (I)	1,002	19,639
Amsurg Corp. (I)	1,135	62,119
Anthem, Inc.	6,396	803,785
Bio-Reference Labs, Inc. (I)(L)	734	23,583
BioScrip, Inc. (I)	1,595	11,149
Brookdale Senior Living, Inc. (I)	4,101	150,384
Capital Senior Living Corp. (I)	703	17,512
Cardinal Health, Inc.	7,835	632,520
Catamaran Corp. (I)	4,772	246,951
Centene Corp. (I)	1,390	144,352
Chemed Corp. (L)	429	45,332
Cigna Corp.	6,156	633,514
Community Health Systems, Inc. (I)	2,740	147,741
CorVel Corp. (I)	482	17,940
Cross Country Healthcare, Inc. (I)	1,058	13,204
DaVita HealthCare Partners, Inc. (I)	4,983	377,412
Envision Healthcare Holdings, Inc. (I)	4,223	146,496
ExamWorks Group, Inc. (I)	982	40,841
Express Scripts Holding Company (I)	17,441	1,476,729
Gentiva Health Services, Inc. (I)	809	15,411
Hanger, Inc. (I)	841	18,418
HCA Holdings, Inc. (I)	10,103	741,459
Health Net, Inc. (I)	1,922	102,885
HealthEquity, Inc. (I)	1,249	31,787
HealthSouth Corp.	1,991	76,574
Healthways, Inc. (I)	968	19,244
Henry Schein, Inc. (I)	1,952	265,765
Hooper Holmes Inc (I)	9,709	5,049
Humana, Inc.	3,598	516,781

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
InfuSystems Holdings, Inc. (I)	1,524	$4,801
IPC The Hospitalist Company, Inc. (I)	426	19,549
Kindred Healthcare, Inc.	1,585	28,815
Laboratory Corp. of America Holdings (I)	1,967	212,239
Landauer, Inc.	263	8,979
LHC Group, Inc. (I)	506	15,777
LifePoint Hospitals, Inc. (I)	1,048	75,362
Magellan Health Services, Inc. (I)	700	42,021
McKesson Corp.	5,405	1,121,970
Medcath Corp. (I)	613	840
MEDNAX, Inc. (I)	2,303	152,251
Molina Healthcare, Inc. (I)	1,059	56,688
MWI Veterinary Supply, Inc. (I)	319	54,201
National Healthcare Corp.	369	23,188
National Research Corp., Class B	660	23,648
Omnicare, Inc.	2,263	165,041
Owens & Minor, Inc.	1,467	51,506
Patterson Companies, Inc.	2,325	111,833
PDI, Inc. (I)	770	1,378
PharMerica Corp. (I)	818	16,941
Premier, Inc., Class A (I)	3,304	110,783
Psychemedics Corp.	470	7,083
Quest Diagnostics, Inc.	3,339	223,913
RadNet, Inc. (I)	1,485	12,682
Select Medical Holdings Corp.	3,255	46,872
Surgical Care Affiliates, Inc. (I)	823	27,694
Team Health Holdings, Inc. (I)	1,628	93,659
Tenet Healthcare Corp. (I)	2,266	114,818
The Ensign Group, Inc.	547	24,281
The Providence Service Corp. (I)	384	13,993
Trupanion, Inc. (I)	1,144	7,928
UnitedHealth Group, Inc.	22,717	2,296,462
Universal American Corp. (I)	1,908	17,706
Universal Health Services, Inc., Class B	2,293	255,119
US Physical Therapy, Inc.	394	16,532
VCA Antech, Inc. (I)	1,958	95,492
WellCare Health Plans, Inc. (I)	1,019	83,619
		13,837,851
Health care technology - 0.2%
Allscripts Healthcare Solutions, Inc. (I)	4,228	53,992
athenahealth, Inc. (I)(L)	894	130,256
Castlight Health, Inc., B Shares (I)(L)	2,151	25,167
Cerner Corp. (I)	7,984	516,245
Computer Programs & Systems, Inc.	274	16,646
HealthStream, Inc. (I)	711	20,960
HMS Holdings Corp. (I)	2,028	42,872
IMS Health Holdings, Inc. (I)	7,770	199,223
MedAssets, Inc. (I)	1,448	28,612
Medidata Solutions, Inc. (I)	1,308	62,457
Merge Healthcare, Inc. (I)	4,292	15,280
Omnicell, Inc. (I)	940	31,133
Quality Systems, Inc.	1,382	21,545
Veeva Systems, Inc., Class A (I)	2,874	75,902
Vocera Communications, Inc. (I)	551	5,741
		1,246,031
Life sciences tools and services - 0.6%
Accelerate Diagnostics, Inc. (I)(L)	997	19,132
Affymetrix, Inc. (I)(L)	2,012	19,858
Agilent Technologies, Inc.	7,772	318,186
Albany Molecular Research, Inc. (I)	803	13,073
Apricus Biosciences, Inc. (I)	3,553	3,553
BG Medicine, Inc. (I)	1,563	721

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Bio-Rad Laboratories, Inc., Class A (I)	662	$79,811
Bio-Techne Corp.	832	76,877
Bruker Corp. (I)	3,989	78,264
Cambrex Corp. (I)	660	14,269
Charles River
Laboratories International, Inc. (I)	1,061	67,522
Covance, Inc. (I)	1,344	139,561
Fluidigm Corp. (I)	639	21,553
Illumina, Inc. (I)	3,259	601,546
Luminex Corp. (I)	925	17,353
Mettler-Toledo International, Inc. (I)	673	203,556
Pacific Biosciences of California, Inc. (I)	1,657	12,991
PAREXEL International Corp. (I)	1,321	73,395
PerkinElmer, Inc.	2,548	111,424
Quintiles Transnational Holdings, Inc. (I)	2,944	173,313
Sequenom, Inc. (I)	2,766	10,234
Thermo Fisher Scientific, Inc.	9,336	1,169,707
Waters Corp. (I)	1,956	220,480
		3,446,379
Pharmaceuticals - 4.6%
AbbVie, Inc.	37,209	2,434,957
AcelRx Pharmaceuticals, Inc. (I)	1,558	10,485
Actavis PLC (I)	6,176	1,589,764
Acura Pharmaceuticals, Inc. (I)	1,383	622
Aerie Pharmaceuticals, Inc. (I)	629	18,361
Akorn, Inc. (I)	2,483	89,885
Alexza Pharmaceuticals, Inc. (I)	2,067	3,080
Alimera Sciences, Inc. (I)	814	4,510
Allergan, Inc.	6,947	1,476,863
Amphastar Pharmaceuticals Inc (I)	1,165	13,526
Ampio Pharmaceuticals, Inc. (I)(L)	1,904	6,531
ANI Pharmaceuticals, Inc. (I)	349	19,680
Aratana Therapeutics, Inc. (I)	557	9,926
Assembly Biosciences, Inc. (I)	683	5,368
Auxilium Pharmaceuticals, Inc. (I)(L)	1,190	40,918
AVANIR Pharmaceuticals, Inc., Class A (I)	4,502	76,309
BioDelivery Sciences International, Inc. (I)	1,190	14,304
Bristol-Myers Squibb Company	38,765	2,288,298
Catalent, Inc. (I)	2,735	76,252
Cempra, Inc. (I)	1,116	26,237
Chelsea Therapeutics International, Ltd. (I)(L)	1,686	135
Columbia Laboratories, Inc. (I)	351	1,966
ContraVir Pharmaceuticals, Inc. (I)	246	546
Corcept Therapeutics, Inc. (I)(L)	2,803	8,409
Cumberland Pharmaceuticals, Inc. (I)	672	4,032
Depomed, Inc. (I)	1,587	25,567
Durect Corp. (I)	2,824	2,229
Eli Lilly & Company	26,107	1,801,122
Endo International PLC (I)	2,659	191,767
Endocyte, Inc. (I)	899	5,655
Forest Laboratories, Inc. (I)	686	0
Furiex Pharmaceuticals, Inc. (I)	242	2,364
Horizon Pharma, Inc. (I)(L)	2,572	33,153
Hospira, Inc. (I)	3,963	242,734
Impax Laboratories, Inc. (I)	1,658	52,525
Imprimis Pharmaceuticals Inc (I)	779	5,843
Intersect ENT, Inc. (I)	636	11,798
Johnson & Johnson	65,967	6,898,169
Lannett Company, Inc. (I)	902	38,678
Merck & Company, Inc.	67,440	3,829,918
Mylan, Inc. (I)	8,734	492,336
Nektar Therapeutics (I)	3,002	46,531
Omeros Corp. (I)	833	20,642

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pacira Pharmaceuticals, Inc. (I)	817	$72,435
Pernix Therapeutics Holdings (I)	778	7,305
Pfizer, Inc.	148,253	4,618,081
Phibro Animal Health Corp., Class A	1,003	31,645
Prestige Brands Holdings, Inc. (I)	1,278	44,372
Relypsa, Inc. (I)(L)	705	21,714
Repros Therapeutics, Inc. (I)	409	4,078
Revance Therapeutics, Inc. (I)	531	8,995
Sagent Pharmaceuticals, Inc. (I)	726	18,230
Salix Pharmaceuticals, Ltd. (I)	1,485	170,686
SciClone Pharmaceuticals, Inc. (I)	1,414	12,387
Sucampo Pharmaceuticals, Inc., Class A (I)(L)	1,511	21,577
Supernus Pharmaceuticals, Inc. (I)	1,455	12,077
Tetraphase Pharmaceuticals, Inc. (I)	536	21,285
The Medicines Company (I)	1,542	42,667
TherapeuticsMD, Inc. (I)(L)	2,858	12,718
Theravance, Inc. (L)	2,605	36,861
Trius Therapeutics, Inc. (I)(L)	1,243	137
VIVUS, Inc. (I)	2,325	6,696
XenoPort, Inc. (I)	1,347	11,813
Zoetis, Inc.	11,709	503,838
Zogenix, Inc. (I)(L)	3,564	4,883
ZS Pharma, Inc. (I)(L)	502	20,868
		27,627,343
		75,160,494
Industrials - 10.3%
Aerospace and defense - 2.3%
AAR Corp.	1,006	27,947
Aerovironment, Inc. (I)	570	15,533
Alliant Techsystems, Inc.	755	87,769
American Science & Engineering, Inc.	220	11,418
API Technologies Corp. (I)	1,409	3,001
Astronics Corp. (I)	519	28,706
Astrotech Corp. (I)	2,372	5,859
B/E Aerospace, Inc. (I)	2,435	141,279
CPI Aerostructures, Inc. (I)	277	2,906
Cubic Corp.	656	34,532
Curtiss-Wright Corp.	1,137	80,261
DigitalGlobe, Inc. (I)	1,782	55,189
Ducommun, Inc. (I)	443	11,199
Engility Holdings, Inc. (I)	400	17,120
Esterline Technologies Corp. (I)	729	79,957
Exelis, Inc.	4,301	75,397
GenCorp, Inc. (I)(L)	1,536	28,109
General Dynamics Corp.	7,819	1,076,051
HEICO Corp., Class A	1,395	66,067
Hexcel Corp. (I)	2,201	91,319
Honeywell International, Inc.	18,324	1,830,934
Huntington Ingalls Industries, Inc.	1,114	125,280
Innovative Solutions & Support, Inc. (I)	1,956	6,220
KLX, Inc. (I)	1,218	50,222
Kratos Defense & Security Solutions, Inc. (I)	1,499	7,525
L-3 Communications Holdings, Inc.	1,996	251,915
LMI Aerospace, Inc. (I)	376	5,302
Lockheed Martin Corp.	7,413	1,427,521
Moog, Inc., Class A (I)	991	73,364
National Presto Industries, Inc. (L)	167	9,693
Northrop Grumman Corp.	4,834	712,483
Orbital Sciences Corp. (I)	1,479	39,770
Precision Castparts Corp.	3,359	809,116
Raytheon Company	7,243	783,475
Rockwell Collins, Inc.	3,124	263,916

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Spirit Aerosystems Holdings, Inc., Class A (I)	3,306	$142,290
TASER International, Inc. (I)(L)	1,282	33,947
Teledyne Technologies, Inc. (I)	849	87,226
Textron, Inc.	6,522	274,641
The Boeing Company	16,870	2,192,763
The KEYW Holding Corp. (I)	815	8,460
TransDigm Group, Inc.	1,214	238,369
Triumph Group, Inc.	1,147	77,101
United Technologies Corp.	21,420	2,463,300
Vectrus, Inc. (I)	257	7,042
		13,861,494
Air freight and logistics - 0.7%
Air T Inc (I)	419	10,714
Air Transport Services Group, Inc. (I)	1,747	14,954
Atlas Air Worldwide Holdings, Inc. (I)	649	31,996
C.H. Robinson Worldwide, Inc.	3,402	254,776
Echo Global Logistics, Inc. (I)	676	19,739
Expeditors International of Washington, Inc.	4,529	202,039
FedEx Corp.	6,624	1,150,324
Forward Air Corp.	714	35,964
Hub Group, Inc., Class A (I)	882	33,587
Park-Ohio Holdings Corp.	343	21,619
United Parcel Service, Inc., Class B	21,353	2,373,813
UTi Worldwide, Inc. (I)	2,522	30,441
XPO Logistics, Inc. (I)(L)	1,533	62,669
		4,242,635
Airlines - 0.6%
Alaska Air Group, Inc.	3,027	180,894
Allegiant Travel Company	389	58,478
American Airlines Group, Inc.	16,786	900,233
Delta Air Lines, Inc.	19,619	965,059
Hawaiian Holdings, Inc. (I)	1,540	40,117
JetBlue Airways Corp. (I)	7,047	111,765
Republic Airways Holdings, Inc. (I)	1,141	16,647
SkyWest, Inc.	1,535	20,385
Southwest Airlines Company	15,917	673,607
Spirit Airlines, Inc. (I)	1,723	130,224
United Continental Holdings, Inc. (I)	8,801	588,699
		3,686,108
Building products - 0.2%
AAON, Inc.	1,449	32,443
Advanced Drainage Systems, Inc.	1,269	29,162
American Woodmark Corp. (I)	470	19,007
AO Smith Corp.	2,086	117,671
Apogee Enterprises, Inc.	713	30,210
Armstrong World Industries, Inc. (I)	1,261	64,462
Builders FirstSource, Inc. (I)	2,899	19,916
Continental Building Products, Inc. (I)	1,218	21,595
Fortune Brands Home & Security, Inc.	3,706	167,771
Gibraltar Industries, Inc. (I)	947	15,398
Griffon Corp.	1,171	15,574
Insteel Industries, Inc.	563	13,276
Lennox International, Inc.	1,106	105,147
Masco Corp.	8,356	210,571
NCI Building Systems, Inc. (I)	1,785	33,058
Nortek, Inc. (I)	350	28,466
Owens Corning	2,675	95,792
Patrick Industries, Inc. (I)	368	16,185
PGT, Inc. (I)	1,305	12,567
Ply Gem Holdings, Inc. (I)	1,531	21,403
Quanex Building Products Corp.	980	18,404

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Simpson Manufacturing Company, Inc.	1,094	$37,852
Trex Company, Inc. (I)	844	35,938
Universal Forest Products, Inc.	563	29,952
USG Corp. (I)	3,452	96,621
		1,288,441
Commercial services and supplies - 0.6%
ABM Industries, Inc.	1,288	36,901
ACCO Brands Corp. (I)	2,455	22,120
Acme United Corp.	308	6,157
ARC Document Solutions, Inc. (I)	1,558	15,923
Brady Corp., Class A	1,191	32,562
Casella Waste Systems, Inc., Class A (I)	1,234	4,985
Cintas Corp.	2,715	212,965
Civeo Corp.	2,666	10,957
Clean Harbors, Inc. (I)	1,368	65,732
Copart, Inc. (I)	2,964	108,156
Covanta Holding Corp.	3,037	66,844
Deluxe Corp.	1,123	69,907
Ennis, Inc.	718	9,671
Fuel Tech, Inc. (I)	793	3,037
G&K Services, Inc., Class A	454	32,166
Healthcare Services Group, Inc.	1,683	52,055
Herman Miller, Inc.	1,366	40,201
HNI Corp.	1,139	58,157
Hudson Technologies, Inc. (I)	1,078	4,064
InnerWorkings, Inc. (I)	1,940	15,113
Interface, Inc.	1,612	26,550
Intersections, Inc.	680	2,659
KAR Auction Services, Inc.	3,268	113,236
Kimball International, Inc., Class B	1,061	9,676
Knoll, Inc.	1,200	25,404
Matthews International Corp., Class A	747	36,356
McGrath RentCorp.	612	21,946
Metalico, Inc. (I)	1,349	459
Mobile Mini, Inc.	1,167	47,275
MSA Safety, Inc.	925	49,108
Multi-Color Corp.	421	23,332
NL Industries, Inc. (I)	1,224	10,526
Performant Financial Corp. (I)	960	6,384
Perma-fix Environmental Services (I)	1,398	6,081
Pitney Bowes, Inc.	4,588	111,810
Quad/Graphics, Inc.	1,184	27,185
R.R. Donnelley & Sons Company	4,538	76,261
Republic Services, Inc.	8,166	328,682
Rollins, Inc.	3,435	113,699
SP Plus Corp. (I)	481	12,136
Steelcase, Inc., Class A	2,790	50,081
Stericycle, Inc. (I)	1,935	253,640
Swisher Hygiene, Inc. (I)	450	842
Team, Inc. (I)	452	18,288
Tetra Tech, Inc.	1,545	41,252
The ADT Corp. (L)	4,111	148,942
The Brink’s Company	1,094	26,705
TRC Companies, Inc. (I)	1,168	7,405
UniFirst Corp.	475	57,689
United Stationers, Inc.	868	36,595
US Ecology, Inc.	556	22,307
Versar, Inc. (I)	1,039	3,283
Viad Corp.	689	18,369
Waste Connections, Inc.	2,813	123,744
Waste Management, Inc.	10,796	554,051

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
West Corp.	1,935	$63,855
		3,343,486
Construction and engineering - 0.2%
AECOM (I)	2,856	86,737
Aegion Corp. (I)	1,004	18,684
Ameresco, Inc., Class A (I)	1,114	7,798
Argan, Inc.	389	13,086
Comfort Systems USA, Inc.	940	16,093
Dycom Industries, Inc. (I)	863	30,283
EMCOR Group, Inc.	1,546	68,782
Fluor Corp.	3,684	223,361
Furmanite Corp. (I)	1,126	8,805
Granite Construction, Inc.	951	36,157
Great Lakes Dredge & Dock Corp. (I)	2,049	17,539
Jacobs Engineering Group, Inc. (I)	3,098	138,450
KBR, Inc.	3,233	54,799
Layne Christensen Company (I)	532	5,075
MasTec, Inc. (I)	2,008	45,401
MYR Group, Inc. (I)	561	15,371
Northwest Pipe Company (I)	392	11,807
Primoris Services Corp.	1,267	29,445
Quanta Services, Inc. (I)	5,027	142,717
Tutor Perini Corp. (I)	1,191	28,667
		999,057
Electrical equipment - 0.6%
Active Power, Inc. (I)	864	1,590
Acuity Brands, Inc.	1,008	141,191
American Electric Technologies, Inc. (I)	709	3,885
American Superconductor Corp. (I)	1,242	920
AMETEK, Inc.	5,700	299,991
AZZ, Inc.	669	31,389
Broadwind Energy, Inc. (I)	481	2,593
Eaton Corp. PLC	11,140	757,074
Emerson Electric Company	16,350	1,009,286
Encore Wire Corp.	509	19,001
EnerSys	1,078	66,534
Enphase Energy, Inc. (I)(L)	1,270	18,148
Espey Manufacturing & Electronics Corp.	162	3,856
Franklin Electric Company, Inc.	1,168	43,835
FuelCell Energy, Inc. (I)(L)	8,334	12,834
General Cable Corp.	1,116	16,628
GrafTech International, Ltd. (I)	3,533	17,877
Hubbell, Inc., Class B	1,387	148,173
Ideal Power Inc (I)	763	5,539
Lighting Science Group Corp. (I)	3,647	336
Lime Energy Company (I)	158	463
Orbit International Corp. (I)	2,203	6,939
Plug Power, Inc. (I)(L)	4,666	13,998
Polypore International, Inc. (I)	1,089	51,237
Powell Industries, Inc.	356	17,469
Power Solutions International, Inc. (I)	259	13,367
Regal-Beloit Corp.	1,083	81,442
Revolution Lighting Technologies, Inc. (I)(L)	2,016	2,722
Rockwell Automation, Inc.	3,223	358,398
SolarCity Corp. (I)(L)	2,127	113,752
The Babcock & Wilcox Company	2,438	73,871
Thermon Group Holdings, Inc. (I)	996	24,093
Ultralife Corp. (I)	1,584	4,958
Vicor Corp. (I)	1,178	14,254
		3,377,643

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Industrial conglomerates - 1.8%
3M Company	15,161	$2,491,256
Carlisle Companies, Inc.	1,466	132,292
Danaher Corp.	16,408	1,406,330
General Electric Company	234,727	5,931,551
Icahn Enterprises LP	2,570	237,648
Raven Industries, Inc.	906	22,650
Roper Industries, Inc.	2,343	366,328
		10,588,055
Machinery - 1.7%
Actuant Corp., Class A	1,597	43,502
AGCO Corp.	2,163	97,768
Alamo Group, Inc.	398	19,279
Albany International Corp., Class A	756	28,720
Allison Transmission Holdings, Inc.	4,037	136,854
Altra Industrial Motion Corp.	757	21,491
American Railcar Industries, Inc. (L)	519	26,729
Art’s-Way Manufacturing Company, Inc.	912	4,788
Astec Industries, Inc.	567	22,289
Barnes Group, Inc.	1,329	49,186
Blount International, Inc. (I)	1,228	21,576
Briggs & Stratton Corp.	1,078	22,013
Caterpillar, Inc.	14,672	1,342,928
Chart Industries, Inc. (I)	708	24,214
CIRCOR International, Inc.	380	22,906
CLARCOR, Inc.	1,194	79,568
Colfax Corp. (I)	2,908	149,966
Columbus McKinnon Corp.	651	18,254
Crane Company	1,353	79,421
Cummins, Inc.	4,296	619,354
Deere & Company	8,331	737,044
Donaldson Company, Inc.	3,287	126,977
Douglas Dynamics, Inc.	619	13,265
Dover Corp.	3,874	277,843
Energy Recovery, Inc. (I)	1,363	7,183
EnPro Industries, Inc. (I)	606	38,033
ESCO Technologies, Inc.	685	25,277
Federal Signal Corp.	1,496	23,098
Flowserve Corp.	3,173	189,841
FreightCar America, Inc.	399	10,498
Graco, Inc.	1,398	112,092
Graham Corp.	360	10,357
Harsco Corp.	2,023	38,214
Hillenbrand, Inc.	1,580	54,510
Hyster-Yale Materials Handling, Inc.	284	20,789
IDEX Corp.	1,846	143,693
Illinois Tool Works, Inc.	9,262	877,111
ITT Corp.	2,155	87,191
John Bean Technologies Corp.	744	24,448
Joy Global, Inc.	2,321	107,973
Kadant, Inc.	356	15,198
Kennametal, Inc.	1,834	65,639
Key Technology, Inc. (I)	551	7,053
LB Foster Company, Class A	274	13,308
Lincoln Electric Holdings, Inc.	1,854	128,093
Lindsay Corp. (L)	317	27,180
Lydall, Inc. (I)	557	18,281
Manitex International, Inc. (I)	420	5,338
Meritor, Inc. (I)	2,393	36,254
MFRI, Inc. (I)	583	4,087
Middleby Corp. (I)	1,377	136,461
Miller Industries, Inc.	647	13,451
Mueller Industries, Inc.	1,282	43,767
Mueller Water Products, Inc., Class A	4,056	41,533

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Navistar International Corp. (I)(L)	1,939	$64,918
NN, Inc.	585	12,028
Nordson Corp.	1,454	113,354
Oshkosh Corp.	1,945	94,624
PACCAR, Inc.	8,280	563,123
Pall Corp.	2,536	256,669
Parker Hannifin Corp.	3,457	445,780
Pentair PLC	4,491	298,292
PMFG, Inc. (I)	848	4,435
Proto Labs, Inc. (I)	634	42,579
RBC Bearings, Inc.	550	35,492
Rexnord Corp. (I)	2,474	69,792
Snap-on, Inc.	1,364	186,513
SPX Corp.	983	84,459
Standex International Corp.	291	22,483
Stanley Black & Decker, Inc.	3,638	349,539
Sun Hydraulics Corp.	689	27,133
Taylor Devices, Inc. (I)	502	5,221
Tecumseh Products Company (I)	535	1,653
Tennant Company	411	29,662
Terex Corp.	2,510	69,979
The ExOne Company (I)	298	5,006
The Gorman-Rupp Company	672	21,585
The Greenbrier Companies, Inc. (L)	617	33,151
The Manitowoc Company, Inc.	3,212	70,985
The Timken Company	2,111	90,097
The Toro Company	1,288	82,187
Titan International, Inc.	1,210	12,862
TriMas Corp. (I)	1,133	35,452
Trinity Industries, Inc.	3,600	100,836
Valmont Industries, Inc. (L)	592	75,184
Wabash National Corp. (I)	1,922	23,756
WABCO Holdings, Inc. (I)	1,374	143,968
Wabtec Corp.	2,220	192,896
Watts Water Technologies, Inc., Class A	857	54,368
Woodward, Inc.	1,547	76,159
Xylem, Inc.	4,271	162,597
		10,270,703
Marine - 0.0%
Eagle Bulk Shipping Inc (I)	6	88
International Shipholding Corp.	390	5,811
Kirby Corp. (I)	1,313	106,012
Matson, Inc.	1,025	35,383
Rand Logistics, Inc. (I)	1,550	6,123
		153,417
Professional services - 0.3%
Acacia Research Corp.	1,195	20,243
Barrett Business Services, Inc.	202	5,535
CBIZ, Inc. (I)	1,604	13,730
CDI Corp.	578	10,236
CRA International, Inc. (I)	497	15,069
Equifax, Inc.	2,853	230,722
Exponent, Inc.	289	23,843
FTI Consulting, Inc. (I)	921	35,578
Heidrick & Struggles International, Inc.	459	10,580
Huron Consulting Group, Inc. (I)	572	39,119
ICF International, Inc. (I)	571	23,400
IHS, Inc., Class A (I)	1,598	181,980
Insperity, Inc.	655	22,198
Kelly Services, Inc., Class A	880	14,978
Kforce, Inc.	800	19,304
Korn/Ferry International (I)	1,149	33,045

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
ManpowerGroup, Inc.	1,845	$125,774
Mastech Holdings, Inc.	296	3,144
Mistras Group, Inc. (I)	687	12,593
Navigant Consulting, Inc. (I)	1,124	17,276
Odyssey Marine Exploration, Inc. (I)(L)	2,604	2,422
On Assignment, Inc. (I)	1,216	40,359
Paylocity Holding Corp. (I)	1,217	31,776
Pendrell Corp. (I)	8,578	11,838
Resources Connection, Inc.	976	16,055
Robert Half International, Inc.	3,205	187,108
RPX Corp. (I)	1,202	16,564
The Advisory Board Company (I)	886	43,396
The Corporate Executive Board Company	835	60,563
The Dun & Bradstreet Corp.	840	101,606
Towers Watson & Company, Class A	1,623	183,675
TriNet Group, Inc. (I)	1,518	47,483
TrueBlue, Inc. (I)	909	20,225
Verisk Analytics, Inc., Class A (I)	3,887	248,962
VSE Corp.	167	11,005
WageWorks, Inc. (I)	826	53,335
		1,934,719
Road and rail - 1.0%
AMERCO	457	129,907
ArcBest Corp.	705	32,691
Avis Budget Group, Inc. (I)	2,420	160,519
Celadon Group, Inc.	717	16,269
Con-way, Inc.	1,280	62,950
CSX Corp.	23,305	844,340
FRP Holdings, Inc. (I)	434	17,017
Genesee & Wyoming, Inc., Class A (I)	1,227	110,332
Heartland Express, Inc.	2,013	54,371
Hertz Global Holdings, Inc. (I)	10,426	260,024
J.B. Hunt Transport Services, Inc.	2,678	225,622
Kansas City Southern	2,570	313,617
Knight Transportation, Inc.	1,874	63,079
Landstar System, Inc.	1,058	76,737
Marten Transport, Ltd.	864	18,887
Norfolk Southern Corp.	7,195	788,644
Old Dominion Freight Line, Inc. (I)	1,955	151,786
Providence and Worcester Railroad Company	560	10,086
Roadrunner Transportation Systems, Inc. (I)	1,015	23,700
Ryder Systems, Inc.	1,195	110,956
Saia, Inc. (I)	643	35,596
Swift Transportation Company (I)	3,346	95,796
Union Pacific Corp.	20,973	2,498,513
Universal Truckload Services, Inc.	735	20,955
Werner Enterprises, Inc.	1,617	50,370
YRC Worldwide, Inc. (I)(L)	748	16,823
		6,189,587
Trading companies and distributors - 0.3%
Aceto Corp.	706	15,320
Air Lease Corp.	2,442	83,785
Aircastle, Ltd.	1,918	40,988
Applied Industrial Technologies, Inc.	1,031	47,003
Beacon Roofing Supply, Inc. (I)	1,131	31,442
CAI International, Inc. (I)	572	13,270
DXP Enterprises, Inc. (I)	367	18,545
Fastenal Company	6,943	330,209
GATX Corp.	1,014	58,346
H&E Equipment Services, Inc.	759	21,320
HD Supply Holdings, Inc. (I)	4,686	138,190
Kaman Corp.	670	26,860

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
MRC Global, Inc. (I)	2,326	$35,239
MSC Industrial Direct Company, Inc., Class A	1,445	117,406
NOW, Inc. (I)(L)	2,550	65,612
Rush Enterprises, Inc., Class A (I)	968	31,024
Stock Building Supply Holdings, Inc. (I)	780	11,950
TAL International Group, Inc. (I)(L)	812	35,379
Textainer Group Holdings, Ltd.	1,298	44,547
Titan Machinery, Inc. (I)	544	7,583
United Rentals, Inc. (I)	2,261	230,645
Veritiv Corp. (I)	392	20,333
W.W. Grainger, Inc.	1,581	402,981
Watsco, Inc.	810	86,670
WESCO International, Inc. (I)	1,020	77,734
		1,992,381
Transportation infrastructure - 0.0%
Macquarie Infrastructure Company LLC	1,507	107,133
Wesco Aircraft Holdings, Inc. (I)	2,341	32,727
		139,860
		62,067,586
Information technology - 18.0%
Communications equipment - 1.5%
ADTRAN, Inc.	1,439	31,370
Arista Networks, Inc. (I)(L)	1,477	89,743
ARRIS Group, Inc. (I)	3,419	103,220
Aruba Networks, Inc. (I)	2,538	46,141
Aviat Networks, Inc. (I)	1,974	2,961
Bel Fuse, Inc., Class B	373	10,198
Black Box Corp.	458	10,946
Brocade Communications Systems, Inc.	9,800	116,032
CalAmp Corp. (I)	938	17,165
Calix, Inc. (I)	1,421	14,238
Ciena Corp. (I)	2,566	49,806
Cisco Systems, Inc.	119,814	3,332,626
Commscope Holding Company, Inc. (I)	4,333	98,922
Communications Systems, Inc.	653	6,981
Comtech Telecommunications Corp.	434	13,680
EchoStar Corp., Class A (I)	2,166	113,715
Emcore Corp. (I)	763	4,044
Emulex Corp. (I)	2,134	12,100
Extreme Networks, Inc. (I)	2,022	7,138
F5 Networks, Inc. (I)	1,733	226,096
Finisar Corp. (I)	2,207	42,838
Harmonic, Inc. (I)	2,721	19,074
Harris Corp.	2,432	174,666
Infinera Corp. (I)	3,206	47,192
InterDigital, Inc.	948	50,149
Ixia (I)	1,783	20,059
JDS Uniphase Corp. (I)	5,415	74,294
Juniper Networks, Inc.	10,572	235,967
Lantronix Inc (I)	2,979	5,630
Meru Networks, Inc. (I)	433	1,628
Motorola Solutions, Inc.	5,871	393,827
NETGEAR, Inc. (I)	889	31,631
Novatel Wireless, Inc. (I)	1,074	3,458
Optical Cable Corp.	1,147	5,196
Palo Alto Networks, Inc. (I)	1,825	223,690
ParkerVision, Inc. (I)(L)	2,235	2,034
Plantronics, Inc.	989	52,437
Polycom, Inc. (I)	3,382	45,657
Powerwave Technologies, Inc. (I)	912	1
Procera Networks, Inc. (I)	608	4,372

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
QUALCOMM, Inc.	39,238	$2,916,561
Riverbed Technology, Inc. (I)	3,772	76,987
Ruckus Wireless, Inc. (I)	1,798	21,612
ShoreTel, Inc. (I)	2,189	16,089
Sonus Networks, Inc. (I)	5,296	21,025
Sycamore Networks, Inc. (I)	15,711	5,813
Ubiquiti Networks, Inc. (L)	2,142	63,489
ViaSat, Inc. (I)	1,087	68,514
		8,931,012
Electronic equipment, instruments and components - 0.7%
ADDvantage Technologies Group, Inc. (I)	2,280	5,563
Amphenol Corp., Class A	7,342	395,073
Anixter International, Inc. (I)	773	68,380
Arrow Electronics, Inc. (I)	2,244	129,905
Avnet, Inc.	3,210	138,094
AVX Corp.	4,025	56,350
Badger Meter, Inc.	435	25,817
Belden, Inc.	1,053	82,987
Benchmark Electronics, Inc. (I)	1,151	29,281
CDW Corp.	4,060	142,790
Checkpoint Systems, Inc. (I)	1,010	13,867
Cognex Corp. (I)	2,013	83,197
Coherent, Inc. (I)	623	37,829
Control4 Corp. (I)	676	10,390
Corning, Inc.	30,209	692,692
CTS Corp.	903	16,100
Daktronics, Inc.	1,118	13,986
Dolby Laboratories, Inc., Class A	2,347	101,203
DTS, Inc. (I)	507	15,590
Echelon Corp. (I)	1,218	2,071
Electro Rent Corp.	657	9,224
eMagin Corp. (I)	820	1,886
FARO Technologies, Inc. (I)	470	29,460
FEI Company	1,012	91,434
FLIR Systems, Inc.	3,254	105,137
Identive Group, Inc. (I)	182	2,528
II-VI, Inc. (I)	1,532	20,912
Ingram Micro, Inc., Class A (I)	3,568	98,620
Insight Enterprises, Inc. (I)	950	24,596
InvenSense, Inc. (I)(L)	1,972	32,065
IPG Photonics Corp. (I)(L)	1,210	90,653
Iteris, Inc. (I)	3,257	5,635
Itron, Inc. (I)	903	38,188
Jabil Circuit, Inc.	4,709	102,797
Key Tronic Corp. (I)	590	4,685
Keysight Technologies, Inc. (I)	3,886	131,230
Kimball Electronics, Inc. (I)	795	9,556
Knowles Corp. (I)	2,037	47,971
Littelfuse, Inc.	562	54,329
Mercury Systems, Inc. (I)	1,173	16,328
Methode Electronics, Inc.	886	32,348
MTS Systems Corp.	336	25,210
NAPCO Security Technologies, Inc. (I)	1,447	6,801
National Instruments Corp.	3,022	93,954
Netlist, Inc. (I)	5,918	4,320
Newport Corp. (I)	1,042	19,913
OSI Systems, Inc. (I)	477	33,757
PAR Technology Corp. (I)	1,225	7,534
Park Electrochemical Corp.	597	14,883
PC Connection, Inc.	675	16,571
PCM, Inc. (I)	734	6,988
Plexus Corp. (I)	830	34,204
Pulse Electronics Corp. (I)	137	148

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Radisys Corp. (I)	794	$1,858
RealD, Inc. (I)	1,198	14,136
Rofin-Sinar Technologies, Inc. (I)	720	20,714
Rogers Corp. (I)	481	39,173
Sanmina Corp. (I)	2,020	47,531
ScanSource, Inc. (I)	664	26,666
Sutron Corp. (I)	1,023	5,115
SYNNEX Corp.	897	70,110
Tech Data Corp. (I)	895	56,591
Trimble Navigation, Ltd. (I)	5,996	159,134
TTM Technologies, Inc. (I)	1,990	14,985
Universal Display Corp. (I)(L)	1,115	30,941
Viasystems Group, Inc. (I)	571	9,296
Vishay Intertechnology, Inc.	3,586	50,742
Zebra Technologies Corp., Class A (I)	1,187	91,886
		3,913,908
Internet software and services - 3.3%
Actua Corp. (I)	972	17,953
Akamai Technologies, Inc. (I)	4,135	260,340
Amber Road, Inc. (I)	734	7,501
Angie’s List, Inc. (I)(L)	1,342	8,361
AOL, Inc. (I)	1,892	87,354
Bankrate, Inc. (I)	2,362	29,360
Bazaarvoice, Inc. (I)(L)	1,789	14,384
Benefitfocus, Inc. (I)(L)	572	18,784
Blucora, Inc. (I)	902	12,493
Borderfree, Inc. (I)	939	8,413
Brightcove, Inc. (I)	656	5,104
BroadVision, Inc. (I)	124	734
Carbonite, Inc. (I)	665	9,490
Care.com, Inc. (I)	1,124	9,307
ChannelAdvisor Corp. (I)	371	8,006
comScore, Inc. (I)	826	38,351
Constant Contact, Inc. (I)	660	24,222
Cornerstone OnDemand, Inc. (I)	1,341	47,203
CoStar Group, Inc. (I)	763	140,110
Cvent, Inc. (I)(L)	1,002	27,896
Dealertrack Technologies, Inc. (I)	1,278	56,628
Demand Media, Inc. (I)	359	2,197
Demandware, Inc. (I)	849	48,851
Dice Holdings, Inc. (I)	1,548	15,495
Digital River, Inc. (I)	987	24,409
E2open, Inc. (I)	598	5,747
eBay, Inc. (I)	29,042	1,629,837
Endurance International
Group Holdings, Inc. (I)	3,078	56,728
Envestnet, Inc. (I)	867	42,604
Equinix, Inc.	1,274	288,854
Everyday Health, Inc. (I)	874	12,892
Facebook, Inc., Class A (I)	60,789	4,742,758
Gogo, Inc. (I)(L)	2,099	34,696
Google, Inc., Class C (I)	15,812	8,323,437
GrubHub, Inc. (I)	1,902	69,081
HomeAway, Inc. (I)	2,236	66,588
InterActiveCorp	1,943	118,115
Internap Network Services Corp. (I)	1,629	12,967
IntraLinks Holdings, Inc. (I)	1,586	18,873
Ipass, Inc. (I)	3,427	4,695
j2 Global, Inc.	1,122	69,564
LinkedIn Corp., Class A (I)	2,874	660,187
Liquidity Services, Inc. (I)	719	5,874
LivePerson, Inc. (I)	1,346	18,979

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
LogMeIn, Inc. (I)	564	$27,828
Marchex, Inc., Class B	1,000	4,590
Marketo, Inc. (I)	865	28,303
Millennial Media, Inc. (I)	2,668	4,269
Monster Worldwide, Inc. (I)	2,708	12,511
NIC, Inc.	1,581	28,442
OPOWER, Inc. (I)(L)	1,047	14,899
Pandora Media, Inc. (I)	4,725	84,247
Perficient, Inc. (I)	1,062	19,785
Q2 Holdings, Inc. (I)	934	17,597
QuinStreet, Inc. (I)	930	5,645
Rackspace Hosting, Inc. (I)	3,378	158,124
Rightside Group, Ltd. (I)	359	2,412
Rocket Fuel, Inc. (I)(L)	829	13,363
SciQuest, Inc. (I)	622	8,988
Shutterstock, Inc. (I)	755	52,171
SPS Commerce, Inc. (I)	348	19,707
Stamps.com, Inc. (I)	343	16,461
support.com, Inc. (I)	1,791	3,779
Synacor, Inc. (I)	3,046	6,092
TechTarget, Inc. (I)	764	8,687
Textura Corp. (I)(L)	513	14,605
TheStreet, Inc.	2,512	5,979
Tremor Video, Inc. (I)	2,362	6,779
TrueCar, Inc. (I)(L)	1,810	41,449
Trulia, Inc. (I)(L)	804	37,008
Twitter, Inc. (I)	14,400	516,528
United Online, Inc. (I)	328	4,772
Unwired Planet, Inc. (I)	5,730	5,730
VeriSign, Inc. (I)	2,913	166,041
Web.com Group, Inc. (I)	1,291	24,516
WebMD Health Corp. (I)(L)	946	37,414
Xoom Corp. (I)(L)	734	12,852
Yahoo!, Inc. (I)	23,268	1,175,267
Yelp, Inc. (I)	1,686	92,275
Zillow, Inc., Class A (I)(L)	927	98,160
Zix Corp. (I)	2,372	8,539
		19,891,236
IT services - 3.0%
Acxiom Corp. (I)	1,763	35,736
Alliance Data Systems Corp. (I)	1,401	400,756
Automatic Data Processing, Inc.	11,255	938,329
Blackhawk Network Holdings, Inc. (I)(L)	1,025	39,770
Booz Allen Hamilton Holding Corp.	3,622	96,092
Broadridge Financial Solutions, Inc.	2,747	126,856
CACI International, Inc., Class A (I)	532	45,848
Cardtronics, Inc. (I)	1,085	41,859
Cass Information Systems, Inc.	337	17,945
Cognizant Technology
Solutions Corp., Class A (I)	14,246	750,194
Computer Sciences Corp.	3,390	213,740
Convergys Corp.	2,403	48,949
CoreLogic, Inc. (I)	2,116	66,844
CSG Systems International, Inc.	918	23,014
DST Systems, Inc.	909	85,582
EPAM Systems, Inc. (I)	1,164	55,581
Euronet Worldwide, Inc. (I)	1,283	70,437
ExlService Holdings, Inc. (I)	766	21,992
Fidelity National Information Services, Inc.	6,637	412,821
Fiserv, Inc. (I)	5,796	411,342
FleetCor Technologies, Inc. (I)	1,966	292,364
Forrester Research, Inc.	430	16,925
Gartner, Inc. (I)	2,066	173,978

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Genpact, Ltd. (I)	4,990	$94,461
Global Cash Access Holdings, Inc. (I)	2,025	14,479
Global Payments, Inc.	1,558	125,777
Heartland Payment Systems, Inc.	844	45,534
Higher One Holdings, Inc. (I)	1,420	5,978
iGATE Corp. (I)	1,475	58,233
Innodata, Inc. (I)	808	2,359
International Business Machines Corp.	23,312	3,740,177
Jack Henry & Associates, Inc.	1,912	118,812
Leidos Holdings, Inc.	1,814	78,945
Lionbridge Technologies, Inc. (I)	1,904	10,948
ManTech International Corp., Class A	903	27,298
MasterCard, Inc., Class A	27,090	2,334,074
MAXIMUS, Inc.	1,529	83,850
MoneyGram International, Inc. (I)	1,413	12,844
NCI, Inc., Class A (I)	381	3,890
NeuStar, Inc., Class A (I)(L)	1,360	37,808
Paychex, Inc.	8,475	391,291
Sabre Corp.	6,115	123,951
Sapient Corp. (I)	3,338	83,049
Science Applications International Corp.	1,136	56,266
ServiceSource International, Inc. (I)	1,729	8,092
Sykes Enterprises, Inc. (I)	996	23,376
Syntel, Inc. (I)	2,000	89,960
TeleTech Holdings, Inc. (I)	1,287	30,476
Teradata Corp. (I)	3,634	158,733
The Western Union Company	12,297	220,239
Total System Services, Inc.	4,307	146,266
Unisys Corp. (I)	1,335	39,356
Vantiv, Inc., Class A (I)	4,406	149,452
VeriFone Systems, Inc. (I)	2,675	99,510
Virtusa Corp. (I)	733	30,544
Visa, Inc., Class A	17,897	4,692,593
WEX, Inc. (I)	916	90,611
Xerox Corp.	26,909	372,959
		17,989,145
Semiconductors and semiconductor equipment - 2.2%
Advanced Energy Industries, Inc. (I)	919	21,780
Advanced Micro Devices, Inc. (I)(L)	17,816	47,569
Altera Corp.	7,319	270,364
Ambarella, Inc. (I)(L)	697	35,352
Amkor Technology, Inc. (I)	5,636	40,016
Analog Devices, Inc.	7,343	407,683
Applied Materials, Inc.	28,506	710,370
Applied Micro Circuits Corp. (I)	1,860	12,127
Atmel Corp. (I)	9,935	83,404
Audience, Inc. (I)	1,203	5,293
AXT, Inc. (I)	3,028	8,478
Broadcom Corp., Class A	12,807	554,927
Brooks Automation, Inc.	1,693	21,586
Cabot Microelectronics Corp. (I)	546	25,837
Cavium, Inc. (I)	1,306	80,737
Cirrus Logic, Inc. (I)	1,542	36,345
Cohu, Inc.	836	9,948
Cree, Inc. (I)(L)	2,730	87,961
Cypress Semiconductor Corp. (I)(L)	3,833	54,735
Diodes, Inc. (I)	1,139	31,402
Entegris, Inc. (I)	3,313	43,765
Exar Corp. (I)	1,365	13,923
Fairchild Semiconductor International, Inc. (I)	3,070	51,822
First Solar, Inc. (I)	2,345	104,575
FormFactor, Inc. (I)	1,372	11,799
Freescale Semiconductor, Ltd. (I)(L)	6,964	175,702

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
GSI Technology, Inc. (I)	900	$4,491
GT Advanced Technologies, Inc. (I)(L)	3,563	1,179
Inphi Corp. (I)	1,167	21,566
Integrated Device Technology, Inc. (I)	3,718	72,873
Integrated Silicon Solution, Inc.	890	14,747
Intel Corp.	115,818	4,203,035
Intermolecular, Inc. (I)	1,145	2,210
International Rectifier Corp. (I)	1,650	65,835
Intersil Corp., Class A	3,066	44,365
inTEST Corp. (I)	1,205	5,133
IXYS Corp.	1,399	17,627
KLA-Tencor Corp.	3,832	269,466
Kulicke & Soffa Industries, Inc. (I)	1,781	25,753
Lam Research Corp.	3,804	301,809
Lattice Semiconductor Corp. (I)	2,974	20,491
Linear Technology Corp.	5,513	251,393
M/A-COM Technology
Solutions Holdings, Inc. (I)	1,159	36,254
Marvell Technology Group, Ltd.	11,656	169,012
Mattson Technology, Inc. (I)	1,856	6,310
Maxim Integrated Products, Inc.	6,649	211,904
Micrel, Inc.	1,723	25,001
Microchip Technology, Inc.	4,639	209,265
Micron Technology, Inc. (I)	25,071	877,736
Microsemi Corp. (I)	2,319	65,813
MKS Instruments, Inc.	1,286	47,068
Monolithic Power Systems, Inc.	895	44,517
Nanometrics, Inc. (I)	623	10,479
NVE Corp. (I)	175	12,388
NVIDIA Corp.	12,791	256,460
OmniVision Technologies, Inc. (I)	1,411	36,686
ON Semiconductor Corp. (I)	10,601	107,388
PDF Solutions, Inc. (I)	882	13,107
Photronics, Inc. (I)	1,479	12,290
PMC-Sierra, Inc. (I)	5,216	47,779
Power Integrations, Inc.	714	36,942
Rambus, Inc. (I)	2,670	29,610
RF Micro Devices, Inc. (I)	6,722	111,518
Semtech Corp. (I)	1,537	42,375
Silicon Image, Inc. (I)	2,196	12,122
Silicon Laboratories, Inc. (I)	1,002	47,715
Skyworks Solutions, Inc.	4,403	320,142
Spansion, Inc., Class A (I)	1,330	45,513
STR Holdings, Inc. (I)	1,220	1,671
SunEdison Semiconductor, Ltd. (I)	710	13,185
SunEdison, Inc. (I)	6,346	123,810
SunPower Corp. (I)(L)	2,994	77,335
Synaptics, Inc. (I)	852	58,652
Teradyne, Inc.	4,929	97,545
Tessera Technologies, Inc.	1,327	47,454
Texas Instruments, Inc.	25,084	1,341,116
Transwitch Corp. (I)	1,304	1
TriQuint Semiconductor, Inc. (I)	4,009	110,448
Ultratech, Inc. (I)	647	12,008
Veeco Instruments, Inc. (I)	1,054	36,764
Xcerra Corp. (I)	1,415	12,961
Xilinx, Inc.	6,266	271,255
		13,309,072
Software - 3.9%
ACI Worldwide, Inc. (I)	2,613	52,704
Activision Blizzard, Inc.	16,759	337,694
Adobe Systems, Inc. (I)	11,631	845,574
Advent Software, Inc.	1,148	35,175

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
American Software, Inc., Class A	1,532	$13,957
ANSYS, Inc. (I)	2,116	173,512
Aspen Technology, Inc. (I)	2,076	72,702
Autodesk, Inc. (I)	5,343	320,901
Blackbaud, Inc.	1,047	45,293
Bottomline Technologies, Inc. (I)	911	23,030
BroadSoft, Inc. (I)	685	19,879
CA, Inc.	10,303	313,726
Cadence Design Systems, Inc. (I)	6,903	130,950
Callidus Software, Inc. (I)	1,069	17,457
Citrix Systems, Inc. (I)	3,843	245,183
CommVault Systems, Inc. (I)	1,078	55,722
Comverse, Inc. (I)	666	12,507
Covisint Corp. (I)	734	1,945
Cyan, Inc. (I)	1,096	2,740
Document Security Systems, Inc. (I)	1,772	797
Ebix, Inc. (L)	840	14,272
Electronic Arts, Inc. (I)	7,374	346,689
Ellie Mae, Inc. (I)(L)	692	27,901
EnerNOC, Inc. (I)	701	10,830
Epiq Systems, Inc.	1,028	17,558
ePlus, Inc. (I)	259	19,604
FactSet Research Systems, Inc. (L)	962	135,402
Fair Isaac Corp.	763	55,165
FalconStor Software, Inc. (I)	1,749	2,344
FireEye, Inc. (I)(L)	3,511	110,877
FleetMatics Group PLC (I)(L)	779	27,647
Fortinet, Inc. (I)	3,889	119,237
Gigamon, Inc. (I)(L)	777	13,776
Glu Mobile, Inc. (I)(L)	2,758	10,756
Guidewire Software, Inc. (I)	1,611	81,565
Imperva, Inc. (I)	657	32,476
Infoblox, Inc. (I)	1,217	24,596
Informatica Corp. (I)	2,520	96,100
Interactive Intelligence Group, Inc. (I)	490	23,471
Intuit, Inc.	6,613	609,652
Jive Software, Inc. (I)	1,690	10,191
Kofax Ltd. (I)	2,350	16,521
Majesco Entertainment Company (I)	212	267
Manhattan Associates, Inc. (I)	1,836	74,762
Mentor Graphics Corp.	2,655	58,198
Microsoft Corp.	192,666	8,949,336
MicroStrategy, Inc., Class A (I)	263	42,711
Mitek Systems, Inc. (I)(L)	1,254	4,151
Mobileiron Inc (I)	1,929	19,213
Model N, Inc. (I)	495	5,257
Monotype Imaging Holdings, Inc.	833	24,015
NetScout Systems, Inc. (I)	949	34,676
NetSuite, Inc. (I)	1,775	193,777
Nuance Communications, Inc. (I)	7,373	105,213
Oracle Corp.	104,155	4,683,850
Paycom Software, Inc. (I)	1,257	33,097
Pegasystems, Inc.	1,800	37,386
Progress Software Corp. (I)	1,317	35,585
Proofpoint, Inc. (I)	933	44,999
PROS Holdings, Inc. (I)	740	20,335
PTC, Inc. (I)	2,805	102,803
Qlik Technologies, Inc. (I)	1,999	61,749
Qualys, Inc. (I)	717	27,067
Rally Software Development Corp. (I)	544	6,185
RealPage, Inc. (I)	1,749	38,408
Red Hat, Inc. (I)	4,412	305,046
Rosetta Stone, Inc. (I)	599	5,846

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Rovi Corp. (I)	2,223	$50,218
salesforce.com, Inc. (I)	14,487	859,224
ServiceNow, Inc. (I)	3,453	234,286
Silver Spring Networks, Inc. (I)(L)	1,081	9,113
Smith Micro Software, Inc. (I)	1,763	1,710
SolarWinds, Inc. (I)	1,752	87,302
Solera Holdings, Inc.	1,572	80,455
Splunk, Inc. (I)	2,758	162,584
SS&C Technologies Holdings, Inc.	1,908	111,599
Symantec Corp.	16,133	413,892
Synchronoss Technologies, Inc. (I)	1,046	43,786
Synopsys, Inc. (I)	3,607	156,796
Tableau Software, Inc., Class A (I)	1,641	139,091
Take-Two Interactive Software, Inc. (I)	2,001	56,088
Tangoe, Inc. (I)	807	10,515
TeleCommunication Systems, Inc., Class A (I)	1,207	3,766
The Rubicon Project, Inc. (I)	1,007	16,253
The Ultimate Software Group, Inc. (I)	671	98,513
THQ, Inc. (I)	234	5
TiVo, Inc. (I)	2,924	34,620
TubeMogul, Inc. (I)(L)	804	18,130
Tyler Technologies, Inc. (I)	761	83,284
Varonis Systems, Inc. (I)(L)	654	21,471
VASCO Data Security International, Inc. (I)(L)	1,062	29,959
Verint Systems, Inc. (I)	1,403	81,767
VirnetX Holding Corp. (I)	1,232	6,764
VMware, Inc., Class A (I)	10,043	828,748
Wave Systems Corp., Class A (I)	4,572	3,658
Workday, Inc., Class A (I)	4,356	355,493
Zendesk, Inc. (I)(L)	1,565	38,139
Zynga, Inc., Class A (I)	21,526	57,259
		23,536,498
Technology hardware, storage and peripherals - 3.4%
3D Systems Corp. (I)(L)	2,618	86,054
Apple, Inc.	139,975	15,450,441
Astro-Med, Inc.	483	7,970
Avid Technology, Inc. (I)	1,037	14,736
Cray, Inc. (I)	1,015	34,997
Diebold, Inc.	1,534	53,138
Electronics For Imaging, Inc. (I)	1,141	48,869
EMC Corp.	47,423	1,410,360
Hewlett-Packard Company	43,744	1,755,447
Imation Corp. (I)	1,203	4,559
Lexmark International, Inc., Class A	1,463	60,378
NCR Corp. (I)	3,948	115,045
NetApp, Inc.	7,469	309,590
Nimble Storage, Inc. (I)(L)	1,667	45,843
OCZ Technology Group, Inc. (I)	1,924	0
QLogic Corp. (I)	2,269	30,223
Qumu Corp. (I)	348	4,757
SanDisk Corp.	5,239	513,317
Super Micro Computer, Inc. (I)	1,005	35,054
Transact Technologies, Inc.	494	2,653
Video Display Corp. (I)	1,821	5,226
Violin Memory, Inc. (I)	2,563	12,277
Western Digital Corp.	5,459	604,311
		20,605,245
		108,176,116
Materials - 3.3%
Chemicals - 2.2%
A. Schulman, Inc.	713	28,898

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Advanced Emissions Solutions, Inc. (I)	737	$16,796
Air Products & Chemicals, Inc.	4,980	718,265
Airgas, Inc.	1,712	197,188
Albemarle Corp.	1,820	109,437
American Vanguard Corp.	743	8,634
Ashland, Inc.	1,799	215,448
Axiall Corp.	1,627	69,099
Balchem Corp.	725	48,314
Cabot Corp.	1,475	64,694
Calgon Carbon Corp. (I)	1,150	23,897
Celanese Corp., Series A	3,606	216,216
CF Industries Holdings, Inc.	1,157	315,329
Chase Corp.	349	12,561
Chemtura Corp. (I)	2,142	52,972
Codexis, Inc. (I)	682	1,719
Cytec Industries, Inc.	1,732	79,966
E.I. du Pont de Nemours & Company	21,412	1,583,203
Eastman Chemical Company	3,462	262,627
Ecolab, Inc.	7,006	732,267
Ferro Corp. (I)	2,227	28,862
Flotek Industries, Inc. (I)	1,385	25,941
FMC Corp.	3,111	177,420
FutureFuel Corp.	1,202	15,650
Hawkins, Inc.	312	13,519
HB Fuller Company	1,198	53,347
Huntsman Corp.	5,713	130,142
Innophos Holdings, Inc.	533	31,154
Innospec, Inc.	621	26,517
International Flavors & Fragrances, Inc.	1,873	189,847
Intrepid Potash, Inc. (I)(L)	1,827	25,359
Koppers Holdings, Inc.	493	12,808
Kraton Performance Polymers, Inc. (I)	778	16,175
Kronos Worldwide, Inc.	2,710	35,284
Landec Corp. (I)	774	10,689
LSB Industries, Inc. (I)	541	17,009
Metabolix, Inc. (I)	824	330
Minerals Technologies, Inc.	820	56,949
Monsanto Company	12,277	1,466,733
NewMarket Corp.	292	117,831
Northern Technologies International Corp. (I)	322	6,871
OCI Partners LP	2,042	32,672
OCI Resources LP	700	17,990
Olin Corp.	1,916	43,627
OM Group, Inc.	761	22,678
Penford Corp. (I)	473	8,840
PolyOne Corp.	2,180	82,644
PPG Industries, Inc.	3,215	743,147
Praxair, Inc.	6,824	884,117
Prospect Global Resources, Inc. (I)	53	4
Quaker Chemical Corp.	343	31,570
Rayonier Advanced Materials, Inc. (L)	994	22,166
Rentech Nitrogen Partners LP	1,086	11,414
Rentech, Inc. (I)	4,415	5,563
Rockwood Holdings, Inc.	1,680	132,384
RPM International, Inc.	3,162	160,345
Senomyx, Inc. (I)	1,262	7,585
Sensient Technologies Corp.	1,135	68,486
Sigma-Aldrich Corp.	2,786	382,434
Stepan Company	506	20,280
Terra Nitrogen Company LP	422	43,339
The Dow Chemical Company	27,945	1,274,571
The Mosaic Company	8,770	400,351
The Scotts Miracle-Gro Company, Class A	1,434	89,367

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
The Sherwin-Williams Company	2,273	$597,890
The Valspar Corp.	1,889	163,361
Trecora Resources (I)	686	10,084
Tredegar Corp.	888	19,971
Trinseo SA (I)	1,169	20,399
Valhi, Inc.	7,686	49,267
W.R. Grace & Company (I)	1,748	166,742
Westlake Chemical Corp.	3,120	190,601
Westlake Chemical Partners LP	703	20,387
Zep, Inc.	993	15,044
		12,955,287
Construction materials - 0.1%
Eagle Materials, Inc.	1,200	91,236
Headwaters, Inc. (I)	1,678	25,153
Martin Marietta Materials, Inc.	1,562	172,320
U.S. Concrete, Inc. (I)	471	13,400
United States Lime & Minerals, Inc.	212	15,446
Vulcan Materials Company	3,033	199,359
		516,914
Containers and packaging - 0.3%
AptarGroup, Inc.	1,465	97,921
Avery Dennison Corp.	2,194	113,825
Ball Corp.	3,161	215,485
Bemis Company, Inc.	2,253	101,858
Berry Plastics Group, Inc. (I)	2,678	84,491
Crown Holdings, Inc. (I)	3,205	163,135
Graphic Packaging Holding Company (I)	7,519	102,409
Greif, Inc., Class A	1,126	53,181
MeadWestvaco Corp.	3,895	172,899
Myers Industries, Inc.	984	17,318
Owens-Illinois, Inc. (I)	3,716	100,295
Packaging Corp. of America	2,212	172,647
Rock-Tenn Company, Class A	3,302	201,356
Sealed Air Corp.	4,965	210,665
Silgan Holdings, Inc.	1,489	79,810
Sonoco Products Company	2,324	101,559
		1,988,854
Metals and mining - 0.6%
AK Steel Holding Corp. (I)(L)	4,143	24,609
Alcoa, Inc.	27,601	435,820
Allegheny Technologies, Inc.	2,513	87,377
Allied Nevada Gold Corp. (I)	1,954	1,700
AM Castle & Company (I)	676	5,394
Carpenter Technology Corp.	1,236	60,873
Century Aluminum Company (I)	2,202	53,729
Cliffs Natural Resources, Inc. (L)	3,602	25,718
Coeur Mining, Inc. (I)(L)	2,424	12,387
Commercial Metals Company	2,880	46,915
Compass Minerals International, Inc.	779	67,641
Freeport-McMoRan, Inc.	24,414	570,311
General Moly, Inc. (I)	2,672	1,523
Globe Specialty Metals, Inc.	1,837	31,652
Golden Minerals Company (I)	848	458
Handy & Harman, Ltd. (I)	386	17,768
Haynes International, Inc.	336	16,296
Hecla Mining Company	7,298	20,361
Hi-Crush Partners LP	646	20,045
Horsehead Holding Corp. (I)	1,401	22,178
Kaiser Aluminum Corp.	411	29,358
Materion Corp.	519	18,284
Midway Gold Corp. (I)	3,078	2,278

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Molycorp, Inc. (I)(L)	6,266	$5,518
Newmont Mining Corp.	11,494	217,237
Noranda Aluminum Holding Corp.	1,665	5,861
Nucor Corp.	7,450	365,423
Paramount Gold and Silver Corp. (I)(L)	4,437	4,526
Reliance Steel & Aluminum Company	1,791	109,735
Royal Gold, Inc.	1,516	95,053
RTI International Metals, Inc. (I)	816	20,612
Ryerson Holding Corp. (I)	815	8,093
Schnitzer Steel Industries, Inc., Class A	687	15,499
Solitario Exploration & Royalty Corp. (I)	2,030	1,868
Southern Copper Corp.	19,509	550,154
Steel Dynamics, Inc.	5,615	110,840
Stillwater Mining Company (I)	2,775	40,904
SunCoke Energy Partners LP	506	13,728
SunCoke Energy, Inc.	1,547	29,919
Tahoe Resources, Inc.	3,348	46,437
TimkenSteel Corp.	1,013	37,511
United States Steel Corp. (L)	3,397	90,836
US Antimony Corp. (I)	2,052	1,436
Vista Gold Corp. (I)	3,085	880
Walter Energy, Inc.	1,471	2,030
Worthington Industries, Inc.	1,600	48,144
		3,394,919
Paper and forest products - 0.1%
Boise Cascade Company (I)	927	34,438
Clearwater Paper Corp. (I)	471	32,287
Deltic Timber Corp.	331	22,640
International Paper Company	9,914	531,192
KapStone Paper and Packaging Corp.	2,181	63,925
Louisiana-Pacific Corp. (I)	3,252	53,853
Neenah Paper, Inc.	450	27,122
PH Glatfelter Company	1,142	29,201
Schweitzer-Mauduit International, Inc.	763	32,275
Verso Paper Corp. (I)	1,827	6,267
Wausau Paper Corp.	1,441	16,384
		849,584
		19,705,558
Telecommunication services - 1.9%
Diversified telecommunication services - 1.7%
8x8, Inc. (I)	2,375	21,755
Alaska Communications
Systems Group, Inc. (I)	1,419	2,540
Alteva (I)	733	5,168
AT&T, Inc.	121,127	4,068,656
Atlantic Tele-Network, Inc.	401	27,104
CenturyLink, Inc.	13,241	524,079
Cincinnati Bell, Inc. (I)	4,894	15,612
Cogent Communications Group, Inc.	1,163	41,159
Consolidated
Communications Holdings, Inc. (L)	1,056	29,388
FairPoint Communications, Inc. (I)	1,044	14,835
Frontier Communications Corp. (L)	22,917	152,856
General Communication, Inc., Class A (I)	1,440	19,800
Globalstar, Inc. (I)(L)	19,684	54,131
IDT Corp., Class B	966	19,619
inContact, Inc. (I)	2,051	18,028
Inteliquent, Inc.	876	17,196
Iridium Communications, Inc. (I)	1,659	16,175
Level 3 Communications, Inc. (I)	7,740	382,201
Lumos Networks Corp.	555	9,335

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
ORBCOMM, Inc. (I)	2,257	$14,761
Premiere Global Services, Inc. (I)	1,491	15,834
Straight Path
Communications, Inc., Class B (I)	302	5,723
Towerstream Corp. (I)	2,254	4,170
Verizon Communications, Inc.	96,833	4,529,848
Vonage Holdings Corp. (I)	4,929	18,779
Windstream Holdings, Inc. (L)	13,879	114,363
		10,143,115
Wireless telecommunication services - 0.2%
Leap Wireless International, Inc. (I)	2,036	5,131
NII Holdings, Inc. (I)	4,011	74
RingCentral, Inc., Class A (I)	1,728	25,782
SBA Communications Corp., Class A (I)	2,996	331,837
Shenandoah Telecommunications Company	652	20,375
Spok Holdings, Inc.	955	16,579
Sprint Corp. (I)	92,363	383,306
T-Mobile US, Inc. (I)	18,885	508,762
Telephone & Data Systems, Inc.	2,523	63,706
United States Cellular Corp. (I)	2,040	81,253
		1,436,805
		11,579,920
Utilities - 2.9%
Electric utilities - 1.5%
ALLETE, Inc.	1,049	57,842
American Electric Power Company, Inc.	11,402	692,329
Cleco Corp.	1,421	77,501
Duke Energy Corp.	16,555	1,383,005
Edison International	7,600	497,648
El Paso Electric Company	1,103	44,186
Entergy Corp.	4,209	368,203
Exelon Corp.	20,126	746,272
FirstEnergy Corp.	9,817	382,765
Great Plains Energy, Inc.	3,613	102,645
Hawaiian Electric Industries, Inc.	2,379	79,649
IDACORP, Inc.	1,163	76,979
ITC Holdings Corp.	3,625	146,559
MGE Energy, Inc.	946	43,147
NextEra Energy, Inc.	10,225	1,086,815
Northeast Utilities	7,356	393,693
NRG Yield, Inc., Class A	1,481	69,814
OGE Energy Corp.	4,660	165,337
Otter Tail Corp.	937	29,010
Pepco Holdings, Inc.	5,969	160,745
Pinnacle West Capital Corp.	2,524	172,414
PNM Resources, Inc.	1,941	57,512
Portland General Electric Company	1,931	73,050
PPL Corp.	15,548	564,859
The Empire District Electric Company (L)	1,051	31,257
The Southern Company	20,993	1,030,966
UIL Holdings Corp.	1,287	56,036
Westar Energy, Inc.	2,950	121,658
Xcel Energy, Inc.	11,727	421,234
		9,133,130
Gas utilities - 0.2%
AGL Resources, Inc.	2,701	147,232
AmeriGas Partners LP	2,087	100,009
Atmos Energy Corp.	2,251	125,471
Chesapeake Utilities Corp.	416	20,659
Ferrellgas Partners LP	1,879	41,300
National Fuel Gas Company	1,894	131,690

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Gas utilities (continued)
New Jersey Resources Corp.	982	$60,098
Northwest Natural Gas Company	749	37,375
ONE Gas, Inc.	1,229	50,659
Piedmont Natural Gas Company, Inc. (L)	1,834	72,278
Questar Corp.	3,934	99,452
South Jersey Industries, Inc.	786	46,319
Southwest Gas Corp.	1,053	65,086
Star Gas Partners LP	2,049	12,499
Suburban Propane Partners LP	1,355	58,577
The Laclede Group, Inc.	995	52,934
UGI Corp.	4,009	152,262
WGL Holdings, Inc.	1,161	63,414
		1,337,314
Independent power and renewable electricity producers - 0.1%
AES Corp.	17,017	234,324
Atlantic Power Corp.	2,517	6,821
Calpine Corp. (I)	9,520	210,678
Nextera Energy Partners LP (L)	514	17,348
NRG Energy, Inc.	7,974	214,899
Ormat Technologies, Inc.	1,074	29,191
Terraform Power, Inc., Class A (L)	2,465	76,119
		789,380
Multi-utilities - 1.0%
Alliant Energy Corp.	2,533	168,242
Ameren Corp.	5,605	258,559
Avista Corp.	1,574	55,641
Black Hills Corp.	1,042	55,268
CenterPoint Energy, Inc.	9,943	232,964
CMS Energy Corp.	6,393	222,157
Consolidated Edison, Inc.	6,785	447,878
Dominion Resources, Inc.	13,650	1,049,685
DTE Energy Company	4,083	352,649
Integrys Energy Group, Inc.	1,826	142,154
MDU Resources Group, Inc.	4,469	105,022
NiSource, Inc.	7,353	311,914
NorthWestern Corp.	970	54,883
PG&E Corp.	11,034	587,450
Public Service Enterprise Group, Inc.	11,828	489,797
SCANA Corp.	3,198	193,159
Sempra Energy	5,741	639,318
TECO Energy, Inc.	5,130	105,114
Vectren Corp.	1,933	89,363
Wisconsin Energy Corp.	5,233	275,988
		5,837,205
Water utilities - 0.1%
American States Water Company	861	32,425
American Water Works Company, Inc.	4,120	219,596
Aqua America, Inc.	4,000	106,800
Artesian Resources Corp., Class A	784	17,711
California Water Service Group	1,119	27,539
Connecticut Water Service, Inc.	541	19,633
Middlesex Water Company	892	20,570
Pure Cycle Corp. (I)	1,287	5,148
SJW Corp.	641	20,589
York Water Company	973	22,583
		492,594
		17,589,623
TOTAL COMMON STOCKS (Cost $331,582,404)		$577,040,282

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS - 0.0%
Financials - 0.0%
GAMCO Investors, Inc.
4.108%, 12/31/2015 (I)(Z)	$2,800	$2,688
TOTAL CORPORATE BONDS (Cost $2,564)		$2,688
RIGHTS - 0.0%
Fresenius Kabi Pharmaceuticals Holding, Inc.
(Expiration Date: 06/11/2030; Strike
Price: $0.02) (I)	4,291	0
Liberty Broadband Corp. (Expiration Date:
01/09/2015; Strike Price: $40.36) (I)	400	3,800
TOTAL RIGHTS (Cost $4,291)		$3,800
WARRANTS - 0.0%
Biotime, Inc. (Expiration
Date: 10/01/2018) (I)(N)	184	193
Eagle Bulk Shipping, Inc. (Expiration
Date: 10/15/2021) (I)(N)	92	125
Genco Shipping & Trading Ltd. (Expiration
Date: 07/09/2021) (I)(N)	84	144
Imperial Holdings (Expiration
Date: 04/11/2019) (I)(N)	18	14
Magnum Hunter Resources Corp. (Expiration
Date: 04/15/2016; Srtike Price: $8.50) (I)(L)	420	20
TOTAL WARRANTS (Cost $18,985)		$496
SECURITIES LENDING COLLATERAL - 1.4%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	864,663	8,651,472
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,651,755)		$8,651,472
SHORT-TERM INVESTMENTS - 4.5%
Repurchase agreement - 4.5%
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $26,809,000 on 01/02/2015,
collateralized by $22,695,000 U.S. Treasury
Bonds, 3.750 % due 11/15/2043 (valued at
$27,347,475, including interest)	$26,809,000	$26,809,000
TOTAL SHORT-TERM INVESTMENTS (Cost $26,809,000)		$26,809,000
Total Investments (Total Stock Market Index Trust)
(Cost $367,068,999) - 101.8%		$612,507,738
Other assets and liabilities, net - (1.8%)		(10,707,469)
TOTAL NET ASSETS - 100.0%		$601,800,269

U.S. Equity Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.0%
Consumer discretionary - 9.7%
Auto components - 0.1%
Gentex Corp.	12,800	$462,464
Automobiles - 0.0%
General Motors Company	42	1,466

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Distributors - 0.2%
Genuine Parts Company	17,900	$1,907,603
Hotels, restaurants and leisure - 1.2%
Chipotle Mexican Grill, Inc. (I)	800	547,608
McDonald’s Corp.	99,151	9,290,449
Starbucks Corp.	21	1,723
Texas Roadhouse, Inc.	8,700	293,712
Yum! Brands, Inc.	21	1,530
		10,135,022
Household durables - 0.1%
Garmin, Ltd.	4,700	248,301
Tupperware Brands Corp.	6,300	396,900
		645,201
Internet and catalog retail - 4.6%
Amazon.com, Inc. (I)	121,471	37,698,525
The Priceline Group, Inc. (I)	600	684,126
		38,382,651
Leisure products - 0.3%
Hasbro, Inc.	9,800	538,902
Mattel, Inc.	30,400	940,728
Polaris Industries, Inc.	4,900	741,076
		2,220,706
Media - 0.1%
Scripps Networks Interactive, Inc., Class A	6,500	489,255
Specialty retail - 1.3%
Bed Bath & Beyond, Inc. (I)	64,500	4,912,965
Ross Stores, Inc.	22,900	2,158,554
The TJX Companies, Inc.	46,500	3,188,970
Tiffany & Company	4,500	480,870
		10,741,359
Textiles, apparel and luxury goods - 1.8%
Coach, Inc.	36,500	1,370,940
Fossil Group, Inc. (I)	2,200	243,628
NIKE, Inc., Class B	92,020	8,847,723
Ralph Lauren Corp.	7,200	1,333,152
Under Armour, Inc., Class A (I)	2,900	196,910
VF Corp.	41,340	3,096,366
		15,088,719
		80,074,446
Consumer staples - 17.8%
Beverages - 4.5%
Brown-Forman Corp., Class B	13,998	1,229,584
Coca-Cola Company	621,100	26,222,842
Monster Beverage Corp. (I)	14,340	1,553,739
PepsiCo, Inc.	83,976	7,940,771
		36,946,936
Food and staples retailing - 3.0%
Costco Wholesale Corp.	46,000	6,520,500
CVS Health Corp.	20,000	1,926,200
Sysco Corp.	63,900	2,536,191
Wal-Mart Stores, Inc.	160,880	13,816,374
		24,799,265
Food products - 0.7%
General Mills, Inc.	41,800	2,229,194
Hormel Foods Corp.	18,700	974,270
McCormick & Company, Inc.	15,500	1,151,650

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
The Hershey Company	15,400	$1,600,522
		5,955,636
Household products - 4.8%
Church & Dwight Company, Inc.	17,900	1,410,699
Colgate-Palmolive Company	127,780	8,841,098
Kimberly-Clark Corp.	16,000	1,848,640
The Procter & Gamble Company	300,800	27,399,872
		39,500,309
Personal products - 0.3%
Herbalife, Ltd. (L)	12,100	456,170
The Estee Lauder Companies, Inc., Class A	24,262	1,848,764
		2,304,934
Tobacco - 4.5%
Altria Group, Inc.	42	2,069
Philip Morris International, Inc.	432,784	35,250,257
Reynolds American, Inc.	31,000	1,992,370
		37,244,696
		146,751,776
Energy - 9.3%
Oil, gas and consumable fuels - 9.3%
Apache Corp.	27,790	1,741,599
Chevron Corp.	249,871	28,030,529
ConocoPhillips	111,700	7,714,002
Denbury Resources, Inc.	20,900	169,917
Devon Energy Corp.	14,500	887,545
Exxon Mobil Corp.	326,500	30,184,925
Hess Corp.	11,100	819,402
Marathon Oil Corp.	71,000	2,008,590
Murphy Oil Corp.	16,900	853,788
Occidental Petroleum Corp.	51,835	4,178,419
Whiting Petroleum Corp. (I)	2,100	69,300
		76,658,016
		76,658,016
Financials - 2.0%
Banks - 2.0%
JPMorgan Chase & Company	259,400	16,233,252
Wells Fargo & Company	500	27,410
		16,260,662
Insurance - 0.0%
American International Group, Inc.	32	1,792
MetLife, Inc.	32	1,731
		3,523
		16,264,185
Health care - 20.4%
Biotechnology - 1.5%
Amgen, Inc.	39,200	6,244,168
Biogen Idec, Inc. (I)	18,934	6,427,146
		12,671,314
Health care equipment and supplies - 5.7%
Abbott Laboratories	171,301	7,711,971
Baxter International, Inc.	49,201	3,605,941
Becton, Dickinson and Company	24,000	3,339,840
C.R. Bard, Inc.	9,290	1,547,900
Covidien PLC	149,100	15,249,948
Edwards Lifesciences Corp. (I)	11,120	1,416,466
IDEXX Laboratories, Inc. (I)	5,500	815,485

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Intuitive Surgical, Inc. (I)	4,170	$2,205,680
ResMed, Inc. (L)	13,400	751,204
Sirona Dental Systems, Inc. (I)	4,800	419,376
St. Jude Medical, Inc.	35,500	2,308,565
Stryker Corp.	39,800	3,754,334
Varian Medical Systems, Inc. (I)	13,600	1,176,536
Zimmer Holdings, Inc.	19,900	2,257,058
		46,560,304
Health care providers and services - 7.8%
AmerisourceBergen Corp.	4,500	405,720
Anthem, Inc.	14,300	1,797,081
Express Scripts Holding Company (I)	497,972	42,163,289
Henry Schein, Inc. (I)	10,900	1,484,035
Humana, Inc.	18,600	2,671,518
Laboratory Corp. of America Holdings (I)	21,800	2,352,220
MEDNAX, Inc. (I)	12,300	813,153
Patterson Companies, Inc.	4,800	230,880
UnitedHealth Group, Inc.	117,622	11,890,408
		63,808,304
Health care technology - 0.2%
Cerner Corp. (I)	28,480	1,841,517
Life sciences tools and services - 0.3%
Agilent Technologies, Inc.	6,400	262,016
Bio-Techne Corp.	2,000	184,800
Mettler-Toledo International, Inc. (I)	2,100	635,166
Waters Corp. (I)	10,700	1,206,104
		2,288,086
Pharmaceuticals - 4.9%
Allergan, Inc.	27,974	5,946,993
Bristol-Myers Squibb Company	52	3,070
Eli Lilly & Company	57,501	3,966,994
Johnson & Johnson	291,300	30,461,241
Pfizer, Inc.	36	1,121
		40,379,419
		167,548,944
Industrials - 6.7%
Aerospace and defense - 1.2%
General Dynamics Corp.	1,800	247,716
Honeywell International, Inc.	35,600	3,557,152
Precision Castparts Corp.	14,700	3,540,936
Rockwell Collins, Inc.	3,322	280,643
United Technologies Corp.	19,321	2,221,915
		9,848,362
Air freight and logistics - 0.2%
C.H. Robinson Worldwide, Inc.	17,500	1,310,575
Expeditors International of Washington, Inc.	17,400	776,214
		2,086,789
Commercial services and supplies - 0.1%
Rollins, Inc.	9,900	327,690
Stericycle, Inc. (I)	5,000	655,400
		983,090
Electrical equipment - 1.0%
AMETEK, Inc.	17,800	936,814
Emerson Electric Company	86,600	5,345,818
Hubbell, Inc., Class B	3,900	416,637
Rockwell Automation, Inc.	12,100	1,345,520
		8,044,789

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Industrial conglomerates - 2.8%
3M Company	95,800	$15,741,856
Danaher Corp.	74,000	6,342,540
Roper Industries, Inc.	5,600	875,560
		22,959,956
Machinery - 0.9%
CLARCOR, Inc.	3,400	226,576
Donaldson Company, Inc.	2,305	89,042
Dover Corp.	13,400	961,048
Flowserve Corp.	4,500	269,235
Illinois Tool Works, Inc.	41,841	3,962,343
Lincoln Electric Holdings, Inc.	2,300	158,907
Pall Corp.	8,300	840,043
Snap-on, Inc.	1,700	232,458
Wabtec Corp.	7,500	651,675
		7,391,327
Professional services - 0.1%
Equifax, Inc.	6,100	493,307
Road and rail - 0.1%
J.B. Hunt Transport Services, Inc.	2,900	244,325
Landstar System, Inc.	3,100	224,843
		469,168
Trading companies and distributors - 0.3%
MSC Industrial Direct Company, Inc., Class A	2,300	186,875
Fastenal Company	21,100	1,003,516
W.W. Grainger, Inc.	6,700	1,707,763
		2,898,154
		55,174,942
Information technology - 30.8%
Communications equipment - 4.7%
Cisco Systems, Inc.	661,419	18,397,369
F5 Networks, Inc. (I)	7,300	952,395
QUALCOMM, Inc.	255,002	18,954,299
Ubiquiti Networks, Inc. (L)	20,889	619,150
		38,923,213
Electronic equipment, instruments and components - 0.1%
Amphenol Corp., Class A	18,200	979,342
Internet software and services - 5.5%
Akamai Technologies, Inc. (I)	12,700	799,592
eBay, Inc. (I)	98,111	5,505,989
Google, Inc., Class A (I)	64,017	33,971,261
Google, Inc., Class C (I)	9,121	4,801,294
		45,078,136
IT services - 4.8%
Accenture PLC, Class A	90,300	8,064,693
Automatic Data Processing, Inc.	7,200	600,264
Cognizant Technology
Solutions Corp., Class A (I)	69,500	3,659,870
Gartner, Inc. (I)	1,900	159,999
International Business Machines Corp.	80,102	12,851,565
Jack Henry & Associates, Inc.	11,400	708,396
MasterCard, Inc., Class A	78,849	6,793,630
Paychex, Inc.	37,500	1,731,375
Teradata Corp. (I)	102,600	4,481,568
Total System Services, Inc.	14,100	478,836
		39,530,196
Semiconductors and semiconductor equipment - 0.6%
Analog Devices, Inc.	27,405	1,521,526

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Avago Technologies, Ltd.	3,000	$301,770
Intel Corp.	42	1,524
Linear Technology Corp.	18,400	839,040
Skyworks Solutions, Inc.	6,900	501,699
Xilinx, Inc.	28,500	1,233,765
		4,399,324
Software - 9.7%
ANSYS, Inc. (I)	11,800	967,600
CA, Inc.	28,000	852,600
Citrix Systems, Inc. (I)	20,500	1,307,900
FactSet Research Systems, Inc.	2,500	351,875
Intuit, Inc.	31,500	2,903,985
Microsoft Corp.	811,736	37,705,137
Oracle Corp.	777,239	34,952,438
Red Hat, Inc. (I)	11,400	788,196
		79,829,731
Technology hardware, storage and peripherals - 5.4%
Apple, Inc.	331,820	36,626,292
EMC Corp.	240,500	7,152,470
NetApp, Inc.	11,000	455,950
		44,234,712
		252,974,654
Materials - 1.3%
Chemicals - 1.3%
International Flavors & Fragrances, Inc.	2,200	222,992
Monsanto Company	69,400	8,291,218
Sigma-Aldrich Corp.	12,300	1,688,421
The Sherwin-Williams Company	1,000	263,040
		10,465,671
Containers and packaging - 0.0%
AptarGroup, Inc.	6,000	401,040
		10,866,711
TOTAL COMMON STOCKS (Cost $671,209,040)		$806,313,674
RIGHTS - 0.0%
Community Health Systems, Inc. (Expiration
Date: 01/27/2016; Strike Price: $10.50) (I)	23,900	598
TOTAL RIGHTS (Cost $1,554)		$598
SECURITIES LENDING COLLATERAL - 0.2%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	159,465	1,595,544
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,595,633)		$1,595,544
SHORT-TERM INVESTMENTS - 1.9%
Money market funds - 1.9%
State Street Institutional Treasury Money
Market Fund, 0.0731% (Y)	15,427,411	15,427,411
TOTAL SHORT-TERM INVESTMENTS (Cost $15,427,411)		$15,427,411
Total Investments (U.S. Equity Trust)
(Cost $688,233,638) - 100.1%		$823,337,227
Other assets and liabilities, net - (0.1%)		(936,674)
TOTAL NET ASSETS - 100.0%		$822,400,553

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Utilities Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 89.7%
Consumer discretionary - 10.2%
Media - 10.2%
Altice SA (I)	70,828	$5,602,114
Astro Malaysia Holdings BHD	2,472,000	2,136,781
Charter Communications, Inc., Class A (I)	30,735	5,121,061
Comcast Corp., Special Class A (L)	268,889	15,478,595
Liberty Global PLC, Series A (I)	36,100	1,812,401
Liberty Global PLC, Series C (I)	213,154	10,297,470
Numericable Group SA (I)	2,713	134,741
Quebecor, Inc., Class B (L)	112,220	3,085,132
Time Warner Cable, Inc.	51,333	7,805,696
		51,473,991
Energy - 16.8%
Oil, gas and consumable fuels - 16.8%
Access Midstream Partners LP	49,013	2,656,505
Anadarko Petroleum Corp.	48,226	3,978,645
Antero Midstream Partners LP (I)	18,528	509,520
Cheniere Energy, Inc. (I)	31,260	2,200,704
Cone Midstream Partners LP (I)	32,790	790,895
Enable Midstream Partners LP	40,054	776,647
Enbridge, Inc.	109,723	5,641,980
Energen Corp.	59,509	3,794,294
Energy Transfer Equity LP	90,913	5,216,588
Enterprise Products Partners LP	7,231	261,184
EQT Corp.	51,630	3,908,391
JP Energy Partners LP (I)	72,933	891,971
Kinder Morgan, Inc.	285,909	12,096,810
MarkWest Energy Partners LP	35,642	2,394,786
Noble Energy, Inc.	36,342	1,723,701
ONEOK Partners LP	37,595	1,489,890
ONEOK, Inc.	77,840	3,875,654
Plains All American Pipeline LP	23,718	1,217,208
Plains GP Holdings LP, Class A	309,495	7,947,832
SemGroup Corp., Class A	38,704	2,646,967
Spectra Energy Corp.	28,091	1,019,703
Targa Resources Corp.	8,486	899,940
The Williams Companies, Inc.	286,590	12,879,355
Western Gas Equity Partners LP	49,740	2,995,840
Williams Partners LP	66,397	2,971,266
		84,786,276
		84,786,276
Financials - 1.3%
Real estate investment trusts - 1.3%
American Tower Corp.	65,865	6,510,755
Information technology - 0.4%
Internet software and services - 0.4%
Rocket Internet AG (I)(L)(S)	32,203	2,002,527
Telecommunication services - 11.8%
Diversified telecommunication services - 6.6%
Bezeq The
Israeli Telecommunication Corp., Ltd.	2,187,279	3,879,829
BT Group PLC	134,323	835,497
Com Hem Holding AB (I)	581,131	4,680,410
Hellenic
Telecommunications Organization SA (I)	326,769	3,573,123
Oi SA (I)	114,367	393,864
Orange SA	9,270	157,652
TDC A/S	811,360	6,188,164
Telecom Italia SpA	5,851,100	4,891,779
Telecom Italia SpA (I)(L)	246,287	262,662

Utilities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
TELUS Corp.	61,143	$2,204,579
Verizon Communications, Inc.	91,305	4,271,248
Vivendi SA (I)	10,827	269,490
XL Axiata Tbk PT	3,998,500	1,567,943
		33,176,240
Wireless telecommunication services - 5.2%
Advanced Info Service PCL	25,300	193,018
Cellcom Israel, Ltd. (I)(L)	142,656	1,233,974
Drillisch AG	15,279	543,067
Idea Cellular, Ltd.	233,140	564,763
KDDI Corp.	51,100	3,210,309
MegaFon OAO, GDR	89,292	1,216,815
Mobile Telesystems OJSC, ADR	304,768	2,188,234
MTN Group, Ltd.	13,427	255,416
Philippine Long Distance Telephone Company	7,595	490,138
SBA Communications Corp., Class A (I)	54,284	6,012,496
T-Mobile US, Inc. (I)	19,928	536,860
Tim Participacoes SA, ADR	47,084	1,045,736
Turkcell Iletisim Hizmetleri AS (I)	480,792	2,934,027
Vodafone Group PLC	1,612,622	5,529,078
		25,953,931
		59,130,171
Utilities - 49.2%
Electric utilities - 23.0%
ALLETE, Inc.	72,532	3,999,414
American Electric Power Company, Inc.	141,590	8,597,345
Cheung Kong Infrastructure Holdings, Ltd.	320,000	2,359,354
Cia Paranaense de Energia, ADR	57,823	761,529
CPFL Energia SA	341,288	2,391,698
Edison International	23,513	1,539,631
EDP - Energias de Portugal SA	2,367,123	9,178,853
EDP - Energias do Brasil SA	1,002,103	3,365,122
Enel SpA	1,016,286	4,530,110
Equatorial Energia SA	123,001	1,276,847
Exelon Corp.	358,888	13,307,567
Iberdrola SA	262,032	1,766,292
Light SA	189,132	1,209,063
NextEra Energy, Inc.	172,282	18,311,854
Northeast Utilities	23,186	1,240,915
NRG Yield, Inc., Class A	35,647	1,680,400
OGE Energy Corp.	266,814	9,466,561
Pinnacle West Capital Corp.	51,741	3,534,428
PPL Corp.	505,834	18,376,949
Red Electrica Corp. SA (L)	53,709	4,734,523
SSE PLC	161,027	4,068,683
		115,697,138
Gas utilities - 3.5%
APA Group, Ltd. (L)	250,719	1,515,669
China Resources Gas Group, Ltd.	1,312,000	3,390,690
Enagas SA	160,693	5,068,422
Gas Natural SDG SA	94,750	2,380,175
Infraestructura Energetica Nova SAB de CV	190,895	952,292
Snam SpA	847,887	4,196,378
		17,503,626
Independent power and renewable electricity
producers - 12.7%
Abengoa Yield PLC (L)	120,010	3,278,673
AES Corp.	634,226	8,733,292
Aksa Enerji Uretim AS (I)	584,963	731,930
Calpine Corp. (I)	475,221	10,516,641

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or
	Principal
COMMON STOCKS (continued)	Amount	Value
Independent power and renewable electricity
producers (continued)
China Longyuan Power Group Corp., H Shares	1,570,000	$1,612,965
Drax Group PLC	355,901	2,548,573
Dynegy, Inc. (I)	333,964	10,135,807
EDP Renovaveis SA	1,490,754	9,701,316
Enel Green Power SpA	443,939	930,124
Infinis Energy PLC	298,988	1,025,702
Nextera Energy Partners LP (L)	21,587	728,561
NRG Energy, Inc.	514,084	13,854,564
		63,798,148
Multi-utilities - 10.0%
AGL Energy, Ltd.	127,572	1,391,441
Ameren Corp.	69,677	3,214,200
CMS Energy Corp.	142,983	4,968,659
Dominion Resources, Inc.	25,963	1,996,555
DTE Energy Company	31,837	2,749,762
GDF Suez	222,929	5,198,486
NiSource, Inc.	37,444	1,588,374
NorthWestern Corp.	43,980	2,488,388
PG&E Corp.	64,816	3,450,804
Public Service Enterprise Group, Inc.	272,063	11,266,129
Sempra Energy	109,521	12,196,259
		50,509,057
		247,507,969
TOTAL COMMON STOCKS (Cost $418,144,523)		$451,411,689
PREFERRED SECURITIES - 7.1%
Telecommunication services - 1.0%
Diversified telecommunication services - 0.3%
Oi SA (I)	414,835	1,333,216
Wireless telecommunication services - 0.7%
T-Mobile US, Inc., 5.500% (I)	70,874	3,755,613
		5,088,829
Utilities - 6.1%
Electric utilities - 3.0%
Cia Paranaense de Energia, B Shares	170,100	2,298,402
Exelon Corp., 6.500%	133,767	7,022,768
NextEra Energy, Inc.	68,191	4,564,706
NextEra Energy, Inc., 5.799%	22,023	1,270,507
		15,156,383
Independent power and renewable electricity producers - 1.1%
Dynegy, Inc., 5.375% (I)	54,532	5,562,264
Multi-utilities - 2.0%
Dominion Resources, Inc., 6.000%	62,844	3,778,181
Dominion Resources, Inc., 6.125%	51,696	3,102,277
Dominion Resources, Inc., 6.375%	61,317	3,189,097
		10,069,555
		30,788,202
TOTAL PREFERRED SECURITIES (Cost $35,464,933)		$35,877,031
CORPORATE BONDS - 0.1%
Utilities - 0.1%
Electric utilities - 0.1%
Viridian Group FundCo II, Ltd.
11.125%, 04/01/2017 (S)	$526,000	$562,820
TOTAL CORPORATE BONDS (Cost $546,022)		$562,820

Utilities Trust (continued)

	Shares or
	Principal
	Amount	Value
SECURITIES LENDING COLLATERAL - 5.0%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	2,541,465	25,428,883
TOTAL SECURITIES LENDING
COLLATERAL (Cost $25,429,590)		$25,428,883
SHORT-TERM INVESTMENTS - 1.5%
Commercial paper - 0.7%
HSBC Americas, Inc. 0.051%, 01/02/2015 *	$3,188,000	$3,187,996
Repurchase agreement - 0.8%
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $4,125,000 on 01/02/2015,
collateralized by $4,270,000 U.S. Treasury
Notes, 0.750% due 02/28/2018 (valued at
$4,211,501, including interest)	4,125,000	4,125,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,312,996)		$7,312,996
Total Investments (Utilities Trust)
(Cost $486,898,064) - 103.4%		$520,593,419
Other assets and liabilities, net - (3.4%)		(17,202,124)
TOTAL NET ASSETS - 100.0%		$503,391,295

Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.4%
Consumer discretionary - 9.9%
Auto components - 5.3%
Dana Holding Corp.	660,992	$14,369,966
Johnson Controls, Inc.	423,041	20,449,802
		34,819,768
Media - 1.3%
Gannett Company, Inc.	266,321	8,503,630
Specialty retail - 3.3%
Advance Auto Parts, Inc.	92,868	14,792,015
Ascena Retail Group, Inc. (I)	575,149	7,223,871
		22,015,886
		65,339,284
Consumer staples - 2.7%
Food products - 2.7%
ConAgra Foods, Inc.	486,278	17,642,166
Energy - 4.6%
Energy equipment and services - 1.9%
Amec Foster Wheeler PLC	38,139	493,519
Amec Foster Wheeler PLC	942,807	12,451,427
		12,944,946
Oil, gas and consumable fuels - 2.7%
Newfield Exploration Company (I)	232,585	6,307,705
The Williams Companies, Inc.	256,961	11,547,827
		17,855,532
		30,800,478
Financials - 27.4%
Banks - 8.5%
BB&T Corp.	410,189	15,952,250

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Comerica, Inc.	354,273	$16,594,147
Wintrust Financial Corp.	315,487	14,752,172
Zions Bancorporation	320,814	9,146,407
		56,444,976
Capital markets - 6.6%
American Capital, Ltd. (I)	835,965	12,213,449
Northern Trust Corp.	229,370	15,459,538
Stifel Financial Corp. (I)	321,596	16,407,828
		44,080,815
Insurance - 9.4%
ACE, Ltd.	90,150	10,356,432
Arthur J. Gallagher & Company	205,344	9,667,596
FNF Group	497,021	17,122,373
Marsh & McLennan Companies, Inc.	247,831	14,185,846
Willis Group Holdings PLC	251,575	11,273,076
		62,605,323
Real estate management and development - 2.9%
Forest City Enterprises, Inc., Class A (I)	885,959	18,870,927
		182,002,041
Health care - 11.9%
Health care equipment and supplies - 2.3%
CareFusion Corp. (I)	261,313	15,506,313
Health care providers and services - 7.7%
Brookdale Senior Living, Inc. (I)	394,664	14,472,329
HealthSouth Corp.	437,566	16,828,788
Universal Health Services, Inc., Class B	174,145	19,375,373
		50,676,490
Life sciences tools and services - 1.9%
PerkinElmer, Inc.	284,057	12,421,813
		78,604,616
Industrials - 19.1%
Aerospace and defense - 2.5%
Textron, Inc.	391,063	16,467,663
Air freight and logistics - 1.4%
UTi Worldwide, Inc. (I)	745,310	8,995,892
Building products - 4.5%
Masco Corp.	542,894	13,680,929
Owens Corning	459,950	16,470,810
		30,151,739
Commercial services and supplies - 0.9%
Clean Harbors, Inc. (I)	125,961	6,052,426
Electrical equipment - 2.0%
The Babcock & Wilcox Company	447,228	13,551,008
Machinery - 7.1%
Ingersoll-Rand PLC	259,863	16,472,716
Pentair PLC	221,193	14,691,639
Snap-on, Inc.	118,384	16,187,828
		47,352,183
Road and rail - 0.7%
Swift Transportation Company (I)	153,413	4,392,214
		126,963,125
Information technology - 12.9%
Communications equipment - 2.3%
Ciena Corp. (I)	793,538	15,402,573

Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services - 2.8%
Teradata Corp. (I)	417,190	$18,222,859
Software - 5.4%
Cadence Design Systems, Inc. (I)	810,624	15,377,537
Citrix Systems, Inc. (I)	323,552	20,642,618
		36,020,155
Technology hardware, storage and peripherals - 2.4%
Diebold, Inc.	133,963	4,640,478
NetApp, Inc.	268,410	11,125,595
		15,766,073
		85,411,660
Materials - 4.4%
Chemicals - 4.4%
Eastman Chemical Company	197,163	14,956,785
W.R. Grace & Company (I)	146,478	13,972,536
		28,929,321
		28,929,321
Telecommunication services - 2.4%
Diversified telecommunication services - 2.4%
Level 3 Communications, Inc. (I)	326,966	16,145,581
Utilities - 3.1%
Electric utilities - 2.2%
Edison International	224,680	14,712,046
Multi-utilities - 0.9%
CenterPoint Energy, Inc.	261,126	6,118,182
		20,830,228
TOTAL COMMON STOCKS (Cost $532,628,905)		$652,668,500
SHORT-TERM INVESTMENTS - 2.8%
Money market funds - 2.8%
State Street Institutional Liquid Reserves
Fund, 0.0718% (Y)	18,715,458	18,715,458
TOTAL SHORT-TERM INVESTMENTS (Cost $18,715,458)		$18,715,458
Total Investments (Value Trust) (Cost $551,344,363) - 101.2%		$671,383,958
Other assets and liabilities, net - (1.2%)		(7,887,843)
TOTAL NET ASSETS - 100.0%		$663,496,115

Percentages are based upon net assets.

Footnotes

Key to Currency Abbreviations

HKD	Hong Kong Dollar
KRW	Korean Won
RUB	Russian Ruble
THB	Thai Baht

Key to Security Abbreviations and Legend

ADR	American Depositary Receipts
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipts
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

(A)	The subadvisor is an affiliate of the advisor.

(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.

(G)	The portfolio’s subadvisor is shown parenthetically.

(H)	Non-income producing — Issuer and/or security is in default. (I) Non-income producing security.

(L)	A portion of the security is on loan as of December 31, 2014. (M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(N)	Strike price and/or expiration date not available.

(O)	The investment is an affiliate of the fund, the adviser and/or the subadviser.

(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.

(R)	Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 10 of the Notes to Financial Statements.

(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. (W) Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.

(Y)	The rate shown is the annualized seven-day yield as of December 31, 2014.

(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.

*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

601 Congress Street
Boston MA 02210-2805

JHT0A-FP0I-12/14

John Hancock

John Hancock
Variable Insurance Trust

Bond Trusts

December 31, 2014
Portfolio of Investments

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 22.7%
U.S. Government - 6.2%
U.S. Treasury Bonds
3.125%, 02/15/2042 to 08/15/2044		$34,035,000	$36,647,114
U.S. Treasury Notes
2.250%, 11/15/2024		12,683,000	12,768,217
2.375%, 12/31/2020		2,500,000	2,573,438
			51,988,769
U.S. Government Agency - 16.5%
Federal Home Loan Bank
2.900%, 09/05/2025		300,000	296,660
3.170%, 10/04/2027		310,000	304,687
3.250%, 06/21/2027		415,152	415,249
Federal Home Loan Mortgage Corp.
2.558%, 06/01/2044 (P)		768,807	789,139
2.677%, 05/01/2044 (P)		768,112	791,164
3.000%, 03/01/2043		2,172,017	2,209,380
3.012%, 03/01/2044 (P)		223,329	231,154
4.000%, 11/01/2043 to 02/01/2044		2,609,100	2,792,477
4.500%, 09/01/2023 to 10/01/2041		6,847,350	7,427,335
5.000%, 03/01/2041 to 04/01/2041		2,398,632	2,653,581
5.500%, 07/01/2037		45,500	51,119
Federal National Mortgage Association
2.113%, 08/01/2034 (P)		1,705,153	1,803,119
2.497%, 07/01/2033 (P)		45,945	49,247
2.524%, 06/01/2044 (P)		1,390,401	1,427,658
2.551%, 04/01/2044 (P)		1,344,157	1,383,404
2.908%, 03/01/2044 (P)		208,634	215,831
3.000%, TBA (C)		13,750,000	13,916,163
3.000%, 07/01/2027 to 05/01/2043		4,926,626	5,021,965
3.400%, 09/27/2032		1,145,000	1,127,940
3.500%, 02/01/2026 to 06/01/2042		8,781,751	9,217,088
4.000%, 10/01/2025 to 01/01/2044		15,245,245	16,358,871
4.500%, 08/01/2040 to 08/01/2041		19,609,874	21,357,969
5.000%, 05/01/2018 to 04/01/2041		17,121,307	18,978,528
5.500%, 02/01/2018 to 11/01/2039		9,826,488	11,018,864
6.000%, 05/01/2035 to 02/01/2036		5,561,016	6,331,773
6.500%, 02/01/2036 to 06/01/2039		2,737,489	3,115,372
7.000%, 04/01/2017 to 06/01/2032		343,768	398,939
7.500%, 09/01/2029 to 08/01/2031		79,208	94,441
Government National
Mortgage Association
4.000%, 02/15/2041		5,751,547	6,201,560
5.000%, 04/15/2035		873,840	968,775
5.500%, 03/15/2035		476,984	540,391
6.000%, 03/15/2033 to 06/15/2033		393,552	452,132
6.500%, 09/15/2028 to 08/15/2031		105,373	122,207
7.000%, 04/15/2029		58,450	68,411
8.000%, 10/15/2026 to 05/15/2029		77,091	91,347
			138,223,940
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $184,424,371)			$190,212,709
FOREIGN GOVERNMENT
OBLIGATIONS - 0.6%
Argentina - 0.1%
City of Buenos Aires
9.950%, 03/01/2017 (S)		620,000	632,400
Republic of Argentina
8.280%, 12/31/2033 (H)		455,662	406,679
9.224%, 12/15/2035 (P)	ARS	19,532,033	124,837
			1,163,916

Active Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Germany - 0.2%
Federal Republic of Germany
6.250%, 01/04/2030	EUR	725,000	$1,534,198
Mexico - 0.1%
Government of Mexico
8.000%, 12/07/2023	MXN	11,861,100	923,943
Panama - 0.1%
Republic of Panama
8.875%, 09/30/2027		$344,000	498,800
9.375%, 04/01/2029		130,000	197,275
			696,075
Peru - 0.0%
Republic of Peru
9.875%, 02/06/2015		111,000	111,836
United Kingdom - 0.1%
Government of United Kingdom
6.000%, 12/07/2028	GBP	85,000	197,243
8.000%, 12/07/2015		125,000	208,736
			405,979
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,196,635)			$4,835,947
CORPORATE BONDS - 42.7%
Consumer discretionary - 4.6%
21st Century Fox America, Inc.
6.150%, 03/01/2037		$210,000	263,153
6.400%, 12/15/2035		205,000	267,558
6.650%, 11/15/2037		1,000,000	1,335,260
6.750%, 01/09/2038		108,000	141,015
7.750%, 12/01/2045		491,000	738,612
Advance Auto Parts, Inc.
4.500%, 12/01/2023		650,000	688,758
Altice Financing SA
6.500%, 01/15/2022 (S)		230,000	224,825
Amazon.com, Inc.
4.950%, 12/05/2044		770,000	796,037
AMC Entertainment, Inc.
5.875%, 02/15/2022		555,000	563,325
Arcos Dorados Holdings, Inc.
10.250%, 07/13/2016 (S)	BRL	600,000	212,738
AutoNation, Inc.
5.500%, 02/01/2020		$925,000	1,014,458
Bed Bath & Beyond, Inc.
3.749%, 08/01/2024		280,000	283,860
Brinker International, Inc.
3.875%, 05/15/2023		740,000	737,939
CCM Merger, Inc.
9.125%, 05/01/2019 (S)		490,000	514,500
Chrysler Group LLC
8.000%, 06/15/2019		245,000	257,556
Comcast Corp.
6.550%, 07/01/2039		1,000,000	1,365,724
Conn’s, Inc.
7.250%, 07/15/2022 (L)(S)		685,000	513,750
Dana Holding Corp.
6.000%, 09/15/2023		565,000	590,425
Delphi Corp.
5.000%, 02/15/2023		1,505,000	1,606,557
DIRECTV Holdings LLC
3.950%, 01/15/2025		500,000	503,935

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Ford Motor Company
4.750%, 01/15/2043	$215,000	$226,851
Ford Motor Credit Company LLC
5.875%, 08/02/2021	2,644,000	3,061,191
8.000%, 12/15/2016	624,000	698,553
General Motors Company
4.875%, 10/02/2023	610,000	652,700
6.250%, 10/02/2043	560,000	668,976
General Motors Financial Company, Inc.
4.375%, 09/25/2021	485,000	506,219
Grain Spectrum Funding II LLC
3.290%, 10/10/2019 (S)	500,000	502,614
Harley-Davidson Financial Services, Inc.
2.700%, 03/15/2017 (S)	1,000,000	1,024,714
Hot Topic, Inc.
9.250%, 06/15/2021 (S)	325,000	347,750
Hyatt Hotels Corp.
3.375%, 07/15/2023	1,160,000	1,137,433
Jo-Ann Stores Holdings, Inc., PIK
9.750%, 10/15/2019 (S)	715,000	607,750
L Brands, Inc.
6.625%, 04/01/2021	755,000	849,375
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	602,000	654,910
MDC Holdings, Inc.
5.500%, 01/15/2024	670,000	648,225
MGM Resorts International
6.000%, 03/15/2023	690,000	693,450
Myriad International Holdings BV
6.000%, 07/18/2020 (S)	300,000	327,750
Pearson Funding Five PLC
3.250%, 05/08/2023 (S)	660,000	633,609
Quiksilver, Inc.
7.875%, 08/01/2018 (L)(S)	535,000	470,800
QVC, Inc.
4.375%, 03/15/2023	410,000	411,411
5.125%, 07/02/2022	360,000	378,870
5.450%, 08/15/2034	475,000	463,492
Seminole Tribe of Florida, Inc.
6.535%, 10/01/2020 (S)	505,000	537,825
Stackpole International Intermediate
Company SA
7.750%, 10/15/2021 (S)	325,000	325,000
Target Corp.
6.500%, 10/15/2037	657,000	897,262
The Hillman Group, Inc.
6.375%, 07/15/2022 (S)	170,000	163,200
Time Warner Cable, Inc.
4.500%, 09/15/2042	850,000	873,752
5.500%, 09/01/2041	750,000	871,442
8.250%, 04/01/2019	510,000	624,313
Time Warner Companies, Inc.
7.570%, 02/01/2024	716,000	929,494
Time Warner Entertainment Company LP
8.375%, 07/15/2033	300,000	450,221
Time Warner, Inc.
7.625%, 04/15/2031	451,000	628,755
Toll Brothers Finance Corp.
4.000%, 12/31/2018	600,000	601,500
Tops Holding II Corp.
8.750%, 06/15/2018	340,000	326,400
Viacom, Inc.
4.375%, 03/15/2043	1,142,000	1,051,556

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Viacom, Inc. (continued)
6.125%, 10/05/2017	$750,000	$834,761
Waterford Gaming LLC
8.625%, 09/15/2049 (S)	409,830	29,024
WideOpenWest Finance LLC
10.250%, 07/15/2019	160,000	166,600
Yum! Brands, Inc.
3.875%, 11/01/2023	600,000	611,011
5.350%, 11/01/2043	600,000	656,132
6.250%, 03/15/2018	155,000	173,410
6.875%, 11/15/2037	292,000	377,183
		38,715,469
Consumer staples - 1.7%
Ajecorp BV
6.500%, 05/14/2022 (L)(S)	575,000	484,438
Alliance One International, Inc.
9.875%, 07/15/2021	1,115,000	995,138
Anheuser-Busch Companies, Inc.
6.500%, 02/01/2043	540,000	735,239
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	405,000	496,344
Constellation Brands, Inc.
4.250%, 05/01/2023	545,000	540,913
4.750%, 11/15/2024	275,000	278,438
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	1,184,016	1,601,373
DS Services of America, Inc.
10.000%, 09/01/2021	475,000	548,625
Fomento Economico Mexicano SAB
de CV
4.375%, 05/10/2043	1,000,000	934,462
Harbinger Group, Inc.
7.875%, 07/15/2019	480,000	511,200
Kraft Foods Group, Inc.
6.125%, 08/23/2018	817,000	934,170
Prestige Brands, Inc.
5.375%, 12/15/2021 (S)	345,000	338,963
Revlon Consumer Products Corp.
5.750%, 02/15/2021	380,000	380,000
Reynolds American, Inc.
4.850%, 09/15/2023	1,000,000	1,076,373
SABMiller PLC
6.500%, 07/15/2018 (S)	715,000	816,290
Safeway, Inc.
4.750%, 12/01/2021	210,000	212,624
5.000%, 08/15/2019	1,070,000	1,094,860
6.350%, 08/15/2017	164,000	174,291
The Kroger Company
7.000%, 05/01/2018	1,105,000	1,265,969
Tops Holding Corp.
8.875%, 12/15/2017	202,000	206,040
Tyson Foods, Inc.
3.950%, 08/15/2024	415,000	428,994
Vector Group, Ltd.
7.750%, 02/15/2021	390,000	410,475
		14,465,219
Energy - 5.9%
Access Midstream Partners LP
4.875%, 05/15/2023 to 03/15/2024	745,000	756,175
Afren PLC
6.625%, 12/09/2020 (S)	400,000	224,000
10.250%, 04/08/2019 (S)	290,000	188,500

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Anadarko Petroleum Corp.
6.450%, 09/15/2036	$1,000,000	$1,201,694
Boardwalk Pipelines LP
3.375%, 02/01/2023	850,000	774,325
BP Capital Markets PLC
2.750%, 05/10/2023	530,000	495,616
California Resources Corp.
5.500%, 09/15/2021 (S)	380,000	324,900
6.000%, 11/15/2024 (S)	740,000	625,300
Cameron International Corp.
5.950%, 06/01/2041	1,178,000	1,303,021
Chesapeake Energy Corp.
4.875%, 04/15/2022	700,000	680,750
5.750%, 03/15/2023	740,000	762,200
Cimarex Energy Company
4.375%, 06/01/2024	1,275,000	1,217,625
CNOOC Finance 2003, Ltd.
5.500%, 05/21/2033 (S)	545,000	630,070
CNOOC Finance 2013, Ltd.
3.000%, 05/09/2023	655,000	619,897
Concho Resources, Inc.
5.500%, 04/01/2023	500,000	502,350
Continental Resources, Inc.
5.000%, 09/15/2022	1,175,000	1,136,813
CSI Compressco LP
7.250%, 08/15/2022 (S)	360,000	309,600
DCP Midstream LLC
9.750%, 03/15/2019 (S)	565,000	706,705
DCP Midstream LLC (5.850% to
05/21/2023, then 3 month
LIBOR + 3.850%)
05/21/2043 (S)	1,760,000	1,707,200
DCP Midstream Operating LP
3.875%, 03/15/2023	335,000	320,574
Denbury Resources, Inc.
5.500%, 05/01/2022	370,000	338,550
Devon Energy Corp.
4.000%, 07/15/2021	1,000,000	1,034,027
Devon Financing Corp. ULC
7.875%, 09/30/2031	874,000	1,192,264
Ecopetrol SA
5.875%, 09/18/2023	290,000	307,038
El Paso Pipeline Partners Operating
Company LLC
5.000%, 10/01/2021	500,000	525,865
Enbridge Energy Partners LP
7.500%, 04/15/2038	600,000	734,116
Energen Corp.
4.625%, 09/01/2021	500,000	443,105
Energy Transfer Partners LP
4.150%, 10/01/2020	1,000,000	1,025,180
9.700%, 03/15/2019	535,000	671,488
Energy XXI Gulf Coast, Inc.
6.875%, 03/15/2024 (S)	210,000	113,400
Enterprise Products Operating LLC
6.650%, 04/15/2018	750,000	856,759
6.875%, 03/01/2033	471,000	604,222
Enterprise Products Operating LLC
(7.000% to 06/01/2017, then 3 month
LIBOR + 2.778%)
06/01/2067	840,000	872,550

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Enterprise Products Operating LLC
(8.375% to 08/01/2016, then 3 month
LIBOR + 3.708%)
08/01/2066	$610,000	$654,988
EP Energy LLC
7.750%, 09/01/2022	265,000	247,775
EV Energy Partners LP
8.000%, 04/15/2019	505,000	429,250
Exterran Partners LP
6.000%, 04/01/2021	145,000	126,150
Freeport-McMoran Oil & Gas LLC
6.750%, 02/01/2022	629,000	691,900
6.875%, 02/15/2023	228,000	253,650
FTS International, Inc.
6.250%, 05/01/2022 (S)	270,000	197,100
Halcon Resources Corp.
8.875%, 05/15/2021	295,000	221,988
Hess Corp.
5.600%, 02/15/2041	800,000	857,861
Jones Energy Holdings LLC
6.750%, 04/01/2022 (S)	210,000	159,600
Kerr-McGee Corp.
6.950%, 07/01/2024	510,000	623,331
Kinder Morgan Energy Partners LP
4.150%, 03/01/2022	500,000	503,865
5.800%, 03/15/2035	402,000	426,929
7.300%, 08/15/2033	603,000	724,784
7.750%, 03/15/2032	210,000	258,723
Kinder Morgan, Inc.
4.300%, 06/01/2025	1,205,000	1,209,043
Kosmos Energy, Ltd.
7.875%, 08/01/2021 (S)	310,000	261,950
Lukoil International Finance BV
3.416%, 04/24/2018 (S)	950,000	807,500
Marathon Oil Corp.
6.800%, 03/15/2032	785,000	950,135
MarkWest Energy Partners LP
6.500%, 08/15/2021 (L)	369,000	380,070
Midstates Petroleum Company, Inc.
9.250%, 06/01/2021	700,000	350,000
Newfield Exploration Company
5.625%, 07/01/2024	500,000	494,688
5.750%, 01/30/2022	645,000	638,550
Nexen Energy ULC
5.875%, 03/10/2035	598,000	702,236
6.400%, 05/15/2037	775,000	965,300
Noble Holding International, Ltd.
5.250%, 03/15/2042 (L)	500,000	394,420
Nostrum Oil & Gas Finance BV
6.375%, 02/14/2019 (S)	450,000	387,000
ONEOK Partners LP
6.650%, 10/01/2036	835,000	960,980
Pacific Rubiales Energy Corp.
5.125%, 03/28/2023 (L)(S)	400,000	315,000
5.375%, 01/26/2019 (S)	485,000	417,828
Petro-Canada
6.050%, 05/15/2018	745,000	837,935
Petroleos Mexicanos
4.250%, 01/15/2025 (S)	190,000	188,765
4.875%, 01/24/2022	330,000	345,645
Plains All American Pipeline LP
3.600%, 11/01/2024	410,000	402,504
4.900%, 02/15/2045	750,000	762,186

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Precision Drilling Corp.
6.625%, 11/15/2020	$315,000	$283,500
Regency Energy Partners LP
5.000%, 10/01/2022	145,000	137,025
5.500%, 04/15/2023	600,000	579,000
5.875%, 03/01/2022	145,000	144,638
RKI Exploration & Production LLC
8.500%, 08/01/2021 (S)	370,000	298,775
Rowan Companies, Inc.
4.875%, 06/01/2022	375,000	364,905
Spectra Energy Capital LLC
6.750%, 02/15/2032	589,000	722,023
Summit Midstream Holdings LLC
7.500%, 07/01/2021	230,000	241,500
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023	1,080,000	1,035,695
Talisman Energy, Inc.
6.250%, 02/01/2038	525,000	532,985
Teine Energy, Ltd.
6.875%, 09/30/2022 (S)	370,000	284,900
TransCanada PipeLines, Ltd. (6.350% to
05/15/2017, then 3 month
LIBOR + 2.210%)
05/15/2067	815,000	790,550
Trinidad Drilling, Ltd.
7.875%, 01/15/2019 (S)	255,000	237,150
Tullow Oil PLC
6.000%, 11/01/2020 (S)	380,000	315,400
6.250%, 04/15/2022 (S)	375,000	315,000
Williams Partners LP
4.300%, 03/04/2024	700,000	698,713
WPX Energy, Inc.
5.250%, 09/15/2024	185,000	172,050
6.000%, 01/15/2022	350,000	336,875
		48,846,192
Financials - 17.4%
Allied World Assurance Company
Holdings, Ltd.
7.500%, 08/01/2016	505,000	551,416
American Express Bank FSB
6.000%, 09/13/2017	585,000	652,180
American Express Company
3.625%, 12/05/2024	400,000	403,334
American International Group, Inc.
4.125%, 02/15/2024	375,000	399,192
6.250%, 03/15/2087	100,000	111,595
6.400%, 12/15/2020	292,000	348,201
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2068	69,000	93,495
American Tower Corp.
3.400%, 02/15/2019	390,000	396,949
4.700%, 03/15/2022	590,000	618,610
5.000%, 02/15/2024	670,000	710,513
5.900%, 11/01/2021	800,000	900,528
Aquarius + Investments PLC (6.375% to
09/01/2019, then 5 Year U.S. Swap
Rate + 5.210%)
09/01/2024	335,000	348,375
ARC Properties Operating Partnership LP
2.000%, 02/06/2017 (L)	600,000	571,872
4.600%, 02/06/2024	787,000	726,041

Active Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Ares Capital Corp.
3.875%, 01/15/2020		$645,000	$643,148
Assurant, Inc.
4.000%, 03/15/2023		1,260,000	1,293,409
Assured Guaranty US Holdings, Inc.
5.000%, 07/01/2024 (L)		660,000	696,261
AvalonBay Communities, Inc.
5.700%, 03/15/2017		750,000	815,468
AXA SA
8.600%, 12/15/2030		360,000	489,070
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)		365,000	395,113
AXA SA (6.463% to 12/14/2018, then
3 month LIBOR + 1.449%)
12/14/2018 (Q)(S)		1,440,000	1,515,600
Banco do Brasil SA (6.250% to
04/15/2024, then 10 Year
U.S. Treasury + 4.398%)
04/15/2024 (Q)(S)		665,000	485,450
Banco Santander Brasil SA
8.000%, 03/18/2016 (S)	BRL	1,400,000	503,235
Bank of America Corp.
3.625%, 03/17/2016		$550,000	565,558
4.200%, 08/26/2024		370,000	376,928
4.250%, 10/22/2026		400,000	399,102
5.000%, 05/13/2021		1,800,000	2,008,535
5.650%, 05/01/2018		1,000,000	1,110,973
6.875%, 04/25/2018		860,000	987,779
7.625%, 06/01/2019		1,065,000	1,287,172
Bank of America Corp. (6.250% to
09/05/2024, then 3 month
LIBOR + 3.705%)
09/05/2024 (Q)		650,000	642,484
Bank of America Corp. (8.000% to
01/30/2018, then 3 month
LIBOR + 3.630%)
01/30/2018 (Q)		595,000	638,881
Barclays Bank PLC
10.179%, 06/12/2021 (S)		720,000	966,664
Boston Properties LP
3.700%, 11/15/2018		1,043,000	1,099,772
BPCE SA
4.500%, 03/15/2025 (S)		660,000	644,904
5.700%, 10/22/2023 (S)		800,000	859,014
Capital One Financial Corp.
2.450%, 04/24/2019		700,000	698,396
3.500%, 06/15/2023		1,023,000	1,033,898
4.750%, 07/15/2021		700,000	771,497
Citigroup, Inc.
3.500%, 05/15/2023		1,060,000	1,031,899
3.750%, 06/16/2024		235,000	240,374
3.875%, 10/25/2023		295,000	306,624
4.450%, 01/10/2017		1,350,000	1,427,136
4.500%, 01/14/2022		1,000,000	1,092,758
5.375%, 08/09/2020		195,000	221,628
6.125%, 08/25/2036		345,000	411,265
CNA Financial Corp.
6.500%, 08/15/2016		1,310,000	1,417,289
7.250%, 11/15/2023		645,000	804,261
Commerzbank AG
8.125%, 09/19/2023 (S)		865,000	994,620

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Corrections Corp. of America
4.625%, 05/01/2023	$440,000	$423,500
Credit Acceptance Corp.
6.125%, 02/15/2021 (S)	635,000	635,000
Credit Agricole SA (6.625% to
09/23/2019, then 5 Year U.S. Swap
Rate + 4.697%)
09/23/2019 (Q)(S)	665,000	644,551
Credit Agricole SA (7.875% to
01/23/2024, then 5 Year U.S. Swap
Rate + 4.898%)
01/23/2024 (Q)(S)	835,000	849,641
Credit Agricole SA (8.125% to
09/19/2018, then 5 Year U.S. Swap
Rate + 6.283%)
09/19/2033 (S)	350,000	390,486
Credit Suisse Group AG (7.500% to
12/11/2023, then 5 Year U.S. Swap
Rate + 4.598%)
12/11/2023 (Q)(S)	435,000	452,400
Credito Real SAB de CV
7.500%, 03/13/2019 (S)	600,000	607,500
Crown Castle Towers LLC
4.883%, 08/15/2040 (S)	750,000	824,420
6.113%, 01/15/2040 (S)	620,000	712,158
DDR Corp.
3.500%, 01/15/2021	650,000	657,186
7.500%, 04/01/2017	1,130,000	1,266,104
Discover Financial Services
5.200%, 04/27/2022	610,000	673,687
Doric Nimrod Air Alpha 2013-1 Class A
Pass Through Trust
5.250%, 05/30/2025 (S)	556,948	590,365
Doric Nimrod Air Alpha 2013-1 Class B
Pass Through Trust
6.125%, 11/30/2021 (S)	256,388	269,208
Doric Nimrod Air Finance Alpha, Ltd.
2012-1 Class A Pass Through Trust
5.125%, 11/30/2024 (S)	428,302	442,523
Dresdner Bank AG
7.250%, 09/15/2015	627,000	648,359
Education Realty Operating
Partnership LP
4.600%, 12/01/2024	405,000	415,031
Enova International, Inc.
9.750%, 06/01/2021 (S)	545,000	536,825
EPR Properties
7.750%, 07/15/2020	921,000	1,104,783
Equity Commonwealth
5.875%, 09/15/2020	700,000	770,088
ERP Operating LP
5.750%, 06/15/2017	1,000,000	1,100,875
Essex Portfolio LP
5.500%, 03/15/2017	906,000	981,201
Fifth Street Finance Corp.
4.875%, 03/01/2019	400,000	408,399
Fifth Third Bancorp (5.100% to
06/30/2023, then 3 month
LIBOR + 3.033%)
06/30/2023 (Q)	600,000	555,750
FS Investment Corp.
4.000%, 07/15/2019	660,000	657,395

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
General Electric Capital Corp.
0.712%, 08/15/2036 (P)	$695,000	$613,201
5.550%, 05/04/2020	645,000	741,284
General Electric Capital Corp. (7.125%
until 06/15/2022, then 3 month
LIBOR + 5.296%)
06/15/2022 (Q)	800,000	931,000
General Shopping Investments, Ltd.
(12.000% to 03/20/2017, then 5 Year
USGG + 11.052%)
03/20/2017 (Q)(S)	635,000	571,500
Genworth Holdings, Inc.
4.800%, 02/15/2024	500,000	405,314
Goodman Funding Pty, Ltd.
6.375%, 04/15/2021 (S)	590,000	678,907
Hartford Financial Services Group, Inc.
5.500%, 03/30/2020	1,000,000	1,130,088
6.625%, 03/30/2040	500,000	673,117
HBOS PLC
6.000%, 11/01/2033 (S)	650,000	734,055
6.750%, 05/21/2018 (S)	1,145,000	1,276,098
HCP, Inc.
3.875%, 08/15/2024	800,000	812,654
Healthcare Realty Trust, Inc.
5.750%, 01/15/2021	1,000,000	1,118,161
Highwoods Realty LP
5.850%, 03/15/2017	935,000	1,014,765
HSBC Holdings PLC (6.375% to
09/17/2024, then 5 Year
U.S. ISDAFIX + 3.705%)
09/17/2024 (Q)	300,000	303,000
ICICI Bank, Ltd.
4.700%, 02/21/2018 (S)	505,000	532,482
5.750%, 11/16/2020 (S)	445,000	493,829
ING Bank NV
5.800%, 09/25/2023 (S)	725,000	804,227
Invesco Finance PLC
3.125%, 11/30/2022	850,000	842,408
Iron Mountain, Inc.
5.750%, 08/15/2024	555,000	558,469
6.000%, 08/15/2023	590,000	613,600
iStar Financial, Inc.
5.000%, 07/01/2019	210,000	203,700
Jefferies Group LLC
5.125%, 04/13/2018	600,000	632,765
6.875%, 04/15/2021	725,000	824,151
8.500%, 07/15/2019	900,000	1,078,470
JPMorgan Chase & Company
3.375%, 05/01/2023	1,250,000	1,236,643
4.125%, 12/15/2026	600,000	598,363
4.500%, 01/24/2022	1,300,000	1,419,278
4.625%, 05/10/2021	1,195,000	1,315,212
6.300%, 04/23/2019	1,000,000	1,161,575
JPMorgan Chase & Company (5.000% to
07/01/2019, then 3 month
LIBOR + 3.320%)
07/01/2019 (Q)	790,000	772,965
JPMorgan Chase & Company (5.150% to
05/01/2023, then 3 month
LIBOR + 3.250%)
05/01/2023 (Q)	510,000	480,420

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Company (6.750% to
02/01/2024, then 3 month
LIBOR + 3.780%)
02/01/2024 (Q)	$1,145,000	$1,209,406
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%)
04/30/2018 (Q)	730,000	785,699
Kimco Realty Corp.
6.875%, 10/01/2019	755,000	894,803
Legg Mason, Inc.
3.950%, 07/15/2024	660,000	673,465
Leucadia National Corp.
5.500%, 10/18/2023	1,885,000	1,930,470
Liberty Mutual Group, Inc.
4.250%, 06/15/2023 (S)	1,000,000	1,030,479
7.800%, 03/07/2087 (S)	665,000	778,050
Liberty Property LP
5.500%, 12/15/2016	800,000	859,201
Lincoln National Corp.
6.250%, 02/15/2020	1,000,000	1,160,298
Lincoln National Corp. (6.050% to
04/20/2017, then 3 month
LIBOR + 2.040%)
04/20/2067	233,000	233,000
Lloyds Banking Group PLC (7.500% to
06/27/2024, then 5 Year U.S. Swap
Rate + 4.760%)
06/27/2024 (Q)	550,000	559,625
Loews Corp.
2.625%, 05/15/2023	630,000	595,213
Macquarie Group, Ltd.
3.000%, 12/03/2018 (S)	650,000	665,516
Manufacturers & Traders Trust Company
(5.629% to 12/01/2016, then 3 month
LIBOR + 6.400%)
12/01/2021	365,000	380,031
Markel Corp.
5.000%, 03/30/2043	1,270,000	1,348,607
5.350%, 06/01/2021	800,000	897,668
MBIA Insurance Corp.
11.513%, 01/15/2033 (S)	650,000	390,000
MetLife, Inc.
6.400%, 12/15/2066	390,000	434,850
Mizuho Financial Group Cayman 3, Ltd.
4.600%, 03/27/2024 (S)	620,000	642,427
Montpelier Re Holdings, Ltd.
4.700%, 10/15/2022	1,080,000	1,112,632
Morgan Stanley
3.750%, 02/25/2023	1,250,000	1,282,276
4.100%, 05/22/2023	1,710,000	1,731,269
4.350%, 09/08/2026	140,000	140,837
5.500%, 01/26/2020	435,000	489,431
5.550%, 04/27/2017	380,000	412,489
5.950%, 12/28/2017	565,000	627,847
6.625%, 04/01/2018	470,000	535,346
7.300%, 05/13/2019	1,310,000	1,553,851
Morgan Stanley (5.450% to 07/15/2019,
then 3 month LIBOR + 3.610%)
07/15/2019 (Q)	710,000	711,278
MPT Operating Partnership LP
6.375%, 02/15/2022	385,000	409,063
6.875%, 05/01/2021	295,000	315,650

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
MSCI, Inc.
5.250%, 11/15/2024	$50,000	$51,750
NANA Development Corp.
9.500%, 03/15/2019 (S)	330,000	297,000
National Retail Properties, Inc.
3.300%, 04/15/2023	1,260,000	1,237,198
Nationstar Mortgage LLC
7.875%, 10/01/2020	520,000	499,200
9.625%, 05/01/2019 (L)	400,000	423,000
Nationwide Mutual Insurance Company
(5.810% to 12/15/2014, then 3 month
LIBOR + 2.290%)
12/15/2024 (S)	1,130,000	1,129,959
Nippon Life Insurance Company (5.000%
to 10/18/2022, then 3 month
LIBOR + 4.240%)
10/18/2042 (S)	445,000	463,735
Nippon Life Insurance Company (5.100%
to 10/16/2024, then 5 Year
U.S. ISDAFIX + 3.650%)
10/16/2044 (S)	560,000	585,200
Oil Casualty Insurance, Ltd.
8.000%, 09/15/2034 (S)	1,127,000	1,386,576
Omega Healthcare Investors, Inc.
4.500%, 01/15/2025 (S)	415,000	410,767
4.950%, 04/01/2024	995,000	1,035,437
OneMain Financial Holdings, Inc.
6.750%, 12/15/2019	635,000	647,700
Oversea-Chinese Banking Corp., Ltd.
(4.000% to 10/15/2019, then 5 year
U.S. Swap Rate + 2.203%)
10/15/2024 (S)	315,000	322,468
Pacific LifeCorp.
6.000%, 02/10/2020 (S)	345,000	392,156
Piedmont Operating Partnership LP
4.450%, 03/15/2024	500,000	513,970
Prudential Financial, Inc. (5.875% to
09/01/2022, then 3 month
LIBOR + 4.175%)
09/15/2042	890,000	938,950
Rabobank Nederland NV
3.875%, 02/08/2022	1,245,000	1,324,401
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	702,000	903,474
Realty Income Corp.
5.375%, 09/15/2017	1,250,000	1,365,631
Sirius International Group, Ltd. (7.506%
to 06/30/2017, then 3 month
LIBOR + 3.200%)
06/30/2017 (Q)(S)	2,130,000	2,217,330
SL Green Realty Corp.
7.750%, 03/15/2020	775,000	925,830
Societe Generale SA (8.250% to
11/29/2018, then 5 Year U.S. Swap
Rate + 6.394%)
11/29/2018 (Q)	575,000	590,669
Springleaf Finance Corp.
5.250%, 12/15/2019	650,000	637,000
Stifel Financial Corp.
4.250%, 07/18/2024	1,270,000	1,277,526

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Synchrony Financial
4.250%, 08/15/2024	$560,000	$574,632
Synovus Financial Corp.
7.875%, 02/15/2019	260,000	289,250
Teachers Insurance & Annuity Association
of America
6.850%, 12/16/2039 (S)	825,000	1,126,809
The Bear Stearns Companies LLC
7.250%, 02/01/2018	405,000	466,783
The Charles Schwab Corp. (7.000% to
02/01/2022, then 3 month
LIBOR + 4.820%)
02/01/2022 (Q)	1,000,000	1,155,630
The Goldman Sachs Group, Inc.
3.625%, 01/22/2023	1,200,000	1,215,146
5.250%, 07/27/2021	1,635,000	1,845,362
5.750%, 01/24/2022	160,000	185,086
5.950%, 01/18/2018	725,000	805,452
6.150%, 04/01/2018	1,000,000	1,122,419
The PNC Financial Services Group, Inc.
4.451%, 02/17/2015 (P)(Q)	400,000	400,000
The PNC Financial Services Group, Inc.
(4.850% to 06/01/2023, then 3 month
LIBOR + 3.040%)
06/01/2023 (Q)	475,000	448,321
The PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	720,000	790,200
Transatlantic Holdings, Inc.
5.750%, 12/14/2015	255,000	264,419
USB Realty Corp.
1.400%, 01/15/2017 (P)(Q)(S)	310,000	279,000
USI, Inc.
7.750%, 01/15/2021 (S)	455,000	443,625
Ventas Realty LP
3.750%, 05/01/2024	250,000	251,647
4.750%, 06/01/2021	685,000	744,524
Vornado Realty LP
5.000%, 01/15/2022	1,250,000	1,372,085
Voya Financial, Inc. (5.650% to
05/15/2023, then 3 month
LIBOR + 3.580%)
05/15/2053	360,000	356,400
W.R. Berkley Corp.
6.150%, 08/15/2019	699,000	788,931
Walter Investment Management Corp.
7.875%, 12/15/2021 (L)	600,000	535,500
Weingarten Realty Investors
3.375%, 10/15/2022	1,050,000	1,038,024
Wells Fargo & Company
3.450%, 02/13/2023	900,000	912,145
Wells Fargo & Company (5.900% to
06/15/2024, then 3 month
LIBOR + 3.110%)
06/15/2024 (Q)	1,015,000	1,022,613
Wells Fargo & Company, Series K
(7.980% to 3-15-18, then 3 month
LIBOR + 3.770%)
03/15/2018 (Q)	1,062,000	1,172,183
Wells Fargo Bank NA
5.850%, 02/01/2037	400,000	504,686

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Weyerhaeuser Company
7.375%, 03/15/2032	$865,000	$1,151,617
Willis Group Holdings PLC
5.750%, 03/15/2021	1,350,000	1,507,838
XL Group PLC, Series E (6.500% to
04/15/2017, then 3 month
LIBOR + 2.458%)
04/15/2017 (Q)	1,612,000	1,539,460
		145,575,093
Health care - 1.6%
Agilent Technologies, Inc.
3.875%, 07/15/2023	670,000	665,723
Alere, Inc.
7.250%, 07/01/2018	390,000	405,600
Anthem, Inc.
6.375%, 06/15/2037	1,000,000	1,297,895
Cigna Corp.
4.500%, 03/15/2021	1,100,000	1,203,371
Community Health Systems, Inc.
6.875%, 02/01/2022	170,000	180,094
Covenant Surgical Partners, Inc.
8.750%, 08/01/2019 (S)	239,000	241,390
Crimson Merger Sub, Inc.
6.625%, 05/15/2022 (S)	470,000	422,413
Endo Finance LLC
7.250%, 01/15/2022 (S)	440,000	470,800
Grifols Worldwide Operations, Ltd.
5.250%, 04/01/2022 (S)	475,000	485,783
HCA, Inc.
5.250%, 04/15/2025	570,000	595,650
7.500%, 02/15/2022	380,000	434,150
Mallinckrodt International Finance SA
5.750%, 08/01/2022 (S)	465,000	477,788
Medco Health Solutions, Inc.
7.125%, 03/15/2018	400,000	461,823
Medtronic, Inc.
4.625%, 03/15/2045	610,000	661,234
Mylan, Inc.
2.600%, 06/24/2018	670,000	678,814
7.875%, 07/15/2020 (S)	695,000	740,311
Quest Diagnostics, Inc.
2.700%, 04/01/2019	500,000	504,267
4.250%, 04/01/2024	540,000	556,525
Select Medical Corp.
6.375%, 06/01/2021	440,000	446,600
Teva Pharmaceutical Finance
Company LLC
6.150%, 02/01/2036	1,000,000	1,237,046
UnitedHealth Group, Inc.
5.800%, 03/15/2036	540,000	668,638
Valeant Pharmaceuticals International
7.500%, 07/15/2021 (S)	325,000	351,000
WellCare Health Plans, Inc.
5.750%, 11/15/2020	320,000	330,400
		13,517,315
Industrials - 3.8%
Ahern Rentals, Inc.
9.500%, 06/15/2018 (L)(S)	240,000	248,400
Air Lease Corp.
3.375%, 01/15/2019 (L)	635,000	642,938
3.875%, 04/01/2021	340,000	341,700
4.750%, 03/01/2020	805,000	855,313

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Air Lease Corp. (continued)
5.625%, 04/01/2017	$235,000	$253,213
Aircastle, Ltd.
6.250%, 12/01/2019	265,000	280,238
7.625%, 04/15/2020	205,000	227,038
American Airlines 2011-1 Class B Pass
Through Trust
7.000%, 01/31/2018 (S)	897,074	959,869
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 01/15/2023	500,303	535,950
American Airlines 2013-2 Class B Pass
Through Trust
5.600%, 07/15/2020 (S)	272,103	277,545
Ashtead Capital, Inc.
5.625%, 10/01/2024 (S)	315,000	323,663
British Airways PLC 2013-1 Class A Pass
Through Trust
4.625%, 06/20/2024 (S)	977,280	1,035,916
British Airways PLC 2013-1 Class B Pass
Through Trust
5.625%, 06/20/2020 (S)	280,316	297,135
Casella Waste Systems, Inc.
7.750%, 02/15/2019	495,000	502,425
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	183,260	189,894
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 02/02/2019	246,863	271,081
Continental Airlines 2000-2 Class B Pass
Through Trust
8.307%, 04/02/2018	67,359	72,579
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 04/19/2022	482,974	530,064
Continental Airlines 2012-1 Class B Pass
Through Trust
6.250%, 04/11/2020	262,871	276,015
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust
6.718%, 01/02/2023	788,865	907,195
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	930,981	1,079,938
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 07/02/2018	259,113	285,024
Embraer Overseas, Ltd.
5.696%, 09/16/2023 (S)	352,000	375,232
Empresa de Transporte de Pasajeros
Metro SA
4.750%, 02/04/2024 (S)	340,000	357,641
Florida East Coast Holdings Corp.
6.750%, 05/01/2019 (S)	400,000	396,000
General Electric Company
2.700%, 10/09/2022	1,100,000	1,100,447
Global Ship Lease, Inc.
10.000%, 04/01/2019 (S)	200,000	201,500
Huntington Ingalls Industries, Inc.
5.000%, 12/15/2021	170,000	172,975
7.125%, 03/15/2021	385,000	415,800

Active Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
International Lease Finance Corp.
7.125%, 09/01/2018 (S)		$305,000	$341,600
JB Hunt Transport Services, Inc.
3.850%, 03/15/2024		700,000	735,278
Masco Corp.
7.125%, 03/15/2020		360,000	415,800
Navios Maritime Acquisition Corp.
8.125%, 11/15/2021 (S)		335,000	326,625
Navios South American Logistics, Inc.
7.250%, 05/01/2022 (S)		540,000	534,600
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 11/01/2019		288,797	327,785
Odebrecht Finance, Ltd.
7.125%, 06/26/2042 (S)		475,000	397,813
7.500%, 09/14/2015 (Q)(S)		265,000	248,040
8.250%, 04/25/2018 (S)	BRL	600,000	190,731
Odebrecht Offshore Drilling Finance, Ltd.
6.625%, 10/01/2022 (S)		$192,480	172,270
Owens Corning
4.200%, 12/15/2022		585,000	593,704
Ryder System, Inc.
2.450%, 11/15/2018		900,000	900,113
Safway Group Holding LLC
7.000%, 05/15/2018 (S)		250,000	237,500
SPL Logistics Escrow LLC
8.875%, 08/01/2020 (S)		251,000	266,060
Stanley Black & Decker, Inc.
5.750%, 12/15/2053 (P)		650,000	700,375
Tenedora Nemak SA de CV
5.500%, 02/28/2023 (S)		400,000	407,000
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month
LIBOR + 1.735%)
02/15/2067 (S)		2,955,000	2,659,500
Textron, Inc.
7.250%, 10/01/2019		345,000	409,532
The Dun & Bradstreet Corp.
4.375%, 12/01/2022		700,000	716,057
Trinity Industries, Inc.
4.550%, 10/01/2024		530,000	514,779
Tutor Perini Corp.
7.625%, 11/01/2018		650,000	672,750
Tyco Electronics Group SA
4.875%, 01/15/2021		500,000	548,608
6.550%, 10/01/2017		945,000	1,063,793
UAL 2009-1 Pass Through Trust
10.400%, 11/01/2016		65,401	72,876
UAL 2009-2A Pass Through Trust
9.750%, 01/15/2017		261,722	290,512
Union Pacific Corp.
4.163%, 07/15/2022		1,137,000	1,249,080
United Airlines 2014-2 Class A Pass
Through Trust
3.750%, 09/03/2026		660,000	664,950
United Airlines 2014-2 Class B Pass
Through Trust
4.625%, 09/03/2022		375,000	367,500
United Rentals North America, Inc.
5.750%, 11/15/2024		495,000	509,850
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023		615,365	690,748

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Waste Management, Inc.
7.750%, 05/15/2032	$625,000	$910,703
		31,549,260
Information technology - 0.5%
Ancestry.com, Inc.
11.000%, 12/15/2020	430,000	484,288
Ancestry.com, Inc., PIK
9.625%, 10/15/2018 (S)	280,000	274,400
Blackboard, Inc.
7.750%, 11/15/2019 (S)	185,000	185,463
Micron Technology, Inc.
5.875%, 02/15/2022 (S)	550,000	577,500
Sixsigma Networks Mexico SA de CV
8.250%, 11/07/2021 (L)	415,000	421,018
Tyco Electronics Group SA
2.375%, 12/17/2018	980,000	988,445
XLIT, Ltd.
5.750%, 10/01/2021	1,000,000	1,161,660
Zebra Technologies Corp.
7.250%, 10/15/2022 (S)	335,000	351,750
		4,444,524
Materials - 2.2%
Alcoa, Inc.
5.125%, 10/01/2024	780,000	826,621
5.720%, 02/23/2019	560,000	614,050
Allegheny Technologies, Inc.
9.375%, 06/01/2019	945,000	1,099,451
American Gilsonite Company
11.500%, 09/01/2017 (S)	590,000	581,150
ArcelorMittal
10.350%, 06/01/2019	365,000	440,738
Ardagh Finance Holdings SA, PIK
8.625%, 06/15/2019 (S)	365,345	359,865
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	685,000	737,231
Cemex SAB de CV
6.500%, 12/10/2019 (S)	500,000	512,250
CF Industries, Inc.
7.125%, 05/01/2020	345,000	411,021
Commercial Metals Company
7.350%, 08/15/2018	320,000	345,600
Eastman Chemical Company
4.500%, 01/15/2021	1,000,000	1,067,110
Gerdau Trade, Inc.
4.750%, 04/15/2023 (S)	310,000	289,106
Glencore Finance Canada, Ltd.
4.250%, 10/25/2022 (S)	300,000	298,530
Glencore Funding LLC
4.125%, 05/30/2023 (S)	590,000	575,698
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	330,000	366,957
JMC Steel Group
8.250%, 03/15/2018 (S)	200,000	190,000
Magnesita Finance, Ltd.
8.625%, 04/05/2017 (Q)(S)	540,000	518,400
Methanex Corp.
5.250%, 03/01/2022	319,000	342,675
5.650%, 12/01/2044	600,000	613,468
MMC Norilsk Nickel OJSC
5.550%, 10/28/2020 (S)	335,000	303,510
NOVA Chemicals Corp.
5.000%, 05/01/2025 (S)	815,000	808,888

Active Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Rain CII Carbon LLC
8.000%, 12/01/2018 (S)		$415,000	$419,150
8.250%, 01/15/2021 (S)		275,000	281,188
Rockwood Specialties Group, Inc.
4.625%, 10/15/2020		830,000	856,975
Tekni-Plex, Inc.
9.750%, 06/01/2019 (S)		312,000	338,520
The Dow Chemical Company
3.000%, 11/15/2022		270,000	263,807
4.125%, 11/15/2021		1,000,000	1,056,607
The Mosaic Company
4.250%, 11/15/2023		1,300,000	1,371,754
Thompson Creek Metals Company, Inc.
7.375%, 06/01/2018		550,000	451,000
Valspar Corp.
4.200%, 01/15/2022		1,000,000	1,070,325
Vedanta Resources PLC
7.125%, 05/31/2023 (S)		400,000	369,020
W.R. Grace & Co-Conn
5.125%, 10/01/2021 (S)		200,000	205,000
5.625%, 10/01/2024 (S)		200,000	208,500
Wise Metals Group LLC
8.750%, 12/15/2018 (S)		460,000	483,000
			18,677,165
Telecommunication services - 2.6%
AT&T, Inc.
4.350%, 06/15/2045		285,000	268,685
5.350%, 09/01/2040		580,000	628,036
CenturyLink, Inc.
5.625%, 04/01/2020		190,000	197,125
5.800%, 03/15/2022		630,000	653,625
7.600%, 09/15/2039		1,405,000	1,390,950
Columbus International, Inc.
7.375%, 03/30/2021 (S)		300,000	312,000
Comcel Trust
6.875%, 02/06/2024 (S)		900,000	942,750
Deutsche Telekom International
Finance BV
8.750%, 06/15/2030		758,000	1,119,686
Digicel Group, Ltd.
8.250%, 09/30/2020 (S)		550,000	533,500
GTP Acquisition Partners I LLC
4.704%, 05/15/2018 (S)		2,000,000	1,965,980
Millicom International Cellular SA
4.750%, 05/22/2020 (S)		545,000	513,663
6.625%, 10/15/2021 (S)		450,000	468,000
MTN Mauritius Investments, Ltd.
4.755%, 11/11/2024		260,000	254,800
Oi SA
9.750%, 09/15/2016 (S)	BRL	1,110,000	379,994
PAETEC Holding Corp.
9.875%, 12/01/2018		$436,000	457,800
SBA Tower Trust
2.933%, 12/15/2017 (S)		540,000	546,870
3.598%, 04/15/2018 (S)		505,000	506,271
5.101%, 04/17/2017 (S)		410,000	431,515
SoftBank Corp.
4.500%, 04/15/2020 (S)		505,000	497,425
Sprint Capital Corp.
6.875%, 11/15/2028		750,000	660,000
T-Mobile USA, Inc.
6.125%, 01/15/2022		225,000	228,375
6.250%, 04/01/2021		275,000	281,463

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
Telecom Italia Capital SA
6.999%, 06/04/2018	$405,000	$449,550
7.200%, 07/18/2036	430,000	462,250
Telefonica Emisiones SAU
6.421%, 06/20/2016	805,000	861,341
Verizon Communications, Inc.
3.450%, 03/15/2021	655,000	669,437
5.012%, 08/21/2054 (S)	726,000	751,083
5.150%, 09/15/2023	2,000,000	2,208,466
6.550%, 09/15/2043	728,000	932,676
6.900%, 04/15/2038	715,000	936,641
Wind Acquisition Finance SA
7.375%, 04/23/2021 (S)	425,000	401,115
Windstream Corp.
7.500%, 06/01/2022	550,000	548,625
		21,459,697
Utilities - 2.4%
Arizona Public Service Company
5.500%, 09/01/2035	1,118,000	1,398,653
Beaver Valley II Funding Corp.
9.000%, 06/01/2017	93,000	100,440
BVPS II Funding Corp.
8.890%, 06/01/2017	266,000	283,012
CenterPoint Energy Houston Electric LLC
6.950%, 03/15/2033	535,000	746,848
CMS Energy Corp.
5.050%, 03/15/2022	510,000	571,767
DTE Gas Company
5.700%, 03/15/2033	736,000	942,465
Dynegy Finance I, Inc.
6.750%, 11/01/2019 (S)	180,000	183,150
7.625%, 11/01/2024 (S)	250,000	255,000
Electricite de France SA (5.250% to
01/29/2023, then 10 Year U.S. Swap
Rate +3.709%)
01/29/2023 (Q)(S)	685,000	702,125
Empresa Electrica Angamos SA
4.875%, 05/25/2029 (S)	525,000	515,813
Entergy Corp.
4.700%, 01/15/2017	1,000,000	1,053,149
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month
LIBOR + 2.120%)
12/01/2066	778,000	779,362
Israel Electric Corp., Ltd.
5.625%, 06/21/2018 (S)	650,000	687,050
6.875%, 06/21/2023 (S)	330,000	376,200
7.250%, 01/15/2019 (S)	520,000	579,176
NextEra Energy Capital Holdings, Inc.
(6.650% to 06/15/2017, then 3 month
LIBOR + 2.125%)
06/15/2067	250,000	252,500
NiSource Finance Corp.
4.800%, 02/15/2044	1,860,000	1,981,728
6.400%, 03/15/2018	672,000	765,360
NRG Energy, Inc.
6.625%, 03/15/2023	190,000	197,600
7.625%, 01/15/2018	520,000	570,700
8.250%, 09/01/2020	425,000	453,688
NRG Yield Operating LLC
5.375%, 08/15/2024 (S)	645,000	654,675
Oncor Electric Delivery Company LLC
4.100%, 06/01/2022	750,000	805,476

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
PPL Capital Funding, Inc.
3.400%, 06/01/2023	$1,160,000	$1,162,178
PPL Capital Funding, Inc. (6.700% to
03/30/2017, then 3 month
LIBOR + 2.665%)
03/30/2067	510,000	508,725
PSEG Power LLC
8.625%, 04/15/2031	736,000	1,084,067
Southern California Edison Company
(6.250% to 02/01/2022, then 3 month
LIBOR + 4.199%)
02/01/2022 (Q)	385,000	426,869
TransAlta Corp.
6.650%, 05/15/2018	1,157,000	1,298,251
W3A Funding Corp.
8.090%, 01/02/2017	259,246	259,282
Wisconsin Energy Corp. (6.250% to
05/15/2017, then 3 month
LIBOR + 2.113%)
05/15/2067	470,000	472,327
		20,067,636
TOTAL CORPORATE BONDS (Cost $340,476,603)		$357,317,570
CAPITAL PREFERRED SECURITIES - 1.3%
Financials - 1.3%
Allfirst Preferred Capital Trust
1.753%, 07/15/2029 (P)	1,025,000	881,500
BAC Capital Trust XIV, Series G
4.000%, 02/02/2015 (P)(Q)	895,000	671,250
Goldman Sachs Capital II
4.000%, 02/17/2017 (P)(Q)	1,000,000	735,000
HSBC Finance Capital Trust IX (5.911%
to 11/30/2015, then 3 month
LIBOR + 1.926%)
11/30/2035	1,350,000	1,366,875
ILFC E-Capital Trust II (6.25% to
12/21/2015, then 1.80% + Highest of
3 month LIBOR, 10 year CMT and
30 year CMT)
12/21/2065 (S)	700,000	672,000
MetLife Capital Trust X (9.250% to
04/08/2033, then 3 month
LIBOR + 5.540%)
04/08/2068 (S)	400,000	572,000
Sovereign Capital Trust VI
7.908%, 06/13/2036	450,000	476,710
State Street Capital Trust IV
1.241%, 06/15/2037 (P)	1,060,000	879,800
SunTrust Preferred Capital I
4.000%, 02/17/2015 (P)(Q)	425,000	329,375
USB Capital IX
3.500%, 02/17/2015 (P)(Q)	1,745,000	1,404,725
ZFS Finance USA Trust II (6.450% to
06/15/2016 then 3 month
LIBOR + 2.000%)
12/15/2065 (S)	1,130,000	1,190,647

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
ZFS Finance USA Trust V (6.500% to
05/09/2017, then 3 month
LIBOR + 2.285%)
05/09/2067 (S)	$1,695,000	$1,805,175
		10,985,057
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $10,628,538)		$10,985,057
TERM LOANS (M) - 0.4%
Consumer discretionary - 0.0%
Marina District Finance Company, Inc.
6.750%, 08/15/2018	134,092	136,049
Consumer staples - 0.1%
The Sun Products Corp.
5.500%, 03/23/2020	588,077	543,971
Energy - 0.1%
Paragon Offshore Finance Company
3.750%, 07/18/2021	244,388	200,398
Templar Energy LLC
8.500%, 11/25/2020	365,000	260,975
		461,373
Financials - 0.0%
Walter Investment Management Corp.
4.750%, 12/11/2020	288,861	259,975
Health care - 0.0%
CRC Health Corp.
5.250%, 03/29/2021	99,250	98,878
9.000%, 09/28/2021	215,000	219,300
		318,178
Industrials - 0.1%
Delta Air Lines, Inc.
3.250%, 10/18/2018	391,010	383,679
WP CPP Holdings LLC
4.750%, 12/27/2019	245,000	242,754
		626,433
Utilities - 0.1%
ExGen Texas Power LLC
5.750%, 09/16/2021	408,861	402,728
La Frontera Generation LLC
4.500%, 09/30/2020	256,370	251,723
		654,451
TOTAL TERM LOANS (Cost $3,203,568)		$3,000,430
MUNICIPAL BONDS - 0.3%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	1,885,000	2,842,542
TOTAL MUNICIPAL BONDS (Cost $2,068,957)		$2,842,542
COLLATERALIZED MORTGAGE
OBLIGATIONS - 21.6%
Commercial and residential - 17.0%
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 7A12
0.750%, 08/25/2035 (P)	394,234	372,734
American Home Mortgage Assets Trust,
Series 2006-6, Class XP IO
2.112%, 12/25/2046	4,370,940	378,133

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
American Home
Mortgage Investment Trust
Series 2005-1, Class 1A1,
0.390%, 06/25/2045 (P)	$853,931	$793,052
Series 2005-1, Class AHM,
2.327%, 06/25/2045 (P)	558,501	554,785
Series 2004-4, Class 5A,
2.332%, 02/25/2045 (P)	949,271	945,455
Americold 2010 LLC Trust
Series 2010-ARTA, Class C,
6.811%, 01/14/2029 (S)	1,350,000	1,563,893
Series 2010-ARTA, Class D,
7.443%, 01/14/2029 (S)	2,525,000	2,860,353
BAMLL Commercial
Mortgage Securities Trust
Series 2013-DSNY, Class E,
2.767%, 09/15/2026 (P)(S)	565,000	566,970
Series 2014-ICTS, Class D,
2.067%, 06/15/2028 (P)(S)	140,000	139,900
Series 2014-ICTS, Class E,
3.117%, 06/15/2028 (P)(S)	185,000	184,183
Banc of America
Commercial Mortgage Trust, Inc.
Series 2006-6, Class AJ,
5.421%, 10/10/2045	500,000	515,883
Series 2006-6, Class AM,
5.390%, 10/10/2045	1,350,000	1,434,202
Series 2007-2, Class A2,
5.634%, 04/10/2049 (P)	255,116	255,150
Series 2007-3, Class AJ,
5.591%, 06/10/2049 (P)	500,000	516,972
Series 2007-3, Class AM,
5.591%, 06/10/2049 (P)	1,000,000	1,080,125
Series 2007-3, Class AMF,
5.317%, 06/10/2049	500,000	534,521
Series 2007-4, Class AM,
5.821%, 02/10/2051 (P)	610,000	663,459
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
Series 2005-5, Class XC IO,
0.095%, 10/10/2045 (S)	189,979,391	136,975
Series 2005-2, Class AJ,
4.953%, 07/10/2043 (P)	2,524,154	2,551,155
Banc of America Mortgage Trust,
Series 2003-I, Class 2A6
2.731%, 10/25/2033 (P)	1,027,124	1,034,738
Bayview Commercial Asset Trust
Series 2005-1A, Class A2,
0.520%, 04/25/2035 (P)(S)	778,942	707,301
Series 2006-2A, Class A2,
0.450%, 07/25/2036 (P)(S)	593,191	519,601
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4,
0.730%, 07/25/2035 (P)	757,987	680,853
Series 2005-7, Class 11A1,
0.710%, 08/25/2035 (P)	980,839	910,027
Bear Stearns Asset
Backed Securities Trust
Series 2004-AC5, Class A1,
5.750%, 10/25/2034 (P)	672,068	685,865
Series 2003-AC4, Class A,
5.500%, 09/25/2033 (P)	1,010,995	1,044,326

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Bear Stearns Commercial
Mortgage Securities Trust
Series 2007-PWR16, Class AJ,
5.707%, 06/11/2040 (P)	$500,000	$512,525
Series 2004-PWR5, Class X1 IO,
0.636%, 07/11/2042 (S)	2,659,065	48,201
Series 2004-T16, Class X1 IO,
0.396%, 02/13/2046 (S)	1,837,599	16,801
Bear Stearns Mortgage Funding Trust,
Series 2006-AR4, Class A1
0.380%, 12/25/2036 (P)	1,074,642	859,616
BHMS Mortgage Trust
Series 2014-ATLS, Class CFX,
4.691%, 07/05/2033 (P)(S)	500,000	501,794
Series 2014-ATLS, Class DFL,
3.171%, 07/05/2033 (P)(S)	930,000	929,466
BLCP Hotel Trust, Series 2014-CLRN,
Class D 2.667%, 08/15/2029 (P)(S)	800,000	800,792
BWAY Mortgage Trust, Series 2013-1515,
Class F 3.927%, 03/10/2033 (P)	880,000	812,263
CD Mortgage Trust, Series 2006-CD3,
Class AJ 5.688%, 10/15/2048	300,000	292,011
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class D
3.167%, 12/15/2027 (P)	890,000	890,280
CHL Mortgage Pass Through Trust,
Series 2004-HYB2, Class 4A
2.491%, 07/20/2034 (P)	2,035,327	2,046,243
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2007-CD4, Class AMFX,
5.366%, 12/11/2049 (P)	1,000,000	1,037,355
Series 2005-CD1, Class C,
5.226%, 07/15/2044 (P)	515,000	526,431
Commercial Mortgage Pass
Through Certificates
Series 2006-GG7, Class AM,
5.819%, 07/10/2038 (P)	1,540,000	1,622,963
Series 2007-GG11, Class AJ,
6.066%, 12/10/2049 (P)	620,000	648,788
Series 2012-CR2, Class XA IO,
1.907%, 08/15/2045	13,580,035	1,351,811
Series 2012-LC4, Class B,
4.934%, 12/10/2044 (P)	420,000	462,754
Series 2012-LC4, Class C,
5.647%, 12/10/2044 (P)	860,000	970,734
Series 2012-LC4, Class XA IO,
2.463%, 12/10/2044 (S)	6,020,758	712,099
Series 2013-300P, Class D,
4.394%, 08/10/2030 (P)(S)	1,080,000	1,109,202
Series 2013-300P, Class E,
4.394%, 08/10/2030 (P)(S)	700,000	699,473
Series 2013-CR11, Class B,
5.164%, 10/10/2046 (P)	1,370,000	1,544,380
Series 2013-CR13, Class C,
4.756%, 12/10/2023 (P)	675,000	720,269
Series 2013-LC13, Class B,
5.009%, 08/10/2046 (P)(S)	735,000	812,801
Series 2014-CR15, Class XA IO,
1.349%, 02/10/2047	9,209,578	642,119
Series 2014-CR16, Class C,
4.906%, 04/10/2047 (P)	850,000	908,536

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Pass Through
Certificates (continued)
Series 2014-FL4, Class D,
2.611%, 07/13/2031 (P)(S)	$920,000	$920,487
Series 2014-PAT, Class D,
2.311%, 08/13/2027 (P)(S)	1,155,000	1,144,181
Series 2014-TWC, Class D,
2.417%, 02/13/2032 (P)(S)	680,000	678,093
Series 2014-UBS2, Class XA IO,
1.430%, 03/10/2047	5,223,096	466,078
Credit Suisse Commercial Mortgage Trust
Series 2007-C3, Class AM,
5.702%, 06/15/2039 (P)	500,000	523,092
Series 2007-C4, Class A1,
5.898%, 09/15/2039 (P)	1,400,000	1,515,205
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C1,
Class AX IO 0.335%, 02/15/2038 (S)	9,525,259	4,267
Credit Suisse Mortgage Trust,
Series 2014-ICE, Class D
2.400%, 04/15/2027 (P)(S)	685,000	680,856
Deutsche Mortgage Securities, Inc.
Mortgage Loan Trust, Series 2004-4,
Class 2AR1 0.440%, 06/25/2034 (P)	766,497	710,646
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2B
0.614%, 07/19/2044 (P)	1,299,872	1,181,778
Extended Stay America Trust
Series 2013-ESFL, Class DFL,
3.311%, 12/05/2031 (P)(S)	545,000	544,434
Series 2013-ESH5, Class C5,
2.675%, 12/05/2031 (S)	850,000	841,983
FREMF Mortgage Trust
Series 2011-K10, Class B,
4.615%, 11/25/2049 (P)(S)	1,000,000	1,073,999
Series 2011-K11, Class B,
4.421%, 12/25/2048 (P)(S)	875,000	931,645
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class XC IO
0.102%, 06/10/2048 (S)	13,198,399	132
GE Commercial Mortgage Corp. Trust,
Series 2007-C1, Class AM
5.606%, 12/10/2049 (P)	1,000,000	1,046,858
GS Mortgage Securities Trust
Series 2006-GG6, Class AJ,
5.524%, 04/10/2038 (P)	1,000,000	1,027,709
Series 2013-GC10, Class C,
4.285%, 02/10/2046 (P)(S)	859,800	886,016
Series 2005-GG4, Class XC IO,
0.703%, 07/10/2039 (S)	47,558,344	57,308
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO,
2.410%, 08/19/2045	2,597,043	138,411
Series 2005-9, Class 2A1C,
0.616%, 06/20/2035 (P)	1,023,684	937,387
Series 2005-8, Class 1X IO,
2.084%, 09/19/2035	2,489,574	132,953
Series 2007-3, Class ES IO,
0.361%, 05/19/2047 (S)	24,973,204	265,340
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	27,077,330	270,773

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
HarborView Mortgage Loan Trust (continued)
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	$21,423,626	$227,626
HILT Mortgage Trust, Series 2014-ORL,
Class D 2.159%, 07/15/2029 (P)(S)	890,000	888,028
Hilton USA Trust
Series 2013-HLF, Class EFL,
3.922%, 11/05/2030 (P)(S)	721,360	721,398
Series 2013-HLT, Class DFX,
4.407%, 11/05/2030 (S)	592,000	605,523
Series 2013-HLT, Class EFX,
5.222%, 11/05/2030 (P)(S)	500,000	512,309
Impac Secured Assets Trust,
Series 2006-5, Class 2A
0.370%, 12/25/2036 (P)	431,186	405,335
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO,
2.207%, 07/25/2035	10,397,607	745,623
Series 2005-AR8, Class AX2 IO,
2.226%, 04/25/2035	10,355,139	810,756
Series 2005-AR18, Class 1X IO,
2.090%, 10/25/2036	7,286,398	613,557
Series 2005-AR18, Class 2X IO,
1.744%, 10/25/2036	21,788,439	989,655
Irvine Core Office Trust, Series 2013-IRV,
Class XA IO 1.105%, 05/15/2048 (S)	19,696,614	906,497
JPMBB Commercial Mortgage
Securities Trust, Series 2014-C19,
Class C 4.678%, 04/15/2047 (P)	1,000,000	1,047,951
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	2,292,000	2,426,639
Series 2006-LDP8, Class X IO,
0.534%, 05/15/2045	62,675,642	465,429
Series 2007-CB19, Class AJ,
5.699%, 02/12/2049 (P)	550,000	500,080
Series 2007-LD12, Class AM,
6.012%, 02/15/2051 (P)	1,985,000	2,163,045
Series 2011-C3A, Class XA IO,
1.177%, 02/15/2046 (S)	23,505,369	986,285
Series 2011-C4, Class XA IO,
1.484%, 07/15/2046 (S)	31,766,606	1,407,515
Series 2012-HSBC, Class XA IO,
1.431%, 07/05/2032 (S)	13,400,000	1,259,453
Series 2013-JWRZ, Class D,
3.157%, 04/15/2030 (P)(S)	705,000	705,264
Series 2014-FBLU, Class D,
2.767%, 12/15/2028 (P)(S)	1,135,000	1,136,149
Series 2014-FL5, Class C,
2.261%, 07/15/2031 (P)(S)	1,535,000	1,534,474
Series 2014-INN, Class F,
4.167%, 06/15/2029 (P)(S)	750,000	743,573
Series 2014-PHH, Class C,
2.267%, 08/15/2027 (P)(S)	1,165,000	1,171,256
LB-UBS Commercial Mortgage Trust
Series 2005-C2, Class AJ,
5.205%, 04/15/2030 (P)	1,000,000	1,007,312
Series 2006-C4, Class AJ,
5.858%, 06/15/2038 (P)	700,000	729,296
Series 2007-C1, Class AJ,
5.484%, 02/15/2040	500,000	519,912

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
LB-UBS Commercial
Mortgage Trust (continued)
Series 2007-C7, Class AJ,
6.255%, 09/15/2045 (P)	$1,000,000	$1,052,442
Series 2005-C1, Class XCL IO,
0.652%, 02/15/2040 (S)	8,149,052	24,855
MASTR Adjustable Rate Mortgages Trust
Series 2004-11, Class M2,
1.270%, 11/25/2034 (P)	840,000	815,087
Series 2004-13, Class 2A1,
2.643%, 04/21/2034 (P)	576,123	579,379
Series 2004-8, Class 5A1,
2.491%, 08/25/2034 (P)	1,480,785	1,464,802
MASTR Alternative Loans Trust,
Series 2004-4, Class 8A1
6.500%, 05/25/2034	685,959	712,372
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1,
2.161%, 12/25/2034 (P)	654,663	638,341
Series 2005-2, Class 1A,
1.582%, 10/25/2035 (P)	793,917	770,468
Series 2005-A, Class A1,
0.630%, 03/25/2030 (P)	72,684	69,093
Merrill Lynch Mortgage Trust
Series 2008-C1, Class X IO,
0.374%, 02/12/2051 (S)	29,760,477	297,367
Series 2005-CIP1, Class XC IO,
0.258%, 07/12/2038 (S)	160,776,180	196,951
Series 2006-C2, Class X IO,
0.353%, 08/12/2043 (S)	67,702,753	390,171
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5, Class AM,
5.419%, 08/12/2048	1,260,000	1,323,207
Series 2007-6, Class AM,
5.526%, 03/12/2051 (P)	1,950,000	2,014,925
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2012-C5, Class XA IO,
1.852%, 08/15/2045 (S)	14,987,202	1,235,275
Series 2012-C6, Class XA IO,
2.138%, 11/15/2045 (S)	11,625,250	1,102,701
Series 2013-C7, Class C,
4.186%, 02/15/2046 (P)	515,000	527,757
Series 2013-C7, Class XA IO,
1.710%, 02/15/2046	8,481,566	728,880
Series 2014-C18, Class 300D,
5.279%, 08/15/2031	570,000	577,570
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class AM,
5.703%, 04/15/2049 (P)	1,325,000	1,378,868
Series 2011-C3, Class XA IO,
1.260%, 07/15/2049 (S)	20,027,299	741,050
Series 2012-C4, Class AS,
3.773%, 03/15/2045	2,371,500	2,462,042
Series 2014-150E, Class D,
4.295%, 09/09/2032 (S)	1,535,000	1,598,007
Series 2005-IQ9, Class X1 IO,
1.401%, 07/15/2056 (S)	8,389,278	161,326
Series 2005-T17, Class X1 IO,
0.798%, 12/13/2041 (S)	10,032,460	47,122

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
MortgageIT Trust, Series 2005-2,
Class 1A2 0.500%, 05/25/2035 (P)	$684,799	$636,102
Motel 6 Trust, Series 2012-MTL6,
Class D 3.781%, 10/05/2025 (S)	2,660,000	2,630,658
Multi Security Asset Trust,
Series 2005-RR4A, Class F
5.880%, 11/28/2035 (P)(S)	580,000	563,505
Opteum Mortgage Acceptance Corp.,
Series 2005-3, Class APT
0.460%, 07/25/2035 (P)	773,879	754,193
Residential Accredit Loans, Inc.
Series 2005-QO4, Class XIO IO,
2.368%, 12/25/2045	5,268,983	667,075
Series 2004-QS16, Class 1A1,
5.500%, 12/25/2034	121,086	123,576
Sequoia Mortgage Trust, Series 2005-3,
Class A1 0.366%, 05/20/2035 (P)	198,861	181,726
Springleaf Mortgage Loan Trust,
Series 2012-3A, Class M1
2.660%, 12/25/2059 (P)(S)	605,000	604,901
Structured Agency Credit Risk Debt
Notes, Series 2013-DN2, Class M1
1.620%, 11/25/2023 (P)	792,194	789,866
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
6.658%, 07/15/2027 (P)(S)	130,381	129,858
TimberStar Trust, Series 2006-1A,
Class A 5.668%, 10/15/2036 (S)	2,300,000	2,448,233
TMSQ Mortgage Trust, Series 2011-1500,
Class D 3.835%, 10/10/2036 (P)	520,000	512,803
UBS Commercial Mortgage Trust
Series 2012-C1, Class B,
4.822%, 05/10/2045	510,000	555,362
Series 2012-C1, Class C,
5.543%, 05/10/2045 (P)(S)	385,000	428,828
UBS-Barclays Commercial
Mortgage Trust, Series 2012-C2,
Class XA IO 1.754%, 05/10/2063 (S)	15,509,465	1,229,528
VNDO Mortgage Trust,
Series 2013-PENN, Class D
3.947%, 12/13/2029 (P)(S)	959,000	976,364
Wachovia Bank
Commercial Mortgage Trust
Series 2005-C16, Class D,
5.044%, 10/15/2041 (P)	1,000,000	999,685
Series 2005-C16, Class E,
5.153%, 10/15/2041 (P)(S)	2,500,000	2,498,953
Series 2007-C30, Class AJ,
5.413%, 12/15/2043 (P)	1,100,000	1,121,130
Series 2007-C31, Class AJ,
5.660%, 04/15/2047 (P)	900,000	932,382
Series 2007-C31, Class AM,
5.591%, 04/15/2047 (P)	1,315,000	1,403,795
Series 2005-C17, Class XC IO,
0.200%, 03/15/2042 (S)	10,254,977	13,978
Series 2005-C19, Class AJ,
4.793%, 05/15/2044	1,862,483	1,880,774
WaMu Mortgage Pass
Through Certificates
Series 2004-AR8, Class A2,
0.570%, 06/25/2044 (P)	914,669	843,007

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
WaMu Mortgage Pass Through
Certificates (continued)
Series 2005-AR13, Class X IO,
1.469%, 10/25/2045	$12,747,543	$722,378
Series 2005-AR19, Class A1A2,
0.460%, 12/25/2045 (P)	931,177	841,227
Series 2005-AR2, Class 2A1B,
0.540%, 01/25/2045 (P)	1,504,658	1,384,310
Series 2005-AR2, Class 2A3,
0.520%, 01/25/2045 (P)	538,601	495,944
Series 2005-AR8, Class 2AB2,
0.590%, 07/25/2045 (P)	2,073,866	1,914,163
Series 2005-AR8, Class 2AB3,
0.530%, 07/25/2045 (P)	874,608	802,734
Washington Mutual Alternative Mortgage
Pass Through Certificates,
Series 2005-1, Class 6A1
6.500%, 03/25/2035	380,786	387,742
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C,
2.710%, 03/18/2028 (P)(S)	1,385,000	1,350,935
Series 2013-BTC, Class E,
3.550%, 04/16/2035 (P)(S)	1,010,000	926,751
Wells Fargo Mortgage Backed
Securities Trust, Series 2005-AR3,
Class 1A2 2.619%, 03/25/2035 (P)	623,891	617,082
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class XA IO,
1.603%, 03/15/2044 (S)	24,765,556	1,349,624
Series 2012-C10, Class XA IO,
1.795%, 12/15/2045 (S)	7,750,431	762,263
Series 2012-C9, Class XA IO,
2.214%, 11/15/2045 (S)	16,625,562	1,863,177
Series 2013-C15, Class B,
4.483%, 08/15/2046 (P)	275,000	295,601
Series 2013-C16, Class B,
4.983%, 09/15/2046 (P)	470,000	523,675
U.S. Government Agency - 4.6%
Federal Home Loan Mortgage Corp.
Series 290, Class IO,
3.500%, 11/15/2032	3,753,254	660,359
Series 3387, Class SB IO,
6.254%, 11/15/2037	3,315,596	575,180
Series 3632, Class AP,
3.000%, 02/15/2040	3,241,421	3,347,752
Series 3794, Class PI IO,
4.500%, 02/15/2038	394,176	31,395
Series 3830, Class NI IO,
4.500%, 01/15/2036	4,203,466	378,217
Series 3943, Class DI IO,
4.000%, 11/15/2039	4,109,437	503,995
Series 4030, Class BI IO,
5.000%, 01/15/2042	2,991,629	526,716
Series 4077, Class IK IO,
5.000%, 07/15/2042	1,839,653	348,906
Series K011, Class X1 IO,
0.338%, 11/25/2020	55,433,459	889,541
Series K014, Class X1 IO,
1.245%, 04/25/2021	10,263,601	669,731
Series K018, Class X1 IO,
1.443%, 01/25/2022	4,903,608	389,293

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series K021, Class A2,
2.396%, 06/25/2022	$1,000,000	$996,134
Series K021, Class X1 IO,
1.506%, 06/25/2022	13,556,048	1,205,743
Series K022, Class X1 IO,
1.299%, 07/25/2022	10,503,315	812,715
Series K026, Class X1 IO,
1.049%, 11/25/2022	11,193,910	736,750
Series K705, Class X1 IO,
1.746%, 09/25/2018	15,587,387	878,458
Series K707, Class X1 IO,
1.549%, 12/25/2018	11,466,562	611,661
Series K710, Class X1 IO,
1.778%, 05/25/2019	3,800,257	251,315
Series KAIV, Class X1 IO,
1.362%, 06/25/2021	25,843,025	1,704,089
Series KS01, Class X1 IO,
1.640%, 01/25/2023	9,704,318	794,221
Series T-41, Class 3A,
6.320%, 07/25/2032 (P)	94,782	108,115
Federal National Mortgage Association
Series 2001-50, Class BA,
7.000%, 10/25/2041	21,822	24,854
Series 2009-50, Class GI IO,
5.000%, 05/25/2039	451,467	52,995
Series 2009-78, Class IB IO,
5.000%, 06/25/2039	560,015	57,568
Series 2010-135, Class TS IO,
5.851%, 12/25/2040	5,283,944	845,369
Series 2010-15, Class KA,
4.000%, 03/25/2039	1,137,487	1,193,763
Series 2011-41, Class KA,
4.000%, 01/25/2041	1,418,900	1,493,244
Series 2011-86, Class NA,
4.000%, 01/25/2041	2,421,540	2,496,712
Series 2012-118, Class IB IO,
3.500%, 11/25/2042	1,876,281	439,146
Series 2012-137, Class WI IO,
3.500%, 12/25/2032	3,759,995	703,102
Series 2012-21, Class PA,
2.000%, 03/25/2041	7,328,887	7,222,794
Series 2012-38, Class PA,
2.000%, 09/25/2041	1,939,174	1,851,299
Series 2012-M5, Class X IO,
0.628%, 02/25/2022	13,273,597	477,664
Series 402, Class 3 IO,
4.000%, 11/25/2039	454,416	77,985
Series 402, Class 4 IO,
4.000%, 10/25/2039	613,549	112,254
Series 402, Class 7 IO,
4.500%, 11/25/2039	502,912	91,736
Series 407, Class 15 IO,
5.000%, 01/25/2040	672,592	125,459
Series 407, Class 21 IO,
5.000%, 01/25/2039	328,741	40,969
Series 407, Class 7 IO,
5.000%, 03/25/2041	547,165	109,895
Series 407, Class 8 IO,
5.000%, 03/25/2041	209,895	41,146
Series 407, Class C6 IO,
5.500%, 01/25/2040	3,657,162	768,778

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2002-W3, Class A5,
7.500%, 11/25/2041	$130,711	$151,753
Government National
Mortgage Association
Series 2010-147, Class SA IO,
6.005%, 05/20/2040	5,514,875	919,627
Series 2010-85, Class SB IO,
6.432%, 03/16/2040	4,678,800	727,000
Series 2012-114, Class IO,
0.994%, 01/16/2053	2,811,850	232,560
Series 2012-120, Class IO,
0.970%, 02/16/2053	14,898,837	1,113,286
Series 2012-70, Class IO,
0.905%, 08/16/2052	11,672,405	691,543
		38,482,787
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $175,147,221)		$180,876,622
ASSET BACKED SECURITIES - 8.3%
ABCLO 2007-1 Ltd., Series 2007-1A,
Class C 2.103%, 04/15/2021 (P)(S)	700,000	691,112
Aegis Asset Backed Securities Trust
Series 2004-3, Class A1,
0.890%, 09/25/2034 (P)	319,829	314,504
Series 2005-4, Class M1,
0.620%, 10/25/2035 (P)	1,015,000	910,328
Aircraft Lease Securitisation, Ltd.,
Series 2007-1A, Class G3
0.416%, 05/10/2032 (P)(S)	536,522	527,803
Ally Auto Receivables Trust,
Series 2014-2, Class A4
1.840%, 01/15/2020	1,115,000	1,118,133
Ally Master Owner Trust, Series 2012-4,
Class A 1.720%, 07/15/2019	410,000	408,641
American Express Credit
Account Master Trust
Series 2014-1, Class A4,
1.490%, 04/15/2020	1,135,000	1,136,226
Series 2014-4, Class A,
1.430%, 06/15/2020	1,140,000	1,137,915
Ameriquest Mortgage Securities, Inc.
Series 2005-R10, Class M1,
0.580%, 01/25/2036 (P)	900,000	822,764
Series 2005-R3, Class M2,
0.640%, 05/25/2035 (P)	730,000	689,130
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A6
6.510%, 08/25/2027	3,125	3,351
Apidos Cinco CDO, Ltd., Series 2007-CA,
Class D 4.483%, 05/14/2020 (P)(S)	500,000	491,841
Apidos Quattro CDO, Series 2006-QA,
Class E 3.831%, 01/20/2019 (P)(S)	1,000,000	994,916
Applebee’s/IHOP Funding LLC,
Series 2014-1, Class A2
4.277%, 09/05/2044 (S)	1,365,000	1,369,468
Argent Securities, Inc.
Series 2003-W10, Class M1,
1.235%, 01/25/2034 (P)	376,692	363,602
Series 2004-W6, Class M1,
0.995%, 05/25/2034 (P)	354,874	345,315

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
ARL First LLC, Series 2012-1A, Class A2
3.810%, 12/15/2042 (S)	$900,000	$912,096
Asset Backed Funding Certificates,
Series 2005-HE1, Class M1
0.800%, 03/25/2035 (P)	534,873	512,139
Babson Mid-Market CLO, Inc.,
Series 2007-2A, Class E
3.903%, 04/15/2021 (P)	500,000	490,216
Battalion Clo, Ltd., Series 2007-1A,
Class D 2.403%, 07/14/2022 (P)(S)	400,000	390,811
Bravo Mortgage Asset Trust,
Series 2006-1A, Class A2
0.410%, 07/25/2036 (P)(S)	1,281,178	1,200,240
Business Loan Express SBA Loan Trust,
Series 2005-1A, Class A
0.470%, 06/27/2033 (P)(S)	751,429	683,707
California Republic Auto
Receivables Trust, Series 2014-4,
Class A4 1.840%, 06/15/2020	510,000	509,329
CarMax Auto Owner Trust, Series 2014-3,
Class A3 1.160%, 06/17/2019	995,000	991,552
Centex Home Equity
Series 2004-D, Class AF4,
4.680%, 06/25/2032 (P)	425,972	437,367
Series 2005-A, Class M4,
0.970%, 01/25/2035 (P)	204,023	157,042
Chase Issuance Trust
Series 2014-A6, Class A,
1.260%, 07/15/2019	835,000	832,415
Series 2014-A7, Class A,
1.380%, 11/15/2019	1,335,000	1,329,856
Chrysler Capital Auto Receivables Trust,
Series 2014-BA, Class A4
1.760%, 12/16/2019 (S)	285,000	285,947
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8,
5.650%, 09/20/2019	565,000	626,788
Series 2014-A8, Class A8,
1.730%, 04/09/2020	1,425,000	1,427,140
Citicorp Residential Mortgage
Securities, Inc., Series 2007-2, Class A6
5.662%, 06/25/2037 (P)	318,029	327,916
CKE Restaurant Holdings, Inc.,
Series 2013-1A, Class A2
4.474%, 03/20/2043 (S)	1,893,944	1,920,573
Conseco Financial Corp., Series 1996-10,
Class M1 7.240%, 11/15/2028 (P)	744,883	795,431
ContiMortgage Home Equity Loan Trust,
Series 1995-2, Class A5
8.100%, 08/15/2025	9,641	9,240
Countrywide Asset-Backed Certificates,
Series 2004-10, Class AF5B
5.354%, 02/25/2035 (P)	639,585	651,408
Credit Suisse Mortgage Trust,
Series 2006-CF2, Class M1
0.640%, 05/25/2036 (P)(S)	1,225,000	1,184,171
Credit-Based Asset Servicing
and Securitization LLC
Series 2005-CB4, Class M1,
0.575%, 07/25/2035 (P)	390,000	375,285
Series 2006-MH1, Class B1,
5.453%, 10/25/2036 (P)(S)	2,560,000	2,051,604

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Cronos Containers Program, Ltd.,
Series 2013-1A, Class A
3.080%, 04/18/2028 (S)	$1,500,000	$1,489,722
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2
5.216%, 01/25/2042 (S)	1,449,375	1,519,526
Duane Street CLO III, Ltd.,
Series 2006-3A, Class D
1.752%, 01/11/2021 (P)(S)	600,000	589,824
Emerson Place CLO, Ltd.,
Series 2006-1A, Class C
1.023%, 01/15/2019 (P)(S)	600,000	560,529
Encore Credit Receivables Trust,
Series 2005-2, Class M2
0.860%, 11/25/2035 (P)	795,000	775,598
Equity One ABS, Inc.
Series 2004-1, Class M2,
5.115%, 04/25/2034 (P)	198,202	185,512
Series 2004-1, Class M3,
5.260%, 04/25/2034 (P)	303,746	175,831
Fairway Loan Funding Company,
Series 2006-1A, Class B2L
4.028%, 10/17/2018 (P)(S)	600,000	599,979
Foothill CLO, Ltd.
Series 2007-1A, Class D,
1.683%, 02/22/2021 (P)(S)	500,000	493,034
Series 2007-1A, Class E,
3.733%, 02/22/2021 (P)	500,000	496,284
Ford Credit Auto Owner Trust,
Series 2014-1, Class B
2.410%, 11/15/2025 (S)	720,000	724,191
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A,
1.490%, 09/15/2019	1,040,000	1,034,482
Series 2014-4, Class A1,
1.400%, 08/15/2019	1,455,000	1,452,695
FRS I LLC, Series 2013-1A, Class B
3.960%, 04/15/2043 (S)	897,117	909,646
Galaxy VIII CLO, Ltd., Series 2007-8A,
Class D 1.534%, 04/25/2019 (P)(S)	700,000	676,173
GE Equipment Midticket LLC,
Series 2014-1, Class A4
1.590%, 08/22/2023	320,000	319,698
Golden Knight CDO, Ltd.,
Series 2007-2A, Class D
1.653%, 04/15/2019 (P)(S)	600,000	579,295
GSAA Home Equity Trust,
Series 2005-11, Class 3A1
0.440%, 10/25/2035 (P)	935,914	878,360
GSAA Trust, Series 2005-10, Class M3
0.720%, 06/25/2035 (P)	1,045,000	994,799
GSRPM Mortgage Loan Trust,
Series 2006-1, Class A1
0.470%, 03/25/2035 (P)(S)	1,271,497	1,248,721
Harch CLO III, Ltd., Series 2007-1A,
Class D 1.983%, 04/17/2020 (P)(S)	700,000	679,554
Hewett’s Island CLO, Ltd.,
Series 2006-5A, Class E
3.835%, 12/05/2018 (P)(S)	426,971	412,952
Home Equity Asset Trust, Series 2005-1,
Class M4 1.190%, 05/25/2035 (P)	440,000	423,686
Home Equity Mortgage Loan Asset-
Backed Trust, Series 2005-C,
Class AII3 0.540%, 10/25/2035 (P)	670,000	644,619

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Honda Auto Receivables Owner Trust,
Series 2014-3, Class A4
1.310%, 10/15/2020	$1,640,000	$1,633,578
John Deere Owner Trust, Series 2014-B,
Class A4 1.500%, 06/15/2021	850,000	849,509
LCM V Ltd., Series 5A, Class D
0.917%, 03/21/2019 (P)(S)	1,000,000	977,254
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
1.220%, 02/25/2034 (P)	128,665	122,885
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.920%, 09/25/2035 (P)	465,176	420,984
Miramax Llc 3.340%, 07/20/2026 (S)	514,800	514,881
MVW Owner Trust, Series 2014-1A,
Class A 2.250%, 09/20/2031 (S)	294,271	292,153
Nautique Funding Ltd., Series 2006-1A,
Class D 4.253%, 04/15/2020 (P)(S)	500,000	490,596
New Century Home Equity Loan Trust
Series 2005-1, Class M1,
0.845%, 03/25/2035 (P)	1,245,000	1,164,510
Series 2005-2, Class M2,
0.620%, 06/25/2035 (P)	1,205,000	1,113,589
Octagon Investment Partners XI Ltd.,
Series 2007-1A, Class B
0.983%, 08/25/2021 (P)(S)	500,000	480,676
Option One Mortgage Loan Trust,
Series 2004-1, Class M1
1.070%, 01/25/2034 (P)	480,706	447,290
Porsche Innovative Lease Owner Trust,
Series 2014-1, Class A4
1.260%, 09/21/2020 (S)	670,000	668,304
RAMP Trust
Series 2004-RS9, Class AI-4,
4.767%, 10/25/2032 (P)	14,696	16,085
Series 2004-RZ3, Class AI-4,
4.572%, 05/25/2033 (P)	23,197	23,017
Series 2005-RS3, Class M1,
0.590%, 03/25/2035 (P)	555,000	526,480
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF4
4.934%, 08/25/2035 (P)	660,000	641,473
Saratoga CLO I, Ltd., Series 2006-1A,
Class C 1.721%, 12/15/2019 (P)(S)	500,000	478,629
Sierra Timeshare Receivables
Funding LLC, Series 2014-2A, Class A
2.050%, 06/20/2031 (S)	909,417	913,336
Sonic Capital LLC, Series 2011-1A,
Class A2 5.438%, 05/20/2041 (S)	557,975	590,716
Soundview Home Loan Trust
Series 2005-CTX1, Class M2,
0.595%, 11/25/2035 (P)	615,000	576,534
Series 2006-OPT2, Class A3,
0.350%, 05/25/2036 (P)	417,482	387,734
Specialty Underwriting & Residential
Finance Trust, Series 2006-BC1,
Class A2D 0.470%, 12/25/2036 (P)	1,760,000	1,704,775
Structured Asset Investment Loan Trust,
Series 2005-1, Class M2
0.890%, 02/25/2035 (P)	845,000	800,425
TAL Advantage V LLC, Series 2014-1A,
Class A 3.510%, 02/22/2039 (S)	1,145,834	1,150,984

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Volkswagen Credit Auto Master Trust,
Series 2014-1A, Class A2
1.400%, 07/22/2019 (S)	$675,000	$674,405
Westgate Resorts LLC
Series 2012-2A, Class B,
4.500%, 01/20/2025 (S)	986,386	994,405
Series 2012-3A, Class B,
4.500%, 03/20/2025 (S)	612,452	617,431
Series 2013-1A, Class B,
3.750%, 08/20/2025 (S)	292,134	293,848
Series 2014-1A, Class A,
2.150%, 12/20/2026 (S)	1,311,955	1,302,935
Series 2014-1A, Class B,
3.250%, 12/20/2026 (S)	873,129	871,765
Series 2014-AA, Class A,
6.250%, 10/20/2026 (S)	530,542	531,868
World Omni Automobile Lease
Securitization Trust, Series 2014-A,
Class A4 1.370%, 01/15/2020	265,000	265,293
TOTAL ASSET BACKED SECURITIES (Cost $69,425,736)		$69,830,379
PREFERRED SECURITIES - 0.8%
Consumer staples - 0.1%
Ocean Spray Cranberries, Inc.,
Series A, 6.250% (S)	6,466	588,406
Financials - 0.5%
Ally Financial, Inc., 7.000% (S)	1,049	1,048,574
Discover Financial Services, 6.500%	13,900	352,226
FNB Corp. (7.250% to 02/15/2024, then
3 month LIBOR + 4.600%)	11,950	324,921
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	37,900	999,802
Regions Financial Corp., 6.375%	19,156	479,858
The Goldman Sachs Group, Inc. (5.500%
to 05/10/2023, then
3 month LIBOR + 3.640%)	15,925	388,570
Wells Fargo & Company,
Series L, 7.500%	600	361,800
Weyerhaeuser Company, 6.375%	3,400	196,180
		4,151,931
Industrials - 0.1%
Glasstech, Inc., Series A	1	602
United Technologies Corp., 7.500%	7,436	456,050
		456,652
Utilities - 0.1%
Dominion Resources, Inc., 6.375%	13,532	703,799
Exelon Corp., 6.500%	6,627	347,918
		1,051,717
TOTAL PREFERRED SECURITIES (Cost $6,109,262)		$6,248,706
SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	555,874	5,561,849
TOTAL SECURITIES LENDING
COLLATERAL (Cost $5,562,350)		$5,561,849
SHORT-TERM INVESTMENTS - 1.7%
Money market funds - 1.7%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	14,040,399	14,040,399

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.0%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at $265,000
on 01/02/2015, collateralized by
$275,000 U.S. Treasury Notes, 1.000%
due 05/31/2018 (valued at $272,250,
including interest)	$265,000	$265,000
TOTAL SHORT-TERM INVESTMENTS (Cost $14,305,399)		$14,305,399
Total Investments (Active Bond Trust)
(Cost $815,548,640) - 101.1%		$846,017,210
Other assets and liabilities, net - (1.1%)		(9,169,018)
TOTAL NET ASSETS - 100.0%		$836,848,192

Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 56.8%
U.S. Government - 21.8%
Treasury Inflation Protected Securities
0.125%, 04/15/2018	$106,574,075	$106,182,735
U.S. Treasury Bonds
3.125%, 11/15/2041 to 08/15/2044	509,730,000	549,473,678
U.S. Treasury Notes
0.625%, 04/30/2018	83,000,000	81,307,547
0.875%, 06/15/2017 to 07/15/2017	348,830,000	348,366,930
1.000%, 06/30/2019	82,895,000	80,874,434
1.250%, 10/31/2018	271,210,000	269,430,320
1.750%, 09/30/2019	157,000,000	157,883,125
2.250%, 11/15/2024	722,950,400	727,807,904
		2,321,326,673
U.S. Government Agency - 35.0%
Federal Farm Credit Bank
1.740%, 03/11/2020	60,150,000	58,980,143
2.350%, 03/14/2022	23,765,000	23,643,537
2.500%, 06/20/2022	16,277,000	16,101,306
2.920%, 12/13/2027	4,851,000	4,643,455
Federal Home Loan Bank
2.900%, 09/05/2025	7,433,333	7,350,585
3.170%, 10/04/2027	7,600,000	7,469,744
3.250%, 06/21/2027	10,221,212	10,223,604
Federal Home Loan Mortgage Corp.
0.800%, 12/30/2016	59,000,000	58,889,611
1.250%, 03/13/2018	68,900,000	68,495,970
1.300%, 11/27/2017	106,400,000	106,333,713
1.750%, 05/30/2019	40,395,000	40,618,950
2.340%, 09/01/2039 (P)	1,521,217	1,630,547
2.379%, 04/01/2042 (P)	26,807,051	27,469,869
2.554%, 06/01/2044 (P)	18,811,042	19,308,529
2.601%, 06/01/2035 (P)	4,596,773	4,927,144
2.603%, 06/01/2044 (P)	14,440,445	14,842,763
2.619%, 01/01/2044 (P)	2,797,534	2,879,677
2.635%, 11/01/2041 (P)	486,808	506,533
2.689%, 05/01/2044 (P)	21,017,720	21,648,493
3.000%, 02/01/2043 to 03/01/2043	57,435,941	58,327,064
3.011%, 03/01/2044 (P)	20,926,158	21,659,317
3.500%, 02/01/2026 to 04/01/2044	112,181,973	117,860,238

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
4.000%, 09/01/2041 to 11/01/2043	$71,196,917	$76,094,956
4.336%, 09/01/2039 (P)	597,358	635,172
4.500%, 08/01/2040 to 10/01/2041	108,426,695	117,953,118
5.000%, 09/01/2040 to 04/01/2041	38,992,723	43,050,385
5.500%, 07/01/2037 to 10/01/2039	17,059,546	19,092,192
6.000%, 11/01/2037	7,571,741	8,564,363
6.500%, 12/01/2036 to 09/01/2039	15,970,627	18,048,000
Federal National Mortgage Association
1.500%, 05/25/2018	37,265,000	37,213,686
1.570%, 01/09/2020	209,075,000	204,768,055
1.600%, 01/30/2020	76,915,000	75,365,009
1.906%, 08/01/2042 (P)	1,336,250	1,374,666
2.266%, 10/01/2035 (P)	48,881,834	51,904,100
2.360%, 12/14/2022	50,000,000	48,703,350
2.411%, 04/01/2042 (P)	12,161,555	12,629,197
2.489%, 02/01/2042 (P)	9,002,928	9,349,995
2.500%, 03/27/2023	45,510,000	44,749,664
2.905%, 03/01/2044 (P)	19,747,216	20,428,446
2.924%, 01/01/2044 (P)	12,936,021	13,388,840
2.934%, 02/01/2042 (P)	4,764,298	4,944,772
3.000%, 07/01/2027 to 04/01/2043	168,549,744	169,999,170
3.250%, 07/26/2032	4,317,000	4,173,788
3.400%, 09/27/2032	21,793,000	21,468,284
3.500%, 11/01/2025 to 10/01/2043	366,373,571	384,189,046
3.904%, 02/01/2040 (P)	255,430	270,721
4.000%, 12/01/2024 to 06/01/2044	556,534,708	598,357,919
4.485%, 09/01/2039 (P)	2,549,732	2,720,910
4.500%, 01/01/2027 to 05/01/2042	434,054,540	472,322,721
5.000%, 02/01/2033 to 02/01/2042	349,072,750	386,877,284
5.500%, 02/01/2035 to 03/01/2041	69,672,641	78,209,762
6.000%, 04/01/2035 to 06/01/2040	12,985,719	14,690,927
6.500%, 07/01/2036 to 10/01/2039	50,325,166	57,157,374
Government National Mortgage Association
3.500%, 11/20/2039 (P)	4,330,436	4,509,872
4.000%, 10/15/2039 to 11/15/2041	23,041,908	24,818,985
5.000%, 08/15/2039	231,198	257,589
		3,722,093,110
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $5,889,249,712)		$6,043,419,783
CORPORATE BONDS - 33.2%
Consumer discretionary - 3.1%
21st Century Fox America, Inc.
6.150%, 03/01/2037	4,605,000	5,771,458
6.400%, 12/15/2035	4,125,000	5,383,785
Amazon.com, Inc.
4.950%, 12/05/2044	19,265,000	19,916,427
Bed Bath & Beyond, Inc.
3.749%, 08/01/2024	6,900,000	6,995,123
5.165%, 08/01/2044	6,900,000	7,197,356
BorgWarner, Inc.
4.625%, 09/15/2020	11,070,000	12,116,336
Brinker International, Inc.
2.600%, 05/15/2018	9,353,000	9,335,912
Delphi Corp.
5.000%, 02/15/2023	30,320,000	32,365,994
DIRECTV Holdings LLC
5.875%, 10/01/2019	27,275,000	31,198,018
Ford Motor Company
4.750%, 01/15/2043	5,310,000	5,602,687

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Ford Motor Credit Company LLC
5.875%, 08/02/2021	$51,959,000	$60,157,507
8.000%, 12/15/2016	13,415,000	15,017,771
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	12,631,000	13,741,139
Myriad International Holdings BV
6.000%, 07/18/2020 (S)	6,800,000	7,429,000
Nissan Motor Acceptance Corp.
1.950%, 09/12/2017 (S)	14,370,000	14,464,397
QVC, Inc.
4.375%, 03/15/2023	12,905,000	12,949,419
5.125%, 07/02/2022	9,060,000	9,534,898
5.450%, 08/15/2034	11,775,000	11,489,715
Seminole Indian Tribe of Florida, Inc.
6.535%, 10/01/2020 (S)	100,000	106,500
Sirius XM Radio, Inc.
5.250%, 08/15/2022 (S)	24,905,000	26,150,250
Time Warner Cable, Inc.
8.250%, 04/01/2019	15,105,000	18,490,680
		325,414,372
Consumer staples - 1.3%
Beam, Inc.
1.750%, 06/15/2018	25,000,000	24,740,150
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	26,963,000	33,044,235
Pernod-Ricard SA
5.750%, 04/07/2021 (S)	14,632,000	16,807,442
Safeway, Inc.
4.750%, 12/01/2021	3,625,000	3,670,298
5.000%, 08/15/2019	24,115,000	24,675,288
The Kroger Company
6.400%, 08/15/2017	13,605,000	15,207,819
Tyson Foods, Inc.
3.950%, 08/15/2024	10,320,000	10,668,001
Wm Wrigley Jr. Company
1.400%, 10/21/2016 (S)	10,620,000	10,631,565
		139,444,798
Energy - 3.7%
Anadarko Petroleum Corp.
8.700%, 03/15/2019	14,675,000	17,976,156
Boardwalk Pipelines LP
5.500%, 02/01/2017	5,820,000	6,139,920
CenterPoint Energy Resources Corp.
6.125%, 11/01/2017	10,885,000	12,187,325
CNOOC Finance 2013, Ltd.
3.000%, 05/09/2023	16,165,000	15,298,669
Continental Resources, Inc.
5.000%, 09/15/2022	21,730,000	21,023,775
DCP Midstream LLC
9.750%, 03/15/2019 (S)	14,925,000	18,668,280
DCP Midstream Operating LP
2.500%, 12/01/2017	11,715,000	11,702,418
3.875%, 03/15/2023	6,220,000	5,952,142
Energy Transfer Partners LP
5.200%, 02/01/2022	7,490,000	8,010,974
9.700%, 03/15/2019	10,360,000	13,003,012
Enterprise Products Operating LLC
6.500%, 01/31/2019	32,015,000	36,694,280
6.650%, 04/15/2018 (P)	6,845,000	7,819,352
Enterprise Products Operating LLC (8.375% to
08/01/2016, then 3 month LIBOR + 3.708%)
08/01/2066	16,460,000	17,673,925

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Freeport-McMoran Oil & Gas LLC
6.750%, 02/01/2022	$18,276,000	$20,103,600
6.875%, 02/15/2023	4,076,000	4,534,550
Kerr-McGee Corp.
6.950%, 07/01/2024	12,690,000	15,509,934
Kinder Morgan Energy Partners LP
7.750%, 03/15/2032	4,455,000	5,488,631
Kinder Morgan, Inc.
4.300%, 06/01/2025	11,110,000	11,147,274
Lukoil International Finance BV
3.416%, 04/24/2018 (S)	18,780,000	15,963,000
Northwest Pipeline LLC
6.050%, 06/15/2018	23,354,000	26,188,545
ONEOK Partners LP
3.200%, 09/15/2018	9,680,000	9,810,951
Petroleos Mexicanos
4.250%, 01/15/2025 (S)	4,730,000	4,699,255
4.875%, 01/24/2022	6,650,000	6,965,277
Plains All American Pipeline LP
3.600%, 11/01/2024	10,295,000	10,106,766
Rowan Companies, Inc.
4.875%, 06/01/2022	14,278,000	13,893,651
SESI LLC
7.125%, 12/15/2021	21,520,000	20,659,200
Suncor Energy, Inc.
6.100%, 06/01/2018	10,005,000	11,222,699
TransCanada Pipelines, Ltd. (6.350% to
05/15/2017, then 3 month LIBOR + 2.210%)
05/15/2067	22,265,000	21,597,050
		390,040,611
Financials - 17.2%
American Express Company
3.625%, 12/05/2024	10,015,000	10,098,475
American International Group, Inc.
4.125%, 02/15/2024	9,895,000	10,533,346
American International Group, Inc. (8.175% to
05/15/2038, then 3 month LIBOR + 4.195%)
05/15/2058	1,652,000	2,238,460
American Tower Corp.
3.400%, 02/15/2019	12,115,000	12,330,877
4.700%, 03/15/2022	11,995,000	12,576,662
Aquarius + Investments PLC (6.375% to
09/01/2019, then 5 Year U.S. Swap
Rate + 5.210%)
09/01/2024	6,740,000	7,009,095
ARC Properties Operating Partnership LP
2.000%, 02/06/2017	22,865,000	21,793,089
4.600%, 02/06/2024	19,901,000	18,359,508
Ares Capital Corp.
3.875%, 01/15/2020	15,750,000	15,704,782
Assured Guaranty US Holdings, Inc.
5.000%, 07/01/2024 (L)	17,735,000	18,709,379
AXA SA
8.600%, 12/15/2030	2,020,000	2,744,229
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)	7,350,000	7,956,375
Bank of America Corp.
3.300%, 01/11/2023	10,970,000	10,970,845
4.200%, 08/26/2024	10,300,000	10,492,868
4.250%, 10/22/2026	10,320,000	10,296,832
5.000%, 05/13/2021	19,620,000	21,893,036
6.875%, 04/25/2018	21,646,000	24,862,163

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Barclays Bank PLC
6.050%, 12/04/2017 (S)	$24,450,000	$26,923,778
10.179%, 06/12/2021 (S)	17,215,000	23,112,670
BioMed Realty LP
2.625%, 05/01/2019	11,660,000	11,649,763
6.125%, 04/15/2020	3,450,000	3,930,682
BNP Paribas SA
2.375%, 09/14/2017	30,641,000	31,167,259
4.250%, 10/15/2024	5,000,000	5,051,465
Boston Properties LP
3.700%, 11/15/2018	8,589,000	9,056,508
BPCE SA
1.625%, 02/10/2017	26,005,000	26,059,064
4.500%, 03/15/2025 (S)	17,505,000	17,104,608
5.700%, 10/22/2023 (S)	22,445,000	24,100,700
Capital One Bank USA NA
1.300%, 06/05/2017	10,440,000	10,354,047
Capital One Financial Corp.
2.450%, 04/24/2019	9,720,000	9,697,731
Citigroup, Inc.
3.750%, 06/16/2024	6,898,000	7,055,737
3.875%, 10/25/2023	10,520,000	10,934,509
4.500%, 01/14/2022	18,930,000	20,685,909
6.125%, 08/25/2036	9,045,000	10,782,282
CNA Financial Corp.
7.250%, 11/15/2023	15,303,000	19,081,571
Credit Agricole SA (8.125% to 09/19/2018,
then 5 Year U.S. Swap Rate + 6.283%)
09/19/2033 (S)	9,235,000	10,303,249
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	25,984,000	28,562,288
6.113%, 01/15/2020 (S)	19,377,000	22,257,236
Discover Bank
8.700%, 11/18/2019	16,975,000	20,991,964
Discover Financial Services
5.200%, 04/27/2022	15,235,000	16,825,610
Doric Nimrod Air Alpha 2013-1 Class A Pass
Through Trust
5.250%, 05/30/2023 (S)	14,626,724	15,504,328
Doric Nimrod Air Alpha 2013-1 Class B Pass
Through Trust
6.125%, 11/30/2019 (S)	8,875,312	9,319,078
Doric Nimrod Air Finance Alpha, Ltd. 2012-1
Class A Pass Through Trust
5.125%, 11/30/2022 (S)	12,831,568	13,257,640
Education Realty Operating Partnership LP
4.600%, 12/01/2024	10,005,000	10,252,814
Fifth Street Finance Corp.
4.875%, 03/01/2019	9,975,000	10,184,445
Fifth Third Bank
2.375%, 04/25/2019	29,130,000	29,262,629
FS Investment Corp.
4.000%, 07/15/2019	16,320,000	16,255,585
General Electric Capital Corp.
0.712%, 08/15/2036 (P)	9,945,000	8,774,503
4.375%, 09/16/2020	7,980,000	8,739,983
5.550%, 05/04/2020	26,697,000	30,682,248
Goodman Funding Pty, Ltd.
6.375%, 04/15/2021 (S)	17,700,000	20,367,195
HBOS PLC
6.000%, 11/01/2033 (S)	6,730,000	7,600,297
6.750%, 05/21/2018 (S)	31,463,000	35,065,388

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
HCP, Inc.
5.375%, 02/01/2021	$9,775,000	$10,915,801
5.625%, 05/01/2017	15,125,000	16,459,812
Health Care REIT, Inc.
4.125%, 04/01/2019	11,080,000	11,782,417
4.950%, 01/15/2021	5,475,000	6,020,190
Highwoods Realty LP
5.850%, 03/15/2017	22,850,000	24,799,334
Host Hotels & Resorts LP
5.875%, 06/15/2019	12,679,000	13,318,516
HSBC Holdings PLC (6.375% to 09/17/2024,
then 5 Year U.S. ISDAFIX + 3.705%)
09/17/2024 (Q)	7,190,000	7,261,900
ICICI Bank, Ltd.
4.700%, 02/21/2018 (S)	11,990,000	12,642,496
5.750%, 11/16/2020 (S)	9,890,000	10,975,210
ING Bank NV
5.800%, 09/25/2023 (S)	18,415,000	20,427,373
Jefferies Group LLC
6.875%, 04/15/2021	15,325,000	17,420,847
8.500%, 07/15/2019	8,390,000	10,053,737
JPMorgan Chase & Company
4.250%, 10/15/2020	22,385,000	24,066,114
4.625%, 05/10/2021	36,270,000	39,918,617
JPMorgan Chase & Company (6.750% to
02/01/2024, then 3 month LIBOR + 3.780%)
02/01/2024 (Q)	23,845,000	25,186,281
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month LIBOR + 3.470%)
04/30/2018 (Q)	14,815,000	15,945,385
Leucadia National Corp.
5.500%, 10/18/2023	19,450,000	19,919,173
Lincoln National Corp. (6.050% to 04/20/17,
then 3 month LIBOR + 2.040%)
04/20/2067	1,642,000	1,642,000
Manufacturers & Traders Trust Company
(5.585% to 12/28/2015, then 1 month
LIBOR + 1.215%)
12/28/2020	7,056,000	7,321,651
Manufacturers & Traders Trust Company
(5.629% to 12/01/2016, then 3 month
LIBOR + 6.400%)
5.629%, 12/01/2021	23,610,000	24,582,260
MetLife, Inc.
6.400%, 12/15/2036	9,445,000	10,531,175
Mizuho Financial Group Cayman 3, Ltd.
4.600%, 03/27/2024 (S)	12,950,000	13,418,427
Morgan Stanley
4.100%, 05/22/2023	25,330,000	25,645,055
4.350%, 09/08/2026	3,560,000	3,581,271
5.500%, 01/26/2020	19,440,000	21,872,508
5.550%, 04/27/2017	11,620,000	12,613,487
7.300%, 05/13/2019	30,130,000	35,738,579
MUFG Union Bank NA
2.625%, 09/26/2018	26,635,000	27,027,760
Nippon Life Insurance Company (5.000% to
10/18/2022, then 3 month LIBOR + 4.240%)
10/18/2042 (S)	9,535,000	9,936,433
Nippon Life Insurance Company (5.100% to
10/16/2024, then 5 Year
U.S. ISDAFIX + 3.650%)
10/16/2044 (S)	13,980,000	14,609,100

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Nordea Bank AB
1.625%, 05/15/2018 (S)	$12,960,000	$12,836,737
Omega Healthcare Investors, Inc.
4.500%, 01/15/2025 (S)	10,235,000	10,130,603
4.950%, 04/01/2024	10,275,000	10,692,576
Oversea-Chinese Banking Corp., Ltd. (4.000%
to 10/15/2019, then 5 year U.S. Swap
Rate + 2.203%)
10/15/2024 (S)	5,835,000	5,973,330
Pacific LifeCorp.
6.000%, 02/10/2020 (S)	9,093,000	10,335,859
Prudential Financial, Inc. (5.200% to
03/15/2024, then 3 month LIBOR + 3.040%)
03/15/2044	3,115,000	3,083,850
Prudential Financial, Inc. (5.875% to
09/15/2022, then 3 month LIBOR + 4.175%)
09/15/2042	19,670,000	20,751,850
Qwest Corp.
6.750%, 12/01/2021	27,530,000	31,833,187
Rabobank Nederland NV
3.875%, 02/08/2022	33,770,000	35,923,716
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	15,167,000	19,519,929
Royal Bank of Scotland Group PLC
6.400%, 10/21/2019	21,789,000	25,307,771
Santander Holdings USA, Inc.
3.450%, 08/27/2018	11,565,000	12,007,893
Stifel Financial Corp.
4.250%, 07/18/2024	11,940,000	12,010,756
Sumitomo Mitsui Banking Corp.
2.450%, 01/10/2019	19,695,000	19,784,159
SunTrust Bank
7.250%, 03/15/2018	10,935,000	12,652,385
SunTrust Banks, Inc.
3.500%, 01/20/2017	13,088,000	13,644,384
Swedbank AB
2.125%, 09/29/2017 (S)	19,320,000	19,544,073
Synchrony Financial
4.250%, 08/15/2024	13,830,000	14,191,364
Teachers Insurance & Annuity Association of
America
6.850%, 12/16/2039 (S)	21,405,000	29,235,570
The Bear Stearns Companies LLC
7.250%, 02/01/2018	325,000	374,579
The Goldman Sachs Group, Inc.
5.250%, 07/27/2021	46,290,000	52,245,764
5.750%, 01/24/2022	6,724,000	7,778,236
6.250%, 09/01/2017	23,886,000	26,578,549
The Hartford Financial Services Group, Inc.
5.375%, 03/15/2017	14,640,000	15,815,065
The PNC Financial Services Group, Inc.
4.451%, 02/23/2015 (P)(Q)	7,340,000	7,340,000
The PNC Financial Services Group, Inc.
(4.850% to 06/01/2023, then 3 month
LIBOR + 3.040%)
06/01/2023 (Q)	10,400,000	9,815,863
The PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	5,480,000	6,014,300

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Unum Group
5.625%, 09/15/2020	$4,897,000	$5,514,237
USB Realty Corp.
1.377%, 01/15/2017 (P)(Q)(S)	665,000	598,500
Ventas Realty LP
3.750%, 05/01/2024	6,145,000	6,185,489
4.750%, 06/01/2021	16,708,000	18,159,858
Wells Fargo & Company (5.900% to
06/15/2024, then 3 month LIBOR + 3.110%)
06/15/2024 (Q)	19,155,000	19,298,663
Wells Fargo & Company, Series K (7.980% to
03/15/2018, then 3 month LIBOR + 3.770%)
03/15/2018 (Q)	24,673,000	27,232,824
Wells Fargo Bank NA
5.850%, 02/01/2037	9,450,000	11,923,207
		1,829,492,819
Health care - 1.6%
Aetna, Inc.
1.500%, 11/15/2017	28,955,000	28,731,294
Anthem, Inc.
7.000%, 02/15/2019	18,650,000	21,975,873
Express Scripts Holding Company
2.650%, 02/15/2017	14,430,000	14,755,397
Medco Health Solutions, Inc.
7.125%, 03/15/2018	17,850,000	20,608,842
Medtronic, Inc.
4.625%, 03/15/2045 (S)	15,380,000	16,671,766
Mylan, Inc.
1.350%, 11/29/2016	21,445,000	21,345,731
7.875%, 07/15/2020 (S)	16,675,000	17,762,127
Quest Diagnostics, Inc.
2.700%, 04/01/2019	18,810,000	18,970,506
4.250%, 04/01/2024	11,265,000	11,609,720
		172,431,256
Industrials - 2.5%
Air Lease Corp.
3.375%, 01/15/2019 (L)	13,025,000	13,187,813
3.875%, 04/01/2021	6,455,000	6,487,275
4.750%, 03/01/2020	6,405,000	6,805,313
5.625%, 04/01/2017	5,135,000	5,532,963
America West Airlines 2000-1 Pass
Through Trust
8.057%, 07/02/2020	1,856,012	2,106,574
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 01/15/2023	11,573,050	12,397,630
British Airways PLC 2013-1 Class A Pass
Through Trust
4.625%, 06/20/2024 (S)	26,039,613	27,601,990
British Airways PLC 2013-1 Class B Pass
Through Trust
5.625%, 06/20/2020 (S)	8,865,588	9,397,523
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	5,132,164	5,369,270
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	1,953,029	2,023,729
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 02/02/2019	4,007,756	4,400,916

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 04/19/2022	$13,308,627	$14,606,218
Continental Airlines 2012-2 Class B Pass
Through Trust
5.500%, 10/29/2020	1,811,963	1,875,382
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	17,894,331	20,757,424
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 07/02/2018	2,388,486	2,627,334
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	6,688,719	7,273,982
Embraer Overseas, Ltd.
5.696%, 09/16/2023 (S)	8,603,000	9,170,798
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	6,720,000	7,526,400
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 11/01/2019	58,540	66,443
Odebrecht Finance, Ltd.
7.125%, 06/26/2042 (S)	13,620,000	11,406,750
7.500%, 09/14/2015 (Q)(S)	5,620,000	5,260,320
Penske Truck Leasing Company LP
2.875%, 07/17/2018 (S)	12,205,000	12,410,105
Ryder System, Inc.
3.500%, 06/01/2017	16,272,000	16,947,516
Textron, Inc.
5.600%, 12/01/2017	7,729,000	8,494,063
7.250%, 10/01/2019	8,640,000	10,256,112
Trinity Industries, Inc.
4.550%, 10/01/2024	12,920,000	12,548,951
UAL 2009-2A Pass Through Trust
9.750%, 01/15/2017	6,580,826	7,304,716
United Airlines 2014-2 Class A Pass
Through Trust
3.750%, 09/03/2026	16,090,000	16,210,675
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	3,719,283	4,174,896
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 10/01/2024	6,439,061	7,179,553
		271,408,634
Information technology - 0.3%
Xerox Corp.
5.625%, 12/15/2019	14,735,000	16,560,254
6.750%, 02/01/2017	9,514,000	10,487,149
		27,047,403
Materials - 1.0%
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	17,090,000	18,393,113
CF Industries, Inc.
7.125%, 05/01/2020	7,365,000	8,774,403
Gerdau Trade, Inc.
4.750%, 04/15/2023 (S)	6,250,000	5,828,750
Glencore Finance Canada, Ltd.
3.600%, 01/15/2017 (S)	20,580,000	21,222,672
4.250%, 10/25/2022 (S)	9,075,000	9,030,523

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Glencore Funding LLC
4.125%, 05/30/2023 (S)	$15,655,000	$15,275,507
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	9,460,000	10,519,444
Methanex Corp.
5.250%, 03/01/2022	8,115,000	8,717,263
MMC Norilsk Nickel OJSC
5.550%, 10/28/2020 (S)	6,545,000	5,929,770
		103,691,445
Telecommunication services - 1.2%
GTP Acquisition Partners I LLC
2.364%, 05/15/2018 (S)	14,540,000	14,421,325
SBA Tower Trust
2.933%, 12/15/2017 (S)	15,630,000	15,828,845
3.598%, 04/15/2018 (S)	10,620,000	10,646,720
5.101%, 04/17/2017 (S)	12,363,000	13,011,748
Telecom Italia Capital SA
6.999%, 06/04/2018	7,630,000	8,469,300
7.200%, 07/18/2036	8,275,000	8,895,625
Telefonica Emisiones SAU
6.421%, 06/20/2016	19,190,000	20,533,089
Verizon Communications, Inc.
3.450%, 03/15/2021	13,345,000	13,639,137
5.012%, 08/21/2054 (S)	10,386,000	10,744,826
6.550%, 09/15/2043	9,921,000	12,710,279
		128,900,894
Utilities - 1.3%
Beaver Valley II Funding Corp.
9.000%, 06/01/2017	1,241,000	1,340,280
Commonwealth Edison Company
2.150%, 01/15/2019	9,930,000	10,004,177
Connecticut Light & Power Company
4.300%, 04/15/2044	8,000,000	8,664,584
Constellation Energy Group, Inc.
5.150%, 12/01/2020	11,220,000	12,422,795
Electricite de France SA (5.250% to
01/29/2023, then 10 Year U.S. Swap
Rate + 3.709%)
01/29/2023 (Q)(S)	19,320,000	19,803,000
Entergy Texas, Inc.
7.125%, 02/01/2019	20,650,000	24,421,124
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month LIBOR + 2.120%)
12/01/2066	19,230,000	19,263,653
NextEra Energy Capital Holdings, Inc.
2.400%, 09/15/2019	9,760,000	9,750,728
NextEra Energy Capital Holdings, Inc.
(6.650% to 06/15/2017, then 3 month
LIBOR + 2.125%)
06/15/2067	5,245,000	5,297,450
Oncor Electric Delivery Company LLC
5.000%, 09/30/2017	5,900,000	6,409,748
PNPP II Funding Corp.
9.120%, 05/30/2016	203,000	209,629
Southern California Edison Company (6.250%
to 02/01/2022, then 3 month
LIBOR + 4.199%)
02/01/2022 (Q)	8,285,000	9,185,994
W3A Funding Corp.
8.090%, 01/02/2017	66,205	66,215

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Wisconsin Energy Corp. (6.250% to
05/15/2017, then 3 month LIBOR + 2.113%)
05/15/2067	$17,030,000	$17,114,299
		143,953,676
TOTAL CORPORATE BONDS (Cost $3,526,583,195)		$3,531,825,908
CAPITAL PREFERRED SECURITIES - 0.7%
Financials - 0.7%
Allfirst Preferred Capital Trust
1.730%, 07/15/2029 (P)	55,000	47,300
MetLife Capital Trust IV (7.875% to
12/15/2032, then 3 month LIBOR + 3.960%)
12/15/2037 (S)	3,265,000	4,171,038
MetLife Capital Trust X
9.250%, 04/08/2038 (S)	7,735,000	11,061,050
State Street Capital Trust IV
1.240%, 06/15/2037 (P)	20,815,000	17,276,450
ZFS Finance USA Trust II (6.450% to
06/15/2016, then 3 month LIBOR + 2.000%)
12/15/2065 (S)	27,245,000	28,707,239
ZFS Finance USA Trust V (6.500% to
05/09/2017, then 3 month LIBOR + 2.285%)
05/09/2037 (S)	7,350,000	7,827,750
		69,090,827
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $66,172,781)		$69,090,827
TERM LOANS (M) - 0.0%
Energy - 0.0%
Paragon Offshore Finance Company
3.750%, 07/18/2021	5,915,175	4,850,444
TOTAL TERM LOANS (Cost $5,886,713)		$4,850,444
COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.9%
Commercial and residential - 0.1%
Commercial Mortgage Pass Through
Certificates, Series 2013-CR13, Class C
4.755%, 12/10/2023 (P)	10,000	10,671
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Class AM
5.591%, 04/15/2047 (P)	200,000	213,505
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class A2
2.954%, 12/15/2047	4,810,000	4,936,892
U.S. Government Agency - 1.8%
Federal Home Loan Mortgage Corp.
Series 288, Class IO, 3.000%, 10/15/2027	2,289,525	262,038
Series 290, Class IO, 3.500%, 11/15/2032	2,634,136	463,458
Series 3609, Class LI IO,
4.500%, 12/15/2024	8,976,587	568,446
Series 3699, Class MI IO,
4.500%, 01/15/2038	16,156,141	1,094,919
Series 3714, Class KI IO,
4.500%, 11/15/2039	11,457,917	1,526,129
Series 3738, Class IC IO,
4.000%, 08/15/2029	5,328,944	432,119
Series 3738, Class MI IO,
4.000%, 09/15/2034	8,876,306	286,520
Series 3747, Class HI IO,
4.500%, 07/15/2037	43,556,405	3,482,535

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 3794, Class PI IO,
4.500%, 02/15/2038	$11,969,596	$953,352
Series 3830, Class NI IO,
4.500%, 01/15/2036	1,602,571	144,195
Series 3833, Class LI IO,
2.118%, 10/15/2040	65,027,346	4,562,969
Series 3927, Class IP IO,
4.500%, 06/15/2040	13,315,546	1,494,450
Series 3934, Class PI IO,
4.500%, 07/15/2041	20,025,718	2,992,043
Series 3943, Class DI IO,
4.000%, 11/15/2039	32,592,078	3,997,203
Series 3972, Class PL IO,
3.500%, 11/15/2031	9,914,622	1,268,013
Series 4030, Class BI IO,
5.000%, 01/15/2042	15,739,118	2,771,083
Series 4077, Class IK IO,
5.000%, 07/15/2042	22,570,444	4,280,679
Series 4136, Class IH IO,
3.500%, 09/15/2027	1,906,725	232,479
Series K017, Class X1 IO,
1.439%, 12/25/2021	107,599,355	8,481,842
Series K018, Class X1 IO,
1.605%, 01/25/2022	117,524,849	9,330,180
Series K021, Class X1 IO,
1.646%, 06/25/2022	24,223,442	2,154,554
Series K022, Class X1 IO,
1.425%, 07/25/2022	263,744,780	20,407,780
Series K026, Class X1 IO,
1.177%, 11/25/2022	173,191,362	11,398,936
Series K038, Class X1 IO,
1.203%, 03/25/2024	253,283,047	22,005,231
Series K707, Class X1 IO,
1.694%, 12/25/2018	122,740,627	6,547,353
Series K709, Class X1 IO,
1.676%, 03/25/2019	97,204,201	5,427,202
Series K710, Class X1 IO,
1.914%, 05/25/2019	74,433,984	4,922,394
Series K711, Class X1 IO,
1.711%, 07/25/2019	67,814,769	4,352,555
Federal National Mortgage Association
Series 2009-50, Class GI IO,
5.000%, 05/25/2039	4,528,988	531,629
Series 2010-13, Class KI IO,
5.000%, 12/25/2018	3,898,032	241,756
Series 2010-14, Class IA IO,
4.000%, 08/25/2027	715,011	5,793
Series 2010-45, Class AI IO,
5.000%, 02/25/2021	8,477,965	601,926
Series 2010-68, Class CI IO,
5.000%, 11/25/2038	15,208,372	1,734,395
Series 2010-93, Class AI IO,
4.000%, 08/25/2020	3,595,829	244,387
Series 2011-73, Class PI IO,
4.500%, 05/25/2041	10,060,676	1,430,396
Series 2012-118, Class IB IO,
3.500%, 11/25/2042	40,144,594	9,395,898
Series 2012-118, Class IC IO,
3.500%, 11/25/2042	39,270,734	7,599,425
Series 2012-137, Class WI IO,
3.500%, 12/25/2032	1,572,802	294,107

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2012-21, Class IQ IO,
4.500%, 09/25/2041	$33,678,859	$6,038,491
Series 2012-61, Class KI IO,
4.000%, 12/25/2041	24,690,357	4,485,742
Series 366, Class 24 IO,
5.000%, 10/25/2035	3,969,495	293,446
Series 402, Class 3 IO, 4.000%, 11/25/2039	4,299,383	737,842
Series 402, Class 4 IO, 4.000%, 10/25/2039	5,856,339	1,071,470
Series 402, Class 7 IO, 4.500%, 11/25/2039	7,893,215	1,439,801
Series 402, Class 8 IO, 4.500%, 11/25/2039	7,849,543	1,330,247
Series 407, Class 15 IO,
5.000%, 01/25/2040	13,076,057	2,439,083
Series 407, Class 21 IO,
5.000%, 01/25/2039	6,188,407	771,221
Series 407, Class 7 IO, 5.000%, 03/25/2041	11,143,196	2,238,051
Series 407, Class 8 IO, 5.000%, 03/25/2041	5,302,835	1,039,526
Series 407, Class C6 IO,
5.500%, 01/25/2040	23,511,457	4,942,382
Government National Mortgage Association
Series 2009-40, Class BI IO,
4.500%, 09/20/2036	14,825,766	830,525
Series 2009-123, Class DI, IO,
4.500%, 07/20/2037	4,386,489	261,434
Series 2012-114, Class IO,
1.030%, 01/16/2053	55,664,473	4,603,842
Series 2013-42, Class IO,
3.500%, 03/20/2043	26,728,737	3,297,776
Series 2013-6, Class AI IO,
3.500%, 08/20/2039	60,053,877	10,923,014
		194,664,262
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $212,926,694)		$199,825,330
ASSET BACKED SECURITIES - 5.2%
Ally Auto Receivables Trust, Series 2014-2,
Class A4 1.840%, 01/15/2020	27,360,000	27,436,882
Ally Master Owner Trust, Series 2012-4,
Class A 1.720%, 07/15/2019	10,220,000	10,186,131
American Express Credit
Account Master Trust
Series 2014-1, Class A4,
1.490%, 04/15/2020	27,810,000	27,840,035
Series 2014-4, Class A, 1.430%, 06/15/2020	28,685,000	28,632,535
Cabela’s Credit Card Master Note Trust,
Series 2013-2A, Class A1
2.170%, 08/16/2021 (S)	10,710,000	10,776,766
California Republic Auto Receivables Trust,
Series 2014-4, Class A4
1.840%, 06/15/2020	12,800,000	12,783,168
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7,
5.750%, 07/15/2020	12,480,000	13,887,207
Series 2014-A5, Class A,
1.480%, 07/15/2020	44,380,000	44,397,619
CarMax Auto Owner Trust, Series 2014-3,
Class A3 1.160%, 06/17/2019	24,615,000	24,529,709
Chase Issuance Trust
Series 2014-A6, Class A,
1.260%, 07/15/2019	20,599,000	20,535,226

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Chase Issuance Trust (continued)
Series 2014-A7, Class A,
1.380%, 11/15/2019	$31,978,000	$31,854,789
Chrysler Capital Auto Receivables Trust,
Series 2014-BA, Class A4
1.760%, 12/16/2019 (S)	9,870,000	9,902,788
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8,
5.650%, 09/20/2019	17,115,000	18,986,696
Series 2014-A8, Class A8,
1.730%, 04/09/2020	34,765,000	34,817,217
Discover Card Execution Note Trust,
Series 2014-A5, Class A
1.390%, 04/15/2020	42,075,000	41,993,332
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A, 1.490%, 09/15/2019	25,960,000	25,822,256
Series 2014-4, Class A1,
1.400%, 08/15/2019	35,760,000	35,703,356
GE Equipment Midticket LLC, Series 2014-1,
Class A4 1.590%, 08/22/2023	7,820,000	7,812,610
Honda Auto Receivables Owner Trust,
Series 2014-3, Class A4
1.310%, 10/15/2020	42,515,000	42,348,511
John Deere Owner Trust, Series 2014-B,
Class A4 1.500%, 06/15/2021	20,870,000	20,857,937
MVW Owner Trust, Series 2014-1A, Class A
2.250%, 09/20/2031 (S)	7,101,101	7,049,987
Porsche Innovative Lease Owner Trust,
Series 2014-1, Class A4
1.260%, 09/21/2020 (S)	16,320,000	16,278,694
Toyota Auto Receivables Owner Trust,
Series 2014-C, Class A4
1.440%, 04/15/2020	13,395,000	13,397,291
Volkswagen Credit Auto Master Trust,
Series 2014-1A, Class A2
1.400%, 07/22/2019 (S)	16,680,000	16,665,288
World Omni Automobile Lease
Securitization Trust, Series 2014-A,
Class A4 1.370%, 01/15/2020	6,555,000	6,562,250
TOTAL ASSET BACKED SECURITIES (Cost $552,454,867)		$551,058,280
PREFERRED SECURITIES - 0.1%
Financials - 0.1%
The PNC Financial Services Group, Inc.
(6.125% to 05/01/2022, then
3 month LIBOR + 4.067%)	391,400	10,865,264
TOTAL PREFERRED SECURITIES (Cost $9,785,000)		$10,865,264
SECURITIES LENDING COLLATERAL - 0.2%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	2,272,392	22,736,647
TOTAL SECURITIES LENDING
COLLATERAL (Cost $22,737,754)		$22,736,647

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 1.0%
Repurchase agreement - 1.0%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2014 at 0.040% to be
repurchased at $68,646,153 on 01/02/2015,
collateralized by $9,626,900 U.S. Treasury
Inflation Indexed Notes, 0.125% due
04/15/2019 (valued at $9,631,641, including
interest) and $44,731,400 U.S. Treasury
Inflation Indexed Bonds, 0.750 - 3.875% due
04/15/2029 - 02/15/2042 (valued at
$60,387,512, including interest)	$68,646,000	$68,646,000
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $40,047,000 on 01/02/2015,
collateralized by $41,420,000 U.S. Treasury
Notes, 0.750% due 02/28/2018 (valued at
$40,852,546, including interest)	40,047,000	40,047,000
		108,693,000
TOTAL SHORT-TERM INVESTMENTS (Cost $108,693,000)		$108,693,000
Total Investments (Bond Trust) (Cost $10,394,489,716) - 99.1%		$10,542,365,483
Other assets and liabilities, net - 0.9%		97,345,361
TOTAL NET ASSETS - 100.0%		$10,639,710,844

Core Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 57.4%
U.S. Government - 32.0%
U.S. Treasury Bonds
3.000%, 11/15/2044	$1,203,000	$1,264,278
3.125%, 08/15/2044	5,811,000	6,255,902
3.375%, 05/15/2044	410,000	461,890
3.625%, 02/15/2044	16,041,000	18,890,780
4.500%, 08/15/2039	768,000	1,024,200
U.S. Treasury Notes
0.375%, 10/31/2016	8,951,000	8,911,839
0.500%, 09/30/2016	8,571,000	8,558,615
0.625%, 12/31/2016 to 09/30/2017	31,379,000	31,152,804
0.875%, 05/15/2017 to 11/15/2017	108,066,000	107,750,796
1.000%, 12/15/2017	6,341,000	6,326,631
1.500%, 05/31/2019 to 11/30/2019	9,630,000	9,586,204
1.625%, 04/30/2019 to 12/31/2019	50,204,000	50,218,913
1.750%, 09/30/2019	28,491,000	28,651,262
1.875%, 11/30/2021	4,404,000	4,378,197
2.000%, 10/31/2021	6,848,000	6,863,518
2.250%, 07/31/2021 to 11/15/2024	20,800,000	20,975,635
2.375%, 08/15/2024	8,771,000	8,927,922
3.125%, 04/30/2017	8,663,000	9,123,222
		329,322,608
U.S. Government Agency - 25.4%
Federal Home Loan Mortgage Corp.
2.683%, 11/01/2042 (P)	1,680,519	1,721,320
2.750%, 02/01/2035 (C)	1,426,000	1,464,777
2.762%, 11/01/2044 (P)	2,150,335	2,208,808
2.842%, 11/01/2044 (P)	1,173	1,208
2.850%, 01/15/2045 (C)	1,895,000	1,946,363
2.873%, 11/01/2044 (P)	927,000	955,993

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
2.900%, 11/01/2044 (P)	$1,587,740	$1,637,114
2.911%, 11/01/2044 (P)	791,000	815,843
2.944%, 01/01/2044 (P)	1,393,076	1,435,497
2.949%, 11/01/2043 (P)	2,839,438	2,929,140
2.973%, 10/01/2043 (P)	1,859,094	1,919,395
3.000%, 09/01/2032	271,075	279,508
3.001%, 11/01/2043 (P)	1,792,117	1,853,524
3.500%, 12/01/2029 to 09/01/2043	18,403,552	19,166,518
4.000%, 10/01/2029 to 02/01/2034	3,366,129	3,641,382
4.500%, 06/01/2042	2,459,027	2,715,397
5.000%, 08/01/2039	2,774,751	3,096,774
Federal National Mortgage Association
2.222%, 10/09/2019 (Z)	2,650,000	2,382,533
2.558%, 05/01/2043 (P)	1,130,187	1,151,393
2.625%, 09/06/2024	1,052,000	1,065,382
2.700%, TBA (C)	1,427,000	1,467,855
2.700%, 02/16/2045 (C)	1,379,000	1,416,498
2.730%, 02/16/2045 (C)	2,090,000	2,148,386
2.750%, 02/16/2045 (C)	1,407,000	1,445,136
2.760%, 12/01/2044 (P)	1,421,000	1,464,516
2.800%, 02/16/2045 (C)	1,380,000	1,417,526
2.815%, 11/01/2044 (P)	4,063,662	4,188,313
2.945%, 04/01/2042 (P)	806,343	839,200
2.990%, 01/01/2044 (P)	1,038,505	1,074,051
3.000%, TBA (C)	13,400,000	13,920,156
3.000%, 06/01/2032 to 08/25/2042	2,810,609	2,833,764
3.223%, 04/01/2044 (P)	8,551,615	8,902,347
3.500%, TBA (C)	11,200,000	11,662,765
3.500%, 12/01/2029 to 06/01/2044	6,846,394	7,211,534
4.000%, TBA (C)	10,300,000	10,978,507
4.000%, 05/01/2025 to 01/01/2043	40,439,746	43,704,996
4.500%, TBA (C)	19,200,000	20,848,479
4.500%, 10/01/2033 to 11/01/2044	2,733,180	3,009,552
5.000%, 03/01/2041 to 08/01/2041	1,330,256	1,490,969
5.500%, 09/01/2034 to 08/01/2041	4,239,930	4,776,061
6.000%, 08/01/2034 to 07/01/2037	3,732,021	4,252,202
6.500%, 10/01/2036	1,242,831	1,418,595
Government National Mortgage Association
3.000%, TBA (C)	10,500,000	10,740,351
3.500%, TBA (C)	28,900,000	30,327,638
4.000%, TBA (C)	12,800,000	13,705,992
Tennessee Valley Authority
2.875%, 09/15/2024	2,870,000	2,906,684
		260,539,942
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $586,445,963)		$589,862,550
FOREIGN GOVERNMENT
OBLIGATIONS - 1.2%
Brazil - 0.0%
Federative Republic of Brazil, Bond
5.000%, 01/27/2045	265,000	259,700
Canada - 0.1%
Province of Manitoba
3.050%, 05/14/2024	875,000	906,834
Mexico - 0.3%
Government of Mexico
3.600%, 01/30/2025	605,000	602,883
5.750%, 10/12/2110	2,414,000	2,595,050
		3,197,933

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Paraguay - 0.1%
Republic of Paraguay
6.100%, 08/11/2044 (S)	$1,120,000	$1,192,800
Slovakia - 0.3%
Republic of Slovakia
4.375%, 05/21/2022 (S)	2,290,000	2,476,727
Slovenia - 0.4%
Republic of Slovenia
5.250%, 02/18/2024 (S)	2,185,000	2,400,769
5.500%, 10/26/2022 (S)	1,059,000	1,174,166
5.850%, 05/10/2023 (S)	845,000	955,399
		4,530,334
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $12,169,033)		$12,564,328
CORPORATE BONDS - 23.3%
Consumer discretionary - 2.4%
Amazon.com, Inc.
4.950%, 12/05/2044	500,000	516,901
Bed Bath & Beyond, Inc.
5.165%, 08/01/2044	630,000	657,150
Cox Communications, Inc.
4.800%, 02/01/2035 (S)	830,000	864,755
Daimler Finance North America LLC
1.875%, 01/11/2018 (S)	937,000	940,256
2.375%, 08/01/2018 (S)	1,490,000	1,510,905
DIRECTV Holdings LLC
3.800%, 03/15/2022	1,075,000	1,093,673
3.950%, 01/15/2025	1,505,000	1,516,843
4.450%, 04/01/2024	1,090,000	1,140,471
General Motors Company
3.500%, 10/02/2018	1,350,000	1,377,000
5.000%, 04/01/2035	115,000	119,840
5.200%, 04/01/2045	175,000	184,625
Grupo Televisa SAB
5.000%, 05/13/2045	530,000	534,997
Johnson Controls, Inc.
4.625%, 07/02/2044	315,000	324,159
4.950%, 07/02/2064	325,000	335,065
LVMH Moet Hennessy Louis Vuitton SA
1.625%, 06/29/2017 (S)	1,700,000	1,701,239
Sky PLC
3.750%, 09/16/2024 (S)	1,070,000	1,076,553
Thomson Reuters Corp.
3.850%, 09/29/2024	1,175,000	1,187,905
Toyota Motor Credit Corp.
1.125%, 05/16/2017	2,330,000	2,322,050
2.750%, 05/17/2021	1,420,000	1,441,054
Viacom, Inc.
4.850%, 12/15/2034	1,615,000	1,652,734
5.250%, 04/01/2044	420,000	444,143
Volkswagen Group of America Finance LLC
2.125%, 05/23/2019 (S)	980,000	974,857
Volkswagen International Finance NV
1.125%, 11/18/2016 (S)	2,210,000	2,208,239
Yum! Brands, Inc.
5.350%, 11/01/2043	540,000	590,519
		24,715,933
Consumer staples - 1.4%
Altria Group, Inc.
2.625%, 01/14/2020	1,305,000	1,308,788

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Altria Group, Inc. (continued)
4.500%, 05/02/2043	$715,000	$720,045
Anheuser-Busch InBev Finance, Inc.
2.150%, 02/01/2019	1,690,000	1,696,812
2.625%, 01/17/2023	840,000	815,389
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 01/15/2019	750,000	908,430
Pernod-Ricard SA 5.750%, 04/07/2021 (S)	1,423,000	1,634,567
Philip Morris International, Inc.
3.250%, 11/10/2024	520,000	521,125
4.250%, 11/10/2044	495,000	503,357
Tyson Foods, Inc. 4.500%, 06/15/2022	1,664,000	1,801,590
WM Wrigley Jr. Company
2.000%, 10/20/2017 (S)	710,000	715,174
2.400%, 10/21/2018 (S)	615,000	619,330
2.900%, 10/21/2019 (S)	1,238,000	1,254,011
3.375%, 10/21/2020 (S)	1,265,000	1,292,991
		13,791,609
Energy - 3.7%
Access Midstream Partners LP
4.875%, 05/15/2023	935,000	949,025
BP Capital Markets PLC
3.535%, 11/04/2024	455,000	446,862
3.814%, 02/10/2024	135,000	135,876
Canadian Oil Sands, Ltd.
6.000%, 04/01/2042 (S)	615,000	555,292
Chevron Corp.
2.193%, 11/15/2019	1,050,000	1,053,884
CNOOC Nexen Finance 2014 ULC
1.625%, 04/30/2017	1,635,000	1,627,116
ConocoPhillips Company
2.875%, 11/15/2021	835,000	843,325
4.150%, 11/15/2034	205,000	210,347
4.300%, 11/15/2044	985,000	1,030,396
Continental Resources, Inc.
4.500%, 04/15/2023	1,490,000	1,417,215
Diamond Offshore Drilling, Inc.
4.875%, 11/01/2043 (L)	310,000	264,094
Ecopetrol SA
5.875%, 05/28/2045	500,000	462,500
7.375%, 09/18/2043	485,000	523,800
El Paso Pipeline Partners
Operating Company LLC
4.100%, 11/15/2015	1,140,000	1,166,416
4.300%, 05/01/2024	1,180,000	1,182,284
Energy Transfer Partners LP
6.500%, 02/01/2042	260,000	298,857
EnLink Midstream Partners LP
5.050%, 04/01/2045	815,000	787,363
Enterprise Products Operating LLC
3.750%, 02/15/2025	705,000	707,685
4.850%, 03/15/2044	775,000	808,107
Kerr-McGee Corp.
6.950%, 07/01/2024	1,855,000	2,267,213
Kinder Morgan Energy Partners LP
4.150%, 02/01/2024	595,000	593,478
Kinder Morgan, Inc.
4.300%, 06/01/2025	90,000	90,302
5.300%, 12/01/2034	325,000	329,893
5.550%, 06/01/2045	790,000	809,141
Newfield Exploration Company
5.625%, 07/01/2024	935,000	925,066

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Niagara Mohawk Power Corp.
4.278%, 10/01/2034 (S)	$730,000	$772,301
ONEOK Partners LP
2.000%, 10/01/2017	920,000	914,929
Petrobras Global Finance BV
3.000%, 01/15/2019	1,310,000	1,158,132
4.875%, 03/17/2020	1,060,000	991,641
Petroleos Mexicanos
2.277%, 07/18/2018 (P)	900,000	909,900
2.378%, 04/15/2025	1,375,000	1,359,667
5.500%, 06/27/2044 (S)	230,000	234,600
6.375%, 01/23/2045	1,110,000	1,257,075
Phillips 66
4.875%, 11/15/2044	1,355,000	1,386,905
Plains All American Pipeline LP
4.900%, 02/15/2045	805,000	818,080
Rowan Companies, Inc.
5.400%, 12/01/2042	587,000	511,361
Southeast Supply Header LLC
4.250%, 06/15/2024 (S)	1,065,000	1,079,280
Statoil ASA
2.250%, 11/08/2019	935,000	935,542
2.900%, 11/08/2020	1,080,000	1,104,735
Sunoco Logistics Partners Operations LP
5.350%, 05/15/2045	1,265,000	1,279,000
Talisman Energy, Inc.
3.750%, 02/01/2021	850,000	821,979
TC PipeLines LP
4.650%, 06/15/2021	303,000	314,997
Total Capital International SA
2.100%, 06/19/2019	880,000	880,387
2.750%, 06/19/2021	595,000	597,225
Weatherford International, Ltd.
4.500%, 04/15/2022	525,000	467,263
5.950%, 04/15/2042	670,000	567,306
Western Gas Partners LP
5.375%, 06/01/2021	335,000	367,541
		38,215,383
Financials - 8.5%
ACE INA Holdings, Inc.
3.350%, 05/15/2024	330,000	333,464
Alleghany Corp.
4.900%, 09/15/2044	625,000	655,616
American Express Company
3.625%, 12/05/2024	660,000	665,501
American Express Credit Corp.
1.750%, 06/12/2015	2,524,000	2,538,051
American International Group, Inc.
4.500%, 07/16/2044	515,000	544,103
6.400%, 12/15/2020	740,000	882,428
American International Group, Inc. (8.175% to
05/15/2038, then 3 month LIBOR + 4.195%)
8.175%, 05/15/2058	270,000	365,850
American Tower Corp.
3.450%, 09/15/2021	1,165,000	1,145,358
3.500%, 01/31/2023	1,127,000	1,088,916
Assurant, Inc.
2.500%, 03/15/2018	1,180,000	1,191,347
Australia & New Zealand Banking Group, Ltd.
4.500%, 03/19/2024 (S)	1,180,000	1,204,569
Bank of America Corp.
1.500%, 10/09/2015	2,660,000	2,671,228
4.000%, 04/01/2024	2,080,000	2,165,748

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (continued)
4.250%, 10/22/2026	$1,115,000	$1,112,497
6.000%, 09/01/2017	1,365,000	1,505,222
BB&T Corp.
2.450%, 01/15/2020	2,110,000	2,104,385
Berkshire Hathaway Energy Company
4.500%, 02/01/2045 (S)	690,000	721,980
BPCE SA
5.700%, 10/22/2023 (S)	640,000	687,211
Citigroup, Inc.
1.550%, 08/14/2017	1,935,000	1,929,673
1.700%, 07/25/2016	1,365,000	1,374,681
2.650%, 03/02/2015	1,333,000	1,336,962
3.750%, 06/16/2024	830,000	848,980
4.300%, 11/20/2026	425,000	424,048
Credit Suisse/New York
3.625%, 09/09/2024	1,595,000	1,622,496
DDR Corp.
3.375%, 05/15/2023	1,340,000	1,299,141
4.625%, 07/15/2022	1,435,000	1,531,874
Federal Realty Investment Trust
3.000%, 08/01/2022	470,000	468,654
3.950%, 01/15/2024	630,000	662,347
Ford Motor Credit LLC
3.664%, 09/08/2024	1,085,000	1,087,168
General Electric Capital Corp.
5.875%, 01/14/2038	1,005,000	1,271,688
Healthcare Trust of America Holdings LP
3.375%, 07/15/2021	740,000	738,661
HSBC Holdings PLC
4.250%, 03/14/2024	435,000	452,653
5.250%, 03/14/2044	740,000	828,915
HSBC USA, Inc.
2.375%, 02/13/2015 to 11/13/2019	3,775,000	3,777,223
ING Bank NV
2.500%, 10/01/2019 (S)	2,585,000	2,601,534
5.800%, 09/25/2023 (S)	980,000	1,087,093
Inter-American Development Bank
4.375%, 01/24/2044	385,000	474,772
Intesa Sanpaolo SpA
2.375%, 01/13/2017	1,445,000	1,457,725
JPMorgan Chase & Company
2.200%, 10/22/2019	1,530,000	1,516,807
4.125%, 12/15/2026	1,810,000	1,805,062
4.850%, 02/01/2044	720,000	798,698
Lazard Group LLC
4.250%, 11/14/2020	1,155,000	1,217,312
6.850%, 06/15/2017	2,298,000	2,558,292
Liberty Mutual Group, Inc.
4.850%, 08/01/2044 (S)	730,000	742,026
Lloyds Banking Group PLC
4.500%, 11/04/2024	1,145,000	1,155,464
Markel Corp.
3.625%, 03/30/2023	295,000	296,685
MetLife, Inc.
1.903%, 12/15/2017	620,000	621,442
Mid-America Apartments LP
3.750%, 06/15/2024	1,240,000	1,244,439
4.300%, 10/15/2023	920,000	968,021
Morgan Stanley
2.375%, 07/23/2019	2,275,000	2,266,610
3.700%, 10/23/2024	2,255,000	2,285,713
4.350%, 09/08/2026	970,000	975,796

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Morgan Stanley (continued)
5.375%, 10/15/2015	$1,175,000	$1,215,498
Murray Street Investment Trust I
4.647%, 03/09/2017 (P)	2,126,000	2,243,899
Nationwide Financial Services, Inc.
5.300%, 11/18/2044 (S)	1,140,000	1,202,648
Norddeutsche Landesbank Girozentrale
2.000%, 02/05/2019 (S)	2,600,000	2,603,393
Perrigo Finance PLC
3.900%, 12/15/2024	1,095,000	1,115,030
Prudential Financial, Inc.
4.600%, 05/15/2044	255,000	268,750
Royal Bank of Scotland Group PLC
5.125%, 05/28/2024	440,000	447,564
State Street Corp.
3.300%, 12/16/2024	1,625,000	1,649,286
Sumitomo Mitsui Banking Corp.
1.350%, 07/11/2017	1,695,000	1,679,296
Sumitomo Mitsui Financial Group, Inc.
4.436%, 04/02/2024 (S)	645,000	667,828
Synchrony Financial
4.250%, 08/15/2024	1,075,000	1,103,089
Tanger Properties LP
3.750%, 12/01/2024	530,000	534,108
3.875%, 12/01/2023	615,000	629,605
Teachers Insurance & Annuity Association of
America
4.900%, 09/15/2044 (S)	530,000	590,604
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
2.350%, 09/08/2019 (S)	3,715,000	3,690,310
The Goldman Sachs Group, Inc.
6.250%, 02/01/2041	480,000	606,789
6.750%, 10/01/2037	496,000	623,658
WEA Finance LLC / Westfield UK &
Europe Finance PLC
2.700%, 09/17/2019 (S)	550,000	549,840
3.750%, 09/17/2024 (S)	800,000	811,849
		87,545,173
Health care - 1.7%
AbbVie, Inc.
4.400%, 11/06/2042	665,000	686,060
Actavis Funding SCS
3.850%, 06/15/2024	370,000	371,890
4.850%, 06/15/2044	740,000	750,905
Amgen, Inc.
1.250%, 05/22/2017	2,330,000	2,312,471
3.625%, 05/22/2024	875,000	889,386
5.375%, 05/15/2043	190,000	220,731
Anthem, Inc.
3.125%, 05/15/2022	1,438,000	1,437,134
3.500%, 08/15/2024	770,000	775,584
5.100%, 01/15/2044	425,000	477,593
Celgene Corp.
3.625%, 05/15/2024	935,000	954,755
5.250%, 08/15/2043	515,000	581,677
Forest Laboratories, Inc.
4.375%, 02/01/2019 (S)	1,215,000	1,283,490
Keysight Technologies, Inc.
4.550%, 10/30/2024 (S)	605,000	605,240
McKesson Corp.
3.796%, 03/15/2024	695,000	713,962
Medtronic PLC
3.150%, 03/15/2022 (S)	1,100,000	1,117,518

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Medtronic, Inc.
2.500%, 03/15/2020 (S)	$715,000	$716,875
4.375%, 03/15/2035 (S)	497,000	527,245
Mylan, Inc.
5.400%, 11/29/2043	470,000	521,614
Thermo Fisher Scientific, Inc.
1.300%, 02/01/2017	1,380,000	1,372,349
3.300%, 02/15/2022	695,000	696,149
3.600%, 08/15/2021	560,000	578,296
		17,590,924
Industrials - 1.0%
ERAC USA Finance LLC
3.850%, 11/15/2024 (S)	460,000	466,508
5.625%, 03/15/2042 (S)	1,572,000	1,835,219
L-3 Communications Corp.
3.950%, 05/28/2024	930,000	937,694
Northrop Grumman Corp.
3.250%, 08/01/2023	1,535,000	1,546,560
4.750%, 06/01/2043	1,165,000	1,300,669
Penske Truck Leasing Company LP
2.500%, 06/15/2019 (S)	1,500,000	1,490,853
3.050%, 01/09/2020 (S)	1,790,000	1,788,607
Valmont Industries, Inc. 5.250%, 10/01/2054	615,000	620,523
		9,986,633
Information technology - 1.0%
Alibaba Group Holding Ltd.
2.500%, 11/28/2019 (S)	1,360,000	1,341,663
3.600%, 11/28/2024 (S)	690,000	684,372
Apple, Inc.
2.850%, 05/06/2021	2,450,000	2,506,250
3.450%, 05/06/2024	1,080,000	1,131,045
4.450%, 05/06/2044	630,000	694,240
Broadcom Corp. 4.500%, 08/01/2034	245,000	256,692
MasterCard, Inc. 3.375%, 04/01/2024	1,073,000	1,101,388
Oracle Corp.
3.400%, 07/08/2024	970,000	991,410
4.300%, 07/08/2034	1,165,000	1,247,333
4.500%, 07/08/2044	285,000	309,560
		10,263,953
Materials - 0.8%
Albemarle Corp.
4.150%, 12/01/2024	530,000	538,483
5.450%, 12/01/2044	510,000	548,784
Barrick Gold Corp. 4.100%, 05/01/2023	490,000	476,867
BHP Billiton Finance USA, Ltd.
5.000%, 09/30/2043	415,000	470,411
Eastman Chemical Company
3.800%, 03/15/2025	1,055,000	1,073,970
4.650%, 10/15/2044	485,000	496,299
Freeport-McMoRan, Inc.
4.550%, 11/14/2024	1,050,000	1,019,579
5.400%, 11/14/2034	330,000	321,719
Glencore Finance Canada, Ltd.
2.050%, 10/23/2015 (S)	1,321,000	1,329,585
LYB International Finance BV
4.875%, 03/15/2044	460,000	473,232
The Mosaic Company
5.450%, 11/15/2033	345,000	390,335
5.625%, 11/15/2043	435,000	498,517
Vale Overseas, Ltd. 8.250%, 01/17/2034	475,000	568,452
		8,206,233

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Telecommunication services - 1.5%
America Movil SAB de CV
3.125%, 07/16/2022	$1,560,000	$1,539,158
AT&T, Inc.
4.300%, 12/15/2042	550,000	522,892
4.350%, 06/15/2045	895,000	843,765
4.800%, 06/15/2044	540,000	550,236
Bharti Airtel International Netherlands BV
5.350%, 05/20/2024 (S)	580,000	628,001
Scripps Networks Interactive, Inc.
2.750%, 11/15/2019	680,000	682,846
3.900%, 11/15/2024	1,250,000	1,272,723
Telefonica Chile SA 3.875%, 10/12/2022 (S)	555,000	542,798
Verizon Communications, Inc.
2.500%, 09/15/2016	1,175,000	1,201,371
3.500%, 11/01/2024	1,140,000	1,120,049
4.400%, 11/01/2034	3,350,000	3,329,836
4.862%, 08/21/2046 (S)	480,000	493,069
5.150%, 09/15/2023	2,135,000	2,357,537
		15,084,281
Utilities - 1.3%
Alabama Power Company 4.150%, 08/15/2044	270,000	283,466
Ameren Illinois Company 4.300%, 07/01/2044	570,000	610,204
American Electric Power Company, Inc.
1.650%, 12/15/2017	1,475,000	1,475,494
Berkshire Hathaway Energy Company
5.150%, 11/15/2043	415,000	469,584
Connecticut Light & Power Company
4.300%, 04/15/2044	495,000	536,121
Consolidated Edison Company of New
York, Inc. 4.625%, 12/01/2054	440,000	481,884
Consumers Energy Company
4.350%, 08/31/2064	430,000	448,885
Dominion Gas Holdings LLC
4.600%, 12/15/2044	685,000	717,548
Dominion Resources, Inc. 4.700%, 12/01/2044	705,000	750,249
Electricite de France SA
6.000%, 01/22/2114 (S)	925,000	1,077,571
Pacific Gas & Electric Company
3.250%, 06/15/2023	560,000	561,067
PacifiCorp 3.600%, 04/01/2024	1,310,000	1,353,813
Potomac Electric Power Company
3.600%, 03/15/2024	595,000	623,287
Public Service Company of Colorado
4.300%, 03/15/2044	355,000	382,158
Public Service Electric & Gas Company
3.050%, 11/15/2024	560,000	562,174
4.000%, 06/01/2044	630,000	649,282
Puget Energy, Inc. 6.000%, 09/01/2021	1,560,000	1,824,961
Southwestern Electric Power Company
3.550%, 02/15/2022	470,000	482,064
Virginia Electric and Power Company
4.450%, 02/15/2044	395,000	431,462
		13,721,274
TOTAL CORPORATE BONDS (Cost $234,579,321)		$239,121,396
MUNICIPAL BONDS - 1.2%
County of Clark (Nevada) 6.820%, 07/01/2045	1,060,000	1,553,536
Los Angeles Community College District
(California) 6.750%, 08/01/2049	1,005,000	1,484,445
New Jersey State Turnpike Authority
7.102%, 01/01/2041	2,188,000	3,196,843

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
MUNICIPAL BONDS (continued)
North Texas Tollway Authority
6.718%, 01/01/2049	$1,186,000	$1,723,080
Port Authority of New York & New Jersey
4.458%, 10/01/2062	1,371,000	1,446,871
State of California 7.600%, 11/01/2040	880,000	1,393,119
State of Illinois, GO 5.877%, 03/01/2019	490,000	543,136
The Ohio State University 4.800%, 06/01/2111	679,000	739,112
TOTAL MUNICIPAL BONDS (Cost $9,200,671)		$12,080,142
COLLATERALIZED MORTGAGE
OBLIGATIONS - 8.3%
Commercial and residential - 4.4%
Banc of America Commercial Mortgage, Inc.,
Series 2005-4, Class A5A
4.933%, 07/10/2045	325,000	328,065
CFCRE Commercial Mortgage Trust,
Series 2011-C1, Class A4
4.961%, 04/15/2044 (P)(S)	1,420,000	1,585,640
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4,
4.131%, 11/10/2046	353,000	383,190
Series 2014-GC19, Class A3,
3.753%, 03/10/2047	508,000	535,417
Series 2014-GC19, Class AAB,
3.641%, 03/10/2047	1,279,000	1,340,690
Commercial Mortgage Pass
Through Certificates
Series 2010-C1, Class A3,
4.205%, 07/10/2046 (S)	1,512,000	1,640,199
Series 2013-CR12, Class A4,
4.046%, 10/10/2046	211,000	227,488
Series 2014-CR17, Class A4,
3.700%, 05/10/2047	364,000	380,346
Series 2014-CR18, Class ASB,
3.452%, 07/15/2047	618,000	641,321
Series 2014-CR19, Class A5,
3.796%, 08/10/2047	1,055,000	1,113,698
Series 2014-CR20, Class ASB,
3.305%, 11/10/2047	2,847,000	2,914,804
Series 2014-LC15, Class ASB,
3.528%, 04/10/2047	1,063,000	1,109,620
Series 2014-UBS4, Class A5,
3.694%, 08/10/2047	2,719,000	2,831,909
Series 2014-UBS5, Class A4,
3.838%, 09/10/2047	1,008,000	1,067,558
Series 2014-UBS5, Class ASB,
3.548%, 09/10/2047	358,000	373,225
Series 2014-UBS6, Class AM,
4.048%, 12/10/2047 (P)	1,257,000	1,307,254
Series 2014-UBS6, Class ASB,
3.387%, 12/10/2047	1,296,000	1,337,717
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C5, Class A4
5.100%, 08/15/2038 (P)	509,815	516,577
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1,
3.742%, 11/10/2046 (S)	1,665,042	1,705,765
Series 2011-LC2A, Class A4,
4.537%, 07/10/2044 (S)	1,391,000	1,535,960
Greenwich Capital Commercial
Funding Corp., Series 2005-GG5, Class A5
5.224%, 04/10/2037 (P)	1,187,000	1,199,824

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
GS Mortgage Securities Trust
Series 2005-GG4, Class A4A,
4.751%, 07/10/2039	$318,185	$318,491
Series 2011-GC3, Class A2,
3.645%, 03/10/2044 (S)	897,237	918,770
Series 2012-GCJ7, Class A1,
1.144%, 05/10/2045	362,535	363,622
Series 2013-GC16, Class A3,
4.244%, 11/10/2046	609,000	666,189
Series 2014-GC18, Class A4,
4.074%, 01/10/2047	521,000	560,918
Series 2014-GC18, Class AAB,
3.648%, 01/10/2047	1,114,000	1,171,370
Series 2014-GC20, Class AAB,
3.655%, 04/10/2047	1,387,000	1,459,899
Series 2014-GC24, Class AAB,
3.650%, 09/10/2047	284,000	298,827
Series 2014-GC26, Class AAB,
3.365%, 11/10/2047	806,000	833,058
Impact Funding LLC, Series 2010-1, Class A1
5.314%, 01/25/2051 (S)	3,506,467	4,016,220
JPMBB Commercial Mortgage
Securities Trust, Series 2014-C25,
Class ASB 3.407%, 11/15/2047	354,000	367,868
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2010-C2, Class A3,
4.070%, 11/15/2043 (S)	2,788,000	2,989,887
Series 2010-CNTR, Class A1,
3.300%, 08/05/2032 (S)	489,950	506,800
Series 2006-CB14, Class A4,
5.481%, 12/12/2044 (P)	595,498	608,836
Merrill Lynch Mortgage Trust,
Series 2005-CIP1, Class A4
5.047%, 07/12/2038 (P)	289,000	291,452
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2013-C10, Class A1,
1.394%, 07/15/2046	1,378,341	1,384,549
Series 2014-C15, Class ASB,
3.654%, 04/15/2047	514,000	539,467
Morgan Stanley Capital I Trust,
Series 2011-C2, Class A2
3.476%, 06/15/2044 (S)	1,537,000	1,583,387
Motel 6 Trust, Series 2012-MTL6, Class A2
1.948%, 10/05/2025 (S)	1,431,000	1,426,640
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C6, Class A4
3.244%, 04/10/2046	409,000	417,071
		44,799,588
U.S. Government Agency - 3.9%
Federal Home Loan Mortgage Corp.
Series 2014-HQ1, Class M1,
1.820%, 08/25/2024 (P)	1,519,591	1,521,344
Series 2980, Class QA, 6.000%, 05/15/2035	1,651,359	1,828,866
Series 336, Class 300, 3.000%, 08/15/2044	9,216,765	9,324,018
Series 3529, Class AG, 6.500%, 04/15/2039	1,438,536	1,596,365
Series 3664, Class DA, 4.000%, 11/15/2037	947,593	1,006,711
Series 3876, Class NB, 5.000%, 08/15/2038	1,939,998	2,116,108
Series 4332, Class GL, 4.000%, 05/15/2039	2,203,802	2,358,551
Series T-48, Class 1A,
5.638%, 07/25/2033 (P)	48,235	54,594

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series T-57, Class 1A2, 7.000%, 07/25/2043	$629,860	$728,334
Series T-57, Class 1A3, 7.500%, 07/25/2043	483,242	576,801
Series T-59, Class 1A3, 7.500%, 10/25/2043	675,250	811,902
Series T-60, Class 1A3, 7.500%, 03/25/2044	693,240	829,454
Federal National Mortgage Association
Series 2002-33, Class A2,
7.500%, 06/25/2032	502,850	587,214
Series 2002-95, Class DB,
6.000%, 01/25/2033	1,996,069	2,279,521
Series 2003-W17, Class 1A7,
5.750%, 08/25/2033	1,011,000	1,091,327
Series 2005-5, Class PA,
5.000%, 01/25/2035	611,762	667,442
Series 2006-56, Class CA,
6.000%, 07/25/2036	412,131	480,442
Series 2009-20, Class DT,
4.500%, 04/25/2039	1,894,077	2,083,996
Series 2011-53, Class TN,
4.000%, 06/25/2041	2,218,354	2,370,724
Series 2012-112, Class DA,
3.000%, 10/25/2042	4,625,775	4,686,012
Series 2012-134, Class LC,
3.000%, 12/25/2042	1,563,387	1,580,013
Series 2013-133, Class AB,
4.000%, 06/25/2039	1,311,787	1,404,318
Series 2013-9, Class CB,
5.500%, 04/25/2042	151,466	167,688
		40,151,745
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $84,136,965)		$84,951,333
ASSET BACKED SECURITIES - 15.5%
Ally Auto Receivables Trust
Series 2010-5, Class A4,
1.750%, 03/15/2016	375,630	375,800
Series 2011-5, Class A4,
1.320%, 07/15/2016	568,939	569,649
Series 2012-1, Class A3,
0.930%, 02/16/2016	18,015	18,018
Series 2012-2, Class A3,
0.740%, 04/15/2016	346,889	346,974
Series 2013-1, Class A3,
0.630%, 05/15/2017	306,338	306,392
Series 2014-1, Class A4,
1.550%, 04/15/2019	6,074,000	6,051,727
Series 2014-2, Class A4,
1.890%, 01/15/2020	213,000	213,599
Ally Master Owner Trust
Series 2012-5, Class A, 1.540%, 09/15/2019	1,295,000	1,285,436
Series 2014-4, Class A2,
1.430%, 06/17/2019	1,954,000	1,949,826
Series 2014-5, Class A1,
0.657%, 10/15/2019 (P)	3,094,000	3,094,000
American Express Credit
Account Master Trust
Series 2012-2, Class A, 0.680%, 03/15/2018	3,314,000	3,316,492
Series 2012-5, Class A, 0.590%, 05/15/2018	2,129,000	2,128,395
Series 2013-2, Class A,
0.587%, 05/17/2021 (P)	599,000	600,331

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
American Express Issuance Trust II,
Series 2013-2, Class A
0.597%, 08/15/2019 (P)	$2,275,000	$2,282,740
AmeriCredit Automobile Receivables Trust,
Series 2013-2, Class A2
0.530%, 11/08/2016	54,814	54,812
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class A,
2.100%, 03/20/2019 (S)	823,000	823,323
Series 2013-1A, Class A,
1.920%, 09/20/2019 (S)	2,053,000	2,031,727
BA Credit Card Trust
Series 2014-A2, Class A,
0.437%, 09/16/2019 (P)	4,247,000	4,239,220
Series 2014-A3, Class A,
0.457%, 01/15/2020 (P)	2,996,000	2,995,461
Bank of America Credit Card Trust,
Series 2007-A4, Class A4
0.207%, 11/15/2019 (P)	1,523,000	1,512,126
Bank of The West Auto Trust
Series 2014-1, Class A3,
1.090%, 03/15/2019 (S)	873,000	873,237
Series 2014-1, Class A4,
1.650%, 03/16/2020 (S)	846,000	844,426
California Republic Auto Receivables Trust
Series 2014-2, Class A4,
1.570%, 12/16/2019	559,000	557,477
Series 2014-3, Class A4,
1.790%, 03/16/2020	495,000	495,157
Capital Auto Receivables Asset Trust
Series 2013-1, Class A3,
0.790%, 06/20/2017	3,294,000	3,296,777
Series 2013-2, Class A4,
1.560%, 07/20/2018	838,000	844,947
Series 2013-3, Class A4,
1.680%, 04/20/2018	539,000	543,938
Series 2013-4, Class A3,
1.090%, 03/20/2018	1,339,000	1,338,802
Series 2013-4, Class A4,
1.470%, 07/20/2018	1,821,000	1,830,347
Series 2014-1, Class A3,
1.320%, 06/20/2018	2,176,000	2,184,147
Series 2014-1, Class A4,
1.690%, 10/22/2018	1,926,000	1,935,297
Series 2014-2, Class A1,
0.468%, 06/20/2016 (P)	1,956,000	1,956,516
Series 2014-2, Class A3,
1.260%, 05/21/2018	3,299,000	3,306,010
Series 2014-2, Class A4,
1.620%, 10/22/2018	943,000	947,171
Capital One Multi-Asset Execution Trust,
Series 2014-A5, Class A
1.480%, 07/15/2020	2,674,000	2,675,062
Chase Issuance Trust
Series 2012-A4, Class A4,
1.580%, 08/16/2021	1,377,000	1,347,662
Series 2012-A8, Class A8,
0.540%, 10/16/2017	1,515,000	1,514,229
Series 2013-A6, Class A6,
0.587%, 07/15/2020 (P)	2,816,000	2,820,486
Series 2013-A7, Class A,
0.597%, 09/15/2020 (P)	1,976,000	1,981,643
Series 2013-A9, Class A,
0.587%, 11/16/2020 (P)	4,860,000	4,869,448

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Chase Issuance Trust (continued)
Series 2014-A5, Class A5,
0.537%, 04/15/2021 (P)	$415,000	$413,625
Chrysler Capital Auto Receivables Trust,
Series 2014-BA, Class A3
1.270%, 05/15/2019 (S)	561,000	561,513
Citibank Credit Card Issuance Trust
Series 2013-A7, Class A7,
0.596%, 09/10/2020 (P)	4,557,000	4,555,988
Series 2014-A3, Class A3,
0.367%, 05/09/2018 (P)	4,662,000	4,662,000
Series 2014-A6, Class A6,
2.150%, 07/15/2021	11,080,000	11,087,867
Discover Card Execution Note Trust
Series 2013-A5, Class A5,
1.040%, 04/15/2019	2,143,000	2,140,626
Series 2014-A1, Class A1,
0.597%, 07/15/2021 (P)	1,689,000	1,692,655
Ford Credit Auto Owner Trust
Series 2013-B, Class A3,
0.570%, 10/15/2017	1,455,257	1,455,177
Series 2014-1, Class A,
2.260%, 11/15/2025 (S)	3,139,000	3,155,866
Series 2014-2, Class A,
2.310%, 04/15/2026 (S)	1,734,000	1,738,488
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class A, 1.920%, 01/15/2019	2,601,000	2,630,355
Series 2014-1, Class A1,
1.200%, 02/15/2019	2,640,000	2,633,001
Honda Auto Receivables Owner Trust
Series 2013-3, Class A3,
0.770%, 05/15/2017	1,385,000	1,386,172
Series 2014-4, Class A4,
1.460%, 10/15/2020	474,000	472,847
MBNA Credit Card Master Note Trust,
Series 2004-A3, Class A3
0.427%, 08/16/2021 (P)	2,385,000	2,373,733
Metropolitan Life Global Funding I,
Series 2014-B, Class A 0.610%, 07/15/2019	1,115,000	1,114,556
MMCA Auto Owner Trust, Series 2011-A,
Class A4 2.020%, 10/17/2016 (S)	128,459	128,527
Navient Private Education Loan Trust,
Series 2014-AA, Class A2A
2.740%, 02/15/2029 (S)	3,299,000	3,305,113
Navient Student Loan Trust
Series 2014-1, Class A2,
0.476%, 03/27/2023 (P)	1,040,000	1,035,938
Series 2014-8, Class A2,
0.595%, 04/25/2023 (P)	1,899,000	1,899,932
Nelnet Student Loan Trust
Series 2004-3, Class A5,
0.436%, 10/27/2036 (P)	2,517,471	2,493,857
Series 2004-4, Class A5,
0.416%, 01/25/2037 (P)	1,604,418	1,586,943
Series 2006-1, Class A4,
0.323%, 11/23/2022 (P)	926,815	925,511
Series 2006-2, Class A4,
0.336%, 10/26/2026 (P)	2,025,685	2,022,722
Series 2007-1, Class A1,
0.243%, 11/27/2018 (P)	114,885	114,851
Series 2010-4, Class A,
0.968%, 04/25/2046 (P)(S)	716,730	724,071

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust,
Series 2012-5, Class A3
0.830%, 12/15/2016	$9,076	$9,077
SLC Student Loan Trust, Series 2007-2,
Class A2 0.632%, 05/15/2028 (P)	575,707	574,932
SLM Private Education Loan Trust
Series 2012-D, Class A2,
2.950%, 02/15/2046 (S)	1,605,000	1,649,605
Series 2012-E, Class A2B,
1.917%, 06/15/2045 (P)(S)	2,433,000	2,503,226
Series 2013-C, Class A2A,
2.940%, 10/15/2031 (S)	867,000	885,493
Series 2014-A, Class A1,
0.767%, 07/15/2022 (P)(S)	577,221	576,876
Series 2014-A, Class A2A,
2.590%, 01/15/2026 (S)	1,520,000	1,538,880
SLM Student Loan Trust
Series 2005-5, Class A3,
0.356%, 04/25/2025 (P)	413,564	411,934
Series 2005-6, Class A5B,
1.456%, 07/27/2026 (P)	768,189	778,012
Series 2005-9, Class A5,
0.376%, 01/27/2025 (P)	893,950	891,277
Series 2006-3, Class A5,
0.356%, 01/25/2021 (P)	1,857,000	1,827,312
Series 2007-2, Class B,
0.426%, 07/25/2025 (P)	682,000	615,718
Series 2007-7, Class A4,
0.326%, 04/25/2022 (P)	174,324	174,203
Series 2008-5, Class A3,
1.556%, 01/25/2018 (P)	481,039	483,576
Series 2010-1, Class A,
0.568%, 03/25/2025 (P)	2,387,768	2,387,730
Series 2012-6, Class A3,
0.920%, 05/26/2026 (P)	3,892,000	3,911,779
Series 2012-6, Class B,
1.168%, 04/27/2043 (P)	1,228,000	1,147,480
Series 2013-1, Class B,
1.968%, 11/25/2043 (P)	336,000	336,864
Series 2013-2, Class B,
1.670%, 06/25/2043 (P)	1,009,000	986,998
Series 2013-3, Class A2,
0.468%, 05/26/2020 (P)	1,225,000	1,223,082
Series 2013-3, Class B,
1.668%, 09/25/2043 (P)	993,000	970,152
Series 2013-5, Class A2,
0.556%, 10/26/2020 (P)	1,553,000	1,554,606
Series 2013-6, Class A2,
0.670%, 02/25/2021 (P)	864,000	864,036
Series 2013-B, Class A1,
0.817%, 07/15/2022 (P)(S)	1,095,993	1,097,801
Series 2014-1, Class A2,
0.550%, 07/26/2021 (P)	1,642,000	1,641,831
Series 2014-2, Class A3,
0.758%, 03/26/2029 (P)	1,433,000	1,437,816
Trade Maps 1, Ltd., Series 2013-1A, Class A
0.866%, 12/10/2018 (P)(S)	2,120,000	2,122,745
TOTAL ASSET BACKED SECURITIES (Cost $159,090,507)		$159,273,802
SECURITIES LENDING COLLATERAL - 0.0%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	24,454	244,680
TOTAL SECURITIES LENDING
COLLATERAL (Cost $244,701)		$244,680

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 5.1%
Money market funds - 5.1%
State Street Institutional Liquid Reserves
Fund, 0.0718% (Y)	52,395,548	52,395,548
TOTAL SHORT-TERM INVESTMENTS (Cost $52,395,548)		$52,395,548
Total Investments (Core Bond Trust)
(Cost $1,138,262,709) - 112.0%		$1,150,493,779
Other assets and liabilities, net - (12.0%)		(123,175,494)
TOTAL NET ASSETS - 100.0%		$1,027,318,285

Global Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 22.9%
U.S. Government - 11.8%
Treasury Inflation Protected Securities
0.125%, 07/15/2022 to 01/15/2023	$1,646,722	$1,596,328
0.125%, 07/15/2024 (C)	6,100,183	5,883,816
1.375%, 01/15/2020	549,035	576,615
1.750%, 01/15/2028 (D)	3,853,696	4,369,428
2.375%, 01/15/2025 to 01/15/2027	5,915,040	6,996,994
2.500%, 01/15/2029	8,180,608	10,173,993
U.S. Treasury Bonds
2.750%, 08/15/2042	900,000	900,281
3.125%, 11/15/2041 to 08/15/2044	3,200,000	3,446,498
3.375%, 05/15/2044	500,000	563,281
3.625%, 08/15/2043 to 02/15/2044	25,400,000	29,907,403
3.750%, 11/15/2043	2,200,000	2,646,186
5.500%, 08/15/2028	5,000,000	6,829,690
6.125%, 11/15/2027	1,100,000	1,565,266
U.S. Treasury Notes
2.500%, 08/15/2023 to 05/15/2024 (D)	4,000,000	4,121,296
2.750%, 11/15/2023 (D)	5,100,000	5,365,756
		84,942,831
U.S. Government Agency - 11.1%
Federal Home Loan Mortgage Corp.
5.400%, 03/01/2035 (P)	62,519	66,167
Federal National Mortgage Association
2.002%, 12/01/2034 (P)	156,646	165,528
2.485%, 11/01/2034 (P)	921,774	984,000
3.000%, TBA (C)	1,000,000	1,009,546
3.500%, TBA (C)	50,000,000	52,816,017
4.000%, TBA (C)	15,000,000	16,000,391
4.500%, TBA (C)	8,000,000	8,685,746
4.500%, 03/01/2028	73,023	79,653
5.136%, 05/01/2035 (P)	95,858	101,329
Government National
Mortgage Association
1.625%, 11/20/2023 to 06/20/2030 (P)	105,128	107,546
2.000%, 04/20/2030 to 05/20/2030 (P)	10,959	11,434
		80,027,357
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $162,857,992)		$164,970,188

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS - 62.7%
Australia - 0.8%
New South Wales Treasury Corp.
3.352%, 11/20/2025	AUD	1,500,000	1,777,825
3.750%, 11/20/2020		100,000	110,247
4.000%, 05/20/2026		1,500,000	1,309,793
Queensland Treasury Corp.
4.250%, 07/21/2023 (S)		2,800,000	2,495,879
			5,693,744
Brazil - 2.9%
Federative Republic of Brazil
10.000%, 01/01/2021 to 01/01/2025	BRL	62,500,000	20,862,058
			20,862,058
Canada - 2.2%
Province of British Columbia
4.300%, 06/18/2042	CAD	600,000	624,629
Province of Ontario
2.450%, 06/29/2022		$1,300,000	1,294,320
3.450%, 06/02/2045	CAD	1,100,000	978,231
3.500%, 06/02/2024		5,100,000	4,715,590
Province of Quebec
2.750%, 08/25/2021		$4,300,000	4,387,978
3.000%, 09/01/2023	CAD	1,700,000	1,516,260
4.250%, 12/01/2021		2,200,000	2,137,719
			15,654,727
France - 10.4%
Caisse d’Amortissement de la Dette
Sociale
3.375%, 03/20/2024 (S)		$1,300,000	1,389,233
Government of France
1.000%, 05/25/2018	EUR	24,700,000	30,886,985
1.750%, 05/25/2023 to 11/25/2024		9,900,000	13,035,146
3.000%, 04/25/2022		2,500,000	3,578,058
3.250%, 05/25/2045		2,500,000	3,964,137
4.000%, 10/25/2038		3,300,000	5,728,132
4.500%, 04/25/2041		8,600,000	16,300,270
			74,881,961
Germany - 0.5%
Federal Republic of Germany
0.100%, 04/15/2023		1,036,360	1,309,878
0.750%, 04/15/2018		1,808,290	2,247,332
			3,557,210
Italy - 13.0%
Republic of Italy
3.750%, 09/01/2024		11,700,000	16,520,347
4.500%, 05/01/2023 to 03/01/2024		14,300,000	21,228,073
4.750%, 08/01/2023 to 09/01/2044 (S)		20,800,000	31,355,344
5.500%, 09/01/2022 to 11/01/2022		13,400,000	20,827,179
6.000%, 08/04/2028	GBP	2,000,000	3,818,230
			93,749,173
Japan - 6.3%
Government of Japan
1.600%, 03/20/2033	JPY	1,610,000,000	14,925,230
1.700%, 09/20/2032 to 09/20/2044		3,270,000,000	30,738,694
			45,663,924
Mexico - 5.3%
Government of Mexico
1.290%, 06/08/2015		1,100,000,000	9,214,057
7.500%, 06/03/2027	MXN	91,600,000	6,928,434
7.750%, 05/29/2031 to 11/23/2034		159,530,000	12,289,327

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico (continued)
Government of Mexico (continued)
8.000%, 12/07/2023	MXN	80,000,000	$6,231,755
10.000%, 12/05/2024		44,900,000	3,986,088
			38,649,661
New Zealand - 1.2%
Dominion of New Zealand
2.000%, 09/20/2025	NZD	3,800,000	3,046,595
5.000%, 03/15/2019		6,300,000	5,188,141
6.000%, 12/15/2017		600,000	499,931
			8,734,667
Slovenia - 2.2%
Republic of Slovenia
4.700%, 11/01/2016 (S)	EUR	2,600,000	3,365,885
4.750%, 05/10/2018		$7,700,000	8,239,000
5.250%, 02/18/2024 (S)		4,100,000	4,504,875
			16,109,760
Spain - 12.2%
Kingdom of Spain
3.800%, 04/30/2024 (S)	EUR	26,100,000	37,784,128
4.400%, 10/31/2023 (S)		9,200,000	13,771,523
5.150%, 10/31/2044 (S)		5,100,000	8,824,217
5.400%, 01/31/2023 (S)		15,000,000	23,737,010
Xunta de Galicia
6.131%, 04/03/2018		2,600,000	3,661,309
			87,778,187
United Kingdom - 5.7%
Government of United Kingdom
2.250%, 09/07/2023	GBP	1,700,000	2,776,274
2.750%, 09/07/2024		1,900,000	3,221,911
3.250%, 01/22/2044		11,800,000	21,217,603
3.500%, 01/22/2045		1,700,000	3,196,591
4.250%, 06/07/2032 to 12/07/2040		3,100,000	6,417,657
4.500%, 09/07/2034		1,300,000	2,718,665
4.750%, 12/07/2038		600,000	1,332,397
			40,881,098
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $468,049,247)			$452,216,170
CORPORATE BONDS - 14.5%
Australia - 1.7%
Australia & New Zealand Banking
Group, Ltd.
1.000%, 10/06/2015 (S)		$9,800,000	9,829,419
Westpac Banking Corp.
1.850%, 11/26/2018 (S)		2,300,000	2,300,064
			12,129,483
Brazil - 0.8%
Petrobras Global Finance BV
3.122%, 03/17/2020 (P)		900,000	812,700
3.250%, 03/17/2017		5,100,000	4,806,750
			5,619,450
Denmark - 0.0%
Nykredit Realkredit A/S
6.000%, 10/01/2029	DKK	71,231	13,686
Realkredit Danmark A/S
1.300%, 01/01/2038 (P)		319,043	54,561
			68,247

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
France - 1.5%
BNP Paribas Home Loan SFH
2.200%, 11/02/2015 (S)		$5,800,000	$5,873,248
Cie de Financement Foncier SA
2.500%, 09/16/2015 (S)		5,100,000	5,151,673
			11,024,921
Germany - 1.8%
FMS Wertmanagement AoeR
3.375%, 06/17/2021	EUR	2,200,000	3,176,390
KFW
6.250%, 05/19/2021	AUD	9,900,000	9,542,517
			12,718,907
Greece - 0.1%
National Bank of Greece SA
3.875%, 10/07/2016	EUR	800,000	981,715
			981,715
Ireland - 0.3%
Depfa ACS Bank
3.875%, 11/14/2016		1,400,000	1,805,645
5.125%, 03/16/2037 (S)		$600,000	749,007
			2,554,652
Italy - 0.8%
Banca Carige SpA
3.750%, 11/25/2016	EUR	1,400,000	1,782,213
3.875%, 10/24/2018		2,800,000	3,721,506
Banco Popolare SC
3.500%, 03/14/2019		300,000	378,469
			5,882,188
Jersey, Channel Islands - 0.4%
HBOS Capital Funding LP (9.540% to
03/19/2018, then GBP
LIBOR + 6.750%)
03/19/2018 (Q)	GBP	1,700,000	2,868,057
			2,868,057
Luxembourg - 0.3%
Gazprom OAO
9.250%, 04/23/2019		$1,900,000	1,937,050
			1,937,050
Sweden - 0.3%
Stadshypotek AB
4.250%, 10/10/2017	AUD	2,400,000	2,019,451
			2,019,451
Switzerland - 0.4%
EUROFIMA
6.250%, 12/28/2018		3,000,000	2,756,114
			2,756,114
Tunisia - 0.4%
African Development Bank
5.250%, 03/23/2022		2,900,000	2,655,419
			2,655,419
United Kingdom - 0.8%
European Bank for Reconstruction &
Development
0.500%, 12/21/2023		200,000	120,999
Imperial Tobacco Finance PLC
7.750%, 06/24/2019	GBP	1,400,000	2,678,993

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
United Kingdom (continued)
Royal Bank of Scotland Group PLC
(6.990% to 10/05/2017, then 3 month
LIBOR + 2.670%)
10/05/2017 (Q) (S)		$1,600,000	$1,800,000
Virgin Media Secured Finance PLC
5.250%, 01/15/2021		1,000,000	1,045,000
			5,644,992
United States - 4.9%
Ally Financial, Inc.
4.625%, 06/26/2015		2,000,000	2,015,000
8.300%, 02/12/2015		2,300,000	2,311,500
Altria Group, Inc.
9.250%, 08/06/2019		443,000	569,362
Bank of America Corp.
2.600%, 01/15/2019		500,000	503,888
Citigroup, Inc.
0.764%, 05/31/2017 (P)	EUR	1,800,000	2,156,096
Computer Sciences Corp.
6.500%, 03/15/2018		$2,050,000	2,291,515
Greensill Capital SCF 1 SA
6.475%, 03/04/2015 (Z)		1,400,000	1,384,713
HJ Heinz Company
4.250%, 10/15/2020		4,000,000	4,040,000
OneMain Financial Holdings, Inc.
6.750%, 12/15/2019 (S)		300,000	306,000
7.250%, 12/15/2021 (S)		200,000	205,000
Red Oak Power LLC
8.540%, 11/30/2019		701,464	748,813
Spectra Energy Capital LLC
6.200%, 04/15/2018		5,000,000	5,555,800
Sprint Communications, Inc.
8.375%, 08/15/2017		5,637,000	6,080,914
9.125%, 03/01/2017		100,000	109,995
Starwood Hotels & Resorts
Worldwide, Inc.
6.750%, 05/15/2018		3,000,000	3,414,780
Tesoro Logistics LP
6.125%, 10/15/2021		2,200,000	2,194,500
The Cleveland Electric Illuminating
Company
5.700%, 04/01/2017		1,560,000	1,682,499
			35,570,375
TOTAL CORPORATE BONDS (Cost $106,239,465)			$104,431,021
TERM LOANS (M) - 0.1%
United Kingdom - 0.1%
Virgin Media Investment Holdings, Ltd.
3.500%, 06/07/2020		600,000	588,750
TOTAL TERM LOANS (Cost $598,791)			$588,750
MUNICIPAL BONDS - 0.1%
Iowa Tobacco Settlement Authority,
Series A 6.500%, 06/01/2023		325,000	325,826
TOTAL MUNICIPAL BONDS (Cost $325,000)			$325,826
COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.6%
Australia - 0.3%
Puma Finance PTY, Ltd.
Series 2005-P11, Class BA,
3.055%, 08/22/2037 (P)	AUD	977,240	794,431

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Australia (continued)
Puma Finance PTY, Ltd. (continued)
Series 2006-G5, Class A1,
0.371%, 02/21/2038 (P) (S)		$214,305	$212,743
The Superannuation Member Home Loan
Programme, Series 2009-3, Class A1
4.013%, 11/07/2040 (P)	AUD	603,433	494,150
Torrens Trust, Series 2007-1, Class A
3.061%, 10/19/2038 (P)		668,631	543,572
			2,044,896
Italy - 0.1%
Berica ABS SRL, Series 2011-1, Class A1
0.379%, 12/31/2055 (P)	EUR	948,150	1,138,299
			1,138,299
United Kingdom - 3.1%
Alba PLC, Series 2006-2, Class A3A
0.730%, 12/15/2038 (P)	GBP	267,849	387,976
Business Mortgage Finance 7 PLC,
Series 7X, Class A1
2.555%, 02/15/2041 (P)		1,155,772	1,788,138
Darrowby NO 2 PLC, Series 2012-1,
Class A
2.257%, 02/20/2044 (P)		1,896,972	3,008,632
Fosse Master Issuer PLC, Series 2012-1A,
Class 2B2
2.657%, 10/18/2054 (P) (S)		3,100,000	4,884,454
Great Hall Mortgages PLC, Series 2007-1,
Class A2A
0.689%, 03/18/2039 (P)		1,441,067	2,127,534
Mansard Mortgages PLC, Series 2007-2X,
Class A1
1.210%, 12/15/2049 (P)		6,493,226	9,887,511
			22,084,245
United States - 8.1%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
2.757%, 09/25/2035 (P)		$137,420	121,441
Alternative Loan Trust
Series 2006-OA9, Class 2A1B,
0.365%, 07/20/2046 (P)		484,643	334,921
Series 2007-OA3, Class 1A1,
0.309%, 04/25/2047 (P)		4,051,596	3,393,916
American Home Mortgage
Investment Trust, Series 2004-3,
Class 5A
4.290%, 10/25/2034 (P)		49,728	49,839
Banc of America Funding Corp.
Series 2005-E , Class 1A1,
0.455%, 05/20/2035 (P)		396,753	271,631
Series 2006-J, Class 4A1,
2.799%, 01/20/2047 (P)		153,348	121,888
Banc of America Mortgage
Securities, Inc., Series 2005-B,
Class 2A2
2.655%, 03/25/2035 (P)		862,336	788,964
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2003-6, Class 1A1,
2.500%, 08/25/2033 (P)		77,142	77,671
Series 2003-7, Class 6A,
2.467%, 10/25/2033 (P)		97,381	98,088

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Bear Stearns Adjustable Rate
Mortgage Trust (continued)
Series 2003-9, Class 2A1,
2.786%, 02/25/2034 (P)	$17,640	$17,301
Series 2004-2, Class 22A,
2.646%, 05/25/2034 (P)	235,405	225,250
Series 2004-2, Class 23A,
2.482%, 05/25/2034 (P)	89,180	82,634
Series 2004-9, Class 22A1,
3.012%, 11/25/2034 (P)	81,979	82,158
Series 2005-12, Class 23A1,
2.484%, 02/25/2036 (P)	890,584	737,745
Series 2005-2, Class A1,
2.580%, 03/25/2035 (P)	1,163,714	1,175,539
Series 2005-2, Class A2,
2.515%, 03/25/2035 (P)	951,526	960,100
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1,
2.612%, 09/25/2035 (P)	1,170,093	997,466
Series 2005-9, Class 24A1,
2.666%, 11/25/2035 (P)	862,988	673,617
Bear Stearns Structured
Products, Inc. Trust, Series 2007-R6,
Class 1A1
2.590%, 01/26/2036 (P)	2,003,988	1,637,688
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
2.210%, 09/25/2035 (P)	373,797	372,637
Series 2005-6, Class A2,
2.280%, 09/25/2035 (P)	430,463	430,657
Countrywide Alternative Loan Trust
Series 2005-21CB, Class A3,
5.250%, 06/25/2035	168,552	155,438
Series 2005-56, Class 2A2,
2.153%, 11/25/2035 (P)	113,792	96,696
Series 2005-56, Class 2A3,
1.613%, 11/25/2035 (P)	136,457	112,183
Series 2007-11T1, Class A12,
0.519%, 05/25/2037 (P)	391,188	245,150
Series 2007-16CB, Class 5A1,
6.250%, 08/25/2037	177,577	147,235
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2004-12, Class 11A1,
2.589%, 08/25/2034 (P)	72,854	63,986
Series 2004-22, Class A3,
2.417%, 11/25/2034 (P)	226,190	213,962
Series 2004-HYB5, Class 2A1,
2.349%, 04/20/2035 (P)	68,427	69,082
Series 2004-25, Class 1A1,
0.499%, 02/25/2035 (P)	43,535	39,929
Series 2004-25, Class 2A1,
0.509%, 02/25/2035 (P)	67,193	60,399
Series 2005-2, Class 2A1,
0.489%, 03/25/2035 (P)	96,899	92,523
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2003-AR18, Class 2A3,
2.248%, 07/25/2033 (P)	17,932	17,785
Series 2003-AR20, Class 2A1,
2.472%, 08/25/2033 (P)	219,463	216,582

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Credit Suisse First Boston Mortgage
Securities Corp. (continued)
Series 2003-8, Class 5A1,
6.500%, 04/25/2033	$19,571	$19,851
DBRR Trust, Series 2013-EZ2, Class A
0.853%, 02/25/2045 (P) (S)	1,163,430	1,161,778
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2AB3
0.474%, 10/19/2036 (P)	1,473,997	560,299
Federal Home Loan Mortgage Corp.,
Series T-62, Class 1A1
1.315%, 10/25/2044 (P)	1,357,817	1,370,310
Federal National Mortgage Association
Series 2002-W8, Class F,
0.569%, 09/25/2032 (P)	8,271	8,265
Series 2004-W2, Class 5AF,
0.519%, 03/25/2044 (P)	53,551	53,459
Series 2011-53, Class FT,
0.749%, 06/25/2041 (P)	3,325,031	3,362,560
First Horizon Mortgage Pass
Through Trust, Series 2005-AR3,
Class 2A1
2.611%, 08/25/2035 (P)	132,942	122,657
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.510%, 11/15/2031 (P)	63,461	59,020
GMACM Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A
2.925%, 06/25/2034 (P)	21,644	20,784
Government National Mortgage
Association, Series 2004-68, Class ZC
6.000%, 08/20/2034	2,646,976	2,977,790
GreenPoint Mortgage Funding Trust,
Series 2006-OH1, Class A1
0.349%, 01/25/2037 (P)	282,415	215,013
GreenPoint Mortgage Pass-Through
Certificates, Series 2003-1, Class A1
2.786%, 10/25/2033 (P)	18,519	18,114
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class XA IO
2.361%, 11/10/2045	4,376,184	518,271
GSR Mortgage Loan Trust, Series 2003-1,
Class A2
1.890%, 03/25/2033 (P)	76,526	75,086
HarborView Mortgage Loan Trust
Series 2003-1, Class A,
2.482%, 05/19/2033 (P)	180,462	180,835
Series 2005-4, Class 3A1,
2.602%, 07/19/2035 (P)	54,364	49,153
IndyMac Index Mortgage Loan Trust,
Series 2004-AR11, Class 2A
2.524%, 12/25/2034 (P)	83,185	76,335
JPMorgan Alternative Loan Trust,
Series 2006-A6, Class 2A1
5.500%, 11/25/2036 (P)	3,272	3,272
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1,
1.989%, 11/25/2033 (P)	103,394	102,044
Series 2006-S2, Class 1A3,
5.500%, 07/25/2036	513,993	489,639
Series 2007-A1, Class 5A6,
2.575%, 07/25/2035 (P)	403,791	388,138

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
JPMorgan Mortgage Trust (continued)
Series 2007-A1, Class 5A5,
2.575%, 07/25/2035 (P)	$444,170	$452,969
MASTR Adjustable Rate Mortgages Trust,
Series 2007-HF1, Class A1
0.409%, 05/25/2037 (P)	338,802	228,373
Merrill Lynch Mortgage Investors Trust
Series 2003-A2, Class 1A1,
2.220%, 02/25/2033 (P)	145,296	138,829
Series 2005-2, Class 1A,
1.581%, 10/25/2035 (P)	599,183	581,485
Series 2005-3, Class 4A,
0.419%, 11/25/2035 (P)	718,914	678,621
Series 2005-A10, Class A,
0.379%, 02/25/2036 (P)	3,892,767	3,566,094
Series 2005-A8, Class A3A2,
0.419%, 08/25/2036 (P)	84,302	81,321
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-8, Class A3,
5.881%, 08/12/2049 (P)	3,200,000	3,491,062
Series 2006-3, Class A4,
5.414%, 07/12/2046 (P)	2,226,190	2,344,832
MRFC Mortgage Pass Through Trust,
Series 2000-TBC3, Class A1
0.600%, 12/15/2030 (P)	36,600	34,848
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 1A,
0.607%, 10/07/2020 (P)	2,465,993	2,480,796
Series 2010-R2, Class 1A,
0.527%, 11/06/2017 (P)	5,885,462	5,901,735
Residential Accredit Loans, Inc.
Series 2006-QA2, Class 2A1,
3.570%, 02/25/2036 (P)	667,431	480,417
Series 2006-QO6, Class A1,
0.349%, 06/25/2046 (P)	1,929,270	863,313
Series 2007-QH4, Class A2,
0.399%, 05/25/2037 (P)	327,373	87,226
Series 2007-QO2, Class A1,
0.319%, 02/25/2047 (P)	555,075	316,885
Residential Asset Securitization Trust,
Series 2006-R1, Class A2
0.569%, 01/25/2046 (P)	544,128	285,092
Residential Funding Mortgage
Securities Trust, Series 2005-SA4,
Class 1A21
2.976%, 09/25/2035 (P)	159,472	124,998
Sequoia Mortgage Trust
Series 5, Class A,
0.864%, 10/19/2026 (P)	26,074	25,699
Series 2003-4, Class 2A1,
0.515%, 07/20/2033 (P)	134,933	126,641
Sovereign Commercial Mortgage
Securities Trust, Series 2007-C1,
Class D
5.988%, 07/22/2030 (P) (S)	1,100,000	1,112,234
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-1, Class 4A1,
2.572%, 02/25/2034 (P)	141,880	142,323
Series 2004-12, Class 7A1,
2.523%, 09/25/2034 (P)	294,172	291,617

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Structured Adjustable Rate Mortgage
Loan Trust (continued)
Series 2004-4, Class 3A2,
2.466%, 04/25/2034 (P)	$310,211	$310,452
Series 2005-18, Class 6A1,
2.492%, 09/25/2035 (P)	351,631	313,396
Structured Asset
Mortgage Investments, Inc.
Series 2006-AR5, Class 1A1,
0.379%, 05/25/2046 (P)	587,341	440,379
Series 2004-AR3, Class 1A2,
0.744%, 07/19/2034 (P)	82,381	81,539
Thornburg Mortgage Securities Trust
Series 2003-5, Class 1A,
2.020%, 10/25/2043 (P)	707,145	688,436
Series 2007-2, Class A1,
1.419%, 06/25/2037 (P)	866,782	753,680
Series 2007-2, Class A2A,
1.877%, 06/25/2037 (P)	727,979	697,123
Series 2007-2, Class A3A,
5.750%, 06/25/2037 (P)	1,322,222	1,327,100
Series 2007-3, Class 2A1,
1.419%, 06/25/2047 (P)	229,739	204,770
Series 2007-3, Class 3A1,
1.793%, 06/25/2047 (P)	438,278	391,847
Series 2007-3, Class 4A1,
5.750%, 06/25/2047 (P)	476,524	465,267
Wachovia Bank Commercial
Mortgage Trust, Series 2006-C28,
Class A4
5.572%, 10/15/2048	168,488	178,053
WaMu Mortgage Pass-
Through Certificates
Series 2002-AR17, Class 1A,
1.313%, 11/25/2042 (P)	283,420	274,672
Series 2002-AR2, Class A,
1.921%, 02/27/2034 (P)	53,927	52,818
Series 2003-AR5, Class A7,
2.443%, 06/25/2033 (P)	85,623	86,557
Series 2005-AR2, Class 2A1A,
0.479%, 01/25/2045 (P)	51,888	47,938
Washington Mutual Alternative Mortgage
Pass-Through Certificates,
Series 2006-AR5, Class 3A
1.053%, 07/25/2046 (P)	349,703	203,104
Wells Fargo Mortgage Backed
Securities Trust, Series 2005-AR11,
Class 1A1
2.615%, 06/25/2035 (P)	1,431,581	1,419,241
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class XA IO
1.494%, 03/15/2045 (S)	12,598,155	915,105
		58,703,661
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $82,836,774)		$83,971,101
ASSET BACKED SECURITIES - 0.9%
Access Group, Inc., Series 2008-1,
Class A
1.533%, 10/27/2025 (P)	1,102,789	1,106,763

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
ASSET BACKED SECURITIES (continued)
Amortizing Residential Collateral Trust,
Series 2002-BC4, Class A
0.749%, 07/25/2032 (P)		$6,344	$5,855
Amresco Residential Securities,
Series 1999-1, Class A
1.109%, 06/25/2029 (P)		27,650	25,432
CIFC Funding, Ltd., Series 2007-1A,
Class A1l
0.491%, 05/10/2021 (P) (S)		1,261,083	1,245,821
First Alliance Mortgage Loan,
Series 1997-4, Class A3
0.155%, 12/20/2027 (P)		15,417	14,715
Franklin CLO, Ltd., Series 5A, Class A2
0.500%, 06/15/2018 (P) (S)		253,753	252,882
Fraser Sullivan CLO, Ltd.,
Series 2006-1A, Class A2
0.500%, 03/15/2020 (P) (S)		167,347	167,223
Globaldrive Auto Receivables BV,
Series 2011-AA, Class A
0.775%, 04/20/2019 (P) (S)	EUR	122,399	148,188
Halcyon Structured Asset Management
European CLO, Series 2006-II,
Class BV
0.548%, 01/25/2023 (P)		810,939	971,818
Home Equity Asset Trust, Series 2002-1,
Class A4
0.755%, 11/25/2032 (P)		$1,283	1,131
Magi Funding PLC, Series 2010-1A,
Class A
0.429%, 04/11/2021 (P) (S)	EUR	317,793	381,854
Mercator CLO II PLC, Series X, Class A1
0.314%, 02/18/2024 (P)		634,571	760,211
Penta CLO SA, Series 2007-1X, Class A1
0.398%, 06/04/2024 (P)		697,367	835,962
Race Point III CLO, Ltd., Series 2006-3,
Class A
0.490%, 04/15/2020 (P) (S)		$784,292	781,601
Residential Asset Mortgage
Products, Inc. Trust, Series 2002-RS3
0.715%, 06/25/2032 (P)		11,508	10,813
Residential Asset Securities Corp. Trust,
Series 2002-KS4, Class AIIB
0.669%, 07/25/2032 (P)		27,452	23,097
Securitized Asset Backed
Receivables LLC Trust,
Series 2007-NC1, Class A2A
0.219%, 12/25/2036 (P)		57,995	32,893
Small Business Administration
Participation Certificates,
Series 2000-20K, Class 1
7.220%, 11/01/2020		24,095	25,461
TOTAL ASSET BACKED SECURITIES (Cost $7,066,492)			$6,791,720
COMMON STOCKS - 0.0%
United States - 0.0%
Rescap Liquidating Trust (I)		5,054	79,348
			79,348
TOTAL COMMON STOCKS (Cost $26,028)			$79,348

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
PREFERRED SECURITIES - 0.0%
United States - 0.0%
Navient Corp., 3.372%		9,800	$237,650
TOTAL PREFERRED SECURITIES (Cost $110,250)			$237,650
ESCROW SHARES - 0.2%
United States - 0.2%
Lehman Brothers Holdings, Inc.
5.460%, 12/30/2016 (I)		4,100,000	589,375
5.625%, 01/24/2049 (I)		4,500,000	658,125
6.875%, 05/02/2018 (I)		2,100,000	312,375
TOTAL ESCROW SHARES (Cost $0)			$1,559,875
PURCHASED OPTIONS - 0.0%
Put options - 0.0%
Over the Counter on 30 Year Interest Rate
Swap. Receive a fixed rate of 3.450%
and pay a floating rate based on 3-
month LIBOR (Expiration Date:
09/21/2015; Strike Rate: 3.450%;
Counterparty: Bank of America NA) (I)		7,000,000	66,942
Over the Counter on 30 Year Interest Rate
Swap. Receive a fixed rate of 3.450%
and pay a floating rate based on 3-
month LIBOR (Expiration Date:
09/21/2015; Strike Rate: 3.450%;
Counterparty: Citibank NA) (I)		3,600,000	34,427
			101,369
TOTAL PURCHASED OPTIONS (Cost $862,500)			$101,369
CERTIFICATE OF DEPOSIT - 1.6%
Credit Suisse 0.552%, 08/24/2015		$6,600,000	$6,601,030
Intesa Sanpaolo SpA
1.632%, 04/11/2016 (P)		4,700,000	4,708,220
TOTAL CERTIFICATE OF DEPOSIT (Cost $11,300,000)			$11,309,250
SHORT-TERM INVESTMENTS - 4.2%
U.S. Government - 0.1%
U.S. Treasury Bill 0.059%, 02/26/2015 *		724,000	723,978
			723,978
U.S. Government Agency - 0.1%
Federal Home Loan Bank Discount
Note 0.137%, 03/06/2015 *		600,000	599,968
			599,968
Foreign government - 2.1%
Federative Republic of Brazil 10.253%,
10/01/2015 *	BRL	43,700,000	15,013,996
			15,013,996

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 1.9%
Repurchase Agreement with Royal Bank
of Canada dated 12/31/2014 at 0.100%
to be repurchased at $14,100,078 on
01/02/2015, collateralized by
$14,663,000 U.S. Treasury Notes,
1.375% due 05/31/2020 (valued at
$14,412,263, including interest)	$14,100,000	$14,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $32,364,288)		$30,437,942
Total Investments (Global Bond Trust)
(Cost $872,636,827) - 118.8%		$857,020,210
Other assets and liabilities, net - (18.8%)		(135,643,775)
TOTAL NET ASSETS - 100.0%		$721,376,435
SALE COMMITMENTS OUTSTANDING - (15.8)%
U.S. Government Agency - (15.8)%
Federal National Mortgage Association
4.000%, TBA (C)	(8,000,000)	(8,539,375)
4.000%, TBA (C)	(20,000,000)	(21,301,562)
4.000%, TBA (C)	(15,000,000)	(16,017,186)
4.000%, TBA (C)	(5,000,000)	(5,310,547)
4.500%, TBA (C)	(8,000,000)	(8,685,747)
4.500%, TBA (C)	(50,000,000)	(54,292,915)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(113,818,516))		$(114,147,332)

High Yield Trust

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS - 0.4%
Brazil - 0.2%
Federative Republic of Brazil
10.000%, 01/01/2017	BRL	1,759,000	$630,307
Mexico - 0.2%
Government of Mexico
6.500%, 06/09/2022	MXN	5,956,000	423,263
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $1,307,889)			$1,053,570
CORPORATE BONDS - 85.7%
Consumer discretionary - 16.6%
24 Hour Holdings III LLC
8.000%, 06/01/2022 (L)(S)		$460,000	368,000
Altice SA
7.750%, 05/15/2022 (S)		330,000	330,619
Bossier Casino Venture Holdco, Inc.
11.000%, 02/09/2018		171,291	158,604
Bossier Casino Venture Holdco, Inc., PIK
14.000%, 02/09/2018 (S)		846,473	776,675
Caesars Entertainment Resort
Properties LLC
11.000%, 10/01/2021 (S)		1,490,000	1,355,900
Carmike Cinemas, Inc.
7.375%, 05/15/2019		250,000	265,625
Carrols Restaurant Group, Inc.
11.250%, 05/15/2018		780,000	838,500

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
CCOH Safari LLC
5.500%, 12/01/2022	$630,000	$639,450
5.750%, 12/01/2024	1,030,000	1,041,588
Clear Channel Worldwide Holdings, Inc.
6.500%, 11/15/2022	230,000	234,025
7.625%, 03/15/2020	190,000	197,125
CST Brands, Inc.
5.000%, 05/01/2023	512,000	517,120
CTP Transportation Products LLC
8.250%, 12/15/2019 (S)	540,000	569,700
CVR Refining LLC
6.500%, 11/01/2022	420,000	399,000
DISH DBS Corp.
5.875%, 07/15/2022	1,550,000	1,588,750
5.875%, 11/15/2024 (S)	930,000	934,650
Downstream Development Authority of
the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (S)	640,000	595,200
Dufry Finance SCA
5.500%, 10/15/2020 (S)	600,000	624,126
Edcon Pty, Ltd.
9.500%, 03/01/2018 (S)	610,000	475,800
Empire Today LLC
11.375%, 02/01/2017 (S)	370,000	273,800
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (H)(S)	3,620,000	45,069
GameStop Corp.
5.500%, 10/01/2019 (S)	630,000	631,575
General Motors Financial Company, Inc.
4.375%, 09/25/2021	730,000	761,938
Gibson Brands, Inc.
8.875%, 08/01/2018 (S)	850,000	816,000
Greektown Holdings LLC
8.875%, 03/15/2019 (S)	510,000	508,725
Group 1 Automotive, Inc.
5.000%, 06/01/2022 (S)	800,000	782,000
Guitar Center, Inc.
9.625%, 04/15/2020 (L)(S)	2,060,000	1,339,000
Hilton Worldwide Finance LLC
5.625%, 10/15/2021	835,000	872,575
iHeartCommunications, Inc.
10.000%, 01/15/2018 (L)	690,000	595,988
Interactive Data Corp.
5.875%, 04/15/2019 (S)	510,000	506,175
Landry’s Holdings II, Inc.
10.250%, 01/01/2018 (S)	910,000	937,300
Landry’s, Inc.
9.375%, 05/01/2020 (S)	1,216,000	1,288,960
LKQ Corp.
4.750%, 05/15/2023	400,000	384,000
MCE Finance, Ltd.
5.000%, 02/15/2021 (S)	1,760,000	1,645,600
MDC Partners, Inc.
6.750%, 04/01/2020 (S)	900,000	927,000
Medianews Group, Inc.
12.000%, 12/31/2018	600,000	558,431
MGM Resorts International
6.625%, 12/15/2021	450,000	472,500
Modular Space Corp.
10.250%, 01/31/2019 (S)	860,000	743,900
Monitronics International, Inc.
9.125%, 04/01/2020	1,090,000	1,029,369

High Yield Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Murphy Oil USA, Inc.
6.000%, 08/15/2023		$710,000	$741,950
NCL Corp., Ltd.
5.000%, 02/15/2018		510,000	510,000
5.250%, 11/15/2019 (S)		1,310,000	1,319,825
Neiman Marcus Group, Ltd., LLC, PIK
8.750%, 10/15/2021 (S)		370,000	392,200
New Cotai LLC, PIK
10.625%, 05/01/2019 (S)		1,751,137	1,821,182
New Red Finance, Inc.
6.000%, 04/01/2022 (S)		440,000	451,000
Numericable Group SA
6.000%, 05/15/2022 (S)		1,630,000	1,638,965
6.250%, 05/15/2024 (S)		240,000	241,800
Schaeffler Holding Finance BV, PIK
6.750%, 11/15/2022 (S)		960,000	1,003,200
6.875%, 08/15/2018 (S)		200,000	208,500
6.875%, 08/15/2018 (S)	EUR	1,200,000	1,510,143
Service Corp. International
7.500%, 04/01/2027		$480,000	540,000
Spencer Spirit Holdings, Inc., PIK
9.000%, 05/01/2018 (S)		1,309,000	1,322,090
Standard Pacific Corp.
5.875%, 11/15/2024		310,000	310,000
6.250%, 12/15/2021		440,000	451,000
StoneMor Partners LP
7.875%, 06/01/2021		530,000	540,600
Taylor Morrison Communities, Inc.
7.750%, 04/15/2020 (S)		1,104,000	1,170,240
The William Carter Company
5.250%, 08/15/2021		550,000	566,500
Toll Brothers Finance Corp.
6.750%, 11/01/2019		320,000	358,400
Univision Communications, Inc.
6.750%, 09/15/2022 (S)		306,000	327,420
7.875%, 11/01/2020 (S)		150,000	159,750
Virgin Media Secured Finance PLC
5.500%, 01/15/2025 (S)		470,000	485,275
William Lyon Homes, Inc.
5.750%, 04/15/2019		580,000	578,550
7.000%, 08/15/2022 (S)		710,000	717,100
8.500%, 11/15/2020		760,000	818,900
WMG Acquisition Corp.
6.750%, 04/15/2022 (S)		1,000,000	910,000
Woodside Homes Company LLC
6.750%, 12/15/2021 (S)		1,230,000	1,223,850
			47,348,802
Consumer staples - 5.9%
Alliance One International, Inc.
9.875%, 07/15/2021		670,000	597,975
Beverages & More, Inc.
10.000%, 11/15/2018 (S)		1,210,000	1,125,300
Carolina Beverage Group LLC
10.625%, 08/01/2018 (S)		630,000	623,700
Century Intermediate Holding Company 2,
PIK
9.750%, 02/15/2019 (S)		1,070,000	1,123,500
Constellation Brands, Inc.
4.250%, 05/01/2023		900,000	893,250
4.750%, 11/15/2024		940,000	951,750
Cott Beverages, Inc.
6.750%, 01/01/2020 (S)		630,000	630,000

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Dole Food Company, Inc.
7.250%, 05/01/2019 (S)	$880,000	$877,800
DS Services of America, Inc.
10.000%, 09/01/2021 (S)	1,120,000	1,293,600
First Quality Finance Company, Inc.
4.625%, 05/15/2021 (S)	200,000	183,000
Hearthside Group Holdings LLC
6.500%, 05/01/2022 (S)	940,000	916,500
HJ Heinz Company
4.250%, 10/15/2020	790,000	797,900
Lantheus Medical Imaging, Inc.
9.750%, 05/15/2017	1,620,000	1,555,200
Pactiv LLC
7.950%, 12/15/2025	340,000	341,700
8.375%, 04/15/2027	1,430,000	1,437,150
Reynolds Group Issuer, Inc.
5.750%, 10/15/2020	570,000	584,250
8.250%, 02/15/2021	500,000	512,500
Simmons Foods, Inc.
7.875%, 10/01/2021 (S)	900,000	884,250
Spectrum Brands, Inc.
6.125%, 12/15/2024 (S)	490,000	497,350
The WhiteWave Foods Company
5.375%, 10/01/2022	555,000	571,650
Wells Enterprises, Inc.
6.750%, 02/01/2020 (S)	553,000	566,825
		16,965,150
Energy - 16.0%
Access Midstream Partners LP
6.125%, 07/15/2022	1,900,000	2,018,750
Antero Resources Corp.
5.125%, 12/01/2022 (S)	1,040,000	980,200
Arch Coal, Inc.
9.875%, 06/15/2019	1,800,000	612,000
Atlas Pipeline Partners LP
4.750%, 11/15/2021	450,000	427,500
5.875%, 08/01/2023	570,000	564,300
Atwood Oceanics, Inc.
6.500%, 02/01/2020	990,000	900,900
Berry Petroleum Company LLC
6.750%, 11/01/2020	1,700,000	1,360,000
California Resources Corp.
6.000%, 11/15/2024 (S)	1,020,000	861,900
Calumet Specialty Products Partners LP
6.500%, 04/15/2021 (S)	460,000	409,400
7.625%, 01/15/2022	100,000	92,500
9.625%, 08/01/2020	630,000	655,200
Carrizo Oil & Gas, Inc.
7.500%, 09/15/2020 (S)	440,000	422,400
CGG SA
6.500%, 06/01/2021	990,000	752,400
Chesapeake Energy Corp.
4.875%, 04/15/2022	290,000	282,025
5.750%, 03/15/2023	520,000	535,600
6.125%, 02/15/2021	1,000,000	1,050,000
6.875%, 11/15/2020	80,000	86,000
Cloud Peak Energy Resources LLC
6.375%, 03/15/2024	610,000	567,300
Comstock Resources, Inc.
7.750%, 04/01/2019	100,000	71,000
9.500%, 06/15/2020	580,000	394,400
Corral Petroleum Holdings AB, PIK
15.000%, 12/31/2017 (S)	1,384,151	1,211,132

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Crestwood Midstream Partners LP
6.000%, 12/15/2020	$140,000	$134,050
6.125%, 03/01/2022	800,000	764,000
EXCO Resources, Inc.
7.500%, 09/15/2018	710,000	542,706
Foresight Energy LLC
7.875%, 08/15/2021 (S)	620,000	612,250
FTS International, Inc.
6.250%, 05/01/2022 (S)	1,080,000	788,400
Gulfport Energy Corp.
7.750%, 11/01/2020 (S)	250,000	244,375
Halcon Resources Corp.
8.875%, 05/15/2021 (L)	2,080,000	1,565,200
9.750%, 07/15/2020	380,000	285,000
Hercules Offshore, Inc.
6.750%, 04/01/2022 (S)	760,000	326,800
7.500%, 10/01/2021 (S)	2,090,000	919,600
8.750%, 07/15/2021 (S)	30,000	13,800
Hiland Partners LP
5.500%, 05/15/2022 (S)	190,000	167,200
7.250%, 10/01/2020 (S)	600,000	570,000
KCA Deutag UK Finance PLC
7.250%, 05/15/2021 (S)	680,000	481,100
Key Energy Services, Inc.
6.750%, 03/01/2021	320,000	194,880
Kinder Morgan, Inc.
5.625%, 11/15/2023 (S)	620,000	663,664
6.500%, 09/15/2020	250,000	282,872
7.750%, 01/15/2032	660,000	811,800
Magnum Hunter Resources Corp.
9.750%, 05/15/2020	1,410,000	1,113,900
MarkWest Energy Partners LP
4.875%, 12/01/2024	1,400,000	1,368,500
6.250%, 06/15/2022	19,000	19,665
MEG Energy Corp.
6.375%, 01/30/2023 (S)	1,118,000	997,815
7.000%, 03/31/2024 (S)	310,000	280,550
Milagro Oil & Gas, Inc.
10.500%, 05/15/2016 (H)	1,370,000	1,013,800
Murray Energy Corp.
9.500%, 12/05/2020 (S)	880,000	880,000
Natural Resource Partners LP
9.125%, 10/01/2018	450,000	436,500
New Gulf Resources LLC
11.750%, 05/15/2019	900,000	657,000
Pacific Drilling SA
5.375%, 06/01/2020 (S)	870,000	709,050
Parker Drilling Company
6.750%, 07/15/2022	730,000	547,500
Parsley Energy LLC
7.500%, 02/15/2022 (S)	950,000	900,125
Penn Virginia Resource Partners LP
6.500%, 05/15/2021	550,000	555,500
Petrobras Global Finance BV
6.250%, 03/17/2024	710,000	675,593
QEP Resources, Inc.
5.250%, 05/01/2023	970,000	906,950
5.375%, 10/01/2022	480,000	453,600
6.875%, 03/01/2021	140,000	143,500
Quicksilver Resources, Inc.
11.000%, 07/01/2021	150,000	37,500
Range Resources Corp.
5.750%, 06/01/2021	620,000	640,150

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Regency Energy Partners LP
4.500%, 11/01/2023	$90,000	$82,575
5.000%, 10/01/2022	630,000	595,350
Rice Energy, Inc.
6.250%, 05/01/2022 (L)(S)	1,210,000	1,125,300
Rockies Express Pipeline LLC
5.625%, 04/15/2020 (S)	900,000	884,250
6.875%, 04/15/2040 (S)	390,000	415,350
Samson Investment Company
9.750%, 02/15/2020	1,880,000	779,025
Sanchez Energy Corp.
7.750%, 06/15/2021	1,940,000	1,804,200
Shelf Drilling Holdings, Ltd.
8.625%, 11/01/2018 (S)	470,000	385,400
Sidewinder Drilling, Inc.
9.750%, 11/15/2019 (S)	680,000	379,100
Summit Midstream Holdings LLC
5.500%, 08/15/2022	1,060,000	1,007,000
7.500%, 07/01/2021	500,000	525,000
Targa Resources Partners LP
4.125%, 11/15/2019 (S)	130,000	125,125
6.375%, 08/01/2022	525,000	531,563
Teine Energy, Ltd.
6.875%, 09/30/2022 (S)	360,000	277,200
Tesoro Logistics LP
5.500%, 10/15/2019 (S)	690,000	684,825
6.250%, 10/15/2022 (S)	70,000	69,825
		45,630,890
Financials - 9.3%
Ally Financial, Inc.
8.000%, 11/01/2031	330,000	420,750
Bank of America Corp. (5.200% to
06/01/2023, then 3 month
LIBOR + 3.135%)
06/01/2023 (Q)	980,000	905,275
Barclays Bank PLC
7.625%, 11/21/2022	320,000	349,896
Barclays PLC (8.250% to 12/15/2018,
then 5 year U.S. Swap Rate + 6.705%)
12/15/2018 (Q)	570,000	584,204
Blue Racer Midstream LLC
6.125%, 11/15/2022 (S)	520,000	501,800
CBRE Services, Inc.
5.250%, 03/15/2025	800,000	816,000
CEC Entertainment, Inc.
8.000%, 02/15/2022	440,000	426,800
CIT Group, Inc.
5.000%, 08/15/2022 to 08/01/2023	2,090,000	2,147,471
5.375%, 05/15/2020	1,220,000	1,289,418
Citigroup, Inc. (6.300% to 05/15/2024,
then 3 month LIBOR + 3.423%)
05/15/2024 (Q)	1,770,000	1,743,450
Compiler Finance Sub, Inc.
7.000%, 05/01/2021 (S)	830,000	713,800
Credit Agricole SA (8.375% to
10/13/2019, then 3 month
LIBOR + 6.982%)
10/13/2019 (L)(Q)(S)	460,000	530,150
CTR Partnership LP
5.875%, 06/01/2021	1,350,000	1,366,875
Fidelity & Guaranty Life Holdings, Inc.
6.375%, 04/01/2021 (S)	470,000	493,500

High Yield Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
First Cash Financial Services, Inc.
6.750%, 04/01/2021		$160,000	$166,400
Globe Luxembourg SCA
9.625%, 05/01/2018 (S)		620,000	480,500
GMAC International Finance BV
7.500%, 04/21/2015	EUR	530,000	651,147
Greystar Real Estate Partners LLC
8.250%, 12/01/2022 (S)		$640,000	651,200
HSBC Holdings PLC (6.375% to
09/17/2024, then 5 Year
U.S. ISDAFIX + 3.705%)
09/17/2024 (Q)		710,000	717,100
JPMorgan Chase & Company (5.150% to
05/01/2023, then 3 month
LIBOR + 3.250%)
05/01/2023 (Q)		380,000	357,960
Liberty Mutual Group, Inc.
7.800%, 03/15/2037 (S)		430,000	503,100
M&T Bank Corp.
6.875%, 06/15/2016 (Q)		790,000	807,775
Navient Corp.
5.875%, 10/25/2024		890,000	847,725
8.000%, 03/25/2020		1,110,000	1,226,139
Novo Banco SA
5.875%, 11/09/2015	EUR	200,000	243,825
The Geo Group, Inc.
5.875%, 10/15/2024		$750,000	759,375
The Howard Hughes Corp.
6.875%, 10/01/2021 (S)		1,100,000	1,138,500
The Royal Bank of Scotland Group PLC
6.000%, 12/19/2023		190,000	205,656
The Royal Bank of Scotland Group PLC
(7.648% to 09/30/2031, then 3 month
LIBOR + 2.500%)
09/30/2031 (Q)		1,740,000	2,027,100
The Royal Bank of Scotland NV
7.750%, 05/15/2023		210,000	246,337
The Royal Bank of Scotland PLC
(13.125% to 03/19/2017, then 5 year
Australian Dollar Swap Rate + 8.750%)
03/19/2022	AUD	1,550,000	1,482,652
TMX Finance LLC
8.500%, 09/15/2018 (S)		$610,000	512,400
Wells Fargo & Company (5.900% to
06/15/2024, then 3 month
LIBOR + 3.110%)
06/15/2024 (Q)		1,120,000	1,128,400
			26,442,680
Health care - 3.5%
Acadia Healthcare Company, Inc.
6.125%, 03/15/2021		165,000	168,300
12.875%, 11/01/2018		390,000	438,750
DJO Finance LLC
9.750%, 10/15/2017		210,000	210,000
9.875%, 04/15/2018		890,000	903,350
ExamWorks Group, Inc.
9.000%, 07/15/2019		1,000,000	1,065,000
Fresenius Medical
Care US Finance II, Inc.
4.750%, 10/15/2024 (S)		640,000	646,400
5.875%, 01/31/2022 (S)		1,000,000	1,085,000
Fresenius Medical Care US Finance, Inc.
5.750%, 02/15/2021 (S)		110,000	117,288

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Grifols Worldwide Operations, Ltd.
5.250%, 04/01/2022 (S)	$200,000	$204,540
HCA, Inc.
5.000%, 03/15/2024	800,000	822,000
7.500%, 02/15/2022	150,000	171,375
IASIS Healthcare LLC
8.375%, 05/15/2019	1,260,000	1,323,000
JLL/Delta Dutch Newco BV
7.500%, 02/01/2022 (S)	1,310,000	1,329,650
Salix Pharmaceuticals, Ltd.
6.000%, 01/15/2021 (S)	840,000	856,800
Universal Hospital Services, Inc.
7.625%, 08/15/2020	660,000	567,600
		9,909,053
Industrials - 15.5%
Air Canada 2013-1 Class B Pass
Through Trust
5.375%, 05/15/2021 (S)	304,648	309,217
Air Canada 2013-1 Class C Pass
Through Trust
6.625%, 05/15/2018 (S)	200,000	204,280
Alliant Techsystems, Inc.
5.250%, 10/01/2021 (S)	900,000	906,750
American Airlines 2013-1 Class B Pass
Through Trust
5.625%, 01/15/2021 (S)	244,986	249,886
American Airlines 2013-1 Class C Pass
Through Trust
6.125%, 07/15/2018 (S)	1,790,000	1,821,325
American Airlines 2013-2 Class B Pass
Through Trust
5.600%, 07/15/2020 (S)	835,075	851,777
American Builders & Contractors Supply
Company, Inc.
5.625%, 04/15/2021 (S)	1,180,000	1,185,900
Ashtead Capital, Inc.
5.625%, 10/01/2024 (S)	410,000	421,275
6.500%, 07/15/2022 (S)	720,000	765,000
Ashton Woods USA LLC
6.875%, 02/15/2021 (S)	520,000	495,300
Ausdrill Finance Pty, Ltd.
6.875%, 11/01/2019 (S)	980,000	803,600
CBC Ammo LLC
7.250%, 11/15/2021 (S)	1,450,000	1,364,813
Continental Airlines 2001-1 Class B Pass
Through Trust
7.373%, 12/15/2015	31,911	33,605
Continental Airlines 2007-1 Class B Pass
Through Trust
6.903%, 04/19/2022	117,288	124,032
Delta Air Lines 2009-1 Series B Pass
Through Trust
9.750%, 12/17/2016	219,056	247,533
Delta Air Lines 2012-1 Class B Pass
Through Trust
6.875%, 05/07/2019 (S)	400,189	442,209
DH Services Luxembourg Sarl
7.750%, 12/15/2020 (S)	1,000,000	1,047,500
Ducommun, Inc.
9.750%, 07/15/2018	1,170,000	1,251,900
Empresas ICA SAB de CV
8.875%, 05/29/2024 (S)	1,340,000	1,226,100

High Yield Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Erickson, Inc.
8.250%, 05/01/2020 (L)		$725,000	$638,000
Flexi-Van Leasing, Inc.
7.875%, 08/15/2018 (S)		810,000	801,900
Florida East Coast Holdings Corp.
6.750%, 05/01/2019 (S)		580,000	574,200
9.750%, 05/01/2020 (S)		140,000	139,300
Garda World Security Corp.
7.250%, 11/15/2021 (S)		480,000	475,200
Griffon Corp.
5.250%, 03/01/2022		1,520,000	1,434,500
H&E Equipment Services, Inc.
7.000%, 09/01/2022		930,000	956,738
Hapag-Lloyd AG
9.750%, 10/15/2017 (S)		760,000	771,400
Horizon Lines LLC
11.000%, 10/15/2016		463,000	465,315
Horizon Lines LLC, PIK
15.000%, 10/15/2016		512,295	512,295
Huntington Ingalls Industries, Inc.
5.000%, 12/15/2021 (S)		990,000	1,007,325
IHS, Inc.
5.000%, 11/01/2022 (S)		370,000	366,300
International Lease Finance Corp.
8.250%, 12/15/2020		1,030,000	1,241,150
International Wire Group Holdings, Inc.
8.500%, 10/15/2017 (S)		530,000	555,175
Jack Cooper Holdings Corp.
9.250%, 06/01/2020 (S)		1,900,000	1,966,500
JM Huber Corp.
9.875%, 11/01/2019 (S)		410,000	451,000
Jurassic Holdings III, Inc.
6.875%, 02/15/2021 (S)		530,000	492,900
KLX, Inc.
5.875%, 12/01/2022 (S)		660,000	666,600
KP Germany Erste GmbH
11.625%, 07/15/2017	EUR	180,000	233,287
11.625%, 07/15/2017 (S)		220,000	285,128
LMI Aerospace, Inc.
7.375%, 07/15/2019 (S)		$520,000	507,000
Magnesita Refractories Company
7.875%, 03/30/2020 (S)		702,000	687,960
Michael Baker Holdings LLC, PIK
8.875%, 04/15/2019 (S)		1,420,000	1,370,300
Michael Baker International LLC
8.250%, 10/15/2018 (S)		660,000	656,700
Navios Maritime Acquisition Corp.
8.125%, 11/15/2021 (S)		1,050,000	1,023,750
Neovia Logistics Intermediate
Holdings LLC, PIK
10.000%, 02/15/2018 (S)		1,790,000	1,816,850
NES Rentals Holdings, Inc.
7.875%, 05/01/2018 (S)		740,000	747,400
SPL Logistics Escrow LLC
8.875%, 08/01/2020 (S)		80,000	84,800
syncreon Group BV
8.625%, 11/01/2021 (S)		1,240,000	1,165,600
Triumph Group, Inc.
5.250%, 06/01/2022		400,000	399,000
Ultrapetrol Bahamas, Ltd.
8.875%, 06/15/2021		930,000	981,150

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
United Airlines 2014-1 Class B Pass
Through Trust
4.750%, 04/11/2022	$1,340,000	$1,326,600
United Rentals North America, Inc.
5.750%, 11/15/2024	870,000	896,100
7.375%, 05/15/2020	270,000	291,600
7.625%, 04/15/2022	500,000	549,750
US Airways 2012-2 Class B Pass
Through Trust
6.750%, 06/03/2021	765,840	815,620
WESCO Distribution, Inc.
5.375%, 12/15/2021	810,000	817,088
West Corp.
5.375%, 07/15/2022 (S)	1,870,000	1,790,525
XPO Logistics, Inc.
7.875%, 09/01/2019 (S)	590,000	616,550
		44,330,558
Information technology - 2.7%
ACI Worldwide, Inc.
6.375%, 08/15/2020 (S)	780,000	815,100
Activision Blizzard, Inc.
5.625%, 09/15/2021 (S)	540,000	567,000
6.125%, 09/15/2023 (S)	640,000	689,600
Ancestry.com, Inc.
11.000%, 12/15/2020	430,000	484,288
Ancestry.com, Inc., PIK
9.625%, 10/15/2018 (S)	730,000	715,400
Equinix, Inc.
5.375%, 01/01/2022	580,000	585,452
5.750%, 01/01/2025	590,000	595,163
First Data Corp.
12.625%, 01/15/2021	1,670,000	1,983,125
First Data Corp., PIK
8.750%, 01/15/2022 (S)	80,000	86,000
Interface Security Systems Holdings, Inc.
9.250%, 01/15/2018	1,000,000	1,010,000
Kemet Corp.
10.500%, 05/01/2018	170,000	174,675
		7,705,803
Materials - 7.4%
AngloGold Ashanti Holdings PLC
8.500%, 07/30/2020	406,000	426,300
Appvion, Inc. 9.000%, 06/01/2020 (S)	1,780,000	1,219,300
Ardagh Finance Holdings SA, PIK
8.625%, 06/15/2019 (S)	782,882	771,139
Ardagh Packaging Finance PLC
3.240%, 12/15/2019 (P)(S)	1,010,000	974,650
7.000%, 11/15/2020 (S)	91,765	92,682
9.125%, 10/15/2020 (S)	720,000	763,200
Axiall Corp. 4.875%, 05/15/2023	310,000	292,563
Barminco Finance Pty, Ltd.
9.000%, 06/01/2018 (S)	940,000	855,400
BWAY Holding Company
9.125%, 08/15/2021 (S)	620,000	620,000
Cemex SAB de CV
5.700%, 01/11/2025 (S)	220,000	213,400
Coeur Mining, Inc. 7.875%, 02/01/2021	930,000	732,375
Coveris Holdings SA
7.875%, 11/01/2019 (S)	1,140,000	1,174,200
Eagle Spinco, Inc. 4.625%, 02/15/2021	645,000	611,138
Eco Services Operations LLC
8.500%, 11/01/2022 (S)	410,000	416,150

High Yield Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Evraz Group SA
6.750%, 04/27/2018 (S)		$700,000	$583,625
9.500%, 04/24/2018		100,000	89,750
FMG Resources August 2006 Pty, Ltd.
6.875%, 02/01/2018 (S)		262,222	237,967
6.875%, 04/01/2022 (L)(S)		1,210,000	1,007,325
8.250%, 11/01/2019 (L)(S)		300,000	273,000
Global Brass & Copper, Inc.
9.500%, 06/01/2019		570,000	615,600
Graphic Packaging International, Inc.
4.875%, 11/15/2022		390,000	391,950
Hardwoods Acquisition, Inc.
7.500%, 08/01/2021 (S)		800,000	788,000
Hexion US Finance Corp.
6.625%, 04/15/2020		250,000	245,000
8.875%, 02/01/2018		710,000	631,900
HIG BBC Intermediate Holdings LLC,
PIK 10.500%, 09/15/2018 (S)		470,000	455,900
Kerling PLC 10.625%, 02/01/2017 (S)	EUR	553,000	676,117
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (H)(S)		$980,000	147,000
Prince Mineral Holding Corp.
12.000%, 12/15/2019 (S)		460,000	469,200
Resolute Forest Products, Inc.
5.875%, 05/15/2023		550,000	522,500
Ryerson, Inc. 9.000%, 10/15/2017		710,000	729,525
Sappi Papier Holding GmbH
6.625%, 04/15/2021 (S)		90,000	92,250
St. Barbara, Ltd.
8.875%, 04/15/2018 (L)(S)		510,000	408,000
Thompson Creek Metals Company, Inc.
9.750%, 12/01/2017		500,000	520,000
12.500%, 05/01/2019		730,000	724,525
Vedanta Resources PLC
6.000%, 01/31/2019 (S)		1,660,000	1,618,500
Verso Paper Holdings LLC
11.750%, 01/15/2019		830,000	830,000
			21,220,131
Telecommunication services - 5.7%
Axtel SAB de CV (8.000% until
01/31/2015, then 9.000% thereafter)
8.000%, 01/31/2020 (S)		629,000	604,626
CenturyLink, Inc.
5.800%, 03/15/2022		1,210,000	1,255,375
6.750%, 12/01/2023		230,000	251,850
Intelsat Jackson Holdings SA
7.500%, 04/01/2021		790,000	845,300
Level 3 Financing, Inc.
7.000%, 06/01/2020		320,000	337,200
8.625%, 07/15/2020		1,000,000	1,078,750
Sprint Capital Corp.
6.875%, 11/15/2028		430,000	378,400
8.750%, 03/15/2032		6,090,000	5,892,075
Sprint Corp.
7.125%, 06/15/2024		90,000	83,700
7.875%, 09/15/2023		180,000	177,696
UPCB Finance VI, Ltd.
6.875%, 01/15/2022 (S)		810,000	880,875
Vimpel Communications OJSC
8.250%, 05/23/2016		947,000	909,120
VimpelCom Holdings BV
7.504%, 03/01/2022 (S)		460,000	372,600

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

High Yield Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
Virgin Media Finance PLC
6.000%, 10/15/2024 (S)		$1,680,000	$1,757,700
Windstream Corp.
7.500%, 04/01/2023		1,370,000	1,363,150
			16,188,417
Utilities - 3.1%
AES Corp.
4.875%, 05/15/2023		470,000	466,475
5.500%, 03/15/2024		325,000	329,810
7.375%, 07/01/2021		550,000	621,500
Atlantic Power Corp.
9.000%, 11/15/2018		100,000	99,000
Calpine Corp.
6.000%, 01/15/2022 (S)		1,320,000	1,405,800
Midwest Generation LLC, Series B
8.560%, 01/02/2016		292,319	295,242
Miran Mid-Atlantic Series C Pass
Through Trust
10.060%, 12/30/2028		1,071,724	1,152,103
NRG REMA LLC
9.237%, 07/02/2017		1,407,076	1,495,018
9.681%, 07/02/2026		1,010,000	1,070,600
Red Oak Power LLC
9.200%, 11/30/2029		1,030,000	1,127,850
Suburban Propane Partners LP
5.500%, 06/01/2024		760,000	733,400
			8,796,798
TOTAL CORPORATE BONDS (Cost $262,598,341)			$244,538,282
CAPITAL PREFERRED SECURITIES - 0.3%
Financials - 0.3%
ILFC E-Capital Trust I (1.550% + Highest
of 3 month LIBOR, 10 year CMT and
30 year CMT)
12/21/2065 (S)		1,000,000	930,000
TOTAL CAPITAL PREFERRED SECURITIES (Cost $838,562)			$930,000
CONVERTIBLE BONDS - 0.3%
Materials - 0.3%
Hercules, Inc.
6.500%, 06/30/2029		250,000	231,575
Mirabela Nickel, Ltd., PIK
9.500%, 06/24/2019 (S)		675,638	540,510
			772,085
Telecommunication services - 0.0%
Axtel SAB de CV (8.000% until
01/31/2015, then 9.000% thereafter)
01/31/2020 (S)	MXN	717,000	63,177
TOTAL CONVERTIBLE BONDS (Cost $1,017,564)			$835,262
TERM LOANS (M) - 3.7%
Consumer discretionary - 0.4%
Equinox Holdings, Inc.
9.750%, 07/31/2020		$630,000	639,450
The Gymboree Corp.
5.000%, 02/23/2018		310,000	201,500
Toms Shoes LLC
6.500%, 10/28/2020		470,000	430,833
			1,271,783

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) (continued)
Consumer staples - 0.1%
AdvancePierre Foods, Inc.
9.500%, 10/10/2017	$270,000	$265,950
Energy - 0.2%
Westmoreland Coal Company
7.500%, 10/16/2020	460,000	449,650
Financials - 0.4%
TPF II LC LLC
5.500%, 10/02/2021	1,070,000	1,062,866
Health care - 1.0%
CRC Health Corp.
9.000%, 09/28/2021	650,000	663,000
Immucor, Inc.
5.000%, 08/17/2018	300,014	296,076
Physiotherapy Associates Holdings, Inc.
11.000%, 01/02/2017	817,552	811,421
Radnet Management, Inc.
8.000%, 03/25/2021	1,000,000	990,000
		2,760,497
Industrials - 0.9%
Commercial Barge Line Company
10.750%, 03/22/2020	1,860,000	1,841,400
Intelligrated, Inc.
4.503%, 07/30/2018	865,594	841,790
		2,683,190
Materials - 0.3%
Essar Steel Algoma, Inc.
7.500%, 08/09/2019	319,200	316,407
Kronos, Inc.
9.750%, 04/30/2020	510,000	517,650
		834,057
Telecommunication services - 0.4%
CWGS Group LLC
5.750%, 02/20/2020	1,179,750	1,169,427
TOTAL TERM LOANS (Cost $10,538,685)		$10,497,420
COMMON STOCKS - 2.5%
Consumer discretionary - 0.3%
Bossier Casino Venture Holdco, Inc. (I)(S)	43,365	$0
Ford Motor Company	49,494	767,157
New Cotai LLC (I)	3	83,514
PB Investors II LLC (I)	127,402	0
Tropicana Entertainment LLC (I)	7,500	7,500
Vertis Holdings, Inc. (I)	69,391	0
		858,171
Financials - 1.1%
Citigroup, Inc.	32,112	1,737,580
JPMorgan Chase & Company	13,909	870,425
KCAD Holdings I, Ltd. (I)	165,553,563	634,071
		3,242,076
Health care - 0.2%
Physiotherapy
Associates Holdings, Inc. (I)	11,500	611,570
Industrials - 0.7%
DeepOcean Group Holdings AS (I)	83,286	1,763,165
Horizon Lines, Inc., Class A (I)	373,764	235,882
		1,999,047
Materials - 0.2%
LyondellBasell Industries NV, Class A	6,013	477,372

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Materials (continued)
Mirabela Nickel, Ltd. (I)	4,090,152	$96,837
		574,209
TOTAL COMMON STOCKS (Cost $10,540,127)		$7,285,073
PREFERRED SECURITIES - 1.0%
Energy - 0.1%
Rex Energy Corp., 6.000%	5,500	$306,368
Financials - 0.9%
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	100,372	2,647,813
TOTAL PREFERRED SECURITIES (Cost $2,929,888)		$2,954,181
ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%
Adelphia Communications Corp.
7.750%, 01/15/2049 (I)	3,000,000	22,500
9.875%, 03/01/2049 (I)	2,050,000	15,375
10.250%, 11/01/2049 (I)	1,025,000	7,688
		45,563
TOTAL ESCROW CERTIFICATES (Cost $440,831)		$45,563
WARRANTS - 0.0%
Mood Media Corp. (Expiration Date:
05/06/2016; Strike Price: $3.50) (I)	66,933	11
TOTAL WARRANTS (Cost $0)		$11
SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	647,719	6,480,819
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,481,187)		$6,480,819
SHORT-TERM INVESTMENTS - 3.7%
Money market funds - 3.6%
State Street Institutional Liquid Reserves
Fund, 0.0718% (Y)	$10,395,170	$10,395,170
Repurchase agreement - 0.1%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at $131,952
on 01/02/2015, collateralized by
$133,300 U.S. Treasury Notes, 1.500%
due 08/31/2018 (valued at $133,940,
including interest)	131,952	131,952
TOTAL SHORT-TERM INVESTMENTS (Cost $10,527,122)		$10,527,122
Total Investments (High Yield Trust)
(Cost $307,220,196) - 99.9%		$285,147,303
Other assets and liabilities, net - 0.1%		160,396
TOTAL NET ASSETS - 100.0%		$285,307,699

Income Trust

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS - 32.9%
Consumer discretionary - 6.0%
Academy, Ltd. 9.250%, 08/01/2019 (S)	$400,000	$420,000
Altice SA 7.750%, 05/15/2022 (S)	500,000	500,938
Cablevision Systems Corp.
7.750%, 04/15/2018	2,000,000	2,200,000
CCO Holdings LLC
5.125%, 02/15/2023	900,000	879,750
6.500%, 04/30/2021	1,000,000	1,050,000
Chrysler Group LLC 8.000%, 06/15/2019	3,000,000	3,153,750
CSC Holdings LLC 6.750%, 11/15/2021	2,000,000	2,210,000
Cumulus Media Holdings, Inc.
7.750%, 05/01/2019 (L)	700,000	707,000
DISH DBS Corp. 5.000%, 03/15/2023	1,500,000	1,451,250
Dollar General Corp. 3.250%, 04/15/2023	285,000	259,420
iHeartCommunications, Inc.
9.000%, 12/15/2019 to 03/01/2021	1,719,000	1,689,715
9.000%, 09/15/2022 (L)(S)	2,200,000	2,156,000
KB Home 7.500%, 09/15/2022	700,000	742,000
Laureate Education, Inc.
9.750%, 09/01/2019 (S)	500,000	515,000
MGM Resorts International
6.750%, 10/01/2020	400,000	420,000
10.000%, 11/01/2016	1,500,000	1,668,750
Numericable Group SA
6.000%, 05/15/2022 (S)	1,000,000	1,005,500
Outfront Media Capital LLC
5.250%, 02/15/2022 (S)	100,000	100,750
5.625%, 02/15/2024 (S)	100,000	100,500
Sirius XM Radio, Inc.
6.000%, 07/15/2024 (S)	700,000	717,500
The Goodyear Tire & Rubber Company
6.500%, 03/01/2021	1,600,000	1,696,000
Visant Corp. 10.000%, 10/01/2017	1,900,000	1,662,500
		25,306,323
Consumer staples - 1.8%
Albertsons Holdings LLC
7.750%, 10/15/2022 (S)	300,000	307,500
Alliance One International, Inc.
9.875%, 07/15/2021	1,000,000	892,500
JBS USA LLC
7.250%, 06/01/2021 (S)	1,200,000	1,236,000
8.250%, 02/01/2020 (S)	700,000	736,750
Reynolds Group Issuer, Inc.
5.750%, 10/15/2020	900,000	922,500
7.875%, 08/15/2019	300,000	316,125
9.875%, 08/15/2019	1,500,000	1,590,000
The WhiteWave Foods Company
5.375%, 10/01/2022	800,000	824,000
US Foods, Inc. 8.500%, 06/30/2019	800,000	848,000
		7,673,375
Energy - 5.4%
Alpha Natural Resources, Inc.
7.500%, 08/01/2020 (S)	300,000	189,000
Antero Resources Finance Corp.
5.375%, 11/01/2021	600,000	580,500
Arch Coal, Inc. 7.000%, 06/15/2019	750,000	221,250
Bill Barrett Corp. 7.000%, 10/15/2022	500,000	402,500
BreitBurn Energy Partners LP
7.875%, 04/15/2022	500,000	386,250
California Resources Corp.
6.000%, 11/15/2024 (S)	1,700,000	1,436,500
Chesapeake Energy Corp.
5.750%, 03/15/2023	4,200,000	4,326,000

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Chesapeake Energy Corp. (continued)
6.875%, 11/15/2020	$100,000	$107,500
CONSOL Energy, Inc.
5.875%, 04/15/2022 (S)	1,300,000	1,209,000
8.250%, 04/01/2020	1,400,000	1,452,500
Denbury Resources, Inc.
5.500%, 05/01/2022	700,000	640,500
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/2017 (L)	1,000,000	650,000
EP Energy LLC 9.375%, 05/01/2020	1,000,000	1,010,000
Kinder Morgan, Inc.
5.625%, 11/15/2023 (S)	1,300,000	1,391,554
7.750%, 01/15/2032	300,000	369,000
Linn Energy LLC 8.625%, 04/15/2020	1,700,000	1,479,000
Midstates Petroleum Company, Inc.
10.750%, 10/01/2020	500,000	265,000
Niska Gas Storage Canada ULC
6.500%, 04/01/2019 (L)(S)	500,000	376,250
Peabody Energy Corp.
6.250%, 11/15/2021 (L)	1,500,000	1,282,500
Regency Energy Partners LP
5.875%, 03/01/2022	200,000	199,500
Rice Energy, Inc.
6.250%, 05/01/2022 (L)(S)	200,000	186,000
Sabine Pass Liquefaction LLC
5.750%, 05/15/2024	1,000,000	981,250
Sabine Pass LNG LP 7.500%, 11/30/2016	800,000	832,000
Samson Investment Company
9.750%, 02/15/2020	1,500,000	621,563
Sanchez Energy Corp. 7.750%, 06/15/2021	900,000	837,000
SandRidge Energy, Inc.
7.500%, 03/15/2021	500,000	320,000
W&T Offshore, Inc. 8.500%, 06/15/2019	1,500,000	982,500
		22,734,617
Financials - 4.4%
Bank of America Corp., (8.125% to
05/15/2018, then 3 month
LIBOR + 3.640%)
05/15/2018 (Q)	1,500,000	1,618,125
Citigroup, Inc.
7.000%, 11/13/2015 (S)	2,800,000	1,230,600
Citigroup, Inc. (6.300% to 05/15/2024,
then 3 month LIBOR + 3.423%)
05/15/2024 (Q)	1,500,000	1,477,500
JPMorgan Chase & Company (5.150% to
05/01/2023, then 3 month
LIBOR + 3.250%)
05/01/2023 (Q)	1,000,000	942,000
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%)
04/30/2018 (Q)	7,500,000	8,072,248
Nationstar Mortgage LLC
9.625%, 05/01/2019 (L)	1,700,000	1,797,750
OneMain Financial Holdings, Inc.
7.250%, 12/15/2021 (S)	1,500,000	1,537,500
Stena International SA
5.750%, 03/01/2024 (S)	800,000	752,000

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Wells Fargo & Company (5.900% to
06/15/2024, then 3 month
LIBOR + 3.110%)
06/15/2024 (Q)	$800,000	$806,000
		18,233,723
Health care - 1.7%
Community Health Systems, Inc.
5.125%, 08/01/2021	300,000	311,250
6.875%, 02/01/2022	500,000	529,688
HCA, Inc.
5.875%, 05/01/2023	1,000,000	1,053,750
6.500%, 02/15/2020	1,300,000	1,456,650
7.500%, 02/15/2022	1,200,000	1,371,000
Tenet Healthcare Corp.
8.000%, 08/01/2020	953,000	1,005,415
Valeant Pharmaceuticals International, Inc.
7.500%, 07/15/2021 (S)	1,400,000	1,512,000
		7,239,753
Industrials - 2.1%
Abengoa Finance SAU
8.875%, 11/01/2017 (S)	1,200,000	1,140,000
CEVA Group PLC 4.000%, 05/01/2018 (S)	2,100,000	1,827,000
HD Supply, Inc. 5.250%, 12/15/2021 (S)	500,000	508,750
Navistar International Corp.
8.250%, 11/01/2021	1,100,000	1,084,875
Ocean Rig UDW, Inc.
7.250%, 04/01/2019 (S)	3,000,000	2,100,000
Stena AB 7.000%, 02/01/2024 (S)	300,000	274,500
TransDigm, Inc.
6.000%, 07/15/2022	500,000	498,750
6.500%, 07/15/2024	500,000	502,500
United Rentals North America, Inc.
8.375%, 09/15/2020	900,000	965,250
		8,901,625
Information technology - 3.5%
BMC Software Finance, Inc.
8.125%, 07/15/2021 (S)	1,500,000	1,410,000
Boxer Parent Company, Inc., PIK
9.000%, 10/15/2019 (S)	200,000	170,000
CDW LLC 8.500%, 04/01/2019	991,000	1,044,266
First Data Corp.
8.250%, 01/15/2021 (S)	3,500,000	3,745,000
12.625%, 01/15/2021	3,050,000	3,621,875
First Data Corp., PIK
8.750%, 01/15/2022 (S)	1,504,000	1,616,800
Freescale Semiconductor, Inc.
8.050%, 02/01/2020	605,000	638,275
10.750%, 08/01/2020	1,676,000	1,831,030
Infor US, Inc. 9.375%, 04/01/2019	200,000	214,000
SRA International, Inc.
11.000%, 10/01/2019	300,000	318,750
		14,609,996
Materials - 1.4%
Algeco Scotsman Global Finance PLC
8.500%, 10/15/2018 (S)	1,000,000	965,000
AngloGold Ashanti Holdings PLC
8.500%, 07/30/2020	600,000	630,000
Cemex SAB de CV
5.875%, 03/25/2019 (S)	500,000	507,500
9.000%, 01/11/2018 (S)	644,000	663,320

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Income Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
First Quantum Minerals, Ltd.
6.750%, 02/15/2020 (S)		$517,000	$467,885
7.000%, 02/15/2021 (S)		517,000	465,300
FMG Resources August 2006 Pty, Ltd.
6.875%, 02/01/2018 (L)(S)		444,444	403,333
INEOS Finance PLC
8.375%, 02/15/2019 (S)		700,000	743,750
INEOS Group Holdings SA
5.875%, 02/15/2019 (S)		300,000	284,250
Walter Energy, Inc.
9.500%, 10/15/2019 (L)(S)		750,000	570,000
			5,700,338
Telecommunication services - 3.7%
CenturyLink, Inc. 6.750%, 12/01/2023		200,000	219,000
Frontier Communications Corp.
8.500%, 04/15/2020		500,000	557,500
Intelsat Jackson Holdings SA
5.500%, 08/01/2023		500,000	496,950
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)		3,000,000	3,412,200
11.500%, 11/15/2021		1,500,000	1,803,750
T-Mobile USA, Inc.
6.633%, 04/28/2021		2,500,000	2,565,625
6.731%, 04/28/2022		2,500,000	2,575,000
Telecom Italia SpA
5.303%, 05/30/2024 (S)		1,500,000	1,518,750
Verizon Communications, Inc.
5.150%, 09/15/2023		1,400,000	1,545,926
Wind Acquisition Finance SA
7.375%, 04/23/2021 (S)		1,000,000	943,800
			15,638,501
Utilities - 2.9%
Calpine Corp.
5.375%, 01/15/2023		1,500,000	1,515,000
5.750%, 01/15/2025		1,000,000	1,012,500
Dynegy Finance I, Inc.
6.750%, 11/01/2019 (S)		4,000,000	4,070,000
GenOn Energy, Inc. 7.875%, 06/15/2017		400,000	398,000
InterGen NV 7.000%, 06/30/2023 (S)		4,000,000	3,800,000
NGL Energy Partners LP
6.875%, 10/15/2021 (S)		1,000,000	985,000
NRG Yield Operating LLC
5.375%, 08/15/2024 (S)		300,000	304,500
			12,085,000
TOTAL CORPORATE BONDS (Cost $136,102,561)			$138,123,251
CONVERTIBLE BONDS - 1.5%
Consumer discretionary - 0.7%
Fiat Chrysler Automobiles NV
7.875%, 12/15/2016		1,000,000	1,075,000
Volkswagen International Finance NV
5.500%, 11/09/2015 (S)	EUR	1,500,000	2,007,473
			3,082,473
Energy - 0.6%
Cobalt International Energy, Inc.
3.125%, 05/15/2024		$4,000,000	2,687,500
Materials - 0.2%
Cemex SAB de CV 3.750%, 03/15/2018		605,000	729,403
TOTAL CONVERTIBLE BONDS (Cost $7,526,987)			$6,499,376

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) - 1.9%
Consumer discretionary - 0.8%
iHeartCommunications, Inc.
6.919%, 01/30/2019	$2,539,722	$2,388,926
7.669%, 07/30/2019	816,818	779,380
SuperMedia, Inc.
11.600%, 12/30/2016	141,251	112,207
		3,280,513
Industrials - 0.6%
Drillships Financing Holding, Inc.
6.000%, 03/31/2021	1,984,925	1,568,090
Navistar, Inc.
5.750%, 08/17/2017	760,128	754,427
		2,322,517
Information technology - 0.5%
First Data Corp.
3.667%, 03/23/2018	1,584,873	1,549,709
SRA International, Inc.
6.500%, 07/20/2018	746,952	745,551
		2,295,260
TOTAL TERM LOANS (Cost $8,351,066)		$7,898,290
COMMON STOCKS - 49.9%
Consumer discretionary - 2.9%
Automobiles - 1.6%
Ford Motor Company	225,000	$3,487,500
General Motors Company	92,416	3,226,243
		6,713,743
Hotels, restaurants and leisure - 0.1%
Las Vegas Sands Corp.	10,000	581,600
Media - 0.1%
Dex Media, Inc. (I)(L)	19,933	178,799
Multiline retail - 1.1%
Target Corp.	60,000	4,554,600
		12,028,742
Consumer staples - 0.8%
Beverages - 0.8%
PepsiCo, Inc.	35,920	3,396,595
Energy - 8.7%
Energy equipment and services - 0.5%
Halliburton Company	20,000	786,600
Schlumberger, Ltd.	15,000	1,281,150
		2,067,750
Oil, gas and consumable fuels - 8.2%
BP PLC, ADR	170,000	6,480,400
Canadian Oil Sands, Ltd.	100,000	896,884
Chevron Corp.	40,000	4,487,200
Devon Energy Corp.	15,000	918,150
Eni SpA	46,610	816,443
Exxon Mobil Corp.	29,790	2,754,086
HollyFrontier Corp.	27,390	1,026,577
Occidental Petroleum Corp.	10,000	806,100
Royal Dutch Shell PLC, ADR, Class A	154,414	10,338,017
Spectra Energy Corp.	73,370	2,663,331
The Williams Companies, Inc.	46,570	2,092,856
Total SA, ADR (L)	25,000	1,280,000
		34,560,044
		36,627,794

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Financials - 2.4%
Banks - 1.7%
Bank of America Corp.	15,260	$273,001
JPMorgan Chase & Company	42,160	2,638,373
Wells Fargo & Company	73,150	4,010,083
		6,921,457
Insurance - 0.7%
MetLife, Inc.	55,462	2,999,940
		9,921,397
Health care - 4.3%
Pharmaceuticals - 4.3%
Eli Lilly & Company	18,400	1,269,416
Johnson & Johnson	26,010	2,719,866
Merck & Company, Inc.	67,130	3,812,313
Pfizer, Inc.	200,000	6,230,000
Roche Holding AG	6,167	1,670,900
Sanofi, ADR	50,000	2,280,500
		17,982,995
		17,982,995
Industrials - 5.1%
Aerospace and defense - 1.7%
United Technologies Corp.	5,000	575,000
The Boeing Company	7,000	909,860
Lockheed Martin Corp.	19,290	3,714,675
Raytheon Company	19,110	2,067,129
		7,266,664
Air freight and logistics - 0.2%
CEVA Group PLC (I)	1,115	864,179
Commercial services and supplies - 1.3%
Republic Services, Inc.	47,620	1,916,705
Waste Management, Inc.	65,340	3,353,249
		5,269,954
Industrial conglomerates - 1.7%
General Electric Company	281,620	7,116,537
Machinery - 0.2%
Deere & Company	10,760	951,937
		21,469,271
Information technology - 3.9%
Communications equipment - 0.8%
Cisco Systems, Inc.	119,080	3,312,210
Semiconductors and semiconductor equipment - 1.6%
Texas Instruments, Inc.	53,370	2,853,427
Intel Corp.	109,590	3,977,021
		6,830,448
Software - 0.7%
Microsoft Corp.	61,640	2,863,178
Technology hardware, storage and peripherals - 0.8%
Apple, Inc.	31,650	3,493,527
		16,499,363
Materials - 7.9%
Chemicals - 4.4%
Agrium, Inc. (L)	35,000	3,315,200
BASF SE	20,000	1,677,618
E.I. du Pont de Nemours & Company	69,450	5,135,133
LyondellBasell Industries NV, Class A	30,000	2,381,700
The Dow Chemical Company	100,000	4,561,000

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
The Mosaic Company	35,000	$1,597,750
		18,668,401
Metals and mining - 3.5%
Barrick Gold Corp.	49,750	534,813
BHP Billiton PLC	161,680	3,465,020
Freeport-McMoRan, Inc.	137,150	3,203,824
Goldcorp, Inc.	65,440	1,211,949
Rio Tinto PLC, ADR (L)	134,483	6,194,287
		14,609,893
		33,278,294
Telecommunication services - 2.1%
Diversified telecommunication services - 1.9%
AT&T, Inc.	82,320	2,765,129
CenturyLink, Inc.	15,000	593,700
Telstra Corp., Ltd.	300,000	1,456,448
Verizon Communications, Inc.	65,070	3,043,975
		7,859,252
Wireless telecommunication services - 0.2%
Vodafone Group PLC	327,272	1,122,093
		8,981,345
Utilities - 11.8%
Electric utilities - 7.5%
Duke Energy Corp.	47,082	3,933,230
Entergy Corp.	35,000	3,061,800
Exelon Corp.	130,000	4,820,400
FirstEnergy Corp.	35,450	1,382,196
HK Electric Investments & HK
Electric Investments, Ltd. (S)	626,400	413,704
NextEra Energy, Inc.	53,345	5,670,040
Pinnacle West Capital Corp.	27,430	1,873,743
PPL Corp.	35,500	1,289,715
The Southern Company	110,000	5,402,100
Xcel Energy, Inc.	100,000	3,592,000
		31,438,928
Independent power and renewable electricity producers - 0.6%
Dynegy, Inc. (I)	80,168	2,433,099
Multi-utilities - 3.7%
Dominion Resources, Inc.	40,070	3,081,383
PG&E Corp.	112,400	5,984,176
Public Service Enterprise Group, Inc.	70,000	2,898,700
Sempra Energy	20,950	2,332,992
TECO Energy, Inc.	59,000	1,208,910
		15,506,161
		49,378,188
TOTAL COMMON STOCKS (Cost $178,706,195)		$209,563,984
PREFERRED SECURITIES - 4.9%
Energy - 0.8%
Energy equipment and services - 0.0%
Newco Acquisition Company, Ltd. (I)	31	31,000
Oil, gas and consumable fuels - 0.8%
Chesapeake Energy Corp., 5.750% (S)	1,900	1,945,125
SandRidge Energy, Inc., 7.000%	26,500	1,460,813
		3,405,938
		3,436,938

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Financials - 3.4%
Banks - 2.8%
Bank of America Corp., 7.250%	5,350	$6,221,890
Wells Fargo & Company, 7.500%	4,600	5,547,600
		11,769,490
Capital markets - 0.1%
Morgan Stanley (6.375% to 10/15/2024,
then 3 month LIBOR + 3.708%)	20,000	506,200
Real estate investment trusts - 0.2%
FelCor Lodging Trust, Inc., 1.950%	30,000	766,200
Thrifts and mortgage finance - 0.3%
Federal Home Loan Mortgage Corp.,
Series Z (Higher of 3 month
LIBOR + 4.160% or 7.875%) (I)	94,900	374,855
Federal National Mortgage Association,
Series Q, 6.750% (I)	73,600	220,064
Federal National Mortgage Association,
Series R, 7.625% (I)	60,200	204,078
Federal National Mortgage Association,
Series S (Higher of 3 month
LIBOR + 4.230% or 7.750%) (I)(L)	79,300	306,891
		1,105,888
		14,147,778
Information technology - 0.2%
Semiconductors and semiconductor equipment - 0.2%
Ceva, Inc. (I)	1,068	827,793
Utilities - 0.5%
Multi-utilities - 0.5%
Dominion Resources, Inc., 6.000%	8,500	511,020
Dominion Resources, Inc., 6.125%	8,500	510,085
Dominion Resources, Inc., 6.375%	18,600	967,386
		1,988,491
		1,988,491
TOTAL PREFERRED SECURITIES (Cost $24,925,511)		$20,401,000
WARRANTS - 0.0%
Dynegy, Inc. (Expiration Date: 10/02/2017;
Strike Price: $40.00) (I)	10,796	43,508
TOTAL WARRANTS (Cost $208,370)		$43,508
ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%
General Motors Company (I)	85,000	850
SuperMedia, Inc. (I)	651,025	0
		850
TOTAL ESCROW CERTIFICATES (Cost $326)		$850
EQUITY LINKED SECURITIES - 2.2%
Anadarko Petroleum Corp. (Barclays Bank
PLC) 6.000%, 09/02/2015 (S)	15,000	1,272,719
Anadarko Petroleum Corp. (JPMorgan
Chase & Company) 7.000%, 12/08/2015	20,000	1,693,400
Baker Hughes, Inc. (Credit Suisse AG)
6.000%, 11/13/2015	15,000	814,950
Bank of America Corp. (The Goldman
Sachs Group, Inc.) 6.000%, 11/12/2015	125,000	2,219,625
Freescale Semiconductor, Ltd. (Bank of
America Corp.) 7.000%, 12/23/2015	53,000	1,198,860

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
EQUITY LINKED SECURITIES (continued)
Intel Corp. (Bank of America Corp.)
6.500%, 11/25/2015	62,000	$2,245,392
TOTAL EQUITY LINKED SECURITIES (Cost $9,571,495)		$9,444,946
SECURITIES LENDING COLLATERAL - 4.2%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	1,747,101	17,480,796
TOTAL SECURITIES LENDING
COLLATERAL (Cost $17,481,516)		$17,480,796
Total Investments (Income Trust) (Cost $382,874,027) - 97.5%		$409,456,001
Other assets and liabilities, net - 2.5%		10,351,288
TOTAL NET ASSETS - 100.0%		$419,807,289

Investment Quality Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 34.0%
U.S. Government - 14.4%
Treasury Inflation Protected Securities
0.125%, 04/15/2019 to 07/15/2024	$15,977,858	$15,598,395
U.S. Treasury Bonds
3.000%, 11/15/2044	2,275,000	2,390,884
3.125%, 08/15/2044	6,305,000	6,787,723
5.375%, 02/15/2031	10,000	13,947
U.S. Treasury Notes
1.750%, 09/30/2019	20,380,000	20,494,638
2.750%, 02/15/2024	200,000	210,328
		45,495,915
U.S. Government Agency - 19.6%
Federal Home Loan Mortgage Corp.
3.000%, TBA (C)	2,300,000	2,387,841
3.500%, TBA (C)	1,200,000	1,248,271
4.000%, TBA (C)	2,600,000	2,772,221
4.500%, TBA (C)	4,000,000	4,337,183
5.000%, TBA (C)	2,200,000	2,425,156
5.000%, 12/01/2034	408,336	451,705
6.500%, 04/01/2029 to 08/01/2034	36,495	42,013
7.500%, 08/01/2025 to 05/01/2028	13,536	15,690
Federal National Mortgage Association
2.500%, TBA (C)	1,700,000	1,727,395
2.500%, 12/01/2042 to 03/01/2043	2,019,084	1,978,386
3.000%, TBA (C)	10,000,000	10,120,846
4.000%, TBA (C)	6,500,000	6,940,781
4.500%, TBA (C)	6,500,000	7,058,079
5.000%, TBA (C)	1,800,000	1,988,733
Government National
Mortgage Association
3.500%, TBA (C)	2,100,000	2,205,484
4.000%, TBA (C)	7,700,000	8,253,977
4.000%, 11/15/2040 to 02/15/2042	152,621	164,368
4.500%, TBA (C)	6,400,000	6,994,040
6.000%, 08/15/2032 to 04/15/2035	98,132	112,638
6.500%, 06/15/2028 to 02/15/2035	54,038	62,550
7.000%, 11/15/2031 to 11/15/2033	382,729	445,110

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association (continued)
8.000%, 07/15/2030		$6,481	$7,800
			61,740,267
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $106,506,624)			$107,236,182
FOREIGN GOVERNMENT
OBLIGATIONS - 2.7%
Angola - 0.1%
Republic of Angola 7.000%, 08/16/2019		250,000	248,750
Brazil - 0.6%
Federative Republic of Brazil
2.625%, 01/05/2023		325,000	295,750
5.875%, 01/15/2019		750,000	836,250
Federative Republic of Brazil, 0.000%
(Linked to Brazilian SELIC, no
payments until maturity),
09/01/2020 (I)	BRL	352,000	865,683
			1,997,683
Colombia - 0.1%
Republic of Colombia
6.000%, 04/28/2028	COP	704,600,000	257,261
Costa Rica - 0.1%
Republic of Costa Rica
5.625%, 04/30/2043		$350,000	287,875
Dominican Republic - 0.2%
Government of Dominican Republic
11.500%, 05/10/2024 (S)	DOP	30,000,000	674,494
Ethiopia - 0.1%
Federal Democratic Republic of Ethiopia
6.625%, 12/11/2024 (S)		$200,000	195,000
Kazakhstan - 0.1%
Republic of Kazakhstan
4.875%, 10/14/2044 (S)		350,000	320,250
Kenya - 0.1%
Republic of Kenya 6.875%, 06/24/2024		300,000	314,250
Mexico - 0.6%
Government of Mexico
4.000%, 06/13/2019 to 11/08/2046	MXN	11,746,596	891,016
4.000%, 10/02/2023		$300,000	311,250
4.750%, 03/08/2044		700,000	729,750
			1,932,016
Nigeria - 0.1%
Federal Republic of Nigeria
5.125%, 07/12/2018		475,000	470,250
Romania - 0.2%
Government of Romania
4.375%, 08/22/2023		450,000	473,063
Russia - 0.1%
Government of Russia
7.500%, 02/27/2019	RUB	18,650,000	236,387
South Africa - 0.1%
Republic of South Africa
7.750%, 02/28/2023	ZAR	3,625,000	311,804

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Uruguay - 0.2%
Republic of Uruguay
4.250%, 04/05/2027	UYU	14,092,409	$571,057
4.375%, 12/15/2028		2,981,087	122,174
			693,231
Venezuela - 0.0%
Republic of Venezuela
7.000%, 03/31/2038		$375,000	153,375
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $9,239,493)			$8,565,689
CORPORATE BONDS - 34.8%
Consumer discretionary - 4.2%
21st Century Fox America, Inc.
7.750%, 01/20/2024		622,000	802,721
7.850%, 03/01/2039		225,000	333,745
Amazon.com, Inc.
4.950%, 12/05/2044		475,000	491,062
Buffalo Thunder Development Authority
11.000%, 12/09/2022		39,655	33,362
CCO Holdings LLC
5.125%, 02/15/2023		5,000	4,888
5.250%, 09/30/2022		75,000	74,813
5.750%, 09/01/2023		35,000	35,438
Comcast Cable Communications LLC
8.500%, 05/01/2027		556,000	797,865
Comcast Corp.
4.750%, 03/01/2044		295,000	328,746
Cox Communications, Inc.
4.800%, 02/01/2035 (S)		150,000	156,281
5.875%, 12/01/2016 (S)		850,000	919,047
DIRECTV Holdings LLC
1.750%, 01/15/2018		500,000	496,743
2.400%, 03/15/2017		225,000	229,259
3.950%, 01/15/2025		120,000	120,944
DISH DBS Corp.
5.875%, 07/15/2022		10,000	10,250
6.750%, 06/01/2021		281,000	302,075
Ford Motor Credit Company LLC
3.875%, 01/15/2015		350,000	350,266
5.000%, 05/15/2018		255,000	277,070
Gannett Company, Inc.
5.125%, 10/15/2019 to 07/15/2020		445,000	454,463
General Motors Company
5.200%, 04/01/2045		70,000	73,850
General Motors Financial Company, Inc.
3.500%, 07/10/2019		660,000	673,941
4.750%, 08/15/2017		545,000	574,757
Group 1 Automotive, Inc.
5.000%, 06/01/2022 (S)		80,000	78,200
Lennar Corp.
4.500%, 06/15/2019		75,000	75,000
Sally Holdings LLC
5.750%, 06/01/2022		40,000	41,900
Sky PLC
2.625%, 09/16/2019 (S)		490,000	490,182
Sotheby’s
5.250%, 10/01/2022 (S)		120,000	113,400
TCI Communications, Inc.
8.750%, 08/01/2015		692,000	724,020
The Ryland Group, Inc.
5.375%, 10/01/2022		60,000	58,200

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Time Warner Cable, Inc.
5.000%, 02/01/2020	$650,000	$716,290
5.875%, 11/15/2040	360,000	429,248
6.750%, 07/01/2018	250,000	286,719
Time Warner, Inc.
2.100%, 06/01/2019	490,000	482,750
5.875%, 11/15/2016	290,000	314,435
6.100%, 07/15/2040	180,000	219,208
7.700%, 05/01/2032	598,000	849,472
Viacom, Inc.
5.625%, 09/15/2019	75,000	84,230
Videotron, Ltd.
5.375%, 06/15/2024 (S)	175,000	178,500
Volkswagen Group of America
Finance LLC
1.600%, 11/20/2017 (S)	490,000	488,244
		13,171,584
Consumer staples - 1.1%
Altria Group, Inc.
9.250%, 08/06/2019	80,000	102,819
9.700%, 11/10/2018	236,000	299,675
10.200%, 02/06/2039	97,000	168,891
Anheuser-Busch InBev Worldwide, Inc.
0.800%, 07/15/2015	325,000	325,548
Coca-Cola Enterprises, Inc.
2.125%, 09/15/2015	780,000	787,878
ESAL GmbH
6.250%, 02/05/2023	325,000	307,938
Grupo Bimbo SAB de CV
4.875%, 06/27/2044 (S)	740,000	744,440
Sysco Corp.
2.350%, 10/02/2019	415,000	417,259
Wal-Mart Stores, Inc.
4.300%, 04/22/2044	100,000	109,155
6.500%, 08/15/2037	200,000	275,204
		3,538,807
Energy - 3.3%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	400,000	427,862
BP Capital Markets PLC
2.521%, 01/15/2020	235,000	235,275
California Resources Corp.
5.000%, 01/15/2020 (S)	5,000	4,338
5.500%, 09/15/2021 (S)	35,000	29,925
6.000%, 11/15/2024 (S)	5,000	4,225
Cenovus Energy, Inc.
5.200%, 09/15/2043	425,000	409,306
CenterPoint Energy Resources Corp.
6.125%, 11/01/2017	275,000	307,902
CNPC General Capital, Ltd.
1.950%, 04/16/2018 (S)	655,000	642,987
Concho Resources, Inc.
6.500%, 01/15/2022	25,000	26,125
Denbury Resources, Inc.
5.500%, 05/01/2022	50,000	45,750
Energy Transfer Equity LP
7.500%, 10/15/2020	200,000	222,000
Energy Transfer Partners LP
3.600%, 02/01/2023	760,000	735,428
5.950%, 10/01/2043	600,000	658,079
Harvest Operations Corp.
6.875%, 10/01/2017	165,000	159,019

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Hess Corp.
1.300%, 06/15/2017		$330,000	$325,255
Kinder Morgan Energy Partners LP
5.500%, 03/01/2044		305,000	310,044
Kinder Morgan, Inc.
3.050%, 12/01/2019		115,000	114,086
4.300%, 06/01/2025		270,000	270,906
6.500%, 09/15/2020		20,000	22,630
Lukoil International Finance BV
3.416%, 04/24/2018 (S)		815,000	692,750
MarkWest Energy Partners LP
4.875%, 12/01/2024		45,000	43,988
6.750%, 11/01/2020		40,000	41,600
MEG Energy Corp.
7.000%, 03/31/2024 (S)		67,000	60,635
Newfield Exploration Company
6.875%, 02/01/2020		140,000	142,100
Nexen Energy ULC
6.200%, 07/30/2019		90,000	103,724
7.500%, 07/30/2039		125,000	173,481
Peabody Energy Corp.
6.500%, 09/15/2020 (L)		220,000	190,850
Petrobras Global Finance BV
5.375%, 10/01/2029	GBP	425,000	526,612
Petrobras International Finance
Company SA
5.375%, 01/27/2021		$410,000	379,894
Petroleos Mexicanos
5.500%, 06/27/2044		375,000	382,500
Plains All American Pipeline LP
2.600%, 12/15/2019		775,000	769,613
SM Energy Company
6.125%, 11/15/2022 (S)		20,000	18,800
State Oil Company of the Azerbaijan
Republic
4.750%, 03/13/2023		325,000	313,646
Sunoco Logistics Partners Operations LP
4.250%, 04/01/2024		210,000	212,363
Tesoro Corp.
5.125%, 04/01/2024		45,000	44,663
Tesoro Logistics LP
5.500%, 10/15/2019 (S)		55,000	54,588
6.250%, 10/15/2022 (S)		85,000	84,788
Williams Partners LP
3.900%, 01/15/2025		565,000	543,008
4.300%, 03/04/2024		465,000	464,145
WPX Energy, Inc.
5.250%, 09/15/2024		30,000	27,900
6.000%, 01/15/2022		20,000	19,250
			10,242,040
Financials - 16.0%
Ally Financial, Inc.
3.750%, 11/18/2019		170,000	167,450
American Express Company
3.625%, 12/05/2024		875,000	882,293
American Tower Corp.
3.400%, 02/15/2019		270,000	274,811
3.450%, 09/15/2021		425,000	417,835
5.000%, 02/15/2024		280,000	296,931
AXA Equitable Life Insurance Company
7.700%, 12/01/2015 (S)		680,000	718,043

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Banco Bilbao Vizcaya Argentaria SA
(7.000% to 02/19/2019, then 5 year
Euro Swap Rate + 6.155%)
02/19/2019 (Q)	EUR	600,000	$739,642
Banco Bilbao Vizcaya Argentaria SA
(9.000% to 05/19/2018, then 5 Year
U.S. Swap Rate + 8.262%)
05/19/2018 (Q)		$400,000	428,000
Banco del Estado De Chile
3.875%, 02/08/2022		150,000	151,426
Banco do Brasil SA (6.250% to
04/15/2024, then 10 Year
CMT + 4.398%)
04/15/2024 (Q)		400,000	292,000
Banco Santander SA (6.250% to
03/12/2019, then 5 year Euro Swap
Rate + 5.410%)
03/12/2019 (Q)	EUR	900,000	1,061,819
Bank of America Corp.
4.200%, 08/26/2024		$170,000	173,183
5.625%, 07/01/2020		945,000	1,075,968
6.400%, 08/28/2017		850,000	947,104
7.750%, 05/14/2038		825,000	1,165,151
Bank of Ireland
10.000%, 07/30/2016	EUR	200,000	261,004
Barclays Bank PLC
6.050%, 12/04/2017 (S)		$1,530,000	1,684,801
Barclays Bank PLC (7.750% to
04/10/2018, then 5 Year U.S. Swap
Rate + 6.833%)
04/10/2023		200,000	218,000
Barclays PLC (8.000% to 12/15/2020,
then 5 Year Euro Swap Rate + 6.750%)
12/15/2020 (Q)	EUR	200,000	251,872
Barclays PLC (8.250% to 12/15/2018,
then 5 year U.S. Swap Rate + 6.705%)
12/15/2018 (Q)		$225,000	230,607
BPCE SA
2.500%, 12/10/2018		575,000	582,839
5.150%, 07/21/2024 (S)		440,000	453,407
5.700%, 10/22/2023 (S)		595,000	638,891
Brandywine Operating Partnership LP
4.950%, 04/15/2018		400,000	429,982
5.700%, 05/01/2017		825,000	889,052
Capital One Financial Corp.
6.150%, 09/01/2016		950,000	1,021,162
CIT Group, Inc.
5.500%, 02/15/2019 (S)		375,000	395,625
Citigroup, Inc.
5.375%, 08/09/2020		28,000	31,824
5.500%, 09/13/2025		320,000	354,082
6.125%, 08/25/2036		850,000	1,013,260
6.675%, 09/13/2043		180,000	232,750
8.500%, 05/22/2019		850,000	1,059,157
Credit Agricole SA (6.500% to
06/23/2021, then 5 Year U.S. Swap
Rate + 5.120%)
06/23/2021 (Q)	EUR	275,000	337,922
Credit Agricole SA (8.125% to
09/19/2018, then 5 Year U.S. Swap
Rate + 6.283%)
09/19/2033 (S)		$200,000	223,135

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Credit Suisse AG (5.750% to 09/18/2020,
then 5 Year Euro Swap Rate + 4.000%)
09/18/2025	EUR	200,000	$273,471
Credit Suisse Group Guernsey I, Ltd.
(7.875% to 08/24/2016, then 5 Year
U.S. Swap Rate + 5.220%)
02/24/2041		$100,000	106,000
Development Bank of Kazakhstan JSC
4.125%, 12/10/2022		200,000	168,000
Discover Financial Services
6.450%, 06/12/2017		635,000	701,646
Duke Realty LP
3.750%, 12/01/2024		145,000	146,712
6.750%, 03/15/2020		340,000	400,238
Equity One, Inc.
6.000%, 09/15/2017		400,000	438,890
Everest Reinsurance Holdings, Inc.
(6.600% to 05/15/2017, then 3 month
LIBOR + 2.385%)
05/15/2037		800,000	818,000
General Electric Capital Corp.
5.875%, 01/14/2038		75,000	94,902
General Electric Capital Corp. (6.250% to
12/15/2022, then 3 month
LIBOR + 4.704%)
12/15/2022 (Q)		400,000	435,500
Hartford Financial Services Group, Inc.
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.6025%)
06/15/2038		195,000	223,242
HCP, Inc.
4.200%, 03/01/2024		175,000	182,207
Health Care REIT, Inc.
4.500%, 01/15/2024		350,000	370,646
5.250%, 01/15/2022		631,000	701,156
HSBC Holdings PLC
6.500%, 09/15/2037		165,000	212,006
6.800%, 06/01/2038		355,000	470,792
HSBC Holdings PLC (5.625% to
01/17/2020, then 5 Year
ISDAFIX + 3.626%)
01/17/2020 (Q)		400,000	401,400
HSBC USA, Inc.
2.375%, 02/13/2015		360,000	360,729
Intesa Sanpaolo SpA
2.375%, 01/13/2017		600,000	605,284
JPMorgan Chase & Company
2.600%, 01/15/2016		310,000	315,364
3.375%, 05/01/2023		165,000	163,237
4.250%, 10/15/2020		225,000	241,898
4.850%, 02/01/2044		445,000	493,640
5.625%, 08/16/2043		905,000	1,052,427
6.000%, 01/15/2018		600,000	671,303
6.300%, 04/23/2019		180,000	209,084
KBC Groep NV (5.625% to 03/19/2019,
then 5 Year Euro Swap Rate + 4.759%)
03/19/2019 (Q)	EUR	120,000	141,939
Kimco Realty Corp.
5.584%, 11/23/2015		$310,000	322,358
6.875%, 10/01/2019		560,000	663,695
Liberty Property LP
3.375%, 06/15/2023		180,000	175,484
4.125%, 06/15/2022		150,000	155,494

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Liberty Property LP (continued)
6.625%, 10/01/2017		$210,000	$235,341
Lloyds Banking Group PLC (6.375% to
06/27/2020, then 5 Year Euro Swap
Rate + 5.290%)
06/27/2020 (Q)	EUR	450,000	553,371
Lloyds Banking Group PLC (7.000% to
06/27/2019, then 5 Year British Pound
Swap Rate + 5.060%)
06/27/2019 (Q)	GBP	200,000	309,382
Marsh & McLennan Companies, Inc.
2.550%, 10/15/2018		$280,000	284,734
3.500%, 03/10/2025		235,000	236,494
Massachusetts Mutual Life
Insurance Company
5.375%, 12/01/2041 (S)		140,000	166,471
8.875%, 06/01/2039 (S)		410,000	661,534
MetLife, Inc.
1.756%, 12/15/2017		335,000	336,131
Morgan Stanley
1.875%, 01/05/2018		275,000	274,333
4.350%, 09/08/2026		300,000	301,793
4.875%, 11/01/2022		361,000	383,410
5.550%, 04/27/2017		355,000	385,352
6.625%, 04/01/2018		1,225,000	1,395,318
MSCI, Inc.
5.250%, 11/15/2024 (S)		30,000	31,050
Nationwide Building Society (6.875% to
06/20/2019, then 5 year British Pound
Swap Rate + 4.880%)
06/20/2019 (Q)	GBP	460,000	699,929
Navient Corp.
5.500%, 01/15/2019		$120,000	122,700
7.250%, 01/25/2022		55,000	59,675
8.000%, 03/25/2020		10,000	11,046
8.450%, 06/15/2018		100,000	111,500
PNC Funding Corp.
5.625%, 02/01/2017		1,100,000	1,187,223
Prologis LP
3.350%, 02/01/2021		925,000	937,421
Realty Income Corp.
3.250%, 10/15/2022		245,000	241,529
6.750%, 08/15/2019		410,000	482,963
Royal Bank of Scotland Group PLC
5.125%, 05/28/2024		490,000	498,424
Santander Bank NA
8.750%, 05/30/2018		250,000	297,751
Societe Generale SA (6.750% to
04/07/2021, then 5 year U.S. Swap
Rate +5.538%)
04/07/2021 (Q)	EUR	425,000	499,100
Societe Generale SA (8.250% to
11/29/2018, then 5 Year U.S. Swap
Rate + 6.394%)
11/29/2018 (Q)		$725,000	744,756
Sumitomo Mitsui Financial Group, Inc.
4.436%, 04/02/2024 (S)		800,000	828,314
Sun Canada Financial Company
7.250%, 12/15/2015 (S)		1,471,000	1,556,200
The Bear Stearns Companies LLC
6.400%, 10/02/2017		85,000	95,199
7.250%, 02/01/2018		230,000	265,087

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Export-Import Bank of China
3.625%, 07/31/2024	$625,000	$631,099
The Goldman Sachs Group, Inc.
2.375%, 01/22/2018	925,000	934,342
6.250%, 02/01/2041	255,000	322,357
6.750%, 10/01/2037	865,000	1,087,629
UDR, Inc.
3.700%, 10/01/2020	165,000	171,049
UniCredit SpA (8.000% to 06/03/2024,
then 5 Year U.S. Swap Rate + 5.180%)
06/03/2024 (Q)	200,000	194,300
Ventas Realty LP
2.700%, 04/01/2020	295,000	291,916
4.750%, 06/01/2021	275,000	298,896
Wells Fargo & Company
3.450%, 02/13/2023	350,000	354,723
4.100%, 06/03/2026	905,000	924,962
4.125%, 08/15/2023	370,000	388,345
		50,610,921
Health care - 2.7%
Actavis Funding SCS
3.850%, 06/15/2024	825,000	829,215
Amgen, Inc.
5.150%, 11/15/2041	105,000	118,351
6.900%, 06/01/2038	205,000	271,575
Anthem, Inc.
2.300%, 07/15/2018	25,000	25,138
5.100%, 01/15/2044	125,000	140,469
7.000%, 02/15/2019	485,000	571,491
Bayer US Finance LLC
2.375%, 10/08/2019 (S)	250,000	250,992
Cardinal Health, Inc.
3.500%, 11/15/2024	645,000	643,179
Celgene Corp.
4.625%, 05/15/2044	430,000	446,024
Community Health Systems, Inc.
5.125%, 08/01/2021	75,000	77,813
Express Scripts Holding Company
2.100%, 02/12/2015	1,375,000	1,376,686
Gilead Sciences, Inc.
3.500%, 02/01/2025	250,000	256,600
HCA, Inc.
5.875%, 03/15/2022	130,000	142,350
6.500%, 02/15/2020	365,000	408,983
Mckesson Corp.
1.400%, 03/15/2018	405,000	400,029
Medtronic PLC
3.150%, 03/15/2022 (S)	460,000	467,326
Medtronic, Inc.
2.500%, 03/15/2020 (S)	510,000	511,338
4.625%, 03/15/2045 (S)	225,000	243,898
Tenet Healthcare Corp.
6.000%, 10/01/2020	385,000	413,425
UnitedHealth Group, Inc.
1.400%, 10/15/2017	375,000	374,660
2.300%, 12/15/2019	525,000	527,046
WellCare Health Plans, Inc.
5.750%, 11/15/2020	85,000	87,763
		8,584,351
Industrials - 2.0%
AerCap Ireland Capital, Ltd.
4.500%, 05/15/2021 (S)	170,000	172,125

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Air Lease Corp.
4.500%, 01/15/2016	$725,000	$744,938
Canadian Pacific Railway Company
9.450%, 08/01/2021	175,000	239,536
Caterpillar Financial Services Corp.
2.250%, 12/01/2019	1,000,000	1,001,095
Clean Harbors, Inc.
5.125%, 06/01/2021	20,000	19,950
5.250%, 08/01/2020	91,000	91,455
CNH Industrial Capital LLC
3.375%, 07/15/2019 (S)	25,000	23,875
Huntington Ingalls Industries, Inc.
7.125%, 03/15/2021	161,000	173,880
Hutchison Whampoa International 11, Ltd.
3.500%, 01/13/2017 (S)	1,060,000	1,098,224
Kansas City Southern de Mexico SA
de CV
3.000%, 05/15/2023	675,000	656,257
Penske Truck Leasing Company LP
4.250%, 01/17/2023 (S)	975,000	1,012,031
4.875%, 07/11/2022 (S)	125,000	134,652
Raytheon Company
3.150%, 12/15/2024	180,000	180,540
Ryder System, Inc.
2.550%, 06/01/2019	235,000	235,323
Sensata Technologies BV
5.625%, 11/01/2024 (S)	10,000	10,375
The ADT Corp.
6.250%, 10/15/2021 (L)	200,000	205,500
Waste Management, Inc.
6.375%, 03/11/2015	375,000	378,873
		6,378,629
Information technology - 0.6%
Activision Blizzard, Inc.
5.625%, 09/15/2021 (S)	200,000	210,000
Alibaba Group Holding, Ltd.
4.500%, 11/28/2034 (S)	220,000	226,163
Audatex North America, Inc.
6.000%, 06/15/2021 (S)	45,000	46,350
6.125%, 11/01/2023 (S)	55,000	56,788
Cardtronics, Inc.
5.125%, 08/01/2022 (S)	90,000	87,750
NCR Corp.
4.625%, 02/15/2021	190,000	184,300
5.000%, 07/15/2022	20,000	19,500
TSMC Global, Ltd.
1.625%, 04/03/2018 (S)	925,000	907,906
		1,738,757
Materials - 1.1%
ABJA Investment Company Pte, Ltd.
5.950%, 07/31/2024	545,000	543,910
ArcelorMittal
5.750%, 08/05/2020	205,000	212,688
Building Materials Corp. of America
5.375%, 11/15/2024 (S)	180,000	179,550
CF Industries, Inc.
5.150%, 03/15/2034	665,000	695,589
Clearwater Paper Corp.
5.375%, 02/01/2025 (S)	85,000	83,725
Eagle Spinco, Inc.
4.625%, 02/15/2021	100,000	94,750

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
FMG Resources August 2006 Pty, Ltd.
6.875%, 04/01/2022 (L)(S)	$115,000	$95,738
Freeport-McMoran, Inc.
4.000%, 11/14/2021	510,000	505,309
5.450%, 03/15/2043	100,000	94,557
Glencore Funding LLC
1.700%, 05/27/2016 (S)	405,000	405,732
Graphic Packaging International, Inc.
4.875%, 11/15/2022	90,000	90,450
NOVA Chemicals Corp.
5.000%, 05/01/2025 (S)	125,000	124,063
Steel Dynamics, Inc.
5.125%, 10/01/2021 (S)	30,000	30,563
5.500%, 10/01/2024 (S)	45,000	46,125
Union Andina De Cementos SAA
5.875%, 10/30/2021 (S)	205,000	207,973
United States Steel Corp.
7.375%, 04/01/2020	90,000	94,500
		3,505,222
Telecommunication services - 2.4%
AT&T, Inc.
4.800%, 06/15/2044	310,000	315,876
SBA Tower Trust
2.933%, 12/15/2017 (S)	520,000	526,615
3.598%, 04/15/2018 (S)	730,000	731,837
Sprint Communications, Inc.
7.000%, 03/01/2020 (S)	150,000	162,000
9.000%, 11/15/2018 (S)	80,000	90,992
Sprint Corp.
7.125%, 06/15/2024	195,000	181,350
T-Mobile USA, Inc.
6.125%, 01/15/2022	10,000	10,150
6.464%, 04/28/2019	155,000	161,200
6.500%, 01/15/2024	15,000	15,375
6.633%, 04/28/2021	65,000	66,706
6.731%, 04/28/2022	175,000	180,250
6.836%, 04/28/2023	25,000	25,813
Verizon Communications, Inc.
2.625%, 02/21/2020 (S)	611,000	604,014
4.400%, 11/01/2034	480,000	477,111
4.862%, 08/21/2046 (S)	315,000	323,577
5.012%, 08/21/2054 (S)	595,000	615,557
5.150%, 09/15/2023	1,275,000	1,407,897
6.550%, 09/15/2043	1,081,000	1,384,922
VimpelCom Holdings BV
5.950%, 02/13/2023 (S)	365,000	277,218
		7,558,460
Utilities - 1.4%
AES Corp.
5.500%, 03/15/2024	195,000	197,886
Calpine Corp.
5.875%, 01/15/2024 (S)	35,000	37,275
CenterPoint Energy, Inc.
6.500%, 05/01/2018	165,000	188,621
Consolidated Edison Company Of New
York, Inc.
3.300%, 12/01/2024	220,000	224,026
DPL, Inc.
7.250%, 10/15/2021	45,000	45,900
Edison International
3.750%, 09/15/2017	495,000	522,474

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Empresa Electrica Angamos SA
4.875%, 05/25/2029 (S)	$475,000	$466,688
Eskom Holdings SOC, Ltd.
5.750%, 01/26/2021 (S)	625,000	628,125
NRG Energy, Inc.
6.250%, 07/15/2022	75,000	76,688
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	145,000	218,293
Pacific Gas & Electric Company
3.750%, 02/15/2024	265,000	275,923
Progress Energy, Inc.
7.000%, 10/30/2031	270,000	371,054
Puget Sound Energy, Inc.
5.757%, 10/01/2039	15,000	19,526
7.000%, 03/09/2029	346,000	449,884
Sierra Pacific Power Company
6.000%, 05/15/2016	425,000	453,841
Wisconsin Energy Corp.
6.200%, 04/01/2033	217,000	285,161
		4,461,365
TOTAL CORPORATE BONDS (Cost $106,203,506)		$109,790,136
CAPITAL PREFERRED SECURITIES - 0.3%
Financials - 0.3%
ACE Capital Trust II ,
9.700%, 04/01/2030	527,000	785,494
TOTAL CAPITAL PREFERRED SECURITIES (Cost $708,051)		$785,494
MUNICIPAL BONDS - 1.8%
Chicago O’Hare International Airport
(Illinois) 6.845%, 01/01/2038	290,000	331,090
Los Angeles Unified School District
(California) 5.750%, 07/01/2034	50,000	63,424
New Jersey State Turnpike Authority
7.414%, 01/01/2040	465,000	701,211
Port Authority of New York & New Jersey
6.040%, 12/01/2029	400,000	516,184
Puerto Rico Commonwealth Government
Employees Retirement System, Series A
6.150%, 07/01/2038	475,000	242,364
6.200%, 07/01/2039	525,000	267,845
Puerto Rico Commonwealth Government
Employees Retirement System, Series B
6.550%, 07/01/2058	195,000	99,452
Puerto Rico Commonwealth Government
Employees Retirement System, Series C
6.300%, 07/01/2043	710,000	362,185
State of California
7.300%, 10/01/2039	550,000	807,037
7.550%, 04/01/2039	350,000	539,504
7.600%, 11/01/2040	75,000	118,732
State of Illinois 4.511%, 03/01/2015	400,000	402,776
State of Illinois, GO 5.665%, 03/01/2018	675,000	741,670
University of California
4.601%, 05/15/2031	495,000	543,193
5.770%, 05/15/2043	35,000	44,886
TOTAL MUNICIPAL BONDS (Cost $4,902,264)		$5,781,553
TERM LOANS (M) - 3.8%
Consumer discretionary - 1.5%
24 Hour Fitness Worldwide, Inc.
4.750%, 05/28/2021	99,500	95,769

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) (continued)
Consumer discretionary (continued)
99 Cents Only Stores
4.500%, 01/11/2019	$172,813	$170,796
Acosta Holdco, Inc.
5.000%, 09/26/2021	100,000	99,650
Advantage Sales & Marketing, Inc.
4.250%, 07/23/2021	530,123	523,331
Aristocrat Leisure, Ltd.
4.750%, 10/20/2021	115,000	112,700
BJ’s Wholesale Club, Inc.
4.500%, 09/26/2019	524,204	513,938
CCO Safari LLC
4.250%, 09/12/2021	100,000	100,375
CityCenter Holdings LLC
4.250%, 10/16/2020	204,585	202,539
Delta 2 Lux SARL
4.750%, 07/30/2021	150,000	146,063
Hilton Worldwide Finance LLC
3.500%, 10/26/2020	342,105	337,401
ION Media Networks, Inc.
4.750%, 12/18/2020	178,650	176,864
Neiman Marcus Group, Ltd. LLC
4.250%, 10/25/2020	440,558	430,523
Scientific Games International, Inc.
6.000%, 10/01/2021	115,000	113,111
Serta Simmons Holdings LLC
4.250%, 10/01/2019	234,377	230,825
SRAM LLC
4.013%, 04/10/2020	268,895	259,484
The ServiceMaster Company LLC
4.250%, 07/01/2021	446,603	437,782
Town Sports International LLC
4.500%, 11/16/2020	279,827	197,278
Tribune Media Company
4.000%, 12/27/2020	556,133	546,401
		4,694,830
Consumer staples - 0.1%
Albertson’s Holdings LLC
4.500%, 08/25/2021	210,000	209,803
Energy - 0.2%
Arch Coal, Inc.
6.250%, 05/16/2018	123,421	101,884
Sandy Creek Energy Associates LP
5.000%, 11/06/2020	326,682	319,535
Seadrill Operating LP
4.000%, 02/21/2021	109,173	84,391
Western Refining, Inc.
4.250%, 11/12/2020	148,500	143,859
		649,669
Financials - 0.4%
ARG IH Corp.
4.750%, 11/15/2020	108,900	108,219
Asurion LLC
4.250%, 07/08/2020	394,987	382,150
8.500%, 03/03/2021	145,000	143,822
Gardner Denver, Inc.
4.250%, 07/30/2020	395,000	369,325
The Brickman Group, Ltd. LLC
4.000%, 12/18/2020	242,553	235,580
		1,239,096

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) (continued)
Health care - 0.4%
Brand Energy & Infrastructure
Services, Inc.
4.750%, 11/26/2020	$202,950	$195,847
Community Health Systems, Inc.
4.250%, 01/27/2021	108,900	108,537
Medpace Holdings, Inc.
4.750%, 04/01/2021	114,340	113,053
Opal Acquisition, Inc.
5.000%, 11/27/2020	495,000	488,503
PRA Holdings, Inc.
4.500%, 09/23/2020	217,062	213,535
Salix Pharmaceuticals, Ltd.
4.250%, 01/02/2020	275,500	271,712
		1,391,187
Industrials - 0.3%
AFGlobal Corp.
5.000%, 12/19/2019	118,505	106,654
Filtration Group, Inc.
4.500%, 11/21/2020	138,600	137,907
Fly Funding II SARL
4.500%, 08/09/2019	156,750	155,770
Gates Global LLC
4.250%, 07/05/2021	134,663	130,719
RBS Global, Inc.
4.000%, 08/21/2020	395,000	385,915
		916,965
Information technology - 0.3%
Avago Technologies Cayman, Ltd.
3.750%, 05/06/2021	134,325	133,597
First Data Corp.
3.667%, 03/23/2018	150,000	146,672
Freescale Semiconductor, Inc.
4.250%, 02/28/2020	320,942	312,276
Zayo Group LLC
4.000%, 07/02/2019	394,441	390,355
		982,900
Materials - 0.3%
Berry Plastics Group, Inc.
3.750%, 01/06/2021	548,197	533,350
Coveris Holdings SA
5.250%, 05/08/2019	222,750	221,451
FMG Resources August 2006 Pty, Ltd.
3.750%, 06/30/2019	392,016	356,245
		1,111,046
Telecommunication services - 0.3%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	647,000	637,025
Level 3 Financing, Inc.
4.000%, 01/15/2020	200,000	198,500
		835,525
TOTAL TERM LOANS (Cost $12,376,000)		$12,031,021
COLLATERALIZED MORTGAGE
OBLIGATIONS - 12.9%
Commercial and residential - 12.8%
Alternative Loan Trust
Series 2005-56, Class 5A1,
0.489%, 11/25/2035 (P)	188,344	149,891
Series 2006-9T1, Class A1,
5.750%, 05/25/2036	220,307	186,862

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Alternative Loan Trust (continued)
Series 2007-19, Class 2A1,
6.500%, 08/25/2037	$106,133	$75,697
Series 2007-9T1, Class 2A1,
6.000%, 05/25/2037	108,103	87,883
American Home Mortgage Assets Trust
Series 2006-3, Class 2A11,
1.053%, 10/25/2046 (P)	77,733	56,458
Series 2007-2, Class A1,
0.294%, 03/25/2047 (P)	47,668	38,217
Banc of America Commercial
Mortgage Trust, Series 2007-4,
Class A4 5.753%, 02/10/2051 (P)	695,917	758,791
Banc of America Funding Trust,
Series 2006-H, Class 6A1
0.355%, 10/20/2036 (P)	179,322	128,062
BBCMS Trust, Series 2013-TYSN,
Class A2 3.756%, 09/05/2032 (S)	330,000	349,745
BCAP LLC Trust
Series 2006-AA2, Class A1,
0.339%, 01/25/2037 (P)	283,853	225,597
Series 2007-AA2, Class 12A1,
0.379%, 05/25/2047 (P)	210,141	155,322
Bear Stearns Alt-A Trust, Series 2005-9,
Class 11A1 0.689%, 11/25/2035 (P)	103,278	84,990
Bear Stearns Commercial
Mortgage Securities Trust
Series 2007-PW16, Class A4,
5.707%, 06/11/2040 (P)	300,000	323,660
Series 2007-T26, Class A4,
5.471%, 01/12/2045 (P)	329,568	353,102
Chase Mortgage Finance Trust,
Series 2005-S3, Class A10
5.500%, 11/25/2035	290,000	285,709
CHL Mortgage Pass-Through Trust
Series 2005-2, Class 2A3,
0.509%, 03/25/2035 (P)	23,740	20,451
Series 2007-12, Class A9,
5.750%, 08/25/2037	170,291	162,605
Series 2007-HY1, Class 1A1,
2.658%, 04/25/2037 (P)	29,095	26,024
Series 2007-HY4, Class 1A1,
2.538%, 09/25/2047 (P)	350,816	312,535
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class A4,
6.141%, 12/10/2049 (P)	254,843	279,223
Series 2013-GC15, Class A4,
4.371%, 09/10/2046 (P)	785,000	866,736
Series 2014-GC19, Class A4,
4.023%, 03/10/2047	395,000	423,088
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2006-CD2, Class A4,
5.300%, 01/15/2046 (P)	465,000	478,114
Series 2005-CD1, Class A4,
5.226%, 07/15/2044 (P)	767,452	779,844
Series 2007-CD4, Class A4,
5.322%, 12/11/2049	850,000	899,841
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B
6.039%, 12/10/2049 (P)	657,023	706,313

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Pass
Through Certificates
Series 2006-C7, Class A4,
5.755%, 06/10/2046 (P)	$464,056	$486,390
Series 2013-300P, Class A1,
4.353%, 08/10/2030 (S)	260,000	284,640
Series 2013-CR12, Class A4,
4.046%, 10/10/2046	405,111	436,767
Series 2013-CR9, Class A4,
4.235%, 07/10/2045 (P)	300,109	329,629
Series 2013-WWP, Class A2,
3.424%, 03/10/2031 (S)	800,000	820,916
Series 2014-CR16, Class A4,
4.051%, 04/10/2047	480,000	518,088
Series 2014-CR17, Class A5,
3.977%, 05/10/2047	390,000	418,370
Series 2014-CR18, Class A5,
3.828%, 07/15/2047	635,000	672,741
Series 2014-LC15, Class A4,
4.006%, 04/10/2047	305,000	327,805
Series 2014-UBS2, Class A5,
3.961%, 03/10/2047	425,000	455,232
Series 2014-UBS4, Class A5,
3.694%, 08/10/2047	465,000	484,310
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C3,
Class AJ 4.771%, 07/15/2037	255,000	257,316
Credit Suisse Mortgage Capital
Certificates Trust, Series 2006-C4,
Class A3 5.467%, 09/15/2039	535,266	563,341
Deutsche Alt-A Securities Mortgage
Loan Trust, Series 2007-AR2, Class A1
0.319%, 03/25/2037 (P)	143,747	104,452
First Horizon Alternative
Mortgage Securities Trust
Series 2005-AA7, Class 2A1,
2.240%, 09/25/2035 (P)	130,002	113,453
Series 2005-AA9, Class 3A1,
2.234%, 11/25/2035 (P)	323,536	267,225
Series 2006-AA1, Class 2A1,
2.231%, 04/25/2036 (P)	23,006	19,212
FREMF Mortgage Trust
Series 2010-K8, Class B,
5.238%, 09/25/2043 (P)(S)	520,000	574,789
Series 2012-K706, Class B,
4.027%, 11/25/2044 (P)(S)	380,000	395,346
Series 2014-K503, Class B,
3.008%, 10/25/2047 (P)(S)	465,000	464,929
General Electric Capital Assurance
Company, Series 2003-1, Class A5
5.743%, 05/12/2035 (P)(S)	570,725	637,220
GMACM Mortgage Loan Trust
Series 2005-AR5, Class 4A1,
2.930%, 09/19/2035 (P)	92,728	86,590
Series 2006-AR1, Class 1A1,
2.969%, 04/19/2036 (P)	467,772	412,464
GS Mortgage Securities Trust
Series 2012-ALOH, Class A,
3.551%, 04/10/2034 (S)	670,000	698,112
Series 2014-GC20, Class A5,
3.862%, 06/10/2047	610,000	647,747

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
GS Mortgage Securities Trust (continued)
Series 2014-GC20, Class A5,
3.998%, 04/10/2047	$395,000	$423,641
GSR Mortgage Loan Trust,
Series 2006-AR1, Class 2A1
2.629%, 01/25/2036 (P)	24,046	22,304
HarborView Mortgage Loan Trust
Series 2005-8, Class 1A2A,
0.494%, 09/19/2035 (P)	94,811	73,788
Series 2006-12, Class 2A13,
0.404%, 12/19/2036 (P)	448,547	318,620
Series 2006-12, Class 2A2A,
0.354%, 01/19/2038 (P)	138,739	117,545
Hilton USA Trust, Series 2013-HLT,
Class AFX 2.662%, 11/05/2030 (S)	825,000	826,087
IndyMac INDA Mortgage Loan Trust,
Series 2006-AR3, Class 1A1
2.555%, 12/25/2036 (P)	158,742	138,556
IndyMac INDX Mortgage Loan Trust,
Series 2005-AR13, Class 1A1
2.481%, 08/25/2035 (P)	112,310	89,761
JPMBB Commercial
Mortgage Securities Trust
Series 2014-C19, Class A4,
3.997%, 04/15/2047	395,000	425,012
Series 2014-C21, Class A5,
3.775%, 08/15/2047	310,000	327,858
Series 2014-C22, Class A4,
3.801%, 09/15/2047	310,000	326,701
Series 2013-C17, Class A4,
4.199%, 01/15/2047	250,000	273,227
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2007-CB19, Class A4,
5.697%, 02/12/2049 (P)	600,000	643,870
Series 2008-C2, Series A4,
6.068%, 02/12/2051	432,970	473,198
Series 2012-WLDN, Class A,
3.905%, 05/05/2030 (S)	475,000	496,508
Series 2013-C16, Class A4,
4.166%, 12/15/2046	530,000	578,162
Series 2006-CB14, Class A4,
5.481%, 12/12/2044 (P)	1,300,214	1,329,335
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	900,085	955,794
JPMorgan Mortgage Trust,
Series 2006-A3, Class 3A2
2.780%, 05/25/2036 (P)	45,005	39,908
LB-UBS Commercial Mortgage Trust
Series 2007-C6, Class A4,
5.858%, 07/15/2040 (P)	590,313	622,822
Series 2006-C4, Class A4,
5.833%, 06/15/2038 (P)	987,137	1,036,863
Series 2007-C2, Class A3,
5.430%, 02/15/2040	302,473	323,686
Lehman XS Trust, Series 2006-16N,
Class A4A 0.359%, 11/25/2046 (P)	333,046	268,155
Luminent Mortgage Trust, Series 2006-2,
Class A1A 0.369%, 02/25/2046 (P)	139,944	105,441
Merrill Lynch Mortgage Investors Trust,
Series 2005-A4, Class 1A
2.519%, 07/25/2035 (P)	394,194	326,460

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A4
5.677%, 05/12/2039 (P)	$500,000	$521,568
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5, Class A4,
5.378%, 08/12/2048	741,363	787,454
Series 2007-7, Class A4,
5.743%, 06/12/2050 (P)	589,500	636,757
Series 2007-9, Class A4,
5.700%, 09/12/2049	445,000	481,376
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2014-C14, Class A5,
4.064%, 02/15/2047	135,000	145,600
Series 2014-C17, Class A5,
3.741%, 08/15/2047	615,000	647,712
Morgan Stanley Capital I Trust
Series 2006-IQ12, Class A4,
5.332%, 12/15/2043	866,418	914,723
Series 2007-IQ14, Class A4,
5.692%, 04/15/2049 (P)	600,053	646,261
Series 2007-IQ16, Class A4,
5.809%, 12/12/2049	436,815	474,989
Series 2007-T27, Class A4,
5.650%, 06/11/2042 (P)	150,000	163,318
Series 2014-MP, Class A,
3.469%, 08/11/2029 (S)	475,000	491,518
OBP Depositor LLC Trust,
Series 2010-OBP, Class A
4.646%, 07/15/2045 (S)	311,000	344,527
Residential Accredits Loans, Inc. Trust
Series 2006-QO7, Class 1A1,
0.913%, 09/25/2046 (P)	332,378	222,527
Series 2007-QH9, Class A1,
1.405%, 11/25/2037 (P)	177,749	113,052
RFMSI Series Trust, Series 2007-SA2,
Class 2A1 3.060%, 04/25/2037 (P)	48,413	42,079
Sequoia Mortgage Trust, Series 2007-3,
Class 2AA1 2.464%, 07/20/2037 (P)	32,969	27,801
Springleaf Mortgage Loan Trust,
Series 2013-2A, Class M1
3.520%, 12/25/2065 (P)(S)	605,000	617,246
Structured Adjustable Rate Mortgage
Loan Trust, Series 2004-13, Class A2
0.469%, 09/25/2034 (P)	39,227	34,791
Structured Asset Mortgage
Investments II Trust, Series 2005-AR8,
Class A1A 0.449%, 02/25/2036 (P)	32,588	26,115
UBS-Barclays Commercial
Mortgage Trust, Series 2013-C5,
Class A4 3.185%, 03/10/2046	450,000	457,511
Wells Fargo Mortgage
Backed Securities Trust
Series 2005-AR16, Class 4A8,
2.609%, 10/25/2035 (P)	225,000	216,614
Series 2014-LC16, Class A5,
3.817%, 08/15/2050	310,000	327,890
Wells Fargo Mortgage Backed
Securities Trust, Series 2006-AR16,
Class A1 2.489%, 10/25/2036 (P)	281,074	261,351

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
WF-RBS Commercial Mortgage Trust
Series 2013-C15, Class A4,
4.153%, 08/15/2046 (P)	$325,000	$353,958
Series 2014-C19, Class A5,
4.101%, 03/15/2047	304,634	329,804
Series 2014-C20, Class A5,
3.995%, 05/15/2047	600,000	644,194
Series 2014-C21, Class A5,
3.678%, 08/15/2047	485,000	508,265
Series 2014-LC14, Class A5,
4.045%, 03/15/2047	600,000	645,764
U.S. Government Agency - 0.1%
Fannie Mae Connecticut Avenue Securities
Series 2014-04, Class 1M2,
5.055%, 11/25/2024 (P)	95,000	96,481
Series 2014-C03, Class 1M2,
3.169%, 07/25/2024 (P)	145,000	130,986
Series 2014-C03, Class 2M2,
3.069%, 07/25/2024 (P)	155,000	138,787
Government National Mortgage
Association, Series 2006-38, Class XS
IO 7.089%, 09/16/2035	163,747	36,710
		402,964
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $40,764,216)		$40,742,875

ASSET BACKED SECURITIES - 4.4%
ABFC Trust, Series 2006-HE1, Class A2D
0.389%, 01/25/2037 (P)	189,547	119,485
CAL Funding II, Ltd., Series 2012-1A,
Class A 3.470%, 10/25/2027 (S)	156,667	157,525
CPS Auto Trust
Series 2012-C, Class A,
1.820%, 12/16/2019 (S)	144,560	145,368
Series 2013-D, Class A,
1.540%, 07/16/2018 (S)	197,508	197,677
Credit Acceptance Auto Loan Trust
Series 2012-1A, Class B,
3.120%, 03/16/2020 (S)	445,000	447,313
Series 2013-1A, Class A,
1.210%, 10/15/2020 (S)	505,000	505,141
Series 2013-2A, Class A,
1.500%, 04/15/2021 (S)	450,000	450,870
Series 2014-1A, Class A,
1.550%, 10/15/2021 (S)	700,000	698,534
Series 2014-2A, Class A,
1.880%, 03/15/2022 (S)	770,000	770,245
First Investors Auto Owner Trust
Series 2013-1A, Class B,
1.810%, 10/15/2018 (S)	120,000	120,484
Series 2013-3A, Class A3,
1.441%, 10/15/2019 (S)	360,000	360,634
Series 2014-1A, Class A3,
1.490%, 01/15/2020 (S)	245,000	245,079
Series 2014-3A, Class A3,
1.670%, 11/16/2020 (S)	635,000	633,238
Series 2014-3A, Class B,
2.390%, 11/16/2020 (S)	170,000	169,499
Flagship Credit Auto Trust, Series 2014-1,
Class A 1.210%, 04/15/2019 (S)	209,896	209,359

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Ford Credit Floorplan Master
Owner Trust A, Series 2014-1, Class B
1.400%, 02/15/2019	$150,000	$149,797
GM Financial Automobile Leasing Trust,
Series 2014-2A, Class B
1.960%, 03/20/2018 (S)	130,000	130,167
GSAA Home Equity Trust
Series 2006-15, Class AF6,
5.876%, 09/25/2036 (P)	587,128	336,884
Series 2006-20, Class 2A1A,
0.219%, 12/25/2046 (P)	575,774	385,513
Series 2007-3, Class 1A2,
0.339%, 03/25/2047 (P)	554,416	286,427
Series 2006-10, Class AF3,
5.985%, 06/25/2036 (P)	232,836	139,956
GSAA Trust, Series 2005-7, Class AF4
5.058%, 05/25/2035 (P)	325,000	288,614
GSAMP Trust, Series 2007-FM2,
Class A2B 0.259%, 01/25/2037 (P)	352,132	211,583
Huntington Auto Trust, Series 2012-1,
Class B 1.710%, 08/15/2017	291,000	293,264
Louisiana Local Government
Environmental Facilities &
Communities Development Authority,
Series 2010-ELL, Class A2
2.470%, 02/01/2019	1,110,913	1,129,155
Morgan Stanley ABS Capital I,
Series 2006-HE4, Class A3
0.319%, 06/25/2036 (P)	150,644	110,979
Newcastle Mortgage Securities Trust,
Series 2007-1, Class 2A3
0.399%, 04/25/2037 (P)	175,000	114,552
Prestige Auto Receivables Trust,
Series 2012-1, Class B
2.490%, 04/16/2018 (S)	336,000	340,433
Santander Drive Auto Receivables Trust
Series 2012-5, Class B,
1.560%, 08/15/2018	550,000	551,234
Series 2013-5, Class B,
1.550%, 10/15/2018	475,000	476,501
Series 2013-5, Class C,
2.250%, 06/17/2019	110,000	111,040
Series 2014-1, Class C,
2.360%, 04/15/2020	470,000	472,756
Series 2014-4, Class B,
1.820%, 05/15/2019	185,000	185,124
SBA Tower Trust, Series 2014-1A,
Class C 2.898%, 10/15/2019 (S)	505,000	506,331
Securitized Asset Backed
Receivables LLC Trust,
Series 2006-HE1, Class A2B
0.259%, 07/25/2036 (P)	195,047	94,982
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A3
0.349%, 07/25/2037 (P)	45,000	27,968
SpringCastle America Funding LLC,
Series 2014-AA, Class A
2.700%, 05/25/2023 (S)	749,009	747,937
Springleaf Funding Trust,
Series 2014-AA, Class A
2.410%, 12/15/2022 (S)	715,000	714,408
Volvo Financial Equipment LLC,
Series 2012-1A, Class B
1.510%, 08/15/2017 (S)	176,000	176,731

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust,
Series 2014-2A, Class B
1.580%, 04/15/2020 (S)	$795,000	$794,776
TOTAL ASSET BACKED SECURITIES (Cost $13,903,619)		$14,007,563

PREFERRED SECURITIES - 0.2%
Financials - 0.2%
Citigroup Capital XIII (7.875% to
10/30/2015, then
3 month LIBOR + 6.370%)	23,000	$611,340
TOTAL PREFERRED SECURITIES (Cost $644,000)		$611,340

PURCHASED OPTIONS - 0.0%
Put options - 0.0%
Over the Counter on 10 Year Interest Rate
Swap. Receive a fixed rate of 3.500%
and pay a floating rate based on 1-year
LIBOR (Expiration Date: 04/29/2015;
Strike Rate: 3.500%; Counterparty:
Goldman Sachs & Company) (I)	4,695,000	594
Over the Counter on INR vs. USD
(Expiration Date: 01/16/2015; Strike
Price: $62.55; Counterparty: Bank of
America N.A.) (I)	30,000,000	413
Over the Counter on MXN vs. USD
(Expiration Date: 01/15/2015; Strike
Price: $13.61; Counterparty: JPMorgan
Chase Bank) (I)	5,790,997	0
		1,007
TOTAL PURCHASED OPTIONS (Cost $99,076)		$1,007

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral
Investment Trust, 0.0896% (W)(Y)	46,370	463,961
TOTAL SECURITIES LENDING
COLLATERAL (Cost $464,019)		$463,961

SHORT-TERM INVESTMENTS - 23.0%
U.S. Government Agency - 17.8%
Federal Home Loan Bank Discount
Notes 0.114%, 03/06/2015 *	$56,000,000	$55,997,032
Repurchase agreement - 5.2%
Goldman Sachs Tri-Party Repurchase
Agreement dated 12/31/2014 at 0.080%
to be repurchased at $15,400,068 on
01/02/2015, collateralized by
$6,381,300 U.S. Treasury Bills, 0.000%
due 05/07/2015 (valued at $6,380,617,
including interest) and collateralized by
$8,808,011 Federal National Mortgage
Association, 3.500% due 02/01/2018
(valued at $9,327,399,
including interest)	15,400,000	15,400,000

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2014 at 0.120%
to be repurchased at $1,000,007 on
01/02/2015, collateralized by $931,201
Federal National Mortgage Association,
4.500% due 09/01/2030 (valued at
$1,020,000, including interest)	$1,000,000	$1,000,000
		16,400,000
TOTAL SHORT-TERM INVESTMENTS (Cost $72,390,044)		$72,397,032
Total Investments (Investment Quality Bond Trust)
(Cost $368,200,912) - 118.0%		$372,413,853
Other assets and liabilities, net - (18.0%)		(56,939,036)
TOTAL NET ASSETS - 100.0%		$315,474,817

Money Market Trust

	Shares or
	Principal
	Amount	Value
COMMERCIAL PAPER - 46.8%
Bank of Nova Scotia
0.135%, 04/01/2015 *	$16,950,000	16,944,279
0.180%, 01/20/2015 *	50,000,000	49,995,250
Bank of Tokyo-MItsubishi UFJ, Ltd.
0.150%, 01/05/2015*	35,000,000	34,999,417
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.210%, 04/10/2015 *	45,000,000	44,974,013
0.220%, 04/16/2015 *	20,040,000	20,027,141
Barclays U.S. Funding LLC
0.250%, 02/11/2015*	50,000,000	49,985,764
BMW US Capital LLC
0.120%, 01/08/2015 *	69,760,000	69,758,372
0.120%, 01/12/2015 *	20,690,000	20,689,241
BNP Paribas Finance, Inc.
0.200%, 02/17/2015 *	50,000,000	49,986,944
0.220%, 03/02/2015 *	54,980,000	54,959,841
Caisse Centrale Desjardins
0.130%, 01/12/2015 *	15,000,000	14,999,404
0.145%, 01/05/2015 *	6,810,000	6,809,890
0.150%, 01/05/2015 *	26,080,000	26,079,565
0.160%, 01/16/2015 *	52,000,000	51,996,533
Cargill Global Funding PLC
0.110%, 01/06/2015*	6,510,000	6,509,901
Illinois Tool Works, Inc.
0.170%, 01/20/2015 *	40,000,000	39,996,412
0.170%, 01/21/2015 *	28,000,000	27,997,356
MetLife Short Term Funding LLC
0.110%, 01/13/2015 *	18,860,000	18,859,309
0.120%, 01/21/2015 *	33,400,000	33,397,773
0.150%, 02/02/2015 *	11,000,000	10,998,533
0.150%, 02/09/2015 *	5,000,000	4,999,188
0.180%, 04/01/2015 *	30,000,000	29,986,500
National Rural Utilities
Cooperative Finance Corp.
0.130%, 01/15/2015 *	30,000,000	29,998,483
0.140%, 01/15/2015 *	20,000,000	19,998,911
0.140%, 02/04/2015 *	3,450,000	3,449,544
0.150%, 01/26/2015 *	20,000,000	19,997,917
0.150%, 01/27/2015 *	20,000,000	19,997,833

Money Market Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMERCIAL PAPER (continued)
Scotiabanc, Inc.
0.125%, 01/14/2015*	$35,840,000	$35,838,382
Thunder Bay Funding LLC
0.150%, 01/05/2015*	44,888,000	44,887,252
Tornonto-Dominion Holdings USA, Inc.
0.130%, 01/05/2015*	105,000,000	104,998,483
Toyota Motor Credit Corp.
0.170%, 04/17/2015*	22,850,000	22,838,562
TOTAL COMMERCIAL PAPER (Cost $986,955,993)		$986,955,993

CORPORATE INTEREST-BEARING
OBLIGATIONS - 10.6%
Toyota Motor Credit Corp.
0.230%, 01/14/2015 (P)*	51,000,000	51,000,000
Wells Fargo & Company
0.433%, 10/28/2015 (P)*	35,000,000	35,035,000
1.250%, 02/13/2015 *	34,088,000	34,128,146
1.500%, 07/01/2015 *	28,000,000	28,161,720
Westpac Banking Corp.
0.235%, 05/22/2015 (P)(S)*	75,000,000	75,000,000
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $223,324,866)		$223,324,866

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 33.4%
U.S. Government - 11.6%
U.S. Treasury Note
0.250%, 09/30/2015 *	85,000,000	85,066,546
2.500%, 04/30/2015 *	50,000,000	50,382,429
4.000%, 02/15/2015 *	75,000,000	75,354,288
4.500%, 11/15/2015 *	33,750,000	35,030,559
U.S. Government Agency - 21.8%
Federal Home Loan Bank
0.050%, 01/02/2015 *	25,602,000	25,601,964
0.050%, 01/07/2015 *	85,000,000	84,999,292
0.060%, 01/07/2015 to 01/09/2015 *	175,000,000	174,998,083
0.070%, 01/16/2015 *	100,000,000	99,997,083
0.075%, 01/28/2015 *	44,500,000	44,497,497
Federal National Mortgage Association
0.050%, 01/02/2015 *	4,420,000	4,419,994
0.060%, 01/09/2015 *	25,000,000	24,999,667
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $705,347,402)		$705,347,402

CERTIFICATE OF DEPOSIT - 10.2%
Bank of Montreal 0.242%, 06/18/2015 (P)*	50,000,000	50,000,000
Credit Suisse New York
0.260%, 02/17/2015 *	20,000,000	20,000,000
0.260%, 02/20/2015 *	40,000,000	40,000,000
Sumitomo Mitsui Banking Corp.
0.220%, 03/04/2015 *	46,000,000	46,000,789
0.250%, 03/13/2015 *	59,000,000	59,003,474
TOTAL CERTIFICATE OF DEPOSIT (Cost $215,004,263)		$215,004,263
Total Investments (Money Market Trust)
(Cost $2,130,632,524) - 101.0%		$2,130,632,524
Other assets and liabilities, net - (1.0%)		(21,443,998)
TOTAL NET ASSETS - 100.0%		$2,109,188,526

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Money Market Trust B

	Shares or
	Principal
	Amount	Value
COMMERCIAL PAPER - 47.9%
Bank of Nova Scotia 0.135%, 04/01/2015 * $	$1,960,000	$1,959,338
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.200%, 04/01/2015 *	10,000,000	9,995,000
0.210%, 04/08/2015 *	8,000,000	7,995,473
BMW US Capital LLC
0.110%, 01/13/2015 *	5,270,000	5,269,807
0.120%, 01/12/2015 *	4,310,000	4,309,842
BNP Paribas Finance, Inc.
0.220%, 02/06/2015 *	2,000,000	1,999,560
0.220%, 03/02/2015 *	16,990,000	16,983,770
Caisse Centrale Desjardins
0.145%, 01/05/2015 *	10,000,000	9,999,839
0.150%, 01/06/2015 *	8,000,000	7,999,833
Emerson Electric Company
0.120%, 02/10/2015 *	8,550,000	8,548,860
0.150%, 01/13/2015 *	3,200,000	3,199,840
Exxon Mobil Corp. 0.120%, 01/14/2015 *	6,560,000	6,559,716
Govco LLC 0.120%, 01/12/2015 *	15,990,000	15,989,414
MetLife Short Term Funding LLC
0.100%, 01/08/2015 *	6,550,000	6,549,873
0.110%, 01/13/2015 *	11,510,000	11,509,578
National Rural Utilities Cooperative
Finance Corp. 0.150%, 01/27/2015 *	15,150,000	15,148,359
Scotiabanc, Inc. 0.125%, 01/14/2015 *	14,040,000	14,039,366
Thunder Bay Funding LLC 0.150%,
01/05/2015 *	10,000,000	9,999,833
Tornonto-Dominion Holdings USA, Inc.
0.130%, 01/05/2015 *	17,190,000	17,189,752
Unilever Capital Corp. 0.110%, 01/05/2015 *	15,150,000	15,149,815
TOTAL COMMERCIAL PAPER (Cost $190,396,868)		$190,396,868

CORPORATE INTEREST-BEARING OBLIGATIONS - 9.6%
Toyota Motor Credit Corp.
0.230%, 01/14/2015 (P)*	9,000,000	9,000,000
Wells Fargo & Company
0.433%, 10/28/2015 (P)*	7,000,000	7,007,000
1.250%, 02/13/2015 *	6,430,000	6,437,573
1.500%, 07/01/2015 *	5,620,000	5,652,459
Westpac Banking Corp.
0.235%, 05/22/2015 (P)(S)*	10,000,000	10,000,000
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $38,097,032)		$38,097,032

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 32.0%
U.S. Government - 13.0%
U.S. Treasury Note
0.250%, 09/30/2015 *	15,000,000	15,011,743
2.500%, 04/30/2015 *	10,000,000	10,076,486
4.000%, 02/15/2015 *	20,000,000	20,094,477
4.500%, 11/15/2015 *	6,250,000	6,487,140
U.S. Government Agency - 19.0%
Federal Home Loan Bank
0.050%, 01/07/2015 *	15,000,000	14,999,875
0.060%, 01/07/2015 to 01/09/2015 *	32,325,000	32,324,660
0.065%, 01/21/2015 *	7,180,000	7,179,741
0.070%, 01/16/2015 to 01/23/2015 *	20,400,000	20,399,400
0.080%, 01/14/2015 *	280,000	279,992
Federal National Mortgage Association
0.050%, 01/02/2015 *	125,000	125,000
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $126,978,514)		$126,978,514

Money Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CERTIFICATE OF DEPOSIT - 9.8%
Bank of Montreal 0.242%, 06/18/2015 (P)*	$10,000,000	$10,000,000
Credit Suisse New York 0.260%, 02/17/2015 *	11,060,000	11,060,000
Sumitomo Mitsui Banking Corp.
0.220%, 02/11/2015 *	2,120,000	2,120,072
0.250%, 03/13/2015 *	10,800,000	10,800,636
0.360%, 02/13/2015 *	5,000,000	5,000,952
TOTAL CERTIFICATE OF DEPOSIT (Cost $38,981,660)		$38,981,660
Total Investments (Money Market Trust B)
(Cost $394,454,074) - 99.3%		$394,454,074
Other assets and liabilities, net - 0.7%		2,772,747
TOTAL NET ASSETS - 100.0%		$397,226,821

New Income Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 48.0%
U.S. Government - 20.3%
Treasury Inflation Protected Securities
0.250%, 07/15/2024	$2,370,071	$2,286,007
0.625%, 01/15/2024	32,931,478	33,132,162
1.625%, 01/15/2015	14,761,057	14,728,760
1.875%, 07/15/2015	8,331,755	8,354,534
U.S. Treasury Bonds
3.000%, 11/15/2044	10,355,000	10,882,463
3.125%, 02/15/2043	50,610,000	54,374,119
3.375%, 05/15/2044	8,530,000	9,609,574
5.375%, 02/15/2031	11,895,000	16,589,814
U.S. Treasury Notes
0.375%, 08/31/2015	8,800,000	8,811,000
0.625%, 11/30/2017	20,025,000	19,759,048
0.875%, 02/28/2017	94,305,000	94,518,695
1.250%, 10/31/2018	10,360,000	10,292,018
1.500%, 05/31/2019	43,750,000	43,644,038
2.000%, 08/31/2021	17,735,000	17,782,104
2.625%, 04/30/2016	6,640,000	6,831,418
U.S. Treasury Strips, PO
2.285%, 05/15/2021	220,000	193,282
		351,789,036
U.S. Government Agency - 27.7%
Federal Home Loan Mortgage Corp.
2.091%, 09/01/2035 (P)	24,123	25,517
2.125%, 07/01/2038 (P)	27,667	29,374
2.136%, 06/01/2038 (P)	40,319	42,810
2.181%, 06/01/2037 (P)	223,583	239,652
2.202%, 04/01/2037 (P)	93,421	100,135
2.225%, 07/01/2035 (P)	18,788	20,138
2.226%, 07/01/2035 (P)	29,143	31,002
2.237%, 10/01/2036 (P)	133,144	141,827
2.245%, 01/01/2036 (P)	1,030	1,104
2.281%, 03/01/2036 (P)	59,814	63,735
2.285%, 09/01/2032 (P)	1,076	1,153
2.335%, 05/01/2037 (P)	26,094	27,970
2.359%, 01/01/2037 (P)	31,228	33,473
2.362%, 02/01/2035 (P)	56,290	59,936
2.370%, 01/01/2036 (P)	76,416	81,383
2.401%, 02/01/2037 (P)	88,602	94,970
2.478%, 11/01/2035 (P)	16,791	17,962

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
2.500%, 05/01/2028	$4,043,466	$4,124,335
2.583%, 02/01/2037 (P)	92,572	99,225
2.701%, 02/01/2038 (P)	79,880	85,621
2.733%, 02/01/2037 (P)	31,103	33,338
3.000%, 01/01/2043 to 06/01/2043	18,598,012	18,829,449
3.500%, 03/01/2043	7,538,578	7,852,720
4.000%, 05/01/2026 to 02/01/2041	14,085,878	15,058,131
4.500%, 11/01/2018 to 10/01/2039	11,241,888	12,214,788
5.000%, 10/01/2018 to 08/01/2040	4,385,697	4,843,688
5.500%, 03/01/2018 to 12/01/2039	375,831	413,476
5.855%, 12/01/2036 (P)	27,087	29,152
5.932%, 10/01/2036 (P)	48,735	52,451
6.000%, 04/01/2017 to 08/01/2038	872,360	983,883
6.043%, 11/01/2036 (P)	18,845	20,282
6.106%, 10/01/2036 (P)	40,094	43,151
6.421%, 08/01/2036 (P)	12,925	13,911
6.500%, 05/01/2017 to 03/01/2037	233,580	268,110
7.000%, 02/01/2024 to 06/01/2032	6,165	7,164
7.500%, 05/01/2024 to 06/01/2024	779	894
Federal National Mortgage Association
1.737%, 10/01/2033 (P)	28,439	29,465
1.862%, 12/01/2035 (P)	6,739	7,117
1.950%, 06/01/2037 (P)	42,557	44,961
2.053%, 07/01/2035 (P)	25,537	27,220
2.058%, 07/01/2027 (P)	357	366
2.125%, 09/01/2037 (P)	20,810	22,304
2.131%, 12/01/2035 (P)	6,404	6,787
2.138%, 09/01/2035 (P)	92,072	97,633
2.139%, 07/01/2036 (P)	177,028	187,924
2.159%, 08/01/2037 (P)	40,842	43,777
2.192%, 11/01/2035 (P)	59,589	63,771
2.193%, 05/01/2038 (P)	145,799	156,277
2.204%, 08/01/2036 (P)	84,895	90,370
2.337%, 04/01/2038 (P)	34,138	36,590
2.339%, 05/01/2038 (P)	84,539	90,454
2.343%, 05/01/2038 (P)	32,047	34,350
2.352%, 08/01/2038 (P)	17,140	18,372
2.395%, 12/01/2035 (P)	2,608	2,783
2.412%, 01/01/2037 (P)	45,009	48,244
2.449%, 12/01/2035 (P)	14,184	15,176
2.500%, 10/01/2027 to 02/01/2043	29,591,936	29,865,480
2.651%, 12/01/2036 (P)	80,921	86,736
3.000%, TBA (C)	14,365,000	14,883,462
3.000%, 01/01/2027 to 10/01/2043	49,848,455	50,856,855
3.500%, TBA (C)	3,345,000	3,489,253
3.500%, 10/01/2042 to 11/01/2044	15,913,740	16,627,977
4.000%, TBA (C)	2,770,000	2,957,840
4.000%, 11/01/2025 to 01/01/2042	35,179,188	37,645,690
4.375%, 10/15/2015	825,000	851,734
4.500%, TBA (C)	5,640,000	6,124,241
4.500%, 05/01/2019 to 09/01/2042	39,978,270	43,419,195
5.000%, TBA (C)	3,455,000	3,817,262
5.000%, 05/01/2018 to 07/01/2041	26,807,131	29,650,539
5.500%, 11/01/2015 to 09/01/2041	17,848,396	20,079,721
5.667%, 01/01/2019 (P)	165	173
6.000%, 09/01/2017 to 10/01/2038	14,142,691	16,017,900
6.057%, 09/01/2036 (P)	5,056	5,442
6.500%, 11/01/2015 to 06/01/2039	3,840,243	4,377,478
7.000%, 12/01/2029 to 04/01/2037	15,972	18,424

New Income Trust (continued)

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National
Mortgage Association
2.500%, 02/20/2043 to 03/20/2043		$7,307,687	$7,229,472
3.000%, 09/20/2044 to 12/20/2044		17,578,621	18,006,355
3.500%, 09/15/2041 to 11/20/2044		40,687,675	42,782,683
4.000%, TBA (C)		13,815,000	14,808,922
4.000%, 09/20/2040 to 05/20/2041		13,571,952	14,640,289
4.500%, 01/15/2019 to 09/20/2040		11,327,546	12,455,490
5.000%, 01/15/2019 to 03/20/2041		7,915,897	8,798,365
5.500%, 02/15/2029 to 12/20/2039		5,125,533	5,786,322
6.000%, 02/15/2016 to 07/20/2039		3,506,776	3,970,382
6.500%, 08/15/2016 to 09/15/2038		2,113,241	2,429,806
7.000%, 04/15/2017 to 10/20/2036		841,519	981,497
9.250%, 02/15/2017 to 12/15/2019		1,761	2,001
9.750%, 07/15/2017 to 02/15/2021		2,024	2,368
10.250%, 11/15/2020		1,212	1,435
			479,680,640
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $813,840,912)			$831,469,676

FOREIGN GOVERNMENT
OBLIGATIONS - 2.2%
Bermuda - 0.3%
Government of Bermuda
4.138%, 01/03/2023 (S)		2,075,000	2,095,750
5.603%, 07/20/2020 (S)		2,190,000	2,398,050
			4,493,800
Brazil - 0.5%
Federative Republic of Brazil
4.875%, 01/22/2021		1,000,000	1,062,500
6.000%, 08/15/2020 to 08/15/2050	BRL	7,871,000	7,544,305
			8,606,805
Iceland - 0.1%
Republic of Iceland
5.875%, 05/11/2022		$1,480,000	1,658,658
Mexico - 0.7%
Government of Mexico
4.000%, 06/13/2019	MXN	20,449,028	1,512,516
4.500%, 12/04/2025		22,082,842	1,765,506
6.500%, 06/10/2021		59,320,000	4,222,551
7.750%, 11/13/2042		36,295,000	2,832,099
8.500%, 11/18/2038		16,590,000	1,390,380
			11,723,052
Morocco - 0.1%
Kingdom of Morocco
4.250%, 12/11/2022 (S)		$2,580,000	2,612,250
Singapore - 0.2%
Republic of Singapore
3.000%, 09/01/2024	SGD	5,185,000	4,160,968
South Africa - 0.3%
Republic of South Africa
5.875%, 09/16/2025		$2,565,000	2,888,831
6.750%, 03/31/2021	ZAR	31,680,000	2,621,434
			5,510,265
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $41,179,175)			$38,765,798

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS - 27.2%
Consumer discretionary - 3.7%
21st Century Fox America, Inc.
4.750%, 09/15/2044 (S)	$3,790,000	$4,141,587
Amazon.com, Inc.
3.800%, 12/05/2024	2,535,000	2,597,158
4.950%, 12/05/2044	2,090,000	2,160,671
CCO Holdings LLC
6.625%, 01/31/2022	2,635,000	2,799,688
Comcast Corp.
3.125%, 07/15/2022	2,210,000	2,245,809
Delphi Corp.
4.150%, 03/15/2024	1,770,000	1,829,626
DISH DBS Corp.
5.125%, 05/01/2020	2,335,000	2,352,513
General Motors Company
4.000%, 04/01/2025	1,560,000	1,563,900
5.200%, 04/01/2045	1,220,000	1,287,100
6.250%, 10/02/2043	1,845,000	2,204,037
General Motors Financial Company, Inc.
6.750%, 06/01/2018	2,285,000	2,587,763
Hyatt Hotels Corp.
3.875%, 08/15/2016	2,260,000	2,345,191
INVISTA Finance LLC
4.250%, 10/15/2019 (S)	1,115,000	1,115,000
NBCUniversal Media LLC
5.150%, 04/30/2020	5,325,000	6,042,815
Newell Rubbermaid, Inc.
2.050%, 12/01/2017	1,250,000	1,246,286
O’Reilly Automotive, Inc.
4.875%, 01/14/2021	3,970,000	4,358,905
Omnicom Group, Inc.
3.650%, 11/01/2024	625,000	625,290
QVC, Inc.
3.125%, 04/01/2019	3,475,000	3,473,881
4.375%, 03/15/2023	445,000	446,532
Sirius XM Radio, Inc.
5.250%, 08/15/2022 (S)	4,271,000	4,484,550
Sky PLC
3.750%, 09/16/2024 (S)	2,120,000	2,132,983
The Interpublic Group of Companies, Inc.
3.750%, 02/15/2023	1,615,000	1,614,522
4.000%, 03/15/2022	2,365,000	2,420,779
Univision Communications, Inc.
5.125%, 05/15/2023 (S)	800,000	808,000
Virgin Media Secured Finance PLC
5.250%, 01/15/2021	1,670,000	1,745,150
Walgreens Boots Alliance, Inc.
2.700%, 11/18/2019	1,235,000	1,241,284
WPP Finance 2010
4.750%, 11/21/2021	3,650,000	3,990,921
		63,861,941
Consumer staples - 0.5%
Altria Group, Inc.
4.750%, 05/05/2021	4,490,000	4,966,034
9.250%, 08/06/2019	1,805,000	2,319,862
Tyson Foods, Inc.
3.950%, 08/15/2024	1,800,000	1,860,698
		9,146,594
Energy - 3.9%
Anadarko Petroleum Corp.
6.375%, 09/15/2017	1,730,000	1,923,547
Continental Resources, Inc.
5.000%, 09/15/2022	4,060,000	3,928,050

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
DCP Midstream Operating LP
3.875%, 03/15/2023	$1,890,000	$1,808,609
Ecopetrol SA
4.125%, 01/16/2025	2,040,000	1,938,000
5.875%, 05/28/2045	600,000	555,000
Energy Transfer Partners LP
5.200%, 02/01/2022	3,120,000	3,337,015
Enterprise Products Operating LLC
5.950%, 02/01/2041	2,755,000	3,239,037
MarkWest Energy Partners LP
4.500%, 07/15/2023	1,925,000	1,852,813
Murphy Oil Corp.
4.000%, 06/01/2022	4,340,000	3,989,562
Newfield Exploration Company
5.625%, 07/01/2024	400,000	395,750
Noble Energy, Inc.
6.000%, 03/01/2041	2,665,000	2,928,931
Origin Energy Finance, Ltd.
3.500%, 10/09/2018 (S)	3,325,000	3,392,587
Pertamina Persero PT
4.300%, 05/20/2023	705,000	673,275
6.450%, 05/30/2044 (S)	1,055,000	1,101,420
Petrobras Global Finance BV
4.375%, 05/20/2023	2,080,000	1,788,966
Petrobras International
Finance Company SA
5.750%, 01/20/2020	1,805,000	1,741,471
5.875%, 03/01/2018	2,680,000	2,616,940
7.875%, 03/15/2019	866,000	911,352
Petroleos Mexicanos
4.875%, 01/24/2022	4,240,000	4,441,018
5.500%, 06/27/2044	3,855,000	3,932,100
6.500%, 06/02/2041	1,775,000	2,036,813
Rowan Companies, Inc.
4.875%, 06/01/2022	1,190,000	1,157,966
SESI LLC
6.375%, 05/01/2019	325,000	315,250
7.125%, 12/15/2021	225,000	216,000
Targa Resources Partners LP
4.250%, 11/15/2023	1,760,000	1,601,600
The Williams Companies, Inc.
3.700%, 01/15/2023	3,205,000	2,878,366
Western Gas Partners LP
4.000%, 07/01/2022	4,565,000	4,627,093
Williams Partners LP
3.350%, 08/15/2022	2,835,000	2,708,088
4.125%, 11/15/2020	2,275,000	2,330,733
6.300%, 04/15/2040	2,365,000	2,645,657
		67,013,009
Financials - 9.8%
ABN AMRO Bank NV
6.250%, 04/27/2022	3,026,000	3,390,182
Aflac, Inc.
3.625%, 06/15/2023	4,320,000	4,424,617
American Tower Corp.
3.500%, 01/31/2023	2,625,000	2,536,296
Ameriprise Financial, Inc.
7.300%, 06/28/2019	2,530,000	3,048,475
Bank of America Corp.
3.300%, 01/11/2023	4,360,000	4,360,336
4.200%, 08/26/2024	4,965,000	5,057,970
6.110%, 01/29/2037	4,940,000	5,832,925

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Barclays Bank PLC
5.140%, 10/14/2020	$5,995,000	$6,447,557
Barclays PLC
2.750%, 11/08/2019	2,095,000	2,082,200
BBVA Bancomer SA
4.375%, 04/10/2024 (S)	2,975,000	2,989,875
Branch Banking & Trust Company
3.800%, 10/30/2026	4,440,000	4,526,735
CNA Financial Corp.
3.950%, 05/15/2024	1,100,000	1,112,274
5.875%, 08/15/2020	2,665,000	3,042,193
Credit Agricole SA
2.500%, 04/15/2019 (S)	3,940,000	3,985,338
Crown Castle Towers LLC
6.113%, 01/15/2020 (S)	3,988,000	4,580,784
General Electric Capital Corp.
5.300%, 02/11/2021	3,650,000	4,168,253
IFC Development Corporate
Treasury, Ltd.
2.375%, 05/21/2019	4,465,000	4,404,213
JPMorgan Chase & Company
3.375%, 05/01/2023	1,135,000	1,122,871
3.875%, 09/10/2024	3,415,000	3,417,906
Liberty Mutual Group, Inc.
4.850%, 08/01/2044 (S)	3,530,000	3,588,153
Lloyds Bank PLC
6.500%, 09/14/2020 (S)	4,476,000	5,186,435
Marsh & McLennan Companies, Inc.
3.500%, 03/10/2025	3,135,000	3,154,926
Morgan Stanley
2.125%, 04/25/2018	12,690,000	12,698,439
3.750%, 02/25/2023	8,280,000	8,493,798
5.000%, 11/24/2025	5,745,000	6,130,576
5.500%, 07/28/2021	1,405,000	1,594,508
Neuberger Berman Group LLC
5.875%, 03/15/2022 (S)	1,695,000	1,783,988
Provident Companies, Inc.
7.000%, 07/15/2018	2,360,000	2,697,345
Reinsurance Group of America, Inc.
4.700%, 09/15/2023	3,360,000	3,610,512
5.000%, 06/01/2021	1,720,000	1,894,367
5.625%, 03/15/2017	2,275,000	2,460,306
6.450%, 11/15/2019	705,000	816,273
Sun Hung Kai Properties Capital
Market, Ltd.
3.625%, 01/16/2023	4,300,000	4,285,221
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
2.350%, 09/08/2019 (S)	2,170,000	2,155,578
The Goldman Sachs Group, Inc.
2.375%, 01/22/2018	5,415,000	5,469,686
2.900%, 07/19/2018	3,785,000	3,882,956
3.625%, 01/22/2023	13,495,000	13,665,334
5.750%, 01/24/2022	1,900,000	2,197,895
The Link Finance Cayman 2009, Ltd.
3.600%, 09/03/2024	1,810,000	1,817,892
The Royal Bank of Scotland PLC
6.125%, 01/11/2021	2,950,000	3,476,224
Unum Group
4.000%, 03/15/2024	3,435,000	3,508,117
5.625%, 09/15/2020	1,040,000	1,171,086
US Bank NA
2.125%, 10/28/2019	3,270,000	3,259,399
		169,530,014

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care - 2.0%
Agilent Technologies, Inc.
3.200%, 10/01/2022	$425,000	$414,329
3.875%, 07/15/2023	430,000	427,255
Anthem, Inc.
3.500%, 08/15/2024	2,825,000	2,845,487
Bayer US Finance LLC
3.375%, 10/08/2024 (S)	1,280,000	1,302,492
Community Health Systems, Inc.
8.000%, 11/15/2019	2,250,000	2,401,875
Gilead Sciences, Inc.
3.500%, 02/01/2025	1,350,000	1,385,640
4.500%, 02/01/2045	1,285,000	1,373,407
Humana, Inc.
3.850%, 10/01/2024	2,485,000	2,517,745
4.950%, 10/01/2044	1,750,000	1,860,773
Kaiser Foundation Hospitals
3.500%, 04/01/2022	2,455,000	2,531,996
Keysight Technologies, Inc.
4.550%, 10/30/2024 (S)	3,085,000	3,086,225
Life Technologies Corp.
3.500%, 01/15/2016	3,455,000	3,497,376
Medtronic, Inc.
3.500%, 03/15/2025 (S)	4,405,000	4,506,183
4.625%, 03/15/2045 (S)	1,395,000	1,512,166
Novant Health, Inc.
5.850%, 11/01/2019	1,445,000	1,668,104
Thermo Fisher Scientific, Inc.
2.400%, 02/01/2019	950,000	951,416
4.150%, 02/01/2024	2,165,000	2,283,181
		34,565,650
Industrials - 2.5%
American Airlines 2013-1 Class A Pass
Through Trust
4.000%, 07/15/2025	3,505,534	3,566,880
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 01/15/2023	3,870,270	4,146,026
American Airlines 2014-1 Class B Pass
Through Trust
4.375%, 10/01/2022	305,000	309,575
Burlington Northern Santa Fe LLC
5.400%, 06/01/2041	1,525,000	1,819,195
Continental Airlines 2009-1 Pass
Through Trust
9.000%, 07/08/2016	1,246,422	1,371,064
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	871,267	927,899
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 04/11/2024	1,065,098	1,094,388
CRCC Yupeng, Ltd.
3.950%, 08/01/2019 (P)(Q)	465,000	469,650
Delta Air Lines 2010-2 Class A Pass
Through Trust
4.950%, 05/23/2019	688,445	736,636
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	435,703	473,827
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	3,300,000	3,715,279
Heathrow Funding, Ltd.
4.875%, 07/15/2021 (S)	5,585,000	6,292,826

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Odebrecht Finance, Ltd.
5.250%, 06/27/2029 (S)	$2,885,000	$2,522,933
Southwest Airlines Company
5.125%, 03/01/2017	3,710,000	3,974,478
Textron, Inc.
3.875%, 03/01/2025	695,000	696,224
4.300%, 03/01/2024	1,005,000	1,050,079
Union Pacific Corp.
4.750%, 09/15/2041	3,475,000	3,904,239
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 06/03/2025	2,644,596	2,776,825
US Airways 2013-1 Class A Pass
Through Trust
3.950%, 11/15/2025	2,849,534	2,906,524
		42,754,547
Information technology - 0.9%
Avnet, Inc.
4.875%, 12/01/2022	4,125,000	4,377,722
Baidu, Inc.
2.750%, 06/09/2019	3,390,000	3,375,091
First Data Corp.
12.625%, 01/15/2021	2,085,000	2,475,938
Fiserv, Inc.
3.500%, 10/01/2022	1,325,000	1,338,155
Tencent Holdings, Ltd.
3.375%, 05/02/2019 (S)	3,585,000	3,643,927
		15,210,833
Materials - 0.6%
Alcoa, Inc.
5.125%, 10/01/2024	2,985,000	3,163,413
ArcelorMittal
6.125%, 06/01/2018	1,525,000	1,626,031
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/2019 (S)	2,095,000	2,397,864
LYB International Finance BV
4.000%, 07/15/2023	2,420,000	2,475,520
Martin Marietta Materials Inc
4.250%, 07/02/2024	980,000	1,004,602
		10,667,430
Telecommunication services - 2.6%
CC Holdings GS V LLC
2.381%, 12/15/2017	4,208,000	4,245,636
GTP Acquisition Partners I LLC
2.364%, 05/15/2018 (S)	2,905,000	2,881,289
4.347%, 06/15/2016 (S)	1,335,000	1,359,645
SBA Tower Trust
3.598%, 04/15/2018 (S)	3,575,000	3,583,995
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)	2,855,000	3,247,277
T-Mobile USA, Inc.
6.731%, 04/28/2022	3,910,000	4,027,300
Verizon Communications, Inc.
4.500%, 09/15/2020	5,050,000	5,483,073
6.400%, 09/15/2033	16,665,000	20,527,664
		45,355,879
Utilities - 0.7%
Exelon Generation Company LLC
6.250%, 10/01/2039	945,000	1,135,012
FirstEnergy Corp.
4.250%, 03/15/2023	2,930,000	3,023,215

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
PacifiCorp
6.250%, 10/15/2037	$3,000,000	$4,059,891
Pennsylvania Electric Company
6.150%, 10/01/2038	1,375,000	1,639,323
PPL Capital Funding, Inc.
3.500%, 12/01/2022	2,555,000	2,587,773
Suburban Propane Partners LP
7.375%, 08/01/2021	55,000	57,613
		12,502,827
TOTAL CORPORATE BONDS (Cost $451,136,425)		$470,608,724
MUNICIPAL BONDS - 1.5%
Chicago Metropolitan Water Reclamation
District (Illinois) 5.720%, 12/01/2038	1,360,000	1,686,631
City of Chicago (Illinois)
6.395%, 01/01/2040	1,925,000	2,604,140
Denver City & County School District
No. 1 (Colorado) 4.242%, 12/15/2037	1,575,000	1,619,415
District of Columbia 5.591%, 12/01/2034	375,000	461,036
Florida Hurricane Catastrophe Fund
Finance Corp., Series A
1.298%, 07/01/2016	1,825,000	1,840,166
2.995%, 07/01/2020	1,760,000	1,788,635
JobsOhio Beverage System
4.532%, 01/01/2035	1,400,000	1,521,506
Los Angeles Department of Airports
(California) 7.053%, 05/15/2040	1,230,000	1,739,675
Maryland State Transportation Authority
5.888%, 07/01/2043	1,070,000	1,396,157
New York City Municipal Water Finance
Authority 5.952%, 06/15/2042	840,000	1,128,616
Philadelphia Authority for Industrial
Development (Pennsylvania)
3.964%, 04/15/2026	3,565,000	3,589,349
Port Authority of New York & New Jersey
4.458%, 10/01/2062	3,050,000	3,218,787
South Carolina State Public Service
Authority 4.322%, 12/01/2027	1,705,000	1,884,315
State of Oregon 5.892%, 06/01/2027	60,000	74,500
Virginia Commonwealth Transportation
Board 5.350%, 05/15/2035	515,000	613,221
TOTAL MUNICIPAL BONDS (Cost $22,452,498)		$25,166,149
TERM LOANS (M) - 1.0%
Consumer discretionary - 0.3%
Great Wolf Resorts, Inc.
5.750%, 08/06/2020	1,795,443	1,783,099
Univision Communications, Inc.
4.000%, 03/01/2020	3,077,278	3,003,423
		4,786,522
Consumer staples - 0.1%
HJ Heinz Company
3.500%, 06/05/2020	1,346,775	1,336,433
Financials - 0.2%
Asurion LLC
5.000%, 05/24/2019	4,185,713	4,118,566
Information technology - 0.2%
First Data Corp.
4.167%, 03/24/2021	2,551,102	2,511,241

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) (continued)
Telecommunication services - 0.2%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	$4,123,377	$4,059,807
TOTAL TERM LOANS (Cost $17,068,837)		$16,812,569
COLLATERALIZED MORTGAGE
OBLIGATIONS - 9.3%
Commercial and residential - 8.6%
Adjustable Rate Mortgage Trust,
Series 2005-8, Class 7A-31
0.410%, 11/25/2035 (P)	77,468	76,941
Alternative Loan Trust, Series 2004-33,
Class 4A1 2.436%, 12/25/2034 (P)	1,719,089	1,652,755
Banc of America
Commercial Mortgage Trust, Inc.
Series 2006-3, Class AM,
5.843%, 07/10/2044 (P)	2,210,000	2,283,098
Series 2006-5, Class AM,
5.448%, 09/10/2047	4,975,000	5,211,954
Series 2007-4, Class AM,
5.821%, 02/10/2051 (P)	2,425,000	2,637,520
Banc of America Funding Corp.,
Series 2005-A, Class 5A1
0.468%, 02/20/2035 (P)	215,771	203,717
Banc of America Mortgage Securities
Series 2005-B, Class 2A1,
2.656%, 03/25/2035 (P)	1,238,531	1,121,628
Series 2004-A, Class 2A2,
2.693%, 02/25/2034 (P)	34,748	34,438
Series 2004-D, Class 2A2,
2.674%, 05/25/2034 (P)	17,315	17,248
Series 2004-H, Class 2A2,
2.644%, 09/25/2034 (P)	47,477	46,564
Series 2004-I, Class 3A2,
2.621%, 10/25/2034 (P)	7,777	7,728
Series 2005-J, Class 3A1,
2.703%, 11/25/2035 (P)	908,954	855,198
Commercial Mortgage Pass
Through Certificates
Series 2014-CR15, Class C,
4.767%, 02/10/2047 (P)	1,995,000	2,125,192
Series 2014-CR20, Class A4,
3.590%, 11/10/2047	1,120,000	1,164,901
Series 2014-LC15, Class A4,
4.006%, 04/10/2047	3,520,000	3,783,197
Series 2014-TWC, Class A,
1.017%, 02/13/2032 (P)(S)	2,135,000	2,127,314
Series 2014-UBS6, Class A5,
3.644%, 12/10/2047	3,275,000	3,411,931
Commercial Mortgage Trust
Series 2007-GG9, Class AM,
5.475%, 03/10/2039	2,700,000	2,829,762
Series 2007-GG9, Class AMFX,
5.475%, 03/10/2039	5,095,000	5,382,256
Commercial Mortgage Pass Through
Certificates, Series 2014-CR21,
Class A3 3.528%, 12/10/2047	8,805,000	9,110,208
Credit Suisse Commercial Mortgage Trust,
Series 2007-C3, Class AM
5.698%, 06/15/2039 (P)	835,000	873,564
Credit Suisse Mortgage Capital
Certificates, Series 2010-1R,
Class 42A1 5.000%, 10/27/2036 (S)	156,911	161,599

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Deutsche Alt-A Securities, Inc. Mortgage
Loan Trust, Series 2005-2, Class 1A1
0.570%, 04/25/2035 (P)	$1,268,056	$1,114,217
DSLA Mortgage Loan Trust
Series 2004-AR1, Class A1A,
1.008%, 09/19/2044 (P)	1,488,425	1,419,177
Series 2004-AR4, Class 2A1A,
0.528%, 01/19/2045 (P)	1,351,516	1,187,876
Fosse Master Issuer PLC
Series 2011-1A, Class A5,
1.753%, 10/18/2054 (P)(S)	527,427	533,963
Series 2012-1A, Class 3A1,
1.757%, 10/18/2054 (P)(S)	2,795,000	2,866,485
FREMF Mortgage Trust, Series 2014-K41,
Class B 3.830%, 11/25/2047 (P)	2,415,000	2,331,583
GMAC Mortgage Corp. Loan Trust,
Series 2005-AR3, Class 5A1
5.074%, 06/19/2035 (P)	361,534	360,621
GreenPoint Mortgage Funding Trust,
Series 2005-AR1, Class A1
0.650%, 06/25/2045 (P)	1,659,181	1,322,206
GS Mortgage Securities Corp. II,
Series 2014-GC20, Class B
4.529%, 04/10/2047 (P)	1,885,000	1,994,245
GS Mortgage Securities Trust,
Series 2006-GG6, Class A4
5.553%, 04/10/2038 (P)	5,100,000	5,233,360
HarborView Mortgage Loan Trust,
Series 2005-2, Class 2A1A
0.388%, 05/19/2035 (P)	580,322	481,692
Holmes Master Issuer PLC
Series 2012-1A, Class A2,
1.903%, 10/15/2054 (P)(S)	502,431	503,995
Series 2012-3A, Class B1,
2.453%, 10/15/2054 (P)(S)	2,950,000	3,063,820
HomeBanc Mortgage Trust
Series 2005-4, Class A1,
0.440%, 10/25/2035 (P)	1,660,070	1,472,215
Series 2005-4, Class A2,
0.500%, 10/25/2035 (P)	1,509,881	1,344,598
IndyMac INDX Mortgage Loan Trust,
Series 2005-AR18, Class 2A1B
0.950%, 10/25/2036 (P)	2,764,278	2,132,729
JPMBB Commercial
Mortgage Securities Trust
Series 2014-C24, Class A5,
3.639%, 11/15/2047	625,000	653,829
Series 2014-C25, Class A5,
3.672%, 11/15/2047	2,095,000	2,188,408
JPMorgan Alternative Loan Trust,
Series 2007-A2, Class 12A3
0.360%, 06/25/2037 (P)	615,887	580,577
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2006-CB16, Class A4,
5.552%, 05/12/2045	8,464,788	8,843,672
Series 2007-CB19, Class A4,
5.699%, 02/12/2049 (P)	4,823,000	5,175,643
Series 2007-CB19, Class AM,
5.699%, 02/12/2049 (P)	8,480,000	8,956,237
Series 2007-LD11, Class AM,
5.795%, 06/15/2049 (P)	925,000	958,767

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust (continued)
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	$609,893	$647,642
JPMorgan Mortgage Trust,
Series 2005-ALT1, Class 1A1
0.470%, 10/25/2035 (P)	2,263,866	1,711,981
LB-UBS Commercial Mortgage Trust
Series 2007-C6, Class AM,
6.114%, 07/15/2040 (P)	1,070,000	1,160,172
Series 2008-C1, Class A2,
6.158%, 04/15/2041 (P)	1,415,000	1,560,396
Series 2008-C1, Class AM,
6.158%, 04/15/2041 (P)	825,000	909,884
Series 2006-C1, Class A4,
5.156%, 02/15/2031	5,535,568	5,669,296
Series 2006-C7, Class A3,
5.347%, 11/15/2038	2,185,000	2,323,625
Merrill Lynch Mortgage Investors Trust,
Series 2005-A9, Class 2A1C
2.510%, 12/25/2035 (P)	1,495,000	1,445,040
Merrill Lynch Mortgage Trust,
Series 2006-C2, Class AM
5.782%, 08/12/2043 (P)	2,950,000	3,127,726
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2014-C15, Class B
4.565%, 04/15/2047 (P)	1,595,000	1,690,871
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class A4,
5.692%, 04/15/2049 (P)	1,885,000	2,030,156
Series 2007-IQ14, Class AM,
5.703%, 04/15/2049 (P)	1,095,000	1,139,517
Series 2007-IQ14, Class AMFX,
5.703%, 04/15/2049 (P)	3,895,000	4,048,580
Series 2007-IQ15, Class A4,
5.908%, 06/11/2049 (P)	1,063,724	1,156,887
Sequoia Mortgage Trust
Series 2010-H1, Class A1,
2.106%, 02/25/2040 (P)	50,702	49,777
Series 2013-6, Class A1,
2.500%, 05/25/2043 (P)	4,015,282	3,841,810
Series 2013-7, Class A2,
3.000%, 06/25/2043 (P)	1,874,473	1,848,114
STARM Mortgage Loan Trust,
Series 2007-2, Class 5A1
5.531%, 04/25/2037 (P)	1,148,136	1,041,312
Vendee Mortgage Trust, Series 1996-3,
Class 4 9.628%, 03/15/2025 (P)	2,843	3,081
Wachovia Bank
Commercial Mortgage Trust
Series 2007-C34, Class A3,
5.678%, 05/15/2046	1,235,000	1,335,355
Series 2006-C28, Class A4,
5.572%, 10/15/2048	7,652,166	8,086,579
WaMu Mortgage Pass
Through Certificates
Series 2005-AR12, Class 2A1,
2.374%, 09/25/2035 (P)	443,594	448,712
Series 2005-AR13, Class A1A1,
0.460%, 10/25/2045 (P)	317,611	291,035

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Wells Fargo Mortgage
Backed Securities Trust
Series 2006-2, Class 2A1,
0.870%, 03/25/2036 (P)	$1,149,782	$934,488
Series 2003-O, Class 5A1,
2.490%, 01/25/2034 (P)	48,189	47,876
WF-RBS Commercial Mortgage Trust
Series 2014-C19, Class B,
4.723%, 03/15/2047 (P)	960,000	1,044,090
Series 2014-C24, Class A5,
3.607%, 11/15/2047	1,000,000	1,041,729
		148,474,359
U.S. Government Agency - 0.7%
Federal Home Loan Mortgage Corp.
Series 199, Class PO,
0.611%, 08/01/2028	1,688	1,552
Series 2014-DN3, Class M2,
2.570%, 08/25/2024 (P)	1,715,000	1,704,527
Series 2014-HQ2, Class M2,
2.370%, 09/25/2024 (P)	1,385,000	1,352,645
Series K025, Class A1,
1.875%, 04/25/2022	2,667,022	2,655,706
Series K502, Class A2,
1.426%, 08/25/2017	1,645,000	1,654,092
Federal National Mortgage Association
Series 2014-C04, Class 1M1,
2.120%, 11/25/2024 (P)	2,326,170	2,328,598
Series 2014-C04, Class 2M1,
2.270%, 11/25/2024 (P)	1,211,775	1,215,925
Series 319, Class 2 IO,
6.500%, 02/25/2032	4,981	847
Government National
Mortgage Association
Series 1998-6, Class EA PO,
0.383%, 03/16/2028 (Z)	10,862	10,319
Series 2004-43, Class D,
4.994%, 03/16/2030 (P)	9,695	9,798
Series 2010-103, Class IN IO,
4.500%, 02/20/2039	1,997,644	188,517
Series 2010-92, Class PI IO,
4.500%, 11/20/2037	4,188,207	410,930
Series 2011-41 Class AI IO,
4.500%, 12/20/2039	6,462,470	841,983
Series 2011-88, Class EI IO,
4.500%, 11/20/2039	1,140,421	136,733
Series 2013-24, Class OI IO,
4.000%, 02/20/2043	2,538,903	501,019
		13,013,191
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $157,707,819)		$161,487,550
ASSET BACKED SECURITIES - 8.1%
Ally Auto Receivables Trust
Series 2012-A, Class D,
3.150%, 10/15/2018 (S)	1,650,000	1,689,699
Series 2012-A, Class C,
2.400%, 11/15/2017 (S)	1,110,000	1,127,496
American Express Credit Account
Master Trust, Series 2012-5, Class C
1.070%, 05/15/2018 (S)	1,145,000	1,148,156

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
AmeriCredit
Automobile Receivables Trust
Series 2011-1, Class C,
2.850%, 08/08/2016	$942,991	$945,618
Series 2012-1, Class C,
2.670%, 01/08/2018	300,000	303,667
Series 2012-4, Class C,
1.930%, 08/08/2018	1,430,000	1,438,757
Avis Budget Rental Car
Funding AESOP LLC
Series 2013-2A, Class A,
2.970%, 02/20/2020 (S)	3,630,000	3,721,850
Series 2014-1A, Class A,
2.560%, 07/20/2020 (S)	6,905,000	6,926,785
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.640%, 12/25/2028 (P)	10,433	10,452
Cabela’s Master Credit Card Trust
Series 2011-2A, Class A1,
2.390%, 06/17/2019 (S)	5,515,000	5,622,085
Series 2012-1A, Class A1,
1.630%, 02/18/2020 (S)	2,000,000	2,010,896
Capital Auto Receivables Asset Trust
Series 2013-1, Class B,
1.290%, 04/20/2018	345,000	344,017
Series 2013-1, Class C,
1.740%, 10/22/2018	360,000	361,149
Series 2014-1, Class C,
2.840%, 04/22/2019	655,000	664,727
Series 2014-2, Class B,
2.030%, 12/20/2018	930,000	931,947
Series 2014-2, Class C,
2.410%, 05/20/2019	835,000	836,719
CarMax Auto Owner Trust, Series 2014-1,
Class D 2.430%, 08/17/2020	3,375,000	3,331,527
Chase Funding Trust
Series 2002-2, Class 1M1,
5.599%, 09/25/2031	8,812	8,655
Series 2002-4, Class 2A1,
0.910%, 10/25/2032 (P)	4,425	4,121
Chase Issuance Trust, Series 2013-A8,
Class A8 1.010%, 10/15/2018	3,475,000	3,474,503
CKE Restaurant Holdings, Inc.,
Series 2013-1A, Class A2
4.474%, 03/20/2043 (S)	6,173,575	6,260,375
CNH Equipment Trust, Series 2012-D,
Class B 1.270%, 05/15/2020	2,936,000	2,936,023
CNH Wholesale Master Note Trust,
Series 2013-2A, Class A
0.767%, 08/15/2019 (P)(S)	3,640,000	3,648,110
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.773%, 01/25/2034 (P)	1,777,711	1,662,443
Diamond Resorts Owner Trust
Series 2013-2, Class A,
2.270%, 05/20/2026 (S)	2,504,160	2,520,124
Series 2014-1, Class A,
2.540%, 05/20/2027 (S)	4,096,648	4,083,838
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2
5.216%, 01/25/2042 (S)	4,270,825	4,477,537
Elara HGV Timeshare Issuer,
Series 2014-A, Class A
2.530%, 02/25/2027 (S)	1,560,539	1,549,617

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC,
Series 2013-2, Class A2
1.060%, 03/20/2019 (S)	$2,511,072	$2,515,851
Ford Credit Auto Owner Trust
Series 2013-B, Class D,
1.820%, 11/15/2019	1,745,000	1,758,646
Series 2014-C, Class A4,
1.560%, 02/15/2020	790,000	787,297
Ford Credit Floorplan Master
Owner Trust, Series 2010-3, Class C
4.990%, 02/15/2017 (S)	4,490,000	4,524,528
GreatAmerica Leasing Receivables,
Series 2014-1, Class A4
1.470%, 08/15/2020 (S)	1,640,000	1,632,428
GSAA Home Equity Trust
Series 2005-11, Class 2A1,
0.450%, 10/25/2035 (P)	569,714	526,733
Series 2005-MTR1, Class A4,
0.540%, 10/25/2035 (P)	4,472,352	4,285,095
Series 2007-7, Class 2A1,
0.240%, 07/25/2037 (P)	1,588,324	1,390,218
GSAA Trust, Series 2005-8, Class A3
0.600%, 06/25/2035 (P)	2,566,941	2,408,884
HOA Funding LLC, Series 2014-1A,
Class A2 4.846%, 08/20/2044 (S)	2,039,750	1,999,767
Honda Auto Receivables Owner Trust,
Series 2014-4, Class A4
1.460%, 10/15/2020	630,000	628,467
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 2A3
0.340%, 05/25/2037 (P)	1,433,640	1,386,550
Huntington Auto Trust
Series 2011-1A, Class B,
1.840%, 01/17/2017 (S)	455,000	457,918
Series 2011-1A, Class C,
2.530%, 03/15/2017 (S)	2,160,000	2,181,868
Invitation Homes Trust,
Series 2013-SFR1, Class A
1.400%, 12/17/2030 (P)(S)	1,218,682	1,212,763
Kubota Credit Owner Trust,
Series 2014-1A, Class A4
1.670%, 07/15/2020 (S)	5,075,000	5,058,562
MVW Owner Trust
Series 2013-1A, Class A,
2.150%, 04/22/2030 (S)	831,262	831,520
Series 2014-1A, Class A,
2.250%, 09/20/2031 (S)	535,477	531,623
Nordstrom Credit Card Master
Note Trust II, Series 2011-1A, Class A
2.280%, 11/15/2019 (S)	6,905,000	7,007,084
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF1
5.742%, 04/25/2037 (P)	3,259,538	1,786,409
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ2, Class A1
4.100%, 04/25/2033 (P)	6,847	6,644
SBA Tower Trust
Series 2014-1A, Class C,
2.898%, 10/15/2019 (S)	1,650,000	1,654,348
Series 2014-2A, Class C,
3.869%, 10/15/2024 (S)	2,895,000	2,945,104

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Sierra Timeshare
Receivables Funding LLC
Series 2013-1A, Class A,
1.590%, 11/20/2029 (S)	$1,179,812	$1,176,835
Series 2013-3A, Class A,
2.200%, 10/20/2030 (S)	1,677,654	1,667,665
Series 2014-1A, Class A,
2.070%, 03/20/2030 (S)	2,931,747	2,945,602
Series 2014-3A, Class A,
2.300%, 10/20/2031 (S)	3,170,015	3,150,716
SMART Trust
Series 2011-2USA, Class A4A,
2.310%, 04/14/2017 (S)	977,376	981,014
Series 2012-4US, Class A4A,
1.250%, 08/14/2018	1,885,000	1,871,436
Series 2013-1US, Class A4A,
1.050%, 10/14/2018	1,460,000	1,454,597
Series 2014-1US, Class A4A,
1.680%, 12/14/2019	2,910,000	2,902,149
Synchrony Credit Card Master Note Trust
Series 2012-2, Class A,
2.220%, 01/15/2022	5,465,000	5,461,185
Series 2013-1, Class B,
1.690%, 03/15/2021	3,470,000	3,441,355
Series 2014-1, Class B,
1.810%, 11/15/2020	1,785,000	1,781,530
Series 2014-1, Class C,
1.910%, 11/15/2020	855,000	853,300
Terwin Mortgage Trust,
Series 2005-14HE, Class AF2
4.849%, 08/25/2036 (P)	376,260	387,463
Utility Debt Securitization Authority (New
York), Series 2013-T, Class T1
2.042%, 06/15/2021	2,010,000	2,027,366
Wheels SPV LLC, Series 2012-1,
Class A3 1.530%, 03/20/2021 (S)	1,370,000	1,376,051
TOTAL ASSET BACKED SECURITIES (Cost $140,791,079)		$141,037,464
SHORT-TERM INVESTMENTS - 4.8%
Money market funds - 4.7%
T. Rowe Price Reserve Investment
Fund, 0.0662% (Y)	82,982,625	82,982,625
Repurchase agreement - 0.1%
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at $968,000
on 01/02/2015, collateralized by
$1,005,000 U.S. Treasury Notes,
0.750% due 02/28/2018 (valued at
$991,232, including interest)	$968,000	$968,000
TOTAL SHORT-TERM INVESTMENTS (Cost $83,950,625)		$83,950,625
Total Investments (New Income Trust)
(Cost $1,728,127,370) - 102.1%		$1,769,298,555
Other assets and liabilities, net - (2.1%)		(35,578,934)
TOTAL NET ASSETS - 100.0%		$1,733,719,621

Real Return Bond Trust

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 100.6%
U.S. Government - 98.4%
Treasury Inflation Protected Securities
0.125%, 04/15/2016 to 01/15/2023		$24,361,673	$23,855,851
0.125%, 07/15/2024 (C)		799,528	771,170
0.375%, 07/15/2023		917,433	908,402
0.500%, 04/15/2015		1,314,036	1,296,378
0.625%, 07/15/2021		9,158,639	9,286,714
0.750%, 02/15/2042		314,958	307,035
1.250%, 07/15/2020		1,087,770	1,142,754
1.375%, 01/15/2020 to 02/15/2044		2,991,422	3,350,296
1.750%, 01/15/2028		8,793,853	9,970,717
1.875%, 07/15/2015		244,154	244,822
2.000%, 01/15/2016 to 01/15/2026		3,466,657	3,580,551
2.125%, 01/15/2019		2,211,940	2,378,700
2.375%, 01/15/2025 to 01/15/2027		19,673,843	23,260,131
3.875%, 04/15/2029		1,011,094	1,449,893
			81,803,414
U.S. Government Agency - 2.2%
Federal National Mortgage Association
3.000%, 08/01/2043		1,821,698	1,845,919
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $84,048,318)			$83,649,333
FOREIGN GOVERNMENT
OBLIGATIONS - 13.4%
Australia - 0.4%
New South Wales Treasury Corp.
2.500%, 11/20/2035	AUD	300,000	359,947
Canada - 0.5%
Province of Ontario
3.450%, 06/02/2045	CAD	500,000	444,651
France - 0.6%
Government of France
0.250%, 07/25/2018	EUR	416,356	512,911
Germany - 3.0%
Federal Republic of Germany, Inflation
Linked Bond
0.750%, 04/15/2018		2,021,030	2,511,724
Italy - 4.7%
Republic of Italy
1.700%, 09/15/2018		404,740	508,219
2.100%, 09/15/2017 to 09/15/2021		658,510	855,210
2.250%, 04/22/2017		598,668	748,163
2.350%, 09/15/2024 (S)		945,499	1,271,861
5.000%, 09/01/2040		200,000	319,538
5.500%, 11/01/2022		100,000	155,603
			3,858,594
Mexico - 1.4%
Government of Mexico
4.000%, 11/15/2040 to 11/08/2046	MXN	10,540,736	813,804
4.490%, 01/04/2018 (P)		2,900,000	202,045
4.500%, 11/22/2035		474,333	38,589
4.750%, 06/14/2018		1,787,000	120,852
			1,175,290
New Zealand - 0.7%
Dominion of New Zealand
3.000%, 09/20/2030	NZD	100,000	87,870

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
New Zealand (continued)
Dominion of New Zealand, Index Linked
Bond
2.000%, 09/20/2025	NZD	600,000	$481,041
			568,911
Spain - 2.1%
Autonomous Community of Catalonia
4.950%, 02/11/2020	EUR	100,000	134,113
Kingdom of Spain
5.400%, 01/31/2023 (S)		1,000,000	1,582,467
			1,716,580
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $12,064,933)			$11,148,608
CORPORATE BONDS - 7.5%
Energy - 1.8%
Petrobras Global Finance BV
2.602%, 03/17/2017 (P)		$700,000	646,170
Sabine Pass LNG LP
7.500%, 11/30/2016		800,000	832,000
			1,478,170
Financials - 3.6%
Bankia SA
3.500%, 12/14/2015 to 01/17/2019	EUR	200,000	255,021
BPE Financiaciones SA
2.500%, 02/01/2017		100,000	123,445
2.875%, 05/19/2016		100,000	123,589
Citigroup, Inc.
0.752%, 05/01/2017 (P)		$100,000	99,746
Eksportfinans ASA
2.375%, 05/25/2016		100,000	100,234
Intesa Sanpaolo SpA
3.125%, 01/15/2016		100,000	101,597
Novo Banco SA
3.875%, 01/21/2015	EUR	100,000	120,521
Rabobank Nederland NV
4.000%, 09/10/2015	GBP	1,300,000	2,068,808
			2,992,961
Industrials - 1.0%
Hellenic Railways Organization SA
4.028%, 03/17/2017	EUR	100,000	98,135
International Lease Finance Corp.
8.625%, 09/15/2015		$700,000	729,750
			827,885
Telecommunication services - 1.0%
BellSouth Corp.
4.182%, 04/26/2015 (S)		800,000	807,871
Utilities - 0.1%
Electricite de France SA
0.690%, 01/20/2017 (P)(S)		100,000	100,272
TOTAL CORPORATE BONDS (Cost $6,521,031)			$6,207,159
COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.6%
Commercial and residential - 4.4%
Banc of America Large Loan, Inc.,
Series 2009-UB1, Class A4A
5.587%, 06/24/2050 (P)(S)		234,829	249,464

Real Return Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
BCAP LLC Trust
Series 2011-RR5, Class 12A1,
5.041%, 03/26/2037 (P)(S)		$81,299	$80,037
Series 2011-RR5, Class 5A1,
5.250%, 08/26/2037 (S)		204,792	212,883
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2003-3, Class 3A2,
2.497%, 05/25/2033 (P)		87,163	87,441
Series 2005-1, Class 2A1,
2.655%, 03/25/2035 (P)		38,192	37,164
Series 2005-1, Class 4A1,
4.780%, 03/25/2035 (P)		204,213	199,917
CHL Mortgage Pass Through Trust
Series 2003-HYB3, Class 7A1,
2.398%, 11/19/2033 (P)		29,237	28,686
Series 2004-J9, Class 2A5,
5.500%, 01/25/2035		359,756	365,566
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6, Class A3
1.930%, 09/25/2035 (P)		42,994	41,710
Countrywide Alternative Loan Trust,
Series 2007-OA4, Class A1
0.339%, 05/25/2047 (P)		455,575	380,368
Credit Suisse Mortgage Capital
Certificates, Series 2009-RR1,
Class A3A 5.383%, 02/15/2040 (S)		73,894	76,906
Granite Mortgages PLC, Series 2004-3,
Class 3A2 0.939%, 09/20/2044 (P)	GBP	59,234	91,962
GreenPoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
0.609%, 06/25/2045 (P)		$292,129	254,393
GSR Mortgage Loan Trust,
Series 2005-AR1, Class 1A1
2.813%, 01/25/2035 (P)		24,419	24,077
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
2.750%, 11/25/2035 (P)		65,613	58,848
JPMorgan Mortgage Trust
Series 2005-A6, Class 2A1,
2.550%, 08/25/2035 (P)		56,600	55,870
Series 2007-A1, Class 1A1,
2.552%, 07/25/2035 (P)		61,634	62,381
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
2.165%, 12/25/2033 (P)		93,398	93,767
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 1A,
0.607%, 10/07/2020 (P)		142,269	143,123
Series 2010-R3, Class 2A,
0.717%, 12/08/2020 (P)		205,318	207,295
RBSCF Trust, Series 2010-RR4,
Class CMLA
6.039%, 12/16/2049 (P)(S)		90,847	96,080
Sequoia Mortgage Trust, Series 2007-3,
Class 1A1 0.365%, 07/20/2036 (P)		70,842	65,938
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-1, Class 4A2,
2.572%, 02/25/2034 (P)		170,256	169,893
Series 2004-18, Class 5A,
2.586%, 12/25/2034 (P)		93,339	90,642

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Structured Adjustable Rate Mortgage
Loan Trust (continued)
Series 2004-19, Class 2A1,
1.514%, 01/25/2035 (P)		$105,673	$84,327
Structured Asset Mortgage
Investments, Inc., Series 2004-AR5,
Class 1A1 0.824%, 10/19/2034 (P)		135,508	127,612
WaMu Mortgage Pass-
Through Certificates
Series 2002-AR17, Class 1A,
1.313%, 11/25/2042 (P)		20,646	20,009
Series 2005-AR10, Class 3A1,
5.142%, 08/25/2035 (P)		6,899	6,548
Series 2005-AR15, Class A1A1,
0.429%, 11/25/2045 (P)		140,107	128,517
Series 2006-AR17, Class 1A1A,
0.923%, 12/25/2046 (P)		125,524	117,554
U.S. Government Agency - 1.2%
Federal Home Loan Mortgage Corp.
Series 278, Class F1,
0.610%, 09/15/2042 (P)		350,464	353,132
Series 3172, Class FK,
0.610%, 08/15/2033 (P)		133,495	134,101
Federal National Mortgage Association
Series 2003-W8, Class 3F2,
0.505%, 05/25/2042 (P)		57,243	57,320
Series 2004-63, Class FA,
0.305%, 08/25/2034 (P)		90,528	90,599
Series 2006-118, Class A2,
0.215%, 12/25/2036 (P)		65,221	64,286
Series 2013-M4, Class X1 IO,
3.916%, 02/25/2018		3,128,771	301,285
			1,000,723
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $8,511,600)			$4,659,701
ASSET BACKED SECURITIES - 2.8%
Aquilae CLO II PLC, Series 2006-1X,
Class A 0.546%, 01/17/2023 (P)	EUR	77,396	92,998
Equity One Asset Backed Securities, Inc.,
Series 2004-1, Class AV2
0.469%, 04/25/2034 (P)		$83,141	68,278
HSBC Home Equity Loan Trust,
Series 2006-2, Class A1
0.315%, 03/20/2036 (P)		59,089	58,627
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 2A1
0.219%, 10/25/2036 (P)		5,387	2,945
Magi Funding PLC, Series 2010-1A,
Class A 0.429%, 04/11/2021 (P)(S)	EUR	88,276	106,071
North Carolina State Education Assistance
Authority, Series 2011-2, Class A1
0.683%, 10/26/2020 (P)		$41,650	41,695
OneMain Financial Issuance Trust,
Series 2014-2, Class A
2.470%, 09/18/2024 (S)		400,000	401,568
Park Place Securities, Inc.,
Series 2005-WCW1, Class A1B
0.429%, 09/25/2035 (P)		10,937	10,890
Penta CLO SA, Series 2007-1X, Class A1
0.398%, 06/04/2024 (P)	EUR	139,473	167,192

Real Return Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
ASSET BACKED SECURITIES (continued)
Structured Asset Securities Corp.,
Series 2005-WF1, Class M1
0.829%, 02/25/2035 (P)		$147,558	$135,979
Symphony CLO III, Ltd., Series 2007-3A,
Class A1A 0.472%, 05/15/2019 (P)(S)		407,256	404,398
United States Small Business
Administration, Series 2008-P1-A,
Class 1 5.902%, 02/10/2018		267,545	287,605
Venture VII CDO, Ltd., Series 2006-7A,
Class A1A 0.460%, 01/20/2022 (P)(S)		479,603	472,445
Wood Street CLO BV, Series II-A,
Class A1 0.433%, 03/29/2021 (P)(S)	EUR	73,838	88,897
TOTAL ASSET BACKED SECURITIES (Cost $2,316,935)			$2,339,588
COMMON STOCKS - 0.0%
Financials - 0.0%
Rescap Liquidating Trust (I)		440	$6,908
TOTAL COMMON STOCKS (Cost $2,266)			$6,908
PURCHASED OPTIONS - 0.2%
Put options - 0.2%
Exchange Traded Option on 5 Year
U.S. Treasury Note Futures (Expiration
Date: 01/23/2015; Strike
Price: $111.00) (I)		57,000	445
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.6825% and pay a floating rate
based on 3-month LIBOR (Expiration
Date: 12/11/2017; Strike Rate:
2.6825%; Counterparty: Morgan
Stanley & Company, Inc.) (I)		1,000,000	125,276
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 3.045% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
03/20/2015; Strike Rate: 3.045%;
Counterparty: Deutsche
Bank Securities) (I)		2,300,000	12,933
			138,654
TOTAL PURCHASED OPTIONS (Cost $164,324)			$138,654
CERTIFICATE OF DEPOSIT - 4.2%
Banco Bilbao Vizcaya Argentaria SA
0.975%, 10/23/2015		$1,500,000	$1,498,311
Banco do Brasil SA 1.210%, 06/29/2015		900,000	900,057
Banco Itau BBA International SA
1.000%, 06/04/2015		300,000	299,962
Intesa Sanpaolo SpA 1.650%, 04/07/2015		800,000	801,485
TOTAL CERTIFICATE OF DEPOSIT (Cost $3,500,327)			$3,499,815
SHORT-TERM INVESTMENTS - 17.1%
U.S. Government - 0.5%
U.S. Treasury Bills
0.056%, 04/30/2015 (D)*		281,000	280,963
0.387%, 03/05/2015 (D)*		111,000	110,998
			391,961
U.S. Government Agency - 3.1%
Federal Home Loan Bank Discount Notes
0.040%, 01/28/2015 *		500,000	499,985
0.050%, 02/09/2015 *		800,000	799,957

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency (continued)
Federal Home Loan Bank Discount
Notes (continued)
0.080%, 04/06/2015 *		$400,000	$399,956
0.087%, 04/24/2015 *		100,000	99,987
Federal Home Loan Mortgage Corp.
Discount Notes 0.070%, 04/10/2015 *		500,000	499,943
Federal National Mortgage Association
Discount Notes 0.077%, 05/01/2015 *		300,000	299,934
			2,599,762
Foreign government - 3.7%
Government of Mexico 2.955%,
01/08/2015 *	MXN	12,000,000	812,840
Republic of Greece
1.998%, 02/06/2015 *	EUR	600,000	724,373
2.028%, 01/09/2015 *		1,300,000	1,572,828
			3,110,041
Repurchase agreement - 9.8%
Repurchase Agreement with Barclays
Capital dated 12/30/2014 at 0.100% to
be repurchased at $7,900,132 on
01/05/2015, collateralized by
$7,440,000 U.S. Treasury Inflation
Indexed Notes, 0.500% due 04/15/2015
(valued at $8,076,392,
including interest)		$7,900,000	7,900,000
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at $245,000
on 01/02/2015, collateralized by
$240,000 Federal Home Loan Bank,
2.750% due 06/08/2018 (valued at
$250,512, including interest)		245,000	245,000
			8,145,000
TOTAL SHORT-TERM INVESTMENTS (Cost $14,627,865)			$14,246,764
Total Investments (Real Return Bond Trust)
(Cost $131,757,599) - 151.4%			$125,896,530
Other assets and liabilities, net - (51.4%)			(42,756,220)
TOTAL NET ASSETS - 100.0%			$83,140,310

Short Term Government Income Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 92.5%
U.S. Government - 18.8%
Treasury Inflation Protected Securities
0.125%, 04/15/2018	$3,389,826	$3,377,379
U.S. Treasury Notes
0.625%, 08/31/2017 to 04/30/2018	8,160,000	8,050,770
0.750%, 06/30/2017 to 03/31/2018	20,120,000	19,972,826
0.875%, 02/28/2017 to 01/31/2018	42,345,000	42,255,799
		73,656,774
U.S. Government Agency - 73.7%
Federal Agricultural Mortgage Corp.
2.000%, 07/27/2016	20,949,000	21,379,985

Short Term Government Income Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Agricultural Mortgage Corp. (continued)
5.125%, 04/19/2017 (S)	$38,823,000	$42,380,002
Federal Farm Credit Bank
0.570%, 08/11/2016	7,830,000	7,820,087
0.900%, 12/26/2017	3,890,000	3,860,401
0.970%, 09/05/2017	5,090,000	5,077,076
1.100%, 06/20/2017	5,340,000	5,319,356
1.240%, 11/13/2018	18,275,000	17,941,335
1.990%, 12/26/2019	2,190,000	2,182,026
4.875%, 01/17/2017	2,500,000	2,706,248
Federal Home Loan Bank
1.000%, 09/18/2017 to 10/16/2017	16,555,000	16,482,374
1.130%, 03/27/2018	9,000,000	8,875,989
1.150%, 07/25/2018	9,910,000	9,770,596
2.125%, 06/10/2016	2,100,000	2,147,485
Federal Home Loan Mortgage Corp.
1.000%, 04/07/2017	2,300,000	2,299,586
1.100%, 06/30/2017 to 05/07/2018	12,595,000	12,446,276
1.200%, 03/20/2018	4,415,000	4,393,230
1.300%, 11/27/2017	14,055,000	14,046,244
2.221%, 09/01/2042 (P)	1,388,966	1,428,791
2.340%, 09/01/2039 (P)	563,216	603,694
2.619%, 01/01/2044 (P)	3,044,992	3,134,401
3.012%, 03/01/2044 (P)	1,567,519	1,622,438
5.500%, 07/01/2037 to 07/01/2040	5,775,278	6,496,064
6.500%, 09/01/2039	676,210	764,077
7.000%, 04/01/2018 to 04/01/2032	4,993	5,477
12.000%, 07/01/2020	51	52
Federal National Mortgage Association
0.625%, 11/14/2016	3,360,000	3,349,688
0.850%, 08/07/2017	4,500,000	4,468,289
1.000%, 12/12/2017 to 12/28/2017	13,630,000	13,508,316
2.348%, 09/01/2041 (P)	3,537,632	3,668,190
2.412%, 04/01/2042 (P)	3,726,761	3,870,065
2.487%, 02/01/2042 (P)	5,401,616	5,609,850
2.500%, 10/01/2027	3,543,980	3,621,505
2.908%, 03/01/2044 (P)	1,482,632	1,533,779
3.500%, 12/01/2025	2,254,068	2,386,319
5.500%, 03/01/2035 to 08/01/2040	4,687,060	5,267,418
6.000%, 10/01/2036 to 03/01/2037	975,260	1,103,511
6.500%, 06/01/2029 to 01/01/2039	5,760,957	6,554,901
7.000%, 08/01/2025 to 01/01/2029	3,625	4,200
7.500%, 01/01/2031	708	848
8.000%, 11/01/2020 to 01/01/2031	2,740	3,192
11.500%, 09/01/2019	256	265
12.000%, 01/15/2016 to 04/20/2016	1,470	1,497
12.500%, 09/20/2015	19	19
Government National Mortgage Association
7.500%, 02/15/2022 to 03/15/2027	810	939
Tennessee Valley Authority
1.750%, 10/15/2018	6,485,000	6,545,648
4.500%, 04/01/2018	10,349,000	11,397,312
4.875%, 12/15/2016	12,573,000	13,566,355
5.500%, 07/18/2017	8,613,000	9,574,805
		289,220,201
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $362,519,862)		$362,876,975

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.4%
U.S. Government Agency - 5.4%
Federal Home Loan Mortgage Corp.
Series 3499, Class PA, 4.500%, 08/15/2036	$169,814	$175,991
Series K017, Class X1 IO,
1.432%, 12/25/2021	5,577,076	439,630
Series K018, Class X1 IO,
1.442%, 01/25/2022	4,828,064	383,295
Series K022, Class X1 IO,
1.298%, 07/25/2022	8,787,987	679,988
Series K026, Class X1 IO,
1.049%, 11/25/2022	5,833,717	383,958
Series K038, Class X1 IO,
1.201%, 03/25/2024	8,816,169	765,949
Series K704, Class X1 IO,
1.997%, 08/25/2018	19,031,818	1,181,267
Series K706, Class X1 IO,
1.577%, 10/25/2018	6,056,404	316,023
Series K707, Class X1 IO,
1.548%, 12/25/2018	4,977,808	265,531
Series K709, Class X1 IO,
1.536%, 03/25/2019	6,620,539	369,645
Series K710, Class X1 IO,
1.778%, 05/25/2019	5,233,946	346,126
Series K711, Class X1 IO,
1.706%, 07/25/2019	7,854,051	504,097
Federal National Mortgage Association
Series 2013-100, Class CA,
4.000%, 03/25/2039	4,772,021	5,101,710
Series 2014-28, Class BD,
3.500%, 08/25/2043	8,675,317	9,124,360
Series 2003-W14, Class 2A,
3.475%, 01/25/2043 (P)	762,478	775,797
Government National Mortgage Association,
Series 2012-114, Class IO
0.994%, 01/16/2053	3,790,688	313,516
		21,126,883
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $20,788,688)		$21,126,883
SHORT-TERM INVESTMENTS - 1.1%
Repurchase agreement - 1.1%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2014 at 0.040% to be
repurchased at $2,738,006 on 01/02/2015,
collateralized by $2,578,942 U.S. Treasury
Inflation Indexed Notes, 0.500% due
04/15/2015 (valued at $2,792,768,
including interest)	2,738,000	2,738,000
Repurchase Agreement with State Street Corp.
dated 12/31/2014 at 0.000% to be
repurchased at $1,553,000 on 01/02/2015,
collateralized by $1,520,000 Federal Home
Loan Bank, 2.750% due 06/08/2018 (valued
at $1,586,576, including interest)	1,553,000	1,553,000
		4,291,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,291,000)		$4,291,000
Total Investments (Short Term Government Income Trust)
(Cost $387,599,550) - 99.0%		$388,294,858
Other assets and liabilities, net - 1.0%		3,797,209
TOTAL NET ASSETS - 100.0%		$392,092,067

Strategic Income Opportunities Trust

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS - 20.0%
Australia - 2.5%
New South Wales Treasury Corp.
6.000%, 05/01/2020	AUD	3,695,000	$3,530,861
Queensland Treasury Corp.
4.000%, 06/21/2019 (S)		3,275,000	2,844,872
6.000%, 10/21/2015 to 04/21/2016		7,959,000	6,749,616
			13,125,349
Bermuda - 0.4%
Government of Bermuda
4.854%, 02/06/2024 (S)		$1,730,000	1,799,200
Brazil - 0.5%
Federative Republic of Brazil
10.000%, 01/01/2021 to 01/01/2023	BRL	4,675,000	1,571,116
12.500%, 01/05/2016		2,410,000	913,428
			2,484,544
Canada - 3.0%
Export Development Canada
3.250%, 08/08/2017	AUD	740,000	613,970
Government of Canada
1.250%, 02/01/2016 to 03/01/2018	CAD	11,460,000	9,891,007
Province of Ontario
6.250%, 06/16/2015	NZD	5,777,000	4,550,241
6.250%, 09/29/2020	AUD	725,000	685,056
			15,740,274
Mexico - 1.0%
Government of Mexico
4.750%, 06/14/2018	MXN	23,320,000	1,577,098
5.000%, 06/15/2017		29,054,100	2,014,239
8.000%, 12/07/2023		23,850,000	1,857,842
			5,449,179
New Zealand - 3.1%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	3,400,000	2,799,949
6.000%, 04/15/2015 to 05/15/2021		16,040,000	13,592,660
			16,392,609
Norway - 1.5%
Government of Norway
4.500%, 05/22/2019	NOK	31,072,000	4,794,043
5.000%, 05/15/2015		24,128,000	3,282,198
			8,076,241
Peru - 0.3%
Republic of Peru
7.350%, 07/21/2025		$955,000	1,267,763
Philippines - 1.9%
Republic of Philippines
4.950%, 01/15/2021	PHP	33,000,000	765,383
5.875%, 12/16/2020 to 03/01/2032		157,303,440	3,956,474
6.250%, 01/14/2036		43,000,000	1,080,467
6.500%, 04/28/2021		106,400,000	2,735,595
7.375%, 03/03/2021		59,600,000	1,586,674
			10,124,593
Singapore - 1.2%
Republic of Singapore
2.375%, 04/01/2017	SGD	2,800,000	2,190,815
2.875%, 07/01/2015		3,000,000	2,290,479
3.250%, 09/01/2020		2,260,000	1,831,275
			6,312,569

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
South Korea - 2.0%
Korea Treasury Bond Coupon Strips
3.286%, 09/10/2018	KRW	83,030,000	$69,667
3.287%, 03/10/2018		83,030,000	70,544
3.296%, 03/10/2017		83,030,000	72,160
3.297%, 09/10/2017		83,030,000	71,377
3.309%, 09/10/2016		83,030,000	72,941
3.315%, 03/10/2016		83,030,000	73,702
3.326%, 09/10/2015		83,030,000	74,474
3.327%, 03/10/2015		83,030,000	75,255
Korea Treasury Bond Principal Strips
3.286%, 09/10/2018		2,888,000,000	2,423,187
Republic of Korea
3.250%, 06/10/2015		3,500,000,000	3,200,095
3.500%, 03/10/2017		2,000,000,000	1,873,113
4.000%, 03/10/2016		2,750,000,000	2,557,361
5.750%, 09/10/2018		2,000,000	2,046
			10,635,922
Sweden - 1.5%
Kingdom of Sweden
3.000%, 07/12/2016	SEK	11,725,000	1,571,746
3.750%, 08/12/2017		18,075,000	2,544,256
5.000%, 12/01/2020		21,300,000	3,461,040
			7,577,042
Thailand - 1.1%
Kingdom of Thailand
3.250%, 06/16/2017	THB	187,500,000	5,848,097
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $111,484,269)			$104,833,382
CORPORATE BONDS - 40.5%
Consumer discretionary - 7.6%
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022		$1,195,000	1,266,700
Arcos Dorados Holdings, Inc.
10.250%, 07/13/2016 (S)	BRL	1,896,000	672,252
Cablevision Systems Corp.
8.000%, 04/15/2020		$1,150,000	1,299,500
CBS Corp.
3.700%, 08/15/2024		1,565,000	1,560,713
CCO Holdings LLC
5.750%, 01/15/2024		1,690,000	1,706,900
7.000%, 01/15/2019		1,605,000	1,665,188
Chrysler Group LLC
8.250%, 06/15/2021		370,000	409,775
Cinemark USA, Inc.
4.875%, 06/01/2023		1,435,000	1,356,075
5.125%, 12/15/2022		750,000	733,125
7.375%, 06/15/2021		560,000	596,400
DISH DBS Corp.
5.000%, 03/15/2023		1,130,000	1,093,275
5.875%, 11/15/2024 (S)		500,000	502,500
7.875%, 09/01/2019		2,300,000	2,610,500
Ferrellgas LP
6.750%, 01/15/2022		1,204,000	1,176,910
General Motors Financial Company, Inc.
3.250%, 05/15/2018		630,000	630,788
4.375%, 09/25/2021		1,260,000	1,315,125
L Brands, Inc.
5.625%, 10/15/2023		1,655,000	1,787,400
7.000%, 05/01/2020		1,119,000	1,270,065

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Lamar Media Corp.
5.000%, 05/01/2023		$625,000	$618,750
LIN Television Corp.
5.875%, 11/15/2022 (S)		795,000	787,050
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036		484,000	526,539
MGM Resorts International
8.625%, 02/01/2019		420,000	476,175
New Look Bondco I PLC
8.750%, 05/14/2018 (S)	GBP	570,000	931,712
Numericable Group SA
6.250%, 05/15/2024 (S)		$1,230,000	1,239,225
PVH Corp.
4.500%, 12/15/2022		1,265,000	1,249,188
QVC, Inc.
4.450%, 02/15/2025		1,575,000	1,539,348
5.950%, 03/15/2043		1,205,000	1,265,107
Sirius XM Radio, Inc.
4.625%, 05/15/2023 (S)		1,130,000	1,056,550
5.250%, 08/15/2022 (S)		1,420,000	1,491,000
5.875%, 10/01/2020 (S)		1,335,000	1,375,050
Standard Pacific Corp.
8.375%, 05/15/2018 to 01/15/2021		545,000	616,450
The Goodyear Tire & Rubber Company
7.000%, 05/15/2022		1,980,000	2,138,400
8.750%, 08/15/2020		320,000	370,400
The Men’s Wearhouse, Inc.
7.000%, 07/01/2022 (S)		1,610,000	1,654,275
Univision Communications, Inc.
6.750%, 09/15/2022 (S)		1,167,000	1,248,690
			40,237,100
Consumer staples - 2.7%
Alliance One International, Inc.
9.875%, 07/15/2021		2,430,000	2,168,775
Anheuser-Busch InBev Worldwide, Inc.
9.750%, 11/17/2015	BRL	2,111,000	770,322
Aramark Services, Inc.
5.750%, 03/15/2020		$310,000	320,075
B&G Foods, Inc.
4.625%, 06/01/2021		1,935,000	1,888,754
Cott Beverages, Inc.
5.375%, 07/01/2022 (S)		1,600,000	1,468,000
Harbinger Group, Inc.
7.875%, 07/15/2019		2,125,000	2,263,125
HJ Heinz Company
4.250%, 10/15/2020		1,740,000	1,757,400
JBS Investments GmbH
7.750%, 10/28/2020 (S)		425,000	440,088
Post Holdings, Inc.
6.000%, 12/15/2022 (S)		675,000	632,813
6.750%, 12/01/2021 (S)		1,665,000	1,615,050
Smithfield Foods, Inc.
5.875%, 08/01/2021 (S)		515,000	525,300
TreeHouse Foods, Inc.
4.875%, 03/15/2022		420,000	425,250
			14,274,952
Energy - 3.0%
California Resources Corp.
6.000%, 11/15/2024 (S)		1,035,000	874,575

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
DCP Midstream LLC (5.850% to
05/21/2023, then 3 month
LIBOR + 3.850%)
05/21/2043 (S)		$1,255,000	$1,217,350
Ecopetrol SA
4.250%, 09/18/2018		185,000	192,400
5.875%, 09/18/2023		545,000	577,019
EP Energy LLC
7.750%, 09/01/2022		690,000	645,150
9.375%, 05/01/2020		3,777,000	3,814,770
Inkia Energy, Ltd.
8.375%, 04/04/2021 (S)		1,095,000	1,160,700
MarkWest Energy Partners LP
6.500%, 08/15/2021		322,000	331,660
MEG Energy Corp.
6.375%, 01/30/2023 (S)		1,160,000	1,035,300
Petrobras Global Finance BV
4.375%, 05/20/2023		2,050,000	1,763,164
Petroleos Mexicanos
7.650%, 11/24/2021 (S)	MXN	15,351,000	1,105,407
Sabine Pass Liquefaction LLC
5.625%, 02/01/2021 to 04/15/2023		$1,790,000	1,751,325
The Williams Companies, Inc.
4.550%, 06/24/2024		1,410,000	1,311,273
			15,780,093
Financials - 12.9%
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		2,995,000	4,058,209
American Tower Corp.
7.000%, 10/15/2017		529,000	597,301
Asian Development Bank
5.000%, 03/09/2022	AUD	1,530,000	1,395,811
Asian Development Bank
3.250%, 07/20/2017	NZD	1,480,000	1,133,778
Bancolombia SA
5.950%, 06/03/2021		$850,000	911,625
Bank of America Corp.
1.001%, 09/15/2026 (P)		2,515,000	2,300,996
Bank of America Corp. (8.000% to
01/30/2018, then 3 month
LIBOR + 3.630%)
01/30/2018 (Q)		850,000	912,688
BNC Bancorp (5.500% to 10/01/2019,
then 3 month LIBOR + 3.590%)
10/01/2024		500,000	500,239
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,558,153
CBRE Services, Inc.
5.000%, 03/15/2023		$990,000	1,011,681
Citigroup, Inc.
6.250%, 06/29/2017	NZD	1,245,000	1,009,027
Citigroup, Inc. (5.900% to 2-15-23, then
3 month LIBOR + 4.230%)
02/15/2023 (Q)		$745,000	726,375
Citigroup, Inc. (5.950% to 01/30/2023,
then 3 month LIBOR + 4.069%)
01/30/2023 (Q)		1,605,000	1,580,925
Corrections Corp. of America
4.125%, 04/01/2020		963,000	936,518
Credit Acceptance Corp.
6.125%, 02/15/2021 (S)		860,000	860,000

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)		$1,104,000	$1,213,546
Eagle Bancorp, Inc.
5.750%, 09/01/2024		500,000	511,250
European Investment Bank
4.250%, 02/04/2015	NOK	6,400,000	860,545
Fifth Third Bancorp (5.100% to
06/30/2023, then 3 month
LIBOR + 3.033%)
06/30/2023 (Q)		$1,820,000	1,685,775
General Electric Capital Australia
Funding Pty, Ltd.
7.000%, 10/08/2015	AUD	2,800,000	2,353,793
General Electric Capital Corp.
4.250%, 01/17/2018	NZD	715,000	555,960
4.875%, 04/05/2016	SEK	10,000,000	1,350,617
6.250%, 09/29/2020	GBP	265,000	501,444
General Electric Capital Corp. (7.125%
until 06/15/2022, then 3 month
LIBOR + 5.296%)
06/15/2022 (Q)		$1,600,000	1,862,000
Heartland Financial USA, Inc.
5.750%, 12/30/2024 (S)		505,000	505,000
Hongkong Land Treasury Services
(Singapore) Pte, Ltd.
3.860%, 12/29/2017	SGD	250,000	194,720
Host Hotels & Resorts LP
5.250%, 03/15/2022		$620,000	676,615
Independent Bank Group, Inc.
5.875%, 08/01/2024		690,000	708,975
Inter-American Development Bank
3.750%, 10/09/2018	AUD	1,055,000	892,241
6.500%, 08/20/2019		2,705,000	2,563,755
International Bank for Reconstruction
& Development
1.375%, 06/23/2019	SEK	8,600,000	1,144,890
2.125%, 05/29/2017	NOK	1,560,000	214,457
3.375%, 08/13/2017	NZD	620,000	476,266
3.750%, 01/23/2019	AUD	1,000,000	848,602
4.500%, 08/16/2016	NZD	1,455,000	1,146,043
4.625%, 02/26/2019 to 10/06/2021		3,055,000	2,429,661
International Finance Corp.
3.875%, 02/26/2018		620,000	481,734
10.000%, 06/12/2017	BRL	1,745,000	644,446
Iron Mountain, Inc.
5.750%, 08/15/2024		$1,275,000	1,282,969
JPMorgan Chase & Company
4.250%, 11/02/2018	NZD	1,485,000	1,148,549
Kennedy-Wilson, Inc.
5.875%, 04/01/2024		$1,180,000	1,182,950
KFW
5.750%, 05/13/2015	AUD	1,600,000	1,320,137
6.000%, 01/19/2016 to 08/20/2020		3,388,000	3,151,317
MetLife, Inc.
6.400%, 12/15/2036		$755,000	841,825
National Australia Bank, Ltd.
6.000%, 02/15/2017	AUD	1,805,000	1,568,130
Nationstar Mortgage LLC
9.625%, 05/01/2019		$1,039,000	1,098,743
Oversea-Chinese Banking Corp., Ltd.
(4.000% to 10/15/2019, then 5 year
U.S. Swap Rate + 2.203%)
10/15/2024 (S)		1,175,000	1,202,856

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Prudential Financial, Inc. (5.875% to
09/01/2022, then 3 month
LIBOR + 4.175%)
09/15/2042		$645,000	$680,475
Regions Financial Corp.
7.375%, 12/10/2037		385,000	507,924
Stifel Financial Corp.
4.250%, 07/18/2024		2,505,000	2,519,845
Synovus Financial Corp.
5.125%, 06/15/2017		1,570,000	1,593,550
7.875%, 02/15/2019		725,000	806,563
Temasek Financial I, Ltd.
3.265%, 02/19/2020	SGD	1,250,000	991,090
Trust F/1401
5.250%, 12/15/2024 (S)		$995,000	1,024,950
Westpac Banking Corp.
5.000%, 10/21/2019	GBP	375,000	668,808
7.250%, 02/11/2020	AUD	700,000	672,732
Zions Bancorporation (5.800% to
06/15/2023, then 3 month
LIBOR + 3.800%)
06/15/2023 (Q)		$1,050,000	991,200
			67,570,274
Health care - 4.6%
Community Health Systems, Inc.
6.875%, 02/01/2022		1,540,000	1,631,438
7.125%, 07/15/2020		315,000	335,869
DaVita HealthCare Partners, Inc.
5.125%, 07/15/2024		1,045,000	1,065,900
Endo Finance LLC
5.750%, 01/15/2022 (S)		830,000	830,000
7.250%, 01/15/2022 (S)		805,000	861,350
Forest Laboratories, Inc.
4.875%, 02/15/2021 (S)		1,875,000	2,010,411
5.000%, 12/15/2021 (S)		1,775,000	1,922,016
Grifols Worldwide Operations, Ltd.
5.250%, 04/01/2022 (S)		1,600,000	1,636,320
HCA Holdings, Inc.
6.250%, 02/15/2021		1,897,000	2,020,305
HCA, Inc.
5.000%, 03/15/2024		1,995,000	2,049,863
7.500%, 02/15/2022		1,165,000	1,331,013
8.000%, 10/01/2018		280,000	320,600
LifePoint Hospitals, Inc.
5.500%, 12/01/2021		3,760,000	3,844,600
Mallinckrodt International Finance SA
5.750%, 08/01/2022 (S)		1,130,000	1,161,075
Tenet Healthcare Corp.
4.375%, 10/01/2021		1,450,000	1,439,125
Valeant Pharmaceuticals International, Inc.
7.500%, 07/15/2021 (S)		865,000	934,200
WellCare Health Plans, Inc.
5.750%, 11/15/2020		553,000	570,973
			23,965,058
Industrials - 1.0%
AECOM
5.750%, 10/15/2022 (S)		780,000	797,550
Air Canada
6.750%, 10/01/2019 (S)		345,000	358,800
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022		1,122,838	1,302,492

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Odebrecht Finance, Ltd.
7.500%, 09/14/2015 (Q)(S)		$1,195,000	$1,118,520
TAM Capital 3, Inc.
8.375%, 06/03/2021 (S)		775,000	796,313
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 10/01/2024		268,294	299,148
US Airways 2012-1 Class B Pass
Through Trust
8.000%, 10/01/2019		805,916	894,567
			5,567,390
Information technology - 1.1%
First Data Corp.
8.875%, 08/15/2020 (S)		110,000	117,975
IBM Corp.
2.750%, 12/21/2020	GBP	700,000	1,132,280
Micron Technology, Inc.
5.875%, 02/15/2022 (S)		$1,360,000	1,428,000
Sixsigma Networks Mexico SA de CV
8.250%, 11/07/2021 (S)		1,545,000	1,567,403
Zebra Technologies Corp.
7.250%, 10/15/2022 (S)		1,420,000	1,491,000
			5,736,658
Materials - 3.3%
ArcelorMittal
7.250%, 03/01/2041		1,145,000	1,156,450
Ball Corp.
4.000%, 11/15/2023		1,720,000	1,659,800
6.750%, 09/15/2020		1,175,000	1,222,000
Cemex Finance LLC
9.375%, 10/12/2022 (S)		1,055,000	1,176,325
Crown Americas LLC
4.500%, 01/15/2023		1,310,000	1,270,700
Crown Cork & Seal Company, Inc.
7.375%, 12/15/2026		371,000	409,955
FMG Resources August 2006 Pty, Ltd.
6.875%, 04/01/2022 (S)		1,715,000	1,427,738
Methanex Corp.
4.250%, 12/01/2024		2,610,000	2,598,605
Sealed Air Corp.
4.875%, 12/01/2022 (S)		965,000	957,763
5.125%, 12/01/2024 (S)		965,000	974,650
6.500%, 12/01/2020 (S)		1,790,000	1,960,050
Vale Overseas, Ltd.
4.625%, 09/15/2020		310,000	314,157
Votorantim Cimentos SA
7.250%, 04/05/2041 (S)		1,115,000	1,148,450
W.R. Grace & Co-Conn
5.125%, 10/01/2021 (S)		1,040,000	1,066,000
			17,342,643
Telecommunication services - 2.3%
Frontier Communications Corp.
7.125%, 01/15/2023		1,330,000	1,353,275
9.250%, 07/01/2021		150,000	173,250
GTP Acquisition Partners I LLC
7.628%, 06/15/2016 (S)		625,000	654,269
HC2 Holdings, Inc.
11.000%, 12/01/2019 (S)		3,025,000	2,964,500
SBA Telecommunications, Inc.
5.750%, 07/15/2020		505,000	513,989

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
SBA Tower Trust
5.101%, 04/17/2017 (S)		$616,000	$648,325
SoftBank Corp.
4.500%, 04/15/2020 (S)		850,000	837,250
T-Mobile USA, Inc.
6.125%, 01/15/2022		1,930,000	1,958,950
6.250%, 04/01/2021		718,000	734,873
6.625%, 04/01/2023		445,000	455,680
6.836%, 04/28/2023		435,000	449,138
Verizon Communications, Inc.
5.150%, 09/15/2023		1,105,000	1,220,177
			11,963,676
Utilities - 2.0%
Calpine Corp.
5.750%, 01/15/2025		1,885,000	1,908,563
5.875%, 01/15/2024 (S)		176,000	187,440
6.000%, 01/15/2022 (S)		1,451,000	1,545,315
Dynegy Finance I, Inc.
7.375%, 11/01/2022 (S)		695,000	707,163
NiSource Finance Corp.
4.800%, 02/15/2044		470,000	500,759
5.650%, 02/01/2045		855,000	1,023,493
NRG Energy, Inc.
6.250%, 05/01/2024 (S)		900,000	915,750
6.625%, 03/15/2023		1,065,000	1,107,600
NRG Yield Operating LLC
5.375%, 08/15/2024 (S)		670,000	680,050
RJS Power Holdings LLC
5.125%, 07/15/2019 (S)		1,775,000	1,752,813
Southern Gas Networks PLC
4.875%, 12/21/2020	GBP	80,000	141,262
			10,470,208
TOTAL CORPORATE BONDS (Cost $213,456,941)			$212,908,052
CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%
JPMorgan Chase Capital XXIII
1.232%, 05/15/2047 (P)		$1,040,000	842,400
M&T Capital Trust III
9.250%, 02/01/2027		95,000	95,947
USB Capital IX
3.500%, 02/09/2015 (P)(Q)		1,456,000	1,172,080
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $2,012,638)			$2,110,427
CONVERTIBLE BONDS - 1.5%
Consumer discretionary - 0.1%
Liberty Interactive LLC
0.750%, 03/30/2043		470,000	667,988
Consumer staples - 0.1%
Vector Group, Ltd.
2.500%, 01/15/2019 (P)		510,000	717,574
Financials - 0.3%
MGIC Investment Corp.
2.000%, 04/01/2020		1,065,000	1,558,228
Health care - 0.4%
Anthem, Inc.
2.750%, 10/15/2042		1,099,000	1,891,654

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
CONVERTIBLE BONDS (continued)
Industrials - 0.4%
Air Lease Corp.
3.875%, 12/01/2018	$815,000	$1,113,494
Trinity Industries, Inc.
3.875%, 06/01/2036	605,000	794,819
		1,908,313
Information technology - 0.2%
Intel Corp.
3.250%, 08/01/2039	525,000	912,844
TOTAL CONVERTIBLE BONDS (Cost $6,617,631)		$7,656,601
TERM LOANS (M) - 11.8%
Consumer discretionary - 2.7%
Burger King Corp.
4.500%, 12/12/2021	2,285,000	2,278,472
CCO Safari LLC
4.250%, 09/12/2021	1,260,000	1,264,725
Chrysler Group LLC
3.250%, 12/31/2018	1,892,715	1,873,197
Four Seasons Holdings, Inc.
3.500%, 06/27/2020	1,802,188	1,763,891
Hilton Worldwide Finance LLC
3.500%, 10/26/2020	1,541,459	1,520,264
Hudson’s Bay Company
4.750%, 11/04/2020	648,375	647,727
Lands’ End, Inc.
4.250%, 04/04/2021	1,588,000	1,546,315
The Men’s Wearhouse, Inc.
4.500%, 06/18/2021	1,791,510	1,778,074
Univision Communications, Inc.
4.000%, 03/01/2020	535,453	522,602
Virgin Media Investment Holdings, Ltd.
3.500%, 06/07/2020	1,025,000	1,005,781
		14,201,048
Consumer staples - 1.7%
Aramark Services, Inc.
3.250%, 02/24/2021	2,565,613	2,519,644
Big Heart Pet Brands
3.500%, 03/08/2020	782,188	748,945
HJ Heinz Company
3.500%, 06/05/2020	3,065,153	3,041,616
Rite Aid Corp.
3.500%, 02/21/2020	950,213	946,056
SUPERVALU, Inc.
4.500%, 03/21/2019	1,412,627	1,384,817
		8,641,078
Financials - 1.2%
Crown Castle Operating Company
3.000%, 01/31/2021	3,458,167	3,390,732
HUB International, Ltd.
4.250%, 10/02/2020	2,068,618	2,004,491
La Quinta Intermediate Holdings LLC
4.000%, 04/14/2021	965,745	951,259
		6,346,482
Health care - 3.0%
Biomet, Inc.
3.670%, 07/25/2017	2,440,448	2,426,213
Catalent Pharma Solutions, Inc.
4.250%, 05/20/2021	2,507,466	2,488,660
Community Health Systems, Inc.
4.250%, 01/27/2021	2,154,121	2,146,941

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) (continued)
Health care (continued)
Endo Luxembourg Finance I Company
Sarl
3.250%, 02/28/2021	$709,638	$686,574
Grifols Worldwide Operations USA, Inc.
3.169%, 02/27/2021	1,868,276	1,840,251
Kindred Healthcare, Inc.
4.250%, 04/09/2021	731,325	708,471
Mallinckrodt International Finance SA
3.250%, 03/19/2021	3,213,412	3,139,770
National Mentor Holdings, Inc.
4.750%, 01/31/2021	407,665	397,473
Ortho-Clinical Diagnostics, Inc.
4.750%, 06/30/2021	1,004,950	986,316
Valeant Pharmaceuticals International, Inc.
3.500%, 08/05/2020	772,311	764,266
		15,584,935
Industrials - 0.9%
AECOM Technology Corp.
3.750%, 10/15/2021	905,326	904,572
American Builders & Contractors Supply
Company, Inc.
3.500%, 04/16/2020	1,476,313	1,427,872
Capital Safety North America
Holdings, Inc.
3.750%, 03/29/2021	906,786	878,449
Delta Air Lines, Inc.
3.250%, 04/20/2017	871,485	861,499
US Airways, Inc.
3.500%, 05/23/2019	801,900	784,459
		4,856,851
Information technology - 0.7%
Dell International LLC
4.500%, 04/29/2020	1,780,060	1,772,749
First Data Corp.
3.667%, 03/23/2018	593,821	580,646
3.667%, 09/24/2018	165,000	161,339
4.167%, 03/24/2021	250,936	247,015
IMS Health, Inc.
3.500%, 03/17/2021	898,550	876,835
		3,638,584
Materials - 0.5%
Berry Plastics Group, Inc.
3.500%, 02/08/2020	1,345,838	1,303,220
FMG Resources August 2006 Pty, Ltd.
3.750%, 06/30/2019	816,317	741,828
Signode Industrial Group US, Inc.
3.750%, 05/01/2021	545,833	522,635
		2,567,683
Telecommunication services - 0.1%
SBA Senior Finance II LLC
3.250%, 03/24/2021	641,775	626,854
Utilities - 1.0%
Dynegy, Inc.
4.000%, 04/23/2020	1,773,781	1,748,283
ExGen Texas Power LLC
5.750%, 09/16/2021	1,560,653	1,537,243
La Frontera Generation LLC
4.500%, 09/30/2020	1,991,137	1,955,048
		5,240,574
TOTAL TERM LOANS (Cost $62,789,792)		$61,704,089

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.2%
Commercial and residential - 5.7%
Adjustable Rate Mortgage Trust,
Series 2004-5, Class 2A1
2.634%, 04/25/2035 (P)	$510,611	$508,308
American Home Mortgage Assets Trust,
Series 2006-6, Class XP IO
2.111%, 12/25/2046	7,859,505	679,930
Americold 2010 LLC Trust,
Series 2010-ARTA, Class D
7.443%, 01/14/2029 (S)	645,000	730,664
Banc of America Commercial
Mortgage Trust, Series 2006-4,
Class AM
5.675%, 07/10/2046	825,000	878,628
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2004-10, Class 12A3,
2.656%, 01/25/2035 (P)	484,948	481,616
Series 2005-2, Class A1,
2.580%, 03/25/2035 (P)	395,412	399,431
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1,
0.869%, 01/25/2035 (P)	440,664	429,058
Series 2004-13, Class A1,
0.909%, 11/25/2034 (P)	644,425	640,899
Series 2004-8, Class 1A,
0.869%, 09/25/2034 (P)	88,257	85,583
Series 2005-7, Class 11A1,
0.709%, 08/25/2035 (P)	304,453	282,473
Carefree Portfolio Trust,
Series 2014-CARE, Class E
4.165%, 11/15/2019 (P)(S)	695,000	690,389
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class D
3.150%, 12/15/2027 (P)(S)	1,005,000	1,005,317
Chase Mortgage Finance Trust,
Series 2007-A1, Class 2A1
2.463%, 02/25/2037 (P)	210,263	210,131
Commercial Mortgage Pass
Through Certificates
Series 2006-GG7, Class AM,
5.818%, 07/10/2038 (P)	90,000	94,848
Series 2014-PAT, Class E,
3.310%, 08/13/2027 (P)(S)	361,000	357,902
Series 2014-TWC, Class D,
2.404%, 02/13/2032 (P)(S)	965,000	962,294
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO,
1.948%, 09/19/2044	3,387,372	204,228
Series 2005-AR2, Class X2 IO,
2.642%, 03/19/2045	6,064,725	516,262
GRACE Mortgage Trust,
Series 2014-GRCE, Class F
3.590%, 06/10/2028 (P)(S)	600,000	562,898
GSR Mortgage Loan Trust, Series 2004-5,
Class 2A1
2.598%, 05/25/2034 (P)	869,349	859,657
HarborView Mortgage Loan Trust
Series 2004-5, Class 2A-6,
2.179%, 06/19/2034 (P)	540,095	536,153
Series 2004-7, Class 4A,
2.640%, 11/19/2034 (P)	601,065	599,420

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
HarborView Mortgage Loan Trust (continued)
Series 2005-2, Class IX IO,
2.181%, 05/19/2035	$2,345,617	$163,767
Series 2005-9, Class 2A1A,
0.505%, 06/20/2035 (P)	467,438	446,180
Series 2005-9, Class 2A1C,
0.615%, 06/20/2035 (P)	317,475	290,712
Series 2005-8, Class 1X IO,
2.083%, 09/19/2035	4,954,941	264,614
Series 2007-3, Class ES IO,
0.361%, 05/19/2047 (S)	11,099,202	117,929
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	12,034,369	120,344
Series 2007-6, Class ES IO,
0.343%, 08/19/2037 (S)	9,521,611	101,167
Hilton USA Trust, Series 2013-HLF,
Class EFL
3.907%, 11/05/2030 (P)(S)	679,971	680,006
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO,
2.090%, 10/25/2036	19,524,650	1,644,089
Series 2005-AR18, Class 2X IO,
1.744%, 10/25/2036	18,499,336	840,260
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2006-LDP7, Class AM,
5.865%, 04/15/2045 (P)	1,000,000	1,061,109
Series 2007-CB18, Class A4,
5.440%, 06/12/2047	616,461	655,384
Series 2014-INN, Class F,
4.161%, 06/15/2029 (P)(S)	390,000	386,658
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class AM
5.413%, 09/15/2039	615,000	653,018
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1,
2.160%, 12/25/2034 (P)	239,146	233,184
Series 2005-A2, Class A2,
2.471%, 02/25/2035 (P)	589,857	588,459
Series 2006-3, Class 2A1,
2.327%, 10/25/2036 (P)	258,647	253,565
Merrill Lynch Mortgage Trust,
Series 2005-LC1, Class AM
5.306%, 01/12/2044 (P)	885,000	916,352
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-3,
Class A4
5.414%, 07/12/2046 (P)	582,520	613,564
Morgan Stanley Capital I Trust,
Series 2014-150E, Class F
4.295%, 09/09/2032 (P)(S)	695,000	652,968
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1,
2.429%, 10/25/2034 (P)	396,692	393,112
Series 2004-9, Class 1A,
5.619%, 11/25/2034 (P)	276,453	273,790
Opteum Mortgage
Acceptance Corp. Trust, Series 2005-4,
Class 1APT
0.479%, 11/25/2035 (P)	416,715	392,363

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Structured Asset Securities Corp.,
Series 2003-7A, Class 3A6
2.487%, 12/25/2033 (P)	$388,088	$381,418
WaMu Mortgage Pass
Through Certificates
Series 2004-AR14, Class A1,
2.394%, 01/25/2035 (P)	578,875	581,225
Series 2005-AR19, Class A1A2,
0.459%, 12/25/2045 (P)	631,235	570,259
Series 2005-AR2, Class 2A1B,
0.539%, 01/25/2045 (P)	738,371	679,314
Series 2005-AR2, Class 2A2B,
0.549%, 01/25/2045 (P)	510,062	469,680
Series 2005-AR3, Class A2,
2.396%, 03/25/2035 (P)	534,358	532,186
Series 2005-AR6, Class 2A1A,
0.399%, 04/25/2045 (P)	1,083,274	1,007,206
Series 2005-AR8, Class 2AB2,
0.589%, 07/25/2045 (P)	573,059	528,929
Series 2005-AR8, Class 2AB3,
0.529%, 07/25/2045 (P)	560,890	514,797
Wells Fargo Commercial Mortgage Trust,
Series 2013-BTC, Class E
3.550%, 04/16/2035 (P)(S)	955,000	876,284
Wells Fargo Mortgage Backed
Securities Trust, Series 2004-Z,
Class 2A1
2.614%, 12/25/2034 (P)	550,930	553,857
		30,153,838
U.S. Government Agency - 0.5%
Federal Home Loan Mortgage Corp.
Series 2014-DN2, Class M2,
1.819%, 04/25/2024 (P)	450,000	435,947
Series 291, Class IO,
3.500%, 11/15/2032	1,771,111	316,909
Series 292, Class IO,
3.500%, 11/15/2027	1,189,124	156,413
Series 304, Class C42 IO,
4.000%, 12/15/2027	1,684,355	182,426
Series 4077, Class IK IO,
5.000%, 07/15/2042	1,437,563	272,646
Federal National Mortgage Association
Series 2012-118, Class AI IO,
3.500%, 11/25/2037	1,661,050	213,266
Series 2013-39, Class KI IO,
4.000%, 05/25/2028	2,316,821	260,234
Series 402, Class 3 IO,
4.000%, 11/25/2039	314,475	53,969
Series 402, Class 4 IO,
4.000%, 10/25/2039	308,675	56,475
Series 402, Class 7 IO,
4.500%, 11/25/2039	353,570	64,495
Series 406, Class 3 IO,
4.000%, 01/25/2041	317,557	39,756
Series 407, Class 4 IO,
4.500%, 03/25/2041	587,448	79,756
Series 407, Class 7 IO,
5.000%, 03/25/2041	1,403,811	281,948

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 407, Class 8 IO,
5.000%, 03/25/2041	$702,342	$137,682
		2,551,922
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $29,245,266)		$32,705,760
ASSET BACKED SECURITIES - 0.9%
Applebee’s/IHOP Funding LLC,
Series 2014-1, Class A2
4.277%, 09/05/2044 (S)	1,260,000	1,264,124
CKE Restaurant Holdings, Inc.,
Series 2013-1A, Class A2
4.474%, 03/20/2043 (S)	2,794,663	2,833,955
Home Equity Asset Trust, Series 2003-1,
Class M1 1.669%, 06/25/2033 (P)	244,737	235,468
Specialty Underwriting & Residential
Finance Trust, Series 2006-BC1,
Class A2D 0.469%, 12/25/2036 (P)	535,000	518,213
TOTAL ASSET BACKED SECURITIES (Cost $4,800,445)		$4,851,760
COMMON STOCKS - 3.4%
Consumer discretionary - 0.8%
Charter Communications, Inc., Class A (I)	26,089	$4,346,949
Vertis Holdings, Inc. (I)	8,371	0
		4,346,949
Financials - 2.6%
Ares Capital Corp.	30,530	476,421
Avenue Financial Holdings (I)	500	500,000
Capital One Financial Corp.	21,545	1,778,540
City National Corp.	6,799	549,427
Commerce Bancshares, Inc.	22,457	976,672
Cullen/Frost Bankers, Inc.	7,241	511,504
Investors Bancorp, Inc.	73,647	826,688
MetLife, Inc.	22,931	1,240,338
Park National Corp.	7,109	629,004
Prosperity Bancshares, Inc.	9,525	527,304
SunTrust Banks, Inc.	42,025	1,760,848
Synovus Financial Corp.	37,548	1,017,175
TCF Financial Corp.	63,800	1,013,782
The PNC Financial Services Group, Inc.	18,510	1,688,667
		13,496,370
TOTAL COMMON STOCKS (Cost $12,778,463)		$17,843,319
PREFERRED SECURITIES - 8.7%
Consumer staples - 0.5%
Post Holdings, Inc., 5.250%	14,805	1,338,224
Tyson Foods, Inc., 4.750%	23,171	1,166,428
		2,504,652
Financials - 4.8%
American Tower Corp., 5.250%	13,535	1,555,984
Crown Castle International Corp., 4.500%	22,754	2,343,434
First Tennessee Bank NA, 3.750% (S)	2,005	1,404,001
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	46,360	1,222,977
HSBC USA, Inc., 3.500%	45,001	1,017,023
Huntington Bancshares, Inc., 8.500%	1,305	1,735,650

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Financials (continued)
M&T Bank Corp., Series A, 6.375%	1,540	$1,532,300
Regions Financial Corp., 6.375%	49,955	1,251,373
SunTrust Banks, Inc., 4.000%	42,525	912,161
The Hartford Financial Services
Group, Inc. (7.875% to 04/15/2022,
then 3 month LIBOR + 5.596%)	50,575	1,515,227
U.S. Bancorp, 3.500%	2,061	1,684,868
U.S. Bancorp (6.500% to 01/15/2022, then
3 month LIBOR + 4.468%)	64,350	1,895,108
Wells Fargo & Company (5.850% to
09/15/2023, then
3 month LIBOR + 3.090%)	27,605	708,068
Wells Fargo & Company (6.625% to
03/15/2024, then
3 month LIBOR + 3.690%)	36,031	999,500
Weyerhaeuser Company, 6.375%	63,700	3,675,490
Zions Bancorporation, 7.900%	43,550	1,184,560
Zions Bancorporation (6.950% to
09/15/2023, then
3 month LIBOR + 3.890%)	22,575	618,329
		25,256,053
Industrials - 0.7%
Stanley Black & Decker, Inc., 6.250%	16,070	1,892,082
United Technologies Corp., 7.500%	26,342	1,615,555
		3,507,637
Materials - 0.3%
Alcoa, Inc., 5.375%	23,240	1,172,458
ArcelorMittal, 6.000%	19,525	337,783
		1,510,241
Utilities - 2.4%
Dominion Resources, Inc., 6.000%	38,600	2,320,632
Dominion Resources, Inc., 6.375%	47,070	2,448,111
Exelon Corp., 6.500%	56,187	2,949,818
Integrys Energy Group, Inc. (6.000% to
08/01/2023, then
3 month LIBOR + 3.220%)	18,656	498,115
NextEra Energy, Inc., 5.799%	7,445	429,502
NextEra Energy, Inc., 5.889%	27,190	1,820,099
SCE Trust I, 5.625%	22,260	545,370
The Laclede Group, Inc., 6.750%	29,900	1,659,450
		12,671,097
TOTAL PREFERRED SECURITIES (Cost $43,197,151)		$45,449,680
ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%
Lear Corp., Series B
8.750%, 12/01/2016 (I)	1,415,000	12,381
TOTAL ESCROW CERTIFICATES (Cost $76)		$12,381
PURCHASED OPTIONS - 0.4%
Call options - 0.0%
Over the Counter on the USD vs. CAD
(Expiration Date: 05/06/2015; Strike
Price: $1.15; Counterparty: Morgan
Stanley Company, Inc.) (I)	7,490,000	179,086
Over the Counter on the USD vs. CAD
(Expiration Date: 09/03/2015; Strike
Price: $1.30; Counterparty: Goldman
Sachs & Company) (I)	10,810,000	45,564

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
PURCHASED OPTIONS (continued)
Put options - 0.4%
Over the Counter on the EUR vs. USD
(Expiration Date: 02/02/2016; Strike
Price: EUR 1.15; Counterparty: Morgan
Stanley Company, Inc.) (I)	22,435,000	$489,931
Over the Counter on the EUR vs. USD
(Expiration Date: 02/24/2016; Strike
Price: EUR 1.15; Counterparty: Morgan
Stanley Company, Inc.) (I)	14,315,000	324,854
Over the Counter on the GBP vs. USD
(Expiration Date: 06/23/2015; Strike
Price: GBP 1.50; Counterparty:
Standard Chartered Bank) (I)	13,575,000	215,748
Over the Counter on the GBP vs. USD
(Expiration Date: 08/31/2015; Strike
Price: GBP 1.49; Counterparty:
JPMorgan Securities, Inc.) (I)	14,975,000	283,021
Over the Counter on the USD vs. EUR
(Expiration Date: 06/22/2015; Strike
Price: $1.55; Counterparty: Morgan
Stanley Company, Inc.) (I)	13,295,000	525,679
		1,839,233
TOTAL PURCHASED OPTIONS (Cost $1,438,363)		$2,063,883
SHORT-TERM INVESTMENTS - 3.3%
Repurchase agreement - 3.3%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2014 at 0.040% to be
repurchased at $10,861,024 on
01/02/2015, collateralized by
$10,230,052 U.S. Treasury Inflation
Indexed Notes, 0.500% due 04/15/2015
(valued at $11,078,245,
including interest)	$10,861,000	10,861,000
Repurchase Agreement with State
Street Corp. dated 12/31/2014 at
0.000% to be repurchased at $6,717,065
on 01/02/2015, collateralized by
$6,941,900 U.S. Treasury Notes,
0.750% - 1.500% due 02/28/2018 to
08/31/2018 (valued at $6,851,919,
including interest)	6,717,065	6,717,065
		17,578,065
TOTAL SHORT-TERM INVESTMENTS (Cost $17,578,065)		$17,578,065
Total Investments (Strategic Income Opportunities Trust)
(Cost $505,399,100) - 97.1%		$509,717,399
Other assets and liabilities, net - 2.9%		15,389,397
TOTAL NET ASSETS - 100.0%		$525,106,796

Total Bond Market Trust B

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 69.0%
U.S. Government - 35.3%
U.S. Treasury Bonds
3.000%, 11/15/2044	$500,000	$525,469
3.125%, 08/15/2044	12,290,000	13,230,948

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Bonds (continued)
3.875%, 08/15/2040	$1,100,000	$1,344,063
4.250%, 05/15/2039 to 11/15/2040	4,060,000	5,230,122
4.375%, 05/15/2041	1,230,000	1,632,441
4.625%, 02/15/2040	1,400,000	1,902,907
4.750%, 02/15/2041	2,000,000	2,796,250
7.500%, 11/15/2016	1,270,000	1,430,635
7.875%, 02/15/2021	3,400,000	4,591,329
8.125%, 08/15/2021	1,400,000	1,944,141
8.750%, 08/15/2020	1,400,000	1,923,250
U.S. Treasury Notes
0.375%, 04/30/2016 to 10/31/2016	7,900,000	7,872,078
0.500%, 09/30/2016	5,800,000	5,791,619
0.625%, 05/31/2017 to 04/30/2018	8,600,000	8,499,640
0.750%, 12/31/2017	3,700,000	3,659,529
0.875%, 04/30/2017	5,000,000	5,005,080
1.000%, 03/31/2017	4,000,000	4,016,876
1.250%, 04/30/2019	1,000,000	988,281
1.375%, 09/30/2018	900,000	898,875
1.500%, 06/30/2016 to 03/31/2019	13,500,000	13,560,470
1.500%, 01/31/2019 (C)	8,700,000	8,702,714
1.625%, 06/30/2019 to 08/31/2019	12,800,000	12,815,426
1.750%, 09/30/2019	7,000,000	7,039,375
1.875%, 08/31/2017	2,000,000	2,045,624
2.000%, 11/15/2021 to 02/15/2022	2,500,000	2,506,133
2.250%, 11/15/2024	23,450,000	23,607,561
2.750%, 02/15/2019	7,000,000	7,363,671
3.000%, 09/30/2016 to 02/28/2017	6,720,000	7,020,326
3.125%, 10/31/2016 to 05/15/2021	2,200,000	2,318,644
3.250%, 06/30/2016	3,650,000	3,798,139
4.250%, 11/15/2017	7,300,000	7,954,722
		172,016,338
U.S. Government Agency - 33.7%
Federal Farm Credit Bank 4.875%, 12/16/2015	900,000	939,177
Federal Home Loan Bank
0.875%, 05/24/2017	1,000,000	998,530
5.375%, 05/18/2016	2,200,000	2,347,138
5.500%, 07/15/2036	190,000	260,571
Federal Home Loan Mortgage Corp.
2.368%, 08/01/2037 (P)	662,110	709,696
2.500%, 05/27/2016	1,180,000	1,213,584
2.850%, 02/01/2037 (P)	327,662	351,211
3.000%, 10/01/2042	3,369,068	3,413,336
3.500%, TBA (C)	4,300,000	4,472,971
3.500%, 12/01/2025	2,830,436	2,998,272
4.000%, 02/01/2024 to 12/01/2040	3,121,229	3,335,166
4.500%, 05/01/2024 to 11/01/2041	6,023,758	6,558,193
5.000%, TBA (C)	2,300,000	2,535,391
5.000%, 06/01/2023 to 10/01/2040	1,426,071	1,576,277
5.500%, 08/23/2017 to 01/01/2039	3,449,879	3,860,869
6.000%, 06/01/2022 to 10/01/2038	1,001,018	1,128,005
6.250%, 07/15/2032	450,000	657,735
6.500%, 07/01/2016 to 09/01/2038	324,542	365,099
6.750%, 09/15/2029	1,200,000	1,772,401
7.000%, 02/01/2016 to 10/01/2038	160,015	183,279
7.500%, 02/01/2016 to 03/01/2032	18,792	22,398
8.000%, 02/01/2030	2,676	3,228
Federal National Mortgage Association
1.793%, 07/01/2034 (P)	422,391	440,888
1.958%, 01/01/2035 (P)	796,217	838,853
2.172%, 09/01/2037 (P)	336,922	357,652
2.310%, 05/01/2036 (P)	202,239	216,774

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
2.360%, 04/01/2037 (P)	$985,748	$1,056,594
2.391%, 10/01/2037 (P)	104,582	112,098
2.500%, TBA (C)	2,500,000	2,546,094
2.500%, 05/01/2028	2,170,364	2,217,841
2.575%, 04/01/2036 (P)	111,634	119,657
3.000%, TBA (C)	9,400,000	9,513,595
3.000%, 01/01/2027 to 04/01/2043	14,213,699	14,611,707
3.500%, TBA (C)	2,500,000	2,607,813
3.500%, 12/01/2025 to 02/01/2043	13,788,719	14,428,350
4.000%, 08/01/2020 to 05/01/2042	7,593,381	8,129,118
4.375%, 10/15/2015	6,350,000	6,555,772
4.500%, 06/01/2018 to 06/01/2041	7,807,965	8,470,120
5.000%, 12/01/2018 to 07/01/2039	4,240,875	4,673,488
5.500%, 08/01/2017 to 11/01/2038	2,975,464	3,320,276
6.000%, 01/01/2021 to 08/01/2038	2,003,036	2,255,123
6.500%, 02/01/2015 to 12/01/2037	538,545	613,047
7.000%, 12/01/2015 to 10/01/2038	200,678	230,370
7.125%, 01/15/2030	209,000	318,547
7.250%, 05/15/2030	1,450,000	2,256,815
7.500%, 09/01/2030 to 08/01/2031	38,523	45,939
8.000%, 08/01/2030 to 09/01/2031	10,977	13,209
8.500%, 09/01/2030	1,447	1,769
Government National Mortgage Association
3.000%, TBA (C)	5,000,000	5,116,016
3.000%, 08/15/2043	3,378,435	3,463,292
3.500%, TBA (C)	1,800,000	1,890,415
3.500%, 01/15/2043	6,305,630	6,633,940
4.000%, 11/15/2026 to 02/15/2041	7,226,673	7,785,213
4.500%, 05/15/2019 to 10/20/2040	4,441,355	4,880,998
5.000%, 05/15/2018 to 07/20/2040	3,626,882	4,035,271
5.500%, 08/15/2023 to 09/20/2039	1,319,395	1,474,120
6.000%, 04/15/2017 to 10/15/2038	795,168	903,835
6.500%, 01/15/2016 to 12/15/2038	425,857	490,536
7.000%, 08/15/2029 to 05/15/2032	71,928	84,262
7.500%, 08/15/2029 to 01/15/2031	22,642	26,986
8.000%, 04/15/2031	8,860	10,771
8.500%, 09/15/2030	5,936	7,316
9.000%, 01/15/2031	1,464	1,820
Tennessee Valley Authority
3.875%, 02/15/2021	700,000	770,919
The Financing Corp. 8.600%, 09/26/2019	675,000	878,068
		164,107,814
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $323,856,109)		$336,124,152
FOREIGN GOVERNMENT
OBLIGATIONS - 3.1%
Brazil - 0.3%
Federative Republic of Brazil
4.250%, 01/07/2025	1,612,000	1,612,000
5.875%, 01/15/2019	105,000	117,075
		1,729,075
Canada - 0.8%
Government of Canada
0.875%, 02/14/2017	250,000	250,261
Province of British Columbia
6.500%, 01/15/2026	490,000	657,463
Province of Manitoba
9.625%, 12/01/2018	300,000	380,770

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada (continued)
Province of New Brunswick
5.200%, 02/21/2017	$380,000	$413,451
Province of Nova Scotia
5.125%, 01/26/2017	455,000	494,092
Province of Ontario
1.100%, 10/25/2017	500,000	497,147
4.500%, 02/03/2015	350,000	351,111
Province of Quebec
7.125%, 02/09/2024	150,000	199,110
7.500%, 07/15/2023	410,000	554,960
		3,798,365
Chile - 0.1%
Republic of Chile
3.875%, 08/05/2020	510,000	546,975
Colombia - 0.1%
Republic of Colombia
4.375%, 07/12/2021	550,000	581,625
Israel - 0.2%
Government of Israel
5.125%, 03/26/2019	530,000	601,550
5.500%, 09/18/2023	455,000	560,163
		1,161,713
Italy - 0.1%
Republic of Italy
6.875%, 09/27/2023	300,000	378,658
Japan - 0.3%
Japan Bank for International Cooperation
2.250%, 07/13/2016	1,250,000	1,278,036
Mexico - 0.3%
Government of Mexico
5.950%, 03/19/2019	415,000	469,573
6.050%, 01/11/2040	930,000	1,137,390
		1,606,963
Panama - 0.1%
Republic of Panama
6.700%, 01/26/2036	370,000	478,225
Peru - 0.1%
Republic of Peru
6.550%, 03/14/2037	250,000	324,375
7.125%, 03/30/2019	120,000	141,900
		466,275
Philippines - 0.2%
Republic of Philippines
4.000%, 01/15/2021	1,000,000	1,085,000
Poland - 0.0%
Republic of Poland
6.375%, 07/15/2019	110,000	128,700
South Africa - 0.2%
Republic of South Africa
5.500%, 03/09/2020	740,000	810,301
Turkey - 0.3%
Republic of Turkey
6.000%, 01/14/2041	400,000	454,000
6.250%, 09/26/2022	400,000	456,500

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Turkey (continued)
Republic of Turkey (continued)
7.500%, 07/14/2017	$400,000	$446,500
		1,357,000
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $14,678,244)		$15,406,911
CORPORATE BONDS - 24.1%
Consumer discretionary - 2.0%
21st Century Fox America, Inc.
6.650%, 11/15/2037	440,000	587,514
Brinker International, Inc.
3.875%, 05/15/2023	250,000	249,304
CBS Corp.
4.300%, 02/15/2021	150,000	161,510
Comcast Corp.
5.700%, 07/01/2019	310,000	355,904
6.500%, 01/15/2015 to 11/15/2035	415,000	501,658
Cox Communications, Inc.
9.375%, 01/15/2019 (S)	125,000	157,315
DIRECTV Holdings LLC
5.150%, 03/15/2042	50,000	51,668
6.375%, 03/01/2041	360,000	420,899
Discovery Communications LLC
5.625%, 08/15/2019	250,000	280,660
Ford Motor Credit Company LLC
5.000%, 05/15/2018	1,040,000	1,130,010
Grupo Televisa SAB
6.625%, 01/15/2040	220,000	266,277
Hyatt Hotels Corp.
3.375%, 07/15/2023	250,000	245,137
Johnson Controls, Inc.
5.700%, 03/01/2041	150,000	178,967
Lowe’s Companies, Inc.
5.800%, 10/15/2036	140,000	176,075
6.100%, 09/15/2017	180,000	201,881
McDonald’s Corp.
3.625%, 05/20/2021	250,000	267,583
5.000%, 02/01/2019	228,000	253,710
NBCUniversal Media LLC
5.150%, 04/30/2020	230,000	261,004
O’Reilly Automotive, Inc.
4.875%, 01/14/2021	300,000	329,388
Target Corp.
6.500%, 10/15/2037	288,000	393,320
TCI Communications, Inc.
7.125%, 02/15/2028	110,000	147,973
The Home Depot, Inc.
5.875%, 12/16/2036	280,000	365,679
The Walt Disney Company
5.625%, 09/15/2016	340,000	367,622
Thomson Reuters Corp.
4.500%, 05/23/2043	250,000	250,166
Time Warner Cable, Inc.
4.125%, 02/15/2021	60,000	64,211
Time Warner Companies, Inc.
7.250%, 10/15/2017	100,000	114,608
7.570%, 02/01/2024	240,000	311,562
Time Warner Entertainment Company LP
8.375%, 07/15/2033	525,000	787,886
Time Warner, Inc.
7.625%, 04/15/2031	285,000	397,328

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Toyota Motor Credit Corp.
3.400%, 09/15/2021	$320,000	$336,564
Viacom, Inc.
4.250%, 09/15/2015	150,000	153,548
4.500%, 03/01/2021	120,000	128,827
Volkswagen International Finance NV
2.875%, 04/01/2016 (S)	60,000	61,353
		9,957,111
Consumer staples - 1.9%
Altria Group, Inc.
4.125%, 09/11/2015	150,000	153,426
9.250%, 08/06/2019	105,000	134,950
9.950%, 11/10/2038	17,000	29,081
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019	460,000	553,639
7.750%, 01/15/2019	335,000	405,765
Bottling Group LLC
5.125%, 01/15/2019	105,000	117,386
Brown-Forman Corp.
2.500%, 01/15/2016	300,000	305,258
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	160,000	196,086
Campbell Soup Company
4.500%, 02/15/2019	300,000	323,221
ConAgra Foods, Inc.
5.819%, 06/15/2017	38,000	41,605
7.000%, 04/15/2019	118,000	137,448
9.750%, 03/01/2021	175,000	225,802
CVS Health Corp.
4.125%, 05/15/2021	60,000	65,058
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	89,024	120,404
Diageo Capital PLC
4.828%, 07/15/2020	95,000	105,852
Dr. Pepper Snapple Group, Inc.
2.900%, 01/15/2016	500,000	510,158
Energizer Holdings, Inc.
4.700%, 05/19/2021	250,000	259,404
General Mills, Inc.
5.650%, 02/15/2019	315,000	357,603
Kellogg Company
4.150%, 11/15/2019	30,000	32,343
Kimberly-Clark Corp.
7.500%, 11/01/2018	250,000	300,384
Kraft Foods Group, Inc.
6.125%, 08/23/2018	66,000	75,465
6.875%, 01/26/2039	40,000	52,870
PepsiCo, Inc.
4.000%, 03/05/2042	270,000	271,976
5.500%, 01/15/2040	280,000	337,235
Philip Morris International, Inc.
3.600%, 11/15/2023	250,000	260,916
4.125%, 05/17/2021	320,000	347,977
Reynolds American, Inc.
3.250%, 11/01/2022	270,000	262,991
Safeway, Inc.
6.350%, 08/15/2017	27,000	28,694
SC Johnson & Son, Inc.
4.000%, 05/15/2043 (S)	250,000	244,976
The Clorox Company
5.950%, 10/15/2017	295,000	328,935
The Coca-Cola Company
3.150%, 11/15/2020	560,000	585,446

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
The Kroger Company
3.900%, 10/01/2015	$150,000	$153,239
6.400%, 08/15/2017	370,000	413,590
The Procter & Gamble Company
5.500%, 02/01/2034	50,000	64,434
Wal-Mart Stores, Inc.
4.125%, 02/01/2019	100,000	108,920
6.200%, 04/15/2038	125,000	167,416
7.550%, 02/15/2030	410,000	603,809
Walgreen Company
5.250%, 01/15/2019	335,000	372,382
		9,056,144
Energy - 2.9%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	280,000	336,474
Apache Corp.
3.625%, 02/01/2021	250,000	252,731
BP Capital Markets PLC
1.375%, 11/06/2017	500,000	494,587
2.750%, 05/10/2023	250,000	233,781
Canadian Natural Resources, Ltd.
6.250%, 03/15/2038	290,000	322,537
Cenovus Energy, Inc.
5.700%, 10/15/2019	40,000	44,065
Chevron Corp.
4.950%, 03/03/2019	90,000	100,632
ConocoPhillips
5.750%, 02/01/2019	100,000	113,678
DCP Midstream LLC
9.750%, 03/15/2019 (S)	95,000	118,827
Devon Financing Corp. ULC
7.875%, 09/30/2031	170,000	231,905
Enbridge Energy Partners LP
9.875%, 03/01/2019	125,000	158,129
Encana Corp.
6.500%, 08/15/2034	270,000	293,090
Energy Transfer Partners LP
6.500%, 02/01/2042	50,000	57,473
6.700%, 07/01/2018	250,000	281,119
Ensco PLC
4.700%, 03/15/2021	360,000	361,631
Enterprise Products Operating LLC
4.850%, 08/15/2042	280,000	290,966
6.875%, 03/01/2033	130,000	166,771
EOG Resources, Inc.
4.100%, 02/01/2021	300,000	321,905
Halliburton Company
6.150%, 09/15/2019	360,000	416,962
Hess Corp.
8.125%, 02/15/2019	280,000	333,142
Kinder Morgan Energy Partners LP
5.625%, 02/15/2015	120,000	120,618
6.375%, 03/01/2041	60,000	66,822
6.500%, 09/01/2039	180,000	200,320
9.000%, 02/01/2019	60,000	72,735
Magellan Midstream Partners LP
6.550%, 07/15/2019	180,000	210,331
Nabors Industries, Inc.
9.250%, 01/15/2019	105,000	122,192
Nexen Energy ULC
6.200%, 07/30/2019	120,000	138,298
Noble Holding International, Ltd.
6.050%, 03/01/2041	50,000	42,992

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Occidental Petroleum Corp.
4.100%, 02/01/2021	$300,000	$318,373
ONEOK Partners LP
6.650%, 10/01/2036	268,000	308,434
Petro-Canada
5.950%, 05/15/2035	235,000	271,672
6.050%, 05/15/2018	125,000	140,593
Petrobras Global Finance BV
4.375%, 05/20/2023	365,000	313,929
Petrobras International Finance Company SA
5.375%, 01/27/2021	400,000	370,628
6.750%, 01/27/2041	80,000	72,766
8.375%, 12/10/2018	90,000	95,625
Petroleos Mexicanos
4.875%, 01/18/2024	500,000	519,500
5.500%, 01/21/2021	320,000	346,400
6.625%, 06/15/2035	230,000	265,650
Plains All American Pipeline LP
8.750%, 05/01/2019	60,000	74,708
Shell International Finance BV
0.900%, 11/15/2016	500,000	500,447
6.375%, 12/15/2038	90,000	120,944
Southern Natural Gas Company LLC
4.400%, 06/15/2021	250,000	259,970
Statoil ASA
1.800%, 11/23/2016	580,000	588,436
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023	170,000	163,026
Talisman Energy, Inc.
3.750%, 02/01/2021	60,000	58,022
6.250%, 02/01/2038	110,000	111,673
7.750%, 06/01/2019	150,000	172,780
The Williams Companies, Inc.
7.875%, 09/01/2021	190,000	219,483
Tosco Corp.
8.125%, 02/15/2030	383,000	557,208
Total Capital SA
3.125%, 10/02/2015	40,000	40,762
4.125%, 01/28/2021	40,000	43,065
4.250%, 12/15/2021	60,000	65,523
TransCanada PipeLines, Ltd.
5.850%, 03/15/2036	405,000	462,571
Valero Energy Corp.
6.125%, 06/15/2017	345,000	378,976
7.500%, 04/15/2032	270,000	339,281
Weatherford International, Ltd.
5.500%, 02/15/2016	340,000	350,802
6.000%, 03/15/2018	185,000	197,489
Williams Partners LP
5.250%, 03/15/2020	400,000	434,211
		14,067,660
Financials - 9.1%
AEGON Funding Company LLC
5.750%, 12/15/2020	165,000	190,737
African Development Bank
6.875%, 10/15/2015	145,000	151,131
Allied World Assurance Company
Holdings, Ltd.
7.500%, 08/01/2016	325,000	354,872
American Express Company
2.650%, 12/02/2022	345,000	338,369
American Express Credit Corp.
2.800%, 09/19/2016	400,000	411,873

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
American International Group, Inc.
5.450%, 05/18/2017	$120,000	$130,940
6.250%, 05/01/2036	430,000	557,238
American Tower Corp.
4.500%, 01/15/2018	310,000	329,216
Asian Development Bank
5.593%, 07/16/2018	590,000	667,331
Bank of America Corp.
5.000%, 05/13/2021	820,000	914,999
5.650%, 05/01/2018	500,000	555,487
5.875%, 01/05/2021	350,000	405,816
6.500%, 08/01/2016	80,000	86,207
6.875%, 04/25/2018 to 11/15/2018	397,000	457,668
7.750%, 05/14/2038	480,000	677,906
Bank of Nova Scotia
2.900%, 03/29/2016	580,000	595,108
Barclays Bank PLC
6.750%, 05/22/2019	240,000	282,409
BB&T Corp.
5.200%, 12/23/2015	335,000	348,413
Berkshire Hathaway Finance Corp.
4.250%, 01/15/2021	60,000	65,966
5.400%, 05/15/2018	105,000	117,487
Berkshire Hathaway, Inc.
3.200%, 02/11/2015	120,000	120,345
BNP Paribas SA
3.250%, 03/11/2015	600,000	603,199
Boston Properties LP
4.125%, 05/15/2021	300,000	319,327
Capital One Bank USA NA
3.375%, 02/15/2023	360,000	357,999
Citigroup, Inc.
3.500%, 05/15/2023	750,000	730,118
5.500%, 09/13/2025	400,000	442,602
5.875%, 02/22/2033	220,000	253,767
8.500%, 05/22/2019	277,000	345,161
CNA Financial Corp.
7.350%, 11/15/2019	280,000	334,193
Credit Suisse USA, Inc.
4.875%, 01/15/2015	475,000	475,802
Deutsche Bank AG
3.250%, 01/11/2016	500,000	510,928
Discover Financial Services
5.200%, 04/27/2022	120,000	132,529
Essex Portfolio LP
5.200%, 03/15/2021	60,000	67,092
European Bank for Reconstruction
& Development
1.000%, 09/17/2018	500,000	492,182
1.625%, 09/03/2015	70,000	70,628
European Investment Bank
1.750%, 06/17/2019	1,000,000	1,002,610
2.875%, 09/15/2020	700,000	735,927
4.625%, 10/20/2015	495,000	511,522
4.875%, 01/17/2017	200,000	216,183
Fifth Third Bancorp
3.625%, 01/25/2016	250,000	256,207
5.450%, 01/15/2017	300,000	321,952
First Horizon National Corp.
5.375%, 12/15/2015	320,000	331,345
General Electric Capital Corp.
6.000%, 08/07/2019	650,000	756,062
6.750%, 03/15/2032	230,000	314,153

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
General Electric Capital Corp. (continued)
6.875%, 01/10/2039	$585,000	$827,487
Glencore Finance Canada, Ltd.
5.800%, 11/15/2016 (S)	105,000	112,354
HCP, Inc.
3.875%, 08/15/2024	400,000	406,327
Health Care REIT, Inc.
4.950%, 01/15/2021	320,000	351,865
HSBC Holdings PLC
6.500%, 09/15/2037	660,000	848,025
Inter-American Development Bank
2.250%, 07/15/2015	830,000	838,632
7.000%, 06/15/2025	325,000	448,079
International Bank for Reconstruction
& Development
1.000%, 09/15/2016	500,000	502,632
2.125%, 11/01/2020	500,000	505,549
8.625%, 10/15/2016	100,000	113,427
International Finance Corp.
0.875%, 06/15/2018	600,000	589,796
Jefferies Group LLC
5.125%, 04/13/2018	330,000	348,021
John Deere Capital Corp.
1.700%, 01/15/2020	550,000	536,050
JPMorgan Chase & Company
1.100%, 10/15/2015	290,000	290,557
3.375%, 05/01/2023	500,000	494,657
4.350%, 08/15/2021	710,000	771,540
6.400%, 05/15/2038	125,000	163,317
Kemper Corp.
6.000%, 11/30/2015	120,000	125,111
KeyCorp
5.100%, 03/24/2021	250,000	282,150
KFW
1.000%, 06/11/2018	500,000	493,514
1.875%, 04/01/2019	1,000,000	1,010,909
4.375%, 03/15/2018	360,000	394,258
5.125%, 03/14/2016	780,000	823,099
Kimco Realty Corp.
6.875%, 10/01/2019	60,000	71,110
Landwirtschaftliche Rentenbank
5.125%, 02/01/2017	75,000	81,563
Lincoln National Corp.
7.000%, 06/15/2040	150,000	208,025
MetLife, Inc.
6.750%, 06/01/2016	150,000	161,749
6.817%, 08/15/2018	190,000	221,069
Moody’s Corp.
5.500%, 09/01/2020	60,000	68,127
Morgan Stanley
4.100%, 05/22/2023	750,000	759,329
5.950%, 12/28/2017	435,000	483,386
6.625%, 04/01/2018	503,000	572,935
7.300%, 05/13/2019	110,000	130,476
MUFG Union Bank NA
5.950%, 05/11/2016	250,000	265,230
National Rural Utilities Cooperative
Finance Corp.
10.375%, 11/01/2018	180,000	234,491
Nomura Holdings, Inc.
4.125%, 01/19/2016	110,000	113,086
Northern Trust Corp.
3.450%, 11/04/2020	300,000	317,270

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Oesterreichische Kontrollbank AG
4.875%, 02/16/2016	$295,000	$308,873
PartnerRe Finance A LLC
6.875%, 06/01/2018	250,000	284,949
PartnerRe Finance B LLC
5.500%, 06/01/2020	60,000	67,435
Plum Creek Timberlands LP
4.700%, 03/15/2021	150,000	162,683
PNC Funding Corp.
4.250%, 09/21/2015	40,000	40,893
5.625%, 02/01/2017	310,000	334,581
6.700%, 06/10/2019	310,000	367,049
Prudential Financial, Inc.
3.875%, 01/14/2015	140,000	140,163
4.750%, 09/17/2015	290,000	297,607
5.375%, 06/21/2020	280,000	316,013
Rabobank Nederland NV
4.500%, 01/11/2021	500,000	549,975
Reinsurance Group of America, Inc.
5.000%, 06/01/2021	50,000	55,069
Royal Bank of Canada
2.200%, 07/27/2018	600,000	606,660
Senior Housing Properties Trust
4.300%, 01/15/2016	110,000	112,310
Simon Property Group LP
5.650%, 02/01/2020	330,000	378,793
State Street Corp.
3.100%, 05/15/2023	250,000	246,478
Stifel Financial Corp.
4.250%, 07/18/2024	500,000	502,963
SunTrust Banks, Inc.
6.000%, 09/11/2017	435,000	482,248
The Bank of New York Mellon Corp.
2.500%, 01/15/2016	150,000	152,882
The Bear Stearns Companies LLC
7.250%, 02/01/2018	710,000	818,311
The Chubb Corp.
5.750%, 05/15/2018	275,000	310,688
The Goldman Sachs Group, Inc.
3.625%, 01/22/2023	500,000	506,311
6.125%, 02/15/2033	375,000	459,641
6.150%, 04/01/2018	735,000	824,978
7.500%, 02/15/2019	240,000	285,471
The Hartford Financial Services Group, Inc.
5.950%, 10/15/2036	170,000	208,961
The Travelers Companies, Inc.
5.900%, 06/02/2019	310,000	358,632
6.250%, 06/20/2016	190,000	204,561
Travelers Property Casualty Corp.
7.750%, 04/15/2026	50,000	67,565
U.S. Bancorp
2.450%, 07/27/2015	280,000	283,249
U.S. Bank NA (3.778% to 04/29/2015 then
3 month LIBOR + 2.003%)
3.778%, 04/29/2020	230,000	232,066
UBS AG
5.750%, 04/25/2018	185,000	208,114
Ventas Realty LP
3.125%, 11/30/2015	150,000	153,052
4.750%, 06/01/2021	60,000	65,214
Vornado Realty LP
4.250%, 04/01/2015	290,000	290,000

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Wells Fargo & Company
3.450%, 02/13/2023	$750,000	$760,121
5.625%, 12/11/2017	185,000	205,793
Westpac Banking Corp.
3.000%, 12/09/2015	450,000	459,590
		44,416,150
Health care - 1.7%
AbbVie, Inc.
2.900%, 11/06/2022	500,000	492,264
Aetna, Inc.
3.950%, 09/01/2020	290,000	306,217
Agilent Technologies, Inc.
3.875%, 07/15/2023	250,000	248,404
Amgen, Inc.
5.150%, 11/15/2041	100,000	112,715
5.700%, 02/01/2019	450,000	506,195
5.750%, 03/15/2040	40,000	47,857
Anthem, Inc.
4.650%, 08/15/2044	150,000	158,854
6.375%, 06/15/2037	345,000	447,774
AstraZeneca PLC
5.900%, 09/15/2017	340,000	381,248
Baxter International, Inc.
5.900%, 09/01/2016	315,000	339,171
Becton, Dickinson and Company
3.250%, 11/12/2020	300,000	305,183
Bristol-Myers Squibb Company
6.800%, 11/15/2026	195,000	261,316
Cigna Corp.
4.000%, 02/15/2022	280,000	295,041
Covidien International Finance SA
6.000%, 10/15/2017	360,000	402,901
Eli Lilly & Company
7.125%, 06/01/2025	250,000	329,110
Gilead Sciences, Inc.
4.500%, 04/01/2021	330,000	366,595
GlaxoSmithKline Capital, Inc.
6.375%, 05/15/2038	210,000	279,612
Johnson & Johnson
2.150%, 05/15/2016	320,000	326,633
5.850%, 07/15/2038	285,000	389,201
Laboratory Corp. of America Holdings
4.625%, 11/15/2020	280,000	301,830
Life Technologies Corp.
5.000%, 01/15/2021	310,000	342,610
McKesson Corp.
4.750%, 03/01/2021	150,000	165,851
Medtronic, Inc.
5.600%, 03/15/2019	165,000	187,289
Mylan, Inc.
2.600%, 06/24/2018	250,000	253,289
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	80,000	89,826
Pharmacia Corp.
6.500%, 12/01/2018	335,000	391,547
Quest Diagnostics, Inc.
5.450%, 11/01/2015	30,000	31,064
UnitedHealth Group, Inc.
4.375%, 03/15/2042	50,000	53,350
4.875%, 03/15/2015	12,000	12,103
5.800%, 03/15/2036	300,000	371,465
		8,196,515

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials - 1.5%
Burlington Northern Santa Fe LLC
4.400%, 03/15/2042	$50,000	$52,455
4.700%, 10/01/2019	250,000	276,357
Canadian Pacific Railway Company
4.450%, 03/15/2023	300,000	329,229
Caterpillar, Inc.
3.400%, 05/15/2024	500,000	513,872
7.900%, 12/15/2018	95,000	115,828
CSX Corp.
3.700%, 10/30/2020	270,000	284,936
6.250%, 04/01/2015	138,000	139,865
7.375%, 02/01/2019	105,000	125,739
Emerson Electric Company
4.875%, 10/15/2019	250,000	277,930
FedEx Corp.
3.875%, 08/01/2042	420,000	404,769
8.000%, 01/15/2019	50,000	60,868
Fluor Corp.
3.375%, 09/15/2021	320,000	330,578
GATX Corp.
4.750%, 05/15/2015	170,000	172,446
Ingersoll-Rand Global Holding Company, Ltd.
6.875%, 08/15/2018	340,000	394,694
Koninklijke Philips NV
6.875%, 03/11/2038	250,000	339,528
L-3 Communications Corp.
4.750%, 07/15/2020	150,000	161,089
Norfolk Southern Corp.
4.837%, 10/01/2041	240,000	266,237
Northrop Grumman Corp.
3.500%, 03/15/2021	150,000	156,153
Pitney Bowes, Inc.
6.250%, 03/15/2019	180,000	204,550
Ryder System, Inc.
2.450%, 11/15/2018	250,000	250,032
Snap-on, Inc.
6.125%, 09/01/2021	310,000	366,936
The Boeing Company
8.750%, 09/15/2031	90,000	142,495
Tyco Electronics Group SA
6.550%, 10/01/2017	500,000	562,854
Union Pacific Corp.
4.000%, 02/01/2021	280,000	307,086
4.821%, 02/01/2044	285,000	325,386
United Technologies Corp.
5.375%, 12/15/2017	100,000	111,176
6.125%, 02/01/2019	245,000	284,450
Waste Management, Inc.
6.125%, 11/30/2039	50,000	64,722
7.375%, 03/11/2019	315,000	380,691
		7,402,951
Information technology - 1.0%
Apple, Inc.
2.400%, 05/03/2023	800,000	777,598
Cisco Systems, Inc.
3.150%, 03/14/2017	360,000	376,328
5.900%, 02/15/2039	80,000	100,694
eBay, Inc.
3.250%, 10/15/2020	250,000	254,296
Google, Inc.
3.625%, 05/19/2021	320,000	343,340
Hewlett-Packard Company
2.125%, 09/13/2015	290,000	292,308

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Hewlett-Packard Company (continued)
3.750%, 12/01/2020	$300,000	$310,339
IBM Corp.
2.000%, 01/05/2016	330,000	334,895
4.000%, 06/20/2042	210,000	209,110
5.600%, 11/30/2039	21,000	25,363
Intel Corp.
2.700%, 12/15/2022	690,000	685,897
Leidos Holdings, Inc.
4.450%, 12/01/2020	300,000	288,286
Oracle Corp.
5.750%, 04/15/2018	435,000	491,752
The Western Union Company
3.650%, 08/22/2018	100,000	103,747
Xerox Corp.
6.750%, 12/15/2039	60,000	73,147
XLIT, Ltd.
5.750%, 10/01/2021	310,000	360,115
		5,027,215
Materials - 1.1%
Agrium, Inc.
6.750%, 01/15/2019	350,000	403,230
Barrick North America Finance LLC
4.400%, 05/30/2021	250,000	252,438
BHP Billiton Finance USA, Ltd.
6.500%, 04/01/2019	300,000	352,608
CRH America, Inc.
8.125%, 07/15/2018	220,000	263,297
E.I. du Pont de Nemours & Company
3.625%, 01/15/2021	180,000	190,806
Freeport-McMoRan, Inc.
3.875%, 03/15/2023	500,000	471,418
Newmont Mining Corp.
4.875%, 03/15/2042	270,000	235,166
Potash Corp. of Saskatchewan, Inc.
5.625%, 12/01/2040	150,000	185,168
PPG Industries, Inc.
3.600%, 11/15/2020	300,000	312,181
Praxair, Inc.
2.450%, 02/15/2022	240,000	235,699
Rio Tinto Alcan, Inc.
6.125%, 12/15/2033	100,000	121,348
Rio Tinto Finance USA PLC
4.750%, 03/22/2042	270,000	276,421
Rio Tinto Finance USA, Ltd.
5.200%, 11/02/2040	250,000	272,693
6.500%, 07/15/2018	70,000	80,140
Teck Resources, Ltd.
4.500%, 01/15/2021	70,000	68,468
6.250%, 07/15/2041	270,000	248,902
The Dow Chemical Company
4.375%, 11/15/2042	590,000	571,443
5.700%, 05/15/2018	49,000	54,397
9.400%, 05/15/2039	130,000	210,929
Vale Overseas, Ltd.
6.875%, 11/10/2039	350,000	372,771
		5,179,523
Telecommunication services - 1.2%
America Movil SAB de CV
3.125%, 07/16/2022	500,000	493,320
5.000%, 03/30/2020	61,000	67,267

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
AT&T, Inc.
3.000%, 02/15/2022	$500,000	$490,590
4.300%, 12/15/2042	20,000	19,014
5.350%, 09/01/2040	400,000	433,128
British Telecommunications PLC
9.625%, 12/15/2030	190,000	298,310
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	146,000	215,665
Telefonica Emisiones SAU
7.045%, 06/20/2036	230,000	302,561
Telefonica Europe BV
8.250%, 09/15/2030	350,000	486,526
Verizon Communications, Inc.
2.625%, 02/21/2020 (S)	880,000	869,939
4.600%, 04/01/2021	650,000	705,493
5.150%, 09/15/2023	820,000	905,471
6.900%, 04/15/2038	190,000	248,898
Vodafone Group PLC
4.375%, 03/16/2021	110,000	117,054
5.450%, 06/10/2019	320,000	360,100
		6,013,336
Utilities - 1.7%
CenterPoint Energy Resources Corp.
4.500%, 01/15/2021	246,000	269,768
Consolidated Edison Company of New
York, Inc.
7.125%, 12/01/2018	295,000	349,735
Constellation Energy Group, Inc.
5.150%, 12/01/2020	310,000	343,232
Dominion Resources, Inc.
5.200%, 08/15/2019	110,000	122,673
DTE Energy Company
6.350%, 06/01/2016	230,000	246,900
Duke Energy Carolinas LLC
6.000%, 01/15/2038	200,000	263,233
7.000%, 11/15/2018	290,000	343,776
Entergy Corp.
5.125%, 09/15/2020	310,000	337,690
Entergy Texas, Inc.
7.125%, 02/01/2019	50,000	59,131
Exelon Generation Company LLC
6.250%, 10/01/2039	160,000	192,171
Florida Power & Light Company
5.650%, 02/01/2037	290,000	373,718
Georgia Power Company
5.950%, 02/01/2039	335,000	430,113
Hydro-Quebec
8.400%, 01/15/2022	250,000	336,361
Indiana Michigan Power Company
6.050%, 03/15/2037	187,000	235,398
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/2015	221,000	235,155
NiSource Finance Corp.
6.800%, 01/15/2019	380,000	446,120
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	188,000	283,028
Pacific Gas & Electric Company
3.500%, 10/01/2020	60,000	62,352
6.050%, 03/01/2034	260,000	331,007
PacifiCorp
6.000%, 01/15/2039	335,000	440,577
Pennsylvania Electric Company
5.200%, 04/01/2020	300,000	330,751

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
PPL Capital Funding, Inc.
3.400%, 06/01/2023	$250,000	$250,470
PPL WEM Holdings, Ltd.
5.375%, 05/01/2021 (S)	60,000	67,433
Progress Energy, Inc.
4.400%, 01/15/2021	305,000	332,431
7.050%, 03/15/2019	50,000	59,253
San Diego Gas & Electric Company
6.125%, 09/15/2037	202,000	275,104
Southern California Edison Company
5.350%, 07/15/2035	130,000	157,794
Southwestern Public Service Company
8.750%, 12/01/2018	255,000	318,537
The Southern Company
2.375%, 09/15/2015	500,000	505,499
Virginia Electric & Power Company
3.450%, 09/01/2022	50,000	52,140
8.875%, 11/15/2038	190,000	318,238
		8,369,788
TOTAL CORPORATE BONDS (Cost $105,175,269)		$117,686,393
MUNICIPAL BONDS - 1.0%
Bay Area Toll Authority (California)
6.907%, 10/01/2050	50,000	73,813
Illinois State Toll Highway Authority
6.184%, 01/01/2034	150,000	195,348
Maryland State Transportation Authority
5.888%, 07/01/2043	60,000	78,289
Metropolitan Washington Airports Authority
Dulles Toll Road (District of Columbia)
7.462%, 10/01/2046	40,000	54,760
New Jersey State Turnpike Authority
7.102%, 01/01/2041	90,000	131,497
New York State Dormitory Authority
5.628%, 03/15/2039	340,000	424,140
New York State Urban Development Corp.
5.770%, 03/15/2039	300,000	370,089
North Carolina Turnpike Authority
6.700%, 01/01/2039	60,000	68,773
State of California
7.300%, 10/01/2039	400,000	586,936
7.500%, 04/01/2034	80,000	119,720
State of Illinois, GO
5.100%, 06/01/2033	115,000	114,755
7.350%, 07/01/2035	280,000	328,252
State of Texas
5.517%, 04/01/2039	260,000	342,378
State of Utah
3.539%, 07/01/2025	390,000	410,978
4.554%, 07/01/2024	260,000	292,321
State of Washington
5.481%, 08/01/2039	260,000	325,850
Texas Transportation Commission State
Highway Fund
5.178%, 04/01/2030	310,000	371,935
University of California
5.770%, 05/15/2043	320,000	410,384
TOTAL MUNICIPAL BONDS (Cost $3,854,055)		$4,700,218

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.2%
Commercial and residential - 1.7%
Banc of America Commercial Mortgage Trust
Series 2006-4, Class A4,
5.634%, 07/10/2046	$732,344	$766,192
Series 2006-5, Class A3,
5.390%, 09/10/2047	880,000	885,636
Series 2006-1, Class AM,
5.421%, 09/10/2045 (P)	200,000	207,777
Bear Stearns Commercial
Mortgage Securities Trust
Series 2006-PW11, Class AM,
5.434%, 03/11/2039 (P)	200,000	208,127
Series 2006-PW12, Class A4,
5.704%, 09/11/2038 (P)	914,074	959,390
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2006-CD2, Class A4,
5.300%, 01/15/2046 (P)	170,000	174,794
Series 2006-CD2, Class AM,
5.346%, 01/15/2046 (P)	200,000	208,052
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2005-CB13, Class A3A1,
5.242%, 01/12/2043 (P)	38,723	38,685
Series 2005-LDP5, Class A4,
5.236%, 12/15/2044 (P)	1,553,636	1,579,626
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	485,000	513,490
Series 2005-LDP4, Class A4,
4.918%, 10/15/2042 (P)	130,882	132,645
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
5.903%, 07/15/2044 (P)	180,000	195,059
Merrill Lynch Mortgage Trust
Series 2008-C1, Class A4,
5.690%, 02/12/2051	676,214	735,944
Series 2006-C1, Class AM,
5.677%, 05/12/2039 (P)	800,000	839,883
Morgan Stanley Capital I Trust
Series 2007-T27, Class A4,
5.651%, 06/11/2042 (P)	630,000	685,937
Series 2011, Class C10,
5.033%, 09/15/2047 (P)(S)	190,000	214,106
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11, Class A5
5.188%, 01/15/2041 (P)	73,818	73,803
U.S. Government Agency - 0.5%
Federal Home Loan Mortgage Corp.
Series K005, Class A2, 4.317%, 11/25/2019	700,000	769,985
Series K013, Class A2,
3.974%, 01/25/2021 (P)	700,000	763,764
Series K712, Class A2, 1.869%, 11/25/2019	700,000	695,869
		2,229,618
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $9,999,387)		$10,648,764
ASSET BACKED SECURITIES - 0.5%
BA Credit Card Trust, Series 2007-A1,
Class A1 5.170%, 06/15/2019	500,000	540,213
BMW Vehicle Lease Trust, Series 2014-1,
Class A3 0.730%, 02/21/2017	500,000	499,529

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Citibank Credit Card Issuance Trust,
Series 2008-A1, Class A1
5.350%, 02/07/2020	$500,000	$555,973
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A6
6.620%, 03/01/2016	67,361	68,038
Honda Auto Receivables Owner Trust,
Series 2014-3, Class A3
0.880%, 06/15/2018	500,000	498,263
Volkswagen Auto Loan Enhanced Trust,
Series 2012-1, Class A3
0.850%, 08/22/2016	88,555	88,663
TOTAL ASSET BACKED SECURITIES (Cost $2,276,584)		$2,250,679
SHORT-TERM INVESTMENTS - 5.6%
Money market funds - 5.6%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	27,499,705	27,499,705
TOTAL SHORT-TERM INVESTMENTS (Cost $27,499,705)		$27,499,705
Total Investments (Total Bond Market Trust B)
(Cost $487,339,353) - 105.5%		$514,316,822
Other assets and liabilities, net - (5.5%)		(26,910,101)
TOTAL NET ASSETS - 100.0%		$487,406,721

Total Return Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 50.2%
U.S. Government - 21.8%
Treasury Inflation Protected Securities
0.375%, 07/15/2023	$12,448,148	$12,325,608
0.625%, 07/15/2021	5,689,170	5,768,727
1.750%, 01/15/2028	24,708,992	28,015,747
2.000%, 01/15/2026	12,083,337	13,862,802
2.375%, 01/15/2025 to 01/15/2027	55,880,292	66,206,379
2.500%, 01/15/2029	21,234,624	26,408,907
3.625%, 04/15/2028	880,866	1,213,256
3.875%, 04/15/2029	11,122,034	15,948,819
U.S. Treasury Bonds
3.000%, 11/15/2044	9,700,000	10,194,099
3.125%, 08/15/2044	57,900,000	62,332,940
3.375%, 05/15/2044	35,700,000	40,218,263
3.750%, 11/15/2043	500,000	601,406
U.S. Treasury Notes
0.750%, 12/31/2017	2,600,000	2,571,561
2.250%, 11/15/2024	900,000	906,047
2.375%, 08/15/2024	9,400,000	9,568,175
		296,142,736
U.S. Government Agency - 28.4%
Federal Home Loan Mortgage Corp.
0.875%, 03/07/2018	1,100,000	1,086,840
1.250%, 10/02/2019	14,100,000	13,795,031
2.292%, 06/01/2034 (P)	129,148	137,598
2.375%, 01/13/2022	2,300,000	2,323,676
2.691%, 01/01/2029 (P)	84,241	88,824
3.750%, 03/27/2019	1,700,000	1,850,202
4.000%, TBA (C)	17,000,000	18,066,146

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
4.000%, 09/01/2035		$357,859	$385,460
4.500%, TBA (C)		9,000,000	9,758,662
4.500%, 10/01/2025 to 10/01/2041		835,493	909,647
5.500%, 04/01/2035 to 07/01/2038		722,737	808,794
6.000%, 03/01/2016 to 08/01/2038		510,441	574,722
Federal National Mortgage Association
0.875%, 08/28/2017 to 05/21/2018		2,900,000	2,874,650
1.125%, 04/27/2017		5,600,000	5,633,270
1.313%, 06/01/2043 (P)		756,156	777,163
1.513%, 10/01/2040 (P)		104,287	107,167
1.875%, 09/18/2018		800,000	813,066
2.233%, 09/01/2035 (P)		2,505,710	2,677,560
2.310%, 08/01/2022		700,000	692,201
2.590%, 07/01/2022		11,486,788	11,619,348
2.640%, 06/01/2022		6,300,000	6,393,372
2.870%, 09/01/2027		1,600,000	1,585,586
2.940%, 07/01/2022		2,557,005	2,643,355
3.000%, TBA (C)		42,000,000	42,709,949
3.000%, 04/01/2022 to 05/01/2022		603,963	629,868
3.156%, 05/01/2022		9,466,586	9,913,808
3.330%, 11/01/2021		378,737	400,632
3.500%, TBA (C)		16,000,000	16,895,547
3.805%, 05/01/2036 (P)		1,051,488	1,124,057
4.000%, TBA (C)		10,000,000	10,678,124
4.000%, 08/01/2018 to 08/01/2041		17,222,446	18,444,457
4.500%, TBA (C)		12,000,000	13,007,800
4.500%, 04/01/2018 to 12/11/2044		16,628,847	18,008,207
4.522%, 09/01/2035 (P)		55,793	59,803
5.000%, TBA (C)		11,500,000	12,691,416
5.000%, 02/01/2027 to 03/01/2044		3,963,841	4,383,877
5.136%, 05/01/2035 (P)		129,491	136,882
5.375%, 06/12/2017		1,600,000	1,769,554
5.500%, 03/01/2021 to 07/01/2041		61,506,001	68,960,404
6.000%, TBA (C)		8,000,000	9,067,506
6.000%, 12/01/2016 to 05/01/2041		36,329,388	40,964,783
6.500%, 03/01/2036 to 11/01/2037		21,733	24,709
Government National
Mortgage Association
1.625%, 09/20/2021 to 02/20/2032 (P)		971,343	998,687
5.000%, 01/15/2035 to 11/15/2039		25,394,493	28,029,796
Small Business Administration
4.880%, 11/01/2024		46,104	49,675
5.130%, 09/01/2023		63,606	68,709
5.520%, 06/01/2024		1,089,434	1,200,469
			385,821,059
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $676,498,381)			$681,963,795
FOREIGN GOVERNMENT
OBLIGATIONS - 14.0%
Brazil - 0.2%
Banco Nacional de Desenvolvimento
Economico e Social
3.375%, 09/26/2016 (S)		1,000,000	1,003,400
4.125%, 09/15/2017 (S)	EUR	1,100,000	1,337,710
			2,341,110
Canada - 2.8%
Province of Ontario
1.600%, 09/21/2016		$100,000	101,365
1.650%, 09/27/2019		6,100,000	6,029,789

Total Return Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada (continued)
Province of Ontario (continued)
3.000%, 07/16/2018		$1,800,000	$1,885,446
3.150%, 06/02/2022	CAD	2,100,000	1,910,967
4.000%, 06/02/2021		1,600,000	1,531,045
4.200%, 06/02/2020		22,100,000	21,234,680
4.400%, 04/14/2020		$1,100,000	1,224,143
Province of Quebec
3.500%, 07/29/2020		600,000	642,066
4.250%, 12/01/2021	CAD	2,500,000	2,429,226
4.500%, 12/01/2020		700,000	685,293
			37,674,020
Italy - 5.8%
Republic of Italy
1.150%, 05/15/2017	EUR	6,200,000	7,593,044
4.500%, 03/01/2024		48,400,000	72,070,677
			79,663,721
Japan - 0.4%
Government of Japan
1.700%, 09/20/2044	JPY	610,000,000	5,630,639
Mexico - 1.5%
Government of Mexico
4.000%, 11/15/2040 to 11/08/2046	MXN	155,159,634	11,950,957
7.750%, 05/29/2031		2,700,000	207,854
8.000%, 06/11/2020		113,600,000	8,666,270
			20,825,081
South Korea - 1.4%
Export-Import Bank of Korea
4.125%, 09/09/2015		$6,400,000	6,538,227
Korea Development Bank
3.500%, 08/22/2017		1,100,000	1,145,097
4.375%, 08/10/2015		9,900,000	10,107,029
Korea Housing Finance Corp.
4.125%, 12/15/2015 (S)		1,100,000	1,129,790
			18,920,143
Spain - 1.9%
Autonomous Community of Valencia
Spain
4.375%, 07/16/2015	EUR	100,000	122,820
Kingdom of Spain
2.100%, 04/30/2017		9,600,000	12,044,898
4.200%, 01/31/2037		400,000	606,623
4.250%, 10/31/2016		1,800,000	2,328,335
4.700%, 07/30/2041		1,400,000	2,267,750
5.150%, 10/31/2044 (S)		300,000	519,072
5.500%, 07/30/2017		5,900,000	8,043,845
			25,933,343
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $199,589,461)			$190,988,057
CORPORATE BONDS - 21.9%
Consumer discretionary - 3.1%
Banque PSA Finance SA
4.250%, 02/25/2016		1,500,000	1,880,189
DISH DBS Corp.
4.250%, 04/01/2018		$500,000	510,625
7.750%, 05/31/2015		15,600,000	16,009,500
Ford Motor Credit Company LLC
0.682%, 11/08/2016 (P)		10,300,000	10,254,618
0.755%, 09/08/2017 (P)		2,100,000	2,085,539

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Ford Motor Credit Company LLC (continued)
3.984%, 06/15/2016		$2,900,000	$3,003,333
7.000%, 04/15/2015		800,000	813,802
8.000%, 12/15/2016		1,100,000	1,231,424
President and Fellows of Harvard College
6.500%, 01/15/2039 (S)		4,600,000	6,651,867
			42,440,897
Energy - 1.4%
Gazprom OAO
5.092%, 11/29/2015 (S)		2,000,000	1,960,000
9.250%, 04/23/2019		1,700,000	1,733,150
Novatek OAO
5.326%, 02/03/2016 (S)		1,100,000	1,060,510
Petrobras Global Finance BV
2.000%, 05/20/2016		300,000	286,545
Petrobras International
Finance Company SA
3.500%, 02/06/2017		100,000	95,491
3.875%, 01/27/2016		9,100,000	8,929,830
5.875%, 03/01/2018		900,000	878,823
Ras Laffan Liquefied Natural Gas
Company, Ltd. II
5.298%, 09/30/2020 (S)		2,167,900	2,325,073
Rosneft Finance SA
6.625%, 03/20/2017		1,700,000	1,581,000
			18,850,422
Financials - 14.8%
Ally Financial, Inc.
2.750%, 01/30/2017		13,200,000	13,158,816
4.625%, 06/26/2015		4,100,000	4,130,750
8.300%, 02/12/2015		6,200,000	6,231,000
American International Group, Inc.
5.050%, 10/01/2015		500,000	515,232
Banco Bilbao Vizcaya Argentaria SA
1.075%, 05/16/2016		7,000,000	6,993,098
Banco de Credito e Inversiones
3.000%, 09/13/2017 (S)		1,800,000	1,836,374
Banco Espirito Santo SA
4.750%, 01/15/2018	EUR	400,000	474,369
Banco Popular Espanol SA (11.500% to
10/10/2018, then 5 Year Euro Swap
Rate +10.237%)
10/10/2018 (Q)		2,200,000	3,030,813
Banco Santander Brasil SA
4.500%, 04/06/2015 (S)		$600,000	603,636
Bank of America Corp.
2.600%, 01/15/2019		200,000	201,555
2.650%, 04/01/2019		2,000,000	2,014,670
5.750%, 12/01/2017		100,000	110,498
6.400%, 08/28/2017		4,300,000	4,791,232
6.875%, 04/25/2018		9,300,000	10,681,794
Bank of America NA
0.541%, 06/15/2017 (P)		9,200,000	9,067,456
0.652%, 05/08/2017 (P)		3,200,000	3,194,701
Bank of China Hong Kong, Ltd.
5.550%, 02/11/2020 (S)		1,200,000	1,311,173
Barclays PLC (6.500% to 09/15/2019,
then 5 year Euro Swap Rate + 5.875%)
09/15/2019 (Q)	EUR	2,200,000	2,606,206
BBVA Bancomer SA
4.500%, 03/10/2016 (S)		$1,400,000	1,442,000
6.500%, 03/10/2021 (S)		2,900,000	3,140,410

Total Return Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Caixa Economica Federal
2.375%, 11/06/2017 (S)		$1,800,000	$1,698,750
Citigroup, Inc.
4.450%, 01/10/2017		500,000	528,569
4.875%, 05/07/2015		2,500,000	2,533,300
6.125%, 08/25/2036		3,200,000	3,814,627
Credit Agricole SA (7.875% to
01/23/2024, then 5 Year U.S. Swap
Rate +4.898%)
01/23/2024 (Q)(S)		3,600,000	3,663,122
Credit Agricole SA (7.875% to
01/23/2024,then 5 Year Euro Swap
Rate +4.898%)
01/23/2024 (Q)		300,000	305,260
Credit Suisse/New York
0.539%, 03/11/2016 (P)		9,800,000	9,796,090
Fifth Third Bancorp
0.667%, 12/20/2016 (P)		1,200,000	1,190,414
JPMorgan Chase & Company
0.806%, 04/25/2018 (P)		5,300,000	5,287,847
LBG Capital No.1 PLC (8.500% to
12/17/2021, then 3 month
LIBOR + 6.921%)
12/17/2021 (Q)(S)		700,000	757,531
Lloyds Banking Group PLC
7.625%, 06/27/2023 (P)(Q)	GBP	2,500,000	3,882,795
Lloyds TSB Bank PLC (12.000% to
12/16/2024, then 3 month
LIBOR + 11.750%)
12/16/2024 (Q)(S)		$11,300,000	16,046,000
Morgan Stanley
6.000%, 04/28/2015		800,000	812,988
Murray Street Investment Trust I
4.647%, 03/09/2017 (P)		6,800,000	7,177,101
Navient Corp.
6.250%, 01/25/2016		11,800,000	12,272,000
Novo Banco SA
2.625%, 05/08/2017	EUR	2,400,000	2,701,895
5.000%, 05/23/2019		100,000	118,143
5.875%, 11/09/2015		1,300,000	1,584,860
Principal Life Income Funding Trusts
5.550%, 04/27/2015		$4,300,000	4,369,295
Sberbank of Russia
5.499%, 07/07/2015		1,200,000	1,188,000
Springleaf Finance Corp.
6.500%, 09/15/2017		11,500,000	12,075,000
6.900%, 12/15/2017		9,100,000	9,691,500
State Bank of India
4.500%, 07/27/2015 (S)		2,900,000	2,951,063
Stone Street Trust
5.902%, 12/15/2015 (S)		7,500,000	7,807,140
The Bear Stearns Companies LLC
7.250%, 02/01/2018		9,600,000	11,064,480
The Blackstone Group LP
9.296%, 03/18/2019		1,047,020	1,044,406
Vesey Street Investment Trust I
4.404%, 09/01/2016 (P)		600,000	629,606
			200,527,565
Health care - 0.1%
Amgen, Inc.
2.300%, 06/15/2016		1,900,000	1,930,434

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials - 0.6%
Con-way, Inc.
7.250%, 01/15/2018	$800,000	$909,137
General Electric Capital Corp.
3.800%, 06/18/2019 (S)	2,100,000	2,231,025
International Lease Finance Corp.
5.750%, 05/15/2016	800,000	830,000
6.750%, 09/01/2016 (S)	2,100,000	2,236,500
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2021 (S)	962,500	899,938
Odebrecht Offshore Drilling Finance, Ltd.
6.625%, 10/01/2022 (S)	769,920	689,078
6.750%, 10/01/2022 (S)	282,750	258,716
		8,054,394
Information technology - 0.1%
Apple, Inc.
2.850%, 05/06/2021	1,300,000	1,329,847
Materials - 0.9%
Braskem Finance, Ltd.
5.750%, 04/15/2021 (S)	1,200,000	1,209,000
CSN Islands XI Corp.
6.875%, 09/21/2019 (S)	3,100,000	2,875,250
Gerdau Holdings, Inc.
7.000%, 01/20/2020 (S)	2,300,000	2,486,875
MMC Norilsk Nickel OJSC
5.550%, 10/28/2020 (S)	1,800,000	1,630,800
Rio Oil Finance Trust Series 2014-1
6.250%, 07/06/2024 (S)	500,000	478,165
Rio Oil Finance Trust Series 2014-3
6.750%, 01/06/2027 (S)	3,300,000	3,172,290
Rohm & Haas Company
6.000%, 09/15/2017	603,000	666,954
		12,519,334
Telecommunication services - 0.8%
Ooredoo International Finance, Ltd.
3.375%, 10/14/2016 (S)	200,000	205,224
Verizon Communications, Inc.
1.991%, 09/14/2018 (P)	1,400,000	1,456,360
2.500%, 09/15/2016	4,183,000	4,276,879
3.650%, 09/14/2018	4,500,000	4,755,272
		10,693,735
Utilities - 0.1%
Red Oak Power LLC
8.540%, 11/30/2019	1,008,355	1,076,419
TOTAL CORPORATE BONDS (Cost $281,635,729)		$297,423,047
CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%
UBS Preferred Funding Trust V (6.243%
to 05/15/2016, then 3 month
LIBOR + 1.615%)
05/15/2016 (Q)	4,700,000	4,852,797
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $4,819,286)		$4,852,797
MUNICIPAL BONDS - 5.4%
American Municipal Power, Inc. (Ohio)
8.084%, 02/15/2050	2,700,000	4,401,810
California Infrastructure & Economic
Development Bank
6.486%, 05/15/2049	1,100,000	1,370,941

Total Return Trust (continued)

	Shares or
	Principal
	Amount	Value
MUNICIPAL BONDS (continued)
California State University
6.484%, 11/01/2041	$2,000,000	$2,659,060
California Statewide Communities
Development Authority
7.550%, 05/15/2040	2,700,000	3,614,652
Chicago Transit Authority (Illinois)
6.200%, 12/01/2040	1,300,000	1,540,331
Chicago Transit Authority,
Series A (Illinois)
6.300%, 12/01/2021	180,000	198,565
6.899%, 12/01/2040	3,400,000	4,283,864
City of Los Angeles (California)
5.713%, 06/01/2039	1,000,000	1,259,090
City of North Las Vegas (Nevada)
6.572%, 06/01/2040	11,600,000	10,451,020
County of Clark (Nevada)
6.820%, 07/01/2045	2,200,000	3,224,320
Illinois Municipal Electric Agency
6.832%, 02/01/2035	2,700,000	3,278,151
Iowa Tobacco Settlement Authority,
Series A
6.500%, 06/01/2023	275,000	275,699
Los Angeles County Public Works
Financing Authority (California)
7.488%, 08/01/2033	500,000	664,695
7.618%, 08/01/2040	5,300,000	7,706,624
Los Angeles Unified School District
(California)
6.758%, 07/01/2034	3,300,000	4,601,058
Mississippi Development Bank
6.313%, 01/01/2033	700,000	859,586
New York City Municipal Water Finance
Authority (New York)
5.882%, 06/15/2044	3,500,000	4,707,710
North Carolina Turnpike Authority
6.700%, 01/01/2039	3,000,000	3,438,630
Public Power Generation Agency
(Nebraska)
7.242%, 01/01/2041	500,000	587,040
State of California
7.550%, 04/01/2039	1,300,000	2,003,872
State of Iowa
6.750%, 06/01/2034	6,400,000	7,462,016
Tobacco Settlement Financing Corp.
(Rhode Island)
6.250%, 06/01/2042	500,000	501,225
University of California
6.398%, 05/15/2031	3,300,000	4,130,379
TOTAL MUNICIPAL BONDS (Cost $61,231,656)		$73,220,338
TERM LOANS (M) - 1.0%
Consumer discretionary - 0.2%
Chrysler Group LLC 3.500%, 05/24/2017	3,084,021	3,071,170
Consumer staples - 0.1%
HJ Heinz Company 3.500%, 06/05/2020	1,132,538	1,123,841
Health care - 0.5%
Community Health Systems, Inc.
3.486%, 01/25/2017	3,979,900	3,951,471
HCA, Inc. 2.919%, 03/31/2017	2,586,902	2,564,913
		6,516,384

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or
		Principal
		Amount	Value
TERM LOANS (M) (continued)
Utilities - 0.2%
Energy Future Intermediate Holding
Company LLC 4.250%, 06/19/2016		$2,796,194	$2,794,447
TOTAL TERM LOANS (Cost $13,605,474)			$13,505,842

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.9%
Commercial and residential - 7.2%
Arran Residential Mortgages
Funding PLC, Series 2010-1A,
Class A2B
1.478%, 05/16/2047 (P)(S)	EUR	2,543,766	3,100,906
Banc of America Funding, Ltd.,
Series 2012-R5, Class A
0.430%, 10/03/2039 (P)(S)		$7,808,178	7,807,098
Bank of America Funding Corp.,
Series 2004-A, Class 1A3
2.698%, 09/20/2034 (P)		76,422	75,906
Bank of America Mortgage Trust,
Series 2004-2, Class 5A1
6.500%, 10/25/2031		5,610	5,886
BCAP LLC Trust
Series 2011-RR4, Class 8A1,
5.250%, 02/26/2036 (S)		2,288,576	2,087,835
Series 2011-RR5, Class 12A1,
5.041%, 03/26/2037 (P)(S)		487,796	480,224
Series 2011-RR5, Class 5A1,
5.250%, 08/26/2037 (S)		4,607,822	4,789,873
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2004-9, Class 22A1,
3.014%, 11/25/2034 (P)		491,872	492,950
Series 2002-11, Class 1A2,
2.668%, 02/25/2033 (P)		100,458	94,429
Series 2003-8, Class 2A1,
2.732%, 01/25/2034 (P)		456,814	468,394
Series 2004-6, Class 1A1,
2.373%, 09/25/2034 (P)		71,219	64,222
Bear Stearns Alt-A Trust, Series 2004-9,
Class 2A1
2.465%, 09/25/2034 (P)		81,496	72,063
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW18,
Class A4
5.700%, 06/11/2050		4,200,000	4,566,269
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6, Class A1
2.230%, 09/25/2035 (P)		5,833,503	5,815,396
Countrywide Alternative Loan Trust
Series 2004-27CB, Class A1,
6.000%, 12/25/2034		5,288,558	5,283,957
Series 2007-OA6, Class A1B,
0.370%, 06/25/2037 (P)		8,756,867	7,230,869
Series 2003-J3, Class 2A1,
6.250%, 12/25/2033		15,906	16,921
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2005-3, Class 1A2,
0.460%, 04/25/2035 (P)		275,470	243,314
Series 2003-R4, Class 2A,
5.725%, 01/25/2034 (P)(S)		109,321	112,403
Series 2004-12, Class 11A2,
2.589%, 08/25/2034 (P)		42,855	39,326

Total Return Trust (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Credit Suisse Commercial Mortgage Trust,
Series 2006-C5, Class A1A
5.297%, 12/15/2039		$2,399,468	$2,547,225
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-AR8,
Class 2A1
2.465%, 09/25/2034 (P)		99,715	99,316
Credit Suisse Mortgage Capital
Certificates, Series 2007-C5, Class A4
5.695%, 09/15/2040 (P)		11,200,000	12,083,635
CSMC, Series 2010-18, Class R
2.475%, 04/26/2038 (P)(S)		2,100,000	2,041,723
European Loan Conduit, Series 25X,
Class A
0.228%, 05/15/2019 (P)	EUR	91,717	109,206
First Nationwide Trust, Series 2001-3,
Class 1A1
6.750%, 08/21/2031		$1,706	1,757
GMAC Mortgage Corp Loan Trust,
Series 2005-AR6, Class 3A1
2.809%, 11/19/2035 (P)		373,959	358,949
GreenPoint Mortgage Funding Trust,
Series 2006-AR8, Class 1A1A
0.250%, 01/25/2047 (P)		50	52
Greenwich Capital Commercial
Funding Corp., Series 2007-GG9,
Class A4
5.444%, 03/10/2039		1,600,000	1,706,462
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 6A1
4.979%, 11/25/2035 (P)		895,083	871,431
HarborView Mortgage Loan Trust,
Series 2005-2, Class 2A1A
0.388%, 05/19/2035 (P)		404,353	335,631
HomeBanc Mortgage Trust, Series 2005-4,
Class A1
0.440%, 10/25/2035 (P)		5,943,659	5,271,069
IndyMac ARM Trust, Series 2001-H2,
Class A2
1.707%, 01/25/2032 (P)		6,177	5,938
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2007-LD12, Class A4,
5.882%, 02/15/2051 (P)		1,200,000	1,299,246
Series 2007-LDPX, Class A3,
5.420%, 01/15/2049		470,792	502,757
Merrill Lynch Mortgage Investors Trust,
Series 2005-A6, Class 2A3
0.548%, 08/25/2035 (P)		3,200,000	2,946,922
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-6,
Class A4
5.485%, 03/12/2051 (P)		1,300,000	1,396,069
Morgan Stanley Capital I Trust,
Series 2007-IQ14, Class A2FX
5.610%, 04/15/2049		942,590	943,697
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4A
5.796%, 08/12/2045 (P)(S)		1,123,152	1,204,158
Nomura Asset Acceptance Corp.,
Series 2004-R1, Class A2
7.500%, 03/25/2034 (S)		160,760	171,469

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
RBSSP Resecuritization Trust
Series 2011-3, Class 2A1,
0.405%, 02/26/2037 (P)(S)	$3,281,373	$3,071,897
Series 2011-4, Class 6A1,
0.408%, 06/27/2036 (P)(S)	3,200,000	2,704,323
Residential Asset Securitization Trust,
Series 2005-A1, Class A1
5.500%, 04/25/2035	8,028,286	8,144,801
Residential Funding Mortgage
Securities I Trust, Series 2004-S9,
Class 1A23
5.500%, 12/25/2034	300,000	300,024
Structured Adjustable Rate Mortgage
Loan Trust, Series 2004-8, Class 3A
2.457%, 07/25/2034 (P)	124,539	124,386
Structured Asset Mortgage
Investments, Inc., Series 2005-AR2,
Class 2A1
0.400%, 05/25/2045 (P)	32,879	29,552
Structured Asset Securities Corp.,
Series 2006-11, Class A1
2.605%, 10/28/2035 (P)(S)	414,703	397,038
Wachovia Bank Commercial
Mortgage Trust, Series 2007-WHL8,
Class A1
0.247%, 06/15/2020 (P)(S)	417,842	416,872
WaMu Mortgage Pass Through
Certificates, Series 2005-AR6,
Class 2A1A
0.400%, 04/25/2045 (P)	36,352	33,799
WaMu Mortgage Pass-
Through Certificates
Series 2002-AR17, Class 1A,
1.313%, 11/25/2042 (P)	148,279	143,703
Series 2002-AR2, Class A,
1.921%, 02/27/2034 (P)	48,534	47,537
Series 2002-AR6, Class A,
1.513%, 06/25/2042 (P)	6,443	6,212
Series 2002-AR9, Class 1A,
1.513%, 08/25/2042 (P)	492,517	451,287
Series 2005-AR13, Class A1A1,
0.460%, 10/25/2045 (P)	355,866	326,089
Series 2005-AR2, Class 2A1A,
0.480%, 01/25/2045 (P)	20,756	19,175
Wells Fargo Mortgage
Backed Securities Trust
Series 2004-CC, Class A1,
2.615%, 01/25/2035 (P)	3	3
Series 2006-AR10, Class 1A1,
2.610%, 07/25/2036 (P)	3,438,442	3,343,741
Series 2006-AR2, Class 2A1,
2.612%, 03/25/2036 (P)	1,476,106	1,469,995
		97,775,387
U.S. Government Agency - 0.7%
Federal Home Loan Mortgage Corp.
Series 2204, Class Z,
7.500%, 12/20/2029	372,737	424,022
Series 2247, Class Z,
7.500%, 08/15/2030	175,165	201,894
Series 2362, Class ZA,
6.500%, 09/15/2031	228,191	253,009

Total Return Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 2503, Class PZ,
6.000%, 09/15/2032	$803,862	$901,979
Series 2906, Class GZ,
5.000%, 09/15/2034	494,103	541,004
Series 2935, Class HJ,
5.000%, 02/15/2035	400,000	429,997
Series 2941, Class WE,
5.000%, 03/15/2035	265,048	288,104
Series T-63, Class 1A1,
1.315%, 02/25/2045 (P)	156,368	160,238
Series 2489, Class PE,
6.000%, 08/15/2032	216,161	242,243
Federal National Mortgage Association
Series 2002-56, Class ZQ,
6.000%, 09/25/2032	2,981,367	3,284,220
Series 2003-116, Class FA,
0.568%, 11/25/2033 (P)	92,032	92,619
Series 2003-W1, Class 1A1,
5.843%, 12/25/2042 (P)	264,649	300,573
Series 2004-11, Class A,
0.288%, 03/25/2034 (P)	19,907	19,817
Series 2004-T1, Class 1A1,
6.000%, 01/25/2044	90,924	103,054
Series 2005-9, Class ZA,
5.000%, 02/25/2035	754,218	823,010
Series 2006-5, Class 3A2,
2.194%, 05/25/2035 (P)	158,381	163,086
Series 2007-73, Class A1,
0.228%, 07/25/2037 (P)	92,628	89,911
Government National
Mortgage Association
Series 2004-105, Class JZ,
5.000%, 12/20/2034	164,701	167,498
Series 2005-21, Class Z,
5.000%, 03/20/2035	1,301,274	1,445,959
Series 2005-3, Class JZ,
5.000%, 01/16/2035	164,018	179,747
Series 2005-3, Class KZ,
5.000%, 01/16/2035	164,015	179,286
		10,291,270
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $103,422,944)		$108,066,657

ASSET BACKED SECURITIES - 4.6%
Countrywide Asset-Backed Certificates
Series 2004-10, Class MV2,
1.160%, 01/25/2035 (P)	3,033,936	3,031,791
Series 2005-14, Class 3A3,
0.518%, 04/25/2036 (P)	2,136,270	2,098,922
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB6,
Class A3
0.388%, 07/25/2037 (P)(S)	7,388,074	4,893,498
EMC Mortgage Loan Trust,
Series 2001-A Class A
0.908%, 05/25/2040 (P)(S)	601,735	541,910
GSAA Trust, Series 2005-7, Class AF4
5.058%, 05/25/2035 (P)	5,158,000	4,580,531
Hillmark Funding, Series 2006-1A,
Class A1
0.481%, 05/21/2021 (P)(S)	8,343,497	8,250,191

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or
		Principal
		Amount	Value
ASSET BACKED SECURITIES (continued)
Mastr Asset Backed Securities Trust
Series 2005-WF1, Class M2,
0.600%, 06/25/2035 (P)		$2,700,000	$2,521,549
Series 2006-NC2, Class A3,
0.280%, 08/25/2036 (P)		5,240,584	2,807,947
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2006-WMC1, Class A2C
0.480%, 12/25/2035 (P)		4,951,269	4,444,249
Morgan Stanley Home Equity Loan Trust,
Series 2007-2, Class A2
0.340%, 04/25/2037 (P)		2,359,328	1,503,015
New Century Home Equity Loan Trust
Series 2005-4, Class M2,
0.680%, 09/25/2035 (P)		1,100,000	957,065
Series 2005-C, Class A2C,
0.420%, 12/25/2035 (P)		3,295,754	3,225,107
Park Place Securities, Inc.
Series 2005-WCW3, Class M1,
0.650%, 08/25/2035 (P)		1,000,000	925,421
Series 2005-WCW3, Class M2,
0.660%, 08/25/2035 (P)		3,400,000	2,617,966
Penta CLO SA, Series 2007-1X, Class A1
0.398%, 06/04/2024 (P)	EUR	767,104	919,558
RASC Trust, Series 2005-KS4, Class M2
1.038%, 05/25/2035 (P)		$3,404,000	3,221,586
Securitized Asset Backed
Receivables LLC Trust,
Series 2006-FR3, Class A3
0.420%, 05/25/2036 (P)		4,218,440	2,494,060
SLM Student Loan Trust
Series 2008-9, Class A,
1.756%, 04/25/2023 (P)		8,368,982	8,595,422
Series 2010-C, Class A2,
2.817%, 12/16/2019 (P)(S)		594,135	602,052
Soundview Home Equity Loan Trust,
Series 2007-OPT1, Class 2A1
0.250%, 06/25/2037 (P)		488,812	289,365
Specialty Underwriting & Residential
Finance Trust, Series 2005-BC2,
Class M3
0.820%, 12/25/2035 (P)		5,200,000	4,778,576
TOTAL ASSET BACKED SECURITIES (Cost $61,443,269)			$63,299,781

COMMON STOCKS - 0.0%
Financials - 0.0%
Rescap Liquidating Trust (I)		11	173
TOTAL COMMON STOCKS (Cost $57)			$173

PREFERRED SECURITIES - 0.7%
Financials - 0.7%
Sovereign Real Estate
Investment Trust, 12.000% (S)		5,520	$7,396,800
Wells Fargo & Company,
Series L, 7.500%		1,500	1,809,000
TOTAL PREFERRED SECURITIES (Cost $9,235,650)			$9,205,800

Total Return Trust (continued)

		Shares or
		Principal
		Amount	Value
PURCHASED OPTIONS - 0.0%
Put options - 0.0%
Over the Counter on 2 Year Interest Rate
Swap. Receive a fixed rate of 3.205%
and pay a floating rate based on 3-
month LIBOR (Expiration Date:
01/16/2020; Strike Price: $3.20;
Counterparty: Goldman Sachs
and Company) (I)		6,700,000	$80,916
TOTAL PURCHASED OPTIONS (Cost $99,328)			$80,916

SHORT-TERM INVESTMENTS - 3.1%
Certificate of deposit - 0.2%
Credit Suisse New York
0.464%, 03/17/2015*		$2,000,000	1,999,820
U.S. Government - 0.1%
U.S. Treasury Bills
0.042%, 04/16/2015 *		1,130,000	1,129,919
0.053%, 04/23/2015 *		430,000	429,950
			1,559,869
U.S. Government Agency - 1.8%
Federal Home Loan Bank
0.050%, 02/12/2015*		15,000,000	14,999,125
Federal Home Loan Mortgage Corp.
0.040%, 01/23/2015*		10,000,000	9,999,756
			24,998,881
Foreign government - 1.0%
Japan Treasury Discount Bill 0.000%,
03/02/2015 *	JPY	1,600,000,000	13,357,823
TOTAL SHORT-TERM INVESTMENTS (Cost $42,116,786)			$41,916,393
Total Investments (Total Return Trust)
(Cost $1,453,698,021) - 109.2%			$1,484,523,596
Other assets and liabilities, net - (9.2%)			(125,204,053)
TOTAL NET ASSETS - 100.0%			$1,359,319,543

SALE COMMITMENTS OUTSTANDING - (1.8)%
U.S. Government Agency - (1.8)%
Federal National Mortgage Association
4.500%, TBA (C)		(3,000,000)	(3,257,344)
5.500%, TBA (C)		$(19,000,000)	(21,256,312)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(24,520,586))			$(24,513,656)

Ultra Short Term Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 10.3%
U.S. Government - 3.4%
U.S. Treasury Note
0.250%, 01/15/2015	$8,000,000	$7,999,376
U.S. Government Agency - 6.9%
Federal Home Loan Mortgage Corp.
1.890%, 12/01/2035 (P)	223,342	233,193
1.940%, 12/01/2036 (P)	146,964	155,070
1.947%, 06/01/2036 (P)	248,816	261,842
2.152%, 05/01/2037 (P)	507,393	537,071

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
2.205%, 02/01/2036 (P)	$440,970	$467,970
2.227%, 12/01/2035 (P)	543,349	579,881
2.290%, 11/01/2036 (P)	431,288	457,109
2.356%, 05/01/2034 (P)	597,453	634,880
2.420%, 08/01/2035 (P)	557,886	597,982
2.601%, 06/01/2035 (P)	538,501	577,203
Federal National Mortgage Association
1.851%, 10/01/2038 (P)	487,156	508,875
1.865%, 10/01/2035 (P)	874,016	918,984
1.915%, 02/01/2035 (P)	738,194	776,879
1.992%, 04/01/2035 (P)	2,347,827	2,467,034
2.126%, 07/01/2035 (P)	930,406	983,245
2.300%, 01/01/2036 (P)	639,526	678,379
2.313%, 05/01/2036 (P)	1,443,808	1,533,051
2.320%, 02/01/2035 (P)	1,144,154	1,215,087
2.370%, 01/01/2036 (P)	524,589	557,511
2.377%, 07/01/2035 (P)	515,807	548,387
2.458%, 05/01/2034 (P)	374,204	399,230
Government National Mortgage Association
1.625%, 08/20/2035 to 08/20/2035 (P)	1,168,862	1,208,832
		16,297,695
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $24,238,153)		$24,297,071

CORPORATE BONDS - 59.7%
Consumer discretionary - 8.6%
American Honda Finance Corp.
0.609%, 05/26/2016 (P)(S)	2,000,000	2,003,783
1.000%, 08/11/2015 (S)	1,500,000	1,505,730
1.125%, 10/07/2016	1,000,000	1,004,900
Comcast Corp.
4.950%, 06/15/2016	1,500,000	1,589,367
Daimler Finance North America LLC
1.250%, 01/11/2016 (S)	500,000	501,440
1.300%, 07/31/2015 (S)	1,500,000	1,506,257
1.650%, 04/10/2015 (S)	2,750,000	2,756,138
DIRECTV Holdings LLC
3.550%, 03/15/2015	2,000,000	2,011,934
Ford Motor Credit Company LLC
5.625%, 09/15/2015	1,500,000	1,547,933
7.000%, 04/15/2015	1,000,000	1,017,252
Hyundai Motor Manufacturing Czech sro
4.500%, 04/15/2015 (S)	1,000,000	1,009,131
TCI Communications, Inc.
8.750%, 08/01/2015	1,625,000	1,700,192
Viacom, Inc.
6.250%, 04/30/2016	2,000,000	2,137,036
		20,291,093
Consumer staples - 1.9%
Anheuser-Busch InBev Worldwide, Inc.
0.800%, 07/15/2015	2,000,000	2,003,374
ConAgra Foods, Inc.
1.350%, 09/10/2015	1,000,000	1,004,140
5.819%, 06/15/2017	1,500,000	1,642,295
		4,649,809
Energy - 2.0%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	2,000,000	2,139,308

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Enterprise Products Operating LLC
1.250%, 08/13/2015	$1,000,000	$1,002,737
Transocean, Inc.
4.950%, 11/15/2015	1,624,000	1,628,055
		4,770,100
Financials - 27.1%
Abbey National Treasury Services PLC
4.000%, 04/27/2016	1,256,000	1,301,793
American Express Credit Corp.
1.750%, 06/12/2015	3,000,000	3,016,701
2.375%, 03/24/2017	1,000,000	1,022,707
American International Group, Inc.
5.050%, 10/01/2015	2,000,000	2,060,926
5.600%, 10/18/2016	2,500,000	2,687,165
Bank of America Corp.
3.700%, 09/01/2015	1,582,000	1,609,770
Bank of America NA
5.300%, 03/15/2017	1,775,000	1,906,751
Bank of Montreal
0.708%, 09/11/2015 (P)	1,500,000	1,504,185
BB&T Corp.
3.200%, 03/15/2016	1,500,000	1,534,802
BNP Paribas SA
3.250%, 03/11/2015	3,952,000	3,973,072
Capital One Financial Corp.
3.150%, 07/15/2016	2,000,000	2,057,380
5.500%, 06/01/2015	1,500,000	1,527,321
Citigroup, Inc.
4.875%, 05/07/2015	1,750,000	1,773,310
5.850%, 08/02/2016	1,000,000	1,070,237
Credit Agricole SA
3.500%, 04/13/2015 (S)	3,870,000	3,899,501
General Electric Capital Corp.
4.875%, 03/04/2015	1,541,000	1,552,317
HCP, Inc.
3.750%, 02/01/2016	1,839,000	1,890,334
ING Bank NV
2.000%, 09/25/2015 (S)	2,000,000	2,015,602
JPMorgan Chase & Company
1.125%, 02/26/2016	1,150,000	1,153,215
3.150%, 07/05/2016	750,000	771,131
MetLife Institutional Funding II
1.625%, 04/02/2015 (S)	1,000,000	1,002,670
MetLife, Inc.
6.750%, 06/01/2016	2,000,000	2,156,654
Morgan Stanley
0.710%, 10/15/2015 (P)	1,000,000	1,001,636
National Rural Utilities Cooperative
Finance Corp.
0.532%, 11/23/2016 (P)	2,000,000	2,002,176
PNC Funding Corp.
3.625%, 02/08/2015	2,000,000	2,005,916
Prudential Financial, Inc.
4.750%, 09/17/2015	2,500,000	2,565,580
Rabobank Nederland NV
0.722%, 03/18/2016 (P)	1,000,000	1,002,990
Societe Generale SA
3.100%, 09/14/2015 (S)	1,590,000	1,613,964
3.500%, 01/15/2016 (S)	2,000,000	2,051,120
The Goldman Sachs Group, Inc.
0.632%, 07/22/2015 (P)	2,500,000	2,499,613
5.350%, 01/15/2016	2,000,000	2,087,368

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Hartford Financial Services Group, Inc.
4.000%, 03/30/2015	$2,000,000	$2,015,886
The Royal Bank of Scotland PLC
4.375%, 03/16/2016	1,750,000	1,809,595
Wells Fargo Bank NA
4.750%, 02/09/2015	1,000,000	1,003,999
4.875%, 02/01/2015	1,000,000	1,003,113
		64,150,500
Health care - 5.0%
AbbVie, Inc. 0.991%, 11/06/2015 (P)	2,000,000	2,006,186
Amgen, Inc.
2.125%, 05/15/2017	2,000,000	2,026,366
2.500%, 11/15/2016	2,000,000	2,047,022
Express Scripts Holding Company
2.650%, 02/15/2017	2,500,000	2,556,375
Mylan, Inc. 1.800%, 06/24/2016	1,200,000	1,207,512
Quest Diagnostics, Inc. 5.450%, 11/01/2015	1,855,000	1,920,802
		11,764,263
Industrials - 4.2%
Air Lease Corp.
4.500%, 01/15/2016	1,000,000	1,027,500
BAE Systems Holdings, Inc.
5.200%, 08/15/2015 (S)	1,000,000	1,026,323
Cooper US, Inc.
5.450%, 04/01/2015	1,000,000	1,012,156
Eaton Corp.
0.950%, 11/02/2015	750,000	750,761
Hutchison Whampoa International, Ltd.
4.625%, 09/11/2015 (S)	1,500,000	1,537,775
PACCAR Financial Corp.
0.501%, 02/08/2016 (P)	1,500,000	1,501,680
Penske Truck Leasing Company LP
2.500%, 03/15/2016 (S)	1,500,000	1,520,927
Ryder System, Inc.
3.600%, 03/01/2016	1,500,000	1,544,187
		9,921,309
Information technology - 1.3%
Hewlett-Packard Company
2.650%, 06/01/2016	1,000,000	1,019,184
Xerox Corp. 4.250%, 02/15/2015	2,030,000	2,038,057
		3,057,241
Materials - 2.3%
Glencore Canada Corp.
5.375%, 06/01/2015	2,000,000	2,033,824
Glencore Finance Canada, Ltd.
2.050%, 10/23/2015 (S)	1,000,000	1,006,499
International Paper Company
5.300%, 04/01/2015	495,000	500,236
The Dow Chemical Company
2.500%, 02/15/2016	1,820,000	1,851,703
		5,392,262
Telecommunication services - 2.5%
AT&T, Inc.
2.400%, 08/15/2016	3,000,000	3,061,440
2.500%, 08/15/2015	1,500,000	1,516,340
Telefonica Emisiones SAU
6.421%, 06/20/2016	1,315,000	1,407,036
		5,984,816

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities - 4.8%
CenterPoint Energy Resources Corp.
6.150%, 05/01/2016	$1,000,000	$1,066,171
Constellation Energy Group, Inc.
4.550%, 06/15/2015	1,000,000	1,016,144
Dominion Resources, Inc. 1.950%, 08/15/2016	2,000,000	2,021,992
Entergy Texas, Inc. 3.600%, 06/01/2015	1,000,000	1,011,169
Georgia Power Company
0.560%, 03/15/2016 (P)	2,000,000	1,997,956
NextEra Energy Capital Holdings, Inc.
1.200%, 06/01/2015	2,225,000	2,229,179
The Southern Company 2.375%, 09/15/2015	2,000,000	2,021,996
		11,364,607
TOTAL CORPORATE BONDS (Cost $141,414,138)		$141,346,000

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.2%
U.S. Government Agency - 3.2%
Federal Home Loan Mortgage Corp.,
Series 4106, Class DF
0.560%, 09/15/2042 (P)	1,861,912	1,865,280
Federal National Mortgage Association
Series 2013-10, Class FT,
0.519%, 04/25/2042 (P)	1,903,786	1,899,066
Series 2013-26, Class JF,
0.469%, 10/25/2032 (P)	3,927,873	3,937,555
		7,701,901
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $7,718,526)		$7,701,901

ASSET BACKED SECURITIES - 19.4%
Ally Auto Receivables Trust, Series 2011-3,
Class A4 1.610%, 05/16/2016	617,682	618,346
American Express Credit Account
Master Trust, Series 2012-5, Class A
0.590%, 05/15/2018	3,050,000	3,049,134
AmeriCredit Automobile Receivables Trust
Series 2014-2, Class A2A,
0.540%, 10/10/2017	1,000,000	999,383
Series 2013-2, Class A3,
0.650%, 12/08/2017	3,000,000	3,000,477
BA Credit Card Trust, Series 2014-A2,
Class A 0.430%, 09/16/2019 (P)	2,000,000	1,996,336
Cabela’s Credit Card Master Note Trust,
Series 2010-1A, Class A2
1.610%, 01/16/2018 (P)(S)	4,500,000	4,502,138
Capital One Multi-Asset Execution Trust,
Series 2007-A1, Class A1
0.210%, 11/15/2019 (P)	2,000,000	1,990,554
CarMax Auto Owner Trust
Series 2014-1, Class A2,
0.470%, 02/15/2017	1,356,334	1,356,052
Series 2012-1, Class A3,
0.890%, 09/15/2016	479,925	480,309
Chase Issuance Trust
Series 2013-A4, Class A4,
0.260%, 05/15/2017 (P)	1,000,000	999,550
Series 2012-A5, Class A5,
0.590%, 08/15/2017	4,000,000	4,001,212
Citibank Credit Card Issuance Trust,
Series 2005-A2, Class A2
4.850%, 03/10/2017	2,000,000	2,016,814

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Discover Card Execution Note Trust,
Series 2012-A3, Class A3
0.860%, 11/15/2017	$2,000,000	$2,002,986
Ford Credit Auto Owner Trust
Series 2014-B, Class A2,
0.470%, 03/15/2017	2,912,108	2,911,234
Series 2012-D, Class A3,
0.510%, 04/15/2017	1,407,216	1,407,066
Series 2012-A, Class A3,
0.840%, 08/15/2016	235,940	236,027
Honda Auto Receivables Owner Trust,
Series 2014-3, Class A3
0.880%, 06/15/2018	665,000	662,690
Huntington Auto Trust
Series 2012-2, Class A3,
0.510%, 04/17/2017	1,716,578	1,716,389
Series 2012-1, Class A3,
0.810%, 09/15/2016	77,800	77,852
Hyundai Auto Lease Securitization Trust,
Series 2014-B, Class A2
0.610%, 02/15/2017 (S)	3,000,000	2,995,164
Hyundai Auto Receivables Trust,
Series 2010-B, Class A4
1.630%, 03/15/2017	550,277	551,571
Nissan Auto Lease, Series 2013-A, Class A2A
0.450%, 09/15/2015	116,294	116,290
Toyota Auto Receivables Owner Trust,
Series 2011-B, Class A4
0.940%, 11/15/2016	1,749,635	1,750,419
USAA Auto Owner Trust, Series 2012-1,
Class A4 0.570%, 08/15/2017	3,000,000	2,999,688
Volkswagen Auto Lease Trust, Series 2014-A,
Class A2A 0.520%, 10/20/2016	508,085	508,156
Volkswagen Auto Loan Enhanced Trust,
Series 2012-1, Class A3
0.850%, 08/22/2016	587,256	587,975
Westlake Automobile Receivables Trust,
Series 2014-1A, Class A2
0.700%, 05/15/2017 (S)	2,000,000	1,999,222
Wheels SPV LLC, Series 2012-1, Class A2
1.190%, 03/20/2021 (S)	375,836	376,085
TOTAL ASSET BACKED SECURITIES (Cost $46,123,000)		$45,909,119

SHORT-TERM INVESTMENTS - 7.4%
U.S. Government - 7.0%
U.S. Treasury Bill 0.029%, 04/02/2015 *	16,500,000	16,498,350
Repurchase agreement - 0.4%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2014 at 0.040% to be
repurchased at $1,064,002 on 01/02/2015,
collateralized by $1,002,189 U.S. Treasury
Inflation Indexed Notes, 0.500% due
04/15/2015 (valued at $1,085,282,
including interest)	1,064,000	1,064,000
TOTAL SHORT-TERM INVESTMENTS (Cost $17,562,746)		$17,562,350
Total Investments (Ultra Short Term Bond Trust)
(Cost $237,056,563) - 100.0%		$236,816,441
Other assets and liabilities, net - 0.0%		32,133
TOTAL NET ASSETS - 100.0%		$236,848,574

Percentages are based upon net assets.

Footnotes

Key to Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
DOP	Dominican Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
NOK	Norwegian Krone
PHP	Philippine Peso
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Key to Security Abbreviations and Legend

ADR	American Depositary Receipts
CMT	Constant Maturity Treasury
GO	General Obligation
IO	Interest-Only Security (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
PO	Principal-Only Security (Principal Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.
SELIC	Sistema Especial de Liquidacao e Custodia (Special Clearance and Escrow System)
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
USGG	U.S. Generic Government Yield Index
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(H)	Non-income producing — Issuer and/or security is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2014.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2014 (showing percentage of total net assets)

(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2014.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

John Hancock

601 Congress Street
Boston MA 02210-2805

JHTBA-FP0I 12/14

(b)

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.  Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.  Not Applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR.  Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b)

CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940 (A)

(c)

CONTACT PERSON AT THE REGISTRANT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK VARIABLE INSURANCE TRUST

/s/ Andrew Arnott

____________________

Andrew Arnott

President

Date: February 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott

__________________

Andrew Arnott

President

Date: February 13, 2015

/s/ Charles A. Rizzo

_____________________

Charles A. Rizzo

Chief Financial Officer

Date: February 13, 2015